UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR, ESQ.

Executive Vice President, General Counsel and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 - December 31, 2018

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

EQ Advisors Trust Annual Report

December 31, 2018

2018 Market Overview

Economy and Interest Rates

Coming into 2018, synchronized global growth was a prevalent theme, with the U.S. taking the lead from Europe and China in driving economic expansion. But as the year progressed, market conditions were heavily impacted by geo-political uncertainty, especially a series of retaliatory tariffs between the U.S. and China. The world’s two largest economies levied tariffs on trade worth hundreds of billions of dollars, and faced off over intellectual property protection issues. The U.S. also clashed with traditional allies within Europe and North America, threatening to discard established trade deals and add new tariffs. In late December, a partial U.S. government shutdown over budget disagreements also shook markets.

That said, the U.S. economy had its two strongest quarters of growth since 2014 in the second and third quarters — rising 4.2% and 3.4%, respectively. The unemployment rate declined for much of the year, finishing at 3.9%, close to the lowest levels in nearly 50 years.

The U.S. Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, and signaled that it might slow its pace of rates hikes in 2019. Fed Chairman Jerome Powell commented, “There’s significant uncertainty about both the path and the ultimate destination of any further rate increases.”

The European Central Bank left interest rates unchanged but signaled the end of its quantitative easing program. In the UK, Brexit negotiations dominated headlines, with Prime Minister Theresa May delaying the Parliamentary vote for her proposed Brexit Withdrawal Agreement as she continues to rally support after surviving a vote of confidence against her.

Bond Markets

Developed-market government bonds produced modest returns in 2018, while credit markets struggled.

The 10-year Treasury yield moved to highs in November, before retreating to 2.68% to end the year, with part of the year-end rally due to the Fed’s milder tone. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. The high-yield market’s negative return was driven by rising interest rates, trade tensions and concerns over the duration of the economic cycle. High-yield market outflows during the period were more than double the outflow sustained in 2017 and represented the largest annual outflow in market history. The high yield new issue market priced the lowest annual amount of new issue volume since 2009, while default volume crept higher than the period last year.

Emerging market debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

U.S. Equity

Despite a relatively strong start to the year and U.S. stock indices reaching record highs, U.S. equities declined on an annual total return basis for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Company earnings were estimated to have grown substantially in 2018, but many companies lowered profit forecasts for 2019, adding to volatility in the fourth quarter.

Small-cap stocks rallied during the first half of the year, but ultimately lagged large caps by a wide margin. Growth-oriented sectors bested defensive stocks, but experienced volatile swings throughout the year. Healthcare had the best sector return, while the energy sector had the steepest decline, after plummeting oil prices in the fourth quarter erased gains from earlier in the year. Technology companies continued to demonstrate strong earnings growth and delivered solid stock returns relative to the broad market. Despite the increased market volatility and sharp selloff in the fourth quarter, underlying fundamentals remain strong for many technology companies.

Equity markets did see a sharp rally in the last week of the quarter, reflecting positive economic data and some investor optimism heading into the New Year.

International Equity

International equities ended 2018 in negative territory, marking one of the worst years for the non-U.S. stock market in a decade. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing U.S.-China trade tensions dampened investor sentiment in China toward the end of the period.

In the first quarter, European equity markets fell in-line with the broader market, amid increased volatility and trade protectionism worries. Throughout the second quarter, the uncertainty stemming from U.S. trade protectionism weighed on most developed markets. In the third quarter, risk sentiment remained elevated, although steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied as a depreciation in the yen helped exporters. Continued Brexit uncertainty weighed on the market, as did Italy, as a rift between the populist government and the E.U. regarding the country’s budget plans was a source of investor concern.

By the fourth quarter, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth and heightened macroeconomic uncertainty. Slowing economic activity, broad-market risk-off behavior and political uncertainty marred the European region. The euro and sterling both moved lower against the dollar. In Asia, Japan fell -as a jump in the yen against the dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

From a sector perspective, financials had the most negative return (in USD) in 2018, but decreases were seen across almost all sectors for the year (with the exception of utilities).

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios (“the Portfolios”) as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the Portfolios. Changes in policy values depend not only on the investment performance of the Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2008, through December 31, 2018. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays Global Aggregate Index

An index which provides a broad-based measure of the global investments grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Bloomberg Barclays U.S. Intermediate Treasury Index (“BIT”)

An index which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index

An unmanaged index of securities consisting of all U.S. Treasury securities that have remaining maturities of 7 to 10 years.

Bloomberg Barclays U.S. Aggregate Bond Index (“BAG”)

An index which covers the U.S. dollar denominated investment- grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. Intermediate Government Bond Index (“BIG”)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index (“BarCap Treas 3-7Yrs”)

An unmanaged index of securities which measures the performance of government bonds issued by the U.S. Treasury that have a remaining maturity of more than three years and less than seven years.

Bloomberg Barclays World Government Inflation-Linked Bond Index

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and Eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

Bloomberg Barclays U.S. TIPS Index

An unmanaged index comprised of all U.S. Treasury Inflation Protected Securities (TIPS) rated investment grade or better (Baa3 or better), having at least one year to final maturity and at least $250million par amount outstanding.

Dow Jones Global Utilities Index

An index which is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors, and it represents the utilities industry as defined by ICB.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

NOTES ON PERFORMANCE (Unaudited)

Energy Select Sector Index

A highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500® Index.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE EPRA/NAREIT Global (Net) Index

An index which is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all taxqualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

ICE BofAML 1-year U.S. Treasury Note Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

ICE BofAML 3-Month U.S. Treasury Bill Index (“ICE BofAML 3 mo T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofAML All U.S. Convertibles Index (“ICE BofAML All U.S. Convertibles”)

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofAML U.S. High Yield Index

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

International Proxy Index

An index that is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI or MSCI AC World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Dividends) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International (MSCI) Emerging Markets (Net Dividends) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International (MSCI) KLD 400 Social Index

A capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social

NOTES ON PERFORMANCE (Unaudited)

and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Morgan Stanley Capital International (MSCI) World (Net) Index (U.S. Dollar Hedged) (“MSCI World (Net) Index (U.S. Dollar Hedged)”)

An index that consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates.

MSCI ACWI Health Care (Net) Index

An index which includes large and mid cap securities across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Health Care as per the Global Industry Classification Standard (GICS®).

MSCI ACWI Information Technology (Net) Index

An index which includes large and mid cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Information Technology as per the Global Industry Classification Standard (GICS®).

MSCI World 100% Hedged to USD Index

An index that represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro.

Russell 1000® Index (“Russell 1000”)

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000. It is market capitalization weighted.

Russell 1000® Growth Index

An index which measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index

An index which measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index (“Russell 2000”)

An unmanaged index which measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Index (“Russell 2500”)

An index which measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market-capitalization weighted.

Russell 2500™ Growth Index

An index which measures the performance of those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Value Index

An index which measures the performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index (“Russell 3000”)

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell 3000® Growth Index (“Russell 3000 Growth”)

An index which measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 3000® Health Care Index

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index.

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.

NOTES ON PERFORMANCE (Unaudited)

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is market-capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Composite 1500® Energy Sector Index

An Index which comprises of those companies included in the S&P Composite 1500® Index that are classified as members of the GICS® energy sector.

Standard & Poor’s Australian Security Exchange 200 Index (“S&P/ASX 200”)

An index which is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s Long-Only Merger Arbitrage Index (“S&P LOMA Index”)

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

Volatility Managed Index — Global Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

Volatility Managed Index — Global Proxy Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

Volatility Managed Index — International (“VMI — International or VMI — Intl”)

Volatility Managed Index — International applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II (“VMI — International II or VMI — Intl II”)

Volatility Managed Index — International II applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy (“VMI — International Proxy”)

Volatility Managed Index — International Proxy applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — International Proxy II (“VMI — International Proxy II”)

Volatility Managed Index — International Proxy II applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

Volatility Managed Index — Large Cap Core applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II (“VMI —LCC II”)

Volatility Managed Index — Large Cap Core II applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

Volatility Managed Index — Large Cap Growth applies a formula to a blend of the S&P 500® Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

Volatility Managed Index — Large Cap Value applies a formula to a blend of the S&P 500® Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

Volatility Managed Index — Mid Cap Core applies a formula to the S&P 400® Index adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II (“VMI — MCC II”)

Volatility Managed Index — Mid Cap Core II applies a formula to the S&P 400® Index adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

Volatility Managed Index — Mid Cap Value applies a formula to a blend of the S&P 400® Index and the Russell Midcap® Value adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

Volatility Managed Index — Small Cap Core applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II (“VMI — SCC II”)

Volatility Managed Index — Small Cap Core II applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

Volatility Managed Index — Small Cap Value applies a formula to a blend of the Russell 2000 and the Russell 2500™ Value Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

All Asset Growth-Alt 20 Index

The All Asset Growth-Alt 20 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

AXA Aggressive Strategy Index

AXA Aggressive Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 3%.

AXA Growth Strategy Index

AXA Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 12%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 34%, the Russell 2000® Index at a weighting of 12% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 5%.

AXA Moderate Growth Strategy Index

AXA Moderate Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE® Index at a weighting of 10%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 30%, the Russell 2000® Index at a weighting of 10% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 7%.

AXA Balanced Strategy Index

AXA Balanced Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 8%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 26%, the Russell 2000® Index at a weighting of 8% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 8%.

AXA Conservative Growth Strategy Index

AXA Conservative Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE®

NOTES ON PERFORMANCE (Unaudited)

Index at a weighting of 7%, the S&P MidCap 400® Index at a weighting of 7%, the S&P 500® Index at a weighting of 19%, the Russell 2000® Index at a weighting of 7% and the ICE BofAML 3- Month U.S. Treasury Bill Index at a weighting of 10%.

AXA Conservative Strategy Index

AXA Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 3%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 11%, the Russell 2000® Index at a weighting of 3% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 14%.

AXA Ultra Conservative Strategy Index

AXA Ultra Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the MSCI EAFE® Index at a weighting of 1.5%, the S&P MidCap 400® Index at a weighting of 1.5%, the S&P 500® Index at a weighting of 5.5%, and the Russell 2000® Index at a weighting of 1.5%.

AXA/AB Dynamic Aggressive Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

AXA/AB Dynamic Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 30%, the MSCI EAFE® Index at a weighting of 21%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 41% and the Russell 2000® Index at a weighting of 4%.

AXA/AB Dynamic Moderate Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 34% and the Russell 2000® Index at a weighting of 4%.

AXA/Goldman Sachs Strategic Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 60% and the Bloomberg Barclays U.S. Treasury 7-10 Year Index at a weighting of 40%.

AXA/Invesco Strategic Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 20%, the S&P MidCap 400® Index at a weighting of 3.5%, the S&P 500® Index at a weighting of 23% and the Russell 2000® Index at a weighting of 3.5%.

AXA/JPMorgan Strategic Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 65% and the Bloomberg Barclays U.S. Intermediate Treasury Index at a weighting of 35%.

AXA/Legg Mason Strategic Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the BarCap Treas 3-7 Yrs Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 26.5%, the S&P MidCap 400® Index at a weighting of 7.5%, the S&P 500® Index at a weighting of 17% and the Russell 2000® Index at a weighting of 4%.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	(7.60)%	2.91%	7.58%
Portfolio – Class IB Shares	(7.58)	2.91	7.52
Portfolio – Class K Shares**	(7.36)	3.16	5.31
All Asset Growth-Alt 20 Index	(5.02)	3.70	7.54
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	0.88	1.86	2.90

*  Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares. Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

** Date of inception 8/29/12.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (7.58)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the All Asset Growth-Alt 20 Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned (5.02)%, (4.38)% and 0.88%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of global stocks and bonds, with an allocation to alternative (noncorrelated) investments. In 2018, competing trade tariffs, rising U.S. interest rates and political uncertainty around the world created a challenging environment in all of these asset classes. With global stocks well into negative territory and global bonds also down somewhat, flat returns from alternatives offered a modest offset. A few comments:

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility amid concerns about political and trade uncertainties. The Portfolio’s emerging markets holdings, conversely, provided a modest buffer against losses. Overall, in this space however, a rising dollar further eroded international returns for U.S. dollar-based investors.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small-cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large-cap stocks, while negative performers, fared better during the market downturn.

•

For fixed-income markets, rising U.S. interest rates and a rising dollar provided a negative tone to the market throughout the year. The U.S. Federal Reserve raised interest rates four times during the year. The European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. On the positive side, central banks in several other countries maintained extraordinarily accommodative monetary policies. Many smaller developed market sovereigns ended 2018 with flatter yields curves and lower 10 year bond yields than at the end of 2017. Overall, however, U.S. short- and intermediate-term bonds eeked out a positive return but a basket of global bonds (in USD terms) were down modestly, leaving the Portfolio’s holdings roughly flat.

•

In the alternative markets, categories and strategies provided a modest buffer against equity losses especially precious and base metals. Strategies linked to energy and international real estate contributed losses.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Equity	55.8%
Fixed Income	23.7
Alternatives	13.1
Commodity	6.6
Repurchase Agreements	0.8

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
EQ/MFS International Growth Portfolio	7.2%
EQ/Global Bond PLUS Portfolio	6.5
AXA/AB Small Cap Growth Portfolio	6.3
1290 VT GAMCO Small Company Value Portfolio	6.1
EQ/T. Rowe Price Growth Stock Portfolio	5.1
AXA/Loomis Sayles Growth Portfolio	5.1
1290 VT GAMCO Mergers & Acquisitions Portfolio	5.0
1290 VT Real Estate Portfolio	4.2
EQ/BlackRock Basic Value Equity Portfolio	4.1
EQ/PIMCO Global Real Return Portfolio	4.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$918.40	$2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.46	2.78
Class IB
Actual	1,000.00	918.60	2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.46	2.78
Class K
Actual	1,000.00	919.90	1.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.72	1.50

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.54%, 0.54% and 0.29%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Commodity (6.6%)
Invesco DB Gold Fund (x)‡	131,840	$5,212,954
Invesco DB Precious Metals Fund (x)	22,000	800,140
Invesco DB Silver Fund‡	115,680	2,658,326
iShares Gold Trust*	940,100	11,553,829

Total Commodity		20,225,249

Equity (4.1%)
iShares China Large-Cap ETF (x)	39,905	1,559,487
iShares International Developed Property ETF	87,380	3,013,011
iShares MSCI EAFE Small-Cap ETF (x)	88,160	4,568,451
iShares MSCI Global Gold Miners ETF (x)	12,894	209,141
iShares U.S. Oil & Gas Exploration & Production ETF (x)	19,950	1,030,019
SPDR S&P Emerging Asia Pacific ETF (x)	5,490	481,802
SPDR S&P Emerging Markets SmallCap ETF (x)	36,395	1,491,103

Total Equity		12,353,014

Fixed Income (2.0%)
iShares JP Morgan USD Emerging Markets Bond ETF	57,480	5,972,747

Total Exchange Traded Funds (12.7%) (Cost $34,789,264)		38,551,010

INVESTMENT COMPANIES:
Fixed Income (21.8%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	677,326	6,534,111
1290 VT High Yield Bond Portfolio‡	1,041,503	9,305,394
EQ/Global Bond PLUS Portfolio‡	2,221,060	19,798,146
EQ/Intermediate Government Bond Portfolio‡	552,420	5,594,304
EQ/PIMCO Global Real Return Portfolio‡	1,315,818	12,515,993
EQ/PIMCO Ultra Short Bond Portfolio‡	632,574	6,214,063
Multimanager Core Bond Portfolio‡	666,320	6,371,576

Total Fixed Income		66,333,587

Equity (52.1%)
1290 VT Equity Income Portfolio‡	1,368,138	5,076,827
1290 VT GAMCO Small Company Value Portfolio‡	370,846	18,544,490
1290 VT Low Volatility Global Equity Portfolio‡	556,593	6,103,212
AXA/AB Small Cap Growth Portfolio‡	1,227,192	19,249,049
AXA/Janus Enterprise Portfolio*‡	93,709	1,596,194
AXA/Loomis Sayles Growth Portfolio‡	2,097,879	15,635,394
EQ/BlackRock Basic Value Equity Portfolio‡	620,001	12,592,000
EQ/Emerging Markets Equity PLUS Portfolio‡	940,531	8,101,967
EQ/International Equity Index Portfolio‡	1,143,664	9,483,602
EQ/Invesco Comstock Portfolio‡	812,689	12,353,177
EQ/JPMorgan Value Opportunities Portfolio‡	779,754	11,697,326
EQ/MFS International Growth Portfolio‡	3,265,272	22,021,697
EQ/T. Rowe Price Growth Stock Portfolio‡	359,244	15,687,032

Total Equity		158,141,967

Alternatives (13.2%)
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	1,283,195	15,334,604
1290 VT Natural Resources Portfolio‡	1,620,842	11,753,277
1290 VT Real Estate Portfolio‡	1,284,414	12,919,809

Total Alternatives		40,007,690

Total Investment Companies (87.1%) (Cost $254,818,106)		264,483,244

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $400,207, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $421,714. (xx)	$400,000	400,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,625,347, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,657,590. (xx)	1,625,088	1,625,088
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $65,344, collateralized by various Common Stocks; total market value $72,732. (xx)	65,335	65,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $350,057, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $357,000. (xx)	$350,000	$350,000

Total Repurchase Agreements		2,440,423

Total Short-Term Investments (0.8%) (Cost $2,440,423)		2,440,423

Total Investments in Securities (100.6%) (Cost $292,047,793)		305,474,677
Other Assets Less Liabilities (-0.6%)		(1,895,316)

Net Assets (100%)		$303,579,361

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $4,832,733. This was collateralized by $2,483,268 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/15/19 - 11/15/47 and by cash of $2,440,423 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The holdings in affiliated Investment Companies are all Class K shares except Invesco DB Gold Fund and Invesco DB Silver Fund.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio	677,326	6,302,519	1,004,890	(524,537)	(190)	(248,571)	6,534,111	208,448	—
1290 VT Equity Income Portfolio	1,368,138	6,920,650	1,818,244	(1,266,256)	(3,300)	(2,392,511)	5,076,827	131,504	1,578,791
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,283,195	17,062,120	1,307,358	(1,573,921)	687	(1,461,640)	15,334,604	274,004	429,988
1290 VT GAMCO Small Company Value Portfolio	370,846	22,042,552	2,723,258	(1,748,458)	38,472	(4,511,334)	18,544,490	177,664	990,786
1290 VT High Yield Bond Portfolio	1,041,503	10,164,396	1,430,972	(1,565,947)	3,414	(727,441)	9,305,394	542,061	—
1290 VT Low Volatility Global Equity Portfolio	556,593	5,833,135	1,344,203	(641,101)	1,471	(434,496)	6,103,212	173,407	49,866
1290 VT Natural Resources Portfolio	1,620,842	15,637,820	629,535	(2,249,075)	9,494	(2,274,497)	11,753,277	386,650	—
1290 VT Real Estate Portfolio	1,284,414	14,460,365	793,417	(1,049,075)	517	(1,285,415)	12,919,809	550,531	—
AXA/AB Small Cap Growth Portfolio	1,227,192	23,304,777	4,643,259	(3,936,740)	296,620	(5,058,867)	19,249,049	82,359	3,367,597
AXA/Janus Enterprise Portfolio*	93,709	1,704,588	121,259	(116,564)	(604)	(112,485)	1,596,194	—	94,272
AXA/Loomis Sayles Growth Portfolio	2,097,879	18,084,501	2,054,986	(2,420,485)	508,788	(2,592,396)	15,635,394	58,858	1,685,773
EQ/BlackRock Basic Value Equity Portfolio	620,001	15,605,869	1,692,444	(2,207,357)	685,683	(3,184,639)	12,592,000	263,840	1,172,226
EQ/Emerging Markets Equity PLUS Portfolio	940,531	9,176,828	1,706,249	(1,299,383)	65,339	(1,547,066)	8,101,967	143,019	51,307
EQ/Global Bond PLUS Portfolio	2,221,060	21,670,927	1,818,809	(3,040,176)	(50,802)	(600,612)	19,798,146	327,495	—
EQ/Intermediate Government Bond Portfolio	552,420	5,620,287	893,299	(891,256)	(3,378)	(24,648)	5,594,304	85,349	—
EQ/International Equity Index Portfolio	1,143,664	10,807,228	1,495,118	(874,229)	7,673	(1,952,188)	9,483,602	292,714	—
EQ/Invesco Comstock Portfolio	812,689	15,506,087	1,087,727	(1,732,357)	307,320	(2,815,600)	12,353,177	255,506	575,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/JPMorgan Value Opportunities Portfolio	779,754	14,515,798	1,688,747	(1,165,639)	10,072	(3,351,652)	11,697,326	173,440	1,070,433
EQ/MFS International Growth Portfolio	3,265,272	25,292,480	3,658,393	(2,273,304)	147,701	(4,803,573)	22,021,697	277,045	2,223,557
EQ/PIMCO Global Real Return Portfolio	1,315,818	13,669,747	1,697,239	(2,357,357)	(1,341)	(492,295)	12,515,993	340,860	—
EQ/PIMCO Ultra Short Bond Portfolio	632,574	6,232,974	1,259,889	(1,224,537)	6,018	(60,281)	6,214,063	138,446	—
EQ/T. Rowe Price Growth Stock Portfolio	359,244	18,374,246	1,624,650	(2,940,485)	658,713	(2,030,092)	15,687,032	16,425	1,297,870
Invesco DB Gold Fund** (a)(x)	131,840	5,043,438	394,602	—	—	(225,086)	5,212,954	76,346	—
Invesco DB Silver Fund (b)	115,680	3,388,586	—	(318,735)	(26,715)	(384,810)	2,658,326	37,463	—
Multimanager Core Bond Portfolio	666,320	6,816,736	1,123,456	(1,344,537)	(22,853)	(201,226)	6,371,576	202,014	—

Total		313,238,654	38,012,003	(38,761,511)	2,638,799	(42,773,421)	272,354,524	5,215,448	14,588,308

**	Not affiliated at December 31, 2017.
(a)	Formerly known as PowerShares DB Gold Fund.
(b)	Formerly known as PowerShares DB Silver Fund.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$38,551,010	$—	$—	$38,551,010
Investment Companies
Investment Companies	—	264,483,244	—	264,483,244
Short-Term Investments
Repurchase Agreements	—	2,440,423	—	2,440,423

Total Assets	$38,551,010	$266,923,667	$—	$305,474,677

Total Liabilities	$—	$—	$—	$—

Total	$38,551,010	$266,923,667	$—	$305,474,677

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$39,913,328
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$39,939,812

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,369,168
Aggregate gross unrealized depreciation	(12,560,467)

Net unrealized appreciation	$13,808,701

Federal income tax cost of investments in securities and derivative instruments, if applicable	$291,665,976

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $263,104,291)	$272,354,524
Unaffiliated Issuers (Cost $26,503,079)	30,679,730
Repurchase Agreements (Cost $2,440,423)	2,440,423
Cash	1,448,684
Receivable for securities sold	199,845
Receivable for Portfolio shares sold	54,705
Securities lending income receivable	6,086
Other assets	1,445

Total assets	307,185,442

LIABILITIES
Payable for return of collateral on securities loaned	2,440,423
Payable for securities purchased	610,811
Payable for Portfolio shares redeemed	293,088
Distribution fees payable – Class IB	59,192
Administrative fees payable	32,188
Investment management fees payable	26,234
Distribution fees payable – Class IA	5,949
Trustees’ fees payable	1,306
Accrued expenses	136,890

Total liabilities	3,606,081

NET ASSETS	$303,579,361

Net assets were comprised of:
Paid in capital	$278,597,800
Total distributable earnings (loss)	24,981,561

Net assets	$303,579,361

Class IA
Net asset value, offering and redemption price per share, $27,528,630 / 1,487,765 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.50

Class IB
Net asset value, offering and redemption price per share, $273,992,476 / 14,767,210 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.55

Class K
Net asset value, offering and redemption price per share, $2,058,255 / 111,491 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.46

(x)	Includes value of securities on loan of $4,832,733.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($5,215,448 of dividend income received from affiliates)	$5,925,951
Interest	17,485
Securities lending (net)	95,657

Total income	6,039,093

EXPENSES
Distribution fees – Class IB	758,204
Administrative fees	448,818
Investment management fees	336,423
Custodian fees	147,000
Distribution fees – Class IA	76,939
Printing and mailing expenses	40,802
Professional fees	38,491
Recoupment fees	12,920
Trustees’ fees	8,742
Miscellaneous	4,994

Total expenses	1,873,333

NET INVESTMENT INCOME (LOSS)	4,165,760

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($2,638,799 of realized gain (loss) from affiliates)	2,542,318
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	14,588,308

Net realized gain (loss)	17,130,626

Net change in unrealized appreciation (depreciation) on investments in securities ($(42,773,421) of change in unrealized appreciation (depreciation) from affiliates)	(46,062,308)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,931,682)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,765,922)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,165,760	$2,866,614
Net realized gain (loss)	17,130,626	13,571,420
Net change in unrealized appreciation (depreciation)	(46,062,308)	30,006,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,765,922)	46,444,338

Distributions to shareholders: (a)
Class IA	(1,567,610)	(1,064,843)
Class IB	(15,500,210)	(10,612,223)
Class K	(123,453)	(93,081)

Total distributions to shareholders	(17,191,273)	(11,770,147)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 66,305 and 92,109 shares, respectively ]	1,399,275	1,727,042
Capital shares issued in connection with merger (Note 8) [ 0 and 720,067 shares, respectively ]	—	14,601,726
Capital shares issued in reinvestment of dividends and distributions [ 80,731 and 50,886 shares, respectively ]	1,567,610	1,064,843
Capital shares repurchased [ (148,869) and (344,939) shares, respectively ]	(3,138,095)	(7,189,045)

Total Class IA transactions	(171,210)	10,204,566

Class IB
Capital shares sold [ 953,146 and 856,863 shares, respectively ]	19,973,586	17,462,703
Capital shares issued in connection with merger (Note 8) [ 0 and 1,692,482 shares, respectively ]	—	33,818,185
Capital shares issued in reinvestment of dividends and distributions [ 796,444 and 505,849 shares, respectively ]	15,500,210	10,612,223
Capital shares repurchased [ (1,746,577) and (1,696,344) shares, respectively ]	(36,791,268)	(34,341,613)

Total Class IB transactions	(1,317,472)	27,551,498

Class K
Capital shares sold [ 20,771 and 26,923 shares, respectively ]	441,755	693,367
Capital shares issued in connection with merger (Note 8) [ 0 and 90,007 shares, respectively ]	—	1,801,349
Capital shares issued in reinvestment of dividends and distributions [ 6,379 and 4,453 shares, respectively ]	123,453	93,081
Capital shares repurchased [ (38,350) and (76,655) shares, respectively ]	(803,471)	(1,548,583)

Total Class K transactions	(238,263)	1,039,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,726,945)	38,795,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,684,140)	73,469,469
NET ASSETS:
Beginning of year	347,263,501	273,794,032

End of year (b)	$303,579,361	$347,263,501

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $443,883, $4,410,292 and $42,176 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $620,960, $6,201,931 and $50,905 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $326,533 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017		2016	2015	2014
Net asset value, beginning of year	$21.16		$18.90		$17.84	$19.30	$19.59

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.21		0.23	0.14	0.24
Net realized and unrealized gain (loss)	(1.82)		2.79		1.48	(0.90)	0.25

Total from investment operations	(1.56)		3.00		1.71	(0.76)	0.49

Less distributions:
Dividends from net investment income	(0.38)		(0.31)		(0.25)	(0.16)	(0.28)
Distributions from net realized gains	(0.72)		(0.43)		(0.40)	(0.54)	(0.50)

Total dividends and distributions	(1.10)		(0.74)		(0.65)	(0.70)	(0.78)

Net asset value, end of year	$18.50		$21.16		$18.90	$17.84	$19.30

Total return	(7.60)%		15.91%		9.55%	(3.94)%	2.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,529		$31,514		$18,358	$14,722	$12,546
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.56	%(j)	0.59	%(k)	0.58%	0.57%	0.51%
Before waivers and reimbursements (f)	0.56%		0.63%		0.59%	0.57%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.23%		1.01%		1.26%	0.71%	1.21%
Before waivers and reimbursements (f)(x)	1.23%		0.98%		1.25%	0.71%	1.14%
Portfolio turnover rate^	12%		15%		11%	14%	18%

	Year Ended December 31,
Class IB	2018		2017		2016	2015	2014
Net asset value, beginning of year	$21.21		$18.95		$17.88	$19.34	$19.64

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.18		0.21	0.12	0.21
Net realized and unrealized gain (loss)	(1.82)		2.82		1.51	(0.88)	0.27

Total from investment operations	(1.56)		3.00		1.72	(0.76)	0.48

Less distributions:
Dividends from net investment income	(0.38)		(0.31)		(0.25)	(0.16)	(0.28)
Distributions from net realized gains	(0.72)		(0.43)		(0.40)	(0.54)	(0.50)

Total dividends and distributions	(1.10)		(0.74)		(0.65)	(0.70)	(0.78)

Net asset value, end of year	$18.55		$21.21		$18.95	$17.88	$19.34

Total return	(7.58)%		15.87%		9.59%	(3.93)%	2.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$273,992		$313,159		$253,966	$247,650	$276,875
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.56	%(j)	0.59	%(k)	0.58%	0.57%	0.50%
Before waivers and reimbursements (f)	0.56%		0.62%		0.59%	0.57%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.24%		0.90%		1.11%	0.62%	1.06%
Before waivers and reimbursements (f)(x)	1.24%		0.86%		1.10%	0.62%	0.98%
Portfolio turnover rate^	12%		15%		11%	14%	18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016	2015	2014
Net asset value, beginning of year	$21.12		$18.86		$17.80	$19.26	$19.56

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.30		0.24		0.27	0.20	0.31
Net realized and unrealized gain (loss)	(1.81)		2.81		1.48	(0.92)	0.22

Total from investment operations	(1.51)		3.05		1.75	(0.72)	0.53

Less distributions:
Dividends from net investment income	(0.43)		(0.36)		(0.29)	(0.20)	(0.33)
Distributions from net realized gains	(0.72)		(0.43)		(0.40)	(0.54)	(0.50)

Total dividends and distributions	(1.15)		(0.79)		(0.69)	(0.74)	(0.83)

Net asset value, end of year	$18.46		$21.12		$18.86	$17.80	$19.26

Total return	(7.36)%		16.22%		9.84%	(3.72)%	2.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,058		$2,591		$1,470	$1,191	$931
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.31	%(j)	0.34	%(k)	0.33%	0.32%	0.26%
Before waivers and reimbursements (f)	0.31%		0.37%		0.34%	0.32%	0.33%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.42%		1.20%		1.45%	1.06%	1.56%
Before waivers and reimbursements (f)(x)	1.42%		1.17%		1.44%	1.06%	1.49%
Portfolio turnover rate^	12%		15%		11%	14%	18%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.28% for Class IA, 1.28% for Class IB and 1.03% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.31% for Class IA, 1.31% for Class IB and 1.06% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(0.36)%	0.97%	1.29%
AXA Ultra Conservative Strategy Index	0.58	2.01	2.30
S&P 500® Index	(4.38)	8.49	13.69
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.18

* Date of inception 9/28/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.36)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Ultra Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 0.58%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to bond funds, as well as underlying equity portfolios invested in U.S. and international stocks. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the Portfolios are fully invested in equities, their allocations tend to track (minus a margin for fees and expenses), the performance of their corresponding indexes. They may underperform during periods of high volatility, when the stock market is rising.

Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of these Portfolio’s assets classes in 2018. With U.S. bonds generating only modest positive returns and global stocks in negative territory, the Portfolio’s modest bond gains were offset by its falling equity holdings. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefited from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large cap stocks, while still negative, fared better during the market downturn.

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. Allocation to Frontier and Emerging Markets had the worst performance within the asset class.

How did derivatives contribute/detract from performance during the year?

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Fixed Income	90.3%
Equity	9.7

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
EQ/Intermediate Government Bond Portfolio	90.3%
AXA 500 Managed Volatility Portfolio	6.0
AXA 2000 Managed Volatility Portfolio	1.8
AXA International Managed Volatility Portfolio	1.4
AXA 400 Managed Volatility Portfolio	0.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$1,001.50	$2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.54	2.69

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (9.7%)
AXA 2000 Managed Volatility Portfolio‡	1,107,139	$19,424,034
AXA 400 Managed Volatility Portfolio‡	283,627	5,168,887
AXA 500 Managed Volatility Portfolio‡	2,957,407	64,583,107
AXA International Managed Volatility Portfolio‡	1,365,978	15,856,459

Total Equity		105,032,487

Fixed Income (90.0%)
EQ/Intermediate Government Bond Portfolio‡	96,388,453	976,115,657

Total Investments in Securities (99.7%) (Cost $1,085,418,716)		1,081,148,144
Other Assets Less Liabilities (0.3%)		3,644,453

Net Assets (100%)		$1,084,792,597

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	1,107,139	3,775,972	19,107,962	(1,557,910)	52,531	(1,954,521)	19,424,034	120,203	700,480
AXA 400 Managed Volatility Portfolio	283,627	759,844	5,347,496	(436,545)	11,965	(513,873)	5,168,887	36,138	200,707
AXA 500 Managed Volatility Portfolio	2,957,407	7,952,744	66,027,143	(6,706,815)	618,192	(3,308,157)	64,583,107	469,962	544,048
AXA International Managed Volatility Portfolio	1,365,978	2,201,396	15,847,208	(1,349,636)	67,348	(909,857)	15,856,459	184,985	10,271
EQ/Intermediate Government Bond Portfolio	96,388,453	121,487,798	929,572,585	(76,828,130)	(352,118)	2,235,522	976,115,657	7,935,463	—

Total		136,177,754	1,035,902,394	(86,879,036)	397,918	(4,450,886)	1,081,148,144	8,746,751	1,455,506

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,081,148,144	$—	$1,081,148,144

Total Assets	$—	$1,081,148,144	$—	$1,081,148,144

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,081,148,144	$—	$1,081,148,144

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,035,902,394
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$86,879,036

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(4,752,761)

Net unrealized depreciation	$(4,752,761)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,085,900,905

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $1,085,418,716)	$1,081,148,144
Cash	6,225,943
Receivable for Portfolio shares sold	3,976,939
Other assets	2,026

Total assets	1,091,353,052

LIABILITIES
Payable for securities purchased	6,142,255
Distribution fees payable – Class IB	145,518
Investment management fees payable	92,363
Administrative fees payable	71,419
Payable for Portfolio shares redeemed	39,801
Accrued expenses	69,099

Total liabilities	6,560,455

NET ASSETS	$1,084,792,597

Net assets were comprised of:
Paid in capital	$1,088,374,969
Total distributable earnings (loss)	(3,582,372)

Net assets	$1,084,792,597

Class IB
Net asset value, offering and redemption price per share, $1,084,792,597 / 112,211,353 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$8,746,751
Interest	26,608

Total income	8,773,359

EXPENSES
Distribution fees – Class IB	692,764
Administrative fees	361,487
Investment management fees	277,104
Professional fees	43,777
Custodian fees	42,000
Printing and mailing expenses	31,133
Trustees’ fees	5,420
Miscellaneous	3,675

Gross expenses	1,457,360
Less: Waiver from investment manager	(18,008)

Net expenses	1,439,352

NET INVESTMENT INCOME (LOSS)	7,334,007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	397,918
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	1,455,506

Net realized gain (loss)	1,853,424

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(4,450,886)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,597,462)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,736,545

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,334,007	$784,068
Net realized gain (loss)	1,853,424	179,008
Net change in unrealized appreciation (depreciation)	(4,450,886)	2,734,486

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,736,545	3,697,562

Distributions to shareholders: (a)
Class IB	(8,475,901)	(2,094,322)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 107,365,334 and 12,614,348 shares, respectively ]	1,040,638,533	124,706,461
Capital shares issued in reinvestment of dividends and distributions [ 880,924 and 211,931 shares, respectively ]	8,475,901	2,094,322
Capital shares repurchased [ (9,915,747) and (23,962,016) shares, respectively ]	(97,053,478)	(236,393,613)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	952,060,956	(109,592,830)

TOTAL INCREASE (DECREASE) IN NET ASSETS	948,321,600	(107,989,590)
NET ASSETS:
Beginning of year	136,470,997	244,460,587

End of year (b)	$1,084,792,597	$136,470,997

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $925,197 for Class IB; and dividends from net realized capital gains of $1,169,125 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,370 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$9.83		$9.77		$10.23		$10.31		$10.21

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.05		0.02		0.12		0.04
Net realized and unrealized gain (loss)	(0.29)		0.15		0.13		(0.12)		0.16

Total from investment operations	(0.03)		0.20		0.15		—	#	0.20

Less distributions:
Dividends from net investment income	(0.11)		(0.07)		(0.04)		(0.06)		(0.05)
Distributions from net realized gains	(0.02)		(0.07)		(0.57)		(0.02)		(0.05)

Total dividends and distributions	(0.13)		(0.14)		(0.61)		(0.08)		(0.10)

Net asset value, end of year	$9.67		$9.83		$9.77		$10.23		$10.31

Total return	(0.36)%		1.97%		1.39%		(0.02)%		1.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,084,793		$136,471		$244,461		$51,200		$7,653
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(j)	0.49	%(j)	0.48	%(j)	0.48	%(j)	0.47	%(j)
Before waivers and reimbursements (f)	0.53%		0.57%		0.56%		1.00%		2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.65%		0.48%		0.20%		1.14%		0.36%
Before waivers and reimbursements (f)(x)	2.64%		0.40%		0.12%		0.62%		(1.19)%
Portfolio turnover rate^	28%		66%		452%		208%		25%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(1.41)%	1.60%	3.39%
AXA Conservative Strategy Index	(0.22)	2.43	3.98
S&P 500® Index	(4.38)	8.49	13.89
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.98

* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.41)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (0.22)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to bond funds, as well as underlying equity portfolios invested in U.S. and international stocks. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the Portfolios are fully invested in equities, their allocations tend to track (minus a margin for fees and expenses), the performance of their corresponding indexes. They may underperform during periods of high volatility, when the stock market is rising.

Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of the Portfolio’s assets classes in 2018. With U.S. bonds generating only modest positive returns and global stocks in negative territory, the Portfolio’s modest bond gains were offset by its falling equity holdings. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefited from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large cap stocks, while still negative, fared better during the market downturn.

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. Allocation to Frontier and Emerging Markets had the worst performance within the asset class.

•

The underlying U.S. large-cap portfolio was de-equitized by as much as 14% for 8 days in 2018. The underlying small-cap portfolio was de-equitized by as much as 10% for 3 days. The underlying mid-cap portfolio was de-equitized by as much as 13% for 3 days. The Portfolio’s underlying international fund was not de-equitized in 2018.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Fixed Income	80.6%
Equity	19.4

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
EQ/Intermediate Government Bond Portfolio	36.6%
EQ/Core Bond Index Portfolio	33.7
AXA 500 Managed Volatility Portfolio	11.6
AXA/AB Short Duration Government Bond Portfolio	10.3
AXA 2000 Managed Volatility Portfolio	4.5
AXA International Managed Volatility Portfolio	3.0
AXA 400 Managed Volatility Portfolio	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$989.20	$2.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.77	2.47

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (19.4%)
AXA 2000 Managed Volatility Portfolio‡	1,708,939	$29,982,241
AXA 400 Managed Volatility Portfolio‡	121,368	2,211,841
AXA 500 Managed Volatility Portfolio‡	3,550,022	77,524,465
AXA International Managed Volatility Portfolio‡	1,742,205	20,223,764

Total Equity		129,942,311

Fixed Income (80.6%)
AXA/AB Short Duration Government Bond Portfolio‡	7,006,191	69,054,864
EQ/Core Bond Index Portfolio‡	23,374,215	225,965,530
EQ/Intermediate Government Bond Portfolio‡	24,275,417	245,834,579

Total Fixed Income		540,854,973

Total Investments in Securities (100.0%) (Cost $651,909,078)		670,797,284
Other Assets Less Liabilities (0.0%)		329,484

Net Assets (100%)		$671,126,768

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	1,708,939	37,173,482	5,994,838	(7,151,746)	876,342	(6,910,675)	29,982,241	349,097	2,083,542
AXA 400 Managed Volatility Portfolio	121,368	3,585,088	497,991	(1,350,349)	318,659	(839,548)	2,211,841	31,326	194,226
AXA 500 Managed Volatility Portfolio	3,550,022	103,731,621	13,173,351	(32,872,488)	9,181,196	(15,689,215)	77,524,465	1,105,527	1,827,166
AXA International Managed Volatility Portfolio	1,742,205	26,359,428	4,551,279	(7,101,397)	461,697	(4,047,243)	20,223,764	446,359	65,163
AXA/AB Short Duration Government Bond Portfolio	7,006,191	86,109,535	6,386,450	(23,406,287)	(31,620)	(3,214)	69,054,864	1,082,539	—
EQ/Core Bond Index Portfolio	23,374,215	265,908,944	22,408,262	(58,080,870)	(103,297)	(4,167,509)	225,965,530	4,979,055	—
EQ/Intermediate Government Bond Portfolio	24,275,417	291,403,489	23,963,561	(68,066,765)	(165,755)	(1,299,951)	245,834,579	3,836,463	—

Total		814,271,587	76,975,732	(198,029,902)	10,537,222	(32,957,355)	670,797,284	11,830,366	4,170,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$670,797,284	$—	$670,797,284

Total Assets	$—	$670,797,284	$—	$670,797,284

Total Liabilities	$—	$—	$—	$—

Total	$—	$670,797,284	$—	$670,797,284

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$76,975,732
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$198,029,902

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$35,566,448
Aggregate gross unrealized depreciation	(16,748,690)

Net unrealized appreciation	$18,817,758

Federal income tax cost of investments in securities and derivative instruments, if applicable	$651,979,526

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $651,909,078)	$670,797,284
Cash	1,270,943
Receivable for Portfolio shares sold	790,423
Other assets	3,203

Total assets	672,861,853

LIABILITIES
Payable for securities purchased	836,059
Payable for Portfolio shares redeemed	573,594
Distribution fees payable – Class IB	143,983
Administrative fees payable	70,666
Investment management fees payable	45,874
Trustees’ fees payable	4
Accrued expenses	64,905

Total liabilities	1,735,085

NET ASSETS	$671,126,768

Net assets were comprised of:
Paid in capital	$648,447,376
Total distributable earnings (loss)	22,679,392

Net assets	$671,126,768

Class IB
Net asset value, offering and redemption price per share, $671,126,768 / 57,953,883 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$11,830,366
Interest	3,519

Total income	11,833,885

EXPENSES
Distribution fees – Class IB	1,879,737
Administrative fees	1,003,559
Investment management fees	751,889
Printing and mailing expenses	64,700
Custodian fees	56,000
Professional fees	51,970
Trustees’ fees	18,805
Miscellaneous	16,540

Gross expenses	3,843,200
Less: Waiver from investment manager	(248,166)

Net expenses	3,595,034

NET INVESTMENT INCOME (LOSS)	8,238,851

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	10,537,222
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	4,170,097

Net realized gain (loss)	14,707,319

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(32,957,355)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(18,250,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,011,185)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,238,851	$7,089,960
Net realized gain (loss)	14,707,319	12,608,431
Net change in unrealized appreciation (depreciation)	(32,957,355)	16,457,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,011,185)	36,155,773

Distributions to shareholders: (a)
Class IB	(24,183,508)	(17,447,823)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 10,543,630 and 8,862,751 shares, respectively ]	126,881,037	108,005,389
Capital shares issued in reinvestment of dividends and distributions [ 2,076,814 and 1,432,201 shares, respectively ]	24,183,508	17,447,823
Capital shares repurchased [ (21,574,176) and (19,772,911) shares, respectively ]	(259,897,843)	(240,738,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(108,833,298)	(115,285,393)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(143,027,991)	(96,577,443)
NET ASSETS:
Beginning of year	814,154,759	910,732,202

End of year (b)	$671,126,768	$814,154,759

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $8,441,791 for Class IB; and dividends from net realized capital gains of $9,006,032 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $29,978 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$12.17		$11.92		$11.72		$11.85		$11.73

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.10		0.09		0.08		0.06
Net realized and unrealized gain (loss)	(0.30)		0.41		0.24		(0.09)		0.24

Total from investment operations	(0.17)		0.51		0.33		(0.01)		0.30

Less distributions:
Dividends from net investment income	(0.15)		(0.13)		(0.10)		(0.10)		(0.09)
Distributions from net realized gains	(0.27)		(0.13)		(0.03)		(0.02)		(0.09)

Total dividends and distributions	(0.42)		(0.26)		(0.13)		(0.12)		(0.18)

Net asset value, end of year	$11.58		$12.17		$11.92		$11.72		$11.85

Total return	(1.41)%		4.31%		2.79%		(0.15)%		2.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$671,127		$814,155		$910,732		$819,735		$729,257
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(j)	0.46	%(j)	0.45	%(j)	0.45	%(j)	0.44	%(j)
Before waivers (f)	0.51%		0.52%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.10%		0.82%		0.78%		0.65%		0.50%
Before waivers (f)(x)	1.06%		0.77%		0.72%		0.58%		0.41%
Portfolio turnover rate^	10%		9%		14%		8%		11%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(3.29)%	2.53%	5.26%
AXA Conservative Growth Strategy Index	(2.24)	3.37	6.16
S&P 500® Index	(4.38)	8.49	13.89
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.98

* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.29)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Conservative Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (2.24)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to U.S. government bond funds, as well as underlying equity portfolios invested in U.S. and international stocks. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the Portfolios are fully invested in equities, their allocations tend to track (minus a margin for fees and expenses), the performance of their corresponding indexes. They may underperform during periods of high volatility, when the stock market is rising.

Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of the Portfolio’s assets classes in 2018. With U.S. bonds generating only modest positive returns and global stocks in negative territory, the Portfolio’s modest bond gains were offset by its falling equity holdings. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefited from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large cap stocks, while still negative, fared better during the market downturn.

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. Allocation to frontier and emerging markets had the worst performance within the asset class.

•

The underlying U.S. large-cap portfolio was de-equitized by as much as 14% for 8 days in 2018. The underlying small-cap portfolio was de-equitized by as much as 10% for 3 days. The underlying mid-cap portfolio was de-equitized by as much as 13% for 3 days. The Portfolio’s underlying international fund was not de-equitized in 2018.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Fixed Income	60.6%
Equity	39.4

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
EQ/Intermediate Government Bond Portfolio	28.5%
EQ/Core Bond Index Portfolio	25.9
AXA 500 Managed Volatility Portfolio	23.4
AXA 2000 Managed Volatility Portfolio	9.1
AXA International Managed Volatility Portfolio	6.3
AXA/AB Short Duration Government Bond Portfolio	6.2
AXA 400 Managed Volatility Portfolio	0.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$964.40	$2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.60

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (39.4%)
AXA 2000 Managed Volatility Portfolio‡	7,119,363	$124,904,627
AXA 400 Managed Volatility Portfolio‡	424,312	7,732,776
AXA 500 Managed Volatility Portfolio‡	14,728,348	321,633,903
AXA International Managed Volatility Portfolio‡	7,506,228	87,133,346

Total Equity		541,404,652

Fixed Income (60.6%)
AXA/AB Short Duration Government Bond Portfolio‡	8,749,299	86,235,399
EQ/Core Bond Index Portfolio‡	36,807,095	355,825,198
EQ/Intermediate Government Bond Portfolio‡	38,670,121	391,608,220

Total Fixed Income		833,668,817

Total Investments in Securities (100.0%) (Cost $1,266,810,744)		1,375,073,469
Other Assets Less Liabilities (0.0%)		179,306

Net Assets (100%)		$1,375,252,775

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	7,119,363	140,560,312	29,477,538	(20,644,880)	1,269,832	(25,758,175)	124,904,627	1,410,049	8,399,225
AXA 400 Managed Volatility Portfolio	424,312	10,818,236	979,453	(2,157,404)	165,721	(2,073,230)	7,732,776	112,571	690,333
AXA 500 Managed Volatility Portfolio	14,728,348	407,321,001	34,367,959	(89,549,447)	14,279,533	(44,785,143)	321,633,903	4,867,557	7,942,508
AXA International Managed Volatility Portfolio	7,506,228	103,498,775	17,240,286	(17,858,774)	441,057	(16,187,998)	87,133,346	1,980,123	281,723
AXA/AB Short Duration Government Bond Portfolio	8,749,299	107,311,897	7,807,360	(28,788,389)	(52,666)	(42,803)	86,235,399	1,397,718	—
EQ/Core Bond Index Portfolio	36,807,095	396,533,629	32,704,700	(66,780,937)	(110,342)	(6,521,852)	355,825,198	8,088,181	—
EQ/Intermediate Government Bond Portfolio	38,670,121	437,181,846	33,227,840	(76,635,553)	(186,348)	(1,979,565)	391,608,220	6,305,120	—

Total		1,603,225,696	155,805,136	(302,415,384)	15,806,787	(97,348,766)	1,375,073,469	24,161,319	17,313,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,375,073,469	$—	$1,375,073,469

Total Assets	$—	$1,375,073,469	$—	$1,375,073,469

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,375,073,469	$—	$1,375,073,469

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$155,805,136
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$302,415,384

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$131,336,809
Aggregate gross unrealized depreciation	(23,472,072)

Net unrealized appreciation	$107,864,737

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,267,208,732

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $1,266,810,744)	$1,375,073,469
Cash	951,627
Receivable for Portfolio shares sold	896,694
Other assets	6,606

Total assets	1,376,928,396

LIABILITIES
Payable for Portfolio shares redeemed	827,401
Distribution fees payable – Class IB	300,760
Investment management fees payable	193,502
Administrative fees payable	147,611
Payable for securities purchased	141,324
Accrued expenses	65,023

Total liabilities	1,675,621

NET ASSETS	$1,375,252,775

Net assets were comprised of:
Paid in capital	$1,253,558,608
Total distributable earnings (loss)	121,694,167

Net assets	$1,375,252,775

Class IB
Net asset value, offering and redemption price per share, $1,375,252,775 / 102,227,454 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$24,161,319
Interest	5,703

Total income	24,167,022

EXPENSES
Distribution fees – Class IB	3,866,277
Administrative fees	2,062,700
Investment management fees	1,546,500
Printing and mailing expenses	122,657
Professional fees	61,606
Custodian fees	43,000
Trustees’ fees	38,002
Recoupment fees	22,670
Miscellaneous	31,654

Total expenses	7,795,066

NET INVESTMENT INCOME (LOSS)	16,371,956

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	15,806,787
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	17,313,789

Net realized gain (loss)	33,120,576

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(97,348,766)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(64,228,190)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,856,234)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,371,956	$13,999,995
Net realized gain (loss)	33,120,576	27,766,232
Net change in unrealized appreciation (depreciation)	(97,348,766)	78,851,189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,856,234)	120,617,416

Distributions to shareholders: (a)
Class IB	(49,419,978)	(34,460,588)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 7,339,690 and 9,195,423 shares, respectively ]	105,154,730	130,075,809
Capital shares issued in reinvestment of dividends and distributions [ 3,613,380 and 2,396,675 shares, respectively ]	49,419,978	34,460,588
Capital shares repurchased [ (20,028,812) and (12,579,979) shares, respectively ]	(284,429,104)	(178,334,410)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(129,854,396)	(13,798,013)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(227,130,608)	72,358,815
NET ASSETS:
Beginning of year	1,602,383,383	1,530,024,568

End of year (b)	$1,375,252,775	$1,602,383,383

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $19,135,948 for Class IB; and dividends from net realized capital gains of $15,324,640 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $96,597 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.40		$13.63		$13.15		$13.43		$13.25

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.13		0.11		0.08		0.06
Net realized and unrealized gain (loss)	(0.62)		0.95		0.55		(0.14)		0.45

Total from investment operations	(0.47)		1.08		0.66		(0.06)		0.51

Less distributions:
Dividends from net investment income	(0.18)		(0.17)		(0.12)		(0.13)		(0.14)
Distributions from net realized gains	(0.30)		(0.14)		(0.06)		(0.09)		(0.19)

Total dividends and distributions	(0.48)		(0.31)		(0.18)		(0.22)		(0.33)

Net asset value, end of year	$13.45		$14.40		$13.63		$13.15		$13.43

Total return	(3.29)%		7.97%		5.02%		(0.48)%		3.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,375,253		$1,602,383		$1,530,025		$1,387,077		$1,288,159
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.48	%(j)	0.46	%(j)
Before waivers (f)	0.50%		0.51%		0.52%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.06%		0.89%		0.83%		0.57%		0.47%
Before waivers (f)(x)	1.06%		0.87%		0.79%		0.53%		0.41%
Portfolio turnover rate^	10%		8%		12%		5%		7%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(4.16)%	2.97%	6.11%
Portfolio – Class IB Shares**	(4.15)	2.96	6.05
AXA Balanced Strategy Index	(3.05)	3.95	7.30
S&P 500® Index	(4.38)	8.49	13.89
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.98

* Date of inception 9/11/09. ** Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.15)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Balanced Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (3.05)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to bond funds, as well as underlying equity portfolios invested in U.S. and international stocks. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of the Portfolio’s assets classes in 2018. With U.S. bonds generating only modest positive returns and global stocks in negative territory, the Portfolio’s modest bond gains were offset by its falling equity holdings. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefited from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large cap stocks, while still negative, fared better during the market downturn.

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. Allocation to Frontier and Emerging Markets had the worst performance within the asset class.

•

The underlying U.S. large-cap portfolio was de-equitized by as much as 14% for 8 days in 2018. The underlying small-cap portfolio was de-equitized by as much as 10% for 3 days. The underlying mid-cap portfolio was de-equitized by as much as 13% for 3 days. The Portfolio’s underlying international fund was not de-equitized in 2018.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Fixed Income	50.6%
Equity	49.4

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
AXA 500 Managed Volatility Portfolio	29.4%
EQ/Intermediate Government Bond Portfolio	23.5
EQ/Core Bond Index Portfolio	21.4
AXA 2000 Managed Volatility Portfolio	11.4
AXA International Managed Volatility Portfolio	7.9
AXA/AB Short Duration Government Bond Portfolio	5.7
AXA 400 Managed Volatility Portfolio	0.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$952.30	$2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.72	2.51
Class IB
Actual	1,000.00	952.30	2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.73	2.51

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.49% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (49.4%)
AXA 2000 Managed Volatility Portfolio‡	20,955,520	$367,651,073
AXA 400 Managed Volatility Portfolio‡	1,332,291	24,280,019
AXA 500 Managed Volatility Portfolio‡	43,277,569	945,084,472
AXA International Managed Volatility Portfolio‡	21,922,768	254,482,563

Total Equity		1,591,498,127

Fixed Income (50.6%)
AXA/AB Short Duration Government Bond Portfolio‡	18,557,006	182,902,744
EQ/Core Bond Index Portfolio‡	71,311,343	689,388,092
EQ/Intermediate Government Bond Portfolio‡	74,541,166	754,870,493

Total Fixed Income		1,627,161,329

Total Investments in Securities (100.0%) (Cost $2,921,152,438)		3,218,659,456
Other Assets Less Liabilities (0.0%)		270,067

Net Assets (100%)		$3,218,929,523

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	20,955,520	393,289,723	91,397,939	(44,723,013)	2,373,036	(74,686,612)	367,651,073	4,145,539	24,663,666
AXA 400 Managed Volatility Portfolio	1,332,291	32,112,918	2,721,463	(4,631,156)	87,678	(6,010,884)	24,280,019	350,739	2,141,398
AXA 500 Managed Volatility Portfolio	43,277,569	1,160,237,996	68,937,734	(192,205,118)	27,493,405	(119,379,545)	945,084,472	14,371,913	23,386,839
AXA International Managed Volatility Portfolio	21,922,768	295,124,346	44,036,080	(38,439,395)	522,438	(46,760,906)	254,482,563	5,847,199	821,203
AXA/AB Short Duration Government Bond Portfolio	18,557,006	202,268,127	11,000,432	(30,091,857)	(17,505)	(256,453)	182,902,744	2,941,024	—
EQ/Core Bond Index Portfolio	71,311,343	750,137,427	70,588,015	(118,667,332)	(215,239)	(12,454,779)	689,388,092	15,748,144	—
EQ/Intermediate Government Bond Portfolio	74,541,166	824,308,324	71,506,567	(136,934,568)	(218,953)	(3,790,877)	754,870,493	12,224,585	—

Total		3,657,478,861	360,188,230	(565,692,439)	30,024,860	(263,340,056)	3,218,659,456	55,629,143	51,013,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,218,659,456	$—	$3,218,659,456

Total Assets	$—	$3,218,659,456	$—	$3,218,659,456

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,218,659,456	$—	$3,218,659,456

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$360,188,230
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$565,692,439

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$346,295,735
Aggregate gross unrealized depreciation	(49,657,121)

Net unrealized appreciation	$296,638,614

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,922,020,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $2,921,152,438)	$3,218,659,456
Receivable for securities sold	2,045,506
Receivable for Portfolio shares sold	1,510,414
Other assets	15,248

Total assets	3,222,230,624

LIABILITIES
Overdraft payable	221,201
Payable for Portfolio shares redeemed	1,671,639
Distribution fees payable – Class IB	705,556
Administrative fees payable	346,291
Investment management fees payable	273,798
Distribution fees payable – Class IA	16
Accrued expenses	82,600

Total liabilities	3,301,101

NET ASSETS	$3,218,929,523

Net assets were comprised of:
Paid in capital	$2,881,898,528
Total distributable earnings (loss)	337,030,995

Net assets	$3,218,929,523

Class IA
Net asset value, offering and redemption price per share, $72,676 / 5,072 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.33

Class IB
Net asset value, offering and redemption price per share, $3,218,856,847 / 224,340,575 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$55,629,143
Interest	13,656

Total income	55,642,799

EXPENSES
Distribution fees – Class IB	8,963,429
Administrative fees	4,780,930
Investment management fees	3,466,551
Printing and mailing expenses	271,868
Professional fees	88,448
Trustees’ fees	87,550
Custodian fees	45,000
Distribution fees – Class IA	325
Miscellaneous	72,735

Total expenses	17,776,836

NET INVESTMENT INCOME (LOSS)	37,865,963

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	30,024,860
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	51,013,106

Net realized gain (loss)	81,037,966

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(263,340,056)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(182,302,090)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(144,436,127)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$37,865,963	$31,092,112
Net realized gain (loss)	81,037,966	70,914,106
Net change in unrealized appreciation (depreciation)	(263,340,056)	230,399,137

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(144,436,127)	332,405,355

Distributions to shareholders: (a)
Class IA	(2,557)	(4,290)
Class IB	(115,879,700)	(80,802,888)

Total distributions to shareholders	(115,882,257)	(80,807,178)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 174 and 278 shares, respectively ]	2,557	4,290
Capital shares repurchased [ (7,581) and (820) shares, respectively ]	(119,172)	(12,393)

Total Class IA transactions	(116,615)	(8,103)

Class IB
Capital shares sold [ 12,749,357 and 15,378,848 shares, respectively ]	197,972,538	232,014,898
Capital shares issued in reinvestment of dividends and distributions [ 7,877,204 and 5,226,821 shares, respectively ]	115,879,700	80,802,888
Capital shares repurchased [ (32,123,880) and (20,794,329) shares, respectively ]	(490,704,011)	(314,572,227)

Total Class IB transactions	(176,851,773)	(1,754,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(176,968,388)	(1,762,544)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(437,286,772)	249,835,633
NET ASSETS:
Beginning of year	3,656,216,295	3,406,380,662

End of year (b)	$3,218,929,523	$3,656,216,295

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,417 and $45,598,082 for Classes IA and IB, respectively; and dividends from net realized capital gains of $1,873 and $35,204,806 for Classes IA and IB, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $257,674 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017		2016		2015		2014
Net asset value, beginning of year	$15.48		$14.41		$13.79		$14.14		$13.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.13		0.11		0.05		0.05
Net realized and unrealized gain (loss)	(0.70)		1.29		0.71		(0.15)		0.57

Total from investment operations	(0.63)		1.42		0.82		(0.10)		0.62

Less distributions:
Dividends from net investment income	(0.19)		(0.20)		(0.12)		(0.14)		(0.16)
Distributions from net realized gains	(0.33)		(0.15)		(0.08)		(0.11)		(0.25)

Total dividends and distributions	(0.52)		(0.35)		(0.20)		(0.25)		(0.41)

Net asset value, end of year	$14.33		$15.48		$14.41		$13.79		$14.14

Total return	(4.16)%		9.86%		5.97%		(0.68)%		4.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$73		$193		$188		$189		$253
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.52	%(k)	0.52	%(m)	0.51	%(m)	0.50	%(m)
Before waivers (f)	0.50%		0.52%		0.52%		0.51%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.44%		0.85%		0.75%		0.34%		0.34%
Before waivers (f)(x)	0.44%		0.85%		0.75%		0.34%		0.32%
Portfolio turnover rate^	10%		8%		13%		4%		7%

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$15.50		$14.43		$13.81		$14.15		$13.95

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.13		0.11		0.07		0.06
Net realized and unrealized gain (loss)	(0.79)		1.29		0.71		(0.16)		0.55

Total from investment operations	(0.63)		1.42		0.82		(0.09)		0.61

Less distributions:
Dividends from net investment income	(0.19)		(0.20)		(0.12)		(0.14)		(0.16)
Distributions from net realized gains	(0.33)		(0.15)		(0.08)		(0.11)		(0.25)

Total dividends and distributions	(0.52)		(0.35)		(0.20)		(0.25)		(0.41)

Net asset value, end of year	$14.35		$15.50		$14.43		$13.81		$14.15

Total return	(4.15)%		9.84%		5.96%		(0.61)%		4.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,218,857		$3,656,023		$3,406,193		$3,133,325		$2,875,494
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.52	%(k)	0.52	%(m)	0.51	%(m)	0.50	%(m)
Before waivers (f)	0.50%		0.52%		0.52%		0.51%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.06%		0.88%		0.81%		0.52%		0.44%
Before waivers (f)(x)	1.06%		0.88%		0.81%		0.52%		0.42%
Portfolio turnover rate^	10%		8%		13%		4%		7%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IA and 1.01% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.04% for Class IA and 1.04% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(5.17)%	3.41%	7.16%
AXA Moderate Growth Strategy Index	(4.09)	4.38	8.35
S&P 500® Index	(4.38)	8.49	13.89
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.98

* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.17)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Moderate Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (4.09)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to underlying portfolios invested in U.S. and international stocks, as well as bond portfolios. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying holdings are fully invested in equities, their allocations tend to track (minus a margin for fees and expenses), the performance of their corresponding indexes. They may underperform during periods of high volatility, when the stock market is rising.

Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of the Portfolio’s assets classes in 2018. With global stocks in negative territory and U.S. bonds generating only modest positive returns the Portfolio’s falling equity holdings were only somewhat offset by modest bond gains. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large cap stocks, while still negative, fared better during the market downturn.

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. Allocation to Frontier and Emerging Markets had the worst performance within the asset class.

•

The underlying U.S. large-cap portfolio was de-equitized by as much as 14% for 8 days in 2018. The underlying small-cap portfolio was de-equitized by as much as 10% for 3 days. The underlying mid-cap portfolio was de-equitized by as much as 13% for 3 days. The Portfolio’s underlying international fund was not de-equitized in 2018.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefited from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Equity	59.6%
Fixed Income	40.4

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
AXA 500 Managed Volatility Portfolio	35.7%
EQ/Intermediate Government Bond Portfolio	18.6
EQ/Core Bond Index Portfolio	17.3
AXA 2000 Managed Volatility Portfolio	13.5
AXA International Managed Volatility Portfolio	9.5
AXA/AB Short Duration Government Bond Portfolio	4.5
AXA 400 Managed Volatility Portfolio	0.9

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$939.60	$2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.75	2.49

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (59.6%)
AXA 2000 Managed Volatility Portfolio‡	50,923,548	$893,420,792
AXA 400 Managed Volatility Portfolio‡	3,447,619	62,830,301
AXA 500 Managed Volatility Portfolio‡	108,130,161	2,361,318,787
AXA International Managed Volatility Portfolio‡	54,036,123	627,258,875

Total Equity		3,944,828,755

Fixed Income (40.4%)
AXA/AB Short Duration Government Bond Portfolio‡	30,144,364	297,110,793
EQ/Core Bond Index Portfolio‡	118,554,051	1,146,097,488
EQ/Intermediate Government Bond Portfolio‡	121,808,392	1,233,540,678

Total Fixed Income		2,676,748,959

Total Investments in Securities (100.0%) (Cost $5,800,551,894)		6,621,577,714
Other Assets Less Liabilities (0.0%)		(324,870)

Net Assets (100%)		$6,621,252,844

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	50,923,548	961,306,098	198,624,766	(90,329,081)	5,126,801	(181,307,792)	893,420,792	10,067,689	59,918,036
AXA 400 Managed Volatility Portfolio	3,447,619	81,735,013	6,502,811	(10,378,180)	352,297	(15,381,640)	62,830,301	894,266	5,450,370
AXA 500 Managed Volatility Portfolio	108,130,161	2,866,980,975	125,095,354	(398,950,878)	59,445,028	(291,251,692)	2,361,318,787	35,962,066	58,352,535
AXA International Managed Volatility Portfolio	54,036,123	725,716,254	95,421,885	(80,861,810)	960,026	(113,977,480)	627,258,875	14,211,149	2,008,957
AXA/AB Short Duration Government Bond Portfolio	30,144,364	315,188,637	26,332,252	(43,901,813)	(14,216)	(494,067)	297,110,793	4,720,460	—
EQ/Core Bond Index Portfolio	118,554,051	1,242,360,961	122,457,571	(197,681,806)	(171,775)	(20,867,463)	1,146,097,488	26,175,815	—
EQ/Intermediate Government Bond Portfolio	121,808,392	1,342,678,737	124,646,979	(227,241,804)	(204,390)	(6,338,844)	1,233,540,678	19,975,233	—

Total		7,535,966,675	699,081,618	(1,049,345,372)	65,493,771	(629,618,978)	6,621,577,714	112,006,678	125,729,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$6,621,577,714	$—	$6,621,577,714

Total Assets	$—	$6,621,577,714	$—	$6,621,577,714

Total Liabilities	$—	$—	$—	$—

Total	$—	$6,621,577,714	$—	$6,621,577,714

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$699,081,618
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,049,345,372

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$902,570,158
Aggregate gross unrealized depreciation	(83,628,650)

Net unrealized appreciation	$818,941,508

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,802,636,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $5,800,551,894)	$6,621,577,714
Cash	1,060,618
Receivable for securities sold	2,589,474
Receivable for Portfolio shares sold	1,966,625
Other assets	31,331

Total assets	6,627,225,762

LIABILITIES
Payable for Portfolio shares redeemed	3,145,530
Distribution fees payable – Class IB	1,448,225
Administrative fees payable	710,781
Investment management fees payable	546,835
Accrued expenses	121,547

Total liabilities	5,972,918

NET ASSETS	$6,621,252,844

Net assets were comprised of:
Paid in capital	$5,705,113,327
Total distributable earnings (loss)	916,139,517

Net assets	$6,621,252,844

Class IB
Net asset value, offering and redemption price per share, $6,621,252,844 / 423,539,452 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.63

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$112,006,678
Interest	25,690

Total income	112,032,368

EXPENSES
Distribution fees – Class IB	18,472,196
Administrative fees	9,853,272
Investment management fees	6,949,942
Printing and mailing expenses	548,796
Trustees’ fees	180,244
Professional fees	138,134
Custodian fees	48,000
Miscellaneous	148,962

Total expenses	36,339,546

NET INVESTMENT INCOME (LOSS)	75,692,822

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	65,493,771
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	125,729,898

Net realized gain (loss)	191,223,669

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(629,618,978)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(438,395,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(362,702,487)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$75,692,822	$65,673,674
Net realized gain (loss)	191,223,669	169,175,284
Net change in unrealized appreciation (depreciation)	(629,618,978)	573,434,265

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(362,702,487)	808,283,223

Distributions to shareholders: (a)
Class IB	(256,650,441)	(186,316,032)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 19,115,484 and 24,421,020 shares, respectively ]	328,535,442	403,413,472
Capital shares issued in reinvestment of dividends and distributions [ 15,895,218 and 10,934,762 shares, respectively ]	256,650,441	186,316,032
Capital shares repurchased [ (51,923,117) and (36,508,569) shares, respectively ]	(879,214,916)	(606,011,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(294,029,033)	(16,281,610)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(913,381,961)	605,685,581
NET ASSETS:
Beginning of year	7,534,634,805	6,928,949,224

End of year (b)	$6,621,252,844	$7,534,634,805

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $101,382,647 for Class IB; and dividends from net realized capital gains of $84,933,385 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $673,986 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$17.11		$15.69		$14.89		$15.32		$15.09

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.15		0.13		0.08		0.06
Net realized and unrealized gain (loss)	(1.05)		1.70		0.92		(0.20)		0.69

Total from investment operations	(0.87)		1.85		1.05		(0.12)		0.75

Less distributions:
Dividends from net investment income	(0.21)		(0.23)		(0.14)		(0.16)		(0.18)
Distributions from net realized gains	(0.40)		(0.20)		(0.11)		(0.15)		(0.34)

Total dividends and distributions	(0.61)		(0.43)		(0.25)		(0.31)		(0.52)

Net asset value, end of year	$15.63		$17.11		$15.69		$14.89		$15.32

Total return	(5.17)%		11.82%		7.01%		(0.76)%		5.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,621,253		$7,534,635		$6,928,949		$6,425,583		$6,043,595
Ratio of expenses to average net assets:
After waivers (f)	0.49	%(j)	0.50	%(k)	0.51	%(m)	0.51	%(m)	0.52	%(n)
Before waivers (f)	0.49%		0.50%		0.51%		0.51%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.02%		0.90%		0.83%		0.49%		0.39%
Before waivers (f)(x)	1.02%		0.90%		0.83%		0.49%		0.39%
Portfolio turnover rate^	9%		8%		13%		3%		6%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.03% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.06% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(6.08)%	3.84%	7.91%
Portfolio – Class IB Shares**	(6.07)	3.85	7.85
AXA Growth Strategy Index	(5.16)	4.80	9.40
S&P 500® Index	(4.38)	8.49	13.89
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.98

* Date of inception 9/11/09. ** Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.07)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (5.16)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to underlying portfolios invested in U.S. and international stocks, as well as bond portfolios. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying holdings are fully invested in equities, their allocations tend to track (minus a margin for fees and expenses), the performance of their corresponding indexes. They may underperform during periods of high volatility, when the stock market is rising.

Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of the Portfolio’s assets classes in 2018. With global stocks in negative territory and U.S. bonds generating only modest positive returns, the Portfolio’s falling equity holdings were only somewhat offset by minimal bond gains. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large cap stocks, while still negative, fared better during the market downturn.

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. Allocation to Frontier and Emerging Markets had the worst performance within the asset class.

•

The underlying U.S. large-cap portfolio was de-equitized by as much as 14% for 8 days in 2018. The underlying small-cap portfolio was de-equitized by as much as 10% for 3 days. The underlying mid-cap portfolio was de-equitized by as much as 13% for 3 days. The Portfolio’s underlying international fund was not de-equitized in 2018.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefited from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Equity	69.7%
Fixed Income	30.3

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
AXA 500 Managed Volatility Portfolio	42.5%
AXA 2000 Managed Volatility Portfolio	15.1
EQ/Intermediate Government Bond Portfolio	13.9
EQ/Core Bond Index Portfolio	12.8
AXA International Managed Volatility Portfolio	10.9
AXA/AB Short Duration Government Bond Portfolio	3.6
AXA 400 Managed Volatility Portfolio	1.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$928.00	$2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.74	2.49
Class IB
Actual	1,000.00	928.10	2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.74	2.50

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.49% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (69.7%)
AXA 2000 Managed Volatility Portfolio‡	40,627,377	$712,781,105
AXA 400 Managed Volatility Portfolio‡	3,200,745	58,331,201
AXA 500 Managed Volatility Portfolio‡	92,067,058	2,010,536,844
AXA International Managed Volatility Portfolio‡	44,406,629	515,478,361

Total Equity		3,297,127,511

Fixed Income (30.3%)
AXA/AB Short Duration Government Bond Portfolio‡	16,921,864	166,786,353
EQ/Core Bond Index Portfolio‡	62,604,724	605,218,606
EQ/Intermediate Government Bond Portfolio‡	64,997,748	658,225,306

Total Fixed Income		1,430,230,265

Total Investments in Securities (100.0%) (Cost $4,291,587,776)		4,727,357,776
Other Assets Less Liabilities (0.0%)		965,922

Net Assets (100%)		$4,728,323,698

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	40,627,377	753,294,379	146,920,323	(42,100,659)	661,975	(145,994,913)	712,781,105	8,149,089	48,530,230
AXA 400 Managed Volatility Portfolio	3,200,745	71,042,605	7,316,625	(5,983,720)	109,954	(14,154,263)	58,331,201	829,332	5,043,892
AXA 500 Managed Volatility Portfolio	92,067,058	2,314,316,389	119,968,928	(219,862,109)	8,688,008	(212,574,372)	2,010,536,844	30,726,430	49,651,288
AXA International Managed Volatility Portfolio	44,406,629	583,851,094	70,571,735	(43,940,528)	96,301	(95,100,241)	515,478,361	11,864,239	1,684,694
AXA/AB Short Duration Government Bond Portfolio	16,921,864	167,112,457	14,774,559	(14,782,058)	1,856	(320,461)	166,786,353	2,650,558	—
EQ/Core Bond Index Portfolio	62,604,724	628,783,240	78,430,550	(91,109,630)	86,398	(10,971,952)	605,218,606	13,951,547	—
EQ/Intermediate Government Bond Portfolio	64,997,748	683,016,605	81,681,625	(103,212,453)	(114,889)	(3,145,582)	658,225,306	10,753,022	—

Total		5,201,416,769	519,664,345	(520,991,157)	9,529,603	(482,261,784)	4,727,357,776	78,924,217	104,910,104

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$4,727,357,776	$—	$4,727,357,776

Total Assets	$—	$4,727,357,776	$—	$4,727,357,776

Total Liabilities	$—	$—	$—	$—

Total	$—	$4,727,357,776	$—	$4,727,357,776

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$519,664,345
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$520,991,157

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$503,444,590
Aggregate gross unrealized depreciation	(69,339,099)

Net unrealized appreciation	$434,105,491

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,293,252,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,291,587,776)	$4,727,357,776
Cash	948,711
Receivable for Portfolio shares sold	1,840,314
Receivable for securities sold	1,487,455
Other assets	22,092

Total assets	4,731,656,348

LIABILITIES
Payable for Portfolio shares redeemed	1,302,987
Distribution fees payable – Class IB	1,038,737
Administrative fees payable	509,944
Investment management fees payable	397,171
Distribution fees payable – Class IA	280
Accrued expenses	83,531

Total liabilities	3,332,650

NET ASSETS	$4,728,323,698

Net assets were comprised of:
Paid in capital	$4,220,071,291
Total distributable earnings (loss)	508,252,407

Net assets	$4,728,323,698

Class IA
Net asset value, offering and redemption price per share, $1,294,263 / 77,971 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.60

Class IB
Net asset value, offering and redemption price per share, $4,727,029,435 / 284,498,990 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$78,924,217
Interest	28,904

Total income	78,953,121

EXPENSES
Distribution fees – Class IB	13,110,148
Administrative fees	6,992,302
Investment management fees	5,002,046
Printing and mailing expenses	392,347
Trustees’ fees	126,563
Professional fees	109,073
Custodian fees	41,000
Distribution fees – Class IA	3,662
Miscellaneous	101,928

Total expenses	25,879,069

NET INVESTMENT INCOME (LOSS)	53,074,052

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	9,529,603
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	104,910,104

Net realized gain (loss)	114,439,707

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(482,261,784)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(367,822,077)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(314,748,025)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,074,052	$45,838,556
Net realized gain (loss)	114,439,707	105,395,271
Net change in unrealized appreciation (depreciation)	(482,261,784)	468,850,009

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(314,748,025)	620,083,836

Distributions to shareholders: (a)
Class IA	(41,227)	(34,699)
Class IB	(153,312,854)	(117,634,416)

Total distributions to shareholders	(153,354,081)	(117,669,115)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 373 and 389 shares, respectively ]	6,699	6,486
Capital shares issued in reinvestment of dividends and distributions [ 2,381 and 1,916 shares, respectively ]	41,227	34,699
Capital shares repurchased [ (8,619) and (1,979) shares, respectively ]	(160,790)	(34,552)

Total Class IA transactions	(112,864)	6,633

Class IB
Capital shares sold [ 19,765,182 and 26,634,253 shares, respectively ]	363,772,047	464,319,112
Capital shares issued in reinvestment of dividends and distributions [ 8,843,562 and 6,489,014 shares, respectively ]	153,312,854	117,634,416
Capital shares repurchased [ (29,162,459) and (17,472,800) shares, respectively ]	(523,329,209)	(306,200,185)

Total Class IB transactions	(6,244,308)	275,753,343

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,357,172)	275,759,976

TOTAL INCREASE (DECREASE) IN NET ASSETS	(474,459,278)	778,174,697
NET ASSETS:
Beginning of year	5,202,782,976	4,424,608,279

End of year (b)	$4,728,323,698	$5,202,782,976

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $21,835 and $74,209,191 for Classes IA and IB, respectively; and dividends from net realized capital gains of $12,864 and $43,425,225 for Classes IA and IB, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $430,249 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017		2016		2015		2014
Net asset value, beginning of year	$18.23		$16.40		$15.43		$15.93		$15.65

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.16		0.13		0.07		0.05
Net realized and unrealized gain (loss)	(1.27)		2.10		1.11		(0.22)		0.82

Total from investment operations	(1.09)		2.26		1.24		(0.15)		0.87

Less distributions:
Dividends from net investment income	(0.22)		(0.27)		(0.15)		(0.18)		(0.21)
Distributions from net realized gains	(0.32)		(0.16)		(0.12)		(0.17)		(0.38)

Total dividends and distributions	(0.54)		(0.43)		(0.27)		(0.35)		(0.59)

Net asset value, end of year	$16.60		$18.23		$16.40		$15.43		$15.93

Total return	(6.08)%		13.75%		8.07%		(0.95)%		5.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,294		$1,528		$1,370		$1,292		$1,323
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.49	%(j)	0.50	%(k)	0.51	%(m)	0.52	%(n)	0.52	%(o)
Before waivers and reimbursements (f)	0.49%		0.50%		0.51%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.95%		0.92%		0.83%		0.43%		0.31%
Before waivers and reimbursements (f)(x)	0.95%		0.92%		0.83%		0.43%		0.31%
Portfolio turnover rate^	10%		5%		15%		2%		5%

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$18.25		$16.42		$15.44		$15.95		$15.66

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.19		0.17		0.14		0.08		0.07
Net realized and unrealized gain (loss)	(1.28)		2.09		1.11		(0.24)		0.81

Total from investment operations	(1.09)		2.26		1.25		(0.16)		0.88

Less distributions:
Dividends from net investment income	(0.22)		(0.27)		(0.15)		(0.18)		(0.21)
Distributions from net realized gains	(0.32)		(0.16)		(0.12)		(0.17)		(0.38)

Total dividends and distributions	(0.54)		(0.43)		(0.27)		(0.35)		(0.59)

Net asset value, end of year	$16.62		$18.25		$16.42		$15.44		$15.95

Total return	(6.07)%		13.74%		8.13%		(1.01)%		5.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,727,029		$5,201,255		$4,423,238		$3,906,802		$3,285,231
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.49	%(j)	0.50	%(k)	0.51	%(m)	0.52	%(n)	0.52	%(o)
Before waivers and reimbursements (f)	0.49%		0.50%		0.51%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.01%		0.95%		0.88%		0.50%		0.44%
Before waivers and reimbursements (f)(x)	1.01%		0.95%		0.88%		0.50%		0.44%
Portfolio turnover rate^	10%		5%		15%		2%		5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IA and 1.03% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class IA and 1.07% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IA and 1.08% for Class IB.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(6.97)%	4.28%	7.22%
AXA Aggressive Strategy Index	(6.01)	5.34	8.21
S&P 500® Index	(4.38)	8.49	11.51
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.13

* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.97)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Aggressive Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (6.01)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to underlying portfolios invested in U.S. and international stocks, as well as bond portfolios. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of the Portfolio’s assets classes in 2018. With global stocks in negative territory and U.S. bonds generating only modest positive returns, the Portfolio’s falling equity holdings were only somewhat offset by minimal bond gains. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap and small cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. Large cap stocks, while still negative, fared better during the market downturn.

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. Allocation to Frontier and Emerging Markets had the worst performance within the asset class.

•

The underlying U.S. large-cap portfolio was de-equitized by as much as 14% for 8 days in 2018. The underlying small-cap portfolio was de-equitized by as much as 10% for 3 days. The underlying mid-cap portfolio was de-equitized by as much as 13% for 3 days. The Portfolio’s underlying international fund was not de-equitized in 2018.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefited from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Equity	80.0%
Fixed Income	20.0

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
AXA 500 Managed Volatility Portfolio	50.2%
AXA 2000 Managed Volatility Portfolio	16.3
AXA International Managed Volatility Portfolio	12.1
EQ/Intermediate Government Bond Portfolio	9.2
EQ/Core Bond Index Portfolio	8.3
AXA/AB Short Duration Government Bond Portfolio	2.5
AXA 400 Managed Volatility Portfolio	1.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$916.20	$2.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.73	2.50

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (80.0%)
AXA 2000 Managed Volatility Portfolio‡	31,871,181	$559,159,298
AXA 400 Managed Volatility Portfolio‡	2,699,767	49,201,252
AXA 500 Managed Volatility Portfolio‡	78,906,172	1,723,132,789
AXA International Managed Volatility Portfolio‡	35,678,024	414,155,496

Total Equity		2,745,648,835

Fixed Income (20.0%)
AXA/AB Short Duration Government Bond Portfolio‡	8,675,861	85,511,569
EQ/Core Bond Index Portfolio‡	29,671,940	286,847,520
EQ/Intermediate Government Bond Portfolio‡	31,169,287	315,648,065

Total Fixed Income		688,007,154

Total Investments in Securities (100.0%) (Cost $3,343,461,466)		3,433,655,989
Other Assets Less Liabilities (0.0%)		1,053,808

Net Assets (100%)		$3,434,709,797

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 2000 Managed Volatility Portfolio	31,871,181	581,185,479	116,019,856	(19,289,732)	11,299	(118,767,604)	559,159,298	6,520,623	38,842,829
AXA 400 Managed Volatility Portfolio	2,699,767	54,835,717	9,559,170	(3,249,490)	(11,654)	(11,932,491)	49,201,252	698,136	4,231,649
AXA 500 Managed Volatility Portfolio	78,906,172	1,826,248,110	185,330,864	(108,149,616)	129,466	(180,426,035)	1,723,132,789	26,290,115	42,148,796
AXA International Managed Volatility Portfolio	35,678,024	456,298,040	58,735,617	(22,909,311)	12,159	(77,981,009)	414,155,496	9,676,508	1,375,457
AXA/AB Short Duration Government Bond Portfolio	8,675,861	77,809,906	11,876,675	(3,980,421)	311	(194,902)	85,511,569	1,353,926	—
EQ/Core Bond Index Portfolio	29,671,940	277,600,998	48,822,276	(34,585,587)	(146,378)	(4,843,789)	286,847,520	6,662,085	—
EQ/Intermediate Government Bond Portfolio	31,169,287	303,274,032	51,761,339	(37,960,331)	(47,232)	(1,379,743)	315,648,065	5,186,457	—

Total		3,577,252,282	482,105,797	(230,124,488)	(52,029)	(395,525,573)	3,433,655,989	56,387,850	86,598,731

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,433,655,989	$—	$3,433,655,989

Total Assets	$—	$3,433,655,989	$—	$3,433,655,989

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,433,655,989	$—	$3,433,655,989

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$482,105,797
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$230,124,488

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$196,630,348
Aggregate gross unrealized depreciation	(112,360,901)

Net unrealized appreciation	$84,269,447

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,349,386,542

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $3,343,461,466)	$3,433,655,989
Cash	1,090,600
Receivable for Portfolio shares sold	2,355,518
Receivable for securities sold	535,862
Other assets	15,663

Total assets	3,437,653,632

LIABILITIES
Payable for Portfolio shares redeemed	1,469,396
Distribution fees payable – Class IB	756,604
Administrative fees payable	371,337
Investment management fees payable	292,680
Accrued expenses	53,818

Total liabilities	2,943,835

NET ASSETS	$3,434,709,797

Net assets were comprised of:
Paid in capital	$3,289,525,976
Total distributable earnings (loss)	145,183,821

Net assets	$3,434,709,797

Class IB
Net asset value, offering and redemption price per share, $3,434,709,797 / 254,617,609 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.49

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$56,387,850
Interest	31,228

Total income	56,419,078

EXPENSES
Distribution fees – Class IB	9,354,440
Administrative fees	4,984,889
Investment management fees	3,611,102
Printing and mailing expenses	281,980
Trustees’ fees	89,052
Professional fees	88,842
Custodian fees	36,000
Miscellaneous	70,165

Total expenses	18,516,470

NET INVESTMENT INCOME (LOSS)	37,902,608

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	(52,029)
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	86,598,731

Net realized gain (loss)	86,546,702

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(395,525,573)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(308,978,871)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(271,076,263)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$37,902,608	$31,898,835
Net realized gain (loss)	86,546,702	74,822,455
Net change in unrealized appreciation (depreciation)	(395,525,573)	352,366,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(271,076,263)	459,087,444

Distributions to shareholders: (a)
Class IB	(105,186,135)	(82,064,671)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 29,292,846 and 37,802,566 shares, respectively ]	442,159,296	534,716,174
Capital shares issued in reinvestment of dividends and distributions [ 7,418,018 and 5,537,549 shares, respectively ]	105,186,135	82,064,671
Capital shares repurchased [ (21,672,881) and (8,772,945) shares, respectively ]	(314,424,797)	(125,109,394)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	232,920,634	491,671,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	(143,341,764)	868,694,224
NET ASSETS:
Beginning of year	3,578,051,561	2,709,357,337

End of year (b)	$3,434,709,797	$3,578,051,561

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $53,853,891 for Class IB; and dividends from net realized capital gains of $28,210,780 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $219,398 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.93		$13.22		$12.33		$12.77		$12.45

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.14		0.12		0.07		0.07
Net realized and unrealized gain (loss)	(1.17)		1.92		1.01		(0.21)		0.71

Total from investment operations	(1.02)		2.06		1.13		(0.14)		0.78

Less distributions:
Dividends from net investment income	(0.18)		(0.23)		(0.13)		(0.16)		(0.19)
Distributions from net realized gains	(0.24)		(0.12)		(0.11)		(0.14)		(0.27)

Total dividends and distributions	(0.42)		(0.35)		(0.24)		(0.30)		(0.46)

Net asset value, end of year	$13.49		$14.93		$13.22		$12.33		$12.77

Total return	(6.97)%		15.63%		9.15%		(1.14)%		6.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,434,710		$3,578,052		$2,709,357		$2,236,468		$1,585,314
Ratio of expenses to average net assets:
After waivers (f)	0.49	%(j)	0.50	%(k)	0.51	%(m)	0.51	%(m)	0.53	%(n)
Before waivers (f)	0.49%		0.50%		0.51%		0.51%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.01%		1.01%		0.96%		0.56%		0.55%
Before waivers (f)(x)	1.01%		1.01%		0.96%		0.56%		0.55%
Portfolio turnover rate^	6%		3%		20%		2%		4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.06% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.08% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(8.70)%	3.35%	8.55%
Portfolio – Class IB Shares	(8.70)	3.35	8.49
66% Volatility Managed Index – Large Cap Core/17% Volatility Managed Index – International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	(6.01)	5.86	9.60
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	0.88	1.86	2.90

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (8.70)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the 66% Volatility Managed Index — Large Cap Core/17% Volatility Managed Index — International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned (6.01)%, (4.38)% and 0.88%, respectively.

Portfolio Highlights

The Portfolio holds a mixture of underlying portfolios that invest in bonds, U.S. stocks and international stocks. Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of these asset classes in 2018. With global bonds generating slightly negative returns and global stocks in negative territory, the Portfolio’s underlying portfolios all contributed negative returns. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal, if any, gains, and the global bond markets were lower.

•

U.S. large-cap stocks were hefty contributors to the Portfolio’s negative return. Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs.

•

Non-U.S. developed-world stocks also provided equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

How did derivatives contribute/detract from Performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Equity	100.0%

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
AXA/Franklin Balanced Managed Volatility Portfolio	34.5%
AXA 500 Managed Volatility Portfolio	33.2
AXA/Templeton Global Equity Managed Volatility Portfolio	32.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$918.40	$2.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.00	2.23
Class IB
Actual	1,000.00	918.40	2.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.00	2.23

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.44% and 0.44%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (100.0%)
AXA 500 Managed Volatility Portfolio‡	15,713,719	$343,152,172
AXA/Franklin Balanced Managed Volatility Portfolio‡	35,450,865	357,333,157
AXA/Templeton Global Equity Managed Volatility Portfolio‡	31,443,507	334,615,010

Total Investments in Securities (100.0%) (Cost $966,451,744)		1,035,100,339
Other Assets Less Liabilities (0.0%)		367,531

Net Assets (100%)		$1,035,467,870

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA 500 Managed Volatility Portfolio**	15,713,719	—	423,617,619	(12,335,027)	(808,647)	(67,321,773)	343,152,172	5,153,957	4,608,376
EQ/ClearBridge Select Equity Managed Volatility Portfolio (a)	—	420,657,817	5,144,669	(447,229,719)	204,321,021	(182,893,788)	—	16,893	4,779,360
AXA/Franklin Balanced Managed Volatility Portfolio	35,450,865	417,469,479	38,237,373	(57,178,275)	1,340,180	(42,535,600)	357,333,157	12,046,854	14,515,220
AXA/Templeton Global Equity Managed Volatility Portfolio	31,443,507	434,823,978	55,680,744	(61,692,385)	12,352,149	(106,549,476)	334,615,010	11,826,540	36,678,404

Total		1,272,951,274	522,680,405	(578,435,406)	217,204,703	(399,300,637)	1,035,100,339	29,044,244	60,581,360

**	Not affiliated at December 31, 2017.
(a)	Formerly known as AXA/Mutual Large Cap Equity Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,035,100,339	$—	$1,035,100,339

Total Assets	$—	$1,035,100,339	$—	$1,035,100,339

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,035,100,339	$—	$1,035,100,339

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$522,680,405
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$578,435,406

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$135,843,143
Aggregate gross unrealized depreciation	(67,384,763)

Net unrealized appreciation	$68,458,380

Federal income tax cost of investments in securities and derivative instruments, if applicable	$966,641,959

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $966,451,744)	$1,035,100,339
Cash	8,941
Receivable for securities sold	598,967
Receivable for Portfolio shares sold	578,440
Other assets	5,162

Total assets	1,036,291,849

LIABILITIES
Payable for Portfolio shares redeemed	287,394
Distribution fees payable – Class IB	224,745
Administrative fees payable	110,896
Investment management fees payable	45,192
Distribution fees payable – Class IA	1,206
Trustees’ fees payable	61
Accrued expenses	154,485

Total liabilities	823,979

NET ASSETS	$1,035,467,870

Net assets were comprised of:
Paid in capital	$915,118,650
Total distributable earnings (loss)	120,349,220

Net assets	$1,035,467,870

Class IA
Net asset value, offering and redemption price per share, $5,506,915 / 689,032 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.99

Class IB
Net asset value, offering and redemption price per share, $1,029,960,955 / 128,898,275 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$29,044,244
Interest	2,325

Total income	29,046,569

EXPENSES
Distribution fees – Class IB	2,992,230
Administrative fees	1,606,249
Investment management fees	601,765
Printing and mailing expenses	98,104
Professional fees	57,797
Custodian fees	39,000
Trustees’ fees	29,684
Distribution fees – Class IA	16,505
Miscellaneous	26,293

Gross expenses	5,467,627
Less: Waiver from investment manager	(267,178)

Net expenses	5,200,449

NET INVESTMENT INCOME (LOSS)	23,846,120

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	217,204,703
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	60,581,360

Net realized gain (loss)	277,786,063

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(399,300,637)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(121,514,574)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(97,668,454)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,846,120	$18,094,256
Net realized gain (loss)	277,786,063	44,378,192
Net change in unrealized appreciation (depreciation)	(399,300,637)	112,762,682

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(97,668,454)	175,235,130

Distributions to shareholders: (a)
Class IA	(1,452,111)	(248,219)
Class IB	(270,030,256)	(42,401,128)

Total distributions to shareholders	(271,482,367)	(42,649,347)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 34,879 and 65,046 shares, respectively ]	408,833	736,207
Capital shares issued in reinvestment of dividends and distributions [ 177,910 and 21,101 shares, respectively ]	1,452,111	248,219
Capital shares repurchased [ (154,281) and (176,665) shares, respectively ]	(1,800,656)	(2,002,776)

Total Class IA transactions	60,288	(1,018,350)

Class IB
Capital shares sold [ 1,883,972 and 2,876,124 shares, respectively ]	19,850,162	32,625,572
Capital shares issued in reinvestment of dividends and distributions [ 33,104,120 and 3,604,981 shares, respectively ]	270,030,256	42,401,128
Capital shares repurchased [ (13,623,349) and (13,579,398) shares, respectively ]	(157,991,165)	(155,321,316)

Total Class IB transactions	131,889,253	(80,294,616)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	131,949,541	(81,312,966)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(237,201,280)	51,272,817
NET ASSETS:
Beginning of year	1,272,669,150	1,221,396,333

End of year (b)	$1,035,467,870	$1,272,669,150

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $120,955 and $20,684,119 for Classes IA and IB, respectively; and dividends from net realized capital gains of $127,264 and $21,717,009 for Classes IA and IB, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $790,040 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.77		$10.59		$9.90	$10.37	$10.03

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.16		0.16	0.14	0.24
Net realized and unrealized gain (loss)	(1.24)		1.43		0.78	(0.42)	0.32

Total from investment operations	(1.02)		1.59		0.94	(0.28)	0.56

Less distributions:
Dividends from net investment income	(0.26)		(0.20)		(0.17)	(0.13)	(0.18)
Distributions from net realized gains	(2.50)		(0.21)		(0.08)	(0.06)	(0.04)

Total dividends and distributions	(2.76)		(0.41)		(0.25)	(0.19)	(0.22)

Net asset value, end of year	$7.99		$11.77		$10.59	$9.90	$10.37

Total return	(8.70)%		14.97%		9.47%	(2.74)%	5.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,507		$7,420		$7,636	$8,293	$6,475
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.43	%(k)	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.45%		0.46%		0.47%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.92%		1.39%		1.60%	1.30%	2.33%
Before waivers and reimbursements (f)(x)	1.90%		1.36%		1.53%	1.24%	2.26%
Portfolio turnover rate^	44	%(h)	7%		4%	4%	5%

	Year Ended December 31,
Class IB	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.77		$10.59		$9.90	$10.37	$10.03

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.16		0.16	0.12	0.17
Net realized and unrealized gain (loss)	(1.25)		1.43		0.78	(0.40)	0.39

Total from investment operations	(1.02)		1.59		0.94	(0.28)	0.56

Less distributions:
Dividends from net investment income	(0.26)		(0.20)		(0.17)	(0.13)	(0.18)
Distributions from net realized gains	(2.50)		(0.21)		(0.08)	(0.06)	(0.04)

Total dividends and distributions	(2.76)		(0.41)		(0.25)	(0.19)	(0.22)

Net asset value, end of year	$7.99		$11.77		$10.59	$9.90	$10.37

Total return	(8.70)%		14.97%		9.47%	(2.74)%	5.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,029,961		$1,265,249		$1,213,760	$1,267,147	$1,434,022
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.43	%(k)	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.45%		0.46%		0.47%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.98%		1.44%		1.61%	1.19%	1.65%
Before waivers and reimbursements (f)(x)	1.96%		1.41%		1.55%	1.13%	1.57%
Portfolio turnover rate^	44	%(h)	7%		4%	4%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the underlying investment in EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio). Excluding such transactions, the portfolio turnover rate would have been 8%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.23% for Class IA and 1.23% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class IA and 1.25% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(22.28)%	(9.73)%	(9.17)%
Portfolio – Class K Shares*	(22.05)	(9.51)	(8.94)
Energy Select Sector Index	(18.09)	(5.65)	(5.00)
S&P 500® Index	(4.38)	8.49	9.29

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (22.28)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Energy Select Sector Index and the S&P 500® Index, which returned (18.09)% and (4.38)%, respectively.

Portfolio Highlights

The world oil markets fell dramatically in 2018, amid concerns over a wide range of market and geopolitical issues. These include slowing demand growth as global economic growth slowed and the impact of the U.S.-China trade dispute continued; increased supply growth as the U.S. ramped up its shale oil production, and output from Russia, Saudi Arabia, Libya and Nigeria remained robust. Overall, the markets have begun to perceive uncertainties about OPEC’s long-term viability as a production cartel.

•	Against this backdrop, the Portfolio’s underlying ETFs invested in the energy sector underperformed its market-specific benchmark, after a margin for fees and expenses.

•

The bulk of the negative absolute performance was attributable to ETFs invested in the U.S. oil gas & services sector. The Portfolio’s small allocation to small-cap energy was also a driver of underperformance.

•

The Portfolio’s modest holdings in certain clean energy ETFs, for instance iShares Global Clean Energy (3.1% of net assets) and Invesco Cleantech ETF (1.5% of net assets), while still negative, performed better than the Energy Select Sector Index.

*	The Fund does not hold a position in any single security directly but has exposure through ETFs.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Equity	83.4%
Repurchase Agreements	16.6

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
Energy Select Sector SPDR Fund	20.8%
Vanguard Energy ETF	13.3
iShares U.S. Energy ETF	12.5
Natixis	7.1
iShares Global Energy ETF	6.5
Nomura Securities Co. Ltd	5.9
iShares North American Natural Resources ETF	4.2
Invesco S&P SmallCap Energy ETF	3.6
Natwest Markets Securities, Inc	3.6
iShares Global Clean Energy ETF	2.9

1290 VT ENERGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$732.00	$2.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.32	2.92
Class K
Actual	1,000.00	733.20	1.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.58	1.65

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.57% and 0.32%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (100.0%)
Energy Select Sector SPDR Fund (x)	19,330	$1,108,575
Invesco Cleantech ETF	1,880	69,182
Invesco DWA Energy Momentum ETF	4,170	119,053
Invesco Dynamic Energy Exploration & Production ETF	6,310	109,605
Invesco Dynamic Oil & Gas Services ETF	20,810	118,654
Invesco Global Clean Energy ETF	6,190	64,501
Invesco S&P SmallCap Energy ETF	22,070	192,892
Invesco WilderHill Clean Energy ETF	4,392	93,945
iShares Global Clean Energy ETF (x)	18,800	155,288
iShares Global Energy ETF	11,720	343,982
iShares North American Natural Resources ETF (x)	8,280	225,050
iShares U.S. Energy ETF (x)	21,300	663,708
iShares U.S. Oil & Gas Exploration & Production ETF (x)	2,290	118,233
iShares U.S. Oil Equipment & Services ETF	5,590	114,148
SPDR S&P Oil & Gas Equipment & Services ETF (x)	13,910	125,329
SPDR S&P Oil & Gas Exploration & Production ETF (x)	4,230	112,222
Vanguard Energy ETF (x)	9,170	707,099

Total Exchange Traded Funds (100.0%) (Cost $7,405,816)		4,441,466

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (19.9%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $377,747, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $385,302. (xx)	$377,687	377,687
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $190,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $193,850. (xx)	190,000	190,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $317,632, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $323,932. (xx)	317,580	317,580

Total Repurchase Agreements		885,267

Total Short-Term Investments (19.9%) (Cost $885,267)		885,267

Total Investments in Securities (119.9%) (Cost $8,291,083)		5,326,733
Other Assets Less Liabilities (-19.9%)		(884,160)

Net Assets (100%)		$4,442,573

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $920,569. This was collateralized by $50,958 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/15/19 - 11/15/47 and by cash of $885,267 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,441,466	$—	$—	$4,441,466
Short-Term Investments
Repurchase Agreements	—	885,267	—	885,267

Total Assets	$4,441,466	$885,267	$—	$5,326,733

Total Liabilities	$—	$—	$—	$—

Total	$4,441,466	$885,267	$—	$5,326,733

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$951,181
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$606,315

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,201
Aggregate gross unrealized depreciation	(2,983,715)

Net unrealized depreciation	$(2,971,514)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,298,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $7,405,816)	$4,441,466
Repurchase Agreements (Cost $885,267)	885,267
Cash	49,247
Receivable from investment manager	10,120
Securities lending income receivable	1,630
Receivable for Portfolio shares sold	983
Other assets	23

Total assets	5,388,736

LIABILITIES
Payable for return of collateral on securities loaned	885,267
Accrued professional fees	37,741
Payable for securities purchased	11,174
Distribution fees payable – Class IB	736
Payable for Portfolio shares redeemed	196
Trustees’ fees payable	5
Accrued expenses	11,044

Total liabilities	946,163

NET ASSETS	$4,442,573

Net assets were comprised of:
Paid in capital	$7,572,589
Total distributable earnings (loss)	(3,130,016)

Net assets	$4,442,573

Class IB
Net asset value, offering and redemption price per share, $3,309,771 / 610,528 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.42

Class K
Net asset value, offering and redemption price per share, $1,132,802 / 209,005 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.42

(x)	Includes value of securities on loan of $920,569.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$115,449
Interest	480
Securities lending (net)	18,855

Total income	134,784

EXPENSES
Professional fees	41,073
Administrative fees	30,000
Investment management fees	26,907
Printing and mailing expenses	15,808
Custodian fees	11,000
Distribution fees – Class IB	9,950
Trustees’ fees	127
Miscellaneous	1,175

Gross expenses	136,040
Less: Waiver from investment manager	(56,907)
Reimbursement from investment manager	(51,974)

Net expenses	27,159

NET INVESTMENT INCOME (LOSS)	107,625

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(20,212)
Net change in unrealized appreciation (depreciation) on investments in securities	(1,338,122)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,358,334)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,250,709)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$107,625	$116,759
Net realized gain (loss)	(20,212)	(61,463)
Net change in unrealized appreciation (depreciation)	(1,338,122)	(219,544)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,250,709)	(164,248)

Distributions to shareholders: (a)
Class IB	(78,653)	(85,409)
Class K	(30,479)	(31,350)

Total distributions to shareholders	(109,132)	(116,759)

Tax return of capital:
Class IB	—	(3,306)
Class K	—	(1,213)

Total return of capital	—	(4,519)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 138,156 and 170,202 shares, respectively ]	962,909	1,171,610
Capital shares issued in reinvestment of dividends [ 13,163 and 13,130 shares, respectively ]	78,653	88,715
Capital shares repurchased [ (117,298) and (106,188) shares, respectively ]	(827,149)	(727,770)

Total Class IB transactions	214,413	532,555

Class K
Capital shares sold [ 30,719 and 39,915 shares, respectively ]	211,061	272,004
Capital shares issued in reinvestment of dividends [ 5,103 and 4,818 shares, respectively ]	30,479	32,563
Capital shares repurchased [ (16,885) and (156,073) shares, respectively ]	(118,018)	(1,044,232)

Total Class K transactions	123,522	(739,665)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	337,935	(207,110)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,021,906)	(492,636)
NET ASSETS:
Beginning of year	5,464,479	5,957,115

End of year (b)	$4,442,573	$5,464,479

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $85,409 and $31,350 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016	2015	2014
Net asset value, beginning of year	$7.13		$7.44		$6.13	$8.30	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.15		0.11	0.12	0.08
Net realized and unrealized gain (loss)	(1.72)		(0.30)		1.31	(2.18)	(1.59)

Total from investment operations	(1.58)		(0.15)		1.42	(2.06)	(1.51)

Less distributions:
Dividends from net investment income	(0.13)		(0.15)		(0.11)	(0.11)	(0.12)
Distributions from net realized gains	—		—		—	—	(0.03)
Return of capital	—		(0.01)		—	— #	(0.02)

Total dividends and distributions	(0.13)		(0.16)		(0.11)	(0.11)	(0.17)

Net asset value, end of year	$5.42		$7.13		$7.44	$6.13	$8.30

Total return	(22.28)%		(1.90)%		23.17%	(24.77)%	(15.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,310		$4,109		$3,715	$2,367	$2,417
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57	%(j)	0.69	%(k)	0.95%	0.95%	0.95%
Before waivers and reimbursements (f)	2.60%		2.40%		2.40%	2.62%	2.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.93%		2.28%		1.64%	1.54%	0.83%
Before waivers and reimbursements (f)(x)	(0.10)%		0.57%		0.20%	(0.13)%	(0.87)%
Portfolio turnover rate^	11%		20%		38%	22%	4%

	Year Ended December 31,
Class K	2018		2017		2016	2015	2014
Net asset value, beginning of year	$7.13		$7.44		$6.13	$8.30	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.15		0.12	0.12	0.11
Net realized and unrealized gain (loss)	(1.72)		(0.28)		1.32	(2.16)	(1.60)

Total from investment operations	(1.56)		(0.13)		1.44	(2.04)	(1.49)

Less distributions:
Dividends from net investment income	(0.15)		(0.17)		(0.13)	(0.13)	(0.14)
Distributions from net realized gains	—		—		—	—	(0.03)
Return of capital	—		(0.01)		—	— #	(0.02)

Total dividends and distributions	(0.15)		(0.18)		(0.13)	(0.13)	(0.19)

Net asset value, end of year	$5.42		$7.13		$7.44	$6.13	$8.30

Total return	(22.05)%		(1.67)%		23.48%	(24.59)%	(14.97)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,133		$1,355		$2,242	$2,626	$3,741
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.32	%(j)	0.49	%(k)	0.70%	0.70%	0.70%
Before waivers and reimbursements (f)	2.33%		2.03%		2.07%	2.26%	2.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.19%		2.14%		1.79%	1.63%	1.06%
Before waivers and reimbursements (f)(x)	0.18%		0.60%		0.42%	0.07%	(0.64)%
Portfolio turnover rate^	11%		20%		38%	22%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.70% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(3.58)%	5.98%	5.80%
Portfolio – Class K Shares*	(3.34)	6.25	6.07
MSCI ACWI Minimum Volatility (Net) Index	(1.56)	7.30	7.05
MSCI AC World (Net) Index	(9.42)	4.26	4.66

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.58)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned (1.56)% and (9.42)%, respectively.

Portfolio Highlights

What helped performance during the year?

•

Relative to the MSCI AC World (Net) Index, stock selection was the main driver of performance, as it was positive in almost all the GICS sectors, especially within financials. An overweight in utilities also helped performance.

•	On a sector basis, relative to the MSCI ACWI Minimum Volatility (Net) Index, an underweight and stock selection in communication services contributed to performance.

What hurt performance during the year?

•	Relative to the MSCI AC World (Net) Index, stock selection and an underweight in information technology detracted from relative performance.

•

Relative to the Index, stock selection in financials and an underweight in health care also detracted from performance. On a regional basis, stock selection within domestic and emerging markets equities hurt relative performance.

*	The Fund does not hold a position in any single security directly but has exposure through ETFs.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Equity	97.2%
Repurchase Agreements	2.8

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
iShares Edge MSCI Min Vol Global ETF	27.1%
iShares Edge MSCI Min Vol EAFE ETF	12.5
Invesco S&P International Developed Low Volatility ETF	12.4
Invesco S&P MidCap Low Volatility ETF	6.6
iShares Edge MSCI Min Vol Emerging Markets ETF	6.0
Invesco S&P Emerging Markets Low Volatility ETF	5.8
iShares Edge MSCI Min Vol USA ETF	5.6
Invesco S&P 500® High Dividend Low Volatility ETF	5.6
Invesco S&P 500® Low Volatility ETF	5.5
SPDR SSGA US Large Cap Low Volatility Index ETF	3.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$966.60	$3.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.77	3.47
Class K
Actual	1,000.00	968.30	2.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.03	2.20

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.68% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (99.6%)
Invesco S&P 500 High Dividend Low Volatility ETF (x)	15,810	$603,942
Invesco S&P 500 Low Volatility ETF (x)	12,770	595,721
Invesco S&P Emerging Markets Low Volatility ETF	27,440	624,260
Invesco S&P International Developed Low Volatility ETF	44,610	1,331,163
Invesco S&P MidCap Low Volatility ETF (x)	15,940	707,577
Invesco S&P SmallCap Low Volatility ETF	8,060	343,678
iShares Edge MSCI Min Vol EAFE ETF	20,250	1,349,865
iShares Edge MSCI Min Vol Emerging Markets ETF (x)	11,460	640,270
iShares Edge MSCI Min Vol Global ETF	35,890	2,916,421
iShares Edge MSCI Min Vol USA ETF (x)	11,560	605,744
SPDR SSGA US Large Cap Low Volatility Index ETF	4,450	396,228
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	4,200	348,096

Total Exchange Traded Funds (99.6%) (Cost $9,627,038)		10,462,965

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.9%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $45,023, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $47,443. (xx)	$45,000	45,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $155,795, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $158,911. (xx)	155,770	155,770
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $100,016, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $102,000. (xx)	100,000	100,000

Total Repurchase Agreements		300,770

Total Short-Term Investments (2.9%) (Cost $300,770)		300,770

Total Investments in Securities (102.5%) (Cost $9,927,808)		10,763,735
Other Assets Less Liabilities (-2.5%)		(261,296)

Net Assets (100%)		$10,502,439

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $782,949. This was collateralized by $496,625 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/15/19 - 11/15/47 and by cash of $300,770 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$10,462,965	$—	$—	$10,462,965
Short-Term Investments
Repurchase Agreements	—	300,770	—	300,770

Total Assets	$10,462,965	$300,770	$—	$10,763,735

Total Liabilities	$—	$—	$—	$—

Total	$10,462,965	$300,770	$—	$10,763,735

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,898,765
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$202,189

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$957,350
Aggregate gross unrealized depreciation	(123,636)

Net unrealized appreciation	$833,714

Federal income tax cost of investments in securities and derivative instruments, if applicable	$9,930,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $9,627,038)	$10,462,965
Repurchase Agreements (Cost $300,770)	300,770
Cash	155,032
Receivable from investment manager	7,561
Securities lending income receivable	2,862
Receivable for Portfolio shares sold	2,189
Dividends, interest and other receivables	378
Other assets	41

Total assets	10,931,798

LIABILITIES
Payable for return of collateral on securities loaned	300,770
Payable for securities purchased	71,192
Payable for Portfolio shares redeemed	5,746
Distribution fees payable – Class IB	684
Accrued expenses	50,967

Total liabilities	429,359

NET ASSETS	$10,502,439

Net assets were comprised of:
Paid in capital	$9,666,067
Total distributable earnings (loss)	836,372

Net assets	$10,502,439

Class IB
Net asset value, offering and redemption price per share, $3,267,910 / 297,941 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.97

Class K
Net asset value, offering and redemption price per share, $7,234,529 / 659,745 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.97

(x)	Includes value of securities on loan of $782,949.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$288,825
Interest	797
Securities lending (net)	39,437

Total income	329,059

EXPENSES
Investment management fees	50,394
Professional fees	41,128
Administrative fees	30,001
Printing and mailing expenses	16,174
Custodian fees	11,000
Distribution fees – Class IB	6,896
Trustees’ fees	237
Miscellaneous	1,133

Gross expenses	156,963
Less: Waiver from investment manager	(80,395)
Reimbursement from investment manager	(26,262)

Net expenses	50,306

NET INVESTMENT INCOME (LOSS)	278,753

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	13,363
Net change in unrealized appreciation (depreciation) on investments in securities	(656,530)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(643,167)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(364,414)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$278,753	$226,163
Net realized gain (loss)	13,363	101,195
Net change in unrealized appreciation (depreciation)	(656,530)	1,157,840

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(364,414)	1,485,198

Distributions to shareholders: (a)
Class IB	(103,654)	(71,291)
Class K	(264,447)	(207,688)

Total distributions to shareholders	(368,101)	(278,979)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 104,139 and 54,890 shares, respectively ]	1,214,543	612,147
Capital shares issued in reinvestment of dividends and distributions [ 9,014 and 6,126 shares, respectively ]	103,654	71,291
Capital shares repurchased [ (29,507) and (113,868) shares, respectively ]	(350,917)	(1,333,886)

Total Class IB transactions	967,280	(650,448)

Class K
Capital shares sold [ 120,473 and 575,775 shares, respectively ]	1,414,098	6,288,051
Capital shares issued in reinvestment of dividends and distributions [ 22,976 and 17,842 shares, respectively ]	264,447	207,688
Capital shares repurchased [ (70,775) and (237,492) shares, respectively ]	(834,934)	(2,714,772)

Total Class K transactions	843,611	3,780,967

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,810,891	3,130,519

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,078,376	4,336,738
NET ASSETS:
Beginning of year	9,424,063	5,087,325

End of year (b)	$10,502,439	$9,424,063

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $64,219 and $190,195 for Classes IB and K, respectively; and dividends from net realized capital gains of $7,072 and $17,493 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $10,081 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.76		$10.21		$9.91	$10.41	$9.84

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.32		0.22		0.27	0.16	0.20
Net realized and unrealized gain (loss)	(0.72)		1.66		0.58	(0.20)	0.60

Total from investment operations	(0.40)		1.88		0.85	(0.04)	0.80

Less distributions:
Dividends from net investment income	(0.29)		(0.30)		(0.25)	(0.17)	(0.23)
Distributions from net realized gains	(0.10)		(0.03)		(0.30)	(0.26)	— #
Return of capital	—		—		—	(0.03)	—

Total dividends and distributions	(0.39)		(0.33)		(0.55)	(0.46)	(0.23)

Net asset value, end of year	$10.97		$11.76		$10.21	$9.91	$10.41

Total return	(3.58)%		18.45%		8.60%	(0.35)%	8.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,268		$2,520		$2,729	$2,594	$2,965
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.68	%(j)	0.76	%(k)	0.95%	0.95%	0.95%
Before waivers and reimbursements (f)	1.77%		1.65%		2.31%	2.44%	2.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.72%		1.98%		2.60%	1.47%	1.94%
Before waivers and reimbursements (f)(x)	1.64%		1.09%		1.24%	(0.02)%	0.21%
Portfolio turnover rate^	2%		34%		15%	15%	2%

	Year Ended December 31,
Class K	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.76		$10.21		$9.91	$10.41	$9.84

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.33		0.29		0.28	0.17	0.22
Net realized and unrealized gain (loss)	(0.70)		1.62		0.60	(0.19)	0.61

Total from investment operations	(0.37)		1.91		0.88	(0.02)	0.83

Less distributions:
Dividends from net investment income	(0.32)		(0.33)		(0.28)	(0.19)	(0.26)
Distributions from net realized gains	(0.10)		(0.03)		(0.30)	(0.26)	— #
Return of capital	—		—		—	(0.03)	—

Total dividends and distributions	(0.42)		(0.36)		(0.58)	(0.48)	(0.26)

Net asset value, end of year	$10.97		$11.76		$10.21	$9.91	$10.41

Total return	(3.34)%		18.74%		8.89%	(0.09)%	8.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,235		$6,904		$2,358	$3,094	$4,187
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.49	%(k)	0.70%	0.70%	0.70%
Before waivers and reimbursements (f)	1.48%		1.43%		1.99%	2.14%	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.78%		2.59%		2.66%	1.64%	2.10%
Before waivers and reimbursements (f)(x)	1.73%		1.65%		1.37%	0.20%	0.35%
Portfolio turnover rate^	2%		34%		15%	15%	2%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.92% for Class IB and 0.65% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(4.06)%	(2.87)%
Portfolio – Class K Shares*	(3.82)	(2.62)
ICE BofAML 3-Month U.S. Treasury Bill Index	1.87	1.81

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.06)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 1.87% over the same period.

Portfolio Highlights

What helped performance during the year*?

•	Merger arbitrage was the top contributor to performance driven by completed merger deals during the period (Pinnacle Food, Inc, Express Scripts Holding, and Aetna Inc.)

What hurt performance during the year*?

•	Commodities were the largest detractor from performance driven by the sharp selloff in energy during the second half of 2018 due to supply and global growth concerns.

•	Multi-strategies detracted from performance due to poor performance in the sub-strategies long/short equity and macro/managed futures.

*	The Fund does not hold a position in any single security directly but has exposure through ETFs.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2018
Alternatives	40.2%
Fixed Income	16.2
Commodity	14.7
Repurchase Agreement	11.7
Equity	9.1
Specialty	8.1

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2018
Natixis	11.7%
IQ Merger Arbitrage ETF	8.4
Invesco DB G10 Currency Harvest Fund	8.1
WisdomTree Managed Futures Strategy Fund	8.0
SPDR Bloomberg Barclays Convertible Securities ETF	8.0
JPMorgan Diversified Alternatives ETF	7.9
ProShares RAFI Long/Short	7.9
ProShares Hedge Replication ETF	7.9
Invesco DB Gold Fund	6.7
iShares TIPS Bond ETF	4.2

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$963.20	$5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.82	5.44
Class K
Actual	1,000.00	964.70	4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.10	4.15

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Commodity (16.5%)
Invesco DB Base Metals Fund	3,800	$58,482
Invesco DB Commodity Index Tracking Fund (x)	15,070	218,364
Invesco DB Gold Fund	9,290	367,327
Invesco DB Silver Fund	970	22,291
iShares Commodities Select Strategy ETF (x)	4,640	141,474

Total Commodity		807,938

Specialty (9.2%)
Invesco DB G10 Currency Harvest Fund (x)	18,990	446,835

Alternatives (45.5%)
IQ Merger Arbitrage ETF (x)*	14,670	465,186
JPMorgan Diversified Alternatives ETF*	18,180	436,320
ProShares Hedge Replication ETF	10,050	432,810
ProShares RAFI Long/Short (x)	12,120	434,555
WisdomTree Managed Futures Strategy Fund	11,420	442,639

Total Alternatives		2,211,510

Equity (10.3%)
iShares Core US REIT ETF (x)	4,790	214,831
iShares MSCI Global Agriculture Producers ETF	2,730	70,966
Vanguard Global ex-U.S. Real Estate ETF	4,050	212,260

Total Equity		498,057

Fixed Income (18.3%)
iShares TIPS Bond ETF	2,090	228,876
SPDR Bloomberg Barclays Convertible Securities ETF	9,390	439,358
Vanguard Short-Term Inflation-Protected Securities ETF	4,650	222,828

Total Fixed Income		891,062

Total Exchange Traded Funds (99.8%) (Cost $5,124,561)		4,855,402

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (13.3%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $646,079, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $659,001. (xx)	$645,975	$645,975

Total Short-Term Investment (13.3%) (Cost $645,975)		645,975

Total Investments in Securities (113.1%) (Cost $5,770,536)		5,501,377
Other Assets Less Liabilities (-13.1%)		(635,125)

Net Assets (100%)		$4,866,252

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $634,562. This was collateralized by cash of $645,975 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,855,402	$—	$—	$4,855,402
Short-Term Investment
Repurchase Agreement	—	645,975	—	645,975

Total Assets	$4,855,402	$645,975	$—	$5,501,377

Total Liabilities	$—	$—	$—	$—

Total	$4,855,402	$645,975	$—	$5,501,377

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$375,867
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$235,727

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,395
Aggregate gross unrealized depreciation	(274,529)

Net unrealized depreciation	$(260,134)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,761,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $5,124,561)	$4,855,402
Repurchase Agreements (Cost $645,975)	645,975
Cash	73,098
Receivable from investment manager	14,204
Dividends, interest and other receivables	3,522
Securities lending income receivable	2,767
Receivable for Portfolio shares sold	599
Other assets	66

Total assets	5,595,633

LIABILITIES
Payable for return of collateral on securities loaned	645,975
Payable for securities purchased	33,243
Accrued professional fees	29,999
Distribution fees payable – Class IB	23
Accrued expenses	20,141

Total liabilities	729,381

NET ASSETS	$4,866,252

Net assets were comprised of:
Paid in capital	$5,087,791
Total distributable earnings (loss)	(221,539)

Net assets	$4,866,252

Class IB
Net asset value, offering and redemption price per share, $110,928 / 11,638 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.53

Class K
Net asset value, offering and redemption price per share, $4,755,324 / 498,924 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.53

(x)	Includes value of securities on loan of $634,562.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$116,414
Interest	361
Securities lending (net)	22,461

Total income	139,236

EXPENSES
Professional fees	41,066
Offering costs	38,396
Administrative fees	30,000
Investment management fees	25,033
Printing and mailing expenses	18,804
Custodian fees	5,000
Distribution fees – Class IB	253
Trustees’ fees	122
Miscellaneous	1,897

Gross expenses	160,571
Less: Waiver from investment manager	(55,033)
Reimbursement from investment manager	(65,601)

Net expenses	39,937

NET INVESTMENT INCOME (LOSS)	99,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(1,807)
Net change in unrealized appreciation (depreciation) on investments in securities	(288,263)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(290,070)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(190,771)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	November 13, 2017* to December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$99,299	$23,564
Net realized gain (loss)	(1,807)	—
Net change in unrealized appreciation (depreciation)	(288,263)	19,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(190,771)	42,668

Distributions to shareholders: (a)
Class IB	(1,250)	(350)
Class K	(68,508)	(18,620)

Total distributions to shareholders	(69,758)	(18,970)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,475 and 10,000 shares, respectively ]	14,365	100,000
Capital shares issued in reinvestment of dividends [ 129 and 35 shares, respectively ]	1,250	350
Capital shares repurchased [ (1) and 0 shares, respectively ]	(10)	—

Total Class IB transactions	15,605	100,350

Class K
Capital shares sold [ 0 and 490,000 shares, respectively ]	—	4,900,000
Capital shares issued in reinvestment of dividends [ 7,047 and 1,877 shares, respectively ]	68,508	18,620

Total Class K transactions	68,508	4,918,620

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	84,113	5,018,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	(176,416)	5,042,668
NET ASSETS:
Beginning of period	5,042,668	—

End of period (b)	$4,866,252	$5,042,668

* Commencement of Operations.

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $350 and $18,620 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $7,942 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.19		0.04
Net realized and unrealized gain (loss)	(0.60)		0.05

Total from investment operations	(0.41)		0.09

Less distributions:
Dividends from net investment income	(0.10)		(0.04)
Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.11)		(0.04)

Net asset value, end of period	$9.53		$10.05

Total return (b)	(4.06)%		0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$111		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.04	%(j)	1.07	%**(k)
Before waivers and reimbursements (a)(f)	3.53%		4.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.90%		3.34	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.58)%		0.23	%(l)
Portfolio turnover rate^	5%		0	%(z)

Class K	Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.05
Net realized and unrealized gain (loss)	(0.58)		0.04

Total from investment operations	(0.38)		0.09

Less distributions:
Dividends from net investment income	(0.13)		(0.04)
Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.14)		(0.04)

Net asset value, end of period	$9.53		$10.05

Total return (b)	(3.82)%		0.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,755		$4,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.79	%(j)	0.82	%**(k)
Before waivers and reimbursements (a)(f)	3.20%		3.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.99%		3.59	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.42)%		0.48	%(l)
Portfolio turnover rate^	5%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes tax expense of 0.05%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class IB and 1.40% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.70% for Class IB and 1.45% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(4.22)%	4.37%	4.75%
Portfolio – Class K Shares*	(3.98)	4.63	5.01
ICE BofAML All U.S. Convertibles Index	0.15	5.95	6.49

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.22)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the ICE BofAML All U.S. Convertibles Index, which returned 0.15% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio benefitted from a solid return from Pandora Media, Inc. 1.75%. A modest underweight to the underperforming media sector further added value.

•	Security selection in the materials sector led to solid relative returns, contributing to performance.

What hurt performance during the year:

•	Within industrials, the Portfolio was hindered by an overweight to the relatively weak building and construction industry and unfavorable security selection as Belden Inc. 6.75% underperformed.

•

Underperformance in the energy sector also detracted from returns. Notably, Nabors Industries Ltd. 6.0% Preferred and Oasis Petroleum, Inc. 2.625% both experienced large double digit declines as the sector was significantly impacted by the steep declines in oil prices.

•	Security selection within health care, notably a few of our pharmaceutical holdings, Incyte Corporation 1.25% and Dermira, Inc. 3.0%, detracted from results as they fell in 2018.

Portfolio Positioning and Outlook — Palisade Capital Management, L.L.C.

While we remain positively predisposed in our market outlook, we acknowledge that policy uncertainty has affected investor sentiment more than expected and points to a continued volatile trading environment for 2019. As such, we are moderating our market expectations as the U.S. policy environment, especially with the shift in Congress, and its impact on the economy, remains hard to predict. Based on current conditions, our base case is for continued, though slightly slower, economic expansion, stable credit fundamentals and a supportive interest rate environment. We continue to favor companies that we believe will provide above average growth over the long run, but look to bias our holdings to higher quality and less speculative names to better navigate potential volatility. We continue to believe that convertibles remain an attractive alternative to help investors mitigate their downside risks while maintaining the potential for upside gains in a period of uncertainty.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Modified Duration (Years)*	N/A
Weighted Average Rating**	BB

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Exchange Traded Fund	30.2%
Information Technology	25.7
Health Care	15.5
Repurchase Agreements	9.8
Financials	5.5
Consumer Discretionary	5.1
Industrials	4.7
Communication Services	3.7
Energy	3.0
Investment Company	2.1
Real Estate	1.5
Materials	0.9
Utilities	0.6
Cash and Other	(8.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$917.00	$5.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.18	6.08
Class K
Actual	1,000.00	918.50	4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.81

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.19% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Energy (0.4%)
Energy Equipment & Services (0.2%)
Nabors Industries Ltd. 6.000%	1,923	$34,422

Oil, Gas & Consumable Fuels (0.2%)
Hess Corp. 8.000%	820	40,713

Total Energy		75,135

Financials (4.4%)
Banks (3.3%)
Bank of America Corp. 7.250%	200	250,500
Wells Fargo & Co. 7.500%	350	441,689

		692,189

Capital Markets (0.7%)
Mandatory Exchangeable Trust 5.750%§	932	143,836

Insurance (0.4%)
Assurant, Inc. 6.500% (x)	920	90,307

Total Financials		926,332

Health Care (1.7%)
Health Care Equipment & Supplies (1.7%)
Becton Dickinson and Co. 6.125%	6,316	364,244

Total Health Care		364,244

Industrials (0.9%)
Machinery (0.9%)
Fortive Corp. 5.000%	174	157,743
Rexnord Corp. 5.750%	750	37,943

Total Industrials		195,686

Information Technology (0.8%)
Electronic Equipment, Instruments & Components (0.8%)
Belden, Inc. 6.750%	2,003	116,875
MTS Systems Corp. 8.750%	440	41,398

Total Information Technology		158,273

Materials (0.5%)
Chemicals (0.5%)
International Flavors & Fragrances, Inc. 6.000%	1,523	77,216
Rayonier Advanced Materials, Inc. 8.000% (x)	352	28,980

Total Materials		106,196

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Crown Castle International Corp. (REIT) 6.875%	130	136,793
Welltower, Inc. (REIT) 6.500%	583	36,816

Total Real Estate		173,609

Utilities (0.6%)
Electric Utilities (0.4%)
NextEra Energy, Inc. 6.123%	1,170	67,439

Multi-Utilities (0.2%)
Dominion Energy, Inc. 6.750%	640	30,637
Sempra Energy 6.000%	160	15,217

		45,854

Total Utilities		113,293

Total Convertible Preferred Stocks (10.1%) (Cost $2,297,920)		2,112,768

EXCHANGE TRADED FUND (ETF):
Fixed Income (30.2%)
SPDR Bloomberg Barclays Convertible Securities ETF (x)	135,320	6,331,623

Total Exchange Traded Fund (30.2%) (Cost $6,416,704)		6,331,623

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (56.1%)
Communication Services (3.7%)
Entertainment (1.0%)
Live Nation Entertainment, Inc.
2.500%, 5/15/19	$80,000	113,509
2.500%, 3/15/23§	19,000	19,346
Pandora Media, Inc. 1.750%, 12/1/23	74,000	76,260

		209,115

Interactive Media & Services (1.3%)
Momo, Inc. 1.250%, 7/1/25§	38,000	29,450
Twitter, Inc.
0.250%, 9/15/19	92,000	89,258
0.250%, 6/15/24§	107,000	93,253
Weibo Corp. 1.250%, 11/15/22§	52,000	47,379
Zillow Group, Inc. 1.500%, 7/1/23	21,000	18,039

		277,379

Media (1.4%)
DISH Network Corp. 3.375%, 8/15/26	282,000	227,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Liberty Interactive LLC 1.750%, 9/30/46§	$56,000	$57,257

		284,977

Total Communication Services		771,471

Consumer Discretionary (5.1%)
Automobiles (0.7%)
Tesla, Inc. 2.375%, 3/15/22	120,000	145,601

Hotels, Restaurants & Leisure (0.7%)
Caesars Entertainment Corp. 5.000%, 10/1/24	119,000	147,711

Internet & Direct Marketing Retail (3.1%)
Booking Holdings, Inc. 0.350%, 6/15/20	180,000	242,323
Ctrip.com International Ltd. 1.250%, 9/15/22	24,000	23,206
Etsy, Inc. (Zero Coupon), 3/1/23§	43,000	62,323
IAC FinanceCo, Inc. 0.875%, 10/1/22§	85,000	112,903
Liberty Expedia Holdings, Inc. 1.000%, 6/30/47§	55,000	52,566
MercadoLibre, Inc. 2.000%, 8/15/28§	77,000	69,300
Wayfair, Inc. 0.375%, 9/1/22	83,000	89,148

		651,769

Specialty Retail (0.6%)
RH
(Zero Coupon), 7/15/20	39,000	45,242
(Zero Coupon), 6/15/23§	80,000	71,177

		116,419

Total Consumer Discretionary		1,061,500

Energy (2.6%)
Energy Equipment & Services (1.5%)
SEACOR Holdings, Inc. 3.250%, 5/15/30	88,000	73,981
Transocean, Inc. 0.500%, 1/30/23	151,000	143,054
Weatherford International Ltd. 5.875%, 7/1/21 (x)	158,000	99,057

		316,092

Oil, Gas & Consumable Fuels (1.1%)
Cheniere Energy, Inc. 4.250%, 3/15/45	84,000	58,430
Chesapeake Energy Corp. 5.500%, 9/15/26	79,000	63,584
Oasis Petroleum, Inc. 2.625%, 9/15/23	33,000	29,011
PDC Energy, Inc. 1.125%, 9/15/21	88,000	77,990

		229,015

Total Energy		545,107

Financials (1.1%)
Consumer Finance (0.7%)
Encore Capital Group, Inc. 3.000%, 7/1/20	100,000	90,231
PRA Group, Inc. 3.500%, 6/1/23	53,000	44,650

		134,881

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
Western Asset Mortgage Capital Corp. (REIT) 6.750%, 10/1/22	32,000	29,360

Thrifts & Mortgage Finance (0.3%)
LendingTree, Inc. 0.625%, 6/1/22	58,000	71,879

Total Financials		236,120

Health Care (13.8%)
Biotechnology (6.6%)
Alder Biopharmaceuticals, Inc. 2.500%, 2/1/25	67,000	53,445
BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	189,000	210,262
Clovis Oncology, Inc. 2.500%, 9/15/21	83,000	69,300
Exact Sciences Corp. 1.000%, 1/15/25	221,000	242,680
Flexion Therapeutics, Inc. 3.375%, 5/1/24	79,000	64,960
Incyte Corp. 1.250%, 11/15/20	58,000	76,161
Insmed, Inc. 1.750%, 1/15/25	104,000	74,074
Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	56,000	59,926
Ligand Pharmaceuticals, Inc. 0.750%, 5/15/23§	176,000	155,850
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	36,000	42,974
Radius Health, Inc. 3.000%, 9/1/24	38,000	29,213
Retrophin, Inc. 2.500%, 9/15/25	36,000	32,257
Sarepta Therapeutics, Inc. 1.500%, 11/15/24§	123,000	205,701
TESARO, Inc. 3.000%, 10/1/21	28,000	60,909

		1,377,712

Health Care Equipment & Supplies (2.3%)
DexCom, Inc. 0.750%, 5/15/22	118,000	159,163
Insulet Corp. 1.375%, 11/15/24§	58,000	61,597
Nevro Corp. 1.750%, 6/1/21	110,000	102,316
NuVasive, Inc. 2.250%, 3/15/21	56,000	58,867
Wright Medical Group NV 2.250%, 11/15/21	78,000	106,995

		488,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Health Care Providers & Services (1.3%)
Anthem, Inc. 2.750%, 10/15/42	$33,000	$119,324
Molina Healthcare, Inc. 1.125%, 1/15/20	52,000	149,372

		268,696

Health Care Technology (1.1%)
Allscripts Healthcare Solutions, Inc. 1.250%, 7/1/20	56,000	53,907
Evolent Health, Inc. 2.000%, 12/1/21	56,000	62,097
Teladoc Health, Inc. 3.000%, 12/15/22	89,000	122,152

		238,156

Life Sciences Tools & Services (0.8%)
Illumina, Inc. 0.500%, 6/15/21	118,000	154,900

Pharmaceuticals (1.7%)
Dermira, Inc. 3.000%, 5/15/22	116,000	89,484
Horizon Pharma Investment Ltd. 2.500%, 3/15/22	63,000	62,723
Jazz Investments I Ltd. 1.875%, 8/15/21	95,000	92,010
Medicines Co. (The) 2.500%, 1/15/22	76,000	65,204
Paratek Pharmaceuticals, Inc. 4.750%, 5/1/24§	56,000	42,500

		351,921

Total Health Care		2,880,323

Industrials (3.8%)
Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc. 1.875%, 6/1/24	58,000	55,289
Echo Global Logistics, Inc. 2.500%, 5/1/20	92,000	89,068

		144,357

Building Products (0.4%)
Patrick Industries, Inc. 1.000%, 2/1/23§	110,000	82,834

Construction & Engineering (1.0%)
Dycom Industries, Inc. 0.750%, 9/15/21	112,000	103,989
KBR, Inc. 2.500%, 11/1/23§	40,000	35,562
Tutor Perini Corp. 2.875%, 6/15/21 (x)	79,000	72,716

		212,267

Machinery (1.1%)
Chart Industries, Inc. 1.000%, 11/15/24§	85,000	105,578
Greenbrier Cos., Inc. (The) 2.875%, 2/1/24	119,000	116,935

		222,513

Transportation Infrastructure (0.6%)
Macquarie Infrastructure Corp.
2.875%, 7/15/19	40,000	39,700
2.000%, 10/1/23	100,000	86,530

		126,230

Total Industrials		788,201

Information Technology (24.9%)
Communications Equipment (2.6%)
Finisar Corp. 0.500%, 12/15/36	26,000	24,680
Infinera Corp. 2.125%, 9/1/24	99,000	71,656
Lumentum Holdings, Inc. 0.250%, 3/15/24	210,000	210,683
Palo Alto Networks, Inc. (Zero Coupon), 7/1/19	86,000	145,945
0.750%, 7/1/23§	96,000	94,943

		547,907

Electronic Equipment, Instruments & Components (0.3%)
TTM Technologies, Inc. 1.750%, 12/15/20	63,000	73,080

IT Services (2.1%)
Akamai Technologies, Inc. 0.125%, 5/1/25§	37,000	33,931
Cardtronics, Inc. 1.000%, 12/1/20	17,000	15,745
GDS Holdings Ltd. 2.000%, 6/1/25§	77,000	55,324
Okta, Inc. 0.250%, 2/15/23§	87,000	126,756
Square, Inc. 0.500%, 5/15/23§	78,000	81,167
Twilio, Inc. 0.250%, 6/1/23§	50,000	71,377
Wix.com Ltd. (Zero Coupon), 7/1/23§	59,000	55,825

		440,125

Semiconductors & Semiconductor Equipment (11.3%)
Advanced Micro Devices, Inc. 2.125%, 9/1/26	64,000	155,440
Cypress Semiconductor Corp. 4.500%, 1/15/22	66,000	77,954
Inphi Corp. 1.125%, 12/1/20	51,000	53,507
Intel Corp. 3.250%, 8/1/39	147,000	335,803
Microchip Technology, Inc.
1.625%, 2/15/25	145,000	204,586
1.625%, 2/15/27	387,000	378,020
Micron Technology, Inc.
Series F 2.125%, 2/15/33	54,000	156,157
Series G 3.000%, 11/15/43	127,000	140,782
Novellus Systems, Inc. 2.625%, 5/15/41	46,000	189,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
NXP Semiconductors NV 1.000%, 12/1/19	$278,000	$278,141
ON Semiconductor Corp. 1.000%, 12/1/20	146,000	160,965
Rambus, Inc. 1.375%, 2/1/23	53,000	45,963
SunPower Corp. 4.000%, 1/15/23	16,000	12,832
Synaptics, Inc. 0.500%, 6/15/22	73,000	63,970
Teradyne, Inc. 1.250%, 12/15/23	74,000	87,736
Veeco Instruments, Inc. 2.700%, 1/15/23	41,000	30,920

		2,372,471

Software (7.8%)
Citrix Systems, Inc. 0.500%, 4/15/19	90,000	127,788
Coupa Software, Inc. 0.375%, 1/15/23 (x)§	55,000	82,947
DocuSign, Inc. 0.500%, 9/15/23§	78,000	71,263
FireEye, Inc. 0.875%, 6/1/24§	76,000	76,220
Series A 1.000%, 6/1/35 (x)	52,000	49,725
Guidewire Software, Inc. 1.250%, 3/15/25	104,000	99,656
HubSpot, Inc. 0.250%, 6/1/22	54,000	77,136
Nutanix, Inc. (Zero Coupon), 1/15/23§	135,000	147,495
PROS Holdings, Inc. 2.000%, 12/1/19	43,000	45,741
Q2 Holdings, Inc. 0.750%, 2/15/23§	43,000	44,830
RealPage, Inc. 1.500%, 11/15/22	63,000	81,479
RingCentral, Inc. (Zero Coupon), 3/15/23§	47,000	55,618
Rovi Corp. 0.500%, 3/1/20	40,000	38,000
ServiceNow, Inc. (Zero Coupon), 6/1/22	66,000	92,122
Splunk, Inc. 0.500%, 9/15/23§	207,000	205,625
1.125%, 9/15/25§	39,000	38,375
Synchronoss Technologies, Inc. 0.750%, 8/15/19	33,000	31,740
Verint Systems, Inc. 1.500%, 6/1/21	81,000	78,358
Workday, Inc. 0.250%, 10/1/22	99,000	120,952
Zendesk, Inc. 0.250%, 3/15/23§	54,000	61,095

		1,626,165

Technology Hardware, Storage & Peripherals (0.8%)
Pure Storage, Inc. 0.125%, 4/15/23§	118,000	109,598
Western Digital Corp. 1.500%, 2/1/24§	62,000	50,245

		159,843

Total Information Technology		5,219,591

Materials (0.4%)
Metals & Mining (0.4%)
Allegheny Technologies, Inc. 4.750%, 7/1/22	26,000	43,618
Cleveland-Cliffs, Inc. 1.500%, 1/15/25	36,000	40,039

Total Materials		83,657

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Colony Capital, Inc. (REIT) 5.000%, 4/15/23	75,000	65,766
IH Merger Sub LLC (REIT) 3.500%, 1/15/22	32,000	32,787

		98,553

Real Estate Management & Development (0.2%)
Redfin Corp. 1.750%, 7/15/23	62,000	51,485

Total Real Estate		150,038

Total Convertible Bonds		11,736,008

Total Long-Term Debt Securities (56.1%) (Cost $12,067,719)		11,736,008

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, IM Shares	438,873	438,917

	Principal Amount	Value (Note 1)
Repurchase Agreements (9.8%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,875,924, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,913,442. (xx)	$1,875,622	1,875,622
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $160,026, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $163,242. (xx)	160,000	160,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $16,326, collateralized by various Common Stocks; total market value $18,172. (xx)	$16,324	$16,324

Total Repurchase Agreements		2,051,946

Total Short-Term Investments (11.9%) (Cost $2,490,873)		2,490,863

Total Investments in Securities (108.3%) (Cost $23,273,216)		22,671,262
Other Assets Less Liabilities (-8.3%)		(1,742,242)

Net Assets (100%)		$20,929,020

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $2,911,046 or 13.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $2,006,008. This was collateralized by cash of $2,051,946 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Communication Services	$—	$771,471	$—	$771,471
Consumer Discretionary	—	1,061,500	—	1,061,500
Energy	—	545,107	—	545,107
Financials	—	236,120	—	236,120
Health Care	—	2,880,323	—	2,880,323
Industrials	—	788,201	—	788,201
Information Technology	—	5,219,591	—	5,219,591
Materials	—	83,657	—	83,657
Real Estate	—	150,038	—	150,038
Convertible Preferred Stocks
Energy	75,135	—	—	75,135
Financials	782,496	143,836	—	926,332
Health Care	364,244	—	—	364,244
Industrials	195,686	—	—	195,686
Information Technology	116,875	41,398	—	158,273
Materials	106,196	—	—	106,196
Real Estate	173,609	—	—	173,609
Utilities	113,293	—	—	113,293
Exchange Traded Fund	6,331,623	—	—	6,331,623
Short-Term Investments
Investment Company	438,917	—	—	438,917
Repurchase Agreements	—	2,051,946	—	2,051,946

Total Assets	$8,698,074	$13,973,188	$—	$22,671,262

Total Liabilities	$—	$—	$—	$—

Total	$8,698,074	$13,973,188	$—	$22,671,262

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,763,298
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,529,266

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$836,127
Aggregate gross unrealized depreciation	(1,526,186)

Net unrealized depreciation	$(690,059)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$23,361,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $21,221,270)	$20,619,316
Repurchase Agreements (Cost $2,051,946)	2,051,946
Cash	436,983
Receivable for securities sold	106,931
Dividends, interest and other receivables	60,686
Receivable for Portfolio shares sold	22,003
Securities lending income receivable	672
Other assets	89

Total assets	23,298,626

LIABILITIES
Payable for return of collateral on securities loaned	2,051,946
Payable for securities purchased	238,417
Administrative fees payable	2,414
Distribution fees payable – Class IB	2,032
Payable for Portfolio shares redeemed	527
Trustees’ fees payable	5
Accrued expenses	74,265

Total liabilities	2,369,606

NET ASSETS	$20,929,020

Net assets were comprised of:
Paid in capital	$21,465,975
Total distributable earnings (loss)	(536,955)

Net assets	$20,929,020

Class IB
Net asset value, offering and redemption price per share, $9,403,441 / 934,801 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

Class K
Net asset value, offering and redemption price per share, $11,525,579 / 1,148,264 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

(x)	Includes value of securities on loan of $2,006,008.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$506,582
Interest	198,071
Securities lending (net)	9,249

Total income	713,902

EXPENSES
Investment management fees	148,331
Professional fees	60,271
Administrative fees	32,503
Custodian fees	29,000
Distribution fees – Class IB	22,856
Printing and mailing expenses	13,567
Trustees’ fees	497
Miscellaneous	14,886

Gross expenses	321,911
Less: Waiver from investment manager	(100,628)

Net expenses	221,283

NET INVESTMENT INCOME (LOSS)	492,619

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	612,936
Net change in unrealized appreciation (depreciation) on investments in securities	(2,082,620)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,469,684)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(977,065)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$492,619	$393,163
Net realized gain (loss)	612,936	872,248
Net change in unrealized appreciation (depreciation)	(2,082,620)	1,063,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(977,065)	2,328,864

Distributions to shareholders: (a)
Class IB	(469,109)	(401,586)
Class K	(603,821)	(639,733)

Total distributions to shareholders	(1,072,930)	(1,041,319)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 286,858 and 136,376 shares, respectively ]	3,247,350	1,538,446
Capital shares issued in reinvestment of dividends and distributions [ 44,336 and 36,476 shares, respectively ]	469,109	401,586
Capital shares repurchased [ (88,592) and (26,705) shares, respectively ]	(995,149)	(296,857)

Total Class IB transactions	2,721,310	1,643,175

Class K
Capital shares sold [ 156,007 and 183,781 shares, respectively ]	1,752,595	2,038,064
Capital shares issued in reinvestment of dividends and distributions [ 57,207 and 58,227 shares, respectively ]	603,821	639,733
Capital shares repurchased [ (100,371) and (295,916) shares, respectively ]	(1,137,390)	(3,234,934)

Total Class K transactions	1,219,026	(557,137)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,940,336	1,086,038

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,890,341	2,373,583
NET ASSETS:
Beginning of year	19,038,679	16,665,096

End of year (b)	$20,929,020	$19,038,679

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $218,620 and $360,634 for Classes IB and K, respectively; and dividends from net realized capital gains of $182,966 and $279,099 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(61,286) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015	2014
Net asset value, beginning of year	$11.03		$10.20		$9.84		$10.69	$10.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25		0.24		0.20		0.19	0.18
Net realized and unrealized gain (loss)	(0.70)		1.21		0.55		(0.53)	0.71

Total from investment operations	(0.45)		1.45		0.75		(0.34)	0.89

Less distributions:
Dividends from net investment income	(0.26)		(0.34)		(0.30)		(0.34)	(0.16)
Distributions from net realized gains	(0.26)		(0.28)		—		(0.16)	(0.22)
Return of capital	—		—		(0.09)		(0.01)	—

Total dividends and distributions	(0.52)		(0.62)		(0.39)		(0.51)	(0.38)

Net asset value, end of year	$10.06		$11.03		$10.20		$9.84	$10.69

Total return	(4.22)%		14.28%		7.62%		(3.29)%	8.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,403		$7,637		$5,572		$6,922	$8,080
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.19	%***(j)	1.18	%(k)	1.22	%(k)	1.32%**	1.30%
Before waivers and reimbursements (f)	1.67%		1.72%		1.70%		1.78%	1.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.23%		2.11%		1.98%		1.77%	1.66%
Before waivers and reimbursements (f)	1.75%		1.58%		1.50%		1.32%	0.98%
Portfolio turnover rate^	32%		35%		33%		47%	28%

	Year Ended December 31,
Class K	2018		2017		2016		2015	2014
Net asset value, beginning of year	$11.01		$10.18		$9.82		$10.67	$10.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27		0.25		0.22		0.21	0.21
Net realized and unrealized gain (loss)	(0.69)		1.23		0.56		(0.53)	0.71

Total from investment operations	(0.42)		1.48		0.78		(0.32)	0.92

Less distributions:
Dividends from net investment income	(0.29)		(0.37)		(0.32)		(0.36)	(0.21)
Distributions from net realized gains	(0.26)		(0.28)		—		(0.16)	(0.22)
Return of capital	—		—		(0.10)		(0.01)	—

Total dividends and distributions	(0.55)		(0.65)		(0.42)		(0.53)	(0.43)

Net asset value, end of year	$10.04		$11.01		$10.18		$9.82	$10.67

Total return	(3.98)%		14.58%		7.91%		(3.05)%	8.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,526		$11,402		$11,093		$10,951	$12,760
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94	%***(j)	0.93	%(k)	0.97	%(k)	1.07%**	1.05%
Before waivers and reimbursements (f)	1.41%		1.46%		1.45%		1.53%	1.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.40%		2.29%		2.24%		2.01%	1.93%
Before waivers and reimbursements (f)	1.93%		1.76%		1.76%		1.56%	1.25%
Portfolio turnover rate^	32%		35%		33%		47%	28%
**	Includes tax expense of 0.02%.
***	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.31% for Class IB and 1.06% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.30% for Class IB and 1.05% for Class K.

See Notes to Financial Statements.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(4.10)%	2.40%	4.10%
Portfolio – Class K Shares*	(3.86)	2.65	4.36
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	(2.35)	6.24	7.85
S&P 500® Index	(4.38)	8.49	11.80
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	1.77

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On May 1, 2017, the All Asset Moderate Growth – Alt 15 Portfolio was reorganized into the 1290 VT DoubleLine Dynamic Allocation Portfolio. Prior to that date, the predecessor portfolio pursuing a “Fund of Fund” investment approach, rather than investing directly in securities.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.10)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned (2.35)%, (4.38)% and 0.01%, respectively.

Portfolio Highlights

The fixed income portion of the Portfolio slightly underperformed the Bloomberg Barclays U.S. Aggregate Bond Index in 2018. The fixed income sectors with the strongest returns during the year were residential mortgage-backed securities, government bonds, and bank loans. The sectors with the most negative returns were investment grade corporate bonds, high yield and global bonds.

The systematic equity portion of the Portfolio based on the Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index (the CAPE Index) outperformed the S&P 500® Index during 2018. Over the course of the calendar year, the CAPE Index was allocated to six sectors: communication services, consumer discretionary, consumer staples, health care, industrials and technology. Two of these sectors contributed positively to Portfolio returns while constituents of the CAPE Index: consumer discretionary and health care. Communication services, consumer staples and industrials were the greatest negative contributors. The active equity portion of the Portfolio slightly trailed the S&P 500® Index in 2018. The sectors providing the greatest positive contribution to relative returns were real estate, communication services and materials. The sectors making the largest negative contribution were energy, financials and industrials.

The Portfolio uses derivative instruments — unfunded, triparty swap agreements — to gain exposure to the CAPE Index. The Portfolio’s exposure to the CAPE Index, via these swap agreements, provided positive returns which outperformed the S&P 500® Index during the twelve months.

Portfolio Positioning and Outlook — DoubleLine Capital LP

As we enter 2019, we believe the capital markets will be most focused on corporate earnings, trade policy, the level of interest rates and shape of the yield curve, and monetary policy — both the number of Fed Funds rate increases and the ongoing quantitative tightening. Consensus earnings estimates for the S&P 500® Index had long reflected the January anniversary of the corporate tax cuts in the U.S. However, since October both revenue and earnings estimates for the fourth quarter of 2018 and full year 2019 have declined meaningfully, reflecting potentially slower macroeconomic growth in 2019. At the same time, the Fed seems determined to continue its policy of $600 billion per year of quantitative tightening, even though they have signaled a greater willingness to slow (or even halt) the pace of rate increases.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	6.73
Weighted Average Coupon (%)	3.55
Weighted Average Modified Duration (Years)*	4.49
Weighted Average Rating**	A3

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	38.0%
Collateralized Mortgage Obligations	10.4
Investment Companies	7.7
Information Technology	7.0
Health Care	6.0
Financials	5.6
Asset-Backed Securities	4.8
Consumer Discretionary	3.7
Mortgage-Backed Securities	3.7
Energy	3.1
Industrials	3.0
Communication Services	3.0
Consumer Staples	2.0
Real Estate	1.1
Materials	0.6
Utilities	0.4
Repurchase Agreements	0.1
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$962.30	$5.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.26	6.00
Class K
Actual	1,000.00	963.10	4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.52	4.73

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (4.8%)
Ajax Mortgage Loan Trust,
Series 2018-C A 4.360%, 9/25/65 (l)§	$392,948	$394,128
Bayview Opportunity Master Fund IVa Trust,
Series 2018-RN1 A1 3.278%, 1/28/33 (e)§	101,937	101,621
C-BASS TRUST,
Series 2007-CB1 AF6 3.581%, 1/25/37 (e)	1,375,572	624,960
CSMC Trust,
Series 2018-RPL8 A1 4.070%, 7/25/58§	292,352	291,932
Pretium Mortgage Credit Partners I LLC,
Series 2018-NPL3 A1 4.125%, 8/25/33 (e)§	356,594	353,741
RASC Trust,
Series 2007-EMX1 A13 2.706%, 1/25/37 (l)	907,556	817,018

Total Asset-Backed Securities		2,583,400

Collateralized Mortgage Obligations (10.4%)
FHLMC,
Series 358 300 3.000%, 10/15/47 STRIPS	424,521	418,840
Series 4484 CD 1.750%, 7/15/30	336,608	327,053
Series 4624 GA 2.500%, 4/15/40	396,886	387,547
Series 4749 LV 3.500%, 4/15/38	450,000	456,709
Series 4792 A 3.000%, 5/15/48	478,447	466,223
FNMA,
Series 2016-52 ZC 3.000%, 8/25/46	557,158	489,460
Series 2016-9 A 3.000%, 9/25/43	354,010	347,207
Series 2017-32 CA 3.000%, 10/25/42	838,326	831,961
Series 2017-51 EA 3.000%, 11/25/42	426,696	422,703
Series 2018-21 (Zero Coupon), 4/25/48 PO	474,063	378,156
Series 2018-36 A 3.000%, 6/25/48	282,311	277,283
JP Morgan Mortgage Trust,
Series 2018-7FRB A2 3.065%, 4/25/46 (l)§	329,087	329,084
Residential Asset Securitization Trust,
Series 2006-A11 1A4 6.250%, 10/25/36	420,150	415,247

Total Collateralized Mortgage Obligations		5,547,473

Corporate Bonds (12.7%)
Communication Services (1.4%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc. 5.250%, 3/1/37	150,000	147,280
CCO Holdings LLC 5.750%, 2/15/26§	35,000	34,213
5.000%, 2/1/28§	30,000	27,600
Level 3 Financing, Inc. 5.375%, 1/15/24	50,000	47,465
Sprint Capital Corp. 6.875%, 11/15/28	15,000	14,157
Telesat Canada 8.875%, 11/15/24§	35,000	36,094

		306,809

Interactive Media & Services (0.0%)
Match Group, Inc. 5.000%, 12/15/27§	30,000	27,525

Media (0.7%)
Cengage Learning, Inc. 9.500%, 6/15/24§	40,000	27,200
Charter Communications Operating LLC 4.908%, 7/23/25	85,000	84,549
Comcast Corp. 3.700%, 4/15/24	80,000	80,275
CSC Holdings LLC 5.250%, 6/1/24	30,000	27,750
Gray Escrow, Inc. 7.000%, 5/15/27§	50,000	48,500
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28	45,000	44,674
5.400%, 10/1/48	45,000	42,120
Sirius XM Radio, Inc. 5.375%, 7/15/26§	30,000	28,275

		383,343

Wireless Telecommunication Services (0.1%)
Sprint Corp. 7.125%, 6/15/24	30,000	29,710

Total Communication Services		747,387

Consumer Discretionary (1.1%)
Automobiles (0.2%)
Ford Motor Co. 7.450%, 7/16/31	85,000	86,697
General Motors Co. (ICE LIBOR USD 3 Month + 0.80%), 3.389%, 8/7/20 (k)	15,000	14,847

		101,544

Hotels, Restaurants & Leisure (0.5%)
1011778 BC ULC 5.000%, 10/15/25§	35,000	32,069
Caesars Resort Collection LLC 5.250%, 10/15/25§	35,000	30,450
Eldorado Resorts, Inc. 6.000%, 4/1/25	45,000	43,519
Golden Nugget, Inc. 6.750%, 10/15/24§	35,000	32,987
Hilton Domestic Operating Co., Inc. 5.125%, 5/1/26§	45,000	43,162
Royal Caribbean Cruises Ltd. 3.700%, 3/15/28	50,000	46,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Viking Cruises Ltd. 5.875%, 9/15/27§	$40,000	$37,400

		265,597

Household Durables (0.1%)
Tempur Sealy International, Inc. 5.500%, 6/15/26	46,000	41,458

Leisure Products (0.1%)
Hasbro, Inc. 3.500%, 9/15/27	50,000	46,291

Multiline Retail (0.2%)
Dollar Tree, Inc. 4.000%, 5/15/25	135,000	129,466

Specialty Retail (0.0%)
PetSmart, Inc.
7.125%, 3/15/23§	35,000	20,475
5.875%, 6/1/25§	5,000	3,625

		24,100

Total Consumer Discretionary		608,456

Consumer Staples (0.8%)
Beverages (0.1%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46§	45,000	41,344

Food & Staples Retailing (0.0%)
Albertsons Cos. LLC 5.750%, 3/15/25	30,000	26,250

Food Products (0.5%)
B&G Foods, Inc. 5.250%, 4/1/25	25,000	23,187
JBS USA LUX SA 6.750%, 2/15/28§	45,000	43,763
Pilgrim’s Pride Corp. 5.750%, 3/15/25§	65,000	60,938
Post Holdings, Inc. 5.500%, 3/1/25§	45,000	43,214
Smithfield Foods, Inc. 4.250%, 2/1/27§	90,000	83,724

		254,826

Tobacco (0.2%)
BAT Capital Corp. (ICE LIBOR USD 3 Month + 0.88%), 3.496%, 8/15/22 (k)	35,000	35,212
Reynolds American, Inc. 4.000%, 6/12/22	55,000	54,999

		90,211

Total Consumer Staples		412,631

Energy (1.8%)
Energy Equipment & Services (0.2%)
Nabors Industries, Inc. 5.750%, 2/1/25	35,000	26,425
Transocean, Inc. 7.250%, 11/1/25§	40,000	35,000
USA Compression Partners LP 6.875%, 4/1/26§	30,000	28,800

		90,225

Oil, Gas & Consumable Fuels (1.6%)
Canadian Natural Resources Ltd. 2.950%, 1/15/23	105,000	100,316
Cheniere Energy Partners LP 5.250%, 10/1/25	65,000	60,612
Continental Resources, Inc. 4.375%, 1/15/28	45,000	42,486
Energy Transfer Operating LP 4.750%, 1/15/26	100,000	97,359
EP Energy LLC 7.750%, 5/15/26§	30,000	26,400
EQM Midstream Partners LP 4.750%, 7/15/23	90,000	89,482
Gulfport Energy Corp. 6.375%, 5/15/25	35,000	30,975
Hilcorp Energy I LP 6.250%, 11/1/28§	30,000	26,400
Indigo Natural Resources LLC 6.875%, 2/15/26§	30,000	25,950
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	120,000	135,937
Marathon Petroleum Corp. 5.125%, 12/15/26§	45,000	45,739
Peabody Energy Corp. 6.000%, 3/31/22§	25,000	24,453
QEP Resources, Inc. 5.625%, 3/1/26	35,000	29,050
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	100,000	101,235
Sunoco LP 5.500%, 2/15/26	30,000	28,425

		864,819

Total Energy		955,044

Financials (2.5%)
Banks (0.7%)
Bank of Montreal (USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	40,000	36,979
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.10%), 3.740%, 5/17/24 (k)	100,000	98,309
Mitsubishi UFJ Financial Group, Inc. (ICE LIBOR USD 3 Month + 0.74%), 3.478%, 3/2/23 (k)	135,000	132,771
Santander Holdings USA, Inc. 3.400%, 1/18/23	95,000	91,403

		359,462

Capital Markets (0.2%)
Morgan Stanley (ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	90,000	89,309

Consumer Finance (0.7%)
Ally Financial, Inc. 4.125%, 3/30/20	80,000	79,097
Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.72%), 3.240%, 1/30/23 (k)	45,000	43,799
Discover Financial Services 4.100%, 2/9/27	100,000	93,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.99%), 3.398%, 1/5/23 (k)	$75,000	$71,512
3.950%, 4/13/24	10,000	9,476
Synchrony Financial 3.950%, 12/1/27	125,000	105,212

		402,144

Diversified Financial Services (0.2%)
ASP AMC Merger Sub, Inc. 8.000%, 5/15/25§	30,000	15,750
Refinitiv US Holdings, Inc. 6.250%, 5/15/26§	35,000	33,556
Tempo Acquisition LLC 6.750%, 6/1/25§	30,000	27,750
Verscend Escrow Corp.
9.750%, 8/15/26§	44,000	41,360

		118,416

Insurance (0.7%)
Alliant Holdings Intermediate LLC 8.250%, 8/1/23§	50,000	49,802
Athene Global Funding 3.000%, 7/1/22§	95,000	92,919
Liberty Mutual Group, Inc. 6.500%, 5/1/42§	65,000	78,037
NFP Corp. 6.875%, 7/15/25§	60,000	53,850
Willis North America, Inc. 4.500%, 9/15/28	90,000	88,322

		362,930

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc. 8.125%, 7/15/23§	25,000	24,506

Total Financials		1,356,767

Health Care (1.3%)
Biotechnology (0.1%)
AbbVie, Inc. 4.700%, 5/14/45	50,000	45,569

Health Care Equipment & Supplies (0.3%)
Avantor, Inc. 9.000%, 10/1/25§	50,000	50,000
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	130,000	128,572

		178,572

Health Care Providers & Services (0.7%)
Centene Corp.
4.750%, 1/15/25	60,000	57,000
5.375%, 6/1/26§	5,000	4,889
Cigna Corp. (ICE LIBOR USD 3 Month + 0.89%), 3.326%, 7/15/23 (k)§	135,000	132,687
CVS Health Corp. 5.050%, 3/25/48	40,000	38,956
HCA, Inc. 5.375%, 9/1/26	60,000	57,881
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	25,000	23,313
WellCare Health Plans, Inc. 5.375%, 8/15/26§	40,000	38,500

		353,226

Pharmaceuticals (0.2%)
Bausch Health Cos., Inc. 7.000%, 3/15/24§	25,000	25,187
Teva Pharmaceutical Finance Netherlands III BV 2.800%, 7/21/23	50,000	42,875
Valeant Pharmaceuticals International, Inc. 9.250%, 4/1/26§	25,000	25,063

		93,125

Total Health Care		670,492

Industrials (1.6%)
Aerospace & Defense (0.2%)
Lockheed Martin Corp. 4.700%, 5/15/46	80,000	83,412
TransDigm, Inc. 6.375%, 6/15/26	30,000	27,938

		111,350

Airlines (0.2%)
Delta Air Lines, Inc. 3.625%, 3/15/22	100,000	97,679

Building Products (0.2%)
Builders FirstSource, Inc. 5.625%, 9/1/24§	50,000	46,375
Owens Corning 4.400%, 1/30/48	55,000	41,605

		87,980

Commercial Services & Supplies (0.3%)
Aramark Services, Inc. 5.000%, 4/1/25§	40,000	39,100
Garda World Security Corp. 8.750%, 5/15/25§	35,000	31,850
Prime Security Services Borrower LLC 9.250%, 5/15/23§	44,000	45,377
Tervita Escrow Corp. 7.625%, 12/1/21§	45,000	42,863

		159,190

Industrial Conglomerates (0.1%)
Roper Technologies, Inc. 4.200%, 9/15/28	45,000	44,521

Road & Rail (0.4%)
Avolon Holdings Funding Ltd. 5.125%, 10/1/23§	58,000	55,571
CSX Corp. 3.800%, 11/1/46	50,000	44,118
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	100,000	97,965

		197,654

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.250%, 3/1/25	60,000	55,367

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	$40,000	$35,200
United Rentals North America, Inc. 6.500%, 12/15/26	35,000	34,475

		125,042

Total Industrials		823,416

Information Technology (0.7%)
Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc. 3.875%, 1/12/28	95,000	86,981

IT Services (0.1%)
GTT Communications, Inc. 7.875%, 12/31/24 (x)§	45,000	38,925

Semiconductors & Semiconductor Equipment (0.2%)
Microchip Technology, Inc. 4.333%, 6/1/23§	90,000	87,529

Software (0.3%)
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	55,000	57,612
Informatica LLC 7.125%, 7/15/23§	55,000	53,565
Solera LLC 10.500%, 3/1/24§	15,000	15,975
Sophia LP 9.000%, 9/30/23§	50,000	50,000

		177,152

Total Information Technology		390,587

Materials (0.6%)
Chemicals (0.2%)
Ashland LLC 4.750%, 8/15/22 (e)	30,000	29,512
Hexion, Inc.
6.625%, 4/15/20	15,000	11,963
10.375%, 2/1/22§	15,000	11,803
Mosaic Co. (The) 4.050%, 11/15/27	90,000	85,577

		138,855

Containers & Packaging (0.3%)
Crown Americas LLC 4.750%, 2/1/26 (x)§	60,000	57,075
Flex Acquisition Co., Inc. 6.875%, 1/15/25§	40,000	35,550
WRKCo, Inc. 3.750%, 3/15/25§	50,000	48,528

		141,153

Metals & Mining (0.1%)
SunCoke Energy Partners LP 7.500%, 6/15/25§	45,000	42,413

Total Materials		322,421

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Crown Castle International Corp. (REIT)
3.650%, 9/1/27	55,000	51,224
3.800%, 2/15/28	50,000	46,908
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	45,000	42,187
GLP Capital LP (REIT)
5.750%, 6/1/28	25,000	25,283
5.300%, 1/15/29	20,000	19,569
MPT Operating Partnership LP (REIT) 5.250%, 8/1/26	60,000	56,884
Welltower, Inc. (REIT) 3.950%, 9/1/23	45,000	45,122

		287,177

Total Real Estate		287,177

Utilities (0.4%)
Electric Utilities (0.4%)
Edison International 4.125%, 3/15/28	20,000	18,969
NextEra Energy Operating Partners LP 4.500%, 9/15/27§	30,000	26,513
Southern Co. (The) 1.850%, 7/1/19	155,000	154,021
Vistra Operations Co. LLC 5.500%, 9/1/26§	35,000	33,775

		233,278

Total Utilities		233,278

Total Corporate Bonds		6,807,656

Mortgage-Backed Securities (3.7%)
FHLMC
3.000%, 9/1/46	578,551	564,855
4.000%, 4/1/47	414,034	422,671
4.000%, 10/1/48	98,711	100,650
FNMA
3.000%, 4/1/37	437,356	432,590
2.500%, 2/1/47	459,747	436,436

Total Mortgage-Backed Securities		1,957,202

U.S. Treasury Obligations (11.3%)
U.S. Treasury Bonds
3.125%, 2/15/43	250,000	254,980
3.625%, 8/15/43	100,000	110,667
3.750%, 11/15/43	60,000	67,750
2.750%, 11/15/47	220,000	208,232
3.000%, 8/15/48	110,000	109,496
U.S. Treasury Notes
2.125%, 8/31/20	320,000	317,848
2.000%, 9/30/20	280,000	277,517
1.750%, 10/31/20	320,000	315,610
1.625%, 11/30/20	140,000	137,690
1.125%, 2/28/21	340,000	330,234
2.000%, 5/31/21	340,000	336,224
2.750%, 8/15/21	330,000	332,217
2.750%, 9/15/21	340,000	342,338
2.625%, 2/28/23	290,000	291,495
2.500%, 3/31/23	340,000	340,053
2.750%, 4/30/23	340,000	343,524
1.875%, 8/31/24	350,000	337,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.125%, 9/30/24	$350,000	$342,048
2.250%, 10/31/24	350,000	344,194
3.000%, 9/30/25	230,000	235,903
2.250%, 8/15/27	350,000	338,730
2.250%, 11/15/27	330,000	318,772

Total U.S. Treasury Obligations		6,033,386

Total Long-Term Debt Securities (42.9%) (Cost $23,483,357)		22,929,117

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.6%)
Interactive Media & Services (1.6%)
Alphabet, Inc., Class A*	476	497,401
Facebook, Inc., Class A*	2,561	335,722

Total Communication Services		833,123

Consumer Discretionary (2.6%)
Hotels, Restaurants & Leisure (0.4%)
Starbucks Corp.	3,484	224,370

Internet & Direct Marketing Retail (1.4%)
Amazon.com, Inc.*	357	536,203
Booking Holdings, Inc.*	116	199,801

		736,004

Multiline Retail (0.4%)
Dollar General Corp.	2,040	220,483

Specialty Retail (0.4%)
O’Reilly Automotive, Inc.*	547	188,348

Total Consumer Discretionary		1,369,205

Consumer Staples (1.2%)
Food & Staples Retailing (0.6%)
Sysco Corp.	4,778	299,390

Tobacco (0.6%)
Philip Morris International, Inc.	4,940	329,794

Total Consumer Staples		629,184

Energy (1.3%)
Energy Equipment & Services (0.4%)
Halliburton Co.	4,252	113,018
Patterson-UTI Energy, Inc.	8,689	89,931

		202,949

Oil, Gas & Consumable Fuels (0.9%)
Continental Resources, Inc.*	4,197	168,677
Devon Energy Corp.	7,076	159,493
Pioneer Natural Resources Co.	1,428	187,811

		515,981

Total Energy		718,930

Financials (3.1%)
Banks (1.4%)
Citigroup, Inc.	5,009	260,769
JPMorgan Chase & Co.	3,234	315,703
Wells Fargo & Co.	3,694	170,219

		746,691

Capital Markets (0.9%)
Charles Schwab Corp. (The)	4,142	172,017
Intercontinental Exchange, Inc.	3,904	294,088

		466,105

Insurance (0.8%)
Markel Corp.*	206	213,839
Willis Towers Watson plc	1,355	205,770

		419,609

Total Financials		1,632,405

Health Care (4.7%)
Biotechnology (0.2%)
BioMarin Pharmaceutical, Inc.*	1,501	127,810

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	4,922	356,008

Health Care Providers & Services (1.3%)
Anthem, Inc.	1,204	316,207
UnitedHealth Group, Inc.	1,553	386,883

		703,090

Pharmaceuticals (2.5%)
Allergan plc	1,378	184,184
AstraZeneca plc (ADR)	6,161	233,995
Bristol-Myers Squibb Co.	4,211	218,888
Novartis AG (ADR)	3,261	279,826
Roche Holding AG (ADR)	4,753	147,723
Zoetis, Inc.	3,152	269,622

		1,334,238

Total Health Care		2,521,146

Industrials (1.4%)
Aerospace & Defense (0.7%)
Lockheed Martin Corp.	748	195,856
Northrop Grumman Corp.	734	179,757

		375,613

Air Freight & Logistics (0.4%)
FedEx Corp.	1,207	194,725

Industrial Conglomerates (0.3%)
Honeywell International, Inc.	1,461	193,028

Total Industrials		763,366

Information Technology (6.3%)
Communications Equipment (0.4%)
Telefonaktiebolaget LM Ericsson (ADR)	23,222	205,979

IT Services (2.4%)
Automatic Data Processing, Inc.	1,503	197,073
Cognizant Technology Solutions Corp., Class A	3,866	245,414
PayPal Holdings, Inc.*	4,764	400,605
Visa, Inc., Class A	3,464	457,040

		1,300,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (0.6%)
Analog Devices, Inc.	2,252	$193,289
Lam Research Corp.	1,155	157,277

		350,566

Software (2.0%)
Adobe, Inc.*	1,001	226,466
Microsoft Corp.	6,239	633,695
Splunk, Inc.*	1,927	202,046

		1,062,207

Technology Hardware, Storage & Peripherals (0.9%)
Apple, Inc.	2,939	463,598

Total Information Technology		3,382,482

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
American Tower Corp. (REIT)	2,031	321,284

Total Real Estate		321,284

Total Common Stock (22.8%) (Cost $12,274,896)		12,171,125

INVESTMENT COMPANIES:
Fixed Income (7.7%)
DoubleLine Floating Rate Fund‡	260,559	2,467,491
DoubleLine Global Bond Fund‡	164,241	1,671,972

Total Investment Companies (7.7%) (Cost $4,265,000)		4,139,463

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $385, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $393. (xx)	$385	385
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $7,101, collateralized by various Common Stocks; total market value $7,904. (xx)	7,100	7,100
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $68,644, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $70,005. (xx)	68,633	68,633

Total Repurchase Agreements		76,118

U.S. Treasury Obligations (26.7%)
U.S. Treasury Bills
2.48%, 7/18/19 (p)	4,000,000	3,945,938
2.53%, 8/15/19 (p)#	10,500,000	10,335,130

Total U.S. Treasury Obligations		14,281,068

Total Short-Term Investments (26.8%) (Cost $14,361,636)		14,357,186

Total Investments in Securities (100.2%) (Cost $54,384,889)		53,596,891
Other Assets Less Liabilities (-0.2%)		(90,226)

Net Assets (100%)		$53,506,665

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial swap contracts, with a total collateral value of $244,000.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $4,098,726 or 7.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $86,564. This was collateralized by $15,125 of various U.S. Government Treasury Securities, ranging from 1.250% - 3.000%, maturing 6/30/19 - 2/15/48 and by cash of $76,118 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Glossary:

ADR	—	American Depositary Receipt
CAPE	—	Cyclically Adjusted Price Earnings
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
PO	—	Principal Only
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	—	United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
DoubleLine Floating Rate Fund	260,559	2,185,145	400,000	—	—	(117,654)	2,467,491	111,500	—
DoubleLine Global Bond Fund	164,241	1,316,877	400,000	—	—	(44,905)	1,671,972	24,088	—

Total		3,502,022	800,000	—	—	(162,559)	4,139,463	135,588	—

OTC Total return swap contracts outstanding as of December 31, 2018 (Note 1):

Reference Entity	Payments Made by Portfolio	Payments Received by Portfolio	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector ER USD Index	0.47% and decrease in total return of index	Increase in total return of index	At maturity	Barclays Bank plc	1/22/2019	USD 13,000,000	(64,902)

							(64,902)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,583,400	$—	$2,583,400
Collateralized Mortgage Obligations	—	5,547,473	—	5,547,473
Common Stocks
Communication Services	833,123	—	—	833,123
Consumer Discretionary	1,369,205	—	—	1,369,205
Consumer Staples	629,184	—	—	629,184
Energy	718,930	—	—	718,930
Financials	1,632,405	—	—	1,632,405
Health Care	2,521,146	—	—	2,521,146
Industrials	763,366	—	—	763,366
Information Technology	3,382,482	—	—	3,382,482
Real Estate	321,284	—	—	321,284
Corporate Bonds
Communication Services	—	747,387	—	747,387
Consumer Discretionary	—	608,456	—	608,456
Consumer Staples	—	412,631	—	412,631
Energy	—	955,044	—	955,044
Financials	—	1,356,767	—	1,356,767
Health Care	—	670,492	—	670,492
Industrials	—	823,416	—	823,416
Information Technology	—	390,587	—	390,587
Materials	—	322,421	—	322,421
Real Estate	—	287,177	—	287,177
Utilities	—	233,278	—	233,278
Investment Companies	4,139,463	—	—	4,139,463
Mortgage-Backed Securities	—	1,957,202	—	1,957,202
Short-Term Investments
Repurchase Agreements	—	76,118	—	76,118
U.S. Treasury Obligations	—	14,281,068	—	14,281,068
U.S. Treasury Obligations	—	6,033,386	—	6,033,386

Total Assets	$16,310,588	$37,286,303	$—	$53,596,891

Liabilities:
Total Return Swaps	$—	$(64,902)	$—	$(64,902)

Total Liabilities	$—	$(64,902)	$—	$(64,902)

Total	$16,310,588	$37,221,401	$—	$53,531,989

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(64,902)

Total		$(64,902)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps	Total
Equity contracts	$(577,508)	$(577,508)

Total	$(577,508)	$(577,508)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps	Total
Equity contracts	$(85,917)	$(85,917)

Total	$(85,917)	$(85,917)

^ This Portfolio held swaps contracts as a substitute for investing in conventional securities.

The Portfolio held swap contracts with an average notional value of approximately $13,669,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
Barclays Bank plc	$64,902	$—	$(64,902)	$—

Total	$64,902	$—	$(64,902)	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $179,098.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$23,831,970
Long-term U.S. government debt securities	11,048,517

$34,880,487

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$22,551,897
Long-term U.S. government debt securities	11,635,010

$34,186,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,113,526
Aggregate gross unrealized depreciation	(2,010,264)

Net unrealized depreciation	$(896,738)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$54,428,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $4,265,000)	$4,139,463
Unaffiliated Issuers (Cost $50,043,771)	49,381,310
Repurchase Agreements (Cost $76,118)	76,118
Cash	844,333
Dividends, interest and other receivables	169,306
Receivable for Portfolio shares sold	19,597
Receivable for securities sold	8,736
Securities lending income receivable	74
Other assets	242

Total assets	54,639,179

LIABILITIES
Payable for securities purchased	912,750
Payable for return of collateral on securities loaned	76,118
Unrealized depreciation on OTC swap contracts	64,902
Investment management fees payable	26,538
Distribution fees payable – Class IB	8,952
Administrative fees payable	4,422
Payable for Portfolio shares redeemed	2,122
Accrued expenses	36,710

Total liabilities	1,132,514

NET ASSETS	$53,506,665

Net assets were comprised of:
Paid in capital	$56,535,308
Total distributable earnings (loss)	(3,028,643)

Net assets	$53,506,665

Class IB
Net asset value, offering and redemption price per share, $41,615,604 / 3,925,752 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.60

Class K
Net asset value, offering and redemption price per share, $11,891,061 / 1,121,739 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.60

(x)	Includes value of securities on loan of $86,564.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$1,207,396
Dividends ($135,588 of dividend income received from affiliates)	364,107
Securities lending (net)	2,640

Total income	1,574,143

EXPENSES
Investment management fees	426,928
Distribution fees – Class IB	110,895
Professional fees	58,043
Administrative fees	55,293
Custodian fees	19,000
Printing and mailing expenses	16,147
Trustees’ fees	1,381
Miscellaneous	7,667

Gross expenses	695,354
Less: Waiver from investment manager	(48,442)

Net expenses	646,912

NET INVESTMENT INCOME (LOSS)	927,231

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(676,722)
Swaps	(577,508)

Net realized gain (loss)	(1,254,230)

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(162,559) of change in unrealized appreciation (depreciation) from affiliates)	(1,868,350)
Swaps	(85,917)

Net change in unrealized appreciation (depreciation)	(1,954,267)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,208,497)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,281,266)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$927,231	$299,986
Net realized gain (loss)	(1,254,230)	2,771,837
Net change in unrealized appreciation (depreciation)	(1,954,267)	1,178,508

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,281,266)	4,250,331

Distributions to shareholders: (a)
Class IB	(1,774,045)	(2,364,909)
Class K	(538,379)	(699,203)

Total distributions to shareholders	(2,312,424)	(3,064,112)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 489,172 and 886,654 shares, respectively ]	5,606,723	10,294,950
Capital shares issued in reinvestment of dividends and distributions [ 156,952 and 205,530 shares, respectively ]	1,774,045	2,364,909
Capital shares repurchased [ (612,800) and (343,478) shares, respectively ]	(7,012,474)	(3,988,807)

Total Class IB transactions	368,294	8,671,052

Class K
Capital shares sold [ 88,334 and 1,000,030 shares, respectively ]	1,013,815	11,621,435
Capital shares issued in reinvestment of dividends and distributions [ 47,683 and 60,764 shares, respectively ]	538,379	699,203
Capital shares repurchased [ (111,976) and (51,345) shares, respectively ]	(1,266,285)	(593,041)

Total Class K transactions	285,909	11,727,597

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	654,203	20,398,649

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,939,487)	21,584,868
NET ASSETS:
Beginning of year	57,446,152	35,861,284

End of year (b)	$53,506,665	$57,446,152

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $243,419 and $98,907 for Classes IB and K, respectively; and dividends from net realized capital gains of $2,121,490 and $600,296 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.51		$11.10		$10.45		$11.07		$11.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18		0.06	(x)	0.16	(x)	0.09	(x)	0.22	(x)
Net realized and unrealized gain (loss)	(0.63)		1.00		0.74		(0.50)		0.06	†

Total from investment operations	(0.45)		1.06		0.90		(0.41)		0.28

Less distributions:
Dividends from net investment income	(0.19)		(0.07)		(0.16)		(0.09)		(0.19)
Distributions from net realized gains	(0.27)		(0.58)		(0.09)		(0.12)		(0.10)

Total dividends and distributions	(0.46)		(0.65)		(0.25)		(0.21)		(0.29)

Net asset value, end of year	$10.60		$11.51		$11.10		$10.45		$11.07

Total return	(4.10)%		9.53%		8.62%		(3.70)%		2.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,616		$44,809		$34,882		$24,703		$15,490
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.19	%(j)	1.05%		0.64%		0.65%		0.59%
Before waivers and reimbursements (f)	1.28%		1.61%		1.01%		1.31%		2.18%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.57%		0.50	%(x)	1.49	%(x)	0.83	%(x)	1.91	%(x)
Before waivers and reimbursements (f)	1.49%		(0.06	)%(x)	1.11	%(x)	0.17	%(x)	0.32	%(x)
Portfolio turnover rate^	83%		175	%(h)	15%		25%		16%

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.51		$11.10		$10.45		$11.07		$11.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21		0.14	(x)	0.15	(x)	0.10	(x)	0.16	(x)
Net realized and unrealized gain (loss)	(0.63)		0.95		0.78		(0.48)		0.15	†

Total from investment operations	(0.42)		1.09		0.93		(0.38)		0.31

Less distributions:
Dividends from net investment income	(0.22)		(0.10)		(0.19)		(0.12)		(0.22)
Distributions from net realized gains	(0.27)		(0.58)		(0.09)		(0.12)		(0.10)

Total dividends and distributions	(0.49)		(0.68)		(0.28)		(0.24)		(0.32)

Net asset value, end of year	$10.60		$11.51		$11.10		$10.45		$11.07

Total return	(3.86)%		9.79%		8.89%		(3.46)%		2.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,891		$12,637		$979		$1,179		$1,362
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94	%(j)	0.81%		0.39%		0.40%		0.30%
Before waivers and reimbursements (f)	1.03%		1.49%		0.77%		1.06%		2.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.82%		1.19	%(x)	1.40	%(x)	0.87	%(x)	1.39	%(x)
Before waivers and reimbursements (f)	1.74%		0.52	%(x)	1.02	%(x)	0.21	%(x)	(0.42	)%(x)
Portfolio turnover rate^	83%		175	%(h)	15%		25%		16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in lower portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.24% for Class IB and 0.99% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(0.96)%	1.48%
Portfolio – Class K Shares*	(0.61)	1.76
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	1.49

* Date of inception 5/1/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.96)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% over the same period.

Portfolio Highlights

What helped performance during the year:

Mortgage Backed Securities (MBS) was the most significant contributor to fund outperformance on the year with relatively even contributions coming from both the Agency and Non-Agency sides of the Portfolio. The barbelled structure of significant duration exposure via Agency Passthroughs and Collateralized Mortgage Obligations (CMOs), and credit risk exposure primarily via Non-Agency Alt-A CMOs combined to outperform the overall benchmark. This was accomplished with a duration that was approximately 1.9 years shorter than the benchmark and an estimated yield advantage of 25 basis points (1 basis point is a unit that is equal to 1/100th of 1%) at year-end. The contributions of commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) combined contributed approximately one-third of the Portfolio’s total return, continuing the theme of a strong year for Structured Products.

What hurt performance during the year:

Detractors from performance included all corporate credit sectors including Investment Grade Corporates (IG), High Yield Corporates (HY), and Emerging Markets Debt (EM). These were the worst performing sectors of the year as global macroeconomic fears led to increased volatility, pressuring spreads wider. On a positive note, the Portfolio did decrease exposure to IG at the end of the first quarter, and to HY at the end of the third quarter in anticipation of weakness. These allocations were shifted to a combination of Bank Loans and Collateralized Loan Obligations.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	6.87
Weighted Average Coupon (%)	3.89
Weighted Average Effective Duration (Years)*	4.49
Weighted Average Rating**	A3

*  Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	32.1%
Collateralized Mortgage Obligations	16.8
Asset-Backed Securities	9.5
Financials	6.5
Mortgage-Backed Securities	4.8
Energy	4.7
Investment Companies	3.9
Commercial Mortgage-Backed Securities	3.0
Utilities	2.7
Communication Services	2.6
Foreign Government Securities	2.2
Industrials	2.2
Consumer Staples	2.0
Materials	1.4
Consumer Discretionary	1.3
Health Care	1.1
Repurchase Agreements	1.0
Real Estate	0.9
Information Technology	0.7
Municipal Bonds	0.1
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$1,003.40	$4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.35	4.90
Class K
Actual	1,000.00	1,004.90	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.63

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.96% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (9.5%)
AASET US Ltd.,
Series 2018-1A A 3.844%, 1/16/38§	$1,138,236	$1,142,265
AIMCO CLO,
Series 2018-AA D 4.999%, 4/17/31 (l)§	500,000	444,486
ALM XII Ltd.,
Series 2015-12A C1R2 5.086%, 4/16/27 (l)§	500,000	472,686
Apidos CLO XII,
Series 2013-12A DR 5.036%, 4/15/31 (l)§	500,000	455,123
Apidos CLO XXI,
Series 2015-21A CR 4.895%, 7/18/27 (l)§	500,000	464,306
Atrium IX,
Series 9A DR 6.307%, 5/28/30 (l)§	500,000	487,279
Babson CLO Ltd.,
Series 2015-2A DR 5.419%, 10/20/30 (l)§	500,000	470,432
Series 2015-IA DR 5.069%, 1/20/31 (l)§	500,000	456,752
Barings CLO Ltd.,
Series 2017-1A D 6.045%, 7/18/29 (l)§	500,000	492,027
BlueMountain CLO Ltd.,
Series 2016-2A C 6.744%, 8/20/28 (l)§	500,000	498,515
CAL Funding III Ltd.,
Series 2018-1A A 3.960%, 2/25/43§	504,167	506,354
Canyon Capital CLO Ltd.,
Series 2014-1A CR 5.270%, 1/30/31 (l)§	500,000	454,422
Series 2017-1A D 6.036%, 7/15/30 (l)§	500,000	475,270
CLI Funding LLC,
Series 2018-1A A 4.030%, 4/18/43§	465,408	471,640
Cook Park CLO Ltd.,
Series 2018-1A D 5.049%, 4/17/30 (l)§	500,000	455,283
Dryden 40 Senior Loan Fund,
Series 2015-40A DR 5.714%, 8/15/31 (l)§	500,000	471,847
Dryden 57 CLO Ltd.,
Series 2018-57A D 5.164%, 5/15/31 (l)§	500,000	453,412
ECAF I Ltd.,
Series 2015-1A A1 3.473%, 6/15/40§	209,369	207,418
Flagship Credit Auto Trust,
Series 2017-4 C 2.920%, 11/15/23§	500,000	492,953
Fremont Home Loan Trust,
Series 2006-D 1A1 2.646%, 11/25/36 (l)	6,741,190	4,464,711
Gilbert Park CLO Ltd.,
Series 2017-1A D 5.386%, 10/15/30 (l)§	500,000	470,636
Goldentree Loan Management US CLO 3 Ltd.,
Series 2018-3A D 5.319%, 4/20/30 (l)§	1,000,000	928,589
Helios Issuer LLC,
Series 2017-1A A 4.940%, 9/20/49§	602,840	613,961
Invitation Homes Trust,
Series 2017-SFR2 E 4.682%, 12/17/36 (l)§	200,000	201,052
Series 2018-SFR1 C 3.705%, 3/17/37 (l)§	740,000	735,863
Series 2018-SFR1 D 3.905%, 3/17/37 (l)§	490,000	488,635
LCM 28 Ltd.,
Series 28A D 5.402%, 10/20/30 (l)§	500,000	465,705
Lendmark Funding Trust,
Series 2017-1A A 2.830%, 12/22/25§	250,000	246,750
Long Point Park CLO Ltd.,
Series 2017-1A C 4.849%, 1/17/30 (l)§	500,000	449,819
Madison Park Funding XIV Ltd.,
Series 2014-14A DRR 5.419%, 10/22/30 (l)§	500,000	466,242
Mosaic Solar Loan Trust,
Series 2018-1A A 4.010%, 6/22/43§	437,880	443,195
Series 2018-2GS A 4.200%, 2/22/44§	687,577	686,614
NP SPE II LLC,
Series 2017-1A A1 3.372%, 10/21/47§	615,357	607,760
Octagon Investment Partners 31 LLC,
Series 2017-1A D 6.169%, 7/20/30 (l)§	500,000	486,013
Octagon Investment Partners 34 Ltd.,
Series 2017-1A D 4.969%, 1/20/30 (l)§	500,000	459,341
Octagon Investment Partners XV Ltd.,
Series 2013-1A DR 6.150%, 7/19/30 (l)§	500,000	485,592
OHA Credit Funding 1 Ltd.,
Series 2018-1A D 5.689%, 10/20/30 (l)§	500,000	470,171
OneMain Financial Issuance Trust,
Series 2015-1A A 3.190%, 3/18/26§	79,892	79,836
SBA Tower Trust (REIT), 3.168%, 4/11/22§	250,000	247,050
SoFi Consumer Loan Program LLC,
Series 2017-2 A 3.280%, 2/25/26§	97,022	96,805
Springleaf Funding Trust,
Series 2017-AA A 2.680%, 7/15/30§	250,000	245,711
TAL Advantage VI LLC,
Series 2017-1A A 4.500%, 4/20/42§	500,584	510,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
TCI-Cent CLO Income Note Issuer Ltd.,
Series 2017-1A C 6.140%, 7/25/30 (l)§	$500,000	$484,058
Thacher Park CLO Ltd.,
Series 2014-1A D1R 5.869%, 10/20/26 (l)§	500,000	495,835
THL Credit Wind River CLO Ltd.,
Series 2014-2A DR 5.336%, 1/15/31 (l)§	500,000	456,775
Series 2014-2A ER 8.186%, 1/15/31 (l)§	500,000	443,681
Series 2015-2A ER 7.986%, 10/15/27 (l)§	500,000	480,641
Series 2017-1A D 6.199%, 4/18/29 (l)§	250,000	245,090
Series 2017-3A D 5.586%, 10/15/30 (l)§	500,000	467,886
Series 2018-1A D 5.243%, 7/15/30 (l)§	500,000	455,067
Series 2018-1A E 7.843%, 7/15/30 (l)§	500,000	438,802
Thunderbolt Aircraft Lease Ltd.,
Series 2017-A A 4.212%, 5/17/32 (e)§	832,890	845,784
Triton Container Finance V LLC,
Series 2018-1A A 3.950%, 3/20/43§	462,500	465,741
USQ Rail I LLC,
Series 2018-1 A1 3.783%, 4/25/48§	453,687	459,544
Vantage Data Centers Issuer LLC,
Series 2018-1A A2 4.072%, 2/16/43§	495,833	496,825
Vivint Solar Financing V LLC,
Series 2018-1A A 4.730%, 4/30/48§	998,587	1,024,367
Voya CLO Ltd.,
Series 2017-3A C 6.019%, 7/20/30 (l)§	500,000	480,859

Total Asset-Backed Securities		31,464,055

Collateralized Mortgage Obligations (16.8%)
Alternative Loan Trust,
Series 2005-69 A1 3.157%, 12/25/35 (l)	844,285	797,609
Series 2006-19CB A15 6.000%, 8/25/36	303,090	246,307
Banc of America Funding Trust,
Series 2005-6 1A8 6.000%, 10/25/35	407,885	382,986
Series 2007-5 3A1 6.000%, 7/25/37	2,973,139	2,614,752
CHL Mortgage Pass-Through Trust,
Series 2006-21 A2 6.000%, 2/25/37	3,616,825	3,077,548
Series 2006-J4 A5 6.250%, 9/25/36	536,225	406,972
Series 2007-14 A18 6.000%, 9/25/37	2,385,805	1,886,759
Series 2007-HY1 1A1 3.779%, 4/25/37 (l)	415,335	404,428
Series 2007-HY1 2A1 3.653%, 3/25/37 (l)	209,380	207,467
Citigroup Mortgage Loan Trust,
Series 2006-AR2 1A2 4.006%, 3/25/36 (l)	529,754	520,920
Series 2006-AR7 2A3A 4.290%, 11/25/36 (l)	1,260,290	1,178,900
CSMC Mortgage-Backed Trust,
Series 2006-5 3A1 6.500%, 6/25/36	5,611,157	2,515,804
FHLMC,
Series 3998 AZ 4.000%, 2/15/42	1,740,326	1,824,224
Series 4050 ND 2.500%, 9/15/41	2,626,905	2,531,839
Series 4076 QD 2.500%, 11/15/41	2,472,936	2,373,273
Series 4444 CZ 3.000%, 2/15/45	560,856	510,704
Series 4471 GA 3.000%, 2/15/44	653,552	646,399
Series 4483 CA 3.000%, 6/15/44	390,328	385,335
Series 4673 NT 3.500%, 9/15/43	2,550,908	2,565,165
Series 4745 EC 3.000%, 12/15/44	1,348,930	1,331,102
Series 4750 PA 3.000%, 7/15/46	1,886,886	1,845,486
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA3 A6 6.000%, 7/25/36	3,532,885	2,804,450
FNMA,
Series 2012-101 AP 2.000%, 8/25/40	2,863,458	2,764,795
Series 2013-18 CD 1.500%, 10/25/27	995,055	961,272
Series 2015-42 CA 3.000%, 3/25/44	1,096,679	1,085,638
Series 2015-80 CA 3.000%, 4/25/40	4,363,543	4,337,015
Series 2015-9 HA 3.000%, 1/25/45	431,322	430,988
Series 2018-38 LA 3.000%, 6/25/48	1,903,211	1,854,294
Series 2018-44 PZ 3.500%, 6/25/48	1,786,043	1,749,390
GreenPoint Mortgage Funding Trust,
Series 2007-AR2 1A3 2.746%, 4/25/47 (l)	5,030,685	4,598,107
RALI Trust,
Series 2007-QS8 A10 6.000%, 6/25/37	1,989,336	1,773,270
RFMSI Trust,
Series 2006-S6 A14 6.000%, 7/25/36	411,989	390,008
Seasoned Credit Risk Transfer Trust,
Series 2018-2 HV 3.000%, 11/25/57 (l)	2,455,921	2,366,134
SG Residential Mortgage Trust,
Series 2017-1 A1 3.709%, 4/25/47 (l)§	1,000,431	1,010,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Suntrust Alternative Loan Trust,
Series 2005-1F 2A8 6.000%, 12/25/35	$330,572	$324,343
Wells Fargo Alternative Loan Trust,
Series 2007-PA2 1A1 6.000%, 6/25/37	406,110	402,272
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR16 6A3 4.472%, 10/25/35 (l)	741,923	749,564

Total Collateralized Mortgage Obligations		55,856,293

Commercial Mortgage-Backed Securities (3.0%)
BBCMS Mortgage Trust,
Series 2017-C1 XA 1.513%, 2/15/50 IO (l)	988,268	88,981
CFCRE Commercial Mortgage Trust,
Series 2016-C3 XA 1.053%, 1/10/48 IO (l)	974,244	57,070
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 C 4.428%, 2/10/48 (l)	725,000	710,534
Series 2015-GC35 C 4.499%, 11/10/48 (l)	500,000	487,424
Series 2015-GC35 XA 0.873%, 11/10/48 IO (l)	832,010	32,766
Series 2016-P4 A4 2.902%, 7/10/49	89,000	84,397
Series 2016-P4 XA 1.995%, 7/10/49 IO (l)	760,997	80,467
Series 2016-P6 A5 3.720%, 12/10/49 (l)	73,000	73,001
COMM Mortgage Trust,
Series 2012-CR4 D 4.573%, 10/15/45 (l)§	128,000	64,286
Series 2013-CR10 XA 0.684%, 8/10/46 IO (l)	1,781,457	48,224
Series 2015-CR22 D 4.121%, 3/10/48 (l)§	140,000	126,516
Series 2015-CR23 D 4.252%, 5/10/48 (l)	140,000	123,011
Series 2015-CR26 B 4.483%, 10/10/48 (l)	100,000	102,386
Series 2015-CR26 XA 0.964%, 10/10/48 IO (l)	1,224,912	60,894
Series 2015-LC23 C 4.645%, 10/10/48 (l)	64,000	63,083
Series 2016-DC2 XA 1.038%, 2/10/49 IO (l)	973,480	53,341
Series 2016-GCT E 3.461%, 8/10/29 (l)§	180,000	173,689
Series 2018-HCLV C 4.155%, 9/15/33 (l)§	439,000	433,631
Commercial Mortgage Pass-Through Certificates,
Series 2016-CR28 C 4.646%, 2/10/49 (l)	73,000	71,488
CSAIL Commercial Mortgage Trust,
Series 2015-C1 XA 0.916%, 4/15/50 IO (l)	1,501,215	59,753
Series 2015-C2 AS 3.849%, 6/15/57 (l)	140,000	137,955
Series 2015-C4 C 4.581%, 11/15/48 (l)	64,000	62,790
DBCG Mortgage Trust,
Series 2017-BBG B 3.305%, 6/15/34 (l)§	350,000	344,415
FHLMC Multifamily Structured Pass-Through Certificates,
Series K050 A2 3.334%, 8/25/25 (l)	50,000	50,660
Series K722 X1 1.307%, 3/25/23 IO (l)	969,316	42,621
FNMA ACES,
Series 2016-M3 A2 2.702%, 2/25/26	67,000	64,847
GE Commercial Mortgage Corp. Trust,
Series 2007-C1 AM 5.606%, 12/10/49 (l)	14,319	13,349
GS Mortgage Securities Corp. II,
Series 2013-GC10 XA 1.518%, 2/10/46 IO (l)	1,271,127	64,458
GS Mortgage Securities Corp. Trust,
Series 2018-3PCK A 3.905%, 9/15/21 (l)§	878,000	873,093
GS Mortgage Securities Trust,
Series 2014-GC20 XA 1.065%, 4/10/47 IO (l)	1,339,446	52,808
Series 2014-GC26 D 4.510%, 11/10/47 (l)§	375,000	315,300
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 AM 5.372%, 5/15/47	40,530	40,477
Series 2007-LDPX AM 5.464%, 1/15/49 (l)	23,015	22,881
Series 2015-JP1 XA 1.121%, 1/15/49 IO (l)	976,682	43,445
Series 2016-JP2 B 3.460%, 8/15/49	28,000	26,610
Series 2016-JP2 C 3.792%, 8/15/49 (l)	22,000	20,605
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 XA 1.019%, 8/15/47 IO (l)	1,354,831	58,915
Series 2015-C27 D 3.843%, 2/15/48 (l)§	347,000	310,119
Series 2015-C28 C 4.221%, 10/15/48 (l)	400,000	383,615
Series 2015-C32 C 4.667%, 11/15/48 (l)	105,000	103,234
Series 2016-C1 C 4.738%, 3/15/49 (l)	66,000	65,652
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.689%, 6/15/49 IO (l)	983,849	75,198
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	400,000	384,341
LSTAR Commercial Mortgage Trust,
Series 2016-4 C 4.555%, 3/10/49 (l)§	72,000	64,360
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 C 4.000%, 12/15/47	125,000	118,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Series 2015-C20 C 4.462%, 2/15/48 (l)	$125,000	$123,486
Series 2015-C26 D 3.060%, 10/15/48§	57,000	47,783
Series 2016-C32 A4 3.720%, 12/15/49	76,000	76,523
Morgan Stanley Capital I Trust,
Series 2015-UBS8 XA 0.916%, 12/15/48 IO (l)	1,054,414	52,757
Series 2016-UB11 XA 1.643%, 8/15/49 IO (l)	961,534	80,629
MSCG Trust,
Series 2016-SNR C 5.205%, 11/15/34§	78,200	77,193
PFP Ltd.,
Series 2017-3 AS 3.755%, 1/14/35 (l)§	65,000	64,989
Series 2017-3 B 4.205%, 1/14/35 (l)§	37,000	36,535
Series 2017-3 C 4.955%, 1/14/35 (l)§	39,000	38,491
SG Commercial Mortgage Securities Trust,
Series 2016-C5 XA 2.000%, 10/10/48 IO (l)	631,083	63,327
UBS Commercial Mortgage Trust,
Series 2018-C13 XA 0.802%, 10/15/51 IO (l)	12,027,464	713,011
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5 D 4.763%, 10/15/45 (l)§	511,000	502,850
Series 2014-LC16 D 3.938%, 8/15/50§	150,000	120,963
Series 2015-C28 C 4.128%, 5/15/48 (l)	140,000	133,290
Series 2015-C30 XA 0.926%, 9/15/58 IO (l)	7,157,121	345,578
Series 2015-C31 C 4.607%, 11/15/48 (l)	105,000	102,341
Series 2015-C31 XA 1.067%, 11/15/48 IO (l)	1,211,707	67,185
Series 2015-LC22 C 4.543%, 9/15/58 (l)	50,000	49,059
Series 2015-P2 A4 3.809%, 12/15/48	66,000	66,939
Series 2015-P2 XA 1.007%, 12/15/48 IO (l)	982,526	46,748
Series 2016-C32 C 4.722%, 1/15/59 (l)	51,000	49,682
Series 2016-NXS6 XA 1.642%, 11/15/49 IO (l)	979,191	81,244
Series 2017-RC1 XA 1.546%, 1/15/60 IO (l)	1,210,159	105,023
WFRBS Commercial Mortgage Trust,
Series 2014-C21 XA 1.071%, 8/15/47 IO (l)	2,781,928	116,343

Total Commercial Mortgage-Backed Securities		9,897,023

Corporate Bonds (26.1%)
Communication Services (2.6%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc. 5.250%, 3/1/37	845,000	829,680
CCO Holdings LLC 5.750%, 2/15/26§	125,000	122,187
5.000%, 2/1/28§	140,000	128,800
Level 3 Financing, Inc. 5.375%, 1/15/24	275,000	261,057
SingTel Group Treasury Pte. Ltd. 4.500%, 9/8/21 (m)	588,000	605,231
Sprint Capital Corp. 6.875%, 11/15/28	65,000	61,347
Telesat Canada 8.875%, 11/15/24§	135,000	139,219

		2,147,521

Interactive Media & Services (0.0%)
Match Group, Inc. 5.000%, 12/15/27§	125,000	114,688

Media (0.8%)
Cengage Learning, Inc. 9.500%, 6/15/24§	145,000	98,600
Charter Communications Operating LLC
4.908%, 7/23/25	590,000	586,873
Comcast Corp. 3.700%, 4/15/24	420,000	421,441
CSC Holdings LLC 5.250%, 6/1/24	135,000	124,875
Gray Escrow, Inc. 7.000%, 5/15/27§	200,000	194,000
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28	285,000	282,932
5.400%, 10/1/48	285,000	266,763
Sirius XM Radio, Inc. 5.375%, 7/15/26§	120,000	113,100
VTR Finance BV
6.875%, 1/15/24§	180,000	179,775
6.875%, 1/15/24 (m)	461,000	460,424

		2,728,783

Wireless Telecommunication Services (1.1%)
America Movil SAB de CV 5.000%, 3/30/20	400,000	406,804
Bharti Airtel International Netherlands BV 5.125%, 3/11/23 (m)	700,000	691,757
Bharti Airtel Ltd. 4.375%, 6/10/25 (m)	400,000	361,878
C&W Senior Financing DAC
7.500%, 10/15/26§	300,000	289,688
6.875%, 9/15/27 (m)	900,000	825,750
Comunicaciones Celulares SA 6.875%, 2/6/24 (m)	200,000	204,250
Digicel Group Ltd. 7.125%, 4/1/22 (m)	250,000	110,972
Empresa Nacional de Telecomunicaciones SA
4.750%, 8/1/26 (m)	400,000	372,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Millicom International Cellular SA
6.625%, 10/15/26§	$200,000	$203,500
5.125%, 1/15/28 (m)	200,000	178,750
Sprint Corp. 7.125%, 6/15/24	130,000	128,744

		3,774,593

Total Communication Services		8,765,585

Consumer Discretionary (1.3%)
Automobiles (0.2%)
Ford Motor Co. 7.450%, 7/16/31	500,000	509,983
General Motors Co. (ICE LIBOR USD 3 Month + 0.80%), 3.389%, 8/7/20 (k)	65,000	64,337

		574,320

Hotels, Restaurants & Leisure (0.6%)
1011778 BC ULC 5.000%, 10/15/25§	270,000	247,388
Caesars Resort Collection LLC 5.250%, 10/15/25§	160,000	139,200
Eldorado Resorts, Inc.
6.000%, 4/1/25	190,000	183,749
6.000%, 9/15/26§	65,000	61,425
Gohl Capital Ltd. 4.250%, 1/24/27 (m)	400,000	377,386
Golden Nugget, Inc. 6.750%, 10/15/24§	150,000	141,375
Hilton Domestic Operating Co., Inc.
5.125%, 5/1/26§	285,000	273,358
Royal Caribbean Cruises Ltd.
3.700%, 3/15/28	310,000	285,261
Viking Cruises Ltd.
5.875%, 9/15/27§	185,000	172,975

		1,882,117

Household Durables (0.0%)
Tempur Sealy International, Inc. 5.500%, 6/15/26	184,000	165,830

Leisure Products (0.1%)
Hasbro, Inc. 3.500%, 9/15/27	305,000	282,372

Multiline Retail (0.4%)
Dollar Tree, Inc. 4.000%, 5/15/25	875,000	839,132
SACI Falabella 3.750%, 4/30/23 (m)	600,000	578,700

		1,417,832

Specialty Retail (0.0%)
PetSmart, Inc.
7.125%, 3/15/23§	135,000	78,975
5.875%, 6/1/25§	30,000	21,750

		100,725

Total Consumer Discretionary		4,423,196

Consumer Staples (2.0%)
Beverages (0.4%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46§	275,000	252,656
Coca-Cola Femsa SAB de CV 4.625%, 2/15/20	500,000	505,825
Embotelladora Andina SA 5.000%, 10/1/23 (m)(x)	413,000	420,021
Fomento Economico Mexicano SAB de CV
2.875%, 5/10/23	200,000	191,732

		1,370,234

Food & Staples Retailing (0.0%)
Albertsons Cos. LLC 5.750%, 3/15/25	130,000	113,750

Food Products (1.4%)
B&G Foods, Inc. 5.250%, 4/1/25	120,000	111,300
Grupo Bimbo SAB de CV 4.875%, 6/30/20 (m)(x)	500,000	508,970
JBS Investments GmbH
6.250%, 2/5/23 (m)	600,000	593,250
7.250%, 4/3/24 (m)	200,000	201,500
JBS Investments II GmbH 7.000%, 1/15/26 (x)§	200,000	195,890
JBS USA LUX SA 6.750%, 2/15/28§	205,000	199,366
MARB BondCo plc
7.000%, 3/15/24§	200,000	190,300
7.000%, 3/15/24 (m)(x)	200,000	189,250
6.875%, 1/19/25 (m)	400,000	371,000
Marfrig Holdings Europe BV 8.000%, 6/8/23§	200,000	200,000
Minerva Luxembourg SA 6.500%, 9/20/26 (m)(x)	400,000	371,500
5.875%, 1/19/28 (m)	600,000	519,750
Pilgrim’s Pride Corp. 5.750%, 3/15/25§	190,000	178,125
Post Holdings, Inc. 5.500%, 3/1/25§	180,000	172,854
Smithfield Foods, Inc. 4.250%, 2/1/27§	620,000	576,767

		4,579,822

Tobacco (0.2%)
BAT Capital Corp. (ICE LIBOR USD 3 Month + 0.88%), 3.496%, 8/15/22 (k)	395,000	397,396
Reynolds American, Inc. 4.000%, 6/12/22	195,000	194,998

		592,394

Total Consumer Staples		6,656,200

Energy (4.7%)
Energy Equipment & Services (0.2%)
Delek & Avner Tamar Bond Ltd.
5.082%, 12/30/23§	100,000	99,375
5.412%, 12/30/25§	160,000	159,000
Nabors Industries, Inc.
5.750%, 2/1/25	140,000	105,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Transocean, Inc.
7.250%, 11/1/25§	$155,000	$135,625
USA Compression Partners LP
6.875%, 4/1/26§	130,000	124,800

		624,500

Oil, Gas & Consumable Fuels (4.5%)
APT Pipelines Ltd. 4.250%, 7/15/27§	500,000	487,243
Bharat Petroleum Corp. Ltd. 4.625%, 10/25/22 (m)	200,000	201,399
BPRL International Singapore Pte. Ltd.
4.375%, 1/18/27 (m)	500,000	470,722
Canacol Energy Ltd.
7.250%, 5/3/25§	300,000	275,884
7.250%, 5/3/25 (m)	650,000	597,750
Canadian Natural Resources Ltd. 2.950%, 1/15/23	590,000	563,680
Cheniere Energy Partners LP 5.250%, 10/1/25	180,000	167,850
CNOOC Finance 2012 Ltd. 3.875%, 5/2/22 (m)	200,000	201,448
CNPC General Capital Ltd. 3.950%, 4/19/22 (m)	200,000	202,142
Continental Resources, Inc. 4.375%, 1/15/28	295,000	278,520
Cosan Overseas Ltd. 8.250%, 2/5/19 (m)(y)	300,000	300,750
Energy Transfer Operating LP 4.750%, 1/15/26	585,000	569,549
EP Energy LLC 7.750%, 5/15/26§	130,000	114,400
EQM Midstream Partners LP 4.750%, 7/15/23	580,000	576,660
Fermaca Enterprises S de RL de CV 6.375%, 3/30/38 (m)	270,536	270,536
Geopark Ltd. 6.500%, 9/21/24 (m)	600,000	555,000
GNL Quintero SA 4.634%, 7/31/29 (m)	450,000	432,000
Gran Tierra Energy International Holdings Ltd.
6.250%, 2/15/25 (m)	600,000	558,600
Gulfport Energy Corp. 6.375%, 5/15/25	185,000	163,725
Hilcorp Energy I LP 6.250%, 11/1/28§	125,000	110,000
Indian Oil Corp. Ltd.
5.625%, 8/2/21 (m)	200,000	207,999
5.750%, 8/1/23 (m)	900,000	944,905
Indigo Natural Resources LLC 6.875%, 2/15/26§	125,000	108,125
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	750,000	849,608
Marathon Petroleum Corp. 5.125%, 12/15/26§	270,000	274,435
ONGC Videsh Vankorneft Pte. Ltd. 3.750%, 7/27/26 (m)	700,000	648,785
Peabody Energy Corp. 6.000%, 3/31/22§	105,000	102,703
Petrobras Global Finance BV 5.750%, 2/1/29	950,000	878,750
QEP Resources, Inc. 5.625%, 3/1/26 (x)	135,000	112,050
Raizen Fuels Finance SA 5.300%, 1/20/27 (m)	200,000	193,250
Reliance Holding USA, Inc. 5.400%, 2/14/22 (m)	400,000	413,843
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	590,000	597,285
Sinopec Group Overseas Development 2016 Ltd.
2.750%, 5/3/21 (m)(x)	300,000	295,229
2.750%, 9/29/26 (m)	700,000	636,444
Sunoco LP 5.500%, 2/15/26	135,000	127,912
TransCanada PipeLines Ltd. 4.250%, 5/15/28	500,000	493,583
Transportadora de Gas del Peru SA 4.250%, 4/30/28 (m)	200,000	192,500
YPF SA 8.500%, 7/28/25 (m)	600,000	534,000
6.950%, 7/21/27 (m)	350,000	283,500

		14,992,764

Total Energy		15,617,264

Financials (6.5%)
Banks (3.4%)
Banco Bilbao Vizcaya Argentaria Colombia SA
4.875%, 4/21/25 (m)(x)	300,000	291,675
Banco BTG Pactual SA 5.500%, 1/31/23 (m)	400,000	388,550
Banco de Bogota SA 6.250%, 5/12/26 (m)(x)	200,000	201,150
Banco de Credito e Inversiones SA 4.000%, 2/11/23 (m)	200,000	197,000
Banco de Reservas de la Republica Dominicana
7.000%, 2/1/23§	200,000	199,187
7.000%, 2/1/23 (m)	200,000	199,187
Banco del Estado de Chile
2.668%, 1/8/21 (m)	500,000	486,875
Banco Internacional del Peru SAA 5.750%, 10/7/20 (m)	300,000	309,000
Banco Macro SA (USD Swap Semi 5 Year + 5.46%), 6.750%, 11/4/26 (k)(m)	650,000	523,250
Banco Santander Chile 3.875%, 9/20/22 (m)	150,000	148,125
Bancolombia SA 6.125%, 7/26/20	200,000	205,359
Bank of Montreal (USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	235,000	217,252
BBVA Banco Continental SA 5.000%, 8/26/22 (m)	100,000	101,500
BDO Unibank, Inc.
2.625%, 10/24/21 (m)	150,000	144,000
2.950%, 3/6/23 (m)	1,250,000	1,183,845
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.10%), 3.740%, 5/17/24 (k)	575,000	565,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Global Bank Corp.
5.125%, 10/30/19 (m)	$500,000	$504,250
4.500%, 10/20/21 (m)	600,000	582,000
Grupo Aval Ltd.
4.750%, 9/26/22 (m)	300,000	280,425
Industrial Senior Trust
5.500%, 11/1/22 (m)	100,000	97,050
Malayan Banking Bhd. (USD Swap Semi 5 Year + 2.54%),
3.905%, 10/29/26 (k)(m)	1,000,000	990,485
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 3.478%, 3/2/23 (k)	855,000	840,882
Oversea-Chinese Banking Corp. Ltd. (USD Swap Semi 5 Year + 2.20%),
4.000%, 10/15/24 (k)(m)	500,000	501,427
Royal Bank of Scotland Group plc (ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)	560,000	537,049
Santander Holdings USA, Inc. 3.400%, 1/18/23	595,000	572,473
Union Bank of the Philippines 3.369%, 11/29/22 (m)	500,000	474,875
United Overseas Bank Ltd. (USD Swap Semi 5 Year + 2.24%),
3.500%, 9/16/26 (k)(m)	600,000	594,165

		11,336,313

Capital Markets (0.6%)
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	500,000	503,750
Morgan Stanley (ICE LIBOR USD 3 Month + 0.85%),
3.737%, 4/24/24 (k)	600,000	595,393
SURA Asset Management SA 4.875%, 4/17/24 (m)	200,000	197,250
Temasek Financial I Ltd. 2.375%, 1/23/23 (m)	800,000	773,862

		2,070,255

Consumer Finance (1.0%)
Ally Financial, Inc. 4.125%, 3/30/20	570,000	563,562
Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.72%), 3.240%, 1/30/23 (k)	290,000	282,261
Discover Financial Services 4.100%, 2/9/27	620,000	576,898
General Motors Financial Co., Inc. (ICE LIBOR USD 3 Month + 0.99%), 3.398%, 1/5/23 (k)	550,000	524,425
Synchrony Financial 3.950%, 12/1/27	780,000	656,521
Unifin Financiera SAB de CV 7.375%, 2/12/26 (m)	700,000	596,564

		3,200,231

Diversified Financial Services (1.0%)
ASP AMC Merger Sub, Inc. 8.000%, 5/15/25§	135,000	70,875
CK Hutchison International 17 II Ltd.
2.750%, 3/29/23 (m)	400,000	385,648
CK Hutchison International 17 Ltd. 2.875%, 4/5/22§	200,000	196,441
Fondo MIVIVIENDA SA
3.500%, 1/31/23§	150,000	143,812
3.500%, 1/31/23 (m)	150,000	143,813
Interoceanica IV Finance Ltd. (Zero Coupon), 11/30/25 (m)	357,566	302,143
Petronas Capital Ltd. 3.500%, 3/18/25 (m)	300,000	293,715
Refinitiv US Holdings, Inc. 6.250%, 5/15/26§	145,000	139,019
SPARC EM SPC Panama Metro Line 2 SP
(Zero Coupon), 12/5/22§	854,163	774,405
(Zero Coupon), 12/5/22 (m)	427,082	387,203
Tempo Acquisition LLC 6.750%, 6/1/25§	120,000	111,000
Verscend Escrow Corp. 9.750%, 8/15/26§	175,000	164,500

		3,112,574

Insurance (0.5%)
Alliant Holdings Intermediate LLC 8.250%, 8/1/23§	200,000	199,208
Athene Global Funding 3.000%, 7/1/22§	590,000	577,077
Liberty Mutual Group, Inc. 6.500%, 5/1/42§	230,000	276,129
NFP Corp. 6.875%, 7/15/25§	180,000	161,550
Willis North America, Inc. 4.500%, 9/15/28	575,000	564,282

		1,778,246

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc. 8.125%, 7/15/23§	115,000	112,729

Total Financials		21,610,348

Health Care (1.1%)
Biotechnology (0.1%)
AbbVie, Inc. 4.700%, 5/14/45	296,000	269,767

Health Care Equipment & Supplies (0.3%)
Avantor, Inc. 9.000%, 10/1/25§	200,000	200,000
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	865,000	855,500

		1,055,500

Health Care Providers & Services (0.6%)
Centene Corp.
4.750%, 1/15/25	235,000	223,250
5.375%, 6/1/26§	25,000	24,445
Cigna Corp. (ICE LIBOR USD 3 Month + 0.89%), 3.326%, 7/15/23 (k)§	860,000	845,264
CVS Health Corp. 5.050%, 3/25/48	295,000	287,302

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
HCA, Inc. 5.375%, 9/1/26	$255,000	$245,996
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	115,000	107,237
WellCare Health Plans, Inc. 5.375%, 8/15/26§	165,000	158,813

		1,892,307

Pharmaceuticals (0.1%)
Bausch Health Cos., Inc. 7.000%, 3/15/24§	110,000	110,825
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 7/21/23	315,000	270,113
Valeant Pharmaceuticals International, Inc.
9.250%, 4/1/26§	110,000	110,275

		491,213

Total Health Care		3,708,787

Industrials (2.2%)
Aerospace & Defense (0.2%)
Lockheed Martin Corp. 4.700%, 5/15/46	555,000	578,673
TransDigm, Inc. 6.375%, 6/15/26	120,000	111,750

		690,423

Airlines (0.3%)
Delta Air Lines, Inc. 3.625%, 3/15/22	610,000	595,841
Guanay Finance Ltd. 6.000%, 12/15/20 (m)	109,007	109,018
Latam Finance Ltd. 6.875%, 4/11/24 (m)(x)	400,000	394,500

		1,099,359

Building Products (0.2%)
Builders FirstSource, Inc. 5.625%, 9/1/24§	190,000	176,225
Owens Corning 4.400%, 1/30/48	355,000	268,545
Votorantim Cimentos International SA
7.250%, 4/5/41 (m)	200,000	204,213

		648,983

Commercial Services & Supplies (0.2%)
Aramark Services, Inc. 5.000%, 4/1/25§	175,000	171,062
Garda World Security Corp. 8.750%, 5/15/25§	155,000	141,050
Prime Security Services Borrower LLC
9.250%, 5/15/23§	180,000	185,634
Tervita Escrow Corp. 7.625%, 12/1/21§	175,000	166,688

		664,434

Construction & Engineering (0.1%)
Mexico City Airport Trust 4.250%, 10/31/26§	250,000	223,750

Industrial Conglomerates (0.1%)
Roper Technologies, Inc. 4.200%, 9/15/28	290,000	286,915

Road & Rail (0.4%)
Avolon Holdings Funding Ltd. 5.125%, 10/1/23§	233,000	223,243
CSX Corp. 3.800%, 11/1/46	330,000	291,180
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	600,000	587,790

		1,102,213

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.250%, 3/1/25	405,000	373,724
Beacon Roofing Supply, Inc. 4.875%, 11/1/25 (x)§	200,000	176,000
United Rentals North America, Inc. 6.500%, 12/15/26	140,000	137,900

		687,624

Transportation Infrastructure (0.5%)
Adani Ports & Special Economic Zone Ltd.
3.950%, 1/19/22 (m)	400,000	394,554
4.000%, 7/30/27§	250,000	222,539
ENA Norte Trust
4.950%, 4/25/23 (m)	466,022	465,698
Korea Expressway Corp. (ICE LIBOR USD 3 Month + 0.70%), 3.169%, 4/20/20 (k)§	250,000	249,997
Sydney Airport Finance Co. Pty. Ltd.
3.375%, 4/30/25§	225,000	211,238
3.625%, 4/28/26§	225,000	212,824

		1,756,850

Total Industrials		7,160,551

Information Technology (0.7%)
Communications Equipment (0.1%)
Axiata SPV2 Bhd.
Series 2 3.466%, 11/19/20 (m)	400,000	398,419

Electronic Equipment, Instruments & Components (0.2%)
Arrow Electronics, Inc. 3.875%, 1/12/28	605,000	553,929

IT Services (0.0%)
GTT Communications, Inc. 7.875%, 12/31/24 (x)§	190,000	164,350

Semiconductors & Semiconductor Equipment (0.2%)
Microchip Technology, Inc. 4.333%, 6/1/23§	575,000	559,216

Software (0.2%)
Genesys Telecommunications Laboratories, Inc.
10.000%, 11/30/24§	160,000	167,600
Informatica LLC 7.125%, 7/15/23§	180,000	175,302
Solera LLC 10.500%, 3/1/24§	55,000	58,575

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Sophia LP 9.000%, 9/30/23§	$224,000	$224,000

		625,477

Total Information Technology		2,301,391

Materials (1.4%)
Chemicals (0.5%)
Ashland LLC 4.750%, 8/15/22 (e)	115,000	113,131
Braskem Finance Ltd. 6.450%, 2/3/24	200,000	210,500
Grupo Idesa SA de CV 7.875%, 12/18/20 (m)	200,000	138,000
Hexion, Inc.
6.625%, 4/15/20	65,000	51,838
10.375%, 2/1/22§	70,000	55,081
Mosaic Co. (The)
4.050%, 11/15/27	630,000	599,041
UPL Corp. Ltd. 3.250%, 10/13/21 (m)	600,000	582,044

		1,749,635

Construction Materials (0.2%)
Inversiones CMPC SA 4.500%, 4/25/22 (m)	500,000	501,738

Containers & Packaging (0.2%)
Crown Americas LLC 4.750%, 2/1/26 (x)§	240,000	228,300
Flex Acquisition Co., Inc. 6.875%, 1/15/25§	155,000	137,756
WRKCo, Inc. 3.750%, 3/15/25§	300,000	291,170

		657,226

Metals & Mining (0.5%)
Fresnillo plc 5.500%, 11/13/23 (m)	700,000	711,375
Nexa Resources SA 5.375%, 5/4/27 (m)(x)	200,000	193,500
SunCoke Energy Partners LP 7.500%, 6/15/25§	175,000	164,937
Vedanta Resources plc 6.125%, 8/9/24 (m)(x)	800,000	663,000

		1,732,812

Total Materials		4,641,411

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT) 3.375%, 10/15/26	300,000	279,409
Crown Castle International Corp. (REIT)
3.700%, 6/15/26	300,000	284,682
3.650%, 9/1/27	555,000	516,896
3.800%, 2/15/28	85,000	79,743
Digital Realty Trust LP (REIT) 3.700%, 8/15/27	300,000	282,620
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	180,000	168,750
GLP Capital LP (REIT)
5.750%, 6/1/28	165,000	166,869
5.300%, 1/15/29	110,000	107,630
MPT Operating Partnership LP (REIT)
5.250%, 8/1/26	235,000	222,795
Welltower, Inc. (REIT) 3.950%, 9/1/23	290,000	290,783

		2,400,177

Real Estate Management & Development (0.2%)
Celulosa Arauco y Constitucion SA 4.750%, 1/11/22	500,000	505,748

Total Real Estate		2,905,925

Utilities (2.7%)
Electric Utilities (2.0%)
AES Andres BV 7.950%, 5/11/26 (m)(x)	700,000	706,444
Celeo Redes Operacion Chile SA 5.200%, 6/22/47§	245,776	231,029
Duke Energy Corp. 3.150%, 8/15/27	300,000	279,123
Duquesne Light Holdings, Inc. 3.616%, 8/1/27§	345,000	323,544
Edison International 4.125%, 3/15/28	135,000	128,039
Empresa Electrica Guacolda SA 4.560%, 4/30/25 (m)	500,000	442,481
Energuate Trust 5.875%, 5/3/27 (m)	200,000	184,500
Engie Energia Chile SA 5.625%, 1/15/21 (m)	300,000	307,396
Inkia Energy Ltd. 5.875%, 11/9/27 (m)	400,000	370,000
ITC Holdings Corp. 3.250%, 6/30/26	600,000	571,591
Metropolitan Edison Co. 4.000%, 4/15/25§	500,000	509,717
Mexico Generadora de Energia S de rl
5.500%, 12/6/32 (m)	516,420	491,890
Pampa Energia SA 7.500%, 1/24/27 (m)	900,000	752,625
Southern Co. (The) 1.850%, 7/1/19	835,000	829,729
Virginia Electric & Power Co.
Series A 3.500%, 3/15/27	300,000	296,931
Vistra Operations Co. LLC 5.500%, 9/1/26§	175,000	168,875

		6,593,914

Independent Power and Renewable Electricity Producers (0.5%)
Cometa Energia SA de CV 6.375%, 4/24/35 (m)	1,184,400	1,101,492
Emirates Semb Corp. Water & Power Co. PJSC
4.450%, 8/1/35§	500,000	465,000
Empresa Electrica Angamos SA 4.875%, 5/25/29 (m)	182,600	174,402

		1,740,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Multi-Utilities (0.2%)
Ameren Corp. 3.650%, 2/15/26	$550,000	$536,401
DTE Energy Co. 2.850%, 10/1/26	300,000	275,409

		811,810

Total Utilities		9,146,618

Total Corporate Bonds		86,937,276

Foreign Government Securities (2.2%)
Banco Latinoamericano de Comercio Exterior SA
3.250%, 5/7/20 (m)	200,000	197,500
Export-Import Bank of India 4.000%, 1/14/23 (m)	300,000	297,988
Malaysia Sovereign Sukuk Bhd. 3.043%, 4/22/25 (m)	800,000	776,270
Perusahaan Penerbit SBSN Indonesia III
4.150%, 3/29/27§	400,000	383,500
4.150%, 3/29/27 (m)	200,000	191,750
Provincia de Buenos Aires 7.875%, 6/15/27 (m)	800,000	575,060
Republic of Argentina
6.875%, 1/26/27	900,000	684,000
5.875%, 1/11/28	300,000	214,875
Republic of Chile
2.250%, 10/30/22	300,000	288,675
3.125%, 3/27/25	200,000	193,950
3.125%, 1/21/26 (x)	400,000	387,000
Republic of Costa Rica 9.995%, 8/1/20 (m)	200,000	205,773
Republic of Indonesia 4.875%, 5/5/21 (m)	500,000	510,588
Republic of Panama 4.000%, 9/22/24	300,000	302,475
Republic of Philippines 4.200%, 1/21/24	1,000,000	1,027,715
State of Israel 2.875%, 3/16/26	400,000	385,200
United Mexican States 3.750%, 1/11/28	780,000	728,715

Total Foreign Government Securities		7,351,034

Mortgage-Backed Securities (4.8%)
FHLMC
2.500%, 1/1/43	634,263	603,095
3.000%, 7/1/45	716,774	701,375
3.000%, 8/1/45	1,093,606	1,070,110
3.000%, 4/1/47	2,691,046	2,626,503
4.000%, 4/1/47	2,484,203	2,536,022
4.000%, 10/1/48	1,974,211	2,013,001
FNMA
3.000%, 4/1/45	947,627	925,158
3.000%, 9/1/46	2,154,249	2,103,843
3.500%, 12/1/46	3,453,624	3,456,997

Total Mortgage-Backed Securities		16,036,104

Municipal Bonds (0.1%)
Missouri Highways and Transportation Commission Third Lien State Road Bonds Consisting of Tax Exempt Third Lien State Road Bonds Series 2009C 5.063%, 5/1/24	110,000	119,998
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	150,000	214,882

Total Municipal Bonds		334,880

U.S. Treasury Obligations (31.8%)
U.S. Treasury Bonds
2.750%, 11/15/42	395,000	377,565
3.125%, 2/15/43	2,690,000	2,743,590
3.625%, 8/15/43	2,770,000	3,065,467
3.750%, 11/15/43	2,810,000	3,172,958
2.750%, 8/15/47	3,000,000	2,841,328
2.750%, 11/15/47	2,170,000	2,053,928
3.000%, 8/15/48	1,260,000	1,254,225
U.S. Treasury Notes
1.125%, 1/31/19	340,000	339,604
1.375%, 2/15/20	3,450,000	3,402,338
2.125%, 8/31/20	3,510,000	3,486,394
2.000%, 9/30/20	3,050,000	3,022,955
1.750%, 10/31/20	3,440,000	3,392,812
1.625%, 11/30/20	2,335,000	2,296,479
1.125%, 2/28/21	3,900,000	3,787,976
2.000%, 5/31/21	3,750,000	3,708,350
2.750%, 8/15/21	3,640,000	3,664,456
2.750%, 9/15/21	3,680,000	3,705,300
1.875%, 1/31/22	590,000	579,475
2.625%, 2/28/23	3,140,000	3,156,190
2.500%, 3/31/23	3,750,000	3,750,586
2.750%, 4/30/23	3,680,000	3,718,142
1.250%, 7/31/23	9,000,000	8,512,500
1.875%, 8/31/24	3,860,000	3,726,156
2.125%, 9/30/24	3,870,000	3,782,068
2.250%, 10/31/24	4,545,000	4,469,605
3.000%, 9/30/25	2,490,000	2,553,904
2.250%, 2/15/27	18,000,000	17,480,390
2.250%, 8/15/27	4,230,000	4,093,792
2.250%, 11/15/27	3,610,000	3,487,176

Total U.S. Treasury Obligations		105,625,709

Total Long-Term Debt Securities (94.3%) (Cost $321,051,717)		313,502,374

	Number of Shares	Value (Note 1)
INVESTMENT COMPANY:
Fixed Income (3.9%)
DoubleLine Floating Rate Fund‡
Total Investment Company(3.9%) (Cost $13,583,622)	1,366,315	12,939,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $200,103, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $210,857. (xx)	$200,000	$200,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $471,576, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $481,008. (xx)	471,500	471,500
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $600,097, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $612,157. (xx)	600,000	600,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,000,328, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		3,271,500

U.S. Treasury Obligations (0.3%)
U.S. Treasury Bills 2.31%, 3/7/19 (p)	880,000	876,296

Total Short-Term Investments (1.3%) (Cost $4,147,955)		4,147,796

Total Investments in Securities (99.5%) (Cost $338,783,294)		330,589,175
Other Assets Less Liabilities (0.5%)		1,789,664

Net Assets (100%)		$332,378,839

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $50,773,756 or 15.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $39,908,641 or 12.0% of net assets.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $3,234,708. This was collateralized by $45,375 of various U.S. Government Treasury Securities, ranging from 1.250% - 3.000%, maturing 6/30/19 - 2/15/48 and by cash of $3,271,500 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.

Glossary:

CLO	— Collateralized Loan Obligation
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Country Diversification As a Percentage of Total Net Assets
Argentina	1.1%
Australia	0.3
Belgium	0.1
Brazil	1.2
Canada	0.8
Cayman Islands	5.4
Chile	2.0
China	0.4
Colombia	0.9
Costa Rica	0.1
Dominican Republic	0.3
Guatemala	0.1
Hong Kong	0.2
India	1.8
Indonesia	0.3
Ireland	0.5
Israel	0.4
Jamaica	0.0 #
Japan	0.3
Malaysia	0.9
Mexico	1.8
Panama	0.6
Peru	0.5
Philippines	0.9
Singapore	0.7
South Korea	0.1
United Arab Emirates	0.1
United Kingdom	0.3
United States	77.4
Cash and Other	0.5

100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
DoubleLine Floating Rate Fund	1,366,315	7,064,003	6,500,000	—	—	(624,998)	12,939,005	534,682	—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$31,464,055	$—	$31,464,055
Collateralized Mortgage Obligations	—	55,856,293	—	55,856,293
Commercial Mortgage-Backed Securities	—	9,897,023	—	9,897,023
Corporate Bonds
Communication Services	—	8,765,585	—	8,765,585
Consumer Discretionary	—	4,423,196	—	4,423,196
Consumer Staples	—	6,656,200	—	6,656,200
Energy	—	15,617,264	—	15,617,264
Financials	—	21,610,348	—	21,610,348
Health Care	—	3,708,787	—	3,708,787
Industrials	—	7,160,551	—	7,160,551
Information Technology	—	2,301,391	—	2,301,391
Materials	—	4,641,411	—	4,641,411
Real Estate	—	2,905,925	—	2,905,925
Utilities	—	9,146,618	—	9,146,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Foreign Government Securities	$—	$7,351,034	$—	$7,351,034
Investment Company	12,939,005	—	—	12,939,005
Mortgage-Backed Securities	—	16,036,104	—	16,036,104
Municipal Bonds	—	334,880	—	334,880
Short-Term Investments
Repurchase Agreements	—	3,271,500	—	3,271,500
U.S. Treasury Obligations	—	876,296	—	876,296
U.S. Treasury Obligations	—	105,625,709	—	105,625,709

Total Assets	$12,939,005	$317,650,170	$—	$330,589,175

Total Liabilities	$—	$—	$—	$—

Total	$12,939,005	$317,650,170	$—	$330,589,175

(a)	A security with a market value of $449,819 transferred from Level 3 to Level 2 at the end of the period due to active trading.

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$129,719,951
Long-term U.S. government debt securities	127,355,872

$257,075,823

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$75,798,088
Long-term U.S. government debt securities	120,624,757

$196,422,845

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,736,171
Aggregate gross unrealized depreciation	(9,965,589)

Net unrealized depreciation	$(8,229,418)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$338,818,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $13,583,622)	$12,939,005
Unaffiliated Issuers (Cost $321,928,172)	314,378,670
Repurchase Agreements (Cost $3,271,500)	3,271,500
Cash	3,037,944
Dividends, interest and other receivables	2,613,936
Receivable for Portfolio shares sold	60,623
Receivable for securities sold	14,739
Securities lending income receivable	1,285
Other assets	1,471

Total assets	336,319,173

LIABILITIES
Payable for return of collateral on securities loaned	3,271,500
Payable for securities purchased	193,000
Investment management fees payable	162,358
Payable for Portfolio shares redeemed	154,429
Administrative fees payable	27,148
Distribution fees payable – Class IB	7,258
Trustees’ fees payable	1,314
Accrued expenses	123,327

Total liabilities	3,940,334

NET ASSETS	$332,378,839

Net assets were comprised of:
Paid in capital	$344,932,807
Total distributable earnings (loss)	(12,553,968)

Net assets	$332,378,839

Class IB
Net asset value, offering and redemption price per share, $34,500,043 / 3,577,156 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.64

Class K
Net asset value, offering and redemption price per share, $297,878,796 / 30,883,759 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.65

(x)	Includes value of securities on loan of $3,234,708.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$11,748,319
Dividends ($534,682 of dividend income received from affiliates)	605,380
Securities lending (net)	17,853

Total income	12,371,552

EXPENSES
Investment management fees	1,997,726
Administrative fees	323,376
Distribution fees – Class IB	78,340
Professional fees	64,813
Printing and mailing expenses	39,599
Custodian fees	29,000
Trustees’ fees	8,254
Miscellaneous	35,426

Gross expenses	2,576,534
Less: Waiver from investment manager	(56,724)

Net expenses	2,519,810

NET INVESTMENT INCOME (LOSS)	9,851,742

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(3,494,323)
Net change in unrealized appreciation (depreciation) on investments in securities ($(624,998) of change in unrealized appreciation (depreciation) from affiliates)	(8,447,560)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,941,883)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,090,141)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,851,742	$4,670,279
Net realized gain (loss)	(3,494,323)	833,796
Net change in unrealized appreciation (depreciation)	(8,447,560)	1,227,811

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,090,141)	6,731,886

Distributions to shareholders: (a)
Class IB	(1,007,603)	(453,421)
Class K	(9,524,445)	(5,099,746)

Total distributions to shareholders	(10,532,048)	(5,553,167)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,077,975 and 1,202,786 shares, respectively ]	10,659,882	12,090,887
Capital shares issued in connection with merger (Note 8) [ 0 and 930,000 shares, respectively ]	—	9,338,628
Capital shares issued in reinvestment of dividends and distributions [ 104,921 and 45,109 shares, respectively ]	1,007,603	453,421
Capital shares repurchased [ (432,653) and (400,957) shares, respectively ]	(4,274,076)	(4,042,316)

Total Class IB transactions	7,393,409	17,840,620

Class K
Capital shares sold [ 6,443,174 and 26,045,556 shares, respectively ]	63,931,559	262,249,655
Capital shares issued in reinvestment of dividends and distributions [ 991,819 and 507,415 shares, respectively ]	9,524,445	5,099,746
Capital shares repurchased [ (3,578,014) and (5,736,894) shares, respectively ]	(35,423,797)	(58,047,200)

Total Class K transactions	38,032,207	209,302,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	45,425,616	227,142,821

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,803,427	228,321,540
NET ASSETS:
Beginning of year	299,575,412	71,253,872

End of year (b)	$332,378,839	$299,575,412

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $429,916 and $4,869,845 for Classes IB and K, respectively; and dividends from net realized capital gains of $23,505 and $229,901 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $35,479 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015* to December 31, 2015
Class IB	2018		2017	2016
Net asset value, beginning of period	$10.03		$9.81	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27		0.23	0.25	0.17
Net realized and unrealized gain (loss)	(0.37)		0.16	0.21	(0.39)

Total from investment operations	(0.10)		0.39	0.46	(0.22)

Less distributions:
Dividends from net investment income	(0.29)		(0.16)	(0.26)	(0.17)
Distributions from net realized gains	—		(0.01)	—	—

Total dividends and distributions	(0.29)		(0.17)	(0.26)	(0.17)

Net asset value, end of period	$9.64		$10.03	$9.81	$9.61

Total return (b)	(0.96)%		3.93%	4.83%	(2.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,500		$28,366	$10,304	$2,364
Ratio of expenses to average net assets:
After waivers (a)(f)	0.98	%(j)	1.04%	1.06%	1.08%
Before waivers (a)(f)	1.00%		1.07%	1.11%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.74%		2.23%	2.52%	2.54	%(l)
Before waivers (a)(f)	2.73%		2.20%	2.47%	2.36	%(l)
Portfolio turnover rate^	62%		120%	76%	79	%(z)

	Year Ended December 31,				May 1, 2015* to December 31, 2015
Class K	2018		2017	2016
Net asset value, beginning of period	$10.03		$9.81	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30		0.25	0.28	0.18
Net realized and unrealized gain (loss)	(0.36)		0.16	0.21	(0.38)

Total from investment operations	(0.06)		0.41	0.49	(0.20)

Less distributions:
Dividends from net investment income	(0.32)		(0.18)	(0.29)	(0.19)
Distributions from net realized gains	—		(0.01)	—	—

Total dividends and distributions	(0.32)		(0.19)	(0.29)	(0.19)

Net asset value, end of period	$9.65		$10.03	$9.81	$9.61

Total return (b)	(0.61)%		4.19%	5.10%	(2.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$297,879		$271,210	$60,950	$57,967
Ratio of expenses to average net assets:
After waivers (a)(f)	0.73	%(j)	0.79%	0.82%	0.84%
Before waivers (a)(f)	0.75%		0.82%	0.88%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.98%		2.49%	2.84%	2.67	%(l)
Before waivers (a)(f)	2.96%		2.45%	2.78%	2.47	%(l)
Portfolio turnover rate^	62%		120%	76%	79	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB and 0.76% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Barrow, Hanley, Mewhinney & Strauss, Inc. (Effective January 26, 2018, Barrow, Hanley, Mewhinney & Strauss, Inc. replaced Boston Advisors, LLC as a sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(11.69)%	4.31%	9.51%
Portfolio – Class IB Shares	(11.62)	4.30	9.44
Portfolio – Class K Shares*	(11.45)	4.57	10.80
Russell 1000® Value Index	(8.27)	5.95	11.18

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (11.62)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned (8.27)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Financials was the Portfolio’s largest contributor to relative performance as security selection positively impacted performance.

•

The second largest contributor to the Portfolio’s performance, relative to the benchmark, was performance of security selection in energy, however, an overweight allocation in the struggling sector diminished some of the positive effect.

•	Leading relative contributors were XL Group [sold], Entergy, ConocoPhillips, Pfizer and Exelon.

What hurt performance during the year:

•	Performance of security selection along with a relative overweight allocation in industrials and consumer staples were the largest detractors for the period.

•	Relative performance of security selection in the information technology and consumer discretionary sectors also diminished overall performance.

•	Leading relative detractors for the period were Schlumberger NV, General Electric, Adient, State Street and Philip Morris International.

Portfolio Positioning and Outlook

As we begin the new year, there is distress in virtually every asset class on the investment landscape, perhaps with the exception of U.S. Treasury bonds. Equity markets in the U.S. have lagged the rest of the world, which is unusual in a period of such market stress. This is due to ongoing concerns that U.S. government policy errors will worsen throughout 2019 — fears of the Federal Reserve tightening too far and accelerating trade wars are at the top of the list. Other worries include the flat yield curve, political unrest, and the uncertainty from sharply lower oil prices. However, as investors fret over the market impact of lower oil prices, consumers reap the benefits and may help buoy the economy.

These mixed signals and this long list of worries do have a substantial benefit for long-term investors: there has been a significant reset of valuations and expectations. Sentiment and expectations are decidedly negative relative to last year, or even three months ago. As the past quarter has shown, high expectations and optimism often predict subpar returns, while a wall of worries often produces returns that exceed low expectations.

Sentiment and returns for equity markets can shift rapidly — and so can investors’ preference for growth or value styles of investing. After many quarters and years of growth’s dominance, the year ended with better performance from value stocks, as the value benchmark outperformed the growth benchmark by more than 8% from the end of the third quarter through late November.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	20.8%
Energy	14.4
Industrials	13.4
Health Care	12.4
Utilities	10.6
Consumer Staples	7.1
Information Technology	6.2
Materials	5.7
Communication Services	4.1
Real Estate	2.8
Consumer Discretionary	2.2
Cash and Other	0.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$905.40	$4.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.29	4.97
Class IB
Actual	1,000.00	906.00	4.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.29	4.97
Class K
Actual	1,000.00	906.30	3.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.70

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.1%)
Diversified Telecommunication Services (4.1%)
AT&T, Inc.	378,029	$10,788,948
Verizon Communications, Inc.	188,700	10,608,714

Total Communication Services		21,397,662

Consumer Discretionary (2.2%)
Auto Components (0.1%)
Adient plc	25,872	389,632

Household Durables (1.0%)
Whirlpool Corp.	51,552	5,509,362

Specialty Retail (1.1%)
Lowe’s Cos., Inc.	59,779	5,521,189

Total Consumer Discretionary		11,420,183

Consumer Staples (7.1%)
Food & Staples Retailing (1.7%)
Walmart, Inc.	92,913	8,654,846

Food Products (1.1%)
Tyson Foods, Inc., Class A	109,100	5,825,940

Tobacco (4.3%)
Altria Group, Inc.	226,997	11,211,382
Philip Morris International, Inc.	171,300	11,435,988

		22,647,370

Total Consumer Staples		37,128,156

Energy (14.4%)
Energy Equipment & Services (2.3%)
Schlumberger Ltd.	323,726	11,680,034

Oil, Gas & Consumable Fuels (12.1%)
BP plc (ADR)	217,341	8,241,570
Chevron Corp.	119,691	13,021,184
ConocoPhillips	253,083	15,779,725
Occidental Petroleum Corp.	161,131	9,890,221
Phillips 66	187,520	16,154,848

		63,087,548

Total Energy		74,767,582

Financials (20.8%)
Banks (13.0%)
Bank of America Corp.	637,308	15,703,269
JPMorgan Chase & Co.	183,210	17,884,960
US Bancorp	363,769	16,624,243
Wells Fargo & Co.	380,107	17,515,331

		67,727,803

Capital Markets (2.9%)
State Street Corp.	236,342	14,906,090

Consumer Finance (2.8%)
American Express Co.	153,691	14,649,826

Insurance (2.1%)
Loews Corp.	239,005	10,879,508

Total Financials		108,163,227

Health Care (12.4%)
Health Care Providers & Services (4.5%)
Cardinal Health, Inc.	152,889	6,818,849
CVS Health Corp.	252,663	16,554,480

		23,373,329

Pharmaceuticals (7.9%)
Johnson & Johnson	97,230	12,547,532
Pfizer, Inc.	374,066	16,327,981
Sanofi (ADR)	285,306	12,385,133

		41,260,646

Total Health Care		64,633,975

Industrials (13.4%)
Aerospace & Defense (2.9%)
United Technologies Corp.	142,300	15,152,104

Airlines (2.0%)
Southwest Airlines Co.	216,406	10,058,551

Building Products (2.9%)
Johnson Controls International plc	509,690	15,112,308

Industrial Conglomerates (2.5%)
General Electric Co.	1,726,494	13,069,560

Machinery (3.1%)
Stanley Black & Decker, Inc.	135,650	16,242,731

Total Industrials		69,635,254

Information Technology (6.2%)
IT Services (2.0%)
International Business Machines Corp.	93,966	10,681,115

Semiconductors & Semiconductor Equipment (2.2%)
QUALCOMM, Inc.	198,292	11,284,798

Software (2.0%)
Oracle Corp.	230,704	10,416,285

Total Information Technology		32,382,198

Materials (5.7%)
Chemicals (5.7%)
DowDuPont, Inc.	298,089	15,941,800
Linde plc	88,806	13,857,288

Total Materials		29,799,088

Real Estate (2.8%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
HCP, Inc. (REIT)	531,430	14,842,840

Total Real Estate		14,842,840

Utilities (10.6%)
Electric Utilities (7.5%)
Entergy Corp.	229,400	19,744,459
Exelon Corp.	424,194	19,131,149

		38,875,608

Multi-Utilities (3.1%)
Dominion Energy, Inc.	227,554	16,261,009

Total Utilities		55,136,617

Total Investments in Securities (99.7%) (Cost $591,609,215)		519,306,782
Other Assets Less Liabilities (0.3%)		1,568,339

Net Assets (100%)		$520,875,121

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$21,397,662	$—	$—	$21,397,662
Consumer Discretionary	11,420,183	—	—	11,420,183
Consumer Staples	37,128,156	—	—	37,128,156
Energy	74,767,582	—	—	74,767,582
Financials	108,163,227	—	—	108,163,227
Health Care	64,633,975	—	—	64,633,975
Industrials	69,635,254	—	—	69,635,254
Information Technology	32,382,198	—	—	32,382,198
Materials	29,799,088	—	—	29,799,088
Real Estate	14,842,840	—	—	14,842,840
Utilities	55,136,617	—	—	55,136,617

Total Assets	$519,306,782	$—	$—	$519,306,782

Total Liabilities	$—	$—	$—	$—

Total	$519,306,782	$—	$—	$519,306,782

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$635,618,744
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$668,461,088

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,413,712
Aggregate gross unrealized depreciation	(103,321,133)

Net unrealized depreciation	$(72,907,421)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$592,214,203

For the year ended December 31, 2018, the Portfolio incurred approximately $1,776 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

ASSETS
Investments in Securities, at value (Cost $591,609,215)	$519,306,782
Cash	852,821
Dividends, interest and other receivables	1,177,016
Receivable for Portfolio shares sold	99,699
Receivable for securities sold	70,631
Securities lending income receivable	304
Other assets	2,622

Total assets	521,509,875

LIABILITIES
Investment management fees payable	253,516
Payable for Portfolio shares redeemed	214,589
Administrative fees payable	44,184
Distribution fees payable – Class IB	31,875
Distribution fees payable – Class IA	7,406
Accrued expenses	83,184

Total liabilities	634,754

NET ASSETS	$520,875,121

Net assets were comprised of:
Paid in capital	$592,678,461
Total distributable earnings (loss)	(71,803,340)

Net assets	$520,875,121

Class IA
Net asset value, offering and redemption price per share, $33,492,737 / 9,024,612 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.71

Class IB
Net asset value, offering and redemption price per share, $144,779,854 / 38,714,974 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.74

Class K
Net asset value, offering and redemption price per share, $342,602,530 / 92,326,993 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$17,426,118
Interest	92,318
Securities lending (net)	17,682

Total income	17,536,118

EXPENSES
Investment management fees	4,574,245
Administrative fees	592,544
Distribution fees – Class IB	422,065
Distribution fees – Class IA	98,581
Printing and mailing expenses	63,128
Professional fees	59,109
Custodian fees	44,000
Trustees’ fees	14,891
Miscellaneous	14,232

Gross expenses	5,882,795
Less: Waiver from investment manager	(865,386)

Net expenses	5,017,409

NET INVESTMENT INCOME (LOSS)	12,518,709

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	154,562,522
Net change in unrealized appreciation (depreciation) on investments in securities	(235,076,906)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(80,514,384)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(67,995,675)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,518,709	$10,774,174
Net realized gain (loss)	154,562,522	49,406,335
Net change in unrealized appreciation (depreciation)	(235,076,906)	33,571,876

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,995,675)	93,752,385

Distributions to shareholders: (a)
Class IA	(11,227,363)	(3,754,885)
Class IB	(48,279,626)	(15,056,740)
Class K	(115,890,229)	(37,002,436)

Total distributions to shareholders	(175,397,218)	(55,814,061)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 319,541 and 491,442 shares, respectively ]	1,832,049	3,007,255
Capital shares issued in reinvestment of dividends and distributions [ 2,809,205 and 627,036 shares, respectively ]	11,227,363	3,754,885
Capital shares repurchased [ (996,157) and (1,357,392) shares, respectively ]	(5,853,481)	(8,203,435)

Total Class IA transactions	7,205,931	(1,441,295)

Class IB
Capital shares sold [ 1,637,086 and 1,732,138 shares, respectively ]	9,441,416	10,578,022
Capital shares issued in reinvestment of dividends and distributions [ 11,989,713 and 2,501,272 shares, respectively ]	48,279,626	15,056,740
Capital shares repurchased [ (3,811,816) and (3,495,796) shares, respectively ]	(22,399,093)	(21,213,173)

Total Class IB transactions	35,321,949	4,421,589

Class K
Capital shares sold [ 2,283,443 and 707,614 shares, respectively ]	13,162,604	4,201,956
Capital shares issued in reinvestment of dividends and distributions [ 29,004,772 and 6,178,254 shares, respectively ]	115,890,229	37,002,436
Capital shares repurchased [ (7,885,670) and (17,286,247) shares, respectively ]	(46,252,863)	(104,025,623)

Total Class K transactions	82,799,970	(62,821,231)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	125,327,850	(59,840,937)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(118,065,043)	(21,902,613)
NET ASSETS:
Beginning of year	638,940,164	660,842,777

End of year (b)	$520,875,121	$638,940,164

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $651,134, $2,602,184 and $7,181,683 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $3,103,751, $12,454,556 and $29,820,753 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $49,565 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.09	$5.76	$5.79	$6.59	$6.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.09	0.10	0.09	0.11
Net realized and unrealized gain (loss)	(0.72)	0.80	0.65	(0.22)	0.48

Total from investment operations	(0.61)	0.89	0.75	(0.13)	0.59

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.11)	(0.10)	(0.11)
Distributions from net realized gains	(1.65)	(0.47)	(0.67)	(0.57)	(0.66)

Total dividends and distributions	(1.77)	(0.56)	(0.78)	(0.67)	(0.77)

Net asset value, end of year	$3.71	$6.09	$5.76	$5.79	$6.59

Total return	(11.69)%	15.78%	12.93%	(1.69)%	8.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$33,493	$41,988	$41,067	$38,863	$40,537
Ratio of expenses to average net assets:
After waivers (f)	0.99%	1.00%	1.00%	1.03%	1.05%
Before waivers (f)	1.13%	1.13%	1.13%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.89%	1.56%	1.72%	1.46%	1.59%
Before waivers (f)	1.75%	1.43%	1.59%	1.37%	1.52%
Portfolio turnover rate^	106%*	41%	49%	66%	50%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.12	$5.79	$5.81	$6.61	$6.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.10	0.09	0.11
Net realized and unrealized gain (loss)	(0.72)	0.79	0.66	(0.22)	0.47

Total from investment operations	(0.61)	0.89	0.76	(0.13)	0.58

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.11)	(0.10)	(0.11)
Distributions from net realized gains	(1.65)	(0.47)	(0.67)	(0.57)	(0.66)

Total dividends and distributions	(1.77)	(0.56)	(0.78)	(0.67)	(0.77)

Net asset value, end of year	$3.74	$6.12	$5.79	$5.81	$6.61

Total return	(11.62)%	15.70%	13.06%	(1.68)%	8.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$144,780	$176,995	$162,969	$154,966	$167,418
Ratio of expenses to average net assets:
After waivers (f)	0.99%	1.00%	1.00%	1.03%	1.05%
Before waivers (f)	1.13%	1.13%	1.13%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.89%	1.56%	1.72%	1.46%	1.59%
Before waivers (f)	1.75%	1.43%	1.59%	1.37%	1.51%
Portfolio turnover rate^	106%*	41%	49%	66%	50%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.09	$5.76	$5.79	$6.59	$6.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.11	0.12	0.11	0.13
Net realized and unrealized gain (loss)	(0.72)	0.80	0.65	(0.22)	0.48

Total from investment operations	(0.59)	0.91	0.77	(0.11)	0.61

Less distributions:
Dividends from net investment income	(0.14)	(0.11)	(0.13)	(0.12)	(0.13)
Distributions from net realized gains	(1.65)	(0.47)	(0.67)	(0.57)	(0.66)

Total dividends and distributions	(1.79)	(0.58)	(0.80)	(0.69)	(0.79)

Net asset value, end of year	$3.71	$6.09	$5.76	$5.79	$6.59

Total return	(11.45)%	16.05%	13.22%	(1.44)%	9.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$342,603	$419,957	$456,807	$520,261	$668,050
Ratio of expenses to average net assets:
After waivers (f)	0.74%	0.75%	0.75%	0.79%	0.80%
Before waivers (f)	0.88%	0.88%	0.88%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.14%	1.81%	1.98%	1.70%	1.84%
Before waivers (f)	2.00%	1.68%	1.85%	1.61%	1.76%
Portfolio turnover rate^	106%*	41%	49%	66%	50%
^	Portfolio turnover rate excludes derivatives, if any.
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser as discussed in Note 1. Excluding such transactions, the portfolio turnover rate would have been 31%.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.85)%	2.56%	5.64%
Portfolio – Class IB Shares	(4.88)	2.56	5.55
Portfolio – Class K Shares*	(4.64)	2.80	4.37
S&P Long-Only Merger Arbitrage Index	2.61	3.01	4.64
S&P 500® Index	(4.38)	8.49	13.12

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.88)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the S&P Long-Only Merger Arbitrage Index and the S&P 500® Index, which returned 2.61% and (4.38)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Robust deal activity continued to propel the Portfolio during the period with several acquisitions announced, including for Belmond Ltd., Tribune Media Co., Twenty-First Century Fox, Inc. and competing bids for Sky plc. We believe the underpinnings for industry consolidation remain strong: historically low interest rates, improving business confidence and scarce organic growth opportunities.

•

Several sports and live entertainment companies, including The Madison Square Garden Co. and Eldorado Resorts, Inc. were up over 20% for the year. We believe consumer preferences for live entertainment, particularly among millennials, will continue to provide a strong backdrop for growth for these companies.

•	The strategy’s lower exposure to energy helped relative performance for the period, as the price of oil was down 40% during the fourth quarter alone and off 20% for the year.

What hurt performance during the year:

•

While the Portfolio’s higher weighting in industrials companies was a strong contributor to relative performance for most of the year, it dampened relative performance as trade rhetoric ramped up and the deadline for negotiations with China early in 2019 came into view at the end of the year.

•

DISH Network Corp., which has accumulated the largest swath of unused spectrum in the U.S., had a challenging year as several factors weighed on the stock, including financial leverage, additional spectrum supply and a potentially dwindling number of partners for a spectrum build.

•	With some exceptions, consumer staples stocks were weak as they faced changing consumer tastes, new competition and headwinds from higher interest rates as former “bond proxies.”

Portfolio Positioning and Outlook

For most of the last decade we have lived in what has often been termed a “Goldilocks economy.” During this time, coordinated action by the world’s central banks kept interest rates near zero and the prices of nearly all asset classes high. Notwithstanding a recent stumble, U.S. equities are in the longest-ever bull market, led mostly by growth stocks riding a global wave of technological innovation and expanding prosperity. Except for growth scares in 2011, 2015 and perhaps one day in November 2016, market volatility has been low and the market’s upward trajectory has been largely uninterrupted. There are signs, however, that the narrative may be changing as a turn in the aging business cycle may be accompanied by a wholesale shift in socio-political regimes from globalism to nationalism and capital to labor. Populism is on the march around the world with long-term effects that are unclear, but unlikely to be positive for equities. Against this backdrop we believe bottom-up, fundamental stock selection of the type we have practiced for over forty years remains more important than ever.

We believe we are poised to capitalize from change. Historically we have gravitated toward companies with characteristics such as pricing power, stable cash flows, solid managements and resilient balance sheets — factors which may not have been appreciated in a zero inflation, easy money world. Higher interest rates and greater market volatility substantially increase the cost of capital even for the large internet companies. Combined with a possible economic slowdown, this may flush excess capital from the system, eliminating many of the seemingly disruptive companies backed by venture capital and accommodative capital markets to the benefit of those with truly sound business models and actual cash flow rather than the promise of future cash flow. Finally, a change in market

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

structure over the last decade, with an estimated 15% of U.S. equities managed passively, could accentuate any downside as withdrawals from exchange-traded funds (ETFs) retrace what was relentlessly bought on the way up. The Portfolio, which tends not to resemble what is represented in the popular ETFs, may be less susceptible to those forces, and downside volatility could present buying opportunities for active managers who conduct old fashioned research to uncover value.

Sector Weightings as of December 31, 2018	% of Net Assets
Investment Company	25.4%
Communication Services	19.3
Industrials	13.8
Information Technology	6.6
Utilities	6.3
Health Care	5.8
Financials	4.4
Consumer Discretionary	3.2
Materials	2.8
Repurchase Agreements	2.6
Real Estate	1.9
Consumer Staples	1.7
Energy	0.5
Cash and Other.	5.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$958.10	$6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
Class IB
Actual	1,000.00	957.20	6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
Class K
Actual	1,000.00	958.70	5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.92	5.34

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.30%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (19.3%)
Diversified Telecommunication Services (0.9%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	$43,611
CenturyLink, Inc.	75,000	1,136,250
Cincinnati Bell, Inc.*	55,000	427,900
Koninklijke KPN NV	100,000	292,272

		1,900,033

Entertainment (4.5%)
Liberty Media Corp.-Liberty Braves, Class A*	12,000	299,280
Liberty Media Corp.-Liberty Braves, Class C*	12,000	298,680
Madison Square Garden Co. (The), Class A*	1,600	428,320
Twenty-First Century Fox, Inc., Class B	180,000	8,600,400

		9,626,680

Media (8.8%)
AH Belo Corp., Class A	77,000	259,490
AMC Networks, Inc., Class A*	3,500	192,080
Beasley Broadcast Group, Inc., Class A	46,000	172,500
Clear Channel Outdoor Holdings, Inc., Class A	430,040	2,231,908
DISH Network Corp., Class A*	26,000	649,220
EW Scripps Co. (The), Class A	175,000	2,752,750
Interpublic Group of Cos., Inc. (The)	20,000	412,600
Liberty Broadband Corp., Class A*	250	17,952
Liberty Broadband Corp., Class C*	353	25,427
Liberty Global plc, Class A*	16,000	341,440
Liberty Global plc, Class C*	24,000	495,360
Liberty Latin America Ltd., Class A*	10,000	144,800
Liberty Latin America Ltd., Class C*	15,000	218,550
Loral Space & Communications, Inc.*	26,000	968,500
Telegraaf Media Groep NV (CVA) (r)*	3,000	20,623
Telenet Group Holding NV	25,000	1,160,570
Tribune Media Co., Class A	190,000	8,622,201
Tribune Publishing Co.*	2,000	22,680

		18,708,651

Wireless Telecommunication Services (5.1%)
Millicom International Cellular SA	50,000	3,183,000
Telephone & Data Systems, Inc.	14,000	455,560
T-Mobile US, Inc.*	66,000	4,198,260
United States Cellular Corp.*	59,700	3,102,609

		10,939,429

Total Communication Services		41,174,793

Consumer Discretionary (3.2%)
Diversified Consumer Services (0.8%)
frontdoor, Inc.*	14,000	372,540
ServiceMaster Global Holdings, Inc.*	36,000	1,322,640

		1,695,180

Hotels, Restaurants & Leisure (0.8%)
Belmond Ltd., Class A*	44,108	1,104,023
Bojangles’, Inc.*	2,500	40,200
Cherry AB, Class B*	13,000	126,830
Dover Motorsports, Inc.	82,346	154,810
Eldorado Resorts, Inc.*	3,000	108,630
International Speedway Corp., Class A	3,000	131,580

		1,666,073

Household Durables (1.5%)
Clarion Co. Ltd.*	12,500	284,392
Lennar Corp., Class B	30,060	941,780
Nobility Homes, Inc.	10,000	195,000
Sony Corp. (ADR)	38,000	1,834,640

		3,255,812

Internet & Direct Marketing Retail (0.1%)
Nutrisystem, Inc.	3,400	149,192

Total Consumer Discretionary		6,766,257

Consumer Staples (1.7%)
Beverages (0.0%)
National Beverage Corp. (x)	800	57,416

Food & Staples Retailing (0.2%)
Rite Aid Corp. (x)*	500,000	354,150

Food Products (1.4%)
GrainCorp Ltd., Class A	18,000	116,256
Mondelez International, Inc., Class A	25,000	1,000,750
Premier Foods plc*	1,400,000	586,265
Tootsie Roll Industries, Inc. (x)	38,000	1,269,200

		2,972,471

Personal Products (0.1%)
Avon Products, Inc.*	130,000	197,600

Total Consumer Staples		3,581,637

Energy (0.5%)
Energy Equipment & Services (0.1%)
KLX Energy Services Holdings, Inc.*	15,500	363,475

Oil, Gas & Consumable Fuels (0.4%)
Alvopetro Energy Ltd.*	280,000	85,116
Etablissements Maurel et Prom*	200	734
Gulf Coast Ultra Deep Royalty Trust	600,000	17,100
Noble Energy, Inc.	24,999	468,981
Whiting Petroleum Corp.*	11,000	249,590

		821,521

Total Energy		1,184,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Financials (4.4%)
Banks (1.3%)
BB&T Corp.	8,000	$346,560
BOK Financial Corp.	5,100	373,983
Flushing Financial Corp.	70,000	1,507,100
Horizon Bancorp, Inc.	5,000	78,900
Sterling Bancorp	30,000	495,300

		2,801,843

Capital Markets (1.0%)
BKF Capital Group, Inc.*	2,100	23,415
Investment Technology Group, Inc.	73,000	2,207,520

		2,230,935

Insurance (2.1%)
Aspen Insurance Holdings Ltd.	21,000	881,790
Jardine Lloyd Thompson Group plc	44,000	1,060,703
Navigators Group, Inc. (The)	35,000	2,432,150
Topdanmark A/S	1,000	46,592

		4,421,235

Total Financials		9,454,013

Health Care (5.8%)
Biotechnology (2.6%)
Grifols SA (ADR)	24,000	440,640
Idorsia Ltd. (x)*	15,000	248,940
Shire plc (ADR)	10,000	1,740,400
TESARO, Inc. (x)*	42,000	3,118,500

		5,548,480

Health Care Equipment & Supplies (0.1%)
ICU Medical, Inc.*	500	114,815
Innocoll Holdings plc (r)(x)*	125,000	56,250
NxStage Medical, Inc.*	3,000	85,860

		256,925

Health Care Providers & Services (0.5%)
American Medical Alert Corp. (r)*	140,898	1,057
Civitas Solutions, Inc.*	60,000	1,050,600

		1,051,657

Life Sciences Tools & Services (1.1%)
Illumina, Inc.*	200	59,986
Pacific Biosciences of California, Inc.*	300,000	2,220,000

		2,279,986

Pharmaceuticals (1.5%)
Akorn, Inc.*	155,000	525,450
Allergan plc	18,300	2,445,978
Mylan NV*	5,700	156,180

		3,127,608

Total Health Care		12,264,656

Industrials (13.5%)
Aerospace & Defense (1.4%)
Esterline Technologies Corp.*	9,000	1,093,050
Harris Corp.	7,000	942,550
United Technologies Corp.	9,600	1,022,208

		3,057,808

Building Products (3.6%)
Fortune Brands Home & Security, Inc.	5,000	189,950
USG Corp.	175,000	7,465,500

		7,655,450

Electrical Equipment (0.3%)
Rockwell Automation, Inc.	4,500	677,160

Machinery (2.5%)
CIRCOR International, Inc. (x)	15,000	319,500
EnPro Industries, Inc.	10,000	601,000
Haldex AB	30,000	234,207
Mueller Industries, Inc.	20,000	467,200
Mueller Water Products, Inc., Class A	50,000	455,000
Navistar International Corp.*	108,000	2,802,600
Park-Ohio Holdings Corp.	2,500	76,725
SLM Solutions Group AG*	2,400	24,765
Xylem, Inc.	5,000	333,600

		5,314,597

Professional Services (3.1%)
Dun & Bradstreet Corp. (The)	46,000	6,566,040

Road & Rail (0.9%)
Hertz Global Holdings, Inc. (x)*	140,000	1,911,000

Trading Companies & Distributors (1.7%)
Herc Holdings, Inc.*	86,000	2,235,140
Kaman Corp.	24,000	1,346,160

		3,581,300

Transportation Infrastructure (0.0%)
exactEarth Ltd.*	5,000	806

Total Industrials		28,764,161

Information Technology (6.6%)
Communications Equipment (0.3%)
Digi International, Inc.*	50,000	504,500
Finisar Corp.*	3,000	64,800

		569,300

IT Services (0.2%)
Business & Decision*	6,000	50,596
ConvergeOne Holdings, Inc.	7,500	92,850
MoneyGram International, Inc.*	95,000	190,000
Travelport Worldwide Ltd.	6,500	101,530

		434,976

Semiconductors & Semiconductor Equipment (0.8%)
AIXTRON SE*	20,000	192,122
NXP Semiconductors NV	22,000	1,612,160

		1,804,282

Software (5.2%)
Apptio, Inc., Class A (x)*	134,259	5,096,472
Imperva, Inc.*	60,000	3,341,400
MINDBODY, Inc., Class A*	8,000	291,200
MYOB Group Ltd.	200,000	471,290
Red Hat, Inc.*	10,000	1,756,400

		10,956,762

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (0.1%)
Dell Technologies, Inc., Class C (x)*	2,591	$126,646
Diebold Nixdorf, Inc. (x)	55,000	136,950

		263,596

Total Information Technology		14,028,916

Materials (2.8%)
Chemicals (0.4%)
Linde plc	6,160	978,128

Construction Materials (1.1%)
Vulcan Materials Co.	24,000	2,371,200

Containers & Packaging (0.7%)
Greif, Inc., Class A	4,000	148,440
Myers Industries, Inc.	55,000	831,050
Papeles y Cartones de Europa SA	23,500	451,788

		1,431,278

Metals & Mining (0.4%)
Alamos Gold, Inc., Class A	8,000	28,800
Osisko Gold Royalties Ltd. (x)	35,000	306,878
Pan American Silver Corp.	30,000	437,958

		773,636

Paper & Forest Products (0.2%)
Norbord, Inc.	13,000	345,664

Total Materials		5,899,906

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
InfraREIT, Inc. (REIT)*	2,300	48,346
Ryman Hospitality Properties, Inc. (REIT)	59,000	3,934,710

Total Real Estate		3,983,056

Utilities (6.3%)
Electric Utilities (0.4%)
PNM Resources, Inc.	22,000	903,980

Gas Utilities (1.4%)
National Fuel Gas Co.	56,000	2,866,080

Independent Power and Renewable Electricity Producers (0.0%)
Alerion Cleanpower SpA	11,000	36,357

Multi-Utilities (3.4%)
Avista Corp.	14,000	594,720
Vectren Corp.	92,110	6,630,078

		7,224,798

Water Utilities (1.1%)
Connecticut Water Service, Inc.	8,000	534,960
Severn Trent plc	80,000	1,848,284

		2,383,244

Total Utilities		13,414,459

Total Common Stocks (66.0%) (Cost $145,101,836)		140,516,850

PREFERRED STOCK:
Industrials (0.3%)
Industrial Conglomerates (0.3%)
Steel Partners Holdings LP 6.000% (x)	26,000	551,720

Total Preferred Stock (0.3%) (Cost $475,398)		551,720

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	130,000	—

Total Communication Services		—

Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	40,095	60,143

Total Consumer Staples		60,143

Health Care (0.0%)
Biotechnology (0.0%)
Ambit Biosciences Corp., CVR (r)*	20,000	9,000
Tobira Therapeutics, Inc., CVR (r)(x)*	15,000	675

		9,675

Health Care Equipment & Supplies (0.0%)
Wright Medical Group NV, CVR, expiring 3/1/19*	5,000	62

Pharmaceuticals (0.0%)
ADOLOR Corp., CVR (r)*	40,000	—
Ocera Therapeutics, Inc., CVR (r)*	16,000	6,240
Omthera Pharmaceuticals, Inc., CVR (r)*	100	—

		6,240

Total Health Care		15,977

Total Rights (0.0%) (Cost $30,225)		76,120

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (25.4%)
JPMorgan Prime Money Market Fund, IM Shares	54,037,542	54,042,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.6%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $400,207, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $421,714. (xx)	$400,000	$400,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $329,281, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $335,813. (xx)	329,229	329,229
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,400,226, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,428,365. (xx)	1,400,000	1,400,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $1,800,256, collateralized by various Common Stocks; total market value $2,003,782. (xx)	1,800,000	1,800,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $200,028, collateralized by various Common Stocks; total market value $222,642. (xx)	200,000	200,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,400,229, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,428,000. (xx)	1,400,000	1,400,000

Total Repurchase Agreements		5,529,229

Total Short-Term Investments (28.0%) (Cost $59,573,329)		59,572,174

Total Investments in Securities (94.3%) (Cost $205,180,788)		200,716,864
Other Assets Less Liabilities (5.7%)		12,123,658

Net Assets (100%)		$212,840,522

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $5,409,191. This was collateralized by $256,692 of various U.S. Government Treasury Securities, ranging from 0.125% - 8.000%, maturing 4/15/19 - 8/15/47 and by cash of $5,529,229 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
CVR	— Contingent Value Right

Country Diversification As a Percentage of Total Net Assets
Australia	0.3%
Belgium	0.6
Bermuda	0.4
Canada	0.6
Chile	0.2
China	0.0	#
Colombia	1.5
Denmark	0.0	#
France	0.0	#
Germany	0.1
Ireland	0.0	#
Italy	0.0	#
Japan	1.0
Netherlands	0.9
Spain	0.4
Sweden	0.2
Switzerland	0.1
United Kingdom	3.1
United States	84.9
Cash and Other	5.7

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$36,474,717	$4,679,453	$20,623		$41,174,793
Consumer Discretionary	6,005,225	761,032	—		6,766,257
Consumer Staples	2,879,116	702,521	—		3,581,637
Energy	1,184,262	734	—		1,184,996
Financials	8,323,303	1,130,710	—		9,454,013
Health Care	11,958,409	248,940	57,307		12,264,656
Industrials	28,505,189	258,972	—		28,764,161
Information Technology	13,314,908	714,008	—		14,028,916
Materials	4,469,990	1,429,916	—		5,899,906
Real Estate	3,983,056	—	—		3,983,056
Utilities	11,529,818	1,884,641	—		13,414,459
Preferred Stocks
Industrials	551,720	—	—		551,720
Rights
Communication Services	—	—	—	(b)	—	(b)
Consumer Staples	—	—	60,143		60,143
Health Care	62	—	15,915		15,977
Short-Term Investments
Investment Company	54,042,945	—	—		54,042,945
Repurchase Agreements	—	5,529,229	—		5,529,229

Total Assets	$183,222,720	$17,340,156	$153,988		$200,716,864

Total Liabilities	$—	$—	$—		$—

Total	$183,222,720	$17,340,156	$153,988		$200,716,864

(a)	A security with a market value of $20,623 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$308,888,041
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$327,230,960

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,186,789
Aggregate gross unrealized depreciation	(22,681,928)

Net unrealized depreciation	$(5,495,139)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$206,212,003

For the year ended December 31, 2018, the Portfolio incurred approximately $68,872 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $199,651,559)	$195,187,635
Repurchase Agreements (Cost $5,529,229)	5,529,229
Cash	7,506,918
Foreign cash (Cost $5,126)	5,134
Receivable for securities sold	7,293,020
Due from Custodian	5,285,000
Receivable for Portfolio shares sold	400,070
Dividends, interest and other receivables	264,028
Securities lending income receivable	13,746
Other assets	975

Total assets	221,485,755

LIABILITIES
Payable for return of collateral on securities loaned	5,529,229
Payable for securities purchased	2,661,449
Investment management fees payable	165,215
Payable for Portfolio shares redeemed	150,895
Distribution fees payable – Class IB	39,000
Administrative fees payable	17,653
Distribution fees payable – Class IA	2,573
Trustees’ fees payable	445
Accrued expenses	78,774

Total liabilities	8,645,233

NET ASSETS	$212,840,522

Net assets were comprised of:
Paid in capital	$217,863,724
Total distributable earnings (loss)	(5,023,202)

Net assets	$212,840,522

Class IA
Net asset value, offering and redemption price per share, $11,853,525 / 1,001,526 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.84

Class IB
Net asset value, offering and redemption price per share, $181,045,283 / 15,380,703 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.77

Class K
Net asset value, offering and redemption price per share, $19,941,714 / 1,668,719 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.95

(x)	Includes value of securities on loan of $5,409,191.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $79,961 foreign withholding tax)	$5,083,768
Income from non-cash dividends	749,258
Interest	105,931
Securities lending (net)	188,822

Total income	6,127,779

EXPENSES
Investment management fees	2,078,832
Distribution fees – Class IB	492,984
Administrative fees	224,389
Custodian fees	44,000
Professional fees	39,310
Distribution fees – Class IA	32,092
Printing and mailing expenses	29,731
Trustees’ fees	5,645
Miscellaneous	14,256

Total expenses	2,961,239

NET INVESTMENT INCOME (LOSS)	3,166,540

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	5,946,638
Foreign currency transactions	(69,579)

Net realized gain (loss)	5,877,059

Change in unrealized appreciation (depreciation) on:
Investments in securities	(20,121,942)
Foreign currency translations	(2,529)

Net change in unrealized appreciation (depreciation)	(20,124,471)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,247,412)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,080,872)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,166,540	$222,027
Net realized gain (loss)	5,877,059	12,192,879
Net change in unrealized appreciation (depreciation)	(20,124,471)	2,185,927

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,080,872)	14,600,833

Distributions to shareholders: (a)
Class IA	(524,651)	(828,817)
Class IB	(7,979,542)	(11,133,958)
Class K	(923,540)	(1,144,959)

Total distributions to shareholders	(9,427,733)	(13,107,734)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 96,326 and 171,746 shares, respectively ]	1,244,361	2,278,134
Capital shares issued in reinvestment of dividends and distributions [ 43,384 and 64,269 shares, respectively ]	524,651	828,817
Capital shares repurchased [ (179,527) and (349,342) shares, respectively ]	(2,308,724)	(4,587,385)

Total Class IA transactions	(539,712)	(1,480,434)

Class IB
Capital shares sold [ 1,067,126 and 1,086,183 shares, respectively ]	13,633,564	14,208,711
Capital shares issued in reinvestment of dividends and distributions [ 663,467 and 867,756 shares, respectively ]	7,979,542	11,133,958
Capital shares repurchased [ (2,202,590) and (2,474,820) shares, respectively ]	(28,165,239)	(32,514,512)

Total Class IB transactions	(6,552,133)	(7,171,843)

Class K
Capital shares sold [ 290,464 and 193,700 shares, respectively ]	3,782,644	2,587,080
Capital shares issued in reinvestment of dividends and distributions [ 75,648 and 87,977 shares, respectively ]	923,540	1,144,959
Capital shares repurchased [ (271,075) and (423,841) shares, respectively ]	(3,513,136)	(5,643,176)

Total Class K transactions	1,193,048	(1,911,137)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,898,797)	(10,563,414)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,407,402)	(9,070,315)
NET ASSETS:
Beginning of year	239,247,924	248,318,239

End of year (b)	$212,840,522	$239,247,924

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $4,501, $22,040 and $51,336 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $824,316, $11,111,918 and $1,093,623 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $147,373 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017		2016		2015		2014
Net asset value, beginning of year	$13.00		$12.95		$12.65		$12.95		$13.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	##	0.01	####	0.01	###	—	#	(0.03)
Net realized and unrealized gain (loss)	(0.79)		0.77		0.96		0.30		0.27

Total from investment operations	(0.62)		0.78		0.97		0.30		0.24

Less distributions:
Dividends from net investment income	(0.19)		—	#	—	#	—		—
Distributions from net realized gains	(0.35)		(0.73)		(0.67)		(0.60)		(0.54)

Total dividends and distributions	(0.54)		(0.73)		(0.67)		(0.60)		(0.54)

Net asset value, end of year	$11.84		$13.00		$12.95		$12.65		$12.95

Total return	(4.85)%		6.14	%(ss)	7.69	%(jj)	2.42	%(dd)	1.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,854		$13,541		$14,951		$13,834		$12,973
Ratio of expenses to average net assets (f)	1.31%		1.32%		1.33%		1.31%		1.31%
Ratio of net investment income (loss) to average net assets (f)	1.33	%(aa)	0.07	%(pp)	0.04	%(mm)	(0.01	)%(gg)	(0.20)%
Portfolio turnover rate^	175%		138%		198%		199%		224%

	Year Ended December 31,
Class IB	2018		2017		2016		2015		2014
Net asset value, beginning of year	$12.93		$12.88		$12.59		$12.89		$13.19

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	##	0.01	####	0.01	###	—	#	(0.03)
Net realized and unrealized gain (loss)	(0.79)		0.77		0.95		0.30		0.27

Total from investment operations	(0.62)		0.78		0.96		0.30		0.24

Less distributions:
Dividends from net investment income	(0.19)		—	#	—	#	—		—
Distributions from net realized gains	(0.35)		(0.73)		(0.67)		(0.60)		(0.54)

Total dividends and distributions	(0.54)		(0.73)		(0.67)		(0.60)		(0.54)

Net asset value, end of year	$11.77		$12.93		$12.88		$12.59		$12.89

Total return	(4.88)%		6.17	%(tt)	7.65	%(kk)	2.43	%(ee)	1.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$181,045		$205,054		$210,957		$223,093		$245,516
Ratio of expenses to average net assets (f)	1.31%		1.32%		1.33%		1.31%		1.31%
Ratio of net investment income (loss) to average net assets (f)	1.35	%(aa)	0.07	%(qq)	0.05	%(nn)	(0.02	)%(hh)	(0.22)%
Portfolio turnover rate^	175%		138%		198%		199%		224%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$13.12		$13.06		$12.75		$13.02		$13.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	##	0.04	####	0.04	###	0.03		0.01
Net realized and unrealized gain (loss)	(0.81)		0.79		0.97		0.30		0.26

Total from investment operations	(0.60)		0.83		1.01		0.33		0.27

Less distributions:
Dividends from net investment income	(0.22)		(0.04)		(0.03)		—		—
Distributions from net realized gains	(0.35)		(0.73)		(0.67)		(0.60)		(0.54)

Total dividends and distributions	(0.57)		(0.77)		(0.70)		(0.60)		(0.54)

Net asset value, end of year	$11.95		$13.12		$13.06		$12.75		$13.02

Total return	(4.64)%		6.42	%(uu)	7.98	%(ll)	2.64	%(ff)	2.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,942		$20,653		$22,410		$21,227		$19,627
Ratio of expenses to average net assets (f)	1.05%		1.07%		1.08%		1.06%		1.06%
Ratio of net investment income (loss) to average net assets (f)	1.58	%(aa)	0.32	%(rr)	0.30	%(oo)	0.24	%(ii)	0.04%
Portfolio turnover rate^	175%		138%		198%		199%		224%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.07, $0.07 and $0.11 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.02 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.03 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.77% lower.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.01%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.02%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.23%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.22)%.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.23)%.
(ii)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.03%.
(jj)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.44%.
(kk)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.40%.
(ll)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.73%.
(mm)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IA would be (0.11)%.
(nn)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IB would be (0.10)%.
(oo)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class K would be 0.14%.
(pp)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IA would be (0.05)%.
(qq)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IB would be (0.05)%.
(rr)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class K would be 0.20%.
(ss)	Includes a litigation payment. Without this payment, the total return would have been 5.57%.
(tt)	Includes a litigation payment. Without this payment, the total return would have been 5.60%.
(uu)	Includes a litigation payment. Without this payment, the total return would have been 5.85%.

See Notes to Financial Statements.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(15.57)%	3.27%	13.39%
Portfolio – Class IB Shares	(15.57)	3.26	13.30
Portfolio – Class K Shares*	(15.36)	3.52	10.94
Russell 2000® Value Index	(12.86)	3.61	10.40

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (15.57)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned (12.86)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Several sports and live entertainment companies, Dover Downs Gaming & Entertainment, Inc., World Wrestling Entertainment, Inc. and Belmond Ltd., more than doubled during the period. We believe consumer preferences for live entertainment, particularly among millennials, will continue to provide a strong backdrop for growth for these companies.

•	The strategy’s lower weighting in financials companies helped relative performance as several banks were the victim of the flattening yield curve and more recent concerns around deteriorating credit.

•	The strategy’s lower exposure to energy helped relative performance for the period, as the price of oil was down 40% during the fourth quarter alone and off 20% for the year.

What hurt performance during the year:

•

Detractors from performance were concentrated among industrial stocks with economic and trade sensitivity, including CNH Industrial NV, HERC Holdings, Inc. and Navistar International Corp. Our larger weighting in industrials companies was the strongest contributor to relative performance for most of the year until trade rhetoric ramped up and the deadline for negotiations with China early in 2019 came into view at the end of the year.

•	Several consumer discretionary holdings, including auto parts suppliers, faced a challenging environment due to concerns about where we are in the economic cycle and rising input costs.

•

Consumer staples stocks, including organic and specialty food distributor United Natural Foods, Inc. and regional grocery store operator Ingles Markets, Inc., were weak as they faced changing consumer tastes, new competition and headwinds from higher interest rates as former “bond proxies.”

Portfolio Positioning and Outlook

For most of the last decade we have lived in what has often been termed a “Goldilocks economy.” During this time, coordinated action by the world’s central banks kept interest rates near zero and the prices of nearly all asset classes high. Notwithstanding a recent stumble, U.S. equities are in the longest-ever bull market, led mostly by growth stocks riding a global wave of technological innovation and expanding prosperity. Except for growth scares in 2011, 2015 and perhaps one day in November 2016, market volatility has been low and the market’s upward trajectory has been largely uninterrupted. There are signs, however, that the narrative may be changing as a turn in the aging business cycle may be accompanied by a wholesale shift in socio-political regimes from globalism to nationalism and capital to labor. Populism is on the march around the world with long-term effects that are unclear, but unlikely to be positive for equities. Against this backdrop we believe bottom-up, fundamental stock selection of the type we have practiced for over forty years remains more important than ever.

We believe we are poised to capitalize from change. Historically we have gravitated toward companies with characteristics such as pricing power, stable cash flows, solid managements and resilient balance sheets — factors which may not have been appreciated in a zero inflation, easy money world. Higher interest rates and greater market volatility substantially increase the cost of capital even for the large internet companies. Combined with a possible economic slowdown, this may flush excess capital from the system, eliminating many of the seemingly disruptive companies backed by venture capital and accommodative capital markets to the benefit of those with truly sound business models and actual cash flow rather than

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

the promise of future cash flow. Finally, a change in market structure over the last decade, with an estimated 15% of U.S. equities managed passively, could accentuate any downside as withdrawals from exchange-traded funds (ETFs) retrace what was relentlessly bought on the way up. The Portfolio, which tends not to resemble what is represented in the popular ETFs, may be less susceptible to those forces, and downside volatility could present buying opportunities for active managers who conduct old fashioned research to uncover value.

Sector Weightings as of December 31, 2018	% of Net Assets
Industrials	34.2%
Consumer Discretionary	12.8
Communication Services	11.3
Materials	8.2
Utilities	7.9
Consumer Staples	5.5
Health Care	5.0
Financials	4.1
Information Technology	3.8
Real Estate	2.7
Repurchase Agreements	2.3
Energy	0.9
Investment Company	0.2
Cash and Other	1.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$832.90	$4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.46
Class IB
Actual	1,000.00	832.90	4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.46
Class K
Actual	1,000.00	834.00	3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.19

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (11.3%)
Diversified Telecommunication Services (1.0%)
Cincinnati Bell, Inc.*	1,330,000	$10,347,400
Consolidated Communications Holdings, Inc. (x)	25,000	247,000
Iridium Communications, Inc.*	600,000	11,070,000
Nuvera Communications, Inc.	600	10,974
Verizon Communications, Inc.	102,781	5,778,348
Windstream Holdings, Inc. (x)*	64,999	135,848

		27,589,570

Entertainment (5.0%)
AMC Entertainment Holdings, Inc., Class A (x)	59,000	724,520
Entertainment One Ltd.	70,000	316,900
IMAX Corp.*	62,000	1,166,220
Liberty Media Corp.-Liberty Braves, Class A*	159,242	3,971,495
Liberty Media Corp.-Liberty Braves, Class C*	165,000	4,106,850
Live Nation Entertainment, Inc.*	775,000	38,168,750
Madison Square Garden Co. (The), Class A*	188,000	50,327,600
Marcus Corp. (The)	608,000	24,016,000
Pandora Media, Inc.*	715,000	5,784,350
Reading International, Inc., Class A*	182,515	2,653,768
Reading International, Inc., Class B*	1,000	25,110
Take-Two Interactive Software, Inc.*	70,000	7,205,800
World Wrestling Entertainment, Inc., Class A	29,000	2,166,880

		140,634,243

Interactive Media & Services (0.0%)
Cars.com, Inc.*	10,000	215,000
Liberty TripAdvisor Holdings, Inc., Class A*	20,000	317,800

		532,800

Media (4.5%)
AMC Networks, Inc., Class A*	64,000	3,512,320
Beasley Broadcast Group, Inc., Class A‡	620,000	2,325,000
Clear Channel Outdoor Holdings, Inc., Class A	875,000	4,541,250
comScore, Inc.*	605,000	8,730,150
Corus Entertainment, Inc., Class B (x)	345,000	1,202,901
Discovery, Inc., Class A (x)*	12,000	296,880
Discovery, Inc., Class C*	35,000	807,800
DISH Network Corp., Class A*	15,000	374,550
EW Scripps Co. (The), Class A	2,330,000	36,650,900
GCI Liberty, Inc., Class A*	14,400	592,704
Gray Television, Inc.*	319,300	4,706,482
Gray Television, Inc., Class A*	22,200	271,950
Grupo Televisa SAB (ADR)	125,000	1,572,500
Interpublic Group of Cos., Inc. (The)	880,000	18,154,400
Liberty Global plc, Class A*	97,471	2,080,031
Liberty Global plc, Class C*	238,627	4,925,261
Liberty Latin America Ltd., Class A*	39,149	566,878
Liberty Latin America Ltd., Class C*	95,897	1,397,219
Loral Space & Communications, Inc.*	116,000	4,321,000
Meredith Corp. (x)	74,000	3,843,560
MSG Networks, Inc., Class A*	660,115	15,552,309
Nexstar Media Group, Inc., Class A	33,000	2,595,120
Salem Media Group, Inc.	600,000	1,254,000
Sinclair Broadcast Group, Inc., Class A	180,000	4,741,200
Townsquare Media, Inc., Class A	145,000	591,600
WideOpenWest, Inc.*	207,458	1,479,176

		127,087,141

Wireless Telecommunication Services (0.8%)
Gogo, Inc. (x)*	500,000	1,495,000
Rogers Communications, Inc., Class B	200,000	10,252,000
Shenandoah Telecommunications Co.	123,000	5,442,750
United States Cellular Corp.*	95,000	4,937,150
VEON Ltd. (ADR)	550,000	1,287,000

		23,413,900

Total Communication Services		319,257,654

Consumer Discretionary (12.8%)
Auto Components (3.2%)
BorgWarner, Inc.	256,000	8,893,440
Brembo SpA	1,000,000	10,168,006
Cooper Tire & Rubber Co.	200,000	6,466,000
Dana, Inc.	1,000,000	13,630,000
Garrett Motion, Inc. (x)*	230,000	2,838,200
Gentex Corp.	245,000	4,951,450
Modine Manufacturing Co.*	850,000	9,188,500
SORL Auto Parts, Inc. (x)*	95,000	178,600
Standard Motor Products, Inc.	145,000	7,022,350
Stoneridge, Inc.*	304,000	7,493,600
Strattec Security Corp.	144,400	4,158,720
Superior Industries International, Inc.	632,000	3,039,920
Tenneco, Inc., Class A	404,000	11,065,560

		89,094,346

Automobiles (0.1%)
Thor Industries, Inc.	4,000	208,000
Winnebago Industries, Inc.	100,000	2,421,000

		2,629,000

Distributors (0.2%)
Uni-Select, Inc.	370,000	5,260,548

Diversified Consumer Services (0.0%)
Ascent Capital Group, Inc., Class A (x)*	58,000	22,620
Universal Technical Institute, Inc.*	225,000	821,250

		843,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Hotels, Restaurants & Leisure (3.9%)
Belmond Ltd., Class A*	445,397	$11,148,287
Biglari Holdings, Inc., Class A (x)*	4,600	2,703,282
Boyd Gaming Corp.	1,220,000	25,351,600
Canterbury Park Holding Corp.‡	323,000	4,492,930
Cheesecake Factory, Inc. (The) (x)	425,000	18,491,750
Churchill Downs, Inc.	38,700	9,440,478
Cracker Barrel Old Country Store, Inc. (x)	6,000	959,160
Denny’s Corp.*	160,000	2,593,600
Dover Downs Gaming & Entertainment, Inc.*	119,500	331,015
Dover Motorsports, Inc.	662,812	1,246,086
Full House Resorts, Inc.*	440,000	888,800
Golden Entertainment, Inc. (x)*	150,000	2,403,000
International Speedway Corp., Class A	120,000	5,263,200
Las Vegas Sands Corp.	180,000	9,369,000
Nathan’s Famous, Inc.	166,146	11,040,402
OBH, Inc.*	30,000	3,407,400
Penn National Gaming, Inc.*	14,000	263,620
Speedway Motorsports, Inc.	54,000	878,580

		110,272,190

Household Durables (1.7%)
Bassett Furniture Industries, Inc.	332,061	6,654,502
Cavco Industries, Inc.*	160,000	20,860,800
Ethan Allen Interiors, Inc.	20,000	351,800
Hunter Douglas NV	16,000	1,063,882
La-Z-Boy, Inc.	350,000	9,698,500
Lennar Corp., Class B	100,000	3,133,000
Nobility Homes, Inc.	128,400	2,503,800
Skyline Champion Corp.	148,000	2,174,120

		46,440,404

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	635,000	7,766,050
Lands’ End, Inc. (x)*	84,000	1,193,640
Liberty Expedia Holdings, Inc., Class A*	9,600	375,456
Stamps.com, Inc.*	12,700	1,976,628

		11,311,774

Leisure Products (0.3%)
Brunswick Corp.	60,000	2,787,000
Marine Products Corp.	260,000	4,396,600
Universal Entertainment Corp. (x)	67,000	1,935,050

		9,118,650

Multiline Retail (0.0%)
JC Penney Co., Inc. (x)*	820,000	852,800

Specialty Retail (2.8%)
Aaron’s, Inc.	256,500	10,785,825
AutoNation, Inc.*	423,000	15,101,100
Barnes & Noble Education, Inc.*	22,752	91,236
Barnes & Noble, Inc.	38,000	269,420
Bed Bath & Beyond, Inc.	35,500	401,860
Big 5 Sporting Goods Corp. (x)	160,400	415,436
Bowlin Travel Centers, Inc.*	77,200	158,260
Carvana Co. (x)*	2,000	65,420
GNC Holdings, Inc., Class A (x)*	217,000	514,290
Monro, Inc.	60,000	4,125,000
O’Reilly Automotive, Inc.*	32,000	11,018,560
Penske Automotive Group, Inc.	468,000	18,869,760
Pets at Home Group plc	260,000	382,661
Sally Beauty Holdings, Inc.*	500,000	8,525,000
Tractor Supply Co.	95,000	7,926,800
Vitamin Shoppe, Inc.*	178,000	843,720

		79,494,348

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	185,000	2,318,050
Movado Group, Inc.	56,000	1,770,720
Wolverine World Wide, Inc.	50,000	1,594,500

		5,683,270

Total Consumer Discretionary		361,001,200

Consumer Staples (5.5%)
Beverages (1.1%)
Boston Beer Co., Inc. (The), Class A*	12,000	2,890,080
Brown-Forman Corp., Class A	88,000	4,172,960
Brown-Forman Corp., Class B	20,000	951,600
Cott Corp.	799,000	11,138,060
Crimson Wine Group Ltd.*	355,000	2,777,875
Davide Campari-Milano SpA	700,000	5,924,649
National Beverage Corp. (x)	34,000	2,440,180

		30,295,404

Food & Staples Retailing (1.2%)
Casey’s General Stores, Inc.	36,000	4,613,040
Ingles Markets, Inc., Class A‡	788,500	21,462,970
Rite Aid Corp. (x)*	900,000	637,470
United Natural Foods, Inc.*	104,000	1,101,360
Village Super Market, Inc., Class A	111,588	2,983,863
Weis Markets, Inc.	76,500	3,655,170

		34,453,873

Food Products (2.0%)
Calavo Growers, Inc. (x)	2,500	182,400
Farmer Brothers Co.*	85,000	1,983,050
Flowers Foods, Inc.	60,000	1,108,200
Hain Celestial Group, Inc. (The)*	450,000	7,137,000
Ingredion, Inc.	32,000	2,924,800
J&J Snack Foods Corp.	45,000	6,506,550
John B Sanfilippo & Son, Inc.	17,000	946,220
Lifeway Foods, Inc.*	169,000	317,720
Maple Leaf Foods, Inc.	100,000	2,001,904
Post Holdings, Inc.*	148,000	13,191,240
Rock Field Co. Ltd. (x)	400,000	6,008,612
Tootsie Roll Industries, Inc. (x)	456,000	15,230,400

		57,538,096

Household Products (1.0%)
Church & Dwight Co., Inc.	100,000	6,576,000
Energizer Holdings, Inc.	43,000	1,941,450
Katy Industries, Inc.*	300,000	450
Oil-Dri Corp. of America‡	438,000	11,607,000
WD-40 Co. (x)	42,000	7,696,920

		27,821,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Personal Products (0.2%)
Avon Products, Inc.*	585,000	$889,200
Edgewell Personal Care Co.*	30,000	1,120,500
Revlon, Inc., Class A (x)*	22,000	554,180
United-Guardian, Inc.	142,000	2,604,280

		5,168,160

Total Consumer Staples		155,277,353

Energy (0.9%)
Energy Equipment & Services (0.5%)
Dril-Quip, Inc.*	151,000	4,534,530
KLX Energy Services Holdings, Inc.*	55,000	1,289,750
Oceaneering International, Inc.*	120,000	1,452,000
Rowan Cos. plc, Class A*	140,000	1,174,600
RPC, Inc. (x)	475,000	4,688,250

		13,139,130

Oil, Gas & Consumable Fuels (0.4%)
Black Ridge Oil and Gas, Inc.*	455,030	12,468
CNX Resources Corp.*	224,000	2,558,080
CONSOL Energy, Inc.*	28,000	887,880
Navigator Holdings Ltd.*	180,083	1,692,780
ONEOK, Inc.	138,000	7,445,100

		12,596,308

Total Energy		25,735,438

Financials (4.1%)
Banks (2.0%)
Ameris Bancorp	9,000	285,030
Atlantic Capital Bancshares, Inc.*	50,000	818,500
Boston Private Financial Holdings, Inc.	450,000	4,756,500
Eagle Bancorp, Inc.*	50,000	2,435,500
FCB Financial Holdings, Inc., Class A*	72,000	2,417,760
Fidelity Southern Corp.	37,014	963,104
First Bancorp	83,150	715,090
First Busey Corp.	22,000	539,880
First Horizon National Corp.	53,000	697,480
Flushing Financial Corp.	632,100	13,609,113
FNB Corp.	46,000	452,640
Hilltop Holdings, Inc.	99,000	1,765,170
Hope Bancorp, Inc.	575,000	6,819,500
Huntington Bancshares, Inc.	250,000	2,980,000
Pinnacle Financial Partners, Inc.	7,000	322,700
Renasant Corp.	4,500	135,810
Sandy Spring Bancorp, Inc.	10,000	313,400
Seacoast Banking Corp. of Florida*	35,000	910,700
ServisFirst Bancshares, Inc.	26,000	828,620
South State Corp.	7,000	419,650
State Bank Financial Corp.	41,000	885,190
Sterling Bancorp	746,000	12,316,460
Thomasville Bancshares, Inc.	15,960	622,440
Towne Bank	11,000	263,450
Trustmark Corp.	24,000	682,320
United Community Banks, Inc.	23,000	493,580

		57,449,587

Capital Markets (1.8%)
BKF Capital Group, Inc.*	12,000	133,800
Charles Schwab Corp. (The)	98,000	4,069,940
Cohen & Steers, Inc.	441,000	15,135,120
GAM Holding AG (x)*	500,000	1,976,131
Janus Henderson Group plc	490,000	10,152,800
KKR & Co., Inc.	150,000	2,944,500
Legg Mason, Inc.	50,000	1,275,500
PJT Partners, Inc., Class A	105,000	4,069,800
Pzena Investment Management, Inc., Class A	72,154	624,132
Waddell & Reed Financial, Inc., Class A (x)	480,000	8,678,400
Wright Investors’ Service Holdings, Inc.*	255,000	96,900

		49,157,023

Consumer Finance (0.0%)
Medallion Financial Corp. (x)*	180,000	844,200

Insurance (0.3%)
Alleghany Corp.	3,295	2,053,839
Argo Group International Holdings Ltd.	71,300	4,794,925

		6,848,764

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	30,000	383,100
Crazy Woman Creek Bancorp, Inc.	14,000	224,700
OceanFirst Financial Corp.	4,500	101,295

		709,095

Total Financials		115,008,669

Health Care (5.0%)
Biotechnology (0.1%)
Achaogen, Inc. (x)*	95,010	116,862
Invitae Corp.*	142,000	1,570,520
Lexicon Pharmaceuticals, Inc. (x)*	20,000	132,800
OPKO Health, Inc. (x)*	69,000	207,690

		2,027,872

Health Care Equipment & Supplies (3.7%)
Align Technology, Inc.*	300	62,829
AngioDynamics, Inc.*	30,000	603,900
Biolase, Inc.*	1	1
Cantel Medical Corp.	33,000	2,456,850
Cardiovascular Systems, Inc.*	52,000	1,481,480
CONMED Corp.	66,000	4,237,200
Cooper Cos., Inc. (The)	20,000	5,090,000
Cutera, Inc.*	666,801	11,348,953
DexCom, Inc.*	20,500	2,455,900
Heska Corp.*	34,000	2,927,400
ICU Medical, Inc.*	25,500	5,855,565
Masimo Corp.*	109,000	11,703,330
Meridian Bioscience, Inc.	164,000	2,847,040
Neogen Corp.*	21,000	1,197,000
NuVasive, Inc.*	154,000	7,632,240
Nuvectra Corp.*	35,033	572,439
Orthofix Medical, Inc.*	60,000	3,149,400
Quidel Corp.*	456,000	22,261,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
STERIS plc	100,000	$10,685,000
Surmodics, Inc.*	40,000	1,890,400
Wright Medical Group NV*	182,500	4,967,650

		103,426,497

Health Care Providers & Services (1.0%)
Chemed Corp.	68,000	19,263,040
Henry Schein, Inc.*	20,000	1,570,400
Owens & Minor, Inc. (x)	190,000	1,202,700
Patterson Cos., Inc.	315,000	6,192,900

		28,229,040

Health Care Technology (0.0%)
Evolent Health, Inc., Class A*	64,000	1,276,800
Teladoc Health, Inc.*	10,000	495,700

		1,772,500

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	21,800	5,062,396

Pharmaceuticals (0.0%)
Akorn, Inc.*	100,000	339,000
Melinta Therapeutics, Inc.*	20,000	15,854
Pain Therapeutics, Inc.*	1	1

		354,855

Total Health Care		140,873,160

Industrials (34.1%)
Aerospace & Defense (4.9%)
AAR Corp.	75,000	2,800,500
Aerojet Rocketdyne Holdings, Inc.*	1,660,000	58,481,800
Astronics Corp.*	9,000	274,050
Astronics Corp., Class B*	22,937	697,508
Curtiss-Wright Corp.	420,000	42,890,400
Ducommun, Inc.*	75,020	2,724,726
HEICO Corp.	121,093	9,382,286
Innovative Solutions & Support, Inc.*	106,409	234,632
Moog, Inc., Class A	59,500	4,610,060
Moog, Inc., Class B	29,500	2,047,300
Sparton Corp.*	65,000	1,182,350
Textron, Inc.	287,000	13,199,130

		138,524,742

Building Products (1.2%)
AO Smith Corp.	80,000	3,416,000
Armstrong Flooring, Inc.*	330,000	3,907,200
Fortune Brands Home & Security, Inc.	20,000	759,800
Griffon Corp.	2,023,067	21,141,050
Johnson Controls International plc	120,000	3,558,000

		32,782,050

Commercial Services & Supplies (4.7%)
ACCO Brands Corp.	160,000	1,084,800
Casella Waste Systems, Inc., Class A*	170,000	4,843,300
Covanta Holding Corp.	210,000	2,818,200
KAR Auction Services, Inc.	440,000	20,996,800
Kimball International, Inc., Class B	171,000	2,426,490
Loomis AB, Class B	225,000	7,280,449
Matthews International Corp., Class A	81,543	3,312,277
McGrath RentCorp	24,000	1,235,520
Republic Services, Inc.	390,000	28,115,100
Rollins, Inc.	1,207,500	43,590,750
Team, Inc. (x)*	1,150,000	16,847,500

		132,551,186

Construction & Engineering (0.2%)
Aegion Corp.*	70,000	1,142,400
Arcosa, Inc.*	76,000	2,104,440
Granite Construction, Inc.	32,500	1,309,100
Valmont Industries, Inc.	10,000	1,109,500

		5,665,440

Electrical Equipment (1.4%)
AMETEK, Inc.	342,000	23,153,400
AZZ, Inc.	47,000	1,896,920
Rockwell Automation, Inc.	94,000	14,145,120
SGL Carbon SE*	15,000	104,670
Vicor Corp.*	15,000	566,850

		39,866,960

Industrial Conglomerates (0.4%)
Raven Industries, Inc.	52,500	1,899,975
Roper Technologies, Inc.	31,000	8,262,120

		10,162,095

Machinery (13.9%)
Actuant Corp., Class A	10,000	209,900
Albany International Corp., Class A	42,000	2,622,060
Altra Industrial Motion Corp.	31,000	779,650
Astec Industries, Inc.	420,000	12,679,800
Chart Industries, Inc.*	160,000	10,404,800
CIRCOR International, Inc. (x)	620,000	13,206,000
CNH Industrial NV	2,690,000	24,774,900
Crane Co.	555,000	40,059,900
Donaldson Co., Inc.	220,000	9,545,800
Eastern Co. (The)	207,708	5,022,379
EnPro Industries, Inc.	240,000	14,424,000
Evoqua Water Technologies Corp. (x)*	80,000	768,000
Federal Signal Corp.	645,000	12,835,500
Flowserve Corp.	104,000	3,954,080
Franklin Electric Co., Inc.	260,000	11,148,800
Gorman-Rupp Co. (The)	376,600	12,205,606
Graco, Inc.	450,000	18,832,500
IDEX Corp.	101,000	12,752,260
Interpump Group SpA	220,000	6,541,317
Kennametal, Inc.	250,000	8,320,000
LB Foster Co., Class A*	60,000	954,000
Lincoln Electric Holdings, Inc.	105,000	8,279,250
Lindsay Corp.	66,000	6,352,500
LS Starrett Co. (The), Class A	268,000	1,401,640
Lydall, Inc.*	31,000	629,610
Manitowoc Co., Inc. (The)*	10,000	147,700
Middleby Corp. (The)*	4,800	493,104
Mueller Industries, Inc.	1,400,000	32,704,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Mueller Water Products, Inc., Class A	1,412,000	$12,849,200
Navistar International Corp.*	895,000	23,225,250
Nordson Corp.	40,000	4,774,000
Park-Ohio Holdings Corp.	498,000	15,283,620
Spartan Motors, Inc.	290,000	2,096,700
Standex International Corp.	63,000	4,232,340
Tennant Co.	303,000	15,789,330
Toro Co. (The)	48,000	2,682,240
Trinity Industries, Inc.	108,000	2,223,720
Twin Disc, Inc.*	352,318	5,196,691
Watts Water Technologies, Inc., Class A	342,000	22,069,260
Welbilt, Inc.*	48,000	533,280
Woodward, Inc.	100,000	7,429,000

		390,433,687

Road & Rail (1.0%)
Hertz Global Holdings, Inc.*	2,170,000	29,620,500

Trading Companies & Distributors (6.1%)
GATX Corp.	840,000	59,480,400
Herc Holdings, Inc.*	1,270,000	33,007,300
Kaman Corp.	988,000	55,416,920
Lawson Products, Inc.*	80,000	2,528,000
Rush Enterprises, Inc., Class B‡	516,900	18,401,640
Titan Machinery, Inc.*	51,000	670,650
United Rentals, Inc.*	27,000	2,768,310

		172,273,220

Transportation Infrastructure (0.3%)
BBA Aviation plc	2,150,000	5,962,590
Macquarie Infrastructure Corp. (x)	80,000	2,924,800

		8,887,390

Total Industrials		960,767,270

Information Technology (3.8%)
Communications Equipment (0.1%)
Communications Systems, Inc.	370,052	751,205
EchoStar Corp., Class A*	30,000	1,101,600
Plantronics, Inc.	40,000	1,324,000

		3,176,805

Electronic Equipment, Instruments & Components (2.2%)
Badger Meter, Inc.	109,000	5,363,890
Bel Fuse, Inc., Class A‡	155,000	2,131,250
Belden, Inc.	6,000	250,620
CTS Corp.	972,748	25,184,446
Daktronics, Inc.	130,000	962,000
Itron, Inc.*	82,000	3,877,780
KEMET Corp.	26,000	456,040
Landis+Gyr Group AG	11,000	618,917
Littelfuse, Inc.	65,000	11,146,200
Park Electrochemical Corp.	750,000	13,552,500
Trans-Lux Corp.*	29,355	13,503

		63,557,146

IT Services (0.2%)
Alithya Group, Inc., Class A*	730,080	1,730,290
Internap Corp. (x)*	459,000	1,904,850
Steel Connect, Inc.*	600,000	1,038,000

		4,673,140

Semiconductors & Semiconductor Equipment (0.4%)
Cypress Semiconductor Corp.	810,000	10,303,200

Software (0.4%)
FalconStor Software, Inc.*	100,000	3,800
Fortinet, Inc.*	26,000	1,831,180
Tyler Technologies, Inc.*	47,000	8,733,540

		10,568,520

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp. (x)*	135,000	1,372,950
Diebold Nixdorf, Inc. (x)	1,684,000	4,193,160
NCR Corp.*	48,000	1,107,840
Stratasys Ltd.*	400,000	7,204,000
TransAct Technologies, Inc.	80,000	718,400

		14,596,350

Total Information Technology		106,875,161

Materials (8.2%)
Chemicals (4.7%)
Albemarle Corp.	28,000	2,157,960
Ashland Global Holdings, Inc.	58,000	4,115,680
Core Molding Technologies, Inc.	335,658	2,386,528
Ferro Corp.*	1,930,000	30,262,400
FMC Corp.	30,000	2,218,800
GCP Applied Technologies, Inc.*	370,000	9,083,500
HB Fuller Co.	270,000	11,520,900
Huntsman Corp.	138,000	2,662,020
Minerals Technologies, Inc.	177,000	9,087,180
NewMarket Corp.	15,500	6,387,395
Olin Corp.	120,000	2,413,200
OMNOVA Solutions, Inc.*	666,080	4,882,367
Platform Specialty Products Corp.*	65,000	671,450
Quaker Chemical Corp.	5,000	888,550
Scotts Miracle-Gro Co. (The)	83,000	5,101,180
Sensient Technologies Corp.	230,000	12,845,500
Takasago International Corp.	40,000	1,234,340
Tredegar Corp.	1,270,000	20,142,200
Valvoline, Inc.	164,720	3,187,332

		131,248,482

Containers & Packaging (1.5%)
Greif, Inc., Class A	212,030	7,868,433
Myers Industries, Inc.	1,600,000	24,176,000
Sonoco Products Co.	155,000	8,235,150

		40,279,583

Metals & Mining (1.6%)
Allegheny Technologies, Inc.*	660,000	14,368,200
Ampco-Pittsburgh Corp. (x)*	430,000	1,333,000
Barrick Gold Corp. (x)	24,000	324,960
Century Aluminum Co.*	52,000	380,120
Haynes International, Inc.	48,000	1,267,200
Kinross Gold Corp.*	45,000	145,800
Materion Corp.	450,000	20,245,500
TimkenSteel Corp.*	890,000	7,778,600

		45,843,380

Paper & Forest Products (0.4%)
Louisiana-Pacific Corp.	540,000	11,998,800

Total Materials		229,370,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
Ryman Hospitality Properties, Inc. (REIT)	687,000	$45,816,030
Seritage Growth Properties (REIT), Class A (x)	76,000	2,457,080

		48,273,110

Real Estate Management & Development (1.0%)
Capital Properties, Inc., Class A	67,000	988,250
Griffin Industrial Realty, Inc.‡	321,922	10,269,312
Gyrodyne LLC*	3,000	51,630
St Joe Co. (The)*	830,000	10,931,100
Tejon Ranch Co.*	370,059	6,135,578

		28,375,870

Total Real Estate		76,648,980

Utilities (7.9%)
Electric Utilities (4.3%)
El Paso Electric Co.	716,000	35,893,080
Evergy, Inc.	266,000	15,100,820
Otter Tail Corp.	370,000	18,366,800
PNM Resources, Inc.	1,272,000	52,266,480

		121,627,180

Gas Utilities (1.8%)
Chesapeake Utilities Corp.	6,000	487,800
National Fuel Gas Co.	182,000	9,314,760
Northwest Natural Holding Co.	32,000	1,934,720
ONE Gas, Inc.	40,000	3,184,000
Southwest Gas Holdings, Inc.	472,000	36,108,000

		51,029,280

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	240,000	3,470,400
Ormat Technologies, Inc. (x)	80,000	4,184,000

		7,654,400

Multi-Utilities (1.2%)
Black Hills Corp.	290,000	18,206,200
NorthWestern Corp.	280,000	16,643,200

		34,849,400

Water Utilities (0.3%)
Cadiz, Inc. (x)*	10,000	103,000
SJW Group	104,000	5,784,480
York Water Co. (The)	43,500	1,394,610

		7,282,090

Total Utilities		222,442,350

Total Common Stocks (96.3%) (Cost $1,612,255,394)		2,713,257,480

PREFERRED STOCK:
Industrials (0.1%)
Industrial Conglomerates (0.1%)
Steel Partners Holdings LP 6.000%	145,000	3,076,900

Total Preferred Stock (0.1%) (Cost $3,480,000)		3,076,900

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	877,500	—

Total Communication Services		—

Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	115,000	172,500

Total Consumer Staples		172,500

Health Care (0.0%)
Pharmaceuticals (0.0%)
Sanofi, CVR, expiring 12/31/20*	50,000	24,000

Total Health Care		24,000

Total Rights (0.0%) (Cost $335,269)		196,500

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	5,299,358	5,299,888

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.3%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $21,911,327, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $23,088,863. (xx)	$21,900,000	21,900,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,873,300, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,910,463. (xx)	1,873,002	1,873,002
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,200,455, collateralized by various Common Stocks; total market value $3,562,279. (xx)	3,200,000	3,200,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $7,003,280, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $7,140,000. (xx)	7,000,000	7,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $5,002,343, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $5,100,000. (xx)	$5,000,000	$5,000,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $10,001,406, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $10,954,759. (xx)	10,000,000	10,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $15,007,467, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $16,432,138. (xx)	15,000,000	15,000,000

Total Repurchase Agreements		63,973,002

Total Short-Term Investments (2.5%) (Cost $69,272,890)		69,272,890

Total Investments in Securities (98.9%) (Cost $1,685,343,553)		2,785,803,770
Other Assets Less Liabilities (1.1%)		31,250,073

Net Assets (100%)		$2,817,053,843

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $84,801,113. This was collateralized by $23,582,655 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 11/15/47 and by cash of $63,973,002 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Beasley Broadcast Group, Inc., Class A**	620,000	7,786,566	299,339	(32,138)	(1,056)	(5,727,711)	2,325,000	119,675	—
Bel Fuse, Inc., Class A	155,000	3,366,186	35,636	(28,574)	(18)	(1,241,980)	2,131,250	37,212	—
Canterbury Park Holding Corp.	323,000	5,313,350	—	—	—	(820,420)	4,492,930	90,440	—
Griffin Industrial Realty, Inc.	321,922	11,748,477	64,751	—	—	(1,543,916)	10,269,312	144,865	—
Ingles Markets, Inc., Class A	788,500	27,134,012	190,837	(60,948)	3,656	(5,804,587)	21,462,970	520,034	—
Myers Industries, Inc.***	1,600,000	30,030,000	1,110,000	—	—	(6,964,000)	24,176,000	855,900	—
Oil-Dri Corp. of America	438,000	18,177,000	—	—	—	(6,570,000)	11,607,000	411,720	—
Rush Enterprises, Inc., Class B	516,900	24,105,000	678,653	—	—	(6,382,013)	18,401,640	124,056	—

Total		127,660,591	2,379,216	(121,660)	2,582	(35,054,627)	94,866,102	2,303,902	—

**	Not affiliated at December 31, 2017.
***	Not affiliated at December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$318,632,720	$624,934	$—		$319,257,654
Consumer Discretionary	338,229,275	22,771,925	—		361,001,200
Consumer Staples	143,343,642	11,933,711	—		155,277,353
Energy	25,735,438	—	—		25,735,438
Financials	111,954,698	3,053,971	—		115,008,669
Health Care	140,873,160	—	—		140,873,160
Industrials	938,133,436	22,633,834	—		960,767,270
Information Technology	104,111,491	2,763,670	—		106,875,161
Materials	228,135,905	1,234,340	—		229,370,245
Real Estate	65,339,788	11,309,192	—		76,648,980
Utilities	222,442,350	—	—		222,442,350
Preferred Stock
Industrials	3,076,900	—	—		3,076,900
Rights
Communication Services	—	—	—	(a)	—	(a)
Consumer Staples	—	—	172,500		172,500
Health Care	24,000	—	—		24,000
Short-Term Investments
Investment Company	5,299,888	—	—		5,299,888
Repurchase Agreements	—	63,973,002	—		63,973,002

Total Assets	$2,645,332,691	$140,298,579	$172,500		$2,785,803,770

Total Liabilities	$—	$—	$—		$—

Total	$2,645,332,691	$140,298,579	$172,500		$2,785,803,770

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$203,997,057
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$289,373,276

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,350,429,349
Aggregate gross unrealized depreciation	(253,859,450)

Net unrealized appreciation	$1,096,569,899

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,689,233,871

For the year ended December 31, 2018, the Portfolio incurred approximately $212,697 as brokerage commissions with G. Research an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $45,679,573)	$70,690,102
Unaffiliated Issuers (Cost $1,575,690,978)	2,651,140,666
Repurchase Agreements (Cost $63,973,002)	63,973,002
Cash	94,921,899
Foreign cash (Cost $696,990)	685,088
Dividends, interest and other receivables	2,795,486
Receivable for Portfolio shares sold	970,394
Receivable for securities sold	311,082
Due from Custodian	213,336
Securities lending income receivable	117,459
Other assets	14,220

Total assets	2,885,832,734

LIABILITIES
Payable for return of collateral on securities loaned	63,973,002
Investment management fees payable	1,756,873
Payable for securities purchased	1,249,964
Payable for Portfolio shares redeemed	952,912
Distribution fees payable – Class IB	456,651
Administrative fees payable	238,191
Distribution fees payable – Class IA	45,739
Accrued expenses	105,559

Total liabilities	68,778,891

NET ASSETS	$2,817,053,843

Net assets were comprised of:
Paid in capital	$1,712,793,138
Total distributable earnings (loss)	1,104,260,705

Net assets	$2,817,053,843

Class IA
Net asset value, offering and redemption price per share, $207,870,210 / 4,155,831 shares outstanding (unlimited amount authorized: $0.01 par value)	$50.02

Class IB
Net asset value, offering and redemption price per share, $2,079,296,774 / 41,488,045 shares outstanding (unlimited amount authorized: $0.01 par value)	$50.12

Class K
Net asset value, offering and redemption price per share, $529,886,859 / 10,596,636 shares outstanding (unlimited amount authorized: $0.01 par value)	$50.01

(x)	Includes value of securities on loan of $84,801,113.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($2,303,902 of dividend income received from affiliates) (net of $211,122 foreign withholding tax)	$51,756,952
Interest	1,295,604
Securities lending (net)	2,122,204

Total income	55,174,760

EXPENSES
Investment management fees	23,746,674
Distribution fees – Class IB	6,246,218
Administrative fees	3,274,266
Distribution fees – Class IA	630,016
Printing and mailing expenses	284,567
Custodian fees	99,000
Professional fees	98,879
Trustees’ fees	81,765
Miscellaneous	82,572

Total expenses	34,543,957

NET INVESTMENT INCOME (LOSS)	20,630,803

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($2,582 of realized gain (loss) from affiliates)	152,296,807
Foreign currency transactions	(63,862)

Net realized gain (loss)	152,232,945

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(35,054,627) of change in unrealized appreciation (depreciation) from affiliates)	(689,167,196)
Foreign currency translations	(505)

Net change in unrealized appreciation (depreciation)	(689,167,701)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(536,934,756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(516,303,953)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,630,803	$21,245,883
Net realized gain (loss)	152,232,945	184,649,454
Net change in unrealized appreciation (depreciation)	(689,167,701)	285,653,308

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(516,303,953)	491,548,645

Distributions to shareholders: (a)
Class IA	(12,546,633)	(19,672,119)
Class IB	(125,015,804)	(190,249,286)
Class K	(33,545,019)	(48,276,317)

Total distributions to shareholders	(171,107,456)	(258,197,722)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 237,967 and 417,191 shares, respectively ]	14,791,967	25,479,686
Capital shares issued in reinvestment of dividends and distributions [ 237,322 and 321,199 shares, respectively ]	12,546,633	19,672,119
Capital shares repurchased [ (446,027) and (531,595) shares, respectively ]	(27,738,419)	(32,873,887)

Total Class IA transactions	(399,819)	12,277,918

Class IB
Capital shares sold [ 1,936,812 and 2,121,237 shares, respectively ]	119,252,495	130,295,437
Capital shares issued in reinvestment of dividends and distributions [ 2,360,168 and 3,100,733 shares, respectively ]	125,015,804	190,249,286
Capital shares repurchased [ (3,772,751) and (3,947,254) shares, respectively ]	(234,776,833)	(242,345,181)

Total Class IB transactions	9,491,466	78,199,542

Class K
Capital shares sold [ 1,126,019 and 730,300 shares, respectively ]	68,168,729	44,440,239
Capital shares issued in reinvestment of dividends and distributions [ 635,119 and 787,894 shares, respectively ]	33,545,019	48,276,317
Capital shares repurchased [ (1,222,688) and (1,165,437) shares, respectively ]	(75,774,706)	(71,843,100)

Total Class K transactions	25,939,042	20,873,456

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	35,030,689	111,350,916

TOTAL INCREASE (DECREASE) IN NET ASSETS	(652,380,720)	344,701,839
NET ASSETS:
Beginning of year	3,469,434,563	3,124,732,724

End of year (b)	$2,817,053,843	$3,469,434,563

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,521,316, $14,666,502 and $5,054,460 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $18,150,803, $175,582,784 and $43,221,857 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $2,830,101 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017		2016	2015		2014
Net asset value, beginning of year	$62.82		$58.54		$49.26	$55.58		$55.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.35	##	0.37	#####	0.23	0.21	####	0.10	###
Net realized and unrealized gain (loss)	(9.97)		8.84		11.23	(3.43)		1.58

Total from investment operations	(9.62)		9.21		11.46	(3.22)		1.68

Less distributions:
Dividends from net investment income	(0.35)		(0.38)		(0.27)	(0.23)		(0.11)
Distributions from net realized gains	(2.83)		(4.55)		(1.91)	(2.87)		(1.92)

Total dividends and distributions	(3.18)		(4.93)		(2.18)	(3.10)		(2.03)

Net asset value, end of year	$50.02		$62.82		$58.54	$49.26		$55.58

Total return	(15.57)%		16.08%		23.27%	(5.69	)%(dd)	3.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$207,870		$259,242		$229,444	$182,257		$176,538
Ratio of expenses to average net assets (f)	1.07%		1.07%		1.08%	1.08%		1.08%
Ratio of net investment income (loss) to average net assets (f)	0.57	%(aa)	0.61	%(aaaaa)	0.45%	0.39	%(aaaa)	0.18	%(aaa)
Portfolio turnover rate^	6%		10%		5%	3%		4%

	Year Ended December 31,
Class IB	2018		2017		2016	2015		2014
Net asset value, beginning of year	$62.94		$58.64		$49.34	$55.67		$56.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.35	##	0.37	#####	0.23	0.21	####	0.10	###
Net realized and unrealized gain (loss)	(9.99)		8.86		11.25	(3.44)		1.58

Total from investment operations	(9.64)		9.23		11.48	(3.23)		1.68

Less distributions:
Dividends from net investment income	(0.35)		(0.38)		(0.27)	(0.23)		(0.11)
Distributions from net realized gains	(2.83)		(4.55)		(1.91)	(2.87)		(1.92)

Total dividends and distributions	(3.18)		(4.93)		(2.18)	(3.10)		(2.03)

Net asset value, end of year	$50.12		$62.94		$58.64	$49.34		$55.67

Total return	(15.57)%		16.09%		23.28%	(5.70	)%(ee)	3.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,079,297		$2,578,261		$2,327,234	$1,979,091		$2,224,375
Ratio of expenses to average net assets (f)	1.07%		1.07%		1.08%	1.08%		1.08%
Ratio of net investment income (loss) to average net assets (f)	0.57	%(aa)	0.61	%(bbbbb)	0.44%	0.39	%(bbbb)	0.17	%(bbb)
Portfolio turnover rate^	6%		10%		5%	3%		4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016	2015		2014
Net asset value, beginning of year	$62.83		$58.53		$49.25	$55.58		$55.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.51	##	0.53	#####	0.36	0.35	####	0.23	###
Net realized and unrealized gain (loss)	(9.99)		8.85		11.25	(3.45)		1.59

Total from investment operations	(9.48)		9.38		11.61	(3.10)		1.82

Less distributions:
Dividends from net investment income	(0.51)		(0.53)		(0.42)	(0.36)		(0.25)
Distributions from net realized gains	(2.83)		(4.55)		(1.91)	(2.87)		(1.92)

Total dividends and distributions	(3.34)		(5.08)		(2.33)	(3.23)		(2.17)

Net asset value, end of year	$50.01		$62.83		$58.53	$49.25		$55.58

Total return	(15.36)%		16.39%		23.59%	(5.47	)%(ff)	3.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$529,887		$631,932		$568,055	$497,922		$586,177
Ratio of expenses to average net assets (f)	0.82%		0.82%		0.83%	0.83%		0.83%
Ratio of net investment income (loss) to average net assets (f)	0.82	%(aa)	0.86	%(ccccc)	0.69%	0.64	%(cccc)	0.42	%(ccc)
Portfolio turnover rate^	6%		10%		5%	3%		4%
##	Includes income resulting from special dividends. Without these dividends the per share income amounts would be $0.24, $0.24 and $0.40 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend the per share income amounts would be $0.07, $0.07 and $0.21 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from special dividends. Without these dividends the per share income amounts would be $0.17, $0.17, and $0.31 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.23, $0.23 and $0.38 for Class IA, Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratio for each class would be 0.18% lower.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.73)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.74)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.51)%.
(aaa)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IA would be 0.13%.
(bbb)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IB would be 0.12%.
(ccc)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class K would be 0.37%.
(aaaa)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IA would be 0.31%.
(bbbb)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IB would be 0.31%.
(cccc)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class K would be 0.56%.
(aaaaa)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IA would be 0.37%.
(bbbbb)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class IB would be 0.38%.
(ccccc)	Includes income resulting from a special dividend. Without this dividend, the ratio for Class K would be 0.62%.

See Notes to Financial Statements.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

➢	Post Advisory Group, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(2.23)%	2.80%	3.45%
Portfolio – Class K Shares*	(1.99)	3.05	3.70
ICE BofAML U.S. High Yield Index	(2.26)	3.82	4.31

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.23)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the ICE BofAML U.S. High Yield Index, which returned (2.26)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

An overweight allocation to short duration securities added to performance. Short duration securities were notable outperformers during 2018 as these securities displayed their defensive qualities by outperforming during both the rising rate environment in the beginning of the year, and during the risk-off/rising spread environment at the end of the year.

•	An overweight to the outperforming health care sector positively impacted relative performance.

•	Security selection in the riskiest (triple C-rated) credit, benefitted performance, particularly during the sharp weakness in the fourth quarter.

What hurt performance during the year:

•	Security selection in short duration detracted from performance.

•

Security selection in health care, where the Portfolio lagged the benchmark despite positive performance, in part because of a lack of exposure to longer duration bonds in the sector, which outperformed in the third quarter.

•	Security selection within the automotive sector had a negative impact on relative performance.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	5.45
Weighted Average Coupon (%)	6.44
Weighted Average Modified Duration (Years)*	4.10
Weighted Average Rating**	B+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Communication Services	16.2%
Information Technology	12.9
Repurchase Agreements	12.0
Health Care	11.9
Exchange Traded Funds	10.5
Industrials	10.2
Energy	10.1
Financials	8.7
Consumer Discretionary	7.6
Materials	4.2
Consumer Staples	3.9
Real Estate	1.2
Investment Company	0.0 #
Cash and Other	(9.4)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$979.70	$5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.04	5.22
Class K
Actual	1,000.00	981.10	3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.30	3.95

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (83.4%)
Communication Services (16.2%)
Diversified Telecommunication Services (4.7%)
Altice France SA 7.375%, 5/1/26§	$325,000	$298,188
CCO Holdings LLC
5.250%, 9/30/22	572,000	567,710
5.125%, 5/1/23§	1,215,000	1,181,588
5.875%, 4/1/24§	575,000	572,125
5.750%, 2/15/26§	400,000	391,000
5.875%, 5/1/27§	899,000	873,648
5.000%, 2/1/28§	310,000	285,200
CenturyLink, Inc.
Series G 6.875%, 1/15/28 (x)	375,000	330,000
Series T 5.800%, 3/15/22	375,000	359,531
Series W 6.750%, 12/1/23 (x)	270,000	260,226
Cincinnati Bell, Inc. 7.000%, 7/15/24§	585,000	482,625
Intelsat Jackson Holdings SA 8.500%, 10/15/24§	206,000	199,305
Level 3 Financing, Inc.
5.375%, 8/15/22	1,031,000	1,010,380
5.125%, 5/1/23	350,000	337,750
Sprint Capital Corp.
6.900%, 5/1/19	175,000	176,094
8.750%, 3/15/32	312,000	328,785
Virgin Media Finance plc
6.000%, 10/15/24§	800,000	773,000
5.750%, 1/15/25§	250,000	237,500
Windstream Services LLC
8.625%, 10/31/25§	312,000	276,120

		8,940,775

Entertainment (2.1%)
AMC Entertainment Holdings, Inc.
5.875%, 11/15/26 (x)	900,000	771,750
6.125%, 5/15/27 (x)	375,000	320,625
Ascend Learning LLC 6.875%, 8/1/25§	1,080,000	1,031,400
Cinemark USA, Inc. 4.875%, 6/1/23	550,000	528,000
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	396,000	377,190
National CineMedia LLC 6.000%, 4/15/22	355,000	356,349
Netflix, Inc.
5.500%, 2/15/22	500,000	504,375
4.875%, 4/15/28	214,000	195,275
5.875%, 11/15/28§	25,000	24,293

		4,109,257

Interactive Media & Services (0.5%)
Match Group, Inc. 6.375%, 6/1/24	358,000	366,055
Rackspace Hosting, Inc. 8.625%, 11/15/24§	652,000	508,560

		874,615

Media (5.5%)
Altice Financing SA 6.625%, 2/15/23§	625,000	600,000
Altice Luxembourg SA 7.750%, 5/15/22§	810,000	735,318
AMC Networks, Inc. 5.000%, 4/1/24	500,000	473,750
Cable One, Inc. 5.750%, 6/15/22§	50,000	50,312
CSC Holdings LLC
5.125%, 12/15/21§	389,000	381,726
5.250%, 6/1/24	750,000	693,750
5.375%, 2/1/28§	200,000	183,936
DISH DBS Corp.
7.875%, 9/1/19	432,000	440,986
5.875%, 7/15/22	326,000	297,475
McGraw-Hill Global Education Holdings LLC
7.875%, 5/15/24§	522,000	407,160
Meredith Corp. 6.875%, 2/1/26§	477,000	469,845
Midcontinent Communications 6.875%, 8/15/23§	350,000	358,750
Quebecor Media, Inc. 5.750%, 1/15/23	930,000	932,325
Sirius XM Radio, Inc.
4.625%, 5/15/23§	650,000	619,125
6.000%, 7/15/24§	865,000	867,162
Tribune Media Co. 5.875%, 7/15/22	538,000	539,076
Unitymedia GmbH 6.125%, 1/15/25§	550,000	554,757
Ziggo Bond Co. BV 6.000%, 1/15/27§	875,000	780,938
Ziggo BV 5.500%, 1/15/27§	1,310,000	1,201,925

		10,588,316

Wireless Telecommunication Services (3.4%)
Digicel Ltd. 6.000%, 4/15/21 (x)§	720,000	648,900
Hughes Satellite Systems Corp. 7.625%, 6/15/21	900,000	937,125
Sprint Communications, Inc.
7.000%, 8/15/20	135,000	137,700
6.000%, 11/15/22	325,000	318,922
Sprint Corp.
7.875%, 9/15/23	814,000	835,408
7.125%, 6/15/24	1,761,000	1,743,989
7.625%, 3/1/26	445,000	439,994
T-Mobile USA, Inc.
6.000%, 3/1/23	967,000	971,545
6.000%, 4/15/24	272,000	270,640
6.375%, 3/1/25	269,000	271,690

		6,575,913

Total Communication Services		31,088,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Consumer Discretionary (7.6%)
Auto Components (0.2%)
Icahn Enterprises LP
6.000%, 8/1/20	$226,000	$225,435
6.375%, 12/15/25	138,000	132,653

		358,088

Distributors (0.9%)
Core & Main LP 6.125%, 8/15/25§	241,000	213,285
LKQ Corp. 4.750%, 5/15/23	800,000	756,187
Univar USA, Inc. 6.750%, 7/15/23§	720,000	707,674

		1,677,146

Diversified Consumer Services (0.2%)
ServiceMaster Co. LLC (The) 5.125%, 11/15/24§	425,000	399,674

Hotels, Restaurants & Leisure (5.3%)
1011778 BC ULC
4.625%, 1/15/22§	760,000	733,400
4.250%, 5/15/24§	98,000	90,160
5.000%, 10/15/25§	1,526,000	1,398,197
Boyd Gaming Corp.
6.875%, 5/15/23	150,000	151,500
6.000%, 8/15/26	950,000	896,562
Boyne USA, Inc. 7.250%, 5/1/25§	700,000	721,000
Caesars Resort Collection LLC 5.250%, 10/15/25§	1,025,000	891,750
Eldorado Resorts, Inc.
7.000%, 8/1/23	560,000	574,728
6.000%, 9/15/26§	280,000	264,600
International Game Technology plc
6.250%, 2/15/22§	975,000	975,122
6.250%, 1/15/27§	400,000	384,500
LTF Merger Sub, Inc. 8.500%, 6/15/23§	600,000	606,504
MGM Resorts International
8.625%, 2/1/19	235,000	235,294
6.625%, 12/15/21	50,000	51,250
5.750%, 6/15/25	650,000	624,845
Scientific Games International, Inc. 10.000%, 12/1/22	354,000	358,213
Silversea Cruise Finance Ltd. 7.250%, 2/1/25§	163,000	172,324
Stars Group Holdings BV 7.000%, 7/15/26§	289,000	281,052
Station Casinos LLC 5.000%, 10/1/25§	825,000	746,625

		10,157,626

Household Durables (0.1%)
William Lyon Homes, Inc. 6.000%, 9/1/23	215,000	192,963

Multiline Retail (0.0%)
Cumberland Farms, Inc. 6.750%, 5/1/25§	131,000	131,655

Specialty Retail (0.9%)
KGA Escrow LLC 7.500%, 8/15/23§	469,000	461,965
Party City Holdings, Inc. 6.625%, 8/1/26 (x)§	143,000	128,700
Penske Automotive Group, Inc. 5.750%, 10/1/22	229,000	228,141
Staples, Inc. 8.500%, 9/15/25§	974,000	881,178

		1,699,984

Total Consumer Discretionary		14,617,136

Consumer Staples (3.9%)
Food & Staples Retailing (0.5%)
Rite Aid Corp. 6.125%, 4/1/23§	484,000	381,755
US Foods, Inc. 5.875%, 6/15/24§	580,000	562,600

		944,355

Food Products (2.1%)
B&G Foods, Inc. 4.625%, 6/1/21	500,000	489,375
Clearwater Seafoods, Inc. 6.875%, 5/1/25 (x)§	236,000	227,150
JBS USA LUX SA
5.750%, 6/15/25§	304,000	291,460
6.750%, 2/15/28§	581,000	565,031
Lamb Weston Holdings, Inc. 4.875%, 11/1/26§	246,000	235,853
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	503,000	457,101
Post Holdings, Inc.
5.500%, 3/1/25§	300,000	288,090
5.000%, 8/15/26§	275,000	249,562
5.750%, 3/1/27§	633,000	593,438
5.625%, 1/15/28§	224,000	204,960
Sigma Holdco BV 7.875%, 5/15/26§	567,000	492,581

		4,094,601

Household Products (0.5%)
Central Garden & Pet Co. 6.125%, 11/15/23	239,000	239,000
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	369,000	286,897
Spectrum Brands, Inc. 6.625%, 11/15/22	380,000	387,125

		913,022

Personal Products (0.8%)
First Quality Finance Co., Inc. 4.625%, 5/15/21§	284,000	273,350
Prestige Brands, Inc.
5.375%, 12/15/21§	778,000	760,495
6.375%, 3/1/24§	558,000	538,470

		1,572,315

Total Consumer Staples		7,524,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Energy (10.1%)
Energy Equipment & Services (0.3%)
Nabors Industries, Inc. 5.750%, 2/1/25	$301,000	$227,255
Precision Drilling Corp. 7.750%, 12/15/23	298,000	274,905

		502,160

Oil, Gas & Consumable Fuels (9.8%)
American Midstream Partners LP 9.500%, 12/15/21 (e)§	768,000	721,920
Antero Midstream Partners LP 5.375%, 9/15/24	325,000	303,875
Antero Resources Corp.
5.125%, 12/1/22	325,000	307,125
5.625%, 6/1/23	337,000	321,498
Ascent Resources Utica Holdings LLC
10.000%, 4/1/22§	343,000	351,026
7.000%, 11/1/26§	496,000	451,980
Berry Petroleum Co. LLC 7.000%, 2/15/26§	212,000	190,800
Blue Racer Midstream LLC
6.125%, 11/15/22§	705,000	678,703
6.625%, 7/15/26§	379,000	360,050
Callon Petroleum Co. 6.125%, 10/1/24	475,000	442,938
Calumet Specialty Products Partners LP
7.625%, 1/15/22	516,000	410,865
Chesapeake Energy Corp. 7.000%, 10/1/24 (x)	276,000	237,360
Crestwood Midstream Partners LP 6.250%, 4/1/23	370,000	350,575
CrownRock LP 5.625%, 10/15/25§	553,000	502,539
Delek Logistics Partners LP 6.750%, 5/15/25	485,000	470,450
Endeavor Energy Resources LP 5.500%, 1/30/26§	160,000	164,000
Extraction Oil & Gas, Inc.
7.375%, 5/15/24§	425,000	353,812
5.625%, 2/1/26§	875,000	641,047
Genesis Energy LP
5.625%, 6/15/24	386,000	331,960
6.500%, 10/1/25	578,000	508,640
Gulfport Energy Corp.
6.000%, 10/15/24	750,000	662,813
6.375%, 5/15/25	375,000	331,875
6.375%, 1/15/26	392,000	347,900
Hess Infrastructure Partners LP 5.625%, 2/15/26§	500,000	486,250
Hilcorp Energy I LP 6.250%, 11/1/28§	488,000	429,440
Holly Energy Partners LP 6.000%, 8/1/24§	749,000	726,530
Jagged Peak Energy LLC 5.875%, 5/1/26§	175,000	160,125
Matador Resources Co. 5.875%, 9/15/26	775,000	713,000
Parsley Energy LLC
6.250%, 6/1/24§	369,000	359,775
5.625%, 10/15/27§	267,000	242,970
PBF Holding Co. LLC 7.000%, 11/15/23	272,000	259,904
PBF Logistics LP 6.875%, 5/15/23	808,000	789,901
PDC Energy, Inc. 5.750%, 5/15/26	375,000	349,275
Range Resources Corp. 5.750%, 6/1/21	245,000	234,817
SemGroup Corp.
5.625%, 7/15/22	435,000	406,725
5.625%, 11/15/23	255,000	231,413
SM Energy Co. 6.750%, 9/15/26 (x)	274,000	243,860
Southern Star Central Corp. 5.125%, 7/15/22§	517,000	512,079
Southwestern Energy Co. 7.750%, 10/1/27 (x)	245,000	233,975
SRC Energy, Inc. 6.250%, 12/1/25	725,000	609,000
Summit Midstream Holdings LLC 5.500%, 8/15/22	358,000	349,050
Sunoco LP
4.875%, 1/15/23	475,000	466,588
5.500%, 2/15/26	375,000	355,312
Targa Resources Partners LP 6.750%, 3/15/24	566,000	576,471
TransMontaigne Partners LP 6.125%, 2/15/26	345,000	308,775
Whiting Petroleum Corp. 6.625%, 1/15/26	184,000	157,320
WPX Energy, Inc. 5.750%, 6/1/26	282,000	255,210

		18,901,516

Total Energy		19,403,676

Financials (8.5%)
Capital Markets (1.4%)
Drawbridge Special Opportunities Fund LP
5.000%, 8/1/21§	975,000	979,037
Eagle Holding Co. II LLC 7.625%, 5/15/22 PIK§	1,521,000	1,475,370
MSCI, Inc. 5.375%, 5/15/27§	184,000	180,090

		2,634,497

Consumer Finance (0.6%)
Ally Financial, Inc. 4.625%, 5/19/22	262,000	257,415
Curo Group Holdings Corp. 8.250%, 9/1/25§	202,000	158,570
Enova International, Inc. 8.500%, 9/1/24§	314,000	267,292
Lincoln Finance Ltd. 7.375%, 4/15/21§	575,000	584,304

		1,267,581

Diversified Financial Services (1.3%)
Oxford Finance LLC 6.375%, 12/15/22§	950,000	941,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Refinitiv US Holdings, Inc.
6.250%, 5/15/26§	$1,075,000	$1,030,656
8.250%, 11/15/26§	208,000	190,071
Verscend Escrow Corp. 9.750%, 8/15/26§	332,000	312,080

		2,474,494

Insurance (3.9%)
Acrisure LLC 7.000%, 11/15/25§	2,125,000	1,811,562
Alliant Holdings Intermediate LLC 8.250%, 8/1/23§	1,450,000	1,444,258
AssuredPartners, Inc. 7.000%, 8/15/25§	525,000	473,655
Fidelity & Guaranty Life Holdings, Inc.
5.500%, 5/1/25§	1,200,000	1,146,360
HUB International Ltd. 7.000%, 5/1/26§	750,000	676,875
NFP Corp. 6.875%, 7/15/25§	1,475,000	1,323,813
USIS Merger Sub, Inc. 6.875%, 5/1/25§	679,000	623,390

		7,499,913

Thrifts & Mortgage Finance (1.3%)
Freedom Mortgage Corp. 8.250%, 4/15/25§	352,000	300,960
Ladder Capital Finance Holdings LLLP
5.250%, 10/1/25§	1,222,000	1,084,525
Provident Funding Associates LP 6.375%, 6/15/25§	925,000	832,500
Quicken Loans, Inc. 5.750%, 5/1/25§	375,000	349,219

		2,567,204

Total Financials		16,443,689

Health Care (10.6%)
Biotechnology (0.3%)
Sotera Health Topco, Inc. 8.125%, 11/1/21 PIK§	630,000	584,268

Health Care Equipment & Supplies (0.3%)
Hill-Rom Holdings, Inc. 5.750%, 9/1/23§	222,000	222,000
Sotera Health Holdings LLC 6.500%, 5/15/23§	379,000	363,840

		585,840

Health Care Providers & Services (8.6%)
Centene Corp. 6.125%, 2/15/24	455,000	465,237
DaVita, Inc.
5.750%, 8/15/22	750,000	745,894
5.125%, 7/15/24	850,000	796,875
Encompass Health Corp.
5.125%, 3/15/23	100,000	98,500
5.750%, 11/1/24	825,000	818,235
5.750%, 9/15/25	50,000	48,899
Envision Healthcare Corp. 8.750%, 10/15/26 (x)§	1,194,000	1,031,318
HCA, Inc.
7.500%, 2/15/22	693,000	734,566
5.875%, 5/1/23	1,300,000	1,313,000
7.690%, 6/15/25	254,000	273,050
5.875%, 2/15/26	364,000	363,887
5.375%, 9/1/26	250,000	241,173
5.625%, 9/1/28	300,000	288,000
MEDNAX, Inc. 6.250%, 1/15/27§	285,000	275,025
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	876,000	816,870
NVA Holdings, Inc. 6.875%, 4/1/26 (x)§	1,825,000	1,633,375
Polaris Intermediate Corp. 8.407%, 12/1/22 PIK§	596,000	543,612
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 5/1/23§	1,800,000	1,813,266
Surgery Center Holdings, Inc.
8.875%, 4/15/21§	273,000	268,905
6.750%, 7/1/25 (x)§	360,000	307,800
Syneos Health, Inc. 7.500%, 10/1/24§	441,000	458,640
Team Health Holdings, Inc. 6.375%, 2/1/25 (x)§	673,000	548,495
Tenet Healthcare Corp.
7.500%, 1/1/22§	704,000	724,557
4.625%, 7/15/24	400,000	371,000
5.125%, 5/1/25	771,000	715,102
7.000%, 8/1/25 (x)	243,000	222,639
WellCare Health Plans, Inc. 5.375%, 8/15/26§	328,000	315,700
West Street Merger Sub, Inc. 6.375%, 9/1/25§	396,000	348,480

		16,582,100

Health Care Technology (0.3%)
IQVIA, Inc. 4.875%, 5/15/23§	524,000	510,900

Life Sciences Tools & Services (0.2%)
Charles River Laboratories International, Inc.
5.500%, 4/1/26§	312,000	308,880

Pharmaceuticals (0.9%)
Bausch Health Cos., Inc.
6.125%, 4/15/25§	526,000	454,990
5.500%, 11/1/25§	324,000	299,700
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26§	107,000	100,847
Endo Finance LLC 7.250%, 1/15/22§	292,000	255,500
Valeant Pharmaceuticals International, Inc.
9.250%, 4/1/26§	621,000	622,553

		1,733,590

Total Health Care		20,305,578

Industrials (10.2%)
Aerospace & Defense (2.2%)
Bombardier, Inc.
8.750%, 12/1/21§	176,000	180,840
7.500%, 12/1/24§	473,000	447,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
TransDigm UK Holdings plc 6.875%, 5/15/26§	$382,000	$364,810
TransDigm, Inc.
5.500%, 10/15/20	330,000	327,154
6.000%, 7/15/22	1,478,000	1,452,135
6.500%, 5/15/25	500,000	476,250
6.375%, 6/15/26	725,000	675,156
Triumph Group, Inc. 7.750%, 8/15/25	456,000	392,160

		4,315,741

Building Products (1.3%)
Masonite International Corp. 5.625%, 3/15/23§	74,000	71,410
Reliance Intermediate Holdings LP 6.500%, 4/1/23§	750,000	765,000
Standard Industries, Inc.
5.500%, 2/15/23§	660,000	646,800
6.000%, 10/15/25§	374,000	358,704
Summit Materials LLC 6.125%, 7/15/23	654,000	644,909

		2,486,823

Commercial Services & Supplies (2.7%)
ACCO Brands Corp. 5.250%, 12/15/24§	373,000	335,700
APX Group, Inc. 8.875%, 12/1/22§	328,000	328,410
Covanta Holding Corp. 6.000%, 1/1/27	325,000	291,297
Hulk Finance Corp. 7.000%, 6/1/26§	502,000	437,995
KAR Auction Services, Inc. 5.125%, 6/1/25§	550,000	495,000
Matthews International Corp. 5.250%, 12/1/25§	238,000	220,745
Multi-Color Corp.
6.125%, 12/1/22§	465,000	461,513
4.875%, 11/1/25§	455,000	391,300
Nielsen Finance LLC 5.000%, 4/15/22§	1,480,000	1,418,432
Prime Security Services Borrower LLC
9.250%, 5/15/23§	577,000	595,060
Waste Pro USA, Inc. 5.500%, 2/15/26§	125,000	115,000

		5,090,452

Construction & Engineering (0.4%)
AECOM 5.125%, 3/15/27	298,000	254,790
AECOM Global II LLC 5.000%, 4/1/22 (e)	265,000	262,350
New Enterprise Stone & Lime Co., Inc.
6.250%, 3/15/26§	249,000	226,590

		743,730

Machinery (0.9%)
EnPro Industries, Inc. 5.750%, 10/15/26§	314,000	303,795
Mueller Water Products, Inc. 5.500%, 6/15/26§	372,000	358,980
Novelis Corp.
6.250%, 8/15/24§	80,000	75,100
5.875%, 9/30/26§	217,000	189,940
Welbilt, Inc. 9.500%, 2/15/24	689,000	736,369

		1,664,184

Professional Services (0.6%)
IHS Markit Ltd. 5.000%, 11/1/22§	111,000	112,624
Jaguar Holding Co. II 6.375%, 8/1/23§	1,107,000	1,056,963

		1,169,587

Road & Rail (2.0%)
DAE Funding LLC
5.250%, 11/15/21§	278,000	273,482
4.500%, 8/1/22§	300,000	286,875
5.000%, 8/1/24§	1,357,000	1,309,505
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	957,000	916,328
Park Aerospace Holdings Ltd. 5.500%, 2/15/24§	366,000	352,732
Watco Cos. LLC 6.375%, 4/1/23§	755,000	756,888

		3,895,810

Trading Companies & Distributors (0.1%)
Beacon Roofing Supply, Inc. 6.375%, 10/1/23	161,000	159,792
WESCO Distribution, Inc. 5.375%, 6/15/24	25,000	23,719

		183,511

Total Industrials		19,549,838

Information Technology (11.0%)
Communications Equipment (1.2%)
CommScope Technologies LLC 6.000%, 6/15/25§	1,424,000	1,286,940
ViaSat, Inc. 5.625%, 9/15/25§	1,200,000	1,104,000

		2,390,940

Electronic Equipment, Instruments & Components (0.5%)
Anixter, Inc. 6.000%, 12/1/25§	232,000	229,680
Itron, Inc. 5.000%, 1/15/26 (x)§	389,000	355,935
Resideo Funding, Inc. 6.125%, 11/1/26§	300,000	297,000

		882,615

IT Services (2.9%)
Alliance Data Systems Corp. 5.375%, 8/1/22§	1,325,000	1,295,187
Exela Intermediate LLC 10.000%, 7/15/23§	534,000	512,640
First Data Corp. 5.375%, 8/15/23§	694,000	681,855
Gartner, Inc. 5.125%, 4/1/25§	192,000	184,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
GTT Communications, Inc. 7.875%, 12/31/24 (x)§	$470,000	$406,550
Unisys Corp. 10.750%, 4/15/22 (x)§	250,000	272,813
Zayo Group LLC
6.000%, 4/1/23	1,715,000	1,618,188
5.750%, 1/15/27§	736,000	656,880

		5,628,847

Software (5.4%)
ACI Worldwide, Inc. 5.750%, 8/15/26§	1,303,000	1,283,455
CDK Global, Inc. 5.875%, 6/15/26	230,000	230,644
Change Healthcare Holdings LLC 5.750%, 3/1/25§	1,691,000	1,576,857
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	1,725,000	1,806,938
HNA Ecotech Panorama Cayman Co. Ltd. 8.000%, 4/15/21§	335,000	317,196
Infor US, Inc. 6.500%, 5/15/22	1,100,000	1,059,960
Informatica LLC 7.125%, 7/15/23§	1,043,000	1,015,778
PTC, Inc. 6.000%, 5/15/24	500,000	501,250
Solera LLC 10.500%, 3/1/24§	665,000	708,225
Sophia LP 9.000%, 9/30/23§	1,901,000	1,901,000

		10,401,303

Technology Hardware, Storage & Peripherals (1.0%)
Dell International LLC
5.875%, 6/15/21 (b)§	746,000	746,000
7.125%, 6/15/24§	388,000	394,790
Everi Payments, Inc. 7.500%, 12/15/25§	371,000	351,077
NCR Corp.
4.625%, 2/15/21	280,000	271,600
5.875%, 12/15/21	127,000	123,825

		1,887,292

Total Information Technology		21,190,997

Materials (4.1%)
Chemicals (2.2%)
Ashland LLC 4.750%, 8/15/22 (e)	218,000	214,457
Blue Cube Spinco LLC 10.000%, 10/15/25	518,000	582,750
Huntsman International LLC 4.875%, 11/15/20	206,000	206,000
INEOS Group Holdings SA 5.625%, 8/1/24§	480,000	425,280
Koppers, Inc. 6.000%, 2/15/25§	363,000	321,255
NOVA Chemicals Corp. 4.875%, 6/1/24§	337,000	303,303
Nufarm Australia Ltd. 5.750%, 4/30/26§	599,000	545,989
PQ Corp.
6.750%, 11/15/22§	461,000	472,599
5.750%, 12/15/25§	384,000	355,200
Rayonier AM Products, Inc.
5.500%, 6/1/24§	600,000	529,500
Starfruit Finco BV 8.000%, 10/1/26 (x)§	300,000	279,750

		4,236,083

Containers & Packaging (1.9%)
Berry Global, Inc.
5.500%, 5/15/22	276,000	275,310
6.000%, 10/15/22	250,000	251,250
5.125%, 7/15/23	357,000	352,644
BWAY Holding Co.
5.500%, 4/15/24§	337,000	317,201
7.250%, 4/15/25§	811,000	727,873
Flex Acquisition Co., Inc. 7.875%, 7/15/26§	374,000	336,600
Owens-Brockway Glass Container, Inc.
5.000%, 1/15/22§	188,000	184,710
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	273,288	272,605
5.125%, 7/15/23§	625,000	592,969
W/S Packaging Holdings, Inc. 9.000%, 4/15/23§	280,000	278,600

		3,589,762

Total Materials		7,825,845

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Equinix, Inc. (REIT)
5.375%, 4/1/23	550,000	547,250
5.875%, 1/15/26	250,000	250,313
ESH Hospitality, Inc. (REIT)
5.250%, 5/1/25§	700,000	656,250
MGM Growth Properties Operating Partnership LP (REIT)
4.500%, 9/1/26	25,000	22,625
SBA Communications Corp. (REIT) 4.875%, 9/1/24	255,000	239,700

		1,716,138

Real Estate Management & Development (0.3%)
Greystar Real Estate Partners LLC 5.750%, 12/1/25§	288,000	278,550
Howard Hughes Corp. (The) 5.375%, 3/15/25§	376,000	353,919

		632,469

Total Real Estate		2,348,607

Total Corporate Bonds		160,298,535

Loan Participations (3.5%)
Financials (0.2%)
Capital Markets (0.2%)
Crown Finance US, Inc. (ICE LIBOR USD 1 Month + 2.50%), 5.022%, 2/28/25 (k)	343,884	325,314

Total Financials		325,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Health Care (1.3%)
Health Care Providers & Services (1.3%)
Dentalcorp Perfect Smile Ulc (ICE LIBOR USD 1 Month + 3.75%), 6.272%, 5/31/25 (k)	$384,377	$374,287
Envision Healthcare Corp. (ICE LIBOR USD 1 Month + 3.75%), 6.272%, 10/10/25 (k)	1,675,000	1,560,077
Sound Inpatient Physicians, Inc. (ICE LIBOR USD 1 Month + 6.75%), 9.272%, 6/26/26 (k)	500,000	481,250

		2,415,614

Total Health Care		2,415,614

Information Technology (1.9%)
IT Services (1.0%)
Asurion Term Loan (ICE LIBOR USD 1 Month + 6.50%), 9.022%, 8/4/25 (k)	1,700,000	1,649,000
Financial & Risk US Holdings, Inc. (ICE LIBOR USD 1 Month + 3.75%), 6.272%, 10/1/25 (k)	250,000	233,000

		1,882,000

Software (0.9%)
SS&C Technologies Holdings, Inc. (ICE LIBOR USD 1 Month + 2.25%), 4.772%, 4/16/25 (k)	895,876	845,675
Vertafore, Inc. (ICE LIBOR USD 3 Month + 7.25%), 10.053%, 7/2/26 (k)	975,000	929,906

		1,775,581

Total Information Technology		3,657,581

Materials (0.1%)
Metals & Mining (0.1%)
Aleris International, Inc. (ICE LIBOR USD 3 Month + 4.75%), 7.245%, 2/27/23 (k)	297,503	294,032

Total Materials		294,032

Total Loan Participations		6,692,541

Total Long-Term Debt Securities (86.9%) (Cost $176,948,457)		166,991,076

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (10.5%)
iShares iBoxx High Yield Corporate Bond ETF (x)	123,950	10,052,345
SPDR Bloomberg Barclays High Yield Bond ETF (x)	297,205	9,983,116

Total Exchange Traded Funds (10.5%) (Cost $21,974,184)		20,035,461

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Wireless Telecommunication Services (0.0%)
T-Mobile USA, Inc., CVR (r)* (Cost $—)	1,420,000	$—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	30,021	30,023

	Principal Amount	Value (Note 1)
Repurchase Agreements (12.0%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $2,081,076, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $2,192,915. (xx)	$2,080,000	2,080,000
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $5,000,686, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $5,102,393. (xx)	5,000,000	5,000,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,303,126, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,329,188. (xx)	1,302,916	1,302,916
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $4,000,644, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $4,081,044. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $1,000,504, collateralized by various Common Stocks; total market value $1,113,322. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $5,800,825, collateralized by various Common Stocks; total market value $6,456,631. (xx)	5,800,000	5,800,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $900,128, collateralized by various Common Stocks; total market value $1,001,891. (xx)	$900,000	$900,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $3,000,492, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $3,060,000. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		23,082,916

Total Short-Term Investments (12.0%) (Cost $23,112,939)		23,112,939

Total Investments in Securities (109.4%) (Cost $222,035,580)		210,139,476
Other Assets Less Liabilities (-9.4%)		(18,017,670)

Net Assets (100%)		$192,121,806

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $106,497,430 or 55.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Rule 144A Illiquid Security. At December 31, 2018, the market value of these securities amounted to $746,000 or 0.4% of net assets.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $23,257,668. This was collateralized by $670,112 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/15/19 - 2/15/48 and by cash of $23,082,916 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Rights
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
USD	— United States Dollar

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Corporate Bonds
Communication Services	$—	$31,088,876	$—	(a)	$31,088,876
Consumer Discretionary	—	14,617,136	—		14,617,136
Consumer Staples	—	7,524,293	—		7,524,293
Energy	—	19,403,676	—		19,403,676
Financials	—	16,443,689	—		16,443,689
Health Care	—	20,305,578	—		20,305,578
Industrials	—	19,549,838	—		19,549,838
Information Technology	—	21,190,997	—		21,190,997
Materials	—	7,825,845	—		7,825,845
Real Estate	—	2,348,607	—		2,348,607
Exchange Traded Funds	20,035,461	—	—		20,035,461

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Right
Communication Services	$—	$—	$—	(a)	$—	(a)
Loan Participations
Financials	—	325,314	—		325,314
Health Care	—	2,415,614	—		2,415,614
Information Technology	—	3,657,581	—		3,657,581
Materials	—	294,032	—		294,032
Short-Term Investments
Investment Company	30,023	—	—		30,023
Repurchase Agreements	—	23,082,916	—		23,082,916

Total Assets	$20,065,484	$190,073,992	$—		$210,139,476

Total Liabilities	$—	$—	$—		$—

Total	$20,065,484	$190,073,992	$—		$210,139,476

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$89,360,784
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$81,494,869

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$276,963
Aggregate gross unrealized depreciation	(12,256,270)

Net unrealized depreciation	$(11,979,307)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$222,118,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $198,952,664)	$187,056,560
Repurchase Agreements (Cost $23,082,916)	23,082,916
Cash	3,307,548
Foreign cash (Cost $2,305)	2,029
Dividends, interest and other receivables	2,746,296
Receivable for Portfolio shares sold	61,725
Receivable for securities sold	32,463
Securities lending income receivable	30,150
Other assets	892

Total assets	216,320,579

LIABILITIES
Payable for return of collateral on securities loaned	23,082,916
Payable for securities purchased	830,514
Investment management fees payable	81,525
Payable for Portfolio shares redeemed	74,843
Administrative fees payable	20,380
Distribution fees payable – Class IB	6,110
Unrealized depreciation on unfunded commitments	969
Trustees’ fees payable	10
Accrued expenses	101,506

Total liabilities	24,198,773

NET ASSETS	$192,121,806

Net assets were comprised of:
Paid in capital	$214,689,852
Total distributable earnings (loss)	(22,568,046)

Net assets	$192,121,806

Class IB
Net asset value, offering and redemption price per share, $28,368,575 / 3,172,556 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.94

Class K
Net asset value, offering and redemption price per share, $163,753,231 / 18,328,030 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.93

(x)	Includes value of securities on loan of $23,257,668.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$11,302,577
Dividends	1,189,972
Securities lending (net)	356,521

Total income	12,849,070

EXPENSES
Investment management fees	1,237,703
Administrative fees	249,690
Custodian fees	80,000
Distribution fees – Class IB	70,137
Professional fees	67,724
Printing and mailing expenses	28,005
Trustees’ fees	5,021
Miscellaneous	21,793

Gross expenses	1,760,073
Less: Waiver from investment manager	(65,243)

Net expenses	1,694,830

NET INVESTMENT INCOME (LOSS)	11,154,240

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(1,315,948)
Change in unrealized appreciation (depreciation) on:
Investments in securities	(13,754,077)
Foreign currency translations	(111)
Unfunded commitments	(969)

Net change in unrealized appreciation (depreciation)	(13,755,157)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,071,105)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,916,865)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,154,240	$9,978,501
Net realized gain (loss)	(1,315,948)	863,801
Net change in unrealized appreciation (depreciation)	(13,755,157)	1,599,896

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,916,865)	12,442,198

Distributions to shareholders: (a)
Class IB	(1,589,355)	(1,224,693)
Class K	(9,581,255)	(8,777,458)

Total distributions to shareholders	(11,170,610)	(10,002,151)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 895,496 and 885,382 shares, respectively ]	8,662,300	8,762,142
Capital shares issued in reinvestment of dividends [ 173,791 and 126,957 shares, respectively ]	1,589,355	1,224,693
Capital shares repurchased [ (642,129) and (319,015) shares, respectively ]	(6,191,047)	(3,153,699)

Total Class IB transactions	4,060,608	6,833,136

Class K
Capital shares sold [ 1,291,418 and 1,521,600 shares, respectively ]	12,499,114	15,211,532
Capital shares issued in reinvestment of dividends [ 1,048,658 and 910,711 shares, respectively ]	9,581,255	8,777,458
Capital shares repurchased [ (2,407,553) and (1,388,656) shares, respectively ]	(23,269,316)	(13,703,010)

Total Class K transactions	(1,188,947)	10,285,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,871,661	17,119,116

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,215,814)	19,559,163
NET ASSETS:
Beginning of year	204,337,620	184,778,457

End of year (b)	$192,121,806	$204,337,620

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,224,693 and $8,777,458 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.67	$9.53	$8.99	$9.87	$10.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.50	0.49	0.52	0.56	0.55
Net realized and unrealized gain (loss)	(0.70)	0.12	0.53	(0.86)	(0.37)

Total from investment operations	(0.20)	0.61	1.05	(0.30)	0.18

Less distributions:
Dividends from net investment income	(0.53)	(0.47)	(0.51)	(0.58)	(0.41)
Distributions from net realized gains	—	—	—	—	— #

Total dividends and distributions	(0.53)	(0.47)	(0.51)	(0.58)	(0.41)

Net asset value, end of year	$8.94	$9.67	$9.53	$8.99	$9.87

Total return	(2.23)%	6.46%	11.67%	(3.02)%	1.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,369	$26,553	$19,555	$13,208	$33,545
Ratio of expenses to average net assets:
After waivers (f)	1.04%	1.05%	1.07%	1.08%	1.18%
Before waivers (f)	1.07%	1.08%	1.09%	1.09%	1.18%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	5.20%	4.95%	5.49%	5.58%	5.30%
Before waivers (f)	5.16%	4.93%	5.47%	5.58%	5.30%
Portfolio turnover rate^	41%	61%	72%	98%	75%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.66	$9.52	$8.98	$9.87	$10.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.53	0.52	0.54	0.59	0.58
Net realized and unrealized gain (loss)	(0.71)	0.12	0.53	(0.88)	(0.37)

Total from investment operations	(0.18)	0.64	1.07	(0.29)	0.21

Less distributions:
Dividends from net investment income	(0.55)	(0.50)	(0.53)	(0.60)	(0.44)
Distributions from net realized gains	—	—	—	—	— #

Total dividends and distributions	(0.55)	(0.50)	(0.53)	(0.60)	(0.44)

Net asset value, end of year	$8.93	$9.66	$9.52	$8.98	$9.87

Total return	(1.99)%	6.73%	11.97%	(2.87)%	2.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$163,753	$177,784	$165,224	$133,870	$150,201
Ratio of expenses to average net assets:
After waivers (f)	0.79%	0.80%	0.82%	0.84%	0.92%
Before waivers (f)	0.82%	0.83%	0.84%	0.85%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	5.44%	5.20%	5.74%	5.86%	5.55%
Before waivers (f)	5.41%	5.18%	5.73%	5.86%	5.55%
Portfolio turnover rate^	41%	61%	72%	98%	75%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	(4.75)%	6.48%
Portfolio – Class K Shares*	(4.68)	6.66
Russell Microcap® Index	(13.08)	3.62

*  Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

   Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.75)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell Microcap® Index, which returned (13.08)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

As earnings improved across most sectors from 2017 to 2018, investors shifted assets towards high-growth areas of the market. The Portfolio’s strong security selection and high-growth style benefited from this environment as the information technology, health care, and consumer discretionary sectors led the market higher for a majority of the year.

•	Within the information technology sector, Everbridge, Inc. was the leading contributor to relative performance.

•	Within the health care sector, Tandem Diabetes Care, Inc. and Madrigal Pharmaceuticals were the leading contributors to relative performance.

What hurt performance during the year:

•

In the latter part of the year, fears of escalating trade tensions, a possible Federal Reserve policy misstep and slowing global growth preempted a dramatic reversal in the market. Momentum and growth factors, which had led the market through September, declined precipitously while smaller capitalization stocks also experienced a dramatic reversal of fortunes.

•	Security selection within the financials sector, specifically the banking industry, and consumer staples sector detracted from relative performance during the period.

How derivatives contributed/detracted from performance during the year?

•	The Portfolio may gain exposure to the index through derivative instruments, such as equity index futures. They had minimal impact on performance relative to the benchmark during the year.

Portfolio Positioning and Outlook — Lord Abbett and Co. LLC

During the fourth quarter, as the equity market correction ensued, we added to stable and defensive growth companies exhibiting technical support while trimming select secular and cyclical growth companies. We believe that many high growth companies are now more attractive as the sell-off of high growth stocks was overdone. We remain confident that segments of the U.S. economy that are in the midst of secular bull markets — such as e-commerce, biotechnology, and cloud software — will continue to lead global equity returns for the next decade, though we remain cautious. We began to rebuild positions in select secular growth stocks as we believe that improving fundamentals and moderate inflation levels will continue to support higher equity prices. The Portfolio continued to be tilted towards areas of innovation and we remain active both in researching these companies and in determining optimal weightings, taking into account

1290 VT MICRO CAP PORTFOLIO (Unaudited)

fundamental and technical factors. We are focused on identifying companies with sound business models, favorable industry conditions, competitive advantages, and competent management teams, and we continue to assess market sentiment and momentum factors to balance risk and opportunity.

Sector Weightings as of December 31, 2018	% of Net Assets
Health Care	30.1%
Information Technology	19.7
Financials	15.0
Repurchase Agreements	11.3
Industrials	11.0
Consumer Discretionary	9.7
Consumer Staples	2.8
Communication Services	2.8
Energy	2.3
Real Estate	2.2
Materials	1.6
Utilities	0.7
Investment Company	0.0 #
Cash and Other	(9.2)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$817.10	$5.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	816.90	4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.8%)
Diversified Telecommunication Services (0.2%)
Alaska Communications Systems Group, Inc.*	8,845	$12,737
IDT Corp., Class B	3,178	19,672
Ooma, Inc.*	3,582	49,718
ORBCOMM, Inc.*	13,949	115,219
Otelco, Inc., Class A*	460	7,438
Pareteum Corp. (x)*	11,810	19,959
pdvWireless, Inc.*	1,783	66,666
Windstream Holdings, Inc. (x)*	7,978	16,674

		308,083

Entertainment (0.4%)
Ballantyne Strong, Inc.*	2,026	2,330
Cinedigm Corp., Class A (x)*	2,428	1,326
Dolphin Entertainment, Inc.*	1,035	797
Global Eagle Entertainment, Inc.*	8,938	19,932
Glu Mobile, Inc.*	21,206	171,132
LiveXLive Media, Inc. (x)*	5,513	27,289
Marcus Corp. (The)	3,685	145,558
Reading International, Inc., Class A*	3,216	46,761
Rosetta Stone, Inc.*	3,749	61,484

		476,609

Interactive Media & Services (1.4%)
AutoWeb, Inc.*	1,919	5,853
Care.com, Inc.*	79,253	1,530,375
DHI Group, Inc.*	9,183	13,958
Meet Group, Inc. (The)*	13,335	61,741
QuinStreet, Inc.*	8,466	137,403
Travelzoo*	868	8,533
Zedge, Inc., Class B*	1,279	3,131

		1,760,994

Media (0.6%)
AH Belo Corp., Class A	3,533	11,906
Beasley Broadcast Group, Inc., Class A	1,384	5,190
Boston Omaha Corp., Class A (x)*	971	22,721
Cardlytics, Inc. (x)*	1,107	11,989
Central European Media Enterprises Ltd., Class A*	16,560	46,037
Daily Journal Corp. (x)*	214	50,076
Emmis Communications Corp., Class A*	2,072	6,610
Entercom Communications Corp., Class A	24,400	139,324
Entravision Communications Corp., Class A	12,352	35,944
Fluent, Inc.*	6,314	22,730
Harte-Hanks, Inc.*	704	1,704
Hemisphere Media Group, Inc.*	3,462	42,029
Lee Enterprises, Inc.*	9,925	20,942
Level Brands, Inc. (x)*	1,272	3,930
Marchex, Inc., Class B	6,689	17,726
McClatchy Co. (The), Class A (x)*	1,029	7,872
MDC Partners, Inc., Class A*	10,496	27,394
National CineMedia, Inc.	14,679	95,120
New Media Investment Group, Inc.	11,352	131,343
Saga Communications, Inc., Class A	738	24,524
Salem Media Group, Inc.	1,918	4,008
Social Reality, Inc. (x)*	1,616	3,297
TechTarget, Inc.*	3,890	47,497
Townsquare Media, Inc., Class A	1,578	6,438
Tribune Publishing Co.*	3,437	38,975
Urban One, Inc.*	4,244	6,833
Xcel Brands, Inc.*	1,406	1,589

		833,748

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	7,802	160,487
Gogo, Inc. (x)*	10,786	32,250
NII Holdings, Inc. (x)*	16,899	74,525
Spok Holdings, Inc.	3,489	46,264

		313,526

Total Communication Services		3,692,960

Consumer Discretionary (9.7%)
Auto Components (0.4%)
Horizon Global Corp. (x)*	4,517	6,459
Modine Manufacturing Co.*	9,497	102,663
Motorcar Parts of America, Inc.*	3,635	60,486
Shiloh Industries, Inc.*	2,864	16,697
Stoneridge, Inc.*	5,225	128,796
Strattec Security Corp.	673	19,382
Superior Industries International, Inc.	4,570	21,982
Sypris Solutions, Inc.*	1,848	1,442
Tower International, Inc.	3,786	90,107
Unique Fabricating, Inc.	1,396	5,891
UQM Technologies, Inc.*	9,681	8,229
VOXX International Corp.*	3,811	15,092
Workhorse Group, Inc. (x)*	9,381	4,953

		482,179

Automobiles (0.0%)
Arcimoto, Inc. (x)*	1,187	3,181

Distributors (0.1%)
AMCON Distributing Co.	60	5,985
Educational Development Corp.	1,214	10,355
Funko, Inc., Class A (x)*	2,027	26,655
Weyco Group, Inc.	1,127	32,875

		75,870

Diversified Consumer Services (0.5%)
American Public Education, Inc.*	3,048	86,746
Aspen Group, Inc. (x)*	2,553	13,990
Bridgepoint Education, Inc.*	5,032	35,274
Career Education Corp.*	12,926	147,615
Carriage Services, Inc.	3,370	52,235
Collectors Universe, Inc.	1,474	16,745
HyreCar, Inc. (x)*	617	1,475
K12, Inc.*	7,144	177,100
Lincoln Educational Services Corp.*	4,132	13,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Regis Corp.*	6,524	$110,582
Universal Technical Institute, Inc.*	3,635	13,268

		668,252

Hotels, Restaurants & Leisure (1.3%)
Ark Restaurants Corp.	421	7,730
Biglari Holdings, Inc., Class A*	17	9,990
Bojangles’, Inc.*	3,313	53,273
Bowl America, Inc., Class A	382	5,826
Canterbury Park Holding Corp.	441	6,134
Carrols Restaurant Group, Inc.*	6,630	65,239
Century Casinos, Inc.*	5,443	40,224
Chuy’s Holdings, Inc.*	3,197	56,715
Del Frisco’s Restaurant Group, Inc.*	6,355	45,438
Del Taco Restaurants, Inc.*	5,933	59,271
Denny’s Corp.*	11,626	188,457
Diversified Restaurant Holdings, Inc.*	2,603	2,525
Dover Downs Gaming & Entertainment, Inc.*	3,141	8,701
Dover Motorsports, Inc.	2,635	4,954
Drive Shack, Inc.*	11,566	45,339
El Pollo Loco Holdings, Inc.*	4,196	63,653
Empire Resorts, Inc. (x)*	658	6,666
Famous Dave’s of America, Inc. (x)*	909	4,172
FAT Brands, Inc. (x)	351	1,650
Flanigan’s Enterprises, Inc. (x)	153	3,888
Full House Resorts, Inc.*	4,203	8,490
Gaming Partners International Corp.	753	9,789
Golden Entertainment, Inc. (x)*	3,468	55,557
Good Times Restaurants, Inc. (x)*	1,912	4,780
Habit Restaurants, Inc. (The), Class A*	31,954	335,517
Inspired Entertainment, Inc.*	1,994	9,571
iPic Entertainment, Inc., Class A*	178	552
J Alexander’s Holdings, Inc.*	2,487	20,468
Kona Grill, Inc. (x)*	1,299	1,364
Lindblad Expeditions Holdings, Inc.*	4,027	54,203
Luby’s, Inc.*	3,227	3,872
Monarch Casino & Resort, Inc.*	2,149	81,963
Nathan’s Famous, Inc.	535	35,551
Nevada Gold & Casinos, Inc.*	2,918	6,945
Noodles & Co. (x)*	2,654	18,551
OBH, Inc.*	180	20,444
ONE Group Hospitality, Inc. (The)*	1,974	6,060
Papa Murphy’s Holdings, Inc. (x)*	1,511	7,177
Peak Resorts, Inc. (x)	1,692	7,919
PlayAGS, Inc.*	4,182	96,186
Potbelly Corp.*	4,291	34,543
RCI Hospitality Holdings, Inc.	1,704	38,050
Red Lion Hotels Corp.*	3,080	25,256
Ruth’s Hospitality Group, Inc.	5,551	126,174
Town Sports International Holdings, Inc.*	2,847	18,221
YogaWorks, Inc. (x)*	1,274	650

		1,707,698

Household Durables (1.9%)
Bassett Furniture Industries, Inc.	1,928	38,637
Beazer Homes USA, Inc.*	6,128	58,093
Century Communities, Inc.*	5,014	86,542
CSS Industries, Inc.	1,701	15,258
Dixie Group, Inc. (The)*	2,651	1,863
Emerson Radio Corp. (x)*	1,659	2,389
Flexsteel Industries, Inc.	1,389	30,669
Green Brick Partners, Inc.*	4,591	33,239
Hamilton Beach Brands Holding Co., Class A	1,293	30,334
Hooker Furniture Corp.	2,209	58,185
Hovnanian Enterprises, Inc., Class A*	22,825	15,610
LGI Homes, Inc. (x)*	12,789	578,319
Libbey, Inc.	4,147	16,090
Lifetime Brands, Inc.	2,268	22,748
Lovesac Co. (The) (x)*	50,010	1,147,229
M/I Homes, Inc.*	5,212	109,556
New Home Co., Inc. (The)*	2,374	12,416
Nova Lifestyle, Inc. (x)*	2,896	1,333
P&F Industries, Inc., Class A	381	2,945
Purple Innovation, Inc. (x)*	785	4,624
Skyline Champion Corp.	5,491	80,663
Turtle Beach Corp. (x)*	1,513	21,590
Universal Electronics, Inc.*	2,571	64,995
Vuzix Corp. (x)*	4,528	21,780
ZAGG, Inc.*	5,219	51,042

		2,506,149

Internet & Direct Marketing Retail (0.7%)
1-800-Flowers.com, Inc., Class A*	5,143	62,899
Duluth Holdings, Inc., Class B (x)*	1,547	39,031
EVINE Live, Inc.*	11,612	4,632
FTD Cos., Inc.*	3,232	4,783
Gaia, Inc. (x)*	46,718	483,999
Lands’ End, Inc. (x)*	2,099	29,827
Leaf Group Ltd.*	3,130	21,441
Liquidity Services, Inc.*	4,966	30,640
Overstock.com, Inc. (x)*	4,421	60,037
PetMed Express, Inc. (x)	3,804	88,481
Remark Holdings, Inc. (x)*	4,968	6,011
RumbleON, Inc., Class B (x)*	1,261	6,784
US Auto Parts Network, Inc.*	4,997	4,547

		843,112

Leisure Products (2.2%)
American Outdoor Brands Corp.*	10,217	131,391
Clarus Corp.	3,870	39,164
Escalade, Inc.	1,978	22,648
JAKKS Pacific, Inc.*	3,762	5,530
Johnson Outdoors, Inc., Class A	927	54,452
Malibu Boats, Inc., Class A*	52,953	1,842,764
Marine Products Corp.	1,413	23,894
MasterCraft Boat Holdings, Inc.*	3,511	65,656
Nautilus, Inc.*	5,725	62,402
YETI Holdings, Inc.*	41,921	622,108

		2,870,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Multiline Retail (0.0%)
Fred’s, Inc., Class A (x)*	4,945	$9,346
Tuesday Morning Corp. (x)*	8,315	14,135

		23,481

Professional Services (0.5%)
Upwork, Inc. (x)*	38,825	703,121

Specialty Retail (1.6%)
America’s Car-Mart, Inc.*	1,126	81,579
Ascena Retail Group, Inc.*	33,330	83,658
At Home Group, Inc.*	30,585	570,716
Barnes & Noble Education, Inc.*	7,344	29,449
Barnes & Noble, Inc.	11,346	80,443
Big 5 Sporting Goods Corp. (x)	3,715	9,622
Blink Charging Co. (x)*	3,399	5,846
Boot Barn Holdings, Inc.*	5,382	91,656
Build-A-Bear Workshop, Inc.*	2,592	10,238
Cato Corp. (The), Class A	4,322	61,675
Christopher & Banks Corp.*	5,444	2,533
Citi Trends, Inc.	2,338	47,672
Conn’s, Inc.*	3,752	70,763
Container Store Group, Inc. (The)*	2,937	14,010
Destination Maternity Corp.*	2,131	6,052
Destination XL Group, Inc.*	6,331	13,738
Francesca’s Holdings Corp. (x)*	6,265	6,082
GNC Holdings, Inc., Class A (x)*	15,808	37,465
Haverty Furniture Cos., Inc.	3,544	66,556
Hibbett Sports, Inc.*	3,621	51,780
J. Jill, Inc.*	3,237	17,253
Kirkland’s, Inc.*	3,010	28,685
Lazydays Holdings, Inc.*	1,013	5,470
Lumber Liquidators Holdings, Inc. (x)*	5,453	51,913
MarineMax, Inc.*	3,926	71,885
Pier 1 Imports, Inc.	15,561	4,759
Rent-A-Center, Inc.*	8,433	136,530
RTW RetailWinds, Inc.*	5,287	14,962
Sears Hometown and Outlet Stores, Inc. (x)*	1,809	3,853
Shoe Carnival, Inc. (x)	2,016	67,556
Sportsman’s Warehouse Holdings, Inc.*	7,395	32,390
Stage Stores, Inc. (x)	4,561	3,375
Stein Mart, Inc. (x)*	5,837	6,246
Tandy Leather Factory, Inc.*	1,027	5,833
Tile Shop Holdings, Inc.	7,543	41,336
Tilly’s, Inc., Class A	3,855	41,865
Trans World Entertainment Corp.*	3,193	2,012
Vitamin Shoppe, Inc.*	3,016	14,296
Winmark Corp.	465	73,935
Zumiez, Inc.*	3,535	67,766

		2,033,453

Textiles, Apparel & Luxury Goods (0.5%)
Crocs, Inc.*	12,652	328,699
Crown Crafts, Inc.	1,553	8,386
Culp, Inc.	2,144	40,522
Delta Apparel, Inc.*	1,249	21,520
Jerash Holdings US, Inc.	260	1,521
Lakeland Industries, Inc.*	1,370	14,303
Movado Group, Inc.	2,996	94,734
Rocky Brands, Inc.	1,312	34,112
Sequential Brands Group, Inc. (x)*	7,042	5,634
Superior Group of Cos., Inc.	1,733	30,587
Unifi, Inc.*	2,999	68,497
Vera Bradley, Inc.*	4,367	37,425
Vince Holding Corp. (x)*	559	5,216

		691,156

Total Consumer Discretionary		12,607,661

Consumer Staples (2.8%)
Beverages (0.9%)
Castle Brands, Inc. (x)*	18,297	15,562
Celsius Holdings, Inc. (x)*	4,468	15,504
Craft Brew Alliance, Inc.*	2,540	36,347
Eastside Distilling, Inc.*	985	6,087
MGP Ingredients, Inc. (x)	16,541	943,664
New Age Beverages Corp. (x)*	7,598	39,510
Primo Water Corp.*	6,238	87,394
Reed’s, Inc. (x)*	2,423	5,016
Willamette Valley Vineyards, Inc.*	769	5,298

		1,154,382

Food & Staples Retailing (1.3%)
Chefs’ Warehouse, Inc. (The)*	46,891	1,499,574
Ifresh, Inc.*	489	426
Ingles Markets, Inc., Class A	2,683	73,031
Natural Grocers by Vitamin Cottage, Inc.*	1,687	25,862
Smart & Final Stores, Inc.*	4,626	21,927
SpartanNash Co.	6,777	116,429
Village Super Market, Inc., Class A	1,604	42,891

		1,780,140

Food Products (0.4%)
Alico, Inc.	610	17,995
Bridgford Foods Corp.*	297	5,901
Farmer Brothers Co.*	1,887	44,024
Freshpet, Inc.*	5,022	161,508
John B Sanfilippo & Son, Inc.	1,634	90,948
Landec Corp.*	5,156	61,047
Lifeway Foods, Inc.*	768	1,444
Limoneira Co.	2,846	55,639
RiceBran Technologies (x)*	2,948	8,844
Rocky Mountain Chocolate Factory, Inc.	1,002	8,427
S&W Seed Co.*	3,220	5,828
Seneca Foods Corp., Class A*	1,394	39,339

		500,944

Household Products (0.0%)
Ocean Bio-Chem, Inc.	651	2,135
Oil-Dri Corp. of America	970	25,705
Orchids Paper Products Co. (x)*	1,952	1,835

		29,675

Personal Products (0.1%)
Lifevantage Corp.*	2,605	34,360
Mannatech, Inc.	296	5,565

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Natural Alternatives International, Inc.*	1,031	$10,135
Natural Health Trends Corp. (x)	1,402	25,923
Nature’s Sunshine Products, Inc.*	1,575	12,836
United-Guardian, Inc.	553	10,142
Veru, Inc. (x)*	7,386	10,340
Youngevity International, Inc.*	925	5,291

		114,592

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	21,782	54,237
Pyxus International, Inc. (x)*	1,565	18,561
Turning Point Brands, Inc.	1,489	40,531

		113,329

Total Consumer Staples		3,693,062

Energy (2.3%)
Energy Equipment & Services (1.1%)
Aspen Aerogels, Inc.*	3,398	7,238
Basic Energy Services, Inc.*	3,517	13,505
Bristow Group, Inc. (x)*	6,114	14,857
CARBO Ceramics, Inc. (x)*	3,724	12,960
Dawson Geophysical Co.*	3,943	13,327
Enservco Corp. (x)*	6,810	2,519
Era Group, Inc.*	3,856	33,701
Geospace Technologies Corp.*	2,527	26,053
Gulf Island Fabrication, Inc.	2,675	19,314
Hornbeck Offshore Services, Inc. (x)*	6,074	8,747
Independence Contract Drilling, Inc.*	9,305	29,032
ION Geophysical Corp.*	1,938	10,039
Key Energy Services, Inc. (x)*	1,902	3,937
Matrix Service Co.*	5,061	90,794
Mitcham Industries, Inc.*	1,968	5,038
Natural Gas Services Group, Inc.*	2,357	38,749
Newpark Resources, Inc.*	17,065	117,237
Nine Energy Service, Inc.*	2,837	63,946
Nordic American Offshore Ltd.	6,724	2,824
Nuverra Environmental Solutions, Inc. (x)*	224	1,837
PHI, Inc. (Non-Voting) (x)*	2,094	3,874
Pioneer Energy Services Corp.*	14,705	18,087
Profire Energy, Inc.*	4,634	6,719
Quintana Energy Services, Inc.*	1,188	4,110
Ranger Energy Services, Inc. (x)*	847	4,379
RigNet, Inc.*	2,627	33,205
SEACOR Holdings, Inc.*	3,261	120,657
SEACOR Marine Holdings, Inc.*	3,170	37,279
Smart Sand, Inc. (x)*	4,113	9,131
Solaris Oilfield Infrastructure, Inc., Class A	43,229	522,639
Superior Drilling Products, Inc.*	2,483	2,905
Synthesis Energy Systems, Inc. (x)*	1,703	1,226
TETRA Technologies, Inc.*	23,493	39,468
Tidewater, Inc.*	5,399	103,283

		1,422,616

Oil, Gas & Consumable Fuels (1.2%)
Abraxas Petroleum Corp.*	29,786	32,467
Adams Resources & Energy, Inc.	402	15,561
Aemetis, Inc. (x)*	2,432	1,475
Approach Resources, Inc. (x)*	8,320	7,255
Ardmore Shipping Corp.*	6,270	29,281
Bonanza Creek Energy, Inc.*	3,628	74,991
Centrus Energy Corp., Class A (x)*	919	1,553
Clean Energy Fuels Corp.*	26,298	45,233
Cloud Peak Energy, Inc. (x)*	13,538	4,959
Comstock Resources, Inc. (x)*	2,581	11,692
Contango Oil & Gas Co. (x)*	4,562	14,826
DHT Holdings, Inc.	17,559	68,831
Dorian LPG Ltd.*	5,241	30,555
Earthstone Energy, Inc., Class A*	3,473	15,698
Eclipse Resources Corp.*	16,239	17,051
Energy Fuels, Inc.*	16,334	46,552
Evolution Petroleum Corp.	4,801	32,743
Goodrich Petroleum Corp.*	1,737	23,450
Hallador Energy Co.	3,080	15,616
International Seaways, Inc.*	4,147	69,835
Isramco, Inc.*	138	16,353
Lilis Energy, Inc. (x)*	8,422	11,538
Lonestar Resources US, Inc., Class A*	2,679	9,778
Midstates Petroleum Co., Inc.*	2,789	20,945
NACCO Industries, Inc., Class A	712	24,137
NextDecade Corp. (x)*	1,385	7,479
Nordic American Tankers Ltd.	27,360	54,720
Northern Oil and Gas, Inc.*	37,094	83,832
Overseas Shipholding Group, Inc., Class A*	11,097	18,421
Pacific Ethanol, Inc.*	7,703	6,632
Panhandle Oil and Gas, Inc., Class A	3,009	46,640
Penn Virginia Corp.*	2,366	127,906
PrimeEnergy Corp.*	79	5,478
Renewable Energy Group, Inc.*	7,020	180,414
REX American Resources Corp.*	1,089	74,172
Ring Energy, Inc.*	11,028	56,022
Rosehill Resources, Inc. (x)*	225	502
Sanchez Energy Corp. (x)*	11,178	3,018
SandRidge Energy, Inc.*	5,915	45,013
SilverBow Resources, Inc.*	1,375	32,505
Teekay Tankers Ltd., Class A	36,848	34,195
Torchlight Energy Resources, Inc.*	8,846	4,992
TransAtlantic Petroleum Ltd.*	5,979	6,218
Ultra Petroleum Corp.*	30,788	23,402
Uranium Energy Corp. (x)*	33,007	41,259
VAALCO Energy, Inc.*	10,304	15,147
Vertex Energy, Inc. (x)*	4,209	4,293
W&T Offshore, Inc.*	17,741	73,093
Zion Oil & Gas, Inc.*	9,703	4,050

		1,591,778

Total Energy		3,014,394

Financials (15.0%)
Banks (9.0%)
1st Constitution Bancorp	1,339	26,686
Access National Corp.	3,031	64,651
ACNB Corp.	1,322	51,889
Allegiance Bancshares, Inc.*	2,280	73,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Amalgamated Bank, Class A	2,327	$45,377
American National Bankshares, Inc.	1,666	48,830
American River Bankshares	950	13,110
AmeriServ Financial, Inc.	2,987	12,038
Ames National Corp.	1,644	41,790
Arrow Financial Corp.	2,326	74,479
Atlantic Capital Bancshares, Inc.*	4,848	79,362
Auburn National Bancorporation, Inc.	424	13,424
Bancorp of New Jersey, Inc.*	965	12,564
Bancorp, Inc. (The)*	9,619	76,567
Bank of Commerce Holdings	2,850	31,236
Bank of Marin Bancorp	2,564	105,739
Bank of Princeton (The)	1,147	32,001
Bank of South Carolina Corp.	667	12,146
Bank of the James Financial Group, Inc.	768	9,984
Bankwell Financial Group, Inc.	1,250	35,888
Bar Harbor Bankshares	2,903	65,114
Baycom Corp.*	1,903	43,940
BCB Bancorp, Inc.	2,519	26,374
Blue Hills Bancorp, Inc.	4,402	93,939
Bridge Bancorp, Inc.	15,476	394,483
Bryn Mawr Bank Corp.	18,507	636,641
Business First Bancshares, Inc.	1,992	48,266
Byline Bancorp, Inc.*	31,536	525,390
C&F Financial Corp.	639	34,001
Cambridge Bancorp	697	58,025
Camden National Corp.	2,922	105,104
Capital Bancorp, Inc.*	1,219	13,909
Capital City Bank Group, Inc.	2,216	51,433
Capstar Financial Holdings, Inc.	1,652	24,334
Carolina Financial Corp.	3,996	118,242
Carolina Trust Bancshares, Inc.*	1,363	10,332
CB Financial Services, Inc. (x)	901	22,327
CBTX, Inc.	3,530	103,782
CenterState Bank Corp.	23,767	500,058
Central Valley Community Bancorp	2,216	41,816
Century Bancorp, Inc., Class A	562	38,064
Chemung Financial Corp.	603	24,910
Citizens & Northern Corp.	2,278	60,208
Citizens First Corp.	406	8,701
Citizens Holding Co.	690	14,345
Civista Bancshares, Inc.	2,634	45,884
CNB Financial Corp.	2,748	63,067
Coastal Financial Corp.*	1,200	18,276
Codorus Valley Bancorp, Inc.	1,797	38,186
Colony Bankcorp, Inc.	1,308	19,097
Community Bankers Trust Corp.*	4,131	29,826
Community Financial Corp. (The)	921	26,930
Community First Bancshares, Inc.*	605	7,048
Community Trust Bancorp, Inc.	2,946	116,691
Community West Bancshares	1,269	12,728
ConnectOne Bancorp, Inc.	5,772	106,609
County Bancorp, Inc.	988	17,162
Customers Bancorp, Inc.*	5,468	99,518
DNB Financial Corp.	677	18,279
Eagle Bancorp Montana, Inc.	947	15,313
Emclaire Financial Corp.	364	11,044
Enterprise Bancorp, Inc.	1,840	59,174
Equity Bancshares, Inc., Class A*	2,499	88,090
Esquire Financial Holdings, Inc.*	1,156	25,085
Evans Bancorp, Inc.	880	28,609
Farmers & Merchants Bancorp, Inc.	1,693	65,164
Farmers National Banc Corp.	4,812	61,305
Fauquier Bankshares, Inc.	701	12,800
Fidelity D&D Bancorp, Inc.	523	33,566
Fidelity Southern Corp.	4,155	108,113
Financial Institutions, Inc.	2,928	75,250
First Bancorp, Inc.	1,942	51,075
First Bancshares, Inc. (The)	2,316	70,059
First Bank	3,147	38,142
First Business Financial Services, Inc.	1,529	29,831
First Choice Bancorp	1,728	39,053
First Community Bankshares, Inc.	3,053	96,108
First Community Corp.	1,351	26,250
First Financial Corp.	2,298	92,265
First Financial Northwest, Inc.	1,615	24,984
First Foundation, Inc.*	7,263	93,402
First Guaranty Bancshares, Inc.	886	20,564
First Internet Bancorp	1,913	39,102
First Mid-Illinois Bancshares, Inc.	2,412	76,991
First Northwest Bancorp	1,819	26,976
First of Long Island Corp. (The)	4,682	93,406
First Savings Financial Group, Inc.	346	17,971
First United Corp.	1,316	20,951
First US Bancshares, Inc.	1,024	8,141
First Western Financial, Inc.*	1,169	13,689
Flushing Financial Corp.	5,231	112,623
FNCB Bancorp, Inc.	2,658	22,434
Franklin Financial Network, Inc.*	2,451	64,633
FVCBankcorp, Inc. (x)*	352	6,199
German American Bancorp, Inc.	4,011	111,385
Glen Burnie Bancorp	451	4,704
Great Southern Bancorp, Inc.	2,099	96,617
Green Bancorp, Inc.	5,049	86,540
Guaranty Bancshares, Inc.	1,444	43,060
Hanmi Financial Corp.	5,919	116,604
HarborOne Bancorp, Inc.*	2,763	43,904
Hawthorn Bancshares, Inc. (x)	1,153	24,248
Heritage Commerce Corp.	36,237	410,928
Heritage Financial Corp.	6,923	205,752
HomeTown Bankshares Corp. (x)	1,055	12,491
HomeTrust Bancshares, Inc.	3,316	86,813
Horizon Bancorp, Inc.	7,042	111,123
Howard Bancorp, Inc.*	2,441	34,906
Independent Bank Corp./MI	4,157	87,380
Investar Holding Corp.	1,694	42,011
Lakeland Bancorp, Inc.	8,596	127,307
Landmark Bancorp, Inc.	636	14,574
LCNB Corp.	1,748	26,482
Level One Bancorp, Inc. (x)	1,005	22,542
Limestone Bancorp, Inc.*	831	11,435
Macatawa Bank Corp.	4,967	47,783
Mackinac Financial Corp.	1,482	20,229
MBT Financial Corp.	3,434	31,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Melrose Bancorp, Inc.	355	$6,376
Mercantile Bank Corp.	3,084	87,154
Meridian Corp.*	1,062	17,693
Metropolitan Bank Holding Corp.*	1,224	37,760
Mid Penn Bancorp, Inc. (x)	897	20,649
Middlefield Banc Corp.	554	23,506
Midland States Bancorp, Inc.	4,068	90,879
MidSouth Bancorp, Inc.	2,899	30,729
MidWestOne Financial Group, Inc.	2,135	53,012
MutualFirst Financial, Inc.	1,114	29,599
MVB Financial Corp.	1,580	28,503
National Bankshares, Inc.	1,265	46,084
National Commerce Corp.*	3,389	122,004
Nicolet Bankshares, Inc.*	1,606	78,373
Northeast Bancorp	1,400	23,422
Northrim BanCorp, Inc.	1,289	42,369
Norwood Financial Corp.	1,090	35,970
Oak Valley Bancorp (x)	1,327	24,284
OFG Bancorp	8,225	135,384
Ohio Valley Banc Corp.	788	27,887
Old Line Bancshares, Inc.	2,914	76,696
Old Point Financial Corp. (x)	658	14,364
Old Second Bancorp, Inc.	5,721	74,373
Origin Bancorp, Inc.	3,331	113,520
Orrstown Financial Services, Inc.	1,425	25,949
Pacific City Financial Corp.	2,266	35,463
Pacific Mercantile Bancorp*	2,924	20,907
Parke Bancorp, Inc.	1,330	24,891
Patriot National Bancorp, Inc.	270	3,848
Peapack Gladstone Financial Corp.	3,497	88,054
Penns Woods Bancorp, Inc.	864	34,767
Peoples Bancorp of North Carolina, Inc.	859	21,011
Peoples Bancorp, Inc.	3,342	100,594
Peoples Financial Services Corp.	1,338	58,952
People’s Utah Bancorp	2,919	88,008
Plumas Bancorp	836	18,986
Preferred Bank	2,650	114,878
Premier Financial Bancorp, Inc.	2,175	32,429
QCR Holdings, Inc.	2,502	80,289
RBB Bancorp	2,671	46,929
Reliant Bancorp, Inc. (x)	1,870	43,085
Republic Bancorp, Inc., Class A	1,834	71,012
Republic First Bancorp, Inc.*	8,434	50,351
Salisbury Bancorp, Inc.	449	16,245
SB Financial Group, Inc.	1,083	17,815
SB One Bancorp	1,342	27,430
Select Bancorp, Inc.*	2,983	36,930
Shore Bancshares, Inc.	2,391	34,765
Sierra Bancorp	2,631	63,223
SmartFinancial, Inc.*	2,186	39,938
Sound Financial Bancorp, Inc.	419	13,638
Southern First Bancshares, Inc.*	1,319	42,300
Southern National Bancorp of Virginia, Inc.	3,708	49,020
Southwest Georgia Financial Corp.	370	7,504
Spirit of Texas Bancshares, Inc. (x)*	1,721	39,204
Stewardship Financial Corp.	1,391	12,658
Stock Yards Bancorp, Inc.	4,093	134,250
Summit Financial Group, Inc.	2,162	41,748
Summit State Bank	953	11,217
TriCo Bancshares	4,903	165,672
TriState Capital Holdings, Inc.*	4,682	91,112
Triumph Bancorp, Inc.*	4,566	135,610
Two River Bancorp	1,330	20,296
Union Bankshares, Inc.	745	35,574
United Bancorp, Inc.	833	9,296
United Bancshares, Inc.	499	9,681
United Security Bancshares	2,432	23,299
Unity Bancorp, Inc.	1,430	29,687
Univest Corp. of Pennsylvania	5,492	118,462
Veritex Holdings, Inc.*	4,417	94,435
Village Bank and Trust Financial Corp.*	108	3,418
Washington Trust Bancorp, Inc.	2,865	136,173
Wellesley Bank	373	10,347
West Bancorporation, Inc.	2,968	56,659

		11,762,319

Capital Markets (0.7%)
Arlington Asset Investment Corp., Class A (x)	5,862	42,441
Ashford, Inc.	131	6,799
B. Riley Financial, Inc.	3,907	55,479
Cowen, Inc.*	5,348	71,342
Diamond Hill Investment Group, Inc.	620	92,659
Donnelley Financial Solutions, Inc.*	6,430	90,213
GAIN Capital Holdings, Inc.	5,203	32,051
Great Elm Capital Group, Inc.*	4,063	13,733
Greenhill & Co., Inc.	3,386	82,618
Hennessy Advisors, Inc.	818	8,188
INTL. FCStone, Inc.*	2,919	106,777
Ladenburg Thalmann Financial Services, Inc.	19,574	45,608
Manning & Napier, Inc. (x)	2,840	4,998
Medley Management, Inc., Class A (x)	1,030	3,976
National Holdings Corp.*	903	2,438
Oppenheimer Holdings, Inc., Class A	1,838	46,961
Pzena Investment Management, Inc., Class A	3,391	29,332
Safeguard Scientifics, Inc.*	3,468	29,894
Siebert Financial Corp. (x)*	1,359	19,651
Silvercrest Asset Management Group, Inc., Class A	1,591	21,049
TheStreet, Inc.*	5,957	12,093
Value Line, Inc.	183	4,760
Westwood Holdings Group, Inc.	1,594	54,196

		877,256

Consumer Finance (0.3%)
Atlanticus Holdings Corp.*	1,038	3,778
Consumer Portfolio Services, Inc.*	3,076	9,259
Elevate Credit, Inc.*	3,876	17,365
Enova International, Inc.*	6,457	125,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
EZCORP, Inc., Class A*	9,563	$73,922
Nicholas Financial, Inc.*	1,211	12,594
Regional Management Corp.*	1,745	41,967
World Acceptance Corp.*	1,167	119,338

		403,876

Diversified Financial Services (0.1%)
A-Mark Precious Metals, Inc.	870	10,257
GWG Holdings, Inc.	178	1,497
Marlin Business Services Corp.	1,632	36,443
On Deck Capital, Inc.*	9,728	57,395

		105,592

Insurance (2.3%)
1347 Property Insurance Holdings, Inc.*	633	2,545
Atlantic American Corp.	932	2,255
Atlas Financial Holdings, Inc.*	1,858	15,031
Blue Capital Reinsurance Holdings Ltd.	1,133	6,232
Citizens, Inc. (x)*	9,406	70,733
Conifer Holdings, Inc.*	777	2,719
Crawford & Co., Class B	2,243	20,187
Donegal Group, Inc., Class A	1,774	24,206
eHealth, Inc.*	3,563	136,890
EMC Insurance Group, Inc.	1,759	56,024
FedNat Holding Co.	2,180	43,426
Global Indemnity Ltd.	1,601	58,004
Goosehead Insurance, Inc., Class A (x)*	34,264	900,801
Greenlight Capital Re Ltd., Class A*	5,487	47,298
Hallmark Financial Services, Inc.*	2,569	27,463
HCI Group, Inc.	1,388	70,524
Health Insurance Innovations, Inc., Class A (x)*	2,478	66,237
Heritage Insurance Holdings, Inc.	3,762	55,377
ICC Holdings, Inc.*	257	3,508
Independence Holding Co.	886	31,187
Investors Title Co.	259	45,760
Kingstone Cos., Inc.	1,766	31,241
National Security Group, Inc. (The)	286	3,721
NI Holdings, Inc.*	1,803	28,361
Protective Insurance Corp., Class B	1,769	29,454
Tiptree, Inc.	5,184	28,979
Trupanion, Inc. (x)*	43,548	1,108,732
Unico American Corp.*	411	2,610
United Insurance Holdings Corp.	3,981	66,164

		2,985,669

Mortgage Real Estate Investment Trusts (REITs) (0.7%)
AG Mortgage Investment Trust, Inc. (REIT)	5,306	84,525
Anworth Mortgage Asset Corp. (REIT)	18,607	75,172
Arbor Realty Trust, Inc. (REIT)	10,661	107,356
Ares Commercial Real Estate Corp. (REIT)	4,994	65,122
Cherry Hill Mortgage Investment Corp. (REIT)	2,912	51,076
Dynex Capital, Inc. (REIT)	10,566	60,437
Ellington Residential Mortgage REIT (REIT)	1,870	19,130
Exantas Capital Corp. (REIT)	5,778	57,896
Great Ajax Corp. (REIT)	3,016	36,343
Hunt Cos. Finance Trust, Inc. (REIT) (x)	3,611	10,327
Manhattan Bridge Capital, Inc. (REIT)	1,254	7,060
New York Mortgage Trust, Inc. (REIT)	29,354	172,895
Orchid Island Capital, Inc. (REIT) (x)	10,256	65,536
Owens Realty Mortgage, Inc. (REIT)	1,586	29,801
Ready Capital Corp. (REIT)	3,286	45,445
Tremont Mortgage Trust (REIT) (x)*	439	3,973
Western Asset Mortgage Capital Corp. (REIT)	9,034	75,344

		967,438

Thrifts & Mortgage Finance (1.9%)
Bancorp 34, Inc.	537	7,733
Bank7 Corp.*	681	9,091
BankFinancial Corp.	2,601	38,885
Bridgewater Bancshares, Inc.*	4,414	46,568
Broadway Financial Corp.*	2,547	2,674
BSB Bancorp, Inc.*	1,592	44,672
Central Federal Corp.*	601	7,026
Citizens Community Bancorp, Inc.	957	10,431
Dime Community Bancshares, Inc.	6,030	102,389
Elmira Savings Bank	472	8,236
Entegra Financial Corp.*	1,276	26,477
ESSA Bancorp, Inc.	1,825	28,488
Federal Agricultural Mortgage Corp., Class C	1,712	103,473
FFBW, Inc.*	515	5,165
First Capital, Inc.	597	23,713
First Defiance Financial Corp.	3,776	92,550
FS Bancorp, Inc.	711	30,488
FSB Bancorp, Inc.*	301	5,066
Greene County Bancorp, Inc.	583	18,143
Guaranty Federal Bancshares, Inc.	613	13,388
Hamilton Bancorp, Inc.*	528	7,339
Hingham Institution for Savings	251	49,633
HMN Financial, Inc.*	734	14,401
Home Bancorp, Inc.	1,449	51,295
HomeStreet, Inc.*	4,738	100,588
HopFed Bancorp, Inc.	945	12,559
HV Bancorp, Inc.	357	5,348
IF Bancorp, Inc.	533	10,724
Impac Mortgage Holdings, Inc.*	1,830	6,917
Kentucky First Federal Bancorp	753	5,203
Lake Shore Bancorp, Inc.	364	5,387
Luther Burbank Corp.	3,812	34,384
Malvern Bancorp, Inc.*	1,434	28,293
Merchants Bancorp	3,013	60,139
Meridian Bancorp, Inc.	9,169	131,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Meta Financial Group, Inc.	5,332	$103,387
Mr Cooper Group, Inc.*	13,997	163,345
MSB Financial Corp.	815	14,548
NMI Holdings, Inc., Class A*	12,027	214,682
Oconee Federal Financial Corp.	382	9,512
Ocwen Financial Corp.*	22,785	30,532
OP Bancorp (x)*	2,373	21,049
Ottawa Bancorp, Inc.	524	6,985
Pathfinder Bancorp, Inc.	624	8,830
PB Bancorp, Inc.	1,173	12,786
PCSB Financial Corp.	3,132	61,262
PDL Community Bancorp (x)*	1,644	20,945
Provident Bancorp, Inc.*	841	18,233
Provident Financial Holdings, Inc.	1,095	16,973
Prudential Bancorp, Inc.	1,680	29,568
Randolph Bancorp, Inc.*	920	13,018
Riverview Bancorp, Inc.	3,965	28,865
Sachem Capital Corp. (REIT)	2,323	9,083
Security National Financial Corp., Class A*	1,428	7,368
Severn Bancorp, Inc.	1,651	13,175
SI Financial Group, Inc.	2,190	27,879
Southern Missouri Bancorp, Inc.	1,360	46,104
Sterling Bancorp, Inc.	4,085	28,391
Territorial Bancorp, Inc.	1,436	37,307
Timberland Bancorp, Inc.	1,221	27,228
United Community Financial Corp.	9,178	81,225
United Financial Bancorp, Inc.	9,610	141,267
Waterstone Financial, Inc.	4,896	82,057
Western New England Bancorp, Inc.	5,110	51,304
WVS Financial Corp.	311	4,593

		2,479,667

Total Financials		19,581,817

Health Care (30.1%)
Biotechnology (13.2%)
Abeona Therapeutics, Inc. (x)*	6,003	42,861
Achaogen, Inc. (x)*	5,712	7,026
Achillion Pharmaceuticals, Inc.*	26,003	41,345
Adamas Pharmaceuticals, Inc. (x)*	4,245	36,252
ADMA Biologics, Inc. (x)*	3,702	8,848
Advaxis, Inc. (x)*	14,858	2,823
Adverum Biotechnologies, Inc.*	10,520	33,138
Aeglea BioTherapeutics, Inc.*	3,309	24,784
Aevi Genomic Medicine, Inc.*	7,713	5,399
Agenus, Inc. (x)*	16,410	39,056
AgeX Therapeutics, Inc. (x)*	1,632	4,881
Aileron Therapeutics, Inc.*	1,008	847
Akebia Therapeutics, Inc.*	16,373	90,543
Albireo Pharma, Inc.*	1,801	44,179
Aldeyra Therapeutics, Inc.*	4,105	34,071
Allena Pharmaceuticals, Inc.*	2,104	11,467
Alpine Immune Sciences, Inc.*	822	3,025
Anavex Life Sciences Corp. (x)*	7,110	11,092
Anixa Biosciences, Inc. (x)*	3,163	12,462
Applied Genetic Technologies Corp.*	2,909	7,243
Aptevo Therapeutics, Inc.*	3,477	4,416
Aptinyx, Inc.*	2,539	41,995
AquaBounty Technologies, Inc. (x)*	320	656
Aravive, Inc.*	1,103	3,883
Arbutus Biopharma Corp.*	6,591	25,244
Arcturus Therapeutics Ltd. (x)*	1,365	6,183
Arcus Biosciences, Inc. (x)*	5,860	63,112
Ardelyx, Inc.*	8,217	14,708
Arena Pharmaceuticals, Inc.*	11,630	452,988
ArQule, Inc.*	20,653	57,209
Arrowhead Pharmaceuticals, Inc. (x)*	16,634	206,594
Arsanis, Inc.*	813	1,886
Asterias Biotherapeutics, Inc. (x)*	5,993	3,716
Athersys, Inc. (x)*	21,314	30,692
aTyr Pharma, Inc. (x)*	4,706	2,333
Audentes Therapeutics, Inc.*	15,801	336,877
AVEO Pharmaceuticals, Inc. (x)*	20,772	33,235
Avid Bioservices, Inc.*	9,686	39,713
AzurRx BioPharma, Inc.*	1,982	2,398
Bellicum Pharmaceuticals, Inc.*	7,521	21,961
BioCryst Pharmaceuticals, Inc.*	20,762	167,549
Biohaven Pharmaceutical Holding Co. Ltd.*	5,404	199,840
BioSpecifics Technologies Corp.*	1,110	67,266
BioTime, Inc. (x)*	16,325	14,905
Bioxcel Therapeutics, Inc.*	1,002	3,868
BrainStorm Cell Therapeutics, Inc. (x)*	3,268	11,601
Caladrius Biosciences, Inc.*	1,542	5,490
Calithera Biosciences, Inc.*	5,985	24,000
Calyxt, Inc.*	1,171	12,132
Capricor Therapeutics, Inc. (x)*	2,671	1,095
Cara Therapeutics, Inc.*	6,209	80,717
CareDx, Inc.*	64,434	1,619,871
CASI Pharmaceuticals, Inc. (x)*	9,793	39,368
Catabasis Pharmaceuticals, Inc. (x)*	1,040	4,547
Catalyst Biosciences, Inc.*	2,314	18,257
Catalyst Pharmaceuticals, Inc.*	18,483	35,487
Celcuity, Inc.*	1,107	26,557
Cellular Biomedicine Group, Inc.*	2,279	40,247
CEL-SCI Corp. (x)*	4,896	14,052
Celsion Corp. (x)*	3,238	4,566
Checkpoint Therapeutics, Inc.*	4,399	8,006
ChemoCentryx, Inc.*	4,293	46,837
Chimerix, Inc.*	8,114	20,853
Cidara Therapeutics, Inc. (x)*	4,704	11,054
Cleveland BioLabs, Inc. (x)*	775	783
Cohbar, Inc. (m)(x)*	4,454	13,852
Conatus Pharmaceuticals, Inc. (x)*	4,912	8,498
Concert Pharmaceuticals, Inc.*	4,068	51,053
Constellation Pharmaceuticals, Inc.*	690	2,767
ContraFect Corp. (x)*	12,690	19,416
Corbus Pharmaceuticals Holdings, Inc. (x)*	9,162	53,506
Corvus Pharmaceuticals, Inc.*	2,517	9,237
Crinetics Pharmaceuticals, Inc. (x)*	1,315	39,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CTI BioPharma Corp.*	9,278	$6,806
Cue Biopharma, Inc.*	3,455	16,238
Cytokinetics, Inc.*	8,784	55,515
CytomX Therapeutics, Inc.*	8,486	128,139
CytRx Corp. (x)*	5,035	2,260
Deciphera Pharmaceuticals, Inc.*	26,340	552,877
Denali Therapeutics, Inc. (x)*	64,968	1,342,239
Dicerna Pharmaceuticals, Inc.*	10,241	109,476
Edge Therapeutics, Inc. (x)*	3,437	1,103
Eidos Therapeutics, Inc. (x)*	1,475	20,296
Eiger BioPharmaceuticals, Inc. (x)*	2,299	23,358
Entasis Therapeutics Holdings, Inc.*	974	3,964
Equillium, Inc.*	988	8,062
Evelo Biosciences, Inc. (x)*	2,577	33,527
Fate Therapeutics, Inc.*	11,527	147,891
Fennec Pharmaceuticals, Inc.*	2,240	14,291
Five Prime Therapeutics, Inc.*	6,430	59,799
Flexion Therapeutics, Inc. (x)*	6,422	72,697
Fortress Biotech, Inc. (x)*	6,406	5,509
Forty Seven, Inc. (x)*	1,621	25,482
Galectin Therapeutics, Inc. (x)*	6,038	20,710
Gemphire Therapeutics, Inc. (x)*	1,992	1,552
Genprex, Inc.*	1,490	1,639
Geron Corp. (x)*	32,661	32,661
GlycoMimetics, Inc.*	6,518	61,725
Gritstone Oncology, Inc. (x)*	1,293	19,977
GTx, Inc. (x)*	923	720
Histogenics Corp.*	7,828	692
Homology Medicines, Inc.*	32,181	719,567
Idera Pharmaceuticals, Inc.*	3,467	9,604
ImmuCell Corp.*	679	4,631
Immune Design Corp.*	6,131	7,970
Infinity Pharmaceuticals, Inc.*	8,237	9,720
Inovio Pharmaceuticals, Inc.*	15,841	63,364
Insys Therapeutics, Inc. (x)*	5,049	17,671
Intellia Therapeutics, Inc.*	32,250	440,212
Invitae Corp.*	12,478	138,007
Jounce Therapeutics, Inc.*	2,870	9,672
Kadmon Holdings, Inc. (x)*	19,144	39,820
KalVista Pharmaceuticals, Inc.*	1,272	25,122
Karyopharm Therapeutics, Inc.*	9,258	86,747
Kezar Life Sciences, Inc. (x)*	988	23,317
Kindred Biosciences, Inc.*	5,921	64,835
Kiniksa Pharmaceuticals Ltd., Class A*	1,227	34,466
Kodiak Sciences, Inc.*	1,793	12,730
Krystal Biotech, Inc. (x)*	1,262	26,224
Kura Oncology, Inc.*	5,385	75,605
La Jolla Pharmaceutical Co. (x)*	4,117	38,823
Leap Therapeutics, Inc. (x)*	1,006	2,012
LogicBio Therapeutics, Inc.*	1,546	16,078
MacroGenics, Inc.*	7,494	95,174
Magenta Therapeutics, Inc. (x)*	715	4,075
MannKind Corp. (x)*	27,544	29,197
Marker Therapeutics, Inc. (x)*	1,321	7,332
MediciNova, Inc. (x)*	7,595	62,051
MEI Pharma, Inc.*	12,760	33,686
MeiraGTx Holdings plc*	655	6,314
Merrimack Pharmaceuticals, Inc.*	2,250	8,685
Mersana Therapeutics, Inc.*	2,262	9,229
Minerva Neurosciences, Inc.*	5,872	39,577
Miragen Therapeutics, Inc.*	4,951	15,002
Mirati Therapeutics, Inc. (x)*	30,741	1,304,033
Molecular Templates, Inc. (x)*	2,335	9,433
Moleculin Biotech, Inc. (x)*	3,398	3,534
Mustang Bio, Inc. (x)*	2,982	8,767
Myovant Sciences Ltd. (x)*	84,110	1,380,245
NantKwest, Inc. (x)*	5,326	6,178
Natera, Inc.*	6,268	87,501
Neon Therapeutics, Inc. (x)*	1,109	5,578
Neurotrope, Inc.*	1,296	4,627
NewLink Genetics Corp.*	5,357	8,143
Novavax, Inc. (x)*	72,505	133,409
Novelion Therapeutics, Inc.*	3,012	2,590
Nymox Pharmaceutical Corp.*	6,069	7,950
OncoMed Pharmaceuticals, Inc.*	4,471	3,341
OncoSec Medical, Inc. (x)*	11,406	7,300
Ophthotech Corp.*	6,953	8,344
Organovo Holdings, Inc. (x)*	21,953	21,011
Orgenesis, Inc. (x)*	2,027	9,486
Ovid therapeutics, Inc.*	2,397	5,801
Palatin Technologies, Inc. (x)*	36,989	26,203
PDL BioPharma, Inc.*	27,298	79,164
Pfenex, Inc.*	5,438	17,347
PhaseBio Pharmaceuticals, Inc.*	1,795	5,547
Pieris Pharmaceuticals, Inc.*	9,720	25,855
PolarityTE, Inc. (x)*	1,885	25,429
Principia Biopharma, Inc. (x)*	1,068	29,253
Progenics Pharmaceuticals, Inc.*	16,176	67,939
Protagonist Therapeutics, Inc.*	2,628	17,686
Proteon Therapeutics, Inc.*	1,723	3,911
Proteostasis Therapeutics, Inc.*	6,793	22,009
Prothena Corp. plc*	7,682	79,125
Ra Pharmaceuticals, Inc.*	2,813	51,197
Recro Pharma, Inc.*	3,553	25,226
Repligen Corp.*	14,150	746,271
Replimune Group, Inc. (x)*	1,438	14,380
Rexahn Pharmaceuticals, Inc. (x)*	7,506	6,981
Rhythm Pharmaceuticals, Inc.*	2,903	78,033
Rigel Pharmaceuticals, Inc.*	32,066	73,752
Riot Blockchain, Inc. (x)*	2,396	3,618
Rocket Pharmaceuticals, Inc. (x)*	38,190	565,976
Savara, Inc.*	5,523	41,809
Scholar Rock Holding Corp. (x)*	1,244	28,575
Selecta Biosciences, Inc.*	3,375	8,977
SELLAS Life Sciences Group, Inc.*	662	814
Seres Therapeutics, Inc.*	3,980	17,990
Sesen Bio, Inc. (x)*	11,288	16,029
Soleno Therapeutics, Inc.*	1,770	3,027
Sophiris Bio, Inc.*	5,560	4,615
Sorrento Therapeutics, Inc. (x)*	20,893	50,143
Spark Therapeutics, Inc.*	6,676	261,299
Spero Therapeutics, Inc.*	1,510	9,286
Spring Bank Pharmaceuticals, Inc.*	2,633	27,357
Stemline Therapeutics, Inc.*	5,404	51,338
Sunesis Pharmaceuticals, Inc.*	6,152	2,557
Surface Oncology, Inc.*	2,132	9,040
Sutro Biopharma, Inc.*	1,219	10,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Syndax Pharmaceuticals, Inc.*	2,697	$12,002
Synergy Pharmaceuticals, Inc. (x)*	46,430	5,288
Synlogic, Inc. (x)*	2,900	20,329
Syros Pharmaceuticals, Inc.*	4,740	26,402
T2 Biosystems, Inc.*	5,835	17,563
TG Therapeutics, Inc.*	12,017	49,270
Tocagen, Inc.*	3,418	28,062
Tracon Pharmaceuticals, Inc. (x)*	3,331	2,099
Translate Bio, Inc. (x)*	1,893	14,197
Trevena, Inc. (x)*	12,748	5,482
Twist Bioscience Corp. (x)*	951	21,959
Tyme Technologies, Inc. (x)*	19,825	73,154
uniQure NV*	15,281	440,398
UNITY Biotechnology, Inc. (x)*	4,712	76,617
Unum Therapeutics, Inc. (x)*	3,607	15,871
Vaccinex, Inc.*	591	2,222
Vanda Pharmaceuticals, Inc.*	9,758	254,977
Vaxart, Inc.*	733	1,356
Veracyte, Inc.*	5,400	67,932
Verastem, Inc. (x)*	13,135	44,134
Vericel Corp.*	8,169	142,141
Vical, Inc.*	3,588	4,234
Viking Therapeutics, Inc. (x)*	11,457	87,646
Vital Therapies, Inc. (x)*	5,935	1,106
Voyager Therapeutics, Inc.*	4,125	38,775
vTv Therapeutics, Inc., Class A (x)*	1,328	3,519
XBiotech, Inc. (x)*	3,824	19,426
Xencor, Inc.*	19,649	710,508
XOMA Corp. (x)*	1,167	14,763
Y-mAbs Therapeutics, Inc. (x)*	1,311	26,666
Zafgen, Inc.*	5,888	29,146
ZIOPHARM Oncology, Inc. (x)*	25,154	47,038

		17,263,885

Health Care Equipment & Supplies (9.6%)
Accuray, Inc.*	15,961	54,427
Alphatec Holdings, Inc.*	3,187	7,298
AngioDynamics, Inc.*	6,987	140,648
Anika Therapeutics, Inc.*	2,671	89,772
Antares Pharma, Inc.*	27,501	74,803
Apollo Endosurgery, Inc.*	1,865	6,434
AtriCure, Inc.*	7,049	215,699
AxoGen, Inc.*	10,783	220,297
Axonics Modulation Technologies, Inc. (x)*	1,302	19,673
Bellerophon Therapeutics, Inc. (x)*	4,137	3,315
Biolase, Inc. (x)*	1,952	1,933
BioLife Solutions, Inc.*	1,109	13,341
Biomerica, Inc.*	1,135	1,930
Bovie Medical Corp.*	6,008	38,932
CAS Medical Systems, Inc.*	4,576	7,322
Cerus Corp.*	25,257	128,053
Chembio Diagnostics, Inc.*	3,138	17,761
Conformis, Inc.*	9,888	3,540
Corindus Vascular Robotics, Inc. (x)*	16,734	14,057
CryoLife, Inc.*	6,768	192,076
CryoPort, Inc. (x)*	4,938	54,466
Cutera, Inc.*	2,607	44,371
CytoSorbents Corp.*	5,687	45,951
DarioHealth Corp. (x)*	3,318	2,575
Ekso Bionics Holdings, Inc. (x)*	7,286	9,035
ElectroCore, Inc. (x)*	23,982	150,127
Electromed, Inc.*	1,345	6,846
Endologix, Inc.*	19,697	14,103
FONAR Corp.*	1,175	23,782
GenMark Diagnostics, Inc.*	9,957	48,391
Glaukos Corp. (x)*	27,484	1,543,776
Helius Medical Technologies, Inc. (x)*	3,340	30,594
Heska Corp.*	1,268	109,175
IntriCon Corp.*	1,473	38,858
Invacare Corp.	6,124	26,333
iRadimed Corp.*	669	16,364
iRhythm Technologies, Inc.*	26,229	1,822,391
IRIDEX Corp.*	2,470	11,609
Kewaunee Scientific Corp.	407	13,529
Lantheus Holdings, Inc.*	7,068	110,614
LeMaitre Vascular, Inc.	3,075	72,693
Meridian Bioscience, Inc.	7,897	137,092
Misonix, Inc.*	1,457	23,327
Motus GI Holdings, Inc. (x)*	441	1,372
Myomo, Inc. (x)*	2,176	3,133
Neuronetics, Inc.*	44,408	859,295
Nuvectra Corp.*	3,231	52,795
Obalon Therapeutics, Inc. (x)*	2,486	5,146
OraSure Technologies, Inc.*	11,476	134,040
Orthofix Medical, Inc.*	3,349	175,789
OrthoPediatrics Corp.*	1,301	45,379
Oxford Immunotec Global plc*	4,850	61,983
Presbia plc*	988	296
Pro-Dex, Inc.*	804	9,712
Pulse Biosciences, Inc. (x)*	2,052	23,516
RA Medical Systems, Inc. (x)*	876	6,964
Restoration Robotics, Inc. (x)*	3,799	1,655
ReWalk Robotics Ltd. (x)*	5,027	875
Rockwell Medical, Inc. (x)*	9,216	20,828
RTI Surgical, Inc.*	10,629	39,327
SeaSpine Holdings Corp.*	2,772	50,561
Second Sight Medical Products, Inc. (x)*	5,129	4,542
Senseonics Holdings, Inc. (x)*	16,293	42,199
Sensus Healthcare, Inc. (x)*	1,815	13,449
SI-BONE, Inc.*	1,571	32,818
Sientra, Inc.*	53,168	675,765
STAAR Surgical Co.*	8,400	268,044
Surmodics, Inc.*	2,468	116,638
Tactile Systems Technology, Inc.*	29,211	1,330,561
Tandem Diabetes Care, Inc.*	70,524	2,677,796
TransEnterix, Inc. (x)*	30,444	68,803
Utah Medical Products, Inc.	655	54,417
Valeritas Holdings, Inc. (x)*	3,107	1,011
Vermillion, Inc. (x)*	6,608	1,982
ViewRay, Inc. (x)*	12,096	73,423
Viveve Medical, Inc. (x)*	4,411	4,632
Xtant Medical Holdings, Inc. (x)*	690	1,111
Zosano Pharma Corp. (x)*	1,932	4,096

		12,471,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Providers & Services (2.2%)
AAC Holdings, Inc.*	2,406	$3,368
Aceto Corp.	5,552	4,664
Addus HomeCare Corp.*	1,855	125,917
American Renal Associates Holdings, Inc.*	2,517	28,996
Apollo Medical Holdings, Inc.*	623	12,367
BioScrip, Inc.*	24,064	85,909
Capital Senior Living Corp.*	4,729	32,157
Catasys, Inc. (x)*	851	7,974
Civitas Solutions, Inc.*	3,035	53,143
Community Health Systems, Inc. (x)*	16,751	47,238
Cross Country Healthcare, Inc.*	7,000	51,310
CynergisTek, Inc.*	1,418	6,721
Digirad Corp.	4,141	2,360
Diversicare Healthcare Services, Inc.	946	2,242
Five Star Senior Living, Inc.*	4,585	2,133
Fulgent Genetics, Inc. (x)*	956	3,031
Genesis Healthcare, Inc.*	11,129	13,132
InfuSystem Holdings, Inc.*	3,392	11,668
Joint Corp. (The)*	1,567	13,037
National Research Corp.	2,092	79,789
Nobilis Health Corp.*	9,741	4,091
PetIQ, Inc.*	40,467	949,761
Providence Service Corp. (The)*	2,123	127,422
Psychemedics Corp.	971	15,410
Quorum Health Corp.*	5,453	15,759
R1 RCM, Inc.*	19,580	155,661
RadNet, Inc.*	7,548	76,763
Sharps Compliance Corp.*	2,668	8,751
Triple-S Management Corp., Class B*	4,212	73,247
Vapotherm, Inc.*	40,430	806,579

		2,820,600

Health Care Technology (1.6%)
Castlight Health, Inc., Class B*	14,682	31,860
Computer Programs & Systems, Inc.	2,214	55,571
HealthStream, Inc.	4,936	119,204
HTG Molecular Diagnostics, Inc.*	4,718	11,984
Icad, Inc. (x)*	2,728	10,094
Inspire Medical Systems, Inc.*	32,237	1,362,013
Medical Transcription Billing Corp. (x)*	1,108	4,210
NantHealth, Inc. (x)*	3,739	2,035
Simulations Plus, Inc.	2,150	42,785
Streamline Health Solutions, Inc.*	3,128	2,400
Tabula Rasa HealthCare, Inc.*	3,377	215,317
Vocera Communications, Inc.*	5,739	225,830

		2,083,303

Life Sciences Tools & Services (1.3%)
BioNano Genomics, Inc.*	750	3,930
Champions Oncology, Inc.*	1,057	8,255
ChromaDex Corp.*	7,260	24,902
Codexis, Inc.*	64,644	1,079,555
Enzo Biochem, Inc.*	8,653	24,055
Fluidigm Corp.*	5,016	43,238
Harvard Bioscience, Inc.*	6,705	21,322
NanoString Technologies, Inc.*	4,789	71,021
NeoGenomics, Inc.*	12,342	155,633
Pacific Biosciences of California, Inc.*	26,030	192,622
Quanterix Corp.*	1,594	29,186

		1,653,719

Pharmaceuticals (2.2%)
AcelRx Pharmaceuticals, Inc. (x)*	11,263	26,017
Acer Therapeutics, Inc.*	649	13,058
Aclaris Therapeutics, Inc. (x)*	7,019	51,870
Adamis Pharmaceuticals Corp. (x)*	8,709	19,595
Agile Therapeutics, Inc.*	3,283	1,891
Alimera Sciences, Inc.*	11,321	8,130
Amphastar Pharmaceuticals, Inc.*	6,762	134,564
Ampio Pharmaceuticals, Inc.*	18,155	7,168
ANI Pharmaceuticals, Inc.*	1,532	68,971
Aquestive Therapeutics, Inc.*	937	5,903
Aratana Therapeutics, Inc.*	8,899	54,551
Arvinas, Inc. (x)*	1,461	18,774
Assembly Biosciences, Inc.*	4,013	90,774
Assertio Therapeutics, Inc.*	11,278	40,713
Avenue Therapeutics, Inc.*	1,104	5,962
Axsome Therapeutics, Inc. (x)*	3,727	10,510
BioDelivery Sciences International, Inc. (x)*	11,029	40,807
Cerecor, Inc. (x)*	1,940	6,266
Chiasma, Inc.*	3,601	11,199
Clearside Biomedical, Inc.*	5,081	5,437
Cocrystal Pharma, Inc. (x)*	2,176	7,834
Collegium Pharmaceutical, Inc.*	5,587	95,929
Cumberland Pharmaceuticals, Inc.*	1,815	11,434
Cymabay Therapeutics, Inc.*	11,241	88,467
Dermira, Inc.*	6,647	47,792
Dova Pharmaceuticals, Inc. (x)*	2,215	16,790
Durect Corp.*	30,395	14,684
Eloxx Pharmaceuticals, Inc. (x)*	4,274	51,331
Eton Pharmaceuticals, Inc.*	708	4,333
Evofem Biosciences, Inc.*	882	3,696
Evoke Pharma, Inc.*	2,760	6,845
Evolus, Inc. (x)*	1,725	20,527
Eyenovia, Inc. (x)*	922	2,628
EyePoint Pharmaceuticals, Inc. (x)*	9,613	18,168
Flex Pharma, Inc.*	1,851	611
Imprimis Pharmaceuticals, Inc. (x)*	3,364	19,141
Innovate Biopharmaceuticals, Inc. (x)*	4,002	9,245
Kala Pharmaceuticals, Inc.*	3,016	14,748
KemPharm, Inc. (x)*	3,746	6,668
Lannett Co., Inc.*	5,485	27,206
Liquidia Technologies, Inc.*	943	20,425
Marinus Pharmaceuticals, Inc.*	6,790	19,487
Melinta Therapeutics, Inc.*	6,568	5,206
Menlo Therapeutics, Inc.*	1,730	7,128
MyoKardia, Inc.*	21,284	1,039,936
Neos Therapeutics, Inc.*	8,883	14,657
NovaBay Pharmaceuticals, Inc.*	1,268	980
Novan, Inc.*	3,440	2,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Novus Therapeutics, Inc.*	922	$1,475
Ocular Therapeutix, Inc.*	6,230	24,795
Odonate Therapeutics, Inc. (x)*	1,246	17,544
Omeros Corp. (x)*	8,727	97,219
Opiant Pharmaceuticals, Inc. (x)*	630	9,103
Optinose, Inc. (x)*	3,606	22,357
Oramed Pharmaceuticals, Inc. (x)*	3,367	10,101
Osmotica Pharmaceuticals plc*	1,844	14,291
Otonomy, Inc.*	4,908	9,080
Pain Therapeutics, Inc.*	3,003	2,552
Paratek Pharmaceuticals, Inc. (x)*	6,101	31,298
Pernix Therapeutics Holdings, Inc. (x)*	2,447	1,028
PLx Pharma, Inc.*	1,747	2,673
ProPhase Labs, Inc.	1,585	5,009
Provention Bio, Inc.*	2,895	5,124
Reata Pharmaceuticals, Inc., Class A*	3,578	200,726
resTORbio, Inc. (x)*	1,517	13,076
scPharmaceuticals, Inc. (x)*	1,280	4,813
SCYNEXIS, Inc.*	8,479	4,084
Sienna Biopharmaceuticals, Inc.*	2,906	6,742
SIGA Technologies, Inc.*	9,913	78,313
Teligent, Inc. (x)*	7,578	10,382
Tetraphase Pharmaceuticals, Inc.*	9,969	11,265
Verrica Pharmaceuticals, Inc.*	1,040	8,476
Xeris Pharmaceuticals, Inc. (x)*	1,330	22,610
Zomedica Pharmaceuticals Corp.*	7,470	9,188
Zynerba Pharmaceuticals, Inc. (x)*	2,684	7,971

		2,832,206

Total Health Care		39,124,979

Industrials (11.0%)
Aerospace & Defense (1.1%)
Aerovironment, Inc.*	16,617	1,129,125
Air Industries Group*	3,799	2,717
Arotech Corp.*	4,321	11,321
CPI Aerostructures, Inc.*	2,041	13,001
Ducommun, Inc.*	2,025	73,548
Innovative Solutions & Support, Inc.*	2,181	4,809
KeyW Holding Corp. (The) (x)*	9,261	61,956
National Presto Industries, Inc.	951	111,191
SIFCO Industries, Inc.*	440	1,518
Sparton Corp.*	1,853	33,706
Vectrus, Inc.*	2,147	46,332
VirTra, Inc.*	1,247	3,828

		1,493,052

Air Freight & Logistics (0.6%)
Air T, Inc.*	197	4,826
Echo Global Logistics, Inc.*	34,905	709,619
Radiant Logistics, Inc.*	7,427	31,565

		746,010

Airlines (0.0%)
Mesa Air Group, Inc.*	2,137	16,476

Building Products (0.5%)
Alpha Pro Tech Ltd. (x)*	2,222	8,244
Armstrong Flooring, Inc.*	4,058	48,047
Caesarstone Ltd. (x)	4,373	59,385
CSW Industrials, Inc.*	2,951	142,681
Insteel Industries, Inc.	3,472	84,300
Jewett-Cameron Trading Co. Ltd.*	538	3,825
PGT Innovations, Inc.*	10,829	171,640
Quanex Building Products Corp.	6,675	90,713
Tecogen, Inc. (x)*	3,316	12,037

		620,872

Commercial Services & Supplies (1.0%)
Acme United Corp.	470	6,697
AMREP Corp.*	671	3,992
Aqua Metals, Inc. (x)*	6,613	12,036
ARC Document Solutions, Inc.*	7,052	14,457
BioHiTech Global, Inc. (x)*	1,332	2,158
Casella Waste Systems, Inc., Class A*	7,614	216,923
CECO Environmental Corp.*	5,777	38,995
Cemtrex, Inc. (x)*	1,146	658
Charah Solutions, Inc.*	1,402	11,707
CompX International, Inc.	297	4,042
Ecology and Environment, Inc., Class A (x)	502	5,693
Ennis, Inc.	4,880	93,940
Essendant, Inc.	7,094	89,242
Heritage-Crystal Clean, Inc.*	2,868	65,993
Hudson Technologies, Inc. (x)*	7,061	6,284
Intersections, Inc.*	1,472	5,432
Kimball International, Inc., Class B	6,974	98,961
LSC Communications, Inc.	6,260	43,820
NL Industries, Inc.*	1,456	5,110
Odyssey Marine Exploration, Inc. (x)*	1,456	4,848
Performant Financial Corp.*	6,896	15,516
Perma-Fix Environmental Services*	1,976	4,644
PICO Holdings, Inc.*	3,608	32,977
Quest Resource Holding Corp.*	1,041	1,416
RR Donnelley & Sons Co.	13,751	54,454
SP Plus Corp.*	4,326	127,790
Team, Inc.*	5,638	82,597
Viad Corp.	3,868	193,748
Virco Manufacturing Corp.	1,860	7,979
VSE Corp.	1,625	48,604
Wilhelmina International, Inc. (x)*	224	1,308

		1,302,021

Construction & Engineering (1.8%)
Ameresco, Inc., Class A*	3,488	49,181
Argan, Inc.	2,783	105,309
FTE Networks, Inc. (x)*	580	1,357
Goldfield Corp. (The)*	4,248	9,600
Great Lakes Dredge & Dock Corp.*	10,839	71,754
HC2 Holdings, Inc. (x)*	8,002	21,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
IES Holdings, Inc.*	1,551	$24,118
Infrastructure and Energy Alternatives, Inc.*	3,293	26,970
Limbach Holdings, Inc.*	846	3,113
MYR Group, Inc.*	3,064	86,313
Northwest Pipe Co.*	1,881	43,809
NV5 Global, Inc.*	29,466	1,784,166
Orion Group Holdings, Inc.*	5,292	22,703
Sterling Construction Co., Inc.*	5,107	55,615

		2,305,133

Electrical Equipment (0.4%)
Allied Motion Technologies, Inc.	1,303	58,231
American Superconductor Corp. (x)*	3,555	39,638
Babcock & Wilcox Enterprises, Inc. (x)*	5,924	2,313
Broadwind Energy, Inc.*	2,493	3,241
Capstone Turbine Corp.*	12,472	7,467
Energous Corp. (x)*	4,389	25,412
Enphase Energy, Inc. (x)*	16,437	77,747
Espey Manufacturing & Electronics Corp.	301	7,501
FuelCell Energy, Inc. (x)*	16,334	8,992
LSI Industries, Inc.	4,531	14,363
Pioneer Power Solutions, Inc.*	679	3,565
Plug Power, Inc. (x)*	41,120	50,989
Polar Power, Inc.*	672	3,246
Powell Industries, Inc.	1,653	41,342
Preformed Line Products Co.	578	31,357
Revolution Lighting Technologies, Inc. (x)*	2,157	849
TPI Composites, Inc.*	2,767	68,013
Ultralife Corp.*	1,939	13,088
Vivint Solar, Inc.*	5,877	22,391

		479,745

Machinery (3.2%)
ARC Group Worldwide, Inc.*	2,356	2,356
ASV Holdings, Inc.*	945	1,890
Blue Bird Corp.*	2,577	46,876
Chicago Rivet & Machine Co.	138	4,347
Columbus McKinnon Corp.	4,256	128,276
Commercial Vehicle Group, Inc.*	5,679	32,370
DMC Global, Inc.	27,053	950,101
Douglas Dynamics, Inc.	4,225	151,635
Eastern Co. (The)	1,101	26,622
Energy Recovery, Inc. (x)*	7,121	47,924
ExOne Co. (The) (x)*	2,148	14,220
Federal Signal Corp.	16,797	334,260
FreightCar America, Inc.*	2,209	14,778
Gencor Industries, Inc.*	1,631	17,892
Global Brass & Copper Holdings, Inc.	4,136	104,021
Graham Corp.	1,845	42,140
Hurco Cos., Inc.	1,161	41,448
Jason Industries, Inc.*	4,335	5,939
Kadant, Inc.	2,109	171,799
Kornit Digital Ltd.*	46,886	877,706
LB Foster Co., Class A*	1,856	29,511
LS Starrett Co. (The), Class A	1,114	5,826
Lydall, Inc.*	3,237	65,744
Manitex International, Inc.*	2,743	15,580
Miller Industries, Inc.	2,107	56,889
NN, Inc.	7,906	53,049
Omega Flex, Inc.	550	29,739
Park-Ohio Holdings Corp.	1,715	52,633
Perma-Pipe International Holdings, Inc.*	1,439	12,591
Spartan Motors, Inc.	6,509	47,060
Taylor Devices, Inc.*	584	7,008
Titan International, Inc.	9,649	44,964
TriMas Corp.*	25,720	701,899
Twin Disc, Inc.*	1,919	28,305

		4,167,398

Marine (0.1%)
Eagle Bulk Shipping, Inc.*	9,167	42,260
Genco Shipping & Trading Ltd.*	1,814	14,312
Pangaea Logistics Solutions Ltd.*	1,569	4,754
Safe Bulkers, Inc.*	9,284	16,526
Scorpio Bulkers, Inc.	11,148	61,648

		139,500

Professional Services (1.8%)
Acacia Research Corp.*	7,785	23,199
Barrett Business Services, Inc.	1,352	77,402
BG Staffing, Inc.	1,611	33,267
CBIZ, Inc.*	9,889	194,813
CRA International, Inc.	1,494	63,570
DLH Holdings Corp.*	961	4,546
Forrester Research, Inc.	1,952	87,255
Franklin Covey Co.*	1,840	41,087
GP Strategies Corp.*	2,408	30,365
Heidrick & Struggles International, Inc.	3,551	110,756
Hudson Global, Inc.*	5,618	7,584
InnerWorkings, Inc.*	8,006	29,943
Kelly Services, Inc., Class A	6,008	123,044
Kforce, Inc.	4,383	135,522
Mastech Digital, Inc. (x)*	678	4,271
Mistras Group, Inc.*	3,368	48,432
Novume Solutions, Inc.*	4,011	2,502
RCM Technologies, Inc.*	1,412	4,377
Red Violet, Inc. (x)*	902	6,080
Resources Connection, Inc.	5,672	80,542
ShiftPixy, Inc. (x)*	3,014	5,365
Volt Information Sciences, Inc.*	2,322	4,992
Willdan Group, Inc.*	36,789	1,286,879

		2,405,793

Road & Rail (0.1%)
Covenant Transportation Group, Inc., Class A*	2,368	45,466
Daseke, Inc.*	7,680	28,262
PAM Transportation Services, Inc.*	406	16,001
Patriot Transportation Holding, Inc.*	424	8,264
Roadrunner Transportation Systems, Inc. (x)*	5,421	2,689
Universal Logistics Holdings, Inc.	1,561	28,239
US Xpress Enterprises, Inc., Class A*	3,889	21,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
USA Truck, Inc.*	1,467	$21,961
YRC Worldwide, Inc.*	6,188	19,492

		192,191

Trading Companies & Distributors (0.4%)
BlueLinx Holdings, Inc. (x)*	1,672	41,315
CAI International, Inc.*	3,282	76,241
DXP Enterprises, Inc.*	3,036	84,522
EVI Industries, Inc. (x)	716	23,879
Foundation Building Materials, Inc.*	2,790	23,185
General Finance Corp.*	2,104	21,271
Houston Wire & Cable Co.*	3,091	15,640
Huttig Building Products, Inc. (x)*	4,237	7,627
Lawson Products, Inc.*	1,246	39,374
Titan Machinery, Inc.*	3,625	47,669
Transcat, Inc.*	1,217	23,147
Veritiv Corp.*	2,191	54,709
Willis Lease Finance Corp.*	573	19,826

		478,405

Total Industrials		14,346,596

Information Technology (19.7%)
Communications Equipment (3.0%)
Aerohive Networks, Inc.*	6,804	22,181
Applied Optoelectronics, Inc. (x)*	3,580	55,239
Aviat Networks, Inc.*	872	11,554
BK Technologies, Inc.	1,523	5,711
CalAmp Corp.*	6,479	84,292
Calix, Inc.*	113,826	1,109,803
Clearfield, Inc.*	2,158	21,407
ClearOne, Inc.	1,035	1,294
Communications Systems, Inc.	1,291	2,621
Comtech Telecommunications Corp.	54,840	1,334,806
DASAN Zhone Solutions, Inc.*	1,128	15,690
Digi International, Inc.*	5,117	51,631
EMCORE Corp.*	5,260	22,092
Harmonic, Inc.*	15,847	74,798
Inseego Corp. (x)*	9,478	39,334
KVH Industries, Inc.*	3,087	31,765
Lantronix, Inc.*	2,473	7,271
Network-1 Technologies, Inc.	2,367	5,278
PC-Tel, Inc.	3,190	13,685
Quantenna Communications, Inc.*	67,141	963,473
Resonant, Inc. (x)*	4,349	5,784
Ribbon Communications, Inc.*	10,368	49,974
TESSCO Technologies, Inc.	1,175	14,100
Westell Technologies, Inc., Class A*	2,149	4,062

		3,947,845

Electronic Equipment, Instruments & Components (3.7%)
Airgain, Inc. (x)*	1,450	14,369
Akoustis Technologies, Inc. (x)*	2,858	14,204
Applied DNA Sciences, Inc.*	4,913	1,965
Badger Meter, Inc.	16,313	802,763
Bel Fuse, Inc., Class B	1,853	34,132
ClearSign Combustion Corp. (x)*	3,642	3,715
Coda Octopus Group, Inc.*	775	4,526
Control4 Corp.*	27,408	482,381
CTS Corp.	6,273	162,408
CUI Global, Inc. (x)*	5,284	6,499
Daktronics, Inc.	6,985	51,689
Data I/O Corp.*	1,802	9,010
Electro Scientific Industries, Inc.*	6,140	183,954
eMagin Corp.*	4,932	5,080
FARO Technologies, Inc.*	3,276	133,137
Frequency Electronics, Inc.*	832	8,819
ID Systems, Inc.*	2,414	13,494
Identiv, Inc.*	2,716	9,778
IEC Electronics Corp.*	1,794	10,262
Interlink Electronics, Inc.*	196	412
Iteris, Inc.*	4,976	18,560
Key Tronic Corp.*	1,807	10,210
Kimball Electronics, Inc.*	4,931	76,381
LightPath Technologies, Inc., Class A*	4,804	7,158
LRAD Corp.*	6,264	15,785
Luna Innovations, Inc.*	5,122	17,159
Maxwell Technologies, Inc. (x)*	7,735	16,011
Mesa Laboratories, Inc.	638	132,953
MicroVision, Inc. (x)*	17,576	10,614
Napco Security Technologies, Inc.*	2,323	36,587
OSI Systems, Inc.*	18,276	1,339,631
PAR Technology Corp.*	2,230	48,503
Park Electrochemical Corp.	3,644	65,847
PC Connection, Inc.	2,192	65,168
PCM, Inc.*	1,453	25,587
Perceptron, Inc.*	1,552	12,509
RF Industries Ltd.	1,416	10,280
Richardson Electronics Ltd.	2,049	17,806
SMTC Corp.*	3,057	12,473
Vishay Precision Group, Inc.*	28,786	870,201
Wayside Technology Group, Inc.	791	7,910
Wireless Telecom Group, Inc.*	3,057	5,411

		4,775,341

IT Services (1.6%)
Alithya Group, Inc., Class A*	2,664	6,314
ALJ Regional Holdings, Inc.*	4,059	5,317
Brightcove, Inc.*	7,010	49,350
Carbonite, Inc.*	6,163	155,677
Cass Information Systems, Inc.	2,731	144,525
Computer Task Group, Inc.*	2,410	9,833
ConvergeOne Holdings, Inc.	4,979	61,640
CSP, Inc.	628	6,136
Endava plc (ADR)*	32,887	797,181
Everi Holdings, Inc.*	12,490	64,323
Exela Technologies, Inc. (x)*	9,096	35,383
Hackett Group, Inc. (The)	4,652	74,479
I3 Verticals, Inc., Class A*	1,456	35,090
Information Services Group, Inc.*	6,420	27,221
Innodata, Inc.*	4,323	6,484
Internap Corp.*	4,881	20,256
Limelight Networks, Inc.*	20,913	48,936
MoneyGram International, Inc.*	5,651	11,302
Perficient, Inc.*	6,237	138,836
PFSweb, Inc.*	2,822	14,477
PRGX Global, Inc.*	3,944	37,350

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
ServiceSource International, Inc.*	14,090	$15,217
StarTek, Inc.*	2,555	16,991
Steel Connect, Inc.*	6,607	11,430
Tucows, Inc., Class A (x)*	1,804	108,348
Unisys Corp.*	9,606	111,718

		2,013,814

Semiconductors & Semiconductor Equipment (1.9%)
ACM Research, Inc., Class A*	1,610	17,517
Adesto Technologies Corp. (x)*	5,011	22,048
Aehr Test Systems (x)*	3,616	5,099
Alpha & Omega Semiconductor Ltd.*	3,808	38,803
Amtech Systems, Inc.*	2,273	10,297
Aquantia Corp.*	43,381	380,451
Atomera, Inc.*	2,636	7,565
Axcelis Technologies, Inc.*	6,099	108,562
AXT, Inc.*	7,131	31,020
CEVA, Inc.*	13,392	295,829
Cohu, Inc.	7,540	121,168
CVD Equipment Corp.*	980	3,479
CyberOptics Corp. (x)*	1,295	22,831
Everspin Technologies, Inc. (x)*	2,155	12,090
FormFactor, Inc.*	14,065	198,176
GSI Technology, Inc.*	2,829	14,541
Ichor Holdings Ltd. (x)*	25,476	415,259
Impinj, Inc. (x)*	3,120	45,396
Intermolecular, Inc.*	3,109	3,140
inTEST Corp.*	1,813	11,114
Kopin Corp.*	11,314	11,303
Nanometrics, Inc.*	4,329	118,312
NeoPhotonics Corp.*	6,731	43,617
NVE Corp.	905	79,224
PDF Solutions, Inc.*	5,194	43,785
Photronics, Inc.*	12,733	123,255
Pixelworks, Inc.*	6,685	19,386
QuickLogic Corp. (x)*	18,174	13,340
Rudolph Technologies, Inc.*	6,003	122,881
SMART Global Holdings, Inc. (x)*	1,944	57,737
Summit Wireless Technologies, Inc.*	498	1,703
Ultra Clean Holdings, Inc.*	7,349	62,246

		2,461,174

Software (9.4%)
8x8, Inc.*	48,676	878,115
A10 Networks, Inc.*	10,120	63,149
Agilysys, Inc.*	2,936	42,102
Alteryx, Inc., Class A (x)*	12,258	728,983
Amber Road, Inc.*	4,630	38,105
American Software, Inc., Class A	5,449	56,942
Appfolio, Inc., Class A*	10,142	600,609
Appian Corp. (x)*	36,605	977,720
Apptio, Inc., Class A*	20,851	791,504
Asure Software, Inc.*	1,801	9,149
Aware, Inc.*	2,595	9,368
BSQUARE Corp.*	2,028	3,143
ChannelAdvisor Corp.*	4,971	56,421
Digimarc Corp.*	2,163	31,364
Digital Turbine, Inc. (x)*	14,682	26,868
Domo, Inc., Class B*	1,472	28,895
eGain Corp.*	3,415	22,437
Everbridge, Inc.*	43,603	2,474,906
Evolving Systems, Inc. (x)*	1,655	1,961
Finjan Holdings, Inc.*	3,471	8,712
Five9, Inc.*	25,716	1,124,304
Fusion Connect, Inc. (x)*	3,829	6,433
GlobalSCAPE, Inc.	2,646	11,854
GSE Systems, Inc.*	3,149	6,613
Intelligent Systems Corp. (x)*	1,294	16,719
Issuer Direct Corp.	462	5,244
Majesco*	1,017	7,211
MAM Software Group, Inc.*	1,061	7,915
Marin Software, Inc. (x)*	796	4,227
Mimecast Ltd.*	10,078	338,923
Mind CTI Ltd.	2,816	6,420
Mitek Systems, Inc.*	6,069	65,606
MobileIron, Inc.*	14,227	65,302
Model N, Inc.*	4,922	65,118
Net Element, Inc. (x)*	580	3,318
NetSol Technologies, Inc.*	1,778	10,935
NXT-ID, Inc. (x)*	3,931	2,673
OneSpan, Inc.*	6,014	77,881
Park City Group, Inc. (x)*	2,485	14,835
QAD, Inc., Class A	1,993	78,385
RealNetworks, Inc.*	4,514	10,427
Rimini Street, Inc.*	1,876	9,661
Rubicon Project, Inc. (The)*	8,635	32,209
Seachange International, Inc.*	5,546	6,988
SendGrid, Inc.*	39,562	1,707,892
SharpSpring, Inc.*	1,411	17,962
ShotSpotter, Inc.*	1,404	43,777
SITO Mobile Ltd.*	4,327	3,894
Smith Micro Software, Inc. (x)*	3,951	7,112
Support.com, Inc.*	3,161	7,776
SVMK, Inc. (x)*	48,689	597,414
Synacor, Inc.*	5,767	8,535
Telaria, Inc.*	8,439	23,038
Telenav, Inc.*	5,986	24,303
Upland Software, Inc.*	33,660	914,879
Veritone, Inc. (x)*	1,494	5,677
VirnetX Holding Corp. (x)*	10,243	24,583
Zix Corp.*	9,936	56,933

		12,273,429

Technology Hardware, Storage & Peripherals (0.1%)
AstroNova, Inc.	1,223	22,931
Avid Technology, Inc.*	5,261	24,990
Boxlight Corp., Class A (x)*	301	361
Eastman Kodak Co. (x)*	3,231	8,239
Immersion Corp.*	4,871	43,644
Intevac, Inc.*	4,251	22,233
One Stop Systems, Inc.*	1,310	2,542
Quantum Corp.*	5,483	10,966
TransAct Technologies, Inc.	1,289	11,575
USA Technologies, Inc.*	10,934	42,533

		190,014

Total Information Technology		25,661,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Materials (1.6%)
Chemicals (0.6%)
Advanced Emissions Solutions, Inc. (x)	3,437	$36,260
AgroFresh Solutions, Inc.*	6,097	23,108
American Vanguard Corp.	5,573	84,654
Amyris, Inc. (x)*	5,830	19,472
Core Molding Technologies, Inc.	1,406	9,997
Flotek Industries, Inc. (x)*	10,160	11,074
FutureFuel Corp.	4,917	77,984
Hawkins, Inc.	1,875	76,781
Intrepid Potash, Inc.*	18,763	48,784
Koppers Holdings, Inc.*	3,945	67,223
LSB Industries, Inc.*	4,061	22,417
Marrone Bio Innovations, Inc.*	10,763	15,821
Northern Technologies International Corp.	729	21,571
OMNOVA Solutions, Inc.*	8,392	61,513
Rayonier Advanced Materials, Inc.	9,652	102,794
Trecora Resources*	3,876	30,233
Tredegar Corp.	4,942	78,380

		788,066

Construction Materials (0.0%)
Forterra, Inc. (x)*	3,443	12,946
United States Lime & Minerals, Inc.	400	28,400

		41,346

Containers & Packaging (0.1%)
Myers Industries, Inc.	6,706	101,328
UFP Technologies, Inc.*	1,304	39,172

		140,500

Metals & Mining (0.7%)
Ampco-Pittsburgh Corp.*	1,701	5,273
Caledonia Mining Corp. plc	2,090	10,980
Friedman Industries, Inc.	1,307	9,214
Gold Resource Corp.	10,162	40,648
Haynes International, Inc.	2,378	62,779
Olympic Steel, Inc.	1,730	24,687
Paramount Gold Nevada Corp.*	2,955	2,453
Pershing Gold Corp.*	3,728	3,952
Ramaco Resources, Inc. (x)*	1,036	5,128
Ryerson Holding Corp.*	2,969	18,823
Schnitzer Steel Industries, Inc., Class A	4,985	107,427
SunCoke Energy, Inc.*	12,428	106,259
Synalloy Corp.	1,537	25,499
TimkenSteel Corp.*	7,698	67,281
Universal Stainless & Alloy Products, Inc.*	22,309	361,629

		852,032

Paper & Forest Products (0.2%)
Clearwater Paper Corp.*	3,078	75,011
Verso Corp., Class A*	6,603	147,907

		222,918

Total Materials		2,044,862

Real Estate (2.2%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Armada Hoffler Properties, Inc. (REIT)	9,161	128,804
Ashford Hospitality Trust, Inc. (REIT)	16,819	67,276
Bluerock Residential Growth REIT, Inc. (REIT)	4,497	40,563
Braemar Hotels & Resorts, Inc. (REIT)	5,499	49,106
BRT Apartments Corp. (REIT)	1,721	19,688
CatchMark Timber Trust, Inc. (REIT), Class A	9,478	67,294
Cedar Realty Trust, Inc. (REIT)	16,770	52,658
City Office REIT, Inc. (REIT)	7,195	73,749
Clipper Realty, Inc. (REIT)	2,852	37,276
Community Healthcare Trust, Inc. (REIT)	3,257	93,899
Condor Hospitality Trust, Inc. (REIT)	1,196	8,240
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	2,253	74,529
Farmland Partners, Inc. (REIT) (x)	6,099	27,689
Front Yard Residential Corp. (REIT)	9,394	82,009
Getty Realty Corp. (REIT)	6,209	182,607
Gladstone Commercial Corp. (REIT)	5,384	96,481
Gladstone Land Corp. (REIT)	2,421	27,793
Global Medical REIT, Inc. (REIT)	3,629	32,262
Global Self Storage, Inc. (REIT)	1,239	4,857
Independence Realty Trust, Inc. (REIT)	16,583	152,232
Innovative Industrial Properties, Inc. (REIT) (x)	1,759	79,841
Jernigan Capital, Inc. (REIT)	3,395	67,289
MedEquities Realty Trust, Inc. (REIT)	5,364	36,690
New Senior Investment Group, Inc. (REIT)	14,397	59,316
NexPoint Residential Trust, Inc. (REIT)	3,458	121,203
One Liberty Properties, Inc. (REIT)	2,776	67,235
Plymouth Industrial REIT, Inc. (REIT)	847	10,681
Preferred Apartment Communities, Inc. (REIT), Class A (x)	7,602	106,884
Reven Housing REIT, Inc. (REIT)	477	1,574
Safety Income & Growth, Inc. (REIT)	1,490	28,027
Sotherly Hotels, Inc. (REIT)	2,465	13,829
Spirit MTA REIT (REIT)	8,223	58,630
UMH Properties, Inc. (REIT)	6,459	76,474
Universal Health Realty Income Trust (REIT)	2,446	150,111
Urstadt Biddle Properties, Inc. (REIT), Class A	5,647	108,535

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Wheeler Real Estate Investment Trust, Inc. (REIT) (x)	1,787	$1,592
Whitestone REIT (REIT)	7,299	89,486

		2,396,409

Real Estate Management & Development (0.3%)
Altisource Asset Management Corp.*	154	4,572
Altisource Portfolio Solutions SA*	1,917	43,113
American Realty Investors, Inc.*	361	4,357
Consolidated-Tomoka Land Co.	714	37,485
Essential Properties Realty Trust, Inc. (REIT)	6,814	94,306
Forestar Group, Inc.*	2,034	28,171
FRP Holdings, Inc.*	1,351	62,159
Griffin Industrial Realty, Inc.	183	5,838
Income Opportunity Realty Investors, Inc. (REIT)*	177	1,889
InterGroup Corp. (The)*	110	3,540
Maui Land & Pineapple Co., Inc.*	1,251	12,410
Rafael Holdings, Inc., Class B*	1,520	12,054
Stratus Properties, Inc.*	1,155	27,697
Tejon Ranch Co.*	4,028	66,784
Transcontinental Realty Investors, Inc.*	321	9,091
Trinity Place Holdings, Inc.*	3,462	15,025

		428,491

Total Real Estate		2,824,900

Utilities (0.7%)
Electric Utilities (0.0%)
Genie Energy Ltd., Class B	2,596	15,654
Spark Energy, Inc., Class A (x)	2,214	16,450

		32,104

Gas Utilities (0.0%)
RGC Resources, Inc.	1,399	41,914

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	21,067	45,715
VivoPower International plc (x)*	854	513

		46,228

Multi-Utilities (0.1%)
Unitil Corp.	2,753	139,412

Water Utilities (0.5%)
AquaVenture Holdings Ltd.*	2,021	38,177
Artesian Resources Corp., Class A	1,513	52,758
Cadiz, Inc. (x)*	4,378	45,093
Connecticut Water Service, Inc.	2,289	153,066
Consolidated Water Co. Ltd.	2,922	34,071
Global Water Resources, Inc.	2,053	20,817
Middlesex Water Co.	3,017	160,957
Pure Cycle Corp.*	3,267	32,441
York Water Co. (The)	2,449	78,515

		615,895

Total Utilities		875,553

Total Common Stocks (97.9%) (Cost $131,633,789)		127,468,401

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Social Reality, Inc., expiring 12/31/19 (r)(x)*	1,616	$—

Total Communication Services		—

Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	5,040	681

Total Health Care		681

Total Rights (0.0%) (Cost $—)		681

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	25,889	25,891

	Principal Amount	Value (Note 1)
Repurchase Agreements (11.3%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,000,517, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,054,286. (xx)	$1,000,000	1,000,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $3,163,948, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $3,227,227. (xx)	3,163,438	3,163,438
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $4,000,644, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $4,081,044. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $1,000,504, collateralized by various Common Stocks; total market value $1,113,322. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,600,512, collateralized by various Common Stocks; total market value $4,007,564. (xx)	$3,600,000	$3,600,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,000,328, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		14,763,438

Total Short-Term Investments (11.3%) (Cost $14,789,329)		14,789,329

Total Investments in Securities (109.2%) (Cost $146,423,118)		142,258,411
Other Assets Less Liabilities (-9.2%)		(12,010,539)

Net Assets (100%)		$130,247,872

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $13,852 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $14,989,868. This was collateralized by $685,461 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/15/19 - 8/15/47 and by cash of $14,763,438 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	13	3/2019	USD	876,850	(30,976)

					(30,976)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$3,692,960	$—	$—		$3,692,960
Consumer Discretionary	12,583,305	24,356	—		12,607,661
Consumer Staples	3,693,062	—	—		3,693,062
Energy	3,014,394	—	—		3,014,394
Financials	19,581,817	—	—		19,581,817
Health Care	39,124,979	—	—		39,124,979
Industrials	14,346,596	—	—		14,346,596
Information Technology	25,661,617	—	—		25,661,617
Materials	2,044,862	—	—		2,044,862
Real Estate	2,819,062	5,838	—		2,824,900
Utilities	875,553	—	—		875,553
Rights
Communication Services	—	—	—	(a)	— (a)
Health Care	—	—	681		681
Short-Term Investments
Investment Company	25,891	—	—		25,891
Repurchase Agreements	—	14,763,438	—		14,763,438

Total Assets	$127,464,098	$14,793,632	$681		$142,258,411

Liabilities:
Futures	$(30,976)	$—	$—		$(30,976)

Total Liabilities	$(30,976)	$—	$—		$(30,976)

Total	$127,433,122	$14,793,632	$681		$142,227,435

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(30,976	)*

Total		$(30,976)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(148,477)	$(148,477)

Total	$(148,477)	$(148,477)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(40,308)	$(40,308)

Total	$(40,308)	$(40,308)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,815,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$90,002,892
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$99,568,876

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,942,352
Aggregate gross unrealized depreciation	(27,567,199)

Net unrealized depreciation	$(4,624,847)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$146,852,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $131,659,680)	$127,494,973
Repurchase Agreements (Cost $14,763,438)	14,763,438
Cash	2,671,976
Cash held as collateral at broker for futures	43,200
Receivable for securities sold	102,403
Dividends, interest and other receivables	83,537
Receivable for Portfolio shares sold	51,073
Securities lending income receivable	23,611
Due from broker for futures variation margin	4,648
Other assets	636

Total assets	145,239,495

LIABILITIES
Payable for return of collateral on securities loaned	14,763,438
Investment management fees payable	78,518
Payable for Portfolio shares redeemed	48,853
Payable for securities purchased	21,497
Administrative fees payable	13,887
Distribution fees payable – Class IB	52
Accrued expenses	65,378

Total liabilities	14,991,623

NET ASSETS	$130,247,872

Net assets were comprised of:
Paid in capital	$135,187,950
Total distributable earnings (loss)	(4,940,078)

Net assets	$130,247,872

Class IB
Net asset value, offering and redemption price per share, $325,754 / 36,297 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.97

Class K
Net asset value, offering and redemption price per share, $129,922,118 / 14,450,235 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.99

(x)	Includes value of securities on loan of $14,989,868.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $383 foreign withholding tax)	$947,585
Interest	42,849
Securities lending (net)	754,560

Total income	1,744,994

EXPENSES
Investment management fees	1,308,957
Administrative fees	186,393
Custodian fees	74,000
Professional fees	50,376
Printing and mailing expenses	24,470
Trustees’ fees	3,655
Distribution fees – Class IB	395
Miscellaneous	14,888

Gross expenses	1,663,134
Less: Waiver from investment manager	(277,579)

Net expenses	1,385,555

NET INVESTMENT INCOME (LOSS)	359,439

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	24,488,319
Futures contracts	(148,477)

Net realized gain (loss)	24,339,842

Change in unrealized appreciation (depreciation) on:
Investments in securities	(30,100,355)
Futures contracts	(40,308)

Net change in unrealized appreciation (depreciation)	(30,140,663)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,800,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,441,382)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$359,439	$223,050
Net realized gain (loss)	24,339,842	14,802,713
Net change in unrealized appreciation (depreciation)	(30,140,663)	16,009,412

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,441,382)	31,035,175

Distributions to shareholders: (a)
Class IB	(41,176)	(9,104)
Class K	(25,078,415)	(10,603,325)

Total distributions to shareholders	(25,119,591)	(10,612,429)

Tax return of capital:
Class IB	(124)	—
Class K	(75,260)	—

Total	(75,384)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 22,801 and 0 shares, respectively ]	233,426	—
Capital shares issued in reinvestment of dividends and distributions [ 4,377 and 821 shares, respectively ]	41,300	9,104
Capital shares repurchased [ (2,048) and 0 shares, respectively ]	(21,454)	—

Total Class IB transactions	253,272	9,104

Class K
Capital shares sold [ 289,830 and 148,853 shares, respectively ]	3,134,306	1,638,308
Capital shares issued in reinvestment of dividends and distributions [ 2,657,026 and 953,630 shares, respectively ]	25,153,675	10,603,325
Capital shares repurchased [ (1,050,534) and (1,154,408) shares, respectively ]	(13,051,963)	(12,670,734)

Total Class K transactions	15,236,018	(429,101)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,489,290	(419,997)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,147,067)	20,002,749
NET ASSETS:
Beginning of year	145,394,939	125,392,190

End of year (b)	$130,247,872	$145,394,939

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $6 and $326,059 for Classes IB and K, respectively; and dividends from net realized capital gains of $9,098 and $10,277,266 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $31,397 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Class IB	2018	2017	2016
Net asset value, beginning of period	$11.53	$9.91	$8.95	$10.96		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.01)	(0.02)	(0.04)		(0.01)		(0.04)
Net realized and unrealized gain (loss)	(0.44)	2.51	0.98	(0.77)		0.74		0.80

Total from investment operations	(0.44)	2.50	0.96	(0.81)		0.73		0.76

Less distributions:
Dividends from net investment income	— #	— #	—	—		—		—
Distributions from net realized gains	(2.11)	(0.88)	—	(1.20)		—		—
Return of capital	(0.01)	—	—	—		—		—

Total dividends and distributions	(2.12)	(0.88)	—	(1.20)		—		—

Net asset value, end of period	$8.97	$11.53	$9.91	$8.95		$11.49		$10.76

Total return (b)	(4.75)%	25.59%	10.73%	(7.42)%		6.78%		7.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$326	$129	$103	$93		$—		$27
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.15%	1.25%	1.30%		1.30%		1.30%
Before waivers and reimbursements (a)(f)	1.33%	1.35%	1.38%	1.35%		1.33%		6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.01)%	(0.08)%	(0.26)%	(0.56	)%(l)	(0.41	)%(l)	(0.54	)%(l)
Before waivers and reimbursements (a)(f)	(0.19)%	(0.28)%	(0.40)%	(0.61	)%(l)	(0.44	)%(l)	(5.25	)%(l)
Portfolio turnover rate (z)^	60%	58%	103%	123%		123%		85	%(z)

	Year Ended December 31,				April 21, 2014* to December 31, 2014
Class K	2018	2017	2016	2015
Net asset value, beginning of period	$11.57	$9.94	$8.97	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02	— #	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.46)	2.52	0.99	(0.57)	0.79

Total from investment operations	(0.43)	2.54	0.99	(0.60)	0.77

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.01)	—	—
Distributions from net realized gains	(2.11)	(0.88)	—	(1.20)	—
Return of capital	(0.01)	—	(0.01)	—	—

Total dividends and distributions	(2.15)	(0.91)	(0.02)	(1.20)	—

Net asset value, end of period	$8.99	$11.57	$9.94	$8.97	$10.77

Total return (b)	(4.68)%	25.90%	11.00%	(5.60)%	7.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$129,922	$145,266	$125,290	$121,451	$126,440
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.90%	1.00%	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.08%	1.10%	1.13%	1.09%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.23%	0.17%	(0.01)%	(0.29)%	(0.28	)%(l)
Before waivers and reimbursements (a)(f)	0.05%	(0.04)%	(0.15)%	(0.33)%	(0.37	)%(l)
Portfolio turnover rate (z)^	60%	58%	103%	123%	85	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(14.14)%	(4.21)%	(2.88)%
Portfolio – Class K Shares*	(13.90)	(3.96)	(2.63)
MSCI World Commodity Producers (Net) Index	(13.89)	(3.85)	(2.55)

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (14.14)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, which returned (13.89)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sub-industry groups that contributed most to performance during the year were Fertilizer & Agricultural Chemicals, Coal & Consumable Fuels and Oil & Gas Storage & Transportation.

•	The top five stocks that provided the most positive impact to performance during the year were Conocophillips, BHP Group Ltd., Monsanto Co., Anglo American plc and BHP Group plc.

What hurt performance during the year:

•	The worst performing industry groups during the year were Integrated Oil & Gas, Oil & Gas Exploration & Production and Steel.

•	The five stocks that provided the most negative impact to performance during the year were Exxon Mobil Corp., Chevron Corp., GlencorepPlc, Canadian Natural Resources Ltd. and Suncor Energy Inc.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact on performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Energy	70.7%
Materials	27.5
Consumer Staples	1.9
Cash and Other	(0.1)

100.0%

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$814.50	$4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class K
Actual	1,000.00	815.90	2.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Chemicals (3.1%)
Fertilizers & Agricultural Chemicals (3.1%)
CF Industries Holdings, Inc.	1,881	$81,842
FMC Corp.	1,085	80,247
Israel Chemicals Ltd.	5,672	32,251
Mosaic Co. (The)	2,950	86,170
Nutrien Ltd.	4,955	232,724
Yara International ASA	1,431	54,927

Total Chemicals		568,161

Food Products (1.9%)
Agricultural Products (1.9%)
Archer-Daniels-Midland Co.	4,510	184,775
Bunge Ltd.	1,137	60,761
Golden Agri-Resources Ltd.	51,715	9,270
Ingredion, Inc.	573	52,372
Wilmar International Ltd.	15,477	35,459

Total Food Products		342,637

Metals & Mining (22.8%)
Aluminum (0.4%)
Alumina Ltd.	19,722	31,662
Norsk Hydro ASA	10,835	49,040

		80,702

Copper (1.2%)
Antofagasta plc	3,177	31,485
First Quantum Minerals Ltd.	5,554	44,914
Freeport-McMoRan, Inc.	11,090	114,338
Lundin Mining Corp.	5,308	21,929

		212,666

Diversified Metals & Mining (13.1%)
Anglo American plc	8,488	187,636
BHP Group Ltd.	23,734	572,618
BHP Group plc	17,016	355,738
Boliden AB*	2,203	47,914
Glencore plc	91,932	339,079
Mitsubishi Materials Corp.	847	22,206
Rio Tinto Ltd.	2,991	165,430
Rio Tinto plc	9,455	450,823
South32 Ltd.	41,245	97,309
Sumitomo Metal Mining Co. Ltd.	1,874	49,843
Teck Resources Ltd., Class B	4,110	88,480
Turquoise Hill Resources Ltd.*	8,106	13,360

		2,390,436

Gold (3.9%)
Agnico Eagle Mines Ltd.	1,879	75,837
Barrick Gold Corp. (x)	9,403	126,939
Franco-Nevada Corp.	1,500	105,182
Goldcorp, Inc.	7,003	68,583
Kinross Gold Corp.*	10,072	32,462
Newcrest Mining Ltd.	6,185	95,288
Newmont Mining Corp.	4,298	148,926
Randgold Resources Ltd. (r)	756	62,728

		715,945

Precious Metals & Minerals (0.1%)
Fresnillo plc	1,781	19,465

Silver (0.4%)
Wheaton Precious Metals Corp.	3,573	69,748

Steel (3.7%)
ArcelorMittal	5,351	110,408
BlueScope Steel Ltd.	4,381	33,815
Fortescue Metals Group Ltd.	12,543	36,758
Hitachi Metals Ltd.	1,727	17,934
JFE Holdings, Inc.	3,960	63,007
Kobe Steel Ltd.	2,495	17,280
Maruichi Steel Tube Ltd.	454	14,289
Nippon Steel & Sumitomo Metal Corp.	6,485	110,892
Nucor Corp.	2,549	132,064
Steel Dynamics, Inc.	1,892	56,836
thyssenkrupp AG	3,511	60,261
voestalpine AG	923	27,605

		681,149

Total Metals & Mining		4,170,111

Oil, Gas & Consumable Fuels (70.7%)
Coal & Consumable Fuels (0.3%)
Cameco Corp.	3,188	36,148
Washington H Soul Pattinson & Co. Ltd.	867	15,123

		51,271

Integrated Oil & Gas (53.6%)
BP plc	160,958	1,015,552
Cenovus Energy, Inc.	8,415	59,174
Chevron Corp.	15,439	1,679,609
Eni SpA	20,496	322,774
Equinor ASA	9,414	200,765
Exxon Mobil Corp.	34,112	2,326,097
Galp Energia SGPS SA	4,038	63,943
Husky Energy, Inc.	2,815	29,094
Imperial Oil Ltd.	2,263	57,338
Occidental Petroleum Corp.	6,161	378,162
OMV AG	1,187	51,916
Origin Energy Ltd.*	14,175	64,591
Repsol SA	11,243	180,735
Royal Dutch Shell plc, Class A	37,024	1,086,674
Royal Dutch Shell plc, Class B	30,177	897,970
Suncor Energy, Inc.	13,085	365,464
TOTAL SA	19,320	1,020,638

		9,800,496

Oil & Gas Exploration & Production (16.8%)
Aker BP ASA	870	22,032
Anadarko Petroleum Corp.	4,126	180,884
Antero Resources Corp.*	1,660	15,587
Apache Corp.	3,081	80,876
ARC Resources Ltd.	2,851	16,916
Cabot Oil & Gas Corp.	3,554	79,432
Canadian Natural Resources Ltd.	9,840	237,423
Cimarex Energy Co.	768	47,347
Concho Resources, Inc.*	1,614	165,903
ConocoPhillips	9,363	583,783
Continental Resources, Inc.*	757	30,424
Devon Energy Corp.	4,099	92,391
Diamondback Energy, Inc.	1,256	116,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Encana Corp.	7,694	$44,410
EOG Resources, Inc.	4,667	407,009
Hess Corp.	2,173	88,006
Inpex Corp.	8,247	73,598
Lundin Petroleum AB	1,508	37,702
Marathon Oil Corp.	6,881	98,674
Noble Energy, Inc.	3,892	73,014
Oil Search Ltd.	11,048	55,712
Parsley Energy, Inc., Class A*	2,028	32,407
Pioneer Natural Resources Co.	1,373	180,577
PrairieSky Royalty Ltd.	1,704	22,055
Santos Ltd.	14,265	55,056
Seven Generations Energy Ltd., Class A*	2,185	17,830
Tourmaline Oil Corp.	2,082	25,895
Vermilion Energy, Inc.	1,166	24,564
Woodside Petroleum Ltd.	7,542	166,576

		3,072,514

Total Oil, Gas & Consumable Fuels		12,924,281

Paper & Forest Products (1.6%)
Forest Products (0.2%)
West Fraser Timber Co. Ltd.	460	22,724

Paper Products (1.4%)
Mondi plc	2,959	61,228
Oji Holdings Corp.	6,946	35,552
Stora Enso OYJ, Class R	4,439	51,396
UPM-Kymmene OYJ	4,300	109,338

		257,514

Total Paper & Forest Products		280,238

Total Common Stocks (100.1%) (Cost $20,594,006)		18,285,428

	Number of Rights	Value (Note 1)
RIGHTS:
Oil, Gas & Consumable Fuels (0.0%)
Integrated Oil & Gas (0.0%)
Repsol SA, expiring 1/9/19 * (Cost $4,960)	10,789	4,945

Total Investments in Securities (100.1%) (Cost $20,598,966)		18,290,373
Other Assets Less Liabilities (-0.1%)		(13,216)

Net Assets (100%)		$18,277,157

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)

All or a portion of security is on loan at December 31, 2018, the Portfolio had loaned securities with a total value of $113,442. This was collateralized by $115,692 of various U.S. Government Treasury Securities, ranging from 0.125% - 7.625%, maturing 8/15/19 - 2/15/47.

Country Diversification As a Percentage of Total Net Assets
Australia	12.0%
Austria	0.4
Canada	9.6
Chile	0.3
Finland	0.9
France	5.6
Germany	0.3
Israel	0.2
Italy	1.8
Japan	2.2
Jersey	0.3
Luxembourg	0.6
Mexico	0.1
Mongolia	0.1
Netherlands	10.9
Norway	1.8
Portugal	0.4
Singapore	0.2
South Africa	1.0
Spain	1.0
Sweden	0.5
Switzerland	1.9
United Kingdom	5.9
United States	41.9
Zambia	0.2
Cash and Other	(0.1)

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	200,000	USD	1,812	JPMorgan Chase Bank	1/7/2019	14

Net unrealized appreciation						14

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Consumer Staples	$297,908	$44,729	$—	$342,637
Energy	7,592,924	5,331,357	—	12,924,281
Materials	1,603,305	3,352,477	62,728	5,018,510
Forward Currency Contracts	—	14	—	14
Rights
Energy	—	4,945	—	4,945

Total Assets	$9,494,137	$8,733,522	$62,728	$18,290,387

Total Liabilities	$—	$—	$—	$—

Total	$9,494,137	$8,733,522	$62,728	$18,290,387

(a)	A security with a market value of $62,728 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$14

Total		$14

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$59	$59

Total	$59	$59

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$14	$14

Total	$14	$14

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,000 for one month during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$14	$—	$—	$14

Total	$14	$—	$—	$14

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,148,655
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,927,735

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$807,844
Aggregate gross unrealized depreciation	(3,266,905)

Net unrealized depreciation	$(2,459,061)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$20,749,448

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x) (Cost $20,598,966)	$18,290,373
Cash	38,971
Foreign cash (Cost $5,242)	5,228
Dividends, interest and other receivables	30,758
Receivable for securities sold	2,877
Due from Custodian	1,296
Receivable for Portfolio shares sold	1,128
Securities lending income receivable	1,110
Unrealized appreciation on forward foreign currency contracts	14
Other assets	1,026

Total assets	18,372,781

LIABILITIES
Payable for Portfolio shares redeemed	9,390
Payable for securities purchased	9,290
Administrative fees payable	9,268
Distribution fees payable – Class IB	1,262
Trustees’ fees payable	16
Accrued expenses	66,398

Total liabilities	95,624

NET ASSETS	$18,277,157

Net assets were comprised of:
Paid in capital	$22,413,750
Total distributable earnings (loss)	(4,136,593)

Net assets	$18,277,157

Class IB
Net asset value, offering and redemption price per share, $5,834,333 / 804,433 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.25

Class K
Net asset value, offering and redemption price per share, $12,442,824 / 1,715,934 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.25

(x)	Includes value of securities on loan of $113,442.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $39,537 foreign withholding tax)	$731,661
Interest	860
Securities lending (net)	9,601

Total income	742,122

EXPENSES
Investment management fees	107,951
Professional fees	49,293
Custodian fees	48,000
Administrative fees	30,000
Distribution fees – Class IB	16,048
Printing and mailing expenses	13,094
Trustees’ fees	1,770
Miscellaneous	9,804

Gross expenses	275,960
Less: Waiver from investment manager	(119,645)

Net expenses	156,315

NET INVESTMENT INCOME (LOSS)	585,807

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(227,584)
Forward foreign currency contracts	59
Foreign currency transactions	92

Net realized gain (loss)	(227,433)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(3,272,838)
Forward foreign currency contracts	14
Foreign currency translations	(305)

Net change in unrealized appreciation (depreciation)	(3,273,129)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,500,562)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,914,755)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$585,807	$556,676
Net realized gain (loss)	(227,433)	(213,345)
Net change in unrealized appreciation (depreciation)	(3,273,129)	2,061,271

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,914,755)	2,404,602

Distributions to shareholders: (a)
Class IB	(172,508)	(148,365)
Class K	(409,143)	(423,774)

Total distributions to shareholders	(581,651)	(572,139)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 194,029 and 296,026 shares, respectively ]	1,665,026	2,324,471
Capital shares issued in reinvestment of dividends [ 22,461 and 17,921 shares, respectively ]	172,508	148,365
Capital shares repurchased [ (135,312) and (304,876) shares, respectively ]	(1,188,448)	(2,376,386)

Total Class IB transactions	649,086	96,450

Class K
Capital shares sold [ 51,192 and 130,939 shares, respectively ]	439,647	1,024,613
Capital shares issued in reinvestment of dividends [ 53,288 and 51,187 shares, respectively ]	409,143	423,774
Capital shares repurchased [ (271,112) and (481,521) shares, respectively ]	(2,367,093)	(3,766,520)

Total Class K transactions	(1,518,303)	(2,318,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(869,217)	(2,221,683)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,365,623)	(389,220)
NET ASSETS:
Beginning of year	22,642,780	23,032,000

End of year (b)	$18,277,157	$22,642,780

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $148,365 and $423,774 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(16,337) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.69	$7.95	$6.27	$8.77	$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.19	0.17	0.24	0.15
Net realized and unrealized gain (loss)	(1.44)	0.76	1.68	(2.51)	(1.48)

Total from investment operations	(1.22)	0.95	1.85	(2.27)	(1.33)

Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.17)	(0.23)	(0.13)
Distributions from net realized gains	—	—	—	—	(0.08)

Total dividends and distributions	(0.22)	(0.21)	(0.17)	(0.23)	(0.21)

Net asset value, end of year	$7.25	$8.69	$7.95	$6.27	$8.77

Total return	(14.14)%	12.10%	29.48%	(25.76)%	(12.81)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,834	$6,284	$5,680	$2,097	$3,662
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.90%	0.93%	1.10%
Before waivers and reimbursements (f)	1.46%	1.52%	1.61%	1.84%	1.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.54%	2.41%	2.32%	3.01%	1.40%
Before waivers and reimbursements (f)	1.98%	1.79%	1.62%	2.11%	0.60%
Portfolio turnover rate^	10%	13%	18%	56%	31%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.69	$7.95	$6.27	$8.77	$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.21	0.19	0.26	0.17
Net realized and unrealized gain (loss)	(1.44)	0.76	1.68	(2.51)	(1.47)

Total from investment operations	(1.20)	0.97	1.87	(2.25)	(1.30)

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.19)	(0.25)	(0.16)
Distributions from net realized gains	—	—	—	—	(0.08)

Total dividends and distributions	(0.24)	(0.23)	(0.19)	(0.25)	(0.24)

Net asset value, end of year	$7.25	$8.69	$7.95	$6.27	$8.77

Total return	(13.90)%	12.36%	29.81%	(25.57)%	(12.59)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,443	$16,359	$17,352	$13,197	$16,011
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65%	0.65%	0.65%	0.68%	0.85%
Before waivers and reimbursements (f)	1.20%	1.28%	1.35%	1.63%	1.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.79%	2.66%	2.68%	3.33%	1.63%
Before waivers and reimbursements (f)	2.24%	2.03%	1.97%	2.38%	0.86%
Portfolio turnover rate^	10%	13%	18%	56%	31%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(5.46)%	4.50%	3.48%
Portfolio – Class K Shares*	(5.21)	4.76	3.75
FTSE EPRA/NAREIT Developed Index	(4.74)	5.26	4.71

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.46)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, which returned (4.74)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sub-industry groups that contributed most to performance for the year were Health Care real estate investment trusts (REITs), Residential REITs and Industrial REITs.

•	The top five stocks that provided the most positive impact to performance for the were Welltower Inc., Link REIT, Realty Income Corp., Nippon Building Fund, Inc. and Omega Healthcare Investors, Inc.

What hurt performance during the year:

•	The worst performing industry groups for the year were Retail REITs, Office REITs and Diversified Real Estate Activity.

•

The five stocks that provided the most negative impact on performance for the year 2018, were Unibail-Rodamco-Westfie, CK Asset Holdings Ltd., Prologis Inc., The Macerich Co. and Sun Hung Kai Properties.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Real Estate	98.8%
Repurchase Agreements	1.2
Exchange Traded Funds	0.5
Closed End Funds	0.2
Health Care	0.2
Consumer Discretionary	0.1
Industrials	0.0 #
Cash and Other	(1.0)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$941.20	$4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class K
Actual	1,000.00	942.80	3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Commercial Services & Supplies (0.0%)
Diversified Support Services (0.0%)
Shurgard Self Storage SA*	366	$10,163

Total Commercial Services & Supplies		10,163

Equity Real Estate Investment Trusts (REITs) (78.7%)
Diversified REITs (9.4%)
Activia Properties, Inc. (REIT)	12	48,622
American Assets Trust, Inc. (REIT)	723	29,043
Artis REIT (REIT)	2,594	17,557
Cofinimmo SA (REIT)	446	55,379
Colony Capital, Inc. (REIT)	9,257	43,323
Cominar REIT (REIT)	3,434	28,172
Covivio (REIT)	677	65,177
Custodian Reit plc (REIT)	6,765	10,037
Daiwa House REIT Investment Corp. (REIT)	33	73,870
Dream Global REIT (REIT)	3,387	29,523
Empire State Realty Trust, Inc. (REIT), Class A	2,587	36,813
F&C UK Real Estate Investment Ltd. (REIT)	4,545	5,343
Gecina SA (REIT)	990	127,801
Global Net Lease, Inc. (REIT)	1,349	23,769
GPT Group (The) (REIT)	35,033	131,764
H&R REIT (REIT)	5,464	82,648
Hamborner REIT AG (REIT)	1,439	13,882
Hulic Reit, Inc. (REIT)	18	27,941
Icade (REIT)	607	46,144
Kenedix Office Investment Corp. (REIT)	8	51,053
Land Securities Group plc (REIT)	13,803	141,496
Lar Espana Real Estate Socimi SA (REIT)	1,272	10,814
Leasinvest Real Estate SCA (REIT)	14	1,401
Lexington Realty Trust (REIT)	4,049	33,242
Liberty Property Trust (REIT)	2,838	118,856
LondonMetric Property plc (REIT)	12,229	27,087
LXI REIT plc (REIT) (m)	4,552	6,983
Merlin Properties Socimi SA (REIT)	6,370	78,705
Mirvac Group (REIT)	68,896	108,697
NIPPON REIT Investment Corp. (REIT)	8	26,590
Nomura Real Estate Master Fund, Inc. (REIT)	78	102,649
Premier Investment Corp. (REIT)	24	27,300
PS Business Parks, Inc. (REIT)	374	48,994
RDI REIT plc (REIT)	24,198	8,828
Schroder REIT Ltd. (REIT)	9,876	7,196
Sekisui House Reit, Inc. (REIT)	67	42,836
Standard Life Investment Property Income Trust Ltd. (REIT)	7,639	7,917
Stockland (REIT)	47,183	117,055
STORE Capital Corp. (REIT)	3,548	100,444
Suntec REIT (REIT)	37,153	48,409
Tokyu REIT, Inc. (REIT)	16	23,992
United Urban Investment Corp. (REIT)	55	85,283
VEREIT, Inc. (REIT)	18,078	129,258
Washington REIT (REIT)	1,481	34,063
WP Carey, Inc. (REIT)	3,047	199,091

		2,485,047

Health Care REITs (7.4%)
Aedifica SA (REIT)	345	31,043
Assura plc (REIT)	44,667	30,059
CareTrust REIT, Inc. (REIT)	1,510	27,875
HCP, Inc. (REIT)	8,916	249,024
Healthcare Realty Trust, Inc. (REIT)	2,380	67,687
Healthcare Trust of America, Inc. (REIT), Class A	3,899	98,684
LTC Properties, Inc. (REIT)	739	30,802
Medical Properties Trust, Inc. (REIT)	6,710	107,897
National Health Investors, Inc. (REIT)	768	58,015
NorthWest Healthcare Properties REIT (REIT)	1,695	11,770
Omega Healthcare Investors, Inc. (REIT)	3,754	131,953
Physicians Realty Trust (REIT)	3,433	55,031
Primary Health Properties plc (REIT)	13,642	19,274
Sabra Health Care REIT, Inc. (REIT)	3,344	55,109
Senior Housing Properties Trust (REIT)	4,446	52,107
Target Healthcare REIT Ltd. (REIT)	6,426	8,849
Universal Health Realty Income Trust (REIT)	240	14,729
Ventas, Inc. (REIT)	6,795	398,119
Welltower, Inc. (REIT)	7,103	493,019

		1,941,046

Hotel & Resort REITs (3.6%)
Apple Hospitality REIT, Inc. (REIT)	4,095	58,395
Ashford Hospitality Trust, Inc. (REIT)	1,597	6,388
CDL Hospitality Trusts (REIT)	14,862	15,902
Chatham Lodging Trust (REIT)	850	15,028
Chesapeake Lodging Trust (REIT)	1,115	27,150
DiamondRock Hospitality Co. (REIT)	3,896	35,376
Hersha Hospitality Trust (REIT)	669	11,734
Hospitality Properties Trust (REIT)	3,076	73,455
Host Hotels & Resorts, Inc. (REIT)	13,853	230,929
Invincible Investment Corp. (REIT)	87	35,912
Japan Hotel REIT Investment Corp. (REIT)	76	54,363
Park Hotels & Resorts, Inc. (REIT)	3,850	100,023
Pebblebrook Hotel Trust (REIT)	2,452	69,416
RLJ Lodging Trust (REIT)	3,268	53,595
Ryman Hospitality Properties, Inc. (REIT)	840	56,020

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Summit Hotel Properties, Inc. (REIT)	1,943	$18,905
Sunstone Hotel Investors, Inc. (REIT)	4,289	55,800
Xenia Hotels & Resorts, Inc. (REIT)	2,118	36,430

		954,821

Industrial REITs (8.0%)
Americold Realty Trust (REIT)	1,622	41,426
Ascendas REIT (REIT)	43,460	81,716
Duke Realty Corp. (REIT)	6,716	173,944
EastGroup Properties, Inc. (REIT)	661	60,634
First Industrial Realty Trust, Inc. (REIT)	2,391	69,004
GLP J-Reit (REIT)	64	65,374
Goodman Group (REIT)	34,252	256,375
Granite REIT (REIT)	869	33,870
Hansteen Holdings plc (REIT)	7,622	8,994
Industrial & Infrastructure Fund Investment Corp. (REIT)	29	30,062
Industrial Logistics Properties Trust (REIT)	824	16,200
Japan Logistics Fund, Inc. (REIT)	16	32,492
Mapletree Industrial Trust (REIT)	25,038	35,048
Mapletree Logistics Trust (REIT)	39,028	36,036
Monmouth Real Estate Investment Corp. (REIT)	1,454	18,030
Montea C.V.A (REIT)	153	10,467
Nippon Prologis REIT, Inc. (REIT)	36	75,996
Prologis, Inc. (REIT)	11,980	703,466
Rexford Industrial Realty, Inc. (REIT)	1,706	50,276
Segro plc (REIT)	19,550	146,644
STAG Industrial, Inc. (REIT)	1,975	49,138
Terreno Realty Corp. (REIT)	1,078	37,913
Tritax Big Box REIT plc (REIT)	28,064	46,900
Warehouses De Pauw CVA (CVA) (REIT)	326	43,030

		2,123,035

Office REITs (11.9%)
Alexandria Real Estate Equities, Inc. (REIT)	2,027	233,591
Allied Properties REIT (REIT)	2,081	67,558
alstria office REIT-AG (REIT)	2,997	41,892
Befimmo SA (REIT)	366	20,363
Beni Stabili SpA SIIQ (REIT)	19,305	14,998
Boston Properties, Inc. (REIT)	2,972	334,499
Brandywine Realty Trust (REIT)	3,320	42,728
CapitaLand Commercial Trust (REIT)	44,830	57,441
Champion REIT (REIT)	37,208	25,456
Columbia Property Trust, Inc. (REIT)	2,236	43,267
Corporate Office Properties Trust (REIT)	1,951	41,030
Cousins Properties, Inc. (REIT)	7,904	62,442
Cromwell Property Group (REIT)	32,965	22,986
Daiwa Office Investment Corp. (REIT)	6	37,807
Derwent London plc (REIT)	2,048	74,332
Dexus (REIT) (x)	19,743	147,652
Douglas Emmett, Inc. (REIT)	3,086	105,325
Dream Office REIT (REIT)	947	15,462
Easterly Government Properties, Inc. (REIT)	1,137	17,828
Equity Commonwealth (REIT)	2,269	68,093
Franklin Street Properties Corp. (REIT)	1,959	12,205
Government Properties Income Trust (REIT) (x)	1,855	12,744
Great Portland Estates plc (REIT)	5,376	45,051
Green REIT plc (REIT)	13,138	20,288
Hibernia REIT plc (REIT)	13,184	18,981
Highwoods Properties, Inc. (REIT)	1,921	74,323
Hudson Pacific Properties, Inc. (REIT)	2,964	86,134
Inmobiliaria Colonial SOCIMI SA (REIT)	5,792	53,836
Intervest Offices & Warehouses NV (REIT)	421	9,941
Invesco Office J-Reit, Inc. (REIT)	159	22,209
Japan Excellent, Inc. (REIT)	22	29,742
Japan Prime Realty Investment Corp. (REIT)	16	60,759
Japan Real Estate Investment Corp. (REIT)	25	140,393
JBG SMITH Properties (REIT)	1,977	68,819
Keppel REIT (REIT)	37,397	31,294
Kilroy Realty Corp. (REIT)	1,832	115,196
Mack-Cali Realty Corp. (REIT)	1,700	33,303
MCUBS MidCity Investment Corp. (REIT)	29	22,951
Mori Hills REIT Investment Corp. (REIT)	29	36,499
Mori Trust Sogo Reit, Inc. (REIT)	18	26,183
Nippon Building Fund, Inc. (REIT)	24	151,147
NSI NV (REIT)	330	12,893
Orix JREIT, Inc. (REIT)	50	83,157
Paramount Group, Inc. (REIT)	3,919	49,223
Piedmont Office Realty Trust, Inc. (REIT), Class A	2,408	41,032
Regional REIT Ltd. (REIT) (m)	6,023	7,104
Select Income REIT (REIT)	1,639	12,063
SL Green Realty Corp. (REIT)	1,631	128,979
Tier REIT, Inc. (REIT)	950	19,598
Vornado Realty Trust (REIT)	3,310	205,319
Workspace Group plc (REIT)	2,518	25,402

		3,131,518

Residential REITs (11.5%)
Advance Residence Investment Corp. (REIT)	24	66,315
American Campus Communities, Inc. (REIT)	2,625	108,649
American Homes 4 Rent (REIT), Class A	4,718	93,652
Apartment Investment & Management Co. (REIT), Class A	3,002	131,728
AvalonBay Communities, Inc. (REIT)	2,662	463,321
Boardwalk REIT (REIT)	719	19,913
Camden Property Trust (REIT)	1,728	152,150
Canadian Apartment Properties REIT (REIT)	2,773	89,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Civitas Social Housing plc (REIT) (m)	6,636	$9,014
Comforia Residential REIT, Inc. (REIT)	10	25,461
Empiric Student Property plc (REIT)	11,158	13,130
Equity LifeStyle Properties, Inc. (REIT)	1,650	160,264
Equity Residential (REIT)	6,850	452,168
Essex Property Trust, Inc. (REIT)	1,263	309,700
GCP Student Living plc (REIT)	7,300	13,791
Independence Realty Trust, Inc. (REIT)	1,639	15,046
InterRent REIT (REIT)	1,854	17,722
Investors Real Estate Trust (REIT)	225	11,060
Invitation Homes, Inc. (REIT)	5,508	110,601
Irish Residential Properties REIT plc (REIT)	6,941	10,727
Japan Rental Housing Investments, Inc. (REIT)	28	20,956
Kenedix Residential Next Investment Corp. (REIT)	16	24,360
Killam Apartment REIT (REIT)	1,593	18,600
Mid-America Apartment Communities, Inc. (REIT)	2,194	209,966
Nippon Accommodations Fund, Inc. (REIT)	9	43,434
Northview Apartment REIT (REIT)	893	16,013
Sun Communities, Inc. (REIT)	1,623	165,075
Triple Point Social Housing REIT plc (REIT) (m)	5,053	6,411
UDR, Inc. (REIT)	5,118	202,775
UNITE Group plc (The) (REIT)	4,972	51,010
Xior Student Housing NV (REIT) (m)	200	8,710

		3,041,704

Retail REITs (19.3%)
Acadia Realty Trust (REIT)	1,514	35,973
AEON REIT Investment Corp. (REIT)	28	32,287
Agree Realty Corp. (REIT)	566	33,462
Alexander’s, Inc. (REIT)	40	12,190
British Land Co. plc (The) (REIT) (x)	18,984	128,997
Brixmor Property Group, Inc. (REIT)	5,473	80,398
Brookfield Property REIT, Inc. (REIT), Class A	2,957	47,608
BWP Trust (REIT)	9,270	23,061
Capital & Regional plc (REIT)	10,342	3,624
CapitaLand Mall Trust (REIT)	43,952	72,721
CBL & Associates Properties, Inc. (REIT) (x)	3,182	6,109
Charter Hall Retail REIT (REIT)	6,388	20,169
Choice Properties REIT (REIT)	4,324	36,487
Crombie REIT (REIT)	1,661	15,233
Eurocommercial Properties NV (CVA) (REIT)	904	27,942
Federal Realty Investment Trust (REIT)	1,427	168,443
Fortune REIT (REIT)	25,289	29,003
Frontier Real Estate Investment Corp. (REIT)	9	35,731
Fukuoka REIT Corp. (REIT)	13	19,725
Getty Realty Corp. (REIT)	615	18,087
Hammerson plc (REIT)	15,150	63,444
Immobiliare Grande Distribuzione SIIQ SpA (REIT)	944	5,816
Intu Properties plc (REIT) (x)	16,889	24,408
Japan Retail Fund Investment Corp. (REIT)	50	100,115
Kenedix Retail REIT Corp. (REIT)	10	22,680
Kimco Realty Corp. (REIT)	7,538	110,432
Kite Realty Group Trust (REIT)	1,555	21,910
Kiwi Property Group Ltd. (REIT)	27,081	24,794
Klepierre SA (REIT)	3,836	118,103
Link REIT (REIT)	41,094	413,842
Macerich Co. (The) (REIT)	2,621	113,437
Mapletree Commercial Trust (REIT)	36,324	43,941
Mercialys SA (REIT)	775	10,611
National Retail Properties, Inc. (REIT)	3,004	145,724
NewRiver REIT plc (REIT)	5,666	15,216
Pennsylvania REIT (REIT) (x)	1,293	7,680
Realty Income Corp. (REIT)	5,587	352,205
Regency Centers Corp. (REIT)	2,922	171,463
Retail Estates NV (REIT)	124	10,936
Retail Opportunity Investments Corp. (REIT)	2,088	33,157
Retail Properties of America, Inc. (REIT), Class A	4,142	44,941
Retail Value, Inc. (REIT)	288	7,370
RioCan REIT (REIT)	5,940	103,554
RPT Realty (REIT)	1,491	17,818
Saul Centers, Inc. (REIT)	221	10,436
Scentre Group (REIT)	97,456	267,684
Seritage Growth Properties (REIT), Class A (x)	613	19,818
Shaftesbury plc (REIT)	4,398	46,511
Shopping Centres Australasia Property Group (REIT)	14,292	25,669
Simon Property Group, Inc. (REIT)	5,893	989,965
SITE Centers Corp. (REIT)	2,885	31,937
SmartCentres REIT (REIT)	2,232	50,405
Spirit MTA REIT (REIT)	808	5,761
Spirit Realty Capital, Inc. (REIT)	1,627	57,352
Tanger Factory Outlet Centers, Inc. (REIT) (x)	1,727	34,920
Taubman Centers, Inc. (REIT)	1,120	50,949
Unibail-Rodamco-Westfield (REIT)	2,559	395,285
Urban Edge Properties (REIT)	2,056	34,171
Urstadt Biddle Properties, Inc. (REIT), Class A	555	10,667
Vastned Retail NV (REIT)	344	12,321
Vicinity Centres (REIT)	59,615	109,154
Washington Prime Group, Inc. (REIT)	3,513	17,073
Weingarten Realty Investors (REIT)	2,257	55,996
Wereldhave Belgium NV (REIT)	41	3,856
Wereldhave NV (REIT)	763	23,680

		5,084,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Specialized REITs (7.6%)
Big Yellow Group plc (REIT)	2,762	$30,692
CubeSmart (REIT)	3,555	101,993
CyrusOne, Inc. (REIT)	1,956	103,433
Digital Realty Trust, Inc. (REIT)	3,929	418,635
EPR Properties (REIT)	1,394	89,258
Extra Space Storage, Inc. (REIT)	2,357	213,261
Four Corners Property Trust, Inc. (REIT)	1,273	33,353
Gaming and Leisure Properties, Inc. (REIT)	3,861	124,749
Life Storage, Inc. (REIT)	866	80,529
National Storage Affiliates Trust (REIT)	1,064	28,153
Public Storage (REIT)	2,848	576,464
QTS Realty Trust, Inc. (REIT), Class A	957	35,457
Safestore Holdings plc (REIT)	3,869	24,929
VICI Properties, Inc. (REIT)	7,438	139,686

		2,000,592

Total Equity Real Estate Investment Trusts (REITs)		20,762,220

Health Care Providers & Services (0.2%)
Health Care Facilities (0.2%)
Chartwell Retirement Residences	3,990	39,952

Total Health Care Providers & Services		39,952

Hotels, Restaurants & Leisure (0.1%)
Hotels, Resorts & Cruise Lines (0.1%)
Pandox AB	1,421	23,616

Total Hotels, Restaurants & Leisure		23,616

Real Estate Management & Development (20.1%)
Diversified Real Estate Activities (8.3%)
Allreal Holding AG (Registered)*	266	41,412
CapitaLand Ltd.	48,728	110,823
City Developments Ltd.	8,945	53,083
DIC Asset AG	840	8,729
Hang Lung Properties Ltd.	38,588	73,552
Hembla AB*	678	11,342
Henderson Land Development Co. Ltd.	22,868	113,366
Mitsubishi Estate Co. Ltd.	22,536	353,161
Mitsui Fudosan Co. Ltd.	18,047	399,874
Mobimo Holding AG (Registered)	115	27,358
New World Development Co. Ltd.	107,082	140,669
Nomura Real Estate Holdings, Inc.	2,231	40,705
Sumitomo Realty & Development Co. Ltd.	8,181	298,800
Sun Hung Kai Properties Ltd.	27,164	385,158
Tokyo Tatemono Co. Ltd.	3,918	40,376
UOL Group Ltd.	9,414	42,595
Wharf Holdings Ltd. (The)	23,204	60,197

		2,201,200

Real Estate Development (1.8%)
CK Asset Holdings Ltd.	51,490	374,423
Helical plc	1,868	7,590
Sino Land Co. Ltd.	60,037	102,173

		484,186

Real Estate Operating Companies (9.9%)
ADLER Real Estate AG	549	8,205
ADO Properties SA (m)	552	28,862
Aeon Mall Co. Ltd.	2,257	36,108
Aroundtown SA	11,707	97,160
Azrieli Group Ltd.	693	33,088
CA Immobilien Anlagen AG	1,308	41,327
Capital & Counties Properties plc	13,947	40,930
Carmila SA (REIT)	582	10,755
Castellum AB	5,155	94,891
Catena AB	305	7,598
Citycon OYJ	7,273	13,449
Daejan Holdings plc	85	6,081
Deutsche EuroShop AG	968	28,130
Deutsche Wohnen SE	6,876	315,172
Dios Fastigheter AB	1,594	10,145
Entra ASA (m)	2,072	27,519
Fabege AB	5,047	67,190
Fastighets AB Balder, Class B*	1,996	56,936
First Capital Realty, Inc.	2,932	40,484
Grainger plc	9,727	26,006
Grand City Properties SA	2,086	45,238
Hemfosa Fastigheter AB	3,022	23,876
Hiag Immobilien Holding AG	47	5,575
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	250	1,538
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	22,388	141,132
Hufvudstaden AB, Class A	2,074	32,095
Hulic Co. Ltd.	6,776	60,635
Hysan Development Co. Ltd.	11,710	55,524
Kennedy-Wilson Holdings, Inc.	2,355	42,790
Klovern AB, Class B	9,978	11,581
Kojamo OYJ*	1,643	15,262
Kungsleden AB	3,574	25,385
LEG Immobilien AG	1,258	131,354
Phoenix Spree Deutschland Ltd.	1,626	7,349
PSP Swiss Property AG (Registered)	743	73,155
Sirius Real Estate Ltd.	17,683	13,514
Swire Properties Ltd.	20,072	70,140
Swiss Prime Site AG (Registered)	1,474	119,423
TAG Immobilien AG	2,391	54,580
TLG Immobilien AG	1,608	44,655
Victoria Park AB, Class B	656	2,678
Vonovia SE	9,906	449,593
Wallenstam AB, Class B	3,096	28,695
Wharf Real Estate Investment Co. Ltd.	23,535	139,898
Wihlborgs Fastigheter AB	2,512	29,106

		2,614,807

Real Estate Services (0.1%)
Nyfosa AB*	3,022	14,578

Total Real Estate Management & Development		5,314,771

Total Common Stocks (99.1%) (Cost $25,251,709)		26,150,722

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CLOSED END FUNDS:
F&C Commercial Property Trust Ltd.	10,026	$15,897
MedicX Fund Ltd. (REIT)	8,446	8,015
Picton Property Income Ltd. (The)	10,276	11,154
UK Commercial Property REIT Ltd. (REIT)	12,421	13,173

Total Closed End Funds (0.2%) (Cost $51,855)		48,239

EXCHANGE TRADED FUNDS (ETF):
Equity (0.5%)
iShares International Developed Real Estate ETF	2,435	65,818
iShares U.S. Real Estate ETF (x)	882	66,097

Total Exchange Traded Funds (0.5%) (Cost $137,595)		131,915

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.2%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $30,635, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $31,248. (xx)	$30,630	30,630
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $40,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $40,810. (xx)	40,000	40,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $11,116, collateralized by various Common Stocks; total market value $12,372. (xx)	11,114	11,114
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $231,497, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $236,088. (xx)	231,459	231,459

Total Repurchase Agreements		313,203

Total Short-Term Investments (1.2%) (Cost $313,203)		313,203

Total Investments in Securities (101.0%) (Cost $25,754,362)		26,644,079
Other Assets Less Liabilities (-1.0%)		(260,457)

Net Assets (100%)		$26,383,622

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $94,603 or 0.4% of net assets.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $341,644. This was collateralized by $44,594 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/15/19 - 11/15/47 and by cash of $313,203 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVA	— Dutch Certification

Country Diversification As a Percentage of Total Net Assets
Australia	4.7%
Austria	0.2
Belgium	0.8
Canada	2.8
Finland	0.1
France	2.9
Germany	4.8
Guernsey	0.1
Hong Kong	8.1
Ireland	0.2
Israel	0.1
Italy	0.1
Japan	11.5
Netherlands	0.3
New Zealand	0.1
Norway	0.1
Singapore	2.4
Spain	0.5
Sweden	1.7
Switzerland	1.0
United Kingdom	4.4
United States	54.1
Cash and Other	(1.0)

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Funds	$—	$48,239	$—	$48,239
Common Stocks
Consumer Discretionary	—	23,616	—	23,616
Health Care	39,952	—	—	39,952
Industrials	—	10,163	—	10,163
Real Estate	14,531,222	11,545,769	—	26,076,991
Exchange Traded Funds	131,915	—	—	131,915
Short-Term Investments
Repurchase Agreements	—	313,203	—	313,203

Total Assets	$14,703,089	$11,940,990	$—	$26,644,079

Total Liabilities	$—	$—	$—	$—

Total	$14,703,089	$11,940,990	$—	$26,644,079

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,294,094
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,432,812

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,229,157
Aggregate gross unrealized depreciation	(2,810,575)

Net unrealized appreciation	$418,582

Federal income tax cost of investments in securities and derivative instruments, if applicable	$26,225,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $25,441,159)	$26,330,876
Repurchase Agreements (Cost $313,203)	313,203
Foreign cash (Cost $4,494)	4,462
Dividends, interest and other receivables	136,264
Receivable for securities sold	32,171
Due from Custodian	28,327
Receivable for Portfolio shares sold	1,745
Securities lending income receivable	150
Other assets	117

Total assets	26,847,315

LIABILITIES
Overdraft payable	20,900
Payable for return of collateral on securities loaned	313,203
Payable for securities purchased	28,327
Payable for Portfolio shares redeemed	9,755
Administrative fees payable	5,073
Distribution fees payable – Class IB	2,668
Investment management fees payable	1,785
Trustees’ fees payable	11
Accrued expenses	81,971

Total liabilities	463,693

NET ASSETS	$26,383,622

Net assets were comprised of:
Paid in capital	$26,039,298
Total distributable earnings (loss)	344,324

Net assets	$26,383,622

Class IB
Net asset value, offering and redemption price per share, $12,114,302 / 1,207,683 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.03

Class K
Net asset value, offering and redemption price per share, $14,269,320 / 1,418,575 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

(x)	Includes value of securities on loan of $341,644.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $53,219 foreign withholding tax)	$1,040,983
Interest	339
Securities lending (net)	4,057

Total income	1,045,379

EXPENSES
Investment management fees	139,809
Professional fees	55,565
Custodian fees	41,500
Distribution fees – Class IB	32,121
Administrative fees	30,000
Trustees’ fees	27,885
Printing and mailing expenses	13,587
Miscellaneous	13,188

Gross expenses	353,655
Less: Waiver from investment manager	(139,839)

Net expenses	213,816

NET INVESTMENT INCOME (LOSS)	831,563

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	176,413
Foreign currency transactions	(4,850)

Net realized gain (loss)	171,563

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,517,225)
Foreign currency translations	(352)

Net change in unrealized appreciation (depreciation)	(2,517,577)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,346,014)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,514,451)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$831,563	$753,672
Net realized and unrealized gain (loss)	171,563	235,815
Net change in unrealized appreciation (depreciation)	(2,517,577)	1,927,672

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,514,451)	2,917,159

Distributions to shareholders: (a)
Class IB	(394,673)	(539,354)
Class K	(493,031)	(666,723)

Total distributions to shareholders	(887,704)	(1,206,077)

Tax return of capital:
Class IB	(92,905)	(24,600)
Class K	(116,057)	(30,800)

Total return of capital	(208,962)	(55,400)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 124,025 and 247,424 shares, respectively ]	1,340,485	2,683,966
Capital shares issued in reinvestment of dividends and distributions [ 46,234 and 51,177 shares, respectively ]	487,578	563,954
Capital shares repurchased [ (178,397) and (259,534) shares, respectively ]	(1,934,529)	(2,821,535)

Total Class IB transactions	(106,466)	426,385

Class K
Capital shares sold [ 57,132 and 171,703 shares, respectively ]	618,163	1,877,906
Capital shares issued in reinvestment of dividends and distributions [ 57,602 and 63,126 shares, respectively ]	609,088	697,523
Capital shares repurchased [ (119,053) and (555,758) shares, respectively ]	(1,285,345)	(6,055,388)

Total Class K transactions	(58,094)	(3,479,959)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(164,560)	(3,053,574)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,775,677)	(1,397,892)
NET ASSETS:
Beginning of year	29,159,299	30,557,191

End of year (b)	$26,383,622	$29,159,299

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $439,585 and $550,388 for Classes IB and K, respectively; and dividends from net realized capital gains of $99,769 and $116,335 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(474,477) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015		2014
Net asset value, beginning of year	$11.03	$10.45	$10.17	$10.46		$9.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.22	0.14		0.16
Net realized and unrealized gain (loss)	(0.89)	0.80	0.27	(0.36)		1.44

Total from investment operations	(0.58)	1.07	0.49	(0.22)		1.60

Less distributions:
Dividends from net investment income	(0.34)	(0.38)	(0.07)	(0.06)		(0.65)
Distributions from net realized gains	—	(0.09)	(0.14)	(0.01)		(0.12)
Return of capital	(0.08)	(0.02)	—	—		—

Total dividends and distributions	(0.42)	(0.49)	(0.21)	(0.07)		(0.77)

Net asset value, end of year	$10.03	$11.03	$10.45	$10.17		$10.46

Total return	(5.46)%	10.22%	4.67%	(2.02)%		16.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,114	$13,416	$12,294	$9,155		$5,787
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.91%	1.13	%***	1.12%**
Before waivers and reimbursements (f)	1.40%	1.31%	1.41%	1.58	%***	2.04%**
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.84%	2.46%	2.11%	1.36%		1.52%
Before waivers and reimbursements (f)	2.34%	2.05%	1.61%	0.91%		0.59%
Portfolio turnover rate^	15%	30%	57%	55%		48%

	Year Ended December 31,
Class K	2018	2017	2016	2015		2014
Net asset value, beginning of year	$11.06	$10.47	$10.20	$10.46		$9.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34	0.29	0.24	0.15		0.19
Net realized and unrealized gain (loss)	(0.89)	0.81	0.27	(0.34)		1.44

Total from investment operations	(0.55)	1.10	0.51	(0.19)		1.63

Less distributions:
Dividends from net investment income	(0.37)	(0.40)	(0.10)	(0.06)		(0.68)
Distributions from net realized gains	—	(0.09)	(0.14)	(0.01)		(0.12)
Return of capital	(0.08)	(0.02)	—	—		—

Total dividends and distributions	(0.45)	(0.51)	(0.24)	(0.07)		(0.80)

Net asset value, end of year	$10.06	$11.06	$10.47	$10.20		$10.46

Total return	(5.21)%	10.56%	4.81%	(1.73)%		16.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,269	$15,743	$18,263	$18,619		$21,244
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65%	0.65%	0.66%	0.88	%***	0.87%**
Before waivers and reimbursements (f)	1.15%	1.07%	1.16%	1.33	%***	1.69%**
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.09%	2.68%	2.30%	1.46%		1.79%
Before waivers and reimbursements (f)	2.59%	2.26%	1.79%	1.02%		0.96%
Portfolio turnover rate^	15%	30%	57%	55%		48%
**	Includes Interest Expense of 0.02%.
***	Includes Interest Expense of 0.03%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	(11.44)%	2.84%
Portfolio – Class K Shares*	(11.20)	3.09
Russell 2000® Value Index	(12.86)	3.84

*  Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (11.44)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned (12.86)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s allocation to Texas Pacific Land Trust was the largest contributor to relative returns. Though the shares fell during the fourth quarter, they ended the year up 22%. The company continued to generate profits from land sales and royalties during the year, while establishing its water services business.

•	At the security level, Live Nation Entertainment, Inc. and Inter Parfums, Inc. also contributed meaningfully to relative returns.

•	Stock selection within the financials sector also contributed to performance.

What hurt performance during the year:

•

Civeo Corp.’s shares declined by approximately 48%. The company, which provides workforce accommodations in the Canadian oil sands, as well as in Australia in regions of natural resource extraction, declined during the fourth quarter, as lower oil prices provided a headwind to further investment in extraction sites.

•

Lions Gate Entertainment Corp.’s shares also detracted meaningfully. The shares declined by approximately 52% during the year, with much of that in the fourth quarter. The company reported a fully diluted loss per share and mixed results across its segments.

•	An underweight position in the energy sector also detracted from relative performance.

How derivatives contributed/detracted from performance during the year?

•	The Portfolio may gain exposure to the index through derivative instruments, such as equity index futures. They had minimal impact on performance relative to the benchmark during the year.

Portfolio Positioning and Outlook — Horizon Asset Management, LLC

Despite a sound U.S. economy, concerns about international trade agreements, the threat of rising interest rates, uncertainty about the Federal Reserve’s policy regarding its balance sheet, and a potential deceleration of global growth roiled markets. These headwinds seem likely to persist into 2019. Accordingly, it seems prudent to remain positioned in securities with business models that are poised to weather the turbulence that may lie ahead. We seek to apply our value investing methodology by identifying businesses that we believe have sustainable business models and can operate through a full cycle, often with current financial results that do not reflect the full potential of the businesses. We believe the short-term orientation of the market can be used to our advantage. Furthermore, as indexation continues to drive asset flows, our preference remains that of allocating to securities that are less widely held and which are, therefore, more likely to trade based on their fundamentals.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Energy	21.6%
Financials	18.4
Industrials	13.8
Real Estate	11.1
Information Technology	6.6
Consumer Discretionary	5.9
Communication Services	5.4
Utilities	5.3
Consumer Staples	4.5
Repurchase Agreements	3.0
Materials	2.4
Health Care	2.1
Investment Company	1.4
Cash and Other	(1.5)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$791.80	$5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	793.20	4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.4%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	1,566	$112,016
Cincinnati Bell, Inc.*	6,856	53,340
Consolidated Communications Holdings, Inc. (x)	10,538	104,116
Frontier Communications Corp. (x)	15,253	36,302
Intelsat SA*	8,353	178,671
Iridium Communications, Inc.*	14,403	265,735
pdvWireless, Inc.*	1,374	51,374
Windstream Holdings, Inc. (x)*	6,437	13,453

		815,007

Entertainment (4.0%)
AMC Entertainment Holdings, Inc., Class A (x)	7,794	95,710
Eros International plc*	2,756	22,847
Lions Gate Entertainment Corp., Class B	103,800	1,544,544
Live Nation Entertainment, Inc.*	173,000	8,520,250
Marcus Corp. (The)	2,894	114,313
Reading International, Inc., Class A*	2,634	38,299
Rosetta Stone, Inc.*	2,527	41,443

		10,377,406

Interactive Media & Services (0.1%)
Cars.com, Inc.*	10,317	221,815
Meet Group, Inc. (The)*	10,501	48,620

		270,435

Media (1.0%)
Beasley Broadcast Group, Inc., Class A	1,263	4,736
Boston Omaha Corp., Class A (x)*	749	17,527
Clear Channel Outdoor Holdings, Inc., Class A	5,431	28,187
Daily Journal Corp. (x)*	163	38,142
Emerald Expositions Events, Inc.	3,656	45,115
Entercom Communications Corp., Class A	19,163	109,421
Entravision Communications Corp., Class A	7,854	22,855
EW Scripps Co. (The), Class A	6,764	106,398
Fluent, Inc.*	5,187	18,673
Gannett Co., Inc.	16,994	144,959
Gray Television, Inc.*	11,983	176,629
Hemisphere Media Group, Inc.*	1,424	17,287
Liberty Latin America Ltd., Class A*	6,519	94,395
Liberty Latin America Ltd., Class C*	17,053	248,462
Meredith Corp. (x)	5,911	307,017
MSG Networks, Inc., Class A*	8,876	209,119
National CineMedia, Inc.	11,564	74,935
New Media Investment Group, Inc.	8,919	103,193
New York Times Co. (The), Class A	3,664	81,671
Saga Communications, Inc., Class A	592	19,672
Scholastic Corp.	4,217	169,776
Sinclair Broadcast Group, Inc., Class A	5,334	140,498
TEGNA, Inc.	32,516	353,449
WideOpenWest, Inc.*	4,596	32,769

		2,564,885

Wireless Telecommunication Services (0.0%)
NII Holdings, Inc. (x)*	13,447	59,301
Spok Holdings, Inc.	2,658	35,245

		94,546

Total Communication Services		14,122,279

Consumer Discretionary (5.9%)
Auto Components (0.8%)
American Axle & Manufacturing Holdings, Inc.*	16,715	185,536
Cooper Tire & Rubber Co.	7,602	245,773
Cooper-Standard Holdings, Inc.*	2,653	164,804
Dana, Inc.	1,685	22,967
Dorman Products, Inc.*	9,500	855,190
Gentherm, Inc.*	5,165	206,497
Modine Manufacturing Co.*	6,366	68,816
Motorcar Parts of America, Inc.*	2,871	47,773
Shiloh Industries, Inc.*	1,867	10,885
Standard Motor Products, Inc.	3,173	153,668
Stoneridge, Inc.*	448	11,043
Superior Industries International, Inc.	3,686	17,730
Tenneco, Inc., Class A	1,418	38,839
Tower International, Inc.	2,956	70,353

		2,099,874

Distributors (0.1%)
Core-Mark Holding Co., Inc.	6,279	145,987
Weyco Group, Inc.	905	26,399

		172,386

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	8,715	412,394
American Public Education, Inc.*	2,264	64,433
Carriage Services, Inc.	1,727	26,768
Houghton Mifflin Harcourt Co.*	14,249	126,246
K12, Inc.*	5,516	136,742
Laureate Education, Inc., Class A*	14,072	214,457
Regis Corp.*	5,004	84,818
Weight Watchers International, Inc.*	334	12,876

		1,078,734

Hotels, Restaurants & Leisure (0.8%)
BBX Capital Corp.	9,869	56,549
Belmond Ltd., Class A*	11,694	292,701
Biglari Holdings, Inc., Class A*	16	9,403
Bojangles’, Inc.*	2,593	41,695
Boyd Gaming Corp.	1,089	22,629
Brinker International, Inc. (x)	1,372	60,341
Carrols Restaurant Group, Inc.*	801	7,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Century Casinos, Inc.*	3,868	$28,585
Chuy’s Holdings, Inc.*	494	8,764
Del Frisco’s Restaurant Group, Inc.*	4,905	35,071
Del Taco Restaurants, Inc.*	4,624	46,194
Denny’s Corp.*	2,304	37,348
Dine Brands Global, Inc.	1,031	69,428
Drive Shack, Inc.*	865	3,391
El Pollo Loco Holdings, Inc.*	3,196	48,483
Empire Resorts, Inc. (x)*	307	3,110
Fiesta Restaurant Group, Inc.*	730	11,322
Habit Restaurants, Inc. (The), Class A (x)*	3,037	31,889
International Speedway Corp., Class A	3,633	159,343
J Alexander’s Holdings, Inc.*	2,004	16,493
Jack in the Box, Inc.	3,402	264,097
Marriott Vacations Worldwide Corp.	986	69,523
Monarch Casino & Resort, Inc.*	309	11,785
OBH, Inc.*	137	15,560
Papa John’s International, Inc. (x)	1,793	71,379
Penn National Gaming, Inc.*	11,462	215,829
RCI Hospitality Holdings, Inc.	360	8,039
Red Lion Hotels Corp.*	2,361	19,360
Red Robin Gourmet Burgers, Inc.*	1,945	51,970
Speedway Motorsports, Inc.	1,705	27,740
Town Sports International Holdings, Inc.*	1,947	12,461
Wendy’s Co. (The)	28,000	437,080
Wingstop, Inc.	326	20,926

		2,216,370

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	1,487	29,800
Beazer Homes USA, Inc.*	4,628	43,874
Century Communities, Inc.*	3,613	62,360
Ethan Allen Interiors, Inc.	3,538	62,233
Flexsteel Industries, Inc.	1,086	23,979
Green Brick Partners, Inc.*	3,498	25,326
Helen of Troy Ltd.*	3,671	481,562
Hooker Furniture Corp.	945	24,891
Hovnanian Enterprises, Inc., Class A*	14,470	9,896
KB Home	10,159	194,037
La-Z-Boy, Inc.	4,002	110,895
Lifetime Brands, Inc.	1,646	16,509
Lovesac Co. (The)*	423	9,704
M.D.C. Holdings, Inc.	6,794	190,979
M/I Homes, Inc.*	3,270	68,735
Meritage Homes Corp.*	5,288	194,175
New Home Co., Inc. (The)*	2,003	10,476
Sonos, Inc. (x)*	1,219	11,971
Taylor Morrison Home Corp., Class A*	14,864	236,338
TRI Pointe Group, Inc.*	96,570	1,055,510
Tupperware Brands Corp.	7,255	229,040
Universal Electronics, Inc.*	1,997	50,484
Vuzix Corp. (x)*	439	2,112
William Lyon Homes, Class A*	3,910	41,798

		3,186,684

Internet & Direct Marketing Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	2,950	36,079
Gaia, Inc. (x)*	615	6,371
Lands’ End, Inc.*	1,589	22,580
Leaf Group Ltd.*	632	4,329
Liberty Expedia Holdings, Inc., Class A*	7,625	298,214
Liquidity Services, Inc.*	3,812	23,520

		391,093

Leisure Products (0.2%)
Acushnet Holdings Corp.	5,177	109,079
American Outdoor Brands Corp.*	8,048	103,497
Callaway Golf Co.	4,541	69,477
Clarus Corp.	3,221	32,597
Escalade, Inc.	1,720	19,694
Johnson Outdoors, Inc., Class A	279	16,389
Nautilus, Inc.*	419	4,567
Vista Outdoor, Inc.*	8,544	96,975
YETI Holdings, Inc. (x)*	998	14,810

		467,085

Multiline Retail (0.1%)
Big Lots, Inc.	4,605	133,176
Dillard’s, Inc., Class A (x)	1,744	105,181
JC Penney Co., Inc. (x)*	46,347	48,201

		286,558

Professional Services (0.0%)
Upwork, Inc.*	241	4,364

Specialty Retail (1.6%)
Aaron’s, Inc.	10,380	436,479
Abercrombie & Fitch Co., Class A	9,976	200,019
American Eagle Outfitters, Inc.	2,418	46,740
America’s Car-Mart, Inc.*	600	43,470
Ascena Retail Group, Inc.*	26,169	65,684
Barnes & Noble Education, Inc.*	6,039	24,216
Barnes & Noble, Inc.	8,772	62,193
Bed Bath & Beyond, Inc.	20,158	228,189
Big 5 Sporting Goods Corp. (x)	3,120	8,081
Buckle, Inc. (The) (x)	3,432	66,375
Caleres, Inc.	6,308	175,552
Cato Corp. (The), Class A	3,319	47,362
Chico’s FAS, Inc.	18,388	103,341
Citi Trends, Inc.	1,715	34,969
Conn’s, Inc.*	1,528	28,818
Container Store Group, Inc. (The)*	2,314	11,038
DSW, Inc., Class A	10,288	254,114
Express, Inc.*	10,732	54,840
Francesca’s Holdings Corp. (x)*	5,216	5,064
GameStop Corp., Class A (x)	15,013	189,464
Genesco, Inc.*	2,909	128,869
GNC Holdings, Inc., Class A (x)*	12,365	29,305
Group 1 Automotive, Inc.	2,718	143,293
Guess?, Inc.	8,625	179,141
Haverty Furniture Cos., Inc.	2,800	52,584
Hibbett Sports, Inc.*	2,874	41,098
J. Jill, Inc.*	2,464	13,133
Kirkland’s, Inc.*	1,765	16,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Lithia Motors, Inc., Class A	1,252	$95,565
Lumber Liquidators Holdings, Inc. (x)*	846	8,054
MarineMax, Inc.*	1,249	22,869
Murphy USA, Inc.*	3,690	282,802
Office Depot, Inc.	81,100	209,238
Party City Holdco, Inc.*	7,950	79,341
Pier 1 Imports, Inc. (x)	12,637	3,864
Rent-A-Center, Inc.*	6,647	107,615
RTW RetailWinds, Inc.*	1,555	4,401
Sally Beauty Holdings, Inc.*	13,285	226,509
Shoe Carnival, Inc. (x)	1,603	53,716
Signet Jewelers Ltd. (x)	7,740	245,900
Sonic Automotive, Inc., Class A	3,649	50,210
Tile Shop Holdings, Inc.	2,870	15,728
Tilly’s, Inc., Class A	2,494	27,085
Zumiez, Inc.*	1,976	37,880

		4,161,028

Textiles, Apparel & Luxury Goods (0.5%)
Culp, Inc. (x)	1,721	32,527
Fossil Group, Inc.*	5,295	83,290
G-III Apparel Group Ltd.*	4,669	130,218
Movado Group, Inc.	33,009	1,043,745
Rocky Brands, Inc.	1,012	26,312
Unifi, Inc.*	2,338	53,400
Vera Bradley, Inc.*	3,249	27,844

		1,397,336

Total Consumer Discretionary		15,461,512

Consumer Staples (4.5%)
Beverages (0.7%)
Crimson Wine Group Ltd.*	222,000	1,737,150
MGP Ingredients, Inc.	237	13,521

		1,750,671

Food & Staples Retailing (0.3%)
Andersons, Inc. (The)	4,083	122,041
BJ’s Wholesale Club Holdings, Inc. (x)*	4,653	103,111
Ingles Markets, Inc., Class A	2,104	57,271
Natural Grocers by Vitamin Cottage, Inc.*	1,292	19,806
Rite Aid Corp. (x)*	157,693	111,694
Smart & Final Stores, Inc.*	3,669	17,391
SpartanNash Co.	5,336	91,672
United Natural Foods, Inc.*	7,513	79,563
Village Super Market, Inc., Class A	1,235	33,024
Weis Markets, Inc.	1,426	68,134

		703,707

Food Products (1.1%)
Alico, Inc.	30,111	888,275
B&G Foods, Inc. (x)	8,806	254,581
Cal-Maine Foods, Inc.	2,787	117,890
Darling Ingredients, Inc.*	24,440	470,226
Dean Foods Co.	13,518	51,504
Farmer Brothers Co.*	1,470	34,295
Fresh Del Monte Produce, Inc.	4,567	129,109
Hostess Brands, Inc.*	14,821	162,142
Lancaster Colony Corp.	764	135,121
Landec Corp.*	3,988	47,218
Limoneira Co. (x)	1,526	29,833
Sanderson Farms, Inc.	3,063	304,125
Seneca Foods Corp., Class A*	1,106	31,211
Simply Good Foods Co. (The)*	9,053	171,102
Tootsie Roll Industries, Inc. (x)	2,066	69,004

		2,895,636

Household Products (0.0%)
Central Garden & Pet Co.*	369	12,712
Central Garden & Pet Co., Class A*	1,460	45,625
Oil-Dri Corp. of America	728	19,292

		77,629

Personal Products (2.3%)
Edgewell Personal Care Co.*	8,084	301,937
Inter Parfums, Inc.	88,698	5,815,928
Nature’s Sunshine Products, Inc.*	1,444	11,769
Revlon, Inc., Class A (x)*	187	4,710

		6,134,344

Tobacco (0.1%)
Pyxus International, Inc. (x)*	1,255	14,884
Universal Corp.	3,705	200,626
Vector Group Ltd.	8,517	82,871

		298,381

Total Consumer Staples		11,860,368

Energy (21.6%)
Energy Equipment & Services (1.9%)
Archrock, Inc.	19,052	142,699
Basic Energy Services, Inc.*	3,062	11,758
Bristow Group, Inc. (x)*	5,083	12,352
C&J Energy Services, Inc.*	9,213	124,375
CARBO Ceramics, Inc. (x)*	2,992	10,412
Dawson Geophysical Co.*	3,114	10,525
Diamond Offshore Drilling, Inc. (x)*	9,693	91,502
Dril-Quip, Inc.*	5,193	155,946
Era Group, Inc.*	3,126	27,321
Exterran Corp.*	4,862	86,057
Forum Energy Technologies, Inc.*	12,265	50,654
Frank’s International NV*	11,073	57,801
FTS International, Inc.*	4,888	34,754
Helix Energy Solutions Group, Inc.*	21,095	114,124
Independence Contract Drilling, Inc.*	4,388	13,690
Keane Group, Inc.*	602	4,924
KLX Energy Services Holdings, Inc.*	3,048	71,476
Matrix Service Co.*	3,964	71,114
McDermott International, Inc.*	26,915	176,024
Natural Gas Services Group, Inc.*	1,851	30,430
NCS Multistage Holdings, Inc.*	1,486	7,564
Newpark Resources, Inc.*	13,349	91,708
Nine Energy Service, Inc.*	2,198	49,543
Noble Corp. plc*	36,930	96,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Nuverra Environmental Solutions, Inc. (x)*	304	$2,493
Oceaneering International, Inc.*	14,806	179,153
Oil States International, Inc.*	8,917	127,335
PHI, Inc. (Non-Voting) (x)*	1,756	3,249
Pioneer Energy Services Corp.*	10,635	13,081
Quintana Energy Services, Inc. (x)*	793	2,744
RigNet, Inc.*	1,956	24,724
Rowan Cos. plc, Class A*	19,106	160,299
SEACOR Holdings, Inc.*	2,570	95,090
SEACOR Marine Holdings, Inc.*	2,421	28,471
Select Energy Services, Inc., Class A (x)*	5,248	33,167
Smart Sand, Inc. (x)*	3,340	7,415
Subsea 7 SA (ADR)	251,800	2,448,755
Superior Energy Services, Inc.*	22,939	76,846
TETRA Technologies, Inc.*	2,591	4,353
Tidewater, Inc.*	4,206	80,461
Unit Corp.*	7,841	111,969
US Silica Holdings, Inc.	4,666	47,500

		4,990,615

Oil, Gas & Consumable Fuels (19.7%)
Abraxas Petroleum Corp.*	1,413	1,540
Adams Resources & Energy, Inc.	298	11,536
Alta Mesa Resources, Inc., Class A (x)*	15,199	15,199
Approach Resources, Inc. (x)*	6,343	5,531
Arch Coal, Inc., Class A	2,590	214,944
Ardmore Shipping Corp.*	4,863	22,710
Berry Petroleum Corp.	1,207	10,561
Bonanza Creek Energy, Inc.*	2,835	58,599
California Resources Corp.*	6,771	115,378
Callon Petroleum Co.*	34,212	222,036
Clean Energy Fuels Corp.*	20,056	34,496
Cloud Peak Energy, Inc.*	11,929	4,370
CONSOL Energy, Inc.*	2,437	77,277
CVR Energy, Inc.	134	4,620
Delek US Holdings, Inc.	915	29,747
Denbury Resources, Inc.*	36,538	62,480
DHT Holdings, Inc.	13,592	53,281
Dorian LPG Ltd.*	4,202	24,498
Earthstone Energy, Inc., Class A*	3,037	13,727
Eclipse Resources Corp.*	7,198	7,558
Energy Fuels, Inc.*	12,335	35,155
EP Energy Corp., Class A (x)*	5,731	4,012
Frontline Ltd. (x)*	11,490	63,540
GasLog Ltd.	6,117	100,686
Golar LNG Ltd.	14,183	308,622
Goodrich Petroleum Corp.*	406	5,481
Green Plains, Inc.	5,897	77,310
Gulfport Energy Corp.*	26,200	171,610
Halcon Resources Corp. (x)*	20,209	34,355
Hallador Energy Co.	2,331	11,818
HighPoint Resources Corp.*	16,345	40,699
International Seaways, Inc.*	3,296	55,505
Isramco, Inc.*	86	10,191
Laredo Petroleum, Inc.*	16,236	58,774
Matador Resources Co.*	1,312	20,375
Midstates Petroleum Co., Inc.*	2,204	16,552
NACCO Industries, Inc., Class A	526	17,831
Navigator Holdings Ltd.*	10,400	97,760
Nordic American Tankers Ltd. (x)	20,693	41,386
Northern Oil and Gas, Inc.*	21,802	49,273
Oasis Petroleum, Inc.*	40,366	223,224
Overseas Shipholding Group, Inc., Class A*	8,780	14,575
Panhandle Oil and Gas, Inc., Class A	1,177	18,243
Par Pacific Holdings, Inc.*	4,443	63,002
PDC Energy, Inc.*	9,925	295,368
Peabody Energy Corp.	11,746	358,018
Permian Basin Royalty Trust	196,880	1,161,592
Renewable Energy Group, Inc.*	5,088	130,762
Resolute Energy Corp.*	3,090	89,548
REX American Resources Corp.*	818	55,714
Ring Energy, Inc.*	584	2,967
SandRidge Energy, Inc.*	4,668	35,523
Scorpio Tankers, Inc.	67,741	119,224
SemGroup Corp., Class A	11,858	163,403
Ship Finance International Ltd.	11,876	125,054
SilverBow Resources, Inc.*	1,085	25,649
Southwestern Energy Co.*	88,417	301,502
Talos Energy, Inc.*	3,049	49,760
Teekay Corp.	9,932	33,173
Teekay Tankers Ltd., Class A	27,573	25,588
Texas Pacific Land Trust	84,620	45,832,731
Ultra Petroleum Corp.*	24,203	18,397
W&T Offshore, Inc. (x)*	13,778	56,765
WildHorse Resource Development Corp.*	336	4,741
World Fuel Services Corp.	10,036	214,871

		51,630,417

Total Energy		56,621,032

Financials (18.4%)
Banks (8.5%)
1st Constitution Bancorp	1,146	22,840
1st Source Corp.	2,338	94,315
Access National Corp.	2,354	50,211
ACNB Corp.	1,019	39,996
Allegiance Bancshares, Inc.*	1,415	45,804
Amalgamated Bank, Class A	1,394	27,183
American National Bankshares, Inc.	1,276	37,400
Ames National Corp.	1,327	33,732
Arrow Financial Corp.	1,860	59,557
Atlantic Capital Bancshares, Inc.*	1,221	19,988
Auburn National Bancorporation, Inc.	331	10,479
Banc of California, Inc.	6,420	85,450
BancFirst Corp.	2,059	102,744
Bancorp, Inc. (The)*	7,511	59,788
BancorpSouth Bank	14,114	368,940
Bank of Commerce Holdings	2,341	25,657
Bank of Marin Bancorp	2,080	85,779
Bank of Princeton (The)	839	23,408
Bankwell Financial Group, Inc.	804	23,083
Banner Corp.	4,795	256,437
Bar Harbor Bankshares	2,284	51,230
Baycom Corp.*	1,562	36,067
BCB Bancorp, Inc.	2,157	22,584

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Berkshire Hills Bancorp, Inc.	6,092	$164,301
Blue Hills Bancorp, Inc.	1,794	38,284
Boston Private Financial Holdings, Inc.	12,343	130,466
Bridge Bancorp, Inc.	2,441	62,221
Brookline Bancorp, Inc.	11,830	163,491
Bryn Mawr Bank Corp.	2,973	102,271
Business First Bancshares, Inc.	1,574	38,138
Byline Bancorp, Inc.*	2,453	40,867
C&F Financial Corp.	496	26,392
Cadence Bancorp	7,172	120,346
Cambridge Bancorp (x)	394	32,800
Camden National Corp.	2,291	82,407
Capital Bancorp, Inc. (x)*	653	7,451
Capital City Bank Group, Inc.	1,730	40,153
Capstar Financial Holdings, Inc.	763	11,239
Carolina Financial Corp.	947	28,022
Cathay General Bancorp	11,594	388,747
CB Financial Services, Inc. (x)	750	18,585
CBTX, Inc. (x)	2,794	82,144
CenterState Bank Corp.	13,745	289,195
Central Pacific Financial Corp.	3,706	90,241
Central Valley Community Bancorp	1,732	32,683
Century Bancorp, Inc., Class A	423	28,650
Chemical Financial Corp.	10,689	391,324
Chemung Financial Corp.	521	21,523
Citizens & Northern Corp.	1,793	47,389
City Holding Co.	2,076	140,317
Civista Bancshares, Inc.	1,524	26,548
CNB Financial Corp.	2,099	48,172
Coastal Financial Corp.*	788	12,001
Codorus Valley Bancorp, Inc.	1,378	29,282
Columbia Banking System, Inc.	10,959	397,702
Community Bank System, Inc.	7,434	433,402
Community Bankers Trust Corp.*	3,407	24,599
Community Financial Corp. (The)	739	21,608
Community Trust Bancorp, Inc.	2,311	91,539
ConnectOne Bancorp, Inc.	3,323	61,376
County Bancorp, Inc.	837	14,539
Customers Bancorp, Inc.*	3,008	54,746
CVB Financial Corp.	16,738	338,610
Eagle Bancorp, Inc.*	925	45,057
Enterprise Bancorp, Inc.	1,371	44,091
Enterprise Financial Services Corp.	2,298	86,474
Equity Bancshares, Inc., Class A*	1,356	47,799
Esquire Financial Holdings, Inc.*	593	12,868
Evans Bancorp, Inc.	745	24,220
Farmers & Merchants Bancorp, Inc. (x)	142	5,466
Farmers National Banc Corp.	3,956	50,399
FB Financial Corp.	1,259	44,090
Fidelity D&D Bancorp, Inc. (x)	394	25,287
Fidelity Southern Corp.	3,290	85,606
Financial Institutions, Inc.	2,294	58,956
First Bancorp (Nasdaq Stock Exchange)	4,398	143,639
First Bancorp (Quotrix Stock Exchange)	32,088	275,957
First Bancorp, Inc.	1,511	39,739
First Bancshares, Inc. (The)	1,849	55,932
First Bank	2,610	31,633
First Busey Corp.	6,530	160,246
First Business Financial Services, Inc.	1,220	23,802
First Choice Bancorp (x)	1,377	31,120
First Commonwealth Financial Corp.	14,922	180,258
First Community Bankshares, Inc.	2,315	72,876
First Community Corp.	1,151	22,364
First Financial Bancorp	14,314	339,528
First Financial Corp.	1,775	71,266
First Financial Northwest, Inc.	1,123	17,373
First Foundation, Inc.*	3,822	49,151
First Guaranty Bancshares, Inc.	771	17,895
First Internet Bancorp	1,439	29,413
First Interstate BancSystem, Inc., Class A	4,926	180,095
First Merchants Corp.	7,407	253,838
First Mid-Illinois Bancshares, Inc.	1,932	61,669
First Midwest Bancorp, Inc.	15,356	304,202
First Northwest Bancorp	1,397	20,718
First of Long Island Corp. (The)	3,659	72,997
First Savings Financial Group, Inc.	262	13,608
First United Corp.	984	15,665
Flushing Financial Corp.	4,112	88,531
Franklin Financial Network, Inc.*	1,930	50,894
Fulton Financial Corp.	25,859	400,297
FVCBankcorp, Inc. (x)*	148	2,606
German American Bancorp, Inc.	2,443	67,842
Glacier Bancorp, Inc.	10,674	422,904
Great Southern Bancorp, Inc.	1,652	76,042
Great Western Bancorp, Inc.	8,873	277,281
Green Bancorp, Inc.	3,196	54,779
Guaranty Bancorp	735	15,251
Guaranty Bancshares, Inc. (x)	1,207	35,993
Hancock Whitney Corp.	12,757	442,030
Hanmi Financial Corp.	4,275	84,217
HarborOne Bancorp, Inc.*	1,242	19,735
Heartland Financial USA, Inc.	4,405	193,600
Heritage Commerce Corp.	611	6,929
Heritage Financial Corp.	5,466	162,450
Hilltop Holdings, Inc.	10,787	192,332
Home BancShares, Inc.	18,413	300,868
HomeTrust Bancshares, Inc.	1,899	49,716
Hope Bancorp, Inc.	18,634	220,999
Horizon Bancorp, Inc.	5,646	89,094
Howard Bancorp, Inc.*	1,565	22,380
IBERIABANK Corp.	8,243	529,860
Independent Bank Corp./MA	3,659	257,264
Independent Bank Corp./MI	2,451	51,520
Independent Bank Group, Inc.	2,351	107,605
International Bancshares Corp.	8,270	284,488
Investar Holding Corp.	976	24,205
Investors Bancorp, Inc.	35,836	372,694
Lakeland Bancorp, Inc.	6,696	99,168
Lakeland Financial Corp.	922	37,028
LCNB Corp.	1,426	21,604
LegacyTexas Financial Group, Inc.	4,263	136,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Level One Bancorp, Inc. (x)	656	$14,714
Live Oak Bancshares, Inc.	1,833	27,147
Macatawa Bank Corp.	3,738	35,960
MB Financial, Inc.	11,440	453,367
MBT Financial Corp.	2,679	24,915
Mercantile Bank Corp.	2,492	70,424
Metropolitan Bank Holding Corp.*	961	29,647
Mid Penn Bancorp, Inc.	676	15,562
Middlefield Banc Corp.	484	20,536
Midland States Bancorp, Inc.	1,599	35,722
MidSouth Bancorp, Inc.	2,323	24,624
MidWestOne Financial Group, Inc.	1,678	41,665
MutualFirst Financial, Inc.	890	23,647
MVB Financial Corp.	1,332	24,029
National Bank Holdings Corp., Class A	2,871	88,628
National Bankshares, Inc. (x)	1,049	38,215
National Commerce Corp.*	1,490	53,640
NBT Bancorp, Inc.	6,387	220,926
Nicolet Bankshares, Inc.*	1,283	62,610
Northeast Bancorp	919	15,375
Northrim BanCorp, Inc.	1,042	34,251
Norwood Financial Corp.	906	29,898
Oak Valley Bancorp (x)	938	17,165
OFG Bancorp	6,556	107,912
Ohio Valley Banc Corp. (x)	617	21,836
Old Line Bancshares, Inc.	2,153	56,667
Old National Bancorp	22,649	348,795
Old Second Bancorp, Inc.	4,335	56,355
Opus Bank	2,949	57,771
Origin Bancorp, Inc.	1,691	57,629
Orrstown Financial Services, Inc.	1,190	21,670
Pacific City Financial Corp.	1,484	23,225
Pacific Mercantile Bancorp*	2,253	16,109
Pacific Premier Bancorp, Inc.*	4,543	115,937
Park National Corp.	2,050	174,148
Parke Bancorp, Inc.	1,098	20,549
Peapack Gladstone Financial Corp.	2,755	69,371
Penns Woods Bancorp, Inc.	691	27,806
Peoples Bancorp of North Carolina, Inc.	705	17,244
Peoples Bancorp, Inc.	2,650	79,765
Peoples Financial Services Corp.	1,073	47,276
Premier Financial Bancorp, Inc.	1,781	26,555
QCR Holdings, Inc.	1,938	62,190
RBB Bancorp	2,041	35,860
Reliant Bancorp, Inc.	1,370	31,565
Renasant Corp.	7,205	217,447
Republic Bancorp, Inc., Class A	1,433	55,486
Republic First Bancorp, Inc.*	5,381	32,125
S&T Bancorp, Inc.	5,156	195,103
Sandy Spring Bancorp, Inc.	5,190	162,655
SB One Bancorp	1,142	23,342
Seacoast Banking Corp. of Florida*	5,723	148,912
Select Bancorp, Inc.*	2,037	25,218
Shore Bancshares, Inc.	1,923	27,960
Sierra Bancorp	2,103	50,535
Simmons First National Corp., Class A	13,588	327,878
SmartFinancial, Inc.*	1,674	30,584
South State Corp.	5,473	328,106
Southern First Bancshares, Inc.*	926	29,697
Southern National Bancorp of Virginia, Inc.	3,034	40,109
Southside Bancshares, Inc.	4,975	157,956
Spirit of Texas Bancshares, Inc. (x)*	1,229	27,997
State Bank Financial Corp.	3,685	79,559
Stock Yards Bancorp, Inc.	2,519	82,623
Summit Financial Group, Inc.	1,719	33,194
Tompkins Financial Corp.	2,099	157,446
Towne Bank	9,866	236,291
TriCo Bancshares	3,593	121,407
TriState Capital Holdings, Inc.*	2,696	52,464
Trustmark Corp.	9,739	276,880
UMB Financial Corp.	6,795	414,291
Union Bankshares Corp.	9,813	277,021
Union Bankshares, Inc.	65	3,104
United Bankshares, Inc.	14,774	459,619
United Community Banks, Inc.	10,601	227,497
United Security Bancshares	1,958	18,758
Unity Bancorp, Inc.	1,149	23,853
Univest Corp. of Pennsylvania	4,335	93,506
Valley National Bancorp	48,441	430,156
Veritex Holdings, Inc.*	2,357	50,393
Washington Trust Bancorp, Inc.	1,578	75,002
WesBanco, Inc.	7,845	287,833
West Bancorporation, Inc.	1,860	35,507
Westamerica Bancorp (x)	3,843	213,978

		22,381,140

Capital Markets (3.7%)
Arlington Asset Investment Corp., Class A (x)	4,288	31,045
Associated Capital Group, Inc., Class A (x)‡	190,412	6,708,215
B. Riley Financial, Inc.	3,074	43,651
Blucora, Inc.*	1,954	52,055
BrightSphere Investment Group plc	1,703	18,188
Clarke, Inc.*	52,400	479,783
Cowen, Inc.*	2,109	28,134
Donnelley Financial Solutions, Inc.*	2,654	37,236
Federated Investors, Inc., Class B	3,855	102,350
Focus Financial Partners, Inc., Class A*	1,133	29,832
GAIN Capital Holdings, Inc. (x)	4,186	25,786
GAMCO Investors, Inc., Class A	48,971	827,120
Greenhill & Co., Inc. (x)	262	6,393
INTL. FCStone, Inc.*	2,298	84,061
Investment Technology Group, Inc.	4,231	127,945
Ladenburg Thalmann Financial Services, Inc.	1,824	4,250
Oppenheimer Holdings, Inc., Class A	1,461	37,328
Piper Jaffray Cos.	1,997	131,482

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
PJT Partners, Inc., Class A	217	$8,411
Senvest Capital, Inc.*	1,110	130,912
Stifel Financial Corp.	10,400	430,768
Virtus Investment Partners, Inc.	888	70,534
Waddell & Reed Financial, Inc., Class A	11,647	210,578

		9,626,057

Consumer Finance (0.3%)
Encore Capital Group, Inc. (x)*	3,898	91,603
EZCORP, Inc., Class A*	7,575	58,555
LendingClub Corp.*	47,270	124,320
Nelnet, Inc., Class A	2,803	146,709
PRA Group, Inc.*	6,683	162,865
Regional Management Corp.*	742	17,845
World Acceptance Corp.*	921	94,181

		696,078

Diversified Financial Services (0.6%)
Banco Latinoamericano de Comercio Exterior SA, Class E	4,657	80,566
Cannae Holdings, Inc.*	10,312	176,541
FGL Holdings*	21,692	144,469
Marlin Business Services Corp.	907	20,253
On Deck Capital, Inc.*	1,095	6,461
Onex Corp.	21,600	1,176,552

		1,604,842

Insurance (2.2%)
Ambac Financial Group, Inc.*	6,437	110,974
American Equity Investment Life Holding Co.	13,440	375,514
AMERISAFE, Inc.	2,845	161,283
Argo Group International Holdings Ltd.	4,866	327,239
Citizens, Inc. (x)*	7,593	57,099
CNO Financial Group, Inc.	24,630	366,494
Crawford & Co., Class B	1,677	15,093
Donegal Group, Inc., Class A	1,401	19,117
eHealth, Inc.*	2,841	109,151
EMC Insurance Group, Inc.	1,389	44,240
Employers Holdings, Inc.	4,806	201,708
Enstar Group Ltd.*	1,804	302,296
FBL Financial Group, Inc., Class A	1,484	97,425
FedNat Holding Co.	827	16,474
Genworth Financial, Inc., Class A*	75,632	352,445
Global Indemnity Ltd.	995	36,049
Goosehead Insurance, Inc., Class A (x)*	1,457	38,305
Greenlight Capital Re Ltd., Class A*	23,027	198,493
Hallmark Financial Services, Inc.*	1,889	20,193
HCI Group, Inc.	1,096	55,688
Heritage Insurance Holdings, Inc.	2,710	39,891
Horace Mann Educators Corp.	6,162	230,767
Independence Holding Co.	721	25,379
Investors Title Co.	170	30,036
James River Group Holdings Ltd.	2,047	74,797
Kemper Corp.	3,316	220,116
Kingstone Cos., Inc.	1,063	18,805
Maiden Holdings Ltd.	9,494	15,665
MBIA, Inc.*	11,921	106,335
National General Holdings Corp.	3,824	92,579
National Western Life Group, Inc., Class A	344	103,441
Navigators Group, Inc. (The)	2,790	193,877
NI Holdings, Inc.*	1,539	24,209
ProAssurance Corp.	7,947	322,330
Protective Insurance Corp., Class B	1,386	23,077
RLI Corp.	918	63,333
Safety Insurance Group, Inc.	2,198	179,818
Selective Insurance Group, Inc.	8,683	529,142
State Auto Financial Corp.	2,505	85,270
Stewart Information Services Corp.	3,305	136,827
Third Point Reinsurance Ltd.*	10,896	105,037
Tiptree, Inc.	4,197	23,461
United Fire Group, Inc.	2,861	158,642
United Insurance Holdings Corp.	786	13,063

		5,721,177

Mortgage Real Estate Investment Trusts (REITs) (1.2%)
AG Mortgage Investment Trust, Inc. (REIT)	4,265	67,941
Anworth Mortgage Asset Corp. (REIT)	14,929	60,313
Apollo Commercial Real Estate Finance, Inc. (REIT)	18,446	307,310
Arbor Realty Trust, Inc. (REIT)	8,851	89,130
Ares Commercial Real Estate Corp. (REIT)	4,044	52,734
ARMOUR Residential REIT, Inc. (REIT)	6,260	128,330
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	16,743	533,432
Capstead Mortgage Corp. (REIT)	13,415	89,478
Cherry Hill Mortgage Investment Corp. (REIT)	2,378	41,710
Colony Credit Real Estate, Inc. (REIT)	12,572	198,512
Dynex Capital, Inc. (REIT)	8,544	48,872
Exantas Capital Corp. (REIT)	4,463	44,719
Granite Point Mortgage Trust, Inc. (REIT)	5,216	94,045
Great Ajax Corp. (REIT)	2,554	30,776
Invesco Mortgage Capital, Inc. (REIT)	16,886	244,509
KKR Real Estate Finance Trust, Inc. (REIT)	3,080	58,982
Ladder Capital Corp. (REIT)	13,759	212,852
New York Mortgage Trust, Inc. (REIT)	22,815	134,380
Orchid Island Capital, Inc. (REIT) (x)	7,717	49,312
PennyMac Mortgage Investment Trust (REIT)‡	8,996	167,506
Ready Capital Corp. (REIT)	2,758	38,143
Redwood Trust, Inc. (REIT)	12,214	184,065
TPG RE Finance Trust, Inc. (REIT)	5,243	95,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Western Asset Mortgage Capital Corp. (REIT)	6,716	$56,011

		3,028,904

Thrifts & Mortgage Finance (1.9%)
Bank7 Corp.*	313	4,179
BankFinancial Corp.	2,075	31,021
Beneficial Bancorp, Inc.	10,198	145,729
Bridgewater Bancshares, Inc.*	3,145	33,180
BSB Bancorp, Inc.*	983	27,583
Capitol Federal Financial, Inc.	19,362	247,253
Columbia Financial, Inc.*	7,404	113,207
Dime Community Bancshares, Inc.	4,618	78,414
Entegra Financial Corp.*	897	18,613
ESSA Bancorp, Inc.	1,535	23,961
Essent Group Ltd.*	7,076	241,858
Federal Agricultural Mortgage Corp., Class C	940	56,814
First Defiance Financial Corp.	3,013	73,849
Flagstar Bancorp, Inc.*	4,449	117,454
FS Bancorp, Inc.	231	9,905
Greene County Bancorp, Inc.	107	3,330
Hingham Institution for Savings	106	20,960
Home Bancorp, Inc.	1,219	43,153
HomeStreet, Inc.*	3,805	80,780
Impac Mortgage Holdings, Inc. (x)*	1,597	6,037
Kearny Financial Corp.	9,029	115,752
Luther Burbank Corp.	3,233	29,162
Malvern Bancorp, Inc.*	820	16,179
Merchants Bancorp	1,692	33,772
Meridian Bancorp, Inc.	6,104	87,409
MGIC Investment Corp.*	53,949	564,306
Mr Cooper Group, Inc.*	11,085	129,362
NMI Holdings, Inc., Class A*	1,599	28,542
Northfield Bancorp, Inc.	6,618	89,674
Northwest Bancshares, Inc.	14,364	243,326
OceanFirst Financial Corp.	7,116	160,181
Oconee Federal Financial Corp.	139	3,461
Ocwen Financial Corp.*	17,723	23,749
OP Bancorp (x)*	1,951	17,305
Oritani Financial Corp.	6,022	88,824
PCSB Financial Corp.	2,243	43,873
PDL Community Bancorp (x)*	1,402	17,861
PennyMac Financial Services, Inc.‡	936	19,899
Provident Bancorp, Inc.*	552	11,967
Provident Financial Services, Inc.	9,297	224,337
Prudential Bancorp, Inc.	1,270	22,352
Radian Group, Inc.	32,193	526,677
Riverview Bancorp, Inc.	3,399	24,745
SI Financial Group, Inc.	1,637	20,839
Southern Missouri Bancorp, Inc.	973	32,985
Sterling Bancorp, Inc.	1,055	7,332
Territorial Bancorp, Inc.	1,166	30,293
Timberland Bancorp, Inc.	974	21,720
TrustCo Bank Corp.	14,180	97,275
United Community Financial Corp.	7,363	65,163
United Financial Bancorp, Inc.	7,626	112,102
Walker & Dunlop, Inc.	3,627	156,868
Washington Federal, Inc.	12,513	334,222
Waterstone Financial, Inc.	3,538	59,297
Western New England Bancorp, Inc.	3,981	39,969
WSFS Financial Corp.	3,365	127,567

		5,005,627

Total Financials		48,063,825

Health Care (2.1%)
Biotechnology (0.5%)
Abeona Therapeutics, Inc. (x)*	458	3,270
Acceleron Pharma, Inc.*	1,017	44,290
Achaogen, Inc. (x)*	556	684
Achillion Pharmaceuticals, Inc.*	20,531	32,644
Acorda Therapeutics, Inc.*	5,644	87,933
Adamas Pharmaceuticals, Inc. (x)*	1,629	13,912
Adverum Biotechnologies, Inc.*	7,573	23,855
AgeX Therapeutics, Inc. (x)*	1,040	3,111
Akebia Therapeutics, Inc.*	1,045	5,779
Albireo Pharma, Inc.*	1,063	26,075
Alder Biopharmaceuticals, Inc.*	1,691	17,333
Allakos, Inc.*	200	10,454
Allogene Therapeutics, Inc. (x)*	527	14,192
AMAG Pharmaceuticals, Inc.*	5,140	78,077
Aptinyx, Inc.*	324	5,359
Arbutus Biopharma Corp.*	3,853	14,757
Arcus Biosciences, Inc. (x)*	1,381	14,873
Ardelyx, Inc.*	6,468	11,578
Arena Pharmaceuticals, Inc.*	1,487	57,919
ArQule, Inc.*	1,196	3,313
Athersys, Inc. (x)*	1,520	2,189
Audentes Therapeutics, Inc.*	381	8,123
AVEO Pharmaceuticals, Inc. (x)*	6,277	10,043
Avrobio, Inc.*	142	2,364
Bellicum Pharmaceuticals, Inc.*	1,881	5,493
BioCryst Pharmaceuticals, Inc.*	2,512	20,272
BioTime, Inc. (x)*	10,405	9,500
Calithera Biosciences, Inc.*	4,688	18,799
Cara Therapeutics, Inc. (x)*	606	7,878
CareDx, Inc.*	325	8,170
CASI Pharmaceuticals, Inc. (x)*	870	3,497
Catalyst Biosciences, Inc.*	1,790	14,123
Cellular Biomedicine Group, Inc. (x)*	402	7,099
Chimerix, Inc.*	6,210	15,960
Concert Pharmaceuticals, Inc.*	3,225	40,474
Corvus Pharmaceuticals, Inc.*	228	837
Crinetics Pharmaceuticals, Inc. (x)*	165	4,948
Cytokinetics, Inc.*	611	3,862
Dynavax Technologies Corp. (x)*	1,053	9,635
Eidos Therapeutics, Inc. (x)*	269	3,701
Epizyme, Inc.*	2,410	14,846
Five Prime Therapeutics, Inc.*	5,040	46,872
Forty Seven, Inc. (x)*	249	3,914
Gritstone Oncology, Inc. (x)*	173	2,673
Immune Design Corp.*	4,352	5,658
Immunomedics, Inc.*	2,013	28,725
Karyopharm Therapeutics, Inc.*	727	6,812
Kezar Life Sciences, Inc. (x)*	167	3,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Kiniksa Pharmaceuticals Ltd., Class A*	143	$4,017
Minerva Neurosciences, Inc.*	826	5,567
Miragen Therapeutics, Inc.*	808	2,448
Molecular Templates, Inc.*	1,984	8,015
Myriad Genetics, Inc.*	1,191	34,622
NantKwest, Inc. (x)*	4,786	5,552
NewLink Genetics Corp. (x)*	4,138	6,290
Novavax, Inc. (x)*	36,276	66,748
Nymox Pharmaceutical Corp.*	3,017	3,952
OPKO Health, Inc. (x)*	48,082	144,727
Ovid therapeutics, Inc.*	619	1,498
PDL BioPharma, Inc.*	21,278	61,706
Portola Pharmaceuticals, Inc. (x)*	672	13,117
Principia Biopharma, Inc. (x)*	139	3,807
Proteostasis Therapeutics, Inc.*	574	1,860
Prothena Corp. plc*	6,069	62,511
Ra Pharmaceuticals, Inc.*	2,053	37,365
Replimune Group, Inc. (x)*	178	1,780
Rigel Pharmaceuticals, Inc.*	2,349	5,403
Rubius Therapeutics, Inc. (x)*	283	4,551
Scholar Rock Holding Corp. (x)*	141	3,239
Spectrum Pharmaceuticals, Inc.*	1,210	10,587
Spero Therapeutics, Inc.*	1,272	7,823
Syndax Pharmaceuticals, Inc.*	1,349	6,003
Synlogic, Inc. (x)*	2,319	16,256
Tocagen, Inc. (x)*	205	1,683
Translate Bio, Inc. (x)*	323	2,422
Twist Bioscience Corp. (x)*	141	3,256
XOMA Corp. (x)*	507	6,414
Y-mAbs Therapeutics, Inc. (x)*	159	3,234
Zafgen, Inc.*	333	1,648

		1,317,917

Health Care Equipment & Supplies (0.4%)
AngioDynamics, Inc.*	5,444	109,588
Anika Therapeutics, Inc.*	2,063	69,337
Avanos Medical, Inc.*	7,018	314,336
Axonics Modulation Technologies, Inc. (x)*	229	3,460
Cerus Corp.*	2,284	11,580
CONMED Corp.	2,373	152,347
CryoLife, Inc.*	1,696	48,133
FONAR Corp.*	767	15,524
Integer Holdings Corp.*	1,229	93,724
Invacare Corp.	4,977	21,401
Lantheus Holdings, Inc.*	391	6,119
LivaNova plc*	1,522	139,217
Meridian Bioscience, Inc.	743	12,898
Neuronetics, Inc.*	99	1,916
OraSure Technologies, Inc.*	495	5,782
Orthofix Medical, Inc.*	645	33,856
Rockwell Medical, Inc. (x)*	717	1,620
RTI Surgical, Inc.*	7,461	27,606
SeaSpine Holdings Corp.*	2,158	39,362
SI-BONE, Inc. (x)*	133	2,778
Utah Medical Products, Inc.	64	5,317

		1,115,901

Health Care Providers & Services (0.4%)
AAC Holdings, Inc. (x)*	902	1,263
American Renal Associates Holdings, Inc. (x)*	197	2,269
BioScrip, Inc.*	16,689	59,580
Brookdale Senior Living, Inc.*	28,003	187,620
Civitas Solutions, Inc.*	670	11,732
Community Health Systems, Inc. (x)*	12,957	36,539
Cross Country Healthcare, Inc.*	5,270	38,629
Diplomat Pharmacy, Inc. (x)*	1,713	23,057
Guardant Health, Inc.*	367	13,795
Magellan Health, Inc.*	3,685	209,640
National HealthCare Corp.	1,808	141,838
National Research Corp.	164	6,255
Owens & Minor, Inc.	9,041	57,229
Patterson Cos., Inc.	12,282	241,464
PetIQ, Inc.*	111	2,605
R1 RCM, Inc.*	1,366	10,860
Surgery Partners, Inc.*	2,516	24,632
Triple-S Management Corp., Class B*	3,300	57,387

		1,126,394

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	22,905	220,804
Castlight Health, Inc., Class B*	784	1,701
Computer Programs & Systems, Inc.	900	22,590
Evolent Health, Inc., Class A*	7,833	156,269
HMS Holdings Corp.*	1,600	45,008
NantHealth, Inc. (x)*	2,723	1,482
NextGen Healthcare Information Systems LLC*	2,962	44,874

		492,728

Life Sciences Tools & Services (0.2%)
Cambrex Corp.*	2,790	105,350
Harvard Bioscience, Inc.*	5,467	17,385
Luminex Corp.	3,571	82,526
NanoString Technologies, Inc.*	328	4,864
Syneos Health, Inc.*	8,527	335,538

		545,663

Pharmaceuticals (0.4%)
Aclaris Therapeutics, Inc.*	695	5,136
Akorn, Inc.*	12,306	41,717
Amphastar Pharmaceuticals, Inc.*	3,290	65,471
Aquestive Therapeutics, Inc.*	208	1,310
Aratana Therapeutics, Inc.*	3,413	20,922
Arvinas, Inc. (x)*	174	2,236
Assertio Therapeutics, Inc.*	1,181	4,263
Cymabay Therapeutics, Inc.*	2,085	16,409
Endo International plc*	31,462	229,673
Intra-Cellular Therapies, Inc.*	3,424	38,999
Lannett Co., Inc.*	4,537	22,504
Liquidia Technologies, Inc.*	171	3,704
Mallinckrodt plc*	12,339	194,956
Medicines Co. (The) (x)*	743	14,221
Melinta Therapeutics, Inc.*	5,123	4,061
Menlo Therapeutics, Inc. (x)*	1,423	5,863
Neos Therapeutics, Inc. (x)*	341	563
Osmotica Pharmaceuticals plc*	339	2,627
Phibro Animal Health Corp., Class A	142	4,567

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Prestige Consumer Healthcare, Inc.*	7,789	$240,524
resTORbio, Inc. (x)*	1,139	9,818
scPharmaceuticals, Inc. (x)*	1,216	4,572
Tetraphase Pharmaceuticals, Inc.*	8,028	9,072
Tricida, Inc.*	285	6,720
Verrica Pharmaceuticals, Inc. (x)*	203	1,654
Xeris Pharmaceuticals, Inc. (x)*	156	2,652
Zogenix, Inc. (x)*	1,569	57,206

		1,011,420

Total Health Care		5,610,023

Industrials (10.8%)
Aerospace & Defense (0.7%)
AAR Corp.	4,867	181,734
Cubic Corp.	996	53,525
Ducommun, Inc.*	1,582	57,458
Engility Holdings, Inc.*	2,725	77,554
Esterline Technologies Corp.*	3,901	473,776
KeyW Holding Corp. (The) (x)*	7,253	48,523
Kratos Defense & Security Solutions, Inc.*	8,324	117,285
Maxar Technologies Ltd.	8,491	101,552
Mercury Systems, Inc.*	3,450	163,151
Moog, Inc., Class A	4,389	340,060
National Presto Industries, Inc.	672	78,570
Sparton Corp.*	759	13,806
Triumph Group, Inc.	7,381	84,882
Vectrus, Inc.*	1,681	36,276
Wesco Aircraft Holdings, Inc.*	5,958	47,068

		1,875,220

Air Freight & Logistics (0.1%)
Atlas Air Worldwide Holdings, Inc.*	3,551	149,817
Echo Global Logistics, Inc.*	238	4,838
Hub Group, Inc., Class A*	1,786	66,207
Radiant Logistics, Inc.*	5,635	23,949

		244,811

Airlines (0.4%)
Hawaiian Holdings, Inc.	7,293	192,608
Mesa Air Group, Inc.*	1,139	8,782
SkyWest, Inc.	7,629	339,261
Spirit Airlines, Inc.*	10,240	593,101

		1,133,752

Building Products (0.2%)
Apogee Enterprises, Inc.	632	18,865
Armstrong Flooring, Inc.*	2,955	34,987
Caesarstone Ltd. (x)	3,445	46,783
Gibraltar Industries, Inc.*	4,784	170,263
Griffon Corp.	4,862	50,808
Insteel Industries, Inc.	291	7,065
Masonite International Corp.*	214	9,594
Quanex Building Products Corp.	5,262	71,511
Universal Forest Products, Inc.	972	25,233

		435,109

Commercial Services & Supplies (2.9%)
ABM Industries, Inc.	9,922	318,595
ACCO Brands Corp.	15,493	105,043
Advanced Disposal Services, Inc.*	602	14,412
Brady Corp., Class A	7,107	308,870
BrightView Holdings, Inc.*	1,646	16,806
Casella Waste Systems, Inc., Class A*	4,856	138,347
CECO Environmental Corp.*	4,514	30,470
Charah Solutions, Inc.*	544	4,542
Civeo Corp.*	3,612,338	5,165,643
CompX International, Inc.	265	3,607
Ennis, Inc.	3,770	72,573
Essendant, Inc.	5,791	72,851
Heritage-Crystal Clean, Inc.*	2,109	48,528
Herman Miller, Inc.	1,265	38,266
Interface, Inc.	926	13,196
Kimball International, Inc., Class B	663	9,408
Knoll, Inc.	389	6,411
LSC Communications, Inc.	4,856	33,992
Matthews International Corp., Class A	4,678	190,020
Mobile Mini, Inc.	757	24,035
Multi-Color Corp.	2,080	72,987
NL Industries, Inc.*	1,334	4,682
PICO Holdings, Inc.*	2,872	26,250
Pitney Bowes, Inc.	14,095	83,302
Quad/Graphics, Inc. (x)	4,653	57,325
RR Donnelley & Sons Co.	10,649	42,170
SP Plus Corp.*	2,395	70,748
Steelcase, Inc., Class A	12,727	188,741
Team, Inc. (x)*	4,181	61,252
Tetra Tech, Inc.	546	28,266
UniFirst Corp.	1,988	284,423
Viad Corp.	1,258	63,013
VSE Corp.	1,220	36,490

		7,635,264

Construction & Engineering (0.4%)
Aegion Corp.*	4,795	78,254
Ameresco, Inc., Class A*	2,813	39,663
Argan, Inc. (x)	2,197	83,135
EMCOR Group, Inc.	2,040	121,768
Granite Construction, Inc.	1,393	56,110
Great Lakes Dredge & Dock Corp.*	8,561	56,674
IES Holdings, Inc.*	1,180	18,349
Infrastructure and Energy Alternatives, Inc.*	2,558	20,950
KBR, Inc.	21,155	321,133
Northwest Pipe Co.*	1,410	32,839
Orion Group Holdings, Inc.*	2,179	9,348
Primoris Services Corp.	1,986	37,992
Sterling Construction Co., Inc.*	3,185	34,685
Tutor Perini Corp.*	5,651	90,246
Willscot Corp.*	1,798	16,937

		1,018,083

Electrical Equipment (0.3%)
AZZ, Inc.	2,650	106,954
Babcock & Wilcox Enterprises, Inc. (x)*	4,907	1,916
Encore Wire Corp.	3,053	153,200
EnerSys	2,181	169,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Enphase Energy, Inc. (x)*	12,943	$61,220
FuelCell Energy, Inc. (x)*	12,113	6,668
Powell Industries, Inc.	1,357	33,939
Preformed Line Products Co.	438	23,761
Sunrun, Inc. (x)*	14,497	157,872
Thermon Group Holdings, Inc.*	3,418	69,317
Vicor Corp.*	230	8,692
Vivint Solar, Inc. (x)*	3,265	12,440

		805,246

Machinery (1.9%)
Actuant Corp., Class A	4,630	97,184
Alamo Group, Inc.	201	15,541
Altra Industrial Motion Corp.	2,506	63,026
Astec Industries, Inc.	1,776	53,617
Barnes Group, Inc.	6,234	334,267
Blue Bird Corp.*	952	17,317
Briggs & Stratton Corp.	6,192	80,991
Chart Industries, Inc.*	2,612	169,858
CIRCOR International, Inc.	2,467	52,547
Colfax Corp.*	66,000	1,379,400
Columbus McKinnon Corp.	1,301	39,212
Eastern Co. (The)	844	20,408
EnPro Industries, Inc.	2,689	161,609
ESCO Technologies, Inc.	3,819	251,863
Federal Signal Corp.	554	11,025
Franklin Electric Co., Inc.	368	15,780
FreightCar America, Inc.*	1,893	12,664
Gencor Industries, Inc.*	994	10,904
Global Brass & Copper Holdings, Inc.	208	5,231
Gorman-Rupp Co. (The)	2,110	68,385
Graham Corp.	1,304	29,783
Greenbrier Cos., Inc. (The)	4,746	187,657
Hurco Cos., Inc.	900	32,130
Hyster-Yale Materials Handling, Inc.	1,555	96,348
Kennametal, Inc.	4,705	156,582
LB Foster Co., Class A*	1,559	24,788
Lydall, Inc.*	2,105	42,753
Manitex International, Inc.*	429	2,437
Manitowoc Co., Inc. (The)*	5,337	78,827
Milacron Holdings Corp.*	9,265	110,161
Miller Industries, Inc.	1,546	41,742
Mueller Water Products, Inc., Class A	9,305	84,676
Navistar International Corp.*	6,963	180,690
NN, Inc.	6,160	41,334
Park-Ohio Holdings Corp.	1,312	40,265
REV Group, Inc. (x)	3,677	27,614
Rexnord Corp.*	13,879	318,523
SPX Corp.*	1,151	32,240
SPX FLOW, Inc.*	6,308	191,889
Standex International Corp.	422	28,350
Titan International, Inc.	7,619	35,505
TriMas Corp.*	6,855	187,073
Twin Disc, Inc.*	1,177	17,361
Wabash National Corp.	6,203	81,135
Watts Water Technologies, Inc., Class A	1,794	115,767

		5,046,459

Marine (2.3%)
Clarkson plc (x)	111,359	2,692,462
Costamare, Inc.	7,086	31,108
Eagle Bulk Shipping, Inc.*	7,006	32,298
Genco Shipping & Trading Ltd.*	1,535	12,111
Matson, Inc.	3,470	111,109
Safe Bulkers, Inc.*	8,035	14,302
Scorpio Bulkers, Inc.	8,823	48,791
Stolt-Nielsen Ltd. (x)	252,955	2,986,554

		5,928,735

Professional Services (0.5%)
Acacia Research Corp.*	6,824	20,336
CBIZ, Inc.*	7,746	152,596
CRA International, Inc.	866	36,848
FTI Consulting, Inc.*	5,699	379,781
GP Strategies Corp.*	1,822	22,976
Huron Consulting Group, Inc.*	3,311	169,888
ICF International, Inc.	2,409	156,055
InnerWorkings, Inc.*	6,010	22,477
Kelly Services, Inc., Class A	4,703	96,318
Mistras Group, Inc.*	530	7,621
Navigant Consulting, Inc.	6,275	150,914
Resources Connection, Inc.	3,126	44,389
TrueBlue, Inc.*	5,713	127,114

		1,387,313

Road & Rail (0.2%)
ArcBest Corp.	3,371	115,490
Covenant Transportation Group, Inc., Class A*	1,787	34,310
Daseke, Inc.*	6,076	22,360
Hertz Global Holdings, Inc.*	8,222	112,230
Marten Transport Ltd.	3,217	52,083
PAM Transportation Services, Inc.*	121	4,769
US Xpress Enterprises, Inc., Class A*	1,303	7,310
USA Truck, Inc.*	145	2,171
Werner Enterprises, Inc.	3,748	110,716
YRC Worldwide, Inc. (x)*	4,049	12,754

		474,193

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	7,889	136,006
Beacon Roofing Supply, Inc.*	2,665	84,534
BMC Stock Holdings, Inc.*	9,602	148,639
CAI International, Inc.*	1,419	32,964
DXP Enterprises, Inc.*	569	15,841
Foundation Building Materials, Inc.*	1,652	13,728
GATX Corp.	5,641	399,439
General Finance Corp.*	739	7,471
GMS, Inc.*	298	4,428
H&E Equipment Services, Inc.	1,052	21,482
Lawson Products, Inc.*	735	23,226
MRC Global, Inc.*	5,797	70,897
Nexeo Solutions, Inc.*	4,896	42,057
NOW, Inc.*	16,152	188,009
Rush Enterprises, Inc., Class A	2,414	83,235
Rush Enterprises, Inc., Class B	368	13,101
Systemax, Inc.	466	11,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Textainer Group Holdings Ltd.*	4,021	$40,049
Titan Machinery, Inc.*	2,814	37,004
Triton International Ltd.	7,689	238,897
Veritiv Corp.*	1,735	43,323
Willis Lease Finance Corp.*	440	15,224

		1,670,687

Transportation Infrastructure (0.2%)
Braemar Shipping Services plc	193,258	497,903

Total Industrials		28,152,775

Information Technology (6.6%)
Communications Equipment (1.8%)
Acacia Communications, Inc.*	3,527	134,026
ADTRAN, Inc.	7,142	76,705
Applied Optoelectronics, Inc. (x)*	674	10,400
Calix, Inc.*	3,249	31,678
Casa Systems, Inc.*	459	6,027
Ciena Corp.*	21,412	726,081
Clearfield, Inc.*	572	5,674
Comtech Telecommunications Corp.	3,447	83,900
DASAN Zhone Solutions, Inc.*	827	11,504
Digi International, Inc.*	4,099	41,359
EchoStar Corp., Class A*	40,900	1,501,848
Finisar Corp.*	17,590	379,944
Harmonic, Inc.*	12,445	58,740
Infinera Corp.*	22,557	90,002
InterDigital, Inc.	2,890	191,983
KVH Industries, Inc.*	2,305	23,718
Lumentum Holdings, Inc.*	1,587	66,670
NETGEAR, Inc.*	3,618	188,244
NetScout Systems, Inc.*	11,184	264,278
Ribbon Communications, Inc.*	7,676	36,998
ViaSat, Inc. (x)*	8,296	489,049
Viavi Solutions, Inc.*	21,872	219,814

		4,638,642

Electronic Equipment, Instruments & Components (1.8%)
Anixter International, Inc.*	4,420	240,050
Arlo Technologies, Inc. (x)*	951	9,491
AVX Corp.	7,002	106,780
Bel Fuse, Inc., Class B	1,430	26,341
Belden, Inc.	6,054	252,876
Benchmark Electronics, Inc.	6,511	137,903
Control4 Corp.*	2,303	40,533
CTS Corp.	4,897	126,783
Daktronics, Inc.	5,300	39,220
Electro Scientific Industries, Inc.*	4,843	145,096
Fabrinet*	5,406	277,382
FARO Technologies, Inc.*	144	5,852
Fitbit, Inc., Class A (x)*	24,587	122,197
Insight Enterprises, Inc.*	3,302	134,557
KEMET Corp.	8,462	148,423
Kimball Electronics, Inc.*	3,958	61,309
Knowles Corp.*	13,093	174,268
Maxwell Technologies, Inc. (x)*	6,547	13,552
Methode Electronics, Inc.	2,904	67,634
MTS Systems Corp.	2,671	107,187
OSI Systems, Inc.*	1,582	115,961
PAR Technology Corp.*	338	7,352
Park Electrochemical Corp.	1,223	22,100
PC Connection, Inc.	1,745	51,879
Plexus Corp.*	4,629	236,449
Rogers Corp.*	1,301	128,877
Sanmina Corp.*	10,175	244,811
ScanSource, Inc.*	3,795	130,472
SYNNEX Corp.	6,204	501,531
Tech Data Corp.*	5,705	466,726
TTM Technologies, Inc.*	14,083	137,028
Vishay Intertechnology, Inc.	19,884	358,111
Vishay Precision Group, Inc.*	402	12,152

		4,650,883

IT Services (1.4%)
CACI International, Inc., Class A*	15,275	2,200,058
Cardtronics plc, Class A*	1,158	30,108
ConvergeOne Holdings, Inc.	743	9,198
CSG Systems International, Inc.	854	27,132
EVERTEC, Inc.	1,455	41,759
Evo Payments, Inc., Class A (x)*	720	17,762
Exela Technologies, Inc. (x)*	1,423	5,536
Hackett Group, Inc. (The)	311	4,979
I3 Verticals, Inc., Class A*	252	6,073
Information Services Group, Inc.*	2,295	9,731
LiveRamp Holdings, Inc. (x)*	5,847	225,870
ManTech International Corp., Class A	3,967	207,454
MoneyGram International, Inc.*	4,206	8,412
Perficient, Inc.*	2,872	63,931
Perspecta, Inc.	21,540	370,919
Presidio, Inc. (x)	5,360	69,948
Sykes Enterprises, Inc.*	5,923	146,476
Travelport Worldwide Ltd.	15,289	238,814
Unisys Corp.*	2,234	25,981

		3,710,141

Semiconductors & Semiconductor Equipment (0.9%)
Alpha & Omega Semiconductor Ltd.*	2,891	29,459
Ambarella, Inc. (x)*	2,733	95,600
Amkor Technology, Inc.*	15,395	100,991
Axcelis Technologies, Inc.*	4,808	85,582
AXT, Inc.*	5,887	25,608
CEVA, Inc.*	265	5,854
Cirrus Logic, Inc.*	8,492	281,765
Cohu, Inc.	3,738	60,070
Cree, Inc.*	15,030	642,908
Diodes, Inc.*	4,521	145,848
FormFactor, Inc.*	10,190	143,577
Kopin Corp.*	888	887
MACOM Technology Solutions Holdings, Inc.*	6,693	97,115
NeoPhotonics Corp.*	5,260	34,085
NVE Corp.	53	4,640
PDF Solutions, Inc.*	3,771	31,790
Photronics, Inc.*	9,864	95,484
Rambus, Inc.*	15,894	121,907
Semtech Corp.*	792	36,329
SunPower Corp. (x)*	6,141	30,521
Synaptics, Inc.*	4,678	174,068
Ultra Clean Holdings, Inc.*	5,768	48,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Veeco Instruments, Inc.*	7,198	$53,337
Xperi Corp.	5,782	106,331

		2,452,611

Software (0.5%)
ACI Worldwide, Inc.*	939	25,982
Agilysys, Inc.*	1,253	17,968
American Software, Inc., Class A	1,774	18,538
Anaplan, Inc.*	454	12,049
Avalara, Inc.*	223	6,946
Avaya Holdings Corp.*	15,714	228,796
ChannelAdvisor Corp.*	116	1,317
Digimarc Corp. (x)*	82	1,189
Domo, Inc., Class B*	212	4,162
eGain Corp.*	409	2,687
Fusion Connect, Inc. (x)*	2,686	4,513
MicroStrategy, Inc., Class A*	1,420	181,405
Monotype Imaging Holdings, Inc.	3,271	50,766
SecureWorks Corp., Class A (x)*	1,199	20,251
SVMK, Inc. (x)*	329	4,037
Telaria, Inc.*	4,255	11,616
Telenav, Inc.*	2,232	9,062
Tenable Holdings, Inc. (x)*	327	7,256
TiVo Corp.	18,066	170,001
Verint Systems, Inc.*	9,614	406,768

		1,185,309

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	15,537	158,011
Avid Technology, Inc.*	1,078	5,121
Cray, Inc.*	5,012	108,209
Diebold Nixdorf, Inc. (x)	10,927	27,208
Electronics For Imaging, Inc.*	6,498	161,150
Stratasys Ltd.*	7,577	136,462

		596,161

Total Information Technology		17,233,747

Materials (2.4%)
Chemicals (1.0%)
Advanced Emissions Solutions, Inc. (x)	187	1,973
AdvanSix, Inc.*	2,840	69,126
AgroFresh Solutions, Inc. (x)*	4,723	17,900
American Vanguard Corp.	4,349	66,061
Amyris, Inc. (x)*	4,018	13,420
Flotek Industries, Inc. (x)*	7,979	8,697
FutureFuel Corp.	3,948	62,615
Hawkins, Inc.	1,458	59,705
HB Fuller Co.	1,929	82,311
Innophos Holdings, Inc.	2,526	61,963
Innospec, Inc.	3,632	224,312
Intrepid Potash, Inc.*	13,859	36,033
Koppers Holdings, Inc.*	877	14,944
Kraton Corp.*	391	8,540
LSB Industries, Inc.*	3,056	16,869
Minerals Technologies, Inc.	5,300	272,102
Platform Specialty Products Corp.*	87,600	904,908
PolyOne Corp.	629	17,989
PQ Group Holdings, Inc.*	5,488	81,277
Rayonier Advanced Materials, Inc.	7,609	81,036
Sensient Technologies Corp.	2,999	167,494
Stepan Co.	3,040	224,960
Trecora Resources*	3,153	24,593
Tredegar Corp.	3,902	61,886
Trinseo SA	1,975	90,416
Tronox Ltd., Class A	7,615	59,245
Valhi, Inc.	4,023	7,764

		2,738,139

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	278	19,738

Containers & Packaging (0.1%)
Greif, Inc., Class A	3,519	130,590
Greif, Inc., Class B	758	33,655
UFP Technologies, Inc.*	986	29,620

		193,865

Metals & Mining (1.0%)
AK Steel Holding Corp. (x)*	47,103	105,982
Allegheny Technologies, Inc.*	18,806	409,407
Carpenter Technology Corp.	6,985	248,736
Century Aluminum Co.*	6,984	51,053
Cleveland-Cliffs, Inc. (x)	37,584	289,021
Coeur Mining, Inc.*	23,556	105,295
Commercial Metals Co.	17,454	279,613
Compass Minerals International, Inc.	450	18,761
Gold Resource Corp.	1,001	4,004
Haynes International, Inc.	1,868	49,315
Hecla Mining Co.	62,600	147,736
Kaiser Aluminum Corp.	1,124	100,362
Livent Corp. (x)*	1,656	22,853
Materion Corp.	3,014	135,600
Olympic Steel, Inc.	1,456	20,777
Ramaco Resources, Inc. (x)*	111	549
Schnitzer Steel Industries, Inc., Class A	3,932	84,735
SunCoke Energy, Inc.*	9,863	84,329
Synalloy Corp.	1,205	19,991
Tahoe Resources, Inc.*	24,673	90,056
TimkenSteel Corp.*	5,902	51,583
Universal Stainless & Alloy Products, Inc.*	1,249	20,246
Warrior Met Coal, Inc.	6,486	156,377
Wheaton Precious Metals Corp.	1,800	35,154
Worthington Industries, Inc.	514	17,908

		2,549,443

Paper & Forest Products (0.3%)
Boise Cascade Co.	378	9,015
Clearwater Paper Corp.*	2,425	59,097
Louisiana-Pacific Corp.	17,930	398,405
Neenah, Inc.	415	24,452
PH Glatfelter Co.	6,503	63,469
Schweitzer-Mauduit International, Inc.	3,745	93,812
Verso Corp., Class A*	4,809	107,722

		755,972

Total Materials		6,257,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Real Estate (11.1%)
Equity Real Estate Investment Trusts (REITs) (6.4%)
Acadia Realty Trust (REIT)	12,058	$286,498
Agree Realty Corp. (REIT)	5,001	295,659
Alexander & Baldwin, Inc. (REIT)*	10,230	188,027
American Assets Trust, Inc. (REIT)	5,782	232,263
Armada Hoffler Properties, Inc. (REIT)	4,972	69,906
Ashford Hospitality Trust, Inc. (REIT)	12,671	50,684
Bluerock Residential Growth REIT, Inc. (REIT)	3,697	33,347
Braemar Hotels & Resorts, Inc. (REIT)	4,571	40,819
BRT Apartments Corp. (REIT)	1,478	16,908
CareTrust REIT, Inc. (REIT)	12,053	222,498
CatchMark Timber Trust, Inc. (REIT), Class A	7,269	51,610
CBL & Associates Properties, Inc. (REIT) (x)	25,396	48,760
Cedar Realty Trust, Inc. (REIT)	13,111	41,169
Chatham Lodging Trust (REIT)	6,775	119,782
Chesapeake Lodging Trust (REIT)	8,895	216,593
City Office REIT, Inc. (REIT)	4,652	47,683
Community Healthcare Trust, Inc. (REIT)	2,609	75,217
CoreCivic, Inc. (REIT)	17,822	317,766
CorEnergy Infrastructure Trust, Inc. (REIT)	1,797	59,445
CorePoint Lodging, Inc. (REIT)	6,144	75,264
Cousins Properties, Inc. (REIT)	63,071	498,261
DiamondRock Hospitality Co. (REIT)	31,082	282,225
Easterly Government Properties, Inc. (REIT)	6,894	108,098
Equity LifeStyle Properties, Inc. (REIT)	19,300	1,874,609
Farmland Partners, Inc. (REIT) (x)	4,531	20,571
First Industrial Realty Trust, Inc. (REIT)	14,704	424,357
Four Corners Property Trust, Inc. (REIT)	3,222	84,416
Franklin Street Properties Corp. (REIT)	15,574	97,026
Front Yard Residential Corp. (REIT)	7,355	64,209
GEO Group, Inc. (The) (REIT)	14,254	280,804
Getty Realty Corp. (REIT)	4,920	144,697
Gladstone Commercial Corp. (REIT)	4,193	75,139
Gladstone Land Corp. (REIT) (x)	1,916	21,996
Global Medical REIT, Inc. (REIT)	2,781	24,723
Global Net Lease, Inc. (REIT)	10,755	189,503
Government Properties Income Trust (REIT) (x)	14,262	97,980
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	7,741	147,466
Healthcare Realty Trust, Inc. (REIT)	18,579	528,387
Hersha Hospitality Trust (REIT)	5,353	93,892
Independence Realty Trust, Inc. (REIT)	13,144	120,662
Industrial Logistics Properties Trust (REIT) (x)	9,686	190,520
InfraREIT, Inc. (REIT)*	6,629	139,342
Innovative Industrial Properties, Inc. (REIT) (x)	964	43,756
Investors Real Estate Trust (REIT)	1,771	86,898
iStar, Inc. (REIT)	9,808	89,939
Jernigan Capital, Inc. (REIT)	2,721	53,930
Kite Realty Group Trust (REIT)	12,397	174,674
Lexington Realty Trust (REIT)	31,499	258,607
LTC Properties, Inc. (REIT)	5,898	245,829
Mack-Cali Realty Corp. (REIT)	13,582	266,071
MedEquities Realty Trust, Inc. (REIT)	4,497	30,759
Monmouth Real Estate Investment Corp. (REIT)	10,719	132,916
National Health Investors, Inc. (REIT)	3,461	261,444
National Storage Affiliates Trust (REIT)	7,658	202,631
New Senior Investment Group, Inc. (REIT)	11,378	46,877
NexPoint Residential Trust, Inc. (REIT)	2,594	90,920
NorthStar Realty Europe Corp. (REIT)	6,691	97,287
One Liberty Properties, Inc. (REIT)	2,289	55,440
Pebblebrook Hotel Trust (REIT)	20,366	576,561
Pennsylvania REIT (REIT) (x)	5,447	32,355
Physicians Realty Trust (REIT)	27,411	439,398
Piedmont Office Realty Trust, Inc. (REIT), Class A	19,254	328,088
PotlatchDeltic Corp. (REIT)	9,947	314,723
Preferred Apartment Communities, Inc. (REIT), Class A (x)	6,009	84,487
PS Business Parks, Inc. (REIT)	936	122,616
QTS Realty Trust, Inc. (REIT), Class A	4,104	152,053
Retail Opportunity Investments Corp. (REIT)	16,646	264,338
Rexford Industrial Realty, Inc. (REIT)	13,767	405,713
RLJ Lodging Trust (REIT)	25,922	425,121
RPT Realty (REIT)	11,924	142,492
Sabra Health Care REIT, Inc. (REIT)	26,691	439,868
Safety Income & Growth, Inc. (REIT) (x)	1,181	22,215
Saul Centers, Inc. (REIT)	160	7,555
Select Income REIT (REIT)	13,271	97,675
Seritage Growth Properties (REIT), Class A (x)	4,887	157,997
Spirit MTA REIT (REIT)	6,377	45,468
STAG Industrial, Inc. (REIT)	14,578	362,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Summit Hotel Properties, Inc. (REIT)	15,504	$150,854
Sunstone Hotel Investors, Inc. (REIT)	34,221	445,215
Terreno Realty Corp. (REIT)	8,596	302,321
Tier REIT, Inc. (REIT)	7,849	161,925
UMH Properties, Inc. (REIT)	772	9,140
Universal Health Realty Income Trust (REIT)	166	10,187
Urban Edge Properties (REIT)	13,685	227,445
Urstadt Biddle Properties, Inc. (REIT), Class A	4,376	84,107
Washington Prime Group, Inc. (REIT)	28,082	136,478
Washington REIT (REIT)	11,785	271,055
Whitestone REIT (REIT)	5,729	70,238
Xenia Hotels & Resorts, Inc. (REIT)	16,899	290,663

		16,717,811

Real Estate Management & Development (4.7%)
Altisource Portfolio Solutions SA (x)*	1,415	31,823
American Realty Investors, Inc.*	330	3,983
Consolidated-Tomoka Land Co.	408	21,420
Cushman & Wakefield plc*	1,797	26,003
DREAM Unlimited Corp., Class A*	597,600	3,011,904
Essential Properties Realty Trust, Inc. (REIT)	4,662	64,522
Forestar Group, Inc.*	1,624	22,492
FRP Holdings, Inc.*	903	41,547
Griffin Industrial Realty, Inc.	101	3,222
Howard Hughes Corp. (The)*	88,600	8,649,132
Kennedy-Wilson Holdings, Inc.	9,204	167,237
RE/MAX Holdings, Inc., Class A	2,665	81,949
St Joe Co. (The)*	5,229	68,866
Stratus Properties, Inc.*	900	21,582
Tejon Ranch Co.*	3,115	51,647
Transcontinental Realty Investors, Inc. (x)*	292	8,269

		12,275,598

Total Real Estate		28,993,409

Utilities (5.3%)
Electric Utilities (1.2%)
ALLETE, Inc.	7,689	586,056
El Paso Electric Co.	6,065	304,039
IDACORP, Inc.	7,539	701,579
MGE Energy, Inc.	5,221	313,051
Otter Tail Corp.	5,905	293,124
PNM Resources, Inc.	11,881	488,190
Portland General Electric Co.	13,371	613,060

		3,299,099

Gas Utilities (2.8%)
Chesapeake Utilities Corp.	2,109	171,462
New Jersey Resources Corp.	12,067	551,100
Northwest Natural Holding Co.	4,283	258,950
ONE Gas, Inc.	7,817	622,233
RGC Resources, Inc. (x)	1,078	32,297
Rubis SCA	81,502	4,358,597
South Jersey Industries, Inc.	10,948	304,354
Southwest Gas Holdings, Inc.	7,325	560,363
Spire, Inc.	7,359	545,155

		7,404,511

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	17,194	37,311
Clearway Energy, Inc., Class A	5,345	90,437
Clearway Energy, Inc., Class C	10,758	185,576
Ormat Technologies, Inc. (x)	5,964	311,917
Pattern Energy Group, Inc., Class A (x)	12,105	225,395
TerraForm Power, Inc., Class A	8,987	100,834

		951,470

Multi-Utilities (0.6%)
Avista Corp.	9,823	417,281
Black Hills Corp.	8,010	502,868
NorthWestern Corp.	7,539	448,118
Unitil Corp.	2,186	110,699

		1,478,966

Water Utilities (0.3%)
American States Water Co.	1,739	116,583
AquaVenture Holdings Ltd.*	1,598	30,186
Artesian Resources Corp., Class A	1,203	41,949
Cadiz, Inc. (x)*	3,503	36,081
California Water Service Group	6,597	314,413
Connecticut Water Service, Inc.	1,798	120,232
Consolidated Water Co. Ltd.	2,191	25,547
Middlesex Water Co.	325	17,339
Pure Cycle Corp.*	1,136	11,280
SJW Group	912	50,725
York Water Co. (The)	225	7,215

		771,550

Total Utilities		13,905,596

Total Common Stocks (94.1%) (Cost $220,268,866)		246,281,723

MASTER LIMITED PARTNERSHIP:
Industrials (3.0%)
Industrial Conglomerates (3.0%)
Icahn Enterprises LP (Cost $6,626,055)	137,100	7,825,668

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)* (Cost $—)	549	74

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, IM Shares	3,601,532	3,601,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.0%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,000,517, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,054,286. (xx)	$1,000,000	$1,000,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,681,598, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,715,230. (xx)	1,681,327	1,681,327
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,500,242, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,530,392. (xx)	1,500,000	1,500,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $1,900,270, collateralized by various Common Stocks; total market value $2,115,103. (xx)	1,900,000	1,900,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $200,028, collateralized by various Common Stocks; total market value $222,642. (xx)	200,000	200,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,500,246, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,530,000. (xx)	1,500,000	1,500,000

Total Repurchase Agreements		7,781,327

Total Short-Term Investments (4.4%) (Cost $11,383,218)		11,383,219

Total Investments in Securities (101.5%) (Cost $238,278,139)		265,490,684
Other Assets Less Liabilities (-1.5%)		(3,795,076)

Net Assets (100%)		$261,695,608

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $7,875,611. This was collateralized by $309,469 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 8/15/47 and by cash of $7,781,327 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Associated Capital Group, Inc., Class A (x)**	190,412	6,504,985	1,687	(13,893)	3,276	212,160	6,708,215	38,105	—
PennyMac Financial Services, Inc.	936	20,920	—	—	—	(1,021)	19,899	374	—
PennyMac Mortgage Investment Trust (REIT)	8,996	162,740	7,297	(28,802)	(427)	26,698	167,506	17,609	—

Total		6,688,645	8,984	(42,695)	2,849	237,837	6,895,620	56,088	—

**	Not affiliated at December 31, 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	26	3/2019	USD	1,753,700	(52,790)

					(52,790)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,122,279	$—	$—	$14,122,279
Consumer Discretionary	15,461,512	—	—	15,461,512
Consumer Staples	11,860,368	—	—	11,860,368
Energy	56,621,032	—	—	56,621,032
Financials	47,453,130	610,695	—	48,063,825
Health Care	5,610,023	—	—	5,610,023
Industrials	21,975,856	6,176,919	—	28,152,775
Information Technology	17,233,747	—	—	17,233,747
Materials	6,257,157	—	—	6,257,157
Real Estate	25,978,283	3,015,126	—	28,993,409
Utilities	9,546,999	4,358,597	—	13,905,596
Master Limited Partnerships
Industrials	7,825,668	—	—	7,825,668
Rights
Health Care	—	—	74	74
Short-Term Investments
Investment Company	3,601,892	—	—	3,601,892
Repurchase Agreements	—	7,781,327	—	7,781,327

Total Assets	$243,547,946	$21,942,664	$74	$265,490,684

Liabilities:
Futures	$(52,790)	$—	$—	$(52,790)

Total Liabilities	$(52,790)	$—	$—	$(52,790)

Total	$243,495,156	$21,942,664	$74	$265,437,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(52,790	)*

Total		$(52,790)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(385,011)	$(385,011)

Total	$(385,011)	$(385,011)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(57,836)	$(57,836)

Total	$(57,836)	$(57,836)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,504,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 36%)*	$58,773,130
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 38%)*	$77,349,905

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$74,308,345
Aggregate gross unrealized depreciation	(43,925,948)

Net unrealized appreciation	$30,382,397

Federal income tax cost of investments in securities and derivative instruments, if applicable	$235,055,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $6,373,545)	$6,895,620
Unaffiliated Issuers (Cost $224,123,267)	250,813,737
Repurchase Agreements (Cost $7,781,327)	7,781,327
Cash	3,833,993
Cash held as collateral at broker for futures	93,800
Dividends, interest and other receivables	387,784
Receivable for securities sold	72,669
Receivable for Portfolio shares sold	14,198
Due from broker for futures variation margin	10,158
Securities lending income receivable	8,694
Due from Custodian	3,541
Other assets	1,415

Total assets	269,916,936

LIABILITIES
Payable for return of collateral on securities loaned	7,781,327
Investment management fees payable	164,792
Payable for Portfolio shares redeemed	147,951
Administrative fees payable	28,078
Payable for securities purchased	26,820
Distribution fees payable – Class IB	690
Accrued expenses	71,670

Total liabilities	8,221,328

NET ASSETS	$261,695,608

Net assets were comprised of:
Paid in capital	$231,565,172
Total distributable earnings (loss)	30,130,436

Net assets	$261,695,608

Class IB
Net asset value, offering and redemption price per share, $3,219,864 / 362,237 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.89

Class K
Net asset value, offering and redemption price per share, $258,475,744 / 29,121,439 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.88

(x)	Includes value of securities on loan of $7,875,611.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($56,088 of dividend income received from affiliates) (net of $32,011 foreign withholding tax)	$5,704,815
Interest	47,599
Securities lending (net)	197,477

Total income	5,949,891

EXPENSES
Investment management fees	2,675,151
Administrative fees	404,717
Professional fees	71,129
Custodian fees	68,000
Printing and mailing expenses	37,743
Trustees’ fees	8,129
Distribution fees – Class IB	6,764
Miscellaneous	12,353

Gross expenses	3,283,986
Less: Waiver from investment manager	(268,799)

Net expenses	3,015,187

NET INVESTMENT INCOME (LOSS)	2,934,704

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($2,849 of realized gain (loss) from affiliates)	11,366,013
Futures contracts	(385,011)
Foreign currency transactions	(3,663)

Net realized gain (loss)	10,977,339

Change in unrealized appreciation (depreciation) on:
Investments in securities ($237,837 of change in unrealized appreciation (depreciation) from affiliates)	(43,712,970)
Futures contracts	(57,836)
Foreign currency translations	(169)

Net change in unrealized appreciation (depreciation)	(43,770,975)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,793,636)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,858,932)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,934,704	$1,937,677
Net realized gain (loss)	10,977,339	16,331,916
Net change in unrealized appreciation (depreciation)	(43,770,975)	19,945,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,858,932)	38,214,621

Distributions to shareholders: (a)
Class IB	(146,277)	(91,965)
Class K	(12,707,970)	(16,333,762)

Total distributions to shareholders	(12,854,247)	(16,425,727)

Tax return of capital:
Class IB	(14,514)	—
Class K	(1,260,916)	—

Total	(1,275,430)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 198,164 and 69,668 shares, respectively ]	2,245,218	713,939
Capital shares issued in connection with merger (Note 8) [ 0 and 83,331 shares, respectively ]	—	822,449
Capital shares issued in reinvestment of dividends and distributions [ 17,197 and 9,005 shares, respectively ]	160,791	91,965
Capital shares repurchased [ (38,618) and (18,933) shares, respectively ]	(432,341)	(194,033)

Total Class IB transactions	1,973,668	1,434,320

Class K
Capital shares sold [ 588,969 and 252,858 shares, respectively ]	6,180,834	2,563,531
Capital shares issued in connection with merger (Note 8) [ 0 and 14,885,834 shares, respectively ]	—	146,907,492
Capital shares issued in reinvestment of dividends and distributions [ 1,496,361 and 1,601,230 shares, respectively ]	13,968,886	16,333,762
Capital shares repurchased [ (3,732,245) and (3,592,788) shares, respectively ]	(42,701,639)	(36,439,438)

Total Class K transactions	(22,551,919)	129,365,347

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(20,578,251)	130,799,667

TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,566,860)	152,588,561
NET ASSETS:
Beginning of year	326,262,468	173,673,907

End of year (b)	$261,695,608	$326,262,468

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,817 and $1,252,696 for Classes IB and K, respectively; and dividends from net realized capital gains of $89,148 and $15,081,066 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $95,887 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Class IB	2018	2017	2016
Net asset value, beginning of period	$10.55	$9.84	$8.55	$10.00		$9.79		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.06	0.03		—	#	0.02
Net realized and unrealized gain (loss)	(1.25)	1.19	2.02	(1.10)		0.41		0.06

Total from investment operations	(1.18)	1.24	2.08	(1.07)		0.41		0.08

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.03)	—		—	#	—	#
Distributions from net realized gains	(0.40)	(0.51)	(0.50)	(0.36)		—		(0.27)
Return of capital	(0.04)	—	(0.26)	(0.02)		—		(0.02)

Total dividends and distributions	(0.48)	(0.53)	(0.79)	(0.38)		—		(0.29)

Net asset value, end of period	$8.89	$10.55	$9.84	$8.55		$10.20		$9.79

Total return (b)	(11.44)%	12.80%	24.19%	(10.63)%		4.19%		0.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,220	$1,957	$418	$166		$—		$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.15%	1.18%	1.22%		1.25%		1.25%
Before waivers (a)(f)	1.23%	1.26%	1.27%	1.24%		1.25%		5.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.66%	0.52%	0.61%	0.41	%(l)	0.15	%(l)	0.30	%(l)
Before waivers (a)(f)	0.58%	0.42%	0.52%	0.39	%(l)	0.15	%(l)	(4.20	)%(l)
Portfolio turnover rate (z)^	18%	23%	23%	17%		17%		18	%(z)

	Year Ended December 31,				April 21, 2014* to December 31, 2014
Class K	2018	2017	2016	2015
Net asset value, beginning of period	$10.54	$9.83	$8.54	$9.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08	0.07	0.05	0.04
Net realized and unrealized gain (loss)	(1.25)	1.18	2.03	(0.90)	0.05

Total from investment operations	(1.15)	1.26	2.10	(0.85)	0.09

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.04)	(0.02)	(0.01)
Distributions from net realized gains	(0.40)	(0.51)	(0.50)	(0.36)	(0.27)
Return of capital	(0.05)	—	(0.27)	(0.02)	(0.02)

Total dividends and distributions	(0.51)	(0.55)	(0.81)	(0.40)	(0.30)

Net asset value, end of period	$8.88	$10.54	$9.83	$8.54	$9.79

Total return (b)	(11.20)%	13.08%	24.54%	(8.58)%	0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$258,476	$324,305	$173,256	$149,286	$166,935
Ratio of expenses to average net assets:
After waivers (a)(f)	0.90%	0.90%	0.93%	0.98%	1.00%
Before waivers (a)(f)	0.98%	1.01%	1.02%	0.99%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.88%	0.74%	0.82%	0.48%	0.55	%(l)
Before waivers (a)(f)	0.80%	0.64%	0.73%	0.48%	0.52	%(l)
Portfolio turnover rate (z)^	18%	23%	23%	17%	18	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(6.03)%	5.60%	5.97%
Portfolio – Class K Shares*	(5.80)	5.86	6.23
MSCI World (Net) Index	(8.71)	4.56	5.09

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.03)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI World (Net) Index, which returned (8.71)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s bias toward stocks with superior earnings sustainability, a proprietary measure of Quality, was rewarded. Stocks such as Adobe, Inc. and Mastercard Inc. were among those higher-quality names which contributed positively to active performance.

•	Having underperformed in the first half of the year, stocks exhibiting lower volatility rebounded strongly in the second half of the year. Overall the Portfolio’s low volatility focus was rewarded.

•	The Portfolio’s below-benchmark exposure to the energy sector contributed positively to performance.

What hurt performance during the year:

•	The Portfolio had a lower-than-benchmark exposure to technology names including Microsoft Corp., Alphabet Inc. and Apple Inc., which detracted from performance.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	19.4%
Industrials	15.1
Consumer Staples	13.6
Health Care	11.9
Information Technology	11.0
Consumer Discretionary	7.4
Utilities	6.4
Communication Services	5.7
Real Estate	4.7
Energy	1.9
Materials	1.1
Repurchase Agreements	0.4
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$948.50	$5.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	949.20	4.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.7%)
Diversified Telecommunication Services (3.3%)
AT&T, Inc.	4,380	$125,005
BCE, Inc.	1,100	43,454
Deutsche Telekom AG (Registered)	5,600	95,125
Nippon Telegraph & Telephone Corp.	1,100	44,788
Swisscom AG (Registered)	120	57,427
Telenor ASA	1,800	34,747
Telia Co. AB	12,000	56,944
Telstra Corp. Ltd.	14,200	28,504
Verizon Communications, Inc.	3,700	208,014

		694,008

Entertainment (0.6%)
Vivendi SA	1,000	24,297
Walt Disney Co. (The)	900	98,685

		122,982

Interactive Media & Services (0.1%)
Alphabet, Inc., Class A*	30	31,349

Media (0.8%)
Comcast Corp., Class A	3,600	122,580
Omnicom Group, Inc.	500	36,620

		159,200

Wireless Telecommunication Services (0.9%)
KDDI Corp.	2,500	59,575
NTT DOCOMO, Inc.	2,900	65,119
Rogers Communications, Inc., Class B	1,300	66,619

		191,313

Total Communication Services		1,198,852

Consumer Discretionary (7.4%)
Auto Components (0.2%)
Bridgestone Corp.	600	23,027
Stanley Electric Co. Ltd.	700	19,521

		42,548

Automobiles (0.4%)
Bayerische Motoren Werke AG	400	32,395
Ford Motor Co.	2,800	21,420
Suzuki Motor Corp.	400	20,240

		74,055

Hotels, Restaurants & Leisure (2.8%)
Compass Group plc	2,171	45,579
Darden Restaurants, Inc.	200	19,972
Domino’s Pizza, Inc.	100	24,799
Hilton Worldwide Holdings, Inc.	400	28,720
Marriott International, Inc., Class A	200	21,712
McDonald’s Corp.	1,100	195,327
Restaurant Brands International, Inc.	400	20,897
Starbucks Corp.	2,100	135,240
Vail Resorts, Inc.	200	42,164
Yum! Brands, Inc.	500	45,960

		580,370

Household Durables (0.1%)
Sekisui Chemical Co. Ltd.	2,000	29,593

Multiline Retail (0.6%)
Dollar General Corp.	500	54,040
Target Corp.	600	39,654
Wesfarmers Ltd.	1,700	38,606

		132,300

Specialty Retail (2.7%)
Burlington Stores, Inc.*	100	16,267
Home Depot, Inc. (The)	900	154,638
Industria de Diseno Textil SA	2,400	61,183
Lowe’s Cos., Inc.	800	73,888
Nitori Holdings Co. Ltd.	100	12,422
O’Reilly Automotive, Inc.*	200	68,866
Ross Stores, Inc.	700	58,240
TJX Cos., Inc. (The)	2,600	116,324

		561,828

Textiles, Apparel & Luxury Goods (0.6%)
Gildan Activewear, Inc.	1,000	30,355
LVMH Moet Hennessy Louis Vuitton SE	200	58,769
VF Corp.	600	42,804

		131,928

Total Consumer Discretionary		1,552,622

Consumer Staples (13.6%)
Beverages (3.6%)
Brown-Forman Corp., Class B	500	23,790
Carlsberg A/S, Class B	200	21,278
Coca-Cola Co. (The)	5,000	236,750
Constellation Brands, Inc., Class A	100	16,082
Diageo plc	2,400	85,304
Heineken NV	900	79,324
Kirin Holdings Co. Ltd.	1,000	21,035
Monster Beverage Corp.*	500	24,610
PepsiCo, Inc.	2,000	220,960
Pernod Ricard SA	200	32,839

		761,972

Food & Staples Retailing (2.7%)
Alimentation Couche-Tard, Inc., Class B	400	19,898
Costco Wholesale Corp.	700	142,597
Jeronimo Martins SGPS SA	1,800	21,311
Koninklijke Ahold Delhaize NV	1,000	25,228
Lawson, Inc.	400	25,398
Loblaw Cos. Ltd.	600	26,858
Metro, Inc.	700	24,273
Seven & i Holdings Co. Ltd.	900	39,188
Sysco Corp.	1,600	100,256
Walgreens Boots Alliance, Inc.	700	47,831
Walmart, Inc.	400	37,260
Woolworths Group Ltd.	2,300	47,658

		557,756

Food Products (2.4%)
General Mills, Inc.	2,200	85,668
Hershey Co. (The)	500	53,590
Hormel Foods Corp. (x)	500	21,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Kellogg Co.	1,000	$57,010
McCormick & Co., Inc. (Non-Voting)	300	41,772
Mondelez International, Inc., Class A	2,800	112,084
Nestle SA (Registered)	1,500	121,951

		493,415

Household Products (2.9%)
Church & Dwight Co., Inc.	600	39,456
Clorox Co. (The)	300	46,242
Colgate-Palmolive Co.	1,500	89,280
Henkel AG & Co. KGaA (Preference) (q)	570	62,244
Kimberly-Clark Corp.	900	102,546
Procter & Gamble Co. (The)	3,001	275,761

		615,529

Personal Products (2.0%)
Beiersdorf AG	450	46,963
Estee Lauder Cos., Inc. (The), Class A	300	39,030
Kao Corp.	900	66,353
L’Oreal SA	300	68,866
Unilever NV (CVA)	2,200	119,537
Unilever plc	1,400	73,273

		414,022

Total Consumer Staples		2,842,694

Energy (1.9%)
Oil, Gas & Consumable Fuels (1.9%)
Caltex Australia Ltd.	1,300	23,330
Enagas SA	800	21,602
Eni SpA	2,100	33,071
Exxon Mobil Corp.	2,400	163,656
Phillips 66	400	34,460
Snam SpA	6,000	26,264
TOTAL SA	1,400	73,959
Valero Energy Corp.	300	22,491

Total Energy		398,833

Financials (19.4%)
Banks (7.6%)
Bank Hapoalim BM	6,000	38,050
Bank Leumi Le-Israel BM	6,000	36,327
Bank of Montreal	1,900	124,129
Bank of Nova Scotia (The)	1,500	74,769
BB&T Corp.	1,300	56,316
Canadian Imperial Bank of Commerce	800	59,584
Citizens Financial Group, Inc.	900	26,757
Commonwealth Bank of Australia	1,400	71,453
DNB ASA	2,000	32,080
Hang Seng Bank Ltd.	2,100	46,905
JPMorgan Chase & Co.	800	78,096
M&T Bank Corp.	200	28,626
Mizrahi Tefahot Bank Ltd. (x)	1,800	30,465
National Bank of Canada (x)	1,000	41,056
Oversea-Chinese Banking Corp. Ltd.	3,000	24,641
PNC Financial Services Group, Inc. (The)	800	93,528
Royal Bank of Canada	2,200	150,577
Skandinaviska Enskilda Banken AB, Class A	5,000	48,671
SunTrust Banks, Inc.	900	45,396
Svenska Handelsbanken AB, Class A	6,000	66,466
Swedbank AB, Class A	3,200	71,334
Toronto-Dominion Bank (The)	3,800	188,887
United Overseas Bank Ltd.	2,000	35,848
US Bancorp	2,500	114,250

		1,584,211

Capital Markets (3.8%)
Ameriprise Financial, Inc.	400	41,748
Bank of New York Mellon Corp. (The)	1,500	70,605
BlackRock, Inc.	200	78,564
Brookfield Asset Management, Inc., Class A	1,800	68,984
CME Group, Inc.	600	112,872
Deutsche Boerse AG	560	67,344
Intercontinental Exchange, Inc.	1,300	97,929
MSCI, Inc.	200	29,486
Nasdaq, Inc.	400	32,628
Northern Trust Corp.	700	58,513
S&P Global, Inc.	600	101,964
T. Rowe Price Group, Inc.	500	46,160

		806,797

Consumer Finance (0.4%)
Ally Financial, Inc.	1,200	27,192
American Express Co.	400	38,128
Discover Financial Services	400	23,592

		88,912

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc., Class B*	700	142,926

Insurance (6.9%)
Aflac, Inc.	1,200	54,672
Allianz SE (Registered)	650	130,433
Allstate Corp. (The)	1,000	82,630
Aon plc	600	87,216
Assicurazioni Generali SpA	2,400	40,160
Cincinnati Financial Corp.	300	23,226
Everest Re Group Ltd.	100	21,776
Great-West Lifeco, Inc.	1,700	35,091
Hannover Rueck SE	180	24,264
Hartford Financial Services Group, Inc. (The)	700	31,115
Intact Financial Corp.	400	29,062
Legal & General Group plc	8,000	23,474
Lincoln National Corp.	400	20,524
Loews Corp.	500	22,760
Manulife Financial Corp.	1,600	22,702
Marsh & McLennan Cos., Inc.	1,600	127,600
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	350	76,381
NN Group NV	600	23,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Progressive Corp. (The)	1,800	$108,594
Prudential Financial, Inc.	900	73,395
Sampo OYJ, Class A	1,900	83,526
Sompo Holdings, Inc.	500	16,877
Sun Life Financial, Inc.	2,400	79,619
Suncorp Group Ltd.	2,000	17,791
Swiss Life Holding AG (Registered)	80	30,878
Travelers Cos., Inc. (The)	300	35,925
Willis Towers Watson plc	300	45,558
Zurich Insurance Group AG*	240	71,710

		1,440,794

Total Financials		4,063,640

Health Care (11.9%)
Biotechnology (0.7%)
AbbVie, Inc.	1,100	101,409
CSL Ltd.	300	39,179

		140,588

Health Care Equipment & Supplies (2.9%)
Baxter International, Inc.	1,000	65,820
Coloplast A/S, Class B	300	27,868
Danaher Corp.	600	61,872
Edwards Lifesciences Corp.*	200	30,634
Hoya Corp.	500	30,561
IDEXX Laboratories, Inc.*	200	37,204
Intuitive Surgical, Inc.*	100	47,892
Medtronic plc	2,100	191,016
Stryker Corp.	700	109,725
Sysmex Corp.	400	19,299

		621,891

Health Care Providers & Services (2.6%)
Anthem, Inc.	200	52,526
Cigna Corp.	170	32,286
CVS Health Corp.	800	52,416
HCA Healthcare, Inc.	400	49,780
Humana, Inc.	300	85,944
McKesson Corp.	200	22,094
Ramsay Health Care Ltd.	600	24,396
UnitedHealth Group, Inc.	900	224,208

		543,650

Health Care Technology (0.1%)
Cerner Corp.*	400	20,976

Life Sciences Tools & Services (0.6%)
Mettler-Toledo International, Inc.*	100	56,558
Thermo Fisher Scientific, Inc.	300	67,137

		123,695

Pharmaceuticals (5.0%)
Astellas Pharma, Inc.	3,900	49,632
Chugai Pharmaceutical Co. Ltd.	300	17,330
Eli Lilly & Co.	1,100	127,292
GlaxoSmithKline plc	1,200	22,776
Johnson & Johnson	1,500	193,575
Merck & Co., Inc.	2,200	168,102
Novo Nordisk A/S, Class B	1,200	55,161
Otsuka Holdings Co. Ltd.	500	20,404
Pfizer, Inc.	3,800	165,870
Roche Holding AG	440	108,801
Shionogi & Co. Ltd.	500	28,352
Takeda Pharmaceutical Co. Ltd. (x)	600	20,358
Zoetis, Inc.	800	68,432

		1,046,085

Total Health Care		2,496,885

Industrials (15.1%)
Aerospace & Defense (3.6%)
Boeing Co. (The)	300	96,750
CAE, Inc.	1,500	27,567
General Dynamics Corp.	600	94,326
Lockheed Martin Corp.	500	130,920
MTU Aero Engines AG	150	27,245
Northrop Grumman Corp.	500	122,450
Raytheon Co.	700	107,345
Safran SA	400	48,056
TransDigm Group, Inc.*	100	34,006
United Technologies Corp.	600	63,888

		752,553

Air Freight & Logistics (1.0%)
Expeditors International of Washington, Inc.	1,100	74,899
FedEx Corp.	100	16,133
United Parcel Service, Inc., Class B	1,100	107,283

		198,315

Building Products (0.7%)
Allegion plc	300	23,913
Assa Abloy AB, Class B	1,600	28,607
Daikin Industries Ltd.	200	21,046
Geberit AG (Registered) (x)	150	58,440
Johnson Controls International plc	600	17,790

		149,796

Commercial Services & Supplies (1.1%)
Brambles Ltd.	4,300	30,740
Cintas Corp.	200	33,598
Copart, Inc.*	500	23,890
Dai Nippon Printing Co. Ltd.	1,000	20,807
Republic Services, Inc.	500	36,045
Waste Management, Inc.	1,000	88,990

		234,070

Construction & Engineering (0.3%)
Obayashi Corp.	2,000	17,958
Vinci SA	600	49,307

		67,265

Electrical Equipment (0.3%)
Legrand SA	300	16,885
Nidec Corp.	200	22,921
Vestas Wind Systems A/S	200	15,186

		54,992

Industrial Conglomerates (1.5%)
3M Co.	600	114,324
Honeywell International, Inc.	900	118,908
Roper Technologies, Inc.	200	53,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Siemens AG (Registered)	330	$36,805

		323,341

Machinery (2.0%)
ANDRITZ AG (x)	500	23,000
Atlas Copco AB, Class A*	1,800	43,003
Epiroc AB, Class A*	2,000	18,994
Fortive Corp.	1,300	87,958
Hoshizaki Corp.	300	18,377
Illinois Tool Works, Inc.	600	76,014
Ingersoll-Rand plc	500	45,615
Kone OYJ, Class B	1,000	47,637
Sandvik AB	2,000	28,617
Schindler Holding AG	120	23,841

		413,056

Marine (0.1%)
Kuehne + Nagel International AG (Registered)	180	23,204

Professional Services (1.1%)
Experian plc	1,000	24,305
Randstad NV	400	18,294
SGS SA (Registered)	30	67,590
TransUnion	400	22,720
Verisk Analytics, Inc.*	300	32,712
Wolters Kluwer NV	1,200	70,864

		236,485

Road & Rail (2.0%)
Canadian National Railway Co.	1,200	88,875
Canadian Pacific Railway Ltd.	200	35,488
DSV A/S	400	26,376
East Japan Railway Co.	600	53,330
Kintetsu Group Holdings Co. Ltd.	1,000	43,274
Odakyu Electric Railway Co. Ltd.	2,000	43,831
Tokyu Corp.	2,000	32,505
Union Pacific Corp.	700	96,761

		420,440

Trading Companies & Distributors (1.1%)
Fastenal Co.	800	41,832
Ferguson plc	568	36,378
ITOCHU Corp.	2,500	42,165
Marubeni Corp.	3,000	20,877
Mitsubishi Corp.	1,100	30,022
Mitsui & Co. Ltd.	1,700	26,347
Sumitomo Corp.	2,200	31,035

		228,656

Transportation Infrastructure (0.3%)
Aena SME SA (m)	260	40,312
Sydney Airport	5,500	26,071

		66,383

Total Industrials		3,168,556

Information Technology (11.0%)
Communications Equipment (0.3%)
Cisco Systems, Inc.	1,300	56,329

Electronic Equipment, Instruments & Components (1.1%)
Amphenol Corp., Class A	800	64,816
CDW Corp.	400	32,420
Hamamatsu Photonics KK	600	20,301
Hitachi Ltd.	600	15,949
Keyence Corp.	100	50,398
TE Connectivity Ltd.	800	60,504

		244,388

IT Services (5.2%)
Accenture plc, Class A	1,100	155,111
Amadeus IT Group SA	600	41,777
Automatic Data Processing, Inc.	1,100	144,232
Broadridge Financial Solutions, Inc.	300	28,875
CGI Group, Inc., Class A*	800	48,930
Cognizant Technology Solutions Corp., Class A	1,000	63,480
Fidelity National Information Services, Inc.	600	61,530
Fiserv, Inc.*	1,200	88,188
Jack Henry & Associates, Inc.	300	37,956
Mastercard, Inc., Class A	600	113,190
NTT Data Corp.	2,300	25,129
Paychex, Inc.	700	45,605
PayPal Holdings, Inc.*	600	50,454
Visa, Inc., Class A	1,300	171,522
Worldpay, Inc.*	200	15,286

		1,091,265

Semiconductors & Semiconductor Equipment (1.2%)
Intel Corp.	2,600	122,018
Texas Instruments, Inc.	1,300	122,850

		244,868

Software (2.1%)
Adobe, Inc.*	600	135,744
ANSYS, Inc.*	200	28,588
Intuit, Inc.	500	98,425
Oracle Corp.	1,400	63,210
SAP SE	1,120	111,563

		437,530

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	700	110,418
Canon, Inc. (x)	800	22,044
FUJIFILM Holdings Corp.	600	23,153
Hewlett Packard Enterprise Co.	1,500	19,815
HP, Inc.	2,800	57,288

		232,718

Total Information Technology		2,307,098

Materials (1.1%)
Chemicals (0.9%)
Celanese Corp.	200	17,994
Koninklijke DSM NV	305	24,817
Mitsubishi Chemical Holdings Corp.	2,500	18,808
Novozymes A/S, Class B	400	17,879
PPG Industries, Inc.	400	40,892
Sika AG (Registered)	240	30,502
Symrise AG	500	36,950

		187,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Containers & Packaging (0.1%)
Amcor Ltd.	2,200	$20,531

Paper & Forest Products (0.1%)
UPM-Kymmene OYJ	800	20,342

Total Materials		228,715

Real Estate (4.7%)
Equity Real Estate Investment Trusts (REITs) (4.1%)
Alexandria Real Estate Equities, Inc. (REIT)	200	23,048
AvalonBay Communities, Inc. (REIT)	500	87,025
CapitaLand Mall Trust (REIT)	22,000	36,400
Dexus (REIT)	3,100	23,184
Equity Residential (REIT)	700	46,207
Essex Property Trust, Inc. (REIT)	100	24,521
Goodman Group (REIT)	6,600	49,401
GPT Group (The) (REIT)	6,700	25,199
H&R REIT (REIT)	1,500	22,689
Japan Retail Fund Investment Corp. (REIT)	13	26,030
Mirvac Group (REIT)	22,500	35,498
Nippon Prologis REIT, Inc. (REIT)	12	25,332
Prologis, Inc. (REIT)	2,000	117,440
Public Storage (REIT)	300	60,723
Simon Property Group, Inc. (REIT)	800	134,392
Stockland (REIT)	14,700	36,469
Unibail-Rodamco-Westfield (REIT)	160	24,715
Vornado Realty Trust (REIT)	300	18,609
Welltower, Inc. (REIT)	500	34,705

		851,587

Real Estate Management & Development (0.6%)
CBRE Group, Inc., Class A*	700	28,028
Daito Trust Construction Co. Ltd.	200	27,317
Daiwa House Industry Co. Ltd.	1,000	31,760
First Capital Realty, Inc.	1,900	26,234
Mitsui Fudosan Co. Ltd.	1,000	22,157

		135,496

Total Real Estate		987,083

Utilities (6.4%)
Electric Utilities (2.6%)
American Electric Power Co., Inc.	400	29,896
Chubu Electric Power Co., Inc.	3,900	55,458
CLP Holdings Ltd.	2,500	28,182
Enel SpA	17,000	98,074
Entergy Corp.	600	51,642
Eversource Energy	1,300	84,552
Iberdrola SA	15,000	120,021
Red Electrica Corp. SA	1,500	33,412
Terna Rete Elettrica Nazionale SpA	6,000	34,060

		535,297

Gas Utilities (1.2%)
Atmos Energy Corp.	600	55,632
Hong Kong & China Gas Co. Ltd.	19,360	39,956
Naturgy Energy Group SA	800	20,296
Osaka Gas Co. Ltd.	2,800	51,163
Tokyo Gas Co. Ltd.	2,000	50,579
UGI Corp.	600	32,010

		249,636

Multi-Utilities (2.1%)
CenterPoint Energy, Inc.	1,800	50,814
CMS Energy Corp.	1,300	64,545
Consolidated Edison, Inc.	1,100	84,106
E.ON SE	5,000	49,433
National Grid plc	3,500	33,847
Public Service Enterprise Group, Inc.	1,400	72,870
Sempra Energy	700	75,733

		431,348

Water Utilities (0.5%)
American Water Works Co., Inc.	900	81,693
Severn Trent plc	1,200	27,724

		109,417

Total Utilities		1,325,698

Total Common Stocks (98.2%) (Cost $19,066,442)		20,570,676

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $8,863, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $9,040. (xx)	$8,862	8,862
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $6,008, collateralized by various Common Stocks; total market value $6,687. (xx)	6,007	6,007
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $75,012, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $76,500. (xx)	75,000	75,000

Total Repurchase Agreements		89,869

Total Short-Term Investments (0.4%) (Cost $89,869)		89,869

Total Investments in Securities (98.6%) (Cost $19,156,311)		20,660,545
Other Assets Less Liabilities (1.4%)		288,567

Net Assets (100%)		$20,949,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $40,312 or 0.2% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $183,165. This was collateralized by $102,951 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/3/19 - 8/15/47 and by cash of $89,869 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Sheqel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	2.6%
Austria	0.1
Canada	6.5
Denmark	0.8
Finland	0.7
France	1.9
Germany	3.8
Hong Kong	0.5
Israel	0.5
Italy	1.1
Japan	7.2
Netherlands	1.2
Norway	0.3
Portugal	0.1
Singapore	0.5
Spain	1.6
Sweden	1.7
Switzerland	2.8
United Kingdom	2.2
United States	62.5
Cash and Other	1.4

100.0%

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following in (USD): AUD 15,872, CAD 4,669, CHF 2,777, DKK 3,069, EUR 2,744, GBP 2,549, HKD 43,320, ILS 1,906, JPY 52,132, NOK 2,313, NZD 20,114, SEK 2,257 and SGD 2,833.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$732,326	$466,526	$—	$1,198,852
Consumer Discretionary	1,211,287	341,335	—	1,552,622
Consumer Staples	1,884,944	957,750	—	2,842,694
Energy	220,607	178,226	—	398,833
Financials	2,954,727	1,108,913	—	4,063,640
Health Care	2,032,768	464,117	—	2,496,885
Industrials	1,914,304	1,254,252	—	3,168,556
Information Technology	1,996,784	310,314	—	2,307,098
Materials	58,886	169,829	—	228,715
Real Estate	623,621	363,462	—	987,083
Utilities	683,493	642,205	—	1,325,698
Short-Term Investments
Repurchase Agreements	—	89,869	—	89,869

Total Assets	$14,313,747	$6,346,798	$—	$20,660,545

Total Liabilities	$—	$—	$—	$—

Total	$14,313,747	$6,346,798	$—	$20,660,545

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$12,952,470
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,409,351

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,442,512
Aggregate gross unrealized depreciation	(954,193)

Net unrealized appreciation	$1,488,319

Federal income tax cost of investments in securities and derivative instruments, if applicable	$19,172,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $19,066,442)	$20,570,676
Repurchase Agreements (Cost $89,869)	89,869
Cash	119,994
Foreign cash (Cost $155,853)	156,555
Receivable for Portfolio shares sold	154,782
Dividends, interest and other receivables	43,112
Securities lending income receivable	266
Other assets	85

Total assets	21,135,339

LIABILITIES
Payable for return of collateral on securities loaned	89,869
Payable for Portfolio shares redeemed	34,334
Administrative fees payable	4,979
Distribution fees payable – Class IB	2,771
Accrued expenses	54,274

Total liabilities	186,227

NET ASSETS	$20,949,112

Net assets were comprised of:
Paid in capital	$19,448,637
Total distributable earnings (loss)	1,500,475

Net assets	$20,949,112

Class IB
Net asset value, offering and redemption price per share, $13,043,664 / 1,119,945 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.65

Class K
Net asset value, offering and redemption price per share, $7,905,448 / 678,694 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.65

(x)	Includes value of securities on loan of $183,165.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $32,257 foreign withholding tax)	$489,170
Interest	1,270
Securities lending (net)	3,229

Total income	493,669

EXPENSES
Investment management fees	141,980
Professional fees	50,653
Administrative fees	30,003
Distribution fees – Class IB	29,755
Custodian fees	29,000
Printing and mailing expenses	14,037
Trustees’ fees	475
Miscellaneous	8,540

Gross expenses	304,443
Less: Waiver from investment manager	(92,217)

Net expenses	212,226

NET INVESTMENT INCOME (LOSS)	281,443

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	704,882
Foreign currency transactions	(5,660)

Net realized gain (loss)	699,222

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,288,408)
Foreign currency translations	(1,569)

Net change in unrealized appreciation (depreciation)	(2,289,977)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,590,755)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,309,312)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$281,443	$224,224
Net realized gain (loss)	699,222	687,312
Net change in unrealized appreciation (depreciation)	(2,289,977)	2,323,830

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,309,312)	3,235,366

Distributions to shareholders: (a)
Class IB	(656,150)	(405,306)
Class K	(429,800)	(342,592)

Total distributions to shareholders	(1,085,950)	(747,898)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 316,426 and 125,270 shares, respectively ]	4,071,755	1,566,300
Capital shares issued in reinvestment of dividends and distributions [ 53,358 and 31,309 shares, respectively ]	656,150	405,306
Capital shares repurchased [ (53,165) and (19,963) shares, respectively ]	(687,834)	(248,393)

Total Class IB transactions	4,040,071	1,723,213

Class K
Capital shares sold [ 22,534 and 25,104 shares, respectively ]	293,168	311,092
Capital shares issued in reinvestment of dividends and distributions [ 34,925 and 26,467 shares, respectively ]	429,800	342,592
Capital shares repurchased [ (13,524) and (45,518) shares, respectively ]	(176,832)	(557,888)

Total Class K transactions	546,136	95,796

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,586,207	1,819,009

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,190,945	4,306,477
NET ASSETS:
Beginning of year	18,758,167	14,451,690

End of year (b)	$20,949,112	$18,758,167

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $123,228 and $117,158 for Classes IB and K, respectively; and dividends from net realized capital gains of $282,078 and $225,434 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(16,869) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.04	$11.16	$10.67	$10.70	$10.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.15	0.15	0.14	0.16
Net realized and unrealized gain (loss)	(0.92)	2.26	0.48	(0.02)	0.58

Total from investment operations	(0.75)	2.41	0.63	0.12	0.74

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.14)	(0.13)	(0.18)
Distributions from net realized gains	(0.48)	(0.37)	— #	(0.02)	(0.08)

Total dividends and distributions	(0.64)	(0.53)	(0.14)	(0.15)	(0.26)

Net asset value, end of year	$11.65	$13.04	$11.16	$10.67	$10.70

Total return	(6.03)%	21.65%	5.93%	1.10%	7.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,044	$10,478	$7,439	$6,347	$5,842
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.16%	1.23%	1.25%	1.25%
Before waivers and reimbursements (f)	1.61%	1.72%	1.79%	1.92%	2.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.28%	1.23%	1.35%	1.24%	1.52%
Before waivers and reimbursements (f)	0.82%	0.68%	0.79%	0.58%	0.52%
Portfolio turnover rate^	47%	42%	27%	28%	27%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.04	$11.15	$10.67	$10.70	$10.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.19	0.18	0.16	0.19
Net realized and unrealized gain (loss)	(0.92)	2.26	0.47	(0.01)	0.58

Total from investment operations	(0.72)	2.45	0.65	0.15	0.77

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.17)	(0.16)	(0.21)
Distributions from net realized gains	(0.48)	(0.37)	— #	(0.02)	(0.08)

Total dividends and distributions	(0.67)	(0.56)	(0.17)	(0.18)	(0.29)

Net asset value, end of year	$11.65	$13.04	$11.15	$10.67	$10.70

Total return	(5.80)%	22.04%	6.20%	1.36%	7.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,905	$8,280	$7,013	$6,709	$6,744
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.92%	0.98%	1.00%	1.00%
Before waivers and reimbursements (f)	1.35%	1.46%	1.53%	1.65%	1.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.54%	1.50%	1.61%	1.50%	1.76%
Before waivers and reimbursements (f)	1.09%	0.96%	1.06%	0.84%	0.76%
Portfolio turnover rate^	47%	42%	27%	28%	27%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Blackrock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(4.37)%	7.65%	12.93%
Portfolio – Class IB Shares	(4.37)	7.64	12.83
MSCI KLD 400 Social Index	(3.50)	8.17	13.09
Russell 1000® Growth Index	(1.51)	10.40	15.29

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.37)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the MSCI KLD 400 Social Index and the Russell 1000® Growth Index, which returned (3.50)% and (1.51)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to the performance for the year were information technology, health care, consumer discretionary, and utilities.

•	The stocks that contributed the most to performance for the year were Microsoft Corp., Merck & Co., Netflix Inc., Cisco Systems Inc. and Adobe Inc.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year were industrials, financials, energy, and communication services.

•	The five stocks that detracted the most from performance for the year were Facebook Inc., Schlumberger Ltd., Nvidia Corp., IBM Corp. and Celgene Corp.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	23.2%
Communication Services	14.5
Health Care	12.9
Industrials	10.3
Financials	9.9
Consumer Discretionary	8.3
Consumer Staples	7.5
Energy	4.0
Real Estate	3.9
Materials	3.2
Utilities	2.0
Repurchase Agreements	0.4
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$925.80	$4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.45	4.81
Class IB
Actual	1,000.00	926.00	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.45	4.81

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.94% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (14.5%)
Diversified Telecommunication Services (2.3%)
CenturyLink, Inc.	12,812	$194,102
Cincinnati Bell, Inc.*	550	4,279
Verizon Communications, Inc.	54,601	3,069,668

		3,268,049

Entertainment (2.6%)
Netflix, Inc.*	5,754	1,540,116
Walt Disney Co. (The)	19,653	2,154,951

		3,695,067

Interactive Media & Services (9.0%)
Alphabet, Inc., Class A*	3,950	4,127,592
Alphabet, Inc., Class C*	4,161	4,309,174
Facebook, Inc., Class A*	31,869	4,177,707

		12,614,473

Media (0.5%)
Discovery, Inc., Class A (x)*	2,073	51,286
Discovery, Inc., Class C*	4,023	92,851
John Wiley & Sons, Inc., Class A	617	28,981
Liberty Global plc, Class A*	2,423	51,707
Liberty Global plc, Class C*	6,921	142,849
New York Times Co. (The), Class A (x)	1,747	38,941
Omnicom Group, Inc.	2,972	217,669
Scholastic Corp.	385	15,500

		639,784

Wireless Telecommunication Services (0.1%)
Sprint Corp.*	10,809	62,908

Total Communication Services		20,280,281

Consumer Discretionary (8.3%)
Auto Components (0.3%)
Aptiv plc	3,493	215,064
Autoliv, Inc. (x)	1,147	80,554
BorgWarner, Inc.	2,745	95,361

		390,979

Automobiles (0.5%)
Harley-Davidson, Inc.	2,212	75,473
Tesla, Inc.*	1,691	562,765

		638,238

Distributors (0.1%)
LKQ Corp.*	4,203	99,737
Pool Corp.	537	79,825

		179,562

Hotels, Restaurants & Leisure (3.2%)
Aramark	3,270	94,732
Choice Hotels International, Inc.	497	35,575
Darden Restaurants, Inc.	1,636	163,371
Domino’s Pizza, Inc.	523	129,699
Hilton Worldwide Holdings, Inc.	3,734	268,101
Jack in the Box, Inc.	363	28,180
Marriott International, Inc., Class A	3,892	422,516
McDonald’s Corp.	10,252	1,820,448
Royal Caribbean Cruises Ltd.	2,214	216,507
Starbucks Corp.	17,828	1,148,123
Vail Resorts, Inc.	531	111,945

		4,439,197

Household Durables (0.3%)
Ethan Allen Interiors, Inc.	363	6,385
Garmin Ltd.	1,493	94,537
La-Z-Boy, Inc.	604	16,737
Meritage Homes Corp.*	499	18,323
Mohawk Industries, Inc.*	837	97,895
Newell Brands, Inc.	6,257	116,318
Tupperware Brands Corp.	647	20,426
Whirlpool Corp.	848	90,626

		461,247

Internet & Direct Marketing Retail (0.8%)
Booking Holdings, Inc.*	627	1,079,958
Nutrisystem, Inc.	389	17,069
Shutterfly, Inc.*	435	17,513

		1,114,540

Leisure Products (0.1%)
Callaway Golf Co.	1,204	18,421
Hasbro, Inc.	1,602	130,163
Mattel, Inc. (x)*	4,609	46,044

		194,628

Multiline Retail (0.2%)
Kohl’s Corp.	2,216	147,009
Nordstrom, Inc. (x)	1,539	71,733

		218,742

Specialty Retail (1.4%)
AutoNation, Inc.*	713	25,454
Best Buy Co., Inc.	3,320	175,827
Buckle, Inc. (The) (x)	424	8,200
Caleres, Inc.	572	15,919
CarMax, Inc.*	2,330	146,161
Foot Locker, Inc.	1,552	82,566
GameStop Corp., Class A (x)	1,372	17,315
Gap, Inc. (The)	3,098	79,804
Lowe’s Cos., Inc.	10,717	989,822
Office Depot, Inc.	6,475	16,706
Signet Jewelers Ltd. (x)	778	24,717
Tiffany & Co.	1,459	117,464
Tractor Supply Co.	1,601	133,587
Ulta Beauty, Inc.*	752	184,120

		2,017,662

Textiles, Apparel & Luxury Goods (1.4%)
Columbia Sportswear Co.	416	34,981
Deckers Outdoor Corp.*	357	45,678
Hanesbrands, Inc.	4,772	59,793
Michael Kors Holdings Ltd.*	1,969	74,665
NIKE, Inc., Class B	16,921	1,254,523
PVH Corp.	1,011	93,973
Under Armour, Inc., Class A (x)*	2,429	42,920
Under Armour, Inc., Class C*	2,546	41,169
VF Corp.	4,452	317,606
Wolverine World Wide, Inc.	1,269	40,468

		2,005,776

Total Consumer Discretionary		11,660,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Consumer Staples (7.5%)
Beverages (1.8%)
Coca-Cola Co. (The)	53,390	$2,528,017

Food & Staples Retailing (0.3%)
Sysco Corp.	6,516	408,292
United Natural Foods, Inc.*	686	7,265

		415,557

Food Products (2.0%)
Archer-Daniels-Midland Co.	7,397	303,055
Bunge Ltd.	1,876	100,253
Campbell Soup Co. (x)	2,403	79,275
Darling Ingredients, Inc.*	2,159	41,539
General Mills, Inc.	7,872	306,536
Hain Celestial Group, Inc. (The)*	1,276	20,237
Hormel Foods Corp.	3,850	164,318
Ingredion, Inc.	939	85,825
JM Smucker Co. (The)	1,498	140,048
Kellogg Co.	3,424	195,202
Kraft Heinz Co. (The)	8,044	346,214
McCormick & Co., Inc. (Non-Voting)	1,600	222,784
Mondelez International, Inc., Class A	19,387	776,062

		2,781,348

Household Products (3.1%)
Clorox Co. (The)	1,688	260,188
Colgate-Palmolive Co.	10,902	648,887
Kimberly-Clark Corp.	4,588	522,757
Procter & Gamble Co. (The)	32,893	3,023,525

		4,455,357

Personal Products (0.3%)
Avon Products, Inc.*	6,277	9,541
Estee Lauder Cos., Inc. (The), Class A	2,961	385,226

		394,767

Total Consumer Staples		10,575,046

Energy (4.0%)
Energy Equipment & Services (0.8%)
Baker Hughes a GE Co.	6,644	142,846
Core Laboratories NV (x)	579	34,543
National Oilwell Varco, Inc.	5,075	130,428
Schlumberger Ltd.	18,302	660,336
TechnipFMC plc	5,705	111,704

		1,079,857

Oil, Gas & Consumable Fuels (3.2%)
Apache Corp.	5,047	132,484
ConocoPhillips	15,357	957,509
Denbury Resources, Inc. (x)*	5,843	9,992
Devon Energy Corp.	6,721	151,491
EQT Corp.	3,517	66,436
Hess Corp.	3,572	144,666
Marathon Oil Corp.	11,272	161,640
Marathon Petroleum Corp.	9,139	539,292
Newfield Exploration Co.*	2,603	38,160
Noble Energy, Inc.	6,375	119,595
Occidental Petroleum Corp.	10,114	620,797
ONEOK, Inc.	5,427	292,787
Phillips 66	5,820	501,393
Pioneer Natural Resources Co.	2,248	295,657
QEP Resources, Inc.*	3,260	18,354
Southwestern Energy Co.*	7,581	25,851
Valero Energy Corp.	5,638	422,681

		4,498,785

Total Energy		5,578,642

Financials (9.9%)
Banks (2.0%)
Bank of Hawaii Corp.	563	37,901
BB&T Corp.	10,219	442,687
Cathay General Bancorp	1,040	34,871
CIT Group, Inc.	1,507	57,673
Citizens Financial Group, Inc.	6,266	186,288
Comerica, Inc.	2,268	155,789
First Republic Bank	2,141	186,053
Heartland Financial USA, Inc.	416	18,283
International Bancshares Corp.	761	26,178
KeyCorp	13,900	205,442
M&T Bank Corp.	1,806	258,493
Old National Bancorp	1,836	28,274
People’s United Financial, Inc.	5,065	73,089
PNC Financial Services Group, Inc. (The)‡	6,127	716,307
Regions Financial Corp.	14,615	195,549
Signature Bank	732	75,257
SVB Financial Group*	705	133,894
Umpqua Holdings Corp.	2,896	46,046

		2,878,074

Capital Markets (4.2%)
Ameriprise Financial, Inc.	1,880	196,216
Bank of New York Mellon Corp. (The)	13,224	622,454
BlackRock, Inc.‡	1,580	620,656
Charles Schwab Corp. (The)	16,079	667,761
CME Group, Inc.	4,725	888,867
FactSet Research Systems, Inc.	510	102,066
Franklin Resources, Inc.	4,189	124,246
Intercontinental Exchange, Inc.	7,586	571,453
Invesco Ltd.	5,414	90,630
Legg Mason, Inc.	1,130	28,826
Moody’s Corp.	2,281	319,431
Northern Trust Corp.	2,794	233,551
S&P Global, Inc.	3,319	564,031
State Street Corp.	5,002	315,476
T. Rowe Price Group, Inc.	3,213	296,624
TD Ameritrade Holding Corp.	3,742	183,208

		5,825,496

Consumer Finance (0.7%)
Ally Financial, Inc.	5,559	125,967
American Express Co.	9,673	922,031

		1,047,998

Diversified Financial Services (0.1%)
Voya Financial, Inc.	2,130	85,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Insurance (2.9%)
Allstate Corp. (The)	4,569	$377,537
Arthur J Gallagher & Co.	2,413	177,838
Chubb Ltd.	6,124	791,098
Hartford Financial Services Group, Inc. (The)	4,734	210,426
Loews Corp.	3,545	161,369
Marsh & McLennan Cos., Inc.	6,681	532,810
Principal Financial Group, Inc.	3,777	166,830
Progressive Corp. (The)	7,694	464,179
Prudential Financial, Inc.	5,502	448,688
Travelers Cos., Inc. (The)	3,532	422,957
Willis Towers Watson plc	1,733	263,173

		4,016,905

Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	6,520	61,353

Total Financials		13,915,324

Health Care (12.9%)
Biotechnology (4.8%)
AbbVie, Inc.	20,010	1,844,722
Amgen, Inc.	8,553	1,665,013
Biogen, Inc.*	2,663	801,350
BioMarin Pharmaceutical, Inc.*	2,348	199,932
Celgene Corp.*	9,304	596,293
Gilead Sciences, Inc.	17,130	1,071,481
TESARO, Inc.*	514	38,164
Vertex Pharmaceuticals, Inc.*	3,381	560,266

		6,777,221

Health Care Equipment & Supplies (1.9%)
ABIOMED, Inc.*	565	183,648
Align Technology, Inc.*	1,006	210,686
Becton Dickinson and Co.	3,538	797,182
Cooper Cos., Inc. (The)	648	164,916
Dentsply Sirona, Inc.	2,943	109,509
Edwards Lifesciences Corp.*	2,763	423,209
Hologic, Inc.*	3,589	147,508
IDEXX Laboratories, Inc.*	1,142	212,435
ResMed, Inc.	1,883	214,417
Varian Medical Systems, Inc.*	1,213	137,445

		2,600,955

Health Care Providers & Services (2.2%)
AmerisourceBergen Corp.	2,151	160,034
Cardinal Health, Inc.	4,067	181,388
Centene Corp.*	2,709	312,348
Cigna Corp.	5,025	954,348
HCA Healthcare, Inc.	3,653	454,616
Henry Schein, Inc.*	2,019	158,532
Humana, Inc.	1,818	520,821
Laboratory Corp. of America Holdings*	1,341	169,449
MEDNAX, Inc.*	1,227	40,491
Patterson Cos., Inc.	1,168	22,963
Quest Diagnostics, Inc.	1,802	150,052
Select Medical Holdings Corp.*	1,456	22,350

		3,147,392

Health Care Technology (0.1%)
Cerner Corp.*	3,920	205,565

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	4,214	284,276
Bio-Techne Corp.	496	71,781
IQVIA Holdings, Inc.*	2,139	248,488
Mettler-Toledo International, Inc.*	333	188,338
Waters Corp.*	1,020	192,423

		985,306

Pharmaceuticals (3.2%)
Bristol-Myers Squibb Co.	21,564	1,120,897
Jazz Pharmaceuticals plc*	802	99,416
Merck & Co., Inc.	35,144	2,685,353
Zoetis, Inc.	6,375	545,317

		4,450,983

Total Health Care		18,167,422

Industrials (10.3%)
Aerospace & Defense (0.1%)
Spirit AeroSystems Holdings, Inc., Class A	1,414	101,935
Wesco Aircraft Holdings, Inc.*	775	6,123

		108,058

Air Freight & Logistics (0.9%)
CH Robinson Worldwide, Inc.	1,835	154,305
Echo Global Logistics, Inc.*	383	7,786
Expeditors International of Washington, Inc.	2,299	156,539
United Parcel Service, Inc., Class B	9,164	893,765

		1,212,395

Airlines (0.1%)
Delta Air Lines, Inc.	2,280	113,772
Southwest Airlines Co.	1,886	87,661

		201,433

Building Products (0.7%)
Allegion plc	1,257	100,195
AO Smith Corp.	1,915	81,770
Builders FirstSource, Inc.*	1,527	16,660
Fortune Brands Home & Security, Inc.	1,867	70,927
Johnson Controls International plc	12,205	361,878
Lennox International, Inc.	482	105,491
Masco Corp.	4,067	118,919
Owens Corning	1,470	64,651

		920,491

Commercial Services & Supplies (0.2%)
ACCO Brands Corp.	1,273	8,631
Copart, Inc.*	2,758	131,777
Deluxe Corp.	615	23,641
Essendant, Inc.	542	6,818
HNI Corp.	599	21,223
Interface, Inc.	834	11,885
Knoll, Inc.	630	10,382

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
RR Donnelley & Sons Co.	1,015	$4,019
Steelcase, Inc., Class A	1,148	17,025
Team, Inc. (x)*	405	5,933
Tetra Tech, Inc.	726	37,585

		278,919

Construction & Engineering (0.1%)
EMCOR Group, Inc.	776	46,319
Granite Construction, Inc.	620	24,974
Quanta Services, Inc.	1,972	59,357

		130,650

Electrical Equipment (0.6%)
Acuity Brands, Inc.	537	61,728
Eaton Corp. plc	5,735	393,765
Rockwell Automation, Inc.	1,630	245,283
Sensata Technologies Holding plc*	2,239	100,397

		801,173

Industrial Conglomerates (1.3%)
3M Co.	7,752	1,477,066
Roper Technologies, Inc.	1,364	363,533

		1,840,599

Machinery (3.3%)
AGCO Corp.	889	49,491
Caterpillar, Inc.	7,854	998,008
Cummins, Inc.	2,054	274,497
Deere & Co.	4,042	602,945
Dover Corp.	1,958	138,920
Flowserve Corp.	1,720	65,394
Fortive Corp.	3,970	268,610
Graco, Inc.	2,194	91,819
Illinois Tool Works, Inc.	3,983	504,606
Ingersoll-Rand plc	3,235	295,129
Lincoln Electric Holdings, Inc.	825	65,051
Meritor, Inc.*	1,071	18,111
Middleby Corp. (The)*	734	75,404
PACCAR, Inc.	4,641	265,187
Parker-Hannifin Corp.	1,748	260,697
Snap-on, Inc.	741	107,660
Stanley Black & Decker, Inc.	2,025	242,473
Tennant Co.	227	11,829
Timken Co. (The)	910	33,961
WABCO Holdings, Inc.*	698	74,923
Wabtec Corp.	1,151	80,858
Xylem, Inc.	2,366	157,859

		4,683,432

Professional Services (0.5%)
ASGN, Inc.*	680	37,060
Dun & Bradstreet Corp. (The)	490	69,943
Exponent, Inc.	698	35,396
Heidrick & Struggles International, Inc.	257	8,016
ICF International, Inc.	262	16,972
IHS Markit Ltd.*	5,173	248,149
Kelly Services, Inc., Class A	453	9,277
ManpowerGroup, Inc.	851	55,145
Navigant Consulting, Inc.	564	13,564
Resources Connection, Inc.	406	5,765
Robert Half International, Inc.	1,631	93,293
TransUnion	2,442	138,706
TrueBlue, Inc.*	561	12,482

		743,768

Road & Rail (2.0%)
AMERCO	116	38,061
ArcBest Corp.	356	12,196
Avis Budget Group, Inc.*	881	19,805
CSX Corp.	10,789	670,321
Genesee & Wyoming, Inc., Class A*	779	57,662
Hertz Global Holdings, Inc.*	703	9,596
Kansas City Southern	1,354	129,239
Norfolk Southern Corp.	3,705	554,046
Ryder System, Inc.	718	34,572
Union Pacific Corp.	9,772	1,350,783

		2,876,281

Trading Companies & Distributors (0.5%)
Air Lease Corp.	1,328	40,119
Applied Industrial Technologies, Inc.	503	27,132
Fastenal Co.	3,786	197,970
H&E Equipment Services, Inc.	452	9,230
HD Supply Holdings, Inc.*	2,298	86,221
United Rentals, Inc.*	1,095	112,270
WW Grainger, Inc.	630	177,887

		650,829

Total Industrials		14,448,028

Information Technology (23.2%)
Communications Equipment (2.2%)
Cisco Systems, Inc.	62,146	2,692,786
CommScope Holding Co., Inc.*	2,567	42,073
F5 Networks, Inc.*	806	130,596
Motorola Solutions, Inc.	2,144	246,646
Plantronics, Inc.	465	15,392

		3,127,493

Electronic Equipment, Instruments & Components (0.7%)
Cognex Corp.	2,286	88,400
Corning, Inc.	10,684	322,764
Flex Ltd.*	6,953	52,912
Itron, Inc.*	483	22,841
TE Connectivity Ltd.	4,611	348,730
Trimble, Inc.*	3,308	108,866

		944,513

IT Services (2.9%)
Accenture plc, Class A	8,467	1,193,932
Automatic Data Processing, Inc.	5,792	759,447
Cognizant Technology Solutions Corp., Class A	7,656	486,003
FleetCor Technologies, Inc.*	1,171	217,478
International Business Machines Corp.	12,062	1,371,087
Western Union Co. (The)	5,935	101,251

		4,129,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (4.9%)
Advanced Micro Devices, Inc.*	12,213	$225,452
Analog Devices, Inc.	4,904	420,910
Applied Materials, Inc.	12,971	424,671
Intel Corp.	60,932	2,859,539
Lam Research Corp.	2,086	284,051
Microchip Technology, Inc. (x)	3,108	223,527
NVIDIA Corp.	7,633	1,019,005
Skyworks Solutions, Inc.	2,370	158,837
Texas Instruments, Inc.	12,847	1,214,042

		6,830,034

Software (11.9%)
Adobe, Inc.*	6,471	1,463,999
ANSYS, Inc.*	1,118	159,807
Autodesk, Inc.*	2,888	371,426
Cadence Design Systems, Inc.*	3,730	162,180
Citrix Systems, Inc.	1,799	184,326
Fortinet, Inc.*	1,890	133,113
Intuit, Inc.	3,224	634,644
Microsoft Corp.	96,264	9,777,533
Oracle Corp.	39,456	1,781,438
salesforce.com, Inc.*	9,499	1,301,078
Symantec Corp.	8,186	154,674
Teradata Corp.*	1,577	60,494
VMware, Inc., Class A	1,001	137,267
Workday, Inc., Class A*	1,929	308,023

		16,630,002

Technology Hardware, Storage & Peripherals (0.6%)
Dell Technologies, Inc., Class C*	1,974	96,474
Hewlett Packard Enterprise Co.	19,530	257,991
HP, Inc.	20,880	427,205
Xerox Corp.	3,060	60,466

		842,136

Total Information Technology		32,503,376

Materials (3.2%)
Chemicals (2.4%)
Air Products & Chemicals, Inc.	2,893	463,025
Albemarle Corp.	1,435	110,595
Axalta Coating Systems Ltd.*	2,839	66,489
Ecolab, Inc.	3,431	505,558
HB Fuller Co.	685	29,229
International Flavors & Fragrances, Inc.	1,124	150,919
Linde plc	7,277	1,135,503
Minerals Technologies, Inc.	475	24,387
Mosaic Co. (The)	4,818	140,734
PPG Industries, Inc.	3,202	327,340
Sherwin-Williams Co. (The)	1,112	437,528

		3,391,307

Containers & Packaging (0.4%)
Avery Dennison Corp.	1,151	103,394
Ball Corp.	4,322	198,726
Sealed Air Corp.	2,090	72,816
Sonoco Products Co.	1,322	70,238
Westrock Co.	3,366	127,100

		572,274

Metals & Mining (0.4%)
Compass Minerals International, Inc.	458	19,094
Newmont Mining Corp.	7,058	244,560
Nucor Corp.	4,174	216,255
Schnitzer Steel Industries, Inc., Class A	385	8,297

		488,206

Paper & Forest Products (0.0%)
Domtar Corp.	849	29,825

Total Materials		4,481,612

Real Estate (3.9%)
Equity Real Estate Investment Trusts (REITs) (3.7%)
American Tower Corp. (REIT)	5,826	921,615
AvalonBay Communities, Inc. (REIT)	1,830	318,511
Boston Properties, Inc. (REIT)	2,038	229,377
Corporate Office Properties Trust (REIT)	1,347	28,327
Digital Realty Trust, Inc. (REIT)	2,718	289,603
Duke Realty Corp. (REIT)	4,714	122,093
Equinix, Inc. (REIT)	1,049	369,835
Equity Residential (REIT)	4,860	320,809
Federal Realty Investment Trust (REIT)	977	115,325
HCP, Inc. (REIT)	6,189	172,859
Host Hotels & Resorts, Inc. (REIT)	9,770	162,866
Iron Mountain, Inc. (REIT)	3,581	116,060
Liberty Property Trust (REIT)	1,944	81,415
Macerich Co. (The) (REIT)	1,381	59,770
PotlatchDeltic Corp. (REIT)	843	26,672
Prologis, Inc. (REIT)	8,307	487,787
SBA Communications Corp. (REIT)*	1,520	246,073
Simon Property Group, Inc. (REIT)	4,089	686,911
UDR, Inc. (REIT)	3,525	139,660
Vornado Realty Trust (REIT)	2,273	140,994
Weyerhaeuser Co. (REIT)	9,995	218,491

		5,255,053

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	4,258	170,490
Jones Lang LaSalle, Inc.	605	76,593
Realogy Holdings Corp. (x)	1,636	24,017

		271,100

Total Real Estate		5,526,153

Utilities (2.0%)
Electric Utilities (0.5%)
Alliant Energy Corp.	3,099	130,933
Eversource Energy	4,179	271,802
PPL Corp.	9,245	261,911

		664,646

Gas Utilities (0.1%)
New Jersey Resources Corp.	1,172	53,525
Northwest Natural Holding Co.	381	23,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
UGI Corp.	2,288	$122,065

		198,625

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	8,697	125,759
Ormat Technologies, Inc. (x)	507	26,516

		152,275

Multi-Utilities (1.1%)
Avista Corp.	873	37,085
CenterPoint Energy, Inc.	6,493	183,297
CMS Energy Corp.	3,738	185,592
Consolidated Edison, Inc.	4,112	314,403
MDU Resources Group, Inc.	2,456	58,551
NiSource, Inc.	4,798	121,629
Sempra Energy	3,608	390,350
WEC Energy Group, Inc.	4,164	288,399

		1,579,306

Water Utilities (0.2%)
American Water Works Co., Inc.	2,382	216,214

Total Utilities		2,811,066

Total Common Stocks (99.7%) (Cost $105,830,825)		139,947,521

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $100,052, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $105,429. (xx)	$100,000	100,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $289,473, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $295,216. (xx)	289,427	289,427
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $80,013, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $81,621. (xx)	80,000	80,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $80,013, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $81,600. (xx)	80,000	80,000

Total Repurchase Agreements		549,427

Total Short-Term Investments (0.4%) (Cost $549,427)		549,427

Total Investments in Securities (100.1%) (Cost $106,380,252)		140,496,948
Other Assets Less Liabilities (-0.1%)		(159,192)

Net Assets (100%)		$140,337,756

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $570,504. This was collateralized by $34,279 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/3/19 - 11/15/47 and by cash of $549,427 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	1,580	837,861	23,608	(48,439)	7,796	(200,170)	620,656	19,140	—
PNC Financial Services Group, Inc. (The)	6,127	931,392	26,837	(73,841)	8,933	(177,014)	716,307	21,390	—

Total		1,769,253	50,445	(122,280)	16,729	(377,184)	1,336,963	40,530	—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$20,280,281	$—	$—	$20,280,281
Consumer Discretionary	11,660,571	—	—	11,660,571
Consumer Staples	10,575,046	—	—	10,575,046
Energy	5,578,642	—	—	5,578,642
Financials	13,915,324	—	—	13,915,324
Health Care	18,167,422	—	—	18,167,422
Industrials	14,448,028	—	—	14,448,028
Information Technology	32,503,376	—	—	32,503,376
Materials	4,481,612	—	—	4,481,612
Real Estate	5,526,153	—	—	5,526,153
Utilities	2,811,066	—	—	2,811,066
Short-Term Investments
Repurchase Agreements	—	549,427	—	549,427

Total Assets	$139,947,521	$549,427	$—	$140,496,948

Total Liabilities	$—	$—	$—	$—

Total	$139,947,521	$549,427	$—	$140,496,948

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$15,243,213
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$17,441,015

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,213,137
Aggregate gross unrealized depreciation	(8,036,972)

Net unrealized appreciation	$34,176,165

Federal income tax cost of investments in securities and derivative instruments, if applicable	$106,320,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $827,545)	$1,336,963
Unaffiliated Issuers (Cost $105,003,280)	138,610,558
Repurchase Agreements (Cost $549,427)	549,427
Cash	600,259
Dividends, interest and other receivables	177,240
Receivable for Portfolio shares sold	43,583
Securities lending income receivable	225
Other assets	632

Total assets	141,318,887

LIABILITIES
Payable for return of collateral on securities loaned	549,427
Payable for securities purchased	216,968
Investment management fees payable	61,093
Payable for Portfolio shares redeemed	40,580
Distribution fees payable – Class IB	29,859
Administrative fees payable	11,750
Distribution fees payable – Class IA	687
Accrued expenses	70,767

Total liabilities	981,131

NET ASSETS	$140,337,756

Net assets were comprised of:
Paid in capital	$105,740,466
Total distributable earnings (loss)	34,597,290

Net assets	$140,337,756

Class IA
Net asset value, offering and redemption price per share, $3,158,089 / 282,016 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.20

Class IB
Net asset value, offering and redemption price per share, $137,179,667 / 12,494,364 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.98

(x)	Includes value of securities on loan of $570,504.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($40,530 of dividend income received from affiliates) (net of $196 foreign withholding tax)	$2,888,927
Interest	5,377
Securities lending (net)	13,247

Total income	2,907,551

EXPENSES
Investment management fees	762,256
Distribution fees – Class IB	372,158
Administrative fees	148,085
Professional fees	50,979
Custodian fees	45,000
Printing and mailing expenses	23,427
Distribution fees – Class IA	8,970
Trustees’ fees	3,655
Miscellaneous	2,324

Total expenses	1,416,854

NET INVESTMENT INCOME (LOSS)	1,490,697

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($16,729 of realized gain (loss) from affiliates)	2,566,249
Net change in unrealized appreciation (depreciation) on investments in securities ($(377,184) of change in unrealized appreciation (depreciation) from affiliates)	(10,421,210)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,854,961)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,364,264)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,490,697	$1,511,868
Net realized gain (loss)	2,566,249	3,063,142
Net change in unrealized appreciation (depreciation)	(10,421,210)	21,567,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,364,264)	26,142,828

Distributions to shareholders: (a)
Class IA	(123,238)	(579,808)
Class IB	(5,389,759)	(21,265,538)

Total distributions to shareholders	(5,512,997)	(21,845,346)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 9,782 and 30,053 shares, respectively ]	120,338	375,085
Capital shares issued in reinvestment of dividends and distributions [ 10,085 and 50,629 shares, respectively ]	123,238	579,808
Capital shares repurchased [ (36,577) and (68,960) shares, respectively ]	(456,536)	(843,658)

Total Class IA transactions	(212,960)	111,235

Class IB
Capital shares sold [ 1,400,640 and 1,183,015 shares, respectively ]	17,229,651	14,382,269
Capital shares issued in reinvestment of dividends and distributions [ 450,046 and 1,891,638 shares, respectively ]	5,389,759	21,265,538
Capital shares repurchased [ (1,677,098) and (1,647,840) shares, respectively ]	(20,539,664)	(20,160,260)

Total Class IB transactions	2,079,746	15,487,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,866,786	15,598,782

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,010,475)	19,896,264
NET ASSETS:
Beginning of year	150,348,231	130,451,967

End of year (b)	$140,337,756	$150,348,231

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $37,471 and $1,421,565 for Classes IA and IB, respectively; and dividends from net realized capital gains of $542,337 and $19,843,973 for Classes IA and IB, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $91,174 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.14	$11.85	$11.11	$12.56	$11.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.13	0.13	0.13	0.10
Net realized and unrealized gain (loss)	(0.61)	2.14	0.97	(0.10)	1.42

Total from investment operations	(0.49)	2.27	1.10	0.03	1.52

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.13)	(0.13)	(0.09)
Distributions from net realized gains	(0.33)	(1.86)	(0.23)	(1.35)	(0.10)

Total dividends and distributions	(0.45)	(1.98)	(0.36)	(1.48)	(0.19)

Net asset value, end of year	$11.20	$12.14	$11.85	$11.11	$12.56

Total return	(4.37)%	20.45%	9.96%	0.47%	13.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,158	$3,626	$3,402	$3,678	$4,052
Ratio of expenses to average net assets (f)	0.93%	0.94%	0.95%	0.93%	0.95%
Ratio of net investment income (loss) to average net assets (f)	0.98%	1.08%	1.16%	1.01%	0.83%
Portfolio turnover rate^	10%	13%	15%	52%	13%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.91	$11.66	$10.94	$12.39	$11.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.13	0.13	0.13	0.10
Net realized and unrealized gain (loss)	(0.60)	2.10	0.95	(0.10)	1.40

Total from investment operations	(0.48)	2.23	1.08	0.03	1.50

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.13)	(0.13)	(0.09)
Distributions from net realized gains	(0.33)	(1.86)	(0.23)	(1.35)	(0.10)

Total dividends and distributions	(0.45)	(1.98)	(0.36)	(1.48)	(0.19)

Net asset value, end of year	$10.98	$11.91	$11.66	$10.94	$12.39

Total return	(4.37)%	20.44%	9.94%	0.49%	13.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$137,180	$146,723	$127,050	$127,494	$128,884
Ratio of expenses to average net assets (f)	0.93%	0.94%	0.95%	0.93%	0.95%
Ratio of net investment income (loss) to average net assets (f)	0.98%	1.07%	1.16%	1.01%	0.83%
Portfolio turnover rate^	10%	13%	15%	52%	13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(12.14)%	2.95%	9.16%
Portfolio – Class IB Shares	(12.17)	2.94	9.09
Portfolio – Class K Shares*	(11.90)	3.21	6.79
Volatility Managed Index – Global Blend	(9.82)	4.17	8.90
International Proxy Index	(14.62)	0.17	5.59
Volatility Managed Index – Global Proxy Blend	(10.08)	4.17	8.81
MSCI AC World (Net) Index	(9.42)	4.26	9.46

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.17)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Global Blend, the International Proxy Index, the Volatility Managed Index — Global Proxy Blend and the MSCI AC World (Net) Index, which returned (9.82)%, (14.62)%, (10.08)% and (9.42)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Financials stock selection was the leading contributor to relative performance, including holding United Bank Ltd. of Pakistan.

•	Stock selection was also beneficial in the energy, communication services and materials sectors.

•	Adobe Systems Incorporated, which has risen by more than fourfold over the last five years as they have undergone a shift to a subscription based model, contributed to relative performance.

What hurt performance during the year:

•	Consumer discretionary stock selection was detrimental to relative performance, notable underweighting Amazon.com, Inc. and overweighting JD.com, Inc., the number two player in Chinese e-commerce.

•	An underweight position relative to the benchmark in Microsoft Corp. hurt performance.

•	An underweight position in the utilities sector detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$310,994,753	16.7%
Information Technology	227,666,800	12.3
Consumer Discretionary	197,191,492	10.6
Health Care	193,868,847	10.5
Industrials	184,021,543	9.9
Consumer Staples	156,633,389	8.5
Communication Services	150,674,321	8.1
Energy	74,431,115	4.0
Materials	67,876,951	3.7
Real Estate	46,972,033	2.5
Utilities	41,210,222	2.2
Repurchase Agreements	7,759,851	0.4
Investment Company	1	0.0 #
Cash and Other	197,409,455	10.6

		100.0%

#	Less than 0.05%

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$893.90	$5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.74
Class IB
Actual	1,000.00	894.10	5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.74
Class K
Actual	1,000.00	895.30	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.47

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.13%, 1.13% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Argentina (0.0%)
Grupo Financiero Galicia SA (ADR)	34,229	$943,694

Australia (2.3%)
AGL Energy Ltd.	28,685	415,064
Alumina Ltd.	112,988	181,390
Amcor Ltd.	50,979	475,755
AMP Ltd.	126,888	219,025
APA Group	53,426	319,843
Aristocrat Leisure Ltd.	25,605	391,054
ASX Ltd.	8,414	355,571
Aurizon Holdings Ltd.	86,208	259,870
AusNet Services	94,941	104,042
Australia & New Zealand Banking Group Ltd.	126,175	2,174,141
Bank of Queensland Ltd.	18,638	126,856
Bendigo & Adelaide Bank Ltd.	19,995	152,081
BHP Group Ltd.	129,341	3,120,544
BHP Group plc	92,629	1,936,511
BlueScope Steel Ltd.	23,279	179,681
Boral Ltd. (x)	54,112	188,268
Brambles Ltd.	71,185	508,888
Caltex Australia Ltd.	12,038	216,035
Challenger Ltd.	24,714	165,192
CIMIC Group Ltd.	4,334	132,503
Coca-Cola Amatil Ltd.	21,916	126,416
Cochlear Ltd.	2,445	297,099
Coles Group Ltd.*	50,518	417,737
Commonwealth Bank of Australia (x)	77,271	3,943,735
Computershare Ltd. (x)	21,194	256,595
Crown Resorts Ltd.	15,224	127,169
CSL Ltd.	19,864	2,594,161
Dexus (REIT)	46,429	347,229
Domino’s Pizza Enterprises Ltd. (x)	2,423	69,370
Flight Centre Travel Group Ltd.	2,751	83,160
Fortescue Metals Group Ltd.	71,195	208,644
Goodman Group (REIT)	71,378	534,262
GPT Group (The) (REIT)	76,560	287,954
Harvey Norman Holdings Ltd. (x)	22,630	50,411
Incitec Pivot Ltd.	75,376	174,127
Insurance Australia Group Ltd.	103,932	512,395
LendLease Group	26,590	216,904
Macquarie Group Ltd.	14,060	1,075,872
Medibank Pvt Ltd.	128,820	233,175
Mirvac Group (REIT)	170,060	268,302
National Australia Bank Ltd.	119,700	2,031,181
Newcrest Mining Ltd.	33,854	521,563
Oil Search Ltd.	60,068	302,907
Orica Ltd.	17,934	217,882
Origin Energy Ltd.*	77,147	351,536
QBE Insurance Group Ltd.	59,072	420,213
Ramsay Health Care Ltd.	6,034	245,340
REA Group Ltd.	2,216	115,461
Rio Tinto Ltd.	16,538	914,707
Rio Tinto plc	51,527	2,456,853
Santos Ltd.	76,566	295,506
Scentre Group (REIT)	233,536	641,457
SEEK Ltd.	13,737	163,699
Sonic Healthcare Ltd.	16,946	263,890
South32 Ltd.	227,253	536,158
Stockland (REIT)	105,963	262,881
Suncorp Group Ltd.	56,561	503,132
Sydney Airport	46,082	218,433
Tabcorp Holdings Ltd.	85,875	259,467
Telstra Corp. Ltd.	184,775	370,900
TPG Telecom Ltd.	16,154	73,270
Transurban Group	115,328	946,810
Treasury Wine Estates Ltd.	31,707	330,484
Vicinity Centres (REIT)	141,538	259,154
Wesfarmers Ltd.	50,518	1,147,236
Westpac Banking Corp. (x)	150,816	2,659,997
Woodside Petroleum Ltd.	41,710	921,227
Woolworths Group Ltd.	57,448	1,190,381
WorleyParsons Ltd.	14,098	113,385

		42,182,141

Austria (0.2%)
ANDRITZ AG (x)	3,041	139,888
Erste Group Bank AG*	68,989	2,298,735
OMV AG	6,801	297,458
Raiffeisen Bank International AG	6,440	164,023
Verbund AG	2,990	127,593
voestalpine AG	4,474	133,807

		3,161,504

Belgium (0.3%)
Ageas	8,219	369,240
Anheuser-Busch InBev SA/NV	33,456	2,214,195
Colruyt SA	2,823	201,103
Groupe Bruxelles Lambert SA	3,426	297,545
KBC Group NV	11,190	724,070
Proximus SADP	6,409	172,976
Solvay SA	3,332	331,848
Telenet Group Holding NV	2,466	114,479
UCB SA	5,503	448,647
Umicore SA	9,246	367,742

		5,241,845

Brazil (1.4%)
Ambev SA (Preference) (q)	998,811	3,959,523
B3 SA - Brasil Bolsa Balcao	471,465	3,256,772
Banco Bradesco SA (Preference) (q)	470,025	4,682,671
Itau Unibanco Holding SA (Preference) (q)	533,293	4,907,977
Lojas Renner SA*	266,463	2,925,023
Petroleo Brasileiro SA	379,192	2,471,200
Petroleo Brasileiro SA (Preference) (q)	519,050	3,013,373
StoneCo Ltd., Class A (x)*	38,950	718,238

		25,934,777

Chile (0.3%)
Antofagasta plc	16,451	163,038
Banco Santander Chile	21,533,664	1,609,029
Banco Santander Chile (ADR)	6,740	201,526
SACI Falabella	511,042	3,743,295

		5,716,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
China (3.6%)
Alibaba Group Holding Ltd. (ADR)*	48,412	$6,635,833
Anhui Conch Cement Co. Ltd., Class H	374,000	1,794,598
Baidu, Inc. (ADR)*	26,361	4,180,855
Bank of China Ltd., Class H	12,347,000	5,304,946
BeiGene Ltd. (ADR)*	1,432	200,852
BOC Hong Kong Holdings Ltd.	159,500	589,111
China Construction Bank Corp., Class H	6,717,420	5,507,506
China Life Insurance Co. Ltd., Class H	476,000	1,006,563
China Mengniu Dairy Co. Ltd.*	834,000	2,578,010
China Mobile Ltd.	400,500	3,859,705
China Overseas Land & Investment Ltd.	456,000	1,569,437
China Pacific Insurance Group Co. Ltd., Class H	732,000	2,354,129
China Resources Land Ltd.	250,000	954,516
China Resources Power Holdings Co. Ltd.	446,000	854,412
China Unicom Hong Kong Ltd.	1,536,000	1,631,431
CSPC Pharmaceutical Group Ltd.	832,000	1,189,320
Industrial & Commercial Bank of China Ltd., Class H	3,372,000	2,393,083
JD.com, Inc. (ADR)*	142,326	2,978,883
Kweichow Moutai Co. Ltd., Class A	9,150	785,551
Minth Group Ltd.	34,000	108,510
New Oriental Education & Technology Group, Inc. (ADR)*	27,694	1,517,908
PetroChina Co. Ltd., Class H	3,008,000	1,859,718
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	349,600	707,816
Shenzhou International Group Holdings Ltd.	280,000	3,150,338
Sinopharm Group Co. Ltd., Class H	180,000	753,698
TAL Education Group (ADR)*	38,422	1,025,099
Tencent Holdings Ltd.	278,400	11,035,505
Yangzijiang Shipbuilding Holdings Ltd.	100,497	91,367

		66,618,700

Colombia (0.0%)
Millicom International Cellular SA (SDR)	2,981	189,161

Denmark (0.6%)
AP Moller - Maersk A/S, Class A	173	204,197
AP Moller - Maersk A/S, Class B	281	354,629
Carlsberg A/S, Class B	4,663	496,090
Chr Hansen Holding A/S	4,392	388,972
Coloplast A/S, Class B	5,215	484,441
Danske Bank A/S	32,230	638,602
DSV A/S	8,246	543,739
FLSmidth & Co. A/S	32,062	1,440,534
Genmab A/S*	2,760	452,300
H Lundbeck A/S	2,723	119,408
ISS A/S	6,972	194,611
Novo Nordisk A/S, Class B	79,778	3,667,212
Novozymes A/S, Class B	9,467	423,161
Orsted A/S (m)	8,428	564,157
Pandora A/S	5,118	208,181
Tryg A/S	5,020	126,363
Vestas Wind Systems A/S	8,522	647,068
William Demant Holding A/S*	4,068	115,320

		11,068,985

Egypt (0.1%)
Commercial International Bank Egypt SAE	446,529	1,846,950

Finland (0.4%)
Elisa OYJ	6,040	250,121
Fortum OYJ	20,122	441,318
Kone OYJ, Class B	14,574	694,266
Metso OYJ	4,959	130,796
Neste OYJ	5,572	430,217
Nokia OYJ	245,714	1,419,714
Nokian Renkaat OYJ	5,425	167,174
Nordea Bank Abp	132,116	1,114,275
Orion OYJ, Class B	4,169	144,824
Sampo OYJ, Class A	19,752	868,321
Stora Enso OYJ, Class R	23,119	267,678
UPM-Kymmene OYJ	23,842	606,240
Wartsila OYJ Abp	19,908	315,939

		6,850,883

France (4.6%)
Accor SA	8,383	355,505
Aeroports de Paris	1,258	237,860
Air Liquide SA	18,805	2,328,161
Airbus SE	118,681	11,350,764
Alstom SA*	6,536	263,255
Amundi SA (m)	2,850	149,837
Arkema SA	3,128	266,933
Atos SE	4,145	337,253
AXA SA‡	83,927	1,808,259
BioMerieux	1,953	128,737
BNP Paribas SA	49,389	2,224,392
Bollore SA	36,559	146,055
Bouygues SA	9,879	353,257
Bureau Veritas SA	12,258	248,968
Capgemini SE	7,145	705,390
Carrefour SA	25,315	431,475
Casino Guichard Perrachon SA	2,494	103,533
Cie de Saint-Gobain	21,851	727,318
Cie Generale des Etablissements Michelin SCA	7,599	751,307
CNP Assurances	7,430	157,163
Covivio (REIT)	1,632	157,119
Credit Agricole SA	49,229	529,512
Danone SA	27,051	1,906,540
Dassault Aviation SA	116	160,626
Dassault Systemes SE	5,644	666,370
Edenred	10,488	384,461
Eiffage SA	3,562	297,999
Electricite de France SA	26,215	413,058

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Engie SA	80,197	$1,146,187
EssilorLuxottica SA	12,509	1,573,349
Eurazeo SE	2,184	154,186
Eutelsat Communications SA	7,247	143,316
Faurecia SA	3,201	120,140
Gecina SA (REIT) (x)	1,919	247,727
Getlink SE	19,806	265,797
Hermes International	1,415	782,561
Icade (REIT)	1,583	120,340
Iliad SA	1,231	172,042
Imerys SA	1,613	77,172
Ingenico Group SA	2,612	147,732
Ipsen SA	1,556	200,683
JCDecaux SA	3,295	92,214
Kering SA	16,087	7,528,951
Klepierre SA (REIT)	8,725	268,626
Legrand SA	11,881	668,705
L’Oreal SA	11,066	2,540,223
LVMH Moet Hennessy Louis Vuitton SE	43,045	12,648,594
Natixis SA	40,344	190,357
Orange SA	87,161	1,410,472
Pernod Ricard SA	9,281	1,523,917
Peugeot SA	26,478	562,850
Publicis Groupe SA	9,040	517,374
Remy Cointreau SA	1,009	114,085
Renault SA	8,399	522,858
Rexel SA	12,197	130,052
Safran SA	14,631	1,757,770
Sanofi	49,458	4,274,114
Sartorius Stedim Biotech	1,214	121,133
Schneider Electric SE	24,334	1,656,100
SCOR SE	7,131	321,164
SEB SA	971	124,962
Societe BIC SA	1,232	125,510
Societe Generale SA	109,568	3,478,669
Sodexo SA	3,934	402,346
Suez (x)	16,031	211,295
Teleperformance	2,498	399,871
Thales SA	4,612	536,498
TOTAL SA	105,287	5,562,105
Ubisoft Entertainment SA*	3,440	275,974
Unibail-Rodamco-Westfield (REIT)	6,161	951,682
Valeo SA	10,731	311,165
Veolia Environnement SA	23,845	489,108
Vinci SA	22,254	1,828,786
Vivendi SA	46,338	1,125,889
Wendel SA	1,252	150,174

		85,565,932

Germany (3.9%)
1&1 Drillisch AG	2,500	127,173
adidas AG	21,439	4,480,129
Allianz SE (Registered)	44,243	8,878,086
Aroundtown SA	33,949	281,754
Axel Springer SE	2,442	138,075
BASF SE	40,329	2,790,791
Bayer AG (Registered)	72,615	5,035,209
Bayerische Motoren Werke AG	14,408	1,166,862
Bayerische Motoren Werke AG (Preference) (q)	62,119	4,421,005
Beiersdorf AG	4,346	453,560
Brenntag AG	6,908	298,144
Commerzbank AG	42,974	284,647
Continental AG	4,735	654,748
Covestro AG (m)	8,571	424,027
Daimler AG (Registered)	39,928	2,099,281
Delivery Hero SE (m)*	4,051	150,447
Deutsche Bank AG (Registered)	87,540	698,584
Deutsche Boerse AG	8,378	1,007,516
Deutsche Lufthansa AG (Registered)	9,878	222,771
Deutsche Post AG (Registered)	43,079	1,179,887
Deutsche Telekom AG (Registered)	146,347	2,485,946
Deutsche Wohnen SE	15,627	716,289
E.ON SE	96,780	956,817
Evonik Industries AG	7,679	191,793
Fraport AG Frankfurt Airport Services Worldwide	1,956	139,811
Fresenius Medical Care AG & Co. KGaA	9,458	614,355
Fresenius SE & Co. KGaA	18,542	896,277
FUCHS PETROLUB SE (Preference) (q)	2,900	119,546
GEA Group AG	6,937	178,886
Hannover Rueck SE	2,616	352,635
HeidelbergCement AG	6,625	405,172
Henkel AG & Co. KGaA	4,506	443,138
Henkel AG & Co. KGaA (Preference) (q)	7,688	839,525
HOCHTIEF AG	876	118,068
HUGO BOSS AG	2,629	162,141
Infineon Technologies AG	50,634	1,007,551
Innogy SE*	6,099	259,437
KION Group AG	3,009	152,720
LANXESS AG	3,805	175,257
Merck KGaA	5,639	581,825
METRO AG	8,456	130,016
MTU Aero Engines AG	2,358	428,287
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	6,530	1,425,051
OSRAM Licht AG	4,536	196,936
Porsche Automobil Holding SE (Preference) (q)	6,630	392,505
ProSiebenSat.1 Media SE	10,422	185,364
Puma SE	1,502	735,700
RWE AG	22,073	479,858
SAP SE	107,762	10,734,141
Sartorius AG (Preference) (q)	1,566	195,557
Siemens AG (Registered)	60,790	6,779,865
Siemens Healthineers AG (m)*	6,619	277,135
Symrise AG	5,603	414,056
Telefonica Deutschland Holding AG	31,953	125,025
thyssenkrupp AG	18,937	325,025
TUI AG	19,683	282,480
Uniper SE	8,394	217,323
United Internet AG (Registered)	5,197	227,344

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Volkswagen AG	1,514	$241,227
Volkswagen AG (Preference) (q)	8,101	1,289,141
Vonovia SE	21,633	981,834
Wirecard AG	5,230	796,174
Zalando SE (m)*	4,675	120,142

		72,570,071

Hong Kong (1.0%)
AIA Group Ltd.	530,200	4,361,562
ASM Pacific Technology Ltd.	14,200	136,071
Bank of East Asia Ltd. (The)	60,000	189,905
CK Asset Holdings Ltd.	111,764	812,721
CK Hutchison Holdings Ltd.	120,264	1,149,278
CK Infrastructure Holdings Ltd.	28,000	211,353
CLP Holdings Ltd.	71,500	806,003
Dairy Farm International Holdings Ltd.	14,900	134,568
Hang Lung Group Ltd.	44,000	111,787
Hang Lung Properties Ltd.	86,000	163,922
Hang Seng Bank Ltd.	33,400	746,005
Henderson Land Development Co. Ltd.	56,795	281,555
HK Electric Investments & HK Electric Investments Ltd. (m)	100,000	100,768
HKT Trust & HKT Ltd.	158,260	227,862
Hong Kong & China Gas Co. Ltd.	411,576	849,421
Hong Kong Exchanges & Clearing Ltd.	52,428	1,504,523
Hongkong Land Holdings Ltd.	52,600	323,490
Hysan Development Co. Ltd.	28,000	132,763
Jardine Matheson Holdings Ltd.	10,000	704,800
Jardine Strategic Holdings Ltd.	10,400	379,496
Kerry Properties Ltd.	30,500	103,623
Link REIT (REIT)	92,500	931,531
Melco Resorts & Entertainment Ltd. (ADR)	10,839	190,983
MTR Corp. Ltd.	66,000	347,354
New World Development Co. Ltd.	271,381	356,500
NWS Holdings Ltd.	62,272	127,796
PCCW Ltd.	209,000	120,237
Power Assets Holdings Ltd.	60,000	416,555
Shangri-La Asia Ltd.	52,166	76,861
Sino Biopharmaceutical Ltd.	738,000	480,499
Sino Land Co. Ltd.	145,001	246,768
Sun Hung Kai Properties Ltd.	68,500	971,261
Swire Pacific Ltd., Class A	23,000	241,622
Swire Properties Ltd.	50,000	174,720
Techtronic Industries Co. Ltd.	64,000	337,341
WH Group Ltd. (m)	367,000	279,847
Wharf Holdings Ltd. (The)	51,100	132,567
Wharf Real Estate Investment Co. Ltd.	50,100	297,808
Wheelock & Co. Ltd.	34,000	193,099
Yue Yuen Industrial Holdings Ltd.	35,000	111,688

		19,466,513

Hungary (0.3%)
OTP Bank Nyrt.	107,225	4,324,704
Richter Gedeon Nyrt.	42,760	828,247

		5,152,951

India (2.2%)
Ashok Leyland Ltd.	2,047,986	2,997,697
DLF Ltd.	2,228,906	5,642,752
Eicher Motors Ltd.	6,546	2,163,015
Housing Development Finance Corp. Ltd.	94,578	2,667,284
ICICI Bank Ltd.	383,265	1,980,485
ICICI Bank Ltd. (ADR)	541,936	5,576,521
IndusInd Bank Ltd.	120,765	2,771,216
L&T Finance Holdings Ltd.	522,867	1,137,318
Marico Ltd.	694,002	3,705,746
Maruti Suzuki India Ltd.	32,425	3,457,945
Shree Cement Ltd.	13,411	3,311,206
Tata Consultancy Services Ltd.	84,770	2,299,979
Zee Entertainment Enterprises Ltd.	355,780	2,420,955

		40,132,119

Indonesia (0.7%)
Astra International Tbk. PT	5,227,400	3,009,167
Bank Central Asia Tbk. PT	1,181,900	2,136,589
Bank Mandiri Persero Tbk. PT	4,166,300	2,135,865
Bank Rakyat Indonesia Persero Tbk. PT	4,644,200	1,185,481
Telekomunikasi Indonesia Persero Tbk. PT	9,504,800	2,481,142
Unilever Indonesia Tbk. PT	769,000	2,432,464

		13,380,708

Ireland (0.2%)
AerCap Holdings NV*	5,213	206,435
AIB Group plc	38,394	161,395
Bank of Ireland Group plc	43,260	240,093
CRH plc	36,400	959,521
James Hardie Industries plc (CHDI)	18,549	197,532
Kerry Group plc, Class A	6,951	686,661
Kingspan Group plc	6,725	288,035
Paddy Power Betfair plc	3,655	299,440
Ryanair Holdings plc (ADR)*	1,217	86,821
Smurfit Kappa Group plc	9,923	263,519

		3,389,452

Israel (0.2%)
Azrieli Group Ltd.	2,274	108,574
Bank Hapoalim BM	49,225	312,169
Bank Leumi Le-Israel BM	63,588	384,992
Bezeq The Israeli Telecommunication Corp. Ltd.	95,684	93,581
Check Point Software Technologies Ltd.*	5,345	548,664
Elbit Systems Ltd.	1,188	136,518
Israel Chemicals Ltd.	31,367	178,355
Mizrahi Tefahot Bank Ltd. (x)	5,038	85,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Nice Ltd.*	2,668	$288,926
Teva Pharmaceutical Industries Ltd. (ADR)	43,098	664,571
Wix.com Ltd.*	1,911	172,640

		2,974,258

Italy (0.6%)
Assicurazioni Generali SpA	51,589	863,262
Atlantia SpA	22,075	457,130
Brunello Cucinelli SpA	21,532	740,025
Davide Campari-Milano SpA	27,384	231,772
Enel SpA	357,006	2,059,593
Eni SpA	111,546	1,756,643
Ferrari NV	5,303	527,511
Intesa Sanpaolo SpA	650,057	1,440,706
Leonardo SpA	17,395	153,114
Mediobanca Banca di Credito Finanziario SpA	29,149	246,478
Moncler SpA	7,880	263,316
Pirelli & C SpA (m)*	17,617	113,292
Poste Italiane SpA (m)(x)	22,324	179,167
Prysmian SpA	10,192	197,622
Recordati SpA	4,306	149,463
Snam SpA	96,530	422,532
Telecom Italia SpA*	768,639	404,739
Terna Rete Elettrica Nazionale SpA	59,829	339,627
UniCredit SpA	87,562	993,297

		11,539,289

Japan (9.1%)
ABC-Mart, Inc.	1,200	66,462
Acom Co. Ltd.	18,300	60,215
Aeon Co. Ltd.	26,400	519,560
AEON Financial Service Co. Ltd.	5,400	97,004
Aeon Mall Co. Ltd.	3,980	63,673
AGC, Inc.	8,100	251,337
Air Water, Inc.	6,300	94,652
Aisin Seiki Co. Ltd.	7,100	244,991
Ajinomoto Co., Inc.	20,100	356,585
Alfresa Holdings Corp.	8,900	230,254
Alps Alpine Co. Ltd.	7,900	152,577
Amada Holdings Co. Ltd.	15,000	133,785
ANA Holdings, Inc.	5,300	191,053
Aozora Bank Ltd.	5,300	157,165
Asahi Group Holdings Ltd.	16,000	624,951
Asahi Intecc Co. Ltd.	4,300	183,029
Asahi Kasei Corp.	55,300	564,232
Asics Corp.	8,300	105,202
Astellas Pharma, Inc.	81,800	1,040,997
Bandai Namco Holdings, Inc.	8,600	383,706
Bank of Kyoto Ltd. (The)	2,600	106,631
Benesse Holdings, Inc.	2,700	68,655
Bridgestone Corp.	26,800	1,028,540
Brother Industries Ltd.	9,900	145,315
Calbee, Inc.	3,500	109,379
Canon, Inc. (x)	43,500	1,198,617
Capcom Co. Ltd.	79,500	1,584,765
Casio Computer Co. Ltd.	9,400	112,605
Central Japan Railway Co.	6,300	1,338,674
Chiba Bank Ltd. (The)	26,700	148,053
Chubu Electric Power Co., Inc.	26,300	373,987
Chugai Pharmaceutical Co. Ltd.	9,600	554,566
Chugoku Electric Power Co., Inc. (The)	11,400	147,809
Coca-Cola Bottlers Japan, Inc.	5,400	161,204
Concordia Financial Group Ltd.	48,200	183,786
Credit Saison Co. Ltd.	7,800	90,958
CyberAgent, Inc.	4,500	175,717
Dai Nippon Printing Co. Ltd.	11,400	237,201
Daicel Corp.	10,300	105,846
Daifuku Co. Ltd.	4,700	211,866
Dai-ichi Life Holdings, Inc.	155,200	2,404,869
Daiichi Sankyo Co. Ltd.	25,300	813,322
Daikin Industries Ltd.	10,800	1,136,496
Daito Trust Construction Co. Ltd.	3,200	437,070
Daiwa House Industry Co. Ltd.	25,200	800,341
Daiwa House REIT Investment Corp. (REIT)	70	156,694
Daiwa Securities Group, Inc.	73,400	374,259
DeNA Co. Ltd.	5,300	88,197
Denso Corp.	19,200	852,097
Dentsu, Inc.	9,386	417,253
Disco Corp.	1,200	138,498
Don Quijote Holdings Co. Ltd.	5,100	316,384
East Japan Railway Co.	13,337	1,185,440
Eisai Co. Ltd.	11,100	864,294
Electric Power Development Co. Ltd.	6,700	158,695
FamilyMart UNY Holdings Co. Ltd.	2,700	341,107
FANUC Corp.	25,218	3,791,216
Fast Retailing Co. Ltd.	2,500	1,278,842
Fuji Electric Co. Ltd.	4,600	134,134
FUJIFILM Holdings Corp.	17,000	656,008
Fujitsu Ltd.	8,500	532,872
Fukuoka Financial Group, Inc.	6,000	120,992
Hakuhodo DY Holdings, Inc.	11,400	161,765
Hamamatsu Photonics KK	5,800	196,244
Hankyu Hanshin Holdings, Inc.	10,300	344,948
Hikari Tsushin, Inc.	1,000	157,309
Hino Motors Ltd.	12,300	115,505
Hirose Electric Co. Ltd.	1,449	143,406
Hisamitsu Pharmaceutical Co., Inc.	2,700	147,343
Hitachi Chemical Co. Ltd.	5,400	80,650
Hitachi Construction Machinery Co. Ltd.	4,900	113,495
Hitachi High-Technologies Corp.	2,700	84,220
Hitachi Ltd.	42,440	1,128,132
Hitachi Metals Ltd.	10,000	103,846
Honda Motor Co. Ltd.	71,500	1,868,377
Hoshizaki Corp.	2,200	134,766
Hoya Corp.	17,000	1,039,079
Hulic Co. Ltd.	12,300	110,067
Idemitsu Kosan Co. Ltd.	6,000	197,755
IHI Corp.	6,299	172,901
Iida Group Holdings Co. Ltd.	7,400	129,293
Inpex Corp.	45,800	408,728
Isetan Mitsukoshi Holdings Ltd.	15,700	173,325
Isuzu Motors Ltd.	23,300	325,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
ITOCHU Corp.	61,400	$1,035,569
J Front Retailing Co. Ltd.	11,100	128,301
Japan Airlines Co. Ltd.	4,688	166,045
Japan Airport Terminal Co. Ltd.	2,200	75,975
Japan Exchange Group, Inc.	22,300	358,133
Japan Post Bank Co. Ltd.	17,900	196,530
Japan Post Holdings Co. Ltd.	68,200	784,125
Japan Prime Realty Investment Corp. (REIT)	32	121,517
Japan Real Estate Investment Corp. (REIT)	60	336,942
Japan Retail Fund Investment Corp. (REIT)	110	220,253
Japan Tobacco, Inc.	49,000	1,162,521
JFE Holdings, Inc.	22,500	357,993
JGC Corp. (x)	9,200	128,426
JSR Corp.	7,700	115,062
JTEKT Corp.	10,200	112,877
JXTG Holdings, Inc.	145,033	760,171
Kajima Corp.	19,000	254,692
Kakaku.com, Inc.	5,800	102,004
Kamigumi Co. Ltd.	5,000	102,024
Kaneka Corp.	2,400	85,766
Kansai Electric Power Co., Inc. (The)	30,600	459,485
Kansai Paint Co. Ltd.	7,300	140,103
Kao Corp.	21,700	1,599,852
Kawasaki Heavy Industries Ltd.	6,200	131,844
KDDI Corp.	77,700	1,851,597
Keihan Holdings Co. Ltd.	4,000	162,711
Keikyu Corp.	9,499	156,493
Keio Corp.	4,400	257,518
Keisei Electric Railway Co. Ltd.	5,399	168,075
Keyence Corp.	13,336	6,721,085
Kikkoman Corp.	6,500	348,825
Kintetsu Group Holdings Co. Ltd.	7,400	320,229
Kirin Holdings Co. Ltd.	36,200	761,462
Kobayashi Pharmaceutical Co. Ltd.	2,200	150,669
Kobe Steel Ltd.	12,100	83,803
Koito Manufacturing Co. Ltd.	4,700	239,759
Komatsu Ltd.	41,100	875,500
Konami Holdings Corp.	4,300	189,345
Konica Minolta, Inc.	19,700	176,816
Kose Corp.	1,400	222,032
Kubota Corp.	43,500	612,516
Kuraray Co. Ltd.	13,300	186,590
Kurita Water Industries Ltd.	3,900	93,690
Kyocera Corp.	14,000	696,207
Kyowa Hakko Kirin Co. Ltd.	12,100	227,371
Kyushu Electric Power Co., Inc. (x)	17,700	210,466
Kyushu Railway Co.	6,800	229,086
Lawson, Inc.	2,000	126,992
LINE Corp. (x)*	3,200	109,390
Lion Corp.	10,000	206,267
LIXIL Group Corp.	12,600	157,310
M3, Inc.	18,600	252,043
Makita Corp.	9,900	350,575
Marubeni Corp.	68,900	479,464
Marui Group Co. Ltd.	8,800	170,174
Maruichi Steel Tube Ltd.	2,300	72,387
Mazda Motor Corp.	25,560	262,924
McDonald’s Holdings Co. Japan Ltd. (x)	2,710	115,459
Mebuki Financial Group, Inc.	36,300	95,824
Medipal Holdings Corp.	7,800	168,727
Meiji Holdings Co. Ltd.	5,444	443,607
Minebea Mitsumi, Inc.	141,000	2,024,761
MISUMI Group, Inc.	12,400	258,786
Mitsubishi Chemical Holdings Corp.	56,400	424,306
Mitsubishi Corp.	59,100	1,613,011
Mitsubishi Electric Corp.	80,400	881,418
Mitsubishi Estate Co. Ltd.	52,100	816,457
Mitsubishi Gas Chemical Co., Inc.	7,300	109,058
Mitsubishi Heavy Industries Ltd.	13,100	470,550
Mitsubishi Materials Corp. (x)	4,200	110,112
Mitsubishi Motors Corp.	27,800	153,484
Mitsubishi Tanabe Pharma Corp.	10,200	146,544
Mitsubishi UFJ Financial Group, Inc.	516,100	2,544,961
Mitsubishi UFJ Lease & Finance Co. Ltd.	17,400	83,374
Mitsui & Co. Ltd.	73,700	1,142,215
Mitsui Chemicals, Inc.	8,100	181,735
Mitsui Fudosan Co. Ltd.	39,100	866,354
Mitsui OSK Lines Ltd.	4,999	108,615
Mizuho Financial Group, Inc.	1,057,544	1,648,256
MonotaRO Co. Ltd.	5,500	134,125
MS&AD Insurance Group Holdings, Inc.	21,107	599,129
Murata Manufacturing Co. Ltd.	48,203	6,641,772
Nabtesco Corp.	4,800	103,277
Nagoya Railroad Co. Ltd.	8,200	217,482
NEC Corp.	11,200	335,303
Nexon Co. Ltd.	20,200	258,047
NGK Insulators Ltd.	12,300	165,810
NGK Spark Plug Co. Ltd.	7,500	147,949
NH Foods Ltd.	4,000	150,367
Nidec Corp.	63,056	7,226,516
Nikon Corp.	14,500	214,869
Nintendo Co. Ltd.	13,000	3,434,740
Nippon Building Fund, Inc. (REIT)	57	358,973
Nippon Electric Glass Co. Ltd.	4,200	102,122
Nippon Express Co. Ltd.	3,200	177,774
Nippon Paint Holdings Co. Ltd.	6,800	230,572
Nippon Prologis REIT, Inc. (REIT)	74	156,214
Nippon Steel & Sumitomo Metal Corp.	33,291	569,270
Nippon Telegraph & Telephone Corp.	30,118	1,226,286
Nippon Yusen KK	7,400	114,661
Nissan Chemical Corp.	5,300	275,896
Nissan Motor Co. Ltd.	103,400	833,386
Nisshin Seifun Group, Inc.	8,180	168,870
Nissin Foods Holdings Co. Ltd.	2,700	169,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Nitori Holdings Co. Ltd.	3,600	$447,178
Nitto Denko Corp.	7,000	349,497
Nomura Holdings, Inc.	152,400	581,068
Nomura Real Estate Holdings, Inc.	5,800	105,822
Nomura Real Estate Master Fund, Inc. (REIT)	185	243,461
Nomura Research Institute Ltd.	5,018	184,461
NSK Ltd.	17,000	145,736
NTT Data Corp.	27,300	298,266
NTT DOCOMO, Inc.	57,700	1,295,653
Obayashi Corp.	27,600	247,828
Obic Co. Ltd.	2,800	214,286
Odakyu Electric Railway Co. Ltd.	13,300	291,478
Oji Holdings Corp.	37,000	189,378
Olympus Corp.	13,000	397,516
Omron Corp.	71,200	2,566,269
Ono Pharmaceutical Co. Ltd.	16,800	340,000
Oracle Corp. Japan	1,800	113,887
Oriental Land Co. Ltd.	8,800	893,472
ORIX Corp.	58,400	848,530
Osaka Gas Co. Ltd.	15,900	290,533
Otsuka Corp.	4,800	131,412
Otsuka Holdings Co. Ltd.	17,000	693,739
Panasonic Corp.	98,400	882,912
Park24 Co. Ltd.	5,500	121,574
Persol Holdings Co. Ltd.	8,400	123,363
Pigeon Corp.	5,100	220,216
Pola Orbis Holdings, Inc.	4,000	107,157
Rakuten, Inc.	40,000	265,970
Recruit Holdings Co. Ltd.	47,900	1,146,762
Renesas Electronics Corp.*	320,400	1,469,568
Resona Holdings, Inc.	92,105	440,586
Ricoh Co. Ltd.	30,200	295,363
Rinnai Corp.	1,400	91,681
Rohm Co. Ltd.	4,200	265,346
Ryohin Keikaku Co. Ltd.	1,000	243,370
Sankyo Co. Ltd.	1,700	64,374
Santen Pharmaceutical Co. Ltd.	16,800	240,424
SBI Holdings, Inc.	10,460	204,175
Secom Co. Ltd.	9,300	767,839
Sega Sammy Holdings, Inc.	8,700	122,684
Seibu Holdings, Inc.	10,100	175,196
Seiko Epson Corp.	12,500	175,393
Sekisui Chemical Co. Ltd.	15,600	230,822
Sekisui House Ltd.	27,700	406,132
Seven & i Holdings Co. Ltd.	32,900	1,432,544
Seven Bank Ltd.	23,200	66,169
SG Holdings Co. Ltd.	4,300	112,774
Sharp Corp.	8,199	83,317
Shimadzu Corp.	9,600	187,853
Shimamura Co. Ltd.	800	61,489
Shimano, Inc.	3,100	440,709
Shimizu Corp.	26,000	213,675
Shin-Etsu Chemical Co. Ltd.	15,800	1,217,245
Shinsei Bank Ltd.	7,200	85,219
Shionogi & Co. Ltd.	12,300	697,455
Shiseido Co. Ltd.	16,900	1,050,082
Shizuoka Bank Ltd. (The)	17,300	134,655
Showa Denko KK (x)	5,900	173,059
Showa Shell Sekiyu KK	7,900	110,631
SMC Corp.	2,500	746,751
SoftBank Group Corp.	36,200	2,386,114
Sohgo Security Services Co. Ltd.	2,800	131,826
Sompo Holdings, Inc.	14,681	495,552
Sony Corp.	55,700	2,682,339
Sony Financial Holdings, Inc.	7,100	131,786
Stanley Electric Co. Ltd.	5,800	161,749
Subaru Corp.	27,200	580,658
SUMCO Corp.	11,100	125,162
Sumitomo Chemical Co. Ltd.	66,000	322,763
Sumitomo Corp.	49,600	699,708
Sumitomo Dainippon Pharma Co. Ltd.	7,600	244,770
Sumitomo Electric Industries Ltd.	32,400	427,719
Sumitomo Heavy Industries Ltd.	4,800	141,507
Sumitomo Metal Mining Co. Ltd.	10,200	271,289
Sumitomo Mitsui Financial Group, Inc.	58,407	1,926,078
Sumitomo Mitsui Trust Holdings, Inc.	14,302	520,577
Sumitomo Realty & Development Co. Ltd.	16,000	584,379
Sumitomo Rubber Industries Ltd.	6,800	80,928
Sundrug Co. Ltd.	3,400	101,135
Suntory Beverage & Food Ltd.	6,400	288,868
Suzuken Co. Ltd.	3,410	175,015
Suzuki Motor Corp.	75,200	3,805,158
Sysmex Corp.	7,500	361,853
T&D Holdings, Inc.	24,800	286,103
Taiheiyo Cement Corp.	5,500	169,277
Taisei Corp.	9,200	391,140
Taisho Pharmaceutical Holdings Co. Ltd.	1,600	159,073
Taiyo Nippon Sanso Corp.	4,800	79,031
Takashimaya Co. Ltd.	7,000	88,950
Takeda Pharmaceutical Co. Ltd. (x)	31,400	1,065,425
TDK Corp.	55,300	3,934,895
Teijin Ltd.	8,300	132,135
Terumo Corp.	13,400	752,804
THK Co. Ltd.	4,900	91,056
Tobu Railway Co. Ltd.	9,000	241,405
Toho Co. Ltd.	4,900	177,079
Toho Gas Co. Ltd.	3,000	126,414
Tohoku Electric Power Co., Inc.	18,100	237,907
Tokio Marine Holdings, Inc.	29,400	1,397,545
Tokyo Century Corp.	1,900	82,666
Tokyo Electric Power Co. Holdings, Inc.*	65,700	388,533
Tokyo Electron Ltd.	6,900	791,633
Tokyo Gas Co. Ltd.	16,400	414,749
Tokyu Corp.	21,400	347,798
Tokyu Fudosan Holdings Corp.	23,000	114,174
Toppan Printing Co. Ltd.	10,500	153,665
Toray Industries, Inc.	60,200	420,609
Toshiba Corp.	28,000	794,840
Tosoh Corp.	10,500	135,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
TOTO Ltd.	6,200	$213,123
Toyo Seikan Group Holdings Ltd.	6,300	143,713
Toyo Suisan Kaisha Ltd.	4,100	143,082
Toyoda Gosei Co. Ltd.	3,600	71,774
Toyota Industries Corp.	6,500	299,101
Toyota Motor Corp.	100,274	5,823,992
Toyota Tsusho Corp.	9,500	279,403
Trend Micro, Inc.	5,300	286,841
Tsuruha Holdings, Inc.	1,700	145,824
Unicharm Corp.	18,200	587,989
United Urban Investment Corp. (REIT)	119	184,522
USS Co. Ltd.	9,000	150,208
West Japan Railway Co.	7,000	494,373
Yahoo Japan Corp.	126,900	318,799
Yakult Honsha Co. Ltd.	4,900	343,551
Yamada Denki Co. Ltd.	28,600	137,028
Yamaguchi Financial Group, Inc.	9,900	94,626
Yamaha Corp.	6,100	258,984
Yamaha Motor Co. Ltd. (x)	12,100	235,495
Yamato Holdings Co. Ltd.	13,600	370,617
Yamazaki Baking Co. Ltd.	6,000	125,689
Yaskawa Electric Corp.	10,800	261,542
Yokogawa Electric Corp.	10,800	185,249
Yokohama Rubber Co. Ltd. (The)	5,000	93,268
ZOZO, Inc.	8,700	157,035

		169,198,726

Luxembourg (0.1%)
ArcelorMittal	29,696	612,721
Eurofins Scientific SE (x)	495	183,823
RTL Group SA	1,651	88,370
SES SA (FDR)	16,644	318,797
Tenaris SA	20,199	216,518

		1,420,229

Macau (0.1%)
Galaxy Entertainment Group Ltd.	104,000	652,778
MGM China Holdings Ltd. (x)	40,000	67,330
Sands China Ltd.	103,187	446,854
SJM Holdings Ltd.	76,000	70,068
Wynn Macau Ltd.	72,800	156,654

		1,393,684

Malaysia (0.4%)
Genting Malaysia Bhd.	337,200	246,582
Malayan Banking Bhd.	963,214	2,210,603
Malaysia Airports Holdings Bhd.	943,500	1,914,961
Public Bank Bhd.	283,500	1,695,862
Sime Darby Plantation Bhd.	1,607,100	1,840,512

		7,908,520

Malta (0.0%)
BGP Holdings plc (r)*	796,081	—

Mexico (0.8%)
Alsea SAB de CV	696,490	1,812,839
Fomento Economico Mexicano SAB de CV (ADR)	53,941	4,641,623
Fresnillo plc	10,590	115,744
Grupo Financiero Banorte SAB de CV, Class O	613,780	2,991,482
Infraestructura Energetica Nova SAB de CV	296,885	1,106,912
Wal-Mart de Mexico SAB de CV	1,596,475	4,059,478

		14,728,078

Netherlands (1.4%)
ABN AMRO Group NV (CVA) (m)	18,455	432,278
Aegon NV	79,724	370,616
Akzo Nobel NV	11,263	905,349
ASML Holding NV	17,998	2,808,173
EXOR NV	5,053	273,051
Heineken Holding NV	4,990	419,977
Heineken NV	11,549	1,017,898
ING Groep NV	170,871	1,831,195
Koninklijke Ahold Delhaize NV	54,431	1,373,163
Koninklijke DSM NV	7,965	648,083
Koninklijke KPN NV	145,138	424,198
Koninklijke Philips NV	41,922	1,477,460
Koninklijke Vopak NV	2,793	126,524
NN Group NV	13,469	535,052
NXP Semiconductors NV	14,973	1,097,221
Randstad NV	5,557	254,158
Royal Dutch Shell plc, Class A	201,772	5,922,112
Royal Dutch Shell plc, Class B	164,457	4,893,709
uniQure NV (x)*	21,170	610,119
Wolters Kluwer NV	12,935	763,855

		26,184,191

New Zealand (0.1%)
a2 Milk Co. Ltd.*	32,218	238,255
Auckland International Airport Ltd.	44,040	211,394
Fisher & Paykel Healthcare Corp. Ltd.	23,904	207,267
Fletcher Building Ltd.	39,517	129,384
Meridian Energy Ltd.	60,540	137,798
Ryman Healthcare Ltd.	15,863	113,990
Spark New Zealand Ltd.	84,323	234,198

		1,272,286

Norway (0.2%)
Aker BP ASA	4,758	120,490
DNB ASA	41,841	671,127
Equinor ASA	51,218	1,092,285
Gjensidige Forsikring ASA	9,152	142,542
Marine Harvest ASA	18,967	399,275
Norsk Hydro ASA	59,573	269,634
Orkla ASA	34,419	270,653
Schibsted ASA, Class B	3,916	118,802
Telenor ASA	33,609	648,784
Yara International ASA	7,813	299,892

		4,033,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Peru (0.4%)
Cia de Minas Buenaventura SAA (ADR)	219,416	$3,558,928
Credicorp Ltd.	13,357	2,960,846

		6,519,774

Philippines (0.2%)
Ayala Corp.	66,035	1,130,098
Ayala Land, Inc.	956,600	740,279
SM Investments Corp.	131,987	2,302,526

		4,172,903

Poland (0.5%)
CCC SA	31,886	1,655,185
LPP SA	1,124	2,356,495
Powszechna Kasa Oszczednosci Bank Polski SA	214,445	2,259,930
Santander Bank Polska SA	30,941	2,978,022

		9,249,632

Portugal (0.2%)
EDP - Energias de Portugal SA	118,211	412,372
Galp Energia SGPS SA	21,329	337,750
Jeronimo Martins SGPS SA	241,972	2,864,795

		3,614,917

Russia (0.7%)
MMC Norilsk Nickel PJSC (ADR)	165,523	3,118,453
Sberbank of Russia PJSC (ADR)	325,211	3,564,313
X5 Retail Group NV (GDR) (m)	120,516	2,986,476
Yandex NV, Class A*	102,140	2,793,529

		12,462,771

Singapore (0.4%)
Ascendas REIT (REIT)	111,486	209,622
CapitaLand Commercial Trust (REIT)	121,613	155,825
CapitaLand Ltd.	117,700	267,688
CapitaLand Mall Trust (REIT)	105,400	174,389
City Developments Ltd.	15,800	93,764
ComfortDelGro Corp. Ltd.	88,200	138,508
DBS Group Holdings Ltd.	79,300	1,370,105
Genting Singapore Ltd.	279,857	200,338
Golden Agri-Resources Ltd.	370,225	66,364
Jardine Cycle & Carriage Ltd.	4,533	117,016
Keppel Corp. Ltd.	66,900	290,659
Oversea-Chinese Banking Corp. Ltd.	140,078	1,150,556
SATS Ltd.	33,000	113,088
Sembcorp Industries Ltd.	40,400	75,445
Singapore Airlines Ltd.	21,500	148,028
Singapore Exchange Ltd.	36,200	189,157
Singapore Press Holdings Ltd.	63,400	108,937
Singapore Technologies Engineering Ltd.	63,200	161,176
Singapore Telecommunications Ltd.	363,800	780,345
Suntec REIT (REIT)	96,600	125,865
United Overseas Bank Ltd.	59,067	1,058,705
UOL Group Ltd.	20,143	91,141
Venture Corp. Ltd.	12,000	121,610
Wilmar International Ltd.	77,800	178,244

		7,386,575

South Africa (1.0%)
Anglo American plc	46,396	1,025,632
AVI Ltd.	326,227	2,304,956
Bidvest Group Ltd. (The)	236,867	3,409,729
Capitec Bank Holdings Ltd.	37,809	2,924,093
Clicks Group Ltd.	191,761	2,543,493
Investec plc	31,322	174,760
Nedbank Group Ltd.	15,275	290,636
Reunert Ltd.	424,889	2,082,898
Sanlam Ltd.	599,646	3,325,430

		18,081,627

South Korea (1.0%)
BGF retail Co. Ltd.*	3,491	638,253
E-MART, Inc.*	4,387	715,498
GS Retail Co. Ltd.*	17,538	636,404
KB Financial Group, Inc.	17,966	749,936
LG Household & Health Care Ltd.*	1,719	1,697,225
NAVER Corp.*	17,965	1,957,426
Samsung Electronics Co. Ltd.	248,611	8,602,108
Samsung Electronics Co. Ltd. (Preference) (q)	25,335	722,681
Shinhan Financial Group Co. Ltd.	24,620	873,673
SK Hynix, Inc.	19,840	1,072,426
S-Oil Corp.	12,602	1,099,559

		18,765,189

Spain (1.2%)
ACS Actividades de Construccion y Servicios SA (x)	10,835	416,533
Aena SME SA (m)	2,927	453,823
Amadeus IT Group SA	19,147	1,333,189
Banco Bilbao Vizcaya Argentaria SA	504,174	2,659,525
Banco de Sabadell SA	258,163	293,737
Banco Santander SA	714,269	3,223,385
Bankia SA (x)	54,980	160,101
Bankinter SA	31,041	248,089
CaixaBank SA	158,553	570,649
Enagas SA	10,312	278,451
Endesa SA	13,519	311,148
Ferrovial SA	21,437	432,355
Grifols SA	13,533	353,486
Iberdrola SA	265,549	2,124,775
Industria de Diseno Textil SA	203,405	5,185,418
Mapfre SA	48,340	128,132
Naturgy Energy Group SA	15,817	401,274
Red Electrica Corp. SA	18,520	412,526
Repsol SA	58,978	948,093
Siemens Gamesa Renewable Energy SA*	9,441	114,392
Telefonica SA	204,754	1,728,175

		21,777,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sweden (1.0%)
Alfa Laval AB	12,685	$270,804
Assa Abloy AB, Class B	222,954	3,986,256
Atlas Copco AB, Class A*	105,425	2,518,663
Atlas Copco AB, Class B*	17,364	380,707
Boliden AB*	11,470	249,468
Electrolux AB	10,338	219,035
Epiroc AB, Class A*	29,991	284,823
Epiroc AB, Class B*	17,364	155,432
Essity AB, Class B	26,514	651,559
Hennes & Mauritz AB, Class B	38,255	543,358
Hexagon AB, Class B	11,178	515,943
Husqvarna AB, Class B	17,218	128,016
ICA Gruppen AB	3,901	139,572
Industrivarden AB, Class C	7,121	144,462
Investor AB, Class B	19,812	842,075
Kinnevik AB, Class B	9,984	241,570
L E Lundbergforetagen AB, Class B	3,842	113,563
Lundin Petroleum AB	7,676	191,910
Sandvik AB	49,216	704,205
Securitas AB, Class B	13,689	220,086
Skandinaviska Enskilda Banken AB, Class A	72,513	705,861
Skanska AB, Class B	15,862	253,263
SKF AB, Class B	17,252	262,701
Svenska Handelsbanken AB, Class A	67,159	743,967
Swedbank AB, Class A	39,205	873,958
Swedish Match AB	7,609	299,983
Tele2 AB, Class B	23,119	295,412
Telefonaktiebolaget LM Ericsson, Class B	134,871	1,188,753
Telia Co. AB	125,401	595,070
Volvo AB, Class B	67,664	889,694

		18,610,169

Switzerland (3.0%)
ABB Ltd. (Registered)	80,672	1,538,058
Adecco Group AG (Registered)	7,082	331,657
Baloise Holding AG (Registered)	2,093	288,891
Barry Callebaut AG (Registered)	107	166,392
Chocoladefabriken Lindt & Spruengli AG	49	304,388
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	298,118
Cie Financiere Richemont SA (Registered)	22,819	1,466,519
Clariant AG (Registered)	8,613	158,920
Coca-Cola HBC AG	9,268	288,381
Credit Suisse Group AG (Registered)*	350,216	3,859,430
Dufry AG (Registered) (x)	1,479	140,466
EMS-Chemie Holding AG (Registered)	373	177,611
Geberit AG (Registered) (x)	1,648	642,058
Givaudan SA (Registered)	401	930,087
Glencore plc	501,010	1,847,906
Julius Baer Group Ltd.	9,836	351,477
Kuehne + Nagel International AG (Registered)	2,315	298,432
LafargeHolcim Ltd. (Registered)*	20,993	867,478
Lonza Group AG (Registered)*	3,321	863,383
Nestle SA (Registered)	134,491	10,934,232
Novartis AG (Registered)	95,194	8,153,212
Pargesa Holding SA	1,598	115,438
Partners Group Holding AG	753	457,698
Roche Holding AG	30,848	7,627,916
Schindler Holding AG	1,808	359,199
Schindler Holding AG (Registered)	898	174,639
SGS SA (Registered)	242	545,227
Sika AG (Registered)	5,700	724,432
Sonova Holding AG (Registered)	2,496	406,976
STMicroelectronics NV	30,427	434,212
Straumann Holding AG (Registered)	472	298,544
Swatch Group AG (The)	1,355	396,399
Swatch Group AG (The) (Registered)	2,387	138,364
Swiss Life Holding AG (Registered)	1,477	570,090
Swiss Prime Site AG (Registered)	3,384	274,170
Swiss Re AG	13,381	1,229,473
Swisscom AG (Registered)	1,136	543,642
Temenos Group AG (Registered)	2,652	319,598
UBS Group AG (Registered)*	452,164	5,644,346
Vifor Pharma AG	1,990	215,990
Zurich Insurance Group AG*	6,645	1,985,457

		56,368,906

Taiwan (1.3%)
ASE Technology Holding Co. Ltd.*	644,282	1,208,143
Cathay Financial Holding Co. Ltd.	1,311,000	1,995,247
CTBC Financial Holding Co. Ltd.	2,407,000	1,572,247
Hon Hai Precision Industry Co. Ltd.*	254,880	588,294
Largan Precision Co. Ltd.	8,000	838,468
MediaTek, Inc.	195,000	1,438,070
Mega Financial Holding Co. Ltd.	1,459,000	1,226,938
Nanya Technology Corp.	206,000	363,908
President Chain Store Corp.	135,000	1,363,972
Taiwan Cement Corp.	375,000	431,172
Taiwan Semiconductor Manufacturing Co. Ltd.	1,769,133	12,842,628
Vanguard International Semiconductor Corp.	239,000	455,076

		24,324,163

Thailand (0.3%)
Bangkok Dusit Medical Services PCL, Class F	1,938,400	1,452,609
Central Pattana PCL	495,800	1,136,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CP ALL PCL	471,100	$994,721
PTT PCL	1,624,900	2,295,621

		5,879,436

United Arab Emirates (0.0%)
NMC Health plc	4,579	160,066

United Kingdom (5.2%)
3i Group plc	41,923	411,620
Admiral Group plc	8,561	222,543
Ashtead Group plc	21,537	446,212
Associated British Foods plc	15,672	407,596
AstraZeneca plc	55,622	4,159,717
Auto Trader Group plc (m)	40,665	234,697
Aviva plc	172,003	820,359
Babcock International Group plc (x)	13,036	81,307
BAE Systems plc	142,264	830,327
Barclays plc	748,577	1,435,938
Barratt Developments plc	42,205	249,122
Berkeley Group Holdings plc	5,428	240,760
BP plc	877,188	5,534,552
British American Tobacco plc	100,714	3,211,687
British Land Co. plc (The) (REIT)	42,105	286,105
BT Group plc	367,020	1,110,980
Bunzl plc	14,885	447,871
Burberry Group plc	18,608	409,397
Centrica plc	255,268	438,946
Circassia Pharmaceuticals plc*	498,911	305,548
CNH Industrial NV	45,902	412,957
Coca-Cola European Partners plc	9,436	432,641
Compass Group plc	69,540	1,459,970
ConvaTec Group plc (m)	58,514	103,355
Croda International plc	5,538	328,956
DCC plc	3,827	290,920
Diageo plc	108,076	3,841,402
Direct Line Insurance Group plc	58,497	236,931
Earthport plc (r)*	1,868,591	600,190
easyJet plc	7,079	99,378
Experian plc	39,699	964,874
Farfetch Ltd., Class A (x)*	72,020	1,275,474
Fiat Chrysler Automobiles NV*	47,365	688,628
G4S plc	69,521	173,988
GlaxoSmithKline plc	217,785	4,133,484
GVC Holdings plc	23,970	206,024
Hammerson plc (REIT)	36,085	151,115
Hargreaves Lansdown plc	12,680	298,760
HSBC Holdings plc	874,068	7,172,926
Imperial Brands plc	41,585	1,257,530
Informa plc	55,034	441,301
InterContinental Hotels Group plc	7,878	423,985
International Consolidated Airlines Group SA (London Stock Exchange)	317,900	2,494,834
International Consolidated Airlines Group SA (Turquoise Stock Exchange)	27,057	214,726
Intertek Group plc	6,924	421,533
ITV plc	154,079	244,521
J Sainsbury plc	74,891	252,535
John Wood Group plc	31,848	203,914
Johnson Matthey plc	8,486	302,772
Kingfisher plc	94,460	249,903
Land Securities Group plc (REIT)	33,716	345,626
Legal & General Group plc	261,567	767,511
Linde plc	14,723	2,297,377
Lloyds Banking Group plc	3,123,300	2,063,800
London Stock Exchange Group plc	13,954	720,097
Marks & Spencer Group plc	70,124	221,015
Meggitt plc	35,175	210,424
Melrose Industries plc	213,718	442,556
Merlin Entertainments plc (m)	28,416	115,004
Micro Focus International plc	19,110	334,004
Mondi plc	16,158	334,346
National Grid plc	149,532	1,446,059
Next plc	5,957	303,154
Pearson plc	34,993	417,168
Pentair plc	4,305	162,643
Persimmon plc	13,843	339,145
Prudential plc	351,827	6,286,117
Reckitt Benckiser Group plc	29,485	2,251,652
RELX plc (London Stock Exchange)	45,034	924,950
RELX plc (Turquoise Stock Exchange)	41,772	859,933
Rolls-Royce Holdings plc	74,579	784,835
Rolls-Royce Holdings plc (Preference) (q)(r)*	3,430,634	4,373
Royal Bank of Scotland Group plc	210,728	579,412
Royal Mail plc	40,904	142,005
RSA Insurance Group plc	44,266	288,823
Sage Group plc (The)	48,790	373,545
Schroders plc	5,408	167,721
Segro plc (REIT)	45,816	343,664
Severn Trent plc	9,983	230,643
Smith & Nephew plc	38,322	712,729
Smiths Group plc	16,787	290,646
SSE plc	45,403	624,256
St James’s Place plc	22,520	269,823
Standard Chartered plc	121,381	938,236
Standard Life Aberdeen plc	105,828	346,273
Taylor Wimpey plc	138,739	239,979
TechnipFMC plc (Aquis Stock Exchange)	91,918	1,853,013
TechnipFMC plc (Turquoise Stock Exchange)	11,273	220,725
Tesco plc	435,900	1,056,247
Unilever NV (CVA)	67,762	3,681,848
Unilever plc	162,740	8,517,432
United Utilities Group plc	28,536	267,216
Vodafone Group plc	1,173,010	2,279,311
Weir Group plc (The)	10,880	178,887
Whitbread plc	7,919	460,982
Wm Morrison Supermarkets plc	102,384	277,503
WPP plc	56,543	607,289

		97,244,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
United States (37.5%)
3M Co.	37,504	$7,146,012
Abbott Laboratories	46,843	3,388,154
AbbVie, Inc.	40,143	3,700,783
ABIOMED, Inc.*	1,184	384,847
ACADIA Pharmaceuticals, Inc. (x)*	54,620	883,205
Accenture plc, Class A	17,027	2,400,977
Activision Blizzard, Inc.	20,474	953,474
Adobe, Inc.*	47,149	10,666,990
Advance Auto Parts, Inc.	1,937	305,000
Advanced Micro Devices, Inc.*	23,324	430,561
AES Corp.	17,564	253,975
Affiliated Managers Group, Inc.	1,397	136,124
Aflac, Inc.	20,259	923,000
Agilent Technologies, Inc.	60,121	4,055,763
Air Products & Chemicals, Inc.	5,892	943,015
Akamai Technologies, Inc.*	4,319	263,805
Alaska Air Group, Inc.	3,229	196,485
Albemarle Corp.	2,817	217,106
Alexandria Real Estate Equities, Inc. (REIT)	2,852	328,664
Alexion Pharmaceuticals, Inc.*	6,050	589,028
Align Technology, Inc.*	1,929	403,990
Allegion plc	2,484	198,000
Allergan plc	8,419	1,125,284
Alliance Data Systems Corp.	1,242	186,399
Alliant Energy Corp.	6,253	264,189
Allstate Corp. (The)	9,136	754,908
Alphabet, Inc., Class A*	25,107	26,235,811
Alphabet, Inc., Class C*	8,206	8,498,216
Altria Group, Inc.	50,115	2,475,180
Amazon.com, Inc.*	12,277	18,439,686
Ameren Corp.	6,439	420,016
American Airlines Group, Inc.	10,814	347,238
American Electric Power Co., Inc.	13,230	988,810
American Express Co.	18,630	1,775,812
American International Group, Inc.	23,443	923,889
American Tower Corp. (REIT)	11,788	1,864,744
American Water Works Co., Inc.	4,762	432,247
Ameriprise Financial, Inc.	3,743	390,657
AmerisourceBergen Corp.	4,194	312,034
AMETEK, Inc.	6,119	414,256
Amgen, Inc.	16,995	3,308,417
Amphenol Corp., Class A	8,136	659,179
Anadarko Petroleum Corp.	13,374	586,316
Analog Devices, Inc.	9,807	841,735
AnaptysBio, Inc.*	16,130	1,028,933
ANSYS, Inc.*	2,216	316,755
Anthem, Inc.	35,825	9,408,720
AO Smith Corp.	3,798	162,175
Aon plc	6,403	930,740
Apache Corp.	10,092	264,915
Apartment Investment & Management Co. (REIT), Class A	4,005	175,739
Apple, Inc.	120,235	18,965,869
Applied Materials, Inc.	26,478	866,890
Aptiv plc	6,985	430,066
Archer-Daniels-Midland Co.	15,177	621,802
Arconic, Inc.	11,341	191,209
Arista Networks, Inc.*	1,362	286,973
Arthur J Gallagher & Co.	5,032	370,858
Assurant, Inc.	1,382	123,606
AT&T, Inc.	194,109	5,539,871
Autodesk, Inc.*	5,900	758,799
Automatic Data Processing, Inc.	11,739	1,539,218
AutoZone, Inc.*	669	560,849
AvalonBay Communities, Inc. (REIT)	3,743	651,469
Avery Dennison Corp.	2,349	211,011
Baker Hughes a GE Co.	13,615	292,722
Ball Corp.	9,065	416,809
Bank of America Corp.	243,429	5,998,091
Bank of New York Mellon Corp. (The)	24,125	1,135,564
Baxter International, Inc.	13,110	862,900
BB&T Corp.	20,435	885,244
Becton Dickinson and Co.	7,191	1,620,276
Berkshire Hathaway, Inc., Class B*	51,885	10,593,879
Best Buy Co., Inc.	6,209	328,829
Biogen, Inc.*	14,300	4,303,156
BlackRock, Inc.‡	3,221	1,265,273
Bluebird Bio, Inc. (x)*	12,150	1,205,280
Blueprint Medicines Corp.*	25,590	1,379,557
Boeing Co. (The)	14,086	4,542,735
Booking Holdings, Inc.*	1,239	2,134,078
BorgWarner, Inc.	5,511	191,452
Boston Properties, Inc. (REIT)	4,075	458,641
Boston Scientific Corp.*	37,191	1,314,330
Brighthouse Financial, Inc.*	3,145	95,860
Bristol-Myers Squibb Co.	43,618	2,267,264
Broadcom, Inc.	11,032	2,805,217
Broadridge Financial Solutions, Inc.	3,061	294,621
Brown-Forman Corp., Class B	4,320	205,546
Cabot Oil & Gas Corp.	11,461	256,153
Cadence Design Systems, Inc.*	7,462	324,448
Campbell Soup Co. (x)	5,077	167,490
Capital One Financial Corp.	12,624	954,248
Cardinal Health, Inc.	7,901	352,385
CarMax, Inc.*	4,659	292,259
Carnival Corp.	10,641	524,601
Carnival plc	7,618	365,410
Caterpillar, Inc.	15,815	2,009,612
Cboe Global Markets, Inc.	2,950	288,598
CBRE Group, Inc., Class A*	8,338	333,854
CBS Corp. (Non-Voting), Class B	8,932	390,507
Celanese Corp.	3,543	318,764
Celgene Corp.*	18,559	1,189,446
Centene Corp.*	25,946	2,991,574
CenterPoint Energy, Inc.	13,292	375,233
CenturyLink, Inc.	25,080	379,962
Cerner Corp.*	8,681	455,232
CF Industries Holdings, Inc.	6,121	266,325
CH Robinson Worldwide, Inc.	3,656	307,433
Charles Schwab Corp. (The)	32,137	1,334,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Charter Communications, Inc., Class A*	4,733	$1,348,763
Chevron Corp.	50,962	5,544,156
Chipotle Mexican Grill, Inc.*	642	277,209
Chubb Ltd.	12,357	1,596,277
Church & Dwight Co., Inc.	6,475	425,796
Cigna Corp.	10,156	1,928,828
Cimarex Energy Co.	2,516	155,111
Cincinnati Financial Corp.	4,014	310,764
Cintas Corp.	2,271	381,505
Cisco Systems, Inc.	119,910	5,195,700
Citigroup, Inc.	169,187	8,807,875
Citizens Financial Group, Inc.	12,558	373,349
Citrix Systems, Inc.	3,400	348,364
Clorox Co. (The)	3,380	520,993
CME Group, Inc.	9,580	1,802,190
CMS Energy Corp.	7,474	371,084
Coca-Cola Co. (The)	102,172	4,837,844
Cognizant Technology Solutions Corp., Class A	15,576	988,764
Colgate-Palmolive Co.	108,907	6,482,145
Comcast Corp., Class A	121,087	4,123,012
Comerica, Inc.	4,288	294,543
Conagra Brands, Inc.	12,879	275,095
Concho Resources, Inc.*	5,284	543,142
ConocoPhillips	30,801	1,920,442
Consolidated Edison, Inc.	8,427	644,328
Constellation Brands, Inc., Class A	4,429	712,272
Cooper Cos., Inc. (The)	1,297	330,086
Copart, Inc.*	5,382	257,152
Corning, Inc.	21,373	645,678
Costco Wholesale Corp.	11,705	2,384,426
Coty, Inc., Class A	12,271	80,498
Crown Castle International Corp. (REIT)	11,100	1,205,793
CSX Corp.	21,543	1,338,467
Cummins, Inc.	3,917	523,468
CVS Health Corp.	34,550	2,263,716
Danaher Corp.	16,524	1,703,955
Darden Restaurants, Inc.	3,244	323,946
DaVita, Inc.*	3,265	168,017
Deere & Co.	8,647	1,289,873
Delta Air Lines, Inc.	16,600	828,340
Dentsply Sirona, Inc.	5,902	219,613
Devon Energy Corp.	12,417	279,879
Diamondback Energy, Inc.	4,090	379,143
Digital Realty Trust, Inc. (REIT)	5,597	596,360
Discover Financial Services	8,910	525,512
Discovery, Inc., Class A (x)*	4,104	101,533
Discovery, Inc., Class C*	9,554	220,506
DISH Network Corp., Class A*	6,045	150,944
Dollar General Corp.	7,006	757,208
Dollar Tree, Inc.*	6,277	566,939
Dominion Energy, Inc.	17,640	1,260,554
Dover Corp.	3,881	275,357
DowDuPont, Inc.	61,200	3,272,976
DR Horton, Inc.	9,038	313,257
DTE Energy Co.	4,796	528,999
Duke Energy Corp.	19,101	1,648,416
Duke Realty Corp. (REIT)	9,427	244,159
DXC Technology Co.	7,419	394,468
E*TRADE Financial Corp.	6,704	294,172
Eastman Chemical Co.	3,728	272,554
Eaton Corp. plc	11,678	801,811
eBay, Inc.*	24,002	673,736
Ecolab, Inc.	6,824	1,005,516
Edison International	8,597	488,052
Edwards Lifesciences Corp.*	5,637	863,419
Electronic Arts, Inc.*	8,043	634,673
Eli Lilly & Co.	25,153	2,910,705
Emerson Electric Co.	16,867	1,007,803
Entergy Corp.	4,772	410,726
EOG Resources, Inc.	15,566	1,357,511
Equifax, Inc.	29,057	2,706,078
Equinix, Inc. (REIT)	2,132	751,658
Equity Residential (REIT)	9,971	658,186
Essex Property Trust, Inc. (REIT)	1,743	427,401
Estee Lauder Cos., Inc. (The), Class A	5,832	758,743
Everest Re Group Ltd.	1,078	234,745
Evergy, Inc.	6,987	396,652
Eversource Energy	8,361	543,799
Exelon Corp.	25,645	1,156,589
Expedia Group, Inc.	3,137	353,383
Expeditors International of Washington, Inc.	4,600	313,214
Extra Space Storage, Inc. (REIT)	3,355	303,560
Exxon Mobil Corp.	112,919	7,699,947
F5 Networks, Inc.*	1,605	260,058
Facebook, Inc., Class A*	117,452	15,396,783
Fastenal Co.	7,571	395,888
Federal Realty Investment Trust (REIT)	1,939	228,880
FedEx Corp.	6,523	1,052,356
Ferguson plc	10,362	663,644
Fidelity National Information Services, Inc.	8,676	889,724
Fifth Third Bancorp	17,582	413,704
First Republic Bank	4,365	379,318
FirstEnergy Corp.	12,824	481,541
Fiserv, Inc.*	10,684	785,167
FleetCor Technologies, Inc.*	2,332	433,099
FLIR Systems, Inc.	3,669	159,748
Flowserve Corp.	3,376	128,356
Fluor Corp.	3,886	125,129
FMC Corp.	3,552	262,706
Foot Locker, Inc.	3,047	162,100
Ford Motor Co.	105,409	806,379
Fortinet, Inc.*	3,792	267,071
Fortive Corp.	7,794	527,342
Fortune Brands Home & Security, Inc.	3,696	140,411
Franklin Resources, Inc.	7,892	234,077
Freeport-McMoRan, Inc.	38,233	394,182
Gap, Inc. (The)	5,665	145,930
Garmin Ltd.	3,381	214,085
Gartner, Inc.*	2,396	306,305
General Dynamics Corp.	7,458	1,172,472
General Electric Co.	232,918	1,763,189
General Mills, Inc.	16,157	629,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
General Motors Co.	34,811	$1,164,428
Genuine Parts Co.	3,844	369,101
Gilead Sciences, Inc.	67,155	4,200,545
Global Payments, Inc.	4,174	430,465
GlycoMimetics, Inc. (x)*	71,110	673,412
Goldman Sachs Group, Inc. (The)	29,568	4,939,334
Goodyear Tire & Rubber Co. (The)	6,194	126,420
H&R Block, Inc.	5,255	133,319
Halliburton Co.	23,217	617,108
Hanesbrands, Inc.	9,697	121,503
Harley-Davidson, Inc.	4,318	147,330
Harris Corp.	3,101	417,550
Hartford Financial Services Group, Inc. (The)	9,790	435,166
Hasbro, Inc.	3,081	250,331
HCA Healthcare, Inc.	7,122	886,333
HCP, Inc. (REIT)	12,663	353,678
Helmerich & Payne, Inc.	2,875	137,828
Henry Schein, Inc.*	4,040	317,221
Hershey Co. (The)	3,719	398,602
Hess Corp.	6,583	266,612
Hewlett Packard Enterprise Co.	37,738	498,519
Hilton Worldwide Holdings, Inc.	7,868	564,922
HollyFrontier Corp.	4,253	217,413
Hologic, Inc.*	7,180	295,098
Home Depot, Inc. (The)	30,125	5,176,078
Honeywell International, Inc.	19,744	2,608,577
Hormel Foods Corp.	7,231	308,619
Host Hotels & Resorts, Inc. (REIT)	19,570	326,232
HP, Inc.	42,568	870,941
Humana, Inc.	3,694	1,058,257
Huntington Bancshares, Inc.	28,152	335,572
Huntington Ingalls Industries, Inc.	1,143	217,524
IDEXX Laboratories, Inc.*	2,285	425,056
IHS Markit Ltd.*	9,764	468,379
Illinois Tool Works, Inc.	8,095	1,025,556
Illumina, Inc.*	3,936	1,180,524
Incyte Corp.*	30,746	1,955,138
Ingersoll-Rand plc	6,658	607,409
Intel Corp.	121,725	5,712,554
Intercontinental Exchange, Inc.	15,131	1,139,818
International Business Machines Corp.	24,238	2,755,133
International Flavors & Fragrances, Inc.	2,670	358,501
International Game Technology plc (x)	94,772	1,386,514
International Paper Co.	10,771	434,718
Interpublic Group of Cos., Inc. (The)	10,115	208,672
Intuit, Inc.	45,544	8,965,336
Intuitive Surgical, Inc.*	3,065	1,467,890
Invesco Ltd.	10,841	181,478
Ionis Pharmaceuticals, Inc.*	30,380	1,642,343
IPG Photonics Corp.*	960	108,758
IQVIA Holdings, Inc.*	4,202	488,146
Iron Mountain, Inc. (REIT)	7,591	246,024
Jack Henry & Associates, Inc.	2,036	257,595
Jacobs Engineering Group, Inc.	3,254	190,229
JB Hunt Transport Services, Inc.	2,283	212,410
Jefferies Financial Group, Inc.	7,445	129,245
JM Smucker Co. (The)	3,001	280,563
Johnson & Johnson	71,530	9,230,947
Johnson Controls International plc	24,962	740,123
JPMorgan Chase & Co.	88,691	8,658,015
Juniper Networks, Inc.	9,226	248,272
Kansas City Southern	2,696	257,333
Kellogg Co.	6,678	380,713
KeyCorp	27,759	410,278
Keysight Technologies, Inc.*	4,946	307,048
Kimberly-Clark Corp.	9,323	1,062,263
Kimco Realty Corp. (REIT)	11,179	163,772
Kinder Morgan, Inc.	51,137	786,487
KLA-Tencor Corp.	4,120	368,699
Kohl’s Corp.	4,379	290,503
Kraft Heinz Co. (The)	16,790	722,642
Kroger Co. (The)	21,619	594,523
L Brands, Inc.	6,010	154,277
L3 Technologies, Inc.	2,067	358,955
Laboratory Corp. of America Holdings*	2,689	339,782
Lam Research Corp.	4,115	560,340
Lamb Weston Holdings, Inc.	3,873	284,898
Leggett & Platt, Inc.	3,491	125,117
Lennar Corp., Class A	7,697	301,338
Lincoln National Corp.	5,655	290,158
LKQ Corp.*	8,874	210,580
Lockheed Martin Corp.	6,628	1,735,476
Loews Corp.	7,337	333,980
Lowe’s Cos., Inc.	21,477	1,983,616
Loxo Oncology, Inc.*	13,850	1,939,970
LyondellBasell Industries NV, Class A	8,343	693,804
M&T Bank Corp.	3,722	532,730
Macerich Co. (The) (REIT)	2,806	121,444
MacroGenics, Inc.*	68,080	864,616
Macy’s, Inc.	8,154	242,826
Marathon Oil Corp.	22,046	316,140
Marathon Petroleum Corp.	18,322	1,081,181
Marriott International, Inc., Class A	7,509	815,177
Marsh & McLennan Cos., Inc.	13,538	1,079,656
Martin Marietta Materials, Inc.	1,730	297,335
Masco Corp.	8,284	242,224
Mastercard, Inc., Class A	24,234	4,571,744
Mattel, Inc. (x)*	9,486	94,765
Maxim Integrated Products, Inc.	124,897	6,351,012
McCormick & Co., Inc. (Non-Voting)	3,200	445,568
McDonald’s Corp.	20,566	3,651,905
McKesson Corp.	5,181	572,345
Medtronic plc	35,823	3,258,460
Merck & Co., Inc.	69,354	5,299,339
MetLife, Inc.	26,250	1,077,825
Mettler-Toledo International, Inc.*	665	376,111
MGM Resorts International	13,483	327,098
Michael Kors Holdings Ltd.*	3,940	149,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Microchip Technology, Inc. (x)	6,215	$446,983
Micron Technology, Inc.*	29,705	942,540
Microsoft Corp.	206,135	20,937,132
Mid-America Apartment Communities, Inc. (REIT)	2,982	285,377
Mirati Therapeutics, Inc. (x)*	12,272	520,578
Mohawk Industries, Inc.*	1,673	195,674
Molson Coors Brewing Co., Class B	5,026	282,260
Mondelez International, Inc., Class A	38,971	1,560,009
Monster Beverage Corp.*	10,497	516,662
Moody’s Corp.	4,405	616,876
Morgan Stanley	35,092	1,391,398
Mosaic Co. (The)	9,244	270,017
Motorola Solutions, Inc.	4,337	498,928
MSCI, Inc.	2,344	345,576
Mylan NV*	13,604	372,750
Nasdaq, Inc.	3,065	250,012
National Oilwell Varco, Inc.	10,096	259,467
Nektar Therapeutics*	4,513	148,342
NetApp, Inc.	6,680	398,596
Netflix, Inc.*	11,631	3,113,153
Newell Brands, Inc.	143,560	2,668,780
Newfield Exploration Co.*	5,273	77,302
Newmont Mining Corp.	14,074	487,664
News Corp., Class A	9,909	112,467
News Corp., Class B	3,282	37,907
NextEra Energy, Inc.	12,773	2,220,203
Nielsen Holdings plc	9,399	219,279
NIKE, Inc., Class B	34,014	2,521,798
NiSource, Inc.	9,634	244,222
Noble Energy, Inc.	12,686	237,989
Nordstrom, Inc. (x)	3,041	141,741
Norfolk Southern Corp.	7,223	1,080,127
Northern Trust Corp.	5,892	492,512
Northrop Grumman Corp.	4,666	1,142,703
Norwegian Cruise Line Holdings Ltd.*	5,834	247,303
NRG Energy, Inc.	7,689	304,484
Nucor Corp.	8,347	432,458
NVIDIA Corp.	16,302	2,176,317
Occidental Petroleum Corp.	20,297	1,245,830
Omnicom Group, Inc.	5,943	435,265
ONEOK, Inc.	10,851	585,411
Oracle Corp.	67,959	3,068,349
O’Reilly Automotive, Inc.*	2,126	732,046
PACCAR, Inc.	9,249	528,488
Packaging Corp. of America	2,493	208,066
Parker-Hannifin Corp.	3,492	520,797
Paychex, Inc.	8,447	550,322
PayPal Holdings, Inc.*	97,265	8,179,014
People’s United Financial, Inc.	10,010	144,444
PepsiCo, Inc.	37,647	4,159,241
PerkinElmer, Inc.	2,922	229,523
Perrigo Co. plc	3,315	128,456
Pfizer, Inc.	154,169	6,729,477
PG&E Corp.*	13,646	324,093
Philip Morris International, Inc.	41,474	2,768,804
Phillips 66	11,270	970,911
Pinnacle West Capital Corp.	2,972	253,214
Pioneer Natural Resources Co.	4,496	591,314
PNC Financial Services Group, Inc. (The)‡	12,252	1,432,382
PPG Industries, Inc.	6,386	652,840
PPL Corp.	19,100	541,103
Principal Financial Group, Inc.	6,987	308,616
Procter & Gamble Co. (The)	66,448	6,107,900
Progressive Corp. (The)	15,666	945,130
Prologis, Inc. (REIT)	16,896	992,133
Prudential Financial, Inc.	11,003	897,295
Public Service Enterprise Group, Inc.	13,660	711,003
Public Storage (REIT)	4,037	817,129
PulteGroup, Inc.	6,906	179,487
PVH Corp.	2,069	192,314
QIAGEN NV*	9,956	339,483
Qorvo, Inc.*	3,313	201,198
QUALCOMM, Inc.	32,443	1,846,331
Quanta Services, Inc.	3,873	116,577
Quest Diagnostics, Inc.	3,606	300,272
Ralph Lauren Corp.	1,458	150,845
Raymond James Financial, Inc.	3,391	252,324
Raytheon Co.	7,638	1,171,287
Realty Income Corp. (REIT)	7,827	493,414
Red Hat, Inc.*	4,680	821,995
Regency Centers Corp. (REIT)	4,431	260,011
Regeneron Pharmaceuticals, Inc.*	2,091	780,989
Regions Financial Corp.	27,418	366,853
Republic Services, Inc.	5,767	415,743
ResMed, Inc.	3,766	428,834
Robert Half International, Inc.	3,191	182,525
Rockwell Automation, Inc.	3,201	481,686
Rollins, Inc.	3,885	140,249
Roper Technologies, Inc.	2,791	743,857
Ross Stores, Inc.	9,935	826,592
Royal Caribbean Cruises Ltd.	4,521	442,109
S&P Global, Inc.	49,063	8,337,766
Sage Therapeutics, Inc.*	21,580	2,067,148
salesforce.com, Inc.*	20,415	2,796,243
Samsonite International SA (m)*	1,027,800	2,901,553
SBA Communications Corp. (REIT)*	3,030	490,527
SCANA Corp.	3,782	180,704
Schlumberger Ltd.	37,178	1,341,382
Seagate Technology plc	6,896	266,117
Sealed Air Corp.	4,437	154,585
Sempra Energy	7,369	797,252
Sherwin-Williams Co. (The)	2,185	859,710
Shire plc	66,648	3,873,246
Simon Property Group, Inc. (REIT)	8,303	1,394,821
Skyworks Solutions, Inc.	4,723	316,535
SL Green Realty Corp. (REIT)	2,261	178,800
Snap-on, Inc.	1,509	219,243
Southern Co. (The)	27,666	1,215,091
Southwest Airlines Co.	13,608	632,500
Stanley Black & Decker, Inc.	4,037	483,390
Starbucks Corp.	33,097	2,131,447
State Street Corp.	10,275	648,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Stryker Corp.	8,347	$1,308,392
SunTrust Banks, Inc.	11,915	600,993
SVB Financial Group*	1,404	266,648
Symantec Corp.	16,943	320,138
Synchrony Financial	17,536	411,395
Synopsys, Inc.*	4,098	345,216
Sysco Corp.	12,889	807,625
T. Rowe Price Group, Inc.	6,417	592,417
Take-Two Interactive Software, Inc.*	3,003	309,129
Tapestry, Inc.	7,600	256,500
Target Corp.	13,888	917,858
TE Connectivity Ltd.	9,097	688,006
Texas Instruments, Inc.	25,653	2,424,209
Textron, Inc.	6,536	300,591
Thermo Fisher Scientific, Inc.	10,752	2,406,190
Tiffany & Co.	41,043	3,304,372
TJX Cos., Inc. (The)	33,197	1,485,234
Torchmark Corp.	2,721	202,796
Total System Services, Inc.	4,428	359,952
Tractor Supply Co.	3,196	266,674
TransDigm Group, Inc.*	1,287	437,657
Travelers Cos., Inc. (The)	7,063	845,794
TripAdvisor, Inc.*	2,897	156,264
Twenty-First Century Fox, Inc., Class A	28,378	1,365,550
Twenty-First Century Fox, Inc., Class B	12,853	614,116
Twitter, Inc.*	19,575	562,586
Tyson Foods, Inc., Class A	7,808	416,947
UDR, Inc. (REIT)	7,307	289,503
Ulta Beauty, Inc.*	1,538	376,564
Under Armour, Inc., Class A (x)*	4,905	86,672
Under Armour, Inc., Class C*	5,101	82,483
Union Pacific Corp.	19,651	2,716,358
United Continental Holdings, Inc.*	6,042	505,897
United Parcel Service, Inc., Class B	53,681	5,235,508
United Rentals, Inc.*	2,133	218,696
United Technologies Corp.	21,645	2,304,760
UnitedHealth Group, Inc.	25,658	6,391,921
Universal Health Services, Inc., Class B	2,226	259,463
Unum Group	5,878	172,696
US Bancorp	40,653	1,857,842
Valero Energy Corp.	11,277	845,437
Varian Medical Systems, Inc.*	2,416	273,757
Ventas, Inc. (REIT)	9,405	551,039
VeriSign, Inc.*	2,831	419,809
Verisk Analytics, Inc.*	4,346	473,888
Verizon Communications, Inc.	110,204	6,195,669
Vertex Pharmaceuticals, Inc.*	6,846	1,134,451
VF Corp.	8,816	628,933
Viacom, Inc., Class B	9,459	243,096
Visa, Inc., Class A	46,867	6,183,632
Vornado Realty Trust (REIT)	4,568	283,353
Vulcan Materials Co.	3,490	344,812
Walgreens Boots Alliance, Inc.	21,565	1,473,536
Walmart, Inc.	37,968	3,536,719
Walt Disney Co. (The)	80,017	8,773,864
Waste Management, Inc.	10,407	926,119
Waters Corp.*	2,007	378,621
WEC Energy Group, Inc.	8,326	576,659
WellCare Health Plans, Inc.*	1,319	311,403
Wells Fargo & Co.	112,991	5,206,625
Welltower, Inc. (REIT)	9,962	691,462
Western Digital Corp.	7,576	280,085
Western Union Co. (The)	11,892	202,878
Westrock Co.	6,731	254,163
Weyerhaeuser Co. (REIT)	19,992	437,025
Whirlpool Corp.	1,664	177,832
Williams Cos., Inc. (The)	32,675	720,484
Willis Towers Watson plc	3,450	523,917
WW Grainger, Inc.	1,200	338,832
Wynn Resorts Ltd.	2,580	255,188
Xcel Energy, Inc.	13,632	671,649
Xerox Corp.	5,498	108,640
Xilinx, Inc.	6,673	568,339
Xylem, Inc.	4,739	316,186
Yum! Brands, Inc.	8,282	761,281
Zimmer Biomet Holdings, Inc.	24,326	2,523,093
Zions Bancorp NA	5,033	205,044
Zoetis, Inc.	12,913	1,104,578

		696,773,989

Total Common Stocks (89.0%) (Cost $1,085,585,541)		1,651,458,200

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	509,890	56,237

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/9/19* (Cost $27,114)	58,978	27,029

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	1	1

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.4%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,160,036, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,183,049. (xx)	$1,159,851	1,159,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,500,242, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,530,392. (xx)	$1,500,000	$1,500,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $300,043, collateralized by various Common Stocks; total market value $333,964. (xx)	300,000	300,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,800,295, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,836,000. (xx)	1,800,000	1,800,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $3,001,493, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $3,286,428. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		7,759,851

Total Short-Term Investments (0.4%) (Cost $7,759,852)		7,759,852

Total Investments in Securities (89.4%) (Cost $1,093,372,507)		1,659,301,318
Other Assets Less Liabilities (10.6%)		197,409,455

Net Assets (100%)		$1,856,710,773

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $9,586,005 or 0.5% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $10,387,557. This was collateralized by $2,933,502 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 2/15/48 and by cash of $7,759,851 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
HUF	— Hungary Forint
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$310,994,753	16.7%
Information Technology	227,666,800	12.3
Consumer Discretionary	197,191,492	10.6
Health Care	193,868,847	10.5
Industrials	184,021,543	9.9
Consumer Staples	156,633,389	8.5
Communication Services	150,674,321	8.1
Energy	74,431,115	4.0
Materials	67,876,951	3.7
Real Estate	46,972,033	2.5
Utilities	41,210,222	2.2
Repurchase Agreements	7,759,851	0.4
Investment Company	1	0.0 #
Cash and Other	197,409,455	10.6

		100.0%

#	Less than 0.05%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	83,927	2,713,842	—	(229,293)	50,268	(726,558)	1,808,259	109,820	—
BlackRock, Inc.	3,221	1,967,509	—	(301,599)	178,318	(578,955)	1,265,273	41,331	—
PNC Financial Services Group, Inc. (The)	12,252	2,111,540	—	(345,036)	249,595	(583,717)	1,432,382	45,372	—

Total		6,792,891	—	(875,928)	478,181	(1,889,230)	4,505,914	196,523	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,147	3/2019	EUR	39,083,571	(1,473,448)
FTSE 100 Index	299	3/2019	GBP	25,377,808	(492,622)
SPI 200 Index	106	3/2019	AUD	10,379,759	(43,972)
TOPIX Index	189	3/2019	JPY	25,753,524	(1,335,498)

					(3,345,540)

Short Contracts
S&P 500 E-Mini Index	(137)	3/2019	USD	(17,160,620)	(555,056)

					(555,056)

					(3,900,596)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	96,695,733	USD	873,147	Citibank NA	1/4/2019	9,154
JPY	4,836,032	USD	44,107	Citibank NA	1/7/2019	32
USD	44,378,899	HKD	345,973,460	UBS AG	3/1/2019	120,239
EUR	289,484	USD	332,859	Citibank NA	3/15/2019	809
EUR	2,554,310	USD	2,921,022	HSBC Bank plc	3/15/2019	23,152
GBP	1,552,248	USD	1,967,517	HSBC Bank plc	3/15/2019	17,855
JPY	224,724,225	USD	1,992,743	HSBC Bank plc	3/15/2019	69,284

Total unrealized appreciation						240,525

USD	584,778	JPY	64,658,940	Deutsche Bank AG	1/4/2019	(5,203)
USD	817,476	JPY	90,210,962	Morgan Stanley	1/7/2019	(5,882)
USD	11,633,856	ZAR	176,117,959	UBS AG	1/17/2019	(586,468)
AUD	1,268,635	USD	917,727	HSBC Bank plc	3/15/2019	(23,062)

Total unrealized depreciation						(620,615)

Net unrealized depreciation						(380,090)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 8,977,045, BRL 26, CHF 12,516, DKK 11,576, EUR 35,350,301, GBP 22,411,319, HUF 23, ILS 4,721, INR 27,510, JPY 21,890,964, KRW 1, MXN 1, MYR 15, NOK 8,963, NZD 45,998, SEK 2,944, SGD 18,245 and TRY 16.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Argentina	$943,694	$—	$—		$943,694
Australia	—	42,182,141	—		42,182,141
Austria	—	3,161,504	—		3,161,504
Belgium	—	5,241,845	—		5,241,845
Brazil	718,238	25,216,539	—		25,934,777
Chile	201,526	5,515,362	—		5,716,888
China	16,539,430	50,079,270	—		66,618,700
Colombia	—	189,161	—		189,161
Denmark	—	11,068,985	—		11,068,985
Egypt	—	1,846,950	—		1,846,950
Finland	—	6,850,883	—		6,850,883
France	—	85,565,932	—		85,565,932
Germany	—	72,570,071	—		72,570,071
Hong Kong	1,598,769	17,867,744	—		19,466,513
Hungary	—	5,152,951	—		5,152,951
India	5,576,521	34,555,598	—		40,132,119
Indonesia	—	13,380,708	—		13,380,708
Ireland	293,256	3,096,196	—		3,389,452
Israel	1,385,875	1,588,383	—		2,974,258
Italy	—	11,539,289	—		11,539,289
Japan	—	169,198,726	—		169,198,726
Luxembourg	—	1,420,229	—		1,420,229
Macau	—	1,393,684	—		1,393,684
Malaysia	—	7,908,520	—		7,908,520
Malta	—	—	—	(b)	—	(b)
Mexico	14,612,334	115,744	—		14,728,078
Netherlands	1,707,340	24,476,851	—		26,184,191
New Zealand	—	1,272,286	—		1,272,286
Norway	—	4,033,484	—		4,033,484
Peru	6,519,774	—	—		6,519,774
Philippines	—	4,172,903	—		4,172,903
Poland	—	9,249,632	—		9,249,632
Portugal	—	3,614,917	—		3,614,917
Russia	9,476,295	2,986,476	—		12,462,771
Singapore	—	7,386,575	—		7,386,575
South Africa	—	18,081,627	—		18,081,627
South Korea	—	18,765,189	—		18,765,189
Spain	—	21,777,256	—		21,777,256
Sweden	—	18,610,169	—		18,610,169
Switzerland	—	56,368,906	—		56,368,906
Taiwan	—	24,324,163	—		24,324,163
Thailand	—	5,879,436	—		5,879,436
United Arab Emirates	—	160,066	—		160,066
United Kingdom	4,388,860	92,251,385	604,563		97,244,808
United States	688,630,653	8,143,336	—		696,773,989

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Forward Currency Contracts	$—	$240,525	$—	$240,525
Preferred Stock
India	—	56,237	—	56,237
Right
Spain	—	27,029	—	27,029
Short-Term Investments
Investment Company	1	—	—	1
Repurchase Agreements	—	7,759,851	—	7,759,851

Total Assets	$752,592,566	$906,344,714	$604,563	$1,659,541,843

Liabilities:
Forward Currency Contracts	$—	$(620,615)	$—	$(620,615)
Futures	(3,900,596)	—	—	(3,900,596)

Total Liabilities	$(3,900,596)	$(620,615)	$—	$(4,521,211)

Total	$748,691,970	$905,724,099	$604,563	$1,655,020,632

(a)	A security with a market value of $600,190 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$240,525

Total		$240,525

	Liability Derivatives
Foreign exchange contracts	Payables	$(620,615)
Equity contracts	Payables, Net assets – Unrealized depreciation	(3,900,596)*

Total		$(4,521,211)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$169,865	$169,865
Equity contracts	(20,073,629)	—	(20,073,629)

Total	$(20,073,629)	$169,865	$(19,903,764)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(510,476)	$(510,476)
Equity contracts	(5,361,642)	—	(5,361,642)

Total	$(5,361,642)	$(510,476)	$(5,872,118)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $40,651,000 and futures contracts with an average notional balance of approximately $192,112,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$9,995	$—	$—	$9,995
HSBC Bank plc	110,291	(23,062)	—	87,229
UBS AG	120,239	(120,239)	—	—

Total	$240,525	$(143,301)	$—	$97,224

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Deutsche Bank AG	$5,203	$—	$—	$5,203
HSBC Bank plc	23,062	(23,062)	—	—
Morgan Stanley	5,882	—	—	5,882
UBS AG	586,468	(120,239)	—	466,229

Total	$620,615	$(143,301)	$—	$477,314

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$253,199,991
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$501,911,530

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$670,245,295
Aggregate gross unrealized depreciation	(111,486,487)

Net unrealized appreciation	$558,758,808

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,096,261,824

For the year ended December 31, 2018, the Portfolio incurred approximately $134 as brokerage commissions with Morgan Stanley & Co., Inc. and $2,095 as brokerage commissions with Sanford C. Bernstein & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,119,485)	$4,505,914
Unaffiliated Issuers (Cost $1,082,493,171)	1,647,035,553
Repurchase Agreements (Cost $7,759,851)	7,759,851
Cash	107,105,977
Foreign cash (Cost $91,487,890)	88,762,184
Cash held as collateral at broker for futures	7,282,668
Dividends, interest and other receivables	3,490,561
Receivable for securities sold	3,257,094
Due from broker for futures variation margin	613,637
Unrealized appreciation on forward foreign currency contracts	240,525
Receivable for Portfolio shares sold	186,753
Securities lending income receivable	14,565
Due from Custodian	13,915
Other assets	98,012

Total assets	1,870,367,209

LIABILITIES
Payable for return of collateral on securities loaned	7,759,851
Payable for securities purchased	2,763,446
Investment management fees payable	1,074,137
Payable for Portfolio shares redeemed	634,154
Unrealized depreciation on forward foreign currency contracts	620,615
Distribution fees payable – Class IB	267,167
Administrative fees payable	196,048
Accrued India taxes	68,988
Distribution fees payable – Class IA	7,590
Trustees’ fees payable	1,939
Accrued expenses	262,501

Total liabilities	13,656,436

NET ASSETS	$1,856,710,773

Net assets were comprised of:
Paid in capital	$1,384,807,591
Total distributable earnings (loss)	471,903,182

Net assets	$1,856,710,773

Class IA
Net asset value, offering and redemption price per share, $34,859,386 / 2,336,565 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.92

Class IB
Net asset value, offering and redemption price per share, $1,227,362,938 / 82,477,800 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.88

Class K
Net asset value, offering and redemption price per share, $594,488,449 / 39,854,458 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.92

(x)	Includes value of securities on loan of $10,387,557.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($196,523 of dividend income received from affiliates) (net of $2,851,879 foreign withholding tax)	$45,184,213
Interest	1,356,662
Securities lending (net)	326,144

Total income	46,867,019

EXPENSES
Investment management fees	15,510,330
Distribution fees – Class IB	3,657,391
Administrative fees	2,602,445
Custodian fees	709,000
Printing and mailing expenses	168,317
Professional fees	112,147
Distribution fees – Class IA	102,191
Trustees’ fees	53,395
Miscellaneous	199,011

Gross expenses	23,114,227
Less: Waiver from investment manager	(285,111)

Net expenses	22,829,116

NET INVESTMENT INCOME (LOSS)	24,037,903

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($478,181 of realized gain (loss) from affiliates) (net of India tax of $22,942 on realized gain on investments)	166,336,929
Futures contracts	(20,073,629)
Forward foreign currency contracts	169,865
Foreign currency transactions	572,974

Net realized gain (loss)	147,006,139

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $46,046 on unrealized appreciation on investments) ($(1,889,230) of change in unrealized appreciation (depreciation) from affiliates)	(412,587,925)
Futures contracts	(5,361,642)
Forward foreign currency contracts	(510,476)
Foreign currency translations	(3,392,762)

Net change in unrealized appreciation (depreciation)	(421,852,805)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(274,846,666)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(250,808,763)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,037,903	$22,632,842
Net realized gain (loss)	147,006,139	140,152,890
Net change in unrealized appreciation (depreciation)	(421,852,805)	361,050,932

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(250,808,763)	523,836,664

Distributions to shareholders: (a)
Class IA	(3,397,230)	(436,320)
Class IB	(119,729,189)	(15,883,924)
Class K	(56,704,819)	(9,316,042)

Total distributions to shareholders	(179,831,238)	(25,636,286)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 87,515 and 62,567 shares, respectively ]	1,621,226	1,051,798
Capital shares issued in reinvestment of dividends [ 218,435 and 23,648 shares, respectively ]	3,397,230	436,320
Capital shares repurchased [ (267,811) and (288,871) shares, respectively ]	(4,915,578)	(4,922,164)

Total Class IA transactions	102,878	(3,434,046)

Class IB
Capital shares sold [ 1,335,552 and 1,618,793 shares, respectively ]	24,664,208	27,449,782
Capital shares issued in reinvestment of dividends [ 7,717,996 and 862,889 shares, respectively ]	119,729,189	15,883,924
Capital shares repurchased [ (9,904,350) and (11,167,864) shares, respectively ]	(181,813,796)	(190,351,205)

Total Class IB transactions	(37,420,399)	(147,017,499)

Class K
Capital shares sold [ 4,133,066 and 222,521 shares, respectively ]	68,387,715	3,671,795
Capital shares issued in reinvestment of dividends [ 3,647,092 and 504,947 shares, respectively ]	56,704,819	9,316,042
Capital shares repurchased [ (8,186,414) and (5,837,290) shares, respectively ]	(153,642,673)	(102,922,947)

Total Class K transactions	(28,550,139)	(89,935,110)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(65,867,660)	(240,386,655)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(496,507,661)	257,813,723
NET ASSETS:
Beginning of year	2,353,218,434	2,095,404,711

End of year (b)	$1,856,710,773	$2,353,218,434

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $436,320, $15,883,924 and $9,316,042 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(6,642,473) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.72	$15.00	$14.49	$14.89	$14.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.16	0.16	0.16	0.16
Net realized and unrealized gain (loss)	(2.40)	3.75	0.49	(0.42)	0.09

Total from investment operations	(2.21)	3.91	0.65	(0.26)	0.25

Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.14)	(0.14)	(0.15)
Distributions from net realized gains	(1.39)	—	—	—	—

Total dividends and distributions	(1.59)	(0.19)	(0.14)	(0.14)	(0.15)

Net asset value, end of year	$14.92	$18.72	$15.00	$14.49	$14.89

Total return	(12.14)%	26.09%	4.48%	(1.74)%	1.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$34,859	$43,029	$37,523	$39,462	$43,910
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.14%	1.15%	1.15%	1.14%	1.16%
Before waivers and reimbursements (f)	1.15%	1.15%	1.17%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.05%	0.92%	1.13%	1.07%	1.09%
Before waivers and reimbursements (f)	1.03%	0.91%	1.11%	1.06%	1.09%
Portfolio turnover rate^	13%	10%	15%	14%	11%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.68	$14.97	$14.46	$14.86	$14.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.16	0.16	0.16	0.17
Net realized and unrealized gain (loss)	(2.40)	3.74	0.49	(0.42)	0.08

Total from investment operations	(2.21)	3.90	0.65	(0.26)	0.25

Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.14)	(0.14)	(0.15)
Distributions from net realized gains	(1.39)	—	—	—	—

Total dividends and distributions	(1.59)	(0.19)	(0.14)	(0.14)	(0.15)

Net asset value, end of year	$14.88	$18.68	$14.97	$14.46	$14.86

Total return	(12.17)%	26.08%	4.48%	(1.75)%	1.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,227,363	$1,556,409	$1,377,314	$1,479,410	$1,672,122
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.14%	1.15%	1.15%	1.14%	1.16%
Before waivers and reimbursements (f)	1.15%	1.15%	1.17%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.05%	0.91%	1.13%	1.07%	1.11%
Before waivers and reimbursements (f)	1.04%	0.91%	1.11%	1.07%	1.11%
Portfolio turnover rate^	13%	10%	15%	14%	11%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.72	$15.00	$14.49	$14.89	$14.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.20	0.20	0.20	0.20
Net realized and unrealized gain (loss)	(2.41)	3.75	0.49	(0.42)	0.09

Total from investment operations	(2.17)	3.95	0.69	(0.22)	0.29

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.18)	(0.18)	(0.19)
Distributions from net realized gains	(1.39)	—	—	—	—

Total dividends and distributions	(1.63)	(0.23)	(0.18)	(0.18)	(0.19)

Net asset value, end of year	$14.92	$18.72	$15.00	$14.49	$14.89

Total return	(11.90)%	26.38%	4.74%	(1.49)%	1.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$594,488	$753,780	$680,568	$590,114	$558,089
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.89%	0.90%	0.90%	0.89%	0.91%
Before waivers and reimbursements (f)	0.90%	0.90%	0.92%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.28%	1.17%	1.39%	1.30%	1.36%
Before waivers and reimbursements (f)	1.27%	1.16%	1.37%	1.30%	1.36%
Portfolio turnover rate^	13%	10%	15%	14%	11%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	Federated Global Investment Management Corp.

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(14.89)%	(0.68)%	5.02%
Portfolio – Class IB Shares	(14.88)	(0.68)	4.95
Portfolio – Class K Shares*	(14.61)	(0.42)	3.28
Volatility Managed Index – International	(13.70)	0.08	5.53
International Proxy Index	(14.62)	0.17	5.59
Volatility Managed Index – International Proxy	(14.24)	0.08	5.34
MSCI EAFE® Index	(13.79)	0.53	6.32

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (14.88)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International, the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned (13.70)%, (14.62)%, (14.24)% and (13.79)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	An underweight position in UK company British American Tobacco plc added to performance relative to the benchmark.

•	Stock selection in the information technology sector contributed to performance.

•	Within the Financials sector, both stock selection and underweighting the sector relative to the benchmark aided results.

•	A position in ICON plc also added to performance for the period.

•

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.

What hurt performance during the year:

•	Underweighting the utilities and health care sectors relative to the benchmark detracted from relative performance.

•	Stock selection in the energy, industrials and consumer discretionary sectors detracted from relative returns.

•	Holding Shanghai Fosun Pharmaceutical Group Co. Ltd., which was not in the benchmark, notably detracted from relative returns.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$212,366,330	15.1%
Exchange Traded Funds	149,217,864	10.7
Industrials	141,669,207	10.1
Consumer Staples	130,220,822	9.3
Health Care	129,961,679	9.3
Consumer Discretionary	128,466,791	9.2
Information Technology	90,454,695	6.4
Materials	83,996,946	6.0
Energy	59,365,759	4.2
Communication Services	56,740,197	4.0
Repurchase Agreements	39,182,194	2.8
Real Estate	30,129,149	2.1
Utilities	26,419,575	1.9
Investment Company	1	0.0 #
Cash and Other	125,638,507	8.9

		100.0%

#	Less than 0.05%

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$875.90	$4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29
Class IB
Actual	1,000.00	876.00	4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29
Class K
Actual	1,000.00	877.90	3.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.23	4.02

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.3%)
AGL Energy Ltd.	36,563	$529,057
Alumina Ltd.	129,922	208,576
Amcor Ltd.	65,226	608,714
AMP Ltd.	169,708	292,938
APA Group	65,476	391,982
Aristocrat Leisure Ltd.	30,909	472,060
ASX Ltd.	10,719	452,978
Aurizon Holdings Ltd.	109,853	331,147
AusNet Services	92,380	101,235
Australia & New Zealand Banking Group Ltd.	157,917	2,721,093
Bank of Queensland Ltd.	21,721	147,840
Bendigo & Adelaide Bank Ltd.	25,453	193,594
BHP Group Ltd. (x)	161,881	3,905,620
BHP Group Ltd. (ADR) (x)	34,843	1,682,568
BHP Group plc	115,907	2,423,164
BlueScope Steel Ltd.	30,943	238,836
Boral Ltd.	66,487	231,323
Brambles Ltd.	293,688	2,099,519
Caltex Australia Ltd.	46,379	832,323
Challenger Ltd.	30,103	201,213
CIMIC Group Ltd.	4,886	149,380
Coca-Cola Amatil Ltd.	29,304	169,031
Cochlear Ltd.	3,106	377,419
Coles Group Ltd.*	63,213	522,713
Commonwealth Bank of Australia	96,711	4,935,908
Computershare Ltd.	24,947	302,032
Crown Resorts Ltd.	22,148	185,006
CSL Ltd.	24,861	3,246,750
Dexus (REIT)	53,032	396,611
Domino’s Pizza Enterprises Ltd. (x)	3,136	89,783
Flight Centre Travel Group Ltd.	3,017	91,201
Fortescue Metals Group Ltd.	78,703	230,647
Goodman Group (REIT)	92,291	690,796
GPT Group (The) (REIT)	102,790	386,609
Harvey Norman Holdings Ltd. (x)	34,572	77,013
Incitec Pivot Ltd.	84,155	194,408
Insurance Australia Group Ltd.	127,854	630,332
LendLease Group	30,816	251,377
Macquarie Group Ltd.	18,027	1,379,427
Medibank Pvt Ltd.	160,331	290,213
Mirvac Group (REIT)	215,622	340,185
National Australia Bank Ltd.	149,574	2,538,111
Newcrest Mining Ltd.	41,927	645,938
Oil Search Ltd.	321,231	1,619,885
Orica Ltd.	19,764	240,115
Origin Energy Ltd. (x)*	99,110	451,615
QBE Insurance Group Ltd.	73,758	524,683
Ramsay Health Care Ltd. (x)	8,321	338,328
REA Group Ltd.	2,703	140,835
Rio Tinto Ltd.	20,684	1,144,020
Rio Tinto plc	64,490	3,074,940
Rio Tinto plc (ADR) (x)	50,289	2,438,011
Santos Ltd.	96,958	374,208
Scentre Group (REIT)	287,367	789,316
SEEK Ltd.	19,957	237,820
Sonic Healthcare Ltd.	21,025	327,409
South32 Ltd.	288,171	679,882
Stockland (REIT)	133,098	330,200
Suncorp Group Ltd.	73,223	651,346
Sydney Airport	61,182	290,008
Tabcorp Holdings Ltd.	110,588	334,135
Telstra Corp. Ltd.	229,211	460,097
TPG Telecom Ltd. (x)	19,853	90,048
Transurban Group	145,792	1,196,911
Treasury Wine Estates Ltd.	41,122	428,617
Vicinity Centres (REIT)	180,238	330,013
Wesfarmers Ltd.	61,656	1,400,174
Westpac Banking Corp.	189,560	3,343,339
Woodside Petroleum Ltd.	50,198	1,108,697
Woolworths Group Ltd.	72,742	1,507,289
WorleyParsons Ltd.	17,645	141,912

		60,180,523

Austria (0.5%)
ANDRITZ AG (x)	4,242	195,134
Erste Group Bank AG*	72,296	2,408,926
OMV AG	8,341	364,813
Raiffeisen Bank International AG	8,516	216,898
Schoeller-Bleckmann Oilfield Equipment AG (x)	23,512	1,547,430
Verbund AG	3,742	159,683
voestalpine AG	58,327	1,744,429

		6,637,313

Belgium (0.5%)
Ageas	9,769	438,874
Anheuser-Busch InBev SA/NV	41,873	2,771,251
Colruyt SA	3,111	221,620
Groupe Bruxelles Lambert SA	4,577	397,508
KBC Group NV	14,002	906,027
Proximus SADP	8,575	231,436
Solvay SA	4,263	424,570
Telenet Group Holding NV	2,780	129,055
UCB SA	7,049	574,689
Umicore SA	11,044	439,254

		6,534,284

Brazil (0.2%)
Ambev SA (ADR)	182,315	714,675
Banco Bradesco SA (ADR)	241,774	2,391,145

		3,105,820

Canada (0.7%)
Canadian National Railway Co.	44,199	3,275,588
Element Fleet Management Corp.	83,190	421,069
Magna International, Inc.	48,759	2,213,298
Ritchie Bros Auctioneers, Inc.	44,415	1,452,955
Rogers Communications, Inc., Class B	30,892	1,583,524
Suncor Energy, Inc.	29,102	812,818

		9,759,252

Chile (0.1%)
Antofagasta plc	22,849	226,445
Sociedad Quimica y Minera de Chile SA (ADR) (x)	43,946	1,683,132

		1,909,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
China (1.5%)
51job, Inc. (ADR)*	6,972	$435,332
Alibaba Group Holding Ltd. (ADR)*	14,044	1,925,011
Anhui Conch Cement Co. Ltd., Class H	499,000	2,394,397
ANTA Sports Products Ltd.	313,000	1,488,373
Baidu, Inc. (ADR)*	25,515	4,046,679
BeiGene Ltd. (ADR)*	1,793	251,486
BOC Hong Kong Holdings Ltd.	206,543	762,863
BYD Co. Ltd., Class H (x)	307,000	1,935,001
China Life Insurance Co. Ltd., Class H	926,000	1,958,146
China Resources Beer Holdings Co. Ltd.	324,000	1,122,699
China Resources Gas Group Ltd.	176,000	692,749
Minth Group Ltd.	44,000	140,425
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	414,500	1,206,057
Sinopharm Group Co. Ltd., Class H	350,400	1,467,198
Yangzijiang Shipbuilding Holdings Ltd.	143,834	130,767
Yum China Holdings, Inc.	39,707	1,331,376

		21,288,559

Colombia (0.2%)
Bancolombia SA (ADR)	54,233	2,066,277
Millicom International Cellular SA (SDR)	3,667	232,692

		2,298,969

Czech Republic (0.1%)
Komercni banka A/S	43,912	1,655,961

Denmark (1.0%)
AP Moller – Maersk A/S, Class A	220	259,673
AP Moller – Maersk A/S, Class B	353	445,495
Carlsberg A/S, Class B	5,887	626,309
Chr Hansen Holding A/S	5,348	473,639
Coloplast A/S, Class B	6,434	597,679
Danske Bank A/S	39,389	780,449
DSV A/S	10,586	698,039
Genmab A/S*	3,460	567,013
H Lundbeck A/S	4,235	185,712
ISS A/S	9,548	266,516
Novo Nordisk A/S, Class B	126,905	5,833,532
Novozymes A/S, Class B	12,031	537,768
Orsted A/S (m)	10,242	685,583
Pandora A/S	5,939	241,576
Tryg A/S	7,358	185,215
Vestas Wind Systems A/S	10,739	815,402
William Demant Holding A/S*	5,775	163,710

		13,363,310

Finland (0.6%)
Elisa OYJ	8,078	334,516
Fortum OYJ	24,741	542,623
Kone OYJ, Class B	18,704	891,008
Metso OYJ	5,003	131,956
Neste OYJ	7,373	569,273
Nokia OYJ	304,771	1,760,940
Nokian Renkaat OYJ	6,345	195,524
Nordea Bank Abp	165,304	1,394,185
Orion OYJ, Class B	5,691	197,696
Sampo OYJ, Class A	24,479	1,076,125
Stora Enso OYJ, Class R	30,026	347,649
UPM-Kymmene OYJ	29,757	756,643
Wartsila OYJ Abp	25,017	397,019

		8,595,157

France (9.3%)
Accor SA	140,318	5,950,579
Aeroports de Paris	1,641	310,277
Air Liquide SA	43,015	5,325,490
Airbus SE	31,995	3,060,032
Alstom SA*	8,024	323,189
Amundi SA (m)	3,522	185,167
Arkema SA	3,832	327,010
Atos SE	5,366	436,599
AXA SA‡	106,540	2,295,471
BioMerieux	2,414	159,125
BNP Paribas SA	119,119	5,364,906
Bollore SA	48,532	193,887
Bouygues SA	12,265	438,576
Bureau Veritas SA	14,731	299,197
Capgemini SE	29,011	2,864,111
Carrefour SA	31,777	541,615
Casino Guichard Perrachon SA (x)	3,170	131,595
Cie de Saint-Gobain	27,513	915,780
Cie Generale des Etablissements Michelin SCA	9,326	922,055
CNP Assurances	9,888	209,155
Covivio (REIT)	1,842	177,336
Credit Agricole SA	62,892	676,472
Danone SA	86,309	6,083,011
Dassault Aviation SA	147	203,551
Dassault Systemes SE	7,151	844,297
Edenred	62,313	2,284,219
Eiffage SA	4,043	338,240
Electricite de France SA	32,102	505,817
Engie SA	101,876	1,456,026
EssilorLuxottica SA	39,095	4,928,830
Eurazeo SE	2,346	165,623
Eutelsat Communications SA	9,982	197,402
Faurecia SA	4,424	166,042
Gecina SA (REIT)	2,521	325,440
Getlink SE	25,682	344,653
Hermes International	1,766	976,680
Icade (REIT)	2,038	154,929
Iliad SA	1,484	207,401
Imerys SA	2,120	101,429
Ingenico Group SA	3,120	176,464
Ipsen SA	2,060	265,686
JCDecaux SA	4,197	117,457
Kering SA	15,434	7,223,338
Klepierre SA (REIT)	11,343	349,230
Legrand SA	26,908	1,514,479
L’Oreal SA	31,268	7,177,634
LVMH Moet Hennessy Louis Vuitton SE (x)	34,010	9,993,697

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Natixis SA	52,998	$250,063
Orange SA	232,646	3,764,766
Pernod Ricard SA	42,625	6,998,917
Peugeot SA	32,410	688,948
Publicis Groupe SA	59,318	3,394,863
Remy Cointreau SA	1,297	146,648
Renault SA	10,862	676,185
Rexel SA	16,968	180,924
Safran SA	49,926	5,998,116
Sanofi	61,900	5,349,340
Sartorius Stedim Biotech	1,520	151,666
Schneider Electric SE	69,332	4,718,530
SCOR SE	9,071	408,537
SEB SA	1,220	157,007
Societe BIC SA	1,460	148,737
Societe Generale SA	81,317	2,581,730
Sodexo SA	28,151	2,879,113
Suez	21,691	285,896
Teleperformance	3,151	504,401
Television Francaise 1	66,537	536,859
Thales SA	5,794	673,996
TOTAL SA	131,773	6,961,309
Ubisoft Entertainment SA*	3,675	294,827
Unibail-Rodamco-Westfield (REIT)	7,533	1,163,613
Valeo SA	12,598	365,302
Veolia Environnement SA	26,570	545,003
Vinci SA	28,051	2,305,171
Vivendi SA	57,806	1,404,531
Wendel SA	1,650	197,913

		130,942,110

Germany (6.9%)
1&1 Drillisch AG	3,090	157,186
adidas AG	10,341	2,160,969
Allianz SE (Registered)	31,723	6,365,742
Aroundtown SA	42,489	352,631
Axel Springer SE	2,313	130,781
BASF SE	50,474	3,492,831
Bayer AG (Registered)	90,272	6,259,566
Bayerische Motoren Werke AG	35,269	2,856,334
Bayerische Motoren Werke AG (Preference) (q)	3,282	233,580
Beiersdorf AG	5,722	597,163
Brenntag AG	32,951	1,422,138
Commerzbank AG	55,857	369,981
Continental AG	17,657	2,441,581
Covestro AG (m)	9,437	466,870
Daimler AG (Registered)	88,421	4,648,881
Delivery Hero SE (m)*	5,238	194,530
Deutsche Bank AG (Registered)	109,464	873,541
Deutsche Boerse AG	10,483	1,260,657
Deutsche Lufthansa AG (Registered)	12,188	274,867
Deutsche Post AG (Registered)	148,939	4,079,277
Deutsche Telekom AG (Registered)	183,163	3,111,327
Deutsche Wohnen SE	19,475	892,668
E.ON SE	122,715	1,213,224
Evonik Industries AG	9,693	242,095
Fraport AG Frankfurt Airport Services Worldwide	2,176	155,536
Fresenius Medical Care AG & Co. KGaA	38,354	2,491,326
Fresenius SE & Co. KGaA	23,194	1,121,143
FUCHS PETROLUB SE (Preference) (q)	4,222	174,042
GEA Group AG	57,683	1,487,481
Hannover Rueck SE	3,355	452,252
HeidelbergCement AG	34,190	2,090,992
Henkel AG & Co. KGaA	5,642	554,857
Henkel AG & Co. KGaA (Preference) (q)	9,933	1,084,678
HOCHTIEF AG	1,124	151,494
HUGO BOSS AG	3,686	227,331
Infineon Technologies AG	61,566	1,225,084
Innogy SE*	7,633	324,690
KION Group AG	3,646	185,051
Kloeckner & Co. SE	7,899	54,822
LANXESS AG	4,512	207,821
Merck KGaA	31,515	3,251,677
METRO AG	10,574	162,581
MTU Aero Engines AG	2,844	516,560
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	8,218	1,793,426
OSRAM Licht AG	5,032	218,471
Porsche Automobil Holding SE (Preference) (q)	8,251	488,470
ProSiebenSat.1 Media SE	13,328	237,049
Puma SE	354	173,394
Rheinmetall AG	42,834	3,782,355
RWE AG	28,566	621,013
SAP SE	148,218	14,763,952
Sartorius AG (Preference) (q)	2,025	252,875
Siemens AG (Registered)	42,040	4,688,691
Siemens Healthineers AG (m)*	8,627	361,209
Symrise AG	23,973	1,771,580
Telefonica Deutschland Holding AG	35,709	139,721
thyssenkrupp AG	24,655	423,166
TUI AG	24,981	358,514
Uniper SE	11,728	303,641
United Internet AG (Registered)	6,791	297,074
Volkswagen AG	1,674	266,720
Volkswagen AG (Preference) (q)	10,184	1,620,616
Vonovia SE	64,437	2,924,532
Wirecard AG	6,545	996,359
Zalando SE (m)*	5,872	150,904

		96,651,570

Hong Kong (2.3%)
AIA Group Ltd.	1,259,052	10,357,287
ASM Pacific Technology Ltd.	17,607	168,718
Bank of East Asia Ltd. (The)	69,027	218,476
CK Asset Holdings Ltd.	139,705	1,015,901
CK Hutchison Holdings Ltd.	147,205	1,406,734
CK Infrastructure Holdings Ltd.	39,340	296,951
CLP Holdings Ltd.	90,564	1,020,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Dah Sing Financial Holdings Ltd. (x)	354,800	$1,748,766
Dairy Farm International Holdings Ltd.	19,300	174,306
Hang Lung Group Ltd.	43,000	109,246
Hang Lung Properties Ltd.	123,438	235,282
Hang Seng Bank Ltd.	42,674	953,144
Henderson Land Development Co. Ltd.	73,551	364,621
HK Electric Investments & HK Electric Investments Ltd. (m)	160,500	161,733
HKT Trust & HKT Ltd.	188,042	270,742
Hong Kong & China Gas Co. Ltd.	511,646	1,055,948
Hong Kong Exchanges & Clearing Ltd.	65,639	1,883,638
Hongkong Land Holdings Ltd.	61,500	378,225
Hysan Development Co. Ltd.	34,907	165,513
Jardine Matheson Holdings Ltd.	11,800	831,664
Jardine Strategic Holdings Ltd.	11,800	430,582
Kerry Properties Ltd.	36,732	124,796
Link REIT (REIT)	115,999	1,168,181
Melco Resorts & Entertainment Ltd. (ADR)	12,680	223,422
MTR Corp. Ltd.	80,618	424,288
New World Development Co. Ltd.	331,238	435,132
NWS Holdings Ltd.	91,062	186,880
PCCW Ltd.	225,559	129,763
Power Assets Holdings Ltd.	76,996	534,551
Shangri-La Asia Ltd.	59,025	86,967
Sino Land Co. Ltd.	189,239	322,054
Sun Hung Kai Properties Ltd.	183,278	2,598,697
Swire Pacific Ltd., Class A	29,331	308,131
Swire Properties Ltd.	69,200	241,813
Techtronic Industries Co. Ltd.	76,000	400,592
WH Group Ltd. (m)	475,500	362,581
Wharf Holdings Ltd. (The)	74,330	192,831
Wharf Real Estate Investment Co. Ltd.	67,330	400,228
Wheelock & Co. Ltd.	43,116	244,872
Yue Yuen Industrial Holdings Ltd.	47,699	152,212

		31,786,375

India (0.7%)
HDFC Bank Ltd. (ADR)	58,015	6,009,774
ICICI Bank Ltd. (ADR)	253,941	2,613,053
Infosys Ltd. (ADR)	124,136	1,181,774

		9,804,601

Indonesia (0.1%)
Indofood Sukses Makmur Tbk. PT	2,120,900	1,100,455

Ireland (0.7%)
AerCap Holdings NV*	6,933	274,547
AIB Group plc	422,921	1,777,816
Bank of Ireland Group plc	50,706	281,418
CRH plc	153,630	4,049,761
James Hardie Industries plc (CHDI)	24,149	257,167
Kerry Group plc, Class A	8,840	873,268
Kingspan Group plc (x)	8,416	360,462
Paddy Power Betfair plc (Aquis Stock Exchange)	13,118	1,066,905
Paddy Power Betfair plc (Dublin Stock Exchange)	4,670	382,595
Smurfit Kappa Group plc	12,831	340,744

		9,664,683

Israel (0.6%)
Azrieli Group Ltd.	2,018	96,351
Bank Hapoalim BM	61,214	388,200
Bank Leumi Le-Israel BM	86,291	522,446
Bezeq The Israeli Telecommunication Corp. Ltd.	132,998	130,075
Check Point Software Technologies Ltd.*	25,982	2,667,052
Elbit Systems Ltd.	1,207	138,701
Israel Chemicals Ltd.	29,531	167,916
Mellanox Technologies Ltd.*	10,930	1,009,714
Mizrahi Tefahot Bank Ltd.	7,555	127,868
Nice Ltd.*	3,624	392,454
Nice Ltd. (ADR)*	10,586	1,145,511
Teva Pharmaceutical Industries Ltd. (ADR)	43,915	677,169
Wix.com Ltd.*	2,391	216,003

		7,679,460

Italy (1.9%)
Assicurazioni Generali SpA	64,000	1,070,941
Atlantia SpA	25,818	534,640
Davide Campari-Milano SpA	29,631	250,790
DiaSorin SpA	16,300	1,320,692
Enel SpA	446,724	2,577,183
Eni SpA	315,778	4,972,919
Ferrari NV	6,847	681,099
Intesa Sanpaolo SpA	1,784,722	3,955,436
Leonardo SpA	20,725	182,425
Mediobanca Banca di Credito Finanziario SpA	32,165	271,981
Moncler SpA	10,189	340,474
Pirelli & C SpA (m)*	22,778	146,481
Poste Italiane SpA (m)(x)	27,351	219,513
PRADA SpA	541,100	1,768,343
Prysmian SpA	163,928	3,178,544
Recordati SpA	6,401	222,182
Snam SpA	128,108	560,756
Telecom Italia SpA*	1,011,688	532,566
Terna Rete Elettrica Nazionale SpA	70,174	398,351
UniCredit SpA	285,790	3,241,981

		26,427,297

Japan (14.5%)
ABC-Mart, Inc.	1,940	107,446
Acom Co. Ltd.	25,000	82,261
Aeon Co. Ltd.	33,352	656,378
AEON Financial Service Co. Ltd.	76,838	1,380,300
Aeon Mall Co. Ltd.	5,768	92,279
AGC, Inc.	10,150	314,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Air Water, Inc.	8,800	$132,213
Aisin Seiki Co. Ltd.	9,138	315,313
Ajinomoto Co., Inc.	26,068	462,461
Alfresa Holdings Corp.	10,864	281,066
Alps Alpine Co. Ltd.	10,300	198,930
Amada Holdings Co. Ltd.	17,548	156,511
ANA Holdings, Inc.	6,130	220,972
Aozora Bank Ltd.	6,791	201,379
Asahi Group Holdings Ltd.	19,787	772,869
Asahi Intecc Co. Ltd.	5,400	229,850
Asahi Kasei Corp.	70,378	718,075
Asics Corp.	7,848	99,473
Astellas Pharma, Inc.	103,350	1,315,245
Bandai Namco Holdings, Inc.	32,619	1,455,360
Bank of Kyoto Ltd. (The)	2,616	107,287
Benesse Holdings, Inc.	4,374	111,221
Bridgestone Corp.	33,564	1,288,131
Brother Industries Ltd.	12,515	183,699
Calbee, Inc.	4,300	134,379
Canon, Inc. (x)	55,630	1,532,852
Casio Computer Co. Ltd.	10,527	126,106
Central Japan Railway Co.	7,900	1,678,655
Chiba Bank Ltd. (The)	34,472	191,150
Chubu Electric Power Co., Inc.	33,254	472,873
Chugai Pharmaceutical Co. Ltd.	50,447	2,914,189
Chugoku Electric Power Co., Inc. (The)	16,662	216,035
Coca-Cola Bottlers Japan, Inc.	6,600	197,027
Concordia Financial Group Ltd.	58,600	223,441
Credit Saison Co. Ltd.	8,716	101,640
CyberAgent, Inc.	5,800	226,480
Dai Nippon Printing Co. Ltd.	12,981	270,097
Daicel Corp.	13,455	138,268
Daifuku Co. Ltd.	5,800	261,451
Dai-ichi Life Holdings, Inc.	60,100	931,267
Daiichi Sankyo Co. Ltd.	31,587	1,015,431
Daikin Industries Ltd.	13,723	1,444,086
Daito Trust Construction Co. Ltd.	4,038	551,528
Daiwa House Industry Co. Ltd.	84,458	2,682,349
Daiwa House REIT Investment Corp. (REIT)	90	201,464
Daiwa Securities Group, Inc.	87,676	447,051
DeNA Co. Ltd.	6,800	113,158
Denso Corp.	91,512	4,061,309
Dentsu, Inc.	12,274	545,638
Disco Corp.	1,600	184,664
Don Quijote Holdings Co. Ltd.	6,700	415,642
East Japan Railway Co.	17,025	1,513,243
Eisai Co. Ltd.	13,854	1,078,732
Electric Power Development Co. Ltd.	7,703	182,451
FamilyMart UNY Holdings Co. Ltd.	3,504	442,681
FANUC Corp.	10,544	1,585,161
Fast Retailing Co. Ltd.	3,016	1,542,796
Fuji Electric Co. Ltd.	5,457	159,123
FUJIFILM Holdings Corp.	20,968	809,128
Fujitsu Ltd.	10,774	675,431
Fukuoka Financial Group, Inc.	8,996	181,407
Hakuhodo DY Holdings, Inc.	9,660	137,075
Hamamatsu Photonics KK	7,400	250,380
Hankyu Hanshin Holdings, Inc.	13,000	435,372
Hikari Tsushin, Inc.	1,100	173,039
Hino Motors Ltd.	15,530	145,836
Hirose Electric Co. Ltd.	1,567	155,084
Hisamitsu Pharmaceutical Co., Inc.	3,367	183,742
Hitachi Chemical Co. Ltd.	4,688	70,016
Hitachi Construction Machinery Co. Ltd.	6,151	142,471
Hitachi High-Technologies Corp.	3,418	106,616
Hitachi Ltd.	187,342	4,979,888
Hitachi Metals Ltd.	12,486	129,662
Honda Motor Co. Ltd.	142,604	3,726,407
Hoshizaki Corp.	3,200	196,023
Hoya Corp.	21,302	1,302,027
Hulic Co. Ltd.	18,800	168,232
Idemitsu Kosan Co. Ltd.	5,960	196,437
IHI Corp.	8,183	224,615
Iida Group Holdings Co. Ltd.	9,300	162,490
Inpex Corp.	54,200	483,691
Isetan Mitsukoshi Holdings Ltd.	17,448	192,623
Isuzu Motors Ltd.	29,769	415,642
ITOCHU Corp.	78,232	1,319,456
J Front Retailing Co. Ltd.	13,734	158,746
Japan Airlines Co. Ltd.	6,758	239,362
Japan Airport Terminal Co. Ltd.	2,300	79,428
Japan Exchange Group, Inc.	29,100	467,339
Japan Post Bank Co. Ltd.	18,800	206,411
Japan Post Holdings Co. Ltd.	87,300	1,003,726
Japan Prime Realty Investment Corp. (REIT)	43	163,289
Japan Real Estate Investment Corp. (REIT)	75	421,178
Japan Retail Fund Investment Corp. (REIT)	147	294,338
Japan Tobacco, Inc.	131,000	3,107,964
JFE Holdings, Inc.	27,976	445,121
JGC Corp.	12,626	176,251
JSR Corp.	10,518	157,172
JTEKT Corp.	12,482	138,130
JXTG Holdings, Inc.	168,838	884,941
Kajima Corp.	23,669	317,279
Kakaku.com, Inc.	7,000	123,108
Kamigumi Co. Ltd.	5,952	121,450
Kaneka Corp.	2,928	104,635
Kansai Electric Power Co., Inc. (The)	38,323	575,452
Kansai Paint Co. Ltd.	10,052	192,919
Kao Corp.	50,067	3,691,235
Kawasaki Heavy Industries Ltd.	7,584	161,275
KDDI Corp.	97,400	2,321,049
Keihan Holdings Co. Ltd.	5,600	227,795
Keikyu Corp.	12,332	203,166
Keio Corp.	5,569	325,935
Keisei Electric Railway Co. Ltd.	6,777	210,973
Keyence Corp.	5,366	2,704,360
Kikkoman Corp.	8,423	452,024
Kintetsu Group Holdings Co. Ltd.	9,598	415,346
Kirin Holdings Co. Ltd.	45,191	950,587

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Kobayashi Pharmaceutical Co. Ltd.	2,800	$191,761
Kobe Steel Ltd.	19,209	133,040
Koito Manufacturing Co. Ltd.	5,400	275,468
Komatsu Ltd.	109,472	2,331,939
Konami Holdings Corp.	4,988	219,641
Konica Minolta, Inc.	25,136	225,606
Kose Corp.	1,700	269,610
Kubota Corp.	54,008	760,477
Kuraray Co. Ltd.	17,492	245,401
Kurita Water Industries Ltd.	5,914	142,073
Kyocera Corp.	17,908	890,549
Kyowa Hakko Kirin Co. Ltd.	14,267	268,092
Kyushu Electric Power Co., Inc. (x)	21,588	256,697
Kyushu Railway Co.	8,500	286,358
Lawson, Inc.	3,080	195,568
LINE Corp. (x)*	2,800	95,716
Lion Corp.	12,800	264,022
LIXIL Group Corp.	15,323	191,307
M3, Inc.	23,400	317,087
Makita Corp.	12,692	449,444
Marubeni Corp.	84,268	586,407
Marui Group Co. Ltd.	11,386	220,182
Maruichi Steel Tube Ltd.	3,516	110,658
Mazda Motor Corp.	28,235	290,441
McDonald’s Holdings Co. Japan Ltd. (x)	3,980	169,567
Mebuki Financial Group, Inc.	43,851	115,757
Medipal Holdings Corp.	9,622	208,140
Meiji Holdings Co. Ltd.	6,932	564,858
Minebea Mitsumi, Inc.	20,800	298,688
MISUMI Group, Inc. (x)	15,900	331,831
Mitsubishi Chemical Holdings Corp.	72,959	548,882
Mitsubishi Corp.	73,984	2,019,239
Mitsubishi Electric Corp.	100,971	1,106,936
Mitsubishi Estate Co. Ltd.	65,011	1,018,784
Mitsubishi Gas Chemical Co., Inc.	8,955	133,783
Mitsubishi Heavy Industries Ltd.	17,225	618,719
Mitsubishi Materials Corp. (x)	5,681	148,939
Mitsubishi Motors Corp.	35,821	197,769
Mitsubishi Tanabe Pharma Corp.	12,090	173,698
Mitsubishi UFJ Financial Group, Inc.	645,916	3,185,102
Mitsubishi UFJ Lease & Finance Co. Ltd.	20,200	96,791
Mitsui & Co. Ltd.	90,954	1,409,621
Mitsui Chemicals, Inc.	10,457	234,618
Mitsui Fudosan Co. Ltd.	49,627	1,099,604
Mitsui OSK Lines Ltd.	6,056	131,581
Mizuho Financial Group, Inc.	1,323,352	2,062,537
MonotaRO Co. Ltd.	6,900	168,266
MS&AD Insurance Group Holdings, Inc.	26,336	747,556
Murata Manufacturing Co. Ltd.	9,971	1,373,879
Nabtesco Corp.	6,400	137,702
Nagoya Railroad Co. Ltd.	10,500	278,483
NEC Corp.	13,974	418,350
Nexon Co. Ltd.	23,600	301,481
NGK Insulators Ltd.	14,967	201,762
NGK Spark Plug Co. Ltd.	8,948	176,513
NH Foods Ltd.	5,537	208,145
Nidec Corp.	12,392	1,420,182
Nikon Corp.	17,659	261,680
Nintendo Co. Ltd.	6,139	1,621,990
Nippon Building Fund, Inc. (REIT)	77	484,929
Nippon Electric Glass Co. Ltd.	5,204	126,534
Nippon Express Co. Ltd.	4,142	230,106
Nippon Paint Holdings Co. Ltd. (x)	8,300	281,434
Nippon Prologis REIT, Inc. (REIT)	90	189,990
Nippon Steel & Sumitomo Metal Corp.	41,629	711,849
Nippon Telegraph & Telephone Corp.	37,658	1,533,285
Nippon Yusen KK	8,944	138,584
Nissan Chemical Corp.	6,700	348,775
Nissan Motor Co. Ltd.	129,447	1,043,320
Nisshin Seifun Group, Inc.	10,461	215,960
Nissin Foods Holdings Co. Ltd.	3,506	220,009
Nitori Holdings Co. Ltd.	4,350	540,340
Nitto Denko Corp.	9,011	449,902
Nomura Holdings, Inc.	189,108	721,028
Nomura Real Estate Holdings, Inc.	6,775	123,611
Nomura Real Estate Master Fund, Inc. (REIT)	205	269,781
Nomura Research Institute Ltd.	6,459	237,432
NSK Ltd.	19,470	166,910
NTT Data Corp.	35,200	384,577
NTT DOCOMO, Inc.	72,700	1,632,477
Obayashi Corp.	34,766	312,173
Obic Co. Ltd.	17,900	1,369,902
Odakyu Electric Railway Co. Ltd.	16,051	351,768
Oji Holdings Corp.	45,512	232,945
Olympus Corp.	16,352	500,014
Omron Corp.	52,544	1,893,849
Ono Pharmaceutical Co. Ltd.	21,675	438,661
Oracle Corp. Japan	2,240	141,726
Oriental Land Co. Ltd.	10,944	1,111,154
ORIX Corp.	73,810	1,072,432
Osaka Gas Co. Ltd.	18,673	341,203
Otsuka Corp.	5,634	154,245
Otsuka Holdings Co. Ltd.	21,800	889,619
Panasonic Corp.	122,686	1,100,822
Park24 Co. Ltd.	6,300	139,257
Persol Holdings Co. Ltd.	10,300	151,267
Pigeon Corp.	6,400	276,350
Pola Orbis Holdings, Inc. (x)	4,800	128,589
Rakuten, Inc. (x)	48,000	319,164
Recruit Holdings Co. Ltd.	60,100	1,438,840
Renesas Electronics Corp.*	48,000	220,160
Resona Holdings, Inc.	118,859	568,565
Ricoh Co. Ltd.	36,380	355,805
Rinnai Corp.	2,084	136,474
Rohm Co. Ltd.	5,426	342,802
Ryohin Keikaku Co. Ltd.	1,300	316,380
Sankyo Co. Ltd.	2,798	105,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Santen Pharmaceutical Co. Ltd.	19,455	$278,420
SBI Holdings, Inc.	11,560	225,647
Secom Co. Ltd.	51,327	4,237,728
Sega Sammy Holdings, Inc.	10,375	146,304
Seibu Holdings, Inc.	11,500	199,480
Seiko Epson Corp.	16,000	224,503
Sekisui Chemical Co. Ltd.	20,314	300,572
Sekisui House Ltd.	33,170	486,332
Seven & i Holdings Co. Ltd.	41,012	1,785,760
Seven Bank Ltd.	30,200	86,134
Sharp Corp.	8,500	86,375
Shimadzu Corp.	12,640	247,339
Shimamura Co. Ltd.	1,246	95,770
Shimano, Inc.	3,936	559,558
Shimizu Corp.	32,810	269,642
Shin-Etsu Chemical Co. Ltd.	19,964	1,538,043
Shinsei Bank Ltd.	8,417	99,623
Shionogi & Co. Ltd.	15,107	856,622
Shiseido Co. Ltd.	20,822	1,293,775
Shizuoka Bank Ltd. (The)	25,424	197,888
Showa Denko KK (x)	7,500	219,990
Showa Shell Sekiyu KK	10,575	148,091
SMC Corp.	8,048	2,403,940
SoftBank Group Corp.	78,072	5,146,097
Sohgo Security Services Co. Ltd.	3,600	169,490
Sompo Holdings, Inc.	17,927	605,119
Sony Corp.	119,164	5,738,568
Sony Financial Holdings, Inc.	10,000	185,614
Stanley Electric Co. Ltd.	7,284	203,134
Subaru Corp.	34,180	729,665
SUMCO Corp.	13,700	154,479
Sumitomo Chemical Co. Ltd.	85,158	416,453
Sumitomo Corp.	61,728	870,798
Sumitomo Dainippon Pharma Co. Ltd.	8,392	270,278
Sumitomo Electric Industries Ltd.	40,860	539,401
Sumitomo Heavy Industries Ltd.	5,556	163,794
Sumitomo Metal Mining Co. Ltd.	13,291	353,500
Sumitomo Mitsui Financial Group, Inc.	73,052	2,409,024
Sumitomo Mitsui Trust Holdings, Inc.	18,633	678,221
Sumitomo Realty & Development Co. Ltd.	19,526	713,162
Sumitomo Rubber Industries Ltd.	9,636	114,680
Sundrug Co. Ltd.	48,800	1,451,581
Suntory Beverage & Food Ltd.	8,100	365,598
Suzuken Co. Ltd.	4,306	221,001
Suzuki Motor Corp.	19,036	963,231
Sysmex Corp. (x)	8,900	429,399
T&D Holdings, Inc.	29,968	345,723
Taiheiyo Cement Corp.	7,000	215,443
Taisei Corp.	11,836	503,209
Taisho Pharmaceutical Holdings Co. Ltd.	1,771	176,074
Taiyo Nippon Sanso Corp.	6,700	110,314
Takashimaya Co. Ltd.	6,977	88,658
Takeda Pharmaceutical Co. Ltd. (x)	39,623	1,344,438
TDK Corp. (x)	7,171	510,256
Teijin Ltd.	11,050	175,915
Terumo Corp.	50,300	2,825,825
THK Co. Ltd.	7,008	130,229
Tobu Railway Co. Ltd.	10,098	270,856
Toho Co. Ltd.	6,646	240,177
Toho Gas Co. Ltd.	3,718	156,669
Tohoku Electric Power Co., Inc.	22,759	299,145
Tokio Marine Holdings, Inc.	36,715	1,745,268
Tokyo Electric Power Co. Holdings, Inc.*	78,358	463,389
Tokyo Electron Ltd.	8,636	990,804
Tokyo Gas Co. Ltd.	21,842	552,375
Tokyu Corp.	27,205	442,142
Tokyu Fudosan Holdings Corp.	28,992	143,919
Toppan Printing Co. Ltd.	13,955	204,228
Toray Industries, Inc.	385,474	2,693,250
Toshiba Corp.	36,368	1,032,384
Tosoh Corp.	13,300	172,089
TOTO Ltd.	38,433	1,321,121
Toyo Seikan Group Holdings Ltd.	9,004	205,396
Toyo Suisan Kaisha Ltd.	4,556	158,995
Toyoda Gosei Co. Ltd.	3,542	70,618
Toyota Industries Corp.	8,318	382,757
Toyota Motor Corp.	125,550	7,292,041
Toyota Tsusho Corp.	11,314	332,754
Trend Micro, Inc.	6,782	367,048
Tsuruha Holdings, Inc.	2,100	180,136
Unicharm Corp.	21,882	706,943
United Urban Investment Corp. (REIT)	153	237,242
USS Co. Ltd.	13,210	220,473
West Japan Railway Co.	9,200	649,747
Yahoo Japan Corp.	162,100	407,228
Yakult Honsha Co. Ltd. (x)	6,407	449,210
Yamada Denki Co. Ltd.	39,220	187,911
Yamaguchi Financial Group, Inc.	11,763	112,433
Yamaha Corp.	7,879	334,514
Yamaha Motor Co. Ltd. (x)	15,032	292,558
Yamato Holdings Co. Ltd.	17,536	477,878
Yamazaki Baking Co. Ltd.	6,071	127,176
Yaskawa Electric Corp.	13,640	330,318
Yokogawa Electric Corp.	13,003	223,036
Yokohama Rubber Co. Ltd. (The)	7,500	139,902
ZOZO, Inc.	11,100	200,355

		203,661,177

Luxembourg (0.1%)
ArcelorMittal	36,194	746,795
Eurofins Scientific SE (x)	629	233,585
RTL Group SA	2,148	114,971
SES SA (FDR)	20,650	395,527
Tenaris SA	25,834	276,922

		1,767,800

Macau (0.1%)
Galaxy Entertainment Group Ltd.	133,000	834,803
MGM China Holdings Ltd. (x)	48,800	82,143

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sands China Ltd.	132,800	$575,093
SJM Holdings Ltd.	95,000	87,585
Wynn Macau Ltd.	90,800	195,387

		1,775,011

Malta (0.0%)
BGP Holdings plc (r)*	1,331,785	—

Mexico (0.3%)
Fresnillo plc	14,164	154,806
Grupo Financiero Banorte SAB de CV, Class O	663,631	3,234,449
Grupo Financiero Inbursa SAB de CV, Class O	212,449	305,834
Grupo Mexico SAB de CV	183,860	378,353

		4,073,442

Netherlands (3.5%)
ABN AMRO Group NV (CVA) (m)	120,701	2,827,220
Aegon NV	96,320	447,767
Akzo Nobel NV	45,968	3,695,027
ASML Holding NV	22,525	3,514,507
EXOR NV	6,319	341,462
Heineken Holding NV	6,478	545,212
Heineken NV	45,023	3,968,209
ING Groep NV	213,689	2,290,068
Koninklijke Ahold Delhaize NV	67,936	1,713,861
Koninklijke DSM NV	10,115	823,021
Koninklijke KPN NV	180,087	526,344
Koninklijke Philips NV	153,868	5,422,780
Koninklijke Vopak NV	3,559	161,224
NN Group NV	16,797	667,256
NXP Semiconductors NV	19,063	1,396,937
Randstad NV	6,670	305,063
Royal Dutch Shell plc, Class A	476,466	13,979,814
Royal Dutch Shell plc, Class B	205,830	6,124,836
Wolters Kluwer NV	16,059	948,337

		49,698,945

New Zealand (0.1%)
a2 Milk Co. Ltd.*	41,658	308,064
Auckland International Airport Ltd.	58,123	278,994
Fisher & Paykel Healthcare Corp. Ltd.	33,247	288,279
Fletcher Building Ltd.	51,183	167,580
Meridian Energy Ltd.	63,728	145,054
Ryman Healthcare Ltd.	17,319	124,453
Spark New Zealand Ltd.	102,301	284,130

		1,596,554

Norway (0.9%)
Aker BP ASA	6,152	155,791
DNB ASA	244,098	3,915,317
Equinor ASA	64,845	1,382,897
Equinor ASA (ADR)	138,278	2,927,345
Gjensidige Forsikring ASA	12,053	187,725
Marine Harvest ASA	20,619	434,051
Norsk Hydro ASA	446,937	2,022,885
Orkla ASA	44,717	351,631
Schibsted ASA, Class B	5,490	166,554
Telenor ASA	41,665	804,297
Yara International ASA	10,212	391,974

		12,740,467

Peru (0.1%)
Credicorp Ltd.	4,800	1,064,016

Portugal (0.1%)
EDP – Energias de Portugal SA	136,683	476,811
Galp Energia SGPS SA	27,345	433,014
Jeronimo Martins SGPS SA	15,122	179,035

		1,088,860

Singapore (1.2%)
Ascendas REIT (REIT)	134,766	253,394
CapitaLand Commercial Trust (REIT)	132,904	170,292
CapitaLand Ltd.	148,202	337,059
CapitaLand Mall Trust (REIT)	144,167	238,530
City Developments Ltd.	16,680	98,986
ComfortDelGro Corp. Ltd.	110,350	173,292
DBS Group Holdings Ltd.	552,860	9,552,034
Genting Singapore Ltd.	314,238	224,950
Golden Agri-Resources Ltd.	271,013	48,580
Jardine Cycle & Carriage Ltd.	5,976	154,267
Keppel Corp. Ltd.	82,885	360,109
Oversea-Chinese Banking Corp. Ltd.	175,452	1,441,107
SATS Ltd.	32,300	110,690
Sembcorp Industries Ltd.	51,812	96,756
Singapore Airlines Ltd.	30,082	207,115
Singapore Exchange Ltd.	47,502	248,214
Singapore Press Holdings Ltd.	101,323	174,097
Singapore Technologies Engineering Ltd.	88,919	226,766
Singapore Telecommunications Ltd.	455,219	976,437
Suntec REIT (REIT)	108,300	141,110
United Overseas Bank Ltd.	74,621	1,337,492
UOL Group Ltd.	19,174	86,756
Venture Corp. Ltd.	15,600	158,093
Wilmar International Ltd.	97,955	224,421

		17,040,547

South Africa (0.4%)
Anglo American plc	171,845	3,798,815
Investec plc	39,659	221,276
Naspers Ltd., Class N	10,675	2,120,454

		6,140,545

South Korea (0.4%)
NAVER Corp.*	10,381	1,131,090
Samsung Electronics Co. Ltd.	138,125	4,779,218

		5,910,308

Spain (2.0%)
ACS Actividades de Construccion y Servicios SA	14,186	545,357
Aena SME SA (m)	3,768	584,217
Amadeus IT Group SA	109,178	7,601,971
Banco Bilbao Vizcaya Argentaria SA	365,311	1,927,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Banco de Sabadell SA	320,532	$364,701
Banco Santander SA	1,212,668	5,472,582
Bankia SA (x)	58,720	170,992
Bankinter SA	37,601	300,518
CaixaBank SA	200,085	720,127
Enagas SA	12,401	334,859
Endesa SA	18,338	422,060
Ferrovial SA	27,633	557,320
Grifols SA	15,799	412,674
Iberdrola SA	332,284	2,658,751
Industria de Diseno Textil SA	60,796	1,549,877
Mapfre SA	63,384	168,009
Naturgy Energy Group SA	18,926	480,149
Red Electrica Corp. SA	24,703	550,250
Repsol SA	74,774	1,202,020
Siemens Gamesa Renewable Energy SA (x)*	11,942	144,695
Telefonica SA	255,205	2,153,994

		28,322,144

Sweden (1.3%)
Alfa Laval AB	16,161	345,011
Assa Abloy AB, Class B	137,844	2,464,551
Atlas Copco AB, Class A*	36,954	882,852
Atlas Copco AB, Class B*	20,561	450,801
Boliden AB*	14,852	323,026
Electrolux AB	12,810	271,410
Epiroc AB, Class A*	36,954	350,950
Epiroc AB, Class B*	22,232	199,007
Essity AB, Class B	33,723	828,714
Hennes & Mauritz AB, Class B (x)	48,861	694,001
Hexagon AB, Class B	13,906	641,860
Husqvarna AB, Class B	24,111	179,266
ICA Gruppen AB	4,300	153,847
Industrivarden AB, Class C	9,665	196,071
Investor AB, Class B	25,394	1,079,329
Kinnevik AB, Class B	13,653	330,344
L E Lundbergforetagen AB, Class B	3,641	107,622
Lundin Petroleum AB	11,077	276,939
Sandvik AB	62,941	900,588
Securitas AB, Class B	17,053	274,171
Skandinaviska Enskilda Banken AB, Class A	86,744	844,390
Skanska AB, Class B	18,271	291,727
SKF AB, Class B	19,671	299,536
Svenska Handelsbanken AB, Class A	85,140	943,155
Swedbank AB, Class A	50,489	1,125,500
Swedish Match AB	10,155	400,359
Tele2 AB, Class B	25,957	331,675
Telefonaktiebolaget LM Ericsson, Class B	170,529	1,503,043
Telia Co. AB	150,467	714,016
Volvo AB, Class B	84,669	1,113,288

		18,517,049

Switzerland (7.4%)
ABB Ltd. (Registered)	101,276	1,930,885
Adecco Group AG (Registered)	8,696	407,242
Baloise Holding AG (Registered)	2,594	358,042
Barry Callebaut AG (Registered)	128	199,049
Chocoladefabriken Lindt & Spruengli AG	56	347,872
Chocoladefabriken Lindt & Spruengli AG (Registered)	6	447,177
Cie Financiere Richemont SA (Registered)	28,554	1,835,092
Clariant AG (Registered)	11,104	204,881
Coca-Cola HBC AG	10,719	333,530
Credit Suisse Group AG (Registered)*	445,748	4,912,206
Credit Suisse Group AG (ADR)*	164,418	1,785,580
Dufry AG (Registered) (x)	1,802	171,143
EMS-Chemie Holding AG (Registered)	436	207,609
Geberit AG (Registered)	2,065	804,520
Givaudan SA (Registered)	515	1,194,501
Glencore plc	627,048	2,312,780
Julius Baer Group Ltd.	85,525	3,056,132
Kuehne + Nagel International AG (Registered)	2,964	382,096
LafargeHolcim Ltd. (Registered)*	25,792	1,065,783
Lonza Group AG (Registered)*	16,677	4,335,636
Nestle SA (Registered)	297,227	24,164,807
Novartis AG (Registered)	160,554	13,751,190
Novartis AG (ADR)	44,818	3,845,833
Pargesa Holding SA	1,595	115,222
Partners Group Holding AG	1,001	608,440
Roche Holding AG	76,050	18,805,206
Schindler Holding AG	2,194	435,887
Schindler Holding AG (Registered)	1,075	209,061
SGS SA (Registered)	295	664,636
Sika AG (Registered)	14,629	1,859,249
Sonova Holding AG (Registered)	2,961	482,795
STMicroelectronics NV	76,640	1,093,699
Straumann Holding AG (Registered)	583	368,753
Swatch Group AG (The)	1,719	502,885
Swatch Group AG (The) (Registered)	2,977	172,564
Swiss Life Holding AG (Registered)	1,840	710,200
Swiss Prime Site AG (Registered)	3,965	321,242
Swiss Re AG	16,748	1,538,839
Swisscom AG (Registered)	1,464	700,609
Temenos Group AG (Registered)	3,429	413,236
UBS Group AG (Registered)*	374,469	4,674,482
Vifor Pharma AG	2,560	277,857
Zurich Insurance Group AG*	8,317	2,485,033

		104,493,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Taiwan (0.9%)
ASE Technology Holding Co. Ltd. (ADR)	505,778	$1,896,667
Hon Hai Precision Industry Co. Ltd.*	727,040	1,678,096
MediaTek, Inc.	97,000	715,348
Taiwan Semiconductor Manufacturing Co. Ltd.	499,000	3,622,380
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	133,585	4,930,622

		12,843,113

United Arab Emirates (0.0%)
NMC Health plc	5,921	206,978

United Kingdom (10.2%)
3i Group plc	53,100	521,361
Admiral Group plc	11,187	290,805
Ashtead Group plc	53,009	1,098,261
Associated British Foods plc	19,204	499,456
AstraZeneca plc	122,640	9,171,690
Auto Trader Group plc (m)	54,055	311,977
Aviva plc	215,273	1,026,733
Babcock International Group plc (x)	14,349	89,497
BAE Systems plc	175,343	1,023,393
Barclays plc	2,057,726	3,947,178
Barratt Developments plc	58,091	342,892
Berkeley Group Holdings plc	7,190	318,913
BP plc	1,097,861	6,926,872
British American Tobacco plc	126,050	4,019,632
British Land Co. plc (The) (REIT)	49,534	336,585
BT Group plc	459,254	1,390,175
Bunzl plc	19,160	576,501
Burberry Group plc	69,225	1,523,028
Centrica plc	296,579	509,982
CNH Industrial NV	57,698	519,080
Coca-Cola European Partners plc	8,534	391,284
Compass Group plc	153,907	3,231,229
ConvaTec Group plc (m)	71,676	126,603
Croda International plc	31,139	1,849,651
DCC plc	5,003	380,316
Diageo plc	435,654	15,484,678
Direct Line Insurance Group plc	80,440	325,806
easyJet plc	8,971	125,938
Experian plc	135,890	3,302,770
Fiat Chrysler Automobiles NV*	60,104	873,837
G4S plc	88,134	220,570
GlaxoSmithKline plc	272,572	5,173,323
GVC Holdings plc	31,240	268,511
Hammerson plc (REIT)	43,775	183,319
Hargreaves Lansdown plc	15,029	354,106
HSBC Holdings plc	1,414,491	11,607,837
Imperial Brands plc	52,036	1,573,568
Informa plc	67,238	539,162
InterContinental Hotels Group plc	9,658	519,783
International Consolidated Airlines Group SA	34,255	271,850
Intertek Group plc	22,539	1,372,174
ITV plc	1,061,804	1,685,067
J Sainsbury plc	82,144	276,992
John Wood Group plc	35,870	229,666
Johnson Matthey plc	10,716	382,336
Just Eat plc*	32,816	245,464
Kingfisher plc (x)	116,131	307,236
Land Securities Group plc (REIT)	42,338	434,011
Legal & General Group plc	330,352	969,345
Linde plc	24,010	3,812,476
Lloyds Banking Group plc	3,909,023	2,582,987
London Stock Exchange Group plc	17,398	897,825
Marks & Spencer Group plc	84,964	267,788
Meggitt plc	44,550	266,507
Melrose Industries plc (x)	264,129	546,944
Merlin Entertainments plc (m)	40,761	164,967
Micro Focus International plc	23,251	406,381
Mondi plc	20,447	423,096
National Grid plc	187,763	1,815,774
Next plc	7,798	396,843
Pearson plc	44,454	529,958
Persimmon plc	16,931	414,800
Prudential plc	317,298	5,669,185
Reckitt Benckiser Group plc	80,803	6,170,603
RELX plc (London Stock Exchange)	54,789	1,125,307
RELX plc (Turquoise Stock Exchange)	166,736	3,432,485
Rolls-Royce Holdings plc	301,967	3,177,760
Rolls-Royce Holdings plc (Preference) (q)(r)*	13,303,154	16,956
Royal Bank of Scotland Group plc	259,840	714,448
Royal Mail plc	50,982	176,993
RSA Insurance Group plc	54,426	355,115
Sage Group plc (The)	57,162	437,642
Schroders plc	7,468	231,608
Segro plc (REIT)	55,303	414,826
Severn Trent plc	13,862	320,261
Smith & Nephew plc	47,411	881,770
Smiths Group plc	22,700	393,022
SSE plc	55,663	765,324
St James’s Place plc	28,001	335,493
Standard Chartered plc	154,821	1,196,716
Standard Life Aberdeen plc (x)	123,597	404,414
Taylor Wimpey plc	184,322	318,825
Tesco plc	542,407	1,314,328
Unilever NV (CVA)	107,008	5,814,279
Unilever plc	62,153	3,252,943
United Utilities Group plc	37,913	355,024
Vodafone Group plc	1,468,101	2,852,711
Weir Group plc (The)	12,519	205,835
Whitbread plc	10,291	599,061
Wm Morrison Supermarkets plc	126,652	343,279
WPP plc	174,025	1,869,080

		142,822,082

United States (1.9%)
Accenture plc, Class A	14,797	2,086,525
Carnival Corp.	56,015	2,761,539

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Carnival plc	9,853	$472,616
Core Laboratories NV (x)	28,650	1,709,259
Everest Re Group Ltd.	12,985	2,827,614
Ferguson plc	12,740	815,945
ICON plc*	42,882	5,540,783
Invesco Ltd.	47,300	791,802
JBS SA	733,400	2,185,407
Luxoft Holding, Inc.*	15,226	463,175
Mettler-Toledo International, Inc.*	1,522	860,813
QIAGEN NV*	58,705	2,001,740
Schlumberger Ltd.	32,675	1,178,914
Shire plc	50,124	2,912,954

		26,609,086

Total Common Stocks (77.6%) (Cost $905,552,456)		1,089,756,881

EXCHANGE TRADED FUNDS (ETF):
Equity (10.7%)
iShares China Large-Cap ETF (x)	125,210	4,893,207
iShares Core MSCI EAFE ETF	379,600	20,878,000
iShares Core MSCI Emerging Markets ETF	26,000	1,225,900
iShares Currency Hedged MSCI Japan ETF (x)	240,075	6,743,707
iShares Latin America 40 ETF (x)	36,947	1,138,707
iShares MSCI Australia ETF (x)	124,915	2,404,614
iShares MSCI Austria ETF	105,237	1,932,151
iShares MSCI Belgium ETF (x)	81,197	1,326,759
iShares MSCI EAFE ETF (x)	49,766	2,925,245
iShares MSCI France ETF (x)	91,567	2,428,357
iShares MSCI Germany ETF	321,510	8,150,278
iShares MSCI Hong Kong ETF (x)	10,677	240,980
iShares MSCI Indonesia ETF (x)	10,700	265,574
iShares MSCI Ireland ETF (x)	40,000	1,480,236
iShares MSCI Israel ETF	28,900	1,399,338
iShares MSCI Italy ETF (x)	324,924	7,866,410
iShares MSCI Japan ETF (x)	121,470	6,157,314
iShares MSCI Malaysia ETF (x)	9,164	272,812
iShares MSCI Mexico ETF (x)	11,748	483,783
iShares MSCI Netherlands ETF	9,993	262,816
iShares MSCI New Zealand ETF (x)	28,000	1,291,920
iShares MSCI Norway ETF (x)	48,300	1,113,557
iShares MSCI Poland ETF (x)	12,000	276,360
iShares MSCI Singapore ETF (x)	64,563	1,426,842
iShares MSCI Spain ETF (x)	119,721	3,210,917
iShares MSCI Sweden ETF	5,003	141,285
iShares MSCI Turkey ETF (x)	12,184	299,361
SPDR EURO STOXX 50 ETF	9,664	321,521
SPDR Portfolio Developed World ex-US ETF (x)	391,000	10,341,950
SPDR S&P Emerging Asia Pacific ETF	28,279	2,481,765
Vanguard FTSE Developed Markets ETF	190,900	7,082,390
Vanguard FTSE Emerging Markets ETF	157,200	5,989,320
Vanguard FTSE Europe ETF (x)	681,800	33,149,116
Vanguard FTSE Pacific ETF	93,900	5,693,157
Xtrackers MSCI Japan Hedged Equity ETF (x)	108,050	3,922,215

Total Exchange Traded Funds(10.7%) (Cost $149,674,440)		149,217,864

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/9/19* (Cost $34,376)	74,774	34,269

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	1	1

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.8%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $3,182,701, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $3,245,840. (xx)	$3,182,194	3,182,194
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $4,001,874, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $4,080,000. (xx)	4,000,000	4,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $7,003,280, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $7,140,000. (xx)	7,000,000	7,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $6,000,843, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $6,572,855. (xx)	$6,000,000	$6,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $11,005,476, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $12,050,235. (xx)	11,000,000	11,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $8,003,982, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $8,763,807. (xx)	8,000,000	8,000,000

Total Repurchase Agreements		39,182,194

Total Short-Term Investments (2.8%) (Cost $39,182,195)		39,182,195

Total Investments in Securities (91.1%) (Cost $1,094,443,467)		1,278,191,209
Other Assets Less Liabilities (8.9%)		125,638,507

Net Assets (100%)		$1,403,829,716

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $6,949,555 or 0.5% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $53,660,698. This was collateralized by $16,307,138 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $39,182,194 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Sheqel
JPY	— Japanese Yen
KRW	— Korean Republic Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$212,366,330	15.1%
Exchange Traded Funds	149,217,864	10.7
Industrials	141,669,207	10.1
Consumer Staples	130,220,822	9.3
Health Care	129,961,679	9.3
Consumer Discretionary	128,466,791	9.2
Information Technology	90,454,695	6.4
Materials	83,996,946	6.0
Energy	59,365,759	4.2
Communication Services	56,740,197	4.0
Repurchase Agreements	39,182,194	2.8
Real Estate	30,129,149	2.1
Utilities	26,419,575	1.9
Investment Company	1	0.0 #
Cash and Other	125,638,507	8.9

		100.0%

#	Less than 0.05%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	106,540	3,353,795	—	(168,847)	41,082	(930,559)	2,295,471	143,277	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,778	3/2019	EUR	60,584,647	(2,224,214)
FTSE 100 Index	449	3/2019	GBP	38,109,150	(747,945)
SPI 200 Index	154	3/2019	AUD	15,080,027	(90,609)
TOPIX Index	284	3/2019	JPY	38,698,417	(1,954,337)

					(5,017,105)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	7,068,565	USD	64,043	Brown Brothers Harriman & Co.	1/7/2019	472
JPY	19,142,074	USD	174,582	State Street Bank & Trust	1/7/2019	128
EUR	4,212,367	USD	4,821,497	Toronto Dominion Bank	3/15/2019	33,803
GBP	2,178,515	USD	2,761,443	Toronto Dominion Bank	3/15/2019	24,944
JPY	313,119,905	USD	2,776,676	Toronto Dominion Bank	3/15/2019	96,453

Total unrealized appreciation						155,800

USD	947,323	JPY	104,743,600	Toronto Dominion Bank	1/4/2019	(8,411)
USD	524,294	JPY	57,856,864	Toronto Dominion Bank	1/7/2019	(3,768)
AUD	1,661,635	USD	1,201,946	Toronto Dominion Bank	3/15/2019	(30,130)

Total unrealized depreciation						(42,309)

Net unrealized appreciation						113,491

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 13,570,227, CAD 4,262, CHF 15,233, DKK 29,408, EUR 53,232,103, GBP 33,594,370, HKD 14,382, ILS 16,116, JPY 34,227,206, KRW 1, NOK 19,892, NZD 40,119, SEK 3,069 and SGD 14,142.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Australia	$4,120,579	$56,059,944	$—		$60,180,523
Austria	—	6,637,313	—		6,637,313
Belgium	—	6,534,284	—		6,534,284
Brazil	3,105,820	—	—		3,105,820
Canada	9,759,252	—	—		9,759,252
Chile	1,683,132	226,445	—		1,909,577
China	7,989,884	13,298,675	—		21,288,559
Colombia	2,066,277	232,692	—		2,298,969
Czech Republic	—	1,655,961	—		1,655,961
Denmark	—	13,363,310	—		13,363,310
Finland	—	8,595,157	—		8,595,157
France	—	130,942,110	—		130,942,110
Germany	—	96,651,570	—		96,651,570
Hong Kong	1,863,893	29,922,482	—		31,786,375
India	9,804,601	—	—		9,804,601
Indonesia	—	1,100,455	—		1,100,455
Ireland	274,547	9,390,136	—		9,664,683
Israel	5,715,449	1,964,011	—		7,679,460
Italy	—	26,427,297	—		26,427,297
Japan	—	203,661,177	—		203,661,177
Luxembourg	—	1,767,800	—		1,767,800
Macau	—	1,775,011	—		1,775,011
Malta	—	—	—	(a)	—	(a)
Mexico	3,918,636	154,806	—		4,073,442
Netherlands	1,396,937	48,302,008	—		49,698,945
New Zealand	—	1,596,554	—		1,596,554
Norway	2,927,345	9,813,122	—		12,740,467
Peru	1,064,016	—	—		1,064,016
Portugal	—	1,088,860	—		1,088,860
Singapore	—	17,040,547	—		17,040,547
South Africa	—	6,140,545	—		6,140,545
South Korea	—	5,910,308	—		5,910,308
Spain	—	28,322,144	—		28,322,144
Sweden	—	18,517,049	—		18,517,049
Switzerland	5,631,413	98,862,068	—		104,493,481
Taiwan	6,827,289	6,015,824	—		12,843,113
United Arab Emirates	—	206,978	—		206,978
United Kingdom	391,284	142,413,842	16,956		142,822,082
United States	18,220,424	8,388,662	—		26,609,086
Exchange Traded Funds	149,217,864	—	—		149,217,864
Forward Currency Contracts	—	155,800	—		155,800
Right
Spain	—	34,269	—		34,269
Short-Term Investments
Investment Company	1	—	—		1
Repurchase Agreements	—	39,182,194	—		39,182,194

Total Assets	$235,978,643	$1,042,351,410	$16,956		$1,278,347,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Forward Currency Contracts	$—	$(42,309)	$—	$(42,309)
Futures	(5,017,105)	—	—	(5,017,105)

Total Liabilities	$(5,017,105)	$(42,309)	$—	$(5,059,414)

Total	$230,961,538	$1,042,309,101	$16,956	$1,273,287,595

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$155,800

Total		$155,800

	Liability Derivatives
Foreign exchange contracts	Payables	$(42,309)
Equity contracts	Payables, Net assets – Unrealized depreciation	(5,017,105)*

Total		$(5,059,414)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(570,225)	$(570,225)
Equity contracts	(11,530,435)	—	(11,530,435)

Total	$(11,530,435)	$(570,225)	$(12,100,660)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(64,705)	$(64,705)
Equity contracts	(5,650,481)	—	(5,650,481)

Total	$(5,650,481)	$(64,705)	$(5,715,186)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $14,796,000 and futures contracts with an average notional balance of approximately $146,628,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Brown Brothers Harriman & Co.	$472	$—	$—	$472
State Street Bank & Trust	128	—	—	128
Toronto-Dominion Bank	155,200	(42,309)	—	112,891

Total	$155,800	$(42,309)	$—	$113,491

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Toronto-Dominion Bank	$42,309	$(42,309)	$—	$—

Total	$42,309	$(42,309)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$150,775,206
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$256,498,408

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$279,467,130
Aggregate gross unrealized depreciation	(132,090,733)

Net unrealized appreciation	$147,376,397

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,125,911,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $2,133,804)	$2,295,471
Unaffiliated Issuers (Cost $1,053,127,469)	1,236,713,544
Repurchase Agreements (Cost $39,182,194)	39,182,194
Cash	18,262,100
Foreign cash (Cost $137,696,500)	134,780,530
Cash held as collateral at broker for futures	8,446,870
Receivable for securities sold	7,721,084
Dividends, interest and other receivables	3,775,081
Due from broker for futures variation margin	1,388,897
Unrealized appreciation on forward foreign currency contracts	155,800
Receivable for Portfolio shares sold	154,940
Securities lending income receivable	78,635
Due from Custodian	13,624
Other assets	73,732

Total assets	1,453,042,502

LIABILITIES
Payable for return of collateral on securities loaned	39,182,194
Payable for securities purchased	7,999,329
Investment management fees payable	709,456
Payable for Portfolio shares redeemed	601,001
Distribution fees payable – Class IB	213,856
Administrative fees payable	146,859
Unrealized depreciation on forward foreign currency contracts	42,309
Trustees’ fees payable	25,503
Distribution fees payable – Class IA	3,848
Accrued expenses	288,431

Total liabilities	49,212,786

NET ASSETS	$1,403,829,716

Net assets were comprised of:
Paid in capital	$1,303,467,075
Total distributable earnings (loss)	100,362,641

Net assets	$1,403,829,716

Class IA
Net asset value, offering and redemption price per share, $17,830,816 / 1,886,571 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.45

Class IB
Net asset value, offering and redemption price per share, $988,129,254 / 104,420,737 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.46

Class K
Net asset value, offering and redemption price per share, $397,869,646 / 41,990,441 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.48

(x)	Includes value of securities on loan of $53,660,698.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($143,277 of dividend income received from affiliates) (net of $3,504,460 foreign withholding tax)	$42,785,901
Interest	319,411
Securities lending (net)	1,103,156

Total income	44,208,468

EXPENSES
Investment management fees	9,618,740
Distribution fees – Class IB	2,945,355
Administrative fees	1,972,033
Custodian fees	776,889
Printing and mailing expenses	129,682
Professional fees	63,567
Distribution fees – Class IA	51,994
Trustees’ fees	43,016
Miscellaneous	152,513

Total expenses	15,753,789

NET INVESTMENT INCOME (LOSS)	28,454,679

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($41,082 of realized gain (loss) from affiliates)	38,652,486
Futures contracts	(11,530,435)
Forward foreign currency contracts	(570,225)
Foreign currency transactions	517,719

Net realized gain (loss)	27,069,545

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(930,559) of change in unrealized appreciation (depreciation) from affiliates)	(286,984,184)
Futures contracts	(5,650,481)
Forward foreign currency contracts	(64,705)
Foreign currency translations	(4,511,798)

Net change in unrealized appreciation (depreciation)	(297,211,168)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(270,141,623)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(241,686,944)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,454,679	$26,434,479
Net realized gain (loss)	27,069,545	58,372,981
Net change in unrealized appreciation (depreciation)	(297,211,168)	305,018,493

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(241,686,944)	389,825,953

Distributions to shareholders: (a)
Class IA	(354,168)	(358,374)
Class IB	(19,693,153)	(19,758,158)
Class K	(8,367,086)	(8,337,457)

Total distributions to shareholders	(28,414,407)	(28,453,989)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 101,436 and 163,437 shares, respectively ]	1,110,410	1,689,785
Capital shares issued in reinvestment of dividends [ 36,188 and 32,199 shares, respectively ]	354,168	358,374
Capital shares repurchased [ (180,270) and (385,792) shares, respectively ]	(1,972,643)	(4,135,458)

Total Class IA transactions	(508,065)	(2,087,299)

Class IB
Capital shares sold [ 2,247,605 and 3,587,425 shares, respectively ]	24,790,830	37,140,859
Capital shares issued in reinvestment of dividends [ 2,009,756 and 1,773,116 shares, respectively ]	19,693,153	19,758,158
Capital shares repurchased [ (12,218,168) and (15,266,837) shares, respectively ]	(134,786,168)	(158,670,402)

Total Class IB transactions	(90,302,185)	(101,771,385)

Class K
Capital shares sold [ 5,068,683 and 370,584 shares, respectively ]	49,587,129	3,763,378
Capital shares issued in reinvestment of dividends [ 853,111 and 747,135 shares, respectively ]	8,367,086	8,337,457
Capital shares repurchased [ (5,344,400) and (4,653,004) shares, respectively ]	(58,977,931)	(48,483,614)

Total Class K transactions	(1,023,716)	(36,382,779)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(91,833,966)	(140,241,463)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(361,935,317)	221,130,501
NET ASSETS:
Beginning of year	1,765,765,033	1,544,634,532

End of year (b)	$1,403,829,716	$1,765,765,033

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $358,374, $19,758,158 and $8,337,457 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(7,286,072) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.32	$9.11	$9.11	$9.53	$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.16	0.16	0.14	0.10
Net realized and unrealized gain (loss)	(1.86)	2.23	(0.13)	(0.55)	(0.74)

Total from investment operations	(1.68)	2.39	0.03	(0.41)	(0.64)

Less distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.03)	(0.01)	(0.14)

Net asset value, end of year	$9.45	$11.32	$9.11	$9.11	$9.53

Total return	(14.89)%	26.25%	0.29%	(4.35)%	(6.26)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,831	$21,841	$19,301	$21,358	$22,638
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.04%	1.03%	1.01%	1.04%
Before waivers and reimbursements (f)	1.03%	1.04%	1.04%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.68%	1.50%	1.76%	1.44%	0.97%
Before waivers and reimbursements (f)	1.68%	1.50%	1.75%	1.44%	0.97%
Portfolio turnover rate^	10%	7%	14%	11%	10%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.33	$9.12	$9.12	$9.54	$10.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.16	0.16	0.14	0.15
Net realized and unrealized gain (loss)	(1.86)	2.23	(0.13)	(0.55)	(0.79)

Total from investment operations	(1.68)	2.39	0.03	(0.41)	(0.64)

Less distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.03)	(0.01)	(0.14)

Net asset value, end of year	$9.46	$11.33	$9.12	$9.12	$9.54

Total return	(14.88)%	26.22%	0.29%	(4.34)%	(6.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$988,129	$1,273,795	$1,114,970	$1,222,810	$1,388,764
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.04%	1.03%	1.01%	1.03%
Before waivers and reimbursements (f)	1.03%	1.04%	1.04%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.68%	1.50%	1.76%	1.45%	1.49%
Before waivers and reimbursements (f)	1.68%	1.50%	1.76%	1.45%	1.49%
Portfolio turnover rate^	10%	7%	14%	11%	10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.35	$9.13	$9.14	$9.53	$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.18	0.17	0.16
Net realized and unrealized gain (loss)	(1.86)	2.24	(0.14)	(0.55)	(0.78)

Total from investment operations	(1.65)	2.42	0.04	(0.38)	(0.62)

Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.05)	(0.01)	(0.16)

Net asset value, end of year	$9.48	$11.35	$9.13	$9.14	$9.53

Total return	(14.61)%	26.59%	0.43%	(4.03)%	(6.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$397,870	$470,129	$410,363	$458,112	$521,809
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.78%	0.79%	0.78%	0.76%	0.78%
Before waivers and reimbursements (f)	0.78%	0.79%	0.79%	0.77%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.93%	1.75%	2.02%	1.70%	1.56%
Before waivers and reimbursements (f)	1.93%	1.75%	2.01%	1.70%	1.56%
Portfolio turnover rate^	10%	7%	14%	11%	10%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Harris Associates L.P. (Effective December 17, 2018, Harris Associates L.P. replaced Northern Cross LLC as a sub-adviser to the Portfolio)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(16.53)%	(1.38)%	4.34%
Portfolio – Class IB Shares	(16.46)	(1.37)	4.27
Portfolio – Class K Shares*	(16.26)	(1.12)	3.29
International Proxy Index	(14.62)	0.17	5.59
Volatility Managed Index – International Proxy	(14.24)	0.08	5.34
MSCI EAFE® Index	(13.79)	0.53	6.32

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

Portfolio’s Class IB shares returned (16.46)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned (14.62)%, (14.24)% and (13.79)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	A financials sector underweight helped relative performance. Within the sector, an overweight position in Japanese holding Tokio Marine Holdings, Inc. was a notable contributor.

•	An energy sector overweight aided performance.

•	An overweight position in Teva Pharmaceutical Industries Ltd. was the leading individual contributor to relative performance.

What hurt performance during the year:

•

Health care stock selection was a leading detractor from relative performance. Within health care, an overweight in Germany Bayer AG and an underweight in Swiss holding Novartis AG were notable detractors.

•

Consumer staples stock selection also detracted from relative performance. Within consumer staples, underweighting Nestle SA and overweighting Belgium holding Anheuser-Busch InBev SA/NV were notable detractors.

•	Consumer discretionary holding Wynn Resorts, Ltd., a position not held in the benchmark, was a notable detractor from relative returns.

•	Financials stock selection was detrimental to Portfolio performance, as was an underweight in the utilities sector.

How did derivatives contribute/detract from performance during the year?

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$153,180,161	18.8%
Industrials	108,566,413	13.3
Consumer Discretionary	105,585,718	13.0
Materials	67,943,234	8.4
Consumer Staples	61,331,166	7.5
Communication Services	59,392,382	7.3
Health Care	51,523,927	6.3
Information Technology	43,961,177	5.4
Energy	42,644,091	5.3
Utilities	16,300,781	2.0
Repurchase Agreements	13,378,117	1.6
Real Estate	9,386,740	1.2
Cash and Other	80,988,656	9.9

		100.0%

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$853.60	$4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.99
Class IB
Actual	1,000.00	854.30	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.99
Class K
Actual	1,000.00	855.10	3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.54	3.71

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (7.2%)
Abacus Property Group (REIT)	1	$2
Adelaide Brighton Ltd.	19,241	57,864
AGL Energy Ltd.	27,653	400,132
ALS Ltd.	27,092	129,365
Alumina Ltd.	108,299	173,862
Amcor Ltd.	53,825	502,315
AMP Ltd.	1,628,973	2,811,817
Ansell Ltd. (x)	7,597	117,927
APA Group	54,836	328,284
ARB Corp. Ltd.	3,357	35,350
Ardent Leisure Group Ltd.	20,240	21,099
Aristocrat Leisure Ltd.	30,251	462,010
ASX Ltd.	8,996	380,166
Atlas Arteria Ltd.	34,650	152,771
Aurizon Holdings Ltd.	75,164	226,578
AusNet Services	81,811	89,653
Australia & New Zealand Banking Group Ltd.	134,515	2,317,849
Automotive Holdings Group Ltd. (x)	903	992
Aveo Group (x)	16,815	18,949
Bank of Queensland Ltd.	12,653	86,120
Beach Energy Ltd.	64,478	60,882
Bendigo & Adelaide Bank Ltd.	19,828	150,811
BHP Group Ltd. (x)	149,149	3,598,441
BHP Group plc	118,725	2,482,077
BlueScope Steel Ltd.	30,228	233,317
Boral Ltd.	63,074	219,449
Brambles Ltd.	160,412	1,146,755
Breville Group Ltd.	5,221	39,199
BWP Trust (REIT)	26,350	65,551
Caltex Australia Ltd.	13,528	242,775
carsales.com Ltd.	14,419	111,847
Challenger Ltd.	30,824	206,033
Charter Hall Group (REIT)	16,050	83,880
Charter Hall Retail REIT (REIT)	14,347	45,298
CIMIC Group Ltd.	5,015	153,324
Cleanaway Waste Management Ltd.	93,443	109,682
Coca-Cola Amatil Ltd.	20,368	117,487
Cochlear Ltd.	2,662	323,467
Coles Group Ltd.*	54,965	454,509
Commonwealth Bank of Australia	82,383	4,204,640
Computershare Ltd.	23,360	282,818
Corporate Travel Management Ltd.	3,875	58,597
Cromwell Property Group (REIT)	14,537	10,136
Crown Resorts Ltd.	19,246	160,765
CSL Ltd.	21,029	2,746,306
CSR Ltd.	34,360	67,998
Dexus (REIT)	48,336	361,491
Domain Holdings Australia Ltd. (x)	15,333	24,082
Domino’s Pizza Enterprises Ltd. (x)	3,712	106,274
Downer EDI Ltd.	28,286	134,671
DuluxGroup Ltd.	16,116	74,461
Estia Health Ltd.	7,359	11,869
Evolution Mining Ltd.	75,322	196,678
Flight Centre Travel Group Ltd.	3,640	110,034
Fortescue Metals Group Ltd.	85,182	249,635
G8 Education Ltd. (x)	27,893	55,595
Goodman Group (REIT)	74,485	557,518
GPT Group (The) (REIT)	90,714	341,189
GrainCorp Ltd., Class A	7,979	51,534
GUD Holdings Ltd.	4,390	34,753
GWA Group Ltd.	18,054	35,348
Harvey Norman Holdings Ltd. (x)	29,571	65,873
Healius Ltd.	32,938	51,733
Healthscope Ltd.	61,077	95,934
Iluka Resources Ltd. (x)	22,492	120,708
Incitec Pivot Ltd.	90,163	208,287
Independence Group NL	24,767	66,630
Insurance Australia Group Ltd.	107,391	529,448
InvoCare Ltd. (x)	6,750	48,991
IOOF Holdings Ltd.	16,411	59,819
IRESS Ltd. (x)	6,640	52,003
JB Hi-Fi Ltd.	5,712	89,069
LendLease Group	27,117	221,203
Macquarie Group Ltd.	14,712	1,125,763
Magellan Financial Group Ltd.	6,478	107,552
Mayne Pharma Group Ltd.*	66,947	36,540
McMillan Shakespeare Ltd. (x)	2,381	23,327
Medibank Pvt Ltd.	140,926	255,088
Metcash Ltd. (x)	53,616	92,518
Mineral Resources Ltd.	9,297	101,293
Mirvac Group (REIT)	172,198	271,675
Monadelphous Group Ltd.	4,750	46,067
National Australia Bank Ltd.	124,601	2,114,345
Navitas Ltd.	20,680	73,699
Newcrest Mining Ltd.	35,477	546,568
Nine Entertainment Co. Holdings Ltd. (x)	98,743	95,972
Northern Star Resources Ltd.	27,895	182,616
Nufarm Ltd.	16,854	70,813
Oil Search Ltd.	61,664	310,956
Orica Ltd.	287,975	3,498,644
Origin Energy Ltd. (x)*	81,694	372,256
Orora Ltd. (x)	64,835	140,180
OZ Minerals Ltd. (x)	18,845	116,797
Pact Group Holdings Ltd.	12,708	31,076
Perpetual Ltd.	2,833	64,871
Platinum Asset Management Ltd.	15,920	54,507
Premier Investments Ltd.	5,965	61,800
Qantas Airways Ltd.	79,304	323,737
QBE Insurance Group Ltd.	64,808	461,016
Qube Holdings Ltd. (x)	31,841	56,961
Ramsay Health Care Ltd.	6,927	281,649
REA Group Ltd.	2,619	136,459
Regis Resources Ltd.	24,410	83,354
Rio Tinto Ltd.	12,812	708,624
Rio Tinto plc	65,762	3,135,590
Sandfire Resources NL	5,890	27,711
Santos Ltd.	89,919	347,042
Scentre Group (REIT)	247,450	679,675
SEEK Ltd.	18,487	220,303
Seven Group Holdings Ltd.	6,490	64,922
Seven West Media Ltd.	103,318	40,020
Shopping Centres Australasia Property Group (REIT)	15,034	27,002

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sigma Healthcare Ltd.	76,540	$30,601
Sonic Healthcare Ltd.	19,733	307,290
South32 Ltd.	238,820	563,448
Southern Cross Media Group Ltd.	37,539	26,571
Spark Infrastructure Group	92,555	144,124
Star Entertainment Grp Ltd. (The)	38,212	122,722
Steadfast Group Ltd.	38,427	74,181
Stockland (REIT)	124,591	309,095
Suncorp Group Ltd.	64,735	575,842
Super Retail Group Ltd. (x)	5,904	29,251
Sydney Airport	104,638	495,993
Syrah Resources Ltd. (x)*	13,242	14,065
Tabcorp Holdings Ltd.	93,420	282,263
Technology One Ltd.	11,605	50,349
Telstra Corp. Ltd.	544,574	1,093,127
TPG Telecom Ltd. (x)	22,358	101,410
Transurban Group	121,205	995,058
Treasury Wine Estates Ltd.	33,400	348,130
Vicinity Centres (REIT)	149,346	273,451
Virgin Australia International Holdings Pty. Ltd. (r)*	96,120	—
Vocus Group Ltd.*	29,370	66,192
Wesfarmers Ltd.	52,696	1,196,697
Western Areas Ltd.	22,353	31,194
Westpac Banking Corp.	159,687	2,816,458
Whitehaven Coal Ltd.	29,544	90,048
Woodside Petroleum Ltd.	40,658	897,992
Woolworths Group Ltd.	60,172	1,246,825
WorleyParsons Ltd. (x)	14,804	119,063

		58,334,407

Belgium (0.5%)
Anheuser-Busch InBev SA/NV	63,598	4,209,062

Canada (0.5%)
Alimentation Couche-Tard, Inc., Class B	12,300	611,847
Cenovus Energy, Inc.	465,300	3,271,960

		3,883,807

Chile (0.0%)
Antofagasta plc	21,789	215,940

China (0.3%)
Baidu, Inc. (ADR)*	13,900	2,204,540
Ctrip.com International Ltd. (ADR)*	9,000	243,540

		2,448,080

Finland (0.3%)
Nokia OYJ	453,181	2,618,439

France (12.5%)
Accor SA	92,200	3,910,000
Air Liquide SA	34,464	4,266,830
Airbus SE	45,978	4,397,380
AXA SA‡	167,458	3,607,987
BNP Paribas SA	305,790	13,772,233
Bureau Veritas SA	112,100	2,276,827
Danone SA	71,016	5,005,169
Engie SA	151,455	2,164,616
EssilorLuxottica SA	19,741	2,492,740
Kering SA	6,008	2,811,832
L’Oreal SA	19,717	4,526,078
LVMH Moet Hennessy Louis Vuitton SE (x)	21,527	6,325,619
Orange SA	164,741	2,665,901
Pernod Ricard SA	2,200	361,234
Publicis Groupe SA	78,400	4,486,956
Safran SA	28,902	3,472,290
Sanofi	91,197	7,881,159
Schneider Electric SE	43,350	2,950,272
Societe Generale SA	66,200	2,101,781
TOTAL SA	214,404	11,326,542
Unibail-Rodamco-Westfield (CHDI) (REIT)*	7	52
Unibail-Rodamco-Westfield (REIT)	10,764	1,662,701
Valeo SA	126,800	3,676,798
Vinci SA	44,767	3,678,856
Vivendi SA	79,913	1,941,672

		101,763,525

Germany (12.0%)
adidas AG	14,407	3,010,645
Allianz SE (Registered)	67,393	13,523,514
BASF SE	73,912	5,114,755
Bayer AG (Registered)	162,812	11,289,575
Bayerische Motoren Werke AG	118,557	9,601,589
Continental AG	59,400	8,213,733
Daimler AG (Registered)	246,461	12,958,096
Deutsche Post AG (Registered)	80,320	2,199,877
Deutsche Telekom AG (Registered)	260,974	4,433,075
Fresenius SE & Co. KGaA	33,582	1,623,275
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	12,034	2,626,197
SAP SE	87,118	8,677,798
Siemens AG (Registered)	68,402	7,628,826
thyssenkrupp AG	251,200	4,311,473
TUI AG	24,849	356,620
Volkswagen AG (Preference) (q)	14,765	2,349,607

		97,918,655

India (0.2%)
Axis Bank Ltd.*	213,900	1,902,922

Ireland (1.1%)
CRH plc (Irish Stock Exchange)	67,582	1,781,494
CRH plc (London Stock Exchange)	47,823	1,255,040
James Hardie Industries plc (CHDI)	24,166	257,348
Ryanair Holdings plc (ADR)*	74,500	5,314,830

		8,608,712

Italy (2.3%)
Enel SpA	625,138	3,606,466
Eni SpA	204,424	3,219,299
Intesa Sanpaolo SpA	5,324,932	11,801,518

		18,627,283

Japan (16.5%)
77 Bank Ltd. (The)	200	3,448
A&A Material Corp.	200	1,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
A&D Co. Ltd.	1,200	$7,066
ABC-Mart, Inc.	500	27,692
Achilles Corp.	1,000	16,882
Acom Co. Ltd.	14,000	46,066
Adastria Co. Ltd.	2,060	34,957
ADEKA Corp.	5,100	73,707
Advan Co. Ltd.	1,400	11,638
Advanex, Inc.	200	2,202
Advantest Corp. (x)	5,600	112,818
Aeon Co. Ltd.	24,099	474,276
Aeon Delight Co. Ltd.	1,400	46,539
Aeon Fantasy Co. Ltd.	400	9,748
AEON Financial Service Co. Ltd.	4,900	88,022
Aeon Hokkaido Corp.	900	6,404
Aeon Mall Co. Ltd.	3,160	50,555
AGC, Inc.	4,800	148,940
AGORA Hospitality Group Co. Ltd.*	5,000	1,136
Ai Holdings Corp.	2,100	36,843
Aica Kogyo Co. Ltd.	2,100	70,850
Aichi Bank Ltd. (The)	400	13,686
Aichi Corp.	2,100	11,130
Aichi Steel Corp.	600	18,877
Aichi Tokei Denki Co. Ltd.	100	3,500
Aida Engineering Ltd.	3,300	21,438
Aiful Corp.*	20,300	48,346
Aigan Co. Ltd.	900	2,217
Ain Holdings, Inc.	1,000	71,374
Aiphone Co. Ltd.	800	12,272
Air Water, Inc.	6,000	90,145
Airport Facilities Co. Ltd.	1,200	5,614
Airtech Japan Ltd.	300	1,576
Aisan Industry Co. Ltd.	1,500	10,232
Aisin Seiki Co. Ltd.	3,348	115,525
Ajinomoto Co., Inc.	14,000	248,368
Akebono Brake Industry Co. Ltd. (x)	5,700	9,565
Akita Bank Ltd. (The)	800	15,861
Alconix Corp.	800	7,811
Alfresa Holdings Corp.	8,000	206,970
Alpen Co. Ltd. (x)	700	10,716
Alpha Corp.	300	3,166
Alpha Systems, Inc.	360	8,250
Alps Alpine Co. Ltd.	8,832	170,578
Altech Co. Ltd.	500	1,005
Altech Corp.	1,000	15,074
Amada Holdings Co. Ltd.	13,000	115,947
Amano Corp.	3,400	65,251
Amuse, Inc.	600	12,859
ANA Holdings, Inc.	9,900	356,872
Anest Iwata Corp.	2,000	18,039
Anritsu Corp.	5,000	68,582
AOI TYO Holdings, Inc.	500	3,573
AOKI Holdings, Inc.	2,200	26,038
Aomori Bank Ltd. (The)	900	22,728
Aoyama Trading Co. Ltd.	1,600	38,204
Aozora Bank Ltd.	100	2,965
Arakawa Chemical Industries Ltd.	1,000	11,906
Araya Industrial Co. Ltd.	200	2,754
Arcland Sakamoto Co. Ltd.	1,400	17,084
Arcs Co. Ltd.	1,500	33,616
Argo Graphics, Inc.	400	13,804
Ariake Japan Co. Ltd.	600	39,264
Arisawa Manufacturing Co. Ltd.	2,000	13,284
Arrk Corp.*	4,200	2,881
As One Corp.	800	55,088
Asahi Co. Ltd.	500	6,292
Asahi Diamond Industrial Co. Ltd.	4,000	22,073
Asahi Group Holdings Ltd.	13,300	519,491
Asahi Kasei Corp.	46,200	471,384
Asahi Kogyosha Co. Ltd.	200	5,997
Asahi Net, Inc.	1,000	4,447
ASAHI YUKIZAI Corp.	800	10,539
Asanuma Corp.	400	9,922
Ashimori Industry Co. Ltd.	300	3,697
Asics Corp.	7,500	95,062
ASKA Pharmaceutical Co. Ltd.	1,000	10,033
ASKUL Corp.	900	19,310
Astellas Pharma, Inc.	61,000	776,294
Asunaro Aoki Construction Co. Ltd.	500	4,282
Atsugi Co. Ltd.	1,100	9,556
Autobacs Seven Co. Ltd.	100	1,664
Avex, Inc.	2,300	29,425
Awa Bank Ltd. (The)	2,000	52,040
Axell Corp.*	400	1,640
Axial Retailing, Inc.	700	23,405
Azbil Corp.	4,600	90,146
Azuma Shipping Co. Ltd.	600	1,535
Bandai Namco Holdings, Inc.	7,300	325,704
Bando Chemical Industries Ltd.	2,000	18,829
Bank of Iwate Ltd. (The)	800	25,865
Bank of Kyoto Ltd. (The)	3,200	131,238
Bank of Nagoya Ltd. (The)	1,099	32,953
Bank of Okinawa Ltd. (The)	1,080	31,086
Bank of Saga Ltd. (The)	700	11,236
Bank of the Ryukyus Ltd.	2,500	25,734
Belc Co. Ltd.	600	28,124
Belluna Co. Ltd.	3,000	27,025
Benesse Holdings, Inc.	2,400	61,027
Bic Camera, Inc.	3,000	37,886
BML, Inc.	1,400	35,746
Bookoff Group Holdings Ltd.	700	4,801
BP Castrol KK	500	5,530
Bridgestone Corp.	17,900	686,972
Brother Industries Ltd.	9,700	142,379
Bunka Shutter Co. Ltd.	3,000	19,474
CAC Holdings Corp.	700	5,973
Calbee, Inc.	3,500	109,379
Can Do Co. Ltd.	1,000	14,644
Canare Electric Co. Ltd.	100	1,544
Canon Electronics, Inc.	1,100	19,167
Canon Marketing Japan, Inc.	2,300	40,667
Canon, Inc. (x)	34,300	945,116
Capcom Co. Ltd.	2,700	53,822
Carlit Holdings Co. Ltd.	1,000	6,598
Casio Computer Co. Ltd.	5,700	68,282
Cawachi Ltd.	800	13,156
Central Glass Co. Ltd.	2,400	47,907
Central Japan Railway Co.	5,900	1,253,679
Central Security Patrols Co. Ltd. (x)	500	22,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Central Sports Co. Ltd.	400	$12,662
Chiba Bank Ltd. (The)	25,000	138,627
Chiba Kogyo Bank Ltd. (The)	2,300	7,552
Chilled & Frozen Logistics Holdings Co. Ltd.	400	4,416
Chino Corp.	400	4,479
Chiyoda Co. Ltd.	1,600	25,692
Chiyoda Corp. (x)*	9,000	25,192
Chiyoda Integre Co. Ltd.	400	7,167
Chofu Seisakusho Co. Ltd.	1,200	22,696
Chori Co. Ltd.	800	12,118
Chubu Electric Power Co., Inc.	21,600	307,153
Chubu Shiryo Co. Ltd.	1,200	13,271
Chudenko Corp.	2,000	42,480
Chuetsu Pulp & Paper Co. Ltd.	400	5,043
Chugai Pharmaceutical Co. Ltd.	6,800	392,818
Chugai Ro Co. Ltd.	400	7,439
Chugoku Bank Ltd. (The)	4,800	40,317
Chugoku Electric Power Co., Inc. (The)	1,800	23,338
Chugoku Marine Paints Ltd. (x)	3,000	24,557
Chugokukogyo Co. Ltd.	100	452
Chukyo Bank Ltd. (The)	500	9,710
Chuo Spring Co. Ltd.	100	3,025
CI Takiron Corp.	3,000	15,894
Ci:z Holdings Co. Ltd.*	1,000	53,701
Citizen Watch Co. Ltd.	100	496
CKD Corp.	3,400	28,480
Clarion Co. Ltd.*	1,200	27,302
Cleanup Corp.	1,200	6,963
CMIC Holdings Co. Ltd.	400	6,233
CMK Corp. (x)	2,400	13,274
Coca-Cola Bottlers Japan, Inc.	4,373	130,545
cocokara fine, Inc.	1,100	53,521
COLOPL, Inc. (x)	1,700	11,737
Colowide Co. Ltd.	2,100	44,170
Computer Engineering & Consulting Ltd.	1,600	26,417
Computer Institute of Japan Ltd.	1,200	7,806
COMSYS Holdings Corp.	3,814	92,597
Concordia Financial Group Ltd.	42,446	161,846
CONEXIO Corp.	1,000	12,426
Core Corp.	400	4,241
Corona Corp.	500	4,876
Cosel Co. Ltd.	1,800	15,333
Cosmo Energy Holdings Co. Ltd.	1,500	30,533
Cosmos Pharmaceutical Corp.	500	84,011
Create Medic Co. Ltd.	300	2,744
Create SD Holdings Co. Ltd.	1,500	35,727
Credit Saison Co. Ltd.	7,300	85,127
Cresco Ltd.	300	7,886
CTI Engineering Co. Ltd.	700	9,953
CyberAgent, Inc.	4,600	179,622
Cybernet Systems Co. Ltd.	1,000	4,882
Cybozu, Inc.	2,000	12,145
Dai Nippon Printing Co. Ltd.	5,100	106,116
Dai Nippon Toryo Co. Ltd.	1,400	12,395
Daibiru Corp.	3,600	35,369
Daicel Corp.	5,200	53,437
Dai-Dan Co. Ltd.	500	10,833
Daido Kogyo Co. Ltd.	400	3,163
Daido Metal Co. Ltd.	1,000	7,114
Daido Steel Co. Ltd.	1,200	46,792
Daidoh Ltd.	1,600	4,426
Daifuku Co. Ltd.	3,600	162,280
Daihen Corp.	1,200	23,916
Daiho Corp.	800	25,704
Daiichi Jitsugyo Co. Ltd.	400	12,786
Dai-ichi Life Holdings, Inc.	36,800	570,227
Daiichi Sankyo Co. Ltd.	18,200	585,078
Daiken Corp.	1,000	18,209
Daiken Medical Co. Ltd.	400	2,211
Daiki Aluminium Industry Co. Ltd.	2,000	10,259
Daikin Industries Ltd.	7,800	820,803
Daikoku Denki Co. Ltd.	500	6,782
Dainichi Co. Ltd.	600	3,540
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	800	20,018
Daio Paper Corp. (x)	5,000	57,479
Daiohs Corp.	200	2,304
Daiseki Co. Ltd.	1,900	39,077
Daishi Hokuetsu Financial Group, Inc.	2,250	62,640
Daisue Construction Co. Ltd.	400	3,546
Daisyo Corp.	600	8,392
Daito Bank Ltd. (The)	700	3,927
Daito Trust Construction Co. Ltd.	2,500	341,461
Daitobo Co. Ltd.*	1,000	687
Daitron Co. Ltd.	500	5,565
Daiwa House Industry Co. Ltd.	18,500	587,552
Daiwa Industries Ltd.	1,000	10,189
Daiwa Securities Group, Inc.	51,000	260,044
Daiwabo Holdings Co. Ltd.	1,410	65,976
Daiyu Lic Holdings Co. Ltd.	111	901
Danto Holdings Corp.*	1,000	961
DCM Holdings Co. Ltd. (x)	5,800	60,853
DeNA Co. Ltd.	4,000	66,563
Denka Co. Ltd.	2,600	73,177
Denki Kogyo Co. Ltd.	600	13,086
Denso Corp.	14,600	647,949
Dentsu, Inc.	8,200	364,529
Denyo Co. Ltd.	1,100	13,383
Descente Ltd.	3,000	48,839
DIC Corp.	2,699	82,041
Dijet Industrial Co. Ltd.	100	1,474
Disco Corp.	500	57,708
DKS Co. Ltd.	400	10,058
DMG Mori Co. Ltd. (x)	3,900	43,528
Don Quijote Holdings Co. Ltd.	4,500	279,163
Doshisha Co. Ltd.	1,000	16,005
Doutor Nichires Holdings Co. Ltd.	2,100	38,576
Dowa Holdings Co. Ltd.	1,800	53,724
DTS Corp.	1,100	34,908
Duskin Co. Ltd.	100	2,185
DyDo Group Holdings, Inc.	500	26,295
Dynic Corp.	400	2,620
Eagle Industry Co. Ltd.	1,000	11,712
Earth Corp. (x)	100	4,575
East Japan Railway Co.	10,300	915,501
Ebara Corp.	3,400	75,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Ebara Jitsugyo Co. Ltd.	300	$4,955
Echo Trading Co. Ltd.	300	1,582
Econach Holdings Co. Ltd.*	1,500	1,418
Eco’s Co. Ltd.	400	7,378
EDION Corp.	4,400	43,234
Ehime Bank Ltd. (The)	1,400	13,785
Eighteenth Bank Ltd. (The)	700	15,684
Eiken Chemical Co. Ltd.	2,000	44,076
Eisai Co. Ltd.	7,900	615,128
Eizo Corp.	1,000	36,891
Electric Power Development Co. Ltd.	2,600	61,583
Elematec Corp.	900	15,827
Enplas Corp.	600	14,810
Enshu Ltd.*	200	1,782
EPS Holdings, Inc.	2,000	30,198
ESPEC Corp.	1,200	20,670
euglena Co. Ltd. (x)*	3,600	18,935
Excel Co. Ltd.	600	10,838
Exedy Corp.	1,500	36,637
Ezaki Glico Co. Ltd.	2,000	101,019
Faith, Inc.	400	3,043
FALCO HOLDINGS Co. Ltd.	600	8,107
FamilyMart UNY Holdings Co. Ltd.	1,790	226,141
Fancl Corp.	2,800	70,968
FANUC Corp.	6,300	947,127
Fast Retailing Co. Ltd.	900	460,383
FCC Co. Ltd.	1,800	42,537
Feed One Co. Ltd.	7,520	12,270
Felissimo Corp.	300	3,303
FIDEA Holdings Co. Ltd.	7,000	8,575
Financial Products Group Co. Ltd.	4,600	47,562
First Baking Co. Ltd.*	100	911
Foster Electric Co. Ltd.	1,100	12,615
FP Corp.	400	24,366
France Bed Holdings Co. Ltd.	1,600	13,070
F-Tech, Inc.	400	3,360
Fudo Tetra Corp.	980	15,226
Fuji Co. Ltd.	1,300	22,103
Fuji Corp. Ltd.	1,200	8,974
Fuji Electric Co. Ltd.	4,200	122,470
Fuji Kosan Co. Ltd.	400	1,947
Fuji Kyuko Co. Ltd. (x)	1,500	43,888
Fuji Media Holdings, Inc.	7,700	105,446
Fuji Oil Co. Ltd.	3,300	8,905
Fuji Oil Holdings, Inc.	1,600	51,062
Fuji Seal International, Inc.	2,400	84,030
Fuji Soft, Inc.	1,600	60,167
Fujibo Holdings, Inc.	500	11,178
Fujicco Co. Ltd.	1,000	21,688
FUJIFILM Holdings Corp.	13,270	512,072
Fujikura Kasei Co. Ltd.	1,600	8,644
Fujikura Ltd.	8,400	33,249
Fujikura Rubber Ltd.	800	3,276
Fujimi, Inc.	1,100	21,010
Fujimori Kogyo Co. Ltd.	900	24,106
Fujita Kanko, Inc.	300	7,548
Fujitec Co. Ltd.	3,000	31,947
Fujitsu General Ltd.	2,000	25,822
Fujitsu Ltd.	6,100	382,414
Fujiya Co. Ltd.	700	14,626
FuKoKu Co. Ltd.	500	3,950
Fukuda Corp.	200	7,372
Fukui Bank Ltd. (The)	1,000	14,451
Fukui Computer Holdings, Inc.	400	4,995
Fukuoka Financial Group, Inc.	5,600	112,926
Fukushima Bank Ltd. (The)*	1,500	5,450
Fukushima Industries Corp.	600	19,339
Fukuyama Transporting Co. Ltd.	1,600	61,464
FULLCAST Holdings Co. Ltd.	1,000	16,473
Funai Electric Co. Ltd. (x)*	1,100	5,323
Funai Soken Holdings, Inc.	2,340	35,317
Furukawa Co. Ltd.	2,100	23,820
Furukawa Electric Co. Ltd. (x)	3,100	77,137
Furusato Industries Ltd.	700	10,374
Fuso Pharmaceutical Industries Ltd.	400	9,355
Futaba Corp.	2,100	30,069
Futaba Industrial Co. Ltd. (x)	3,500	17,467
Future Corp.	1,000	13,659
Fuyo General Lease Co. Ltd.	1,100	55,578
G-7 Holdings, Inc.	300	6,090
Gakken Holdings Co. Ltd.	500	19,523
Gakujo Co. Ltd.	400	4,405
Gecoss Corp.	800	7,434
Genki Sushi Co. Ltd.	300	12,141
Geo Holdings Corp.	2,000	30,222
GLOBERIDE, Inc.	500	11,866
Glory Ltd.	2,100	47,054
GMO internet, Inc.	3,400	44,828
Godo Steel Ltd.	700	10,124
Goldcrest Co. Ltd.	1,100	15,804
Goldwin, Inc.	800	86,191
Gree, Inc.	5,100	20,113
GS Yuasa Corp.	2,800	56,904
GSI Creos Corp.	300	3,320
Gun-Ei Chemical Industry Co. Ltd.	300	6,939
Gunma Bank Ltd. (The)	14,200	58,986
Gunze Ltd.	800	30,193
Gurunavi, Inc.	2,000	12,294
H2O Retailing Corp.	4,760	67,132
Hachijuni Bank Ltd. (The) (x)	10,000	40,801
Hakudo Co. Ltd.	400	5,772
Hakuhodo DY Holdings, Inc.	10,600	150,413
Hakuto Co. Ltd.	700	7,143
Hakuyosha Co. Ltd.	100	2,561
Hamakyorex Co. Ltd.	600	20,589
Hamamatsu Photonics KK	4,600	155,642
Hankyu Hanshin Holdings, Inc.	6,400	214,337
Hanwa Co. Ltd.	2,200	57,093
Happinet Corp.	600	7,626
Hard Off Corp. Co. Ltd.	500	3,733
Harima Chemicals Group, Inc.	1,100	9,240
Haruyama Holdings, Inc.	500	3,750
Haseko Corp.	10,500	109,928
Hayashikane Sangyo Co. Ltd.	400	2,137
Hazama Ando Corp.	7,520	50,014
Heiwa Corp.	1,820	37,191
Heiwa Real Estate Co. Ltd.	1,800	28,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Heiwado Co. Ltd.	2,400	$54,976
Helios Techno Holding Co. Ltd.	1,100	6,117
Hibiya Engineering Ltd.	1,800	30,212
Hiday Hidaka Corp.	1,491	29,791
Hikari Tsushin, Inc.	900	141,578
Hino Motors Ltd.	900	8,452
Hioki EE Corp.	500	16,137
Hirakawa Hewtech Corp.	400	3,642
Hirose Electric Co. Ltd.	1,023	101,245
Hiroshima Bank Ltd. (The)	10,000	52,773
HIS Co. Ltd. (x)	1,100	39,697
Hisaka Works Ltd.	1,000	7,420
Hisamitsu Pharmaceutical Co., Inc.	1,900	103,686
Hitachi Capital Corp.	1,200	25,058
Hitachi Chemical Co. Ltd.	4,600	68,702
Hitachi Construction Machinery Co. Ltd.	4,200	97,282
Hitachi High-Technologies Corp.	1,800	56,147
Hitachi Ltd.	29,128	774,275
Hitachi Metals Ltd.	9,400	97,615
Hitachi Transport System Ltd.	2,100	60,004
Hitachi Zosen Corp.	5,100	15,398
Hochiki Corp.	1,000	10,387
Hodogaya Chemical Co. Ltd.	200	3,685
Hogy Medical Co. Ltd.	1,200	34,260
Hokkaido Electric Power Co., Inc.	7,100	49,345
Hokkaido Gas Co. Ltd.	400	5,540
Hokkan Holdings Ltd.	600	9,576
Hokko Chemical Industry Co. Ltd.	1,000	4,001
Hokkoku Bank Ltd. (The)	1,400	44,833
Hokuetsu Corp.	8,000	36,159
Hokuhoku Financial Group, Inc.	2,900	32,492
Hokuriku Electric Industry Co. Ltd.	400	3,406
Hokuriku Electric Power Co.	7,800	68,028
Hokushin Co. Ltd.	800	982
Hokuto Corp.	1,400	24,643
Honda Motor Co. Ltd.	53,800	1,405,856
Honeys Holdings Co. Ltd.	1,080	7,604
Hoosiers Holdings	2,000	11,357
Horiba Ltd.	1,400	56,628
Hoshizaki Corp.	1,500	91,886
Hosiden Corp.	3,000	19,871
Hosokawa Micron Corp.	400	15,099
House Foods Group, Inc.	3,600	124,452
House of Rose Co. Ltd.	100	1,689
Howa Machinery Ltd.	600	3,899
Hoya Corp.	12,800	782,365
Hulic Co. Ltd. (x)	14,800	132,438
Hurxley Corp.	300	2,990
Hyakugo Bank Ltd. (The)	11,000	39,047
Hyakujushi Bank Ltd. (The)	1,400	33,029
Ibiden Co. Ltd.	4,300	60,101
IBJ Leasing Co. Ltd.	1,700	37,122
Ichibanya Co. Ltd.	800	30,265
Ichiken Co. Ltd.	200	3,759
Ichikoh Industries Ltd.	2,000	9,946
Ichinen Holdings Co. Ltd.	1,300	13,708
Ichiyoshi Securities Co. Ltd.	2,700	19,660
Icom, Inc.	600	10,786
Idec Corp.	1,400	24,245
Idemitsu Kosan Co. Ltd.	3,200	105,470
IDOM, Inc. (x)	3,300	10,886
IHI Corp.	3,200	87,837
Iida Group Holdings Co. Ltd.	5,976	104,413
Iino Kaiun Kaisha Ltd.	5,900	21,442
Ikegami Tsushinki Co. Ltd.	300	3,091
Imasen Electric Industrial	800	7,104
Impress Holdings, Inc.	1,000	1,195
Inaba Denki Sangyo Co. Ltd.	100	3,758
Inaba Seisakusho Co. Ltd.	600	6,861
Inabata & Co. Ltd.	3,200	40,453
Inageya Co. Ltd.	1,000	12,941
Ines Corp.	1,600	16,489
I-Net Corp.	550	6,844
Information Services International-Dentsu Ltd.	700	17,647
Inpex Corp.	38,500	343,581
Intage Holdings, Inc.	1,200	9,804
Internet Initiative Japan, Inc.	700	15,737
Inui Global Logistics Co. Ltd.	490	3,546
I’rom Group Co. Ltd.	300	4,127
Iseki & Co. Ltd.	1,300	18,479
Isetan Mitsukoshi Holdings Ltd.	4,500	49,679
Ishihara Sangyo Kaisha Ltd.*	2,100	20,415
Ishii Iron Works Co. Ltd.	100	1,562
Ishikawa Seisakusho Ltd.*	200	2,020
Ishizuka Glass Co. Ltd.	100	1,753
Isuzu Motors Ltd.	20,500	286,226
Itfor, Inc.	1,300	7,974
Ito En Ltd.	3,000	134,898
ITOCHU Corp.	43,900	740,415
Itochu Enex Co. Ltd.	2,700	23,788
Itochu Techno-Solutions Corp.	4,800	93,462
Itochu-Shokuhin Co. Ltd.	300	12,993
Itoham Yonekyu Holdings, Inc.	7,370	44,719
Itoki Corp.	2,600	14,080
IwaiCosmo Holdings, Inc.	1,100	11,770
Iwaki & Co. Ltd.	1,000	3,830
Iwasaki Electric Co. Ltd.	400	4,742
Iwatani Corp.	600	19,992
Iwatsu Electric Co. Ltd.	500	3,220
Iyo Bank Ltd. (The)	4,100	21,510
Izumi Co. Ltd.	1,700	79,463
Izutsuya Co. Ltd.*	600	1,107
J Front Retailing Co. Ltd.	9,500	109,807
Jaccs Co. Ltd.	1,600	26,096
Jafco Co. Ltd.	1,600	50,640
Jalux, Inc.	300	6,908
Janome Sewing Machine Co. Ltd.	1,200	5,077
Japan Airlines Co. Ltd.	8,500	301,062
Japan Airport Terminal Co. Ltd.	1,600	55,255
Japan Asia Investment Co. Ltd.*	800	1,324
Japan Aviation Electronics Industry Ltd.	2,000	22,946
Japan Cash Machine Co. Ltd.	1,100	9,412
Japan Display, Inc. (x)*	17,300	11,445
Japan Electronic Materials Corp.	500	2,847
Japan Exchange Group, Inc.	17,000	273,016
Japan Foods Co. Ltd.	100	1,050
Japan Foundation Engineering Co. Ltd.	1,700	4,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Japan Medical Dynamic Marketing, Inc.	1,000	$10,064
Japan Oil Transportation Co. Ltd.	100	2,598
Japan Petroleum Exploration Co. Ltd.	100	1,798
Japan Pulp & Paper Co. Ltd.	600	22,885
Japan Securities Finance Co. Ltd.	5,546	27,698
Japan Steel Works Ltd. (The)	3,200	51,066
Japan Tobacco, Inc.	32,700	775,805
Japan Transcity Corp.	2,000	7,933
Japan Wool Textile Co. Ltd. (The)	4,000	30,326
Jastec Co. Ltd.	700	5,697
JBCC Holdings, Inc.	1,000	14,303
JCU Corp.	800	10,241
Jeans Mate Corp.*	300	874
Jeol Ltd.	2,000	30,009
JFE Holdings, Inc.	13,644	217,087
JGC Corp.	9,000	125,634
JK Holdings Co. Ltd.	1,100	5,735
JMS Co. Ltd.	500	2,525
Joban Kosan Co. Ltd.	300	4,374
J-Oil Mills, Inc.	500	17,451
Joshin Denki Co. Ltd.	1,000	21,847
JSP Corp.	800	15,578
JSR Corp.	8,100	121,039
JTEKT Corp.	7,500	82,998
Juki Corp.	1,400	14,312
Juroku Bank Ltd. (The)	1,500	31,166
JVC Kenwood Corp.	5,800	12,534
JXTG Holdings, Inc.	103,550	542,743
K&O Energy Group, Inc.	500	6,786
kabu.com Securities Co. Ltd.	9,800	33,503
Kadokawa Dwango Corp.	1,484	15,682
Kaga Electronics Co. Ltd.	1,200	21,812
Kagome Co. Ltd. (x)	2,200	57,309
Kajima Corp.	9,500	127,346
Kakaku.com, Inc.	5,200	91,451
Kaken Pharmaceutical Co. Ltd.	1,800	79,200
Kamei Corp.	1,000	11,385
Kamigumi Co. Ltd.	1,000	20,405
Kanaden Corp.	1,000	10,536
Kanagawa Chuo Kotsu Co. Ltd.	200	6,918
Kanamoto Co. Ltd.	1,000	26,548
Kandenko Co. Ltd.	6,000	57,853
Kaneka Corp.	2,600	92,913
Kanematsu Corp.	5,400	65,339
Kanematsu Electronics Ltd.	700	20,911
Kanematsu Sustech Corp.	100	1,380
Kansai Electric Power Co., Inc. (The)	24,700	370,892
Kansai Mirai Financial Group, Inc.*	5,564	39,696
Kansai Paint Co. Ltd.	7,800	149,699
Kanto Denka Kogyo Co. Ltd.	2,000	14,342
Kao Corp.	15,500	1,142,752
Kappa Create Co. Ltd.	1,800	22,732
Kasai Kogyo Co. Ltd.	1,000	7,528
Katakura & Co-op Agri Corp.	55	534
Katakura Industries Co. Ltd.	1,400	14,176
Kato Sangyo Co. Ltd.	1,700	46,916
Kato Works Co. Ltd.	400	9,313
KAWADA TECHNOLOGIES, Inc.	200	12,842
Kawai Musical Instruments Manufacturing Co. Ltd.	400	10,914
Kawasaki Heavy Industries Ltd.	2,500	53,163
Kawasaki Kisen Kaisha Ltd. (x)	3,899	47,933
KDDI Corp.	53,500	1,274,909
Keihan Holdings Co. Ltd.	3,200	130,169
Keihanshin Building Co. Ltd.	1,400	10,451
Keihin Co. Ltd.	200	2,301
Keihin Corp.	2,500	41,593
Keikyu Corp.	8,000	131,798
Keio Corp.	3,600	210,696
Keisei Electric Railway Co. Ltd.	6,000	186,785
Keiyo Bank Ltd. (The)	2,500	16,149
Keiyo Co. Ltd.	2,200	10,515
Kenedix, Inc.	9,400	40,589
Kewpie Corp.	5,100	114,531
Key Coffee, Inc.	1,200	22,866
Keyence Corp.	3,080	1,552,260
Kikkoman Corp.	4,000	214,662
Kimoto Co. Ltd.	2,200	3,618
Kimura Chemical Plants Co. Ltd.	1,100	3,492
Kimura Unity Co. Ltd.	200	1,780
Kinden Corp.	5,000	80,429
King Jim Co. Ltd.	1,000	7,663
Kinki Sharyo Co. Ltd. (The)	100	1,808
Kintetsu Department Store Co. Ltd.*	100	3,153
Kintetsu Group Holdings Co. Ltd.	3,700	160,115
Kintetsu World Express, Inc.	2,200	32,168
Kirin Holdings Co. Ltd.	27,700	582,666
Kirindo Holdings Co. Ltd.	500	5,701
Kisoji Co. Ltd.	1,400	31,781
Kissei Pharmaceutical Co. Ltd.	2,600	66,173
Kitagawa Corp.	500	10,263
Kita-Nippon Bank Ltd. (The)	300	6,126
Kitano Construction Corp.	300	9,028
Kitazawa Sangyo Co. Ltd.	1,000	2,245
Kitz Corp.	5,100	39,450
KNT-CT Holdings Co. Ltd.*	400	4,044
Koa Corp.	1,500	17,441
Koatsu Gas Kogyo Co. Ltd.	1,000	7,845
Kobayashi Pharmaceutical Co. Ltd.	1,800	123,275
Kobayashi Yoko Co. Ltd.	300	659
Kobe Steel Ltd.	12,900	89,344
Koei Tecmo Holdings Co. Ltd. (x)	3,456	56,725
Kohnan Shoji Co. Ltd.	1,100	26,867
Kohsoku Corp.	700	6,347
Koito Manufacturing Co. Ltd.	4,200	214,253
Kojima Co. Ltd.*	1,500	6,481
Kokuyo Co. Ltd.	3,400	49,564
KOMAIHALTEC, Inc.	200	3,325
Komatsu Ltd.	211,090	4,496,575
Komatsu Matere Co. Ltd.	2,000	13,948
Komatsu Wall Industry Co. Ltd.	400	6,996
Komeri Co. Ltd.	1,600	34,273
Komori Corp.	3,400	33,941
Konaka Co. Ltd.	1,400	5,595
Konami Holdings Corp.	2,800	123,295
Konica Minolta, Inc.	16,600	148,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Konishi Co. Ltd.	2,000	$30,194
Kosaido Co. Ltd.	900	3,155
Kose Corp.	1,200	190,313
Kosei Securities Co. Ltd. (The)	200	1,364
Kourakuen Holdings Corp.	700	16,776
Krosaki Harima Corp.	200	11,997
KRS Corp.	300	5,638
K’s Holdings Corp.	6,800	66,651
Kubota Corp. (x)	27,500	387,223
Kumagai Gumi Co. Ltd.	1,000	29,882
Kumiai Chemical Industry Co. Ltd.	5,140	30,205
Kura Corp.	600	29,620
Kurabo Industries Ltd.	1,200	27,284
Kuraray Co. Ltd.	11,900	166,949
Kuraudia Holdings Co. Ltd.	200	817
Kureha Corp.	800	43,979
Kurimoto Ltd.	600	7,539
Kurita Water Industries Ltd.	3,500	84,081
KYB Corp.	700	16,889
Kyocera Corp.	10,000	497,291
Kyodo Printing Co. Ltd.	300	6,650
Kyoei Sangyo Co. Ltd.	100	1,378
Kyoei Steel Ltd. (x)	1,300	19,478
Kyoei Tanker Co. Ltd.	100	1,389
Kyokuto Boeki Kaisha Ltd.	200	2,705
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	29,333
Kyokuto Securities Co. Ltd.	1,600	17,006
Kyokuyo Co. Ltd.	500	13,200
KYORIN Holdings, Inc.	3,000	66,091
Kyoritsu Maintenance Co. Ltd. (x)	1,200	52,270
Kyoritsu Printing Co. Ltd.	1,000	1,751
Kyosan Electric Manufacturing Co. Ltd.	2,000	7,606
Kyoto Kimono Yuzen Co. Ltd.	700	2,400
Kyowa Electronic Instruments Co. Ltd.	1,000	3,317
Kyowa Exeo Corp.	3,058	71,299
Kyowa Hakko Kirin Co. Ltd.	10,000	187,910
Kyowa Leather Cloth Co. Ltd.	700	4,983
Kyudenko Corp.	2,000	75,256
Kyushu Electric Power Co., Inc.	8,800	104,638
Kyushu Financial Group, Inc.	16,770	63,296
Kyushu Railway Co.	1,500	50,534
Land Business Co. Ltd.	1,000	6,886
LAND Co. Ltd.*	1,300	95
LEC, Inc. (x)	1,200	17,634
Leopalace21 Corp.	7,300	28,720
Life Corp.	700	14,451
Lintec Corp.	900	19,317
Lion Corp.	10,000	206,267
LIXIL Group Corp.	8,440	105,373
Look Holdings, Inc.	400	3,521
M3, Inc.	12,800	173,449
Mabuchi Motor Co. Ltd. (x)	2,400	73,360
Macnica Fuji Electronics Holdings, Inc.	1,850	22,894
Maeda Corp.	8,000	74,286
Maeda Road Construction Co. Ltd.	4,000	82,414
Maezawa Industries, Inc.	900	2,870
Maezawa Kasei Industries Co. Ltd.	900	8,902
Maezawa Kyuso Industries Co. Ltd.	400	6,744
Makino Milling Machine Co. Ltd.	1,200	42,179
Makita Corp.	7,000	247,881
Mandom Corp.	1,400	38,227
Marche Corp.	300	2,115
Mars Group Holdings Corp.	600	12,004
Marubeni Construction Material Lease Co. Ltd.	100	1,613
Marubeni Corp.	42,200	293,663
Marubun Corp.	900	5,515
Marudai Food Co. Ltd. (x)	1,200	18,841
Maruha Nichiro Corp.	1,300	43,936
Marui Group Co. Ltd.	6,700	129,564
Maruichi Steel Tube Ltd.	1,600	50,356
Maruka Machinery Co. Ltd.	400	6,824
Marusan Securities Co. Ltd.	3,900	27,082
Maruwa Co. Ltd.	300	15,128
Maruwn Corp.	600	1,611
Maruyama Manufacturing Co., Inc.	200	2,304
Maruzen CHI Holdings Co. Ltd.*	600	1,754
Maruzen Showa Unyu Co. Ltd.	800	19,912
Matsuda Sangyo Co. Ltd.	800	10,660
Matsui Construction Co. Ltd.	1,000	6,692
Matsui Securities Co. Ltd. (x)	100	1,049
Matsumotokiyoshi Holdings Co. Ltd.	3,800	117,358
Matsuya Co. Ltd.	2,200	22,116
Matsuyafoods Holdings Co. Ltd.	500	16,526
Max Co. Ltd.	2,000	24,969
Mazda Motor Corp.	11,400	117,267
Mebuki Financial Group, Inc.	32,760	86,479
MEC Co. Ltd.	800	7,701
Medical System Network Co. Ltd.	400	1,360
Medipal Holdings Corp.	7,600	164,401
Megachips Corp.	1,100	23,040
Megmilk Snow Brand Co. Ltd.	2,700	69,930
Meidensha Corp.	2,400	30,456
Meiji Holdings Co. Ltd.	4,800	391,131
Meiji Shipping Co. Ltd.	1,100	3,278
Meiko Network Japan Co. Ltd.	900	7,380
Meitec Corp.	1,000	40,326
Meito Sangyo Co. Ltd.	600	7,105
Meiwa Corp.	900	3,159
Meiwa Estate Co. Ltd.	700	3,585
Melco Holdings, Inc. (x)	600	18,054
Michinoku Bank Ltd. (The)	600	9,368
Milbon Co. Ltd.	1,440	58,958
Mimasu Semiconductor Industry Co. Ltd.	1,000	11,992
Minebea Mitsumi, Inc.	13,137	188,647
Ministop Co. Ltd.	900	16,895
Miraca Holdings, Inc.	2,600	58,603
Mirait Holdings Corp.	3,600	52,671
Misawa Homes Co. Ltd.	1,600	10,831
MISUMI Group, Inc.	7,800	162,785
Mitachi Co. Ltd.	200	1,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Mito Securities Co. Ltd.	3,000	$6,999
Mitsuba Corp.	2,000	11,331
Mitsubishi Chemical Holdings Corp.	41,720	313,866
Mitsubishi Corp.	41,510	1,132,929
Mitsubishi Electric Corp.	66,000	723,552
Mitsubishi Estate Co. Ltd.	44,800	702,059
Mitsubishi Gas Chemical Co., Inc.	6,500	97,107
Mitsubishi Heavy Industries Ltd.	7,100	255,031
Mitsubishi Kakoki Kaisha Ltd.	300	4,026
Mitsubishi Logisnext Co. Ltd.	1,000	9,613
Mitsubishi Logistics Corp.	3,000	67,947
Mitsubishi Materials Corp.	3,700	97,003
Mitsubishi Motors Corp.	26,200	144,651
Mitsubishi Paper Mills Ltd.	1,800	8,681
Mitsubishi Pencil Co. Ltd.	2,000	39,303
Mitsubishi Research Institute, Inc.	400	11,458
Mitsubishi Shokuhin Co. Ltd.	1,100	28,003
Mitsubishi Steel Manufacturing Co. Ltd.	700	10,176
Mitsubishi Tanabe Pharma Corp.	6,000	86,203
Mitsubishi UFJ Financial Group, Inc.	437,700	2,158,360
Mitsubishi UFJ Lease & Finance Co. Ltd.	19,700	94,395
Mitsuboshi Belting Ltd.	1,500	28,913
Mitsui & Co. Ltd.	42,800	663,322
Mitsui Chemicals, Inc.	3,118	69,957
Mitsui E&S Holdings Co. Ltd.	3,400	31,702
Mitsui Fudosan Co. Ltd.	34,800	771,077
Mitsui High-Tec, Inc.	1,400	10,789
Mitsui Matsushima Holdings Co. Ltd.	800	9,841
Mitsui Mining & Smelting Co. Ltd. (x)	1,200	24,585
Mitsui OSK Lines Ltd.	4,100	89,082
Mitsui Sugar Co. Ltd.	1,000	25,317
Mitsui-Soko Holdings Co. Ltd.	1,000	17,142
Mitsumura Printing Co. Ltd.	100	1,612
Mitsuuroko Group Holdings Co. Ltd.	1,900	12,339
Miura Co. Ltd.	3,000	67,569
Miyaji Engineering Group, Inc.	400	6,912
Miyakoshi Holdings, Inc.*	300	2,602
Miyazaki Bank Ltd. (The)	800	20,992
Miyoshi Oil & Fat Co. Ltd.	400	3,796
Mizuho Financial Group, Inc.	766,480	1,194,613
Mizuno Corp.	1,200	25,403
Mochida Pharmaceutical Co. Ltd.	500	41,251
Modec, Inc.	1,000	20,592
Monex Group, Inc.	7,000	23,377
MonotaRO Co. Ltd.	4,000	97,545
Morinaga & Co. Ltd.	1,800	77,893
Morinaga Milk Industry Co. Ltd.	2,200	61,999
Morita Holdings Corp.	2,000	32,916
Morozoff Ltd.	200	9,105
Mory Industries, Inc.	400	8,720
MOS Food Services, Inc.	1,600	41,068
MrMax Holdings Ltd.	1,200	5,128
MS&AD Insurance Group Holdings, Inc.	11,600	329,270
Murata Manufacturing Co. Ltd.	6,965	959,690
Musashi Seimitsu Industry Co. Ltd.	2,400	33,795
Musashino Bank Ltd. (The)	1,900	43,878
Mutoh Holdings Co. Ltd.	100	1,615
Nabtesco Corp.	3,800	81,761
NAC Co. Ltd.	400	3,750
Nachi-Fujikoshi Corp. (x)	1,200	41,346
Nagaileben Co. Ltd.	1,200	25,583
Nagano Bank Ltd. (The)	400	6,058
Nagano Keiki Co. Ltd.	800	5,501
Nagase & Co. Ltd.	6,300	86,458
Nagatanien Holdings Co. Ltd.	500	10,823
Nagoya Railroad Co. Ltd.	4,000	106,089
Naigai Co. Ltd.*	300	1,397
Nakabayashi Co. Ltd.	1,000	5,117
Nakamuraya Co. Ltd.	300	11,472
Nakano Corp.	1,000	4,569
Nakayama Steel Works Ltd.	600	2,597
Nakayamafuku Co. Ltd.	700	3,126
Nakayo, Inc.	200	2,531
Namura Shipbuilding Co. Ltd.	1,024	4,424
Nankai Electric Railway Co. Ltd.	3,200	84,076
Nanto Bank Ltd. (The)	1,100	21,425
Natori Co. Ltd.	600	9,107
NC Holdings Co. Ltd.	300	1,111
NEC Capital Solutions Ltd.	300	4,203
NEC Corp.	8,100	242,496
NEC Networks & System Integration Corp.	1,100	24,583
NET One Systems Co. Ltd.	900	16,011
Neturen Co. Ltd.	1,700	12,933
Nexon Co. Ltd.	17,600	224,833
Nexyz Group Corp.	500	8,314
NGK Insulators Ltd.	1,500	20,221
NGK Spark Plug Co. Ltd.	6,100	120,332
NH Foods Ltd.	1,500	56,387
NHK Spring Co. Ltd.	9,700	84,941
Nice Holdings, Inc.	500	4,013
Nichia Steel Works Ltd.	1,000	2,433
Nichias Corp.	3,000	51,826
Nichiban Co. Ltd.	500	8,654
Nichicon Corp.	3,900	28,118
Nichiden Corp.	1,000	14,500
Nichiha Corp.	1,200	30,387
NichiiGakkan Co. Ltd.	2,200	20,549
Nichi-iko Pharmaceutical Co. Ltd.	2,100	30,982
Nichimo Co. Ltd.	100	1,488
Nichirei Corp.	3,500	95,801
Nichireki Co. Ltd.	1,000	9,558
Nidec Corp.	7,927	908,472
Nifco, Inc.	3,400	80,258
Nihon Chouzai Co. Ltd.	300	8,724
Nihon Dempa Kogyo Co. Ltd.	900	3,116
Nihon Eslead Corp.	500	6,633
Nihon Kohden Corp.	400	12,921
Nihon M&A Center, Inc.	5,200	103,533
Nihon Nohyaku Co. Ltd.	2,000	9,214
Nihon Parkerizing Co. Ltd.	6,000	69,281
Nihon Tokushu Toryo Co. Ltd.	1,000	11,884
Nihon Trim Co. Ltd.	200	10,476

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Nihon Unisys Ltd.	3,300	$73,238
Nihon Yamamura Glass Co. Ltd.	500	7,094
Nikkato Corp.	400	3,165
Nikkiso Co. Ltd.	4,000	33,241
Nikko Co. Ltd.	200	4,267
Nikkon Holdings Co. Ltd.	3,000	71,561
Nikon Corp.	12,300	182,268
Nintendo Co. Ltd.	3,900	1,030,422
Nippo Corp.	3,000	57,384
Nippon Air Conditioning Services Co. Ltd.	1,200	7,913
Nippon Beet Sugar Manufacturing Co. Ltd.	700	11,490
Nippon Carbide Industries Co., Inc.	300	4,797
Nippon Carbon Co. Ltd. (x)	600	21,720
Nippon Ceramic Co. Ltd.	800	16,962
Nippon Chemical Industrial Co. Ltd.	400	7,950
Nippon Chemi-Con Corp.	700	12,141
Nippon Chemiphar Co. Ltd.	100	2,646
Nippon Chutetsukan KK	100	930
Nippon Coke & Engineering Co. Ltd.	10,000	8,322
Nippon Concrete Industries Co. Ltd.	1,000	2,317
Nippon Denko Co. Ltd.	5,000	9,814
Nippon Densetsu Kogyo Co. Ltd.	2,000	39,533
Nippon Electric Glass Co. Ltd.	4,000	97,259
Nippon Express Co. Ltd.	1,800	99,998
Nippon Felt Co. Ltd.	700	2,885
Nippon Filcon Co. Ltd.	900	3,914
Nippon Fine Chemical Co. Ltd.	1,000	9,336
Nippon Flour Mills Co. Ltd.	4,000	66,768
Nippon Gas Co. Ltd.	1,100	40,205
Nippon Hume Corp.	1,000	7,372
Nippon Kanzai Co. Ltd.	800	13,884
Nippon Kayaku Co. Ltd. (x)	5,000	63,439
Nippon Kinzoku Co. Ltd.	300	3,008
Nippon Koei Co. Ltd.	800	17,883
Nippon Koshuha Steel Co. Ltd.	500	2,413
Nippon Light Metal Holdings Co. Ltd.	2,800	5,644
Nippon Paint Holdings Co. Ltd. (x)	5,500	186,492
Nippon Paper Industries Co. Ltd.	4,600	82,137
Nippon Parking Development Co. Ltd.	13,000	16,925
Nippon Pillar Packing Co. Ltd.	1,000	11,071
Nippon Piston Ring Co. Ltd.	400	6,823
Nippon Road Co. Ltd. (The)	400	21,030
Nippon Seisen Co. Ltd.	200	6,060
Nippon Sharyo Ltd.*	400	8,060
Nippon Sheet Glass Co. Ltd.	3,800	28,641
Nippon Shinyaku Co. Ltd.	1,900	119,694
Nippon Shokubai Co. Ltd.	1,000	63,501
Nippon Signal Co. Ltd.	2,800	22,655
Nippon Soda Co. Ltd.	1,400	33,947
Nippon Steel & Sumikin Bussan Corp.	740	30,745
Nippon Steel & Sumitomo Metal Corp.	20,716	354,237
Nippon Suisan Kaisha Ltd.	16,000	89,181
Nippon Systemware Co. Ltd.	400	6,619
Nippon Telegraph & Telephone Corp.	43,420	1,767,891
Nippon Television Holdings, Inc.	1,200	17,575
Nippon Thompson Co. Ltd.	4,000	17,690
Nippon Yakin Kogyo Co. Ltd.	6,500	13,867
Nippon Yusen KK	100	1,549
Nipro Corp.	4,800	58,607
Nishimatsu Construction Co. Ltd.	2,200	49,651
Nishimatsuya Chain Co. Ltd.	700	5,705
Nishi-Nippon Financial Holdings, Inc.	4,000	35,112
Nissan Chemical Corp.	3,800	197,813
Nissan Motor Co. Ltd.	57,620	464,407
Nissan Shatai Co. Ltd.	4,000	35,249
Nissan Tokyo Sales Holdings Co. Ltd.	1,000	2,808
Nissei Plastic Industrial Co. Ltd.	1,000	8,282
Nissha Co. Ltd. (x)	2,200	25,975
Nisshin Fudosan Co.	1,400	5,758
Nisshin Oillio Group Ltd. (The)	1,200	34,151
Nisshin Seifun Group, Inc.	4,205	86,809
Nisshinbo Holdings, Inc.	4,368	33,271
Nissin Corp.	800	13,092
Nissin Electric Co. Ltd.	2,000	14,567
Nissin Foods Holdings Co. Ltd.	2,500	156,880
Nissin Kogyo Co. Ltd.	2,100	26,890
Nissui Pharmaceutical Co. Ltd.	500	5,229
Nitori Holdings Co. Ltd.	2,800	347,805
Nitta Corp.	1,100	32,360
Nittetsu Mining Co. Ltd.	300	12,758
Nitto Boseki Co. Ltd.	2,000	32,958
Nitto Denko Corp.	5,320	265,618
Nitto Fuji Flour Milling Co. Ltd.	100	5,096
Nitto Kogyo Corp.	1,800	28,575
Nitto Kohki Co. Ltd.	700	13,563
Nitto Seiko Co. Ltd.	1,000	4,835
Nitto Seimo Co. Ltd.	100	1,084
Nittoc Construction Co. Ltd.	750	4,431
NOF Corp.	2,900	98,557
Nohmi Bosai Ltd.	1,000	16,628
NOK Corp. (x)	5,000	69,675
Nomura Co. Ltd.	2,000	45,779
Nomura Holdings, Inc.	112,000	427,032
Nomura Real Estate Holdings, Inc.	6,400	116,769
Nomura Research Institute Ltd.	4,003	147,149
Noritake Co. Ltd.	600	24,568
Noritsu Koki Co. Ltd.	1,100	14,871
Noritz Corp.	2,300	32,833
North Pacific Bank Ltd.	2,400	6,389
NS Solutions Corp.	2,000	47,872
NS United Kaiun Kaisha Ltd.	400	10,850
NSD Co. Ltd.	2,530	49,118
NSK Ltd.	14,500	124,304
NTN Corp. (x)	23,000	66,015
NTT Data Corp.	16,600	181,363
NTT DOCOMO, Inc.	44,900	1,008,229
Obara Group, Inc.	800	28,347
Obayashi Corp.	8,000	71,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
OBIC Business Consultants Co. Ltd. (x)	1,200	$46,716
Obic Co. Ltd.	2,200	168,368
Odakyu Electric Railway Co. Ltd.	10,499	230,092
Oenon Holdings, Inc.	3,000	9,454
Ogaki Kyoritsu Bank Ltd. (The)	1,600	31,917
Ohara, Inc.	400	5,820
Ohashi Technica, Inc.	600	6,375
OIE Sangyo Co. Ltd.	300	3,033
Oiles Corp.	1,560	25,195
Oita Bank Ltd. (The)	700	21,346
Oizumi Corp.	400	1,338
Oji Holdings Corp.	34,000	174,023
Okabe Co. Ltd.	2,700	21,452
Okamoto Industries, Inc.	800	41,929
Okamura Corp.	4,000	51,110
Okasan Securities Group, Inc.	6,000	26,430
Okaya Electric Industries Co. Ltd.	600	1,904
Oki Electric Industry Co. Ltd.	3,600	42,380
Okinawa Electric Power Co., Inc. (The)	2,165	42,024
OKK Corp.	400	2,792
OKUMA Corp.	1,000	47,518
Okumura Corp.	1,300	37,660
Okura Industrial Co. Ltd.	600	10,061
Okuwa Co. Ltd.	1,000	10,130
Olympic Group Corp.	800	4,506
Olympus Corp.	105,300	3,219,881
Omron Corp.	38,400	1,384,055
Ono Pharmaceutical Co. Ltd.	15,000	303,572
ONO Sokki Co. Ltd.	500	2,525
Onoken Co. Ltd.	1,000	14,653
Onward Holdings Co. Ltd.	1,000	5,347
Optex Group Co. Ltd.	1,600	25,022
Oracle Corp. Japan	1,100	69,598
Organo Corp.	400	9,454
Orient Corp. (x)	16,500	19,972
Oriental Land Co. Ltd.	7,200	731,022
Origin Electric Co. Ltd.	200	3,017
ORIX Corp.	41,900	608,791
Osaka Gas Co. Ltd.	4,000	73,090
Osaka Soda Co. Ltd.	1,000	22,325
Osaka Steel Co. Ltd.	800	13,324
OSAKA Titanium Technologies Co. Ltd. (x)	1,100	16,583
Osaki Electric Co. Ltd.	1,000	6,080
OSG Corp.	2,200	43,215
OSJB Holdings Corp.	450	1,178
Otsuka Corp.	4,200	114,986
Otsuka Holdings Co. Ltd.	11,100	452,971
Oyo Corp.	1,200	12,088
Pacific Industrial Co. Ltd.	2,000	26,494
Pacific Metals Co. Ltd. (x)	899	21,979
Pack Corp. (The)	900	24,857
PAL GROUP Holdings Co. Ltd.	700	17,216
PALTAC Corp.	1,050	49,072
Panasonic Corp.	75,385	676,406
Paramount Bed Holdings Co. Ltd.	900	37,244
Parco Co. Ltd.	500	5,063
Paris Miki Holdings, Inc.	1,500	5,778
Park24 Co. Ltd.	4,000	88,417
Pasco Corp.*	200	1,293
Pasona Group, Inc.	1,000	10,340
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,200	7,160
Penta-Ocean Construction Co. Ltd.	10,300	56,598
Persol Holdings Co. Ltd.	5,100	74,899
PIA Corp. (x)	300	10,331
Pigeon Corp.	4,800	207,262
Pilot Corp.	1,100	53,013
Piolax, Inc.	1,500	29,807
Pioneer Corp. (x)*	17,600	10,237
Plenus Co. Ltd.	1,500	25,915
Pola Orbis Holdings, Inc.	3,000	80,368
Poplar Co. Ltd.*	300	1,441
Press Kogyo Co. Ltd.	5,000	24,492
Prima Meat Packers Ltd. (x)	1,400	25,173
Pronexus, Inc.	1,300	12,149
PS Mitsubishi Construction Co. Ltd.	800	4,330
Raito Kogyo Co. Ltd.	2,900	38,891
Rakuten, Inc. (x)	28,400	188,839
Rasa Corp.	500	3,836
Rasa Industries Ltd.	400	4,679
Recruit Holdings Co. Ltd.	42,900	1,027,059
Relia, Inc.	1,600	13,080
Renaissance, Inc.	500	9,334
Renesas Electronics Corp.*	3,200	14,677
Rengo Co. Ltd.	10,000	78,775
Renown, Inc.*	2,500	2,130
Resol Holdings Co. Ltd.	100	3,492
Resona Holdings, Inc.	63,800	305,189
Resorttrust, Inc.	3,800	56,100
Rheon Automatic Machinery Co. Ltd.	1,000	12,400
Rhythm Watch Co. Ltd.	600	10,369
Ricoh Co. Ltd.	16,400	160,396
Ricoh Leasing Co. Ltd.	800	23,988
Right On Co. Ltd.	900	6,973
Riken Corp.	400	18,369
Riken Keiki Co. Ltd.	1,000	18,535
Riken Technos Corp.	2,000	8,254
Ringer Hut Co. Ltd.	900	18,733
Rinnai Corp.	1,700	111,327
Riso Kagaku Corp.	1,800	27,617
Riso Kyoiku Co. Ltd.	3,900	16,329
Rock Field Co. Ltd.	1,200	18,026
Rohm Co. Ltd.	1,600	101,084
Rohto Pharmaceutical Co. Ltd.	3,300	89,098
Roland DG Corp.	500	9,649
Round One Corp.	3,300	34,111
Royal Holdings Co. Ltd.	1,800	41,513
Ryobi Ltd.	1,400	33,859
Ryoden Corp.	500	6,418
Ryohin Keikaku Co. Ltd.	1,000	243,370
Ryosan Co. Ltd.	1,900	50,339
Ryoyo Electro Corp.	1,600	22,403
S Foods, Inc.	500	18,734
Sagami Holdings Corp.	1,000	12,182
Saibu Gas Co. Ltd.	1,300	30,164
Saizeriya Co. Ltd.	1,600	27,483
Sakai Chemical Industry Co. Ltd.	800	16,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sakai Heavy Industries Ltd.	200	$4,160
Sakai Moving Service Co. Ltd. (x)	400	21,800
Sakai Ovex Co. Ltd.	300	5,017
Sakata INX Corp.	2,000	22,008
Sakata Seed Corp.	2,000	61,790
Sala Corp.	1,000	5,416
San Holdings, Inc.	200	4,092
San ju San Financial Group, Inc.	990	15,410
San-A Co. Ltd.	800	30,393
San-Ai Oil Co. Ltd.	2,000	19,850
Sanden Holdings Corp.*	1,400	9,552
Sangetsu Corp.	4,200	75,767
San-In Godo Bank Ltd. (The)	7,000	48,677
Sanix, Inc.*	1,800	3,055
Sanken Electric Co. Ltd.	1,400	25,951
Sanki Engineering Co. Ltd.	3,000	30,897
Sanko Metal Industrial Co. Ltd.	100	2,487
Sankyo Co. Ltd.	700	26,507
Sankyo Seiko Co. Ltd.	2,000	7,519
Sankyo Tateyama, Inc.	1,700	18,075
Sankyu, Inc.	1,700	76,473
Sanoh Industrial Co. Ltd.	1,400	6,965
Sanrio Co. Ltd.	2,000	38,894
Sanritsu Corp.	300	1,714
Sanshin Electronics Co. Ltd. (x)	1,500	26,905
Santen Pharmaceutical Co. Ltd.	13,400	191,767
Sanwa Holdings Corp.	8,800	99,306
Sanyo Chemical Industries Ltd.	600	27,869
Sanyo Housing Nagoya Co. Ltd.	1,000	8,571
Sanyo Industries Ltd.	100	1,709
Sanyo Shokai Ltd.	600	9,870
Sanyo Special Steel Co. Ltd.	1,200	25,221
Sapporo Holdings Ltd. (x)	2,500	51,898
Sata Construction Co. Ltd.	800	2,823
Sato Holdings Corp.	1,200	28,344
Sato Shoji Corp.	1,000	8,056
Satori Electric Co. Ltd.	900	7,102
Sawai Pharmaceutical Co. Ltd.	1,800	85,313
Saxa Holdings, Inc.	300	4,690
SBI Holdings, Inc.	7,860	153,424
SCREEN Holdings Co. Ltd.	1,300	54,913
Scroll Corp.	1,700	6,022
SCSK Corp.	2,232	78,507
Secom Co. Ltd.	6,500	536,662
Sega Sammy Holdings, Inc.	8,900	125,504
Seibu Holdings, Inc.	7,600	131,831
Seika Corp.	800	11,124
Seikagaku Corp.	2,400	27,078
Seikitokyu Kogyo Co. Ltd.	600	3,297
Seiko Epson Corp.	10,500	147,330
Seiko Holdings Corp.	1,200	22,915
Seino Holdings Co. Ltd.	5,000	65,197
Seiren Co. Ltd.	3,200	52,574
Sekisui Chemical Co. Ltd.	15,400	227,863
Sekisui House Ltd.	13,000	190,604
Sekisui Jushi Corp.	1,000	17,473
Sekisui Plastics Co. Ltd.	1,000	8,471
Senko Group Holdings Co. Ltd.	4,000	30,190
Senshu Ikeda Holdings, Inc.	6,880	18,881
Senshukai Co. Ltd.	2,200	5,241
Seven & i Holdings Co. Ltd.	23,436	1,020,459
Seven Bank Ltd.	26,000	74,155
Shibaura Mechatronics Corp.	200	6,216
Shibusawa Warehouse Co. Ltd. (The)	600	8,802
Shibuya Corp.	700	22,640
Shiga Bank Ltd. (The)	200	4,667
Shikibo Ltd.	700	6,331
Shikoku Bank Ltd. (The)	1,600	17,169
Shikoku Chemicals Corp.	1,000	9,359
Shikoku Electric Power Co., Inc. (x)	7,600	91,766
Shima Seiki Manufacturing Ltd. (x)	900	25,856
Shimachu Co. Ltd.	100	2,707
Shimadzu Corp.	8,000	156,544
Shimamura Co. Ltd.	800	61,489
Shimano, Inc.	2,600	369,627
Shimizu Bank Ltd. (The)	400	5,901
Shimizu Corp.	24,200	198,882
Shimojima Co. Ltd.	800	7,205
Shin Nippon Air Technologies Co. Ltd.	900	14,609
Shin Nippon Biomedical Laboratories Ltd.*	700	4,243
Shinagawa Refractories Co. Ltd.	300	10,345
Shindengen Electric Manufacturing Co. Ltd.	400	13,760
Shin-Etsu Chemical Co. Ltd.	11,300	870,561
Shin-Etsu Polymer Co. Ltd.	2,500	15,423
Shingakukai Holdings Co. Ltd.	600	2,923
Shinkawa Ltd.*	900	3,141
Shin-Keisei Electric Railway Co. Ltd.	200	3,806
Shinko Electric Industries Co. Ltd.	3,100	19,550
Shinko Plantech Co. Ltd.	2,600	27,411
Shinko Shoji Co. Ltd.	1,100	17,675
Shinmaywa Industries Ltd.	5,000	61,346
Shinnihon Corp.	1,600	15,134
Shinsei Bank Ltd.	7,900	93,504
Shinsho Corp.	300	6,629
Shinwa Co. Ltd.	600	11,383
Shinyei Kaisha	100	837
Shionogi & Co. Ltd.	8,500	481,981
Ship Healthcare Holdings, Inc.	1,500	55,683
Shiseido Co. Ltd.	13,200	820,182
Shizuoka Bank Ltd. (The)	7,000	54,485
Shizuoka Gas Co. Ltd.	3,000	23,232
SHO-BOND Holdings Co. Ltd.	900	66,443
Shobunsha Publications, Inc.	700	2,718
Shochiku Co. Ltd. (x)	400	38,355
Shoko Co. Ltd.*	400	2,269
Showa Corp.	2,600	30,489
Showa Denko KK (x)	800	23,466
Showa Sangyo Co. Ltd.	1,000	27,212
Showa Shell Sekiyu KK	6,200	86,824
Shuei Yobiko Co. Ltd.	200	879
Siix Corp. (x)	1,400	18,040
Sinanen Holdings Co. Ltd.	400	8,744
Sinfonia Technology Co. Ltd.	1,400	17,136
Sintokogio Ltd.	2,600	21,158
SK Japan Co. Ltd.	200	1,422
SKY Perfect JSAT Holdings, Inc.	9,000	38,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Skylark Holdings Co. Ltd. (x)	3,900	$61,838
SMC Corp.	1,800	537,660
SMK Corp.	300	5,919
SNT Corp.	2,400	7,598
Soda Nikka Co. Ltd.	1,000	4,663
SoftBank Group Corp.	26,606	1,753,728
Softbank Technology Corp.	400	6,452
Softbrain Co. Ltd.	2,000	7,923
Sogo Medical Holdings Co. Ltd.	800	15,102
Sohgo Security Services Co. Ltd.	2,900	136,534
Sojitz Corp.	39,100	134,878
Sompo Holdings, Inc.	12,550	423,621
Sony Corp.	42,700	2,056,299
Sony Financial Holdings, Inc.	7,300	135,498
Soshin Electric Co. Ltd.	600	2,028
Sotetsu Holdings, Inc.	3,000	88,778
Space Value Holdings Co. Ltd. (x)	2,000	17,199
SPK Corp.	200	4,138
Square Enix Holdings Co. Ltd.	4,000	107,760
SRA Holdings	600	14,218
ST Corp.	600	10,105
St Marc Holdings Co. Ltd.	800	17,759
Stanley Electric Co. Ltd.	5,400	150,594
Star Micronics Co. Ltd. (x)	2,300	30,943
Starzen Co. Ltd.	400	13,741
Stella Chemifa Corp.	500	11,579
Studio Alice Co. Ltd.	500	10,505
Subaru Corp.	18,100	386,394
Sugi Holdings Co. Ltd.	1,500	59,277
Sugimoto & Co. Ltd.	600	9,580
SUMCO Corp.	8,000	90,207
Sumida Corp.	700	7,952
Suminoe Textile Co. Ltd.	300	6,573
Sumiseki Holdings, Inc.	3,800	3,324
Sumitomo Bakelite Co. Ltd.	1,200	41,045
Sumitomo Chemical Co. Ltd.	44,000	215,176
Sumitomo Corp.	35,880	506,160
Sumitomo Dainippon Pharma Co. Ltd.	4,700	151,371
Sumitomo Densetsu Co. Ltd.	900	14,827
Sumitomo Electric Industries Ltd.	19,000	250,823
Sumitomo Forestry Co. Ltd.	4,800	62,399
Sumitomo Heavy Industries Ltd.	4,000	117,922
Sumitomo Metal Mining Co. Ltd.	8,300	220,755
Sumitomo Mitsui Construction Co. Ltd.	7,200	43,641
Sumitomo Mitsui Financial Group, Inc.	45,050	1,485,606
Sumitomo Mitsui Trust Holdings, Inc.	12,341	449,199
Sumitomo Osaka Cement Co. Ltd. (x)	1,300	53,292
Sumitomo Precision Products Co. Ltd.	200	5,394
Sumitomo Realty & Development Co. Ltd.	14,400	525,941
Sumitomo Riko Co. Ltd.	2,000	16,535
Sumitomo Rubber Industries Ltd.	7,284	86,688
Sumitomo Seika Chemicals Co. Ltd.	400	15,464
Sumitomo Warehouse Co. Ltd. (The)	4,500	55,083
Sun Frontier Fudousan Co. Ltd.	1,000	9,771
Sundrug Co. Ltd.	600	17,847
Suntory Beverage & Food Ltd. (x)	1,600	72,217
Sun-Wa Technos Corp.	600	5,595
Suruga Bank Ltd. (x)	5,500	20,177
Suzuden Corp.	300	3,244
Suzuken Co. Ltd.	3,190	163,724
Suzuki Motor Corp.	11,900	602,146
SWCC Showa Holdings Co. Ltd.	1,500	8,308
Sysmex Corp.	5,500	265,359
Systena Corp.	4,000	46,086
T Hasegawa Co. Ltd. (x)	1,600	22,638
T RAD Co. Ltd.	400	8,366
T&D Holdings, Inc.	21,600	249,186
Tac Co. Ltd.	700	1,365
Tachibana Eletech Co. Ltd.	840	11,822
Tachi-S Co. Ltd.	1,600	20,852
Tadano Ltd.	5,000	44,848
Taihei Dengyo Kaisha Ltd.	500	11,217
Taiheiyo Cement Corp.	4,478	137,822
Taiheiyo Kouhatsu, Inc.	400	2,752
Taiho Kogyo Co. Ltd.	800	7,010
Taikisha Ltd.	2,100	55,421
Taiko Pharmaceutical Co. Ltd.	400	7,078
Taisei Corp.	5,500	233,833
Taisei Lamick Co. Ltd.	300	7,960
Taisho Pharmaceutical Holdings Co. Ltd.	1,400	139,189
Taiyo Holdings Co. Ltd.	900	25,235
Taiyo Nippon Sanso Corp.	7,600	125,132
Taiyo Yuden Co. Ltd. (x)	4,700	70,989
Takachiho Koheki Co. Ltd.	500	4,373
Takadakiko Co. Ltd.	100	2,378
Takamatsu Construction Group Co. Ltd.	1,000	25,242
Takano Co. Ltd.	400	2,977
Takaoka Toko Co. Ltd.	400	4,990
Taka-Q Co. Ltd.*	500	745
Takara Holdings, Inc.	6,000	72,561
Takara Leben Co. Ltd.	4,400	12,028
Takara Printing Co. Ltd.	700	10,498
Takara Standard Co. Ltd.	2,500	37,705
Takasago International Corp.	800	24,687
Takasago Thermal Engineering Co. Ltd.	3,900	63,074
Takashima & Co. Ltd.	200	3,131
Takashimaya Co. Ltd.	500	6,354
Take And Give Needs Co. Ltd.	600	9,313
Takeda Pharmaceutical Co. Ltd. (x)	21,400	726,118
Takihyo Co. Ltd.	200	3,093
Takuma Co. Ltd.	4,000	49,834
Tamron Co. Ltd.	1,200	17,094
Tamura Corp.	3,000	14,413
Tanaka Co. Ltd.	300	1,485
Tanseisha Co. Ltd.	1,950	19,453
Tatsuta Electric Wire and Cable Co. Ltd.	2,000	8,809
Taya Co. Ltd.*	200	1,049
Tayca Corp.	1,000	14,860
TBK Co. Ltd.	1,000	3,678
TDC Soft, Inc.	800	5,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
TDK Corp.	3,700	$263,275
Teac Corp.*	600	1,015
TechnoPro Holdings, Inc.	1,500	61,271
Teijin Ltd.	5,200	82,783
Teikoku Electric Manufacturing Co. Ltd.	800	9,455
Teikoku Sen-I Co. Ltd.	1,000	19,580
Teikoku Tsushin Kogyo Co. Ltd.	400	4,227
Tekken Corp.	800	18,450
Ten Allied Co. Ltd.*	800	2,866
Tenma Corp.	1,100	18,344
Terumo Corp.	9,200	516,851
T-Gaia Corp.	2,000	37,667
THK Co. Ltd.	5,300	98,489
Tigers Polymer Corp.	600	3,344
TIS, Inc.	2,300	91,391
Titan Kogyo Ltd.	100	2,068
TKC Corp.	900	31,770
Toa Corp./Hyogo	1,000	9,026
Toa Corp./Tokyo	1,100	13,088
TOA ROAD Corp.	200	5,638
Toabo Corp.	400	1,681
Toagosei Co. Ltd.	6,500	72,213
Tobishima Corp.	800	10,214
Tobu Railway Co. Ltd.	6,800	182,395
TOC Co. Ltd.	4,700	31,188
Tocalo Co. Ltd.	2,400	18,399
Tochigi Bank Ltd. (The)	6,000	13,626
Toda Corp.	14,000	86,616
Toda Kogyo Corp.	100	2,011
Toei Co. Ltd.	500	59,094
Toenec Corp.	200	5,243
Toho Bank Ltd. (The)	10,000	28,369
Toho Co. Ltd./Kobe	400	7,925
Toho Co. Ltd./Tokyo	4,100	148,168
Toho Gas Co. Ltd.	600	25,283
Toho Holdings Co. Ltd. (x)	1,900	46,259
Toho Titanium Co. Ltd.	2,100	19,461
Toho Zinc Co. Ltd. (x)	700	21,254
Tohoku Bank Ltd. (The)	600	6,137
Tohoku Electric Power Co., Inc.	1,900	24,974
Tohto Suisan Co. Ltd.	200	3,646
Tokai Carbon Co. Ltd. (x)	6,400	71,909
TOKAI Holdings Corp.	2,000	15,959
Tokai Rika Co. Ltd.	2,900	47,743
Tokai Senko KK	100	864
Tokai Tokyo Financial Holdings, Inc.	9,600	41,381
Token Corp.	520	30,623
Tokio Marine Holdings, Inc.	22,000	1,045,782
Tokushu Tokai Paper Co. Ltd.	800	29,856
Tokuyama Corp.	2,200	48,223
Tokyo Broadcasting System Holdings, Inc.	3,700	58,482
Tokyo Century Corp.	1,400	60,912
Tokyo Dome Corp.	4,500	38,150
Tokyo Electric Power Co. Holdings, Inc.*	49,500	292,730
Tokyo Electron Ltd.	4,400	504,810
Tokyo Energy & Systems, Inc.	1,000	8,833
Tokyo Gas Co. Ltd.	9,000	227,606
Tokyo Individualized Educational Institute, Inc.	900	8,405
Tokyo Keiki, Inc.	800	6,737
Tokyo Kikai Seisakusho Ltd.*	300	1,000
Tokyo Kiraboshi Financial Group, Inc.	1,451	22,568
Tokyo Ohka Kogyo Co. Ltd.	1,300	34,562
Tokyo Rakutenchi Co. Ltd.	200	8,711
Tokyo Rope Manufacturing Co. Ltd.	800	6,818
Tokyo Sangyo Co. Ltd.	1,000	4,528
Tokyo Seimitsu Co. Ltd.	100	2,548
Tokyo Steel Manufacturing Co. Ltd.	3,800	30,675
Tokyo Tatemono Co. Ltd.	7,591	78,227
Tokyo Tekko Co. Ltd.	400	4,080
Tokyo Theatres Co., Inc.	400	4,434
Tokyotokeiba Co. Ltd. (x)	800	19,738
Tokyu Construction Co. Ltd.	4,940	44,707
Tokyu Corp.	18,000	292,540
Tokyu Fudosan Holdings Corp.	22,174	110,074
Toli Corp.	3,000	6,836
Tomato Bank Ltd.	400	3,990
Tomen Devices Corp.	100	2,072
Tomoe Corp. (x)	1,800	5,654
Tomoe Engineering Co. Ltd.	400	8,811
Tomoegawa Co. Ltd.	400	3,578
Tomoku Co. Ltd.	800	12,272
TOMONY Holdings, Inc.	9,400	34,664
Tomy Co. Ltd.	3,700	36,775
Tonami Holdings Co. Ltd.	200	10,257
Top Culture Co. Ltd.	400	1,001
Topcon Corp.	2,800	36,737
Toppan Forms Co. Ltd.	2,600	20,334
Toppan Printing Co. Ltd.	500	7,317
Topre Corp.	2,500	49,424
Topy Industries Ltd.	1,000	20,416
Toray Industries, Inc.	54,000	377,290
Torigoe Co. Ltd. (The)	1,200	8,735
Torii Pharmaceutical Co. Ltd.	800	17,710
Torishima Pump Manufacturing Co. Ltd.	1,500	12,616
Tose Co. Ltd.	300	2,058
Toshiba Machine Co. Ltd. (x)	1,400	24,899
Toshiba Plant Systems & Services Corp.	2,000	37,020
Toshiba TEC Corp.	1,400	32,542
Tosho Printing Co. Ltd.	500	3,072
Tosoh Corp.	10,700	138,448
Totetsu Kogyo Co. Ltd.	1,000	27,480
TOTO Ltd.	5,400	185,623
Totoku Electric Co. Ltd.	100	1,701
Tottori Bank Ltd. (The)	300	3,865
Toukei Computer Co. Ltd.	200	5,634
Tow Co. Ltd.	600	3,876
Towa Bank Ltd. (The)	1,300	8,772
Towa Corp.	1,200	6,316
Towa Pharmaceutical Co. Ltd.	600	42,244
Toyo Construction Co. Ltd.	3,600	12,315
Toyo Corp.	1,600	11,829
Toyo Denki Seizo KK	400	4,412

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Toyo Engineering Corp.*	1,600	$9,229
Toyo Ink SC Holdings Co. Ltd.	200	4,432
Toyo Kanetsu KK	600	12,224
Toyo Logistics Co. Ltd.	1,000	2,562
Toyo Machinery & Metal Co. Ltd.	1,000	4,881
Toyo Securities Co. Ltd.	4,000	6,240
Toyo Seikan Group Holdings Ltd.	4,800	109,496
Toyo Shutter Co. Ltd.	200	1,121
Toyo Sugar Refining Co. Ltd.	200	1,885
Toyo Suisan Kaisha Ltd.	900	31,408
Toyo Tanso Co. Ltd.	700	13,787
Toyo Tire Corp. (x)	5,000	62,190
Toyo Wharf & Warehouse Co. Ltd.	300	3,902
Toyobo Co. Ltd.	1,700	23,325
Toyoda Gosei Co. Ltd.	2,400	47,849
Toyota Boshoku Corp.	1,800	26,798
Toyota Industries Corp.	5,700	262,289
Toyota Motor Corp.	144,480	8,391,510
Toyota Tsusho Corp.	7,800	229,404
TPR Co. Ltd.	1,500	30,280
Transcosmos, Inc.	1,600	33,816
Trend Micro, Inc.	3,400	184,011
Trusco Nakayama Corp. (x)	1,400	36,697
TS Tech Co. Ltd.	2,300	64,195
TSI Holdings Co. Ltd.	4,825	31,216
Tsubakimoto Chain Co.	1,200	39,163
Tsubakimoto Kogyo Co. Ltd.	200	5,602
Tsudakoma Corp.	300	4,677
Tsugami Corp.	3,000	17,358
Tsukamoto Corp. Co. Ltd.	200	1,820
Tsukishima Kikai Co. Ltd.	2,000	23,184
Tsukuba Bank Ltd.	5,400	10,649
Tsumura & Co.	2,700	75,787
Tsuruha Holdings, Inc.	1,400	120,091
Tsutsumi Jewelry Co. Ltd.	500	8,407
TV Asahi Holdings Corp.	3,000	53,503
Tv Tokyo Holdings Corp.	500	10,658
TYK Corp.	1,000	3,344
UACJ Corp.	1,226	23,850
Ube Industries Ltd.	100	2,015
Uchida Yoko Co. Ltd.	400	9,575
Ueki Corp.	100	2,071
UKC Holdings Corp.	700	11,631
Ulvac, Inc.	1,200	34,491
Unicafe, Inc.	300	2,763
Unicharm Corp.	13,500	436,145
Uniden Holdings Corp.	300	5,361
Union Tool Co.	800	21,215
Unipres Corp.	1,600	27,002
United Arrows Ltd.	1,100	35,143
United Super Markets Holdings, Inc.	3,520	38,441
Unitika Ltd.*	2,900	12,184
U-Shin Ltd.	1,400	12,400
Ushio, Inc.	6,300	66,625
USS Co. Ltd.	9,100	151,877
Utoc Corp.	900	3,890
Valor Holdings Co. Ltd.	2,400	58,128
Valqua Ltd.	1,000	20,338
Vital KSK Holdings, Inc.	2,300	23,560
Wacoal Holdings Corp. (x)	500	12,911
Wacom Co. Ltd.	8,000	33,478
Wakachiku Construction Co. Ltd.	700	9,889
Wakamoto Pharmaceutical Co. Ltd.	1,000	2,587
Warabeya Nichiyo Holdings Co. Ltd.	700	12,324
Watabe Wedding Corp.	300	1,656
WATAMI Co. Ltd.	1,400	16,672
Weathernews, Inc.	300	7,717
Welcia Holdings Co. Ltd. (x)	2,000	90,836
West Japan Railway Co.	4,200	296,624
Wood One Co. Ltd.	400	3,785
Xebio Holdings Co. Ltd.	1,400	16,050
YAC Holdings Co. Ltd.	500	2,671
Yahagi Construction Co. Ltd.	1,700	10,839
Yahoo Japan Corp.	50,100	125,861
Yaizu Suisankagaku Industry Co. Ltd.	600	5,528
Yakult Honsha Co. Ltd.	4,300	301,483
YAMABIKO Corp.	2,000	18,436
Yamada Denki Co. Ltd.	22,372	107,189
Yamagata Bank Ltd. (The)	1,400	26,780
Yamaguchi Financial Group, Inc.	1,000	9,558
Yamaha Corp.	3,800	161,335
Yamaha Motor Co. Ltd. (x)	10,000	194,624
Yamaichi Electronics Co. Ltd.	1,200	12,703
Yamanashi Chuo Bank Ltd. (The)	1,400	17,920
Yamashita Health Care Holdings, Inc.	100	983
Yamatane Corp.	600	9,151
Yamato Corp.	1,000	4,446
Yamato Holdings Co. Ltd.	11,700	318,840
Yamato International, Inc.	700	2,586
Yamato Kogyo Co. Ltd.	1,200	27,968
Yamaura Corp.	500	4,467
Yamaya Corp.	110	2,213
Yamazaki Baking Co. Ltd.	6,000	125,689
Yamazawa Co. Ltd.	300	4,767
Yamazen Corp.	4,700	43,756
Yaoko Co. Ltd.	1,000	54,927
Yaskawa Electric Corp.	7,600	184,048
Yasuda Logistics Corp.	1,000	7,144
Yellow Hat Ltd.	1,100	26,409
Yodogawa Steel Works Ltd.	1,800	35,972
Yokogawa Bridge Holdings Corp.	2,000	30,039
Yokogawa Electric Corp.	6,400	109,777
Yokohama Reito Co. Ltd.	2,600	21,562
Yokohama Rubber Co. Ltd. (The)	5,000	93,268
Yokowo Co. Ltd.	1,000	12,939
Yomeishu Seizo Co. Ltd.	500	10,184
Yomiuri Land Co. Ltd.	200	6,909
Yondenko Corp.	200	4,729
Yondoshi Holdings, Inc.	900	17,891
Yorozu Corp.	700	8,747
Yoshinoya Holdings Co. Ltd.	3,000	49,607
Yuasa Trading Co. Ltd.	1,200	34,235
Yuken Kogyo Co. Ltd.	200	3,396
Yurtec Corp.	2,000	15,461
Yushin Precision Equipment Co. Ltd.	1,200	9,201
Yushiro Chemical Industry Co. Ltd.	600	6,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Zappallas, Inc.*	1,000	$3,285
Zenkoku Hosho Co. Ltd.	2,400	74,593
Zenrin Co. Ltd.	2,550	53,772
Zensho Holdings Co. Ltd. (x)	4,600	112,266
Zeon Corp.	7,000	63,529
Zeria Pharmaceutical Co. Ltd.	1,100	19,898
ZOZO, Inc.	6,800	122,740
Zuken, Inc.	800	10,955

		134,418,740

Mexico (0.4%)
Fresnillo plc	12,042	131,613
Grupo Televisa SAB (ADR)	220,000	2,767,600

		2,899,213

Netherlands (4.7%)
Akzo Nobel NV	12,400	996,744
ASML Holding NV	57,637	8,992,926
EXOR NV	94,600	5,111,934
ING Groep NV	313,147	3,355,943
Koninklijke Ahold Delhaize NV	101,540	2,561,608
Koninklijke Philips NV	76,484	2,695,531
Royal Dutch Shell plc, Class A	262,682	7,709,852
Royal Dutch Shell plc, Class B	214,024	6,368,663

		37,793,201

New Zealand (0.0%)
Fletcher Building Ltd.	17,976	58,566
SKYCITY Entertainment Group Ltd.	12,612	29,314
Spark New Zealand Ltd. (x)	15,442	43,722
Trade Me Group Ltd.	13,185	55,552

		187,154

South Africa (1.0%)
Anglo American plc	56,387	1,246,494
Naspers Ltd., Class N	34,960	6,944,363

		8,190,857

South Korea (0.8%)
NAVER Corp.*	30,500	3,323,212
Samsung Electronics Co. Ltd.	96,600	3,342,425

		6,665,637

Spain (2.5%)
Amadeus IT Group SA	35,313	2,458,814
Banco Bilbao Vizcaya Argentaria SA	536,581	2,830,472
Banco Santander SA	1,298,514	5,859,992
Iberdrola SA	470,711	3,766,366
Industria de Diseno Textil SA	89,437	2,280,024
Telefonica SA	372,326	3,142,525

		20,338,193

Sweden (1.6%)
Hennes & Mauritz AB, Class B	435,400	6,184,234
SKF AB, Class B	209,200	3,185,544
Volvo AB, Class B	293,900	3,864,406

		13,234,184

Switzerland (3.9%)
Cie Financiere Richemont SA (Registered)	61,700	3,965,301
Coca-Cola HBC AG	11,251	350,084
Credit Suisse Group AG (Registered)*	778,100	8,574,773
Glencore plc	2,624,418	9,679,804
Kuehne + Nagel International AG (Registered)	20,500	2,642,703
LafargeHolcim Ltd. (Registered)*	110,900	4,582,636
Nestle SA (Registered)	20,500	1,666,667

		31,461,968

Taiwan (0.4%)
Taiwan Semiconductor Manufacturing Co. Ltd.	444,000	3,223,119

United Kingdom (18.9%)
3i Group plc	57,066	560,301
Admiral Group plc	12,783	332,293
Ashtead Group plc	244,805	5,071,967
Associated British Foods plc	19,857	516,439
AstraZeneca plc	72,368	5,412,075
Aviva plc	223,851	1,067,646
BAE Systems plc	182,307	1,064,039
Barclays plc	974,126	1,868,591
Barratt Developments plc	63,007	371,910
BP plc	1,115,277	7,036,757
British American Tobacco plc	132,488	4,224,934
British Land Co. plc (The) (REIT)	56,016	380,631
BT Group plc	476,468	1,442,283
Bunzl plc	19,177	577,012
Burberry Group plc	23,690	521,207
Centrica plc	334,294	574,835
CNH Industrial NV	851,100	7,656,916
Compass Group plc	90,360	1,897,080
CYBG plc (CHDI)	42,653	100,153
Diageo plc	169,000	6,006,855
Direct Line Insurance Group plc	78,607	318,382
easyJet plc	16,309	228,952
Experian plc	83,170	2,021,425
G4S plc	895,500	2,241,137
GlaxoSmithKline plc	278,260	5,281,279
GVC Holdings plc	31,540	271,089
Hargreaves Lansdown plc	15,090	355,544
HSBC Holdings plc	1,147,488	9,416,712
Imperial Brands plc	54,241	1,640,247
Informa plc	71,594	574,091
InterContinental Hotels Group plc	10,883	585,711
International Consolidated Airlines Group SA	91,678	719,476
Intertek Group plc	9,216	561,070
ITV plc	212,801	337,712
J Sainsbury plc	94,446	318,475
Janus Henderson Group plc (CHDI)	4,692	95,998
Johnson Matthey plc	10,848	387,045
Kingfisher plc (x)	137,895	364,815
Land Securities Group plc (REIT)	40,700	417,220
Legal & General Group plc	337,899	991,490
Liberty Global plc, Class A*	75,200	1,604,768
Liberty Global plc, Class C*	192,900	3,981,456
Linde plc	44,465	7,060,464
Lloyds Banking Group plc	17,805,000	11,765,109
London Stock Exchange Group plc	17,810	919,086

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Marks & Spencer Group plc	92,823	$292,558
Meggitt plc	164,900	986,466
Melrose Industries plc (x)	281,563	583,045
Mondi plc	21,964	454,486
National Grid plc	191,522	1,852,126
Next plc	7,637	388,650
Ocado Group plc*	24,938	250,004
Pearson plc	45,003	536,503
Persimmon plc	19,330	473,574
Prudential plc	147,956	2,643,540
Reckitt Benckiser Group plc	48,239	3,683,820
RELX plc	107,320	2,204,237
Rolls-Royce Holdings plc	94,800	997,631
Rolls-Royce Holdings plc (Preference) (q)(r)*	23,790,096	30,323
Royal Bank of Scotland Group plc	1,904,248	5,235,865
RSA Insurance Group plc	61,051	398,341
Sage Group plc (The)	64,806	496,166
Schroders plc	183,268	5,683,768
Severn Trent plc	14,862	343,365
Smith & Nephew plc	50,567	940,467
Smiths Group plc	142,500	2,467,208
SSE plc	58,005	797,524
St James’s Place plc	29,799	357,036
Standard Chartered plc	154,461	1,193,933
Standard Life Aberdeen plc (x)	112,726	368,843
Taylor Wimpey plc	185,754	321,301
Tesco plc	551,779	1,337,038
Unilever NV (CVA)	121,775	6,616,644
Unilever plc	63,591	3,328,205
United Utilities Group plc	38,969	364,913
Vodafone Group plc	1,524,253	2,961,822
Whitbread plc	10,598	616,932
WPP plc	478,170	5,135,687

		153,484,698

United States (0.9%)
Carnival plc	9,722	466,332
Ferguson plc	60,903	3,900,589
News Corp. (CHDI), Class B (x)	2,956	34,068
ResMed, Inc. (CHDI)	23,600	266,023
Sims Metal Management Ltd. (x)	6,823	48,246
Willis Towers Watson plc	17,600	2,672,736

		7,387,994

Total Common Stocks (88.5%) (Cost $728,160,952)		719,815,790

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.6%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,500,776, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,581,429. (xx)	$1,500,000	1,500,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $2,478,512, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $2,527,681. (xx)	2,478,117	2,478,117
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $1,000,137, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $1,020,479. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $400,057, collateralized by various Common Stocks; total market value $445,285. (xx)	400,000	400,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,000,328, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,040,000. (xx)	2,000,000	2,000,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $6,000,843, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $6,572,855. (xx)	6,000,000	6,000,000

Total Repurchase Agreements		13,378,117

Total Short-Term Investments (1.6%) (Cost $13,378,117)		13,378,117

Total Investments in Securities (90.1%) (Cost $741,539,069)		733,193,907
Other Assets Less Liabilities (9.9%)		80,988,656

Net Assets (100%)		$814,182,563

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $13,881,278. This was collateralized by $1,079,472 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 5/15/47 and by cash of $13,378,117 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
TWD	— New Taiwan Dollar
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$153,180,161	18.8%
Industrials	108,566,413	13.3
Consumer Discretionary	105,585,718	13.0
Materials	67,943,234	8.4
Consumer Staples	61,331,166	7.5
Communication Services	59,392,382	7.3
Health Care	51,523,927	6.3
Information Technology	43,961,177	5.4
Energy	42,644,091	5.3
Utilities	16,300,781	2.0
Repurchase Agreements	13,378,117	1.6
Real Estate	9,386,740	1.2
Cash and Other	80,988,656	9.9

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	167,458	5,547,614	—	(492,813)	58,217	(1,505,031)	3,607,987	230,513	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,003	3/2019	EUR	34,176,828	(1,171,760)
FTSE 100 Index	253	3/2019	GBP	21,473,530	(393,023)
SPI 200 Index	86	3/2019	AUD	8,421,314	(29,514)
TOPIX Index	166	3/2019	JPY	22,619,497	(975,569)

					(2,569,866)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	26,394,790	USD	238,935	JPMorgan Chase Bank	1/8/2019	1,882
EUR	6,515,767	USD	7,459,908	Citibank NA	3/15/2019	50,359
EUR	316,445	USD	363,563	HSBC Bank plc	3/15/2019	1,181
GBP	3,850,673	USD	4,885,060	Citibank NA	3/15/2019	40,066
JPY	525,119,153	USD	4,697,851	Citibank NA	3/15/2019	120,542
JPY	33,494,017	USD	307,115	HSBC Bank plc	3/15/2019	220
USD	1,190,814	AUD	1,659,385	Citibank NA	3/15/2019	20,585

Total unrealized appreciation						234,835

USD	417,953	JPY	46,213,099	Deutsche Bank AG	1/4/2019	(3,719)
USD	108,493	JPY	11,972,566	Morgan Stanley	1/7/2019	(781)
AUD	2,527,575	USD	1,815,213	Citibank NA	3/15/2019	(32,720)
USD	4,983,998	EUR	4,328,977	HSBC Bank plc	3/15/2019	(5,709)
USD	3,330,056	GBP	2,621,080	HSBC Bank plc	3/15/2019	(22,383)
USD	3,145,078	JPY	350,209,102	HSBC Bank plc	3/15/2019	(68,374)
USD	3,796,292	CHF	3,697,000	JPMorgan Chase Bank	6/19/2019	(26,971)

Total unrealized depreciation						(160,657)

Net unrealized appreciation						74,178

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following in (USD): AUD 7,531,913, CAD 711, CHF 680, EUR 29,819,557, GBP 18,898,607, JPY 19,211,317, SEK 1 and TWD 75.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
Assets:
Common Stocks
Australia	$—	$58,334,407	$	—(a	)	$58,334,407
Belgium	—	4,209,062		—		4,209,062
Canada	3,883,807	—		—		3,883,807
Chile	—	215,940		—		215,940
China	2,448,080	—		—		2,448,080
Finland	—	2,618,439		—		2,618,439
France	—	101,763,525		—		101,763,525
Germany	—	97,918,655		—		97,918,655
India	—	1,902,922		—		1,902,922
Ireland	5,314,830	3,293,882		—		8,608,712
Italy	—	18,627,283		—		18,627,283
Japan	—	134,418,740		—		134,418,740
Mexico	2,767,600	131,613		—		2,899,213
Netherlands	—	37,793,201		—		37,793,201

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
New Zealand	$—	$187,154	$—	$187,154
South Africa	—	8,190,857	—	8,190,857
South Korea	—	6,665,637	—	6,665,637
Spain	—	20,338,193	—	20,338,193
Sweden	—	13,234,184	—	13,234,184
Switzerland	—	31,461,968	—	31,461,968
Taiwan	—	3,223,119	—	3,223,119
United Kingdom	5,586,224	147,868,151	30,323	153,484,698
United States	2,672,736	4,715,258	—	7,387,994
Forward Currency Contracts	—	234,835	—	234,835
Short-Term Investments
Repurchase Agreements	—	13,378,117	—	13,378,117

Total Assets	$22,673,277	$710,725,142	$30,323	$733,428,742

Liabilities:
Forward Currency Contracts	$—	$(160,657)	$—	$(160,657)
Futures	(2,569,866)	—	—	(2,569,866)

Total Liabilities	$(2,569,866)	$(160,657)	$—	$(2,730,523)

Total	$20,103,411	$710,564,485	$30,323	$730,698,219

(a) Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$234,835

Total		$234,835

	Liability Derivatives
Foreign exchange contracts	Payables	$(160,657)
Equity contracts	Payables, Net assets – Unrealized depreciation	(2,569,866)*

Total		$(2,730,523)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$67,732	$67,732
Equity contracts	(19,800,282)	—	(19,800,282)

Total	$(19,800,282)	$67,732	$(19,732,550)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(36,807)	$(36,807)
Equity contracts	(2,948,796)	—	(2,948,796)

Total	$(2,948,796)	$(36,807)	$(2,985,603)

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $12,665,000 and futures contracts with an average notional balance of approximately $106,463,000 respectively, during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$231,552	$(32,720)	$—	$198,832
HSBC Bank plc	1,401	(1,401)	—	—
JPMorgan Chase Bank	1,882	(1,882)	—	—

Total	$234,835	$(36,003)	$—	$198,832

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$32,720	$(32,720)	$—	$—
Deutsche Bank AG	3,719	—	—	3,719
HSBC Bank plc	96,466	(1,401)	—	95,065
JPMorgan Chase Bank	26,971	(1,882)	—	25,089
Morgan Stanley	781	—	—	781

Total	$160,657	$(36,003)	$—	$124,654

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$357,170,867
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$417,903,580

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$90,686,244
Aggregate gross unrealized depreciation	(103,067,713)

Net unrealized depreciation	$(12,381,469)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$743,079,688

For the year ended December 31, 2018, the Portfolio incurred approximately $14,344 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,603,664)	$3,607,987
Unaffiliated Issuers (Cost $724,557,288)	716,207,803
Repurchase Agreements (Cost $13,378,117)	13,378,117
Cash	12,171,468
Foreign cash (Cost $79,075,313)	75,462,861
Cash held as collateral at broker for futures	4,734,280
Receivable for securities sold	5,295,472
Due from Custodian	4,681,062
Dividends, interest and other receivables	2,402,468
Due from broker for futures variation margin	789,357
Unrealized appreciation on forward foreign currency contracts	234,835
Receivable for Portfolio shares sold	77,933
Securities lending income receivable	20,881
Other assets	4,289

Total assets	839,068,813

LIABILITIES
Payable for return of collateral on securities loaned	13,378,117
Payable for securities purchased	10,196,780
Payable for Portfolio shares redeemed	501,793
Investment management fees payable	269,382
Unrealized depreciation on forward foreign currency contracts	160,657
Distribution fees payable – Class IB	128,357
Administrative fees payable	85,762
Distribution fees payable – Class IA	3,815
Trustees’ fees payable	1,769
Accrued expenses	159,818

Total liabilities	24,886,250

NET ASSETS	$814,182,563

Net assets were comprised of:
Paid in capital	$844,878,515
Total distributable earnings (loss)	(30,695,952)

Net assets	$814,182,563

Class IA
Net asset value, offering and redemption price per share, $17,659,124 / 1,543,286 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.44

Class IB
Net asset value, offering and redemption price per share, $593,863,954 / 51,887,855 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.45

Class K
Net asset value, offering and redemption price per share, $202,659,485 / 17,669,470 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.47

(x)	Includes value of securities on loan of $13,881,278.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($230,513 of dividend income received from affiliates) (net of $2,175,412 foreign withholding tax)	$25,761,843
Interest	31,358
Securities lending (net)	260,988

Total income	26,054,189

EXPENSES
Investment management fees	5,737,647
Distribution fees – Class IB	1,776,123
Administrative fees	1,157,878
Custodian fees	233,000
Printing and mailing expenses	80,652
Professional fees	71,161
Distribution fees – Class IA	52,572
Trustees’ fees	23,734
Miscellaneous	98,622

Gross expenses	9,231,389
Less: Waiver from investment manager	(150,000)

Net expenses	9,081,389

NET INVESTMENT INCOME (LOSS)	16,972,800

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($58,217 of realized gain (loss) from affiliates)	25,608,514
Futures contracts	(19,800,282)
Forward foreign currency contracts	67,732
Foreign currency transactions	(833,709)

Net realized gain (loss)	5,042,255

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(1,505,031) of change in unrealized appreciation (depreciation) from affiliates)	(175,459,328)
Futures contracts	(2,948,796)
Forward foreign currency contracts	(36,807)
Foreign currency translations	(2,782,038)

Net change in unrealized appreciation (depreciation)	(181,226,969)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(176,184,714)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(159,211,914)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,972,800	$16,504,868
Net realized gain (loss)	5,042,255	27,714,251
Net change in unrealized appreciation (depreciation)	(181,226,969)	165,305,553

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(159,211,914)	209,524,672

Distributions to shareholders: (a)
Class IA	(357,169)	(410,493)
Class IB	(12,063,039)	(14,042,392)
Class K	(4,529,301)	(4,944,222)

Total distributions to shareholders	(16,949,509)	(19,397,107)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 99,474 and 74,732 shares, respectively ]	1,335,086	957,184
Capital shares issued in reinvestment of dividends [ 30,231 and 29,830 shares, respectively ]	357,169	410,493
Capital shares repurchased [ (192,053) and (200,367) shares, respectively ]	(2,581,997)	(2,595,876)

Total Class IA transactions	(889,742)	(1,228,199)

Class IB
Capital shares sold [ 1,594,753 and 1,318,217 shares, respectively ]	21,248,076	17,164,186
Capital shares issued in reinvestment of dividends [ 1,020,803 and 1,020,207 shares, respectively ]	12,063,039	14,042,392
Capital shares repurchased [ (5,703,695) and (7,421,297) shares, respectively ]	(77,203,865)	(97,305,830)

Total Class IB transactions	(43,892,750)	(66,099,252)

Class K
Capital shares sold [ 1,840,995 and 89,945 shares, respectively ]	22,244,555	1,117,644
Capital shares issued in reinvestment of dividends [ 382,515 and 358,387 shares, respectively ]	4,529,301	4,944,222
Capital shares repurchased [ (1,849,489) and (2,277,859) shares, respectively ]	(24,897,954)	(29,723,081)

Total Class K transactions	1,875,902	(23,661,215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(42,906,590)	(90,988,666)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(219,068,013)	99,138,899
NET ASSETS:
Beginning of year	1,033,250,576	934,111,677

End of year (b)	$814,182,563	$1,033,250,576

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $410,493, $14,042,392 and $4,944,222 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(5,195,402) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.98	$11.54	$11.51	$11.90	$13.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.21	0.21	0.20	0.22
Net realized and unrealized gain (loss)	(2.53)	2.49	(0.13)	(0.58)	(1.15)

Total from investment operations	(2.30)	2.70	0.08	(0.38)	(0.93)

Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.05)	(0.01)	(0.21)

Net asset value, end of year	$11.44	$13.98	$11.54	$11.51	$11.90

Total return	(16.53)%	23.41%	0.74%	(3.17)%	(7.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,659	$22,439	$19,635	$20,886	$22,830
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.01%	1.05%	1.02%	1.01%	1.02%
Before waivers and reimbursements (f)	1.02%	1.05%	1.02%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.72%	1.57%	1.88%	1.61%	1.69%
Before waivers and reimbursements (f)	1.70%	1.57%	1.87%	1.61%	1.69%
Portfolio turnover rate^	42%*	4%	6%	12%	7%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.98	$11.54	$11.51	$11.90	$13.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.21	0.21	0.20	0.22
Net realized and unrealized gain (loss)	(2.52)	2.49	(0.13)	(0.58)	(1.16)

Total from investment operations	(2.29)	2.70	0.08	(0.38)	(0.94)

Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.05)	(0.01)	(0.21)

Net asset value, end of year	$11.45	$13.98	$11.54	$11.51	$11.90

Total return	(16.46)%	23.41%	0.74%	(3.17)%	(7.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$593,864	$768,470	$693,243	$748,925	$824,055
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.01%	1.04%	1.02%	1.01%	1.02%
Before waivers and reimbursements (f)	1.02%	1.04%	1.02%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.72%	1.59%	1.88%	1.60%	1.69%
Before waivers and reimbursements (f)	1.70%	1.59%	1.87%	1.60%	1.69%
Portfolio turnover rate^	42%*	4%	6%	12%	7%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.01	$11.57	$11.54	$11.90	$13.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.24	0.24	0.23	0.25
Net realized and unrealized gain (loss)	(2.54)	2.49	(0.13)	(0.58)	(1.15)

Total from investment operations	(2.27)	2.73	0.11	(0.35)	(0.90)

Less distributions:
Dividends from net investment income	(0.27)	(0.29)	(0.08)	(0.01)	(0.24)

Net asset value, end of year	$11.47	$14.01	$11.57	$11.54	$11.90

Total return	(16.26)%	23.64%	0.99%	(2.92)%	(6.89)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$202,659	$242,342	$221,234	$252,048	$287,258
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.76%	0.79%	0.77%	0.76%	0.77%
Before waivers and reimbursements (f)	0.77%	0.79%	0.77%	0.76%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.96%	1.84%	2.13%	1.86%	1.94%
Before waivers and reimbursements (f)	1.95%	1.84%	2.13%	1.86%	1.94%
Portfolio turnover rate^	42%*	4%	6%	12%	7%
^	Portfolio turnover rate excludes derivatives, if any.
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser as discussed in Note 1. Excluding such transactions, the portfolio turnover rate would have been 22%.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Capital Guardian Trust Company

➢	Thornburg Investment Management, Inc.

➢	Vaughan Nelson Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(6.44)%	7.02%	11.47%
Portfolio – Class IB Shares	(6.44)	7.02	11.38
Portfolio – Class K Shares*	(6.19)	7.29	11.76
Volatility Managed Index – Large Cap Core	(5.97)	8.25	12.19
S&P 500® Index	(4.38)	8.49	13.12

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.44)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned (5.97)% and (4.38)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the financials and industrials sectors contributed to relative returns.

•	Overweighting Thermo Fisher Scientific, Inc. in the health care sector and underweighting General Electric Co. in the industrials sector added to relative performance at the individual level.

•	An underweight position in the consumer staples sector helped Portfolio results.

What hurt performance during the year:

•	A health care sector underweight detracted from relative performance.

•	An underweight position in Amazon.com, Inc. detracted the most at an individual holding level.

•	Energy and consumer discretionary stock selection detracted from relative performance.

•	An underweight position in Microsoft Corp. also detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•	The Portfolio used covered calls to increase income and put spreads to protect capital. During the year, these securities had a negligible impact on returns.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	14.7%
Financials	12.1
Health Care	11.9
Exchange Traded Funds	9.5
Communication Services	9.0
Industrials	7.9
Consumer Discretionary	7.8
Consumer Staples	5.5
Energy	4.9
Investment Company	4.0
Materials	3.0
Utilities	2.0
Real Estate	2.0
Repurchase Agreements	1.5
Cash and Other	4.2

100.0%

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$911.60	$4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	911.60	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class K
Actual	1,000.00	913.30	2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.0%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	776,792	$22,169,644
CenturyLink, Inc.	50,881	770,847
Verizon Communications, Inc.	222,319	12,498,774

		35,439,265

Entertainment (2.2%)
Activision Blizzard, Inc.	193,111	8,993,179
Electronic Arts, Inc.*	98,858	7,800,885
Netflix, Inc.*	29,357	7,857,695
Take-Two Interactive Software, Inc.*	6,127	630,713
Twenty-First Century Fox, Inc., Class A	56,452	2,716,470
Twenty-First Century Fox, Inc., Class B	26,082	1,246,198
Viacom, Inc., Class B	18,652	479,357
Walt Disney Co. (The)	161,471	17,705,295

		47,429,792

Interactive Media & Services (3.5%)
Alphabet, Inc., Class A*	16,086	16,809,227
Alphabet, Inc., Class C*	31,021	32,125,658
Facebook, Inc., Class A*	193,417	25,355,035
TripAdvisor, Inc.*	5,509	297,155
Twitter, Inc.*	38,910	1,118,273

		75,705,348

Media (1.4%)
CBS Corp. (Non-Voting), Class B	57,638	2,519,933
Charter Communications, Inc., Class A*	25,941	7,392,407
Comcast Corp., Class A	516,973	17,602,931
Discovery, Inc., Class A (x)*	8,250	204,105
Discovery, Inc., Class C*	19,328	446,090
DISH Network Corp., Class A*	11,991	299,415
Interpublic Group of Cos., Inc. (The)	20,680	426,629
News Corp., Class A	21,191	240,518
News Corp., Class B	6,659	76,911
Omnicom Group, Inc.	12,058	883,128

		30,092,067

Wireless Telecommunication Services (0.3%)
China Mobile Ltd.	752,728	7,254,203

Total Communication Services		195,920,675

Consumer Discretionary (7.8%)
Auto Components (0.1%)
Aptiv plc	14,121	869,430
BorgWarner, Inc.	11,538	400,830
Goodyear Tire & Rubber Co. (The)	12,985	265,024

		1,535,284

Automobiles (0.2%)
Ford Motor Co.	209,241	1,600,694
General Motors Co.	70,623	2,362,339
Harley-Davidson, Inc.	8,610	293,773

		4,256,806

Distributors (0.0%)
Genuine Parts Co.	7,896	758,174
LKQ Corp.*	17,537	416,153

		1,174,327

Diversified Consumer Services (0.0%)
H&R Block, Inc.	11,341	287,721

Hotels, Restaurants & Leisure (2.0%)
Aramark	136,073	3,942,035
Carnival Corp.	21,446	1,057,288
Chipotle Mexican Grill, Inc.*	7,816	3,374,871
Darden Restaurants, Inc.	6,740	673,056
Domino’s Pizza Group plc	390,695	1,157,046
Hilton Worldwide Holdings, Inc.	64,261	4,613,940
Marriott International, Inc., Class A	15,234	1,653,803
McDonald’s Corp.	41,500	7,369,155
MGM Resorts International	26,947	653,734
Norwegian Cruise Line Holdings Ltd.*	11,836	501,728
Royal Caribbean Cruises Ltd.	9,110	890,867
Starbucks Corp.	184,295	11,868,598
Wynn Resorts Ltd.	29,366	2,904,591
Yum! Brands, Inc.	46,907	4,311,691

		44,972,403

Household Durables (0.4%)
DR Horton, Inc.	18,423	638,541
Garmin Ltd.	6,675	422,661
Leggett & Platt, Inc.	7,315	262,170
Lennar Corp., Class A	15,740	616,221
Mohawk Industries, Inc.*	40,913	4,785,184
Newell Brands, Inc.	23,106	429,541
PulteGroup, Inc.	14,204	369,162
Whirlpool Corp.	3,433	366,885

		7,890,365

Internet & Direct Marketing Retail (2.3%)
Alibaba Group Holding Ltd. (ADR)*	30,825	4,225,183
Amazon.com, Inc.*	24,435	36,700,637
Booking Holdings, Inc.*	2,493	4,293,993
eBay, Inc.*	48,696	1,366,896
Expedia Group, Inc.	30,229	3,405,297

		49,992,006

Leisure Products (0.0%)
Hasbro, Inc.	6,179	502,044
Mattel, Inc. (x)*	19,217	191,978

		694,022

Multiline Retail (0.3%)
Dollar General Corp.	14,163	1,530,737
Dollar Tree, Inc.*	12,704	1,147,425
Kohl’s Corp.	8,923	591,952
Macy’s, Inc.	16,802	500,364
Nordstrom, Inc. (x)	6,199	288,935
Target Corp.	28,109	1,857,724

		5,917,137

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Specialty Retail (2.0%)
Advance Auto Parts, Inc.	3,922	$617,558
AutoZone, Inc.*	1,357	1,137,627
Best Buy Co., Inc.	12,979	687,368
CarMax, Inc.*	53,585	3,361,387
Foot Locker, Inc.	6,182	328,882
Gap, Inc. (The)	11,505	296,369
Home Depot, Inc. (The)	126,823	21,790,728
L Brands, Inc.	12,286	315,382
Lowe’s Cos., Inc.	43,202	3,990,137
O’Reilly Automotive, Inc.*	4,306	1,482,685
Ross Stores, Inc.	49,190	4,092,608
Tiffany & Co.	5,738	461,966
TJX Cos., Inc. (The)	66,584	2,978,968
Tractor Supply Co.	6,483	540,941
Ulta Beauty, Inc.*	3,059	748,966

		42,831,572

Textiles, Apparel & Luxury Goods (0.5%)
Hanesbrands, Inc.	19,860	248,846
Michael Kors Holdings Ltd.*	7,942	301,161
NIKE, Inc., Class B	100,019	7,415,409
PVH Corp.	3,987	370,592
Ralph Lauren Corp.	2,958	306,035
Tapestry, Inc.	15,242	514,417
Under Armour, Inc., Class A (x)*	10,094	178,361
Under Armour, Inc., Class C*	11,167	180,570
VF Corp.	17,507	1,248,949

		10,764,340

Total Consumer Discretionary		170,315,983

Consumer Staples (5.5%)
Beverages (1.0%)
Brown-Forman Corp., Class B	8,947	425,698
Coca-Cola Co. (The)	206,116	9,759,592
Constellation Brands, Inc., Class A	8,979	1,444,003
Molson Coors Brewing Co., Class B	9,954	559,017
Monster Beverage Corp.*	21,421	1,054,342
PepsiCo, Inc.	75,678	8,360,905

		21,603,557

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	37,177	7,573,327
Kroger Co. (The)	42,597	1,171,417
Sysco Corp.	25,548	1,600,838
US Foods Holding Corp.*	327,441	10,360,233
Walgreens Boots Alliance, Inc.	43,254	2,955,546
Walmart, Inc.	76,594	7,134,731

		30,796,092

Food Products (1.1%)
Archer-Daniels-Midland Co.	29,929	1,226,191
Campbell Soup Co. (x)	10,366	341,974
Conagra Brands, Inc.	26,128	558,094
General Mills, Inc.	31,849	1,240,200
Hershey Co. (The)	7,453	798,813
Hormel Foods Corp. (x)	57,969	2,474,117
JM Smucker Co. (The)	6,069	567,391
Kellogg Co.	13,528	771,231
Kraft Heinz Co. (The)	33,461	1,440,161
Lamb Weston Holdings, Inc.	7,858	578,035
McCormick & Co., Inc. (Non-Voting)	6,492	903,946
Mondelez International, Inc., Class A	129,639	5,189,449
Nomad Foods Ltd.*	429,635	7,183,497
Tyson Foods, Inc., Class A	15,934	850,876

		24,123,975

Household Products (1.1%)
Church & Dwight Co., Inc.	67,103	4,412,693
Clorox Co. (The)	6,868	1,058,634
Colgate-Palmolive Co.	46,665	2,777,501
Kimberly-Clark Corp.	18,598	2,119,056
Procter & Gamble Co. (The)	134,048	12,321,692

		22,689,576

Personal Products (0.3%)
Coty, Inc., Class A	24,159	158,483
Estee Lauder Cos., Inc. (The), Class A	52,906	6,883,071

		7,041,554

Tobacco (0.6%)
Altria Group, Inc.	100,886	4,982,760
Philip Morris International, Inc.	133,740	8,928,482

		13,911,242

Total Consumer Staples		120,165,996

Energy (4.4%)
Energy Equipment & Services (0.5%)
Baker Hughes a GE Co.	27,210	585,015
Ensco plc, Class A (x)	244,316	869,765
Halliburton Co.	86,239	2,292,233
Helmerich & Payne, Inc.	5,867	281,264
McDermott International, Inc.*	138,716	907,203
National Oilwell Varco, Inc.	20,416	524,691
Schlumberger Ltd.	126,178	4,552,502
TechnipFMC plc	23,373	457,643

		10,470,316

Oil, Gas & Consumable Fuels (3.9%)
Anadarko Petroleum Corp.	27,132	1,189,467
Apache Corp.	20,463	537,154
Cabot Oil & Gas Corp.	23,507	525,381
Cameco Corp. (x)	737,850	8,374,597
Chevron Corp.	116,282	12,650,319
Cimarex Energy Co.	5,290	326,129
Concho Resources, Inc.*	31,213	3,208,384
ConocoPhillips	76,341	4,759,861
Devon Energy Corp.	217,400	4,900,196
Diamondback Energy, Inc.	8,299	769,317
Enbridge, Inc.	74,500	2,315,460
EOG Resources, Inc.	62,301	5,433,270
Exxon Mobil Corp.	227,796	15,533,409
Hess Corp.	13,389	542,255
HollyFrontier Corp.	8,577	438,456
Kinder Morgan, Inc.	101,429	1,559,978
Kosmos Energy Ltd. (x)*	1,665,700	6,479,573
Marathon Oil Corp.	44,726	641,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Marathon Petroleum Corp.	37,171	$2,193,461
Newfield Exploration Co.*	9,969	146,146
Noble Energy, Inc.	26,289	493,182
Occidental Petroleum Corp.	60,023	3,684,212
ONEOK, Inc.	21,997	1,186,738
Phillips 66	22,845	1,968,097
Pioneer Natural Resources Co.	9,112	1,198,410
Valero Energy Corp.	22,864	1,714,114
Williams Cos., Inc. (The)	172,340	3,800,097

		86,569,034

Total Energy		97,039,350

Financials (11.7%)
Banks (4.3%)
Bank of America Corp.	491,080	12,100,211
BB&T Corp.	41,484	1,797,087
Citigroup, Inc.	323,031	16,816,994
Citizens Financial Group, Inc.	25,403	755,231
Comerica, Inc.	9,189	631,192
Fifth Third Bancorp	35,275	830,021
First Republic Bank	8,800	764,720
Huntington Bancshares, Inc.	237,686	2,833,217
JPMorgan Chase & Co.	314,056	30,658,147
KeyCorp	55,662	822,684
M&T Bank Corp.	7,552	1,080,918
People’s United Financial, Inc.	20,308	293,044
PNC Financial Services Group, Inc. (The)‡	24,858	2,906,149
Regions Financial Corp.	58,865	787,614
SunTrust Banks, Inc.	24,173	1,219,286
SVB Financial Group*	13,224	2,511,502
US Bancorp	81,735	3,735,290
Wells Fargo & Co.	283,541	13,065,569
Zions Bancorp NA	10,107	411,759

		94,020,635

Capital Markets (2.6%)
Affiliated Managers Group, Inc.	2,834	276,145
Ameriprise Financial, Inc.	7,578	790,916
Ares Capital Corp.	541,475	8,436,181
Bank of New York Mellon Corp. (The)	75,444	3,551,149
BlackRock, Inc.‡	6,534	2,566,686
Cboe Global Markets, Inc.	5,915	578,664
Charles Schwab Corp. (The)	64,339	2,671,999
CME Group, Inc.	27,412	5,156,745
E*TRADE Financial Corp.	13,679	600,235
Franklin Resources, Inc.	16,012	474,916
Goldman Sachs Group, Inc. (The)	18,613	3,109,302
Intercontinental Exchange, Inc.	74,375	5,602,669
Invesco Ltd.	22,462	376,014
Moody’s Corp.	53,560	7,500,542
Morgan Stanley	70,339	2,788,941
MSCI, Inc.	4,701	693,068
Nasdaq, Inc.	27,853	2,271,969
Northern Trust Corp.	11,936	997,730
Raymond James Financial, Inc.	6,889	512,610
S&P Global, Inc.	13,467	2,288,582
State Street Corp.	58,567	3,693,821
T. Rowe Price Group, Inc.	12,962	1,196,652

		56,135,536

Consumer Finance (0.6%)
American Express Co.	37,789	3,602,048
Capital One Financial Corp.	74,695	5,646,195
Discover Financial Services	18,076	1,066,122
Navient Corp.	198,922	1,752,503
Synchrony Financial	35,577	834,636

		12,901,504

Diversified Financial Services (1.6%)
Berkshire Hathaway, Inc., Class B*	168,160	34,334,909
Jefferies Financial Group, Inc.	15,267	265,035

		34,599,944

Insurance (2.2%)
Aflac, Inc.	41,061	1,870,739
Allstate Corp. (The)	18,514	1,529,812
American International Group, Inc.	47,490	1,871,581
Aon plc	42,945	6,242,485
Arthur J Gallagher & Co.	9,751	718,649
Assurant, Inc.	2,805	250,879
Assured Guaranty Ltd.	245,473	9,396,707
Brighthouse Financial, Inc.*	6,617	201,686
Chubb Ltd.	48,900	6,316,902
Cincinnati Financial Corp.	8,002	619,515
Everest Re Group Ltd.	2,187	476,241
Hartford Financial Services Group, Inc. (The)	19,120	849,884
Lincoln National Corp.	11,516	590,886
Loews Corp.	14,876	677,156
Marsh & McLennan Cos., Inc.	62,184	4,959,174
MetLife, Inc.	53,169	2,183,119
Principal Financial Group, Inc.	14,073	621,604
Progressive Corp. (The)	31,250	1,885,313
Prudential Financial, Inc.	22,173	1,808,208
RenaissanceRe Holdings Ltd.	15,100	2,018,870
Torchmark Corp.	5,570	415,132
Travelers Cos., Inc. (The)	14,324	1,715,299
Unum Group	12,127	356,291
Willis Towers Watson plc	6,979	1,059,831

		48,635,963

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
New Residential Investment Corp. (REIT)	348,075	4,946,146
PennyMac Mortgage Investment Trust (REIT)	272,202	5,068,401

		10,014,547

Total Financials		256,308,129

Health Care (11.9%)
Biotechnology (2.9%)
AbbVie, Inc.	169,894	15,662,528
Agios Pharmaceuticals, Inc.*	44,800	2,065,728
Alexion Pharmaceuticals, Inc.*	11,916	1,160,142
Alkermes plc*	133,822	3,949,087
Amgen, Inc.	34,285	6,674,261
Biogen, Inc.*	10,841	3,262,274
Bluebird Bio, Inc. (x)*	20,200	2,003,840
Celgene Corp.*	37,612	2,410,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Gilead Sciences, Inc.	218,331	$13,656,604
Incyte Corp.*	36,305	2,308,635
Neurocrine Biosciences, Inc.*	28,000	1,999,480
Regeneron Pharmaceuticals, Inc.*	4,142	1,547,037
Seattle Genetics, Inc.*	68,000	3,852,880
Ultragenyx Pharmaceutical, Inc.*	27,600	1,200,048
Vertex Pharmaceuticals, Inc.*	13,750	2,278,512

		64,031,609

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	94,498	6,835,040
ABIOMED, Inc.*	2,423	787,572
Align Technology, Inc.*	3,913	819,500
Baxter International, Inc.	26,576	1,749,232
Becton Dickinson and Co.	14,433	3,252,044
Boston Scientific Corp.*	74,454	2,631,204
Cooper Cos., Inc. (The)	2,617	666,026
Danaher Corp.	60,617	6,250,825
Dentsply Sirona, Inc.	11,974	445,553
Edwards Lifesciences Corp.*	11,248	1,722,856
Hologic, Inc.*	14,728	605,321
IDEXX Laboratories, Inc.*	4,637	862,575
Intuitive Surgical, Inc.*	6,144	2,942,484
Medtronic plc	149,316	13,581,783
ResMed, Inc.	7,667	873,041
Stryker Corp.	16,710	2,619,293
Varian Medical Systems, Inc.*	4,902	555,446
Zimmer Biomet Holdings, Inc.	10,877	1,128,162

		48,327,957

Health Care Providers & Services (2.4%)
AmerisourceBergen Corp.	8,438	627,787
Anthem, Inc.	13,915	3,654,496
Cardinal Health, Inc.	16,030	714,938
Centene Corp.*	10,970	1,264,841
Cigna Corp.	20,342	3,863,353
CVS Health Corp.	69,579	4,558,816
DaVita, Inc.*	6,939	357,081
HCA Healthcare, Inc.	14,460	1,799,547
Henry Schein, Inc.*	8,144	639,467
Humana, Inc.	7,370	2,111,358
Laboratory Corp. of America Holdings*	5,366	678,048
McKesson Corp.	10,512	1,161,261
Quest Diagnostics, Inc.	7,228	601,875
UnitedHealth Group, Inc.	112,706	28,077,319
Universal Health Services, Inc., Class B	4,667	543,985
WellCare Health Plans, Inc.*	2,675	631,541

		51,285,713

Health Care Technology (0.1%)
Cerner Corp.*	17,570	921,371

Life Sciences Tools & Services (1.3%)
Agilent Technologies, Inc.	17,019	1,148,102
Illumina, Inc.*	7,909	2,372,146
IQVIA Holdings, Inc.*	8,525	990,349
Mettler-Toledo International, Inc.*	1,348	762,402
PerkinElmer, Inc.	6,092	478,526
Thermo Fisher Scientific, Inc.	99,259	22,213,172
Waters Corp.*	4,075	768,749

		28,733,446

Pharmaceuticals (3.0%)
Allergan plc	17,067	2,281,175
Bristol-Myers Squibb Co.	87,819	4,564,832
Elanco Animal Health, Inc. (x)*	70,500	2,222,865
Eli Lilly & Co.	91,126	10,545,101
Johnson & Johnson	144,301	18,622,044
Merck & Co., Inc.	139,911	10,690,600
Mylan NV*	27,541	754,623
Nektar Therapeutics*	9,574	314,697
Perrigo Co. plc	6,785	262,919
Pfizer, Inc.	311,013	13,575,717
Zoetis, Inc.	25,790	2,206,077

		66,040,650

Total Health Care		259,340,746

Industrials (7.9%)
Aerospace & Defense (2.2%)
Arconic, Inc.	22,519	379,670
Boeing Co. (The)	35,916	11,582,910
General Dynamics Corp.	56,116	8,821,996
Harris Corp.	6,331	852,469
Huntington Ingalls Industries, Inc.	2,265	431,052
L3 Technologies, Inc.	4,202	729,719
Lockheed Martin Corp.	13,276	3,476,188
Northrop Grumman Corp.	18,122	4,438,078
Raytheon Co.	15,284	2,343,802
Textron, Inc.	13,072	601,181
TransDigm Group, Inc.*	20,609	7,008,297
United Technologies Corp.	57,558	6,128,776

		46,794,138

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	7,398	622,098
Expeditors International of Washington, Inc.	9,114	620,572
FedEx Corp.	13,027	2,101,646
United Parcel Service, Inc., Class B	82,369	8,033,449

		11,377,765

Airlines (0.2%)
Alaska Air Group, Inc.	6,768	411,833
American Airlines Group, Inc.	22,055	708,186
Delta Air Lines, Inc.	33,366	1,664,963
Southwest Airlines Co.	27,229	1,265,604
United Continental Holdings, Inc.*	12,201	1,021,590

		5,072,176

Building Products (0.1%)
Allegion plc	5,103	406,760
AO Smith Corp.	7,742	330,584
Fortune Brands Home & Security, Inc.	7,783	295,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Johnson Controls International plc	49,478	$1,467,023
Masco Corp.	16,497	482,372

		2,982,415

Commercial Services & Supplies (0.4%)
ADT, Inc. (x)	62,881	377,915
Cintas Corp.	4,637	778,970
Copart, Inc.*	10,627	507,758
Republic Services, Inc.	11,700	843,453
Rollins, Inc.	8,133	293,601
Waste Connections, Inc.	48,394	3,593,255
Waste Management, Inc.	21,191	1,885,787

		8,280,739

Construction & Engineering (0.0%)
Fluor Corp.	7,642	246,072
Jacobs Engineering Group, Inc.	6,570	384,082
Quanta Services, Inc.	7,857	236,496

		866,650

Electrical Equipment (0.3%)
Acuity Brands, Inc.	9,625	1,106,394
AMETEK, Inc.	12,402	839,615
Eaton Corp. plc	23,178	1,591,401
Emerson Electric Co.	33,666	2,011,544
Rockwell Automation, Inc.	6,493	977,067

		6,526,021

Industrial Conglomerates (1.3%)
3M Co.	31,329	5,969,428
General Electric Co.	574,093	4,345,884
Honeywell International, Inc.	39,782	5,255,998
Roper Technologies, Inc.	48,197	12,845,464

		28,416,774

Machinery (1.6%)
Caterpillar, Inc.	31,824	4,043,876
Cummins, Inc.	7,930	1,059,765
Deere & Co.	28,926	4,314,891
Dover Corp.	7,900	560,505
Flowserve Corp.	6,782	257,852
Fortive Corp.	15,812	1,069,840
IDEX Corp.	7,937	1,002,126
Illinois Tool Works, Inc.	16,424	2,080,756
Ingersoll-Rand plc	13,141	1,198,853
ITT, Inc.	44,197	2,133,389
PACCAR, Inc.	18,763	1,072,118
Parker-Hannifin Corp.	7,084	1,056,508
Pentair plc	8,522	321,961
Snap-on, Inc.	71,204	10,345,229
Stanley Black & Decker, Inc.	8,181	979,593
Wabtec Corp.	31,800	2,233,950
Xylem, Inc.	9,669	645,116

		34,376,328

Professional Services (0.3%)
Equifax, Inc.	29,044	2,704,868
IHS Markit Ltd.*	19,233	922,607
Nielsen Holdings plc	19,100	445,603
RELX plc (ADR) (x)	76,600	1,571,832
Robert Half International, Inc.	6,683	382,267
Verisk Analytics, Inc.*	8,770	956,281

		6,983,458

Road & Rail (0.9%)
CSX Corp.	88,862	5,520,996
JB Hunt Transport Services, Inc.	4,557	423,983
Kansas City Southern	5,375	513,044
Knight-Swift Transportation Holdings, Inc. (x)	227,400	5,700,918
Norfolk Southern Corp.	14,653	2,191,209
Union Pacific Corp.	39,629	5,477,917

		19,828,067

Trading Companies & Distributors (0.1%)
Fastenal Co.	15,445	807,619
United Rentals, Inc.*	4,313	442,212
WW Grainger, Inc.	2,454	692,911

		1,942,742

Total Industrials		173,447,273

Information Technology (14.7%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	2,852	600,916
Casa Systems, Inc.*	160,689	2,109,847
Cisco Systems, Inc.	241,901	10,481,570
EchoStar Corp., Class A*	19,662	721,989
F5 Networks, Inc.*	3,235	524,167
Juniper Networks, Inc.	18,502	497,889
Motorola Solutions, Inc.	8,798	1,012,122

		15,948,500

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	16,076	1,302,477
Corning, Inc.	43,189	1,304,740
Flex Ltd.*	295,909	2,251,867
FLIR Systems, Inc.	7,253	315,796
IPG Photonics Corp.*	1,909	216,271
Keysight Technologies, Inc.*	10,033	622,849
TE Connectivity Ltd.	18,457	1,395,903
Trimble, Inc.*	65,600	2,158,896

		9,568,799

IT Services (3.9%)
Accenture plc, Class A	52,278	7,371,721
Akamai Technologies, Inc.*	9,065	553,690
Alliance Data Systems Corp.	2,479	372,048
Automatic Data Processing, Inc.	23,469	3,077,255
Broadridge Financial Solutions, Inc.	6,238	600,407
Cognizant Technology Solutions Corp., Class A	82,901	5,262,555
DXC Technology Co.	15,048	800,102
Euronet Worldwide, Inc.*	36,700	3,757,346
Fidelity National Information Services, Inc.	17,614	1,806,316
Fiserv, Inc.*	21,531	1,582,313
FleetCor Technologies, Inc.*	4,771	886,070
Gartner, Inc.*	4,874	623,092
Global Payments, Inc.	36,611	3,775,692
GoDaddy, Inc., Class A*	64,300	4,219,366
International Business Machines Corp.	48,856	5,553,462
Jack Henry & Associates, Inc.	20,088	2,541,534
Mastercard, Inc., Class A	84,726	15,983,560

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Paychex, Inc.	17,205	$1,120,906
PayPal Holdings, Inc.*	63,357	5,327,690
Total System Services, Inc.	9,031	734,130
VeriSign, Inc.*	5,665	840,063
Visa, Inc., Class A	129,139	17,038,600
Western Union Co. (The)	23,825	406,455

		84,234,373

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Micro Devices, Inc.*	47,319	873,509
Analog Devices, Inc.	19,914	1,709,219
Applied Materials, Inc.	52,603	1,722,222
ASML Holding NV (Registered) (NYRS)	20,041	3,118,780
Broadcom, Inc.	48,297	12,280,961
Intel Corp.	245,561	11,524,178
KLA-Tencor Corp.	8,236	737,040
Lam Research Corp.	8,433	1,148,322
Maxim Integrated Products, Inc.	14,902	757,767
Microchip Technology, Inc. (x)	12,725	915,182
Micron Technology, Inc.*	60,266	1,912,240
NVIDIA Corp.	32,820	4,381,470
ON Semiconductor Corp.*	168,254	2,777,873
Qorvo, Inc.*	6,587	400,028
QUALCOMM, Inc.	65,219	3,711,613
Skyworks Solutions, Inc.	9,580	642,052
Texas Instruments, Inc.	118,506	11,198,817
Xilinx, Inc.	13,566	1,155,416

		60,966,689

Software (4.0%)
Adobe, Inc.*	26,221	5,932,239
ANSYS, Inc.*	4,458	637,227
Autodesk, Inc.*	11,701	1,504,866
Cadence Design Systems, Inc.*	15,505	674,157
Citrix Systems, Inc.	6,881	705,027
Fortinet, Inc.*	7,792	548,791
Intuit, Inc.	13,964	2,748,813
Micro Focus International plc (ADR)	101,412	1,745,301
Microsoft Corp.	558,171	56,693,428
Oracle Corp.	137,080	6,189,162
Red Hat, Inc.*	9,490	1,666,824
salesforce.com, Inc.*	41,160	5,637,685
Symantec Corp.	34,375	649,516
Synopsys, Inc.*	8,081	680,743

		86,013,779

Technology Hardware, Storage & Peripherals (2.9%)
Apple, Inc.	291,338	45,955,656
Hewlett Packard Enterprise Co.	76,563	1,011,397
HP, Inc.	380,215	7,779,199
NetApp, Inc.	65,652	3,917,455
Pure Storage, Inc., Class A*	205,952	3,311,708
Seagate Technology plc	14,013	540,762
Western Digital Corp.	15,751	582,314
Xerox Corp.	11,684	230,876

		63,329,367

Total Information Technology		320,061,507

Materials (3.0%)
Chemicals (2.2%)
Air Products & Chemicals, Inc.	11,788	1,886,670
Albemarle Corp.	5,703	439,530
Celanese Corp.	7,188	646,704
CF Industries Holdings, Inc.	12,234	532,301
DowDuPont, Inc.	123,507	6,605,154
Eastman Chemical Co.	7,465	545,766
Ecolab, Inc.	69,669	10,265,727
FMC Corp.	7,326	541,831
Huntsman Corp.	125,000	2,411,250
International Flavors & Fragrances, Inc.	5,450	731,772
Linde plc	38,749	6,046,394
LyondellBasell Industries NV, Class A	16,927	1,407,649
Mosaic Co. (The)	19,382	566,148
PPG Industries, Inc.	12,794	1,307,931
Sherwin-Williams Co. (The)	35,263	13,874,580

		47,809,407

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	3,431	589,686
Vulcan Materials Co.	7,009	692,489

		1,282,175

Containers & Packaging (0.6%)
Avery Dennison Corp.	4,564	409,984
Ball Corp.	18,250	839,135
International Paper Co.	21,779	879,001
Owens-Illinois, Inc.*	150,800	2,599,792
Packaging Corp. of America	4,992	416,632
RPC Group plc	898,266	7,438,360
Sealed Air Corp.	8,443	294,154
Westrock Co.	13,749	519,162

		13,396,220

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	77,139	795,303
Newmont Mining Corp.	28,614	991,475
Nucor Corp.	16,785	869,631

		2,656,409

Total Materials		65,144,211

Real Estate (2.0%)
Equity Real Estate Investment Trusts (REITs) (2.0%)
Alexandria Real Estate Equities, Inc. (REIT)	5,785	$666,663
American Tower Corp. (REIT)	63,393	10,028,139
Apartment Investment & Management Co. (REIT), Class A	8,388	368,065
AvalonBay Communities, Inc. (REIT)	7,447	1,296,150
Boston Properties, Inc. (REIT)	8,226	925,836
Crown Castle International Corp. (REIT)	53,124	5,770,860
Digital Realty Trust, Inc. (REIT)	11,029	1,175,140
Duke Realty Corp. (REIT)	19,669	509,427
Equinix, Inc. (REIT)	4,325	1,524,822
Equity Residential (REIT)	19,751	1,303,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Essex Property Trust, Inc. (REIT)	3,539	$867,798
Extra Space Storage, Inc. (REIT)	6,893	623,679
Federal Realty Investment Trust (REIT)	4,012	473,576
HCP, Inc. (REIT)	25,691	717,550
Host Hotels & Resorts, Inc. (REIT)	39,816	663,733
Iron Mountain, Inc. (REIT)	15,474	501,512
Kimco Realty Corp. (REIT)	22,795	333,947
Macerich Co. (The) (REIT)	5,454	236,049
Mid-America Apartment Communities, Inc. (REIT)	6,092	583,004
Prologis, Inc. (REIT)	33,726	1,980,391
Public Storage (REIT)	8,026	1,624,543
Realty Income Corp. (REIT)	15,878	1,000,949
Regency Centers Corp. (REIT)	9,117	534,986
SBA Communications Corp. (REIT)*	6,048	979,111
Simon Property Group, Inc. (REIT)	16,578	2,784,938
SL Green Realty Corp. (REIT)	4,554	360,130
UDR, Inc. (REIT)	14,825	587,366
Ventas, Inc. (REIT)	18,970	1,111,452
Vornado Realty Trust (REIT)	9,317	577,934
Welltower, Inc. (REIT)	20,211	1,402,846
Weyerhaeuser Co. (REIT)	40,564	886,729

		42,401,089

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	17,057	682,962

Total Real Estate		43,084,051

Utilities (2.0%)
Electric Utilities (1.3%)
Alliant Energy Corp.	12,678	535,646
American Electric Power Co., Inc.	26,438	1,975,976
Duke Energy Corp.	38,356	3,310,123
Edison International	45,320	2,572,816
Entergy Corp.	9,664	831,780
Evergy, Inc.	14,175	804,715
Eversource Energy	16,982	1,104,509
Exelon Corp.	52,029	2,346,508
FirstEnergy Corp.	25,852	970,743
Fortis, Inc.	80,839	2,696,789
NextEra Energy, Inc.	25,715	4,469,781
PG&E Corp.*	27,660	656,925
Pinnacle West Capital Corp.	6,030	513,756
PPL Corp.	38,750	1,097,788
Southern Co. (The)	55,358	2,431,323
Xcel Energy, Inc.	27,520	1,355,910

		27,675,088

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	213,348	3,085,012
NRG Energy, Inc.	15,599	617,721

		3,702,733

Multi-Utilities (0.5%)
Ameren Corp.	13,157	858,231
CenterPoint Energy, Inc.	26,966	761,250
CMS Energy Corp.	15,244	756,865
Consolidated Edison, Inc.	16,759	1,281,393
Dominion Energy, Inc.	35,321	2,524,039
DTE Energy Co.	9,750	1,075,425
NiSource, Inc.	19,546	495,491
Public Service Enterprise Group, Inc.	27,101	1,410,607
SCANA Corp.	7,673	366,616
Sempra Energy	14,636	1,583,469
WEC Energy Group, Inc.	16,990	1,176,727

		12,290,113

Water Utilities (0.0%)
American Water Works Co., Inc.	9,681	878,744

Total Utilities		44,546,678

Total Common Stocks (79.9%) (Cost $1,110,764,832)		1,745,374,599

EXCHANGE TRADED FUNDS (ETF):
Equity (9.5%)
iShares Core S&P 500 ETF	264,244	66,486,433
iShares Morningstar Large-Cap ETF (x)	216,702	30,886,536
iShares Morningstar Large-Cap Growth ETF	53,198	8,433,479
iShares Morningstar Large-Cap Value ETF	13,463	1,296,891
iShares Russell 1000 ETF (x)	251,999	34,949,741
iShares Russell 1000 Growth ETF (x)	48,597	6,361,833
iShares Russell 1000 Value ETF	10,625	1,179,906
iShares S&P 100 ETF (x)	50,915	5,678,550
iShares S&P 500 Growth ETF (x)	40,548	6,109,367
iShares S&P 500 Value ETF (x)	12,346	1,248,675
Vanguard Growth ETF	60,700	8,153,831
Vanguard Large-Cap ETF (x)	308,313	35,412,831
Vanguard Value ETF	12,400	1,214,580

Total Exchange Traded Funds (9.5%) (Cost $125,542,944)		207,412,653

MASTER LIMITED PARTNERSHIPS:
Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Enterprise Products Partners LP	315,965	7,769,579
Teekay LNG Partners LP	250,685	2,762,549

Total Energy		10,532,128

Financials (0.4%)
Capital Markets (0.4%)
Apollo Global Management LLC, Class A	96,738	2,373,951
Oaktree Capital Group LLC	167,932	6,675,297

Total Financials		9,049,248

Total Master Limited Partnerships (0.9%) (Cost $22,144,717)		19,581,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.0%)
JPMorgan Prime Money Market Fund, IM Shares	87,358,940	$87,367,676

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,500,776, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,581,429. (xx)	$1,500,000	1,500,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $3,439,686, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $3,507,923. (xx)	3,439,138	3,439,138
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $3,001,511, collateralized by various Common Stocks; total market value $3,339,966. (xx)	3,000,000	3,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $4,100,583, collateralized by various Common Stocks; total market value $4,564,170. (xx)	4,100,000	4,100,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,000,328, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,040,000. (xx)	2,000,000	2,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $10,004,686, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $10,200,000. (xx)	10,000,000	10,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $1,000,469, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $7,000,984, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $7,668,331. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		32,039,138

Total Short-Term Investments (5.5%) (Cost $119,422,828)		119,406,814

Total Investments in Securities (95.8%) (Cost $1,377,875,321)		2,091,775,442
Other Assets Less Liabilities (4.2%)		90,943,670

Net Assets (100%)		$2,182,719,112

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $36,107,521. This was collateralized by $4,928,968 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/15/19 - 11/15/47 and by cash of $32,039,138 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	6,534	3,876,455	—	(495,246)	243,593	(1,058,116)	2,566,686	82,317	—
PNC Financial Services Group, Inc. (The)	24,858	4,196,098	—	(610,798)	308,023	(987,174)	2,906,149	91,122	—

Total		8,072,553	—	(1,106,044)	551,616	(2,045,290)	5,472,835	173,439	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
S&P 500 E-Mini Index	(556)	3/2019	USD	(69,644,560)	(2,252,636)

					(2,252,636)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$188,666,472	$7,254,203	$—	$195,920,675
Consumer Discretionary	169,158,937	1,157,046	—	170,315,983
Consumer Staples	120,165,996	—	—	120,165,996
Energy	97,039,350	—	—	97,039,350
Financials	256,308,129	—	—	256,308,129
Health Care	259,340,746	—	—	259,340,746
Industrials	173,447,273	—	—	173,447,273
Information Technology	320,061,507	—	—	320,061,507
Materials	57,705,851	7,438,360	—	65,144,211
Real Estate	43,084,051	—	—	43,084,051
Utilities	44,546,678	—	—	44,546,678
Exchange Traded Funds	207,412,653	—	—	207,412,653
Master Limited Partnerships
Energy	10,532,128	—	—	10,532,128
Financials	9,049,248	—	—	9,049,248
Short-Term Investments
Investment Company	87,367,676	—	—	87,367,676
Repurchase Agreements	—	32,039,138	—	32,039,138

Total Assets	$2,043,886,695	$47,888,747	$—	$2,091,775,442

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Futures	$(2,252,636)	$—	$—	$(2,252,636)

Total Liabilities	$(2,252,636)	$—	$—	$(2,252,636)

Total	$2,041,634,059	$47,888,747	$—	$2,089,522,806

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,252,636	)*

Total		$(2,252,636)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(29,554,374)	$(29,554,374)

Total	$(29,554,374)	$(29,554,374)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(4,796,956)	$(4,796,956)

Total	$(4,796,956)	$(4,796,956)

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $223,964,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$369,899,731
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$706,032,436

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$802,871,508
Aggregate gross unrealized depreciation	(87,637,096)

Net unrealized appreciation	$715,234,412

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,374,288,394

For the year ended December 31, 2018, the Portfolio incurred approximately $17,608 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $2,607,044)	$5,472,835
Unaffiliated Issuers (Cost $1,343,229,139)	2,054,263,469
Repurchase Agreements (Cost $32,039,138)	32,039,138
Cash	118,923,743
Foreign cash (Cost $7)	7
Cash held as collateral at broker for futures	5,278,600
Dividends, interest and other receivables	2,518,725
Receivable for securities sold	540,952
Receivable for Portfolio shares sold	24,476
Securities lending income receivable	21,211
Other assets	10,791

Total assets	2,219,093,947

LIABILITIES
Payable for return of collateral on securities loaned	32,039,138
Payable for Portfolio shares redeemed	1,118,774
Investment management fees payable	924,421
Payable for securities purchased	764,751
Due to broker for futures variation margin	731,907
Distribution fees payable – Class IB	315,488
Administrative fees payable	236,233
Trustees’ fees payable	19,397
Distribution fees payable – Class IA	962
Accrued expenses	223,764

Total liabilities	36,374,835

NET ASSETS	$2,182,719,112

Net assets were comprised of:
Paid in capital	$1,513,664,525
Total distributable earnings (loss)	669,054,587

Net assets	$2,182,719,112

Class IA
Net asset value, offering and redemption price per share, $4,361,552 / 465,367 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.37

Class IB
Net asset value, offering and redemption price per share, $1,429,796,426 / 152,524,741 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.37

Class K
Net asset value, offering and redemption price per share, $748,561,134 / 79,873,630 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.37

(x)	Includes value of securities on loan of $36,107,521.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($173,439 of dividend income received from affiliates) (net of $89,296 foreign withholding tax)	$46,197,804
Interest	1,619,016
Securities lending (net)	297,670

Total income	48,114,490

EXPENSES
Investment management fees	12,191,354
Distribution fees – Class IB	4,226,876
Administrative fees	3,115,952
Printing and mailing expenses	197,554
Custodian fees	152,000
Professional fees	90,610
Trustees’ fees	67,456
Distribution fees – Class IA	12,255
Miscellaneous	71,152

Total expenses	20,125,209

NET INVESTMENT INCOME (LOSS)	27,989,281

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($551,616 of realized gain (loss) from affiliates)	183,237,835
Futures contracts	(29,554,374)
Foreign currency transactions	13,121

Net realized gain (loss)	153,696,582

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(2,045,290) of change in unrealized appreciation (depreciation) from affiliates)	(314,162,977)
Futures contracts	(4,796,956)
Foreign currency translations	(806)

Net change in unrealized appreciation (depreciation)	(318,960,739)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(165,264,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(137,274,876)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,989,281	$27,915,584
Net realized gain (loss)	153,696,582	186,953,867
Net change in unrealized appreciation (depreciation)	(318,960,739)	310,108,398

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(137,274,876)	524,977,849

Distributions to shareholders: (a)
Class IA	(444,525)	(343,877)
Class IB	(146,453,661)	(125,899,493)
Class K	(78,324,392)	(69,480,658)

Total distributions to shareholders	(225,222,578)	(195,724,028)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 16,941 and 19,405 shares, respectively ]	189,689	206,218
Capital shares issued in reinvestment of dividends and distributions [ 43,551 and 31,443 shares, respectively ]	444,525	343,877
Capital shares repurchased [ (33,676) and (44,145) shares, respectively ]	(377,987)	(474,608)

Total Class IA transactions	256,227	75,487

Class IB
Capital shares sold [ 1,166,789 and 1,840,558 shares, respectively ]	13,157,167	19,604,031
Capital shares issued in reinvestment of dividends and distributions [ 14,337,800 and 11,509,846 shares, respectively ]	146,453,661	125,899,493
Capital shares repurchased [ (22,196,670) and (21,547,625) shares, respectively ]	(250,382,163)	(232,040,084)

Total Class IB transactions	(90,771,335)	(86,536,560)

Class K
Capital shares sold [ 234,621 and 294,890 shares, respectively ]	2,646,555	3,060,168
Capital shares issued in reinvestment of dividends and distributions [ 7,675,253 and 6,352,511 shares, respectively ]	78,324,392	69,480,658
Capital shares repurchased [ (13,377,785) and (12,158,215) shares, respectively ]	(150,470,184)	(132,983,009)

Total Class K transactions	(69,499,237)	(60,442,183)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(160,014,345)	(146,903,256)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(522,511,799)	182,350,565
NET ASSETS:
Beginning of year	2,705,230,911	2,522,880,346

End of year (b)	$2,182,719,112	$2,705,230,911

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $45,602, $16,668,529 and $11,050,774 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $298,275, $109,230,964 and $58,429,884 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $2,070,228 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.04	$9.75	$9.06	$9.25	$8.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.10	0.08	0.06
Net realized and unrealized gain (loss)	(0.75)	2.03	0.79	(0.04)	0.94

Total from investment operations	(0.64)	2.13	0.89	0.04	1.00

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.10)	(0.09)	(0.06)
Distributions from net realized gains	(0.92)	(0.73)	(0.10)	(0.14)	(0.40)

Total dividends and distributions	(1.03)	(0.84)	(0.20)	(0.23)	(0.46)

Net asset value, end of year	$9.37	$11.04	$9.75	$9.06	$9.25

Total return	(6.44)%	21.96%	9.78%	0.45%	11.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,362	$4,842	$4,211	$4,308	$5,337
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.88%	0.88%	0.88%	0.89%
Before waivers and reimbursements (f)	0.87%	0.88%	0.89%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.01%	0.97%	1.11%	0.90%	0.71%
Before waivers and reimbursements (f)	1.01%	0.97%	1.10%	0.90%	0.71%
Portfolio turnover rate^	16%	17%	16%	31%	21%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.04	$9.75	$9.06	$9.26	$8.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.10	0.09	0.07
Net realized and unrealized gain (loss)	(0.75)	2.03	0.79	(0.06)	0.94

Total from investment operations	(0.64)	2.13	0.89	0.03	1.01

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.10)	(0.09)	(0.06)
Distributions from net realized gains	(0.92)	(0.73)	(0.10)	(0.14)	(0.40)

Total dividends and distributions	(1.03)	(0.84)	(0.20)	(0.23)	(0.46)

Net asset value, end of year	$9.37	$11.04	$9.75	$9.06	$9.26

Total return	(6.44)%	21.96%	9.78%	0.34%	11.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,429,796	$1,758,123	$1,632,833	$1,694,587	$1,904,860
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.88%	0.88%	0.88%	0.89%
Before waivers and reimbursements (f)	0.87%	0.88%	0.89%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.00%	0.97%	1.10%	0.92%	0.79%
Before waivers and reimbursements (f)	1.00%	0.97%	1.10%	0.92%	0.79%
Portfolio turnover rate^	16%	17%	16%	31%	21%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.04	$9.75	$9.06	$9.25	$8.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.13	0.11	0.09
Net realized and unrealized gain (loss)	(0.75)	2.03	0.79	(0.05)	0.94

Total from investment operations	(0.61)	2.16	0.92	0.06	1.03

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.13)	(0.11)	(0.09)
Distributions from net realized gains	(0.92)	(0.73)	(0.10)	(0.14)	(0.40)

Total dividends and distributions	(1.06)	(0.87)	(0.23)	(0.25)	(0.49)

Net asset value, end of year	$9.37	$11.04	$9.75	$9.06	$9.25

Total return	(6.19)%	22.24%	10.06%	0.70%	11.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$748,561	$942,266	$885,836	$887,254	$977,881
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.62%	0.63%	0.63%	0.63%	0.64%
Before waivers and reimbursements (f)	0.62%	0.63%	0.64%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.25%	1.22%	1.35%	1.17%	1.00%
Before waivers and reimbursements (f)	1.25%	1.22%	1.35%	1.17%	1.00%
Portfolio turnover rate^	16%	17%	16%	31%	21%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Loomis, Sayles & Company, L.P.

➢	HS Management Partners, LLC

➢	Polen Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(2.96)%	8.86%	13.30%
Portfolio – Class IB Shares	(2.97)	8.86	13.35
Portfolio – Class K Shares*	(2.71)	9.14	13.23
Volatility Managed Index – Large Cap Growth	(4.55)	9.22	13.27
Russell 1000® Growth Index	(1.51)	10.40	15.29

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.97)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Growth and the Russell 1000® Growth Index, which returned (4.55)% and (1.51)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Stock selection within the industrials and consumer discretionary sectors were the largest contributors to relative performance in 2018.

•	An underweight to the materials sector supported relative performance.

•	Individual contributors to relative performance included underweighting Apple, Inc. and Altria Group and overweighting Starbucks Corp.

What hurt performance during the year:

•	Underweighting Microsoft Corp. was the leading detractor from relative performance.

•	Chinese multinational conglomerate Alibaba Group Holding Ltd., which was not a benchmark component, also detracted from relative performance.

•	Consumer staples stock selection was a drag on relative performance,

•	An underweight in the health care sector detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	23.6%
Consumer Discretionary	15.7
Health Care	11.3
Communication Services	10.9
Exchange Traded Funds	9.5
Industrials	7.8
Consumer Staples	5.8
Financials	3.8
Investment Company	2.8
Repurchase Agreements	2.1
Real Estate	1.3
Materials	1.2
Energy	0.6
Utilities	0.2
Cash and Other	3.4

100.0%

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$914.70	$4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.30
Class IB
Actual	1,000.00	914.50	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.30
Class K
Actual	1,000.00	916.00	2.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.21	3.03

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.85% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.9%)
Diversified Telecommunication Services (0.0%)
Zayo Group Holdings, Inc.*	45,021	$1,028,280

Entertainment (2.1%)
Activision Blizzard, Inc.	188,483	8,777,653
Electronic Arts, Inc.*	103,129	8,137,909
Lions Gate Entertainment Corp., Class A	365	5,877
Lions Gate Entertainment Corp., Class B	1,916	28,510
Live Nation Entertainment, Inc.*	26,974	1,328,470
Madison Square Garden Co. (The), Class A*	422	112,969
Netflix, Inc.*	105,443	28,222,873
Take-Two Interactive Software, Inc.*	13,185	1,357,264
Walt Disney Co. (The)	389,557	42,714,925

		90,686,450

Interactive Media & Services (8.0%)
Alphabet, Inc., Class A*	87,540	91,475,798
Alphabet, Inc., Class C*	111,264	115,226,111
Facebook, Inc., Class A*	943,336	123,661,916
IAC/InterActiveCorp*	23,867	4,368,616
Match Group, Inc. (x)	10,516	449,769
Tencent Holdings Ltd.	240,400	9,529,222
TripAdvisor, Inc.*	20,133	1,085,974
Twitter, Inc.*	142,025	4,081,799
Zillow Group, Inc., Class A*	8,124	255,337
Zillow Group, Inc., Class C (x)*	17,360	548,229

		350,682,771

Media (0.7%)
AMC Networks, Inc., Class A*	8,322	456,711
Cable One, Inc.	846	693,805
CBS Corp. (Non-Voting), Class B	64,727	2,829,864
Charter Communications, Inc., Class A*	24,365	6,943,294
Comcast Corp., Class A	408,538	13,910,719
Interpublic Group of Cos., Inc. (The)	8,103	167,165
Omnicom Group, Inc.	29,263	2,143,222
Sirius XM Holdings, Inc. (x)	252,849	1,443,768

		28,588,548

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	39,339	2,502,354

Total Communication Services		473,488,403

Consumer Discretionary (15.7%)
Auto Components (0.2%)
Aptiv plc	104,828	6,454,260
Garrett Motion, Inc. (x)*	9,157	112,997
Gentex Corp.	37,646	760,826
Lear Corp.	1,457	179,007
Visteon Corp.*	3,820	230,270

		7,737,360

Automobiles (0.4%)
Ferrari NV	23,145	2,301,539
Tesla, Inc.*	46,206	15,377,357
Thor Industries, Inc.	8,459	439,868

		18,118,764

Distributors (0.0%)
LKQ Corp.*	10,462	248,263
Pool Corp.	7,686	1,142,524

		1,390,787

Diversified Consumer Services (0.2%)
Bright Horizons Family Solutions, Inc.*	9,485	1,057,103
frontdoor, Inc.*	13,352	355,297
Grand Canyon Education, Inc.*	9,081	873,047
H&R Block, Inc.	7,617	193,243
Service Corp. International	15,858	638,443
ServiceMaster Global Holdings, Inc.*	26,705	981,142
Weight Watchers International, Inc.*	158,625	6,114,994

		10,213,269

Hotels, Restaurants & Leisure (3.2%)
Chipotle Mexican Grill, Inc.*	4,792	2,069,138
Choice Hotels International, Inc.	6,776	485,026
Darden Restaurants, Inc.	46,639	4,657,370
Domino’s Pizza, Inc.	8,308	2,060,301
Dunkin’ Brands Group, Inc.	62,306	3,995,061
Extended Stay America, Inc.	23,555	365,102
Hilton Grand Vacations, Inc.*	19,693	519,698
Hilton Worldwide Holdings, Inc.	55,226	3,965,227
International Game Technology plc (x)	2,147	31,411
Las Vegas Sands Corp.	98,235	5,113,132
Marriott International, Inc., Class A	183,537	19,924,777
McDonald’s Corp.	111,434	19,787,335
MGM Resorts International	86,585	2,100,552
Six Flags Entertainment Corp.	13,798	767,583
Starbucks Corp.	689,588	44,409,467
Vail Resorts, Inc.	7,889	1,663,159
Wendy’s Co. (The)	38,478	600,642
Wyndham Destinations, Inc.	19,669	704,937
Wyndham Hotels & Resorts, Inc.	19,669	892,382
Wynn Resorts Ltd.	55,721	5,511,364
Yum China Holdings, Inc.	382,992	12,841,722
Yum! Brands, Inc.	96,766	8,894,731

		141,360,117

Household Durables (0.2%)
DR Horton, Inc.	39,878	1,382,172
Lennar Corp., Class A	30,009	1,174,852
Lennar Corp., Class B	1,303	40,823
NVR, Inc.*	1,335	3,253,382
PulteGroup, Inc.	16,677	433,435
Tempur Sealy International, Inc. (x)*	9,401	389,201
Toll Brothers, Inc.	13,410	441,591

		7,115,456

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (6.2%)
Alibaba Group Holding Ltd. (ADR)*	234,033	$32,078,903
Amazon.com, Inc.*	124,234	186,595,740
Booking Holdings, Inc.*	17,258	29,725,524
eBay, Inc.*	535,780	15,039,345
Expedia Group, Inc.	23,689	2,668,566
GrubHub, Inc. (x)*	17,765	1,364,530
Wayfair, Inc., Class A (x)*	11,401	1,027,002

		268,499,610

Leisure Products (0.1%)
Brunswick Corp.	1,791	83,192
Hasbro, Inc. (x)	18,101	1,470,706
Mattel, Inc. (x)*	15,420	154,046
Polaris Industries, Inc.	11,618	890,868

		2,598,812

Multiline Retail (0.6%)
Dollar General Corp.	165,732	17,912,315
Dollar Tree, Inc.*	54,923	4,960,645
Dollarama, Inc.	83,934	1,996,291
Nordstrom, Inc. (x)	23,056	1,074,640

		25,943,891

Specialty Retail (3.2%)
Advance Auto Parts, Inc.	4,387	690,777
AutoZone, Inc.*	4,423	3,707,978
Best Buy Co., Inc.	11,853	627,735
Burlington Stores, Inc.*	13,104	2,131,628
CarMax, Inc. (x)*	20,988	1,316,577
Floor & Decor Holdings, Inc., Class A (x)*	10,436	270,292
Gap, Inc. (The)	3,366	86,708
Home Depot, Inc. (The)	302,212	51,926,066
L Brands, Inc.	9,332	239,552
Lowe’s Cos., Inc.	162,239	14,984,394
Michaels Cos., Inc. (The) (x)*	3,662	49,584
O’Reilly Automotive, Inc.*	54,939	18,917,146
Ross Stores, Inc.	72,421	6,025,427
Tiffany & Co.	84,107	6,771,455
TJX Cos., Inc. (The)	245,369	10,977,809
Tractor Supply Co.	23,943	1,997,804
Ulta Beauty, Inc.*	36,866	9,026,271
Urban Outfitters, Inc.*	15,005	498,166
Williams-Sonoma, Inc. (x)	216,968	10,946,036

		141,191,405

Textiles, Apparel & Luxury Goods (1.4%)
Carter’s, Inc.	9,187	749,843
Columbia Sportswear Co.	756	63,572
Hanesbrands, Inc.	69,910	875,972
Lululemon Athletica, Inc.*	19,330	2,350,721
LVMH Moet Hennessy Louis Vuitton SE	18,664	5,484,339
Michael Kors Holdings Ltd.*	14,923	565,880
NIKE, Inc., Class B	470,343	34,871,230
Skechers U.S.A., Inc., Class A*	11,450	262,090
Tapestry, Inc.	11,546	389,678
Under Armour, Inc., Class A (x)*	650,248	11,489,882
Under Armour, Inc., Class C*	29,254	473,037
VF Corp.	49,005	3,496,017

		61,072,261

Total Consumer Discretionary		685,241,732

Consumer Staples (5.8%)
Beverages (2.9%)
Anheuser-Busch InBev SA/NV (ADR)	147,425	9,702,039
Brown-Forman Corp., Class A	10,053	476,714
Brown-Forman Corp., Class B	55,709	2,650,634
Coca-Cola Co. (The)	1,000,282	47,363,353
Constellation Brands, Inc., Class A	30,926	4,973,519
Diageo plc (ADR)	31,450	4,459,610
Heineken NV	65,425	5,766,387
Keurig Dr Pepper, Inc.	36,482	935,399
Monster Beverage Corp.*	474,560	23,357,843
PepsiCo, Inc.	249,426	27,556,584

		127,242,082

Food & Staples Retailing (0.8%)
Costco Wholesale Corp.	86,754	17,672,657
Sprouts Farmers Market, Inc.*	24,839	583,965
Sysco Corp.	94,880	5,945,181
US Foods Holding Corp.*	2,549	80,650
Walmart, Inc.	94,978	8,847,201

		33,129,654

Food Products (0.8%)
Campbell Soup Co. (x)	23,517	775,826
Danone SA (ADR)	666,263	9,314,357
General Mills, Inc.	6,271	244,193
Hershey Co. (The)	25,052	2,685,073
Kellogg Co.	24,352	1,388,307
McCormick & Co., Inc. (Non-Voting)	1,564	217,771
Nestle SA (Registered)	152,392	12,389,599
Nestle SA (ADR)	92,882	7,519,727
Post Holdings, Inc.*	7,660	682,736

		35,217,589

Household Products (0.7%)
Church & Dwight Co., Inc.	40,788	2,682,219
Clorox Co. (The)	22,209	3,423,295
Colgate-Palmolive Co.	145,727	8,673,671
Energizer Holdings, Inc.	6,961	314,289
Kimberly-Clark Corp.	60,054	6,842,553
Procter & Gamble Co. (The)	81,717	7,511,427
Spectrum Brands Holdings, Inc.	3,849	162,620

		29,610,074

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	42,370	5,512,337
Herbalife Nutrition Ltd.*	4,266	251,481
Nu Skin Enterprises, Inc., Class A	3,435	210,668

		5,974,486

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Tobacco (0.5%)
Altria Group, Inc.	375,992	$18,570,245
Philip Morris International, Inc.	62,691	4,185,251

		22,755,496

Total Consumer Staples		253,929,381

Energy (0.6%)
Energy Equipment & Services (0.3%)
Halliburton Co.	172,666	4,589,463
RPC, Inc. (x)	4,415	43,576
Schlumberger Ltd.	204,001	7,360,356

		11,993,395

Oil, Gas & Consumable Fuels (0.3%)
Anadarko Petroleum Corp.	33,808	1,482,143
Antero Resources Corp.*	26,100	245,079
Apache Corp.	4,848	127,260
Cabot Oil & Gas Corp.	64,031	1,431,093
Cheniere Energy, Inc.*	31,680	1,875,139
Cimarex Energy Co.	2,467	152,090
Concho Resources, Inc.*	5,163	530,705
Continental Resources, Inc.*	8,584	344,991
Diamondback Energy, Inc.	5,232	485,006
EOG Resources, Inc.	13,014	1,134,951
Kosmos Energy Ltd.*	9,038	35,158
Newfield Exploration Co.*	14,945	219,094
ONEOK, Inc.	33,267	1,794,754
Parsley Energy, Inc., Class A*	36,409	581,816
Pioneer Natural Resources Co.	18,584	2,444,168

		12,883,447

Total Energy		24,876,842

Financials (3.8%)
Banks (0.1%)
BOK Financial Corp.	976	71,570
Comerica, Inc.	2,075	142,532
East West Bancorp, Inc.	2,003	87,190
JPMorgan Chase & Co.	19,318	1,885,823
Pinnacle Financial Partners, Inc.	6,571	302,923
Signature Bank	6,902	709,595
SVB Financial Group*	7,974	1,514,422
Synovus Financial Corp.	9,603	307,200
Texas Capital Bancshares, Inc.*	6,385	326,210
Western Alliance Bancorp*	12,112	478,303

		5,825,768

Capital Markets (2.5%)
Ameriprise Financial, Inc.	4,443	463,716
Cboe Global Markets, Inc.	20,379	1,993,678
Charles Schwab Corp. (The)	635,483	26,391,609
CME Group, Inc.	8,067	1,517,564
E*TRADE Financial Corp.	12,183	534,590
Eaton Vance Corp.	22,393	787,786
Evercore, Inc., Class A	8,150	583,214
FactSet Research Systems, Inc.	48,166	9,639,462
Interactive Brokers Group, Inc., Class A	12,991	709,958
Intercontinental Exchange, Inc.	98,824	7,444,412
Lazard Ltd., Class A	20,400	752,964
LPL Financial Holdings, Inc.	17,161	1,048,194
MarketAxess Holdings, Inc.	7,167	1,514,459
Moody’s Corp.	32,815	4,595,413
Morgan Stanley	64,339	2,551,041
Morningstar, Inc.	3,482	382,463
MSCI, Inc.	73,711	10,867,213
Northern Trust Corp.	11,828	988,702
Raymond James Financial, Inc.	7,896	587,541
S&P Global, Inc.	53,559	9,101,816
SEI Investments Co.	249,227	11,514,287
State Street Corp.	4,653	293,465
T. Rowe Price Group, Inc.	43,150	3,983,608
TD Ameritrade Holding Corp.	167,624	8,206,871
Virtu Financial, Inc., Class A	7,941	204,560

		106,658,586

Consumer Finance (0.4%)
American Express Co.	153,286	14,611,222
Capital One Financial Corp.	7,593	573,955
Credit Acceptance Corp.*	1,998	762,756
Discover Financial Services	30,040	1,771,759
OneMain Holdings, Inc.*	1,591	38,645
Santander Consumer USA Holdings, Inc.	2,969	52,225
Synchrony Financial	51,409	1,206,055

		19,016,617

Diversified Financial Services (0.2%)
Berkshire Hathaway, Inc., Class B*	48,381	9,878,433
Voya Financial, Inc.	2,431	97,580

		9,976,013

Insurance (0.6%)
Alleghany Corp.	339	211,305
American International Group, Inc.	25,035	986,629
Aon plc	48,107	6,992,834
Arch Capital Group Ltd.*	12,173	325,263
Axis Capital Holdings Ltd.	1,754	90,577
Brown & Brown, Inc.	2,611	71,959
Chubb Ltd.	25,984	3,356,613
Erie Indemnity Co., Class A	3,884	517,776
Everest Re Group Ltd.	3,241	705,760
Markel Corp.*	241	250,170
Marsh & McLennan Cos., Inc.	46,786	3,731,183
Progressive Corp. (The)	114,364	6,899,580
RenaissanceRe Holdings Ltd.	565	75,541
Travelers Cos., Inc. (The)	10,268	1,229,593

		25,444,783

Total Financials		166,921,767

Health Care (11.3%)
Biotechnology (3.8%)
AbbVie, Inc.	300,949	27,744,488
Agios Pharmaceuticals, Inc. (x)*	9,634	444,224
Alexion Pharmaceuticals, Inc.*	67,040	6,527,014
Alkermes plc*	29,970	884,415
Alnylam Pharmaceuticals, Inc.*	15,561	1,134,552
Amgen, Inc.	148,781	28,963,197
Biogen, Inc.*	37,952	11,420,516
BioMarin Pharmaceutical, Inc.*	144,161	12,275,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Bluebird Bio, Inc. (x)*	7,407	$734,774
Celgene Corp.*	139,764	8,957,475
Exact Sciences Corp.*	23,569	1,487,204
Exelixis, Inc.*	57,298	1,127,052
Gilead Sciences, Inc.	190,869	11,938,856
Incyte Corp.*	34,559	2,197,607
Ionis Pharmaceuticals, Inc.*	24,294	1,313,334
Neurocrine Biosciences, Inc.*	17,576	1,255,102
Regeneron Pharmaceuticals, Inc.*	79,182	29,574,477
Sage Therapeutics, Inc.*	8,896	852,148
Sarepta Therapeutics, Inc. (x)*	13,213	1,441,935
Seattle Genetics, Inc.*	21,127	1,197,056
TESARO, Inc. (x)*	7,485	555,761
Vertex Pharmaceuticals, Inc.*	89,857	14,890,203

		166,916,699

Health Care Equipment & Supplies (2.2%)
ABIOMED, Inc.*	8,461	2,750,164
Align Technology, Inc.*	38,299	8,020,960
Baxter International, Inc.	11,350	747,057
Becton Dickinson and Co.	41,747	9,406,434
Boston Scientific Corp.*	211,160	7,462,395
Cantel Medical Corp.	7,474	556,439
Cooper Cos., Inc. (The)	1,606	408,727
DexCom, Inc.*	17,190	2,059,362
Edwards Lifesciences Corp.*	41,706	6,388,108
Hill-Rom Holdings, Inc.	8,268	732,131
ICU Medical, Inc.*	3,155	724,483
IDEXX Laboratories, Inc.*	16,916	3,146,714
Insulet Corp.*	11,355	900,679
Integra LifeSciences Holdings Corp.*	11,354	512,065
Intuitive Surgical, Inc.*	36,395	17,430,293
Masimo Corp.*	9,120	979,214
Penumbra, Inc. (x)*	6,199	757,518
ResMed, Inc.	27,691	3,153,174
Stryker Corp.	118,011	18,498,224
Teleflex, Inc.	1,769	457,251
Varian Medical Systems, Inc.*	85,818	9,724,038
West Pharmaceutical Services, Inc.	3,493	342,419

		95,157,849

Health Care Providers & Services (2.6%)
AmerisourceBergen Corp.	31,442	2,339,285
Anthem, Inc.	23,416	6,149,744
Centene Corp.*	64,977	7,491,848
Chemed Corp.	2,984	845,308
Cigna Corp.	51,270	9,737,198
CVS Health Corp.	19,111	1,252,153
DaVita, Inc.*	13,541	696,820
Encompass Health Corp.	19,220	1,185,874
HCA Healthcare, Inc.	46,314	5,763,777
Henry Schein, Inc.*	4,635	363,940
Humana, Inc.	31,465	9,014,093
Laboratory Corp. of America Holdings*	1,254	158,456
McKesson Corp.	4,578	505,732
Molina Healthcare, Inc.*	10,196	1,184,979
Premier, Inc., Class A*	3,376	126,094
UnitedHealth Group, Inc.	237,812	59,243,725
WellCare Health Plans, Inc.*	20,810	4,913,033

		110,972,059

Health Care Technology (0.4%)
athenahealth, Inc.*	7,768	1,024,832
Cerner Corp.*	230,692	12,097,489
Veeva Systems, Inc., Class A*	24,451	2,183,963

		15,306,284

Life Sciences Tools & Services (0.4%)
Bio-Techne Corp.	7,303	1,056,890
Bruker Corp.	7,355	218,958
Charles River Laboratories International, Inc.*	6,548	741,103
Illumina, Inc.*	29,244	8,771,153
Mettler-Toledo International, Inc.*	4,894	2,767,949
PRA Health Sciences, Inc.*	11,254	1,034,918
Thermo Fisher Scientific, Inc.	4,660	1,042,861
Waters Corp.*	14,136	2,666,756

		18,300,588

Pharmaceuticals (1.9%)
Bristol-Myers Squibb Co.	172,354	8,958,961
Catalent, Inc.*	6,252	194,937
Elanco Animal Health, Inc. (x)*	6,687	210,841
Eli Lilly & Co.	125,893	14,568,338
Jazz Pharmaceuticals plc*	10,620	1,316,455
Johnson & Johnson	95,720	12,352,666
Merck & Co., Inc.	80,498	6,150,852
Nektar Therapeutics*	30,760	1,011,081
Novartis AG (ADR)	75,836	6,507,487
Novo Nordisk A/S (ADR)	268,965	12,391,218
Zoetis, Inc.	224,879	19,236,150

		82,898,986

Total Health Care		489,552,465

Industrials (7.8%)
Aerospace & Defense (2.2%)
Boeing Co. (The)	152,526	49,189,635
BWX Technologies, Inc.	19,333	739,101
Curtiss-Wright Corp.	686	70,054
General Dynamics Corp.	22,948	3,607,655
Harris Corp.	23,316	3,139,499
HEICO Corp.	7,431	575,754
HEICO Corp., Class A	14,787	931,581
Hexcel Corp.	3,995	229,073
Huntington Ingalls Industries, Inc.	7,144	1,359,575
Lockheed Martin Corp.	45,034	11,791,703
Northrop Grumman Corp.	47,045	11,521,320
Raytheon Co.	56,850	8,717,948
Spirit AeroSystems Holdings, Inc., Class A	20,926	1,508,555
Textron, Inc.	8,688	399,561
TransDigm Group, Inc.*	9,549	3,247,233

		97,028,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Air Freight & Logistics (1.1%)
CH Robinson Worldwide, Inc.	27,205	$2,287,668
Expeditors International of Washington, Inc.	295,373	20,111,947
FedEx Corp.	48,302	7,792,562
United Parcel Service, Inc., Class B	168,419	16,425,905
XPO Logistics, Inc.*	24,715	1,409,744

		48,027,826

Airlines (0.1%)
Delta Air Lines, Inc.	31,706	1,582,129
Southwest Airlines Co.	72,914	3,389,043

		4,971,172

Building Products (0.1%)
Allegion plc	15,462	1,232,476
AO Smith Corp.	27,796	1,186,889
Armstrong World Industries, Inc.	9,114	530,526
Fortune Brands Home & Security, Inc.	11,308	429,591
Lennox International, Inc.	6,547	1,432,876
Masco Corp.	41,248	1,206,092
Resideo Technologies, Inc.*	15,263	313,655

		6,332,105

Commercial Services & Supplies (0.3%)
Cintas Corp.	17,222	2,893,124
Copart, Inc.*	40,048	1,913,493
KAR Auction Services, Inc.	24,811	1,183,981
Republic Services, Inc.	2,810	202,573
Rollins, Inc.	28,116	1,014,988
Waste Management, Inc.	71,774	6,387,168

		13,595,327

Construction & Engineering (0.0%)
Quanta Services, Inc.	8,921	268,522

Electrical Equipment (0.3%)
AMETEK, Inc.	8,936	604,967
Emerson Electric Co.	88,270	5,274,132
Hubbell, Inc.	7,502	745,249
Rockwell Automation, Inc.	23,795	3,580,672
Sensata Technologies Holding plc*	17,664	792,054

		10,997,074

Industrial Conglomerates (0.9%)
3M Co.	94,471	18,000,504
Honeywell International, Inc.	106,130	14,021,896
Roper Technologies, Inc.	19,548	5,209,933

		37,232,333

Machinery (1.6%)
Allison Transmission Holdings, Inc.	23,589	1,035,793
Caterpillar, Inc.	104,399	13,265,981
Cummins, Inc.	10,766	1,438,768
Deere & Co.	141,867	21,162,300
Donaldson Co., Inc.	23,608	1,024,351
Fortive Corp.	112,059	7,581,912
Gardner Denver Holdings, Inc.*	7,220	147,649
Graco, Inc.	32,410	1,356,359
IDEX Corp.	14,181	1,790,493
Illinois Tool Works, Inc.	66,066	8,369,902
Ingersoll-Rand plc	26,351	2,404,002
Lincoln Electric Holdings, Inc.	12,170	959,605
Middleby Corp. (The)*	6,139	630,659
Nordson Corp.	10,632	1,268,929
Parker-Hannifin Corp.	4,629	690,369
Toro Co. (The)	20,487	1,144,814
WABCO Holdings, Inc.*	10,381	1,114,297
Wabtec Corp.	29,165	2,048,841
Welbilt, Inc.*	26,568	295,170
Xylem, Inc.	19,711	1,315,118

		69,045,312

Professional Services (0.4%)
CoStar Group, Inc.*	7,052	2,378,922
Dun & Bradstreet Corp. (The)	3,275	467,473
Equifax, Inc.	37,131	3,458,010
Robert Half International, Inc.	23,640	1,352,208
TransUnion	97,075	5,513,860
Verisk Analytics, Inc.*	31,645	3,450,571

		16,621,044

Road & Rail (0.6%)
CSX Corp.	74,681	4,639,930
Genesee & Wyoming, Inc., Class A*	2,480	183,570
JB Hunt Transport Services, Inc.	17,133	1,594,054
Landstar System, Inc.	8,088	773,779
Old Dominion Freight Line, Inc.	12,982	1,603,147
Schneider National, Inc., Class B	1,861	34,745
Union Pacific Corp.	134,994	18,660,221

		27,489,446

Trading Companies & Distributors (0.2%)
Air Lease Corp.	1,493	45,103
Fastenal Co.	56,501	2,954,437
HD Supply Holdings, Inc.*	11,427	428,741
MSC Industrial Direct Co., Inc., Class A	4,154	319,526
United Rentals, Inc.*	16,374	1,678,826
Univar, Inc.*	3,771	66,898
Watsco, Inc.	4,956	689,578
WW Grainger, Inc.	8,947	2,526,275

		8,709,384

Total Industrials		340,317,792

Information Technology (23.6%)
Communications Equipment (0.5%)
Arista Networks, Inc.*	11,523	2,427,896
Cisco Systems, Inc.	272,626	11,812,885
F5 Networks, Inc.*	12,012	1,946,304
Motorola Solutions, Inc.	3,745	430,825
Palo Alto Networks, Inc.*	18,155	3,419,494
Ubiquiti Networks, Inc. (x)	3,085	306,680

		20,344,084

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	58,153	4,711,556
CDW Corp.	29,107	2,359,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cognex Corp.	32,509	$1,257,123
Coherent, Inc.*	3,319	350,852
FLIR Systems, Inc.	2,645	115,163
IPG Photonics Corp.*	7,001	793,143
Littelfuse, Inc.	4,063	696,723
National Instruments Corp.	18,252	828,276
Zebra Technologies Corp., Class A*	10,385	1,653,604

		12,765,562

IT Services (7.4%)
Accenture plc, Class A	199,350	28,110,344
Akamai Technologies, Inc.*	29,460	1,799,417
Alliance Data Systems Corp.	9,456	1,419,156
Automatic Data Processing, Inc.	221,395	29,029,312
Black Knight, Inc.*	27,859	1,255,327
Booz Allen Hamilton Holding Corp.	26,282	1,184,530
Broadridge Financial Solutions, Inc.	23,141	2,227,321
Cognizant Technology Solutions Corp., Class A	104,351	6,624,201
CoreLogic, Inc.*	10,203	340,984
EPAM Systems, Inc.*	9,884	1,146,643
Euronet Worldwide, Inc.*	5,079	519,988
Fidelity National Information Services, Inc.	40,054	4,107,538
First Data Corp., Class A*	106,987	1,809,150
Fiserv, Inc.*	124,361	9,139,290
FleetCor Technologies, Inc.*	17,265	3,206,456
Gartner, Inc.*	79,865	10,209,942
Genpact Ltd.	11,135	300,534
Global Payments, Inc.	31,292	3,227,144
GoDaddy, Inc., Class A*	31,632	2,075,692
International Business Machines Corp.	131,225	14,916,346
Jack Henry & Associates, Inc.	15,195	1,922,471
Mastercard, Inc., Class A	277,911	52,427,910
Okta, Inc.*	16,702	1,065,588
Paychex, Inc.	63,220	4,118,783
PayPal Holdings, Inc.*	288,581	24,266,776
Sabre Corp.	44,351	959,756
Square, Inc., Class A*	58,150	3,261,633
Switch, Inc., Class A (x)	5,233	36,631
Total System Services, Inc.	35,458	2,882,381
Twilio, Inc., Class A (x)*	14,730	1,315,389
VeriSign, Inc.*	20,742	3,075,831
Visa, Inc., Class A	740,310	97,676,501
Western Union Co. (The)	26,708	455,638
WEX, Inc.*	8,110	1,135,887
Worldpay, Inc.*	77,833	5,948,776

		323,199,266

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	185,782	3,429,536
Analog Devices, Inc.	11,452	982,925
Applied Materials, Inc.	194,717	6,375,035
ASML Holding NV (Registered) (NYRS)	18,500	2,878,970
Broadcom, Inc.	49,001	12,459,974
Cypress Semiconductor Corp.	49,911	634,868
KLA-Tencor Corp.	30,691	2,746,538
Lam Research Corp.	30,612	4,168,436
Marvell Technology Group Ltd.	30,113	487,529
Maxim Integrated Products, Inc.	54,706	2,781,800
Microchip Technology, Inc. (x)	45,226	3,252,654
Micron Technology, Inc.*	175,599	5,571,756
MKS Instruments, Inc.	10,994	710,322
Monolithic Power Systems, Inc.	7,832	910,470
NVIDIA Corp.	178,504	23,830,284
NXP Semiconductors NV	3,746	274,507
ON Semiconductor Corp.*	82,955	1,369,587
QUALCOMM, Inc.	199,359	11,345,521
Skyworks Solutions, Inc.	25,230	1,690,915
Teradyne, Inc.	6,330	198,635
Texas Instruments, Inc.	191,078	18,056,871
Universal Display Corp. (x)	8,361	782,339
Versum Materials, Inc.	21,874	606,347
Xilinx, Inc.	50,128	4,269,402

		109,815,221

Software (9.3%)
2U, Inc. (x)*	11,011	547,467
Adobe, Inc.*	155,314	35,138,239
ANSYS, Inc.*	16,415	2,346,360
Aspen Technology, Inc.*	13,223	1,086,666
Atlassian Corp. plc, Class A*	19,845	1,765,808
Autodesk, Inc.*	180,516	23,216,163
Cadence Design Systems, Inc.*	54,953	2,389,356
CDK Global, Inc.	25,799	1,235,256
Ceridian HCM Holding, Inc. (x)*	7,030	242,465
Citrix Systems, Inc.	26,610	2,726,461
DocuSign, Inc. (x)*	14,638	586,691
Elastic NV*	1,415	101,144
Fair Isaac Corp.*	5,711	1,067,957
FireEye, Inc.*	25,321	410,453
Fortinet, Inc.*	27,434	1,932,177
Guidewire Software, Inc.*	15,688	1,258,648
Intuit, Inc.	77,548	15,265,324
LogMeIn, Inc.	6,900	562,833
Manhattan Associates, Inc.*	13,026	551,912
Microsoft Corp.	1,960,447	199,122,602
Nutanix, Inc., Class A*	27,842	1,157,949
Oracle Corp.	629,615	28,427,117
Paycom Software, Inc.*	9,745	1,193,275
Pegasystems, Inc.	7,608	363,891
Pluralsight, Inc., Class A*	3,811	89,749
Proofpoint, Inc.*	9,741	816,393
PTC, Inc.*	23,061	1,911,757
RealPage, Inc.*	14,236	686,033
Red Hat, Inc.*	68,541	12,038,541
RingCentral, Inc., Class A*	13,533	1,115,660
salesforce.com, Inc.*	185,448	25,400,813
ServiceNow, Inc.*	49,116	8,745,104
SolarWinds Corp.*	4,857	67,172
Splunk, Inc.*	53,502	5,609,685
SS&C Technologies Holdings, Inc.	37,824	1,706,241
Symantec Corp.	278,311	5,258,686
Synopsys, Inc.*	2,541	214,054
Tableau Software, Inc., Class A*	14,388	1,726,560
Teradata Corp.*	17,381	666,735
Tyler Technologies, Inc.*	7,443	1,383,058

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Ultimate Software Group, Inc. (The)*	6,050	$1,481,463
VMware, Inc., Class A	41,274	5,659,904
Workday, Inc., Class A*	55,991	8,940,643
Zendesk, Inc.*	20,908	1,220,400

		407,434,865

Technology Hardware, Storage & Peripherals (3.6%)
Apple, Inc.	962,591	151,839,104
Dell Technologies, Inc., Class C*	1,931	94,383
NCR Corp.*	19,854	458,230
NetApp, Inc.	51,794	3,090,548
Pure Storage, Inc., Class A*	31,584	507,871

		155,990,136

Total Information Technology		1,029,549,134

Materials (1.2%)
Chemicals (0.9%)
Axalta Coating Systems Ltd.*	17,619	412,637
Celanese Corp.	16,808	1,512,216
Chemours Co. (The)	34,752	980,701
DowDuPont, Inc.	53,900	2,882,572
Ecolab, Inc.	22,948	3,381,388
FMC Corp.	10,495	776,210
International Flavors & Fragrances, Inc.	9,371	1,258,244
Linde plc	64,670	10,091,107
LyondellBasell Industries NV, Class A	29,120	2,421,619
NewMarket Corp.	1,372	565,388
Platform Specialty Products Corp.*	22,789	235,410
PPG Industries, Inc.	3,387	346,253
RPM International, Inc.	5,664	332,930
Scotts Miracle-Gro Co. (The)	4,050	248,913
Sherwin-Williams Co. (The)	31,212	12,280,674
Westlake Chemical Corp.	6,813	450,816
WR Grace & Co.	10,088	654,812

		38,831,890

Construction Materials (0.1%)
Eagle Materials, Inc.	7,856	479,452
Martin Marietta Materials, Inc.	11,303	1,942,646
Vulcan Materials Co.	24,240	2,394,912

		4,817,010

Containers & Packaging (0.1%)
Avery Dennison Corp.	17,211	1,546,064
Berry Global Group, Inc.*	13,503	641,798
Crown Holdings, Inc.*	26,051	1,082,940
Graphic Packaging Holding Co.	11,167	118,817
International Paper Co.	9,675	390,483
Packaging Corp. of America	18,253	1,523,395
Sealed Air Corp.	16,831	586,392
Silgan Holdings, Inc.	5,718	135,059

		6,024,948

Metals & Mining (0.1%)
Compass Minerals International, Inc. (x)	32,229	1,343,627
Royal Gold, Inc.	5,488	470,047
Southern Copper Corp.	16,716	514,352
Steel Dynamics, Inc.	6,978	209,619

		2,537,645

Total Materials		52,211,493

Real Estate (1.3%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT)	1,601	184,499
American Tower Corp. (REIT)	87,191	13,792,744
Colony Capital, Inc. (REIT)	8,555	40,038
CoreSite Realty Corp. (REIT)	7,184	626,660
Crown Castle International Corp. (REIT)	83,465	9,066,803
Equinix, Inc. (REIT)	15,938	5,619,101
Equity LifeStyle Properties, Inc. (REIT)	16,592	1,611,581
Extra Space Storage, Inc. (REIT)	20,764	1,878,727
Gaming and Leisure Properties, Inc. (REIT)	14,552	470,175
Hudson Pacific Properties, Inc. (REIT)	3,590	104,325
Lamar Advertising Co. (REIT), Class A	14,731	1,019,091
Life Storage, Inc. (REIT)	571	53,097
Omega Healthcare Investors, Inc. (REIT)	3,186	111,988
Public Storage (REIT)	29,461	5,963,201
SBA Communications Corp. (REIT)*	22,397	3,625,850
Simon Property Group, Inc. (REIT)	56,146	9,431,967
Taubman Centers, Inc. (REIT)	11,992	545,516

		54,145,363

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	29,876	1,196,235
Howard Hughes Corp. (The)*	3,177	310,139

		1,506,374

Total Real Estate		55,651,737

Utilities (0.2%)
Electric Utilities (0.1%)
NextEra Energy, Inc.	10,800	1,877,256

Multi-Utilities (0.1%)
Sempra Energy	33,645	3,640,053

Water Utilities (0.0%)
American Water Works Co., Inc.	7,116	645,919

Total Utilities		6,163,228

Total Common Stocks (82.2%) (Cost $1,974,222,780)		3,577,903,974

EXCHANGE TRADED FUNDS (ETF):
Equity (9.5%)
iShares Core S&P 500 ETF	5,579	1,403,732
iShares Morningstar Large-Cap ETF	10,023	1,428,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
iShares Morningstar Large-Cap Growth ETF‡	519,365	$82,334,933
iShares Morningstar Large-Cap Value ETF (x)	15,768	1,518,931
iShares Russell 1000 ETF (x)	3,225	447,275
iShares Russell 1000 Growth ETF (x)	1,008,673	132,045,382
iShares Russell 1000 Value ETF (x)	22,790	2,530,830
iShares S&P 100 ETF (x)	2,587	288,528
iShares S&P 500 Growth ETF (x)	556,250	83,810,188
iShares S&P 500 Value ETF (x)	22,304	2,255,827
Vanguard Growth ETF	757,022	101,690,765
Vanguard Large-Cap ETF (x)	600	68,916
Vanguard Value ETF (x)	18,100	1,772,895

Total Exchange Traded Funds (9.5%) (Cost $192,262,708)		411,596,781

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.0%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Caesars Entertainment Corp. 5.000%, 10/1/24	$573,859	712,312

Total Consumer Discretionary		712,312

Total Long-Term Debt Securities (0.0%) (Cost $1,057,116)		712,312

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (2.8%)
JPMorgan Prime Money Market Fund, IM Shares	122,672,080	122,684,346

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.1%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $6,003,103, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $6,325,716. (xx)	$6,000,000	6,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $10,987,549, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $11,205,521. (xx)	10,985,798	10,985,798
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $5,000,686, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $5,102,393. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $6,003,022, collateralized by various Common Stocks; total market value $6,679,931. (xx)	6,000,000	6,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $9,901,408, collateralized by various Common Stocks; total market value $11,020,801. (xx)	9,900,000	9,900,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $10,001,639, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $10,200,000. (xx)	10,000,000	10,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $17,007,966, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $17,340,000. (xx)	17,000,000	17,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $8,003,749, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $8,160,000. (xx)	8,000,000	8,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $20,002,811, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $21,909,518. (xx)	$20,000,000	$20,000,000

Total Repurchase Agreements		92,885,798

Total Short-Term Investments (4.9%) (Cost $215,560,992)		215,570,144

Total Investments in Securities (96.6%) (Cost $2,383,103,596)		4,205,783,211
Other Assets Less Liabilities (3.4%)		149,453,161

Net Assets (100%)		$4,355,236,372

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $104,834,568. This was collateralized by $13,589,631 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 11/15/47 and by cash collateral of $92,885,798 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares Morningstar Large-Cap Growth ETF	519,365	106,705,054	1,259,006	(28,930,517)	5,473,026	(2,171,636)	82,334,933	718,176	–

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
NASDAQ 100 E-Mini Index	(265)	3/2019	USD	(33,566,225)	(1,099,477)
S&P 500 E-Mini Index	(1,131)	3/2019	USD	(141,669,060)	(4,582,250)

					(5,681,727)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$463,959,181	$9,529,222	$—	$473,488,403
Consumer Discretionary	679,757,393	5,484,339	—	685,241,732
Consumer Staples	235,773,395	18,155,986	—	253,929,381
Energy	24,876,842	—	—	24,876,842
Financials	166,921,767	—	—	166,921,767
Health Care	489,552,465	—	—	489,552,465
Industrials	340,317,792	—	—	340,317,792
Information Technology	1,029,549,134	—	—	1,029,549,134
Materials	52,211,493	—	—	52,211,493
Real Estate	55,651,737	—	—	55,651,737
Utilities	6,163,228	—	—	6,163,228
Convertible Bond
Consumer Discretionary	—	712,312	—	712,312
Exchange Traded Funds	411,596,781	—	—	411,596,781
Short-Term Investments
Investment Company	122,684,346	—	—	122,684,346
Repurchase Agreements	—	92,885,798	—	92,885,798

Total Assets	$4,079,015,554	$126,767,657	$—	$4,205,783,211

Liabilities:
Futures	$(5,681,727)	$—	$—	$(5,681,727)

Total Liabilities	$(5,681,727)	$—	$—	$(5,681,727)

Total	$4,073,333,827	$126,767,657	$—	$4,200,101,484

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(5,681,727	)*

Total		$(5,681,727)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$–	$(56)	$(56)
Equity contracts	(53,511,744)	–	(53,511,744)

Total	$(53,511,744)	$(56)	$(53,511,800)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(10,478,961)	$(10,478,961)

Total	$(10,478,961)	$(10,478,961)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio forward foreign currency contracts with an average settlement value of approximately $63,000 for three days and held futures contracts with an average notional balance of approximately $461,703,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 21%)*	$905,050,089
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 20%)*	$1,468,079,232

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,881,729,907
Aggregate gross unrealized depreciation	(80,784,442)

Net unrealized appreciation	$1,800,945,465

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,399,156,019

For the year ended December 31, 2018, the Portfolio incurred approximately $33,869 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $31,461,422)	$82,334,933
Unaffiliated Issuers (Cost $2,258,756,376)	4,030,562,480
Repurchase Agreements (Cost $92,885,798)	92,885,798
Cash	235,369,474
Cash held as collateral at broker for futures	10,830,200
Dividends, interest and other receivables	2,919,461
Receivable for Portfolio shares sold	184,079
Securities lending income receivable	40,770
Receivable for securities sold	28,866
Other assets	21,247

Total assets	4,455,177,308

LIABILITIES
Payable for return of collateral on securities loaned	92,885,798
Payable for Portfolio shares redeemed	1,839,128
Investment management fees payable	1,731,390
Due to broker for futures variation margin	1,491,236
Distribution fees payable – Class IB	811,324
Administrative fees payable	469,207
Payable for securities purchased	245,781
Distribution fees payable – Class IA	10,890
Trustees’ fees payable	5,577
Accrued expenses	450,605

Total liabilities	99,940,936

NET ASSETS	$4,355,236,372

Net assets were comprised of:
Paid in capital	$2,621,983,138
Total distributable earnings (loss)	1,733,253,234

Net assets	$4,355,236,372

Class IA
Net asset value, offering and redemption price per share, $49,705,337 / 1,696,468 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.30

Class IB
Net asset value, offering and redemption price per share, $3,695,987,125 / 129,855,824 shares outstanding (unlimited amount authorized: $0.01 par value)	$28.46

Class K
Net asset value, offering and redemption price per share, $609,543,910 / 20,799,939 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.31

(x)	Includes value of securities on loan of $104,834,568.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($718,176 of dividend income received from affiliates) (net of $109,735 foreign withholding tax)	$63,392,570
Interest	3,169,999
Securities lending (net)	811,064

Total income	67,373,633

EXPENSES
Investment management fees	22,814,966
Distribution fees – Class IB	10,772,268
Administrative fees	6,152,576
Printing and mailing expenses	384,354
Custodian fees	338,000
Professional fees	150,391
Distribution fees – Class IA	142,807
Trustees’ fees	123,840
Miscellaneous	130,479

Total expenses	41,009,681

NET INVESTMENT INCOME (LOSS)	26,363,952

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($5,473,026 of realized gain (loss) from affiliates)	383,436,873
Futures contracts	(53,511,744)
Forward foreign currency contracts	(56)
Foreign currency transactions	(20,639)

Net realized gain (loss)	329,904,434

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(2,171,636) of change in unrealized appreciation (depreciation) from affiliates)	(437,639,863)
Futures contracts	(10,478,961)
Foreign currency translations	(2,269)

Net change in unrealized appreciation (depreciation)	(448,121,093)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(118,216,659)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(91,852,707)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,363,952	$24,736,817
Net realized gain (loss)	329,904,434	371,440,579
Net change in unrealized appreciation (depreciation)	(448,121,093)	850,511,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(91,852,707)	1,246,689,220

Distributions to shareholders: (a)
Class IA	(4,883,401)	(4,381,457)
Class IB	(374,753,073)	(349,807,093)
Class K	(61,628,381)	(57,403,409)

Total distributions to shareholders	(441,264,855)	(411,591,959)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 53,549 and 53,887 shares, respectively ]	1,859,983	1,685,288
Capital shares issued in reinvestment of dividends and distributions [ 152,736 and 133,047 shares, respectively ]	4,883,401	4,381,457
Capital shares repurchased [ (208,980) and (164,572) shares, respectively ]	(7,373,150)	(5,203,874)

Total Class IA transactions	(629,766)	862,871

Class IB
Capital shares sold [ 969,069 and 1,284,889 shares, respectively ]	32,512,354	39,865,982
Capital shares issued in reinvestment of dividends and distributions [ 12,058,239 and 10,902,445 shares, respectively ]	374,753,073	349,807,093
Capital shares repurchased [ (17,947,859) and (17,679,348) shares, respectively ]	(609,197,420)	(550,460,114)

Total Class IB transactions	(201,931,993)	(160,787,039)

Class K
Capital shares sold [ 363,778 and 227,420 shares, respectively ]	12,103,467	6,954,130
Capital shares issued in reinvestment of dividends and distributions [ 1,927,865 and 1,742,355 shares, respectively ]	61,628,381	57,403,409
Capital shares repurchased [ (3,009,823) and (4,868,402) shares, respectively ]	(106,503,974)	(152,502,716)

Total Class K transactions	(32,772,126)	(88,145,177)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(235,333,885)	(248,069,345)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(768,451,447)	587,027,916
NET ASSETS:
Beginning of year	5,123,687,819	4,536,659,903

End of year (b)	$4,355,236,372	$5,123,687,819

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $249,705, $19,857,000 and $4,733,996 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $4,131,752, $329,950,093 and $52,669,413 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,179,521 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$33.16	$27.83	$27.43	$27.67	$24.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.15	0.15	0.08	0.06
Net realized and unrealized gain (loss)	(0.92)	7.93	1.36	1.01	2.71

Total from investment operations	(0.75)	8.08	1.51	1.09	2.77

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.16)	(0.08)	(0.05)
Distributions from net realized gains	(2.94)	(2.59)	(0.95)	(1.25)	—

Total dividends and distributions	(3.11)	(2.75)	(1.11)	(1.33)	(0.05)

Net asset value, end of year	$29.30	$33.16	$27.83	$27.43	$27.67

Total return	(2.96)%	29.21%	5.48%	4.03%	11.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$49,705	$56,352	$46,671	$48,031	$50,676
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.85%	0.85%	0.84%	0.87%
Before waivers and reimbursements (f)	0.84%	0.85%	0.86%	0.85%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.49%	0.47%	0.53%	0.27%	0.22%
Before waivers and reimbursements (f)	0.49%	0.47%	0.53%	0.27%	0.22%
Portfolio turnover rate^	20%	19%	25%	41%	35%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$32.30	$27.17	$26.79	$27.05	$24.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.15	0.14	0.08	0.05
Net realized and unrealized gain (loss)	(0.89)	7.73	1.35	0.99	2.65

Total from investment operations	(0.73)	7.88	1.49	1.07	2.70

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.16)	(0.08)	(0.05)
Distributions from net realized gains	(2.94)	(2.59)	(0.95)	(1.25)	—

Total dividends and distributions	(3.11)	(2.75)	(1.11)	(1.33)	(0.05)

Net asset value, end of year	$28.46	$32.30	$27.17	$26.79	$27.05

Total return	(2.97)%	29.18%	5.53%	4.05%	11.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,695,987	$4,353,543	$3,810,472	$4,104,762	$4,486,130
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.84%	0.85%	0.85%	0.84%	0.86%
Before waivers and reimbursements (f)	0.84%	0.85%	0.86%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.48%	0.47%	0.53%	0.27%	0.20%
Before waivers and reimbursements (f)	0.48%	0.47%	0.53%	0.27%	0.20%
Portfolio turnover rate^	20%	19%	25%	41%	35%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$33.17	$27.83	$27.42	$27.67	$24.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.23	0.21	0.15	0.12
Net realized and unrealized gain (loss)	(0.92)	7.93	1.39	1.01	2.72

Total from investment operations	(0.66)	8.16	1.60	1.16	2.84

Less distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.24)	(0.16)	(0.12)
Distributions from net realized gains	(2.94)	(2.59)	(0.95)	(1.25)	—

Total dividends and distributions	(3.20)	(2.82)	(1.19)	(1.41)	(0.12)

Net asset value, end of year	$29.31	$33.17	$27.83	$27.42	$27.67

Total return	(2.71)%	29.53%	5.79%	4.26%	11.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$609,544	$713,793	$679,517	$856,613	$1,112,125
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.60%	0.60%	0.59%	0.61%
Before waivers and reimbursements (f)	0.59%	0.60%	0.61%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.74%	0.72%	0.78%	0.52%	0.45%
Before waivers and reimbursements (f)	0.74%	0.72%	0.77%	0.51%	0.45%
Portfolio turnover rate^	20%	19%	25%	41%	35%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	MFS Investment Management.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(9.96)%	4.95%	9.75%
Portfolio – Class IB Shares	(9.94)	4.95	9.67
Portfolio – Class K Shares*	(9.72)	5.22	10.54
Volatility Managed Index – Large Cap Value	(7.88)	6.99	11.24
Russell 1000® Value Index	(8.27)	5.95	11.18

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (9.94)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Value and the Russell 1000® Value Index, which returned (7.88)% and (8.27)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Underweighting the financials and energy sectors benefited relative performance.

•	Industrial stock selection was beneficial, particularly underweighting industrial conglomerate General Electric.

•	An overweight exposure and stock selection in the Information Technology sector helped relative performance, especially overweighting Microsoft Corp.

•	Overweighting The AES Corp in the utilities sector also aided relative performance.

What hurt performance during the year:

•	Stock selection in both the consumer staples and financials sectors detracted from relative performance.

•	Health care stock selection hurt relative performance, especially underweighting Merck & Co., and an underweight position in the sector hurt as well.

•	An underweight position in insurance and investment firm Berkshire Hathaway hindered relative performance.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	19.1%
Health Care	13.9
Information Technology	9.3
Energy	7.2
Industrials	7.0
Consumer Staples	6.9
Communication Services	6.7
Utilities	5.0
Consumer Discretionary	4.5
Exchange Traded Funds	3.9
Investment Company	3.8
Materials	3.3
Real Estate	3.0
Repurchase Agreements	1.4
Cash and Other	5.0

100.0%

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$917.20	$4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.30
Class IB
Actual	1,000.00	917.10	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.30
Class K
Actual	1,000.00	918.70	2.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.21	3.03

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (6.7%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	1,394,180	$39,789,897
CenturyLink, Inc.	183,138	2,774,541
Verizon Communications, Inc.	1,260,893	70,887,405

		113,451,843

Entertainment (0.9%)
Cinemark Holdings, Inc.	20,500	733,900
Liberty Media Corp.-Liberty Formula One, Class A*	4,700	139,684
Liberty Media Corp.-Liberty Formula One, Class C*	37,700	1,157,390
Lions Gate Entertainment Corp., Class A	8,700	140,070
Lions Gate Entertainment Corp., Class B	17,400	258,912
Madison Square Garden Co. (The), Class A*	3,200	856,640
Take-Two Interactive Software, Inc.*	8,800	905,872
Twenty-First Century Fox, Inc., Class A	321,227	15,457,443
Twenty-First Century Fox, Inc., Class B	93,600	4,472,208
Viacom, Inc., Class A	1,900	52,839
Viacom, Inc., Class B	67,600	1,737,320
Walt Disney Co. (The)	81,200	8,903,580
Zynga, Inc., Class A*	146,389	575,309

		35,391,167

Interactive Media & Services (0.3%)
Alphabet, Inc., Class C*	6,405	6,633,082
Facebook, Inc., Class A*	23,621	3,096,477
Zillow Group, Inc., Class A*	2,900	91,147
Zillow Group, Inc., Class C (x)*	6,400	202,112

		10,022,818

Media (2.3%)
Charter Communications, Inc., Class A*	18,934	5,395,622
Comcast Corp., Class A	1,734,071	59,045,117
Discovery, Inc., Class A (x)*	29,400	727,356
Discovery, Inc., Class C*	66,037	1,524,134
DISH Network Corp., Class A*	157,830	3,941,015
GCI Liberty, Inc., Class A*	19,300	794,388
Interpublic Group of Cos., Inc. (The)	520,232	10,732,386
John Wiley & Sons, Inc., Class A	8,412	395,112
Liberty Broadband Corp., Class A*	4,914	352,874
Liberty Broadband Corp., Class C*	19,928	1,435,414
Liberty Media Corp.-Liberty SiriusXM, Class A*	16,056	590,861
Liberty Media Corp.-Liberty SiriusXM, Class C*	32,012	1,183,804
News Corp., Class A	73,132	830,048
News Corp., Class B	23,200	267,960
Omnicom Group, Inc.	87,162	6,383,745
Tribune Media Co., Class A	16,700	757,846

		94,357,682

Wireless Telecommunication Services (0.4%)
Sprint Corp.*	125,381	729,717
Telephone & Data Systems, Inc.	214,683	6,985,785
T-Mobile US, Inc.*	126,858	8,069,437
United States Cellular Corp.*	15,851	823,777

		16,608,716

Total Communication Services		269,832,226

Consumer Discretionary (4.5%)
Auto Components (0.5%)
Adient plc	17,844	268,731
Aptiv plc	54,229	3,338,880
BorgWarner, Inc.	40,000	1,389,600
Garrett Motion, Inc. (x)*	5,400	66,636
Gentex Corp.	16,502	333,505
Goodyear Tire & Rubber Co. (The)	45,300	924,573
Lear Corp.	64,645	7,942,285
Magna International, Inc.	130,723	5,941,360
Visteon Corp.*	2,100	126,588

		20,332,158

Automobiles (0.4%)
Ford Motor Co.	748,220	5,723,883
General Motors Co.	251,046	8,397,488
Harley-Davidson, Inc.	46,131	1,573,990
Thor Industries, Inc.	1,600	83,200

		15,778,561

Distributors (0.1%)
Genuine Parts Co.	27,362	2,627,299
LKQ Corp.*	50,500	1,198,365

		3,825,664

Diversified Consumer Services (0.0%)
Bright Horizons Family Solutions, Inc.*	1,700	189,465
Graham Holdings Co., Class B	826	529,119
H&R Block, Inc.	32,200	816,914
Service Corp. International	17,600	708,576

		2,244,074

Hotels, Restaurants & Leisure (1.1%)
Aramark	46,730	1,353,768
Caesars Entertainment Corp. (x)*	113,700	772,023
Carnival Corp.	77,662	3,828,737
Darden Restaurants, Inc.	11,800	1,178,348
Extended Stay America, Inc.	14,400	223,200
Hyatt Hotels Corp., Class A	8,092	547,019
International Game Technology plc (x)	17,800	260,414
Las Vegas Sands Corp.	26,600	1,384,530
McDonald’s Corp.	120,100	21,326,157
MGM Resorts International	87,562	2,124,254
Norwegian Cruise Line Holdings Ltd.*	41,982	1,779,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Royal Caribbean Cruises Ltd.	31,886	$3,118,132
Yum China Holdings, Inc.	64,900	2,176,097
Yum! Brands, Inc.	49,853	4,582,488

		44,654,784

Household Durables (0.3%)
DR Horton, Inc.	27,265	945,005
Garmin Ltd.	21,812	1,381,136
Leggett & Platt, Inc.	25,000	896,000
Lennar Corp., Class A	25,458	996,681
Lennar Corp., Class B	1,312	41,105
Mohawk Industries, Inc.*	11,887	1,390,303
Newell Brands, Inc.	84,000	1,561,560
NVR, Inc.*	362	882,190
PulteGroup, Inc.	33,800	878,462
Toll Brothers, Inc.	13,260	436,652
Whirlpool Corp.	12,072	1,290,135

		10,699,229

Internet & Direct Marketing Retail (0.3%)
Amazon.com, Inc.*	3,325	4,994,050
eBay, Inc.*	140,300	3,938,221
Qurate Retail, Inc., Class A*	81,511	1,591,095

		10,523,366

Leisure Products (0.0%)
Brunswick Corp.	14,900	692,105
Hasbro, Inc.	4,800	390,000
Mattel, Inc. (x)*	51,300	512,487

		1,594,592

Multiline Retail (0.7%)
Dollar Tree, Inc.*	77,960	7,041,347
Kohl’s Corp.	102,940	6,829,040
Macy’s, Inc.	201,535	6,001,712
Target Corp.	158,195	10,455,108

		30,327,207

Specialty Retail (0.9%)
Advance Auto Parts, Inc.	34,788	5,477,718
AutoNation, Inc.*	10,500	374,850
AutoZone, Inc.*	700	586,838
Best Buy Co., Inc.	34,461	1,825,055
CarMax, Inc.*	13,400	840,582
Dick’s Sporting Goods, Inc.	14,400	449,280
Foot Locker, Inc.	22,205	1,181,306
Gap, Inc. (The)	79,942	2,059,306
Home Depot, Inc. (The)	11,173	1,919,745
L Brands, Inc.	36,000	924,120
Lowe’s Cos., Inc.	25,280	2,334,861
Michaels Cos., Inc. (The) (x)*	62,441	845,451
O’Reilly Automotive, Inc.*	10,081	3,471,191
Penske Automotive Group, Inc.	6,700	270,144
Ross Stores, Inc.	9,665	804,128
Signet Jewelers Ltd. (x)	52,555	1,669,672
Tiffany & Co.	19,500	1,569,945
TJX Cos., Inc. (The)	76,698	3,431,468
Tractor Supply Co.	54,038	4,508,931
Williams-Sonoma, Inc. (x)	12,200	615,490

		35,160,081

Textiles, Apparel & Luxury Goods (0.2%)
Columbia Sportswear Co.	5,100	428,859
Hanesbrands, Inc.	96,768	1,212,503
Michael Kors Holdings Ltd.*	12,400	470,208
PVH Corp.	14,682	1,364,692
Ralph Lauren Corp.	10,500	1,086,330
Skechers U.S.A., Inc., Class A*	41,223	943,594
Tapestry, Inc.	44,300	1,495,125
Under Armour, Inc., Class A (x)*	8,500	150,195
Under Armour, Inc., Class C*	8,700	140,679
VF Corp.	14,200	1,013,028

		8,305,213

Total Consumer Discretionary		183,444,929

Consumer Staples (6.9%)
Beverages (0.9%)
Coca-Cola Co. (The)	164,300	7,779,605
Diageo plc	146,929	5,222,374
Molson Coors Brewing Co., Class B	245,696	13,798,288
PepsiCo, Inc.	101,300	11,191,624

		37,991,891

Food & Staples Retailing (1.5%)
Casey’s General Stores, Inc.	7,000	896,980
Kroger Co. (The)	457,829	12,590,298
US Foods Holding Corp.*	77,035	2,437,387
Walgreens Boots Alliance, Inc.	260,470	17,797,915
Walmart, Inc.	291,602	27,162,726

		60,885,306

Food Products (1.9%)
Archer-Daniels-Midland Co.	156,361	6,406,110
Bunge Ltd.	26,914	1,438,284
Campbell Soup Co. (x)	10,500	346,395
Conagra Brands, Inc.	89,603	1,913,920
Danone SA	26,779	1,887,369
Flowers Foods, Inc.	34,300	633,521
General Mills, Inc.	199,212	7,757,315
Hain Celestial Group, Inc. (The)*	18,200	288,652
Hershey Co. (The)	2,400	257,232
Hormel Foods Corp.	52,000	2,219,360
Ingredion, Inc.	13,556	1,239,019
JM Smucker Co. (The)	102,639	9,595,720
Kellogg Co.	174,180	9,930,002
Kraft Heinz Co. (The)	115,500	4,971,120
Lamb Weston Holdings, Inc.	28,006	2,060,121
McCormick & Co., Inc. (Non-Voting)	22,000	3,063,280
Mondelez International, Inc., Class A	277,702	11,116,411
Nestle SA (Registered)	78,046	6,345,206
Pilgrim’s Pride Corp.*	10,100	156,651
Post Holdings, Inc.*	5,300	472,389
Seaboard Corp.	100	353,801
TreeHouse Foods, Inc.*	10,400	527,384
Tyson Foods, Inc., Class A	55,656	2,972,031

		75,951,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Household Products (1.5%)
Church & Dwight Co., Inc.	7,100	$466,896
Clorox Co. (The)	3,177	489,703
Colgate-Palmolive Co.	146,529	8,721,406
Energizer Holdings, Inc.	4,800	216,720
Kimberly-Clark Corp.	21,034	2,396,614
Procter & Gamble Co. (The)#	523,076	48,081,146
Reckitt Benckiser Group plc	26,463	2,020,874
Spectrum Brands Holdings, Inc.	4,200	177,450

		62,570,809

Personal Products (0.1%)
Coty, Inc., Class A	89,205	585,184
Herbalife Nutrition Ltd.*	17,004	1,002,386
Nu Skin Enterprises, Inc., Class A	7,300	447,709

		2,035,279

Tobacco (1.0%)
Altria Group, Inc.	54,978	2,715,363
British American Tobacco plc (ADR)	83,865	2,671,939
Philip Morris International, Inc.	515,313	34,402,296

		39,789,598

Total Consumer Staples		279,224,176

Energy (7.2%)
Energy Equipment & Services (0.6%)
Apergy Corp.*	14,819	401,299
Baker Hughes a GE Co.	96,491	2,074,556
Dril-Quip, Inc.*	11,028	331,171
Helmerich & Payne, Inc.	20,283	972,367
Nabors Industries Ltd.	66,225	132,450
National Oilwell Varco, Inc.	73,105	1,878,798
Patterson-UTI Energy, Inc.	41,849	433,137
RPC, Inc. (x)	173,488	1,712,327
Schlumberger Ltd.	389,363	14,048,217
Transocean Ltd. (x)*	98,800	685,672
Weatherford International plc (x)*	190,600	106,545

		22,776,539

Oil, Gas & Consumable Fuels (6.6%)
Anadarko Petroleum Corp.	65,506	2,871,783
Antero Resources Corp.*	21,500	201,885
Apache Corp.	68,576	1,800,120
BP plc (ADR)	148,690	5,638,325
Cabot Oil & Gas Corp.	22,000	491,700
Centennial Resource Development, Inc., Class A (x)*	35,000	385,700
Cheniere Energy, Inc.*	13,500	799,065
Chesapeake Energy Corp. (x)*	172,083	361,374
Chevron Corp.	396,874	43,175,922
Cimarex Energy Co.	27,406	1,689,580
CNX Resources Corp.*	40,130	458,285
Concho Resources, Inc.*	32,484	3,339,030
ConocoPhillips	361,488	22,538,777
Continental Resources, Inc.*	8,600	345,634
Devon Energy Corp.	248,903	5,610,274
Diamondback Energy, Inc.	24,736	2,293,027
EOG Resources, Inc.	191,509	16,701,500
EQT Corp.	50,702	957,761
Equitrans Midstream Corp.*	40,521	811,230
Extraction Oil & Gas, Inc. (x)*	21,159	90,772
Exxon Mobil Corp.#	858,265	58,525,090
Hess Corp.	113,716	4,605,498
HollyFrontier Corp.	83,039	4,244,954
Kinder Morgan, Inc.	363,718	5,593,983
Kosmos Energy Ltd.*	36,600	142,374
Marathon Oil Corp.	235,814	3,381,573
Marathon Petroleum Corp.	265,702	15,679,075
Murphy Oil Corp.	31,322	732,622
Newfield Exploration Co.*	24,200	354,772
Noble Energy, Inc.	91,894	1,723,931
Occidental Petroleum Corp.	188,121	11,546,867
ONEOK, Inc.	46,000	2,481,700
Parsley Energy, Inc., Class A*	15,500	247,690
PBF Energy, Inc., Class A	22,718	742,197
Phillips 66	104,040	8,963,046
Pioneer Natural Resources Co.	14,600	1,920,192
QEP Resources, Inc.*	45,203	254,493
Range Resources Corp.	40,337	386,025
Royal Dutch Shell plc (ADR), Class A (x)	49,137	2,863,213
SM Energy Co.	21,200	328,176
Suncor Energy, Inc.	277,180	7,752,725
Targa Resources Corp.	42,500	1,530,850
Valero Energy Corp.	137,240	10,288,883
Whiting Petroleum Corp.*	17,087	387,704
Williams Cos., Inc. (The)	550,151	12,130,829
WPX Energy, Inc.*	76,003	862,634

		268,232,840

Total Energy		291,009,379

Financials (19.1%)
Banks (9.4%)
Associated Banc-Corp.	32,284	638,900
Bank of America Corp.	2,159,165	53,201,826
Bank of Hawaii Corp.	7,928	533,713
Bank OZK	23,228	530,295
BankUnited, Inc.	19,908	596,045
BB&T Corp.	149,290	6,467,243
BOK Financial Corp.	5,044	369,876
CIT Group, Inc.	21,608	826,938
Citigroup, Inc.	847,686	44,130,533
Citizens Financial Group, Inc.	91,162	2,710,246
Comerica, Inc.	62,973	4,325,615
Commerce Bancshares, Inc.	19,045	1,073,567
Cullen/Frost Bankers, Inc.	10,967	964,438
East West Bancorp, Inc.	25,529	1,111,277
Fifth Third Bancorp	127,924	3,010,052
First Citizens BancShares, Inc., Class A	1,600	603,280
First Hawaiian, Inc.	20,388	458,934
First Horizon National Corp.	61,992	815,815
First Republic Bank	30,713	2,668,960
FNB Corp.	61,800	608,112
Huntington Bancshares, Inc.	209,801	2,500,828
JPMorgan Chase & Co.	1,095,947	106,986,346
KeyCorp	202,434	2,991,974
M&T Bank Corp.	27,771	3,974,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
PacWest Bancorp	23,500	$782,080
People’s United Financial, Inc.	70,848	1,022,337
Pinnacle Financial Partners, Inc.	8,100	373,410
PNC Financial Services Group, Inc. (The)	136,005	15,900,345
Popular, Inc.	19,240	908,513
Prosperity Bancshares, Inc. (x)	12,700	791,210
Regions Financial Corp.	654,342	8,755,096
Signature Bank	3,917	402,707
Sterling Bancorp	42,600	703,326
SunTrust Banks, Inc.	88,957	4,486,991
SVB Financial Group*	2,350	446,312
Synovus Financial Corp.	20,420	653,236
TCF Financial Corp.	31,536	614,637
Texas Capital Bancshares, Inc.*	3,400	173,706
Umpqua Holdings Corp.	41,900	666,210
US Bancorp	479,886	21,930,790
Webster Financial Corp.	17,500	862,575
Wells Fargo & Co.	1,665,245	76,734,490
Western Alliance Bancorp*	7,400	292,226
Wintrust Financial Corp.	10,700	711,443
Zions Bancorp NA	65,466	2,667,085

		381,978,401

Capital Markets (2.9%)
Affiliated Managers Group, Inc.	10,200	993,888
Ameriprise Financial, Inc.	22,763	2,375,774
Bank of New York Mellon Corp. (The)	276,813	13,029,588
BGC Partners, Inc., Class A	51,700	267,289
BlackRock, Inc.	33,719	13,245,498
Cboe Global Markets, Inc.	1,600	156,528
CME Group, Inc.	59,908	11,269,893
E*TRADE Financial Corp.	116,797	5,125,052
Franklin Resources, Inc.	59,100	1,752,906
Goldman Sachs Group, Inc. (The)	121,576	20,309,271
Interactive Brokers Group, Inc., Class A	1,194	65,252
Intercontinental Exchange, Inc.	52,915	3,986,087
Invesco Ltd.	77,607	1,299,141
Lazard Ltd., Class A	1,900	70,129
Legg Mason, Inc.	16,115	411,094
Moody’s Corp.	18,711	2,620,289
Morgan Stanley	374,055	14,831,281
Nasdaq, Inc.	87,506	7,137,864
Northern Trust Corp.	29,054	2,428,624
Raymond James Financial, Inc.	17,730	1,319,289
State Street Corp.	166,518	10,502,290
T. Rowe Price Group, Inc.	33,717	3,112,753

		116,309,780

Consumer Finance (1.0%)
Ally Financial, Inc.	233,351	5,287,734
American Express Co.	82,535	7,867,236
Capital One Financial Corp.	177,227	13,396,589
Credit Acceptance Corp. (x)*	200	76,352
Discover Financial Services	35,498	2,093,672
Navient Corp.	49,993	440,438
OneMain Holdings, Inc.*	68,510	1,664,108
Santander Consumer USA Holdings, Inc.	19,195	337,640
SLM Corp.*	202,942	1,686,448
Synchrony Financial	285,732	6,703,273

		39,553,490

Diversified Financial Services (1.7%)
AXA Equitable Holdings, Inc.	37,800	628,614
Berkshire Hathaway, Inc., Class B#*	324,821	66,321,952
Jefferies Financial Group, Inc.	57,405	996,551
Voya Financial, Inc.	28,461	1,142,424

		69,089,541

Insurance (3.9%)
Aflac, Inc.	146,480	6,673,629
Alleghany Corp.	2,434	1,517,161
Allstate Corp. (The)	99,312	8,206,151
American Financial Group, Inc.	13,725	1,242,524
American International Group, Inc.	211,700	8,343,097
American National Insurance Co.	1,379	175,464
Aon plc	56,910	8,272,438
Arch Capital Group Ltd.*	62,292	1,664,442
Arthur J Gallagher & Co.	34,500	2,542,650
Aspen Insurance Holdings Ltd.	11,224	471,296
Assurant, Inc.	10,069	900,571
Assured Guaranty Ltd.	109,197	4,180,061
Athene Holding Ltd., Class A*	30,324	1,207,805
Axis Capital Holdings Ltd.	13,994	722,650
Brighthouse Financial, Inc.*	81,784	2,492,776
Brown & Brown, Inc.	41,824	1,152,669
Chubb Ltd.	151,520	19,573,354
Cincinnati Financial Corp.	29,421	2,277,774
CNA Financial Corp.	5,322	234,966
Erie Indemnity Co., Class A	1,100	146,641
Everest Re Group Ltd.	17,278	3,762,457
Fidelity National Financial, Inc.	189,029	5,943,072
First American Financial Corp.	20,700	924,048
Hanover Insurance Group, Inc. (The)	8,101	945,954
Hartford Financial Services Group, Inc. (The)	195,843	8,705,221
Lincoln National Corp.	115,984	5,951,139
Loews Corp.	53,240	2,423,485
Markel Corp.*	2,449	2,542,184
Marsh & McLennan Cos., Inc.	51,800	4,131,050
Mercury General Corp.	5,141	265,841
MetLife, Inc.	321,608	13,205,225
Old Republic International Corp.	54,191	1,114,709
Principal Financial Group, Inc.	54,097	2,389,465
Prudential Financial, Inc.	93,847	7,653,223
Reinsurance Group of America, Inc.	21,435	3,005,830
RenaissanceRe Holdings Ltd.	6,936	927,343
Torchmark Corp.	20,221	1,507,071
Travelers Cos., Inc. (The)	107,599	12,884,980
Unum Group	39,653	1,165,005
White Mountains Insurance Group Ltd.	596	511,183

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Willis Towers Watson plc	25,200	$3,826,872
WR Berkley Corp.	18,154	1,341,762

		157,125,238

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	99,048	1,737,302
Annaly Capital Management, Inc. (REIT)	243,880	2,394,902
Chimera Investment Corp. (REIT)	35,656	635,390
MFA Financial, Inc. (REIT)	85,457	570,853
New Residential Investment Corp. (REIT)	69,400	986,174
Starwood Property Trust, Inc. (REIT)	49,736	980,296
Two Harbors Investment Corp. (REIT)	46,980	603,223

		7,908,140

Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	91,138	857,609
TFS Financial Corp.	9,396	151,557

		1,009,166

Total Financials		772,973,756

Health Care (13.9%)
Biotechnology (0.8%)
AbbVie, Inc.	69,038	6,364,613
Agios Pharmaceuticals, Inc. (x)*	600	27,666
Alexion Pharmaceuticals, Inc.*	7,000	681,520
Alnylam Pharmaceuticals, Inc.*	2,000	145,820
Amgen, Inc.	7,400	1,440,558
Biogen, Inc.*	9,858	2,966,469
Bluebird Bio, Inc.*	3,200	317,440
Gilead Sciences, Inc.	279,832	17,503,492
United Therapeutics Corp.*	32,321	3,519,757

		32,967,335

Health Care Equipment & Supplies (3.7%)
Abbott Laboratories	403,801	29,206,926
Baxter International, Inc.	172,362	11,344,867
Becton Dickinson and Co.	46,200	10,409,784
Boston Scientific Corp.*	61,000	2,155,740
Cooper Cos., Inc. (The)	7,864	2,001,388
Danaher Corp.	178,656	18,423,007
Dentsply Sirona, Inc.	41,787	1,554,894
Hill-Rom Holdings, Inc.	4,465	395,376
Hologic, Inc.*	51,900	2,133,090
Integra LifeSciences Holdings Corp.*	3,000	135,300
Koninklijke Philips NV (NYRS)	180,398	6,333,774
Medtronic plc	479,342	43,600,948
STERIS plc	16,000	1,709,600
Teleflex, Inc.	7,098	1,834,691
West Pharmaceutical Services, Inc.	10,800	1,058,724
Zimmer Biomet Holdings, Inc.	164,995	17,113,282

		149,411,391

Health Care Providers & Services (2.2%)
Acadia Healthcare Co., Inc. (x)*	16,500	424,215
Anthem, Inc.	56,544	14,850,151
Cardinal Health, Inc.	59,542	2,655,573
Centene Corp.*	4,685	540,181
Cigna Corp.	115,724	21,978,238
CVS Health Corp.	227,577	14,910,845
DaVita, Inc.*	11,900	612,374
HCA Healthcare, Inc.	34,958	4,350,523
Henry Schein, Inc.*	25,000	1,963,000
Humana, Inc.	8,980	2,572,591
Laboratory Corp. of America Holdings*	68,664	8,676,383
McKesson Corp.	57,743	6,378,869
MEDNAX, Inc.*	17,406	574,398
Molina Healthcare, Inc.*	1,800	209,196
Premier, Inc., Class A*	6,700	250,245
Quest Diagnostics, Inc.	25,999	2,164,937
UnitedHealth Group, Inc.	18,903	4,709,115
Universal Health Services, Inc., Class B	16,038	1,869,389
WellCare Health Plans, Inc.*	700	165,263

		89,855,486

Health Care Technology (0.0%)
Cerner Corp.*	33,500	1,756,740

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	61,720	4,163,631
Bio-Rad Laboratories, Inc., Class A*	4,083	948,155
Bruker Corp.	11,400	339,378
Charles River Laboratories International, Inc.*	2,600	294,268
IQVIA Holdings, Inc.*	31,266	3,632,171
PerkinElmer, Inc.	21,104	1,657,719
QIAGEN NV*	42,353	1,459,061
Thermo Fisher Scientific, Inc.	99,199	22,199,744
Waters Corp.*	1,100	207,515

		34,901,642

Pharmaceuticals (6.3%)
Allergan plc	65,037	8,692,845
Bristol-Myers Squibb Co.	157,576	8,190,801
Catalent, Inc.*	21,100	657,898
Elanco Animal Health, Inc. (x)*	30,402	958,575
Eli Lilly & Co.	70,200	8,123,544
Jazz Pharmaceuticals plc*	900	111,564
Johnson & Johnson#	541,284	69,852,700
Merck & Co., Inc.	539,160	41,197,216
Mylan NV*	172,759	4,733,597
Novartis AG (Registered)	12,515	1,071,889
Novartis AG (ADR)	151,591	13,008,024
Novo Nordisk A/S (ADR)	51,371	2,366,662
Perrigo Co. plc	24,400	945,500
Pfizer, Inc#.	2,074,513	90,552,493
Roche Holding AG	5,196	1,284,837
Roche Holding AG (ADR)	29,243	908,872
Teva Pharmaceutical Industries Ltd. (ADR)	128,343	1,979,049

		254,636,066

Total Health Care		563,528,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrials (7.0%)
Aerospace & Defense (1.4%)
Arconic, Inc.	82,861	$1,397,037
Boeing Co. (The)	24,426	7,877,385
Curtiss-Wright Corp.	7,800	796,536
General Dynamics Corp.	27,308	4,293,091
Hexcel Corp.	13,200	756,888
Huntington Ingalls Industries, Inc.	1,200	228,372
L3 Technologies, Inc.	15,068	2,616,709
Lockheed Martin Corp.	12,871	3,370,143
Northrop Grumman Corp.	27,026	6,618,667
Raytheon Co.	23,789	3,648,043
Teledyne Technologies, Inc.*	6,800	1,408,076
Textron, Inc.	39,607	1,821,526
United Technologies Corp.	196,780	20,953,134

		55,785,607

Air Freight & Logistics (0.1%)
United Parcel Service, Inc., Class B	22,802	2,223,879

Airlines (0.5%)
Alaska Air Group, Inc.	39,848	2,424,751
American Airlines Group, Inc.	79,200	2,543,112
Copa Holdings SA, Class A	6,000	472,260
Delta Air Lines, Inc.	91,800	4,580,820
JetBlue Airways Corp.*	245,294	3,939,421
Southwest Airlines Co.	29,100	1,352,568
United Continental Holdings, Inc.*	46,900	3,926,937

		19,239,869

Building Products (0.5%)
Allegion plc	3,100	247,101
Armstrong World Industries, Inc.	37,457	2,180,372
Fortune Brands Home & Security, Inc.	15,800	600,242
Johnson Controls International plc	391,054	11,594,751
Lennox International, Inc.	500	109,430
Masco Corp.	142,470	4,165,823
Owens Corning	20,937	920,809
Resideo Technologies, Inc.*	8,933	183,573
USG Corp.	15,600	665,496

		20,667,597

Commercial Services & Supplies (0.1%)
ADT, Inc. (x)	20,563	123,584
Clean Harbors, Inc.*	9,800	483,630
KAR Auction Services, Inc.	1,600	76,352
Republic Services, Inc.	39,365	2,837,823
Stericycle, Inc.*	15,800	579,702
Waste Management, Inc.	12,561	1,117,803

		5,218,894

Construction & Engineering (0.1%)
AECOM*	30,564	809,946
Arcosa, Inc.*	9,266	256,576
Fluor Corp.	26,805	863,121
Jacobs Engineering Group, Inc.	24,385	1,425,547
Quanta Services, Inc.	20,255	609,675
Valmont Industries, Inc.	4,200	465,990

		4,430,855

Electrical Equipment (0.7%)
ABB Ltd. (ADR)	329,978	6,272,882
Acuity Brands, Inc.	7,600	873,620
AMETEK, Inc.	35,300	2,389,810
Eaton Corp. plc	139,421	9,572,646
Emerson Electric Co.	34,835	2,081,391
GrafTech International Ltd.	11,100	126,984
Hubbell, Inc.	34,817	3,458,721
nVent Electric plc	30,793	691,611
Regal Beloit Corp.	8,293	580,924
Sensata Technologies Holding plc*	14,500	650,180

		26,698,769

Industrial Conglomerates (1.0%)
3M Co.	42,471	8,092,424
Carlisle Cos., Inc.	11,178	1,123,613
General Electric Co#.	1,779,702	13,472,344
Honeywell International, Inc.	111,038	14,670,341
Roper Technologies, Inc.	15,800	4,211,016

		41,569,738

Machinery (1.2%)
AGCO Corp.	12,751	709,848
Allison Transmission Holdings, Inc.	99,439	4,366,367
Caterpillar, Inc.	9,061	1,151,381
Colfax Corp.*	16,400	342,760
Crane Co.	9,574	691,051
Cummins, Inc.	18,700	2,499,068
Donaldson Co., Inc.	1,654	71,767
Dover Corp.	27,739	1,968,082
Flowserve Corp.	25,000	950,500
Fortive Corp.	4,634	313,536
Gardner Denver Holdings, Inc.*	16,200	331,290
Gates Industrial Corp. plc (x)*	8,492	112,434
IDEX Corp.	855	107,952
Illinois Tool Works, Inc.	44,099	5,586,902
Ingersoll-Rand plc	60,935	5,559,100
ITT, Inc.	16,700	806,109
Middleby Corp. (The)*	4,300	441,739
Nordson Corp.	700	83,545
Oshkosh Corp.	13,899	852,148
PACCAR, Inc.	65,776	3,758,441
Parker-Hannifin Corp.	20,838	3,107,779
Pentair plc	93,337	3,526,272
Snap-on, Inc.	10,800	1,569,132
Stanley Black & Decker, Inc.	59,882	7,170,271
Terex Corp.	12,603	347,465
Timken Co. (The)	13,039	486,616
Trinity Industries, Inc.	27,798	572,361
Wabtec Corp.	10,500	737,625
Xylem, Inc.	15,117	1,008,606

		49,230,147

Marine (0.0%)
Kirby Corp.*	11,300	761,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	4,052	$578,383
Equifax, Inc.	46,950	4,372,454
IHS Markit Ltd.*	73,200	3,511,404
ManpowerGroup, Inc.	12,408	804,038
Nielsen Holdings plc	68,249	1,592,249

		10,858,528

Road & Rail (0.9%)
AMERCO	1,403	460,338
Canadian National Railway Co.	27,498	2,037,877
CSX Corp.	106,337	6,606,718
Genesee & Wyoming, Inc., Class A*	8,839	654,263
Kansas City Southern	19,600	1,870,820
Knight-Swift Transportation Holdings, Inc.	24,600	616,722
Norfolk Southern Corp.	88,636	13,254,627
Ryder System, Inc.	9,958	479,478
Schneider National, Inc., Class B	7,500	140,025
Union Pacific Corp.	78,246	10,815,944

		36,936,812

Trading Companies & Distributors (0.2%)
Air Lease Corp.	17,149	518,071
HD Supply Holdings, Inc.*	47,251	1,772,857
MSC Industrial Direct Co., Inc., Class A	4,700	361,524
Univar, Inc.*	18,700	331,738
Watsco, Inc.	1,200	166,968
WESCO International, Inc.*	8,964	430,272
WW Grainger, Inc.	18,446	5,208,413

		8,789,843

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp. (x)	15,200	555,712

Total Industrials		282,967,418

Information Technology (9.3%)
Communications Equipment (1.8%)
ARRIS International plc*	32,500	993,525
Cisco Systems, Inc.	1,300,768	56,362,277
CommScope Holding Co., Inc.*	36,300	594,957
EchoStar Corp., Class A*	9,083	333,528
Finisar Corp.*	41,192	889,747
Juniper Networks, Inc.	272,064	7,321,242
Motorola Solutions, Inc.	27,600	3,175,104
Nokia OYJ (ADR) (x)	769,475	4,478,345

		74,148,725

Electronic Equipment, Instruments & Components (0.3%)
Arrow Electronics, Inc.*	16,608	1,145,122
Avnet, Inc.	22,382	807,990
Coherent, Inc.*	1,300	137,423
Corning, Inc.	152,766	4,615,061
Dolby Laboratories, Inc., Class A	11,936	738,122
FLIR Systems, Inc.	23,335	1,016,006
Jabil, Inc.	31,474	780,240
Keysight Technologies, Inc.*	35,810	2,223,085
Littelfuse, Inc.	800	137,184
National Instruments Corp.	3,900	176,982
Trimble, Inc.*	47,700	1,569,807

		13,347,022

IT Services (1.5%)
Accenture plc, Class A	81,228	11,453,960
Akamai Technologies, Inc.*	2,000	122,160
Amdocs Ltd.	43,765	2,563,754
Booz Allen Hamilton Holding Corp.	49,872	2,247,731
Cognizant Technology Solutions Corp., Class A	42,241	2,681,459
Conduent, Inc.*	36,408	387,017
CoreLogic, Inc.*	5,825	194,672
DXC Technology Co.	81,562	4,336,652
Euronet Worldwide, Inc.*	4,700	481,186
Fidelity National Information Services, Inc.	106,651	10,937,060
Fiserv, Inc.*	71,249	5,236,089
Genpact Ltd.	18,100	488,519
International Business Machines Corp.	49,500	5,626,665
Leidos Holdings, Inc.	27,384	1,443,684
Mastercard, Inc., Class A	33,122	6,248,465
Sabre Corp.	10,100	218,564
Visa, Inc., Class A	8,745	1,153,815
Western Union Co. (The)	62,000	1,057,720
Worldpay, Inc.*	52,200	3,989,646

		60,868,818

Semiconductors & Semiconductor Equipment (2.8%)
Analog Devices, Inc.	85,797	7,363,957
Applied Materials, Inc.	29,681	971,756
Broadcom, Inc.	33,200	8,442,096
Cypress Semiconductor Corp.	21,181	269,422
First Solar, Inc.*	15,594	662,043
Intel Corp.	1,013,542	47,565,526
Lam Research Corp.	4,124	561,565
Marvell Technology Group Ltd.	76,200	1,233,678
Micron Technology, Inc.*	48,145	1,527,641
NXP Semiconductors NV	62,400	4,572,672
Qorvo, Inc.*	24,200	1,469,666
QUALCOMM, Inc.	474,029	26,976,990
Skyworks Solutions, Inc.	10,000	670,200
Teradyne, Inc.	29,947	939,737
Texas Instruments, Inc.	106,833	10,095,719

		113,322,668

Software (1.8%)
Adobe, Inc.*	11,866	2,684,564
Aspen Technology, Inc.*	700	57,526
Autodesk, Inc.*	6,769	870,561
Elastic NV*	298	21,301
FireEye, Inc.*	12,300	199,383
Intuit, Inc.	7,934	1,561,808
LogMeIn, Inc.	3,300	269,181
Microsoft Corp.	242,746	24,655,711
Nuance Communications, Inc.*	54,635	722,821
Oracle Corp.	763,709	34,481,462
Pluralsight, Inc., Class A (x)*	865	20,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
SolarWinds Corp.*	928	$12,834
SS&C Technologies Holdings, Inc.	2,700	121,797
Symantec Corp.	118,600	2,240,947
Synopsys, Inc.*	25,647	2,160,503
Teradata Corp.*	6,600	253,176

		70,333,946

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	135,792	21,419,830
Dell Technologies, Inc., Class C (x)*	64,134	3,134,243
Hewlett Packard Enterprise Co.	333,173	4,401,215
HP, Inc.	308,993	6,321,997
NCR Corp.*	62,864	1,450,901
Western Digital Corp.	57,352	2,120,303
Xerox Corp.	161,102	3,183,376

		42,031,865

Total Information Technology		374,053,044

Materials (3.3%)
Chemicals (2.4%)
Air Products & Chemicals, Inc.	42,007	6,723,220
Akzo Nobel NV (ADR) (x)	147,651	3,932,684
Albemarle Corp.	20,622	1,589,338
Ashland Global Holdings, Inc.	11,913	845,346
Axalta Coating Systems Ltd.*	24,300	569,106
Cabot Corp.	11,589	497,632
Celanese Corp.	9,500	854,715
CF Industries Holdings, Inc.	122,407	5,325,929
DowDuPont, Inc.	471,640	25,223,307
Eastman Chemical Co.	27,000	1,973,970
Ecolab, Inc.	26,800	3,948,980
FMC Corp.	15,200	1,124,192
Huntsman Corp.	41,713	804,644
International Flavors & Fragrances, Inc.	10,000	1,342,700
Linde plc	45,007	7,022,892
LyondellBasell Industries NV, Class A	88,454	7,355,835
Mosaic Co. (The)	224,145	6,547,275
NewMarket Corp.	100	41,209
Olin Corp.	31,900	641,509
Platform Specialty Products Corp.*	21,200	218,996
PPG Industries, Inc.	117,460	12,007,936
RPM International, Inc.	20,000	1,175,600
Scotts Miracle-Gro Co. (The)	3,900	239,694
Sherwin-Williams Co. (The)	9,613	3,782,331
Valvoline, Inc.	36,445	705,211
Westlake Chemical Corp.	536	35,467
WR Grace & Co.	3,200	207,712

		94,737,430

Construction Materials (0.0%)
Eagle Materials, Inc.	1,000	61,030
Martin Marietta Materials, Inc.	1,000	171,870
Vulcan Materials Co.	1,554	153,535

		386,435

Containers & Packaging (0.3%)
AptarGroup, Inc.	11,892	1,118,680
Ardagh Group SA	3,500	38,780
Ball Corp.	64,800	2,979,504
Bemis Co., Inc.	17,330	795,447
Berry Global Group, Inc.*	12,500	594,125
Crown Holdings, Inc.*	19,089	793,530
Graphic Packaging Holding Co.	49,100	522,424
International Paper Co.	69,413	2,801,509
Owens-Illinois, Inc.*	30,400	524,096
Sealed Air Corp.	13,600	473,824
Silgan Holdings, Inc.	9,800	231,476
Sonoco Products Co.	18,767	997,091
Westrock Co.	48,642	1,836,722

		13,707,208

Metals & Mining (0.6%)
Alcoa Corp.*	119,403	3,173,732
Freeport-McMoRan, Inc.	562,797	5,802,437
Newmont Mining Corp.	102,101	3,537,800
Nucor Corp.	128,708	6,668,361
Reliance Steel & Aluminum Co.	13,459	957,877
Royal Gold, Inc.	7,328	627,643
Steel Dynamics, Inc.	36,616	1,099,945
United States Steel Corp.	33,717	614,998

		22,482,793

Paper & Forest Products (0.0%)
Domtar Corp.	11,894	417,836

Total Materials		131,731,702

Real Estate (3.0%)
Equity Real Estate Investment Trusts (REITs) (2.9%)
Alexandria Real Estate Equities, Inc. (REIT)	18,506	2,132,631
American Campus Communities, Inc. (REIT)	82,662	3,421,380
American Homes 4 Rent (REIT), Class A	49,408	980,749
Apartment Investment & Management Co. (REIT), Class A	29,849	1,309,774
Apple Hospitality REIT, Inc. (REIT)	41,400	590,364
AvalonBay Communities, Inc. (REIT)	26,448	4,603,274
Boston Properties, Inc. (REIT)	29,575	3,328,666
Brandywine Realty Trust (REIT)	33,544	431,711
Brixmor Property Group, Inc. (REIT)	57,721	847,922
Brookfield Property REIT, Inc. (REIT), Class A	50,995	821,020
Camden Property Trust (REIT)	16,967	1,493,944
Colony Capital, Inc. (REIT)	88,140	412,495
Columbia Property Trust, Inc. (REIT)	22,600	437,310
Corporate Office Properties Trust (REIT)	19,697	414,228
Crown Castle International Corp. (REIT)	19,500	2,118,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CubeSmart (REIT)	52,659	$1,510,787
CyrusOne, Inc. (REIT)	19,800	1,047,024
Digital Realty Trust, Inc. (REIT)	39,360	4,193,808
Douglas Emmett, Inc. (REIT)	30,744	1,049,293
Duke Realty Corp. (REIT)	68,239	1,767,390
Empire State Realty Trust, Inc. (REIT), Class A	26,200	372,826
EPR Properties (REIT)	14,100	902,823
Equity Commonwealth (REIT)	22,446	673,605
Equity Residential (REIT)	68,739	4,537,461
Essex Property Trust, Inc. (REIT)	12,609	3,091,853
Extra Space Storage, Inc. (REIT)	3,100	280,488
Federal Realty Investment Trust (REIT)	14,000	1,652,560
Gaming and Leisure Properties, Inc. (REIT)	24,700	798,057
HCP, Inc. (REIT)	90,009	2,513,951
Healthcare Trust of America, Inc. (REIT), Class A	39,397	997,138
Highwoods Properties, Inc. (REIT)	19,400	750,586
Hospitality Properties Trust (REIT)	31,083	742,262
Host Hotels & Resorts, Inc. (REIT)	140,238	2,337,767
Hudson Pacific Properties, Inc. (REIT)	25,800	749,748
Invitation Homes, Inc. (REIT)	57,198	1,148,536
Iron Mountain, Inc. (REIT)	54,300	1,759,863
JBG SMITH Properties (REIT)	20,023	697,001
Kilroy Realty Corp. (REIT)	18,488	1,162,525
Kimco Realty Corp. (REIT)	77,772	1,139,360
Lamar Advertising Co. (REIT), Class A	1,500	103,770
Liberty Property Trust (REIT)	28,147	1,178,796
Life Storage, Inc. (REIT)	8,300	771,817
Macerich Co. (The) (REIT)	26,009	1,125,670
Medical Properties Trust, Inc. (REIT)	69,400	1,115,952
Mid-America Apartment Communities, Inc. (REIT)	59,169	5,662,473
National Retail Properties, Inc. (REIT)	29,862	1,448,606
Omega Healthcare Investors, Inc. (REIT)	34,400	1,209,160
Outfront Media, Inc. (REIT)	26,460	479,455
Paramount Group, Inc. (REIT)	39,674	498,305
Park Hotels & Resorts, Inc. (REIT)	115,353	2,996,871
Prologis, Inc. (REIT)	119,940	7,042,877
Public Storage (REIT)	7,950	1,609,160
Rayonier, Inc. (REIT)	24,600	681,174
Realty Income Corp. (REIT)	55,588	3,504,268
Regency Centers Corp. (REIT)	29,092	1,707,119
Retail Properties of America, Inc. (REIT), Class A	41,897	454,582
Retail Value, Inc. (REIT)	2,918	74,672
Senior Housing Properties Trust (REIT)	45,022	527,658
Simon Property Group, Inc. (REIT)	4,900	823,151
SITE Centers Corp. (REIT)	29,184	323,067
SL Green Realty Corp. (REIT)	16,015	1,266,466
Spirit Realty Capital, Inc. (REIT)	16,306	574,787
STORE Capital Corp. (REIT)	35,400	1,002,174
Sun Communities, Inc. (REIT)	26,299	2,674,871
UDR, Inc. (REIT)	50,728	2,009,843
Uniti Group, Inc. (REIT) (x)	31,507	490,564
Ventas, Inc. (REIT)	68,198	3,995,721
VEREIT, Inc. (REIT)	185,700	1,327,755
VICI Properties, Inc. (REIT)	76,716	1,440,727
Vornado Realty Trust (REIT)	33,046	2,049,843
Weingarten Realty Investors (REIT)	22,816	566,065
Welltower, Inc. (REIT)	71,312	4,949,766
Weyerhaeuser Co. (REIT)	145,020	3,170,137
WP Carey, Inc. (REIT)	31,245	2,041,548

		120,119,335

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	31,500	1,261,260
Howard Hughes Corp. (The)*	4,399	429,430
Jones Lang LaSalle, Inc.	8,746	1,107,244
Realogy Holdings Corp.	23,607	346,551

		3,144,485

Total Real Estate		123,263,820

Utilities (5.0%)
Electric Utilities (3.1%)
Alliant Energy Corp.	44,340	1,873,365
American Electric Power Co., Inc.	175,015	13,080,621
Avangrid, Inc. (x)	10,662	534,060
Duke Energy Corp.	226,429	19,540,823
Edison International	60,868	3,455,476
Entergy Corp.	34,614	2,979,227
Evergy, Inc.	51,846	2,943,297
Eversource Energy	60,697	3,947,733
Exelon Corp.	409,673	18,476,252
FirstEnergy Corp.	332,520	12,486,126
Hawaiian Electric Industries, Inc.	20,664	756,716
NextEra Energy, Inc.	103,518	17,993,499
OGE Energy Corp.	38,160	1,495,490
PG&E Corp.*	98,998	2,351,203
Pinnacle West Capital Corp.	21,425	1,825,410
PPL Corp.	134,159	3,800,724
Southern Co. (The)	294,298	12,925,568
Xcel Energy, Inc.	135,940	6,697,764

		127,163,354

Gas Utilities (0.1%)
Atmos Energy Corp.	20,816	1,930,060
National Fuel Gas Co. (x)	15,545	795,593
UGI Corp.	33,035	1,762,417

		4,488,070

Independent Power and Renewable Electricity Producers (0.5%)
AES Corp.	1,061,851	15,354,366
NRG Energy, Inc.	58,057	2,299,057

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Vistra Energy Corp.*	78,400	$1,794,576

		19,447,999

Multi-Utilities (1.2%)
Ameren Corp.	46,575	3,038,087
CenterPoint Energy, Inc.	94,298	2,662,033
CMS Energy Corp.	53,886	2,675,440
Consolidated Edison, Inc.	59,670	4,562,368
Dominion Energy, Inc.	124,912	8,926,211
DTE Energy Co.	34,639	3,820,682
MDU Resources Group, Inc.	37,094	884,321
NiSource, Inc.	144,644	3,666,725
Public Service Enterprise Group, Inc.	96,679	5,032,142
SCANA Corp.	27,218	1,300,476
Sempra Energy	52,479	5,677,703
Vectren Corp.	15,944	1,147,649
WEC Energy Group, Inc.	60,487	4,189,330

		47,583,167

Water Utilities (0.1%)
American Water Works Co., Inc.	34,589	3,139,643
Aqua America, Inc.	34,068	1,164,785

		4,304,428

Total Utilities		202,987,018

Total Common Stocks (85.9%) (Cost $2,730,503,776)		3,475,016,128

EXCHANGE TRADED FUNDS (ETF):
Equity (3.9%)
iShares Core S&P 500 ETF	1,994	501,710
iShares Morningstar Large-Cap ETF	11,929	1,700,240
iShares Morningstar Large-Cap Growth ETF	24,460	3,877,644
iShares Morningstar Large-Cap Value ETF (x)‡	308,305	29,699,021
iShares Russell 1000 ETF (x)	4,431	614,535
iShares Russell 1000 Growth ETF (x)	29,670	3,884,100
iShares Russell 1000 Value ETF (x)	448,888	49,849,012
iShares S&P 500 Growth ETF	27,050	4,075,624
iShares S&P 500 Value ETF (x)	279,191	28,237,378
Vanguard Growth ETF	38,190	5,130,063
Vanguard Large-Cap ETF (x)	3,164	363,417
Vanguard Value ETF (x)	286,501	28,062,773

Total Exchange Traded Funds (3.9%) (Cost $142,688,369)		155,995,517

SHORT-TERM INVESTMENTS:
Investment Company (3.8%)
JPMorgan Prime Money Market Fund, IM Shares	153,714,665	153,730,036

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $2,001,034, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $2,108,572. (xx)	$2,000,000	$2,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $3,564,877, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $3,635,597. (xx)	3,564,309	3,564,309
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $10,001,611, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $10,202,610. (xx)	10,000,000	10,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $4,002,014, collateralized by various Common Stocks; total market value $4,453,288. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $15,002,133, collateralized by various Common Stocks; total market value $16,698,184. (xx)	15,000,000	15,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $6,900,981, collateralized by various Common Stocks; total market value $7,681,165. (xx)	6,900,000	6,900,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $15,002,458, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $15,300,000. (xx)	15,000,000	15,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $2,000,937, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $2,040,000. (xx)	$2,000,000	$2,000,000

Total Repurchase Agreements		58,464,309

Total Short-Term Investments (5.2%) (Cost $212,188,820)		212,194,345

Total Investments in Securities (95.0%) (Cost $3,085,380,965)		3,843,205,990
Other Assets Less Liabilities (5.0%)		200,200,314

Net Assets (100%)		$4,043,406,304

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $32,662,300.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $65,342,887. This was collateralized by $8,072,807 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/15/19 - 2/15/48 and by cash of $58,464,309 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares Morningstar Large-Cap Value ETF (x)	308,305	28,171,940	6,434,625	(2,280,723)	114,030	(2,740,851)	29,699,021	845,217	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
S&P 500 E-Mini Index	(508)	3/2019	USD	(63,632,080)	(2,057,077)
S&P Midcap 400 E-Mini Index	(157)	3/2019	USD	(26,096,540)	(822,695)

					(2,879,772)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$269,832,226	$—	$—	$269,832,226
Consumer Discretionary	183,444,929	—	—	183,444,929
Consumer Staples	263,748,353	15,475,823	—	279,224,176
Energy	291,009,379	—	—	291,009,379
Financials	772,973,756	—	—	772,973,756
Health Care	561,171,934	2,356,726	—	563,528,660
Industrials	282,967,418	—	—	282,967,418
Information Technology	374,053,044	—	—	374,053,044
Materials	131,731,702	—	—	131,731,702
Real Estate	123,263,820	—	—	123,263,820
Utilities	202,987,018	—	—	202,987,018
Exchange Traded Funds	155,995,517	—	—	155,995,517
Short-Term Investments
Investment Company	153,730,036	—	—	153,730,036
Repurchase Agreements	—	58,464,309	—	58,464,309

Total Assets	$3,766,909,132	$76,296,858	$—	$3,843,205,990

Liabilities:
Futures	$(2,879,772)	$—	$—	$(2,879,772)

Total Liabilities	$(2,879,772)	$—	$—	$(2,879,772)

Total	$3,764,029,360	$76,296,858	$—	$3,840,326,218

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,879,772	)*

Total		$(2,879,772)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$37	$37
Equity contracts	(65,908,465)	—	(65,908,465)

Total	$(65,908,465)	$37	$(65,908,428)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(9,884,277)	$(9,884,277)

Total	$(9,884,277)	$(9,884,277)

^ This Portfolio held forward foreign currency contracts and futures contracts for hedging and as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $189,000 for one month and futures contracts with an average notional balance of approximately $387,219,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$806,442,519
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,299,271,272

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$922,532,239
Aggregate gross unrealized depreciation	(302,011,150)

Net unrealized appreciation	$620,521,089

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,219,805,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $26,791,057)	$29,699,021
Unaffiliated Issuers (Cost $3,000,125,599)	3,755,042,660
Repurchase Agreements (Cost $58,464,309)	58,464,309
Cash	258,630,152
Dividends, interest and other receivables	6,132,766
Receivable for Portfolio shares sold	253,487
Securities lending income receivable	15,065
Receivable for securities sold	12,673
Other assets	20,067

Total assets	4,108,270,200

LIABILITIES
Payable for return of collateral on securities loaned	58,464,309
Payable for Portfolio shares redeemed	1,895,063
Investment management fees payable	1,634,752
Due to broker for futures variation margin	1,037,632
Distribution fees payable – Class IB	570,830
Administrative fees payable	438,850
Payable for securities purchased	299,310
Distribution fees payable – Class IA	201,162
Trustees’ fees payable	37,257
Accrued expenses	284,731

Total liabilities	64,863,896

NET ASSETS	$4,043,406,304

Net assets were comprised of:
Paid in capital	$3,518,821,441
Total distributable earnings (loss)	524,584,863

Net assets	$4,043,406,304

Class IA
Net asset value, offering and redemption price per share, $912,284,221 / 57,722,388 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.80

Class IB
Net asset value, offering and redemption price per share, $2,578,699,652 / 163,580,730 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.76

Class K
Net asset value, offering and redemption price per share, $552,422,431 / 34,960,229 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.80

(x)	Includes value of securities on loan of $65,342,887.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($845,217 of dividend income received from affiliates) (net of $141,992 foreign withholding tax)	$114,090,311
Interest	3,292,545
Securities lending (net)	241,859

Total income	117,624,715

EXPENSES
Investment management fees	21,433,038
Distribution fees – Class IB	7,616,967
Administrative fees	5,749,055
Distribution fees – Class IA	2,640,964
Printing and mailing expenses	358,570
Custodian fees	231,000
Trustees’ fees	124,291
Professional fees	120,086
Miscellaneous	132,592

Gross expenses	38,406,563
Less: Waiver from investment manager	(120,927)

Net expenses	38,285,636

NET INVESTMENT INCOME (LOSS)	79,339,079

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($114,030 of realized gain (loss) from affiliates)	290,456,687
Futures contracts	(65,908,465)
Forward foreign currency contracts	37
Foreign currency transactions	(6,700)

Net realized gain (loss)	224,541,559

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(2,740,851) of change in unrealized appreciation (depreciation) from affiliates)	(737,958,691)
Futures contracts	(9,884,277)
Foreign currency translations	(2,231)

Net change in unrealized appreciation (depreciation)	(747,845,199)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(523,303,640)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(443,964,561)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$79,339,079	$73,345,297
Net realized gain (loss)	224,541,559	324,599,250
Net change in unrealized appreciation (depreciation)	(747,845,199)	253,261,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(443,964,561)	651,205,602

Distributions to shareholders: (a)
Class IA	(74,566,785)	(16,269,895)
Class IB	(212,199,607)	(47,559,477)
Class K	(46,723,916)	(11,501,816)

Total distributions to shareholders	(333,490,308)	(75,331,188)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 339,867 and 550,797 shares, respectively ]	6,286,700	9,875,069
Capital shares issued in reinvestment of dividends [ 4,449,500 and 867,272 shares, respectively ]	74,566,785	16,269,895
Capital shares repurchased [ (5,360,451) and (6,211,723) shares, respectively ]	(101,539,868)	(111,282,627)

Total Class IA transactions	(20,686,383)	(85,137,663)

Class IB
Capital shares sold [ 1,042,550 and 1,188,785 shares, respectively ]	19,628,119	21,127,792
Capital shares issued in reinvestment of dividends [ 12,694,805 and 2,541,195 shares, respectively ]	212,199,607	47,559,477
Capital shares repurchased [ (21,180,641) and (22,604,183) shares, respectively ]	(398,620,487)	(402,511,847)

Total Class IB transactions	(166,792,761)	(333,824,578)

Class K
Capital shares sold [ 930,369 and 272,270 shares, respectively ]	16,880,530	4,746,255
Capital shares issued in reinvestment of dividends [ 2,788,985 and 613,217 shares, respectively ]	46,723,916	11,501,816
Capital shares repurchased [ (4,560,508) and (13,756,366) shares, respectively ]	(86,506,417)	(245,342,125)

Total Class K transactions	(22,901,971)	(229,094,054)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(210,381,115)	(648,056,295)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(987,835,984)	(72,181,881)
NET ASSETS:
Beginning of year	5,031,242,288	5,103,424,169

End of year (b)	$4,043,406,304	$5,031,242,288

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $16,269,895, $47,559,477 and $11,501,816 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $3,295,323 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.01	$16.94	$14.93	$15.83	$14.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.26	0.24	0.24	0.20
Net realized and unrealized gain (loss)	(2.13)	2.09	2.04	(0.88)	1.55

Total from investment operations	(1.82)	2.35	2.28	(0.64)	1.75

Less distributions:
Dividends from net investment income	(0.48)	(0.28)	(0.26)	(0.26)	(0.21)
Distributions from net realized gains	(0.91)	—	—	—	—
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.39)	(0.28)	(0.27)	(0.26)	(0.21)

Net asset value, end of year	$15.80	$19.01	$16.94	$14.93	$15.83

Total return	(9.96)%	13.90%	15.28%	(4.03)%	12.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$912,284	$1,107,955	$1,068,915	$1,027,281	$1,154,355
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.85%	0.85%	0.84%	0.86%
Before waivers (f)	0.84%	0.85%	0.86%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.64%	1.44%	1.57%	1.51%	1.33%
Before waivers (f)	1.64%	1.44%	1.57%	1.50%	1.33%
Portfolio turnover rate^	19%	18%	21%	25%	21%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.96	$16.90	$14.89	$15.79	$14.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.26	0.24	0.23	0.20
Net realized and unrealized gain (loss)	(2.12)	2.08	2.04	(0.87)	1.54

Total from investment operations	(1.81)	2.34	2.28	(0.64)	1.74

Less distributions:
Dividends from net investment income	(0.48)	(0.28)	(0.26)	(0.26)	(0.21)
Distributions from net realized gains	(0.91)	—	—	—	—
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.39)	(0.28)	(0.27)	(0.26)	(0.21)

Net asset value, end of year	$15.76	$18.96	$16.90	$14.89	$15.79

Total return	(9.94)%	13.87%	15.32%	(4.05)%	12.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,578,700	$3,242,869	$3,210,026	$3,164,043	$3,743,107
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.85%	0.85%	0.84%	0.86%
Before waivers (f)	0.84%	0.85%	0.86%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.64%	1.44%	1.57%	1.50%	1.33%
Before waivers (f)	1.63%	1.44%	1.57%	1.50%	1.33%
Portfolio turnover rate^	19%	18%	21%	25%	21%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.01	$16.94	$14.93	$15.82	$14.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36	0.30	0.28	0.27	0.23
Net realized and unrealized gain (loss)	(2.13)	2.10	2.04	(0.87)	1.55

Total from investment operations	(1.77)	2.40	2.32	(0.60)	1.78

Less distributions:
Dividends from net investment income	(0.53)	(0.33)	(0.30)	(0.29)	(0.25)
Distributions from net realized gains	(0.91)	—	—	—	—
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.44)	(0.33)	(0.31)	(0.29)	(0.25)

Net asset value, end of year	$15.80	$19.01	$16.94	$14.93	$15.82

Total return	(9.72)%	14.16%	15.58%	(3.72)%	12.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$552,422	$680,418	$824,484	$846,398	$1,087,638
Ratio of expenses to average net assets:
After waivers (f)	0.59%	0.60%	0.60%	0.59%	0.61%
Before waivers (f)	0.59%	0.60%	0.61%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.89%	1.68%	1.82%	1.74%	1.55%
Before waivers (f)	1.89%	1.68%	1.81%	1.74%	1.55%
Portfolio turnover rate^	19%	18%	21%	25%	21%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(13.32)%	4.15%	11.32%
Portfolio – Class IB Shares	(13.33)	4.15	11.29
Portfolio – Class K Shares*	(13.09)	4.41	10.17
Volatility Managed Index – Mid Cap Value	(12.27)	5.51	11.60
Russell Midcap® Value Index	(12.29)	5.44	13.03

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (13.33)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Value and the Russell Midcap® Value Index, which returned (12.27)% and (12.29)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Security selection in the financials sectors contributed to outperformance, with a notable contribution from acquisition target XL Group plc.

•	The Portfolio’s outperformance relative to the benchmark was benefited from security selection in the health care sector, including a position in Boston Scientific Corp.

•	Underweighting the energy and consumer discretionary sectors aided relative performance.

What hurt performance during the year:

•	An underweight position in utilities detracted from relative performance.

•	The Portfolio’s holdings in the consumer discretionary sector detracted from relative performance.

•	Security selection in the energy sector detracted from relative return, led by a position in Cimarex Energy Co.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	15.9%
Industrials	10.4
Real Estate	10.3
Exchange Traded Funds	10.0
Information Technology	7.6
Utilities	7.4
Consumer Discretionary	7.0
Materials	5.0
Energy	4.5
Investment Company	4.4
Consumer Staples	4.4
Health Care	4.4
Communication Services	2.4
Repurchase Agreements	1.4
Cash and Other	4.9

100.0%

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$863.40	$4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.76
Class IB
Actual	1,000.00	863.30	4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.76
Class K
Actual	1,000.00	864.30	3.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.49

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.4%)
Diversified Telecommunication Services (0.2%)
CenturyLink, Inc.	218,855	$3,315,653

Entertainment (0.7%)
Cinemark Holdings, Inc.	24,482	876,456
Liberty Media Corp.-Liberty Formula One, Class A*	6,303	187,325
Liberty Media Corp.-Liberty Formula One, Class C*	186,180	5,715,726
Lions Gate Entertainment Corp., Class A	11,151	179,531
Lions Gate Entertainment Corp., Class B	20,399	303,537
Madison Square Garden Co. (The), Class A*	3,791	1,014,851
Take-Two Interactive Software, Inc.*	10,516	1,082,517
Viacom, Inc., Class A	2,331	64,825
Viacom, Inc., Class B	80,787	2,076,226
Zynga, Inc., Class A*	175,094	688,119

		12,189,113

Interactive Media & Services (0.0%)
Zillow Group, Inc., Class A*	3,686	115,851
Zillow Group, Inc., Class C (x)*	7,492	236,597

		352,448

Media (1.1%)
Discovery, Inc., Class A (x)*	35,219	871,318
Discovery, Inc., Class C*	78,927	1,821,635
DISH Network Corp., Class A*	50,785	1,268,101
GCI Liberty, Inc., Class A*	23,037	948,203
Interpublic Group of Cos., Inc. (The)	78,908	1,627,872
John Wiley & Sons, Inc., Class A	10,111	474,914
Liberty Broadband Corp., Class A*	5,918	424,972
Liberty Broadband Corp., Class C*	23,710	1,707,831
Liberty Media Corp.-Liberty SiriusXM, Class A*	19,261	708,805
Liberty Media Corp.-Liberty SiriusXM, Class C*	38,298	1,416,260
News Corp., Class A	87,711	995,520
News Corp., Class B	27,408	316,562
Omnicom Group, Inc.	17,252	1,263,537
TEGNA, Inc.	311,174	3,382,461
Tribune Media Co., Class A	20,023	908,644

		18,136,635

Wireless Telecommunication Services (0.4%)
Millicom International Cellular SA (SDR)	59,877	3,799,536
Sprint Corp.*	151,212	880,054
Telephone & Data Systems, Inc.	22,325	726,456
United States Cellular Corp.*	2,895	150,453

		5,556,499

Total Communication Services		39,550,348

Consumer Discretionary (7.0%)
Auto Components (0.8%)
Adient plc	21,399	322,269
Aptiv plc	7,945	489,174
BorgWarner, Inc.	231,084	8,027,858
Gentex Corp.	19,788	399,915
Goodyear Tire & Rubber Co. (The)	139,241	2,841,909
Lear Corp.	13,394	1,645,587
Visteon Corp.*	2,528	152,388

		13,879,100

Automobiles (0.1%)
Harley-Davidson, Inc.	38,102	1,300,040
Thor Industries, Inc.	2,044	106,288

		1,406,328

Distributors (0.3%)
Genuine Parts Co.	32,721	3,141,870
LKQ Corp.*	60,401	1,433,316

		4,575,186

Diversified Consumer Services (0.2%)
Bright Horizons Family Solutions, Inc.*	2,017	224,795
Graham Holdings Co., Class B	959	614,316
H&R Block, Inc.	38,531	977,532
Service Corp. International	21,078	848,600

		2,665,243

Hotels, Restaurants & Leisure (1.7%)
Aramark	55,909	1,619,684
Caesars Entertainment Corp. (x)*	130,750	887,792
Darden Restaurants, Inc.	14,063	1,404,331
Extended Stay America, Inc.	17,902	277,481
Hyatt Hotels Corp., Class A	9,682	654,503
International Game Technology plc (x)	20,835	304,816
MGM Resorts International	102,866	2,495,529
Norwegian Cruise Line Holdings Ltd.*	101,630	4,308,096
Red Rock Resorts, Inc., Class A	323,058	6,561,308
Royal Caribbean Cruises Ltd.	38,089	3,724,723
Vail Resorts, Inc.	11,778	2,483,038
Yum China Holdings, Inc.	76,443	2,563,134

		27,284,435

Household Durables (1.3%)
DR Horton, Inc.	32,580	1,129,223
Garmin Ltd.	26,060	1,650,119
Leggett & Platt, Inc.	29,983	1,074,591
Lennar Corp., Class A	72,359	2,832,855
Lennar Corp., Class B	2,266	70,994
Mohawk Industries, Inc.*	14,239	1,665,393
Newell Brands, Inc.	232,606	4,324,145
NVR, Inc.*	2,466	6,009,617
PulteGroup, Inc.	40,593	1,055,012
Toll Brothers, Inc.	15,674	516,145
Whirlpool Corp.	14,464	1,545,768

		21,873,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (0.1%)
Qurate Retail, Inc., Class A*	95,250	$1,859,280

Leisure Products (0.1%)
Brunswick Corp.	17,913	832,059
Hasbro, Inc.	5,641	458,331
Mattel, Inc. (x)*	61,340	612,787

		1,903,177

Multiline Retail (0.5%)
Dollar Tree, Inc.*	44,585	4,026,917
Kohl’s Corp.	38,240	2,536,842
Macy’s, Inc.	70,004	2,084,719

		8,648,478

Specialty Retail (1.1%)
Aaron’s, Inc.	72,502	3,048,709
Advance Auto Parts, Inc.	11,294	1,778,353
AutoNation, Inc.*	12,549	448,000
AutoZone, Inc.*	759	636,300
Best Buy Co., Inc.	40,296	2,134,076
Caleres, Inc.	81,071	2,256,206
CarMax, Inc.*	16,048	1,006,691
Dick’s Sporting Goods, Inc.	17,290	539,448
Foot Locker, Inc.	26,591	1,414,641
Gap, Inc. (The)	46,909	1,208,376
L Brands, Inc.	43,106	1,106,531
Michaels Cos., Inc. (The) (x)*	21,419	290,013
Penske Automotive Group, Inc.	7,994	322,318
Tiffany & Co.	23,352	1,880,070
Williams-Sonoma, Inc.	14,680	740,606

		18,810,338

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	38,244	3,121,475
Columbia Sportswear Co.	6,104	513,285
Hanesbrands, Inc.	217,943	2,730,826
Michael Kors Holdings Ltd.*	14,829	562,316
PVH Corp.	17,523	1,628,763
Ralph Lauren Corp.	12,568	1,300,285
Skechers U.S.A., Inc., Class A*	15,835	362,463
Tapestry, Inc.	52,950	1,787,062
Under Armour, Inc., Class A (x)*	10,454	184,722
Under Armour, Inc., Class C*	10,921	176,593
VF Corp.	17,032	1,215,063

		13,582,853

Total Consumer Discretionary		116,488,280

Consumer Staples (4.4%)
Beverages (0.3%)
Molson Coors Brewing Co., Class B	83,406	4,684,081

Food & Staples Retailing (0.7%)
Casey’s General Stores, Inc.	8,309	1,064,715
Kroger Co. (The)	181,609	4,994,248
US Foods Holding Corp.*	181,624	5,746,583

		11,805,546

Food Products (3.1%)
Archer-Daniels-Midland Co.	127,816	5,236,622
B&G Foods, Inc. (x)	147,067	4,251,707
Bunge Ltd.	32,203	1,720,928
Cal-Maine Foods, Inc.	28,565	1,208,299
Campbell Soup Co. (x)	12,524	413,167
Conagra Brands, Inc.	110,270	2,355,367
Flowers Foods, Inc.	252,053	4,655,419
Hain Celestial Group, Inc. (The)*	21,753	345,003
Hershey Co. (The)	2,868	307,392
Hormel Foods Corp.	62,127	2,651,580
Ingredion, Inc.	31,401	2,870,051
JM Smucker Co. (The)	25,176	2,353,704
Kellogg Co.	28,393	1,618,685
Lamb Weston Holdings, Inc.	33,505	2,464,628
McCormick & Co., Inc. (Non-Voting)	26,195	3,647,392
Pilgrim’s Pride Corp.*	12,317	191,037
Post Holdings, Inc.*	130,418	11,624,156
Seaboard Corp.	60	212,281
TreeHouse Foods, Inc.*	12,408	629,210
Tyson Foods, Inc., Class A	66,555	3,554,037

		52,310,665

Household Products (0.1%)
Church & Dwight Co., Inc.	8,631	567,575
Clorox Co. (The)	3,807	586,811
Energizer Holdings, Inc.	5,848	264,037
Spectrum Brands Holdings, Inc.	5,158	217,925

		1,636,348

Personal Products (0.2%)
Coty, Inc., Class A	286,071	1,876,626
Herbalife Nutrition Ltd.*	20,331	1,198,513
Nu Skin Enterprises, Inc., Class A	8,692	533,080

		3,608,219

Total Consumer Staples		74,044,859

Energy (4.5%)
Energy Equipment & Services (0.4%)
Apergy Corp.*	17,760	480,941
Helmerich & Payne, Inc.	24,282	1,164,079
Nabors Industries Ltd.	79,346	158,692
National Oilwell Varco, Inc.	87,436	2,247,105
Patterson-UTI Energy, Inc.	50,048	517,997
RPC, Inc. (x)	8,113	80,075
Transocean Ltd. (x)*	118,110	819,683
Weatherford International plc (x)*	227,847	127,367

		5,595,939

Oil, Gas & Consumable Fuels (4.1%)
Antero Resources Corp.*	25,442	238,900
Apache Corp.	81,965	2,151,581
Cabot Oil & Gas Corp.	26,328	588,431
Centennial Resource Development, Inc., Class A (x)*	41,877	461,485
Cheniere Energy, Inc.*	16,106	953,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Chesapeake Energy Corp. (x)*	205,740	$432,054
Cimarex Energy Co.	136,974	8,444,448
CNX Resources Corp.*	47,991	548,057
Concho Resources, Inc.*	38,745	3,982,599
Continental Resources, Inc.*	10,318	414,680
Delek US Holdings, Inc.	32,849	1,067,921
Devon Energy Corp.	107,326	2,419,128
Diamondback Energy, Inc.	107,949	10,006,872
Encana Corp.	506,105	2,925,287
EQT Corp.	58,279	1,100,890
Equitrans Midstream Corp.*	48,503	971,030
Extraction Oil & Gas, Inc. (x)*	26,136	112,123
Hess Corp.	60,645	2,456,123
HollyFrontier Corp.	36,483	1,865,011
Kosmos Energy Ltd.*	42,480	165,247
Laredo Petroleum, Inc.*	231,812	839,159
Marathon Oil Corp.	190,405	2,730,408
Murphy Oil Corp.	37,548	878,248
Newfield Exploration Co.*	28,672	420,332
Noble Energy, Inc.	109,864	2,061,049
ONEOK, Inc.	54,971	2,965,685
Parsley Energy, Inc., Class A*	18,790	300,264
PBF Energy, Inc., Class A	27,243	890,029
QEP Resources, Inc.*	53,641	301,999
Range Resources Corp.	48,277	462,011
SM Energy Co.	25,409	393,331
Targa Resources Corp.	51,634	1,859,857
Viper Energy Partners LP	50,887	1,325,097
Whiting Petroleum Corp.*	20,518	465,553
Williams Cos., Inc. (The)	278,310	6,136,736
WPX Energy, Inc.*	483,893	5,492,186

		68,827,125

Total Energy		74,423,064

Financials (15.9%)
Banks (6.6%)
Associated Banc-Corp.	38,712	766,110
BancorpSouth Bank	72,364	1,891,595
Bank of Hawaii Corp.	9,544	642,502
Bank OZK	269,925	6,162,388
BankUnited, Inc.	270,018	8,084,339
BOK Financial Corp.	49,022	3,594,783
Cadence Bancorp	169,714	2,847,801
CIT Group, Inc.	24,242	927,741
Citizens Financial Group, Inc.	107,468	3,195,024
Comerica, Inc.	89,360	6,138,138
Commerce Bancshares, Inc.	22,809	1,285,743
Cullen/Frost Bankers, Inc.	13,069	1,149,288
East West Bancorp, Inc.	30,550	1,329,842
Fifth Third Bancorp	150,521	3,541,759
First Citizens BancShares, Inc., Class A	1,808	681,706
First Hawaiian, Inc.	24,353	548,186
First Horizon National Corp.	162,338	2,136,368
First Midwest Bancorp, Inc.	107,267	2,124,959
First Republic Bank	88,625	7,701,513
FNB Corp.	74,329	731,397
Huntington Bancshares, Inc.	242,325	2,888,514
IBERIABANK Corp.	46,122	2,964,722
KeyCorp	236,424	3,494,347
M&T Bank Corp.	32,169	4,604,349
PacWest Bancorp	28,098	935,101
People’s United Financial, Inc.	84,816	1,223,895
Pinnacle Financial Partners, Inc.	32,483	1,497,466
Popular, Inc.	76,726	3,623,002
Prosperity Bancshares, Inc.	15,219	948,144
Regions Financial Corp.	237,323	3,175,382
Signature Bank	4,599	472,823
South State Corp.	32,306	1,936,745
Sterling Bancorp	344,077	5,680,711
SunTrust Banks, Inc.	103,111	5,200,919
SVB Financial Group*	22,117	4,200,461
Synovus Financial Corp.	24,453	782,251
TCF Financial Corp.	37,766	736,059
Texas Capital Bancshares, Inc.*	4,150	212,024
Umpqua Holdings Corp.	50,510	803,109
Webster Financial Corp.	20,902	1,030,260
Western Alliance Bancorp*	70,241	2,773,817
Wintrust Financial Corp.	12,704	844,689
Zions Bancorp NA	130,938	5,334,414

		110,844,386

Capital Markets (1.1%)
Affiliated Managers Group, Inc.	12,179	1,186,722
Ameriprise Financial, Inc.	26,797	2,796,803
BGC Partners, Inc., Class A	61,866	319,847
Cboe Global Markets, Inc.	1,907	186,562
E*TRADE Financial Corp.	45,243	1,985,263
Franklin Resources, Inc.	69,044	2,047,845
Interactive Brokers Group, Inc., Class A	1,551	84,762
Invesco Ltd.	92,796	1,553,405
Lazard Ltd., Class A	2,413	89,064
Legg Mason, Inc.	19,471	496,705
Nasdaq, Inc.	26,428	2,155,732
Northern Trust Corp.	33,697	2,816,732
Raymond James Financial, Inc.	21,160	1,574,516
T. Rowe Price Group, Inc.	3,772	348,231

		17,642,189

Consumer Finance (0.7%)
Ally Financial, Inc.	96,811	2,193,737
Credit Acceptance Corp.*	214	81,697
Discover Financial Services	41,739	2,461,766
Navient Corp.	59,879	527,534
OneMain Holdings, Inc.*	16,065	390,219
Santander Consumer USA Holdings, Inc.	22,745	400,084
SLM Corp.*	364,672	3,030,424
Synchrony Financial	110,723	2,597,562

		11,683,023

Diversified Financial Services (0.2%)
AXA Equitable Holdings, Inc.	45,240	752,341
Jefferies Financial Group, Inc.	66,780	1,159,301
Voya Financial, Inc.	33,138	1,330,159

		3,241,801

Insurance (6.4%)
Alleghany Corp.	2,910	1,813,861
American Financial Group, Inc.	16,430	1,487,408
American National Insurance Co.	1,723	219,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Arch Capital Group Ltd.*	74,505	$1,990,774
Arthur J Gallagher & Co.	41,254	3,040,420
Aspen Insurance Holdings Ltd.	13,321	559,349
Assurant, Inc.	49,029	4,385,154
Assured Guaranty Ltd.	24,345	931,927
Athene Holding Ltd., Class A*	36,342	1,447,502
Axis Capital Holdings Ltd.	16,747	864,815
Brighthouse Financial, Inc.*	138,159	4,211,086
Brown & Brown, Inc.	145,309	4,004,716
Cincinnati Financial Corp.	35,126	2,719,455
CNA Financial Corp.	6,627	292,582
CNO Financial Group, Inc.	200,182	2,978,708
Enstar Group Ltd.*	10,758	1,802,718
Erie Indemnity Co., Class A	1,385	184,634
Everest Re Group Ltd.	5,598	1,219,020
Fidelity National Financial, Inc.	60,417	1,899,510
First American Financial Corp.	24,816	1,107,786
Hanover Insurance Group, Inc. (The)	44,206	5,161,935
Hartford Financial Services Group, Inc. (The)	81,800	3,636,010
Lancashire Holdings Ltd.	406,741	3,126,110
Lincoln National Corp.	48,966	2,512,445
Loews Corp.	63,701	2,899,670
Markel Corp.*	2,834	2,941,834
Mercury General Corp.	6,405	331,203
Navigators Group, Inc. (The)	60,604	4,211,372
Old Republic International Corp.	64,786	1,332,648
Principal Financial Group, Inc.	64,712	2,858,329
ProAssurance Corp.	38,472	1,560,424
Reinsurance Group of America, Inc.	80,731	11,320,908
RenaissanceRe Holdings Ltd.	36,417	4,868,953
Torchmark Corp.	24,107	1,796,695
Unum Group	141,182	4,147,927
White Mountains Insurance Group Ltd.	698	598,668
Willis Towers Watson plc	99,066	15,044,163
WR Berkley Corp.	21,721	1,605,399

		107,115,352

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
AGNC Investment Corp. (REIT)	118,285	2,074,719
Annaly Capital Management, Inc. (REIT)	299,138	2,937,535
Chimera Investment Corp. (REIT)	42,651	760,041
MFA Financial, Inc. (REIT)	102,352	683,711
New Residential Investment Corp. (REIT)	82,887	1,177,824
Starwood Property Trust, Inc. (REIT)	61,312	1,208,460
Two Harbors Investment Corp. (REIT)	56,339	723,393

		9,565,683

Thrifts & Mortgage Finance (0.3%)
Mr Cooper Group, Inc.*	341,141	3,981,116
New York Community Bancorp, Inc.	109,142	1,027,026
TFS Financial Corp.	12,092	195,044

		5,203,186

Total Financials		265,295,620

Health Care (4.4%)
Biotechnology (0.1%)
Agios Pharmaceuticals, Inc.*	895	41,269
Alnylam Pharmaceuticals, Inc.*	2,424	176,734
Bluebird Bio, Inc. (x)*	3,840	380,928
United Therapeutics Corp.*	9,808	1,068,091

		1,667,022

Health Care Equipment & Supplies (1.9%)
Boston Scientific Corp.*	189,666	6,702,796
Cooper Cos., Inc. (The)	9,307	2,368,631
Dentsply Sirona, Inc.	50,028	1,861,542
Hill-Rom Holdings, Inc.	52,113	4,614,606
Hologic, Inc.*	62,075	2,551,283
Integra LifeSciences Holdings Corp.*	3,518	158,662
STERIS plc	47,166	5,039,687
Teleflex, Inc.	8,432	2,179,503
West Pharmaceutical Services, Inc.	12,859	1,260,568
Zimmer Biomet Holdings, Inc.	46,608	4,834,182

		31,571,460

Health Care Providers & Services (1.1%)
Acadia Healthcare Co., Inc.*	78,565	2,019,906
Cardinal Health, Inc.	68,435	3,052,201
Centene Corp.*	5,380	620,314
DaVita, Inc.*	14,249	733,253
Henry Schein, Inc.*	29,923	2,349,554
Laboratory Corp. of America Holdings*	21,741	2,747,193
MEDNAX, Inc.*	20,071	662,343
Molina Healthcare, Inc.*	2,228	258,938
Premier, Inc., Class A*	7,929	296,148
Quest Diagnostics, Inc.	31,065	2,586,783
Universal Health Services, Inc., Class B	19,151	2,232,241
WellCare Health Plans, Inc.*	759	179,192

		17,738,066

Health Care Technology (0.1%)
Cerner Corp.*	40,107	2,103,211

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	73,189	4,937,330
Bio-Rad Laboratories, Inc., Class A*	4,837	1,123,248
Bruker Corp.	13,626	405,646
Charles River Laboratories International, Inc.*	3,125	353,688
IQVIA Holdings, Inc.*	37,257	4,328,146
PerkinElmer, Inc.	25,124	1,973,490
QIAGEN NV*	50,621	1,743,893
Waters Corp.*	1,302	245,622

		15,111,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Pharmaceuticals (0.3%)
Catalent, Inc.*	25,301	$788,885
Elanco Animal Health, Inc. (x)*	8,821	278,126
Jazz Pharmaceuticals plc*	1,111	137,720
Mylan NV*	117,468	3,218,623
Perrigo Co. plc	29,203	1,131,617

		5,554,971

Total Health Care		73,745,793

Industrials (10.4%)
Aerospace & Defense (1.1%)
Arconic, Inc.	98,982	1,668,837
Curtiss-Wright Corp.	9,268	946,448
Harris Corp.	31,284	4,212,391
Hexcel Corp.	15,772	904,366
Huntington Ingalls Industries, Inc.	1,398	266,053
L3 Technologies, Inc.	17,910	3,110,251
Moog, Inc., Class A	45,446	3,521,156
Teledyne Technologies, Inc.*	8,078	1,672,711
Textron, Inc.	46,512	2,139,087

		18,441,300

Air Freight & Logistics (0.4%)
Hub Group, Inc., Class A*	158,690	5,882,638

Airlines (1.2%)
Alaska Air Group, Inc.	76,745	4,669,933
Allegiant Travel Co.	35,992	3,607,118
American Airlines Group, Inc.	94,599	3,037,574
Copa Holdings SA, Class A	7,169	564,272
JetBlue Airways Corp.*	237,159	3,808,774
United Continental Holdings, Inc.*	55,976	4,686,871

		20,374,542

Building Products (0.5%)
Allegion plc	3,837	305,847
Fortune Brands Home & Security, Inc.	18,976	720,898
JELD-WEN Holding, Inc.*	103,441	1,469,897
Lennox International, Inc.	480	105,053
Masco Corp.	22,468	656,964
Owens Corning	25,066	1,102,403
Sanwa Holdings Corp.	283,415	3,198,286
USG Corp.	18,641	795,225

		8,354,573

Commercial Services & Supplies (0.6%)
ADT, Inc. (x)	24,242	145,694
Atento SA*	161,912	649,267
Clean Harbors, Inc.*	81,249	4,009,638
KAR Auction Services, Inc.	1,909	91,098
Republic Services, Inc.	47,063	3,392,772
Stericycle, Inc.*	60,093	2,204,812

		10,493,281

Construction & Engineering (0.4%)
AECOM*	36,541	968,337
Arcosa, Inc.*	11,096	307,248
Fluor Corp.	32,087	1,033,201
Granite Construction, Inc.	36,775	1,481,297
Jacobs Engineering Group, Inc.	29,169	1,705,220
Quanta Services, Inc.	24,290	731,129
Valmont Industries, Inc.	5,043	559,521

		6,785,953

Electrical Equipment (1.1%)
Acuity Brands, Inc.	9,120	1,048,344
AMETEK, Inc.	42,224	2,858,565
GrafTech International Ltd.	13,170	150,665
Hubbell, Inc.	39,109	3,885,088
nVent Electric plc	36,831	827,224
Regal Beloit Corp.	9,890	692,795
Sensata Technologies Holding plc*	179,867	8,065,236

		17,527,917

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	13,358	1,342,746
Roper Technologies, Inc.	18,873	5,030,032

		6,372,778

Machinery (2.7%)
AGCO Corp.	15,234	848,077
Colfax Corp.*	173,352	3,623,057
Crane Co.	11,434	825,306
Cummins, Inc.	21,836	2,918,163
Donaldson Co., Inc.	2,120	91,987
Dover Corp.	33,132	2,350,715
Flowserve Corp.	29,926	1,137,787
Fortive Corp.	5,513	373,010
Gardner Denver Holdings, Inc.*	19,421	397,159
Gates Industrial Corp. plc (x)*	9,820	130,017
IDEX Corp.	1,093	138,002
Ingersoll-Rand plc	25,729	2,347,257
ITT, Inc.	19,983	964,579
Middleby Corp. (The)*	5,149	528,957
Milacron Holdings Corp.*	220,376	2,620,271
Nordson Corp.	877	104,670
Oshkosh Corp.	16,641	1,020,260
PACCAR, Inc.	78,584	4,490,290
Parker-Hannifin Corp.	37,789	5,635,851
Pentair plc	36,193	1,367,372
Snap-on, Inc.	12,838	1,865,233
SPX FLOW, Inc.*	60,019	1,825,778
Stanley Black & Decker, Inc.	34,734	4,159,049
Terex Corp.	15,085	415,893
Timken Co. (The)	15,684	585,327
Trinity Industries, Inc.	33,289	685,420
Wabtec Corp.	12,577	883,534
Welbilt, Inc.*	76,686	851,981
Xylem, Inc.	18,078	1,206,164

		44,391,166

Marine (0.4%)
Kirby Corp.*	108,153	7,285,186

Professional Services (0.6%)
Dun & Bradstreet Corp. (The)	4,793	684,153
Equifax, Inc.	19,937	1,856,733
IHS Markit Ltd.*	87,499	4,197,327
ManpowerGroup, Inc.	14,149	916,855
Nielsen Holdings plc	81,579	1,903,238

		9,558,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Road & Rail (0.7%)
AMERCO	1,581	$518,742
Avis Budget Group, Inc.*	51,512	1,157,990
Genesee & Wyoming, Inc., Class A*	63,205	4,678,434
Kansas City Southern	23,433	2,236,680
Knight-Swift Transportation Holdings, Inc.	87,782	2,200,695
Ryder System, Inc.	11,934	574,622
Schneider National, Inc., Class B	8,901	166,181

		11,533,344

Trading Companies & Distributors (0.3%)
Air Lease Corp.	20,578	621,661
Aircastle Ltd.	131,963	2,275,042
HD Supply Holdings, Inc.*	29,747	1,116,108
MSC Industrial Direct Co., Inc., Class A	5,557	427,444
Univar, Inc.*	22,728	403,195
Watsco, Inc.	1,419	197,440
WESCO International, Inc.*	10,676	512,448

		5,553,338

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	18,198	665,319

Total Industrials		173,219,641

Information Technology (7.6%)
Communications Equipment (0.8%)
Acacia Communications, Inc.*	31,173	1,184,574
ARRIS International plc*	37,469	1,145,427
CommScope Holding Co., Inc.*	43,416	711,588
EchoStar Corp., Class A*	10,887	399,771
Juniper Networks, Inc.	217,215	5,845,256
Motorola Solutions, Inc.	32,893	3,784,011

		13,070,627

Electronic Equipment, Instruments & Components (2.3%)
Arrow Electronics, Inc.*	110,552	7,622,560
Avnet, Inc.	102,658	3,705,954
Coherent, Inc.*	14,802	1,564,719
Corning, Inc.	180,999	5,467,980
Dolby Laboratories, Inc., Class A	14,239	880,540
FLIR Systems, Inc.	27,981	1,218,293
Itron, Inc.*	58,322	2,758,047
Jabil, Inc.	37,693	934,410
KEMET Corp.	75,982	1,332,724
Keysight Technologies, Inc.*	101,142	6,278,895
Littelfuse, Inc.	939	161,020
National Instruments Corp.	4,947	224,495
Sanmina Corp.*	161,787	3,892,595
Trimble, Inc.*	57,038	1,877,121

		37,919,353

IT Services (2.4%)
Akamai Technologies, Inc.*	2,507	153,128
Amdocs Ltd.	90,875	5,323,457
Booz Allen Hamilton Holding Corp.	51,470	2,319,753
Broadridge Financial Solutions, Inc.	12,042	1,159,042
Conduent, Inc.*	43,599	463,457
CoreLogic, Inc.*	6,792	226,989
DXC Technology Co.	64,304	3,419,044
Euronet Worldwide, Inc.*	5,554	568,618
Fidelity National Information Services, Inc.	68,552	7,030,008
Genpact Ltd.	21,831	589,219
Leidos Holdings, Inc.	94,635	4,989,157
Sabre Corp.	12,183	263,640
VeriSign, Inc.*	12,747	1,890,253
Western Union Co. (The)	74,160	1,265,170
Worldpay, Inc.*	143,449	10,963,807

		40,624,742

Semiconductors & Semiconductor Equipment (1.1%)
Analog Devices, Inc.	71,185	6,109,809
Axcelis Technologies, Inc.*	86,189	1,534,164
Cypress Semiconductor Corp.	24,999	317,987
First Solar, Inc.*	18,745	795,819
Ichor Holdings Ltd. (x)*	126,835	2,067,410
Marvell Technology Group Ltd.	92,359	1,495,292
Qorvo, Inc.*	28,898	1,754,976
Silicon Motion Technology Corp. (ADR)	77,114	2,660,433
Skyworks Solutions, Inc.	11,935	799,884
Teradyne, Inc.	34,532	1,083,614

		18,619,388

Software (0.7%)
Aspen Technology, Inc.*	849	69,771
Autodesk, Inc.*	8,029	1,032,610
Elastic NV*	354	25,304
FireEye, Inc.*	15,074	244,349
LogMeIn, Inc.	3,887	317,063
Nuance Communications, Inc.*	65,317	864,144
Pluralsight, Inc., Class A (x)*	1,270	29,908
SS&C Technologies Holdings, Inc.	83,777	3,779,180
Symantec Corp.	145,417	2,747,654
Synopsys, Inc.*	30,683	2,584,736
Teradata Corp.*	7,816	299,822

		11,994,541

Technology Hardware, Storage & Peripherals (0.3%)
Dell Technologies, Inc., Class C*	31,841	1,556,071
NCR Corp.*	4,861	112,192
Western Digital Corp.	66,565	2,460,908
Xerox Corp.	47,917	946,840

		5,076,011

Total Information Technology		127,304,662

Materials (5.0%)
Chemicals (2.4%)
Albemarle Corp.	24,252	1,869,102
Ashland Global Holdings, Inc.	14,257	1,011,677
Axalta Coating Systems Ltd.*	277,602	6,501,439
Cabot Corp.	84,021	3,607,862
Celanese Corp.	57,468	5,170,396
CF Industries Holdings, Inc.	53,348	2,321,171
Eastman Chemical Co.	32,274	2,359,552

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
FMC Corp.	74,826	$5,534,131
Huntsman Corp.	49,911	962,783
International Flavors & Fragrances, Inc.	12,087	1,622,921
Mosaic Co. (The)	80,331	2,346,469
NewMarket Corp.	106	43,682
Olin Corp.	38,184	767,880
Platform Specialty Products Corp.*	24,529	253,385
RPM International, Inc.	60,940	3,582,053
Scotts Miracle-Gro Co. (The)	4,755	292,242
Valvoline, Inc.	43,686	845,324
Westlake Chemical Corp.	697	46,120
WR Grace & Co.	3,930	255,096

		39,393,285

Construction Materials (0.2%)
Buzzi Unicem SpA (x)	101,514	1,748,294
Eagle Materials, Inc.	1,333	81,353
Martin Marietta Materials, Inc.	1,252	215,181
Vulcan Materials Co.	1,892	186,930

		2,231,758

Containers & Packaging (0.9%)
AptarGroup, Inc.	14,231	1,338,710
Ardagh Group SA	2,495	27,645
Ball Corp.	76,679	3,525,700
Bemis Co., Inc.	20,723	951,186
Berry Global Group, Inc.*	14,998	712,855
Graphic Packaging Holding Co.	58,289	620,195
International Paper Co.	83,031	3,351,131
Owens-Illinois, Inc.*	36,481	628,932
Sealed Air Corp.	16,324	568,728
Silgan Holdings, Inc.	11,614	274,323
Sonoco Products Co.	22,519	1,196,435
Westrock Co.	58,175	2,196,688

		15,392,528

Metals & Mining (1.5%)
Alcoa Corp.*	120,365	3,199,302
Carpenter Technology Corp.	45,732	1,628,516
Commercial Metals Co.	102,948	1,649,227
Freeport-McMoRan, Inc.	331,294	3,415,641
Newmont Mining Corp.	122,029	4,228,305
Nucor Corp.	72,099	3,735,449
Reliance Steel & Aluminum Co.	68,322	4,862,477
Royal Gold, Inc.	8,764	750,636
Steel Dynamics, Inc.	42,793	1,285,502
United States Steel Corp.	40,325	735,528

		25,490,583

Paper & Forest Products (0.0%)
Domtar Corp.	14,247	500,497

Total Materials		83,008,651

Real Estate (10.3%)
Equity Real Estate Investment Trusts (REITs) (10.0%)
Alexandria Real Estate Equities, Inc. (REIT)	22,381	2,579,186
American Assets Trust, Inc. (REIT)	36,812	1,478,738
American Campus Communities, Inc. (REIT)	183,041	7,576,067
American Homes 4 Rent (REIT), Class A	59,221	1,175,537
Apartment Investment & Management Co. (REIT), Class A	35,767	1,569,456
Apple Hospitality REIT, Inc. (REIT)	49,640	707,866
AvalonBay Communities, Inc. (REIT)	31,594	5,498,936
Boston Properties, Inc. (REIT)	35,348	3,978,417
Brandywine Realty Trust (REIT)	40,031	515,199
Brixmor Property Group, Inc. (REIT)	303,008	4,451,188
Brookfield Property REIT, Inc. (REIT), Class A	28,795	463,600
Camden Property Trust (REIT)	20,304	1,787,767
Colony Capital, Inc. (REIT)	105,431	493,417
Columbia Property Trust, Inc. (REIT)	26,922	520,941
Corporate Office Properties Trust (REIT)	153,091	3,219,504
CubeSmart (REIT)	265,083	7,605,231
CyrusOne, Inc. (REIT)	23,971	1,267,586
Digital Realty Trust, Inc. (REIT)	47,047	5,012,858
Douglas Emmett, Inc. (REIT)	36,755	1,254,448
Duke Realty Corp. (REIT)	81,660	2,114,994
Empire State Realty Trust, Inc. (REIT), Class A	31,942	454,535
EPR Properties (REIT)	16,863	1,079,738
Equity Commonwealth (REIT)	26,844	805,588
Equity LifeStyle Properties, Inc. (REIT)	23,393	2,272,162
Equity Residential (REIT)	82,132	5,421,533
Essex Property Trust, Inc. (REIT)	15,042	3,688,449
Extra Space Storage, Inc. (REIT)	8,417	761,570
Federal Realty Investment Trust (REIT)	16,658	1,966,310
Gaming and Leisure Properties, Inc. (REIT)	29,522	953,856
HCP, Inc. (REIT)	107,620	3,005,827
Healthcare Trust of America, Inc. (REIT), Class A	47,201	1,194,657
Highwoods Properties, Inc. (REIT)	23,245	899,349
Hospitality Properties Trust (REIT)	37,237	889,220
Host Hotels & Resorts, Inc. (REIT)	167,587	2,793,675
Hudson Pacific Properties, Inc. (REIT)	30,937	899,029
Invitation Homes, Inc. (REIT)	68,386	1,373,191
Iron Mountain, Inc. (REIT)	64,994	2,106,456
iStar, Inc. (REIT) (x)	288,235	2,643,115
JBG SMITH Properties (REIT)	23,934	833,143
Kilroy Realty Corp. (REIT)	22,572	1,419,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Kimco Realty Corp. (REIT)	93,053	$1,363,226
Lamar Advertising Co. (REIT), Class A	1,826	126,323
Liberty Property Trust (REIT)	33,739	1,412,989
Life Storage, Inc. (REIT)	35,720	3,321,603
Macerich Co. (The) (REIT)	31,108	1,346,354
Medical Properties Trust, Inc. (REIT)	83,265	1,338,901
Mid-America Apartment Communities, Inc. (REIT)	77,880	7,453,116
National Retail Properties, Inc. (REIT)	36,194	1,755,771
Omega Healthcare Investors, Inc. (REIT)	41,102	1,444,735
Outfront Media, Inc. (REIT)	31,714	574,658
Paramount Group, Inc. (REIT)	47,678	598,836
Park Hotels & Resorts, Inc. (REIT)	172,073	4,470,457
Physicians Realty Trust (REIT)	199,572	3,199,139
PS Business Parks, Inc. (REIT)	29,156	3,819,436
Rayonier, Inc. (REIT)	29,511	817,160
Realty Income Corp. (REIT)	67,484	4,254,191
Regency Centers Corp. (REIT)	34,749	2,039,071
Retail Properties of America, Inc. (REIT), Class A	50,038	542,912
Retail Value, Inc. (REIT)	3,593	91,945
Senior Housing Properties Trust (REIT)	53,851	631,134
SITE Centers Corp. (REIT)	34,323	379,956
SL Green Realty Corp. (REIT)	19,131	1,512,879
Spirit Realty Capital, Inc. (REIT)	19,608	691,182
STORE Capital Corp. (REIT)	234,330	6,633,882
Sun Communities, Inc. (REIT)	19,215	1,954,358
UDR, Inc. (REIT)	60,709	2,405,291
Uniti Group, Inc. (REIT) (x)	37,715	587,223
Ventas, Inc. (REIT)	81,472	4,773,444
VEREIT, Inc. (REIT)	222,263	1,589,180
VICI Properties, Inc. (REIT)	91,691	1,721,957
Vornado Realty Trust (REIT)	39,440	2,446,463
Weingarten Realty Investors (REIT)	27,316	677,710
Welltower, Inc. (REIT)	85,201	5,913,801
Weyerhaeuser Co. (REIT)	173,346	3,789,344
WP Carey, Inc. (REIT)	36,341	2,374,521

		166,784,814

Real Estate Management & Development (0.3%)
CBRE Group, Inc., Class A*	37,730	1,510,709
Howard Hughes Corp. (The)*	5,277	515,141
Jones Lang LaSalle, Inc.	28,006	3,545,560
Realogy Holdings Corp. (x)	28,264	414,915

		5,986,325

Total Real Estate		172,771,139

Utilities (7.4%)
Electric Utilities (2.9%)
Alliant Energy Corp.	156,691	6,620,195
Avangrid, Inc. (x)	12,738	638,046
Edison International	72,729	4,128,825
Entergy Corp.	41,368	3,560,544
Evergy, Inc.	98,176	5,573,451
Eversource Energy	72,477	4,713,904
FirstEnergy Corp.	111,287	4,178,827
Fortis, Inc. (x)	40,081	1,337,102
Hawaiian Electric Industries, Inc.	24,798	908,103
OGE Energy Corp.	45,603	1,787,182
PG&E Corp.*	118,342	2,810,622
Pinnacle West Capital Corp.	25,545	2,176,434
PPL Corp.	165,039	4,675,555
Xcel Energy, Inc.	116,451	5,737,541

		48,846,331

Gas Utilities (1.2%)
Atmos Energy Corp.	24,888	2,307,616
National Fuel Gas Co.	18,563	950,054
UGI Corp.	314,249	16,765,183

		20,022,853

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	151,344	2,188,434
NRG Energy, Inc.	66,487	2,632,885
Vistra Energy Corp.*	90,746	2,077,176

		6,898,495

Multi-Utilities (2.6%)
Ameren Corp.	55,648	3,629,919
CenterPoint Energy, Inc.	114,633	3,236,090
CMS Energy Corp.	64,484	3,201,631
Consolidated Edison, Inc.	71,261	5,448,616
DTE Energy Co.	41,398	4,566,199
MDU Resources Group, Inc.	44,393	1,058,329
NiSource, Inc.	82,961	2,103,061
Public Service Enterprise Group, Inc.	115,496	6,011,567
Sempra Energy	62,658	6,778,969
Vectren Corp.	19,029	1,369,708
WEC Energy Group, Inc.	72,235	5,002,996

		42,407,085

Water Utilities (0.3%)
American Water Works Co., Inc.	41,338	3,752,251
Aqua America, Inc.	40,717	1,392,114

		5,144,365

Total Utilities		123,319,129

Total Common Stocks (79.3%) (Cost $1,207,973,539)		1,323,171,186

EXCHANGE TRADED FUNDS (ETF):
Equity (10.0%)
iShares Core S&P Mid-Cap ETF	3,855	640,161
iShares Morningstar Mid-Cap ETF (x)	4,666	754,212
iShares Morningstar Mid-Cap Growth ETF	18,430	3,582,608
iShares Morningstar Mid-Cap Value ETF (x)‡	133,237	18,534,599
iShares Russell Mid-Cap ETF	11,620	540,098
iShares Russell Mid-Cap Growth ETF (x)	41,154	4,679,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
iShares Russell Mid-Cap Value ETF	728,475	$55,619,066
iShares S&P Mid-Cap 400 Growth ETF (x)	42,060	8,043,134
iShares S&P Mid-Cap 400 Value ETF (x)	247,421	34,228,221
SPDR S&P 400 MidCap Value ETF (x)	46,188	2,048,900
Vanguard Mid-Cap Growth ETF	54,700	6,547,043
Vanguard Mid-Cap Value ETF (x)	340,700	32,455,082

Total Exchange Traded Funds (10.0%) (Cost $93,355,734)		167,672,745

SHORT-TERM INVESTMENTS:
Investment Company (4.4%)
JPMorgan Prime Money Market Fund, IM Shares	74,640,505	74,647,969

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $6,003,103, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $6,325,716. (xx)	$6,000,000	6,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $6,818,126, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $6,953,385. (xx)	6,817,039	6,817,039
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $1,000,137, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $1,020,479. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $4,002,014, collateralized by various Common Stocks; total market value $4,453,288. (xx)	4,000,000	4,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $5,002,489, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $5,477,379. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		22,817,039

Total Short-Term Investments (5.8%) (Cost $97,460,682)		97,465,008

Total Investments in Securities (95.1%) (Cost $1,398,789,955)		1,588,308,939
Other Assets Less Liabilities (4.9%)		81,021,798

Net Assets (100%)		$1,669,330,737

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $28,847,286. This was collateralized by $6,881,909 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/10/19 - 2/15/48 and by cash of $22,817,039 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
JPY	— Japanese Yen
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares Morningstar Mid-Cap Value ETF (x)	133,237	21,207,440	1,032,516	(944,854)	17,863	(2,778,366)	18,534,599	488,248	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	82	3/2019	USD	5,530,900	35,735
S&P 500 E-Mini Index	45	3/2019	USD	5,636,700	15,798
S&P Midcap 400 E-Mini Index	67	3/2019	USD	11,136,740	63,437

					114,970

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	77,125	JPY	8,513,162	Credit Suisse	1/8/2019	(582)

Net unrealized depreciation						(582)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$35,750,812	$3,799,536	$—	$39,550,348
Consumer Discretionary	116,488,280	—	—	116,488,280
Consumer Staples	74,044,859	—	—	74,044,859
Energy	74,423,064	—	—	74,423,064
Financials	262,169,510	3,126,110	—	265,295,620
Health Care	73,745,793	—	—	73,745,793
Industrials	170,021,355	3,198,286	—	173,219,641
Information Technology	127,304,662	—	—	127,304,662
Materials	81,260,357	1,748,294	—	83,008,651
Real Estate	172,771,139	—	—	172,771,139
Utilities	123,319,129	—	—	123,319,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Exchange Traded Funds	$167,672,745	$—	$—	$167,672,745
Futures	114,970	—	—	114,970
Short-Term Investments
Investment Company	74,647,969	—	—	74,647,969
Repurchase Agreements	—	22,817,039	—	22,817,039

Total Assets	$1,553,734,644	$34,689,265	$—	$1,588,423,909

Liabilities:
Forward Currency Contracts	$—	$(582)	$—	$(582)

Total Liabilities	$—	$(582)	$—	$(582)

Total	$1,553,734,644	$34,688,683	$—	$1,588,423,327

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$114,970 *

Total		$114,970

	Liability Derivatives
Foreign exchange contracts	Payables	$(582)

Total		$(582)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,779)	$(1,779)
Equity contracts	(28,399,797)	—	(28,399,797)

Total	$(28,399,797)	$(1,779)	$(28,401,576)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(575)	$(575)
Equity contracts	(1,369,464)	—	(1,369,464)

Total	$(1,369,464)	$(575)	$(1,370,039)

^ This Portfolio held forward foreign currency contracts and futures contracts for hedging and as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $23,000 for four months and futures contracts with an average notional balance of approximately $181,307,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$582	$—	$—	$582

Total	$582	$—	$—	$582

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 24%)*	$455,081,457
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$647,398,507

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$370,253,997
Aggregate gross unrealized depreciation	(191,658,016)

Net unrealized appreciation	$178,595,981

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,409,827,346

For the year ended December 31, 2018, the Portfolio incurred approximately $750 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $12,538,077)	$18,534,599
Unaffiliated Issuers (Cost $1,363,434,839)	1,546,957,301
Repurchase Agreements (Cost $22,817,039)	22,817,039
Cash	98,984,899
Cash held as collateral at broker for futures	2,995,400
Dividends, interest and other receivables	3,212,226
Receivable for securities sold	2,022,849
Receivable for Portfolio shares sold	187,877
Securities lending income receivable	49,778
Other assets	8,673

Total assets	1,695,770,641

LIABILITIES
Payable for return of collateral on securities loaned	22,817,039
Payable for Portfolio shares redeemed	1,096,607
Payable for securities purchased	935,636
Investment management fees payable	801,544
Distribution fees payable – Class IB	326,471
Administrative fees payable	182,126
Due to broker for futures variation margin	73,209
Distribution fees payable – Class IA	41,613
Trustees’ fees payable	3,514
Unrealized depreciation on forward foreign currency contracts	582
Accrued expenses	161,563

Total liabilities	26,439,904

NET ASSETS	$1,669,330,737

Net assets were comprised of:
Paid in capital	$1,509,534,713
Total distributable earnings (loss)	159,796,024

Net assets	$1,669,330,737

Class IA
Net asset value, offering and redemption price per share, $187,420,000 / 13,421,058 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.96

Class IB
Net asset value, offering and redemption price per share, $1,468,507,075 / 106,237,685 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.82

Class K
Net asset value, offering and redemption price per share, $13,403,662 / 959,968 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.96

(x)	Includes value of securities on loan of $28,847,286.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($488,248 of dividend income received from affiliates) (net of $56,910 foreign withholding tax)	$36,406,394
Interest	1,447,809
Securities lending (net)	713,371

Total income	38,567,574

EXPENSES
Investment management fees	10,861,219
Distribution fees – Class IB	4,463,225
Administrative fees	2,453,734
Distribution fees – Class IA	561,968
Printing and mailing expenses	161,029
Custodian fees	161,000
Professional fees	86,307
Trustees’ fees	49,833
Miscellaneous	56,789

Total expenses	18,855,104

NET INVESTMENT INCOME (LOSS)	19,712,470

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($17,863 of realized gain (loss) from affiliates)	158,057,094
Futures contracts	(28,399,797)
Forward foreign currency contracts	(1,779)
Foreign currency transactions	(12,327)

Net realized gain (loss)	129,643,191

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(2,778,366) of change in unrealized appreciation (depreciation) from affiliates)	(405,137,381)
Futures contracts	(1,369,464)
Forward foreign currency contracts	(575)
Foreign currency translations	555

Net change in unrealized appreciation (depreciation)	(406,506,865)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(276,863,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(257,151,204)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,712,470	$19,325,483
Net realized gain (loss)	129,643,191	128,874,486
Net change in unrealized appreciation (depreciation)	(406,506,865)	100,052,257

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(257,151,204)	248,252,226

Distributions to shareholders: (a)
Class IA	(19,940,258)	(16,975,628)
Class IB	(157,969,387)	(137,721,102)
Class K	(1,484,638)	(1,388,162)

Total distributions to shareholders	(179,394,283)	(156,084,892)

Tax return of capital:
Class IA	(136,608)	—
Class IB	(1,082,226)	—
Class K	(10,171)	—

Total	(1,229,005)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 224,021 and 306,438 shares, respectively ]	3,923,917	5,446,726
Capital shares issued in reinvestment of dividends and distributions [ 1,332,104 and 968,009 shares, respectively ]	20,076,866	16,975,628
Capital shares repurchased [ (1,420,117) and (1,331,367) shares, respectively ]	(25,000,708)	(23,839,117)

Total Class IA transactions	(999,925)	(1,416,763)

Class IB
Capital shares sold [ 773,085 and 1,556,704 shares, respectively ]	13,426,151	27,608,422
Capital shares issued in reinvestment of dividends and distributions [ 10,659,660 and 7,925,238 shares, respectively ]	159,051,613	137,721,102
Capital shares repurchased [ (12,455,381) and (14,027,822) shares, respectively ]	(217,872,975)	(248,711,984)

Total Class IB transactions	(45,395,211)	(83,382,460)

Class K
Capital shares sold [ 77,158 and 102,138 shares, respectively ]	1,373,385	1,818,490
Capital shares issued in reinvestment of dividends and distributions [ 99,173 and 79,145 shares, respectively ]	1,494,809	1,388,162
Capital shares repurchased [ (274,165) and (202,599) shares, respectively ]	(4,820,349)	(3,641,094)

Total Class K transactions	(1,952,155)	(434,442)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(48,347,291)	(85,233,665)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(486,121,783)	6,933,669
NET ASSETS:
Beginning of year	2,155,452,520	2,148,518,851

End of year (b)	$1,669,330,737	$2,155,452,520

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,148,226, $17,414,618 and $213,040 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $14,827,402, $120,306,484 and $1,175,122 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $471,149 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016	2015	2014
Net asset value, beginning of year	$17.87	$17.15		$14.74	$15.41	$13.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	##	0.13	0.10	0.08
Net realized and unrealized gain (loss)	(2.44)	1.91		2.47	(0.65)	1.44

Total from investment operations	(2.27)	2.07		2.60	(0.55)	1.52

Less distributions:
Dividends from net investment income	(0.19)	(0.17)		(0.14)	(0.12)	(0.09)
Distributions from net realized gains	(1.44)	(1.18)		(0.05)	—	—
Return of capital	(0.01)	—		—	—	—

Total dividends and distributions	(1.64)	(1.35)		(0.19)	(0.12)	(0.09)

Net asset value, end of year	$13.96	$17.87		$17.15	$14.74	$15.41

Total return	(13.32)%	12.32%		17.69%	(3.54)%	10.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$187,420	$237,396		$228,814	$214,698	$244,859
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.94%		0.94%	0.94%	0.95%
Before waivers and reimbursements (f)	0.93%	0.94%		0.95%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	0.91	%(aa)	0.86%	0.64%	0.51%
Before waivers and reimbursements (f)	0.97%	0.91	%(aa)	0.86%	0.64%	0.51%
Portfolio turnover rate^	25%	19%		23%	38%	26%

	Year Ended December 31,
Class IB	2018	2017		2016	2015	2014
Net asset value, beginning of year	$17.71	$17.00		$14.62	$15.28	$13.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	##	0.13	0.10	0.07
Net realized and unrealized gain (loss)	(2.42)	1.90		2.44	(0.64)	1.44

Total from investment operations	(2.25)	2.06		2.57	(0.54)	1.51

Less distributions:
Dividends from net investment income	(0.19)	(0.17)		(0.14)	(0.12)	(0.09)
Distributions from net realized gains	(1.44)	(1.18)		(0.05)	—	—
Return of capital	(0.01)	—		—	—	—

Total dividends and distributions	(1.64)	(1.35)		(0.19)	(0.12)	(0.09)

Net asset value, end of year	$13.82	$17.71		$17.00	$14.62	$15.28

Total return	(13.33)%	12.37%		17.62%	(3.52)%	10.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,468,507	$1,899,153		$1,901,200	$1,807,950	$2,086,343
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.94%		0.94%	0.94%	0.95%
Before waivers and reimbursements (f)	0.93%	0.94%		0.95%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	0.90	%(bb)	0.86%	0.64%	0.51%
Before waivers and reimbursements (f)	0.97%	0.90	%(bb)	0.85%	0.64%	0.51%
Portfolio turnover rate^	25%	19%		23%	38%	26%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016	2015	2014
Net asset value, beginning of year	$17.87	$17.15		$14.74	$15.41	$13.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.21	##	0.17	0.14	0.11
Net realized and unrealized gain (loss)	(2.44)	1.91		2.48	(0.65)	1.45

Total from investment operations	(2.23)	2.12		2.65	(0.51)	1.56

Less distributions:
Dividends from net investment income	(0.23)	(0.22)		(0.19)	(0.16)	(0.13)
Distributions from net realized gains	(1.44)	(1.18)		(0.05)	—	—
Return of capital	(0.01)	—		—	—	—

Total dividends and distributions	(1.68)	(1.40)		(0.24)	(0.16)	(0.13)

Net asset value, end of year	$13.96	$17.87		$17.15	$14.74	$15.41

Total return	(13.09)%	12.59%		17.99%	(3.30)%	11.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,404	$18,903		$18,505	$15,896	$18,105
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.68%	0.69%		0.69%	0.69%	0.70%
Before waivers and reimbursements (f)	0.68%	0.69%		0.70%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.21%	1.15	%(cc)	1.12%	0.89%	0.77%
Before waivers and reimbursements (f)	1.21%	1.15	%(cc)	1.11%	0.89%	0.77%
Portfolio turnover rate^	25%	19%		23%	38%	26%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.14, $0.14 and $0.19 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.81%.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.80%.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.05%.

See Notes to Financial Statements.

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(8.07)%	(4.94)%
Portfolio – Class K Shares*	(7.83)	(4.69)
AXA/AB Dynamic Aggressive Growth Index	(6.03)	(2.89)
S&P 500® Index	(4.38)	(0.72)
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.15

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (8.07)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA/AB Dynamic Aggressive Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (6.03)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

What helped performance during the year:

•	U.S. large cap security selection contributed positively to Portfolio returns.

•	An overweight to cash, particularly in the volatile fourth quarter, added to results.

•	Currency management helped performance during the year.

What hurt performance during the year:

•	An overweight to international large cap securities detracted from Portfolio returns.

•	An underweight to U.S. bonds also detracted from results.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio held futures as a method of modifying exposures and managing duration. During the year, these securities had a negligible impact on returns.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

Throughout most of 2018, the Portfolio held a close to neutral position to risk assets. The Portfolio’s risk level was reduced in October to a modest underweight and further reduced early December to a significant underweight, with the proceeds added to cash as opposed to fixed income to maintain neutral duration. At the time, stock volatility elevated and was accompanied by both a widening and change in the trend of credit spreads as well as decelerating growth, signaling a protracted period of elevated risk in equity markets. The Portfolio’s equity position was characterized by a regional bias towards international large cap stocks. The team saw more pronounced headwinds for U.S. equity markets relative to non-U.S. developed markets driven by relative valuations, depreciating currencies, and expectations of further rate hikes by the Federal Reserve.

2018 was a challenging year for equity and fixed income markets globally. While we do not see a recession in the U.S. in the near term, we expect economic momentum to further decelerate and for the markets to remain volatile. We believe softer growth momentum, together with maturing business cycle, warrant a more cautious approach entering 2019.

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	4.28
Weighted Average Coupon (%)	0.00
Weighted Average Modified Duration (Years)*	3.96
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Exchange Traded Funds	71.8%
Investment Company	19.8
Repurchase Agreements	12.8
U.S. Treasury Obligations	7.1
Cash and Other	(11.5)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$923.80	$5.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.93	5.32
Class K
Actual	1,000.00	925.30	3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.19	4.06

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (71.8%)
iShares Core S&P 500 ETF	47,825	$12,033,248
iShares MSCI EAFE ETF (x)	397,815	23,383,566
SPDR S&P 500 ETF Trust (x)	48,128	12,028,150
SPDR S&P MidCap 400 ETF Trust	11,879	3,595,417
Vanguard S&P 500 ETF	52,398	12,041,584
Vanguard Small-Cap ETF	23,070	3,045,009

Total Exchange Traded Funds (71.8%) (Cost $74,010,671)		66,126,974

SHORT-TERM INVESTMENTS:
Investment Company (19.8%)
JPMorgan Prime Money Market Fund, IM Shares	18,198,669	18,200,489

	Principal Amount	Value (Note 1)
Repurchase Agreements (12.8%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,829,756, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,866,351. (xx)	$1,829,461	1,829,461
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $10,001,639, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $10,200,000. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		11,829,461

U.S. Treasury Obligations (7.1%)
U.S. Treasury Bills
2.25%, 2/7/19 (p)	1,600,000	1,596,216
2.30%, 3/28/19 (p)	4,989,400	4,961,835

Total U.S. Treasury Obligations		6,558,051

Total Short-Term Investments (39.7%) (Cost $36,589,243)		36,588,001

Total Investments in Securities (111.5%) (Cost $110,599,914)		102,714,975
Other Assets Less Liabilities (-11.5%)		(10,588,002)

Net Assets (100%)		$92,126,973

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $11,665,839. This was collateralized by cash of $11,829,461 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
FTSE 100 Index	9	3/2019	GBP	763,881	884
MSCI EAFE E-Mini Index	10	3/2019	USD	858,000	(53)
Russell 2000 E-Mini Index	8	3/2019	USD	539,600	(32,321)
TOPIX Index	11	3/2019	JPY	1,498,882	(41,061)
U.S. Treasury 10 Year Note	58	3/2019	USD	7,076,906	161,661
U.S. Treasury 2 Year Note	36	3/2019	USD	7,643,250	50,018
U.S. Treasury 5 Year Note	15	3/2019	USD	1,720,313	27,652

					166,780

Short Contracts
S&P 500 E-Mini Index	(45)	3/2019	USD	(5,636,700)	177,274
SPI 200 Index	(12)	3/2019	AUD	(1,175,067)	(7,168)

					170,106

					336,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	103,029	USD	118,358	JPMorgan Chase Bank	3/15/2019	396
GBP	125,432	USD	158,728	JPMorgan Chase Bank	3/15/2019	1,703
JPY	160,356,876	USD	1,425,835	BNP Paribas	3/15/2019	45,570
JPY	186,233,014	USD	1,667,028	JPMorgan Chase Bank	3/15/2019	41,810
SEK	5,126,050	USD	572,878	JPMorgan Chase Bank	3/15/2019	8,814
USD	651,895	AUD	902,691	BNP Paribas	3/15/2019	15,300
USD	79,615	AUD	110,144	JPMorgan Chase Bank	3/15/2019	1,939
USD	173,867	GBP	135,196	JPMorgan Chase Bank	3/15/2019	948

Total unrealized appreciation						116,480

AUD	1,012,835	USD	729,939	Morgan Stanley	3/15/2019	(15,668)
NOK	5,572,718	USD	655,027	JPMorgan Chase Bank	3/15/2019	(8,467)
NZD	967,000	USD	664,291	JPMorgan Chase Bank	3/15/2019	(14,425)
USD	1,160,707	CHF	1,143,460	JPMorgan Chase Bank	3/15/2019	(10,443)
USD	998,820	EUR	872,691	JPMorgan Chase Bank	3/15/2019	(7,069)
USD	162,434	GBP	127,734	JPMorgan Chase Bank	3/15/2019	(942)
USD	247,796	JPY	27,647,624	BNP Paribas	3/15/2019	(5,893)
USD	1,538,049	JPY	173,013,000	JPMorgan Chase Bank	3/15/2019	(49,485)
USD	1,367,457	JPY	154,036,724	Morgan Stanley	3/15/2019	(45,955)
USD	338,712	SEK	3,032,657	JPMorgan Chase Bank	3/15/2019	(5,426)

Total unrealized depreciation						(163,773)

Net unrealized depreciation						(47,293)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$66,126,974	$—	$—	$66,126,974
Forward Currency Contracts	—	116,480	—	116,480
Futures	417,489	—	—	417,489
Short-Term Investments
Investment Company	18,200,489	—	—	18,200,489
Repurchase Agreements	—	11,829,461	—	11,829,461
U.S. Treasury Obligations	—	6,558,051	—	6,558,051

Total Assets	$84,744,952	$18,503,992	$—	$103,248,944

Liabilities:
Forward Currency Contracts	$—	$(163,773)	$—	$(163,773)
Futures	(80,603)	—	—	(80,603)

Total Liabilities	$(80,603)	$(163,773)	$—	$(244,376)

Total	$84,664,349	$18,340,219	$—	$103,004,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$239,331	*
Foreign exchange contracts	Receivables	116,480
Equity contracts	Receivables, Net assets – Unrealized appreciation	178,158	*

Total		$533,969

	Liability Derivatives
Foreign exchange contracts	Payables	$(163,773)
Equity contracts	Payables, Net assets – Unrealized depreciation	(80,603	)*

Total		$(244,376)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(62,837)	$—	$(62,837)
Foreign exchange contracts	—	170,867	170,867
Equity contracts	(650,503)	—	(650,503)

Total	$(713,340)	$170,867	$(542,473)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$243,967	$—	$243,967
Foreign exchange contracts	—	(64,139)	(64,139)
Equity contracts	86,197	—	86,197

Total	$330,164	$(64,139)	$266,025

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $11,550,000 and futures contracts with an average notional balance of approximately $15,513,000 during the year ended December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$60,870	$(5,893)	$—	$54,977
JPMorgan Chase Bank	55,610	(55,610)	—	—

Total	$116,480	$(61,503)	$—	$54,977

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$5,893	$(5,893)	$—	$—
JPMorgan Chase Bank	96,257	(55,610)	—	40,647
Morgan Stanley	61,623	—	—	61,623

Total	$163,773	$(61,503)	$—	$102,270

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$69,200,660
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,128,993

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$513,401
Aggregate gross unrealized depreciation	(8,452,363)

Net unrealized depreciation	$(7,938,962)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$110,943,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $98,770,453)	$90,885,514
Repurchase Agreements (Cost $11,829,461)	11,829,461
Cash	300,000
Due from broker for futures variation margin	552,368
Receivable for Portfolio shares sold	399,231
Dividends, interest and other receivables	144,525
Unrealized appreciation on forward foreign currency contracts	116,480
Securities lending income receivable	3,822
Other assets	233

Total assets	104,231,634

LIABILITIES
Payable for return of collateral on securities loaned	11,829,461
Unrealized depreciation on forward foreign currency contracts	163,773
Investment management fees payable	30,488
Distribution fees payable – Class IB	16,948
Administrative fees payable	9,311
Payable for Portfolio shares redeemed	4
Accrued expenses	54,676

Total liabilities	12,104,661

NET ASSETS	$92,126,973

Net assets were comprised of:
Paid in capital	$100,430,988
Total distributable earnings (loss)	(8,304,015)

Net assets	$92,126,973

Class IB
Net asset value, offering and redemption price per share, $82,748,183 / 8,893,837 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.30

Class K
Net asset value, offering and redemption price per share, $9,378,790 / 1,008,251 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.30

(x)	Includes value of securities on loan of $11,665,839.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$1,205,117
Interest	38,010
Securities lending (net)	9,376

Total income	1,252,503

EXPENSES
Investment management fees	353,285
Distribution fees – Class IB	92,359
Offering costs	84,085
Administrative fees	57,088
Professional fees	53,915
Printing and mailing expenses	29,677
Custodian fees	5,000
Trustees’ fees	823
Miscellaneous	1,239

Gross expenses	677,471
Less: Waiver from investment manager	(208,337)

Net expenses	469,134

NET INVESTMENT INCOME (LOSS)	783,369

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(833)
Futures contracts	(713,340)
Forward foreign currency contracts	170,867
Foreign currency transactions	6,103

Net realized gain (loss)	(537,203)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(8,055,613)
Futures contracts	330,164
Forward foreign currency contracts	(64,139)
Foreign currency translations	(2,659)

Net change in unrealized appreciation (depreciation)	(7,792,247)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,329,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,546,081)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	November 13, 2017* to December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$783,369	$31,087
Net realized gain (loss)	(537,203)	51,330
Net change in unrealized appreciation (depreciation)	(7,792,247)	195,944

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,546,081)	278,361

Distributions to shareholders: (a)
Class IB	(943,820)	(324)
Class K	(142,421)	(35,442)

Total distributions to shareholders	(1,086,241)	(35,766)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 8,853,768 and 10,000 shares, respectively ]	90,070,484	100,000
Capital shares issued in reinvestment of dividends [ 97,900 and 32 shares, respectively ]	943,820	324
Capital shares repurchased [ (67,863) and 0 shares, respectively ]	(675,791)	—

Total Class IB transactions	90,338,513	100,324

Class K
Capital shares sold [ 0 and 990,000 shares, respectively ]	—	9,900,000
Capital shares issued in reinvestment of dividends [ 14,763 and 3,488 shares, respectively ]	142,421	35,442

Total Class K transactions	142,421	9,935,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	90,480,934	10,035,766

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,848,612	10,278,361
NET ASSETS:
Beginning of period	10,278,361	—

End of period (b)	$92,126,973	$10,278,361

* Commencement of Operations.

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $324 and $35,442 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,744 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.03
Net realized and unrealized gain (loss)	(1.00)		0.24

Total from investment operations	(0.82)		0.27

Less distributions:
Dividends from net investment income	(0.11)		(0.03)
Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.12)		(0.03)

Net asset value, end of period	$9.30		$10.24

Total return (b)	(8.07)%		2.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$82,748		$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05	%(j)	1.13	%**(k)
Before waivers and reimbursements (a)(f)	1.46%		3.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.75%		2.07	%(l)
Before waivers and reimbursements (a)(f)(x)	1.34%		0.16	%(l)
Portfolio turnover rate^	3%		0	%(z)

Class K	Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.03
Net realized and unrealized gain (loss)	(0.94)		0.25

Total from investment operations	(0.80)		0.28

Less distributions:
Dividends from net investment income	(0.13)		(0.04)
Distributions from net realized gains	(0.01)		—

Total dividends and distributions	(0.14)		(0.04)

Net asset value, end of period	$9.30		$10.24

Total return (b)	(7.83)%		2.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,379		$10,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.81	%(j)	0.88	%**(k)
Before waivers and reimbursements (a)(f)	1.38%		2.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.37%		2.33	%(l)
Before waivers and reimbursements (a)(f)(x)	0.80%		0.42	%(l)
Portfolio turnover rate^	3%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(6.92)%	1.82%
AXA/AB Dynamic Growth Index	(5.00)	3.78
S&P 500® Index	(4.38)	7.35
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	0.99

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.92)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA/AB Dynamic Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (5.00)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

What helped performance during the year:

•	U.S. large cap security selection contributed positively to Portfolio returns.

•	An overweight to cash, particularly in the volatile fourth quarter, added to results.

•	Currency management helped performance during the year.

What hurt performance during the year:

•	An overweight to international large cap securities detracted from Portfolio returns.

•	An underweight to U.S. bonds also detracted from results.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio held futures as a method of modifying exposures and managing duration. During the year, these securities had a negligible impact on returns.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

Throughout most of 2018, the Portfolio held a close to neutral position to risk assets. The Portfolio’s risk level was reduced in October to a modest underweight and further reduced early December to a significant underweight, with the proceeds added to cash as opposed to fixed income to maintain neutral duration. At the time, stock volatility elevated and was accompanied by both a widening and change in the trend of credit spreads as well as decelerating growth, signaling a protracted period of elevated risk in equity markets. The Portfolio’s equity position was characterized by a regional bias towards international large cap stocks. The team saw more pronounced headwinds for U.S. equity markets relative to non-U.S. developed markets driven by relative valuations, depreciating currencies, and expectations of further rate hikes by the Federal Reserve.

2018 was a challenging year for equity and fixed income markets globally. While we do not see a recession in the U.S. in the near term, we expect economic momentum to further decelerate and for the markets to remain volatile. We believe softer growth momentum, together with maturing business cycle, warrant a more cautious approach entering 2019.

AXA/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	4.15
Weighted Average Coupon (%)	0.96
Weighted Average Modified Duration (Years)*	3.85
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	20.5%
Investment Company	16.7
Financials	8.1
Information Technology	7.9
Health Care	7.3
Exchange Traded Funds	6.9
Industrials	5.8
Consumer Discretionary	5.4
Consumer Staples	4.6
Communication Services	4.4
Energy	2.8
Materials	2.3
Utilities	1.8
Real Estate	1.6
U.S. Government Agency Securities	0.7
Repurchase Agreements	0.3
Cash and Other	2.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$932.50	$5.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.90

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.16%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.4%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	69,218	$1,975,482
Bezeq The Israeli Telecommunication Corp. Ltd.	14,606	14,285
BT Group plc	74,255	224,772
CenturyLink, Inc.	9,350	141,653
Deutsche Telekom AG (Registered)	29,648	503,620
Elisa OYJ	1,328	54,993
HKT Trust & HKT Ltd.	32,415	46,671
Iliad SA	256	35,778
Koninklijke KPN NV	28,725	83,955
Nippon Telegraph & Telephone Corp.	6,146	250,241
Orange SA	17,706	286,525
PCCW Ltd.	31,094	17,888
Proximus SADP	1,481	39,972
Singapore Telecommunications Ltd.	72,285	156,010
Spark New Zealand Ltd.	15,677	43,541
Swisscom AG (Registered)	234	111,983
Telecom Italia SpA*	148,910	78,580
Telefonica Deutschland Holding AG	6,587	25,774
Telefonica SA	41,397	349,401
Telenor ASA	6,659	128,545
Telia Co. AB	24,046	114,106
Telstra Corp. Ltd.	35,563	71,386
TPG Telecom Ltd. (x)	2,569	11,652
United Internet AG (Registered)	1,130	49,432
Verizon Communications, Inc.	39,350	2,212,257

		7,028,502

Entertainment (0.8%)
Activision Blizzard, Inc.	7,211	335,816
DeNA Co. Ltd.	1,048	17,440
Electronic Arts, Inc.*	2,900	228,839
Konami Holdings Corp.	905	39,851
Netflix, Inc.*	4,230	1,132,202
Nexon Co. Ltd.	3,839	49,042
Nintendo Co. Ltd.	1,020	269,495
Take-Two Interactive Software, Inc.*	1,081	111,278
Toho Co. Ltd.	990	35,777
Twenty-First Century Fox, Inc., Class A	10,000	481,200
Twenty-First Century Fox, Inc., Class B	4,100	195,898
Ubisoft Entertainment SA*	732	58,725
Viacom, Inc., Class B	3,350	86,095
Vivendi SA	9,247	224,677
Walt Disney Co. (The)	14,230	1,560,319

		4,826,654

Interactive Media & Services (1.6%)
Alphabet, Inc., Class A*	2,890	3,019,934
Alphabet, Inc., Class C*	2,920	3,023,981
Auto Trader Group plc (m)	8,214	47,407
Facebook, Inc., Class A*	22,940	3,007,205
Kakaku.com, Inc.	1,312	23,074
LINE Corp.*	624	21,331
REA Group Ltd.	468	24,384
TripAdvisor, Inc.*	1,000	53,940
Twitter, Inc.*	6,231	179,079
Yahoo Japan Corp.	24,470	61,474

		9,461,809

Media (0.6%)
Axel Springer SE	493	27,875
CBS Corp. (Non-Voting), Class B	3,200	139,904
Charter Communications, Inc., Class A*	1,786	508,956
Comcast Corp., Class A	43,800	1,491,390
CyberAgent, Inc.	882	34,441
Dentsu, Inc.	1,954	86,865
Discovery, Inc., Class A (x)*	1,400	34,636
Discovery, Inc., Class C*	3,190	73,625
DISH Network Corp., Class A*	2,125	53,061
Eutelsat Communications SA	1,519	30,040
Hakuhodo DY Holdings, Inc.	2,066	29,316
Informa plc	10,926	87,612
Interpublic Group of Cos., Inc. (The)	3,670	75,712
ITV plc	30,951	49,119
JCDecaux SA	687	19,226
News Corp., Class A	3,650	41,428
News Corp., Class B	1,100	12,705
Omnicom Group, Inc.	2,150	157,466
Pearson plc	6,895	82,199
ProSiebenSat.1 Media SE	2,161	38,435
Publicis Groupe SA	1,928	110,342
RTL Group SA	344	18,413
Schibsted ASA, Class B	920	27,911
SES SA (FDR)	3,340	63,974
Singapore Press Holdings Ltd.	11,960	20,550
Telenet Group Holding NV	462	21,447
WPP plc	11,092	119,131

		3,455,779

Wireless Telecommunication Services (0.3%)
1&1 Drillisch AG	527	26,808
KDDI Corp.	15,808	376,706
Millicom International Cellular SA (SDR)	645	40,929
NTT DOCOMO, Inc.	11,872	266,586
SoftBank Group Corp.	7,329	483,089
Tele2 AB, Class B	4,423	56,516
Vodafone Group plc	236,665	459,871

		1,710,505

Total Communication Services		26,483,249

Consumer Discretionary (5.4%)
Auto Components (0.2%)
Aisin Seiki Co. Ltd.	1,526	52,656
Aptiv plc	2,500	153,925
BorgWarner, Inc.	1,850	64,269
Bridgestone Corp.	5,445	208,970
Cie Generale des Etablissements Michelin SCA	1,551	153,346
Continental AG	992	137,172
Denso Corp.	3,914	173,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Faurecia SA	709	$26,610
Goodyear Tire & Rubber Co. (The)	2,250	45,922
Koito Manufacturing Co. Ltd.	962	49,074
Minth Group Ltd.	6,443	20,563
NGK Spark Plug Co. Ltd.	1,383	27,282
Nokian Renkaat OYJ	1,130	34,822
Pirelli & C SpA (m)*	3,486	22,418
Stanley Electric Co. Ltd.	1,203	33,549
Sumitomo Electric Industries Ltd.	6,789	89,623
Sumitomo Rubber Industries Ltd.	1,478	17,590
Toyoda Gosei Co. Ltd.	700	13,956
Toyota Industries Corp.	1,374	63,225
Valeo SA	2,126	61,647
Yokohama Rubber Co. Ltd. (The)	1,089	20,314

		1,470,637

Automobiles (0.8%)
Bayerische Motoren Werke AG	2,945	238,507
Bayerische Motoren Werke AG (Preference) (q)	529	37,649
Daimler AG (Registered)	8,099	425,818
Ferrari NV	1,088	108,228
Fiat Chrysler Automobiles NV*	9,730	141,462
Ford Motor Co.	37,300	285,345
General Motors Co.	12,100	404,745
Harley-Davidson, Inc.	1,550	52,886
Honda Motor Co. Ltd.	14,571	380,757
Isuzu Motors Ltd.	5,064	70,705
Mazda Motor Corp.	4,858	49,972
Mitsubishi Motors Corp.	5,730	31,635
Nissan Motor Co. Ltd.	20,342	163,953
Peugeot SA	5,238	111,346
Porsche Automobil Holding SE (Preference) (q)	1,377	81,520
Renault SA	1,767	110,000
Subaru Corp.	5,420	115,705
Suzuki Motor Corp.	3,126	158,177
Toyota Motor Corp.	20,235	1,175,265
Volkswagen AG	305	48,596
Volkswagen AG (Preference) (q)	1,649	262,411
Yamaha Motor Co. Ltd. (x)	2,568	49,979

		4,504,661

Distributors (0.0%)
Genuine Parts Co.	1,350	129,627
Jardine Cycle & Carriage Ltd.	925	23,878
LKQ Corp.*	2,950	70,004

		223,509

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	666	16,935
H&R Block, Inc.	1,950	49,471

		66,406

Hotels, Restaurants & Leisure (0.9%)
Accor SA	1,695	71,881
Aristocrat Leisure Ltd.	5,010	76,516
Carnival Corp.	3,800	187,340
Carnival plc	1,581	75,835
Chipotle Mexican Grill, Inc.*	240	103,630
Compass Group plc	14,047	294,912
Crown Resorts Ltd.	3,266	27,281
Darden Restaurants, Inc.	1,150	114,839
Domino’s Pizza Enterprises Ltd. (x)	608	17,407
Flight Centre Travel Group Ltd.	522	15,780
Galaxy Entertainment Group Ltd.	20,294	127,380
Genting Singapore Ltd.	51,727	37,029
GVC Holdings plc	4,652	39,984
Hilton Worldwide Holdings, Inc.	2,616	187,829
InterContinental Hotels Group plc	1,620	87,187
Marriott International, Inc., Class A	2,820	306,139
McDonald’s Corp.	7,550	1,340,653
McDonald’s Holdings Co. Japan Ltd. (x)	601	25,606
Melco Resorts & Entertainment Ltd. (ADR)	2,261	39,839
Merlin Entertainments plc (m)	6,299	25,493
MGM China Holdings Ltd.	6,979	11,747
MGM Resorts International	4,731	114,774
Norwegian Cruise Line Holdings Ltd.*	1,925	81,601
Oriental Land Co. Ltd.	1,796	182,349
Paddy Power Betfair plc	729	59,724
Royal Caribbean Cruises Ltd.	1,600	156,464
Sands China Ltd.	20,693	89,611
Shangri-La Asia Ltd.	8,907	13,124
SJM Holdings Ltd.	16,347	15,071
Sodexo SA	826	84,478
Starbucks Corp.	11,982	771,641
Tabcorp Holdings Ltd.	16,314	49,292
TUI AG	3,980	57,119
Whitbread plc	1,658	96,516
Wynn Macau Ltd.	13,352	28,731
Wynn Resorts Ltd.	850	84,074
Yum! Brands, Inc.	3,100	284,952

		5,383,828

Household Durables (0.3%)
Barratt Developments plc	8,650	51,058
Berkeley Group Holdings plc	1,189	52,738
Casio Computer Co. Ltd.	1,751	20,976
DR Horton, Inc.	3,250	112,645
Electrolux AB	2,277	48,244
Garmin Ltd.	1,000	63,320
Husqvarna AB, Class B	3,561	26,476
Iida Group Holdings Co. Ltd.	1,340	23,413
Leggett & Platt, Inc.	1,200	43,008
Lennar Corp., Class A	2,600	101,790
Mohawk Industries, Inc.*	600	70,176
Newell Brands, Inc.	4,550	84,584
Nikon Corp.	2,912	43,152
Panasonic Corp.	19,732	177,049
Persimmon plc	2,768	67,814
PulteGroup, Inc.	2,450	63,676
Rinnai Corp.	300	19,646
SEB SA	221	28,441
Sekisui Chemical Co. Ltd.	3,421	50,618
Sekisui House Ltd.	5,418	79,438
Sharp Corp.	1,887	19,175

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sony Corp.	11,263	$542,391
Taylor Wimpey plc	27,954	48,352
Techtronic Industries Co. Ltd.	11,806	62,229
Whirlpool Corp.	600	64,122

		1,964,531

Internet & Direct Marketing Retail (1.2%)
Amazon.com, Inc.*	3,948	5,929,778
Booking Holdings, Inc.*	462	795,758
Delivery Hero SE (m)*	802	29,785
eBay, Inc.*	8,790	246,735
Expedia Group, Inc.	1,150	129,547
Rakuten, Inc. (x)	7,203	47,895
Zalando SE (m)*	1,047	26,907
ZOZO, Inc.	1,766	31,876

		7,238,281

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	1,826	81,471
Hasbro, Inc.	1,050	85,312
Mattel, Inc.*	3,200	31,968
Sankyo Co. Ltd.	470	17,798
Sega Sammy Holdings, Inc.	1,589	22,407
Shimano, Inc.	670	95,250
Yamaha Corp.	1,204	51,118

		385,324

Multiline Retail (0.3%)
Dollar General Corp.	2,430	262,634
Dollar Tree, Inc.*	2,210	199,607
Don Quijote Holdings Co. Ltd.	1,111	68,922
Harvey Norman Holdings Ltd. (x)	3,969	8,841
Isetan Mitsukoshi Holdings Ltd.	2,911	32,137
J Front Retailing Co. Ltd.	2,081	24,054
Kohl’s Corp.	1,570	104,154
Macy’s, Inc.	2,840	84,575
Marks & Spencer Group plc	13,881	43,750
Marui Group Co. Ltd.	1,716	33,184
Next plc	1,249	63,562
Nordstrom, Inc.	1,080	50,339
Ryohin Keikaku Co. Ltd.	220	53,541
Takashimaya Co. Ltd.	1,380	17,536
Target Corp.	5,100	337,059
Wesfarmers Ltd.	10,032	227,821

		1,611,716

Specialty Retail (0.9%)
ABC-Mart, Inc.	319	17,668
Advance Auto Parts, Inc.	690	108,647
AutoZone, Inc.*	263	220,483
Best Buy Co., Inc.	2,270	120,219
CarMax, Inc.*	1,710	107,268
Dufry AG (Registered) (x)	300	28,492
Fast Retailing Co. Ltd.	519	265,488
Foot Locker, Inc.	1,050	55,860
Gap, Inc. (The)	2,050	52,808
Hennes & Mauritz AB, Class B	7,911	112,365
Hikari Tsushin, Inc.	191	30,046
Home Depot, Inc. (The)	11,010	1,891,738
Industria de Diseno Textil SA	9,684	246,875
Kingfisher plc (x)	18,512	48,975
L Brands, Inc.	2,230	57,244
Lowe’s Cos., Inc.	7,880	727,797
Nitori Holdings Co. Ltd.	715	88,814
O’Reilly Automotive, Inc.*	820	282,351
Ross Stores, Inc.	3,630	302,016
Shimamura Co. Ltd.	202	15,526
Tiffany & Co.	950	76,485
TJX Cos., Inc. (The)	11,880	531,511
Tractor Supply Co.	1,180	98,459
Ulta Beauty, Inc.*	550	134,662
USS Co. Ltd.	1,874	31,277
Yamada Denki Co. Ltd.	5,416	25,949

		5,679,023

Textiles, Apparel & Luxury Goods (0.7%)
adidas AG	1,688	352,743
Asics Corp.	1,451	18,391
Burberry Group plc	3,646	80,216
Cie Financiere Richemont SA (Registered)	4,619	296,851
EssilorLuxottica SA	2,551	322,120
Hanesbrands, Inc.	3,400	42,602
Hermes International	289	159,830
HUGO BOSS AG	598	36,881
Kering SA	673	314,974
LVMH Moet Hennessy Louis Vuitton SE	2,468	725,212
Michael Kors Holdings Ltd.*	1,400	53,088
Moncler SpA	1,560	52,129
NIKE, Inc., Class B	12,250	908,215
Pandora A/S	981	39,903
Puma SE	83	40,655
PVH Corp.	750	69,713
Ralph Lauren Corp.	500	51,730
Swatch Group AG (The)	275	80,450
Swatch Group AG (The) (Registered)	533	30,896
Tapestry, Inc.	2,700	91,125
Under Armour, Inc., Class A (x)*	1,700	30,039
Under Armour, Inc., Class C*	1,707	27,602
VF Corp.	3,150	224,721
Yue Yuen Industrial Holdings Ltd.	4,951	15,799

		4,065,885

Total Consumer Discretionary		32,593,801

Consumer Staples (4.6%)
Beverages (1.1%)
Anheuser-Busch InBev SA/NV	6,775	448,385
Asahi Group Holdings Ltd.	3,283	128,232
Brown-Forman Corp., Class B	2,450	116,571
Carlsberg A/S, Class B	959	102,027
Coca-Cola Amatil Ltd.	4,066	23,454
Coca-Cola Bottlers Japan, Inc.	1,178	35,166
Coca-Cola Co. (The)	36,500	1,728,275
Coca-Cola European Partners plc	1,995	91,471
Coca-Cola HBC AG	1,761	54,795
Constellation Brands, Inc., Class A	1,600	257,312
Davide Campari-Milano SpA	5,062	42,844
Diageo plc	21,806	775,062
Heineken Holding NV	1,037	87,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Heineken NV	2,324	$204,831
Kirin Holdings Co. Ltd.	7,380	155,237
Molson Coors Brewing Co., Class B	1,700	95,472
Monster Beverage Corp.*	3,870	190,481
PepsiCo, Inc.	13,550	1,497,004
Pernod Ricard SA	1,885	309,512
Remy Cointreau SA	202	22,840
Suntory Beverage & Food Ltd.	1,301	58,721
Treasury Wine Estates Ltd.	6,208	64,706

		6,489,676

Food & Staples Retailing (0.8%)
Aeon Co. Ltd.	5,469	107,632
Carrefour SA	5,240	89,312
Casino Guichard Perrachon SA	510	21,171
Coles Group Ltd.*	10,032	82,955
Colruyt SA	533	37,970
Costco Wholesale Corp.	4,200	855,582
Dairy Farm International Holdings Ltd.	2,900	26,191
FamilyMart UNY Holdings Co. Ltd.	594	75,044
ICA Gruppen AB	730	26,118
J Sainsbury plc	15,273	51,501
Jeronimo Martins SGPS SA	2,151	25,466
Koninklijke Ahold Delhaize NV	11,142	281,086
Kroger Co. (The)	7,670	210,925
Lawson, Inc.	445	28,256
METRO AG	1,588	24,416
Seven & i Holdings Co. Ltd.	6,682	290,950
Sundrug Co. Ltd.	652	19,394
Sysco Corp.	4,500	281,970
Tesco plc	84,803	205,490
Tsuruha Holdings, Inc.	350	30,023
Walgreens Boots Alliance, Inc.	8,100	553,473
Walmart, Inc.	13,770	1,282,675
Welcia Holdings Co. Ltd.	418	18,985
Wm Morrison Supermarkets plc	19,116	51,812
Woolworths Group Ltd.	11,634	241,068

		4,919,465

Food Products (1.0%)
a2 Milk Co. Ltd.*	6,376	47,151
Ajinomoto Co., Inc.	3,988	70,749
Archer-Daniels-Midland Co.	5,250	215,093
Associated British Foods plc	3,187	82,887
Barry Callebaut AG (Registered)	22	34,212
Calbee, Inc.	736	23,001
Campbell Soup Co. (x)	1,800	59,382
Chocoladefabriken Lindt & Spruengli AG	10	62,120
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	74,529
Conagra Brands, Inc.	3,750	80,100
Danone SA	5,489	386,862
General Mills, Inc.	5,650	220,011
Golden Agri-Resources Ltd.	49,475	8,869
Hershey Co. (The)	1,300	139,334
Hormel Foods Corp.	2,500	106,700
JM Smucker Co. (The)	1,050	98,165
Kellogg Co.	2,400	136,824
Kerry Group plc, Class A	1,404	137,846
Kikkoman Corp.	1,280	68,692
Kraft Heinz Co. (The)	5,650	243,176
Lamb Weston Holdings, Inc.	1,414	104,014
Marine Harvest ASA	3,783	79,636
McCormick & Co., Inc. (Non-Voting)	1,200	167,088
Meiji Holdings Co. Ltd.	1,104	89,960
Mondelez International, Inc., Class A	14,050	562,422
Nestle SA (Registered)	27,135	2,206,098
NH Foods Ltd.	788	29,622
Nisshin Seifun Group, Inc.	1,712	35,343
Nissin Foods Holdings Co. Ltd.	574	36,020
Orkla ASA	6,964	54,761
Toyo Suisan Kaisha Ltd.	780	27,220
Tyson Foods, Inc., Class A	2,800	149,520
WH Group Ltd. (m)	75,215	57,353
Wilmar International Ltd.	16,661	38,171
Yakult Honsha Co. Ltd.	1,095	76,773
Yamazaki Baking Co. Ltd.	1,222	25,599

		6,035,303

Household Products (0.7%)
Church & Dwight Co., Inc.	2,300	151,248
Clorox Co. (The)	1,200	184,968
Colgate-Palmolive Co.	8,300	494,016
Essity AB, Class B	5,375	132,086
Henkel AG & Co. KGaA	933	91,755
Henkel AG & Co. KGaA (Preference) (q)	1,610	175,811
Kimberly-Clark Corp.	3,300	376,002
Lion Corp.	1,917	39,541
Pigeon Corp.	1,024	44,216
Procter & Gamble Co. (The)	23,997	2,205,804
Reckitt Benckiser Group plc	5,955	454,760
Unicharm Corp.	3,614	116,758

		4,466,965

Personal Products (0.5%)
Beiersdorf AG	906	94,553
Coty, Inc., Class A	4,501	29,527
Estee Lauder Cos., Inc. (The), Class A	2,100	273,210
Kao Corp.	4,381	322,993
Kobayashi Pharmaceutical Co. Ltd.	430	29,449
Kose Corp.	284	45,041
L’Oreal SA	2,248	516,033
Pola Orbis Holdings, Inc.	793	21,244
Shiseido Co. Ltd.	3,390	210,638
Unilever NV (CVA)	13,679	743,248
Unilever plc	10,020	524,423

		2,810,359

Tobacco (0.5%)
Altria Group, Inc.	18,000	889,020
British American Tobacco plc	20,338	648,562
Imperial Brands plc	8,456	255,709
Japan Tobacco, Inc.	9,783	232,101
Philip Morris International, Inc.	14,800	988,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Swedish Match AB	1,550	$61,109

		3,074,549

Total Consumer Staples		27,796,317

Energy (2.8%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co.	3,950	84,925
Halliburton Co.	8,300	220,614
Helmerich & Payne, Inc.	1,000	47,940
John Wood Group plc	5,790	37,072
National Oilwell Varco, Inc.	3,600	92,520
Schlumberger Ltd.	13,150	474,452
TechnipFMC plc	4,058	79,455
Tenaris SA	4,343	46,554
WorleyParsons Ltd.	2,844	22,873

		1,106,405

Oil, Gas & Consumable Fuels (2.6%)
Aker BP ASA	942	23,855
Anadarko Petroleum Corp.	4,900	214,816
Apache Corp.	3,550	93,187
BP plc	176,981	1,116,648
Cabot Oil & Gas Corp.	4,300	96,105
Caltex Australia Ltd.	2,405	43,160
Chevron Corp.	18,200	1,979,978
Cimarex Energy Co.	900	55,485
Concho Resources, Inc.*	1,400	143,906
ConocoPhillips	11,150	695,202
Devon Energy Corp.	4,900	110,446
Diamondback Energy, Inc.	1,466	135,898
Enagas SA	2,128	57,462
Eni SpA	22,450	353,546
EOG Resources, Inc.	5,500	479,655
Equinor ASA	10,325	220,193
Exxon Mobil Corp.	40,358	2,752,012
Galp Energia SGPS SA	4,556	72,145
Hess Corp.	2,500	101,250
HollyFrontier Corp.	1,684	86,086
Idemitsu Kosan Co. Ltd.	1,251	41,232
Inpex Corp.	8,922	79,622
JXTG Holdings, Inc.	28,377	148,734
Kinder Morgan, Inc.	18,000	276,840
Koninklijke Vopak NV	622	28,177
Lundin Petroleum AB	1,756	43,902
Marathon Oil Corp.	8,100	116,154
Marathon Petroleum Corp.	6,596	389,230
Neste OYJ	1,158	89,410
Newfield Exploration Co.*	1,850	27,121
Noble Energy, Inc.	4,600	86,296
Occidental Petroleum Corp.	7,300	448,074
Oil Search Ltd.	11,716	59,081
OMV AG	1,345	58,827
ONEOK, Inc.	3,912	211,052
Origin Energy Ltd. (x)*	15,019	68,437
Phillips 66	4,000	344,600
Pioneer Natural Resources Co.	1,600	210,432
Repsol SA	12,135	195,075
Royal Dutch Shell plc, Class A	40,710	1,194,859
Royal Dutch Shell plc, Class B	33,181	987,360
Santos Ltd.	14,878	57,422
Showa Shell Sekiyu KK	1,773	24,829
Snam SpA	19,440	85,093
TOTAL SA	21,243	1,122,226
Valero Energy Corp.	4,100	307,377
Washington H Soul Pattinson & Co. Ltd.	955	16,658
Williams Cos., Inc. (The)	11,338	250,003
Woodside Petroleum Ltd.	8,243	182,059

		15,981,217

Total Energy		17,087,622

Financials (8.1%)
Banks (3.9%)
ABN AMRO Group NV (CVA) (m)	3,803	89,079
AIB Group plc	6,364	26,752
Aozora Bank Ltd.	1,069	31,700
Australia & New Zealand Banking Group Ltd.	25,475	438,964
Banco Bilbao Vizcaya Argentaria SA	59,070	311,595
Banco de Sabadell SA	49,047	55,806
Banco Santander SA	143,229	646,370
Bank Hapoalim BM	9,111	57,779
Bank Leumi Le-Israel BM	13,266	80,319
Bank of America Corp.	89,900	2,215,136
Bank of East Asia Ltd. (The)	11,080	35,069
Bank of Ireland Group plc	8,430	46,974
Bank of Kyoto Ltd. (The)	463	18,988
Bank of Queensland Ltd.	3,075	20,929
Bankia SA (x)	10,543	30,701
Bankinter SA	5,760	46,036
Barclays plc	151,590	290,783
BB&T Corp.	7,400	320,568
Bendigo & Adelaide Bank Ltd.	3,819	29,047
BNP Paribas SA	9,997	450,247
BOC Hong Kong Holdings Ltd.	31,661	116,939
CaixaBank SA	30,661	110,352
Chiba Bank Ltd. (The)	5,281	29,284
Citigroup, Inc.	24,250	1,262,455
Citizens Financial Group, Inc.	4,550	135,272
Comerica, Inc.	1,650	113,339
Commerzbank AG	8,627	57,143
Commonwealth Bank of Australia (x)	15,592	795,780
Concordia Financial Group Ltd.	8,494	32,387
Credit Agricole SA	10,082	108,443
Danske Bank A/S	6,311	125,045
DBS Group Holdings Ltd.	16,031	276,975
DNB ASA	8,624	138,328
Erste Group Bank AG*	2,691	89,665
Fifth Third Bancorp	6,450	151,769
First Republic Bank	1,595	138,606
Fukuoka Financial Group, Inc.	1,426	28,756
Hang Seng Bank Ltd.	6,836	152,685
HSBC Holdings plc	175,942	1,443,845
Huntington Bancshares, Inc.	10,450	124,564
ING Groep NV	34,271	367,276
Intesa Sanpaolo SpA	131,020	290,376
Japan Post Bank Co. Ltd.	3,569	39,185
JPMorgan Chase & Co.	32,450	3,167,769
KBC Group NV	2,208	142,873

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
KeyCorp	10,050	$148,539
Lloyds Banking Group plc	628,345	415,195
M&T Bank Corp.	1,450	207,539
Mebuki Financial Group, Inc.	7,194	18,991
Mediobanca Banca di Credito Finanziario SpA	5,287	44,706
Mitsubishi UFJ Financial Group, Inc.	104,028	512,977
Mizrahi Tefahot Bank Ltd.	1,179	19,955
Mizuho Financial Group, Inc.	213,702	333,070
National Australia Bank Ltd.	24,253	411,547
Nordea Bank Abp	27,040	228,057
Oversea-Chinese Banking Corp. Ltd.	27,520	226,041
People’s United Financial, Inc.	3,300	47,619
PNC Financial Services Group, Inc. (The)	4,500	526,095
Raiffeisen Bank International AG	1,299	33,085
Regions Financial Corp.	10,650	142,497
Resona Holdings, Inc.	17,984	86,027
Royal Bank of Scotland Group plc	42,358	116,466
Seven Bank Ltd.	5,281	15,062
Shinsei Bank Ltd.	1,380	16,334
Shizuoka Bank Ltd. (The)	3,936	30,636
Skandinaviska Enskilda Banken AB, Class A	14,186	138,090
Societe Generale SA	6,810	216,210
Standard Chartered plc	24,426	188,805
Sumitomo Mitsui Financial Group, Inc.	11,838	390,380
Sumitomo Mitsui Trust Holdings, Inc.	2,955	107,559
SunTrust Banks, Inc.	4,450	224,458
SVB Financial Group*	500	94,960
Svenska Handelsbanken AB, Class A	13,478	149,305
Swedbank AB, Class A	7,976	177,801
UniCredit SpA	17,859	202,591
United Overseas Bank Ltd.	12,058	216,125
US Bancorp	14,800	676,360
Wells Fargo & Co.	41,800	1,926,144
Westpac Banking Corp. (x)	30,429	536,687
Yamaguchi Financial Group, Inc.	1,702	16,268
Zions Bancorp NA	1,850	75,369

		23,599,503

Capital Markets (1.4%)
3i Group plc	8,758	85,990
Affiliated Managers Group, Inc.	550	53,592
Ameriprise Financial, Inc.	1,400	146,118
Amundi SA (m)	541	28,443
ASX Ltd.	1,764	74,546
Bank of New York Mellon Corp. (The)	9,600	451,872
BlackRock, Inc.	1,200	471,384
Cboe Global Markets, Inc.	1,068	104,482
Charles Schwab Corp. (The)	11,400	473,442
CME Group, Inc.	3,300	620,796
Credit Suisse Group AG (Registered)*	22,650	249,606
Daiwa Securities Group, Inc.	13,793	70,329
Deutsche Bank AG (Registered)	17,114	136,573
Deutsche Boerse AG	1,727	207,684
E*TRADE Financial Corp.	2,450	107,506
Franklin Resources, Inc.	2,950	87,497
Goldman Sachs Group, Inc. (The)	3,350	559,618
Hargreaves Lansdown plc	2,481	58,456
Hong Kong Exchanges & Clearing Ltd.	10,487	300,945
Intercontinental Exchange, Inc.	5,500	414,315
Invesco Ltd.	3,850	64,449
Investec plc	5,249	29,287
Japan Exchange Group, Inc.	4,457	71,578
Julius Baer Group Ltd.	1,998	71,396
London Stock Exchange Group plc	2,848	146,971
Macquarie Group Ltd.	2,883	220,607
Moody’s Corp.	1,650	231,066
Morgan Stanley	13,000	515,450
MSCI, Inc.	851	125,463
Nasdaq, Inc.	1,100	89,727
Natixis SA	8,041	37,940
Nomura Holdings, Inc.	30,066	114,635
Northern Trust Corp.	2,000	167,180
Partners Group Holding AG	156	94,822
Raymond James Financial, Inc.	1,190	88,548
S&P Global, Inc.	2,400	407,856
SBI Holdings, Inc.	2,028	39,586
Schroders plc	1,080	33,494
Singapore Exchange Ltd.	6,326	33,056
St James’s Place plc	4,520	54,156
State Street Corp.	3,500	220,745
T. Rowe Price Group, Inc.	2,350	216,952
UBS Group AG (Registered)*	34,314	428,340

		8,206,498

Consumer Finance (0.2%)
Acom Co. Ltd.	2,416	7,950
AEON Financial Service Co. Ltd.	953	17,119
American Express Co.	6,850	652,942
Capital One Financial Corp.	4,600	347,714
Credit Saison Co. Ltd.	1,309	15,265
Discover Financial Services	3,350	197,583
Synchrony Financial	6,750	158,355

		1,396,928

Diversified Financial Services (0.8%)
AMP Ltd.	24,934	43,039
Berkshire Hathaway, Inc., Class B*	18,783	3,835,113
Challenger Ltd.	4,544	30,373
Eurazeo SE	423	29,863
EXOR NV	996	53,821
Groupe Bruxelles Lambert SA	737	64,008
Industrivarden AB, Class C	1,557	31,586
Investor AB, Class B	4,126	175,369
Jefferies Financial Group, Inc.	2,850	49,476
Kinnevik AB, Class B	2,145	51,900
L E Lundbergforetagen AB, Class B	772	22,819
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,513	16,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
ORIX Corp.	11,616	$168,776
Pargesa Holding SA	374	27,017
Standard Life Aberdeen plc	20,031	65,542
Tokyo Century Corp.	372	16,185
Wendel SA	254	30,467

		4,712,187

Insurance (1.8%)
Admiral Group plc	1,767	45,933
Aegon NV	15,219	70,749
Aflac, Inc.	7,300	332,588
Ageas	1,609	72,285
AIA Group Ltd.	107,047	880,596
Allianz SE (Registered)	3,809	764,339
Allstate Corp. (The)	3,350	276,810
American International Group, Inc.	8,507	335,261
Aon plc	2,300	334,328
Arthur J Gallagher & Co.	1,750	128,975
Assicurazioni Generali SpA	10,513	175,919
Assurant, Inc.	500	44,720
Aviva plc	34,272	163,459
Baloise Holding AG (Registered)	451	62,250
Brighthouse Financial, Inc.*	1,077	32,827
Chubb Ltd.	4,450	574,851
Cincinnati Financial Corp.	1,400	108,388
CNP Assurances	1,583	33,484
Dai-ichi Life Holdings, Inc.	9,482	146,926
Direct Line Insurance Group plc	11,747	47,579
Everest Re Group Ltd.	404	87,975
Gjensidige Forsikring ASA	1,892	29,468
Hannover Rueck SE	556	74,949
Hartford Financial Services Group, Inc. (The)	3,400	151,130
Insurance Australia Group Ltd.	19,741	97,325
Japan Post Holdings Co. Ltd.	13,895	159,757
Legal & General Group plc	52,465	153,947
Lincoln National Corp.	2,050	105,186
Loews Corp.	2,450	111,524
Mapfre SA	8,698	23,055
Marsh & McLennan Cos., Inc.	4,800	382,800
Medibank Pvt Ltd.	23,529	42,589
MetLife, Inc.	9,600	394,176
MS&AD Insurance Group Holdings, Inc.	4,214	119,616
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,341	292,648
NN Group NV	2,734	108,607
Poste Italiane SpA (m)	4,203	33,732
Principal Financial Group, Inc.	2,500	110,425
Progressive Corp. (The)	5,500	331,815
Prudential Financial, Inc.	4,000	326,200
Prudential plc	23,075	412,283
QBE Insurance Group Ltd.	11,620	82,660
RSA Insurance Group plc	8,738	57,013
Sampo OYJ, Class A	3,922	172,416
SCOR SE	1,477	66,521
Sompo Holdings, Inc.	3,015	101,770
Sony Financial Holdings, Inc.	1,679	31,165
Suncorp Group Ltd.	11,586	103,062
Swiss Life Holding AG (Registered)	313	120,811
Swiss Re AG	2,700	248,081
T&D Holdings, Inc.	4,853	55,986
Tokio Marine Holdings, Inc.	5,972	283,882
Torchmark Corp.	1,000	74,530
Travelers Cos., Inc. (The)	2,600	311,350
Tryg A/S	1,210	30,458
Unum Group	2,100	61,698
Willis Towers Watson plc	1,250	189,825
Zurich Insurance Group AG*	1,353	404,262

		10,576,964

Total Financials		48,492,080

Health Care (7.3%)
Biotechnology (1.1%)
AbbVie, Inc.	14,452	1,332,330
Alexion Pharmaceuticals, Inc.*	2,100	204,456
Amgen, Inc.	6,416	1,249,003
BeiGene Ltd. (ADR)*	289	40,535
Biogen, Inc.*	2,000	601,840
Celgene Corp.*	6,700	429,403
CSL Ltd.	4,023	525,388
Genmab A/S*	571	93,574
Gilead Sciences, Inc.	12,400	775,620
Grifols SA	2,717	70,969
Incyte Corp.*	1,682	106,958
Regeneron Pharmaceuticals, Inc.*	750	280,125
Shire plc	8,134	472,707
Vertex Pharmaceuticals, Inc.*	2,450	405,989

		6,588,897

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	16,698	1,207,766
ABIOMED, Inc.*	398	129,366
Align Technology, Inc.*	709	148,486
Asahi Intecc Co. Ltd.	864	36,776
Baxter International, Inc.	4,650	306,063
Becton Dickinson and Co.	2,605	586,959
BioMerieux	366	24,126
Boston Scientific Corp.*	13,100	462,954
Cochlear Ltd.	525	63,794
Coloplast A/S, Class B	1,067	99,118
ConvaTec Group plc (m)	11,889	21,000
Cooper Cos., Inc. (The)	469	119,361
Danaher Corp.	5,900	608,408
Dentsply Sirona, Inc.	2,100	78,141
Edwards Lifesciences Corp.*	2,050	313,999
Fisher & Paykel Healthcare Corp. Ltd.	4,875	42,270
Hologic, Inc.*	2,600	106,860
Hoya Corp.	3,381	206,654
IDEXX Laboratories, Inc.*	821	152,722
Intuitive Surgical, Inc.*	1,150	550,758
Koninklijke Philips NV	8,459	298,121
Medtronic plc	12,950	1,177,932
Olympus Corp.	2,626	80,298
ResMed, Inc.	1,402	159,646
Sartorius AG (Preference) (q)	346	43,207
Siemens Healthineers AG (m)*	1,411	59,078
Smith & Nephew plc	7,751	144,156

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sonova Holding AG (Registered)	516	$84,135
Straumann Holding AG (Registered)	97	61,353
Stryker Corp.	3,100	485,925
Sysmex Corp.	1,522	73,432
Terumo Corp.	2,733	153,538
Varian Medical Systems, Inc.*	850	96,314
William Demant Holding A/S*	996	28,235
Zimmer Biomet Holdings, Inc.	1,900	197,068

		8,408,019

Health Care Providers & Services (1.2%)
Alfresa Holdings Corp.	1,799	46,542
AmerisourceBergen Corp.	1,500	111,600
Anthem, Inc.	2,450	643,443
Cardinal Health, Inc.	2,950	131,570
Centene Corp.*	2,000	230,600
Cigna Corp.	3,640	691,309
CVS Health Corp.	12,287	805,044
DaVita, Inc.*	1,300	66,898
Fresenius Medical Care AG & Co. KGaA	1,944	126,275
Fresenius SE & Co. KGaA	3,691	178,414
HCA Healthcare, Inc.	2,700	336,015
Henry Schein, Inc.*	1,450	113,854
Humana, Inc.	1,350	386,748
Laboratory Corp. of America Holdings*	950	120,042
McKesson Corp.	1,950	215,417
Medipal Holdings Corp.	1,499	32,426
NMC Health plc	907	31,706
Quest Diagnostics, Inc.	1,250	104,088
Ramsay Health Care Ltd.	1,317	53,549
Ryman Healthcare Ltd.	3,041	21,852
Sonic Healthcare Ltd.	3,725	58,007
Suzuken Co. Ltd.	653	33,515
UnitedHealth Group, Inc.	9,150	2,279,448
Universal Health Services, Inc., Class B	850	99,076
WellCare Health Plans, Inc.*	472	111,434

		7,028,872

Health Care Technology (0.0%)
Cerner Corp.*	2,940	154,173
M3, Inc.	3,838	52,008

		206,181

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	3,000	202,380
Eurofins Scientific SE (x)	108	40,107
Illumina, Inc.*	1,400	419,902
IQVIA Holdings, Inc.*	1,526	177,275
Lonza Group AG (Registered)*	672	174,705
Mettler-Toledo International, Inc.*	247	139,698
PerkinElmer, Inc.	1,000	78,550
QIAGEN NV*	2,012	68,606
Sartorius Stedim Biotech	245	24,446
Thermo Fisher Scientific, Inc.	3,850	861,591
Waters Corp.*	750	141,488

		2,328,748

Pharmaceuticals (3.2%)
Allergan plc	3,233	432,123
Astellas Pharma, Inc.	16,560	210,745
AstraZeneca plc	11,223	839,317
Bayer AG (Registered)	8,280	574,145
Bristol-Myers Squibb Co.	15,500	805,690
Chugai Pharmaceutical Co. Ltd.	2,005	115,823
Daiichi Sankyo Co. Ltd.	5,133	165,011
Eisai Co. Ltd.	2,253	175,428
Eli Lilly & Co.	9,050	1,047,266
GlaxoSmithKline plc	43,940	833,966
H Lundbeck A/S	671	29,425
Hisamitsu Pharmaceutical Co., Inc.	529	28,868
Ipsen SA	354	45,657
Johnson & Johnson	25,550	3,297,227
Kyowa Hakko Kirin Co. Ltd.	2,461	46,245
Merck & Co., Inc.	25,600	1,956,096
Merck KGaA	1,154	119,068
Mitsubishi Tanabe Pharma Corp.	2,202	31,636
Mylan NV*	4,900	134,260
Nektar Therapeutics*	1,521	49,995
Novartis AG (Registered)	19,207	1,645,048
Novo Nordisk A/S, Class B	16,106	740,356
Ono Pharmaceutical Co. Ltd.	3,464	70,105
Orion OYJ, Class B	911	31,647
Otsuka Holdings Co. Ltd.	3,541	144,502
Perrigo Co. plc	1,250	48,437
Pfizer, Inc.	55,800	2,435,670
Recordati SpA	908	31,517
Roche Holding AG	6,224	1,539,035
Sanofi	9,979	862,376
Santen Pharmaceutical Co. Ltd.	3,418	48,915
Shionogi & Co. Ltd.	2,434	138,017
Sumitomo Dainippon Pharma Co. Ltd.	1,479	47,634
Taisho Pharmaceutical Holdings Co. Ltd.	330	32,809
Takeda Pharmaceutical Co. Ltd. (x)	6,337	215,019
Teva Pharmaceutical Industries Ltd. (ADR)	8,666	133,630
UCB SA	1,145	93,349
Vifor Pharma AG	417	45,260
Zoetis, Inc.	4,650	397,761

		19,639,078

Total Health Care		44,199,795

Industrials (5.8%)
Aerospace & Defense (1.1%)
Airbus SE	5,174	494,846
Arconic, Inc.	4,016	67,710
BAE Systems plc	27,794	162,220
Boeing Co. (The)	5,300	1,709,250
Dassault Aviation SA	26	36,002
Elbit Systems Ltd.	209	24,017
General Dynamics Corp.	2,700	424,467
Harris Corp.	1,100	148,115
Huntington Ingalls Industries, Inc.	427	81,262
L3 Technologies, Inc.	750	130,245
Leonardo SpA	3,458	30,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Lockheed Martin Corp.	2,450	$641,508
Meggitt plc	6,632	39,674
MTU Aero Engines AG	472	85,730
Northrop Grumman Corp.	1,650	404,085
Raytheon Co.	2,800	429,380
Rolls-Royce Holdings plc	14,738	155,096
Rolls-Royce Holdings plc (Preference) (q)(r)*	677,948	864
Safran SA	2,990	359,219
Singapore Technologies Engineering Ltd.	13,370	34,097
Textron, Inc.	2,450	112,676
Thales SA	945	109,929
TransDigm Group, Inc.*	450	153,027
United Technologies Corp.	7,750	825,220

		6,659,077

Air Freight & Logistics (0.3%)
Bollore SA	7,479	29,879
CH Robinson Worldwide, Inc.	1,300	109,317
Deutsche Post AG (Registered)	8,722	238,886
Expeditors International of Washington, Inc.	1,650	112,348
FedEx Corp.	2,400	387,192
Royal Mail plc	7,689	26,694
SG Holdings Co. Ltd.	837	21,952
United Parcel Service, Inc., Class B	6,550	638,821
Yamato Holdings Co. Ltd.	2,689	73,279

		1,638,368

Airlines (0.2%)
Alaska Air Group, Inc.	1,150	69,978
American Airlines Group, Inc.	3,900	125,229
ANA Holdings, Inc.	1,133	40,842
Delta Air Lines, Inc.	6,100	304,390
Deutsche Lufthansa AG (Registered)	2,220	50,066
easyJet plc	1,381	19,387
International Consolidated Airlines Group SA	5,253	41,688
Japan Airlines Co. Ltd.	998	35,348
Ryanair Holdings plc (ADR)*	100	7,134
Singapore Airlines Ltd.	4,666	32,125
Southwest Airlines Co.	5,000	232,400
United Continental Holdings, Inc.*	2,200	184,206

		1,142,793

Building Products (0.2%)
AGC, Inc.	1,708	52,998
Allegion plc	900	71,739
AO Smith Corp.	1,342	57,303
Assa Abloy AB, Class B	8,794	157,230
Cie de Saint-Gobain	4,505	149,950
Daikin Industries Ltd.	2,214	232,982
Fortune Brands Home & Security, Inc.	1,339	50,869
Geberit AG (Registered)	329	128,178
Johnson Controls International plc	8,770	260,031
Kingspan Group plc	1,357	58,121
LIXIL Group Corp.	2,274	28,391
Masco Corp.	2,950	86,258
TOTO Ltd.	1,306	44,893

		1,378,943

Commercial Services & Supplies (0.2%)
Babcock International Group plc (x)	1,948	12,150
Brambles Ltd.	13,593	97,174
Cintas Corp.	800	134,392
Copart, Inc.*	1,931	92,263
Dai Nippon Printing Co. Ltd.	2,217	46,129
Edenred	2,201	80,682
G4S plc	13,256	33,175
ISS A/S	1,580	44,103
Park24 Co. Ltd.	993	21,949
Republic Services, Inc.	2,130	153,552
Rollins, Inc.	1,419	51,226
Secom Co. Ltd.	1,862	153,733
Securitas AB, Class B	2,676	43,024
Societe BIC SA	259	26,386
Sohgo Security Services Co. Ltd.	631	29,708
Toppan Printing Co. Ltd.	2,256	33,016
Waste Management, Inc.	3,780	336,382

		1,389,044

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA (x)	2,274	87,420
Bouygues SA	1,954	69,872
CIMIC Group Ltd.	854	26,109
Eiffage SA	733	61,323
Ferrovial SA	4,333	87,391
Fluor Corp.	1,300	41,860
HOCHTIEF AG	205	27,630
Jacobs Engineering Group, Inc.	1,120	65,475
JGC Corp.	1,771	24,722
Kajima Corp.	3,839	51,461
Obayashi Corp.	5,548	49,817
Quanta Services, Inc.	1,400	42,140
Shimizu Corp.	4,716	38,758
Skanska AB, Class B	2,983	47,629
Taisei Corp.	1,974	83,925
Vinci SA	4,521	371,526

		1,177,058

Electrical Equipment (0.4%)
ABB Ltd. (Registered)	16,298	310,731
AMETEK, Inc.	2,150	145,555
Eaton Corp. plc	4,150	284,939
Emerson Electric Co.	5,950	355,513
Fuji Electric Co. Ltd.	1,102	32,134
Legrand SA	2,415	135,925
Melrose Industries plc (x)	41,702	86,354
Mitsubishi Electric Corp.	16,289	178,575
Nidec Corp.	1,989	227,949
OSRAM Licht AG	934	40,551
Prysmian SpA	2,207	42,793
Rockwell Automation, Inc.	1,200	180,576
Schneider Electric SE	4,878	331,982
Siemens Gamesa Renewable Energy SA (x)*	2,063	24,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Vestas Wind Systems A/S	1,788	$135,761

		2,514,334

Industrial Conglomerates (0.8%)
3M Co.	5,680	1,082,267
CK Hutchison Holdings Ltd.	23,639	225,901
DCC plc	876	66,591
General Electric Co.	82,803	626,819
Honeywell International, Inc.	7,150	944,658
Jardine Matheson Holdings Ltd. (London Stock Exchange)	1,300	91,624
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	693	48,252
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	1,300	47,437
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	827	30,214
Keihan Holdings Co. Ltd.	867	35,268
Keppel Corp. Ltd.	12,485	54,243
NWS Holdings Ltd.	13,728	28,173
Roper Technologies, Inc.	1,050	279,846
Seibu Holdings, Inc.	1,922	33,339
Sembcorp Industries Ltd.	7,123	13,302
Siemens AG (Registered)	6,780	756,169
Smiths Group plc	3,592	62,191
Toshiba Corp.	5,745	163,084

		4,589,378

Machinery (1.0%)
Alfa Laval AB	2,710	57,854
Alstom SA*	1,433	57,718
Amada Holdings Co. Ltd.	2,908	25,937
ANDRITZ AG (x)	715	32,890
Atlas Copco AB, Class A*	6,058	144,729
Atlas Copco AB, Class B*	3,472	76,124
Caterpillar, Inc.	5,700	724,299
CNH Industrial NV	8,738	78,611
Cummins, Inc.	1,500	200,460
Daifuku Co. Ltd.	942	42,463
Deere & Co.	3,100	462,427
Dover Corp.	1,450	102,878
Epiroc AB, Class A*	5,862	55,671
Epiroc AB, Class B*	3,472	31,079
FANUC Corp.	1,720	258,581
Flowserve Corp.	1,200	45,624
Fortive Corp.	2,950	199,597
GEA Group AG	1,563	40,305
Hino Motors Ltd.	2,283	21,439
Hitachi Construction Machinery Co. Ltd.	919	21,286
Hoshizaki Corp.	515	31,547
IHI Corp.	1,322	36,288
Illinois Tool Works, Inc.	2,900	367,401
Ingersoll-Rand plc	2,350	214,391
JTEKT Corp.	1,993	22,055
Kawasaki Heavy Industries Ltd.	1,285	27,326
KION Group AG	667	33,853
Komatsu Ltd.	8,224	175,185
Kone OYJ, Class B	2,991	142,483
Kubota Corp.	8,899	125,305
Kurita Water Industries Ltd.	879	21,116
Makita Corp.	2,027	71,779
Metso OYJ	986	26,006
Minebea Mitsumi, Inc.	3,284	47,158
MISUMI Group, Inc.	2,596	54,178
Mitsubishi Heavy Industries Ltd.	2,739	98,385
Nabtesco Corp.	963	20,720
NGK Insulators Ltd.	2,239	30,183
NSK Ltd.	3,297	28,264
PACCAR, Inc.	3,350	191,419
Parker-Hannifin Corp.	1,250	186,425
Pentair plc	1,450	54,781
Sandvik AB	9,929	142,069
Schindler Holding AG	372	73,906
Schindler Holding AG (Registered)	197	38,312
SKF AB, Class B	3,514	53,509
SMC Corp.	519	155,025
Snap-on, Inc.	550	79,910
Stanley Black & Decker, Inc.	1,450	173,623
Sumitomo Heavy Industries Ltd.	998	29,422
THK Co. Ltd.	1,030	19,140
Volvo AB, Class B	13,961	183,569
Wartsila OYJ Abp	4,022	63,829
Weir Group plc (The)	2,100	34,528
Xylem, Inc.	1,650	110,088
Yangzijiang Shipbuilding Holdings Ltd.	21,114	19,196

		5,862,346

Marine (0.1%)
AP Moller - Maersk A/S, Class A	34	40,131
AP Moller - Maersk A/S, Class B	60	75,722
Kuehne + Nagel International AG (Registered)	495	63,811
Mitsui OSK Lines Ltd.	1,012	21,988
Nippon Yusen KK	1,431	22,173

		223,825

Professional Services (0.3%)
Adecco Group AG (Registered)	1,472	68,935
Bureau Veritas SA	2,488	50,533
Equifax, Inc.	1,120	104,306
Experian plc	8,097	196,796
IHS Markit Ltd.*	3,389	162,570
Intertek Group plc	1,448	88,154
Nielsen Holdings plc	3,130	73,023
Persol Holdings Co. Ltd.	1,517	22,279
Randstad NV	1,101	50,356
Recruit Holdings Co. Ltd.	9,773	233,973
RELX plc (London Stock Exchange)	9,031	185,487
RELX plc (Turquoise Stock Exchange)	8,483	174,634
Robert Half International, Inc.	1,170	66,924
SEEK Ltd.	2,846	33,915
SGS SA (Registered)	48	108,144
Teleperformance	526	84,200
Verisk Analytics, Inc.*	1,450	158,108
Wolters Kluwer NV	2,572	151,885

		2,014,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Road & Rail (0.6%)
Aurizon Holdings Ltd.	17,210	$51,879
Central Japan Railway Co.	1,282	272,410
ComfortDelGro Corp. Ltd.	16,492	25,899
CSX Corp.	8,300	515,679
DSV A/S	1,684	111,043
East Japan Railway Co.	2,747	244,163
Hankyu Hanshin Holdings, Inc.	2,064	69,124
JB Hunt Transport Services, Inc.	800	74,432
Kansas City Southern	1,000	95,450
Keikyu Corp.	2,012	33,147
Keio Corp.	973	56,946
Keisei Electric Railway Co. Ltd.	1,179	36,703
Kintetsu Group Holdings Co. Ltd.	1,548	66,988
Kyushu Railway Co.	1,538	51,814
MTR Corp. Ltd.	12,924	68,018
Nagoya Railroad Co. Ltd.	1,572	41,693
Nippon Express Co. Ltd.	683	37,944
Norfolk Southern Corp.	2,700	403,758
Odakyu Electric Railway Co. Ltd.	2,738	60,005
Tobu Railway Co. Ltd.	1,654	44,365
Tokyu Corp.	4,545	73,866
Union Pacific Corp.	7,400	1,022,902
West Japan Railway Co.	1,478	104,383

		3,562,611

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	1,197	47,401
Ashtead Group plc	4,425	91,679
Brenntag AG	1,406	60,682
Bunzl plc	3,033	91,259
Fastenal Co.	2,650	138,568
Ferguson plc	2,085	133,536
ITOCHU Corp.	12,578	212,140
Marubeni Corp.	13,465	93,701
Mitsubishi Corp.	11,943	325,959
Mitsui & Co. Ltd.	14,574	225,870
MonotaRO Co. Ltd.	1,110	27,069
Rexel SA	2,592	27,638
Sumitomo Corp.	10,137	143,003
Toyota Tsusho Corp.	1,961	57,674
United Rentals, Inc.*	800	82,024
WW Grainger, Inc.	500	141,180

		1,899,383

Transportation Infrastructure (0.1%)
Aena SME SA (m)	604	93,648
Aeroports de Paris	278	52,564
Atlantia SpA	4,319	89,438
Auckland International Airport Ltd.	8,188	39,303
Fraport AG Frankfurt Airport Services Worldwide	410	29,306
Getlink SE	3,994	53,600
Japan Airport Terminal Co. Ltd.	475	16,404
Kamigumi Co. Ltd.	1,081	22,058
SATS Ltd.	4,955	16,980
Sydney Airport	9,426	44,680
Transurban Group	23,024	189,020

		647,001

Total Industrials		34,698,383

Information Technology (7.9%)
Communications Equipment (0.5%)
Arista Networks, Inc.*	455	95,868
Cisco Systems, Inc.	44,850	1,943,350
F5 Networks, Inc.*	590	95,598
Juniper Networks, Inc.	3,250	87,458
Motorola Solutions, Inc.	1,500	172,560
Nokia OYJ	49,028	283,279
Telefonaktiebolaget LM Ericsson, Class B	27,051	238,428

		2,916,541

Electronic Equipment, Instruments & Components (0.4%)
Alps Alpine Co. Ltd.	1,694	32,717
Amphenol Corp., Class A	2,850	230,907
Corning, Inc.	7,900	238,659
FLIR Systems, Inc.	1,250	54,425
Hamamatsu Photonics KK	1,336	45,204
Hexagon AB, Class B	2,298	106,069
Hirose Electric Co. Ltd.	287	28,404
Hitachi High-Technologies Corp.	612	19,090
Hitachi Ltd.	8,587	228,258
Ingenico Group SA	570	32,239
IPG Photonics Corp.*	353	39,991
Keyence Corp.	868	437,455
Keysight Technologies, Inc.*	1,805	112,054
Kyocera Corp.	2,921	145,259
Murata Manufacturing Co. Ltd.	1,607	221,424
Nippon Electric Glass Co. Ltd.	790	19,209
Omron Corp.	1,742	62,787
Shimadzu Corp.	1,936	37,884
TDK Corp.	1,164	82,825
TE Connectivity Ltd.	3,300	249,579
Venture Corp. Ltd.	2,400	24,322
Yaskawa Electric Corp.	2,165	52,429
Yokogawa Electric Corp.	1,951	33,465

		2,534,655

IT Services (1.8%)
Accenture plc, Class A	6,170	870,032
Akamai Technologies, Inc.*	1,600	97,728
Alliance Data Systems Corp.	450	67,536
Amadeus IT Group SA	3,886	270,579
Atos SE	846	68,834
Automatic Data Processing, Inc.	4,250	557,260
Broadridge Financial Solutions, Inc.	1,124	108,185
Capgemini SE	1,454	143,546
Cognizant Technology Solutions Corp., Class A	5,610	356,123
Computershare Ltd.	3,948	47,798
DXC Technology Co.	2,658	141,326
Fidelity National Information Services, Inc.	3,200	328,160
Fiserv, Inc.*	3,840	282,202
FleetCor Technologies, Inc.*	856	158,976
Fujitsu Ltd.	1,757	110,148
Gartner, Inc.*	862	110,198
Global Payments, Inc.	1,520	156,758
International Business Machines Corp.	8,795	999,728
Jack Henry & Associates, Inc.	743	94,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Mastercard, Inc., Class A	8,750	$1,650,687
Nomura Research Institute Ltd.	985	36,208
NTT Data Corp.	5,392	58,910
Obic Co. Ltd.	613	46,913
Otsuka Corp.	1,043	28,555
Paychex, Inc.	2,980	194,147
PayPal Holdings, Inc.*	10,650	895,559
Total System Services, Inc.	1,550	126,000
VeriSign, Inc.*	900	133,461
Visa, Inc., Class A	17,000	2,242,980
Western Union Co. (The)	4,330	73,870
Wirecard AG	1,070	162,888
Wix.com Ltd.*	386	34,871

		10,654,170

Semiconductors & Semiconductor Equipment (1.5%)
Advanced Micro Devices, Inc.*	7,772	143,471
Analog Devices, Inc.	3,506	300,920
Applied Materials, Inc.	9,550	312,667
ASM Pacific Technology Ltd.	2,649	25,384
ASML Holding NV	3,639	567,782
Broadcom, Inc.	4,159	1,057,551
Disco Corp.	272	31,393
Infineon Technologies AG	10,145	201,872
Intel Corp.	44,450	2,086,038
KLA-Tencor Corp.	1,450	129,760
Lam Research Corp.	1,550	211,064
Maxim Integrated Products, Inc.	2,685	136,532
Microchip Technology, Inc. (x)	2,250	161,820
Micron Technology, Inc.*	11,000	349,030
NVIDIA Corp.	5,800	774,300
NXP Semiconductors NV	3,086	226,142
Qorvo, Inc.*	1,150	69,840
QUALCOMM, Inc.	11,687	665,107
Renesas Electronics Corp.*	7,266	33,327
Rohm Co. Ltd.	862	54,459
Skyworks Solutions, Inc.	1,700	113,934
STMicroelectronics NV	5,953	84,953
SUMCO Corp.	2,005	22,608
Texas Instruments, Inc.	9,350	883,575
Tokyo Electron Ltd.	1,409	161,654
Xilinx, Inc.	2,400	204,408

		9,009,591

Software (2.3%)
Adobe, Inc.*	4,700	1,063,328
ANSYS, Inc.*	793	113,351
Autodesk, Inc.*	2,050	263,651
Cadence Design Systems, Inc.*	2,684	116,700
Check Point Software Technologies Ltd.*	1,121	115,071
Citrix Systems, Inc.	1,240	127,050
Dassault Systemes SE	1,183	139,673
Fortinet, Inc.*	1,386	97,616
Intuit, Inc.	2,370	466,535
Micro Focus International plc	4,001	69,929
Microsoft Corp.	75,251	7,643,244
Nice Ltd.*	568	61,511
Oracle Corp.	24,827	1,120,939
Oracle Corp. Japan	344	21,765
Red Hat, Inc.*	1,660	291,562
Sage Group plc (The)	9,238	70,728
salesforce.com, Inc.*	7,291	998,648
SAP SE	8,707	867,302
Symantec Corp.	5,830	110,158
Synopsys, Inc.*	1,399	117,852
Temenos Group AG (Registered)	564	67,969
Trend Micro, Inc.	1,109	60,020

		14,004,602

Technology Hardware, Storage & Peripherals (1.4%)
Apple, Inc.	43,892	6,923,524
Brother Industries Ltd.	2,017	29,606
Canon, Inc. (x)	8,883	244,766
FUJIFILM Holdings Corp.	3,482	134,366
Hewlett Packard Enterprise Co.	14,530	191,941
HP, Inc.	15,650	320,199
Konica Minolta, Inc.	4,022	36,099
NEC Corp.	2,409	72,120
NetApp, Inc.	2,500	149,175
Ricoh Co. Ltd.	5,960	58,290
Seagate Technology plc	2,650	102,264
Seiko Epson Corp.	2,390	33,535
Western Digital Corp.	2,850	105,365
Xerox Corp.	1,950	38,532

		8,439,782

Total Information Technology		47,559,341

Materials (2.3%)
Chemicals (1.3%)
Air Liquide SA	3,818	472,689
Air Products & Chemicals, Inc.	2,150	344,107
Air Water, Inc.	1,355	20,358
Akzo Nobel NV	2,269	182,388
Albemarle Corp.	1,014	78,149
Arkema SA	624	53,250
Asahi Kasei Corp.	11,154	113,806
BASF SE	8,156	564,400
Celanese Corp.	1,302	117,141
CF Industries Holdings, Inc.	2,150	93,546
Chr Hansen Holding A/S	897	79,442
Clariant AG (Registered)	1,707	31,496
Covestro AG (m)	1,748	86,478
Croda International plc	1,203	71,458
Daicel Corp.	2,482	25,506
DowDuPont, Inc.	22,155	1,184,849
Eastman Chemical Co.	1,350	98,698
Ecolab, Inc.	2,450	361,007
EMS-Chemie Holding AG (Registered)	78	37,141
Evonik Industries AG	1,536	38,364
FMC Corp.	1,250	92,450
FUCHS PETROLUB SE (Preference) (q)	693	28,567
Givaudan SA (Registered)	82	190,192
Hitachi Chemical Co. Ltd.	987	14,741
Incitec Pivot Ltd.	14,414	33,298
International Flavors & Fragrances, Inc.	750	100,703
Israel Chemicals Ltd.	6,007	34,156
Johnson Matthey plc	1,757	62,688
JSR Corp.	1,643	24,552
Kaneka Corp.	417	14,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Kansai Paint Co. Ltd.	1,502	$28,827
Koninklijke DSM NV	1,657	134,824
Kuraray Co. Ltd.	2,704	37,935
LANXESS AG	782	36,019
Linde plc	5,304	827,636
LyondellBasell Industries NV, Class A	3,050	253,638
Mitsubishi Chemical Holdings Corp.	11,160	83,959
Mitsubishi Gas Chemical Co., Inc.	1,541	23,022
Mitsui Chemicals, Inc.	1,771	39,735
Mosaic Co. (The)	3,250	94,933
Nippon Paint Holdings Co. Ltd. (x)	1,412	47,878
Nissan Chemical Corp.	1,141	59,396
Nitto Denko Corp.	1,474	73,594
Novozymes A/S, Class B	1,928	86,179
Orica Ltd.	3,222	39,144
PPG Industries, Inc.	2,400	245,352
Sherwin-Williams Co. (The)	800	314,768
Shin-Etsu Chemical Co. Ltd.	3,259	251,076
Showa Denko KK (x)	1,200	35,198
Sika AG (Registered)	1,181	150,097
Solvay SA	671	66,828
Sumitomo Chemical Co. Ltd.	12,600	61,618
Symrise AG	1,115	82,397
Taiyo Nippon Sanso Corp.	1,291	21,256
Teijin Ltd.	1,635	26,029
Toray Industries, Inc.	11,937	83,402
Tosoh Corp.	2,213	28,634
Umicore SA	1,877	74,654
Yara International ASA	1,637	62,834

		8,021,384

Construction Materials (0.2%)
Boral Ltd.	10,016	34,848
CRH plc	7,478	197,124
Fletcher Building Ltd.	6,489	21,246
HeidelbergCement AG	1,328	81,218
Imerys SA	314	15,023
James Hardie Industries plc (CHDI)	3,770	40,147
LafargeHolcim Ltd. (Registered)*	4,343	179,462
Martin Marietta Materials, Inc.	600	103,122
Taiheiyo Cement Corp.	1,180	36,318
Vulcan Materials Co.	1,250	123,500

		832,008

Containers & Packaging (0.1%)
Amcor Ltd.	10,405	97,103
Avery Dennison Corp.	850	76,355
Ball Corp.	3,250	149,435
International Paper Co.	3,950	159,422
Packaging Corp. of America	899	75,031
Sealed Air Corp.	1,450	50,518
Smurfit Kappa Group plc	1,964	52,157
Toyo Seikan Group Holdings Ltd.	1,482	33,807
Westrock Co.	2,350	88,736

		782,564

Metals & Mining (0.6%)
Alumina Ltd.	20,913	33,574
Anglo American plc	9,417	208,173
Antofagasta plc	3,369	33,388
ArcelorMittal	5,829	120,270
BHP Group Ltd. (x)	26,241	633,103
BHP Group plc	18,652	389,941
BlueScope Steel Ltd.	4,776	36,864
Boliden AB*	2,477	53,874
Fortescue Metals Group Ltd.	13,301	38,980
Freeport-McMoRan, Inc.	12,850	132,483
Fresnillo plc	1,925	21,039
Glencore plc	100,587	371,001
Hitachi Metals Ltd.	1,990	20,665
JFE Holdings, Inc.	4,445	70,724
Kobe Steel Ltd.	2,776	19,226
Maruichi Steel Tube Ltd.	583	18,349
Mitsubishi Materials Corp.	983	25,771
Newcrest Mining Ltd.	6,922	106,642
Newmont Mining Corp.	5,050	174,983
Nippon Steel & Sumitomo Metal Corp.	6,734	115,150
Norsk Hydro ASA	11,490	52,005
Nucor Corp.	2,950	152,840
Randgold Resources Ltd. (r)	868	72,021
Rio Tinto Ltd.	3,289	181,913
Rio Tinto plc	10,475	499,457
South32 Ltd.	44,331	104,590
Sumitomo Metal Mining Co. Ltd.	2,112	56,173
thyssenkrupp AG	3,909	67,092
voestalpine AG	1,076	32,181

		3,842,472

Paper & Forest Products (0.1%)
Mondi plc	3,318	68,657
Oji Holdings Corp.	7,367	37,707
Stora Enso OYJ, Class R	4,950	57,312
UPM-Kymmene OYJ	4,694	119,356

		283,032

Total Materials		13,761,460

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Alexandria Real Estate Equities, Inc. (REIT)	953	109,824
American Tower Corp. (REIT)	4,200	664,398
Apartment Investment & Management Co. (REIT), Class A	1,450	63,626
Ascendas REIT (REIT)	21,276	40,004
AvalonBay Communities, Inc. (REIT)	1,300	226,265
Boston Properties, Inc. (REIT)	1,450	163,197
British Land Co. plc (The) (REIT)	8,151	55,386
CapitaLand Commercial Trust (REIT)	23,015	29,490
CapitaLand Mall Trust (REIT)	21,435	35,465
Covivio (REIT)	342	32,926
Crown Castle International Corp. (REIT)	4,000	434,520
Daiwa House REIT Investment Corp. (REIT)	17	38,054
Dexus (REIT)	8,692	65,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Digital Realty Trust, Inc. (REIT)	2,000	$213,100
Duke Realty Corp. (REIT)	3,387	87,723
Equinix, Inc. (REIT)	750	264,420
Equity Residential (REIT)	3,500	231,035
Essex Property Trust, Inc. (REIT)	650	159,386
Extra Space Storage, Inc. (REIT)	1,150	104,052
Federal Realty Investment Trust (REIT)	700	82,628
Gecina SA (REIT)	418	53,960
Goodman Group (REIT)	14,126	105,733
GPT Group (The) (REIT)	15,392	57,892
Hammerson plc (REIT)	6,777	28,380
HCP, Inc. (REIT)	4,450	124,288
Host Hotels & Resorts, Inc. (REIT)	7,000	116,690
Icade (REIT)	296	22,502
Iron Mountain, Inc. (REIT)	2,660	86,211
Japan Prime Realty Investment Corp. (REIT)	8	30,379
Japan Real Estate Investment Corp. (REIT)	12	67,389
Japan Retail Fund Investment Corp. (REIT)	26	52,060
Kimco Realty Corp. (REIT)	4,050	59,332
Klepierre SA (REIT)	1,880	57,882
Land Securities Group plc (REIT)	6,334	64,931
Link REIT (REIT)	18,890	190,234
Macerich Co. (The) (REIT)	1,000	43,280
Mid-America Apartment Communities, Inc. (REIT)	1,082	103,547
Mirvac Group (REIT)	31,703	50,018
Nippon Building Fund, Inc. (REIT)	12	75,573
Nippon Prologis REIT, Inc. (REIT)	17	35,887
Nomura Real Estate Master Fund, Inc. (REIT)	37	48,692
Prologis, Inc. (REIT)	5,050	296,536
Public Storage (REIT)	1,500	303,615
Realty Income Corp. (REIT)	2,650	167,056
Regency Centers Corp. (REIT)	1,369	80,333
SBA Communications Corp. (REIT)*	1,150	186,174
Scentre Group (REIT)	45,487	124,940
Segro plc (REIT)	8,569	64,276
Simon Property Group, Inc. (REIT)	3,000	503,970
SL Green Realty Corp. (REIT)	800	63,264
Stockland (REIT)	20,799	51,600
Suntec REIT (REIT)	17,991	23,441
UDR, Inc. (REIT)	2,550	101,031
Unibail-Rodamco-Westfield (REIT)	1,164	179,802
United Urban Investment Corp. (REIT)	27	41,866
Ventas, Inc. (REIT)	3,400	199,206
Vicinity Centres (REIT)	28,115	51,478
Vornado Realty Trust (REIT)	1,600	99,248
Welltower, Inc. (REIT)	3,550	246,406
Weyerhaeuser Co. (REIT)	7,200	157,392

		7,516,998

Real Estate Management & Development (0.4%)
Aeon Mall Co. Ltd.	805	12,879
Aroundtown SA	6,849	56,842
Azrieli Group Ltd.	414	19,767
CapitaLand Ltd.	21,942	49,903
CBRE Group, Inc., Class A*	2,800	112,112
City Developments Ltd.	3,506	20,806
CK Asset Holdings Ltd.	22,916	166,640
Daito Trust Construction Co. Ltd.	637	87,004
Daiwa House Industry Co. Ltd.	5,135	163,085
Deutsche Wohnen SE	3,243	148,648
Hang Lung Group Ltd.	6,302	16,011
Hang Lung Properties Ltd.	17,369	33,107
Henderson Land Development Co. Ltd.	11,350	56,266
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	6,900	42,435
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	3,243	20,444
Hulic Co. Ltd.	2,662	23,821
Hysan Development Co. Ltd.	4,708	22,323
Kerry Properties Ltd.	4,971	16,889
LendLease Group	5,091	41,529
Mitsubishi Estate Co. Ltd.	10,617	166,378
Mitsui Fudosan Co. Ltd.	8,034	178,012
New World Development Co. Ltd.	50,476	66,308
Nomura Real Estate Holdings, Inc.	1,126	20,544
Sino Land Co. Ltd.	27,000	45,950
Sumitomo Realty & Development Co. Ltd.	3,185	116,328
Sun Hung Kai Properties Ltd.	13,939	197,641
Swire Pacific Ltd., Class A	4,257	44,721
Swire Properties Ltd.	9,996	34,930
Swiss Prime Site AG (Registered)	665	53,878
Tokyu Fudosan Holdings Corp.	5,361	26,612
UOL Group Ltd.	4,385	19,841
Vonovia SE	4,364	198,064
Wharf Holdings Ltd. (The)	10,422	27,037
Wharf Real Estate Investment Co. Ltd.	10,415	61,910
Wheelock & Co. Ltd.	6,997	39,739

		2,408,404

Total Real Estate		9,925,402

Utilities (1.8%)
Electric Utilities (1.1%)
Alliant Energy Corp.	2,142	90,499
American Electric Power Co., Inc.	4,700	351,278
AusNet Services	12,928	14,167
Chubu Electric Power Co., Inc.	5,505	78,281
Chugoku Electric Power Co., Inc. (The)	2,461	31,909
CK Infrastructure Holdings Ltd.	5,668	42,784
CLP Holdings Ltd.	14,565	164,188
Duke Energy Corp.	6,650	573,895
Edison International	3,050	173,148
EDP – Energias de Portugal SA	22,310	77,827
Electricite de France SA	5,230	82,407

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Endesa SA	2,955	$68,011
Enel SpA	72,052	415,673
Entergy Corp.	1,750	150,622
Evergy, Inc.	2,570	145,899
Eversource Energy	2,950	191,868
Exelon Corp.	9,150	412,665
FirstEnergy Corp.	4,200	157,710
Fortum OYJ	4,008	87,904
HK Electric Investments & HK Electric Investments Ltd. (m)	19,376	19,525
Iberdrola SA	53,842	430,814
Kansai Electric Power Co., Inc. (The)	6,346	95,291
Kyushu Electric Power Co., Inc.	3,207	38,134
NextEra Energy, Inc.	4,500	782,190
Orsted A/S (m)	1,701	113,862
PG&E Corp.*	4,850	115,187
Pinnacle West Capital Corp.	1,050	89,460
Power Assets Holdings Ltd.	11,892	82,561
PPL Corp.	6,650	188,395
Red Electrica Corp. SA	3,939	87,740
Southern Co. (The)	9,600	421,632
SSE plc	8,959	123,179
Terna Rete Elettrica Nazionale SpA	12,021	68,239
Tohoku Electric Power Co., Inc.	3,867	50,828
Tokyo Electric Power Co. Holdings, Inc.*	12,357	73,076
Verbund AG	604	25,775
Xcel Energy, Inc.	4,800	236,496

		6,353,119

Gas Utilities (0.1%)
APA Group	10,284	61,567
Hong Kong & China Gas Co. Ltd.	81,736	168,689
Naturgy Energy Group SA	3,198	81,133
Osaka Gas Co. Ltd.	3,467	63,351
Toho Gas Co. Ltd.	714	30,086
Tokyo Gas Co. Ltd.	3,513	88,842

		493,668

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	6,250	90,375
Electric Power Development Co. Ltd.	1,271	30,105
Meridian Energy Ltd.	9,393	21,380
NRG Energy, Inc.	2,800	110,880
Uniper SE	1,894	49,036

		301,776

Multi-Utilities (0.5%)
AGL Energy Ltd.	5,973	86,428
Ameren Corp.	2,250	146,767
CenterPoint Energy, Inc.	4,100	115,743
Centrica plc	47,842	82,267
CMS Energy Corp.	2,600	129,090
Consolidated Edison, Inc.	2,900	221,734
Dominion Energy, Inc.	6,200	443,052
DTE Energy Co.	1,700	187,510
E.ON SE	19,281	190,622
Engie SA	16,277	232,633
Innogy SE (m)	1,307	60,993
National Grid plc	30,107	291,152
NiSource, Inc.	3,200	81,120
Public Service Enterprise Group, Inc.	4,800	249,840
RWE AG	4,650	101,089
SCANA Corp.	1,300	62,114
Sempra Energy	2,550	275,884
Suez	3,481	45,881
Veolia Environnement SA	4,901	100,529
WEC Energy Group, Inc.	2,950	204,317

		3,308,765

Water Utilities (0.0%)
American Water Works Co., Inc.	1,650	149,770
Severn Trent plc	2,224	51,382
United Utilities Group plc	5,826	54,556

		255,708

Total Utilities		10,713,036

Total Common Stocks (52.0%) (Cost $299,798,637)		313,310,486

EXCHANGE TRADED FUNDS (ETF):
Equity (6.9%)
iShares Russell 2000 ETF (x)	158,019	21,158,744
SPDR S&P MidCap 400 ETF Trust	68,262	20,660,860

Total Exchange Traded Funds (6.9%) (Cost $43,627,828)		41,819,604

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (0.7%)
FHLB 3.250%, 11/16/28	$350,000	356,136
FHLMC 2.375%, 1/13/22	1,380,000	1,374,153
2.750%, 6/19/23	701,000	704,533
FNMA 2.875%, 10/30/20	352,000	353,914
2.875%, 9/12/23	799,000	808,121
1.875%, 9/24/26	612,000	568,004

Total U.S. Government Agency Securities		4,164,861

U.S. Treasury Obligations (11.1%)
U.S. Treasury Bonds 8.000%, 11/15/21	3,245,000	3,736,187
6.125%, 11/15/27	238,000	302,325
U.S. Treasury Notes 3.125%, 5/15/19#	618,600	619,973
3.625%, 8/15/19#	1,593,100	1,603,016
1.500%, 11/30/19	1,395,000	1,380,532
3.625%, 2/15/20	703,200	710,781
1.500%, 5/31/20	2,100,000	2,069,061
1.625%, 7/31/20	2,780,000	2,740,472
1.375%, 8/31/20	2,968,000	2,912,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.625%, 2/15/21	$3,071,000	$3,142,057
1.375%, 5/31/21#	3,561,700	3,470,478
1.250%, 10/31/21	3,597,500	3,477,349
1.875%, 11/30/21	3,500,000	3,442,532
1.750%, 4/30/22	1,965,900	1,920,311
1.750%, 5/31/22	603,000	588,671
1.875%, 7/31/22#	1,055,000	1,033,117
2.000%, 7/31/22	2,453,000	2,412,436
1.875%, 8/31/22	605,500	592,515
1.875%, 10/31/22	748,000	731,199
1.625%, 11/15/22	2,361,000	2,285,835
2.000%, 11/30/22	898,000	881,747
2.125%, 12/31/22	895,000	882,437
2.000%, 2/15/23	751,000	736,391
1.750%, 5/15/23	2,762,000	2,676,622
1.625%, 5/31/23	157,000	151,258
1.375%, 8/31/23	786,000	747,161
1.375%, 9/30/23	284,400	270,002
2.750%, 11/15/23	485,600	490,949
2.125%, 11/30/23	997,000	979,046
2.250%, 12/31/23	3,466,000	3,422,449
2.250%, 11/15/24#	2,105,000	2,069,094
2.000%, 2/15/25	2,961,000	2,864,382
2.125%, 5/15/25	2,135,000	2,077,650
1.625%, 2/15/26	2,980,000	2,789,637
2.000%, 11/15/26	725,000	692,054
2.250%, 2/15/27	404,000	392,338
2.375%, 5/15/27	1,502,800	1,471,335
2.250%, 8/15/27#	1,152,500	1,115,389
2.250%, 11/15/27	769,000	742,836
2.750%, 2/15/28	502,000	504,602
2.875%, 5/15/28	560,000	568,582
2.875%, 8/15/28	609,000	618,381
3.125%, 11/15/28	302,000	313,270

Total U.S. Treasury Obligations		66,628,558

Total Long-Term Debt Securities (11.8%) (Cost $71,364,553)		70,793,419

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA* (Cost $5,579)	12,135	5,561

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (16.7%)
JPMorgan Prime Money Market Fund, IM Shares	100,671,482	100,681,549

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $709,699, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $723,893. (xx)	$709,585	$709,585
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,000,164, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		1,709,585

U.S. Treasury Obligations (9.4%)
U.S. Treasury Bills 2.31%, 3/7/19 (p)	6,000,000	5,974,748
2.30%, 3/28/19 (p)	50,608,000	50,328,406

Total U.S. Treasury Obligations		56,303,154

Total Short-Term Investments (26.4%) (Cost $158,696,444)		158,694,288

Total Investments in Securities (97.1%) (Cost $573,493,041)		584,623,358
Other Assets Less Liabilities (2.9%)		17,670,915

Net Assets (100%)		$602,294,273

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $8,631,603.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $815,201 or 0.1% of net assets.

(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $1,962,485. This was collateralized by $340,563 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 2/15/48 and by cash of $1,709,585 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS) Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.4%
Austria	0.1
Belgium	0.2
Chile	0.0	#
China	0.0	#
Colombia	0.0	#
Denmark	0.3
Finland	0.2
France	1.9
Germany	1.6
Hong Kong	0.6
Ireland	0.1
Israel	0.1
Italy	0.4
Japan	4.5
Jersey	0.0	#
Luxembourg	0.1
Macau	0.1
Mexico	0.0	#
Netherlands	0.9
New Zealand	0.0	#
Norway	0.1
Portugal	0.0	#
Singapore	0.3
South Africa	0.0	#
Spain	0.6
Sweden	0.5
Switzerland	1.7
United Arab Emirates	0.0	#
United Kingdom	2.8
United States	78.6
Cash and Other	2.9

	100.0%

#    Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	345	3/2019	EUR	11,755,739	(163,468)
FTSE 100 Index	106	3/2019	GBP	8,996,815	(2,803)
MSCI EAFE E-Mini Index	4	3/2019	USD	343,200	(8,348)
TOPIX Index	109	3/2019	JPY	14,852,561	(768,641)
U.S. Treasury 10 Year Note	370	3/2019	USD	45,145,781	1,041,582
U.S. Treasury 2 Year Note	240	3/2019	USD	50,955,000	333,542
U.S. Treasury 5 Year Note	70	3/2019	USD	8,028,125	129,062

					560,926

Short Contracts
S&P 500 E-Mini Index	(226)	3/2019	USD	(28,308,760)	804,341
SPI 200 Index	(34)	3/2019	AUD	(3,329,357)	(20,311)

					784,030

					1,344,956

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	10,270,413	USD	11,786,532	JPMorgan Chase Bank	3/15/2019	51,452
GBP	1,172,661	USD	1,482,561	UBS AG	3/15/2019	17,307
JPY	891,299,519	USD	7,925,109	BNP Paribas	3/15/2019	253,286
JPY	1,319,990,331	USD	11,824,680	JPMorgan Chase Bank	3/15/2019	287,299
JPY	480,352,000	USD	4,300,997	UBS AG	3/15/2019	106,621
SEK	41,326,261	USD	4,618,544	JPMorgan Chase Bank	3/15/2019	71,059
USD	1,238,493	AUD	1,714,965	BNP Paribas	3/15/2019	29,068
USD	567,548	GBP	441,474	Morgan Stanley	3/15/2019	2,889

Total unrealized appreciation						818,981

AUD	5,481,636	USD	3,949,238	Credit Suisse	3/15/2019	(83,486)
GBP	1,698,318	USD	2,214,741	Credit Suisse	3/15/2019	(50,065)
GBP	1,941,000	USD	2,492,551	Goldman Sachs Bank USA	3/15/2019	(9,954)
NOK	18,706,751	USD	2,192,363	Citibank NA	3/15/2019	(21,961)
NOK	18,252,120	USD	2,150,640	JPMorgan Chase Bank	3/15/2019	(32,986)
NZD	6,431,000	USD	4,417,113	Citibank NA	3/15/2019	(95,203)
USD	4,165,617	CHF	4,103,645	Deutsche Bank AG	3/15/2019	(37,400)
USD	2,945,310	EUR	2,573,326	Deutsche Bank AG	3/15/2019	(20,782)
USD	788,551	EUR	686,731	Morgan Stanley	3/15/2019	(2,995)
USD	3,617,784	EUR	3,161,493	UBS AG	3/15/2019	(26,247)
USD	1,462,119	GBP	1,149,772	JPMorgan Chase Bank	3/15/2019	(8,473)
USD	2,300,525	JPY	256,678,737	BNP Paribas	3/15/2019	(54,710)
USD	14,796,627	JPY	1,665,878,883	UBS AG	3/15/2019	(489,160)
USD	2,322,512	SEK	20,794,608	JPMorgan Chase Bank	3/15/2019	(37,209)

Total unrealized depreciation						(970,631)

Net unrealized depreciation						(151,650)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Communication Services	$20,334,061	$6,149,188	$—	$26,483,249
Consumer Discretionary	20,157,139	12,436,662	—	32,593,801
Consumer Staples	15,034,883	12,761,434	—	27,796,317
Energy	10,611,111	6,476,511	—	17,087,622
Financials	27,365,681	21,126,399	—	48,492,080
Health Care	31,674,785	12,525,010	—	44,199,795
Industrials	18,980,332	15,717,187	864	34,698,383
Information Technology	41,303,104	6,256,237	—	47,559,341
Materials	5,493,402	8,196,037	72,021	13,761,460
Real Estate	5,896,300	4,029,102	—	9,925,402
Utilities	6,549,140	4,163,896	—	10,713,036

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Exchange Traded Funds	$41,819,604	$—	$—	$41,819,604
Forward Currency Contracts	—	818,981	—	818,981
Futures	2,308,527	—	—	2,308,527
Rights
Energy	—	5,561	—	5,561
Short-Term Investments
Investment Company	100,681,549	—	—	100,681,549
Repurchase Agreements	—	1,709,585	—	1,709,585
U.S. Treasury Obligations	—	56,303,154	—	56,303,154
U.S. Government Agency Securities	—	4,164,861	—	4,164,861
U.S. Treasury Obligations	—	66,628,558	—	66,628,558

Total Assets	$348,209,618	$239,468,363	$72,885	$587,750,866

Liabilities:
Forward Currency Contracts	$—	$(970,631)	$—	$(970,631)
Futures	(963,571)	—	—	(963,571)

Total Liabilities	$(963,571)	$(970,631)	$—	$(1,934,202)

Total	$347,246,047	$238,497,732	$72,885	$585,816,664

(a)	A security with a market value of $72,021 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$1,504,186	*
Foreign exchange contracts	Receivables	818,981
Equity contracts	Receivables, Net assets – Unrealized appreciation	804,341	*

Total		$3,127,508

	Liability Derivatives

Foreign exchange contracts	Payables	$(970,631)
Equity contracts	Payables, Net assets – Unrealized depreciation	(963,571	)*

Total		$(1,934,202)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(1,672,915)	$—	$(1,672,915)
Foreign exchange contracts	—	232,882	232,882
Equity contracts	(8,685,304)	—	(8,685,304)

Total	$(10,358,219)	$232,882	$(10,125,337)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,672,049	$—	$1,672,049
Foreign exchange contracts	—	201,021	201,021
Equity contracts	(833,481)	—	(833,481)

Total	$838,568	$201,021	$1,039,589

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $121,176,000 and futures contracts with an average notional balance of approximately $176,050,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$282,354	$(54,710)	$—	$227,644
JPMorgan Chase Bank	409,810	(78,668)	—	331,142
Morgan Stanley	2,889	(2,889)	—	—
UBS AG	123,928	(123,928)	—	—

Total	$818,981	$(260,195)	$—	$558,786

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty

BNP Paribas	$54,710	$(54,710)	$—	$—
Citibank NA	117,164	—	—	117,164
Credit Suisse	133,551	—	—	133,551
Deutsche Bank AG	58,182	—	—	58,182
Goldman Sachs Bank USA	9,954	—	—	9,954
JPMorgan Chase Bank	78,668	(78,668)	—	—
Morgan Stanley	2,995	(2,889)	—	106
UBS AG	515,407	(123,928)	—	391,479

Total	$970,631	$(260,195)	$—	$710,436

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$81,223,190
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$32,048,395

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,313,858
Aggregate gross unrealized depreciation	(33,106,961)

Net unrealized appreciation	$10,206,897

Federal income tax cost of investments in securities and derivative instruments, if applicable	$575,609,767

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $571,783,456)	$582,913,773
Repurchase Agreements (Cost $1,709,585)	1,709,585
Cash	18,713,000
Foreign cash (Cost $92,621)	92,374
Dividends, interest and other receivables	1,215,776
Unrealized appreciation on forward foreign currency contracts	818,981
Receivable for securities sold	771,662
Receivable for Portfolio shares sold	636,765
Securities lending income receivable	5,526
Other assets	3,180

Total assets	606,880,622

LIABILITIES
Payable for return of collateral on securities loaned	1,709,585
Payable for securities purchased	1,261,464
Unrealized depreciation on forward foreign currency contracts	970,631
Investment management fees payable	364,633
Distribution fees payable – Class IB	128,479
Administrative fees payable	63,057
Payable for Portfolio shares redeemed	9,123
Due to broker for futures variation margin	8,487
Accrued expenses	70,890

Total liabilities	4,586,349

NET ASSETS	$602,294,273

Net assets were comprised of:
Paid in capital	$601,675,454
Total distributable earnings (loss)	618,819

Net assets	$602,294,273

Class IB
Net asset value, offering and redemption price per share, $602,294,273 / 59,103,180 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.19

(x)	Includes value of securities on loan of $1,962,485.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $351,386 foreign withholding tax)	$10,309,308
Interest	2,354,990
Securities lending (net)	94,382

Total income	12,758,680

EXPENSES
Investment management fees	4,455,046
Distribution fees – Class IB	1,485,015
Administrative fees	719,080
Custodian fees	80,000
Professional fees	62,341
Printing and mailing expenses	54,717
Trustees’ fees	13,866
Recoupment fees	5,152
Miscellaneous	23,314

Total expenses	6,898,531

NET INVESTMENT INCOME (LOSS)	5,860,149

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	755,914
Futures contracts	(10,358,219)
Forward foreign currency contracts	232,882
Foreign currency transactions	70,317

Net realized gain (loss)	(9,299,106)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(42,431,870)
Futures contracts	838,568
Forward foreign currency contracts	201,021
Foreign currency translations	(18,731)

Net change in unrealized appreciation (depreciation)	(41,411,012)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(50,710,118)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,849,969)

See Notes to Financial Statements.

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AXA/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,860,149	$2,990,804
Net realized gain (loss)	(9,299,106)	10,051,796
Net change in unrealized appreciation (depreciation)	(41,411,012)	45,107,509

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(44,849,969)	58,150,109

Distributions to shareholders: (a)
Class IB	(9,653,312)	(11,720,096)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 11,493,779 and 13,819,316 shares, respectively ]	127,553,487	147,988,009
Capital shares issued in reinvestment of dividends and distributions [ 898,538 and 1,062,924 shares, respectively ]	9,653,312	11,720,096
Capital shares repurchased [ (1,331,903) and (996,419) shares, respectively ]	(14,833,479)	(10,605,320)

Total Class IB transactions	122,373,320	149,102,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	122,373,320	149,102,785

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,870,039	195,532,798
NET ASSETS:
Beginning of year	534,424,234	338,891,436

End of year (b)	$602,294,273	$534,424,234

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $4,680,144 for Class IB; and dividends from net realized capital gains of $7,039,952 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(105,423) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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AXA/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						May 1, 2015* to December 31, 2015
Class IB	2018		2017		2016
Net asset value, beginning of period	$11.12		$9.92		$9.60		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.07		0.01		0.04
Net realized and unrealized gain (loss)	(0.87)		1.38		0.38		(0.43)

Total from investment operations	(0.76)		1.45		0.39		(0.39)

Less distributions:
Dividends from net investment income	(0.11)		(0.10)		(0.03)		(0.01)
Distributions from net realized gains	(0.06)		(0.15)		(0.04)		—	#

Total dividends and distributions	(0.17)		(0.25)		(0.07)		(0.01)

Net asset value, end of period	$10.19		$11.12		$9.92		$9.60

Total return (b)	(6.92)%		14.70%		4.06%		(3.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$602,294		$534,424		$338,891		$147,530
Ratio of expenses to average net assets:
After waivers (a)(f)	1.16	%(j)	1.18	%(j)	1.16	%(j)	1.12%
Before waivers (a)(f)	1.16%		1.18%		1.19%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.99%		0.70%		0.10%		0.65	%(l)
Before waivers (a)(f)	0.99%		0.70%		0.07%		0.46	%(l)
Portfolio turnover rate^	7%		11%		79%		13	%(z)

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.60	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	0.05
Net realized and unrealized gain (loss)	(0.48)	(0.42)

Total from investment operations	(0.49)	(0.37)

Less distributions:
Dividends from net investment income	—	(0.03)
Distributions from net realized gains	—	—	#

Total dividends and distributions	—	(0.03)

Net asset value, end of period	$9.11	$9.60

Total return (b)	(5.10)%	(3.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$9,539
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89%	0.92%
Before waivers (a)(f)	0.98%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.80)%	0.70	%(l)
Before waivers (a)(f)	(0.89)%	0.23	%(l)
Portfolio turnover rate^	79%	13	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer being offered, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(5.84)%	2.82%	4.22%
AXA/AB Dynamic Moderate Growth Index	(4.12)	4.16	5.63
S&P 500® Index	(4.38)	8.49	10.55
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.82

* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.84)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA/AB Dynamic Moderate Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (4.12)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

What helped performance during the year:

•	U.S. large cap security selection contributed positively to Portfolio returns.

•	An overweight to cash, particularly in the volatile fourth quarter, added to results.

•	Currency management helped performance during the year.

What hurt performance during the year:

•	An overweight to international large cap securities detracted from Portfolio returns.

•	An underweight to U.S. bonds also detracted from results.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio held futures as a method of modifying exposures and managing duration. During the year, these securities had a negligible impact on returns.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

Throughout most of 2018, the Portfolio held a close to neutral position to risk assets. The Portfolio’s risk level was reduced in October to a modest underweight and further reduced early December to a significant underweight, with the proceeds added to cash as opposed to fixed income to maintain neutral duration. At the time, stock volatility elevated and was accompanied by both a widening and change in the trend of credit spreads as well as decelerating growth, signaling a protracted period of elevated risk in equity markets. The Portfolio’s equity position was characterized by a regional bias towards international large cap stocks. The team saw more pronounced headwinds for U.S. equity markets relative to non-U.S. developed markets driven by relative valuations, depreciating currencies, and expectations of further rate hikes by the Federal Reserve.

2018 was a challenging year for equity and fixed income markets globally. While we do not see a recession in the U.S. in the near term, we expect economic momentum to further decelerate and for the markets to remain volatile. We believe softer growth momentum, together with maturing business cycle, warrant a more cautious approach entering 2019.

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	3.94
Weighted Average Coupon (%)	2.02
Weighted Average Modified Duration (Years)*	3.66
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	31.3%
Information Technology	10.1
Financials	9.9
Health Care	9.1
Industrials	7.0
Consumer Discretionary	6.7
Consumer Staples	5.6
Communication Services	5.5
Energy	3.5
Materials	2.7
Utilities	2.2
Real Estate	2.0
U.S. Government Agency Securities	1.6
Exchange Traded Fund	1.1
Repurchase Agreements	0.5
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$944.50	$5.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.62	5.64

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.11%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.5%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	350,763	$10,010,776
Bezeq The Israeli Telecommunication Corp. Ltd.	81,417	79,628
BT Group plc	331,053	1,002,107
CenturyLink, Inc.	46,992	711,929
Deutsche Telekom AG (Registered)	130,834	2,222,432
Elisa OYJ	5,583	231,196
HKT Trust & HKT Ltd.	148,610	213,968
Iliad SA	1,042	145,628
Koninklijke KPN NV	131,982	385,747
Nippon Telegraph & Telephone Corp.	27,156	1,105,685
Orange SA	78,313	1,267,290
PCCW Ltd.	166,664	95,881
Proximus SADP	5,970	161,128
Singapore Telecommunications Ltd.	320,492	688,582
Spark New Zealand Ltd.	72,046	200,100
Swisscom AG (Registered)	1,017	486,694
Telecom Italia SpA*	684,202	361,053
Telefonica Deutschland Holding AG	29,190	114,214
Telefonica SA	183,430	1,548,195
Telenor ASA	28,880	557,496
Telia Co. AB	110,482	524,274
Telstra Corp. Ltd.	163,400	327,994
TPG Telecom Ltd. (x)	14,568	66,077
United Internet AG (Registered)	4,828	211,202
Verizon Communications, Inc.	199,425	11,211,673

		33,930,949

Entertainment (1.0%)
Activision Blizzard, Inc.	36,624	1,705,580
DeNA Co. Ltd.	4,439	73,869
Electronic Arts, Inc.*	14,815	1,169,052
Konami Holdings Corp.	3,661	161,208
Netflix, Inc.*	21,046	5,633,172
Nexon Co. Ltd.	17,506	223,632
Nintendo Co. Ltd.	4,449	1,175,474
Take-Two Interactive Software, Inc.*	5,539	570,185
Toho Co. Ltd.	4,451	160,852
Twenty-First Century Fox, Inc., Class A	50,830	2,445,939
Twenty-First Century Fox, Inc., Class B	21,182	1,012,076
Ubisoft Entertainment SA*	3,130	251,104
Viacom, Inc., Class B	17,000	436,900
Vivendi SA	40,988	995,899
Walt Disney Co. (The)	72,657	7,966,840

		23,981,782

Interactive Media & Services (2.0%)
Alphabet, Inc., Class A*	14,504	15,156,100
Alphabet, Inc., Class C*	14,728	15,252,464
Auto Trader Group plc (m)	37,218	214,803
Facebook, Inc., Class A*	115,736	15,171,832
Kakaku.com, Inc.	5,373	94,494
LINE Corp. (x)*	2,828	96,673
REA Group Ltd.	2,068	107,750
TripAdvisor, Inc.*	5,207	280,866
Twitter, Inc.*	31,419	902,982
Yahoo Japan Corp.	111,829	280,937

		47,558,901

Media (0.7%)
Axel Springer SE	1,906	107,768
CBS Corp. (Non-Voting), Class B	16,645	727,719
Charter Communications, Inc., Class A*	8,970	2,556,181
Comcast Corp., Class A	223,904	7,623,931
CyberAgent, Inc.	3,970	155,021
Dentsu, Inc.	8,491	377,466
Discovery, Inc., Class A (x)*	7,455	184,437
Discovery, Inc., Class C*	14,753	340,499
DISH Network Corp., Class A*	10,990	274,420
Eutelsat Communications SA	6,853	135,524
Hakuhodo DY Holdings, Inc.	9,160	129,980
Informa plc	49,130	393,959
Interpublic Group of Cos., Inc. (The)	18,535	382,377
ITV plc	142,212	225,688
JCDecaux SA	2,923	81,803
News Corp., Class A	18,436	209,249
News Corp., Class B	5,820	67,221
Omnicom Group, Inc.	11,130	815,161
Pearson plc	30,659	365,501
ProSiebenSat.1 Media SE	9,146	162,669
Publicis Groupe SA	8,311	475,652
RTL Group SA	1,519	81,304
Schibsted ASA, Class B	3,847	116,709
SES SA (FDR)	14,299	273,881
Singapore Press Holdings Ltd.	62,831	107,959
Telenet Group Holding NV	2,078	96,467
WPP plc	49,529	531,956

		17,000,502

Wireless Telecommunication Services (0.3%)
1&1 Drillisch AG	2,082	105,910
KDDI Corp.	69,573	1,657,930
Millicom International Cellular SA (SDR)	2,596	164,731
NTT DOCOMO, Inc.	51,964	1,166,851
SoftBank Group Corp.	32,404	2,135,901
Tele2 AB, Class B	19,597	250,408
Vodafone Group plc	1,048,673	2,037,708

		7,519,439

Total Communication Services		129,991,573

Consumer Discretionary (6.7%)
Auto Components (0.3%)
Aisin Seiki Co. Ltd.	6,361	219,491
Aptiv plc	12,783	787,049
BorgWarner, Inc.	9,560	332,114
Bridgestone Corp.	23,914	917,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cie Generale des Etablissements Michelin SCA	6,674	$659,853
Continental AG	4,318	597,086
Denso Corp.	17,143	760,808
Faurecia SA	2,980	111,845
Goodyear Tire & Rubber Co. (The)	11,600	236,756
Koito Manufacturing Co. Ltd.	4,102	209,254
Minth Group Ltd.	29,224	93,268
NGK Spark Plug Co. Ltd.	6,150	121,318
Nokian Renkaat OYJ	4,605	141,905
Pirelli & C SpA (m)*	15,701	100,971
Stanley Electric Co. Ltd.	5,169	144,152
Sumitomo Electric Industries Ltd.	29,607	390,848
Sumitomo Rubber Industries Ltd.	6,711	79,869
Toyoda Gosei Co. Ltd. (x)	2,551	50,860
Toyota Industries Corp.	5,755	264,819
Valeo SA	9,430	273,440
Yokohama Rubber Co. Ltd. (The)	4,658	86,888

		6,580,374

Automobiles (0.9%)
Bayerische Motoren Werke AG	12,997	1,052,589
Bayerische Motoren Werke AG (Preference) (q)	2,183	155,364
Daimler AG (Registered)	35,696	1,876,776
Ferrari NV	4,813	478,768
Fiat Chrysler Automobiles NV*	42,607	619,453
Ford Motor Co.	188,490	1,441,949
General Motors Co.	60,950	2,038,778
Harley-Davidson, Inc.	8,100	276,372
Honda Motor Co. Ltd.	63,995	1,672,263
Isuzu Motors Ltd.	21,647	302,241
Mazda Motor Corp.	22,320	229,596
Mitsubishi Motors Corp.	26,324	145,335
Nissan Motor Co. Ltd.	91,123	734,435
Peugeot SA	23,086	490,745
Porsche Automobil Holding SE (Preference) (q)	6,010	355,800
Renault SA	7,545	469,694
Subaru Corp.	24,154	515,633
Suzuki Motor Corp.	13,492	682,702
Toyota Motor Corp.	89,660	5,207,522
Volkswagen AG	1,274	202,988
Volkswagen AG (Preference) (q)	7,285	1,159,288
Yamaha Motor Co. Ltd. (x)	10,988	213,853

		20,322,144

Distributors (0.0%)
Genuine Parts Co.	7,035	675,501
Jardine Cycle & Carriage Ltd.	3,878	100,108
LKQ Corp.*	14,896	353,482

		1,129,091

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	2,816	71,605
H&R Block, Inc.	10,070	255,476

		327,081

Hotels, Restaurants & Leisure (1.1%)
Accor SA	7,404	313,987
Aristocrat Leisure Ltd.	22,558	344,519
Carnival Corp.	19,555	964,061
Carnival plc	6,810	326,653
Chipotle Mexican Grill, Inc.*	1,211	522,898
Compass Group plc	62,169	1,305,219
Crown Resorts Ltd.	14,841	123,970
Darden Restaurants, Inc.	5,965	595,665
Domino’s Pizza Enterprises Ltd. (x)	2,345	67,137
Flight Centre Travel Group Ltd.	2,182	65,960
Galaxy Entertainment Group Ltd.	93,263	585,385
Genting Singapore Ltd.	237,369	169,923
GVC Holdings plc	21,567	185,370
Hilton Worldwide Holdings, Inc.	9,730	698,614
InterContinental Hotels Group plc	7,110	382,652
Marriott International, Inc., Class A	14,530	1,577,377
McDonald’s Corp.	38,545	6,844,436
McDonald’s Holdings Co. Japan Ltd. (x)	2,609	111,156
Melco Resorts & Entertainment Ltd. (ADR)	9,702	170,949
Merlin Entertainments plc (m)	28,084	113,661
MGM China Holdings Ltd. (x)	37,291	62,770
MGM Resorts International	24,570	596,068
Norwegian Cruise Line Holdings Ltd.*	9,903	419,788
Oriental Land Co. Ltd.	7,852	797,221
Paddy Power Betfair plc	3,229	264,539
Royal Caribbean Cruises Ltd.	8,266	808,332
Sands China Ltd.	95,155	412,071
Shangri-La Asia Ltd.	49,261	72,581
SJM Holdings Ltd.	77,750	71,681
Sodexo SA	3,552	363,277
Starbucks Corp.	61,393	3,953,709
Tabcorp Holdings Ltd. (x)	75,066	226,808
TUI AG	17,292	248,166
Whitbread plc	7,208	419,593
Wynn Macau Ltd.	61,200	131,692
Wynn Resorts Ltd.	3,895	385,254
Yum! Brands, Inc.	16,080	1,478,074

		26,181,216

Household Durables (0.4%)
Barratt Developments plc	39,792	234,879
Berkeley Group Holdings plc	4,906	217,606
Casio Computer Co. Ltd.	7,625	91,342
DR Horton, Inc.	16,435	569,637
Electrolux AB	9,443	200,072
Garmin Ltd.	5,330	337,496
Husqvarna AB, Class B	16,389	121,853
Iida Group Holdings Co. Ltd.	5,778	100,953
Leggett & Platt, Inc.	6,355	227,763
Lennar Corp., Class A	13,125	513,844
Mohawk Industries, Inc.*	3,100	362,576
Newell Brands, Inc.	23,347	434,021
Nikon Corp.	12,588	186,536
Panasonic Corp.	86,662	777,591

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

	Number of Shares	Value (Note 1)
Persimmon plc	12,284	$300,951
PulteGroup, Inc.	12,685	329,683
Rinnai Corp.	1,317	86,246
SEB SA	886	114,023
Sekisui Chemical Co. Ltd.	14,499	214,531
Sekisui House Ltd.	24,400	357,748
Sharp Corp.	8,359	84,942
Sony Corp.	49,827	2,399,514
Taylor Wimpey plc	128,622	222,479
Techtronic Industries Co. Ltd.	53,934	284,283
Whirlpool Corp.	3,465	370,304

		9,140,873

Internet & Direct Marketing Retail (1.6%)
Amazon.com, Inc.*	20,230	30,384,853
Booking Holdings, Inc.*	2,379	4,097,637
Delivery Hero SE (m)*	3,649	135,518
eBay, Inc.*	45,435	1,275,360
Expedia Group, Inc.	5,927	667,676
Rakuten, Inc. (x)	33,787	224,658
Zalando SE (m)*	4,389	112,793
ZOZO, Inc.	7,951	143,516

		37,042,011

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	7,842	349,886
Hasbro, Inc.	5,425	440,781
Mattel, Inc. (x)*	16,610	165,934
Sankyo Co. Ltd.	1,758	66,571
Sega Sammy Holdings, Inc.	6,792	95,778
Shimano, Inc.	2,912	413,982
Yamaha Corp.	5,263	223,448

		1,756,380

Multiline Retail (0.3%)
Dollar General Corp.	12,410	1,341,273
Dollar Tree, Inc.*	11,444	1,033,622
Don Quijote Holdings Co. Ltd. (x)	4,657	288,902
Harvey Norman Holdings Ltd. (x)	23,154	51,578
Isetan Mitsukoshi Holdings Ltd.	13,197	145,692
J Front Retailing Co. Ltd.	9,027	104,340
Kohl’s Corp.	8,050	534,037
Macy’s, Inc.	14,660	436,575
Marks & Spencer Group plc (x)	63,779	201,017
Marui Group Co. Ltd.	7,462	144,300
Next plc	5,483	279,032
Nordstrom, Inc.	5,630	262,414
Ryohin Keikaku Co. Ltd.	937	228,037
Takashimaya Co. Ltd.	5,582	70,932
Target Corp.	26,200	1,731,558
Wesfarmers Ltd.	44,507	1,010,730

		7,864,039

Specialty Retail (1.2%)
ABC-Mart, Inc.	1,295	71,723
Advance Auto Parts, Inc.	3,566	561,502
AutoZone, Inc.*	1,405	1,177,868
Best Buy Co., Inc.	12,235	647,966
CarMax, Inc.*	8,710	546,378
Dufry AG (Registered) (x)	1,269	120,522
Fast Retailing Co. Ltd.	2,290	1,171,420
Foot Locker, Inc.	5,766	306,751
Gap, Inc. (The)	10,445	269,063
Hennes & Mauritz AB, Class B (x)	34,402	488,631
Hikari Tsushin, Inc.	822	129,308
Home Depot, Inc. (The)	56,485	9,705,253
Industria de Diseno Textil SA	42,819	1,091,588
Kingfisher plc (x)	83,661	221,333
L Brands, Inc.	11,855	304,318
Lowe’s Cos., Inc.	40,115	3,705,021
Nitori Holdings Co. Ltd.	3,145	390,659
O’Reilly Automotive, Inc.*	4,065	1,399,701
Ross Stores, Inc.	18,480	1,537,536
Shimamura Co. Ltd.	869	66,793
Tiffany & Co.	4,900	394,499
TJX Cos., Inc. (The)	61,040	2,730,930
Tractor Supply Co.	6,004	500,974
Ulta Beauty, Inc.*	2,842	695,835
USS Co. Ltd.	8,607	143,649
Yamada Denki Co. Ltd.	24,660	118,151

		28,497,372

Textiles, Apparel & Luxury Goods (0.8%)
adidas AG	7,392	1,544,714
Asics Corp. (x)	6,276	79,548
Burberry Group plc	16,254	357,606
Cie Financiere Richemont SA (Registered)	20,490	1,316,840
EssilorLuxottica SA	11,302	1,427,129
Hanesbrands, Inc.	17,400	218,022
Hermes International	1,244	687,990
HUGO BOSS AG	2,487	153,384
Kering SA	2,975	1,392,343
LVMH Moet Hennessy Louis Vuitton SE	10,904	3,204,095
Michael Kors Holdings Ltd.*	7,263	275,413
Moncler SpA	7,023	234,679
NIKE, Inc., Class B	62,670	4,646,354
Pandora A/S	4,319	175,681
Puma SE	326	159,679
PVH Corp.	3,752	348,748
Ralph Lauren Corp.	2,679	277,169
Swatch Group AG (The)	1,211	354,272
Swatch Group AG (The) (Registered)	2,191	127,003
Tapestry, Inc.	13,750	464,062
Under Armour, Inc., Class A (x)*	8,892	157,122
Under Armour, Inc., Class C*	8,850	143,104
VF Corp.	15,920	1,135,733
Yue Yuen Industrial Holdings Ltd.	28,884	92,171

		18,972,861

Total Consumer Discretionary		157,813,442

Consumer Staples (5.6%)
Beverages (1.3%)
Anheuser-Busch InBev SA/NV	29,909	1,979,446
Asahi Group Holdings Ltd.	14,237	556,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Brown-Forman Corp., Class B	12,580	$598,556
Carlsberg A/S, Class B	4,199	446,725
Coca-Cola Amatil Ltd.	19,893	114,747
Coca-Cola Bottlers Japan, Inc. (x)	5,262	157,084
Coca-Cola Co. (The)	185,430	8,780,111
Coca-Cola European Partners plc	8,586	393,668
Coca-Cola HBC AG	7,949	247,339
Constellation Brands, Inc., Class A	8,350	1,342,847
Davide Campari-Milano SpA	22,798	192,957
Diageo plc	96,619	3,434,180
Heineken Holding NV	4,522	380,588
Heineken NV	10,174	896,710
Kirin Holdings Co. Ltd.	32,290	679,216
Molson Coors Brewing Co., Class B	8,905	500,105
Monster Beverage Corp.*	19,940	981,447
PepsiCo, Inc.	68,700	7,589,976
Pernod Ricard SA	8,335	1,368,586
Remy Cointreau SA	887	100,291
Suntory Beverage & Food Ltd.	5,458	246,350
Treasury Wine Estates Ltd.	28,210	294,034

		31,281,052

Food & Staples Retailing (1.0%)
Aeon Co. Ltd.	23,958	471,501
Carrefour SA	23,236	396,040
Casino Guichard Perrachon SA (x)	2,153	89,377
Coles Group Ltd.*	44,507	368,031
Colruyt SA	2,358	167,978
Costco Wholesale Corp.	21,225	4,323,745
Dairy Farm International Holdings Ltd.	13,274	119,883
FamilyMart UNY Holdings Co. Ltd. (x)	2,486	314,071
ICA Gruppen AB	3,158	112,988
J Sainsbury plc	69,101	233,011
Jeronimo Martins SGPS SA	9,880	116,973
Koninklijke Ahold Delhaize NV	48,942	1,234,688
Kroger Co. (The)	42,560	1,170,400
Lawson, Inc.	1,968	124,960
METRO AG	7,068	108,675
Seven & i Holdings Co. Ltd.	29,576	1,287,810
Sundrug Co. Ltd.	2,810	83,585
Sysco Corp.	23,200	1,453,712
Tesco plc	384,302	931,218
Tsuruha Holdings, Inc.	1,447	124,122
Walgreens Boots Alliance, Inc.	41,155	2,812,121
Walmart, Inc.	70,101	6,529,908
Welcia Holdings Co. Ltd. (x)	1,851	84,069
Wm Morrison Supermarkets plc	88,272	239,253
Woolworths Group Ltd.	51,553	1,068,231

		23,966,350

Food Products (1.2%)
a2 Milk Co. Ltd.*	28,839	213,267
Ajinomoto Co., Inc.	17,958	318,585
Archer-Daniels-Midland Co.	26,975	1,105,166
Associated British Foods plc	13,984	363,695
Barry Callebaut AG (Registered)	86	133,736
Calbee, Inc.	3,154	98,566
Campbell Soup Co. (x)	9,290	306,477
Chocoladefabriken Lindt & Spruengli AG	42	260,904
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	298,118
Conagra Brands, Inc.	19,315	412,568
Danone SA	24,202	1,705,744
General Mills, Inc.	27,485	1,070,266
Golden Agri-Resources Ltd.	251,962	45,165
Hershey Co. (The)	6,775	726,144
Hormel Foods Corp.	13,040	556,547
JM Smucker Co. (The)	5,460	510,455
Kellogg Co.	11,930	680,129
Kerry Group plc (London Stock Exchange), Class A	1,182	116,050
Kerry Group plc (Turquoise Stock Exchange), Class A	5,045	498,375
Kikkoman Corp.	5,708	306,322
Kraft Heinz Co. (The)	28,785	1,238,906
Lamb Weston Holdings, Inc.	7,246	533,016
Marine Harvest ASA	16,354	344,269
McCormick & Co., Inc. (Non-Voting)	5,850	814,554
Meiji Holdings Co. Ltd.	4,794	390,642
Mondelez International, Inc., Class A	71,805	2,874,354
Nestle SA (Registered)	120,235	9,775,207
NH Foods Ltd.	3,613	135,819
Nisshin Seifun Group, Inc.	7,765	160,303
Nissin Foods Holdings Co. Ltd.	2,489	156,190
Orkla ASA	31,997	251,607
Toyo Suisan Kaisha Ltd.	3,482	121,515
Tyson Foods, Inc., Class A	14,380	767,892
WH Group Ltd. (m)	345,642	263,561
Wilmar International Ltd.	75,407	172,762
Yakult Honsha Co. Ltd. (x)	4,699	329,458
Yamazaki Baking Co. Ltd.	4,755	99,609

		28,155,943

Household Products (0.9%)
Church & Dwight Co., Inc.	11,780	774,653
Clorox Co. (The)	6,245	962,604
Colgate-Palmolive Co.	42,210	2,512,339
Essity AB, Class B	23,801	584,890
Henkel AG & Co. KGaA	4,079	401,145
Henkel AG & Co. KGaA (Preference) (q)	6,993	763,631
Kimberly-Clark Corp.	16,920	1,927,865
Lion Corp.	8,806	181,639
Pigeon Corp.	4,536	195,863
Procter & Gamble Co. (The)	121,730	11,189,422
Reckitt Benckiser Group plc	26,361	2,013,084
Unicharm Corp.	15,840	511,744

		22,018,879

Personal Products (0.6%)
Beiersdorf AG	3,956	412,859
Coty, Inc., Class A	22,776	149,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Estee Lauder Cos., Inc. (The), Class A	10,840	$1,410,284
Kao Corp.	19,430	1,432,495
Kobayashi Pharmaceutical Co. Ltd.	1,932	132,315
Kose Corp.	1,189	188,568
L’Oreal SA	9,893	2,270,959
Pola Orbis Holdings, Inc. (x)	3,597	96,361
Shiseido Co. Ltd.	14,916	926,806
Unilever NV (CVA)	60,578	3,291,505
Unilever plc	44,396	2,323,583

		12,635,146

Tobacco (0.6%)
Altria Group, Inc.	91,795	4,533,755
British American Tobacco plc	90,038	2,871,239
Imperial Brands plc	37,438	1,132,124
Japan Tobacco, Inc.	43,179	1,024,418
Philip Morris International, Inc.	75,055	5,010,672
Swedish Match AB	6,906	272,268

		14,844,476

Total Consumer Staples		132,901,846

Energy (3.5%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co.	20,405	438,708
Halliburton Co.	42,115	1,119,417
Helmerich & Payne, Inc.	5,230	250,726
John Wood Group plc	26,603	170,332
National Oilwell Varco, Inc.	18,360	471,852
Schlumberger Ltd.	66,843	2,411,695
TechnipFMC plc	21,126	413,647
Tenaris SA	18,536	198,692
WorleyParsons Ltd.	12,604	101,369

		5,576,438

Oil, Gas & Consumable Fuels (3.3%)
Aker BP ASA	4,241	107,397
Anadarko Petroleum Corp.	26,405	1,157,595
Apache Corp.	18,385	482,606
BP plc	784,208	4,947,902
Cabot Oil & Gas Corp.	22,240	497,064
Caltex Australia Ltd.	10,238	183,732
Chevron Corp.	92,280	10,039,141
Cimarex Energy Co.	4,641	286,118
Concho Resources, Inc.*	7,203	740,396
ConocoPhillips	56,670	3,533,375
Devon Energy Corp.	25,410	572,741
Diamondback Energy, Inc.	7,511	696,270
Enagas SA	8,903	240,404
Eni SpA	99,859	1,572,594
EOG Resources, Inc.	27,910	2,434,031
Equinor ASA	45,869	978,211
Exxon Mobil Corp.	204,714	13,959,448
Galp Energia SGPS SA	19,676	311,574
Hess Corp.	12,870	521,235
HollyFrontier Corp.	8,627	441,012
Idemitsu Kosan Co. Ltd.	5,307	174,915
Inpex Corp.	40,181	358,583
JXTG Holdings, Inc.	127,794	669,815
Kinder Morgan, Inc.	91,623	1,409,162
Koninklijke Vopak NV	2,760	125,029
Lundin Petroleum AB	7,349	183,734
Marathon Oil Corp.	41,020	588,227
Marathon Petroleum Corp.	34,012	2,007,048
Neste OYJ	5,033	388,601
Newfield Exploration Co.*	9,555	140,076
Noble Energy, Inc.	23,700	444,612
Occidental Petroleum Corp.	36,905	2,265,229
Oil Search Ltd.	53,827	271,436
OMV AG	5,781	252,846
ONEOK, Inc.	19,747	1,065,351
Origin Energy Ltd. (x)*	69,065	314,709
Phillips 66	20,260	1,745,399
Pioneer Natural Resources Co.	8,280	1,088,986
Repsol SA	53,257	856,126
Royal Dutch Shell plc, Class A	180,385	5,294,392
Royal Dutch Shell plc, Class B	147,025	4,374,990
Santos Ltd.	69,500	268,235
Showa Shell Sekiyu KK	7,396	103,573
Snam SpA	88,512	387,436
TOTAL SA	94,127	4,972,544
Valero Energy Corp.	20,885	1,565,748
Washington H Soul Pattinson & Co. Ltd.	4,228	73,748
Williams Cos., Inc. (The)	58,107	1,281,259
Woodside Petroleum Ltd.	36,748	811,634

		77,186,289

Total Energy		82,762,727

Financials (9.9%)
Banks (4.8%)
ABN AMRO Group NV (CVA) (m)	16,604	388,921
AIB Group plc	31,965	133,749
Aozora Bank Ltd.	4,643	137,682
Australia & New Zealand Banking Group Ltd. (x)	112,801	1,943,692
Banco Bilbao Vizcaya Argentaria SA	261,741	1,380,687
Banco de Sabadell SA	220,880	251,317
Banco Espirito Santo SA (Registered) (r)*	26,714	—
Banco Santander SA	638,558	2,881,713
Bank Hapoalim BM	41,882	265,602
Bank Leumi Le-Israel BM	59,145	358,092
Bank of America Corp.	462,244	11,389,692
Bank of East Asia Ltd. (The)	49,595	156,972
Bank of Ireland Group plc (Aquis Stock Exchange)	24,455	136,271
Bank of Ireland Group plc (Turquoise Stock Exchange)	13,658	75,800
Bank of Kyoto Ltd. (The) (x)	2,084	85,469
Bank of Queensland Ltd.	15,596	106,151
Bankia SA (x)	48,438	141,050
Bankinter SA	26,463	211,500
Barclays plc	671,701	1,288,472
BB&T Corp.	37,515	1,625,150
Bendigo & Adelaide Bank Ltd.	19,029	144,733
BNP Paribas SA	48,253	2,173,228
BOC Hong Kong Holdings Ltd.	145,258	536,508
CaixaBank SA	140,877	507,031

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Chiba Bank Ltd. (The)	23,782	$131,873
Citigroup, Inc.	124,130	6,462,208
Citizens Financial Group, Inc.	23,508	698,893
Comerica, Inc.	8,370	574,935
Commerzbank AG	39,328	260,497
Commonwealth Bank of Australia	69,081	3,525,736
Concordia Financial Group Ltd.	42,195	160,889
Credit Agricole SA	61,594	662,511
Danske Bank A/S	28,135	557,464
DBS Group Holdings Ltd.	70,451	1,217,217
DNB ASA	37,786	606,085
Erste Group Bank AG*	11,809	393,480
Fifth Third Bancorp	33,475	787,667
First Republic Bank	8,172	710,147
Fukuoka Financial Group, Inc.	5,737	115,688
Hang Seng Bank Ltd.	30,019	670,489
HSBC Holdings plc	781,418	6,412,606
Huntington Bancshares, Inc.	53,205	634,204
ING Groep NV	152,759	1,637,092
Intesa Sanpaolo SpA	584,124	1,294,580
Japan Post Bank Co. Ltd.	15,897	174,538
JPMorgan Chase & Co.	165,780	16,183,444
KBC Group NV	9,795	633,804
KeyCorp	51,200	756,736
Lloyds Banking Group plc	2,792,237	1,845,042
M&T Bank Corp.	7,290	1,043,418
Mebuki Financial Group, Inc.	32,397	85,521
Mediobanca Banca di Credito Finanziario SpA	24,373	206,093
Mitsubishi UFJ Financial Group, Inc.	461,370	2,275,080
Mizrahi Tefahot Bank Ltd.	5,493	92,969
Mizuho Financial Group, Inc.	946,919	1,475,840
National Australia Bank Ltd.	107,324	1,821,173
Nordea Bank Abp	119,232	1,005,611
Oversea-Chinese Banking Corp. Ltd.	123,468	1,014,127
People’s United Financial, Inc.	16,760	241,847
PNC Financial Services Group, Inc. (The)	22,800	2,665,548
Raiffeisen Bank International AG	5,810	147,977
Regions Financial Corp.	54,160	724,661
Resona Holdings, Inc.	82,107	392,761
Royal Bank of Scotland Group plc	189,176	520,153
Seven Bank Ltd.	23,404	66,751
Shinsei Bank Ltd.	6,100	72,199
Shizuoka Bank Ltd. (The)	16,902	131,557
Skandinaviska Enskilda Banken AB, Class A	63,886	621,884
Societe Generale SA	35,732	1,134,454
Standard Chartered plc	110,250	852,197
Sumitomo Mitsui Financial Group, Inc.	52,185	1,720,896
Sumitomo Mitsui Trust Holdings, Inc.	13,024	474,059
SunTrust Banks, Inc.	22,570	1,138,431
SVB Financial Group*	2,560	486,195
Svenska Handelsbanken AB, Class A	59,946	664,063
Swedbank AB, Class A	35,548	792,436
UniCredit SpA	78,789	893,777
United Overseas Bank Ltd.	52,774	945,910
US Bancorp	75,745	3,461,546
Wells Fargo & Co.	212,080	9,772,646
Westpac Banking Corp.	134,829	2,378,028
Yamaguchi Financial Group, Inc.	7,782	74,382
Zions Bancorp NA	9,420	383,771

		113,205,268

Capital Markets (1.7%)
3i Group plc	38,191	374,977
Affiliated Managers Group, Inc.	2,676	260,749
Ameriprise Financial, Inc.	7,130	744,158
Amundi SA (m)	5,970	313,869
ASX Ltd.	7,599	321,129
Bank of New York Mellon Corp. (The)	48,760	2,295,133
BlackRock, Inc.	5,975	2,347,100
Cboe Global Markets, Inc.	5,488	536,891
Charles Schwab Corp. (The)	57,810	2,400,849
CME Group, Inc.	16,480	3,100,218
Credit Suisse Group AG (Registered)*	100,333	1,105,684
Daiwa Securities Group, Inc.	63,372	323,127
Deutsche Bank AG (Registered)	77,072	615,047
Deutsche Boerse AG	7,576	911,069
E*TRADE Financial Corp.	12,775	560,567
Franklin Resources, Inc.	15,635	463,734
Goldman Sachs Group, Inc. (The)	17,070	2,851,544
Hargreaves Lansdown plc	11,171	263,206
Hong Kong Exchanges & Clearing Ltd.	46,493	1,334,206
Intercontinental Exchange, Inc.	28,100	2,116,773
Invesco Ltd.	19,590	327,937
Investec plc	26,710	149,027
Japan Exchange Group, Inc.	20,001	321,212
Julius Baer Group Ltd.	8,785	313,921
London Stock Exchange Group plc	12,294	634,433
Macquarie Group Ltd.	12,693	971,269
Moody’s Corp.	8,065	1,129,423
Morgan Stanley	66,640	2,642,276
MSCI, Inc.	4,358	642,500
Nasdaq, Inc.	5,645	460,463
Natixis SA	74,378	350,942
Nomura Holdings, Inc.	135,873	518,055
Northern Trust Corp.	10,250	856,798
Partners Group Holding AG	682	414,541
Raymond James Financial, Inc.	6,234	463,872
S&P Global, Inc.	12,310	2,091,961
SBI Holdings, Inc.	8,814	172,046
Schroders plc	4,879	151,315
Singapore Exchange Ltd.	31,549	164,854
St James’s Place plc	20,777	248,939
State Street Corp.	17,775	1,121,069
T. Rowe Price Group, Inc.	11,845	1,093,530
UBS Group AG (Registered)*	151,311	1,888,809

		40,369,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Consumer Finance (0.3%)
Acom Co. Ltd.	15,665	$51,545
AEON Financial Service Co. Ltd.	4,426	79,508
American Express Co.	34,835	3,320,472
Capital One Financial Corp.	23,522	1,778,028
Credit Saison Co. Ltd.	6,187	72,149
Discover Financial Services	17,090	1,007,968
Synchrony Financial	34,518	809,792

		7,119,462

Diversified Financial Services (1.0%)
AMP Ltd. (x)	114,561	197,747
Berkshire Hathaway, Inc., Class B*	96,256	19,653,550
Challenger Ltd.	21,580	144,244
Eurazeo SE	4,587	323,833
EXOR NV	4,257	230,037
Groupe Bruxelles Lambert SA	3,167	275,051
Industrivarden AB, Class C	6,556	133,000
Investor AB, Class B	17,879	759,916
Jefferies Financial Group, Inc.	15,095	262,049
Kinnevik AB, Class B (x)	9,495	229,738
L E Lundbergforetagen AB, Class B	2,983	88,173
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,824	75,823
ORIX Corp.	51,997	755,497
Pargesa Holding SA	1,515	109,443
Standard Life Aberdeen plc (x)	91,675	299,964
Tokyo Century Corp.	1,674	72,833
Wendel SA	2,786	334,173

		23,945,071

Insurance (2.1%)
Admiral Group plc	7,906	205,516
Aegon NV	69,923	325,054
Aflac, Inc.	37,640	1,714,878
Ageas	7,172	322,203
AIA Group Ltd.	474,039	3,899,567
Allianz SE (Registered)	16,875	3,386,246
Allstate Corp. (The)	17,090	1,412,147
American International Group, Inc.	43,354	1,708,581
Aon plc	11,855	1,723,243
Arthur J Gallagher & Co.	8,761	645,686
Assicurazioni Generali SpA	46,079	771,061
Assurant, Inc.	2,565	229,414
Aviva plc	153,770	733,398
Baloise Holding AG (Registered)	1,916	264,460
Brighthouse Financial, Inc.*	4,556	138,867
Chubb Ltd.	22,381	2,891,178
Cincinnati Financial Corp.	7,165	554,714
CNP Assurances	15,735	332,834
Dai-ichi Life Holdings, Inc.	42,331	655,931
Direct Line Insurance Group plc	53,974	218,611
Everest Re Group Ltd.	1,950	424,632
Gjensidige Forsikring ASA	7,850	122,264
Hannover Rueck SE	2,367	319,070
Hartford Financial Services Group, Inc. (The)	17,215	765,207
Insurance Australia Group Ltd.	90,704	447,179
Japan Post Holdings Co. Ltd.	61,825	710,829
Legal & General Group plc	233,952	686,481
Lincoln National Corp.	10,475	537,472
Loews Corp.	13,025	592,898
Mapfre SA	42,309	112,146
Marsh & McLennan Cos., Inc.	24,490	1,953,078
Medibank Pvt Ltd.	108,105	195,679
MetLife, Inc.	50,020	2,053,821
MS&AD Insurance Group Holdings, Inc.	18,631	528,847
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,870	1,281,018
NN Group NV	11,958	475,028
Poste Italiane SpA (m)(x)	20,508	164,592
Principal Financial Group, Inc.	12,975	573,106
Progressive Corp. (The)	28,100	1,695,273
Prudential Financial, Inc.	20,380	1,661,989
Prudential plc	101,741	1,817,813
QBE Insurance Group Ltd.	52,810	375,668
RSA Insurance Group plc	40,305	262,979
Sampo OYJ, Class A	17,402	765,012
SCOR SE	10,686	481,273
Sompo Holdings, Inc.	13,043	440,262
Sony Financial Holdings, Inc.	6,831	126,793
Suncorp Group Ltd.	50,971	453,406
Swiss Life Holding AG (Registered)	1,344	518,755
Swiss Re AG	11,963	1,099,184
T&D Holdings, Inc.	21,854	252,116
Tokio Marine Holdings, Inc.	26,426	1,256,175
Torchmark Corp.	5,143	383,308
Travelers Cos., Inc. (The)	13,095	1,568,126
Tryg A/S	4,744	119,415
Unum Group	10,690	314,072
Willis Towers Watson plc	6,434	977,067
Zurich Insurance Group AG (x)*	5,941	1,775,109

		50,420,731

Total Financials		235,059,754

Health Care (9.1%)
Biotechnology (1.4%)
AbbVie, Inc.	74,057	6,827,315
Alexion Pharmaceuticals, Inc.*	10,700	1,041,752
Amgen, Inc.	32,264	6,280,833
BeiGene Ltd. (ADR)*	1,281	179,673
Biogen, Inc.*	10,210	3,072,393
Celgene Corp.*	36,360	2,330,312
CSL Ltd.	17,758	2,319,126
Genmab A/S*	2,413	395,434
Gilead Sciences, Inc.	63,298	3,959,290
Grifols SA	11,709	305,842
Incyte Corp.*	8,430	536,064
Regeneron Pharmaceuticals, Inc.*	3,800	1,419,300
Shire plc	35,899	2,086,269
Vertex Pharmaceuticals, Inc.*	12,273	2,033,759

		32,787,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Equipment & Supplies (1.7%)
Abbott Laboratories	84,022	$6,077,311
ABIOMED, Inc.*	2,042	663,732
Align Technology, Inc.*	3,486	730,073
Asahi Intecc Co. Ltd.	3,825	162,810
Baxter International, Inc.	23,930	1,575,072
Becton Dickinson and Co.	12,916	2,910,233
BioMerieux	1,626	107,182
Boston Scientific Corp.*	66,415	2,347,106
Cochlear Ltd.	2,264	275,105
Coloplast A/S, Class B	4,663	433,164
ConvaTec Group plc (m)	53,897	95,200
Cooper Cos., Inc. (The)	2,359	600,365
Danaher Corp.	29,640	3,056,477
Dentsply Sirona, Inc.	11,009	409,645
Edwards Lifesciences Corp.*	10,198	1,562,028
Fisher & Paykel Healthcare Corp. Ltd.	22,472	194,851
Hologic, Inc.*	13,350	548,685
Hoya Corp.	14,972	915,123
IDEXX Laboratories, Inc.*	4,201	781,470
Intuitive Surgical, Inc.*	5,481	2,624,960
Koninklijke Philips NV	37,308	1,314,848
Medtronic plc	65,483	5,956,334
Olympus Corp.	11,434	349,631
ResMed, Inc.	6,847	779,668
Sartorius AG (Preference) (q)	1,396	174,328
Siemens Healthineers AG (m)*	5,888	246,528
Smith & Nephew plc	34,359	639,024
Sonova Holding AG (Registered)	2,180	355,452
Straumann Holding AG (Registered) (x)	406	256,799
Stryker Corp.	15,535	2,435,111
Sysmex Corp. (x)	6,564	316,694
Terumo Corp.	11,925	669,940
Varian Medical Systems, Inc.*	4,370	495,165
William Demant Holding A/S*	3,962	112,315
Zimmer Biomet Holdings, Inc.	9,770	1,013,344

		41,185,773

Health Care Providers & Services (1.5%)
Alfresa Holdings Corp.	7,380	190,930
AmerisourceBergen Corp.	7,835	582,924
Anthem, Inc.	12,335	3,239,541
Cardinal Health, Inc.	15,170	676,582
Centene Corp.*	8,370	965,061
Cigna Corp.	18,414	3,497,187
CVS Health Corp.	62,219	4,076,589
DaVita, Inc.*	6,960	358,161
Fresenius Medical Care AG & Co. KGaA	8,486	551,217
Fresenius SE & Co. KGaA	16,369	791,239
HCA Healthcare, Inc.	13,468	1,676,093
Henry Schein, Inc.*	7,392	580,420
Humana, Inc.	6,670	1,910,822
Laboratory Corp. of America Holdings*	4,965	627,377
McKesson Corp.	9,945	1,098,624
Medipal Holdings Corp.	6,718	145,322
NMC Health plc	4,086	142,833
Quest Diagnostics, Inc.	6,535	544,169
Ramsay Health Care Ltd. (x)	5,552	225,742
Ryman Healthcare Ltd.	15,701	112,826
Sonic Healthcare Ltd.	15,867	247,087
Suzuken Co. Ltd.	2,839	145,709
UnitedHealth Group, Inc.	46,785	11,655,079
Universal Health Services, Inc., Class B	4,250	495,380
WellCare Health Plans, Inc.*	2,421	571,574

		35,108,488

Health Care Technology (0.0%)
Cerner Corp.*	15,200	797,088
M3, Inc.	16,529	223,980

		1,021,068

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	15,580	1,051,027
Eurofins Scientific SE (x)	451	167,483
Illumina, Inc.*	7,125	2,137,001
IQVIA Holdings, Inc.*	7,046	818,534
Lonza Group AG (Registered)*	2,923	759,912
Mettler-Toledo International, Inc.*	1,234	697,926
PerkinElmer, Inc.	5,320	417,886
QIAGEN NV*	8,893	303,236
Sartorius Stedim Biotech	1,085	108,261
Thermo Fisher Scientific, Inc.	19,415	4,344,883
Waters Corp.*	3,815	719,700

		11,525,849

Pharmaceuticals (4.0%)
Allergan plc	15,937	2,130,139
Astellas Pharma, Inc.	73,830	939,570
AstraZeneca plc	49,726	3,718,782
Bayer AG (Registered)	36,606	2,538,303
Bristol-Myers Squibb Co.	78,805	4,096,284
Chugai Pharmaceutical Co. Ltd.	8,787	507,602
Daiichi Sankyo Co. Ltd.	22,265	715,756
Eisai Co. Ltd.	9,895	770,467
Eli Lilly & Co.	46,570	5,389,080
GlaxoSmithKline plc	194,700	3,695,339
H Lundbeck A/S	2,735	119,935
Hisamitsu Pharmaceutical Co., Inc.	2,241	122,294
Ipsen SA	1,480	190,881
Johnson & Johnson	129,640	16,730,042
Kyowa Hakko Kirin Co. Ltd.	10,183	191,349
Merck & Co., Inc.	130,260	9,953,167
Merck KGaA	5,073	523,426
Mitsubishi Tanabe Pharma Corp.	9,917	142,478
Mylan NV*	24,815	679,931
Nektar Therapeutics*	7,791	256,090
Novartis AG (Registered)	85,104	7,289,020
Novo Nordisk A/S, Class B	71,322	3,278,509
Ono Pharmaceutical Co. Ltd.	14,929	302,135
Orion OYJ, Class B	4,087	141,976
Otsuka Holdings Co. Ltd.	15,328	625,508
Perrigo Co. plc	6,280	243,350
Pfizer, Inc.	287,574	12,552,605
Recordati SpA	4,104	142,452
Roche Holding AG	27,579	6,819,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sanofi	44,215	$3,821,019
Santen Pharmaceutical Co. Ltd.	14,379	205,777
Shionogi & Co. Ltd.	10,815	613,250
Sumitomo Dainippon Pharma Co. Ltd.	6,247	201,194
Taisho Pharmaceutical Holdings Co. Ltd.	1,415	140,680
Takeda Pharmaceutical Co. Ltd. (x)	28,075	952,606
Teva Pharmaceutical Industries Ltd. (ADR)	37,980	585,652
UCB SA	4,962	404,540
Vifor Pharma AG	1,786	193,849
Zoetis, Inc.	23,488	2,009,163

		93,933,776

Total Health Care		215,562,316

Industrials (7.0%)
Aerospace & Defense (1.4%)
Airbus SE	22,855	2,185,874
Arconic, Inc.	20,436	344,551
BAE Systems plc	125,376	731,760
Boeing Co. (The)	26,785	8,638,162
Dassault Aviation SA	99	137,086
Elbit Systems Ltd.	924	106,181
General Dynamics Corp.	13,375	2,102,684
Harris Corp.	5,790	779,623
Huntington Ingalls Industries, Inc.	2,188	416,398
L3 Technologies, Inc.	3,780	656,435
Leonardo SpA	15,887	139,840
Lockheed Martin Corp.	12,040	3,152,554
Meggitt plc	30,481	182,344
MTU Aero Engines AG	2,042	370,891
Northrop Grumman Corp.	8,460	2,071,854
Raytheon Co.	13,970	2,142,299
Rolls-Royce Holdings plc	66,051	695,090
Rolls-Royce Holdings plc (Preference) (q)(r)*	2,877,944	3,668
Safran SA	13,097	1,573,475
Singapore Technologies Engineering Ltd.	61,286	156,295
Textron, Inc.	12,595	579,244
Thales SA	4,174	485,547
TransDigm Group, Inc.*	2,364	803,902
United Technologies Corp.	38,937	4,146,012

		32,601,769

Air Freight & Logistics (0.3%)
Bollore SA	34,472	137,717
CH Robinson Worldwide, Inc.	6,760	568,448
Deutsche Post AG (Registered)	38,755	1,061,457
Expeditors International of Washington, Inc.	8,495	578,425
FedEx Corp.	11,945	1,927,087
Royal Mail plc	35,329	122,651
SG Holdings Co. Ltd.	3,771	98,900
United Parcel Service, Inc., Class B	33,255	3,243,360
Yamato Holdings Co. Ltd.	12,111	330,040

		8,068,085

Airlines (0.3%)
Alaska Air Group, Inc.	5,872	357,311
American Airlines Group, Inc.	20,345	653,278
ANA Holdings, Inc.	4,515	162,755
Delta Air Lines, Inc.	31,388	1,566,261
Deutsche Lufthansa AG (Registered)	9,297	209,668
easyJet plc	6,237	87,558
International Consolidated Airlines Group SA	23,618	187,434
Japan Airlines Co. Ltd.	4,522	160,165
Ryanair Holdings plc (ADR)*	204	14,554
Singapore Airlines Ltd.	21,195	145,928
Southwest Airlines Co.	26,125	1,214,290
United Continental Holdings, Inc.*	11,673	977,380

		5,736,582

Building Products (0.3%)
AGC, Inc.	7,285	226,048
Allegion plc	4,588	365,709
AO Smith Corp.	7,007	299,199
Assa Abloy AB, Class B	39,345	703,460
Cie de Saint-Gobain	19,523	649,830
Daikin Industries Ltd.	9,781	1,029,265
Fortune Brands Home & Security, Inc.	7,254	275,579
Geberit AG (Registered) (x)	1,455	566,866
Johnson Controls International plc	44,730	1,326,245
Kingspan Group plc (x)	6,012	257,497
LIXIL Group Corp. (x)	10,455	130,530
Masco Corp.	15,120	442,109
TOTO Ltd.	5,558	191,054

		6,463,391

Commercial Services & Supplies (0.3%)
Babcock International Group plc (x)	9,924	61,897
Brambles Ltd.	62,493	446,751
Cintas Corp.	4,220	708,918
Copart, Inc.*	9,896	472,831
Dai Nippon Printing Co. Ltd.	9,546	198,625
Edenred	9,393	344,321
G4S plc	60,907	152,430
ISS A/S	6,560	183,111
Park24 Co. Ltd.	4,550	100,574
Republic Services, Inc.	10,860	782,897
Rollins, Inc.	7,275	262,628
Secom Co. Ltd.	8,242	680,487
Securitas AB, Class B	12,292	197,625
Societe BIC SA	1,007	102,588
Sohgo Security Services Co. Ltd.	2,804	132,014
Toppan Printing Co. Ltd.	9,610	140,640
Waste Management, Inc.	19,210	1,709,498

		6,677,835

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	9,882	379,897
Bouygues SA	8,622	308,309
CIMIC Group Ltd.	3,819	116,758

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Eiffage SA	3,078	$257,508
Ferrovial SA	19,328	389,819
Fluor Corp.	6,750	217,350
HOCHTIEF AG	832	112,138
Jacobs Engineering Group, Inc.	5,790	338,483
JGC Corp. (x)	8,136	113,573
Kajima Corp.	17,640	236,461
Obayashi Corp.	25,490	228,882
Quanta Services, Inc.	7,385	222,289
Shimizu Corp.	21,667	178,065
Skanska AB, Class B	13,353	213,203
Taisei Corp.	8,374	356,022
Vinci SA	19,916	1,636,654

		5,305,411

Electrical Equipment (0.5%)
ABB Ltd. (Registered)	72,343	1,379,261
AMETEK, Inc.	11,137	753,975
Eaton Corp. plc	21,255	1,459,368
Emerson Electric Co.	30,585	1,827,454
Fuji Electric Co. Ltd.	4,689	136,729
Legrand SA	10,474	589,514
Melrose Industries plc (x)	190,707	394,906
Mitsubishi Electric Corp.	71,644	785,426
Nidec Corp.	8,778	1,006,000
OSRAM Licht AG	3,905	169,541
Prysmian SpA	9,474	183,700
Rockwell Automation, Inc.	6,235	938,243
Schneider Electric SE	21,591	1,469,419
Siemens Gamesa Renewable Energy SA (x)*	9,359	113,398
Vestas Wind Systems A/S	7,671	582,452

		11,789,386

Industrial Conglomerates (0.9%)
3M Co.	28,760	5,479,930
CK Hutchison Holdings Ltd.	106,001	1,012,977
DCC plc	3,857	293,200
General Electric Co.	419,439	3,175,153
Honeywell International, Inc.	36,350	4,802,562
Jardine Matheson Holdings Ltd. (London Stock Exchange)	8,056	567,787
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	616	42,891
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	8,327	303,852
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	371	13,554
Keihan Holdings Co. Ltd.	3,777	153,640
Keppel Corp. Ltd.	57,104	248,099
NWS Holdings Ltd.	61,182	125,559
Roper Technologies, Inc.	5,015	1,336,598
Seibu Holdings, Inc.	8,730	151,432
Sembcorp Industries Ltd.	38,593	72,070
Siemens AG (Registered)	30,030	3,349,225
Smiths Group plc	15,536	268,986
Toshiba Corp.	25,598	726,654

		22,124,169

Machinery (1.2%)
Alfa Laval AB	11,526	246,061
Alstom SA*	6,109	246,057
Amada Holdings Co. Ltd.	13,359	119,149
ANDRITZ AG (x)	2,858	131,469
Atlas Copco AB, Class A*	26,360	629,756
Atlas Copco AB, Class B*	15,318	335,848
Caterpillar, Inc.	28,920	3,674,864
CNH Industrial NV	39,908	359,032
Cummins, Inc.	7,535	1,006,977
Daifuku Co. Ltd.	3,976	179,229
Deere & Co.	15,680	2,338,986
Dover Corp.	7,470	529,997
Epiroc AB, Class A*	25,869	245,676
Epiroc AB, Class B*	15,308	137,028
FANUC Corp.	7,609	1,143,919
Flowserve Corp.	6,310	239,906
Fortive Corp.	14,770	999,338
GEA Group AG	6,377	164,445
Hino Motors Ltd.	10,150	95,315
Hitachi Construction Machinery Co. Ltd.	4,223	97,814
Hoshizaki Corp.	2,133	130,662
IHI Corp.	5,769	158,353
Illinois Tool Works, Inc.	14,845	1,880,713
Ingersoll-Rand plc	12,015	1,096,128
JTEKT Corp.	8,086	89,483
Kawasaki Heavy Industries Ltd.	5,575	118,553
KION Group AG	2,782	141,199
Komatsu Ltd.	36,246	772,101
Kone OYJ, Class B	13,304	633,767
Kubota Corp.	38,754	545,688
Kurita Water Industries Ltd.	3,878	93,162
Makita Corp.	8,794	311,409
Metso OYJ	4,132	108,983
Minebea Mitsumi, Inc.	15,089	216,678
MISUMI Group, Inc. (x)	11,129	232,261
Mitsubishi Heavy Industries Ltd.	11,919	428,129
Nabtesco Corp.	4,421	95,122
NGK Insulators Ltd.	10,287	138,674
NSK Ltd.	14,066	120,584
PACCAR, Inc.	16,940	967,952
Parker-Hannifin Corp.	6,455	962,699
Pentair plc	7,923	299,331
Sandvik AB	44,316	634,093
Schindler Holding AG	1,599	317,677
Schindler Holding AG (Registered)	790	153,636
SKF AB, Class B	14,884	226,643
SMC Corp.	2,248	671,478
Snap-on, Inc.	2,770	402,453
Stanley Black & Decker, Inc.	7,370	882,484
Sumitomo Heavy Industries Ltd.	4,343	128,034
THK Co. Ltd.	4,729	87,879
Volvo AB, Class B	61,490	808,514
Wartsila OYJ Abp	17,421	276,471
Weir Group plc (The)	9,675	159,074
Xylem, Inc.	8,650	577,128
Yangzijiang Shipbuilding Holdings Ltd.	93,600	85,097

		27,873,158

Marine (0.0%)
AP Moller – Maersk A/S, Class A	148	174,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
AP Moller – Maersk A/S, Class B	257	$324,340
Kuehne + Nagel International AG (Registered)	2,120	273,294
Mitsui OSK Lines Ltd.	4,499	97,752
Nippon Yusen KK	6,008	93,092

		963,167

Professional Services (0.4%)
Adecco Group AG (Registered)	6,212	290,914
Bureau Veritas SA	10,411	211,454
Equifax, Inc.	5,810	541,085
Experian plc	35,922	873,075
IHS Markit Ltd.*	17,408	835,062
Intertek Group plc	6,336	385,736
Nielsen Holdings plc	16,101	375,636
Persol Holdings Co. Ltd.	6,969	102,347
Randstad NV	4,677	213,910
Recruit Holdings Co. Ltd.	43,273	1,035,988
RELX plc (London Stock Exchange)	40,299	827,698
RELX plc (Turquoise Stock Exchange)	37,306	767,994
Robert Half International, Inc.	5,965	341,198
SEEK Ltd.	13,095	156,048
SGS SA (Registered)	210	473,131
Teleperformance	2,269	363,214
Verisk Analytics, Inc.*	7,454	812,784
Wolters Kluwer NV	11,397	673,031

		9,280,305

Road & Rail (0.7%)
Aurizon Holdings Ltd.	78,121	235,492
Central Japan Railway Co.	5,661	1,202,894
ComfortDelGro Corp. Ltd.	84,998	133,479
CSX Corp.	42,790	2,658,543
DSV A/S	7,380	486,636
East Japan Railway Co.	11,991	1,065,803
Hankyu Hanshin Holdings, Inc.	8,984	300,875
JB Hunt Transport Services, Inc.	4,141	385,279
Kansas City Southern	4,950	472,477
Keikyu Corp.	8,660	142,671
Keio Corp.	4,037	236,272
Keisei Electric Railway Co. Ltd.	5,076	158,020
Kintetsu Group Holdings Co. Ltd.	6,736	291,495
Kyushu Railway Co.	6,281	211,602
MTR Corp. Ltd.	59,899	315,245
Nagoya Railroad Co. Ltd.	7,146	189,528
Nippon Express Co. Ltd.	2,939	163,274
Norfolk Southern Corp.	13,750	2,056,175
Odakyu Electric Railway Co. Ltd.	11,573	253,630
Tobu Railway Co. Ltd.	7,501	201,198
Tokyu Corp.	19,623	318,917
Union Pacific Corp.	37,990	5,251,358
West Japan Railway Co.	6,423	453,623

		17,184,486

Trading Companies & Distributors (0.4%)
AerCap Holdings NV*	4,953	196,139
Ashtead Group plc	19,067	395,038
Brenntag AG	6,065	261,760
Bunzl plc	13,202	397,232
Fastenal Co.	13,850	724,216
Ferguson plc	9,101	582,882
ITOCHU Corp.	55,484	935,790
Marubeni Corp.	61,400	427,273
Mitsubishi Corp.	53,055	1,448,025
Mitsui & Co. Ltd.	64,975	1,006,994
MonotaRO Co. Ltd.	4,918	119,932
Rexel SA	11,933	127,237
Sumitomo Corp.	44,189	623,375
Toyota Tsusho Corp.	8,339	245,257
United Rentals, Inc.*	4,050	415,246
WW Grainger, Inc.	2,516	710,418

		8,616,814

Transportation Infrastructure (0.1%)
Aena SME SA (m)	2,650	410,875
Aeroports de Paris	1,166	220,465
Atlantia SpA	19,450	402,771
Auckland International Airport Ltd.	37,765	181,274
Fraport AG Frankfurt Airport Services Worldwide	1,634	116,795
Getlink SE	18,352	246,285
Japan Airport Terminal Co. Ltd.	1,824	62,990
Kamigumi Co. Ltd.	4,221	86,129
SATS Ltd.	26,475	90,728
Sydney Airport	43,379	205,620
Transurban Group	102,651	842,735

		2,866,667

Total Industrials		165,551,225

Information Technology (10.1%)
Communications Equipment (0.6%)
Arista Networks, Inc.*	2,334	491,774
Cisco Systems, Inc.	232,720	10,083,758
F5 Networks, Inc.*	3,035	491,761
Juniper Networks, Inc.	16,550	445,360
Motorola Solutions, Inc.	7,855	903,639
Nokia OYJ	221,059	1,277,259
Telefonaktiebolaget LM Ericsson, Class B	120,603	1,062,995

		14,756,546

Electronic Equipment, Instruments & Components (0.5%)
Alps Alpine Co. Ltd.	7,391	142,747
Amphenol Corp., Class A	14,740	1,194,235
Corning, Inc.	41,945	1,267,158
FLIR Systems, Inc.	6,645	289,323
Hamamatsu Photonics KK	5,505	186,262
Hexagon AB, Class B	10,148	468,401
Hirose Electric Co. Ltd.	1,210	119,752
Hitachi High-Technologies Corp.	2,703	84,314
Hitachi Ltd.	37,946	1,008,673
Ingenico Group SA	2,355	133,197
IPG Photonics Corp.*	1,812	205,281
Keyence Corp.	3,819	1,924,702
Keysight Technologies, Inc.*	9,251	574,302
Kyocera Corp.	12,599	626,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Murata Manufacturing Co. Ltd.	7,074	$974,709
Nippon Electric Glass Co. Ltd.	3,321	80,740
Omron Corp.	7,558	272,414
Shimadzu Corp.	8,716	170,554
TDK Corp. (x)	5,087	361,968
TE Connectivity Ltd.	16,990	1,284,954
Venture Corp. Ltd.	10,768	109,125
Yaskawa Electric Corp. (x)	9,421	228,147
Yokogawa Electric Corp.	8,962	153,722

		11,861,217

IT Services (2.3%)
Accenture plc, Class A	29,810	4,203,508
Akamai Technologies, Inc.*	8,180	499,634
Alliance Data Systems Corp.	2,330	349,686
Amadeus IT Group SA	17,226	1,199,432
Atos SE	3,768	306,579
Automatic Data Processing, Inc.	21,425	2,809,246
Broadridge Financial Solutions, Inc.	5,762	554,592
Capgemini SE	6,296	621,573
Cognizant Technology Solutions Corp., Class A	28,350	1,799,658
Computershare Ltd. (x)	18,116	219,330
DXC Technology Co.	13,799	733,693
Fidelity National Information Services, Inc.	16,025	1,643,364
Fiserv, Inc.*	19,940	1,465,391
FleetCor Technologies, Inc.*	4,385	814,382
Fujitsu Ltd.	7,719	483,910
Gartner, Inc.*	4,348	555,848
Global Payments, Inc.	7,657	789,666
International Business Machines Corp.	45,069	5,122,993
Jack Henry & Associates, Inc.	3,809	481,915
Mastercard, Inc., Class A	44,610	8,415,676
Nomura Research Institute Ltd.	4,438	163,140
NTT Data Corp.	24,774	270,668
Obic Co. Ltd.	2,541	194,465
Otsuka Corp.	4,102	112,303
Paychex, Inc.	15,355	1,000,378
PayPal Holdings, Inc.*	54,435	4,577,439
Total System Services, Inc.	7,965	647,475
VeriSign, Inc.*	3,990	591,677
Visa, Inc., Class A	87,140	11,497,252
Western Union Co. (The)	22,100	377,026
Wirecard AG	4,608	701,486
Wix.com Ltd.*	1,708	154,301

		53,357,686

Semiconductors & Semiconductor Equipment (1.9%)
Advanced Micro Devices, Inc.*	39,800	734,708
Analog Devices, Inc.	17,876	1,534,297
Applied Materials, Inc.	50,765	1,662,046
ASM Pacific Technology Ltd.	11,906	114,089
ASML Holding NV	16,090	2,510,474
Broadcom, Inc.	21,315	5,419,978
Disco Corp.	1,128	130,189
Infineon Technologies AG	44,619	887,861
Intel Corp.	226,055	10,608,761
KLA-Tencor Corp.	7,530	673,860
Lam Research Corp.	7,879	1,072,883
Maxim Integrated Products, Inc.	13,758	699,594
Microchip Technology, Inc. (x)	11,260	809,819
Micron Technology, Inc.*	55,795	1,770,375
NVIDIA Corp.	29,240	3,903,540
NXP Semiconductors NV	13,517	990,526
Qorvo, Inc.*	6,065	368,328
QUALCOMM, Inc.	59,887	3,408,169
Renesas Electronics Corp.*	32,734	150,140
Rohm Co. Ltd.	3,710	234,389
Skyworks Solutions, Inc.	8,842	592,591
STMicroelectronics NV	26,807	382,552
SUMCO Corp. (x)	9,210	103,850
Texas Instruments, Inc.	47,560	4,494,420
Tokyo Electron Ltd.	6,161	706,848
Xilinx, Inc.	12,245	1,042,907

		45,007,194

Software (3.0%)
Adobe, Inc.*	23,785	5,381,118
ANSYS, Inc.*	4,060	580,336
Autodesk, Inc.*	10,660	1,370,983
Cadence Design Systems, Inc.*	13,572	590,111
Check Point Software Technologies Ltd.*	4,906	503,601
Citrix Systems, Inc.	6,230	638,326
Dassault Systemes SE	5,133	606,038
Fortinet, Inc.*	7,101	500,124
Intuit, Inc.	11,765	2,315,940
Micro Focus International plc	17,110	299,048
Microsoft Corp.	385,580	39,163,361
Nice Ltd.*	2,409	260,878
Oracle Corp.	127,213	5,743,667
Oracle Corp. Japan	1,508	95,412
Red Hat, Inc.*	8,525	1,497,331
Sage Group plc (The)	42,576	325,969
salesforce.com, Inc.*	37,363	5,117,610
SAP SE	38,579	3,842,843
Symantec Corp.	29,940	565,716
Synopsys, Inc.*	7,119	599,705
Temenos Group AG (Registered)	2,371	285,734
Trend Micro, Inc.	4,681	253,340

		70,537,191

Technology Hardware, Storage & Peripherals (1.8%)
Apple, Inc.	224,901	35,475,884
Brother Industries Ltd.	8,749	128,420
Canon, Inc. (x)	39,266	1,081,952
FUJIFILM Holdings Corp.	15,150	584,619
Hewlett Packard Enterprise Co.	75,675	999,667
HP, Inc.	79,025	1,616,851
Konica Minolta, Inc.	17,758	159,385
NEC Corp.	10,224	306,083
NetApp, Inc.	12,890	769,146
Ricoh Co. Ltd.	26,316	257,377
Seagate Technology plc	13,740	530,227
Seiko Epson Corp.	10,981	154,079
Western Digital Corp.	14,325	529,595
Xerox Corp.	10,276	203,054

		42,796,339

Total Information Technology		238,316,173

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Materials (2.7%)
Chemicals (1.6%)
Air Liquide SA	16,811	$2,081,293
Air Products & Chemicals, Inc.	10,595	1,695,730
Air Water, Inc.	5,849	87,876
Akzo Nobel NV	9,916	797,074
Albemarle Corp.	5,364	413,403
Arkema SA	2,701	230,494
Asahi Kasei Corp.	49,552	505,585
BASF SE	36,053	2,494,889
Celanese Corp.	6,673	600,370
CF Industries Holdings, Inc.	11,230	488,617
Chr Hansen Holding A/S	3,881	343,716
Clariant AG (Registered)	7,817	144,233
Covestro AG (m)	7,551	373,565
Croda International plc	5,167	306,919
Daicel Corp.	10,302	105,867
DowDuPont, Inc.	113,046	6,045,700
Eastman Chemical Co.	6,870	502,266
Ecolab, Inc.	12,570	1,852,189
EMS-Chemie Holding AG (Registered)	321	152,850
Evonik Industries AG	6,402	159,898
FMC Corp.	6,500	480,740
FUCHS PETROLUB SE (Preference) (q)	2,728	112,456
Givaudan SA (Registered)	363	841,949
Hitachi Chemical Co. Ltd. (x)	4,089	61,070
Incitec Pivot Ltd.	64,180	148,263
International Flavors & Fragrances, Inc.	3,845	516,268
Israel Chemicals Ltd.	27,639	157,157
Johnson Matthey plc	7,596	271,017
JSR Corp.	7,544	112,731
Kaneka Corp.	1,923	68,720
Kansai Paint Co. Ltd.	6,956	133,500
Koninklijke DSM NV	7,121	579,410
Kuraray Co. Ltd.	12,536	175,872
LANXESS AG	3,413	157,202
Linde plc	27,179	4,241,011
LyondellBasell Industries NV, Class A	15,616	1,298,627
Mitsubishi Chemical Holdings Corp.	50,258	378,099
Mitsubishi Gas Chemical Co., Inc.	6,367	95,120
Mitsui Chemicals, Inc.	7,225	162,103
Mosaic Co. (The)	16,875	492,919
Nippon Paint Holdings Co. Ltd. (x)	5,748	194,902
Nissan Chemical Corp.	4,971	258,770
Nitto Denko Corp.	6,479	323,484
Novozymes A/S, Class B	8,593	384,095
Orica Ltd.	14,885	180,840
PPG Industries, Inc.	12,310	1,258,451
Sherwin-Williams Co. (The)	4,015	1,579,742
Shin-Etsu Chemical Co. Ltd.	14,267	1,099,141
Showa Denko KK (x)	5,289	155,137
Sika AG (Registered)	5,085	646,270
Solvay SA	2,909	289,720
Sumitomo Chemical Co. Ltd.	58,484	286,007
Symrise AG	4,840	357,671
Taiyo Nippon Sanso Corp.	5,100	83,970
Teijin Ltd.	6,993	111,328
Toray Industries, Inc. (x)	54,435	380,329
Tosoh Corp.	10,208	132,082
Umicore SA	8,221	326,974
Yara International ASA	6,971	267,573

		38,183,254

Construction Materials (0.2%)
Boral Ltd.	46,018	160,107
CRH plc	32,642	860,459
Fletcher Building Ltd.	33,497	109,673
HeidelbergCement AG	5,841	357,224
Imerys SA	1,406	67,268
James Hardie Industries plc (CHDI)	17,331	184,561
LafargeHolcim Ltd. (Registered) (x)*	19,058	787,519
Martin Marietta Materials, Inc.	3,047	523,688
Taiheiyo Cement Corp.	4,741	145,917
Vulcan Materials Co.	6,410	633,308

		3,829,724

Containers & Packaging (0.2%)
Amcor Ltd.	45,461	424,259
Avery Dennison Corp.	4,280	384,472
Ball Corp.	16,880	776,143
International Paper Co.	19,895	802,962
Packaging Corp. of America	4,582	382,414
Sealed Air Corp.	8,035	279,939
Smurfit Kappa Group plc	8,845	234,891
Toyo Seikan Group Holdings Ltd.	5,972	136,231
Westrock Co.	12,270	463,315

		3,884,626

Metals & Mining (0.7%)
Alumina Ltd.	96,088	154,259
Anglo American plc	41,357	914,240
Antofagasta plc	15,479	153,405
ArcelorMittal	26,073	537,967
BHP Group Ltd. (x)	116,147	2,802,219
BHP Group plc	82,907	1,733,262
BlueScope Steel Ltd.	21,347	164,769
Boliden AB*	10,736	233,504
Fortescue Metals Group Ltd.	61,114	179,101
Freeport-McMoRan, Inc.	65,020	670,356
Fresnillo plc	8,677	94,835
Glencore plc	447,903	1,652,029
Hitachi Metals Ltd.	8,418	87,418
JFE Holdings, Inc.	19,295	306,999
Kobe Steel Ltd.	12,157	84,198
Maruichi Steel Tube Ltd.	2,213	69,649
Mitsubishi Materials Corp.	4,129	108,250
Newcrest Mining Ltd.	30,136	464,283
Newmont Mining Corp.	25,745	892,064
Nippon Steel & Sumitomo Metal Corp.	29,843	510,310
Norsk Hydro ASA	52,790	238,933
Nucor Corp.	15,315	793,470
Randgold Resources Ltd. (r)	3,706	307,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Rio Tinto Ltd.	14,570	$805,858
Rio Tinto plc	46,065	2,196,420
South32 Ltd.	200,950	474,102
Sumitomo Metal Mining Co. Ltd.	9,132	242,884
thyssenkrupp AG	17,105	293,582
voestalpine AG	4,499	134,555

		17,300,419

Paper & Forest Products (0.0%)
Mondi plc	14,415	298,280
Oji Holdings Corp.	33,845	173,229
Stora Enso OYJ, Class R	21,631	250,449
UPM-Kymmene OYJ	20,951	532,729

		1,254,687

Total Materials		64,452,710

Real Estate (2.0%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Alexandria Real Estate Equities, Inc. (REIT)	4,894	563,985
American Tower Corp. (REIT)	21,355	3,378,147
Apartment Investment & Management Co. (REIT), Class A	7,550	331,294
Ascendas REIT (REIT)	103,715	195,010
AvalonBay Communities, Inc. (REIT)	6,665	1,160,043
Boston Properties, Inc. (REIT)	7,445	837,935
British Land Co. plc (The) (REIT) (x)	36,478	247,869
CapitaLand Commercial Trust (REIT)	102,870	131,809
CapitaLand Mall Trust (REIT)	97,516	161,344
Covivio (REIT)	1,477	142,196
Crown Castle International Corp. (REIT)	20,050	2,178,031
Daiwa House REIT Investment Corp. (REIT)	68	152,217
Dexus (REIT) (x)	39,929	298,618
Digital Realty Trust, Inc. (REIT)	9,888	1,053,566
Duke Realty Corp. (REIT)	17,218	445,946
Equinix, Inc. (REIT)	3,859	1,360,529
Equity Residential (REIT)	17,760	1,172,338
Essex Property Trust, Inc. (REIT)	3,203	785,408
Extra Space Storage, Inc. (REIT)	6,113	553,104
Federal Realty Investment Trust (REIT)	3,513	414,675
Gecina SA (REIT)	1,793	231,461
Goodman Group (REIT)	64,081	479,644
GPT Group (The) (REIT)	70,849	266,474
Hammerson plc (REIT)	30,824	129,083
HCP, Inc. (REIT)	22,650	632,615
Host Hotels & Resorts, Inc. (REIT)	35,445	590,868
Icade (REIT)	1,316	100,042
Iron Mountain, Inc. (REIT)	13,588	440,387
Japan Prime Realty Investment Corp. (REIT)	33	125,315
Japan Real Estate Investment Corp. (REIT)	52	292,017
Japan Retail Fund Investment Corp. (REIT)	102	204,235
Kimco Realty Corp. (REIT)	20,500	300,325
Klepierre SA (REIT)	8,020	246,921
Land Securities Group plc (REIT)	29,105	298,359
Link REIT (REIT)	83,025	836,112
Macerich Co. (The) (REIT)	5,180	224,190
Mid-America Apartment Communities, Inc. (REIT)	5,485	524,915
Mirvac Group (REIT)	145,878	230,151
Nippon Building Fund, Inc. (REIT)	53	333,782
Nippon Prologis REIT, Inc. (REIT)	68	143,548
Nomura Real Estate Master Fund, Inc. (REIT)	152	200,033
Prologis, Inc. (REIT)	25,662	1,506,873
Public Storage (REIT)	7,255	1,468,485
Realty Income Corp. (REIT)	13,634	859,487
Regency Centers Corp. (REIT)	7,158	420,031
SBA Communications Corp. (REIT)*	5,675	918,726
Scentre Group (REIT)	208,713	573,276
Segro plc (REIT)	39,711	297,871
Simon Property Group, Inc. (REIT)	15,040	2,526,570
SL Green Realty Corp. (REIT)	4,377	346,133
Stockland (REIT)	95,562	237,078
Suntec REIT (REIT)	83,767	109,145
UDR, Inc. (REIT)	12,895	510,900
Unibail-Rodamco-Westfield (REIT)	5,146	794,896
United Urban Investment Corp. (REIT)	113	175,218
Ventas, Inc. (REIT)	17,139	1,004,174
Vicinity Centres (REIT)	129,179	236,525
Vornado Realty Trust (REIT)	8,310	515,469
Welltower, Inc. (REIT)	17,840	1,238,274
Weyerhaeuser Co. (REIT)	36,406	795,835

		36,929,507

Real Estate Management & Development (0.4%)
Aeon Mall Co. Ltd.	4,017	64,265
Aroundtown SA	30,350	251,885
Azrieli Group Ltd.	1,666	79,545
CapitaLand Ltd.	100,672	228,961
CBRE Group, Inc., Class A*	14,590	584,184
City Developments Ltd.	16,062	95,319
CK Asset Holdings Ltd.	101,599	738,804
Daito Trust Construction Co. Ltd.	2,820	385,168
Daiwa House Industry Co. Ltd.	22,229	705,983
Deutsche Wohnen SE	14,010	642,171
Hang Lung Group Ltd.	34,741	88,263
Hang Lung Properties Ltd.	79,449	151,435
Henderson Land Development Co. Ltd.	51,830	256,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	44,219	$271,947
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	1,717	10,824
Hulic Co. Ltd.	11,712	104,805
Hysan Development Co. Ltd.	24,642	116,841
Kerry Properties Ltd.	25,702	87,322
LendLease Group	22,542	183,883
Mitsubishi Estate Co. Ltd.	46,413	727,336
Mitsui Fudosan Co. Ltd.	35,025	776,062
New World Development Co. Ltd.	240,360	315,750
Nomura Real Estate Holdings, Inc.	4,904	89,474
Sino Land Co. Ltd.	129,598	220,555
Sumitomo Realty & Development Co. Ltd.	14,016	511,916
Sun Hung Kai Properties Ltd.	62,548	886,868
Swire Pacific Ltd., Class A	19,543	205,305
Swire Properties Ltd.	45,927	160,488
Swiss Prime Site AG (Registered)	2,761	223,694
Tokyu Fudosan Holdings Corp.	23,756	117,927
UOL Group Ltd.	19,843	89,783
Vonovia SE	19,319	876,811
Wharf Holdings Ltd. (The)	47,844	124,120
Wharf Real Estate Investment Co. Ltd.	47,673	283,381
Wheelock & Co. Ltd.	32,146	182,569

		10,840,585

Total Real Estate		47,770,092

Utilities (2.2%)
Electric Utilities (1.3%)
Alliant Energy Corp.	11,144	470,834
American Electric Power Co., Inc.	23,750	1,775,075
AusNet Services	70,938	77,738
Chubu Electric Power Co., Inc.	23,803	338,479
Chugoku Electric Power Co., Inc. (The) (x)	10,924	141,638
CK Infrastructure Holdings Ltd.	26,012	196,347
CLP Holdings Ltd.	64,462	726,665
Duke Energy Corp.	33,839	2,920,306
Edison International	15,695	891,005
EDP – Energias de Portugal SA	100,473	350,494
Electricite de France SA	23,633	372,375
Endesa SA	12,468	286,958
Enel SpA	319,266	1,841,869
Entergy Corp.	8,670	746,227
Evergy, Inc.	13,168	747,547
Eversource Energy	15,270	993,161
Exelon Corp.	46,550	2,099,405
FirstEnergy Corp.	21,530	808,451
Fortum OYJ	17,436	382,408
HK Electric Investments & HK Electric Investments Ltd. (m)	104,056	104,855
Iberdrola SA	238,575	1,908,944
Kansai Electric Power Co., Inc. (The)	27,637	414,993
Kyushu Electric Power Co., Inc. (x)	14,891	177,065
NextEra Energy, Inc.	22,740	3,952,667
Orsted A/S (m)	7,426	497,085
PG&E Corp.*	24,835	589,831
Pinnacle West Capital Corp.	5,390	459,228
Power Assets Holdings Ltd.	54,455	378,058
PPL Corp.	33,500	949,055
Red Electrica Corp. SA	16,992	378,491
Southern Co. (The)	48,705	2,139,124
SSE plc	39,851	547,921
Terna Rete Elettrica Nazionale SpA	55,230	313,520
Tohoku Electric Power Co., Inc.	16,779	220,544
Tokyo Electric Power Co. Holdings, Inc.*	56,773	335,741
Verbund AG	2,673	114,065
Xcel Energy, Inc.	24,490	1,206,622

		30,854,791

Gas Utilities (0.1%)
APA Group	46,315	277,272
Hong Kong & China Gas Co. Ltd.	362,387	747,903
Naturgy Energy Group SA	13,748	348,784
Osaka Gas Co. Ltd.	14,721	268,990
Toho Gas Co. Ltd.	2,923	123,169
Tokyo Gas Co. Ltd.	15,060	380,861

		2,146,979

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	31,830	460,262
Electric Power Development Co. Ltd.	5,748	136,146
Meridian Energy Ltd.	50,304	114,499
NRG Energy, Inc.	14,570	576,972
Uniper SE	7,901	204,559

		1,492,438

Multi-Utilities (0.7%)
AGL Energy Ltd.	25,744	372,509
Ameren Corp.	11,670	761,234
CenterPoint Energy, Inc.	20,740	585,490
Centrica plc	221,487	380,858
CMS Energy Corp.	13,625	676,481
Consolidated Edison, Inc.	14,930	1,141,548
Dominion Energy, Inc.	31,440	2,246,703
DTE Energy Co.	8,610	949,683
E.ON SE	86,401	854,205
Engie SA	71,696	1,024,689
Innogy SE (m)	5,452	254,425
National Grid plc	133,404	1,290,092
NiSource, Inc.	16,295	413,078
Public Service Enterprise Group, Inc.	24,325	1,266,116
RWE AG	20,340	442,183
SCANA Corp.	6,820	325,860
Sempra Energy	12,370	1,338,310
Suez	14,634	192,882
Veolia Environnement SA	21,009	430,936
WEC Energy Group, Inc.	15,210	1,053,445

		16,000,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Water Utilities (0.0%)
American Water Works Co., Inc.	8,628	$783,163
Severn Trent plc	9,306	215,002
United Utilities Group plc	26,766	250,642

		1,248,807

Total Utilities		51,743,742

Total Common Stocks (64.3%) (Cost $1,289,987,679)		1,521,925,600

EXCHANGE TRADED FUND (ETF):
Equity (1.1%)
SPDR S&P MidCap 400 ETF Trust (x)	88,419	26,761,779

Total Exchange Traded Fund (1.1%) (Cost $24,283,076)		26,761,779

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (1.6%)
FHLB 3.250%, 11/16/28	$3,900,000	3,968,376
FHLMC
2.375%, 1/13/22	4,363,000	4,344,515
2.750%, 6/19/23	7,682,000	7,720,713
FNMA
2.875%, 10/30/20	3,861,000	3,881,993
2.875%, 9/12/23	10,515,000	10,635,037
1.875%, 9/24/26	6,945,000	6,445,729

Total U.S. Government Agency Securities		36,996,363

U.S. Treasury Obligations (31.3%)
U.S. Treasury Bonds
8.000%, 11/15/21	33,530,000	38,605,342
7.125%, 2/15/23	4,247,000	5,006,649
6.000%, 2/15/26	5,790,000	7,060,181
6.125%, 11/15/27	7,066,000	8,975,752
5.250%, 11/15/28	4,491,000	5,469,547
U.S. Treasury Notes
3.625%, 8/15/19#	16,767,000	16,871,358
1.500%, 11/30/19	26,658,000	26,381,527
1.250%, 1/31/20	4,125,000	4,064,951
1.125%, 3/31/20	22,333,000	21,943,481
1.375%, 3/31/20	6,140,000	6,049,659
1.625%, 6/30/20	4,131,000	4,075,113
1.625%, 7/31/20	8,735,000	8,610,799
1.375%, 8/31/20	21,510,000	21,104,868
1.375%, 10/31/20	6,157,000	6,032,056
2.625%, 11/15/20	16,025,000	16,052,752
3.625%, 2/15/21	29,105,000	29,778,431
1.125%, 2/28/21	10,065,000	9,775,893
1.250%, 3/31/21	15,535,000	15,124,982
3.125%, 5/15/21	2,430,000	2,466,292
1.375%, 5/31/21	3,943,000	3,842,012
2.125%, 8/15/21	15,585,000	15,441,529
1.125%, 9/30/21	6,424,000	6,195,647
1.250%, 10/31/21	23,318,100	22,539,313
2.000%, 11/15/21	21,755,000	21,473,714
1.875%, 11/30/21	22,832,400	22,457,508
2.000%, 2/15/22	18,097,500	17,842,769
1.750%, 3/31/22	11,505,000	11,246,886
1.750%, 5/15/22	11,809,000	11,530,996
1.750%, 5/31/22	9,923,000	9,687,200
1.750%, 6/30/22	2,801,000	2,733,017
1.875%, 7/31/22	9,922,000	9,716,196
2.000%, 7/31/22	9,694,500	9,534,187
1.625%, 8/15/22	4,960,000	4,812,233
1.875%, 8/31/22	6,639,500	6,497,114
1.875%, 10/31/22	13,116,000	12,821,403
1.625%, 11/15/22	10,639,000	10,300,298
2.000%, 11/30/22	9,843,000	9,664,852
2.125%, 12/31/22	6,550,000	6,458,061
2.000%, 2/15/23	14,252,000	13,974,754
1.500%, 3/31/23	1,675,000	1,608,109
1.750%, 5/15/23	15,074,000	14,608,040
1.625%, 5/31/23	1,217,000	1,172,488
2.500%, 8/15/23	8,760,000	8,757,719
1.375%, 8/31/23	8,622,000	8,195,952
1.375%, 9/30/23	2,254,000	2,139,891
2.750%, 11/15/23	27,487,900	27,790,696
2.125%, 11/30/23	10,761,000	10,567,218
2.250%, 12/31/23	20,033,000	19,781,283
2.750%, 2/15/24	17,216,000	17,400,938
2.375%, 8/15/24	13,500,000	13,378,184
2.250%, 11/15/24	2,390,000	2,349,233
2.000%, 2/15/25	13,838,000	13,386,463
2.125%, 5/15/25#	15,425,000	15,010,654
2.000%, 8/15/25#	19,170,000	18,482,825
1.625%, 2/15/26	9,575,000	8,963,347
1.500%, 8/15/26	14,770,200	13,625,317
2.000%, 11/15/26	13,253,700	12,651,416
2.250%, 2/15/27	7,918,000	7,689,430
2.375%, 5/15/27	8,771,500	8,587,847
2.250%, 8/15/27	8,059,500	7,799,980
2.250%, 11/15/27	9,306,000	8,989,378
2.750%, 2/15/28	5,049,000	5,075,165
2.875%, 5/15/28	5,952,000	6,043,217
2.875%, 8/15/28	922,000	936,202
3.125%, 11/15/28	3,564,000	3,697,000

Total U.S. Treasury Obligations		740,907,314

Total Long-Term Debt Securities (32.9%) (Cost $788,542,126)		777,903,677

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA* (Cost $24,484)	53,257	24,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $572,184, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $583,627. (xx)	$572,092	$572,092
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $1,000,504, collateralized by various Common Stocks; total market value $1,113,322. (xx)	1,000,000	1,000,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $10,001,639, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $10,200,000. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		11,572,092

Total Short-Term Investments (0.5%) (Cost $11,572,092)		11,572,092

Total Investments in Securities (98.8%) (Cost $2,114,409,457)		2,338,187,556
Other Assets Less Liabilities (1.2%)		29,309,801

Net Assets (100%)		$2,367,497,357

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $37,138,030.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $3,791,222 or 0.2% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $20,033,051. This was collateralized by $9,366,902 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 2/15/48 and by cash of $11,572,092 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
USD	—	United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.6%
Austria	0.1
Belgium	0.2
Chile	0.0	#
China	0.0	#
Colombia	0.0	#
Denmark	0.4
Finland	0.3
France	2.2
Germany	1.8
Hong Kong	0.7
Ireland	0.1
Israel	0.1
Italy	0.4
Japan	5.0
Jersey	0.0	#
Luxembourg	0.1
Macau	0.1
Mexico	0.0	#
Netherlands	1.0
New Zealand	0.0	#
Norway	0.2
Portugal	0.0	#
Singapore	0.3
South Africa	0.0	#
Spain	0.6
Sweden	0.5
Switzerland	1.9
United Arab Emirates	0.0	#
United Kingdom	3.2
United States	78.0
Cash and Other	1.2

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
FTSE 100 Index	159	3/2019	GBP	13,495,222	1,731
MSCI EAFE E-Mini Index	21	3/2019	USD	1,801,800	(13,753)
Russell 2000 E-Mini Index	1,274	3/2019	USD	85,931,300	(6,830,403)
S&P Midcap 400 E-Mini Index	353	3/2019	USD	58,675,660	500,606
TOPIX Index	191	3/2019	JPY	26,026,048	(1,035,305)
U.S. Treasury 10 Year Note	357	3/2019	USD	43,559,578	1,009,522
U.S. Treasury 2 Year Note	536	3/2019	USD	113,799,500	744,877
U.S. Treasury 5 Year Note	192	3/2019	USD	22,020,000	353,996

					(5,268,729)

Short Contracts
EURO STOXX 50 Index	(204)	3/2019	EUR	(6,951,219)	145,106
S&P 500 E-Mini Index	(3,704)	3/2019	USD	(463,963,040)	23,872,721
SPI 200 Index	(274)	3/2019	AUD	(26,830,698)	(163,685)

					23,854,142

					18,585,413

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	1,591,504	USD	1,826,163	JPMorgan Chase Bank	3/15/2019	8,252
GBP	4,395,958	USD	5,557,681	UBS AG	3/15/2019	64,880
JPY	3,079,790,833	USD	27,384,371	BNP Paribas	3/15/2019	875,202
JPY	4,499,417,118	USD	40,306,483	JPMorgan Chase Bank	3/15/2019	979,308
SEK	124,592,126	USD	13,924,179	JPMorgan Chase Bank	3/15/2019	214,230
USD	13,659,579	AUD	18,914,676	BNP Paribas	3/15/2019	320,598
USD	3,368,189	GBP	2,619,988	Morgan Stanley	3/15/2019	17,146

Total unrealized appreciation						2,479,616

AUD	19,188,021	USD	13,823,985	Credit Suisse	3/15/2019	(292,236)
AUD	2,774,996	USD	2,000,148	Morgan Stanley	3/15/2019	(43,169)
GBP	302,587	USD	388,753	JPMorgan Chase Bank	3/15/2019	(1,735)
NOK	60,797,533	USD	7,172,829	Barclays Bank plc	3/15/2019	(118,954)
NOK	65,187,470	USD	7,681,014	JPMorgan Chase Bank	3/15/2019	(117,809)
NZD	23,062,000	USD	15,887,550	Bank of America	3/15/2019	(388,888)
USD	25,852,527	CHF	25,346,818	Barclays Bank plc	3/15/2019	(108,075)
USD	1,334,876	EUR	1,160,117	Barclays Bank plc	3/15/2019	(2,308)
USD	4,293,222	EUR	3,738,867	Morgan Stanley	3/15/2019	(16,308)
USD	12,854,131	EUR	11,232,911	UBS AG	3/15/2019	(93,257)
USD	5,755,306	GBP	4,525,821	JPMorgan Chase Bank	3/15/2019	(33,354)
USD	8,737,634	JPY	974,892,472	BNP Paribas	3/15/2019	(207,794)
USD	60,885,115	JPY	6,855,339,179	UBS AG	3/15/2019	(2,018,168)
USD	8,315,740	SEK	74,454,968	JPMorgan Chase Bank	3/15/2019	(133,228)

Total unrealized depreciation						(3,575,283)

Net unrealized depreciation						(1,095,667)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$102,819,561	$27,172,012	$—		$129,991,573
Consumer Discretionary	103,079,068	54,734,374	—		157,813,442
Consumer Staples	76,544,075	56,357,771	—		132,901,846
Energy	54,068,174	28,694,553	—		82,762,727
Financials	139,599,300	95,460,454	—	(b)	235,059,754
Health Care	160,412,601	55,149,715	—		215,562,316
Industrials	96,637,341	68,910,216	3,668		165,551,225
Information Technology	210,795,500	27,520,673	—		238,316,173
Materials	28,068,164	36,077,048	307,498		64,452,710
Real Estate	29,915,389	17,854,703	—		47,770,092
Utilities	33,326,883	18,416,859	—		51,743,742
Exchange Traded Fund	26,761,779	—	—		26,761,779
Forward Currency Contracts	—	2,479,616	—		2,479,616
Futures	26,628,559	—	—		26,628,559
Rights
Energy	—	24,408	—		24,408
Short-Term Investments
Repurchase Agreements	—	11,572,092	—		11,572,092
U.S. Government Agency Securities	—	36,996,363	—		36,996,363
U.S. Treasury Obligations	—	740,907,314	—		740,907,314

Total Assets	$1,088,656,394	$1,278,328,171	$311,166		$2,367,295,731

Liabilities:
Forward Currency Contracts	$—	$(3,575,283)	$—		$(3,575,283)
Futures	(8,043,146)	—	—		(8,043,146)

Total Liabilities	$(8,043,146)	$(3,575,283)	$—		$(11,618,429)

Total	$1,080,613,248	$1,274,752,888	$311,166		$2,355,677,302

(a)	A security with a market value of $307,498 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$2,108,395	*
Foreign exchange contracts	Receivables	2,479,616
Equity contracts	Receivables, Net assets – Unrealized appreciation	24,520,164	*

Total		$29,108,175

	Liability Derivatives
Foreign exchange contracts	Payables	$(3,575,283)
Equity contracts	Payables, Net assets – Unrealized depreciation	(8,043,146	)*

Total		$(11,618,429)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(5,038,546)	$—	$(5,038,546)
Foreign exchange contracts	—	2,370,610	2,370,610
Equity contracts	(16,633,474)	—	(16,633,474)

Total	$(21,672,020)	$2,370,610	$(19,301,410)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$2,754,155	$—	$2,754,155
Foreign exchange contracts	—	1,172,330	1,172,330
Equity contracts	16,630,679	—	16,630,679

Total	$19,384,834	$1,172,330	$20,557,164

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $470,593,000 and futures contracts with an average notional balance of approximately $838,124,000 respectively, during the year ended December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$1,195,800	$(207,794)	$—	$988,006
JPMorgan Chase Bank	1,201,790	(286,126)	—	915,664
Morgan Stanley	17,146	(17,146)	—	—
UBS AG	64,880	(64,880)	—	—

Total	$2,479,616	$(575,946)	$—	$1,903,670

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$388,888	$—	$—	$388,888
Barclays Bank plc	229,337	—	—	229,337
BNP Paribas	207,794	(207,794)	—	—
Credit Suisse	292,236	—	—	292,236
JPMorgan Chase Bank	286,126	(286,126)	—	—
Morgan Stanley	59,477	(17,146)	—	42,331
UBS AG	2,111,425	(64,880)	—	2,046,545

Total	$3,575,283	$(575,946)	$—	$2,999,337

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$304,172,109
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$444,167,896

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$375,984,017
Aggregate gross unrealized depreciation	(154,171,244)

Net unrealized appreciation	$221,812,773

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,133,864,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,102,837,365)	$2,326,615,464
Repurchase Agreements (Cost $11,572,092)	11,572,092
Foreign cash (Cost $1,381,067)	1,380,015
Receivable for securities sold	76,549,527
Dividends, interest and other receivables	7,725,011
Unrealized appreciation on forward foreign currency contracts	2,479,616
Receivable for Portfolio shares sold	1,040,568
Securities lending income receivable	23,888
Other assets	24,295

Total assets	2,427,410,476

LIABILITIES
Overdraft payable	4,905,750
Payable for securities purchased	34,147,018
Payable for return of collateral on securities loaned	11,572,092
Unrealized depreciation on forward foreign currency contracts	3,575,283
Due to broker for futures variation margin	2,080,111
Investment management fees payable	1,496,821
Payable for Portfolio shares redeemed	1,267,916
Distribution fees payable – Class IB	522,921
Administrative fees payable	256,647
Accrued expenses	88,560

Total liabilities	59,913,119

NET ASSETS	$2,367,497,357

Net assets were comprised of:
Paid in capital	$2,193,021,921
Total distributable earnings (loss)	174,475,436

Net assets	$2,367,497,357

Class IB
Net asset value, offering and redemption price per share, $2,367,497,357 / 197,121,033 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.01

(x)	Includes value of securities on loan of $20,033,051.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $1,539,366 foreign withholding tax)	$41,821,570
Interest	15,071,730
Securities lending (net)	436,337

Total income	57,329,637

EXPENSES
Investment management fees	19,339,242
Distribution fees – Class IB	6,792,296
Administrative fees	3,288,514
Printing and mailing expenses	208,666
Custodian fees	145,000
Professional fees	117,310
Trustees’ fees	66,466
Miscellaneous	76,726

Total expenses	30,034,220

NET INVESTMENT INCOME (LOSS)	27,295,417

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	13,038,776
Futures contracts	(21,672,020)
Forward foreign currency contracts	2,370,610
Foreign currency transactions	94,596

Net realized gain (loss)	(6,168,038)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(196,743,569)
Futures contracts	19,384,834
Forward foreign currency contracts	1,172,330
Foreign currency translations	(83,463)

Net change in unrealized appreciation (depreciation)	(176,269,868)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(182,437,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(155,142,489)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,295,417	$22,275,298
Net realized gain (loss)	(6,168,038)	21,031,370
Net change in unrealized appreciation (depreciation)	(176,269,868)	278,815,094

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(155,142,489)	322,121,762

Distributions to shareholders: (a)
Class IB	(55,421,663)	(72,556,581)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 11,764,491 and 14,571,118 shares, respectively ]	152,498,188	183,156,155
Capital shares issued in reinvestment of dividends and distributions [ 4,493,758 and 5,617,039 shares, respectively ]	55,421,663	72,556,581
Capital shares repurchased [ (33,450,182) and (18,789,188) shares, respectively ]	(424,023,374)	(236,094,209)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(216,103,523)	19,618,527

TOTAL INCREASE (DECREASE) IN NET ASSETS	(426,667,675)	269,183,708
NET ASSETS:
Beginning of year	2,794,165,032	2,524,981,324

End of year (b)	$2,367,497,357	$2,794,165,032

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $32,126,017 for Class IB; and dividends from net realized capital gains of $40,430,564 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(529,606) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018		2017		2016		2015	2014
Net asset value, beginning of year	$13.04		$11.86		$11.64		$11.88	$11.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.11		0.07		0.05	0.04
Net realized and unrealized gain (loss)	(0.89)		1.41		0.37		(0.11)	0.51

Total from investment operations	(0.76)		1.52		0.44		(0.06)	0.55

Less distributions:
Dividends from net investment income	(0.15)		(0.15)		(0.05)		(0.09)	(0.10)
Distributions from net realized gains	(0.12)		(0.19)		(0.17)		(0.09)	(0.10)

Total dividends and distributions	(0.27)		(0.34)		(0.22)		(0.18)	(0.20)

Net asset value, end of year	$12.01		$13.04		$11.86		$11.64	$11.88

Total return	(5.84)%		12.91%		3.74%		(0.55)%	4.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,367,497		$2,794,165		$2,524,981		$2,440,718	$2,043,744
Ratio of expenses to average net assets:
After waivers (f)	1.11	%(j)	1.11	%(k)	1.12	%(j)	1.11%	1.15%
Before waivers (f)	1.11%		1.11%		1.12%		1.12%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.00%		0.84%		0.57%		0.46%	0.38%
Before waivers (f)	1.00%		0.84%		0.56%		0.44%	0.38%
Portfolio turnover rate^	12%		9%		34%		39%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.

See Notes to Financial Statements.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	1.12%	0.10%	(0.02)%
Portfolio – Class K Shares*	1.47	0.37	0.22
ICE BofAML 1-year U.S. Treasury Note Index	1.86	0.70	0.65

* Date of inception 5/21/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.12% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the ICE BofAML 1-year U.S. Treasury Note Index, which returned 1.86% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to asset-backed, sovereigns and non-agency mortgage securities helped performance.

•	Longer than benchmark duration in the one-to-four-year part of the curve was additive to performance.

What hurt performance during the year:

•	Shorter than benchmark duration in the less-than-one-year part of the yield curve detracted from Portfolio performance.

•	Exposure to investment-grade corporates and inflation-linked securities was detrimental to performance.

How derivatives contributed/detracted from performance during the year:

•

As a method of managing duration, the Portfolio held futures coupled with cash bond transactions, which were not treated as standalone investment strategies, and had negligible impacts on performance for the year.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At year-end, the Portfolio had an overweight to spread sectors, such as investment-grade corporates and securitized assets including non-agency mortgages, commercial mortgage-backed securities and asset-backed securities. The Portfolio was modestly exposed to inflation protection securities. Offset by underweights in Treasuries, the Portfolio was positioned in agencies. Our research suggests we are in the later stages of the credit cycle, though there is disparity across markets. In pockets of the market, we believe valuations remain attractive, but some areas reflect over-investment, given liquidity concerns. Thus, being selective is paramount as opportunities differ across industries. The Portfolio duration was modestly shorter than that of the benchmark.

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	1.46
Weighted Average Coupon (%)	1.85
Weighted Average Modified Duration (Years)*	0.94
Weighted Average Rating**	AA+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	49.8%
U.S. Government Agency Securities	27.5
Collateralized Mortgage Obligations	5.8
Financials	5.8
Asset-Backed Securities	3.7
Commercial Mortgage-Backed Securities	2.3
Foreign Government Securities	2.1
Health Care	0.5
Consumer Staples	0.4
Information Technology	0.3
Communication Services	0.2
Utilities	0.1
Municipal Bonds	0.0	#
Supranational	0.0	#
Repurchase Agreements	0.0	#
Energy	0.0	#
Materials	0.0	#
Industrials	0.0	#
Cash and Other	1.5

	100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$1,008.20	$4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.14	4.10
Class K
Actual	1,000.00	1,009.60	2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.40	2.83

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (3.7%)
CLUB Credit Trust,
Series 2017-P2 A 2.610%, 1/15/24§	$1,275,031	$1,267,853
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P1 A 3.390%, 7/15/25§	1,041,855	1,040,252
Delta Air Lines Pass-Through Trust,
Series 2009-1 A 7.750%, 12/17/19	21,157	21,794
Exeter Automobile Receivables Trust,
Series 2017-2A A 2.110%, 6/15/21§	338,830	338,079
Series 2018-1A A 2.210%, 5/17/21§	1,198,423	1,195,507
Series 2018-2A A 2.790%, 7/15/21§	1,933,502	1,931,358
Flagship Credit Auto Trust,
Series 2017-2 A 1.850%, 7/15/21§	900,502	896,299
Series 2017-3 A 1.880%, 10/15/21§	1,073,833	1,067,712
Series 2017-4 A 2.070%, 4/15/22§	578,449	574,555
Ford Credit Floorplan Master Owner Trust A,
Series 2017-2 A1 2.160%, 9/15/22	2,073,000	2,043,565
GE Capital Credit Card Master Note Trust,
Series 2012-2 A 2.220%, 1/15/22	5,784,000	5,782,267
Hertz Vehicle Financing II LP,
2.730%, 3/25/21§	4,695,000	4,655,430
Series 2015-3A A 2.670%, 9/25/21§	4,605,000	4,537,784
Series 2017-1A A 2.960%, 10/25/21§	2,180,000	2,157,640
Marlette Funding Trust,
Series 2017-1A A 2.827%, 3/15/24§	158,112	158,048
Series 2017-2A A 2.390%, 7/15/24§	358,833	358,344
Series 2018-1A A 2.610%, 3/15/28§	2,075,607	2,070,206
Series 2018-3A A 3.200%, 9/15/28§	2,627,652	2,623,951
Series 2018-4A A 3.710%, 12/15/28§	2,101,497	2,107,239
SoFi Consumer Loan Program LLC,
Series 2016-2 A 3.090%, 10/27/25§	472,584	471,919
Series 2017-2 A 3.280%, 2/25/26§	970,220	968,049
Series 2017-5 A2 2.780%, 9/25/26§	2,590,000	2,563,114
SoFi Consumer Loan Program Trust,
Series 2018-1 A1 2.550%, 2/25/27§	1,652,242	1,643,164
Series 2018-3 A2 3.670%, 8/25/27§	2,265,000	2,288,731
World Financial Network Credit Card Master Trust,
Series 2017-C A 2.310%, 8/15/24	2,325,000	2,290,363
Series 2018-A A 3.070%, 12/16/24	4,400,000	4,386,897
Series 2018-B M 3.810%, 7/15/25	2,180,000	2,203,491

Total Asset-Backed Securities		51,643,611

Collateralized Mortgage Obligations (5.8%)
FHLMC,
Series 3017 CF 2.755%, 8/15/25 (l)	21,803	21,800
Series 3305 FT 2.855%, 7/15/34 (l)	111,857	112,152
Series 3349 FE 2.945%, 7/15/37 (l)	1,994,769	2,005,044
Series 3807 FM 2.955%, 2/15/41 (l)	70,335	70,944
Series 3927 FH 2.905%, 9/15/41 (l)	100,782	101,144
Series 4029 LD 1.750%, 1/15/27	4,836,368	4,664,329
Series 4087 FB 2.925%, 7/15/42 (l)	1,955,563	1,967,387
Series 4286 VF 2.905%, 12/15/43 (l)	1,830,580	1,831,276
Series 4350 KF 2.649%, 1/15/39 (l)	1,118,481	1,100,814
Series 4457 BA 3.000%, 7/15/39	7,025,695	6,996,917
Series 4459 CA 5.000%, 12/15/34	2,008,384	2,102,383
Series 4459 DA 5.500%, 10/15/35	346,970	347,376
Series 4483 A 3.000%, 12/15/29	4,314,487	4,309,848
Series 4486 JN 2.000%, 11/15/24	7,325,879	7,078,119
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DN1 M3 6.656%, 1/25/25 (l)	2,164,686	2,299,350
Series 2015-DNA3 M2 5.356%, 4/25/28 (l)	509,634	523,534
Series 2015-HQ1 M2 4.706%, 3/25/25 (l)	50,335	50,423
Series 2015-HQ2 M2 4.456%, 5/25/25 (l)	2,438,680	2,476,105
Series 2015-HQA1 M2 5.156%, 3/25/28 (l)	1,394,471	1,412,163
Series 2016-DNA4 M1 3.306%, 3/25/29 (l)	7,733	7,732
Series 2016-HQA2 M2 4.756%, 11/25/28 (l)	1,826,072	1,855,295
Series 2017-DNA1 M1 3.706%, 7/25/29 (l)	621,152	623,961
Series 2017-DNA2 M1 3.706%, 10/25/29 (l)	1,818,446	1,828,313

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
FNMA,
Series 2006-42 CF 2.956%, 6/25/36 (l)	$105,546	$106,072
Series 2007-109 GF 3.186%, 12/25/37 (l)	153,538	156,090
Series 2010-39 FT 3.456%, 10/25/35 (l)	4,012,888	4,110,413
Series 2011-53 FT 3.086%, 6/25/41 (l)	346,792	350,082
Series 2011-86 KF 3.056%, 9/25/41 (l)	312,009	315,320
Series 2011-86 NF 3.056%, 9/25/41 (l)	164,881	166,334
Series 2012-65 FA 2.956%, 6/25/42 (l)	91,134	91,449
Series 2013-121 FA 2.906%, 12/25/43 (l)	1,219,040	1,222,193
Series 2014-49 AF 2.619%, 8/25/44 (l)	4,550,544	4,536,918
Series 2014-54 LA 3.000%, 2/25/44	1,893,779	1,896,427
Series 2014-C01 M1 4.106%, 1/25/24 (l)	122,837	123,152
Series 2014-C04 1M2 7.406%, 11/25/24 (l)	2,544,279	2,839,771
Series 2014-C04 2M2 7.506%, 11/25/24 (l)	1,995,680	2,203,642
Series 2015-72 PC 3.000%, 10/25/43	4,991,209	4,980,849
Series 2016-C02 1M2 8.506%, 9/25/28 (l)	1,975,000	2,267,012
Series 2016-C03 1M1 4.506%, 10/25/28 (l)	1,534,400	1,546,575
Series 2016-C04 1M1 3.956%, 1/25/29 (l)	530,953	532,917
Series 2016-C05 2M1 3.856%, 1/25/29 (l)	192,047	192,320
Series 2016-C06 1M1 3.806%, 4/25/29 (l)	2,417,209	2,425,878
Series 2016-C07 2M1 3.806%, 5/25/29 (l)	349,310	349,692
Series 2017-C01 1M1 3.806%, 7/25/29 (l)	1,224,850	1,228,544
Series 2017-C02 2M1 3.656%, 9/25/29 (l)	1,393,749	1,396,873
NCUA Guaranteed Notes Trust,
Series 2010-R3 1A 2.940%, 12/8/20 (l)	4,548,624	4,561,017
Series 2010-R3 2A 2.940%, 12/8/20 (l)	503,323	505,550
Wells Fargo Credit Risk Transfer Securities Trust,
Series 2015-WF1 2M1 5.356%, 11/25/25 (l)§	75,373	75,517

Total Collateralized Mortgage Obligations		81,967,016

Commercial Mortgage-Backed Securities (2.3%)
Ashford Hospitality Trust,
Series 2018-KEYS A 3.455%, 5/15/35 (l)§	3,000,000	2,991,471
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH AF 3.455%, 11/15/33 (l)§	3,005,000	2,985,969
BHMS Mortgage Trust,
Series 2018-ATLS A 3.705%, 7/15/35 (l)§	2,845,000	2,811,857
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§	2,000,000	2,002,027
DBWF Mortgage Trust,
Series 2018-GLKS A 3.410%, 11/19/35 (l)§	2,537,354	2,509,426
Great Wolf Trust,
Series 2017-WOLF A 3.455%, 9/15/34 (l)§	2,267,000	2,224,675
GS Mortgage Securities Trust,
Series 2012-GCJ7 AS 4.085%, 5/10/45	3,230,000	3,285,408
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8 C 4.604%, 10/15/45 (l)§	1,752,000	1,755,129
Morgan Stanley Capital I Trust,
Series 2005-IQ9 D 5.000%, 7/15/56	1,550,000	1,441,275
Series 2015-XLF2 SNMA 4.350%, 11/15/26 (l)§	1,155,083	1,152,606
Starwood Retail Property Trust,
Series 2014-STAR A 3.675%, 11/15/27 (l)§	4,665,213	4,659,724
WFRBS Commercial Mortgage Trust,
Series 2011-C2 C 5.392%, 2/15/44 (l)§	1,985,000	2,018,726
Series 2014-C24 A2 2.863%, 11/15/47	2,108,519	2,101,251

Total Commercial Mortgage-Backed Securities		31,939,544

Corporate Bonds (7.3%)
Communication Services (0.2%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc. 4.125%, 2/17/26	2,943,000	2,874,705

Total Communication Services		2,874,705

Consumer Staples (0.4%)
Beverages (0.1%)
Molson Coors Brewing Co. 2.250%, 3/15/20	1,520,000	1,497,138

Food & Staples Retailing (0.3%)
Kroger Co. (The) 6.150%, 1/15/20	3,510,000	3,609,456

Total Consumer Staples		5,106,594

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Energy Transfer Operating LP 9.700%, 3/15/19	69,000	69,818

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Nexen Energy ULC 6.200%, 7/30/19	$25,000	$25,417

		95,235

Total Energy		95,235

Financials (5.8%)
Banks (3.5%)
Banco Santander SA 3.500%, 4/11/22	2,600,000	2,546,675
Bank of Nova Scotia (The) 2.500%, 1/8/21	3,055,000	3,014,820
BB&T Corp. 2.625%, 6/29/20	1,284,000	1,273,242
BNP Paribas SA 2.375%, 5/21/20	1,468,000	1,450,627
Citigroup, Inc. (ICE LIBOR USD 3 Month + 0.72%), 3.142%, 1/24/23 (k)	4,500,000	4,421,529
Credit Agricole SA 2.750%, 6/10/20§	2,219,000	2,201,858
Huntington National Bank (The) 2.375%, 3/10/20	4,715,000	4,673,263
KeyBank NA 2.500%, 11/22/21	4,000,000	3,918,702
Manufacturers & Traders Trust Co. 2.625%, 1/25/21	2,500,000	2,463,288
MUFG Bank Ltd. 2.300%, 3/5/20§	2,600,000	2,571,250
PNC Bank NA (ICE LIBOR USD 3 Month + 0.25%), 2.719%, 1/22/21 (k)	5,200,000	5,137,574
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19	4,883,000	4,881,441
Wells Fargo & Co. 2.125%, 4/22/19	2,194,000	2,187,134
3.069%, 1/24/23	3,081,000	2,990,515
Westpac Banking Corp. 2.650%, 1/25/21	5,197,000	5,124,271

		48,856,189

Capital Markets (0.7%)
Goldman Sachs Group, Inc. (The) 3.850%, 7/8/24	2,200,000	2,145,168
ING Bank NV 5.800%, 9/25/23§	2,625,000	2,747,771
UBS AG 2.200%, 6/8/20§	5,479,000	5,397,089

		10,290,028

Consumer Finance (1.0%)
Caterpillar Financial Services Corp. 2.100%, 1/10/20	3,900,000	3,858,218
General Motors Financial Co., Inc. 3.150%, 1/15/20	3,800,000	3,776,027
Harley-Davidson Financial Services, Inc. 2.250%, 1/15/19§	6,570,000	6,567,013

		14,201,258

Insurance (0.4%)
Metropolitan Life Global Funding I 2.500%, 12/3/20§	5,000,000	4,934,867
Reinsurance Group of America, Inc. 6.450%, 11/15/19	31,000	31,823

		4,966,690

Thrifts & Mortgage Finance (0.2%)
BPCE SA 2.650%, 2/3/21	2,980,000	2,928,840

Total Financials		81,243,005

Health Care (0.5%)
Biotechnology (0.5%)
Biogen, Inc. 4.050%, 9/15/25	3,541,000	3,526,729
Gilead Sciences, Inc. 2.550%, 9/1/20	3,645,000	3,613,239

		7,139,968

Total Health Care		7,139,968

Industrials (0.0%)
Aerospace & Defense (0.0%)
Goodrich Corp. 4.875%, 3/1/20	31,000	31,613

Total Industrials		31,613

Information Technology (0.3%)
Technology Hardware, Storage & Peripherals (0.3%)
Hewlett Packard Enterprise Co. 2.100%, 10/4/19§	3,696,000	3,657,884

Total Information Technology		3,657,884

Materials (0.0%)
Containers & Packaging (0.0%)
Avery Dennison Corp. 5.375%, 4/15/20	31,000	31,727

Total Materials		31,727

Utilities (0.1%)
Electric Utilities (0.0%)
Duke Energy Florida LLC 4.550%, 4/1/20	15,000	15,309

Independent Power and Renewable Electricity Producers (0.1%)
Exelon Generation Co. LLC 2.950%, 1/15/20	2,199,000	2,185,769

Total Utilities		2,201,078

Total Corporate Bonds		102,381,809

Foreign Government Securities (2.1%)
Iraq Government AID Bond 2.149%, 1/18/22	10,289,000	10,116,891
Kingdom of Jordan 2.578%, 6/30/22	5,000,000	4,963,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Republic of Korea 7.125%, 4/16/19 (x)	$154,000	$155,949
Republic of Panama 5.200%, 1/30/20	462,000	470,316
State of Israel 5.125%, 3/26/19	138,000	138,414
Ukraine Government AID Bonds 1.471%, 9/29/21	14,700,000	14,213,430

Total Foreign Government Securities		30,058,000

Municipal Bonds (0.0%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	18,000	20,782
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	6,000	7,451
City & County of Denver, General Obligation Bonds, Series 2010B 5.650%, 8/1/30	6,000	6,264
City & County of San Francisco Public Utilities Commission, Revenue Bonds, Series 2010E 6.000%, 11/1/40	8,000	9,893
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.845%, 1/1/38	8,000	8,276
6.395%, 1/1/40	6,000	7,658
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	6,000	7,744
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	8,000	10,011
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011A 5.508%, 8/1/37	7,000	8,220
City of New York, General Obligation Bonds,
Series 2009-A1 5.206%, 10/1/31	6,000	6,803
Commonwealth of Massachusetts, General Obligation Bonds,
Series 2009E 5.456%, 12/1/39	7,000	8,481
County of Clark Airport System, Revenue Bonds,
Series 2009B 6.881%, 7/1/42	6,000	6,112
County of Los Angeles Community College District, General Obligation Bonds,
Series 2008-E 6.600%, 8/1/42	31,000	42,595
6.750%, 8/1/49	6,000	8,675
County of Los Angeles Unified School District, General Obligation Bonds,
Series 2009-KRY 5.755%, 7/1/29	6,000	6,944
5.750%, 7/1/34	7,000	8,283
County of Nashville & Davidson Convention Center Authority, Revenue Bonds,
Series 2010B 6.731%, 7/1/43	6,000	8,032
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010B 6.138%, 5/1/49	6,000	7,865
Georgia Municipal Electric Authority, Revenue Bonds,
Series 2010A 6.637%, 4/1/57	38,000	40,175
Massachusetts Water Pollution Abatement Trust, Revenue Bonds,
Series 2010-15B 5.192%, 8/1/40	45,000	49,894
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010A 6.668%, 11/15/39	8,000	10,419
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010B-1 6.548%, 11/15/31	6,000	7,387
6.648%, 11/15/39	6,000	7,725
Metropolitan Washington Airports Authority, Revenue Bonds,
Series 2009D 7.462%, 10/1/46	9,000	12,927
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds,
Series 2010B 6.561%, 12/15/40	31,000	37,948
North Texas Tollway Authority System, Revenue Bonds,
Series 2009B 6.718%, 1/1/49	8,000	11,008
Ohio State University, Revenue Bonds,
Series 2010C 4.910%, 6/1/40	6,000	6,943

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Pennsylvania Turnpike Commission, Revenue Bonds,
Series 2010B 5.511%, 12/1/45	$9,000	$11,049
5.561%, 12/1/49	7,000	8,789
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds,
Series 2010-S1 6.793%, 4/1/30	6,000	7,026
6.918%, 4/1/40	6,000	8,010
7.043%, 4/1/50	6,000	8,525
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds,
Series 2009-F2 6.263%, 4/1/49	7,000	9,527
State of California, Various Purposes, General Obligation Bonds,
Series 2009 7.350%, 11/1/39	6,000	8,283
State of Georgia, General Obligation Bonds,
Series 2009H 4.503%, 11/1/25	6,000	6,275
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds,
Series 2010D 5.500%, 3/15/30	6,000	6,870
5.600%, 3/15/40	6,000	7,268
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds,
Series 2009E 5.770%, 3/15/39	8,000	9,190
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010D 5.481%, 8/1/39	6,000	7,143
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010F 5.090%, 8/1/33	6,000	6,727
5.140%, 8/1/40	6,000	6,965

Total Municipal Bonds		486,162

Supranational (0.0%)
Corp. Andina de Fomento 8.125%, 6/4/19	46,000	47,001
Inter-American Development Bank 3.875%, 2/14/20	307,000	310,916

Total Supranational		357,917

U.S. Government Agency Securities (23.9%)
FHLB
1.250%, 1/16/19	25,000,000	24,985,805
2.530%, 9/20/19 (e)	25,835,000	25,830,311
2.375%, 3/30/20	9,000,000	8,975,845
2.625%, 5/28/20	20,550,000	20,569,508
2.625%, 10/1/20	48,010,000	48,025,992
3.000%, 10/12/21	35,635,000	36,083,339
2.875%, 12/10/21	25,000,000	25,211,050
5.500%, 7/15/36	12,000	15,487
FHLMC
2.750%, 6/19/23	2,717,000	2,730,692
FNMA
1.500%, 7/30/20	29,270,000	28,791,002
2.875%, 10/30/20	4,000,000	4,021,749
2.500%, 4/13/21	54,814,000	54,778,415
2.750%, 6/22/21	54,575,000	54,841,899

Total U.S. Government Agency Securities		334,861,094

U.S. Treasury Obligations (38.7%)
U.S. Treasury Inflation Linked Notes
1.250%, 7/15/20 TIPS	31,372,166	31,293,883
0.125%, 4/15/21 TIPS	31,044,074	30,190,030
0.625%, 7/15/21 TIPS	17,346,429	17,154,916
U.S. Treasury Notes
0.750%, 2/15/19	170,537,000	170,165,059
1.625%, 6/30/19	12,780,000	12,722,257
3.375%, 11/15/19	26,546,700	26,701,210
2.250%, 2/29/20	16,337,000	16,270,737
1.625%, 3/15/20	34,883,000	34,495,108
2.250%, 3/31/20	23,354,000	23,256,691
1.375%, 8/31/20	10,214,000	10,021,623
2.625%, 8/31/20	21,479,000	21,506,968
1.375%, 9/30/20	32,698,000	32,054,046
1.625%, 10/15/20	19,575,400	19,269,789
1.750%, 10/31/20	26,354,000	25,992,492
2.625%, 11/15/20	25,151,000	25,194,557
2.000%, 11/30/20	14,592,000	14,456,720
1.125%, 9/30/21	7,223,000	6,966,245
2.875%, 10/15/21	9,400,000	9,499,385
2.875%, 11/15/21	15,205,000	15,374,274

Total U.S. Treasury Obligations		542,585,990

Total Long-Term Debt Securities (83.8%) (Cost $1,178,645,821)		1,176,281,143

SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.7%)
Nordea Bank AB (ICE LIBOR USD 3 Month + 0.38%), 3.03%, 2/21/19(k)	10,000,000	10,001,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $28,720, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $29,294. (xx)	$28,715	$28,715
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $35,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $35,709. (xx)	35,000	35,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $6,286, collateralized by various Common Stocks; total market value $6,997. (xx)	6,285	6,285
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $35,006, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $35,700. (xx)	35,000	35,000

Total Repurchase Agreements		105,000

U.S. Government Agency Securities (3.6%)
FHLB
1.98%, 1/11/19 (o)(p)	14,255,000	14,246,402
2.38%, 3/20/19 (o)(p)	35,595,000	35,409,927

Total U.S. Government Agency Securities		49,656,329

U.S. Treasury Obligations (11.1%)
U.S. Treasury Bills
2.03%, 1/17/19(p)	34,803,000	34,769,613
2.30%, 2/21/19(p)	36,005,000	35,885,989
2.30%, 2/28/19(p)	19,458,000	19,384,988
2.33%, 3/14/19(p)	14,314,000	14,246,814
2.44%, 6/20/19(p)	52,483,000	51,881,881

Total U.S. Treasury Obligations		156,169,285

Total Short-Term Investments (15.4%) (Cost $215,988,975)		215,932,310

Total Investments in Securities (99.2%) (Cost $1,394,634,796)		1,392,213,453
Other Assets Less Liabilities (0.8%)		10,965,665

Net Assets (100%)		$1,403,179,118

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $88,180,093 or 6.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2018.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $102,859. This was collateralized by cash of $105,000 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NCUA	— National Credit Union Administration
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 10 Year Note	(127)	3/2019	USD	(15,495,983)	(383,264)
U.S. Treasury 2 Year Note	(252)	3/2019	USD	(53,502,750)	(233,034)
U.S. Treasury 5 Year Note	(447)	3/2019	USD	(51,265,313)	(874,671)
U.S. Treasury Long Bond	(8)	3/2019	USD	(1,168,000)	(52,636)

					(1,543,605)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$51,643,611	$—	$51,643,611
Collateralized Mortgage Obligations	—	81,967,016	—	81,967,016
Commercial Mortgage-Backed Securities	—	31,939,544	—	31,939,544
Corporate Bonds
Communication Services	—	2,874,705	—	2,874,705
Consumer Staples	—	5,106,594	—	5,106,594
Energy	—	95,235	—	95,235
Financials	—	81,243,005	—	81,243,005
Health Care	—	7,139,968	—	7,139,968
Industrials	—	31,613	—	31,613
Information Technology	—	3,657,884	—	3,657,884
Materials	—	31,727	—	31,727
Utilities	—	2,201,078	—	2,201,078
Foreign Government Securities	—	30,058,000	—	30,058,000
Municipal Bonds	—	486,162	—	486,162
Short-Term Investments
Certificate of Deposit	—	10,001,696	—	10,001,696
Repurchase Agreements	—	105,000	—	105,000
U.S. Government Agency Securities	—	49,656,329	—	49,656,329
U.S. Treasury Obligations	—	156,169,285	—	156,169,285
Supranational	—	357,917	—	357,917
U.S. Government Agency Securities	—	334,861,094	—	334,861,094
U.S. Treasury Obligations	—	542,585,990	—	542,585,990

Total Assets	$—	$1,392,213,453	$—	$1,392,213,453

Liabilities:
Futures	$(1,543,605)	$—	$—	$(1,543,605)

Total Liabilities	$(1,543,605)	$—	$—	$(1,543,605)

Total	$(1,543,605)	$1,392,213,453	$—	$1,390,669,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(1,543,605	)*

Total		$(1,543,605)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Interest rate contracts	$863,469	$863,469

Total	$863,469	$863,469

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Interest rate contracts	$(1,739,370)	$(1,739,370)

Total	$(1,739,370)	$(1,739,370)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $128,995,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$450,625,071
Long-term U.S. government debt securities	644,589,136

$1,095,214,207

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$127,185,909
Long-term U.S. government debt securities	283,559,413

$410,745,322

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,168,292
Aggregate gross unrealized depreciation	(5,589,635)

Net unrealized depreciation	$(2,421,343)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,393,091,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,394,529,796)	$1,392,108,453
Repurchase Agreements (Cost $105,000)	105,000
Cash	8,369,735
Cash held as collateral at broker for futures	639,309
Dividends, interest and other receivables	4,872,128
Receivable for Portfolio shares sold	367,707
Securities lending income receivable	153
Other assets	6,101

Total assets	1,406,468,586

LIABILITIES
Payable for Portfolio shares redeemed	2,237,054
Investment management fees payable	525,526
Administrative fees payable	116,102
Due to broker for futures variation margin	114,858
Distribution fees payable – Class IB	108,921
Payable for return of collateral on securities loaned	105,000
Trustees’ fees payable	682
Accrued expenses	81,325

Total liabilities	3,289,468

NET ASSETS	$1,403,179,118

Net assets were comprised of:
Paid in capital	$1,417,223,275
Total distributable earnings (loss)	(14,044,157)

Net assets	$1,403,179,118

Class IB
Net asset value, offering and redemption price per share, $515,608,899 / 52,595,206 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.80

Class K
Net asset value, offering and redemption price per share, $887,570,219 / 90,054,585 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

(x)	Includes value of securities on loan of $102,859.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$29,542,952
Dividends	16,068
Securities lending (net)	3,149

Total income	29,562,169

EXPENSES
Investment management fees	6,357,674
Administrative fees	1,402,194
Distribution fees – Class IB	1,289,899
Printing and mailing expenses	115,233
Professional fees	79,260
Trustees’ fees	35,475
Custodian fees	35,000
Miscellaneous	59,235

Gross expenses	9,373,970
Less: Waiver from investment manager	(32,814)

Net expenses	9,341,156

NET INVESTMENT INCOME (LOSS)	20,221,013

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,302,698)
Futures contracts	863,469

Net realized gain (loss)	(439,229)

Change in unrealized appreciation (depreciation) on:
Investments in securities	403,481
Futures contracts	(1,739,370)

Net change in unrealized appreciation (depreciation)	(1,335,889)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,775,118)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,445,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,221,013	$8,284,740
Net realized gain (loss)	(439,229)	(1,313,696)
Net change in unrealized appreciation (depreciation)	(1,335,889)	(1,042,280)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,445,895	5,928,764

Distributions to shareholders: (a)
Class IB	(6,711,860)	(2,683,280)
Class K	(14,146,225)	(7,104,144)

Total distributions to shareholders	(20,858,085)	(9,787,424)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 7,027,915 and 2,971,310 shares, respectively ]	69,253,237	29,281,717
Capital shares issued in reinvestment of dividends [ 686,369 and 273,202 shares, respectively ]	6,711,860	2,683,280
Capital shares repurchased [ (9,487,355) and (9,055,428) shares, respectively ]	(93,454,605)	(89,240,367)

Total Class IB transactions	(17,489,508)	(57,275,370)

Class K
Capital shares sold [ 6,448,562 and 4,395,576 shares, respectively ]	64,031,501	43,579,299
Capital shares issued in reinvestment of dividends [ 1,439,086 and 719,618 shares, respectively ]	14,146,225	7,104,144
Capital shares repurchased [ (14,633,659) and (6,755,845) shares, respectively ]	(144,950,825)	(67,015,643)

Total Class K transactions	(66,773,099)	(16,332,200)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(84,262,607)	(73,607,570)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,674,797)	(77,466,230)
NET ASSETS:
Beginning of year	1,489,853,915	1,567,320,145

End of year (b)	$1,403,179,118	$1,489,853,915

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,683,280 and $7,104,144 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.82	$9.85	$9.84	$9.89	$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.04	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(0.01)	(0.02)	0.03	(0.02)	(0.01)

Total from investment operations	0.11	0.02	0.02	(0.05)	(0.05)

Less distributions:
Dividends from net investment income	(0.13)	(0.05)	(0.01)	—	—

Net asset value, end of year	$9.80	$9.82	$9.85	$9.84	$9.89

Total return	1.12%	0.19%	0.20%	(0.51)%	(0.50)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$515,609	$534,027	$592,703	$662,903	$743,593
Ratio of expenses to average net assets:
After waivers (f)	0.81%	0.82%	0.82%	0.82%	0.82%
Before waivers (f)	0.81%	0.82%	0.82%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.24%	0.38%	(0.05)%	(0.30)%	(0.40)%
Before waivers (f)	1.24%	0.38%	(0.05)%	(0.30)%	(0.40)%
Portfolio turnover rate^	48%	47%	63%	53%	78%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.87	$9.90	$9.90	$9.92	$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.06	0.02	— #	(0.02)
Net realized and unrealized gain (loss)	(0.01)	(0.02)	0.01	(0.02)	— #

Total from investment operations	0.14	0.04	0.03	(0.02)	(0.02)

Less distributions:
Dividends from net investment income	(0.15)	(0.07)	(0.03)	—	—

Net asset value, end of year	$9.86	$9.87	$9.90	$9.90	$9.92

Total return	1.47%	0.44%	0.35%	(0.20)%	(0.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$887,570	$955,827	$974,617	$977,667	$914,906
Ratio of expenses to average net assets:
After waivers (f)	0.56%	0.57%	0.57%	0.57%	0.57%
Before waivers (f)	0.56%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.49%	0.63%	0.20%	(0.04)%	(0.15)%
Before waivers (f)	1.49%	0.63%	0.20%	(0.04)%	(0.15)%
Portfolio turnover rate^	48%	47%	63%	53%	78%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(7.91)%	5.05%	13.97%
Portfolio – Class IB Shares	(7.89)	5.05	13.88
Portfolio – Class K Shares*	(7.60)	5.32	12.21
Russell 2000® Growth Index	(9.31)	5.13	13.52

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (7.89)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned (9.31)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Strong fundamental execution against a backdrop that rewarded fundamental outperformers drove much of the period’s outperformance.

•	Security selection was strong across most sectors, particularly in consumer/commercial services and technology.

•	Top contributors included The Trade Desk, Planet Fitness and Chegg.

What hurt performance during the year:

•	Stock selection in producer durables and financials detracted from performance.

•	A modest overweight to energy detracted, given pronounced weakness in underlying commodity prices.

•	Individual detractors included Affiliated Managers Group, Knight-Swift and Dycom Industries.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

Consistent with our investment discipline, we believe our holdings — regardless of their absolute level of growth or degree of economic sensitivity — are well positioned to meet or exceed consensus expectations over the next six to 18 months. Many of these stocks feature unique secular growth drivers or company-specific initiatives that we believe will help increase earnings. We have funded these purchases by selling stocks that no longer offer the growth characteristics we seek.

AXA/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	19.7%
Industrials	18.3
Health Care	17.6
Consumer Discretionary	16.3
Financials	12.5
Repurchase Agreements	4.0
Real Estate	3.6
Energy	2.7
Materials	2.4
Communication Services	2.0
Utilities	1.9
Consumer Staples	1.4
Cash and Other	(2.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$830.30	$4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.69
Class IB
Actual	1,000.00	830.50	4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.69
Class K
Actual	1,000.00	832.00	3.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.92%, 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.0%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	5,700	$407,721
Cincinnati Bell, Inc.*	18,852	146,669
Cogent Communications Holdings, Inc.	24,500	1,107,645
Consolidated Communications Holdings, Inc. (x)	42,322	418,141
Frontier Communications Corp. (x)	69,533	165,489
Intelsat SA*	26,500	566,835
Iridium Communications, Inc.*	45,300	835,785
Ooma, Inc.*	4,100	56,908
ORBCOMM, Inc.*	35,300	291,578
pdvWireless, Inc.*	2,200	82,258
Vonage Holdings Corp.*	104,300	910,539
Windstream Holdings, Inc. (x)*	20,867	43,612

		5,033,180

Entertainment (0.7%)
AMC Entertainment Holdings, Inc., Class A (x)	26,562	326,181
Eros International plc*	11,400	94,506
Glu Mobile, Inc.*	51,800	418,026
IMAX Corp.*	33,100	622,611
Liberty Media Corp.-Liberty Braves, Class A*	2,700	67,338
Liberty Media Corp.-Liberty Braves, Class C*	16,500	410,685
LiveXLive Media, Inc. (x)*	2,400	11,880
Marcus Corp. (The)	13,200	521,400
Pandora Media, Inc.*	120,800	977,272
Reading International, Inc., Class A*	2,100	30,534
Rosetta Stone, Inc.*	4,400	72,160
Take-Two Interactive Software, Inc.*	72,323	7,444,930
World Wrestling Entertainment, Inc., Class A	23,100	1,726,032

		12,723,555

Interactive Media & Services (0.2%)
Care.com, Inc.*	6,500	125,515
Cargurus, Inc.*	23,200	782,536
Cars.com, Inc.*	35,000	752,500
Liberty TripAdvisor Holdings, Inc., Class A*	41,000	651,490
Meet Group, Inc. (The)*	21,900	101,397
QuinStreet, Inc.*	14,900	241,827
Travelzoo*	2,400	23,592
TrueCar, Inc.*	58,400	529,104
Yelp, Inc.*	37,800	1,322,622

		4,530,583

Media (0.7%)
Beasley Broadcast Group, Inc., Class A	400	1,500
Boston Omaha Corp., Class A (x)*	1,300	30,420
Cardlytics, Inc. (x)*	3,900	42,237
Central European Media Enterprises Ltd., Class A (x)*	10,500	29,190
Clear Channel Outdoor Holdings, Inc., Class A	8,400	43,596
Daily Journal Corp. (x)*	300	70,200
Emerald Expositions Events, Inc.	7,200	88,848
Entercom Communications Corp., Class A (x)	59,600	340,316
Entravision Communications Corp., Class A	13,200	38,412
EW Scripps Co. (The), Class A	21,965	345,509
Fluent, Inc.*	13,700	49,320
Gannett Co., Inc.	61,400	523,742
Gray Television, Inc.*	38,500	567,490
Hemisphere Media Group, Inc.*	3,100	37,634
Liberty Latin America Ltd., Class A*	20,500	296,840
Liberty Latin America Ltd., Class C*	53,600	780,952
Loral Space & Communications, Inc.*	5,200	193,700
MDC Partners, Inc., Class A*	21,150	55,202
Meredith Corp. (x)	20,100	1,043,994
MSG Networks, Inc., Class A*	31,100	732,716
National CineMedia, Inc.	25,100	162,648
New Media Investment Group, Inc.	26,000	300,820
New York Times Co. (The), Class A	60,500	1,348,545
Nexstar Media Group, Inc., Class A	20,406	1,604,728
Saga Communications, Inc., Class A	100	3,323
Scholastic Corp.	13,300	535,458
Sinclair Broadcast Group, Inc., Class A	36,300	956,142
TechTarget, Inc.*	11,200	136,752
TEGNA, Inc.	102,200	1,110,914
Tribune Publishing Co.*	6,200	70,308
WideOpenWest, Inc.*	8,600	61,318

		11,602,774

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	17,700	364,089
Gogo, Inc. (x)*	36,600	109,434
Shenandoah Telecommunications Co.	27,328	1,209,264
Spok Holdings, Inc.	7,843	103,998

		1,786,785

Total Communication Services		35,676,877

Consumer Discretionary (16.3%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	47,100	522,810
Cooper Tire & Rubber Co.	23,800	769,454
Cooper-Standard Holdings, Inc.*	8,700	540,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Dana, Inc.	69,100	$941,833
Dorman Products, Inc.*	14,000	1,260,280
Fox Factory Holding Corp.*	17,000	1,000,790
Gentherm, Inc.*	19,800	791,604
LCI Industries	11,300	754,840
Motorcar Parts of America, Inc. (x)*	7,900	131,456
Standard Motor Products, Inc.	10,800	523,044
Stoneridge, Inc.*	12,500	308,125
Superior Industries International, Inc.	9,700	46,657
Tenneco, Inc., Class A	25,400	695,706
Tower International, Inc.	5,600	133,280

		8,420,323

Automobiles (0.0%)
Winnebago Industries, Inc.	16,200	392,202

Distributors (0.1%)
Core-Mark Holding Co., Inc.	27,600	641,700
Funko, Inc., Class A (x)*	10,300	135,445
Weyco Group, Inc.	3,100	90,427

		867,572

Diversified Consumer Services (3.1%)
Adtalem Global Education, Inc.*	28,000	1,324,960
American Public Education, Inc.*	7,450	212,027
Bright Horizons Family Solutions, Inc.*	155,595	17,341,063
Career Education Corp.*	34,500	393,990
Chegg, Inc.*	574,231	16,319,645
Grand Canyon Education, Inc.*	145,374	13,976,256
Houghton Mifflin Harcourt Co.*	69,300	613,998
K12, Inc.*	17,700	438,783
Laureate Education, Inc., Class A*	39,500	601,980
Regis Corp.*	20,210	342,560
Sotheby’s*	18,500	735,190
Strategic Education, Inc.	11,531	1,307,846
Weight Watchers International, Inc.*	18,200	701,610

		54,309,908

Hotels, Restaurants & Leisure (3.9%)
BBX Capital Corp.	2,000	11,460
Belmond Ltd., Class A*	43,700	1,093,811
Biglari Holdings, Inc., Class A*	277	162,785
BJ’s Restaurants, Inc.	11,800	596,726
Bloomin’ Brands, Inc.	51,100	914,179
Bluegreen Vacations Corp. (x)	1,600	20,688
Bojangles’, Inc.*	7,900	127,032
Boyd Gaming Corp.	39,200	814,576
Brinker International, Inc. (x)	23,900	1,051,122
Carrols Restaurant Group, Inc.*	12,200	120,048
Century Casinos, Inc.*	1,800	13,302
Cheesecake Factory, Inc. (The) (x)	22,000	957,220
Chipotle Mexican Grill, Inc.*	25,110	10,842,247
Churchill Downs, Inc.	6,300	1,536,822
Chuy’s Holdings, Inc.*	3,900	69,186
Cracker Barrel Old Country Store, Inc. (x)	10,000	1,598,600
Dave & Buster’s Entertainment, Inc.	19,800	882,288
Del Taco Restaurants, Inc.*	12,900	128,871
Denny’s Corp.*	29,712	481,631
Dine Brands Global, Inc.	8,000	538,720
Drive Shack, Inc.*	10,000	39,200
El Pollo Loco Holdings, Inc.*	7,100	107,707
Eldorado Resorts, Inc.*	31,014	1,123,017
Empire Resorts, Inc. (x)*	1,000	10,130
Fiesta Restaurant Group, Inc.*	7,400	114,774
Golden Entertainment, Inc. (x)*	9,400	150,588
Hilton Grand Vacations, Inc.*	526,013	13,881,483
International Speedway Corp., Class A	12,900	565,794
J Alexander’s Holdings, Inc.*	2,082	17,135
Jack in the Box, Inc.	13,700	1,063,531
Lindblad Expeditions Holdings, Inc.*	5,500	74,030
Marriott Vacations Worldwide Corp.	20,018	1,411,469
Nathan’s Famous, Inc.	300	19,935
Noodles & Co.*	15,500	108,345
OBH, Inc.*	770	87,457
Papa John’s International, Inc. (x)	14,166	563,948
Penn National Gaming, Inc.*	53,114	1,000,137
Planet Fitness, Inc., Class A*	356,524	19,116,817
PlayAGS, Inc.*	6,200	142,600
RCI Hospitality Holdings, Inc.	600	13,398
Red Lion Hotels Corp.*	1,100	9,020
Red Robin Gourmet Burgers, Inc.*	6,900	184,368
Red Rock Resorts, Inc., Class A	33,000	670,230
Ruth’s Hospitality Group, Inc.	10,200	231,846
Scientific Games Corp., Class A (x)*	26,200	468,456
SeaWorld Entertainment, Inc.*	26,000	574,340
Shake Shack, Inc., Class A*	10,400	472,368
Speedway Motorsports, Inc.	4,200	68,334
Texas Roadhouse, Inc.	31,100	1,856,670
Wingstop, Inc.	14,100	905,079

		67,013,520

Household Durables (0.7%)
Bassett Furniture Industries, Inc.	400	8,016
Beazer Homes USA, Inc.*	14,200	134,616
Cavco Industries, Inc.*	4,800	625,824
Century Communities, Inc.*	12,100	208,846
Flexsteel Industries, Inc.	300	6,624
GoPro, Inc., Class A (x)*	35,800	151,792
Green Brick Partners, Inc.*	2,900	20,996
Hamilton Beach Brands Holding Co., Class A	600	14,076
Helen of Troy Ltd.*	12,500	1,639,750
Hooker Furniture Corp.	1,700	44,778
Hovnanian Enterprises, Inc., Class A*	16,600	11,352
Installed Building Products, Inc.*	10,400	350,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
iRobot Corp. (x)*	14,119	$1,182,325
KB Home	40,700	777,370
La-Z-Boy, Inc.	25,600	709,376
LGI Homes, Inc. (x)*	8,400	379,848
Lifetime Brands, Inc.	2,500	25,075
M.D.C. Holdings, Inc.	21,864	614,597
M/I Homes, Inc.*	12,800	269,056
Meritage Homes Corp.*	17,900	657,288
New Home Co., Inc. (The)*	1,300	6,799
Roku, Inc. (x)*	20,400	625,056
Skyline Champion Corp.	13,600	199,784
Sonos, Inc.*	6,700	65,794
Taylor Morrison Home Corp., Class A*	51,300	815,670
TopBuild Corp.*	16,200	729,000
TRI Pointe Group, Inc.*	71,275	779,036
Tupperware Brands Corp.	24,200	763,994
William Lyon Homes, Class A*	11,300	120,797
ZAGG, Inc.*	5,700	55,746

		11,993,657

Internet & Direct Marketing Retail (2.6%)
1-800-Flowers.com, Inc., Class A*	7,300	89,279
Duluth Holdings, Inc., Class B (x)*	5,400	136,242
Etsy, Inc.*	341,079	16,225,128
Groupon, Inc.*	207,900	665,280
GrubHub, Inc.*	169,730	13,036,961
Lands’ End, Inc. (x)*	11,300	160,573
Liberty Expedia Holdings, Inc., Class A*	25,700	1,005,127
Liquidity Services, Inc.*	500	3,085
Nutrisystem, Inc.	15,100	662,588
Overstock.com, Inc. (x)*	8,000	108,640
Quotient Technology, Inc.*	33,500	357,780
Remark Holdings, Inc. (x)*	700	847
Shutterfly, Inc.*	15,300	615,978
Shutterstock, Inc.	9,700	349,297
Stamps.com, Inc.*	8,200	1,276,248
Wayfair, Inc., Class A (x)*	116,610	10,504,229

		45,197,282

Leisure Products (0.2%)
Acushnet Holdings Corp.	14,600	307,622
American Outdoor Brands Corp.*	25,300	325,358
Callaway Golf Co.	47,000	719,100
Johnson Outdoors, Inc., Class A	1,700	99,858
Malibu Boats, Inc., Class A*	9,700	337,560
MasterCraft Boat Holdings, Inc.*	6,000	112,200
Nautilus, Inc.*	9,100	99,190
Sturm Ruger & Co., Inc.	8,300	441,726
Vista Outdoor, Inc.*	27,800	315,530

		2,758,144

Multiline Retail (0.8%)
Big Lots, Inc.	23,200	670,944
Dillard’s, Inc., Class A (x)	7,400	446,294
JC Penney Co., Inc. (x)*	150,800	156,832
Ollie’s Bargain Outlet Holdings, Inc.*	185,385	12,329,956

		13,604,026

Specialty Retail (4.0%)
Aaron’s, Inc.	34,300	1,442,315
Abercrombie & Fitch Co., Class A	38,100	763,905
American Eagle Outfitters, Inc.	87,000	1,681,710
America’s Car-Mart, Inc.*	1,800	130,410
Asbury Automotive Group, Inc.*	11,400	759,924
Ascena Retail Group, Inc.*	82,864	207,989
At Home Group, Inc.*	20,900	389,994
Barnes & Noble Education, Inc.*	2,000	8,020
Barnes & Noble, Inc.	34,800	246,732
Bed Bath & Beyond, Inc.	63,400	717,688
Boot Barn Holdings, Inc.*	13,000	221,390
Buckle, Inc. (The) (x)	14,700	284,298
Burlington Stores, Inc.*	106,480	17,321,102
Caleres, Inc.	20,300	564,949
Camping World Holdings, Inc., Class A (x)	14,700	168,609
Carvana Co. (x)*	15,300	500,463
Cato Corp. (The), Class A	9,500	135,565
Chico’s FAS, Inc.	78,600	441,732
Children’s Place, Inc. (The)	7,745	697,747
Citi Trends, Inc.	300	6,117
Conn’s, Inc. (x)*	9,800	184,828
DSW, Inc., Class A	35,100	866,970
Express, Inc.*	25,300	129,283
Five Below, Inc.*	178,229	18,236,391
GameStop Corp., Class A (x)	47,300	596,926
Genesco, Inc.*	10,800	478,440
GNC Holdings, Inc., Class A (x)*	65,300	154,761
Group 1 Automotive, Inc.	12,800	674,816
Guess?, Inc.	39,000	810,030
Haverty Furniture Cos., Inc.	3,500	65,730
Hudson Ltd., Class A*	18,500	317,275
J. Jill, Inc.*	1,400	7,462
Lithia Motors, Inc., Class A	12,000	915,960
Lumber Liquidators Holdings, Inc. (x)*	13,400	127,568
MarineMax, Inc.*	8,800	161,128
Monro, Inc.	18,650	1,282,187
Murphy USA, Inc.*	14,700	1,126,608
National Vision Holdings, Inc.*	394,383	11,109,769
Office Depot, Inc.	288,900	745,362
Party City Holdco, Inc.*	26,800	267,464
Pier 1 Imports, Inc. (x)	2,600	795
Rent-A-Center, Inc. (x)*	22,700	367,513
RH (x)*	9,608	1,151,231
Sally Beauty Holdings, Inc.*	57,800	985,490
Shoe Carnival, Inc. (x)	4,000	134,040
Signet Jewelers Ltd. (x)	27,800	883,206
Sleep Number Corp.*	21,100	669,503
Sonic Automotive, Inc., Class A	8,800	121,088
Tailored Brands, Inc.	28,000	381,920
Tile Shop Holdings, Inc.	6,600	36,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Tilly’s, Inc., Class A	6,000	$65,160
Winmark Corp.	400	63,600
Zumiez, Inc.*	11,200	214,704

		70,024,035

Textiles, Apparel & Luxury Goods (0.4%)
Crocs, Inc.*	35,900	932,682
Culp, Inc. (x)	700	13,230
Deckers Outdoor Corp.*	14,900	1,906,455
Fossil Group, Inc.*	23,300	366,509
G-III Apparel Group Ltd.*	24,000	669,360
Movado Group, Inc.	7,400	233,988
Oxford Industries, Inc.	7,600	539,904
Steven Madden Ltd.	43,893	1,328,202
Superior Group of Cos., Inc.	700	12,355
Unifi, Inc.*	2,400	54,816
Vera Bradley, Inc.*	12,400	106,268
Wolverine World Wide, Inc.	50,500	1,610,445

		7,774,214

Total Consumer Discretionary		282,354,883

Consumer Staples (1.4%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	4,900	1,180,116
Castle Brands, Inc. (x)*	21,900	18,626
Celsius Holdings, Inc. (x)*	1,200	4,164
Coca-Cola Bottling Co. Consolidated	2,600	461,188
Craft Brew Alliance, Inc.*	1,300	18,603
MGP Ingredients, Inc. (x)	6,100	348,005
National Beverage Corp. (x)	5,700	409,089
Primo Water Corp.*	8,300	116,283

		2,556,074

Food & Staples Retailing (0.3%)
Andersons, Inc. (The)	17,700	529,053
BJ’s Wholesale Club Holdings, Inc. (x)*	33,896	751,135
Chefs’ Warehouse, Inc. (The)*	10,300	329,394
Ingles Markets, Inc., Class A	2,800	76,216
Natural Grocers by Vitamin Cottage, Inc.*	4,500	68,985
Performance Food Group Co.*	47,900	1,545,733
PriceSmart, Inc.	12,700	750,570
Rite Aid Corp. (x)*	496,200	351,458
Smart & Final Stores, Inc.*	4,400	20,856
SpartanNash Co.	19,320	331,918
Village Super Market, Inc., Class A	1,500	40,110
Weis Markets, Inc.	3,600	172,008

		4,967,436

Food Products (0.6%)
Alico, Inc.	100	2,950
B&G Foods, Inc. (x)	36,100	1,043,651
Calavo Growers, Inc. (x)	8,400	612,864
Cal-Maine Foods, Inc.	18,200	769,860
Darling Ingredients, Inc.*	73,722	1,418,411
Dean Foods Co.	16,900	64,389
Farmer Brothers Co.*	1,400	32,662
Fresh Del Monte Produce, Inc.	17,800	503,206
Freshpet, Inc.*	12,400	398,784
Hostess Brands, Inc.*	38,900	425,566
J&J Snack Foods Corp.	8,600	1,243,474
John B Sanfilippo & Son, Inc.	2,700	150,282
Lancaster Colony Corp.	10,100	1,786,286
Landec Corp.*	1,400	16,576
Limoneira Co.	1,500	29,325
Sanderson Farms, Inc.	9,800	973,042
Seneca Foods Corp., Class A*	1,000	28,220
Simply Good Foods Co. (The)*	28,400	536,760
Tootsie Roll Industries, Inc. (x)	5,686	189,913

		10,226,221

Household Products (0.1%)
Central Garden & Pet Co.*	2,400	82,680
Central Garden & Pet Co., Class A*	15,500	484,375
Oil-Dri Corp. of America	700	18,550
WD-40 Co.	7,800	1,429,428

		2,015,033

Personal Products (0.2%)
Edgewell Personal Care Co.*	25,400	948,690
elf Beauty, Inc. (x)*	11,900	103,054
Inter Parfums, Inc.	8,400	550,788
Medifast, Inc.	5,100	637,602
Natural Health Trends Corp. (x)	1,700	31,433
Nature’s Sunshine Products, Inc.*	7,800	63,570
Revlon, Inc., Class A (x)*	6,700	168,773
USANA Health Sciences, Inc.*	7,400	871,202

		3,375,112

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	13,500	33,615
Pyxus International, Inc. (x)*	1,600	18,976
Turning Point Brands, Inc.	3,400	92,548
Universal Corp.	12,000	649,800
Vector Group Ltd. (x)	57,900	563,367

		1,358,306

Total Consumer Staples		24,498,182

Energy (2.7%)
Energy Equipment & Services (1.4%)
Archrock, Inc.	62,200	465,878
Basic Energy Services, Inc.*	17,100	65,664
Bristow Group, Inc. (x)*	31,301	76,061
C&J Energy Services, Inc.*	30,400	410,400
Cactus, Inc., Class A*	277,045	7,593,804
CARBO Ceramics, Inc. (x)*	9,800	34,104
Covia Holdings Corp.*	30,260	103,489
Dawson Geophysical Co.*	800	2,704
Diamond Offshore Drilling, Inc. (x)*	31,400	296,416
Dril-Quip, Inc.*	18,400	552,552
Era Group, Inc.*	8,800	76,912
Exterran Corp.*	19,200	339,840
Forum Energy Technologies, Inc.*	37,900	156,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Frank’s International NV*	25,400	$132,588
FTS International, Inc.*	16,600	118,026
Helix Energy Solutions Group, Inc.*	75,800	410,078
Independence Contract Drilling, Inc.*	2,400	7,488
ION Geophysical Corp.*	1,800	9,324
Keane Group, Inc.*	18,500	151,330
Key Energy Services, Inc. (x)*	3,100	6,417
KLX Energy Services Holdings, Inc.*	9,600	225,120
Liberty Oilfield Services, Inc., Class A (x)	20,900	270,655
Mammoth Energy Services, Inc.	9,100	163,618
Matrix Service Co.*	13,900	249,366
McDermott International, Inc.*	90,678	593,034
Natural Gas Services Group, Inc.*	7,900	129,876
NCS Multistage Holdings, Inc.*	7,400	37,666
Newpark Resources, Inc.*	56,300	386,781
Nine Energy Service, Inc.*	6,600	148,764
Noble Corp. plc*	118,700	310,994
Nuverra Environmental Solutions, Inc. (x)*	300	2,460
Oceaneering International, Inc.*	526,860	6,375,006
Oil States International, Inc.*	28,300	404,124
PHI, Inc. (Non-Voting) (x)*	10,400	19,240
Pioneer Energy Services Corp.*	38,400	47,232
Profire Energy, Inc.*	6,500	9,425
ProPetro Holding Corp.*	26,500	326,480
Quintana Energy Services, Inc. (x)*	600	2,076
RigNet, Inc.*	10,700	135,248
Rowan Cos. plc, Class A*	56,700	475,713
SEACOR Holdings, Inc.*	10,000	370,000
SEACOR Marine Holdings, Inc.*	15,454	181,739
Select Energy Services, Inc., Class A (x)*	15,300	96,696
Smart Sand, Inc. (x)*	17,200	38,184
Solaris Oilfield Infrastructure, Inc., Class A	13,100	158,379
Superior Energy Services, Inc.*	74,000	247,900
TETRA Technologies, Inc.*	60,500	101,640
Tidewater, Inc.*	11,850	226,691
Unit Corp.*	27,600	394,128
US Silica Holdings, Inc. (x)	37,900	385,822

		23,523,659

Oil, Gas & Consumable Fuels (1.3%)
Abraxas Petroleum Corp.*	59,100	64,419
Alta Mesa Resources, Inc., Class A (x)*	39,700	39,700
Approach Resources, Inc. (x)*	8,100	7,063
Arch Coal, Inc., Class A	10,700	887,993
Ardmore Shipping Corp.*	4,900	22,883
Berry Petroleum Corp.	11,400	99,750
Bonanza Creek Energy, Inc.*	8,700	179,829
California Resources Corp.*	20,200	344,208
Callon Petroleum Co.*	121,437	788,126
Carrizo Oil & Gas, Inc.*	36,900	416,601
Clean Energy Fuels Corp.*	36,500	62,780
Cloud Peak Energy, Inc. (x)*	2,600	952
CONSOL Energy, Inc.*	13,200	418,572
CVR Energy, Inc.	13,900	479,272
Delek US Holdings, Inc.	36,623	1,190,614
Denbury Resources, Inc.*	217,400	371,754
DHT Holdings, Inc.	63,700	249,704
Dorian LPG Ltd.*	21,115	123,101
Earthstone Energy, Inc., Class A*	4,400	19,888
Eclipse Resources Corp.*	79,998	83,998
Energy Fuels, Inc. (x)*	19,000	54,150
EP Energy Corp., Class A (x)*	70,000	49,000
Evolution Petroleum Corp.	9,100	62,062
Frontline Ltd. (x)*	39,600	218,988
GasLog Ltd.	21,300	350,598
Golar LNG Ltd.	46,400	1,009,664
Goodrich Petroleum Corp.*	300	4,050
Gulfport Energy Corp.*	82,400	539,720
Halcon Resources Corp. (x)*	61,500	104,550
Hallador Energy Co.	1,100	5,577
HighPoint Resources Corp.*	43,400	108,066
International Seaways, Inc.*	14,300	240,812
Jagged Peak Energy, Inc. (x)*	30,400	277,248
Laredo Petroleum, Inc.*	73,300	265,346
Lilis Energy, Inc. (x)*	14,200	19,454
Matador Resources Co.*	248,180	3,854,235
Midstates Petroleum Co., Inc.*	2,600	19,526
NACCO Industries, Inc., Class A	700	23,730
NextDecade Corp. (x)*	700	3,780
Nordic American Tankers Ltd. (x)	58,300	116,600
Northern Oil and Gas, Inc. (x)*	92,000	207,920
Oasis Petroleum, Inc.*	122,263	676,114
Overseas Shipholding Group, Inc., Class A*	9,600	15,936
Panhandle Oil and Gas, Inc., Class A	8,800	136,400
Par Pacific Holdings, Inc.*	15,100	214,118
PDC Energy, Inc.*	30,247	900,151
Peabody Energy Corp.	38,100	1,161,288
Penn Virginia Corp.*	6,600	356,796
Renewable Energy Group, Inc.*	14,700	377,790
Resolute Energy Corp.*	10,500	304,290
REX American Resources Corp.*	2,900	197,519
Ring Energy, Inc.*	21,900	111,252
Rosehill Resources, Inc. (x)*	3,500	7,805
Sanchez Energy Corp. (x)*	65,800	17,766
SandRidge Energy, Inc.*	16,900	128,609
Scorpio Tankers, Inc.	216,800	381,568
SemGroup Corp., Class A	34,300	472,654
Ship Finance International Ltd.	37,200	391,716
SilverBow Resources, Inc.*	1,100	26,004
Southwestern Energy Co.*	278,000	947,980
SRC Energy, Inc.*	113,700	534,390
Talos Energy, Inc.*	9,200	150,144
Teekay Corp.	47,000	156,980
Teekay Tankers Ltd., Class A	115,400	107,091
Tellurian, Inc. (x)*	27,400	190,430
Ultra Petroleum Corp.*	127,500	96,913
Uranium Energy Corp. (x)*	17,300	21,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
W&T Offshore, Inc.*	28,100	$115,772
WildHorse Resource Development Corp.*	22,900	323,119
World Fuel Services Corp.	31,600	676,556
Zion Oil & Gas, Inc. (x)*	700	292

		22,585,351

Total Energy		46,109,010

Financials (12.5%)
Banks (6.4%)
1st Constitution Bancorp	500	9,965
1st Source Corp.	8,935	360,438
Access National Corp.	3,500	74,655
ACNB Corp.	400	15,700
Allegiance Bancshares, Inc.*	1,900	61,503
Amalgamated Bank, Class A	3,500	68,250
American National Bankshares, Inc.	6,800	199,308
Ameris Bancorp	19,400	614,398
Ames National Corp.	9,760	248,099
Arrow Financial Corp.	3,990	127,760
Atlantic Capital Bancshares, Inc.*	4,000	65,480
Auburn National Bancorporation, Inc. (x)	100	3,166
Banc of California, Inc.	25,700	342,067
BancFirst Corp.	8,200	409,180
Bancorp, Inc. (The)*	7,400	58,904
BancorpSouth Bank	45,200	1,181,528
Bank of Commerce Holdings	3,400	37,264
Bank of Marin Bancorp	4,380	180,631
Bank of NT Butterfield & Son Ltd. (The)	26,100	818,235
Bank of Princeton (The)	600	16,740
Bankwell Financial Group, Inc.	1,300	37,323
Banner Corp.	14,700	786,156
Bar Harbor Bankshares	1,900	42,617
Baycom Corp.*	1,800	41,562
BCB Bancorp, Inc.	2,500	26,175
Berkshire Hills Bancorp, Inc.	22,800	614,916
Blue Hills Bancorp, Inc.	4,300	91,762
Boston Private Financial Holdings, Inc.	54,810	579,342
Bridge Bancorp, Inc.	7,700	196,273
Brookline Bancorp, Inc.	33,856	467,890
Bryn Mawr Bank Corp.	8,300	285,520
Business First Bancshares, Inc.	1,700	41,191
Byline Bancorp, Inc.*	3,000	49,980
C&F Financial Corp.	900	47,889
Cadence Bancorp	613,592	10,296,074
Cambridge Bancorp	400	33,300
Camden National Corp.	11,525	414,554
Capital City Bank Group, Inc.	9,600	222,816
Capstar Financial Holdings, Inc.	2,400	35,352
Carolina Financial Corp.	9,000	266,310
Cathay General Bancorp	37,801	1,267,468
CB Financial Services, Inc. (x)	300	7,434
CBTX, Inc.	9,000	264,600
CenterState Bank Corp.	43,352	912,126
Central Pacific Financial Corp.	21,600	525,960
Central Valley Community Bancorp	2,100	39,627
Century Bancorp, Inc., Class A	600	40,638
Chemical Financial Corp.	33,675	1,232,842
Chemung Financial Corp.	400	16,524
Citizens & Northern Corp.	7,600	200,868
City Holding Co.	10,500	709,695
Civista Bancshares, Inc.	2,500	43,550
CNB Financial Corp.	6,240	143,208
Coastal Financial Corp.*	200	3,046
Codorus Valley Bancorp, Inc.	1,260	26,775
Columbia Banking System, Inc.	40,075	1,454,322
Community Bank System, Inc.	23,596	1,375,647
Community Bankers Trust Corp.*	4,000	28,880
Community Financial Corp. (The)	1,000	29,240
Community Trust Bancorp, Inc.	8,500	336,685
ConnectOne Bancorp, Inc.	16,400	302,908
County Bancorp, Inc.	1,100	19,107
Customers Bancorp, Inc.*	14,900	271,180
CVB Financial Corp.	49,600	1,003,408
Eagle Bancorp, Inc.*	17,930	873,370
Enterprise Bancorp, Inc.	1,200	38,592
Enterprise Financial Services Corp.	15,490	582,889
Equity Bancshares, Inc., Class A*	2,600	91,650
Esquire Financial Holdings, Inc.*	400	8,680
Evans Bancorp, Inc.	800	26,008
Farmers & Merchants Bancorp, Inc.	900	34,641
Farmers National Banc Corp.	3,000	38,220
FB Financial Corp.	5,700	199,614
FCB Financial Holdings, Inc., Class A*	21,200	711,896
Fidelity D&D Bancorp, Inc. (x)	400	25,672
Fidelity Southern Corp.	10,400	270,608
Financial Institutions, Inc.	2,700	69,390
First Bancorp (Nasdaq Stock Exchange)	17,188	561,360
First Bancorp (Quotrix Stock Exchange)	100,800	866,880
First Bancorp, Inc.	4,040	106,252
First Bancshares, Inc. (The)	1,400	42,350
First Bank	1,100	13,332
First Busey Corp.	26,331	646,163
First Business Financial Services, Inc.	1,500	29,265
First Choice Bancorp (x)	1,300	29,380
First Commonwealth Financial Corp.	59,700	721,176
First Community Corp.	500	9,715
First Financial Bancorp	48,365	1,147,218
First Financial Bankshares, Inc. (x)	34,900	2,013,381
First Financial Corp.	3,600	144,540
First Financial Northwest, Inc.	2,300	35,581
First Foundation, Inc.*	18,400	236,624
First Guaranty Bancshares, Inc.	900	20,889

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
First Internet Bancorp	2,700	$55,188
First Interstate BancSystem, Inc., Class A (x)	15,789	577,246
First Merchants Corp.	27,500	942,425
First Mid-Illinois Bancshares, Inc.	1,900	60,648
First Midwest Bancorp, Inc.	50,000	990,500
First Northwest Bancorp	500	7,415
First of Long Island Corp. (The)	11,000	219,450
First Savings Financial Group, Inc. (x)	100	5,194
First United Corp.	400	6,368
Flushing Financial Corp.	20,350	438,135
Franklin Financial Network, Inc.*	4,400	116,028
Fulton Financial Corp.	81,500	1,261,620
German American Bancorp, Inc.	16,050	445,708
Glacier Bancorp, Inc.	41,430	1,641,457
Great Southern Bancorp, Inc.	2,900	133,487
Great Western Bancorp, Inc.	30,800	962,500
Green Bancorp, Inc.	8,000	137,120
Guaranty Bancorp	11,400	236,550
Guaranty Bancshares, Inc. (x)	1,400	41,748
Hancock Whitney Corp.	42,290	1,465,348
Hanmi Financial Corp.	21,138	416,419
HarborOne Bancorp, Inc.*	3,000	47,670
Heartland Financial USA, Inc.	17,055	749,567
Heritage Commerce Corp.	18,800	213,192
Heritage Financial Corp.	17,866	530,977
Hilltop Holdings, Inc.	34,099	607,985
Home BancShares, Inc.	75,875	1,239,797
HomeTrust Bancshares, Inc.	2,200	57,596
Hope Bancorp, Inc.	66,285	786,140
Horizon Bancorp, Inc.	16,200	255,636
Howard Bancorp, Inc.*	2,800	40,040
IBERIABANK Corp.	28,648	1,841,493
Independent Bank Corp./MA	13,600	956,216
Independent Bank Corp./MI	4,100	86,182
Independent Bank Group, Inc.	13,100	599,587
International Bancshares Corp.	28,700	987,280
Investar Holding Corp.	1,600	39,680
Investors Bancorp, Inc.	124,972	1,299,709
Lakeland Bancorp, Inc.	20,010	296,348
Lakeland Financial Corp.	15,855	636,737
LCNB Corp.	2,100	31,815
LegacyTexas Financial Group, Inc.	22,130	710,152
Level One Bancorp, Inc. (x)	600	13,458
Live Oak Bancshares, Inc.	11,000	162,910
Macatawa Bank Corp.	4,000	38,480
MB Financial, Inc.	43,040	1,705,675
MBT Financial Corp.	4,700	43,710
Mercantile Bank Corp.	6,700	189,342
Metropolitan Bank Holding Corp.*	1,600	49,360
Mid Penn Bancorp, Inc.	500	11,510
Middlefield Banc Corp.	300	12,729
Midland States Bancorp, Inc.	9,900	221,166
MidSouth Bancorp, Inc.	4,300	45,580
MidWestOne Financial Group, Inc.	1,500	37,245
MutualFirst Financial, Inc.	1,100	29,227
MVB Financial Corp.	600	10,824
National Bank Holdings Corp., Class A	19,800	611,226
National Bankshares, Inc.	2,800	102,004
National Commerce Corp.*	7,000	252,000
NBT Bancorp, Inc.	24,195	836,905
Nicolet Bankshares, Inc.*	1,100	53,680
Northeast Bancorp	1,600	26,768
Northrim BanCorp, Inc.	1,300	42,731
Norwood Financial Corp.	400	13,200
Oak Valley Bancorp (x)	200	3,660
OFG Bancorp	17,800	292,988
Ohio Valley Banc Corp. (x)	800	28,312
Old Line Bancshares, Inc.	2,700	71,064
Old National Bancorp	71,280	1,097,712
Old Second Bancorp, Inc.	4,700	61,100
Opus Bank	12,000	235,080
Origin Bancorp, Inc.	8,400	286,272
Orrstown Financial Services, Inc.	1,400	25,494
Pacific City Financial Corp.	2,300	35,995
Pacific Mercantile Bancorp*	1,200	8,580
Pacific Premier Bancorp, Inc.*	26,500	676,280
Park National Corp.	6,450	547,927
Parke Bancorp, Inc.	1,910	35,746
Peapack Gladstone Financial Corp.	3,000	75,540
Penns Woods Bancorp, Inc.	1,440	57,946
Peoples Bancorp of North Carolina, Inc.	430	10,518
Peoples Bancorp, Inc.	6,600	198,660
Peoples Financial Services Corp.	900	39,654
People’s Utah Bancorp	1,700	51,255
Preferred Bank	6,200	268,770
Premier Financial Bancorp, Inc.	2,300	34,293
QCR Holdings, Inc.	2,000	64,180
RBB Bancorp	2,400	42,168
Reliant Bancorp, Inc. (x)	600	13,824
Renasant Corp.	21,900	660,942
Republic Bancorp, Inc., Class A	5,100	197,472
Republic First Bancorp, Inc.*	6,900	41,193
S&T Bancorp, Inc.	19,961	755,324
Sandy Spring Bancorp, Inc.	16,541	518,395
SB One Bancorp	1,100	22,484
Seacoast Banking Corp. of Florida*	27,000	702,540
Select Bancorp, Inc.*	1,500	18,570
ServisFirst Bancshares, Inc.	24,400	777,628
Shore Bancshares, Inc.	2,300	33,442
Sierra Bancorp	3,800	91,314
Simmons First National Corp., Class A	48,718	1,175,565
SmartFinancial, Inc.*	1,800	32,886
South State Corp.	16,754	1,004,402
Southern First Bancshares, Inc.*	1,200	38,484
Southern National Bancorp of Virginia, Inc.	3,300	43,626
Southside Bancshares, Inc.	22,136	702,818
Spirit of Texas Bancshares, Inc. (x)*	1,200	27,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
State Bank Financial Corp.	22,700	$490,093
Stock Yards Bancorp, Inc.	12,150	398,520
Summit Financial Group, Inc.	1,500	28,965
SVB Financial Group*	50,616	9,612,991
Tompkins Financial Corp.	7,351	551,398
Towne Bank	29,009	694,766
TriCo Bancshares	10,782	364,324
TriState Capital Holdings, Inc.*	7,800	151,788
Triumph Bancorp, Inc.*	15,600	463,320
Trustmark Corp.	34,720	987,090
UMB Financial Corp.	23,460	1,430,356
Union Bankshares Corp.	31,219	881,312
Union Bankshares, Inc.	200	9,550
United Bankshares, Inc.	50,932	1,584,495
United Community Banks, Inc.	36,600	785,436
United Security Bancshares	2,300	22,034
Unity Bancorp, Inc.	500	10,380
Univest Corp. of Pennsylvania	12,938	279,073
Valley National Bancorp	152,147	1,351,065
Veritex Holdings, Inc.*	11,000	235,180
Washington Trust Bancorp, Inc.	10,800	513,324
WesBanco, Inc.	23,495	862,032
West Bancorporation, Inc.	6,800	129,812
Westamerica Bancorp	13,500	751,680
Wintrust Financial Corp.	163,560	10,875,104

		110,576,957

Capital Markets (2.4%)
Affiliated Managers Group, Inc.	70,435	6,863,186
Arlington Asset Investment Corp., Class A (x)	16,600	120,184
Artisan Partners Asset Management, Inc., Class A	21,600	477,576
Ashford, Inc.	300	15,570
Associated Capital Group, Inc., Class A (x)	3,930	138,454
B. Riley Financial, Inc.	2,700	38,340
Blucora, Inc.*	20,300	540,792
BrightSphere Investment Group plc	40,100	428,268
Cohen & Steers, Inc.	11,366	390,081
Cowen, Inc.*	14,400	192,096
Diamond Hill Investment Group, Inc.	1,500	224,175
Donnelley Financial Solutions, Inc.*	13,000	182,390
Federated Investors, Inc., Class B	45,700	1,213,335
Focus Financial Partners, Inc., Class A*	8,827	232,415
GAIN Capital Holdings, Inc. (x)	12,200	75,152
GAMCO Investors, Inc., Class A	5,030	84,957
Greenhill & Co., Inc. (x)	13,000	317,200
Hamilton Lane, Inc., Class A	7,000	259,000
Houlihan Lokey, Inc.	17,000	625,600
INTL. FCStone, Inc.*	8,100	296,298
Investment Technology Group, Inc.	17,000	514,080
Ladenburg Thalmann Financial Services, Inc.	19,100	44,503
Lazard Ltd., Class A	355,794	13,132,356
Moelis & Co., Class A	25,500	876,690
Oppenheimer Holdings, Inc., Class A	3,100	79,205
Piper Jaffray Cos.	8,000	526,720
PJT Partners, Inc., Class A	8,700	337,212
Pzena Investment Management, Inc., Class A	5,800	50,170
Safeguard Scientifics, Inc.*	4,330	37,325
Siebert Financial Corp. (x)*	1,100	15,906
Silvercrest Asset Management Group, Inc., Class A	600	7,938
Stifel Financial Corp.	297,628	12,327,752
Virtus Investment Partners, Inc.	2,895	229,950
Waddell & Reed Financial, Inc., Class A	41,500	750,320
Westwood Holdings Group, Inc.	2,200	74,800
WisdomTree Investments, Inc.	72,600	482,790

		42,202,786

Consumer Finance (0.4%)
Curo Group Holdings Corp.*	5,900	55,991
Elevate Credit, Inc. (x)*	12,900	57,792
Encore Capital Group, Inc. (x)*	17,050	400,675
Enova International, Inc.*	15,300	297,738
EZCORP, Inc., Class A*	23,000	177,790
FirstCash, Inc.	21,504	1,555,815
Green Dot Corp., Class A*	25,200	2,003,904
LendingClub Corp.*	171,700	451,571
Nelnet, Inc., Class A	10,450	546,953
PRA Group, Inc.*	26,460	644,830
Regional Management Corp.*	1,900	45,695
World Acceptance Corp.*	4,320	441,763

		6,680,517

Diversified Financial Services (0.1%)
Banco Latinoamericano de Comercio Exterior SA, Class E	17,420	301,366
Cannae Holdings, Inc.*	44,300	758,416
FGL Holdings*	66,900	445,554
Marlin Business Services Corp.	9,800	218,834
On Deck Capital, Inc.*	7,200	42,480

		1,766,650

Insurance (1.5%)
Ambac Financial Group, Inc.*	32,500	560,300
American Equity Investment Life Holding Co.	47,380	1,323,797
AMERISAFE, Inc.	11,990	679,713
Argo Group International Holdings Ltd.	16,910	1,137,197
Citizens, Inc. (x)*	22,300	167,696
CNO Financial Group, Inc.	87,900	1,307,952
Crawford & Co., Class B	4,800	43,200
Donegal Group, Inc., Class A	7,700	105,066
eHealth, Inc.*	9,000	345,780
EMC Insurance Group, Inc.	2,100	66,885
Employers Holdings, Inc.	18,300	768,051
Enstar Group Ltd.*	5,950	997,042
FBL Financial Group, Inc., Class A	5,300	347,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
FedNat Holding Co.	3,600	$71,712
Genworth Financial, Inc., Class A*	262,800	1,224,648
Global Indemnity Ltd.	6,450	233,684
Goosehead Insurance, Inc., Class A (x)*	3,100	81,499
Greenlight Capital Re Ltd., Class A (x)*	15,116	130,300
Hallmark Financial Services, Inc.*	14,700	157,143
HCI Group, Inc. (x)	2,300	116,863
Health Insurance Innovations, Inc., Class A (x)*	6,000	160,380
Heritage Insurance Holdings, Inc.	8,700	128,064
Horace Mann Educators Corp.	18,310	685,709
Investors Title Co.	400	70,672
James River Group Holdings Ltd.	14,500	529,830
Kemper Corp.	27,911	1,852,732
Kingstone Cos., Inc.	1,800	31,842
Kinsale Capital Group, Inc.	13,200	733,392
Maiden Holdings Ltd.	45,330	74,795
MBIA, Inc.*	41,300	368,396
National General Holdings Corp.	29,100	704,511
National Western Life Group, Inc., Class A	1,030	309,721
Navigators Group, Inc. (The)	10,000	694,900
NI Holdings, Inc.*	1,800	28,314
Primerica, Inc.	23,000	2,247,330
ProAssurance Corp.	25,000	1,014,000
Protective Insurance Corp., Class B	4,387	73,044
RLI Corp.	17,800	1,228,022
Safety Insurance Group, Inc.	8,350	683,113
Selective Insurance Group, Inc.	30,340	1,848,920
State Auto Financial Corp.	6,700	228,068
Stewart Information Services Corp.	12,600	521,640
Third Point Reinsurance Ltd.*	36,100	348,004
Tiptree, Inc.	2,700	15,093
Trupanion, Inc. (x)*	11,300	287,698
United Fire Group, Inc.	10,000	554,500
United Insurance Holdings Corp.	4,400	73,128
Universal Insurance Holdings, Inc.	19,000	720,480

		26,082,771

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
AG Mortgage Investment Trust, Inc. (REIT)	13,200	210,276
Anworth Mortgage Asset Corp. (REIT)	39,700	160,388
Apollo Commercial Real Estate Finance, Inc. (REIT)	58,148	968,745
Arbor Realty Trust, Inc. (REIT)	30,700	309,149
Ares Commercial Real Estate Corp. (REIT)	5,200	67,808
ARMOUR Residential REIT, Inc. (REIT)	20,916	428,778
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	53,900	1,717,254
Capstead Mortgage Corp. (REIT)	50,010	333,567
Cherry Hill Mortgage Investment Corp. (REIT)	5,700	99,978
Colony Credit Real Estate, Inc. (REIT)	39,600	625,284
Dynex Capital, Inc. (REIT)	14,100	80,652
Exantas Capital Corp. (REIT)	9,787	98,066
Granite Point Mortgage Trust, Inc. (REIT)	20,400	367,812
Great Ajax Corp. (REIT)	3,400	40,970
Invesco Mortgage Capital, Inc. (REIT)	58,655	849,324
KKR Real Estate Finance Trust, Inc. (REIT)	1,900	36,385
Ladder Capital Corp. (REIT)	54,408	841,692
New York Mortgage Trust, Inc. (REIT)	82,300	484,747
Orchid Island Capital, Inc. (REIT) (x)	21,700	138,663
PennyMac Mortgage Investment Trust (REIT)	28,563	531,843
Ready Capital Corp. (REIT)	2,800	38,724
Redwood Trust, Inc. (REIT)	40,000	602,800
TPG RE Finance Trust, Inc. (REIT)	16,600	303,448
Western Asset Mortgage Capital Corp. (REIT)	11,400	95,076

		9,431,429

Thrifts & Mortgage Finance (1.1%)
Axos Financial, Inc.*	27,000	679,860
BankFinancial Corp.	12,500	186,875
Beneficial Bancorp, Inc.	45,376	648,423
Bridgewater Bancshares, Inc.*	2,300	24,265
BSB Bancorp, Inc.*	1,400	39,284
Capitol Federal Financial, Inc.	77,100	984,567
Columbia Financial, Inc.*	23,400	357,786
Dime Community Bancshares, Inc.	700	11,886
Entegra Financial Corp.*	1,200	24,900
ESSA Bancorp, Inc.	2,100	32,781
Essent Group Ltd.*	45,300	1,548,354
Federal Agricultural Mortgage Corp., Class C	4,300	259,892
First Defiance Financial Corp.	2,100	51,471
Flagstar Bancorp, Inc.*	18,900	498,960
FS Bancorp, Inc.	600	25,728
Hingham Institution for Savings	400	79,096
Home Bancorp, Inc.	1,100	38,940
HomeStreet, Inc.*	12,700	269,621
Impac Mortgage Holdings, Inc. (x)*	3,100	11,718
Kearny Financial Corp.	53,184	681,819
LendingTree, Inc. (x)*	4,500	988,065
Luther Burbank Corp.	4,200	37,884
Malvern Bancorp, Inc.*	1,500	29,595
Merchants Bancorp	3,500	69,860
Meridian Bancorp, Inc.	30,100	431,032
Meta Financial Group, Inc.	12,900	250,131

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
MGIC Investment Corp.*	175,451	$1,835,217
Mr Cooper Group, Inc.*	35,761	417,331
NMI Holdings, Inc., Class A*	42,600	760,410
Northfield Bancorp, Inc.	24,658	334,116
Northwest Bancshares, Inc.	51,790	877,323
OceanFirst Financial Corp.	24,343	547,961
Ocwen Financial Corp.*	20,500	27,470
OP Bancorp (x)*	900	7,983
Oritani Financial Corp.	19,394	286,061
PCSB Financial Corp.	2,400	46,944
PDL Community Bancorp*	500	6,370
PennyMac Financial Services, Inc.	4,200	89,292
Provident Bancorp, Inc.*	600	13,008
Provident Financial Services, Inc.	31,600	762,508
Prudential Bancorp, Inc.	1,800	31,680
Radian Group, Inc.	110,666	1,810,496
Riverview Bancorp, Inc.	3,700	26,936
SI Financial Group, Inc.	1,100	14,003
Southern Missouri Bancorp, Inc.	1,700	57,630
Sterling Bancorp, Inc.	3,400	23,630
Territorial Bancorp, Inc.	4,500	116,910
Timberland Bancorp, Inc.	1,200	26,760
TrustCo Bank Corp.	66,200	454,132
United Community Financial Corp.	8,000	70,800
United Financial Bancorp, Inc.	26,345	387,271
Walker & Dunlop, Inc.	14,500	627,125
Washington Federal, Inc.	42,000	1,121,820
Waterstone Financial, Inc.	2,800	46,928
Western New England Bancorp, Inc.	4,200	42,168
WSFS Financial Corp.	16,400	621,724

		19,754,800

Total Financials		216,495,910

Health Care (17.6%)
Biotechnology (8.3%)
Abeona Therapeutics, Inc. (x)*	18,500	132,090
ACADIA Pharmaceuticals, Inc. (x)*	46,400	750,288
Acceleron Pharma, Inc.*	22,900	997,295
Achaogen, Inc. (x)*	10,300	12,669
Achillion Pharmaceuticals, Inc.*	71,800	114,162
Acorda Therapeutics, Inc.*	28,100	437,798
Adamas Pharmaceuticals, Inc. (x)*	18,200	155,428
ADMA Biologics, Inc. (x)*	4,900	11,711
Aduro Biotech, Inc.*	35,400	93,456
Adverum Biotechnologies, Inc.*	11,800	37,170
Aeglea BioTherapeutics, Inc.*	2,700	20,223
Agenus, Inc. (x)*	87,400	208,012
AgeX Therapeutics, Inc. (x)*	4,320	12,917
Aimmune Therapeutics, Inc.*	222,720	5,327,462
Akebia Therapeutics, Inc. (x)*	43,724	241,792
Albireo Pharma, Inc.*	1,800	44,154
Alder Biopharmaceuticals, Inc.*	30,100	308,525
Aldeyra Therapeutics, Inc.*	2,500	20,750
Allakos, Inc. (x)*	3,600	188,172
Allena Pharmaceuticals, Inc.*	1,700	9,265
Allogene Therapeutics, Inc. (x)*	146,521	3,945,811
AMAG Pharmaceuticals, Inc.*	18,853	286,377
Amicus Therapeutics, Inc. (x)*	89,200	854,536
AnaptysBio, Inc.*	8,300	529,457
Apellis Pharmaceuticals, Inc.*	17,000	224,230
Aptinyx, Inc.*	3,000	49,620
Arbutus Biopharma Corp.*	5,800	22,214
Arcus Biosciences, Inc. (x)*	4,000	43,080
Ardelyx, Inc.*	16,500	29,535
Arena Pharmaceuticals, Inc.*	22,240	866,248
ArQule, Inc.*	46,000	127,420
Array BioPharma, Inc.*	92,500	1,318,125
Arrowhead Pharmaceuticals, Inc. (x)*	41,000	509,220
Arsanis, Inc. (x)*	400	928
Ascendis Pharma A/S (ADR)*	77,010	4,824,676
Atara Biotherapeutics, Inc.*	19,200	667,008
Athenex, Inc. (x)*	19,800	251,262
Athersys, Inc. (x)*	20,600	29,664
Audentes Therapeutics, Inc.*	15,100	321,932
AVEO Pharmaceuticals, Inc. (x)*	62,400	99,840
Avid Bioservices, Inc.*	12,200	50,020
Avrobio, Inc.*	3,200	53,280
BeiGene Ltd. (ADR)*	40,313	5,654,301
Bellicum Pharmaceuticals, Inc.*	11,700	34,164
BioCryst Pharmaceuticals, Inc. (x)*	49,400	398,658
Biohaven Pharmaceutical Holding Co. Ltd.*	159,555	5,900,344
BioSpecifics Technologies Corp.*	1,300	78,780
BioTime, Inc. (x)*	43,200	39,442
Blueprint Medicines Corp.*	97,627	5,263,072
Calithera Biosciences, Inc.*	7,500	30,075
Calyxt, Inc. (x)*	5,600	58,016
Cara Therapeutics, Inc. (x)*	18,300	237,900
CareDx, Inc.*	15,700	394,698
CASI Pharmaceuticals, Inc. (x)*	11,400	45,828
Catalyst Biosciences, Inc.*	8,500	67,065
Catalyst Pharmaceuticals, Inc.*	26,700	51,264
Celcuity, Inc.*	700	16,793
Cellular Biomedicine Group, Inc. (x)*	1,000	17,660
ChemoCentryx, Inc.*	19,000	207,290
Chimerix, Inc.*	29,500	75,815
Clovis Oncology, Inc. (x)*	20,900	375,364
Cohbar, Inc. (m)(x)*	2,900	9,019
Coherus Biosciences, Inc.*	22,100	200,005
Concert Pharmaceuticals, Inc.*	9,900	124,245
Corbus Pharmaceuticals Holdings, Inc. (x)*	41,500	242,360
Corvus Pharmaceuticals, Inc.*	1,900	6,973
Crinetics Pharmaceuticals, Inc. (x)*	2,000	59,980
CTI BioPharma Corp. (x)*	3,000	2,201
Cue Biopharma, Inc. (x)*	700	3,290
Cytokinetics, Inc.*	24,000	151,680
CytomX Therapeutics, Inc.*	18,200	274,820
Deciphera Pharmaceuticals, Inc.*	10,000	209,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Denali Therapeutics, Inc. (x)*	21,500	$444,190
Dicerna Pharmaceuticals, Inc.*	21,500	229,835
Dynavax Technologies Corp. (x)*	28,960	264,984
Eagle Pharmaceuticals, Inc.*	7,600	306,204
Editas Medicine, Inc.*	21,500	489,125
Eidos Therapeutics, Inc. (x)*	2,900	39,904
Emergent BioSolutions, Inc.*	24,700	1,464,216
Enanta Pharmaceuticals, Inc.*	7,900	559,557
Epizyme, Inc.*	22,700	139,832
Esperion Therapeutics, Inc. (x)*	10,000	460,000
Evelo Biosciences, Inc. (x)*	2,000	26,020
Exact Sciences Corp.*	279,210	17,618,151
Fate Therapeutics, Inc.*	23,700	304,071
Fennec Pharmaceuticals, Inc.*	1,000	6,380
FibroGen, Inc.*	35,200	1,629,056
Five Prime Therapeutics, Inc.*	17,600	163,680
Flexion Therapeutics, Inc. (x)*	13,000	147,160
Fortress Biotech, Inc. (x)*	1,700	1,462
Forty Seven, Inc. (x)*	2,200	34,584
G1 Therapeutics, Inc.*	9,600	183,840
Genomic Health, Inc.*	10,100	650,541
Geron Corp. (x)*	105,900	105,900
Global Blood Therapeutics, Inc. (x)*	23,600	968,780
GlycoMimetics, Inc.*	10,700	101,329
GTx, Inc. (x)*	1,200	936
Halozyme Therapeutics, Inc.*	59,200	866,096
Heron Therapeutics, Inc. (x)*	35,800	928,652
Homology Medicines, Inc. (x)*	3,900	87,204
Idera Pharmaceuticals, Inc. (x)*	8,087	22,401
ImmunoGen, Inc.*	75,100	360,480
Immunomedics, Inc. (x)*	68,500	977,495
Incyte Corp.*	94,930	6,036,599
Inovio Pharmaceuticals, Inc. (x)*	54,700	218,800
Insmed, Inc.*	35,400	464,448
Insys Therapeutics, Inc. (x)*	31,300	109,550
Intellia Therapeutics, Inc.*	15,700	214,305
Intercept Pharmaceuticals, Inc.*	10,300	1,038,137
Intrexon Corp.*	32,800	214,512
Invitae Corp.*	31,000	342,860
Iovance Biotherapeutics, Inc.*	52,100	461,085
Ironwood Pharmaceuticals, Inc.*	72,800	754,208
Jounce Therapeutics, Inc.*	15,200	51,224
Kadmon Holdings, Inc. (x)*	28,400	59,072
Karyopharm Therapeutics, Inc.*	22,900	214,573
Kezar Life Sciences, Inc. (x)*	1,600	37,760
Kindred Biosciences, Inc.*	7,500	82,125
Kiniksa Pharmaceuticals Ltd., Class A (x)*	3,100	87,079
Kura Oncology, Inc.*	10,900	153,036
La Jolla Pharmaceutical Co. (x)*	9,400	88,642
Lexicon Pharmaceuticals, Inc. (x)*	24,742	164,287
Ligand Pharmaceuticals, Inc.*	9,450	1,282,365
Loxo Oncology, Inc.*	57,230	8,016,206
MacroGenics, Inc.*	17,300	219,710
Madrigal Pharmaceuticals, Inc. (x)*	34,010	3,833,607
Magenta Therapeutics, Inc. (x)*	900	5,130
MannKind Corp. (x)*	135,300	143,418
MediciNova, Inc. (x)*	6,000	49,020
MeiraGTx Holdings plc (x)*	1,100	10,604
Mersana Therapeutics, Inc.*	5,100	20,808
Minerva Neurosciences, Inc.*	18,600	125,364
Miragen Therapeutics, Inc.*	1,300	3,939
Mirati Therapeutics, Inc.*	8,500	360,570
Molecular Templates, Inc. (x)*	700	2,828
Momenta Pharmaceuticals, Inc.*	33,100	365,424
Mustang Bio, Inc. (x)*	800	2,352
Myriad Genetics, Inc.*	38,100	1,107,567
NantKwest, Inc. (x)*	6,900	8,004
Natera, Inc.*	14,200	198,232
Neon Therapeutics, Inc. (x)*	1,500	7,545
Neurocrine Biosciences, Inc.*	128,960	9,209,034
NewLink Genetics Corp. (x)*	13,400	20,368
Novavax, Inc. (x)*	144,600	266,064
Nymox Pharmaceutical Corp.*	200	262
OPKO Health, Inc. (x)*	151,600	456,316
Organovo Holdings, Inc. (x)*	9,300	8,901
Ovid therapeutics, Inc.*	400	968
Palatin Technologies, Inc. (x)*	19,800	14,026
PDL BioPharma, Inc.*	99,900	289,710
Pfenex, Inc.*	2,300	7,337
Pieris Pharmaceuticals, Inc. (x)*	16,600	44,156
PolarityTE, Inc. (x)*	13,500	182,115
Portola Pharmaceuticals, Inc. (x)*	30,700	599,264
Progenics Pharmaceuticals, Inc.*	29,300	123,060
Proteostasis Therapeutics, Inc.*	10,700	34,668
Prothena Corp. plc*	16,600	170,980
PTC Therapeutics, Inc.*	24,700	847,704
Puma Biotechnology, Inc. (x)*	12,900	262,515
Ra Pharmaceuticals, Inc.*	7,900	143,780
Radius Health, Inc.*	16,000	263,840
Recro Pharma, Inc.*	7,900	56,090
REGENXBIO, Inc.*	13,200	553,740
Repligen Corp.*	20,900	1,102,266
Replimune Group, Inc. (x)*	1,500	15,000
Retrophin, Inc.*	16,000	362,080
Rhythm Pharmaceuticals, Inc.*	5,500	147,840
Rigel Pharmaceuticals, Inc.*	94,500	217,350
Rocket Pharmaceuticals, Inc. (x)*	8,300	123,006
Rubius Therapeutics, Inc. (x)*	253,382	4,074,383
Sage Therapeutics, Inc.*	57,219	5,481,008
Sangamo Therapeutics, Inc. (x)*	47,800	548,744
Sarepta Therapeutics, Inc.*	68,850	7,513,600
Savara, Inc. (x)*	5,700	43,149
Scholar Rock Holding Corp. (x)*	2,000	45,940
Selecta Biosciences, Inc. (x)*	2,900	7,714
Seres Therapeutics, Inc. (x)*	16,700	75,484
Solid Biosciences, Inc. (x)*	4,800	128,640
Sorrento Therapeutics, Inc. (x)*	50,300	120,720
Spark Therapeutics, Inc. (x)*	14,852	581,307
Spectrum Pharmaceuticals, Inc.*	56,000	490,000
Spero Therapeutics, Inc. (x)*	800	4,920
Spring Bank Pharmaceuticals, Inc.*	300	3,117
Stemline Therapeutics, Inc.*	10,800	102,600
Surface Oncology, Inc.*	3,900	16,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Syndax Pharmaceuticals, Inc.*	3,700	$16,465
Synlogic, Inc. (x)*	3,100	21,731
Syros Pharmaceuticals, Inc.*	6,500	36,205
T2 Biosystems, Inc. (x)*	18,300	55,083
TG Therapeutics, Inc. (x)*	45,400	186,140
Tocagen, Inc.*	4,700	38,587
Translate Bio, Inc. (x)*	1,500	11,250
Tyme Technologies, Inc. (x)*	6,900	25,461
Ultragenyx Pharmaceutical, Inc.*	111,052	4,828,541
UNITY Biotechnology, Inc. (x)*	5,800	94,308
Unum Therapeutics, Inc. (x)*	6,400	28,160
Vanda Pharmaceuticals, Inc.*	21,603	564,486
Veracyte, Inc.*	11,000	138,380
Verastem, Inc. (x)*	38,200	128,352
Vericel Corp.*	13,500	234,900
Viking Therapeutics, Inc. (x)*	26,200	200,430
Voyager Therapeutics, Inc.*	9,300	87,420
Xencor, Inc.*	21,800	788,288
XOMA Corp. (x)*	1,671	21,138
Zafgen, Inc.*	6,000	29,700
ZIOPHARM Oncology, Inc. (x)*	73,065	136,632

		143,027,843

Health Care Equipment & Supplies (3.4%)
Accuray, Inc.*	54,867	187,096
AngioDynamics, Inc.*	27,300	549,549
Anika Therapeutics, Inc.*	8,000	268,880
Antares Pharma, Inc.*	47,500	129,200
AtriCure, Inc.*	20,900	639,540
Atrion Corp.	700	518,756
Avanos Medical, Inc.*	25,500	1,142,145
AxoGen, Inc.*	317,867	6,494,023
Cardiovascular Systems, Inc.*	15,100	430,199
Cerus Corp.*	48,200	244,374
CONMED Corp.	12,800	821,760
CryoLife, Inc.*	16,300	462,594
CryoPort, Inc. (x)*	11,500	126,845
Cutera, Inc.*	8,800	149,776
CytoSorbents Corp. (x)*	7,900	63,832
ElectroCore, Inc. (x)*	1,700	10,642
Endologix, Inc.*	26,500	18,974
FONAR Corp.*	300	6,072
GenMark Diagnostics, Inc.*	23,100	112,266
Glaukos Corp. (x)*	13,900	780,763
Globus Medical, Inc., Class A*	32,700	1,415,256
Haemonetics Corp.*	24,600	2,461,230
Helius Medical Technologies, Inc. (x)*	1,500	13,740
Heska Corp.*	3,300	284,130
Inogen, Inc.*	74,140	9,205,964
Integer Holdings Corp.*	15,100	1,151,526
IntriCon Corp.*	5,700	150,366
Invacare Corp.	14,300	61,490
iRadimed Corp. (x)*	1,700	41,582
iRhythm Technologies, Inc.*	11,200	778,176
Lantheus Holdings, Inc.*	19,300	302,045
LeMaitre Vascular, Inc.	6,400	151,296
LivaNova plc*	23,600	2,158,692
Meridian Bioscience, Inc.	24,400	423,584
Merit Medical Systems, Inc.*	27,375	1,527,798
Natus Medical, Inc.*	16,700	568,301
Neogen Corp.*	27,133	1,546,581
Neuronetics, Inc. (x)*	2,600	50,310
Nevro Corp.*	12,500	486,125
Novocure Ltd.*	33,900	1,134,972
NuVasive, Inc.*	26,800	1,328,208
Nuvectra Corp.*	6,100	99,674
NxStage Medical, Inc.*	31,200	892,944
OraSure Technologies, Inc.*	39,600	462,528
Orthofix Medical, Inc.*	12,500	656,125
OrthoPediatrics Corp.*	2,100	73,248
Oxford Immunotec Global plc*	6,500	83,070
Penumbra, Inc. (x)*	105,099	12,843,098
Pulse Biosciences, Inc. (x)*	2,300	26,358
Quidel Corp.*	17,900	873,878
Rockwell Medical, Inc. (x)*	31,000	70,060
RTI Surgical, Inc.*	29,800	110,260
SeaSpine Holdings Corp.*	3,000	54,720
Senseonics Holdings, Inc. (x)*	39,300	101,787
Sientra, Inc. (x)*	8,400	106,764
STAAR Surgical Co.*	19,600	625,436
Surmodics, Inc.*	6,100	288,286
Tactile Systems Technology, Inc.*	8,200	373,510
Tandem Diabetes Care, Inc.*	21,000	797,370
TransEnterix, Inc. (x)*	68,100	153,906
Utah Medical Products, Inc.	800	66,464
Varex Imaging Corp.*	18,300	433,344
ViewRay, Inc. (x)*	26,400	160,248
Wright Medical Group NV*	58,845	1,601,761

		59,353,497

Health Care Providers & Services (2.1%)
AAC Holdings, Inc. (x)*	5,400	7,560
Addus HomeCare Corp.*	2,900	196,852
Amedisys, Inc.*	149,260	17,479,839
American Renal Associates Holdings, Inc. (x)*	7,000	80,640
AMN Healthcare Services, Inc.*	24,800	1,405,168
Apollo Medical Holdings, Inc. (x)*	4,000	79,400
BioScrip, Inc.*	54,800	195,636
BioTelemetry, Inc.*	14,100	842,052
Brookdale Senior Living, Inc.*	88,100	590,270
Capital Senior Living Corp.*	19,900	135,320
Civitas Solutions, Inc.*	4,900	85,799
Community Health Systems, Inc. (x)*	55,800	157,356
CorVel Corp.*	8,200	506,104
Cross Country Healthcare, Inc.*	19,500	142,935
Diplomat Pharmacy, Inc. (x)*	23,900	321,694
Ensign Group, Inc. (The)	23,400	907,686
Genesis Healthcare, Inc. (x)*	27,990	33,028
Guardant Health, Inc. (x)*	99,688	3,747,272
HealthEquity, Inc.*	28,200	1,682,130
LHC Group, Inc.*	14,973	1,405,665
Magellan Health, Inc.*	11,900	676,991
National HealthCare Corp.	6,100	478,545
National Research Corp.	1,900	72,466
Owens & Minor, Inc. (x)	32,950	208,573
Patterson Cos., Inc.	38,700	760,842
PetIQ, Inc. (x)*	3,800	89,186

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Providence Service Corp. (The)*	4,900	$294,098
Quorum Health Corp.*	3,700	10,693
R1 RCM, Inc.*	47,200	375,240
RadNet, Inc.*	11,200	113,904
Select Medical Holdings Corp.*	50,019	767,792
Surgery Partners, Inc.*	13,500	132,165
Tenet Healthcare Corp.*	39,500	677,030
Tivity Health, Inc.*	24,600	610,326
Triple-S Management Corp., Class B*	9,300	161,727
US Physical Therapy, Inc.	6,200	634,570

		36,066,554

Health Care Technology (1.3%)
Allscripts Healthcare Solutions, Inc.*	88,300	851,212
Castlight Health, Inc., Class B*	40,300	87,451
Computer Programs & Systems, Inc.	6,500	163,150
Evolent Health, Inc., Class A*	27,900	556,605
HealthStream, Inc.	9,900	239,085
HMS Holdings Corp.*	39,200	1,102,696
Inovalon Holdings, Inc., Class A (x)*	30,500	432,490
Inspire Medical Systems, Inc.*	4,300	181,675
Medidata Solutions, Inc.*	26,800	1,806,856
NantHealth, Inc. (x)*	8,100	4,408
NextGen Healthcare Information Systems LLC*	27,800	421,170
Omnicell, Inc.*	17,700	1,083,948
Simulations Plus, Inc.	900	17,910
Tabula Rasa HealthCare, Inc.*	8,200	522,832
Teladoc Health, Inc.*	306,836	15,209,860
Vocera Communications, Inc.*	12,100	476,135

		23,157,483

Life Sciences Tools & Services (1.2%)
Accelerate Diagnostics, Inc. (x)*	12,100	139,150
Cambrex Corp.*	17,900	675,904
ChromaDex Corp. (x)*	2,700	9,261
Codexis, Inc.*	24,000	400,800
Enzo Biochem, Inc.*	4,800	13,344
Fluidigm Corp.*	23,000	198,260
Harvard Bioscience, Inc.*	1,400	4,452
ICON plc*	117,318	15,158,659
Luminex Corp.	28,500	658,635
Medpace Holdings, Inc.*	8,900	471,077
NanoString Technologies, Inc.*	7,500	111,225
NeoGenomics, Inc.*	31,400	395,954
Pacific Biosciences of California, Inc.*	55,400	409,960
Quanterix Corp.*	4,600	84,226
Syneos Health, Inc.*	29,900	1,176,565

		19,907,472

Pharmaceuticals (1.3%)
Aclaris Therapeutics, Inc.*	12,800	94,592
Aerie Pharmaceuticals, Inc.*	17,700	638,970
Akcea Therapeutics, Inc. (x)*	8,700	262,218
Akorn, Inc.*	44,000	149,160
Amneal Pharmaceuticals, Inc. (x)*	39,100	529,023
Amphastar Pharmaceuticals, Inc.*	18,600	370,140
ANI Pharmaceuticals, Inc.*	4,100	184,582
Aquestive Therapeutics, Inc.*	3,000	18,900
Aratana Therapeutics, Inc.*	20,400	125,052
Assembly Biosciences, Inc.*	7,500	169,650
Assertio Therapeutics, Inc.*	30,200	109,022
Collegium Pharmaceutical, Inc. (x)*	12,200	209,474
Corcept Therapeutics, Inc. (x)*	56,200	750,832
Cymabay Therapeutics, Inc.*	27,800	218,786
Dermira, Inc.*	25,100	180,469
Dova Pharmaceuticals, Inc. (x)*	7,600	57,608
Durect Corp.*	6,600	3,189
Eloxx Pharmaceuticals, Inc. (x)*	3,500	42,035
Endo International plc*	105,600	770,880
Evolus, Inc. (x)*	12,000	142,800
GW Pharmaceuticals plc (ADR)*	32,765	3,190,983
Horizon Pharma plc*	84,200	1,645,268
Innovate Biopharmaceuticals, Inc. (x)*	1,300	3,003
Innoviva, Inc.*	33,200	579,340
Intersect ENT, Inc.*	11,600	326,888
Intra-Cellular Therapies, Inc.*	20,000	227,800
Kala Pharmaceuticals, Inc.*	6,000	29,340
Lannett Co., Inc. (x)*	20,000	99,200
Liquidia Technologies, Inc.*	1,600	34,656
Mallinckrodt plc*	38,800	613,040
Marinus Pharmaceuticals, Inc. (x)*	17,800	51,086
Medicines Co. (The) (x)*	36,100	690,954
Melinta Therapeutics, Inc.*	17,440	13,825
Menlo Therapeutics, Inc. (x)*	3,800	15,656
MyoKardia, Inc.*	14,400	703,584
Neos Therapeutics, Inc. (x)*	2,000	3,300
Ocular Therapeutix, Inc. (x)*	16,200	64,476
Odonate Therapeutics, Inc. (x)*	2,400	33,792
Omeros Corp. (x)*	25,900	288,526
Optinose, Inc. (x)*	9,700	60,140
Pacira Pharmaceuticals, Inc.*	21,300	916,326
Paratek Pharmaceuticals, Inc. (x)*	23,700	121,581
Phibro Animal Health Corp., Class A	7,400	237,984
Prestige Consumer Healthcare, Inc.*	28,700	886,256
Reata Pharmaceuticals, Inc., Class A*	8,800	493,680
resTORbio, Inc. (x)*	3,900	33,618
Revance Therapeutics, Inc.*	179,986	3,623,118
scPharmaceuticals, Inc. (x)*	2,900	10,904
Sienna Biopharmaceuticals, Inc.*	3,500	8,120
SIGA Technologies, Inc. (x)*	8,600	67,940
Supernus Pharmaceuticals, Inc.*	24,500	813,890
Teligent, Inc. (x)*	9,100	12,467
Tetraphase Pharmaceuticals, Inc.*	15,300	17,289

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
TherapeuticsMD, Inc. (x)*	78,300	$298,323
Theravance Biopharma, Inc. (x)*	26,200	670,458
Tricida, Inc.*	4,300	101,394
Verrica Pharmaceuticals, Inc.*	1,700	13,855
WaVe Life Sciences Ltd. (x)*	5,500	231,220
Xeris Pharmaceuticals, Inc. (x)*	2,400	40,800
Zogenix, Inc. (x)*	19,800	721,908

		23,023,370

Total Health Care		304,536,219

Industrials (18.3%)
Aerospace & Defense (1.2%)
AAR Corp.	17,100	638,514
Aerojet Rocketdyne Holdings, Inc.*	35,500	1,250,665
Aerovironment, Inc.*	10,000	679,500
Astronics Corp.*	8,500	258,825
Axon Enterprise, Inc.*	27,200	1,190,000
Cubic Corp.	12,600	677,124
Ducommun, Inc.*	900	32,688
Engility Holdings, Inc.*	6,800	193,528
Esterline Technologies Corp.*	12,700	1,542,415
Hexcel Corp.	198,015	11,354,180
KeyW Holding Corp. (The) (x)*	16,200	108,378
Kratos Defense & Security Solutions, Inc.*	34,800	490,332
Maxar Technologies Ltd.	26,700	319,332
Mercury Systems, Inc.*	22,800	1,078,212
Moog, Inc., Class A	15,100	1,169,948
National Presto Industries, Inc.	1,500	175,380
Sparton Corp.*	2,000	36,380
Triumph Group, Inc.	25,700	295,550
Vectrus, Inc.*	1,600	34,528
Wesco Aircraft Holdings, Inc.*	16,800	132,720

		21,658,199

Air Freight & Logistics (1.2%)
Air Transport Services Group, Inc.*	27,700	631,837
Atlas Air Worldwide Holdings, Inc.*	12,900	544,251
Echo Global Logistics, Inc.*	12,800	260,224
Expeditors International of Washington, Inc.	122,327	8,329,245
Forward Air Corp.	16,700	915,995
Hub Group, Inc., Class A*	20,800	771,056
Radiant Logistics, Inc.*	8,000	34,000
XPO Logistics, Inc.*	159,550	9,100,732

		20,587,340

Airlines (0.2%)
Allegiant Travel Co.	6,490	650,428
Hawaiian Holdings, Inc.	25,400	670,814
SkyWest, Inc.	23,800	1,058,386
Spirit Airlines, Inc.*	32,400	1,876,608

		4,256,236

Building Products (2.0%)
AAON, Inc.	20,562	720,904
Advanced Drainage Systems, Inc.	18,400	446,200
American Woodmark Corp.*	7,200	400,896
Apogee Enterprises, Inc.	15,900	474,615
Armstrong Flooring, Inc.*	4,400	52,096
Armstrong World Industries, Inc.	189,195	11,013,041
Builders FirstSource, Inc.*	51,300	559,683
Caesarstone Ltd. (x)	9,600	130,368
Continental Building Products, Inc.*	16,400	417,380
CSW Industrials, Inc.*	6,700	323,945
Gibraltar Industries, Inc.*	17,700	629,943
Griffon Corp.	12,400	129,580
Insteel Industries, Inc.	4,300	104,404
JELD-WEN Holding, Inc.*	31,717	450,698
Lennox International, Inc.	61,360	13,429,250
Masonite International Corp.*	14,400	645,552
NCI Building Systems, Inc.*	19,400	140,650
Patrick Industries, Inc.*	9,900	293,139
PGT Innovations, Inc.*	22,700	359,795
Simpson Manufacturing Co., Inc.	21,200	1,147,556
Trex Co., Inc.*	27,600	1,638,336
Universal Forest Products, Inc.	32,100	833,316

		34,341,347

Commercial Services & Supplies (1.8%)
ABM Industries, Inc.	28,400	911,924
ACCO Brands Corp.	54,500	369,510
Advanced Disposal Services, Inc.*	40,900	979,146
Brady Corp., Class A	26,400	1,147,344
BrightView Holdings, Inc.*	9,900	101,079
Brink’s Co. (The)	26,000	1,680,900
Casella Waste Systems, Inc., Class A*	19,000	541,310
CECO Environmental Corp.*	6,800	45,900
Charah Solutions, Inc.*	300	2,505
Cimpress NV*	11,200	1,158,304
Copart, Inc.*	151,482	7,237,810
Covanta Holding Corp.	57,000	764,940
Deluxe Corp.	24,800	953,312
Ennis, Inc.	4,400	84,700
Essendant, Inc.	9,000	113,220
Healthcare Services Group, Inc. (x)	34,500	1,386,210
Heritage-Crystal Clean, Inc.*	1,800	41,418
Herman Miller, Inc.	31,000	937,750
HNI Corp.	22,100	783,003
Interface, Inc.	37,800	538,650
Kimball International, Inc., Class B	17,000	241,230
Knoll, Inc.	29,700	489,456
LSC Communications, Inc.	13,300	93,100
Matthews International Corp., Class A	17,344	704,513
McGrath RentCorp	10,300	530,244
Mobile Mini, Inc.	24,600	781,050
MSA Safety, Inc.	18,000	1,696,860
Multi-Color Corp.	7,100	249,139
NL Industries, Inc.*	2,900	10,179
PICO Holdings, Inc.*	2,900	26,506
Pitney Bowes, Inc.	88,700	524,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Quad/Graphics, Inc. (x)	14,900	$183,568
RR Donnelley & Sons Co.	29,300	116,028
SP Plus Corp.*	10,700	316,078
Steelcase, Inc., Class A	44,100	654,003
Team, Inc. (x)*	6,000	87,900
Tetra Tech, Inc.	26,000	1,346,020
UniFirst Corp.	7,300	1,044,411
US Ecology, Inc.	13,800	869,124
Viad Corp.	11,100	555,999
VSE Corp.	900	26,919

		30,325,479

Construction & Engineering (1.5%)
Ameresco, Inc., Class A*	5,600	78,960
Argan, Inc.	4,700	177,848
Comfort Systems USA, Inc.	20,900	912,912
Dycom Industries, Inc.*	138,530	7,486,161
EMCOR Group, Inc.	29,700	1,772,793
Granite Construction, Inc.	21,421	862,838
Great Lakes Dredge & Dock Corp.*	4,200	27,804
HC2 Holdings, Inc.*	2,000	5,280
IES Holdings, Inc.*	1,900	29,545
Infrastructure and Energy Alternatives, Inc.*	1,400	11,466
Jacobs Engineering Group, Inc.	178,600	10,440,956
KBR, Inc.	70,000	1,062,600
MasTec, Inc.*	32,300	1,310,088
MYR Group, Inc.*	2,500	70,425
Northwest Pipe Co.*	1,700	39,593
NV5 Global, Inc.*	4,400	266,420
Orion Group Holdings, Inc.*	4,300	18,447
Primoris Services Corp.	22,900	438,077
Sterling Construction Co., Inc.*	5,400	58,806
Tutor Perini Corp.*	19,700	314,609
Willscot Corp.*	15,600	146,952

		25,532,580

Electrical Equipment (1.0%)
Allied Motion Technologies, Inc.	2,100	93,849
AMETEK, Inc.	160,665	10,877,020
Atkore International Group, Inc.*	18,600	369,024
AZZ, Inc.	13,300	536,788
Babcock & Wilcox Enterprises, Inc. (x)*	72,280	28,218
Encore Wire Corp.	12,200	612,196
Energous Corp. (x)*	15,100	87,429
EnerSys	21,400	1,660,854
Enphase Energy, Inc. (x)*	44,900	212,377
FuelCell Energy, Inc. (x)*	11,600	6,386
Generac Holdings, Inc.*	29,300	1,456,210
Plug Power, Inc. (x)*	60,900	75,516
Powell Industries, Inc.	1,300	32,513
Preformed Line Products Co.	500	27,125
Sunrun, Inc. (x)*	40,500	441,045
Thermon Group Holdings, Inc.*	13,800	279,864
TPI Composites, Inc.*	8,200	201,556
Vicor Corp.*	11,600	438,364
Vivint Solar, Inc. (x)*	17,100	65,151

		17,501,485

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	65,130	6,546,868
Raven Industries, Inc.	17,600	636,944

		7,183,812

Machinery (5.2%)
Actuant Corp., Class A	31,200	654,888
Alamo Group, Inc.	5,100	394,332
Albany International Corp., Class A	16,700	1,042,581
Altra Industrial Motion Corp.	28,693	721,629
Astec Industries, Inc.	11,400	344,166
Barnes Group, Inc.	24,610	1,319,588
Blue Bird Corp.*	5,200	94,588
Briggs & Stratton Corp.	23,300	304,764
Chart Industries, Inc.*	16,200	1,053,486
CIRCOR International, Inc.	10,900	232,170
Columbus McKinnon Corp.	9,300	280,302
Commercial Vehicle Group, Inc.*	4,900	27,930
DMC Global, Inc.	4,300	151,016
Douglas Dynamics, Inc.	9,400	337,366
Eastern Co. (The)	1,100	26,598
Energy Recovery, Inc. (x)*	10,400	69,992
EnPro Industries, Inc.	9,700	582,970
ESCO Technologies, Inc.	13,600	896,920
Evoqua Water Technologies Corp.*	35,727	342,979
Federal Signal Corp.	27,900	555,210
Franklin Electric Co., Inc.	25,200	1,080,576
FreightCar America, Inc.*	1,800	12,042
Gardner Denver Holdings, Inc.*	526,534	10,767,620
Gates Industrial Corp. plc*	499,040	6,607,290
Gencor Industries, Inc.*	1,800	19,746
Global Brass & Copper Holdings, Inc.	11,200	281,680
Gorman-Rupp Co. (The)	8,343	270,397
Graham Corp.	1,900	43,396
Greenbrier Cos., Inc. (The)	17,400	687,996
Harsco Corp.*	41,400	822,204
Hillenbrand, Inc.	28,900	1,096,177
Hurco Cos., Inc.	800	28,560
Hyster-Yale Materials Handling, Inc.	6,400	396,544
IDEX Corp.	119,535	15,092,489
John Bean Technologies Corp.	15,100	1,084,331
Kadant, Inc.	5,700	464,322
Kennametal, Inc.	41,200	1,371,136
LB Foster Co., Class A*	1,300	20,670
Lincoln Electric Holdings, Inc.	152,925	12,058,136
Lindsay Corp.	5,100	490,875
Lydall, Inc.*	8,700	176,697
Manitex International, Inc.*	800	4,544
Meritor, Inc.*	42,500	718,675
Milacron Holdings Corp.*	31,800	378,102
Miller Industries, Inc.	2,800	75,600
Mueller Industries, Inc.	31,800	742,848
Mueller Water Products, Inc., Class A	75,800	689,780
Navistar International Corp.*	26,600	690,270
NN, Inc.	14,000	93,940

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Nordson Corp.	120,090	$14,332,742
Omega Flex, Inc.	1,000	54,070
Park-Ohio Holdings Corp.	800	24,552
Proto Labs, Inc.*	12,300	1,387,317
RBC Bearings, Inc.*	10,700	1,402,770
REV Group, Inc. (x)	14,600	109,646
Rexnord Corp.*	50,600	1,161,270
Spartan Motors, Inc.	9,400	67,962
SPX Corp.*	21,700	607,817
SPX FLOW, Inc.*	18,400	559,728
Standex International Corp.	6,600	443,388
Sun Hydraulics Corp.	12,000	398,280
Tennant Co.	9,200	479,412
Titan International, Inc.	20,700	96,462
TriMas Corp.*	21,100	575,819
Twin Disc, Inc.*	1,500	22,125
Wabash National Corp.	37,700	493,116
Watts Water Technologies, Inc., Class A	13,492	870,639
Woodward, Inc.	27,600	2,050,404

		90,837,637

Marine (0.1%)
Costamare, Inc.	21,100	92,629
Eagle Bulk Shipping, Inc.*	7,200	33,192
Genco Shipping & Trading Ltd.*	8,100	63,909
Matson, Inc.	23,300	746,066
Safe Bulkers, Inc.*	12,700	22,606
Scorpio Bulkers, Inc.	21,000	116,130

		1,074,532

Professional Services (1.2%)
Acacia Research Corp.*	10,200	30,396
ASGN, Inc.*	23,100	1,258,950
Barrett Business Services, Inc.	1,400	80,150
BG Staffing, Inc.	3,300	68,145
CBIZ, Inc.*	25,100	494,470
CoStar Group, Inc.*	24,581	8,292,155
CRA International, Inc.	1,700	72,335
Exponent, Inc.	27,800	1,409,738
Forrester Research, Inc.	2,400	107,280
Franklin Covey Co.*	1,200	26,796
FTI Consulting, Inc.*	17,000	1,132,880
GP Strategies Corp.*	1,300	16,393
Heidrick & Struggles International, Inc.	8,600	268,234
Huron Consulting Group, Inc.*	13,569	696,225
ICF International, Inc.	11,700	757,926
InnerWorkings, Inc.*	3,900	14,586
Insperity, Inc.	18,500	1,727,160
Kelly Services, Inc., Class A	15,600	319,488
Kforce, Inc.	10,900	337,028
Korn/Ferry International	26,600	1,051,764
Mistras Group, Inc.*	1,800	25,884
Navigant Consulting, Inc.	23,900	574,795
Resources Connection, Inc.	10,900	154,780
TriNet Group, Inc.*	22,600	948,070
TrueBlue, Inc.*	28,300	629,675
WageWorks, Inc.*	17,792	483,231
Willdan Group, Inc.*	2,800	97,944

		21,076,478

Road & Rail (0.8%)
ArcBest Corp.	11,700	400,842
Avis Budget Group, Inc.*	36,400	818,272
Covenant Transportation Group, Inc., Class A*	5,100	97,920
Daseke, Inc.*	6,300	23,184
Heartland Express, Inc.	23,400	428,220
Hertz Global Holdings, Inc.*	32,000	436,800
Knight-Swift Transportation Holdings, Inc.	392,540	9,840,978
Marten Transport Ltd.	13,666	221,252
PAM Transportation Services, Inc.*	300	11,823
Saia, Inc.*	14,700	820,554
Universal Logistics Holdings, Inc.	3,500	63,315
USA Truck, Inc.*	1,300	19,461
Werner Enterprises, Inc.	22,400	661,696
YRC Worldwide, Inc. (x)*	19,300	60,795

		13,905,112

Trading Companies & Distributors (1.7%)
Aircastle Ltd.	24,900	429,276
Applied Industrial Technologies, Inc.	19,000	1,024,860
Beacon Roofing Supply, Inc.*	31,200	989,664
BlueLinx Holdings, Inc. (x)*	4,800	118,608
BMC Stock Holdings, Inc.*	28,800	445,824
CAI International, Inc. (x)*	5,900	137,057
DXP Enterprises, Inc.*	3,600	100,224
EVI Industries, Inc. (x)	700	23,345
Foundation Building Materials, Inc.*	3,000	24,930
GATX Corp.	17,800	1,260,418
General Finance Corp.*	1,500	15,165
H&E Equipment Services, Inc.	15,200	310,384
Herc Holdings, Inc.*	11,800	306,682
Kaman Corp.	14,300	802,087
Lawson Products, Inc.*	300	9,480
MRC Global, Inc.*	40,700	497,761
Nexeo Solutions, Inc.*	15,900	136,581
NOW, Inc.*	55,900	650,676
Rush Enterprises, Inc., Class A	13,300	458,584
Rush Enterprises, Inc., Class B	800	28,480
SiteOne Landscape Supply, Inc.*	170,607	9,429,449
Systemax, Inc.	3,900	93,171
Textainer Group Holdings Ltd.*	6,700	66,732
Titan Machinery, Inc.*	7,200	94,680
Triton International Ltd.	25,100	779,857
United Rentals, Inc.*	101,400	10,396,542
Veritiv Corp.*	3,100	77,407
Willis Lease Finance Corp.*	1,200	41,520

		28,749,444

Total Industrials		317,029,681

Information Technology (19.7%)
Communications Equipment (1.9%)
Acacia Communications, Inc.*	12,900	490,200
Aerohive Networks, Inc.*	6,300	20,538

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Applied Optoelectronics, Inc. (x)*	8,800	$135,784
Arista Networks, Inc.*	49,240	10,374,868
CalAmp Corp.*	12,900	167,829
Calix, Inc.*	8,700	84,825
Casa Systems, Inc.*	22,700	298,051
Ciena Corp.*	334,571	11,345,303
Clearfield, Inc.*	900	8,928
Comtech Telecommunications Corp.	10,800	262,872
DASAN Zhone Solutions, Inc.*	500	6,955
Digi International, Inc.*	6,750	68,107
Extreme Networks, Inc.*	50,500	308,050
Finisar Corp.*	55,300	1,194,480
Harmonic, Inc.*	17,400	82,128
Infinera Corp.*	75,000	299,250
InterDigital, Inc.	16,900	1,122,667
KVH Industries, Inc.*	7,900	81,291
Lumentum Holdings, Inc.*	34,719	1,458,545
NETGEAR, Inc.*	17,100	889,713
NetScout Systems, Inc.*	41,200	973,556
Plantronics, Inc.	14,600	483,260
Quantenna Communications, Inc.*	6,500	93,275
Ribbon Communications, Inc.*	10,200	49,164
ViaSat, Inc. (x)*	26,300	1,550,385
Viavi Solutions, Inc.*	122,500	1,231,125

		33,081,149

Electronic Equipment, Instruments & Components (1.9%)
Anixter International, Inc.*	14,200	771,202
Arlo Technologies, Inc. (x)*	15,100	150,698
AVX Corp.	25,300	385,825
Badger Meter, Inc.	12,600	620,046
Bel Fuse, Inc., Class B	700	12,894
Belden, Inc.	22,200	927,294
Benchmark Electronics, Inc.	24,300	514,674
Control4 Corp.*	1,800	31,680
CTS Corp.	21,400	554,046
Daktronics, Inc.	9,600	71,040
Electro Scientific Industries, Inc.*	13,500	404,460
ePlus, Inc.*	6,600	469,722
Fabrinet*	18,800	964,628
FARO Technologies, Inc.*	6,695	272,085
Fitbit, Inc., Class A*	84,900	421,953
II-VI, Inc.*	29,000	941,340
Insight Enterprises, Inc.*	21,300	867,975
Iteris, Inc.*	2,700	10,071
Itron, Inc.*	16,100	761,369
KEMET Corp.	22,200	389,388
Kimball Electronics, Inc.*	3,300	51,117
Knowles Corp.*	46,700	621,577
Littelfuse, Inc.	67,140	11,513,167
Maxwell Technologies, Inc. (x)*	4,300	8,901
Mesa Laboratories, Inc.	1,600	333,424
Methode Electronics, Inc.	18,800	437,852
MTS Systems Corp.	11,300	453,469
Napco Security Technologies, Inc.*	1,000	15,750
nLight, Inc.*	3,400	60,452
Novanta, Inc.*	17,000	1,071,000
OSI Systems, Inc.*	10,500	769,650
PAR Technology Corp.*	2,400	52,200
Park Electrochemical Corp.	6,100	110,227
PC Connection, Inc.	3,800	112,974
Plexus Corp.*	18,395	939,617
Rogers Corp.*	8,700	861,822
Sanmina Corp.*	40,600	976,836
ScanSource, Inc.*	14,000	481,320
SYNNEX Corp.	20,860	1,686,322
Tech Data Corp.*	17,100	1,398,951
TTM Technologies, Inc.*	53,300	518,609
Vishay Intertechnology, Inc.	61,200	1,102,212
Vishay Precision Group, Inc.*	6,000	181,380

		33,301,219

IT Services (1.8%)
Brightcove, Inc.*	8,600	60,544
CACI International, Inc., Class A*	11,200	1,613,136
Carbonite, Inc.*	10,950	276,597
Cardtronics plc, Class A*	23,500	611,000
Cass Information Systems, Inc.	6,733	356,310
ConvergeOne Holdings, Inc.	4,000	49,520
CSG Systems International, Inc.	16,300	517,851
Endurance International Group Holdings, Inc.*	43,600	289,940
Everi Holdings, Inc.*	17,500	90,125
EVERTEC, Inc.	29,400	843,780
Evo Payments, Inc., Class A (x)*	11,400	281,238
Exela Technologies, Inc. (x)*	6,400	24,896
ExlService Holdings, Inc.*	17,500	920,850
GTT Communications, Inc. (x)*	20,100	475,566
Hackett Group, Inc. (The)	4,300	68,843
I3 Verticals, Inc., Class A (x)*	1,300	31,330
Information Services Group, Inc.*	1,300	5,512
Internap Corp.*	12,800	53,120
Limelight Networks, Inc.*	22,100	51,714
LiveRamp Holdings, Inc. (x)*	42,600	1,645,638
ManTech International Corp., Class A	14,700	768,737
MAXIMUS, Inc.	30,520	1,986,547
MoneyGram International, Inc.*	11,300	22,600
NIC, Inc.	33,195	414,274
Perficient, Inc.*	19,700	438,522
Perspecta, Inc.	67,700	1,165,794
PFSweb, Inc.*	1,100	5,643
Presidio, Inc. (x)	9,500	123,975
PRGX Global, Inc.*	1,300	12,311
Science Applications International Corp.	22,100	1,407,770
ServiceSource International, Inc.*	28,800	31,104
Sykes Enterprises, Inc.*	24,228	599,158
Travelport Worldwide Ltd.	57,900	904,398
TTEC Holdings, Inc.	3,400	97,138
Tucows, Inc., Class A (x)*	4,500	270,270
Twilio, Inc., Class A*	144,910	12,940,463
Unisys Corp. (x)*	23,800	276,794
Virtusa Corp.*	15,800	672,922

		30,405,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (3.4%)
ACM Research, Inc., Class A (x)*	1,400	$15,232
Adesto Technologies Corp. (x)*	5,500	24,200
Advanced Energy Industries, Inc.*	19,400	832,842
Advanced Micro Devices, Inc.*	558,320	10,306,587
Alpha & Omega Semiconductor Ltd.*	4,100	41,779
Ambarella, Inc. (x)*	17,500	612,150
Amkor Technology, Inc.*	51,700	339,152
Aquantia Corp.*	11,200	98,224
Axcelis Technologies, Inc.*	14,600	259,880
AXT, Inc.*	10,700	46,545
Brooks Automation, Inc.	40,700	1,065,526
Cabot Microelectronics Corp.	13,420	1,279,597
CEVA, Inc.*	8,900	196,601
Cirrus Logic, Inc.*	30,700	1,018,626
Cohu, Inc.	15,777	253,536
Cree, Inc.*	217,010	9,282,603
Diodes, Inc.*	21,300	687,138
Entegris, Inc.	69,200	1,930,334
FormFactor, Inc.*	30,361	427,786
Ichor Holdings Ltd.*	2,800	45,640
Impinj, Inc. (x)*	16,200	235,710
Inphi Corp.*	18,500	594,775
Integrated Device Technology, Inc.*	61,200	2,963,916
Kopin Corp.*	22,350	22,328
Lattice Semiconductor Corp.*	61,900	428,348
MACOM Technology Solutions Holdings, Inc.*	19,793	287,196
MaxLinear, Inc.*	35,756	629,306
Nanometrics, Inc.*	8,450	230,939
NeoPhotonics Corp. (x)*	17,100	110,808
NVE Corp.	1,350	118,179
PDF Solutions, Inc.*	7,000	59,010
Photronics, Inc.*	32,700	316,536
Power Integrations, Inc.	14,300	872,014
Rambus, Inc.*	49,400	378,898
Rudolph Technologies, Inc.*	15,700	321,379
Semtech Corp.*	249,240	11,432,639
Sigma Designs, Inc.	1,700	248
Silicon Laboratories, Inc.*	22,500	1,773,225
SMART Global Holdings, Inc. (x)*	8,800	261,360
SunPower Corp. (x)*	46,800	232,596
Synaptics, Inc.*	19,200	714,432
Ultra Clean Holdings, Inc.*	16,000	135,520
Universal Display Corp. (x)	79,830	7,469,693
Veeco Instruments, Inc.*	22,949	170,052
Xperi Corp.	25,500	468,945

		58,992,030

Software (10.0%)
2U, Inc. (x)*	149,321	7,424,240
8x8, Inc.*	43,800	790,152
A10 Networks, Inc.*	14,100	87,984
ACI Worldwide, Inc.*	53,281	1,474,285
Agilysys, Inc.*	11,250	161,325
Alarm.com Holdings, Inc.*	14,500	752,115
Altair Engineering, Inc., Class A*	11,800	325,444
Alteryx, Inc., Class A (x)*	13,800	820,686
Amber Road, Inc.*	6,400	52,672
American Software, Inc., Class A	16,300	170,335
ANSYS, Inc.*	60,680	8,673,599
Appfolio, Inc., Class A*	7,000	414,540
Apptio, Inc., Class A (x)*	15,900	603,564
Aspen Technology, Inc.*	151,579	12,456,762
Asure Software, Inc. (x)*	4,700	23,876
Avalara, Inc. (x)*	7,500	233,625
Avaya Holdings Corp.*	49,400	719,264
Benefitfocus, Inc. (x)*	9,400	429,768
Blackbaud, Inc.	22,800	1,434,120
Blackline, Inc.*	17,000	696,150
Bottomline Technologies DE, Inc.*	19,000	912,000
Box, Inc., Class A*	60,000	1,012,800
Carbon Black, Inc. (x)*	15,600	209,352
ChannelAdvisor Corp.*	3,500	39,725
Cision Ltd.*	25,500	298,350
Cloudera, Inc.*	46,031	509,103
CommVault Systems, Inc.*	20,200	1,193,618
Cornerstone OnDemand, Inc.*	26,300	1,326,309
Coupa Software, Inc.*	25,100	1,577,786
Digimarc Corp. (x)*	3,000	43,500
Domo, Inc., Class B (x)*	4,000	78,520
Ebix, Inc. (x)	13,100	557,536
eGain Corp.*	7,500	49,275
Ellie Mae, Inc. (x)*	16,800	1,055,544
Envestnet, Inc.*	21,600	1,062,504
Everbridge, Inc.*	12,400	703,824
Five9, Inc.*	25,300	1,106,116
ForeScout Technologies, Inc.*	13,600	353,464
Fusion Connect, Inc. (x)*	4,800	8,064
Guidewire Software, Inc.*	132,513	10,631,518
Hortonworks, Inc.*	32,400	467,208
HubSpot, Inc.*	107,311	13,492,212
Imperva, Inc.*	19,500	1,085,955
Instructure, Inc.*	14,800	555,148
j2 Global, Inc.	24,000	1,665,120
LivePerson, Inc.*	22,000	414,920
MicroStrategy, Inc., Class A*	5,900	753,725
MINDBODY, Inc., Class A*	17,900	651,560
Mitek Systems, Inc.*	12,200	131,882
MobileIron, Inc.*	15,500	71,145
Model N, Inc.*	5,400	71,442
Monotype Imaging Holdings, Inc.	25,800	400,416
New Relic, Inc.*	164,244	13,298,837
Nutanix, Inc., Class A*	162,981	6,778,380
OneSpan, Inc.*	11,000	142,450
Park City Group, Inc. (x)*	1,800	10,746
Paylocity Holding Corp.*	16,200	975,402
Progress Software Corp.	22,850	810,946
PROS Holdings, Inc.*	15,050	472,570
Q2 Holdings, Inc.*	17,300	857,215
QAD, Inc., Class A	2,800	110,124
Qualys, Inc.*	15,100	1,128,574
Rapid7, Inc.*	17,600	548,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Rimini Street, Inc. (x)*	900	$4,635
SailPoint Technologies Holding, Inc.*	541,739	12,725,449
SecureWorks Corp., Class A (x)*	8,600	145,254
SendGrid, Inc.*	13,558	585,299
ShotSpotter, Inc. (x)*	3,900	121,602
Splunk, Inc.*	78,431	8,223,490
SPS Commerce, Inc.*	8,700	716,706
Tableau Software, Inc., Class A*	108,430	13,011,600
Telaria, Inc.*	5,800	15,834
Telenav, Inc.*	2,300	9,338
Tenable Holdings, Inc. (x)*	8,600	190,834
TiVo Corp.	68,997	649,262
Trade Desk, Inc. (The), Class A*	120,228	13,953,662
Upland Software, Inc.*	3,700	100,566
Varonis Systems, Inc.*	13,100	692,990
Verint Systems, Inc.*	30,321	1,282,882
Veritone, Inc. (x)*	5,700	21,660
VirnetX Holding Corp. (x)*	6,600	15,840
Workiva, Inc.*	13,000	466,570
Yext, Inc.*	38,300	568,755
Zendesk, Inc.*	218,110	12,731,081
Zix Corp.*	18,050	103,427
Zscaler, Inc. (x)*	29,220	1,145,716

		172,850,259

Technology Hardware, Storage & Peripherals (0.7%)
3D Systems Corp.*	56,000	569,520
Avid Technology, Inc.*	5,300	25,175
Cray, Inc.*	24,700	533,273
Diebold Nixdorf, Inc. (x)	35,600	88,644
Eastman Kodak Co. (x)*	6,400	16,320
Electronics For Imaging, Inc.*	23,049	571,615
Immersion Corp.*	12,700	113,792
Pure Storage, Inc., Class A*	639,700	10,286,376
Stratasys Ltd.*	27,900	502,479
USA Technologies, Inc.*	35,300	137,317

		12,844,511

Total Information Technology		341,475,098

Materials (2.4%)
Chemicals (1.5%)
Advanced Emissions Solutions, Inc. (x)	4,300	45,365
AdvanSix, Inc.*	14,600	355,364
AgroFresh Solutions, Inc. (x)*	5,900	22,361
American Vanguard Corp.	11,300	171,647
Amyris, Inc. (x)*	16,300	54,442
Balchem Corp.	16,600	1,300,610
Chase Corp.	3,600	360,180
Ferro Corp.*	44,554	698,607
Flotek Industries, Inc.*	16,000	17,440
FutureFuel Corp.	4,000	63,440
GCP Applied Technologies, Inc.*	37,000	908,350
Hawkins, Inc.	1,400	57,330
HB Fuller Co.	26,900	1,147,823
Ingevity Corp.*	22,200	1,857,918
Innophos Holdings, Inc.	11,900	291,907
Innospec, Inc.	12,300	759,648
Intrepid Potash, Inc.*	16,600	43,160
Koppers Holdings, Inc.*	10,600	180,624
Kraton Corp.*	13,600	297,024
Kronos Worldwide, Inc.	8,500	97,920
LSB Industries, Inc.*	7,100	39,192
Marrone Bio Innovations, Inc. (x)*	4,600	6,762
Minerals Technologies, Inc.	16,000	821,440
OMNOVA Solutions, Inc.*	4,500	32,985
PolyOne Corp.	382,817	10,948,566
PQ Group Holdings, Inc.*	6,900	102,189
Quaker Chemical Corp.	7,000	1,243,970
Rayonier Advanced Materials, Inc.	36,100	384,465
Sensient Technologies Corp.	21,900	1,223,115
Stepan Co.	11,600	858,400
Trecora Resources*	2,900	22,620
Tredegar Corp.	10,100	160,186
Trinseo SA	21,600	988,848
Tronox Ltd., Class A	41,000	318,980
Valhi, Inc.	10,600	20,458

		25,903,336

Construction Materials (0.1%)
Forterra, Inc. (x)*	10,600	39,856
Summit Materials, Inc., Class A*	53,446	662,731
United States Lime & Minerals, Inc.	600	42,600
US Concrete, Inc. (x)*	6,800	239,904

		985,091

Containers & Packaging (0.0%)
Greif, Inc., Class A	11,500	426,765
Greif, Inc., Class B	800	35,520
Myers Industries, Inc.	16,600	250,826
UFP Technologies, Inc.*	1,300	39,052

		752,163

Metals & Mining (0.6%)
AK Steel Holding Corp. (x)*	160,942	362,119
Allegheny Technologies, Inc.*	57,400	1,249,598
Carpenter Technology Corp.	21,800	776,298
Century Aluminum Co.*	5,000	36,550
Cleveland-Cliffs, Inc. (x)	139,527	1,072,963
Coeur Mining, Inc.*	79,770	356,572
Commercial Metals Co.	64,900	1,039,698
Compass Minerals International, Inc.	16,500	687,885
Gold Resource Corp.	15,600	62,400
Haynes International, Inc.	2,500	66,000
Hecla Mining Co.	186,521	440,190
Kaiser Aluminum Corp.	8,100	723,249
Materion Corp.	12,600	566,874
Olympic Steel, Inc.	2,700	38,529
Ramaco Resources, Inc. (x)*	5,000	24,750
Ryerson Holding Corp.*	6,300	39,942
Schnitzer Steel Industries, Inc., Class A	13,500	290,925
SunCoke Energy, Inc.*	31,530	269,581
Synalloy Corp.	600	9,954
Tahoe Resources, Inc.*	146,400	534,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
TimkenSteel Corp.*	20,000	$174,800
Universal Stainless & Alloy Products, Inc.*	1,900	30,799
Warrior Met Coal, Inc.	26,300	634,093
Worthington Industries, Inc.	25,099	874,449

		10,362,578

Paper & Forest Products (0.2%)
Boise Cascade Co.	17,900	426,915
Clearwater Paper Corp.*	7,828	190,768
Louisiana-Pacific Corp.	70,100	1,557,622
Neenah, Inc.	10,100	595,092
PH Glatfelter Co.	18,300	178,608
Schweitzer-Mauduit International, Inc.	16,000	400,800
Verso Corp., Class A*	15,900	356,160

		3,705,965

Total Materials		41,709,133

Real Estate (3.6%)
Equity Real Estate Investment Trusts (REITs) (3.3%)
Acadia Realty Trust (REIT)	38,586	916,803
Agree Realty Corp. (REIT)	15,300	904,536
Alexander & Baldwin, Inc. (REIT)*	38,251	703,053
Alexander’s, Inc. (REIT)	1,000	304,740
American Assets Trust, Inc. (REIT)	23,296	935,800
Americold Realty Trust (REIT) (x)	40,484	1,033,961
Armada Hoffler Properties, Inc. (REIT)	18,700	262,922
Ashford Hospitality Trust, Inc. (REIT)	31,050	124,200
Bluerock Residential Growth REIT, Inc. (REIT)	7,900	71,258
Braemar Hotels & Resorts, Inc. (REIT)	7,100	63,403
BRT Apartments Corp. (REIT)	1,200	13,728
CareTrust REIT, Inc. (REIT)	35,000	646,100
CatchMark Timber Trust, Inc. (REIT), Class A	11,700	83,070
CBL & Associates Properties, Inc. (REIT) (x)	44,500	85,440
Cedar Realty Trust, Inc. (REIT)	20,900	65,626
Chatham Lodging Trust (REIT)	22,400	396,032
Chesapeake Lodging Trust (REIT)	30,620	745,597
City Office REIT, Inc. (REIT)	8,900	91,225
Clipper Realty, Inc. (REIT)	4,000	52,280
Community Healthcare Trust, Inc. (REIT)	4,500	129,735
CoreCivic, Inc. (REIT)	56,000	998,480
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	2,900	95,932
CorePoint Lodging, Inc. (REIT)	25,650	314,213
Cousins Properties, Inc. (REIT)	203,249	1,605,667
DiamondRock Hospitality Co. (REIT)	94,508	858,133
Easterly Government Properties, Inc. (REIT)	28,600	448,448
EastGroup Properties, Inc. (REIT)	17,180	1,575,922
Farmland Partners, Inc. (REIT) (x)	9,500	43,130
First Industrial Realty Trust, Inc. (REIT)	60,700	1,751,802
Four Corners Property Trust, Inc. (REIT)	31,500	825,300
Franklin Street Properties Corp. (REIT)	65,080	405,448
Front Yard Residential Corp. (REIT)	27,900	243,567
GEO Group, Inc. (The) (REIT)	59,371	1,169,609
Getty Realty Corp. (REIT)	13,664	401,858
Gladstone Commercial Corp. (REIT)	12,600	225,792
Gladstone Land Corp. (REIT) (x)	2,700	30,996
Global Medical REIT, Inc. (REIT)	5,200	46,228
Global Net Lease, Inc. (REIT)	29,700	523,314
Government Properties Income Trust (REIT) (x)	63,350	435,215
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	24,000	457,200
Healthcare Realty Trust, Inc. (REIT)	59,600	1,695,024
Hersha Hospitality Trust (REIT)	18,932	332,067
Independence Realty Trust, Inc. (REIT)	33,700	309,366
Industrial Logistics Properties Trust (REIT) (x)	32,607	641,377
InfraREIT, Inc. (REIT)*	20,777	436,733
Innovative Industrial Properties, Inc. (REIT) (x)	6,400	290,496
Investors Real Estate Trust (REIT)	5,632	276,362
iStar, Inc. (REIT)	45,200	414,484
Jernigan Capital, Inc. (REIT)	7,200	142,704
Kite Realty Group Trust (REIT)	45,782	645,068
Lexington Realty Trust (REIT)	102,545	841,895
LTC Properties, Inc. (REIT)	21,800	908,624
Mack-Cali Realty Corp. (REIT)	46,100	903,099
MedEquities Realty Trust, Inc. (REIT)	5,900	40,356
Monmouth Real Estate Investment Corp. (REIT)	33,113	410,601
National Health Investors, Inc. (REIT)	20,200	1,525,908
National Storage Affiliates Trust (REIT)	31,900	844,074
New Senior Investment Group, Inc. (REIT)	36,400	149,968
NexPoint Residential Trust, Inc. (REIT)	8,700	304,935
NorthStar Realty Europe Corp. (REIT)	31,100	452,194
One Liberty Properties, Inc. (REIT)	2,200	53,284

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Pebblebrook Hotel Trust (REIT)	67,228	$1,903,225
Pennsylvania REIT (REIT) (x)	26,960	160,142
Physicians Realty Trust (REIT)	84,300	1,351,329
Piedmont Office Realty Trust, Inc. (REIT), Class A	60,400	1,029,216
PotlatchDeltic Corp. (REIT)	33,736	1,067,407
Preferred Apartment Communities, Inc. (REIT), Class A (x)	17,000	239,020
PS Business Parks, Inc. (REIT)	10,220	1,338,820
QTS Realty Trust, Inc. (REIT), Class A	24,400	904,020
Retail Opportunity Investments Corp. (REIT)	51,500	817,820
Rexford Industrial Realty, Inc. (REIT)	42,900	1,264,263
RLJ Lodging Trust (REIT)	80,687	1,323,267
RPT Realty (REIT)	48,260	576,707
Ryman Hospitality Properties, Inc. (REIT)	24,116	1,608,296
Sabra Health Care REIT, Inc. (REIT)	93,943	1,548,181
Safety Income & Growth, Inc. (REIT) (x)	1,400	26,334
Saul Centers, Inc. (REIT)	4,900	231,378
Select Income REIT (REIT)	42,600	313,536
Seritage Growth Properties (REIT), Class A (x)	13,000	420,290
Spirit MTA REIT (REIT)	11,600	82,708
STAG Industrial, Inc. (REIT)	49,700	1,236,536
Summit Hotel Properties, Inc. (REIT)	47,700	464,121
Sunstone Hotel Investors, Inc. (REIT)	110,114	1,432,583
Tanger Factory Outlet Centers, Inc. (REIT) (x)	43,300	875,526
Terreno Realty Corp. (REIT)	32,400	1,139,508
Tier REIT, Inc. (REIT)	24,900	513,687
UMH Properties, Inc. (REIT)	6,600	78,144
Universal Health Realty Income Trust (REIT)	7,650	469,481
Urban Edge Properties (REIT)	48,700	809,394
Urstadt Biddle Properties, Inc. (REIT), Class A	13,070	251,205
Washington Prime Group, Inc. (REIT)	97,000	471,420
Washington REIT (REIT)	36,700	844,100
Whitestone REIT (REIT)	8,300	101,758
Xenia Hotels & Resorts, Inc. (REIT)	59,700	1,026,840

		57,624,644

Real Estate Management & Development (0.3%)
Altisource Portfolio Solutions SA (x)*	4,800	107,952
Consolidated-Tomoka Land Co.	700	36,750
Cushman & Wakefield plc*	21,300	308,211
Essential Properties Realty Trust, Inc. (REIT)	12,800	177,152
Forestar Group, Inc.*	8,949	123,944
FRP Holdings, Inc.*	2,900	133,429
Griffin Industrial Realty, Inc.	200	6,380
HFF, Inc., Class A	21,500	712,940
Kennedy-Wilson Holdings, Inc.	58,103	1,055,731
Marcus & Millichap, Inc.*	9,200	315,836
Maui Land & Pineapple Co., Inc.*	2,500	24,800
Newmark Group, Inc., Class A	72,640	582,573
RE/MAX Holdings, Inc., Class A	7,600	233,700
Redfin Corp. (x)*	42,273	608,731
RMR Group, Inc. (The), Class A	2,835	150,482
Stratus Properties, Inc.*	400	9,592
Tejon Ranch Co.*	4,600	76,268
Transcontinental Realty Investors, Inc. (x)*	300	8,496

		4,672,967

Total Real Estate		62,297,611

Utilities (1.9%)
Electric Utilities (0.6%)
ALLETE, Inc.	27,500	2,096,050
El Paso Electric Co.	20,500	1,027,665
IDACORP, Inc.	26,200	2,438,172
MGE Energy, Inc.	17,800	1,067,288
Otter Tail Corp.	18,200	903,448
PNM Resources, Inc.	40,300	1,655,927
Portland General Electric Co.	42,600	1,953,210

		11,141,760

Gas Utilities (0.6%)
Chesapeake Utilities Corp.	8,040	653,652
New Jersey Resources Corp.	40,300	1,840,501
Northwest Natural Holding Co.	13,500	816,210
ONE Gas, Inc.	26,800	2,133,280
RGC Resources, Inc.	300	8,988
South Jersey Industries, Inc. (x)	40,900	1,137,020
Southwest Gas Holdings, Inc.	23,000	1,759,500
Spire, Inc.	26,200	1,940,896

		10,290,047

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	7,400	16,058
Clearway Energy, Inc., Class A	14,000	236,880
Clearway Energy, Inc., Class C	34,592	596,712
Ormat Technologies, Inc.	19,200	1,004,160
Pattern Energy Group, Inc., Class A	37,300	694,526
TerraForm Power, Inc., Class A	34,500	387,090

		2,935,426

Multi-Utilities (0.3%)
Avista Corp.	32,500	1,380,600
Black Hills Corp.	26,200	1,644,836
NorthWestern Corp.	22,891	1,360,641
Unitil Corp.	11,400	577,296

		4,963,373

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Water Utilities (0.2%)
American States Water Co.	17,500	$1,173,200
California Water Service Group	23,000	1,096,180
Connecticut Water Service, Inc.	5,200	347,724
Consolidated Water Co. Ltd.	1,900	22,154
Global Water Resources, Inc.	2,400	24,336
Middlesex Water Co.	6,100	325,435
SJW Group	8,300	461,646

		3,450,675

Total Utilities		32,781,281

Total Common Stocks (98.4%) (Cost $1,340,282,917)		1,704,963,885

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	56,900	—

Total Communication Services		—

Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	18,100	27,150

Total Consumer Staples		27,150

Financials (0.0%)
Diversified Financial Services (0.0%)
NewStar Financial, Inc., CVR (r)*	8,400	3,104

Total Financials		3,104

Health Care (0.0%)
Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

Total Health Care		—

Total Rights (0.0%) (Cost $20,285)		30,254

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (4.0%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $11,405,896, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $12,018,860. (xx)	$11,400,000	11,400,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $7,382,932, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $7,529,395. (xx)	7,381,755	7,381,755
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $3,500,564, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $3,570,914. (xx)	3,500,000	3,500,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,900,555, collateralized by various Common Stocks; total market value $4,341,528. (xx)	3,900,000	3,900,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $4,000,656, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $4,080,000. (xx)	4,000,000	4,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $15,007,029, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $15,300,000. (xx)	15,000,000	15,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $10,004,686, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $10,200,000. (xx)	10,000,000	10,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $5,002,489, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $5,477,379. (xx)	$5,000,000	$5,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $9,004,480, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $9,859,283. (xx)	9,000,000	9,000,000

Total Repurchase Agreements		69,181,755

Total Short-Term Investments (4.0%) (Cost $69,181,755)		69,181,755

Total Investments in Securities (102.4%) (Cost $1,409,484,957)		1,774,175,894
Other Assets Less Liabilities (-2.4%)		(41,906,337)

Net Assets (100%)		$1,732,269,557

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $9,019 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $81,689,563. This was collateralized by $14,946,111 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $69,181,755 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	121	3/2019	USD	8,161,450	(166,901)

					(166,901)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$35,676,877	$—	$—		$35,676,877
Consumer Discretionary	282,354,883	—	—		282,354,883
Consumer Staples	24,498,182	—	—		24,498,182
Energy	46,109,010	—	—		46,109,010
Financials	216,495,910	—	—		216,495,910
Health Care	304,536,219	—	—		304,536,219
Industrials	317,029,681	—	—		317,029,681
Information Technology	341,475,098	—	—		341,475,098
Materials	41,709,133	—	—		41,709,133
Real Estate	62,291,231	6,380	—		62,297,611
Utilities	32,781,281	—	—		32,781,281
Rights
Communication Services	—	—	—	(a)	—	(a)
Consumer Staples	—	—	27,150		27,150
Financials	—	—	3,104		3,104
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Repurchase Agreements	—	69,181,755	—		69,181,755

Total Assets	$1,704,957,505	$69,188,135	$30,254		$1,774,175,894

Liabilities:
Futures	$(166,901)	$—	$—		$(166,901)

Total Liabilities	$(166,901)	$—	$—		$(166,901)

Total	$1,704,790,604	$69,188,135	$30,254		$1,774,008,993

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(166,901	)*

Total		$(166,901)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,096,670)	$(1,096,670)

Total	$(1,096,670)	$(1,096,670)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(225,815)	$(225,815)

Total	$(225,815)	$(225,815)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,953,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$949,930,729
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,153,444,940

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$562,614,375
Aggregate gross unrealized depreciation	(203,210,195)

Net unrealized appreciation	$359,404,180

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,414,604,813

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,340,303,202)	$1,704,994,139
Repurchase Agreements (Cost $69,181,755)	69,181,755
Cash	22,857,342
Cash held as collateral at broker for futures	1,780,000
Receivable for securities sold	4,578,376
Dividends, interest and other receivables	1,436,665
Receivable for Portfolio shares sold	405,984
Securities lending income receivable	82,919
Due from broker for futures variation margin	49,011
Other assets	8,612

Total assets	1,805,374,803

LIABILITIES
Payable for return of collateral on securities loaned	69,181,755
Payable for securities purchased	1,734,166
Payable for Portfolio shares redeemed	844,800
Investment management fees payable	806,437
Administrative fees payable	187,478
Distribution fees payable – Class IB	144,128
Distribution fees payable – Class IA	97,570
Trustees’ fees payable	1,151
Accrued expenses	107,761

Total liabilities	73,105,246

NET ASSETS	$1,732,269,557

Net assets were comprised of:
Paid in capital	$1,358,854,957
Total distributable earnings (loss)	373,414,600

Net assets	$1,732,269,557

Class IA
Net asset value, offering and redemption price per share, $442,831,155 / 28,237,886 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.68

Class IB
Net asset value, offering and redemption price per share, $657,054,775 / 45,844,720 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.33

Class K
Net asset value, offering and redemption price per share, $632,383,627 / 40,316,551 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.69

(x)	Includes value of securities on loan of $81,689,563.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $3,381 foreign withholding tax)	$17,104,436
Income from non-cash dividends	1,440,824
Interest	326,685
Securities lending (net)	1,751,397

Total income	20,623,342

EXPENSES
Investment management fees	10,922,503
Administrative fees	2,529,860
Distribution fees – Class IB	1,987,682
Distribution fees – Class IA	1,336,444
Custodian fees	179,000
Printing and mailing expenses	165,924
Professional fees	84,089
Trustees’ fees	50,275
Miscellaneous	50,243

Total expenses	17,306,020

NET INVESTMENT INCOME (LOSS)	3,317,322

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	303,819,559
Futures contracts	(1,096,670)

Net realized gain (loss)	302,722,889

Change in unrealized appreciation (depreciation) on:
Investments in securities	(440,494,923)
Futures contracts	(225,815)

Net change in unrealized appreciation (depreciation)	(440,720,738)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(137,997,849)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(134,680,527)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,317,322	$2,923,577
Net realized gain (loss)	302,722,889	187,164,059
Net change in unrealized appreciation (depreciation)	(440,720,738)	208,760,929

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(134,680,527)	398,848,565

Distributions to shareholders: (a)
Class IA	(78,780,311)	(43,607,602)
Class IB	(126,216,361)	(67,688,823)
Class K	(113,764,026)	(65,703,276)

Total distributions to shareholders	(318,760,698)	(176,999,701)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,008,411 and 787,592 shares, respectively ]	21,851,816	15,492,243
Capital shares issued in reinvestment of dividends and distributions [ 4,640,492 and 2,193,863 shares, respectively ]	78,780,311	43,607,602
Capital shares repurchased [ (3,019,325) and (3,224,243) shares, respectively ]	(64,380,589)	(64,222,712)

Total Class IA transactions	36,251,538	(5,122,867)

Class IB
Capital shares sold [ 3,044,300 and 1,987,436 shares, respectively ]	61,572,940	36,744,964
Capital shares issued in reinvestment of dividends and distributions [ 8,127,598 and 3,668,133 shares, respectively ]	126,216,361	67,688,823
Capital shares repurchased [ (5,837,754) and (5,602,961) shares, respectively ]	(115,694,407)	(103,227,517)

Total Class IB transactions	72,094,894	1,206,270

Class K
Capital shares sold [ 2,387,267 and 1,282,940 shares, respectively ]	50,719,220	24,977,014
Capital shares issued in reinvestment of dividends and distributions [ 6,708,267 and 3,304,156 shares, respectively ]	113,764,026	65,703,276
Capital shares repurchased [ (6,938,377) and (3,879,010) shares, respectively ]	(149,643,220)	(76,767,969)

Total Class K transactions	14,840,026	13,912,321

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	123,186,458	9,995,724

TOTAL INCREASE (DECREASE) IN NET ASSETS	(330,254,767)	231,844,588
NET ASSETS:
Beginning of year	2,062,524,324	1,830,679,736

End of year (b)	$1,732,269,557	$2,062,524,324

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,300,778, $2,019,958 and $3,605,445 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $42,306,824, $65,668,865 and $62,097,831 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $841,694 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.35	$18.11	$17.21	$19.95	$21.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	0.05	(0.02)	(0.02)†
Net realized and unrealized gain (loss)	(1.39)	4.04	2.11	(0.58)	0.79

Total from investment operations	(1.38)	4.05	2.16	(0.60)	0.77

Less distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.06)	—	—
Distributions from net realized gains	(3.28)	(1.76)	(1.20)	(2.14)	(2.34)

Total dividends and distributions	(3.29)	(1.81)	(1.26)	(2.14)	(2.34)

Net asset value, end of year	$15.68	$20.35	$18.11	$17.21	$19.95

Total return	(7.91)%	22.68%	12.61%	(2.91)%	3.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$442,831	$521,011	$468,126	$448,501	$498,752
Ratio of expenses to average net assets (f)	0.92%	0.94%	0.95%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets (f)	0.07%	0.06%	0.30%	(0.08)%	(0.10)%
Portfolio turnover rate^	46%	40%	37%	38%	37%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.88	$16.91	$16.15	$18.86	$20.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	0.05	(0.02)	(0.02)†
Net realized and unrealized gain (loss)	(1.27)	3.77	1.97	(0.55)	0.76

Total from investment operations	(1.26)	3.78	2.02	(0.57)	0.74

Less distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.06)	—	—
Distributions from net realized gains	(3.28)	(1.76)	(1.20)	(2.14)	(2.34)

Total dividends and distributions	(3.29)	(1.81)	(1.26)	(2.14)	(2.34)

Net asset value, end of year	$14.33	$18.88	$16.91	$16.15	$18.86

Total return	(7.89)%	22.69%	12.55%	(2.92)%	3.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$657,055	$764,841	$684,307	$681,187	$740,667
Ratio of expenses to average net assets (f)	0.92%	0.94%	0.95%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets (f)	0.07%	0.06%	0.30%	(0.08)%	(0.10)%
Portfolio turnover rate^	46%	40%	37%	38%	37%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.35	$18.11	$17.22	$19.96	$21.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.09	0.03	0.03
Net realized and unrealized gain (loss)	(1.39)	4.04	2.11	(0.59)	0.75

Total from investment operations	(1.32)	4.10	2.20	(0.56)	0.78

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.11)	(0.04)	—
Distributions from net realized gains	(3.28)	(1.76)	(1.20)	(2.14)	(2.34)

Total dividends and distributions	(3.34)	(1.86)	(1.31)	(2.18)	(2.34)

Net asset value, end of year	$15.69	$20.35	$18.11	$17.22	$19.96

Total return	(7.60)%	22.95%	12.83%	(2.66)%	3.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$632,384	$776,673	$678,247	$669,892	$847,562
Ratio of expenses to average net assets (f)	0.67%	0.69%	0.70%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets (f)	0.32%	0.31%	0.55%	0.16%	0.14%
Portfolio turnover rate^	46%	40%	37%	38%	37%
^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(0.38)%	5.81%	13.24%
Portfolio – Class IB Shares	(0.30)	5.84	13.17
Portfolio – Class K Shares*	(0.03)	6.09	10.82
Russell 1000® Growth Index	(1.51)	10.40	15.29

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.30)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned (1.51)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the information technology and consumer discretionary sectors were the main contributors to relative performance, led by e-commerce and cloud services provider Amazon.com. Enterprise software makers Red Hat, Inc., Adobe, Inc., Microsoft Corp. and Palo Alto Networks were also significant contributors as corporations continued to spend on information technology.

•	Stock selection in industrials also helped as equipment supplier W.W. Grainger delivered strong execution.

What hurt performance during the year:

•

Stock selection in the health care sector was the biggest detractor from results, due primarily to weakness in biotechnology holding Celgene Corp. and dental supplier Dentsply Sirona, a position which was closed during the year.

•	An overweight to the energy sector and stock selection in financials also detracted from relative returns.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

We have been opportunistically repositioning the Portfolio over the last 12 months, adding eight new positions, the largest being cyclical tech stock Oracle and data center operator Equinix. We also exited five positions due to the stocks being acquired, meeting our price targets or in a few cases, failing to maintain our thesis for ownership. In these cases, we have shifted the proceeds into stocks which we believe have more attractive growth profiles like IHS Markit, which operates a diverse set of businesses with consistent growth and high barriers to entry, including the CarFax vehicle history service, and produces geological reports that are a standard research tool for oil & gas exploration and production companies; and Nutanix, which holds significant market share in a software solution for cloud computing called hyperconverged infrastructure (HCI) that enables storage, computing and networking to operate as a single platform. HCI increases the efficiency and scalability of data centers and its usage as a low-cost solution is expected to more than double in the next several years.

Many of the tailwinds that have driven equities higher through the long-running bull market are turning into headwinds. In this generally less advantageous environment, we believe it is essential to be much more selective in choosing companies to own for the long term. From a portfolio standpoint, we remain positioned for positive GDP. At year-end, we were significantly underweight the industrials and consumer discretionary sectors. The portfolio is pivoted toward companies and industries capable of generating visible and durable growth and that are more insulated from macro risks than the general market, which today include biotechnology, enterprise software, e-commerce and select names across communication services.

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	30.7%
Health Care	16.5
Communication Services	12.1
Consumer Discretionary	12.0
Industrials	8.3
Consumer Staples	5.7
Financials	5.2
Materials	3.6
Energy	1.8
Real Estate	1.6
Repurchase Agreements	0.3
Cash and Other	2.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$932.20	$5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29
Class IB
Actual	1,000.00	932.50	5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29
Class K
Actual	1,000.00	934.00	3.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.23	4.02

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (12.1%)
Entertainment (2.2%)
Walt Disney Co. (The)	64,852	$7,111,022

Interactive Media & Services (7.9%)
Alphabet, Inc., Class A*	3,969	4,147,446
Alphabet, Inc., Class C*	9,949	10,303,284
Facebook, Inc., Class A*	86,073	11,283,310

		25,734,040

Media (2.0%)
Comcast Corp., Class A	188,732	6,426,324

Total Communication Services		39,271,386

Consumer Discretionary (12.0%)
Hotels, Restaurants & Leisure (2.9%)
Chipotle Mexican Grill, Inc.*	9,570	4,132,230
Yum China Holdings, Inc.	160,267	5,373,753

		9,505,983

Internet & Direct Marketing Retail (7.1%)
Alibaba Group Holding Ltd. (ADR)*	25,800	3,536,406
Amazon.com, Inc.*	12,988	19,507,586

		23,043,992

Specialty Retail (2.0%)
Home Depot, Inc. (The)	36,765	6,316,962

Total Consumer Discretionary		38,866,937

Consumer Staples (5.7%)
Beverages (3.1%)
Anheuser-Busch InBev SA/NV (ADR)(x)	81,134	5,339,429
Coca-Cola Co. (The)	99,678	4,719,753

		10,059,182

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	26,377	5,373,259

Food Products (1.0%)
McCormick & Co., Inc. (Non-Voting)	22,519	3,135,545

Total Consumer Staples		18,567,986

Energy (1.8%)
Energy Equipment & Services (0.9%)
Schlumberger Ltd.	83,775	3,022,602

Oil, Gas & Consumable Fuels (0.9%)
Pioneer Natural Resources Co.	20,609	2,710,496

Total Energy		5,733,098

Financials (5.2%)
Capital Markets (3.6%)
BlackRock, Inc.	14,469	5,683,713
Charles Schwab Corp. (The)	139,758	5,804,150

		11,487,863

Consumer Finance (1.6%)
American Express Co.	55,882	5,326,672

Total Financials		16,814,535

Health Care (16.5%)
Biotechnology (7.4%)
Alexion Pharmaceuticals, Inc.*	46,547	4,531,816
Biogen, Inc.*	22,326	6,718,340
BioMarin Pharmaceutical, Inc.*	39,360	3,351,504
Celgene Corp.*	83,615	5,358,885
Regeneron Pharmaceuticals, Inc.*	11,053	4,128,296

		24,088,841

Health Care Providers & Services (3.2%)
UnitedHealth Group, Inc.	41,065	10,230,113

Life Sciences Tools & Services (2.2%)
Thermo Fisher Scientific, Inc.	31,447	7,037,524

Pharmaceuticals (3.7%)
Johnson & Johnson	36,137	4,663,480
Zoetis, Inc.	85,357	7,301,437

		11,964,917

Total Health Care		53,321,395

Industrials (8.3%)
Air Freight & Logistics (1.5%)
United Parcel Service, Inc., Class B	49,478	4,825,589

Industrial Conglomerates (1.9%)
Honeywell International, Inc.	47,040	6,214,925

Machinery (1.3%)
Caterpillar, Inc.	33,520	4,259,387

Professional Services (1.3%)
IHS Markit Ltd.*	87,603	4,202,316

Trading Companies & Distributors (2.3%)
WW Grainger, Inc.	25,490	7,197,356

Total Industrials		26,699,573

Information Technology (30.7%)
Communications Equipment (1.7%)
Palo Alto Networks, Inc.*	28,870	5,437,664

IT Services (7.5%)
Akamai Technologies, Inc.*	100,236	6,122,415
PayPal Holdings, Inc.*	78,583	6,608,044
Visa, Inc., Class A	86,641	11,431,414

		24,161,873

Semiconductors & Semiconductor Equipment (4.1%)
NVIDIA Corp.	17,180	2,293,530
QUALCOMM, Inc.	102,260	5,819,617
Texas Instruments, Inc.	56,716	5,359,662

		13,472,809

Software (15.1%)
Adobe, Inc.*	39,319	8,895,531
Microsoft Corp.	141,797	14,402,321
Nutanix, Inc., Class A*	84,060	3,496,055

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Oracle Corp.	152,570	$6,888,536
Red Hat, Inc.*	34,866	6,123,864
Splunk, Inc.*	52,080	5,460,588
VMware, Inc., Class A	26,561	3,642,310

		48,909,205

Technology Hardware, Storage & Peripherals (2.3%)
Apple, Inc.	46,951	7,406,051

Total Information Technology		99,387,602

Materials (3.6%)
Chemicals (3.6%)
Ecolab, Inc.	43,018	6,338,702
Linde plc	33,740	5,264,790

Total Materials		11,603,492

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Equinix, Inc. (REIT)	15,040	5,302,502

Total Real Estate		5,302,502

Total Common Stocks (97.5%) (Cost $240,619,877)		315,568,506

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.3%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $818,434, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $834,671. (xx)	$818,304	818,304
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $15,598, collateralized by various Common Stocks; total market value $17,362. (xx)	15,596	15,596

Total Repurchase Agreements		833,900

Total Short-Term Investments (0.3%) (Cost $833,900)		833,900

Total Investments in Securities (97.8%) (Cost $241,453,777)		316,402,406
Other Assets Less Liabilities (2.2%)		7,098,600

Net Assets (100%)		$323,501,006

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $4,126,287. This was collateralized by $3,488,654 of various U.S. Government Treasury Securities, ranging from 0.625% - 8.000%, maturing 11/30/19 - 11/15/27 and by cash of $833,900 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$39,271,386	$—	$—	$39,271,386
Consumer Discretionary	38,866,937	—	—	38,866,937

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Consumer Staples	$18,567,986	$—	$—	$18,567,986
Energy	5,733,098	—	—	5,733,098
Financials	16,814,535	—	—	16,814,535
Health Care	53,321,395	—	—	53,321,395
Industrials	26,699,573	—	—	26,699,573
Information Technology	99,387,602	—	—	99,387,602
Materials	11,603,492	—	—	11,603,492
Real Estate	5,302,502	—	—	5,302,502
Short-Term Investments
Repurchase Agreements	—	833,900	—	833,900

Total Assets	$315,568,506	$833,900	$—	$316,402,406

Total Liabilities	$—	$—	$—	$—

Total	$315,568,506	$833,900	$—	$316,402,406

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$65,816,764
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$112,243,136

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$91,370,814
Aggregate gross unrealized depreciation	(17,913,492)

Net unrealized appreciation	$73,457,322

Federal income tax cost of investments in securities and derivative instruments, if applicable	$242,945,084

For the year ended December 31, 2018, the Portfolio incurred approximately $30 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $240,619,877)	$315,568,506
Repurchase Agreements (Cost $833,900)	833,900
Cash	8,387,791
Dividends, interest and other receivables	185,396
Receivable for Portfolio shares sold	44,466
Securities lending income receivable	2,668
Other assets	1,549

Total assets	325,024,276

LIABILITIES
Payable for return of collateral on securities loaned	833,900
Payable for Portfolio shares redeemed	357,680
Investment management fees payable	182,793
Distribution fees payable – Class IB	66,277
Administrative fees payable	27,043
Distribution fees payable – Class IA	2,429
Accrued expenses	53,148

Total liabilities	1,523,270

NET ASSETS	$323,501,006

Net assets were comprised of:
Paid in capital	$244,990,974
Total distributable earnings (loss)	78,510,032

Net assets	$323,501,006

Class IA
Net asset value, offering and redemption price per share, $11,285,928 / 1,036,099 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.89

Class IB
Net asset value, offering and redemption price per share, $304,626,854 / 28,969,071 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

Class K
Net asset value, offering and redemption price per share, $7,588,224 / 687,530 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.04

(x)	Includes value of securities on loan of $4,126,287.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$4,299,735
Interest	82,135
Securities lending (net)	38,246

Total income	4,420,116

EXPENSES
Investment management fees	2,378,598
Distribution fees – Class IB	863,672
Administrative fees	355,519
Professional fees	52,870
Printing and mailing expenses	38,047
Custodian fees	31,000
Distribution fees – Class IA	30,940
Trustees’ fees	8,860
Miscellaneous	8,241

Total expenses	3,767,747

NET INVESTMENT INCOME (LOSS)	652,369

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	30,260,647
Net change in unrealized appreciation (depreciation) on investments in securities	(28,992,983)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,267,664

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,920,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$652,369	$270,946
Net realized gain (loss)	30,260,647	15,732,930
Net change in unrealized appreciation (depreciation)	(28,992,983)	63,822,197

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,920,033	79,826,073

Distributions to shareholders: (a)
Class IA	(1,030,851)	(1,607,422)
Class IB	(29,312,097)	(40,912,286)
Class K	(686,678)	(905,993)

Total distributions to shareholders	(31,029,626)	(43,425,701)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 56,616 and 197,057 shares, respectively ]	689,869	2,300,147
Capital shares issued in reinvestment of dividends and distributions [ 87,012 and 140,377 shares, respectively ]	1,030,851	1,607,422
Capital shares repurchased [ (118,879) and (528,063) shares, respectively ]	(1,518,265)	(6,169,428)

Total Class IA transactions	202,455	(2,261,859)

Class IB
Capital shares sold [ 1,202,936 and 1,080,393 shares, respectively ]	14,513,785	12,320,048
Capital shares issued in reinvestment of dividends and distributions [ 2,561,367 and 3,687,961 shares, respectively ]	29,312,097	40,912,286
Capital shares repurchased [ (4,482,805) and (5,806,061) shares, respectively ]	(55,204,827)	(65,606,105)

Total Class IB transactions	(11,378,945)	(12,373,771)

Class K
Capital shares sold [ 171,451 and 152,835 shares, respectively ]	2,133,493	1,790,983
Capital shares issued in reinvestment of dividends and distributions [ 57,255 and 78,083 shares, respectively ]	686,678	905,993
Capital shares repurchased [ (187,811) and (176,613) shares, respectively ]	(2,432,408)	(2,078,168)

Total Class K transactions	387,763	618,808

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,788,727)	(14,016,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,898,320)	22,383,550
NET ASSETS:
Beginning of year	363,399,326	341,015,776

End of year (b)	$323,501,006	$363,399,326

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $9,770, $241,124 and $22,904 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $1,597,652, $40,671,162 and $883,089 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017	2016	2015	2014
Net asset value, beginning of year	$11.95		$10.77	$10.73	$11.38	$12.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	##	0.01	— #	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.01		2.65	0.09	0.18	0.52

Total from investment operations	0.03		2.66	0.09	0.13	0.47

Less distributions:
Dividends from net investment income	(0.02)		(0.01)	—	—	—
Distributions from net realized gains	(1.07)		(1.47)	(0.05)	(0.78)	(1.40)

Total dividends and distributions	(1.09)		(1.48)	(0.05)	(0.78)	(1.40)

Net asset value, end of year	$10.89		$11.95	$10.77	$10.73	$11.38

Total return	(0.38)%		25.59%	0.84%	1.34%	3.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,286		$12,084	$12,944	$14,616	$15,531
Ratio of expenses to average net assets (f)	1.04%		1.04%	1.04%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets (f)	0.18	%(aa)	0.08%	(0.01)%	(0.41)%	(0.39)%
Portfolio turnover rate^	18%		16%	78%	101%	90%

	Year Ended December 31,
Class IB	2018		2017	2016	2015	2014
Net asset value, beginning of year	$11.57		$10.47	$10.43	$11.09	$12.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	##	0.01	— #	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.02		2.57	0.09	0.17	0.52

Total from investment operations	0.04		2.58	0.09	0.12	0.47

Less distributions:
Dividends from net investment income	(0.02)		(0.01)	—	—	—
Distributions from net realized gains	(1.07)		(1.47)	(0.05)	(0.78)	(1.40)

Total dividends and distributions	(1.09)		(1.48)	(0.05)	(0.78)	(1.40)

Net asset value, end of year	$10.52		$11.57	$10.47	$10.43	$11.09

Total return	(0.30)%		25.56%	0.87%	1.28%	3.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$304,627		$343,495	$321,626	$380,798	$415,372
Ratio of expenses to average net assets (f)	1.04%		1.04%	1.04%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets (f)	0.17	%(aa)	0.07%	(0.02)%	(0.41)%	(0.38)%
Portfolio turnover rate^	18%		16%	78%	101%	90%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017	2016	2015	2014
Net asset value, beginning of year	$12.09		$10.88	$10.81	$11.44	$12.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	##	0.04	0.02	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.01		2.68	0.10	0.17	0.53

Total from investment operations	0.07		2.72	0.12	0.15	0.51

Less distributions:
Dividends from net investment income	(0.05)		(0.04)	—	—	—
Distributions from net realized gains	(1.07)		(1.47)	(0.05)	(0.78)	(1.40)

Total dividends and distributions	(1.12)		(1.51)	(0.05)	(0.78)	(1.40)

Net asset value, end of year	$11.04		$12.09	$10.88	$10.81	$11.44

Total return	(0.03)%		25.87%	1.12%	1.51%	4.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,588		$7,820	$6,445	$7,509	$7,995
Ratio of expenses to average net assets (f)	0.79%		0.79%	0.79%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets (f)	0.44	%(aa)	0.32%	0.23%	(0.16)%	(0.13)%
Portfolio turnover rate^	18%		16%	78%	101%	90%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01, $0.01, and $0.04 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.

See Notes to Financial Statements.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.29)%	3.67%	8.38%
Portfolio – Class IB Shares	(4.29)	3.69	8.30
Portfolio – Class K Shares*	(4.05)	3.93	6.52
50% Volatility Managed Index – Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	(2.29)	5.19	7.69
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	0.88	1.86	2.90

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.29)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the 50% Volatility Managed Index — Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned (2.29)%, (4.38)% and 0.88%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Key contributions among fixed income positions came from health care, U.S. Treasury and utilities holdings.

•	Contributions from equity holdings came from positions in the health care, utilities and information technology sectors.

What hurt performance during the year:

•	Overall performance among fixed income holdings was slightly negative for the year, with key detractors concentrated in energy and consumer discretionary.

•

While the overall performance from equity securities turned negative as equity markets came under significant pressure to end the year, performance was fairly mixed across sectors. Economically sensitive sectors came under the greatest pressure at year-end, with energy, industrials, financials and materials among the leading detractors.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

During the year, we increased our fixed income holdings, reflecting heightened uncertainty related to the potential effect of rising interest rates and quantitative tightening (i.e., Federal Reserve balance sheet reduction) on economic growth. Adding to these concerns in the latter part of 2018 were increased trade tensions (especially between China and the U.S.), rising political discord in the U.S. (e.g., government shutdown), and weakening global economic growth expectations (e.g., collapse in energy prices).

As a result of the numerous factors listed above, volatility increased during 2018 across a range of asset classes from the very low levels experienced in 2017. Our portfolio shifts were intended to help balance the portfolio’s asset mix and reduce the expected risk of the portfolio going forward. Key to this was the addition of short- and intermediate-maturity U.S. Treasury securities into the portfolio. The rise in interest rates over the last 12-18 months also made these securities more attractive to us on a relative value basis compared to the more full valuations across much of the equity and corporate credit markets.

Holdings of equity securities declined from 54.5% to 45.3% during the year.

While markets remain relatively unsettled as we enter 2019, we continue to find what we believe to be attractive opportunities across a wide range of asset classes and securities that are capable of generating attractive income while also offering the potential for long-term capital appreciation.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	5.13
Weighted Average Coupon (%)	4.17
Weighted Average Modified Duration (Years)*	3.54
Weighted Average Rating**	BBB

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	19.6%
Health Care	11.8
Financials	10.9
Energy	7.8
Information Technology	7.6
Communication Services	7.0
Consumer Discretionary	5.5
Utilities	5.0
Investment Companies	4.6
Consumer Staples	4.1
Repurchase Agreements	3.3
Industrials	3.3
Materials	3.1
Real Estate	1.6
Foreign Government Securities	0.7
Supranational	0.6
U.S. Government Agency Securities	0.5
Asset-Backed Security	0.0	#
Municipal Bonds	0.0	#
Cash and Other	3.0

	100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$957.10	$5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.95	5.31
Class IB
Actual	1,000.00	958.00	5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.95	5.31
Class K
Actual	1,000.00	958.70	3.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.21	4.04

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Security (0.0%)
American Airlines Pass-Through Trust,
Series 2013-2 A 4.950%, 1/15/23		$133,280	$135,492

Total Asset-Backed Security			135,492

Convertible Bonds (0.6%)
Energy (0.2%)
Energy Equipment & Services (0.2%)
Weatherford International Ltd.
5.875%, 7/1/21 (x)		3,200,000	2,006,221

Total Energy			2,006,221

Health Care (0.4%)
Pharmaceuticals (0.4%)
Bayer Capital Corp. BV 5.625%, 11/22/19§	EUR	5,000,000	4,380,832

Total Health Care			4,380,832

Total Convertible Bonds			6,387,053

Corporate Bonds (26.7%)
Communication Services (3.9%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.
3.000%, 2/15/22		$100,000	98,143
3.200%, 3/1/22		500,000	493,366
3.800%, 3/15/22		100,000	100,425
3.000%, 6/30/22		75,000	73,199
4.450%, 4/1/24		150,000	152,328
3.950%, 1/15/25		100,000	97,731
3.400%, 5/15/25		250,000	235,323
CCO Holdings LLC
5.125%, 2/15/23		2,000,000	1,947,500
5.750%, 1/15/24		1,000,000	987,500
5.500%, 5/1/26§		900,000	864,000
5.125%, 5/1/27§		1,700,000	1,583,380
5.000%, 2/1/28§		500,000	460,000
Telefonica Emisiones SA 4.570%, 4/27/23		150,000	154,095
Verizon Communications, Inc.
3.000%, 11/1/21		250,000	248,580
2.946%, 3/15/22		255,000	252,371
2.450%, 11/1/22		200,000	193,033
3.376%, 2/15/25		249,000	242,915
4.125%, 3/16/27		250,000	249,658

			8,433,547

Entertainment (0.4%)
21st Century Fox America, Inc.
3.000%, 9/15/22		150,000	148,048
AMC Entertainment Holdings, Inc.
5.875%, 11/15/26		600,000	514,500
NBCUniversal Media LLC 4.375%, 4/1/21		300,000	308,336
Netflix, Inc.
4.375%, 11/15/26		1,000,000	911,800
4.875%, 4/15/28		2,500,000	2,281,250
Viacom, Inc. 4.250%, 9/1/23		100,000	100,142
Walt Disney Co. (The)
2.300%, 2/12/21		105,000	103,526
2.550%, 2/15/22		250,000	246,417
Warner Media LLC
4.700%, 1/15/21		250,000	255,444
3.550%, 6/1/24		200,000	193,540

			5,063,003

Media (1.4%)
CBS Corp. 3.375%, 3/1/22		200,000	197,971
Charter Communications Operating LLC
3.579%, 7/23/20		350,000	349,545
4.908%, 7/23/25		100,000	99,470
4.200%, 3/15/28		150,000	140,108
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22		25,000	30,274
Comcast Corp.
5.150%, 3/1/20		150,000	153,527
3.375%, 8/15/25		250,000	244,588
3.300%, 2/1/27		150,000	143,483
4.150%, 10/15/28		150,000	152,220
Discovery Communications LLC
2.950%, 3/20/23		250,000	238,732
3.900%, 11/15/24§		150,000	145,502
DISH DBS Corp. 5.000%, 3/15/23		5,600,000	4,620,000
Interpublic Group of Cos., Inc. (The)
4.200%, 4/15/24		150,000	148,715
Omnicom Group, Inc. 3.600%, 4/15/26		150,000	142,950
Sirius XM Radio, Inc. 6.000%, 7/15/24§		2,000,000	2,005,000
Time Warner Cable LLC 4.000%, 9/1/21		100,000	99,280
Univision Communications, Inc. 5.125%, 5/15/23§		7,000,000	6,265,000
WPP Finance 2010 3.750%, 9/19/24		100,000	93,740

			15,270,105

Wireless Telecommunication Services (1.3%)
America Movil SAB de CV 5.000%, 3/30/20		200,000	203,402
Sprint Communications, Inc.
7.000%, 8/15/20		1,000,000	1,020,000
11.500%, 11/15/21		2,500,000	2,831,250
6.000%, 11/15/22		2,500,000	2,453,250
Sprint Corp.
7.875%, 9/15/23		4,700,000	4,823,610
7.625%, 3/1/26		1,000,000	988,750
Sprint Spectrum Co. LLC 5.152%, 3/20/28§		1,500,000	1,471,875
Vodafone Group plc 2.950%, 2/19/23		150,000	144,261

			13,936,398

Total Communication Services			42,703,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Consumer Discretionary (1.2%)
Auto Components (0.0%)
Aptiv Corp. 4.150%, 3/15/24	$75,000	$74,648

Automobiles (0.4%)
Ford Motor Co. 4.346%, 12/8/26 (x)	2,150,000	1,916,669
General Motors Co. 5.150%, 4/1/38	2,000,000	1,739,505
Tesla, Inc.
5.300%, 8/15/25§	1,000,000	870,000

		4,526,174

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp. 3.950%, 10/15/20	150,000	152,129
Marriott International, Inc.
Series N 3.125%, 10/15/21	250,000	246,444
McDonald’s Corp.
3.625%, 5/20/21	150,000	151,381
3.700%, 1/30/26	200,000	197,148
Wynn Las Vegas LLC
5.500%, 3/1/25§	2,000,000	1,876,800
5.250%, 5/15/27§	1,000,000	877,500

		3,501,402

Household Durables (0.3%)
Newell Brands, Inc. 3.850%, 4/1/23	80,000	78,558
Shea Homes LP 5.875%, 4/1/23§	3,000,000	2,707,500

		2,786,058

Internet & Direct Marketing Retail (0.1%)
Alibaba Group Holding Ltd. 3.600%, 11/28/24 (x)	200,000	194,891
Amazon.com, Inc.
2.600%, 12/5/19	250,000	249,155
3.300%, 12/5/21 (x)	150,000	151,944
2.800%, 8/22/24	300,000	291,615
Booking Holdings, Inc. 2.750%, 3/15/23	250,000	241,269
eBay, Inc.
3.250%, 10/15/20	50,000	49,982
2.600%, 7/15/22	100,000	96,253
QVC, Inc. 4.850%, 4/1/24	50,000	48,158

		1,323,267

Multiline Retail (0.0%)
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	150,000	148,593

Specialty Retail (0.1%)
AutoZone, Inc. 4.000%, 11/15/20	100,000	100,750
Home Depot, Inc. (The)
1.800%, 6/5/20	200,000	196,815
2.625%, 6/1/22	115,000	113,723
2.125%, 9/15/26	50,000	45,095
2.800%, 9/14/27	150,000	140,603
Lowe’s Cos., Inc.
2.500%, 4/15/26	95,000	84,407
3.100%, 5/3/27	200,000	183,452

		864,845

Total Consumer Discretionary		13,224,987

Consumer Staples (1.1%)
Beverages (0.2%)
Anheuser-Busch Cos. LLC 3.650%, 2/1/26§	350,000	330,662
Anheuser-Busch InBev Finance, Inc.
2.650%, 2/1/21	64,000	62,770
3.300%, 2/1/23	200,000	193,701
3.700%, 2/1/24	100,000	97,768
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 2/15/21	25,000	25,382
2.500%, 7/15/22	100,000	95,345
Coca-Cola Co. (The)
3.150%, 11/15/20	100,000	100,439
3.200%, 11/1/23	200,000	200,091
Constellation Brands, Inc. 3.700%, 12/6/26	150,000	142,160
Keurig Dr Pepper, Inc. 4.597%, 5/25/28§	250,000	248,255
Molson Coors Brewing Co. 3.000%, 7/15/26	200,000	178,443
PepsiCo, Inc.
1.850%, 4/30/20	200,000	197,296
2.750%, 3/5/22	150,000	148,573
3.600%, 3/1/24	250,000	253,403

		2,274,288

Food & Staples Retailing (0.2%)
Costco Wholesale Corp. 2.250%, 2/15/22	85,000	83,128
Kroger Co. (The)
6.150%, 1/15/20	150,000	154,250
2.950%, 11/1/21 (x)	150,000	147,537
Sysco Corp.
2.600%, 10/1/20	40,000	39,639
2.500%, 7/15/21 (x)	25,000	24,485
3.250%, 7/15/27	250,000	235,268
Walgreen Co. 3.100%, 9/15/22	150,000	146,429
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21	150,000	148,876
3.800%, 11/18/24	200,000	197,025
Walmart, Inc.
3.625%, 7/8/20	100,000	101,160
3.300%, 4/22/24	100,000	100,019
3.700%, 6/26/28	350,000	354,474

		1,732,290

Food Products (0.4%)
Campbell Soup Co. 4.150%, 3/15/28	150,000	139,547
General Mills, Inc. 4.200%, 4/17/28 (x)	150,000	146,763

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
JM Smucker Co. (The) 3.000%, 3/15/22	$180,000	$175,543
Kellogg Co. 3.250%, 4/1/26	150,000	140,123
Kraft Heinz Foods Co.
5.375%, 2/10/20	104,000	106,217
2.800%, 7/2/20	250,000	247,503
3.000%, 6/1/26	200,000	181,116
4.625%, 1/30/29	1,500,000	1,481,505
Mead Johnson Nutrition Co. 4.125%, 11/15/25	100,000	102,759
Post Holdings, Inc. 5.000%, 8/15/26§	1,000,000	907,500
Tyson Foods, Inc. 4.500%, 6/15/22	100,000	102,412
Unilever Capital Corp. 2.000%, 7/28/26	150,000	135,047

		3,866,035

Household Products (0.0%)
Clorox Co. (The)
3.050%, 9/15/22	150,000	148,460
3.500%, 12/15/24	100,000	99,472
Procter & Gamble Co. (The) 2.450%, 11/3/26 (x)	250,000	234,008

		481,940

Tobacco (0.3%)
Altria Group, Inc. 2.625%, 1/14/20	200,000	198,111
2.850%, 8/9/22	200,000	191,539
4.000%, 1/31/24	100,000	98,040
BAT Capital Corp.
3.222%, 8/15/24	250,000	230,594
3.557%, 8/15/27	3,000,000	2,649,389
Philip Morris International, Inc.
2.500%, 8/22/22	100,000	96,071
3.600%, 11/15/23	50,000	49,775
Reynolds American, Inc. 4.450%, 6/12/25	250,000	242,260

		3,755,779

Total Consumer Staples		12,110,332

Energy (4.0%)
Energy Equipment & Services (0.8%)
Baker Hughes a GE Co. LLC 3.337%, 12/15/27	90,000	82,771
Halliburton Co.
3.250%, 11/15/21	100,000	99,602
3.800%, 11/15/25	30,000	29,433
National Oilwell Varco, Inc. 2.600%, 12/1/22	150,000	141,108
Weatherford International Ltd.
5.125%, 9/15/20	1,500,000	1,117,500
7.750%, 6/15/21 (x)	4,000,000	2,975,000
4.500%, 4/15/22 (x)	5,750,000	3,307,141
8.250%, 6/15/23 (x)	2,400,000	1,428,000

		9,180,555

Oil, Gas & Consumable Fuels (3.2%)
BP Capital Markets America, Inc.
4.500%, 10/1/20	100,000	102,386
3.224%, 4/14/24	250,000	242,780
BP Capital Markets plc
2.315%, 2/13/20	200,000	198,226
3.814%, 2/10/24	250,000	252,288
Calumet Specialty Products Partners LP
6.500%, 4/15/21 (x)	2,000,000	1,665,000
7.625%, 1/15/22	2,000,000	1,592,500
Canadian Natural Resources Ltd. 3.850%, 6/1/27	250,000	235,066
Chesapeake Energy Corp.
6.125%, 2/15/21	2,000,000	1,887,500
7.000%, 10/1/24 (x)	1,000,000	860,000
8.000%, 1/15/25 (x)	7,000,000	6,195,000
8.000%, 6/15/27	5,400,000	4,515,750
Chevron Corp.
2.355%, 12/5/22	150,000	145,154
3.191%, 6/24/23	150,000	149,568
2.954%, 5/16/26	250,000	240,820
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	200,000	193,523
Devon Energy Corp. 4.000%, 7/15/21	100,000	100,203
Ecopetrol SA 5.375%, 6/26/26	150,000	150,712
Enable Midstream Partners LP 3.900%, 5/15/24 (e)	150,000	142,921
Enbridge Energy Partners LP 5.875%, 10/15/25	100,000	108,911
Enbridge, Inc. 3.700%, 7/15/27 (x)	350,000	331,384
Energy Transfer LP 5.500%, 6/1/27	1,100,000	1,072,500
Energy Transfer Operating LP
4.650%, 6/1/21	150,000	152,259
3.600%, 2/1/23	100,000	96,673
4.050%, 3/15/25	100,000	93,797
Enterprise Products Operating LLC
4.050%, 2/15/22	200,000	204,190
3.350%, 3/15/23	150,000	148,110
EOG Resources, Inc.
4.100%, 2/1/21	100,000	101,491
4.150%, 1/15/26	150,000	153,837
EQT Corp. 4.875%, 11/15/21	50,000	50,799
Equinor ASA
2.900%, 11/8/20	200,000	199,687
2.750%, 11/10/21	150,000	148,239
Exxon Mobil Corp.
2.397%, 3/6/22	150,000	146,545
3.176%, 3/15/24	150,000	150,124
HighPoint Operating Corp.
7.000%, 10/15/22	500,000	436,328
8.750%, 6/15/25	3,500,000	3,360,000
Husky Energy, Inc. 4.000%, 4/15/24	50,000	49,406
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	325,000	336,398
4.300%, 5/1/24	150,000	149,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Kinder Morgan, Inc.
5.625%, 11/15/23§	$2,100,000	$2,232,550
7.750%, 1/15/32	1,700,000	2,042,804
Marathon Oil Corp. 2.800%, 11/1/22	100,000	93,925
Marathon Petroleum Corp.
5.125%, 3/1/21	50,000	51,305
3.625%, 9/15/24	150,000	146,926
MPLX LP
4.500%, 7/15/23	100,000	100,799
4.875%, 6/1/25	100,000	100,618
Noble Energy, Inc. 4.150%, 12/15/21	150,000	150,307
Occidental Petroleum Corp. 2.700%, 2/15/23	200,000	194,715
ONEOK, Inc. 4.000%, 7/13/27	200,000	190,716
Petroleos Mexicanos
4.875%, 1/24/22	250,000	243,375
5.375%, 3/13/22	350,000	343,000
4.250%, 1/15/25	100,000	87,600
4.500%, 1/23/26	150,000	129,375
6.875%, 8/4/26	150,000	145,500
Plains All American Pipeline LP 3.850%, 10/15/23	100,000	97,071
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	250,000	257,911
Sunoco Logistics Partners Operations LP
4.250%, 4/1/24	150,000	146,193
Total Capital International SA 2.700%, 1/25/23	200,000	195,462
Total Capital SA 4.125%, 1/28/21	250,000	255,578
TransCanada PipeLines Ltd.
3.800%, 10/1/20	100,000	100,606
4.875%, 1/15/26	120,000	123,399
Valero Energy Corp. 6.125%, 2/1/20	150,000	154,253
Williams Cos., Inc. (The)
5.250%, 3/15/20	100,000	101,953
4.125%, 11/15/20	100,000	100,834
4.300%, 3/4/24	150,000	148,051

		34,294,655

Total Energy		43,475,210

Financials (6.0%)
Banks (4.0%)
Australia & New Zealand Banking Group Ltd.
2.250%, 11/9/20 (x)	250,000	246,009
Banco Santander SA
3.500%, 4/11/22	200,000	195,898
4.379%, 4/12/28	200,000	186,252
Bank of America Corp.
3.300%, 1/11/23	150,000	147,831
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)	483,000	468,986
4.125%, 1/22/24	100,000	101,259
4.000%, 4/1/24	350,000	351,353
4.000%, 1/22/25	250,000	243,790
3.500%, 4/19/26	200,000	192,126
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	250,000	241,426
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	150,000	144,188
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	2,112,000	1,971,853
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)	150,000	146,128
Series AA (ICE LIBOR USD 3 Month + 3.90%), 6.100%, 3/17/25 (k)(y)	1,000,000	985,000
Series L 2.250%, 4/21/20	300,000	296,403
Series U (ICE LIBOR USD 3 Month + 3.14%), 5.200%, 6/1/23 (k)(x)(y)	300,000	288,000
Series X (ICE LIBOR USD 3 Month + 3.71%), 6.250%, 9/5/24 (k)(y)	500,000	490,650
Bank of Montreal 2.350%, 9/11/22	150,000	144,607
Bank of Nova Scotia (The)
2.450%, 3/22/21	250,000	245,799
4.500%, 12/16/25	100,000	99,204
Barclays Bank plc 5.140%, 10/14/20	100,000	101,074
Barclays plc
3.684%, 1/10/23	250,000	239,270
4.375%, 1/12/26	200,000	191,049
BB&T Corp.
2.450%, 1/15/20	300,000	297,839
2.050%, 5/10/21	150,000	145,905
BNP Paribas SA
3.250%, 3/3/23	100,000	97,325
4.250%, 10/15/24	200,000	197,037
Citigroup, Inc.
2.650%, 10/26/20	750,000	740,061
3.875%, 10/25/23	150,000	149,952
3.300%, 4/27/25	345,000	329,330
3.400%, 5/1/26	200,000	188,532
3.200%, 10/21/26	200,000	184,706
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)	150,000	144,521
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	250,000	237,351
4.125%, 7/25/28	2,000,000	1,871,853
Series O (ICE LIBOR USD 3 Month + 4.06%), 5.875%, 3/27/20 (k)(x)(y)	4,000,000	3,850,000
Series Q (ICE LIBOR USD 3 Month + 4.10%), 5.950%, 8/15/20 (k)(y)	3,000,000	2,913,750
Cooperatieve Rabobank UA
4.500%, 1/11/21	75,000	76,776
3.875%, 2/8/22	75,000	75,308
4.375%, 8/4/25	250,000	245,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Credit Suisse Group Funding Guernsey Ltd.
3.125%, 12/10/20	$250,000	$248,246
Discover Bank 3.200%, 8/9/21 (x)	250,000	246,390
Fifth Third Bank 3.850%, 3/15/26	200,000	196,585
HSBC Holdings plc
5.100%, 4/5/21	100,000	102,954
4.000%, 3/30/22	100,000	101,019
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)	200,000	195,245
4.250%, 3/14/24	200,000	199,244
4.300%, 3/8/26	250,000	245,506
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)	3,000,000	2,942,568
JPMorgan Chase & Co.
2.250%, 1/23/20	150,000	148,433
4.250%, 10/15/20	200,000	203,213
2.400%, 6/7/21	150,000	146,806
4.500%, 1/24/22	250,000	257,676
3.250%, 9/23/22	100,000	99,004
3.200%, 1/25/23	150,000	147,799
3.375%, 5/1/23	250,000	244,964
2.700%, 5/18/23	200,000	191,836
3.625%, 5/13/24	250,000	247,772
3.125%, 1/23/25	150,000	143,837
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	250,000	241,482
2.950%, 10/1/26	250,000	230,838
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)	200,000	194,812
Series I (ICE LIBOR USD 3 Month + 3.47%), 5.990%, 4/30/19 (k)(y)	3,202,000	3,153,970
Series Q (ICE LIBOR USD 3 Month + 3.25%), 5.150%, 5/1/23 (k)(y)	2,000,000	1,905,000
KeyCorp
2.900%, 9/15/20	100,000	99,251
5.100%, 3/24/21	50,000	51,714
Korea Development Bank (The) 2.500%, 3/11/20	350,000	347,623
Kreditanstalt fuer Wiederaufbau
1.500%, 4/20/20	250,000	246,111
1.625%, 5/29/20	500,000	492,335
2.750%, 9/8/20	150,000	150,081
1.625%, 3/15/21	250,000	244,292
1.500%, 6/15/21	500,000	485,964
2.625%, 1/25/22	300,000	299,400
2.375%, 12/29/22	500,000	493,724
2.125%, 1/17/23 (x)	250,000	244,434
Landwirtschaftliche Rentenbank
Series 36 2.000%, 12/6/21	250,000	245,505
Lloyds Bank plc 6.375%, 1/21/21	100,000	105,464
Lloyds Banking Group plc
4.650%, 3/24/26	200,000	190,461
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	200,000	178,308
Mitsubishi UFJ Financial Group, Inc.
3.535%, 7/26/21	100,000	100,236
3.850%, 3/1/26	200,000	200,266
4.050%, 9/11/28 (x)	100,000	100,706
Mizuho Financial Group, Inc. 3.170%, 9/11/27	250,000	235,656
MUFG Americas Holdings Corp. 3.000%, 2/10/25	40,000	37,946
National Australia Bank Ltd. 2.500%, 7/12/26	250,000	226,794
PNC Bank NA 3.250%, 1/22/28‡ (x)	250,000	239,934
PNC Financial Services Group, Inc. (The)
5.125%, 2/8/20‡	100,000	102,093
3.900%, 4/29/24‡	250,000	247,340
Royal Bank of Canada
2.350%, 10/30/20	500,000	493,438
2.500%, 1/19/21	150,000	148,088
Royal Bank of Scotland Group plc 4.800%, 4/5/26	200,000	195,233
Santander Holdings USA, Inc.
2.650%, 4/17/20	120,000	118,182
3.700%, 3/28/22	200,000	194,401
Santander UK Group Holdings plc (ICE LIBOR USD 3 Month + 1.40%), 3.823%, 11/3/28 (k)	250,000	225,635
Sumitomo Mitsui Banking Corp. 2.650%, 7/23/20	250,000	247,527
Sumitomo Mitsui Financial Group, Inc.
2.632%, 7/14/26	250,000	226,684
3.364%, 7/12/27	150,000	144,412
SunTrust Bank (ICE LIBOR USD 3 Month + 0.50%), 3.525%, 10/26/21 (k)	100,000	100,061
Toronto-Dominion Bank (The) 1.800%, 7/13/21	250,000	241,577
US Bancorp
2.950%, 7/15/22	150,000	148,095
Series V 2.375%, 7/22/26	150,000	137,166
US Bank NA 3.150%, 4/26/21	250,000	249,458
Wells Fargo & Co.
2.600%, 7/22/20	105,000	103,947
2.550%, 12/7/20	350,000	345,133
3.500%, 3/8/22	100,000	99,568
3.069%, 1/24/23	250,000	242,658
4.125%, 8/15/23	100,000	100,230
3.300%, 9/9/24	250,000	241,781
3.000%, 4/22/26	200,000	186,348
3.000%, 10/23/26	150,000	139,038
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	250,000	240,003
Series M 3.450%, 2/13/23	100,000	98,034
Series S (ICE LIBOR USD 3 Month + 3.11%), 5.900%, 6/15/24 (k)(y)	900,000	857,475
Westpac Banking Corp.
2.150%, 3/6/20	250,000	247,283
2.700%, 8/19/26	250,000	230,324

		42,866,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Capital Markets (0.9%)
Ameriprise Financial, Inc. 5.300%, 3/15/20	$100,000	$102,574
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20	200,000	198,562
4.150%, 2/1/21	100,000	102,041
3.550%, 9/23/21	100,000	100,871
2.200%, 8/16/23	250,000	236,206
Brookfield Finance, Inc. 4.250%, 6/2/26	100,000	98,104
Credit Suisse AG
5.400%, 1/14/20	100,000	101,380
4.375%, 8/5/20	250,000	254,640
3.625%, 9/9/24	250,000	245,148
Deutsche Bank AG
3.375%, 5/12/21	200,000	191,540
3.700%, 5/30/24	250,000	226,754
Goldman Sachs Group, Inc. (The)
2.750%, 9/15/20	45,000	44,553
2.600%, 12/27/20	100,000	97,963
5.750%, 1/24/22	250,000	261,599
3.000%, 4/26/22	250,000	242,988
3.625%, 1/22/23	150,000	147,523
4.000%, 3/3/24	250,000	246,747
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	1,700,000	1,592,130
4.250%, 10/21/25	200,000	191,219
3.850%, 1/26/27	250,000	235,289
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	200,000	186,978
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	150,000	144,495
Intercontinental Exchange, Inc.
2.750%, 12/1/20	40,000	39,731
4.000%, 10/15/23	100,000	102,297
Invesco Finance plc 3.750%, 1/15/26	100,000	97,100
Moody’s Corp. 4.500%, 9/1/22	50,000	51,292
Morgan Stanley
2.800%, 6/16/20	140,000	138,961
5.750%, 1/25/21	250,000	261,208
2.625%, 11/17/21	250,000	243,797
2.750%, 5/19/22	200,000	194,461
4.875%, 11/1/22	100,000	103,194
3.125%, 1/23/23	100,000	97,590
3.750%, 2/25/23	100,000	99,863
4.100%, 5/22/23	100,000	100,079
3.700%, 10/23/24	150,000	147,497
3.875%, 1/27/26	200,000	194,604
3.125%, 7/27/26	150,000	138,374
3.625%, 1/20/27	100,000	94,914
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	100,000	95,016
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	150,000	143,313
Series F 3.875%, 4/29/24	100,000	99,531
Series J (ICE LIBOR USD 3 Month + 3.81%), 5.550%, 7/15/20 (k)(y)	700,000	679,875
Nasdaq, Inc. 3.850%, 6/30/26	150,000	144,542
S&P Global, Inc. 3.300%, 8/14/20	50,000	50,139
State Street Corp.
4.375%, 3/7/21	150,000	153,754
3.300%, 12/16/24	95,000	93,789
TD Ameritrade Holding Corp. 2.950%, 4/1/22	250,000	247,549
UBS AG 2.350%, 3/26/20	250,000	247,362

		9,309,136

Consumer Finance (0.6%)
AerCap Ireland Capital DAC
4.250%, 7/1/20	250,000	250,523
3.950%, 2/1/22	150,000	147,246
3.300%, 1/23/23	250,000	237,352
American Express Co.
2.650%, 12/2/22	212,000	204,913
3.400%, 2/27/23	250,000	247,743
3.625%, 12/5/24	150,000	145,794
American Honda Finance Corp. 2.450%, 9/24/20	250,000	247,492
Capital One Financial Corp.
2.500%, 5/12/20	100,000	98,602
4.750%, 7/15/21	100,000	102,694
3.500%, 6/15/23	200,000	195,709
4.200%, 10/29/25	2,200,000	2,096,139
3.750%, 7/28/26	150,000	137,456
Discover Financial Services 3.850%, 11/21/22	100,000	98,846
Ford Motor Credit Co. LLC
5.875%, 8/2/21	200,000	205,024
4.134%, 8/4/25	200,000	179,491
General Motors Financial Co., Inc.
3.700%, 11/24/20	165,000	163,756
4.000%, 1/15/25	250,000	234,335
5.250%, 3/1/26	150,000	147,403
4.350%, 1/17/27	200,000	183,490
HSBC USA, Inc. 2.350%, 3/5/20	500,000	494,984
John Deere Capital Corp.
2.050%, 3/10/20	100,000	98,868
2.800%, 3/6/23	250,000	243,911
Synchrony Financial
3.750%, 8/15/21	75,000	72,434
4.250%, 8/15/24	100,000	91,097
Toyota Motor Credit Corp.
2.150%, 3/12/20	180,000	178,147
2.750%, 5/17/21	250,000	247,930
2.150%, 9/8/22	150,000	143,835

		6,895,214

Diversified Financial Services (0.1%)
Berkshire Hathaway, Inc.
2.750%, 3/15/23	95,000	93,092
3.125%, 3/15/26	200,000	194,048
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20	283,000	272,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Jefferies Financial Group, Inc. 5.500%, 10/18/23	$100,000	$101,358
National Rural Utilities Cooperative Finance Corp.
3.400%, 2/7/28	150,000	147,884
Shell International Finance BV
2.375%, 8/21/22	250,000	240,644
3.400%, 8/12/23	100,000	100,869
3.250%, 5/11/25	140,000	138,074

		1,288,908

Insurance (0.4%)
Aflac, Inc. 3.250%, 3/17/25	150,000	146,028
Allstate Corp. (The) 3.150%, 6/15/23	100,000	99,272
American International Group, Inc.
3.375%, 8/15/20	150,000	149,998
3.300%, 3/1/21	55,000	54,817
3.900%, 4/1/26	200,000	191,598
Aon Corp. 5.000%, 9/30/20	50,000	51,403
Aon plc 3.875%, 12/15/25	150,000	147,901
Berkshire Hathaway Finance Corp.
4.250%, 1/15/21	100,000	102,519
Brighthouse Financial, Inc. 3.700%, 6/22/27	100,000	84,632
Chubb INA Holdings, Inc. 3.350%, 5/15/24	250,000	248,436
CNA Financial Corp. 5.875%, 8/15/20	100,000	103,660
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20	150,000	153,850
Lincoln National Corp. 4.850%, 6/24/21	50,000	51,801
Loews Corp. 3.750%, 4/1/26	150,000	147,853
Marsh & McLennan Cos., Inc.
4.800%, 7/15/21	150,000	155,323
3.500%, 6/3/24	150,000	147,599
MetLife, Inc. 3.600%, 4/10/24	250,000	250,990
Progressive Corp. (The) 3.750%, 8/23/21	50,000	50,586
Prudential Financial, Inc.
3.878%, 3/27/28	150,000	149,429
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	150,000	150,750
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	2,000,000	1,830,000
Reinsurance Group of America, Inc.
4.700%, 9/15/23	100,000	103,932

		4,572,377

Total Financials		64,931,656

Health Care (5.7%)
Biotechnology (0.3%)
AbbVie, Inc.
2.900%, 11/6/22	200,000	194,600
3.600%, 5/14/25	185,000	177,422
Amgen, Inc.
3.450%, 10/1/20	150,000	150,581
2.700%, 5/1/22	110,000	107,372
3.625%, 5/22/24	250,000	249,161
Biogen, Inc.
3.625%, 9/15/22	100,000	100,302
4.050%, 9/15/25	40,000	39,839
Celgene Corp.
3.950%, 10/15/20	100,000	100,898
3.875%, 8/15/25	250,000	240,686
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	103,127
3.250%, 9/1/22	40,000	39,855
2.500%, 9/1/23	250,000	240,778
3.700%, 4/1/24	100,000	99,742
Horizon Pharma USA, Inc. 6.625%, 5/1/23	1,000,000	957,500

		2,801,863

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories
2.550%, 3/15/22	175,000	170,421
3.750%, 11/30/26	141,000	139,218
Becton Dickinson and Co.
2.675%, 12/15/19	250,000	247,600
3.734%, 12/15/24	25,000	24,338
3.700%, 6/6/27	150,000	141,975
Boston Scientific Corp. 3.850%, 5/15/25	150,000	148,551
Mallinckrodt International Finance SA
4.875%, 4/15/20§	300,000	290,157
5.750%, 8/1/22 (x)§	5,000,000	4,312,500
5.625%, 10/15/23 (x)§	600,000	455,064
5.500%, 4/15/25§	1,000,000	686,875
Medtronic, Inc.
4.125%, 3/15/21	100,000	102,045
3.150%, 3/15/22	80,000	79,740
3.500%, 3/15/25	150,000	149,573
Stryker Corp. 3.375%, 5/15/24	150,000	148,667
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	200,000	195,829

		7,292,553

Health Care Providers & Services (3.0%)
Aetna, Inc.
2.750%, 11/15/22	150,000	143,477
3.500%, 11/15/24	150,000	144,837
AmerisourceBergen Corp. 3.400%, 5/15/24	150,000	145,959
Anthem, Inc.
3.125%, 5/15/22	150,000	147,823
3.350%, 12/1/24	150,000	145,040
Cardinal Health, Inc. 3.079%, 6/15/24	250,000	235,437
CHS/Community Health Systems, Inc.
6.250%, 3/31/23	5,000,000	4,544,000
Cigna Corp.
3.750%, 7/15/23§	2,050,000	2,042,916
4.375%, 10/15/28§	150,000	150,772
Cigna Holding Co. 4.500%, 3/15/21	150,000	153,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
CVS Health Corp.
3.500%, 7/20/22	$500,000	$494,668
4.100%, 3/25/25	750,000	745,410
4.300%, 3/25/28	1,400,000	1,367,261
5.050%, 3/25/48	400,000	389,563
DaVita, Inc. 5.125%, 7/15/24	1,100,000	1,031,250
Express Scripts Holding Co.
4.750%, 11/15/21	150,000	154,811
3.400%, 3/1/27	250,000	231,686
HCA, Inc.
7.500%, 2/15/22	3,200,000	3,391,936
5.875%, 5/1/23	1,500,000	1,515,000
Laboratory Corp. of America Holdings
3.200%, 2/1/22	75,000	74,426
McKesson Corp. 3.796%, 3/15/24	100,000	99,029
Medco Health Solutions, Inc. 4.125%, 9/15/20	100,000	101,119
Tenet Healthcare Corp.
8.125%, 4/1/22	5,000,000	5,005,000
6.750%, 6/15/23 (x)	5,000,000	4,687,500
5.125%, 5/1/25	5,800,000	5,379,500
UnitedHealth Group, Inc.
2.875%, 12/15/21	65,000	64,508
3.350%, 7/15/22	250,000	251,377
3.750%, 7/15/25	150,000	151,365

		32,988,948

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc. 3.875%, 7/15/23	100,000	100,422
Life Technologies Corp. 5.000%, 1/15/21	100,000	102,930
Thermo Fisher Scientific, Inc.
3.600%, 8/15/21	50,000	50,176
3.300%, 2/15/22	100,000	99,635

		353,163

Pharmaceuticals (1.7%)
Allergan Finance LLC 3.250%, 10/1/22	150,000	146,252
Allergan Funding SCS
3.450%, 3/15/22	250,000	245,931
3.800%, 3/15/25	2,150,000	2,099,082
AstraZeneca plc 3.375%, 11/16/25	200,000	192,956
Bausch Health Cos., Inc.
6.500%, 3/15/22§	600,000	602,250
5.875%, 5/15/23§	3,000,000	2,764,500
7.000%, 3/15/24§	900,000	906,750
6.125%, 4/15/25§	1,600,000	1,384,000
5.500%, 11/1/25§	3,000,000	2,775,000
Bayer US Finance II LLC 4.250%, 12/15/25§	2,000,000	1,936,413
Bristol-Myers Squibb Co. 2.000%, 8/1/22	100,000	96,190
Endo Dac 6.000%, 2/1/25 (e)§	2,000,000	1,435,000
Endo Finance LLC 5.750%, 1/15/22§	1,000,000	832,500
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	100,000	98,414
3.875%, 5/15/28	150,000	152,362
Johnson & Johnson
2.450%, 12/5/21	150,000	148,304
2.050%, 3/1/23	35,000	33,729
3.375%, 12/5/23	100,000	102,562
Merck & Co., Inc.
1.850%, 2/10/20	250,000	247,687
2.350%, 2/10/22	45,000	44,096
2.400%, 9/15/22	150,000	146,421
Mylan NV 3.950%, 6/15/26	1,900,000	1,713,700
Novartis Capital Corp. 3.400%, 5/6/24	100,000	100,496
Pfizer, Inc.
3.400%, 5/15/24	100,000	100,508
3.000%, 12/15/26	150,000	145,355
Sanofi 4.000%, 3/29/21	75,000	76,584
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	365,000	329,362
Zoetis, Inc. 3.250%, 2/1/23	150,000	147,790

		19,004,194

Total Health Care		62,440,721

Industrials (1.1%)
Aerospace & Defense (0.3%)
Embraer Netherlands Finance BV 5.400%, 2/1/27	150,000	154,875
General Dynamics Corp.
3.875%, 7/15/21	100,000	101,982
3.750%, 5/15/28	150,000	151,355
Harris Corp. 2.700%, 4/27/20	150,000	148,686
Lockheed Martin Corp. 3.550%, 1/15/26	150,000	149,122
Northrop Grumman Corp.
3.500%, 3/15/21	100,000	100,787
2.930%, 1/15/25	150,000	142,184
3.250%, 1/15/28	150,000	139,778
Precision Castparts Corp. 2.500%, 1/15/23	75,000	72,916
Textron, Inc. 4.300%, 3/1/24	100,000	101,318
United Technologies Corp.
3.100%, 6/1/22	50,000	49,145
2.800%, 5/4/24	250,000	237,021
3.950%, 8/16/25	1,750,000	1,745,216

		3,294,385

Air Freight & Logistics (0.1%)
FedEx Corp.
2.300%, 2/1/20	85,000	84,325
2.625%, 8/1/22	50,000	48,686
3.400%, 2/15/28	150,000	142,165
United Parcel Service, Inc. 3.125%, 1/15/21	200,000	201,470
XPO Logistics, Inc. 6.500%, 6/15/22§	925,000	918,063

		1,394,709

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Building Products (0.0%)
Masco Corp. 4.450%, 4/1/25	$100,000	$100,360

Commercial Services & Supplies (0.1%)
Republic Services, Inc. 5.250%, 11/15/21	100,000	105,806
West Corp. 8.500%, 10/15/25§	1,000,000	790,000

		895,806

Electrical Equipment (0.0%)
ABB Finance USA, Inc. 2.875%, 5/8/22	150,000	147,498
Eaton Corp. 2.750%, 11/2/22	150,000	145,271
Emerson Electric Co. 2.625%, 2/15/23	150,000	146,223

		438,992

Industrial Conglomerates (0.1%)
General Electric Co.
4.625%, 1/7/21	101,000	101,147
3.150%, 9/7/22	100,000	94,435
2.700%, 10/9/22	250,000	231,680
3.100%, 1/9/23	150,000	139,725
Honeywell International, Inc. 1.850%, 11/1/21	250,000	241,641
Ingersoll-Rand Luxembourg Finance SA
2.625%, 5/1/20	250,000	247,806
Roper Technologies, Inc. 3.125%, 11/15/22	100,000	98,618

		1,155,052

Machinery (0.1%)
Caterpillar, Inc. 2.600%, 6/26/22	100,000	97,440
Deere & Co. 2.600%, 6/8/22	100,000	97,887
Flowserve Corp. 4.000%, 11/15/23	100,000	99,543
Illinois Tool Works, Inc. 3.500%, 3/1/24	150,000	151,776
Stanley Black & Decker, Inc. 2.900%, 11/1/22	100,000	97,906

		544,552

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC
3.750%, 4/1/24	25,000	25,494
3.400%, 9/1/24	250,000	250,276
CSX Corp. 3.350%, 11/1/25	250,000	240,896
Ryder System, Inc. 2.500%, 5/11/20	65,000	64,248
Union Pacific Corp. 3.250%, 8/15/25	150,000	146,092

		727,006

Trading Companies & Distributors (0.3%)
Air Lease Corp.
3.875%, 4/1/21	150,000	150,185
3.250%, 3/1/25	150,000	138,416
Aircastle Ltd. 4.125%, 5/1/24	100,000	94,098
United Rentals North America, Inc.
5.750%, 11/15/24	1,975,000	1,893,531
4.875%, 1/15/28	750,000	655,313

		2,931,543

Total Industrials		11,482,405

Information Technology (0.9%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
4.450%, 1/15/20	250,000	253,629
3.625%, 3/4/24	150,000	152,993
Juniper Networks, Inc. 4.600%, 3/15/21	50,000	51,009
Motorola Solutions, Inc. 3.500%, 9/1/21	250,000	247,178

		704,809

IT Services (0.1%)
Broadridge Financial Solutions, Inc.
3.400%, 6/27/26	55,000	52,047
DXC Technology Co. 4.450%, 9/18/22	100,000	101,722
Fidelity National Information Services, Inc.
3.500%, 4/15/23	100,000	98,847
5.000%, 10/15/25	200,000	208,231
Fiserv, Inc. 4.750%, 6/15/21	100,000	102,864
IBM Credit LLC 3.000%, 2/6/23	250,000	243,465
International Business Machines Corp.
3.375%, 8/1/23	150,000	147,935
3.450%, 2/19/26	150,000	145,875
Mastercard, Inc. 3.375%, 4/1/24	50,000	50,410
Visa, Inc.
2.200%, 12/14/20	350,000	346,056
2.800%, 12/14/22	115,000	113,399
2.750%, 9/15/27	150,000	141,225

		1,752,076

Semiconductors & Semiconductor Equipment (0.1%)
Applied Materials, Inc. 4.300%, 6/15/21	100,000	102,801
Broadcom Corp. 3.875%, 1/15/27	350,000	313,623
Intel Corp.
3.300%, 10/1/21	100,000	100,994
2.700%, 12/15/22	150,000	146,593
3.150%, 5/11/27 (x)	150,000	145,836
KLA-Tencor Corp. 4.125%, 11/1/21	135,000	137,192
Lam Research Corp. 3.800%, 3/15/25	60,000	59,635
QUALCOMM, Inc.
2.600%, 1/30/23	250,000	240,032
3.450%, 5/20/25	150,000	143,937
Texas Instruments, Inc. 1.750%, 5/1/20	150,000	147,633

		1,538,276

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Software (0.2%)
Adobe, Inc. 3.250%, 2/1/25	$200,000	$197,014
Microsoft Corp.
4.000%, 2/8/21 (x)	150,000	153,842
2.375%, 2/12/22	145,000	143,028
2.650%, 11/3/22	110,000	108,983
2.000%, 8/8/23	135,000	129,267
2.400%, 8/8/26	250,000	232,855
3.300%, 2/6/27	250,000	247,520
Oracle Corp.
2.500%, 5/15/22	150,000	146,659
2.500%, 10/15/22	200,000	194,229
2.400%, 9/15/23	150,000	143,994
2.650%, 7/15/26	250,000	232,254
VMware, Inc. 2.950%, 8/21/22	150,000	142,538

		2,072,183

Technology Hardware, Storage & Peripherals (0.4%)
Apple, Inc.
2.250%, 2/23/21	500,000	494,136
2.150%, 2/9/22	150,000	146,273
2.850%, 2/23/23	110,000	108,578
3.000%, 2/9/24	150,000	147,777
3.450%, 5/6/24	250,000	250,873
3.200%, 5/13/25	115,000	112,770
3.350%, 2/9/27	250,000	244,548
3.000%, 11/13/27	200,000	189,826
Dell International LLC
5.450%, 6/15/23§	1,800,000	1,828,425
6.020%, 6/15/26§	95,000	95,429
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	150,000	151,616
HP, Inc. 4.050%, 9/15/22 (x)	200,000	202,504
Seagate HDD Cayman
4.750%, 6/1/23	75,000	70,651
4.875%, 6/1/27	100,000	85,607

		4,129,013

Total Information Technology		10,196,357

Materials (1.1%)
Chemicals (0.6%)
Albemarle Corp. 4.150%, 12/1/24	200,000	202,007
Dow Chemical Co. (The) 3.000%, 11/15/22	150,000	145,511
DowDuPont, Inc. 4.493%, 11/15/25	3,000,000	3,079,694
Eastman Chemical Co.
2.700%, 1/15/20	78,000	77,351
3.600%, 8/15/22	100,000	99,418
LyondellBasell Industries NV 6.000%, 11/15/21	200,000	211,360
Nutrien Ltd.
3.150%, 10/1/22	50,000	48,588
3.375%, 3/15/25	150,000	141,302
Sherwin-Williams Co. (The) 3.450%, 6/1/27	250,000	232,557
Syngenta Finance NV 4.441%, 4/24/23§	1,800,000	1,726,200

		5,963,988

Containers & Packaging (0.3%)
BWAY Holding Co.
5.500%, 4/15/24§	2,000,000	1,882,500
7.250%, 4/15/25§	1,700,000	1,525,750
International Paper Co.
4.750%, 2/15/22	57,000	59,288
3.650%, 6/15/24	150,000	150,584

		3,618,122

Metals & Mining (0.2%)
FMG Resources August 2006 Pty. Ltd.
5.125%, 5/15/24 (x)§	2,200,000	2,046,000
Newmont Mining Corp. 3.500%, 3/15/22	100,000	98,862
Vale Overseas Ltd.
4.375%, 1/11/22	48,000	48,600
6.250%, 8/10/26	150,000	162,000

		2,355,462

Total Materials		11,937,572

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
Alexandria Real Estate Equities, Inc. (REIT)
3.950%, 1/15/28	150,000	144,225
American Tower Corp. (REIT)
5.050%, 9/1/20	75,000	76,852
3.500%, 1/31/23	150,000	147,361
3.550%, 7/15/27	150,000	140,337
AvalonBay Communities, Inc. (REIT)
2.950%, 9/15/22	100,000	98,457
Boston Properties LP (REIT)
5.625%, 11/15/20	70,000	72,721
3.850%, 2/1/23	100,000	100,021
3.200%, 1/15/25	250,000	238,427
Brixmor Operating Partnership LP (REIT)
3.650%, 6/15/24	150,000	146,061
Crown Castle International Corp. (REIT)
4.450%, 2/15/26	250,000	249,327
Equinix, Inc. (REIT) 5.375%, 5/15/27	2,000,000	1,962,500
ERP Operating LP (REIT) 4.625%, 12/15/21	150,000	155,577
Essex Portfolio LP (REIT) 3.875%, 5/1/24	250,000	250,905
HCP, Inc. (REIT) 3.875%, 8/15/24	150,000	146,865
Hospitality Properties Trust (REIT)
5.250%, 2/15/26	100,000	100,154
Iron Mountain, Inc. (REIT) 5.750%, 8/15/24	2,000,000	1,900,000
Kimco Realty Corp. (REIT) 2.800%, 10/1/26	150,000	135,281
Liberty Property LP (REIT) 4.125%, 6/15/22	100,000	102,119
National Retail Properties, Inc. (REIT)
3.900%, 6/15/24	250,000	249,376
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	150,000	150,127

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Realty Income Corp. (REIT) 3.250%, 10/15/22	$150,000	$148,082
Simon Property Group LP (REIT) 3.500%, 9/1/25	150,000	147,392
SITE Centers Corp. (REIT) 4.250%, 2/1/26	100,000	97,771
Ventas Realty LP (REIT) 4.250%, 3/1/22	100,000	101,941
Welltower, Inc. (REIT) 4.000%, 6/1/25	150,000	148,451
WP Carey, Inc. (REIT) 4.250%, 10/1/26	100,000	97,385

		7,307,715

Total Real Estate		7,307,715

Utilities (1.0%)
Electric Utilities (0.3%)
Arizona Public Service Co. 3.150%, 5/15/25	150,000	147,333
Commonwealth Edison Co.
3.400%, 9/1/21	100,000	100,529
2.550%, 6/15/26	150,000	141,732
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	150,000	145,997
DTE Electric Co. 3.450%, 10/1/20	100,000	100,423
Duke Energy Corp. 3.150%, 8/15/27 (x)	200,000	186,082
Duke Energy Indiana LLC 3.750%, 7/15/20	100,000	100,959
Entergy Corp. 5.125%, 9/15/20	50,000	50,967
Entergy Louisiana LLC 2.400%, 10/1/26	150,000	137,966
FirstEnergy Corp.
Series B 3.900%, 7/15/27	150,000	145,074
Florida Power & Light Co. 3.250%, 6/1/24	150,000	150,074
Indiana Michigan Power Co. 3.850%, 5/15/28	150,000	150,648
LG&E & KU Energy LLC 3.750%, 11/15/20	100,000	100,796
Northern States Power Co. 2.150%, 8/15/22	100,000	96,331
Pacific Gas & Electric Co.
3.500%, 10/1/20 (x)	100,000	95,741
3.750%, 2/15/24	100,000	87,823
PPL Capital Funding, Inc.
4.200%, 6/15/22	75,000	75,436
3.950%, 3/15/24	100,000	98,834
Progress Energy, Inc. 4.400%, 1/15/21	100,000	101,723
Public Service Electric & Gas Co. 3.650%, 9/1/28	50,000	50,363
Southern California Edison Co. 3.875%, 6/1/21	50,000	50,352
Southern Co. (The)
2.750%, 6/15/20	150,000	148,238
3.250%, 7/1/26	250,000	233,289
Virginia Electric & Power Co.
Series A 3.100%, 5/15/25	200,000	194,874
Wisconsin Electric Power Co. 2.950%, 9/15/21	50,000	49,758
Xcel Energy, Inc.
4.700%, 5/15/20	100,000	101,472
4.000%, 6/15/28	25,000	25,241

		3,068,055

Gas Utilities (0.0%)
Dominion Energy Gas Holdings LLC
3.600%, 12/15/24	150,000	148,736

Independent Power and Renewable Electricity Producers (0.6%)
Calpine Corp.
5.375%, 1/15/23	3,000,000	2,812,500
5.750%, 1/15/25 (x)	2,000,000	1,830,000
Vistra Energy Corp. 7.375%, 11/1/22	2,000,000	2,065,000

		6,707,500

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	250,000	254,632
Consumers Energy Co.
2.850%, 5/15/22	50,000	49,594
3.375%, 8/15/23	100,000	100,599
Puget Energy, Inc. 3.650%, 5/15/25	150,000	145,287
San Diego Gas & Electric Co.
Series NNN 3.600%, 9/1/23	150,000	151,564
Sempra Energy 3.550%, 6/15/24	250,000	244,767

		946,443

Total Utilities		10,870,734

Total Corporate Bonds		290,680,742

Foreign Government Securities (0.7%)
Export Development Canada 1.625%, 1/17/20	500,000	494,574
Export-Import Bank of Korea
1.875%, 10/21/21	250,000	240,769
4.000%, 1/14/24	250,000	255,276
FMS Wertmanagement AoeR 1.750%, 1/24/20	250,000	247,590
Japan Bank for International Cooperation
1.500%, 7/21/21	500,000	482,620
3.375%, 10/31/23	200,000	202,629
2.750%, 1/21/26	250,000	243,671
Province of British Columbia 2.000%, 10/23/22	200,000	194,484
Province of Manitoba 2.125%, 6/22/26	250,000	234,541
Province of Ontario
2.400%, 2/8/22	350,000	345,209
2.450%, 6/29/22	150,000	147,763
Province of Quebec
2.750%, 8/25/21 (x)	200,000	199,985
2.625%, 2/13/23	200,000	198,696
2.875%, 10/16/24	100,000	99,639
Republic of Chile 3.125%, 1/21/26 (x)	200,000	193,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Republic of Colombia
4.000%, 2/26/24	$200,000	$197,450
3.875%, 4/25/27	250,000	238,562
Republic of Hungary 6.375%, 3/29/21	500,000	527,380
Republic of Indonesia 4.100%, 4/24/28	200,000	193,750
Republic of Italy 6.875%, 9/27/23	100,000	108,887
Republic of Panama 4.000%, 9/22/24	200,000	201,650
Republic of Philippines
6.500%, 1/20/20	250,000	258,399
10.625%, 3/16/25	150,000	207,025
Republic of Poland
5.000%, 3/23/22	150,000	157,688
4.000%, 1/22/24	100,000	102,278
Republic of Uruguay 4.500%, 8/14/24 (x)	250,000	255,313
Svensk Exportkredit AB 1.750%, 5/18/20	500,000	493,383
United Mexican States
4.000%, 10/2/23	250,000	248,937
4.125%, 1/21/26	250,000	244,063

Total Foreign Government Securities		7,215,711

Loan Participations (2.2%)
Communication Services (0.2%)
Diversified Telecommunication Services (0.1%)
Securus Technologies Holdings, Inc.
(ICE LIBOR USD 1 Month + 4.50%), 7.022%, 11/1/24 (k)	588,712	566,636
(ICE LIBOR USD 1 Month + 8.25%), 10.772%, 11/1/25 (k)	700,000	672,000

		1,238,636

Media (0.1%)
iHeartCommunications, Inc. (ICE LIBOR USD 1 Month + 7.50%), 9.845%, 7/30/19 (h)(k)	816,818	541,141

Total Communication Services		1,779,777

Consumer Discretionary (0.9%)
Hotels, Restaurants & Leisure (0.4%)
24 Hour Fitness Worldwide, Inc. (ICE LIBOR USD 1 Month + 3.50%), 6.022%, 5/30/25 (k)	1,990,000	1,943,981
Stars Group Holdings BV (ICE LIBOR USD 3 Month + 3.50%), 6.303%, 7/10/25 (k)	2,487,500	2,405,323

		4,349,304

Multiline Retail (0.4%)
Belk, Inc. (ICE LIBOR USD 3 Month + 4.75%), 7.365%, 12/12/22 (k)	4,849,266	3,896,385

Specialty Retail (0.1%)
PetSmart, Inc. (ICE LIBOR USD 1 Month + 3.00%), 5.380%, 3/11/22 (k)	1,989,691	1,565,887

Total Consumer Discretionary		9,811,576

Health Care (0.3%)
Pharmaceuticals (0.3%)
Amneal Pharmaceuticals LLC (ICE LIBOR USD 1 Month + 3.50%), 6.063%, 3/21/25 (k)	2,984,307	2,812,709

Total Health Care		2,812,709

Industrials (0.1%)
Commercial Services & Supplies (0.0%)
West Corp. (ICE LIBOR USD 3 Month + 4.00%), 6.527%, 10/10/24 (k)	873,065	797,217

Electrical Equipment (0.1%)
Cortes NP Acquisition Corp. (ICE LIBOR USD 3 Month + 4.00%), 6.707%, 11/30/23 (k)	902,586	816,841

Total Industrials		1,614,058

Information Technology (0.4%)
IT Services (0.3%)
Micro Holding Corp
(ICE LIBOR USD 1 Month + 3.75%), 6.254%, 9/13/24 (k)	2,175,470	2,064,885
(ICE LIBOR USD 1 Month + 7.50%), 10.004%, 9/15/25 (k)	1,000,000	910,000

		2,974,885

Software (0.1%)
Misys Ltd. (ICE LIBOR USD 3 Month + 3.50%), 6.303%, 6/13/24 (k)	1,877,093	1,745,696

Total Information Technology		4,720,581

Utilities (0.3%)
Independent Power and Renewable Electricity Producers (0.3%)
Talen Energy Supply LLC
(ICE LIBOR USD 1 Month + 4.00%), 6.522%, 7/15/23 (k)	982,500	966,534
(ICE LIBOR USD 1 Month + 4.00%), 6.522%, 4/15/24 (k)	1,955,000	1,920,788

		2,887,322

Total Utilities		2,887,322

Total Loan Participations		23,626,023

Municipal Bonds (0.0%)
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM (Zero Coupon), 2/15/20	50,000	48,000
State of California Federally Taxable General Obligation Bonds Various Purpose 3.375%, 4/1/25	75,000	75,404

Total Municipal Bonds		123,404

Supranational (0.6%)
Asian Development Bank
1.750%, 1/10/20	200,000	198,178
1.625%, 3/16/21 (x)	500,000	489,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.375%, 8/10/27	$150,000	$144,411
2.500%, 11/2/27	200,000	194,640
2.750%, 1/19/28 (x)	100,000	99,169
Council of Europe Development Bank
1.625%, 3/10/20	500,000	494,118
European Bank for Reconstruction & Development
2.125%, 3/7/22	350,000	343,846
European Investment Bank
1.625%, 3/16/20	500,000	493,885
4.000%, 2/16/21	200,000	205,406
2.375%, 5/13/21	750,000	744,977
2.875%, 12/15/21 (x)	250,000	251,610
2.125%, 4/13/26	500,000	477,358
2.375%, 5/24/27	200,000	192,761
Inter-American Development Bank
3.875%, 2/14/20	150,000	151,913
2.625%, 4/19/21	250,000	249,841
3.000%, 10/4/23	250,000	253,126
2.375%, 7/7/27	150,000	144,705
International Bank for Reconstruction & Development
1.625%, 3/9/21	250,000	244,703
2.250%, 6/24/21	500,000	495,589
2.000%, 1/26/22	500,000	490,586
2.125%, 2/13/23 (x)	200,000	195,743
3.000%, 9/27/23	200,000	202,754
1.875%, 10/27/26 (x)	150,000	140,672

Total Supranational		6,899,295

U.S. Government Agency Securities (0.5%)
FFCB 2.850%, 9/20/21	945,000	951,656
FHLB
2.375%, 3/30/20	300,000	299,195
1.375%, 9/28/20	300,000	293,950
5.375%, 8/15/24	300,000	340,904
3.125%, 6/13/25	375,000	382,597
3.250%, 11/16/28	65,000	66,139
FHLMC
1.125%, 8/12/21	758,000	731,970
2.375%, 1/13/22	1,850,000	1,842,162
FNMA
2.375%, 1/19/23 (x)	500,000	495,565
2.625%, 9/6/24 (x)	500,000	498,748

Total U.S. Government Agency Securities		5,902,886

U.S. Treasury Obligations (19.6%)
U.S. Treasury Bonds
8.500%, 2/15/20	192,000	204,332
7.125%, 2/15/23	1,800,000	2,121,961
7.625%, 2/15/25	1,600,000	2,054,417
6.000%, 2/15/26	500,000	609,687
6.500%, 11/15/26	1,300,000	1,655,977
6.375%, 8/15/27	1,000,000	1,284,349
6.125%, 11/15/27	1,500,000	1,905,410
5.500%, 8/15/28	1,250,000	1,544,043
U.S. Treasury Notes
1.000%, 6/30/19	3,000,000	2,977,734
1.125%, 12/31/19	1,500,000	1,477,803
1.625%, 12/31/19	1,000,000	990,084
3.625%, 2/15/20	995,000	1,005,727
1.250%, 2/29/20	4,000,000	3,938,307
1.375%, 2/29/20	800,000	788,865
2.250%, 2/29/20	3,000,000	2,987,832
1.125%, 3/31/20	2,200,000	2,161,629
1.375%, 3/31/20	1,500,000	1,477,930
2.250%, 3/31/20	10,000,000	9,958,333
1.500%, 4/15/20	3,000,000	2,959,883
1.375%, 4/30/20	800,000	787,651
3.500%, 5/15/20	3,450,000	3,491,845
1.375%, 5/31/20	450,000	442,682
2.500%, 5/31/20	13,000,000	12,987,474
1.625%, 6/30/20	400,000	394,589
2.500%, 6/30/20	10,000,000	9,991,862
2.000%, 7/31/20	500,000	495,837
2.625%, 8/15/20	1,325,000	1,326,751
1.375%, 8/31/20	1,100,000	1,079,282
1.375%, 9/30/20	1,500,000	1,470,459
2.000%, 9/30/20	1,100,000	1,090,246
1.375%, 10/31/20	1,700,000	1,665,502
1.625%, 11/30/20	1,100,000	1,081,853
1.750%, 12/31/20	3,500,000	3,450,622
3.625%, 2/15/21	2,300,000	2,353,217
1.125%, 2/28/21	1,000,000	971,276
2.000%, 2/28/21	2,000,000	1,979,141
1.250%, 3/31/21	1,000,000	973,607
2.375%, 4/15/21	1,000,000	997,539
3.125%, 5/15/21	3,500,000	3,552,272
1.375%, 5/31/21	1,700,000	1,656,460
1.125%, 6/30/21	1,300,000	1,258,139
2.125%, 6/30/21	800,000	793,396
2.250%, 7/31/21	980,400	974,975
2.125%, 8/15/21	800,000	792,635
1.125%, 9/30/21	1,500,000	1,446,679
2.125%, 9/30/21	1,000,000	990,430
1.250%, 10/31/21	700,000	676,621
2.000%, 11/15/21	3,000,000	2,961,211
1.750%, 11/30/21	1,500,000	1,469,785
1.875%, 11/30/21	2,000,000	1,967,162
2.000%, 12/31/21	1,000,000	986,328
2.125%, 12/31/21	750,000	742,598
1.500%, 1/31/22	600,000	582,859
1.750%, 2/28/22	400,000	391,281
1.875%, 2/28/22	2,200,000	2,159,953
1.875%, 3/31/22	500,000	490,586
1.750%, 4/30/22	1,000,000	976,810
1.875%, 4/30/22	1,300,000	1,275,032
1.750%, 5/15/22	800,000	781,167
1.750%, 5/31/22	300,000	292,871
1.750%, 6/30/22	1,300,000	1,268,448
2.125%, 6/30/22	2,800,000	2,766,714
1.875%, 7/31/22	3,500,000	3,427,402
2.000%, 7/31/22	1,100,000	1,081,810
1.625%, 8/31/22	1,800,000	1,745,930
1.875%, 8/31/22	3,000,000	2,935,664
1.750%, 9/30/22	3,500,000	3,407,396
1.875%, 9/30/22	600,000	586,953
2.000%, 11/30/22	3,500,000	3,436,654
2.125%, 12/31/22	1,500,000	1,478,945
1.750%, 1/31/23	200,000	194,219
2.375%, 1/31/23	1,000,000	995,455
1.500%, 2/28/23	800,000	768,583
1.500%, 3/31/23	700,000	672,046
2.500%, 3/31/23	2,000,000	2,000,312
2.750%, 4/30/23	5,000,000	5,051,823
1.750%, 5/15/23	2,000,000	1,938,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
1.625%, 5/31/23	$1,000,000	$963,424
2.750%, 5/31/23	7,500,000	7,582,715
2.750%, 7/31/23	2,000,000	2,021,458
2.500%, 8/15/23	500,000	499,870
1.375%, 8/31/23	500,000	475,293
2.750%, 8/31/23	3,000,000	3,033,828
1.375%, 9/30/23	1,000,000	949,375
2.750%, 11/15/23	650,000	657,160
2.125%, 11/30/23	1,400,000	1,374,789
2.750%, 2/15/24	1,200,000	1,212,891
2.500%, 5/15/24	3,500,000	3,493,802
2.000%, 6/30/24	800,000	777,979
2.125%, 7/31/24	1,000,000	978,281
2.375%, 8/15/24	2,500,000	2,477,442
2.250%, 11/15/24	1,800,000	1,769,297
2.250%, 12/31/24	500,000	491,263
2.000%, 2/15/25	3,290,000	3,182,647
2.750%, 2/28/25	1,000,000	1,010,143
2.125%, 5/15/25	1,000,000	973,138
2.875%, 5/31/25	5,000,000	5,086,133
2.000%, 8/15/25	800,000	771,323
2.750%, 8/31/25	500,000	504,928
2.250%, 11/15/25	1,800,000	1,760,437
1.625%, 2/15/26	3,800,000	3,557,255
1.625%, 5/15/26	2,400,000	2,241,094
1.500%, 8/15/26	1,850,000	1,706,601
2.000%, 11/15/26	200,000	190,911
2.250%, 2/15/27	1,500,000	1,456,699
2.375%, 5/15/27	2,700,000	2,643,469
2.250%, 8/15/27	2,100,000	2,032,379
2.250%, 11/15/27	3,600,000	3,477,516
2.750%, 2/15/28	1,500,000	1,507,773
2.875%, 5/15/28	500,000	507,663
2.875%, 8/15/28	1,600,000	1,624,646

Total U.S. Treasury Obligations		213,105,141

Total Long-Term Debt Securities (50.9%) (Cost $573,304,480)		554,075,747

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.9%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	61,220	1,747,219
BCE, Inc.	50,000	1,975,168
CenturyLink, Inc.	7,956	120,533
Verizon Communications, Inc.	174,757	9,824,839

		13,667,759

Entertainment (0.3%)
Activision Blizzard, Inc.	6,422	299,073
Electronic Arts, Inc.*	2,551	201,299
Netflix, Inc.*	3,668	981,777
Take-Two Interactive Software, Inc.*	953	98,102
Twenty-First Century Fox, Inc., Class A	8,891	427,835
Twenty-First Century Fox, Inc., Class B	4,077	194,799
Viacom, Inc., Class B	2,924	75,147
Walt Disney Co. (The)	12,522	1,373,037

		3,651,069

Interactive Media & Services (0.8%)
Alphabet, Inc., Class A*	2,515	2,628,074
Alphabet, Inc., Class C*	2,577	2,668,767
Facebook, Inc., Class A*	20,209	2,649,198
TripAdvisor, Inc.*	862	46,496
Twitter, Inc.*	6,026	173,187

		8,165,722

Media (0.5%)
CBS Corp. (Non-Voting), Class B	2,782	121,629
Charter Communications, Inc., Class A*	1,494	425,745
Comcast Corp., Class A	138,253	4,707,515
Discovery, Inc., Class A (x)*	1,318	32,607
Discovery, Inc., Class C*	3,110	71,779
DISH Network Corp., Class A*	1,888	47,143
Interpublic Group of Cos., Inc. (The)	3,223	66,491
News Corp., Class A	3,341	37,921
News Corp., Class B	855	9,875
Omnicom Group, Inc.	1,885	138,057

		5,658,762

Total Communication Services		31,143,312

Consumer Discretionary (3.4%)
Auto Components (0.0%)
Aptiv plc	2,203	135,639
BorgWarner, Inc.	1,780	61,837
Goodyear Tire & Rubber Co. (The)	2,039	41,616

		239,092

Automobiles (1.2%)
Daimler AG (Registered)	59,500	3,128,311
Ford Motor Co.	550,331	4,210,032
General Motors Co.	174,403	5,833,781
Harley-Davidson, Inc.	1,393	47,529

		13,219,653

Distributors (0.0%)
Genuine Parts Co.	1,212	116,376
LKQ Corp.*	2,746	65,163

		181,539

Diversified Consumer Services (0.0%)
H&R Block, Inc.	1,679	42,596

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	3,379	166,585
Chipotle Mexican Grill, Inc.*	206	88,949
Darden Restaurants, Inc.	1,024	102,257
Hilton Worldwide Holdings, Inc.	2,496	179,213
Marriott International, Inc., Class A	2,382	258,590
McDonald’s Corp.	6,493	1,152,962
MGM Resorts International	4,221	102,401

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Norwegian Cruise Line Holdings Ltd.*	1,850	$78,421
Royal Caribbean Cruises Ltd.	1,419	138,764
Starbucks Corp.	10,414	670,662
Wynn Resorts Ltd.	818	80,908
Yum! Brands, Inc.	2,623	241,106

		3,260,818

Household Durables (0.1%)
DR Horton, Inc.	2,833	98,192
Garmin Ltd.	1,012	64,080
Leggett & Platt, Inc.	1,094	39,209
Lennar Corp., Class A	2,442	95,604
Mohawk Industries, Inc.*	524	61,287
Newell Brands, Inc.	3,638	67,630
PulteGroup, Inc.	2,247	58,400
Whirlpool Corp.	538	57,496

		541,898

Internet & Direct Marketing Retail (0.6%)
Amazon.com, Inc.*	3,455	5,189,306
Booking Holdings, Inc.*	390	671,744
eBay, Inc.*	7,613	213,697
Expedia Group, Inc.	997	112,312

		6,187,059

Leisure Products (0.0%)
Hasbro, Inc.	997	81,006
Mattel, Inc. (x)*	2,677	26,743

		107,749

Multiline Retail (0.7%)
Dollar General Corp.	2,222	240,154
Dollar Tree, Inc.*	2,002	180,821
Kohl’s Corp.	1,395	92,544
Macy’s, Inc.	2,523	75,135
Nordstrom, Inc. (x)	964	44,932
Target Corp.	104,389	6,899,069

		7,532,655

Specialty Retail (0.4%)
Advance Auto Parts, Inc.	612	96,366
AutoZone, Inc.*	212	177,728
Best Buy Co., Inc.	2,025	107,244
CarMax, Inc.*	1,432	89,829
Foot Locker, Inc.	984	52,349
Gap, Inc. (The)	1,803	46,445
Home Depot, Inc. (The)	9,576	1,645,348
L Brands, Inc.	1,921	49,312
Lowe’s Cos., Inc.	6,754	623,800
O’Reilly Automotive, Inc.*	674	232,079
Ross Stores, Inc.	3,141	261,331
Tiffany & Co.	912	73,425
TJX Cos., Inc. (The)	10,410	465,743
Tractor Supply Co.	1,039	86,694
Ulta Beauty, Inc.*	474	116,054

		4,123,747

Textiles, Apparel & Luxury Goods (0.1%)
Hanesbrands, Inc.	3,028	37,941
Michael Kors Holdings Ltd.*	1,261	47,817
NIKE, Inc., Class B	10,717	794,558
PVH Corp.	643	59,767
Ralph Lauren Corp.	454	46,971
Tapestry, Inc.	2,481	83,734
Under Armour, Inc., Class A (x)*	1,578	27,883
Under Armour, Inc., Class C*	1,611	26,050
VF Corp.	2,720	194,045

		1,318,766

Total Consumer Discretionary		36,755,572

Consumer Staples (3.0%)
Beverages (1.4%)
Anheuser-Busch InBev SA/NV (ADR)	45,000	2,961,450
Brown-Forman Corp., Class B	1,411	67,135
Coca-Cola Co. (The)	107,047	5,068,675
Constellation Brands, Inc., Class A	1,401	225,309
Molson Coors Brewing Co., Class B	1,576	88,508
Monster Beverage Corp.*	3,308	162,820
PepsiCo, Inc.	61,826	6,830,537

		15,404,434

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.	3,678	749,245
Kroger Co. (The)	6,712	184,580
Sysco Corp.	4,056	254,149
Walgreens Boots Alliance, Inc.	6,762	462,048
Walmart, Inc.	11,983	1,116,216

		2,766,238

Food Products (0.2%)
Archer-Daniels-Midland Co.	4,757	194,894
Campbell Soup Co. (x)	1,593	52,553
Conagra Brands, Inc.	4,085	87,256
General Mills, Inc.	5,069	197,387
Hershey Co. (The)	1,168	125,186
Hormel Foods Corp. (x)	2,293	97,865
JM Smucker Co. (The)	941	87,974
Kellogg Co.	2,143	122,173
Kraft Heinz Co. (The)	5,205	224,023
Lamb Weston Holdings, Inc.	1,229	90,405
McCormick & Co., Inc. (Non-Voting)	1,024	142,582
Mondelez International, Inc., Class A	12,238	489,887
Tyson Foods, Inc., Class A	2,466	131,685

		2,043,870

Household Products (0.7%)
Church & Dwight Co., Inc.	2,070	136,123
Clorox Co. (The)	1,068	164,622
Colgate-Palmolive Co.	7,276	433,068
Kimberly-Clark Corp.	2,914	332,021
Procter & Gamble Co. (The)	73,357	6,742,975

		7,808,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Personal Products (0.0%)
Coty, Inc., Class A	3,915	$25,682
Estee Lauder Cos., Inc. (The), Class A	1,850	240,685

		266,367

Tobacco (0.4%)
Altria Group, Inc.	15,806	780,658
Philip Morris International, Inc.	57,521	3,840,102

		4,620,760

Total Consumer Staples		32,910,478

Energy (3.6%)
Energy Equipment & Services (0.5%)
Baker Hughes a GE Co.	93,318	2,006,337
Halliburton Co.	62,358	1,657,476
Helmerich & Payne, Inc.	891	42,714
National Oilwell Varco, Inc.	3,290	84,553
Schlumberger Ltd.	36,648	1,322,260
TechnipFMC plc	3,635	71,173

		5,184,513

Oil, Gas & Consumable Fuels (3.1%)
Anadarko Petroleum Corp.	29,242	1,281,969
Apache Corp.	3,169	83,186
BP plc (ADR)	75,000	2,844,000
Cabot Oil & Gas Corp.	3,562	79,611
Chevron Corp.	56,073	6,100,182
Cimarex Energy Co.	794	48,950
Concho Resources, Inc.*	1,676	172,276
ConocoPhillips	9,710	605,419
Devon Energy Corp.	3,938	88,763
Diamondback Energy, Inc.	1,272	117,914
EOG Resources, Inc.	4,852	423,143
Exxon Mobil Corp.	95,436	6,507,781
Hess Corp.	2,048	82,944
HollyFrontier Corp.	1,357	69,370
Kinder Morgan, Inc.	15,920	244,850
Marathon Oil Corp.	6,992	100,265
Marathon Petroleum Corp.	5,811	342,907
Newfield Exploration Co.*	1,538	22,547
Noble Energy, Inc.	4,041	75,809
Occidental Petroleum Corp.	46,351	2,845,024
ONEOK, Inc.	3,429	184,995
Phillips 66	3,575	307,986
Pioneer Natural Resources Co.	1,449	190,572
Royal Dutch Shell plc (ADR), Class A	110,000	6,409,700
TransCanada Corp. (x)	40,000	1,428,000
Valero Energy Corp.	3,577	268,168
Williams Cos., Inc. (The)	135,122	2,979,440

		33,905,771

Total Energy		39,090,284

Financials (4.9%)
Banks (3.1%)
Bank of America Corp.	251,774	6,203,711
Barclays plc	1,000,000	1,918,223
BB&T Corp.	6,482	280,800
Citigroup, Inc.	20,542	1,069,416
Citizens Financial Group, Inc.	3,923	116,631
Comerica, Inc.	1,360	93,418
Fifth Third Bancorp	5,447	128,168
First Republic Bank	1,376	119,574
Huntington Bancshares, Inc.	9,372	111,714
JPMorgan Chase & Co.	87,972	8,587,827
KeyCorp	8,610	127,256
M&T Bank Corp.	1,181	169,037
People’s United Financial, Inc.	3,164	45,657
PNC Financial Services Group, Inc. (The)‡	3,858	451,039
Regions Financial Corp.	8,697	116,366
SunTrust Banks, Inc.	3,779	190,613
SVB Financial Group*	448	85,084
US Bancorp	12,817	585,737
Wells Fargo & Co.	288,836	13,309,563
Zions Bancorp NA	1,653	67,343

		33,777,177

Capital Markets (0.6%)
Affiliated Managers Group, Inc.	461	44,920
Ameriprise Financial, Inc.	1,185	123,678
Bank of New York Mellon Corp. (The)	7,700	362,439
BlackRock, Inc.‡	1,023	401,855
Cboe Global Markets, Inc.	940	91,960
Charles Schwab Corp. (The)	10,129	420,657
CME Group, Inc.	3,009	566,053
E*TRADE Financial Corp.	2,151	94,386
Franklin Resources, Inc.	2,511	74,476
Goldman Sachs Group, Inc. (The)	2,910	486,116
Intercontinental Exchange, Inc.	4,766	359,023
Invesco Ltd.	3,372	56,447
Moody’s Corp.	1,402	196,336
Morgan Stanley	38,997	1,546,231
MSCI, Inc.	747	110,130
Nasdaq, Inc.	961	78,389
Northern Trust Corp.	1,869	156,230
Raymond James Financial, Inc.	1,085	80,735
S&P Global, Inc.	2,113	359,083
State Street Corp.	3,176	200,310
T. Rowe Price Group, Inc.	2,024	186,856

		5,996,310

Consumer Finance (0.1%)
American Express Co.	5,910	563,341
Capital One Financial Corp.	4,004	302,662
Discover Financial Services	2,826	166,678
Synchrony Financial	5,703	133,792

		1,166,473

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	16,364	3,341,202
Jefferies Financial Group, Inc.	2,337	40,570

		3,381,772

Insurance (0.8%)
Aflac, Inc.	6,367	290,081
Allstate Corp. (The)	2,894	239,131

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
American International Group, Inc.	7,450	$293,605
Aon plc	2,029	294,935
Arthur J Gallagher & Co.	1,545	113,867
Assurant, Inc.	435	38,906
Brighthouse Financial, Inc.*	1,003	30,571
Chubb Ltd.	3,891	502,639
Cincinnati Financial Corp.	1,273	98,556
Everest Re Group Ltd.	340	74,038
Hartford Financial Services Group, Inc. (The)	3,018	134,150
Lincoln National Corp.	1,815	93,128
Loews Corp.	2,327	105,925
Marsh & McLennan Cos., Inc.	4,229	337,263
MetLife, Inc.	126,080	5,176,845
Principal Financial Group, Inc.	2,226	98,322
Progressive Corp. (The)	4,905	295,919
Prudential Financial, Inc.	3,452	281,511
Torchmark Corp.	863	64,319
Travelers Cos., Inc. (The)	2,228	266,803
Unum Group	1,863	54,735
Willis Towers Watson plc	1,094	166,135

		9,051,384

Total Financials		53,373,116

Health Care (5.4%)
Biotechnology (0.4%)
AbbVie, Inc.	12,653	1,166,480
Alexion Pharmaceuticals, Inc.*	1,877	182,745
Amgen, Inc.	5,360	1,043,431
Biogen, Inc.*	1,695	510,059
Celgene Corp.*	5,886	377,234
Gilead Sciences, Inc.	10,881	680,606
Incyte Corp.*	1,451	92,269
Regeneron Pharmaceuticals, Inc.*	654	244,269
Vertex Pharmaceuticals, Inc.*	2,136	353,957

		4,651,050

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	14,774	1,068,603
ABIOMED, Inc.*	376	122,215
Align Technology, Inc.*	615	128,800
Baxter International, Inc.	4,159	273,745
Becton Dickinson and Co.	2,250	506,970
Boston Scientific Corp.*	11,640	411,358
Cooper Cos., Inc. (The)	405	103,073
Danaher Corp.	5,186	534,780
Dentsply Sirona, Inc.	1,901	70,736
Edwards Lifesciences Corp.*	1,759	269,426
Hologic, Inc.*	2,283	93,831
IDEXX Laboratories, Inc.*	722	134,307
Intuitive Surgical, Inc.*	961	460,242
Medtronic plc	69,797	6,348,735
ResMed, Inc.	1,199	136,530
Stryker Corp.	2,598	407,237
Varian Medical Systems, Inc.*	759	86,002
Zimmer Biomet Holdings, Inc.	1,725	178,917

		11,335,507

Health Care Providers & Services (0.5%)
AmerisourceBergen Corp.	1,337	99,473
Anthem, Inc.	2,175	571,220
Cardinal Health, Inc.	2,506	111,768
Centene Corp.*	1,709	197,048
Cigna Corp.	3,182	604,325
CVS Health Corp.	10,854	711,154
DaVita, Inc.*	1,062	54,651
HCA Healthcare, Inc.	2,259	281,133
Henry Schein, Inc.*	1,299	101,997
Humana, Inc.	1,156	331,171
Laboratory Corp. of America Holdings*	843	106,521
McKesson Corp.	1,643	181,502
Quest Diagnostics, Inc.	1,128	93,929
UnitedHealth Group, Inc.	8,092	2,015,879
Universal Health Services, Inc., Class B	725	84,506
WellCare Health Plans, Inc.*	421	99,394

		5,645,671

Health Care Technology (0.0%)
Cerner Corp.*	2,754	144,420

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	2,666	179,848
Illumina, Inc.*	1,234	370,114
IQVIA Holdings, Inc.*	1,348	156,597
Mettler-Toledo International, Inc.*	212	119,903
PerkinElmer, Inc.	915	71,873
Thermo Fisher Scientific, Inc.	3,377	755,739
Waters Corp.*	626	118,095

		1,772,169

Pharmaceuticals (3.3%)
Allergan plc	2,671	357,006
AstraZeneca plc	95,100	7,112,098
Bristol-Myers Squibb Co.	13,723	713,321
Eli Lilly & Co.	7,930	917,660
Johnson & Johnson	47,522	6,132,714
Merck & Co., Inc.	141,873	10,840,516
Mylan NV*	4,269	116,971
Nektar Therapeutics*	1,444	47,464
Perrigo Co. plc	1,051	40,726
Pfizer, Inc.	208,623	9,106,394
Zoetis, Inc.	4,039	345,496

		35,730,366

Total Health Care		59,279,183

Industrials (2.1%)
Aerospace & Defense (0.4%)
Arconic, Inc.	3,512	59,212
Boeing Co. (The)	4,442	1,432,545
General Dynamics Corp.	2,332	366,614
Harris Corp.	988	133,034
Huntington Ingalls Industries, Inc.	352	66,989
L3 Technologies, Inc.	662	114,963
Lockheed Martin Corp.	2,086	546,198
Northrop Grumman Corp.	1,461	357,799
Raytheon Co.	2,396	367,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Textron, Inc.	2,044	$94,004
TransDigm Group, Inc.*	401	136,364
United Technologies Corp.	6,827	726,939

		4,402,088

Air Freight & Logistics (0.2%)
Ceva Logistics AG*	25,202	767,095
CH Robinson Worldwide, Inc.	1,154	97,040
Expeditors International of Washington, Inc.	1,472	100,229
FedEx Corp.	2,021	326,048
United Parcel Service, Inc., Class B	5,848	570,355

		1,860,767

Airlines (0.1%)
Alaska Air Group, Inc.	1,019	62,006
American Airlines Group, Inc.	3,448	110,715
Delta Air Lines, Inc.	5,222	260,578
Southwest Airlines Co.	4,257	197,866
United Continental Holdings, Inc.*	1,895	158,668

		789,833

Building Products (0.0%)
Allegion plc	787	62,732
AO Smith Corp.	1,210	51,667
Fortune Brands Home & Security, Inc.	1,174	44,600
Johnson Controls International plc	7,833	232,249
Masco Corp.	2,610	76,316

		467,564

Commercial Services & Supplies (0.1%)
Cintas Corp.	728	122,297
Copart, Inc.*	1,682	80,366
Republic Services, Inc.	1,794	129,329
Rollins, Inc.	1,233	44,511
Waste Management, Inc.	3,307	294,290

		670,793

Construction & Engineering (0.0%)
Fluor Corp.	1,159	37,320
Jacobs Engineering Group, Inc.	991	57,934
Quanta Services, Inc.	1,282	38,588

		133,842

Electrical Equipment (0.1%)
AMETEK, Inc.	1,991	134,791
Eaton Corp. plc	3,650	250,609
Emerson Electric Co.	5,238	312,970
Rockwell Automation, Inc.	1,015	152,737

		851,107

Industrial Conglomerates (0.5%)
3M Co.	19,910	3,793,651
General Electric Co.	72,820	551,248
Honeywell International, Inc.	6,235	823,768
Roper Technologies, Inc.	869	231,606

		5,400,273

Machinery (0.5%)
Caterpillar, Inc.	4,975	632,173
Cummins, Inc.	21,250	2,839,850
Deere & Co.	2,706	403,654
Dover Corp.	1,221	86,630
Flowserve Corp.	1,083	41,176
Fortive Corp.	2,472	167,255
Illinois Tool Works, Inc.	2,582	327,114
Ingersoll-Rand plc	2,070	188,846
PACCAR, Inc.	2,913	166,449
Parker-Hannifin Corp.	1,104	164,650
Pentair plc	1,369	51,721
Snap-on, Inc.	472	68,577
Stanley Black & Decker, Inc.	1,269	151,950
Xylem, Inc.	1,490	99,413

		5,389,458

Professional Services (0.0%)
Equifax, Inc.	995	92,664
IHS Markit Ltd.*	3,002	144,006
Nielsen Holdings plc	2,999	69,967
Robert Half International, Inc.	1,038	59,374
Verisk Analytics, Inc.*	1,379	150,366

		516,377

Road & Rail (0.2%)
CSX Corp.	6,748	419,253
JB Hunt Transport Services, Inc.	759	70,617
Kansas City Southern	858	81,896
Norfolk Southern Corp.	2,291	342,596
Union Pacific Corp.	6,189	855,506

		1,769,868

Trading Companies & Distributors (0.0%)
Fastenal Co.	2,382	124,555
United Rentals, Inc.*	700	71,771
WW Grainger, Inc.	381	107,579

		303,905

Total Industrials		22,555,875

Information Technology (6.3%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	432	91,022
Cisco Systems, Inc.	37,818	1,638,654
F5 Networks, Inc.*	515	83,445
Juniper Networks, Inc.	2,903	78,120
Motorola Solutions, Inc.	1,391	160,021

		2,051,262

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	2,530	204,981
Corning, Inc.	6,747	203,827
FLIR Systems, Inc.	1,150	50,071
IPG Photonics Corp.*	311	35,233
Keysight Technologies, Inc.*	1,569	97,403
TE Connectivity Ltd.	2,914	220,386

		811,901

IT Services (0.9%)
Accenture plc, Class A	5,362	756,095
Akamai Technologies, Inc.*	1,402	85,634

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Alliance Data Systems Corp.	398	$59,732
Automatic Data Processing, Inc.	3,674	481,735
Broadridge Financial Solutions, Inc.	983	94,614
Cognizant Technology Solutions Corp., Class A	4,871	309,211
DXC Technology Co.	2,363	125,641
Fidelity National Information Services, Inc.	2,763	283,346
Fiserv, Inc.*	3,352	246,338
FleetCor Technologies, Inc.*	747	138,733
Gartner, Inc.*	751	96,008
Global Payments, Inc.	1,318	135,925
International Business Machines Corp.	20,240	2,300,681
Jack Henry & Associates, Inc.	646	81,732
Mastercard, Inc., Class A	7,643	1,441,852
Paychex, Inc.	2,688	175,123
PayPal Holdings, Inc.*	9,907	833,080
Total System Services, Inc.	1,386	112,668
VeriSign, Inc.*	898	133,164
Visa, Inc., Class A	14,781	1,950,205
Western Union Co. (The)	3,820	65,169

		9,906,686

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc.*	7,398	136,567
Analog Devices, Inc.	43,113	3,700,389
Applied Materials, Inc.	48,227	1,578,952
Broadcom, Inc.	3,478	884,386
Intel Corp.	158,391	7,433,290
KLA-Tencor Corp.	1,299	116,248
Lam Research Corp.	11,319	1,541,308
Maxim Integrated Products, Inc.	2,330	118,480
Microchip Technology, Inc. (x)	31,996	2,301,152
Micron Technology, Inc.*	9,799	310,922
NVIDIA Corp.	5,131	684,989
Qorvo, Inc.*	1,054	64,009
QUALCOMM, Inc.	10,174	579,002
Skyworks Solutions, Inc.	1,493	100,061
Texas Instruments, Inc.	68,080	6,433,560
Xilinx, Inc.	2,128	181,242

		26,164,557

Software (1.6%)
Adobe, Inc.*	4,106	928,941
ANSYS, Inc.*	703	100,487
Autodesk, Inc.*	1,858	238,957
Cadence Design Systems, Inc.*	2,339	101,700
Citrix Systems, Inc.	1,073	109,940
Fortinet, Inc.*	1,203	84,727
Intuit, Inc.	2,183	429,724
Microsoft Corp.	132,113	13,418,717
Oracle Corp.	21,435	967,790
Red Hat, Inc.*	1,487	261,177
salesforce.com, Inc.*	6,435	881,402
Symantec Corp.	5,374	101,542
Synopsys, Inc.*	1,242	104,626

		17,729,730

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	72,921	11,502,559
Hewlett Packard Enterprise Co.	11,970	158,124
HP, Inc.	13,245	270,993
NetApp, Inc.	2,119	126,441
Seagate Technology plc	2,187	84,396
Western Digital Corp.	2,416	89,319
Xerox Corp.	1,744	34,461

		12,266,293

Total Information Technology		68,930,429

Materials (2.0%)
Chemicals (1.4%)
Air Products & Chemicals, Inc.	1,842	294,812
Albemarle Corp.	916	70,596
BASF SE	93,000	6,435,656
Celanese Corp.	1,124	101,126
CF Industries Holdings, Inc.	1,934	84,148
DowDuPont, Inc.	109,308	5,845,792
Eastman Chemical Co.	1,191	87,074
Ecolab, Inc.	2,114	311,498
FMC Corp.	1,113	82,318
International Flavors & Fragrances, Inc.	847	113,727
Linde plc	4,635	723,245
LyondellBasell Industries NV, Class A	2,646	220,041
Mosaic Co. (The)	2,983	87,134
PPG Industries, Inc.	1,995	203,949
Sherwin-Williams Co. (The)	696	273,848

		14,934,964

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	520	89,372
Vulcan Materials Co.	1,096	108,285

		197,657

Containers & Packaging (0.0%)
Avery Dennison Corp.	732	65,755
Ball Corp.	2,899	133,296
International Paper Co.	3,421	138,072
Packaging Corp. of America	781	65,182
Sealed Air Corp.	1,370	47,731
Westrock Co.	2,110	79,674

		529,710

Metals & Mining (0.6%)
Freeport-McMoRan, Inc.	12,128	125,040
Newmont Mining Corp.	4,419	153,118
Nucor Corp.	2,636	136,571
Rio Tinto plc (ADR) (x)	125,000	6,060,000

		6,474,729

Total Materials		22,137,060

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	906	104,407
American Tower Corp. (REIT)	3,711	587,043

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Apartment Investment & Management Co. (REIT), Class A	1,305	$57,263
AvalonBay Communities, Inc. (REIT)	1,163	202,420
Boston Properties, Inc. (REIT)	1,279	143,951
Crown Castle International Corp. (REIT)	3,485	378,576
Digital Realty Trust, Inc. (REIT)	1,752	186,676
Duke Realty Corp. (REIT)	2,962	76,716
Equinix, Inc. (REIT)	676	238,331
Equity Residential (REIT)	3,136	207,007
Essex Property Trust, Inc. (REIT)	547	134,130
Extra Space Storage, Inc. (REIT)	1,044	94,461
Federal Realty Investment Trust (REIT)	602	71,060
HCP, Inc. (REIT)	4,016	112,167
Host Hotels & Resorts, Inc. (REIT)	246,147	4,103,271
Iron Mountain, Inc. (REIT)	2,344	75,969
Kimco Realty Corp. (REIT)	3,531	51,729
Macerich Co. (The) (REIT)	874	37,827
Mid-America Apartment Communities, Inc. (REIT)	942	90,149
Prologis, Inc. (REIT)	5,295	310,922
Public Storage (REIT)	1,270	257,061
Realty Income Corp. (REIT)	2,482	156,465
Regency Centers Corp. (REIT)	1,418	83,208
SBA Communications Corp. (REIT)*	953	154,281
Simon Property Group, Inc. (REIT)	2,602	437,110
SL Green Realty Corp. (REIT)	694	54,882
UDR, Inc. (REIT)	2,318	91,839
Ventas, Inc. (REIT)	2,998	175,653
Vornado Realty Trust (REIT)	1,429	88,641
Welltower, Inc. (REIT)	3,161	219,405
Weyerhaeuser Co. (REIT)	6,302	137,762

		9,120,382

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	2,645	105,906

Total Real Estate		9,226,288

Utilities (3.7%)
Electric Utilities (1.9%)
Alliant Energy Corp.	1,933	81,669
American Electric Power Co., Inc.	4,082	305,089
Duke Energy Corp.	68,087	5,875,908
Edison International	2,741	155,607
Entergy Corp.	1,495	128,675
Evergy, Inc.	2,251	127,789
Eversource Energy	2,623	170,600
Exelon Corp.	8,105	365,536
FirstEnergy Corp.	4,068	152,753
NextEra Energy, Inc.	4,020	698,756
PG&E Corp.*	4,269	101,389
Pinnacle West Capital Corp.	927	78,980
PPL Corp.	5,956	168,733
Southern Co. (The)	228,555	10,038,136
Xcel Energy, Inc.	49,341	2,431,031

		20,880,651

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	5,427	78,475
NRG Energy, Inc.	2,494	98,762

		177,237

Multi-Utilities (1.8%)
Ameren Corp.	2,012	131,243
CenterPoint Energy, Inc.	4,216	119,018
CMS Energy Corp.	2,341	116,231
Consolidated Edison, Inc.	2,644	202,160
Dominion Energy, Inc.	133,797	9,561,133
DTE Energy Co.	1,490	164,347
NiSource, Inc.	3,064	77,672
Public Service Enterprise Group, Inc.	4,252	221,316
SCANA Corp.	1,165	55,664
Sempra Energy	77,289	8,361,897
WEC Energy Group, Inc.	2,622	181,600

		19,192,281

Water Utilities (0.0%)
American Water Works Co., Inc.	1,519	137,880

Total Utilities		40,388,049

Total Common Stock (38.2%) (Cost $295,107,758)		415,789,646

SHORT-TERM INVESTMENTS:
Investment Company (4.6%)
JPMorgan Prime Money Market Fund, IM Shares	49,965,067	49,970,064

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.3%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $4,902,534, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $5,166,001. (xx)	$4,900,000	4,900,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $5,427,783, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $5,535,460. (xx)	5,426,918	5,426,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $4,002,014, collateralized by various Common Stocks; total market value $4,453,288. (xx)	$4,000,000	$4,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $7,003,280, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $7,140,000. (xx)	7,000,000	7,000,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $7,000,984, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $7,668,331. (xx)	7,000,000	7,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $8,003,982, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $8,763,807. (xx)	8,000,000	8,000,000

Total Repurchase Agreements		36,326,918

Total Short-Term Investments (7.9%) (Cost $86,305,265)		86,296,982

Total Investments in Securities (97.0%) (Cost $954,717,503)		1,056,162,375
Other Assets Less Liabilities (3.0%)		32,257,796

Net Assets (100%)		$1,088,420,171

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $58,613,420 or 5.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $38,540,637. This was collateralized by $3,017,794 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.125%, maturing 1/3/19 - 2/15/48 and by cash of $36,326,918 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.

Glossary:

ADR	— American Depositary Receipt
AGM	— Insured by Assured Guaranty Municipal Corp.
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	1,023	607,205	—	(88,708)	50,638	(167,280)	401,855	12,754	—
PNC Bank NA 3.250%, 1/22/28	250,000	—	240,634	—	—	(700)	239,934	3,250	—
PNC Financial Services Group, Inc. (The)	3,858	652,335	—	(103,485)	74,992	(172,803)	451,039	13,720	—
PNC Financial Services Group, Inc. (The) 5.125%, 2/8/20	100,000	105,548	—	(1,148)	—	(2,307)	102,093	5,125	—
PNC Financial Services Group, Inc. (The) 3.900%, 4/29,24	250,000	262,555	—	(352)	—	(14,863)	247,340	9,750	—

Total		1,627,643	240,634	(193,693)	125,630	(357,953)	1,442,261	44,599	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	183	3/2019	USD	22,922,580	(578,685)

					(578,685)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Security	$—	$135,492	$—	$135,492
Common Stocks
Communication Services	31,143,312	—	—	31,143,312
Consumer Discretionary	33,627,261	3,128,311	—	36,755,572
Consumer Staples	32,910,478	—	—	32,910,478
Energy	39,090,284	—	—	39,090,284
Financials	51,454,893	1,918,223	—	53,373,116
Health Care	52,167,085	7,112,098	—	59,279,183
Industrials	21,788,780	767,095	—	22,555,875
Information Technology	68,930,429	—	—	68,930,429
Materials	15,701,404	6,435,656	—	22,137,060
Real Estate	9,226,288	—	—	9,226,288
Utilities	40,388,049	—	—	40,388,049
Convertible Bonds
Energy	—	2,006,221	—	2,006,221
Health Care	—	4,380,832	—	4,380,832
Corporate Bonds
Communication Services	—	42,703,053	—	42,703,053
Consumer Discretionary	—	13,224,987	—	13,224,987
Consumer Staples	—	12,110,332	—	12,110,332
Energy	—	43,475,210	—	43,475,210
Financials	—	64,931,656	—	64,931,656
Health Care	—	62,440,721	—	62,440,721
Industrials	—	11,482,405	—	11,482,405
Information Technology	—	10,196,357	—	10,196,357
Materials	—	11,937,572	—	11,937,572
Real Estate	—	7,307,715	—	7,307,715
Utilities	—	10,870,734	—	10,870,734
Foreign Government Securities	—	7,215,711	—	7,215,711

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Loan Participations
Communication Services	$—	$1,779,777	$—	$1,779,777
Consumer Discretionary	—	9,811,576	—	9,811,576
Health Care	—	2,812,709	—	2,812,709
Industrials	—	1,614,058	—	1,614,058
Information Technology	—	4,720,581	—	4,720,581
Utilities	—	2,887,322	—	2,887,322
Municipal Bonds	—	123,404	—	123,404
Short-Term Investments
Investment Company	49,970,064	—	—	49,970,064
Repurchase Agreements	—	36,326,918	—	36,326,918
Supranational	—	6,899,295	—	6,899,295
U.S. Government Agency Securities	—	5,902,886	—	5,902,886
U.S. Treasury Obligations	—	213,105,141	—	213,105,141

Total Assets	$446,398,327	$609,764,048	$—	$1,056,162,375

Liabilities:
Futures	$(578,685)	$—	$—	$(578,685)

Total Liabilities	$(578,685)	$—	$—	$(578,685)

Total	$445,819,642	$609,764,048	$—	$1,055,583,690

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(578,685	)*

Total		$(578,685)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Interest rate contracts	$247	$247
Equity contracts	(9,580,945)	(9,580,945)

Total	$(9,580,698)	$(9,580,698)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,858,198)	$(1,858,198)

Total	$(1,858,198)	$(1,858,198)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $111,190,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$218,673,845
Long-term U.S. government debt securities	95,944,861

$314,618,706

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$334,941,398
Long-term U.S. government debt securities	52,981,187

$387,922,585

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$150,572,730
Aggregate gross unrealized depreciation	(49,229,284)

Net unrealized appreciation	$101,343,446

Federal income tax cost of investments in securities and derivative instruments, if applicable	$954,240,244

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $954,456)	$1,442,261
Unaffiliated Issuers (Cost $917,436,129)	1,018,393,196
Repurchase Agreements (Cost $36,326,918)	36,326,918
Cash	63,874,496
Cash held as collateral at broker for futures	727,400
Dividends, interest and other receivables	6,279,301
Receivable for securities sold	1,535,545
Due from broker for futures variation margin	137,315
Receivable for Portfolio shares sold	49,649
Securities lending income receivable	45,706
Other assets	5,266

Total assets	1,128,817,053

LIABILITIES
Payable for return of collateral on securities loaned	36,326,918
Payable for securities purchased	1,996,356
Payable for Portfolio shares redeemed	973,763
Investment management fees payable	613,597
Distribution fees payable – Class IB	157,945
Administrative fees payable	116,795
Unrealized depreciation on unfunded commitments	42,000
Distribution fees payable – Class IA	2,692
Trustees’ fees payable	692
Accrued expenses	166,124

Total liabilities	40,396,882

NET ASSETS	$1,088,420,171

Net assets were comprised of:
Paid in capital	$1,027,094,491
Total distributable earnings (loss)	61,325,680

Net assets	$1,088,420,171

Class IA
Net asset value, offering and redemption price per share, $4,256,126 / 422,026 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.08

Class IB
Net asset value, offering and redemption price per share, $726,830,666 / 72,066,037 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.09

Class K
Net asset value, offering and redemption price per share, $357,333,379 / 35,450,865 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.08

(x)	Includes value of securities on loan of $38,540,637.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest ($18,125 of interest income received from affiliates)	$25,772,556
Dividends ($26,474 of dividend income received from affiliates) (net of $152,449 foreign withholding tax)	16,389,312
Securities lending (net)	722,908

Total income	42,884,776

EXPENSES
Investment management fees	7,879,886
Distribution fees – Class IB	2,027,851
Administrative fees	1,488,741
Printing and mailing expenses	100,147
Professional fees	74,916
Custodian fees	73,000
Distribution fees – Class IA	40,343
Trustees’ fees	30,310
Miscellaneous	65,043

Total expenses	11,780,237

NET INVESTMENT INCOME (LOSS)	31,104,539

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($125,630 of realized gain (loss) from affiliates)	42,991,640
Futures contracts	(9,580,698)
Foreign currency transactions	9,902

Net realized gain (loss)	33,420,844

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(357,953) of change in unrealized appreciation (depreciation) from affiliates)	(110,597,270)
Futures contracts	(1,858,198)
Foreign currency translations	(13,445)
Unfunded commitments	(42,000)

Net change in unrealized appreciation (depreciation)	(112,510,913)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(79,090,069)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,985,530)

See Notes to Financial Statements.

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AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,104,539	$33,010,831
Net realized gain (loss)	33,420,844	57,733,806
Net change in unrealized appreciation (depreciation)	(112,510,913)	32,530,718

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,985,530)	123,275,355

Distributions to shareholders: (a)
Class IA	(1,091,154)	(119,803)
Class IB	(52,510,801)	(21,617,488)
Class K	(26,562,074)	(11,491,352)

Total distributions to shareholders	(80,164,029)	(33,228,643)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 81,496 and 1,113,653 shares, respectively ]	924,559	12,596,696
Capital shares issued in reinvestment of dividends [ 105,080 and 10,649 shares, respectively ]	1,091,154	119,803
Capital shares repurchased [ (1,220,272) and (80,765) shares, respectively ]	(12,338,487)	(897,284)

Total Class IA transactions	(10,322,774)	11,819,215

Class IB
Capital shares sold [ 2,543,213 and 4,681,135 shares, respectively ]	28,630,544	51,590,626
Capital shares issued in reinvestment of dividends [ 5,055,619 and 1,921,072 shares, respectively ]	52,510,801	21,617,488
Capital shares repurchased [ (11,776,609) and (11,663,277) shares, respectively ]	(132,882,684)	(129,262,517)

Total Class IB transactions	(51,741,339)	(56,054,403)

Class K
Capital shares sold [ 1,061,848 and 2,326,853 shares, respectively ]	11,675,299	25,689,776
Capital shares issued in reinvestment of dividends [ 2,559,162 and 1,021,824 shares, respectively ]	26,562,074	11,491,352
Capital shares repurchased [ (5,045,571) and (4,077,042) shares, respectively ]	(57,178,273)	(45,449,136)

Total Class K transactions	(18,940,900)	(8,268,008)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(81,005,013)	(52,503,196)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(209,154,572)	37,543,516
NET ASSETS:
Beginning of year	1,297,574,743	1,260,031,227

End of year (b)	$1,088,420,171	$1,297,574,743

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $119,803, $21,617,488 and $11,491,352 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $310,183 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.32	$10.56	$9.80	$10.36	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.27	0.26	0.23	0.24
Net realized and unrealized gain (loss)	(0.74)	0.78	0.76	(0.54)	0.38

Total from investment operations	(0.46)	1.05	1.02	(0.31)	0.62

Less distributions:
Dividends from net investment income	(0.34)	(0.29)	(0.26)	(0.25)	(0.24)
Distributions from net realized gains	(0.44)	—	—	—	—

Total dividends and distributions	(0.78)	(0.29)	(0.26)	(0.25)	(0.24)

Net asset value, end of year	$10.08	$11.32	$10.56	$9.80	$10.36

Total return	(4.29)%	9.97%	10.43%	(3.01)%	6.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,256	$16,485	$4,353	$3,657	$3,905
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.04%	1.04%	1.03%	1.04%
Before waivers and reimbursements (f)	1.04%	1.04%	1.05%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.45%	2.47%	2.49%	2.27%	2.31%
Before waivers and reimbursements (f)	2.45%	2.47%	2.49%	2.27%	2.31%
Portfolio turnover rate^	30%	21%	24%	27%	25%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.33	$10.56	$9.80	$10.36	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.28	0.26	0.23	0.24
Net realized and unrealized gain (loss)	(0.74)	0.78	0.76	(0.54)	0.38

Total from investment operations	(0.46)	1.06	1.02	(0.31)	0.62

Less distributions:
Dividends from net investment income	(0.34)	(0.29)	(0.26)	(0.25)	(0.24)
Distributions from net realized gains	(0.44)	—	—	—	—

Total dividends and distributions	(0.78)	(0.29)	(0.26)	(0.25)	(0.24)

Net asset value, end of year	$10.09	$11.33	$10.56	$9.80	$10.36

Total return	(4.29)%	10.07%	10.43%	(3.01)%	6.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$726,831	$863,610	$858,742	$833,107	$971,028
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.04%	1.04%	1.03%	1.04%
Before waivers and reimbursements (f)	1.04%	1.04%	1.05%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.45%	2.49%	2.50%	2.27%	2.32%
Before waivers and reimbursements (f)	2.45%	2.49%	2.49%	2.27%	2.32%
Portfolio turnover rate^	30%	21%	24%	27%	25%

See Notes to Financial Statements.

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AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.32	$10.56	$9.80	$10.36	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.30	0.28	0.26	0.27
Net realized and unrealized gain (loss)	(0.74)	0.78	0.77	(0.55)	0.38

Total from investment operations	(0.43)	1.08	1.05	(0.29)	0.65

Less distributions:
Dividends from net investment income	(0.37)	(0.32)	(0.29)	(0.27)	(0.27)
Distributions from net realized gains	(0.44)	—	—	—	—

Total dividends and distributions	(0.81)	(0.32)	(0.29)	(0.27)	(0.27)

Net asset value, end of year	$10.08	$11.32	$10.56	$9.80	$10.36

Total return	(4.05)%	10.23%	10.72%	(2.76)%	6.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$357,333	$417,480	$396,937	$431,785	$481,055
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.79%	0.79%	0.79%	0.78%	0.79%
Before waivers and reimbursements (f)	0.79%	0.79%	0.80%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.70%	2.74%	2.75%	2.52%	2.58%
Before waivers and reimbursements (f)	2.70%	2.74%	2.75%	2.52%	2.58%
Portfolio turnover rate^	30%	21%	24%	27%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(12.86)%	3.03%	10.40%
Portfolio – Class IB Shares	(12.83)	3.03	10.31
Portfolio – Class K Shares*	(12.61)	3.29	10.07
Volatility Managed Index – Small Cap Value	(12.66)	3.78	9.26
Russell 2000® Value Index	(12.86)	3.61	10.40

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.83)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Value and the Russell 2000® Value Index, which returned (12.66)% and (12.86)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Zebra Technologies is a leader in the automatic identification and data capture market. Shares of Zebra Technologies rose during the year, as the company reported an acceleration in year-over-year organic revenue growth, improved its gross profit margins, and made substantial progress on reducing and refinancing its debt. These positive developments helped increase the company’s earnings power.

•

Shares of Esterline Technologies, an aerospace and defense component supplier, jumped on reports in July 2018 that it was exploring a possible sale. The aerospace industry has been undergoing a consolidation phase fueled by a combination of likely increases in U.S. defense spending, growing passenger air traffic and increased industry competitiveness. In August, the company posted improved results for its fiscal third quarter, including 20% operating margins in its materials business.

•

Shares of Brinker, a casual dining restaurant company, rose in the first half of 2018 on signs of further improvement in sales as a healthier labor market and U.S. income tax cuts resulted in greater levels of consumer confidence. In the case of Brinker more specifically, a revamped menu and focus on driving increased traffic through quality and value offerings helped to improve same-store sales trends to the highest levels since 2015. In late October, Brinker reported solid quarterly earnings driven in part by menu changes that boosted customer traffic, which helped push its stock price higher in November.

What hurt performance during the year:

•	Astec Industries, a leading manufacturer of road paving and mining equipment, saw its shares negatively impacted by declining orders and a substantial charge related to its wood pellet business.

•

Shares of First Horizon, a regional bank with a footprint in the southeastern U.S., declined due to weaker-than-expected operational results tied to lower interest rate spread income and challenging fixed income capital markets conditions. While some of the operational challenges likely resulted from the integration of Capital Bank, which it acquired in late 2017, the banking industry is facing a more challenging interest-rate spread outlook. Interest rates for customer deposits and competition between banks have risen, while the yield curve has flattened, hurting net interest margins. Consequently, bank stocks, including First Horizon, have been under pressure from lower earnings growth expectations and a corresponding decline in valuation levels.

•

LCI Industries (formerly, Drew Industries) is a leading manufacturer of original equipment and replacement components for recreational vehicles (RVs), manufactured homes and watercraft. The stock price declined as an increase in RV dealer inventories was expected to cause a reduction in RV production rates, in order to better match supply and demand. In

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

addition, an increase in interest rates negatively impacted investor sentiment. LCI has spent several years diversifying its business away from sole reliance on RVs, which has helped to mitigate an otherwise more negative impact.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

As we enter 2019, the consensus view is for slower but modest U.S. economic and small-cap corporate earnings growth. However, downside risks to the U.S. economic outlook appear to have risen, credit spreads have widened, investor sentiment has turned more cautious, and the general level of financial market volatility has been on the rise. In our view, prudent stock pickers with a disciplined approach may fare well in 2019.

Policy events are likely to have considerable influence, for better or worse, on economic growth, financial market performance and investor sentiment. We will be closely monitoring U.S.-China trade tensions, political discord in Washington D.C. and the path of monetary policy by the Federal Reserve. Such uncertainties are why we stick to a disciplined approach of investing in companies with strong balance sheets, as it can help reduce potential downside risk.

The agreement between the U.S. and China to delay additional tariffs while both sides discuss a new trade deal is a positive step, in our view. If talks fail, however, a larger proportion of small companies, due to their generally greater domestic focus, would likely not feel the direct impact of additional tariffs as sharply as multinational companies. We have seen some disruptions to global supply chains, and further tariffs could hurt financial markets, corporate earnings and economic growth.

Market valuations fell to more attractive levels in the fourth quarter. We used this period of turbulence to seek out stocks of companies with strong corporate fundamentals and valuations whose risk/reward profiles turned more favorable as they became caught up in the broad selloff. Recently, we have been finding these more within economically sensitive industries.

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	19.2%
Industrials	16.8
Information Technology	13.0
Health Care	8.2
Consumer Discretionary	8.2
Real Estate	6.2
Investment Company	5.7
Materials	5.5
Utilities	3.9
Consumer Staples	3.5
Repurchase Agreements	3.2
Energy	3.0
Communication Services	1.4
Cash and Other	2.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$832.10	$5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	832.40	5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	833.60	3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.4%)
Diversified Telecommunication Services (0.2%)
ATN International, Inc.	549	$39,270
Cincinnati Bell, Inc.*	2,558	19,901
Cogent Communications Holdings, Inc.	2,339	105,746
Consolidated Communications Holdings, Inc. (x)	3,980	39,323
Frontier Communications Corp. (x)	5,786	13,771
Intelsat SA*	3,118	66,694
Iridium Communications, Inc.*	5,423	100,054
Ooma, Inc.*	1,056	14,657
ORBCOMM, Inc.*	4,108	33,932
pdvWireless, Inc.*	511	19,106
Vonage Holdings Corp.*	12,495	109,081
Windstream Holdings, Inc. (x)*	2,319	4,847

		566,382

Entertainment (0.3%)
AMC Entertainment Holdings, Inc., Class A (x)	2,911	35,747
Eros International plc*	1,983	16,439
Glu Mobile, Inc.*	6,183	49,897
IMAX Corp.*	3,014	56,693
Liberty Media Corp.-Liberty Braves, Class A*	356	8,879
Liberty Media Corp.-Liberty Braves, Class C*	2,059	51,248
LiveXLive Media, Inc. (x)*	1,574	7,791
Marcus Corp. (The)	1,095	43,253
Pandora Media, Inc.*	14,492	117,240
Reading International, Inc., Class A*	915	13,304
Rosetta Stone, Inc.*	1,095	17,958
World Wrestling Entertainment, Inc., Class A	2,388	178,432

		596,881

Interactive Media & Services (0.2%)
Care.com, Inc.*	1,094	21,125
Cargurus, Inc.*	2,780	93,769
Cars.com, Inc.*	3,921	84,302
Liberty TripAdvisor Holdings, Inc., Class A*	4,045	64,275
Meet Group, Inc. (The)*	4,184	19,372
QuinStreet, Inc.*	2,428	39,406
Travelzoo*	266	2,615
TrueCar, Inc.*	5,163	46,777
Yelp, Inc.*	4,530	158,505

		530,146

Media (0.6%)
Beasley Broadcast Group, Inc., Class A	300	1,125
Boston Omaha Corp., Class A (x)*	279	6,529
Cardlytics, Inc. (x)*	299	3,238
Central European Media Enterprises Ltd., Class A*	4,127	11,473
Clear Channel Outdoor Holdings, Inc., Class A	2,277	11,818
Daily Journal Corp. (x)*	60	14,040
Emerald Expositions Events, Inc.	1,399	17,264
Entercom Communications Corp., Class A (x)	7,294	41,649
Entravision Communications Corp., Class A	3,610	10,505
EW Scripps Co. (The), Class A	2,623	41,260
Fluent, Inc.*	928	3,341
Gannett Co., Inc.	6,172	52,647
Gray Television, Inc.*	4,491	66,197
Hemisphere Media Group, Inc.*	983	11,934
Liberty Latin America Ltd., Class A*	2,139	30,973
Liberty Latin America Ltd., Class C*	6,429	93,670
Loral Space & Communications, Inc.*	765	28,496
MDC Partners, Inc., Class A*	3,284	8,571
Meredith Corp. (x)	2,144	111,359
MSG Networks, Inc., Class A*	3,311	78,007
National CineMedia, Inc.	4,364	28,279
New Media Investment Group, Inc.	3,379	39,095
New York Times Co. (The), Class A	7,316	163,074
Nexstar Media Group, Inc., Class A	2,504	196,914
Saga Communications, Inc., Class A	239	7,942
Scholastic Corp.	1,551	62,443
Sinclair Broadcast Group, Inc., Class A	3,667	96,589
TechTarget, Inc.*	1,180	14,408
TEGNA, Inc.	11,631	126,429
Tribune Publishing Co.*	993	11,261
WideOpenWest, Inc.*	1,658	11,821

		1,402,351

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,300	47,311
Gogo, Inc. (x)*	2,954	8,832
NII Holdings, Inc. (x)*	4,989	22,002
Shenandoah Telecommunications Co.	2,532	112,041
Spok Holdings, Inc.	961	12,743

		202,929

Total Communication Services		3,298,689

Consumer Discretionary (8.2%)
Auto Components (1.3%)
American Axle & Manufacturing Holdings, Inc.*	6,286	69,774
Cooper Tire & Rubber Co.	2,796	90,395
Cooper-Standard Holdings, Inc.*	993	61,685
Dana, Inc.	8,269	112,706
Dorman Products, Inc.*	1,462	131,609
Fox Factory Holding Corp.*	2,001	117,799
Gentex Corp.	3,900	78,819
Gentherm, Inc.*	1,898	75,882
LCI Industries	30,245	2,020,366
Modine Manufacturing Co.*	2,766	29,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Motorcar Parts of America, Inc. (x)*	1,065	$17,722
Shiloh Industries, Inc.*	902	5,259
Standard Motor Products, Inc.	1,181	57,196
Stoneridge, Inc.*	1,563	38,528
Superior Industries International, Inc.	1,368	6,580
Tenneco, Inc., Class A	2,825	77,377
Tower International, Inc.	939	22,348

		3,013,945

Automobiles (0.3%)
Thor Industries, Inc.	12,019	624,988
Winnebago Industries, Inc.	1,724	41,738

		666,726

Distributors (0.0%)
Core-Mark Holding Co., Inc.	2,472	57,474
Funko, Inc., Class A (x)*	453	5,957
Weyco Group, Inc.	308	8,984

		72,415

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	3,336	157,860
American Public Education, Inc.*	848	24,134
Career Education Corp.*	3,831	43,750
Carriage Services, Inc.	817	12,663
Chegg, Inc.*	6,016	170,975
Houghton Mifflin Harcourt Co.*	6,063	53,718
K12, Inc.*	2,037	50,497
Laureate Education, Inc., Class A*	5,054	77,023
Regis Corp.*	2,024	34,307
Sotheby’s*	1,876	74,552
Strategic Education, Inc.	1,183	134,176
Weight Watchers International, Inc.*	2,181	84,078

		917,733

Hotels, Restaurants & Leisure (2.3%)
BBX Capital Corp.	3,675	21,058
Belmond Ltd., Class A*	5,060	126,652
Biglari Holdings, Inc., Class A*	5	2,938
BJ’s Restaurants, Inc.	1,173	59,319
Bloomin’ Brands, Inc.	4,620	82,652
Bluegreen Vacations Corp. (x)	416	5,379
Bojangles’, Inc.*	1,066	17,141
Boyd Gaming Corp.	4,670	97,043
Brinker International, Inc. (x)	62,482	2,747,958
Carrols Restaurant Group, Inc.*	1,967	19,355
Century Casinos, Inc.*	1,315	9,718
Cheesecake Factory, Inc. (The) (x)	2,372	103,206
Churchill Downs, Inc.	669	163,196
Chuy’s Holdings, Inc.*	932	16,534
Cracker Barrel Old Country Store, Inc. (x)	1,072	171,370
Dave & Buster’s Entertainment, Inc.	2,217	98,789
Del Frisco’s Restaurant Group, Inc.*	1,777	12,706
Del Taco Restaurants, Inc.*	1,764	17,622
Denny’s Corp.*	3,670	59,491
Dine Brands Global, Inc.	944	63,569
Drive Shack, Inc.*	3,411	13,371
El Pollo Loco Holdings, Inc.*	1,270	19,266
Eldorado Resorts, Inc.*	3,728	134,991
Empire Resorts, Inc. (x)*	191	1,935
Fiesta Restaurant Group, Inc.*	1,345	20,861
Golden Entertainment, Inc. (x)*	989	15,844
Habit Restaurants, Inc. (The), Class A*	777	8,158
International Speedway Corp., Class A	1,379	60,483
J Alexander’s Holdings, Inc.*	624	5,135
Jack in the Box, Inc.	1,448	112,408
Lindblad Expeditions Holdings, Inc.*	1,239	16,677
Marriott Vacations Worldwide Corp.	2,177	153,500
Monarch Casino & Resort, Inc.*	642	24,486
Nathan’s Famous, Inc.	161	10,698
Noodles & Co.*	699	4,886
OBH, Inc.*	56	6,360
Papa John’s International, Inc. (x)	1,287	51,235
Penn National Gaming, Inc.*	6,189	116,539
Planet Fitness, Inc., Class A*	4,865	260,861
PlayAGS, Inc.*	1,221	28,083
Potbelly Corp.*	1,285	10,344
RCI Hospitality Holdings, Inc.	548	12,237
Red Lion Hotels Corp.*	845	6,929
Red Robin Gourmet Burgers, Inc.*	757	20,227
Red Rock Resorts, Inc., Class A	3,657	74,274
Ruth’s Hospitality Group, Inc.	1,611	36,618
Scientific Games Corp., Class A*	3,110	55,607
SeaWorld Entertainment, Inc.*	3,118	68,877
Shake Shack, Inc., Class A*	1,394	63,315
Speedway Motorsports, Inc.	644	10,478
Texas Roadhouse, Inc.	3,691	220,353
Town Sports International Holdings, Inc.*	797	5,101
Wingstop, Inc.	1,647	105,721

		5,651,554

Household Durables (0.8%)
Bassett Furniture Industries, Inc.	326	6,533
Beazer Homes USA, Inc.*	1,767	16,751
Cavco Industries, Inc.*	476	62,061
Century Communities, Inc.*	1,432	24,716
Ethan Allen Interiors, Inc.	1,305	22,955
Flexsteel Industries, Inc.	465	10,267
GoPro, Inc., Class A (x)*	6,437	27,293
Green Brick Partners, Inc.*	1,435	10,389
Hamilton Beach Brands Holding Co., Class A	356	8,352
Helen of Troy Ltd.*	1,445	189,555
Hooker Furniture Corp.	657	17,305
Hovnanian Enterprises, Inc., Class A*	6,749	4,616
Installed Building Products, Inc.*	1,204	40,563
iRobot Corp. (x)*	1,491	124,856
KB Home	4,749	90,706
La-Z-Boy, Inc.	2,588	71,714

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
LGI Homes, Inc. (x)*	1,045	$47,255
Lifetime Brands, Inc.	653	6,550
Lovesac Co. (The)*	409	9,382
M.D.C. Holdings, Inc.	2,571	72,271
M/I Homes, Inc.*	1,474	30,983
Meritage Homes Corp.*	2,186	80,270
New Home Co., Inc. (The)*	641	3,352
Roku, Inc.*	2,416	74,026
Skyline Champion Corp.	1,615	23,724
Sonos, Inc.*	847	8,318
Taylor Morrison Home Corp., Class A*	6,335	100,727
Toll Brothers, Inc.	10,425	343,295
TopBuild Corp.*	1,891	85,095
TRI Pointe Group, Inc.*	7,615	83,232
Tupperware Brands Corp.	2,789	88,049
Turtle Beach Corp. (x)*	437	6,236
Universal Electronics, Inc.*	750	18,960
Vuzix Corp. (x)*	1,318	6,340
William Lyon Homes, Class A*	1,837	19,638
ZAGG, Inc.*	1,535	15,012

		1,851,347

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	1,535	18,773
Duluth Holdings, Inc., Class B (x)*	469	11,833
Etsy, Inc.*	6,585	313,248
Gaia, Inc. (x)*	619	6,413
Groupon, Inc.*	24,954	79,853
Lands’ End, Inc.*	339	4,817
Leaf Group Ltd.*	704	4,822
Liberty Expedia Holdings, Inc., Class A*	3,021	118,151
Liquidity Services, Inc.*	1,457	8,990
Nutrisystem, Inc.	1,597	70,076
Overstock.com, Inc. (x)*	1,172	15,916
PetMed Express, Inc.	1,129	26,261
Quotient Technology, Inc.*	4,322	46,159
Remark Holdings, Inc. (x)*	1,550	1,875
Shutterfly, Inc.*	1,868	75,206
Shutterstock, Inc.	1,070	38,531
Stamps.com, Inc.*	982	152,838

		993,762

Leisure Products (0.2%)
Acushnet Holdings Corp.	1,952	41,129
American Outdoor Brands Corp.*	3,033	39,004
Callaway Golf Co.	5,296	81,029
Clarus Corp.	1,226	12,407
Escalade, Inc.	213	2,439
Johnson Outdoors, Inc., Class A	280	16,447
Malibu Boats, Inc., Class A*	1,146	39,881
Marine Products Corp.	412	6,967
MasterCraft Boat Holdings, Inc.*	1,035	19,354
Nautilus, Inc.*	1,737	18,933
Sturm Ruger & Co., Inc.	954	50,772
Vista Outdoor, Inc.*	3,250	36,888
YETI Holdings, Inc.*	841	12,480

		377,730

Multiline Retail (0.1%)
Big Lots, Inc.	2,241	64,810
Dillard’s, Inc., Class A (x)	635	38,297
JC Penney Co., Inc. (x)*	16,971	17,650
Ollie’s Bargain Outlet Holdings, Inc.*	2,779	184,831

		305,588

Professional Services (0.0%)
Upwork, Inc.*	617	11,174

Specialty Retail (1.9%)
Aaron’s, Inc.	3,876	162,986
Abercrombie & Fitch Co., Class A	3,779	75,769
American Eagle Outfitters, Inc.	9,126	176,406
America’s Car-Mart, Inc.*	334	24,198
Asbury Automotive Group, Inc.*	1,151	76,726
Ascena Retail Group, Inc.*	9,877	24,791
At Home Group, Inc.*	2,471	46,109
Barnes & Noble Education, Inc.*	2,098	8,413
Barnes & Noble, Inc.	2,693	19,093
Bed Bath & Beyond, Inc. (x)	7,612	86,168
Big 5 Sporting Goods Corp. (x)	1,296	3,357
Boot Barn Holdings, Inc.*	1,546	26,328
Buckle, Inc. (The) (x)	1,580	30,557
Caleres, Inc.	61,116	1,700,858
Camping World Holdings, Inc., Class A (x)	1,844	21,151
Carvana Co. (x)*	1,812	59,270
Cato Corp. (The), Class A	1,229	17,538
Chico’s FAS, Inc.	7,226	40,610
Children’s Place, Inc. (The)	852	76,757
Citi Trends, Inc.	717	14,620
Conn’s, Inc. (x)*	1,134	21,387
Container Store Group, Inc. (The)*	895	4,269
DSW, Inc., Class A	3,888	96,034
Express, Inc.*	4,082	20,859
Five Below, Inc.*	3,057	312,792
Francesca’s Holdings Corp. (x)*	1,992	1,934
GameStop Corp., Class A (x)	5,680	71,682
Genesco, Inc.*	1,034	45,806
GNC Holdings, Inc., Class A (x)*	4,631	10,975
Group 1 Automotive, Inc.	1,073	56,569
Guess?, Inc.	3,062	63,598
Haverty Furniture Cos., Inc.	1,050	19,719
Hibbett Sports, Inc. (x)*	1,139	16,288
Hudson Ltd., Class A*	2,244	38,485
J. Jill, Inc.*	714	3,806
Kirkland’s, Inc.*	868	8,272
Lithia Motors, Inc., Class A	1,278	97,550
Lumber Liquidators Holdings, Inc.*	1,670	15,898
MarineMax, Inc.*	1,073	19,647
Monro, Inc.	1,803	123,956
Murphy USA, Inc.*	1,686	129,215
National Vision Holdings, Inc.*	3,425	96,482
Office Depot, Inc.	31,441	81,118
Party City Holdco, Inc.*	3,139	31,327
Pier 1 Imports, Inc.	4,505	1,378
Rent-A-Center, Inc. (x)*	2,428	39,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
RH (x)*	1,118	$133,959
RTW RetailWinds, Inc.*	1,568	4,437
Sally Beauty Holdings, Inc.*	6,745	115,002
Shoe Carnival, Inc. (x)	610	20,441
Signet Jewelers Ltd.	2,845	90,386
Sleep Number Corp.*	1,747	55,432
Sonic Automotive, Inc., Class A	1,373	18,892
Sportsman’s Warehouse Holdings, Inc.*	2,254	9,873
Tailored Brands, Inc.	2,812	38,356
Tile Shop Holdings, Inc.	2,301	12,609
Tilly’s, Inc., Class A	807	8,764
Winmark Corp.	138	21,942
Zumiez, Inc.*	944	18,096

		4,668,249

Textiles, Apparel & Luxury Goods (0.5%)
Crocs, Inc.*	3,800	98,724
Culp, Inc.	427	8,070
Deckers Outdoor Corp.*	1,600	204,720
Fossil Group, Inc.*	2,579	40,568
G-III Apparel Group Ltd.*	2,459	68,582
Movado Group, Inc.	881	27,857
Oxford Industries, Inc.	945	67,133
Rocky Brands, Inc.	378	9,828
Steven Madden Ltd.	4,671	141,345
Superior Group of Cos., Inc.	505	8,913
Unifi, Inc.*	14,631	334,172
Vera Bradley, Inc.*	1,302	11,158
Wolverine World Wide, Inc.	5,216	166,338

		1,187,408

Total Consumer Discretionary		19,717,631

Consumer Staples (3.5%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	475	114,399
Castle Brands, Inc. (x)*	5,361	4,560
Celsius Holdings, Inc. (x)*	1,254	4,351
Coca-Cola Bottling Co. Consolidated	269	47,715
Craft Brew Alliance, Inc.*	776	11,105
MGP Ingredients, Inc.	739	42,160
National Beverage Corp. (x)	648	46,507
Primo Water Corp.*	1,837	25,736

		296,533

Food & Staples Retailing (0.2%)
Andersons, Inc. (The)	1,543	46,120
BJ’s Wholesale Club Holdings, Inc.*	3,968	87,931
Chefs’ Warehouse, Inc. (The)*	1,186	37,928
Ingles Markets, Inc., Class A	821	22,348
Natural Grocers by Vitamin Cottage, Inc.*	543	8,324
Performance Food Group Co.*	5,678	183,229
PriceSmart, Inc.	1,254	74,111
Rite Aid Corp. (x)*	59,512	42,152
Smart & Final Stores, Inc.*	1,559	7,390
SpartanNash Co.	2,083	35,786
United Natural Foods, Inc.*	2,871	30,404
Village Super Market, Inc., Class A	503	13,450
Weis Markets, Inc.	539	25,754

		614,927

Food Products (2.8%)
Alico, Inc.	147	4,337
B&G Foods, Inc. (x)	3,735	107,979
Calavo Growers, Inc. (x)	890	64,934
Cal-Maine Foods, Inc.	1,722	72,841
Dairy Crest Group plc	360,019	1,934,445
Darling Ingredients, Inc.*	9,132	175,700
Dean Foods Co.	5,176	19,721
Farmer Brothers Co.*	521	12,155
Fresh Del Monte Produce, Inc.	1,678	47,437
Freshpet, Inc.*	1,450	46,632
Hostess Brands, Inc.*	5,582	61,067
J&J Snack Foods Corp.	807	116,684
John B Sanfilippo & Son, Inc.	478	26,605
Lancaster Colony Corp.	1,024	181,105
Landec Corp.*	88,480	1,047,603
Limoneira Co.	827	16,168
Maple Leaf Foods, Inc.	132,999	2,662,513
Sanderson Farms, Inc.	1,133	112,496
Seneca Foods Corp., Class A*	374	10,554
Simply Good Foods Co. (The)*	3,386	63,995
Tootsie Roll Industries, Inc. (x)	920	30,728

		6,815,699

Household Products (0.1%)
Central Garden & Pet Co.*	599	20,636
Central Garden & Pet Co., Class A*	2,077	64,906
Oil-Dri Corp. of America	261	6,916
WD-40 Co.	760	139,278

		231,736

Personal Products (0.2%)
Edgewell Personal Care Co.*	3,060	114,291
elf Beauty, Inc. (x)*	1,286	11,137
Inter Parfums, Inc.	971	63,668
Medifast, Inc.	662	82,763
Natural Health Trends Corp.	440	8,136
Nature’s Sunshine Products, Inc.*	420	3,423
Revlon, Inc., Class A (x)*	477	12,016
USANA Health Sciences, Inc.*	698	82,175

		377,609

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	6,530	16,260
Pyxus International, Inc. (x)*	464	5,503
Turning Point Brands, Inc.	449	12,222
Universal Corp.	1,398	75,702
Vector Group Ltd.	5,920	57,601

		167,288

Total Consumer Staples		8,503,792

Energy (2.6%)
Energy Equipment & Services (1.6%)
Archrock, Inc.	7,051	52,812
Basic Energy Services, Inc.*	1,076	4,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Bristow Group, Inc. (x)*	1,866	$4,534
C&J Energy Services, Inc.*	3,265	44,077
Cactus, Inc., Class A*	2,081	57,040
CARBO Ceramics, Inc. (x)*	1,258	4,378
Covia Holdings Corp.*	1,786	6,108
Dawson Geophysical Co.*	1,110	3,752
Diamond Offshore Drilling, Inc. (x)*	3,573	33,729
Dril-Quip, Inc.*	2,074	62,282
Era Group, Inc.*	1,044	9,125
Exterran Corp.*	1,815	32,125
Forum Energy Technologies, Inc.*	4,532	18,717
Frank’s International NV*	4,100	21,402
FTS International, Inc.*	1,724	12,258
Helix Energy Solutions Group, Inc.*	7,905	42,766
Hunting plc	350,930	2,130,110
Independence Contract Drilling, Inc.*	3,393	10,586
ION Geophysical Corp.*	593	3,072
Keane Group, Inc.*	2,543	20,802
Key Energy Services, Inc. (x)*	627	1,298
KLX Energy Services Holdings, Inc.*	1,137	26,663
Liberty Oilfield Services, Inc., Class A (x)	2,426	31,417
Mammoth Energy Services, Inc.	690	12,406
Matrix Service Co.*	1,452	26,049
McDermott International, Inc.*	9,998	65,387
Natural Gas Services Group, Inc.*	18,929	311,193
NCS Multistage Holdings, Inc.*	518	2,637
Newpark Resources, Inc.*	4,875	33,491
Nine Energy Service, Inc.*	805	18,145
Noble Corp. plc*	13,699	35,891
Oceaneering International, Inc.*	5,234	63,331
Oil States International, Inc.*	22,231	317,459
PHI, Inc. (Non-Voting) (x)*	768	1,421
Pioneer Energy Services Corp.*	4,456	5,481
Profire Energy, Inc.*	1,263	1,831
ProPetro Holding Corp.*	3,996	49,231
Quintana Energy Services, Inc.*	531	1,837
RigNet, Inc.*	828	10,466
Rowan Cos. plc, Class A*	11,485	96,359
SEACOR Holdings, Inc.*	927	34,299
SEACOR Marine Holdings, Inc.*	914	10,749
Select Energy Services, Inc., Class A*	2,536	16,028
Smart Sand, Inc. (x)*	1,341	2,977
Solaris Oilfield Infrastructure, Inc., Class A	1,450	17,530
Superior Energy Services, Inc.*	8,640	28,944
TETRA Technologies, Inc.*	6,540	10,987
Tidewater, Inc.*	1,567	29,977
Unit Corp.*	2,887	41,226
US Silica Holdings, Inc.	4,363	44,415

		3,922,932

Oil, Gas & Consumable Fuels (1.0%)
Abraxas Petroleum Corp.*	8,877	9,676
Adams Resources & Energy, Inc.	144	5,574
Alta Mesa Resources, Inc., Class A (x)*	5,397	5,397
Approach Resources, Inc. (x)*	2,668	2,326
Arch Coal, Inc., Class A	1,011	83,903
Ardmore Shipping Corp.*	1,569	7,327
Berry Petroleum Corp.	736	6,440
Bonanza Creek Energy, Inc.*	1,087	22,468
California Resources Corp.*	2,556	43,554
Callon Petroleum Co.*	12,706	82,462
Carrizo Oil & Gas, Inc.*	4,861	54,881
Clean Energy Fuels Corp.*	8,412	14,469
Cloud Peak Energy, Inc.*	4,617	1,691
CONSOL Energy, Inc.*	1,585	50,260
CVR Energy, Inc.	1,027	35,411
Delek US Holdings, Inc.	4,458	144,930
Denbury Resources, Inc.*	25,610	43,793
DHT Holdings, Inc.	5,202	20,392
Dorian LPG Ltd.*	1,375	8,016
Earthstone Energy, Inc., Class A*	844	3,815
Eclipse Resources Corp.*	5,414	5,685
Energy Fuels, Inc.*	5,619	16,014
EP Energy Corp., Class A (x)*	2,429	1,700
Evolution Petroleum Corp.	1,365	9,309
Frontline Ltd. (x)*	4,259	23,552
GasLog Ltd.	2,319	38,171
Golar LNG Ltd.	5,359	116,612
Goodrich Petroleum Corp.*	431	5,818
Green Plains, Inc.	2,309	30,271
Gulfport Energy Corp.*	9,867	64,629
Halcon Resources Corp. (x)*	7,736	13,151
Hallador Energy Co.	929	4,710
HighPoint Resources Corp.*	5,840	14,542
International Seaways, Inc.*	1,245	20,966
Isramco, Inc.*	39	4,621
Jagged Peak Energy, Inc. (x)*	3,621	33,024
Laredo Petroleum, Inc.*	8,524	30,857
Lilis Energy, Inc. (x)*	2,610	3,576
Matador Resources Co.*	5,847	90,804
Midstates Petroleum Co., Inc.*	711	5,340
NACCO Industries, Inc., Class A	221	7,492
NextDecade Corp.*	1,029	5,557
Nordic American Tankers Ltd.	7,665	15,330
Northern Oil and Gas, Inc. (x)*	10,762	24,322
Oasis Petroleum, Inc.*	15,002	82,961
Overseas Shipholding Group, Inc., Class A*	3,196	5,305
Panhandle Oil and Gas, Inc., Class A	876	13,578
Par Pacific Holdings, Inc.*	1,681	23,837
PDC Energy, Inc.*	3,544	105,469
Peabody Energy Corp.	4,366	133,076
Penn Virginia Corp.*	702	37,950
Renewable Energy Group, Inc.*	2,042	52,479
Resolute Energy Corp.*	1,212	35,124
REX American Resources Corp.*	312	21,250
Ring Energy, Inc.*	3,225	16,383
Sanchez Energy Corp. (x)*	3,410	921
SandRidge Energy, Inc.*	1,748	13,302
Scorpio Tankers, Inc.	24,875	43,780
SemGroup Corp., Class A	4,501	62,024
Ship Finance International Ltd.	4,217	44,405
SilverBow Resources, Inc.*	436	10,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Southwestern Energy Co.*	32,799	$111,845
SRC Energy, Inc.*	13,675	64,272
Talos Energy, Inc.*	1,072	17,495
Teekay Corp.	3,871	12,929
Teekay Tankers Ltd., Class A	9,764	9,061
Tellurian, Inc. (x)*	4,568	31,748
Ultra Petroleum Corp.*	9,098	6,915
Uranium Energy Corp.*	8,362	10,453
W&T Offshore, Inc.*	5,252	21,638
WildHorse Resource Development Corp.*	1,547	21,828
World Fuel Services Corp.	3,698	79,174
Zion Oil & Gas, Inc. (x)*	2,961	1,236

		2,323,583

Total Energy		6,246,515

Financials (19.2%)
Banks (11.0%)
1st Constitution Bancorp	364	7,255
1st Source Corp.	864	34,854
Access National Corp.	27,466	585,850
ACNB Corp.	360	14,130
Allegiance Bancshares, Inc.*	687	22,238
Amalgamated Bank, Class A	777	15,152
American National Bankshares, Inc.	511	14,977
Ameris Bancorp	2,332	73,854
Ames National Corp.	452	11,490
Arrow Financial Corp.	685	21,934
Atlantic Capital Bancshares, Inc.*	1,417	23,196
Auburn National Bancorporation, Inc.	126	3,989
Banc of California, Inc.	2,441	32,490
BancFirst Corp.	1,029	51,347
Bancorp, Inc. (The)*	2,812	22,384
BancorpSouth Bank	5,269	137,732
Bank of Commerce Holdings	924	10,127
Bank of Marin Bancorp	748	30,848
Bank of NT Butterfield & Son Ltd. (The)	3,005	94,207
Bank of Princeton (The)	312	8,705
Bankwell Financial Group, Inc.	355	10,192
Banner Corp.	1,790	95,729
Bar Harbor Bankshares	924	20,725
Baycom Corp.*	580	13,392
BCB Bancorp, Inc.	592	6,198
Berkshire Hills Bancorp, Inc.	2,276	61,384
Blue Hills Bancorp, Inc.	1,368	29,193
Boston Private Financial Holdings, Inc.	4,719	49,880
Bridge Bancorp, Inc.	923	23,527
Brookline Bancorp, Inc.	4,472	61,803
Bryn Mawr Bank Corp.	43,180	1,485,392
Business First Bancshares, Inc.	526	12,745
Byline Bancorp, Inc.*	908	15,127
C&F Financial Corp.	197	10,482
Cadence Bancorp	3,990	66,952
Cambridge Bancorp	190	15,818
Camden National Corp.	878	31,582
Capital Bancorp, Inc.*	398	4,541
Capital City Bank Group, Inc.	605	14,042
Capstar Financial Holdings, Inc.	525	7,733
Carolina Financial Corp.	1,150	34,029
Cathay General Bancorp	4,149	139,116
CB Financial Services, Inc. (x)	246	6,096
CBTX, Inc.	1,042	30,635
CenterState Bank Corp.	5,180	108,987
Central Pacific Financial Corp.	1,462	35,600
Central Valley Community Bancorp	643	12,133
Century Bancorp, Inc., Class A	179	12,124
Chemical Financial Corp.	65,991	2,415,931
Chemung Financial Corp.	185	7,642
Citizens & Northern Corp.	628	16,598
City Holding Co.	855	57,789
Civista Bancshares, Inc.	597	10,400
CNB Financial Corp.	900	20,655
Coastal Financial Corp.*	293	4,462
Codorus Valley Bancorp, Inc.	536	11,390
Columbia Banking System, Inc.	91,173	3,308,668
Community Bank System, Inc.	2,717	158,401
Community Bankers Trust Corp.*	1,280	9,242
Community Financial Corp. (The)	237	6,930
Community Trust Bancorp, Inc.	900	35,649
ConnectOne Bancorp, Inc.	1,613	29,792
County Bancorp, Inc.	279	4,846
Customers Bancorp, Inc.*	1,635	29,757
CVB Financial Corp.	6,003	121,441
Eagle Bancorp, Inc.*	1,760	85,730
Enterprise Bancorp, Inc.	546	17,559
Enterprise Financial Services Corp.	1,280	48,166
Equity Bancshares, Inc., Class A*	744	26,226
Esquire Financial Holdings, Inc.*	289	6,271
Evans Bancorp, Inc.	281	9,135
Farmers & Merchants Bancorp, Inc.	526	20,246
Farmers National Banc Corp.	1,486	18,932
FB Financial Corp.	891	31,203
Fidelity D&D Bancorp, Inc. (x)	124	7,958
Fidelity Southern Corp.	1,309	34,060
Financial Institutions, Inc.	779	20,020
First Bancorp (Nasdaq Stock Exchange)	1,629	53,203
First Bancorp (Quotrix Stock Exchange)	12,061	103,725
First Bancorp, Inc.	555	14,597
First Bancshares, Inc. (The)	672	20,328
First Bank	724	8,775
First Busey Corp.	2,496	61,252
First Business Financial Services, Inc.	396	7,726
First Choice Bancorp	500	11,300
First Commonwealth Financial Corp.	5,664	68,421
First Community Bankshares, Inc.	902	28,395
First Community Corp.	379	7,364
First Financial Bancorp	5,420	128,562
First Financial Bankshares, Inc.	3,646	210,338
First Financial Corp.	686	27,543
First Financial Northwest, Inc.	529	8,184
First Foundation, Inc.*	2,076	26,697
First Guaranty Bancshares, Inc.	253	5,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
First Horizon National Corp.	222,600	$2,929,416
First Internet Bancorp	490	10,016
First Interstate BancSystem, Inc., Class A	1,845	67,453
First Merchants Corp.	2,756	94,448
First Mid-Illinois Bancshares, Inc.	776	24,770
First Midwest Bancorp, Inc.	5,822	115,334
First Northwest Bancorp	672	9,966
First of Long Island Corp. (The)	68,867	1,373,897
First Savings Financial Group, Inc.	76	3,947
First United Corp.	364	5,795
Flushing Financial Corp.	1,549	33,350
Franklin Financial Network, Inc.*	733	19,329
Fulton Financial Corp.	9,639	149,212
German American Bancorp, Inc.	16,160	448,763
Glacier Bancorp, Inc.	28,244	1,119,027
Great Southern Bancorp, Inc.	612	28,170
Great Western Bancorp, Inc.	3,297	103,031
Green Bancorp, Inc.	1,434	24,579
Guaranty Bancorp	1,447	30,025
Guaranty Bancshares, Inc.	424	12,644
Hancock Whitney Corp.	4,617	159,979
Hanmi Financial Corp.	1,654	32,584
HarborOne Bancorp, Inc.*	730	11,600
Heartland Financial USA, Inc.	1,664	73,133
Heritage Commerce Corp.	2,224	25,220
Heritage Financial Corp.	2,020	60,034
Hilltop Holdings, Inc.	3,981	70,981
Home BancShares, Inc.	8,597	140,475
HomeTrust Bancshares, Inc.	944	24,714
Hope Bancorp, Inc.	6,909	81,941
Horizon Bancorp, Inc.	1,968	31,055
Howard Bancorp, Inc.*	723	10,339
IBERIABANK Corp.	3,105	199,589
Independent Bank Corp./MA	1,521	106,942
Independent Bank Corp./MI	1,228	25,813
Independent Bank Group, Inc.	1,165	53,322
International Bancshares Corp.	2,925	100,620
Investar Holding Corp.	499	12,375
Investors Bancorp, Inc.	13,216	137,446
Lakeland Bancorp, Inc.	2,394	35,455
Lakeland Financial Corp.	54,995	2,208,599
LCNB Corp.	509	7,711
LegacyTexas Financial Group, Inc.	2,683	86,097
Level One Bancorp, Inc. (x)	291	6,527
Live Oak Bancshares, Inc.	1,443	21,371
Macatawa Bank Corp.	1,606	15,450
MB Financial, Inc.	4,641	183,923
MBT Financial Corp.	1,098	10,211
Mercantile Bank Corp.	907	25,632
Metropolitan Bank Holding Corp.*	363	11,199
Mid Penn Bancorp, Inc.	193	4,443
Middlefield Banc Corp.	160	6,789
Midland States Bancorp, Inc.	1,180	26,361
MidSouth Bancorp, Inc.	812	8,607
MidWestOne Financial Group, Inc.	687	17,058
MutualFirst Financial, Inc.	314	8,343
MVB Financial Corp.	422	7,613
National Bank Holdings Corp., Class A	1,621	50,040
National Bankshares, Inc.	370	13,479
National Commerce Corp.*	957	34,452
NBT Bancorp, Inc.	2,381	82,359
Nicolet Bankshares, Inc.*	465	22,692
Northeast Bancorp	384	6,424
Northrim BanCorp, Inc.	408	13,411
Norwood Financial Corp.	351	11,583
Oak Valley Bancorp (x)	295	5,399
OFG Bancorp	2,477	40,771
Ohio Valley Banc Corp. (x)	244	8,635
Old Line Bancshares, Inc.	860	22,635
Old National Bancorp	8,619	132,733
Old Second Bancorp, Inc.	1,744	22,672
Opus Bank	1,134	22,215
Origin Bancorp, Inc.	916	31,217
Orrstown Financial Services, Inc.	426	7,757
Pacific City Financial Corp.	639	10,000
Pacific Mercantile Bancorp*	905	6,471
Pacific Premier Bancorp, Inc.*	2,582	65,893
Park National Corp.	772	65,581
Parke Bancorp, Inc.	373	6,981
Peapack Gladstone Financial Corp.	996	25,079
Penns Woods Bancorp, Inc.	316	12,716
Peoples Bancorp of North Carolina, Inc.	278	6,800
Peoples Bancorp, Inc.	32,527	979,063
Peoples Financial Services Corp.	377	16,611
People’s Utah Bancorp	872	26,291
Preferred Bank	792	34,333
Premier Financial Bancorp, Inc.	695	10,362
QCR Holdings, Inc.	724	23,233
RBB Bancorp	763	13,406
Reliant Bancorp, Inc.	556	12,810
Renasant Corp.	2,674	80,701
Republic Bancorp, Inc., Class A	541	20,948
Republic First Bancorp, Inc.*	2,438	14,555
S&T Bancorp, Inc.	1,955	73,977
Sandy Spring Bancorp, Inc.	1,973	61,834
SB One Bancorp	378	7,726
Seacoast Banking Corp. of Florida*	2,604	67,756
Select Bancorp, Inc.*	446	5,522
ServisFirst Bancshares, Inc.	2,630	83,818
Shore Bancshares, Inc.	753	10,949
Sierra Bancorp	784	18,840
Simmons First National Corp., Class A	5,137	123,956
SmartFinancial, Inc.*	621	11,346
South State Corp.	2,027	121,519
Southern First Bancshares, Inc.*	356	11,417
Southern National Bancorp of Virginia, Inc.	1,037	13,709
Southside Bancshares, Inc.	1,884	59,817
Spirit of Texas Bancshares, Inc. (x)*	463	10,547
State Bank Financial Corp.	1,934	41,755
Stock Yards Bancorp, Inc.	1,219	39,983
Summit Financial Group, Inc.	665	12,841

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Tompkins Financial Corp.	841	$63,083
Towne Bank	3,759	90,028
TriCo Bancshares	1,421	48,016
TriState Capital Holdings, Inc.*	1,362	26,505
Triumph Bancorp, Inc.*	1,352	40,154
Trustmark Corp.	3,762	106,954
UMB Financial Corp.	2,446	149,133
Union Bankshares Corp.	3,658	103,265
Union Bankshares, Inc. (x)	232	11,078
United Bankshares, Inc.	5,596	174,092
United Community Banks, Inc.	4,352	93,394
United Security Bancshares	771	7,386
Unity Bancorp, Inc.	453	9,404
Univest Corp. of Pennsylvania	1,585	34,188
Valley National Bancorp	18,089	160,630
Veritex Holdings, Inc.*	1,285	27,473
Washington Trust Bancorp, Inc.	17,025	809,198
WesBanco, Inc.	2,966	108,823
West Bancorporation, Inc.	914	17,448
Westamerica Bancorp	1,425	79,344

		26,549,236

Capital Markets (0.5%)
Arlington Asset Investment Corp., Class A (x)	1,680	12,163
Artisan Partners Asset Management, Inc., Class A	2,691	59,498
Ashford, Inc.	45	2,335
Associated Capital Group, Inc., Class A	88	3,100
B. Riley Financial, Inc.	1,129	16,032
Blucora, Inc.*	2,653	70,676
BrightSphere Investment Group plc	4,485	47,900
Cohen & Steers, Inc.	1,253	43,003
Cowen, Inc.*	1,617	21,571
Diamond Hill Investment Group, Inc.	181	27,050
Donnelley Financial Solutions, Inc.*	1,849	25,941
Federated Investors, Inc., Class B	5,481	145,520
Focus Financial Partners, Inc., Class A*	1,045	27,515
GAIN Capital Holdings, Inc. (x)	1,635	10,072
GAMCO Investors, Inc., Class A	440	7,432
Greenhill & Co., Inc.	878	21,423
Hamilton Lane, Inc., Class A	874	32,338
Houlihan Lokey, Inc.	1,865	68,632
INTL. FCStone, Inc.*	848	31,020
Investment Technology Group, Inc.	1,792	54,190
Ladenburg Thalmann Financial Services, Inc.	5,897	13,740
Moelis & Co., Class A	2,486	85,469
Oppenheimer Holdings, Inc., Class A	526	13,439
Piper Jaffray Cos.	729	47,997
PJT Partners, Inc., Class A	1,147	44,458
Pzena Investment Management, Inc., Class A	837	7,240
Safeguard Scientifics, Inc.*	1,130	9,741
Siebert Financial Corp. (x)*	369	5,336
Silvercrest Asset Management Group, Inc., Class A	414	5,477
Stifel Financial Corp.	3,880	160,710
Virtus Investment Partners, Inc.	385	30,581
Waddell & Reed Financial, Inc., Class A	4,340	78,467
Westwood Holdings Group, Inc.	362	12,308
WisdomTree Investments, Inc.	6,253	41,582

		1,283,956

Consumer Finance (0.3%)
Curo Group Holdings Corp.*	657	6,235
Elevate Credit, Inc. (x)*	1,202	5,385
Encore Capital Group, Inc. (x)*	1,420	33,370
Enova International, Inc.*	1,887	36,721
EZCORP, Inc., Class A*	2,869	22,177
FirstCash, Inc.	2,371	171,542
Green Dot Corp., Class A*	2,709	215,420
LendingClub Corp.*	18,022	47,398
Nelnet, Inc., Class A	1,021	53,439
PRA Group, Inc.*	2,325	56,660
Regional Management Corp.*	516	12,410
World Acceptance Corp.*	344	35,177

		695,934

Diversified Financial Services (0.1%)
Banco Latinoamericano de Comercio Exterior SA, Class E	1,651	28,562
Cannae Holdings, Inc.*	3,872	66,289
FGL Holdings*	8,046	53,586
Marlin Business Services Corp.	475	10,607
On Deck Capital, Inc.*	2,999	17,694

		176,738

Insurance (5.6%)
Ambac Financial Group, Inc.*	2,395	41,290
American Equity Investment Life Holding Co.	4,824	134,783
AMERISAFE, Inc.	1,037	58,788
Argo Group International Holdings Ltd.	1,822	122,529
Aspen Insurance Holdings Ltd.	9,600	403,104
Citizens, Inc. (x)*	2,816	21,176
CNO Financial Group, Inc.	8,803	130,989
Crawford & Co., Class B	774	6,966
Donegal Group, Inc., Class A	553	7,546
eHealth, Inc.*	1,106	42,492
EMC Insurance Group, Inc.	575	18,314
Employers Holdings, Inc.	1,749	73,406
Enstar Group Ltd.*	676	113,277
FBL Financial Group, Inc., Class A	571	37,486
FedNat Holding Co.	779	15,518
Genworth Financial, Inc., Class A*	28,556	133,071
Global Indemnity Ltd.	518	18,767
Goosehead Insurance, Inc., Class A (x)*	569	14,959
Greenlight Capital Re Ltd., Class A (x)*	1,566	13,499
Hallmark Financial Services, Inc.*	664	7,098
Hanover Insurance Group, Inc. (The)	37,100	4,332,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
HCI Group, Inc. (x)	416	$21,137
Health Insurance Innovations, Inc., Class A (x)*	695	18,577
Heritage Insurance Holdings, Inc.	1,201	17,679
Horace Mann Educators Corp.	68,891	2,579,968
Independence Holding Co.	286	10,067
Investors Title Co.	87	15,371
James River Group Holdings Ltd.	1,482	54,152
Kemper Corp.	2,922	193,962
Kingstone Cos., Inc.	555	9,818
Kinsale Capital Group, Inc.	1,077	59,838
Maiden Holdings Ltd.	3,737	6,166
MBIA, Inc.*	4,897	43,681
National General Holdings Corp.	3,612	87,447
National Western Life Group, Inc., Class A	132	39,692
Navigators Group, Inc. (The)	1,130	78,524
NI Holdings, Inc.*	634	9,973
Old Republic International Corp.	163,300	3,359,081
Primerica, Inc.	2,423	236,751
ProAssurance Corp.	2,876	116,651
Protective Insurance Corp., Class B	335	5,578
RLI Corp.	2,215	152,813
Safety Insurance Group, Inc.	846	69,211
Selective Insurance Group, Inc.	3,269	199,213
State Auto Financial Corp.	824	28,049
Stewart Information Services Corp.	1,286	53,240
Third Point Reinsurance Ltd.*	3,832	36,940
Tiptree, Inc.	1,537	8,592
Trupanion, Inc. (x)*	1,362	34,677
United Fire Group, Inc.	1,150	63,767
United Insurance Holdings Corp.	1,251	20,792
Universal Insurance Holdings, Inc.	1,777	67,384

		13,446,016

Mortgage Real Estate Investment Trusts (REITs) (0.5%)
AG Mortgage Investment Trust, Inc. (REIT)	1,683	26,810
Anworth Mortgage Asset Corp. (REIT)	5,795	23,412
Apollo Commercial Real Estate Finance, Inc. (REIT)	7,001	116,637
Arbor Realty Trust, Inc. (REIT)	2,528	25,457
Ares Commercial Real Estate Corp. (REIT)	1,510	19,690
ARMOUR Residential REIT, Inc. (REIT)	2,189	44,874
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	6,309	201,005
Capstead Mortgage Corp. (REIT)	4,980	33,217
Cherry Hill Mortgage Investment Corp. (REIT)	697	12,225
Colony Credit Real Estate, Inc. (REIT)	4,659	73,566
Dynex Capital, Inc. (REIT)	3,573	20,438
Exantas Capital Corp. (REIT)	1,881	18,848
Granite Point Mortgage Trust, Inc. (REIT)	2,543	45,850
Great Ajax Corp. (REIT)	774	9,327
Invesco Mortgage Capital, Inc. (REIT)	6,456	93,483
KKR Real Estate Finance Trust, Inc. (REIT)	1,167	22,348
Ladder Capital Corp. (REIT)	4,922	76,143
New York Mortgage Trust, Inc. (REIT)	8,218	48,404
Orchid Island Capital, Inc. (REIT) (x)	3,167	20,237
PennyMac Mortgage Investment Trust (REIT)‡	3,195	59,491
Ready Capital Corp. (REIT)	1,121	15,503
Redwood Trust, Inc. (REIT)	4,503	67,860
TPG RE Finance Trust, Inc. (REIT)	1,880	34,366
Western Asset Mortgage Capital Corp. (REIT)	2,428	20,250

		1,129,441

Thrifts & Mortgage Finance (1.2%)
Axos Financial, Inc.*	3,278	82,540
BankFinancial Corp.	707	10,570
Beneficial Bancorp, Inc.	3,828	54,702
Bridgewater Bancshares, Inc.*	1,109	11,700
BSB Bancorp, Inc.*	516	14,479
Capitol Federal Financial, Inc.	7,342	93,757
Columbia Financial, Inc.*	2,809	42,950
Dime Community Bancshares, Inc.	1,572	26,693
Entegra Financial Corp.*	309	6,412
ESSA Bancorp, Inc.	457	7,134
Essent Group Ltd.*	5,373	183,649
Federal Agricultural Mortgage Corp., Class C	520	31,429
First Defiance Financial Corp.	1,172	28,726
Flagstar Bancorp, Inc.*	1,631	43,058
FS Bancorp, Inc.	277	11,878
Greene County Bancorp, Inc.	158	4,917
Hingham Institution for Savings	74	14,633
Home Bancorp, Inc.	428	15,151
HomeStreet, Inc.*	1,388	29,467
Impac Mortgage Holdings, Inc. (x)*	610	2,306
Kearny Financial Corp.	4,965	63,651
LendingTree, Inc. (x)*	441	96,830
Luther Burbank Corp.	830	7,487
Malvern Bancorp, Inc.*	386	7,616
Merchants Bancorp	900	17,964
Meridian Bancorp, Inc.	2,732	39,122
Meta Financial Group, Inc.	1,533	29,725
MGIC Investment Corp.*	20,222	211,522
Mr Cooper Group, Inc.*	4,099	47,835
NMI Holdings, Inc., Class A*	3,526	62,939
Northfield Bancorp, Inc.	2,535	34,349
Northwest Bancshares, Inc.	5,378	91,103
OceanFirst Financial Corp.	2,691	60,574
Ocwen Financial Corp.*	6,341	8,497
OP Bancorp (x)*	605	5,366
Oritani Financial Corp.	2,285	33,704
PCSB Financial Corp.	946	18,504
PDL Community Bancorp*	441	5,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
PennyMac Financial Services, Inc.‡	1,023	$21,749
Provident Bancorp, Inc.*	253	5,485
Provident Financial Services, Inc.	3,547	85,589
Prudential Bancorp, Inc.	482	8,483
Radian Group, Inc.	12,080	197,629
Riverview Bancorp, Inc.	1,161	8,452
SI Financial Group, Inc.	638	8,122
Southern Missouri Bancorp, Inc.	353	11,967
Sterling Bancorp, Inc.	944	6,561
Territorial Bancorp, Inc.	419	10,886
Timberland Bancorp, Inc.	374	8,340
TrustCo Bank Corp.	85,360	585,570
United Community Financial Corp.	2,558	22,638
United Financial Bancorp, Inc.	2,641	38,823
Walker & Dunlop, Inc.	1,546	66,864
Washington Federal, Inc.	4,660	124,469
Waterstone Financial, Inc.	1,302	21,821
Western New England Bancorp, Inc.	1,685	16,917
WSFS Financial Corp.	1,715	65,016

		2,873,938

Total Financials		46,155,259

Health Care (8.2%)
Biotechnology (2.5%)
Abeona Therapeutics, Inc. (x)*	1,743	12,445
ACADIA Pharmaceuticals, Inc.*	5,287	85,491
Acceleron Pharma, Inc.*	2,193	95,505
Achaogen, Inc. (x)*	2,013	2,476
Achillion Pharmaceuticals, Inc.*	8,008	12,733
Acorda Therapeutics, Inc.*	2,339	36,442
Adamas Pharmaceuticals, Inc. (x)*	1,243	10,615
ADMA Biologics, Inc. (x)*	1,058	2,529
Aduro Biotech, Inc.*	3,626	9,573
Adverum Biotechnologies, Inc.*	3,064	9,652
Aeglea BioTherapeutics, Inc.*	913	6,838
Agenus, Inc. (x)*	4,042	9,620
AgeX Therapeutics, Inc. (x)*	441	1,318
Aimmune Therapeutics, Inc.*	2,451	58,628
Akebia Therapeutics, Inc.*	4,742	26,223
Albireo Pharma, Inc.*	513	12,584
Alder Biopharmaceuticals, Inc. (x)*	3,304	33,866
Aldeyra Therapeutics, Inc.*	890	7,387
Allakos, Inc.*	454	23,731
Allena Pharmaceuticals, Inc.*	652	3,553
Allogene Therapeutics, Inc. (x)*	1,176	31,670
AMAG Pharmaceuticals, Inc.*	2,025	30,760
Amicus Therapeutics, Inc. (x)*	10,226	97,965
AnaptysBio, Inc.*	1,169	74,570
Apellis Pharmaceuticals, Inc.*	2,042	26,934
Aptinyx, Inc.*	730	12,074
Arbutus Biopharma Corp.*	1,967	7,534
Arcus Biosciences, Inc. (x)*	1,674	18,029
Ardelyx, Inc.*	2,019	3,614
Arena Pharmaceuticals, Inc.*	2,748	107,035
ArQule, Inc.*	6,020	16,675
Array BioPharma, Inc.*	11,361	161,894
Arrowhead Pharmaceuticals, Inc. (x)*	4,919	61,094
Arsanis, Inc. (x)*	235	545
Atara Biotherapeutics, Inc.*	2,301	79,937
Athenex, Inc. (x)*	2,377	30,164
Athersys, Inc. (x)*	6,448	9,285
Audentes Therapeutics, Inc.*	2,060	43,919
AVEO Pharmaceuticals, Inc. (x)*	5,719	9,150
Avid Bioservices, Inc.*	2,830	11,603
Avrobio, Inc.*	331	5,511
Bellicum Pharmaceuticals, Inc.*	2,251	6,573
BioCryst Pharmaceuticals, Inc. (x)*	6,253	50,462
Biohaven Pharmaceutical Holding Co. Ltd.*	1,549	57,282
BioSpecifics Technologies Corp.*	308	18,665
BioTime, Inc. (x)*	4,411	4,027
Blueprint Medicines Corp.*	2,307	124,370
Calithera Biosciences, Inc.*	1,888	7,571
Calyxt, Inc. (x)*	298	3,087
Cara Therapeutics, Inc. (x)*	1,806	23,478
CareDx, Inc.*	1,822	45,805
CASI Pharmaceuticals, Inc. (x)*	2,802	11,264
Catalyst Biosciences, Inc.*	667	5,263
Catalyst Pharmaceuticals, Inc.*	5,443	10,451
Celcuity, Inc.*	315	7,557
Cellular Biomedicine Group, Inc. (x)*	569	10,049
ChemoCentryx, Inc.*	1,355	14,783
Chimerix, Inc.*	2,209	5,677
Clovis Oncology, Inc. (x)*	2,696	48,420
Cohbar, Inc. (m)(x)*	1,250	3,887
Coherus Biosciences, Inc.*	2,883	26,091
Concert Pharmaceuticals, Inc.*	1,203	15,098
Corbus Pharmaceuticals Holdings, Inc. (x)*	2,736	15,978
Corvus Pharmaceuticals, Inc.*	781	2,866
Crinetics Pharmaceuticals, Inc. (x)*	378	11,336
CTI BioPharma Corp. (x)*	2,858	2,097
Cue Biopharma, Inc. (x)*	995	4,676
Cytokinetics, Inc.*	2,565	16,211
CytomX Therapeutics, Inc.*	2,456	37,086
Deciphera Pharmaceuticals, Inc.*	455	9,550
Denali Therapeutics, Inc. (x)*	2,529	52,249
Dicerna Pharmaceuticals, Inc.*	2,970	31,749
Dynavax Technologies Corp. (x)*	3,526	32,263
Eagle Pharmaceuticals, Inc.*	590	23,771
Editas Medicine, Inc. (x)*	2,583	58,763
Eidos Therapeutics, Inc. (x)*	374	5,146
Emergent BioSolutions, Inc.*	2,556	151,520
Enanta Pharmaceuticals, Inc.*	948	67,147
Epizyme, Inc.*	3,654	22,509
Equillium, Inc.*	465	3,794
Esperion Therapeutics, Inc. (x)*	1,295	59,570
Evelo Biosciences, Inc. (x)*	754	9,810
Fate Therapeutics, Inc.*	3,355	43,045
Fennec Pharmaceuticals, Inc.*	628	4,007
FibroGen, Inc.*	4,170	192,988
Five Prime Therapeutics, Inc.*	1,864	17,335
Flexion Therapeutics, Inc. (x)*	1,907	21,587
Fortress Biotech, Inc. (x)*	2,082	1,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Forty Seven, Inc. (x)*	430	$6,760
G1 Therapeutics, Inc.*	1,331	25,489
Genomic Health, Inc.*	1,152	74,200
Geron Corp. (x)*	9,003	9,003
Global Blood Therapeutics, Inc.*	2,828	116,089
GlycoMimetics, Inc.*	1,899	17,984
Gritstone Oncology, Inc. (x)*	379	5,856
GTx, Inc. (x)*	258	201
Halozyme Therapeutics, Inc.*	6,738	98,577
Heron Therapeutics, Inc.*	3,846	99,765
Homology Medicines, Inc.*	932	20,839
Idera Pharmaceuticals, Inc. (x)*	1,088	3,014
Immune Design Corp.*	2,116	2,751
ImmunoGen, Inc.*	7,980	38,304
Immunomedics, Inc. (x)*	8,212	117,185
Inovio Pharmaceuticals, Inc.*	4,587	18,348
Insmed, Inc.*	4,334	56,862
Insys Therapeutics, Inc. (x)*	1,581	5,533
Intellia Therapeutics, Inc.*	1,879	25,648
Intercept Pharmaceuticals, Inc.*	1,240	124,980
Intrexon Corp.*	3,934	25,728
Invitae Corp.*	3,610	39,927
Iovance Biotherapeutics, Inc.*	5,865	51,905
Ironwood Pharmaceuticals, Inc.*	7,847	81,295
Jounce Therapeutics, Inc.*	777	2,618
Kadmon Holdings, Inc. (x)*	5,462	11,361
Karyopharm Therapeutics, Inc.*	2,742	25,693
Kezar Life Sciences, Inc. (x)*	271	6,396
Kindred Biosciences, Inc.*	1,972	21,593
Kiniksa Pharmaceuticals Ltd., Class A (x)*	342	9,607
Kodiak Sciences, Inc. (x)*	751	5,332
Kura Oncology, Inc.*	1,405	19,726
La Jolla Pharmaceutical Co. (x)*	1,213	11,439
Lexicon Pharmaceuticals, Inc. (x)*	2,455	16,301
Ligand Pharmaceuticals, Inc.*	1,169	158,633
LogicBio Therapeutics, Inc.*	571	5,938
Loxo Oncology, Inc.*	1,502	210,385
MacroGenics, Inc.*	2,218	28,169
Madrigal Pharmaceuticals, Inc. (x)*	387	43,623
MannKind Corp. (x)*	7,916	8,391
MediciNova, Inc. (x)*	2,221	18,146
MeiraGTx Holdings plc*	457	4,405
Mersana Therapeutics, Inc.*	580	2,366
Minerva Neurosciences, Inc.*	1,549	10,440
Miragen Therapeutics, Inc.*	1,446	4,381
Mirati Therapeutics, Inc.*	1,125	47,722
Molecular Templates, Inc. (x)*	493	1,992
Momenta Pharmaceuticals, Inc.*	4,317	47,660
Mustang Bio, Inc. (x)*	840	2,470
Myriad Genetics, Inc.*	3,883	112,879
NantKwest, Inc. (x)*	1,887	2,189
Natera, Inc.*	1,837	25,644
NewLink Genetics Corp.*	1,828	2,779
Novavax, Inc. (x)*	21,559	39,669
Nymox Pharmaceutical Corp.*	1,732	2,269
OPKO Health, Inc. (x)*	18,199	54,779
Organovo Holdings, Inc. (x)*	6,115	5,853
Ovid therapeutics, Inc.*	915	2,214
Palatin Technologies, Inc. (x)*	9,900	7,013
PDL BioPharma, Inc.*	7,763	22,513
Pfenex, Inc.*	1,191	3,799
Pieris Pharmaceuticals, Inc.*	2,929	7,791
PolarityTE, Inc. (x)*	489	6,597
Portola Pharmaceuticals, Inc. (x)*	3,594	70,155
Principia Biopharma, Inc. (x)*	314	8,600
Progenics Pharmaceuticals, Inc.*	4,269	17,930
Proteostasis Therapeutics, Inc.*	2,534	8,210
Prothena Corp. plc*	2,297	23,659
PTC Therapeutics, Inc.*	2,562	87,928
Puma Biotechnology, Inc. (x)*	1,649	33,557
Ra Pharmaceuticals, Inc.*	725	13,195
Radius Health, Inc.*	2,293	37,812
Recro Pharma, Inc.*	830	5,893
REGENXBIO, Inc.*	1,768	74,168
Repligen Corp.*	2,174	114,657
Replimune Group, Inc. (x)*	400	4,000
Retrophin, Inc.*	2,263	51,212
Rhythm Pharmaceuticals, Inc.*	837	22,499
Rigel Pharmaceuticals, Inc.*	9,329	21,457
Rocket Pharmaceuticals, Inc. (x)*	1,178	17,458
Rubius Therapeutics, Inc. (x)*	658	10,581
Sangamo Therapeutics, Inc.*	5,739	65,884
Savara, Inc. (x)*	1,407	10,651
Scholar Rock Holding Corp. (x)*	330	7,580
Selecta Biosciences, Inc. (x)*	1,015	2,700
Seres Therapeutics, Inc.*	1,130	5,108
Solid Biosciences, Inc. (x)*	678	18,170
Sorrento Therapeutics, Inc. (x)*	6,031	14,474
Spark Therapeutics, Inc.*	1,780	69,669
Spectrum Pharmaceuticals, Inc.*	5,603	49,026
Spero Therapeutics, Inc.*	332	2,042
Spring Bank Pharmaceuticals, Inc.*	555	5,766
Stemline Therapeutics, Inc.*	1,561	14,829
Surface Oncology, Inc.*	411	1,743
Sutro Biopharma, Inc. (x)*	495	4,465
Syndax Pharmaceuticals, Inc.*	542	2,412
Synergy Pharmaceuticals, Inc. (x)*	14,039	1,599
Synlogic, Inc. (x)*	863	6,050
Syros Pharmaceuticals, Inc.*	1,383	7,703
T2 Biosystems, Inc. (x)*	1,434	4,316
TG Therapeutics, Inc. (x)*	3,348	13,727
Tocagen, Inc. (x)*	988	8,111
Translate Bio, Inc. (x)*	499	3,742
Twist Bioscience Corp. (x)*	274	6,327
Tyme Technologies, Inc. (x)*	5,758	21,247
Ultragenyx Pharmaceutical, Inc.*	2,621	113,961
UNITY Biotechnology, Inc. (x)*	1,346	21,886
Unum Therapeutics, Inc.*	1,183	5,205
Vanda Pharmaceuticals, Inc.*	2,904	75,881
Veracyte, Inc.*	1,447	18,203
Verastem, Inc. (x)*	3,811	12,805
Vericel Corp.*	2,384	41,482
Viking Therapeutics, Inc. (x)*	3,461	26,477
Vital Therapies, Inc. (x)*	1,704	317
Voyager Therapeutics, Inc.*	1,213	11,402
Xencor, Inc.*	2,616	94,595
XOMA Corp. (x)*	358	4,529
Y-mAbs Therapeutics, Inc. (x)*	376	7,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Zafgen, Inc.*	1,687	$8,351
ZIOPHARM Oncology, Inc. (x)*	7,727	14,449

		6,214,395

Health Care Equipment & Supplies (2.2%)
Accuray, Inc.*	5,175	17,647
AngioDynamics, Inc.*	2,044	41,146
Anika Therapeutics, Inc.*	817	27,459
Antares Pharma, Inc.*	8,062	21,929
AtriCure, Inc.*	2,029	62,087
Atrion Corp.	74	54,840
Avanos Medical, Inc.*	2,613	117,036
AxoGen, Inc.*	1,882	38,449
Axonics Modulation Technologies, Inc. (x)*	346	5,228
Cardiovascular Systems, Inc.*	1,877	53,476
Cerus Corp.*	7,128	36,139
CONMED Corp.	1,434	92,063
CryoLife, Inc.*	2,005	56,902
CryoPort, Inc. (x)*	1,400	15,442
Cutera, Inc.*	719	12,237
CytoSorbents Corp. (x)*	1,586	12,815
ElectroCore, Inc. (x)*	295	1,847
Endologix, Inc.*	5,166	3,699
FONAR Corp.*	372	7,529
GenMark Diagnostics, Inc.*	2,667	12,962
Glaukos Corp. (x)*	1,867	104,869
Globus Medical, Inc., Class A*	4,053	175,414
Haemonetics Corp.*	2,843	284,442
Helius Medical Technologies, Inc. (x)*	1,303	11,935
Heska Corp.*	336	28,930
Hill-Rom Holdings, Inc.	9,836	870,978
Inogen, Inc.*	987	122,556
Integer Holdings Corp.*	1,728	131,777
IntriCon Corp.*	402	10,605
Invacare Corp.	1,846	7,938
iRadimed Corp.*	189	4,623
iRhythm Technologies, Inc.*	1,342	93,242
Lantheus Holdings, Inc.*	2,099	32,849
LeMaitre Vascular, Inc.	824	19,479
LivaNova plc*	2,724	249,164
Meridian Bioscience, Inc.	2,396	41,595
Merit Medical Systems, Inc.*	2,981	166,370
Natus Medical, Inc.*	1,823	62,037
Neogen Corp.*	2,843	162,051
Neuronetics, Inc.*	345	6,676
Nevro Corp.*	1,647	64,052
Novocure Ltd.*	4,065	136,096
NuVasive, Inc.*	2,874	142,435
Nuvectra Corp.*	1,090	17,811
NxStage Medical, Inc.*	3,615	103,461
OraSure Technologies, Inc.*	3,402	39,735
Orthofix Medical, Inc.*	959	50,338
OrthoPediatrics Corp.*	387	13,499
Oxford Immunotec Global plc*	1,420	18,148
Pulse Biosciences, Inc. (x)*	561	6,429
Quidel Corp.*	1,913	93,393
Rockwell Medical, Inc. (x)*	2,985	6,746
RTI Surgical, Inc.*	3,557	13,161
SeaSpine Holdings Corp.*	935	17,054
Senseonics Holdings, Inc. (x)*	4,700	12,173
SI-BONE, Inc. (x)*	426	8,899
Sientra, Inc. (x)*	1,307	16,612
STAAR Surgical Co.*	2,457	78,403
STERIS plc	6,402	684,054
Surmodics, Inc.*	730	34,500
Tactile Systems Technology, Inc.*	979	44,593
Tandem Diabetes Care, Inc.*	2,850	108,214
TransEnterix, Inc. (x)*	8,796	19,879
Utah Medical Products, Inc.	205	17,031
Varex Imaging Corp.*	2,161	51,172
ViewRay, Inc. (x)*	3,355	20,365
Wright Medical Group NV*	6,845	186,321

		5,283,036

Health Care Providers & Services (1.2%)
AAC Holdings, Inc. (x)*	563	788
Addus HomeCare Corp.*	528	35,841
Amedisys, Inc.*	1,499	175,548
American Renal Associates Holdings, Inc. (x)*	728	8,387
AMN Healthcare Services, Inc.*	20,043	1,135,636
Apollo Medical Holdings, Inc.*	195	3,871
BioScrip, Inc.*	7,215	25,758
BioTelemetry, Inc.*	1,811	108,153
Brookdale Senior Living, Inc.*	10,554	70,712
Capital Senior Living Corp.*	1,548	10,526
Civitas Solutions, Inc.*	963	16,862
Community Health Systems, Inc. (x)*	5,496	15,499
CorVel Corp.*	504	31,107
Cross Country Healthcare, Inc.*	2,082	15,261
Diplomat Pharmacy, Inc. (x)*	3,208	43,180
Ensign Group, Inc. (The)	2,781	107,875
Genesis Healthcare, Inc.*	2,594	3,061
Guardant Health, Inc.*	806	30,297
HealthEquity, Inc.*	3,032	180,859
LHC Group, Inc.*	1,653	155,184
Magellan Health, Inc.*	1,392	79,191
National HealthCare Corp.	676	53,032
National Research Corp.	618	23,570
Owens & Minor, Inc.	3,473	21,984
Patterson Cos., Inc.	4,547	89,394
PetIQ, Inc.*	824	19,339
Providence Service Corp. (The)*	633	37,993
Quorum Health Corp.*	1,579	4,563
R1 RCM, Inc.*	5,631	44,766
RadNet, Inc.*	2,091	21,265
Select Medical Holdings Corp.*	5,862	89,982
Surgery Partners, Inc.*	924	9,046
Tenet Healthcare Corp.*	4,480	76,787
Tivity Health, Inc.*	2,258	56,021
Triple-S Management Corp., Class B*	1,248	21,703
US Physical Therapy, Inc.	701	71,747
Vapotherm, Inc.*	284	5,666

		2,900,454

Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc.*	9,745	93,942
Castlight Health, Inc., Class B*	3,979	8,634

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Computer Programs & Systems, Inc.	650	$16,315
Evolent Health, Inc., Class A*	3,816	76,129
HealthStream, Inc.	1,500	36,225
HMS Holdings Corp.*	4,503	126,669
Inovalon Holdings, Inc., Class A (x)*	3,886	55,103
Inspire Medical Systems, Inc.*	651	27,505
Medidata Solutions, Inc.*	3,225	217,430
NantHealth, Inc. (x)*	1,099	598
NextGen Healthcare Information Systems LLC*	2,978	45,117
Omnicell, Inc.*	2,171	132,952
Simulations Plus, Inc.	652	12,975
Tabula Rasa HealthCare, Inc.*	977	62,294
Teladoc Health, Inc.*	3,748	185,788
Vocera Communications, Inc.*	1,648	64,849

		1,162,525

Life Sciences Tools & Services (1.0%)
Accelerate Diagnostics, Inc. (x)*	1,484	17,066
Cambrex Corp.*	29,210	1,102,969
ChromaDex Corp. (x)*	2,151	7,378
Codexis, Inc.*	2,870	47,929
Enzo Biochem, Inc.*	2,476	6,883
Fluidigm Corp.*	1,524	13,137
Harvard Bioscience, Inc.*	1,786	5,679
Luminex Corp.	2,342	54,124
Medpace Holdings, Inc.*	1,212	64,151
NanoString Technologies, Inc.*	1,270	18,834
NeoGenomics, Inc.*	3,526	44,463
Pacific Biosciences of California, Inc.*	7,544	55,826
Quanterix Corp.*	441	8,075
Syneos Health, Inc.*	23,954	942,590

		2,389,104

Pharmaceuticals (0.8%)
Aclaris Therapeutics, Inc. (x)*	2,231	16,487
Aerie Pharmaceuticals, Inc.*	2,015	72,742
Akcea Therapeutics, Inc. (x)*	716	21,580
Akorn, Inc.*	5,283	17,909
Amneal Pharmaceuticals, Inc. (x)*	4,913	66,473
Amphastar Pharmaceuticals, Inc.*	2,034	40,477
Ampio Pharmaceuticals, Inc. (x)*	4,411	1,741
ANI Pharmaceuticals, Inc.*	453	20,394
Aquestive Therapeutics, Inc.*	275	1,733
Aratana Therapeutics, Inc.*	2,512	15,399
Arvinas, Inc. (x)*	376	4,832
Assembly Biosciences, Inc.*	1,161	26,262
Assertio Therapeutics, Inc.*	3,564	12,866
Clearside Biomedical, Inc.*	1,579	1,690
Collegium Pharmaceutical, Inc. (x)*	1,658	28,468
Corcept Therapeutics, Inc. (x)*	5,528	73,854
Cymabay Therapeutics, Inc.*	3,327	26,184
Dermira, Inc.*	1,927	13,855
Dova Pharmaceuticals, Inc. (x)*	666	5,048
Durect Corp.*	8,128	3,927
Eloxx Pharmaceuticals, Inc. (x)*	1,212	14,556
Endo International plc*	12,517	91,374
Evolus, Inc. (x)*	497	5,914
Horizon Pharma plc*	9,348	182,660
Innovate Biopharmaceuticals, Inc. (x)*	1,035	2,391
Innoviva, Inc.*	3,860	67,357
Intersect ENT, Inc.*	1,673	47,145
Intra-Cellular Therapies, Inc.*	2,432	27,700
Kala Pharmaceuticals, Inc.*	770	3,765
Lannett Co., Inc.*	1,703	8,447
Liquidia Technologies, Inc.*	262	5,675
Mallinckrodt plc*	4,655	73,549
Marinus Pharmaceuticals, Inc.*	2,042	5,861
Medicines Co. (The) (x)*	3,896	74,569
Melinta Therapeutics, Inc.*	1,814	1,438
Menlo Therapeutics, Inc.*	344	1,417
MyoKardia, Inc.*	1,898	92,736
Neos Therapeutics, Inc.*	1,641	2,708
Ocular Therapeutix, Inc.*	1,818	7,236
Odonate Therapeutics, Inc. (x)*	395	5,562
Omeros Corp. (x)*	2,535	28,240
Optinose, Inc. (x)*	909	5,636
Osmotica Pharmaceuticals plc (x)*	627	4,859
Pacira Pharmaceuticals, Inc.*	2,205	94,859
Paratek Pharmaceuticals, Inc. (x)*	1,787	9,167
Phibro Animal Health Corp., Class A	1,096	35,247
Prestige Consumer Healthcare, Inc.*	2,903	89,645
Reata Pharmaceuticals, Inc., Class A*	1,044	58,568
resTORbio, Inc. (x)*	334	2,879
Revance Therapeutics, Inc.*	1,858	37,402
scPharmaceuticals, Inc. (x)*	319	1,199
Sienna Biopharmaceuticals, Inc.*	829	1,923
SIGA Technologies, Inc. (x)*	2,920	23,068
Supernus Pharmaceuticals, Inc.*	2,719	90,325
Teligent, Inc. (x)*	2,726	3,735
Tetraphase Pharmaceuticals, Inc.*	2,848	3,218
TherapeuticsMD, Inc. (x)*	10,135	38,614
Theravance Biopharma, Inc. (x)*	2,369	60,623
Tricida, Inc.*	642	15,138
Verrica Pharmaceuticals, Inc.*	300	2,445
WaVe Life Sciences Ltd.*	997	41,914
Xeris Pharmaceuticals, Inc.*	356	6,052
Zogenix, Inc. (x)*	2,340	85,316
Zomedica Pharmaceuticals Corp. (x)*	1,491	1,834

		1,935,887

Total Health Care		19,885,401

Industrials (16.7%)
Aerospace & Defense (1.6%)
AAR Corp.	38,076	1,421,758
Aerojet Rocketdyne Holdings, Inc.*	3,882	136,763
Aerovironment, Inc.*	1,202	81,676
Astronics Corp.*	1,195	36,388
Axon Enterprise, Inc.*	3,215	140,656
Cubic Corp.	1,400	75,236
Ducommun, Inc.*	597	21,683

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Engility Holdings, Inc.*	1,028	$29,257
Esterline Technologies Corp.*	7,254	880,998
KeyW Holding Corp. (The)*	2,342	15,668
Kratos Defense & Security Solutions, Inc.*	4,884	68,816
Maxar Technologies Ltd.	3,204	38,320
Mercury Systems, Inc.*	2,659	125,744
Moog, Inc., Class A	1,721	133,343
National Presto Industries, Inc.	282	32,971
Sparton Corp.*	589	10,714
Triumph Group, Inc.	2,800	32,200
Vectrus, Inc.*	674	14,545
Wesco Aircraft Holdings, Inc.*	74,661	589,822

		3,886,558

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	3,197	72,924
Atlas Air Worldwide Holdings, Inc.*	1,333	56,239
Echo Global Logistics, Inc.*	1,550	31,511
Forward Air Corp.	1,559	85,511
Hub Group, Inc., Class A*	1,839	68,172
Radiant Logistics, Inc.*	2,170	9,223

		323,580

Airlines (0.2%)
Allegiant Travel Co.	711	71,256
Hawaiian Holdings, Inc.	2,804	74,054
Mesa Air Group, Inc.*	538	4,148
SkyWest, Inc.	2,839	126,250
Spirit Airlines, Inc.*	3,792	219,633

		495,341

Building Products (2.4%)
AAON, Inc.	2,312	81,059
Advanced Drainage Systems, Inc.	2,020	48,985
American Woodmark Corp.*	799	44,488
Apogee Enterprises, Inc.	1,561	46,596
Armstrong Flooring, Inc.*	1,130	13,379
Builders FirstSource, Inc.*	5,919	64,576
Caesarstone Ltd. (x)	1,309	17,776
Continental Building Products, Inc.*	2,054	52,274
CSW Industrials, Inc.*	870	42,065
Gibraltar Industries, Inc.*	95,111	3,385,001
Griffon Corp.	1,889	19,740
Insteel Industries, Inc.	26,251	637,374
JELD-WEN Holding, Inc.*	3,835	54,495
Masonite International Corp.*	1,520	68,142
NCI Building Systems, Inc.*	2,465	17,871
Patrick Industries, Inc.*	1,338	39,618
PGT Innovations, Inc.*	3,057	48,454
Quanex Building Products Corp.	2,009	27,302
Simpson Manufacturing Co., Inc.	4,316	233,625
Trex Co., Inc.*	3,305	196,185
Universal Forest Products, Inc.	19,300	501,028

		5,640,033

Commercial Services & Supplies (2.5%)
ABM Industries, Inc.	3,761	120,766
ACCO Brands Corp.	5,922	40,151
Advanced Disposal Services, Inc.*	4,084	97,771
Brady Corp., Class A	2,630	114,300
BrightView Holdings, Inc.*	1,341	13,692
Brink’s Co. (The)	2,809	181,602
Casella Waste Systems, Inc., Class A*	2,198	62,621
CECO Environmental Corp.*	1,795	12,116
Charah Solutions, Inc.*	795	6,638
Cimpress NV*	1,230	127,207
Covanta Holding Corp.	6,696	89,860
Deluxe Corp.	2,663	102,366
Ennis, Inc.	1,179	22,696
Essendant, Inc.	2,086	26,242
Healthcare Services Group, Inc. (x)	4,142	166,425
Heritage-Crystal Clean, Inc.*	896	20,617
Herman Miller, Inc.	3,375	102,094
HNI Corp.	2,473	87,618
Interface, Inc.	3,365	47,951
Kimball International, Inc., Class B	2,035	28,877
Knoll, Inc.	2,753	45,369
LSC Communications, Inc.	2,042	14,294
Matthews International Corp., Class A	1,772	71,979
McGrath RentCorp	51,576	2,655,132
Mobile Mini, Inc.	2,543	80,740
MSA Safety, Inc.	1,858	175,154
Multi-Color Corp.	787	27,616
NL Industries, Inc.*	460	1,615
PICO Holdings, Inc.*	1,145	10,465
Pitney Bowes, Inc.	10,657	62,983
Quad/Graphics, Inc. (x)	1,708	21,042
RR Donnelley & Sons Co.	4,108	16,268
SP Plus Corp.*	1,266	37,398
Steelcase, Inc., Class A	4,539	67,313
Team, Inc. (x)*	58,372	855,150
Tetra Tech, Inc.	3,142	162,661
UniFirst Corp.	811	116,030
US Ecology, Inc.	1,242	78,221
Viad Corp.	1,157	57,954
VSE Corp.	502	15,015

		6,044,009

Construction & Engineering (0.4%)
Aegion Corp.*	1,815	29,621
Ameresco, Inc., Class A*	1,237	17,442
Argan, Inc.	843	31,899
Comfort Systems USA, Inc.	2,047	89,413
Dycom Industries, Inc.*	1,677	90,625
EMCOR Group, Inc.	3,237	193,216
Granite Construction, Inc.	2,361	95,101
Great Lakes Dredge & Dock Corp.*	3,089	20,449
HC2 Holdings, Inc. (x)*	2,032	5,364
IES Holdings, Inc.*	494	7,682
Infrastructure and Energy Alternatives, Inc.*	956	7,830
KBR, Inc.	7,978	121,106
MasTec, Inc.*	3,462	140,419
MYR Group, Inc.*	935	26,339
Northwest Pipe Co.*	566	13,182

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
NV5 Global, Inc.*	521	$31,546
Orion Group Holdings, Inc.*	1,505	6,456
Primoris Services Corp.	2,114	40,441
Sterling Construction Co., Inc.*	1,564	17,032
Tutor Perini Corp.*	2,004	32,004
Willscot Corp.*	1,885	17,757

		1,034,924

Electrical Equipment (1.8%)
Allied Motion Technologies, Inc.	390	17,429
Atkore International Group, Inc.*	2,214	43,926
AZZ, Inc.	1,462	59,006
Babcock & Wilcox Enterprises, Inc. (x)*	1,872	731
Encore Wire Corp.	9,486	476,007
Energous Corp. (x)*	1,175	6,803
EnerSys	2,380	184,712
Enphase Energy, Inc. (x)*	4,863	23,002
FuelCell Energy, Inc. (x)*	4,485	2,469
Generac Holdings, Inc.*	3,379	167,936
Plug Power, Inc. (x)*	12,153	15,070
Powell Industries, Inc.	486	12,155
Preformed Line Products Co.	98	5,317
Regal Beloit Corp.	46,455	3,254,173
Sunrun, Inc.*	5,362	58,392
Thermon Group Holdings, Inc.*	1,787	36,240
TPI Composites, Inc.*	814	20,008
Vicor Corp.*	997	37,677
Vivint Solar, Inc.*	1,424	5,425

		4,426,478

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	7,200	723,744
Raven Industries, Inc.	1,999	72,344

		796,088

Machinery (4.5%)
Actuant Corp., Class A	3,215	67,483
Alamo Group, Inc.	547	42,294
Albany International Corp., Class A	1,620	101,137
Altra Industrial Motion Corp.	3,358	84,454
Astec Industries, Inc.	18,011	543,752
Barnes Group, Inc.	2,663	142,790
Blue Bird Corp.*	813	14,789
Briggs & Stratton Corp.	2,434	31,837
Chart Industries, Inc.*	1,738	113,022
CIRCOR International, Inc.	897	19,106
Columbus McKinnon Corp.	1,253	37,765
Commercial Vehicle Group, Inc.*	1,537	8,761
DMC Global, Inc.	770	27,042
Douglas Dynamics, Inc.	1,271	45,616
Eastern Co. (The)	334	8,076
Energy Recovery, Inc. (x)*	2,192	14,752
EnPro Industries, Inc.	1,140	68,514
ESCO Technologies, Inc.	1,448	95,496
Evoqua Water Technologies Corp.*	4,274	41,030
Federal Signal Corp.	19,069	379,473
Franklin Electric Co., Inc.	2,452	105,142
FreightCar America, Inc.*	650	4,349
Gencor Industries, Inc.*	453	4,969
Global Brass & Copper Holdings, Inc.	1,147	28,847
Gorman-Rupp Co. (The)	1,013	32,831
Graham Corp.	513	11,717
Greenbrier Cos., Inc. (The)	15,586	616,270
Harsco Corp.*	4,463	88,635
Hillenbrand, Inc.	3,496	132,603
Hurco Cos., Inc.	337	12,031
Hyster-Yale Materials Handling, Inc.	514	31,847
John Bean Technologies Corp.	1,756	126,098
Kadant, Inc.	614	50,016
Kennametal, Inc.	30,041	999,765
LB Foster Co., Class A*	502	7,982
Lindsay Corp.	609	58,616
Lydall, Inc.*	974	19,782
Manitex International, Inc.*	778	4,419
Manitowoc Co., Inc. (The)*	30,987	457,678
Meritor, Inc.*	4,433	74,962
Milacron Holdings Corp.*	3,905	46,430
Miller Industries, Inc.	699	18,873
Mueller Industries, Inc.	27,994	653,940
Mueller Water Products, Inc., Class A	298,928	2,720,245
Navistar International Corp.*	2,748	71,311
NN, Inc.	2,414	16,198
Omega Flex, Inc.	132	7,137
Oshkosh Corp.	14,500	888,995
Park-Ohio Holdings Corp.	495	15,192
Proto Labs, Inc.*	1,530	172,569
RBC Bearings, Inc.*	1,326	173,839
REV Group, Inc. (x)	1,766	13,263
Rexnord Corp.*	5,648	129,622
Spartan Motors, Inc.	2,032	14,691
SPX Corp.*	2,380	66,664
SPX FLOW, Inc.*	2,332	70,939
Standex International Corp.	685	46,018
Sun Hydraulics Corp.	1,613	53,536
Tennant Co.	1,008	52,527
Titan International, Inc.	89,345	416,348
TriMas Corp.*	2,575	70,272
Twin Disc, Inc.*	507	7,478
Wabash National Corp.	2,838	37,121
Watts Water Technologies, Inc., Class A	1,537	99,183
Woodward, Inc.	2,991	222,201

		10,840,340

Marine (0.1%)
Costamare, Inc.	2,581	11,331
Eagle Bulk Shipping, Inc.*	2,773	12,784
Genco Shipping & Trading Ltd.*	450	3,550
Matson, Inc.	2,402	76,912
Safe Bulkers, Inc.*	2,881	5,128
Scorpio Bulkers, Inc.	3,470	19,189

		128,894

Professional Services (1.4%)
Acacia Research Corp.*	3,153	9,396
ASGN, Inc.*	2,841	154,834
Barrett Business Services, Inc.	416	23,816
BG Staffing, Inc.	446	9,210

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CBIZ, Inc.*	2,897	$57,071
CRA International, Inc.	425	18,084
Exponent, Inc.	2,879	145,994
Forrester Research, Inc.	569	25,434
Franklin Covey Co.*	513	11,455
FTI Consulting, Inc.*	2,129	141,877
GP Strategies Corp.*	716	9,029
Heidrick & Struggles International, Inc.	1,017	31,720
Huron Consulting Group, Inc.*	36,873	1,891,954
ICF International, Inc.	1,020	66,076
InnerWorkings, Inc.*	2,571	9,615
Insperity, Inc.	2,148	200,537
Kelly Services, Inc., Class A	1,721	35,246
Kforce, Inc.	1,136	35,125
Korn/Ferry International	3,195	126,330
Mistras Group, Inc.*	966	13,891
Navigant Consulting, Inc.	2,240	53,872
Resources Connection, Inc.	1,822	25,872
TriNet Group, Inc.*	2,421	101,561
TrueBlue, Inc.*	2,115	47,059
WageWorks, Inc.*	2,250	61,110
Willdan Group, Inc.*	471	16,476

		3,322,644

Road & Rail (0.9%)
ArcBest Corp.	1,408	48,238
Avis Budget Group, Inc.*	3,730	83,850
Covenant Transportation Group, Inc., Class A*	672	12,902
Daseke, Inc.*	2,261	8,321
Heartland Express, Inc.	87,993	1,610,272
Hertz Global Holdings, Inc.*	3,010	41,087
Marten Transport Ltd.	2,135	34,566
PAM Transportation Services, Inc.*	112	4,414
Saia, Inc.*	1,350	75,357
Universal Logistics Holdings, Inc.	479	8,665
US Xpress Enterprises, Inc., Class A*	1,141	6,401
USA Truck, Inc.*	436	6,527
Werner Enterprises, Inc.	2,649	78,251
YRC Worldwide, Inc.*	1,914	6,029

		2,024,880

Trading Companies & Distributors (0.5%)
Aircastle Ltd.	2,776	47,858
Applied Industrial Technologies, Inc.	2,127	114,730
Beacon Roofing Supply, Inc.*	3,857	122,344
BlueLinx Holdings, Inc. (x)*	500	12,355
BMC Stock Holdings, Inc.*	3,478	53,839
CAI International, Inc.*	1,024	23,788
DXP Enterprises, Inc.*	903	25,140
EVI Industries, Inc. (x)	207	6,903
Foundation Building Materials, Inc.*	799	6,640
GATX Corp.	2,126	150,542
General Finance Corp.*	498	5,035
GMS, Inc.*	1,830	27,194
H&E Equipment Services, Inc.	1,798	36,715
Herc Holdings, Inc.*	1,378	35,814
Kaman Corp.	1,530	85,818
Lawson Products, Inc.*	383	12,103
MRC Global, Inc.*	4,658	56,967
Nexeo Solutions, Inc.*	1,597	13,718
NOW, Inc.*	6,092	70,911
Rush Enterprises, Inc., Class A	1,646	56,754
Rush Enterprises, Inc., Class B	293	10,431
SiteOne Landscape Supply, Inc.*	2,261	124,965
Systemax, Inc.	658	15,720
Textainer Group Holdings Ltd.*	1,512	15,060
Titan Machinery, Inc.*	1,050	13,807
Triton International Ltd.	2,799	86,965
Veritiv Corp.*	649	16,206
Willis Lease Finance Corp.*	267	9,238

		1,257,560

Total Industrials		40,221,329

Information Technology (13.0%)
Communications Equipment (1.8%)
Acacia Communications, Inc.*	1,545	58,710
ADTRAN, Inc.	2,557	27,462
Aerohive Networks, Inc.*	1,598	5,209
Applied Optoelectronics, Inc. (x)*	1,088	16,788
CalAmp Corp.*	1,906	24,797
Calix, Inc.*	2,454	23,926
Casa Systems, Inc.*	1,496	19,642
Ciena Corp.*	8,095	274,501
Clearfield, Inc.*	765	7,589
Comtech Telecommunications Corp.	1,341	32,640
DASAN Zhone Solutions, Inc.*	282	3,923
Digi International, Inc.*	1,598	16,124
Extreme Networks, Inc.*	6,445	39,314
Finisar Corp.*	125,293	2,706,329
Harmonic, Inc.*	4,877	23,019
Infinera Corp.*	8,431	33,640
InterDigital, Inc.	1,956	129,937
KVH Industries, Inc.*	1,099	11,309
Lumentum Holdings, Inc.*	4,136	173,753
NETGEAR, Inc.*	1,726	89,804
NetScout Systems, Inc.*	4,122	97,403
Plantronics, Inc.	1,875	62,063
Quantenna Communications, Inc.*	1,864	26,748
Ribbon Communications, Inc.*	2,940	14,171
ViaSat, Inc. (x)*	3,090	182,156
Viavi Solutions, Inc.*	12,655	127,183

		4,228,140

Electronic Equipment, Instruments & Components (3.1%)
Anixter International, Inc.*	1,578	85,701
Arlo Technologies, Inc. (x)*	641	6,397
AVX Corp.	2,474	37,728
Badger Meter, Inc.	1,512	74,406
Bel Fuse, Inc., Class B	595	10,960
Belden, Inc.	2,250	93,982
Benchmark Electronics, Inc.	2,318	49,095
Coherent, Inc.*	17,939	1,896,332
Control4 Corp.*	1,460	25,696
CTS Corp.	1,822	47,172
Daktronics, Inc.	2,028	15,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Electro Scientific Industries, Inc.*	1,853	$55,516
ePlus, Inc.*	748	53,235
Fabrinet*	2,014	103,338
FARO Technologies, Inc.*	944	38,364
Fitbit, Inc., Class A*	11,680	58,050
II-VI, Inc.*	3,494	113,415
Insight Enterprises, Inc.*	1,995	81,296
Iteris, Inc.*	1,412	5,267
Itron, Inc.*	1,787	84,507
KEMET Corp.	3,202	56,163
Kimball Electronics, Inc.*	1,471	22,786
Knowles Corp.*	4,930	65,618
Maxwell Technologies, Inc. (x)*	1,926	3,987
Mesa Laboratories, Inc.	191	39,802
Methode Electronics, Inc.	1,810	42,155
MTS Systems Corp.	1,018	40,852
Napco Security Technologies, Inc.*	709	11,167
nLight, Inc.*	1,222	21,727
Novanta, Inc.*	1,820	114,660
OSI Systems, Inc.*	925	67,803
PAR Technology Corp.*	626	13,615
Park Electrochemical Corp.	1,093	19,751
PC Connection, Inc.	646	19,206
Plexus Corp.*	37,474	1,914,172
Rogers Corp.*	1,019	100,942
Sanmina Corp.*	3,782	90,995
ScanSource, Inc.*	1,449	49,817
SYNNEX Corp.	2,334	188,681
Tech Data Corp.*	2,100	171,801
TTM Technologies, Inc.*	5,288	51,452
Vishay Intertechnology, Inc.	7,362	132,590
Vishay Precision Group, Inc.*	566	17,110
Zebra Technologies Corp., Class A*	7,400	1,178,302

		7,370,618

IT Services (0.8%)
Brightcove, Inc.*	2,159	15,200
CACI International, Inc., Class A*	1,343	193,432
Carbonite, Inc.*	1,754	44,306
Cardtronics plc, Class A*	2,249	58,474
Cass Information Systems, Inc.	774	40,960
ConvergeOne Holdings, Inc.	1,375	17,023
CSG Systems International, Inc.	1,873	59,505
Endurance International Group Holdings, Inc.*	3,950	26,268
Everi Holdings, Inc.*	3,653	18,813
EVERTEC, Inc.	3,449	98,986
Evo Payments, Inc., Class A (x)*	1,251	30,862
Exela Technologies, Inc. (x)*	2,626	10,215
ExlService Holdings, Inc.*	1,798	94,611
GTT Communications, Inc. (x)*	2,372	56,122
Hackett Group, Inc. (The)	1,328	21,261
I3 Verticals, Inc., Class A (x)*	403	9,712
Information Services Group, Inc.*	1,996	8,463
Internap Corp.*	1,031	4,279
Limelight Networks, Inc.*	6,039	14,131
LiveRamp Holdings, Inc. (x)*	4,297	165,993
ManTech International Corp., Class A	1,404	73,422
MAXIMUS, Inc.	3,577	232,827
MoneyGram International, Inc.*	1,798	3,596
NIC, Inc.	3,655	45,615
Perficient, Inc.*	1,986	44,208
Perspecta, Inc.	8,024	138,173
PFSweb, Inc.*	801	4,109
Presidio, Inc.	2,026	26,439
PRGX Global, Inc.*	1,069	10,124
Science Applications International Corp.	2,353	149,886
ServiceSource International, Inc.*	4,666	5,039
Sykes Enterprises, Inc.*	2,026	50,103
Travelport Worldwide Ltd.	7,108	111,027
TTEC Holdings, Inc.	791	22,599
Tucows, Inc., Class A (x)*	536	32,192
Unisys Corp. (x)*	2,792	32,471
Virtusa Corp.*	1,590	67,718

		2,038,164

Semiconductors & Semiconductor Equipment (4.5%)
ACM Research, Inc., Class A (x)*	444	4,831
Adesto Technologies Corp. (x)*	1,002	4,409
Advanced Energy Industries, Inc.*	48,707	2,090,992
Alpha & Omega Semiconductor Ltd.*	625	6,369
Ambarella, Inc. (x)*	1,835	64,188
Amkor Technology, Inc.*	5,529	36,270
Aquantia Corp.*	1,183	10,375
Axcelis Technologies, Inc.*	1,740	30,972
AXT, Inc.*	2,287	9,948
Brooks Automation, Inc.	3,856	100,950
Cabot Microelectronics Corp.	1,599	152,465
CEVA, Inc.*	1,260	27,833
Cirrus Logic, Inc.*	3,405	112,978
Cohu, Inc.	2,307	37,073
Cree, Inc.*	5,687	243,261
Diodes, Inc.*	2,228	71,875
Entegris, Inc.	7,929	221,179
FormFactor, Inc.*	4,111	57,924
Ichor Holdings Ltd. (x)*	1,428	23,276
Impinj, Inc. (x)*	904	13,153
Inphi Corp.*	2,451	78,800
Integrated Device Technology, Inc.*	7,253	351,263
Kopin Corp.*	3,432	3,429
Kulicke & Soffa Industries, Inc.	15,700	318,239
Lattice Semiconductor Corp.*	6,803	47,077
MACOM Technology Solutions Holdings, Inc.*	2,561	37,160
MaxLinear, Inc.*	3,526	62,058
MKS Instruments, Inc.	9,316	601,907
Nanometrics, Inc.*	1,275	34,846
NeoPhotonics Corp.*	1,884	12,208
NVE Corp.	268	23,461
PDF Solutions, Inc.*	1,688	14,230
Photronics, Inc.*	3,632	35,158
Power Integrations, Inc.	1,598	97,446
Rambus, Inc.*	5,984	45,897
Rudolph Technologies, Inc.*	1,516	31,033
Semtech Corp.*	3,628	166,416
Silicon Laboratories, Inc.*	2,322	182,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
SMART Global Holdings, Inc. (x)*	525	$15,592
SunPower Corp. (x)*	3,475	17,271
Synaptics, Inc.*	71,862	2,673,985
Ultra Clean Holdings, Inc.*	2,187	18,524
Veeco Instruments, Inc.*	2,723	20,177
Versum Materials, Inc.	96,446	2,673,483
Xperi Corp.	2,658	48,881

		10,931,859

Software (2.7%)
8x8, Inc.*	5,418	97,741
A10 Networks, Inc.*	2,790	17,410
ACI Worldwide, Inc.*	6,401	177,116
Agilysys, Inc.*	656	9,407
Alarm.com Holdings, Inc.*	1,745	90,513
Altair Engineering, Inc., Class A*	1,356	37,398
Alteryx, Inc., Class A (x)*	1,638	97,412
Amber Road, Inc.*	1,207	9,934
American Software, Inc., Class A	1,687	17,629
Anaplan, Inc.*	983	26,089
Appfolio, Inc., Class A*	835	49,449
Apptio, Inc., Class A (x)*	1,904	72,276
Asure Software, Inc. (x)*	549	2,789
Avalara, Inc.*	477	14,859
Avaya Holdings Corp.*	5,909	86,035
Benefitfocus, Inc.*	1,247	57,013
Blackbaud, Inc.	2,701	169,893
Blackline, Inc.*	2,011	82,350
Bottomline Technologies DE, Inc.*	2,380	114,240
Box, Inc., Class A*	6,905	116,556
Carbon Black, Inc. (x)*	2,082	27,940
ChannelAdvisor Corp.*	1,378	15,640
Cision Ltd.*	3,599	42,108
Cloudera, Inc.*	5,850	64,701
CommVault Systems, Inc.*	2,225	131,475
Cornerstone OnDemand, Inc.*	3,024	152,500
Coupa Software, Inc.*	3,007	189,020
Digimarc Corp.*	613	8,888
Domo, Inc., Class B*	436	8,559
Ebix, Inc. (x)	1,362	57,967
eGain Corp.*	987	6,485
Ellie Mae, Inc. (x)*	1,935	121,576
Envestnet, Inc.*	2,503	123,123
Everbridge, Inc.*	1,481	84,062
Five9, Inc.*	3,210	140,341
ForeScout Technologies, Inc.*	1,630	42,364
Fusion Connect, Inc. (x)*	1,144	1,922
Hortonworks, Inc.*	3,880	55,950
HubSpot, Inc.*	2,031	255,358
Imperva, Inc.*	1,973	109,876
Instructure, Inc.*	1,767	66,280
j2 Global, Inc.	2,547	176,711
LivePerson, Inc.*	3,187	60,107
LogMeIn, Inc.	12,900	1,052,253
Majesco*	714	5,062
MicroStrategy, Inc., Class A*	539	68,857
MINDBODY, Inc., Class A*	2,430	88,452
Mitek Systems, Inc.*	1,879	20,312
MobileIron, Inc.*	3,998	18,351
Model N, Inc.*	1,444	19,104
Monotype Imaging Holdings, Inc.	2,401	37,264
New Relic, Inc.*	2,481	200,887
OneSpan, Inc.*	1,776	22,999
Park City Group, Inc. (x)*	738	4,406
Paylocity Holding Corp.*	1,609	96,878
Progress Software Corp.	2,528	89,719
PROS Holdings, Inc.*	1,737	54,542
Q2 Holdings, Inc.*	2,072	102,668
QAD, Inc., Class A	598	23,519
Qualys, Inc.*	1,908	142,604
Rapid7, Inc.*	2,034	63,379
Rimini Street, Inc.*	469	2,415
SailPoint Technologies Holding, Inc.*	3,831	89,990
SecureWorks Corp., Class A (x)*	567	9,577
SendGrid, Inc.*	1,614	69,676
ShotSpotter, Inc.*	407	12,690
SPS Commerce, Inc.*	921	75,872
SVMK, Inc.*	827	10,147
Telaria, Inc.*	2,425	6,620
Telenav, Inc.*	1,705	6,922
Tenable Holdings, Inc.*	698	15,489
TiVo Corp.	6,850	64,458
Trade Desk, Inc. (The), Class A*	1,858	215,639
Upland Software, Inc.*	883	24,000
Varonis Systems, Inc.*	1,569	83,000
Verint Systems, Inc.*	3,550	150,200
Veritone, Inc. (x)*	402	1,528
VirnetX Holding Corp. (x)*	3,148	7,555
Workiva, Inc.*	1,557	55,881
Yext, Inc.*	4,586	68,102
Zix Corp.*	2,988	17,121
Zscaler, Inc. (x)*	3,374	132,295

		6,519,495

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	6,177	62,820
Avid Technology, Inc.*	1,681	7,985
Cray, Inc.*	2,342	50,564
Diebold Nixdorf, Inc. (x)	4,318	10,752
Eastman Kodak Co. (x)*	1,052	2,683
Electronics For Imaging, Inc.*	2,501	62,025
Immersion Corp.*	1,449	12,983
Stratasys Ltd.*	2,849	51,310
USA Technologies, Inc.*	2,922	11,366

		272,488

Total Information Technology		31,360,764

Materials (5.5%)
Chemicals (1.7%)
Advanced Emissions Solutions, Inc. (x)	261	2,754
AdvanSix, Inc.*	1,732	42,157
AgroFresh Solutions, Inc. (x)*	1,755	6,652
American Vanguard Corp.	1,665	25,291
Amyris, Inc. (x)*	1,351	4,512
Balchem Corp.	1,791	140,325
Chase Corp.	390	39,020
Ferro Corp.*	4,702	73,727
Flotek Industries, Inc. (x)*	3,436	3,745
FutureFuel Corp.	1,197	18,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
GCP Applied Technologies, Inc.*	4,043	$99,256
Hawkins, Inc.	536	21,949
HB Fuller Co.	2,693	114,910
Ingevity Corp.*	3,673	307,393
Innophos Holdings, Inc.	1,078	26,443
Innospec, Inc.	1,289	79,609
Intrepid Potash, Inc.*	5,841	15,187
Koppers Holdings, Inc.*	1,159	19,749
Kraton Corp.*	1,749	38,198
Kronos Worldwide, Inc.	1,331	15,333
LSB Industries, Inc.*	1,302	7,187
Marrone Bio Innovations, Inc. (x)*	2,971	4,367
Minerals Technologies, Inc.	42,230	2,168,088
OMNOVA Solutions, Inc.*	2,464	18,061
PolyOne Corp.	4,458	127,499
PQ Group Holdings, Inc.*	2,059	30,494
Quaker Chemical Corp.	728	129,373
Rayonier Advanced Materials, Inc.	2,784	29,650
Sensient Technologies Corp.	2,370	132,365
Stepan Co.	1,118	82,732
Trecora Resources*	1,141	8,900
Tredegar Corp.	1,449	22,981
Trinseo SA	2,385	109,185
Tronox Ltd., Class A	5,297	41,211
Valhi, Inc.	1,231	2,376

		4,009,663

Construction Materials (0.1%)
Forterra, Inc. (x)*	1,012	3,805
Summit Materials, Inc., Class A*	6,206	76,954
United States Lime & Minerals, Inc.	105	7,455
US Concrete, Inc. (x)*	911	32,140

		120,354

Containers & Packaging (0.0%)
Greif, Inc., Class A	1,325	49,171
Greif, Inc., Class B	323	14,341
Myers Industries, Inc.	1,953	29,510
UFP Technologies, Inc.*	388	11,655

		104,677

Metals & Mining (3.2%)
AK Steel Holding Corp. (x)*	17,265	38,846
Allegheny Technologies, Inc.*	6,987	152,107
Carpenter Technology Corp.	64,196	2,286,020
Century Aluminum Co.*	2,767	20,227
Cleveland-Cliffs, Inc. (x)	16,177	124,401
Coeur Mining, Inc.*	10,146	45,353
Commercial Metals Co.	6,504	104,194
Compass Minerals International, Inc.	1,904	79,378
Gold Resource Corp.	3,091	12,364
Haynes International, Inc.	695	18,348
Hecla Mining Co.	24,928	58,830
Kaiser Aluminum Corp.	879	78,486
Livent Corp. (x)*	1,157	15,967
Materion Corp.	1,133	50,974
OceanaGold Corp.	962,650	3,511,571
Olympic Steel, Inc.	512	7,306
Ramaco Resources, Inc. (x)*	498	2,465
Reliance Steel & Aluminum Co.	12,300	875,391
Ryerson Holding Corp.*	738	4,679
Schnitzer Steel Industries, Inc., Class A	1,477	31,829
SunCoke Energy, Inc.*	3,736	31,943
Synalloy Corp.	421	6,984
Tahoe Resources, Inc.*	17,540	64,021
TimkenSteel Corp.*	2,316	20,242
Universal Stainless & Alloy Products, Inc.*	374	6,062
Warrior Met Coal, Inc.	2,398	57,816
Worthington Industries, Inc.	2,330	81,177

		7,786,981

Paper & Forest Products (0.5%)
Boise Cascade Co.	1,980	47,223
Clearwater Paper Corp.*	933	22,737
Louisiana-Pacific Corp.	8,023	178,271
Neenah, Inc.	923	54,383
PH Glatfelter Co.	92,201	899,882
Schweitzer-Mauduit International, Inc.	1,745	43,712
Verso Corp., Class A*	1,964	43,994

		1,290,202

Total Materials		13,311,877

Real Estate (6.2%)
Equity Real Estate Investment Trusts (REITs) (5.9%)
Acadia Realty Trust (REIT)	4,478	106,397
Agree Realty Corp. (REIT)	1,854	109,608
Alexander & Baldwin, Inc. (REIT)*	3,617	66,480
Alexander’s, Inc. (REIT)	124	37,788
American Assets Trust, Inc. (REIT)	2,166	87,008
Americold Realty Trust (REIT) (x)	4,829	123,333
Armada Hoffler Properties, Inc. (REIT)	2,592	36,443
Ashford Hospitality Trust, Inc. (REIT)	4,801	19,204
Bluerock Residential Growth REIT, Inc. (REIT)	1,254	11,311
Braemar Hotels & Resorts, Inc. (REIT)	1,629	14,547
Brandywine Realty Trust (REIT)	92,100	1,185,327
BRT Apartments Corp. (REIT)	437	4,999
CareTrust REIT, Inc. (REIT)	4,065	75,040
CatchMark Timber Trust, Inc. (REIT), Class A	2,757	19,575
CBL & Associates Properties, Inc. (REIT) (x)	9,595	18,422
Cedar Realty Trust, Inc. (REIT)	4,624	14,519
Chatham Lodging Trust (REIT)	2,582	45,650
Chesapeake Lodging Trust (REIT)	3,203	77,993
City Office REIT, Inc. (REIT)	2,075	21,269
Clipper Realty, Inc. (REIT)	979	12,796
Community Healthcare Trust, Inc. (REIT)	1,011	29,147

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CoreCivic, Inc. (REIT)	6,642	$118,427
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	689	22,792
CorePoint Lodging, Inc. (REIT)	2,358	28,885
Cousins Properties, Inc. (REIT)	23,574	186,235
DiamondRock Hospitality Co. (REIT)	11,370	103,240
Easterly Government Properties, Inc. (REIT)	3,364	52,747
EastGroup Properties, Inc. (REIT)	1,964	180,158
Farmland Partners, Inc. (REIT) (x)	1,753	7,959
First Industrial Realty Trust, Inc. (REIT)	6,850	197,691
Four Corners Property Trust, Inc. (REIT)	3,787	99,219
Franklin Street Properties Corp. (REIT)	5,442	33,904
Front Yard Residential Corp. (REIT)	2,905	25,361
GEO Group, Inc. (The) (REIT)	6,731	132,601
Getty Realty Corp. (REIT)	1,856	54,585
Gladstone Commercial Corp. (REIT)	1,600	28,672
Gladstone Land Corp. (REIT)	724	8,311
Global Medical REIT, Inc. (REIT)	961	8,543
Global Net Lease, Inc. (REIT)	3,895	68,630
Government Properties Income Trust (REIT) (x)	4,878	33,512
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	2,913	55,493
Healthcare Realty Trust, Inc. (REIT)	6,874	195,497
Hersha Hospitality Trust (REIT)	1,819	31,905
Highwoods Properties, Inc. (REIT)	44,500	1,721,705
Independence Realty Trust, Inc. (REIT)	4,978	45,698
Industrial Logistics Properties Trust (REIT) (x)	3,638	71,567
InfraREIT, Inc. (REIT)*	2,506	52,676
Innovative Industrial Properties, Inc. (REIT) (x)	360	16,340
Investors Real Estate Trust (REIT)	629	30,855
iStar, Inc. (REIT)	3,578	32,810
Jernigan Capital, Inc. (REIT)	946	18,750
Kite Realty Group Trust (REIT)	4,402	62,024
Lexington Realty Trust (REIT)	11,958	98,175
LTC Properties, Inc. (REIT)	37,327	1,555,789
Mack-Cali Realty Corp. (REIT)	5,046	98,851
MedEquities Realty Trust, Inc. (REIT)	1,603	10,965
Monmouth Real Estate Investment Corp. (REIT)	4,809	59,632
National Health Investors, Inc. (REIT)	2,294	173,289
National Storage Affiliates Trust (REIT)	3,165	83,746
New Senior Investment Group, Inc. (REIT)	4,173	17,193
NexPoint Residential Trust, Inc. (REIT)	933	32,702
NorthStar Realty Europe Corp. (REIT)	2,491	36,219
One Liberty Properties, Inc. (REIT)	909	22,016
Pebblebrook Hotel Trust (REIT)	7,597	215,071
Pennsylvania REIT (REIT)	3,959	23,516
Physicians Realty Trust (REIT)	10,288	164,917
Piedmont Office Realty Trust, Inc. (REIT), Class A	7,326	124,835
PotlatchDeltic Corp. (REIT)	3,732	118,080
Preferred Apartment Communities, Inc. (REIT), Class A (x)	2,147	30,187
PS Business Parks, Inc. (REIT)	1,081	141,611
QTS Realty Trust, Inc. (REIT), Class A	2,834	105,000
Retail Opportunity Investments Corp. (REIT)	6,235	99,012
Retail Properties of America, Inc. (REIT), Class A	209,995	2,278,446
Rexford Industrial Realty, Inc. (REIT)	5,071	149,442
RLJ Lodging Trust (REIT)	9,745	159,818
RPT Realty (REIT)	4,521	54,026
Ryman Hospitality Properties, Inc. (REIT)	2,439	162,657
Sabra Health Care REIT, Inc. (REIT)	9,993	164,685
Safety Income & Growth, Inc. (REIT) (x)	457	8,596
Saul Centers, Inc. (REIT)	661	31,212
Select Income REIT (REIT)	4,928	36,270
Seritage Growth Properties (REIT), Class A (x)	1,830	59,164
Spirit MTA REIT (REIT)	2,407	17,162
STAG Industrial, Inc. (REIT)	5,472	136,143
Summit Hotel Properties, Inc. (REIT)	5,737	55,821
Sunstone Hotel Investors, Inc. (REIT)	88,651	1,153,349
Tanger Factory Outlet Centers, Inc. (REIT)	5,200	105,144
Terreno Realty Corp. (REIT)	3,134	110,223
Tier REIT, Inc. (REIT)	2,788	57,516
UMH Properties, Inc. (REIT)	1,769	20,945
Universal Health Realty Income Trust (REIT)	741	45,475
Urban Edge Properties (REIT)	6,137	101,997
Urstadt Biddle Properties, Inc. (REIT), Class A	1,676	32,213
Washington Prime Group, Inc. (REIT)	10,309	50,102
Washington REIT (REIT)	4,462	102,626
Whitestone REIT (REIT)	2,145	26,298
Xenia Hotels & Resorts, Inc. (REIT)	6,280	108,016

		14,281,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Real Estate Management & Development (0.3%)
Altisource Portfolio Solutions SA*	583	$13,112
Consolidated-Tomoka Land Co.	218	11,445
Cushman & Wakefield plc*	2,529	36,595
Essential Properties Realty Trust, Inc. (REIT)	1,936	26,794
Forestar Group, Inc.*	556	7,701
FRP Holdings, Inc.*	401	18,450
Griffin Industrial Realty, Inc.	60	1,914
HFF, Inc., Class A	2,126	70,498
Kennedy-Wilson Holdings, Inc.	7,127	129,498
Marcus & Millichap, Inc.*	1,103	37,866
Maui Land & Pineapple Co., Inc.*	397	3,938
Newmark Group, Inc., Class A	8,357	67,023
RE/MAX Holdings, Inc., Class A	1,011	31,088
Redfin Corp. (x)*	4,411	63,518
RMR Group, Inc. (The), Class A	387	20,542
St Joe Co. (The)*	1,931	25,431
Stratus Properties, Inc.*	391	9,376
Tejon Ranch Co.*	1,174	19,465
Transcontinental Realty Investors, Inc. (x)*	124	3,512
Trinity Place Holdings, Inc.*	1,020	4,427

		602,193

Total Real Estate		14,883,993

Utilities (3.9%)
Electric Utilities (1.0%)
ALLETE, Inc.	2,822	215,093
El Paso Electric Co.	2,297	115,149
IDACORP, Inc.	15,764	1,466,998
MGE Energy, Inc.	1,939	116,262
Otter Tail Corp.	2,193	108,860
PNM Resources, Inc.	4,447	182,727
Portland General Electric Co.	5,023	230,305
Spark Energy, Inc., Class A (x)	628	4,666

		2,440,060

Gas Utilities (1.3%)
Chesapeake Utilities Corp.	895	72,763
New Jersey Resources Corp.	4,820	220,129
Northwest Natural Holding Co.	1,584	95,769
ONE Gas, Inc.	2,880	229,248
RGC Resources, Inc.	392	11,744
South Jersey Industries, Inc. (x)	4,796	133,329
Southwest Gas Holdings, Inc.	2,736	209,304
Spire, Inc.	29,522	2,186,990

		3,159,276

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	6,072	13,176
Clearway Energy, Inc., Class A	2,022	34,212
Clearway Energy, Inc., Class C	4,000	69,000
Ormat Technologies, Inc.	2,235	116,891
Pattern Energy Group, Inc., Class A	4,487	83,548
TerraForm Power, Inc., Class A	4,126	46,294

		363,121

Multi-Utilities (1.2%)
Avista Corp.	3,661	155,519
Black Hills Corp.	41,986	2,635,881
NorthWestern Corp.	2,764	164,292
Unitil Corp.	807	40,867

		2,996,559

Water Utilities (0.2%)
American States Water Co.	1,987	133,208
AquaVenture Holdings Ltd.*	563	10,635
Artesian Resources Corp., Class A	433	15,099
Cadiz, Inc. (x)*	1,274	13,122
California Water Service Group	2,614	124,583
Connecticut Water Service, Inc.	679	45,405
Consolidated Water Co. Ltd.	576	6,716
Global Water Resources, Inc.	477	4,837
Middlesex Water Co.	914	48,762
Pure Cycle Corp.*	984	9,771
SJW Group	972	54,063
York Water Co. (The)	700	22,442

		488,643

Total Utilities		9,447,659

Total Common Stocks (88.4%) (Cost $192,134,981)		213,032,909

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.5%)
Energy (0.4%)
Energy Equipment & Services (0.4%)
Unit Corp. 6.625%, 5/15/21	$1,057,000	964,552

Total Energy		964,552

Industrials (0.1%)
Machinery (0.1%)
Mueller Industries, Inc. 6.000%, 3/1/27	246,000	226,320

Total Industrials		226,320

Total Corporate Bonds		1,190,872

Total Long-Term Debt Securities (0.5%) (Cost $1,276,589)		1,190,872

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	1,566	2,349

Total Consumer Staples		2,349

Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	1,503	203

Total Health Care		203

Total Rights (0.0%) (Cost $—)		2,552

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.7%)
JPMorgan Prime Money Market Fund, IM Shares	13,581,074	$13,582,432

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.2%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,000,517, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,054,286. (xx)	$1,000,000	1,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $4,713,019, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $4,806,517. (xx)	4,712,268	4,712,268
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $300,043, collateralized by various Common Stocks; total market value $333,964. (xx)	300,000	300,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,800,295, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,836,000. (xx)	1,800,000	1,800,000

Total Repurchase Agreements		7,812,268

Total Short-Term Investments (8.9%) (Cost $21,396,226)		21,394,700

Total Investments in Securities (97.8%) (Cost $214,807,796)		235,621,033
Other Assets Less Liabilities (2.2%)		5,280,301

Net Assets (100%)		$240,901,334

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $3,887 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $8,781,002. This was collateralized by $1,222,835 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $7,812,268 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PNMAC Holdings Inc.	1,023	22,864	—	—	—	(1,115)	21,749	409	—
PennyMac Mortgage Investment Trust (REIT)	3,195	64,682	—	(14,712)	(1,809)	11,330	59,491	6,007	—

Total		87,546	—	(14,712)	(1,809)	10,215	81,240	6,416	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	106	3/2019	USD	7,149,700	46,194

					46,194

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$3,298,689	$—	$—	$3,298,689
Consumer Discretionary	19,717,631	—	—	19,717,631
Consumer Staples	6,569,347	1,934,445	—	8,503,792
Energy	4,116,405	2,130,110	—	6,246,515
Financials	46,155,259	—	—	46,155,259
Health Care	19,885,401	—	—	19,885,401
Industrials	40,221,329	—	—	40,221,329
Information Technology	31,360,764	—	—	31,360,764
Materials	13,311,877	—	—	13,311,877
Real Estate	14,882,079	1,914	—	14,883,993
Utilities	9,447,659	—	—	9,447,659
Corporate Bonds
Energy	—	964,552	—	964,552
Industrials	—	226,320	—	226,320
Futures	46,194	—	—	46,194
Rights
Consumer Staples	—	—	2,349	2,349
Health Care	—	—	203	203
Short-Term Investments
Investment Company	13,582,432	—	—	13,582,432
Repurchase Agreements	—	7,812,268	—	7,812,268

Total Assets	$222,595,066	$13,069,609	$2,552	$235,667,227

Total Liabilities	$—	$—	$—	$—

Total	$222,595,066	$13,069,609	$2,552	$235,667,227

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$46,194	*

Total		$46,194

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(3,527,227)	$(3,527,227)

Total	$(3,527,227)	$(3,527,227)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(182,733)	$(182,733)

Total	$(182,733)	$(182,733)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $25,652,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$91,424,199
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$111,448,871

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,589,893
Aggregate gross unrealized depreciation	(29,754,542)

Net unrealized appreciation	$20,835,351

Federal income tax cost of investments in securities and derivative instruments, if applicable	$214,831,876

For the year ended December 31, 2018, the Portfolio incurred approximately $9,456 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $101,084)	$81,240
Unaffiliated Issuers (Cost $206,894,444)	227,727,525
Repurchase Agreements (Cost $7,812,268)	7,812,268
Cash	12,773,103
Foreign cash (Cost $28)	25
Cash held as collateral at broker for futures	133,600
Dividends, interest and other receivables	358,155
Receivable for securities sold	109,289
Receivable for Portfolio shares sold	57,367
Due from broker for futures variation margin	47,334
Securities lending income receivable	9,318
Due from Custodian	8,995
Other assets	1,230

Total assets	249,119,449

LIABILITIES
Payable for return of collateral on securities loaned	7,812,268
Investment management fees payable	120,927
Payable for Portfolio shares redeemed	75,244
Payable for securities purchased	42,964
Distribution fees payable – Class IB	26,465
Administrative fees payable	26,023
Distribution fees payable – Class IA	527
Trustees’ fees payable	148
Accrued expenses	113,549

Total liabilities	8,218,115

NET ASSETS	$240,901,334

Net assets were comprised of:
Paid in capital	$227,898,075
Total distributable earnings (loss)	13,003,259

Net assets	$240,901,334

Class IA
Net asset value, offering and redemption price per share, $2,337,111 / 176,358 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.25

Class IB
Net asset value, offering and redemption price per share, $119,355,279 / 8,995,897 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.27

Class K
Net asset value, offering and redemption price per share, $119,208,944 / 9,000,066 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.25

(x)	Includes value of securities on loan of $8,781,002.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($6,416 of dividend income received from affiliates) (net of $10,989 foreign withholding tax)	$4,283,537
Interest	267,406
Securities lending (net)	224,187

Total income	4,775,130

EXPENSES
Investment management fees	2,041,994
Distribution fees – Class IB	376,434
Administrative fees	353,074
Custodian fees	134,000
Professional fees	54,939
Printing and mailing expenses	33,555
Distribution fees – Class IA	7,898
Trustees’ fees	7,105
Miscellaneous	13,230

Gross expenses	3,022,229
Less: Waiver from investment manager	(160,260)

Net expenses	2,861,969

NET INVESTMENT INCOME (LOSS)	1,913,161

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(1,809) of realized gain (loss) from affiliates)	32,158,468
Futures contracts	(3,527,227)
Foreign currency transactions	(1,781)

Net realized gain (loss)	28,629,460

Change in unrealized appreciation (depreciation) on:
Investments in securities ($10,215 of change in unrealized appreciation (depreciation) from affiliates)	(64,568,209)
Futures contracts	(182,733)
Foreign currency translations	(665)

Net change in unrealized appreciation (depreciation)	(64,751,607)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(36,122,147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,208,986)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,913,161	$1,593,289
Net realized gain (loss)	28,629,460	33,423,009
Net change in unrealized appreciation (depreciation)	(64,751,607)	(1,872,176)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,208,986)	33,144,122

Distributions to shareholders: (a)
Class IA	(357,989)	(324,713)
Class IB	(17,865,005)	(14,545,087)
Class K	(17,649,671)	(12,967,408)

Total distributions to shareholders	(35,872,665)	(27,837,208)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,016 and 20,535 shares, respectively ]	126,506	367,190
Capital shares issued in reinvestment of dividends and distributions [ 24,542 and 18,880 shares, respectively ]	357,989	324,713
Capital shares repurchased [ (57,119) and (51,871) shares, respectively ]	(1,005,320)	(917,825)

Total Class IA transactions	(520,825)	(225,922)

Class IB
Capital shares sold [ 574,014 and 951,668 shares, respectively ]	10,309,940	16,916,385
Capital shares issued in reinvestment of dividends and distributions [ 1,223,146 and 844,866 shares, respectively ]	17,865,005	14,545,087
Capital shares repurchased [ (1,907,938) and (2,293,843) shares, respectively ]	(33,826,627)	(40,675,525)

Total Class IB transactions	(5,651,682)	(9,214,053)

Class K
Capital shares sold [ 406,179 and 27,588 shares, respectively ]	6,359,345	483,513
Capital shares issued in reinvestment of dividends and distributions [ 1,213,980 and 754,178 shares, respectively ]	17,649,671	12,967,408
Capital shares repurchased [ (564,410) and (851,284) shares, respectively ]	(9,926,281)	(15,139,678)

Total Class K transactions	14,082,735	(1,688,757)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,910,228	(11,128,732)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,171,423)	(5,821,818)
NET ASSETS:
Beginning of year	303,072,757	308,894,575

End of year (b)	$240,901,334	$303,072,757

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $16,111, $720,920 and $946,948 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $308,602, $13,824,167 and $12,020,460 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $205,506 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016	2015	2014
Net asset value, beginning of year	$17.56	$17.32		$13.91	$14.92	$14.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	##	0.02	0.03	— #
Net realized and unrealized gain (loss)	(2.18)	1.92		3.45	(1.01)	0.31

Total from investment operations	(2.09)	1.99		3.47	(0.98)	0.31

Less distributions:
Dividends from net investment income	(0.10)	(0.09)		(0.06)	(0.03)	— #
Distributions from net realized gains	(2.12)	(1.66)		—	—	—

Total dividends and distributions	(2.22)	(1.75)		(0.06)	(0.03)	— #

Net asset value, end of year	$13.25	$17.56		$17.32	$13.91	$14.92

Total return	(12.86)%	11.72%		24.92%	(6.54)%	2.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,337	$3,545		$3,712	$3,249	$4,153
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%		1.13%	1.13%	1.14%
Before waivers and reimbursements (f)	1.15%	1.14%		1.15%	1.13%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.53%	0.42	%(aa)	0.15%	0.19%	0.01%
Before waivers and reimbursements (f)	0.48%	0.38	%(aa)	0.13%	0.19%	0.01%
Portfolio turnover rate^	36%	26%		23%	31%	17%

	Year Ended December 31,
Class IB	2018	2017		2016	2015	2014
Net asset value, beginning of year	$17.58	$17.33		$13.93	$14.94	$14.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	##	0.02	0.03	— #
Net realized and unrealized gain (loss)	(2.18)	1.93		3.44	(1.01)	0.31

Total from investment operations	(2.09)	2.00		3.46	(0.98)	0.31

Less distributions:
Dividends from net investment income	(0.10)	(0.09)		(0.06)	(0.03)	— #
Distributions from net realized gains	(2.12)	(1.66)		—	—	—

Total dividends and distributions	(2.22)	(1.75)		(0.06)	(0.03)	— #

Net asset value, end of year	$13.27	$17.58		$17.33	$13.93	$14.94

Total return	(12.83)%	11.77%		24.82%	(6.53)%	2.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,355	$160,058		$166,454	$138,752	$162,636
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%		1.13%	1.13%	1.14%
Before waivers and reimbursements (f)	1.15%	1.14%		1.15%	1.13%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.53%	0.42	%(bb)	0.16%	0.19%	0.02%
Before waivers and reimbursements (f)	0.48%	0.38	%(bb)	0.13%	0.19%	0.02%
Portfolio turnover rate^	36%	26%		23%	31%	17%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016	2015	2014
Net asset value, beginning of year	$17.56	$17.31		$13.91	$14.92	$14.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.12	##	0.06	0.06	0.04
Net realized and unrealized gain (loss)	(2.18)	1.92		3.44	(1.00)	0.31

Total from investment operations	(2.04)	2.04		3.50	(0.94)	0.35

Less distributions:
Dividends from net investment income	(0.15)	(0.13)		(0.10)	(0.07)	(0.04)
Distributions from net realized gains	(2.12)	(1.66)		—	—	—

Total dividends and distributions	(2.27)	(1.79)		(0.10)	(0.07)	(0.04)

Net asset value, end of year	$13.25	$17.56		$17.31	$13.91	$14.92

Total return	(12.61)%	12.05%		25.17%	(6.30)%	2.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,209	$139,469		$138,729	$127,379	$189,977
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%		0.88%	0.88%	0.89%
Before waivers and reimbursements (f)	0.91%	0.89%		0.90%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.79%	0.67	%(cc)	0.40%	0.43%	0.28%
Before waivers and reimbursements (f)	0.74%	0.62	%(cc)	0.38%	0.43%	0.28%
Portfolio turnover rate^	36%	26%		23%	31%	17%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05, $0.05, and $0.09 for Class IA, Class IB, and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.28% after waivers and reimbursements, and 0.23% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.28% after waivers and reimbursements, and 0.23% before waivers and reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.53% after waivers and reimbursements, and 0.48% before waivers and reimbursements.

See Notes to Financial Statements.

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(5.05)%	2.09%
AXA/Goldman Sachs Strategic Allocation Index	(3.38)	3.32
S&P 500® Index	(4.38)	7.35
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	0.99

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.05)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA/Goldman Sachs Strategic Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (3.38)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Given the turbulence of the fourth quarter and the consequent de-risking by many investors, 2018 saw a less steep climb in yields than many anticipated. After the 10-Year U.S. Treasury began the year yielding 2.41% and rose to 3.16% by the end of October, its yield ultimately fell to 2.69% by the end of the year. As a result of this shift in yields, Treasuries rallied by almost 2.7% in the month of December alone. Given the Portfolio’s sizeable allocation to U.S. Treasuries, this was a significant contributor to performance.

•	Relative to its benchmark, the Portfolio benefited from a broad strategic overweight to U.S. equities.

What hurt performance during the year:

•

Despite rallying markets during the first three quarters of 2018, the sharp market reversal in the fourth quarter caused global equity markets to end the year down. Consequently, the Portfolio’s equity allocations were a sizable headwind for results, with the largest detractors being U.S. large- and mid-cap equities and Europe equities.

•

Relative to its benchmark, the Portfolio’s allocation to U.S. mid- and small-cap equities detracted from performance, as U.S. large-cap equities outperformed their smaller market cap peers over the last year. While the Portfolio’s small-cap holdings benefited performance in the first half of the year, the market saw significant underperformance of small-caps relative to large-caps in the second half of 2018.

•

Throughout the one-year period, the Portfolio held modest cash allocations due to its volatility management strategy during February, April and in the fourth quarter. While this cash allocation benefited performance in the fourth quarter, it detracted from results in February and April. Consequently, the volatility management strategy was broadly neutral for the Portfolio during the year.

How derivatives contributed/detracted from performance during the year:

•

The Portfolio may implement its equity allocations through derivative instruments, such as equity index futures. Given the environment for equities in 2018, the Portfolio’s derivatives detracted from performance.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management L.P.

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. The strategy employs a methodology that attempts to manage Portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. Given elevated levels of volatility across global equities in the fourth quarter, the Portfolio is currently de-risking portions of its allocation to U.S. mid- and small-cap equities and Japanese equities as of December 31, 2018.

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	7.29
Weighted Average Coupon (%)	2.07
Weighted Average Modified Duration (Years)*	6.53
Weighted Average Rating**	AA+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	39.9%
Investment Companies	24.3
Information Technology	6.0
Health Care	4.7
Financials	3.9
Communication Services	3.0
Consumer Discretionary	3.0
Industrials	2.8
Consumer Staples	2.2
Energy	1.6
Utilities	1.0
Real Estate	0.9
Materials	0.8
Repurchase Agreements	0.0 #
Cash and Other	5.9

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$950.40	$5.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.48	5.79

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.14%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.0%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.	52,600	$1,501,204
CenturyLink, Inc.	6,500	98,475
Verizon Communications, Inc.	29,900	1,680,978

		3,280,657

Entertainment (0.6%)
Activision Blizzard, Inc.	5,500	256,135
Electronic Arts, Inc.*	2,100	165,711
Netflix, Inc.*	3,200	856,512
Take-Two Interactive Software, Inc.*	800	82,352
Twenty-First Century Fox, Inc., Class A	7,600	365,712
Twenty-First Century Fox, Inc., Class B	3,300	157,674
Viacom, Inc., Class B	2,400	61,680
Walt Disney Co. (The)	10,800	1,184,220

		3,129,996

Interactive Media & Services (1.4%)
Alphabet, Inc., Class A*	2,200	2,298,912
Alphabet, Inc., Class C*	2,200	2,278,342
Facebook, Inc., Class A*	17,400	2,280,966
TripAdvisor, Inc.*	700	37,758
Twitter, Inc.*	4,900	140,826

		7,036,804

Media (0.4%)
CBS Corp. (Non-Voting), Class B	2,300	100,556
Charter Communications, Inc., Class A*	1,300	370,461
Comcast Corp., Class A	32,800	1,116,840
Discovery, Inc., Class A (x)*	1,100	27,214
Discovery, Inc., Class C*	2,400	55,392
Interpublic Group of Cos., Inc. (The)	2,600	53,638
News Corp., Class A	2,600	29,510
News Corp., Class B	800	9,240
Omnicom Group, Inc.	1,500	109,860

		1,872,711

Total Communication Services		15,320,168

Consumer Discretionary (3.0%)
Auto Components (0.0%)
Aptiv plc	1,800	110,826
BorgWarner, Inc.	1,400	48,636
Goodyear Tire & Rubber Co. (The)	1,600	32,656

		192,118

Automobiles (0.1%)
Ford Motor Co.	28,300	216,495
General Motors Co.	9,500	317,775
Harley-Davidson, Inc.	1,100	37,532

		571,802

Distributors (0.0%)
Genuine Parts Co.	1,000	96,020
LKQ Corp.*	2,200	52,206

		148,226

Diversified Consumer Services (0.0%)
H&R Block, Inc.	1,400	35,518

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	2,700	133,110
Chipotle Mexican Grill, Inc.*	200	86,358
Darden Restaurants, Inc.	800	79,888
Hilton Worldwide Holdings, Inc.	2,000	143,600
Marriott International, Inc., Class A	2,000	217,120
McDonald’s Corp.	5,600	994,392
MGM Resorts International	3,500	84,910
Norwegian Cruise Line Holdings Ltd.*	1,500	63,585
Royal Caribbean Cruises Ltd.	1,200	117,348
Starbucks Corp.	9,000	579,600
Wynn Resorts Ltd.	700	69,237
Yum! Brands, Inc.	2,200	202,224

		2,771,372

Household Durables (0.1%)
DR Horton, Inc.	2,300	79,718
Garmin Ltd.	800	50,656
Leggett & Platt, Inc.	900	32,256
Lennar Corp., Class A	2,000	78,300
Mohawk Industries, Inc.*	500	58,480
Newell Brands, Inc.	2,900	53,911
PulteGroup, Inc.	1,800	46,782
Whirlpool Corp.	500	53,435

		453,538

Internet & Direct Marketing Retail (1.1%)
Amazon.com, Inc.*	3,000	4,505,910
Booking Holdings, Inc.*	300	516,726
eBay, Inc.*	6,300	176,841
Expedia Group, Inc.	900	101,385

		5,300,862

Leisure Products (0.0%)
Hasbro, Inc.	800	65,000
Mattel, Inc. (x)*	2,300	22,977

		87,977

Multiline Retail (0.2%)
Dollar General Corp.	1,900	205,352
Dollar Tree, Inc.*	1,600	144,512
Kohl’s Corp.	1,100	72,974
Macy’s, Inc.	2,100	62,538
Nordstrom, Inc.	800	37,288
Target Corp.	3,800	251,142

		773,806

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	500	78,730
AutoZone, Inc.*	200	167,668
Best Buy Co., Inc.	1,600	84,736
CarMax, Inc.*	1,200	75,276
Foot Locker, Inc.	800	42,560
Gap, Inc. (The)	1,500	38,640
Home Depot, Inc. (The)	8,200	1,408,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
L Brands, Inc.	1,500	$38,505
Lowe’s Cos., Inc.	5,800	535,688
O’Reilly Automotive, Inc.*	600	206,598
Ross Stores, Inc.	2,600	216,320
Tiffany & Co.	700	56,357
TJX Cos., Inc. (The)	9,000	402,660
Tractor Supply Co.	800	66,752
Ulta Beauty, Inc.*	400	97,936

		3,517,350

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	2,400	30,072
Michael Kors Holdings Ltd.*	1,000	37,920
NIKE, Inc., Class B	9,200	682,088
PVH Corp.	500	46,475
Ralph Lauren Corp.	400	41,384
Tapestry, Inc.	2,000	67,500
Under Armour, Inc., Class A*	1,300	22,971
Under Armour, Inc., Class C*	1,300	21,021
VF Corp.	2,400	171,216

		1,120,647

Total Consumer Discretionary		14,973,216

Consumer Staples (2.2%)
Beverages (0.6%)
Brown-Forman Corp., Class B	1,100	52,338
Coca-Cola Co. (The)	27,700	1,311,595
Constellation Brands, Inc., Class A	1,200	192,984
Molson Coors Brewing Co., Class B	1,300	73,008
Monster Beverage Corp.*	2,700	132,894
PepsiCo, Inc.	10,200	1,126,896

		2,889,715

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	3,200	651,872
Kroger Co. (The)	5,800	159,500
Sysco Corp.	3,500	219,310
Walgreens Boots Alliance, Inc.	5,700	389,481
Walmart, Inc.	10,300	959,445

		2,379,608

Food Products (0.3%)
Archer-Daniels-Midland Co.	4,100	167,977
Campbell Soup Co. (x)	1,300	42,887
Conagra Brands, Inc.	3,200	68,352
General Mills, Inc.	4,300	167,442
Hershey Co. (The)	1,000	107,180
Hormel Foods Corp.	1,800	76,824
JM Smucker Co. (The)	800	74,792
Kellogg Co.	1,700	96,917
Kraft Heinz Co. (The)	4,500	193,680
Lamb Weston Holdings, Inc.	1,000	73,560
McCormick & Co., Inc. (Non-Voting)	900	125,316
Mondelez International, Inc., Class A	10,500	420,315
Tyson Foods, Inc., Class A	2,000	106,800

		1,722,042

Household Products (0.5%)
Church & Dwight Co., Inc.	1,700	111,792
Clorox Co. (The)	900	138,726
Colgate-Palmolive Co.	6,300	374,976
Kimberly-Clark Corp.	2,500	284,850
Procter & Gamble Co. (The)	18,000	1,654,560

		2,564,904

Personal Products (0.0%)
Coty, Inc., Class A	3,100	20,336
Estee Lauder Cos., Inc. (The), Class A	1,600	208,160

		228,496

Tobacco (0.3%)
Altria Group, Inc.	13,600	671,704
Philip Morris International, Inc.	11,200	747,712

		1,419,416

Total Consumer Staples		11,204,181

Energy (1.6%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co.	3,500	75,250
Halliburton Co.	6,000	159,480
Helmerich & Payne, Inc.	700	33,558
National Oilwell Varco, Inc.	2,600	66,820
Schlumberger Ltd.	10,000	360,800
TechnipFMC plc	2,900	56,782

		752,690

Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp.	3,500	153,440
Apache Corp.	2,600	68,250
Cabot Oil & Gas Corp.	3,000	67,050
Chevron Corp.	13,800	1,501,302
Cimarex Energy Co.	600	36,990
Concho Resources, Inc.*	1,400	143,906
ConocoPhillips	8,300	517,505
Devon Energy Corp.	3,200	72,128
Diamondback Energy, Inc.	1,000	92,700
EOG Resources, Inc.	4,200	366,282
Exxon Mobil Corp.	30,600	2,086,614
Hess Corp.	1,700	68,850
HollyFrontier Corp.	1,100	56,232
Kinder Morgan, Inc.	13,700	210,706
Marathon Oil Corp.	5,800	83,172
Marathon Petroleum Corp.	5,000	295,050
Newfield Exploration Co.*	1,400	20,524
Noble Energy, Inc.	3,300	61,908
Occidental Petroleum Corp.	5,500	337,590
ONEOK, Inc.	3,000	161,850
Phillips 66	3,100	267,065
Pioneer Natural Resources Co.	1,200	157,824
Valero Energy Corp.	3,100	232,407
Williams Cos., Inc. (The)	8,800	194,040

		7,253,385

Total Energy		8,006,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Financials (3.9%)
Banks (1.7%)
Bank of America Corp.	66,000	$1,626,240
BB&T Corp.	5,600	242,592
Citigroup, Inc.	17,700	921,462
Citizens Financial Group, Inc.	3,200	95,136
Comerica, Inc.	1,100	75,559
Fifth Third Bancorp	4,500	105,885
Huntington Bancshares, Inc.	7,500	89,400
JPMorgan Chase & Co.	24,100	2,352,642
KeyCorp	7,100	104,938
M&T Bank Corp.	1,000	143,130
People’s United Financial, Inc.	2,500	36,075
PNC Financial Services Group, Inc. (The)	3,300	385,803
Regions Financial Corp.	7,000	93,660
SunTrust Banks, Inc.	3,100	156,364
SVB Financial Group*	400	75,968
US Bancorp	11,000	502,700
Wells Fargo & Co.	30,600	1,410,048
Zions Bancorp NA	1,300	52,962

		8,470,564

Capital Markets (0.7%)
Ameriprise Financial, Inc.	1,000	104,370
Bank of New York Mellon Corp. (The)	6,600	310,662
BlackRock, Inc.	900	353,538
Cboe Global Markets, Inc.	800	78,264
Charles Schwab Corp. (The)	8,700	361,311
CME Group, Inc.	2,600	489,112
E*TRADE Financial Corp.	1,800	78,984
Franklin Resources, Inc.	2,100	62,286
Intercontinental Exchange, Inc.	4,100	308,853
Invesco Ltd.	2,800	46,872
Moody’s Corp.	1,200	168,048
Morgan Stanley	9,500	376,675
MSCI, Inc.	600	88,458
Nasdaq, Inc.	800	65,256
Northern Trust Corp.	1,500	125,385
Raymond James Financial, Inc.	900	66,969
S&P Global, Inc.	1,800	305,892
State Street Corp.	2,600	163,982
T. Rowe Price Group, Inc.	1,700	156,944

		3,711,861

Consumer Finance (0.2%)
American Express Co.	5,100	486,132
Capital One Financial Corp.	3,400	257,006
Discover Financial Services	2,300	135,654
Synchrony Financial	4,600	107,916

		986,708

Diversified Financial Services (0.6%)
Berkshire Hathaway, Inc., Class B*	14,100	2,878,938
Jefferies Financial Group, Inc.	2,000	34,720

		2,913,658

Insurance (0.7%)
Aflac, Inc.	5,500	250,580
Allstate Corp. (The)	2,500	206,575
American International Group, Inc.	6,400	252,224
Aon plc	1,700	247,112
Arthur J Gallagher & Co.	1,200	88,440
Assurant, Inc.	400	35,776
Brighthouse Financial, Inc.*	800	24,384
Chubb Ltd.	3,300	426,294
Cincinnati Financial Corp.	1,000	77,420
Everest Re Group Ltd.	300	65,328
Hartford Financial Services Group, Inc. (The)	2,400	106,680
Lincoln National Corp.	1,500	76,965
Loews Corp.	1,900	86,488
Marsh & McLennan Cos., Inc.	3,600	287,100
MetLife, Inc.	7,100	291,526
Principal Financial Group, Inc.	1,800	79,506
Progressive Corp. (The)	4,200	253,386
Prudential Financial, Inc.	3,000	244,650
Torchmark Corp.	700	52,171
Travelers Cos., Inc. (The)	1,900	227,525
Unum Group	1,500	44,070
Willis Towers Watson plc	900	136,674

		3,560,874

Total Financials		19,643,665

Health Care (4.7%)
Biotechnology (0.8%)
AbbVie, Inc.	10,900	1,004,871
Alexion Pharmaceuticals, Inc.*	1,500	146,040
Amgen, Inc.	4,600	895,482
Biogen, Inc.*	1,500	451,380
Celgene Corp.*	5,100	326,859
Gilead Sciences, Inc.	9,400	587,970
Incyte Corp.*	1,200	76,308
Regeneron Pharmaceuticals, Inc.*	600	224,100
Vertex Pharmaceuticals, Inc.*	1,800	298,278

		4,011,288

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	12,700	918,591
ABIOMED, Inc.*	300	97,512
Align Technology, Inc.*	500	104,715
Baxter International, Inc.	3,600	236,952
Becton Dickinson and Co.	1,900	428,108
Boston Scientific Corp.*	10,000	353,400
Cooper Cos., Inc. (The)	400	101,800
Danaher Corp.	4,500	464,040
Dentsply Sirona, Inc.	1,500	55,815
Edwards Lifesciences Corp.*	1,500	229,755
Hologic, Inc.*	1,800	73,980
IDEXX Laboratories, Inc.*	600	111,612
Intuitive Surgical, Inc.*	800	383,136
Medtronic plc	9,700	882,312
ResMed, Inc.	1,000	113,870
Stryker Corp.	2,200	344,850
Varian Medical Systems, Inc.*	700	79,317
Zimmer Biomet Holdings, Inc.	1,500	155,580

		5,135,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Providers & Services (1.0%)
AmerisourceBergen Corp.	1,100	$81,840
Anthem, Inc.	1,900	498,997
Cardinal Health, Inc.	2,100	93,660
Centene Corp.*	1,500	172,950
Cigna Corp.	2,824	536,334
CVS Health Corp.	9,443	618,705
DaVita, Inc.*	900	46,314
HCA Healthcare, Inc.	1,900	236,455
Henry Schein, Inc.*	1,000	78,520
Humana, Inc.	1,000	286,480
Laboratory Corp. of America Holdings*	700	88,452
McKesson Corp.	1,400	154,658
Quest Diagnostics, Inc.	900	74,943
UnitedHealth Group, Inc.	7,000	1,743,840
Universal Health Services, Inc., Class B	600	69,936
WellCare Health Plans, Inc.*	400	94,436

		4,876,520

Health Care Technology (0.0%)
Cerner Corp.*	2,400	125,856

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	2,200	148,412
Illumina, Inc.*	1,100	329,923
IQVIA Holdings, Inc.*	1,100	127,787
Mettler-Toledo International, Inc.*	200	113,116
PerkinElmer, Inc.	800	62,840
Thermo Fisher Scientific, Inc.	2,900	648,991
Waters Corp.*	500	94,325

		1,525,394

Pharmaceuticals (1.6%)
Allergan plc	2,300	307,418
Bristol-Myers Squibb Co.	11,800	613,364
Eli Lilly & Co.	6,800	786,896
Johnson & Johnson	19,400	2,503,570
Merck & Co., Inc.	18,800	1,436,508
Mylan NV*	3,500	95,900
Nektar Therapeutics*	1,200	39,444
Perrigo Co. plc	900	34,875
Pfizer, Inc.	41,800	1,824,570
Zoetis, Inc.	3,500	299,390

		7,941,935

Total Health Care		23,616,338

Industrials (2.8%)
Aerospace & Defense (0.8%)
Arconic, Inc.	2,900	48,894
Boeing Co. (The)	3,800	1,225,500
General Dynamics Corp.	2,000	314,420
Harris Corp.	900	121,185
Huntington Ingalls Industries, Inc.	300	57,093
L3 Technologies, Inc.	600	104,196
Lockheed Martin Corp.	1,800	471,312
Northrop Grumman Corp.	1,300	318,370
Raytheon Co.	2,100	322,035
Textron, Inc.	1,700	78,183
TransDigm Group, Inc.*	400	136,024
United Technologies Corp.	5,900	628,232

		3,825,444

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	900	75,681
Expeditors International of Washington, Inc.	1,200	81,708
FedEx Corp.	1,800	290,394
United Parcel Service, Inc., Class B	5,000	487,650

		935,433

Airlines (0.1%)
Alaska Air Group, Inc.	800	48,680
American Airlines Group, Inc.	2,800	89,908
Delta Air Lines, Inc.	4,500	224,550
Southwest Airlines Co.	3,500	162,680
United Continental Holdings, Inc.*	1,600	133,968

		659,786

Building Products (0.1%)
Allegion plc	600	47,826
AO Smith Corp.	1,000	42,700
Fortune Brands Home & Security, Inc.	1,000	37,990
Johnson Controls International plc	6,700	198,655
Masco Corp.	2,100	61,404

		388,575

Commercial Services & Supplies (0.1%)
Cintas Corp.	600	100,794
Copart, Inc.*	1,400	66,892
Republic Services, Inc.	1,500	108,135
Rollins, Inc.	1,050	37,905
Waste Management, Inc.	2,700	240,273

		553,999

Construction & Engineering (0.0%)
Fluor Corp.	1,000	32,200
Jacobs Engineering Group, Inc.	800	46,768
Quanta Services, Inc.	1,000	30,100

		109,068

Electrical Equipment (0.1%)
AMETEK, Inc.	1,600	108,320
Eaton Corp. plc	3,100	212,846
Emerson Electric Co.	4,500	268,875
Rockwell Automation, Inc.	900	135,432

		725,473

Industrial Conglomerates (0.4%)
3M Co.	4,200	800,268
General Electric Co.	62,900	476,153
Honeywell International, Inc.	5,400	713,448
Roper Technologies, Inc.	700	186,564

		2,176,433

Machinery (0.5%)
Caterpillar, Inc.	4,300	546,401
Cummins, Inc.	1,100	147,004
Deere & Co.	2,300	343,091
Dover Corp.	1,000	70,950
Flowserve Corp.	900	34,218

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Fortive Corp.	2,100	$142,086
Illinois Tool Works, Inc.	2,200	278,718
Ingersoll-Rand plc	1,700	155,091
PACCAR, Inc.	2,400	137,136
Parker-Hannifin Corp.	1,000	149,140
Pentair plc	1,100	41,558
Snap-on, Inc.	400	58,116
Stanley Black & Decker, Inc.	1,100	131,714
Xylem, Inc.	1,200	80,064

		2,315,287

Professional Services (0.1%)
Equifax, Inc.	800	74,504
IHS Markit Ltd.*	2,400	115,128
Nielsen Holdings plc	2,400	55,992
Robert Half International, Inc.	800	45,760
Verisk Analytics, Inc.*	1,200	130,848

		422,232

Road & Rail (0.3%)
CSX Corp.	5,800	360,354
JB Hunt Transport Services, Inc.	600	55,824
Kansas City Southern	700	66,815
Norfolk Southern Corp.	2,000	299,080
Union Pacific Corp.	5,300	732,619

		1,514,692

Trading Companies & Distributors (0.1%)
Fastenal Co.	2,100	109,809
United Rentals, Inc.*	600	61,518
WW Grainger, Inc.	300	84,708

		256,035

Total Industrials		13,882,457

Information Technology (6.0%)
Communications Equipment (0.4%)
Arista Networks, Inc.*	400	84,280
Cisco Systems, Inc.	32,500	1,408,225
F5 Networks, Inc.*	400	64,812
Juniper Networks, Inc.	2,300	61,893
Motorola Solutions, Inc.	1,200	138,048

		1,757,258

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	2,200	178,244
Corning, Inc.	5,500	166,155
FLIR Systems, Inc.	900	39,186
IPG Photonics Corp.*	300	33,987
Keysight Technologies, Inc.*	1,300	80,704
TE Connectivity Ltd.	2,400	181,512

		679,788

IT Services (1.4%)
Accenture plc, Class A	4,600	648,646
Akamai Technologies, Inc.*	1,200	73,296
Alliance Data Systems Corp.	300	45,024
Automatic Data Processing, Inc.	3,200	419,584
Broadridge Financial Solutions, Inc.	800	77,000
Cognizant Technology Solutions Corp., Class A	4,200	266,616
DXC Technology Co.	1,900	101,023
Fidelity National Information Services, Inc.	2,400	246,120
Fiserv, Inc.*	2,900	213,121
FleetCor Technologies, Inc.*	600	111,432
Gartner, Inc.*	700	89,488
Global Payments, Inc.	1,100	113,443
International Business Machines Corp.	6,600	750,222
Jack Henry & Associates, Inc.	600	75,912
Mastercard, Inc., Class A	6,600	1,245,090
Paychex, Inc.	2,200	143,330
PayPal Holdings, Inc.*	8,500	714,765
Total System Services, Inc.	1,100	89,419
VeriSign, Inc.*	800	118,632
Visa, Inc., Class A	12,700	1,675,638
Western Union Co. (The)	3,000	51,180

		7,268,981

Semiconductors & Semiconductor Equipment (1.1%)
Advanced Micro Devices, Inc.*	6,400	118,144
Analog Devices, Inc.	2,700	231,741
Applied Materials, Inc.	7,100	232,454
Broadcom, Inc.	3,000	762,840
Intel Corp.	33,000	1,548,690
KLA-Tencor Corp.	1,100	98,439
Lam Research Corp.	1,100	149,787
Maxim Integrated Products, Inc.	1,900	96,615
Microchip Technology, Inc.	1,600	115,072
Micron Technology, Inc.*	7,900	250,667
NVIDIA Corp.	4,400	587,400
QUALCOMM, Inc.	8,800	500,808
Skyworks Solutions, Inc.	1,200	80,424
Texas Instruments, Inc.	6,900	652,050
Xilinx, Inc.	1,700	144,789

		5,569,920

Software (1.9%)
Adobe, Inc.*	3,500	791,840
ANSYS, Inc.*	600	85,764
Autodesk, Inc.*	1,600	205,776
Cadence Design Systems, Inc.*	1,900	82,612
Citrix Systems, Inc.	900	92,214
Fortinet, Inc.*	1,000	70,430
Intuit, Inc.	1,900	374,015
Microsoft Corp.	55,900	5,677,763
Oracle Corp.	18,400	830,760
Red Hat, Inc.*	1,300	228,332
salesforce.com, Inc.*	5,500	753,335
Symantec Corp.	4,200	79,359
Synopsys, Inc.*	1,000	84,240

		9,356,440

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	32,600	5,142,324
Hewlett Packard Enterprise Co.	10,000	132,100
HP, Inc.	11,400	233,244
NetApp, Inc.	1,800	107,406
Seagate Technology plc	1,800	69,462
Western Digital Corp.	2,000	73,940

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Xerox Corp.	1,400	$27,664

		5,786,140

Total Information Technology		30,418,527

Materials (0.8%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	1,600	256,080
Albemarle Corp.	700	53,949
Celanese Corp.	1,000	89,970
CF Industries Holdings, Inc.	1,600	69,616
DowDuPont, Inc.	16,600	887,768
Eastman Chemical Co.	1,000	73,110
Ecolab, Inc.	1,800	265,230
FMC Corp.	900	66,564
International Flavors & Fragrances, Inc.	700	93,989
Linde plc	4,000	624,160
LyondellBasell Industries NV, Class A	2,200	182,952
Mosaic Co. (The)	2,400	70,104
PPG Industries, Inc.	1,700	173,791
Sherwin-Williams Co. (The)	600	236,076

		3,143,359

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	500	85,935
Vulcan Materials Co.	900	88,920

		174,855

Containers & Packaging (0.1%)
Avery Dennison Corp.	600	53,898
Ball Corp.	2,300	105,754
International Paper Co.	2,800	113,008
Packaging Corp. of America	600	50,076
Sealed Air Corp.	1,100	38,324
Westrock Co.	1,700	64,192

		425,252

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	9,800	101,038
Newmont Mining Corp.	3,900	135,135
Nucor Corp.	2,300	119,163

		355,336

Total Materials		4,098,802

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	800	92,192
American Tower Corp. (REIT)	3,200	506,208
Apartment Investment & Management Co. (REIT), Class A	1,100	48,268
AvalonBay Communities, Inc. (REIT)	1,000	174,050
Boston Properties, Inc. (REIT)	1,100	123,805
Crown Castle International Corp. (REIT)	3,000	325,890
Digital Realty Trust, Inc. (REIT)	1,500	159,825
Duke Realty Corp. (REIT)	2,400	62,160
Equinix, Inc. (REIT)	600	211,536
Equity Residential (REIT)	2,700	178,227
Essex Property Trust, Inc. (REIT)	500	122,605
Extra Space Storage, Inc. (REIT)	900	81,432
Federal Realty Investment Trust (REIT)	500	59,020
HCP, Inc. (REIT)	3,200	89,376
Host Hotels & Resorts, Inc. (REIT)	5,000	83,350
Iron Mountain, Inc. (REIT)	1,900	61,579
Kimco Realty Corp. (REIT)	2,900	42,485
Macerich Co. (The) (REIT)	700	30,296
Mid-America Apartment Communities, Inc. (REIT)	800	76,560
Prologis, Inc. (REIT)	4,600	270,112
Public Storage (REIT)	1,100	222,651
Realty Income Corp. (REIT)	2,000	126,080
Regency Centers Corp. (REIT)	1,100	64,548
SBA Communications Corp. (REIT)*	800	129,512
Simon Property Group, Inc. (REIT)	2,200	369,578
UDR, Inc. (REIT)	1,800	71,316
Ventas, Inc. (REIT)	2,600	152,334
Vornado Realty Trust (REIT)	1,200	74,436
Welltower, Inc. (REIT)	2,700	187,407
Weyerhaeuser Co. (REIT)	5,100	111,486

		4,308,324

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	2,100	84,084

Total Real Estate		4,392,408

Utilities (1.0%)
Electric Utilities (0.6%)
Alliant Energy Corp.	1,600	67,600
American Electric Power Co., Inc.	3,600	269,064
Duke Energy Corp.	5,200	448,760
Edison International	2,400	136,248
Entergy Corp.	1,200	103,284
Evergy, Inc.	1,800	102,186
Eversource Energy	2,200	143,088
Exelon Corp.	7,000	315,700
FirstEnergy Corp.	3,300	123,915
NextEra Energy, Inc.	3,500	608,370
PG&E Corp.*	3,500	83,125
Pinnacle West Capital Corp.	800	68,160
PPL Corp.	5,200	147,316
Southern Co. (The)	7,400	325,008
Xcel Energy, Inc.	3,500	172,445

		3,114,269

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	4,500	65,070
NRG Energy, Inc.	2,100	83,160

		148,230

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Multi-Utilities (0.3%)
Ameren Corp.	1,700	$110,891
CenterPoint Energy, Inc.	3,300	93,159
CMS Energy Corp.	1,900	94,335
Consolidated Edison, Inc.	2,300	175,858
Dominion Energy, Inc.	4,700	335,862
DTE Energy Co.	1,300	143,390
NiSource, Inc.	2,500	63,375
Public Service Enterprise Group, Inc.	3,700	192,585
SCANA Corp.	1,000	47,780
Sempra Energy	2,000	216,380
WEC Energy Group, Inc.	2,300	159,298

		1,632,913

Water Utilities (0.0%)
American Water Works Co., Inc.	1,200	108,924

Total Utilities		5,004,336

Total Common Stocks (29.9%) (Cost $163,173,309)		150,560,173

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (39.9%)
U.S. Treasury Notes 2.375%, 5/15/27	$205,800,000	201,491,063

Total Long-Term Debt Securities (39.9%) (Cost $197,909,049)		201,491,063

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (24.3%)
Goldman Sachs Financial Square Funds - Government Fund‡	25,730,718	25,730,718
Goldman Sachs Financial Square Funds - Treasury Obligations Fund‡	25,205,601	25,205,601
Goldman Sachs Financial Square Funds - Treasury Solutions Fund‡	24,943,043	24,943,043
JPMorgan Prime Money Market Fund, IM Shares	46,638,673	46,643,336

Total Investment Companies		122,522,698

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $51,298, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $52,324. (xx)	$51,290	51,290
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $10,002, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $10,200. (xx)	10,000	10,000

Total Repurchase Agreements		61,290

Total Short-Term Investments (24.3%) (Cost $122,588,841)		122,583,988

Total Investments in Securities (94.1%) (Cost $483,671,199)		474,635,224
Other Assets Less Liabilities (5.9%)		29,913,491

Net Assets (100%)		$504,548,715

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $79,317. This was collateralized by $20,396 of various U.S. Government Treasury Securities, ranging from 0.125% - 6.250%, maturing 4/15/19 - 8/15/47 and by cash of $61,290 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Goldman Sachs Financial Square Funds – Government Fund	25,730,718	21,877,467	3,853,251	—	—	—	25,730,718	417,283	—
Goldman Sachs Financial Square Funds – Treasury Obligations Fund	25,205,601	21,430,988	3,774,613	—	—	—	25,205,601	406,113	—
Goldman Sachs Financial Square Funds – Treasury Solutions Fund	24,943,043	21,207,748	3,735,295	—	—	—	24,943,043	397,745	—

Total		64,516,203	11,363,159	—	—	—	75,879,362	1,221,141	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,068	3/2019	EUR	36,391,678	(757,976)
FTSE 100 Index	293	3/2019	GBP	24,868,554	62,643
Russell 2000 E-Mini Index	249	3/2019	USD	16,795,050	(777,600)
S&P Midcap 400 E-Mini Index	168	3/2019	USD	27,924,960	(1,125,397)
TOPIX Index	95	3/2019	JPY	12,944,893	(654,648)

					(3,252,978)

Short Contracts
S&P 500 E-Mini Index	(360)	3/2019	USD	(45,093,600)	(108,285)

					(108,285)

					(3,361,263)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$15,320,168	$—	$—	$15,320,168
Consumer Discretionary	14,973,216	—	—	14,973,216
Consumer Staples	11,204,181	—	—	11,204,181
Energy	8,006,075	—	—	8,006,075
Financials	19,643,665	—	—	19,643,665
Health Care	23,616,338	—	—	23,616,338
Industrials	13,882,457	—	—	13,882,457
Information Technology	30,418,527	—	—	30,418,527
Materials	4,098,802	—	—	4,098,802
Real Estate	4,392,408	—	—	4,392,408
Utilities	5,004,336	—	—	5,004,336
Futures	62,643	—	—	62,643
Short-Term Investments
Investment Companies	122,522,698	—	—	122,522,698
Repurchase Agreements	—	61,290	—	61,290
U.S. Treasury Obligations	—	201,491,063	—	201,491,063

Total Assets	$273,145,514	$201,552,353	$—	$474,697,867

Liabilities:
Futures	$(3,423,906)	$—	$—	$(3,423,906)

Total Liabilities	$(3,423,906)	$—	$—	$(3,423,906)

Total	$269,721,608	$201,552,353	$—	$471,273,961

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$62,643	*

Total		$62,643

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(3,423,906	)*

Total		$(3,423,906)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(14,979,652)	$(14,979,652)

Total	$(14,979,652)	$(14,979,652)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(3,862,989)	$(3,862,989)

Total	$(3,862,989)	$(3,862,989)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $146,832,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$676,184,959
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$618,244,653

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,405,370
Aggregate gross unrealized depreciation	(14,101,220)

Net unrealized depreciation	$(9,695,850)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$480,969,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $75,879,362)	$75,879,362
Unaffiliated Issuers (Cost $407,730,547)	398,694,572
Repurchase Agreements (Cost $61,290)	61,290
Cash	16,093,000
Cash held as collateral at broker for futures	5,950,298
Receivable for securities sold	14,285,454
Receivable for Portfolio shares sold	1,186,690
Dividends, interest and other receivables	1,102,758
Securities lending income receivable	45
Other assets	6,982

Total assets	513,260,451

LIABILITIES
Payable for securities purchased	7,817,883
Investment management fees payable	320,911
Due to broker for futures variation margin	258,193
Distribution fees payable – Class IB	107,386
Payable for return of collateral on securities loaned	61,290
Administrative fees payable	52,705
Payable for Portfolio shares redeemed	33,853
Accrued expenses	59,515

Total liabilities	8,711,736

NET ASSETS	$504,548,715

Net assets were comprised of:
Paid in capital	$517,330,802
Total distributable earnings (loss)	(12,782,087)

Net assets	$504,548,715

Class IB
Net asset value, offering and redemption price per share, $504,548,715 / 50,729,593 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

(x)	Includes value of securities on loan of $79,317.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$5,738,539
Dividends ($1,221,141 of dividend income received from affiliates)	4,777,059
Securities lending (net)	6,381

Total income	10,521,979

EXPENSES
Investment management fees	3,956,124
Distribution fees – Class IB	1,236,287
Administrative fees	598,649
Professional fees	57,278
Printing and mailing expenses	48,168
Trustees’ fees	11,618
Custodian fees	10,000
Miscellaneous	16,492

Gross expenses	5,934,616
Less: Waiver from investment manager	(334,271)

Net expenses	5,600,345

NET INVESTMENT INCOME (LOSS)	4,921,634

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	15,547,313
Futures contracts	(14,979,652)
Foreign currency transactions	76,211

Net realized gain (loss)	643,872

Change in unrealized appreciation (depreciation) on:
Investments in securities	(28,160,514)
Futures contracts	(3,862,989)
Foreign currency translations	(99,582)

Net change in unrealized appreciation (depreciation)	(32,123,085)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,479,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,557,579)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,921,634	$1,936,299
Net realized gain (loss)	643,872	18,018,804
Net change in unrealized appreciation (depreciation)	(32,123,085)	16,591,160

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,557,579)	36,546,263

Distributions to shareholders: (a)
Class IB	(4,851,642)	(27,308,613)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 8,278,716 and 12,001,613 shares, respectively ]	86,880,790	128,362,201
Capital shares issued in reinvestment of dividends and distributions [ 476,912 and 2,581,655 shares, respectively ]	4,851,642	27,308,613
Capital shares repurchased [ (859,542) and (329,954) shares, respectively ]	(9,101,032)	(3,532,530)

Total Class IB transactions	82,631,400	152,138,284

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	82,631,400	152,138,284

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,222,179	161,375,934
NET ASSETS:
Beginning of year	453,326,536	291,950,602

End of year (b)	$504,548,715	$453,326,536

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,957,177 for Class IB; and dividends from net realized capital gains of $25,351,436 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $60,913 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						May 1, 2015* to December 31, 2015
Class IB	2018		2017		2016
Net asset value, beginning of period	$10.58		$10.22		$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.06		0.03		0.03
Net realized and unrealized gain (loss)	(0.63)		0.99		0.55		(0.31)

Total from investment operations	(0.53)		1.05		0.58		(0.28)

Less distributions:
Dividends from net investment income	(0.10)		(0.05)		(0.03)		(0.02)
Distributions from net realized gains	—		(0.64)		(0.03)		—

Total dividends and distributions	(0.10)		(0.69)		(0.06)		(0.02)

Net asset value, end of period	$9.95		$10.58		$10.22		$9.70

Total return (b)	(5.05)%		10.39%		5.93%		(2.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$504,549		$453,327		$291,951		$110,993
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)	1.17	%(k)	1.22	%(m)	1.23%
Before waivers (a)(f)	1.20%		1.20%		1.23%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.00%		0.52%		0.34%		0.50	%(l)
Before waivers (a)(f)	0.93%		0.49%		0.32%		0.40	%(l)
Portfolio turnover rate^	183%		219%		54%		40	%(z)

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.70	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.04
Net realized and unrealized gain (loss)	(0.26)	(0.31)

Total from investment operations	(0.26)	(0.27)

Less distributions:
Dividends from net investment income	—	(0.03)

Net asset value, end of period	$9.44	$9.70

Total return (b)	(2.68)%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$9,634
Ratio of expenses to average net assets:
After waivers (a)(f)	0.97%	0.99%
Before waivers (a)(f)	1.03%	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.06)%	0.64	%(l)
Before waivers (a)(f)	(0.12)%	0.19	%(l)
Portfolio turnover rate^	54%	40	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer being offered, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(4.95)%	1.06%
AXA/Invesco Strategic Allocation Index	(3.69)	2.64
S&P 500® Index	(4.38)	7.35
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	0.99

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.95)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA/Invesco Strategic Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (3.69)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Amid the increased volatility experienced during the year, the Portfolio hedged its equity exposure in late March and early April, which contributed to relative performance. The Portfolio’s equity exposure was also hedged throughout the fourth quarter in order to keep volatility under the Portfolio target.

•	The Portfolio’s fixed income allocation posted positive returns and contributed to absolute and relative performance versus the benchmark.

•	U.S. Large cap equities posted negative returns, but contributed to relative performance.

What hurt performance during the year:

•	Exposure to international equities was the largest detractor from relative and absolute returns.

•	Exposure to U.S. equities posted negative returns and detracted from relative results.

•	Within U.S. equities, all market cap sectors detracted from absolute returns.

•	U.S. small- and mid-cap equities posted double-digit negative returns and detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

Exchange traded futures were utilized in the Portfolio to gain long exposure to the S&P MidCap 400®, Russell 2000, and MSCI EAFE indices. In addition, short futures contracts on the S&P 500® Index were utilized to reduce large cap equity exposure during periods of increasing volatility. Calendar year 2018 proved to be an increasingly volatile time for global equities. Exposure to U.S. mid and small cap and international equities, which were gained through the use of futures, detracted from absolute performance. The ability to short S&P 500® Index futures was positive for performance as the Portfolio was able to reduce large cap equity exposure during bouts of volatility.

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	3.95
Weighted Average Coupon (%)	1.95
Weighted Average Modified Duration (Years)*	3.69
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	49.8%
Investment Company	19.2
Information Technology	5.2
Health Care	4.0
Financials	3.5
Communication Services	2.6
Consumer Discretionary	2.6
Industrials	2.4
Consumer Staples	1.9
Energy	1.3
Utilities	0.9
Real Estate	0.8
Materials	0.7
Exchange Traded Funds	0.0 #
Cash and Other	5.1

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$955.00	$5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.29	5.97

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.17%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.6%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	22,359	$638,126
CenturyLink, Inc.	2,913	44,132
Verizon Communications, Inc.	12,662	711,857

		1,394,115

Entertainment (0.5%)
Activision Blizzard, Inc.	2,321	108,089
Electronic Arts, Inc.*	942	74,333
Netflix, Inc.*	1,331	356,256
Take-Two Interactive Software, Inc.*	353	36,338
Twenty-First Century Fox, Inc., Class A	3,222	155,043
Twenty-First Century Fox, Inc., Class B	1,331	63,595
Viacom, Inc., Class B	1,192	30,634
Walt Disney Co. (The)	4,579	502,087

		1,326,375

Interactive Media & Services (1.2%)
Alphabet, Inc., Class A*	920	961,363
Alphabet, Inc., Class C*	931	964,153
Facebook, Inc., Class A*	7,368	965,871
TripAdvisor, Inc.*	375	20,228
Twitter, Inc.*	1,997	57,394

		2,969,009

Media (0.4%)
CBS Corp. (Non-Voting), Class B	1,107	48,398
Charter Communications, Inc., Class A*	570	162,433
Comcast Corp., Class A	15,388	523,961
Discovery, Inc., Class A*	515	12,741
Discovery, Inc., Class C*	1,111	25,642
DISH Network Corp., Class A*	614	15,332
Interpublic Group of Cos., Inc. (The)	1,254	25,870
News Corp., Class A	1,394	15,822
News Corp., Class B	460	5,313
Omnicom Group, Inc.	747	54,710

		890,222

Total Communication Services		6,579,721

Consumer Discretionary (2.6%)
Auto Components (0.0%)
Aptiv plc	835	51,411
BorgWarner, Inc.	648	22,511
Goodyear Tire & Rubber Co. (The)	607	12,389

		86,311

Automobiles (0.1%)
Ford Motor Co.	12,308	94,156
General Motors Co.	3,840	128,448
Harley-Davidson, Inc.	511	17,436

		240,040

Distributors (0.0%)
Genuine Parts Co.	475	45,609
LKQ Corp.*	886	21,025

		66,634

Diversified Consumer Services (0.0%)
H&R Block, Inc.	611	15,501

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	1,247	61,477
Chipotle Mexican Grill, Inc.*	81	34,975
Darden Restaurants, Inc.	390	38,946
Hilton Worldwide Holdings, Inc.	890	63,902
Marriott International, Inc., Class A	901	97,813
McDonald’s Corp.	2,427	430,962
MGM Resorts International	1,482	35,953
Norwegian Cruise Line Holdings Ltd.*	611	25,900
Royal Caribbean Cruises Ltd.	552	53,980
Starbucks Corp.	4,241	273,120
Wynn Resorts Ltd.	280	27,695
Yum! Brands, Inc.	1,011	92,931

		1,237,654

Household Durables (0.1%)
DR Horton, Inc.	1,041	36,081
Garmin Ltd.	353	22,352
Leggett & Platt, Inc.	475	17,024
Lennar Corp., Class A	806	31,555
Mohawk Industries, Inc.*	195	22,807
Newell Brands, Inc.	1,567	29,130
PulteGroup, Inc.	736	19,129
Whirlpool Corp.	195	20,840

		198,918

Internet & Direct Marketing Retail (0.9%)
Amazon.com, Inc.*	1,280	1,922,522
Booking Holdings, Inc.*	151	260,085
eBay, Inc.*	2,873	80,645
Expedia Group, Inc.	401	45,173

		2,308,425

Leisure Products (0.0%)
Hasbro, Inc.	375	30,469
Mattel, Inc.*	1,247	12,457

		42,926

Multiline Retail (0.2%)
Dollar General Corp.	802	86,680
Dollar Tree, Inc.*	761	68,734
Kohl’s Corp.	508	33,701
Macy’s, Inc.	971	28,916
Nordstrom, Inc.	401	18,691
Target Corp.	1,681	111,097

		347,819

Specialty Retail (0.6%)
Advance Auto Parts, Inc.	214	33,697
AutoZone, Inc.*	89	74,612
Best Buy Co., Inc.	776	41,097
CarMax, Inc.*	567	35,568
Foot Locker, Inc.	416	22,131

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Gap, Inc. (The)	692	$17,826
Home Depot, Inc. (The)	3,535	607,384
L Brands, Inc.	780	20,023
Lowe’s Cos., Inc.	2,534	234,040
O’Reilly Automotive, Inc.*	258	88,837
Ross Stores, Inc.	1,166	97,011
Tiffany & Co.	320	25,763
TJX Cos., Inc. (The)	3,899	174,441
Tractor Supply Co.	375	31,290
Ulta Beauty, Inc.*	181	44,316

		1,548,036

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	967	12,116
Michael Kors Holdings Ltd.*	431	16,344
NIKE, Inc., Class B	3,932	291,518
PVH Corp.	247	22,959
Ralph Lauren Corp.	173	17,899
Tapestry, Inc.	920	31,050
Under Armour, Inc., Class A*	648	11,450
Under Armour, Inc., Class C*	692	11,190
VF Corp.	971	69,271

		483,797

Total Consumer Discretionary		6,576,061

Consumer Staples (1.9%)
Beverages (0.5%)
Brown-Forman Corp., Class B	857	40,776
Coca-Cola Co. (The)	11,716	554,753
Constellation Brands, Inc., Class A	500	80,410
Molson Coors Brewing Co., Class B	611	34,314
Monster Beverage Corp.*	1,225	60,294
PepsiCo, Inc.	4,315	476,721

		1,247,268

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	1,331	271,138
Kroger Co. (The)	2,461	67,677
Sysco Corp.	1,445	90,544
Walgreens Boots Alliance, Inc.	2,604	177,931
Walmart, Inc.	4,407	410,512

		1,017,802

Food Products (0.3%)
Archer-Daniels-Midland Co.	1,684	68,993
Campbell Soup Co.	515	16,990
Conagra Brands, Inc.	1,206	25,760
General Mills, Inc.	1,747	68,028
Hershey Co. (The)	453	48,552
Hormel Foods Corp.	776	33,120
JM Smucker Co. (The)	320	29,917
Kellogg Co.	802	45,722
Kraft Heinz Co. (The)	1,780	76,611
Lamb Weston Holdings, Inc.	471	34,647
McCormick & Co., Inc. (Non-Voting)	361	50,266
Mondelez International, Inc., Class A	4,568	182,857
Tyson Foods, Inc., Class A	964	51,478

		732,941

Household Products (0.4%)
Church & Dwight Co., Inc.	791	52,016
Clorox Co. (The)	427	65,818
Colgate-Palmolive Co.	2,722	162,013
Kimberly-Clark Corp.	1,070	121,916
Procter & Gamble Co. (The)	7,677	705,670

		1,107,433

Personal Products (0.1%)
Coty, Inc., Class A	1,520	9,971
Estee Lauder Cos., Inc. (The), Class A	706	91,851

		101,822

Tobacco (0.2%)
Altria Group, Inc.	5,775	285,227
Philip Morris International, Inc.	4,789	319,714

		604,941

Total Consumer Staples		4,812,207

Energy (1.3%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co.	1,276	27,434
Halliburton Co.	2,711	72,058
Helmerich & Payne, Inc.	331	15,868
National Oilwell Varco, Inc.	1,136	29,195
Schlumberger Ltd.	4,274	154,206
TechnipFMC plc	1,401	27,432

		326,193

Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp.	1,556	68,215
Apache Corp.	1,221	32,051
Cabot Oil & Gas Corp.	1,519	33,950
Chevron Corp.	5,827	633,919
Cimarex Energy Co.	287	17,694
Concho Resources, Inc.*	460	47,283
ConocoPhillips	3,601	224,522
Devon Energy Corp.	1,611	36,312
Diamondback Energy, Inc.	458	42,457
EOG Resources, Inc.	1,787	155,844
Exxon Mobil Corp.	12,967	884,220
Hess Corp.	850	34,425
HollyFrontier Corp.	526	26,889
Kinder Morgan, Inc.	5,992	92,157
Marathon Oil Corp.	2,718	38,976
Marathon Petroleum Corp.	1,427	84,207
Newfield Exploration Co.*	710	10,409
Noble Energy, Inc.	1,423	26,696
Occidental Petroleum Corp.	2,380	146,084
ONEOK, Inc.	1,306	70,459
Phillips 66	1,287	110,875
Pioneer Natural Resources Co.	508	66,812
Valero Energy Corp.	1,331	99,785
Williams Cos., Inc. (The)	2,597	57,264

		3,041,505

Total Energy		3,367,698

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Financials (3.5%)
Banks (1.5%)
Bank of America Corp.	28,881	$711,628
BB&T Corp.	2,376	102,928
Citigroup, Inc.	7,787	405,391
Citizens Financial Group, Inc.	1,456	43,287
Comerica, Inc.	556	38,192
Fifth Third Bancorp	2,210	52,001
Huntington Bancshares, Inc.	3,373	40,206
JPMorgan Chase & Co.	10,465	1,021,593
KeyCorp	3,274	48,390
M&T Bank Corp.	471	67,414
People’s United Financial, Inc.	1,181	17,042
PNC Financial Services Group, Inc. (The)	1,423	166,363
Regions Financial Corp.	3,259	43,606
SunTrust Banks, Inc.	1,386	69,910
SVB Financial Group*	173	32,856
US Bancorp	4,852	221,736
Wells Fargo & Co.	13,460	620,237
Zions Bancorp NA	545	22,203

		3,724,983

Capital Markets (0.7%)
Affiliated Managers Group, Inc.	148	14,421
Ameriprise Financial, Inc.	460	48,010
Bank of New York Mellon Corp. (The)	3,097	145,776
BlackRock, Inc.	383	150,450
Cboe Global Markets, Inc.	361	35,317
Charles Schwab Corp. (The)	3,678	152,747
CME Group, Inc.	1,026	193,011
E*TRADE Financial Corp.	831	36,464
Franklin Resources, Inc.	901	26,724
Goldman Sachs Group, Inc. (The)	1,067	178,242
Intercontinental Exchange, Inc.	1,762	132,731
Moody’s Corp.	500	70,020
Morgan Stanley	4,109	162,922
MSCI, Inc.	262	38,627
Nasdaq, Inc.	401	32,710
Northern Trust Corp.	633	52,913
Raymond James Financial, Inc.	405	30,136
S&P Global, Inc.	765	130,004
State Street Corp.	1,159	73,098
T. Rowe Price Group, Inc.	747	68,963

		1,773,286

Consumer Finance (0.2%)
American Express Co.	2,181	207,893
Capital One Financial Corp.	1,464	110,664
Discover Financial Services	1,122	66,175
Synchrony Financial	2,126	49,876

		434,608

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	5,882	1,200,987
Jefferies Financial Group, Inc.	945	16,405

		1,217,392

Insurance (0.6%)
Aflac, Inc.	2,335	106,383
Allstate Corp. (The)	1,089	89,984
American International Group, Inc.	2,766	109,008
Aon plc	773	112,363
Arthur J Gallagher & Co.	541	39,872
Assurant, Inc.	140	12,522
Brighthouse Financial, Inc.*	346	10,546
Chubb Ltd.	1,442	186,277
Cincinnati Financial Corp.	423	32,749
Everest Re Group Ltd.	125	27,220
Hartford Financial Services Group, Inc. (The)	1,107	49,206
Lincoln National Corp.	681	34,942
Loews Corp.	736	33,503
Marsh & McLennan Cos., Inc.	1,530	122,017
MetLife, Inc.	3,112	127,779
Principal Financial Group, Inc.	806	35,601
Progressive Corp. (The)	1,817	109,620
Prudential Financial, Inc.	1,284	104,710
Torchmark Corp.	350	26,085
Travelers Cos., Inc. (The)	817	97,836
Unum Group	750	22,035
Willis Towers Watson plc	416	63,174

		1,553,432

Total Financials		8,703,701

Health Care (4.0%)
Biotechnology (0.7%)
AbbVie, Inc.	4,657	429,329
Alexion Pharmaceuticals, Inc.*	706	68,736
Amgen, Inc.	2,026	394,401
Biogen, Inc.*	640	192,589
Celgene Corp.*	2,174	139,331
Gilead Sciences, Inc.	4,002	250,325
Incyte Corp.*	508	32,304
Regeneron Pharmaceuticals, Inc.*	236	88,146
Vertex Pharmaceuticals, Inc.*	787	130,414

		1,725,575

Health Care Equipment & Supplies (0.9%)
Abbott Laboratories	5,418	391,884
ABIOMED, Inc.*	125	40,630
Align Technology, Inc.*	232	48,588
Baxter International, Inc.	1,541	101,429
Becton Dickinson and Co.	824	185,664
Boston Scientific Corp.*	4,263	150,654
Cooper Cos., Inc. (The)	151	38,429
Danaher Corp.	1,876	193,453
Dentsply Sirona, Inc.	636	23,665
Edwards Lifesciences Corp.*	636	97,416
Hologic, Inc.*	875	35,962
IDEXX Laboratories, Inc.*	258	47,993
Intuitive Surgical, Inc.*	350	167,622
Medtronic plc	4,134	376,029
ResMed, Inc.	471	53,633
Stryker Corp.	997	156,280
Varian Medical Systems, Inc.*	306	34,673
Zimmer Biomet Holdings, Inc.	633	65,655

		2,209,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Providers & Services (0.8%)
AmerisourceBergen Corp.	493	$36,679
Anthem, Inc.	772	202,750
Cardinal Health, Inc.	1,004	44,778
Centene Corp.*	611	70,448
Cigna Corp.	1,163	220,877
CVS Health Corp.	3,961	259,525
DaVita, Inc.*	412	21,202
HCA Healthcare, Inc.	886	110,263
Henry Schein, Inc.*	471	36,983
Humana, Inc.	416	119,176
Laboratory Corp. of America Holdings*	320	40,435
McKesson Corp.	625	69,044
Quest Diagnostics, Inc.	390	32,475
UnitedHealth Group, Inc.	2,942	732,911
Universal Health Services, Inc., Class B	262	30,539
WellCare Health Plans, Inc.*	155	36,594

		2,064,679

Health Care Technology (0.0%)
Cerner Corp.*	912	47,825

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	1,034	69,754
Illumina, Inc.*	456	136,768
IQVIA Holdings, Inc.*	497	57,736
Mettler-Toledo International, Inc.*	78	44,115
PerkinElmer, Inc.	390	30,635
Thermo Fisher Scientific, Inc.	1,247	279,066
Waters Corp.*	258	48,672

		666,746

Pharmaceuticals (1.3%)
Allergan plc	1,026	137,135
Bristol-Myers Squibb Co.	5,065	263,279
Eli Lilly & Co.	2,950	341,374
Johnson & Johnson	8,203	1,058,597
Merck & Co., Inc.	8,291	633,516
Mylan NV*	1,563	42,826
Nektar Therapeutics*	456	14,989
Perrigo Co. plc	375	14,531
Pfizer, Inc.	17,952	783,605
Zoetis, Inc.	1,482	126,770

		3,416,622

Total Health Care		10,131,106

Industrials (2.4%)
Aerospace & Defense (0.6%)
Arconic, Inc.	1,247	21,024
Boeing Co. (The)	1,670	538,575
General Dynamics Corp.	835	131,270
Harris Corp.	350	47,128
Huntington Ingalls Industries, Inc.	137	26,072
L3 Technologies, Inc.	262	45,499
Lockheed Martin Corp.	765	200,308
Northrop Grumman Corp.	541	132,491
Raytheon Co.	890	136,482
Textron, Inc.	761	34,998
TransDigm Group, Inc.*	148	50,329
United Technologies Corp.	2,483	264,390

		1,628,566

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	427	35,907
Expeditors International of Washington, Inc.	500	34,045
FedEx Corp.	754	121,643
United Parcel Service, Inc., Class B	2,093	204,130

		395,725

Airlines (0.1%)
Alaska Air Group, Inc.	350	21,297
American Airlines Group, Inc.	1,317	42,289
Delta Air Lines, Inc.	2,023	100,948
Southwest Airlines Co.	1,629	75,716
United Continental Holdings, Inc.*	706	59,113

		299,363

Building Products (0.1%)
Allegion plc	284	22,638
AO Smith Corp.	482	20,581
Fortune Brands Home & Security, Inc.	398	15,120
Johnson Controls International plc	2,895	85,837
Masco Corp.	934	27,310

		171,486

Commercial Services & Supplies (0.1%)
Cintas Corp.	265	44,517
Copart, Inc.*	622	29,719
Republic Services, Inc.	732	52,770
Rollins, Inc.	393	14,187
Waste Management, Inc.	1,221	108,657

		249,850

Construction & Engineering (0.0%)
Fluor Corp.	442	14,232
Jacobs Engineering Group, Inc.	335	19,584
Quanta Services, Inc.	427	12,853

		46,669

Electrical Equipment (0.1%)
AMETEK, Inc.	703	47,593
Eaton Corp. plc	1,320	90,631
Emerson Electric Co.	1,964	117,349
Rockwell Automation, Inc.	387	58,236

		313,809

Industrial Conglomerates (0.4%)
3M Co.	1,813	345,449
General Electric Co.	26,379	199,689
Honeywell International, Inc.	2,310	305,197
Roper Technologies, Inc.	317	84,487

		934,822

Machinery (0.4%)
Caterpillar, Inc.	1,850	235,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cummins, Inc.	493	$65,885
Deere & Co.	971	144,844
Dover Corp.	493	34,978
Flowserve Corp.	357	13,573
Fortive Corp.	931	62,991
Illinois Tool Works, Inc.	927	117,442
Ingersoll-Rand plc	802	73,166
PACCAR, Inc.	1,059	60,511
Parker-Hannifin Corp.	416	62,042
Pentair plc	511	19,306
Snap-on, Inc.	181	26,297
Stanley Black & Decker, Inc.	486	58,194
Xylem, Inc.	541	36,096

		1,010,405

Professional Services (0.1%)
Equifax, Inc.	398	37,066
IHS Markit Ltd.*	1,089	52,239
Nielsen Holdings plc	920	21,464
Robert Half International, Inc.	331	18,933
Verisk Analytics, Inc.*	456	49,722

		179,424

Road & Rail (0.3%)
CSX Corp.	2,644	164,272
JB Hunt Transport Services, Inc.	236	21,958
Kansas City Southern	335	31,976
Norfolk Southern Corp.	886	132,492
Union Pacific Corp.	2,354	325,393

		676,091

Trading Companies & Distributors (0.0%)
Fastenal Co.	890	46,538
United Rentals, Inc.*	243	24,915
WW Grainger, Inc.	173	48,848

		120,301

Total Industrials		6,026,511

Information Technology (5.2%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	155	32,659
Cisco Systems, Inc.	14,424	624,992
F5 Networks, Inc.*	206	33,378
Juniper Networks, Inc.	1,026	27,610
Motorola Solutions, Inc.	486	55,909

		774,548

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	894	72,432
Corning, Inc.	2,545	76,884
FLIR Systems, Inc.	416	18,113
IPG Photonics Corp.*	133	15,067
Keysight Technologies, Inc.*	633	39,297
TE Connectivity Ltd.	1,100	83,193

		304,986

IT Services (1.2%)
Accenture plc, Class A	1,960	276,380
Akamai Technologies, Inc.*	482	29,441
Alliance Data Systems Corp.	151	22,662
Automatic Data Processing, Inc.	1,335	175,045
Broadridge Financial Solutions, Inc.	372	35,805
Cognizant Technology Solutions Corp., Class A	1,780	112,994
DXC Technology Co.	861	45,779
Fidelity National Information Services, Inc.	989	101,422
Fiserv, Inc.*	1,232	90,540
FleetCor Technologies, Inc.*	265	49,216
Gartner, Inc.*	265	33,878
Global Payments, Inc.	511	52,699
International Business Machines Corp.	2,615	297,247
Jack Henry & Associates, Inc.	250	31,630
Mastercard, Inc., Class A	2,799	528,031
Paychex, Inc.	1,026	66,844
PayPal Holdings, Inc.*	3,417	287,335
Total System Services, Inc.	500	40,645
VeriSign, Inc.*	306	45,377
Visa, Inc., Class A	5,448	718,809
Western Union Co. (The)	1,416	24,157

		3,065,936

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Micro Devices, Inc.*	2,626	48,476
Analog Devices, Inc.	1,107	95,014
Applied Materials, Inc.	3,104	101,625
Broadcom, Inc.	1,247	317,087
Intel Corp.	14,225	667,579
KLA-Tencor Corp.	482	43,134
Lam Research Corp.	497	67,676
Maxim Integrated Products, Inc.	905	46,019
Microchip Technology, Inc.	695	49,984
Micron Technology, Inc.*	3,498	110,992
NVIDIA Corp.	1,854	247,509
Qorvo, Inc.*	353	21,438
QUALCOMM, Inc.	4,583	260,819
Skyworks Solutions, Inc.	578	38,738
Texas Instruments, Inc.	2,987	282,271
Xilinx, Inc.	747	63,622

		2,461,983

Software (1.6%)
Adobe, Inc.*	1,500	339,360
ANSYS, Inc.*	247	35,306
Autodesk, Inc.*	692	88,998
Cadence Design Systems, Inc.*	802	34,871
Citrix Systems, Inc.	405	41,496
Fortinet, Inc.*	460	32,398
Intuit, Inc.	761	149,803
Microsoft Corp.	23,988	2,436,461
Oracle Corp.	9,189	414,884
Red Hat, Inc.*	526	92,387
salesforce.com, Inc.*	2,177	298,184
Symantec Corp.	2,019	38,149
Synopsys, Inc.*	493	41,530

		4,043,827

Technology Hardware, Storage & Peripherals (1.0%)
Apple, Inc.	14,207	2,241,012
Hewlett Packard Enterprise Co.	4,782	63,170
HP, Inc.	4,980	101,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
NetApp, Inc.	820	$48,930
Seagate Technology plc	861	33,226
Western Digital Corp.	920	34,012
Xerox Corp.	592	11,698

		2,533,939

Total Information Technology		13,185,219

Materials (0.7%)
Chemicals (0.5%)
Air Products & Chemicals, Inc.	692	110,755
Albemarle Corp.	375	28,901
Celanese Corp.	434	39,047
CF Industries Holdings, Inc.	670	29,152
DowDuPont, Inc.	7,063	377,729
Eastman Chemical Co.	431	31,511
Ecolab, Inc.	809	119,206
FMC Corp.	401	29,658
International Flavors & Fragrances, Inc.	232	31,151
Linde plc	1,710	266,828
LyondellBasell Industries NV, Class A	989	82,245
Mosaic Co. (The)	1,019	29,765
PPG Industries, Inc.	765	78,206
Sherwin-Williams Co. (The)	265	104,267

		1,358,421

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	192	32,999
Vulcan Materials Co.	387	38,236

		71,235

Containers & Packaging (0.1%)
Avery Dennison Corp.	287	25,781
Ball Corp.	1,166	53,613
International Paper Co.	1,232	49,723
Packaging Corp. of America	320	26,707
Sealed Air Corp.	508	17,699
Westrock Co.	754	28,471

		201,994

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	4,090	42,168
Newmont Mining Corp.	1,703	59,009
Nucor Corp.	1,019	52,794

		153,971

Total Materials		1,785,621

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)	342	39,412
American Tower Corp. (REIT)	1,375	217,511
Apartment Investment & Management Co. (REIT), Class A	511	22,423
AvalonBay Communities, Inc. (REIT)	416	72,405
Boston Properties, Inc. (REIT)	456	51,323
Crown Castle International Corp. (REIT)	1,287	139,807
Digital Realty Trust, Inc. (REIT)	625	66,594
Duke Realty Corp. (REIT)	982	25,434
Equinix, Inc. (REIT)	247	87,082
Equity Residential (REIT)	1,103	72,809
Essex Property Trust, Inc. (REIT)	214	52,475
Extra Space Storage, Inc. (REIT)	361	32,663
Federal Realty Investment Trust (REIT)	228	26,913
HCP, Inc. (REIT)	1,364	38,097
Host Hotels & Resorts, Inc. (REIT)	2,350	39,174
Iron Mountain, Inc. (REIT)	802	25,993
Kimco Realty Corp. (REIT)	1,269	18,591
Macerich Co. (The) (REIT)	372	16,100
Mid-America Apartment Communities, Inc. (REIT)	361	34,548
Prologis, Inc. (REIT)	1,622	95,244
Public Storage (REIT)	467	94,525
Realty Income Corp. (REIT)	901	56,799
Regency Centers Corp. (REIT)	460	26,993
SBA Communications Corp. (REIT)*	350	56,661
Simon Property Group, Inc. (REIT)	956	160,598
SL Green Realty Corp. (REIT)	284	22,459
UDR, Inc. (REIT)	761	30,151
Ventas, Inc. (REIT)	1,096	64,215
Vornado Realty Trust (REIT)	578	35,853
Welltower, Inc. (REIT)	1,111	77,115
Weyerhaeuser Co. (REIT)	2,306	50,409

		1,850,376

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	886	35,475

Total Real Estate		1,885,851

Utilities (0.9%)
Electric Utilities (0.5%)
Alliant Energy Corp.	655	27,674
American Electric Power Co., Inc.	1,500	112,110
Duke Energy Corp.	2,107	181,834
Edison International	971	55,124
Entergy Corp.	526	45,273
Evergy, Inc.	886	50,298
Eversource Energy	949	61,723
Exelon Corp.	2,990	134,849
FirstEnergy Corp.	1,364	51,218
NextEra Energy, Inc.	1,431	248,736
PG&E Corp.*	1,592	37,810
Pinnacle West Capital Corp.	350	29,820
PPL Corp.	2,181	61,788
Southern Co. (The)	3,148	138,260
Xcel Energy, Inc.	1,526	75,186

		1,311,703

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	2,203	31,856
NRG Energy, Inc.	920	36,432

		68,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Multi-Utilities (0.3%)
Ameren Corp.	695	$45,335
CenterPoint Energy, Inc.	1,280	36,134
CMS Energy Corp.	886	43,990
Consolidated Edison, Inc.	989	75,619
Dominion Energy, Inc.	2,045	146,136
DTE Energy Co.	537	59,231
NiSource, Inc.	1,067	27,048
Public Service Enterprise Group, Inc.	1,614	84,009
SCANA Corp.	357	17,058
Sempra Energy	791	85,578
WEC Energy Group, Inc.	971	67,251

		687,389

Water Utilities (0.0%)
American Water Works Co., Inc.	570	51,739

Total Utilities		2,119,119

Total Common Stocks (25.9%) (Cost $56,676,948)		65,172,815

EXCHANGE TRADED FUNDS (ETF):
Equity (0.0%)
iShares Core S&P Mid-Cap ETF	458	76,056
iShares MSCI EAFE ETF	582	34,210
iShares Russell 2000 ETF	189	25,307

Total Exchange Traded Funds (0.0%) (Cost $141,065)		135,573

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (49.8%)
U.S. Treasury Notes
1.375%, 2/29/20	$5,543,000	5,465,845
1.375%, 4/30/20	6,565,500	6,464,154
2.625%, 7/31/20	9,750,000	9,761,108
1.375%, 9/30/20	3,787,300	3,712,713
1.750%, 11/15/20	4,345,800	4,285,055
3.625%, 2/15/21	3,417,500	3,496,574
2.375%, 3/15/21	3,370,700	3,362,273
1.375%, 4/30/21	7,793,200	7,600,805
1.125%, 7/31/21	6,558,200	6,336,604
2.000%, 10/31/21	3,344,200	3,301,091
1.875%, 1/31/22	3,440,700	3,379,323
1.875%, 3/31/22	3,467,800	3,402,508
1.875%, 4/30/22	1,375,800	1,349,377
1.750%, 5/31/22	1,596,800	1,558,855
1.875%, 8/31/22	3,350,000	3,278,158
1.875%, 10/31/22	3,364,500	3,288,930
2.000%, 2/15/23	5,632,300	5,522,734
2.500%, 3/31/23	2,729,300	2,729,726
1.625%, 4/30/23	1,331,400	1,283,917
1.375%, 6/30/23	6,023,000	5,734,869
2.125%, 11/30/23	3,131,000	3,074,618
2.250%, 1/31/24	2,400,000	2,369,031
2.125%, 3/31/24	1,705,500	1,671,923
2.125%, 7/31/24	1,790,300	1,751,417
2.375%, 8/15/24	2,085,900	2,067,078
2.250%, 11/15/24	3,215,200	3,160,357
2.000%, 2/15/25	3,564,900	3,448,577
2.125%, 5/15/25	3,760,000	3,658,999
2.000%, 8/15/25	3,561,400	3,433,737
2.250%, 11/15/25	1,036,900	1,014,110
1.625%, 2/15/26	1,544,400	1,445,743
1.625%, 5/15/26	1,044,700	975,529
1.500%, 8/15/26	1,070,400	987,430
2.000%, 11/15/26	1,497,300	1,429,259
2.375%, 5/15/27	1,664,500	1,629,650
2.250%, 8/15/27	1,753,100	1,696,649
2.250%, 11/15/27	1,600,000	1,545,563
2.750%, 2/15/28	1,806,200	1,815,560
2.875%, 5/15/28	1,304,200	1,324,188
2.875%, 8/15/28	1,560,000	1,584,030

Total U.S. Treasury Obligations		125,398,067

Total Long-Term Debt Securities (49.8%) (Cost $125,770,131)		125,398,067

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (19.2%)
JPMorgan Prime Money Market Fund, IM Shares	48,409,670	48,414,511

Total Short-Term Investment (19.2%) (Cost $48,416,170)		48,414,511

Total Investments in Securities (94.9%) (Cost $231,004,314)		239,120,966
Other Assets Less Liabilities (5.1%)		12,843,279

Net Assets (100%)		$251,964,245

*	Non-income producing.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	378	3/2019	USD	32,432,400	(782,063)
Russell 2000 E-Mini Index	69	3/2019	USD	4,654,050	(287,467)
S&P Midcap 400 E-Mini Index	23	3/2019	USD	3,823,060	(216,087)

					(1,285,617)

Short Contracts
S&P 500 E-Mini Index	(74)	3/2019	USD	(9,269,240)	(440,714)

					(440,714)

					(1,726,331)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$6,579,721	$—	$—	$6,579,721
Consumer Discretionary	6,576,061	—	—	6,576,061
Consumer Staples	4,812,207	—	—	4,812,207
Energy	3,367,698	—	—	3,367,698
Financials	8,703,701	—	—	8,703,701
Health Care	10,131,106	—	—	10,131,106
Industrials	6,026,511	—	—	6,026,511
Information Technology	13,185,219	—	—	13,185,219
Materials	1,785,621	—	—	1,785,621
Real Estate	1,885,851	—	—	1,885,851
Utilities	2,119,119	—	—	2,119,119
Exchange Traded Funds	135,573	—	—	135,573
Short-Term Investment
Investment Company	48,414,511	—	—	48,414,511
U.S. Treasury Obligations	—	125,398,067	—	125,398,067

Total Assets	$113,722,899	$125,398,067	$—	$239,120,966

Liabilities:
Futures	$(1,726,331)	$—	$—	$(1,726,331)

Total Liabilities	$(1,726,331)	$—	$—	$(1,726,331)

Total	$111,996,568	$125,398,067	$—	$237,394,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(1,726,331	)*

Total		$(1,726,331)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(7,599,137)	$(7,599,137)

Total	$(7,599,137)	$(7,599,137)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,512,013)	$(2,512,013)

Total	$(2,512,013)	$(2,512,013)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $53,128,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$192,462,920
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$174,976,237

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,655,713
Aggregate gross unrealized depreciation	(5,681,727)

Net unrealized appreciation	$7,973,986

Federal income tax cost of investments in securities and derivative instruments, if applicable	$229,420,649

For the year ended December 31, 2018, the Portfolio incurred approximately $11 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $231,004,314)	$239,120,966
Cash	8,721,500
Cash held as collateral at broker for futures	3,545,500
Dividends, interest and other receivables	846,305
Due from broker for futures variation margin	63,285
Receivable for securities sold	37,839
Other assets	1,328

Total assets	252,336,723

LIABILITIES
Investment management fees payable	158,229
Distribution fees payable – Class IB	53,830
Payable for securities purchased	38,758
Payable for Portfolio shares redeemed	33,526
Administrative fees payable	26,420
Accrued expenses	61,715

Total liabilities	372,478

NET ASSETS	$251,964,245

Net assets were comprised of:
Paid in capital	$255,811,440
Total distributable earnings (loss)	(3,847,195)

Net assets	$251,964,245

Class IB
Net asset value, offering and redemption price per share, $251,964,245 / 25,487,751 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$2,811,809
Dividends	2,228,756

Total income	5,040,565

EXPENSES
Investment management fees	1,996,017
Distribution fees – Class IB	623,754
Administrative fees	302,036
Professional fees	55,180
Printing and mailing expenses	29,546
Custodian fees	20,000
Trustees’ fees	5,888
Miscellaneous	8,959

Gross expenses	3,041,380
Less: Waiver from investment manager	(117,223)

Net expenses	2,924,157

NET INVESTMENT INCOME (LOSS)	2,116,408

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,473,694)
Futures contracts	(7,599,137)

Net realized gain (loss)	(9,072,831)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(3,743,113)
Futures contracts	(2,512,013)

Net change in unrealized appreciation (depreciation)	(6,255,126)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,327,957)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,211,549)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,116,408	$613,208
Net realized gain (loss)	(9,072,831)	7,093,301
Net change in unrealized appreciation (depreciation)	(6,255,126)	10,189,192

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,211,549)	17,895,701

Distributions to shareholders: (a)
Class IB	(3,052,403)	(8,128,926)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,834,860 and 5,451,759 shares, respectively ]	40,219,950	57,089,463
Capital shares issued in reinvestment of dividends and distributions [ 297,582 and 774,750 shares, respectively ]	3,052,403	8,128,926
Capital shares repurchased [ (618,203) and (414,702) shares, respectively ]	(6,508,605)	(4,343,967)

Total Class IB transactions	36,763,748	60,874,422

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	36,763,748	60,874,422

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,499,796	70,641,197
NET ASSETS:
Beginning of year	231,464,449	160,823,252

End of year (b)	$251,964,245	$231,464,449

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $598,571 for Class IB; and dividends from net realized capital gains of $7,530,355 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $20,897 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						May 1, 2015* to December 31, 2015
Class IB	2018		2017		2016
Net asset value, beginning of period	$10.53		$9.95		$9.64		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09		0.03		—	#	0.01
Net realized and unrealized gain (loss)	(0.61)		0.94		0.31		(0.36)

Total from investment operations	(0.52)		0.97		0.31		(0.35)

Less distributions:
Dividends from net investment income	(0.08)		(0.03)		—	#	(0.01)
Distributions from net realized gains	(0.04)		(0.36)		—		—

Total dividends and distributions	(0.12)		(0.39)		—	#	(0.01)

Net asset value, end of period	$9.89		$10.53		$9.95		$9.64

Total return (b)	(4.95)%		9.75%		3.26%		(3.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$251,964		$231,464		$160,823		$65,818
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.20	%(k)	1.23	%(m)	1.23%
Before waivers (a)(f)	1.22%		1.23%		1.27%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.85%		0.31%		0.05%		0.15	%(l)
Before waivers (a)(f)	0.80%		0.29%		—	%‡‡	(0.05	)%(l)
Portfolio turnover rate^	90%		78%		378%		762	%(z)

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.64	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02
Net realized and unrealized gain (loss)	(0.22)	(0.36)

Total from investment operations	(0.22)	(0.34)

Less distributions:
Dividends from net investment income	—	(0.02)

Net asset value, end of period	$9.42	$9.64

Total return (b)	(2.28)%	(3.36)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$9,570
Ratio of expenses to average net assets:
After waivers (a)(f)	0.98%	0.99%
Before waivers (a)(f)	1.10%	1.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%	0.32	%(l)
Before waivers (a)(f)	0.25%	(0.25	)%(l)
Portfolio turnover rate^	378%	762	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer being offered, but are still registered.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/JANUS ENTERPRISE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(1.79)%	2.43%	12.62%
Portfolio – Class IB Shares	(1.81)	2.43	12.54
Portfolio – Class K Shares*	(1.54)	2.69	7.41
Russell Midcap® Growth Index	(4.75)	7.42	15.12

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.81)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned (4.75)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the financial sector contributed to relative performance.

•	Stock selection in the health care sector contributed to relative results.

•	An underweight to the materials sector contributed on a relative basis.

•	On an absolute basis, our largest contributors included Atlassian Corp. plc, Boston Scientific Corp. and Dexcom, Inc.

What hurt performance during the year:

•	Stock selection in the technology sector was a large detractor from relative performance.

•	An underweight to the consumer staples sector also detracted from relative results.

•	On an absolute basis the largest individual detractors were Flextronics International., Sealed Air Corp. and TE Connectivity Ltd.

Portfolio Positioning and Outlook — Janus Capital Management LLC

Many of the issues that roiled markets toward the end of the year — trade conflict, Brexit negotiations, uncertainty about global growth and monetary tightening — are likely to persist. As a result, we expect more volatility in the coming months. However, we think investors should rethink how they prepare for it.

Traditionally, when questions about the economy surface, many investors’ knee-jerk reaction is to pile into consumer staples stocks. The revenues tied to selling these more basic goods and services are thought to be a source of stability when consumers and businesses cut spending elsewhere. We saw this investment trend play out again in the fourth quarter, with consumer staples stocks broadly outperforming the rest of the market.

We believe the notion that these stocks provide “safety” is misguided, however, and this is reflected in our portfolio where we are underweight the consumer staples sector at period end. Not only do these stocks trade at high valuations relative to the market, but new distribution channels and digital touchpoints for reaching consumers have whittled away the barriers to entry they once enjoyed. Other trends such as changing consumer preferences toward more authentic, local, organic or natural products create further headwinds for many staples companies.

We see both better stability — and better growth — in other pockets of the market. In recent months we have increased our exposure to financial technology and “information services” companies. These companies provide data, analytics or business process software that is absolutely vital to the businesses that depend on it. The mission-critical nature of these data and services give these companies a high degree of pricing power and, in our view, make their revenue streams less cyclical.

Another area where we see opportunity is in medical device companies. A convergence of factors including innovation, a rising global middle class that demands better health care and a rising aging population all underpin strong demand. And similar to information services companies, the critical nature of medical devices to someone’s survival removes cyclicality from their revenue streams. A surgery to install a new heart valve, for example, can’t wait until the economy improves.

Both the information services and medical device stocks generally trade at a slight premium to consumer staples companies, but in our

AXA/JANUS ENTERPRISE PORTFOLIO (Unaudited)

view they have similar defensive characteristics, stronger competitive advantages and ultimately, better growth. If volatility persists, we’ll rest easier holding these stocks than what we currently see in the consumer staples sector.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	32.8%
Industrials	19.9
Health Care	18.4
Financials	11.0
Consumer Discretionary	8.8
Real Estate	4.2
Communication Services	1.5
Materials	1.3
Repurchase Agreements	1.0
Energy	0.2
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$917.60	$5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.39
Class IB
Actual	1,000.00	917.40	5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.39
Class K
Actual	1,000.00	918.40	3.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.12

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.06%, 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.5%)
Entertainment (0.5%)
Liberty Media Corp.-Liberty Formula One, Class C*	140,335	$4,308,285

Media (1.0%)
Omnicom Group, Inc.	115,989	8,495,034

Total Communication Services		12,803,319

Consumer Discretionary (8.8%)
Auto Components (0.3%)
Visteon Corp.*	47,328	2,852,932

Diversified Consumer Services (1.8%)
frontdoor, Inc.*	156,220	4,157,014
ServiceMaster Global Holdings, Inc.*	312,440	11,479,046

		15,636,060

Hotels, Restaurants & Leisure (3.1%)
Aramark	227,150	6,580,536
Dunkin’ Brands Group, Inc.	191,511	12,279,685
Norwegian Cruise Line Holdings Ltd.*	188,634	7,996,195

		26,856,416

Internet & Direct Marketing Retail (0.4%)
Wayfair, Inc., Class A (x)*	36,088	3,250,807

Specialty Retail (0.6%)
Williams-Sonoma, Inc. (x)	99,144	5,001,815

Textiles, Apparel & Luxury Goods (2.6%)
Carter’s, Inc.	62,039	5,063,623
Gildan Activewear, Inc.	452,600	13,740,936
Lululemon Athletica, Inc.*	33,314	4,051,315

		22,855,874

Total Consumer Discretionary		76,453,904

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
World Fuel Services Corp.	68,974	1,476,733

Total Energy		1,476,733

Financials (11.0%)
Banks (0.5%)
SVB Financial Group*	23,827	4,525,224

Capital Markets (5.2%)
LPL Financial Holdings, Inc.	295,221	18,032,099
MSCI, Inc.	38,214	5,633,890
TD Ameritrade Holding Corp.	432,246	21,162,764

		44,828,753

Consumer Finance (0.5%)
Synchrony Financial	181,506	4,258,131

Insurance (4.8%)
Aon plc	127,181	18,487,030
Intact Financial Corp.	158,256	11,498,251
WR Berkley Corp.	153,497	11,344,963

		41,330,244

Total Financials		94,942,352

Health Care (18.4%)
Biotechnology (2.3%)
ACADIA Pharmaceuticals, Inc. (x)*	135,125	2,184,971
Alkermes plc*	81,337	2,400,255
Celgene Corp.*	89,073	5,708,689
Neurocrine Biosciences, Inc.*	102,649	7,330,165
Sarepta Therapeutics, Inc.*	24,892	2,716,464

		20,340,544

Health Care Equipment & Supplies (8.9%)
Boston Scientific Corp.*	585,526	20,692,489
Cooper Cos., Inc. (The)	68,061	17,321,524
ICU Medical, Inc.*	35,099	8,059,783
STERIS plc	147,836	15,796,277
Teleflex, Inc.	31,068	8,030,457
Varian Medical Systems, Inc.*	63,858	7,235,750

		77,136,280

Health Care Technology (1.2%)
athenahealth, Inc.*	77,174	10,181,566

Life Sciences Tools & Services (5.2%)
IQVIA Holdings, Inc.*	115,907	13,464,916
PerkinElmer, Inc.	219,587	17,248,559
Waters Corp.*	75,232	14,192,517

		44,905,992

Pharmaceuticals (0.8%)
Catalent, Inc.*	167,633	5,226,797
Elanco Animal Health, Inc. (x)*	41,235	1,300,139

		6,526,936

Total Health Care		159,091,318

Industrials (19.9%)
Aerospace & Defense (2.7%)
Harris Corp.	60,264	8,114,548
Teledyne Technologies, Inc.*	73,606	15,241,594

		23,356,142

Airlines (0.7%)
Ryanair Holdings plc (ADR)*	83,082	5,927,070

Building Products (0.8%)
AO Smith Corp.	168,254	7,184,446

Commercial Services & Supplies (3.5%)
Cimpress NV*	113,426	11,730,517
Edenred	256,248	9,393,330
Ritchie Bros Auctioneers, Inc.	272,908	8,929,550

		30,053,397

Electrical Equipment (3.1%)
AMETEK, Inc.	45,263	3,064,305
Sensata Technologies Holding plc*	517,185	23,190,576

		26,254,881

Industrial Conglomerates (1.0%)
Carlisle Cos., Inc.	88,610	8,907,077

Machinery (2.2%)
Middleby Corp. (The)*	62,021	6,371,417
Rexnord Corp.*	373,928	8,581,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Wabtec Corp.	56,889	$3,996,452

		18,949,517

Professional Services (4.5%)
CoStar Group, Inc.*	41,423	13,973,635
IHS Markit Ltd.*	161,640	7,753,871
Verisk Analytics, Inc.*	156,829	17,100,634

		38,828,140

Road & Rail (0.8%)
Old Dominion Freight Line, Inc.	57,200	7,063,628

Trading Companies & Distributors (0.6%)
Ferguson plc	80,232	5,138,533

Total Industrials		171,662,831

Information Technology (32.8%)
Electronic Equipment, Instruments & Components (6.0%)
Belden, Inc.	109,780	4,585,511
Dolby Laboratories, Inc., Class A	124,826	7,719,240
Flex Ltd.*	839,362	6,387,545
National Instruments Corp.	338,529	15,362,446
TE Connectivity Ltd.	232,242	17,564,462

		51,619,204

IT Services (10.2%)
Amdocs Ltd.	262,244	15,362,253
Broadridge Financial Solutions, Inc.	70,210	6,757,712
Euronet Worldwide, Inc.*	37,750	3,864,845
Fidelity National Information Services, Inc.	130,838	13,417,437
Gartner, Inc.*	68,068	8,701,813
Global Payments, Inc.	152,681	15,745,992
GoDaddy, Inc., Class A*	106,019	6,956,967
WEX, Inc.*	122,315	17,131,439

		87,938,458

Semiconductors & Semiconductor Equipment (7.3%)
KLA-Tencor Corp.	148,446	13,284,433
Lam Research Corp.	68,956	9,389,738
Microchip Technology, Inc. (x)	241,606	17,376,303
ON Semiconductor Corp.*	802,365	13,247,046
Xilinx, Inc.	116,205	9,897,180

		63,194,700

Software (9.3%)
Atlassian Corp. plc, Class A*	160,712	14,300,154
Constellation Software, Inc.	30,763	19,691,295
Intuit, Inc.	27,899	5,491,918
Nice Ltd. (ADR) (x)*	136,153	14,733,116
SS&C Technologies Holdings, Inc.	391,354	17,653,979
Ultimate Software Group, Inc. (The)*	36,544	8,948,529

		80,818,991

Total Information Technology		283,571,353

Materials (1.3%)
Containers & Packaging (1.3%)
Sealed Air Corp.	324,840	11,317,426

Total Materials		11,317,426

Real Estate (4.2%)
Equity Real Estate Investment Trusts (REITs) (4.2%)
Crown Castle International Corp. (REIT)	171,640	18,645,253
Lamar Advertising Co. (REIT), Class A	255,818	17,697,489

Total Real Estate		36,342,742

Total Common Stocks (98.1%) (Cost $702,800,468)		847,661,978

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,815,230, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,851,535. (xx)	$1,814,938	1,814,938
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,000,161, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,020,261. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $2,001,007, collateralized by various Common Stocks; total market value $2,226,644. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $400,057, collateralized by various Common Stocks; total market value $445,285. (xx)	400,000	400,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,000,164, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,020,000. (xx)	1,000,000	1,000,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $2,000,281, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $2,190,952. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		8,214,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Value (Note 1)
Total Short-Term Investments (1.0%) (Cost $8,214,938)	$8,214,938

Total Investments in Securities (99.1%) (Cost $711,015,406)	855,876,916
Other Assets Less Liabilities (0.9%)	8,070,218

Net Assets (100%)	$863,947,134

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $15,347,313. This was collateralized by $7,482,529 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.125%, maturing 1/3/19 - 2/15/48 and by cash of $8,214,938 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$12,803,319	$—	$—	$12,803,319
Consumer Discretionary	76,453,904	—	—	76,453,904
Energy	1,476,733	—	—	1,476,733
Financials	94,942,352	—	—	94,942,352
Health Care	159,091,318	—	—	159,091,318
Industrials	157,130,968	14,531,863	—	171,662,831
Information Technology	283,571,353	—	—	283,571,353
Materials	11,317,426	—	—	11,317,426
Real Estate	36,342,742	—	—	36,342,742
Short-Term Investments
Repurchase Agreements	—	8,214,938	—	8,214,938

Total Assets	$833,130,115	$22,746,801	$—	$855,876,916

Total Liabilities	$—	$—	$—	$—

Total	$833,130,115	$22,746,801	$—	$855,876,916

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$119,587,392
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$168,264,772

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$191,921,445
Aggregate gross unrealized depreciation	(47,021,693)

Net unrealized appreciation	$144,899,752

Federal income tax cost of investments in securities and derivative instruments, if applicable	$710,977,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $702,800,468)	$847,661,978
Repurchase Agreements (Cost $8,214,938)	8,214,938
Cash	17,592,969
Foreign cash (Cost $68,973)	68,973
Receivable for securities sold	589,798
Receivable for Portfolio shares sold	352,414
Dividends, interest and other receivables	202,003
Securities lending income receivable	7,035
Other assets	4,006

Total assets	874,694,114

LIABILITIES
Payable for return of collateral on securities loaned	8,214,938
Payable for securities purchased	1,420,048
Investment management fees payable	500,425
Payable for Portfolio shares redeemed	267,331
Distribution fees payable – Class IB	164,117
Administrative fees payable	72,139
Distribution fees payable – Class IA	15,280
Accrued expenses	92,702

Total liabilities	10,746,980

NET ASSETS	$863,947,134

Net assets were comprised of:
Paid in capital	$714,084,500
Total distributable earnings (loss)	149,862,634

Net assets	$863,947,134

Class IA
Net asset value, offering and redemption price per share, $70,224,481 / 4,199,932 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.72

Class IB
Net asset value, offering and redemption price per share, $756,219,641 / 45,912,770 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.47

Class K
Net asset value, offering and redemption price per share, $37,503,012 / 2,201,730 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.03

(x)	Includes value of securities on loan of $15,347,313.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $164,161 foreign withholding tax)	$8,725,736
Interest	264,643
Securities lending (net)	176,383

Total income	9,166,762

EXPENSES
Investment management fees	6,775,305
Distribution fees – Class IB	2,118,709
Administrative fees	940,546
Distribution fees – Class IA	197,355
Printing and mailing expenses	82,785
Custodian fees	63,000
Professional fees	46,974
Trustees’ fees	23,240
Miscellaneous	20,748

Gross expenses	10,268,662
Less: Waiver from investment manager	(58,998)

Net expenses	10,209,664

NET INVESTMENT INCOME (LOSS)	(1,042,902)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	51,754,577
Foreign currency transactions	(14,989)

Net realized gain (loss)	51,739,588

Change in unrealized appreciation (depreciation) on:
Investments in securities	(63,120,197)
Foreign currency translations	(734)

Net change in unrealized appreciation (depreciation)	(63,120,931)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,381,343)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,424,245)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,042,902)	$(798,407)
Net realized gain (loss)	51,739,588	30,691,164
Net change in unrealized appreciation (depreciation)	(63,120,931)	180,339,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,424,245)	210,232,713

Distributions to shareholders: (a)
Class IA	(4,247,497)	(7,714,150)
Class IB	(46,269,130)	(82,105,747)
Class K	(2,222,283)	(3,836,767)

Total distributions to shareholders	(52,738,910)	(93,656,664)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 349,584 and 444,473 shares, respectively ]	6,712,993	7,870,690
Capital shares issued in reinvestment of distributions [ 240,777 and 446,418 shares, respectively ]	4,247,497	7,714,150
Capital shares repurchased [ (589,140) and (778,867) shares, respectively ]	(11,269,877)	(13,721,958)

Total Class IA transactions	(309,387)	1,862,882

Class IB
Capital shares sold [ 3,029,491 and 2,477,665 shares, respectively ]	57,372,858	42,608,979
Capital shares issued in reinvestment of distributions [ 2,662,339 and 4,818,157 shares, respectively ]	46,269,130	82,105,747
Capital shares repurchased [ (5,458,589) and (5,791,805) shares, respectively ]	(103,096,710)	(99,752,459)

Total Class IB transactions	545,278	24,962,267

Class K
Capital shares sold [ 278,971 and 226,067 shares, respectively ]	5,435,331	4,006,648
Capital shares issued in reinvestment of distributions [ 123,678 and 218,913 shares, respectively ]	2,222,283	3,836,767
Capital shares repurchased [ (351,558) and (315,360) shares, respectively ]	(6,858,471)	(5,577,897)

Total Class K transactions	799,143	2,265,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,035,034	29,090,667

TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,128,121)	145,666,716
NET ASSETS:
Beginning of year	928,075,255	782,408,539

End of year (b)	$863,947,134	$928,075,255

(a)  Prior year distributions to shareholders were made up of dividends from net realized capital gains of $7,714,150, $82,105,747 and $3,836,767 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $255,681 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016		2015	2014
Net asset value, beginning of year	$18.05	$15.73	$16.45		$17.87	$20.45

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.02)	(0.01	)###	(0.14)	(0.12	)##
Net realized and unrealized gain (loss)	(0.25)	4.28	(0.70)		(0.85)	(0.01)

Total from investment operations	(0.27)	4.26	(0.71)		(0.99)	(0.13)

Less distributions:
Distributions from net realized gains	(1.06)	(1.94)	(0.01)		(0.43)	(2.45)

Net asset value, end of year	$16.72	$18.05	$15.73		$16.45	$17.87

Total return	(1.79)%	27.88%	(4.34)%		(5.48)%	(0.72)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$70,224	$75,784	$64,274		$75,683	$89,069
Ratio of expenses to average net assets:
After waivers (f)	1.07%	1.08%	1.08%		1.07%	1.07%
Before waivers (f)	1.07%	1.08%	1.08%		1.07%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.12)%	(0.10)%	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)
Before waivers (f)	(0.12)%	(0.10)%	(0.09	)%(dd)	(0.81)%	(0.58	)%(aa)
Portfolio turnover rate^	13%	12%	34%		21%	45%

	Year Ended December 31,
Class IB	2018	2017	2016		2015	2014
Net asset value, beginning of year	$17.80	$15.53	$16.24		$17.65	$20.23

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.02)	(0.01	)###	(0.14)	(0.11	)##
Net realized and unrealized gain (loss)	(0.25)	4.23	(0.69)		(0.84)	(0.02)

Total from investment operations	(0.27)	4.21	(0.70)		(0.98)	(0.13)

Less distributions:
Distributions from net realized gains	(1.06)	(1.94)	(0.01)		(0.43)	(2.45)

Net asset value, end of year	$16.47	$17.80	$15.53		$16.24	$17.65

Total return	(1.81)%	27.92%	(4.33)%		(5.49)%	(0.73)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$756,220	$812,885	$685,996		$801,749	$923,131
Ratio of expenses to average net assets:
After waivers (f)	1.07%	1.08%	1.08%		1.07%	1.07%
Before waivers (f)	1.07%	1.08%	1.08%		1.07%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.12)%	(0.10)%	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)
Before waivers (f)	(0.12)%	(0.10)%	(0.09	)%(ee)	(0.81)%	(0.58	)%(bb)
Portfolio turnover rate^	13%	12%	34%		21%	45%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016		2015	2014
Net asset value, beginning of year	$18.32	$15.90	$16.59		$17.97	$20.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.03	0.02	###	(0.10)	(0.06	)##
Net realized and unrealized gain (loss)	(0.26)	4.33	(0.70)		(0.85)	(0.02)

Total from investment operations	(0.23)	4.36	(0.68)		(0.95)	(0.08)

Less distributions:
Distributions from net realized gains	(1.06)	(1.94)	(0.01)		(0.43)	(2.45)

Net asset value, end of year	$17.03	$18.32	$15.90		$16.59	$17.97

Total return	(1.54)%	28.22%	(4.12)%		(5.23)%	(0.47)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,503	$39,406	$32,139		$37,430	$43,862
Ratio of expenses to average net assets:
After waivers (f)	0.82%	0.83%	0.83%		0.82%	0.82%
Before waivers (f)	0.82%	0.83%	0.83%		0.82%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.13%	0.15%	0.16	%(ff)	(0.56)%	(0.32	)%(cc)
Before waivers (f)	0.13%	0.15%	0.16	%(ff)	(0.56)%	(0.32	)%(cc)
Portfolio turnover rate^	13%	12%	34%		21%	45%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.18), $(0.18), and $(0.13) for Class IA, Class IB, and Class K, respectively.
###	Includes income resulting from special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.91)%.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.90)%.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.64)%.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.40)%.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.39)%.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.15)%.

See Notes to Financial Statements.

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(4.73)%	(2.79)%
Portfolio – Class K Shares*	(4.48)	(2.54)
AXA/JPMorgan Strategic Allocation Index	(3.64)	(1.76)
S&P 500® Index	(4.38)	(0.72)
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.15

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.73)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA/JPMorgan Strategic Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (3.64)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

A pickup in volatility — driven by tightening financial conditions and fears of declining global growth — underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, while dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened to 24-month highs on the back of declining equity markets. Over the year, the Federal Reserve raised the federal funds target rate four times, moving from 1.50% to 2.50%. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

The Portfolio’s risk managed framework de-risked during the year and contributed towards performance, while strategic asset allocation also contributed slightly.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management Inc.

While we still view U.S. recession risk as low in an absolute sense, we believe it has risen in the past months. We believe stocks have an elevated risk given the lack of a clear near-term catalyst to change market sentiment. On a relative basis, we feel that the U.S. will be the best-performing equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. We remain neutral on credit while duration appears less attractive in the wake of the recent bond rally. We feel that U.S. Treasuries will be the best performer within the asset class. Finally, amid heightened volatility, cash yields continue to look attractive.

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	2.22
Weighted Average Modified Duration (Years)*	3.83
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Exchange Traded Funds	47.6%
U.S. Government Agency Securities	35.0
U.S. Treasury Obligations	16.1
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$946.20	$5.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.40	5.86
Class K
Actual	1,000.00	947.70	4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.59

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (34.8%)
iShares 1-3 Year Treasury Bond ETF	130,861	$10,942,597
SPDR Bloomberg Barclays Intermediate Term Treasury ETF	276,835	16,485,524

Total Fixed Income		27,428,121

Equity (12.8%)
Vanguard S&P 500 ETF	44,124	10,140,137

Total Exchange Traded Funds (47.6%) (Cost $38,200,813)		37,568,258

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (2.2%)
U.S. Treasury Notes 1.125%, 1/31/19#	$1,700,000	1,698,019

Total Long-Term Debt Securities (2.2%) (Cost $1,697,780)		1,698,019

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (35.0%)
FFCB 4.69%, 1/2/19 (o)(p)	10,000,000	9,997,393
FHLB 4.59%, 1/2/19 (o)(p)	7,564,000	7,562,072
FHLMC 4.59%, 1/2/19 (o)(p)	10,000,000	9,997,451

Total U.S. Government Agency Securities		27,556,916

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (13.9%)
U.S. Treasury Bills 0.74%, 1/3/19 (p)	11,000,000	10,999,321

Total Short-Term Investments (48.9%) (Cost $38,560,918)		38,556,237

Total Investments in Securities (98.7%) (Cost $78,459,511)		77,822,514
Other Assets Less Liabilities (1.3%)		1,020,158

Net Assets (100%)		$78,842,672

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,673,048.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2018.
(p)	Yield to maturity.

Glossary:

EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	172	3/2019	EUR	5,860,832	(181,679)
FTSE 100 Index	29	3/2019	GBP	2,461,393	(39,003)
Russell 2000 E-Mini Index	85	3/2019	USD	5,733,250	(317,381)
S&P 500 E-Mini Index	82	3/2019	USD	10,271,320	(589,764)
TOPIX Index	21	3/2019	JPY	2,861,502	(162,407)

					(1,290,234)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$37,568,258	$—	$—	$37,568,258
Short-Term Investments
U.S. Government Agency Securities	—	27,556,916	—	27,556,916
U.S. Treasury Obligations	—	10,999,321	—	10,999,321
U.S. Treasury Obligations	—	1,698,019	—	1,698,019

Total Assets	$37,568,258	$40,254,256	$—	$77,822,514

Liabilities:
Futures	$(1,290,234)	$—	$—	$(1,290,234)

Total Liabilities	$(1,290,234)	$—	$—	$(1,290,234)

Total	$36,278,024	$40,254,256	$—	$76,532,280

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^		Fair Value

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(1,290,234	)*

Total		$(1,290,234)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,285,807)	$(2,285,807)

Total	$(2,285,807)	$(2,285,807)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,320,448)	$(1,320,448)

Total	$(1,320,448)	$(1,320,448)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $17,570,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$46,074,453
Long-term U.S. government debt securities	254,000

$46,328,453

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$13,035,355
Long-term U.S. government debt securities	—

$13,035,355

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$419,104
Aggregate gross unrealized depreciation	(1,313,820)

Net unrealized depreciation	$(894,716)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$77,426,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $78,459,511)	$77,822,514
Cash	9,059
Receivable for securities sold	1,689,622
Receivable for Portfolio shares sold	526,466
Due from broker for futures variation margin	374,641
Dividends, interest and other receivables	8,003
Other assets	204

Total assets	80,430,509

LIABILITIES
Payable for securities purchased	1,483,885
Investment management fees payable	30,323
Distribution fees payable – Class IB	14,199
Administrative fees payable	7,983
Payable for Portfolio shares redeemed	3
Accrued expenses	51,444

Total liabilities	1,587,837

NET ASSETS	$78,842,672

Net assets were comprised of:
Paid in capital	$83,178,771
Total distributable earnings (loss)	(4,336,099)

Net assets	$78,842,672

Class IB
Net asset value, offering and redemption price per share, $69,223,453 / 7,207,353 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.60

Class K
Net asset value, offering and redemption price per share, $9,619,219 / 1,001,676 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$457,914
Interest	362,882

Total income	820,796

EXPENSES
Investment management fees	318,679
Offering costs	79,939
Distribution fees – Class IB	74,284
Professional fees	53,870
Administrative fees	48,281
Printing and mailing expenses	28,542
Custodian fees	5,000
Trustees’ fees	688
Miscellaneous	1,214

Gross expenses	610,497
Less: Waiver from investment manager	(176,745)

Net expenses	433,752

NET INVESTMENT INCOME (LOSS)	387,044

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(103,681)
Futures contracts	(2,285,807)
Foreign currency transactions	(15,221)

Net realized gain (loss)	(2,404,709)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(673,772)
Futures contracts	(1,320,448)
Foreign currency translations	(7,045)

Net change in unrealized appreciation (depreciation)	(2,001,265)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,405,974)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,018,930)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	November 13, 2017* to December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$387,044	$15,508
Net realized gain (loss)	(2,404,709)	83,308
Net change in unrealized appreciation (depreciation)	(2,001,265)	67,745

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,018,930)	166,561

Distributions to shareholders: (a)
Class IB	(448,688)	(160)
Class K	(97,542)	(18,810)

Total distributions to shareholders	(546,230)	(18,970)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 7,212,267 and 10,000 shares, respectively ]	73,312,912	100,000
Capital shares issued in reinvestment of dividends [ 45,180 and 16 shares, respectively ]	448,688	160
Capital shares repurchased [ (60,110) and 0 shares, respectively ]	(617,871)	—

Total Class IB transactions	73,143,729	100,160

Class K
Capital shares sold [ 0 and 990,000 shares, respectively ]	—	9,900,000
Capital shares issued in reinvestment of dividends [ 9,815 and 1,861 shares, respectively ]	97,542	18,810

Total Class K transactions	97,542	9,918,810

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	73,241,271	10,018,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,676,111	10,166,561
NET ASSETS:
Beginning of period	10,166,561	—

End of period (b)	$78,842,672	$10,166,561

* Commencement of Operations.

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $160 and $18,810 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $3,501 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.01
Net realized and unrealized gain (loss)	(0.58)		0.16

Total from investment operations	(0.48)		0.17

Less distributions:
Dividends from net investment income	(0.05)		(0.02)
Distributions from net realized gains	(0.02)		—

Total dividends and distributions	(0.07)		(0.02)

Net asset value, end of period	$9.60		$10.15

Total return (b)	(4.73)%		1.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,223		$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15	%(j)	1.17	%**(k)
Before waivers and reimbursements (a)(f)	1.55%		3.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.99%		0.92	%(l)
Before waivers and reimbursements (a)(f)(x)	0.59%		(1.02	)%(l)
Portfolio turnover rate^	62%		1	%(z)

Class K	Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.02
Net realized and unrealized gain (loss)	(0.54)		0.15

Total from investment operations	(0.45)		0.17

Less distributions:
Dividends from net investment income	(0.08)		(0.02)
Distributions from net realized gains	(0.02)		—

Total dividends and distributions	(0.10)		(0.02)

Net asset value, end of period	$9.60		$10.15

Total return (b)	(4.48)%		1.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,619		$10,065
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90	%(j)	0.92	%**(k)
Before waivers and reimbursements (a)(f)	1.47%		2.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.91%		1.17	%(l)
Before waivers and reimbursements (a)(f)(x)	0.34%		(0.76	)%(l)
Portfolio turnover rate^	62%		1	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	QS Investors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(5.96)%	3.81%
AXA/Legg Mason Strategic Allocation Index	(4.88)	5.42
S&P 500® Index	(4.38)	12.04
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	0.53

* Date of inception 2/22/16. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.96)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA/Legg Mason Strategic Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (4.88)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Fixed income, through the Portfolio’s allocation to 3-7 yr. U.S. Treasuries, was the only asset class to post positive returns in 2018.

What hurt performance during the year:

•

The late year equity market sell-off erased gains from the first three quarters across equities. All five equity exchange-traded funds (ETFs) declined in 2018, with international developed equity leading the sell-off. U.S. large equity fared the best of equity, although falling roughly 4.5%.

•	Other than the U.S. Treasuries noted above, U.S. fixed income detracted from returns over the year.

Portfolio Positioning and Outlook — QS Investors, LLC

Our economic outlook is in slightly negative territory at the end of December — a rebound from a far more negative position at the end of November. A decline in building permits and a pullback in manufacturing data are the primary drivers of this month’s position. The improvement versus the prior month was largely due to a recovery in global trade data.

This assessment of leading indicators is subsequently the largest drag on our outlook of global stocks versus bonds, which modestly favors equities. Valuation between the two assets favors equities and this strengthened throughout the fourth quarter of 2018 as U.S. government bond rates declined (peaking at 3.24% in November and ending the month at 2.68%). This trend in interest rates, signaling a decline in borrowing costs, also favors equites in our tactical model. The factors favoring fixed income included a pullback in our measurement of leverage in the U.S. economy as well as our economic indicators in negative territory, as described above.

Due to the spike in volatility to end the year, the Portfolio’s risk management mechanism de-risked the Portfolio in the closing days of the year.

How derivatives contributed/detracted from performance during the year:

•

The Portfolio has the ability to hold futures as a method of managing to its volatility cap. During the year, these securities had a negligible impact on returns, as the portfolio de-risked in only the final days of the year.

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	4.58
Weighted Average Coupon (%)	2.57
Weighted Average Modified Duration (Years)*	4.23
Weighted Average Rating**	AAA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Exchange Traded Funds	53.5%
U.S. Treasury Obligations	40.7
Repurchase Agreements	7.5
Investment Company	3.1
Cash and Other	(4.8)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$945.20	$5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.73	5.53

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (53.5%)
iShares Core S&P 500 ETF	53,565	$13,477,490
iShares Core S&P Mid-Cap ETF	71,222	11,827,125
iShares MSCI EAFE ETF	716,490	42,115,282
iShares Russell 2000 ETF (x)	47,020	6,295,978
SPDR S&P 500 ETF Trust (x)	53,957	13,484,933

Total Exchange Traded Funds (53.5%) (Cost $87,950,409)		87,200,808

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (40.7%)
U.S. Treasury Notes 2.625%, 12/15/21	$19,775,000	19,863,833
2.875%, 11/30/23	30,675,000	31,213,411
2.875%, 11/30/25	14,860,000	15,126,822

Total U.S. Treasury Obligations		66,204,066

Total Long-Term Debt Securities (40.7%) (Cost $65,501,609)		66,204,066

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (3.1%)
JPMorgan Prime Money Market Fund, IM Shares	5,002,416	5,002,916

	Principal Amount	Value (Note 1)
Repurchase Agreements (7.5%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,695,650, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,729,563. (xx)	$1,695,377	1,695,377
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,600,512, collateralized by various Common Stocks; total market value $4,007,564. (xx)	3,600,000	3,600,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $7,001,147, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $7,140,000. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		12,295,377

Total Short-Term Investments (10.6%) (Cost $17,298,476)		17,298,293

Total Investments in Securities (104.8%) (Cost $170,750,494)		170,703,167
Other Assets Less Liabilities (-4.8%)		(7,758,528)

Net Assets (100%)		$162,944,639

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $12,157,655. This was collateralized by cash of $12,295,377 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	69	3/2019	USD	7,913,436	134,612

					134,612

Short Contracts
MSCI EAFE E-Mini Index	(37)	3/2019	USD	(3,174,600)	(75,585)
Russell 2000 E-Mini Index	(7)	3/2019	USD	(472,150)	(18,643)
S&P 500 E-Mini Index	(16)	3/2019	USD	(2,004,160)	(77,802)
S&P Midcap 400 E-Mini Index	(5)	3/2019	USD	(831,100)	(31,367)

					(203,397)

					(68,785)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$87,200,808	$—	$—	$87,200,808
Futures	134,612	—	—	134,612
Short-Term Investments
Investment Company	5,002,916	—	—	5,002,916
Repurchase Agreements	—	12,295,377	—	12,295,377
U.S. Treasury Obligations	—	66,204,066	—	66,204,066

Total Assets	$92,338,336	$78,499,443	$—	$170,837,779

Liabilities:
Futures	$(203,397)	$—	$—	$(203,397)

Total Liabilities	$(203,397)	$—	$—	$(203,397)

Total	$92,134,939	$78,499,443	$—	$170,634,382

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$134,612	*

Total		$134,612

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(203,397	)*

Total		$(203,397)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Interest rate contracts	$(169,311)	$(169,311)

Total	$(169,311)	$(169,311)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Interest rate contracts	$161,427	$161,427
Equity contracts	(203,397)	(203,397)

Total	$(41,970)	$(41,970)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $7,898,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$760,699,232
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$709,937,175

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,693,829
Aggregate gross unrealized depreciation	(2,765,218)

Net unrealized depreciation	$(71,389)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$170,705,771

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $158,455,117)	$158,407,790
Repurchase Agreements (Cost $12,295,377)	12,295,377
Cash	3,251,042
Cash held as collateral at broker for futures	889,414
Receivable for Portfolio shares sold	409,585
Dividends, interest and other receivables	247,185
Securities lending income receivable	3,717
Other assets	799

Total assets	175,504,909

LIABILITIES
Payable for return of collateral on securities loaned	12,295,377
Investment management fees payable	91,793
Due to broker for futures variation margin	68,759
Distribution fees payable – Class IB	34,450
Administrative fees payable	16,908
Payable for Portfolio shares redeemed	1,765
Accrued expenses	51,218

Total liabilities	12,560,270

NET ASSETS	$162,944,639

Net assets were comprised of:
Paid in capital	$165,733,842
Total distributable earnings (loss)	(2,789,203)

Net assets	$162,944,639

Class IB
Net asset value, offering and redemption price per share, $162,944,639 / 15,051,196 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.83

(x)	Includes value of securities on loan of $12,157,655.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$2,098,430
Interest	1,566,164
Securities lending (net)	15,803

Total income	3,680,397

EXPENSES
Investment management fees	1,193,399
Distribution fees – Class IB	372,937
Administrative fees	180,603
Professional fees	51,832
Printing and mailing expenses	22,364
Custodian fees	7,000
Trustees’ fees	3,380
Miscellaneous	2,897

Gross expenses	1,834,412
Less: Waiver from investment manager	(213,916)

Net expenses	1,620,496

NET INVESTMENT INCOME (LOSS)	2,059,901

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,196,763)
Futures contracts	(169,311)

Net realized gain (loss)	(1,366,074)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(10,804,000)
Futures contracts	(41,970)

Net change in unrealized appreciation (depreciation)	(10,845,970)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,212,044)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,152,143)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,059,901	$873,100
Net realized gain (loss)	(1,366,074)	(388,208)
Net change in unrealized appreciation (depreciation)	(10,845,970)	8,804,647

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,152,143)	9,289,539

Distributions to shareholders: (a)
Class IB	(2,059,901)	(907,454)
Class K	—	(799)

Total distributions to shareholders	(2,059,901)	(908,253)

Tax return of capital:
Class IB	(86,960)	—
Class K	—	—

Total	(86,960)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 4,653,335 and 5,636,212 shares, respectively ]	53,978,917	63,489,776
Capital shares issued in reinvestment of dividends [ 194,622 and 78,240 shares, respectively ]	2,146,861	907,454
Capital shares repurchased [ (228,571) and (140,140) shares, respectively ]	(2,669,484)	(1,582,448)

Total Class IB transactions	53,456,294	62,814,782

Class K
Capital shares issued in reinvestment of dividends [ 0 and 70 shares, respectively ]	—	799
Capital shares repurchased [ 0 and (998,660) shares, respectively ]	—	(11,593,055)

Total Class K transactions	—	(11,592,256)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	53,456,294	51,222,526

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,157,290	59,603,812
NET ASSETS:
Beginning of year	121,787,349	62,183,537

End of year (b)	$162,944,639	$121,787,349

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $907,454 and $799 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				February 22, 2016* to December 31, 2016
Class IB	2018		2017
Net asset value, beginning of period	$11.67		$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16		0.11		0.11
Net realized and unrealized gain (loss)	(0.85)		1.03		0.58

Total from investment operations	(0.69)		1.14		0.69

Less distributions:
Dividends from net investment income	(0.14)		(0.09)		(0.07)
Return of capital	(0.01)		—		—

Total dividends and distributions	(0.15)		(0.09)		(0.07)

Net asset value, end of period	$10.83		$11.67		$10.62

Total return (b)	(5.96)%		10.74%		6.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$162,945		$121,787		$51,581
Ratio of expenses to average net assets:
After waivers (a)(f)	1.09	%(j)	1.11	%(k)	1.13	%(m)
Before waivers (a)(f)	1.23%		1.26%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.38%		0.94%		1.16	%(l)
Before waivers (a)(f)	1.24%		0.80%		0.71	%(l)
Portfolio turnover rate^	506%		510%		400	%(z)

Class K	January 1, 2017 to November 20, 2017‡		February 22, 2016* to December 31, 2016
Net asset value, beginning of period	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.11
Net realized and unrealized gain (loss)	0.92		0.60

Total from investment operations	0.99		0.71

Less distributions:
Dividends from net investment income	—	#	(0.09)

Net asset value, end of period	$11.61		$10.62

Total return (b)	9.33%		7.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$10,603
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(k)	0.87	%(m)
Before waivers (a)(f)	1.02%		1.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.73%		1.20	%(l)
Before waivers (a)(f)	0.59%		0.61	%(l)
Portfolio turnover rate^	510%		400	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on November 20, 2017 operations for Class K ceased and shares of seed capital were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB and 0.98% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB and 1.00% for Class K.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(3.03)%	10.90%	13.33%
Portfolio – Class IB Shares	(3.01)	10.87	13.24
Portfolio – Class K Shares*	(2.77)	N/A	12.08
Russell 3000® Growth Index	(2.12)	9.99	15.15

* Date of inception 2/9/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.01)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned (2.12)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the consumer discretionary and industrials sectors as well as allocations to the industrials, materials, information technology (IT) and communication services sectors contributed positively to relative return.

•	Amazon.com, Inc., Autodesk, Inc., Visa, Inc., Under Armour, Inc. and Cisco Systems, Inc. were among the top contributors to performance.

•

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise information technology business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. Amazon reported healthy fundamentals and strong growth in revenue during the period. With gross merchandise volume (GMV) growing, by our estimates, above growth in the teens for U.S. e-commerce and low single-digit growth in global retail sales, the company continued to take market share. AWS also posted strong revenue growth, approaching a $27 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending.

•

Autodesk, a global leader in 3D-design software and services, is synonymous with computer-aided design — a degree of brand recognition that takes years, if not decades, to develop. The company’s broad suite of products is viewed as mission critical among its clients in the architecture, engineering, construction, and manufacturing industries, and creates high switching costs for its global installed user base. The company reported solid results during the period with annualized recurring revenue (ARR) and earnings per share that exceeded consensus expectations. Importantly, Autodesk demonstrated continued progress in its revenue model transition, returning to positive free cash flow in its last two quarters after recording negative free cash flow in its prior fiscal year, and reporting that ARR grew to 96% of the revenue mix.

•

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards — which Visa invented — and transaction security services known as tokenization. During the period Visa reported revenue and earnings that were strong and in-line or better than market expectations. Payment volume growth in the low double digits benefited from stronger global growth, but was twice the rate of growth in the approximately $45 trillion of global personal consumer expenditures, reflecting the strength of the ongoing, long-term secular shift from cash to electronic payments. Other areas of growth for Visa include expansion of its network capabilities into new segments such as person-to-person payments, business-to-business payments, and government and corporate disbursements to consumers. In aggregate, these new segments represent an estimated $30 trillion of addressable spending.

What hurt performance during the year:

•

Stock selection in the information technology, consumer staples, health care, financials, energy and materials sectors as well as allocations to the energy, consumer staples, consumer discretionary and financials sectors detracted from relative performance.

•	Facebook, Inc., Monster Beverage Corp., Schlumberger Ltd., SEI Investments Co. and Alibaba Group Holding Ltd. were among the largest detractors from performance.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

•

Social media company Facebook provides an online platform that allows people to connect, share, and interact with friends and communities. A strategy holding since its initial public offering in 2012, Facebook reported solid overall growth and market share gains versus the prior-year period. However, shares reacted negatively to management’s mid-year guidance for a near-term deceleration in revenue growth, coupled with a multi-year acceleration in investments. The company noted that revenue in the second half of 2018 would be negatively impacted by its decisions to provide users more choices around privacy and to increase focus on Instagram and FB Stories.

•

Monster Beverage is a leading marketer and distributor of energy drinks, globally. The energy drink industry is effectively a duopoly, creating strong competitive advantages for Monster and Red Bull, which command a combined share of approximately 75-80% of the U.S. market, and an estimated 50% of the $42 billion global energy drink market. During the period, Monster reported uneven financial results that were generally below consensus expectations due to temporary inventory reductions outside the U.S., higher raw material costs, and continued investments in advance of scale in China and India.

•

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. The company reported global sales that rose 12% compared with the year-ago period, but stocks in the oil services sector came under pressure on short-term concerns around slowing activity in North America, where stronger than expected production, coupled with insufficient takeaway capacity in the Permian basin, is leading operators to delay well completions. More recently, concerns over global demand growth have contributed to falling oil prices, impacting expectations for global service activity in 2019. In markets outside of North America, which have historically accounted for approximately 75% of revenue, the company continued to experience low demand for its services. Customer spending has lagged the rebound in oil prices over the past few years as companies continued to repair their balance sheets following years of low prices.

Portfolio Positioning and Outlook — Loomis, Sayles & Company L.P.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. As of December 31, 2018, we were overweight in the consumer discretionary, consumer staples, financials, health care and energy sectors and underweight in the information technology, industrials, communication services and materials sectors. We held no positions in the real estate or utilities sectors. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. As of December 31, 2018, the overall portfolio discount to intrinsic value was approximately 37.0%.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	22.6%
Consumer Discretionary	22.0
Health Care	16.1
Consumer Staples	11.5
Communication Services	9.6
Industrials	7.3
Financials	7.2
Energy	1.7
Repurchase Agreements	1.1
Materials	0.3
Cash and Other	0.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$920.10	$5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	920.50	5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	921.60	3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.6%)
Interactive Media & Services (9.6%)
Alphabet, Inc., Class A*	13,612	$14,223,996
Alphabet, Inc., Class C*	13,612	14,096,723
Facebook, Inc., Class A*	207,254	27,168,927

Total Communication Services		55,489,646

Consumer Discretionary (22.0%)
Hotels, Restaurants & Leisure (7.7%)
Starbucks Corp.	276,196	17,787,022
Yum China Holdings, Inc.	515,326	17,278,881
Yum! Brands, Inc.	103,019	9,469,507

		44,535,410

Internet & Direct Marketing Retail (11.8%)
Alibaba Group Holding Ltd. (ADR)*	216,697	29,702,658
Amazon.com, Inc.*	25,627	38,490,985

		68,193,643

Textiles, Apparel & Luxury Goods (2.5%)
Under Armour, Inc., Class A (x)*	834,699	14,749,131

Total Consumer Discretionary		127,478,184

Consumer Staples (11.5%)
Beverages (6.2%)
Coca-Cola Co. (The)	210,486	9,966,512
Monster Beverage Corp.*	519,643	25,576,829

		35,543,341

Food Products (2.1%)
Danone SA (ADR)	868,923	12,147,543

Household Products (3.2%)
Colgate-Palmolive Co.	148,867	8,860,564
Procter & Gamble Co. (The)	107,280	9,861,177

		18,721,741

Total Consumer Staples		66,412,625

Energy (1.7%)
Energy Equipment & Services (1.7%)
Schlumberger Ltd.	268,458	9,685,965

Total Energy		9,685,965

Financials (7.2%)
Capital Markets (6.0%)
FactSet Research Systems, Inc.	53,183	10,643,514
MSCI, Inc.	73,212	10,793,645
SEI Investments Co.	292,805	13,527,591

		34,964,750

Consumer Finance (1.2%)
American Express Co.	73,105	6,968,369

Total Financials		41,933,119

Health Care (16.1%)
Biotechnology (7.1%)
Amgen, Inc.	38,407	7,476,691
BioMarin Pharmaceutical, Inc.*	141,677	12,063,796
Regeneron Pharmaceuticals, Inc.*	56,908	21,255,138

		40,795,625

Health Care Equipment & Supplies (1.7%)
Varian Medical Systems, Inc.*	89,161	10,102,833

Health Care Technology (2.3%)
Cerner Corp.*	253,910	13,315,040

Pharmaceuticals (5.0%)
Merck & Co., Inc.	58,912	4,501,466
Novartis AG (ADR)	99,540	8,541,528
Novo Nordisk A/S (ADR)	343,304	15,816,015

		28,859,009

Total Health Care		93,072,507

Industrials (7.3%)
Air Freight & Logistics (4.7%)
Expeditors International of Washington, Inc.	341,825	23,274,864
United Parcel Service, Inc., Class B	40,866	3,985,661

		27,260,525

Machinery (2.6%)
Deere & Co.	98,510	14,694,737

Total Industrials		41,955,262

Information Technology (22.6%)
Communications Equipment (2.6%)
Cisco Systems, Inc.	355,387	15,398,919

IT Services (5.8%)
Automatic Data Processing, Inc.	43,225	5,667,662
Visa, Inc., Class A	210,455	27,767,433

		33,435,095

Semiconductors & Semiconductor Equipment (2.6%)
QUALCOMM, Inc.	261,029	14,855,160

Software (11.6%)
Autodesk, Inc.*	188,800	24,281,568
Microsoft Corp.	127,578	12,958,097
Oracle Corp.	661,193	29,852,864

		67,092,529

Total Information Technology		130,781,703

Materials (0.3%)
Metals & Mining (0.3%)
Compass Minerals International, Inc. (x)	42,308	1,763,820

Total Materials		1,763,820

Total Common Stocks (98.3%) (Cost $402,395,750)		568,572,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.1%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $534,332, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $545,019. (xx)	$534,246	$534,246
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,000,427, collateralized by various Common Stocks; total market value $3,339,637. (xx)	3,000,000	3,000,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $3,000,492, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $3,060,000. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		6,534,246

Total Short-Term Investments (1.1%) (Cost $6,534,246)		6,534,246

Total Investments in Securities (99.4%) (Cost $408,929,996)		575,107,077
Other Assets Less Liabilities (0.6%)		3,393,761

Net Assets (100%)		$578,500,838

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $10,941,802. This was collateralized by $4,660,848 of various U.S. Government Treasury Securities, ranging from 0.125% - 8.000%, maturing 4/15/19 - 8/15/47 and by cash of $6,534,246 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$55,489,646	$—	$—	$55,489,646
Consumer Discretionary	127,478,184	—	—	127,478,184
Consumer Staples	66,412,625	—	—	66,412,625
Energy	9,685,965	—	—	9,685,965
Financials	41,933,119	—	—	41,933,119
Health Care	93,072,507	—	—	93,072,507
Industrials	41,955,262	—	—	41,955,262
Information Technology	130,781,703	—	—	130,781,703
Materials	1,763,820	—	—	1,763,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Repurchase Agreements	$—	$6,534,246	$—	$6,534,246

Total Assets	$568,572,831	$6,534,246	$—	$575,107,077

Total Liabilities	$—	$—	$—	$—

Total	$568,572,831	$6,534,246	$—	$575,107,077

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$58,039,055
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$150,846,973

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$185,527,314
Aggregate gross unrealized depreciation	(19,733,186)

Net unrealized appreciation	$165,794,128

Federal income tax cost of investments in securities and derivative instruments, if applicable	$409,312,949

For the year ended December 31, 2018, the Portfolio incurred approximately $85 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $402,395,750)	$568,572,831
Repurchase Agreements (Cost $6,534,246)	6,534,246
Cash	10,405,146
Dividends, interest and other receivables	374,182
Receivable for Portfolio shares sold	93,805
Securities lending income receivable	2,485
Other assets	2,769

Total assets	585,985,464

LIABILITIES
Payable for return of collateral on securities loaned	6,534,246
Payable for Portfolio shares redeemed	431,013
Investment management fees payable	338,313
Distribution fees payable – Class IB	56,730
Administrative fees payable	48,882
Distribution fees payable – Class IA	14,425
Accrued expenses	61,017

Total liabilities	7,484,626

NET ASSETS	$578,500,838

Net assets were comprised of:
Paid in capital	$410,063,250
Total distributable earnings (loss)	168,437,588

Net assets	$578,500,838

Class IA
Net asset value, offering and redemption price per share, $65,568,663 / 8,796,737 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.45

Class IB
Net asset value, offering and redemption price per share, $258,437,962 / 34,485,659 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.49

Class K
Net asset value, offering and redemption price per share, $254,494,213 / 34,146,746 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.45

(x)	Includes value of securities on loan of $10,941,802.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$7,390,796
Interest	94,117
Securities lending (net)	225,777

Total income	7,710,690

EXPENSES
Investment management fees	4,956,057
Distribution fees – Class IB	720,348
Administrative fees	642,016
Distribution fees – Class IA	179,886
Professional fees	60,911
Printing and mailing expenses	59,684
Custodian fees	43,000
Trustees’ fees	16,155
Miscellaneous	15,714

Gross expenses	6,693,771
Less: Waiver from investment manager	(509,166)

Net expenses	6,184,605

NET INVESTMENT INCOME (LOSS)	1,526,085

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	56,824,093
Net change in unrealized appreciation (depreciation) on investments in securities	(71,271,652)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,447,559)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,921,474)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,526,085	$1,102,634
Net realized gain (loss)	56,824,093	28,300,363
Net change in unrealized appreciation (depreciation)	(71,271,652)	153,847,354

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,921,474)	183,250,351

Distributions to shareholders: (a)
Class IA	(7,170,974)	(1,820,182)
Class IB	(28,137,965)	(7,137,451)
Class K	(28,531,074)	(9,628,075)

Total distributions to shareholders	(63,840,013)	(18,585,708)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,418,454 and 2,857,354 shares, respectively ]	12,646,412	22,088,527
Capital shares issued in reinvestment of dividends and distributions [ 888,205 and 213,510 shares, respectively ]	7,170,974	1,820,182
Capital shares repurchased [ (1,141,012) and (1,999,216) shares, respectively ]	(10,083,543)	(16,060,005)

Total Class IA transactions	9,733,843	7,848,704

Class IB
Capital shares sold [ 3,564,834 and 4,405,263 shares, respectively ]	31,892,378	34,321,418
Capital shares issued in reinvestment of dividends and distributions [ 3,466,651 and 833,180 shares, respectively ]	28,137,965	7,137,451
Capital shares repurchased [ (4,606,920) and (3,787,197) shares, respectively ]	(41,065,606)	(29,149,397)

Total Class IB transactions	18,964,737	12,309,472

Class K
Capital shares sold [ 178,918 and 157,689 shares, respectively ]	1,581,809	1,151,778
Capital shares issued in reinvestment of dividends and distributions [ 3,535,258 and 1,129,536 shares, respectively ]	28,531,074	9,628,075
Capital shares repurchased [ (9,251,652) and (6,437,680) shares, respectively ]	(82,750,302)	(51,594,830)

Total Class K transactions	(52,637,419)	(40,814,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(23,938,839)	(20,656,801)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(100,700,326)	144,007,842
NET ASSETS:
Beginning of year	679,201,164	535,193,322

End of year (b)	$578,500,838	$679,201,164

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $40,432, $139,414 and $922,788 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $1,779,750, $6,998,037 and $8,705,287 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.54	$6.52	$6.25	$5.67	$7.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	— #	0.02	0.01	0.01
Net realized and unrealized gain (loss)	(0.21)	2.25	0.41	0.65	0.59

Total from investment operations	(0.20)	2.25	0.43	0.66	0.60

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
Distributions from net realized gains	(0.88)	(0.22)	(0.14)	(0.07)	(2.53)

Total dividends and distributions	(0.89)	(0.23)	(0.16)	(0.08)	(2.54)

Net asset value, end of year	$7.45	$8.54	$6.52	$6.25	$5.67

Total return	(3.03)%	34.50%	6.88%	11.58%	7.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$65,569	$65,170	$42,741	$28,288	$23,784
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.08%	1.12%	1.15%
Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.11%	0.04%	0.29%	0.19%	0.11%
Before waivers (f)	0.04%	(0.04)%	0.24%	0.19%	0.10%
Portfolio turnover rate^	9%	6%	11%	11%	39%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.58	$6.55	$6.28	$5.70	$7.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	— #	0.02	0.01	0.01
Net realized and unrealized gain (loss)	(0.21)	2.26	0.41	0.65	0.59

Total from investment operations	(0.20)	2.26	0.43	0.66	0.60

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
Distributions from net realized gains	(0.88)	(0.22)	(0.14)	(0.07)	(2.53)

Total dividends and distributions	(0.89)	(0.23)	(0.16)	(0.08)	(2.54)

Net asset value, end of year	$7.49	$8.58	$6.55	$6.28	$5.70

Total return	(3.01)%	34.50%	6.85%	11.52%	7.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$258,438	$275,133	$200,399	$179,251	$172,551
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.08%	1.12%	1.15%
Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.12%	0.04%	0.30%	0.20%	0.11%
Before waivers (f)	0.04%	(0.03)%	0.25%	0.19%	0.10%
Portfolio turnover rate^	9%	6%	11%	11%	39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			February 9, 2015* to December 31, 2015
Class K	2018	2017	2016
Net asset value, beginning of period	$8.54	$6.51	$6.25	$5.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02	0.04	0.03
Net realized and unrealized gain (loss)	(0.21)	2.26	0.40	0.60

Total from investment operations	(0.18)	2.28	0.44	0.63

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.04)	(0.02)
Distributions from net realized gains	(0.88)	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.91)	(0.25)	(0.18)	(0.09)

Net asset value, end of period	$7.45	$8.54	$6.51	$6.25

Total return (b)	(2.77)%	35.01%	6.99%	11.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$254,494	$338,898	$292,053	$323,106
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80%	0.80%	0.83%	0.86%
Before waivers (a)(f)	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%	0.30%	0.56%	0.48	%(l)
Before waivers (a)(f)	0.29%	0.22%	0.51%	0.47	%(l)
Portfolio turnover rate^	9%	6%	11%	11%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class IB Shares*,**	(4.77)%	4.98%
Portfolio – Class K Shares*	(4.56)	5.17
Russell 2000® Growth Index	(9.31)	6.31

*  Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

   Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.77)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned (9.31)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Both stock selection and sector allocations contributed to the Portfolio’s relative outperformance.

•	Stock selection in information technology and health care drove most of the relative gains.

•	The Portfolio’s top contributing holdings were Coupa Software, Inc., Okta, Inc., HealthEquity, Inc., Cotiviti Corp. and Shake Shack, Inc.

What hurt performance during the year:

•	Stock selection in consumer discretionary was the largest relative detractor.

•	Stock selection in industrials was unfavorable, but the underperformance was partially offset by a beneficial underweight to the sector.

•

In terms of individual holdings, Overstock.com, Inc., WageWorks, Inc., GTT Communications, Inc., Ellie Mae, Inc. and Installed Building Products, Inc. were the largest detractors in the Portfolio in this period.

How derivatives contributed/detracted from performance during the year?

•	The Portfolio may gain exposure to the index through derivative instruments, such as equity index futures. They had minimal impact on performance relative to the benchmark during the year.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, health care and consumer discretionary. The Portfolio had no exposure to the energy and utilities sectors.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we believe are high-quality companies with diverse business drivers not tied to a particular market environment.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	29.3%
Health Care	25.9
Consumer Discretionary	15.9
Repurchase Agreements	12.1
Industrials	10.5
Financials	6.3
Communication Services	3.2
Materials	2.4
Real Estate	2.1
Consumer Staples	1.5
Energy	0.8
Utilities	0.3
Investment Company	0.1
Cash and Other	(10.4)

100.0%

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$837.00	$5.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	837.60	4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Diversified Telecommunication Services (0.2%)
Cogent Communications Holdings, Inc.	5,830	$263,575
Ooma, Inc.*	2,549	35,380
ORBCOMM, Inc.*	10,123	83,616
Vonage Holdings Corp.*	30,751	268,456

		651,027

Entertainment (0.5%)
Eros International plc*	2,354	19,515
Glu Mobile, Inc.*	15,734	126,973
IMAX Corp.*	7,432	139,796
Liberty Media Corp.-Liberty Braves, Class A*	1,382	34,467
Liberty Media Corp.-Liberty Braves, Class C*	4,993	124,276
LiveXLive Media, Inc. (x)*	3,873	19,171
Pandora Media, Inc.*	36,049	291,637
Rosetta Stone, Inc.*	436	7,150
World Wrestling Entertainment, Inc., Class A	5,981	446,900

		1,209,885

Interactive Media & Services (1.9%)
Care.com, Inc.*	2,709	52,311
Cargurus, Inc.*	6,949	234,390
Liberty TripAdvisor Holdings, Inc., Class A*	10,060	159,854
QuinStreet, Inc.*	6,101	99,019
Travelzoo*	672	6,606
TrueCar, Inc.*	13,088	118,577
Yelp, Inc.*	124,364	4,351,496

		5,022,253

Media (0.4%)
Cardlytics, Inc. (x)*	780	8,447
Central European Media Enterprises Ltd., Class A*	11,996	33,349
Entravision Communications Corp., Class A	1,818	5,290
Hemisphere Media Group, Inc.*	1,143	13,876
Loral Space & Communications, Inc.*	1,821	67,832
MDC Partners, Inc., Class A*	7,395	19,301
New York Times Co. (The), Class A	14,867	331,386
Nexstar Media Group, Inc., Class A	6,230	489,927
Sinclair Broadcast Group, Inc., Class A	4,385	115,501
TechTarget, Inc.*	2,802	34,212
Tribune Publishing Co.*	2,405	27,273

		1,146,394

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	5,768	118,648
Gogo, Inc. (x)*	8,279	24,754
Shenandoah Telecommunications Co.	6,479	286,696

		430,098

Total Communication Services		8,459,657

Consumer Discretionary (15.9%)
Auto Components (0.5%)
Dana, Inc.	18,802	256,271
Dorman Products, Inc.*	3,735	336,225
Fox Factory Holding Corp.*	5,014	295,174
LCI Industries	3,415	228,122
Modine Manufacturing Co.*	1,028	11,113
Shiloh Industries, Inc.*	318	1,854
Stoneridge, Inc.*	3,405	83,933
Tenneco, Inc., Class A	5,739	157,191

		1,369,883

Automobiles (0.1%)
Winnebago Industries, Inc.	4,374	105,895

Distributors (0.0%)
Core-Mark Holding Co., Inc.	546	12,695
Funko, Inc., Class A (x)*	1,449	19,054

		31,749

Diversified Consumer Services (1.3%)
American Public Education, Inc.*	124	3,529
Career Education Corp.*	9,564	109,221
Carriage Services, Inc.	869	13,469
Chegg, Inc.*	88,642	2,519,206
Houghton Mifflin Harcourt Co.*	1,298	11,500
Sotheby’s*	4,894	194,488
Strategic Education, Inc.	2,900	328,918
Weight Watchers International, Inc.*	5,049	194,639

		3,374,970

Hotels, Restaurants & Leisure (2.9%)
Belmond Ltd., Class A*	1,568	39,247
BJ’s Restaurants, Inc.	2,882	145,743
Bloomin’ Brands, Inc.	11,506	205,842
Bluegreen Vacations Corp. (x)	1,053	13,615
Boyd Gaming Corp.	10,416	216,445
Brinker International, Inc.	4,064	178,735
Carrols Restaurant Group, Inc.*	4,140	40,738
Cheesecake Factory, Inc. (The)	5,860	254,969
Churchill Downs, Inc.	1,637	399,330
Chuy’s Holdings, Inc.*	1,908	33,848
Cracker Barrel Old Country Store, Inc. (x)	2,675	427,626
Dave & Buster’s Entertainment, Inc.	5,531	246,461
Denny’s Corp.*	6,361	103,112
Dine Brands Global, Inc.	1,404	94,545
Drive Shack, Inc.*	7,727	30,290
Eldorado Resorts, Inc.*	9,156	331,539
Empire Resorts, Inc. (x)*	242	2,451
Fiesta Restaurant Group, Inc.*	2,645	41,024
Golden Entertainment, Inc.*	2,516	40,306
Jack in the Box, Inc.	618	47,975
Lindblad Expeditions Holdings, Inc.*	2,953	39,747
Marriott Vacations Worldwide Corp.	4,497	317,084
Monarch Casino & Resort, Inc.*	1,252	47,751
Nathan’s Famous, Inc.	413	27,444
Noodles & Co. (x)*	2,014	14,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Papa John’s International, Inc.	1,389	$55,296
Penn National Gaming, Inc.*	4,580	86,241
Planet Fitness, Inc., Class A*	12,306	659,848
PlayAGS, Inc.*	3,124	71,852
Potbelly Corp.*	3,189	25,671
RCI Hospitality Holdings, Inc.	934	20,856
Red Rock Resorts, Inc., Class A	9,668	196,357
Ruth’s Hospitality Group, Inc.	4,081	92,761
Scientific Games Corp., Class A*	7,702	137,712
SeaWorld Entertainment, Inc.*	7,670	169,430
Shake Shack, Inc., Class A*	44,789	2,034,316
Texas Roadhouse, Inc.	9,424	562,613
Wingstop, Inc.	3,731	239,493

		7,692,391

Household Durables (0.6%)
Cavco Industries, Inc.*	1,195	155,804
Century Communities, Inc.*	225	3,883
GoPro, Inc., Class A (x)*	15,740	66,738
Green Brick Partners, Inc.*	324	2,346
Hamilton Beach Brands Holding Co., Class A	897	21,044
Helen of Troy Ltd.*	282	36,993
Hooker Furniture Corp.	718	18,912
Hovnanian Enterprises, Inc., Class A*	3,881	2,654
Installed Building Products, Inc.*	3,044	102,552
iRobot Corp. (x)*	3,749	313,941
KB Home	2,448	46,757
La-Z-Boy, Inc.	2,730	75,648
LGI Homes, Inc. (x)*	2,599	117,527
Lovesac Co. (The) (x)*	335	7,685
M/I Homes, Inc.*	677	14,231
Meritage Homes Corp.*	352	12,925
Purple Innovation, Inc. (x)*	599	3,528
Roku, Inc.*	6,006	184,024
Skyline Champion Corp.	4,062	59,671
Sonos, Inc. (x)*	1,035	10,164
Taylor Morrison Home Corp., Class A*	2,377	37,794
TopBuild Corp.*	4,923	221,535
TRI Pointe Group, Inc.*	1,104	12,067
Turtle Beach Corp. (x)*	1,089	15,540
Vuzix Corp. (x)*	2,951	14,194
William Lyon Homes, Class A*	829	8,862
ZAGG, Inc.*	3,797	37,135

		1,604,154

Internet & Direct Marketing Retail (5.1%)
1-800-Flowers.com, Inc., Class A*	1,162	14,211
Duluth Holdings, Inc., Class B (x)*	1,198	30,226
Etsy, Inc.*	96,225	4,577,423
Eventbrite, Inc., Class A*	51,092	1,420,868
Gaia, Inc. (x)*	971	10,060
Groupon, Inc.*	61,703	197,450
Leaf Group Ltd.*	1,665	11,405
Liberty Expedia Holdings, Inc., Class A*	504	19,711
MakeMyTrip Ltd.*	96,454	2,346,726
Nutrisystem, Inc.	4,092	179,557
Overstock.com, Inc. (x)*	151,162	2,052,780
PetMed Express, Inc.	2,831	65,849
Quotient Technology, Inc.*	11,303	120,716
Remark Holdings, Inc. (x)*	3,859	4,669
Shutterfly, Inc.*	4,652	187,290
Shutterstock, Inc.	2,658	95,715
Stamps.com, Inc.*	14,071	2,190,010

		13,524,666

Leisure Products (0.2%)
Callaway Golf Co.	8,807	134,747
Johnson Outdoors, Inc., Class A	421	24,730
Malibu Boats, Inc., Class A*	2,873	99,980
Marine Products Corp.	1,063	17,975
MasterCraft Boat Holdings, Inc.*	2,589	48,414
Nautilus, Inc.*	3,713	40,472
Sturm Ruger & Co., Inc.	2,301	122,459
YETI Holdings, Inc.*	1,158	17,185

		505,962

Multiline Retail (0.2%)
Big Lots, Inc.	1,283	37,104
Ollie’s Bargain Outlet Holdings, Inc.*	6,908	459,451

		496,555

Professional Services (0.9%)
Upwork, Inc.*	135,541	2,454,648

Specialty Retail (2.5%)
American Eagle Outfitters, Inc.	20,222	390,891
America’s Car-Mart, Inc.*	274	19,851
Asbury Automotive Group, Inc.*	2,691	179,382
At Home Group, Inc.*	6,226	116,177
Boot Barn Holdings, Inc.*	3,895	66,332
Buckle, Inc. (The) (x)	830	16,052
Camping World Holdings, Inc., Class A (x)	4,575	52,475
Carvana Co. (x)*	93,236	3,049,749
Children’s Place, Inc. (The)	2,209	199,009
Conn’s, Inc. (x)*	1,329	25,065
Five Below, Inc.*	7,591	776,711
Hudson Ltd., Class A*	5,605	96,126
Kirkland’s, Inc.*	564	5,375
Lithia Motors, Inc., Class A	1,896	144,722
Lumber Liquidators Holdings, Inc. (x)*	3,180	30,274
MarineMax, Inc.*	1,619	29,644
Monro, Inc.	4,428	304,425
Murphy USA, Inc.*	748	57,327
National Vision Holdings, Inc.*	8,591	242,008
Party City Holdco, Inc.*	472	4,711
RH (x)*	2,761	330,823
RTW RetailWinds, Inc.*	2,472	6,996
Sally Beauty Holdings, Inc.*	4,385	74,764
Sleep Number Corp.*	4,529	143,705
Sportsman’s Warehouse Holdings, Inc.*	5,044	22,093
Tailored Brands, Inc.	6,989	95,330
Tile Shop Holdings, Inc.	2,959	16,215
Tilly’s, Inc., Class A	317	3,443
Winmark Corp.	347	55,173

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Zumiez, Inc.*	770	$14,761

		6,569,609

Textiles, Apparel & Luxury Goods (1.6%)
Brunello Cucinelli SpA	67,955	2,335,518
Crocs, Inc.*	9,195	238,886
Deckers Outdoor Corp.*	4,062	519,733
Fossil Group, Inc.*	1,427	22,447
G-III Apparel Group Ltd.*	1,711	47,720
Movado Group, Inc.	127	4,016
Oxford Industries, Inc.	2,317	164,600
Steven Madden Ltd.	12,098	366,085
Superior Group of Cos., Inc.	1,176	20,756
Wolverine World Wide, Inc.	12,867	410,329

		4,130,090

Total Consumer Discretionary		41,860,572

Consumer Staples (1.5%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	1,147	276,243
Castle Brands, Inc. (x)*	12,115	10,304
Celsius Holdings, Inc. (x)*	3,153	10,941
Coca-Cola Bottling Co. Consolidated	649	115,120
Craft Brew Alliance, Inc.*	1,759	25,171
MGP Ingredients, Inc. (x)	1,650	94,133
National Beverage Corp.	1,651	118,492
Primo Water Corp.*	4,649	65,132

		715,536

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club Holdings, Inc.*	5,760	127,642
Chefs’ Warehouse, Inc. (The)*	3,060	97,859
Performance Food Group Co.*	14,145	456,459
PriceSmart, Inc.	3,070	181,437

		863,397

Food Products (0.4%)
B&G Foods, Inc. (x)	1,000	28,910
Calavo Growers, Inc.	2,219	161,898
Cal-Maine Foods, Inc.	1,747	73,898
Freshpet, Inc.*	3,706	119,185
J&J Snack Foods Corp.	2,082	301,037
John B Sanfilippo & Son, Inc.	1,215	67,627
Lancaster Colony Corp.	1,901	336,211
Limoneira Co.	666	13,020
Tootsie Roll Industries, Inc. (x)	327	10,922

		1,112,708

Household Products (0.2%)
Central Garden & Pet Co.*	1,098	37,826
Central Garden & Pet Co., Class A*	4,322	135,062
WD-40 Co.	1,891	346,545

		519,433

Personal Products (0.2%)
elf Beauty, Inc. (x)*	3,119	27,011
Inter Parfums, Inc.	2,266	148,582
Medifast, Inc.	1,620	202,532
Natural Health Trends Corp. (x)	1,025	18,952
Revlon, Inc., Class A*	974	24,535
USANA Health Sciences, Inc.*	1,750	206,027

		627,639

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	16,169	40,261
Turning Point Brands, Inc.	1,079	29,370
Vector Group Ltd.	6,292	61,221

		130,852

Total Consumer Staples		3,969,565

Energy (0.8%)
Energy Equipment & Services (0.2%)
Cactus, Inc., Class A*	5,260	144,177
Covia Holdings Corp.*	4,341	14,846
Independence Contract Drilling, Inc.*	1,745	5,444
ION Geophysical Corp.*	1,475	7,641
Keane Group, Inc.*	6,843	55,976
Key Energy Services, Inc.*	1,413	2,925
Liberty Oilfield Services, Inc., Class A (x)	6,075	78,671
Mammoth Energy Services, Inc.	1,699	30,548
Pioneer Energy Services Corp.*	993	1,221
Profire Energy, Inc.*	3,244	4,704
ProPetro Holding Corp.*	9,946	122,535
RigNet, Inc.*	168	2,124
Select Energy Services, Inc., Class A*	1,441	9,107
Solaris Oilfield Infrastructure, Inc., Class A (x)	3,616	43,717
TETRA Technologies, Inc.*	14,681	24,664
US Silica Holdings, Inc. (x)	6,449	65,651

		613,951

Oil, Gas & Consumable Fuels (0.6%)
Abraxas Petroleum Corp.*	21,568	23,509
Berry Petroleum Corp.	751	6,571
Carrizo Oil & Gas, Inc.*	12,143	137,094
CONSOL Energy, Inc.*	1,656	52,512
CVR Energy, Inc.	2,290	78,959
Delek US Holdings, Inc.	10,480	340,705
Denbury Resources, Inc.*	30,058	51,399
Eclipse Resources Corp.*	6,221	6,532
Evolution Petroleum Corp.	3,539	24,136
Goodrich Petroleum Corp.*	844	11,394
Isramco, Inc.*	23	2,726
Jagged Peak Energy, Inc. (x)*	9,164	83,576
Laredo Petroleum, Inc.*	6,588	23,849
Lilis Energy, Inc. (x)*	5,859	8,027
Matador Resources Co.*	13,477	209,298
NextDecade Corp. (x)*	1,086	5,864
Northern Oil and Gas, Inc. (x)*	6,574	14,857
Panhandle Oil and Gas, Inc., Class A	1,229	19,050
Par Pacific Holdings, Inc.*	301	4,268
Penn Virginia Corp.*	1,709	92,389
Renewable Energy Group, Inc.*	439	11,282
Resolute Energy Corp.*	180	5,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Ring Energy, Inc.*	7,570	$38,456
Sanchez Energy Corp. (x)*	7,798	2,105
SRC Energy, Inc.*	33,948	159,556
Tellurian, Inc. (x)*	12,052	83,761
Uranium Energy Corp. (x)*	21,865	27,331
WildHorse Resource Development Corp.*	3,521	49,681
Zion Oil & Gas, Inc. (x)*	7,439	3,105

		1,577,208

Total Energy		2,191,159

Financials (6.3%)
Banks (1.9%)
Allegiance Bancshares, Inc.*	339	10,973
Amalgamated Bank, Class A	173	3,374
Ameris Bancorp	5,884	186,346
Atlantic Capital Bancshares, Inc.*	2,450	40,106
BancFirst Corp.	622	31,038
Bank of NT Butterfield & Son Ltd. (The)	7,632	239,263
Bankwell Financial Group, Inc.	127	3,646
Blue Hills Bancorp, Inc.	1,465	31,263
Cadence Bancorp	3,377	56,666
Cambridge Bancorp	154	12,821
Capstar Financial Holdings, Inc.	333	4,905
Carolina Financial Corp.	2,101	62,169
City Holding Co.	197	13,315
Civista Bancshares, Inc.	441	7,682
CNB Financial Corp.	150	3,443
Coastal Financial Corp.*	183	2,787
ConnectOne Bancorp, Inc.	1,145	21,148
Customers Bancorp, Inc.*	1,359	24,734
Eagle Bancorp, Inc.*	3,569	173,846
Enterprise Bancorp, Inc.	114	3,666
Enterprise Financial Services Corp.	1,082	40,716
Equity Bancshares, Inc., Class A*	603	21,256
Esquire Financial Holdings, Inc.*	294	6,380
Farmers & Merchants Bancorp, Inc.	1,103	42,454
FB Financial Corp.	1,067	37,366
First Financial Bankshares, Inc.	9,060	522,671
First Financial Northwest, Inc.	165	2,553
First Foundation, Inc.*	1,673	21,515
German American Bancorp, Inc.	731	20,300
Glacier Bancorp, Inc.	1,830	72,505
Green Bancorp, Inc.	727	12,461
Guaranty Bancorp	2,912	60,424
Hanmi Financial Corp.	533	10,500
HarborOne Bancorp, Inc.*	1,076	17,098
Heritage Commerce Corp.	5,009	56,802
Home BancShares, Inc.	5,070	82,844
HomeTrust Bancshares, Inc.	707	18,509
Howard Bancorp, Inc.*	400	5,720
Independent Bank Corp./MA	376	26,437
Independent Bank Corp./MI	872	18,329
Independent Bank Group, Inc.	792	36,250
Investar Holding Corp.	355	8,804
Lakeland Financial Corp.	2,476	99,436
LegacyTexas Financial Group, Inc.	2,641	84,750
Live Oak Bancshares, Inc.	1,922	28,465
Macatawa Bank Corp.	381	3,665
MB Financial, Inc.	918	36,380
Metro Bank plc (x)*	73,339	1,582,283
Midland States Bancorp, Inc.	1,497	33,443
National Bank Holdings Corp., Class A	1,338	41,304
National Commerce Corp.*	1,062	38,232
Old Line Bancshares, Inc.	269	7,080
Origin Bancorp, Inc.	911	31,047
Pacific City Financial Corp.	208	3,255
Pacific Premier Bancorp, Inc.*	2,191	55,914
People’s Utah Bancorp	2,120	63,918
Preferred Bank	1,973	85,530
Reliant Bancorp, Inc. (x)	167	3,848
Republic First Bancorp, Inc.*	1,485	8,865
Seacoast Banking Corp. of Florida*	1,119	29,116
ServisFirst Bancshares, Inc.	6,470	206,199
Southern First Bancshares, Inc.*	102	3,271
State Bank Financial Corp.	1,800	38,862
Stock Yards Bancorp, Inc.	681	22,337
Tompkins Financial Corp.	111	8,326
TriCo Bancshares	200	6,758
TriState Capital Holdings, Inc.*	852	16,580
Triumph Bancorp, Inc.*	3,385	100,535
Union Bankshares, Inc. (x)	483	23,063
United Community Banks, Inc.	1,025	21,997
Unity Bancorp, Inc.	140	2,906
Veritex Holdings, Inc.*	954	20,397
Washington Trust Bancorp, Inc.	633	30,086
West Bancorporation, Inc.	492	9,392

		4,822,325

Capital Markets (0.7%)
Artisan Partners Asset Management, Inc., Class A	6,700	148,137
Ashford, Inc.	78	4,048
Blucora, Inc.*	4,846	129,097
BrightSphere Investment Group plc	9,707	103,671
Cohen & Steers, Inc.	3,089	106,015
Cowen, Inc.*	1,755	23,412
Diamond Hill Investment Group, Inc.	451	67,402
Donnelley Financial Solutions, Inc.*	2,265	31,778
Federated Investors, Inc., Class B	9,876	262,208
Focus Financial Partners, Inc., Class A*	1,600	42,128
GAMCO Investors, Inc., Class A	135	2,280
Greenhill & Co., Inc.	2,202	53,729
Hamilton Lane, Inc., Class A	2,137	79,069
Houlihan Lokey, Inc.	4,728	173,990
Investment Technology Group, Inc.	588	17,781
Ladenburg Thalmann Financial Services, Inc.	13,296	30,980
Moelis & Co., Class A	6,246	214,737
Piper Jaffray Cos.	108	7,111
PJT Partners, Inc., Class A	2,657	102,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Pzena Investment Management, Inc., Class A	2,591	$22,412
Siebert Financial Corp. (x)*	898	12,985
Silvercrest Asset Management Group, Inc., Class A	1,140	15,082
Value Line, Inc.	160	4,162
Virtus Investment Partners, Inc.	135	10,723
Westwood Holdings Group, Inc.	1,148	39,032
WisdomTree Investments, Inc.	16,601	110,397

		1,815,351

Consumer Finance (0.4%)
Curo Group Holdings Corp.*	1,600	15,184
Elevate Credit, Inc. (x)*	2,901	12,996
Enova International, Inc.*	4,684	91,151
FirstCash, Inc.	6,058	438,296
Green Dot Corp., Class A*	6,726	534,852
Regional Management Corp.*	700	16,835

		1,109,314

Diversified Financial Services (0.0%)
Marlin Business Services Corp.	391	8,731
On Deck Capital, Inc.*	6,252	36,887

		45,618

Insurance (1.5%)
Ambac Financial Group, Inc.*	202	3,482
FedNat Holding Co.	885	17,629
Global Indemnity Ltd.	265	9,601
Health Insurance Innovations, Inc., Class A (x)*	1,815	48,515
Heritage Insurance Holdings, Inc.	297	4,372
Investors Title Co.	32	5,654
James River Group Holdings Ltd.	1,695	61,935
Kemper Corp.	4,195	278,464
Kingstone Cos., Inc.	390	6,899
Kinsale Capital Group, Inc.	2,733	151,845
MBIA, Inc.*	1,271	11,337
National General Holdings Corp.	5,289	128,047
Navigators Group, Inc. (The)	292	20,291
Primerica, Inc.	5,721	558,999
RLI Corp.	4,633	319,631
Stewart Information Services Corp.	171	7,079
Trupanion, Inc. (x)*	85,269	2,170,949
United Fire Group, Inc.	187	10,369
United Insurance Holdings Corp.	2,196	36,498
Universal Insurance Holdings, Inc.	4,439	168,327

		4,019,923

Mortgage Real Estate Investment Trusts (REITs) (0.0%)
Granite Point Mortgage Trust, Inc. (REIT)	1,162	20,951

Thrifts & Mortgage Finance (1.8%)
Axos Financial, Inc.*	8,230	207,231
BSB Bancorp, Inc.*	305	8,558
Essent Group Ltd.*	6,793	232,185
Federal Agricultural Mortgage Corp., Class C	382	23,088
FS Bancorp, Inc.	246	10,549
Greene County Bancorp, Inc. (x)	392	12,199
Hingham Institution for Savings	90	17,797
Kearny Financial Corp.	4,156	53,280
LendingTree, Inc. (x)*	17,781	3,904,174
Malvern Bancorp, Inc.*	181	3,571
Merchants Bancorp	673	13,433
Meridian Bancorp, Inc.	1,073	15,365
Meta Financial Group, Inc.	3,893	75,485
NMI Holdings, Inc., Class A*	7,301	130,323
PCSB Financial Corp.	249	4,871
Southern Missouri Bancorp, Inc.	86	2,915
Sterling Bancorp, Inc.	1,906	13,247
Walker & Dunlop, Inc.	499	21,582
Waterstone Financial, Inc.	319	5,346
WSFS Financial Corp.	1,047	39,692

		4,794,891

Total Financials		16,628,373

Health Care (25.9%)
Biotechnology (6.1%)
Abeona Therapeutics, Inc. (x)*	3,881	27,710
ACADIA Pharmaceuticals, Inc.*	13,636	220,494
Acceleron Pharma, Inc.*	4,458	194,146
Achaogen, Inc. (x)*	3,878	4,770
Acorda Therapeutics, Inc.*	776	12,090
Adamas Pharmaceuticals, Inc. (x)*	1,558	13,305
ADMA Biologics, Inc. (x)*	2,613	6,245
Aduro Biotech, Inc.*	8,936	23,591
Adverum Biotechnologies, Inc.*	822	2,589
Aeglea BioTherapeutics, Inc.*	2,258	16,912
Agenus, Inc. (x)*	12,743	30,328
AgeX Therapeutics, Inc. (x)*	347	1,038
Agios Pharmaceuticals, Inc.*	6,517	300,499
Aimmune Therapeutics, Inc.*	6,080	145,434
Akebia Therapeutics, Inc.*	10,949	60,546
Albireo Pharma, Inc.*	285	6,991
Alder Biopharmaceuticals, Inc. (x)*	6,659	68,255
Aldeyra Therapeutics, Inc.*	2,827	23,464
Allakos, Inc. (x)*	941	49,186
Allena Pharmaceuticals, Inc.*	1,607	8,758
Allogene Therapeutics, Inc. (x)*	2,399	64,605
Amicus Therapeutics, Inc. (x)*	26,338	252,318
AnaptysBio, Inc.*	2,914	185,884
Apellis Pharmaceuticals, Inc.*	5,020	66,214
Aptinyx, Inc.*	1,512	25,009
Arbutus Biopharma Corp.*	1,308	5,010
Arcus Biosciences, Inc. (x)*	2,915	31,395
Arena Pharmaceuticals, Inc.*	5,556	216,406
ArQule, Inc.*	13,423	37,182
Array BioPharma, Inc.*	28,680	408,690
Arrowhead Pharmaceuticals, Inc. (x)*	12,152	150,928
Arsanis, Inc.*	695	1,612
Atara Biotherapeutics, Inc.*	5,830	202,534
Athenex, Inc. (x)*	6,317	80,163
Athersys, Inc. (x)*	15,341	22,091
Audentes Therapeutics, Inc.*	4,697	100,140
AVEO Pharmaceuticals, Inc. (x)*	8,307	13,291
Avid Bioservices, Inc.*	7,020	28,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Avrobio, Inc.*	691	$11,505
Bellicum Pharmaceuticals, Inc.*	49,719	145,179
BioCryst Pharmaceuticals, Inc. (x)*	13,154	106,153
Biohaven Pharmaceutical Holding Co. Ltd.*	3,939	145,664
BioSpecifics Technologies Corp.*	794	48,116
BioTime, Inc. (x)*	3,481	3,178
Blueprint Medicines Corp.*	5,747	309,821
Calyxt, Inc. (x)*	945	9,790
Cara Therapeutics, Inc.*	4,001	52,013
CareDx, Inc.*	4,564	114,739
CASI Pharmaceuticals, Inc. (x)*	6,259	25,161
Catalyst Pharmaceuticals, Inc.*	13,390	25,709
Celcuity, Inc.*	804	19,288
Cellular Biomedicine Group, Inc.*	1,208	21,333
ChemoCentryx, Inc.*	3,273	35,708
Clovis Oncology, Inc. (x)*	6,663	119,667
Cohbar, Inc. (m)*	3,083	9,588
Coherus Biosciences, Inc.*	7,354	66,554
Constellation Pharmaceuticals, Inc.*	496	1,989
Corbus Pharmaceuticals Holdings, Inc. (x)*	7,098	41,452
Corvus Pharmaceuticals, Inc.*	1,739	6,382
Crinetics Pharmaceuticals, Inc. (x)*	790	23,692
CTI BioPharma Corp.*	7,071	5,187
Cue Biopharma, Inc.*	2,453	11,529
Cytokinetics, Inc.*	5,698	36,011
CytomX Therapeutics, Inc.*	6,357	95,991
Deciphera Pharmaceuticals, Inc.*	1,199	25,167
Denali Therapeutics, Inc. (x)*	6,312	130,406
Dicerna Pharmaceuticals, Inc.*	7,386	78,956
Dynavax Technologies Corp. (x)*	7,713	70,574
Eagle Pharmaceuticals, Inc.*	1,507	60,717
Editas Medicine, Inc. (x)*	37,738	858,540
Eidos Therapeutics, Inc. (x)*	814	11,201
Emergent BioSolutions, Inc.*	6,264	371,330
Enanta Pharmaceuticals, Inc.*	2,345	166,096
Epizyme, Inc.*	5,829	35,907
Equillium, Inc.*	488	3,982
Esperion Therapeutics, Inc. (x)*	3,168	145,728
Evelo Biosciences, Inc. (x)*	1,820	23,678
Fate Therapeutics, Inc.*	8,361	107,272
Fennec Pharmaceuticals, Inc.*	1,553	9,908
FibroGen, Inc.*	10,532	487,421
Flexion Therapeutics, Inc. (x)*	4,667	52,830
Fortress Biotech, Inc. (x)*	4,640	3,990
Forty Seven, Inc. (x)*	922	14,494
G1 Therapeutics, Inc.*	3,133	59,997
Genomic Health, Inc.*	2,910	187,433
Geron Corp.*	23,077	23,077
Global Blood Therapeutics, Inc.*	6,943	285,010
GlycoMimetics, Inc.*	4,674	44,263
Gritstone Oncology, Inc. (x)*	741	11,448
GTx, Inc. (x)*	634	495
Halozyme Therapeutics, Inc.*	17,476	255,674
Heron Therapeutics, Inc.*	9,580	248,505
Homology Medicines, Inc.*	2,350	52,546
Idera Pharmaceuticals, Inc.*	2,656	7,357
Immune Design Corp.*	288	374
ImmunoGen, Inc.*	20,126	96,605
Immunomedics, Inc. (x)*	18,475	263,638
Inovio Pharmaceuticals, Inc. (x)*	11,899	47,596
Insmed, Inc. (x)*	10,698	140,358
Insys Therapeutics, Inc. (x)*	3,928	13,748
Intellia Therapeutics, Inc.*	34,441	470,120
Intercept Pharmaceuticals, Inc.*	3,045	306,906
Intrexon Corp.*	32,477	212,400
Invitae Corp.*	9,259	102,405
Iovance Biotherapeutics, Inc.*	14,602	129,228
Ironwood Pharmaceuticals, Inc.*	19,377	200,746
Jounce Therapeutics, Inc.*	2,386	8,041
Kadmon Holdings, Inc. (x)*	13,589	28,265
Karyopharm Therapeutics, Inc.*	6,184	57,944
Kezar Life Sciences, Inc. (x)*	580	13,688
Kindred Biosciences, Inc.*	4,428	48,487
Kiniksa Pharmaceuticals Ltd., Class A*	729	20,478
Kodiak Sciences, Inc.*	951	6,752
Kura Oncology, Inc.*	3,861	54,208
La Jolla Pharmaceutical Co. (x)*	2,981	28,111
Lexicon Pharmaceuticals, Inc. (x)*	6,072	40,318
Ligand Pharmaceuticals, Inc.*	2,906	394,344
LogicBio Therapeutics, Inc.*	784	8,154
Loxo Oncology, Inc.*	3,737	523,442
MacroGenics, Inc.*	5,595	71,057
Madrigal Pharmaceuticals, Inc. (x)*	970	109,338
Magenta Therapeutics, Inc. (x)*	446	2,542
MannKind Corp. (x)*	19,520	20,691
MediciNova, Inc. (x)*	5,705	46,610
MeiraGTx Holdings plc*	410	3,952
Mersana Therapeutics, Inc.*	1,728	7,050
Minerva Neurosciences, Inc.*	3,628	24,453
Miragen Therapeutics, Inc.*	2,980	9,029
Mirati Therapeutics, Inc.*	2,845	120,685
Momenta Pharmaceuticals, Inc.*	10,681	117,918
Mustang Bio, Inc. (x)*	2,231	6,559
Myriad Genetics, Inc.*	8,542	248,316
Natera, Inc.*	4,638	64,746
Neon Therapeutics, Inc. (x)*	699	3,516
NewLink Genetics Corp.*	267	406
Novavax, Inc.*	19,637	36,132
Nymox Pharmaceutical Corp.*	1,434	1,879
Organovo Holdings, Inc. (x)*	16,202	15,507
Ovid therapeutics, Inc.*	1,476	3,572
Palatin Technologies, Inc. (x)*	27,769	19,672
Pfenex, Inc.*	3,583	11,430
Pieris Pharmaceuticals, Inc. (x)*	7,206	19,168
PolarityTE, Inc. (x)*	1,393	18,792
Portola Pharmaceuticals, Inc. (x)*	8,446	164,866
Principia Biopharma, Inc. (x)*	619	16,954
Progenics Pharmaceuticals, Inc.*	12,150	51,030
Proteostasis Therapeutics, Inc.*	3,718	12,046
PTC Therapeutics, Inc.*	6,293	215,976
Puma Biotechnology, Inc. (x)*	4,020	81,807
Ra Pharmaceuticals, Inc.*	139	2,530
Radius Health, Inc.*	5,631	92,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Recro Pharma, Inc.*	2,407	$17,090
REGENXBIO, Inc.*	4,451	186,719
Repligen Corp.*	5,429	286,325
Replimune Group, Inc. (x)*	846	8,460
Retrophin, Inc.*	5,764	130,439
Rhythm Pharmaceuticals, Inc.*	2,170	58,330
Rigel Pharmaceuticals, Inc.*	21,161	48,670
Rocket Pharmaceuticals, Inc. (x)*	2,895	42,904
Rubius Therapeutics, Inc. (x)*	1,379	22,174
Sangamo Therapeutics, Inc.*	14,156	162,511
Savara, Inc.*	3,906	29,568
Scholar Rock Holding Corp. (x)*	700	16,079
Selecta Biosciences, Inc.*	2,500	6,650
Seres Therapeutics, Inc. (x)*	2,833	12,805
Solid Biosciences, Inc. (x)*	1,746	46,793
Sorrento Therapeutics, Inc. (x)*	15,711	37,706
Spark Therapeutics, Inc.*	4,385	171,629
Spectrum Pharmaceuticals, Inc.*	12,956	113,365
Spero Therapeutics, Inc.*	60	369
Spring Bank Pharmaceuticals, Inc.*	1,898	19,720
Stemline Therapeutics, Inc.*	4,050	38,475
Surface Oncology, Inc.*	1,439	6,101
Sutro Biopharma, Inc.*	635	5,728
Syndax Pharmaceuticals, Inc.*	840	3,738
Synergy Pharmaceuticals, Inc.*	33,453	3,810
Syros Pharmaceuticals, Inc.*	3,405	18,966
T2 Biosystems, Inc.*	4,231	12,735
TG Therapeutics, Inc. (x)*	8,586	35,203
Tocagen, Inc. (x)*	2,302	18,899
Translate Bio, Inc. (x)*	1,086	8,145
Twist Bioscience Corp. (x)*	528	12,192
Tyme Technologies, Inc. (x)*	14,166	52,273
Ultragenyx Pharmaceutical, Inc.*	6,628	288,185
UNITY Biotechnology, Inc. (x)*	3,402	55,317
Unum Therapeutics, Inc. (x)*	2,424	10,666
Vanda Pharmaceuticals, Inc.*	7,128	186,255
Veracyte, Inc.*	4,044	50,874
Verastem, Inc. (x)*	9,382	31,524
Vericel Corp.*	5,958	103,669
Viking Therapeutics, Inc. (x)*	8,217	62,860
Vital Therapies, Inc. (x)*	4,226	787
Voyager Therapeutics, Inc.*	2,980	28,012
Xencor, Inc.*	6,518	235,691
XOMA Corp. (x)*	430	5,440
Y-mAbs Therapeutics, Inc. (x)*	739	15,031
Zafgen, Inc.*	3,869	19,152
ZIOPHARM Oncology, Inc. (x)*	17,982	33,626

		16,033,106

Health Care Equipment & Supplies (6.0%)
Accuray, Inc.*	11,703	39,907
Antares Pharma, Inc.*	20,411	55,518
AtriCure, Inc.*	4,981	152,419
Atrion Corp.	194	143,770
AxoGen, Inc.*	4,757	97,186
Axonics Modulation Technologies, Inc. (x)*	599	9,051
Cardiovascular Systems, Inc.*	4,586	130,655
Cerus Corp.*	16,579	84,056
CONMED Corp.	1,327	85,193
CryoLife, Inc.*	3,344	94,903
CryoPort, Inc.*	3,714	40,965
Cutera, Inc.*	1,863	31,708
CytoSorbents Corp.*	4,167	33,669
ElectroCore, Inc. (x)*	726	4,545
Endologix, Inc.*	11,560	8,277
FONAR Corp.*	155	3,137
GenMark Diagnostics, Inc.*	7,080	34,409
Glaukos Corp.*	4,719	265,066
Globus Medical, Inc., Class A*	10,115	437,777
Haemonetics Corp.*	7,235	723,862
Helius Medical Technologies, Inc.*	2,536	23,230
Heska Corp.*	943	81,192
Inogen, Inc.*	2,477	307,569
Integer Holdings Corp.*	3,181	242,583
IntriCon Corp.*	984	25,958
iRadimed Corp.*	484	11,839
iRhythm Technologies, Inc.*	3,363	233,661
Lantheus Holdings, Inc.*	4,770	74,650
LeMaitre Vascular, Inc.	2,194	51,866
LivaNova plc*	5,356	489,913
Meridian Bioscience, Inc.	5,120	88,883
Merit Medical Systems, Inc.*	7,422	414,222
Natus Medical, Inc.*	4,565	155,347
Neogen Corp.*	6,993	398,601
Neuronetics, Inc.*	783	15,151
Nevro Corp.*	4,062	157,971
Novocure Ltd.*	10,230	342,500
NuVasive, Inc.*	7,150	354,354
Nuvectra Corp.*	2,346	38,334
NxStage Medical, Inc.*	9,080	259,870
OraSure Technologies, Inc.*	8,073	94,293
Orthofix Medical, Inc.*	1,842	96,687
OrthoPediatrics Corp.*	956	33,345
Oxford Immunotec Global plc*	3,646	46,596
Penumbra, Inc.*	56,150	6,861,530
Pulse Biosciences, Inc. (x)*	1,562	17,901
Quidel Corp.*	4,752	231,993
Quotient Ltd. (x)*	115,524	707,007
Rockwell Medical, Inc. (x)*	6,089	13,761
RTI Surgical, Inc.*	1,561	5,776
Senseonics Holdings, Inc. (x)*	11,626	30,111
SI-BONE, Inc. (x)*	953	19,908
Sientra, Inc.*	3,219	40,913
STAAR Surgical Co.*	6,100	194,651
Surmodics, Inc.*	1,825	86,250
Tactile Systems Technology, Inc.*	2,471	112,554
Tandem Diabetes Care, Inc.*	7,089	269,169
TransEnterix, Inc. (x)*	22,426	50,683
Utah Medical Products, Inc.	405	33,647
Varex Imaging Corp.*	5,296	125,409
ViewRay, Inc. (x)*	8,560	51,959
Wright Medical Group NV*	17,312	471,233

		15,839,143

Health Care Providers & Services (6.1%)
AAC Holdings, Inc. (x)*	1,007	1,410
Addus HomeCare Corp.*	1,339	90,891
Amedisys, Inc.*	3,716	435,181
American Renal Associates Holdings, Inc.*	1,639	18,881

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
AMN Healthcare Services, Inc.*	6,424	$363,984
Apollo Medical Holdings, Inc.*	462	9,171
BioScrip, Inc.*	1,619	5,780
BioTelemetry, Inc.*	4,568	272,801
Capital Senior Living Corp.*	3,537	24,052
Civitas Solutions, Inc.*	1,638	28,681
CorVel Corp.*	1,247	76,965
Diplomat Pharmacy, Inc. (x)*	6,412	86,306
Ensign Group, Inc. (The)	6,946	269,435
Genesis Healthcare, Inc.*	7,794	9,197
Guardant Health, Inc.*	136,187	5,119,269
HealthEquity, Inc.*	129,708	7,737,082
LHC Group, Inc.*	4,099	384,814
National Research Corp.	1,399	53,358
PetIQ, Inc.*	2,018	47,362
Providence Service Corp. (The)*	1,529	91,771
Quorum Health Corp.*	3,971	11,476
R1 RCM, Inc.*	13,245	105,298
RadNet, Inc.*	5,500	55,935
Select Medical Holdings Corp.*	15,038	230,833
Surgery Partners, Inc.*	267	2,614
Tenet Healthcare Corp.*	11,625	199,252
Tivity Health, Inc.*	5,527	137,125
US Physical Therapy, Inc.	1,753	179,420
Vapotherm, Inc.*	491	9,795

		16,058,139

Health Care Technology (4.8%)
Allscripts Healthcare Solutions, Inc.*	3,162	30,482
athenahealth, Inc.*	51,054	6,735,554
Castlight Health, Inc., Class B*	10,199	22,132
Computer Programs & Systems, Inc.	840	21,084
Evolent Health, Inc., Class A*	2,179	43,471
HealthStream, Inc.	3,681	88,896
HMS Holdings Corp.*	10,055	282,847
Inovalon Holdings, Inc., Class A*	9,571	135,717
Inspire Medical Systems, Inc.*	84,081	3,552,422
Medidata Solutions, Inc.*	8,039	541,989
NantHealth, Inc.*	1,509	821
NextGen Healthcare Information Systems LLC*	4,777	72,372
Omnicell, Inc.*	5,392	330,206
Simulations Plus, Inc.	1,538	30,606
Tabula Rasa HealthCare, Inc.*	2,461	156,913
Teladoc Health, Inc.*	9,324	462,191
Vocera Communications, Inc.*	4,199	165,231

		12,672,934

Life Sciences Tools & Services (0.9%)
Accelerate Diagnostics, Inc. (x)*	3,628	41,722
Cambrex Corp.*	2,016	76,124
ChromaDex Corp. (x)*	5,337	18,306
Codexis, Inc.*	7,154	119,472
Enzo Biochem, Inc.*	6,174	17,164
Fluidigm Corp.*	3,692	31,825
Luminex Corp.	2,498	57,729
Medpace Holdings, Inc.*	3,015	159,584
NanoString Technologies, Inc.*	107,042	1,587,433
NeoGenomics, Inc.*	8,920	112,481
Pacific Biosciences of California, Inc.*	18,906	139,905
Quanterix Corp.*	1,143	20,928
Syneos Health, Inc.*	701	27,584

		2,410,257

Pharmaceuticals (2.0%)
Aclaris Therapeutics, Inc. (x)*	3,738	27,624
Aerie Pharmaceuticals, Inc.*	4,968	179,345
Akcea Therapeutics, Inc. (x)*	1,770	53,348
Akorn, Inc.*	1,700	5,763
Amneal Pharmaceuticals, Inc. (x)*	12,091	163,591
Amphastar Pharmaceuticals, Inc.*	1,915	38,109
Ampio Pharmaceuticals, Inc. (x)*	10,974	4,333
ANI Pharmaceuticals, Inc.*	1,158	52,133
Aquestive Therapeutics, Inc.*	525	3,307
Aratana Therapeutics, Inc.*	3,095	18,972
Arvinas, Inc. (x)*	802	10,306
Assembly Biosciences, Inc.*	2,989	67,611
Assertio Therapeutics, Inc.*	7,010	25,306
Clearside Biomedical, Inc.*	3,884	4,156
Collegium Pharmaceutical, Inc. (x)*	4,078	70,019
Corcept Therapeutics, Inc. (x)*	13,518	180,600
Cymabay Therapeutics, Inc.*	6,264	49,298
Dermira, Inc.*	4,849	34,864
Dova Pharmaceuticals, Inc. (x)*	1,635	12,393
Durect Corp.*	21,761	10,513
Eloxx Pharmaceuticals, Inc. (x)*	3,204	38,480
Endo International plc*	1,988	14,512
Evolus, Inc. (x)*	1,240	14,756
Horizon Pharma plc*	23,305	455,380
Innovate Biopharmaceuticals, Inc. (x)*	2,566	5,927
Innoviva, Inc.*	9,595	167,433
Intersect ENT, Inc.*	52,619	1,482,803
Intra-Cellular Therapies, Inc.*	3,088	35,172
Kala Pharmaceuticals, Inc.*	2,212	10,817
Liquidia Technologies, Inc.*	495	10,722
Marinus Pharmaceuticals, Inc.*	5,047	14,485
Medicines Co. (The) (x)*	8,917	170,671
MyoKardia, Inc.*	4,727	230,961
Neos Therapeutics, Inc.*	5,775	9,529
Ocular Therapeutix, Inc.*	4,515	17,970
Odonate Therapeutics, Inc. (x)*	941	13,249
Omeros Corp. (x)*	6,433	71,664
Optinose, Inc. (x)*	2,614	16,207
Osmotica Pharmaceuticals plc*	870	6,743
Pacira Pharmaceuticals, Inc.*	5,552	238,847
Paratek Pharmaceuticals, Inc. (x)*	4,398	22,562
Phibro Animal Health Corp., Class A	2,686	86,382
Reata Pharmaceuticals, Inc., Class A*	2,613	146,589
resTORbio, Inc. (x)*	88	759
Revance Therapeutics, Inc.*	4,655	93,705
Sienna Biopharmaceuticals, Inc.*	2,142	4,969
SIGA Technologies, Inc. (x)*	7,190	56,801
Supernus Pharmaceuticals, Inc.*	6,795	225,730
Teligent, Inc. (x)*	5,788	7,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
TherapeuticsMD, Inc. (x)*	25,862	$98,534
Theravance Biopharma, Inc. (x)*	6,038	154,512
Tricida, Inc.*	1,328	31,314
Verrica Pharmaceuticals, Inc.*	647	5,273
WaVe Life Sciences Ltd. (x)*	2,476	104,091
Xeris Pharmaceuticals, Inc. (x)*	749	12,733
Zogenix, Inc. (x)*	4,359	158,929
Zomedica Pharmaceuticals Corp.*	5,724	7,041

		5,255,773

Total Health Care		68,269,352

Industrials (10.5%)
Aerospace & Defense (0.5%)
Aerojet Rocketdyne Holdings, Inc.*	10,022	353,075
Aerovironment, Inc.*	2,943	199,977
Astronics Corp.*	3,013	91,746
Axon Enterprise, Inc.*	7,994	349,738
Cubic Corp.	2,590	139,187
Kratos Defense & Security Solutions, Inc.*	4,505	63,475
Mercury Systems, Inc.*	3,318	156,908
Moog, Inc., Class A	401	31,069
National Presto Industries, Inc.	59	6,898
Sparton Corp.*	634	11,532
Wesco Aircraft Holdings, Inc.*	2,054	16,227

		1,419,832

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	8,089	184,510
Echo Global Logistics, Inc.*	3,733	75,892
Forward Air Corp.	4,061	222,746
Hub Group, Inc., Class A*	2,926	108,467

		591,615

Airlines (0.1%)
Allegiant Travel Co.	1,803	180,696
Mesa Air Group, Inc.*	342	2,637

		183,333

Building Products (1.0%)
AAON, Inc.	5,698	199,772
Advanced Drainage Systems, Inc.	5,094	123,529
American Woodmark Corp.*	1,950	108,576
Apogee Enterprises, Inc.	3,229	96,386
Armstrong Flooring, Inc.*	169	2,001
Builders FirstSource, Inc.*	15,701	171,298
Continental Building Products, Inc.*	5,140	130,813
CSW Industrials, Inc.*	2,162	104,533
Griffon Corp.	241	2,518
Insteel Industries, Inc.	2,276	55,261
JELD-WEN Holding, Inc.*	9,444	134,199
Masonite International Corp.*	3,456	154,932
NCI Building Systems, Inc.*	5,930	42,993
Patrick Industries, Inc.*	3,198	94,693
PGT Innovations, Inc.*	7,670	121,570
Simpson Manufacturing Co., Inc.	5,755	311,518
Trex Co., Inc.*	8,215	487,642
Universal Forest Products, Inc.	7,360	191,066

		2,533,300

Commercial Services & Supplies (1.6%)
Advanced Disposal Services, Inc.*	9,516	227,813
BrightView Holdings, Inc.*	1,866	19,052
Brink’s Co. (The)	7,000	452,550
Casella Waste Systems, Inc., Class A*	1,058	30,143
Charah Solutions, Inc.*	524	4,375
Cimpress NV*	3,068	317,293
Covanta Holding Corp.	16,397	220,048
Deluxe Corp.	6,421	246,823
Healthcare Services Group, Inc. (x)	10,306	414,095
Heritage-Crystal Clean, Inc.*	135	3,106
Herman Miller, Inc.	7,064	213,686
HNI Corp.	6,034	213,785
Interface, Inc.	7,528	107,274
Kimball International, Inc., Class B	4,286	60,818
Knoll, Inc.	6,340	104,483
McGrath RentCorp	3,338	171,840
Mobile Mini, Inc.	5,516	175,133
MSA Safety, Inc.	4,752	447,971
Pitney Bowes, Inc.	13,003	76,848
SP Plus Corp.*	929	27,443
Team, Inc. (x)*	240	3,516
Tetra Tech, Inc.	7,217	373,624
UniFirst Corp.	280	40,060
US Ecology, Inc.	3,050	192,089
Viad Corp.	1,647	82,498
VSE Corp.	97	2,901

		4,229,267

Construction & Engineering (0.6%)
Comfort Systems USA, Inc.	5,080	221,894
Dycom Industries, Inc.*	4,193	226,590
EMCOR Group, Inc.	5,979	356,887
Granite Construction, Inc.	4,816	193,988
HC2 Holdings, Inc. (x)*	6,162	16,268
MasTec, Inc.*	8,810	357,334
MYR Group, Inc.*	2,237	63,016
NV5 Global, Inc.*	1,317	79,744
Orion Group Holdings, Inc.*	1,774	7,610
Primoris Services Corp.	3,907	74,741
Sterling Construction Co., Inc.*	803	8,745
Willscot Corp.*	3,431	32,320

		1,639,137

Electrical Equipment (0.4%)
Allied Motion Technologies, Inc.	972	43,439
Atkore International Group, Inc.*	5,365	106,442
AZZ, Inc.	1,161	46,858
Energous Corp. (x)*	3,237	18,742
EnerSys	3,834	297,557
Generac Holdings, Inc.*	8,444	419,667
Plug Power, Inc. (x)*	29,982	37,178
Thermon Group Holdings, Inc.*	1,269	25,735
TPI Composites, Inc.*	2,019	49,627
Vicor Corp.*	2,256	85,254

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Vivint Solar, Inc.*	1,151	$4,385

		1,134,884

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	5,014	181,457

Machinery (2.2%)
Actuant Corp., Class A	4,150	87,108
Alamo Group, Inc.	1,154	89,227
Albany International Corp., Class A	3,991	249,158
Altra Industrial Motion Corp.	5,988	150,598
Astec Industries, Inc.	1,559	47,066
Barnes Group, Inc.	852	45,684
Blue Bird Corp.*	1,015	18,463
Chart Industries, Inc.*	1,886	122,647
Columbus McKinnon Corp.	1,954	58,894
Commercial Vehicle Group, Inc.*	4,207	23,980
DMC Global, Inc.	1,978	69,467
Douglas Dynamics, Inc.	3,121	112,013
Energy Recovery, Inc. (x)*	5,198	34,983
EnPro Industries, Inc.	260	15,626
Evoqua Water Technologies Corp.*	10,667	102,403
Federal Signal Corp.	7,867	156,553
Franklin Electric Co., Inc.	6,109	261,954
Gencor Industries, Inc.*	300	3,291
Global Brass & Copper Holdings, Inc.	2,822	70,973
Gorman-Rupp Co. (The)	533	17,275
Graham Corp.	119	2,718
Harsco Corp.*	11,188	222,194
Hillenbrand, Inc.	8,723	330,863
John Bean Technologies Corp.	4,350	312,373
Kadant, Inc.	1,516	123,493
Kennametal, Inc.	6,997	232,860
Lindsay Corp.	1,489	143,316
Lydall, Inc.*	370	7,515
Manitex International, Inc.*	1,562	8,872
Meritor, Inc.*	11,305	191,168
Milacron Holdings Corp.*	1,064	12,651
Miller Industries, Inc.	47	1,269
Mueller Industries, Inc.	7,860	183,610
Mueller Water Products, Inc., Class A	12,779	116,289
Navistar International Corp.*	399	10,354
Omega Flex, Inc.	426	23,034
Proto Labs, Inc.*	3,771	425,331
RBC Bearings, Inc.*	3,322	435,514
REV Group, Inc. (x)	769	5,775
Rexnord Corp.*	1,640	37,638
Spartan Motors, Inc.	4,734	34,227
SPX Corp.*	4,869	136,381
Standex International Corp.	1,416	95,127
Sun Hydraulics Corp.	4,027	133,656
Tennant Co.	2,514	131,005
Twin Disc, Inc.*	50	738
Wabash National Corp.	1,960	25,637
Watts Water Technologies, Inc., Class A	2,193	141,514
Woodward, Inc.	7,460	554,203

		5,816,688

Marine (0.0%)
Matson, Inc.	2,642	84,597

Professional Services (2.1%)
ASGN, Inc.*	7,061	384,824
Barrett Business Services, Inc.	996	57,021
BG Staffing, Inc.	1,149	23,727
CRA International, Inc.	301	12,808
Exponent, Inc.	7,185	364,351
Forrester Research, Inc.	1,474	65,888
Franklin Covey Co.*	1,353	30,212
Heidrick & Struggles International, Inc.	2,597	81,000
ICF International, Inc.	282	18,268
InnerWorkings, Inc.*	574	2,147
Insperity, Inc.	5,330	497,609
Kforce, Inc.	3,257	100,706
Korn/Ferry International	7,981	315,569
Mistras Group, Inc.*	1,893	27,221
Resources Connection, Inc.	1,343	19,071
TriNet Group, Inc.*	6,068	254,553
TrueBlue, Inc.*	274	6,097
WageWorks, Inc.*	121,857	3,309,636
Willdan Group, Inc.*	1,280	44,774

		5,615,482

Road & Rail (0.3%)
ArcBest Corp.	477	16,342
Avis Budget Group, Inc.*	9,271	208,412
Heartland Express, Inc.	6,453	118,090
Marten Transport Ltd.	2,472	40,022
PAM Transportation Services, Inc.*	210	8,276
Saia, Inc.*	3,552	198,273
Universal Logistics Holdings, Inc.	1,142	20,659
US Xpress Enterprises, Inc., Class A*	1,627	9,127
USA Truck, Inc.*	1,021	15,284
Werner Enterprises, Inc.	2,882	85,134
YRC Worldwide, Inc.*	907	2,857

		722,476

Trading Companies & Distributors (1.4%)
Applied Industrial Technologies, Inc.	5,301	285,936
Beacon Roofing Supply, Inc.*	7,031	223,023
BlueLinx Holdings, Inc. (x)*	1,236	30,542
BMC Stock Holdings, Inc.*	495	7,663
CAI International, Inc.*	1,055	24,508
DXP Enterprises, Inc.*	1,739	48,414
EVI Industries, Inc. (x)	552	18,409
Foundation Building Materials, Inc.*	582	4,836
General Finance Corp.*	563	5,692
GMS, Inc.*	4,202	62,442
H&E Equipment Services, Inc.	3,503	71,531
Herc Holdings, Inc.*	3,308	85,975
Kaman Corp.	3,820	214,264
Lawson Products, Inc.*	240	7,584
MRC Global, Inc.*	6,237	76,278
Rush Enterprises, Inc., Class A	1,930	66,546
Rush Enterprises, Inc., Class B	256	9,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
SiteOne Landscape Supply, Inc.*	5,615	$310,341
Systemax, Inc.	1,333	31,845
Watsco, Inc.	14,316	1,991,928

		3,576,871

Total Industrials		27,728,939

Information Technology (29.3%)
Communications Equipment (0.5%)
Acacia Communications, Inc.*	535	20,330
Aerohive Networks, Inc.*	4,357	14,204
Applied Optoelectronics, Inc. (x)*	1,996	30,798
CalAmp Corp.*	4,699	61,134
Calix, Inc.*	3,129	30,508
Casa Systems, Inc.*	3,280	43,066
Clearfield, Inc.*	1,079	10,704
Extreme Networks, Inc.*	15,976	97,454
InterDigital, Inc.	2,133	141,695
Lumentum Holdings, Inc.*	8,810	370,108
NETGEAR, Inc.*	992	51,614
Plantronics, Inc.	4,605	152,425
Quantenna Communications, Inc.*	4,803	68,923
Viavi Solutions, Inc.*	11,499	115,565

		1,208,528

Electronic Equipment, Instruments & Components (0.7%)
Arlo Technologies, Inc. (x)*	753	7,515
Badger Meter, Inc.	3,999	196,791
Control4 Corp.*	1,524	26,822
ePlus, Inc.*	1,887	134,298
FARO Technologies, Inc.*	2,235	90,830
Fitbit, Inc., Class A*	6,332	31,470
II-VI, Inc.*	8,703	282,499
Insight Enterprises, Inc.*	1,802	73,432
Iteris, Inc.*	3,222	12,018
Itron, Inc.*	4,741	224,202
Mesa Laboratories, Inc.	475	98,985
Methode Electronics, Inc.	2,318	53,986
Napco Security Technologies, Inc.*	1,614	25,421
nLight, Inc.*	3,073	54,638
Novanta, Inc.*	4,547	286,461
OSI Systems, Inc.*	874	64,064
PAR Technology Corp.*	1,285	27,949
Park Electrochemical Corp.	1,562	28,225
Rogers Corp.*	1,351	133,830
Vishay Precision Group, Inc.*	1,067	32,256

		1,885,692

IT Services (9.7%)
Brightcove, Inc.*	4,852	34,158
Carbonite, Inc.*	4,433	111,978
Cardtronics plc, Class A*	4,409	114,634
Cass Information Systems, Inc.	2,034	107,639
ConvergeOne Holdings, Inc.	3,040	37,635
CSG Systems International, Inc.	3,785	120,249
Endurance International Group Holdings, Inc.*	9,785	65,070
Everi Holdings, Inc.*	9,091	46,819
EVERTEC, Inc.	7,073	202,995
Evo Payments, Inc., Class A (x)*	2,432	59,997
Exela Technologies, Inc. (x)*	5,209	20,263
ExlService Holdings, Inc.*	4,642	244,262
GTT Communications, Inc. (x)*	142,008	3,359,909
Hackett Group, Inc. (The)	3,058	48,959
I3 Verticals, Inc., Class A*	813	19,593
Information Services Group, Inc.*	3,082	13,068
Internap Corp.*	3,419	14,189
Limelight Networks, Inc.*	15,679	36,689
LiveRamp Holdings, Inc. (x)*	124,362	4,804,104
MAXIMUS, Inc.	8,885	578,325
MoneyGram International, Inc.*	378	756
MongoDB, Inc. (x)*	96,332	8,066,842
NIC, Inc.	9,085	113,381
Okta, Inc.*	67,550	4,309,690
Perficient, Inc.*	1,842	41,003
PFSweb, Inc.*	2,097	10,758
PRGX Global, Inc.*	2,836	26,857
Science Applications International Corp.	5,898	375,703
ServiceSource International, Inc.*	10,779	11,641
Travelport Worldwide Ltd.	3,408	53,233
TTEC Holdings, Inc.	1,990	56,854
Tucows, Inc., Class A (x)*	1,322	79,399
Unisys Corp. (x)*	4,922	57,243
Virtusa Corp.*	4,006	170,615
Wix.com Ltd.*	23,800	2,150,092

		25,564,602

Semiconductors & Semiconductor Equipment (1.7%)
ACM Research, Inc., Class A*	1,115	12,131
Adesto Technologies Corp. (x)*	3,358	14,775
Advanced Energy Industries, Inc.*	5,305	227,744
Ambarella, Inc. (x)*	1,756	61,425
Aquantia Corp.*	2,933	25,722
Brooks Automation, Inc.	9,651	252,663
Cabot Microelectronics Corp.	3,951	376,728
CEVA, Inc.*	2,936	64,856
Cirrus Logic, Inc.*	413	13,703
Cohu, Inc.	2,000	32,140
Diodes, Inc.*	1,375	44,358
Entegris, Inc.	19,745	550,787
FormFactor, Inc.*	846	11,920
Ichor Holdings Ltd. (x)*	3,133	51,068
Impinj, Inc. (x)*	2,233	32,490
Inphi Corp.*	6,087	195,697
Integrated Device Technology, Inc.*	18,017	872,563
Kopin Corp.*	7,568	7,560
Lattice Semiconductor Corp.*	16,246	112,422
MaxLinear, Inc.*	8,767	154,299
Nanometrics, Inc.*	3,134	85,652
NVE Corp.	633	55,413
PDF Solutions, Inc.*	365	3,077
Power Integrations, Inc.	3,974	242,335
Rudolph Technologies, Inc.*	4,472	91,542
Semtech Corp.*	8,314	381,363
Silicon Laboratories, Inc.*	5,976	470,969
SMART Global Holdings, Inc.*	1,386	41,164
SunPower Corp. (x)*	2,937	14,597
Synaptics, Inc.*	469	17,452

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Xperi Corp.	1,468	$26,997

		4,545,612

Software (16.6%)
8x8, Inc.*	12,978	234,123
A10 Networks, Inc.*	6,836	42,657
ACI Worldwide, Inc.*	15,115	418,232
Agilysys, Inc.*	973	13,953
Alarm.com Holdings, Inc.*	4,305	223,300
Altair Engineering, Inc., Class A*	3,488	96,199
Alteryx, Inc., Class A (x)*	4,081	242,697
Amber Road, Inc.*	3,283	27,019
American Software, Inc., Class A	2,344	24,495
Anaplan, Inc.*	1,991	52,841
Appfolio, Inc., Class A*	39,886	2,362,049
Apptio, Inc., Class A*	4,821	183,005
Asure Software, Inc. (x)*	1,363	6,924
Avalara, Inc.*	76,107	2,370,733
Benefitfocus, Inc. (x)*	3,122	142,738
Blackbaud, Inc.	6,726	423,065
Blackline, Inc.*	5,076	207,862
Bottomline Technologies DE, Inc.*	5,796	278,208
Box, Inc., Class A*	17,250	291,180
Carbon Black, Inc.*	5,191	69,663
ChannelAdvisor Corp.*	3,405	38,647
Cision Ltd.*	9,050	105,885
Cloudera, Inc.*	14,619	161,686
CommVault Systems, Inc.*	5,547	327,772
Cornerstone OnDemand, Inc.*	7,636	385,084
Coupa Software, Inc.*	179,962	11,312,411
Digimarc Corp.*	1,481	21,475
Domo, Inc., Class B*	900	17,667
Ebix, Inc. (x)	3,363	143,129
eGain Corp.*	2,090	13,731
Elastic NV*	73,984	5,288,376
Ellie Mae, Inc. (x)*	37,643	2,365,110
Envestnet, Inc.*	6,226	306,257
Everbridge, Inc.*	3,784	214,780
Five9, Inc.*	7,990	349,323
ForeScout Technologies, Inc.*	4,246	110,354
Hortonworks, Inc.*	9,962	143,652
HubSpot, Inc.*	5,098	640,972
Imperva, Inc.*	4,938	274,997
Instructure, Inc.*	4,471	167,707
j2 Global, Inc.	6,522	452,496
LivePerson, Inc.*	8,177	154,218
Majesco*	934	6,622
MINDBODY, Inc., Class A*	6,083	221,421
Mitek Systems, Inc.*	4,601	49,737
MobileIron, Inc.*	9,888	45,386
Model N, Inc.*	3,691	48,832
Monotype Imaging Holdings, Inc.	2,619	40,647
New Relic, Inc.*	6,229	504,362
OneSpan, Inc.*	4,389	56,838
Park City Group, Inc. (x)*	1,689	10,083
Paylocity Holding Corp.*	4,081	245,717
Progress Software Corp.	6,247	221,706
PROS Holdings, Inc.*	4,405	138,317
Q2 Holdings, Inc.*	5,117	253,547
QAD, Inc., Class A	1,423	55,967
Qualys, Inc.*	4,742	354,417
Rapid7, Inc.*	5,154	160,599
Rimini Street, Inc. (x)*	1,229	6,329
SailPoint Technologies Holding, Inc.*	9,617	225,903
SecureWorks Corp., Class A*	180	3,040
SendGrid, Inc.*	4,070	175,702
ShotSpotter, Inc.*	1,001	31,211
Smartsheet, Inc., Class A*	90,145	2,241,005
SPS Commerce, Inc.*	2,362	194,582
SVMK, Inc. (x)*	129,814	1,592,818
Telaria, Inc.*	2,058	5,618
Telenav, Inc.*	2,167	8,798
Tenable Holdings, Inc.*	1,435	31,843
Trade Desk, Inc. (The), Class A*	4,622	536,429
Upland Software, Inc.*	2,172	59,035
Varonis Systems, Inc.*	3,941	208,479
Veritone, Inc. (x)*	995	3,781
VirnetX Holding Corp. (x)*	7,784	18,682
Workiva, Inc.*	67,053	2,406,532
Xero Ltd.*	80,363	2,368,154
Yext, Inc.*	11,459	170,166
Zix Corp.*	7,353	42,133
Zscaler, Inc.*	8,422	330,227

		43,781,337

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	787	8,004
Avid Technology, Inc.*	2,908	13,813
Cray, Inc.*	971	20,964
Eastman Kodak Co. (x)*	2,076	5,294
Immersion Corp.*	3,541	31,727
USA Technologies, Inc.*	7,785	30,283

		110,085

Total Information Technology		77,095,856

Materials (2.4%)
Chemicals (1.1%)
Advanced Emissions Solutions, Inc. (x)	378	3,988
AdvanSix, Inc.*	1,503	36,583
Amyris, Inc. (x)*	429	1,433
Balchem Corp.	4,459	349,363
Chase Corp.	1,006	100,650
Ferro Corp.*	11,557	181,214
GCP Applied Technologies, Inc.*	9,999	245,475
HB Fuller Co.	5,244	223,761
Ingevity Corp.*	5,894	493,269
Innophos Holdings, Inc.	403	9,886
Koppers Holdings, Inc.*	2,060	35,102
Kraton Corp.*	4,019	87,775
Kronos Worldwide, Inc.	3,261	37,567
Marrone Bio Innovations, Inc. (x)*	7,077	10,403
OMNOVA Solutions, Inc.*	6,050	44,346
PolyOne Corp.	10,511	300,615
Quaker Chemical Corp.	1,817	322,899
Sensient Technologies Corp.	3,149	175,872
Trinseo SA	4,120	188,614
Tronox Ltd., Class A	6,025	46,874

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Valhi, Inc.	142	$274

		2,895,963

Construction Materials (0.8%)
Eagle Materials, Inc.	30,854	1,883,020
Forterra, Inc. (x)*	2,594	9,754
Summit Materials, Inc., Class A*	15,683	194,469
United States Lime & Minerals, Inc.	5	355
US Concrete, Inc. (x)*	2,215	78,145

		2,165,743

Containers & Packaging (0.1%)
Greif, Inc., Class A	306	11,356
Greif, Inc., Class B	77	3,419
Myers Industries, Inc.	4,994	75,459

		90,234

Metals & Mining (0.3%)
Century Aluminum Co.*	332	2,427
Cleveland-Cliffs, Inc. (x)	6,687	51,423
Coeur Mining, Inc.*	3,753	16,776
Compass Minerals International, Inc.	4,348	181,268
Gold Resource Corp.	6,399	25,596
Hecla Mining Co.	4,917	11,604
Kaiser Aluminum Corp.	1,162	103,755
Livent Corp. (x)*	1,112	15,346
Ramaco Resources, Inc. (x)*	781	3,866
Ryerson Holding Corp.*	2,209	14,005
Tahoe Resources, Inc.*	20,365	74,332
Worthington Industries, Inc.	5,311	185,035

		685,433

Paper & Forest Products (0.1%)
Boise Cascade Co.	5,027	119,894
Louisiana-Pacific Corp.	2,932	65,149
Neenah, Inc.	1,942	114,423
Schweitzer-Mauduit International, Inc.	750	18,787
Verso Corp., Class A*	317	7,101

		325,354

Total Materials		6,162,727

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
Alexander’s, Inc. (REIT)	298	90,813
Americold Realty Trust (REIT)	12,025	307,119
Armada Hoffler Properties, Inc. (REIT)	2,153	30,271
City Office REIT, Inc. (REIT)	660	6,765
Clipper Realty, Inc. (REIT) (x)	2,063	26,963
Easterly Government Properties, Inc. (REIT)	1,925	30,184
EastGroup Properties, Inc. (REIT)	4,896	449,110
First Industrial Realty Trust, Inc. (REIT)	3,683	106,291
Four Corners Property Trust, Inc. (REIT)	6,529	171,060
GEO Group, Inc. (The) (REIT)	3,578	70,487
Monmouth Real Estate Investment Corp. (REIT)	1,828	22,667
National Health Investors, Inc. (REIT)	2,487	187,868
National Storage Affiliates Trust (REIT)	749	19,819
NexPoint Residential Trust, Inc. (REIT)	168	5,888
Pennsylvania REIT (REIT)	4,642	27,574
PS Business Parks, Inc. (REIT)	1,897	248,507
QTS Realty Trust, Inc. (REIT), Class A	3,264	120,931
Ryman Hospitality Properties, Inc. (REIT)	6,219	414,745
Saul Centers, Inc. (REIT)	1,504	71,019
Tanger Factory Outlet Centers, Inc. (REIT)	12,746	257,724
UMH Properties, Inc. (REIT)	3,816	45,181
Universal Health Realty Income Trust (REIT)	1,653	101,445
Urban Edge Properties (REIT)	2,444	40,619

		2,853,050

Real Estate Management & Development (1.0%)
Altisource Portfolio Solutions SA (x)*	88	1,979
Consolidated-Tomoka Land Co.	161	8,452
Cushman & Wakefield plc*	4,889	70,744
Essential Properties Realty Trust, Inc. (REIT)	581	8,041
FRP Holdings, Inc.*	143	6,579
HFF, Inc., Class A	5,244	173,891
Kennedy-Wilson Holdings, Inc.	8,940	162,440
Marcus & Millichap, Inc.*	2,734	93,858
Maui Land & Pineapple Co., Inc.*	913	9,057
Newmark Group, Inc., Class A	20,625	165,413
Redfin Corp. (x)*	137,409	1,978,690
RMR Group, Inc. (The), Class A	987	52,390
Trinity Place Holdings, Inc.*	2,345	10,177

		2,741,711

Total Real Estate		5,594,761

Utilities (0.3%)
Electric Utilities (0.0%)
Spark Energy, Inc., Class A (x)	1,458	10,833

Gas Utilities (0.1%)
Chesapeake Utilities Corp.	253	20,569
New Jersey Resources Corp.	875	39,961
South Jersey Industries, Inc.	1,788	49,706

		110,236

Independent Power and Renewable Electricity Producers (0.0%)
TerraForm Power, Inc., Class A	1,822	20,443

Water Utilities (0.2%)
American States Water Co.	3,459	231,892
California Water Service Group	576	27,452
Global Water Resources, Inc.	1,628	16,508
Middlesex Water Co.	1,912	102,005
Pure Cycle Corp.*	1,231	12,224
SJW Group	1,552	86,322

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
York Water Co. (The)	1,705	$54,662

		531,065

Total Utilities		672,577

Total Common Stocks (98.2%) (Cost $238,487,176)		258,633,538

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	3,751	5,626

Total Consumer Staples		5,626

Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	3,345	452
Omthera Pharmaceuticals, Inc., CVR (r)*	899	—

Total Health Care		452

Total Rights (0.0%) (Cost $—)		6,078

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	374,478	374,515

	Principal Amount	Value (Note 1)
Repurchase Agreements (12.1%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $3,101,603, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $3,268,287. (xx)	$3,100,000	3,100,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $2,527,335, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $2,577,882. (xx)	2,526,928	2,526,928
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $5,000,806, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $5,101,305. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $2,001,007, collateralized by various Common Stocks; total market value $2,226,644. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $5,500,782, collateralized by various Common Stocks; total market value $6,122,667. (xx)	5,500,000	5,500,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $700,100, collateralized by various Common Stocks; total market value $779,249. (xx)	700,000	700,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $5,000,819, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $5,100,000. (xx)	5,000,000	5,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $8,003,749, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $8,160,000. (xx)	8,000,000	8,000,000

Total Repurchase Agreements		31,826,928

Total Short-Term Investments (12.2%) (Cost $32,201,443)		32,201,443

Total Investments in Securities (110.4%) (Cost $270,688,619)		290,841,059
Other Assets Less Liabilities (-10.4%)		(27,350,841)

Net Assets (100%)		$263,490,218

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $9,588 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $34,059,686. This was collateralized by $2,735,124 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/15/19 - 11/15/47 and by cash of $31,826,928 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	11	3/2019	USD	741,950	(21,249)

					(21,249)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$8,459,657	$—	$—	$8,459,657
Consumer Discretionary	39,525,054	2,335,518	—	41,860,572
Consumer Staples	3,969,565	—	—	3,969,565
Energy	2,191,159	—	—	2,191,159
Financials	15,046,090	1,582,283	—	16,628,373
Health Care	68,269,352	—	—	68,269,352
Industrials	27,728,939	—	—	27,728,939
Information Technology	74,727,702	2,368,154	—	77,095,856
Materials	6,162,727	—	—	6,162,727
Real Estate	5,594,761	—	—	5,594,761
Utilities	672,577	—	—	672,577
Rights
Consumer Staples	—	—	5,626	5,626
Health Care	—	—	452	452

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$374,515	$—	$—	$374,515
Repurchase Agreements	—	31,826,928	—	31,826,928

Total Assets	$252,722,098	$38,112,883	$6,078	$290,841,059

Liabilities:
Futures	$(21,249)	$—	$—	$(21,249)

Total Liabilities	$(21,249)	$—	$—	$(21,249)

Total	$252,700,849	$38,112,883	$6,078	$290,819,810

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(21,249	)*

Total		$(21,249)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$27	$27
Equity contracts	(152,502)	—	(152,502)

Total	$(152,502)	$27	$(152,475)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^		Futures	Total
Equity contracts		$(23,681)	$(23,681)

Total		$(23,681)	$(23,681)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $149,000 for one month and futures contracts with an average notional balance of approximately $989,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$183,643,193
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 16%)*	$200,727,068

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,542,850
Aggregate gross unrealized depreciation	(40,327,155)

Net unrealized appreciation	$20,215,695

Federal income tax cost of investments in securities and derivative instruments, if applicable	$270,604,115

For the year ended December 31, 2018, the Portfolio incurred approximately $279 as brokerage commissions with Bank of America Corp. and $5,642 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $238,861,691)	$259,014,131
Repurchase Agreements (Cost $31,826,928)	31,826,928
Cash	4,466,942
Foreign cash (Cost $765)	742
Cash held as collateral at broker for futures	32,600
Receivable for securities sold	172,271
Dividends, interest and other receivables	77,549
Securities lending income receivable	67,897
Due from Custodian	14,671
Due from broker for futures variation margin	3,958
Receivable for Portfolio shares sold	1,235
Other assets	1,249

Total assets	295,680,173

LIABILITIES
Payable for return of collateral on securities loaned	31,826,928
Investment management fees payable	159,645
Payable for Portfolio shares redeemed	103,077
Administrative fees payable	28,422
Payable for securities purchased	14,671
Distribution fees payable – Class IB	26
Accrued expenses	57,186

Total liabilities	32,189,955

NET ASSETS	$263,490,218

Net assets were comprised of:
Paid in capital	$244,296,638
Total distributable earnings (loss)	19,193,580

Net assets	$263,490,218

Class IB
Net asset value, offering and redemption price per share, $118,460 / 13,527 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.76

Class K
Net asset value, offering and redemption price per share, $263,371,758 / 29,721,486 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.86

(x)	Includes value of securities on loan of $34,059,686.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $3,918 foreign withholding tax)	$1,323,938
Interest	60,786
Securities lending (net)	987,739

Total income	2,372,463

EXPENSES
Investment management fees	2,459,881
Administrative fees	372,180
Custodian fees	75,000
Professional fees	52,474
Printing and mailing expenses	33,675
Trustees’ fees	7,287
Distribution fees – Class IB	339
Miscellaneous	9,170

Gross expenses	3,010,006
Less: Waiver from investment manager	(243,767)

Net expenses	2,766,239

NET INVESTMENT INCOME (LOSS)	(393,776)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	37,431,741
Futures contracts	(152,502)
Forward foreign currency contracts	27
Foreign currency transactions	(3,738)

Net realized gain (loss)	37,275,528

Change in unrealized appreciation (depreciation) on:
Investments in securities	(48,205,260)
Futures contracts	(23,681)
Foreign currency translations	(105)

Net change in unrealized appreciation (depreciation)	(48,229,046)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,953,518)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,347,294)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(393,776)	$(466,290)
Net realized gain (loss)	37,275,528	40,010,825
Net change in unrealized appreciation (depreciation)	(48,229,046)	20,157,811

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,347,294)	59,702,346

Distributions to shareholders: (a)
Class IB	(20,483)	(12,139)
Class K	(45,296,462)	(28,459,016)

Total distributions to shareholders	(45,316,945)	(28,471,155)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares issued in reinvestment of distributions [ 2,101 and 1,135 shares, respectively ]	20,483	12,139

Total Class IB transactions	20,483	12,139

Class K
Capital shares sold [ 871,308 and 340,832 shares, respectively ]	10,252,594	3,728,390
Capital shares issued in reinvestment of dividends and distributions [ 4,591,926 and 2,641,817 shares, respectively ]	45,296,462	28,459,016
Capital shares repurchased [ (2,301,631) and (2,551,624) shares, respectively ]	(26,835,209)	(27,725,325)

Total Class K transactions	28,713,847	4,462,081

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	28,734,330	4,474,220

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,929,909)	35,705,411
NET ASSETS:
Beginning of year	291,420,127	255,714,716

End of year (b)	$263,490,218	$291,420,127

(a)  Prior year distributions to shareholders were made up of dividends from net realized capital gains of $12,139 and $28,459,016 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $270,447 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Class IB	2018	2017	2016
Net asset value, beginning of period	$10.89	$9.74	$9.14	$10.27		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.05)	(0.02)	(0.05)		(0.02)		(0.05)
Net realized and unrealized gain (loss)	(0.33)	2.38	0.82	(0.76)		0.63		0.43

Total from investment operations	(0.37)	2.33	0.80	(0.81)		0.61		0.38

Less distributions:
Distributions from net realized gains	(1.76)	(1.18)	(0.20)	(0.32)		—		(0.32)

Net asset value, end of period	$8.76	$10.89	$9.74	$9.14		$10.67		$10.06

Total return (b)	(4.77)%	24.14%	8.77%	(7.82)%		(6.06)%		3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$118	$124	$100	$92		$—		$26
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.15%	1.18%	1.21%		1.23%		1.25%
Before waivers and reimbursements (a)(f)	1.23%	1.24%	1.24%	1.21%		1.23%		5.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.38)%	(0.42)%	(0.25)%	(0.67	)%(l)	(0.69	)%(l)	(0.70	)%(l)
Before waivers and reimbursements (a)(f)	(0.46)%	(0.50)%	(0.31)%	(0.67	)%(l)	(0.69	)%(l)	(5.28	)%(l)
Portfolio turnover rate^	62%	51%	41%	38%		38%		33	%(z)

	Year Ended December 31,				April 21, 2014* to December 31, 2014
Class K	2018	2017	2016	2015
Net asset value, beginning of period	$10.97	$9.78	$9.15	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.02)	— #	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(0.33)	2.39	0.83	(0.56)	0.43

Total from investment operations	(0.35)	2.37	0.83	(0.61)	0.40

Less distributions:
Dividends from net investment income	— #	—	— #	—	—
Distributions from net realized gains	(1.76)	(1.18)	(0.20)	(0.32)	(0.32)

Total dividends and distributions	(1.76)	(1.18)	(0.20)	(0.32)	(0.32)

Net asset value, end of period	$8.86	$10.97	$9.78	$9.15	$10.08

Total return (b)	(4.56)%	24.45%	9.09%	(5.98)%	4.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$263,372	$291,296	$255,614	$253,255	$273,720
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90%	0.90%	0.93%	0.96%	1.00%
Before waivers and reimbursements (a)(f)	0.98%	0.98%	0.99%	0.96%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.13)%	(0.17)%	— %‡‡	(0.44)%	(0.44	)%(l)
Before waivers and reimbursements (a)(f)	(0.21)%	(0.25)%	(0.06)%	(0.45)%	(0.43	)%(l)
Portfolio turnover rate^	62%	51%	41%	38%	33	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Global Advisors Limited (Effective January 1, 2018, Templeton Global Advisors Limited replaced Templeton Investment Counsel, LLC as a sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(12.16)%	2.00%	8.06%
Portfolio – Class IB Shares	(12.16)	1.98	7.97
Portfolio – Class K Shares*	(12.00)	2.24	7.62
Volatility Managed Index – Global Blend	(9.82)	4.17	8.90
International Proxy Index	(14.62)	0.17	5.59
Volatility Managed Index – Global Proxy Blend	(10.08)	4.17	8.81
MSCI World (Net) Index	(8.71)	4.56	9.67

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.16)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Global Blend, the International Proxy Index, the Volatility Managed Index — Global Proxy Blend and the MSCI World (Net) Index, which returned (9.82)%, (14.62)%, (10.08)% and (8.71)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in communication services and energy helped relative results. From the latter sector, U.S. exploration and production firm ConocoPhillips rallied early in the year as higher oil prices led the firm to boost its dividend, buy back shares and pursue acquisitions.

•

From the communication services sector, Luxembourg-based satellite specialist SES rallied after results showed stabilization in the firm’s video business, as well as better-than-expected growth in other key segments. Though sentiment remains weak, recent progress highlights some of the positive changes being delivered by a new management team working to repair the balance sheet and seize long-term growth opportunities.

What hurt performance during the year:

•

An underweighted position in the information technology sector was a significant relative detractor from relative performance. The sector accounted for three of the Portfolio’s most significant detractors, including U.S. communications equipment firm Commscope Holding, South Korean semiconductor and consumer electronics manufacturer Samsung Electronics, and Japanese automation company Omron Corp.

•

Stock selection in the financials sector hindered relative results, including bank stocks in the U.S. and Europe. French lender BNP Paribas SA, Dutch banking group ING Groep NV and U.S.-based universal bank Citigroup, Inc. detracted from performance.

•

Security selection in health care also detracted from relative performance in 2018, despite a solid rebound in the sector mid-year and relative resilience amid year-end volatility. The sector included a number of the Portfolio’s top contributors to relative results during the year, such as Eli Lilly & Co., LivaNova plc, Amgen, Inc. and Sanofi. It also included some of the most significant detractors, including German pharmaceuticals and chemicals firm Bayer AG, which declined on an adverse court ruling that was subsequently reduced.

•

During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

•

From a regional standpoint, stock-specific weakness and an unfavorable underweighting in the U.S. were primarily responsible for underperformance. Stock selection and an overweighted position in Asia also hindered relative results, particularly off-benchmark exposure to South Korea. In Europe, an overweighted position detracted from relative performance, partially offset by the positive effects of stock selection in the region.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — Templeton Global Advisors Limited

Looking ahead, we see scope for continued moderate global growth as China likely enacts stimulus measures and the Federal Reserve and European Central Bank manage their respective economic cycles. While valuations look extended in some parts of the market (albeit less so following fourth quarter attrition), we also see pockets of opportunity, particularly outside of the United States. Overall, an inflecting policy cycle and increased volatility may continue to cause dislocations capable of being exploited by disciplined stock pickers.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	15.2%
Health Care	15.1
Communication Services	9.6
Information Technology	9.4
Industrials	9.2
Consumer Staples	7.5
Energy	7.4
Consumer Discretionary	6.4
Materials	4.5
Utilities	2.8
Real Estate	2.4
Repurchase Agreements	0.9
Investment Company	0.3
Cash and Other	9.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$891.80	$5.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.58	5.68
Class IB
Actual	1,000.00	891.70	5.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.58	5.68
Class K
Actual	1,000.00	892.10	4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.41

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.12%, 1.12% and 0.87%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.6%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	49,830	$1,422,148
Bezeq The Israeli Telecommunication Corp. Ltd.	20,150	19,707
BT Group plc	87,916	266,124
CenturyLink, Inc.	6,435	97,490
China Telecom Corp. Ltd. (ADR) (x)	67,900	3,444,567
Deutsche Telekom AG (Registered)	34,805	591,220
Elisa OYJ	1,438	59,549
HKT Trust & HKT Ltd.	39,414	56,748
Iliad SA	251	35,079
Koninklijke KPN NV	35,227	102,959
Nippon Telegraph & Telephone Corp.	7,256	295,436
Orange SA	20,833	337,127
PCCW Ltd.	46,000	26,464
Proximus SADP	1,648	44,479
Singapore Telecommunications Ltd.	2,402,150	5,152,570
Spark New Zealand Ltd.	18,072	50,193
Swisscom AG (Registered)	270	129,211
Telecom Italia SpA*	185,303	98,020
Telefonica Deutschland Holding AG	8,444	33,039
Telefonica SA	434,801	3,669,829
Telenor ASA	7,683	148,312
Telia Co. AB	29,787	141,349
Telstra Corp. Ltd.	43,135	86,585
TPG Telecom Ltd. (x)	3,744	16,982
United Internet AG (Registered)	1,336	58,444
Verizon Communications, Inc.	28,140	1,582,031

		17,965,662

Entertainment (0.6%)
Activision Blizzard, Inc.	5,226	243,375
DeNA Co. Ltd.	1,300	21,633
Electronic Arts, Inc.*	2,080	164,133
Konami Holdings Corp.	1,000	44,034
Netflix, Inc.*	2,986	799,233
Nexon Co. Ltd.	4,800	61,318
Nintendo Co. Ltd.	1,200	317,053
Take-Two Interactive Software, Inc.*	769	79,161
Toho Co. Ltd.	1,300	46,980
Twenty-First Century Fox, Inc., Class A	7,237	348,244
Twenty-First Century Fox, Inc., Class B	3,317	158,486
Ubisoft Entertainment SA*	853	68,432
Viacom, Inc., Class B	2,420	62,194
Vivendi SA	10,994	267,125
Walt Disney Co. (The)	10,192	1,117,553

		3,798,954

Interactive Media & Services (1.9%)
Alphabet, Inc., Class A*	5,357	5,597,851
Alphabet, Inc., Class C*	2,106	2,180,995
Auto Trader Group plc (m)	9,768	56,376
Baidu, Inc. (ADR)*	14,100	2,236,260
Facebook, Inc., Class A*	16,449	2,156,299
Kakaku.com, Inc.	1,400	24,621
LINE Corp. (x)*	800	27,347
REA Group Ltd.	570	29,699
TripAdvisor, Inc.*	674	36,356
Twitter, Inc.*	4,903	140,912
Yahoo Japan Corp.	29,100	73,105

		12,559,821

Media (2.2%)
Axel Springer SE	572	32,342
CBS Corp. (Non-Voting), Class B	2,309	100,949
Charter Communications, Inc., Class A*	1,207	343,959
Comcast Corp., Class A	172,398	5,870,152
CyberAgent, Inc.	1,100	42,953
Dentsu, Inc.	2,261	100,512
Discovery, Inc., Class A*	1,073	26,546
Discovery, Inc., Class C*	2,449	56,523
DISH Network Corp., Class A*	1,570	39,203
Eutelsat Communications SA	1,974	39,037
Hakuhodo DY Holdings, Inc.	2,300	32,637
Informa plc	12,866	103,169
Interpublic Group of Cos., Inc. (The)	2,605	53,741
ITV plc	38,534	61,153
JCDecaux SA	818	22,893
News Corp., Class A	3,117	35,378
News Corp., Class B	714	8,247
Omnicom Group, Inc.	1,540	112,790
Pearson plc	7,950	94,776
ProSiebenSat.1 Media SE	2,443	43,451
Publicis Groupe SA	2,239	128,141
RTL Group SA	397	21,249
Schibsted ASA, Class B	925	28,062
SES SA (FDR)	363,838	6,968,905
Singapore Press Holdings Ltd.	16,900	29,038
Telenet Group Holding NV	534	24,790
WPP plc	13,176	141,514

		14,562,110

Wireless Telecommunication Services (2.1%)
1&1 Drillisch AG	597	30,369
Bharti Airtel Ltd.	693,633	3,096,380
China Mobile Ltd.	424,500	4,090,999
KDDI Corp.	18,500	440,856
Millicom International Cellular SA (SDR)	740	46,957
NTT DOCOMO, Inc.	13,800	309,879
SoftBank Group Corp.	8,600	566,867
Tele2 AB, Class B	5,003	63,927
Vodafone Group plc	2,716,613	5,278,733

		13,924,967

Total Communication Services		62,811,514

Consumer Discretionary (6.4%)
Auto Components (0.5%)
Aisin Seiki Co. Ltd.	1,700	58,660
Aptiv plc	1,789	110,149
BorgWarner, Inc.	1,426	49,539

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Bridgestone Corp.	6,400	$245,621
Cie Generale des Etablissements Michelin SCA	16,947	1,675,537
Continental AG	1,135	156,946
Denso Corp.	4,600	204,148
Faurecia SA	854	32,052
Goodyear Tire & Rubber Co. (The)	1,626	33,187
Koito Manufacturing Co. Ltd.	1,000	51,013
Minth Group Ltd.	8,000	25,532
NGK Spark Plug Co. Ltd.	1,700	33,535
Nokian Renkaat OYJ	1,305	40,214
Pirelli & C SpA (m)*	4,361	28,045
Stanley Electric Co. Ltd.	1,300	36,254
Sumitomo Electric Industries Ltd.	7,900	104,290
Sumitomo Rubber Industries Ltd.	1,900	22,612
Toyoda Gosei Co. Ltd.	600	11,962
Toyota Industries Corp.	1,600	73,625
Valeo SA	2,507	72,695
Yokohama Rubber Co. Ltd. (The)	1,100	20,519

		3,086,135

Automobiles (0.8%)
Bayerische Motoren Werke AG	3,457	279,972
Bayerische Motoren Werke AG (Preference) (q)	593	42,204
Daimler AG (Registered)	9,496	499,268
Ferrari NV	1,275	126,829
Fiat Chrysler Automobiles NV*	11,175	162,471
Ford Motor Co.	26,750	204,638
General Motors Co.	8,987	300,615
Harley-Davidson, Inc.	1,107	37,771
Honda Motor Co. Ltd.	17,000	444,230
Isuzu Motors Ltd.	5,600	78,189
Mazda Motor Corp.	6,220	63,982
Mitsubishi Motors Corp.	7,300	40,303
Nissan Motor Co. Ltd.	24,200	195,048
Peugeot SA	5,989	127,310
Porsche Automobil Holding SE (Preference) (q)	1,600	94,722
Renault SA	2,007	124,940
Subaru Corp.	6,500	138,760
Suzuki Motor Corp.	3,500	177,102
Toyota Motor Corp.	23,898	1,388,014
Volkswagen AG	357	56,881
Volkswagen AG (Preference) (q)	1,938	308,401
Yamaha Motor Co. Ltd. (x)	2,800	54,495

		4,946,145

Distributors (0.0%)
Genuine Parts Co.	1,005	96,500
Jardine Cycle & Carriage Ltd.	1,155	29,815
LKQ Corp.*	2,160	51,257

		177,572

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	700	17,800
H&R Block, Inc.	1,384	35,112

		52,912

Hotels, Restaurants & Leisure (0.7%)
Accor SA	2,045	86,724
Aristocrat Leisure Ltd.	5,909	90,246
Carnival Corp.	2,749	135,526
Carnival plc	1,786	85,669
Chipotle Mexican Grill, Inc.*	167	72,109
Compass Group plc	16,538	347,210
Crown Resorts Ltd.	3,980	33,246
Darden Restaurants, Inc.	850	84,881
Domino’s Pizza Enterprises Ltd. (x)	577	16,519
Flight Centre Travel Group Ltd.	576	17,412
Galaxy Entertainment Group Ltd.	25,000	156,918
Genting Singapore Ltd.	67,442	48,279
GVC Holdings plc	5,963	51,252
Hilton Worldwide Holdings, Inc.	2,031	145,826
InterContinental Hotels Group plc	1,916	103,117
Marriott International, Inc., Class A	1,961	212,886
McDonald’s Corp.	5,283	938,102
McDonald’s Holdings Co. Japan Ltd. (x)	673	28,673
Melco Resorts & Entertainment Ltd. (ADR)	2,451	43,187
Merlin Entertainments plc (m)	8,066	32,644
MGM China Holdings Ltd.	11,200	18,852
MGM Resorts International	3,429	83,188
Norwegian Cruise Line Holdings Ltd.*	1,597	67,697
Oriental Land Co. Ltd.	2,100	213,215
Paddy Power Betfair plc	859	70,374
Royal Caribbean Cruises Ltd.	1,185	115,881
Sands China Ltd.	25,596	110,844
Shangri-La Asia Ltd.	11,000	16,207
SJM Holdings Ltd.	18,000	16,595
Sodexo SA	937	95,831
Starbucks Corp.	8,476	545,854
Tabcorp Holdings Ltd.	19,330	58,404
TUI AG	4,782	68,629
Whitbread plc	1,910	111,185
Wynn Macau Ltd.	16,800	36,151
Wynn Resorts Ltd.	666	65,874
Yum! Brands, Inc.	2,141	196,801

		4,622,008

Household Durables (0.9%)
Barratt Developments plc	10,212	60,278
Berkeley Group Holdings plc	1,243	55,133
Casio Computer Co. Ltd.	2,200	26,354
DR Horton, Inc.	2,302	79,787
Electrolux AB	2,639	55,913
Garmin Ltd.	823	52,112
Husqvarna AB, Class B	3,909	29,063
Iida Group Holdings Co. Ltd.	1,400	24,461
Leggett & Platt, Inc.	893	32,005
Lennar Corp., Class A	2,017	78,966
Mohawk Industries, Inc.*	432	50,527
Newell Brands, Inc.	2,960	55,026
Nikon Corp.	3,500	51,865
Panasonic Corp.	452,900	4,063,728
Persimmon plc	3,169	77,639
PulteGroup, Inc.	1,731	44,989
Rinnai Corp.	400	26,195
SEB SA	236	30,372

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sekisui Chemical Co. Ltd.	4,100	$60,665
Sekisui House Ltd.	6,700	98,234
Sharp Corp.	1,900	19,307
Sony Corp.	13,300	640,487
Taylor Wimpey plc	35,700	61,751
Techtronic Industries Co. Ltd.	14,000	73,793
Whirlpool Corp.	434	46,382

		5,895,032

Internet & Direct Marketing Retail (0.8%)
Amazon.com, Inc.*	2,812	4,223,539
Booking Holdings, Inc.*	317	546,007
Delivery Hero SE (m)*	1,003	37,250
eBay, Inc.*	6,197	173,950
Expedia Group, Inc.	818	92,148
Rakuten, Inc. (x)	9,400	62,503
Zalando SE (m)*	1,184	30,427
ZOZO, Inc.	2,100	37,905

		5,203,729

Leisure Products (0.5%)
Bandai Namco Holdings, Inc.	2,100	93,695
Hasbro, Inc.	791	64,269
Mattel, Inc. (x)*	276,608	2,763,314
Sankyo Co. Ltd.	400	15,147
Sega Sammy Holdings, Inc.	1,800	25,383
Shimano, Inc.	800	113,731
Yamaha Corp.	1,500	63,685

		3,139,224

Multiline Retail (0.2%)
Dollar General Corp.	1,808	195,409
Dollar Tree, Inc.*	1,629	147,131
Don Quijote Holdings Co. Ltd.	1,300	80,647
Harvey Norman Holdings Ltd. (x)	5,114	11,392
Isetan Mitsukoshi Holdings Ltd.	3,800	41,951
J Front Retailing Co. Ltd.	2,700	31,208
Kohl’s Corp.	1,112	73,770
Macy’s, Inc.	2,051	61,079
Marks & Spencer Group plc	16,308	51,399
Marui Group Co. Ltd.	1,800	34,808
Next plc	1,505	76,590
Nordstrom, Inc.	739	34,445
Ryohin Keikaku Co. Ltd.	300	73,011
Takashimaya Co. Ltd.	1,500	19,061
Target Corp.	3,553	234,818
Wesfarmers Ltd.	11,840	268,880

		1,435,599

Specialty Retail (1.2%)
ABC-Mart, Inc.	400	22,154
Advance Auto Parts, Inc.	12,279	1,933,451
AutoZone, Inc.*	180	150,901
Best Buy Co., Inc.	1,603	84,895
CarMax, Inc.*	1,177	73,833
Dufry AG (Registered) (x)	363	34,476
Fast Retailing Co. Ltd.	600	306,922
Foot Locker, Inc.	773	41,124
Gap, Inc. (The)	1,462	37,661
Hennes & Mauritz AB, Class B (x)	9,082	128,997
Hikari Tsushin, Inc.	200	31,462
Home Depot, Inc. (The)	7,733	1,328,684
Industria de Diseno Textil SA	11,391	290,392
Kingfisher plc (x)	743,198	1,966,204
L Brands, Inc.	1,563	40,122
Lowe’s Cos., Inc.	5,498	507,795
Nitori Holdings Co. Ltd.	800	99,373
O’Reilly Automotive, Inc.*	548	188,693
Ross Stores, Inc.	2,564	213,325
Shimamura Co. Ltd.	200	15,372
Tiffany & Co.	742	59,738
TJX Cos., Inc. (The)	8,473	379,082
Tractor Supply Co.	836	69,756
Ulta Beauty, Inc.*	387	94,753
USS Co. Ltd.	2,400	40,056
Yamada Denki Co. Ltd.	7,000	33,538

		8,172,759

Textiles, Apparel & Luxury Goods (0.8%)
adidas AG	1,966	410,837
Asics Corp.	1,700	21,547
Burberry Group plc	4,256	93,637
Cie Financiere Richemont SA (Registered)	5,451	350,322
EssilorLuxottica SA	3,036	381,799
Hanesbrands, Inc.	2,364	29,621
Hermes International	331	183,058
HUGO BOSS AG	669	41,260
Kering SA	791	370,199
LVMH Moet Hennessy Louis Vuitton SE (x)	2,901	852,447
Michael Kors Holdings Ltd.*	1,001	37,958
Moncler SpA	1,751	58,511
NIKE, Inc., Class B	8,716	646,204
Pandora A/S	1,187	48,283
Puma SE	90	44,083
PVH Corp.	519	48,241
Ralph Lauren Corp.	358	37,039
Swatch Group AG (The)	327	95,662
Swatch Group AG (The) (Registered)	626	36,286
Tapestry, Inc.	38,349	1,294,279
Under Armour, Inc., Class A (x)*	1,274	22,512
Under Armour, Inc., Class C*	1,259	20,358
VF Corp.	2,217	158,161
Yue Yuen Industrial Holdings Ltd.	8,000	25,529

		5,307,833

Total Consumer Discretionary		42,038,948

Consumer Staples (7.5%)
Beverages (1.5%)
Anheuser-Busch InBev SA/NV	7,957	526,613
Asahi Group Holdings Ltd.	3,800	148,426
Brown-Forman Corp., Class B	1,148	54,622
Carlsberg A/S, Class B	1,139	121,177
Coca-Cola Amatil Ltd.	5,201	30,000
Coca-Cola Bottlers Japan, Inc.	1,500	44,779
Coca-Cola Co. (The)	26,095	1,235,598
Coca-Cola European Partners plc	1,580	72,443
Coca-Cola HBC AG	2,082	64,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Constellation Brands, Inc., Class A	1,139	$183,174
Davide Campari-Milano SpA	5,734	48,531
Diageo plc	25,703	913,575
Heineken Holding NV	1,226	103,185
Heineken NV	2,677	235,944
Kirin Holdings Co. Ltd.	8,600	180,900
Molson Coors Brewing Co., Class B	1,297	72,840
Monster Beverage Corp.*	2,701	132,943
PepsiCo, Inc.	9,655	1,066,684
Pernod Ricard SA	2,217	364,026
Remy Cointreau SA	229	25,892
Suntory Beverage & Food Ltd.	83,900	3,786,874
Treasury Wine Estates Ltd.	7,734	80,612

		9,493,621

Food & Staples Retailing (2.5%)
Aeon Co. Ltd.	6,400	125,954
Carrefour SA	6,071	103,476
Casino Guichard Perrachon SA (x)	609	25,281
Coles Group Ltd.*	12,255	101,338
Colruyt SA	607	43,241
Costco Wholesale Corp.	2,996	610,315
Dairy Farm International Holdings Ltd.	3,700	33,416
FamilyMart UNY Holdings Co. Ltd.	600	75,802
ICA Gruppen AB	806	28,837
J Sainsbury plc	18,976	63,988
Jeronimo Martins SGPS SA	2,776	32,866
Koninklijke Ahold Delhaize NV	13,012	328,261
Kroger Co. (The)	137,564	3,783,010
Lawson, Inc.	500	31,748
METRO AG	1,817	27,938
Seven & i Holdings Co. Ltd.	77,300	3,365,826
Sundrug Co. Ltd.	800	23,796
Sysco Corp.	3,252	203,770
Tesco plc	101,878	246,865
Tsuruha Holdings, Inc.	400	34,312
Walgreens Boots Alliance, Inc.	88,074	6,018,096
Walmart, Inc.	9,753	908,492
Welcia Holdings Co. Ltd. (x)	500	22,709
Wm Morrison Supermarkets plc	23,567	63,876
Woolworths Group Ltd.	13,714	284,168

		16,587,381

Food Products (1.6%)
a2 Milk Co. Ltd.*	7,976	58,983
Ajinomoto Co., Inc.	5,000	88,703
Archer-Daniels-Midland Co.	3,839	157,284
Associated British Foods plc	3,660	95,189
Barry Callebaut AG (Registered)	23	35,767
Calbee, Inc.	700	21,876
Campbell Soup Co. (x)	1,319	43,514
Chocoladefabriken Lindt & Spruengli AG	10	62,120
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	74,529
Conagra Brands, Inc.	3,194	68,224
Danone SA	6,438	453,747
General Mills, Inc.	4,123	160,550
Golden Agri-Resources Ltd.	75,544	13,541
Hershey Co. (The)	960	102,893
Hormel Foods Corp. (x)	1,867	79,683
JM Smucker Co. (The)	766	71,613
Kellogg Co.	77,134	4,397,409
Kerry Group plc, Class A	1,657	163,688
Kikkoman Corp.	1,500	80,498
Kraft Heinz Co. (The)	4,235	182,274
Lamb Weston Holdings, Inc.	1,000	73,560
Marine Harvest ASA	4,539	95,551
McCormick & Co., Inc. (Non-Voting)	844	117,519
Meiji Holdings Co. Ltd.	1,238	100,879
Mondelez International, Inc., Class A	9,954	398,459
Nestle SA (Registered)	31,985	2,600,408
NH Foods Ltd.	1,000	37,592
Nisshin Seifun Group, Inc.	1,915	39,534
Nissin Foods Holdings Co. Ltd.	700	43,926
Orkla ASA	8,873	69,773
Toyo Suisan Kaisha Ltd.	800	27,918
Tyson Foods, Inc., Class A	2,017	107,708
WH Group Ltd. (m)	91,500	69,771
Wilmar International Ltd.	20,900	47,883
Yakult Honsha Co. Ltd.	1,200	84,135
Yamazaki Baking Co. Ltd.	1,400	29,327

		10,356,028

Household Products (0.6%)
Church & Dwight Co., Inc.	1,663	109,359
Clorox Co. (The)	878	135,335
Colgate-Palmolive Co.	5,914	352,001
Essity AB, Class B	6,393	157,103
Henkel AG & Co. KGaA	1,067	104,933
Henkel AG & Co. KGaA (Preference) (q)	1,860	203,111
Kimberly-Clark Corp.	2,368	269,810
Lion Corp.	2,500	51,567
Pigeon Corp.	1,200	51,815
Procter & Gamble Co. (The)	17,058	1,567,971
Reckitt Benckiser Group plc	7,013	535,555
Unicharm Corp.	4,200	135,690

		3,674,250

Personal Products (0.9%)
Beiersdorf AG	1,053	109,894
Coty, Inc., Class A	470,905	3,089,137
Estee Lauder Cos., Inc. (The), Class A	1,506	195,931
Kao Corp.	5,200	383,375
Kobayashi Pharmaceutical Co. Ltd.	500	34,243
Kose Corp.	300	47,578
L’Oreal SA	2,632	604,181
Pola Orbis Holdings, Inc.	1,100	29,468
Shiseido Co. Ltd.	3,900	242,326
Unilever NV (CVA)	16,115	875,608
Unilever plc	11,810	618,108

		6,229,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Tobacco (0.4%)
Altria Group, Inc.	12,833	$633,822
British American Tobacco plc	23,952	763,810
Imperial Brands plc	9,959	301,160
Japan Tobacco, Inc.	11,500	272,836
Philip Morris International, Inc.	10,643	710,527
Swedish Match AB	1,911	75,341

		2,757,496

Total Consumer Staples		49,098,625

Energy (7.4%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co.	3,462	74,433
Halliburton Co.	5,998	159,427
Helmerich & Payne, Inc.	747	35,811
John Wood Group plc	6,911	44,249
National Oilwell Varco, Inc.	2,590	66,563
Schlumberger Ltd.	9,481	342,074
TechnipFMC plc	2,939	57,546
Tenaris SA	5,111	54,786
WorleyParsons Ltd.	3,353	26,967

		861,856

Oil, Gas & Consumable Fuels (7.3%)
Aker BP ASA	1,178	29,831
Anadarko Petroleum Corp.	3,453	151,379
Apache Corp.	97,387	2,556,409
BP plc	1,577,633	9,953,958
Cabot Oil & Gas Corp.	2,952	65,977
Caltex Australia Ltd.	2,845	51,057
Chevron Corp.	13,082	1,423,191
Cimarex Energy Co.	654	40,319
Concho Resources, Inc.*	1,364	140,205
ConocoPhillips	7,882	491,443
Devon Energy Corp.	3,206	72,263
Diamondback Energy, Inc.	1,056	97,891
Enagas SA	2,354	63,564
Eni SpA	196,651	3,096,889
EOG Resources, Inc.	3,965	345,788
Equinor ASA	12,198	260,137
Exxon Mobil Corp.	85,087	5,802,082
Galp Energia SGPS SA	5,222	82,692
Hess Corp.	1,698	68,769
HollyFrontier Corp.	1,104	56,436
Husky Energy, Inc.	175,500	1,813,877
Idemitsu Kosan Co. Ltd.	1,400	46,143
Inpex Corp.	11,000	98,166
JXTG Holdings, Inc.	34,694	181,844
Kinder Morgan, Inc.	12,995	199,863
Koninklijke Vopak NV	739	33,477
Kunlun Energy Co. Ltd. (x)	2,182,000	2,297,841
Lundin Petroleum AB	1,998	49,953
Marathon Oil Corp.	5,782	82,914
Marathon Petroleum Corp.	4,730	279,117
Neste OYJ	1,282	98,984
Newfield Exploration Co.*	1,415	20,744
Noble Energy, Inc.	3,282	61,570
Occidental Petroleum Corp.	5,191	318,624
Oil Search Ltd.	14,847	74,870
OMV AG	1,618	70,767
ONEOK, Inc.	2,786	150,305
Origin Energy Ltd. (x)*	17,698	80,645
Phillips 66	2,909	250,610
Pioneer Natural Resources Co.	1,167	153,484
Repsol SA	14,082	226,373
Royal Dutch Shell plc, Class A	47,986	1,408,414
Royal Dutch Shell plc, Class B	278,600	8,290,236
Santos Ltd.	17,648	68,112
Showa Shell Sekiyu KK	2,000	28,008
Snam SpA	24,561	107,509
TOTAL SA	100,050	5,285,445
Valero Energy Corp.	2,920	218,912
Washington H Soul Pattinson & Co. Ltd.	1,125	19,623
Williams Cos., Inc. (The)	8,236	181,604
Woodside Petroleum Ltd.	9,825	217,000

		47,265,314

Total Energy		48,127,170

Financials (15.2%)
Banks (9.7%)
ABN AMRO Group NV (CVA) (m)	4,454	104,328
AIB Group plc	9,163	38,340
Aozora Bank Ltd.	1,100	32,619
Australia & New Zealand Banking Group Ltd.	30,008	517,073
Banco Bilbao Vizcaya Argentaria SA	69,629	367,294
Banco de Sabadell SA	60,035	68,308
Banco Santander SA	169,871	766,601
Bangkok Bank PCL	66,100	420,777
Bangkok Bank PCL (NVDR)	502,400	3,136,269
Bank Hapoalim BM	11,660	73,944
Bank Leumi Le-Israel BM	15,526	94,002
Bank of America Corp.	62,490	1,539,754
Bank of East Asia Ltd. (The)	13,800	43,678
Bank of Ireland Group plc (Aquis Stock Exchange)	51,800	288,642
Bank of Ireland Group plc (Turquoise Stock Exchange)	201,382	1,117,669
Bank of Kyoto Ltd. (The)	600	24,607
Bank of Queensland Ltd.	4,280	29,131
Bankia SA (x)	12,002	34,950
Bankinter SA	7,010	56,026
Barclays plc	178,688	342,763
BB&T Corp.	5,283	228,860
Bendigo & Adelaide Bank Ltd.	5,140	39,095
BNP Paribas SA	119,925	5,401,207
BOC Hong Kong Holdings Ltd.	37,500	138,506
CaixaBank SA	37,477	134,884
Chiba Bank Ltd. (The)	6,600	36,597
Citigroup, Inc.	129,010	6,716,261
Citizens Financial Group, Inc.	3,257	96,831
Comerica, Inc.	1,107	76,040
Commerzbank AG	10,368	68,675
Commonwealth Bank of Australia	18,377	937,920
Concordia Financial Group Ltd.	11,700	44,612
Credit Agricole SA	155,100	1,668,270
Danske Bank A/S	7,382	146,266
DBS Group Holdings Ltd.	18,800	324,817
DNB ASA	10,052	161,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Erste Group Bank AG*	3,105	$103,460
Fifth Third Bancorp	4,473	105,250
First Republic Bank	1,120	97,328
Fukuoka Financial Group, Inc.	1,400	28,231
Hana Financial Group, Inc.	62,754	2,036,413
Hang Seng Bank Ltd.	7,900	176,450
HSBC Holdings plc (Hong Kong Stock Exchange) (x)	580,728	4,786,063
HSBC Holdings plc (London Stock Exchange)	207,875	1,705,899
Huntington Bancshares, Inc.	7,268	86,635
ING Groep NV	455,064	4,876,843
Intesa Sanpaolo SpA	155,390	344,387
Japan Post Bank Co. Ltd.	4,200	46,113
JPMorgan Chase & Co.	80,068	7,816,238
KB Financial Group, Inc. (ADR)	51,795	2,174,354
KBC Group NV	2,646	171,215
KeyCorp	7,083	104,687
Lloyds Banking Group plc	742,799	490,823
M&T Bank Corp.	961	137,548
Mebuki Financial Group, Inc.	8,330	21,989
Mediobanca Banca di Credito Finanziario SpA	6,016	50,870
Mitsubishi UFJ Financial Group, Inc.	122,700	605,051
Mizrahi Tefahot Bank Ltd. (x)	1,580	26,741
Mizuho Financial Group, Inc.	251,924	392,641
National Australia Bank Ltd.	28,551	484,480
Nordea Bank Abp	31,719	267,520
Oversea-Chinese Banking Corp. Ltd.	32,886	270,115
People’s United Financial, Inc.	2,355	33,983
PNC Financial Services Group, Inc. (The)‡	3,142	367,331
Raiffeisen Bank International AG	1,683	42,865
Regions Financial Corp.	7,079	94,717
Resona Holdings, Inc.	21,451	102,611
Royal Bank of Scotland Group plc	49,716	136,698
Seven Bank Ltd.	6,500	18,539
Shinsei Bank Ltd.	1,500	17,754
Shizuoka Bank Ltd. (The)	4,900	38,139
Skandinaviska Enskilda Banken AB, Class A	16,995	165,434
Societe Generale SA	8,015	254,468
Standard Chartered plc	664,287	5,134,723
Sumitomo Mitsui Financial Group, Inc.	13,877	457,619
Sumitomo Mitsui Trust Holdings, Inc.	3,386	123,247
SunTrust Banks, Inc.	3,076	155,153
SVB Financial Group*	359	68,181
Svenska Handelsbanken AB, Class A	15,787	174,884
Swedbank AB, Class A	9,441	210,459
UniCredit SpA	20,960	237,769
United Overseas Bank Ltd.	14,207	254,643
US Bancorp	10,429	476,605
Wells Fargo & Co.	29,006	1,336,596
Westpac Banking Corp.	35,868	632,617
Yamaguchi Financial Group, Inc.	2,000	19,116
Zions Bancorp NA	1,300	52,962

		63,331,306

Capital Markets (1.6%)
3i Group plc	10,316	101,287
Affiliated Managers Group, Inc.	348	33,909
Ameriprise Financial, Inc.	943	98,421
Amundi SA (m)	680	35,751
ASX Ltd.	2,109	89,125
Bank of New York Mellon Corp. (The)	6,228	293,152
BGP Holdings plc (r)*	177,813	—
BlackRock, Inc.‡	835	328,005
Cboe Global Markets, Inc.	768	75,133
Charles Schwab Corp. (The)	8,234	341,958
CME Group, Inc.	2,450	460,894
Credit Suisse Group AG (Registered)*	26,691	294,139
Daiwa Securities Group, Inc.	17,100	87,191
Deutsche Bank AG (Registered)	20,503	163,617
Deutsche Boerse AG	2,015	242,318
E*TRADE Financial Corp.	1,741	76,395
Franklin Resources, Inc.	1,995	59,172
Goldman Sachs Group, Inc. (The)	2,399	400,753
Hargreaves Lansdown plc	2,895	68,211
Hong Kong Exchanges & Clearing Ltd.	12,373	355,067
Intercontinental Exchange, Inc.	3,924	295,595
Invesco Ltd.	2,816	47,140
Investec plc	6,869	38,325
Japan Exchange Group, Inc.	5,300	85,117
Julius Baer Group Ltd.	2,368	84,618
London Stock Exchange Group plc	3,248	167,613
Macquarie Group Ltd.	3,377	258,408
Moody’s Corp.	1,131	158,385
Morgan Stanley	8,951	354,907
MSCI, Inc.	603	88,900
Nasdaq, Inc.	786	64,114
Natixis SA	9,536	44,994
Nomura Holdings, Inc.	36,100	137,642
Northern Trust Corp.	1,521	127,140
Partners Group Holding AG	181	110,018
Raymond James Financial, Inc.	883	65,704
S&P Global, Inc.	1,727	293,486
SBI Holdings, Inc.	2,250	43,919
Schroders plc	1,355	42,023
Singapore Exchange Ltd.	7,800	40,758
St James’s Place plc	5,235	62,723
State Street Corp.	2,584	162,973
T. Rowe Price Group, Inc.	1,648	152,143
UBS Group AG (Registered)*	328,400	4,099,405

		10,630,548

Consumer Finance (0.8%)
Acom Co. Ltd.	4,400	14,478
AEON Financial Service Co. Ltd.	1,100	19,760
American Express Co.	4,789	456,488
Capital One Financial Corp.	56,989	4,307,799
Credit Saison Co. Ltd.	1,600	18,658
Discover Financial Services	2,295	135,359
Synchrony Financial	4,527	106,203

		5,058,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Diversified Financial Services (0.6%)
AMP Ltd.	29,903	$51,616
Berkshire Hathaway, Inc., Class B*	13,319	2,719,473
Challenger Ltd.	5,683	37,986
Eurazeo SE	434	30,640
EXOR NV	1,099	59,387
Groupe Bruxelles Lambert SA	857	74,430
Industrivarden AB, Class C	1,955	39,660
Investor AB, Class B	4,740	201,466
Jefferies Financial Group, Inc.	1,943	33,730
Kinnevik AB, Class B	2,555	61,820
L E Lundbergforetagen AB, Class B	705	20,839
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,500	16,771
ORIX Corp.	13,800	200,509
Pargesa Holding SA	364	26,295
Standard Life Aberdeen plc	23,891	78,172
Tokyo Century Corp.	500	21,754
Wendel SA	290	34,785

		3,709,333

Insurance (2.5%)
Admiral Group plc	2,069	53,784
Aegon NV	697,587	3,242,900
Aflac, Inc.	5,212	237,459
Ageas	1,887	84,774
AIA Group Ltd.	126,200	1,038,154
Allianz SE (Registered)	4,489	900,792
Allstate Corp. (The)	2,358	194,842
American International Group, Inc.	6,057	238,706
Aon plc	1,658	241,007
Arthur J Gallagher & Co.	1,257	92,641
Assicurazioni Generali SpA	12,258	205,119
Assurant, Inc.	357	31,930
Aviva plc	40,907	195,104
AXA SA‡	20,245	436,191
Baloise Holding AG (Registered)	518	71,498
Brighthouse Financial, Inc.*	803	24,475
China Life Insurance Co. Ltd., Class H	1,089,000	2,302,830
Chubb Ltd.	3,158	407,950
Cincinnati Financial Corp.	1,036	80,207
CNP Assurances	1,725	36,488
Dai-ichi Life Holdings, Inc.	11,100	171,998
Direct Line Insurance Group plc	14,808	59,977
Everest Re Group Ltd.	278	60,537
Gjensidige Forsikring ASA	1,810	28,191
Hannover Rueck SE	653	88,024
Hartford Financial Services Group, Inc. (The)	2,425	107,791
Insurance Australia Group Ltd.	23,898	117,819
Japan Post Holdings Co. Ltd.	16,700	192,007
Legal & General Group plc	62,237	182,621
Lincoln National Corp.	1,470	75,426
Loews Corp.	1,893	86,169
Mapfre SA	11,751	31,148
Marsh & McLennan Cos., Inc.	3,443	274,579
Medibank Pvt Ltd.	28,805	52,140
MetLife, Inc.	6,775	278,182
MS&AD Insurance Group Holdings, Inc.	5,011	142,239
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,562	340,877
NN Group NV	3,181	126,364
Poste Italiane SpA (m)	5,766	46,277
Principal Financial Group, Inc.	1,802	79,594
Progressive Corp. (The)	3,992	240,837
Prudential Financial, Inc.	2,841	231,684
Prudential plc	27,066	483,590
QBE Insurance Group Ltd.	13,773	97,975
RSA Insurance Group plc	11,081	72,300
Sampo OYJ, Class A	4,629	203,496
SCOR SE	1,649	74,267
Sompo Holdings, Inc.	3,585	121,010
Sony Financial Holdings, Inc.	1,900	35,267
Suncorp Group Ltd.	13,442	119,572
Swiss Life Holding AG (Registered)	363	140,110
Swiss Re AG	3,182	292,368
T&D Holdings, Inc.	5,900	68,065
Tokio Marine Holdings, Inc.	7,000	332,749
Torchmark Corp.	681	50,755
Travelers Cos., Inc. (The)	1,814	217,227
Tryg A/S	1,311	33,000
Unum Group	1,422	41,778
Willis Towers Watson plc	894	135,763
Zurich Insurance Group AG*	1,580	472,088

		16,122,712

Total Financials		98,852,644

Health Care (15.1%)
Biotechnology (2.6%)
AbbVie, Inc.	10,299	949,465
Alexion Pharmaceuticals, Inc.*	1,527	148,669
Amgen, Inc.	25,440	4,952,405
BeiGene Ltd. (ADR)*	341	47,828
Biogen, Inc.*	1,379	414,969
BioMarin Pharmaceutical, Inc.*	14,180	1,207,427
Celgene Corp.*	45,508	2,916,608
CSL Ltd.	4,724	616,936
Genmab A/S*	632	103,570
Gilead Sciences, Inc.	72,834	4,555,767
Grifols SA	3,173	82,880
Incyte Corp.*	1,224	77,834
Regeneron Pharmaceuticals, Inc.*	531	198,328
Shire plc	9,550	554,998
Vertex Pharmaceuticals, Inc.*	1,755	290,821

		17,118,505

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	12,025	869,768
ABIOMED, Inc.*	306	99,462
Align Technology, Inc.*	503	105,343
Asahi Intecc Co. Ltd.	1,000	42,565
Baxter International, Inc.	3,406	224,183
Becton Dickinson and Co.	1,832	412,786
BioMerieux	466	30,718
Boston Scientific Corp.*	9,490	335,377
Cochlear Ltd.	615	74,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Coloplast A/S, Class B	1,279	$118,811
ConvaTec Group plc (m)	13,945	24,632
Cooper Cos., Inc. (The)	336	85,512
Danaher Corp.	4,215	434,651
Dentsply Sirona, Inc.	1,524	56,708
Edwards Lifesciences Corp.*	1,429	218,880
Fisher & Paykel Healthcare Corp. Ltd.	5,649	48,981
Getinge AB, Class B (x)	82,628	749,426
Hologic, Inc.*	1,844	75,788
Hoya Corp.	3,900	238,377
IDEXX Laboratories, Inc.*	589	109,566
Intuitive Surgical, Inc.*	782	374,515
Koninklijke Philips NV	9,925	349,787
Medtronic plc	9,182	835,195
Olympus Corp.	2,900	88,677
ResMed, Inc.	958	109,087
Sartorius AG (Preference) (q)	388	48,452
Siemens Healthineers AG (m)*	1,486	62,218
Smith & Nephew plc	8,972	166,865
Sonova Holding AG (Registered)	596	97,179
Straumann Holding AG (Registered)	113	71,474
Stryker Corp.	2,126	333,251
Sysmex Corp.	1,800	86,845
Terumo Corp.	3,100	174,156
Varian Medical Systems, Inc.*	624	70,705
William Demant Holding A/S*	1,129	32,005
Zimmer Biomet Holdings, Inc.	1,397	144,897

		7,401,572

Health Care Providers & Services (1.2%)
Alfresa Holdings Corp.	1,900	49,155
AmerisourceBergen Corp.	1,092	81,245
Anthem, Inc.	1,770	464,855
Cardinal Health, Inc.	58,410	2,605,086
Centene Corp.*	1,390	160,267
Cigna Corp.	2,612	496,071
CVS Health Corp.	8,832	578,673
DaVita, Inc.*	864	44,461
Fresenius Medical Care AG & Co. KGaA	2,234	145,112
Fresenius SE & Co. KGaA	4,348	210,172
HCA Healthcare, Inc.	1,838	228,739
Henry Schein, Inc.*	1,041	81,739
Humana, Inc.	939	269,005
Laboratory Corp. of America Holdings*	685	86,557
McKesson Corp.	1,338	147,809
Medipal Holdings Corp.	1,800	38,937
NMC Health plc	1,134	39,641
Quest Diagnostics, Inc.	920	76,608
Ramsay Health Care Ltd. (x)	1,448	58,875
Ryman Healthcare Ltd.	4,162	29,908
Sonic Healthcare Ltd.	4,083	63,582
Suzuken Co. Ltd.	660	33,874
UnitedHealth Group, Inc.	6,580	1,639,210
Universal Health Services, Inc., Class B	588	68,537
WellCare Health Plans, Inc.*	342	80,743

		7,778,861

Health Care Technology (0.0%)
Cerner Corp.*	2,241	117,518
M3, Inc.	4,300	58,268

		175,786

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	2,182	147,198
Eurofins Scientific SE (x)	122	45,306
Illumina, Inc.*	1,010	302,929
IQVIA Holdings, Inc.*	1,092	126,858
Lonza Group AG (Registered)*	768	199,662
Mettler-Toledo International, Inc.*	169	95,583
PerkinElmer, Inc.	762	59,855
QIAGEN NV*	2,329	79,415
Sartorius Stedim Biotech	289	28,836
Thermo Fisher Scientific, Inc.	2,756	616,765
Waters Corp.*	526	99,230

		1,801,637

Pharmaceuticals (9.9%)
Allergan plc	45,886	6,133,123
Astellas Pharma, Inc.	19,600	249,432
AstraZeneca plc	13,228	989,262
Bayer AG (Registered)	82,017	5,687,155
Bristol-Myers Squibb Co.	11,160	580,097
Chugai Pharmaceutical Co. Ltd.	2,400	138,642
Daiichi Sankyo Co. Ltd.	6,000	192,883
Eisai Co. Ltd.	2,600	202,447
Eli Lilly & Co.	33,715	3,901,500
GlaxoSmithKline plc	51,795	983,051
H Lundbeck A/S	649	28,460
Hisamitsu Pharmaceutical Co., Inc.	500	27,286
Ipsen SA	396	51,074
Johnson & Johnson	18,270	2,357,743
Kyowa Hakko Kirin Co. Ltd.	2,600	48,857
Merck & Co., Inc.	17,804	1,360,404
Merck KGaA	41,014	4,231,771
Mitsubishi Tanabe Pharma Corp.	2,600	37,354
Mylan NV*	3,491	95,653
Nektar Therapeutics*	1,194	39,247
Novartis AG (Registered)	69,664	5,966,609
Novo Nordisk A/S, Class B	18,973	872,145
Ono Pharmaceutical Co. Ltd.	4,100	82,976
Orion OYJ, Class B	1,229	42,693
Otsuka Holdings Co. Ltd.	4,000	163,233
Perrigo Co. plc	841	32,589
Pfizer, Inc.	139,617	6,094,282
Recordati SpA	1,060	36,793
Roche Holding AG	30,991	7,663,276
Sanofi	79,308	6,853,723
Santen Pharmaceutical Co. Ltd.	3,900	55,813
Shionogi & Co. Ltd.	2,900	164,441
Sumitomo Dainippon Pharma Co. Ltd.	1,500	48,310
Taisho Pharmaceutical Holdings Co. Ltd.	400	39,768
Takeda Pharmaceutical Co. Ltd. (x)	152,090	5,160,526
Teva Pharmaceutical Industries Ltd. (ADR)	216,337	3,335,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
UCB SA	1,312	$106,964
Vifor Pharma AG	466	50,579
Zoetis, Inc.	3,279	280,486

		64,386,563

Total Health Care		98,662,924

Industrials (9.2%)
Aerospace & Defense (1.2%)
Airbus SE	6,080	581,497
Arconic, Inc.	2,983	50,293
BAE Systems plc	33,353	194,666
Boeing Co. (The)	3,616	1,166,160
Dassault Aviation SA	28	38,772
Elbit Systems Ltd.	227	26,086
General Dynamics Corp.	1,897	298,227
Harris Corp.	805	108,393
Huntington Ingalls Industries, Inc.	289	55,000
L3 Technologies, Inc.	539	93,603
Leonardo SpA	3,972	34,962
Lockheed Martin Corp.	1,694	443,557
Meggitt plc	8,013	47,935
MTU Aero Engines AG	544	98,808
Northrop Grumman Corp.	1,189	291,186
Raytheon Co.	1,948	298,726
Rolls-Royce Holdings plc	231,527	2,436,482
Rolls-Royce Holdings plc (Preference) (q)(r)*	10,650,242	13,575
Safran SA	3,484	418,568
Singapore Technologies Engineering Ltd.	15,500	39,529
Textron, Inc.	1,662	76,435
Thales SA	1,103	128,308
TransDigm Group, Inc.*	330	112,220
United Technologies Corp.	5,557	591,709

		7,644,697

Air Freight & Logistics (0.8%)
Bollore SA	8,577	34,266
CH Robinson Worldwide, Inc.	927	77,951
Deutsche Post AG (Registered)	10,310	282,380
Expeditors International of Washington, Inc.	1,171	79,733
FedEx Corp.	1,646	265,549
Royal Mail plc	9,547	33,144
SG Holdings Co. Ltd.	1,000	26,227
United Parcel Service, Inc., Class B	44,870	4,376,171
Yamato Holdings Co. Ltd.	3,100	84,479

		5,259,900

Airlines (0.1%)
Alaska Air Group, Inc.	832	50,627
American Airlines Group, Inc.	2,770	88,945
ANA Holdings, Inc.	1,200	43,257
Delta Air Lines, Inc.	4,284	213,772
Deutsche Lufthansa AG (Registered)	2,465	55,591
easyJet plc	1,766	24,792
International Consolidated Airlines Group SA	6,593	52,322
Japan Airlines Co. Ltd.	1,130	40,024
Singapore Airlines Ltd.	6,000	41,310
Southwest Airlines Co.	3,465	161,053
United Continental Holdings, Inc.*	1,567	131,205

		902,898

Building Products (0.6%)
AGC, Inc.	2,000	62,059
Allegion plc	631	50,297
AO Smith Corp.	1,007	42,999
Assa Abloy AB, Class B	10,466	187,125
Cie de Saint-Gobain	76,262	2,538,407
Daikin Industries Ltd.	2,600	273,601
Fortune Brands Home & Security, Inc.	961	36,508
Geberit AG (Registered)	385	149,995
Johnson Controls International plc	6,275	186,054
Kingspan Group plc (x)	1,599	68,486
LIXIL Group Corp.	3,100	38,703
Masco Corp.	2,038	59,591
TOTO Ltd.	1,500	51,562

		3,745,387

Commercial Services & Supplies (0.2%)
Babcock International Group plc (x)	2,581	16,098
Brambles Ltd.	16,298	116,511
Cintas Corp.	585	98,274
Copart, Inc.*	1,406	67,179
Dai Nippon Printing Co. Ltd.	2,600	54,098
Edenred	2,493	91,386
G4S plc	16,594	41,529
ISS A/S	1,819	50,774
Park24 Co. Ltd.	1,300	28,736
Republic Services, Inc.	1,489	107,342
Rollins, Inc.	1,002	36,172
Secom Co. Ltd.	2,200	181,639
Securitas AB, Class B	3,219	51,754
Societe BIC SA	250	25,469
Sohgo Security Services Co. Ltd.	800	37,665
Toppan Printing Co. Ltd.	2,500	36,587
Waste Management, Inc.	2,692	239,561

		1,280,774

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	2,582	99,261
Bouygues SA	2,387	85,355
CIMIC Group Ltd.	913	27,913
Eiffage SA	785	65,674
Ferrovial SA	5,025	101,347
Fluor Corp.	914	29,431
HOCHTIEF AG	191	25,743
Jacobs Engineering Group, Inc.	812	47,469
JGC Corp.	2,200	30,711
Kajima Corp.	5,000	67,024
Obayashi Corp.	6,800	61,059
Quanta Services, Inc.	1,020	30,702
Shimizu Corp.	6,000	49,310
Skanska AB, Class B	3,665	58,518
Taisei Corp.	2,200	93,533
Vinci SA	5,298	435,378

		1,308,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Electrical Equipment (1.1%)
ABB Ltd. (Registered)	19,245	$366,917
AMETEK, Inc.	1,565	105,950
Eaton Corp. plc	2,964	203,508
Emerson Electric Co.	4,270	255,133
Fuji Electric Co. Ltd.	1,200	34,991
Legrand SA	2,756	155,118
Melrose Industries plc (x)	50,238	104,030
Mitsubishi Electric Corp.	19,100	209,392
Nidec Corp.	2,300	263,591
OSRAM Licht AG	1,119	48,583
Prysmian SpA	2,471	47,912
Rockwell Automation, Inc.	823	123,845
Schneider Electric SE	5,743	390,851
Siemens Gamesa Renewable Energy SA (x)*	2,250	27,262
Vestas Wind Systems A/S	61,178	4,645,189

		6,982,272

Industrial Conglomerates (2.1%)
3M Co.	3,987	759,683
CK Hutchison Holdings Ltd.	513,424	4,906,430
DCC plc	951	72,293
General Electric Co.	59,553	450,816
Honeywell International, Inc.	5,060	668,527
Jardine Matheson Holdings Ltd.	2,400	169,152
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	2,100	76,629
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	300	10,960
Keihan Holdings Co. Ltd.	899	36,569
Keppel Corp. Ltd.	16,000	69,515
NWS Holdings Ltd.	15,730	32,282
Roper Technologies, Inc.	713	190,029
Seibu Holdings, Inc.	2,200	38,161
Sembcorp Industries Ltd.	9,800	18,301
Siemens AG (Registered)	54,063	6,029,608
Smiths Group plc	4,180	72,371
Toshiba Corp.	6,700	190,194

		13,791,520

Machinery (0.8%)
Alfa Laval AB	3,147	67,183
Alstom SA*	1,648	66,378
Amada Holdings Co. Ltd.	3,400	30,325
ANDRITZ AG (x)	706	32,476
Atlas Copco AB, Class A*	6,878	164,319
Atlas Copco AB, Class B*	4,172	91,472
Caterpillar, Inc.	4,050	514,633
CNH Industrial NV	10,756	96,766
Cummins, Inc.	1,013	135,377
Daifuku Co. Ltd.	1,100	49,586
Deere & Co.	2,196	327,577
Dover Corp.	1,002	71,092
Epiroc AB, Class A*	7,174	68,131
Epiroc AB, Class B*	4,172	37,345
FANUC Corp.	2,000	300,675
Flowserve Corp.	896	34,066
Fortive Corp.	2,012	136,132
GEA Group AG	1,777	45,824
Hino Motors Ltd.	2,800	26,294
Hitachi Construction Machinery Co. Ltd.	1,100	25,478
Hoshizaki Corp.	600	36,754
IHI Corp.	1,600	43,918
Illinois Tool Works, Inc.	2,101	266,176
Ingersoll-Rand plc	1,679	153,175
JTEKT Corp.	2,200	24,346
Kawasaki Heavy Industries Ltd.	1,600	34,024
KION Group AG	705	35,782
Komatsu Ltd.	9,600	204,496
Kone OYJ, Class B	3,589	170,970
Kubota Corp.	10,300	145,032
Kurita Water Industries Ltd.	1,100	26,425
Makita Corp.	2,400	84,988
Metso OYJ	1,041	27,457
Minebea Mitsumi, Inc.	3,800	54,568
MISUMI Group, Inc.	3,100	64,697
Mitsubishi Heavy Industries Ltd.	3,100	111,352
Nabtesco Corp.	1,300	27,971
NGK Insulators Ltd.	2,500	33,701
NSK Ltd.	3,700	31,719
PACCAR, Inc.	2,381	136,050
Parker-Hannifin Corp.	898	133,928
Pentair plc	1,084	40,954
Sandvik AB	11,785	168,625
Schindler Holding AG	422	83,840
Schindler Holding AG (Registered)	225	43,757
SKF AB, Class B	3,805	57,940
SMC Corp.	600	179,220
Snap-on, Inc.	381	55,355
Stanley Black & Decker, Inc.	1,042	124,769
Sumitomo Heavy Industries Ltd.	1,200	35,377
THK Co. Ltd.	1,300	24,158
Volvo AB, Class B	16,103	211,734
Wartsila OYJ Abp	4,408	69,955
Weir Group plc (The)	2,627	43,193
Xylem, Inc.	1,230	82,066
Yangzijiang Shipbuilding Holdings Ltd.	23,335	21,215

		5,410,816

Marine (0.6%)
AP Moller – Maersk A/S, Class A	38	44,852
AP Moller – Maersk A/S, Class B	2,706	3,415,037
Kuehne + Nagel International AG (Registered)	554	71,418
Mitsui OSK Lines Ltd.	1,199	26,051
Nippon Yusen KK	1,700	26,341

		3,583,699

Professional Services (0.3%)
Adecco Group AG (Registered)	1,650	77,271
Bureau Veritas SA	2,816	57,195
Equifax, Inc.	811	75,528
Experian plc	9,556	232,256
IHS Markit Ltd.*	2,456	117,814
Intertek Group plc	1,644	100,087
Nielsen Holdings plc	2,453	57,229
Persol Holdings Co. Ltd.	2,000	29,372
Randstad NV	1,299	59,412
Recruit Holdings Co. Ltd.	11,500	275,319

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
RELX plc (London Stock Exchange)	10,150	$208,470
RELX plc (Turquoise Stock Exchange)	10,495	216,054
Robert Half International, Inc.	832	47,590
SEEK Ltd.	3,220	38,372
SGS SA (Registered)	56	126,168
Teleperformance	607	97,166
Verisk Analytics, Inc.*	1,122	122,343
Wolters Kluwer NV	3,029	178,872

		2,116,518

Road & Rail (0.5%)
Aurizon Holdings Ltd.	21,415	64,555
Central Japan Railway Co.	1,500	318,732
ComfortDelGro Corp. Ltd.	21,000	32,978
CSX Corp.	5,492	341,218
DSV A/S	1,963	129,440
East Japan Railway Co.	3,197	284,161
Hankyu Hanshin Holdings, Inc.	2,400	80,376
JB Hunt Transport Services, Inc.	600	55,824
Kansas City Southern	682	65,097
Keikyu Corp.	2,499	41,170
Keio Corp.	1,100	64,379
Keisei Electric Railway Co. Ltd.	1,200	37,357
Kintetsu Group Holdings Co. Ltd.	1,700	73,566
Kyushu Railway Co.	1,600	53,903
MTR Corp. Ltd.	16,500	86,839
Nagoya Railroad Co. Ltd.	2,000	53,044
Nippon Express Co. Ltd.	800	44,444
Norfolk Southern Corp.	1,865	278,892
Odakyu Electric Railway Co. Ltd.	3,100	67,939
Tobu Railway Co. Ltd.	1,900	50,963
Tokyu Corp.	5,400	87,762
Union Pacific Corp.	5,036	696,126
West Japan Railway Co.	1,700	120,062

		3,128,827

Trading Companies & Distributors (0.6%)
AerCap Holdings NV*	1,349	53,420
Ashtead Group plc	5,138	106,451
Brenntag AG	1,636	70,608
Bunzl plc	3,602	108,380
Fastenal Co.	1,950	101,965
Ferguson plc	2,421	155,055
ITOCHU Corp.	14,800	249,616
Marubeni Corp.	16,000	111,341
Mitsubishi Corp.	14,100	384,830
Mitsui & Co. Ltd.	17,200	266,569
MonotaRO Co. Ltd.	1,300	31,702
Rexel SA	3,366	35,891
Sumitomo Corp.	11,800	166,463
Toyota Tsusho Corp.	2,200	64,704
Travis Perkins plc (x)	135,271	1,835,458
United Rentals, Inc.*	563	57,724
WW Grainger, Inc.	310	87,532

		3,887,709

Transportation Infrastructure (0.1%)
Aena SME SA (m)	694	107,603
Aeroports de Paris	310	58,614
Atlantia SpA	5,072	105,031
Auckland International Airport Ltd.	9,980	47,905
Fraport AG Frankfurt Airport Services Worldwide	426	30,450
Getlink SE	5,097	68,402
Japan Airport Terminal Co. Ltd.	600	20,720
Kamigumi Co. Ltd.	1,100	22,445
SATS Ltd.	7,400	25,359
Sydney Airport	11,619	55,075
Transurban Group	27,294	224,076

		765,680

Total Industrials		59,809,125

Information Technology (9.4%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	352	74,166
Cisco Systems, Inc.	30,782	1,333,784
CommScope Holding Co., Inc.*	126,400	2,071,696
F5 Networks, Inc.*	415	67,242
Juniper Networks, Inc.	2,371	63,804
Motorola Solutions, Inc.	1,120	128,845
Nokia OYJ	58,807	339,782
Telefonaktiebolaget LM Ericsson, Class B	31,786	280,162

		4,359,481

Electronic Equipment, Instruments & Components (1.2%)
Alps Alpine Co. Ltd.	1,800	34,764
Amphenol Corp., Class A	2,050	166,091
Corning, Inc.	5,490	165,853
FLIR Systems, Inc.	953	41,494
Hamamatsu Photonics KK	1,300	43,986
Hexagon AB, Class B	2,819	130,117
Hirose Electric Co. Ltd.	330	32,660
Hitachi High-Technologies Corp.	600	18,715
Hitachi Ltd.	10,280	273,261
Ingenico Group SA	622	35,180
IPG Photonics Corp.*	246	27,869
Keyence Corp.	980	493,901
Keysight Technologies, Inc.*	1,277	79,276
Knowles Corp.*	199,090	2,649,888
Kyocera Corp.	3,400	169,079
Murata Manufacturing Co. Ltd.	1,900	261,796
Nippon Electric Glass Co. Ltd.	800	19,452
Omron Corp.	82,000	2,955,534
Shimadzu Corp.	2,400	46,963
TDK Corp.	1,400	99,618
TE Connectivity Ltd.	2,349	177,655
Venture Corp. Ltd.	3,000	30,402
Yaskawa Electric Corp.	2,600	62,964
Yokogawa Electric Corp.	2,400	41,166

		8,057,684

IT Services (1.3%)
Accenture plc, Class A	4,359	614,663
Akamai Technologies, Inc.*	1,155	70,547
Alliance Data Systems Corp.	316	47,425
Amadeus IT Group SA	4,582	319,041
Atos SE	990	80,550
Automatic Data Processing, Inc.	2,986	391,524
Broadridge Financial Solutions, Inc.	786	75,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Capgemini SE	1,675	$165,364
Cognizant Technology Solutions Corp., Class A	3,970	252,016
Computershare Ltd.	4,873	58,997
DXC Technology Co.	1,928	102,512
Fidelity National Information Services, Inc.	2,240	229,712
Fiserv, Inc.*	2,766	203,273
FleetCor Technologies, Inc.*	607	112,732
Fujitsu Ltd.	2,100	131,651
Gartner, Inc.*	622	79,516
Global Payments, Inc.	1,077	111,071
International Business Machines Corp.	6,216	706,573
Jack Henry & Associates, Inc.	525	66,423
Mastercard, Inc., Class A	6,214	1,172,271
Nomura Research Institute Ltd.	1,215	44,663
NTT Data Corp.	6,600	72,108
Obic Co. Ltd.	700	53,572
Otsuka Corp.	1,000	27,378
Paychex, Inc.	2,170	141,376
PayPal Holdings, Inc.*	8,061	677,849
Total System Services, Inc.	1,149	93,402
VeriSign, Inc.*	731	108,400
Visa, Inc., Class A	12,031	1,587,370
Western Union Co. (The)	2,946	50,259
Wirecard AG	1,217	185,267
Wix.com Ltd.*	454	41,014

		8,074,172

Semiconductors & Semiconductor Equipment (1.5%)
Advanced Micro Devices, Inc.*	6,021	111,148
Analog Devices, Inc.	2,516	215,948
Applied Materials, Inc.	6,694	219,162
ASM Pacific Technology Ltd.	3,400	32,580
ASML Holding NV	4,280	667,795
Broadcom, Inc.	2,831	719,867
Disco Corp.	300	34,625
Infineon Technologies AG	11,745	233,710
Intel Corp.	31,248	1,466,469
KLA-Tencor Corp.	1,057	94,591
Lam Research Corp.	1,073	146,110
Maxim Integrated Products, Inc.	1,896	96,412
Microchip Technology, Inc. (x)	1,619	116,438
Micron Technology, Inc.*	7,669	243,337
NVIDIA Corp.	4,176	557,496
NXP Semiconductors NV	3,136	229,806
Qorvo, Inc.*	837	50,831
QUALCOMM, Inc.	8,277	471,044
Renesas Electronics Corp.*	9,200	42,197
Rohm Co. Ltd.	1,000	63,178
Skyworks Solutions, Inc.	1,234	82,703
STMicroelectronics NV	7,251	103,476
SUMCO Corp.	2,600	29,317
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	68,345	2,522,614
Texas Instruments, Inc.	6,591	622,850
Tokyo Electron Ltd.	1,600	183,567
Xilinx, Inc.	1,719	146,407

		9,503,678

Software (2.8%)
Adobe, Inc.*	3,340	755,642
ANSYS, Inc.*	571	81,619
Autodesk, Inc.*	1,499	192,786
Cadence Design Systems, Inc.*	1,970	85,656
Check Point Software Technologies Ltd.*	1,305	133,958
Citrix Systems, Inc.	877	89,857
Dassault Systemes SE	1,353	159,745
Fortinet, Inc.*	979	68,951
Intuit, Inc.	1,777	349,803
Micro Focus International plc	4,487	78,424
Microsoft Corp.	52,917	5,374,780
Nice Ltd.*	690	74,722
Oracle Corp.	191,253	8,635,073
Oracle Corp. Japan	400	25,308
Red Hat, Inc.*	1,205	211,646
Sage Group plc (The)	11,212	85,841
salesforce.com, Inc.*	5,238	717,449
SAP SE	10,263	1,022,294
Symantec Corp.	4,337	81,948
Synopsys, Inc.*	1,005	84,661
Temenos Group AG (Registered)	657	79,176
Trend Micro, Inc.	1,300	70,357

		18,459,696

Technology Hardware, Storage & Peripherals (1.9%)
Apple, Inc.	30,865	4,868,645
Brother Industries Ltd.	2,300	33,760
Canon, Inc. (x)	10,400	286,566
FUJIFILM Holdings Corp.	4,000	154,355
Hewlett Packard Enterprise Co.	9,743	128,705
HP, Inc.	10,777	220,498
Konica Minolta, Inc.	5,200	46,672
NEC Corp.	2,700	80,832
NetApp, Inc.	1,725	102,931
Ricoh Co. Ltd.	7,100	69,440
Samsung Electronics Co. Ltd. (GDR) (m)	7,313	6,326,612
Seagate Technology plc	1,780	68,690
Seiko Epson Corp.	2,700	37,885
Western Digital Corp.	1,939	71,685
Xerox Corp.	1,540	30,430

		12,527,706

Total Information Technology		60,982,417

Materials (4.5%)
Chemicals (2.4%)
Air Liquide SA	4,472	553,658
Air Products & Chemicals, Inc.	1,503	240,555
Air Water, Inc.	1,600	24,039
Akzo Nobel NV	36,397	2,925,685
Albemarle Corp.	727	56,030
Arkema SA	674	57,517
Asahi Kasei Corp.	12,900	131,620
BASF SE	9,591	663,703
Celanese Corp.	915	82,323
CF Industries Holdings, Inc.	1,580	68,746
Chr Hansen Holding A/S	1,057	93,612
Clariant AG (Registered)	2,171	40,057
Covestro AG (m)	1,970	97,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Croda International plc	1,320	$78,408
Daicel Corp.	2,600	26,718
DowDuPont, Inc.	15,723	840,866
Eastman Chemical Co.	959	70,112
Ecolab, Inc.	1,740	256,389
EMS-Chemie Holding AG (Registered)	88	41,903
Evonik Industries AG	1,669	41,685
FMC Corp.	909	67,230
FUCHS PETROLUB SE (Preference) (q)	618	25,476
Givaudan SA (Registered)	96	222,664
Hitachi Chemical Co. Ltd.	1,000	14,935
Incitec Pivot Ltd.	17,447	40,305
International Flavors & Fragrances, Inc.	689	92,512
Israel Chemicals Ltd.	6,622	37,653
Johnson Matthey plc	2,065	73,677
JSR Corp.	2,000	29,886
Kaneka Corp.	600	21,442
Kansai Paint Co. Ltd.	1,800	34,546
Koninklijke DSM NV	1,924	156,549
Kuraray Co. Ltd.	3,500	49,103
LANXESS AG	948	43,665
Linde plc	3,773	588,739
LyondellBasell Industries NV, Class A	24,634	2,048,563
Mitsubishi Chemical Holdings Corp.	13,100	98,553
Mitsubishi Gas Chemical Co., Inc.	1,600	23,903
Mitsui Chemicals, Inc.	2,000	44,873
Mosaic Co. (The)	2,440	71,272
Nippon Paint Holdings Co. Ltd. (x)	1,500	50,862
Nissan Chemical Corp.	1,400	72,878
Nitto Denko Corp.	1,700	84,878
Novozymes A/S, Class B	41,739	1,865,673
Orica Ltd.	3,883	47,175
PPG Industries, Inc.	1,642	167,862
Sherwin-Williams Co. (The)	558	219,551
Shin-Etsu Chemical Co. Ltd.	3,800	292,755
Showa Denko KK (x)	1,500	43,998
Sika AG (Registered)	1,380	175,389
Solvay SA	760	75,692
Sumitomo Chemical Co. Ltd.	16,000	78,246
Symrise AG	1,272	93,999
Taiyo Nippon Sanso Corp.	1,300	21,404
Teijin Ltd.	2,000	31,840
Toray Industries, Inc.	14,300	99,912
Tosoh Corp.	2,800	36,229
Umicore SA	2,226	88,535
Yara International ASA	42,470	1,630,155

		15,353,665

Construction Materials (0.7%)
Boral Ltd.	12,310	42,829
CRH plc	71,522	1,885,354
Fletcher Building Ltd.	9,176	30,043
HeidelbergCement AG	1,566	95,774
Imerys SA	389	18,611
James Hardie Industries plc (CHDI)	4,792	51,031
LafargeHolcim Ltd. (Registered)*	5,070	209,504
Martin Marietta Materials, Inc.	446	76,654
Taiheiyo Cement Corp.	59,300	1,825,113
Vulcan Materials Co.	895	88,426

		4,323,339

Containers & Packaging (0.1%)
Amcor Ltd.	11,921	111,251
Avery Dennison Corp.	591	53,089
Ball Corp.	2,320	106,674
International Paper Co.	2,805	113,210
Packaging Corp. of America	638	53,247
Sealed Air Corp.	1,108	38,603
Smurfit Kappa Group plc	2,457	65,249
Toyo Seikan Group Holdings Ltd.	1,600	36,499
Westrock Co.	1,704	64,343

		642,165

Metals & Mining (1.3%)
Alumina Ltd.	24,216	38,876
Anglo American plc	11,002	243,211
Antofagasta plc	3,898	38,631
ArcelorMittal	6,931	143,008
BHP Group Ltd. (x)	30,760	742,131
BHP Group plc	22,055	461,084
BlueScope Steel Ltd.	6,026	46,512
Boliden AB*	2,969	64,575
Fortescue Metals Group Ltd.	16,796	49,222
Freeport-McMoRan, Inc.	9,868	101,739
Fresnillo plc	2,527	27,619
Glencore plc	119,153	439,479
Hitachi Metals Ltd.	2,300	23,885
JFE Holdings, Inc.	5,000	79,554
Kobe Steel Ltd.	3,000	20,778
Maruichi Steel Tube Ltd.	600	18,884
Mitsubishi Materials Corp. (x)	1,200	31,460
Newcrest Mining Ltd.	8,137	125,361
Newmont Mining Corp.	3,612	125,156
Nippon Steel & Sumitomo Metal Corp.	8,005	136,884
Norsk Hydro ASA	14,585	66,013
Nucor Corp.	2,159	111,858
Rio Tinto Ltd.	3,876	214,379
Rio Tinto plc	12,254	584,282
South32 Ltd.	52,917	124,847
Sumitomo Metal Mining Co. Ltd.	58,699	1,561,215
thyssenkrupp AG	4,502	77,270
voestalpine AG	1,199	35,859
Wheaton Precious Metals Corp.	151,048	2,948,600

		8,682,372

Paper & Forest Products (0.0%)
Mondi plc	3,936	81,445
Oji Holdings Corp.	9,000	46,065
Stora Enso OYJ, Class R	5,987	69,319
UPM-Kymmene OYJ	5,545	140,995

		337,824

Total Materials		29,339,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
Alexandria Real Estate Equities, Inc. (REIT)	727	$83,779
American Tower Corp. (REIT)	3,016	477,101
Apartment Investment & Management Co. (REIT), Class A	1,066	46,776
Ascendas REIT (REIT)	26,617	50,047
AvalonBay Communities, Inc. (REIT)	946	164,651
Boston Properties, Inc. (REIT)	1,044	117,502
British Land Co. plc (The) (REIT)	9,832	66,809
CapitaLand Commercial Trust (REIT)	27,516	35,257
CapitaLand Mall Trust (REIT)	23,400	38,716
Covivio (REIT)	363	34,947
Crown Castle International Corp. (REIT)	2,840	308,509
Daiwa House REIT Investment Corp. (REIT)	17	38,054
Dexus (REIT)	10,547	78,878
Digital Realty Trust, Inc. (REIT)	1,412	150,449
Duke Realty Corp. (REIT)	2,453	63,533
Equinix, Inc. (REIT)	550	193,908
Equity Residential (REIT)	2,523	166,543
Essex Property Trust, Inc. (REIT)	446	109,364
Extra Space Storage, Inc. (REIT)	866	78,356
Federal Realty Investment Trust (REIT)	495	58,430
Gecina SA (REIT)	493	63,642
Goodman Group (REIT)	16,788	125,658
GPT Group (The) (REIT)	18,823	70,796
Hammerson plc (REIT)	8,475	35,491
HCP, Inc. (REIT)	3,259	91,024
Host Hotels & Resorts, Inc. (REIT)	5,029	83,833
Icade (REIT)	390	29,648
Iron Mountain, Inc. (REIT)	1,987	64,399
Japan Prime Realty Investment Corp. (REIT)	9	34,177
Japan Real Estate Investment Corp. (REIT)	13	73,004
Japan Retail Fund Investment Corp. (REIT)	29	58,067
Kimco Realty Corp. (REIT)	2,836	41,547
Klepierre SA (REIT)	2,023	62,284
Land Securities Group plc (REIT)	7,955	81,548
Link REIT (REIT)	22,000	221,553
Macerich Co. (The) (REIT)	692	29,950
Mid-America Apartment Communities, Inc. (REIT)	807	77,230
Mirvac Group (REIT)	39,691	62,620
Nippon Building Fund, Inc. (REIT)	13	81,871
Nippon Prologis REIT, Inc. (REIT)	20	42,220
Nomura Real Estate Master Fund, Inc. (REIT)	44	57,904
Prologis, Inc. (REIT)	4,310	253,083
Public Storage (REIT)	1,027	207,875
Realty Income Corp. (REIT)	2,013	126,900
Regency Centers Corp. (REIT)	1,154	67,717
SBA Communications Corp. (REIT)*	777	125,789
Scentre Group (REIT)	54,631	150,056
Segro plc (REIT)	10,935	82,023
Simon Property Group, Inc. (REIT)	2,118	355,803
SL Green Realty Corp. (REIT)	604	47,764
Stockland (REIT)	26,267	65,165
Suntec REIT (REIT)	21,000	27,362
UDR, Inc. (REIT)	1,881	74,525
Unibail-Rodamco-Westfield (REIT)	1,444	223,053
United Urban Investment Corp. (REIT)	27	41,866
Ventas, Inc. (REIT)	2,415	141,495
Vicinity Centres (REIT)	35,879	65,694
Vornado Realty Trust (REIT)	1,198	74,312
Welltower, Inc. (REIT)	2,572	178,523
Weyerhaeuser Co. (REIT)	5,133	112,207

		6,271,287

Real Estate Management & Development (1.4%)
Aeon Mall Co. Ltd.	1,070	17,118
Aroundtown SA	8,074	67,009
Azrieli Group Ltd.	437	20,865
CapitaLand Ltd.	25,900	58,905
CBRE Group, Inc., Class A*	2,155	86,286
City Developments Ltd.	4,500	26,705
CK Asset Holdings Ltd.	27,364	198,985
Daito Trust Construction Co. Ltd.	700	95,609
Daiwa House Industry Co. Ltd.	6,000	190,557
Deutsche Wohnen SE	3,782	173,354
Hang Lung Group Ltd.	8,000	20,325
Hang Lung Properties Ltd.	22,000	41,934
Henderson Land Development Co. Ltd.	12,823	63,569
Hongkong Land Holdings Ltd.	12,200	75,030
Hulic Co. Ltd.	3,200	28,635
Hysan Development Co. Ltd.	7,000	33,191
Jones Lang LaSalle, Inc.	21,960	2,780,136
Kerry Properties Ltd.	7,000	23,782
LendLease Group	6,301	51,400
Mitsubishi Estate Co. Ltd.	12,300	192,753
Mitsui Fudosan Co. Ltd.	166,500	3,689,204
New World Development Co. Ltd.	66,127	86,868
Nomura Real Estate Holdings, Inc.	1,300	23,719
Sino Land Co. Ltd.	34,997	59,559
Sumitomo Realty & Development Co. Ltd.	3,700	135,138
Sun Hung Kai Properties Ltd.	16,500	233,953
Swire Pacific Ltd., Class A	5,500	57,779
Swire Properties Ltd.	13,000	45,427
Swiss Prime Site AG (Registered)	725	58,739
Tokyu Fudosan Holdings Corp.	5,700	28,295
UOL Group Ltd.	5,176	23,420
Vonovia SE	5,215	236,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Wharf Holdings Ltd. (The)	14,400	$37,357
Wharf Real Estate Investment Co. Ltd.	12,400	73,709
Wheelock & Co. Ltd.	9,000	51,114

		9,087,117

Total Real Estate		15,358,404

Utilities (2.8%)
Electric Utilities (0.9%)
Alliant Energy Corp.	1,668	70,473
American Electric Power Co., Inc.	3,376	252,322
AusNet Services	19,264	21,111
Chubu Electric Power Co., Inc.	6,100	86,742
Chugoku Electric Power Co., Inc. (The)	3,000	38,897
CK Infrastructure Holdings Ltd.	6,500	49,064
CLP Holdings Ltd.	16,500	186,001
Duke Energy Corp.	4,881	421,230
Edison International	2,205	125,178
EDP – Energias de Portugal SA	27,565	96,159
Electricite de France SA	6,147	96,856
Endesa SA	3,474	79,956
Enel SpA	84,932	489,979
Entergy Corp.	1,240	106,727
Evergy, Inc.	1,804	102,413
Eversource Energy	2,170	141,137
Exelon Corp.	6,621	298,607
FirstEnergy Corp.	3,310	124,290
Fortum OYJ	4,516	99,045
HK Electric Investments & HK Electric Investments Ltd. (m)	26,000	26,200
Iberdrola SA	64,029	512,324
Kansai Electric Power Co., Inc. (The)	7,400	111,117
Kyushu Electric Power Co., Inc. (x)	3,800	45,185
NextEra Energy, Inc.	3,272	568,739
Orsted A/S (m)	2,008	134,412
PG&E Corp.*	3,497	83,054
Pinnacle West Capital Corp.	778	66,286
Power Assets Holdings Ltd.	14,500	100,667
PPL Corp.	4,931	139,695
Red Electrica Corp. SA	4,403	98,075
Southern Co. (The)	7,044	309,372
SSE plc	10,796	148,437
Terna Rete Elettrica Nazionale SpA	14,875	84,440
Tohoku Electric Power Co., Inc.	4,600	60,463
Tokyo Electric Power Co. Holdings, Inc.*	14,600	86,341
Verbund AG	711	30,341
Xcel Energy, Inc.	3,519	173,381

		5,664,716

Gas Utilities (0.1%)
APA Group	12,869	77,042
Hong Kong & China Gas Co. Ltd.	95,244	196,567
Naturgy Energy Group SA	3,748	95,086
Osaka Gas Co. Ltd.	3,800	69,436
Toho Gas Co. Ltd.	700	29,497
Tokyo Gas Co. Ltd.	4,000	101,158

		568,786

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	4,627	66,906
Electric Power Development Co. Ltd.	1,600	37,897
Meridian Energy Ltd.	12,587	28,650
NRG Energy, Inc.	1,985	78,606
Uniper SE	2,016	52,195

		264,254

Multi-Utilities (1.8%)
AGL Energy Ltd.	6,721	97,251
Ameren Corp.	1,699	110,826
CenterPoint Energy, Inc.	3,431	96,857
Centrica plc	60,029	103,223
CMS Energy Corp.	1,908	94,732
Consolidated Edison, Inc.	2,133	163,089
Dominion Energy, Inc.	4,490	320,855
DTE Energy Co.	1,246	137,434
E.ON SE	377,801	3,735,137
Engie SA	19,040	272,122
Innogy SE*	1,451	61,722
National Grid plc	35,489	343,199
NiSource, Inc.	2,537	64,313
Public Service Enterprise Group, Inc.	3,461	180,145
RWE AG	5,508	119,742
SCANA Corp.	979	46,777
Sempra Energy	1,862	201,450
Suez	3,905	51,470
Veolia Environnement SA	259,596	5,324,826
WEC Energy Group, Inc.	2,139	148,147

		11,673,317

Water Utilities (0.0%)
American Water Works Co., Inc.	1,236	112,192
Severn Trent plc	2,608	60,254
United Utilities Group plc	7,020	65,736

		238,182

Total Utilities		18,409,255

Total Common Stocks (89.5%) (Cost $493,779,818)		583,490,391

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA* (Cost $6,474)	14,082	6,454

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	1,987,583	1,987,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.9%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $2,001,034, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $2,108,572. (xx)	$2,000,000	$2,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,694,111, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,727,718. (xx)	1,693,840	1,693,840
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $1,000,137, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $1,020,479. (xx)	1,000,000	1,000,000
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,000,161, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,020,261. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $300,043, collateralized by various Common Stocks; total market value $333,964. (xx)	300,000	300,000

Total Repurchase Agreements		5,993,840

Total Short-Term Investments (1.2%) (Cost $7,981,622)		7,981,622

Total Investments in Securities (90.7%) (Cost $501,767,914)		591,478,467
Other Assets Less Liabilities (9.3%)		60,511,696

Net Assets (100%)		$651,990,163

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $7,220,006 or 1.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $13,121,833. This was collateralized by $7,716,882 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 2/15/48 and by cash of $5,993,840 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
ILS	—	Israeli Sheqel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	Korean Republic Won
NOK	—	Norwegian Krone
NVDR	—	Non-voting Depository Receipt
NZD	—	New Zealand Dollar
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TWD	—	New Taiwan Dollar
USD	—	United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Country Diversification As a Percentage of Total Net Assets
Australia	1.5%
Austria	0.1
Belgium	0.2
Canada	0.7
Chile	0.0	#
China	2.2
Colombia	0.0	#
Denmark	1.8
Finland	0.3
France	6.0
Germany	4.5
Hong Kong	1.4
India	0.5
Ireland	0.6
Israel	0.6
Italy	0.8
Japan	8.7
Luxembourg	1.1
Macau	0.1
Malta	0.0	#
Mexico	0.0	#
Netherlands	3.6
New Zealand	0.1
Norway	0.4
Portugal	0.0	#
Singapore	1.0
South Africa	0.0	#
South Korea	1.6
Spain	1.1
Sweden	0.6
Switzerland	3.9
Taiwan	0.4
Thailand	0.6
United Arab Emirates	0.0	#
United Kingdom	7.4
United States	38.9
Cash and Other	9.3

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	20,245	647,669	—	(42,427)	2,621	(171,672)	436,191	27,344	—
BlackRock, Inc.	835	492,648	—	(62,076)	36,937	(139,504)	328,005	10,515	—
PNC Financial Services Group, Inc. (The)	3,142	532,863	—	(81,701)	60,447	(144,278)	367,331	11,674	—

Total		1,673,180	—	(186,204)	100,005	(455,454)	1,131,527	49,533	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	385	3/2019	EUR	13,118,723	(540,939)
FTSE 100 Index	97	3/2019	GBP	8,232,934	(183,144)
SPI 200 Index	34	3/2019	AUD	3,329,357	(27,454)
TOPIX Index	61	3/2019	JPY	8,311,984	(483,645)

					(1,235,182)

Short Contracts
S&P 500 E-Mini Index	(91)	3/2019	USD	(11,398,660)	(368,687)

					(368,687)

					(1,603,869)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	5,725,577	USD	52,220	Citibank NA	1/7/2019	38
EUR	880,219	USD	1,006,589	HSBC Bank plc	3/15/2019	7,978
GBP	464,043	USD	588,187	HSBC Bank plc	3/15/2019	5,338
JPY	75,995,125	USD	673,887	HSBC Bank plc	3/15/2019	23,430

Total unrealized appreciation						36,784

USD	196,036	JPY	21,675,476	Citibank NA	1/4/2019	(1,743)
USD	288,106	JPY	31,793,371	Morgan Stanley	1/7/2019	(2,073)
AUD	355,574	USD	257,221	HSBC Bank plc	3/15/2019	(6,464)

Total unrealized depreciation						(10,280)

Net unrealized appreciation						26,504

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in

USD): AUD 2,997,220, CHF 5,772, DKK 2,556, EUR 11,728,142, GBP 7,454,111, HKD 2,871, ILS 11,213, INR 2, JPY 7,581,955, KRW 2, NOK 11,939, NZD 10,399, SEK 1,184, SGD 2,636 and TWD 1.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$28,514,776	$34,296,738	$—		$62,811,514
Consumer Discretionary	20,174,439	21,864,509	—		42,038,948
Consumer Staples	27,366,570	21,732,055	—		49,098,625
Energy	15,779,630	32,347,540	—		48,127,170
Financials	36,932,184	61,920,460	—	(a)	98,852,644
Health Care	53,542,376	45,120,548	—		98,662,924
Industrials	17,435,018	42,360,532	13,575		59,809,125
Information Technology	44,451,890	16,530,527	—		60,982,417
Materials	8,752,349	20,587,016	—		29,339,365
Real Estate	7,114,329	8,244,075	—		15,358,404
Utilities	4,805,233	13,604,022	—		18,409,255
Forward Currency Contracts	—	36,784	—		36,784
Rights
Energy	—	6,454	—		6,454
Short-Term Investments
Investment Company	1,987,782	—	—		1,987,782
Repurchase Agreements	—	5,993,840	—		5,993,840

Total Assets	$266,856,576	$324,645,100	$13,575		$591,515,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total

Liabilities:
Forward Currency Contracts	$—	$(10,280)	$—	$(10,280)
Futures	(1,603,869)	—	—	(1,603,869)

Total Liabilities	$(1,603,869)	$(10,280)	$—	$(1,614,149)

Total	$265,252,707	$324,634,820	$13,575	$589,901,102

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$36,784

Total		$36,784

	Liability Derivatives
Foreign exchange contracts	Payables	$(10,280)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,603,869)*

Total		$(1,614,149)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(104,323)	$(104,323)
Equity contracts	(7,747,991)	—	(7,747,991)

Total	$(7,747,991)	$(104,323)	$(7,852,314)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(13,130)	$(13,130)
Equity contracts	(2,135,746)	—	(2,135,746)

Total	$(2,135,746)	$(13,130)	$(2,148,876)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,275,000 and futures contracts with an average notional balance of approximately $71,193,000 respectively, during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$38	$(38)	$—	$—
HSBC Bank plc	36,746	(6,464)	—	30,282

Total	$36,784	$(6,502)	$—	$30,282

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$1,743	$(38)	$—	$1,705
HSBC Bank plc	6,464	(6,464)	—	—
Morgan Stanley	2,073	–	–	2,073

Total	$10,280	$(6,502)	$—	$3,778

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$124,682,684
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$205,679,566

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,422,112
Aggregate gross unrealized depreciation	(79,892,739)

Net unrealized appreciation	$87,529,373

Federal income tax cost of investments in securities and derivative instruments, if applicable	$502,371,729

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $792,791)	$1,131,527
Unaffiliated Issuers (Cost $494,981,283)	584,353,100
Repurchase Agreements (Cost $5,993,840)	5,993,840
Cash	33,321,386
Foreign cash (Cost $31,259,352)	29,810,003
Cash held as collateral at broker for futures	2,635,360
Dividends, interest and other receivables	1,378,925
Receivable for securities sold	858,402
Due from broker for futures variation margin	192,852
Receivable for Portfolio shares sold	43,583
Unrealized appreciation on forward foreign currency contracts	36,784
Securities lending income receivable	10,375
Other assets	35,909

Total assets	659,802,046

LIABILITIES
Payable for return of collateral on securities loaned	5,993,840
Payable for securities purchased	828,593
Payable for Portfolio shares redeemed	367,685
Investment management fees payable	342,238
Administrative fees payable	70,366
Distribution fees payable – Class IB	64,118
Unrealized depreciation on forward foreign currency contracts	10,280
Distribution fees payable – Class IA	536
Trustees’ fees payable	352
Accrued expenses	133,875

Total liabilities	7,811,883

NET ASSETS	$651,990,163

Net assets were comprised of:
Paid in capital	$579,753,772
Total distributable earnings (loss)	72,236,391

Net assets	$651,990,163

Class IA
Net asset value, offering and redemption price per share, $2,448,723 / 230,028 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.65

Class IB
Net asset value, offering and redemption price per share, $290,065,454 / 27,243,559 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.65

Class K
Net asset value, offering and redemption price per share, $359,475,986 / 33,779,690 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.64

(x)	Includes value of securities on loan of $13,121,833.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($49,533 of dividend income received from affiliates) (net of $1,114,190 foreign withholding tax)	$18,564,467
Interest	431,591
Securities lending (net)	193,873

Total income	19,189,931

EXPENSES
Investment management fees	5,432,504
Administrative fees	945,996
Distribution fees – Class IB	871,554
Custodian fees	219,000
Printing and mailing expenses	68,228
Professional fees	64,108
Trustees’ fees	19,342
Distribution fees – Class IA	7,428
Miscellaneous	75,757

Gross expenses	7,703,917
Less: Waiver from investment manager	(46,206)

Net expenses	7,657,711

NET INVESTMENT INCOME (LOSS)	11,532,220

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($100,005 of realized gain (loss) from affiliates)	75,143,797
Futures contracts	(7,747,991)
Forward foreign currency contracts	(104,323)
Foreign currency transactions	225,316

Net realized gain (loss)	67,516,799

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(455,454) of change in unrealized appreciation (depreciation) from affiliates)	(166,419,095)
Futures contracts	(2,135,746)
Forward foreign currency contracts	(13,130)
Foreign currency translations	(1,154,007)

Net change in unrealized appreciation (depreciation)	(169,721,978)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(102,205,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(90,672,959)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,532,220	$11,635,896
Net realized gain (loss)	67,516,799	39,984,930
Net change in unrealized appreciation (depreciation)	(169,721,978)	106,557,687

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(90,672,959)	158,178,513

Distributions to shareholders: (a)
Class IA	(348,518)	(43,427)
Class IB	(41,924,823)	(4,901,302)
Class K	(52,108,799)	(7,280,315)

Total distributions to shareholders	(94,382,140)	(12,225,044)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,695 and 7,112 shares, respectively ]	50,984	93,661
Capital shares issued in reinvestment of dividends [ 30,782 and 3,144 shares, respectively ]	348,518	43,427
Capital shares repurchased [ (37,698) and (34,024) shares, respectively ]	(525,710)	(435,596)

Total Class IA transactions	(126,208)	(298,508)

Class IB
Capital shares sold [ 1,164,624 and 1,775,843 shares, respectively ]	16,166,763	22,982,353
Capital shares issued in reinvestment of dividends [ 3,702,739 and 354,791 shares, respectively ]	41,924,823	4,901,302
Capital shares repurchased [ (4,083,850) and (3,691,082) shares, respectively ]	(55,127,119)	(47,939,491)

Total Class IB transactions	2,964,467	(20,055,836)

Class K
Capital shares sold [ 687,201 and 484,116 shares, respectively ]	8,872,603	6,289,359
Capital shares issued in reinvestment of dividends [ 4,605,644 and 527,175 shares, respectively ]	52,108,799	7,280,315
Capital shares repurchased [ (5,007,585) and (5,077,887) shares, respectively ]	(68,911,661)	(66,781,869)

Total Class K transactions	(7,930,259)	(53,212,195)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,092,000)	(73,566,539)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(190,147,099)	72,386,930
NET ASSETS:
Beginning of year	842,137,262	769,750,332

End of year (b)	$651,990,163	$842,137,262

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $43,427, $4,901,302 and $7,280,315 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(1,557,419) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.99	$11.69	$11.18	$11.49	$11.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17	0.16	0.12	0.17
Net realized and unrealized gain (loss)	(1.79)	2.32	0.43	(0.43)	(0.04)

Total from investment operations	(1.61)	2.49	0.59	(0.31)	0.13

Less distributions:
Dividends from net investment income	(0.40)	(0.19)	(0.08)	— #	(0.16)
Distributions from net realized gains	(1.33)	—	—	—	—

Total dividends and distributions	(1.73)	(0.19)	(0.08)	— #	(0.16)

Net asset value, end of year	$10.65	$13.99	$11.69	$11.18	$11.49

Total return	(12.16)%	21.30%	5.26%	(2.68)%	1.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,449	$3,263	$3,005	$3,279	$3,814
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.12%	1.13%	1.13%	1.12%	1.13%
Before waivers and reimbursements (f)	1.12%	1.13%	1.13%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.34%	1.27%	1.48%	1.04%	1.44%
Before waivers and reimbursements (f)	1.34%	1.27%	1.47%	1.04%	1.44%
Portfolio turnover rate^	18%	10%	13%	13%	15%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.99	$11.69	$11.18	$11.49	$11.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17	0.16	0.12	0.17
Net realized and unrealized gain (loss)	(1.79)	2.32	0.43	(0.43)	(0.05)

Total from investment operations	(1.61)	2.49	0.59	(0.31)	0.12

Less distributions:
Dividends from net investment income	(0.40)	(0.19)	(0.08)	— #	(0.16)
Distributions from net realized gains	(1.33)	—	—	—	—

Total dividends and distributions	(1.73)	(0.19)	(0.08)	— #	(0.16)

Net asset value, end of year	$10.65	$13.99	$11.69	$11.18	$11.49

Total return	(12.16)%	21.30%	5.26%	(2.68)%	1.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$290,065	$370,269	$327,678	$348,348	$369,694
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.12%	1.13%	1.13%	1.12%	1.13%
Before waivers and reimbursements (f)	1.12%	1.13%	1.13%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.34%	1.28%	1.48%	1.04%	1.44%
Before waivers and reimbursements (f)	1.34%	1.28%	1.47%	1.04%	1.44%
Portfolio turnover rate^	18%	10%	13%	13%	15%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.99	$11.69	$11.18	$11.48	$11.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.20	0.19	0.15	0.20
Net realized and unrealized gain (loss)	(1.81)	2.32	0.43	(0.42)	(0.05)

Total from investment operations	(1.59)	2.52	0.62	(0.27)	0.15

Less distributions:
Dividends from net investment income	(0.43)	(0.22)	(0.11)	(0.03)	(0.19)
Distributions from net realized gains	(1.33)	—	—	—	—

Total dividends and distributions	(1.76)	(0.22)	(0.11)	(0.03)	(0.19)

Net asset value, end of year	$10.64	$13.99	$11.69	$11.18	$11.48

Total return	(12.00)%	21.58%	5.53%	(2.35)%	1.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$359,476	$468,605	$439,067	$449,565	$514,637
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.88%	0.88%	0.87%	0.88%
Before waivers and reimbursements (f)	0.88%	0.88%	0.88%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.59%	1.54%	1.72%	1.29%	1.69%
Before waivers and reimbursements (f)	1.58%	1.54%	1.71%	1.29%	1.69%
Portfolio turnover rate^	18%	10%	13%	13%	15%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(6.04)%	7.31%	10.12%
Portfolio – Class K Shares**	(5.79)	7.58	11.83
Volatility Managed Index – Large Cap Core	(5.97)	8.25	11.49
S&P 500® Index	(4.38)	8.49	12.09

* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.04)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned (5.97)% and (4.38)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to the performance for the year were information technology, health care, consumer discretionary, utilities and real estate.

•	The five stocks that contributed the most to performance for the year were Microsoft Corp., Amazon.com, Inc., Merck & Co. Inc., Pfizer Inc. and Mastercard Inc.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year were financials, communication services, industrials, energy and consumer staples.

•	The five stocks that detracted the most from performance for the year were Facebook Inc., General Elecetric Co., Wells Fargo & Co., AT&T Inc. and Citigroup Inc.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio was de-equitized by as much as 14% for 8 days in 2018.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	18.4%
Health Care	14.2
Financials	12.3
Communication Services	9.3
Consumer Discretionary	9.1
Industrials	8.4
Consumer Staples	6.8
Energy	4.9
Utilities	3.1
Real Estate	2.7
Materials	2.5
Investment Company	2.3
Repurchase Agreements	0.1
Cash and Other	5.9

100.0%

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$923.00	$3.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.13	4.12
Class K
Actual	1,000.00	924.00	2.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.39	2.85

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.3%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	2,545,294	$72,642,691
CenturyLink, Inc.	332,581	5,038,602
Verizon Communications, Inc.	1,445,066	81,241,611

		158,922,904

Entertainment (1.9%)
Activision Blizzard, Inc.	265,282	12,354,183
Electronic Arts, Inc.*	105,421	8,318,771
Netflix, Inc.*	152,510	40,820,827
Take-Two Interactive Software, Inc.*	40,399	4,158,673
Twenty-First Century Fox, Inc., Class A	369,649	17,787,510
Twenty-First Century Fox, Inc., Class B	170,350	8,139,323
Viacom, Inc., Class B	123,606	3,176,674
Walt Disney Co. (The)	520,625	57,086,531

		151,842,492

Interactive Media & Services (4.2%)
Alphabet, Inc., Class A*	104,557	109,257,883
Alphabet, Inc., Class C*	107,597	111,428,529
Facebook, Inc., Class A*	840,201	110,141,949
TripAdvisor, Inc.*	35,808	1,931,483
Twitter, Inc.*	252,916	7,268,806

		340,028,650

Media (1.2%)
CBS Corp. (Non-Voting), Class B	117,753	5,148,161
Charter Communications, Inc., Class A*	62,122	17,702,906
Comcast Corp., Class A	1,591,010	54,173,891
Discovery, Inc., Class A (x)*	55,828	1,381,185
Discovery, Inc., Class C*	125,133	2,888,069
DISH Network Corp., Class A*	77,902	1,945,213
Interpublic Group of Cos., Inc. (The)	136,209	2,809,992
News Corp., Class A	136,159	1,545,405
News Corp., Class B	33,006	381,219
Omnicom Group, Inc.	79,777	5,842,867

		93,818,908

Total Communication Services		744,612,954

Consumer Discretionary (9.1%)
Auto Components (0.1%)
Aptiv plc	92,143	5,673,245
BorgWarner, Inc.	72,838	2,530,392
Goodyear Tire & Rubber Co. (The)	80,659	1,646,250

		9,849,887

Automobiles (0.3%)
Ford Motor Co.	1,362,191	10,420,761
General Motors Co.	456,558	15,271,865
Harley-Davidson, Inc.	56,947	1,943,032

		27,635,658

Distributors (0.1%)
Genuine Parts Co.	50,542	4,853,043
LKQ Corp.*	111,283	2,640,745

		7,493,788

Diversified Consumer Services (0.0%)
H&R Block, Inc.	71,878	1,823,545

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	138,929	6,849,200
Chipotle Mexican Grill, Inc.*	8,423	3,636,967
Darden Restaurants, Inc.	44,136	4,407,421
Hilton Worldwide Holdings, Inc.	103,718	7,446,953
Marriott International, Inc., Class A	99,020	10,749,611
McDonald’s Corp.	269,942	47,933,601
MGM Resorts International	175,155	4,249,260
Norwegian Cruise Line Holdings Ltd.*	76,931	3,261,105
Royal Caribbean Cruises Ltd.	60,815	5,947,099
Starbucks Corp.	432,981	27,883,976
Wynn Resorts Ltd.	34,226	3,385,294
Yum! Brands, Inc.	109,926	10,104,398

		135,854,885

Household Durables (0.3%)
DR Horton, Inc.	121,781	4,220,929
Garmin Ltd.	40,882	2,588,648
Leggett & Platt, Inc.	43,582	1,561,979
Lennar Corp., Class A	104,273	4,082,288
Mohawk Industries, Inc.*	21,863	2,557,097
Newell Brands, Inc.	147,600	2,743,884
PulteGroup, Inc.	86,468	2,247,303
Whirlpool Corp.	22,046	2,356,056

		22,358,184

Internet & Direct Marketing Retail (3.2%)
Amazon.com, Inc.*	143,644	215,748,979
Booking Holdings, Inc.*	16,203	27,908,371
eBay, Inc.*	316,521	8,884,744
Expedia Group, Inc.	41,432	4,667,315

		257,209,409

Leisure Products (0.1%)
Hasbro, Inc. (x)	40,864	3,320,200
Mattel, Inc. (x)*	123,779	1,236,552

		4,556,752

Multiline Retail (0.5%)
Dollar General Corp.	92,126	9,956,978
Dollar Tree, Inc.*	83,224	7,516,792
Kohl’s Corp.	57,750	3,831,135
Macy’s, Inc.	105,064	3,128,806
Nordstrom, Inc. (x)	41,085	1,914,972
Target Corp.	183,145	12,104,053

		38,452,736

Specialty Retail (2.1%)
Advance Auto Parts, Inc.	25,493	4,014,128
AutoZone, Inc.*	8,819	7,393,320
Best Buy Co., Inc.	81,877	4,336,206
CarMax, Inc.*	62,664	3,930,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Foot Locker, Inc.	41,492	$2,207,374
Gap, Inc. (The)	74,887	1,929,089
Home Depot, Inc. (The)	395,023	67,872,852
L Brands, Inc.	77,833	1,997,973
Lowe’s Cos., Inc.	280,814	25,935,981
O’Reilly Automotive, Inc.*	27,900	9,606,807
Ross Stores, Inc.	131,018	10,900,698
Tiffany & Co.	38,908	3,132,483
TJX Cos., Inc. (The)	432,794	19,363,204
Tractor Supply Co.	42,690	3,562,054
Ulta Beauty, Inc.*	19,505	4,775,604

		170,958,686

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	126,157	1,580,747
Michael Kors Holdings Ltd.*	54,345	2,060,762
NIKE, Inc., Class B	445,550	33,033,077
PVH Corp.	26,486	2,461,874
Ralph Lauren Corp.	20,088	2,078,304
Tapestry, Inc.	101,349	3,420,529
Under Armour, Inc., Class A (x)*	65,614	1,159,400
Under Armour, Inc., Class C*	64,537	1,043,563
VF Corp.	113,794	8,118,064

		54,956,320

Total Consumer Discretionary		731,149,850

Consumer Staples (6.8%)
Beverages (1.8%)
Brown-Forman Corp., Class B	57,023	2,713,155
Coca-Cola Co. (The)	1,339,746	63,436,973
Constellation Brands, Inc., Class A	58,367	9,386,581
Molson Coors Brewing Co., Class B	65,239	3,663,822
Monster Beverage Corp.*	139,237	6,853,245
PepsiCo, Inc.	493,660	54,539,557

		140,593,333

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	152,592	31,084,516
Kroger Co. (The)	274,928	7,560,520
Sysco Corp.	166,041	10,404,129
Walgreens Boots Alliance, Inc.	281,151	19,211,048
Walmart, Inc.	499,340	46,513,521

		114,773,734

Food Products (1.1%)
Archer-Daniels-Midland Co.	196,071	8,033,029
Campbell Soup Co. (x)	66,558	2,195,748
Conagra Brands, Inc.	169,830	3,627,569
General Mills, Inc.	206,099	8,025,495
Hershey Co. (The)	49,606	5,316,771
Hormel Foods Corp. (x)	93,859	4,005,902
JM Smucker Co. (The)	40,406	3,777,557
Kellogg Co.	89,817	5,120,467
Kraft Heinz Co. (The)	216,142	9,302,752
Lamb Weston Holdings, Inc.	51,078	3,757,298
McCormick & Co., Inc. (Non-Voting)	43,044	5,993,446
Mondelez International, Inc., Class A	510,294	20,427,069
Tyson Foods, Inc., Class A	101,594	5,425,120

		85,008,223

Household Products (1.5%)
Church & Dwight Co., Inc.	86,114	5,662,857
Clorox Co. (The)	43,913	6,768,750
Colgate-Palmolive Co.	301,932	17,970,992
Kimberly-Clark Corp.	120,971	13,783,436
Procter & Gamble Co. (The)	871,306	80,090,447

		124,276,482

Personal Products (0.1%)
Coty, Inc., Class A	161,290	1,058,062
Estee Lauder Cos., Inc. (The), Class A	77,799	10,121,650

		11,179,712

Tobacco (0.9%)
Altria Group, Inc.	655,952	32,397,469
Philip Morris International, Inc.	543,655	36,294,408

		68,691,877

Total Consumer Staples		544,523,361

Energy (4.9%)
Energy Equipment & Services (0.5%)
Baker Hughes a GE Co.	179,545	3,860,217
Halliburton Co.	305,266	8,113,970
Helmerich & Payne, Inc.	36,889	1,768,459
National Oilwell Varco, Inc.	135,795	3,489,932
Schlumberger Ltd.	484,299	17,473,508
TechnipFMC plc	151,628	2,968,876

		37,674,962

Oil, Gas & Consumable Fuels (4.4%)
Anadarko Petroleum Corp.	177,523	7,782,608
Apache Corp.	132,883	3,488,179
Cabot Oil & Gas Corp.	150,794	3,370,246
Chevron Corp.	668,244	72,698,265
Cimarex Energy Co.	33,021	2,035,745
Concho Resources, Inc.*	70,032	7,198,589
ConocoPhillips	402,617	25,103,170
Devon Energy Corp.	163,741	3,690,722
Diamondback Energy, Inc.	52,906	4,904,386
EOG Resources, Inc.	202,806	17,686,711
Exxon Mobil Corp.	1,480,665	100,966,546
Hess Corp.	87,030	3,524,715
HollyFrontier Corp.	54,821	2,802,449
Kinder Morgan, Inc.	659,570	10,144,187
Marathon Oil Corp.	290,717	4,168,882
Marathon Petroleum Corp.	241,608	14,257,288
Newfield Exploration Co.*	72,873	1,068,318
Noble Energy, Inc.	171,463	3,216,646
Occidental Petroleum Corp.	264,051	16,207,450
ONEOK, Inc.	143,863	7,761,409
Phillips 66	148,618	12,803,441
Pioneer Natural Resources Co.	59,615	7,840,565
Valero Energy Corp.	148,714	11,149,089
Williams Cos., Inc. (The)	423,356	9,335,000

		353,204,606

Total Energy		390,879,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Financials (12.3%)
Banks (5.2%)
Bank of America Corp.	3,192,005	$78,651,003
BB&T Corp.	269,471	11,673,484
Citigroup, Inc.	854,075	44,463,145
Citizens Financial Group, Inc.	163,137	4,850,063
Comerica, Inc.	56,263	3,864,705
Fifth Third Bancorp	229,285	5,395,076
First Republic Bank	57,226	4,972,939
Huntington Bancshares, Inc.	383,013	4,565,515
JPMorgan Chase & Co.	1,162,977	113,529,815
KeyCorp	360,384	5,326,476
M&T Bank Corp.	49,560	7,093,523
People’s United Financial, Inc.	125,814	1,815,496
PNC Financial Services Group, Inc. (The)‡	161,556	18,887,512
Regions Financial Corp.	361,570	4,837,807
SunTrust Banks, Inc.	157,126	7,925,435
SVB Financial Group*	18,886	3,586,829
US Bancorp	531,276	24,279,313
Wells Fargo & Co.	1,481,614	68,272,773
Zions Bancorp NA	66,254	2,699,188

		416,690,097

Capital Markets (2.5%)
Affiliated Managers Group, Inc.	19,035	1,854,770
Ameriprise Financial, Inc.	48,736	5,086,576
Bank of New York Mellon Corp. (The)	318,135	14,974,614
BlackRock, Inc.‡	42,757	16,795,805
Cboe Global Markets, Inc.	39,686	3,882,481
Charles Schwab Corp. (The)	420,335	17,456,513
CME Group, Inc.	125,122	23,537,951
E*TRADE Financial Corp.	88,655	3,890,181
Franklin Resources, Inc.	108,493	3,217,902
Goldman Sachs Group, Inc. (The)	120,982	20,210,043
Intercontinental Exchange, Inc.	199,529	15,030,520
Invesco Ltd.	141,525	2,369,129
Moody’s Corp.	57,654	8,073,866
Morgan Stanley	457,201	18,128,020
MSCI, Inc.	31,528	4,648,173
Nasdaq, Inc.	40,138	3,274,057
Northern Trust Corp.	76,739	6,414,613
Raymond James Financial, Inc.	45,750	3,404,258
S&P Global, Inc.	87,510	14,871,449
State Street Corp.	132,733	8,371,470
T. Rowe Price Group, Inc.	83,818	7,738,078

		203,230,469

Consumer Finance (0.6%)
American Express Co.	245,677	23,417,932
Capital One Financial Corp.	166,469	12,583,392
Discover Financial Services	118,133	6,967,484
Synchrony Financial	231,249	5,425,101

		48,393,909

Diversified Financial Services (1.8%)
Berkshire Hathaway, Inc., Class B*	680,351	138,914,067
Jefferies Financial Group, Inc.	96,678	1,678,330

		140,592,397

Insurance (2.2%)
Aflac, Inc.	267,049	12,166,753
Allstate Corp. (The)	120,262	9,937,249
American International Group, Inc.	309,137	12,183,089
Aon plc	84,432	12,273,036
Arthur J Gallagher & Co.	64,810	4,776,497
Assurant, Inc.	18,734	1,675,569
Brighthouse Financial, Inc.*	40,527	1,235,263
Chubb Ltd.	161,192	20,822,783
Cincinnati Financial Corp.	52,177	4,039,543
Everest Re Group Ltd.	14,216	3,095,676
Hartford Financial Services Group, Inc. (The)	123,802	5,502,999
Lincoln National Corp.	74,009	3,797,402
Loews Corp.	96,695	4,401,556
Marsh & McLennan Cos., Inc.	175,709	14,012,793
MetLife, Inc.	346,157	14,213,206
Principal Financial Group, Inc.	92,060	4,066,290
Progressive Corp. (The)	202,891	12,240,414
Prudential Financial, Inc.	145,096	11,832,579
Torchmark Corp.	37,440	2,790,403
Travelers Cos., Inc. (The)	93,129	11,152,198
Unum Group	78,887	2,317,700
Willis Towers Watson plc	45,443	6,900,974

		175,433,972

Total Financials		984,340,844

Health Care (14.2%)
Biotechnology (2.4%)
AbbVie, Inc.	526,895	48,574,450
Alexion Pharmaceuticals, Inc.*	78,022	7,596,222
Amgen, Inc.	222,851	43,382,404
Biogen, Inc.*	70,464	21,204,027
Celgene Corp.*	244,737	15,685,194
Gilead Sciences, Inc.	451,065	28,214,116
Incyte Corp.*	62,906	4,000,193
Regeneron Pharmaceuticals, Inc.*	27,144	10,138,284
Vertex Pharmaceuticals, Inc.*	88,923	14,735,430

		193,530,320

Health Care Equipment & Supplies (3.1%)
Abbott Laboratories	614,232	44,427,401
ABIOMED, Inc.*	15,927	5,176,912
Align Technology, Inc.*	25,455	5,331,041
Baxter International, Inc.	172,475	11,352,304
Becton Dickinson and Co.	93,816	21,138,621
Boston Scientific Corp.*	481,193	17,005,361
Cooper Cos., Inc. (The)	16,890	4,298,505
Danaher Corp.	215,708	22,243,809
Dentsply Sirona, Inc.	78,912	2,936,315
Edwards Lifesciences Corp.*	72,710	11,136,991
Hologic, Inc.*	94,216	3,872,278
IDEXX Laboratories, Inc.*	30,732	5,716,767
Intuitive Surgical, Inc.*	39,939	19,127,586
Medtronic plc	469,914	42,743,377
ResMed, Inc.	49,836	5,674,825
Stryker Corp.	108,616	17,025,558
Varian Medical Systems, Inc.*	31,015	3,514,310
Zimmer Biomet Holdings, Inc.	71,335	7,398,866

		250,120,827

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Providers & Services (2.9%)
AmerisourceBergen Corp.	54,847	$4,080,617
Anthem, Inc.	90,452	23,755,409
Cardinal Health, Inc.	104,197	4,647,186
Centene Corp.*	71,122	8,200,366
Cigna Corp.	132,786	25,218,717
CVS Health Corp.	452,263	29,632,272
DaVita, Inc.*	42,942	2,209,795
HCA Healthcare, Inc.	93,918	11,688,095
Henry Schein, Inc.*	53,582	4,207,259
Humana, Inc.	47,936	13,732,705
Laboratory Corp. of America Holdings*	35,283	4,458,360
McKesson Corp.	68,328	7,548,194
Quest Diagnostics, Inc.	47,588	3,962,653
UnitedHealth Group, Inc.	336,447	83,815,677
Universal Health Services, Inc., Class B	30,357	3,538,412
WellCare Health Plans, Inc.*	17,416	4,111,743

		234,807,460

Health Care Technology (0.1%)
Cerner Corp.*	116,766	6,123,209

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	111,482	7,520,576
Illumina, Inc.*	51,409	15,419,101
IQVIA Holdings, Inc.*	55,543	6,452,430
Mettler-Toledo International, Inc.*	8,759	4,953,915
PerkinElmer, Inc.	39,330	3,089,371
Thermo Fisher Scientific, Inc.	140,154	31,365,064
Waters Corp.*	26,490	4,997,339

		73,797,796

Pharmaceuticals (4.8%)
Allergan plc	111,024	14,839,468
Bristol-Myers Squibb Co.	570,820	29,671,224
Eli Lilly & Co.	329,719	38,155,083
Johnson & Johnson	937,953	121,042,835
Merck & Co., Inc.	909,415	69,488,400
Mylan NV*	176,336	4,831,606
Nektar Therapeutics*	59,181	1,945,279
Perrigo Co. plc	45,693	1,770,604
Pfizer, Inc.	2,021,573	88,241,661
Zoetis, Inc.	167,652	14,340,952

		384,327,112

Total Health Care		1,142,706,724

Industrials (8.4%)
Aerospace & Defense (2.3%)
Arconic, Inc.	153,849	2,593,894
Boeing Co. (The)	184,701	59,566,073
General Dynamics Corp.	96,906	15,234,592
Harris Corp.	41,148	5,540,578
Huntington Ingalls Industries, Inc.	14,959	2,846,847
L3 Technologies, Inc.	27,800	4,827,748
Lockheed Martin Corp.	86,209	22,572,965
Northrop Grumman Corp.	60,587	14,837,756
Raytheon Co.	99,257	15,221,061
Textron, Inc.	84,969	3,907,724
TransDigm Group, Inc.*	17,184	5,843,591
United Technologies Corp.	283,830	30,222,219

		183,215,048

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	48,088	4,043,720
Expeditors International of Washington, Inc.	60,359	4,109,844
FedEx Corp.	84,651	13,656,746
United Parcel Service, Inc., Class B	243,133	23,712,762

		45,523,072

Airlines (0.4%)
Alaska Air Group, Inc.	41,987	2,554,909
American Airlines Group, Inc.	145,460	4,670,720
Delta Air Lines, Inc.	218,901	10,923,160
Southwest Airlines Co.	178,356	8,289,987
United Continental Holdings, Inc.*	80,041	6,701,833

		33,140,609

Building Products (0.2%)
Allegion plc	33,243	2,649,800
AO Smith Corp.	49,502	2,113,735
Fortune Brands Home & Security, Inc.	48,027	1,824,546
Johnson Controls International plc	321,117	9,521,119
Masco Corp.	109,126	3,190,844

		19,300,044

Commercial Services & Supplies (0.3%)
Cintas Corp.	29,855	5,015,341
Copart, Inc.*	72,020	3,441,115
Republic Services, Inc.	76,052	5,482,589
Rollins, Inc.	49,812	1,798,213
Waste Management, Inc.	137,239	12,212,899

		27,950,157

Construction & Engineering (0.1%)
Fluor Corp.	47,565	1,531,593
Jacobs Engineering Group, Inc.	41,277	2,413,053
Quanta Services, Inc.	49,641	1,494,194

		5,438,840

Electrical Equipment (0.4%)
AMETEK, Inc.	82,302	5,571,845
Eaton Corp. plc	150,439	10,329,142
Emerson Electric Co.	218,676	13,065,891
Rockwell Automation, Inc.	42,262	6,359,586

		35,326,464

Industrial Conglomerates (1.3%)
3M Co.	203,640	38,801,566
General Electric Co.	3,041,943	23,027,508
Honeywell International, Inc.	258,394	34,139,015
Roper Technologies, Inc.	35,851	9,555,009

		105,523,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Machinery (1.4%)
Caterpillar, Inc.	206,797	$26,277,695
Cummins, Inc.	51,608	6,896,893
Deere & Co.	112,497	16,781,177
Dover Corp.	52,421	3,719,270
Flowserve Corp.	45,358	1,724,511
Fortive Corp.	102,780	6,954,095
Illinois Tool Works, Inc.	106,756	13,524,918
Ingersoll-Rand plc	84,676	7,724,991
PACCAR, Inc.	120,205	6,868,514
Parker-Hannifin Corp.	46,286	6,903,094
Pentair plc	55,855	2,110,202
Snap-on, Inc.	19,800	2,876,742
Stanley Black & Decker, Inc.	52,353	6,268,748
Xylem, Inc.	63,748	4,253,267

		112,884,117

Professional Services (0.3%)
Equifax, Inc.	41,164	3,833,603
IHS Markit Ltd.*	126,608	6,073,386
Nielsen Holdings plc	120,732	2,816,678
Robert Half International, Inc.	43,457	2,485,740
Verisk Analytics, Inc.*	57,572	6,277,651

		21,487,058

Road & Rail (0.9%)
CSX Corp.	280,549	17,430,509
JB Hunt Transport Services, Inc.	30,020	2,793,061
Kansas City Southern	35,566	3,394,775
Norfolk Southern Corp.	95,246	14,243,087
Union Pacific Corp.	257,309	35,567,823

		73,429,255

Trading Companies & Distributors (0.2%)
Fastenal Co.	100,391	5,249,446
United Rentals, Inc.*	29,395	3,013,869
WW Grainger, Inc.	16,137	4,556,443

		12,819,758

Total Industrials		676,037,520

Information Technology (18.4%)
Communications Equipment (1.1%)
Arista Networks, Inc.*	18,480	3,893,736
Cisco Systems, Inc.	1,572,347	68,129,795
F5 Networks, Inc.*	21,203	3,435,522
Juniper Networks, Inc.	120,709	3,248,279
Motorola Solutions, Inc.	57,190	6,579,138

		85,286,470

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	103,905	8,418,383
Corning, Inc.	280,167	8,463,845
FLIR Systems, Inc.	49,318	2,147,306
IPG Photonics Corp.*	12,863	1,457,249
Keysight Technologies, Inc.*	66,526	4,129,934
TE Connectivity Ltd.	120,569	9,118,634

		33,735,351

IT Services (4.4%)
Accenture plc, Class A	222,950	31,438,179
Akamai Technologies, Inc.*	56,958	3,478,995
Alliance Data Systems Corp.	16,770	2,516,842
Automatic Data Processing, Inc.	152,432	19,986,884
Broadridge Financial Solutions, Inc.	41,285	3,973,681
Cognizant Technology Solutions Corp., Class A	201,894	12,816,231
DXC Technology Co.	97,963	5,208,693
Fidelity National Information Services, Inc.	114,414	11,733,156
Fiserv, Inc.*	139,355	10,241,199
FleetCor Technologies, Inc.*	31,370	5,826,036
Gartner, Inc.*	32,349	4,135,496
Global Payments, Inc.	55,331	5,706,286
International Business Machines Corp.	317,600	36,101,592
Jack Henry & Associates, Inc.	27,379	3,463,991
Mastercard, Inc., Class A	317,437	59,884,490
Paychex, Inc.	111,766	7,281,555
PayPal Holdings, Inc.*	411,862	34,633,476
Total System Services, Inc.	58,700	4,771,723
VeriSign, Inc.*	37,204	5,516,981
Visa, Inc., Class A	614,550	81,083,727
Western Union Co. (The)	155,253	2,648,616

		352,447,829

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices, Inc.*	304,472	5,620,553
Analog Devices, Inc.	129,106	11,081,168
Applied Materials, Inc.	341,712	11,187,651
Broadcom, Inc.	144,592	36,766,854
Intel Corp.	1,596,142	74,906,944
KLA-Tencor Corp.	53,534	4,790,758
Lam Research Corp.	54,265	7,389,265
Maxim Integrated Products, Inc.	96,867	4,925,687
Microchip Technology, Inc. (x)	81,508	5,862,055
Micron Technology, Inc.*	391,725	12,429,434
NVIDIA Corp.	213,332	28,479,822
Qorvo, Inc.*	44,592	2,708,072
QUALCOMM, Inc.	423,923	24,125,458
Skyworks Solutions, Inc.	63,522	4,257,244
Texas Instruments, Inc.	335,925	31,744,913
Xilinx, Inc.	88,495	7,537,119

		273,812,997

Software (5.6%)
Adobe, Inc.*	170,380	38,546,771
ANSYS, Inc.*	29,235	4,178,851
Autodesk, Inc.*	76,593	9,850,626
Cadence Design Systems, Inc.*	96,447	4,193,516
Citrix Systems, Inc.	44,773	4,587,442
Fortinet, Inc.*	51,007	3,592,423
Intuit, Inc.	90,766	17,867,287
Microsoft Corp.	2,702,990	274,542,694
Oracle Corp.	891,137	40,234,835
Red Hat, Inc.*	61,539	10,808,710
salesforce.com, Inc.*	267,539	36,644,817
Symantec Corp.	217,925	4,117,693
Synopsys, Inc.*	51,727	4,357,482

		453,523,147

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (3.5%)
Apple, Inc.	1,576,602	$248,693,199
Hewlett Packard Enterprise Co.	497,658	6,574,062
HP, Inc.	550,604	11,265,358
NetApp, Inc.	89,010	5,311,227
Seagate Technology plc	91,083	3,514,893
Western Digital Corp.	103,405	3,822,883
Xerox Corp.	78,564	1,552,425

		280,734,047

Total Information Technology		1,479,539,841

Materials (2.5%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	76,287	12,209,734
Albemarle Corp.	36,889	2,843,035
Celanese Corp.	46,742	4,205,378
CF Industries Holdings, Inc.	82,114	3,572,780
DowDuPont, Inc.	802,858	42,936,846
Eastman Chemical Co.	50,141	3,665,809
Ecolab, Inc.	88,462	13,034,876
FMC Corp.	47,781	3,533,883
International Flavors & Fragrances, Inc.	35,423	4,756,246
Linde plc	192,717	30,071,561
LyondellBasell Industries NV, Class A	110,748	9,209,804
Mosaic Co. (The)	126,177	3,685,630
PPG Industries, Inc.	83,615	8,547,961
Sherwin-Williams Co. (The)	28,814	11,337,156

		153,610,699

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	21,676	3,725,454
Vulcan Materials Co.	46,180	4,562,584

		8,288,038

Containers & Packaging (0.3%)
Avery Dennison Corp.	30,243	2,716,729
Ball Corp.	122,057	5,612,181
International Paper Co.	145,114	5,856,801
Packaging Corp. of America	32,292	2,695,090
Sealed Air Corp.	56,949	1,984,103
Westrock Co.	88,673	3,348,293

		22,213,197

Metals & Mining (0.2%)
Freeport-McMoRan, Inc.	506,762	5,224,716
Newmont Mining Corp.	189,308	6,559,522
Nucor Corp.	108,363	5,614,287

		17,398,525

Total Materials		201,510,459

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	37,605	4,333,600
American Tower Corp. (REIT)	154,049	24,369,011
Apartment Investment & Management Co. (REIT), Class A	53,432	2,344,596
AvalonBay Communities, Inc. (REIT)	48,340	8,413,577
Boston Properties, Inc. (REIT)	54,012	6,079,051
Crown Castle International Corp. (REIT)	145,083	15,760,366
Digital Realty Trust, Inc. (REIT)	72,142	7,686,730
Duke Realty Corp. (REIT)	121,058	3,135,402
Equinix, Inc. (REIT)	28,114	9,911,872
Equity Residential (REIT)	128,853	8,505,587
Essex Property Trust, Inc. (REIT)	22,902	5,615,800
Extra Space Storage, Inc. (REIT)	44,330	4,010,979
Federal Realty Investment Trust (REIT)	25,658	3,028,670
HCP, Inc. (REIT)	166,988	4,663,975
Host Hotels & Resorts, Inc. (REIT)	263,227	4,387,994
Iron Mountain, Inc. (REIT)	96,303	3,121,180
Kimco Realty Corp. (REIT)	147,205	2,156,553
Macerich Co. (The) (REIT)	36,997	1,601,230
Mid-America Apartment Communities, Inc. (REIT)	40,392	3,865,514
Prologis, Inc. (REIT)	219,043	12,862,205
Public Storage (REIT)	52,442	10,614,785
Realty Income Corp. (REIT)	103,209	6,506,295
Regency Centers Corp. (REIT)	57,639	3,382,257
SBA Communications Corp. (REIT)*	39,327	6,366,648
Simon Property Group, Inc. (REIT)	108,168	18,171,142
SL Green Realty Corp. (REIT)	29,003	2,293,557
UDR, Inc. (REIT)	96,364	3,817,942
Ventas, Inc. (REIT)	124,666	7,304,181
Vornado Realty Trust (REIT)	59,154	3,669,323
Welltower, Inc. (REIT)	131,372	9,118,531
Weyerhaeuser Co. (REIT)	259,829	5,679,862

		212,778,415

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	108,592	4,348,023

Total Real Estate		217,126,438

Utilities (3.1%)
Electric Utilities (1.9%)
Alliant Energy Corp.	82,024	3,465,514
American Electric Power Co., Inc.	171,518	12,819,255
Duke Energy Corp.	247,866	21,390,836
Edison International	111,609	6,336,043
Entergy Corp.	62,577	5,386,002
Evergy, Inc.	92,820	5,269,391
Eversource Energy	108,698	7,069,718
Exelon Corp.	338,187	15,252,234
FirstEnergy Corp.	169,922	6,380,571
NextEra Energy, Inc.	167,149	29,053,839
PG&E Corp.*	181,393	4,308,084
Pinnacle West Capital Corp.	39,741	3,385,933
PPL Corp.	251,871	7,135,506

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Southern Co. (The)	359,828	$15,803,646
Xcel Energy, Inc.	179,766	8,857,071

		151,913,643

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	234,391	3,389,294
NRG Energy, Inc.	101,396	4,015,282

		7,404,576

Multi-Utilities (1.0%)
Ameren Corp.	85,048	5,547,681
CenterPoint Energy, Inc.	174,652	4,930,426
CMS Energy Corp.	100,948	5,012,068
Consolidated Edison, Inc.	107,306	8,204,617
Dominion Energy, Inc.	227,480	16,255,721
DTE Energy Co.	63,157	6,966,217
NiSource, Inc.	127,051	3,220,743
Public Service Enterprise Group, Inc.	176,768	9,200,774
SCANA Corp.	48,551	2,319,767
Sempra Energy	94,949	10,272,532
WEC Energy Group, Inc.	110,347	7,642,633

		79,573,179

Water Utilities (0.1%)
American Water Works Co., Inc.	62,792	5,699,630

Total Utilities		244,591,028

Total Common Stocks (91.7%) (Cost $5,025,493,849)		7,357,018,587

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (2.3%)
JPMorgan Prime Money Market Fund, IM Shares	183,888,859	183,907,248

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.1%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $2,566,327, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $2,704,244. (xx)	$2,565,000	2,565,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $2,222,626, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $2,266,719. (xx)	2,222,272	2,222,272
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $2,001,007, collateralized by various Common Stocks; total market value $2,226,644. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $69,436, collateralized by various Common Stocks; total market value $77,286. (xx)	69,426	69,426
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,000,164, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,020,000. (xx)	1,000,000	1,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $1,000,469, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		8,856,698

Total Short-Term Investments (2.4%) (Cost $192,779,990)		192,763,946

Total Investments in Securities (94.1%) (Cost $5,218,273,839)		7,549,782,533
Other Assets Less Liabilities (5.9%)		476,397,097

Net Assets (100%)		$8,026,179,630

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $13,437,632. This was collateralized by $4,854,867 of various U.S. Government Treasury Securities, ranging from 0.125% - 8.000%, maturing 4/15/19 - 8/15/47 and by cash of $8,856,698 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	42,757	22,273,438	1,038,420	(1,326,770)	327,375	(5,516,658)	16,795,805	506,827	—
PNC Financial Services Group, Inc. (The)	161,556	24,151,693	1,188,776	(2,111,661)	565,846	(4,907,142)	18,887,512	551,476	—

Total		46,425,131	2,227,196	(3,438,431)	893,221	(10,423,800)	35,683,317	1,058,303	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
S&P 500 E-Mini Index	(1,582)	3/2019	USD	(198,161,320)	(6,409,478)

					(6,409,478)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$744,612,954	$—	$—	$744,612,954
Consumer Discretionary	731,149,850	—	—	731,149,850
Consumer Staples	544,523,361	—	—	544,523,361
Energy	390,879,568	—	—	390,879,568
Financials	984,340,844	—	—	984,340,844
Health Care	1,142,706,724	—	—	1,142,706,724
Industrials	676,037,520	—	—	676,037,520
Information Technology	1,479,539,841	—	—	1,479,539,841
Materials	201,510,459	—	—	201,510,459
Real Estate	217,126,438	—	—	217,126,438
Utilities	244,591,028	—	—	244,591,028
Short-Term Investments
Investment Company	183,907,248	—	—	183,907,248
Repurchase Agreements	—	8,856,698	—	8,856,698

Total Assets	$7,540,925,835	$8,856,698	$—	$7,549,782,533

Liabilities:
Futures	$(6,409,478)	$—	$—	$(6,409,478)

Total Liabilities	$(6,409,478)	$—	$—	$(6,409,478)

Total	$7,534,516,357	$8,856,698	$—	$7,543,373,055

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(6,409,478	)*

Total		$(6,409,478)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(110,317,075)	$(110,317,075)

Total	$(110,317,075)	$(110,317,075)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(14,890,148)	$(14,890,148)

Total	$(14,890,148)	$(14,890,148)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $788,681,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$765,339,443
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$900,248,806

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,705,796,351
Aggregate gross unrealized depreciation	(370,005,237)

Net unrealized appreciation	$2,335,791,114

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,207,581,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $23,647,941)	$35,683,317
Unaffiliated Issuers (Cost $5,185,769,200)	7,505,242,518
Repurchase Agreements (Cost $8,856,698)	8,856,698
Cash	468,355,462
Cash held as collateral at broker for futures	19,098,800
Dividends, interest and other receivables	9,113,190
Receivable for securities sold	2,222,705
Receivable for Portfolio shares sold	577,138
Securities lending income receivable	4,736
Other assets	36,338

Total assets	8,049,190,902

LIABILITIES
Payable for return of collateral on securities loaned	8,856,698
Payable for securities purchased	4,973,139
Investment management fees payable	3,011,712
Payable for Portfolio shares redeemed	2,812,869
Due to broker for futures variation margin	2,299,992
Administrative fees payable	871,772
Distribution fees payable – Class IB	39,317
Accrued expenses	145,773

Total liabilities	23,011,272

NET ASSETS	$8,026,179,630

Net assets were comprised of:
Paid in capital	$5,779,093,275
Total distributable earnings (loss)	2,247,086,355

Net assets	$8,026,179,630

Class IB
Net asset value, offering and redemption price per share, $179,216,481 / 8,267,814 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.68

Class K
Net asset value, offering and redemption price per share, $7,846,963,149 / 359,330,457 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.84

(x)	Includes value of securities on loan of $13,437,632.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($1,058,303 of dividend income received from affiliates)	$164,465,985
Interest	5,649,482
Securities lending (net)	158,372

Total income	170,273,839

EXPENSES
Investment management fees	37,339,024
Administrative fees	10,702,492
Printing and mailing expenses	650,060
Distribution fees – Class IB	522,721
Trustees’ fees	213,928
Professional fees	171,046
Custodian fees	151,000
Miscellaneous	223,638

Total expenses	49,973,909

NET INVESTMENT INCOME (LOSS)	120,299,930

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($893,221 of realized gain (loss) from affiliates)	151,624,524
Futures contracts	(110,317,075)

Net realized gain (loss)	41,307,449

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(10,423,800) of change in unrealized appreciation (depreciation) from affiliates)	(665,111,435)
Futures contracts	(14,890,148)

Net change in unrealized appreciation (depreciation)	(680,001,583)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(638,694,134)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(518,394,204)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$120,299,930	$112,674,810
Net realized gain (loss)	41,307,449	217,364,091
Net change in unrealized appreciation (depreciation)	(680,001,583)	1,272,659,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(518,394,204)	1,602,698,343

Distributions to shareholders: (a)
Class IB	(6,644,745)	(6,747,804)
Class K	(307,409,081)	(282,968,128)

Total distributions to shareholders	(314,053,826)	(289,715,932)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 685,249 and 810,279 shares, respectively ]	16,491,882	17,888,278
Capital shares issued in reinvestment of dividends and distributions [ 279,321 and 287,148 shares, respectively ]	6,644,746	6,747,804
Capital shares repurchased [ (1,860,156) and (1,876,880) shares, respectively ]	(45,692,059)	(41,951,321)

Total Class IB transactions	(22,555,431)	(17,315,239)

Class K
Capital shares sold [ 29,062,920 and 15,131,281 shares, respectively ]	729,109,875	337,710,991
Capital shares issued in reinvestment of dividends and distributions [ 12,871,802 and 11,946,535 shares, respectively ]	307,409,080	282,968,128
Capital shares repurchased [ (43,868,209) and (35,428,565) shares, respectively ]	(1,060,631,500)	(805,627,538)

Total Class K transactions	(24,112,545)	(184,948,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(46,667,976)	(202,263,658)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(879,116,006)	1,110,718,753
NET ASSETS:
Beginning of year	8,905,295,636	7,794,576,883

End of year (b)	$8,026,179,630	$8,905,295,636

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,343,781 and $111,227,796 for Classes IB and K, respectively; and dividends from net realized capital gains of $4,404,023 and $171,740,332 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $3,763,014 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡	Year Ended December 31, 2014
Net asset value, beginning of year	$19.32	$17.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.13
Net realized and unrealized gain (loss)	0.33	2.11

Total from investment operations	0.37	2.24

Less distributions:
Dividends from net investment income	—	(0.11)
Distributions from net realized gains	—	(0.66)

Total dividends and distributions	—	(0.77)

Net asset value, end of year	$19.69	$19.32

Total return (b)	1.92%	12.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%	0.85%
Before waivers and reimbursements (a)(f)	0.83%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%
Before waivers and reimbursements (a)(f)	0.70%	0.70%
Portfolio turnover rate^	4%	3%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.87	$20.40	$18.72	$19.18	$17.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.25	0.23	0.19	0.13
Net realized and unrealized gain (loss)	(1.65)	3.97	1.84	(0.13)	2.09

Total from investment operations	(1.38)	4.22	2.07	0.06	2.22

Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.24)	(0.18)	(0.11)
Distributions from net realized gains	(0.54)	(0.49)	(0.15)	(0.34)	(0.66)

Total dividends and distributions	(0.81)	(0.75)	(0.39)	(0.52)	(0.77)

Net asset value, end of year	$21.68	$23.87	$20.40	$18.72	$19.18

Total return	(6.04)%	20.75%	11.04%	0.37%	12.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$179,216	$218,739	$202,834	$191,919	$204,231
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.81%	0.82%	0.82%	0.83%	0.86%
Before waivers and reimbursements (f)	0.81%	0.82%	0.83%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.11%	1.10%	1.20%	0.99%	0.70%
Before waivers and reimbursements (f)	1.11%	1.10%	1.19%	0.99%	0.70%
Portfolio turnover rate^	10%	4%	4%	4%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.04	$20.54	$18.85	$19.31	$17.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34	0.30	0.28	0.24	0.18
Net realized and unrealized gain (loss)	(1.66)	4.01	1.85	(0.13)	2.11

Total from investment operations	(1.32)	4.31	2.13	0.11	2.29

Less distributions:
Dividends from net investment income	(0.34)	(0.32)	(0.29)	(0.23)	(0.16)
Distributions from net realized gains	(0.54)	(0.49)	(0.15)	(0.34)	(0.66)

Total dividends and distributions	(0.88)	(0.81)	(0.44)	(0.57)	(0.82)

Net asset value, end of year	$21.84	$24.04	$20.54	$18.85	$19.31

Total return	(5.79)%	21.03%	11.31%	0.63%	12.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,846,963	$8,686,557	$7,591,743	$6,915,188	$5,999,861
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.56%	0.57%	0.57%	0.58%	0.60%
Before waivers and reimbursements (f)	0.56%	0.57%	0.58%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.37%	1.35%	1.44%	1.26%	0.95%
Before waivers and reimbursements (f)	1.37%	1.35%	1.44%	1.26%	0.95%
Portfolio turnover rate^	10%	4%	4%	4%	3%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(12.26)%	4.99%	9.83%
Portfolio – Class K Shares**	(12.05)	5.24	10.27
Volatility Managed Index – Mid Cap Core	(11.69)	5.79	10.95
S&P MidCap 400® Index	(11.08)	6.03	11.97

* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.26)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Core and the S&P MidCap 400® Index, which returned (11.69)% and (11.08)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance during the year were health care, utilities, consumer staples, communication services and real estate.

•	The top five stocks that provided the most positive impact to performance during the year were Abiomed Inc., Bioverativ Inc., Fortinet Inc., Wellcare Group Inc. and HollyFrontier Corp.

What hurt performance during the year:

•	The worst performing sectors during the year were financials, industrials, consumer discretionary, materials and energy.

•	The five stocks that provided the most negative impact to performance during the year were Thor Industries Inc., Coherent Inc., NVR Inc, Manpower Inc. and Cognex Corp.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio was de-equitized by as much as 13% for 3 days in 2018.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	15.1%
Industrials	14.2
Information Technology	14.0
Consumer Discretionary	10.8
Health Care	9.2
Real Estate	8.9
Materials	6.1
Utilities	5.2
Energy	3.4
Consumer Staples	2.7
Communication Services	2.3
Repurchase Agreements	1.5
Investment Company	1.2
Cash and Other	5.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$851.70	$3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class K
Actual	1,000.00	852.50	2.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Entertainment (0.9%)
Cinemark Holdings, Inc.	36,634	$1,311,497
Live Nation Entertainment, Inc.*	47,661	2,347,304
World Wrestling Entertainment, Inc., Class A	14,962	1,117,961

		4,776,762

Interactive Media & Services (0.2%)
Cars.com, Inc.*	21,753	467,689
Yelp, Inc.*	26,344	921,777

		1,389,466

Media (1.0%)
AMC Networks, Inc., Class A*	15,522	851,847
Cable One, Inc.	1,710	1,402,371
John Wiley & Sons, Inc., Class A	15,592	732,356
Meredith Corp. (x)	13,695	711,318
New York Times Co. (The), Class A	48,654	1,084,498
TEGNA, Inc.	74,250	807,098

		5,589,488

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	31,944	1,039,458

Total Communication Services		12,795,174

Consumer Discretionary (10.8%)
Auto Components (0.7%)
Adient plc	29,826	449,180
Dana, Inc.	49,770	678,365
Delphi Technologies plc	30,496	436,703
Gentex Corp.	90,373	1,826,438
Visteon Corp.*	9,976	601,353

		3,992,039

Automobiles (0.2%)
Thor Industries, Inc.	17,266	897,832

Distributors (0.4%)
Pool Corp.	13,879	2,063,113

Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc.*	20,248	958,135
Graham Holdings Co., Class B	1,494	957,027
Service Corp. International	62,344	2,509,969
Sotheby’s*	12,013	477,397
Weight Watchers International, Inc.*	13,405	516,763

		5,419,291

Hotels, Restaurants & Leisure (3.6%)
Boyd Gaming Corp.	27,811	577,913
Brinker International, Inc. (x)	13,311	585,418
Cheesecake Factory, Inc. (The) (x)	14,388	626,022
Churchill Downs, Inc.	4,116	1,004,057
Cracker Barrel Old Country Store, Inc. (x)	8,280	1,323,641
Domino’s Pizza, Inc.	14,335	3,554,937
Dunkin’ Brands Group, Inc.	28,470	1,825,496
Eldorado Resorts, Inc. (x)*	22,397	810,995
International Speedway Corp., Class A	8,479	371,889
Jack in the Box, Inc.	8,880	689,354
Marriott Vacations Worldwide Corp.	14,108	994,755
Papa John’s International, Inc. (x)	7,671	305,383
Penn National Gaming, Inc.*	37,283	702,039
Scientific Games Corp., Class A (x)*	19,030	340,256
Six Flags Entertainment Corp.	24,694	1,373,727
Texas Roadhouse, Inc.	22,933	1,369,100
Wendy’s Co. (The)	64,482	1,006,564
Wyndham Destinations, Inc.	33,594	1,204,009
Wyndham Hotels & Resorts, Inc.	34,188	1,551,110

		20,216,665

Household Durables (1.4%)
Helen of Troy Ltd.*	9,099	1,193,607
KB Home	29,687	567,022
NVR, Inc.*	1,171	2,853,715
Tempur Sealy International, Inc.*	15,750	652,050
Toll Brothers, Inc.	46,713	1,538,259
TRI Pointe Group, Inc.*	49,149	537,198
Tupperware Brands Corp.	16,756	528,987

		7,870,838

Leisure Products (0.5%)
Brunswick Corp.	29,902	1,388,948
Polaris Industries, Inc.	20,019	1,535,057

		2,924,005

Multiline Retail (0.4%)
Big Lots, Inc.	13,816	399,559
Dillard’s, Inc., Class A (x)	6,376	384,536
Ollie’s Bargain Outlet Holdings, Inc.*	17,757	1,181,018

		1,965,113

Specialty Retail (2.0%)
Aaron’s, Inc.	23,651	994,525
American Eagle Outfitters, Inc.	58,031	1,121,739
AutoNation, Inc.*	19,800	706,860
Bed Bath & Beyond, Inc.	47,630	539,172
Dick’s Sporting Goods, Inc.	25,432	793,478
Five Below, Inc.*	19,220	1,966,590
Michaels Cos., Inc. (The) (x)*	31,044	420,336
Murphy USA, Inc.*	10,311	790,235
Sally Beauty Holdings, Inc.*	41,389	705,683
Signet Jewelers Ltd. (x)	17,842	566,840
Urban Outfitters, Inc.*	25,993	862,968
Williams-Sonoma, Inc. (x)	27,634	1,394,135

		10,862,561

Textiles, Apparel & Luxury Goods (0.6%)
Carter’s, Inc.	15,804	1,289,922
Deckers Outdoor Corp.*	10,039	1,284,490
Skechers U.S.A., Inc., Class A*	46,147	1,056,305

		3,630,717

Total Consumer Discretionary		59,842,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Consumer Staples (2.7%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	2,965	$714,091

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	12,619	1,616,998
Sprouts Farmers Market, Inc.*	43,868	1,031,337

		2,648,335

Food Products (1.6%)
Flowers Foods, Inc.	63,249	1,168,209
Hain Celestial Group, Inc. (The)*	30,708	487,029
Ingredion, Inc.	24,370	2,227,418
Lancaster Colony Corp.	6,726	1,189,560
Post Holdings, Inc.*	22,982	2,048,386
Sanderson Farms, Inc.	6,918	686,888
Tootsie Roll Industries, Inc. (x)	6,435	214,929
TreeHouse Foods, Inc.*	19,300	978,703

		9,001,122

Household Products (0.2%)
Energizer Holdings, Inc.	20,548	927,742

Personal Products (0.3%)
Edgewell Personal Care Co.*	18,621	695,494
Nu Skin Enterprises, Inc., Class A	19,148	1,174,347

		1,869,841

Total Consumer Staples		15,161,131

Energy (3.4%)
Energy Equipment & Services (1.0%)
Apergy Corp.*	26,665	722,088
Core Laboratories NV	15,222	908,145
Diamond Offshore Drilling, Inc. (x)*	22,246	210,002
Dril-Quip, Inc.*	12,329	370,240
Ensco plc, Class A (x)	150,658	536,343
McDermott International, Inc.*	62,523	408,900
Oceaneering International, Inc.*	33,937	410,638
Patterson-UTI Energy, Inc.	74,914	775,360
Rowan Cos. plc, Class A*	44,077	369,806
Transocean Ltd. (x)*	174,333	1,209,871

		5,921,393

Oil, Gas & Consumable Fuels (2.4%)
Callon Petroleum Co.*	78,187	507,433
Chesapeake Energy Corp. (x)*	314,540	660,534
CNX Resources Corp.*	70,183	801,490
EQT Corp.	87,679	1,656,256
Equitrans Midstream Corp.*	70,105	1,403,502
Matador Resources Co.*	35,645	553,567
Murphy Oil Corp.	56,056	1,311,150
Oasis Petroleum, Inc.*	91,705	507,129
PBF Energy, Inc., Class A	41,318	1,349,859
QEP Resources, Inc.*	81,675	459,830
Range Resources Corp.	71,361	682,925
SM Energy Co.	35,714	552,853
Southwestern Energy Co.*	200,374	683,275
World Fuel Services Corp.	23,180	496,284
WPX Energy, Inc.*	136,220	1,546,097

		13,172,184

Total Energy		19,093,577

Financials (15.1%)
Banks (6.8%)
Associated Banc-Corp.	57,146	1,130,919
BancorpSouth Bank	31,156	814,418
Bank of Hawaii Corp.	14,376	967,792
Bank OZK	41,673	951,394
Cathay General Bancorp	26,530	889,551
Chemical Financial Corp.	24,624	901,485
Commerce Bancshares, Inc.	34,191	1,927,347
Cullen/Frost Bankers, Inc.	22,027	1,937,054
East West Bancorp, Inc.	49,955	2,174,541
First Horizon National Corp.	111,705	1,470,038
FNB Corp.	111,922	1,101,312
Fulton Financial Corp.	60,693	939,528
Hancock Whitney Corp.	29,352	1,017,047
Home BancShares, Inc.	54,902	897,099
International Bancshares Corp.	18,893	649,919
MB Financial, Inc.	29,025	1,150,261
PacWest Bancorp	41,975	1,396,928
Pinnacle Financial Partners, Inc.	25,229	1,163,057
Prosperity Bancshares, Inc.	22,846	1,423,306
Signature Bank	18,395	1,891,190
Sterling Bancorp	77,362	1,277,247
Synovus Financial Corp.	57,068	1,825,605
TCF Financial Corp.	57,488	1,120,441
Texas Capital Bancshares, Inc.*	17,299	883,806
Trustmark Corp.	23,164	658,552
UMB Financial Corp.	15,462	942,718
Umpqua Holdings Corp.	75,911	1,206,985
United Bankshares, Inc.	35,551	1,105,992
Valley National Bancorp	114,319	1,015,153
Webster Financial Corp.	31,781	1,566,485
Wintrust Financial Corp.	19,425	1,291,568

		37,688,738

Capital Markets (2.7%)
Eaton Vance Corp.	40,175	1,413,356
Evercore, Inc., Class A	13,948	998,119
FactSet Research Systems, Inc.	13,105	2,622,704
Federated Investors, Inc., Class B	32,907	873,681
Interactive Brokers Group, Inc., Class A	25,877	1,414,178
Janus Henderson Group plc	57,532	1,192,063
Legg Mason, Inc.	29,477	751,958
MarketAxess Holdings, Inc.	12,954	2,737,310
SEI Investments Co.	45,036	2,080,663
Stifel Financial Corp.	24,828	1,028,376

		15,112,408

Consumer Finance (0.4%)
Navient Corp.	79,216	697,893
SLM Corp.*	150,292	1,248,927

		1,946,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Insurance (4.7%)
Alleghany Corp.	5,113	$3,187,035
American Financial Group, Inc.	24,297	2,199,608
Aspen Insurance Holdings Ltd.	20,562	863,398
Brown & Brown, Inc.	80,736	2,225,084
CNO Financial Group, Inc.	56,758	844,559
First American Financial Corp.	38,527	1,719,845
Genworth Financial, Inc., Class A*	172,371	803,249
Hanover Insurance Group, Inc. (The)	14,589	1,703,558
Kemper Corp.	20,977	1,392,453
Mercury General Corp.	9,305	481,162
Old Republic International Corp.	98,054	2,016,971
Primerica, Inc.	14,800	1,446,108
Reinsurance Group of America, Inc.	21,635	3,033,876
RenaissanceRe Holdings Ltd.	13,876	1,855,221
WR Berkley Corp.	33,240	2,456,768

		26,228,895

Thrifts & Mortgage Finance (0.5%)
LendingTree, Inc. (x)*	2,556	561,221
New York Community Bancorp, Inc.	169,008	1,590,365
Washington Federal, Inc.	28,115	750,952

		2,902,538

Total Financials		83,879,399

Health Care (9.2%)
Biotechnology (0.8%)
Exelixis, Inc.*	103,045	2,026,895
Ligand Pharmaceuticals, Inc.*	7,310	991,967
United Therapeutics Corp.*	15,026	1,636,332

		4,655,194

Health Care Equipment & Supplies (4.3%)
Avanos Medical, Inc.*	16,347	732,182
Cantel Medical Corp.	12,515	931,742
Globus Medical, Inc., Class A*	26,198	1,133,849
Haemonetics Corp.*	17,821	1,782,991
Hill-Rom Holdings, Inc.	23,185	2,053,032
ICU Medical, Inc.*	5,722	1,313,943
Inogen, Inc.*	6,062	752,719
Integra LifeSciences Holdings Corp.*	24,374	1,099,267
LivaNova plc*	16,782	1,535,050
Masimo Corp.*	16,803	1,804,138
NuVasive, Inc.*	17,718	878,104
STERIS plc	29,133	3,112,861
Teleflex, Inc.	15,847	4,096,133
West Pharmaceutical Services, Inc.	25,512	2,500,941

		23,726,952

Health Care Providers & Services (1.8%)
Acadia Healthcare Co., Inc.*	30,421	782,124
Chemed Corp.	5,521	1,563,989
Encompass Health Corp.	34,098	2,103,846
HealthEquity, Inc.*	18,707	1,115,872
MEDNAX, Inc.*	30,828	1,017,324
Molina Healthcare, Inc.*	21,499	2,498,614
Patterson Cos., Inc.	28,386	558,069
Tenet Healthcare Corp.*	28,514	488,730

		10,128,568

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	60,060	578,978
Medidata Solutions, Inc.*	21,080	1,421,214

		2,000,192

Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc., Class A*	6,929	1,609,052
Bio-Techne Corp.	13,021	1,884,399
Charles River Laboratories International, Inc.*	16,585	1,877,090
PRA Health Sciences, Inc.*	20,157	1,853,638
Syneos Health, Inc.*	20,953	824,501

		8,048,680

Pharmaceuticals (0.5%)
Catalent, Inc.*	50,103	1,562,211
Mallinckrodt plc*	28,596	451,817
Prestige Consumer Healthcare, Inc.*	17,782	549,108

		2,563,136

Total Health Care		51,122,722

Industrials (14.2%)
Aerospace & Defense (1.0%)
Curtiss-Wright Corp.	15,090	1,540,991
Esterline Technologies Corp.*	9,150	1,111,268
Teledyne Technologies, Inc.*	12,432	2,574,294

		5,226,553

Airlines (0.3%)
JetBlue Airways Corp.*	105,059	1,687,248

Building Products (0.7%)
Lennox International, Inc.	12,492	2,733,999
Resideo Technologies, Inc.*	42,393	871,176

		3,605,175

Commercial Services & Supplies (1.3%)
Brink’s Co. (The)	17,445	1,127,819
Clean Harbors, Inc.*	17,569	867,030
Deluxe Corp.	15,984	614,425
Healthcare Services Group, Inc. (x)	25,434	1,021,938
Herman Miller, Inc.	20,468	619,157
HNI Corp.	15,042	532,938
MSA Safety, Inc.	12,064	1,137,273
Pitney Bowes, Inc.	64,405	380,634
Stericycle, Inc.*	29,355	1,077,035

		7,378,249

Construction & Engineering (1.1%)
AECOM*	53,902	1,428,403
Dycom Industries, Inc.*	10,738	580,281
EMCOR Group, Inc.	19,839	1,184,190
Granite Construction, Inc.	16,163	651,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
KBR, Inc.	48,476	$735,866
MasTec, Inc.*	21,968	891,022
Valmont Industries, Inc.	7,620	845,439

		6,316,247

Electrical Equipment (1.3%)
Acuity Brands, Inc.	13,816	1,588,149
EnerSys	14,525	1,127,286
Hubbell, Inc.	18,853	1,872,857
nVent Electric plc	56,202	1,262,297
Regal Beloit Corp.	14,862	1,041,083

		6,891,672

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	20,520	2,062,670

Machinery (4.7%)
AGCO Corp.	22,662	1,261,594
Crane Co.	17,418	1,257,231
Donaldson Co., Inc.	44,079	1,912,588
Graco, Inc.	57,362	2,400,600
IDEX Corp.	26,431	3,337,178
ITT, Inc.	30,192	1,457,368
Kennametal, Inc.	28,355	943,654
Lincoln Electric Holdings, Inc.	22,215	1,751,653
Nordson Corp.	18,037	2,152,716
Oshkosh Corp.	24,778	1,519,139
Terex Corp.	22,314	615,197
Timken Co. (The)	23,847	889,970
Toro Co. (The)	36,249	2,025,594
Trinity Industries, Inc.	50,422	1,038,189
Wabtec Corp.	29,634	2,081,788
Woodward, Inc.	19,160	1,423,396

		26,067,855

Marine (0.2%)
Kirby Corp.*	18,565	1,250,538

Professional Services (1.0%)
ASGN, Inc.*	18,042	983,289
Dun & Bradstreet Corp. (The)	12,792	1,825,930
Insperity, Inc.	13,116	1,224,510
ManpowerGroup, Inc.	21,315	1,381,212

		5,414,941

Road & Rail (1.5%)
Avis Budget Group, Inc.*	22,407	503,709
Genesee & Wyoming, Inc., Class A*	20,118	1,489,134
Knight-Swift Transportation Holdings, Inc.	43,314	1,085,882
Landstar System, Inc.	14,163	1,354,974
Old Dominion Freight Line, Inc.	22,536	2,782,971
Ryder System, Inc.	18,298	881,049
Werner Enterprises, Inc.	15,227	449,806

		8,547,525

Trading Companies & Distributors (0.7%)
GATX Corp.	12,958	917,556
MSC Industrial Direct Co., Inc., Class A	15,649	1,203,721
NOW, Inc.*	37,356	434,824
Watsco, Inc.	11,066	1,539,723

		4,095,824

Total Industrials		78,544,497

Information Technology (14.0%)
Communications Equipment (1.3%)
ARRIS International plc*	56,316	1,721,580
Ciena Corp.*	49,139	1,666,303
InterDigital, Inc.	11,668	775,105
Lumentum Holdings, Inc.*	25,381	1,066,256
NetScout Systems, Inc.*	24,116	569,861
Plantronics, Inc.	11,428	378,267
ViaSat, Inc.*	19,323	1,139,091

		7,316,463

Electronic Equipment, Instruments & Components (3.7%)
Arrow Electronics, Inc.*	30,031	2,070,637
Avnet, Inc.	38,341	1,384,110
Belden, Inc.	13,909	580,979
Cognex Corp.	59,350	2,295,064
Coherent, Inc.*	8,381	885,956
Jabil, Inc.	49,553	1,228,419
Littelfuse, Inc.	8,670	1,486,732
National Instruments Corp.	38,798	1,760,653
SYNNEX Corp.	14,283	1,154,638
Tech Data Corp.*	12,860	1,052,077
Trimble, Inc.*	86,475	2,845,892
Vishay Intertechnology, Inc.	45,531	820,013
Zebra Technologies Corp., Class A*	18,543	2,952,602

		20,517,772

IT Services (2.4%)
CACI International, Inc., Class A*	8,571	1,234,481
CoreLogic, Inc.*	27,770	928,073
Leidos Holdings, Inc.	51,607	2,720,721
LiveRamp Holdings, Inc. (x)*	23,463	906,376
MAXIMUS, Inc.	22,096	1,438,229
Perspecta, Inc.	48,768	839,785
Sabre Corp.	94,875	2,053,095
Science Applications International Corp.	14,691	935,817
WEX, Inc.*	14,855	2,080,591

		13,137,168

Semiconductors & Semiconductor Equipment (2.8%)
Cirrus Logic, Inc.*	20,635	684,669
Cree, Inc.*	35,313	1,510,514
Cypress Semiconductor Corp.	124,796	1,587,405
First Solar, Inc.*	26,008	1,104,170
Integrated Device Technology, Inc.*	44,465	2,153,440
MKS Instruments, Inc.	18,609	1,202,327
Monolithic Power Systems, Inc.	13,442	1,562,633
Silicon Laboratories, Inc.*	14,871	1,171,984
Synaptics, Inc.*	11,943	444,399
Teradyne, Inc.	61,780	1,938,656
Universal Display Corp.	14,609	1,366,964
Versum Materials, Inc.	37,586	1,041,884

		15,769,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Software (3.6%)
ACI Worldwide, Inc.*	39,966	$1,105,859
Blackbaud, Inc.	16,742	1,053,072
CDK Global, Inc.	44,380	2,124,914
CommVault Systems, Inc.*	13,419	792,929
Fair Isaac Corp.*	9,979	1,866,073
j2 Global, Inc.	16,135	1,119,446
LogMeIn, Inc.	17,633	1,438,324
Manhattan Associates, Inc.*	22,538	954,935
PTC, Inc.*	36,789	3,049,808
Teradata Corp.*	40,736	1,562,633
Tyler Technologies, Inc.*	13,379	2,486,086
Ultimate Software Group, Inc. (The)*	10,776	2,638,719

		20,192,798

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	40,758	940,695

Total Information Technology		77,873,941

Materials (6.1%)
Chemicals (2.4%)
Ashland Global Holdings, Inc.	21,526	1,527,485
Cabot Corp.	20,698	888,772
Chemours Co. (The)	58,983	1,664,500
Minerals Technologies, Inc.	12,164	624,500
NewMarket Corp.	3,064	1,262,644
Olin Corp.	57,509	1,156,506
PolyOne Corp.	27,538	787,587
RPM International, Inc.	45,731	2,688,068
Scotts Miracle-Gro Co. (The)	13,539	832,107
Sensient Technologies Corp.	14,573	813,902
Valvoline, Inc.	64,846	1,254,770

		13,500,841

Construction Materials (0.2%)
Eagle Materials, Inc.	16,173	987,038

Containers & Packaging (1.3%)
AptarGroup, Inc.	21,635	2,035,205
Bemis Co., Inc.	31,367	1,439,745
Greif, Inc., Class A	8,890	329,908
Owens-Illinois, Inc.*	54,720	943,373
Silgan Holdings, Inc.	26,650	629,473
Sonoco Products Co.	34,391	1,827,194

		7,204,898

Metals & Mining (1.9%)
Allegheny Technologies, Inc.*	43,357	943,882
Carpenter Technology Corp.	16,273	579,481
Commercial Metals Co.	40,396	647,144
Compass Minerals International, Inc.	11,624	484,605
Reliance Steel & Aluminum Co.	24,283	1,728,221
Royal Gold, Inc.	22,579	1,933,891
Steel Dynamics, Inc.	79,144	2,377,486
United States Steel Corp.	61,121	1,114,847
Worthington Industries, Inc.	13,868	483,161

		10,292,718

Paper & Forest Products (0.3%)
Domtar Corp.	21,696	762,180
Louisiana-Pacific Corp.	48,667	1,081,381

		1,843,561

Total Materials		33,829,056

Real Estate (8.9%)
Equity Real Estate Investment Trusts (REITs) (8.4%)
Alexander & Baldwin, Inc. (REIT)*	23,233	427,023
American Campus Communities, Inc. (REIT)	47,220	1,954,436
Camden Property Trust (REIT)	32,086	2,825,172
CoreCivic, Inc. (REIT)	40,931	729,800
CoreSite Realty Corp. (REIT)	12,648	1,103,285
Corporate Office Properties Trust (REIT)	37,469	787,973
Cousins Properties, Inc. (REIT)	145,113	1,146,393
CyrusOne, Inc. (REIT)	36,463	1,928,163
Douglas Emmett, Inc. (REIT)	55,640	1,898,993
EPR Properties (REIT)	25,617	1,640,256
First Industrial Realty Trust, Inc. (REIT)	43,534	1,256,391
GEO Group, Inc. (The) (REIT)	41,994	827,282
Healthcare Realty Trust, Inc. (REIT)	43,154	1,227,300
Highwoods Properties, Inc. (REIT)	35,672	1,380,150
Hospitality Properties Trust (REIT)	56,682	1,353,566
JBG SMITH Properties (REIT)	37,570	1,307,812
Kilroy Realty Corp. (REIT)	34,720	2,183,194
Lamar Advertising Co. (REIT), Class A	29,355	2,030,779
Liberty Property Trust (REIT)	50,923	2,132,655
Life Storage, Inc. (REIT)	16,057	1,493,140
Mack-Cali Realty Corp. (REIT)	31,095	609,151
Medical Properties Trust, Inc. (REIT)	125,811	2,023,041
National Retail Properties, Inc. (REIT)	54,781	2,657,426
Omega Healthcare Investors, Inc. (REIT)	69,164	2,431,115
Pebblebrook Hotel Trust (REIT)	44,126	1,249,207
PotlatchDeltic Corp. (REIT)	23,241	735,345
Rayonier, Inc. (REIT)	44,629	1,235,777
Sabra Health Care REIT, Inc. (REIT)	61,481	1,013,207
Senior Housing Properties Trust (REIT)	81,968	960,665
Tanger Factory Outlet Centers, Inc. (REIT) (x)	32,406	655,249
Taubman Centers, Inc. (REIT)	21,051	957,610
Uniti Group, Inc. (REIT) (x)	61,672	960,233
Urban Edge Properties (REIT)	39,266	652,601
Weingarten Realty Investors (REIT)	41,135	1,020,559

		46,794,949

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	15,704	1,988,127
Realogy Holdings Corp. (x)	40,768	598,474

		2,586,601

Total Real Estate		49,381,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Utilities (5.2%)
Electric Utilities (1.5%)
ALLETE, Inc.	17,722	$1,350,771
Hawaiian Electric Industries, Inc.	37,536	1,374,568
IDACORP, Inc.	17,367	1,616,173
OGE Energy Corp.	68,838	2,697,761
PNM Resources, Inc.	27,453	1,128,044

		8,167,317

Gas Utilities (2.3%)
Atmos Energy Corp.	40,211	3,728,364
National Fuel Gas Co.	29,631	1,516,515
New Jersey Resources Corp.	30,497	1,392,798
ONE Gas, Inc.	18,103	1,440,999
Southwest Gas Holdings, Inc.	18,252	1,396,278
UGI Corp.	59,909	3,196,145

		12,671,099

Multi-Utilities (1.0%)
Black Hills Corp.	18,612	1,168,461
MDU Resources Group, Inc.	67,598	1,611,536
NorthWestern Corp.	17,348	1,031,165
Vectren Corp.	28,631	2,060,860

		5,872,022

Water Utilities (0.4%)
Aqua America, Inc.	61,325	2,096,702

Total Utilities		28,807,140

Total Common Stocks (91.9%) (Cost $465,114,482)		510,330,361

SHORT-TERM INVESTMENTS:
Investment Company (1.2%)
JPMorgan Prime Money Market Fund, IM Shares	6,285,691	6,286,319

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $2,001,034, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $2,108,572. (xx)	$2,000,000	2,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $2,115,730, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $2,157,702. (xx)	2,115,393	2,115,393
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,500,242, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,530,392. (xx)	1,500,000	1,500,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $1,000,504, collateralized by various Common Stocks; total market value $1,113,322. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $300,043, collateralized by various Common Stocks; total market value $333,964. (xx)	300,000	300,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,500,246, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,530,000. (xx)	1,500,000	1,500,000

Total Repurchase Agreements		8,415,393

Total Short-Term Investments (2.7%) (Cost $14,702,467)		14,701,712

Total Investments in Securities (94.6%) (Cost $479,816,949)		525,032,073
Other Assets Less Liabilities (5.4%)		30,235,000

Net Assets (100%)		$555,267,073

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $10,336,980. This was collateralized by $2,236,347 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 8/15/47 and by cash of $8,415,393 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
S&P Midcap 400 E-Mini Index	(4)	3/2019	USD	(664,880)	(21,779)

					(21,779)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$12,795,174	$—	$—	$12,795,174
Consumer Discretionary	59,842,174	—	—	59,842,174
Consumer Staples	15,161,131	—	—	15,161,131
Energy	19,093,577	—	—	19,093,577
Financials	83,879,399	—	—	83,879,399
Health Care	51,122,722	—	—	51,122,722
Industrials	78,544,497	—	—	78,544,497
Information Technology	77,873,941	—	—	77,873,941
Materials	33,829,056	—	—	33,829,056
Real Estate	49,381,550	—	—	49,381,550
Utilities	28,807,140	—	—	28,807,140
Short-Term Investments
Investment Company	6,286,319	—	—	6,286,319
Repurchase Agreements	—	8,415,393	—	8,415,393

Total Assets	$516,616,680	$8,415,393	$—	$525,032,073

Liabilities:
Futures	$(21,779)	$—	$—	$(21,779)

Total Liabilities	$(21,779)	$—	$—	$(21,779)

Total	$516,594,901	$8,415,393	$—	$525,010,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(21,779	)*

Total		$(21,779)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(9,352,576)	$(9,352,576)

Total	$ (9,352,576)	$(9,352,576)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(454,901)	$(454,901)

Total	$ (454,901)	$(454,901)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $58,984,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 29%)*	$90,781,880
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 46%)*	$145,313,166

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$116,343,137
Aggregate gross unrealized depreciation	(71,146,482)

Net unrealized appreciation	$45,196,655

Federal income tax cost of investments in securities and derivative instruments, if applicable	$479,813,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $471,401,556)	$516,616,680
Repurchase Agreements (Cost $8,415,393)	8,415,393
Cash	37,930,947
Cash held as collateral at broker for futures	1,135,100
Dividends, interest and other receivables	628,694
Receivable for securities sold	128,293
Receivable for Portfolio shares sold	86,332
Securities lending income receivable	8,165
Other assets	2,871

Total assets	564,952,475

LIABILITIES
Payable for return of collateral on securities loaned	8,415,393
Payable for securities purchased	542,625
Investment management fees payable	209,932
Payable for Portfolio shares redeemed	209,665
Due to broker for futures variation margin	97,462
Distribution fees payable – Class IB	76,855
Administrative fees payable	60,818
Trustees’ fees payable	192
Accrued expenses	72,460

Total liabilities	9,685,402

NET ASSETS	$555,267,073

Net assets were comprised of:
Paid in capital	$514,261,414
Total distributable earnings (loss)	41,005,659

Net assets	$555,267,073

Class IB
Net asset value, offering and redemption price per share, $345,511,075 / 19,134,907 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.06

Class K
Net asset value, offering and redemption price per share, $209,755,998 / 11,509,730 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.22

(x)	Includes value of securities on loan of $10,336,980.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $5,163 foreign withholding tax)	$10,495,953
Interest	489,218
Securities lending (net)	183,715

Total income	11,168,886

EXPENSES
Investment management fees	3,064,976
Distribution fees – Class IB	1,067,827
Administrative fees	824,360
Professional fees	65,193
Printing and mailing expenses	60,841
Custodian fees	51,000
Trustees’ fees	16,632
Miscellaneous	18,091

Gross expenses	5,168,920
Less: Waiver from investment manager	(17,275)

Net expenses	5,151,645

NET INVESTMENT INCOME (LOSS)	6,017,241

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	46,605,346
Futures contracts	(9,352,576)

Net realized gain (loss)	37,252,770

Change in unrealized appreciation (depreciation) on:
Investments in securities	(119,209,498)
Futures contracts	(454,901)

Net change in unrealized appreciation (depreciation)	(119,664,399)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(82,411,629)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(76,394,388)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,017,241	$4,138,085
Net realized gain (loss)	37,252,770	54,209,354
Net change in unrealized appreciation (depreciation)	(119,664,399)	43,440,069

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,394,388)	101,787,508

Distributions to shareholders: (a)
Class IB	(33,309,018)	(37,268,461)
Class K	(20,780,871)	(21,597,292)

Total distributions to shareholders	(54,089,889)	(58,865,753)

Tax return of capital:
Class IB	(199,096)	—
Class K	(124,213)	—

Total	(323,309)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 833,464 and 1,234,971 shares, respectively ]	18,889,911	27,439,687
Capital shares issued in reinvestment of dividends and distributions [ 1,701,562 and 1,683,060 shares, respectively ]	33,508,114	37,268,461
Capital shares repurchased [ (3,328,458) and (3,228,986) shares, respectively ]	(75,658,336)	(72,771,223)

Total Class IB transactions	(23,260,311)	(8,063,075)

Class K
Capital shares sold [ 553,264 and 607,017 shares, respectively ]	12,019,926	13,741,942
Capital shares issued in reinvestment of dividends and distributions [ 1,052,983 and 966,986 shares, respectively ]	20,905,084	21,597,292
Capital shares repurchased [ (1,293,641) and (3,139,699) shares, respectively ]	(28,186,844)	(73,147,682)

Total Class K transactions	4,738,166	(37,808,448)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,522,145)	(45,871,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(149,329,731)	(2,949,768)
NET ASSETS:
Beginning of year	704,596,804	707,546,572

End of year (b)	$555,267,073	$704,596,804

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,740,615 and $2,109,965 for Classes IB and K, respectively; and dividends from net realized capital gains of $34,527,846 and $19,487,327 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $43,270 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡	Year Ended December 31, 2014
Net asset value, beginning of year	$20.75	$20.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.06
Net realized and unrealized gain (loss)	1.13	1.70

Total from investment operations	1.14	1.76

Less distributions:
Dividends from net investment income	—	(0.06)
Distributions from net realized gains	—	(1.01)

Total dividends and distributions	—	(1.07)

Net asset value, end of year	$21.89	$20.75

Total return (b)	5.49%	8.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.87%
Before waivers and reimbursements (a)(f)	0.87%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.24%	0.30%
Before waivers and reimbursements (a)(f)	0.24%	0.30%
Portfolio turnover rate^	20%	13%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$22.57	$21.37	$18.75	$20.61	$19.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.11	0.16	0.10	0.06
Net realized and unrealized gain (loss)	(2.80)	3.10	3.54	(0.76)	1.69

Total from investment operations	(2.62)	3.21	3.70	(0.66)	1.75

Less distributions:
Dividends from net investment income	(0.20)	(0.15)	(0.16)	(0.10)	(0.06)
Distributions from net realized gains	(1.68)	(1.86)	(0.92)	(1.10)	(1.01)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(1.89)	(2.01)	(1.08)	(1.20)	(1.07)

Net asset value, end of year	$18.06	$22.57	$21.37	$18.75	$20.61

Total return	(12.26)%	15.26%	19.68%	(3.13)%	8.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$345,511	$449,715	$432,612	$394,461	$439,683
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%	0.86%	0.88%
Before waivers and reimbursements (f)	0.85%	0.85%	0.86%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.79%	0.48%	0.79%	0.48%	0.29%
Before waivers and reimbursements (f)	0.79%	0.48%	0.78%	0.48%	0.29%
Portfolio turnover rate^	15%	16%	19%	20%	13%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$22.76	$21.54	$18.89	$20.76	$20.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.16	0.21	0.16	0.12
Net realized and unrealized gain (loss)	(2.84)	3.12	3.57	(0.78)	1.70

Total from investment operations	(2.60)	3.28	3.78	(0.62)	1.82

Less distributions:
Dividends from net investment income	(0.24)	(0.20)	(0.21)	(0.15)	(0.12)
Distributions from net realized gains	(1.68)	(1.86)	(0.92)	(1.10)	(1.01)
Return of capital	(0.02)	—	—	—	—

Total dividends and distributions	(1.94)	(2.06)	(1.13)	(1.25)	(1.13)

Net asset value, end of year	$18.22	$22.76	$21.54	$18.89	$20.76

Total return	(12.05)%	15.50%	20.00%	(2.90)%	9.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$209,756	$254,882	$274,935	$238,681	$210,300
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.61%	0.63%
Before waivers and reimbursements (f)	0.60%	0.60%	0.61%	0.61%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.04%	0.72%	1.04%	0.74%	0.56%
Before waivers and reimbursements (f)	1.04%	0.72%	1.03%	0.74%	0.56%
Portfolio turnover rate^	15%	16%	19%	20%	13%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(11.91)%	3.60%	9.29%
Portfolio – Class K Shares**	(11.72)	3.86	9.95
Volatility Managed Index – Small Cap Core	(11.75)	4.17	10.25
Russell 2000® Index	(11.01)	4.41	11.13

* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (11.91)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Core and the Russell 2000® Index, which returned (11.75)% and (11.01)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year were information technology, utilities, consumer staples, communication services and health care.

•	The top five stocks that provided the most positive impact to performance for the year were Sarepta Therapeutics Inc., Etsy Inc., GrubHub Inc., Avexis Inc. and Integrated Device Technology, Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were industrials, energy, financials, consumer discretionary and materials.

•

The five stocks that provided the most negative impact to performance for the year were Dana Holding Corp., Mcdermott International Inc., Marriott Vacations Worldwide Corp., United Natural Foods Inc. and Clovis Oncology Inc.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio was de-equitized by as much as 10% for 3 days in 2018.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	16.3%
Health Care	14.0
Industrials	13.3
Information Technology	13.2
Consumer Discretionary	10.9
Real Estate	6.6
Investment Company	4.5
Repurchase Agreements	4.4
Utilities	3.4
Materials	3.3
Energy	3.2
Communication Services	3.0
Consumer Staples	2.6
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$821.10	$3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.02	4.23
Class K
Actual	1,000.00	821.80	2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.96

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.83% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.0%)
Diversified Telecommunication Services (0.5%)
ATN International, Inc.	16,796	$1,201,418
Cincinnati Bell, Inc.*	70,120	545,533
Cogent Communications Holdings, Inc.	68,056	3,076,812
Consolidated Communications Holdings, Inc. (x)	112,497	1,111,470
Frontier Communications Corp. (x)	170,039	404,693
Intelsat SA*	89,111	1,906,084
Iridium Communications, Inc.*	152,508	2,813,773
Ooma, Inc.*	28,995	402,451
ORBCOMM, Inc.*	121,719	1,005,399
pdvWireless, Inc.*	15,025	561,785
Vonage Holdings Corp.*	358,089	3,126,117
Windstream Holdings, Inc. (x)*	57,344	119,849

		16,275,384

Entertainment (0.5%)
AMC Entertainment Holdings, Inc., Class A (x)	82,489	1,012,965
Eros International plc*	59,841	496,082
Glu Mobile, Inc.*	181,212	1,462,381
IMAX Corp.*	87,258	1,641,323
Liberty Media Corp.-Liberty Braves, Class A*	16,037	399,963
Liberty Media Corp.-Liberty Braves, Class C*	57,715	1,436,526
LiveXLive Media, Inc. (x)*	42,815	211,934
Marcus Corp. (The)	31,329	1,237,496
Pandora Media, Inc.*	418,737	3,387,582
Reading International, Inc., Class A*	26,026	378,418
Rosetta Stone, Inc.*	30,737	504,087
World Wrestling Entertainment, Inc., Class A	69,059	5,160,088

		17,328,845

Interactive Media & Services (0.5%)
Care.com, Inc.*	32,451	626,629
Cargurus, Inc.*	81,136	2,736,717
Cars.com, Inc.*	111,485	2,396,928
Liberty TripAdvisor Holdings, Inc., Class A*	115,326	1,832,530
Meet Group, Inc. (The)*	116,343	538,668
QuinStreet, Inc.*	71,782	1,165,022
Travelzoo*	7,170	70,481
TrueCar, Inc.*	144,819	1,312,060
Yelp, Inc.*	130,320	4,559,897

		15,238,932

Media (1.3%)
Beasley Broadcast Group, Inc., Class A	7,247	27,176
Boston Omaha Corp., Class A (x)*	7,520	175,968
Cardlytics, Inc. (x)*	7,771	84,160
Central European Media Enterprises Ltd., Class A*	147,504	410,061
Clear Channel Outdoor Holdings, Inc., Class A	54,435	282,518
Daily Journal Corp. (x)*	1,764	412,776
Emerald Expositions Events, Inc.	37,477	462,466
Entercom Communications Corp., Class A (x)	200,947	1,147,407
Entravision Communications Corp., Class A	104,453	303,958
EW Scripps Co. (The), Class A	76,149	1,197,824
Fluent, Inc.*	56,640	203,904
Gannett Co., Inc.	180,480	1,539,494
Gray Television, Inc.*	128,021	1,887,030
Hemisphere Media Group, Inc.*	29,423	357,195
Liberty Latin America Ltd., Class A*	69,323	1,003,797
Liberty Latin America Ltd., Class C*	184,437	2,687,247
Loral Space & Communications, Inc.*	20,879	777,743
MDC Partners, Inc., Class A*	85,960	224,356
Meredith Corp. (x)	62,842	3,264,014
MSG Networks, Inc., Class A*	94,141	2,217,962
National CineMedia, Inc.	125,821	815,320
New Media Investment Group, Inc.	96,107	1,111,958
New York Times Co. (The), Class A	211,197	4,707,581
Nexstar Media Group, Inc., Class A	72,103	5,670,180
Saga Communications, Inc., Class A	5,420	180,107
Scholastic Corp.	46,681	1,879,377
Sinclair Broadcast Group, Inc., Class A	109,504	2,884,335
TechTarget, Inc.*	31,272	381,831
TEGNA, Inc.	354,691	3,855,491
Tribune Publishing Co.*	25,609	290,406
WideOpenWest, Inc.*	46,495	331,509

		40,775,151

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	66,884	1,375,804
Gogo, Inc. (x)*	87,758	262,397
NII Holdings, Inc. (x)*	146,737	647,110
Shenandoah Telecommunications Co.	75,365	3,334,901
Spok Holdings, Inc.	26,462	350,886

		5,971,098

Total Communication Services		95,589,410

Consumer Discretionary (10.9%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	179,105	1,988,065
Cooper Tire & Rubber Co.	81,642	2,639,486
Cooper-Standard Holdings, Inc.*	28,768	1,787,068
Dana, Inc.	237,067	3,231,223
Dorman Products, Inc.*	43,151	3,884,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Fox Factory Holding Corp.*	58,280	$3,430,944
Gentherm, Inc.*	56,387	2,254,352
LCI Industries	39,318	2,626,442
Modine Manufacturing Co.*	84,596	914,483
Motorcar Parts of America, Inc. (x)*	31,593	525,707
Shiloh Industries, Inc.*	23,237	135,472
Standard Motor Products, Inc.	33,906	1,642,068
Stoneridge, Inc.*	43,287	1,067,024
Superior Industries International, Inc.	36,649	176,282
Tenneco, Inc., Class A	82,239	2,252,526
Tower International, Inc.	32,962	784,496

		29,340,091

Automobiles (0.0%)
Winnebago Industries, Inc.	48,853	1,182,731

Distributors (0.1%)
Core-Mark Holding Co., Inc.	73,486	1,708,549
Funko, Inc., Class A (x)*	17,491	230,007
Weyco Group, Inc.	10,215	297,972

		2,236,528

Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc.*	93,958	4,446,093
American Public Education, Inc.*	26,322	749,124
Career Education Corp.*	106,843	1,220,147
Carriage Services, Inc.	28,550	442,525
Chegg, Inc.*	174,579	4,961,535
Houghton Mifflin Harcourt Co.*	162,863	1,442,966
K12, Inc.*	60,295	1,494,713
Laureate Education, Inc., Class A*	152,619	2,325,914
Regis Corp.*	55,313	937,555
Sotheby’s*	57,310	2,277,499
Strategic Education, Inc.	33,802	3,833,823
Weight Watchers International, Inc.*	62,521	2,410,185

		26,542,079

Hotels, Restaurants & Leisure (2.7%)
BBX Capital Corp.	98,520	564,520
Belmond Ltd., Class A*	143,849	3,600,540
Biglari Holdings, Inc., Class A*	160	94,027
BJ’s Restaurants, Inc.	33,527	1,695,460
Bloomin’ Brands, Inc.	134,130	2,399,586
Bluegreen Vacations Corp. (x)	10,411	134,614
Bojangles’, Inc.*	29,372	472,302
Boyd Gaming Corp.	128,030	2,660,463
Brinker International, Inc. (x)	62,178	2,734,588
Carrols Restaurant Group, Inc.*	52,491	516,511
Century Casinos, Inc.*	43,532	321,701
Cheesecake Factory, Inc. (The) (x)	68,219	2,968,209
Churchill Downs, Inc.	18,964	4,626,078
Chuy’s Holdings, Inc.*	27,713	491,629
Cracker Barrel Old Country Store, Inc. (x)	30,785	4,921,290
Dave & Buster’s Entertainment, Inc.	63,627	2,835,219
Del Frisco’s Restaurant Group, Inc.*	54,302	388,259
Del Taco Restaurants, Inc.*	49,690	496,403
Denny’s Corp.*	98,276	1,593,054
Dine Brands Global, Inc.	26,774	1,802,961
Drive Shack, Inc.*	94,062	368,723
El Pollo Loco Holdings, Inc.*	34,033	516,281
Eldorado Resorts, Inc.*	106,069	3,840,758
Empire Resorts, Inc. (x)*	6,727	68,145
Fiesta Restaurant Group, Inc.*	39,017	605,154
Golden Entertainment, Inc.*	30,287	485,198
Habit Restaurants, Inc. (The), Class A (x)*	30,189	316,985
International Speedway Corp., Class A	38,466	1,687,119
J Alexander’s Holdings, Inc.*	18,500	152,255
Jack in the Box, Inc.	43,995	3,415,332
Lindblad Expeditions Holdings, Inc.*	34,733	467,506
Marriott Vacations Worldwide Corp.	62,992	4,441,566
Monarch Casino & Resort, Inc.*	18,307	698,229
Nathan’s Famous, Inc.	4,192	278,558
Noodles & Co. (x)*	21,790	152,312
OBH, Inc.*	1,603	182,069
Papa John’s International, Inc. (x)	35,918	1,429,896
Penn National Gaming, Inc.*	177,385	3,340,160
Planet Fitness, Inc., Class A*	141,767	7,601,547
PlayAGS, Inc.*	34,867	801,941
Potbelly Corp.*	34,555	278,168
RCI Hospitality Holdings, Inc.	13,509	301,656
Red Lion Hotels Corp.*	26,082	213,872
Red Robin Gourmet Burgers, Inc.*	19,910	531,995
Red Rock Resorts, Inc., Class A	111,358	2,261,681
Ruth’s Hospitality Group, Inc.	45,669	1,038,056
Scientific Games Corp., Class A*	90,300	1,614,564
SeaWorld Entertainment, Inc.*	87,689	1,937,050
Shake Shack, Inc., Class A*	40,057	1,819,389
Speedway Motorsports, Inc.	18,967	308,593
Texas Roadhouse, Inc.	108,611	6,484,077
Town Sports International Holdings, Inc.*	21,486	137,510
Wingstop, Inc.	47,083	3,022,258

		86,116,017

Household Durables (1.4%)
Bassett Furniture Industries, Inc.	14,567	291,923
Beazer Homes USA, Inc.*	51,573	488,912
Cavco Industries, Inc.*	13,754	1,793,246
Century Communities, Inc.*	42,075	726,214
Ethan Allen Interiors, Inc.	37,610	661,560
Flexsteel Industries, Inc.	11,475	253,368
GoPro, Inc., Class A (x)*	184,554	782,509
Green Brick Partners, Inc.*	34,986	253,299
Hamilton Beach Brands Holding Co., Class A	10,587	248,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Helen of Troy Ltd.*	42,527	$5,578,692
Hooker Furniture Corp.	18,046	475,332
Hovnanian Enterprises, Inc., Class A*	199,158	136,204
Installed Building Products, Inc.*	34,448	1,160,553
iRobot Corp. (x)*	43,409	3,635,070
KB Home	136,648	2,609,977
La-Z-Boy, Inc.	74,851	2,074,121
LGI Homes, Inc. (x)*	29,454	1,331,910
Lifetime Brands, Inc.	20,238	202,987
Lovesac Co. (The) (x)*	8,566	196,504
M.D.C. Holdings, Inc.	72,592	2,040,561
M/I Homes, Inc.*	44,651	938,564
Meritage Homes Corp.*	61,495	2,258,096
New Home Co., Inc. (The)*	18,534	96,933
Purple Innovation, Inc. (x)*	8,329	49,058
Roku, Inc.*	69,247	2,121,728
Skyline Champion Corp.	46,120	677,503
Sonos, Inc. (x)*	22,933	225,202
Taylor Morrison Home Corp., Class A*	191,334	3,042,211
TopBuild Corp.*	56,472	2,541,240
TRI Pointe Group, Inc.*	230,271	2,516,862
Tupperware Brands Corp.	79,109	2,497,471
Turtle Beach Corp. (x)*	11,895	169,742
Universal Electronics, Inc.*	21,435	541,877
Vuzix Corp. (x)*	35,378	170,168
William Lyon Homes, Class A*	47,671	509,603
ZAGG, Inc.*	41,543	406,290

		43,703,861

Internet & Direct Marketing Retail (0.9%)
1-800-Flowers.com, Inc., Class A*	42,641	521,499
Duluth Holdings, Inc., Class B (x)*	14,188	357,963
Etsy, Inc.*	191,738	9,120,977
Gaia, Inc. (x)*	16,882	174,898
Groupon, Inc.*	707,875	2,265,200
Lands’ End, Inc. (x)*	16,031	227,801
Leaf Group Ltd.*	24,282	166,332
Liberty Expedia Holdings, Inc., Class A*	87,956	3,439,959
Liquidity Services, Inc.*	40,657	250,854
Nutrisystem, Inc.	46,739	2,050,907
Overstock.com, Inc. (x)*	35,655	484,195
PetMed Express, Inc . (x)	30,775	715,827
Quotient Technology, Inc.*	126,033	1,346,032
Remark Holdings, Inc. (x)*	41,320	49,997
Shutterfly, Inc.*	52,954	2,131,928
Shutterstock, Inc.	29,818	1,073,746
Stamps.com, Inc.*	28,227	4,393,250

		28,771,365

Leisure Products (0.3%)
Acushnet Holdings Corp.	55,792	1,175,537
American Outdoor Brands Corp.*	86,594	1,113,599
Callaway Golf Co.	150,165	2,297,524
Clarus Corp.	29,107	294,563
Escalade, Inc.	17,176	196,665
Johnson Outdoors, Inc., Class A	7,877	462,695
Malibu Boats, Inc., Class A*	32,187	1,120,108
Marine Products Corp.	12,209	206,454
MasterCraft Boat Holdings, Inc.*	28,077	525,040
Nautilus, Inc.*	45,398	494,838
Sturm Ruger & Co., Inc.	25,716	1,368,606
Vista Outdoor, Inc.*	91,717	1,040,988
YETI Holdings, Inc.*	29,092	431,725

		10,728,342

Multiline Retail (0.3%)
Big Lots, Inc.	64,407	1,862,650
Dillard’s, Inc., Class A (x)	18,866	1,137,808
JC Penney Co., Inc. (x)*	518,292	539,024
Ollie’s Bargain Outlet Holdings, Inc.*	79,901	5,314,216

		8,853,698

Professional Services (0.0%)
Upwork, Inc.*	18,636	337,498

Specialty Retail (2.7%)
Aaron’s, Inc.	111,347	4,682,141
Abercrombie & Fitch Co., Class A	107,803	2,161,450
American Eagle Outfitters, Inc.	259,308	5,012,424
America’s Car-Mart, Inc.*	9,855	713,995
Asbury Automotive Group, Inc.*	31,485	2,098,790
Ascena Retail Group, Inc.*	280,352	703,684
At Home Group, Inc. (x)*	73,272	1,367,256
Barnes & Noble Education, Inc.*	58,311	233,827
Barnes & Noble, Inc.	92,338	654,676
Bed Bath & Beyond, Inc. (x)	214,809	2,431,638
Big 5 Sporting Goods Corp. (x)	32,020	82,932
Boot Barn Holdings, Inc.*	44,038	749,967
Buckle, Inc. (The) (x)	46,605	901,341
Caleres, Inc.	68,085	1,894,806
Camping World Holdings, Inc., Class A (x)	49,872	572,032
Carvana Co. (x)*	51,881	1,697,028
Cato Corp. (The), Class A	34,185	487,820
Chico’s FAS, Inc.	204,986	1,152,021
Children’s Place, Inc. (The)	25,679	2,313,421
Citi Trends, Inc.	17,765	362,228
Conn’s, Inc. (x)*	32,875	620,022
Container Store Group, Inc. (The)*	21,378	101,973
DSW, Inc., Class A	109,595	2,706,996
Express, Inc.*	112,441	574,574
Five Below, Inc.*	87,704	8,973,873
Francesca’s Holdings Corp. (x)*	55,607	53,983
GameStop Corp., Class A (x)	160,559	2,026,255
Genesco, Inc.*	32,165	1,424,909
GNC Holdings, Inc., Class A (x)*	124,457	294,963
Group 1 Automotive, Inc.	30,120	1,587,926
Guess?, Inc.	93,163	1,934,996
Haverty Furniture Cos., Inc.	27,808	522,234
Hibbett Sports, Inc. (x)*	29,185	417,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Hudson Ltd., Class A*	62,186	$1,066,490
J. Jill, Inc.*	25,001	133,255
Kirkland’s, Inc.*	23,696	225,823
Lithia Motors, Inc., Class A	35,970	2,745,590
Lumber Liquidators Holdings, Inc. (x)*	42,712	406,618
MarineMax, Inc.*	33,651	616,150
Monro, Inc.	51,517	3,541,794
Murphy USA, Inc.*	48,654	3,728,843
National Vision Holdings, Inc.*	101,830	2,868,551
Office Depot, Inc.	882,390	2,276,566
Party City Holdco, Inc. (x)*	88,725	885,476
Pier 1 Imports, Inc. (x)	124,409	38,044
Rent-A-Center, Inc. (x)*	69,649	1,127,617
RH (x)*	32,034	3,838,314
RTW RetailWinds, Inc.*	42,902	121,413
Sally Beauty Holdings, Inc.*	194,850	3,322,193
Shoe Carnival, Inc. (x)	16,728	560,555
Signet Jewelers Ltd. (x)	83,737	2,660,324
Sleep Number Corp.*	52,952	1,680,167
Sonic Automotive, Inc., Class A	38,828	534,273
Sportsman’s Warehouse Holdings, Inc.*	54,426	238,386
Tailored Brands, Inc.	78,196	1,066,593
Tile Shop Holdings, Inc.	68,037	372,843
Tilly’s, Inc., Class A	35,192	382,185
Winmark Corp.	3,720	591,480
Zumiez, Inc.*	30,619	586,966

		87,130,036

Textiles, Apparel & Luxury Goods (0.8%)
Crocs, Inc.*	106,372	2,763,545
Culp, Inc.	19,083	360,669
Deckers Outdoor Corp.*	46,880	5,998,296
Fossil Group, Inc.*	72,760	1,144,515
G-III Apparel Group Ltd.*	69,561	1,940,056
Movado Group, Inc.	26,086	824,839
Oxford Industries, Inc.	27,379	1,945,004
Rocky Brands, Inc.	10,271	267,046
Steven Madden Ltd.	140,645	4,255,918
Superior Group of Cos., Inc.	12,427	219,336
Unifi, Inc.*	25,214	575,888
Vera Bradley, Inc.*	34,379	294,628
Wolverine World Wide, Inc.	149,310	4,761,496

		25,351,236

Total Consumer Discretionary		350,293,482

Consumer Staples (2.6%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	13,237	3,187,999
Castle Brands, Inc. (x)*	129,033	109,743
Celsius Holdings, Inc. (x)*	33,571	116,491
Coca-Cola Bottling Co. Consolidated	7,532	1,336,026
Craft Brew Alliance, Inc.*	20,172	288,661
MGP Ingredients, Inc. (x)	21,588	1,231,595
National Beverage Corp. (x)	19,150	1,374,396
Primo Water Corp.*	52,996	742,474

		8,387,385

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	43,620	1,303,802
BJ’s Wholesale Club Holdings, Inc.*	117,672	2,607,612
Chefs’ Warehouse, Inc. (The)*	35,483	1,134,746
Ingles Markets, Inc., Class A	22,769	619,772
Natural Grocers by Vitamin Cottage, Inc.*	15,268	234,059
Performance Food Group Co.*	163,982	5,291,699
PriceSmart, Inc.	36,064	2,131,382
Rite Aid Corp. (x)*	1,651,468	1,169,735
Smart & Final Stores, Inc.*	33,284	157,766
SpartanNash Co.	56,068	963,248
United Natural Foods, Inc.*	84,334	893,097
Village Super Market, Inc., Class A	14,026	375,055
Weis Markets, Inc.	15,714	750,815

		17,632,788

Food Products (1.1%)
Alico, Inc.	4,941	145,759
B&G Foods, Inc. (x)	105,955	3,063,159
Calavo Growers, Inc.	25,653	1,871,643
Cal-Maine Foods, Inc.	49,767	2,105,144
Darling Ingredients, Inc.*	263,269	5,065,296
Dean Foods Co.	153,023	583,018
Farmer Brothers Co.*	16,064	374,773
Fresh Del Monte Produce, Inc.	49,912	1,411,012
Freshpet, Inc.*	42,591	1,369,727
Hostess Brands, Inc.*	160,073	1,751,199
J&J Snack Foods Corp.	24,018	3,472,763
John B Sanfilippo & Son, Inc.	13,881	772,616
Lancaster Colony Corp.	30,048	5,314,289
Landec Corp.*	42,430	502,371
Limoneira Co.	24,085	470,862
Sanderson Farms, Inc.	33,050	3,281,534
Seneca Foods Corp., Class A*	10,342	291,851
Simply Good Foods Co. (The)*	96,518	1,824,190
Tootsie Roll Industries, Inc. (x)	25,614	855,508

		34,526,714

Household Products (0.2%)
Central Garden & Pet Co.*	17,042	587,097
Central Garden & Pet Co., Class A*	64,089	2,002,781
Oil-Dri Corp. of America	7,361	195,067
WD-40 Co.	21,904	4,014,127

		6,799,072

Personal Products (0.3%)
Edgewell Personal Care Co.*	87,657	3,273,989
elf Beauty, Inc. (x)*	34,521	298,952
Inter Parfums, Inc.	27,817	1,823,961
Medifast, Inc.	18,589	2,323,997
Natural Health Trends Corp. (x)	11,606	214,595
Nature’s Sunshine Products, Inc.*	17,046	138,925
Revlon, Inc., Class A (x)*	12,560	316,386
USANA Health Sciences, Inc.*	20,215	2,379,912

		10,770,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Tobacco (0.1%)
22nd Century Group, Inc. (x)*	175,480	$436,945
Pyxus International, Inc. (x)*	12,619	149,661
Turning Point Brands, Inc.	11,674	317,766
Universal Corp.	39,389	2,132,915
Vector Group Ltd.	168,253	1,637,102

		4,674,389

Total Consumer Staples		82,791,065

Energy (3.2%)
Energy Equipment & Services (1.1%)
Archrock, Inc.	208,799	1,563,904
Basic Energy Services, Inc.*	31,340	120,346
Bristow Group, Inc. (x)*	50,710	123,225
C&J Energy Services, Inc.*	105,277	1,421,239
Cactus, Inc., Class A*	61,431	1,683,824
CARBO Ceramics, Inc. (x)*	33,660	117,137
Covia Holdings Corp.*	46,906	160,418
Dawson Geophysical Co.*	29,734	100,501
Diamond Offshore Drilling, Inc. (x)*	102,268	965,410
Dril-Quip, Inc.*	58,853	1,767,356
Era Group, Inc.*	28,134	245,891
Exterran Corp.*	53,778	951,871
Forum Energy Technologies, Inc.*	122,584	506,272
Frank’s International NV*	122,562	639,774
FTS International, Inc.*	50,962	362,340
Helix Energy Solutions Group, Inc.*	221,236	1,196,887
Independence Contract Drilling, Inc.*	83,596	260,820
ION Geophysical Corp.*	15,888	82,300
Keane Group, Inc.*	86,088	704,200
Key Energy Services, Inc. (x)*	14,871	30,783
KLX Energy Services Holdings, Inc.*	33,583	787,521
Liberty Oilfield Services, Inc., Class A (x)	72,927	944,405
Mammoth Energy Services, Inc.	21,231	381,733
Matrix Service Co.*	40,946	734,571
McDermott International, Inc.*	288,022	1,883,664
Natural Gas Services Group, Inc.*	19,546	321,336
NCS Multistage Holdings, Inc.*	16,518	84,077
Newpark Resources, Inc.*	140,331	964,074
Nine Energy Service, Inc.*	23,306	525,317
Noble Corp. plc*	386,295	1,012,093
Oceaneering International, Inc.*	160,389	1,940,707
Oil States International, Inc.*	98,224	1,402,639
PHI, Inc. (Non-Voting) (x)*	16,348	30,244
Pioneer Energy Services Corp.*	109,745	134,986
Profire Energy, Inc.*	33,941	49,214
ProPetro Holding Corp.*	115,427	1,422,061
Quintana Energy Services, Inc. (x)*	8,227	28,465
RigNet, Inc.*	22,152	280,001
Rowan Cos. plc, Class A*	206,104	1,729,213
SEACOR Holdings, Inc.*	27,760	1,027,120
SEACOR Marine Holdings, Inc.*	23,926	281,370
Select Energy Services, Inc., Class A*	68,032	429,962
Smart Sand, Inc. (x)*	32,212	71,511
Solaris Oilfield Infrastructure, Inc., Class A	43,911	530,884
Superior Energy Services, Inc.*	241,340	808,489
TETRA Technologies, Inc.*	183,428	308,159
Tidewater, Inc. (x)*	44,557	852,375
Unit Corp.*	82,198	1,173,787
US Silica Holdings, Inc. (x)	127,923	1,302,256

		34,446,732

Oil, Gas & Consumable Fuels (2.1%)
Abraxas Petroleum Corp.*	245,161	267,226
Adams Resources & Energy, Inc.	2,939	113,769
Alta Mesa Resources, Inc., Class A (x)*	144,252	144,252
Approach Resources, Inc. (x)*	62,387	54,401
Arch Coal, Inc., Class A	28,261	2,345,380
Ardmore Shipping Corp.*	50,154	234,219
Berry Petroleum Corp.	19,864	173,810
Bonanza Creek Energy, Inc.*	29,821	616,400
California Resources Corp.*	71,023	1,210,232
Callon Petroleum Co.*	370,085	2,401,852
Carrizo Oil & Gas, Inc.*	143,321	1,618,094
Clean Energy Fuels Corp.*	217,033	373,297
Cloud Peak Energy, Inc. (x)*	110,637	40,526
CONSOL Energy, Inc.*	45,424	1,440,395
CVR Energy, Inc.	30,271	1,043,744
Delek US Holdings, Inc.	131,539	4,276,333
Denbury Resources, Inc.*	747,907	1,278,921
DHT Holdings, Inc.	140,293	549,949
Dorian LPG Ltd.*	41,377	241,228
Earthstone Energy, Inc., Class A*	32,766	148,102
Eclipse Resources Corp.*	129,785	136,274
Energy Fuels, Inc. (x)*	128,784	367,034
EP Energy Corp., Class A (x)*	55,530	38,871
Evolution Petroleum Corp.	41,987	286,351
Frontline Ltd. (x)*	122,599	677,972
GasLog Ltd.	66,051	1,087,199
Golar LNG Ltd.	151,235	3,290,874
Goodrich Petroleum Corp.*	11,761	158,774
Green Plains, Inc.	62,109	814,249
Gulfport Energy Corp.*	279,919	1,833,469
Halcon Resources Corp. (x)*	196,084	333,343
Hallador Energy Co.	22,047	111,778
HighPoint Resources Corp.*	164,384	409,316
International Seaways, Inc.*	33,168	558,549
Isramco, Inc.*	1,124	133,194
Jagged Peak Energy, Inc. (x)*	108,527	989,766
Laredo Petroleum, Inc.*	245,015	886,954
Lilis Energy, Inc. (x)*	63,792	87,395
Matador Resources Co.*	170,233	2,643,719
Midstates Petroleum Co., Inc.*	23,446	176,079
NACCO Industries, Inc., Class A	6,344	215,062
NextDecade Corp. (x)*	11,425	61,695
Nordic American Tankers Ltd.	222,064	444,128
Northern Oil and Gas, Inc. (x)*	310,986	702,828
Oasis Petroleum, Inc.*	435,348	2,407,474

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Overseas Shipholding Group, Inc., Class A*	94,592	$157,023
Panhandle Oil and Gas, Inc., Class A	22,515	348,983
Par Pacific Holdings, Inc.*	48,186	683,278
PDC Energy, Inc.*	107,008	3,184,558
Peabody Energy Corp.	126,267	3,848,618
Penn Virginia Corp.*	20,034	1,083,038
Renewable Energy Group, Inc.*	59,723	1,534,881
Resolute Energy Corp.*	35,357	1,024,646
REX American Resources Corp.*	8,854	603,046
Ring Energy, Inc.*	86,587	439,862
Rosehill Resources, Inc. (x)*	6,755	15,064
Sanchez Energy Corp. (x)*	83,781	22,621
SandRidge Energy, Inc.*	47,458	361,155
Scorpio Tankers, Inc.	731,154	1,286,831
SemGroup Corp., Class A	135,337	1,864,944
Ship Finance International Ltd.	138,071	1,453,888
SilverBow Resources, Inc.*	10,981	259,591
Southwestern Energy Co.*	941,478	3,210,440
SRC Energy, Inc.*	399,632	1,878,270
Talos Energy, Inc.*	31,277	510,441
Teekay Corp.	104,091	347,664
Teekay Tankers Ltd., Class A	319,746	296,724
Tellurian, Inc. (x)*	133,253	926,108
Ultra Petroleum Corp.*	243,620	185,176
Uranium Energy Corp. (x)*	304,548	380,685
W&T Offshore, Inc.*	155,422	640,339
WildHorse Resource Development Corp.*	45,416	640,820
World Fuel Services Corp.	106,779	2,286,138
Zion Oil & Gas, Inc. (x)*	79,113	33,022

		66,932,331

Total Energy		101,379,063

Financials (16.3%)
Banks (8.7%)
1st Constitution Bancorp	11,468	228,557
1st Source Corp.	26,642	1,074,738
Access National Corp.	25,318	540,033
ACNB Corp.	11,425	448,431
Allegiance Bancshares, Inc.*	20,206	654,068
Amalgamated Bank, Class A	21,495	419,152
American National Bankshares, Inc.	14,283	418,635
Ameris Bancorp	69,633	2,205,277
Ames National Corp.	13,765	349,906
Arrow Financial Corp.	20,349	651,575
Atlantic Capital Bancshares, Inc.*	41,680	682,302
Auburn National Bancorporation, Inc.	3,286	104,035
Banc of California, Inc.	72,951	970,978
BancFirst Corp.	29,600	1,477,040
Bancorp, Inc. (The)*	80,177	638,209
BancorpSouth Bank	155,328	4,060,274
Bank of Commerce Holdings	22,304	244,452
Bank of Marin Bancorp	21,957	905,507
Bank of NT Butterfield & Son Ltd. (The)	86,797	2,721,086
Bank of Princeton (The)	8,587	239,577
Bankwell Financial Group, Inc.	10,965	314,805
Banner Corp.	48,239	2,579,822
Bar Harbor Bankshares	25,459	571,045
Baycom Corp.*	15,489	357,641
BCB Bancorp, Inc.	19,802	207,327
Berkshire Hills Bancorp, Inc.	63,921	1,723,949
Blue Hills Bancorp, Inc.	38,603	823,788
Boston Private Financial Holdings, Inc.	126,976	1,342,136
Bridge Bancorp, Inc.	25,642	653,615
Brookline Bancorp, Inc.	120,177	1,660,846
Bryn Mawr Bank Corp.	32,465	1,116,796
Business First Bancshares, Inc.	17,132	415,108
Byline Bancorp, Inc.*	24,540	408,836
C&F Financial Corp.	5,489	292,070
Cadence Bancorp	121,124	2,032,461
Cambridge Bancorp (x)	5,726	476,689
Camden National Corp.	25,564	919,537
Capital Bancorp, Inc.*	12,993	148,250
Capital City Bank Group, Inc.	18,338	425,625
Capstar Financial Holdings, Inc.	12,470	183,683
Carolina Financial Corp.	33,319	985,909
Cathay General Bancorp	127,751	4,283,491
CB Financial Services, Inc.	6,485	160,698
CBTX, Inc.	29,794	875,944
CenterState Bank Corp.	150,001	3,156,021
Central Pacific Financial Corp.	41,640	1,013,934
Central Valley Community Bancorp	18,592	350,831
Century Bancorp, Inc., Class A	4,377	296,454
Chemical Financial Corp.	117,856	4,314,708
Chemung Financial Corp.	5,472	226,048
Citizens & Northern Corp.	18,970	501,377
City Holding Co.	25,407	1,717,259
Civista Bancshares, Inc.	21,833	380,331
CNB Financial Corp.	23,725	544,489
Coastal Financial Corp.*	10,494	159,824
Codorus Valley Bancorp, Inc.	14,496	308,040
Columbia Banking System, Inc.	113,452	4,117,173
Community Bank System, Inc.	78,998	4,605,583
Community Bankers Trust Corp.*	31,440	226,997
Community Financial Corp. (The)	7,580	221,639
Community Trust Bancorp, Inc.	25,614	1,014,571
ConnectOne Bancorp, Inc.	51,470	950,651
County Bancorp, Inc.	8,337	144,814
Customers Bancorp, Inc.*	47,567	865,719
CVB Financial Corp.	185,431	3,751,269
Eagle Bancorp, Inc.*	49,606	2,416,308
Enterprise Bancorp, Inc.	15,843	509,511
Enterprise Financial Services Corp.	36,231	1,363,373
Equity Bancshares, Inc., Class A*	21,635	762,634
Esquire Financial Holdings, Inc.*	10,159	220,450
Evans Bancorp, Inc.	6,668	216,777
Farmers & Merchants Bancorp, Inc.	13,790	530,777

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Farmers National Banc Corp.	37,648	$479,636
FB Financial Corp.	27,531	964,136
Fidelity D&D Bancorp, Inc. (x)	4,294	275,589
Fidelity Southern Corp.	35,393	920,926
Financial Institutions, Inc.	26,834	689,634
First Bancorp (Nasdaq Stock Exchange)	49,103	1,603,704
First Bancorp (Quotrix Stock Exchange)	331,666	2,852,328
First Bancorp, Inc.	16,217	426,507
First Bancshares, Inc. (The)	20,240	612,260
First Bank	26,668	323,216
First Busey Corp.	75,994	1,864,893
First Business Financial Services, Inc.	12,018	234,471
First Choice Bancorp	13,375	302,275
First Commonwealth Financial Corp.	153,437	1,853,519
First Community Bankshares, Inc.	26,646	838,816
First Community Corp.	10,017	194,630
First Financial Bancorp	148,166	3,514,498
First Financial Bankshares, Inc. (x)	102,214	5,896,726
First Financial Corp.	20,474	822,031
First Financial Northwest, Inc.	11,737	181,571
First Foundation, Inc.*	59,792	768,925
First Guaranty Bancshares, Inc.	7,152	165,998
First Internet Bancorp	16,543	338,139
First Interstate BancSystem, Inc., Class A (x)	56,286	2,057,816
First Merchants Corp.	82,449	2,825,527
First Mid-Illinois Bancshares, Inc.	20,442	652,509
First Midwest Bancorp, Inc.	158,951	3,148,819
First Northwest Bancorp	15,710	232,979
First of Long Island Corp. (The)	39,637	790,758
First Savings Financial Group, Inc.	3,102	161,118
First United Corp.	9,750	155,220
Flushing Financial Corp.	45,437	978,259
Franklin Financial Network, Inc.*	20,626	543,908
Fulton Financial Corp.	282,244	4,369,137
FVCBankcorp, Inc.*	4,613	81,235
German American Bancorp, Inc.	33,210	922,242
Glacier Bancorp, Inc.	127,601	5,055,552
Great Southern Bancorp, Inc.	18,315	843,039
Great Western Bancorp, Inc.	88,677	2,771,156
Green Bancorp, Inc.	41,700	714,738
Guaranty Bancorp	42,869	889,532
Guaranty Bancshares, Inc.	11,366	338,934
Hancock Whitney Corp.	139,284	4,826,191
Hanmi Financial Corp.	47,715	939,985
HarborOne Bancorp, Inc.*	22,512	357,716
Heartland Financial USA, Inc.	48,330	2,124,103
Heritage Commerce Corp.	66,923	758,907
Heritage Financial Corp.	56,713	1,685,510
Hilltop Holdings, Inc.	116,408	2,075,555
Home BancShares, Inc.	262,413	4,287,828
HomeTrust Bancshares, Inc.	28,601	748,774
Hope Bancorp, Inc.	193,202	2,291,376
Horizon Bancorp, Inc.	60,060	947,747
Howard Bancorp, Inc.*	19,417	277,663
IBERIABANK Corp.	90,212	5,798,827
Independent Bank Corp./MA	42,215	2,968,137
Independent Bank Corp./MI	36,195	760,819
Independent Bank Group, Inc.	36,773	1,683,100
International Bancshares Corp.	91,818	3,158,539
Investar Holding Corp.	14,661	363,593
Investors Bancorp, Inc.	396,512	4,123,725
Lakeland Bancorp, Inc.	79,421	1,176,225
Lakeland Financial Corp.	41,425	1,663,628
LCNB Corp.	13,716	207,797
LegacyTexas Financial Group, Inc.	77,032	2,471,957
Level One Bancorp, Inc. (x)	10,200	228,786
Live Oak Bancshares, Inc.	43,113	638,504
Macatawa Bank Corp.	40,719	391,717
MB Financial, Inc.	133,957	5,308,716
MBT Financial Corp.	29,333	272,797
Mercantile Bank Corp.	28,154	795,632
Metropolitan Bank Holding Corp.*	9,847	303,780
Mid Penn Bancorp, Inc.	7,556	173,939
Middlefield Banc Corp.	4,593	194,881
Midland States Bancorp, Inc.	36,572	817,018
MidSouth Bancorp, Inc.	25,041	265,435
MidWestOne Financial Group, Inc.	19,328	479,914
MutualFirst Financial, Inc.	9,277	246,490
MVB Financial Corp.	13,878	250,359
National Bank Holdings Corp., Class A	46,797	1,444,623
National Bankshares, Inc.	10,390	378,508
National Commerce Corp.*	28,073	1,010,628
NBT Bancorp, Inc.	67,031	2,318,602
Nicolet Bankshares, Inc.*	13,591	663,241
Northeast Bancorp	10,498	175,632
Northrim BanCorp, Inc.	10,833	356,081
Norwood Financial Corp.	9,920	327,360
Oak Valley Bancorp (x)	11,068	202,544
OFG Bancorp	70,282	1,156,842
Ohio Valley Banc Corp. (x)	5,764	203,988
Old Line Bancshares, Inc.	25,435	669,449
Old National Bancorp	234,467	3,610,792
Old Second Bancorp, Inc.	52,547	683,111
Opus Bank	31,780	622,570
Origin Bancorp, Inc.	28,068	956,557
Orrstown Financial Services, Inc.	11,422	207,995
Pacific City Financial Corp.	19,262	301,450
Pacific Mercantile Bancorp*	20,344	145,460
Pacific Premier Bancorp, Inc.*	74,475	1,900,602
Park National Corp.	22,302	1,894,555
Parke Bancorp, Inc.	12,551	234,892
Peapack Gladstone Financial Corp.	31,134	783,954
Penns Woods Bancorp, Inc.	6,542	263,250
Peoples Bancorp of North Carolina, Inc.	6,656	162,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Peoples Bancorp, Inc.	28,661	$862,696
Peoples Financial Services Corp.	11,316	498,583
People’s Utah Bancorp	25,170	758,875
Preferred Bank	21,232	920,407
Premier Financial Bancorp, Inc.	18,602	277,356
QCR Holdings, Inc.	22,781	731,042
RBB Bancorp	20,619	362,276
Reliant Bancorp, Inc. (x)	17,159	395,343
Renasant Corp.	79,366	2,395,266
Republic Bancorp, Inc., Class A	14,991	580,452
Republic First Bancorp, Inc.*	72,334	431,834
S&T Bancorp, Inc.	54,146	2,048,885
Sandy Spring Bancorp, Inc.	56,433	1,768,610
SB One Bancorp	10,192	208,324
Seacoast Banking Corp. of Florida*	69,270	1,802,405
Select Bancorp, Inc.*	25,527	316,024
ServisFirst Bancshares, Inc.	75,493	2,405,962
Shore Bancshares, Inc.	20,226	294,086
Sierra Bancorp	23,522	565,234
Simmons First National Corp., Class A	140,434	3,388,672
SmartFinancial, Inc.*	16,548	302,332
South State Corp.	58,550	3,510,072
Southern First Bancshares, Inc.*	11,499	368,773
Southern National Bancorp of Virginia, Inc.	29,283	387,121
Southside Bancshares, Inc.	54,232	1,721,866
Spirit of Texas Bancshares, Inc. (x)*	16,222	369,537
State Bank Financial Corp.	60,615	1,308,678
Stock Yards Bancorp, Inc.	35,357	1,159,710
Summit Financial Group, Inc.	16,245	313,691
Tompkins Financial Corp.	24,057	1,804,516
Towne Bank	107,135	2,565,883
TriCo Bancshares	43,111	1,456,721
TriState Capital Holdings, Inc.*	39,396	766,646
Triumph Bancorp, Inc.*	37,975	1,127,858
Trustmark Corp.	104,938	2,983,387
UMB Financial Corp.	73,681	4,492,331
Union Bankshares Corp.	109,222	3,083,337
Union Bankshares, Inc. (x)	6,156	293,949
United Bankshares, Inc.	156,780	4,877,426
United Community Banks, Inc.	116,461	2,499,253
United Security Bancshares	18,780	179,912
Unity Bancorp, Inc.	10,818	224,582
Univest Corp. of Pennsylvania	47,722	1,029,364
Valley National Bancorp	523,493	4,648,618
Veritex Holdings, Inc.*	34,422	735,942
Washington Trust Bancorp, Inc.	24,180	1,149,275
WesBanco, Inc.	86,424	3,170,897
West Bancorporation, Inc.	27,784	530,397
Westamerica Bancorp	39,974	2,225,752

		277,579,691

Capital Markets (1.2%)
Arlington Asset Investment Corp., Class A (x)	45,841	331,889
Artisan Partners Asset Management, Inc., Class A	77,650	1,716,842
Ashford, Inc.	1,207	62,643
Associated Capital Group, Inc., Class A	3,173	111,785
B. Riley Financial, Inc.	32,926	467,549
Blucora, Inc.*	76,285	2,032,232
BrightSphere Investment Group plc	137,372	1,467,133
Cohen & Steers, Inc.	36,772	1,262,015
Cowen, Inc.*	45,127	601,994
Diamond Hill Investment Group, Inc.	5,267	787,153
Donnelley Financial Solutions, Inc.*	55,217	774,695
Federated Investors, Inc., Class B	155,754	4,135,269
Focus Financial Partners, Inc., Class A*	29,781	784,134
GAIN Capital Holdings, Inc. (x)	40,487	249,400
GAMCO Investors, Inc., Class A	6,652	112,352
Greenhill & Co., Inc.	29,090	709,796
Hamilton Lane, Inc., Class A	27,286	1,009,582
Houlihan Lokey, Inc.	55,838	2,054,838
INTL. FCStone, Inc.*	24,940	912,305
Investment Technology Group, Inc.	52,564	1,589,535
Ladenburg Thalmann Financial Services, Inc.	165,343	385,249
Moelis & Co., Class A	71,221	2,448,578
Oppenheimer Holdings, Inc., Class A	14,296	365,263
Piper Jaffray Cos.	23,759	1,564,293
PJT Partners, Inc., Class A	32,442	1,257,452
Pzena Investment Management, Inc., Class A	26,884	232,547
Safeguard Scientifics, Inc.*	29,978	258,410
Siebert Financial Corp. (x)*	9,707	140,363
Silvercrest Asset Management Group, Inc., Class A	13,591	179,809
Stifel Financial Corp.	113,910	4,718,152
Value Line, Inc.	2,969	77,224
Virtus Investment Partners, Inc.	10,854	862,133
Waddell & Reed Financial, Inc., Class A (x)	124,390	2,248,971
Westwood Holdings Group, Inc.	13,995	475,830
WisdomTree Investments, Inc.	183,697	1,221,585

		37,609,000

Consumer Finance (0.6%)
Curo Group Holdings Corp.*	17,212	163,342
Elevate Credit, Inc. (x)*	31,089	139,279
Encore Capital Group, Inc. (x)*	42,522	999,267
Enova International, Inc.*	52,861	1,028,675
EZCORP, Inc., Class A*	76,774	593,463
FirstCash, Inc.	70,014	5,065,513
Green Dot Corp., Class A*	75,993	6,042,963
LendingClub Corp.*	508,493	1,337,337
Nelnet, Inc., Class A	29,854	1,562,558
PRA Group, Inc.*	73,100	1,781,447
Regional Management Corp.*	15,789	379,725
World Acceptance Corp.*	10,122	1,035,076

		20,128,645

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Diversified Financial Services (0.2%)
Banco Latinoamericano de Comercio Exterior SA, Class E	48,007	$830,521
Cannae Holdings, Inc.*	111,849	1,914,855
FGL Holdings*	252,309	1,680,378
Marlin Business Services Corp.	14,035	313,402
On Deck Capital, Inc.*	80,720	476,248

		5,215,404

Insurance (2.5%)
Ambac Financial Group, Inc.*	81,870	1,411,439
American Equity Investment Life Holding Co.	138,977	3,883,017
AMERISAFE, Inc.	29,114	1,650,473
Argo Group International Holdings Ltd.	53,055	3,567,949
Citizens, Inc. (x)*	81,672	614,173
CNO Financial Group, Inc.	276,421	4,113,144
Crawford & Co., Class B	20,102	180,918
Donegal Group, Inc., Class A	14,915	203,515
eHealth, Inc.*	30,137	1,157,864
EMC Insurance Group, Inc.	15,386	490,044
Employers Holdings, Inc.	47,808	2,006,502
Enstar Group Ltd.*	19,837	3,324,086
FBL Financial Group, Inc., Class A	17,179	1,127,801
FedNat Holding Co.	19,968	397,763
Genworth Financial, Inc., Class A*	814,436	3,795,272
Global Indemnity Ltd.	13,210	478,598
Goosehead Insurance, Inc., Class A (x)*	16,558	435,310
Greenlight Capital Re Ltd., Class A (x)*	59,864	516,028
Hallmark Financial Services, Inc.*	19,655	210,112
HCI Group, Inc. (x)	12,252	622,524
Health Insurance Innovations, Inc., Class A (x)*	21,241	567,772
Heritage Insurance Holdings, Inc.	30,812	453,553
Horace Mann Educators Corp.	62,399	2,336,843
Independence Holding Co.	7,819	275,229
Investors Title Co.	2,328	411,311
James River Group Holdings Ltd.	39,422	1,440,480
Kemper Corp.	79,099	5,250,592
Kingstone Cos., Inc.	13,641	241,309
Kinsale Capital Group, Inc.	31,856	1,769,919
Maiden Holdings Ltd.	90,140	148,731
MBIA, Inc.*	145,937	1,301,758
National General Holdings Corp.	105,290	2,549,071
National Western Life Group, Inc., Class A	3,894	1,170,926
Navigators Group, Inc. (The)	32,133	2,232,922
NI Holdings, Inc.*	15,460	243,186
Primerica, Inc.	65,002	6,351,345
ProAssurance Corp.	82,367	3,340,805
Protective Insurance Corp., Class B	17,560	292,374
RLI Corp.	60,852	4,198,179
Safety Insurance Group, Inc.	22,754	1,861,505
Selective Insurance Group, Inc.	88,061	5,366,437
State Auto Financial Corp.	27,894	949,512
Stewart Information Services Corp.	35,679	1,477,111
Third Point Reinsurance Ltd.*	128,277	1,236,590
Tiptree, Inc.	38,707	216,372
Trupanion, Inc. (x)*	41,714	1,062,038
United Fire Group, Inc.	33,984	1,884,413
United Insurance Holdings Corp.	33,755	561,008
Universal Insurance Holdings, Inc.	50,977	1,933,048

		81,310,871

Mortgage Real Estate Investment Trusts (REITs) (1.0%)
AG Mortgage Investment Trust, Inc. (REIT)	50,868	810,327
Anworth Mortgage Asset Corp. (REIT)	150,341	607,378
Apollo Commercial Real Estate Finance, Inc. (REIT)	196,768	3,278,155
Arbor Realty Trust, Inc. (REIT)	89,040	896,633
Ares Commercial Real Estate Corp. (REIT)	41,870	545,985
ARMOUR Residential REIT, Inc. (REIT)	67,922	1,392,401
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	176,610	5,626,795
Capstead Mortgage Corp. (REIT)	145,197	968,464
Cherry Hill Mortgage Investment Corp. (REIT)	26,298	461,267
Colony Credit Real Estate, Inc. (REIT)	134,367	2,121,655
Dynex Capital, Inc. (REIT)	92,049	526,520
Exantas Capital Corp. (REIT)	46,740	468,335
Granite Point Mortgage Trust, Inc. (REIT)	68,381	1,232,909
Great Ajax Corp. (REIT)	25,848	311,468
Invesco Mortgage Capital, Inc. (REIT)	184,435	2,670,619
KKR Real Estate Finance Trust, Inc. (REIT)	37,449	717,148
Ladder Capital Corp. (REIT)	145,143	2,245,362
New York Mortgage Trust, Inc. (REIT)	258,380	1,521,858
Orchid Island Capital, Inc. (REIT) (x)	82,442	526,804
PennyMac Mortgage Investment Trust (REIT)‡	93,331	1,737,823
Ready Capital Corp. (REIT)	27,768	384,032
Redwood Trust, Inc. (REIT)	136,258	2,053,408
TPG RE Finance Trust, Inc. (REIT)	55,073	1,006,735
Western Asset Mortgage Capital Corp. (REIT)	68,432	570,723

		32,682,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (2.1%)
Axos Financial, Inc.*	92,248	$2,322,805
Bank7 Corp.*	3,378	45,096
BankFinancial Corp.	20,867	311,962
Beneficial Bancorp, Inc.	114,711	1,639,220
Bridgewater Bancshares, Inc.*	42,978	453,418
BSB Bancorp, Inc.*	14,178	397,835
Capitol Federal Financial, Inc.	210,256	2,684,969
Columbia Financial, Inc.*	79,392	1,213,904
Dime Community Bancshares, Inc.	53,323	905,424
Entegra Financial Corp.*	10,647	220,925
ESSA Bancorp, Inc.	14,502	226,376
Essent Group Ltd.*	154,641	5,285,629
Federal Agricultural Mortgage Corp., Class C	14,204	858,490
First Defiance Financial Corp.	32,224	789,810
Flagstar Bancorp, Inc.*	48,381	1,277,258
FS Bancorp, Inc.	6,198	265,770
Greene County Bancorp, Inc. (x)	4,975	154,822
Hingham Institution for Savings	2,213	437,599
Home Bancorp, Inc.	13,182	466,643
HomeStreet, Inc.*	39,491	838,394
Impac Mortgage Holdings, Inc. (x)*	16,156	61,070
Kearny Financial Corp.	150,084	1,924,077
LendingTree, Inc. (x)*	12,684	2,785,026
Luther Burbank Corp.	33,560	302,711
Malvern Bancorp, Inc.*	13,817	272,609
Merchants Bancorp	27,067	540,257
Meridian Bancorp, Inc.	79,498	1,138,411
Meta Financial Group, Inc.	47,430	919,668
MGIC Investment Corp.*	583,061	6,098,818
Mr Cooper Group, Inc.*	120,540	1,406,702
NMI Holdings, Inc., Class A*	102,344	1,826,840
Northfield Bancorp, Inc.	65,554	888,257
Northwest Bancshares, Inc.	148,070	2,508,306
OceanFirst Financial Corp.	80,213	1,805,595
Oconee Federal Financial Corp. (x)	2,102	52,340
Ocwen Financial Corp.*	170,361	228,284
OP Bancorp (x)*	16,645	147,641
Oritani Financial Corp.	66,096	974,916
PCSB Financial Corp.	27,258	533,166
PDL Community Bancorp*	11,961	152,383
PennyMac Financial Services, Inc.‡	12,395	263,518
Provident Bancorp, Inc.*	5,638	122,232
Provident Financial Services, Inc.	99,522	2,401,466
Prudential Bancorp, Inc.	12,798	225,245
Radian Group, Inc.	348,515	5,701,705
Riverview Bancorp, Inc.	36,722	267,336
SI Financial Group, Inc.	17,447	222,100
Southern Missouri Bancorp, Inc.	11,183	379,104
Sterling Bancorp, Inc.	35,382	245,905
Territorial Bancorp, Inc.	11,741	305,031
Timberland Bancorp, Inc.	9,198	205,115
TrustCo Bank Corp.	144,500	991,270
United Community Financial Corp.	81,854	724,408
United Financial Bancorp, Inc.	81,734	1,201,490
Walker & Dunlop, Inc.	44,585	1,928,301
Washington Federal, Inc.	129,545	3,460,147
Waterstone Financial, Inc.	42,431	711,144
Western New England Bancorp, Inc.	41,251	414,160
WSFS Financial Corp.	49,715	1,884,696

		67,017,799

Total Financials		521,544,214

Health Care (14.0%)
Biotechnology (5.6%)
Abeona Therapeutics, Inc. (x)*	46,849	334,502
ACADIA Pharmaceuticals, Inc.*	157,104	2,540,372
Acceleron Pharma, Inc.*	62,046	2,702,103
Achaogen, Inc. (x)*	50,602	62,240
Achillion Pharmaceuticals, Inc.*	200,318	318,506
Acorda Therapeutics, Inc.*	70,190	1,093,560
Adamas Pharmaceuticals, Inc. (x)*	33,342	284,741
ADMA Biologics, Inc. (x)*	28,300	67,637
Aduro Biotech, Inc.*	97,319	256,922
Adverum Biotechnologies, Inc.*	82,249	259,084
Aeglea BioTherapeutics, Inc.*	24,510	183,580
Agenus, Inc. (x)*	139,120	331,106
AgeX Therapeutics, Inc. (x)*	13,884	41,513
Aimmune Therapeutics, Inc.*	71,454	1,709,180
Akebia Therapeutics, Inc.*	140,495	776,937
Albireo Pharma, Inc.*	13,732	336,846
Alder Biopharmaceuticals, Inc. (x)*	94,883	972,551
Aldeyra Therapeutics, Inc.*	31,517	261,591
Allakos, Inc.*	13,245	692,316
Allena Pharmaceuticals, Inc.*	17,498	95,364
Allogene Therapeutics, Inc. (x)*	35,776	963,448
AMAG Pharmaceuticals, Inc.*	53,105	806,665
Amicus Therapeutics, Inc. (x)*	304,488	2,916,995
AnaptysBio, Inc.*	34,339	2,190,485
Apellis Pharmaceuticals, Inc.*	58,243	768,225
Aptinyx, Inc.*	22,193	367,072
Arbutus Biopharma Corp.*	52,878	202,523
Arcus Biosciences, Inc. (x)*	53,137	572,285
Ardelyx, Inc.*	73,573	131,696
Arena Pharmaceuticals, Inc.*	79,217	3,085,502
ArQule, Inc.*	180,259	499,317
Array BioPharma, Inc.*	333,510	4,752,517
Arrowhead Pharmaceuticals, Inc. (x)*	140,990	1,751,096
Arsanis, Inc. (x)*	6,869	15,936
Atara Biotherapeutics, Inc.*	66,811	2,321,014
Athenex, Inc. (x)*	69,675	884,176
Athersys, Inc. (x)*	187,340	269,770
Audentes Therapeutics, Inc.*	61,310	1,307,129
AVEO Pharmaceuticals, Inc. (x)*	153,344	245,350
Avid Bioservices, Inc.*	75,600	309,960
Avrobio, Inc.*	8,729	145,338
Bellicum Pharmaceuticals, Inc.*	60,433	176,464
BioCryst Pharmaceuticals, Inc. (x)*	179,452	1,448,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Biohaven Pharmaceutical Holding Co. Ltd.*	46,201	$1,708,513
BioSpecifics Technologies Corp.*	9,241	560,005
BioTime, Inc. (x)*	138,844	126,765
Blueprint Medicines Corp.*	67,253	3,625,609
Calithera Biosciences, Inc.*	46,276	185,567
Calyxt, Inc. (x)*	10,448	108,241
Cara Therapeutics, Inc. (x)*	51,872	674,336
CareDx, Inc.*	56,959	1,431,949
CASI Pharmaceuticals, Inc. (x)*	75,132	302,031
Catalyst Biosciences, Inc.*	17,883	141,097
Catalyst Pharmaceuticals, Inc. (x)*	149,185	286,435
Celcuity, Inc.*	8,758	210,104
Cellular Biomedicine Group, Inc. (x)*	18,376	324,520
ChemoCentryx, Inc.*	37,554	409,714
Chimerix, Inc.*	73,107	187,885
Clovis Oncology, Inc. (x)*	76,399	1,372,126
Cohbar, Inc.(m) (x)*	33,458	104,054
Coherus Biosciences, Inc.*	82,918	750,408
Concert Pharmaceuticals, Inc.*	32,394	406,545
Constellation Pharmaceuticals, Inc.*	4,779	19,164
Corbus Pharmaceuticals Holdings, Inc. (x)*	77,998	455,508
Corvus Pharmaceuticals, Inc.*	20,848	76,512
Crinetics Pharmaceuticals, Inc.(x)*	12,038	361,020
CTI BioPharma Corp. (x)*	76,320	55,988
Cue Biopharma, Inc. (x)*	26,667	125,335
Cytokinetics, Inc.*	71,015	448,815
CytomX Therapeutics, Inc.*	70,615	1,066,287
Deciphera Pharmaceuticals, Inc.*	14,168	297,386
Denali Therapeutics, Inc. (x)*	74,009	1,529,026
Dicerna Pharmaceuticals, Inc.*	88,132	942,131
Dynavax Technologies Corp. (x)*	100,978	923,949
Eagle Pharmaceuticals, Inc.*	17,366	699,676
Editas Medicine, Inc. (x)*	75,934	1,727,498
Eidos Therapeutics, Inc. (x)*	9,659	132,908
Emergent BioSolutions, Inc.*	73,676	4,367,513
Enanta Pharmaceuticals, Inc.*	26,955	1,909,223
Epizyme, Inc.*	102,382	630,673
Equillium, Inc.*	6,446	52,599
Esperion Therapeutics, Inc. (x)*	37,231	1,712,626
Evelo Biosciences, Inc. (x)*	20,688	269,151
Fate Therapeutics, Inc.*	96,723	1,240,956
Fennec Pharmaceuticals, Inc.*	16,738	106,788
FibroGen, Inc.*	122,781	5,682,305
Five Prime Therapeutics, Inc.*	53,574	498,238
Flexion Therapeutics, Inc. (x)*	57,591	651,930
Fortress Biotech, Inc. (x)*	44,095	37,922
Forty Seven, Inc. (x)*	14,050	220,866
G1 Therapeutics, Inc.*	37,651	721,017
Genomic Health, Inc.*	33,519	2,158,959
Geron Corp. (x)*	241,785	241,785
Global Blood Therapeutics, Inc.*	80,623	3,309,574
GlycoMimetics, Inc.*	59,257	561,164
Gritstone Oncology, Inc. (x)*	9,862	152,368
GTx, Inc. (x)*	6,915	5,394
Halozyme Therapeutics, Inc.*	206,049	3,014,497
Heron Therapeutics, Inc.*	110,107	2,856,176
Homology Medicines, Inc.*	26,224	586,369
Idera Pharmaceuticals, Inc. (x)*	31,327	86,776
Immune Design Corp.*	49,489	64,336
ImmunoGen, Inc.*	225,173	1,080,830
Immunomedics, Inc. (x)*	237,388	3,387,527
Inovio Pharmaceuticals, Inc.*	133,012	532,048
Insmed, Inc.*	125,897	1,651,769
Insys Therapeutics, Inc. (x)*	44,223	154,781
Intellia Therapeutics, Inc.*	54,538	744,444
Intercept Pharmaceuticals, Inc.*	34,896	3,517,168
Intrexon Corp. (x)*	115,707	756,724
Invitae Corp.*	102,320	1,131,659
Iovance Biotherapeutics, Inc.*	169,473	1,499,836
Ironwood Pharmaceuticals, Inc.*	229,800	2,380,728
Jounce Therapeutics, Inc.*	21,386	72,071
Kadmon Holdings, Inc. (x)*	145,388	302,407
Karyopharm Therapeutics, Inc.*	82,159	769,830
Kezar Life Sciences, Inc. (x)*	7,058	166,569
Kindred Biosciences, Inc.*	49,696	544,171
Kiniksa Pharmaceuticals Ltd., Class A (x)*	11,567	324,917
Kodiak Sciences, Inc. (x)*	12,789	90,802
Kura Oncology, Inc.*	44,558	625,594
La Jolla Pharmaceutical Co. (x)*	32,514	306,607
Lexicon Pharmaceuticals, Inc. (x)*	65,744	436,540
Ligand Pharmaceuticals, Inc.*	33,815	4,588,696
LogicBio Therapeutics, Inc.*	10,743	111,727
Loxo Oncology, Inc.*	43,352	6,072,315
MacroGenics, Inc.*	65,170	827,659
Madrigal Pharmaceuticals, Inc. (x)*	10,928	1,231,804
Magenta Therapeutics, Inc. (x)*	7,165	40,841
MannKind Corp. (x)*	212,046	224,769
MediciNova, Inc. (x)*	63,407	518,035
MeiraGTx Holdings plc (x)*	6,252	60,269
Mersana Therapeutics, Inc. (x)*	16,094	65,664
Minerva Neurosciences, Inc.*	46,439	312,999
Miragen Therapeutics, Inc.*	38,849	117,712
Mirati Therapeutics, Inc.*	31,785	1,348,320
Molecular Templates, Inc.*	13,353	53,946
Momenta Pharmaceuticals, Inc.*	126,628	1,397,973
Mustang Bio, Inc. (x)*	22,442	65,979
Myriad Genetics, Inc.*	113,338	3,294,736
NantKwest, Inc. (x)*	44,983	52,180
Natera, Inc.*	51,393	717,446
Neon Therapeutics, Inc.*	10,923	54,943
NewLink Genetics Corp.*	46,524	70,716
Novavax, Inc. (x)*	610,606	1,123,515
Nymox Pharmaceutical Corp.*	40,838	53,498
OPKO Health, Inc. (x)*	506,034	1,523,162
Organovo Holdings, Inc. (x)*	160,150	153,280
Ovid therapeutics, Inc.*	17,357	42,004
Palatin Technologies, Inc. (x)*	347,851	246,418
PDL BioPharma, Inc.*	245,206	711,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Pfenex, Inc.*	47,785	$152,434
Pieris Pharmaceuticals, Inc.*	78,651	209,212
PolarityTE, Inc. (x)*	17,463	235,576
Portola Pharmaceuticals, Inc. (x)*	106,985	2,088,347
Principia Biopharma, Inc. (x)*	8,464	231,829
Progenics Pharmaceuticals, Inc.*	134,953	566,803
Proteostasis Therapeutics, Inc.*	51,016	165,292
Prothena Corp. plc*	62,361	642,318
PTC Therapeutics, Inc.*	72,475	2,487,342
Puma Biotechnology, Inc. (x)*	47,167	959,848
Ra Pharmaceuticals, Inc.*	24,041	437,546
Radius Health, Inc.*	66,517	1,096,865
Recro Pharma, Inc.*	31,604	224,388
REGENXBIO, Inc.*	51,855	2,175,317
Repligen Corp.*	62,565	3,299,678
Replimune Group, Inc. (x)*	10,620	106,200
Retrophin, Inc.*	69,445	1,571,540
Rhythm Pharmaceuticals, Inc.*	24,575	660,576
Rigel Pharmaceuticals, Inc.*	278,079	639,582
Rocket Pharmaceuticals, Inc. (x)*	31,532	467,304
Rubius Therapeutics, Inc. (x)*	20,135	323,771
Sangamo Therapeutics, Inc.*	165,769	1,903,028
Savara, Inc. (x)*	45,852	347,100
Scholar Rock Holding Corp. (x)*	10,847	249,156
Selecta Biosciences, Inc. (x)*	28,098	74,741
Seres Therapeutics, Inc. (x)*	30,970	139,984
Solid Biosciences, Inc. (x)*	20,293	543,852
Sorrento Therapeutics, Inc. (x)*	161,377	387,305
Spark Therapeutics, Inc.*	51,396	2,011,639
Spectrum Pharmaceuticals, Inc.*	164,419	1,438,666
Spero Therapeutics, Inc.*	16,232	99,827
Spring Bank Pharmaceuticals, Inc.*	22,149	230,128
Stemline Therapeutics, Inc.*	43,171	410,125
Surface Oncology, Inc.*	11,038	46,801
Sutro Biopharma, Inc. (x)*	8,824	79,592
Syndax Pharmaceuticals, Inc.*	22,554	100,365
Synergy Pharmaceuticals, Inc. (x)*	391,092	44,545
Synlogic, Inc. (x)*	23,068	161,707
Syros Pharmaceuticals, Inc.*	37,076	206,513
T2 Biosystems, Inc. (x)*	51,650	155,467
TG Therapeutics, Inc. (x)*	102,173	418,909
Tocagen, Inc. (x)*	25,158	206,547
Translate Bio, Inc. (x)*	18,651	139,883
Twist Bioscience Corp. (x)*	7,113	164,239
Tyme Technologies, Inc. (x)*	158,793	585,946
Ultragenyx Pharmaceutical, Inc.*	77,946	3,389,092
UNITY Biotechnology, Inc. (x)*	41,282	671,245
Unum Therapeutics, Inc. (x)*	26,745	117,678
Vanda Pharmaceuticals, Inc.*	83,081	2,170,907
Veracyte, Inc.*	44,297	557,256
Verastem, Inc. (x)*	102,328	343,822
Vericel Corp.*	67,610	1,176,414
Viking Therapeutics, Inc. (x)*	98,626	754,489
Vital Therapies, Inc. (x)*	45,767	8,526
Voyager Therapeutics, Inc.*	32,541	305,885
Xencor, Inc.*	76,073	2,750,800
XOMA Corp. (x)*	9,706	122,781
Y-mAbs Therapeutics, Inc. (x)*	9,936	202,098
Zafgen, Inc.*	45,120	223,344
ZIOPHARM Oncology, Inc. (x)*	198,115	370,475

		179,979,474

Health Care Equipment & Supplies (3.4%)
Accuray, Inc.*	137,939	470,372
AngioDynamics, Inc.*	57,362	1,154,697
Anika Therapeutics, Inc.*	21,618	726,581
Antares Pharma, Inc.*	232,511	632,430
AtriCure, Inc.*	60,970	1,865,682
Atrion Corp.	2,279	1,688,921
Avanos Medical, Inc.*	75,808	3,395,440
AxoGen, Inc.*	55,827	1,140,546
Axonics Modulation Technologies, Inc. (x)*	9,597	145,011
Cardiovascular Systems, Inc.*	55,627	1,584,813
Cerus Corp.*	209,039	1,059,828
CONMED Corp.	40,249	2,583,986
CryoLife, Inc.*	56,012	1,589,621
CryoPort, Inc. (x)*	43,397	478,669
Cutera, Inc.*	20,775	353,591
CytoSorbents Corp. (x)*	48,363	390,773
ElectroCore, Inc. (x)*	7,079	44,315
Endologix, Inc.*	123,341	88,312
FONAR Corp.*	9,095	184,083
GenMark Diagnostics, Inc.*	76,758	373,044
Glaukos Corp. (x)*	54,817	3,079,071
Globus Medical, Inc., Class A*	116,776	5,054,065
Haemonetics Corp.*	83,517	8,355,876
Helius Medical Technologies, Inc. (x)*	28,108	257,469
Heska Corp.*	10,421	897,248
Inogen, Inc.*	28,783	3,573,985
Integer Holdings Corp.*	50,209	3,828,938
IntriCon Corp.*	13,018	343,415
Invacare Corp.	49,651	213,499
iRadimed Corp.*	5,173	126,532
iRhythm Technologies, Inc.*	38,600	2,681,928
Lantheus Holdings, Inc.*	59,900	937,435
LeMaitre Vascular, Inc.	26,673	630,550
LivaNova plc*	78,288	7,161,003
Meridian Bioscience, Inc.	65,797	1,142,236
Merit Medical Systems, Inc.*	85,749	4,785,652
Natus Medical, Inc.*	53,138	1,808,286
Neogen Corp.*	80,911	4,611,927
Neuronetics, Inc. (x)*	8,785	169,990
Nevro Corp.*	47,415	1,843,969
Novocure Ltd.*	118,764	3,976,219
NuVasive, Inc.*	82,790	4,103,072
Nuvectra Corp.*	25,818	421,866
NxStage Medical, Inc.*	106,767	3,055,672
OraSure Technologies, Inc.*	97,196	1,135,249
Orthofix Medical, Inc.*	28,394	1,490,401
OrthoPediatrics Corp.*	10,354	361,148
Oxford Immunotec Global plc*	38,227	488,541
Pulse Biosciences, Inc. (x)*	17,931	205,489
Quidel Corp.*	54,465	2,658,981
Rockwell Medical, Inc. (x)*	70,502	159,335
RTI Surgical, Inc.*	87,869	325,115

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
SeaSpine Holdings Corp.*	25,356	$462,494
Senseonics Holdings, Inc. (x)*	126,375	327,311
SI-BONE, Inc. (x)*	12,342	257,824
Sientra, Inc. (x)*	35,061	445,625
STAAR Surgical Co.*	70,065	2,235,774
Surmodics, Inc.*	20,967	990,900
Tactile Systems Technology, Inc.*	28,714	1,307,923
Tandem Diabetes Care, Inc.*	82,486	3,131,993
TransEnterix, Inc. (x)*	256,805	580,379
Utah Medical Products, Inc.	5,462	453,783
Varex Imaging Corp.*	61,800	1,463,424
ViewRay, Inc. (x)*	108,939	661,260
Wright Medical Group NV*	200,355	5,453,663

		107,607,230

Health Care Providers & Services (1.7%)
AAC Holdings, Inc. (x)*	21,533	30,146
Addus HomeCare Corp.*	15,718	1,066,938
Amedisys, Inc.*	42,881	5,021,794
American Renal Associates Holdings, Inc. (x)*	20,306	233,925
AMN Healthcare Services, Inc.*	74,270	4,208,138
Apollo Medical Holdings, Inc.*	5,511	109,393
BioScrip, Inc.*	209,183	746,783
BioTelemetry, Inc.*	53,123	3,172,506
Brookdale Senior Living, Inc.*	299,032	2,003,514
Capital Senior Living Corp.*	37,634	255,911
Civitas Solutions, Inc.*	25,501	446,523
Community Health Systems, Inc. (x)*	145,315	409,788
CorVel Corp.*	14,903	919,813
Cross Country Healthcare, Inc.*	53,036	388,754
Diplomat Pharmacy, Inc. (x)*	92,013	1,238,495
Ensign Group, Inc. (The)	80,083	3,106,420
Genesis Healthcare, Inc.*	83,858	98,952
Guardant Health, Inc.*	24,348	915,241
HealthEquity, Inc.*	87,137	5,197,722
LHC Group, Inc.*	47,343	4,444,561
Magellan Health, Inc.*	37,346	2,124,614
National HealthCare Corp.	19,078	1,496,669
National Research Corp.	18,128	691,402
Owens & Minor, Inc. (x)	100,584	636,697
Patterson Cos., Inc.	130,376	2,563,192
PetIQ, Inc.*	26,004	610,314
Providence Service Corp. (The)*	18,039	1,082,701
Quorum Health Corp.*	42,420	122,594
R1 RCM, Inc.*	167,177	1,329,057
RadNet, Inc.*	64,958	660,623
Select Medical Holdings Corp.*	172,580	2,649,103
Surgery Partners, Inc. (x)*	27,457	268,804
Tenet Healthcare Corp.*	133,210	2,283,219
Tivity Health, Inc.*	64,412	1,598,062
Triple-S Management Corp., Class B*	36,864	641,065
US Physical Therapy, Inc.	20,132	2,060,510
Vapotherm, Inc.*	6,267	125,027

		54,958,970

Health Care Technology (1.1%)
Allscripts Healthcare Solutions, Inc.*	278,414	2,683,911
Castlight Health, Inc., Class B*	117,695	255,398
Computer Programs & Systems, Inc.	19,035	477,778
Evolent Health, Inc., Class A*	109,027	2,175,089
HealthStream, Inc.	42,512	1,026,665
HMS Holdings Corp.*	133,905	3,766,748
Inovalon Holdings, Inc., Class A (x)*	109,909	1,558,510
Inspire Medical Systems, Inc.*	19,432	821,002
Medidata Solutions, Inc.*	92,878	6,261,835
NantHealth, Inc. (x)*	24,128	13,130
NextGen Healthcare Information Systems LLC*	87,403	1,324,155
Omnicell, Inc.*	62,559	3,831,113
Simulations Plus, Inc.	18,847	375,055
Tabula Rasa HealthCare, Inc.*	28,135	1,793,888
Teladoc Health, Inc.*	108,058	5,356,435
Vocera Communications, Inc.*	47,943	1,886,557

		33,607,269

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (x)*	39,340	452,410
Cambrex Corp.*	54,769	2,068,077
ChromaDex Corp. (x)*	57,391	196,851
Codexis, Inc.*	80,108	1,337,804
Enzo Biochem, Inc.*	61,998	172,354
Fluidigm Corp.*	41,258	355,644
Harvard Bioscience, Inc.*	47,961	152,516
Luminex Corp.	67,424	1,558,169
Medpace Holdings, Inc.*	35,001	1,852,603
NanoString Technologies, Inc.*	41,154	610,314
NeoGenomics, Inc.*	104,701	1,320,280
Pacific Biosciences of California, Inc.*	221,000	1,635,400
Quanterix Corp.*	14,817	271,299
Syneos Health, Inc.*	100,429	3,951,881

		15,935,602

Pharmaceuticals (1.7%)
Aclaris Therapeutics, Inc. (x)*	52,104	385,049
Aerie Pharmaceuticals, Inc.*	58,637	2,116,796
Akcea Therapeutics, Inc. (x)*	20,223	609,521
Akorn, Inc.*	156,944	532,040
Amneal Pharmaceuticals, Inc. (x)*	139,070	1,881,617
Amphastar Pharmaceuticals, Inc.*	55,580	1,106,042
Ampio Pharmaceuticals, Inc. (x)*	117,832	46,520
ANI Pharmaceuticals, Inc.*	12,106	545,012
Aquestive Therapeutics, Inc.*	6,944	43,747
Aratana Therapeutics, Inc.*	72,665	445,436
Arvinas, Inc. (x)*	10,892	139,962
Assembly Biosciences, Inc.*	33,465	756,978
Assertio Therapeutics, Inc.*	86,076	310,734
Clearside Biomedical, Inc.*	42,452	45,424
Collegium Pharmaceutical, Inc. (x)*	47,771	820,228

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Corcept Therapeutics, Inc. (x)*	156,646	$2,092,791
Cymabay Therapeutics, Inc.*	97,054	763,815
Dermira, Inc.*	51,649	371,356
Dova Pharmaceuticals, Inc. (x)*	17,842	135,242
Durect Corp.*	227,332	109,824
Eloxx Pharmaceuticals, Inc. (x)*	36,385	436,984
Endo International plc*	356,149	2,599,888
Evolus, Inc. (x)*	13,409	159,567
Horizon Pharma plc*	271,233	5,299,893
Innovate Biopharmaceuticals, Inc. (x)*	27,699	63,985
Innoviva, Inc.*	110,087	1,921,018
Intersect ENT, Inc.*	46,974	1,323,727
Intra-Cellular Therapies, Inc.*	73,064	832,199
Kala Pharmaceuticals, Inc.*	20,918	102,289
Lannett Co., Inc. (x)*	46,356	229,926
Liquidia Technologies, Inc.*	6,701	145,144
Mallinckrodt plc*	131,114	2,071,601
Marinus Pharmaceuticals, Inc. (x)*	54,845	157,405
Medicines Co. (The) (x)*	113,275	2,168,083
Melinta Therapeutics, Inc.*	58,830	46,635
Menlo Therapeutics, Inc.*	9,405	38,749
MyoKardia, Inc.*	54,194	2,647,919
Neos Therapeutics, Inc. (x)*	70,267	115,941
Ocular Therapeutix, Inc. (x)*	48,916	194,686
Odonate Therapeutics, Inc. (x)*	9,598	135,140
Omeros Corp. (x)*	72,435	806,926
Optinose, Inc. (x)*	31,642	196,180
Osmotica Pharmaceuticals plc (x)*	13,785	106,834
Pacira Pharmaceuticals, Inc.*	63,650	2,738,223
Paratek Pharmaceuticals, Inc. (x)*	48,120	246,856
Phibro Animal Health Corp., Class A	32,326	1,039,604
Prestige Consumer Healthcare, Inc.*	83,615	2,582,031
Reata Pharmaceuticals, Inc., Class A*	30,136	1,690,630
resTORbio, Inc. (x)*	13,789	118,861
Revance Therapeutics, Inc.*	54,276	1,092,576
scPharmaceuticals, Inc. (x)*	6,348	23,868
Sienna Biopharmaceuticals, Inc. (x)*	22,131	51,344
SIGA Technologies, Inc. (x)*	86,125	680,387
Supernus Pharmaceuticals, Inc.*	78,087	2,594,050
Teligent, Inc. (x)*	59,824	81,959
Tetraphase Pharmaceuticals, Inc.*	71,588	80,894
TherapeuticsMD, Inc. (x)*	286,104	1,090,056
Theravance Biopharma, Inc. (x)*	68,723	1,758,622
Tricida, Inc.*	19,050	449,199
Verrica Pharmaceuticals, Inc.*	7,378	60,131
WaVe Life Sciences Ltd. (x)*	28,164	1,184,015
Xeris Pharmaceuticals, Inc. (x)*	9,412	160,004
Zogenix, Inc. (x)*	66,874	2,438,226
Zomedica Pharmaceuticals Corp. (x)*	72,866	89,625

		55,310,014

Total Health Care		447,398,559

Industrials (13.3%)
Aerospace & Defense (1.1%)
AAR Corp.	53,640	2,002,918
Aerojet Rocketdyne Holdings, Inc.*	116,486	4,103,802
Aerovironment, Inc.*	33,718	2,291,138
Astronics Corp.*	34,241	1,042,639
Axon Enterprise, Inc.*	92,457	4,044,994
Cubic Corp.	40,783	2,191,678
Ducommun, Inc.*	16,743	608,106
Engility Holdings, Inc.*	29,251	832,484
Esterline Technologies Corp.*	41,992	5,099,928
KeyW Holding Corp. (The) (x)*	79,280	530,383
Kratos Defense & Security Solutions, Inc.*	142,787	2,011,869
Maxar Technologies Ltd.	89,464	1,069,989
Mercury Systems, Inc.*	75,939	3,591,155
Moog, Inc., Class A	51,885	4,020,050
National Presto Industries, Inc.	8,235	962,836
Sparton Corp.*	16,197	294,623
Triumph Group, Inc.	74,074	851,851
Vectrus, Inc.*	18,924	408,380
Wesco Aircraft Holdings, Inc.*	87,432	690,713

		36,649,536

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	94,113	2,146,717
Atlas Air Worldwide Holdings, Inc.*	39,047	1,647,393
Echo Global Logistics, Inc.*	45,184	918,591
Forward Air Corp.	47,202	2,589,030
Hub Group, Inc., Class A*	52,437	1,943,840
Radiant Logistics, Inc.*	64,658	274,796

		9,520,367

Airlines (0.5%)
Allegiant Travel Co.	20,614	2,065,935
Hawaiian Holdings, Inc.	79,727	2,105,590
Mesa Air Group, Inc.*	14,342	110,577
SkyWest, Inc.	82,557	3,671,310
Spirit Airlines, Inc.*	110,169	6,380,988

		14,334,400

Building Products (1.1%)
AAON, Inc.	65,935	2,311,681
Advanced Drainage Systems, Inc.	59,108	1,433,369
American Woodmark Corp.*	22,369	1,245,506
Apogee Enterprises, Inc.	45,442	1,356,444
Armstrong Flooring, Inc.*	34,168	404,549
Builders FirstSource, Inc.*	181,308	1,978,070
Caesarstone Ltd. (x)	34,540	469,053
Continental Building Products, Inc.*	58,584	1,490,963
CSW Industrials, Inc.*	25,529	1,234,327
Gibraltar Industries, Inc.*	51,420	1,830,038
Griffon Corp.	54,833	573,005
Insteel Industries, Inc.	29,273	710,748
JELD-WEN Holding, Inc.*	111,406	1,583,079
Masonite International Corp.*	43,072	1,930,918
NCI Building Systems, Inc.*	64,655	468,749

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Patrick Industries, Inc.*	38,588	$1,142,591
PGT Innovations, Inc.*	91,707	1,453,556
Quanex Building Products Corp.	55,415	753,090
Simpson Manufacturing Co., Inc.	66,631	3,606,736
Trex Co., Inc.*	94,823	5,628,693
Universal Forest Products, Inc.	95,401	2,476,610

		34,081,775

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	106,353	3,414,995
ACCO Brands Corp.	163,801	1,110,571
Advanced Disposal Services, Inc.*	115,227	2,758,534
Brady Corp., Class A	76,374	3,319,214
BrightView Holdings, Inc.*	39,184	400,069
Brink’s Co. (The)	80,895	5,229,862
Casella Waste Systems, Inc., Class A*	63,219	1,801,109
CECO Environmental Corp.*	46,154	311,540
Charah Solutions, Inc.*	11,950	99,783
Cimpress NV*	35,538	3,675,340
Covanta Holding Corp.	187,120	2,511,150
Deluxe Corp.	75,717	2,910,561
Ennis, Inc.	41,844	805,497
Essendant, Inc.	60,279	758,310
Healthcare Services Group, Inc. (x)	118,963	4,779,933
Heritage-Crystal Clean, Inc.*	23,274	535,535
Herman Miller, Inc.	94,743	2,865,976
HNI Corp.	69,414	2,459,338
Interface, Inc.	92,984	1,325,022
Kimball International, Inc., Class B	58,517	830,356
Knoll, Inc.	76,459	1,260,044
LSC Communications, Inc.	50,835	355,845
Matthews International Corp., Class A	50,997	2,071,498
McGrath RentCorp	38,826	1,998,762
Mobile Mini, Inc.	70,975	2,253,456
MSA Safety, Inc.	54,775	5,163,639
Multi-Color Corp.	22,979	806,333
NL Industries, Inc.*	10,418	36,567
PICO Holdings, Inc.*	28,690	262,227
Pitney Bowes, Inc.	302,514	1,787,858
Quad/Graphics, Inc. (x)	50,273	619,363
RR Donnelley & Sons Co.	110,347	436,974
SP Plus Corp.*	37,477	1,107,071
Steelcase, Inc., Class A	136,124	2,018,719
Team, Inc. (x)*	47,669	698,351
Tetra Tech, Inc.	89,017	4,608,410
UniFirst Corp.	24,641	3,525,388
US Ecology, Inc.	35,808	2,255,188
Viad Corp.	32,656	1,635,739
VSE Corp.	13,048	390,266

		75,194,393

Construction & Engineering (0.9%)
Aegion Corp.*	50,669	826,918
Ameresco, Inc., Class A*	31,598	445,532
Argan, Inc.	23,605	893,213
Comfort Systems USA, Inc.	59,444	2,596,514
Dycom Industries, Inc.*	48,283	2,609,213
EMCOR Group, Inc.	91,798	5,479,423
Granite Construction, Inc.	69,939	2,817,143
Great Lakes Dredge & Dock Corp.*	92,497	612,330
HC2 Holdings, Inc. (x)*	60,118	158,712
IES Holdings, Inc.*	14,551	226,268
Infrastructure and Energy Alternatives, Inc.*	25,673	210,262
KBR, Inc.	227,551	3,454,224
MasTec, Inc.*	101,906	4,133,307
MYR Group, Inc.*	26,098	735,181
Northwest Pipe Co.*	15,761	367,074
NV5 Global, Inc.*	14,831	898,017
Orion Group Holdings, Inc.*	38,279	164,217
Primoris Services Corp.	66,011	1,262,790
Sterling Construction Co., Inc.*	42,862	466,767
Tutor Perini Corp.*	59,426	949,033
Willscot Corp.*	55,825	525,872

		29,832,010

Electrical Equipment (0.7%)
Allied Motion Technologies, Inc.	11,539	515,678
Atkore International Group, Inc.*	62,501	1,240,020
AZZ, Inc.	42,180	1,702,385
Babcock & Wilcox Enterprises, Inc. (x)*	51,390	20,063
Encore Wire Corp.	32,835	1,647,660
Energous Corp. (x)*	35,303	204,404
EnerSys	67,600	5,246,436
Enphase Energy, Inc. (x)*	141,711	670,293
FuelCell Energy, Inc. (x)*	122,590	67,486
Generac Holdings, Inc.*	97,263	4,833,971
Plug Power, Inc. (x)*	337,687	418,732
Powell Industries, Inc.	13,890	347,389
Preformed Line Products Co.	4,838	262,462
Sunrun, Inc.*	154,624	1,683,855
Thermon Group Holdings, Inc.*	51,416	1,042,716
TPI Composites, Inc.*	24,395	599,629
Vicor Corp.*	28,191	1,065,338
Vivint Solar, Inc.*	52,075	198,406

		21,766,923

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	57,413	2,077,776

Machinery (3.3%)
Actuant Corp., Class A	97,797	2,052,759
Alamo Group, Inc.	15,160	1,172,171
Albany International Corp., Class A	46,438	2,899,124
Altra Industrial Motion Corp.	96,401	2,424,485
Astec Industries, Inc.	36,928	1,114,856
Barnes Group, Inc.	76,847	4,120,536
Blue Bird Corp.*	22,033	400,780
Briggs & Stratton Corp.	68,470	895,588
Chart Industries, Inc.*	49,846	3,241,485
CIRCOR International, Inc.	25,474	542,596
Columbus McKinnon Corp.	35,279	1,063,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Commercial Vehicle Group, Inc.*	46,545	$265,306
DMC Global, Inc.	22,626	794,625
Douglas Dynamics, Inc.	35,177	1,262,503
Eastern Co. (The)	8,012	193,730
Energy Recovery, Inc. (x)*	57,735	388,557
EnPro Industries, Inc.	33,626	2,020,923
ESCO Technologies, Inc.	40,472	2,669,128
Evoqua Water Technologies Corp.*	120,745	1,159,152
Federal Signal Corp.	95,536	1,901,166
Franklin Electric Co., Inc.	74,378	3,189,329
FreightCar America, Inc.*	20,172	134,951
Gencor Industries, Inc.*	11,016	120,846
Global Brass & Copper Holdings, Inc.	33,891	852,359
Gorman-Rupp Co. (The)	28,054	909,230
Graham Corp.	15,818	361,283
Greenbrier Cos., Inc. (The)	50,708	2,004,994
Harsco Corp.*	130,514	2,592,008
Hillenbrand, Inc.	100,998	3,830,854
Hurco Cos., Inc.	10,089	360,177
Hyster-Yale Materials Handling, Inc.	16,556	1,025,810
John Bean Technologies Corp.	50,382	3,617,931
Kadant, Inc.	17,459	1,422,210
Kennametal, Inc.	131,985	4,392,461
LB Foster Co., Class A*	14,474	230,137
Lindsay Corp.	17,427	1,677,349
Lydall, Inc.*	28,119	571,097
Manitex International, Inc.*	21,130	120,018
Manitowoc Co., Inc. (The)*	58,029	857,088
Meritor, Inc.*	131,416	2,222,245
Milacron Holdings Corp.*	109,667	1,303,941
Miller Industries, Inc.	17,530	473,310
Mueller Industries, Inc.	92,088	2,151,176
Mueller Water Products, Inc., Class A	247,000	2,247,700
Navistar International Corp.*	78,658	2,041,175
NN, Inc.	63,092	423,347
Omega Flex, Inc.	4,531	244,991
Park-Ohio Holdings Corp.	13,206	405,292
Proto Labs, Inc.*	43,679	4,926,554
RBC Bearings, Inc.*	38,284	5,019,032
REV Group, Inc. (x)	44,250	332,318
Rexnord Corp.*	168,869	3,875,544
Spartan Motors, Inc.	51,074	369,265
SPX Corp.*	71,061	1,990,419
SPX FLOW, Inc.*	67,727	2,060,255
Standex International Corp.	20,031	1,345,683
Sun Hydraulics Corp.	47,383	1,572,642
Tennant Co.	29,376	1,530,783
Titan International, Inc.	75,363	351,192
TriMas Corp.*	73,357	2,001,913
Twin Disc, Inc.*	16,836	248,331
Wabash National Corp.	88,124	1,152,662
Watts Water Technologies, Inc., Class A	45,130	2,912,239
Woodward, Inc.	85,548	6,355,361

		106,410,281

Marine (0.1%)
Costamare, Inc.	83,027	364,488
Eagle Bulk Shipping, Inc.*	70,774	326,268
Genco Shipping & Trading Ltd.*	17,299	136,489
Matson, Inc.	67,594	2,164,360
Safe Bulkers, Inc.*	69,697	124,061
Scorpio Bulkers, Inc.	90,007	497,739

		3,613,405

Professional Services (1.3%)
Acacia Research Corp.*	70,128	208,981
ASGN, Inc.*	81,725	4,454,013
Barrett Business Services, Inc.	11,017	630,723
BG Staffing, Inc.	13,317	274,996
CBIZ, Inc.*	81,311	1,601,827
CRA International, Inc.	13,009	553,533
Exponent, Inc.	82,996	4,208,727
Forrester Research, Inc.	16,260	726,822
Franklin Covey Co.*	14,199	317,064
FTI Consulting, Inc.*	61,189	4,077,635
GP Strategies Corp.*	18,537	233,752
Heidrick & Struggles International, Inc.	30,661	956,317
Huron Consulting Group, Inc.*	35,616	1,827,457
ICF International, Inc.	29,257	1,895,268
InnerWorkings, Inc.*	69,032	258,180
Insperity, Inc.	61,286	5,721,661
Kelly Services, Inc., Class A	48,878	1,001,021
Kforce, Inc.	36,387	1,125,086
Korn/Ferry International	92,560	3,659,822
Mistras Group, Inc.*	29,834	429,013
Navigant Consulting, Inc.	67,935	1,633,837
Resources Connection, Inc.	46,132	655,074
TriNet Group, Inc.*	70,616	2,962,341
TrueBlue, Inc.*	63,224	1,406,734
WageWorks, Inc.*	65,192	1,770,615
Willdan Group, Inc.*	15,840	554,083

		43,144,582

Road & Rail (0.4%)
ArcBest Corp.	41,723	1,429,430
Avis Budget Group, Inc.*	106,495	2,394,008
Covenant Transportation Group, Inc., Class A*	19,582	375,974
Daseke, Inc.*	61,850	227,608
Heartland Express, Inc.	74,632	1,365,766
Hertz Global Holdings, Inc.*	89,477	1,221,361
Marten Transport Ltd.	61,821	1,000,882
PAM Transportation Services, Inc.*	3,209	126,467
Saia, Inc.*	41,058	2,291,857
Universal Logistics Holdings, Inc.	12,641	228,676
US Xpress Enterprises, Inc., Class A*	28,324	158,898
USA Truck, Inc.*	11,881	177,858
Werner Enterprises, Inc.	75,826	2,239,900
YRC Worldwide, Inc.*	50,107	157,837

		13,396,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (1.1%)
Aircastle Ltd.	88,617	$1,527,757
Applied Industrial Technologies, Inc.	61,557	3,320,384
Beacon Roofing Supply, Inc.*	109,996	3,489,073
BlueLinx Holdings, Inc. (x)*	13,427	331,781
BMC Stock Holdings, Inc.*	106,160	1,643,357
CAI International, Inc.*	27,775	645,213
DXP Enterprises, Inc.*	24,625	685,560
EVI Industries, Inc. (x)	6,645	221,611
Foundation Building Materials, Inc.*	23,744	197,313
GATX Corp.	60,334	4,272,250
General Finance Corp.*	19,784	200,016
GMS, Inc.*	51,615	766,999
H&E Equipment Services, Inc.	51,385	1,049,282
Herc Holdings, Inc.*	38,961	1,012,596
Kaman Corp.	43,893	2,461,958
Lawson Products, Inc.*	10,706	338,310
MRC Global, Inc.*	139,938	1,711,442
Nexeo Solutions, Inc.*	48,803	419,218
NOW, Inc.*	172,840	2,011,858
Rush Enterprises, Inc., Class A	47,588	1,640,834
Rush Enterprises, Inc., Class B	9,062	322,607
SiteOne Landscape Supply, Inc. (x)*	65,497	3,620,019
Systemax, Inc.	19,875	474,814
Textainer Group Holdings Ltd.*	41,937	417,692
Titan Machinery, Inc.*	31,751	417,526
Triton International Ltd.	83,588	2,597,079
Veritiv Corp.*	17,334	432,830
Willis Lease Finance Corp.*	6,061	209,711

		36,439,090

Total Industrials		426,461,060

Information Technology (13.2%)
Communications Equipment (1.5%)
Acacia Communications, Inc.*	44,471	1,689,898
ADTRAN, Inc.	78,371	841,705
Aerohive Networks, Inc.*	50,768	165,504
Applied Optoelectronics, Inc. (x)*	31,632	488,082
CalAmp Corp.*	52,874	687,891
Calix, Inc.*	68,760	670,410
Casa Systems, Inc.*	39,180	514,433
Ciena Corp.*	229,997	7,799,198
Clearfield, Inc.*	16,760	166,259
Comtech Telecommunications Corp.	37,338	908,807
DASAN Zhone Solutions, Inc.*	8,107	112,768
Digi International, Inc.*	40,250	406,123
Extreme Networks, Inc.*	174,280	1,063,108
Finisar Corp.*	188,979	4,081,946
Harmonic, Inc.*	131,559	620,959
Infinera Corp.*	240,682	960,321
InterDigital, Inc.	56,284	3,738,946
KVH Industries, Inc.*	26,580	273,508
Lumentum Holdings, Inc.*	119,341	5,013,515
NETGEAR, Inc.*	49,817	2,591,979
NetScout Systems, Inc.*	121,383	2,868,280
Plantronics, Inc.	53,758	1,779,390
Quantenna Communications, Inc.*	55,575	797,501
Ribbon Communications, Inc.*	86,717	417,976
ViaSat, Inc. (x)*	89,421	5,271,368
Viavi Solutions, Inc.*	366,887	3,687,214

		47,617,089

Electronic Equipment, Instruments & Components (2.2%)
Anixter International, Inc.*	46,867	2,545,347
Arlo Technologies, Inc. (x)*	16,753	167,195
AVX Corp.	76,821	1,171,520
Badger Meter, Inc.	45,658	2,246,830
Bel Fuse, Inc., Class B	13,809	254,362
Belden, Inc.	65,869	2,751,348
Benchmark Electronics, Inc.	71,062	1,505,093
Control4 Corp.*	43,164	759,686
CTS Corp.	52,234	1,352,338
Daktronics, Inc.	58,344	431,746
Electro Scientific Industries, Inc.*	52,115	1,561,365
ePlus, Inc.*	21,808	1,552,075
Fabrinet*	58,230	2,987,781
FARO Technologies, Inc.*	27,875	1,132,840
Fitbit, Inc., Class A*	339,404	1,686,838
II-VI, Inc.*	101,626	3,298,780
Insight Enterprises, Inc.*	56,049	2,283,997
Iteris, Inc.*	34,075	127,100
Itron, Inc.*	54,139	2,560,233
KEMET Corp.	90,853	1,593,562
Kimball Electronics, Inc.*	39,901	618,066
Knowles Corp.*	140,078	1,864,438
Maxwell Technologies, Inc. (x)*	53,698	111,155
Mesa Laboratories, Inc.	5,528	1,151,980
Methode Electronics, Inc.	57,049	1,328,671
MTS Systems Corp.	28,706	1,151,972
Napco Security Technologies, Inc.*	20,348	320,481
nLight, Inc.*	37,588	668,315
Novanta, Inc.*	52,881	3,331,503
OSI Systems, Inc.*	26,986	1,978,074
PAR Technology Corp.*	16,815	365,726
Park Electrochemical Corp.	30,950	559,267
PC Connection, Inc.	18,462	548,875
Plexus Corp.*	49,885	2,548,126
Rogers Corp.*	29,186	2,891,165
Sanmina Corp.*	107,730	2,591,984
ScanSource, Inc.*	40,464	1,391,152
SYNNEX Corp.	66,903	5,408,439
Tech Data Corp.*	61,327	5,017,162
TTM Technologies, Inc.*	152,885	1,487,571
Vishay Intertechnology, Inc.	212,858	3,833,573
Vishay Precision Group, Inc.*	16,130	487,610

		71,625,341

IT Services (1.8%)
Brightcove, Inc.*	53,064	373,571
CACI International, Inc., Class A*	39,354	5,668,157
Carbonite, Inc.*	52,619	1,329,156
Cardtronics plc, Class A*	64,073	1,665,898
Cass Information Systems, Inc.	22,620	1,197,050
ConvergeOne Holdings, Inc.	41,882	518,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CSG Systems International, Inc.	52,266	$1,660,491
Endurance International Group Holdings, Inc.*	114,782	763,300
Everi Holdings, Inc.*	105,588	543,778
EVERTEC, Inc.	98,766	2,834,584
Evo Payments, Inc., Class A (x)*	39,512	974,761
Exela Technologies, Inc. (x)*	70,007	272,327
ExlService Holdings, Inc.*	53,154	2,796,963
GTT Communications, Inc. (x)*	68,215	1,613,967
Hackett Group, Inc. (The)	36,572	585,518
I3 Verticals, Inc., Class A (x)*	13,323	321,084
Information Services Group, Inc.*	58,102	246,352
Internap Corp.*	43,406	180,135
Limelight Networks, Inc.*	162,664	380,634
LiveRamp Holdings, Inc. (x)*	125,841	4,861,238
ManTech International Corp., Class A	42,326	2,213,438
MAXIMUS, Inc.	102,175	6,650,571
MoneyGram International, Inc.*	43,712	87,424
NIC, Inc.	103,018	1,285,665
Perficient, Inc.*	52,833	1,176,063
Perspecta, Inc.	231,484	3,986,154
PFSweb, Inc.*	22,066	113,199
Presidio, Inc.	60,465	789,068
PRGX Global, Inc.*	35,293	334,225
Science Applications International Corp.	68,073	4,336,250
ServiceSource International, Inc.*	112,615	121,624
Sykes Enterprises, Inc.*	62,026	1,533,903
Travelport Worldwide Ltd.	203,135	3,172,969
TTEC Holdings, Inc.	21,676	619,283
Tucows, Inc., Class A (x)*	15,593	936,516
Unisys Corp. (x)*	79,525	924,876
Virtusa Corp.*	46,033	1,960,545

		59,029,236

Semiconductors & Semiconductor Equipment (2.5%)
ACM Research, Inc., Class A (x)*	12,055	131,158
Adesto Technologies Corp. (x)*	39,253	172,713
Advanced Energy Industries, Inc.*	62,475	2,682,052
Alpha & Omega Semiconductor Ltd.*	35,335	360,064
Ambarella, Inc. (x)*	50,510	1,766,840
Amkor Technology, Inc.*	162,432	1,065,554
Aquantia Corp.*	32,029	280,894
Axcelis Technologies, Inc.*	52,582	935,960
AXT, Inc.*	55,535	241,577
Brooks Automation, Inc.	112,507	2,945,433
Cabot Microelectronics Corp.	45,528	4,341,095
CEVA, Inc.*	35,440	782,870
Cirrus Logic, Inc.*	96,901	3,215,175
Cohu, Inc.	62,175	999,152
Cree, Inc.*	161,596	6,912,269
Diodes, Inc.*	64,187	2,070,673
Entegris, Inc.	227,899	6,357,243
FormFactor, Inc.*	118,962	1,676,175
Ichor Holdings Ltd. (x)*	37,315	608,234
Impinj, Inc. (x)*	24,308	353,681
Inphi Corp.*	69,323	2,228,734
Integrated Device Technology, Inc.*	207,754	10,061,526
Kopin Corp.*	87,727	87,639
Lattice Semiconductor Corp.*	184,268	1,275,135
MACOM Technology Solutions Holdings, Inc.*	72,608	1,053,542
MaxLinear, Inc.*	103,011	1,812,994
Nanometrics, Inc.*	36,243	990,521
NeoPhotonics Corp.*	57,156	370,371
NVE Corp.	7,665	670,994
PDF Solutions, Inc.*	41,938	353,537
Photronics, Inc.*	109,413	1,059,118
Power Integrations, Inc.	45,568	2,778,737
Rambus, Inc.*	178,490	1,369,018
Rudolph Technologies, Inc.*	50,739	1,038,627
Semtech Corp.*	104,581	4,797,130
Silicon Laboratories, Inc.*	68,922	5,431,743
SMART Global Holdings, Inc. (x)*	15,761	468,102
SunPower Corp. (x)*	97,971	486,916
Synaptics, Inc.*	56,298	2,094,849
Ultra Clean Holdings, Inc.*	59,977	508,005
Veeco Instruments, Inc.*	79,088	586,042
Xperi Corp.	77,826	1,431,220

		78,853,312

Software (5.0%)
8x8, Inc.*	152,848	2,757,378
A10 Networks, Inc.*	89,337	557,463
ACI Worldwide, Inc.*	184,498	5,105,060
Agilysys, Inc.*	25,274	362,429
Alarm.com Holdings, Inc.*	50,280	2,608,024
Altair Engineering, Inc., Class A*	40,488	1,116,659
Alteryx, Inc., Class A (x)*	47,367	2,816,916
Amber Road, Inc.*	35,693	293,753
American Software, Inc., Class A	42,914	448,451
Anaplan, Inc.*	29,930	794,342
Appfolio, Inc., Class A*	25,437	1,506,379
Apptio, Inc., Class A (x)*	56,378	2,140,109
Asure Software, Inc. (x)*	14,850	75,438
Avalara, Inc.*	14,453	450,211
Avaya Holdings Corp.*	166,671	2,426,730
Benefitfocus, Inc.*	35,955	1,643,863
Blackbaud, Inc.	77,658	4,884,688
Blackline, Inc.*	59,239	2,425,837
Bottomline Technologies DE, Inc.*	67,933	3,260,784
Box, Inc., Class A*	196,850	3,322,828
Carbon Black, Inc. (x)*	63,943	858,115
ChannelAdvisor Corp.*	38,988	442,514
Cision Ltd.*	108,319	1,267,332
Cloudera, Inc.*	171,874	1,900,926
CommVault Systems, Inc.*	64,195	3,793,283
Cornerstone OnDemand, Inc.*	87,785	4,426,998
Coupa Software, Inc.*	87,413	5,494,781
Digimarc Corp.*	17,738	257,201
Domo, Inc., Class B (x)*	12,469	244,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Ebix, Inc. (x)	39,219	$1,669,161
eGain Corp.*	26,519	174,230
Ellie Mae, Inc. (x)*	55,823	3,507,359
Envestnet, Inc.*	71,540	3,519,053
Everbridge, Inc.*	42,838	2,431,485
Five9, Inc.*	92,302	4,035,443
ForeScout Technologies, Inc.*	47,028	1,222,258
Fusion Connect, Inc. (x)*	31,205	52,424
Hortonworks, Inc.*	117,844	1,699,311
HubSpot, Inc.*	59,473	7,477,540
Imperva, Inc.*	56,835	3,165,141
Instructure, Inc.*	50,843	1,907,121
j2 Global, Inc.	74,897	5,196,354
LivePerson, Inc.*	95,807	1,806,920
Majesco*	11,912	84,456
MicroStrategy, Inc., Class A*	15,363	1,962,623
MINDBODY, Inc., Class A*	70,041	2,549,492
Mitek Systems, Inc.*	49,503	535,127
MobileIron, Inc.*	122,641	562,922
Model N, Inc.*	41,560	549,839
Monotype Imaging Holdings, Inc.	68,659	1,065,588
New Relic, Inc.*	72,443	5,865,710
OneSpan, Inc.*	52,448	679,202
Park City Group, Inc. (x)*	22,715	135,609
Paylocity Holding Corp.*	47,049	2,832,820
Progress Software Corp.	72,036	2,556,558
PROS Holdings, Inc.*	51,316	1,611,322
Q2 Holdings, Inc.*	60,349	2,990,293
QAD, Inc., Class A	16,956	666,879
QAD, Inc., Class B	249	7,351
Qualys, Inc.*	54,617	4,082,075
Rapid7, Inc.*	59,675	1,859,473
Rimini Street, Inc. (x)*	12,405	63,886
SailPoint Technologies Holding, Inc.*	112,156	2,634,544
SecureWorks Corp., Class A (x)*	14,823	250,360
SendGrid, Inc.*	47,565	2,053,381
ShotSpotter, Inc.*	10,891	339,581
SPS Commerce, Inc.*	27,704	2,282,256
SVMK, Inc. (x)*	32,204	395,143
Telaria, Inc.*	65,206	178,012
Telenav, Inc.*	46,275	187,877
Tenable Holdings, Inc.*	20,956	465,014
TiVo Corp.	190,826	1,795,673
Trade Desk, Inc. (The), Class A*	53,459	6,204,452
Upland Software, Inc.*	25,741	699,640
Varonis Systems, Inc.*	45,289	2,395,788
Verint Systems, Inc.*	104,054	4,402,525
Veritone, Inc. (x)*	10,826	41,139
VirnetX Holding Corp. (x)*	77,376	185,702
Workiva, Inc.*	45,914	1,647,853
Yext, Inc.*	134,559	1,998,201
Zix Corp.*	86,758	497,123
Zscaler, Inc. (x)*	97,577	3,825,994

		158,688,541

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	176,496	1,794,964
Avid Technology, Inc.*	38,865	184,609
Cray, Inc.*	64,911	1,401,428
Diebold Nixdorf, Inc. (x)	114,389	284,829
Eastman Kodak Co. (x)*	24,214	61,746
Electronics For Imaging, Inc.*	71,653	1,776,994
Immersion Corp.*	38,922	348,741
Stratasys Ltd.*	83,516	1,504,123
USA Technologies, Inc.*	90,940	353,757

		7,711,191

Total Information Technology		423,524,710

Materials (3.3%)
Chemicals (1.6%)
Advanced Emissions Solutions, Inc. (x)	6,374	67,246
AdvanSix, Inc.*	49,219	1,197,991
AgroFresh Solutions, Inc. (x)*	47,501	180,029
American Vanguard Corp.	46,604	707,915
Amyris, Inc. (x)*	49,806	166,352
Balchem Corp.	51,672	4,048,501
Chase Corp.	11,711	1,171,686
Ferro Corp.*	134,933	2,115,749
Flotek Industries, Inc. (x)*	86,180	93,936
FutureFuel Corp.	39,460	625,836
GCP Applied Technologies, Inc.*	114,254	2,804,936
Hawkins, Inc.	15,856	649,303
HB Fuller Co.	81,676	3,485,115
Ingevity Corp.*	68,039	5,694,184
Innophos Holdings, Inc.	32,006	785,107
Innospec, Inc.	38,490	2,377,142
Intrepid Potash, Inc.*	158,847	413,002
Koppers Holdings, Inc.*	31,579	538,106
Kraton Corp.*	49,874	1,089,248
Kronos Worldwide, Inc.	34,768	400,527
LSB Industries, Inc.*	32,279	178,180
Marrone Bio Innovations, Inc. (x)*	79,345	116,637
Minerals Technologies, Inc.	58,171	2,986,499
OMNOVA Solutions, Inc.*	65,164	477,652
PolyOne Corp.	130,106	3,721,032
PQ Group Holdings, Inc.*	59,326	878,618
Quaker Chemical Corp.	20,996	3,731,199
Rayonier Advanced Materials, Inc.	79,066	842,053
Sensient Technologies Corp.	68,343	3,816,957
Stepan Co.	32,252	2,386,648
Trecora Resources*	32,064	250,099
Tredegar Corp.	41,749	662,139
Trinseo SA	69,324	3,173,653
Tronox Ltd., Class A	148,008	1,151,502
Valhi, Inc.	38,926	75,127

		53,059,906

Construction Materials (0.1%)
Forterra, Inc. (x)*	30,385	114,248
Summit Materials, Inc., Class A*	179,506	2,225,874
United States Lime & Minerals, Inc.	3,143	223,153
US Concrete, Inc. (x)*	26,108	921,090

		3,484,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Containers & Packaging (0.1%)
Greif, Inc., Class A	41,681	$1,546,782
Greif, Inc., Class B	8,783	389,965
Myers Industries, Inc.	55,902	844,679
UFP Technologies, Inc.*	10,667	320,437

		3,101,863

Metals & Mining (1.1%)
AK Steel Holding Corp. (x)*	508,113	1,143,254
Allegheny Technologies, Inc.*	202,849	4,416,023
Carpenter Technology Corp.	74,236	2,643,544
Century Aluminum Co.*	82,069	599,924
Cleveland-Cliffs, Inc. (x)	478,895	3,682,703
Coeur Mining, Inc.*	297,362	1,329,208
Commercial Metals Co.	188,425	3,018,568
Compass Minerals International, Inc.	54,062	2,253,845
Gold Resource Corp.	86,099	344,396
Haynes International, Inc.	19,474	514,114
Hecla Mining Co.	725,814	1,712,921
Kaiser Aluminum Corp.	25,780	2,301,896
Livent Corp. (x)*	39,029	538,600
Materion Corp.	31,624	1,422,764
Olympic Steel, Inc.	14,860	212,052
Ramaco Resources, Inc. (x)*	8,337	41,268
Ryerson Holding Corp.*	27,264	172,854
Schnitzer Steel Industries, Inc., Class A	43,030	927,297
SunCoke Energy, Inc.*	105,425	901,384
Synalloy Corp.	11,453	190,005
Tahoe Resources, Inc.*	500,578	1,827,110
TimkenSteel Corp.*	61,277	535,561
Universal Stainless & Alloy Products, Inc.*	13,572	220,002
Warrior Met Coal, Inc.	69,575	1,677,453
Worthington Industries, Inc.	67,583	2,354,592

		34,981,338

Paper & Forest Products (0.4%)
Boise Cascade Co.	61,046	1,455,947
Clearwater Paper Corp.*	25,137	612,589
Louisiana-Pacific Corp.	227,799	5,061,694
Neenah, Inc.	27,281	1,607,397
PH Glatfelter Co.	70,977	692,735
Schweitzer-Mauduit International, Inc.	48,710	1,220,185
Verso Corp., Class A*	54,278	1,215,827

		11,866,374

Total Materials		106,493,846

Real Estate (6.6%)
Equity Real Estate Investment Trusts (REITs) (6.0%)
Acadia Realty Trust (REIT)	129,584	3,078,916
Agree Realty Corp. (REIT)	53,293	3,150,682
Alexander & Baldwin, Inc. (REIT)*	112,947	2,075,966
Alexander’s, Inc. (REIT)	3,583	1,091,883
American Assets Trust, Inc. (REIT)	61,620	2,475,275
Americold Realty Trust (REIT) (x)	139,113	3,552,946
Armada Hoffler Properties, Inc. (REIT)	77,371	1,087,836
Ashford Hospitality Trust, Inc. (REIT)	149,828	599,312
Bluerock Residential Growth REIT, Inc. (REIT)	38,695	349,029
Braemar Hotels & Resorts, Inc. (REIT)	45,636	407,530
BRT Apartments Corp. (REIT)	11,917	136,331
CareTrust REIT, Inc. (REIT)	124,695	2,301,870
CatchMark Timber Trust, Inc. (REIT), Class A	74,029	525,606
CBL & Associates Properties, Inc. (REIT) (x)	280,191	537,967
Cedar Realty Trust, Inc. (REIT)	133,406	418,895
Chatham Lodging Trust (REIT)	74,602	1,318,963
Chesapeake Lodging Trust (REIT)	95,190	2,317,877
City Office REIT, Inc. (REIT)	66,417	680,774
Clipper Realty, Inc. (REIT) (x)	22,174	289,814
Community Healthcare Trust, Inc. (REIT)	28,885	832,755
CoreCivic, Inc. (REIT)	191,916	3,421,862
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	19,624	649,162
CorePoint Lodging, Inc. (REIT)	68,583	840,142
Cousins Properties, Inc. (REIT)	661,499	5,225,842
DiamondRock Hospitality Co. (REIT)	332,637	3,020,344
Easterly Government Properties, Inc. (REIT)	96,626	1,515,096
EastGroup Properties, Inc. (REIT)	55,336	5,075,971
Farmland Partners, Inc. (REIT) (x)	50,316	228,435
First Industrial Realty Trust, Inc. (REIT)	199,486	5,757,166
Four Corners Property Trust, Inc. (REIT)	105,107	2,753,803
Franklin Street Properties Corp. (REIT)	166,112	1,034,878
Front Yard Residential Corp. (REIT)	79,575	694,690
GEO Group, Inc. (The) (REIT)	194,002	3,821,839
Getty Realty Corp. (REIT)	53,143	1,562,936
Gladstone Commercial Corp. (REIT)	52,060	932,915
Gladstone Land Corp. (REIT)	19,053	218,728
Global Medical REIT, Inc. (REIT)	30,179	268,291
Global Net Lease, Inc. (REIT)	120,174	2,117,466
Government Properties Income Trust (REIT) (x)	132,912	913,105
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	83,122	1,583,474
Healthcare Realty Trust, Inc. (REIT)	199,491	5,673,524
Hersha Hospitality Trust (REIT)	55,924	980,907
Independence Realty Trust, Inc. (REIT)	142,228	1,305,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrial Logistics Properties Trust (REIT) (x)	102,891	$2,023,875
InfraREIT, Inc. (REIT)*	69,691	1,464,905
Innovative Industrial Properties, Inc. (REIT) (x)	14,842	673,678
Investors Real Estate Trust (REIT)	18,577	911,554
iStar, Inc. (REIT)	108,020	990,543
Jernigan Capital, Inc. (REIT)	28,180	558,528
Kite Realty Group Trust (REIT)	139,211	1,961,483
Lexington Realty Trust (REIT)	344,414	2,827,639
LTC Properties, Inc. (REIT)	63,678	2,654,099
Mack-Cali Realty Corp. (REIT)	147,316	2,885,920
MedEquities Realty Trust, Inc. (REIT)	44,199	302,321
Monmouth Real Estate Investment Corp. (REIT)	142,989	1,773,064
National Health Investors, Inc. (REIT)	64,962	4,907,229
National Storage Affiliates Trust (REIT)	90,661	2,398,890
New Senior Investment Group, Inc. (REIT)	114,781	472,898
NexPoint Residential Trust, Inc. (REIT)	29,881	1,047,329
NorthStar Realty Europe Corp. (REIT)	70,398	1,023,587
One Liberty Properties, Inc. (REIT)	22,738	550,714
Pebblebrook Hotel Trust (REIT)	219,887	6,225,001
Pennsylvania REIT (REIT) (x)	116,316	690,917
Physicians Realty Trust (REIT)	293,629	4,706,873
Piedmont Office Realty Trust, Inc. (REIT), Class A	207,817	3,541,202
PotlatchDeltic Corp. (REIT)	107,402	3,398,199
Preferred Apartment Communities, Inc. (REIT), Class A (x)	66,492	934,878
PS Business Parks, Inc. (REIT)	31,604	4,140,124
QTS Realty Trust, Inc. (REIT), Class A	81,216	3,009,053
Retail Opportunity Investments Corp. (REIT)	184,757	2,933,941
Rexford Industrial Realty, Inc. (REIT)	147,818	4,356,196
RLJ Lodging Trust (REIT)	280,902	4,606,793
RPT Realty (REIT)	125,155	1,495,602
Ryman Hospitality Properties, Inc. (REIT)	71,692	4,781,139
Sabra Health Care REIT, Inc. (REIT)	287,118	4,731,705
Safety Income & Growth, Inc. (REIT) (x)	13,379	251,659
Saul Centers, Inc. (REIT)	18,563	876,545
Select Income REIT (REIT)	141,863	1,044,112
Seritage Growth Properties (REIT), Class A (x)	53,594	1,732,694
Spirit MTA REIT (REIT)	71,148	507,285
STAG Industrial, Inc. (REIT)	159,535	3,969,231
Summit Hotel Properties, Inc. (REIT)	163,009	1,586,078
Sunstone Hotel Investors, Inc. (REIT)	368,714	4,796,969
Tanger Factory Outlet Centers, Inc. (REIT)	142,586	2,883,089
Terreno Realty Corp. (REIT)	93,438	3,286,214
Tier REIT, Inc. (REIT)	89,559	1,847,602
UMH Properties, Inc. (REIT)	54,543	645,789
Universal Health Realty Income Trust (REIT)	20,644	1,266,922
Urban Edge Properties (REIT)	181,181	3,011,228
Urstadt Biddle Properties, Inc. (REIT), Class A	48,617	934,419
Washington Prime Group, Inc. (REIT)	307,422	1,494,071
Washington REIT (REIT)	132,007	3,036,161
Whitestone REIT (REIT)	61,897	758,857
Xenia Hotels & Resorts, Inc. (REIT)	179,949	3,095,123

		192,830,383

Real Estate Management & Development (0.6%)
Altisource Portfolio Solutions SA (x)*	15,080	339,149
American Realty Investors, Inc. (x)*	4,332	52,287
Consolidated-Tomoka Land Co.	6,137	322,192
Cushman & Wakefield plc*	77,020	1,114,479
Essential Properties Realty Trust, Inc. (REIT)	57,570	796,769
Forestar Group, Inc. (x)*	15,867	219,758
FRP Holdings, Inc.*	11,312	520,465
Griffin Industrial Realty, Inc.	1,853	59,111
HFF, Inc., Class A	59,904	1,986,417
Kennedy-Wilson Holdings, Inc.	200,991	3,652,006
Marcus & Millichap, Inc.*	31,388	1,077,550
Maui Land & Pineapple Co., Inc.*	10,163	100,817
Newmark Group, Inc., Class A	238,312	1,911,262
RE/MAX Holdings, Inc., Class A	29,494	906,940
Redfin Corp. (x)*	127,119	1,830,514
RMR Group, Inc. (The), Class A	11,771	624,805
St Joe Co. (The)*	56,941	749,913
Stratus Properties, Inc.*	8,353	200,305
Tejon Ranch Co.*	31,578	523,563
Transcontinental Realty Investors, Inc.*	2,233	63,239
Trinity Place Holdings, Inc.*	24,925	108,175

		17,159,716

Total Real Estate		209,990,099

Utilities (3.4%)
Electric Utilities (1.1%)
ALLETE, Inc.	81,982	6,248,668
El Paso Electric Co.	65,921	3,304,620
IDACORP, Inc.	80,674	7,507,522
MGE Energy, Inc.	55,836	3,347,926
Otter Tail Corp.	62,752	3,115,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
PNM Resources, Inc.	128,207	$5,268,026
Portland General Electric Co.	142,396	6,528,857
Spark Energy, Inc., Class A (x)	17,709	131,578

		35,452,206

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	25,825	2,099,572
New Jersey Resources Corp.	139,574	6,374,345
Northwest Natural Holding Co.	46,922	2,836,904
ONE Gas, Inc.	83,386	6,637,526
RGC Resources, Inc. (x)	11,377	340,855
South Jersey Industries, Inc. (x)	138,812	3,858,974
Southwest Gas Holdings, Inc.	78,696	6,020,244
Spire, Inc.	78,942	5,848,023

		34,016,443

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	170,447	369,870
Clearway Energy, Inc., Class A	58,365	987,536
Clearway Energy, Inc., Class C	118,496	2,044,056
Ormat Technologies, Inc.	63,478	3,319,900
Pattern Energy Group, Inc., Class A	129,594	2,413,040
TerraForm Power, Inc., Class A	118,401	1,328,459

		10,462,861

Multi-Utilities (0.5%)
Avista Corp.	105,263	4,471,572
Black Hills Corp.	85,559	5,371,394
NorthWestern Corp.	80,993	4,814,224
Unitil Corp.	23,495	1,189,787

		15,846,977

Water Utilities (0.4%)
American States Water Co.	59,152	3,965,550
AquaVenture Holdings Ltd.*	16,925	319,713
Artesian Resources Corp., Class A	11,797	411,361
Cadiz, Inc. (x)*	37,363	384,839
California Water Service Group	77,621	3,699,417
Connecticut Water Service, Inc.	19,116	1,278,287
Consolidated Water Co. Ltd.	20,612	240,336
Global Water Resources, Inc.	16,448	166,783
Middlesex Water Co.	26,046	1,389,554
Pure Cycle Corp.*	26,568	263,820
SJW Group	27,666	1,538,783
York Water Co. (The)	18,818	603,305

		14,261,748

Total Utilities		110,040,235

Total Common Stocks (89.8%) (Cost $2,732,706,573)		2,875,505,743

RIGHTS:
Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	40,667	61,001

Total Consumer Staples		61,001

Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	40,395	5,453
Omthera Pharmaceuticals, Inc., CVR (r)*	4,193	—

Total Health Care		5,453

Total Rights (0.0%) (Cost $—)		66,454

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.5%)
JPMorgan Prime Money Market Fund, IM Shares	144,527,577	144,542,029

	Principal Amount	Value (Note 1)
Repurchase Agreements (4.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $10,005,172, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $10,542,860. (xx)	$10,000,000	10,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $2,301,357, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $2,347,012. (xx)	2,300,990	2,300,990
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $10,001,372, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $10,204,786. (xx)	10,000,000	10,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $725,042, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $739,542. (xx)	$724,925	$724,925
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $3,000,483, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $3,060,783. (xx)	3,000,000	3,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $15,277,190, collateralized by various Common Stocks; total market value $16,999,869. (xx)	15,269,500	15,269,500
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $5,300,754, collateralized by various Common Stocks; total market value $5,900,025. (xx)	5,300,000	5,300,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $4,000,656, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $4,080,000. (xx)	4,000,000	4,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $30,014,058, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $30,600,000. (xx)	30,000,000	30,000,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $5,000,703, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $5,477,379. (xx)	5,000,000	5,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $36,017,920, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $39,437,132. (xx)	$36,000,000	$36,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $20,009,956, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $21,909,518. (xx)	20,000,000	20,000,000

Total Repurchase Agreements		141,595,415

Total Short-Term Investments (8.9%) (Cost $286,158,881)		286,137,444

Total Investments in Securities (98.7%) (Cost $3,018,865,454)		3,161,709,641
Other Assets Less Liabilities (1.3%)		42,214,381

Net Assets (100%)		$3,203,924,022

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $104,054 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $174,088,706. This was collateralized by $38,410,610 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $141,595,415 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc.	12,395	277,028	—	—	—	(13,510)	263,518	4,958	—
PennyMac Mortgage Investment Trust (REIT)	93,331	1,603,883	56,788	(167,326)	12,568	231,910	1,737,823	171,282	—

Total		1,880,911	56,788	(167,326)	12,568	218,400	2,001,341	176,240	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	2,487	3/2019	USD	167,748,150	(1,149,451)

					(1,149,451)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$95,589,410	$—	$—	$95,589,410
Consumer Discretionary	350,293,482	—	—	350,293,482
Consumer Staples	82,791,065	—	—	82,791,065
Energy	101,379,063	—	—	101,379,063
Financials	521,544,214	—	—	521,544,214
Health Care	447,398,559	—	—	447,398,559
Industrials	426,461,060	—	—	426,461,060
Information Technology	423,524,710	—	—	423,524,710
Materials	106,493,846	—	—	106,493,846
Real Estate	209,930,988	59,111	—	209,990,099
Utilities	110,040,235	—	—	110,040,235
Rights
Consumer Staples	—	—	61,001	61,001
Health Care	—	—	5,453	5,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$144,542,029	$—	$—	$144,542,029
Repurchase Agreements	—	141,595,415	—	141,595,415

Total Assets	$3,019,988,661	$141,654,526	$66,454	$3,161,709,641

Liabilities:
Futures	$(1,149,451)	$—	$—	$(1,149,451)

Total Liabilities	$(1,149,451)	$—	$—	$(1,149,451)

Total	$3,018,839,210	$141,654,526	$66,454	$3,160,560,190

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(1,149,451	)*

Total		$(1,149,451)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(45,396,394)	$(45,396,394)

Total	$(45,396,394)	$(45,396,394)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(4,152,831)	$(4,152,831)

Total	$(4,152,831)	$(4,152,831)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held futures contracts with an average notional balance of approximately $344,412,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$748,343,217
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 31%)*	$613,026,845

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$631,601,352
Aggregate gross unrealized depreciation	(485,912,908)

Net unrealized appreciation	$145,688,444

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,014,871,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $2,191,592)	$2,001,341
Unaffiliated Issuers (Cost $2,875,078,447)	3,018,112,885
Repurchase Agreements (Cost $141,595,415)	141,595,415
Cash	176,049,803
Cash held as collateral at broker for futures	2,323,600
Dividends, interest and other receivables	4,460,889
Receivable for securities sold	2,299,723
Due from broker for futures variation margin	1,065,670
Due from Custodian	785,194
Securities lending income receivable	229,750
Receivable for Portfolio shares sold	184,011
Other assets	14,980

Total assets	3,349,123,261

LIABILITIES
Payable for return of collateral on securities loaned	141,595,415
Investment management fees payable	1,207,746
Payable for Portfolio shares redeemed	969,836
Payable for securities purchased	860,609
Administrative fees payable	336,419
Distribution fees payable – Class IB	110,065
Accrued expenses	119,149

Total liabilities	145,199,239

NET ASSETS	$3,203,924,022

Net assets were comprised of:
Paid in capital	$3,096,526,180
Total distributable earnings (loss)	107,397,842

Net assets	$3,203,924,022

Class IB
Net asset value, offering and redemption price per share, $496,604,943 / 28,497,107 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.43

Class K
Net asset value, offering and redemption price per share, $2,707,319,079 / 154,313,066 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.54

(x)	Includes value of securities on loan of $174,088,706.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($176,240 of dividend income received from affiliates) (net of $12,481 foreign withholding tax)	$43,480,608
Income from non-cash dividends	2,739,544
Interest	2,156,198
Securities lending (net)	5,347,432

Total income	53,723,782

EXPENSES
Investment management fees	15,706,036
Administrative fees	4,330,756
Distribution fees – Class IB	1,543,874
Printing and mailing expenses	273,159
Custodian fees	120,000
Professional fees	104,965
Trustees’ fees	85,680
Miscellaneous	94,076

Total expenses	22,258,546

NET INVESTMENT INCOME (LOSS)	31,465,236

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($12,568 of realized gain (loss) from affiliates)	222,431,580
Futures contracts	(45,396,394)

Net realized gain (loss)	177,035,186

Change in unrealized appreciation (depreciation) on:
Investments in securities ($218,400 of change in unrealized appreciation (depreciation) from affiliates)	(599,420,450)
Futures contracts	(4,152,831)

Net change in unrealized appreciation (depreciation)	(603,573,281)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(426,538,095)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(395,072,859)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,465,236	$24,629,100
Net realized gain (loss)	177,035,186	153,572,533
Net change in unrealized appreciation (depreciation)	(603,573,281)	257,759,830

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(395,072,859)	435,961,463

Distributions to shareholders: (a)
Class IB	(40,011,567)	(38,868,123)
Class K	(212,251,607)	(178,562,963)

Total distributions to shareholders	(252,263,174)	(217,431,086)

Tax return of capital:
Class IB	(310,795)	—
Class K	(1,648,694)	—

Total	(1,959,489)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 932,585 and 988,604 shares, respectively ]	20,547,784	20,570,547
Capital shares issued in reinvestment of dividends and distributions [ 2,152,953 and 1,862,149 shares, respectively ]	40,322,362	38,868,123
Capital shares repurchased [ (4,241,599) and (4,559,583) shares, respectively ]	(94,374,812)	(95,391,691)

Total Class IB transactions	(33,504,666)	(35,953,021)

Class K
Capital shares sold [ 20,357,295 and 5,012,050 shares, respectively ]	393,642,920	105,039,837
Capital shares issued in reinvestment of dividends and distributions [ 11,354,325 and 8,493,664 shares, respectively ]	213,900,301	178,562,963
Capital shares repurchased [ (10,668,307) and (3,819,490) shares, respectively ]	(225,797,019)	(80,431,210)

Total Class K transactions	381,746,202	203,171,590

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	348,241,536	167,218,569

TOTAL INCREASE (DECREASE) IN NET ASSETS	(301,053,986)	385,748,946
NET ASSETS:
Beginning of year	3,504,978,008	3,119,229,062

End of year (b)	$3,203,924,022	$3,504,978,008

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $3,743,160 and $23,297,895 for Classes IB and K, respectively; and dividends from net realized capital gains of $35,124,963 and $155,265,068 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $3,081,801 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡		Year Ended December 31, 2014
Net asset value, beginning of year	$18.93		$19.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01		0.01
Net realized and unrealized gain (loss)	0.97		0.75

Total from investment operations	0.98		0.76

Less distributions:
Dividends from net investment income	—		(0.02)
Distributions from net realized gains	—		(0.94)

Total dividends and distributions	—		(0.96)

Net asset value, end of year	$19.91		$18.93

Total return (b)	5.18%		4.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—		$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%		0.88%
Before waivers and reimbursements (a)(f)	0.87%		0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.13%		0.08%
Before waivers and reimbursements (a)(f)	0.13%		0.08%
Portfolio turnover rate^	20	%(z)	19%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.40	$20.03	$17.02	$18.81	$19.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.11	0.12	0.06	0.02
Net realized and unrealized gain (loss)	(2.59)	2.62	3.37	(1.03)	0.73

Total from investment operations	(2.44)	2.73	3.49	(0.97)	0.75

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.12)	(0.06)	(0.02)
Distributions from net realized gains	(1.36)	(1.23)	(0.36)	(0.76)	(0.94)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(1.53)	(1.36)	(0.48)	(0.82)	(0.96)

Net asset value, end of year	$17.43	$21.40	$20.03	$17.02	$18.81

Total return	(11.91)%	13.90%	20.49%	(5.09)%	4.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$496,605	$634,474	$628,298	$590,553	$691,603
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.83%	0.84%	0.84%	0.85%	0.87%
Before waivers and reimbursements (f)	0.83%	0.84%	0.85%	0.85%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.66%	0.55%	0.69%	0.29%	0.08%
Before waivers and reimbursements (f)	0.66%	0.55%	0.68%	0.29%	0.08%
Portfolio turnover rate^	19%	16%	18%	20%	19%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.54	$20.16	$17.12	$18.92	$19.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.17	0.17	0.11	0.07
Net realized and unrealized gain (loss)	(2.62)	2.63	3.40	(1.05)	0.73

Total from investment operations	(2.41)	2.80	3.57	(0.94)	0.80

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.17)	(0.10)	(0.06)
Distributions from net realized gains	(1.36)	(1.23)	(0.36)	(0.76)	(0.94)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(1.59)	(1.42)	(0.53)	(0.86)	(1.00)

Net asset value, end of year	$17.54	$21.54	$20.16	$17.12	$18.92

Total return	(11.72)%	14.12%	20.86%	(4.87)%	4.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,707,319	$2,870,504	$2,490,931	$1,980,593	$1,854,582
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.59%	0.59%	0.60%	0.62%
Before waivers and reimbursements (f)	0.58%	0.59%	0.60%	0.60%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.93%	0.80%	0.95%	0.56%	0.35%
Before waivers and reimbursements (f)	0.93%	0.80%	0.94%	0.56%	0.35%
Portfolio turnover rate^	19%	16%	18%	20%	19%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(14.43)%	(0.62)%	2.20%
Portfolio – Class K Shares**	(14.19)	(0.36)	3.81
Volatility Managed Index – International	(13.70)	0.08	3.66
International Proxy Index	(14.62)	0.17	3.48
Volatility Managed Index – International Proxy	(14.24)	0.08	3.61
MSCI EAFE® Index	(13.79)	0.53	4.01

* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (14.43)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International, the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned (13.70)%, (14.62)%, (14.24)% and (13.79)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance for the year were utilities, real estate, energy, health care and communication services.

•	The five stocks that contributed the most to performance for the year were Sika AG, AstraZeneca plc, GlaxoSmithKline plc, Sky plc and CSL Ltd.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year were financials, industrials, consumer discretionary, materials and consumer staples.

•	The five stocks that detracted the most from performance for the year were British American Tobacco plc, Bayer AG, BASF SE, Anheuser-Busch InBev SA and HSBC Holdings plc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$356,112,360	17.5%
Industrials	261,724,575	12.8
Consumer Staples	212,060,196	10.4
Health Care	208,589,378	10.2
Consumer Discretionary	204,828,523	10.1
Materials	134,800,359	6.6
Information Technology	108,821,631	5.3
Energy	107,147,130	5.3
Communication Services	101,142,078	5.0
Utilities	68,644,649	3.4
Real Estate	67,840,324	3.3
Repurchase Agreements	28,092,067	1.4
Cash and Other	177,744,685	8.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$880.60	$4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.75	4.50
Class K
Actual	1,000.00	880.90	3.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.01	3.23

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.88% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (6.9%)
AGL Energy Ltd.	95,668	$1,384,291
Alumina Ltd.	366,195	587,887
Amcor Ltd.	173,328	1,617,562
AMP Ltd.	443,891	766,213
APA Group	169,404	1,014,163
Aristocrat Leisure Ltd.	84,714	1,293,800
ASX Ltd.	29,286	1,237,609
Aurizon Holdings Ltd.	289,090	871,448
AusNet Services	286,920	314,423
Australia & New Zealand Banking Group Ltd.	421,031	7,254,851
Bank of Queensland Ltd.	55,850	380,132
Bendigo & Adelaide Bank Ltd.	68,247	519,083
BHP Group Ltd. (x)	431,614	10,413,330
BHP Group plc	309,452	6,469,435
BlueScope Steel Ltd.	85,107	656,905
Boral Ltd.	164,889	573,686
Brambles Ltd.	235,079	1,680,535
Caltex Australia Ltd.	37,687	676,335
Challenger Ltd.	75,914	507,421
CIMIC Group Ltd.	14,096	430,957
Coca-Cola Amatil Ltd.	73,077	421,523
Cochlear Ltd.	8,145	989,722
Coles Group Ltd.*	169,177	1,398,936
Commonwealth Bank of Australia	257,845	13,159,818
Computershare Ltd.	68,103	824,520
Crown Resorts Ltd.	50,305	420,207
CSL Ltd.	66,284	8,656,433
Dexus (REIT)	147,752	1,104,995
Domino’s Pizza Enterprises Ltd. (x)	8,095	231,758
Flight Centre Travel Group Ltd.	6,786	205,134
Fortescue Metals Group Ltd.	233,364	683,897
Goodman Group (REIT)	236,743	1,772,015
GPT Group (The) (REIT)	259,988	977,854
Harvey Norman Holdings Ltd. (x)	102,208	227,680
Incitec Pivot Ltd.	250,687	579,115
Insurance Australia Group Ltd.	342,173	1,686,945
LendLease Group	79,971	652,353
Macquarie Group Ltd.	47,619	3,643,808
Medibank Pvt Ltd.	390,305	706,485
Mirvac Group (REIT)	531,046	837,827
National Australia Bank Ltd.	400,591	6,797,600
Newcrest Mining Ltd.	111,364	1,715,702
Oil Search Ltd.	191,751	966,951
Orica Ltd.	55,396	673,013
Origin Energy Ltd. (x)*	259,136	1,180,807
QBE Insurance Group Ltd.	194,501	1,383,597
Ramsay Health Care Ltd. (x)	19,866	807,742
REA Group Ltd.	8,106	422,350
Rio Tinto Ltd.	54,383	3,007,892
Rio Tinto plc	171,940	8,198,251
Santos Ltd.	268,132	1,034,853
Scentre Group (REIT)	779,025	2,139,762
SEEK Ltd.	53,134	633,179
Sonic Healthcare Ltd.	61,772	961,937
South32 Ltd.	768,738	1,813,685
Stockland (REIT)	356,688	884,899
Suncorp Group Ltd.	192,136	1,709,123
Sydney Airport	162,381	769,700
Tabcorp Holdings Ltd. (x)	277,016	836,988
Telstra Corp. Ltd.	602,046	1,208,491
TPG Telecom Ltd. (x)	64,637	293,177
Transurban Group	386,612	3,173,974
Treasury Wine Estates Ltd.	106,044	1,105,302
Vicinity Centres (REIT)	475,722	871,041
Washington H Soul Pattinson & Co. Ltd.	15,028	262,130
Wesfarmers Ltd.	166,243	3,775,287
Westpac Banking Corp.	503,253	8,876,056
Woodside Petroleum Ltd.	137,161	3,029,402
Woolworths Group Ltd.	192,423	3,987,201
WorleyParsons Ltd.	44,783	360,173

		140,711,356

Austria (0.2%)
ANDRITZ AG (x)	10,219	470,079
Erste Group Bank AG*	43,168	1,438,372
OMV AG	22,504	984,265
Raiffeisen Bank International AG	21,548	548,816
Verbund AG	9,497	405,267
voestalpine AG	17,026	509,209

		4,356,008

Belgium (0.9%)
Ageas	26,151	1,174,838
Anheuser-Busch InBev SA/NV	111,639	7,388,525
Colruyt SA	9,355	666,426
Groupe Bruxelles Lambert SA	11,691	1,015,353
KBC Group NV	36,761	2,378,691
Proximus SADP	21,336	575,850
Solvay SA	10,562	1,051,915
Telenet Group Holding NV	7,997	371,243
UCB SA	19,111	1,558,076
Umicore SA	30,942	1,230,658

		17,411,575

Chile (0.0%)
Antofagasta plc	57,953	574,343

China (0.2%)
BeiGene Ltd. (ADR)*	4,550	638,183
BOC Hong Kong Holdings Ltd.	550,500	2,033,263
Minth Group Ltd.	102,000	325,530
Yangzijiang Shipbuilding Holdings Ltd.	339,927	309,046

		3,306,022

Colombia (0.0%)
Millicom International Cellular SA (SDR)	10,041	637,159

Denmark (1.6%)
AP Moller – Maersk A/S, Class A	549	648,003
AP Moller – Maersk A/S, Class B	958	1,209,019
Carlsberg A/S, Class B	15,444	1,643,064
Chr Hansen Holding A/S	14,823	1,312,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Coloplast A/S, Class B	17,304	$1,607,434
Danske Bank A/S	107,031	2,120,700
DSV A/S	27,545	1,816,311
Genmab A/S*	8,958	1,468,007
H Lundbeck A/S	10,070	441,588
ISS A/S	23,423	653,812
Novo Nordisk A/S, Class B	266,210	12,237,064
Novozymes A/S, Class B	32,014	1,430,980
Orsted A/S(m)	28,261	1,891,746
Pandora A/S	16,491	670,792
Tryg A/S	16,553	416,670
Vestas Wind Systems A/S	28,631	2,173,925
William Demant Holding A/S*	15,347	435,057

		32,176,953

Finland (1.1%)
Elisa OYJ	21,503	890,455
Fortum OYJ	65,688	1,440,677
Kone OYJ, Class B	49,654	2,365,384
Metso OYJ (x)	16,145	425,832
Neste OYJ	19,066	1,472,096
Nokia OYJ	825,108	4,767,400
Nokian Renkaat OYJ	17,545	540,658
Nordea Bank Abp	445,037	3,753,472
Orion OYJ, Class B	15,041	522,499
Sampo OYJ, Class A	63,943	2,811,009
Stora Enso OYJ, Class R	83,754	969,725
UPM-Kymmene OYJ	76,060	1,934,007
Wartsila OYJ Abp	65,791	1,044,101

		22,937,315

France (9.7%)
Accor SA	27,677	1,173,721
Aeroports de Paris	4,238	801,312
Air Liquide SA	62,749	7,768,666
Airbus SE	85,305	8,158,652
Alstom SA*	22,549	908,223
Amundi SA (m)	8,389	441,047
Arkema SA	10,649	908,751
Atos SE	14,034	1,141,861
AXA SA‡	284,052	6,120,077
BioMerieux	5,748	378,895
BNP Paribas SA	164,804	7,422,476
Bollore SA	124,405	497,003
Bouygues SA	32,750	1,171,086
Bureau Veritas SA	36,673	744,853
Capgemini SE	23,272	2,297,528
Carrefour SA	86,813	1,479,661
Casino Guichard Perrachon SA (x)	7,900	327,951
Cie de Saint-Gobain	71,948	2,394,814
Cie Generale des Etablissements Michelin SCA	25,264	2,497,833
CNP Assurances	26,843	567,795
Covivio (REIT)	5,115	492,440
Credit Agricole SA	171,843	1,848,360
Danone SA	90,334	6,366,691
Dassault Aviation SA	394	545,573
Dassault Systemes SE	18,964	2,239,021
Edenred	35,611	1,305,399
Eiffage SA	11,986	1,002,757
Electricite de France SA	88,210	1,389,886
Engie SA	269,591	3,853,032
EssilorLuxottica SA	42,251	5,314,899
Eurazeo SE	7,124	502,940
Eutelsat Communications SA	26,303	520,164
Faurecia SA	10,535	395,400
Gecina SA (REIT)	6,728	868,529
Getlink SE	67,519	906,108
Hermes International	4,562	2,522,999
Icade (REIT)	4,568	347,260
Iliad SA	3,852	538,347
Imerys SA	4,701	224,914
Ingenico Group SA	8,315	470,289
Ipsen SA	5,475	706,132
JCDecaux SA	10,542	295,028
Kering SA	11,101	5,195,430
Klepierre SA (REIT)	29,021	893,502
Legrand SA	39,115	2,201,533
L’Oreal SA	36,927	8,476,670
LVMH Moet Hennessy Louis Vuitton SE	40,697	11,958,644
Natixis SA	146,217	689,903
Orange SA	292,306	4,730,207
Pernod Ricard SA	31,111	5,108,347
Peugeot SA	87,396	1,857,799
Publicis Groupe SA	31,021	1,775,381
Remy Cointreau SA	3,572	403,876
Renault SA	28,496	1,773,943
Rexel SA	42,926	457,705
Safran SA	48,881	5,872,569
Sanofi	165,034	14,262,083
Sartorius Stedim Biotech	3,857	384,852
Schneider Electric SE	80,585	5,484,375
SCOR SE	23,422	1,054,874
SEB SA	3,222	414,652
Societe BIC SA	4,308	438,877
Societe Generale SA	113,201	3,594,013
Sodexo SA	13,007	1,330,277
Suez	52,056	686,119
Teleperformance	8,605	1,377,459
Thales SA	15,977	1,858,550
TOTAL SA	351,328	18,559,968
Ubisoft Entertainment SA*	11,862	951,629
Unibail-Rodamco-Westfield (REIT)	20,439	3,157,186
Valeo SA	35,391	1,026,227
Veolia Environnement SA	77,647	1,592,693
Vinci SA	74,336	6,108,773
Vivendi SA	152,990	3,717,247
Wendel SA	4,377	525,009

		197,778,745

Germany (7.9%)
1&1 Drillisch AG	7,358	374,296
adidas AG	27,588	5,765,092
Allianz SE (Registered)	62,984	12,638,776
Aroundtown SA	118,406	982,692
Axel Springer SE	8,094	457,648
BASF SE	134,572	9,312,463
Bayer AG (Registered)	136,634	9,474,362
Bayerische Motoren Werke AG	48,511	3,928,766
Bayerische Motoren Werke AG (Preference) (q)	7,640	543,738

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Beiersdorf AG	14,633	$1,527,139
Brenntag AG	22,305	962,666
Commerzbank AG	145,460	963,485
Continental AG	16,316	2,256,149
Covestro AG (m)	28,159	1,393,090
Daimler AG (Registered)	133,236	7,005,104
Delivery Hero SE (m)*	12,597	467,831
Deutsche Bank AG (Registered)	289,394	2,309,412
Deutsche Boerse AG	27,933	3,359,147
Deutsche Lufthansa AG (Registered)	36,165	815,602
Deutsche Post AG (Registered)	144,651	3,961,833
Deutsche Telekom AG (Registered)	488,341	8,295,280
Deutsche Wohnen SE	53,030	2,430,715
E.ON SE	318,220	3,146,088
Evonik Industries AG	23,352	583,246
Fraport AG Frankfurt Airport Services Worldwide	6,127	437,946
Fresenius Medical Care AG & Co. KGaA	31,674	2,057,419
Fresenius SE & Co. KGaA	61,867	2,990,505
FUCHS PETROLUB SE (Preference) (q)	9,525	392,646
GEA Group AG	23,800	613,734
Hannover Rueck SE	8,779	1,183,405
HeidelbergCement AG	22,107	1,352,020
Henkel AG & Co. KGaA	15,563	1,530,528
Henkel AG & Co. KGaA (Preference) (q)	25,872	2,825,207
HOCHTIEF AG	2,894	390,056
HUGO BOSS AG	8,678	535,208
Infineon Technologies AG	166,544	3,314,012
Innogy SE*	19,376	824,209
Innogy SE (m)	1,923	89,739
KION Group AG	9,955	505,261
LANXESS AG	12,358	569,206
Merck KGaA	18,936	1,953,792
METRO AG	28,862	443,770
MTU Aero Engines AG	7,687	1,396,201
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	21,910	4,781,450
OSRAM Licht AG	13,622	591,417
Porsche Automobil Holding SE (Preference) (q)	22,213	1,315,039
ProSiebenSat.1 Media SE	35,214	626,310
Puma SE	1,136	556,428
RWE AG	76,344	1,659,686
SAP SE	143,996	14,343,399
Sartorius AG (Preference) (q)	5,579	696,687
Siemens AG (Registered)	112,085	12,500,760
Siemens Healthineers AG (m)*	22,331	934,989
Symrise AG	18,643	1,377,698
Telefonica Deutschland Holding AG	98,865	386,837
thyssenkrupp AG	61,615	1,057,530
TUI AG	66,372	952,536
Uniper SE	27,930	723,116
United Internet AG (Registered)	19,105	835,752
Volkswagen AG	4,920	783,908
Volkswagen AG (Preference) (q)	27,191	4,327,000
Vonovia SE	72,111	3,272,824
Wirecard AG	17,221	2,621,590
Zalando SE (m)*	15,745	404,630

		161,109,070

Hong Kong (3.1%)
AIA Group Ltd.	1,769,412	14,555,640
ASM Pacific Technology Ltd.	41,700	399,589
Bank of East Asia Ltd. (The)	174,000	550,724
CK Asset Holdings Ltd.	374,152	2,720,744
CK Hutchison Holdings Ltd.	395,652	3,780,966
CK Infrastructure Holdings Ltd.	95,500	720,866
CLP Holdings Ltd.	240,500	2,711,101
Dairy Farm International Holdings Ltd.	46,300	418,155
Hang Lung Group Ltd.	126,000	320,116
Hang Lung Properties Ltd.	285,000	543,230
Hang Seng Bank Ltd.	112,300	2,508,274
Henderson Land Development Co. Ltd.	200,023	991,591
HK Electric Investments & HK Electric Investments Ltd. (m)	430,500	433,807
HKT Trust & HKT Ltd.	547,013	787,586
Hong Kong & China Gas Co. Ltd.	1,358,519	2,803,745
Hong Kong Exchanges & Clearing Ltd.	173,458	4,977,712
Hongkong Land Holdings Ltd.	168,400	1,035,660
Hysan Development Co. Ltd.	95,000	450,447
Jardine Matheson Holdings Ltd. (London Stock Exchange)	28,000	1,973,440
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	4,800	334,214
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	29,300	1,069,157
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	2,600	94,990
Kerry Properties Ltd.	106,000	360,133
Link REIT (REIT)	311,500	3,136,995
Melco Resorts & Entertainment Ltd. (ADR)	34,573	609,176
MTR Corp. Ltd.	217,500	1,144,691
New World Development Co. Ltd.	889,485	1,168,474
NWS Holdings Ltd.	232,314	476,761
PCCW Ltd.	639,000	367,615
Power Assets Holdings Ltd.	198,000	1,374,630
Shangri-La Asia Ltd.	186,000	274,051
Sino Land Co. Ltd.	513,172	873,335
Sun Hung Kai Properties Ltd.	233,500	3,310,795
Swire Pacific Ltd., Class A	71,500	751,129
Swire Properties Ltd.	169,000	590,554
Techtronic Industries Co. Ltd.	205,000	1,080,544
WH Group Ltd. (m)	1,241,000	946,295
Wharf Holdings Ltd. (The)	176,900	458,924
Wharf Real Estate Investment Co. Ltd.	171,900	1,021,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Wheelock & Co. Ltd.	118,000	$670,166
Yue Yuen Industrial Holdings Ltd.	126,000	402,078

		63,199,920

Ireland (0.6%)
AerCap Holdings NV*	19,275	763,290
AIB Group plc	112,995	472,797
Bank of Ireland Group plc	133,392	740,325
CRH plc	121,838	3,211,708
James Hardie Industries plc (CHDI)	63,804	679,460
Kerry Group plc, Class A	23,038	2,275,831
Kingspan Group plc (x)	23,549	1,008,616
Paddy Power Betfair plc	11,586	949,196
Ryanair Holdings plc*	15,627	192,573
Ryanair Holdings plc (ADR)*	1,267	90,388
Smurfit Kappa Group plc	34,246	909,448

		11,293,632

Israel (0.5%)
Azrieli Group Ltd.	6,702	319,993
Bank Hapoalim BM	154,106	977,291
Bank Leumi Le-Israel BM	223,553	1,353,495
Bezeq The Israeli Telecommunication Corp. Ltd.	261,173	255,433
Check Point Software Technologies Ltd.*	18,351	1,883,730
Elbit Systems Ltd. (x)	3,355	385,537
Israel Chemicals Ltd.	96,665	549,644
Mizrahi Tefahot Bank Ltd. (x)	21,413	362,414
Nice Ltd.*	9,160	991,964
Teva Pharmaceutical Industries Ltd. (ADR)	141,763	2,185,986
Wix.com Ltd.*	6,069	548,273

		9,813,760

Italy (1.8%)
Assicurazioni Generali SpA	171,991	2,878,003
Atlantia SpA	72,594	1,503,279
Davide Campari-Milano SpA	80,592	682,113
Enel SpA	1,191,665	6,874,802
Eni SpA	372,726	5,869,744
Ferrari NV	17,733	1,763,973
Intesa Sanpaolo SpA	2,180,252	4,832,040
Leonardo SpA	57,026	501,952
Mediobanca Banca di Credito Finanziario SpA	90,635	766,391
Moncler SpA	27,329	913,220
Pirelli & C SpA (m)*	54,785	352,313
Poste Italiane SpA (m)(x)	73,986	593,794
Prysmian SpA	37,747	731,910
Recordati SpA	15,221	528,329
Snam SpA	339,902	1,487,823
Telecom Italia SpA*	2,550,634	1,346,181
Terna Rete Elettrica Nazionale SpA	203,700	1,156,329
UniCredit SpA	290,121	3,291,112

		36,073,308

Japan (21.8%)
ABC-Mart, Inc.	4,700	260,308
Acom Co. Ltd.	50,400	165,839
Aeon Co. Ltd.	90,000	1,771,227
AEON Financial Service Co. Ltd.	19,000	341,312
Aeon Mall Co. Ltd.	13,230	211,658
AGC, Inc.	27,100	840,892
Air Water, Inc.	21,000	315,507
Aisin Seiki Co. Ltd.	24,100	831,588
Ajinomoto Co., Inc.	70,200	1,245,387
Alfresa Holdings Corp.	27,200	703,699
Alps Alpine Co. Ltd.	33,100	639,280
Amada Holdings Co. Ltd.	48,300	430,788
ANA Holdings, Inc.	15,500	558,739
Aozora Bank Ltd.	16,600	492,252
Asahi Group Holdings Ltd.	52,000	2,031,091
Asahi Intecc Co. Ltd.	13,600	578,882
Asahi Kasei Corp.	185,600	1,893,698
Asics Corp.	22,400	283,919
Astellas Pharma, Inc.	275,600	3,507,320
Bandai Namco Holdings, Inc.	28,000	1,249,274
Bank of Kyoto Ltd. (The)	8,600	352,702
Benesse Holdings, Inc.	10,300	261,906
Bridgestone Corp.	90,100	3,457,889
Brother Industries Ltd.	33,400	490,255
Calbee, Inc.	11,100	346,887
Canon, Inc. (x)	145,000	3,995,390
Casio Computer Co. Ltd.	30,200	361,774
Central Japan Railway Co.	21,100	4,483,496
Chiba Bank Ltd. (The)	91,000	504,601
Chubu Electric Power Co., Inc.	89,900	1,278,380
Chugai Pharmaceutical Co. Ltd.	32,900	1,900,545
Chugoku Electric Power Co., Inc. (The)	40,400	523,816
Coca-Cola Bottlers Japan, Inc.	17,900	534,361
Concordia Financial Group Ltd.	166,700	635,625
Credit Saison Co. Ltd.	22,800	265,878
CyberAgent, Inc.	13,900	542,770
Dai Nippon Printing Co. Ltd.	36,500	759,459
Daicel Corp.	38,200	392,556
Daifuku Co. Ltd.	15,800	712,230
Dai-ichi Life Holdings, Inc.	158,000	2,448,256
Daiichi Sankyo Co. Ltd.	83,100	2,671,426
Daikin Industries Ltd.	36,600	3,851,458
Daito Trust Construction Co. Ltd.	10,300	1,406,820
Daiwa House Industry Co. Ltd.	83,700	2,658,275
Daiwa House REIT Investment Corp. (REIT)	242	541,715
Daiwa Securities Group, Inc.	237,600	1,211,498
DeNA Co. Ltd.	15,000	249,613
Denso Corp.	63,000	2,795,945
Dentsu, Inc.	30,781	1,368,362
Disco Corp.	4,600	530,910
Don Quijote Holdings Co. Ltd.	17,600	1,091,836
East Japan Railway Co.	44,809	3,982,784
Eisai Co. Ltd.	37,600	2,927,697
Electric Power Development Co. Ltd.	20,000	473,715

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
FamilyMart UNY Holdings Co. Ltd.	9,400	$1,187,558
FANUC Corp.	28,500	4,284,624
Fast Retailing Co. Ltd.	8,500	4,348,064
Fuji Electric Co. Ltd.	17,200	501,543
FUJIFILM Holdings Corp.	57,200	2,207,275
Fujitsu Ltd.	29,000	1,818,033
Fukuoka Financial Group, Inc.	19,800	399,273
Hakuhodo DY Holdings, Inc.	33,300	472,524
Hamamatsu Photonics KK	20,900	707,154
Hankyu Hanshin Holdings, Inc.	32,400	1,085,080
Hikari Tsushin, Inc.	3,100	487,657
Hino Motors Ltd.	36,900	346,514
Hirose Electric Co. Ltd.	4,824	477,425
Hisamitsu Pharmaceutical Co., Inc.	8,900	485,686
Hitachi Chemical Co. Ltd.	15,700	234,482
Hitachi Construction Machinery Co. Ltd.	14,300	331,221
Hitachi High-Technologies Corp.	10,100	315,046
Hitachi Ltd.	141,900	3,771,958
Hitachi Metals Ltd.	31,200	324,000
Honda Motor Co. Ltd.	238,900	6,242,732
Hoshizaki Corp.	7,900	483,932
Hoya Corp.	56,100	3,428,960
Hulic Co. Ltd. (x)	43,200	386,577
Idemitsu Kosan Co. Ltd.	18,900	622,930
IHI Corp.	21,899	601,104
Iida Group Holdings Co. Ltd.	20,800	363,419
Inpex Corp.	153,500	1,369,863
Isetan Mitsukoshi Holdings Ltd.	46,500	513,351
Isuzu Motors Ltd.	83,000	1,158,867
ITOCHU Corp.	207,100	3,492,936
J Front Retailing Co. Ltd.	34,300	396,461
Japan Airlines Co. Ltd.	16,538	585,761
Japan Airport Terminal Co. Ltd.	5,200	179,577
Japan Exchange Group, Inc.	73,600	1,181,999
Japan Post Bank Co. Ltd.	57,700	633,507
Japan Post Holdings Co. Ltd.	227,800	2,619,116
Japan Prime Realty Investment Corp. (REIT)	122	463,285
Japan Real Estate Investment Corp. (REIT)	188	1,055,753
Japan Retail Fund Investment Corp. (REIT)	381	762,877
Japan Tobacco, Inc.	161,200	3,824,456
JFE Holdings, Inc.	69,400	1,104,211
JGC Corp. (x)	32,500	453,679
JSR Corp.	30,900	461,742
JTEKT Corp.	29,500	326,458
JXTG Holdings, Inc.	476,990	2,500,078
Kajima Corp.	62,500	837,801
Kakaku.com, Inc.	21,900	385,151
Kamigumi Co. Ltd.	17,500	357,085
Kaneka Corp.	7,400	264,445
Kansai Electric Power Co., Inc. (The)	104,600	1,570,658
Kansai Paint Co. Ltd.	25,500	489,400
Kao Corp.	72,500	5,345,128
Kawasaki Heavy Industries Ltd.	20,600	438,063
KDDI Corp.	259,700	6,188,671
Keihan Holdings Co. Ltd.	13,399	545,041
Keikyu Corp.	34,000	560,141
Keio Corp.	16,800	983,250
Keisei Electric Railway Co. Ltd.	19,000	591,485
Keyence Corp.	14,220	7,166,604
Kikkoman Corp.	21,000	1,126,974
Kintetsu Group Holdings Co. Ltd.	25,700	1,112,147
Kirin Holdings Co. Ltd.	122,000	2,566,254
Kobayashi Pharmaceutical Co. Ltd.	6,700	458,857
Kobe Steel Ltd.	48,100	333,136
Koito Manufacturing Co. Ltd.	16,100	821,303
Komatsu Ltd.	137,300	2,924,723
Konami Holdings Corp.	13,600	598,860
Konica Minolta, Inc.	66,400	595,967
Kose Corp.	4,700	745,392
Kubota Corp. (x)	147,400	2,075,514
Kuraray Co. Ltd.	47,200	662,184
Kurita Water Industries Ltd.	16,300	391,578
Kyocera Corp.	47,600	2,367,105
Kyowa Hakko Kirin Co. Ltd.	37,500	704,664
Kyushu Electric Power Co., Inc.	63,200	751,494
Kyushu Railway Co.	23,300	784,958
Lawson, Inc.	7,700	488,920
LINE Corp. (x)*	10,100	345,261
Lion Corp.	32,900	678,619
LIXIL Group Corp.	41,700	520,622
M3, Inc.	62,000	840,144
Makita Corp.	32,800	1,161,499
Marubeni Corp.	231,700	1,612,363
Marui Group Co. Ltd.	26,500	512,455
Maruichi Steel Tube Ltd.	8,900	280,106
Mazda Motor Corp.	83,200	855,841
McDonald’s Holdings Co. Japan Ltd. (x)	10,276	437,808
Mebuki Financial Group, Inc.	135,050	356,503
Medipal Holdings Corp.	24,500	529,976
Meiji Holdings Co. Ltd.	17,522	1,427,789
Minebea Mitsumi, Inc.	56,400	809,904
MISUMI Group, Inc. (x)	43,700	912,013
Mitsubishi Chemical Holdings Corp.	188,100	1,415,107
Mitsubishi Corp.	198,000	5,403,997
Mitsubishi Electric Corp.	267,400	2,931,481
Mitsubishi Estate Co. Ltd.	174,100	2,728,313
Mitsubishi Gas Chemical Co., Inc.	24,000	358,548
Mitsubishi Heavy Industries Ltd.	45,199	1,623,541
Mitsubishi Materials Corp. (x)	14,600	382,769
Mitsubishi Motors Corp.	95,600	527,810
Mitsubishi Tanabe Pharma Corp.	36,000	517,216
Mitsubishi UFJ Financial Group, Inc.	1,722,100	8,491,916
Mitsubishi UFJ Lease & Finance Co. Ltd.	59,300	284,143
Mitsui & Co. Ltd.	242,500	3,758,306
Mitsui Chemicals, Inc.	27,900	625,977
Mitsui Fudosan Co. Ltd.	132,600	2,938,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Mitsui OSK Lines Ltd.	16,300	$354,157
Mizuho Financial Group, Inc.	3,534,435	5,508,665
MonotaRO Co. Ltd.	17,500	426,761
MS&AD Insurance Group Holdings, Inc.	69,580	1,975,050
Murata Manufacturing Co. Ltd.	26,000	3,582,476
Nabtesco Corp.	15,200	327,042
Nagoya Railroad Co. Ltd.	24,800	657,751
NEC Corp.	37,800	1,131,646
Nexon Co. Ltd.	62,100	793,303
NGK Insulators Ltd.	37,000	498,778
NGK Spark Plug Co. Ltd.	22,100	435,956
NH Foods Ltd.	14,600	548,838
Nidec Corp.	33,100	3,793,417
Nikon Corp.	47,100	697,953
Nintendo Co. Ltd.	16,600	4,385,899
Nippon Building Fund, Inc. (REIT)	197	1,240,662
Nippon Electric Glass Co. Ltd.	10,600	257,737
Nippon Express Co. Ltd.	11,700	649,986
Nippon Paint Holdings Co. Ltd. (x)	20,800	705,281
Nippon Prologis REIT, Inc. (REIT)	259	546,750
Nippon Steel & Sumitomo Metal Corp.	118,308	2,023,046
Nippon Telegraph & Telephone Corp.	101,348	4,126,490
Nippon Yusen KK	24,000	371,872
Nissan Chemical Corp.	19,500	1,015,091
Nissan Motor Co. Ltd.	335,100	2,700,847
Nisshin Seifun Group, Inc.	29,315	605,188
Nissin Foods Holdings Co. Ltd.	10,000	627,521
Nitori Holdings Co. Ltd.	11,400	1,416,062
Nitto Denko Corp.	24,500	1,223,239
Nomura Holdings, Inc.	515,800	1,966,634
Nomura Real Estate Holdings, Inc.	19,300	352,132
Nomura Real Estate Master Fund, Inc. (REIT)	554	729,068
Nomura Research Institute Ltd.	17,266	634,695
NSK Ltd.	51,500	441,494
NTT Data Corp.	87,500	955,979
NTT DOCOMO, Inc.	194,000	4,356,267
Obayashi Corp.	94,700	850,337
Obic Co. Ltd.	9,800	750,002
Odakyu Electric Railway Co. Ltd.	44,300	970,864
Oji Holdings Corp.	128,800	659,238
Olympus Corp.	41,500	1,268,994
Omron Corp.	27,900	1,005,602
Ono Pharmaceutical Co. Ltd.	58,100	1,175,834
Oracle Corp. Japan	5,900	373,297
Oriental Land Co. Ltd.	29,500	2,995,162
ORIX Corp.	191,000	2,775,158
Osaka Gas Co. Ltd.	56,400	1,030,570
Otsuka Corp.	14,800	405,187
Otsuka Holdings Co. Ltd.	57,900	2,362,794
Panasonic Corp.	323,500	2,902,663
Park24 Co. Ltd.	17,200	380,194
Persol Holdings Co. Ltd.	24,600	361,278
Pigeon Corp.	16,100	695,192
Pola Orbis Holdings, Inc. (x)	14,900	399,162
Rakuten, Inc. (x)	121,600	808,549
Recruit Holdings Co. Ltd.	161,500	3,866,433
Renesas Electronics Corp.*	112,200	514,624
Resona Holdings, Inc.	301,905	1,444,170
Ricoh Co. Ltd.	101,100	988,782
Rinnai Corp.	4,800	314,335
Rohm Co. Ltd.	14,400	909,758
Ryohin Keikaku Co. Ltd.	3,300	803,120
Sankyo Co. Ltd.	7,400	280,217
Santen Pharmaceutical Co. Ltd.	51,800	741,308
SBI Holdings, Inc.	30,720	599,643
Secom Co. Ltd.	30,800	2,542,951
Sega Sammy Holdings, Inc.	27,800	392,025
Seibu Holdings, Inc.	31,100	539,465
Seiko Epson Corp.	42,500	596,335
Sekisui Chemical Co. Ltd.	55,600	822,674
Sekisui House Ltd.	93,300	1,367,947
Seven & i Holdings Co. Ltd.	110,400	4,807,079
Seven Bank Ltd.	77,000	219,613
SG Holdings Co. Ltd.	13,400	351,436
Sharp Corp.	30,300	307,902
Shimadzu Corp.	32,000	626,175
Shimamura Co. Ltd.	3,200	245,958
Shimano, Inc.	10,600	1,506,939
Shimizu Corp.	77,700	638,560
Shin-Etsu Chemical Co. Ltd.	53,800	4,144,796
Shinsei Bank Ltd.	23,600	279,327
Shionogi & Co. Ltd.	40,000	2,268,147
Shiseido Co. Ltd.	56,200	3,491,988
Shizuoka Bank Ltd. (The)	66,000	513,712
Showa Denko KK (x)	18,500	542,641
Showa Shell Sekiyu KK	29,700	415,915
SMC Corp.	8,600	2,568,822
SoftBank Group Corp.	120,900	7,969,094
Sohgo Security Services Co. Ltd.	10,400	489,639
Sompo Holdings, Inc.	48,625	1,641,319
Sony Corp.	186,000	8,957,182
Sony Financial Holdings, Inc.	25,300	469,603
Stanley Electric Co. Ltd.	20,200	563,332
Subaru Corp.	89,100	1,902,082
SUMCO Corp. (x)	32,600	367,592
Sumitomo Chemical Co. Ltd.	210,000	1,026,974
Sumitomo Corp.	163,200	2,302,264
Sumitomo Dainippon Pharma Co. Ltd.	24,200	779,399
Sumitomo Electric Industries Ltd.	110,600	1,460,052
Sumitomo Heavy Industries Ltd.	14,700	433,364
Sumitomo Metal Mining Co. Ltd.	34,499	917,569
Sumitomo Mitsui Financial Group, Inc.	194,797	6,423,788
Sumitomo Mitsui Trust Holdings, Inc.	49,268	1,793,301
Sumitomo Realty & Development Co. Ltd.	52,500	1,917,494
Sumitomo Rubber Industries Ltd.	24,400	290,389
Sundrug Co. Ltd.	10,800	321,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Suntory Beverage & Food Ltd. (x)	20,100	$907,225
Suzuken Co. Ltd.	10,320	529,664
Suzuki Motor Corp.	50,900	2,575,566
Sysmex Corp. (x)	25,400	1,225,477
T&D Holdings, Inc.	79,900	921,758
Taiheiyo Cement Corp.	17,300	532,453
Taisei Corp.	32,100	1,364,737
Taisho Pharmaceutical Holdings Co. Ltd.	5,000	497,103
Taiyo Nippon Sanso Corp.	17,000	279,901
Takashimaya Co. Ltd.	21,000	266,851
Takeda Pharmaceutical Co. Ltd. (x)	110,400	3,745,954
TDK Corp. (x)	19,000	1,351,953
Teijin Ltd.	27,800	442,572
Terumo Corp.	43,700	2,455,041
THK Co. Ltd.	15,100	280,602
Tobu Railway Co. Ltd.	28,600	767,131
Toho Co. Ltd.	16,500	596,286
Toho Gas Co. Ltd.	10,800	455,089
Tohoku Electric Power Co., Inc.	64,200	843,847
Tokio Marine Holdings, Inc.	98,600	4,687,005
Tokyo Century Corp.	5,800	252,349
Tokyo Electric Power Co. Holdings, Inc.*	206,100	1,218,822
Tokyo Electron Ltd.	23,300	2,673,196
Tokyo Gas Co. Ltd.	54,700	1,383,339
Tokyu Corp.	74,800	1,215,667
Tokyu Fudosan Holdings Corp.	84,500	419,465
Toppan Printing Co. Ltd.	34,500	504,899
Toray Industries, Inc.	196,300	1,371,519
Toshiba Corp.	95,500	2,710,973
Tosoh Corp.	37,900	490,390
TOTO Ltd.	20,900	718,430
Toyo Seikan Group Holdings Ltd.	24,000	547,478
Toyo Suisan Kaisha Ltd.	12,500	436,224
Toyoda Gosei Co. Ltd.	8,500	169,467
Toyota Industries Corp.	21,900	1,007,740
Toyota Motor Corp.	334,670	19,437,893
Toyota Tsusho Corp.	32,300	949,969
Trend Micro, Inc.	17,000	920,057
Tsuruha Holdings, Inc.	5,200	446,050
Unicharm Corp.	59,900	1,935,193
United Urban Investment Corp. (REIT)	421	652,803
USS Co. Ltd.	32,300	539,081
Welcia Holdings Co. Ltd. (x)	6,600	299,758
West Japan Railway Co.	23,300	1,645,556
Yahoo Japan Corp.	399,900	1,004,631
Yakult Honsha Co. Ltd. (x)	17,100	1,198,923
Yamada Denki Co. Ltd.	82,100	393,357
Yamaguchi Financial Group, Inc.	25,000	238,955
Yamaha Corp.	22,400	951,025
Yamaha Motor Co. Ltd. (x)	43,000	836,882
Yamato Holdings Co. Ltd.	48,400	1,318,961
Yamazaki Baking Co. Ltd.	17,000	356,119
Yaskawa Electric Corp.	33,800	818,530
Yokogawa Electric Corp.	33,900	581,476
Yokohama Rubber Co. Ltd. (The) (x)	16,700	311,515
ZOZO, Inc.	30,000	541,500

		444,999,989

Luxembourg (0.2%)
ArcelorMittal	97,321	2,008,036
Eurofins Scientific SE (x)	1,564	580,806
RTL Group SA	5,618	300,703
SES SA (FDR)	52,157	999,008
Tenaris SA	71,538	766,835

		4,655,388

Macau (0.2%)
Galaxy Entertainment Group Ltd.	354,000	2,221,957
MGM China Holdings Ltd. (x)	123,600	208,051
Sands China Ltd.	364,000	1,576,310
SJM Holdings Ltd.	349,000	321,757
Wynn Macau Ltd.	212,000	456,189

		4,784,264

Mexico (0.0%)
Fresnillo plc	30,621	334,673

Netherlands (4.2%)
ABN AMRO Group NV (CVA) (m)	61,663	1,444,353
Aegon NV	268,476	1,248,075
Akzo Nobel NV	36,587	2,940,958
ASML Holding NV	60,056	9,370,355
EXOR NV	16,102	870,109
Heineken Holding NV	17,163	1,444,501
Heineken NV	37,977	3,347,193
ING Groep NV	570,175	6,110,468
Koninklijke Ahold Delhaize NV	182,677	4,608,499
Koninklijke DSM NV	25,867	2,104,703
Koninklijke KPN NV	494,338	1,444,813
Koninklijke Philips NV	139,255	4,907,773
Koninklijke Vopak NV	10,386	470,491
NN Group NV	44,653	1,773,827
NXP Semiconductors NV	50,451	3,697,049
Randstad NV	18,314	837,619
Royal Dutch Shell plc, Class A	673,289	19,761,378
Royal Dutch Shell plc, Class B	548,774	16,329,742
Wolters Kluwer NV	42,536	2,511,892

		85,223,798

New Zealand (0.2%)
a2 Milk Co. Ltd.*	100,193	740,935
Auckland International Airport Ltd.	145,394	697,899
Fisher & Paykel Healthcare Corp. Ltd.	79,176	686,521
Fletcher Building Ltd.	122,979	402,649
Meridian Energy Ltd.	192,037	437,105
Ryman Healthcare Ltd.	64,482	463,361
Spark New Zealand Ltd.	265,112	736,321

		4,164,791

Norway (0.7%)
Aker BP ASA	14,797	374,713

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
DNB ASA	138,557	$2,222,446
Equinor ASA	171,595	3,659,469
Gjensidige Forsikring ASA	29,911	465,863
Marine Harvest ASA	61,247	1,289,313
Norsk Hydro ASA	197,042	891,833
Orkla ASA	125,054	983,358
Schibsted ASA, Class B	13,931	422,635
Telenor ASA	106,704	2,059,802
Yara International ASA	27,393	1,051,444

		13,420,876

Portugal (0.2%)
EDP – Energias de Portugal SA	378,668	1,320,962
Galp Energia SGPS SA	74,382	1,177,857
Jeronimo Martins SGPS SA	33,378	395,174

		2,893,993

Singapore (1.2%)
Ascendas REIT (REIT)	379,571	713,689
CapitaLand Commercial Trust (REIT)	378,716	485,255
CapitaLand Ltd.	372,700	847,641
CapitaLand Mall Trust (REIT)	397,000	656,854
City Developments Ltd.	56,400	334,701
ComfortDelGro Corp. Ltd.	305,700	480,066
DBS Group Holdings Ltd.	262,900	4,542,252
Genting Singapore Ltd.	913,941	654,253
Golden Agri-Resources Ltd.	1,209,009	216,718
Jardine Cycle & Carriage Ltd.	15,533	400,974
Keppel Corp. Ltd.	203,700	885,012
Oversea-Chinese Banking Corp. Ltd.	460,806	3,784,914
SATS Ltd.	96,300	330,013
Sembcorp Industries Ltd.	157,200	293,561
Singapore Airlines Ltd.	74,000	509,491
Singapore Exchange Ltd.	109,200	570,607
Singapore Press Holdings Ltd.	167,636	288,039
Singapore Technologies Engineering Ltd.	219,100	558,761
Singapore Telecommunications Ltd.	1,217,800	2,612,160
Suntec REIT (REIT)	352,800	459,682
United Overseas Bank Ltd.	196,975	3,530,540
UOL Group Ltd.	71,211	322,207
Venture Corp. Ltd.	37,400	379,019
Wilmar International Ltd.	302,800	693,733

		24,550,142

South Africa (0.2%)
Anglo American plc	154,366	3,412,423
Investec plc	94,057	524,787

		3,937,210

Spain (2.7%)
ACS Actividades de Construccion y Servicios SA	36,157	1,389,995
Aena SME SA (m)	10,207	1,582,565
Amadeus IT Group SA	64,330	4,479,243
Banco Bilbao Vizcaya Argentaria SA	976,952	5,153,435
Banco de Sabadell SA	848,690	965,638
Banco Santander SA	2,383,426	10,756,031
Bankia SA (x)	197,401	574,828
Bankinter SA	103,743	829,145
CaixaBank SA	521,514	1,876,985
Enagas SA	26,242	708,602
Endesa SA	45,488	1,046,933
Ferrovial SA	71,013	1,432,234
Grifols SA	46,100	1,204,145
Iberdrola SA	890,487	7,125,179
Industria de Diseno Textil SA	159,824	4,074,405
Mapfre SA	178,624	473,470
Naturgy Energy Group SA	53,241	1,350,713
Red Electrica Corp. SA	60,889	1,356,280
Repsol SA	198,987	3,198,791
Siemens Gamesa Renewable Energy SA (x)*	34,704	420,491
Telefonica SA	684,657	5,778,677

		55,777,785

Sweden (2.2%)
Alfa Laval AB	41,760	891,508
Assa Abloy AB, Class B	147,086	2,629,791
Atlas Copco AB, Class A*	99,977	2,388,507
Atlas Copco AB, Class B*	56,275	1,233,834
Boliden AB*	38,977	847,736
Electrolux AB	35,058	742,786
Epiroc AB, Class A*	92,217	875,780
Epiroc AB, Class B*	62,978	563,740
Essity AB, Class B	90,183	2,216,171
Hennes & Mauritz AB, Class B	130,116	1,848,112
Hexagon AB, Class B	38,287	1,767,214
Husqvarna AB, Class B	56,432	419,573
ICA Gruppen AB	11,619	415,710
Industrivarden AB, Class C	21,453	435,210
Investor AB, Class B	66,736	2,836,500
Kinnevik AB, Class B	36,613	885,878
L E Lundbergforetagen AB, Class B	10,848	320,649
Lundin Petroleum AB	29,663	741,613
Sandvik AB	165,409	2,366,747
Securitas AB, Class B	46,735	751,385
Skandinaviska Enskilda Banken AB, Class A	241,600	2,351,800
Skanska AB, Class B	50,013	798,540
SKF AB, Class B	55,049	838,246
Svenska Handelsbanken AB, Class A	219,682	2,433,570
Swedbank AB, Class A	134,415	2,996,378
Swedish Match AB	25,227	994,570
Tele2 AB, Class B	69,708	890,720
Telefonaktiebolaget LM Ericsson, Class B	450,155	3,967,668
Telia Co. AB	404,403	1,919,028
Volvo AB, Class B	230,276	3,027,832

		45,396,796

Switzerland (8.2%)
ABB Ltd. (Registered)	270,018	5,148,047
Adecco Group AG (Registered)	22,360	1,047,140
Baloise Holding AG (Registered)	7,010	967,569
Barry Callebaut AG (Registered)	345	536,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Chocoladefabriken Lindt & Spruengli AG	162	$1,006,344
Chocoladefabriken Lindt & Spruengli AG (Registered)	15	1,117,942
Cie Financiere Richemont SA (Registered)	76,481	4,915,238
Clariant AG (Registered)	27,773	512,444
Coca-Cola HBC AG	30,635	953,232
Credit Suisse Group AG (Registered)*	374,497	4,127,010
Dufry AG (Registered) (x)	5,098	484,176
EMS-Chemie Holding AG (Registered)	1,272	605,686
Geberit AG (Registered) (x)	5,355	2,086,299
Givaudan SA (Registered)	1,367	3,170,647
Glencore plc	1,671,806	6,166,226
Julius Baer Group Ltd.	32,999	1,179,179
Kuehne + Nagel International AG (Registered)	7,767	1,001,262
LafargeHolcim Ltd. (Registered)*	71,138	2,939,581
Lonza Group AG (Registered)*	10,958	2,848,827
Nestle SA (Registered)	448,778	36,486,032
Novartis AG (Registered)	317,651	27,206,293
Pargesa Holding SA	6,135	443,188
Partners Group Holding AG	2,467	1,499,522
Roche Holding AG	102,937	25,453,669
Schindler Holding AG	6,133	1,218,457
Schindler Holding AG (Registered)	2,987	580,898
SGS SA (Registered)	767	1,728,054
Sika AG (Registered)	18,981	2,412,360
Sonova Holding AG (Registered)	7,924	1,292,019
STMicroelectronics NV	100,064	1,427,973
Straumann Holding AG (Registered) (x)	1,535	970,901
Swatch Group AG (The)	4,632	1,355,069
Swatch Group AG (The) (Registered)	7,880	456,769
Swiss Life Holding AG (Registered)	4,947	1,909,434
Swiss Prime Site AG (Registered)	10,604	859,129
Swiss Re AG	44,652	4,102,714
Swisscom AG (Registered)	3,859	1,846,757
Temenos Group AG (Registered)	9,032	1,088,465
UBS Group AG (Registered)*	564,772	7,050,027
Vifor Pharma AG	6,192	672,067
Zurich Insurance Group AG*	22,175	6,625,660

		167,498,805

United Arab Emirates (0.0%)
NMC Health plc	14,241	497,817

United Kingdom (12.8%)
3i Group plc	147,076	1,444,062
Admiral Group plc	29,013	754,191
Ashtead Group plc	68,859	1,426,648
Associated British Foods plc	53,388	1,388,511
AstraZeneca plc	185,603	13,880,407
Auto Trader Group plc (m)	134,518	776,366
Aviva plc	577,701	2,755,315
Babcock International Group plc (x)	37,129	231,578
BAE Systems plc	467,965	2,731,288
Barclays plc	2,507,131	4,809,237
Barratt Developments plc	142,933	843,687
Berkeley Group Holdings plc	19,089	846,695
BP plc	2,927,065	18,468,098
British American Tobacco plc	336,069	10,716,966
British Land Co. plc (The) (REIT)	140,349	953,676
BT Group plc	1,235,662	3,740,386
Bunzl plc	50,356	1,515,150
Burberry Group plc	59,347	1,305,700
Centrica plc	837,607	1,440,307
CNH Industrial NV	147,341	1,325,552
Coca-Cola European Partners plc	32,332	1,482,422
Compass Group plc	232,048	4,871,775
ConvaTec Group plc (m)	220,375	389,255
Croda International plc	18,573	1,103,233
DCC plc	14,934	1,135,248
Diageo plc	360,634	12,818,203
Direct Line Insurance Group plc	204,387	827,829
easyJet plc	22,328	313,449
Experian plc	135,814	3,300,923
Fiat Chrysler Automobiles NV*	159,033	2,312,142
G4S plc	216,018	540,621
GlaxoSmithKline plc	726,720	13,792,895
GVC Holdings plc	80,699	693,615
Hammerson plc (REIT)	112,684	471,892
Hargreaves Lansdown plc	42,891	1,010,578
HSBC Holdings plc	2,916,653	23,935,135
Imperial Brands plc	139,738	4,225,674
Informa plc	182,417	1,462,748
InterContinental Hotels Group plc	27,220	1,464,951
International Consolidated Airlines Group SA	92,740	735,990
Intertek Group plc	23,382	1,423,496
ITV plc	509,132	807,985
J Sainsbury plc	261,628	882,219
John Wood Group plc	95,010	608,323
Johnson Matthey plc	28,102	1,002,650
Kingfisher plc (x)	294,608	779,415
Land Securities Group plc (REIT)	112,999	1,158,365
Legal & General Group plc	867,523	2,545,555
Lloyds Banking Group plc	10,422,055	6,886,639
London Stock Exchange Group plc	46,519	2,400,615
Marks & Spencer Group plc (x)	235,561	742,436
Meggitt plc	110,613	661,710
Melrose Industries plc (x)	697,566	1,444,482
Merlin Entertainments plc(m)	99,290	401,843
Micro Focus International plc	63,144	1,103,630
Mondi plc	55,023	1,138,553
National Grid plc	497,933	4,815,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Next plc	20,168	$1,026,358
Pearson plc	116,958	1,394,313
Persimmon plc	46,911	1,149,292
Prudential plc	379,752	6,785,055
Reckitt Benckiser Group plc	98,394	7,513,958
RELX plc (London Stock Exchange)	159,610	3,278,218
RELX plc (Turquoise Stock Exchange)	130,049	2,677,234
Rolls-Royce Holdings plc	248,579	2,615,929
Rolls-Royce Holdings plc (Preference) (q)(r)*	10,613,212	13,528
Royal Bank of Scotland Group plc	719,237	1,977,593
Royal Mail plc	122,274	424,495
RSA Insurance Group plc	156,849	1,023,396
Sage Group plc (The)	152,862	1,170,338
Schroders plc	19,063	591,209
Segro plc (REIT)	154,049	1,155,517
Severn Trent plc	35,002	808,670
Smith & Nephew plc	130,872	2,434,014
Smiths Group plc	59,170	1,024,454
SSE plc	145,777	2,004,322
St James’s Place plc	75,963	910,148
Standard Chartered plc	411,511	3,180,846
Standard Life Aberdeen plc (x)	341,170	1,116,320
Taylor Wimpey plc	484,799	838,564
Tesco plc	1,447,217	3,506,810
Unilever NV (CVA)	226,112	12,285,795
Unilever plc	165,709	8,672,822
United Utilities Group plc	98,112	918,739
Vodafone Group plc	3,914,184	7,605,769
Weir Group plc (The)	33,881	557,064
Whitbread plc	27,125	1,579,004
Wm Morrison Supermarkets plc	311,049	843,070
WPP plc	187,425	2,013,000

		260,141,452

United States (0.6%)
Carnival plc	25,004	1,199,359
Ferguson plc	34,071	2,182,109
QIAGEN NV*	34,279	1,168,855
Shire plc	127,610	7,416,050

		11,966,373

Total Common Stocks (89.9%) (Cost $1,838,502,809)		1,831,623,318

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/9/19* (Cost $88,160)	191,762	87,885

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $8,004,138, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $8,434,288. (xx)	$8,000,000	$8,000,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $992,227, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,012,071. (xx)	992,067	992,067
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $400,057, collateralized by various Common Stocks; total market value $445,285. (xx)	400,000	400,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,700,443, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,754,000. (xx)	2,700,000	2,700,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $5,002,343, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $5,100,000. (xx)	5,000,000	5,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $1,000,469, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $1,020,000. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $10,001,406, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $10,954,759. (xx)	$10,000,000	$10,000,000

Total Repurchase Agreements		28,092,067

Total Short-Term Investments (1.4%) (Cost $28,092,067)		28,092,067

Total Investments in Securities (91.3%) (Cost $1,866,683,036)		1,859,803,270
Other Assets Less Liabilities (8.7%)		177,744,685

Net Assets (100%)		$2,037,547,955

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $12,543,663 or 0.6% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $33,760,041. This was collateralized by $7,307,445 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 2/15/48 and by cash of $28,092,067 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
GBP	—	British Pound
HKD	—	Hong Kong Dollar
ILS	—	Israeli Sheqel
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$356,112,360	17.5%
Industrials	261,724,575	12.8
Consumer Staples	212,060,196	10.4
Health Care	208,589,378	10.2
Consumer Discretionary	204,828,523	10.1
Materials	134,800,359	6.6
Information Technology	108,821,631	5.3
Energy	107,147,130	5.3
Communication Services	101,142,078	5.0
Utilities	68,644,649	3.4
Real Estate	67,840,324	3.3
Repurchase Agreements	28,092,067	1.4
Cash and Other	177,744,685	8.7

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	284,052	7,986,843	530,439	(268,750)	53,898	(2,182,353)	6,120,077	335,015	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	2,417	3/2019	EUR	82,358,319	(3,402,768)
FTSE 100 Index	623	3/2019	GBP	52,877,506	(1,175,723)
SPI 200 Index	212	3/2019	AUD	20,759,518	283,273
TOPIX Index	402	3/2019	JPY	54,777,337	(2,580,657)

					(6,875,875)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	723,169,281	USD	6,530,140	HSBC Bank plc	1/4/2019	68,426
EUR	8,622,302	USD	9,868,365	HSBC Bank plc	3/15/2019	69,957
GBP	3,624,314	USD	4,593,916	HSBC Bank plc	3/15/2019	41,690
JPY	607,774,671	USD	5,389,445	HSBC Bank plc	3/15/2019	187,380

Total unrealized appreciation						367,453

USD	3,677,427	JPY	406,591,072	HSBC Bank plc	1/4/2019	(32,518)
USD	1,971,927	JPY	217,619,851	HSBC Bank plc	1/7/2019	(14,297)
AUD	3,258,072	USD	2,356,880	HSBC Bank plc	3/15/2019	(59,226)
USD	1,613,062	EUR	1,400,869	HSBC Bank plc	3/15/2019	(1,621)

Total unrealized depreciation						(107,662)

Net unrealized appreciation						259,791

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in

USD): AUD 18,595,835, CHF 106,291, DKK 6,675, EUR 71,428,510, GBP 45,044,423, HKD 1,787,818, ILS 10,549, JPY 54,483,822, NOK 16,300, NZD 10,060, SEK 1,321,283 and SGD 133.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$140,711,356	$—	$140,711,356
Austria	—	4,356,008	—	4,356,008
Belgium	—	17,411,575	—	17,411,575
Chile	—	574,343	—	574,343
China	638,183	2,667,839	—	3,306,022
Colombia	—	637,159	—	637,159
Denmark	—	32,176,953	—	32,176,953
Finland	—	22,937,315	—	22,937,315
France	—	197,778,745	—	197,778,745
Germany	—	161,109,070	—	161,109,070
Hong Kong	4,687,433	58,512,487	—	63,199,920
Ireland	853,678	10,439,954	—	11,293,632
Israel	4,617,989	5,195,771	—	9,813,760
Italy	—	36,073,308	—	36,073,308
Japan	—	444,999,989	—	444,999,989
Luxembourg	—	4,655,388	—	4,655,388
Macau	—	4,784,264	—	4,784,264
Mexico	—	334,673	—	334,673
Netherlands	3,697,049	81,526,749	—	85,223,798
New Zealand	—	4,164,791	—	4,164,791
Norway	—	13,420,876	—	13,420,876
Portugal	—	2,893,993	—	2,893,993
Singapore	—	24,550,142	—	24,550,142
South Africa	—	3,937,210	—	3,937,210
Spain	—	55,777,785	—	55,777,785
Sweden	—	45,396,796	—	45,396,796
Switzerland	—	167,498,805	—	167,498,805
United Arab Emirates	—	497,817	—	497,817
United Kingdom	1,482,422	258,645,502	13,528	260,141,452
United States	—	11,966,373	—	11,966,373
Forward Currency Contracts	—	367,453	—	367,453
Futures	283,273	—	—	283,273
Right
Spain	—	87,885	—	87,885
Short-Term Investments
Repurchase Agreements	—	28,092,067	—	28,092,067

Total Assets	$16,260,027	$1,844,180,441	$13,528	$1,860,453,996

Liabilities:
Forward Currency Contracts	$—	$(107,662)	$—	$(107,662)
Futures	(7,159,148)	—	—	(7,159,148)

Total Liabilities	$(7,159,148)	$(107,662)	$—	$(7,266,810)

Total	$9,100,879	$1,844,072,779	$13,528	$1,853,187,186

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$367,453
Equity contracts	Receivables, Net assets – Unrealized appreciation	283,273	*

Total		$650,726

	Liability Derivatives
Foreign exchange contracts	Payables	$(107,662)
Equity contracts	Payables, Net assets – Unrealized depreciation	(7,159,148	)*

Total		$(7,266,810)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,095,310)	$(1,095,310)
Equity contracts	(18,512,384)	—	(18,512,384)

Total	$(18,512,384)	$(1,095,310)	$(19,607,694)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(37,637)	$(37,637)
Equity contracts	(7,781,338)	—	(7,781,338)

Total	$(7,781,338)	$(37,637)	$(7,818,975)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $25,739,000 and futures contracts with an average notional balance of approximately $233,501,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$367,453	$(107,662)	$—	$259,791

Total	$367,453	$(107,662)	$—	$259,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$107,662	$(107,662)	$—	$—

Total	$107,662	$(107,662)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$181,626,911
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$107,437,136

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$228,267,132
Aggregate gross unrealized depreciation	(245,636,358)

Net unrealized depreciation	$(17,369,226)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,870,556,412

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $6,332,727)	$6,120,077
Unaffiliated Issuers (Cost $1,832,258,242)	1,825,591,126
Repurchase Agreements (Cost $28,092,067)	28,092,067
Cash	10,772,406
Foreign cash (Cost $202,541,528)	192,811,699
Cash held as collateral at broker for futures	11,621,870
Receivable for securities sold	6,533,131
Dividends, interest and other receivables	6,127,779
Due from Custodian	3,105,708
Due from broker for futures variation margin	1,714,198
Unrealized appreciation on forward foreign currency contracts	367,453
Receivable for Portfolio shares sold	133,601
Securities lending income receivable	43,726
Other assets	101,300

Total assets	2,093,136,141

LIABILITIES
Payable for return of collateral on securities loaned	28,092,067
Payable for securities purchased	25,563,308
Investment management fees payable	768,946
Payable for Portfolio shares redeemed	677,118
Administrative fees payable	209,799
Unrealized depreciation on forward foreign currency contracts	107,662
Distribution fees payable – Class IB	22,268
Accrued expenses	147,018

Total liabilities	55,588,186

NET ASSETS	$2,037,547,955

Net assets were comprised of:
Paid in capital	$2,093,418,797
Total distributable earnings (loss)	(55,870,842)

Net assets	$2,037,547,955

Class IB
Net asset value, offering and redemption price per share, $102,960,096 / 8,916,933 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.55

Class K
Net asset value, offering and redemption price per share, $1,934,587,859 / 166,657,955 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.61

(x)	Includes value of securities on loan of $33,760,041.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($335,015 of dividend income received from affiliates) (net of $5,402,322 foreign withholding tax)	$60,787,137
Interest	428,785
Securities lending (net)	741,763

Total income	61,957,685

EXPENSES
Investment management fees	9,857,242
Administrative fees	2,665,029
Custodian fees	807,975
Distribution fees – Class IB	301,705
Printing and mailing expenses	170,013
Professional fees	101,029
Trustees’ fees	53,772
Miscellaneous	200,242

Total expenses	14,157,007

NET INVESTMENT INCOME (LOSS)	47,800,678

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($53,898 of realized gain (loss) from affiliates)	4,037,179
Futures contracts	(18,512,384)
Forward foreign currency contracts	(1,095,310)
Foreign currency transactions	547,128

Net realized gain (loss)	(15,023,387)

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(2,182,353) of change in unrealized appreciation (depreciation) from affiliates)	(335,452,000)
Futures contracts	(7,781,338)
Forward foreign currency contracts	(37,637)
Foreign currency translations	(8,970,064)

Net change in unrealized appreciation (depreciation)	(352,241,039)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(367,264,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(319,463,748)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$47,800,678	$44,682,826
Net realized gain (loss)	(15,023,387)	37,779,487
Net change in unrealized appreciation (depreciation)	(352,241,039)	392,383,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(319,463,748)	474,845,392

Distributions to shareholders: (a)
Class IB	(2,545,333)	(3,646,854)
Class K	(50,458,028)	(65,863,619)

Total distributions to shareholders	(53,003,361)	(69,510,473)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 809,558 and 581,932 shares, respectively ]	10,850,685	7,554,966
Capital shares issued in reinvestment of dividends and distributions [ 210,046 and 267,798 shares, respectively ]	2,545,333	3,646,854
Capital shares repurchased [ (1,526,401) and (2,020,828) shares, respectively ]	(20,519,667)	(26,192,271)

Total Class IB transactions	(7,123,649)	(14,990,451)

Class K
Capital shares sold [ 20,762,449 and 6,533,561 shares, respectively ]	255,946,061	83,875,812
Capital shares issued in reinvestment of dividends and distributions [ 4,150,445 and 4,810,745 shares, respectively ]	50,458,028	65,863,619
Capital shares repurchased [ (16,093,012) and (13,315,663) shares, respectively ]	(212,460,850)	(176,821,694)

Total Class K transactions	93,943,239	(27,082,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	86,819,590	(42,072,714)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(285,647,519)	363,262,205
NET ASSETS:
Beginning of year	2,323,195,474	1,959,933,269

End of year (b)	$2,037,547,955	$2,323,195,474

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,539,610 and $47,375,317 for Classes IB and K, respectively; and dividends from net realized capital gains of $1,107,244 and $18,488,302 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(7,998,914) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.82	$11.45	$11.61	$12.27	$13.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.24	0.24	0.14	0.17
Net realized and unrealized gain (loss)	(2.24)	2.53	(0.26)	(0.44)	(1.02)

Total from investment operations	(1.98)	2.77	(0.02)	(0.30)	(0.85)

Less distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.14)	— #	(0.11)
Distributions from net realized gains	(0.04)	(0.12)	—	(0.36)	(0.23)

Total dividends and distributions	(0.29)	(0.40)	(0.14)	(0.36)	(0.34)

Net asset value, end of year	$11.55	$13.82	$11.45	$11.61	$12.27

Total return	(14.43)%	24.23%	(0.13)%	(2.40)%	(6.43)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$102,960	$130,219	$121,275	$125,995	$128,806
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.87%	0.87%	0.88%
Before waivers and reimbursements (f)	0.88%	0.88%	0.87%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.95%	1.82%	2.09%	1.14%	1.28%
Before waivers and reimbursements (f)	1.95%	1.82%	2.09%	1.14%	1.28%
Portfolio turnover rate^	5%	5%	5%	3%	3%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.89	$11.51	$11.67	$12.30	$13.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	0.27	0.26	0.17	0.20
Net realized and unrealized gain (loss)	(2.24)	2.54	(0.25)	(0.44)	(1.02)

Total from investment operations	(1.95)	2.81	0.01	(0.27)	(0.82)

Less distributions:
Dividends from net investment income	(0.29)	(0.31)	(0.17)	— #	(0.14)
Distributions from net realized gains	(0.04)	(0.12)	—	(0.36)	(0.23)

Total dividends and distributions	(0.33)	(0.43)	(0.17)	(0.36)	(0.37)

Net asset value, end of year	$11.61	$13.89	$11.51	$11.67	$12.30

Total return	(14.19)%	24.47%	0.13%	(2.15)%	(6.17)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,934,588	$2,192,977	$1,838,658	$1,647,776	$1,376,510
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63%	0.63%	0.62%	0.62%	0.63%
Before waivers and reimbursements (f)	0.63%	0.63%	0.62%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.19%	2.06%	2.32%	1.39%	1.48%
Before waivers and reimbursements (f)	2.19%	2.06%	2.31%	1.38%	1.48%
Portfolio turnover rate^	5%	5%	5%	3%	3%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	(14.18)%	(0.37)%	3.61%
Volatility Managed Index – International II	(13.65)	(0.14)	4.66
International Proxy Index	(14.62)	0.17	4.94
Volatility Managed Index – International Proxy II	(14.17)	(0.19)	4.70
MSCI EAFE® Index	(13.79)	0.53	5.15

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (14.18)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International II, the International Proxy Index, the Volatility Managed Index — International Proxy II and the MSCI EAFE® Index, which returned (13.65)%, (14.62)%, (14.17)% and (13.79)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to performance for the year were utilities, real estate, energy, health care and communication services.

•	The five stocks that contributed the most to performance for the year were Sika AG, AstraZeneca plc, GlaxoSmithKline plc, Sky plc and CSL Ltd.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year were financials, industrials, consumer discretionary, materials and consumer staples.

•	The five stocks that detracted the most from performance for the year were British American Tobacco plc, Bayer AG, BASF SE, Anheuser-Busch InBev SA and HSBC Holdings plc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$249,114,043	17.4%
Industrials	182,780,776	12.7
Consumer Staples	148,335,357	10.3
Health Care	145,821,635	10.2
Consumer Discretionary	143,225,209	10.0
Materials	94,318,659	6.6
Information Technology	76,090,919	5.3
Energy	74,909,342	5.2
Communication Services	70,900,342	4.9
Utilities	48,080,523	3.4
Real Estate	47,419,694	3.3
Repurchase Agreements	21,775,456	1.5
Cash and Other	131,758,810	9.2

		100.0%

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class K
Actual	$1,000.00	$882.00	$3.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.28

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.64%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (6.9%)
AGL Energy Ltd.	66,243	$958,519
Alumina Ltd.	264,604	424,793
Amcor Ltd.	120,557	1,125,083
AMP Ltd.	295,132	509,436
APA Group	121,781	729,060
Aristocrat Leisure Ltd.	58,646	895,675
ASX Ltd.	20,293	857,570
Aurizon Holdings Ltd.	197,953	596,720
AusNet Services	184,523	202,211
Australia & New Zealand Banking Group Ltd.	294,418	5,073,163
Bank of Queensland Ltd.	39,492	268,794
Bendigo & Adelaide Bank Ltd.	52,505	399,350
BHP Group Ltd. (x)	301,819	7,281,832
BHP Group plc	216,393	4,523,934
BlueScope Steel Ltd.	54,975	424,329
Boral Ltd.	114,717	399,126
Brambles Ltd.	162,287	1,160,159
Caltex Australia Ltd.	27,852	499,835
Challenger Ltd.	57,022	381,144
CIMIC Group Ltd.	9,618	294,051
Coca-Cola Amatil Ltd.	54,923	316,807
Cochlear Ltd.	6,045	734,545
Coles Group Ltd.*	118,454	979,504
Commonwealth Bank of Australia	180,306	9,202,405
Computershare Ltd.	46,166	558,930
Crown Resorts Ltd.	40,923	341,837
CSL Ltd.	46,352	6,053,391
Dexus (REIT)	98,934	739,899
Domino’s Pizza Enterprises Ltd. (x)	6,991	200,150
Flight Centre Travel Group Ltd.	5,564	168,194
Fortescue Metals Group Ltd.	155,311	455,155
Goodman Group (REIT)	168,037	1,257,752
GPT Group (The) (REIT)	177,415	667,284
Harvey Norman Holdings Ltd. (x)	55,276	123,134
Incitec Pivot Ltd.	166,049	383,592
Insurance Australia Group Ltd.	240,297	1,184,687
LendLease Group	58,792	479,588
Macquarie Group Ltd.	33,131	2,535,186
Medibank Pvt Ltd.	270,711	490,010
Mirvac Group (REIT)	361,332	570,071
National Australia Bank Ltd.	280,124	4,753,404
Newcrest Mining Ltd.	79,921	1,231,283
Oil Search Ltd.	144,578	729,070
Orica Ltd.	38,964	473,379
Origin Energy Ltd. (x)*	179,384	817,400
QBE Insurance Group Ltd.	138,067	982,150
Ramsay Health Care Ltd. (x)	15,258	620,383
REA Group Ltd.	4,991	260,048
Rio Tinto Ltd.	38,029	2,103,362
Rio Tinto plc	120,235	5,732,911
Santos Ltd.	175,506	677,364
Scentre Group (REIT)	544,755	1,496,288
SEEK Ltd.	33,786	402,615
Sonic Healthcare Ltd.	41,885	652,249
South32 Ltd.	525,519	1,239,858
Stockland (REIT)	249,425	618,793
Suncorp Group Ltd.	131,096	1,166,149
Sydney Airport	113,601	538,478
Tabcorp Holdings Ltd. (x)	193,068	583,344
Telstra Corp. Ltd.	424,353	851,807
TPG Telecom Ltd. (x)	36,732	166,607
Transurban Group	268,193	2,201,788
Treasury Wine Estates Ltd.	74,564	777,185
Vicinity Centres (REIT)	347,553	636,365
Washington H Soul Pattinson & Co. Ltd.	10,482	182,835
Wesfarmers Ltd.	116,168	2,638,112
Westpac Banking Corp.	351,914	6,206,835
Woodside Petroleum Ltd.	96,265	2,126,154
Woolworths Group Ltd.	134,557	2,788,159
WorleyParsons Ltd.	31,333	252,000

		98,353,280

Austria (0.2%)
ANDRITZ AG (x)	7,802	358,896
Erste Group Bank AG*	30,226	1,007,140
OMV AG	14,926	652,824
Raiffeisen Bank International AG	15,712	400,176
Verbund AG	6,740	287,617
voestalpine AG	11,653	348,515

		3,055,168

Belgium (0.8%)
Ageas	18,659	838,259
Anheuser-Busch InBev SA/NV	78,068	5,166,720
Colruyt SA	6,182	440,390
Groupe Bruxelles Lambert SA	8,382	727,969
KBC Group NV	25,567	1,654,362
Proximus SADP	14,919	402,657
Solvay SA	7,458	742,774
Telenet Group Holding NV	5,889	273,384
UCB SA	12,953	1,056,028
Umicore SA	21,985	874,411

		12,176,954

Chile (0.0%)
Antofagasta plc	38,569	382,238

China (0.2%)
BeiGene Ltd. (ADR)*	3,213	450,655
BOC Hong Kong Holdings Ltd.	375,623	1,387,357
Minth Group Ltd.	73,000	232,978
Yangzijiang Shipbuilding Holdings Ltd.	251,299	228,470

		2,299,460

Colombia (0.0%)
Millicom International Cellular SA (SDR)	6,784	430,483

Denmark (1.6%)
AP Moller – Maersk A/S, Class A	373	440,264
AP Moller – Maersk A/S, Class B	690	870,796
Carlsberg A/S, Class B	10,815	1,150,592
Chr Hansen Holding A/S	9,959	882,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Coloplast A/S, Class B	12,507	$1,161,823
Danske Bank A/S	74,222	1,470,626
DSV A/S	19,262	1,270,132
Genmab A/S*	6,198	1,015,708
H Lundbeck A/S	6,773	297,008
ISS A/S	18,207	508,216
Novo Nordisk A/S, Class B	186,156	8,557,165
Novozymes A/S, Class B	22,299	996,733
Orsted A/S (m)	19,479	1,303,893
Pandora A/S	10,955	445,608
Tryg A/S	11,559	290,962
Vestas Wind Systems A/S	20,262	1,538,475
William Demant Holding A/S*	10,424	295,500

		22,495,508

Finland (1.1%)
Elisa OYJ	14,864	615,529
Fortum OYJ	44,959	986,046
Kone OYJ, Class B	34,723	1,654,111
Metso OYJ	10,112	266,709
Neste OYJ	12,955	1,000,262
Nokia OYJ	576,981	3,333,745
Nokian Renkaat OYJ (x)	11,586	357,029
Nordea Bank Abp	311,205	2,624,724
Orion OYJ, Class B	10,780	374,479
Sampo OYJ, Class A	45,421	1,996,760
Stora Enso OYJ, Class R	57,467	665,367
UPM-Kymmene OYJ	55,780	1,418,340
Wartsila OYJ Abp	45,263	718,322

		16,011,423

France (9.6%)
Accor SA	19,554	829,242
Aeroports de Paris	3,147	595,028
Air Liquide SA	43,880	5,432,581
Airbus SE	59,652	5,705,174
Alstom SA*	15,431	621,526
Amundi SA (m)	6,145	323,070
Arkema SA	6,841	583,788
Atos SE	10,007	814,209
AXA SA‡	198,632	4,279,650
BioMerieux	4,248	280,018
BNP Paribas SA	115,244	5,190,383
Bollore SA	88,060	351,804
Bouygues SA	22,080	789,544
Bureau Veritas SA	27,974	568,171
Capgemini SE	16,502	1,629,160
Carrefour SA	61,463	1,047,590
Casino Guichard Perrachon SA (x)	6,086	252,647
Cie de Saint-Gobain	50,956	1,696,088
Cie Generale des Etablissements Michelin SCA	17,470	1,727,246
CNP Assurances	17,331	366,593
Covivio (REIT)	3,892	374,697
Credit Agricole SA	119,145	1,281,535
Danone SA	63,170	4,452,187
Dassault Aviation SA	273	378,024
Dassault Systemes SE	13,398	1,581,861
Edenred	24,825	910,015
Eiffage SA	8,403	703,001
Electricite de France SA	61,599	970,589
Engie SA	187,132	2,674,517
EssilorLuxottica SA	29,530	3,719,304
Eurazeo SE	5,021	354,472
Eutelsat Communications SA	16,669	329,644
Faurecia SA	7,653	287,232
Gecina SA (REIT)	4,743	612,282
Getlink SE	47,629	639,183
Hermes International	3,211	1,775,833
Icade (REIT)	3,355	255,047
Iliad SA	2,654	370,917
Imerys SA	3,750	179,415
Ingenico Group SA	6,557	370,858
Ipsen SA	3,746	483,136
JCDecaux SA	8,042	225,063
Kering SA	7,763	3,633,197
Klepierre SA (REIT)	20,312	625,369
Legrand SA	27,480	1,546,673
L’Oreal SA	25,823	5,927,723
LVMH Moet Hennessy Louis Vuitton SE (x)	28,460	8,362,852
Natixis SA	95,296	449,640
Orange SA	204,403	3,307,727
Pernod Ricard SA	21,756	3,572,280
Peugeot SA	60,258	1,280,920
Publicis Groupe SA	21,709	1,242,440
Remy Cointreau SA	2,511	283,912
Renault SA	19,694	1,225,998
Rexel SA	29,923	319,059
Safran SA	34,182	4,106,630
Sanofi	115,405	9,973,192
Sartorius Stedim Biotech	2,741	273,497
Schneider Electric SE	56,352	3,835,149
SCOR SE	16,295	733,890
SEB SA	2,254	290,076
Societe BIC SA	2,575	262,328
Societe Generale SA	78,638	2,496,674
Sodexo SA	9,094	930,079
Suez	38,334	505,258
Teleperformance	5,862	938,369
Thales SA	10,710	1,245,858
TOTAL SA	245,677	12,978,633
Ubisoft Entertainment SA*	8,450	677,901
Unibail-Rodamco-Westfield (REIT)	14,169	2,188,667
Valeo SA	24,811	719,440
Veolia Environnement SA	55,591	1,140,281
Vinci SA	51,982	4,271,769
Vivendi SA	106,983	2,599,400
Wendel SA	2,857	342,689

		138,299,894

Germany (7.9%)
1&1 Drillisch AG	5,348	272,049
adidas AG	19,293	4,031,678
Allianz SE (Registered)	44,044	8,838,153
Aroundtown SA	81,395	675,525
Axel Springer SE	5,392	304,872
BASF SE	94,104	6,512,053
Bayer AG (Registered)	95,546	6,625,271
Bayerische Motoren Werke AG	33,923	2,747,326
Bayerische Motoren Werke AG (Preference) (q)	5,776	411,077

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Beiersdorf AG	10,514	$1,097,269
Brenntag AG	15,508	669,313
Commerzbank AG	106,002	702,127
Continental AG	11,379	1,573,469
Covestro AG (m)	19,331	956,349
Daimler AG (Registered)	93,169	4,898,515
Delivery Hero SE (m)*	9,265	344,086
Deutsche Bank AG (Registered)	201,165	1,605,330
Deutsche Boerse AG	19,774	2,377,968
Deutsche Lufthansa AG (Registered)	24,813	559,589
Deutsche Post AG (Registered)	101,151	2,770,416
Deutsche Telekom AG (Registered)	341,487	5,800,722
Deutsche Wohnen SE	36,823	1,687,841
E.ON SE	225,515	2,229,558
Evonik Industries AG	17,257	431,016
Fraport AG Frankfurt Airport Services Worldwide	4,251	303,853
Fresenius Medical Care AG & Co. KGaA	22,150	1,438,777
Fresenius SE & Co. KGaA	42,725	2,065,226
FUCHS PETROLUB SE (Preference) (q)	6,889	283,983
GEA Group AG	16,517	425,927
Hannover Rueck SE	6,354	856,516
HeidelbergCement AG	15,166	927,522
Henkel AG & Co. KGaA	10,575	1,039,988
Henkel AG & Co. KGaA (Preference) (q)	18,254	1,993,326
HOCHTIEF AG	2,204	297,057
HUGO BOSS AG	6,684	412,230
Infineon Technologies AG	116,460	2,317,404
Innogy SE*	8,746	372,034
Innogy SE (m)	5,194	242,385
KION Group AG	6,717	340,918
LANXESS AG	8,687	400,121
Merck KGaA	13,404	1,383,007
METRO AG	16,988	261,201
MTU Aero Engines AG	5,271	957,379
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	15,322	3,343,741
OSRAM Licht AG	9,703	421,269
Porsche Automobil Holding SE (Preference) (q)	15,535	919,692
ProSiebenSat.1 Media SE	24,520	436,108
Puma SE	833	408,015
RWE AG	53,399	1,160,872
SAP SE	100,694	10,030,100
Sartorius AG (Preference) (q)	3,568	445,560
Siemens AG (Registered)	78,379	8,741,554
Siemens Healthineers AG (m)*	14,932	625,196
Symrise AG	12,857	950,119
Telefonica Deutschland Holding AG	78,591	307,509
thyssenkrupp AG	43,744	750,800
TUI AG	44,324	636,115
Uniper SE	20,419	528,654
United Internet AG (Registered)	12,199	533,648
Volkswagen AG	3,413	543,796
Volkswagen AG (Preference) (q)	19,015	3,025,924
Vonovia SE	50,498	2,291,898
Wirecard AG	12,027	1,830,896
Zalando SE (m)*	12,314	316,457

		112,688,349

Hong Kong (3.1%)
AIA Group Ltd.	1,237,300	10,178,349
ASM Pacific Technology Ltd.	33,277	318,876
Bank of East Asia Ltd. (The)	133,421	422,288
CK Asset Holdings Ltd.	265,525	1,930,835
CK Hutchison Holdings Ltd.	276,880	2,645,946
CK Infrastructure Holdings Ltd.	68,213	514,894
CLP Holdings Ltd.	168,128	1,895,268
Dairy Farm International Holdings Ltd.	33,400	301,649
Hang Lung Group Ltd.	99,400	252,536
Hang Lung Properties Ltd.	214,811	409,445
Hang Seng Bank Ltd.	78,479	1,752,866
Henderson Land Development Co. Ltd.	136,265	675,518
HK Electric Investments & HK Electric Investments Ltd. (m)	260,600	262,602
HKT Trust & HKT Ltd.	379,511	546,417
Hong Kong & China Gas Co. Ltd.	953,035	1,966,897
Hong Kong Exchanges & Clearing Ltd.	121,302	3,480,995
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	113,400	697,410
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	8,700	54,844
Hysan Development Co. Ltd.	60,007	284,526
Jardine Matheson Holdings Ltd. (London Stock Exchange)	20,900	1,473,032
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	1,900	132,293
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	21,500	784,535
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	1,700	62,109
Kerry Properties Ltd.	64,924	220,578
Link REIT (REIT)	217,219	2,187,528
Melco Resorts & Entertainment Ltd. (ADR)	24,501	431,708
MTR Corp. Ltd.	151,616	797,947
New World Development Co. Ltd.	638,213	838,390
NWS Holdings Ltd.	160,862	330,125
PCCW Ltd.	471,565	271,290
Power Assets Holdings Ltd.	140,314	974,141
Shangri-La Asia Ltd.	124,635	183,636
Sino Land Co. Ltd.	323,500	550,544
Sun Hung Kai Properties Ltd.	163,093	2,312,495
Swire Pacific Ltd., Class A	52,212	548,503
Swire Properties Ltd.	115,900	405,002
Techtronic Industries Co. Ltd.	137,500	724,755
WH Group Ltd. (m)	884,000	674,073
Wharf Holdings Ltd. (The)	129,213	335,212
Wharf Real Estate Investment Co. Ltd.	121,213	720,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Wheelock & Co. Ltd.	80,074	$454,770
Yue Yuen Industrial Holdings Ltd.	81,437	259,873

		44,265,223

Ireland (0.5%)
AerCap Holdings NV*	12,847	508,741
AIB Group plc (BrsaItaliana Stock Exchange)	1,573	6,612
AIB Group plc (Turquoise Stock Exchange)	80,775	337,981
Bank of Ireland Group plc (Aquis Stock Exchange)	30	169
Bank of Ireland Group plc (Turquoise Stock Exchange)	101,273	562,063
CRH plc	85,378	2,250,605
James Hardie Industries plc (CHDI)	43,965	468,191
Kerry Group plc (London Stock Exchange), Class A	5	491
Kerry Group plc (Turquoise Stock Exchange), Class A	16,251	1,605,371
Kingspan Group plc (x)	15,151	648,926
Paddy Power Betfair plc	8,657	709,234
Ryanair Holdings plc (ADR)*	1,760	125,559
Smurfit Kappa Group plc	22,390	594,596

		7,818,539

Israel (0.5%)
Azrieli Group Ltd.	4,073	194,469
Bank Hapoalim BM	111,002	703,939
Bank Leumi Le-Israel BM	155,304	940,283
Bezeq The Israeli Telecommunication Corp. Ltd. (x)	211,384	206,738
Check Point Software Technologies Ltd.*	12,733	1,307,042
Elbit Systems Ltd.	2,602	299,007
Israel Chemicals Ltd.	69,986	397,945
Mizrahi Tefahot Bank Ltd.	14,001	236,967
Nice Ltd.*	6,307	683,004
Teva Pharmaceutical Industries Ltd. (ADR)	99,131	1,528,600
Wix.com Ltd.*	4,293	387,830

		6,885,824

Italy (1.8%)
Assicurazioni Generali SpA	121,452	2,032,311
Atlantia SpA	51,624	1,069,031
Davide Campari-Milano SpA	58,216	492,728
Enel SpA	833,307	4,807,408
Eni SpA	260,640	4,104,597
Ferrari NV	12,781	1,271,378
Intesa Sanpaolo SpA	1,524,607	3,378,950
Leonardo SpA	37,072	326,314
Mediobanca Banca di Credito Finanziario SpA	62,566	529,045
Moncler SpA	17,930	599,145
Pirelli & C SpA (m)*	39,874	256,423
Poste Italiane SpA (m)(x)	53,638	430,486
Prysmian SpA	24,129	467,859
Recordati SpA	11,154	387,161
Snam SpA	236,977	1,037,299
Telecom Italia SpA*	1,782,010	938,239
Terna Rete Elettrica Nazionale SpA	141,717	804,474
UniCredit SpA	205,645	2,332,822

		25,265,670

Japan (21.7%)
ABC-Mart, Inc.	3,535	195,785
Acom Co. Ltd.	34,076	112,125
Aeon Co. Ltd.	61,645	1,213,192
AEON Financial Service Co. Ltd.	11,108	199,542
Aeon Mall Co. Ltd.	10,498	167,951
AGC, Inc.	19,619	608,762
Air Water, Inc.	15,496	232,814
Aisin Seiki Co. Ltd.	16,105	555,715
Ajinomoto Co., Inc.	45,691	810,584
Alfresa Holdings Corp.	18,974	490,882
Alps Alpine Co. Ltd.	20,907	403,790
Amada Holdings Co. Ltd.	34,043	303,630
ANA Holdings, Inc.	12,526	451,533
Aozora Bank Ltd.	12,398	367,647
Asahi Group Holdings Ltd.	37,470	1,463,558
Asahi Intecc Co. Ltd.	9,610	409,048
Asahi Kasei Corp.	131,704	1,343,791
Asics Corp.	15,662	198,515
Astellas Pharma, Inc.	193,004	2,456,193
Bandai Namco Holdings, Inc.	20,892	932,137
Bank of Kyoto Ltd. (The)	5,241	214,943
Benesse Holdings, Inc.	7,279	185,089
Bridgestone Corp.	62,453	2,396,843
Brother Industries Ltd.	23,012	337,777
Calbee, Inc.	8,469	264,665
Canon, Inc. (x)	102,512	2,824,658
Casio Computer Co. Ltd.	19,261	230,733
Central Japan Railway Co.	14,808	3,146,522
Chiba Bank Ltd. (The)	58,846	326,305
Chubu Electric Power Co., Inc.	63,801	907,252
Chugai Pharmaceutical Co. Ltd.	22,603	1,305,715
Chugoku Electric Power Co., Inc. (The) (x)	27,125	351,696
Coca-Cola Bottlers Japan, Inc.	14,330	427,787
Concordia Financial Group Ltd.	106,338	405,465
Credit Saison Co. Ltd.	16,778	195,653
CyberAgent, Inc.	10,080	393,606
Dai Nippon Printing Co. Ltd.	25,481	530,186
Daicel Corp.	26,826	275,673
Daifuku Co. Ltd.	10,000	450,778
Dai-ichi Life Holdings, Inc.	111,716	1,731,072
Daiichi Sankyo Co. Ltd.	58,080	1,867,105
Daikin Industries Ltd.	25,577	2,691,496
Daito Trust Construction Co. Ltd.	7,319	999,662
Daiwa House Industry Co. Ltd.	58,175	1,847,612
Daiwa House REIT Investment Corp. (REIT)	191	427,552
Daiwa Securities Group, Inc.	163,623	834,297
DeNA Co. Ltd.	12,042	200,389
Denso Corp.	44,764	1,986,630
Dentsu, Inc.	22,000	978,005
Disco Corp.	2,785	321,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Don Quijote Holdings Co. Ltd.	12,045	$747,225
East Japan Railway Co.	31,292	2,781,345
Eisai Co. Ltd.	25,866	2,014,038
Electric Power Development Co. Ltd.	15,145	358,721
FamilyMart UNY Holdings Co. Ltd. (x)	6,615	835,713
FANUC Corp.	19,908	2,992,923
Fast Retailing Co. Ltd.	6,006	3,072,291
Fuji Electric Co. Ltd.	11,998	349,855
FUJIFILM Holdings Corp.	39,780	1,535,059
Fujitsu Ltd.	20,194	1,265,978
Fukuoka Financial Group, Inc.	14,755	297,539
Hakuhodo DY Holdings, Inc.	25,120	356,451
Hamamatsu Photonics KK	14,020	474,368
Hankyu Hanshin Holdings, Inc.	22,885	766,421
Hikari Tsushin, Inc.	2,028	319,022
Hino Motors Ltd.	27,592	259,106
Hirose Electric Co. Ltd.	2,928	289,780
Hisamitsu Pharmaceutical Co., Inc.	6,018	328,411
Hitachi Chemical Co. Ltd.	10,740	160,403
Hitachi Construction Machinery Co. Ltd.	11,923	276,164
Hitachi High-Technologies Corp.	7,239	225,803
Hitachi Ltd.	99,008	2,631,811
Hitachi Metals Ltd.	22,547	234,142
Honda Motor Co. Ltd.	167,001	4,363,928
Hoshizaki Corp.	5,372	329,074
Hoya Corp.	39,070	2,388,048
Hulic Co. Ltd.	29,129	260,662
Idemitsu Kosan Co. Ltd.	13,512	445,345
IHI Corp.	14,741	404,625
Iida Group Holdings Co. Ltd.	16,023	279,955
Inpex Corp.	106,880	953,817
Isetan Mitsukoshi Holdings Ltd.	33,659	371,589
Isuzu Motors Ltd.	57,973	809,434
ITOCHU Corp.	144,802	2,442,222
J Front Retailing Co. Ltd.	21,683	250,625
Japan Airlines Co. Ltd.	11,810	418,299
Japan Airport Terminal Co. Ltd. (x)	4,236	146,286
Japan Exchange Group, Inc.	53,422	857,945
Japan Post Bank Co. Ltd.	40,927	449,351
Japan Post Holdings Co. Ltd.	162,752	1,871,231
Japan Prime Realty Investment Corp. (REIT)	83	315,186
Japan Real Estate Investment Corp. (REIT)	135	758,121
Japan Retail Fund Investment Corp. (REIT)	273	546,628
Japan Tobacco, Inc.	112,662	2,672,896
JFE Holdings, Inc.	49,053	780,473
JGC Corp. (x)	23,038	321,596
JSR Corp.	20,773	310,414
JTEKT Corp.	22,918	253,619
JXTG Holdings, Inc.	333,891	1,750,044
Kajima Corp.	44,479	596,233
Kakaku.com, Inc.	13,376	235,241
Kamigumi Co. Ltd.	10,882	222,046
Kaneka Corp.	4,393	156,988
Kansai Electric Power Co., Inc. (The)	73,866	1,109,161
Kansai Paint Co. Ltd.	18,924	363,192
Kao Corp.	50,688	3,737,019
Kawasaki Heavy Industries Ltd.	13,865	294,842
KDDI Corp.	181,550	4,326,350
Keihan Holdings Co. Ltd.	10,297	418,859
Keikyu Corp.	22,428	369,495
Keio Corp.	10,846	634,781
Keisei Electric Railway Co. Ltd.	13,392	416,903
Keyence Corp.	9,927	5,003,015
Kikkoman Corp.	15,327	822,530
Kintetsu Group Holdings Co. Ltd.	17,648	763,703
Kirin Holdings Co. Ltd.	84,682	1,781,275
Kobayashi Pharmaceutical Co. Ltd.	4,926	337,362
Kobe Steel Ltd.	30,271	209,654
Koito Manufacturing Co. Ltd.	10,500	535,633
Komatsu Ltd.	94,706	2,017,398
Konami Holdings Corp.	9,767	430,078
Konica Minolta, Inc.	44,118	395,977
Kose Corp.	3,307	524,471
Kubota Corp.	101,812	1,433,597
Kuraray Co. Ltd.	31,750	445,431
Kurita Water Industries Ltd.	11,009	264,471
Kyocera Corp.	33,133	1,647,674
Kyowa Hakko Kirin Co. Ltd.	26,326	494,693
Kyushu Electric Power Co., Inc. (x)	40,141	477,306
Kyushu Railway Co.	16,940	570,695
Lawson, Inc.	5,369	340,910
LINE Corp. (x)*	6,994	239,085
Lion Corp.	24,126	497,641
LIXIL Group Corp.	25,682	320,638
M3, Inc.	41,103	556,975
Makita Corp.	23,074	817,087
Marubeni Corp.	158,227	1,101,076
Marui Group Co. Ltd.	19,285	372,932
Maruichi Steel Tube Ltd.	6,582	207,153
Mazda Motor Corp.	56,645	582,682
McDonald’s Holdings Co. Japan Ltd. (x)	6,915	294,613
Mebuki Financial Group, Inc.	81,423	214,939
Medipal Holdings Corp.	17,644	381,669
Meiji Holdings Co. Ltd.	12,649	1,030,710
Minebea Mitsumi, Inc.	38,554	553,636
MISUMI Group, Inc. (x)	29,170	608,774
Mitsubishi Chemical Holdings Corp.	134,305	1,010,398
Mitsubishi Corp.	138,515	3,780,478
Mitsubishi Electric Corp.	186,997	2,050,031
Mitsubishi Estate Co. Ltd.	121,165	1,898,771
Mitsubishi Gas Chemical Co., Inc.	15,908	237,657
Mitsubishi Heavy Industries Ltd.	31,126	1,118,041
Mitsubishi Materials Corp.	10,291	269,800
Mitsubishi Motors Corp.	65,192	359,926
Mitsubishi Tanabe Pharma Corp.	25,995	373,473
Mitsubishi UFJ Financial Group, Inc.	1,204,242	5,938,286

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Mitsubishi UFJ Lease & Finance Co. Ltd.	39,793	$190,673
Mitsui & Co. Ltd.	169,634	2,629,017
Mitsui Chemicals, Inc.	18,006	403,991
Mitsui Fudosan Co. Ltd.	92,137	2,041,515
Mitsui OSK Lines Ltd.	10,845	235,634
Mizuho Financial Group, Inc.	2,471,538	3,852,065
MonotaRO Co. Ltd.	12,408	302,585
MS&AD Insurance Group Holdings, Inc.	49,145	1,394,996
Murata Manufacturing Co. Ltd.	18,481	2,546,451
Nabtesco Corp.	12,208	262,667
Nagoya Railroad Co. Ltd.	18,926	501,959
NEC Corp.	27,201	814,336
Nexon Co. Ltd.	43,988	561,930
NGK Insulators Ltd.	25,589	344,952
NGK Spark Plug Co. Ltd.	15,192	299,685
NH Foods Ltd.	9,290	349,227
Nidec Corp.	22,913	2,625,938
Nikon Corp.	31,492	466,665
Nintendo Co. Ltd.	11,607	3,066,695
Nippon Building Fund, Inc. (REIT)	138	869,093
Nippon Electric Glass Co. Ltd.	8,755	212,866
Nippon Express Co. Ltd.	7,455	414,158
Nippon Paint Holdings Co. Ltd. (x)	15,032	509,701
Nippon Prologis REIT, Inc. (REIT)	181	382,091
Nippon Steel & Sumitomo Metal Corp.	80,672	1,379,477
Nippon Telegraph & Telephone Corp.	70,924	2,887,745
Nippon Yusen KK	14,602	226,253
Nissan Chemical Corp.	13,327	693,749
Nissan Motor Co. Ltd.	240,565	1,938,911
Nisshin Seifun Group, Inc.	19,761	407,952
Nissin Foods Holdings Co. Ltd.	6,686	419,560
Nitori Holdings Co. Ltd.	8,132	1,010,125
Nitto Denko Corp.	16,475	822,566
Nomura Holdings, Inc.	354,676	1,352,303
Nomura Real Estate Holdings, Inc.	12,759	232,790
Nomura Real Estate Master Fund, Inc. (REIT)	405	532,983
Nomura Research Institute Ltd.	11,586	425,899
NSK Ltd.	34,677	297,275
NTT Data Corp.	64,054	699,820
NTT DOCOMO, Inc.	135,648	3,045,974
Obayashi Corp.	65,339	586,697
Obic Co. Ltd.	6,564	502,348
Odakyu Electric Railway Co. Ltd.	29,893	655,125
Oji Holdings Corp.	86,807	444,305
Olympus Corp.	29,664	907,071
Omron Corp.	19,813	714,122
Ono Pharmaceutical Co. Ltd.	37,932	767,672
Oracle Corp. Japan	3,968	251,058
Oriental Land Co. Ltd.	20,520	2,083,414
ORIX Corp.	136,242	1,979,545
Osaka Gas Co. Ltd.	39,572	723,080
Otsuka Corp.	10,864	297,430
Otsuka Holdings Co. Ltd.	40,566	1,655,425
Panasonic Corp.	226,241	2,029,989
Park24 Co. Ltd.	10,640	235,189
Persol Holdings Co. Ltd.	17,650	259,209
Pigeon Corp. (x)	11,333	489,355
Pola Orbis Holdings, Inc. (x)	8,487	227,361
Rakuten, Inc. (x)	85,114	565,944
Recruit Holdings Co. Ltd.	112,933	2,703,702
Renesas Electronics Corp.*	83,012	380,748
Resona Holdings, Inc.	218,483	1,045,118
Ricoh Co. Ltd.	68,668	671,589
Rinnai Corp.	3,835	251,140
Rohm Co. Ltd.	9,982	630,639
Ryohin Keikaku Co. Ltd.	2,529	615,482
Sankyo Co. Ltd.	5,050	191,229
Santen Pharmaceutical Co. Ltd.	37,728	539,924
SBI Holdings, Inc.	22,030	430,017
Secom Co. Ltd.	21,503	1,775,359
Sega Sammy Holdings, Inc.	19,113	269,524
Seibu Holdings, Inc.	22,184	384,806
Seiko Epson Corp.	27,365	383,970
Sekisui Chemical Co. Ltd.	38,242	565,840
Sekisui House Ltd.	63,643	933,122
Seven & i Holdings Co. Ltd.	77,151	3,359,339
Seven Bank Ltd.	68,112	194,263
SG Holdings Co. Ltd.	9,511	249,441
Sharp Corp.	21,705	220,562
Shimadzu Corp.	22,091	432,276
Shimamura Co. Ltd.	2,302	176,936
Shimano, Inc.	7,564	1,075,329
Shimizu Corp.	54,257	445,899
Shin-Etsu Chemical Co. Ltd.	37,236	2,868,692
Shinsei Bank Ltd.	14,471	171,277
Shionogi & Co. Ltd.	28,626	1,623,199
Shiseido Co. Ltd.	38,887	2,416,245
Shizuoka Bank Ltd. (The)	41,370	322,004
Showa Denko KK (x)	13,373	392,256
Showa Shell Sekiyu KK	18,283	256,033
SMC Corp.	5,900	1,762,331
SoftBank Group Corp.	84,533	5,571,972
Sohgo Security Services Co. Ltd.	7,196	338,793
Sompo Holdings, Inc.	34,555	1,166,392
Sony Corp.	130,024	6,261,552
Sony Financial Holdings, Inc.	18,201	337,836
Stanley Electric Co. Ltd.	14,258	397,623
Subaru Corp.	64,123	1,368,880
SUMCO Corp. (x)	23,341	263,189
Sumitomo Chemical Co. Ltd.	153,742	751,853
Sumitomo Corp.	115,759	1,633,013
Sumitomo Dainippon Pharma Co. Ltd.	16,678	537,141
Sumitomo Electric Industries Ltd.	76,737	1,013,020
Sumitomo Heavy Industries Ltd.	11,619	342,535
Sumitomo Metal Mining Co. Ltd.	23,183	616,597
Sumitomo Mitsui Financial Group, Inc.	136,191	4,491,148
Sumitomo Mitsui Trust Holdings, Inc.	34,412	1,252,559
Sumitomo Realty & Development Co. Ltd.	35,923	1,312,041

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sumitomo Rubber Industries Ltd.	17,792	$211,746
Sundrug Co. Ltd.	6,827	203,073
Suntory Beverage & Food Ltd.	14,678	662,500
Suzuken Co. Ltd.	7,493	384,571
Suzuki Motor Corp.	34,717	1,756,698
Sysmex Corp. (x)	17,596	848,956
T&D Holdings, Inc.	58,096	670,218
Taiheiyo Cement Corp.	13,014	400,540
Taisei Corp.	21,607	918,625
Taisho Pharmaceutical Holdings Co. Ltd.	3,879	385,653
Taiyo Nippon Sanso Corp.	11,745	193,379
Takashimaya Co. Ltd.	14,493	184,165
Takeda Pharmaceutical Co. Ltd. (x)	75,719	2,569,202
TDK Corp. (x)	13,362	950,779
Teijin Ltd.	17,429	277,468
Terumo Corp.	31,102	1,747,293
THK Co. Ltd.	13,019	241,931
Tobu Railway Co. Ltd.	20,146	540,371
Toho Co. Ltd.	10,985	396,982
Toho Gas Co. Ltd.	7,309	307,986
Tohoku Electric Power Co., Inc.	44,729	587,920
Tokio Marine Holdings, Inc.	68,977	3,278,860
Tokyo Century Corp.	4,248	184,824
Tokyo Electric Power Co. Holdings, Inc.*	147,515	872,366
Tokyo Electron Ltd.	16,087	1,845,653
Tokyo Gas Co. Ltd.	38,854	982,601
Tokyu Corp.	52,505	853,323
Tokyu Fudosan Holdings Corp.	60,385	299,756
Toppan Printing Co. Ltd.	25,333	370,742
Toray Industries, Inc.	145,049	1,013,436
Toshiba Corp.	67,504	1,916,246
Tosoh Corp.	28,369	367,068
TOTO Ltd.	14,330	492,589
Toyo Seikan Group Holdings Ltd.	15,004	342,265
Toyo Suisan Kaisha Ltd.	9,210	321,410
Toyoda Gosei Co. Ltd. (x)	6,345	126,502
Toyota Industries Corp.	14,688	675,876
Toyota Motor Corp.	233,988	13,590,204
Toyota Tsusho Corp.	22,586	664,272
Trend Micro, Inc.	12,189	659,681
Tsuruha Holdings, Inc.	3,597	308,547
Unicharm Corp.	40,774	1,317,288
United Urban Investment Corp. (REIT)	290	449,675
USS Co. Ltd.	20,764	346,547
Welcia Holdings Co. Ltd. (x)	4,667	211,965
West Japan Railway Co.	16,488	1,164,460
Yahoo Japan Corp.	299,008	751,170
Yakult Honsha Co. Ltd. (x)	12,072	846,397
Yamada Denki Co. Ltd.	68,977	330,482
Yamaguchi Financial Group, Inc.	20,756	198,390
Yamaha Corp.	13,723	582,630
Yamaha Motor Co. Ltd. (x)	28,211	549,053
Yamato Holdings Co. Ltd.	31,514	858,796
Yamazaki Baking Co. Ltd.	11,917	249,640
Yaskawa Electric Corp. (x)	24,009	581,423
Yokogawa Electric Corp.	24,557	421,218
Yokohama Rubber Co. Ltd. (The)	12,360	230,558
ZOZO, Inc.	20,476	369,592

		310,977,835

Jersey (0.0%)
Randgold Resources Ltd. (r)	2,765	229,421

Luxembourg (0.2%)
ArcelorMittal	68,705	1,417,598
Eurofins Scientific SE (x)	1,136	421,864
RTL Group SA	4,033	215,866
SES SA (FDR)	38,219	732,042
Tenaris SA	47,432	508,436

		3,295,806

Macau (0.2%)
Galaxy Entertainment Group Ltd.	245,900	1,543,444
MGM China Holdings Ltd. (x)	105,100	176,911
Sands China Ltd.	250,096	1,083,046
SJM Holdings Ltd.	207,100	190,934
Wynn Macau Ltd.	158,900	341,927

		3,336,262

Malta (0.0%)
BGP Holdings plc (r)*	810,676	—

Mexico (0.0%)
Fresnillo plc	22,452	245,389

Netherlands (4.2%)
ABN AMRO Group NV (CVA) (m)	42,771	1,001,839
Aegon NV	185,729	863,406
Akzo Nobel NV	25,882	2,080,462
ASML Holding NV	41,996	6,552,509
EXOR NV	10,898	588,899
Heineken Holding NV	11,851	997,424
Heineken NV	26,557	2,340,664
ING Groep NV	398,712	4,272,928
Koninklijke Ahold Delhaize NV	127,743	3,222,647
Koninklijke DSM NV	18,588	1,512,438
Koninklijke KPN NV	340,574	995,403
Koninklijke Philips NV	97,378	3,431,899
Koninklijke Vopak NV	7,684	348,089
NN Group NV	30,497	1,211,484
NXP Semiconductors NV	35,279	2,585,245
Randstad NV	12,232	559,450
Royal Dutch Shell plc, Class A	470,817	13,818,720
Royal Dutch Shell plc, Class B	383,746	11,419,042
Wolters Kluwer NV	29,824	1,761,206

		59,563,754

New Zealand (0.2%)
a2 Milk Co. Ltd.*	73,038	540,121
Auckland International Airport Ltd.	101,888	489,068
Fisher & Paykel Healthcare Corp. Ltd.	57,757	500,801
Fletcher Building Ltd.	90,436	296,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Meridian Energy Ltd.	133,047	$302,835
Ryman Healthcare Ltd.	40,451	290,677
Spark New Zealand Ltd.	191,965	533,163

		2,952,764

Norway (0.7%)
Aker BP ASA	10,721	271,494
DNB ASA	97,220	1,559,403
Equinor ASA	119,722	2,553,215
Gjensidige Forsikring ASA	20,829	324,411
Marine Harvest ASA	44,181	930,056
Norsk Hydro ASA	135,999	615,546
Orkla ASA	82,432	648,201
Schibsted ASA, Class B	10,283	311,963
Telenor ASA	75,380	1,455,127
Yara International ASA	17,980	690,139

		9,359,555

Portugal (0.1%)
Banco Espirito Santo SA (Registered) (r)*	106,365	—
EDP - Energias de Portugal SA	270,271	942,825
Galp Energia SGPS SA	51,161	810,147
Jeronimo Martins SGPS SA	25,434	301,122

		2,054,094

Singapore (1.2%)
Ascendas REIT (REIT)	268,022	503,949
CapitaLand Commercial Trust (REIT)	268,140	343,573
CapitaLand Ltd.	257,507	585,654
CapitaLand Mall Trust (REIT)	245,382	405,995
City Developments Ltd.	44,234	262,503
ComfortDelGro Corp. Ltd.	216,050	339,281
DBS Group Holdings Ltd.	183,870	3,176,812
Genting Singapore Ltd.	611,372	437,656
Golden Agri-Resources Ltd.	808,795	144,978
Jardine Cycle & Carriage Ltd.	10,460	270,018
Keppel Corp. Ltd.	147,125	639,211
Oversea-Chinese Banking Corp. Ltd.	322,225	2,646,654
SATS Ltd.	66,300	227,205
Sembcorp Industries Ltd.	101,909	190,309
Singapore Airlines Ltd.	54,648	376,252
Singapore Exchange Ltd.	82,262	429,847
Singapore Press Holdings Ltd.	141,797	243,642
Singapore Technologies Engineering Ltd.	153,979	392,686
Singapore Telecommunications Ltd.	845,745	1,814,108
Suntec REIT (REIT)	217,200	283,002
United Overseas Bank Ltd.	137,720	2,468,465
UOL Group Ltd.	51,415	232,637
Venture Corp. Ltd.	27,200	275,650
Wilmar International Ltd.	202,774	464,567

		17,154,654

South Africa (0.2%)
Anglo American plc	107,945	2,386,238
Investec plc	72,492	404,466

		2,790,704

Spain (2.7%)
ACS Actividades de Construccion y Servicios SA	26,546	1,020,516
Aena SME SA (m)	6,952	1,077,887
Amadeus IT Group SA	44,960	3,130,527
Banco Bilbao Vizcaya Argentaria SA	683,163	3,603,694
Banco de Sabadell SA	585,245	665,891
Banco Santander SA	1,666,682	7,521,477
Bankia SA (x)	122,775	357,518
Bankinter SA	67,117	536,419
CaixaBank SA	363,858	1,309,564
Enagas SA	20,421	551,420
Endesa SA	32,604	750,400
Ferrovial SA	50,511	1,018,737
Grifols SA	31,634	826,289
Iberdrola SA	622,700	4,982,497
Industria de Diseno Textil SA	111,761	2,849,131
Mapfre SA	103,157	273,433
Naturgy Energy Group SA	36,924	936,754
Red Electrica Corp. SA	43,534	969,704
Repsol SA	140,282	2,255,086
Siemens Gamesa Renewable Energy SA (x)*	24,817	300,696
Telefonica SA	478,767	4,040,914

		38,978,554

Sweden (2.2%)
Alfa Laval AB	29,028	619,701
Assa Abloy AB, Class B	102,789	1,837,793
Atlas Copco AB, Class A*	69,124	1,651,411
Atlas Copco AB, Class B*	41,032	899,630
Boliden AB*	27,752	603,596
Electrolux AB	24,319	515,255
Epiroc AB, Class A*	67,533	641,357
Epiroc AB, Class B*	38,923	348,415
Essity AB, Class B	62,364	1,532,543
Hennes & Mauritz AB, Class B (x)	89,991	1,278,194
Hexagon AB, Class B	25,953	1,197,913
Husqvarna AB, Class B	44,155	328,293
ICA Gruppen AB	7,951	284,474
Industrivarden AB, Class C	16,364	331,971
Investor AB, Class B	46,989	1,997,188
Kinnevik AB, Class B (x)	25,655	620,742
L E Lundbergforetagen AB, Class B	7,446	220,092
Lundin Petroleum AB	18,825	470,649
Sandvik AB	116,121	1,661,512
Securitas AB, Class B	32,311	519,482
Skandinaviska Enskilda Banken AB, Class A	167,109	1,626,684
Skanska AB, Class B	33,850	540,471
SKF AB, Class B	38,241	582,306
Svenska Handelsbanken AB, Class A	156,855	1,737,592
Swedbank AB, Class A	93,067	2,074,649
Swedish Match AB	18,275	720,488
Tele2 AB, Class B	53,253	680,460
Telefonaktiebolaget LM Ericsson, Class B	314,785	2,774,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Telia Co. AB	288,818	$1,370,538
Volvo AB, Class B	160,897	2,115,588

		31,783,503

Switzerland (8.2%)
ABB Ltd. (Registered)	188,818	3,599,923
Adecco Group AG (Registered)	16,391	767,606
Baloise Holding AG (Registered)	4,928	680,197
Barry Callebaut AG (Registered)	224	348,335
Chocoladefabriken Lindt & Spruengli AG	111	689,532
Chocoladefabriken Lindt & Spruengli AG (Registered)	12	894,353
Cie Financiere Richemont SA (Registered)	53,482	3,437,151
Clariant AG (Registered)	19,635	362,288
Coca-Cola HBC AG	21,032	654,427
Credit Suisse Group AG (Registered)*	261,878	2,885,933
Dufry AG (Registered) (x)	3,239	307,620
EMS-Chemie Holding AG (Registered)	838	399,029
Geberit AG (Registered) (x)	3,843	1,497,226
Givaudan SA (Registered)	949	2,201,129
Glencore plc	1,169,060	4,311,917
Julius Baer Group Ltd.	22,381	799,758
Kuehne + Nagel International AG (Registered)	5,626	725,261
LafargeHolcim Ltd. (Registered)*	49,745	2,055,575
Lonza Group AG (Registered)*	7,683	1,997,403
Nestle SA (Registered)	313,823	25,514,076
Novartis AG (Registered)	222,128	19,024,903
Pargesa Holding SA	4,000	288,957
Partners Group Holding AG	1,760	1,069,785
Roche Holding AG	71,982	17,799,295
Schindler Holding AG	4,095	813,563
Schindler Holding AG (Registered)	2,042	397,119
SGS SA (Registered)	560	1,261,682
Sika AG (Registered)	13,407	1,703,941
Sonova Holding AG (Registered)	5,690	927,763
STMicroelectronics NV	69,092	985,984
Straumann Holding AG (Registered) (x)	1,059	669,827
Swatch Group AG (The)	3,167	926,490
Swatch Group AG (The) (Registered)	5,621	325,825
Swiss Life Holding AG (Registered)	3,534	1,364,047
Swiss Prime Site AG (Registered)	7,801	632,032
Swiss Re AG	31,225	2,869,014
Swisscom AG (Registered)	2,610	1,249,037
Temenos Group AG (Registered)	6,081	732,834
UBS Group AG (Registered)*	394,934	4,929,946
Vifor Pharma AG	4,596	498,840
Zurich Insurance Group AG*	15,507	4,633,331

		117,232,954

United Arab Emirates (0.0%)
NMC Health plc	10,463	365,751

United Kingdom (12.7%)
3i Group plc	101,011	991,774
Admiral Group plc	19,915	517,689
Ashtead Group plc	50,613	1,048,620
Associated British Foods plc	36,085	938,496
AstraZeneca plc	129,789	9,706,331
Auto Trader Group plc (m)	99,416	573,776
Aviva plc	404,684	1,930,119
Babcock International Group plc (x)	22,439	139,955
BAE Systems plc	329,984	1,925,959
Barclays plc	1,753,187	3,363,004
Barratt Developments plc	99,565	587,699
Berkeley Group Holdings plc	12,889	571,693
BP plc	2,046,838	12,914,372
British American Tobacco plc	235,007	7,494,182
British Land Co. plc (The) (REIT)	95,060	645,936
BT Group plc	865,949	2,621,253
Bunzl plc	34,167	1,028,043
Burberry Group plc	43,530	957,709
Centrica plc	590,766	1,015,852
CNH Industrial NV	105,994	953,574
Coca-Cola European Partners plc	22,473	1,030,387
Compass Group plc	162,267	3,406,744
ConvaTec Group plc (m)	131,512	232,293
Croda International plc	13,438	798,215
DCC plc	9,796	744,669
Diageo plc	252,185	8,963,543
Direct Line Insurance Group plc	145,235	588,246
easyJet plc	15,496	217,539
Experian plc	93,757	2,278,739
Fiat Chrysler Automobiles NV*	111,209	1,616,840
G4S plc	155,670	389,590
GlaxoSmithKline plc	508,181	9,645,100
GVC Holdings plc	54,257	466,344
Hammerson plc (REIT)	84,907	355,569
Hargreaves Lansdown plc	29,823	702,676
HSBC Holdings plc	2,039,558	16,737,368
Imperial Brands plc	97,716	2,954,930
Informa plc	125,168	1,003,685
InterContinental Hotels Group plc	18,620	1,002,108
International Consolidated Airlines Group SA	60,521	480,298
Intertek Group plc	16,691	1,016,148
ITV plc	364,129	577,867
J Sainsbury plc	177,133	597,299
John Wood Group plc	72,506	464,236
Johnson Matthey plc	19,832	707,585
Kingfisher plc (x)	220,503	583,363
Land Securities Group plc (REIT)	78,238	802,026
Legal & General Group plc	611,467	1,794,215
Lloyds Banking Group plc	7,287,936	4,815,690
London Stock Exchange Group plc	31,815	1,641,815
Marks & Spencer Group plc (x)	161,224	508,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Meggitt plc	81,791	$489,291
Melrose Industries plc (x)	504,717	1,045,141
Merlin Entertainments plc (m)	69,495	281,258
Micro Focus International plc	44,269	773,733
Mondi plc	36,662	758,622
National Grid plc	348,194	3,367,233
Next plc	14,564	741,168
Pearson plc	80,662	961,611
Persimmon plc	32,125	787,044
Prudential plc	265,553	4,744,654
Reckitt Benckiser Group plc	68,805	5,254,364
RELX plc (London Stock Exchange)	110,396	2,267,415
RELX plc (Turquoise Stock Exchange)	92,157	1,897,176
Rolls-Royce Holdings plc	173,075	1,821,360
Rolls-Royce Holdings plc (Preference) (q)(r)*	7,436,590	9,479
Royal Bank of Scotland Group plc	495,369	1,362,052
Royal Mail plc	87,007	302,059
RSA Insurance Group plc	107,951	704,350
Sage Group plc (The)	114,349	875,476
Schroders plc	13,652	423,395
Segro plc (REIT)	103,218	774,235
Severn Trent plc	23,565	544,435
Smith & Nephew plc	90,605	1,685,111
Smiths Group plc	39,363	681,521
SSE plc	104,014	1,430,113
St James’s Place plc	52,826	632,933
Standard Chartered plc	287,761	2,224,299
Standard Life Aberdeen plc (x)	240,604	787,265
Taylor Wimpey plc	329,382	569,737
Tesco plc	1,003,057	2,430,548
Unilever NV (CVA)	158,116	8,591,232
Unilever plc	115,877	6,064,732
United Utilities Group plc	68,624	642,608
Vodafone Group plc	2,737,111	5,318,563
Weir Group plc (The)	26,441	434,737
Whitbread plc	18,590	1,082,163
Wm Morrison Supermarkets plc	227,151	615,672
WPP plc	129,275	1,388,452

		181,814,542

United States (0.6%)
Carnival plc	17,699	848,963
Ferguson plc	23,975	1,535,501
QIAGEN NV*	23,940	816,313
Shire plc	88,983	5,171,243

		8,372,020

Total Common Stocks (89.3%) (Cost $1,208,309,418)		1,280,935,575

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/9/19* (Cost $61,115)	132,935	60,924

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.5%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $2,001,034, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $2,108,572. (xx)	$2,000,000	$2,000,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $775,081, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $790,583. (xx)	774,956	774,956
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $4,000,644, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $4,081,044. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $1,701,356, collateralized by various Common Stocks; total market value $1,893,204. (xx)	1,700,500	1,700,500
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $1,900,270, collateralized by various Common Stocks; total market value $2,115,103. (xx)	1,900,000	1,900,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $400,057, collateralized by various Common Stocks; total market value $445,285. (xx)	400,000	400,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $8,003,749, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $8,160,000. (xx)	8,000,000	8,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $3,001,493, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $3,286,428. (xx)	$3,000,000	$3,000,000

Total Repurchase Agreements		21,775,456

Total Short-Term Investments (1.5%) (Cost $21,775,456)		21,775,456

Total Investments in Securities (90.8%) (Cost $1,230,145,989)		1,302,771,955
Other Assets Less Liabilities (9.2%)		131,758,810

Net Assets (100%)		$1,434,530,765

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $8,902,073 or 0.6% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $25,159,499. This was collateralized by $4,497,108 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/3/19 - 2/15/48 and by cash of $21,775,456 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$249,114,043	17.4%
Industrials	182,780,776	12.7
Consumer Staples	148,335,357	10.3
Health Care	145,821,635	10.2
Consumer Discretionary	143,225,209	10.0
Materials	94,318,659	6.6
Information Technology	76,090,919	5.3
Energy	74,909,342	5.2
Communication Services	70,900,342	4.9
Utilities	48,080,523	3.4
Real Estate	47,419,694	3.3
Repurchase Agreements	21,775,456	1.5
Cash and Other	131,758,810	9.2

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
AXA SA	198,632	5,869,297	394,372	(445,388)	26,059	(1,564,690)	4,279,650	246,364	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,675	3/2019	EUR	57,074,963	(2,325,853)
FTSE 100 Index	433	3/2019	GBP	36,751,140	(787,090)
MSCI EAFE E-Mini Index	52	3/2019	USD	4,461,600	(12,419)
SPI 200 Index	151	3/2019	AUD	14,786,261	194,212
TOPIX Index	283	3/2019	JPY	38,562,155	(1,903,951)

					(4,835,101)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	496,319,404	USD	4,481,710	HSBC Bank plc	1/4/2019	46,962
JPY	18,883,845	USD	172,232	Credit Suisse	1/7/2019	122
JPY	277,500,000	USD	2,513,473	UBS AG	1/7/2019	19,279
EUR	5,086,417	USD	5,821,247	HSBC Bank plc	3/15/2019	41,508
GBP	2,421,311	USD	3,069,077	HSBC Bank plc	3/15/2019	27,852
JPY	384,481,047	USD	3,409,387	HSBC Bank plc	3/15/2019	118,537

Total unrealized appreciation						254,260

USD	615,608	JPY	68,067,824	Deutsche Bank AG	1/4/2019	(5,477)
USD	925,198	JPY	102,102,031	HSBC Bank plc	1/7/2019	(6,691)
AUD	1,756,218	USD	1,270,443	HSBC Bank plc	3/15/2019	(31,926)
USD	749,398	EUR	650,805	HSBC Bank plc	3/15/2019	(739)

Total unrealized depreciation						(44,833)

Net unrealized appreciation						209,427

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 13,241,657, CHF 66,040, DKK 3,935, EUR 51,230,048, GBP 32,238,632, HKD 1,076,243, ILS 42,353, JPY 35,785,830, NOK 48,176, NZD 9,421, SEK 817,910 and SGD 9,332.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Australia	$—	$98,353,280	$—		$98,353,280
Austria	—	3,055,168	—		3,055,168
Belgium	—	12,176,954	—		12,176,954
Chile	—	382,238	—		382,238
China	450,655	1,848,805	—		2,299,460
Colombia	—	430,483	—		430,483
Denmark	—	22,495,508	—		22,495,508
Finland	—	16,011,423	—		16,011,423
France	—	138,299,894	—		138,299,894
Germany	—	112,688,349	—		112,688,349
Hong Kong	3,386,685	40,878,538	—		44,265,223
Ireland	634,300	7,184,239	—		7,818,539
Israel	3,223,472	3,662,352	—		6,885,824
Italy	—	25,265,670	—		25,265,670
Japan	—	310,977,835	—		310,977,835
Jersey	—	—	229,421		229,421
Luxembourg	—	3,295,806	—		3,295,806
Macau	—	3,336,262	—		3,336,262
Malta	—	—	—	(b)	— (b)
Mexico	—	245,389	—		245,389
Netherlands	2,585,245	56,978,509	—		59,563,754
New Zealand	—	2,952,764	—		2,952,764
Norway	—	9,359,555	—		9,359,555
Portugal	—	2,054,094	—	(b)	2,054,094
Singapore	—	17,154,654	—		17,154,654
South Africa	—	2,790,704	—		2,790,704
Spain	—	38,978,554	—		38,978,554
Sweden	—	31,783,503	—		31,783,503
Switzerland	—	117,232,954	—		117,232,954
United Arab Emirates	—	365,751	—		365,751
United Kingdom	1,030,387	180,774,676	9,479		181,814,542
United States	—	8,372,020	—		8,372,020
Forward Currency Contracts	—	254,260	—		254,260
Futures	194,212	—	—		194,212
Right
Spain	—	60,924	—		60,924
Short-Term Investments
Repurchase Agreements	—	21,775,456	—		21,775,456

Total Assets	$11,504,956	$1,291,476,571	$238,900		$1,303,220,427

Liabilities:
Forward Currency Contracts	$—	$(44,833)	$—		$(44,833)
Futures	(5,029,313)	—	—		(5,029,313)

Total Liabilities	$(5,029,313)	$(44,833)	$—		$(5,074,146)

Total	$6,475,643	$1,291,431,738	$238,900		$1,298,146,281

(a)	A security with a market value of $229,421 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$254,260
Equity contracts	Receivables, Net assets – Unrealized appreciation	194,212	*

Total		$448,472

	Liability Derivatives
Foreign exchange contracts	Payables	$(44,833)
Equity contracts	Payables, Net assets – Unrealized depreciation	(5,029,313	)*

Total		$(5,074,146)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(640,233)	$(640,233)
Equity contracts	(11,599,599)	—	(11,599,599)

Total	$(11,599,599)	$(640,233)	$(12,239,832)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$17,752	$17,752
Equity contracts	(5,518,761)	—	(5,518,761)

Total	$(5,518,761)	$17,752	$(5,501,009)

^	This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $16,068,000 and futures contracts with an average notional balance of approximately $152,957,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$122	$—	$—	$122
HSBC Bank plc	234,859	(39,356)	—	195,503
UBS AG	19,279	—	—	19,279

Total	$254,260	$(39,356)	$—	$214,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Deutsche Bank AG	$5,477	$—	$—	$5,477
HSBC Bank plc	39,356	(39,356)	—	—

Total	$44,833	$(39,356)	$—	$5,477

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$145,458,302
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$162,849,600

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$289,977,313
Aggregate gross unrealized depreciation	(229,958,948)

Net unrealized appreciation	$60,018,365

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,238,127,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $4,941,363)	$4,279,650
Unaffiliated Issuers (Cost $1,203,429,170)	1,276,716,849
Repurchase Agreements (Cost $21,775,456)	21,775,456
Cash	19,208,579
Foreign cash (Cost $138,674,452)	134,569,577
Cash held as collateral at broker for futures	8,845,950
Receivable for securities sold	5,607,026
Dividends, interest and other receivables	4,260,926
Due from Custodian	2,206,308
Due from broker for futures variation margin	1,205,702
Unrealized appreciation on forward foreign currency contracts	254,260
Securities lending income receivable	30,464
Receivable for Portfolio shares sold	21,001
Other assets	71,903

Total assets	1,479,053,651

LIABILITIES
Payable for return of collateral on securities loaned	21,775,456
Payable for securities purchased	21,093,902
Payable for Portfolio shares redeemed	758,545
Investment management fees payable	535,660
Administrative fees payable	146,054
Unrealized depreciation on forward foreign currency contracts	44,833
Accrued expenses	168,436

Total liabilities	44,522,886

NET ASSETS	$1,434,530,765

Net assets were comprised of:
Paid in capital	$1,402,763,126
Total distributable earnings (loss)	31,767,639

Net assets	$1,434,530,765

Class K
Net asset value, offering and redemption price per share, $1,434,530,765 / 156,507,840 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.17

(x)	Includes value of securities on loan of $25,159,499.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($246,364 of dividend income received from affiliates) (net of $3,934,665 foreign withholding tax)	$44,246,655
Interest	323,801
Securities lending (net)	543,356

Total income	45,113,812

EXPENSES
Investment management fees	7,102,780
Administrative fees	1,910,415
Custodian fees	713,735
Printing and mailing expenses	123,696
Professional fees	88,447
Trustees’ fees	39,043
Miscellaneous	149,303

Total expenses	10,127,419

NET INVESTMENT INCOME (LOSS)	34,986,393

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($26,059 of realized gain (loss) from affiliates)	12,805,226
Futures contracts	(11,599,599)
Forward foreign currency contracts	(640,233)
Foreign currency transactions	365,148

Net realized gain (loss)	930,542

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(1,564,690) of change in unrealized appreciation (depreciation) from affiliates)	(249,378,502)
Futures contracts	(5,518,761)
Forward foreign currency contracts	17,752
Foreign currency translations	(5,128,122)

Net change in unrealized appreciation (depreciation)	(260,007,633)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(259,077,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(224,090,698)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,986,393	$34,714,719
Net realized gain (loss)	930,542	37,048,507
Net change in unrealized appreciation (depreciation)	(260,007,633)	292,154,354

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(224,090,698)	363,917,580

Distributions to shareholders: (a)
Class K	(50,842,486)	(39,715,936)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 15,784,232 and 551,221 shares, respectively ]	152,282,176	5,452,489
Capital shares issued in reinvestment of dividends and distributions [ 5,304,746 and 3,637,843 shares, respectively ]	50,842,486	39,715,936
Capital shares repurchased [ (17,936,084) and (22,495,247) shares, respectively ]	(192,717,431)	(233,963,889)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,407,231	(188,795,464)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(264,525,953)	135,406,180
NET ASSETS:
Beginning of year	1,699,056,718	1,563,650,538

End of year (b)	$1,434,530,765	$1,699,056,718

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $38,210,404 for Class K; and dividends from net realized capital gains of $1,505,532 for Class K. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(8,479,612) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.08	$9.11	$9.21	$9.60	$10.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.21	0.22	0.16	0.19
Net realized and unrealized gain (loss)	(1.80)	2.02	(0.24)	(0.34)	(0.85)

Total from investment operations	(1.56)	2.23	(0.02)	(0.18)	(0.66)

Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.08)	(0.03)	(0.14)
Distributions from net realized gains	(0.12)	(0.01)	—	(0.18)	(0.31)

Total dividends and distributions	(0.35)	(0.26)	(0.08)	(0.21)	(0.45)

Net asset value, end of year	$9.17	$11.08	$9.11	$9.21	$9.60

Total return	(14.18)%	24.56%	(0.25)%	(1.80)%	(6.26)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,434,531	$1,699,057	$1,563,651	$1,798,451	$1,998,964
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.64%	0.64%	0.62%	0.62%	0.64%
Before waivers and reimbursements (f)	0.64%	0.64%	0.63%	0.62%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.22%	2.08%	2.41%	1.66%	1.78%
Before waivers and reimbursements (f)	2.22%	2.08%	2.40%	1.66%	1.78%
Portfolio turnover rate^	10%	3%	4%	8%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	(6.20)%	7.46%	11.54%
Volatility Managed Index – Large Cap Core II	(6.76)	8.13	12.17
S&P 500® Index	(4.38)	8.49	13.43

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (6.20)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core II and the S&P 500® Index, which returned (6.76)% and (4.38)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to the performance for the year were information technology, health care, consumer discretionary, utilities and real estate.

•	The five stocks that contributed the most to performance for the year were Microsoft Corp., Amazon.com, Inc., Merck & Co. Inc., Pfizer Inc. and Mastercard Inc.

What hurt performance during the year:

•	The sectors that detracted the most from performance for the year were financials, communication services, industrials, energy and consumer staples.

•	The five stocks that detracted the most from performance for the year were Facebook Inc., General Elecetric Co., Wells Fargo & Co., AT&T Inc. and Citigroup Inc.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio was de-equitized by as much as 14% for 8 days in 2018.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	18.4%
Health Care	14.2
Financials	12.2
Communication Services	9.2
Consumer Discretionary	9.1
Industrials	8.4
Consumer Staples	6.8
Energy	4.8
Utilities	3.0
Real Estate	2.7
Investment Company	2.6
Materials	2.5
Repurchase Agreements	0.1
Cash and Other	6.0

100.0%

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class K
Actual	$1,000.00	$922.00	$2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.96

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.58%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.2%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	928,721	$26,505,697
CenturyLink, Inc.	120,052	1,818,788
Verizon Communications, Inc.	527,338	29,646,943

		57,971,428

Entertainment (1.9%)
Activision Blizzard, Inc.	97,334	4,532,845
Electronic Arts, Inc.*	38,430	3,032,511
Netflix, Inc.*	55,661	14,898,223
Take-Two Interactive Software, Inc.*	14,567	1,499,527
Twenty-First Century Fox, Inc., Class A	135,213	6,506,449
Twenty-First Century Fox, Inc., Class B	61,838	2,954,620
Viacom, Inc., Class B	44,304	1,138,613
Walt Disney Co. (The)	190,058	20,839,860

		55,402,648

Interactive Media & Services (4.2%)
Alphabet, Inc., Class A*	38,181	39,897,618
Alphabet, Inc., Class C*	39,320	40,720,185
Facebook, Inc., Class A*	306,643	40,197,831
TripAdvisor, Inc.*	12,858	693,560
Twitter, Inc.*	92,263	2,651,639

		124,160,833

Media (1.1%)
CBS Corp. (Non-Voting), Class B	42,533	1,859,543
Charter Communications, Inc., Class A*	22,511	6,414,959
Comcast Corp., Class A	579,667	19,737,661
Discovery, Inc., Class A (x)*	19,411	480,228
Discovery, Inc., Class C*	46,447	1,071,997
DISH Network Corp., Class A*	28,744	717,738
Interpublic Group of Cos., Inc. (The)	48,956	1,009,962
News Corp., Class A	49,208	558,511
News Corp., Class B	15,102	174,428
Omnicom Group, Inc.	28,608	2,095,250

		34,120,277

Total Communication Services		271,655,186

Consumer Discretionary (9.1%)
Auto Components (0.1%)
Aptiv plc	33,813	2,081,866
BorgWarner, Inc.	26,166	909,007
Goodyear Tire & Rubber Co. (The)	30,408	620,627

		3,611,500

Automobiles (0.3%)
Ford Motor Co.	497,206	3,803,626
General Motors Co.	167,295	5,596,018
Harley-Davidson, Inc.	20,634	704,032

		10,103,676

Distributors (0.1%)
Genuine Parts Co.	18,846	1,809,593
LKQ Corp.*	40,261	955,393

		2,764,986

Diversified Consumer Services (0.0%)
H&R Block, Inc.	26,280	666,724

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	51,052	2,516,864
Chipotle Mexican Grill, Inc.*	3,184	1,374,819
Darden Restaurants, Inc.	15,703	1,568,102
Hilton Worldwide Holdings, Inc.	37,735	2,709,373
Marriott International, Inc., Class A	36,197	3,929,546
McDonald’s Corp.	98,501	17,490,823
MGM Resorts International	63,676	1,544,780
Norwegian Cruise Line Holdings Ltd.*	27,933	1,184,080
Royal Caribbean Cruises Ltd.	21,942	2,145,708
Starbucks Corp.	158,016	10,176,230
Wynn Resorts Ltd.	12,472	1,233,605
Yum! Brands, Inc.	40,071	3,683,326

		49,557,256

Household Durables (0.3%)
DR Horton, Inc.	43,527	1,508,646
Garmin Ltd.	15,292	968,289
Leggett & Platt, Inc.	16,664	597,238
Lennar Corp., Class A	37,206	1,456,615
Mohawk Industries, Inc.*	8,207	959,891
Newell Brands, Inc.	54,850	1,019,661
PulteGroup, Inc.	33,346	866,663
Whirlpool Corp.	8,097	865,326

		8,242,329

Internet & Direct Marketing Retail (3.2%)
Amazon.com, Inc.*	52,442	78,766,311
Booking Holdings, Inc.*	5,942	10,234,619
eBay, Inc.*	115,568	3,243,994
Expedia Group, Inc.	15,194	1,711,604

		93,956,528

Leisure Products (0.1%)
Hasbro, Inc.	14,722	1,196,163
Mattel, Inc. (x)*	43,669	436,253

		1,632,416

Multiline Retail (0.5%)
Dollar General Corp.	33,568	3,628,029
Dollar Tree, Inc.*	30,185	2,726,309
Kohl’s Corp.	20,836	1,382,260
Macy’s, Inc.	39,424	1,174,047
Nordstrom, Inc.	14,782	688,989
Target Corp.	66,572	4,399,744

		13,999,378

Specialty Retail (2.1%)
Advance Auto Parts, Inc.	9,306	1,465,323
AutoZone, Inc.*	3,292	2,759,815
Best Buy Co., Inc.	29,814	1,578,950
CarMax, Inc.*	22,334	1,401,012
Foot Locker, Inc.	14,593	776,348

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Gap, Inc. (The)	27,284	$702,836
Home Depot, Inc. (The)	144,234	24,782,286
L Brands, Inc.	29,320	752,644
Lowe’s Cos., Inc.	102,484	9,465,422
O’Reilly Automotive, Inc.*	10,236	3,524,562
Ross Stores, Inc.	47,581	3,958,739
Tiffany & Co.	13,826	1,113,131
TJX Cos., Inc. (The)	157,919	7,065,296
Tractor Supply Co.	15,306	1,277,133
Ulta Beauty, Inc.*	7,191	1,760,644

		62,384,141

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	44,928	562,948
Michael Kors Holdings Ltd.*	19,371	734,548
NIKE, Inc., Class B	162,426	12,042,264
PVH Corp.	9,565	889,067
Ralph Lauren Corp.	6,859	709,632
Tapestry, Inc.	37,002	1,248,818
Under Armour, Inc., Class A (x)*	24,025	424,522
Under Armour, Inc., Class C (x)*	24,627	398,218
VF Corp.	41,212	2,940,064

		19,950,081

Total Consumer Discretionary		266,869,015

Consumer Staples (6.8%)
Beverages (1.7%)
Brown-Forman Corp., Class B	21,330	1,014,881
Coca-Cola Co. (The)	488,920	23,150,362
Constellation Brands, Inc., Class A	21,238	3,415,495
Molson Coors Brewing Co., Class B	24,112	1,354,130
Monster Beverage Corp.*	50,454	2,483,346
PepsiCo, Inc.	180,149	19,902,862

		51,321,076

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	55,873	11,381,889
Kroger Co. (The)	101,696	2,796,640
Sysco Corp.	60,843	3,812,422
Walgreens Boots Alliance, Inc.	102,588	7,009,838
Walmart, Inc.	181,686	16,924,051

		41,924,840

Food Products (1.1%)
Archer-Daniels-Midland Co.	71,025	2,909,894
Campbell Soup Co. (x)	24,122	795,785
Conagra Brands, Inc.	61,964	1,323,551
General Mills, Inc.	75,841	2,953,249
Hershey Co. (The)	18,083	1,938,136
Hormel Foods Corp. (x)	34,666	1,479,545
JM Smucker Co. (The)	14,312	1,338,029
Kellogg Co.	31,997	1,824,149
Kraft Heinz Co. (The)	78,948	3,397,922
Lamb Weston Holdings, Inc.	18,614	1,369,246
McCormick & Co., Inc. (Non-Voting)	15,548	2,164,903
Mondelez International, Inc., Class A	185,716	7,434,211
Tyson Foods, Inc., Class A	37,347	1,994,330

		30,922,950

Household Products (1.6%)
Church & Dwight Co., Inc.	31,421	2,066,245
Clorox Co. (The)	16,347	2,519,726
Colgate-Palmolive Co.	110,658	6,586,364
Kimberly-Clark Corp.	44,255	5,042,415
Procter & Gamble Co. (The)	318,003	29,230,836

		45,445,586

Personal Products (0.1%)
Coty, Inc., Class A	57,505	377,233
Estee Lauder Cos., Inc. (The), Class A	28,072	3,652,167

		4,029,400

Tobacco (0.9%)
Altria Group, Inc.	239,403	11,824,114
Philip Morris International, Inc.	198,413	13,246,052

		25,070,166

Total Consumer Staples		198,714,018

Energy (4.8%)
Energy Equipment & Services (0.4%)
Baker Hughes a GE Co.	64,727	1,391,631
Halliburton Co.	111,598	2,966,275
Helmerich & Payne, Inc.	13,947	668,619
National Oilwell Varco, Inc.	48,932	1,257,552
Schlumberger Ltd.	176,742	6,376,851
TechnipFMC plc	54,669	1,070,419

		13,731,347

Oil, Gas & Consumable Fuels (4.4%)
Anadarko Petroleum Corp.	64,335	2,820,446
Apache Corp.	47,786	1,254,383
Cabot Oil & Gas Corp.	54,741	1,223,461
Chevron Corp.#	243,855	26,528,986
Cimarex Energy Co.	12,079	744,670
Concho Resources, Inc.*	25,513	2,622,481
ConocoPhillips	146,907	9,159,651
Devon Energy Corp.	59,791	1,347,689
Diamondback Energy, Inc.	19,655	1,822,019
EOG Resources, Inc.	73,892	6,444,121
Exxon Mobil Corp.	540,345	36,846,126
Hess Corp.	31,317	1,268,339
HollyFrontier Corp.	20,346	1,040,088
Kinder Morgan, Inc.	241,935	3,720,960
Marathon Oil Corp.	106,533	1,527,683
Marathon Petroleum Corp.	88,048	5,195,713
Newfield Exploration Co.*	26,715	391,642
Noble Energy, Inc.	61,737	1,158,186
Occidental Petroleum Corp.	96,344	5,913,595
ONEOK, Inc.	52,294	2,821,261
Phillips 66	54,190	4,668,469
Pioneer Natural Resources Co.	21,697	2,853,589
Valero Energy Corp.	54,205	4,063,749
Williams Cos., Inc. (The)	154,445	3,405,512

		128,842,819

Total Energy		142,574,166

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Financials (12.2%)
Banks (5.2%)
Bank of America Corp.	1,164,754	$28,699,539
BB&T Corp.	98,280	4,257,490
Citigroup, Inc.	311,560	16,219,814
Citizens Financial Group, Inc.	60,121	1,787,397
Comerica, Inc.	20,388	1,400,452
Fifth Third Bancorp	83,830	1,972,520
First Republic Bank	20,946	1,820,207
Huntington Bancshares, Inc.	137,005	1,633,100
JPMorgan Chase & Co.	424,213	41,411,673
KeyCorp	132,599	1,959,813
M&T Bank Corp.	17,928	2,566,035
People’s United Financial, Inc.	48,678	702,423
PNC Financial Services Group, Inc. (The)‡	58,955	6,892,429
Regions Financial Corp.	132,773	1,776,503
SunTrust Banks, Inc.	57,258	2,888,093
SVB Financial Group*	6,784	1,288,417
US Bancorp	193,803	8,856,797
Wells Fargo & Co.	540,575	24,909,696
Zions Bancorp NA	24,361	992,467

		152,034,865

Capital Markets (2.5%)
Affiliated Managers Group, Inc.	6,698	652,653
Ameriprise Financial, Inc.	17,795	1,857,264
Bank of New York Mellon Corp. (The)	116,053	5,462,615
BlackRock, Inc.‡	15,506	6,091,067
Cboe Global Markets, Inc.	14,090	1,378,425
Charles Schwab Corp. (The)	153,274	6,365,469
CME Group, Inc.	45,669	8,591,252
E*TRADE Financial Corp.	32,523	1,427,109
Franklin Resources, Inc.	37,878	1,123,461
Goldman Sachs Group, Inc. (The)	44,198	7,383,276
Intercontinental Exchange, Inc.	72,691	5,475,813
Invesco Ltd.	51,463	861,491
Moody’s Corp.	21,165	2,963,947
Morgan Stanley	166,897	6,617,466
MSCI, Inc.	11,193	1,650,184
Nasdaq, Inc.	14,486	1,181,623
Northern Trust Corp.	28,230	2,359,746
Raymond James Financial, Inc.	16,455	1,224,416
S&P Global, Inc.	31,945	5,428,733
State Street Corp.	48,112	3,034,424
T. Rowe Price Group, Inc.	30,787	2,842,256

		73,972,690

Consumer Finance (0.6%)
American Express Co.	89,575	8,538,289
Capital One Financial Corp.	60,584	4,579,545
Discover Financial Services	42,930	2,532,011
Synchrony Financial	84,456	1,981,338

		17,631,183

Diversified Financial Services (1.7%)
Berkshire Hathaway, Inc., Class B*	248,289	50,695,648
Jefferies Financial Group, Inc.	36,103	626,748

		51,322,396

Insurance (2.2%)
Aflac, Inc.	97,288	4,432,441
Allstate Corp. (The)	43,926	3,629,605
American International Group, Inc.	112,590	4,437,172
Aon plc	30,790	4,475,634
Arthur J Gallagher & Co.	23,599	1,739,246
Assurant, Inc.	6,574	587,979
Brighthouse Financial, Inc.*	15,458	471,160
Chubb Ltd.	58,830	7,599,659
Cincinnati Financial Corp.	19,236	1,489,251
Everest Re Group Ltd.	5,164	1,124,513
Hartford Financial Services Group, Inc. (The)	45,941	2,042,077
Lincoln National Corp.	27,295	1,400,506
Loews Corp.	35,249	1,604,535
Marsh & McLennan Cos., Inc.	64,222	5,121,705
MetLife, Inc.	126,100	5,177,666
Principal Financial Group, Inc.	33,893	1,497,054
Progressive Corp. (The)	74,138	4,472,746
Prudential Financial, Inc.	52,649	4,293,526
Torchmark Corp.	12,892	960,841
Travelers Cos., Inc. (The)	33,883	4,057,489
Unum Group	27,523	808,626
Willis Towers Watson plc	16,611	2,522,546

		63,945,977

Total Financials		358,907,111

Health Care (14.2%)
Biotechnology (2.4%)
AbbVie, Inc.	192,133	17,712,741
Alexion Pharmaceuticals, Inc.*	28,298	2,755,093
Amgen, Inc.	81,320	15,830,564
Biogen, Inc.*	25,690	7,730,635
Celgene Corp.*	89,225	5,718,430
Gilead Sciences, Inc.	164,661	10,299,546
Incyte Corp.*	22,823	1,451,315
Regeneron Pharmaceuticals, Inc.*	9,829	3,671,132
Vertex Pharmaceuticals, Inc.*	32,626	5,406,454

		70,575,910

Health Care Equipment & Supplies (3.1%)
Abbott Laboratories	224,156	16,213,203
ABIOMED, Inc.*	5,763	1,873,206
Align Technology, Inc.*	9,260	1,939,322
Baxter International, Inc.	63,071	4,151,333
Becton Dickinson and Co.	34,258	7,719,013
Boston Scientific Corp.*	176,465	6,236,273
Cooper Cos., Inc. (The)	6,241	1,588,334
Danaher Corp.	78,752	8,120,906
Dentsply Sirona, Inc.	28,405	1,056,950
Edwards Lifesciences Corp.*	26,694	4,088,720
Hologic, Inc.*	34,365	1,412,402
IDEXX Laboratories, Inc.*	10,990	2,044,360
Intuitive Surgical, Inc.*	14,634	7,008,515
Medtronic plc	171,502	15,599,822
ResMed, Inc.	18,214	2,074,028
Stryker Corp.	39,662	6,217,019
Varian Medical Systems, Inc.*	11,490	1,301,932
Zimmer Biomet Holdings, Inc.	25,871	2,683,340

		91,328,678

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Providers & Services (2.9%)
AmerisourceBergen Corp.	20,184	$1,501,690
Anthem, Inc.	33,013	8,670,204
Cardinal Health, Inc.	38,076	1,698,190
Centene Corp.*	26,070	3,005,871
Cigna Corp.	48,489	9,209,031
CVS Health Corp.	165,004	10,811,062
DaVita, Inc.*	16,349	841,319
HCA Healthcare, Inc.	34,342	4,273,862
Henry Schein, Inc.*	19,580	1,537,422
Humana, Inc.	17,544	5,026,005
Laboratory Corp. of America Holdings*	12,730	1,608,563
McKesson Corp.	24,993	2,760,977
Quest Diagnostics, Inc.	17,163	1,429,163
UnitedHealth Group, Inc.	122,803	30,592,683
Universal Health Services, Inc., Class B	10,940	1,275,166
WellCare Health Plans, Inc.*	6,486	1,531,280

		85,772,488

Health Care Technology (0.1%)
Cerner Corp.*	42,027	2,203,896

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	40,467	2,729,904
Illumina, Inc.*	18,791	5,635,985
IQVIA Holdings, Inc.*	20,238	2,351,048
Mettler-Toledo International, Inc.*	3,265	1,846,619
PerkinElmer, Inc.	14,122	1,109,283
Thermo Fisher Scientific, Inc.	51,398	11,502,358
Waters Corp.*	9,759	1,841,035

		27,016,232

Pharmaceuticals (4.8%)
Allergan plc	40,482	5,410,824
Bristol-Myers Squibb Co.	208,234	10,824,003
Eli Lilly & Co.	120,401	13,932,804
Johnson & Johnson	342,219	44,163,362
Merck & Co., Inc.	331,942	25,363,688
Mylan NV*	65,278	1,788,617
Nektar Therapeutics*	22,456	738,129
Perrigo Co. plc	15,792	611,940
Pfizer, Inc.	738,016	32,214,398
Zoetis, Inc.	61,220	5,236,759

		140,284,524

Total Health Care		417,181,728

Industrials (8.4%)
Aerospace & Defense (2.3%)
Arconic, Inc.	54,670	921,736
Boeing Co. (The)	67,421	21,743,273
General Dynamics Corp.	35,475	5,577,025
Harris Corp.	14,980	2,017,057
Huntington Ingalls Industries, Inc.	5,468	1,040,615
L3 Technologies, Inc.	10,058	1,746,672
Lockheed Martin Corp.	31,602	8,274,668
Northrop Grumman Corp.	22,216	5,440,698
Raytheon Co.	36,433	5,587,001
Textron, Inc.	30,874	1,419,895
TransDigm Group, Inc.*	6,206	2,110,412
United Technologies Corp.	103,535	11,024,407

		66,903,459

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	17,673	1,486,123
Expeditors International of Washington, Inc.	21,811	1,485,111
FedEx Corp.	30,943	4,992,034
United Parcel Service, Inc., Class B	88,716	8,652,471

		16,615,739

Airlines (0.4%)
Alaska Air Group, Inc.	15,428	938,794
American Airlines Group, Inc.	52,249	1,677,715
Delta Air Lines, Inc.	79,846	3,984,316
Southwest Airlines Co.	64,675	3,006,094
United Continental Holdings, Inc.*	29,032	2,430,849

		12,037,768

Building Products (0.2%)
Allegion plc	12,207	973,020
AO Smith Corp.	18,270	780,129
Fortune Brands Home & Security, Inc.	18,073	686,593
Johnson Controls International plc	117,255	3,476,611
Masco Corp.	39,277	1,148,459

		7,064,812

Commercial Services & Supplies (0.3%)
Cintas Corp.	11,160	1,874,768
Copart, Inc.*	26,190	1,251,358
Republic Services, Inc.	27,579	1,988,170
Rollins, Inc.	19,095	689,330
Waste Management, Inc.	50,005	4,449,945

		10,253,571

Construction & Engineering (0.1%)
Fluor Corp.	17,413	560,699
Jacobs Engineering Group, Inc.	14,989	876,257
Quanta Services, Inc.	19,215	578,371

		2,015,327

Electrical Equipment (0.4%)
AMETEK, Inc.	29,325	1,985,303
Eaton Corp. plc	54,993	3,775,819
Emerson Electric Co.	79,777	4,766,676
Rockwell Automation, Inc.	15,451	2,325,066

		12,852,864

Industrial Conglomerates (1.3%)
3M Co.	74,378	14,171,984
General Electric Co.#	1,109,770	8,400,959
Honeywell International, Inc.	94,442	12,477,677
Roper Technologies, Inc.	13,180	3,512,734

		38,563,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Machinery (1.4%)
Caterpillar, Inc.	75,390	$9,579,807
Cummins, Inc.	18,892	2,524,727
Deere & Co.	41,095	6,130,141
Dover Corp.	18,717	1,327,971
Flowserve Corp.	16,737	636,341
Fortive Corp.	37,519	2,538,536
Illinois Tool Works, Inc.	39,084	4,951,552
Ingersoll-Rand plc	31,115	2,838,622
PACCAR, Inc.	44,346	2,533,930
Parker-Hannifin Corp.	16,735	2,495,858
Pentair plc	20,422	771,543
Snap-on, Inc.	7,166	1,041,148
Stanley Black & Decker, Inc.	19,362	2,318,406
Xylem, Inc.	22,925	1,529,556

		41,218,138

Professional Services (0.3%)
Equifax, Inc.	15,316	1,426,379
IHS Markit Ltd.*	45,757	2,194,963
Nielsen Holdings plc	45,502	1,061,562
Robert Half International, Inc.	15,529	888,259
Verisk Analytics, Inc.*	20,838	2,272,175

		7,843,338

Road & Rail (0.9%)
CSX Corp.	102,476	6,366,834
JB Hunt Transport Services, Inc.	11,027	1,025,952
Kansas City Southern	12,972	1,238,177
Norfolk Southern Corp.	34,792	5,202,796
Union Pacific Corp.	93,951	12,986,847

		26,820,606

Trading Companies & Distributors (0.2%)
Fastenal Co.	36,597	1,913,657
United Rentals, Inc.*	10,332	1,059,340
WW Grainger, Inc.	5,827	1,645,312

		4,618,309

Total Industrials		246,807,285

Information Technology (18.4%)
Communications Equipment (1.1%)
Arista Networks, Inc.*	6,750	1,422,225
Cisco Systems, Inc.	574,040	24,873,153
F5 Networks, Inc.*	7,724	1,251,520
Juniper Networks, Inc.	43,674	1,175,267
Motorola Solutions, Inc.	20,816	2,394,673

		31,116,838

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	38,383	3,109,791
Corning, Inc.	102,272	3,089,637
FLIR Systems, Inc.	17,791	774,620
IPG Photonics Corp.*	4,550	515,469
Keysight Technologies, Inc.*	23,856	1,480,980
TE Connectivity Ltd.	43,763	3,309,796

		12,280,293

IT Services (4.4%)
Accenture plc, Class A	81,451	11,485,406
Akamai Technologies, Inc.*	20,904	1,276,816
Alliance Data Systems Corp.	5,871	881,120
Automatic Data Processing, Inc.	55,850	7,323,052
Broadridge Financial Solutions, Inc.	15,011	1,444,809
Cognizant Technology Solutions Corp., Class A	73,733	4,680,571
DXC Technology Co.	35,336	1,878,815
Fidelity National Information Services, Inc.	41,626	4,268,746
Fiserv, Inc.*	50,957	3,744,830
FleetCor Technologies, Inc.*	11,217	2,083,221
Gartner, Inc.*	11,602	1,483,200
Global Payments, Inc.	20,033	2,066,003
International Business Machines Corp.#	115,930	13,177,763
Jack Henry & Associates, Inc.	10,012	1,266,718
Mastercard, Inc., Class A	115,942	21,872,458
Paychex, Inc.	40,782	2,656,947
PayPal Holdings, Inc.*	150,301	12,638,811
Total System Services, Inc.	21,578	1,754,076
VeriSign, Inc.*	13,482	1,999,246
Visa, Inc., Class A	224,359	29,601,927
Western Union Co. (The)	55,921	954,012

		128,538,547

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices, Inc.*	112,165	2,070,566
Analog Devices, Inc.	47,147	4,046,627
Applied Materials, Inc.	124,826	4,086,803
Broadcom, Inc.	52,830	13,433,612
Intel Corp.	582,397	27,331,891
KLA-Tencor Corp.	19,624	1,756,152
Lam Research Corp.	19,880	2,707,060
Maxim Integrated Products, Inc.	35,303	1,795,158
Microchip Technology, Inc. (x)	30,105	2,165,152
Micron Technology, Inc.*	142,818	4,531,615
NVIDIA Corp.	77,825	10,389,637
Qorvo, Inc.*	16,101	977,814
QUALCOMM, Inc.	154,577	8,796,977
Skyworks Solutions, Inc.	22,618	1,515,858
Texas Instruments, Inc.	122,580	11,583,810
Xilinx, Inc.	32,147	2,737,960

		99,926,692

Software (5.6%)
Adobe, Inc.*	62,358	14,107,874
ANSYS, Inc.*	10,595	1,514,449
Autodesk, Inc.*	28,042	3,606,481
Cadence Design Systems, Inc.*	36,001	1,565,323
Citrix Systems, Inc.	16,222	1,662,106
Fortinet, Inc.*	18,609	1,310,632
Intuit, Inc.	33,186	6,532,664
Microsoft Corp.	986,282	100,176,663
Oracle Corp.	326,411	14,737,457
Red Hat, Inc.*	22,526	3,956,467
salesforce.com, Inc.*	97,662	13,376,764
Symantec Corp.	81,413	1,538,299
Synopsys, Inc.*	19,086	1,607,805

		165,692,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (3.5%)
Apple, Inc.#	575,270	$90,743,090
Hewlett Packard Enterprise Co.	181,641	2,399,478
HP, Inc.	200,944	4,111,314
NetApp, Inc.	32,069	1,913,557
Seagate Technology plc	33,154	1,279,413
Western Digital Corp.	37,289	1,378,574
Xerox Corp.	26,455	522,751

		102,348,177

Total Information Technology		539,903,531

Materials (2.5%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	27,950	4,473,397
Albemarle Corp.	13,529	1,042,680
Celanese Corp.	17,016	1,530,930
CF Industries Holdings, Inc.	29,186	1,269,883
DowDuPont, Inc.	292,797	15,658,784
Eastman Chemical Co.	17,901	1,308,742
Ecolab, Inc.	32,368	4,769,425
FMC Corp.	17,239	1,274,996
International Flavors & Fragrances, Inc.	12,913	1,733,829
Linde plc	70,364	10,979,599
LyondellBasell Industries NV, Class A	40,215	3,344,279
Mosaic Co. (The)	44,834	1,309,601
PPG Industries, Inc.	30,714	3,139,892
Sherwin-Williams Co. (The)	10,541	4,147,462

		55,983,499

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	8,003	1,375,475
Vulcan Materials Co.	16,786	1,658,457

		3,033,932

Containers & Packaging (0.3%)
Avery Dennison Corp.	11,087	995,945
Ball Corp.	43,256	1,988,911
International Paper Co.	52,047	2,100,617
Packaging Corp. of America	11,732	979,153
Sealed Air Corp.	20,570	716,659
Westrock Co.	32,543	1,228,823

		8,010,108

Metals & Mining (0.2%)
Freeport-McMoRan, Inc.	184,475	1,901,937
Newmont Mining Corp.	67,929	2,353,740
Nucor Corp.	39,944	2,069,499

		6,325,176

Total Materials		73,352,715

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	13,763	1,586,048
American Tower Corp. (REIT)	56,209	8,891,702
Apartment Investment & Management Co. (REIT), Class A	19,319	847,718
AvalonBay Communities, Inc. (REIT)	17,714	3,083,122
Boston Properties, Inc. (REIT)	19,757	2,223,650
Crown Castle International Corp. (REIT)	52,953	5,752,284
Digital Realty Trust, Inc. (REIT)	26,199	2,791,503
Duke Realty Corp. (REIT)	46,231	1,197,383
Equinix, Inc. (REIT)	10,280	3,624,317
Equity Residential (REIT)	46,755	3,086,298
Essex Property Trust, Inc. (REIT)	8,485	2,080,607
Extra Space Storage, Inc. (REIT)	16,312	1,475,910
Federal Realty Investment Trust (REIT)	9,299	1,097,654
HCP, Inc. (REIT)	60,782	1,697,641
Host Hotels & Resorts, Inc. (REIT)	95,004	1,583,717
Iron Mountain, Inc. (REIT)	36,090	1,169,677
Kimco Realty Corp. (REIT)	53,769	787,716
Macerich Co. (The) (REIT)	13,415	580,601
Mid-America Apartment Communities, Inc. (REIT)	14,611	1,398,273
Prologis, Inc. (REIT)	80,354	4,718,387
Public Storage (REIT)	19,201	3,886,474
Realty Income Corp. (REIT)	37,630	2,372,195
Regency Centers Corp. (REIT)	21,606	1,267,840
SBA Communications Corp. (REIT)*	14,464	2,341,577
Simon Property Group, Inc. (REIT)	39,480	6,632,245
SL Green Realty Corp. (REIT)	10,971	867,587
UDR, Inc. (REIT)	34,759	1,377,152
Ventas, Inc. (REIT)	45,260	2,651,783
Vornado Realty Trust (REIT)	21,850	1,355,355
Welltower, Inc. (REIT)	47,875	3,323,004
Weyerhaeuser Co. (REIT)	95,842	2,095,106

		77,844,526

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	40,337	1,615,093

Total Real Estate		79,459,619

Utilities (3.0%)
Electric Utilities (1.9%)
Alliant Energy Corp.	29,839	1,260,698
American Electric Power Co., Inc.	62,857	4,697,932
Duke Energy Corp.	90,757	7,832,329
Edison International	41,549	2,358,737
Entergy Corp.	23,037	1,982,795
Evergy, Inc.	33,939	1,926,717
Eversource Energy	40,238	2,617,079
Exelon Corp.	123,069	5,550,412
FirstEnergy Corp.	61,937	2,325,734
NextEra Energy, Inc.	60,998	10,602,672
PG&E Corp.*	66,557	1,580,729
Pinnacle West Capital Corp.	14,318	1,219,894
PPL Corp. (x)	91,797	2,600,609
Southern Co. (The)	131,213	5,762,875
Xcel Energy, Inc.	65,546	3,229,451

		55,548,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	84,715	$1,224,979
NRG Energy, Inc.	37,016	1,465,834

		2,690,813

Multi-Utilities (1.0%)
Ameren Corp.	31,213	2,036,024
CenterPoint Energy, Inc.	63,637	1,796,472
CMS Energy Corp.	36,029	1,788,840
Consolidated Edison, Inc.	39,727	3,037,526
Dominion Energy, Inc.	83,733	5,983,560
DTE Energy Co.	23,359	2,576,498
NiSource, Inc.	46,120	1,169,142
Public Service Enterprise Group, Inc.	64,321	3,347,908
SCANA Corp.	18,162	867,780
Sempra Energy	34,808	3,765,878
WEC Energy Group, Inc.	40,333	2,793,464

		29,163,092

Water Utilities (0.0%)
American Water Works Co., Inc.	23,060	2,093,157

Total Utilities		89,495,725

Total Common Stocks (91.3%) (Cost $1,329,741,867)		2,684,920,099

SHORT-TERM INVESTMENTS:
Investment Company (2.6%)
JPMorgan Prime Money Market Fund, IM Shares	77,956,173	77,963,968

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.1%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $353,569, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $360,583.(xx)	$353,513	353,513
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $200,032, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $204,052.(xx)	200,000	200,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $75,248, collateralized by various Common Stocks; total market value $83,755.(xx)	75,237	75,237
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $200,033, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $204,000.(xx)	200,000	200,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $1,000,469, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $1,020,000.(xx)	1,000,000	1,000,000

Total Repurchase Agreements		1,828,750

Total Short-Term Investments (2.7%) (Cost $79,796,336)		79,792,718

Total Investments in Securities (94.0%) (Cost $1,409,538,203)		2,764,712,817
Other Assets Less Liabilities (6.0%)		177,426,769

Net Assets (100%)		$2,942,139,586

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $8,853,753.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $3,689,852. This was collateralized by $1,940,330 of various U.S. Government Treasury Securities, ranging from 0.125% - 8.000%, maturing 4/15/19 - 8/15/47 and by cash of $1,828,750 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	11,040	6,502,541	—	(815,234)	232,944	(1,583,518)	4,336,733	139,336	—
PNC Financial Services Group, Inc. (The)	41,954	7,035,148	—	(994,278)	544,693	(1,680,721)	4,904,842	154,910	—

Total		13,537,689	—	(1,809,512)	777,637	(3,264,239)	9,241,575	294,246	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	51	3/2019	USD	6,388,260	(110,076)

					(110,076)

Short Contracts
S&P 500 E-Mini Index	(1,800)	3/2019	USD	(225,468,000)	(7,392,225)

					(7,392,225)

					(7,502,301)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$271,655,186	$—	$—	$271,655,186
Consumer Discretionary	266,869,015	—	—	266,869,015
Consumer Staples	198,714,018	—	—	198,714,018
Energy	142,574,166	—	—	142,574,166
Financials	358,907,111	—	—	358,907,111
Health Care	417,181,728	—	—	417,181,728
Industrials	246,807,285	—	—	246,807,285
Information Technology	539,903,531	—	—	539,903,531
Materials	73,352,715	—	—	73,352,715
Real Estate	79,459,619	—	—	79,459,619
Utilities	89,495,725	—	—	89,495,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$77,963,968	$—	$—	$77,963,968
Repurchase Agreements	—	1,828,750	—	1,828,750

Total Assets	$2,762,884,067	$1,828,750	$—	$2,764,712,817

Liabilities:
Futures	$(7,502,301)	$—	$—	$(7,502,301)

Total Liabilities	$(7,502,301)	$—	$—	$(7,502,301)

Total	$2,755,381,766	$1,828,750	$—	$2,757,210,516

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(7,502,301	)*

Total		$(7,502,301)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(50,923,949)	$(50,923,949)

Total	$(50,923,949)	$(50,923,949)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(11,064,771)	$(11,064,771)

Total	$(11,064,771)	$(11,064,771)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $318,728,000 during the year ended December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$119,996,007
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$588,215,519

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,453,875,800
Aggregate gross unrealized depreciation	(97,724,945)

Net unrealized appreciation	$1,356,150,855

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,401,059,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $4,078,516)	$9,241,575
Unaffiliated Issuers (Cost $1,403,630,937)	2,753,642,492
Repurchase Agreements (Cost $1,828,750)	1,828,750
Cash	166,652,526
Cash held as collateral at broker for futures	15,452,400
Dividends, interest and other receivables	3,321,368
Receivable for securities sold	762,076
Receivable for Portfolio shares sold	56,826
Due from Custodian	35,692
Securities lending income receivable	1,595
Other assets	14,396

Total assets	2,951,009,696

LIABILITIES
Due to broker for futures variation margin	1,985,185
Payable for securities purchased	1,855,965
Payable for return of collateral on securities loaned	1,828,750
Payable for Portfolio shares redeemed	1,560,811
Investment management fees payable	1,145,072
Administrative fees payable	318,325
Accrued expenses	176,002

Total liabilities	8,870,110

NET ASSETS	$2,942,139,586

Net assets were comprised of:
Paid in capital	$1,587,436,881
Total distributable earnings (loss)	1,354,702,705

Net assets	$2,942,139,586

Class K
Net asset value, offering and redemption price per share, $2,942,139,586 / 227,294,037 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.94

(x)	Includes value of securities on loan of $3,689,852.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($294,246 of dividend income received from affiliates)	$64,439,530
Interest	2,403,569
Securities lending (net)	56,055

Total income	66,899,154

EXPENSES
Investment management fees	15,162,776
Administrative fees	4,175,780
Printing and mailing expenses	256,490
Custodian fees	120,000
Professional fees	104,034
Trustees’ fees	84,803
Miscellaneous	90,066

Total expenses	19,993,949

NET INVESTMENT INCOME (LOSS)	46,905,205

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($777,637 of realized gain (loss) from affiliates)	239,310,075
Futures contracts	(50,923,949)

Net realized gain (loss)	188,386,126

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(3,264,239) of change in unrealized appreciation (depreciation) from affiliates)	(402,975,925)
Futures contracts	(11,064,771)

Net change in unrealized appreciation (depreciation)	(414,040,696)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(225,654,570)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(178,749,365)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$46,905,205	$49,214,256
Net realized gain (loss)	188,386,126	185,646,990
Net change in unrealized appreciation (depreciation)	(414,040,696)	445,951,413

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(178,749,365)	680,812,659

Distributions to shareholders: (a)
Class K	(257,173,955)	(244,870,027)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 870,416 and 988,596 shares, respectively ]	12,893,943	13,840,957
Capital shares issued in reinvestment of dividends and distributions [ 18,273,446 and 16,542,452 shares, respectively ]	257,173,955	244,870,027
Capital shares repurchased [ (35,683,352) and (38,569,143) shares, respectively ]	(545,876,882)	(555,980,167)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(275,808,984)	(297,269,183)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(711,732,304)	138,673,449
NET ASSETS:
Beginning of year	3,653,871,890	3,515,198,441

End of year (b)	$2,942,139,586	$3,653,871,890

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $49,542,558 for Class K; and dividends from net realized capital gains of $195,327,469 for Class K. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,996,257 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡	Year Ended December 31, 2014
Net asset value, beginning of year	$13.29	$13.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.06
Net realized and unrealized gain (loss)	0.23	1.57

Total from investment operations	0.25	1.63

Less distributions:
Dividends from net investment income	—	(0.07)
Distributions from net realized gains	—	(1.37)

Total dividends and distributions	—	(1.44)

Net asset value, end of year	$13.54	$13.29

Total return (b)	1.88%	12.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89%	0.88%
Before waivers and reimbursements (a)(f)	0.89%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.46%	0.47%
Before waivers and reimbursements (a)(f)	0.46%	0.47%
Portfolio turnover rate^	10%	3%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.99	$13.27	$12.47	$13.29	$13.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.20	0.19	0.16	0.10
Net realized and unrealized gain (loss)	(1.06)	2.57	1.22	(0.12)	1.57

Total from investment operations	(0.85)	2.77	1.41	0.04	1.67

Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.20)	(0.17)	(0.11)
Distributions from net realized gains	(0.98)	(0.84)	(0.41)	(0.69)	(1.37)

Total dividends and distributions	(1.20)	(1.05)	(0.61)	(0.86)	(1.48)

Net asset value, end of year	$12.94	$14.99	$13.27	$12.47	$13.29

Total return	(6.20)%	21.08%	11.30%	0.51%	12.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,942,140	$3,653,872	$3,515,198	$3,879,117	$4,368,684
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.58%	0.59%	0.59%	0.61%
Before waivers and reimbursements (f)	0.58%	0.58%	0.59%	0.59%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.36%	1.38%	1.45%	1.23%	0.75%
Before waivers and reimbursements (f)	1.36%	1.38%	1.45%	1.23%	0.75%
Portfolio turnover rate^	4%	3%	3%	10%	3%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	(12.14)%	5.15%	10.01%
Volatility Managed Index – Mid Cap Core II	(12.00)	5.67	10.00
S&P MidCap 400® Index	(11.08)	6.03	11.93

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (12.14)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Core II and the S&P MidCap 400® Index, which returned (12.00)% and (11.08)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance during the year were health care, utilities, consumer staples, communication services and real estate.

•	The top five stocks that provided the most positive impact to performance during the year were Abiomed Inc., Bioverativ Inc., Fortinet Inc., Wellcare Group Inc. and HollyFrontier Corp.

What hurt performance during the year:

•	The worst performing sectors during the year were financials, industrials, consumer discretionary, materials and energy.

•	The five stocks that provided the most negative impact to performance during the year were Thor Industries Inc., Coherent Inc., NVR Inc, Manpower Inc. and Cognex Corp.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio was de-equitized by as much as 13% for 3 days in 2018.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	15.0%
Industrials	14.1
Information Technology	14.0
Consumer Discretionary	10.8
Health Care	9.2
Real Estate	8.9
Materials	6.1
Utilities	5.2
Energy	3.4
Consumer Staples	2.7
Communication Services	2.3
Investment Company	2.0
Repurchase Agreements	1.5
Cash and Other	4.8

100.0%

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class K
Actual	$1,000.00	$851.90	$2.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Entertainment (0.9%)
Cinemark Holdings, Inc.	11,320	$405,256
Live Nation Entertainment, Inc.*	14,749	726,388
World Wrestling Entertainment, Inc., Class A	4,630	345,954

		1,477,598

Interactive Media & Services (0.2%)
Cars.com, Inc.*	6,711	144,286
Yelp, Inc.*	8,134	284,609

		428,895

Media (1.0%)
AMC Networks, Inc., Class A*	4,808	263,863
Cable One, Inc.	558	457,616
John Wiley & Sons, Inc., Class A	4,817	226,255
Meredith Corp. (x)	4,231	219,758
New York Times Co. (The), Class A	15,043	335,308
TEGNA, Inc.	22,954	249,510

		1,752,310

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	9,911	322,504

Total Communication Services		3,981,307

Consumer Discretionary (10.8%)
Auto Components (0.7%)
Adient plc	9,243	139,200
Dana, Inc.	15,424	210,229
Delphi Technologies plc	9,426	134,980
Gentex Corp.	27,959	565,051
Visteon Corp.*	3,075	185,361

		1,234,821

Automobiles (0.2%)
Thor Industries, Inc.	5,346	277,992

Distributors (0.4%)
Pool Corp.	4,305	639,938

Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc.*	6,259	296,176
Graham Holdings Co., Class B	490	313,884
Service Corp. International	19,278	776,132
Sotheby’s*	3,698	146,959
Weight Watchers International, Inc.*	4,124	158,980

		1,692,131

Hotels, Restaurants & Leisure (3.6%)
Boyd Gaming Corp.	8,596	178,625
Brinker International, Inc. (x)	4,103	180,450
Cheesecake Factory, Inc. (The) (x)	4,448	193,533
Churchill Downs, Inc. (x)	1,280	312,243
Cracker Barrel Old Country Store, Inc. (x)	2,566	410,201
Domino’s Pizza, Inc.	4,444	1,102,068
Dunkin’ Brands Group, Inc.	8,814	565,154
Eldorado Resorts, Inc. (x)*	6,928	250,863
International Speedway Corp., Class A	2,591	113,641
Jack in the Box, Inc.	2,753	213,715
Marriott Vacations Worldwide Corp.	4,365	307,776
Papa John’s International, Inc. (x)	2,378	94,668
Penn National Gaming, Inc.*	11,510	216,733
Scientific Games Corp., Class A (x)*	5,857	104,723
Six Flags Entertainment Corp.	7,640	425,013
Texas Roadhouse, Inc.	7,081	422,736
Wendy’s Co. (The)	19,945	311,341
Wyndham Destinations, Inc.	10,371	371,697
Wyndham Hotels & Resorts, Inc.	10,563	479,243

		6,254,423

Household Durables (1.4%)
Helen of Troy Ltd.*	2,814	369,141
KB Home	9,189	175,510
NVR, Inc.*	372	906,560
Tempur Sealy International, Inc.*	4,865	201,411
Toll Brothers, Inc.	14,456	476,036
TRI Pointe Group, Inc.*	15,150	165,589
Tupperware Brands Corp.	5,158	162,838

		2,457,085

Leisure Products (0.5%)
Brunswick Corp.	9,231	428,780
Polaris Industries, Inc. (x)	6,201	475,493

		904,273

Multiline Retail (0.4%)
Big Lots, Inc.	4,299	124,327
Dillard’s, Inc., Class A (x)	1,953	117,786
Ollie’s Bargain Outlet Holdings, Inc.*	5,498	365,672

		607,785

Specialty Retail (1.9%)
Aaron’s, Inc.	7,291	306,587
American Eagle Outfitters, Inc.	17,950	346,973
AutoNation, Inc.*	6,116	218,341
Bed Bath & Beyond, Inc.	14,725	166,687
Dick’s Sporting Goods, Inc.	7,862	245,294
Five Below, Inc.*	5,948	608,599
Michaels Cos., Inc. (The)*	9,572	129,605
Murphy USA, Inc.*	3,192	244,635
Sally Beauty Holdings, Inc.*	12,790	218,070
Signet Jewelers Ltd. (x)	5,526	175,561
Urban Outfitters, Inc.*	8,010	265,932
Williams-Sonoma, Inc. (x)	8,549	431,297

		3,357,581

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	4,889	399,041
Deckers Outdoor Corp.*	3,118	398,948
Skechers U.S.A., Inc., Class A*	14,253	326,251

		1,124,240

Total Consumer Discretionary		18,550,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Consumer Staples (2.7%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	913	$219,887

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	3,908	500,771
Sprouts Farmers Market, Inc.*	13,609	319,948

		820,719

Food Products (1.6%)
Flowers Foods, Inc.	19,545	360,996
Hain Celestial Group, Inc. (The)*	9,521	151,003
Ingredion, Inc.	7,547	689,796
Lancaster Colony Corp.	2,088	369,284
Post Holdings, Inc.*	7,101	632,912
Sanderson Farms, Inc.	2,148	213,275
Tootsie Roll Industries, Inc. (x)	1,957	65,364
TreeHouse Foods, Inc.*	5,953	301,876

		2,784,506

Household Products (0.2%)
Energizer Holdings, Inc.	6,335	286,025

Personal Products (0.3%)
Edgewell Personal Care Co.*	5,752	214,837
Nu Skin Enterprises, Inc., Class A	5,911	362,522

		577,359

Total Consumer Staples		4,688,496

Energy (3.4%)
Energy Equipment & Services (1.0%)
Apergy Corp.*	8,227	222,787
Core Laboratories NV (x)	4,713	281,178
Diamond Offshore Drilling, Inc. (x)*	6,906	65,193
Dril-Quip, Inc.*	3,812	114,474
Ensco plc, Class A (x)	46,604	165,910
McDermott International, Inc.*	19,234	125,790
Oceaneering International, Inc.*	10,502	127,074
Patterson-UTI Energy, Inc.	23,171	239,820
Rowan Cos. plc, Class A*	13,527	113,492
Transocean Ltd. (x)*	53,954	374,441

		1,830,159

Oil, Gas & Consumable Fuels (2.4%)
Callon Petroleum Co.*	24,274	157,538
Chesapeake Energy Corp. (x)*	97,453	204,651
CNX Resources Corp.*	21,698	247,791
EQT Corp.	27,133	512,543
Equitrans Midstream Corp.*	21,690	434,234
Matador Resources Co.*	11,030	171,296
Murphy Oil Corp.	17,330	405,349
Oasis Petroleum, Inc.*	28,504	157,627
PBF Energy, Inc., Class A	12,773	417,294
QEP Resources, Inc.*	25,233	142,062
Range Resources Corp.	22,079	211,296
SM Energy Co.	10,986	170,063
Southwestern Energy Co.*	61,998	211,413
World Fuel Services Corp.	7,166	153,424
WPX Energy, Inc.*	42,141	478,300

		4,074,881

Total Energy		5,905,040

Financials (15.0%)
Banks (6.8%)
Associated Banc-Corp.	17,660	349,491
BancorpSouth Bank	9,662	252,565
Bank of Hawaii Corp.	4,454	299,843
Bank OZK	12,885	294,164
Cathay General Bancorp	8,186	274,477
Chemical Financial Corp.	7,596	278,089
Commerce Bancshares, Inc.	10,586	596,733
Cullen/Frost Bankers, Inc.	6,828	600,454
East West Bancorp, Inc.	15,461	673,017
First Horizon National Corp.	34,550	454,678
FNB Corp.	34,564	340,110
Fulton Financial Corp.	18,775	290,637
Hancock Whitney Corp.	9,071	314,310
Home BancShares, Inc.	16,943	276,849
International Bancshares Corp.	5,854	201,378
MB Financial, Inc.	8,966	355,323
PacWest Bancorp	12,972	431,708
Pinnacle Financial Partners, Inc.	7,789	359,073
Prosperity Bancshares, Inc. (x)	7,084	441,333
Signature Bank	5,686	584,578
Sterling Bancorp	23,931	395,101
Synovus Financial Corp.	17,704	566,351
TCF Financial Corp.	17,789	346,708
Texas Capital Bancshares, Inc.*	5,336	272,616
Trustmark Corp.	7,139	202,962
UMB Financial Corp.	4,769	290,766
Umpqua Holdings Corp.	23,466	373,109
United Bankshares, Inc.	10,994	342,023
Valley National Bancorp	35,352	313,926
Webster Financial Corp.	9,816	483,831
Wintrust Financial Corp.	6,009	399,538

		11,655,741

Capital Markets (2.7%)
Eaton Vance Corp.	12,417	436,830
Evercore, Inc., Class A	4,308	308,281
FactSet Research Systems, Inc.	4,080	816,530
Federated Investors, Inc., Class B	10,156	269,642
Interactive Brokers Group, Inc., Class A	8,013	437,911
Janus Henderson Group plc	17,776	368,319
Legg Mason, Inc.	9,112	232,447
MarketAxess Holdings, Inc.	4,014	848,198
SEI Investments Co.	13,921	643,150
Stifel Financial Corp.	7,670	317,691

		4,678,999

Consumer Finance (0.3%)
Navient Corp.	24,473	215,607
SLM Corp.*	46,450	386,000

		601,607

Insurance (4.7%)
Alleghany Corp.	1,587	989,209
American Financial Group, Inc.	7,085	641,405
Aspen Insurance Holdings Ltd.	6,339	266,174
Brown & Brown, Inc.	24,989	688,697
CNO Financial Group, Inc.	17,559	261,278
First American Financial Corp.	11,223	500,995
Genworth Financial, Inc., Class A*	53,407	248,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Hanover Insurance Group, Inc. (The)	4,524	$528,267
Kemper Corp.	6,132	407,042
Mercury General Corp.	2,893	149,597
Old Republic International Corp.	30,345	624,197
Primerica, Inc.	4,347	424,745
Reinsurance Group of America, Inc.	6,715	941,644
RenaissanceRe Holdings Ltd.	4,311	576,381
WR Berkley Corp.	10,301	761,347

		8,009,855

Thrifts & Mortgage Finance (0.5%)
LendingTree, Inc. (x)*	810	177,851
New York Community Bancorp, Inc.	52,285	492,002
Washington Federal, Inc.	8,687	232,030

		901,883

Total Financials		25,848,085

Health Care (9.2%)
Biotechnology (0.8%)
Exelixis, Inc.*	31,892	627,316
Ligand Pharmaceuticals, Inc.*	2,273	308,446
United Therapeutics Corp.*	4,661	507,583

		1,443,345

Health Care Equipment & Supplies (4.3%)
Avanos Medical, Inc.*	5,049	226,145
Cantel Medical Corp.	3,872	288,270
Globus Medical, Inc., Class A*	8,081	349,746
Haemonetics Corp.*	5,513	551,576
Hill-Rom Holdings, Inc.	7,180	635,789
ICU Medical, Inc.*	1,773	407,134
Inogen, Inc.*	1,882	233,688
Integra LifeSciences Holdings Corp.*	7,531	339,648
LivaNova plc*	5,200	475,644
Masimo Corp.*	5,191	557,358
NuVasive, Inc.*	5,465	270,845
STERIS plc	9,030	964,855
Teleflex, Inc.	4,921	1,271,980
West Pharmaceutical Services, Inc.	7,893	773,751

		7,346,429

Health Care Providers & Services (1.8%)
Acadia Healthcare Co., Inc.*	9,400	241,674
Chemed Corp.	1,709	484,126
Encompass Health Corp.	10,559	651,490
HealthEquity, Inc.*	5,783	344,956
MEDNAX, Inc.*	9,509	313,797
Molina Healthcare, Inc.*	6,651	772,979
Patterson Cos., Inc.	8,797	172,949
Tenet Healthcare Corp.*	8,832	151,380

		3,133,351

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	18,618	179,478
Medidata Solutions, Inc.*	6,519	439,511

		618,989

Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc., Class A*	2,170	503,918
Bio-Techne Corp.	4,024	582,353
Charles River Laboratories International, Inc.*	5,136	581,293
PRA Health Sciences, Inc.*	6,241	573,922
Syneos Health, Inc.*	6,484	255,145

		2,496,631

Pharmaceuticals (0.5%)
Catalent, Inc.*	15,488	482,916
Mallinckrodt plc*	8,868	140,114
Prestige Consumer Healthcare, Inc.*	5,490	169,531

		792,561

Total Health Care		15,831,306

Industrials (14.1%)
Aerospace & Defense (1.0%)
Curtiss-Wright Corp.	4,658	475,675
Esterline Technologies Corp.*	2,842	345,161
Teledyne Technologies, Inc.*	3,857	798,669

		1,619,505

Airlines (0.3%)
JetBlue Airways Corp.*	32,510	522,111

Building Products (0.7%)
Lennox International, Inc.	3,879	848,958
Resideo Technologies, Inc.*	13,108	269,369

		1,118,327

Commercial Services & Supplies (1.3%)
Brink’s Co. (The)	5,405	349,433
Clean Harbors, Inc.*	5,431	268,020
Deluxe Corp.	4,917	189,010
Healthcare Services Group, Inc. (x)	7,869	316,176
Herman Miller, Inc.	6,315	191,029
HNI Corp.	4,663	165,210
MSA Safety, Inc.	3,748	353,324
Pitney Bowes, Inc.	20,012	118,271
Stericycle, Inc.*	9,058	332,338

		2,282,811

Construction & Engineering (1.1%)
AECOM*	16,669	441,729
Dycom Industries, Inc.*	3,332	180,061
EMCOR Group, Inc.	6,129	365,840
Granite Construction, Inc.	4,975	200,393
KBR, Inc.	15,001	227,715
MasTec, Inc. (x)*	6,772	274,672
Valmont Industries, Inc.	2,350	260,733

		1,951,143

Electrical Equipment (1.2%)
Acuity Brands, Inc.	4,281	492,101
EnerSys	4,508	349,866
Hubbell, Inc.	5,835	579,649
nVent Electric plc	17,403	390,871
Regal Beloit Corp.	4,602	322,370

		2,134,857

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	6,345	$637,799

Machinery (4.7%)
AGCO Corp.	7,019	390,748
Crane Co.	5,389	388,978
Donaldson Co., Inc.	13,635	591,623
Graco, Inc.	17,738	742,335
IDEX Corp.	8,185	1,033,438
ITT, Inc.	9,346	451,131
Kennametal, Inc.	8,757	291,433
Lincoln Electric Holdings, Inc.	6,878	542,330
Nordson Corp.	5,583	666,331
Oshkosh Corp.	7,657	469,451
Terex Corp.	6,905	190,371
Timken Co. (The)	7,357	274,563
Toro Co. (The)	11,223	627,141
Trinity Industries, Inc.	15,599	321,183
Wabtec Corp.	9,182	645,036
Woodward, Inc.	5,917	439,574

		8,065,666

Marine (0.2%)
Kirby Corp.*	5,729	385,905

Professional Services (1.0%)
ASGN, Inc.*	5,577	303,947
Dun & Bradstreet Corp. (The)	3,981	568,248
Insperity, Inc.	4,051	378,201
ManpowerGroup, Inc.	6,601	427,745

		1,678,141

Road & Rail (1.5%)
Avis Budget Group, Inc.*	6,902	155,157
Genesee & Wyoming, Inc., Class A*	6,230	461,144
Knight-Swift Transportation Holdings, Inc.	13,381	335,462
Landstar System, Inc.	4,401	421,044
Old Dominion Freight Line, Inc.	6,987	862,825
Ryder System, Inc.	5,649	271,999
Werner Enterprises, Inc.	4,688	138,483

		2,646,114

Trading Companies & Distributors (0.7%)
GATX Corp.	4,004	283,523
MSC Industrial Direct Co., Inc., Class A	4,856	373,524
NOW, Inc.*	11,536	134,279
Watsco, Inc.	3,427	476,833

		1,268,159

Total Industrials		24,310,538

Information Technology (14.0%)
Communications Equipment (1.3%)
ARRIS International plc*	17,424	532,652
Ciena Corp.*	15,202	515,500
InterDigital, Inc.	3,615	240,144
Lumentum Holdings, Inc.*	7,853	329,904
NetScout Systems, Inc.*	7,436	175,713
Plantronics, Inc.	3,494	115,651
ViaSat, Inc. (x)*	5,989	353,052

		2,262,616

Electronic Equipment, Instruments & Components (3.7%)
Arrow Electronics, Inc.*	9,303	641,442
Avnet, Inc.	11,864	428,290
Belden, Inc.	4,293	179,319
Cognex Corp.	18,364	710,136
Coherent, Inc.*	2,613	276,220
Jabil, Inc.	15,334	380,130
Littelfuse, Inc.	2,680	459,566
National Instruments Corp.	11,983	543,789
SYNNEX Corp.	4,427	357,879
Tech Data Corp.*	3,987	326,176
Trimble, Inc.*	26,774	881,132
Vishay Intertechnology, Inc.	14,077	253,527
Zebra Technologies Corp., Class A*	5,746	914,936

		6,352,542

IT Services (2.4%)
CACI International, Inc., Class A*	2,651	381,823
CoreLogic, Inc.*	8,578	286,677
Leidos Holdings, Inc.	15,961	841,464
LiveRamp Holdings, Inc. (x)*	7,528	290,807
MAXIMUS, Inc.	6,847	445,671
Perspecta, Inc.	15,086	259,781
Sabre Corp.	29,351	635,156
Science Applications International Corp.	4,526	288,306
WEX, Inc.*	4,610	645,676

		4,075,361

Semiconductors & Semiconductor Equipment (2.8%)
Cirrus Logic, Inc.*	6,383	211,788
Cree, Inc. (x)*	10,934	467,702
Cypress Semiconductor Corp.	38,599	490,979
First Solar, Inc.*	8,048	341,678
Integrated Device Technology, Inc.*	13,760	666,397
MKS Instruments, Inc.	5,747	371,314
Monolithic Power Systems, Inc.	4,168	484,530
Silicon Laboratories, Inc.*	4,603	362,762
Synaptics, Inc.*	3,678	136,858
Teradyne, Inc.	19,111	599,703
Universal Display Corp.	4,516	422,562
Versum Materials, Inc.	11,605	321,691

		4,877,964

Software (3.6%)
ACI Worldwide, Inc.*	12,355	341,863
Blackbaud, Inc.	5,185	326,137
CDK Global, Inc.	13,728	657,297
CommVault Systems, Inc.*	4,135	244,337
Fair Isaac Corp.*	3,092	578,204
j2 Global, Inc.	4,980	345,512
LogMeIn, Inc.	5,453	444,801
Manhattan Associates, Inc.*	6,948	294,387
PTC, Inc.*	11,390	944,231
Teradata Corp.*	12,590	482,952
Tyler Technologies, Inc.*	4,146	770,410
Ultimate Software Group, Inc. (The)*	3,345	819,090

		6,249,221

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	12,589	$290,554

Total Information Technology		24,108,258

Materials (6.1%)
Chemicals (2.4%)
Ashland Global Holdings, Inc.	6,652	472,026
Cabot Corp.	6,376	273,785
Chemours Co. (The)	18,247	514,930
Minerals Technologies, Inc.	3,755	192,782
NewMarket Corp.	947	390,249
Olin Corp.	17,779	357,536
PolyOne Corp.	8,504	243,214
RPM International, Inc.	14,160	832,325
Scotts Miracle-Gro Co. (The)	4,187	257,333
Sensient Technologies Corp.	4,490	250,767
Valvoline, Inc.	20,053	388,026

		4,172,973

Construction Materials (0.2%)
Eagle Materials, Inc.	5,008	305,638

Containers & Packaging (1.3%)
AptarGroup, Inc.	6,689	629,234
Bemis Co., Inc.	9,685	444,541
Greif, Inc., Class A	2,765	102,609
Owens-Illinois, Inc.*	16,908	291,494
Silgan Holdings, Inc.	8,243	194,700
Sonoco Products Co.	10,638	565,197

		2,227,775

Metals & Mining (1.9%)
Allegheny Technologies, Inc.*	13,405	291,827
Carpenter Technology Corp.	5,033	179,225
Commercial Metals Co.	12,539	200,875
Compass Minerals International, Inc.	3,547	147,875
Reliance Steel & Aluminum Co.	7,511	534,558
Royal Gold, Inc.	7,057	604,432
Steel Dynamics, Inc.	24,457	734,688
United States Steel Corp.	18,885	344,462
Worthington Industries, Inc.	4,287	149,359

		3,187,301

Paper & Forest Products (0.3%)
Domtar Corp.	6,697	235,265
Louisiana-Pacific Corp.	15,031	333,989

		569,254

Total Materials		10,462,941

Real Estate (8.9%)
Equity Real Estate Investment Trusts (REITs) (8.4%)
Alexander & Baldwin, Inc. (REIT)*	7,195	132,244
American Campus Communities, Inc. (REIT)	14,589	603,839
Camden Property Trust (REIT)	9,936	874,865
CoreCivic, Inc. (REIT)	12,656	225,657
CoreSite Realty Corp. (REIT)	3,917	341,680
Corporate Office Properties Trust (REIT)	11,604	244,032
Cousins Properties, Inc. (REIT)	44,838	354,220
CyrusOne, Inc. (REIT)	11,291	597,068
Douglas Emmett, Inc. (REIT)	17,202	587,104
EPR Properties (REIT)	7,914	506,734
First Industrial Realty Trust, Inc. (REIT)	13,462	388,513
GEO Group, Inc. (The) (REIT)	12,965	255,411
Healthcare Realty Trust, Inc. (REIT)	13,346	379,560
Highwoods Properties, Inc. (REIT)	11,029	426,712
Hospitality Properties Trust (REIT)	17,522	418,425
JBG SMITH Properties (REIT)	11,582	403,170
Kilroy Realty Corp. (REIT)	10,744	675,583
Lamar Advertising Co. (REIT), Class A	9,071	627,532
Liberty Property Trust (REIT)	15,762	660,113
Life Storage, Inc. (REIT)	4,977	462,811
Mack-Cali Realty Corp. (REIT)	9,604	188,142
Medical Properties Trust, Inc. (REIT)	38,909	625,657
National Retail Properties, Inc. (REIT)	16,951	822,293
Omega Healthcare Investors, Inc. (REIT)	21,382	751,577
Pebblebrook Hotel Trust (REIT)	13,643	386,233
PotlatchDeltic Corp. (REIT)	7,305	231,130
Rayonier, Inc. (REIT)	13,795	381,984
Sabra Health Care REIT, Inc. (REIT)	19,015	313,367
Senior Housing Properties Trust (REIT)	25,356	297,172
Tanger Factory Outlet Centers, Inc. (REIT)	10,008	202,362
Taubman Centers, Inc. (REIT)	6,494	295,412
Uniti Group, Inc. (REIT) (x)	19,083	297,122
Urban Edge Properties (REIT)	12,164	202,166
Weingarten Realty Investors (REIT)	12,719	315,558

		14,475,448

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	4,860	615,276
Realogy Holdings Corp. (x)	12,593	184,865

		800,141

Total Real Estate		15,275,589

Utilities (5.2%)
Electric Utilities (1.5%)
ALLETE, Inc.	5,474	417,228
Hawaiian Electric Industries, Inc.	11,590	424,426
IDACORP, Inc.	5,376	500,291
OGE Energy Corp.	21,286	834,198
PNM Resources, Inc.	8,482	348,525

		2,524,668

Gas Utilities (2.3%)
Atmos Energy Corp.	12,474	1,156,589
National Fuel Gas Co.	9,163	468,962
New Jersey Resources Corp.	9,426	430,486
ONE Gas, Inc.	5,592	445,123
Southwest Gas Holdings, Inc.	5,637	431,231
UGI Corp.	18,526	988,362

		3,920,753

Multi-Utilities (1.0%)
Black Hills Corp.	5,740	360,357
MDU Resources Group, Inc.	20,684	493,107

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
NorthWestern Corp.	5,368	$319,074
Vectren Corp.	8,863	637,959

		1,810,497

Water Utilities (0.4%)
Aqua America, Inc.	18,979	648,892

Total Utilities		8,904,810

Total Common Stocks (91.7%) (Cost $132,377,802)		157,866,639

SHORT-TERM INVESTMENTS:
Investment Company (2.0%)
JPMorgan Prime Money Market Fund, IM Shares	3,489,515	3,489,864

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $800,414, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $843,429. (xx)	$800,000	800,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $792,200, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $807,916. (xx)	792,074	792,074
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $800,129, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $816,209. (xx)	800,000	800,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $114,034, collateralized by various Common Stocks; total market value $126,926. (xx)	114,018	114,018

Total Repurchase Agreements		2,506,092

Total Short-Term Investments (3.5%) (Cost $5,996,614)		5,995,956

Total Investments in Securities (95.2%) (Cost $138,374,416)		163,862,595
Other Assets Less Liabilities (4.8%)		8,330,720

Net Assets (100%)		$172,193,315

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $4,203,489. This was collateralized by $1,799,370 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $2,506,092 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	2	3/2019	USD	332,440	(2,418)

					(2,418)

Short Contracts
S&P Midcap 400 E-Mini Index	(27)	3/2019	USD	(4,487,940)	(147,007)

					(147,007)

					(149,425)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$3,981,307	$—	$—	$3,981,307
Consumer Discretionary	18,550,269	—	—	18,550,269
Consumer Staples	4,688,496	—	—	4,688,496
Energy	5,905,040	—	—	5,905,040
Financials	25,848,085	—	—	25,848,085
Health Care	15,831,306	—	—	15,831,306
Industrials	24,310,538	—	—	24,310,538
Information Technology	24,108,258	—	—	24,108,258
Materials	10,462,941	—	—	10,462,941
Real Estate	15,275,589	—	—	15,275,589
Utilities	8,904,810	—	—	8,904,810
Short-Term Investments
Investment Company	3,489,864	—	—	3,489,864
Repurchase Agreements	—	2,506,092	—	2,506,092

Total Assets	$161,356,503	$2,506,092	$—	$163,862,595

Liabilities:
Futures	$(149,425)	$—	$—	$(149,425)

Total Liabilities	$(149,425)	$—	$—	$(149,425)

Total	$161,207,078	$2,506,092	$—	$163,713,170

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(149,425	)*

Total		$(149,425)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(3,341,630)	$(3,341,630)

Total	$(3,341,630)	$(3,341,630)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(272,171)	$(272,171)

Total	$(272,171)	$(272,171)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $18,018,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 23%)*	$38,892,074
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 20%)*	$44,147,976

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,135,044
Aggregate gross unrealized depreciation	(17,931,515)

Net unrealized appreciation	$25,203,529

Federal income tax cost of investments in securities and derivative instruments, if applicable	$138,509,641

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $135,868,324)	$161,356,503
Repurchase Agreements (Cost $2,506,092)	2,506,092
Cash	10,306,917
Cash held as collateral at broker for futures	792,100
Dividends, interest and other receivables	195,995
Receivable for securities sold	28,321
Due from Custodian	22,016
Receivable for Portfolio shares sold	2,471
Securities lending income receivable	2,328
Other assets	820

Total assets	175,213,563

LIABILITIES
Payable for return of collateral on securities loaned	2,506,092
Payable for securities purchased	194,595
Payable for Portfolio shares redeemed	90,467
Due to broker for futures variation margin	82,446
Investment management fees payable	52,136
Administrative fees payable	17,995
Accrued expenses	76,517

Total liabilities	3,020,248

NET ASSETS	$172,193,315

Net assets were comprised of:
Paid in capital	$148,599,255
Total distributable earnings (loss)	23,594,060

Net assets	$172,193,315

Class K
Net asset value, offering and redemption price per share, $172,193,315 / 26,085,923 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.60

(x)	Includes value of securities on loan of $4,203,489.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $1,471 foreign withholding tax)	$2,935,334
Interest	137,548
Securities lending (net)	51,495

Total income	3,124,377

EXPENSES
Investment management fees	880,144
Administrative fees	236,731
Custodian fees	57,000
Professional fees	55,617
Printing and mailing expenses	25,429
Trustees’ fees	4,762
Miscellaneous	6,625

Gross expenses	1,266,308
Less: Waiver from investment manager	(93,453)

Net expenses	1,172,855

NET INVESTMENT INCOME (LOSS)	1,951,522

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	15,463,028
Futures contracts	(3,341,630)

Net realized gain (loss)	12,121,398

Change in unrealized appreciation (depreciation) on:
Investments in securities	(35,824,836)
Futures contracts	(272,171)

Net change in unrealized appreciation (depreciation)	(36,097,007)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(23,975,609)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,024,087)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,951,522	$1,464,923
Net realized gain (loss)	12,121,398	18,567,929
Net change in unrealized appreciation (depreciation)	(36,097,007)	8,901,513

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,024,087)	28,934,365

Distributions to shareholders: (a)
Class K	(16,920,633)	(20,881,334)

Tax return of capital:
Class K	(87,105)	—

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 1,970,154 and 80,376 shares, respectively ]	13,634,130	666,950
Capital shares issued in reinvestment of dividends and distributions [ 2,379,958 and 2,555,625 shares, respectively ]	17,007,738	20,881,334
Capital shares repurchased [ (2,705,982) and (3,155,120) shares, respectively ]	(22,560,746)	(26,838,688)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,081,122	(5,290,404)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,950,703)	2,762,627
NET ASSETS:
Beginning of year	203,144,018	200,381,391

End of year (b)	$172,193,315	$203,144,018

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,670,697 for Class K; and dividends from net realized capital gains of $19,210,637 for Class K. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $16,729 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡	Year Ended December 31, 2014
Net asset value, beginning of year	$8.74	$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	— #
Net realized and unrealized gain (loss)	0.47	0.84

Total from investment operations	0.47	0.84

Less distributions:
Dividends from net investment income	—	— #
Distributions from net realized gains	—	(2.05)

Net asset value, end of year	$9.21	$8.74

Total return (b)	5.38%	8.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%	0.88%
Before waivers and reimbursements (a)(f)	0.83%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.02%	— %‡‡
Before waivers and reimbursements (a)(f)	0.02%	— %‡‡
Portfolio turnover rate^	35%	13%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.31	$8.03	$7.25	$8.73	$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.06	0.07	0.05	0.02
Net realized and unrealized gain (loss)	(1.04)	1.16	1.38	(0.33)	0.85

Total from investment operations	(0.96)	1.22	1.45	(0.28)	0.87

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.06)	(0.03)
Distributions from net realized gains	(0.66)	(0.86)	(0.59)	(1.14)	(2.05)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(0.75)	(0.94)	(0.67)	(1.20)	(2.08)

Net asset value, end of year	$6.60	$8.31	$8.03	$7.25	$8.73

Total return	(12.14)%	15.47%	20.02%	(3.08)%	8.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$172,193	$203,144	$200,381	$184,496	$249,728
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.63%	0.64%	0.66%
Before waivers and reimbursements (f)	0.65%	0.64%	0.65%	0.64%	0.66%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.00%	0.73%	0.96%	0.56%	0.24%
Before waivers and reimbursements (f)	0.95%	0.69%	0.94%	0.56%	0.24%
Portfolio turnover rate^	22%	16%	16%	35%	13%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	(11.83)%	3.84%	9.73%
Volatility Managed Index – Small Cap Core II	(12.11)	4.04	9.29
Russell 2000® Index	(11.01)	4.41	11.43

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (11.83)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Core II and the Russell 2000® Index, which returned (12.11)% and (11.01)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year were information technology, utilities, consumer staples, communication services and health care.

•	The top five stocks that provided the most positive impact to performance for the year were Sarepta Therapeutics Inc., Etsy Inc., GrubHub Inc., Avexis In.c and Integrated Device Technology, Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were industrials, energy, financials, consumer discretionary and materials.

•

The five stocks that provided the most negative impact to performance for the year were Dana Holding Corp., Mcdermott International Inc., Marriott Vacations Worldwide Corp., United Natural Foods Inc. and Clovis Oncology Inc.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio was de-equitized by as much as 10% for 3 days in 2018.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	16.4%
Health Care	14.1
Industrials	13.4
Information Technology	13.3
Consumer Discretionary	11.0
Real Estate	6.6
Repurchase Agreements	5.0
Utilities	3.5
Investment Company	3.4
Materials	3.4
Energy	3.2
Communication Services	3.0
Consumer Staples	2.6
Cash and Other	1.1

100.0%

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class K
Actual	$1,000.00	$821.70	$2.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*  Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.0%)
Diversified Telecommunication Services (0.5%)
ATN International, Inc.	4,282	$306,292
Cincinnati Bell, Inc.*	20,973	163,170
Cogent Communications Holdings, Inc.	18,697	845,291
Consolidated Communications Holdings, Inc. (x)	32,438	320,487
Frontier Communications Corp. (x)	40,673	96,802
Intelsat SA*	23,813	509,360
Iridium Communications, Inc.*	41,316	762,280
Ooma, Inc.*	6,436	89,332
ORBCOMM, Inc.*	29,884	246,842
pdvWireless, Inc.*	4,126	154,271
Vonage Holdings Corp.*	94,315	823,370
Windstream Holdings, Inc. (x)*	11,727	24,509

		4,342,006

Entertainment (0.5%)
AMC Entertainment Holdings, Inc., Class A (x)	23,246	285,461
Eros International plc*	14,666	121,581
Glu Mobile, Inc.*	47,490	383,244
IMAX Corp.*	25,257	475,084
Liberty Media Corp.-Liberty Braves, Class A*	4,811	119,986
Liberty Media Corp.-Liberty Braves, Class C*	15,273	380,145
LiveXLive Media, Inc. (x)*	7,769	38,457
Marcus Corp. (The)	7,882	311,339
Pandora Media, Inc.*	111,627	903,063
Reading International, Inc., Class A*	6,348	92,300
Rosetta Stone, Inc.*	7,877	129,183
World Wrestling Entertainment, Inc., Class A	18,371	1,372,681

		4,612,524

Interactive Media & Services (0.5%)
Care.com, Inc.*	10,038	193,834
Cargurus, Inc.*	21,469	724,149
Cars.com, Inc.*	30,804	662,286
Liberty TripAdvisor Holdings, Inc., Class A*	33,630	534,381
Meet Group, Inc. (The)*	30,186	139,761
QuinStreet, Inc.*	19,243	312,314
Travelzoo*	1,433	14,086
TrueCar, Inc.*	36,697	332,475
Yelp, Inc.*	35,135	1,229,374

		4,142,660

Media (1.3%)
Beasley Broadcast Group, Inc., Class A	1,534	5,752
Boston Omaha Corp., Class A (x)*	3,286	76,892
Cardlytics, Inc. (x)*	1,400	15,162
Central European Media Enterprises Ltd., Class A (x)*	38,687	107,550
Clear Channel Outdoor Holdings, Inc., Class A	17,796	92,361
Daily Journal Corp. (x)*	431	100,854
Emerald Expositions Events, Inc.	12,143	149,845
Entercom Communications Corp., Class A (x)	54,594	311,732
Entravision Communications Corp., Class A	19,419	56,509
EW Scripps Co. (The), Class A	20,532	322,968
Fluent, Inc.*	9,621	34,636
Gannett Co., Inc.	50,345	429,443
Gray Television, Inc.*	32,969	485,963
Hemisphere Media Group, Inc.*	6,245	75,814
Liberty Latin America Ltd., Class A*	18,976	274,773
Liberty Latin America Ltd., Class C*	49,297	718,257
Loral Space & Communications, Inc.*	5,678	211,505
MDC Partners, Inc., Class A*	18,979	49,535
Meredith Corp. (x)	17,274	897,212
MSG Networks, Inc., Class A*	26,529	625,023
National CineMedia, Inc.	30,471	197,452
New Media Investment Group, Inc.	24,715	285,953
New York Times Co. (The), Class A	59,013	1,315,400
Nexstar Media Group, Inc., Class A	19,568	1,538,828
Saga Communications, Inc., Class A	1,189	39,510
Scholastic Corp.	13,433	540,813
Sinclair Broadcast Group, Inc., Class A	30,639	807,031
TechTarget, Inc.*	8,748	106,813
TEGNA, Inc.	94,110	1,022,976
Tribune Publishing Co.*	9,707	110,077
WideOpenWest, Inc.*	13,239	94,394

		11,101,033

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	17,314	356,149
Gogo, Inc. (x)*	37,663	112,612
NII Holdings, Inc. (x)*	36,994	163,144
Shenandoah Telecommunications Co.	21,090	933,232
Spok Holdings, Inc.	5,657	75,012

		1,640,149

Total Communication Services		25,838,372

Consumer Discretionary (11.0%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	46,198	512,798
Cooper Tire & Rubber Co.	22,959	742,264
Cooper-Standard Holdings, Inc.*	7,951	493,916
Dana, Inc.	63,812	869,758
Dorman Products, Inc.*	11,825	1,064,486
Fox Factory Holding Corp.*	15,729	925,966
Gentherm, Inc.*	16,070	642,479
LCI Industries	11,011	735,535

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Modine Manufacturing Co.*	19,988	$216,070
Motorcar Parts of America, Inc. (x)*	6,152	102,369
Shiloh Industries, Inc.*	4,872	28,404
Standard Motor Products, Inc.	9,192	445,169
Stoneridge, Inc.*	11,842	291,905
Superior Industries International, Inc.	10,358	49,822
Tenneco, Inc., Class A	22,412	613,865
Tower International, Inc.	8,441	200,896

		7,935,702

Automobiles (0.0%)
Winnebago Industries, Inc.	13,783	333,686

Distributors (0.1%)
Core-Mark Holding Co., Inc.	20,009	465,209
Funko, Inc., Class A (x)*	7,653	100,637
Weyco Group, Inc.	1,811	52,827

		618,673

Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc.*	25,485	1,205,950
American Public Education, Inc.*	6,692	190,454
Career Education Corp.*	30,293	345,946
Carriage Services, Inc.	5,350	82,925
Chegg, Inc.*	46,725	1,327,925
Houghton Mifflin Harcourt Co.*	48,882	433,095
K12, Inc.*	15,804	391,781
Laureate Education, Inc., Class A*	39,336	599,481
Regis Corp.*	13,776	233,503
Sotheby’s*	15,691	623,560
Strategic Education, Inc.	9,047	1,026,111
Weight Watchers International, Inc.*	16,609	640,277

		7,101,008

Hotels, Restaurants & Leisure (2.7%)
BBX Capital Corp.	27,871	159,701
Belmond Ltd., Class A*	38,945	974,793
Biglari Holdings, Inc., Class A*	131	76,985
BJ’s Restaurants, Inc.	9,267	468,632
Bloomin’ Brands, Inc.	35,823	640,873
Bluegreen Vacations Corp. (x)	5,239	67,740
Bojangles’, Inc.*	8,608	138,417
Boyd Gaming Corp.	35,563	738,999
Brinker International, Inc. (x)	16,818	739,656
Carrols Restaurant Group, Inc.*	13,318	131,049
Century Casinos, Inc.*	8,413	62,172
Cheesecake Factory, Inc. (The) (x)	18,266	794,754
Churchill Downs, Inc.	5,008	1,221,652
Chuy’s Holdings, Inc.*	7,118	126,273
Cracker Barrel Old Country Store, Inc. (x)	8,533	1,364,085
Dave & Buster’s Entertainment, Inc.	17,453	777,706
Del Frisco’s Restaurant Group, Inc.*	10,969	78,428
Del Taco Restaurants, Inc.*	12,099	120,869
Denny’s Corp.*	28,235	457,689
Dine Brands Global, Inc.	8,018	539,932
Drive Shack, Inc.*	18,036	70,701
El Pollo Loco Holdings, Inc.*	9,739	147,741
Eldorado Resorts, Inc.*	28,331	1,025,866
Empire Resorts, Inc. (x)*	1,155	11,700
Fiesta Restaurant Group, Inc.*	10,253	159,024
Golden Entertainment, Inc. (x)*	8,775	140,575
Habit Restaurants, Inc. (The), Class A (x)*	6,477	68,009
International Speedway Corp., Class A	11,326	496,758
J Alexander’s Holdings, Inc.*	3,570	29,381
Jack in the Box, Inc.	12,165	944,369
Lindblad Expeditions Holdings, Inc.*	9,588	129,054
Marriott Vacations Worldwide Corp.	17,409	1,227,509
Monarch Casino & Resort, Inc.*	5,035	192,035
Nathan’s Famous, Inc.	840	55,818
Noodles & Co.*	3,700	25,863
OBH, Inc.*	396	44,978
Papa John’s International, Inc. (x)	9,397	374,095
Penn National Gaming, Inc.*	47,434	893,182
Planet Fitness, Inc., Class A*	38,153	2,045,764
PlayAGS, Inc.*	9,306	214,038
Potbelly Corp.*	6,636	53,420
RCI Hospitality Holdings, Inc.	2,822	63,015
Red Lion Hotels Corp.*	4,169	34,186
Red Robin Gourmet Burgers, Inc.*	6,566	175,444
Red Rock Resorts, Inc., Class A	30,534	620,146
Ruth’s Hospitality Group, Inc.	12,462	283,261
Scientific Games Corp., Class A (x)*	23,708	423,899
SeaWorld Entertainment, Inc.*	23,434	517,657
Shake Shack, Inc., Class A*	10,663	484,313
Speedway Motorsports, Inc.	5,765	93,797
Texas Roadhouse, Inc.	29,056	1,734,643
Town Sports International Holdings, Inc.*	4,251	27,206
Wingstop, Inc.	12,735	817,460

		23,305,312

Household Durables (1.4%)
Bassett Furniture Industries, Inc.	2,856	57,234
Beazer Homes USA, Inc.*	9,392	89,036
Cavco Industries, Inc.*	3,625	472,627
Century Communities, Inc.*	10,885	187,875
Ethan Allen Interiors, Inc.	10,560	185,750
Flexsteel Industries, Inc.	2,398	52,948
GoPro, Inc., Class A (x)*	49,194	208,583
Green Brick Partners, Inc.*	8,496	61,511
Hamilton Beach Brands Holding Co., Class A	1,908	44,762
Helen of Troy Ltd.*	11,720	1,537,430
Hooker Furniture Corp.	3,422	90,135
Hovnanian Enterprises, Inc., Class A*	33,843	23,145
Installed Building Products, Inc.*	9,273	312,407
iRobot Corp. (x)*	11,952	1,000,860
KB Home	37,928	724,425
La-Z-Boy, Inc.	20,612	571,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
LGI Homes, Inc. (x)*	7,994	$361,489
Lifetime Brands, Inc.	3,879	38,906
Lovesac Co. (The) (x)*	1,756	40,283
M.D.C. Holdings, Inc.	19,824	557,253
M/I Homes, Inc.*	11,127	233,890
Meritage Homes Corp.*	18,065	663,347
New Home Co., Inc. (The)*	3,541	18,519
Purple Innovation, Inc. (x)*	1,651	9,724
Roku, Inc. (x)*	18,803	576,124
Skyline Champion Corp.	11,983	176,030
Sonos, Inc. (x)*	10,056	98,750
Taylor Morrison Home Corp., Class A*	50,325	800,168
TopBuild Corp.*	16,219	729,855
TRI Pointe Group, Inc.*	66,241	724,014
Tupperware Brands Corp.	21,380	674,967
Turtle Beach Corp. (x)*	2,342	33,420
Universal Electronics, Inc.*	6,199	156,711
Vuzix Corp. (x)*	6,971	33,531
William Lyon Homes, Class A*	18,313	195,766
ZAGG, Inc.*	7,935	77,604

		11,820,238

Internet & Direct Marketing Retail (0.9%)
1-800-Flowers.com, Inc., Class A*	13,694	167,478
Duluth Holdings, Inc., Class B (x)*	5,070	127,916
Etsy, Inc.*	51,917	2,469,692
Gaia, Inc. (x)*	3,314	34,333
Groupon, Inc.*	192,842	617,094
Lands’ End, Inc. (x)*	8,222	116,835
Leaf Group Ltd.*	4,832	33,099
Liberty Expedia Holdings, Inc., Class A*	23,452	917,208
Liquidity Services, Inc.*	8,605	53,093
Nutrisystem, Inc.	14,041	616,119
Overstock.com, Inc. (x)*	13,643	185,272
PetMed Express, Inc.	8,798	204,641
Quotient Technology, Inc.*	33,738	360,322
Remark Holdings, Inc. (x)*	8,186	9,905
Shutterfly, Inc.*	14,573	586,709
Shutterstock, Inc.	8,724	314,151
Stamps.com, Inc.*	7,567	1,177,728

		7,991,595

Leisure Products (0.4%)
Acushnet Holdings Corp.	14,696	309,645
American Outdoor Brands Corp.*	22,853	293,890
Callaway Golf Co.	40,647	621,899
Clarus Corp.	6,257	63,321
Escalade, Inc.	3,412	39,067
Johnson Outdoors, Inc., Class A	2,441	143,384
Malibu Boats, Inc., Class A*	8,871	308,711
Marine Products Corp.	6,883	116,391
MasterCraft Boat Holdings, Inc.*	5,998	112,163
Nautilus, Inc.*	13,437	146,463
Sturm Ruger & Co., Inc.	7,538	401,172
Vista Outdoor, Inc.*	24,931	282,967
YETI Holdings, Inc.*	10,081	149,602

		2,988,675

Multiline Retail (0.3%)
Big Lots, Inc.	17,552	507,604
Dillard’s, Inc., Class A (x)	5,462	329,413
JC Penney Co., Inc. (x)*	134,361	139,735
Ollie’s Bargain Outlet Holdings, Inc.*	21,556	1,433,690

		2,410,442

Professional Services (0.0%)
Upwork, Inc.*	7,709	139,610

Specialty Retail (2.7%)
Aaron’s, Inc.	30,207	1,270,204
Abercrombie & Fitch Co., Class A	30,969	620,928
American Eagle Outfitters, Inc.	69,332	1,340,188
America’s Car-Mart, Inc.*	2,711	196,412
Asbury Automotive Group, Inc.*	8,757	583,742
Ascena Retail Group, Inc.*	79,297	199,035
At Home Group, Inc.*	18,871	352,133
Barnes & Noble Education, Inc.*	11,162	44,760
Barnes & Noble, Inc.	29,401	208,453
Bed Bath & Beyond, Inc.	58,156	658,326
Big 5 Sporting Goods Corp. (x)	6,670	17,275
Boot Barn Holdings, Inc.*	12,081	205,739
Buckle, Inc. (The) (x)	12,187	235,697
Caleres, Inc.	18,216	506,951
Camping World Holdings, Inc., Class A (x)	13,555	155,476
Carvana Co. (x)*	13,773	450,515
Cato Corp. (The), Class A	10,095	144,056
Chico’s FAS, Inc.	59,880	336,526
Children’s Place, Inc. (The)	6,824	614,774
Citi Trends, Inc.	3,743	76,320
Conn’s, Inc. (x)*	8,213	154,897
Container Store Group, Inc. (The)*	4,247	20,258
DSW, Inc., Class A	30,311	748,682
Express, Inc.*	30,737	157,066
Five Below, Inc.*	23,519	2,406,464
Francesca’s Holdings Corp. (x)*	10,485	10,179
GameStop Corp., Class A (x)	43,562	549,752
Genesco, Inc.*	8,417	372,873
GNC Holdings, Inc., Class A (x)*	24,522	58,117
Group 1 Automotive, Inc.	8,881	468,206
Guess?, Inc.	26,415	548,640
Haverty Furniture Cos., Inc.	6,638	124,662
Hibbett Sports, Inc. (x)*	5,960	85,228
Hudson Ltd., Class A*	16,991	291,396
J. Jill, Inc.*	5,239	27,924
Kirkland’s, Inc.*	4,557	43,428
Lithia Motors, Inc., Class A	10,042	766,506
Lumber Liquidators Holdings, Inc. (x)*	12,069	114,897
MarineMax, Inc.*	9,508	174,091
Monro, Inc.	13,594	934,587
Murphy USA, Inc.*	13,047	999,922
National Vision Holdings, Inc.*	26,929	758,590
Office Depot, Inc.	244,462	630,712
Party City Holdco, Inc.*	22,918	228,722
Pier 1 Imports, Inc.	22,864	6,992
Rent-A-Center, Inc. (x)*	19,163	310,249

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
RH (x)*	8,710	$1,043,632
RTW RetailWinds, Inc.*	8,484	24,010
Sally Beauty Holdings, Inc.*	52,089	888,117
Shoe Carnival, Inc. (x)	5,004	167,684
Signet Jewelers Ltd. (x)	23,189	736,715
Sleep Number Corp.*	13,991	443,934
Sonic Automotive, Inc., Class A	11,952	164,459
Sportsman’s Warehouse Holdings, Inc.*	11,669	51,110
Tailored Brands, Inc.	23,148	315,739
Tile Shop Holdings, Inc.	13,429	73,591
Tilly’s, Inc., Class A	6,686	72,610
Winmark Corp.	944	150,096
Zumiez, Inc.*	9,512	182,345

		23,524,592

Textiles, Apparel & Luxury Goods (0.8%)
Crocs, Inc.*	28,574	742,352
Culp, Inc.	3,159	59,705
Deckers Outdoor Corp.*	12,967	1,659,128
Fossil Group, Inc.*	20,008	314,726
G-III Apparel Group Ltd.*	19,673	548,680
Movado Group, Inc.	6,647	210,178
Oxford Industries, Inc.	7,452	529,390
Rocky Brands, Inc.	2,024	52,624
Steven Madden Ltd.	37,411	1,132,057
Superior Group of Cos., Inc.	2,487	43,896
Unifi, Inc.*	6,061	138,433
Vera Bradley, Inc.*	6,774	58,053
Wolverine World Wide, Inc.	39,899	1,272,379

		6,761,601

Total Consumer Discretionary		94,931,134

Consumer Staples (2.6%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	3,549	854,741
Castle Brands, Inc. (x)*	27,554	23,435
Celsius Holdings, Inc. (x)*	6,726	23,339
Coca-Cola Bottling Co. Consolidated	2,170	384,915
Craft Brew Alliance, Inc.*	3,770	53,949
MGP Ingredients, Inc. (x)	5,762	328,722
National Beverage Corp. (x)	4,813	345,429
Primo Water Corp.*	13,611	190,690

		2,205,220

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	12,869	384,654
BJ’s Wholesale Club Holdings, Inc. (x)*	31,177	690,882
Chefs’ Warehouse, Inc. (The)*	9,409	300,900
Ingles Markets, Inc., Class A	5,917	161,061
Natural Grocers by Vitamin Cottage, Inc.*	4,483	68,724
Performance Food Group Co.*	43,817	1,413,975
PriceSmart, Inc.	9,538	563,696
Rite Aid Corp. (x)*	458,486	324,746
Smart & Final Stores, Inc.*	11,902	56,415
SpartanNash Co.	15,239	261,806
United Natural Foods, Inc.*	22,901	242,522
Village Super Market, Inc., Class A	2,926	78,241
Weis Markets, Inc.	4,368	208,703

		4,756,325

Food Products (1.1%)
Alico, Inc.	765	22,568
B&G Foods, Inc. (x)	29,172	843,363
Calavo Growers, Inc. (x)	7,350	536,256
Cal-Maine Foods, Inc.	14,000	592,200
Darling Ingredients, Inc.*	72,855	1,401,730
Dean Foods Co.	38,371	146,194
Farmer Brothers Co.*	4,481	104,542
Fresh Del Monte Produce, Inc.	14,371	406,268
Freshpet, Inc.*	11,469	368,843
Hostess Brands, Inc.*	41,230	451,056
J&J Snack Foods Corp.	6,543	946,052
John B Sanfilippo & Son, Inc.	3,349	186,405
Lancaster Colony Corp.	8,337	1,474,482
Landec Corp.*	9,095	107,685
Limoneira Co.	5,366	104,905
Sanderson Farms, Inc.	9,069	900,461
Seneca Foods Corp., Class A*	2,264	63,890
Simply Good Foods Co. (The)*	25,749	486,656
Tootsie Roll Industries, Inc. (x)	6,711	224,147

		9,367,703

Household Products (0.2%)
Central Garden & Pet Co.*	4,871	167,806
Central Garden & Pet Co., Class A*	18,918	591,187
Oil-Dri Corp. of America	1,926	51,039
WD-40 Co.	5,781	1,059,426

		1,869,458

Personal Products (0.3%)
Edgewell Personal Care Co.*	23,369	872,832
elf Beauty, Inc. (x)*	10,967	94,974
Inter Parfums, Inc.	7,501	491,841
Medifast, Inc.	5,000	625,100
Natural Health Trends Corp. (x)	2,350	43,452
Nature’s Sunshine Products, Inc.*	3,575	29,136
Revlon, Inc., Class A (x)*	4,457	112,272
USANA Health Sciences, Inc.*	5,199	612,078

		2,881,685

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	50,679	126,191
Pyxus International, Inc. (x)*	2,474	29,341
Turning Point Brands, Inc.	3,490	94,998
Universal Corp.	11,458	620,451
Vector Group Ltd. (x)	45,562	443,318

		1,314,299

Total Consumer Staples		22,394,690

Energy (3.2%)
Energy Equipment & Services (1.1%)
Archrock, Inc.	55,192	413,388
Basic Energy Services, Inc.*	5,553	21,324
Bristow Group, Inc. (x)*	16,222	39,419
C&J Energy Services, Inc.*	27,539	371,777

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cactus, Inc., Class A*	16,041	$439,684
CARBO Ceramics, Inc. (x)*	10,960	38,141
Covia Holdings Corp.*	19,691	67,343
Dawson Geophysical Co.*	6,137	20,743
Diamond Offshore Drilling, Inc. (x)*	29,121	274,902
Dril-Quip, Inc.*	15,936	478,558
Era Group, Inc.*	6,399	55,927
Exterran Corp.*	14,229	251,853
Forum Energy Technologies, Inc.*	35,712	147,491
Frank’s International NV*	31,483	164,341
FTS International, Inc.*	15,667	111,392
Helix Energy Solutions Group, Inc.*	61,270	331,471
Independence Contract Drilling, Inc.*	14,665	45,755
ION Geophysical Corp.*	3,184	16,493
Keane Group, Inc.*	21,075	172,394
Key Energy Services, Inc. (x)*	4,516	9,348
KLX Energy Services Holdings, Inc.*	8,566	200,873
Liberty Oilfield Services, Inc., Class A (x)	18,109	234,512
Mammoth Energy Services, Inc.	7,231	130,013
Matrix Service Co.*	11,645	208,911
McDermott International, Inc.*	76,248	498,662
Natural Gas Services Group, Inc.*	3,579	58,839
NCS Multistage Holdings, Inc.*	4,683	23,837
Newpark Resources, Inc.*	35,825	246,118
Nine Energy Service, Inc.*	6,612	149,035
Noble Corp. plc*	109,566	287,063
Oceaneering International, Inc.*	42,335	512,254
Oil States International, Inc.*	26,394	376,906
PHI, Inc. (Non-Voting) (x)*	5,669	10,488
Pioneer Energy Services Corp.*	35,373	43,509
Profire Energy, Inc.*	7,029	10,192
ProPetro Holding Corp.*	30,717	378,433
Quintana Energy Services, Inc.*	1,777	6,148
RigNet, Inc.*	4,696	59,357
Rowan Cos. plc, Class A*	54,762	459,453
SEACOR Holdings, Inc.*	7,846	290,302
SEACOR Marine Holdings, Inc.*	7,174	84,366
Select Energy Services, Inc., Class A (x)*	22,373	141,397
Smart Sand, Inc. (x)*	6,912	15,345
Solaris Oilfield Infrastructure, Inc., Class A	12,381	149,686
Superior Energy Services, Inc.*	65,485	219,375
TETRA Technologies, Inc.*	47,790	80,287
Tidewater, Inc.*	12,020	229,943
Unit Corp.*	23,601	337,022
US Silica Holdings, Inc. (x)	33,808	344,165

		9,258,235

Oil, Gas & Consumable Fuels (2.1%)
Abraxas Petroleum Corp.*	66,988	73,017
Adams Resources & Energy, Inc.	640	24,774
Alta Mesa Resources, Inc., Class A (x)*	89,603	89,603
Approach Resources, Inc. (x)*	13,662	11,913
Arch Coal, Inc., Class A	8,269	686,244
Ardmore Shipping Corp.*	9,777	45,659
Berry Petroleum Corp.	8,209	71,829
Bonanza Creek Energy, Inc.*	8,486	175,406
California Resources Corp.*	19,625	334,410
Callon Petroleum Co.*	94,621	614,090
Carrizo Oil & Gas, Inc.*	36,197	408,664
Clean Energy Fuels Corp.*	69,269	119,143
Cloud Peak Energy, Inc. (x)*	23,871	8,744
CONSOL Energy, Inc.*	12,188	386,481
CVR Energy, Inc.	7,505	258,772
Delek US Holdings, Inc.	35,960	1,169,060
Denbury Resources, Inc.*	196,214	335,526
DHT Holdings, Inc.	44,393	174,021
Dorian LPG Ltd.*	13,214	77,038
Earthstone Energy, Inc., Class A*	5,347	24,168
Eclipse Resources Corp.*	33,448	35,120
Energy Fuels, Inc.*	26,768	76,289
EP Energy Corp., Class A (x)*	34,342	24,039
Evolution Petroleum Corp.	8,139	55,508
Frontline Ltd. (x)*	32,941	182,164
GasLog Ltd.	18,374	302,436
Golar LNG Ltd.	41,395	900,755
Goodrich Petroleum Corp.*	2,482	33,507
Green Plains, Inc.	18,817	246,691
Gulfport Energy Corp.*	75,666	495,612
Halcon Resources Corp. (x)*	96,088	163,350
Hallador Energy Co.	4,723	23,946
HighPoint Resources Corp.*	49,453	123,138
International Seaways, Inc.*	10,234	172,341
Isramco, Inc.*	406	48,111
Jagged Peak Energy, Inc. (x)*	24,989	227,900
Laredo Petroleum, Inc.*	68,578	248,252
Lilis Energy, Inc. (x)*	13,385	18,337
Matador Resources Co.*	44,959	698,213
Midstates Petroleum Co., Inc.*	4,754	35,702
NACCO Industries, Inc., Class A	1,149	38,951
NextDecade Corp. (x)*	2,765	14,931
Nordic American Tankers Ltd.	71,160	142,320
Northern Oil and Gas, Inc. (x)*	84,501	190,972
Oasis Petroleum, Inc.*	113,739	628,977
Overseas Shipholding Group, Inc., Class A*	21,517	35,718
Panhandle Oil and Gas, Inc., Class A	6,878	106,609
Par Pacific Holdings, Inc.*	12,098	171,550
PDC Energy, Inc.*	29,262	870,837
Peabody Energy Corp.	33,977	1,035,619
Penn Virginia Corp.*	5,536	299,276
Renewable Energy Group, Inc.*	16,057	412,665
Resolute Energy Corp.*	9,692	280,874
REX American Resources Corp.*	2,467	168,027
Ring Energy, Inc.*	33,200	168,656
Sanchez Energy Corp. (x)*	18,917	5,108
SandRidge Energy, Inc.*	13,167	100,201
Scorpio Tankers, Inc.	197,021	346,757
SemGroup Corp., Class A	34,330	473,067
Ship Finance International Ltd.	37,256	392,306
SilverBow Resources, Inc.*	2,256	53,332
Southwestern Energy Co.*	254,243	866,969
SRC Energy, Inc.*	103,475	486,332
Talos Energy, Inc.*	9,102	148,545
Teekay Corp.	39,756	132,785

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Teekay Tankers Ltd., Class A	73,855	$68,537
Tellurian, Inc. (x)*	33,580	233,381
Ultra Petroleum Corp.*	71,201	54,120
Uranium Energy Corp. (x)*	56,509	70,636
W&T Offshore, Inc.*	38,555	158,847
WildHorse Resource Development Corp.*	14,305	201,844
World Fuel Services Corp.	28,936	619,520
Zion Oil & Gas, Inc. (x)*	15,853	6,617

		18,184,859

Total Energy		27,443,094

Financials (16.4%)
Banks (8.7%)
1st Constitution Bancorp	2,269	45,221
1st Source Corp.	7,469	301,300
Access National Corp.	6,646	141,759
ACNB Corp.	2,508	98,439
Allegiance Bancshares, Inc.*	5,390	174,474
Amalgamated Bank, Class A	5,496	107,172
American National Bankshares, Inc.	3,470	101,706
Ameris Bancorp	18,191	576,109
Ames National Corp.	3,008	76,463
Arrow Financial Corp.	4,947	158,403
Atlantic Capital Bancshares, Inc.*	10,440	170,903
Auburn National Bancorporation, Inc. (x)	795	25,170
Banc of California, Inc.	21,224	282,491
BancFirst Corp.	7,262	362,374
Bancorp, Inc. (The)*	19,741	157,138
BancorpSouth Bank	41,479	1,084,261
Bank of Commerce Holdings	5,032	55,151
Bank of Marin Bancorp	5,230	215,685
Bank of NT Butterfield & Son Ltd. (The)	23,879	748,607
Bank of Princeton (The)	1,905	53,150
Bankwell Financial Group, Inc.	2,155	61,870
Banner Corp.	13,538	724,012
Bar Harbor Bankshares	6,485	145,459
Baycom Corp.*	3,916	90,420
BCB Bancorp, Inc.	4,463	46,728
Berkshire Hills Bancorp, Inc.	18,233	491,744
Blue Hills Bancorp, Inc.	9,213	196,605
Boston Private Financial Holdings, Inc.	38,213	403,911
Bridge Bancorp, Inc.	7,247	184,726
Brookline Bancorp, Inc.	36,438	503,573
Bryn Mawr Bank Corp.	9,153	314,863
Business First Bancshares, Inc.	3,853	93,358
Byline Bancorp, Inc.*	7,461	124,300
C&F Financial Corp.	1,106	58,850
Cadence Bancorp	33,395	560,368
Cambridge Bancorp	1,553	129,287
Camden National Corp.	6,892	247,905
Capital Bancorp, Inc.*	3,088	35,234
Capital City Bank Group, Inc.	5,181	120,251
Capstar Financial Holdings, Inc.	3,394	49,994
Carolina Financial Corp.	8,943	264,623
Cathay General Bancorp	35,281	1,182,972
CB Financial Services, Inc. (x)	1,469	36,402
CBTX, Inc.	7,396	217,442
CenterState Bank Corp.	40,637	855,003
Central Pacific Financial Corp.	11,835	288,182
Central Valley Community Bancorp	4,209	79,424
Century Bancorp, Inc., Class A	1,442	97,667
Chemical Financial Corp.	31,760	1,162,734
Chemung Financial Corp.	1,037	42,839
Citizens & Northern Corp.	4,642	122,688
City Holding Co.	6,826	461,369
Civista Bancshares, Inc.	5,078	88,459
CNB Financial Corp.	5,950	136,553
Coastal Financial Corp.*	2,550	38,837
Codorus Valley Bancorp, Inc.	2,976	63,240
Columbia Banking System, Inc.	30,500	1,106,845
Community Bank System, Inc.	21,892	1,276,304
Community Bankers Trust Corp.*	6,959	50,244
Community Financial Corp. (The)	1,411	41,258
Community Trust Bancorp, Inc.	7,124	282,182
ConnectOne Bancorp, Inc.	12,890	238,078
County Bancorp, Inc.	1,488	25,847
Customers Bancorp, Inc.*	12,903	234,835
CVB Financial Corp.	49,169	994,689
Eagle Bancorp, Inc.*	13,678	666,255
Enterprise Bancorp, Inc.	3,585	115,294
Enterprise Financial Services Corp.	9,938	373,967
Equity Bancshares, Inc., Class A*	5,768	203,322
Esquire Financial Holdings, Inc.*	2,300	49,910
Evans Bancorp, Inc.	1,733	56,340
Farmers & Merchants Bancorp, Inc.	2,964	114,084
Farmers National Banc Corp.	9,981	127,158
FB Financial Corp.	7,107	248,887
FCB Financial Holdings, Inc., Class A*	5,100	171,258
Fidelity D&D Bancorp, Inc. (x)	1,130	72,523
Fidelity Southern Corp.	9,698	252,342
Financial Institutions, Inc.	7,082	182,007
First Bancorp (Nasdaq Stock Exchange)	12,681	414,162
First Bancorp (Quotrix Stock Exchange)	88,044	757,178
First Bancorp, Inc.	4,983	131,053
First Bancshares, Inc. (The)	6,010	181,803
First Bank	5,377	65,169
First Busey Corp.	18,667	458,088
First Business Financial Services, Inc.	2,940	57,359
First Choice Bancorp (x)	3,210	72,546
First Commonwealth Financial Corp.	41,768	504,557
First Community Bankshares, Inc.	6,117	192,563
First Community Corp.	2,294	44,572
First Financial Bancorp	39,661	940,759
First Financial Bankshares, Inc. (x)	27,657	1,595,532
First Financial Corp.	4,896	196,574
First Financial Northwest, Inc.	2,994	46,317
First Foundation, Inc.*	14,670	188,656
First Guaranty Bancshares, Inc. (x)	1,381	32,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
First Internet Bancorp	5,054	$103,304
First Interstate BancSystem, Inc., Class A	14,734	538,675
First Merchants Corp.	21,318	730,568
First Mid-Illinois Bancshares, Inc.	5,149	164,356
First Midwest Bancorp, Inc.	43,798	867,638
First Northwest Bancorp	2,983	44,238
First of Long Island Corp. (The)	9,514	189,804
First Savings Financial Group, Inc. (x)	746	38,747
First United Corp.	2,169	34,531
Flushing Financial Corp.	12,243	263,592
Franklin Financial Network, Inc.*	5,235	138,047
Fulton Financial Corp.	75,729	1,172,285
FVCBankcorp, Inc. (x)*	1,360	23,950
German American Bancorp, Inc.	10,333	286,947
Glacier Bancorp, Inc.	35,106	1,390,900
Great Southern Bancorp, Inc.	4,347	200,092
Great Western Bancorp, Inc.	25,367	792,719
Green Bancorp, Inc.	11,614	199,064
Guaranty Bancorp	10,137	210,343
Guaranty Bancshares, Inc. (x)	3,453	102,969
Hancock Whitney Corp.	37,074	1,284,614
Hanmi Financial Corp.	14,289	281,493
HarborOne Bancorp, Inc.*	7,205	114,487
Heartland Financial USA, Inc.	12,790	562,121
Heritage Commerce Corp.	16,883	191,453
Heritage Financial Corp.	15,824	470,289
Hilltop Holdings, Inc.	33,110	590,351
Home BancShares, Inc.	70,383	1,150,058
HomeTrust Bancshares, Inc.	7,115	186,271
Hope Bancorp, Inc.	52,411	621,594
Horizon Bancorp, Inc.	16,628	262,390
Howard Bancorp, Inc.*	5,280	75,504
IBERIABANK Corp.	23,945	1,539,185
Independent Bank Corp./MA	11,842	832,611
Independent Bank Corp./MI	10,173	213,836
Independent Bank Group, Inc.	9,119	417,377
International Bancshares Corp.	24,985	859,484
Investar Holding Corp.	2,974	73,755
Investors Bancorp, Inc.	109,288	1,136,595
Lakeland Bancorp, Inc.	19,815	293,460
Lakeland Financial Corp.	11,076	444,812
LCNB Corp.	2,853	43,223
LegacyTexas Financial Group, Inc.	20,277	650,689
Level One Bancorp, Inc. (x)	2,332	52,307
Live Oak Bancshares, Inc.	13,284	196,736
Macatawa Bank Corp.	11,022	106,032
MB Financial, Inc.	36,516	1,447,129
MBT Financial Corp.	6,263	58,246
Mercantile Bank Corp.	6,998	197,764
Metropolitan Bank Holding Corp.*	2,649	81,722
Mid Penn Bancorp, Inc. (x)	1,809	41,643
Middlefield Banc Corp.	916	38,866
Midland States Bancorp, Inc.	9,596	214,375
MidSouth Bancorp, Inc.	4,747	50,318
MidWestOne Financial Group, Inc.	4,947	122,834
MutualFirst Financial, Inc.	2,083	55,345
MVB Financial Corp.	3,228	58,233
National Bank Holdings Corp., Class A	12,963	400,168
National Bankshares, Inc.	2,356	85,829
National Commerce Corp.*	7,782	280,152
NBT Bancorp, Inc.	18,158	628,085
Nicolet Bankshares, Inc.*	3,409	166,359
Northeast Bancorp	2,300	38,479
Northrim BanCorp, Inc.	2,495	82,011
Norwood Financial Corp.	1,889	62,337
Oak Valley Bancorp (x)	2,279	41,706
OFG Bancorp	18,532	305,037
Ohio Valley Banc Corp. (x)	1,343	47,529
Old Line Bancshares, Inc.	6,487	170,738
Old National Bancorp	64,039	986,201
Old Second Bancorp, Inc.	12,579	163,527
Opus Bank	10,668	208,986
Origin Bancorp, Inc.	8,987	306,277
Orrstown Financial Services, Inc.	2,323	42,302
Pacific City Financial Corp.	4,605	72,068
Pacific Mercantile Bancorp*	5,365	38,360
Pacific Premier Bancorp, Inc.*	19,286	492,179
Park National Corp.	6,380	541,981
Parke Bancorp, Inc.	2,219	41,529
Peapack Gladstone Financial Corp.	8,374	210,857
Penns Woods Bancorp, Inc.	1,422	57,221
Peoples Bancorp of North Carolina, Inc.	1,522	37,228
Peoples Bancorp, Inc.	6,969	209,767
Peoples Financial Services Corp.	2,340	103,100
People’s Utah Bancorp	6,496	195,854
Preferred Bank	5,309	230,145
Premier Financial Bancorp, Inc.	4,155	61,951
QCR Holdings, Inc.	5,231	167,863
RBB Bancorp	6,075	106,738
Reliant Bancorp, Inc. (x)	3,683	84,856
Renasant Corp.	21,970	663,055
Republic Bancorp, Inc., Class A	4,420	171,142
Republic First Bancorp, Inc.*	19,154	114,349
S&T Bancorp, Inc.	15,184	574,563
Sandy Spring Bancorp, Inc.	15,001	470,131
SB One Bancorp	2,293	46,869
Seacoast Banking Corp. of Florida*	18,853	490,555
Select Bancorp, Inc.*	6,141	76,026
ServisFirst Bancshares, Inc.	21,724	692,344
Shore Bancshares, Inc.	4,187	60,879
Sierra Bancorp	5,986	143,844
Simmons First National Corp., Class A	37,925	915,130
SmartFinancial, Inc.*	4,343	79,347
South State Corp.	15,830	949,009
Southern First Bancshares, Inc.*	2,627	84,248
Southern National Bancorp of Virginia, Inc.	8,041	106,302
Southside Bancshares, Inc.	13,339	423,513
Spirit of Texas Bancshares, Inc. (x)*	4,326	98,546
State Bank Financial Corp.	16,981	366,620
Stock Yards Bancorp, Inc.	9,886	324,261
Summit Financial Group, Inc.	4,127	79,692
Tompkins Financial Corp.	6,919	518,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Towne Bank	28,637	$685,856
TriCo Bancshares	12,275	414,772
TriState Capital Holdings, Inc.*	10,529	204,894
Triumph Bancorp, Inc.*	9,936	295,099
Trustmark Corp.	29,142	828,507
UMB Financial Corp.	20,224	1,233,057
Union Bankshares Corp.	29,029	819,489
Union Bankshares, Inc. (x)	1,272	60,738
United Bankshares, Inc.	43,313	1,347,467
United Community Banks, Inc.	33,251	713,566
United Security Bancshares	4,223	40,456
Unity Bancorp, Inc.	2,684	55,720
Univest Corp. of Pennsylvania	13,197	284,659
Valley National Bancorp	139,628	1,239,897
Veritex Holdings, Inc.*	8,473	181,153
Washington Trust Bancorp, Inc.	7,654	363,795
WesBanco, Inc.	22,809	836,862
West Bancorporation, Inc.	6,841	130,595
Westamerica Bancorp	12,007	668,550

		74,452,380

Capital Markets (1.2%)
Arlington Asset Investment Corp., Class A (x)	15,759	114,095
Artisan Partners Asset Management, Inc., Class A	20,530	453,918
Ashford, Inc.	338	17,542
Associated Capital Group, Inc., Class A (x)	1,909	67,254
B. Riley Financial, Inc.	9,221	130,938
Blucora, Inc.*	20,063	534,478
BrightSphere Investment Group plc	34,810	371,771
Cohen & Steers, Inc.	10,987	377,074
Cowen, Inc.*	13,111	174,901
Diamond Hill Investment Group, Inc.	1,388	207,437
Donnelley Financial Solutions, Inc.*	14,275	200,278
Federated Investors, Inc., Class B	41,728	1,107,878
Focus Financial Partners, Inc., Class A*	8,177	215,300
GAIN Capital Holdings, Inc. (x)	16,722	103,008
GAMCO Investors, Inc., Class A	3,974	67,121
Greenhill & Co., Inc. (x)	9,039	220,552
Hamilton Lane, Inc., Class A	6,899	255,263
Houlihan Lokey, Inc.	14,363	528,558
INTL. FCStone, Inc.*	6,382	233,454
Investment Technology Group, Inc.	13,581	410,689
Ladenburg Thalmann Financial Services, Inc.	43,472	101,290
Moelis & Co., Class A	18,694	642,700
Oppenheimer Holdings, Inc., Class A	5,200	132,860
Piper Jaffray Cos.	6,923	455,810
PJT Partners, Inc., Class A	8,567	332,057
Pzena Investment Management, Inc., Class A	9,732	84,182
Safeguard Scientifics, Inc.*	7,050	60,771
Siebert Financial Corp. (x)*	2,486	35,948
Silvercrest Asset Management Group, Inc., Class A	3,076	40,695
Stifel Financial Corp.	29,830	1,235,559
Value Line, Inc.	788	20,496
Virtus Investment Partners, Inc.	2,847	226,137
Waddell & Reed Financial, Inc., Class A (x)	35,014	633,053
Westwood Holdings Group, Inc.	4,404	149,736
WisdomTree Investments, Inc.	54,473	362,245

		10,305,048

Consumer Finance (0.6%)
Curo Group Holdings Corp.*	10,422	98,905
Elevate Credit, Inc. (x)*	9,198	41,207
Encore Capital Group, Inc. (x)*	11,798	277,253
Enova International, Inc.*	14,448	281,158
EZCORP, Inc., Class A*	20,496	158,434
FirstCash, Inc.	19,213	1,390,061
Green Dot Corp., Class A*	20,404	1,622,526
LendingClub Corp.*	142,297	374,241
Nelnet, Inc., Class A	8,174	427,827
PRA Group, Inc.*	20,708	504,654
Regional Management Corp.*	4,520	108,706
World Acceptance Corp.*	2,623	268,228

		5,553,200

Diversified Financial Services (0.2%)
Banco Latinoamericano de Comercio Exterior SA, Class E	12,646	218,776
Cannae Holdings, Inc.*	28,722	491,721
FGL Holdings*	64,864	431,994
Marlin Business Services Corp.	3,440	76,815
On Deck Capital, Inc.*	22,301	131,576

		1,350,882

Insurance (2.6%)
Ambac Financial Group, Inc.*	21,265	366,609
American Equity Investment Life Holding Co.	39,735	1,110,196
AMERISAFE, Inc.	8,549	484,643
Argo Group International Holdings Ltd.	14,077	946,678
Citizens, Inc. (x)*	21,717	163,312
CNO Financial Group, Inc.	73,702	1,096,686
Crawford & Co., Class B	8,289	74,601
Donegal Group, Inc., Class A	4,519	61,662
eHealth, Inc.*	8,114	311,740
EMC Insurance Group, Inc.	4,601	146,542
Employers Holdings, Inc.	13,914	583,971
Enstar Group Ltd.*	5,407	906,051
FBL Financial Group, Inc., Class A	4,822	316,564
FedNat Holding Co.	5,275	105,078
Genworth Financial, Inc., Class A*	223,853	1,043,155
Global Indemnity Ltd.	3,769	136,551
Goosehead Insurance, Inc., Class A (x)*	5,148	135,341
Greenlight Capital Re Ltd., Class A (x)*	14,116	121,680
Hallmark Financial Services, Inc.*	8,366	89,432
HCI Group, Inc. (x)	3,735	189,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Insurance Innovations, Inc., Class A (x)*	5,495	$146,881
Heritage Insurance Holdings, Inc.	10,987	161,729
Horace Mann Educators Corp.	17,459	653,840
Independence Holding Co.	2,122	74,694
Investors Title Co.	647	114,312
James River Group Holdings Ltd.	10,611	387,726
Kemper Corp.	22,223	1,475,163
Kingstone Cos., Inc.	3,224	57,033
Kinsale Capital Group, Inc.	8,367	464,870
Maiden Holdings Ltd.	30,641	50,558
MBIA, Inc.*	38,955	347,479
National General Holdings Corp.	28,252	683,981
National Western Life Group, Inc., Class A	1,046	314,532
Navigators Group, Inc. (The)	8,781	610,192
NI Holdings, Inc.*	5,530	86,987
Primerica, Inc.	18,088	1,767,378
ProAssurance Corp.	21,981	891,549
Protective Insurance Corp., Class B	4,826	80,353
RLI Corp.	16,946	1,169,104
Safety Insurance Group, Inc.	6,339	518,594
Selective Insurance Group, Inc.	23,949	1,459,452
State Auto Financial Corp.	7,012	238,688
Stewart Information Services Corp.	10,658	441,241
Third Point Reinsurance Ltd.*	34,074	328,473
Tiptree, Inc.	8,438	47,168
Trupanion, Inc. (x)*	9,976	253,989
United Fire Group, Inc.	9,898	548,844
United Insurance Holdings Corp.	8,970	149,081
Universal Insurance Holdings, Inc.	13,680	518,746

		22,432,904

Mortgage Real Estate Investment Trusts (REITs) (1.0%)
AG Mortgage Investment Trust, Inc. (REIT)	11,474	182,781
Anworth Mortgage Asset Corp. (REIT)	41,715	168,528
Apollo Commercial Real Estate Finance, Inc. (REIT)	53,354	888,878
Arbor Realty Trust, Inc. (REIT)	25,371	255,486
Ares Commercial Real Estate Corp. (REIT)	11,144	145,318
ARMOUR Residential REIT, Inc. (REIT)	18,076	370,558
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	47,748	1,521,251
Capstead Mortgage Corp. (REIT)	43,004	286,837
Cherry Hill Mortgage Investment Corp. (REIT)	8,383	147,038
Colony Credit Real Estate, Inc. (REIT)	36,361	574,140
Dynex Capital, Inc. (REIT)	24,203	138,441
Exantas Capital Corp. (REIT)	13,936	139,639
Granite Point Mortgage Trust, Inc. (REIT)	18,457	332,780
Great Ajax Corp. (REIT)	6,878	82,880
Invesco Mortgage Capital, Inc. (REIT)	50,557	732,065
KKR Real Estate Finance Trust, Inc. (REIT)	9,315	178,382
Ladder Capital Corp. (REIT)	39,468	610,570
New York Mortgage Trust, Inc. (REIT)	62,591	368,661
Orchid Island Capital, Inc. (REIT) (x)	24,734	158,050
PennyMac Mortgage Investment Trust (REIT)‡	28,206	525,196
Ready Capital Corp. (REIT)	9,119	126,116
Redwood Trust, Inc. (REIT)	36,461	549,467
TPG RE Finance Trust, Inc. (REIT)	14,671	268,186
Western Asset Mortgage Capital Corp. (REIT)	19,725	164,506

		8,915,754

Thrifts & Mortgage Finance (2.1%)
Axos Financial, Inc.*	26,590	669,536
Bank7 Corp.*	1,356	18,103
BankFinancial Corp.	6,346	94,873
Beneficial Bancorp, Inc.	33,038	472,113
Bridgewater Bancshares, Inc.*	13,002	137,171
BSB Bancorp, Inc.*	4,253	119,339
Capitol Federal Financial, Inc.	60,587	773,696
Columbia Financial, Inc.*	21,477	328,383
Dime Community Bancshares, Inc.	12,258	208,141
Entegra Financial Corp.*	2,067	42,890
ESSA Bancorp, Inc.	3,249	50,717
Essent Group Ltd.*	41,430	1,416,077
Federal Agricultural Mortgage Corp., Class C	3,973	240,128
First Defiance Financial Corp.	8,379	205,369
Flagstar Bancorp, Inc.*	12,803	337,999
FS Bancorp, Inc.	1,400	60,032
Greene County Bancorp, Inc.	1,275	39,678
Hingham Institution for Savings	618	122,203
Home Bancorp, Inc.	3,034	107,404
HomeStreet, Inc.*	10,584	224,698
Impac Mortgage Holdings, Inc. (x)*	4,154	15,702
Kearny Financial Corp.	44,200	566,644
LendingTree, Inc. (x)*	3,392	744,781
Luther Burbank Corp.	10,935	98,634
Malvern Bancorp, Inc.*	2,853	56,290
Merchants Bancorp	6,804	135,808
Meridian Bancorp, Inc.	22,644	324,262
Meta Financial Group, Inc.	12,132	235,239
MGIC Investment Corp.*	154,810	1,619,313
Mr Cooper Group, Inc.*	31,708	370,032
NMI Holdings, Inc., Class A*	27,378	488,697
Northfield Bancorp, Inc.	20,694	280,404
Northwest Bancshares, Inc.	41,655	705,636
OceanFirst Financial Corp.	19,321	434,916
Oconee Federal Financial Corp.	725	18,053
Ocwen Financial Corp.*	81,645	109,404
OP Bancorp (x)*	3,908	34,664
Oritani Financial Corp.	16,918	249,541
PCSB Financial Corp.	7,425	145,233
PDL Community Bancorp (x)*	3,200	40,768

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
PennyMac Financial Services, Inc‡.	5,008	$106,470
Provident Bancorp, Inc.*	1,481	32,108
Provident Financial Services, Inc.	27,615	666,350
Prudential Bancorp, Inc.	2,687	47,291
Radian Group, Inc.	95,977	1,570,184
Riverview Bancorp, Inc.	6,516	47,436
SI Financial Group, Inc.	5,960	75,871
Southern Missouri Bancorp, Inc.	2,742	92,954
Sterling Bancorp, Inc.	10,029	69,702
Territorial Bancorp, Inc.	3,531	91,735
Timberland Bancorp, Inc.	2,231	49,751
TrustCo Bank Corp.	42,511	291,625
United Community Financial Corp.	19,803	175,257
United Financial Bancorp, Inc.	26,693	392,387
Walker & Dunlop, Inc.	12,545	542,571
Washington Federal, Inc.	37,311	996,577
Waterstone Financial, Inc.	10,481	175,662
Western New England Bancorp, Inc.	10,828	108,713
WSFS Financial Corp.	13,081	495,901

		18,371,116

Total Financials		141,381,284

Health Care (14.1%)
Biotechnology (5.6%)
Abeona Therapeutics, Inc. (x)*	23,094	164,891
ACADIA Pharmaceuticals, Inc. (x)*	42,667	689,925
Acceleron Pharma, Inc.*	16,799	731,596
Achaogen, Inc. (x)*	14,236	17,510
Achillion Pharmaceuticals, Inc.*	58,235	92,594
Acorda Therapeutics, Inc.*	19,329	301,146
Adamas Pharmaceuticals, Inc. (x)*	8,315	71,010
ADMA Biologics, Inc. (x)*	5,704	13,633
Aduro Biotech, Inc.*	25,422	67,114
Adverum Biotechnologies, Inc.*	16,362	51,540
Aeglea BioTherapeutics, Inc.*	4,898	36,686
Agenus, Inc. (x)*	66,575	158,448
AgeX Therapeutics, Inc. (x)*	2,433	7,275
Aimmune Therapeutics, Inc.*	18,601	444,936
Akebia Therapeutics, Inc. (x)*	32,997	182,473
Albireo Pharma, Inc.*	3,641	89,314
Alder Biopharmaceuticals, Inc. (x)*	24,983	256,076
Aldeyra Therapeutics, Inc.*	6,630	55,029
Allakos, Inc. (x)*	4,454	232,811
Allena Pharmaceuticals, Inc.*	3,498	19,064
Allogene Therapeutics, Inc. (x)*	9,249	249,076
AMAG Pharmaceuticals, Inc.*	15,370	233,470
Amicus Therapeutics, Inc. (x)*	78,844	755,326
AnaptysBio, Inc.*	8,678	553,570
Apellis Pharmaceuticals, Inc.*	15,168	200,066
Aptinyx, Inc.*	7,192	118,956
Arbutus Biopharma Corp.*	10,619	40,671
Arcus Biosciences, Inc. (x)*	13,881	149,498
Ardelyx, Inc.*	10,293	18,424
Arena Pharmaceuticals, Inc.*	21,295	829,440
ArQule, Inc.*	49,204	136,295
Array BioPharma, Inc.*	88,843	1,266,013
Arrowhead Pharmaceuticals, Inc. (x)*	37,668	467,837
Arsanis, Inc. (x)*	1,272	2,951
Atara Biotherapeutics, Inc.*	18,042	626,779
Athenex, Inc. (x)*	18,868	239,435
Athersys, Inc. (x)*	35,436	51,028
Audentes Therapeutics, Inc.*	14,993	319,651
AVEO Pharmaceuticals, Inc. (x)*	30,574	48,918
Avid Bioservices, Inc.*	15,183	62,250
Avrobio, Inc.*	3,861	64,286
Bellicum Pharmaceuticals, Inc.*	15,288	44,641
BioCryst Pharmaceuticals, Inc. (x)*	46,631	376,312
Biohaven Pharmaceutical Holding Co. Ltd.*	11,315	418,429
BioSpecifics Technologies Corp.*	2,608	158,045
BioTime, Inc. (x)*	24,335	22,218
Blueprint Medicines Corp.*	17,919	966,013
Calithera Biosciences, Inc.*	14,559	58,382
Calyxt, Inc. (x)*	5,855	60,658
Cara Therapeutics, Inc. (x)*	14,281	185,653
CareDx, Inc.*	16,409	412,522
CASI Pharmaceuticals, Inc. (x)*	23,005	92,480
Catalyst Biosciences, Inc.*	3,579	28,238
Catalyst Pharmaceuticals, Inc. (x)*	29,066	55,807
Celcuity, Inc.*	1,755	42,102
Cellular Biomedicine Group, Inc. (x)*	5,002	88,335
ChemoCentryx, Inc.*	10,550	115,100
Chimerix, Inc.*	19,420	49,909
Clovis Oncology, Inc. (x)*	20,539	368,880
Cohbar, Inc. (m)(x)*	6,693	20,815
Coherus Biosciences, Inc.*	22,243	201,299
Concert Pharmaceuticals, Inc.*	8,035	100,839
Corbus Pharmaceuticals Holdings, Inc. (x)*	21,951	128,194
Corvus Pharmaceuticals, Inc.*	4,169	15,300
Crinetics Pharmaceuticals, Inc. (x)*	4,030	120,860
CTI BioPharma Corp. (x)*	15,307	11,229
Cue Biopharma, Inc. (x)*	5,324	25,023
Cytokinetics, Inc.*	21,281	134,496
CytomX Therapeutics, Inc.*	17,360	262,136
Deciphera Pharmaceuticals, Inc.*	4,616	96,890
Denali Therapeutics, Inc. (x)*	18,629	384,875
Dicerna Pharmaceuticals, Inc.*	20,977	224,244
Dynavax Technologies Corp. (x)*	26,377	241,350
Eagle Pharmaceuticals, Inc.*	4,340	174,859
Editas Medicine, Inc. (x)*	18,927	430,589
Eidos Therapeutics, Inc. (x)*	4,890	67,286
Emergent BioSolutions, Inc.*	19,518	1,157,027
Enanta Pharmaceuticals, Inc.*	7,167	507,639
Epizyme, Inc.*	24,892	153,335
Equillium, Inc.*	1,513	12,346
Esperion Therapeutics, Inc. (x)*	9,897	455,262
Evelo Biosciences, Inc. (x)*	7,882	102,545
Fate Therapeutics, Inc.*	24,819	318,428
Fennec Pharmaceuticals, Inc.*	3,397	21,673
FibroGen, Inc.*	33,166	1,534,922
Five Prime Therapeutics, Inc.*	18,979	176,505

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Flexion Therapeutics, Inc. (x)*	14,615	$165,442
Fortress Biotech, Inc. (x)*	10,668	9,174
Forty Seven, Inc. (x)*	6,098	95,861
G1 Therapeutics, Inc.*	9,689	185,544
Genomic Health, Inc.*	9,556	615,502
Geron Corp. (x)*	74,045	74,045
Global Blood Therapeutics, Inc.*	21,510	882,985
GlycoMimetics, Inc.*	15,315	145,033
Gritstone Oncology, Inc. (x)*	4,259	65,802
GTx, Inc. (x)*	2,590	2,020
Halozyme Therapeutics, Inc.*	52,784	772,230
Heron Therapeutics, Inc. (x)*	29,228	758,174
Homology Medicines, Inc. (x)*	8,416	188,182
Idera Pharmaceuticals, Inc. (x)*	6,304	17,462
Immune Design Corp.*	11,149	14,494
ImmunoGen, Inc.*	59,230	284,304
Immunomedics, Inc. (x)*	64,152	915,449
Inovio Pharmaceuticals, Inc.*	37,510	150,040
Insmed, Inc. (x)*	33,650	441,488
Insys Therapeutics, Inc. (x)*	17,361	60,763
Intellia Therapeutics, Inc.*	13,996	191,045
Intercept Pharmaceuticals, Inc.*	9,454	952,869
Intrexon Corp.*	31,214	204,140
Invitae Corp.*	29,402	325,186
Iovance Biotherapeutics, Inc.*	45,568	403,277
Ironwood Pharmaceuticals, Inc.*	59,697	618,461
Jounce Therapeutics, Inc.*	7,344	24,749
Kadmon Holdings, Inc. (x)*	29,040	60,403
Karyopharm Therapeutics, Inc.*	20,993	196,704
Kezar Life Sciences, Inc. (x)*	3,455	81,538
Kindred Biosciences, Inc.*	14,681	160,757
Kiniksa Pharmaceuticals Ltd., Class A (x)*	4,220	118,540
Kodiak Sciences, Inc. (x)*	3,742	26,568
Kura Oncology, Inc.*	11,413	160,239
La Jolla Pharmaceutical Co. (x)*	6,458	60,899
Lexicon Pharmaceuticals, Inc. (x)*	24,006	159,400
Ligand Pharmaceuticals, Inc.*	8,943	1,213,565
LogicBio Therapeutics, Inc. (x)*	2,918	30,347
Loxo Oncology, Inc.*	11,592	1,623,691
MacroGenics, Inc.*	15,911	202,070
Madrigal Pharmaceuticals, Inc. (x)*	2,892	325,986
Magenta Therapeutics, Inc. (x)*	1,743	9,935
MannKind Corp. (x)*	42,164	44,694
MediciNova, Inc. (x)*	13,746	112,305
MeiraGTx Holdings plc (x)*	1,485	14,315
Mersana Therapeutics, Inc.*	5,792	23,631
Minerva Neurosciences, Inc.*	15,623	105,299
Miragen Therapeutics, Inc.*	7,739	23,449
Mirati Therapeutics, Inc.*	8,473	359,425
Molecular Templates, Inc. (x)*	2,723	11,001
Momenta Pharmaceuticals, Inc.*	34,491	380,781
Mustang Bio, Inc. (x)*	4,549	13,374
Myriad Genetics, Inc.*	29,832	867,216
NantKwest, Inc. (x)*	16,032	18,597
Natera, Inc.*	14,814	206,803
Neon Therapeutics, Inc.*	3,034	15,261
NewLink Genetics Corp. (x)*	12,989	19,743
Novavax, Inc. (x)*	161,448	297,064
Nymox Pharmaceutical Corp.*	8,866	11,614
OPKO Health, Inc. (x)*	139,980	421,340
Organovo Holdings, Inc. (x)*	37,950	36,322
Ovid therapeutics, Inc.*	3,585	8,676
Palatin Technologies, Inc. (x)*	69,402	49,164
PDL BioPharma, Inc.*	80,012	232,035
Pfenex, Inc.*	9,097	29,019
Pieris Pharmaceuticals, Inc.*	15,840	42,134
PolarityTE, Inc. (x)*	8,094	109,188
Portola Pharmaceuticals, Inc. (x)*	27,872	544,061
Principia Biopharma, Inc. (x)*	2,994	82,006
Progenics Pharmaceuticals, Inc.*	36,742	154,316
Proteostasis Therapeutics, Inc.*	11,283	36,557
Prothena Corp. plc*	18,490	190,447
PTC Therapeutics, Inc.*	19,134	656,679
Puma Biotechnology, Inc. (x)*	12,393	252,198
Ra Pharmaceuticals, Inc.*	7,324	133,297
Radius Health, Inc.*	16,392	270,304
Recro Pharma, Inc. (x)*	5,790	41,109
REGENXBIO, Inc.*	13,455	564,437
Repligen Corp.*	16,587	874,798
Replimune Group, Inc. (x)*	3,251	32,510
Retrophin, Inc.*	17,103	387,041
Rhythm Pharmaceuticals, Inc.*	7,065	189,907
Rigel Pharmaceuticals, Inc.*	67,730	155,779
Rocket Pharmaceuticals, Inc. (x)*	9,571	141,842
Rubius Therapeutics, Inc. (x)*	5,908	95,001
Sangamo Therapeutics, Inc. (x)*	43,954	504,592
Savara, Inc. (x)*	12,361	93,573
Scholar Rock Holding Corp. (x)*	4,207	96,635
Selecta Biosciences, Inc. (x)*	5,415	14,404
Seres Therapeutics, Inc. (x)*	10,186	46,041
Solid Biosciences, Inc. (x)*	5,915	158,522
Sorrento Therapeutics, Inc. (x)*	44,385	106,524
Spark Therapeutics, Inc. (x)*	13,697	536,101
Spectrum Pharmaceuticals, Inc.*	43,025	376,469
Spero Therapeutics, Inc.*	1,739	10,695
Spring Bank Pharmaceuticals, Inc.*	4,618	47,981
Stemline Therapeutics, Inc.*	17,837	169,452
Surface Oncology, Inc.*	6,785	28,768
Sutro Biopharma, Inc. (x)*	1,610	14,522
Syndax Pharmaceuticals, Inc.*	3,999	17,796
Synergy Pharmaceuticals, Inc. (x)*	72,644	8,274
Synlogic, Inc. (x)*	4,633	32,477
Syros Pharmaceuticals, Inc.*	7,379	41,101
T2 Biosystems, Inc. (x)*	11,156	33,580
TG Therapeutics, Inc. (x)*	38,471	157,731
Tocagen, Inc. (x)*	5,032	41,313
Translate Bio, Inc. (x)*	5,287	39,653
Twist Bioscience Corp. (x)*	4,008	92,545
Tyme Technologies, Inc. (x)*	46,703	172,334
Ultragenyx Pharmaceutical, Inc.*	20,280	881,774
UNITY Biotechnology, Inc. (x)*	10,607	172,470
Unum Therapeutics, Inc. (x)*	8,402	36,969
Vanda Pharmaceuticals, Inc.*	22,578	589,963
Veracyte, Inc.*	14,013	176,284
Verastem, Inc. (x)*	29,992	100,773
Vericel Corp.*	20,414	355,204
Viking Therapeutics, Inc. (x)*	25,428	194,524
Vital Therapies, Inc. (x)*	9,141	1,703

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Voyager Therapeutics, Inc.*	11,457	$107,696
Xencor, Inc.*	20,212	730,866
XOMA Corp. (x)*	1,941	24,554
Y-mAbs Therapeutics, Inc. (x)*	3,311	67,346
Zafgen, Inc.*	8,989	44,496
ZIOPHARM Oncology, Inc. (x)*	58,604	109,589

		48,425,097

Health Care Equipment & Supplies (3.4%)
Accuray, Inc.*	43,754	149,201
AngioDynamics, Inc.*	15,986	321,798
Anika Therapeutics, Inc.*	6,582	221,221
Antares Pharma, Inc.*	66,135	179,887
AtriCure, Inc.*	15,818	484,031
Atrion Corp.	650	481,702
Avanos Medical, Inc.*	20,145	902,295
AxoGen, Inc.*	14,835	303,079
Axonics Modulation Technologies, Inc. (x)*	3,734	56,421
Cardiovascular Systems, Inc.*	15,717	447,777
Cerus Corp.*	56,023	284,037
CONMED Corp.	10,909	700,358
CryoLife, Inc.*	15,357	435,832
CryoPort, Inc. (x)*	7,465	82,339
Cutera, Inc.*	5,810	98,886
CytoSorbents Corp. (x)*	9,836	79,475
ElectroCore, Inc. (x)*	1,566	9,803
Endologix, Inc.*	32,829	23,506
FONAR Corp.*	1,921	38,881
GenMark Diagnostics, Inc.*	22,714	110,390
Glaukos Corp. (x)*	14,807	831,709
Globus Medical, Inc., Class A*	32,379	1,401,363
Haemonetics Corp.*	22,523	2,253,426
Helius Medical Technologies, Inc. (x)*	5,844	53,531
Heska Corp.*	2,858	246,074
Inogen, Inc.*	7,868	976,970
Integer Holdings Corp.*	13,341	1,017,385
IntriCon Corp.*	2,570	67,797
Invacare Corp.	15,998	68,791
iRadimed Corp. (x)*	1,047	25,610
iRhythm Technologies, Inc.*	10,391	721,967
Lantheus Holdings, Inc.*	15,980	250,087
LeMaitre Vascular, Inc.	7,673	181,390
LivaNova plc*	21,348	1,952,702
Meridian Bioscience, Inc.	19,089	331,385
Merit Medical Systems, Inc.*	22,846	1,275,035
Natus Medical, Inc.*	14,834	504,801
Neogen Corp.*	22,314	1,271,898
Neuronetics, Inc.*	3,307	63,990
Nevro Corp.*	12,367	480,953
Novocure Ltd.*	31,583	1,057,399
NuVasive, Inc.*	22,513	1,115,744
Nuvectra Corp.*	5,178	84,608
NxStage Medical, Inc.*	29,162	834,616
OraSure Technologies, Inc.*	26,297	307,149
Orthofix Medical, Inc.*	7,884	413,831
OrthoPediatrics Corp.*	4,068	141,892
Oxford Immunotec Global plc*	10,584	135,263
Pulse Biosciences, Inc. (x)*	4,695	53,805
Quidel Corp.*	14,886	726,734
Rockwell Medical, Inc. (x)*	22,630	51,144
RTI Surgical, Inc.*	17,533	64,872
SeaSpine Holdings Corp.*	4,402	80,292
Senseonics Holdings, Inc. (x)*	41,877	108,461
SI-BONE, Inc. (x)*	4,489	93,775
Sientra, Inc. (x)*	11,060	140,573
STAAR Surgical Co.*	18,868	602,078
Surmodics, Inc.*	5,638	266,452
Tactile Systems Technology, Inc.*	7,856	357,841
Tandem Diabetes Care, Inc.*	22,162	841,491
TransEnterix, Inc. (x)*	72,074	162,887
Utah Medical Products, Inc.	1,291	107,256
Varex Imaging Corp.*	16,939	401,115
ViewRay, Inc. (x)*	26,694	162,033
Wright Medical Group NV*	52,986	1,442,279

		29,141,373

Health Care Providers & Services (1.7%)
AAC Holdings, Inc. (x)*	5,267	7,374
Addus HomeCare Corp.*	4,175	283,399
Amedisys, Inc.*	11,406	1,335,757
American Renal Associates Holdings, Inc. (x)*	7,213	83,094
AMN Healthcare Services, Inc.*	20,765	1,176,545
Apollo Medical Holdings, Inc. (x)*	4,143	82,238
BioScrip, Inc.*	54,052	192,966
BioTelemetry, Inc.*	13,883	829,093
Brookdale Senior Living, Inc.*	80,968	542,485
Capital Senior Living Corp.*	11,632	79,097
Civitas Solutions, Inc.*	7,601	133,093
Community Health Systems, Inc. (x)*	42,220	119,060
CorVel Corp.*	3,693	227,932
Cross Country Healthcare, Inc.*	14,840	108,777
Diplomat Pharmacy, Inc. (x)*	24,658	331,897
Ensign Group, Inc. (The)	21,434	831,425
Genesis Healthcare, Inc. (x)*	30,221	35,661
Guardant Health, Inc.*	6,294	236,591
HealthEquity, Inc.*	23,149	1,380,838
LHC Group, Inc.*	12,801	1,201,758
Magellan Health, Inc.*	10,440	593,932
National HealthCare Corp.	5,075	398,134
National Research Corp.	6,291	239,939
Owens & Minor, Inc. (x)	27,002	170,923
Patterson Cos., Inc.	35,489	697,714
PetIQ, Inc. (x)*	8,172	191,797
Providence Service Corp. (The)*	5,207	312,524
Quorum Health Corp.*	8,474	24,490
R1 RCM, Inc.*	44,490	353,695
RadNet, Inc.*	16,399	166,778
Select Medical Holdings Corp.*	48,964	751,597
Surgery Partners, Inc.*	9,118	89,265
Tenet Healthcare Corp.*	36,489	625,421
Tivity Health, Inc.*	17,115	424,623
Triple-S Management Corp., Class B*	10,530	183,117
US Physical Therapy, Inc.	5,740	587,489
Vapotherm, Inc.*	1,186	23,661

		15,054,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Technology (1.1%)
Allscripts Healthcare Solutions, Inc.*	77,721	$749,231
Castlight Health, Inc., Class B*	40,302	87,455
Computer Programs & Systems, Inc.	6,303	158,205
Evolent Health, Inc., Class A*	28,564	569,852
HealthStream, Inc.	11,485	277,363
HMS Holdings Corp.*	35,759	1,005,901
Inovalon Holdings, Inc., Class A (x)*	29,497	418,268
Inspire Medical Systems, Inc.*	5,853	247,289
Medidata Solutions, Inc.*	25,508	1,719,749
NantHealth, Inc. (x)*	8,446	4,596
NextGen Healthcare Information Systems LLC*	25,962	393,324
Omnicell, Inc.*	16,792	1,028,342
Simulations Plus, Inc.	3,851	76,635
Tabula Rasa HealthCare, Inc.*	7,681	489,741
Teladoc Health, Inc.*	28,895	1,432,325
Vocera Communications, Inc.*	12,434	489,278

		9,147,554

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (x)*	11,816	135,884
Cambrex Corp.*	14,906	562,850
ChromaDex Corp. (x)*	11,535	39,565
Codexis, Inc.*	22,190	370,573
Enzo Biochem, Inc.*	16,019	44,533
Fluidigm Corp.*	12,358	106,526
Harvard Bioscience, Inc.*	9,609	30,557
Luminex Corp.	18,940	437,703
Medpace Holdings, Inc.*	9,183	486,056
NanoString Technologies, Inc.*	10,569	156,738
NeoGenomics, Inc.*	25,564	322,362
Pacific Biosciences of California, Inc.*	59,082	437,207
Quanterix Corp.*	4,373	80,070
Syneos Health, Inc.*	26,306	1,035,141

		4,245,765

Pharmaceuticals (1.8%)
Aclaris Therapeutics, Inc. (x)*	22,829	168,706
Aerie Pharmaceuticals, Inc.*	14,682	530,020
Akcea Therapeutics, Inc. (x)*	6,497	195,820
Akorn, Inc.*	39,163	132,763
Amneal Pharmaceuticals, Inc. (x)*	38,495	520,837
Amphastar Pharmaceuticals, Inc.*	14,753	293,585
Ampio Pharmaceuticals, Inc. (x)*	23,778	9,388
ANI Pharmaceuticals, Inc.*	4,167	187,598
Aquestive Therapeutics, Inc.*	1,393	8,776
Aratana Therapeutics, Inc.*	13,844	84,864
Arvinas, Inc. (x)*	3,453	44,371
Assembly Biosciences, Inc.*	8,816	199,418
Assertio Therapeutics, Inc.*	29,514	106,545
Clearside Biomedical, Inc.*	8,433	9,023
Collegium Pharmaceutical, Inc. (x)*	12,310	211,363
Corcept Therapeutics, Inc. (x)*	42,122	562,750
Cymabay Therapeutics, Inc.*	24,706	194,436
Dermira, Inc.*	21,550	154,944
Dova Pharmaceuticals, Inc. (x)*	6,349	48,125
Durect Corp.*	48,553	23,456
Eloxx Pharmaceuticals, Inc. (x)*	10,236	122,934
Endo International plc*	96,726	706,100
Evolus, Inc. (x)*	8,970	106,743
Horizon Pharma plc*	73,851	1,443,049
Innovate Biopharmaceuticals, Inc. (x)*	5,553	12,827
Innoviva, Inc.*	30,651	534,860
Intersect ENT, Inc.*	12,365	348,446
Intra-Cellular Therapies, Inc.*	18,077	205,897
Kala Pharmaceuticals, Inc.*	4,148	20,284
Lannett Co., Inc. (x)*	12,569	62,342
Liquidia Technologies, Inc.*	1,652	35,782
Mallinckrodt plc*	35,611	562,654
Marinus Pharmaceuticals, Inc. (x)*	10,863	31,177
Medicines Co. (The) (x)*	30,161	577,282
Melinta Therapeutics, Inc.*	13,765	10,911
Menlo Therapeutics, Inc.*	1,867	7,692
MyoKardia, Inc.*	14,236	695,571
Neos Therapeutics, Inc. (x)*	16,421	27,095
Ocular Therapeutix, Inc. (x)*	12,641	50,311
Odonate Therapeutics, Inc. (x)*	4,269	60,107
Omeros Corp. (x)*	19,022	211,905
Optinose, Inc. (x)*	12,294	76,223
Osmotica Pharmaceuticals plc (x)*	3,857	29,892
Pacira Pharmaceuticals, Inc.*	18,206	783,222
Paratek Pharmaceuticals, Inc. (x)*	13,732	70,445
Phibro Animal Health Corp., Class A	8,786	282,558
Prestige Consumer Healthcare, Inc.*	23,039	711,444
Reata Pharmaceuticals, Inc., Class A*	7,659	429,670
resTORbio, Inc. (x)*	1,649	14,214
Revance Therapeutics, Inc.*	13,785	277,492
scPharmaceuticals, Inc. (x)*	1,876	7,054
Sienna Biopharmaceuticals, Inc.*	4,402	10,213
SIGA Technologies, Inc. (x)*	20,401	161,168
Supernus Pharmaceuticals, Inc.*	21,352	709,313
Teligent, Inc. (x)*	13,428	18,396
Tetraphase Pharmaceuticals, Inc.*	21,220	23,979
TherapeuticsMD, Inc. (x)*	76,748	292,410
Theravance Biopharma, Inc. (x)*	18,910	483,907
Tricida, Inc.*	6,026	142,093
Verrica Pharmaceuticals, Inc.*	1,534	12,502
WaVe Life Sciences Ltd. (x)*	7,464	313,787
Xeris Pharmaceuticals, Inc. (x)*	4,009	68,153
Zogenix, Inc. (x)*	18,036	657,593
Zomedica Pharmaceuticals Corp.*	8,414	10,349

		15,106,834

Total Health Care		121,120,802

Industrials (13.4%)
Aerospace & Defense (1.1%)
AAR Corp.	14,676	548,002
Aerojet Rocketdyne Holdings, Inc.*	31,705	1,116,967
Aerovironment, Inc.*	9,232	627,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Astronics Corp.*	9,190	$279,836
Axon Enterprise, Inc.*	24,974	1,092,613
Cubic Corp.	10,707	575,394
Ducommun, Inc.*	3,808	138,307
Engility Holdings, Inc.*	7,277	207,103
Esterline Technologies Corp.*	11,405	1,385,137
KeyW Holding Corp. (The) (x)*	21,044	140,784
Kratos Defense & Security Solutions, Inc.*	36,827	518,892
Maxar Technologies Ltd.	24,840	297,086
Mercury Systems, Inc.*	20,630	975,593
Moog, Inc., Class A	14,096	1,092,158
National Presto Industries, Inc.	2,171	253,833
Sparton Corp.*	2,726	49,586
Triumph Group, Inc.	21,590	248,285
Vectrus, Inc.*	3,456	74,581
Wesco Aircraft Holdings, Inc.*	20,675	163,333

		9,784,804

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	24,995	570,136
Atlas Air Worldwide Holdings, Inc.*	10,971	462,867
Echo Global Logistics, Inc.*	11,756	238,999
Forward Air Corp.	12,942	709,869
Hub Group, Inc., Class A*	14,121	523,465
Radiant Logistics, Inc.*	11,051	46,967

		2,552,303

Airlines (0.4%)
Allegiant Travel Co.	5,599	561,132
Hawaiian Holdings, Inc.	22,423	592,192
Mesa Air Group, Inc.*	2,952	22,760
SkyWest, Inc.	22,454	998,529
Spirit Airlines, Inc.*	29,508	1,709,103

		3,883,716

Building Products (1.1%)
AAON, Inc.	18,511	648,996
Advanced Drainage Systems, Inc.	16,005	388,121
American Woodmark Corp.*	6,252	348,111
Apogee Enterprises, Inc.	12,496	373,006
Armstrong Flooring, Inc.*	6,610	78,262
Builders FirstSource, Inc.*	48,990	534,481
Caesarstone Ltd. (x)	10,824	146,990
Continental Building Products, Inc.*	15,667	398,725
CSW Industrials, Inc.*	6,214	300,447
Gibraltar Industries, Inc.*	14,358	511,001
Griffon Corp.	14,976	156,499
Insteel Industries, Inc.	8,402	204,001
JELD-WEN Holding, Inc.*	29,675	421,682
Masonite International Corp.*	12,389	555,399
NCI Building Systems, Inc.*	17,790	128,978
Patrick Industries, Inc.*	9,738	288,342
PGT Innovations, Inc.*	23,127	366,563
Quanex Building Products Corp.	14,830	201,540
Simpson Manufacturing Co., Inc.	17,703	958,263
Trex Co., Inc.*	25,551	1,516,707
Universal Forest Products, Inc.	27,344	709,850

		9,235,964

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	28,049	900,653
ACCO Brands Corp.	49,851	337,990
Advanced Disposal Services, Inc.*	31,608	756,696
Brady Corp., Class A	21,788	946,906
BrightView Holdings, Inc.*	10,586	108,083
Brink’s Co. (The)	21,459	1,387,324
Casella Waste Systems, Inc., Class A*	17,533	499,515
CECO Environmental Corp.*	9,021	60,892
Charah Solutions, Inc.*	2,586	21,593
Cimpress NV*	9,463	978,663
Covanta Holding Corp.	51,755	694,552
Deluxe Corp.	21,283	818,119
Ennis, Inc.	10,044	193,347
Essendant, Inc.	11,574	145,601
Healthcare Services Group, Inc. (x)	32,034	1,287,126
Heritage-Crystal Clean, Inc.*	6,562	150,992
Herman Miller, Inc.	26,533	802,623
HNI Corp.	19,376	686,492
Interface, Inc.	28,804	410,457
Kimball International, Inc., Class B	14,224	201,839
Knoll, Inc.	24,171	398,338
LSC Communications, Inc.	9,631	67,417
Matthews International Corp., Class A	14,067	571,402
McGrath RentCorp	10,273	528,854
Mobile Mini, Inc.	20,489	650,526
MSA Safety, Inc.	14,519	1,368,706
Multi-Color Corp.	6,696	234,963
NL Industries, Inc.*	2,063	7,241
PICO Holdings, Inc.*	6,099	55,745
Pitney Bowes, Inc.	81,580	482,138
Quad/Graphics, Inc. (x)	14,289	176,040
RR Donnelley & Sons Co.	21,288	84,300
SP Plus Corp.*	10,073	297,556
Steelcase, Inc., Class A	37,877	561,716
Team, Inc.*	12,741	186,656
Tetra Tech, Inc.	23,899	1,237,251
UniFirst Corp.	6,735	963,576
US Ecology, Inc.	9,716	611,914
Viad Corp.	8,924	447,003
VSE Corp.	2,864	85,662

		20,406,467

Construction & Engineering (0.9%)
Aegion Corp.*	14,928	243,625
Ameresco, Inc., Class A*	8,412	118,609
Argan, Inc.	6,177	233,738
Comfort Systems USA, Inc.	16,813	734,392
Dycom Industries, Inc.*	13,591	734,458
EMCOR Group, Inc.	24,544	1,465,031
Granite Construction, Inc.	19,366	780,063
Great Lakes Dredge & Dock Corp.*	22,353	147,977
HC2 Holdings, Inc. (x)*	12,950	34,188
IES Holdings, Inc.*	2,883	44,831
Infrastructure and Energy Alternatives, Inc.*	5,131	42,023
KBR, Inc.	62,135	943,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
MasTec, Inc.*	28,632	$1,161,314
MYR Group, Inc.*	5,578	157,132
Northwest Pipe Co.*	2,895	67,425
NV5 Global, Inc.*	3,757	227,486
Orion Group Holdings, Inc.*	9,825	42,149
Primoris Services Corp.	20,164	385,737
Sterling Construction Co., Inc.*	8,037	87,523
Tutor Perini Corp.*	16,223	259,081
Willscot Corp.*	15,969	150,428

		8,060,419

Electrical Equipment (0.7%)
Allied Motion Technologies, Inc.	2,931	130,986
Atkore International Group, Inc.*	15,777	313,016
AZZ, Inc.	12,318	497,155
Babcock & Wilcox Enterprises, Inc. (x)*	9,829	3,837
Encore Wire Corp.	9,080	455,634
Energous Corp. (x)*	6,994	40,495
EnerSys	18,745	1,454,800
Enphase Energy, Inc. (x)*	38,290	181,112
FuelCell Energy, Inc. (x)*	24,068	13,249
Generac Holdings, Inc.*	26,426	1,313,372
Plug Power, Inc. (x)*	64,931	80,515
Powell Industries, Inc.	2,829	70,753
Preformed Line Products Co.	835	45,299
Sunrun, Inc. (x)*	40,771	443,996
Thermon Group Holdings, Inc.*	14,863	301,422
TPI Composites, Inc.*	7,188	176,681
Vicor Corp.*	7,551	285,352
Vivint Solar, Inc. (x)*	24,312	92,629

		5,900,303

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	16,791	607,666

Machinery (3.4%)
Actuant Corp., Class A	27,271	572,418
Alamo Group, Inc.	4,347	336,110
Albany International Corp., Class A	12,505	780,687
Altra Industrial Motion Corp.	25,573	643,161
Astec Industries, Inc.	9,727	293,658
Barnes Group, Inc.	21,515	1,153,634
Blue Bird Corp.*	5,591	101,700
Briggs & Stratton Corp.	20,553	268,833
Chart Industries, Inc.*	13,690	890,261
CIRCOR International, Inc.	7,210	153,573
Columbus McKinnon Corp.	9,288	279,940
Commercial Vehicle Group, Inc.*	9,748	55,564
DMC Global, Inc.	6,072	213,249
Douglas Dynamics, Inc.	9,696	347,989
Eastern Co. (The)	1,714	41,445
Energy Recovery, Inc. (x)*	14,876	100,115
EnPro Industries, Inc.	9,342	561,454
ESCO Technologies, Inc.	10,988	724,659
Evoqua Water Technologies Corp.*	32,973	316,541
Federal Signal Corp.	27,180	540,882
Franklin Electric Co., Inc.	20,015	858,243
FreightCar America, Inc.*	3,243	21,696
Gencor Industries, Inc.*	2,377	26,076
Global Brass & Copper Holdings, Inc.	8,749	220,037
Gorman-Rupp Co. (The)	6,747	218,670
Graham Corp.	3,308	75,555
Greenbrier Cos., Inc. (The)	13,272	524,775
Harsco Corp.*	35,579	706,599
Hillenbrand, Inc.	27,914	1,058,778
Hurco Cos., Inc.	1,776	63,403
Hyster-Yale Materials Handling, Inc.	4,472	277,085
John Bean Technologies Corp.	13,691	983,151
Kadant, Inc.	4,850	395,081
Kennametal, Inc.	35,919	1,195,384
LB Foster Co., Class A*	3,096	49,226
Lindsay Corp.	4,819	463,829
Lydall, Inc.*	7,389	150,071
Manitex International, Inc.*	4,246	24,117
Manitowoc Co., Inc. (The)*	14,835	219,113
Meritor, Inc.*	36,727	621,054
Milacron Holdings Corp.*	30,090	357,770
Miller Industries, Inc.	3,514	94,878
Mueller Industries, Inc.	25,452	594,559
Mueller Water Products, Inc., Class A	68,831	626,362
Navistar International Corp.*	22,325	579,334
NN, Inc.	15,388	103,253
Omega Flex, Inc.	1,390	75,157
Park-Ohio Holdings Corp.	3,216	98,699
Proto Labs, Inc.*	11,842	1,335,659
RBC Bearings, Inc.*	10,263	1,345,479
REV Group, Inc. (x)	13,889	104,306
Rexnord Corp.*	45,764	1,050,284
Spartan Motors, Inc.	10,677	77,195
SPX Corp.*	19,045	533,450
SPX FLOW, Inc.*	18,019	548,138
Standex International Corp.	5,427	364,586
Sun Hydraulics Corp.	12,442	412,950
Tennant Co.	7,750	403,853
Titan International, Inc.	20,110	93,713
TriMas Corp.*	21,523	587,363
Twin Disc, Inc.*	2,578	38,026
Wabash National Corp.	26,162	342,199
Watts Water Technologies, Inc., Class A	12,266	791,525
Woodward, Inc.	23,591	1,752,575

		28,839,129

Marine (0.1%)
Costamare, Inc.	27,425	120,396
Eagle Bulk Shipping, Inc.*	14,290	65,877
Genco Shipping & Trading Ltd.*	8,879	70,055
Matson, Inc.	19,057	610,205
Safe Bulkers, Inc.*	14,766	26,283
Scorpio Bulkers, Inc.	23,273	128,700

		1,021,516

Professional Services (1.4%)
Acacia Research Corp.*	13,357	39,804
ASGN, Inc.*	22,649	1,234,370
Barrett Business Services, Inc.	2,544	145,644
BG Staffing, Inc.	2,831	58,460
CBIZ, Inc.*	22,527	443,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
CRA International, Inc.	2,922	$124,331
Exponent, Inc.	23,338	1,183,470
Forrester Research, Inc.	4,304	192,389
Franklin Covey Co.*	3,251	72,595
FTI Consulting, Inc.*	16,692	1,112,355
GP Strategies Corp.*	3,515	44,324
Heidrick & Struggles International, Inc.	7,916	246,900
Huron Consulting Group, Inc.*	10,060	516,179
ICF International, Inc.	8,175	529,576
InnerWorkings, Inc.*	13,214	49,420
Insperity, Inc.	16,360	1,527,369
Kelly Services, Inc., Class A	13,592	278,364
Kforce, Inc.	10,054	310,870
Korn/Ferry International	25,072	991,347
Mistras Group, Inc.*	6,331	91,040
Navigant Consulting, Inc.	19,852	477,441
Resources Connection, Inc.	11,984	170,173
TriNet Group, Inc.*	19,464	816,515
TrueBlue, Inc.*	19,616	436,456
WageWorks, Inc.*	17,287	469,515
Willdan Group, Inc.*	3,827	133,868

		11,696,557

Road & Rail (0.4%)
ArcBest Corp.	11,085	379,772
Avis Budget Group, Inc.*	30,422	683,887
Covenant Transportation Group, Inc., Class A*	5,305	101,856
Daseke, Inc.*	12,159	44,745
Heartland Express, Inc.	22,826	417,716
Hertz Global Holdings, Inc.*	25,171	343,584
Marten Transport Ltd.	17,411	281,884
PAM Transportation Services, Inc.*	635	25,025
Saia, Inc.*	10,946	611,006
Universal Logistics Holdings, Inc.	4,997	90,396
US Xpress Enterprises, Inc., Class A*	5,825	32,678
USA Truck, Inc.*	2,351	35,194
Werner Enterprises, Inc.	22,346	660,101
YRC Worldwide, Inc.*	10,530	33,170

		3,741,014

Trading Companies & Distributors (1.1%)
Aircastle Ltd.	24,980	430,655
Applied Industrial Technologies, Inc.	16,380	883,537
Beacon Roofing Supply, Inc.*	29,514	936,184
BlueLinx Holdings, Inc. (x)*	2,672	66,025
BMC Stock Holdings, Inc.*	28,477	440,824
CAI International, Inc. (x)*	6,858	159,311
DXP Enterprises, Inc.*	5,968	166,149
EVI Industries, Inc. (x)	1,352	45,089
Foundation Building Materials, Inc.*	5,320	44,209
GATX Corp.	16,045	1,136,147
General Finance Corp.*	3,882	39,247
GMS, Inc.*	13,522	200,937
H&E Equipment Services, Inc.	14,098	287,881
Herc Holdings, Inc.*	10,752	279,445
Kaman Corp.	11,818	662,872
Lawson Products, Inc.*	2,172	68,635
MRC Global, Inc.*	36,728	449,184
Nexeo Solutions, Inc.*	16,692	143,384
NOW, Inc.*	48,063	559,453
Rush Enterprises, Inc., Class A	12,969	447,171
Rush Enterprises, Inc., Class B	1,763	62,763
SiteOne Landscape Supply, Inc.*	17,491	966,728
Systemax, Inc.	6,698	160,015
Textainer Group Holdings Ltd.*	11,546	114,998
Titan Machinery, Inc.*	6,166	81,083
Triton International Ltd.	21,661	673,007
Veritiv Corp.*	4,670	116,610
Willis Lease Finance Corp.*	979	33,874

		9,655,417

Total Industrials		115,385,275

Information Technology (13.3%)
Communications Equipment (1.5%)
Acacia Communications, Inc.*	11,793	448,134
ADTRAN, Inc.	24,423	262,303
Aerohive Networks, Inc.*	11,249	36,672
Applied Optoelectronics, Inc. (x)*	7,960	122,823
CalAmp Corp.*	15,423	200,653
Calix, Inc.*	17,418	169,826
Casa Systems, Inc.*	12,369	162,405
Ciena Corp.*	62,725	2,127,005
Clearfield, Inc.*	3,849	38,182
Comtech Telecommunications Corp.	8,765	213,340
DASAN Zhone Solutions, Inc.*	1,601	22,270
Digi International, Inc.*	7,892	79,630
Extreme Networks, Inc.*	47,561	290,122
Finisar Corp.*	50,449	1,089,698
Harmonic, Inc.*	33,091	156,190
Infinera Corp.*	65,860	262,781
InterDigital, Inc.	15,689	1,042,220
KVH Industries, Inc.*	4,965	51,090
Lumentum Holdings, Inc.*	32,235	1,354,192
NETGEAR, Inc.*	14,388	748,608
NetScout Systems, Inc.*	34,333	811,289
Plantronics, Inc.	14,326	474,191
Quantenna Communications, Inc.*	13,812	198,202
Ribbon Communications, Inc.*	19,895	95,894
ViaSat, Inc. (x)*	24,008	1,415,272
Viavi Solutions, Inc.*	102,168	1,026,788

		12,899,780

Electronic Equipment, Instruments & Components (2.3%)
Anixter International, Inc.*	12,793	694,788
Arlo Technologies, Inc. (x)*	9,896	98,762
AVX Corp.	21,136	322,324
Badger Meter, Inc.	13,575	668,026
Bel Fuse, Inc., Class B	3,185	58,668
Belden, Inc.	17,951	749,813
Benchmark Electronics, Inc.	20,930	443,297
Control4 Corp.*	10,911	192,034
CTS Corp.	14,324	370,848
Daktronics, Inc.	12,727	94,180
Electro Scientific Industries, Inc.*	14,012	419,800
ePlus, Inc.*	5,691	405,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Fabrinet*	15,798	$810,595
FARO Technologies, Inc.*	7,505	305,003
Fitbit, Inc., Class A (x)*	87,764	436,187
II-VI, Inc.*	27,809	902,680
Insight Enterprises, Inc.*	15,130	616,548
Iteris, Inc.*	7,219	26,927
Itron, Inc.*	14,551	688,117
KEMET Corp.	23,642	414,681
Kimball Electronics, Inc.*	9,350	144,832
Knowles Corp.*	39,061	519,902
Maxwell Technologies, Inc. (x)*	10,121	20,950
Mesa Laboratories, Inc.	1,317	274,450
Methode Electronics, Inc.	16,335	380,442
MTS Systems Corp.	7,841	314,659
Napco Security Technologies, Inc.*	3,615	56,936
nLight, Inc.*	9,441	167,861
Novanta, Inc.*	14,774	930,762
OSI Systems, Inc.*	8,150	597,395
PAR Technology Corp.*	4,171	90,719
Park Electrochemical Corp.	7,292	131,766
PC Connection, Inc.	4,922	146,331
Plexus Corp.*	13,759	702,810
Rogers Corp.*	8,041	796,541
Sanmina Corp.*	30,771	740,350
ScanSource, Inc.*	11,082	380,999
SYNNEX Corp.	18,620	1,505,241
Tech Data Corp.*	16,366	1,338,902
TTM Technologies, Inc.*	41,195	400,827
Vishay Intertechnology, Inc.	56,757	1,022,194
Vishay Precision Group, Inc.*	4,138	125,092

		19,508,268

IT Services (1.8%)
Brightcove, Inc.*	10,351	72,871
CACI International, Inc., Class A*	10,839	1,561,141
Carbonite, Inc.*	12,883	325,425
Cardtronics plc, Class A*	18,321	476,346
Cass Information Systems, Inc.	7,275	384,993
ConvergeOne Holdings, Inc.	8,187	101,355
CSG Systems International, Inc.	15,620	496,247
Endurance International Group Holdings, Inc.*	29,305	194,878
Everi Holdings, Inc.*	29,927	154,124
EVERTEC, Inc.	26,635	764,424
Evo Payments, Inc., Class A (x)*	9,894	244,085
Exela Technologies, Inc. (x)*	16,915	65,799
ExlService Holdings, Inc.*	15,520	816,662
GTT Communications, Inc. (x)*	17,239	407,875
Hackett Group, Inc. (The)	8,575	137,286
I3 Verticals, Inc., Class A (x)*	4,473	107,799
Information Services Group, Inc.*	10,428	44,215
Internap Corp.*	6,381	26,481
Limelight Networks, Inc.*	32,205	75,360
LiveRamp Holdings, Inc. (x)*	33,685	1,301,252
ManTech International Corp., Class A	12,089	632,194
MAXIMUS, Inc.	27,463	1,787,567
MoneyGram International, Inc.*	9,404	18,808
NIC, Inc.	30,658	382,612
Perficient, Inc.*	14,600	324,996
Perspecta, Inc.	61,994	1,067,537
PFSweb, Inc.*	4,420	22,675
Presidio, Inc. (x)	14,794	193,062
PRGX Global, Inc.*	6,015	56,962
Science Applications International Corp.	18,273	1,163,990
ServiceSource International, Inc.*	21,470	23,188
Sykes Enterprises, Inc.*	19,536	483,125
Travelport Worldwide Ltd.	54,191	846,463
TTEC Holdings, Inc.	6,181	176,591
Tucows, Inc., Class A (x)*	3,965	238,138
Unisys Corp. (x)*	22,000	255,860
Virtusa Corp.*	12,031	512,400

		15,944,786

Semiconductors & Semiconductor Equipment (2.5%)
ACM Research, Inc., Class A (x)*	2,388	25,981
Adesto Technologies Corp. (x)*	8,725	38,390
Advanced Energy Industries, Inc.*	16,698	716,845
Alpha & Omega Semiconductor Ltd.*	6,100	62,159
Ambarella, Inc. (x)*	14,013	490,175
Amkor Technology, Inc.*	46,136	302,652
Aquantia Corp.*	8,426	73,896
Axcelis Technologies, Inc.*	13,690	243,682
AXT, Inc.*	11,783	51,256
Brooks Automation, Inc.	29,829	780,923
Cabot Microelectronics Corp.	12,253	1,168,323
CEVA, Inc.*	9,866	217,940
Cirrus Logic, Inc.*	26,007	862,912
Cohu, Inc.	17,365	279,055
Cree, Inc.*	43,689	1,868,797
Diodes, Inc.*	19,408	626,102
Entegris, Inc.	62,414	1,741,038
FormFactor, Inc.*	32,320	455,389
Ichor Holdings Ltd. (x)*	11,201	182,576
Impinj, Inc. (x)*	7,906	115,032
Inphi Corp.*	18,269	587,348
Integrated Device Technology, Inc.*	56,228	2,723,122
Kopin Corp.*	17,197	17,180
Lattice Semiconductor Corp.*	52,042	360,131
MACOM Technology Solutions Holdings, Inc.*	18,907	274,341
MaxLinear, Inc.*	26,776	471,258
Nanometrics, Inc.*	10,064	275,049
NeoPhotonics Corp.*	10,233	66,310
NVE Corp.	1,720	150,569
PDF Solutions, Inc.*	8,685	73,215
Photronics, Inc.*	28,861	279,374
Power Integrations, Inc.	12,589	767,677
Rambus, Inc.*	47,631	365,330
Rudolph Technologies, Inc.*	13,027	266,663
Semtech Corp.*	29,225	1,340,551
Silicon Laboratories, Inc.*	18,585	1,464,684
SMART Global Holdings, Inc. (x)*	5,204	154,559
SunPower Corp. (x)*	29,235	145,298
Synaptics, Inc.*	16,062	597,667
Ultra Clean Holdings, Inc.*	22,912	194,065
Veeco Instruments, Inc.*	20,592	152,587
Xperi Corp.	21,497	395,330

		21,425,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Software (5.0%)
8x8, Inc.*	41,405	$746,946
A10 Networks, Inc.*	21,499	134,154
ACI Worldwide, Inc.*	51,425	1,422,930
Agilysys, Inc.*	5,100	73,134
Alarm.com Holdings, Inc.*	13,436	696,925
Altair Engineering, Inc., Class A*	10,689	294,803
Alteryx, Inc., Class A (x)*	12,606	749,679
Amber Road, Inc.*	7,378	60,721
American Software, Inc., Class A	9,924	103,706
Anaplan, Inc.*	8,161	216,593
Appfolio, Inc., Class A*	6,717	397,781
Apptio, Inc., Class A (x)*	14,893	565,338
Asure Software, Inc. (x)*	2,946	14,966
Avalara, Inc.*	4,632	144,287
Avaya Holdings Corp.*	45,171	657,690
Benefitfocus, Inc.*	9,271	423,870
Blackbaud, Inc.	21,267	1,337,694
Blackline, Inc.*	15,710	643,324
Bottomline Technologies DE, Inc.*	17,794	854,112
Box, Inc., Class A*	53,894	909,731
Carbon Black, Inc. (x)*	14,741	197,824
ChannelAdvisor Corp.*	9,736	110,504
Cision Ltd.*	28,726	336,094
Cloudera, Inc.*	44,447	491,584
CommVault Systems, Inc.*	17,117	1,011,443
Cornerstone OnDemand, Inc.*	24,305	1,225,701
Coupa Software, Inc.*	23,365	1,468,724
Digimarc Corp. (x)*	3,208	46,516
Domo, Inc., Class B*	6,047	118,703
Ebix, Inc. (x)	10,715	456,030
eGain Corp.*	5,268	34,611
Ellie Mae, Inc. (x)*	15,231	956,964
Envestnet, Inc.*	19,319	950,302
Everbridge, Inc.*	11,492	652,286
Five9, Inc.*	24,423	1,067,773
ForeScout Technologies, Inc.*	12,639	328,488
Fusion Connect, Inc. (x)*	6,133	10,303
Hortonworks, Inc.*	31,068	448,000
HubSpot, Inc.*	16,136	2,028,779
Imperva, Inc.*	15,214	847,268
Instructure, Inc.*	13,690	513,512
j2 Global, Inc.	20,861	1,447,336
LivePerson, Inc.*	25,265	476,498
Majesco*	2,323	16,470
MicroStrategy, Inc., Class A*	4,179	533,867
MINDBODY, Inc., Class A*	18,099	658,804
Mitek Systems, Inc.*	14,820	160,204
MobileIron, Inc.*	29,110	133,615
Model N, Inc.*	10,913	144,379
Monotype Imaging Holdings, Inc.	19,455	301,942
New Relic, Inc.*	19,350	1,566,769
OneSpan, Inc.*	12,416	160,787
Park City Group, Inc. (x)*	3,650	21,790
Paylocity Holding Corp.*	12,336	742,751
Progress Software Corp.	20,738	735,992
PROS Holdings, Inc.*	13,494	423,712
Q2 Holdings, Inc.*	16,159	800,678
QAD, Inc., Class A	4,470	175,805
Qualys, Inc.*	14,791	1,105,479
Rapid7, Inc.*	15,594	485,909
Rimini Street, Inc. (x)*	2,919	15,033
SailPoint Technologies Holding, Inc.*	30,344	712,781
SecureWorks Corp., Class A (x)*	7,074	119,480
SendGrid, Inc.*	12,659	546,489
ShotSpotter, Inc. (x)*	3,262	101,709
SPS Commerce, Inc.*	7,377	607,717
SVMK, Inc. (x)*	11,520	141,350
Telaria, Inc.*	12,985	35,449
Telenav, Inc.*	10,066	40,868
Tenable Holdings, Inc. (x)*	5,627	124,863
TiVo Corp.	53,751	505,797
Trade Desk, Inc. (The), Class A*	14,450	1,677,067
Upland Software, Inc.*	6,602	179,442
Varonis Systems, Inc.*	12,201	645,433
Verint Systems, Inc.*	27,628	1,168,941
Veritone, Inc. (x)*	2,133	8,105
VirnetX Holding Corp. (x)*	16,381	39,314
Workiva, Inc.*	12,303	441,555
Yext, Inc.*	35,936	533,650
Zix Corp.*	18,873	108,142
Zscaler, Inc. (x)*	26,251	1,029,302

		42,625,067

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	47,768	485,801
Avid Technology, Inc.*	8,815	41,871
Cray, Inc.*	18,688	403,474
Diebold Nixdorf, Inc. (x)	32,381	80,629
Eastman Kodak Co. (x)*	6,184	15,769
Electronics For Imaging, Inc.*	20,186	500,613
Immersion Corp.*	7,647	68,517
Stratasys Ltd.*	23,366	420,822
USA Technologies, Inc.*	24,760	96,316

		2,113,812

Total Information Technology		114,517,144

Materials (3.4%)
Chemicals (1.7%)
Advanced Emissions Solutions, Inc. (x)	1,353	14,274
AdvanSix, Inc.*	13,060	317,880
AgroFresh Solutions, Inc. (x)*	9,404	35,641
American Vanguard Corp.	11,745	178,407
Amyris, Inc. (x)*	23,798	79,485
Balchem Corp.	13,838	1,084,207
Chase Corp.	3,210	321,161
Ferro Corp.*	36,520	572,634
Flotek Industries, Inc. (x)*	17,574	19,156
FutureFuel Corp.	10,297	163,310
GCP Applied Technologies, Inc.*	31,969	784,839
Hawkins, Inc.	4,011	164,251
HB Fuller Co.	22,392	955,467
Ingevity Corp.*	18,857	1,578,142
Innophos Holdings, Inc.	8,383	205,635
Innospec, Inc.	10,915	674,110
Intrepid Potash, Inc.*	45,606	118,576
Koppers Holdings, Inc.*	8,567	145,982
Kraton Corp.*	13,517	295,211
Kronos Worldwide, Inc.	10,244	118,011
LSB Industries, Inc.*	5,759	31,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Marrone Bio Innovations, Inc. (x)*	15,988	$23,502
Minerals Technologies, Inc.	15,086	774,515
OMNOVA Solutions, Inc.*	16,588	121,590
PolyOne Corp.	34,832	996,195
PQ Group Holdings, Inc.*	13,732	203,371
Quaker Chemical Corp.	5,766	1,024,676
Rayonier Advanced Materials, Inc.	21,513	229,113
Sensient Technologies Corp.	18,299	1,021,999
Stepan Co.	8,874	656,676
Trecora Resources*	6,627	51,691
Tredegar Corp.	10,337	163,945
Trinseo SA	18,962	868,080
Tronox Ltd., Class A	40,242	313,083
Valhi, Inc.	17,844	34,439

		14,341,044

Construction Materials (0.1%)
Forterra, Inc. (x)*	12,527	47,102
Summit Materials, Inc., Class A*	49,533	614,209
United States Lime & Minerals, Inc.	736	52,256
US Concrete, Inc. (x)*	6,966	245,760

		959,327

Containers & Packaging (0.1%)
Greif, Inc., Class A	11,154	413,925
Greif, Inc., Class B	2,215	98,346
Myers Industries, Inc.	15,234	230,186
UFP Technologies, Inc.*	2,313	69,482

		811,939

Metals & Mining (1.1%)
AK Steel Holding Corp. (x)*	138,510	311,647
Allegheny Technologies, Inc.*	53,391	1,162,322
Carpenter Technology Corp.	20,295	722,705
Century Aluminum Co.*	23,365	170,798
Cleveland-Cliffs, Inc. (x)	129,316	994,440
Coeur Mining, Inc.*	78,791	352,196
Commercial Metals Co.	50,313	806,014
Compass Minerals International, Inc.	14,785	616,387
Gold Resource Corp.	22,010	88,040
Haynes International, Inc.	6,091	160,802
Hecla Mining Co.	188,416	444,662
Kaiser Aluminum Corp.	7,486	668,425
Livent Corp. (x)*	12,275	169,395
Materion Corp.	9,586	431,274
Olympic Steel, Inc.	2,606	37,188
Ramaco Resources, Inc. (x)*	1,252	6,197
Ryerson Holding Corp.*	5,997	38,021
Schnitzer Steel Industries, Inc., Class A	11,287	243,235
SunCoke Energy, Inc.*	29,042	248,309
Synalloy Corp.	2,448	40,612
Tahoe Resources, Inc.*	133,780	488,297
TimkenSteel Corp.*	18,862	164,854
Universal Stainless & Alloy Products, Inc.*	2,817	45,664
Warrior Met Coal, Inc.	17,665	425,903
Worthington Industries, Inc.	18,034	628,305

		9,465,692

Paper & Forest Products (0.4%)
Boise Cascade Co.	17,030	406,165
Clearwater Paper Corp.*	6,457	157,357
Louisiana-Pacific Corp.	62,666	1,392,439
Neenah, Inc.	7,640	450,149
PH Glatfelter Co.	19,747	192,731
Schweitzer-Mauduit International, Inc.	15,067	377,428
Verso Corp., Class A*	14,625	327,600

		3,303,869

Total Materials		28,881,871

Real Estate (6.6%)
Equity Real Estate Investment Trusts (REITs) (6.1%)
Acadia Realty Trust (REIT)	35,220	836,827
Agree Realty Corp. (REIT)	14,024	829,099
Alexander & Baldwin, Inc. (REIT)*	30,760	565,369
Alexander’s, Inc. (REIT)	1,031	314,187
American Assets Trust, Inc. (REIT)	16,758	673,169
Americold Realty Trust (REIT) (x)	36,981	944,495
Armada Hoffler Properties, Inc. (REIT)	20,984	295,035
Ashford Hospitality Trust, Inc. (REIT)	43,433	173,732
Bluerock Residential Growth REIT, Inc. (REIT)	10,664	96,189
Braemar Hotels & Resorts, Inc. (REIT)	11,009	98,310
BRT Apartments Corp. (REIT)	2,764	31,620
CareTrust REIT, Inc. (REIT)	31,739	585,902
CatchMark Timber Trust, Inc. (REIT), Class A	19,405	137,775
CBL & Associates Properties, Inc. (REIT) (x)	74,284	142,625
Cedar Realty Trust, Inc. (REIT)	36,209	113,696
Chatham Lodging Trust (REIT)	20,273	358,427
Chesapeake Lodging Trust (REIT)	26,031	633,855
City Office REIT, Inc. (REIT)	12,086	123,882
Clipper Realty, Inc. (REIT)	5,415	70,774
Community Healthcare Trust, Inc. (REIT)	7,121	205,298
CoreCivic, Inc. (REIT)	51,250	913,788
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	5,416	179,161
CorePoint Lodging, Inc. (REIT)	17,404	213,199
Cousins Properties, Inc. (REIT)	181,162	1,431,180
DiamondRock Hospitality Co. (REIT)	91,317	829,158
Easterly Government Properties, Inc. (REIT)	26,515	415,755
EastGroup Properties, Inc. (REIT)	14,915	1,368,153
Farmland Partners, Inc. (REIT) (x)	13,946	63,315
First Industrial Realty Trust, Inc. (REIT)	54,458	1,571,658

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Four Corners Property Trust, Inc. (REIT)	28,617	$749,765
Franklin Street Properties Corp. (REIT)	43,703	272,270
Front Yard Residential Corp. (REIT)	20,026	174,827
GEO Group, Inc. (The) (REIT)	54,430	1,072,271
Getty Realty Corp. (REIT)	13,889	408,475
Gladstone Commercial Corp. (REIT)	12,714	227,835
Gladstone Land Corp. (REIT)	5,854	67,204
Global Medical REIT, Inc. (REIT)	9,187	81,672
Global Net Lease, Inc. (REIT)	30,028	529,093
Government Properties Income Trust (REIT) (x)	38,543	264,790
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	22,148	421,919
Healthcare Realty Trust, Inc. (REIT)	53,890	1,532,632
Hersha Hospitality Trust (REIT)	15,784	276,851
Independence Realty Trust, Inc. (REIT)	37,207	341,560
Industrial Logistics Properties Trust (REIT) (x)	26,351	518,321
InfraREIT, Inc. (REIT)*	19,191	403,395
Innovative Industrial Properties, Inc. (REIT) (x)	4,112	186,644
Investors Real Estate Trust (REIT)	5,692	279,316
iStar, Inc. (REIT)	31,787	291,487
Jernigan Capital, Inc. (REIT)	8,919	176,775
Kite Realty Group Trust (REIT)	37,840	533,166
Lexington Realty Trust (REIT)	95,366	782,955
LTC Properties, Inc. (REIT)	18,234	759,993
Mack-Cali Realty Corp. (REIT)	41,101	805,169
MedEquities Realty Trust, Inc. (REIT)	11,251	76,957
Monmouth Real Estate Investment Corp. (REIT)	37,211	461,416
National Health Investors, Inc. (REIT)	17,597	1,329,277
National Storage Affiliates Trust (REIT)	24,478	647,688
New Senior Investment Group, Inc. (REIT)	34,790	143,335
NexPoint Residential Trust, Inc. (REIT)	7,984	279,839
NorthStar Realty Europe Corp. (REIT)	21,650	314,791
One Liberty Properties, Inc. (REIT)	6,057	146,701
Pebblebrook Hotel Trust (REIT)	59,458	1,683,256
Pennsylvania REIT (REIT) (x)	30,368	180,386
Physicians Realty Trust (REIT)	78,986	1,266,146
Piedmont Office Realty Trust, Inc. (REIT), Class A	55,530	946,231
PotlatchDeltic Corp. (REIT)	29,638	937,746
Preferred Apartment Communities, Inc. (REIT), Class A (x)	18,175	255,541
PS Business Parks, Inc. (REIT)	8,744	1,145,464
QTS Realty Trust, Inc. (REIT), Class A	22,171	821,436
Retail Opportunity Investments Corp. (REIT)	51,119	811,770
Rexford Industrial Realty, Inc. (REIT)	39,296	1,158,053
RLJ Lodging Trust (REIT)	77,769	1,275,412
RPT Realty (REIT)	34,685	414,486
Ryman Hospitality Properties, Inc. (REIT)	19,378	1,292,319
Sabra Health Care REIT, Inc. (REIT)	76,438	1,259,698
Safety Income & Growth, Inc. (REIT) (x)	2,915	54,831
Saul Centers, Inc. (REIT)	4,977	235,014
Select Income REIT (REIT)	36,200	266,432
Seritage Growth Properties (REIT), Class A (x)	13,366	432,123
Spirit MTA REIT (REIT)	18,441	131,484
STAG Industrial, Inc. (REIT)	42,521	1,057,922
Summit Hotel Properties, Inc. (REIT)	44,673	434,668
Sunstone Hotel Investors, Inc. (REIT)	101,578	1,321,530
Tanger Factory Outlet Centers, Inc. (REIT)	38,969	787,953
Terreno Realty Corp. (REIT)	25,468	895,710
Tier REIT, Inc. (REIT)	22,935	473,149
UMH Properties, Inc. (REIT)	13,985	165,582
Universal Health Realty Income Trust (REIT)	5,326	326,857
Urban Edge Properties (REIT)	46,641	775,173
Urstadt Biddle Properties, Inc. (REIT), Class A	12,154	233,600
Washington Prime Group, Inc. (REIT)	82,263	399,798
Washington REIT (REIT)	35,428	814,844
Whitestone REIT (REIT)	18,642	228,551
Xenia Hotels & Resorts, Inc. (REIT)	48,062	826,666

		52,083,853

Real Estate Management & Development (0.5%)
Altisource Portfolio Solutions SA (x)*	4,487	100,913
American Realty Investors, Inc. (x)*	860	10,380
Consolidated-Tomoka Land Co.	1,343	70,508
Cushman & Wakefield plc*	20,031	289,849
Essential Properties Realty Trust, Inc. (REIT)	16,393	226,879
Forestar Group, Inc.*	6,725	93,141
FRP Holdings, Inc.*	3,204	147,416
HFF, Inc., Class A	16,226	538,054
Kennedy-Wilson Holdings, Inc.	54,624	992,518
Marcus & Millichap, Inc.*	8,446	289,951
Maui Land & Pineapple Co., Inc.*	2,336	23,173
Newmark Group, Inc., Class A	63,701	510,882
RE/MAX Holdings, Inc., Class A	7,845	241,234
Redfin Corp. (x)*	33,522	482,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
RMR Group, Inc. (The), Class A	3,346	$177,606
St Joe Co. (The)*	17,506	230,554
Stratus Properties, Inc.*	2,102	50,406
Tejon Ranch Co.*	8,624	142,986
Transcontinental Realty Investors, Inc.*	751	21,268
Trinity Place Holdings, Inc.*	6,698	29,069

		4,669,504

Total Real Estate		56,753,357

Utilities (3.5%)
Electric Utilities (1.1%)
ALLETE, Inc.	22,207	1,692,617
El Paso Electric Co.	18,230	913,870
IDACORP, Inc.	21,715	2,020,798
MGE Energy, Inc.	15,479	928,121
Otter Tail Corp.	17,236	855,595
PNM Resources, Inc.	34,600	1,421,714
Portland General Electric Co.	38,934	1,785,124
Spark Energy, Inc., Class A (x)	4,934	36,660

		9,654,499

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	6,615	537,799
New Jersey Resources Corp.	38,478	1,757,290
Northwest Natural Holding Co.	12,425	751,215
ONE Gas, Inc.	22,681	1,805,408
RGC Resources, Inc.	2,556	76,578
South Jersey Industries, Inc. (x)	37,437	1,040,749
Southwest Gas Holdings, Inc.	21,158	1,618,587
Spire, Inc.	21,195	1,570,126

		9,157,752

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	39,741	86,238
Clearway Energy, Inc., Class A	14,844	251,161
Clearway Energy, Inc., Class C	31,608	545,238
Ormat Technologies, Inc. (x)	17,547	917,708
Pattern Energy Group, Inc., Class A	37,347	695,401
TerraForm Power, Inc., Class A	31,979	358,804

		2,854,550

Multi-Utilities (0.5%)
Avista Corp.	28,148	1,195,727
Black Hills Corp.	23,526	1,476,963
NorthWestern Corp.	22,130	1,315,407
Unitil Corp.	6,155	311,689

		4,299,786

Water Utilities (0.5%)
American States Water Co.	16,200	1,086,048
AquaVenture Holdings Ltd.*	5,722	108,088
Artesian Resources Corp., Class A	2,782	97,008
Cadiz, Inc. (x)*	8,044	82,853
California Water Service Group	21,870	1,042,324
Connecticut Water Service, Inc.	5,167	345,517
Consolidated Water Co. Ltd.	5,889	68,666
Global Water Resources, Inc.	4,177	42,355
Middlesex Water Co.	6,776	361,500
Pure Cycle Corp.*	5,560	55,211
SJW Group	7,520	418,262
York Water Co. (The)	4,345	139,301

		3,847,133

Total Utilities		29,813,720

Total Common Stocks (90.5%) (Cost $681,514,184)		778,460,743

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	13,800	—

Total Communication Services		—

Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	12,267	18,400

Total Consumer Staples		18,400

Financials (0.0%)
Diversified Financial Services (0.0%)
NewStar Financial, Inc., CVR (r)*	3,900	1,441

Total Financials		1,441

Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	7,999	1,080
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

Total Health Care		1,080

Total Rights (0.0%) (Cost $6,485)		20,921

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (3.4%)
JPMorgan Prime Money Market Fund, IM Shares	29,030,034	29,032,937

	Principal Amount	Value (Note 1)
Repurchase Agreements (5.0%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $6,503,362, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $6,852,859. (xx)	$6,500,000	6,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $597,462, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $609,411. (xx)	$597,366	$597,366
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $7,003,525, collateralized by various Common Stocks; total market value $7,793,253. (xx)	7,000,000	7,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $7,801,109, collateralized by various Common Stocks; total market value $8,683,056. (xx)	7,800,000	7,800,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,700,526, collateralized by various Common Stocks; total market value $4,118,885. (xx)	3,700,000	3,700,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,000,164, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,020,000. (xx)	1,000,000	1,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $8,003,749, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $8,160,000. (xx)	8,000,000	8,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $2,501,172, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $2,550,000. (xx)	2,500,000	2,500,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $6,002,987, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $6,572,855. (xx)	6,000,000	6,000,000

Total Repurchase Agreements		43,097,366

Total Short-Term Investments (8.4%) (Cost $72,134,674)		72,130,303

Total Investments in Securities (98.9%) (Cost $753,655,343)		850,611,967
Other Assets Less Liabilities (1.1%)		9,667,599

Net Assets (100%)		$860,279,566

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $20,815 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $49,616,409. This was collateralized by $8,146,377 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $43,097,366 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc.	2,508	56,054	—	—	—	(2,734)	53,320	1,003	—
PennyMac Mortgage Investment Trust (REIT)	18,126	291,011	16,298	(15,350)	77	45,470	337,506	34,053	—

Total		347,065	16,298	(15,350)	77	42,736	390,826	35,056	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	249	3/2019	USD	16,795,050	5,673

					5,673

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$25,838,372	$—	$—		$25,838,372
Consumer Discretionary	94,931,134	—	—		94,931,134
Consumer Staples	22,394,690	—	—		22,394,690
Energy	27,443,094	—	—		27,443,094
Financials	141,381,284	—	—		141,381,284
Health Care	121,120,802	—	—		121,120,802
Industrials	115,385,275	—	—		115,385,275
Information Technology	114,517,144	—	—		114,517,144
Materials	28,881,871	—	—		28,881,871
Real Estate	56,753,357	—	—		56,753,357
Utilities	29,813,720	—	—		29,813,720
Futures	5,673	—	—		5,673
Rights
Communication Services	—	—	—	(a)	—	(a)
Consumer Staples	—	—	18,400		18,400
Financials	—	—	1,441		1,441
Health Care	—	—	1,080		1,080
Short-Term Investments
Investment Company	29,032,937	—	—		29,032,937
Repurchase Agreements	—	43,097,366	—		43,097,366

Total Assets	$807,499,353	$43,097,366	$20,921		$850,617,640

Total Liabilities	$—	$—	$—		$—

Total	$807,499,353	$43,097,366	$20,921		$850,617,640

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,673	*

Total		$5,673

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(14,217,031)	$(14,217,031)

Total	$(14,217,031)	$(14,217,031)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(809,388)	$(809,388)

Total	$(809,388)	$(809,388)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $88,833,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$185,901,011
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 34%)*	$207,051,311

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$220,378,102
Aggregate gross unrealized depreciation	(124,416,836)

Net unrealized appreciation	$95,961,266

Federal income tax cost of investments in securities and derivative instruments, if applicable	$754,656,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $398,708)	$390,826
Unaffiliated Issuers (Cost $710,159,269)	807,123,775
Repurchase Agreements (Cost $43,097,366)	43,097,366
Cash	49,355,774
Cash held as collateral at broker for futures	2,458,400
Dividends, interest and other receivables	1,185,861
Receivable for securities sold	440,163
Due from Custodian	268,871
Due from broker for futures variation margin	124,068
Securities lending income receivable	62,022
Receivable for Portfolio shares sold	8,647
Other assets	4,177

Total assets	904,519,950

LIABILITIES
Payable for return of collateral on securities loaned	43,097,366
Payable for Portfolio shares redeemed	373,204
Investment management fees payable	314,004
Payable for securities purchased	279,972
Administrative fees payable	89,865
Accrued expenses	85,973

Total liabilities	44,240,384

NET ASSETS	$860,279,566

Net assets were comprised of:
Paid in capital	$774,623,828
Total distributable earnings (loss)	85,655,738

Net assets	$860,279,566

Class K
Net asset value, offering and redemption price per share, $860,279,566 / 84,225,787 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.21

(x)	Includes value of securities on loan of $49,616,409.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($35,056 of dividend income received from affiliates) (net of $3,265 foreign withholding tax)	$12,021,513
Income from non-cash dividends	1,308,081
Interest	640,219
Securities lending (net)	1,429,675

Total income	15,399,488

EXPENSES
Investment management fees	4,476,811
Administrative fees	1,204,127
Custodian fees	103,000
Printing and mailing expenses	83,254
Professional fees	68,404
Trustees’ fees	24,068
Miscellaneous	36,290

Gross expenses	5,995,954
Less: Waiver from investment manager	(30,137)

Net expenses	5,965,817

NET INVESTMENT INCOME (LOSS)	9,433,671

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($77 of realized gain (loss) from affiliates)	77,754,094
Futures contracts	(14,217,031)

Net realized gain (loss)	63,537,063

Change in unrealized appreciation (depreciation) on:
Investments in securities ($42,736 of change in unrealized appreciation (depreciation) from affiliates)	(175,802,651)
Futures contracts	(809,388)

Net change in unrealized appreciation (depreciation)	(176,612,039)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(113,074,976)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(103,641,305)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,433,671	$7,433,826
Net realized gain (loss)	63,537,063	59,480,791
Net change in unrealized appreciation (depreciation)	(176,612,039)	60,980,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(103,641,305)	127,895,009

Distributions to shareholders: (a)
Class K	(87,233,675)	(76,648,084)

Tax return of capital:
Class K	(488,653)	—

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 5,998,745 and 211,203 shares, respectively ]	63,727,477	2,642,948
Capital shares issued in reinvestment of dividends and distributions [ 7,962,571 and 6,085,959 shares, respectively ]	87,722,328	76,648,084
Capital shares repurchased [ (7,602,987) and (6,977,039) shares, respectively ]	(101,123,354)	(89,099,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	50,326,451	(9,808,234)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,037,182)	41,438,691
NET ASSETS:
Beginning of year	1,001,316,748	959,878,057

End of year (b)	$860,279,566	$1,001,316,748

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $8,278,742 for Class K; and dividends from net realized capital gains of $68,369,342 for Class K. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,109,235 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡	Year Ended December 31, 2014
Net asset value, beginning of year	$12.40	$13.10

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.02)
Net realized and unrealized gain (loss)	0.66	0.52

Total from investment operations	0.66	0.50

Less distributions:
Distributions from net realized gains	—	(1.20)

Net asset value, end of year	$13.06	$12.40

Total return (b)	5.32%	4.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$2
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%	0.91%
Before waivers and reimbursements (a)(f)	0.87%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.11)%	(0.15)%
Before waivers and reimbursements (a)(f)	(0.11)%	(0.15)%
Portfolio turnover rate^	29%	15%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.86	$12.22	$10.59	$12.42	$13.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.10	0.10	0.06	0.02
Net realized and unrealized gain (loss)	(1.57)	1.59	2.09	(0.66)	0.53

Total from investment operations	(1.44)	1.69	2.19	(0.60)	0.55

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.11)	(0.06)	(0.03)
Distributions from net realized gains	(1.07)	(0.93)	(0.45)	(1.17)	(1.20)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(1.21)	(1.05)	(0.56)	(1.23)	(1.23)

Net asset value, end of year	$10.21	$12.86	$12.22	$10.59	$12.42

Total return	(11.83)%	14.08%	20.71%	(4.74)%	4.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$860,280	$1,001,317	$959,878	$888,430	$1,083,788
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.61%	0.61%	0.63%
Before waivers and reimbursements (f)	0.60%	0.61%	0.62%	0.61%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.95%	0.77%	0.94%	0.45%	0.14%
Before waivers and reimbursements (f)	0.95%	0.76%	0.93%	0.44%	0.14%
Portfolio turnover rate^	21%	13%	14%	29%	15%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(10.50)%
Russell Midcap® Value Index	(10.52)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (10.50)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned (10.52)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	23.4%
Industrials	16.4
Health Care	9.1
Utilities	8.8
Consumer Discretionary	7.9
Energy	7.7
Consumer Staples	7.5
Information Technology	6.1
Real Estate	4.4
Materials	4.2
Exchange Traded Fund	1.8
Repurchase Agreement	0.3
Cash and Other	2.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$895.00	$1.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.07

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.00%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.9%)
Auto Components (1.1%)
Aptiv plc	8,797	$541,631
BorgWarner, Inc.	65,523	2,276,269

		2,817,900

Automobiles (1.5%)
Honda Motor Co. Ltd. (ADR)	88,089	2,329,954
Thor Industries, Inc.	31,576	1,641,952

		3,971,906

Distributors (0.8%)
Genuine Parts Co.	23,173	2,225,071

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	36,011	1,775,343
Sodexo SA	23,509	2,404,357

		4,179,700

Household Durables (1.2%)
PulteGroup, Inc.	118,549	3,081,089

Multiline Retail (0.7%)
Target Corp.	26,317	1,739,291

Specialty Retail (1.0%)
Advance Auto Parts, Inc.	17,244	2,715,240

Total Consumer Discretionary		20,730,197

Consumer Staples (7.5%)
Beverages (0.5%)
Molson Coors Brewing Co., Class B	23,893	1,341,831

Food & Staples Retailing (1.0%)
Sysco Corp.	41,699	2,612,859

Food Products (4.9%)
Conagra Brands, Inc.	127,212	2,717,248
JM Smucker Co. (The)	14,318	1,338,590
Kellogg Co.	27,218	1,551,698
Mondelez International, Inc., Class A	82,030	3,283,661
Orkla ASA	486,189	3,823,132

		12,714,329

Household Products (1.1%)
Kimberly-Clark Corp.	25,091	2,858,869

Total Consumer Staples		19,527,888

Energy (7.7%)
Energy Equipment & Services (2.4%)
Baker Hughes a GE Co.	135,604	2,915,486
Halliburton Co.	72,277	1,921,123
National Oilwell Varco, Inc.	58,110	1,493,427

		6,330,036

Oil, Gas & Consumable Fuels (5.3%)
Anadarko Petroleum Corp.	43,071	1,888,233
Cimarex Energy Co.	35,079	2,162,620
Devon Energy Corp.	107,170	2,415,612
EQT Corp.	104,218	1,968,678
Equitrans Midstream Corp.*	83,375	1,669,168
Imperial Oil Ltd.	45,503	1,152,907
Noble Energy, Inc.	138,773	2,603,381

		13,860,599

Total Energy		20,190,635

Financials (23.4%)
Banks (10.6%)
Bank of Hawaii Corp.	10,346	696,493
BB&T Corp.	132,856	5,755,322
Comerica, Inc.	11,898	817,274
Commerce Bancshares, Inc.	50,906	2,869,571
First Hawaiian, Inc.	132,534	2,983,340
M&T Bank Corp.	25,044	3,584,548
Prosperity Bancshares, Inc.	22,695	1,413,898
SunTrust Banks, Inc.	56,481	2,848,902
UMB Financial Corp.	59,912	3,652,835
Westamerica Bancorp (x)	54,055	3,009,782

		27,631,965

Capital Markets (6.5%)
Ameriprise Financial, Inc.	34,631	3,614,437
Invesco Ltd.	250,818	4,198,693
Northern Trust Corp.	85,290	7,129,391
State Street Corp.	33,396	2,106,286

		17,048,807

Insurance (5.3%)
Aflac, Inc.	37,285	1,698,704
Arthur J Gallagher & Co.	15,207	1,120,756
Brown & Brown, Inc.	54,877	1,512,410
Chubb Ltd.	30,756	3,973,060
ProAssurance Corp.	32,780	1,329,557
Reinsurance Group of America, Inc.	18,517	2,596,639
Torchmark Corp.	11,934	889,441
Travelers Cos., Inc. (The)	6,728	805,678

		13,926,245

Thrifts & Mortgage Finance (1.0%)
Capitol Federal Financial, Inc.	214,636	2,740,902

Total Financials		61,347,919

Health Care (9.1%)
Health Care Equipment & Supplies (4.6%)
Hologic, Inc.*	42,524	1,747,736
Siemens Healthineers AG (m)*	31,127	1,303,274
Zimmer Biomet Holdings, Inc.	85,885	8,907,992

		11,959,002

Health Care Providers & Services (3.7%)
Cardinal Health, Inc.	85,515	3,813,969
McKesson Corp.	26,192	2,893,431
Quest Diagnostics, Inc.	37,145	3,093,064

		9,800,464

Health Care Technology (0.8%)
Cerner Corp.*	39,287	2,060,210

Total Health Care		23,819,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrials (16.4%)
Aerospace & Defense (0.4%)
Textron, Inc.	22,075	$1,015,229

Airlines (1.3%)
Southwest Airlines Co.	73,255	3,404,892

Building Products (1.6%)
Johnson Controls International plc	138,805	4,115,568

Commercial Services & Supplies (0.6%)
Republic Services, Inc.	23,746	1,711,849

Electrical Equipment (5.9%)
Eaton Corp. plc	37,584	2,580,518
Emerson Electric Co.	38,595	2,306,051
Hubbell, Inc.	65,960	6,552,466
nVent Electric plc	85,730	1,925,496
Schneider Electric SE	31,861	2,168,365

		15,532,896

Machinery (4.1%)
Atlas Copco AB, Class B*	96,167	2,108,468
Cummins, Inc.	25,020	3,343,673
IMI plc	235,402	2,823,756
Ingersoll-Rand plc	7,533	687,236
PACCAR, Inc.	28,878	1,650,089

		10,613,222

Road & Rail (1.1%)
Heartland Express, Inc.	152,186	2,785,004

Trading Companies & Distributors (1.4%)
MSC Industrial Direct Co., Inc., Class A	47,281	3,636,855

Total Industrials		42,815,515

Information Technology (6.1%)
Electronic Equipment, Instruments & Components (1.0%)
TE Connectivity Ltd.	36,313	2,746,352

Semiconductors & Semiconductor Equipment (4.4%)
Applied Materials, Inc.	49,622	1,624,624
Lam Research Corp.	15,485	2,108,592
Maxim Integrated Products, Inc.	71,842	3,653,166
Microchip Technology, Inc. (x)	37,300	2,682,616
Teradyne, Inc.	42,570	1,335,847

		11,404,845

Technology Hardware, Storage & Peripherals (0.7%)
HP, Inc.	89,900	1,839,354

Total Information Technology		15,990,551

Materials (4.2%)
Containers & Packaging (4.2%)
Graphic Packaging Holding Co.	339,449	3,611,737
Sonoco Products Co.	69,421	3,688,338
Westrock Co.	98,568	3,721,928

Total Materials		11,022,003

Real Estate (4.4%)
Equity Real Estate Investment Trusts (REITs) (4.4%)
American Tower Corp. (REIT)	6,601	1,044,212
Empire State Realty Trust, Inc. (REIT), Class A	74,973	1,066,866
MGM Growth Properties LLC (REIT), Class A	98,939	2,612,979
Piedmont Office Realty Trust, Inc. (REIT), Class A	126,202	2,150,482
Weyerhaeuser Co. (REIT)	214,521	4,689,429

Total Real Estate		11,563,968

Utilities (8.8%)
Electric Utilities (4.6%)
Edison International	32,642	1,853,086
Eversource Energy	26,394	1,716,666
Pinnacle West Capital Corp.	39,217	3,341,289
Xcel Energy, Inc.	102,401	5,045,297

		11,956,338

Gas Utilities (1.5%)
Atmos Energy Corp.	20,815	1,929,967
Spire, Inc.	27,647	2,048,089

		3,978,056

Multi-Utilities (2.7%)
Ameren Corp.	43,881	2,862,358
NorthWestern Corp.	70,117	4,167,754

		7,030,112

Total Utilities		22,964,506

Total Common Stocks (95.5%) (Cost $280,900,561)		249,972,858

EXCHANGE TRADED FUND (ETF):
Equity (1.8%)
iShares Russell Mid-Cap Value ETF	61,651	4,707,054

Total Exchange Traded Fund (1.8%) (Cost $5,286,690)		4,707,054

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (0.3%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $759,545, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $774,736. (xx)	$759,423	759,423

Total Short-Term Investment (0.3%) (Cost $759,423)		759,423

Total Investments in Securities (97.6%) (Cost $286,946,674)		255,439,335
Other Assets Less Liabilities (2.4%)		6,296,812

Net Assets (100%)		$261,736,147

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $1,303,274 or 0.5% of net assets.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $767,901. This was collateralized by $23,385 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.125%, maturing 2/7/19 - 2/15/48 and by cash of $759,423 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	5,693,046	USD	51,932	Bank of America	3/29/2019	377
NOK	1,142,004	USD	131,476	Goldman Sachs	3/29/2019	1,099
SEK	418,519	USD	46,572	Goldman Sachs	3/29/2019	976
USD	985,986	CAD	1,320,945	Morgan Stanley	3/29/2019	16,498

Total unrealized appreciation						18,950

USD	4,979,968	EUR	4,327,878	Credit Suisse	3/29/2019	(14,723)
USD	2,402,167	GBP	1,888,866	JPMorgan Chase Bank	3/29/2019	(15,418)
USD	1,392,080	JPY	155,458,901	Bank of America	3/29/2019	(36,287)
USD	3,300,414	NOK	28,746,602	Goldman Sachs	3/29/2019	(36,769)
USD	1,775,652	SEK	15,978,916	Goldman Sachs	3/29/2019	(39,719)

Total unrealized depreciation						(142,916)

Net unrealized depreciation						(123,966)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$18,325,840	$2,404,357	$—	$20,730,197
Consumer Staples	15,704,756	3,823,132	—	19,527,888
Energy	20,190,635	—	—	20,190,635
Financials	61,347,919	—	—	61,347,919
Health Care	22,516,402	1,303,274	—	23,819,676
Industrials	35,714,926	7,100,589	—	42,815,515
Information Technology	15,990,551	—	—	15,990,551
Materials	11,022,003	—	—	11,022,003
Real Estate	11,563,968	—	—	11,563,968
Utilities	22,964,506	—	—	22,964,506

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Exchange Traded Fund	$4,707,054	$—	$—	$4,707,054
Forward Currency Contracts	—	18,950	—	18,950
Short-Term Investment
Repurchase Agreement	—	759,423	—	759,423

Total Assets	$240,048,560	$15,409,725	$—	$255,458,285

Liabilities:
Forward Currency Contracts	$—	$(142,916)	$—	$(142,916)

Total Liabilities	$—	$(142,916)	$—	$(142,916)

Total	$240,048,560	$15,266,809	$—	$255,315,369

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$18,950

Total		$18,950

	Liability Derivatives
Foreign exchange contracts	Payables	$(142,916)

Total		$(142,916)

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$115,555	$115,555

Total	$115,555	$115,555

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(123,966)	$(123,966)

Total	$(123,966)	$(123,966)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $15,230,000 for two months during the period ended December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$377	$(377)	$—	$—
Goldman Sachs	2,075	(2,075)	—	—
Morgan Stanley	16,498	—	—	16,498

Total	$18,950	$(2,452)	$—	$16,498

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$36,287	$(377)	$—	$35,910
Credit Suisse	14,723			14,723
Goldman Sachs	76,488	(2,075)	—	74,413
JPMorgan Chase Bank	15,418	—	—	15,418

Total	$142,916	$(2,452)	$—	$140,464

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$38,394,352
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$31,199,555

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,246,021
Aggregate gross unrealized depreciation	(33,042,588)

Net unrealized depreciation	$(31,796,567)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$287,111,936

For the period ended December 31, 2018, the Portfolio incurred approximately $2,896 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $286,187,251)	$254,679,912
Repurchase Agreements (Cost $759,423)	759,423
Cash	8,052,220
Receivable for securities sold	822,515
Dividends, interest and other receivables	614,968
Receivable for Portfolio shares sold	261,306
Deferred offering cost	45,428
Unrealized appreciation on forward foreign currency contracts	18,950
Securities lending income receivable	940
Other assets	350

Total assets	265,256,012

LIABILITIES
Payable for securities purchased	2,167,295
Payable for return of collateral on securities loaned	759,423
Payable for Portfolio shares redeemed	207,224
Unrealized depreciation on forward foreign currency contracts	142,916
Investment management fees payable	109,914
Distribution fees payable – Class IB	57,549
Administrative fees payable	22,136
Accrued expenses	53,408

Total liabilities	3,519,865

NET ASSETS	$261,736,147

Net assets were comprised of:
Paid in capital	$293,541,860
Total distributable earnings (loss)	(31,805,713)

Net assets	$261,736,147

Class IB
Net asset value, offering and redemption price per share, $261,736,147 / 14,336,903 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.26

(x)	Includes value of securities on loan of $767,901.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $950 foreign withholding tax)	$1,759,598
Interest	16,295
Securities lending (net)	2,342

Total income	1,778,235

EXPENSES
Investment management fees	487,923
Distribution fees – Class IB	135,534
Administrative fees	51,800
Professional fees	36,293
Printing and mailing expenses	22,259
Offering costs	10,971
Custodian fees	5,500
Trustees’ fees	1,315
Miscellaneous	699

Gross expenses	752,294
Less: Waiver from investment manager	(213,815)

Net expenses	538,479

NET INVESTMENT INCOME (LOSS)	1,239,756

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(320,610)
Forward foreign currency contracts	115,555
Foreign currency transactions	(830)

Net realized gain (loss)	(205,885)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(31,507,339)
Forward foreign currency contracts	(123,966)
Foreign currency translations	(118)

Net change in unrealized appreciation (depreciation)	(31,631,423)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,837,308)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,597,552)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,239,756
Net realized gain (loss)	(205,885)
Net change in unrealized appreciation (depreciation)	(31,631,423)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,597,552)

Distributions to shareholders:
Class IB	(1,354,666)

Tax Return of Capital:
Class IB	(229,137)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 872,438 shares]	17,506,281
Capital shares sold in-kind (Note 8) [ 13,623,602 shares]	279,556,309
Capital shares issued in reinvestment of dividends [ 82,925 shares]	1,583,803
Capital shares repurchased [ (242,062) shares]	(4,728,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	293,917,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	261,736,147
NET ASSETS:
Beginning of period	—

End of period	$261,736,147

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$20.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09
Net realized and unrealized gain (loss)	(2.24)

Total from investment operations	(2.15)

Less distributions:
Dividends from net investment income	(0.09)
Return of capital	(0.02)

Total dividends and distributions	(0.11)

Net asset value, end of period	$18.26

Total return (b)	(10.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$261,736
Ratio of expenses to average net assets:
After waivers (a)(f)	1.00	%(j)
Before waivers (a)(f)	1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.29	%(l)
Before waivers (a)(f)	1.95	%(l)
Portfolio turnover rate^	11	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(7.99)%	3.85%	10.44%
Portfolio – Class IB Shares	(8.01)	3.84	10.36
Portfolio – Class K Shares*	(7.78)	4.11	10.51
Russell 1000® Value Index	(8.27)	5.95	11.18

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (8.01)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned (8.27)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The largest contributor to relative performance during the quarter was stock selection in communication services. Notably, overweight positions in Telephone and Data Systems and Verizon Communications generated positive results.

•	This was followed by stock selection in the utilities sector where idiosyncratic opportunity in FirstEnergy and AES drove outperformance.

•	Lastly, an overweight exposure and stock selection in the information technology sector, specifically an overweight position in Cisco Systems, added value.

What hurt performance during the year:

•	The largest detractor during the period was stock selection in consumer staples, where positioning in food and beverage names detracted from relative performance.

•	Stock selection in the financials sector also weighed on relative results during the annual period. This was driven primarily by positioning in banks and insurance holdings.

•

Finally, while an overweight allocation benefited relative performance, stock selection in the sector hurt relative results. In particular, this was driven by overweight positions in Zimmer Biomet Holdings and Laboratory Corporation of America.

Portfolio Positioning and Outlook

We expect the current U.S. economic expansion to grind forward, albeit at a slower rate in 2019, with low near-term risk of a domestic recession. Our base case is for a moderation in U.S. growth as interest rates rise and the business cycle ages another year. Fears in regard to economic uncertainty are real, however, and bouts of higher volatility and declining asset prices can be unnerving for investors. It is especially important during these periods to exercise prudence. At this stage of the cycle it is also important to focus on cost pressures and margin sustainability at the individual company level. Adhering to these tenants provides us a clear roadmap for discerning fundamental truths about companies and their future earnings power.

As fundamental, bottom-up stock pickers, we are focused on company specific idiosyncratic drivers of return. We continue to see opportunity in our value universe and build our portfolio around high conviction positions. We remain confident that our disciplined value-based process, focused on quality businesses purchased at the right price, will generate alpha over a full market cycle.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	20.8%
Health Care	19.7
Communication Services	10.9
Information Technology	10.1
Energy	9.2
Consumer Staples	9.0
Utilities	7.5
Industrials	4.7
Materials	2.6
Consumer Discretionary	2.2
Investment Company	0.7
Repurchase Agreements	0.5
Cash and Other	2.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$918.70	$4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.83
Class IB
Actual	1,000.00	918.40	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.83
Class K
Actual	1,000.00	919.90	3.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.69	3.56

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.9%)
Diversified Telecommunication Services (4.4%)
Verizon Communications, Inc.	1,173,726	$65,986,876

Media (4.8%)
Comcast Corp., Class A	1,108,530	37,745,447
DISH Network Corp., Class A*	417,320	10,420,480
Interpublic Group of Cos., Inc. (The)	1,112,078	22,942,169

		71,108,096

Wireless Telecommunication Services (1.7%)
Telephone & Data Systems, Inc.	712,499	23,184,717
United States Cellular Corp.*	50,500	2,624,485

		25,809,202

Total Communication Services		162,904,174

Consumer Discretionary (2.2%)
Auto Components (0.7%)
Lear Corp.	87,606	10,763,273

Multiline Retail (0.9%)
Dollar Tree, Inc.*	149,950	13,543,484

Specialty Retail (0.6%)
Lowe’s Cos., Inc.	94,923	8,767,089

Total Consumer Discretionary		33,073,846

Consumer Staples (9.0%)
Beverages (2.9%)
Molson Coors Brewing Co., Class B	771,429	43,323,453

Food & Staples Retailing (2.5%)
Kroger Co. (The)	448,033	12,320,907
Walgreens Boots Alliance, Inc.	359,187	24,543,248

		36,864,155

Food Products (3.6%)
JM Smucker Co. (The)	242,368	22,658,984
Kellogg Co.	545,714	31,111,155

		53,770,139

Total Consumer Staples		133,957,747

Energy (9.2%)
Oil, Gas & Consumable Fuels (9.2%)
BP plc (ADR)	548,770	20,809,358
ConocoPhillips	443,237	27,635,827
Devon Energy Corp.	360,353	8,122,357
Marathon Oil Corp.	267,592	3,837,269
Marathon Petroleum Corp.	194,141	11,456,261
Royal Dutch Shell plc (ADR), Class A (x)	185,264	10,795,333
Suncor Energy, Inc.	1,009,994	28,249,532
Williams Cos., Inc. (The)	1,152,641	25,415,734

Total Energy		136,321,671

Financials (20.8%)
Banks (11.9%)
Citigroup, Inc.	618,425	32,195,205
JPMorgan Chase & Co.	660,946	64,521,548
Regions Financial Corp.	1,629,162	21,798,188
Wells Fargo & Co.	1,278,609	58,918,303

		177,433,244

Capital Markets (3.1%)
E*TRADE Financial Corp.	287,673	12,623,091
Morgan Stanley	504,890	20,018,889
Nasdaq, Inc.	35,932	2,930,973
State Street Corp.	165,853	10,460,349

		46,033,302

Consumer Finance (1.5%)
Ally Financial, Inc.	321,268	7,279,933
Capital One Financial Corp.	154,847	11,704,884
SLM Corp.*	429,351	3,567,907

		22,552,724

Insurance (4.3%)
American International Group, Inc.	238,686	9,406,615
Assured Guaranty Ltd.	327,920	12,552,778
Brighthouse Financial, Inc.*	216,098	6,586,667
Hartford Financial Services Group, Inc. (The)	462,679	20,566,082
Lincoln National Corp.	287,597	14,756,602

		63,868,744

Total Financials		309,888,014

Health Care (19.7%)
Biotechnology (2.0%)
Biogen, Inc.*	29,009	8,729,388
Gilead Sciences, Inc.	342,077	21,396,917

		30,126,305

Health Care Equipment & Supplies (7.6%)
Baxter International, Inc.	316,833	20,853,948
Koninklijke Philips NV (NYRS)	659,187	23,144,056
Medtronic plc	243,206	22,122,018
Zimmer Biomet Holdings, Inc.	458,384	47,543,588

		113,663,610

Health Care Providers & Services (1.6%)
Laboratory Corp. of America Holdings*	183,021	23,126,533

Pharmaceuticals (8.5%)
Elanco Animal Health, Inc. (x)*	85,226	2,687,176
Novartis AG (ADR)	554,493	47,581,044
Pfizer, Inc.	1,765,031	77,043,604

		127,311,824

Total Health Care		294,228,272

Industrials (4.7%)
Building Products (0.9%)
Masco Corp.	459,390	13,432,564

Electrical Equipment (2.3%)
ABB Ltd. (ADR)	1,200,780	22,826,828
Hubbell, Inc.	114,234	11,348,005

		34,174,833

Industrial Conglomerates (0.2%)
General Electric Co.	459,287	3,476,803

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Road & Rail (1.3%)
Norfolk Southern Corp.	127,012	$18,993,374

Total Industrials		70,077,574

Information Technology (10.1%)
Communications Equipment (4.6%)
Cisco Systems, Inc.	1,570,090	68,032,000

Semiconductors & Semiconductor Equipment (3.3%)
QUALCOMM, Inc.	865,785	49,271,824

Software (1.0%)
Oracle Corp.	346,793	15,657,704

Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	113,530	17,908,222

Total Information Technology		150,869,750

Materials (2.6%)
Chemicals (1.0%)
Akzo Nobel NV (ADR)	544,250	14,496,099

Metals & Mining (1.6%)
Freeport-McMoRan, Inc.	1,054,700	10,873,957
Nucor Corp.	249,146	12,908,254

		23,782,211

Total Materials		38,278,310

Utilities (7.5%)
Electric Utilities (4.7%)
Exelon Corp.	817,304	36,860,411
FirstEnergy Corp.	876,162	32,899,883

		69,760,294

Independent Power and Renewable Electricity Producers (2.8%)
AES Corp.	2,850,335	41,215,844

Total Utilities		110,976,138

Total Common Stocks (96.7%) (Cost $1,298,105,088)		1,440,575,496

SHORT-TERM INVESTMENTS:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	10,034,659	10,035,662

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $863,674, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $880,808. (xx)	$863,537	863,537
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $1,000,137, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $1,020,479. (xx)	1,000,000	1,000,000
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,800,290, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,836,470. (xx)	1,800,000	1,800,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $2,200,313, collateralized by various Common Stocks; total market value $2,449,067. (xx)	2,200,000	2,200,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $300,043, collateralized by various Common Stocks; total market value $333,964. (xx)	300,000	300,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,800,295, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,836,000. (xx)	1,800,000	1,800,000

Total Repurchase Agreements		7,963,537

Total Short-Term Investments (1.2%) (Cost $17,999,199)		17,999,199

Total Investments in Securities (97.9%) (Cost $1,316,104,287)		1,458,574,695
Other Assets Less Liabilities (2.1%)		31,474,851

Net Assets (100%)		$1,490,049,546

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $7,813,171. This was collateralized by cash of $7,963,537 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$162,904,174	$—	$—	$162,904,174
Consumer Discretionary	33,073,846	—	—	33,073,846
Consumer Staples	133,957,747	—	—	133,957,747
Energy	136,321,671	—	—	136,321,671
Financials	309,888,014	—	—	309,888,014
Health Care	294,228,272	—	—	294,228,272
Industrials	70,077,574	—	—	70,077,574
Information Technology	150,869,750	—	—	150,869,750
Materials	38,278,310	—	—	38,278,310
Utilities	110,976,138	—	—	110,976,138
Short-Term Investments
Investment Company	10,035,662	—	—	10,035,662
Repurchase Agreements	—	7,963,537	—	7,963,537

Total Assets	$1,450,611,158	$7,963,537	$—	$1,458,574,695

Total Liabilities	$—	$—	$—	$—

Total	$1,450,611,158	$7,963,537	$—	$1,458,574,695

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$601,448,992
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$756,122,806

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$266,282,317
Aggregate gross unrealized depreciation	(135,383,904)

Net unrealized appreciation	$130,898,413

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,327,676,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,308,140,750)	$1,450,611,158
Repurchase Agreements (Cost $7,963,537)	7,963,537
Cash	54,588,000
Dividends, interest and other receivables	1,079,219
Receivable for Portfolio shares sold	523,884
Securities lending income receivable	5,474
Other assets	7,234

Total assets	1,514,778,506

LIABILITIES
Payable for securities purchased	15,028,039
Payable for return of collateral on securities loaned	7,963,537
Investment management fees payable	761,356
Payable for Portfolio shares redeemed	527,525
Distribution fees payable – Class IB	196,911
Administrative fees payable	125,692
Distribution fees payable – Class IA	31,388
Trustees’ fees payable	1,098
Accrued expenses	93,414

Total liabilities	24,728,960

NET ASSETS	$1,490,049,546

Net assets were comprised of:
Paid in capital	$1,366,277,635
Total distributable earnings (loss)	123,771,911

Net assets	$1,490,049,546

Class IA
Net asset value, offering and redemption price per share, $143,367,131 / 7,056,433 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.32

Class IB
Net asset value, offering and redemption price per share, $899,384,593 / 44,142,051 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.37

Class K
Net asset value, offering and redemption price per share, $447,297,822 / 22,023,151 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.31

(x)	Includes value of securities on loan of $7,813,171.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $135,135 foreign withholding tax)	$42,732,707
Interest	476,310
Securities lending (net)	102,071

Total income	43,311,088

EXPENSES
Investment management fees	9,922,943
Distribution fees – Class IB	2,534,813
Administrative fees	1,664,412
Distribution fees – Class IA	410,812
Printing and mailing expenses	137,732
Professional fees	79,508
Custodian fees	64,000
Trustees’ fees	41,901
Miscellaneous	37,300

Gross expenses	14,893,421
Less: Waiver from investment manager	(425,078)

Net expenses	14,468,343

NET INVESTMENT INCOME (LOSS)	28,842,745

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	132,765,390
Net change in unrealized appreciation (depreciation) on investments in securities	(285,992,521)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(153,227,131)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(124,384,386)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,842,745	$22,700,511
Net realized gain (loss)	132,765,390	32,394,714
Net change in unrealized appreciation (depreciation)	(285,992,521)	84,445,874

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(124,384,386)	139,541,099

Distributions to shareholders: (a)
Class IA	(15,937,371)	(2,315,180)
Class IB	(99,760,306)	(13,984,873)
Class K	(51,173,187)	(9,053,197)

Total distributions to shareholders	(166,870,864)	(25,353,250)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 410,579 and 497,639 shares, respectively ]	10,128,992	11,598,159
Capital shares issued in reinvestment of dividends [ 744,396 and 95,137 shares, respectively ]	15,937,371	2,315,180
Capital shares repurchased [ (1,015,997) and (783,395) shares, respectively ]	(25,471,769)	(18,330,220)

Total Class IA transactions	594,594	(4,416,881)

Class IB
Capital shares sold [ 1,646,672 and 2,157,117 shares, respectively ]	40,589,238	50,562,901
Capital shares issued in reinvestment of dividends [ 4,646,396 and 573,227 shares, respectively ]	99,760,306	13,984,873
Capital shares repurchased [ (3,592,044) and (4,565,747) shares, respectively ]	(90,257,037)	(107,695,861)

Total Class IB transactions	50,092,507	(43,148,087)

Class K
Capital shares sold [ 196,697 and 324,279 shares, respectively ]	4,887,300	7,558,834
Capital shares issued in reinvestment of dividends [ 2,391,265 and 372,120 shares, respectively ]	51,173,187	9,053,197
Capital shares repurchased [ (3,604,675) and (8,968,272) shares, respectively ]	(90,911,805)	(212,005,237)

Total Class K transactions	(34,851,318)	(195,393,206)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,835,783	(242,958,174)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(275,419,467)	(128,770,325)
NET ASSETS:
Beginning of year	1,765,469,013	1,894,239,338

End of year (b)	$1,490,049,546	$1,765,469,013

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,315,180, $13,984,873 and $9,053,197 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $357,287 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016	2015		2014
Net asset value, beginning of year	$24.69	$23.16		$19.90	$21.52		$19.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.40	0.28		0.29	0.29		0.24	##
Net realized and unrealized gain (loss)	(2.25)	1.59		3.29	(1.63)		1.69

Total from investment operations	(1.85)	1.87		3.58	(1.34)		1.93

Less distributions:
Dividends from net investment income	(0.41)	(0.34)		(0.32)	(0.28)		(0.23)
Distributions from net realized gains	(2.11)	—		—	—		—

Total dividends and distributions	(2.52)	(0.34)		(0.32)	(0.28)		(0.23)

Net asset value, end of year	$20.32	$24.69		$23.16	$19.90		$21.52

Total return	(7.99)%	8.09	%(jj)	17.99%	(6.19	)%(dd)	9.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$143,367	$170,805		$164,610	$144,862		$148,079
Ratio of expenses to average net assets:
After waivers (f)	0.92%	0.95%		0.95%	0.95%		0.95%
Before waivers (f)	0.95%	0.95%		0.95%	0.95%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.61%	1.19%		1.39%	1.35	%(gg)	1.16	%(aa)
Before waivers (f)	1.58%	1.19%		1.39%	1.35	%(gg)	1.16	%(aa)
Portfolio turnover rate^	36%	43%		34%	49%		41%

	Year Ended December 31,
Class IB	2018	2017		2016	2015		2014
Net asset value, beginning of year	$24.75	$23.22		$19.95	$21.57		$19.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.40	0.28		0.29	0.29		0.24	##
Net realized and unrealized gain (loss)	(2.26)	1.59		3.31	(1.63)		1.69

Total from investment operations	(1.86)	1.87		3.60	(1.34)		1.93

Less distributions:
Dividends from net investment income	(0.41)	(0.34)		(0.33)	(0.28)		(0.23)
Distributions from net realized gains	(2.11)	—		—	—		—

Total dividends and distributions	(2.52)	(0.34)		(0.33)	(0.28)		(0.23)

Net asset value, end of year	$20.37	$24.75		$23.22	$19.95		$21.57

Total return	(8.01)%	8.07	%(kk)	18.00%	(6.17	)%(ee)	9.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$899,385	$1,025,850		$1,004,707	$872,607		$945,860
Ratio of expenses to average net assets:
After waivers (f)	0.92%	0.95%		0.95%	0.95%		0.95%
Before waivers (f)	0.95%	0.95%		0.95%	0.95%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.60%	1.19%		1.38%	1.35	%(hh)	1.15	%(bb)
Before waivers (f)	1.58%	1.19%		1.38%	1.35	%(hh)	1.15	%(bb)
Portfolio turnover rate^	36%	43%		34%	49%		41%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016	2015		2014
Net asset value, beginning of year	$24.69	$23.15		$19.90	$21.51		$19.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.46	0.34		0.34	0.34		0.29	##
Net realized and unrealized gain (loss)	(2.25)	1.60		3.30	(1.62)		1.68

Total from investment operations	(1.79)	1.94		3.64	(1.28)		1.97

Less distributions:
Dividends from net investment income	(0.48)	(0.40)		(0.39)	(0.33)		(0.28)
Distributions from net realized gains	(2.11)	—		—	—		—

Total dividends and distributions	(2.59)	(0.40)		(0.39)	(0.33)		(0.28)

Net asset value, end of year	$20.31	$24.69		$23.15	$19.90		$21.51

Total return	(7.78)%	8.39	%(ll)	18.24%	(5.90	)%(ff)	9.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$447,298	$568,814		$724,922	$748,345		$834,189
Ratio of expenses to average net assets:
After waivers (f)	0.67%	0.70%		0.70%	0.70%		0.70%
Before waivers (f)	0.70%	0.70%		0.70%	0.70%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.86%	1.44%		1.65%	1.60	%(ii)	1.41	%(cc)
Before waivers (f)	1.83%	1.44%		1.65%	1.60	%(ii)	1.41	%(cc)
Portfolio turnover rate^	36%	43%		34%	49%		41%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.21, $0.21, and $0.26 for Class IA, Class IB, and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.01% for income after waivers and reimbursements and 1.00% for income before waivers and reimbursements.

(bb)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.00% for income after waivers and reimbursements and 1.00% for income before waivers and reimbursements.

(cc)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.26% for income after waivers and reimbursements and 1.26% for income before waivers and reimbursements.

(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.33)%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.31)%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.04)%.
(gg)	Includes income resulting from litigation income. Without this income, the ratio would have been 1.21%.
(hh)	Includes income resulting from litigation income. Without this income, the ratio would have been 1.21%.
(ii)	Includes income resulting from litigation income. Without this income, the ratio would have been 1.46%.
(jj)	Includes a litigation payment. Without this payment, the total return would have been 7.96%.
(kk)	Includes a litigation payment. Without this payment, the total return would have been 7.98%.
(ll)	Includes a litigation payment. Without this payment, the total return would have been 8.26%.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.81)%	7.82%	13.65%
Portfolio – Class IB Shares	(4.81)	7.83	13.57
Portfolio – Class K Shares*	(4.61)	8.09	8.71
S&P 500® Index	(4.38)	8.49	13.12

* Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.81)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned (4.38)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the industrials and financials sectors contributed to relative returns.

•	An underweight position in the consumer staples sector helped portfolio results.

•	Shares of Juno Therapeutics soared on news the biotechnology firm would be purchased by its development partner Celgene. Celgene wants to gain access to Juno’s pipeline of cancer drugs.

•	GoDaddy shares rose steadily as the web hosting company consistently beat analysts’ revenue expectations in recent quarterly reports.

•	Pharmaceutical company Eli Lilly traded sharply higher after announcing plans to spin off its animal health unit and reporting strong second-quarter earnings.

•	Shares of household products firm Church & Dwight, maker of Arm & Hammer baking soda, climbed after the company reported strong earnings, which were propelled by recent acquisitions.

What hurt performance during the year:

•	Investments in the consumer discretionary and communication services sectors detracted from results.

•	A below-benchmark position in the health care sector also hurt relative returns.

•	Bluebird bio shares plunged after rival Amgen reported impressive data for a competing myeloma drug.

•	Incyte shares fell after disappointing clinical trial results for a new cancer treatment codeveloped with Merck.

•	Wynn Resorts shares declined after the company reported significant revenue and profit declines from its Wynn Macau casino.

•

Shares of State Street sank after the financial services firm announced it would suspend a share buyback to complete its $2.6 billion acquisition of Charles River Development. The company declined further after reporting disappointing third quarter earnings.

•	ON Semiconductor shares retreated amid concerns of slowing technology equipment demand due to increased trade tensions.

Portfolio Positioning and Outlook

The U.S. economy continues to be one of the world’s strongest, but has shown more signs that it is in the later stages of its economic cycle. Companies continue to add debt to their balance sheets and the effects of tax reform that boosted corporate earnings in 2018 are likely to be less impactful going forward. Some consequences of ongoing trade conflicts are yet to be seen, but will likely contribute to market volatility in the year ahead. Equity valuations, while elevated, have pulled back as a result of market volatility and could provide managers with opportunities to find attractively-valued investment opportunities.

Managers have reduced exposure to the consumer discretionary sector as the economy moves well along in the cycle, taking profits from a sector that has outgained the broader market in recent years. At the same time, the portfolio has increased its exposure to capital markets and banking companies. Managers have also maintained an overweight position in industrials, particularly within the aerospace and defense industry.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	21.2%
Financials	14.8
Industrials	12.5
Health Care	11.4
Communication Services	9.4
Consumer Discretionary	9.1
Energy	7.3
Consumer Staples	5.9
Real Estate	4.3
Utilities	1.9
Repurchase Agreements	1.7
Materials	0.6
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$909.30	$4.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	909.10	4.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class K
Actual	1,000.00	910.20	3.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.4%)
Entertainment (1.3%)
Activision Blizzard, Inc.	44,400	$2,067,708
Netflix, Inc.*	9,350	2,502,621

		4,570,329

Interactive Media & Services (4.1%)
Alphabet, Inc., Class A*	68	71,057
Alphabet, Inc., Class C*	7,279	7,538,205
Facebook, Inc., Class A*	55,500	7,275,495

		14,884,757

Media (4.0%)
CBS Corp. (Non-Voting), Class B	60,800	2,658,176
Charter Communications, Inc., Class A*	26,113	7,441,422
Comcast Corp., Class A	122,700	4,177,935

		14,277,533

Total Communication Services		33,732,619

Consumer Discretionary (9.1%)
Hotels, Restaurants & Leisure (5.5%)
Chipotle Mexican Grill, Inc.*	9,500	4,102,005
Hilton Worldwide Holdings, Inc.	79,000	5,672,200
Starbucks Corp.	28,380	1,827,672
Wynn Resorts Ltd.	37,500	3,709,125
Yum! Brands, Inc.	48,800	4,485,696

		19,796,698

Internet & Direct Marketing Retail (1.5%)
Amazon.com, Inc.*	3,607	5,417,606

Specialty Retail (1.1%)
Ross Stores, Inc.	45,300	3,768,960

Textiles, Apparel & Luxury Goods (1.0%)
NIKE, Inc., Class B	48,642	3,606,318

Total Consumer Discretionary		32,589,582

Consumer Staples (5.9%)
Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	20,900	4,257,539

Food Products (1.8%)
Hormel Foods Corp.	67,900	2,897,972
Mondelez International, Inc., Class A	83,890	3,358,117

		6,256,089

Household Products (1.5%)
Church & Dwight Co., Inc.	82,700	5,438,352

Tobacco (1.4%)
Philip Morris International, Inc.	77,400	5,167,224

Total Consumer Staples		21,119,204

Energy (7.3%)
Energy Equipment & Services (1.6%)
Ensco plc, Class A (x)	378,354	1,346,940
Halliburton Co.	59,775	1,588,820
Schlumberger Ltd.	81,275	2,932,402

		5,868,162

Oil, Gas & Consumable Fuels (5.7%)
Chevron Corp.	20,975	2,281,870
Concho Resources, Inc.*	31,900	3,279,001
ConocoPhillips	20,600	1,284,410
Enbridge, Inc.	114,000	3,543,120
EOG Resources, Inc.	48,400	4,220,964
Occidental Petroleum Corp.	29,300	1,798,434
Williams Cos., Inc. (The)	173,400	3,823,470

		20,231,269

Total Energy		26,099,431

Financials (14.8%)
Banks (4.3%)
Huntington Bancshares, Inc.	278,400	3,318,528
JPMorgan Chase & Co.	48,964	4,779,866
SVB Financial Group*	16,000	3,038,720
Wells Fargo & Co.	90,708	4,179,824

		15,316,938

Capital Markets (5.2%)
Bank of New York Mellon Corp. (The)	41,300	1,943,991
CME Group, Inc.	13,474	2,534,729
Intercontinental Exchange, Inc.	68,200	5,137,506
Moody’s Corp.	19,500	2,730,780
Nasdaq, Inc.	33,700	2,748,909
State Street Corp.	57,400	3,620,218

		18,716,133

Insurance (5.3%)
Aon plc	45,858	6,665,919
Chubb Ltd.	34,431	4,447,797
Marsh & McLennan Cos., Inc.	58,268	4,646,873
RenaissanceRe Holdings Ltd.	23,500	3,141,950

		18,902,539

Total Financials		52,935,610

Health Care (11.4%)
Biotechnology (5.8%)
Agios Pharmaceuticals, Inc.*	68,500	3,158,535
Bluebird Bio, Inc. (x)*	31,500	3,124,800
Incyte Corp.*	42,200	2,683,498
Neurocrine Biosciences, Inc.*	52,400	3,741,884
Seattle Genetics, Inc.*	109,200	6,187,272
Ultragenyx Pharmaceutical, Inc.*	44,400	1,930,512

		20,826,501

Health Care Equipment & Supplies (1.2%)
Danaher Corp.	41,829	4,313,406

Health Care Providers & Services (1.3%)
UnitedHealth Group, Inc.	18,800	4,683,456

Pharmaceuticals (3.1%)
Elanco Animal Health, Inc. (x)*	109,400	3,449,382
Eli Lilly & Co.	64,100	7,417,652

		10,867,034

Total Health Care		40,690,397

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrials (12.5%)
Aerospace & Defense (5.3%)
Boeing Co. (The)	12,300	$3,966,750
Northrop Grumman Corp.	13,500	3,306,150
TransDigm Group, Inc.*	28,100	9,555,686
United Technologies Corp.	21,500	2,289,320

		19,117,906

Commercial Services & Supplies (1.6%)
Waste Connections, Inc.	77,186	5,731,061

Industrial Conglomerates (0.3%)
General Electric Co.	164,900	1,248,293

Machinery (2.3%)
Deere & Co.	19,900	2,968,483
IDEX Corp.	12,709	1,604,638
Wabtec Corp.	49,500	3,477,375

		8,050,496

Professional Services (1.7%)
Equifax, Inc.	35,300	3,287,489
RELX plc (ADR)	132,400	2,716,848

		6,004,337

Road & Rail (1.3%)
CSX Corp.	72,900	4,529,277

Total Industrials		44,681,370

Information Technology (21.2%)
Electronic Equipment, Instruments & Components (0.9%)
Trimble, Inc.*	99,000	3,258,090

IT Services (8.8%)
Accenture plc, Class A	27,946	3,940,666
Euronet Worldwide, Inc.*	59,500	6,091,610
Global Payments, Inc.	44,000	4,537,720
GoDaddy, Inc., Class A*	98,900	6,489,818
Jack Henry & Associates, Inc.	24,381	3,084,684
Visa, Inc., Class A	53,864	7,106,816

		31,251,314

Semiconductors & Semiconductor Equipment (5.7%)
ASML Holding NV (Registered) (NYRS)	31,794	4,947,782
Broadcom, Inc.	42,988	10,930,989
ON Semiconductor Corp.*	266,502	4,399,948

		20,278,719

Software (2.4%)
Micro Focus International plc (ADR) (x)	168,358	2,897,441
Microsoft Corp.	56,600	5,748,862

		8,646,303

Technology Hardware, Storage & Peripherals (3.4%)
Apple, Inc.	37,628	5,935,440
HP, Inc.	67,300	1,376,958
NetApp, Inc.	81,600	4,869,072

		12,181,470

Total Information Technology		75,615,896

Materials (0.6%)
Chemicals (0.6%)
Linde plc	14,800	2,309,392

Total Materials		2,309,392

Real Estate (4.3%)
Equity Real Estate Investment Trusts (REITs) (4.3%)
American Tower Corp. (REIT)	63,695	10,075,912
Crown Castle International Corp. (REIT)	48,800	5,301,144

Total Real Estate		15,377,056

Utilities (1.9%)
Electric Utilities (0.7%)
Edison International	43,300	2,458,141

Independent Power and Renewable Electricity Producers (1.2%)
AES Corp.	286,700	4,145,682

Total Utilities		6,603,823

Total Common Stocks (98.4%) (Cost $277,141,894)		351,754,380

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.7%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $731,186, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $745,691. (xx)	$731,069	731,069
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $3,000,412, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $3,061,436. (xx)	3,000,000	3,000,000
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $200,032, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $204,052. (xx)	200,000	200,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $100,014, collateralized by various Common Stocks; total market value $111,321. (xx)	100,000	100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,000,328, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,040,000. (xx)	$2,000,000	$2,000,000

Total Repurchase Agreements		6,031,069

Total Short-Term Investments (1.7%) (Cost $6,031,069)		6,031,069

Total Investments in Securities (100.1%) (Cost $283,172,963)		357,785,449
Other Assets Less Liabilities (-0.1%)		(412,818)

Net Assets (100%)		$357,372,631

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $8,474,844. This was collateralized by $2,743,111 of various U.S. Government Treasury Securities, ranging from 0.625% - 8.000%, maturing 11/30/19 - 11/15/27 and by cash of $6,031,069 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$33,732,619	$—	$—	$33,732,619
Consumer Discretionary	32,589,582	—	—	32,589,582
Consumer Staples	21,119,204	—	—	21,119,204
Energy	26,099,431	—	—	26,099,431
Financials	52,935,610	—	—	52,935,610
Health Care	40,690,397	—	—	40,690,397
Industrials	44,681,370	—	—	44,681,370
Information Technology	75,615,896	—	—	75,615,896
Materials	2,309,392	—	—	2,309,392
Real Estate	15,377,056	—	—	15,377,056
Utilities	6,603,823	—	—	6,603,823
Short-Term Investments
Repurchase Agreements	—	6,031,069	—	6,031,069

Total Assets	$351,754,380	$6,031,069	$—	$357,785,449

Total Liabilities	$—	$—	$—	$—

Total	$351,754,380	$6,031,069	$—	$357,785,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$121,977,807
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$152,161,932

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,666,428
Aggregate gross unrealized depreciation	(31,037,230)

Net unrealized appreciation	$74,629,198

Federal income tax cost of investments in securities and derivative instruments, if applicable	$283,156,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $277,141,894)	$351,754,380
Repurchase Agreements (Cost $6,031,069)	6,031,069
Cash	5,577,503
Dividends, interest and other receivables	453,009
Receivable for securities sold	88,399
Receivable for Portfolio shares sold	29,438
Securities lending income receivable	1,830
Other assets	1,708

Total assets	363,937,336

LIABILITIES
Payable for return of collateral on securities loaned	6,031,069
Investment management fees payable	177,129
Payable for Portfolio shares redeemed	142,879
Distribution fees payable – Class IB	69,156
Administrative fees payable	30,066
Distribution fees payable – Class IA	8,101
Trustees’ fees payable	2,111
Accrued expenses	104,194

Total liabilities	6,564,705

NET ASSETS	$357,372,631

Net assets were comprised of:
Paid in capital	$275,888,925
Total distributable earnings (loss)	81,483,706

Net assets	$357,372,631

Class IA
Net asset value, offering and redemption price per share, $37,012,995 / 1,662,099 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.27

Class IB
Net asset value, offering and redemption price per share, $316,075,081 / 14,174,968 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.30

Class K
Net asset value, offering and redemption price per share, $4,284,555 / 192,885 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.21

(x)	Includes value of securities on loan of $8,474,844.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $45,916 foreign withholding tax)	$5,917,257
Interest	83,566
Securities lending (net)	54,939

Total income	6,055,762

EXPENSES
Investment management fees	2,649,175
Distribution fees – Class IB	901,481
Administrative fees	395,949
Distribution fees – Class IA	106,311
Professional fees	55,417
Custodian fees	43,000
Printing and mailing expenses	41,222
Trustees’ fees	9,918
Miscellaneous	8,829

Gross expenses	4,211,302
Less: Waiver from investment manager	(270,835)

Net expenses	3,940,467

NET INVESTMENT INCOME (LOSS)	2,115,295

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	44,736,852
Net change in unrealized appreciation (depreciation) on investments in securities	(63,560,289)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(18,823,437)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,708,142)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,115,295	$2,360,249
Net realized gain (loss)	44,736,852	40,395,176
Net change in unrealized appreciation (depreciation)	(63,560,289)	44,015,437

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,708,142)	86,770,862

Distributions to shareholders: (a)
Class IA	(5,013,837)	(2,745,252)
Class IB	(42,713,962)	(21,695,961)
Class K	(567,810)	(254,337)

Total distributions to shareholders	(48,295,609)	(24,695,550)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 76,885 and 220,735 shares, respectively ]	2,112,027	5,707,712
Capital shares issued in reinvestment of dividends and distributions [ 206,703 and 103,815 shares, respectively ]	5,013,837	2,745,252
Capital shares repurchased [ (200,680) and (457,809) shares, respectively ]	(5,536,885)	(12,086,098)

Total Class IA transactions	1,588,979	(3,633,134)

Class IB
Capital shares sold [ 389,184 and 616,668 shares, respectively ]	10,687,322	15,997,575
Capital shares issued in reinvestment of dividends and distributions [ 1,759,241 and 819,515 shares, respectively ]	42,713,962	21,695,961
Capital shares repurchased [ (1,435,295) and (1,581,723) shares, respectively ]	(39,593,571)	(41,035,646)

Total Class IB transactions	13,807,713	(3,342,110)

Class K
Capital shares sold [ 45,380 and 43,213 shares, respectively ]	1,217,551	1,118,542
Capital shares issued in reinvestment of dividends and distributions [ 23,497 and 9,639 shares, respectively ]	567,810	254,337
Capital shares repurchased [ (29,182) and (51,177) shares, respectively ]	(806,349)	(1,311,300)

Total Class K transactions	979,012	61,579

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,375,704	(6,913,665)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,628,047)	55,161,647
NET ASSETS:
Beginning of year	406,000,678	350,839,031

End of year (b)	$357,372,631	$406,000,678

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $262,011, $2,024,492 and $32,086 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $2,483,241, $19,671,469 and $222,251 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $135,500 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016		2015		2014
Net asset value, beginning of year	$26.69	$22.66		$21.07		$20.81		$18.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.16	####	0.16	###	0.10		0.12	##
Net realized and unrealized gain (loss)	(1.20)	5.58		1.62		0.29		1.87

Total from investment operations	(1.06)	5.74		1.78		0.39		1.99

Less distributions:
Dividends from net investment income	(0.16)	(0.16)		(0.19)		(0.13)		(0.14)
Distributions from net realized gains	(3.20)	(1.55)		—		—		—

Total dividends and distributions	(3.36)	(1.71)		(0.19)		(0.13)		(0.14)

Net asset value, end of year	$22.27	$26.69		$22.66		$21.07		$20.81

Total return	(4.81)%	25.39	%(jj)	8.46%		1.87	%(dd)	10.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,013	$42,155		$38,797		$39,601		$40,961
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.97%		0.97%		0.97%		0.97%
Before waivers (f)	1.04%	1.04%		1.04%		1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.52%	0.61	%(mm)	0.74	%(gg)	0.47%		0.64	%(aa)
Before waivers (f)	0.45%	0.54	%(mm)	0.67	%(gg)	0.40%		0.57	%(aa)
Portfolio turnover rate^	31%	28%		20%		31%		27%

	Year Ended December 31,
Class IB	2018	2017		2016		2015		2014
Net asset value, beginning of year	$26.72	$22.68		$21.10		$20.83		$18.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.16	####	0.16	###	0.10		0.12	##
Net realized and unrealized gain (loss)	(1.20)	5.59		1.62		0.30		1.87

Total from investment operations	(1.06)	5.75		1.78		0.40		1.99

Less distributions:
Dividends from net investment income	(0.16)	(0.16)		(0.20)		(0.13)		(0.14)
Distributions from net realized gains	(3.20)	(1.55)		—		—		—

Total dividends and distributions	(3.36)	(1.71)		(0.20)		(0.13)		(0.14)

Net asset value, end of year	$22.30	$26.72		$22.68		$21.10		$20.83

Total return	(4.81)%	25.41	%(kk)	8.40%		1.92	%(ee)	10.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$316,075	$359,765		$308,617		$310,665		$320,005
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.97%		0.97%		0.97%		0.97%
Before waivers (f)	1.04%	1.04%		1.04%		1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.52%	0.60	%(nn)	0.74	%(hh)	0.47%		0.64	%(bb)
Before waivers (f)	0.45%	0.54	%(nn)	0.68	%(hh)	0.40%		0.57	%(bb)
Portfolio turnover rate^	31%	28%		20%		31%		27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016		2015		2014
Net asset value, beginning of year	$26.64	$22.61		$21.03		$20.76		$18.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.22	####	0.22	###	0.15		0.18	##
Net realized and unrealized gain (loss)	(1.21)	5.58		1.61		0.30		1.86

Total from investment operations	(1.00)	5.80		1.83		0.45		2.04

Less distributions:
Dividends from net investment income	(0.23)	(0.22)		(0.25)		(0.18)		(0.20)
Distributions from net realized gains	(3.20)	(1.55)		—		—		—

Total dividends and distributions	(3.43)	(1.77)		(0.25)		(0.18)		(0.20)

Net asset value, end of year	$22.21	$26.64		$22.61		$21.03		$20.76

Total return	(4.61)%	25.74	%(ll)	8.70%		2.19	%(ff)	10.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,285	$4,081		$3,425		$2,901		$3,272
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.72%		0.72%		0.72%		0.72%
Before waivers (f)	0.79%	0.79%		0.79%		0.79%		0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.77%	0.85	%(oo)	1.01	%(ii)	0.71%		0.92	%(cc)
Before waivers (f)	0.71%	0.79	%(oo)	0.94	%(ii)	0.64%		0.85	%(cc)
Portfolio turnover rate^	31%	28%		20%		31%		27%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10, $0.10 and $0.16 for Class IA, Class IB, and Class K, respectively.
###	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.11, $0.11, and $0.17 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.53% after waivers and reimbursements and 0.46% for income before waivers and reimbursements.

(bb)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.53% after waivers and reimbursements and 0.46% for income before waivers and reimbursements.

(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% after waivers and reimbursements and 0.74% for income before waivers and reimbursements.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73%.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.78%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.04%.
(gg)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.55% after waivers and reimbursements and 0.48% before waivers and reimbursements.
(hh)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.55% after waivers and reimbursements and 0.48% before waivers and reimbursements.
(ii)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% after waivers and reimbursements and 0.74% before waivers and reimbursements.
(jj)	Includes a litigation payment. Without this payment, the total return would have been 25.25%.
(kk)	Includes a litigation payment. Without this payment, the total return would have been 25.27%.
(ll)	Includes a litigation payment. Without this payment, the total return would have been 25.55%.
(mm)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.43% after waivers and reimbursements and 0.36% before waivers and reimbursements.
(nn)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.42% after waivers and reimbursements and 0.36% before waivers and reimbursements.
(oo)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.67% after waivers and reimbursements and 0.61% before waivers and reimbursements.

See Notes to Financial Statements.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	ClearBridge Investments, LLC (Effective October 1, 2018, ClearBridge Investments, LLC replaced Franklin Mutual Advisers, LLC as a sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(10.10)%	4.46%	9.47%
Portfolio – Class IB Shares	(10.11)	4.45	9.41
Volatility Managed Index – Large Cap Core	(5.97)	8.25	12.19
S&P 500® Index	(4.38)	8.49	13.12

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (10.11)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned (5.97)% and (4.38)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	An overweight in the energy sector added to relative performance for the year.

•	Stock selection in the information technology sector was beneficial for performance.

•	SBA Communications Corp. was the largest individual contributor to performance.

•	Underweighting the industrials and real estate sectors also added to performance relative to the benchmark.

What hurt performance during the year:

•	An information technology sector underweight detracted from relative performance.

•	Stock selection detracted in the communications services, health care and financials sectors.

•	A relative underweight in Amazon.com, Inc. detracted, as did holding British American Tobacco plc.

•	Underweighting the consumer staples sector also detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of its non-U.S. dollar investments; the hedges had a negative impact on the Portfolio’s performance during the period.

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

Recent results highlight the importance of risk management in the portfolio construction process. Rather than move to cash when volatility rises, we start our risk process in the initial research and vetting of companies being considered for purchase. By thoroughly understanding the industry and company-specific risks that could influence every position, we can build a portfolio of strong business models and diversified performance drivers mostly independent of macro factors.

We seek to balance a company’s growth dynamics with valuation sensitivity. This is another form of portfolio risk management as it causes us to avoid areas of the market like energy where we do not see the potential for long-term value creation. Not owning energy proved beneficial over the last year as the sector has faced the headwinds of declining oil prices and lower capex. We are also underweight companies in consumer staples and financials where we are not confident that companies can effectively differentiate themselves and sustain an enduring competitive advantage. Though the latter industry has experienced extreme multiple compression on fears of a credit cycle, if it does not materialize we would expect the group to rerate. Financials is an area we are currently spending more time investigating.

While the recent quarter proved difficult, we are encouraged that many of our portfolio companies that reached oversold levels have begun to rebound on what we believe are superior business models that continue to be backed by sound fundamentals.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	27.0%
Health Care	12.6
Consumer Discretionary	11.2
Investment Company	9.0
Communication Services	8.6
Industrials	7.8
Financials	6.3
Real Estate	4.5
Consumer Staples	4.5
Energy	2.2
Repurchase Agreements	2.2
Materials	1.6
Utilities	1.4
Cash and Other	1.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$897.70	$5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	897.60	5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K†
Actual	1,000.00	1,064.00	6.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.37	11.91

†  Class K ceased operations after the close of business on October 2, 2018.

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 2.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.6%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	24,253	$692,181
CenturyLink, Inc.	3,151	47,738
Verizon Communications, Inc.	13,769	774,093

		1,514,012

Entertainment (3.2%)
Activision Blizzard, Inc.	2,528	117,729
Electronic Arts, Inc.*	1,011	79,778
Lions Gate Entertainment Corp., Class B	81,670	1,215,250
Netflix, Inc.*	1,453	388,910
Pandora Media, Inc.*	174,930	1,415,184
Spotify Technology SA*	11,930	1,354,055
Take-Two Interactive Software, Inc.*	377	38,808
Twenty-First Century Fox, Inc., Class A	3,522	169,478
Twenty-First Century Fox, Inc., Class B	1,615	77,165
Viacom, Inc., Class B	1,172	30,120
Walt Disney Co. (The)	4,961	543,974

		5,430,451

Interactive Media & Services (3.5%)
Alphabet, Inc., Class A*	996	1,040,780
Alphabet, Inc., Class C*	1,025	1,061,500
Baidu, Inc. (ADR)*	7,450	1,181,570
Cargurus, Inc.*	12,220	412,181
Facebook, Inc., Class A*	8,006	1,049,506
TripAdvisor, Inc.*	339	18,286
Twitter, Inc.*	2,387	68,602
Yelp, Inc.*	31,420	1,099,386

		5,931,811

Media (1.0%)
CBS Corp. (Non-Voting), Class B	1,122	49,054
Charter Communications, Inc., Class A*	587	167,277
Comcast Corp., Class A	15,129	515,143
comScore, Inc.*	56,370	813,419
Discovery, Inc., Class A (x)*	518	12,815
Discovery, Inc., Class C*	1,192	27,512
DISH Network Corp., Class A*	759	18,952
Interpublic Group of Cos., Inc. (The)	1,272	26,241
News Corp., Class A	1,270	14,414
News Corp., Class B	412	4,759
Omnicom Group, Inc.	744	54,491
Tribune Co. Litigation Interests, Class 1C (r)*	24,151	—

		1,704,077

Total Communication Services		14,580,351

Consumer Discretionary (11.2%)
Auto Components (0.8%)
Aptiv plc	878	54,059
BorgWarner, Inc.	692	24,040
Fox Factory Holding Corp.*	20,630	1,214,488
Goodyear Tire & Rubber Co. (The)	786	16,042
International Automotive Components Group North America LLC, Class A (r)*	131,578	17,716

		1,326,345

Automobiles (0.2%)
Ford Motor Co.	12,979	99,290
General Motors Co.	4,374	146,310
Harley-Davidson, Inc.	552	18,834

		264,434

Distributors (0.0%)
Genuine Parts Co.	487	46,762
LKQ Corp.*	1,055	25,035

		71,797

Diversified Consumer Services (0.0%)
H&R Block, Inc.	681	17,277

Hotels, Restaurants & Leisure (0.8%)
Carnival Corp.	1,337	65,914
Chipotle Mexican Grill, Inc.*	81	34,975
Darden Restaurants, Inc.	411	41,042
Hilton Worldwide Holdings, Inc.	989	71,010
Marriott International, Inc., Class A	944	102,481
McDonald’s Corp.	2,572	456,710
MGM Resorts International	1,694	41,096
Norwegian Cruise Line Holdings Ltd.*	733	31,072
Royal Caribbean Cruises Ltd.	568	55,545
Starbucks Corp.	4,126	265,714
Wynn Resorts Ltd.	324	32,047
Yum! Brands, Inc.	1,041	95,689

		1,293,295

Household Durables (0.1%)
DR Horton, Inc.	1,138	39,443
Garmin Ltd.	401	25,391
Leggett & Platt, Inc.	432	15,483
Lennar Corp., Class A	967	37,858
Mohawk Industries, Inc.*	210	24,562
Newell Brands, Inc.	1,441	26,788
PulteGroup, Inc.	866	22,508
Whirlpool Corp.	214	22,870

		214,903

Internet & Direct Marketing Retail (3.3%)
Amazon.com, Inc.*	1,369	2,056,197
Booking Holdings, Inc.*	154	265,253
eBay, Inc.*	3,016	84,659
Expedia Group, Inc.	13,104	1,476,165
MercadoLibre, Inc.	5,600	1,639,960

		5,522,234

Leisure Products (0.0%)
Hasbro, Inc.	387	31,444
Mattel, Inc. (x)*	1,141	11,398

		42,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Multiline Retail (0.2%)
Dollar General Corp.	880	$95,110
Dollar Tree, Inc.*	789	71,263
Kohl’s Corp.	553	36,686
Macy’s, Inc.	1,018	30,316
Nordstrom, Inc.	380	17,712
Target Corp.	1,745	115,327

		366,414

Specialty Retail (5.5%)
Advance Auto Parts, Inc.	16,196	2,550,222
AutoZone, Inc.*	84	70,420
Best Buy Co., Inc.	780	41,309
CarMax, Inc. (x)*	585	36,697
Carvana Co. (x)*	40,730	1,332,278
Foot Locker, Inc.	388	20,642
Gap, Inc. (The)	719	18,521
Home Depot, Inc. (The)	3,764	646,730
L Brands, Inc.	757	19,432
Lowe’s Cos., Inc.	16,296	1,505,099
O’Reilly Automotive, Inc.*	267	91,936
Ross Stores, Inc.	31,028	2,581,530
Tiffany & Co.	361	29,064
TJX Cos., Inc. (The)	4,124	184,508
Tractor Supply Co.	404	33,710
Ulta Beauty, Inc.*	188	46,030

		9,208,128

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.	1,195	14,973
Michael Kors Holdings Ltd.*	495	18,771
NIKE, Inc., Class B	4,245	314,724
PVH Corp.	254	23,609
Ralph Lauren Corp.	183	18,933
Tapestry, Inc.	955	32,231
Under Armour, Inc., Class A (x)*	617	10,902
Under Armour, Inc., Class C*	632	10,220
VF Corp.	1,078	76,905

		521,268

Total Consumer Discretionary		18,848,937

Consumer Staples (4.5%)
Beverages (1.6%)
Brown-Forman Corp., Class B	559	26,597
Coca-Cola Co. (The)	12,766	604,470
Constellation Brands, Inc., Class A	8,947	1,438,857
Molson Coors Brewing Co., Class B	621	34,875
Monster Beverage Corp.*	1,319	64,921
PepsiCo, Inc.	4,704	519,698

		2,689,418

Food & Staples Retailing (1.2%)
Casey’s General Stores, Inc.	7,620	976,427
Costco Wholesale Corp.	1,460	297,417
Kroger Co. (The)	2,641	72,627
Sysco Corp.	1,585	99,316
Walgreens Boots Alliance, Inc.	2,679	183,056
Walmart, Inc.	4,744	441,904

		2,070,747

Food Products (0.5%)
Archer-Daniels-Midland Co.	1,856	76,040
Campbell Soup Co. (x)	638	21,048
Conagra Brands, Inc.	1,618	34,561
General Mills, Inc.	1,976	76,945
Hershey Co. (The)	463	49,624
Hormel Foods Corp. (x)	901	38,455
JM Smucker Co. (The)	377	35,246
Kellogg Co.	839	47,831
Kraft Heinz Co. (The)	2,061	88,705
Lamb Weston Holdings, Inc.	487	35,824
McCormick & Co., Inc. (Non-Voting)	402	55,975
Mondelez International, Inc., Class A	4,862	194,626
Tyson Foods, Inc., Class A	981	52,385

		807,265

Household Products (0.7%)
Church & Dwight Co., Inc.	814	53,529
Clorox Co. (The)	425	65,509
Colgate-Palmolive Co.	2,877	171,239
Kimberly-Clark Corp.	1,153	131,373
Procter & Gamble Co. (The)	8,302	763,120

		1,184,770

Personal Products (0.1%)
Coty, Inc., Class A	1,493	9,794
Estee Lauder Cos., Inc. (The), Class A	733	95,363

		105,157

Tobacco (0.4%)
Altria Group, Inc.	6,250	308,687
Philip Morris International, Inc.	5,180	345,817

		654,504

Total Consumer Staples		7,511,861

Energy (2.2%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co.	1,685	36,228
Halliburton Co.	2,917	77,534
Helmerich & Payne, Inc.	361	17,306
National Oilwell Varco, Inc.	1,268	32,588
Schlumberger Ltd.	4,615	166,509
TechnipFMC plc	1,416	27,725

		357,890

Oil, Gas & Consumable Fuels (2.0%)
Anadarko Petroleum Corp.	1,680	73,651
Apache Corp.	1,268	33,285
Cabot Oil & Gas Corp.	1,463	32,698
Chevron Corp.	6,367	692,666
Cimarex Energy Co.	316	19,481
Concho Resources, Inc.*	664	68,253
ConocoPhillips	3,836	239,175
Devon Energy Corp.	1,560	35,162
Diamondback Energy, Inc.	514	47,648
EOG Resources, Inc.	1,932	168,490
Exxon Mobil Corp.	14,108	962,025
Hess Corp.	835	33,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
HollyFrontier Corp.	537	$27,451
Kinder Morgan, Inc.	6,292	96,771
Marathon Oil Corp.	2,770	39,722
Marathon Petroleum Corp.	2,302	135,841
Newfield Exploration Co.*	663	9,720
Noble Energy, Inc.	1,602	30,054
Occidental Petroleum Corp.	2,516	154,432
ONEOK, Inc.	1,363	73,534
Phillips 66	1,416	121,988
Pioneer Natural Resources Co.	565	74,309
Valero Energy Corp.	1,417	106,232
Williams Cos., Inc. (The)	4,009	88,398

		3,364,803

Total Energy		3,722,693

Financials (6.3%)
Banks (2.3%)
Bank of America Corp.	30,415	749,426
BB&T Corp.	2,567	111,202
Citigroup, Inc.	8,138	423,664
Citizens Financial Group, Inc.	1,578	46,914
Comerica, Inc.	539	37,024
Fifth Third Bancorp	2,209	51,978
First Republic Bank	545	47,361
Huntington Bancshares, Inc.	3,537	42,161
JPMorgan Chase & Co.	11,081	1,081,727
KeyCorp	3,488	51,553
M&T Bank Corp.	468	66,985
People’s United Financial, Inc.	1,236	17,835
PNC Financial Services Group, Inc. (The)‡	1,539	179,925
Regions Financial Corp.	3,445	46,093
SunTrust Banks, Inc.	1,497	75,509
SVB Financial Group*	176	33,426
US Bancorp	5,077	232,019
Wells Fargo & Co.	14,117	650,511
Zions Bancorp NA	644	26,237

		3,971,550

Capital Markets (1.9%)
Affiliated Managers Group, Inc.	177	17,247
Ameriprise Financial, Inc.	470	49,054
Bank of New York Mellon Corp. (The)	3,031	142,669
BlackRock, Inc.‡	405	159,092
Cboe Global Markets, Inc.	371	36,295
Charles Schwab Corp. (The)	3,986	165,539
CME Group, Inc.	1,192	224,239
E*TRADE Financial Corp.	861	37,781
Franklin Resources, Inc.	1,013	30,045
Goldman Sachs Group, Inc. (The)	1,153	192,609
Intercontinental Exchange, Inc.	1,901	143,202
Invesco Ltd.	1,362	22,800
KKR & Co., Inc.	63,710	1,250,627
Moody’s Corp.	553	77,442
Morgan Stanley	4,356	172,715
MSCI, Inc.	295	43,492
Nasdaq, Inc.	382	31,160
Northern Trust Corp.	740	61,857
Raymond James Financial, Inc.	435	32,368
S&P Global, Inc.	834	141,730
State Street Corp.	1,258	79,342
T. Rowe Price Group, Inc.	806	74,410

		3,185,715

Consumer Finance (0.3%)
American Express Co.	2,341	223,144
Capital One Financial Corp.	1,586	119,886
Discover Financial Services	1,120	66,058
Synchrony Financial	2,203	51,682

		460,770

Diversified Financial Services (0.8%)
Berkshire Hathaway, Inc., Class B*	6,483	1,323,699
Jefferies Financial Group, Inc.	961	16,683

		1,340,382

Insurance (1.0%)
Aflac, Inc.	2,545	115,950
Allstate Corp. (The)	1,148	94,859
American International Group, Inc.	2,945	116,062
Aon plc	804	116,869
Arthur J Gallagher & Co.	605	44,589
Assurant, Inc.	175	15,652
Brighthouse Financial, Inc.*	397	12,101
Chubb Ltd.	1,536	198,420
Cincinnati Financial Corp.	501	38,787
Everest Re Group Ltd.	135	29,398
Hartford Financial Services Group, Inc. (The)	1,188	52,807
Lincoln National Corp.	718	36,841
Loews Corp.	922	41,969
Marsh & McLennan Cos., Inc.	1,674	133,502
MetLife, Inc.	3,298	135,416
Principal Financial Group, Inc.	878	38,781
Progressive Corp. (The)	1,933	116,618
Prudential Financial, Inc.	1,382	112,702
Torchmark Corp.	344	25,638
Travelers Cos., Inc. (The)	887	106,218
Unum Group	725	21,301
Willis Towers Watson plc	434	65,907

		1,670,387

Total Financials		10,628,804

Health Care (12.6%)
Biotechnology (2.3%)
AbbVie, Inc.	5,020	462,794
Alexion Pharmaceuticals, Inc.*	9,679	942,347
Amgen, Inc.	2,123	413,284
Biogen, Inc.*	671	201,917
BioMarin Pharmaceutical, Inc.*	14,360	1,222,754
Celgene Corp.*	2,332	149,458
Gilead Sciences, Inc.	4,311	269,653
Incyte Corp.*	585	37,200
Regeneron Pharmaceuticals, Inc.*	257	95,990
Vertex Pharmaceuticals, Inc.*	852	141,185

		3,936,582

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	5,853	423,347
ABIOMED, Inc.*	149	48,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Align Technology, Inc.*	242	$50,682
Baxter International, Inc.	1,647	108,406
Becton Dickinson and Co.	894	201,436
Boston Scientific Corp.*	4,611	162,953
Cooper Cos., Inc. (The)	163	41,483
Danaher Corp.	2,055	211,912
Dentsply Sirona, Inc.	737	27,424
Edwards Lifesciences Corp.*	694	106,300
Hologic, Inc.*	902	37,072
IDEXX Laboratories, Inc.*	287	53,388
Insulet Corp. (x)*	16,490	1,307,987
Intuitive Surgical, Inc.*	381	182,469
Medtronic plc	4,477	407,228
ResMed, Inc.	473	53,860
Stryker Corp.	1,035	162,236
Varian Medical Systems, Inc.*	303	34,333
Zimmer Biomet Holdings, Inc.	675	70,011

		3,690,958

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	531	39,506
Anthem, Inc.	861	226,124
Cardinal Health, Inc.	993	44,288
Centene Corp.*	680	78,404
Cigna Corp.	1,265	240,249
CVS Health Corp.	4,309	282,326
DaVita, Inc.*	421	21,665
HCA Healthcare, Inc.	895	111,383
Henry Schein, Inc.*	508	39,888
Humana, Inc.	456	130,635
Laboratory Corp. of America Holdings*	338	42,710
McKesson Corp.	651	71,916
Quest Diagnostics, Inc.	453	37,721
Surgery Partners, Inc. (x)*	130,170	1,274,364
UnitedHealth Group, Inc.	3,206	798,679
Universal Health Services, Inc., Class B	285	33,219
WellCare Health Plans, Inc.*	166	39,191

		3,512,268

Health Care Technology (0.8%)
Cerner Corp.*	1,091	57,212
Medidata Solutions, Inc.*	18,930	1,276,261

		1,333,473

Life Sciences Tools & Services (3.0%)
Agilent Technologies, Inc.	1,057	71,305
Bio-Rad Laboratories, Inc., Class A*	4,790	1,112,334
Illumina, Inc.*	490	146,966
IQVIA Holdings, Inc.*	528	61,338
Mettler-Toledo International, Inc.*	84	47,509
PerkinElmer, Inc.	16,917	1,328,830
Syneos Health, Inc.*	50,730	1,996,225
Thermo Fisher Scientific, Inc.	1,342	300,326
Waters Corp.*	255	48,106

		5,112,939

Pharmaceuticals (2.2%)
Allergan plc	1,058	141,412
Bristol-Myers Squibb Co.	5,439	282,719
Eli Lilly & Co.	3,142	363,592
Johnson & Johnson	8,937	1,153,320
Merck & Co., Inc.	8,665	662,093
Mylan NV*	1,709	46,827
Nektar Therapeutics*	572	18,802
Perrigo Co. plc	417	16,159
Pfizer, Inc.	19,262	840,786
Zoetis, Inc.	1,597	136,607

		3,662,317

Total Health Care		21,248,537

Industrials (7.8%)
Aerospace & Defense (1.0%)
Arconic, Inc.	1,425	24,025
Boeing Co. (The)	1,760	567,600
General Dynamics Corp.	923	145,105
Harris Corp.	390	52,513
Huntington Ingalls Industries, Inc.	144	27,405
L3 Technologies, Inc.	260	45,152
Lockheed Martin Corp.	825	216,018
Northrop Grumman Corp.	577	141,307
Raytheon Co.	946	145,069
Textron, Inc.	824	37,896
TransDigm Group, Inc.*	161	54,750
United Technologies Corp.	2,697	287,176

		1,744,016

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	459	38,598
Expeditors International of Washington, Inc.	578	39,356
FedEx Corp.	807	130,193
United Parcel Service, Inc., Class B	2,317	225,977

		434,124

Airlines (0.2%)
Alaska Air Group, Inc.	408	24,827
American Airlines Group, Inc.	1,359	43,638
Delta Air Lines, Inc.	2,086	104,091
Southwest Airlines Co.	1,686	78,365
United Continental Holdings, Inc.*	759	63,551

		314,472

Building Products (1.6%)
Allegion plc	315	25,109
AO Smith Corp.	479	20,453
Fortune Brands Home & Security, Inc.	472	17,931
Johnson Controls International plc	3,066	90,907
Masco Corp.	1,019	29,796
Masonite International Corp.*	19,990	896,152
Trex Co., Inc.*	27,070	1,606,875

		2,687,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (1.4%)
Cintas Corp.	285	$47,877
Copart, Inc.*	42,358	2,023,865
Republic Services, Inc.	723	52,121
Rollins, Inc.	487	17,581
Waste Management, Inc.	1,308	116,399

		2,257,843

Construction & Engineering (0.0%)
Fluor Corp.	466	15,005
Jacobs Engineering Group, Inc.	395	23,092
Quanta Services, Inc.	493	14,839

		52,936

Electrical Equipment (0.2%)
AMETEK, Inc.	769	52,061
Eaton Corp. plc	1,436	98,596
Emerson Electric Co.	2,084	124,519
Rockwell Automation, Inc.	402	60,493

		335,669

Industrial Conglomerates (0.6%)
3M Co.	1,940	369,648
General Electric Co.	28,985	219,417
Honeywell International, Inc.	2,462	325,279
Roper Technologies, Inc.	343	91,416

		1,005,760

Machinery (1.2%)
Caterpillar, Inc.	1,970	250,328
Cummins, Inc.	492	65,751
Deere & Co.	1,072	159,910
Dover Corp.	490	34,766
Flowserve Corp.	434	16,501
Fortive Corp.	979	66,239
Illinois Tool Works, Inc.	1,017	128,844
Ingersoll-Rand plc	813	74,170
PACCAR, Inc.	1,162	66,397
Parker-Hannifin Corp.	439	65,472
Pentair plc	535	20,212
Snap-on, Inc.	187	27,169
Stanley Black & Decker, Inc.	507	60,708
Tennant Co.	18,620	970,288
Xylem, Inc.	595	39,698

		2,046,453

Professional Services (0.1%)
Equifax, Inc.	399	37,159
IHS Markit Ltd.*	1,183	56,748
Nielsen Holdings plc	1,181	27,553
Robert Half International, Inc.	406	23,223
Verisk Analytics, Inc.*	546	59,536

		204,219

Road & Rail (0.4%)
CSX Corp.	2,673	166,073
JB Hunt Transport Services, Inc.	290	26,982
Kansas City Southern	339	32,358
Norfolk Southern Corp.	908	135,782
Union Pacific Corp.	2,452	338,940

		700,135

Trading Companies & Distributors (0.8%)
Fastenal Co.	951	49,728
H&E Equipment Services, Inc.	57,080	1,165,574
United Rentals, Inc.*	274	28,093
WW Grainger, Inc.	151	42,636

		1,286,031

Total Industrials		13,068,881

Information Technology (27.0%)
Communications Equipment (1.3%)
Arista Networks, Inc.*	171	36,030
Avaya, Inc. (r)*	2,556,360	—
Casa Systems, Inc.*	109,000	1,431,170
Cisco Systems, Inc.	14,982	649,170
F5 Networks, Inc.*	202	32,730
Juniper Networks, Inc.	1,143	30,758
Motorola Solutions, Inc.	545	62,697

		2,242,555

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	996	80,696
Corning, Inc.	2,685	81,114
FLIR Systems, Inc.	458	19,941
IPG Photonics Corp.*	119	13,481
Keysight Technologies, Inc.*	621	38,552
nLight, Inc. (x)*	47,210	839,394
TE Connectivity Ltd.	1,143	86,445

		1,159,623

IT Services (6.4%)
Accenture plc, Class A	2,124	299,505
Akamai Technologies, Inc.*	543	33,166
Alliance Data Systems Corp.	157	23,563
Automatic Data Processing, Inc.	1,459	191,304
Broadridge Financial Solutions, Inc.	386	37,152
Cardtronics plc, Class A*	67,840	1,763,840
Cognizant Technology Solutions Corp., Class A	1,924	122,136
DXC Technology Co.	932	49,554
Fidelity National Information Services, Inc.	1,090	111,780
Fiserv, Inc.*	1,328	97,595
FleetCor Technologies, Inc.*	293	54,416
Gartner, Inc.*	301	38,480
Global Payments, Inc.	524	54,040
International Business Machines Corp.	3,026	343,965
Jack Henry & Associates, Inc.	256	32,389
Mastercard, Inc., Class A	3,024	570,478
Paychex, Inc.	1,061	69,124
PayPal Holdings, Inc.*	3,924	329,969
Shopify, Inc., Class A*	17,290	2,393,801
Total System Services, Inc.	556	45,197
VeriSign, Inc.*	356	52,791
Visa, Inc., Class A	17,666	2,330,852
Western Union Co. (The)	1,483	25,300
Wix.com Ltd.*	19,670	1,776,988

		10,847,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	2,931	$54,106
Analog Devices, Inc.	1,232	105,743
Applied Materials, Inc.	3,259	106,700
Broadcom, Inc.	1,378	350,398
Intel Corp.	15,209	713,758
KLA-Tencor Corp.	518	46,356
Lam Research Corp.	522	71,081
Maxim Integrated Products, Inc.	923	46,935
Microchip Technology, Inc. (x)	781	56,170
Micron Technology, Inc.*	3,733	118,448
NVIDIA Corp.	2,033	271,405
Qorvo, Inc.*	417	25,324
QUALCOMM, Inc.	4,039	229,859
Skyworks Solutions, Inc.	593	39,743
Texas Instruments, Inc.	3,201	302,495
Xilinx, Inc.	838	71,372

		2,609,893

Software (14.7%)
Adobe, Inc.*	10,087	2,282,083
ANSYS, Inc.*	279	39,880
Autodesk, Inc.*	725	93,242
Avaya Holdings Corp. (x)*	139	2,024
Cadence Design Systems, Inc.*	938	40,784
Citrix Systems, Inc.	9,837	1,007,899
Cornerstone OnDemand, Inc.*	40,820	2,058,553
DocuSign, Inc.*	38,030	1,524,243
FireEye, Inc.*	80,560	1,305,878
ForeScout Technologies, Inc.*	44,590	1,158,894
Fortinet, Inc.*	29,677	2,090,151
Intuit, Inc.	865	170,275
Microsoft Corp.	25,755	2,615,935
MINDBODY, Inc., Class A*	7,348	267,467
New Relic, Inc.*	19,470	1,576,486
Oracle Corp.	8,492	383,414
Qualys, Inc.*	19,999	1,494,725
Red Hat, Inc.*	588	103,276
salesforce.com, Inc.*	2,549	349,137
ServiceNow, Inc.*	15,700	2,795,385
Symantec Corp.	2,129	40,228
Synopsys, Inc.*	493	41,530
Tableau Software, Inc., Class A*	10,210	1,225,200
Varonis Systems, Inc.*	15,490	819,421
Yext, Inc.*	91,351	1,356,562

		24,842,672

Technology Hardware, Storage & Peripherals (2.3%)
Apple, Inc.	22,382	3,530,538
Hewlett Packard Enterprise Co.	4,742	62,642
HP, Inc.	5,246	107,333
NetApp, Inc.	839	50,063
Seagate Technology plc	866	33,419
Western Digital Corp.	966	35,713
Xerox Corp.	691	13,654

		3,833,362

Total Information Technology		45,535,490

Materials (1.6%)
Chemicals (0.9%)
Air Products & Chemicals, Inc.	727	116,356
Albemarle Corp.	360	27,745
Celanese Corp.	445	40,037
CF Industries Holdings, Inc.	774	33,677
DowDuPont, Inc.	7,649	409,069
Eastman Chemical Co.	468	34,215
Ecolab, Inc.	843	124,216
FMC Corp.	446	32,986
International Flavors & Fragrances, Inc.	336	45,115
Linde plc	1,836	286,489
LyondellBasell Industries NV, Class A	1,048	87,152
Mosaic Co. (The)	1,176	34,351
PPG Industries, Inc.	802	81,988
Sherwin-Williams Co. (The)	275	108,202

		1,461,598

Construction Materials (0.5%)
Martin Marietta Materials, Inc.	209	35,921
Summit Materials, Inc., Class A*	67,820	840,968
Vulcan Materials Co.	438	43,274

		920,163

Containers & Packaging (0.1%)
Avery Dennison Corp.	290	26,051
Ball Corp.	1,140	52,417
International Paper Co.	1,356	54,728
Packaging Corp. of America	313	26,123
Sealed Air Corp.	526	18,326
Westrock Co.	846	31,945

		209,590

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	4,804	49,529
Newmont Mining Corp.	1,768	61,261
Nucor Corp.	1,049	54,349

		165,139

Total Materials		2,756,490

Real Estate (4.5%)
Equity Real Estate Investment Trusts (REITs) (3.8%)
Alexandria Real Estate Equities, Inc. (REIT)	358	41,256
American Tower Corp. (REIT)	1,468	232,223
Apartment Investment & Management Co. (REIT), Class A	522	22,905
AvalonBay Communities, Inc. (REIT)	458	79,715
Boston Properties, Inc. (REIT)	512	57,626
CoreSite Realty Corp. (REIT)	16,910	1,475,059
Crown Castle International Corp. (REIT)	1,375	149,366
Digital Realty Trust, Inc. (REIT)	683	72,774
Duke Realty Corp. (REIT)	1,184	30,666
Equinix, Inc. (REIT)	268	94,486
Equity Residential (REIT)	1,221	80,598
Essex Property Trust, Inc. (REIT)	219	53,701
Extra Space Storage, Inc. (REIT)	419	37,911
Federal Realty Investment Trust (REIT)	244	28,802

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
HCP, Inc. (REIT)	1,591	$44,437
Host Hotels & Resorts, Inc. (REIT)	2,459	40,992
Iron Mountain, Inc. (REIT)	949	30,757
Kimco Realty Corp. (REIT)	1,397	20,466
Macerich Co. (The) (REIT)	351	15,191
Mid-America Apartment Communities, Inc. (REIT)	377	36,079
Prologis, Inc. (REIT)	2,087	122,549
Public Storage (REIT)	497	100,598
Realty Income Corp. (REIT)	983	61,968
Regency Centers Corp. (REIT)	562	32,978
SBA Communications Corp. (REIT)*	18,141	2,936,846
Simon Property Group, Inc. (REIT)	1,031	173,198
SL Green Realty Corp. (REIT)	287	22,696
UDR, Inc. (REIT)	918	36,371
Ventas, Inc. (REIT)	1,182	69,253
Vornado Realty Trust (REIT)	574	35,605
Welltower, Inc. (REIT)	1,252	86,901
Weyerhaeuser Co. (REIT)	2,512	54,912

		6,378,885

Real Estate Management & Development (0.7%)
CBRE Group, Inc., Class A*	30,498	1,221,140

Total Real Estate		7,600,025

Utilities (1.4%)
Electric Utilities (0.9%)
Alliant Energy Corp.	775	32,744
American Electric Power Co., Inc.	1,634	122,125
Duke Energy Corp.	2,376	205,049
Edison International	1,080	61,312
Entergy Corp.	600	51,642
Evergy, Inc.	878	49,844
Eversource Energy	1,051	68,357
Exelon Corp.	3,222	145,312
FirstEnergy Corp.	1,611	60,493
NextEra Energy, Inc.	1,593	276,895
PG&E Corp.*	1,714	40,707
Pinnacle West Capital Corp.	371	31,609
PPL Corp.	2,400	67,992
Southern Co. (The)	3,429	150,602
Xcel Energy, Inc.	1,713	84,400

		1,449,083

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	2,194	31,725
NRG Energy, Inc.	966	38,254

		69,979

Multi-Utilities (0.5%)
Ameren Corp.	809	52,771
CenterPoint Energy, Inc.	1,670	47,144
CMS Energy Corp.	939	46,621
Consolidated Edison, Inc.	1,031	78,830
Dominion Energy, Inc.	2,188	156,355
DTE Energy Co.	603	66,511
NiSource, Inc.	1,204	30,522
Public Service Enterprise Group, Inc.	1,675	87,184
SCANA Corp.	473	22,600
Sempra Energy	907	98,128
WEC Energy Group, Inc.	1,046	72,446

		759,112

Water Utilities (0.0%)
American Water Works Co., Inc.	598	54,280

Total Utilities		2,332,454

Total Common Stocks (87.7%) (Cost $147,457,242)		147,834,523

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.0%)
Information Technology (0.0%)
Communications Equipment (0.0%)
Avaya, Inc.
7.000%, 4/1/19 (b)(h)(r)(x)§	$611,000	—
10.500%, 3/1/21 (b)(h)(r)§	3,180,000	—

Total Information Technology		—

Utilities (0.0%)
Electric Utilities (0.0%)
Texas Competitive Electric Holdings Co. LLC 8.500%, 5/1/20 (h)(r)§	5,264,099	—

Total Utilities		—

Total Corporate Bonds		—

Total Long-Term Debt Securities (0.0%) (Cost $—)		—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (9.0%)
JPMorgan Prime Money Market Fund, IM Shares	15,169,534	15,171,051

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.2%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $3,452,000, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $3,520,481. (xx)	$3,451,450	3,451,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $200,028, collateralized by various Common Stocks; total market value $222,642. (xx)	$200,000	$200,000

Total Repurchase Agreements		3,651,450

Total Short-Term Investments (11.2%) (Cost $18,824,802)		18,822,501

Total Investments in Securities (98.9%) (Cost $166,282,044)		166,657,024
Other Assets Less Liabilities (1.1%)		1,900,908

Net Assets (100%)		$168,557,932

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $0 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Rule 144A Illiquid Security. At December 31, 2018, the market value of these securities amounted to $0 or 0.0% of net assets.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $3,695,541. This was collateralized by $92,719 of various U.S. Government Treasury Securities, ranging from 0.125% - 8.000%, maturing 4/15/19 - 8/15/47 and by cash of $3,651,450 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
BlackRock, Inc.	405	729,981	92,694	(592,172)	342,322	(413,733)	159,092	13,411	—
PNC Financial Services Group, Inc. (The)	1,539	784,361	102,251	(649,151)	467,193	(524,729)	179,925	14,428	—

Total		1,514,342	194,945	(1,241,323)	809,515	(938,462)	339,017	27,839	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
S&P 500 E-Mini Index	(44)	3/2019	USD	(5,511,440)	(178,266)

					(178,266)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$14,580,351	$—	$—	(a)	$14,580,351
Consumer Discretionary	18,831,221	—	17,716		18,848,937
Consumer Staples	7,511,861	—	—		7,511,861
Energy	3,722,693	—	—		3,722,693
Financials	10,628,804	—	—		10,628,804
Health Care	21,248,537	—	—		21,248,537
Industrials	13,068,881	—	—		13,068,881
Information Technology	45,535,490	—	—	(a)	45,535,490
Materials	2,756,490	—	—		2,756,490
Real Estate	7,600,025	—	—		7,600,025
Utilities	2,332,454	—	—		2,332,454
Corporate Bonds
Information Technology	—	—	—	(a)	—	(a)
Utilities	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	15,171,051	—	—		15,171,051
Repurchase Agreements	—	3,651,450	—		3,651,450

Total Assets	$162,987,858	$3,651,450	$17,716		$166,657,024

Liabilities:
Futures	$(178,266)	$—	$—		$(178,266)

Total Liabilities	$(178,266)	$—	$—		$(178,266)

Total	$162,809,592	$3,651,450	$17,716		$166,478,758

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(178,266	)*

Total		$(178,266)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$—	$148,060	$148,060
Equity contracts	5,733	(2,623,923)	—	(2,618,190)

Total	$5,733	$(2,623,923)	$148,060	$(2,470,130)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^		Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts		$—	$670,771	$670,771
Equity contracts		(839,334)	—	(839,334)

Total		$(839,334)	$670,771	$(168,563)

^ This Portfolio held options, forward foreign currency contracts and futures contracts for hedging and as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $34,065,000 for nine months and futures contracts with an average notional balance of approximately $48,960,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$197,757,661
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 0%)*	$603,180,287

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,351,376
Aggregate gross unrealized depreciation	(17,061,614)

Net unrealized appreciation	$(710,238)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$167,188,996

For the year ended December 31, 2018, the Portfolio incurred approximately $4,975 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $260,487)	$339,017
Unaffiliated Issuers (Cost $162,370,107)	$162,666,557
Repurchase Agreements (Cost $3,651,450)	3,651,450
Cash	5,715,461
Foreign cash (Cost $11)	11
Cash held as collateral at broker for futures	427,200
Dividends, interest and other receivables	306,799
Receivable for securities sold	21,152
Receivable for Portfolio shares sold	12,659
Securities lending income receivable	2,454
Other assets	2,548

Total assets	173,145,308

LIABILITIES
Payable for return of collateral on securities loaned	3,651,450
Payable for securities purchased	574,080
Investment management fees payable	80,124
Due to broker for futures variation margin	54,422
Payable for Portfolio shares redeemed	41,388
Distribution fees payable – Class IB	36,297
Administrative fees payable	18,086
Trustees’ fees payable	864
Distribution fees payable – Class IA	554
Accrued expenses	130,111

Total liabilities	4,587,376

NET ASSETS	$168,557,932

Net assets were comprised of:
Paid in capital	$188,993,407
Total distributable earnings (loss)	(20,435,475)

Net assets	$168,557,932

Class IA
Net asset value, offering and redemption price per share, $3,251,067 / 581,265 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.59

Class IB
Net asset value, offering and redemption price per share, $165,306,865 / 29,664,137 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.57

(x)	Includes value of securities on loan of $3,695,541.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($27,839 of dividend income received from affiliates) (net of $85,411 foreign withholding tax)	$9,737,252
Interest	1,320,986
Securities lending (net)	46,073

Total income	11,104,311

EXPENSES
Investment management fees	3,559,662
Administrative fees	615,186
Distribution fees – Class IB	490,140
Custodian fees	69,000
Professional fees	49,974
Printing and mailing expenses	48,634
Trustees’ fees	12,957
Distribution fees – Class IA	7,130
Miscellaneous	29,201

Gross expenses	4,881,884
Less: Waiver from investment manager	(319,317)

Net expenses	4,562,567

NET INVESTMENT INCOME (LOSS)	6,541,744

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($809,515 of realized gain (loss) from affiliates)	233,857,142
Futures contracts	(2,623,923)
Forward foreign currency contracts	148,060
Foreign currency transactions	331,057
Options written	5,733

Net realized gain (loss)	231,718,069

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(938,462) of change in unrealized appreciation (depreciation) from affiliates)	(230,247,521)
Futures contracts	(839,334)
Forward foreign currency contracts	670,771
Foreign currency translations	(6,906)

Net change in unrealized appreciation (depreciation)	(230,422,990)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,295,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,836,823

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,541,744	$9,424,423
Net realized gain (loss)	231,718,069	33,174,409
Net change in unrealized appreciation (depreciation)	(230,422,990)	41,533,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,836,823	84,132,379

Distributions to shareholders: (a)
Class IA	(1,371,086)	(190,740)
Class IB	(95,787,114)	(13,870,978)
Class K	(4,796,253)	(29,119,776)

Total distributions to shareholders	(101,954,453)	(43,181,494)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 167,067 and 22,190 shares, respectively ]	1,017,399	323,863
Capital shares issued in reinvestment of dividends and distributions [ 244,928 and 13,137 shares, respectively ]	1,371,086	190,740
Capital shares repurchased [ (25,763) and (27,500) shares, respectively ]	(368,756)	(404,827)

Total Class IA transactions	2,019,729	109,776

Class IB
Capital shares sold [ 325,012 and 655,124 shares, respectively ]	4,518,762	9,488,755
Capital shares issued in reinvestment of dividends and distributions [ 17,181,213 and 956,829 shares, respectively ]	95,787,114	13,870,978
Capital shares repurchased [ (1,969,543) and (2,028,313) shares, respectively ]	(28,087,719)	(29,728,624)

Total Class IB transactions	72,218,157	(6,368,891)

Class K (b)
Capital shares sold [ 23,978 and 441,434 shares, respectively ]	348,414	6,514,776
Capital shares issued in reinvestment of dividends and distributions [ 311,288 and 2,004,966 shares, respectively ]	4,796,253	29,119,776
Capital shares repurchased [ (28,974,584) and (3,911,595) shares, respectively ]	(447,229,720)	(57,449,136)

Total Class K transactions	(442,085,053)	(21,814,584)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(367,847,167)	(28,073,699)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(461,964,797)	12,877,186
NET ASSETS:
Beginning of year	630,522,729	617,645,543

End of year (c)	$168,557,932	$630,522,729

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $28,812, $2,092,926 and $5,240,784 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $161,928, $11,778,052 and $23,878,992 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b) After the close of business on October 2, 2018, operations for Class K ceased and shares of seed capital were fully redeemed.

(c) Includes accumulated undistributed (overdistributed) net investment income of $491,930 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016	2015	2014
Net asset value, beginning of year	$14.68	$13.78		$12.44	$13.00	$12.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.20	##	0.20	0.19	0.21
Net realized and unrealized gain (loss)	(1.70)	1.73		1.44	(0.50)	0.96

Total from investment operations	(1.56)	1.93		1.64	(0.31)	1.17

Less distributions:
Dividends from net investment income	(0.54)	(0.16)		(0.30)	(0.25)	(0.23)
Distributions from net realized gains	(6.99)	(0.87)		—	—	—

Total dividends and distributions	(7.53)	(1.03)		(0.30)	(0.25)	(0.23)

Net asset value, end of year	$5.59	$14.68		$13.78	$12.44	$13.00

Total return	(10.10)%	14.17%		13.14%	(2.38)%	9.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,251	$2,864		$2,580	$2,770	$3,177
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%		1.09%	1.10%	1.12%
Before waivers and reimbursements (f)	1.12%	1.11%		1.12%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	1.35	%(aa)	1.57%	1.43%	1.64%
Before waivers and reimbursements (f)	0.90%	1.29	%(aa)	1.54%	1.43%	1.64%
Portfolio turnover rate^	44%*	13%		13%	24%	12%

	Year Ended December 31,
Class IB	2018	2017		2016	2015	2014
Net asset value, beginning of year	$14.66	$13.76		$12.42	$12.98	$12.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.20	##	0.20	0.19	0.20
Net realized and unrealized gain (loss)	(1.70)	1.73		1.44	(0.51)	0.96

Total from investment operations	(1.56)	1.93		1.64	(0.32)	1.16

Less distributions:
Dividends from net investment income	(0.54)	(0.16)		(0.30)	(0.24)	(0.23)
Distributions from net realized gains	(6.99)	(0.87)		—	—	—

Total dividends and distributions	(7.53)	(1.03)		(0.30)	(0.24)	(0.23)

Net asset value, end of year	$5.57	$14.66		$13.76	$12.42	$12.98

Total return	(10.11)%	14.19%		13.16%	(2.39)%	9.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$165,307	$207,105		$200,159	$202,063	$234,510
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%		1.09%	1.10%	1.12%
Before waivers and reimbursements (f)	1.12%	1.11%		1.12%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	1.34	%(bb)	1.57%	1.44%	1.62%
Before waivers and reimbursements (f)	0.90%	1.28	%(bb)	1.54%	1.44%	1.62%
Portfolio turnover rate^	44%*	13%		13%	24%	12%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2018 to October 2, 2018‡	Year Ended December 31,
Class K		2017		2016	2015	2014
Net asset value, beginning of year	$14.68	$13.78		$12.44	$13.00	$12.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.23	##	0.23	0.22	0.24
Net realized and unrealized gain (loss)	0.81	1.73		1.44	(0.50)	0.96

Total from investment operations	0.98	1.96		1.67	(0.28)	1.20

Less distributions:
Dividends from net investment income	— #	(0.19)		(0.33)	(0.28)	(0.27)
Distributions from net realized gains	(0.18)	(0.87)		—	—	—

Total dividends and distributions	(0.18)	(1.06)		(0.33)	(0.28)	(0.27)

Net asset value, end of year	$15.48	$14.68		$13.78	$12.44	$13.00

Total return (b)	6.69%	14.44%		13.43%	(2.13)%	9.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$420,554		$414,906	$427,073	$480,589
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.80%		0.84%	0.85%	0.87%
Before waivers and reimbursements (a)(f)	0.86%	0.86%		0.87%	0.86%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.49%	1.59	%(cc)	1.82%	1.69%	1.87%
Before waivers and reimbursements (a)(f)	1.43%	1.52	%(cc)	1.79%	1.69%	1.87%
Portfolio turnover rate^	44%*	13%		13%	24%	12%
‡	After the close of business on October 2, 2018 operations for Class K ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser as discussed in Note 1. Excluding such transactions, the portfolio turnover rate would have been 25%.

#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.17, $0.17 and $0.20 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.15% after waivers and reimbursements and 1.09% for income before waivers and reimbursements.

(bb)

Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.14% after waivers and reimbursements and 1.07% for income before waivers and reimbursements.

(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.39% after waivers and reimbursements and 1.32% for income before waivers and reimbursements.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(5.82)%	7.25%	12.59%
Portfolio – Class IB Shares	(5.82)	7.25	12.51
Russell 3000® Index	(5.24)	7.91	13.18

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.82)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 3000® Index, which returned (5.24)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year were information technology, health care, consumer discretionary, utilities and real estate.

•	The top five stocks that provided the most positive impact to performance for the year were Microsoft Corp., Amazon.com, Inc., Merck & Co Inc., Pfizer Inc. and Mastercard Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were financials, industrials, communication services, energy and consumer staples.

•	The five worst performing stocks for the year were Facebook Inc., General Electric Co., Wells Fargo & Co., AT&T Inc. and Philip Morris International Inc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	19.7%
Health Care	14.9
Financials	13.8
Consumer Discretionary	10.2
Industrials	9.9
Communication Services	9.0
Consumer Staples	6.6
Energy	4.9
Real Estate	3.8
Utilities	3.3
Materials	3.0
Repurchase Agreements	0.7
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$917.50	$3.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.63
Class IB
Actual	1,000.00	917.30	3.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.63

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.0%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	1,462,978	$41,753,392
CenturyLink, Inc.	194,275	2,943,266
Cogent Communications Holdings, Inc.	6,300	284,823
Verizon Communications, Inc.	832,594	46,808,435
Vonage Holdings Corp.*	43,000	375,390
Zayo Group Holdings, Inc.*	34,900	797,116

		92,962,422

Entertainment (1.9%)
Activision Blizzard, Inc.	156,300	7,278,891
AMC Entertainment Holdings, Inc., Class A (x)	19,400	238,232
Cinemark Holdings, Inc.	31,500	1,127,700
Electronic Arts, Inc.*	63,900	5,042,349
Liberty Media Corp.-Liberty Formula One, Class A*	3,974	118,107
Liberty Media Corp.-Liberty Formula One, Class C*	40,748	1,250,964
Lions Gate Entertainment Corp., Class A	5,700	91,770
Lions Gate Entertainment Corp., Class B	16,015	238,303
Live Nation Entertainment, Inc.*	33,200	1,635,100
Madison Square Garden Co. (The), Class A*	3,929	1,051,794
Netflix, Inc.*	83,900	22,456,674
Pandora Media, Inc.*	51,000	412,590
Take-Two Interactive Software, Inc.*	25,800	2,655,852
Twenty-First Century Fox, Inc., Class A	217,826	10,481,787
Twenty-First Century Fox, Inc., Class B	97,000	4,634,660
Viacom, Inc., Class B	84,360	2,168,052
Walt Disney Co. (The)	298,968	32,781,841
World Wrestling Entertainment, Inc., Class A	8,700	650,064
Zynga, Inc., Class A*	123,800	486,534

		94,801,264

Interactive Media & Services (3.9%)
Alphabet, Inc., Class A*	60,125	62,828,220
Alphabet, Inc., Class C*	61,019	63,191,887
Cars.com, Inc.*	1,500	32,250
Facebook, Inc., Class A*	478,600	62,739,674
IAC/InterActiveCorp*	14,850	2,718,144
Liberty TripAdvisor Holdings, Inc., Class A*	6,502	103,317
Match Group, Inc. (x)	6,600	282,282
TripAdvisor, Inc.*	26,605	1,435,074
Twitter, Inc.*	147,100	4,227,654
Yelp, Inc.*	13,200	461,868
Zillow Group, Inc., Class A*	7,862	247,102
Zillow Group, Inc., Class C (x)*	23,524	742,888

		199,010,360

Media (1.3%)
AMC Networks, Inc., Class A*	14,712	807,395
Cable One, Inc.	900	738,090
CBS Corp. (Non-Voting), Class B	69,320	3,030,670
Charter Communications, Inc., Class A*	35,575	10,137,808
Clear Channel Outdoor Holdings, Inc., Class A	57,500	298,425
Comcast Corp., Class A	916,148	31,194,839
Discovery, Inc., Class A (x)*	37,900	937,646
Discovery, Inc., Class C*	79,909	1,844,300
DISH Network Corp., Class A*	55,660	1,389,830
GCI Liberty, Inc., Class A*	21,686	892,596
Interpublic Group of Cos., Inc. (The)	77,600	1,600,888
John Wiley & Sons, Inc., Class A	9,500	446,215
Liberty Broadband Corp., Class A*	2,500	179,525
Liberty Broadband Corp., Class C*	24,248	1,746,583
Liberty Latin America Ltd., Class C*	17,700	257,889
Liberty Media Corp.-Liberty SiriusXM, Class A*	24,697	908,850
Liberty Media Corp.-Liberty SiriusXM, Class C*	39,194	1,449,394
Meredith Corp. (x)	7,700	399,938
New York Times Co. (The), Class A (x)	19,800	441,342
News Corp., Class A	93,361	1,059,647
Nexstar Media Group, Inc., Class A (x)	9,772	768,470
Omnicom Group, Inc.	48,700	3,566,788
Sinclair Broadcast Group, Inc., Class A	14,300	376,662
Sirius XM Holdings, Inc. (x)	325,900	1,860,889
TEGNA, Inc.	35,200	382,624
Tribune Media Co., Class A	19,600	889,448

		67,606,751

Wireless Telecommunication Services (0.1%)
Shenandoah Telecommunications Co.	9,300	411,525
Spok Holdings, Inc.	100	1,326
Sprint Corp.*	175,679	1,022,452
Telephone & Data Systems, Inc.	28,186	917,172
T-Mobile US, Inc.*	62,100	3,950,181
United States Cellular Corp.*	5,300	275,441

		6,578,097

Total Communication Services		460,958,894

Consumer Discretionary (10.2%)
Auto Components (0.3%)
Adient plc	21,753	327,600
American Axle & Manufacturing Holdings, Inc.*	20,400	226,440
Aptiv plc	59,000	3,632,630
BorgWarner, Inc.	46,560	1,617,494

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cooper-Standard Holdings, Inc.*	3,600	$223,632
Dana, Inc.	31,900	434,797
Dorman Products, Inc.*	4,300	387,086
Fox Factory Holding Corp.*	7,300	429,751
Garrett Motion, Inc. (x)*	15,390	189,913
Gentex Corp.	56,600	1,143,886
Gentherm, Inc.*	4,200	167,916
Goodyear Tire & Rubber Co. (The)	56,500	1,153,165
LCI Industries	1,300	86,840
Lear Corp.	14,500	1,781,470
Tenneco, Inc., Class A	8,300	227,337
Visteon Corp.*	7,700	464,156

		12,494,113

Automobiles (0.5%)
Ford Motor Co.	805,736	6,163,880
General Motors Co.	263,500	8,814,075
Harley-Davidson, Inc.	35,950	1,226,614
Tesla, Inc.*	27,400	9,118,720
Thor Industries, Inc.	10,700	556,400

		25,879,689

Distributors (0.1%)
Core-Mark Holding Co., Inc.	3,700	86,025
Genuine Parts Co.	30,900	2,967,018
LKQ Corp.*	73,700	1,748,901
Pool Corp.	10,400	1,545,960

		6,347,904

Diversified Consumer Services (0.2%)
Adtalem Global Education, Inc.*	13,800	653,016
Bright Horizons Family Solutions, Inc.*	12,000	1,337,400
Chegg, Inc.*	20,100	571,242
frontdoor, Inc.*	15,900	423,099
Graham Holdings Co., Class B	900	576,522
Grand Canyon Education, Inc.*	12,900	1,240,206
H&R Block, Inc.	55,850	1,416,915
Houghton Mifflin Harcourt Co.*	13,100	116,066
Laureate Education, Inc., Class A*	5,900	89,916
Service Corp. International	42,000	1,690,920
ServiceMaster Global Holdings, Inc.*	31,800	1,168,332
Sotheby’s*	500	19,870
Strategic Education, Inc.	4,200	476,364
Weight Watchers International, Inc.*	7,300	281,415

		10,061,283

Hotels, Restaurants & Leisure (2.1%)
Aramark	56,900	1,648,393
Bloomin’ Brands, Inc.	18,900	338,121
Boyd Gaming Corp.	11,900	247,282
Brinker International, Inc. (x)	9,100	400,218
Caesars Entertainment Corp. (x)*	122,500	831,775
Carnival Corp.	86,760	4,277,268
Cheesecake Factory, Inc. (The) (x)	8,900	387,239
Chipotle Mexican Grill, Inc.*	5,200	2,245,308
Choice Hotels International, Inc.	7,400	529,692
Churchill Downs, Inc.	3,200	780,608
Cracker Barrel Old Country Store, Inc. (x)	5,800	927,188
Darden Restaurants, Inc.	26,850	2,681,241
Dave & Buster’s Entertainment, Inc.	9,100	405,496
Domino’s Pizza, Inc.	8,700	2,157,513
Dunkin’ Brands Group, Inc.	21,300	1,365,756
Eldorado Resorts, Inc. (x)*	13,500	488,835
Extended Stay America, Inc.	36,500	565,750
Hilton Grand Vacations, Inc.*	19,140	505,105
Hilton Worldwide Holdings, Inc.	57,333	4,116,509
Hyatt Hotels Corp., Class A	9,300	628,680
International Speedway Corp., Class A	1,200	52,632
Jack in the Box, Inc.	9,900	768,537
Las Vegas Sands Corp.	75,100	3,908,955
Marriott International, Inc., Class A	60,505	6,568,423
Marriott Vacations Worldwide Corp.	8,171	576,137
McDonald’s Corp.	155,721	27,651,378
MGM Resorts International	111,400	2,702,564
Norwegian Cruise Line Holdings Ltd.*	42,200	1,788,858
Penn National Gaming, Inc.*	18,200	342,706
Planet Fitness, Inc., Class A*	18,400	986,608
Red Rock Resorts, Inc., Class A	14,700	298,557
Royal Caribbean Cruises Ltd.	33,350	3,261,296
Shake Shack, Inc., Class A*	6,900	313,398
Six Flags Entertainment Corp.	16,884	939,257
Starbucks Corp.	267,900	17,252,760
Texas Roadhouse, Inc.	18,200	1,086,540
Vail Resorts, Inc.	8,300	1,749,806
Wendy’s Co. (The)	47,800	746,158
Wyndham Destinations, Inc.	21,270	762,317
Wyndham Hotels & Resorts, Inc.	21,270	965,020
Wynn Resorts Ltd.	21,200	2,096,892
Yum China Holdings, Inc.	77,640	2,603,269
Yum! Brands, Inc.	66,240	6,088,781

		109,038,826

Household Durables (0.4%)
DR Horton, Inc.	75,200	2,606,432
Garmin Ltd.	26,100	1,652,652
Helen of Troy Ltd.*	6,000	787,080
iRobot Corp. (x)*	5,600	468,944
KB Home	18,100	345,710
Leggett & Platt, Inc.	33,200	1,189,888
Lennar Corp., Class A	58,989	2,309,419
Mohawk Industries, Inc.*	14,800	1,731,008
Newell Brands, Inc.	88,190	1,639,452
NVR, Inc.*	800	1,949,592
PulteGroup, Inc.	60,800	1,580,192
Roku, Inc. (x)*	10,100	309,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Taylor Morrison Home Corp., Class A*	23,500	$373,650
Tempur Sealy International, Inc. (x)*	10,100	418,140
Toll Brothers, Inc.	32,900	1,083,397
TopBuild Corp.*	7,211	324,495
TRI Pointe Group, Inc.*	34,400	375,992
Tupperware Brands Corp.	10,600	334,642
Whirlpool Corp.	14,420	1,541,066

		21,021,215

Internet & Direct Marketing Retail (3.0%)
Amazon.com, Inc.*	81,490	122,395,535
Booking Holdings, Inc.*	9,680	16,673,026
eBay, Inc.*	197,070	5,531,755
Etsy, Inc.*	24,700	1,174,979
Expedia Group, Inc.	24,843	2,798,564
Groupon, Inc. (x)*	78,200	250,240
GrubHub, Inc.*	18,300	1,405,623
Liberty Expedia Holdings, Inc., Class A*	8,457	330,753
Qurate Retail, Inc., Class A*	86,720	1,692,775
Shutterfly, Inc.*	5,500	221,430
Stamps.com, Inc.*	3,600	560,304
Wayfair, Inc., Class A (x)*	11,600	1,044,928

		154,079,912

Leisure Products (0.1%)
Brunswick Corp.	22,600	1,049,770
Hasbro, Inc.	27,100	2,201,875
Mattel, Inc. (x)*	79,800	797,202
Polaris Industries, Inc.	12,300	943,164

		4,992,011

Multiline Retail (0.5%)
Dillard’s, Inc., Class A (x)	4,900	295,519
Dollar General Corp.	55,500	5,998,440
Dollar Tree, Inc.*	50,123	4,527,109
Kohl’s Corp.	36,010	2,388,904
Macy’s, Inc.	74,400	2,215,632
Nordstrom, Inc. (x)	24,390	1,136,818
Ollie’s Bargain Outlet Holdings, Inc.*	10,100	671,751
Target Corp.	110,760	7,320,128

		24,554,301

Specialty Retail (2.2%)
Aaron’s, Inc.	14,600	613,930
Advance Auto Parts, Inc.	14,550	2,291,043
American Eagle Outfitters, Inc.	35,200	680,416
Ascena Retail Group, Inc.*	8,768	22,008
At Home Group, Inc. (x)*	11,400	212,724
AutoNation, Inc.*	12,600	449,820
AutoZone, Inc.*	5,390	4,518,653
Bed Bath & Beyond, Inc. (x)	36,650	414,878
Best Buy Co., Inc.	54,910	2,908,034
Burlington Stores, Inc.*	14,400	2,342,448
Camping World Holdings, Inc., Class A (x)	7,700	88,319
CarMax, Inc. (x)*	36,650	2,299,054
Carvana Co. (x)*	6,300	206,073
Children’s Place, Inc. (The)	3,500	315,315
Dick’s Sporting Goods, Inc.	22,400	698,880
Five Below, Inc.*	14,100	1,442,712
Foot Locker, Inc.	24,200	1,287,440
Gap, Inc. (The)	51,790	1,334,110
Genesco, Inc.*	2,000	88,600
Home Depot, Inc. (The)	231,960	39,855,367
L Brands, Inc.	58,690	1,506,572
Lithia Motors, Inc., Class A	900	68,697
Lowe’s Cos., Inc.	166,040	15,335,454
Michaels Cos., Inc. (The) (x)*	16,200	219,348
Monro, Inc.	5,300	364,375
Murphy USA, Inc.*	3,855	295,447
National Vision Holdings, Inc.*	200	5,634
Office Depot, Inc.	31,829	82,119
O’Reilly Automotive, Inc.*	16,350	5,629,796
Penske Automotive Group, Inc.	2,400	96,768
RH (x)*	4,000	479,280
Ross Stores, Inc.	76,420	6,358,144
Sally Beauty Holdings, Inc.*	28,200	480,810
Signet Jewelers Ltd. (x)	15,880	504,508
Tiffany & Co.	25,500	2,053,005
TJX Cos., Inc. (The)	259,000	11,587,660
Tractor Supply Co.	27,000	2,252,880
Ulta Beauty, Inc.*	11,800	2,889,112
Urban Outfitters, Inc.*	20,450	678,940
Williams-Sonoma, Inc. (x)	18,000	908,100

		113,866,473

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.	10,480	855,377
Columbia Sportswear Co.	5,200	437,268
Deckers Outdoor Corp.*	7,200	921,240
G-III Apparel Group Ltd.*	200	5,578
Hanesbrands, Inc.	80,200	1,004,906
Lululemon Athletica, Inc.*	20,500	2,493,005
Michael Kors Holdings Ltd.*	31,300	1,186,896
NIKE, Inc., Class B	252,520	18,721,833
PVH Corp.	17,081	1,587,679
Ralph Lauren Corp.	11,370	1,176,340
Skechers U.S.A., Inc., Class A*	30,600	700,434
Steven Madden Ltd.	13,803	417,679
Tapestry, Inc.	65,220	2,201,175
Under Armour, Inc., Class A (x)*	44,900	793,383
Under Armour, Inc., Class C*	45,218	731,175
VF Corp.	66,800	4,765,512
Wolverine World Wide, Inc.	27,700	883,353

		38,882,833

Total Consumer Discretionary		521,218,560

Consumer Staples (6.6%)
Beverages (1.6%)
Boston Beer Co., Inc. (The), Class A*	1,700	409,428
Brown-Forman Corp., Class A	13,400	635,428
Brown-Forman Corp., Class B	58,275	2,772,725
Coca-Cola Co. (The)	769,840	36,451,924
Constellation Brands, Inc., Class A	31,700	5,097,994
Keurig Dr Pepper, Inc.	37,710	966,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Molson Coors Brewing Co., Class B	40,350	$2,266,056
Monster Beverage Corp.*	81,700	4,021,274
PepsiCo, Inc.	284,090	31,386,263

		84,007,976

Food & Staples Retailing (1.4%)
Casey’s General Stores, Inc.	9,800	1,255,772
Costco Wholesale Corp.	88,250	17,977,408
Kroger Co. (The)	160,120	4,403,300
Performance Food Group Co.*	18,500	596,995
Sprouts Farmers Market, Inc.*	37,300	876,923
Sysco Corp.	101,250	6,344,325
US Foods Holding Corp.*	43,800	1,385,832
Walgreens Boots Alliance, Inc.	173,380	11,847,055
Walmart, Inc.	289,820	26,996,733

		71,684,343

Food Products (1.1%)
Archer-Daniels-Midland Co.	115,160	4,718,105
Bunge Ltd.	28,780	1,538,003
Campbell Soup Co. (x)	41,300	1,362,487
Conagra Brands, Inc.	95,092	2,031,165
Darling Ingredients, Inc.*	28,800	554,112
Flowers Foods, Inc.	47,400	875,478
General Mills, Inc.	127,500	4,964,850
Hain Celestial Group, Inc. (The)*	5,600	88,816
Hershey Co. (The)	31,150	3,338,657
Hormel Foods Corp. (x)	54,400	2,321,792
Ingredion, Inc.	17,300	1,581,220
J&J Snack Foods Corp.	3,000	433,770
JM Smucker Co. (The)	21,927	2,049,955
Kellogg Co.	53,100	3,027,231
Kraft Heinz Co. (The)	122,236	5,261,038
Lamb Weston Holdings, Inc.	34,350	2,526,786
Lancaster Colony Corp.	3,200	565,952
McCormick & Co., Inc. (Non-Voting)	25,650	3,571,506
Mondelez International, Inc., Class A	291,410	11,665,142
Post Holdings, Inc.*	14,800	1,319,124
Sanderson Farms, Inc.	1,000	99,290
TreeHouse Foods, Inc.*	11,500	583,165
Tyson Foods, Inc., Class A	61,600	3,289,440

		57,767,084

Household Products (1.5%)
Church & Dwight Co., Inc.	50,900	3,347,184
Clorox Co. (The)	26,850	4,138,659
Colgate-Palmolive Co.	176,020	10,476,710
Energizer Holdings, Inc.	16,450	742,718
Kimberly-Clark Corp.	73,400	8,363,196
Procter & Gamble Co. (The)	501,345	46,083,632
Spectrum Brands Holdings, Inc.	8,718	368,336
WD-40 Co. (x)	2,100	384,846

		73,905,281

Personal Products (0.2%)
Coty, Inc., Class A	107,071	702,386
Edgewell Personal Care Co.*	16,450	614,407
Estee Lauder Cos., Inc. (The), Class A	43,700	5,685,370
Herbalife Nutrition Ltd.*	23,700	1,397,115
Medifast, Inc.	2,400	300,048
Nu Skin Enterprises, Inc., Class A	15,500	950,615

		9,649,941

Tobacco (0.8%)
Altria Group, Inc.	382,990	18,915,876
Philip Morris International, Inc.	311,530	20,797,743

		39,713,619

Total Consumer Staples		336,728,244

Energy (4.9%)
Energy Equipment & Services (0.5%)
Apergy Corp.*	17,995	487,305
Archrock, Inc.	16,900	126,581
Baker Hughes a GE Co.	94,084	2,022,806
C&J Energy Services, Inc.*	12,400	167,400
Cactus, Inc., Class A*	5,400	148,014
Covia Holdings Corp.*	6,479	22,158
Diamond Offshore Drilling, Inc. (x)*	14,600	137,824
Dril-Quip, Inc.*	5,800	174,174
Exterran Corp.*	9,150	161,955
Forum Energy Technologies, Inc.*	4,000	16,520
Frank’s International NV*	30,100	157,122
Halliburton Co.	184,430	4,902,149
Helmerich & Payne, Inc.	22,200	1,064,268
Keane Group, Inc.*	1,900	15,542
KLX Energy Services Holdings, Inc.*	5,492	128,787
McDermott International, Inc.*	36,600	239,364
Nabors Industries Ltd.	60,500	121,000
National Oilwell Varco, Inc.	85,380	2,194,266
Noble Corp. plc*	55,400	145,148
Oceaneering International, Inc.*	20,400	246,840
Oil States International, Inc.*	14,600	208,488
Patterson-UTI Energy, Inc.	45,900	475,065
Rowan Cos. plc, Class A (x)*	25,700	215,623
RPC, Inc. (x)	16,700	164,829
Schlumberger Ltd.	281,855	10,169,328
SEACOR Marine Holdings, Inc.*	8	94
Superior Energy Services, Inc.*	48,500	162,475
Transocean Ltd. (x)*	90,838	630,416
Unit Corp.*	900	12,852
US Silica Holdings, Inc. (x)	14,900	151,682
Weatherford International plc (x)*	188,500	105,372

		24,975,447

Oil, Gas & Consumable Fuels (4.4%)
Alta Mesa Resources, Inc., Class A (x)*	11,200	11,200
Anadarko Petroleum Corp.	106,280	4,659,315
Antero Resources Corp.*	51,000	478,890
Apache Corp.	81,080	2,128,350
Arch Coal, Inc., Class A	1,600	132,784

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cabot Oil & Gas Corp.	88,500	$1,977,975
California Resources Corp. (x)*	9,724	165,697
Callon Petroleum Co.*	29,100	188,859
Carrizo Oil & Gas, Inc.*	16,100	181,769
Centennial Resource Development, Inc., Class A (x)*	29,400	323,988
Cheniere Energy, Inc.*	46,900	2,776,011
Chesapeake Energy Corp. (x)*	199,910	419,811
Chevron Corp.	383,400	41,710,086
Cimarex Energy Co.	20,260	1,249,029
CNX Resources Corp.*	54,000	616,680
Concho Resources, Inc.*	41,532	4,269,074
ConocoPhillips	240,976	15,024,854
Continental Resources, Inc.*	20,200	811,838
CVR Energy, Inc.	10,000	344,800
Delek US Holdings, Inc.	17,124	556,701
Denbury Resources, Inc. (x)*	93,100	159,201
Devon Energy Corp.	109,730	2,473,314
Diamondback Energy, Inc.	34,841	3,229,761
EOG Resources, Inc.	117,500	10,247,175
EP Energy Corp., Class A (x)*	28,900	20,230
EQT Corp.	54,127	1,022,459
Equitrans Midstream Corp.*	43,301	866,886
Extraction Oil & Gas, Inc. (x)*	32,887	141,085
Exxon Mobil Corp.#	852,665	58,143,226
Frontline Ltd. (x)*	1,500	8,295
Golar LNG Ltd.	21,900	476,544
Green Plains, Inc.	600	7,866
Gulfport Energy Corp.*	29,500	193,225
Hess Corp.	58,820	2,382,210
HollyFrontier Corp.	37,332	1,908,412
Jagged Peak Energy, Inc. (x)*	23,900	217,968
Kinder Morgan, Inc.	399,071	6,137,712
Kosmos Energy Ltd.*	38,600	150,154
Laredo Petroleum, Inc.*	30,700	111,134
Marathon Oil Corp.	176,590	2,532,301
Marathon Petroleum Corp.	134,333	7,926,990
Matador Resources Co.*	18,100	281,093
Murphy Oil Corp.	37,020	865,898
Newfield Exploration Co.*	46,550	682,423
Noble Energy, Inc.	110,554	2,073,993
Oasis Petroleum, Inc.*	42,800	236,684
Occidental Petroleum Corp.	154,160	9,462,341
ONEOK, Inc.	83,513	4,505,526
Parsley Energy, Inc., Class A*	49,800	795,804
PBF Energy, Inc., Class A	22,900	748,143
PDC Energy, Inc.*	13,700	407,712
Peabody Energy Corp.	14,200	432,816
Phillips 66	84,588	7,287,256
Pioneer Natural Resources Co.	34,450	4,530,864
QEP Resources, Inc.*	6,300	35,469
Range Resources Corp.	49,600	474,672
Ship Finance International Ltd.	24,000	252,720
SM Energy Co.	15,700	243,036
Southwestern Energy Co.*	114,550	390,616
SRC Energy, Inc.*	50,500	237,350
Targa Resources Corp.	46,300	1,667,726
Teekay Corp.	2,200	7,348
Tellurian, Inc. (x)*	5,800	40,310
Ultra Petroleum Corp.*	24,400	18,546
Valero Energy Corp.	88,830	6,659,585
Whiting Petroleum Corp.*	18,950	429,976
WildHorse Resource Development Corp.*	16,700	235,637
Williams Cos., Inc. (The)	251,879	5,553,932
World Fuel Services Corp.	13,100	280,471
WPX Energy, Inc.*	86,833	985,555

		226,207,361

Total Energy		251,182,808

Financials (13.8%)
Banks (5.7%)
1st Source Corp.	600	24,204
Ameris Bancorp	6,400	202,688
Associated Banc-Corp.	35,306	698,706
BancFirst Corp.	500	24,950
BancorpSouth Bank	17,650	461,371
Bank of America Corp.	1,873,792	46,170,235
Bank of Hawaii Corp.	12,700	854,964
Bank of NT Butterfield & Son Ltd. (The)	2,700	84,645
Bank OZK	25,100	573,033
BankUnited, Inc.	26,500	793,410
Banner Corp.	4,200	224,616
BB&T Corp.	158,279	6,856,646
Berkshire Hills Bancorp, Inc.	7,800	210,366
BOK Financial Corp.	6,050	443,646
Boston Private Financial Holdings, Inc.	8,300	87,731
Brookline Bancorp, Inc.	29,000	400,780
Cadence Bancorp	4,100	68,798
Cathay General Bancorp	21,630	725,254
CenterState Bank Corp.	16,900	355,576
Chemical Financial Corp.	15,214	556,985
CIT Group, Inc.	29,500	1,128,965
Citigroup, Inc.	506,684	26,377,969
Citizens Financial Group, Inc.	100,000	2,973,000
City Holding Co.	6,830	461,640
Columbia Banking System, Inc.	14,000	508,060
Comerica, Inc.	37,200	2,555,268
Commerce Bancshares, Inc.	20,523	1,156,881
Community Bank System, Inc.	8,900	518,870
Cullen/Frost Bankers, Inc.	12,200	1,072,868
CVB Financial Corp.	25,800	521,934
Eagle Bancorp, Inc.*	4,700	228,937
East West Bancorp, Inc.	31,600	1,375,548
FCB Financial Holdings, Inc., Class A*	5,700	191,406
Fifth Third Bancorp	146,250	3,441,262
First Busey Corp.	5,333	130,872
First Citizens BancShares, Inc., Class A	2,200	829,510
First Commonwealth Financial Corp.	17,100	206,568
First Financial Bancorp	20,000	474,400
First Financial Bankshares, Inc. (x)	18,800	1,084,572
First Financial Corp.	9,700	389,455
First Hawaiian, Inc.	21,800	490,718
First Horizon National Corp.	72,610	955,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
First Interstate BancSystem, Inc., Class A (x)	5,800	$212,048
First Merchants Corp.	10,100	346,127
First Midwest Bancorp, Inc.	22,400	443,744
First Republic Bank	34,500	2,998,050
FNB Corp.	68,356	672,623
Fulton Financial Corp.	42,300	654,804
Glacier Bancorp, Inc.	20,100	796,362
Great Western Bancorp, Inc.	13,800	431,250
Hancock Whitney Corp.	24,124	835,897
Heartland Financial USA, Inc.	800	35,160
Hilltop Holdings, Inc.	18,400	328,072
Home BancShares, Inc.	34,000	555,560
Hope Bancorp, Inc.	29,283	347,296
Huntington Bancshares, Inc.	220,191	2,624,677
IBERIABANK Corp.	11,200	719,936
Independent Bank Corp./MA	3,200	224,992
Independent Bank Group, Inc.	4,400	201,388
International Bancshares Corp.	12,000	412,800
Investors Bancorp, Inc.	56,965	592,436
JPMorgan Chase & Co.	670,625	65,466,412
KeyCorp	228,102	3,371,348
LegacyTexas Financial Group, Inc.	7,600	243,884
M&T Bank Corp.	31,457	4,502,440
MB Financial, Inc.	13,100	519,153
NBT Bancorp, Inc.	13,100	453,129
Old National Bancorp	23,600	363,440
Pacific Premier Bancorp, Inc.*	9,600	244,992
PacWest Bancorp	26,596	885,115
Park National Corp.	500	42,475
People’s United Financial, Inc.	74,200	1,070,706
Pinnacle Financial Partners, Inc.	16,056	740,182
PNC Financial Services Group, Inc. (The)	93,018	10,874,734
Popular, Inc.	24,050	1,135,641
Prosperity Bancshares, Inc.	15,900	990,570
Regions Financial Corp.	238,800	3,195,144
Renasant Corp.	7,600	229,368
S&T Bancorp, Inc.	11,700	442,728
Sandy Spring Bancorp, Inc.	2,500	78,350
Seacoast Banking Corp. of Florida*	9,500	247,190
ServisFirst Bancshares, Inc.	6,700	213,529
Signature Bank	12,100	1,244,001
Simmons First National Corp., Class A	18,600	448,818
South State Corp.	5,900	353,705
Southside Bancshares, Inc.	100	3,175
Sterling Bancorp	46,737	771,628
SunTrust Banks, Inc.	99,150	5,001,126
SVB Financial Group*	11,200	2,127,104
Synovus Financial Corp.	29,000	927,710
TCF Financial Corp.	34,050	663,634
Texas Capital Bancshares, Inc.*	12,000	613,080
Tompkins Financial Corp.	6,239	467,987
Towne Bank	16,379	392,277
Trustmark Corp.	7,550	214,646
UMB Financial Corp.	10,600	646,282
Umpqua Holdings Corp.	44,690	710,571
Union Bankshares Corp.	13,400	378,282
United Bankshares, Inc.	20,400	634,644
United Community Banks, Inc.	12,500	268,250
US Bancorp	309,390	14,139,123
Valley National Bancorp	71,829	637,842
Webster Financial Corp.	18,400	906,936
Wells Fargo & Co.	873,719	40,260,972
WesBanco, Inc.	10,300	377,907
Westamerica Bancorp (x)	5,000	278,400
Western Alliance Bancorp*	20,800	821,392
Wintrust Financial Corp.	11,500	764,635
Zions Bancorp NA	40,900	1,666,266

		291,357,000

Capital Markets (2.7%)
Affiliated Managers Group, Inc.	13,740	1,338,826
Ameriprise Financial, Inc.	29,460	3,074,740
Artisan Partners Asset Management, Inc., Class A	200	4,422
Associated Capital Group, Inc., Class A (x)	6,900	243,087
Bank of New York Mellon Corp. (The)	193,050	9,086,863
BGC Partners, Inc., Class A	50,700	262,119
BlackRock, Inc.	25,110	9,863,710
Blucora, Inc.*	1,100	29,304
BrightSphere Investment Group plc	9,900	105,732
Cboe Global Markets, Inc.	22,800	2,230,524
Charles Schwab Corp. (The)	248,634	10,325,770
CME Group, Inc.	71,165	13,387,560
Cohen & Steers, Inc.	10,700	367,224
E*TRADE Financial Corp.	59,110	2,593,747
Eaton Vance Corp.	24,640	866,835
Evercore, Inc., Class A	8,900	636,884
FactSet Research Systems, Inc.	7,800	1,561,014
Federated Investors, Inc., Class B	23,300	618,615
Focus Financial Partners, Inc., Class A*	800	21,064
Franklin Resources, Inc.	71,790	2,129,291
GAMCO Investors, Inc., Class A	6,300	106,407
Goldman Sachs Group, Inc. (The)	71,200	11,893,960
Hamilton Lane, Inc., Class A	2,600	96,200
Houlihan Lokey, Inc.	6,600	242,880
Interactive Brokers Group, Inc., Class A	14,040	767,286
Intercontinental Exchange, Inc.	114,890	8,654,664
Invesco Ltd.	96,600	1,617,084
Lazard Ltd., Class A	25,200	930,132
Legg Mason, Inc.	19,050	485,965
LPL Financial Holdings, Inc.	22,800	1,392,624
MarketAxess Holdings, Inc.	8,260	1,745,421
Moelis & Co., Class A	3,700	127,206
Moody’s Corp.	36,250	5,076,450
Morgan Stanley	247,473	9,812,304
Morningstar, Inc.	3,200	351,488
MSCI, Inc.	18,134	2,673,496
Nasdaq, Inc.	24,000	1,957,680
Northern Trust Corp.	44,150	3,690,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Piper Jaffray Cos.	3,300	$217,272
Raymond James Financial, Inc.	29,600	2,202,536
S&P Global, Inc.	51,830	8,807,990
SEI Investments Co.	33,650	1,554,630
State Street Corp.	77,750	4,903,693
Stifel Financial Corp.	15,339	635,341
T. Rowe Price Group, Inc.	51,680	4,771,098
TD Ameritrade Holding Corp.	62,236	3,047,075
Virtu Financial, Inc., Class A	16,700	430,192
Waddell & Reed Financial, Inc., Class A (x)	15,320	276,986
WisdomTree Investments, Inc. (x)	32,500	216,125

		137,432,014

Consumer Finance (0.7%)
Ally Financial, Inc.	98,100	2,222,946
American Express Co.	142,156	13,550,310
Capital One Financial Corp.	99,670	7,534,055
Credit Acceptance Corp.*	1,900	725,344
Discover Financial Services	71,870	4,238,893
FirstCash, Inc.	10,972	793,824
Green Dot Corp., Class A*	9,900	787,248
LendingClub Corp.*	63,200	166,216
Navient Corp.	80,584	709,945
Nelnet, Inc., Class A	5,000	261,700
OneMain Holdings, Inc.*	11,300	274,477
PRA Group, Inc.*	3,800	92,606
Santander Consumer USA Holdings, Inc.	21,800	383,462
SLM Corp.*	117,584	977,123
Synchrony Financial	151,200	3,547,152

		36,265,301

Diversified Financial Services (1.6%)
Berkshire Hathaway, Inc., Class B*	388,485	79,320,867
Cannae Holdings, Inc.*	13,660	233,859
FGL Holdings*	2,600	17,316
Jefferies Financial Group, Inc.	73,888	1,282,696
Voya Financial, Inc.	32,700	1,312,578

		82,167,316

Insurance (2.7%)
Aflac, Inc.	160,600	7,316,936
Alleghany Corp.	3,054	1,903,619
Allstate Corp. (The)	69,940	5,779,142
American Equity Investment Life Holding Co.	17,400	486,156
American Financial Group, Inc.	16,830	1,523,620
American International Group, Inc.	188,236	7,418,381
American National Insurance Co.	4,000	508,960
AMERISAFE, Inc.	1,700	96,373
Aon plc	49,978	7,264,802
Arch Capital Group Ltd.*	89,400	2,388,768
Argo Group International Holdings Ltd.	4,375	294,219
Arthur J Gallagher & Co.	39,500	2,911,150
Aspen Insurance Holdings Ltd.	13,270	557,207
Assurant, Inc.	12,900	1,153,776
Assured Guaranty Ltd.	21,700	830,676
Athene Holding Ltd., Class A*	32,754	1,304,592
Axis Capital Holdings Ltd.	17,270	891,823
Brighthouse Financial, Inc.*	24,732	753,831
Brown & Brown, Inc.	51,200	1,411,072
Chubb Ltd.	95,344	12,316,538
Cincinnati Financial Corp.	34,320	2,657,054
CNA Financial Corp.	9,600	423,840
CNO Financial Group, Inc.	37,400	556,512
Employers Holdings, Inc.	800	33,576
Enstar Group Ltd.*	2,700	452,439
Erie Indemnity Co., Class A	5,900	786,529
Everest Re Group Ltd.	9,800	2,134,048
FBL Financial Group, Inc., Class A	1,800	118,170
Fidelity National Financial, Inc.	65,689	2,065,262
First American Financial Corp.	26,400	1,178,496
Genworth Financial, Inc., Class A*	84,200	392,372
Hanover Insurance Group, Inc. (The)	10,690	1,248,271
Hartford Financial Services Group, Inc. (The)	73,710	3,276,409
Horace Mann Educators Corp.	6,100	228,445
Kemper Corp.	13,682	908,211
Lincoln National Corp.	47,450	2,434,659
Loews Corp.	64,792	2,949,332
Markel Corp.*	2,960	3,072,628
Marsh & McLennan Cos., Inc.	102,050	8,138,488
Mercury General Corp.	6,700	346,457
MetLife, Inc.	178,260	7,319,356
National General Holdings Corp.	12,700	307,467
Navigators Group, Inc. (The)	200	13,898
Old Republic International Corp.	71,894	1,478,860
Primerica, Inc.	9,800	957,558
Principal Financial Group, Inc.	62,900	2,778,293
ProAssurance Corp.	11,800	478,608
Progressive Corp. (The)	120,500	7,269,765
Prudential Financial, Inc.	84,431	6,885,348
Reinsurance Group of America, Inc.	15,510	2,174,967
RenaissanceRe Holdings Ltd.	9,760	1,304,912
RLI Corp.	8,880	612,631
Selective Insurance Group, Inc.	13,700	834,878
Third Point Reinsurance Ltd.*	23,300	224,612
Torchmark Corp.	21,405	1,595,315
Travelers Cos., Inc. (The)	54,570	6,534,758
Unum Group	50,300	1,477,814
White Mountains Insurance Group Ltd.	600	514,614
Willis Towers Watson plc	28,000	4,252,080
WR Berkley Corp.	20,200	1,492,982

		139,021,555

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	103,900	1,822,406
Annaly Capital Management, Inc. (REIT)	248,353	2,438,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Apollo Commercial Real Estate Finance, Inc. (REIT)	25,300	$421,498
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	21,000	669,060
Chimera Investment Corp. (REIT)	44,040	784,793
Invesco Mortgage Capital, Inc. (REIT)	15,200	220,096
Ladder Capital Corp. (REIT)	22,200	343,434
MFA Financial, Inc. (REIT)	120,050	801,934
New Residential Investment Corp. (REIT)	66,550	945,676
Redwood Trust, Inc. (REIT)	5,800	87,406
Starwood Property Trust, Inc. (REIT)	57,200	1,127,412
Two Harbors Investment Corp. (REIT)	59,620	765,521

		10,428,062

Thrifts & Mortgage Finance (0.2%)
Axos Financial, Inc.*	9,000	226,620
Beneficial Bancorp, Inc.	27,516	393,204
Capitol Federal Financial, Inc.	22,586	288,423
Columbia Financial, Inc.*	7,200	110,088
Dime Community Bancshares, Inc.	24,800	421,104
Essent Group Ltd.*	17,600	601,568
Flagstar Bancorp, Inc.*	2,000	52,800
Kearny Financial Corp.	35,632	456,802
LendingTree, Inc. (x)*	1,400	307,398
MGIC Investment Corp.*	75,800	792,868
New York Community Bancorp, Inc.	108,550	1,021,456
Northwest Bancshares, Inc.	16,800	284,592
OceanFirst Financial Corp.	3,600	81,036
Provident Financial Services, Inc.	3,600	86,868
Radian Group, Inc.	50,400	824,544
TFS Financial Corp.	15,800	254,854
TrustCo Bank Corp.	6,300	43,218
Walker & Dunlop, Inc.	4,800	207,600
Washington Federal, Inc.	23,100	617,001

		7,072,044

Total Financials		703,743,292

Health Care (14.9%)
Biotechnology (2.9%)
AbbVie, Inc.	303,904	28,016,910
Acceleron Pharma, Inc.*	3,100	135,005
Achaogen, Inc. (x)*	1,100	1,353
Achillion Pharmaceuticals, Inc.*	49,600	78,864
Acorda Therapeutics, Inc.*	9,800	152,684
Agios Pharmaceuticals, Inc. (x)*	8,400	387,324
Aimmune Therapeutics, Inc. (x)*	12,800	306,176
Akebia Therapeutics, Inc. (x)*	11,492	63,549
Alder Biopharmaceuticals, Inc. (x)*	16,600	170,150
Alexion Pharmaceuticals, Inc.*	44,153	4,298,736
Alkermes plc*	37,600	1,109,576
Allakos, Inc. (x)*	2,000	104,540
Alnylam Pharmaceuticals, Inc.*	17,900	1,305,089
AMAG Pharmaceuticals, Inc.*	16,000	243,040
Amgen, Inc.	129,839	25,275,758
Amicus Therapeutics, Inc. (x)*	28,800	275,904
AnaptysBio, Inc.*	6,600	421,014
Apellis Pharmaceuticals, Inc.*	4,900	64,631
Arena Pharmaceuticals, Inc.*	11,400	444,030
Array BioPharma, Inc.*	36,700	522,975
Arrowhead Pharmaceuticals, Inc. (x)*	25,100	311,742
Atara Biotherapeutics, Inc.*	5,800	201,492
Audentes Therapeutics, Inc.*	4,000	85,280
Biogen, Inc.*	41,060	12,355,775
Biohaven Pharmaceutical Holding Co. Ltd.*	5,400	199,692
BioMarin Pharmaceutical, Inc.*	39,500	3,363,425
Bluebird Bio, Inc. (x)*	9,900	982,080
Blueprint Medicines Corp.*	9,100	490,581
Celgene Corp.*	143,138	9,173,715
Clovis Oncology, Inc. (x)*	9,800	176,008
Deciphera Pharmaceuticals, Inc.*	5,400	113,346
Denali Therapeutics, Inc. (x)*	14,300	295,438
Eagle Pharmaceuticals, Inc. (x)*	3,500	141,015
Editas Medicine, Inc. (x)*	11,500	261,625
Emergent BioSolutions, Inc.*	9,100	539,448
Enanta Pharmaceuticals, Inc.*	2,300	162,909
Esperion Therapeutics, Inc. (x)*	1,300	59,800
Exact Sciences Corp.*	23,800	1,501,780
Exelixis, Inc.*	63,800	1,254,946
FibroGen, Inc.*	14,700	680,316
Five Prime Therapeutics, Inc.*	9,200	85,560
G1 Therapeutics, Inc.*	5,000	95,750
Genomic Health, Inc.*	5,900	380,019
Gilead Sciences, Inc.	260,491	16,293,712
Global Blood Therapeutics, Inc.*	9,000	369,450
Halozyme Therapeutics, Inc.*	25,700	375,991
Heron Therapeutics, Inc. (x)*	14,700	381,318
ImmunoGen, Inc.*	32,100	154,080
Immunomedics, Inc. (x)*	26,300	375,301
Incyte Corp.*	37,700	2,397,343
Insmed, Inc. (x)*	16,100	211,232
Insys Therapeutics, Inc. (x)*	24,000	84,000
Intellia Therapeutics, Inc.*	11,100	151,515
Intercept Pharmaceuticals, Inc. (x)*	3,200	322,528
Intrexon Corp. (x)*	26,200	171,348
Ionis Pharmaceuticals, Inc.*	31,900	1,724,514
Iovance Biotherapeutics, Inc.*	14,600	129,210
Ironwood Pharmaceuticals, Inc.*	22,200	229,992
Karyopharm Therapeutics, Inc. (x)*	8,700	81,519
Lexicon Pharmaceuticals, Inc. (x)*	24,300	161,352
Ligand Pharmaceuticals, Inc.*	3,500	474,950
Loxo Oncology, Inc.*	5,800	812,406
Madrigal Pharmaceuticals, Inc. (x)*	1,600	180,352
Mirati Therapeutics, Inc. (x)*	7,800	330,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Momenta Pharmaceuticals, Inc.*	20,900	$230,736
Myriad Genetics, Inc.*	11,500	334,305
Neurocrine Biosciences, Inc.*	18,900	1,349,649
OPKO Health, Inc. (x)*	91,625	275,791
PDL BioPharma, Inc.*	58,500	169,650
Portola Pharmaceuticals, Inc. (x)*	11,200	218,624
Prothena Corp. plc*	7,900	81,370
PTC Therapeutics, Inc.*	4,900	168,168
Puma Biotechnology, Inc. (x)*	7,600	154,660
Radius Health, Inc.*	14,200	234,158
Regeneron Pharmaceuticals, Inc.*	16,200	6,050,700
REGENXBIO, Inc.*	7,100	297,845
Repligen Corp.*	7,500	395,550
Retrophin, Inc.*	7,300	165,199
Sage Therapeutics, Inc.*	8,600	823,794
Sangamo Therapeutics, Inc. (x)*	20,900	239,932
Sarepta Therapeutics, Inc. (x)*	12,700	1,385,951
Seattle Genetics, Inc.*	23,100	1,308,846
Seres Therapeutics, Inc. (x)*	600	2,712
Solid Biosciences, Inc. (x)*	7,000	187,600
Spark Therapeutics, Inc. (x)*	4,800	187,872
Spectrum Pharmaceuticals, Inc.*	27,100	237,125
TESARO, Inc. (x)*	8,200	608,850
Ultragenyx Pharmaceutical, Inc.*	8,700	378,276
United Therapeutics Corp.*	10,000	1,089,000
Vertex Pharmaceuticals, Inc.*	52,800	8,749,488
Xencor, Inc.*	7,100	256,736
ZIOPHARM Oncology, Inc. (x)*	37,668	70,439

		147,355,065

Health Care Equipment & Supplies (3.4%)
Abbott Laboratories	349,012	25,244,038
ABIOMED, Inc.*	8,500	2,762,840
Align Technology, Inc.*	16,900	3,539,367
Avanos Medical, Inc.*	7,975	357,200
AxoGen, Inc.*	3,700	75,591
Baxter International, Inc.	102,880	6,771,562
Becton Dickinson and Co.	54,513	12,282,869
Boston Scientific Corp.*	284,700	10,061,298
Cantel Medical Corp.	8,150	606,767
CONMED Corp.	3,000	192,600
Cooper Cos., Inc. (The)	9,900	2,519,550
Danaher Corp.	126,660	13,061,179
Dentsply Sirona, Inc.	48,980	1,822,546
DexCom, Inc.*	20,100	2,407,980
Edwards Lifesciences Corp.*	43,600	6,678,212
Glaukos Corp. (x)*	7,200	404,424
Globus Medical, Inc., Class A*	14,100	610,248
Haemonetics Corp.*	12,100	1,210,605
Hill-Rom Holdings, Inc.	14,830	1,313,197
Hologic, Inc.*	62,600	2,572,860
ICU Medical, Inc.*	3,200	734,816
IDEXX Laboratories, Inc.*	17,700	3,292,554
Inogen, Inc.*	3,600	447,012
Insulet Corp. (x)*	13,900	1,102,548
Integer Holdings Corp.*	8,600	655,836
Integra LifeSciences Holdings Corp.*	14,600	658,460
Intuitive Surgical, Inc.*	22,900	10,967,268
iRhythm Technologies, Inc.*	3,000	208,440
LivaNova plc*	10,700	978,729
Masimo Corp.*	9,200	987,804
Medtronic plc	272,285	24,767,044
Meridian Bioscience, Inc.	16,100	279,496
Merit Medical Systems, Inc.*	10,800	602,748
Natus Medical, Inc.*	6,700	228,001
Neogen Corp.*	13,200	752,400
Nevro Corp.*	5,600	217,784
Novocure Ltd.*	14,700	492,156
NuVasive, Inc.*	12,950	641,802
NxStage Medical, Inc.*	6,400	183,168
OraSure Technologies, Inc.*	6,200	72,416
Penumbra, Inc. (x)*	6,300	769,860
Quidel Corp.*	5,100	248,982
ResMed, Inc.	29,700	3,381,939
STAAR Surgical Co.*	11,900	379,729
STERIS plc	18,500	1,976,725
Stryker Corp.	69,970	10,967,798
Tandem Diabetes Care, Inc.*	10,300	391,091
Teleflex, Inc.	9,200	2,378,016
Varex Imaging Corp.*	8,924	211,320
Varian Medical Systems, Inc.*	18,410	2,086,037
West Pharmaceutical Services, Inc.	16,900	1,656,707
Wright Medical Group NV*	21,955	597,615
Zimmer Biomet Holdings, Inc.	44,600	4,625,912

		172,437,146

Health Care Providers & Services (2.9%)
Acadia Healthcare Co., Inc.*	14,500	372,795
Amedisys, Inc.*	5,800	679,238
AmerisourceBergen Corp.	31,700	2,358,480
AMN Healthcare Services, Inc.*	10,100	572,266
Anthem, Inc.	52,780	13,861,611
BioTelemetry, Inc.*	8,100	483,732
Brookdale Senior Living, Inc.*	36,435	244,114
Cardinal Health, Inc.	67,100	2,992,660
Centene Corp.*	40,324	4,649,357
Chemed Corp.	4,200	1,189,776
Cigna Corp.	76,324	14,495,454
Community Health Systems, Inc. (x)*	33,267	93,813
CVS Health Corp.	257,534	16,873,628
DaVita, Inc.*	26,300	1,353,398
Diplomat Pharmacy, Inc. (x)*	14,500	195,170
Encompass Health Corp.	24,800	1,530,160
Ensign Group, Inc. (The)	9,800	380,142
HCA Healthcare, Inc.	56,700	7,056,315
HealthEquity, Inc.*	9,000	536,850
Henry Schein, Inc.*	32,800	2,575,456
Humana, Inc.	28,400	8,136,032
Laboratory Corp. of America Holdings*	21,635	2,733,799
LHC Group, Inc.*	6,300	591,444
Magellan Health, Inc.*	4,800	273,072
McKesson Corp.	39,980	4,416,591
MEDNAX, Inc.*	22,740	750,420
Molina Healthcare, Inc.*	12,900	1,499,238
Owens & Minor, Inc. (x)	15,050	95,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Patterson Cos., Inc.	5,900	$115,994
Premier, Inc., Class A*	12,400	463,140
Quest Diagnostics, Inc.	28,530	2,375,693
Select Medical Holdings Corp.*	19,500	299,325
Tenet Healthcare Corp.*	6,400	109,696
Tivity Health, Inc.*	12,800	317,568
UnitedHealth Group, Inc.	191,657	47,745,592
Universal Health Services, Inc., Class B	19,580	2,282,245
US Physical Therapy, Inc.	600	61,410
WellCare Health Plans, Inc.*	10,400	2,455,336

		147,216,276

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	33,250	320,530
athenahealth, Inc.*	9,100	1,200,563
Castlight Health, Inc., Class B*	10,600	23,002
Cerner Corp.*	62,600	3,282,744
Evolent Health, Inc., Class A*	9,900	197,505
HMS Holdings Corp.*	22,500	632,925
Inovalon Holdings, Inc., Class A (x)*	26,100	370,098
Medidata Solutions, Inc.*	13,600	916,912
NextGen Healthcare Information Systems LLC*	13,700	207,555
Omnicell, Inc.*	5,000	306,200
Tabula Rasa HealthCare, Inc.*	3,500	223,160
Teladoc Health, Inc. (x)*	10,700	530,399
Veeva Systems, Inc., Class A*	22,500	2,009,700

		10,221,293

Life Sciences Tools & Services (1.0%)
Accelerate Diagnostics, Inc. (x)*	7,900	90,850
Agilent Technologies, Inc.	69,630	4,697,240
Bio-Rad Laboratories, Inc., Class A*	5,100	1,184,322
Bio-Techne Corp.	7,850	1,136,052
Bruker Corp.	27,900	830,583
Cambrex Corp.*	6,600	249,216
Charles River Laboratories International, Inc.*	12,250	1,386,455
Illumina, Inc.*	29,500	8,847,935
IQVIA Holdings, Inc.*	34,180	3,970,691
Luminex Corp.	3,700	85,507
Medpace Holdings, Inc.*	6,300	333,459
Mettler-Toledo International, Inc.*	5,300	2,997,574
PerkinElmer, Inc.	22,400	1,759,520
PRA Health Sciences, Inc.*	10,600	974,776
QIAGEN NV*	44,407	1,529,821
Syneos Health, Inc.*	9,500	373,825
Thermo Fisher Scientific, Inc.	81,150	18,160,558
Waters Corp.*	15,500	2,924,075

		51,532,459

Pharmaceuticals (4.5%)
Aerie Pharmaceuticals, Inc.*	7,700	277,970
Akcea Therapeutics, Inc. (x)*	7,500	226,050
Akorn, Inc.*	36,900	125,091
Allergan plc	69,747	9,322,384
Amneal Pharmaceuticals, Inc. (x)*	17,900	242,187
Bristol-Myers Squibb Co.	329,130	17,108,178
Catalent, Inc.*	27,600	860,568
Corcept Therapeutics, Inc. (x)*	24,800	331,328
Dermira, Inc.*	10,300	74,057
Elanco Animal Health, Inc. (x)*	14,732	464,500
Eli Lilly & Co.	193,810	22,427,693
Endo International plc*	50,254	366,854
Horizon Pharma plc*	35,600	695,624
Innoviva, Inc.*	23,900	417,055
Intra-Cellular Therapies, Inc.*	7,100	80,869
Jazz Pharmaceuticals plc*	12,100	1,499,916
Johnson & Johnson	540,360	69,733,458
Mallinckrodt plc*	16,400	259,120
Medicines Co. (The) (x)*	11,200	214,368
Merck & Co., Inc.	535,690	40,932,073
Mylan NV*	105,050	2,878,370
MyoKardia, Inc.*	4,800	234,528
Nektar Therapeutics*	31,600	1,038,692
Omeros Corp. (x)*	12,900	143,706
Pacira Pharmaceuticals, Inc.*	7,500	322,650
Perrigo Co. plc	28,300	1,096,625
Pfizer, Inc.	1,163,517	50,787,517
Phibro Animal Health Corp., Class A	3,800	122,208
Prestige Consumer Healthcare, Inc.*	4,800	148,224
Reata Pharmaceuticals, Inc., Class A*	3,400	190,740
Supernus Pharmaceuticals, Inc.*	7,300	242,506
TherapeuticsMD, Inc. (x)*	47,600	181,356
Theravance Biopharma, Inc. (x)*	6,600	168,894
Zoetis, Inc.	100,000	8,554,000
Zogenix, Inc. (x)*	5,600	204,176

		231,973,535

Total Health Care		760,735,774

Industrials (9.9%)
Aerospace & Defense (2.3%)
Aerojet Rocketdyne Holdings, Inc.*	14,000	493,220
Aerovironment, Inc.*	4,500	305,775
Arconic, Inc.	98,716	1,664,352
Axon Enterprise, Inc.*	11,900	520,625
Boeing Co. (The)	109,000	35,152,500
BWX Technologies, Inc.	25,200	963,396
Cubic Corp.	2,000	107,480
Curtiss-Wright Corp.	9,200	939,504
Esterline Technologies Corp.*	5,100	619,395
General Dynamics Corp.	52,670	8,280,251
Harris Corp.	25,277	3,403,548
HEICO Corp.	10,141	785,725
HEICO Corp., Class A	18,945	1,193,535
Hexcel Corp.	21,200	1,215,608
Huntington Ingalls Industries, Inc.	8,600	1,636,666
L3 Technologies, Inc.	15,770	2,738,618
Lockheed Martin Corp.	50,560	13,238,630
Maxar Technologies Ltd.	6,600	78,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Mercury Systems, Inc.*	10,200	$482,358
Moog, Inc., Class A	6,600	511,368
Northrop Grumman Corp.	32,450	7,947,005
Raytheon Co.	59,290	9,092,121
Spirit AeroSystems Holdings, Inc., Class A	26,500	1,910,385
Teledyne Technologies, Inc.*	8,700	1,801,509
Textron, Inc.	52,900	2,432,871
TransDigm Group, Inc.*	9,850	3,349,591
Triumph Group, Inc.	5,200	59,800
United Technologies Corp.	162,448	17,297,463

		118,222,235

Air Freight & Logistics (0.6%)
Atlas Air Worldwide Holdings, Inc.*	2,900	122,351
CH Robinson Worldwide, Inc.	29,800	2,505,882
Expeditors International of Washington, Inc.	40,800	2,778,072
FedEx Corp.	49,750	8,026,167
Forward Air Corp.	2,000	109,700
Hub Group, Inc., Class A*	3,000	111,210
United Parcel Service, Inc., Class B	138,950	13,551,794
XPO Logistics, Inc.*	25,400	1,448,816

		28,653,992

Airlines (0.4%)
Alaska Air Group, Inc.	26,900	1,636,865
Allegiant Travel Co.	1,000	100,220
American Airlines Group, Inc.	86,600	2,780,726
Copa Holdings SA, Class A	6,300	495,873
Delta Air Lines, Inc.	130,150	6,494,485
Hawaiian Holdings, Inc.	6,200	163,742
JetBlue Airways Corp.*	69,900	1,122,594
SkyWest, Inc.	7,700	342,419
Southwest Airlines Co.	107,200	4,982,656
Spirit Airlines, Inc.*	17,100	990,432
United Continental Holdings, Inc.*	51,340	4,298,698

		23,408,710

Building Products (0.4%)
AAON, Inc.	4,300	150,758
Allegion plc	22,066	1,758,881
American Woodmark Corp.*	800	44,544
AO Smith Corp.	30,600	1,306,620
Armstrong World Industries, Inc.	10,400	605,384
Builders FirstSource, Inc.*	9,600	104,736
Fortune Brands Home & Security, Inc.	28,950	1,099,810
JELD-WEN Holding, Inc. (x)*	8,800	125,048
Johnson Controls International plc	193,037	5,723,547
Lennox International, Inc.	8,610	1,884,385
Masco Corp.	74,300	2,172,532
Masonite International Corp.*	2,800	125,524
Owens Corning	26,970	1,186,141
Resideo Technologies, Inc.*	25,650	527,107
Simpson Manufacturing Co., Inc.	6,100	330,193
Trex Co., Inc.*	13,600	807,296
Universal Forest Products, Inc.	5,000	129,800
USG Corp.	22,500	959,850

		19,042,156

Commercial Services & Supplies (0.5%)
ABM Industries, Inc.	3,000	96,330
ADT, Inc. (x)	35,900	215,759
Advanced Disposal Services, Inc.*	9,100	217,854
Brady Corp., Class A	7,200	312,912
Brink’s Co. (The)	10,300	665,895
Cimpress NV*	5,400	558,468
Cintas Corp.	19,000	3,191,810
Clean Harbors, Inc.*	16,200	799,470
Copart, Inc.*	41,900	2,001,982
Covanta Holding Corp.	14,300	191,906
Deluxe Corp.	6,100	234,484
Essendant, Inc.	5,100	64,158
Healthcare Services Group, Inc. (x)	21,900	879,942
Herman Miller, Inc.	9,400	284,350
HNI Corp.	8,900	315,327
KAR Auction Services, Inc.	27,700	1,321,844
Matthews International Corp., Class A	7,100	288,402
Mobile Mini, Inc.	7,900	250,825
MSA Safety, Inc.	5,900	556,193
Pitney Bowes, Inc.	19,500	115,245
Republic Services, Inc.	47,435	3,419,589
Rollins, Inc.	31,500	1,137,150
Steelcase, Inc., Class A	4,600	68,218
Stericycle, Inc.*	21,800	799,842
Tetra Tech, Inc.	13,600	704,072
UniFirst Corp.	2,700	386,289
Waste Management, Inc.	89,050	7,924,560

		27,002,876

Construction & Engineering (0.2%)
AECOM*	32,802	869,253
Arcosa, Inc.*	10,980	304,036
Comfort Systems USA, Inc.	1,700	74,256
Dycom Industries, Inc.*	2,000	108,080
EMCOR Group, Inc.	15,300	913,257
Fluor Corp.	36,560	1,177,232
Granite Construction, Inc.	4,700	189,316
Jacobs Engineering Group, Inc.	28,100	1,642,726
KBR, Inc.	48,800	740,784
MasTec, Inc. (x)*	14,700	596,232
Quanta Services, Inc.	33,450	1,006,845
Valmont Industries, Inc.	4,800	532,560

		8,154,577

Electrical Equipment (0.6%)
Acuity Brands, Inc.	10,300	1,183,985
AMETEK, Inc.	47,775	3,234,367
Eaton Corp. plc	92,697	6,364,576
Emerson Electric Co.	128,510	7,678,473
EnerSys	13,300	1,032,213
Generac Holdings, Inc.*	14,600	725,620
GrafTech International Ltd.	9,700	110,968
Hubbell, Inc.	11,700	1,162,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
nVent Electric plc	35,987	$808,268
Regal Beloit Corp.	13,900	973,695
Rockwell Automation, Inc.	25,000	3,762,000
Sensata Technologies Holding plc*	37,400	1,677,016
Vicor Corp.*	3,100	117,149

		28,830,608

Industrial Conglomerates (1.2%)
3M Co.	116,230	22,146,464
Carlisle Cos., Inc.	13,000	1,306,760
General Electric Co.	1,780,367	13,477,378
Honeywell International, Inc.	150,000	19,818,000
Roper Technologies, Inc.	21,450	5,716,854

		62,465,456

Machinery (1.9%)
Actuant Corp., Class A	4,900	102,851
AGCO Corp.	18,500	1,029,895
Albany International Corp., Class A	4,400	274,692
Allison Transmission Holdings, Inc.	32,000	1,405,120
Altra Industrial Motion Corp.	4,500	113,175
Barnes Group, Inc.	15,200	815,024
Caterpillar, Inc.	119,210	15,148,015
Chart Industries, Inc.*	1,900	123,557
Colfax Corp.*	14,230	297,407
Crane Co.	11,400	822,852
Cummins, Inc.	30,660	4,097,402
Deere & Co.	66,640	9,940,689
Donaldson Co., Inc.	26,500	1,149,835
Dover Corp.	29,490	2,092,315
Evoqua Water Technologies Corp. (x)*	9,300	89,280
Flowserve Corp.	26,640	1,012,853
Fortive Corp.	64,830	4,386,398
Franklin Electric Co., Inc.	7,500	321,600
Gardner Denver Holdings, Inc.*	20,900	427,405
Gates Industrial Corp. plc (x)*	11,300	149,612
Graco, Inc.	37,980	1,589,463
Harsco Corp.*	9,000	178,740
Hillenbrand, Inc.	9,800	371,714
IDEX Corp.	17,840	2,252,478
Illinois Tool Works, Inc.	69,710	8,831,560
Ingersoll-Rand plc	49,900	4,552,377
ITT, Inc.	19,525	942,472
John Bean Technologies Corp.	6,800	488,308
Kennametal, Inc.	26,190	871,603
Lincoln Electric Holdings, Inc.	14,260	1,124,401
Manitowoc Co., Inc. (The)*	8,225	121,483
Meritor, Inc.*	3,900	65,949
Middleby Corp. (The)*	14,000	1,438,220
Mueller Industries, Inc.	12,800	299,008
Mueller Water Products, Inc., Class A	29,000	263,900
Navistar International Corp.*	8,000	207,600
Nordson Corp.	13,460	1,606,451
Oshkosh Corp.	16,900	1,036,139
PACCAR, Inc.	71,930	4,110,080
Parker-Hannifin Corp.	27,710	4,132,669
Pentair plc	35,987	1,359,589
Proto Labs, Inc.*	5,500	620,345
RBC Bearings, Inc.*	3,900	511,290
Rexnord Corp.*	14,900	341,955
Snap-on, Inc.	12,100	1,758,009
SPX FLOW, Inc.*	3,900	118,638
Stanley Black & Decker, Inc.	33,335	3,991,533
Terex Corp.	7,030	193,817
Timken Co. (The)	21,240	792,677
Toro Co. (The)	26,880	1,502,054
Trinity Industries, Inc.	32,940	678,235
WABCO Holdings, Inc.*	12,370	1,327,796
Wabtec Corp.	20,000	1,405,000
Watts Water Technologies, Inc., Class A	3,200	206,496
Welbilt, Inc.*	10,200	113,322
Woodward, Inc.	14,630	1,086,863
Xylem, Inc.	39,450	2,632,104

		96,924,315

Marine (0.0%)
Kirby Corp.*	14,250	959,880
Matson, Inc.	1,480	47,390

		1,007,270

Professional Services (0.5%)
ASGN, Inc.*	13,500	735,750
CBIZ, Inc.*	20,520	404,244
CoStar Group, Inc.*	7,535	2,541,857
Dun & Bradstreet Corp. (The)	9,600	1,370,304
Equifax, Inc.	26,620	2,479,121
Exponent, Inc.	10,600	537,526
FTI Consulting, Inc.*	7,200	479,808
Huron Consulting Group, Inc.*	3,300	169,323
IHS Markit Ltd.*	77,200	3,703,284
Insperity, Inc.	7,600	709,536
Korn/Ferry International	8,800	347,952
ManpowerGroup, Inc.	15,180	983,664
Nielsen Holdings plc	78,000	1,819,740
Resources Connection, Inc.	16,950	240,690
Robert Half International, Inc.	27,260	1,559,272
TransUnion	37,800	2,147,040
TriNet Group, Inc.*	3,400	142,630
Verisk Analytics, Inc.*	35,500	3,870,920
WageWorks, Inc.*	7,100	192,836

		24,435,497

Road & Rail (1.0%)
AMERCO	1,400	459,354
CSX Corp.	165,250	10,266,982
Genesee & Wyoming, Inc., Class A*	14,700	1,088,094
Heartland Express, Inc.	11,700	214,110
JB Hunt Transport Services, Inc.	18,850	1,753,804
Kansas City Southern	23,950	2,286,028
Knight-Swift Transportation Holdings, Inc.	30,935	775,540
Landstar System, Inc.	9,750	932,782
Norfolk Southern Corp.	56,770	8,489,386
Old Dominion Freight Line, Inc.	15,750	1,944,968
Ryder System, Inc.	11,300	544,095
Saia, Inc.*	2,500	139,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Schneider National, Inc., Class B	9,200	$171,764
Union Pacific Corp.	150,920	20,861,672
Werner Enterprises, Inc.	5,600	165,424

		50,093,553

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	634,410
Applied Industrial Technologies, Inc.	6,500	350,610
Beacon Roofing Supply, Inc.*	12,000	380,640
Fastenal Co.	62,000	3,241,980
GATX Corp.	10,700	757,667
HD Supply Holdings, Inc.*	41,500	1,557,080
Herc Holdings, Inc.*	2,200	57,178
Kaman Corp.	1,800	100,962
MRC Global, Inc.*	8,400	102,732
MSC Industrial Direct Co., Inc., Class A	12,200	938,424
SiteOne Landscape Supply, Inc.*	6,700	370,309
Triton International Ltd.	7,200	223,704
United Rentals, Inc.*	17,922	1,837,543
Univar, Inc.*	22,900	406,246
Watsco, Inc.	7,310	1,017,113
WESCO International, Inc.*	8,220	394,560
WW Grainger, Inc.	9,350	2,640,066

		15,011,224

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	16,800	614,208

Total Industrials		503,866,677

Information Technology (19.7%)
Communications Equipment (1.2%)
Arista Networks, Inc.*	11,700	2,465,190
ARRIS International plc*	41,000	1,253,370
Ciena Corp.*	31,400	1,064,774
Cisco Systems, Inc.	947,470	41,053,875
CommScope Holding Co., Inc.*	42,200	691,658
EchoStar Corp., Class A*	6,500	238,680
F5 Networks, Inc.*	13,700	2,219,811
Finisar Corp.*	23,400	505,440
Infinera Corp. (x)*	21,500	85,785
InterDigital, Inc.	7,000	465,010
Juniper Networks, Inc.	68,900	1,854,099
Lumentum Holdings, Inc.*	14,146	594,273
Motorola Solutions, Inc.	33,021	3,798,736
NetScout Systems, Inc.*	9,300	219,759
Palo Alto Networks, Inc.*	18,100	3,409,135
Plantronics, Inc.	2,300	76,130
Ubiquiti Networks, Inc. (x)	4,000	397,640
ViaSat, Inc. (x)*	12,200	719,190
Viavi Solutions, Inc.*	33,650	338,183

		61,450,738

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	60,840	4,929,257
Anixter International, Inc.*	4,500	244,395
Arrow Electronics, Inc.*	19,500	1,344,525
Avnet, Inc.	29,320	1,058,452
AVX Corp.	11,400	173,850
Belden, Inc.	10,900	455,293
CDW Corp.	31,700	2,569,285
Cognex Corp.	38,200	1,477,194
Coherent, Inc.*	5,400	570,834
Corning, Inc.	168,190	5,081,020
Dolby Laboratories, Inc., Class A	12,700	785,368
Fitbit, Inc., Class A (x)*	63,600	316,092
FLIR Systems, Inc.	29,900	1,301,846
II-VI, Inc.*	13,300	431,718
Insight Enterprises, Inc.*	900	36,675
IPG Photonics Corp.*	9,100	1,030,939
Itron, Inc.*	4,810	227,465
Jabil, Inc.	47,200	1,170,088
Keysight Technologies, Inc.*	43,115	2,676,579
Knowles Corp.*	10,445	139,023
Littelfuse, Inc.	6,500	1,114,620
National Instruments Corp.	23,000	1,043,740
Novanta, Inc.*	4,100	258,300
Plexus Corp.*	2,400	122,592
Rogers Corp.*	3,900	386,334
Sanmina Corp.*	9,400	226,164
SYNNEX Corp.	8,766	708,643
Tech Data Corp.*	11,200	916,272
Trimble, Inc.*	61,000	2,007,510
TTM Technologies, Inc.*	12,400	120,652
Vishay Intertechnology, Inc.	31,800	572,718
Zebra Technologies Corp., Class A*	12,400	1,974,452

		35,471,895

IT Services (4.7%)
Accenture plc, Class A	129,400	18,246,694
Akamai Technologies, Inc.*	39,400	2,406,552
Alliance Data Systems Corp.	10,752	1,613,660
Amdocs Ltd.	30,310	1,775,560
Automatic Data Processing, Inc.	90,250	11,833,580
Black Knight, Inc.*	27,142	1,223,018
Booz Allen Hamilton Holding Corp.	26,700	1,203,369
Broadridge Financial Solutions, Inc.	25,110	2,416,837
CACI International, Inc., Class A*	6,000	864,180
Cardtronics plc, Class A*	200	5,200
Cognizant Technology Solutions Corp., Class A	117,000	7,427,160
Conduent, Inc.*	47,886	509,028
CoreLogic, Inc.*	17,100	571,482
DXC Technology Co.	61,096	3,248,474
EPAM Systems, Inc.*	11,900	1,380,519
Euronet Worldwide, Inc.*	10,000	1,023,800
ExlService Holdings, Inc.*	4,000	210,480
Fidelity National Information Services, Inc.	66,625	6,832,394
First Data Corp., Class A*	110,900	1,875,319
Fiserv, Inc.*	81,400	5,982,086
FleetCor Technologies, Inc.*	19,100	3,547,252
Gartner, Inc.*	18,678	2,387,796
Genpact Ltd.	41,700	1,125,483
Global Payments, Inc.	34,252	3,532,409

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
GoDaddy, Inc., Class A*	30,900	$2,027,658
International Business Machines Corp.	185,831	21,123,410
Jack Henry & Associates, Inc.	18,030	2,281,156
Leidos Holdings, Inc.	30,737	1,620,455
LiveRamp Holdings, Inc. (x)*	11,800	455,834
ManTech International Corp., Class A	1,500	78,442
Mastercard, Inc., Class A	184,900	34,881,385
MAXIMUS, Inc.	16,800	1,093,512
Okta, Inc.*	17,700	1,129,260
Paychex, Inc.	69,010	4,496,001
PayPal Holdings, Inc.*	239,070	20,103,396
Perspecta, Inc.	30,548	526,037
Sabre Corp.	48,600	1,051,704
Science Applications International Corp.	12,021	765,738
Square, Inc., Class A*	59,000	3,309,310
Switch, Inc., Class A (x)	20,240	141,680
Total System Services, Inc.	37,800	3,072,762
Travelport Worldwide Ltd.	17,100	267,102
TTEC Holdings, Inc.	10,050	287,128
Twilio, Inc., Class A (x)*	14,600	1,303,780
VeriSign, Inc.*	21,750	3,225,307
Visa, Inc., Class A	358,500	47,300,490
Western Union Co. (The)	90,360	1,541,542
WEX, Inc.*	10,100	1,414,606
Worldpay, Inc.*	61,855	4,727,578

		239,467,605

Semiconductors & Semiconductor Equipment (3.6%)
Advanced Energy Industries, Inc.*	5,400	231,822
Advanced Micro Devices, Inc.*	187,400	3,459,404
Amkor Technology, Inc.*	25,800	169,248
Analog Devices, Inc.	76,227	6,542,563
Applied Materials, Inc.	201,920	6,610,861
Broadcom, Inc.	86,780	22,066,418
Brooks Automation, Inc.	7,100	185,878
Cabot Microelectronics Corp.	5,400	514,890
Cirrus Logic, Inc.*	12,300	408,114
Cree, Inc. (x)*	20,400	872,610
Cypress Semiconductor Corp.	76,746	976,209
Diodes, Inc.*	100	3,226
Entegris, Inc.	32,940	918,861
First Solar, Inc.*	17,400	738,717
Integrated Device Technology, Inc.*	25,800	1,249,494
Intel Corp.	929,090	43,602,194
KLA-Tencor Corp.	34,680	3,103,513
Lam Research Corp.	33,875	4,612,759
MACOM Technology Solutions Holdings, Inc. (x)*	12,000	174,120
Marvell Technology Group Ltd.	112,293	1,818,024
Maxim Integrated Products, Inc.	59,550	3,028,118
MaxLinear, Inc.*	200	3,520
Microchip Technology, Inc. (x)	51,420	3,698,126
Micron Technology, Inc.*	238,950	7,581,884
MKS Instruments, Inc.	13,200	852,852
Monolithic Power Systems, Inc.	9,900	1,150,875
NVIDIA Corp.	119,260	15,921,210
NXP Semiconductors NV	73,700	5,400,736
ON Semiconductor Corp.*	90,600	1,495,806
Power Integrations, Inc.	4,200	256,116
Qorvo, Inc.*	28,417	1,725,764
QUALCOMM, Inc.	246,805	14,045,673
Rambus, Inc.*	400	3,068
Semtech Corp.*	13,600	623,832
Silicon Laboratories, Inc.*	8,740	688,799
Skyworks Solutions, Inc.	39,100	2,620,482
Synaptics, Inc.*	8,700	323,727
Teradyne, Inc.	45,810	1,437,518
Texas Instruments, Inc.	197,090	18,625,005
Universal Display Corp. (x)	10,000	935,700
Veeco Instruments, Inc.*	4,400	32,604
Versum Materials, Inc.	22,990	637,283
Xilinx, Inc.	54,300	4,624,731
Xperi Corp.	5,200	95,628

		184,067,982

Software (6.1%)
2U, Inc. (x)*	9,600	477,312
8x8, Inc.*	8,400	151,536
ACI Worldwide, Inc.*	37,500	1,037,625
Adobe, Inc.*	99,420	22,492,781
Alarm.com Holdings, Inc.*	4,800	248,976
Altair Engineering, Inc., Class A*	2,300	63,434
ANSYS, Inc.*	16,700	2,387,098
Appfolio, Inc., Class A*	500	29,610
Aspen Technology, Inc.*	15,200	1,249,136
Atlassian Corp. plc, Class A*	18,700	1,663,926
Autodesk, Inc.*	44,750	5,755,297
Avaya Holdings Corp.*	13,200	192,192
Blackbaud, Inc.	13,000	817,700
Blackline, Inc.*	5,800	237,510
Bottomline Technologies DE, Inc.*	8,200	393,600
Box, Inc., Class A*	24,600	415,248
Cadence Design Systems, Inc.*	57,130	2,484,012
Carbon Black, Inc. (x)*	7,800	104,676
CDK Global, Inc.	27,450	1,314,306
Ceridian HCM Holding, Inc. (x)*	6,500	224,185
Cision Ltd.*	3,900	45,630
Citrix Systems, Inc.	27,950	2,863,757
CommVault Systems, Inc.*	8,100	478,629
Cornerstone OnDemand, Inc.*	11,300	569,859
Coupa Software, Inc.*	10,900	685,174
DocuSign, Inc. (x)*	7,600	304,608
Ebix, Inc. (x)	4,600	195,776
Elastic NV*	1,638	117,084
Ellie Mae, Inc. (x)*	7,200	452,376
Envestnet, Inc.*	5,200	255,788
Fair Isaac Corp.*	5,800	1,084,600
FireEye, Inc.*	33,600	544,656
Five9, Inc.*	11,500	502,780
Fortinet, Inc.*	30,700	2,162,201
Guidewire Software, Inc.*	17,000	1,363,910
HubSpot, Inc.*	7,400	930,402
Intuit, Inc.	50,550	9,950,767
j2 Global, Inc.	14,600	1,012,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
LogMeIn, Inc.	10,804	$881,282
Manhattan Associates, Inc.*	17,700	749,949
Microsoft Corp.	1,519,850	154,371,165
MicroStrategy, Inc., Class A*	1,500	191,625
MINDBODY, Inc., Class A*	6,700	243,880
New Relic, Inc.*	9,100	736,827
Nuance Communications, Inc.*	60,290	797,637
Nutanix, Inc., Class A*	22,800	948,252
Oracle Corp.	518,686	23,418,673
Paycom Software, Inc.*	10,000	1,224,500
Pegasystems, Inc.	4,500	215,235
Pluralsight, Inc., Class A (x)*	4,919	115,842
Proofpoint, Inc.*	9,200	771,052
PTC, Inc.*	25,750	2,134,675
Q2 Holdings, Inc.*	3,800	188,290
Qualys, Inc.*	6,700	500,758
RealPage, Inc.*	12,100	583,099
Red Hat, Inc.*	37,600	6,604,064
RingCentral, Inc., Class A*	12,900	1,063,476
SailPoint Technologies Holding, Inc.*	9,500	223,155
salesforce.com, Inc.*	141,460	19,375,776
ServiceNow, Inc.*	35,100	6,249,555
SolarWinds Corp.*	5,088	70,367
Splunk, Inc.*	29,100	3,051,135
SS&C Technologies Holdings, Inc.	39,200	1,768,312
Symantec Corp.	124,490	2,352,239
Synopsys, Inc.*	32,520	2,739,485
Tableau Software, Inc., Class A*	14,000	1,680,000
Teradata Corp.*	25,960	995,826
TiVo Corp.	19,836	186,657
Trade Desk, Inc. (The), Class A*	6,500	754,390
Tyler Technologies, Inc.*	7,300	1,356,486
Ultimate Software Group, Inc. (The)*	6,600	1,616,142
Varonis Systems, Inc.*	3,700	195,730
Verint Systems, Inc.*	14,800	626,188
VMware, Inc., Class A	14,200	1,947,246
Workday, Inc., Class A*	30,000	4,790,400
Yext, Inc.*	15,000	222,750
Zendesk, Inc.*	18,200	1,062,334

		312,265,559

Technology Hardware, Storage & Peripherals (3.4%)
3D Systems Corp. (x)*	23,700	241,029
Apple, Inc.	967,079	152,547,041
Dell Technologies, Inc., Class C (x)*	80,880	3,952,590
Diebold Nixdorf, Inc. (x)	16,550	41,209
Hewlett Packard Enterprise Co.	330,132	4,361,044
HP, Inc.	328,732	6,725,857
NCR Corp.*	31,200	720,096
NetApp, Inc.	53,450	3,189,362
Pure Storage, Inc., Class A*	33,900	545,112
Western Digital Corp.	62,378	2,306,115
Xerox Corp.	59,857	1,182,774

		175,812,229

Total Information Technology		1,008,536,008

Materials (3.0%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	45,980	7,359,099
Albemarle Corp.	21,676	1,670,569
Ashland Global Holdings, Inc.	17,264	1,225,054
Axalta Coating Systems Ltd.*	47,000	1,100,740
Balchem Corp.	5,700	446,595
Cabot Corp.	11,900	510,986
Celanese Corp.	31,100	2,798,067
CF Industries Holdings, Inc.	47,210	2,054,107
Chemours Co. (The)	42,328	1,194,496
DowDuPont, Inc.	469,631	25,115,866
Eastman Chemical Co.	28,128	2,056,438
Ecolab, Inc.	52,388	7,719,372
FMC Corp.	30,700	2,270,572
HB Fuller Co.	8,800	375,496
Huntsman Corp.	40,900	788,961
Ingevity Corp.*	10,555	883,348
International Flavors & Fragrances, Inc.	18,700	2,510,849
Linde plc	117,477	18,331,111
LyondellBasell Industries NV, Class A	65,100	5,413,716
Minerals Technologies, Inc.	2,900	148,886
Mosaic Co. (The)	70,630	2,063,102
NewMarket Corp.	2,200	906,598
Olin Corp.	39,500	794,345
Platform Specialty Products Corp.*	46,100	476,213
PolyOne Corp.	19,600	560,560
PPG Industries, Inc.	50,800	5,193,284
Quaker Chemical Corp.	2,600	462,046
RPM International, Inc.	28,950	1,701,681
Scotts Miracle-Gro Co. (The)	11,900	731,374
Sensient Technologies Corp.	12,500	698,125
Sherwin-Williams Co. (The)	17,000	6,688,820
Valvoline, Inc.	47,788	924,698
Westlake Chemical Corp.	7,600	502,892
WR Grace & Co.	17,500	1,135,925

		106,813,991

Construction Materials (0.1%)
Eagle Materials, Inc.	10,100	616,403
Martin Marietta Materials, Inc.	12,430	2,136,344
Vulcan Materials Co.	29,600	2,924,480

		5,677,227

Containers & Packaging (0.4%)
AptarGroup, Inc.	14,600	1,373,422
Avery Dennison Corp.	20,850	1,872,956
Ball Corp.	69,000	3,172,620
Bemis Co., Inc.	20,900	959,310
Berry Global Group, Inc.*	28,100	1,335,593
Crown Holdings, Inc.*	28,950	1,203,452
Graphic Packaging Holding Co.	85,200	906,528
International Paper Co.	88,450	3,569,842
Owens-Illinois, Inc.*	46,650	804,246
Packaging Corp. of America	21,400	1,786,044
Sealed Air Corp.	36,160	1,259,814
Sonoco Products Co.	23,760	1,262,369
Westrock Co.	54,932	2,074,232

		21,580,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Metals & Mining (0.4%)
Alcoa Corp.*	40,805	$1,084,597
Allegheny Technologies, Inc.*	26,800	583,436
Cleveland-Cliffs, Inc. (x)	61,800	475,242
Commercial Metals Co.	14,700	235,494
Freeport-McMoRan, Inc.	290,694	2,997,055
Newmont Mining Corp.	117,200	4,060,980
Nucor Corp.	70,320	3,643,279
Reliance Steel & Aluminum Co.	16,300	1,160,071
Royal Gold, Inc.	12,900	1,104,885
Southern Copper Corp.	19,344	595,215
Steel Dynamics, Inc.	55,100	1,655,204
United States Steel Corp.	34,200	623,808

		18,219,266

Paper & Forest Products (0.0%)
Domtar Corp.	18,480	649,202
Louisiana-Pacific Corp.	42,500	944,350

		1,593,552

Total Materials		153,884,464

Real Estate (3.8%)
Equity Real Estate Investment Trusts (REITs) (3.7%)
Acadia Realty Trust (REIT)	15,100	358,776
Agree Realty Corp. (REIT)	1,500	88,680
Alexander’s, Inc. (REIT)	300	91,422
Alexandria Real Estate Equities, Inc. (REIT)	21,080	2,429,259
American Campus Communities, Inc. (REIT)	28,300	1,171,337
American Homes 4 Rent (REIT), Class A	47,500	942,875
American Tower Corp. (REIT)	89,200	14,110,548
Americold Realty Trust (REIT) (x)	20,200	515,908
Apartment Investment & Management Co. (REIT), Class A	31,988	1,403,633
Apple Hospitality REIT, Inc. (REIT)	45,300	645,978
Ashford Hospitality Trust, Inc. (REIT)	8,411	33,644
AvalonBay Communities, Inc. (REIT)	28,349	4,934,143
Boston Properties, Inc. (REIT)	32,370	3,643,244
Brandywine Realty Trust (REIT)	51,000	656,370
Brixmor Property Group, Inc. (REIT)	67,400	990,106
Brookfield Property REIT, Inc. (REIT), Class A	54,447	876,597
Camden Property Trust (REIT)	20,180	1,776,849
CareTrust REIT, Inc. (REIT)	1,200	22,152
CatchMark Timber Trust, Inc. (REIT), Class A	800	5,680
Chatham Lodging Trust (REIT)	100	1,768
Chesapeake Lodging Trust (REIT)	5,500	133,925
Colony Capital, Inc. (REIT)	122,986	575,575
Columbia Property Trust, Inc. (REIT)	32,600	630,810
CoreCivic, Inc. (REIT)	26,900	479,627
CorePoint Lodging, Inc. (REIT)	5,700	69,825
CoreSite Realty Corp. (REIT)	7,800	680,394
Corporate Office Properties Trust (REIT)	24,809	521,733
Cousins Properties, Inc. (REIT)	74,207	586,235
Crown Castle International Corp. (REIT)	83,950	9,119,489
CubeSmart (REIT)	39,700	1,138,993
CyrusOne, Inc. (REIT)	20,200	1,068,176
DiamondRock Hospitality Co. (REIT)	28,700	260,596
Digital Realty Trust, Inc. (REIT)	42,672	4,546,702
Douglas Emmett, Inc. (REIT)	37,000	1,262,810
Duke Realty Corp. (REIT)	84,800	2,196,320
EastGroup Properties, Inc. (REIT)	10,300	944,819
Empire State Realty Trust, Inc. (REIT), Class A	27,400	389,902
EPR Properties (REIT)	14,840	950,205
Equinix, Inc. (REIT)	16,838	5,936,405
Equity Commonwealth (REIT)	33,000	990,330
Equity LifeStyle Properties, Inc. (REIT)	17,100	1,660,923
Equity Residential (REIT)	73,487	4,850,877
Essex Property Trust, Inc. (REIT)	14,177	3,476,342
Extra Space Storage, Inc. (REIT)	28,300	2,560,584
Federal Realty Investment Trust (REIT)	17,380	2,051,535
First Industrial Realty Trust, Inc. (REIT)	29,500	851,370
Four Corners Property Trust, Inc. (REIT)	346	9,065
Gaming and Leisure Properties, Inc. (REIT)	43,225	1,396,600
GEO Group, Inc. (The) (REIT)	25,500	502,350
HCP, Inc. (REIT)	96,297	2,689,575
Healthcare Realty Trust, Inc. (REIT)	23,600	671,184
Healthcare Trust of America, Inc. (REIT), Class A	43,400	1,098,454
Hersha Hospitality Trust (REIT)	300	5,262
Highwoods Properties, Inc. (REIT)	29,530	1,142,516
Hospitality Properties Trust (REIT)	43,400	1,036,392
Host Hotels & Resorts, Inc. (REIT)	149,413	2,490,715
Hudson Pacific Properties, Inc. (REIT)	34,500	1,002,570
Investors Real Estate Trust (REIT)	260	12,758
Invitation Homes, Inc. (REIT)	63,116	1,267,369
Iron Mountain, Inc. (REIT)	56,801	1,840,920
JBG SMITH Properties (REIT)	20,173	702,222
Kilroy Realty Corp. (REIT)	21,800	1,370,784
Kimco Realty Corp. (REIT)	101,522	1,487,297

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Lamar Advertising Co. (REIT), Class A	21,400	$1,480,452
Lexington Realty Trust (REIT)	34,200	280,782
Liberty Property Trust (REIT)	38,452	1,610,370
Life Storage, Inc. (REIT)	9,300	864,807
Macerich Co. (The) (REIT)	33,684	1,457,844
Medical Properties Trust, Inc. (REIT)	67,300	1,082,184
Mid-America Apartment Communities, Inc. (REIT)	25,638	2,453,557
Monmouth Real Estate Investment Corp. (REIT)	500	6,200
National Health Investors, Inc. (REIT)	7,000	528,780
National Retail Properties, Inc. (REIT)	38,290	1,857,448
New Senior Investment Group, Inc. (REIT)	600	2,472
NorthStar Realty Europe Corp. (REIT)	1,875	27,263
Omega Healthcare Investors, Inc. (REIT)	44,440	1,562,066
One Liberty Properties, Inc. (REIT)	400	9,688
Outfront Media, Inc. (REIT)	34,770	630,032
Paramount Group, Inc. (REIT)	37,600	472,256
Park Hotels & Resorts, Inc. (REIT)	37,553	975,627
Pebblebrook Hotel Trust (REIT)	30,580	865,720
Physicians Realty Trust (REIT)	38,100	610,743
Piedmont Office Realty Trust, Inc. (REIT), Class A	34,400	586,176
PotlatchDeltic Corp. (REIT)	13,451	425,590
Prologis, Inc. (REIT)	125,971	7,397,017
PS Business Parks, Inc. (REIT)	3,300	432,300
Public Storage (REIT)	30,002	6,072,705
QTS Realty Trust, Inc. (REIT), Class A	8,400	311,220
Rayonier, Inc. (REIT)	27,025	748,322
Realty Income Corp. (REIT)	60,028	3,784,165
Regency Centers Corp. (REIT)	33,306	1,954,396
Retail Opportunity Investments Corp. (REIT)	7,000	111,160
Retail Properties of America, Inc. (REIT), Class A	61,600	668,360
Retail Value, Inc. (REIT)	4,235	108,374
Rexford Industrial Realty, Inc. (REIT)	18,400	542,248
RLJ Lodging Trust (REIT)	33,200	544,480
Ryman Hospitality Properties, Inc. (REIT)	10,751	716,984
Sabra Health Care REIT, Inc. (REIT)	34,657	571,147
Saul Centers, Inc. (REIT)	100	4,722
SBA Communications Corp. (REIT)*	23,200	3,755,848
Senior Housing Properties Trust (REIT)	54,290	636,279
Simon Property Group, Inc. (REIT)	61,959	10,408,492
SITE Centers Corp. (REIT)	25,054	277,348
SL Green Realty Corp. (REIT)	19,000	1,502,520
Spirit MTA REIT (REIT)	10,466	74,623
Spirit Realty Capital, Inc. (REIT)	20,933	737,888
STAG Industrial, Inc. (REIT)	18,400	457,792
STORE Capital Corp. (REIT)	35,400	1,002,174
Sun Communities, Inc. (REIT)	15,200	1,545,992
Sunstone Hotel Investors, Inc. (REIT)	55,458	721,509
Tanger Factory Outlet Centers, Inc. (REIT) (x)	3,800	76,836
Taubman Centers, Inc. (REIT)	14,800	673,252
Terreno Realty Corp. (REIT)	5,900	207,503
UDR, Inc. (REIT)	62,836	2,489,562
Uniti Group, Inc. (REIT) (x)	31,402	488,929
Universal Health Realty Income Trust (REIT)	100	6,137
Urban Edge Properties (REIT)	13,023	216,442
Urstadt Biddle Properties, Inc. (REIT), Class A	700	13,454
Ventas, Inc. (REIT)	71,279	4,176,237
VEREIT, Inc. (REIT)	236,500	1,690,975
VICI Properties, Inc. (REIT)	75,500	1,417,890
Vornado Realty Trust (REIT)	40,347	2,502,724
Washington REIT (REIT)	9,570	220,110
Weingarten Realty Investors (REIT)	36,986	917,623
Welltower, Inc. (REIT)	75,917	5,269,399
Weyerhaeuser Co. (REIT)	161,735	3,535,527
WP Carey, Inc. (REIT)	25,900	1,692,306
Xenia Hotels & Resorts, Inc. (REIT)	18,300	314,760

		190,147,292

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	64,950	2,600,598
Cushman & Wakefield plc*	11,400	164,958
Forestar Group, Inc. (x)*	186	2,576
HFF, Inc., Class A	100	3,316
Howard Hughes Corp. (The)*	7,500	732,150
Jones Lang LaSalle, Inc.	9,500	1,202,700
Kennedy-Wilson Holdings, Inc.	25,100	456,067
Marcus & Millichap, Inc.*	400	13,732
Newmark Group, Inc., Class A	32,119	257,594
Realogy Holdings Corp. (x)	34,100	500,588
RMR Group, Inc. (The), Class A	2,271	120,545
Tejon Ranch Co.*	400	6,632

		6,061,456

Total Real Estate		196,208,748

Utilities (3.3%)
Electric Utilities (1.9%)
ALLETE, Inc.	10,500	800,310
Alliant Energy Corp.	43,900	1,854,775
American Electric Power Co., Inc.	101,770	7,606,290
Avangrid, Inc. (x)	8,900	445,801
Duke Energy Corp.	146,085	12,607,135
Edison International	64,060	3,636,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
El Paso Electric Co.	8,300	$416,079
Entergy Corp.	39,100	3,365,337
Evergy, Inc.	56,077	3,183,491
Eversource Energy	66,209	4,306,233
Exelon Corp.	194,256	8,760,946
FirstEnergy Corp.	98,404	3,695,070
Hawaiian Electric Industries, Inc.	20,500	750,710
IDACORP, Inc.	11,450	1,065,537
MGE Energy, Inc.	7,000	419,720
NextEra Energy, Inc.	95,850	16,660,647
OGE Energy Corp.	36,900	1,446,111
PG&E Corp.*	110,220	2,617,725
Pinnacle West Capital Corp.	21,300	1,814,760
PNM Resources, Inc.	15,200	624,568
Portland General Electric Co.	21,000	962,850
PPL Corp.	144,950	4,106,434
Southern Co. (The)	204,050	8,961,876
Xcel Energy, Inc.	101,680	5,009,774

		95,118,865

Gas Utilities (0.2%)
Atmos Energy Corp.	20,800	1,928,576
National Fuel Gas Co. (x)	21,100	1,079,898
New Jersey Resources Corp.	19,600	895,132
ONE Gas, Inc.	9,125	726,350
South Jersey Industries, Inc. (x)	16,700	464,260
Southwest Gas Holdings, Inc.	9,900	757,350
Spire, Inc.	11,200	829,696
UGI Corp.	39,575	2,111,326

		8,792,588

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	126,595	1,830,564
NRG Energy, Inc.	65,821	2,606,512
Ormat Technologies, Inc. (x)	7,900	413,170
Vistra Energy Corp.*	84,500	1,934,205

		6,784,451

Multi-Utilities (1.0%)
Ameren Corp.	47,700	3,111,471
Avista Corp.	10,300	437,544
Black Hills Corp.	9,700	608,966
CenterPoint Energy, Inc.	99,950	2,821,589
CMS Energy Corp.	61,100	3,033,615
Consolidated Edison, Inc.	61,600	4,709,936
Dominion Energy, Inc.	132,250	9,450,585
DTE Energy Co.	37,800	4,169,340
MDU Resources Group, Inc.	48,250	1,150,280
NiSource, Inc.	79,300	2,010,255
NorthWestern Corp.	8,700	517,128
Public Service Enterprise Group, Inc.	101,700	5,293,485
SCANA Corp.	30,650	1,464,457
Sempra Energy	54,290	5,873,635
Vectren Corp.	18,000	1,295,640
WEC Energy Group, Inc.	62,998	4,363,241

		50,311,167

Water Utilities (0.1%)
American States Water Co.	7,300	489,392
American Water Works Co., Inc.	38,300	3,476,491
Aqua America, Inc.	36,362	1,243,217
California Water Service Group	9,600	457,536

		5,666,636

Total Utilities		166,673,707

Total Common Stocks (99.1%) (Cost $2,375,387,963)		5,063,737,176

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR(r)* (Cost $5,906)	25,400	—

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.7%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $9,835,084, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $10,363,631. (xx)	$9,830,000	9,830,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,985,119, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $2,024,500. (xx)	1,984,802	1,984,802
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $5,000,711, collateralized by various Common Stocks; total market value $5,566,061. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $1,533,403, collateralized by various Common Stocks; total market value $1,706,760. (xx)	1,533,185	1,533,185
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $5,002,343, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $5,100,000. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $6,000,843, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $6,572,855. (xx)	$6,000,000	$6,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $8,003,982, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $8,763,807. (xx)	8,000,000	8,000,000

Total Repurchase Agreements		37,347,987

Total Short-Term Investments (0.7%) (Cost $37,347,987)		37,347,987

Total Investments in Securities (99.8%) (Cost $2,412,741,856)		5,101,085,163
Other Assets Less Liabilities (0.2%)		12,536,346

Net Assets (100%)		$5,113,621,509

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $20,866,140.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $47,355,314. This was collateralized by $11,060,437 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $37,347,987 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	76	3/2019	USD	5,126,200	(415,603)
S&P 500 E-Mini Index	290	3/2019	USD	36,325,400	(2,194,221)

					(2,609,824)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$460,958,894	$—	$—		$460,958,894
Consumer Discretionary	521,218,560	—	—		521,218,560
Consumer Staples	336,728,244	—	—		336,728,244
Energy	251,182,808	—	—		251,182,808
Financials	703,743,292	—	—		703,743,292
Health Care	760,735,774	—	—		760,735,774
Industrials	503,866,677	—	—		503,866,677
Information Technology	1,008,536,008	—	—		1,008,536,008
Materials	153,884,464	—	—		153,884,464
Real Estate	196,208,748	—	—		196,208,748
Utilities	166,673,707	—	—		166,673,707
Rights
Communication Services	—	—	—	(a)	— (a)
Short-Term Investments
Repurchase Agreements	—	37,347,987	—		37,347,987

Total Assets	$5,063,737,176	$37,347,987	$—		$5,101,085,163

Liabilities:
Futures	$(2,609,824)	$—	$—		$(2,609,824)

Total Liabilities	$(2,609,824)	$—	$—		$(2,609,824)

Total	$5,061,127,352	$37,347,987	$—		$5,098,475,339

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,609,824	)*

Total		$(2,609,824)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$1,124,667	$1,124,667

Total	$1,124,667	$1,124,667

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(3,241,967)	$(3,241,967)

Total	$(3,241,967)	$(3,241,967)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $49,129,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$196,716,946
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$675,248,966

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,022,967,958
Aggregate gross unrealized depreciation	(359,374,565)

Net unrealized appreciation	$2,663,593,393

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,434,881,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,375,393,869)	$5,063,737,176
Repurchase Agreements (Cost $37,347,987)	37,347,987
Cash	47,260,875
Dividends, interest and other receivables	6,227,818
Receivable for Portfolio shares sold	710,102
Due from broker for futures variation margin	309,180
Securities lending income receivable	30,037
Other assets	24,548

Total assets	5,155,647,723

LIABILITIES
Payable for return of collateral on securities loaned	37,347,987
Payable for Portfolio shares redeemed	1,586,602
Investment management fees payable	1,429,549
Distribution fees payable – Class IA	827,429
Administrative fees payable	431,008
Distribution fees payable – Class IB	293,083
Trustees’ fees payable	23,979
Accrued expenses	86,577

Total liabilities	42,026,214

NET ASSETS	$5,113,621,509

Net assets were comprised of:
Paid in capital	$2,390,046,818
Total distributable earnings (loss)	2,723,574,691

Net assets	$5,113,621,509

Class IA
Net asset value, offering and redemption price per share, $3,776,306,172 / 126,492,706 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.85

Class IB
Net asset value, offering and redemption price per share, $1,337,315,337 / 45,066,539 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.67

(x)	Includes value of securities on loan of $47,355,314.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $9,867 foreign withholding tax)	$112,843,512
Interest	653,268
Securities lending (net)	757,718

Total income	114,254,498

EXPENSES
Investment management fees	18,616,778
Distribution fees – Class IA	10,862,795
Administrative fees	5,707,949
Distribution fees – Class IB	3,825,768
Trustees’ fees	1,102,358
Printing and mailing expenses	442,581
Custodian fees	135,000
Professional fees	134,438
Miscellaneous	138,892

Total expenses	40,966,559

NET INVESTMENT INCOME (LOSS)	73,287,939

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	340,043,878
Futures contracts	1,124,667

Net realized gain (loss)	341,168,545

Change in unrealized appreciation (depreciation) on:
Investments in securities	(709,352,578)
Futures contracts	(3,241,967)

Net change in unrealized appreciation (depreciation)	(712,594,545)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(371,426,000)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(298,138,061)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$73,287,939	$72,876,104
Net realized gain (loss)	341,168,545	269,606,536
Net change in unrealized appreciation (depreciation)	(712,594,545)	715,435,376

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(298,138,061)	1,057,918,016

Distributions to shareholders: (a)
Class IA	(258,585,092)	(54,120,658)
Class IB	(92,092,490)	(19,064,405)

Total distributions to shareholders	(350,677,582)	(73,185,063)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,393,565 and 1,603,965 shares, respectively ]	48,029,707	50,094,722
Capital shares issued in reinvestment of dividends [ 8,197,175 and 1,613,732 shares, respectively ]	258,585,092	54,120,658
Capital shares repurchased [ (13,525,968) and (13,849,358) shares, respectively ]	(470,495,802)	(431,977,792)

Total Class IA transactions	(163,881,003)	(327,762,412)

Class IB
Capital shares sold [ 1,724,128 and 1,740,062 shares, respectively ]	59,188,737	53,660,007
Capital shares issued in reinvestment of dividends [ 2,937,021 and 571,668 shares, respectively ]	92,092,490	19,064,405
Capital shares repurchased [ (5,590,797) and (5,474,606) shares, respectively ]	(192,939,826)	(169,903,022)

Total Class IB transactions	(41,658,599)	(97,178,610)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(205,539,602)	(424,941,022)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(854,355,245)	559,791,931
NET ASSETS:
Beginning of year	5,967,976,754	5,408,184,823

End of year (b)	$5,113,621,509	$5,967,976,754

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $54,120,658 and $19,064,405 for Classes IA and IB, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $6,108,641 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015		2014
Net asset value, beginning of year	$33.88	$28.47	$25.88	$26.27		$23.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.43	0.40	0.36	0.36		0.31
Net realized and unrealized gain (loss)	(2.28)	5.43	2.66	(0.38)		2.55

Total from investment operations	(1.85)	5.83	3.02	(0.02)		2.86

Less distributions:
Dividends from net investment income	(0.47)	(0.42)	(0.43)	(0.37)		(0.32)
Distributions from net realized gains	(1.71)	—	—	—		—

Total dividends and distributions	(2.18)	(0.42)	(0.43)	(0.37)		(0.32)

Net asset value, end of year	$29.85	$33.88	$28.47	$25.88		$26.27

Total return	(5.82)%	20.49%	11.66%	(0.03	)%(aa)	12.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,776,306	$4,418,531	$4,016,297	$3,937,549		$4,292,750
Ratio of expenses to average net assets (f)	0.70%	0.70%	0.71%	0.71%		0.72%
Ratio of net investment income (loss) to average net assets (f)	1.25%	1.28%	1.35%	1.37%		1.25%
Portfolio turnover rate^	3%	3%	3%	4%		4%

	Year Ended December 31,
Class IB	2018	2017	2016	2015		2014
Net asset value, beginning of year	$33.69	$28.31	$25.73	$26.13		$23.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.43	0.40	0.36	0.36		0.31
Net realized and unrealized gain (loss)	(2.27)	5.40	2.65	(0.38)		2.53

Total from investment operations	(1.84)	5.80	3.01	(0.02)		2.84

Less distributions:
Dividends from net investment income	(0.47)	(0.42)	(0.43)	(0.38)		(0.32)
Distributions from net realized gains	(1.71)	—	—	—		—

Total dividends and distributions	(2.18)	(0.42)	(0.43)	(0.38)		(0.32)

Net asset value, end of year	$29.67	$33.69	$28.31	$25.73		$26.13

Total return	(5.82)%	20.50%	11.69%	(0.07	)%(bb)	12.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,337,315	$1,549,446	$1,391,888	$1,355,527		$1,472,926
Ratio of expenses to average net assets (f)	0.70%	0.70%	0.71%	0.71%		0.72%
Ratio of net investment income (loss) to average net assets (f)	1.25%	1.28%	1.35%	1.37%		1.25%
Portfolio turnover rate^	3%	3%	3%	4%		4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.15)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.18)%.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.20%	1.18%	2.13%
Portfolio – Class IB Shares	0.30	1.20	2.06
Portfolio – Class K Shares*	0.55	1.44	1.36
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	0.88	1.86	2.90

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.30% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 0.88% over the same period.

Portfolio Highlights

The Federal Reserve hiked rates to 1.75% in March, also marking Jerome ‘Jay’ Powell’s first Federal Open Market Committee (FOMC) meeting as chairperson. Over first quarter, the political front remained a major source of uncertainty with a news churn of headline grabbing mainly the conversion of protectionist rhetoric. Additionally, the Trump administration announced steel and aluminium tariffs, targeting overcapacity in the global market; following this they singled out China and initiated a ‘Section 301’ investigation. There were tensions over ongoing trade negotiations, a brief government shutdown and a considerable amount of personnel turnover in the administration. U.S. Treasuries saw higher yields across the curve.

Over second quarter, the U.S. economy continued to display resilience with measures such as retail sales and the manufacturing and services purchasing managers’ indices (PMIs) continued to show strength. Geopolitics remained prevalent over domestic issues as China and the US traded tariff announcements; with both appearing to suffer pain to maintain their position — as the two largest economies. Adding to the turbulence during the quarter, President Trump pulled the U.S. out of the Iran nuclear deal, against the wishes of all other signatories. Whereas tensions relating to North Korea subsided by the end of June with an agreement for continued cooperation between President Donald Trump and North Korean leader Kim Jong Un.

The trade concerns continued in third quarter, which prevented Treasury yields from pushing meaningfully higher for the first half of July as the U.S. approached its tariff enactment on $34 billion of Chinese goods. Nonetheless, the Federal Reserve’s June meeting showed continued commitment to the gradual removal of monetary accommodation moving forward as the economy remained ‘very strong.’ August’s non-farm payrolls release came in stronger than expected. Conversely, inflation data underwhelmed for the month. Optimism surrounding trade negotiations and a stronger-than-expected jobs data release once again reversed the rally in the rates over August as the U.S. 10-year yield pushed higher. In line with expectations, the Federal Open Market Committee voted unanimously to increase the target fed funds rate to 2.00%-2.25% at its September meeting.

Fourth quarter started on a positive note as the U.S., Mexico and Canada announced a revised North American Free Trade Agreement (NAFTA), named the US-Mexico-Canada Agreement (USMCA) in October. However, rates sold off in the start of the quarter despite a weaker-than-expected headline non-farm payroll release as investors focused on the lower-than-expected unemployment rate. The trade tension with China eased as President Trump and Chinese President Xi Jinping’s agreed on a 90-day new tariffs ceasefire. The year ended with a sustained rally in U.S. rates as investors looked for safe haven driven by a partial U.S. government shutdown and continued slide in oil prices.

Federal Reserve rate hikes, fiscal policy expectation and asset selection were the primary drivers of Portfolio performance during the reporting period. The Portfolio’s performance delivered within the tracking error expectation. Over the course of 2018 the U.S. treasury curve flattened (long term yields fell more than short term yields) as the Federal Reserve raised rates four times over the course of the year. The Portfolio’s performance benefited from the drop in U.S. treasury yields at the end of the year but the deterioration in credit spreads negatively impacted the Portfolio’s performance.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	4.31
Weighted Average Coupon (%)	2.60
Weighted Average Modified Duration (Years)*	3.91
Weighted Average Rating**	AA3

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	47.2%
Financials	15.3
Exchange Traded Funds	6.9
Health Care	3.5
Information Technology	3.1
Supranational	3.1
Energy	3.0
Foreign Government Securities	2.6
Consumer Staples	2.5
Repurchase Agreements	2.3
Industrials	2.1
U.S. Government Agency Securities	2.0
Communication Services	1.9
Utilities	1.7
Consumer Discretionary	1.4
Real Estate	1.4
Materials	0.9
Municipal Bonds	0.1
Asset-Backed Securities	0.1
Cash and Other	(1.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$1,015.40	$3.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.83	3.42
Class IB
Actual	1,000.00	1,016.50	3.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.83	3.42
Class K
Actual	1,000.00	1,016.90	2.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.09	2.14

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.67%, 0.67% and 0.42%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.1%)
American Airlines Pass-Through Trust,
Series 2013-2 A 4.950%, 1/15/23	$1,332,797	$1,354,922
Series 2015-1 A 3.375%, 5/1/27	2,484,250	2,346,872
Series 2017-2 AA 3.350%, 10/15/29	340,529	319,246

Total Asset-Backed Securities		4,021,040

Corporate Bonds (36.8%)
Communication Services (1.9%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.
3.200%, 3/1/22	835,000	823,922
3.800%, 3/1/24	1,000,000	986,952
4.450%, 4/1/24	1,500,000	1,523,275
3.950%, 1/15/25	1,000,000	977,306
3.400%, 5/15/25	4,000,000	3,765,171
4.125%, 2/17/26	2,750,000	2,686,184
4.250%, 3/1/27	2,500,000	2,444,903
4.100%, 2/15/28	9,453,000	9,065,954
4.300%, 2/15/30	8,159,000	7,746,262
British Telecommunications plc
4.500%, 12/4/23	500,000	505,202
5.125%, 12/4/28	500,000	502,971
Emirates Telecommunications Group Co. PJSC
3.500%, 6/18/24 (m)	1,000,000	972,500
Orange SA
4.125%, 9/14/21	1,000,000	1,019,364
Telefonica Emisiones SA
5.134%, 4/27/20	629,000	640,739
5.462%, 2/16/21	2,456,000	2,545,467
4.570%, 4/27/23	500,000	513,651
4.103%, 3/8/27	440,000	423,576
TELUS Corp.
2.800%, 2/16/27	400,000	368,436
Verizon Communications, Inc.
3.500%, 11/1/24	1,750,000	1,724,945
3.376%, 2/15/25	1,000,000	975,563
2.625%, 8/15/26	2,265,000	2,051,199
4.125%, 3/16/27	2,250,000	2,246,920
4.329%, 9/21/28	17,738,000	17,784,291

		62,294,753

Entertainment (0.3%)
21st Century Fox America, Inc.
5.650%, 8/15/20	594,000	617,286
4.500%, 2/15/21	500,000	513,050
3.000%, 9/15/22	1,000,000	986,985
3.700%, 10/15/25	2,040,000	2,054,327
3.375%, 11/15/26	300,000	294,475
Activision Blizzard, Inc.
2.300%, 9/15/21	470,000	456,971
2.600%, 6/15/22	250,000	243,000
3.400%, 9/15/26	600,000	567,118
3.400%, 6/15/27	310,000	289,281
Electronic Arts, Inc.
3.700%, 3/1/21	500,000	504,849
4.800%, 3/1/26	600,000	617,668
NBCUniversal Media LLC
5.150%, 4/30/20	1,983,000	2,035,121
4.375%, 4/1/21	1,971,000	2,025,770
2.875%, 1/15/23	156,000	153,339
Viacom, Inc.
3.875%, 12/15/21	125,000	125,514
4.250%, 9/1/23	1,100,000	1,101,557
Walt Disney Co. (The)
1.950%, 3/4/20	465,000	459,290
1.800%, 6/5/20	500,000	491,557
2.150%, 9/17/20	500,000	492,927
3.750%, 6/1/21	181,000	184,184
2.750%, 8/16/21	1,000,000	993,966
2.550%, 2/15/22	2,000,000	1,971,340
2.450%, 3/4/22	535,000	525,557
2.350%, 12/1/22	650,000	630,334
3.150%, 9/17/25	500,000	488,175
1.850%, 7/30/26	465,000	412,665
2.950%, 6/15/27 (x)	1,000,000	954,468
Warner Media LLC
4.700%, 1/15/21	1,812,000	1,851,459
3.400%, 6/15/22	500,000	493,264
4.050%, 12/15/23	1,250,000	1,249,301
3.550%, 6/1/24	2,000,000	1,935,399
3.800%, 2/15/27	1,000,000	937,559

		26,657,756

Interactive Media & Services (0.1%)
Alphabet, Inc.
3.625%, 5/19/21	950,000	967,516
3.375%, 2/25/24	500,000	505,623
1.998%, 8/15/26	2,000,000	1,815,518
Baidu, Inc.
3.000%, 6/30/20 (x)	900,000	895,656
3.500%, 11/28/22	500,000	495,707
3.875%, 9/29/23	1,250,000	1,246,444
4.375%, 5/14/24	1,250,000	1,257,828
4.125%, 6/30/25 (x)	695,000	684,273
4.375%, 3/29/28 (x)	290,000	284,607
4.875%, 11/14/28	315,000	320,142

		8,473,314

Media (0.6%)
CBS Corp.
3.375%, 3/1/22	2,000,000	1,979,709
2.500%, 2/15/23	1,000,000	942,725
2.900%, 6/1/23	200,000	190,660
3.375%, 2/15/28	570,000	515,991
Charter Communications Operating LLC
3.579%, 7/23/20	1,165,000	1,163,485
4.464%, 7/23/22	1,850,000	1,870,875
4.500%, 2/1/24	1,000,000	999,270
4.908%, 7/23/25	3,850,000	3,829,595
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	75,080
Comcast Corp.
5.150%, 3/1/20	2,806,000	2,871,984
3.300%, 10/1/20	875,000	878,278
3.450%, 10/1/21	830,000	837,798

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
1.625%, 1/15/22	$750,000	$717,189
3.125%, 7/15/22	1,050,000	1,044,609
2.850%, 1/15/23	2,150,000	2,101,534
2.750%, 3/1/23	1,500,000	1,460,462
3.000%, 2/1/24	750,000	729,027
3.600%, 3/1/24	2,000,000	1,996,912
3.700%, 4/15/24	1,110,000	1,113,809
3.950%, 10/15/25	1,750,000	1,769,467
3.150%, 3/1/26	2,000,000	1,917,182
4.150%, 10/15/28	1,525,000	1,547,567
Discovery Communications LLC
2.800%, 6/15/20§	500,000	496,147
4.375%, 6/15/21	62,000	63,135
3.300%, 5/15/22	500,000	489,873
3.500%, 6/15/22§	500,000	492,525
2.950%, 3/20/23	875,000	835,562
3.250%, 4/1/23	1,000,000	965,756
3.900%, 11/15/24§	800,000	776,013
3.950%, 6/15/25§	500,000	479,597
4.900%, 3/11/26	500,000	500,988
Interpublic Group of Cos., Inc. (The)
3.500%, 10/1/20	250,000	250,502
3.750%, 10/1/21	250,000	251,115
4.650%, 10/1/28	250,000	248,186
Omnicom Group, Inc.
4.450%, 8/15/20	1,280,000	1,302,075
3.625%, 5/1/22	1,281,000	1,270,239
3.650%, 11/1/24	750,000	729,389
Time Warner Cable LLC
5.000%, 2/1/20	1,061,000	1,076,919
4.000%, 9/1/21	1,500,000	1,489,200
WPP Finance 2010
4.750%, 11/21/21	160,000	162,683
3.750%, 9/19/24	1,000,000	937,397

		43,370,509

Wireless Telecommunication Services (0.1%)
America Movil SAB de CV
5.000%, 3/30/20	1,460,000	1,484,835
3.125%, 7/16/22	1,200,000	1,174,116
Rogers Communications, Inc.
3.000%, 3/15/23	750,000	733,242
3.625%, 12/15/25	500,000	490,550
2.900%, 11/15/26	500,000	462,247
Vodafone Group plc
2.500%, 9/26/22	700,000	667,524
2.950%, 2/19/23	1,306,000	1,256,030
3.750%, 1/16/24	700,000	688,147
4.125%, 5/30/25	500,000	492,964
4.375%, 5/30/28	875,000	848,987

		8,298,642

Total Communication Services		149,094,974

Consumer Discretionary (1.4%)
Auto Components (0.1%)
Aptiv Corp.
4.150%, 3/15/24	865,000	860,946
Aptiv plc
3.150%, 11/19/20	500,000	496,439
BorgWarner, Inc.
3.375%, 3/15/25	800,000	776,654
Lear Corp.
5.250%, 1/15/25	1,190,000	1,216,185
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,197,707
4.150%, 10/1/25	250,000	253,887

		4,801,818

Automobiles (0.0%)
Ford Motor Co.
4.346%, 12/8/26 (x)	1,250,000	1,114,342
General Motors Co.
5.000%, 10/1/28	750,000	708,175
Harley-Davidson, Inc.
3.500%, 7/28/25 (x)	400,000	383,382
Toyota Motor Corp.
3.183%, 7/20/21	500,000	501,226
3.419%, 7/20/23	500,000	499,193
3.669%, 7/20/28 (x)	355,000	359,352

		3,565,670

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.
3.950%, 10/15/20	666,000	675,454
Hyatt Hotels Corp.
4.850%, 3/15/26	250,000	255,085
4.375%, 9/15/28	950,000	922,843
Marriott International, Inc.
3.375%, 10/15/20	626,000	624,251
2.300%, 1/15/22	500,000	479,833
3.250%, 9/15/22	1,700,000	1,661,367
Series AA 4.650%, 12/1/28	500,000	498,358
Series R 3.125%, 6/15/26	500,000	456,479
Series X 4.000%, 4/15/28 (x)	500,000	473,880
Series Z 4.150%, 12/1/23	500,000	500,255
McDonald’s Corp.
2.200%, 5/26/20	750,000	740,862
3.500%, 7/15/20	150,000	150,877
2.750%, 12/9/20	320,000	317,832
3.625%, 5/20/21	400,000	403,682
2.625%, 1/15/22	750,000	733,633
3.350%, 4/1/23	735,000	729,774
3.250%, 6/10/24	1,000,000	985,227
3.375%, 5/26/25	750,000	732,688
3.700%, 1/30/26	1,500,000	1,478,609
3.500%, 3/1/27	775,000	750,592
3.800%, 4/1/28	1,100,000	1,082,480
Royal Caribbean Cruises Ltd.
2.650%, 11/28/20	110,000	108,242
5.250%, 11/15/22	1,000,000	1,048,181
Sands China Ltd.
4.600%, 8/8/23§	555,000	550,374
5.125%, 8/8/25§	500,000	493,662
5.400%, 8/8/28§	620,000	595,842
Starbucks Corp.
2.200%, 11/22/20 (x)	190,000	186,280
2.100%, 2/4/21	300,000	292,966

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.700%, 6/15/22	$400,000	$391,331
3.100%, 3/1/23	750,000	738,293
3.850%, 10/1/23	850,000	859,535
3.800%, 8/15/25	700,000	692,433
2.450%, 6/15/26	500,000	449,150
3.500%, 3/1/28 (x)	750,000	715,725
4.000%, 11/15/28	800,000	788,456

		22,564,531

Household Durables (0.1%)
DR Horton, Inc.
4.000%, 2/15/20	920,000	920,564
2.550%, 12/1/20	175,000	170,674
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	248,966
3.800%, 11/15/24	300,000	297,091
3.500%, 11/15/27	500,000	471,046
Mohawk Industries, Inc.
3.850%, 2/1/23	1,200,000	1,208,434
Newell Brands, Inc.
3.850%, 4/1/23	1,075,000	1,055,626
4.000%, 12/1/24	400,000	390,983
4.200%, 4/1/26	3,100,000	3,009,653
NVR, Inc.
3.950%, 9/15/22	150,000	147,541
Tupperware Brands Corp.
4.750%, 6/1/21	500,000	512,872
Whirlpool Corp.
4.850%, 6/15/21	400,000	408,070
3.700%, 5/1/25	500,000	478,563

		9,320,083

Internet & Direct Marketing Retail (0.3%)
Alibaba Group Holding Ltd.
3.125%, 11/28/21	1,300,000	1,285,417
2.800%, 6/6/23	535,000	515,059
3.600%, 11/28/24 (x)	2,500,000	2,436,136
3.400%, 12/6/27	1,780,000	1,643,247
Amazon.com, Inc.
1.900%, 8/21/20	455,000	448,019
3.300%, 12/5/21	1,050,000	1,063,605
2.500%, 11/29/22	1,200,000	1,172,211
2.400%, 2/22/23	680,000	659,221
2.800%, 8/22/24	375,000	364,519
3.800%, 12/5/24	1,000,000	1,022,315
5.200%, 12/3/25	500,000	551,464
3.150%, 8/22/27	4,000,000	3,852,721
Booking Holdings, Inc.
2.750%, 3/15/23	650,000	627,300
3.650%, 3/15/25	600,000	587,095
3.600%, 6/1/26	500,000	482,754
eBay, Inc.
2.150%, 6/5/20	290,000	285,356
3.250%, 10/15/20	362,000	361,871
2.875%, 8/1/21 (x)	1,150,000	1,134,034
3.800%, 3/9/22	1,250,000	1,255,271
2.600%, 7/15/22	1,100,000	1,058,780
2.750%, 1/30/23	500,000	478,489
3.600%, 6/5/27	750,000	700,401
Expedia Group, Inc.
5.950%, 8/15/20	1,394,000	1,443,651
JD.com, Inc.
3.125%, 4/29/21	500,000	483,802
3.875%, 4/29/26 (x)	500,000	447,428
QVC, Inc.
5.125%, 7/2/22	500,000	504,350
4.375%, 3/15/23	300,000	287,232
4.850%, 4/1/24	500,000	481,580
4.450%, 2/15/25	670,000	617,275

		26,250,603

Leisure Products (0.0%)
Hasbro, Inc.
3.150%, 5/15/21	500,000	496,510
3.500%, 9/15/27	290,000	268,485

		764,995

Multiline Retail (0.2%)
Dollar General Corp.
3.250%, 4/15/23	1,150,000	1,125,031
4.150%, 11/1/25	125,000	124,286
3.875%, 4/15/27	500,000	481,627
Dollar Tree, Inc.
3.700%, 5/15/23	875,000	856,868
4.000%, 5/15/25	2,000,000	1,918,015
Kohl’s Corp.
4.250%, 7/17/25	750,000	737,001
Macy’s Retail Holdings, Inc.
3.450%, 1/15/21	500,000	495,392
3.875%, 1/15/22	400,000	396,247
4.375%, 9/1/23 (x)	635,000	625,016
3.625%, 6/1/24	1,000,000	932,343
Nordstrom, Inc.
4.750%, 5/1/20	584,000	592,465
4.000%, 10/15/21	600,000	609,453
4.000%, 3/15/27	210,000	197,729
Target Corp.
3.875%, 7/15/20	1,000,000	1,015,488
2.500%, 4/15/26 (x)	2,000,000	1,866,339

		11,973,300

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
4.500%, 1/15/22	160,000	163,200
4.500%, 12/1/23	1,000,000	1,024,942
AutoNation, Inc.
3.350%, 1/15/21	375,000	371,540
3.500%, 11/15/24	400,000	370,046
4.500%, 10/1/25	215,000	206,905
3.800%, 11/15/27	500,000	444,614
AutoZone, Inc.
4.000%, 11/15/20	1,956,000	1,970,663
3.700%, 4/15/22	350,000	352,119
3.250%, 4/15/25	333,000	317,940
3.125%, 4/21/26	125,000	116,107
3.750%, 6/1/27	500,000	483,128
Best Buy Co., Inc.
4.450%, 10/1/28	1,000,000	952,730
Home Depot, Inc. (The)
1.800%, 6/5/20	529,000	520,575
2.000%, 4/1/21	1,500,000	1,469,738
4.400%, 4/1/21	650,000	670,241
3.250%, 3/1/22	155,000	156,324

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.625%, 6/1/22	$1,750,000	$1,730,560
2.700%, 4/1/23	800,000	788,530
3.750%, 2/15/24	1,000,000	1,020,975
3.350%, 9/15/25	490,000	484,413
3.000%, 4/1/26 (x)	750,000	722,485
2.125%, 9/15/26	625,000	563,693
2.800%, 9/14/27	750,000	703,014
3.900%, 12/6/28	290,000	296,256
Lowe’s Cos., Inc.
4.625%, 4/15/20	1,089,000	1,101,128
3.120%, 4/15/22	750,000	736,627
3.875%, 9/15/23	1,000,000	1,001,980
3.125%, 9/15/24	500,000	483,321
3.375%, 9/15/25	510,000	487,170
2.500%, 4/15/26	750,000	666,374
3.100%, 5/3/27	750,000	687,945
O’Reilly Automotive, Inc.
4.875%, 1/14/21	285,000	292,867
4.625%, 9/15/21	300,000	308,543
3.800%, 9/1/22	300,000	301,876
3.850%, 6/15/23	250,000	251,249
3.550%, 3/15/26	500,000	480,667
4.350%, 6/1/28	800,000	797,999
TJX Cos., Inc. (The)
2.750%, 6/15/21	750,000	743,663
2.500%, 5/15/23	450,000	436,777
2.250%, 9/15/26	500,000	452,918

		25,131,842

Textiles, Apparel & Luxury Goods (0.1%)
Cintas Corp. No. 2
2.900%, 4/1/22	600,000	591,200
3.700%, 4/1/27	600,000	585,894
NIKE, Inc.
2.250%, 5/1/23	450,000	435,512
2.375%, 11/1/26	1,000,000	917,622
Ralph Lauren Corp.
2.625%, 8/18/20	400,000	396,540
3.750%, 9/15/25	350,000	347,050
Tapestry, Inc.
3.000%, 7/15/22	500,000	485,216
4.250%, 4/1/25	500,000	484,891

		4,243,925

Total Consumer Discretionary		108,616,767

Consumer Staples (2.5%)
Beverages (0.9%)
Anheuser-Busch Cos. LLC
3.650%, 2/1/26§	7,000,000	6,613,250
Anheuser-Busch InBev Finance, Inc.
2.650%, 2/1/21	6,125,000	6,007,284
2.625%, 1/17/23	2,356,000	2,232,615
3.300%, 2/1/23	3,975,000	3,849,804
3.700%, 2/1/24	2,500,000	2,444,200
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 2/15/21	1,158,000	1,175,699
3.750%, 1/15/22	2,000,000	1,998,006
2.500%, 7/15/22	1,300,000	1,239,477
3.500%, 1/12/24	675,000	655,691
4.000%, 4/13/28	1,345,000	1,286,839
Beam Suntory, Inc.
3.250%, 5/15/22	250,000	247,430
Brown-Forman Corp.
3.500%, 4/15/25	210,000	209,288
Coca-Cola Bottling Co. Consolidated
3.800%, 11/25/25	250,000	246,324
Coca-Cola Co. (The)
1.875%, 10/27/20	750,000	736,550
2.450%, 11/1/20	1,000,000	992,088
3.150%, 11/15/20	1,001,000	1,005,395
1.550%, 9/1/21	750,000	724,228
3.300%, 9/1/21	1,000,000	1,009,952
2.200%, 5/25/22	355,000	346,718
2.500%, 4/1/23	1,000,000	978,537
3.200%, 11/1/23	2,650,000	2,651,206
2.875%, 10/27/25	850,000	819,187
2.550%, 6/1/26	500,000	469,650
2.250%, 9/1/26	1,000,000	917,944
2.900%, 5/25/27 (x)	500,000	474,112
Coca-Cola Femsa SAB de CV
3.875%, 11/26/23	500,000	503,750
Constellation Brands, Inc.
2.250%, 11/6/20	500,000	489,591
3.750%, 5/1/21	395,000	397,121
2.700%, 5/9/22	225,000	217,714
2.650%, 11/7/22	500,000	478,582
3.200%, 2/15/23	1,000,000	973,865
4.250%, 5/1/23	1,470,000	1,489,396
4.400%, 11/15/25	335,000	335,214
3.700%, 12/6/26	750,000	710,802
3.500%, 5/9/27	300,000	278,674
3.600%, 2/15/28	1,000,000	925,531
4.650%, 11/15/28	310,000	309,989
Diageo Capital plc
3.000%, 5/18/20	415,000	415,078
2.625%, 4/29/23	1,500,000	1,453,664
3.500%, 9/18/23	465,000	466,566
3.875%, 5/18/28	400,000	407,248
Diageo Investment Corp.
2.875%, 5/11/22	1,000,000	987,340
Fomento Economico Mexicano SAB de CV
2.875%, 5/10/23	150,000	143,799
Keurig Dr Pepper, Inc.
3.551%, 5/25/21 (b)§	1,000,000	996,608
4.057%, 5/25/23§	750,000	747,004
3.130%, 12/15/23	500,000	476,346
4.417%, 5/25/25§	1,100,000	1,092,629
3.400%, 11/15/25	1,250,000	1,172,858
2.550%, 9/15/26	200,000	173,286
4.597%, 5/25/28§	1,000,000	993,022
Molson Coors Brewing Co.
2.250%, 3/15/20	400,000	393,984
2.100%, 7/15/21	500,000	481,080
3.500%, 5/1/22	500,000	495,096
3.000%, 7/15/26	680,000	606,706
PepsiCo, Inc.
4.500%, 1/15/20	2,700,000	2,749,340
2.150%, 10/14/20	750,000	741,556
3.125%, 11/1/20	250,000	251,409
2.000%, 4/15/21	750,000	735,394
1.700%, 10/6/21	1,250,000	1,207,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.750%, 3/5/22	$1,750,000	$1,733,349
2.250%, 5/2/22	750,000	730,734
3.100%, 7/17/22	750,000	750,249
2.750%, 3/1/23	1,000,000	984,270
3.600%, 3/1/24	1,000,000	1,013,612
3.500%, 7/17/25	750,000	752,941
2.850%, 2/24/26	300,000	287,681
2.375%, 10/6/26	670,000	612,462
3.000%, 10/15/27	750,000	723,380

		71,217,416

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
2.300%, 5/18/22	1,750,000	1,708,917
3.000%, 5/18/27	2,500,000	2,399,861
Kroger Co. (The)
6.150%, 1/15/20	1,602,000	1,647,392
3.300%, 1/15/21	100,000	99,614
2.600%, 2/1/21	250,000	245,520
2.950%, 11/1/21	960,000	944,236
3.400%, 4/15/22	350,000	348,114
3.850%, 8/1/23	1,250,000	1,253,199
4.000%, 2/1/24	190,000	190,609
2.650%, 10/15/26	600,000	533,826
Sysco Corp.
2.600%, 10/1/20	500,000	495,486
2.500%, 7/15/21 (x)	715,000	700,286
3.550%, 3/15/25	500,000	489,647
3.300%, 7/15/26	1,000,000	944,879
3.250%, 7/15/27	1,150,000	1,082,231
Walgreen Co.
3.100%, 9/15/22	1,281,000	1,250,505
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21	940,000	932,955
3.800%, 11/18/24	2,000,000	1,970,247
3.450%, 6/1/26	1,500,000	1,413,979
Walmart, Inc.
2.850%, 6/23/20	1,000,000	999,937
1.900%, 12/15/20	950,000	934,196
3.125%, 6/23/21	2,000,000	2,011,886
2.350%, 12/15/22	1,000,000	972,378
2.550%, 4/11/23	1,650,000	1,611,138
3.400%, 6/26/23	1,750,000	1,766,411
3.300%, 4/22/24	2,000,000	2,000,374
2.650%, 12/15/24	975,000	937,975
3.550%, 6/26/25	1,200,000	1,209,486
3.700%, 6/26/28	2,000,000	2,025,566

		33,120,850

Food Products (0.6%)
Archer-Daniels-Midland Co.
4.479%, 3/1/21 (e)	250,000	257,330
3.375%, 3/15/22	590,000	592,790
2.500%, 8/11/26	500,000	463,735
Bunge Ltd. Finance Corp.
3.500%, 11/24/20 (x)	625,000	622,959
3.000%, 9/25/22	230,000	219,495
4.350%, 3/15/24	750,000	736,236
3.250%, 8/15/26	215,000	189,166
3.750%, 9/25/27	225,000	199,577
Campbell Soup Co.
3.300%, 3/15/21	665,000	659,969
4.250%, 4/15/21	100,000	101,250
2.500%, 8/2/22	363,000	343,565
3.650%, 3/15/23	1,000,000	974,641
3.950%, 3/15/25	750,000	717,750
3.300%, 3/19/25	450,000	412,890
4.150%, 3/15/28	1,000,000	930,310
Conagra Brands, Inc.
3.800%, 10/22/21	290,000	289,410
3.200%, 1/25/23	1,805,000	1,748,622
4.300%, 5/1/24	300,000	298,235
4.600%, 11/1/25	535,000	533,320
4.850%, 11/1/28	885,000	871,012
Flowers Foods, Inc.
3.500%, 10/1/26	535,000	509,926
General Mills, Inc.
3.200%, 4/16/21	165,000	163,752
3.150%, 12/15/21	1,000,000	989,805
2.600%, 10/12/22	500,000	479,085
3.700%, 10/17/23	480,000	477,210
4.000%, 4/17/25	500,000	491,675
4.200%, 4/17/28 (x)	375,000	366,908
Hershey Co. (The)
2.900%, 5/15/20	350,000	349,084
4.125%, 12/1/20	500,000	509,882
3.100%, 5/15/21	195,000	195,307
3.375%, 5/15/23	475,000	478,581
3.200%, 8/21/25	300,000	294,946
2.300%, 8/15/26	500,000	461,207
Ingredion, Inc.
4.625%, 11/1/20	269,000	275,950
3.200%, 10/1/26	200,000	183,937
JM Smucker Co. (The)
3.500%, 10/15/21	750,000	752,432
3.500%, 3/15/25	720,000	690,732
3.375%, 12/15/27	850,000	789,441
Kellogg Co.
4.000%, 12/15/20	542,000	547,172
3.250%, 5/14/21	270,000	268,483
3.125%, 5/17/22	500,000	493,353
2.650%, 12/1/23	1,100,000	1,041,698
3.400%, 11/15/27	650,000	605,327
4.300%, 5/15/28	500,000	497,281
Kraft Heinz Foods Co.
5.375%, 2/10/20	1,163,000	1,187,792
2.800%, 7/2/20	900,000	891,012
3.375%, 6/15/21	135,000	134,417
3.500%, 6/6/22	1,700,000	1,682,891
3.500%, 7/15/22	900,000	890,449
4.000%, 6/15/23	1,000,000	999,494
3.950%, 7/15/25	1,100,000	1,071,574
3.000%, 6/1/26	1,925,000	1,743,238
McCormick & Co., Inc.
2.700%, 8/15/22	500,000	484,155
3.150%, 8/15/24	500,000	482,036
3.400%, 8/15/27	750,000	704,358
Mead Johnson Nutrition Co.
3.000%, 11/15/20	310,000	308,898
4.125%, 11/15/25	610,000	626,827
Mondelez International, Inc.
3.000%, 5/7/20	500,000	497,398
3.625%, 5/7/23	750,000	750,476

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.125%, 5/7/28	$750,000	$745,643
Tyson Foods, Inc.
2.250%, 8/23/21	165,000	159,487
4.500%, 6/15/22	1,375,000	1,408,169
3.900%, 9/28/23	280,000	278,447
3.550%, 6/2/27	975,000	908,511
Unilever Capital Corp.
1.800%, 5/5/20	488,000	480,239
2.100%, 7/30/20	400,000	394,659
4.250%, 2/10/21	350,000	359,084
2.750%, 3/22/21	500,000	497,368
1.375%, 7/28/21	295,000	282,634
3.000%, 3/7/22	500,000	496,742
2.200%, 5/5/22	1,000,000	966,814
3.125%, 3/22/23 (x)	750,000	743,936
3.250%, 3/7/24	585,000	581,920
2.600%, 5/5/24	750,000	721,494
3.375%, 3/22/25	500,000	497,299
3.100%, 7/30/25	300,000	293,769
2.000%, 7/28/26	250,000	225,079
2.900%, 5/5/27	1,000,000	951,415
3.500%, 3/22/28	1,000,000	993,228

		47,516,388

Household Products (0.2%)
Clorox Co. (The)
3.800%, 11/15/21	500,000	507,316
3.050%, 9/15/22	610,000	603,737
3.500%, 12/15/24	500,000	497,361
3.100%, 10/1/27	500,000	472,430
3.900%, 5/15/28	500,000	500,982
Colgate-Palmolive Co.
2.300%, 5/3/22	1,000,000	979,901
2.250%, 11/15/22	300,000	290,664
2.100%, 5/1/23	1,000,000	958,618
3.250%, 3/15/24	500,000	502,755
Kimberly-Clark Corp.
3.050%, 8/15/25	300,000	292,852
2.750%, 2/15/26	250,000	238,050
3.950%, 11/1/28	375,000	385,615
Procter & Gamble Co. (The)
1.900%, 10/23/20	350,000	344,266
1.700%, 11/3/21	500,000	485,977
2.150%, 8/11/22	2,000,000	1,939,340
3.100%, 8/15/23	2,625,000	2,631,056
2.450%, 11/3/26 (x)	500,000	468,016
2.850%, 8/11/27 (x)	1,000,000	958,542

		13,057,478

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The)
1.800%, 2/7/20	355,000	351,279
1.700%, 5/10/21 (x)	300,000	291,417
3.150%, 3/15/27	500,000	484,671

		1,127,367

Tobacco (0.4%)
Altria Group, Inc.
2.625%, 1/14/20	1,500,000	1,485,830
4.750%, 5/5/21	950,000	968,818
2.850%, 8/9/22	1,700,000	1,628,085
2.950%, 5/2/23	156,000	147,868
2.625%, 9/16/26	430,000	374,363
BAT Capital Corp.
2.297%, 8/14/20	1,250,000	1,217,876
2.764%, 8/15/22	1,250,000	1,181,706
3.222%, 8/15/24	2,250,000	2,075,345
3.557%, 8/15/27	3,250,000	2,870,171
Philip Morris International, Inc.
2.000%, 2/21/20	500,000	493,739
4.500%, 3/26/20	1,000,000	1,016,501
4.125%, 5/17/21	300,000	304,709
2.625%, 2/18/22	375,000	362,925
2.375%, 8/17/22	1,000,000	956,206
2.500%, 8/22/22	1,000,000	960,713
2.500%, 11/2/22	600,000	575,555
2.625%, 3/6/23	1,150,000	1,104,510
2.125%, 5/10/23	625,000	586,475
3.600%, 11/15/23	600,000	597,300
3.250%, 11/10/24	500,000	486,825
3.375%, 8/11/25	250,000	242,804
3.125%, 8/17/27	1,000,000	929,932
Reynolds American, Inc.
6.875%, 5/1/20	1,266,000	1,314,168
3.250%, 6/12/20	162,000	160,929
4.000%, 6/12/22	600,000	599,994
4.850%, 9/15/23	1,500,000	1,511,667
4.450%, 6/12/25	2,035,000	1,971,995

		26,127,009

Total Consumer Staples		192,166,508

Energy (3.0%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC
3.200%, 8/15/21	286,000	282,747
2.773%, 12/15/22	1,000,000	954,580
3.337%, 12/15/27	1,250,000	1,149,590
Halliburton Co.
3.250%, 11/15/21	350,000	348,606
3.500%, 8/1/23	800,000	795,361
3.800%, 11/15/25	1,562,000	1,532,494
Helmerich & Payne, Inc.
4.650%, 3/15/25§	300,000	310,288
National Oilwell Varco, Inc.
2.600%, 12/1/22	687,000	646,274
Patterson-UTI Energy, Inc.
3.950%, 2/1/28	500,000	454,369
Schlumberger Investment SA
3.650%, 12/1/23	1,500,000	1,509,267
TechnipFMC plc
3.450%, 10/1/22	400,000	392,761

		8,376,337

Oil, Gas & Consumable Fuels (2.9%)
Anadarko Petroleum Corp.
4.850%, 3/15/21	379,000	386,930
5.550%, 3/15/26	1,250,000	1,306,375
Andeavor Logistics LP
3.500%, 12/1/22	865,000	838,179
Apache Corp.
3.625%, 2/1/21	614,000	612,223
3.250%, 4/15/22	285,000	279,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Boardwalk Pipelines LP
4.950%, 12/15/24	$500,000	$505,797
5.950%, 6/1/26	250,000	255,189
BP Capital Markets America, Inc.
4.500%, 10/1/20	1,637,000	1,676,062
4.742%, 3/11/21 (x)	1,000,000	1,031,233
2.112%, 9/16/21	650,000	634,846
3.245%, 5/6/22	1,375,000	1,363,079
2.520%, 9/19/22	500,000	479,443
2.750%, 5/10/23	1,000,000	959,568
3.216%, 11/28/23	500,000	486,944
3.790%, 2/6/24	415,000	416,907
3.224%, 4/14/24	1,500,000	1,456,680
3.119%, 5/4/26	500,000	471,872
4.234%, 11/6/28	750,000	763,118
BP Capital Markets plc
2.521%, 1/15/20	880,000	873,940
2.315%, 2/13/20	1,000,000	991,129
3.561%, 11/1/21	1,500,000	1,509,110
2.500%, 11/6/22	1,500,000	1,448,100
3.994%, 9/26/23	500,000	508,936
3.814%, 2/10/24	1,150,000	1,160,524
3.535%, 11/4/24	1,150,000	1,138,577
3.279%, 9/19/27	3,250,000	3,093,425
Buckeye Partners LP
4.875%, 2/1/21	1,420,000	1,434,653
Canadian Natural Resources Ltd.
2.950%, 1/15/23	1,425,000	1,361,430
3.800%, 4/15/24	64,000	62,788
3.850%, 6/1/27	1,300,000	1,222,344
Cenovus Energy, Inc.
3.000%, 8/15/22	765,000	724,368
4.250%, 4/15/27	1,250,000	1,136,188
Chevron Corp.
1.961%, 3/3/20	1,500,000	1,487,236
2.427%, 6/24/20	2,250,000	2,239,459
2.419%, 11/17/20	750,000	744,692
2.100%, 5/16/21	1,500,000	1,471,367
2.411%, 3/3/22	500,000	489,709
2.355%, 12/5/22	1,800,000	1,741,843
2.566%, 5/16/23	1,250,000	1,217,583
3.191%, 6/24/23	1,425,000	1,420,896
3.326%, 11/17/25	1,000,000	993,889
2.954%, 5/16/26	1,500,000	1,444,920
Cimarex Energy Co.
4.375%, 6/1/24	1,000,000	992,424
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	2,450,000	2,370,657
CNOOC Finance 2015 Australia Pty. Ltd.
2.625%, 5/5/20	1,000,000	988,224
CNOOC Finance 2015 USA LLC
3.750%, 5/2/23	200,000	200,011
3.500%, 5/5/25	1,600,000	1,555,544
4.375%, 5/2/28	200,000	203,949
CNOOC Nexen Finance 2014 ULC
4.250%, 4/30/24	1,100,000	1,115,944
Columbia Pipeline Group, Inc.
3.300%, 6/1/20	250,000	249,687
4.500%, 6/1/25	400,000	401,433
Concho Resources, Inc.
4.375%, 1/15/25	750,000	742,208
3.750%, 10/1/27	750,000	706,299
ConocoPhillips Co.
4.950%, 3/15/26	750,000	806,992
Continental Resources, Inc.
5.000%, 9/15/22	1,247,000	1,237,710
4.500%, 4/15/23	1,165,000	1,151,667
3.800%, 6/1/24	785,000	741,717
4.375%, 1/15/28	790,000	745,868
Devon Energy Corp.
4.000%, 7/15/21	837,000	838,699
3.250%, 5/15/22	750,000	729,990
5.850%, 12/15/25	500,000	526,285
Ecopetrol SA
5.875%, 9/18/23	1,000,000	1,039,750
4.125%, 1/16/25	1,000,000	947,500
Enable Midstream Partners LP
3.900%, 5/15/24 (e)	750,000	714,604
4.950%, 5/15/28	300,000	284,524
Enbridge Energy Partners LP
5.200%, 3/15/20	1,081,000	1,103,919
4.200%, 9/15/21	500,000	504,731
Enbridge, Inc.
2.900%, 7/15/22	500,000	484,256
3.500%, 6/10/24	1,000,000	972,257
4.250%, 12/1/26	500,000	493,280
3.700%, 7/15/27 (x)	1,250,000	1,183,514
Encana Corp.
3.900%, 11/15/21	500,000	499,730
Energy Transfer Operating LP
4.150%, 10/1/20	800,000	804,435
4.650%, 6/1/21	1,500,000	1,522,594
5.200%, 2/1/22	1,000,000	1,028,399
3.600%, 2/1/23	1,150,000	1,111,732
4.200%, 9/15/23	250,000	246,411
4.050%, 3/15/25	2,000,000	1,875,938
4.750%, 1/15/26	1,250,000	1,216,985
4.950%, 6/15/28	375,000	367,670
Enterprise Products Operating LLC
5.250%, 1/31/20	200,000	203,948
5.200%, 9/1/20	1,500,000	1,545,054
2.800%, 2/15/21	500,000	494,507
2.850%, 4/15/21	1,055,000	1,043,326
3.500%, 2/1/22	400,000	400,888
4.050%, 2/15/22	500,000	510,476
3.350%, 3/15/23	1,356,000	1,338,908
3.750%, 2/15/25	1,415,000	1,406,088
4.150%, 10/16/28	600,000	596,291
(ICE LIBOR USD 3 Month + 2.57%), 5.375%, 2/15/78 (k)	500,000	410,000
Series D (ICE LIBOR USD 3 Month + 2.99%), 4.875%, 8/16/77 (k)	750,000	622,500
Series E (ICE LIBOR USD 3 Month + 3.03%), 5.250%, 8/16/77 (k)	750,000	622,699
EOG Resources, Inc.
4.100%, 2/1/21	1,625,000	1,649,232
3.150%, 4/1/25	2,000,000	1,915,912
4.150%, 1/15/26	500,000	512,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
EQM Midstream Partners LP
4.750%, 7/15/23	$750,000	$745,681
4.000%, 8/1/24	415,000	395,715
EQT Corp.
2.500%, 10/1/20	280,000	271,795
4.875%, 11/15/21	156,000	158,492
3.000%, 10/1/22	465,000	440,480
3.900%, 10/1/27	1,500,000	1,292,016
Equinor ASA
2.900%, 11/8/20	1,170,000	1,168,171
2.750%, 11/10/21	1,000,000	988,258
3.150%, 1/23/22	1,000,000	993,046
2.450%, 1/17/23	500,000	484,775
2.650%, 1/15/24	500,000	484,010
3.700%, 3/1/24	1,000,000	1,016,603
3.250%, 11/10/24	600,000	595,392
3.625%, 9/10/28	600,000	597,755
Exxon Mobil Corp.
1.912%, 3/6/20	1,000,000	991,494
2.222%, 3/1/21	1,480,000	1,456,485
2.397%, 3/6/22	250,000	244,242
2.726%, 3/1/23	1,680,000	1,650,232
3.176%, 3/15/24	2,000,000	2,001,649
2.709%, 3/6/25	1,000,000	971,002
3.043%, 3/1/26	2,025,000	1,975,784
HollyFrontier Corp.
5.875%, 4/1/26	250,000	254,575
Husky Energy, Inc.
3.950%, 4/15/22	2,000,000	1,991,933
4.000%, 4/15/24	125,000	123,516
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	1,061,000	1,098,212
6.500%, 4/1/20	375,000	387,842
5.300%, 9/15/20	202,000	207,093
3.500%, 3/1/21	2,040,000	2,035,074
5.800%, 3/1/21	1,000,000	1,045,637
4.150%, 3/1/22	500,000	504,807
3.950%, 9/1/22	3,750,000	3,714,868
3.450%, 2/15/23	500,000	484,222
3.500%, 9/1/23	100,000	97,363
4.250%, 9/1/24	750,000	747,409
Kinder Morgan, Inc.
3.150%, 1/15/23	750,000	725,909
4.300%, 3/1/28	1,250,000	1,226,477
Magellan Midstream Partners LP
4.250%, 2/1/21	624,000	630,661
5.000%, 3/1/26	250,000	263,100
Marathon Oil Corp.
2.700%, 6/1/20	750,000	737,550
2.800%, 11/1/22	875,000	821,844
3.850%, 6/1/25	750,000	706,305
4.400%, 7/15/27	750,000	709,950
Marathon Petroleum Corp.
3.400%, 12/15/20	1,000,000	997,715
5.125%, 3/1/21	391,000	401,209
5.125%, 12/15/26§	2,000,000	2,032,850
3.800%, 4/1/28§	300,000	280,464
MPLX LP
3.375%, 3/15/23	500,000	485,866
4.875%, 12/1/24	1,000,000	1,018,523
4.000%, 2/15/25	300,000	289,497
4.875%, 6/1/25	1,500,000	1,509,262
4.125%, 3/1/27	2,085,000	1,981,991
Noble Energy, Inc.
4.150%, 12/15/21	156,000	156,320
3.900%, 11/15/24	1,500,000	1,452,016
Occidental Petroleum Corp.
3.125%, 2/15/22	1,500,000	1,494,639
2.600%, 4/15/22	900,000	881,309
2.700%, 2/15/23	1,156,000	1,125,454
3.400%, 4/15/26	355,000	347,549
Series 1 4.100%, 2/1/21	1,000,000	1,015,763
ONEOK Partners LP
3.375%, 10/1/22	150,000	146,827
5.000%, 9/15/23	1,000,000	1,020,855
ONEOK, Inc.
4.000%, 7/13/27	225,000	214,555
4.550%, 7/15/28	2,000,000	1,966,567
Petroleos Mexicanos
6.000%, 3/5/20	2,323,000	2,368,298
3.500%, 7/23/20	2,000,000	1,955,000
6.375%, 2/4/21	1,000,000	1,010,250
4.875%, 1/24/22	1,500,000	1,460,250
5.375%, 3/13/22	500,000	490,000
3.500%, 1/30/23	2,381,000	2,160,162
4.625%, 9/21/23	1,300,000	1,220,050
4.875%, 1/18/24	2,000,000	1,864,500
2.378%, 4/15/25	702,000	690,136
2.460%, 12/15/25	700,000	647,871
4.500%, 1/23/26	2,000,000	1,725,000
6.875%, 8/4/26	1,000,000	970,000
6.500%, 3/13/27	4,500,000	4,230,000
5.350%, 2/12/28	715,000	623,838
Phillips 66
4.300%, 4/1/22	2,250,000	2,309,677
3.900%, 3/15/28	500,000	476,300
Phillips 66 Partners LP
3.605%, 2/15/25	1,000,000	959,618
3.550%, 10/1/26	300,000	278,674
Pioneer Natural Resources Co.
7.500%, 1/15/20	250,000	260,204
3.450%, 1/15/21	500,000	497,046
4.450%, 1/15/26	1,250,000	1,261,884
Plains All American Pipeline LP
5.000%, 2/1/21	1,000,000	1,010,970
3.850%, 10/15/23	250,000	242,679
3.600%, 11/1/24	1,250,000	1,181,250
4.500%, 12/15/26	500,000	482,640
Sabine Pass Liquefaction LLC
5.625%, 2/1/21 (e)	3,615,000	3,726,948
5.750%, 5/15/24	2,215,000	2,303,531
5.625%, 3/1/25	2,215,000	2,285,088
5.000%, 3/15/27	3,000,000	3,037,042
Spectra Energy Partners LP
3.500%, 3/15/25	1,000,000	953,770
3.375%, 10/15/26	315,000	293,380
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21 (x)	250,000	252,770
3.450%, 1/15/23	750,000	727,687
4.250%, 4/1/24	1,000,000	974,622
5.950%, 12/1/25	250,000	259,447
3.900%, 7/15/26	500,000	456,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
TC PipeLines LP
4.375%, 3/13/25	$1,000,000	$989,370
3.900%, 5/25/27	200,000	189,867
Total Capital Canada Ltd.
2.750%, 7/15/23	1,000,000	975,192
Total Capital International SA
2.875%, 2/17/22	250,000	247,626
2.700%, 1/25/23	1,187,000	1,160,068
3.750%, 4/10/24	2,000,000	2,012,207
Total Capital SA
4.450%, 6/24/20	825,000	841,779
4.125%, 1/28/21	1,100,000	1,124,543
4.250%, 12/15/21 (x)	500,000	515,043
3.883%, 10/11/28	250,000	256,543
TransCanada PipeLines Ltd.
3.800%, 10/1/20	1,298,000	1,305,864
2.500%, 8/1/22	850,000	815,399
4.875%, 1/15/26	550,000	565,580
4.250%, 5/15/28	1,750,000	1,727,539
Transcontinental Gas Pipe Line Co. LLC
4.000%, 3/15/28	500,000	488,186
Valero Energy Corp.
6.125%, 2/1/20	1,154,000	1,186,720
3.650%, 3/15/25	600,000	577,103
3.400%, 9/15/26	350,000	321,908
4.350%, 6/1/28	350,000	339,726
Valero Energy Partners LP
4.375%, 12/15/26	215,000	208,918
4.500%, 3/15/28	500,000	489,466
Western Gas Partners LP
4.000%, 7/1/22	500,000	492,940
3.950%, 6/1/25	1,400,000	1,300,362
4.650%, 7/1/26	250,000	240,325
4.750%, 8/15/28	270,000	256,913
Williams Cos., Inc. (The)
5.250%, 3/15/20	1,000,000	1,019,531
4.125%, 11/15/20	250,000	252,085
4.000%, 11/15/21	750,000	751,673
3.600%, 3/15/22	1,500,000	1,468,274
3.350%, 8/15/22	1,200,000	1,172,669
3.700%, 1/15/23	325,000	317,138
4.500%, 11/15/23	1,000,000	1,014,192
4.550%, 6/24/24	1,270,000	1,279,660
4.000%, 9/15/25	2,500,000	2,427,658
3.750%, 6/15/27	500,000	468,725

		220,525,861

Total Energy		228,902,198

Financials (15.3%)
Banks (9.5%)
Agricultural Bank of China Ltd.
2.750%, 5/21/20	500,000	495,406
Associated Bank NA
3.500%, 8/13/21	250,000	249,225
Australia & New Zealand Banking Group Ltd.
2.125%, 8/19/20	750,000	735,803
2.250%, 11/9/20 (x)	500,000	492,018
2.700%, 11/16/20	500,000	493,114
3.300%, 5/17/21	500,000	498,424
2.300%, 6/1/21	1,650,000	1,606,491
2.550%, 11/23/21	1,250,000	1,216,938
2.625%, 5/19/22	750,000	728,131
2.625%, 11/9/22	500,000	483,318
3.700%, 11/16/25	1,000,000	1,004,432
Banco Bilbao Vizcaya Argentaria SA
3.000%, 10/20/20	1,000,000	988,348
Banco Santander SA
3.500%, 4/11/22	1,000,000	979,490
3.125%, 2/23/23	570,000	537,723
3.848%, 4/12/23	1,200,000	1,162,217
5.179%, 11/19/25	1,000,000	989,362
4.250%, 4/11/27	1,000,000	930,666
4.379%, 4/12/28	1,200,000	1,117,513
Bancolombia SA
5.950%, 6/3/21	500,000	517,500
Bank of America Corp.
2.151%, 11/9/20	2,000,000	1,959,808
2.625%, 4/19/21	1,475,000	1,451,013
(ICE LIBOR USD 3 Month + 0.63%), 2.328%, 10/1/21 (k)	1,150,000	1,126,233
(ICE LIBOR USD 3 Month + 0.37%), 2.738%, 1/23/22 (k)	3,250,000	3,198,891
(ICE LIBOR USD 3 Month + 0.63%), 3.499%, 5/17/22 (k)	1,150,000	1,151,050
2.503%, 10/21/22	4,250,000	4,079,725
3.300%, 1/11/23	4,300,000	4,237,831
4.100%, 7/24/23	2,000,000	2,027,588
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)	10,430,000	10,127,383
4.125%, 1/22/24	1,200,000	1,215,107
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)	2,000,000	1,975,459
4.000%, 4/1/24	5,000,000	5,019,324
(ICE LIBOR USD 3 Month + 0.94%), 3.864%, 7/23/24 (k)	2,000,000	1,990,920
4.200%, 8/26/24	625,000	617,919
4.000%, 1/22/25	1,000,000	975,158
3.875%, 8/1/25	2,000,000	1,976,356
(ICE LIBOR USD 3 Month + 1.09%), 3.093%, 10/1/25 (k)	1,150,000	1,094,795
(ICE LIBOR USD 3 Month + 0.81%), 3.366%, 1/23/26 (k)	4,750,000	4,548,154
4.450%, 3/3/26	655,000	648,020
3.500%, 4/19/26	3,000,000	2,881,891
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	1,000,000	965,704
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	1,500,000	1,441,876
(ICE LIBOR USD 3 Month + 1.37%), 3.593%, 7/21/28 (k)	5,000,000	4,768,860
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	4,450,000	4,154,709
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)	2,000,000	1,948,376
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)	2,250,000	2,239,280
Series L 2.250%, 4/21/20	2,050,000	2,025,422
3.950%, 4/21/25	2,450,000	2,375,034
Bank of Montreal
2.100%, 6/15/20	1,150,000	1,133,352
3.100%, 7/13/20 (x)	750,000	749,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
1.900%, 8/27/21	$2,000,000	$1,934,946
2.350%, 9/11/22	500,000	482,023
2.550%, 11/6/22	1,300,000	1,258,706
Series D 3.100%, 4/13/21	450,000	449,242
Bank of Nova Scotia (The)
2.350%, 10/21/20	1,250,000	1,232,261
2.500%, 1/8/21	750,000	740,136
4.375%, 1/13/21	1,150,000	1,176,559
2.450%, 3/22/21	750,000	737,399
3.125%, 4/20/21	750,000	748,036
2.800%, 7/21/21	1,000,000	987,537
2.700%, 3/7/22	250,000	244,411
2.450%, 9/19/22	3,050,000	2,936,764
Barclays Bank plc
5.140%, 10/14/20	2,269,000	2,293,371
2.650%, 1/11/21	3,420,000	3,351,972
Barclays plc
2.875%, 6/8/20	2,500,000	2,459,167
3.250%, 1/12/21	500,000	491,635
3.200%, 8/10/21	750,000	729,839
3.684%, 1/10/23	560,000	535,965
(ICE LIBOR USD 3 Month + 1.40%), 4.610%, 2/15/23 (k)	935,000	926,866
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)	1,000,000	974,884
3.650%, 3/16/25	1,750,000	1,633,405
4.375%, 1/12/26	1,500,000	1,432,869
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)	1,000,000	967,140
BB&T Corp.
2.625%, 6/29/20	1,000,000	991,622
2.150%, 2/1/21	650,000	635,637
2.050%, 5/10/21	2,000,000	1,945,406
3.200%, 9/3/21	500,000	498,361
3.950%, 3/22/22	250,000	251,510
2.750%, 4/1/22	1,000,000	980,204
3.750%, 12/6/23	750,000	756,307
2.850%, 10/26/24 (x)	500,000	479,835
3.700%, 6/5/25	750,000	749,742
BNP Paribas SA
5.000%, 1/15/21	2,000,000	2,065,527
3.250%, 3/3/23	650,000	632,612
4.250%, 10/15/24	1,000,000	985,185
Branch Banking & Trust Co.
2.100%, 1/15/20	1,000,000	989,345
2.250%, 6/1/20	400,000	394,904
2.625%, 1/15/22	1,250,000	1,228,096
3.625%, 9/16/25	2,000,000	1,968,571
3.800%, 10/30/26	300,000	297,671
Canadian Imperial Bank of Commerce
2.100%, 10/5/20	500,000	489,970
2.700%, 2/2/21	625,000	618,204
2.550%, 6/16/22	1,000,000	970,753
3.500%, 9/13/23	500,000	500,117
Capital One Bank USA NA
3.375%, 2/15/23	1,000,000	962,713
Capital One NA
2.350%, 1/31/20	2,750,000	2,712,490
2.950%, 7/23/21	1,000,000	983,216
2.250%, 9/13/21 (x)	2,000,000	1,925,730
2.650%, 8/8/22	750,000	719,146
Citibank NA
2.100%, 6/12/20	1,500,000	1,475,259
2.125%, 10/20/20	2,000,000	1,958,732
2.850%, 2/12/21	1,750,000	1,730,506
3.400%, 7/23/21	1,250,000	1,246,898
Citigroup, Inc.
2.450%, 1/10/20	2,000,000	1,981,928
2.400%, 2/18/20	2,000,000	1,980,641
2.650%, 10/26/20	4,250,000	4,193,679
2.700%, 3/30/21	1,150,000	1,132,102
2.350%, 8/2/21	1,000,000	969,737
2.900%, 12/8/21	2,000,000	1,961,624
4.500%, 1/14/22	200,000	205,057
2.750%, 4/25/22	1,275,000	1,239,398
4.050%, 7/30/22	150,000	151,282
2.700%, 10/27/22	2,500,000	2,411,011
(ICE LIBOR USD 3 Month + 0.72%), 3.142%, 1/24/23 (k)	6,285,000	6,175,402
3.375%, 3/1/23	1,150,000	1,132,867
3.500%, 5/15/23	1,000,000	980,117
3.875%, 10/25/23	1,550,000	1,549,508
(ICE LIBOR USD 3 Month + 1.02%), 4.044%, 6/1/24 (k)	1,150,000	1,151,853
3.750%, 6/16/24	500,000	495,094
4.000%, 8/5/24	2,500,000	2,463,524
3.875%, 3/26/25	500,000	482,650
3.300%, 4/27/25	3,000,000	2,863,736
4.400%, 6/10/25	650,000	642,467
3.700%, 1/12/26	3,000,000	2,893,467
4.600%, 3/9/26	595,000	586,909
3.400%, 5/1/26	2,500,000	2,356,645
3.200%, 10/21/26	3,250,000	3,001,476
4.450%, 9/29/27	1,250,000	1,197,882
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	3,000,000	2,848,211
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)	2,500,000	2,336,528
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)	2,000,000	1,947,257
Citizens Bank NA
2.250%, 3/2/20	765,000	755,822
2.200%, 5/26/20	895,000	880,840
2.250%, 10/30/20	650,000	636,529
2.550%, 5/13/21	610,000	597,547
2.650%, 5/26/22	505,000	490,589
3.700%, 3/29/23	500,000	500,593
Citizens Financial Group, Inc.
2.375%, 7/28/21	355,000	344,621
4.300%, 12/3/25	750,000	739,265
Comerica Bank
2.500%, 6/2/20	1,250,000	1,238,993
4.000%, 7/27/25	250,000	249,067
Comerica, Inc.
3.700%, 7/31/23	375,000	373,616
Commonwealth Bank of Australia
2.300%, 3/12/20	1,000,000	990,295
2.400%, 11/2/20	1,000,000	984,935
2.550%, 3/15/21 (x)	900,000	885,769
Compass Bank
3.500%, 6/11/21	530,000	524,414

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.875%, 6/29/22	$750,000	$713,426
3.875%, 4/10/25	1,000,000	957,650
Cooperatieve Rabobank UA
2.250%, 1/14/20	1,000,000	992,337
4.500%, 1/11/21	1,500,000	1,535,530
2.500%, 1/19/21	1,100,000	1,079,228
3.125%, 4/26/21	575,000	571,965
2.750%, 1/10/22	595,000	581,189
3.875%, 2/8/22	2,812,000	2,823,542
3.950%, 11/9/22	1,000,000	999,998
2.750%, 1/10/23 (x)	1,750,000	1,696,048
4.625%, 12/1/23	1,000,000	1,019,490
3.375%, 5/21/25	1,000,000	983,108
4.375%, 8/4/25	500,000	490,008
3.750%, 7/21/26	815,000	762,919
Credit Suisse Group Funding Guernsey Ltd.
2.750%, 3/26/20	500,000	494,130
3.125%, 12/10/20	1,250,000	1,241,228
3.450%, 4/16/21	2,000,000	1,992,719
3.800%, 9/15/22	2,500,000	2,473,837
3.800%, 6/9/23	1,000,000	983,246
3.750%, 3/26/25	750,000	718,151
4.550%, 4/17/26	2,000,000	1,989,060
Discover Bank
7.000%, 4/15/20	1,200,000	1,253,053
3.100%, 6/4/20	500,000	496,222
3.200%, 8/9/21	350,000	344,946
3.350%, 2/6/23	250,000	242,871
4.200%, 8/8/23	550,000	545,773
3.450%, 7/27/26	840,000	768,882
4.650%, 9/13/28	625,000	611,368
Fifth Third Bancorp
2.875%, 7/27/20	1,000,000	994,826
2.600%, 6/15/22	800,000	776,076
4.300%, 1/16/24	700,000	710,842
3.950%, 3/14/28	750,000	743,928
Fifth Third Bank
2.200%, 10/30/20	370,000	363,101
2.250%, 6/14/21	750,000	731,669
3.350%, 7/26/21	605,000	605,532
3.950%, 7/28/25	645,000	645,516
3.850%, 3/15/26	600,000	589,755
First Republic Bank
2.500%, 6/6/22	500,000	481,550
HSBC Bank USA NA
4.875%, 8/24/20	1,000,000	1,022,288
HSBC Holdings plc
3.400%, 3/8/21	2,250,000	2,239,707
5.100%, 4/5/21	2,700,000	2,779,744
2.950%, 5/25/21	1,750,000	1,723,364
2.650%, 1/5/22	2,500,000	2,429,651
4.875%, 1/14/22	750,000	776,101
4.000%, 3/30/22	1,650,000	1,666,804
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)	1,500,000	1,464,340
3.600%, 5/25/23	1,500,000	1,487,941
(ICE LIBOR USD 3 Month + 0.92%), 3.033%, 11/22/23 (k)	300,000	290,799
4.250%, 3/14/24	1,700,000	1,693,576
(ICE LIBOR USD 3 Month + 0.99%), 3.950%, 5/18/24 (k)	970,000	963,795
4.250%, 8/18/25	1,600,000	1,562,465
4.300%, 3/8/26	2,500,000	2,455,062
3.900%, 5/25/26	1,140,000	1,089,530
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)	3,500,000	3,432,996
4.375%, 11/23/26	1,815,000	1,755,577
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)	1,250,000	1,195,828
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29 (k)	1,120,000	1,115,968
Huntington Bancshares, Inc.
7.000%, 12/15/20	80,000	85,412
2.300%, 1/14/22	2,800,000	2,677,968
4.000%, 5/15/25	350,000	352,271
Huntington National Bank (The)
2.375%, 3/10/20	345,000	341,946
3.250%, 5/14/21	350,000	349,527
2.500%, 8/7/22	750,000	728,272
3.550%, 10/6/23	500,000	492,701
Industrial & Commercial Bank of China Ltd.
2.905%, 11/13/20	750,000	740,888
2.635%, 5/26/21 (x)	350,000	342,151
2.452%, 10/20/21	1,150,000	1,114,781
2.957%, 11/8/22	500,000	487,987
3.538%, 11/8/27 (x)	500,000	478,638
ING Groep NV
3.150%, 3/29/22	1,250,000	1,231,468
4.100%, 10/2/23	1,500,000	1,499,354
3.950%, 3/29/27	1,250,000	1,202,374
4.550%, 10/2/28	1,500,000	1,499,234
Intesa Sanpaolo SpA
5.250%, 1/12/24	1,500,000	1,471,814
JPMorgan Chase & Co.
4.950%, 3/25/20	500,000	510,987
2.750%, 6/23/20	1,250,000	1,242,931
4.400%, 7/22/20	3,230,000	3,290,629
4.250%, 10/15/20	874,000	888,039
2.550%, 10/29/20	3,385,000	3,345,670
2.550%, 3/1/21	1,000,000	984,700
4.625%, 5/10/21	2,000,000	2,051,483
2.400%, 6/7/21	1,250,000	1,223,386
4.350%, 8/15/21	300,000	306,873
4.500%, 1/24/22	2,000,000	2,061,411
(ICE LIBOR USD 3 Month + 0.61%), 3.514%, 6/18/22 (k)	1,250,000	1,251,057
3.250%, 9/23/22	2,849,000	2,820,621
2.972%, 1/15/23	3,250,000	3,163,419
3.200%, 1/25/23	4,369,000	4,304,903
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)	2,062,000	1,995,555
3.375%, 5/1/23	2,075,000	2,033,205
2.700%, 5/18/23	2,000,000	1,918,357
3.875%, 2/1/24	3,000,000	3,013,442
(ICE LIBOR USD 3 Month + 0.73%), 3.559%, 4/23/24 (k)	1,125,000	1,114,707
3.625%, 5/13/24	3,000,000	2,973,259
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24 (k)	1,500,000	1,502,254
(ICE LIBOR USD 3 Month + 1.00%), 4.023%, 12/5/24 (k)	1,250,000	1,259,147

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	$2,365,000	$2,284,416
3.900%, 7/15/25	3,000,000	2,984,604
3.300%, 4/1/26	2,000,000	1,901,929
3.200%, 6/15/26	1,750,000	1,650,435
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)	2,750,000	2,619,146
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)	10,750,000	10,135,217
(ICE LIBOR USD 3 Month + 1.12%), 4.005%, 4/23/29 (k)	1,500,000	1,472,675
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)	1,500,000	1,495,284
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)	1,000,000	1,013,651
KeyBank NA
2.250%, 3/16/20	750,000	742,136
3.350%, 6/15/21	250,000	250,771
2.500%, 11/22/21	250,000	244,919
2.400%, 6/9/22	635,000	615,426
2.300%, 9/14/22	1,500,000	1,441,838
3.375%, 3/7/23	500,000	497,685
3.300%, 6/1/25	250,000	243,567
3.400%, 5/20/26	1,000,000	958,061
KeyCorp
2.900%, 9/15/20	1,175,000	1,166,199
5.100%, 3/24/21	1,375,000	1,422,126
4.150%, 10/29/25	310,000	313,788
Korea Development Bank (The)
2.500%, 3/11/20	1,000,000	993,209
2.250%, 5/18/20	1,000,000	988,837
4.625%, 11/16/21	250,000	259,274
2.625%, 2/27/22	2,000,000	1,959,810
3.000%, 9/14/22	1,000,000	988,095
3.375%, 3/12/23	500,000	498,706
2.750%, 3/19/23	500,000	486,807
3.750%, 1/22/24	500,000	505,552
Kreditanstalt fuer Wiederaufbau
4.000%, 1/27/20	8,539,000	8,648,555
1.750%, 3/31/20	3,000,000	2,964,344
1.500%, 4/20/20 (x)	4,000,000	3,937,770
1.875%, 6/30/20	3,000,000	2,963,497
2.750%, 7/15/20	1,995,000	1,995,970
2.750%, 9/8/20	2,436,000	2,437,319
2.750%, 10/1/20	3,150,000	3,152,250
1.875%, 11/30/20	1,500,000	1,476,948
1.875%, 12/15/20	2,250,000	2,215,294
1.625%, 3/15/21	4,000,000	3,908,670
2.625%, 4/12/21 (x)	2,400,000	2,396,881
1.500%, 6/15/21	4,000,000	3,887,715
2.375%, 8/25/21	1,500,000	1,488,272
1.750%, 9/15/21 (x)	3,950,000	3,854,192
2.000%, 11/30/21	2,000,000	1,962,137
2.625%, 1/25/22	3,000,000	2,994,002
2.125%, 3/7/22 (x)	3,500,000	3,439,380
2.125%, 6/15/22	3,000,000	2,943,599
2.000%, 10/4/22	2,312,000	2,254,054
2.375%, 12/29/22	4,015,000	3,964,604
2.125%, 1/17/23 (x)	3,350,000	3,275,411
2.500%, 11/20/24	5,000,000	4,925,324
2.000%, 5/2/25 (x)	3,000,000	2,862,954
2.875%, 4/3/28 (x)	1,750,000	1,746,767
Landwirtschaftliche Rentenbank
3.125%, 11/14/23	1,500,000	1,526,867
2.000%, 1/13/25	3,000,000	2,873,654
1.750%, 7/27/26	500,000	463,009
Series 36 2.000%, 12/6/21	1,000,000	982,022
Series 37 2.500%, 11/15/27 (x)	2,000,000	1,946,071
Lloyds Bank plc
2.700%, 8/17/20	1,000,000	985,196
6.375%, 1/21/21	1,000,000	1,054,641
3.300%, 5/7/21	975,000	966,581
Lloyds Banking Group plc
3.100%, 7/6/21	375,000	367,496
3.000%, 1/11/22	1,365,000	1,323,638
4.050%, 8/16/23	750,000	739,530
(ICE LIBOR USD 3 Month + 0.81%), 2.907%, 11/7/23 (k)	1,750,000	1,657,246
4.450%, 5/8/25	575,000	562,259
4.582%, 12/10/25	1,000,000	950,155
4.650%, 3/24/26	1,750,000	1,666,534
3.750%, 1/11/27	1,385,000	1,277,349
4.375%, 3/22/28	1,350,000	1,282,248
4.550%, 8/16/28	850,000	814,966
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	1,750,000	1,560,195
M&T Bank Corp.
3.550%, 7/26/23	500,000	502,767
Manufacturers & Traders Trust Co.
2.050%, 8/17/20	500,000	489,774
2.500%, 5/18/22	500,000	486,254
2.900%, 2/6/25	1,000,000	964,846
3.400%, 8/17/27 (x)	330,000	320,259
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21	1,038,000	1,026,022
3.535%, 7/26/21	290,000	290,684
2.190%, 9/13/21	1,350,000	1,302,879
2.998%, 2/22/22	1,250,000	1,232,023
3.455%, 3/2/23	1,000,000	996,138
3.761%, 7/26/23	1,750,000	1,758,249
2.527%, 9/13/23	760,000	722,579
3.777%, 3/2/25	1,000,000	992,758
3.850%, 3/1/26	2,170,000	2,172,886
2.757%, 9/13/26	1,250,000	1,158,855
3.677%, 2/22/27	1,000,000	984,952
3.287%, 7/25/27	1,000,000	954,862
3.961%, 3/2/28 (x)	1,500,000	1,501,790
4.050%, 9/11/28 (x)	1,000,000	1,007,058
Mizuho Financial Group, Inc.
2.273%, 9/13/21	850,000	822,378
2.953%, 2/28/22	1,150,000	1,128,453
2.601%, 9/11/22	1,000,000	966,607
3.549%, 3/5/23	1,000,000	997,857
(ICE LIBOR USD 3 Month + 1.00%), 3.922%, 9/11/24 (k)	1,000,000	1,006,421
2.839%, 9/13/26	850,000	791,069
3.663%, 2/28/27	1,000,000	982,540
3.170%, 9/11/27	1,250,000	1,178,281
4.018%, 3/5/28	1,000,000	1,005,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.27%), 4.254%, 9/11/29 (k)	$1,000,000	$1,006,836
MUFG Americas Holdings Corp.
3.500%, 6/18/22	1,800,000	1,798,886
3.000%, 2/10/25	80,000	75,892
National Australia Bank Ltd.
2.250%, 1/10/20	1,000,000	991,517
2.125%, 5/22/20	1,000,000	985,576
2.500%, 1/12/21	500,000	491,235
2.625%, 1/14/21	750,000	738,742
1.875%, 7/12/21	1,000,000	962,737
3.375%, 9/20/21	500,000	499,214
3.700%, 11/4/21	650,000	652,234
2.800%, 1/10/22	1,000,000	981,861
2.500%, 5/22/22	1,000,000	968,363
3.000%, 1/20/23	1,350,000	1,320,695
2.875%, 4/12/23	750,000	728,399
3.625%, 6/20/23	500,000	500,150
3.375%, 1/14/26	750,000	727,700
2.500%, 7/12/26	1,500,000	1,360,763
National Bank of Canada
2.150%, 6/12/20	730,000	719,642
2.200%, 11/2/20	750,000	734,741
Oesterreichische Kontrollbank AG
1.750%, 1/24/20	700,000	693,540
2.875%, 9/7/21	1,625,000	1,632,778
2.375%, 10/1/21 (x)	1,500,000	1,487,785
2.875%, 3/13/23	750,000	754,110
3.125%, 11/7/23	2,750,000	2,793,986
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	297,248
PNC Bank NA
2.000%, 5/19/20	750,000	735,501
2.300%, 6/1/20	500,000	493,604
2.600%, 7/21/20	750,000	743,030
2.450%, 11/5/20	815,000	803,865
2.500%, 1/22/21	2,500,000	2,462,148
2.150%, 4/29/21	1,250,000	1,217,723
2.550%, 12/9/21	1,050,000	1,023,396
2.625%, 2/17/22	1,250,000	1,218,787
2.950%, 1/30/23	250,000	243,483
3.500%, 6/8/23	335,000	334,562
3.800%, 7/25/23	1,000,000	1,003,155
3.300%, 10/30/24	1,000,000	982,522
2.950%, 2/23/25	250,000	240,203
3.250%, 6/1/25	500,000	487,392
3.100%, 10/25/27	500,000	474,498
3.250%, 1/22/28 (x)	2,000,000	1,919,475
4.050%, 7/26/28	800,000	801,848
PNC Financial Services Group, Inc. (The)
5.125%, 2/8/20	981,000	1,001,530
4.375%, 8/11/20	1,839,000	1,870,375
2.854%, 11/9/22 (e)	2,000,000	1,953,902
3.900%, 4/29/24	500,000	494,681
3.150%, 5/19/27 (x)	750,000	716,850
Regions Bank
2.750%, 4/1/21	1,000,000	985,060
(ICE LIBOR USD 3 Month + 0.50%), 3.374%, 8/13/21 (k)	400,000	397,799
Regions Financial Corp.
3.200%, 2/8/21	675,000	670,161
2.750%, 8/14/22	650,000	625,729
3.800%, 8/14/23	400,000	399,587
Royal Bank of Canada
2.125%, 3/2/20	1,000,000	989,463
2.150%, 3/6/20	750,000	743,305
2.150%, 10/26/20	560,000	550,717
2.350%, 10/30/20	1,250,000	1,233,595
2.500%, 1/19/21	1,000,000	987,255
3.200%, 4/30/21	770,000	767,159
2.750%, 2/1/22	750,000	737,927
3.700%, 10/5/23	1,500,000	1,502,375
4.650%, 1/27/26	2,000,000	2,056,344
Royal Bank of Scotland Group plc
6.125%, 12/15/22	1,965,000	2,004,953
(ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)	2,000,000	1,918,031
6.100%, 6/10/23	875,000	885,993
3.875%, 9/12/23	800,000	765,332
6.000%, 12/19/23	1,740,000	1,758,964
5.125%, 5/28/24	1,890,000	1,831,124
(ICE LIBOR USD 3 Month + 1.55%), 4.519%, 6/25/24 (k)	2,000,000	1,966,496
4.800%, 4/5/26	2,750,000	2,684,453
(ICE LIBOR USD 3 Month + 1.75%), 4.892%, 5/18/29 (k)	550,000	525,605
Santander Holdings USA, Inc.
4.450%, 12/3/21	145,000	146,847
3.700%, 3/28/22	1,590,000	1,545,489
3.400%, 1/18/23	750,000	721,604
4.500%, 7/17/25	1,500,000	1,471,436
4.400%, 7/13/27	485,000	456,732
Santander UK Group Holdings plc
2.875%, 10/16/20	750,000	735,873
3.125%, 1/8/21	1,000,000	981,296
2.875%, 8/5/21	1,250,000	1,210,840
3.571%, 1/10/23	520,000	497,825
(ICE LIBOR USD 3 Month + 1.08%), 3.373%, 1/5/24 (k)	1,000,000	948,195
(ICE LIBOR USD 3 Month + 1.57%), 4.796%, 11/15/24 (k)	750,000	743,977
(ICE LIBOR USD 3 Month + 1.40%), 3.823%, 11/3/28 (k)	750,000	676,904
Santander UK plc
2.375%, 3/16/20	1,000,000	987,022
2.125%, 11/3/20	495,000	482,027
2.500%, 1/5/21	1,000,000	978,331
3.400%, 6/1/21	750,000	745,370
3.750%, 11/15/21	500,000	500,222
4.000%, 3/13/24	1,000,000	1,000,474
Skandinaviska Enskilda Banken AB
2.300%, 3/11/20	750,000	742,027
2.625%, 3/15/21	1,000,000	982,848
1.875%, 9/13/21	800,000	768,424
2.800%, 3/11/22	750,000	736,166
Sumitomo Mitsui Banking Corp.
2.450%, 1/16/20	500,000	495,700
2.514%, 1/17/20	750,000	743,236
2.650%, 7/23/20	750,000	742,580
2.450%, 10/20/20	800,000	787,981
3.200%, 7/18/22	750,000	739,517
3.000%, 1/18/23	1,000,000	977,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.950%, 1/10/24	$2,250,000	$2,288,547
3.400%, 7/11/24	1,000,000	980,026
3.650%, 7/23/25	750,000	744,800
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21	1,250,000	1,238,104
2.442%, 10/19/21	1,000,000	969,803
2.846%, 1/11/22	1,500,000	1,468,062
2.778%, 10/18/22	750,000	727,860
3.102%, 1/17/23	1,250,000	1,226,768
3.936%, 10/16/23 (x)	750,000	762,979
3.784%, 3/9/26	1,250,000	1,234,509
3.010%, 10/19/26	1,000,000	939,549
3.446%, 1/11/27	1,700,000	1,643,749
3.364%, 7/12/27	750,000	722,058
3.352%, 10/18/27 (x)	750,000	720,978
3.544%, 1/17/28	2,000,000	1,950,876
4.306%, 10/16/28 (x)	750,000	774,340
SunTrust Bank
2.250%, 1/31/20	500,000	493,936
(ICE LIBOR USD 3 Month + 0.30%), 2.590%, 1/29/21 (k)	1,000,000	990,720
(ICE LIBOR USD 3 Month + 0.50%), 3.525%, 10/26/21 (k)	190,000	190,116
(ICE LIBOR USD 3 Month + 0.59%), 3.502%, 8/2/22 (k)	500,000	499,398
3.000%, 2/2/23	1,000,000	978,080
(ICE LIBOR USD 3 Month + 0.74%), 3.689%, 8/2/24 (k)	500,000	500,073
4.050%, 11/3/25	185,000	187,702
3.300%, 5/15/26	1,000,000	948,021
SunTrust Banks, Inc.
2.900%, 3/3/21	500,000	494,625
2.700%, 1/27/22	1,000,000	973,001
4.000%, 5/1/25	600,000	595,539
SVB Financial Group
5.375%, 9/15/20	160,000	164,917
Svenska Handelsbanken AB
1.950%, 9/8/20	540,000	528,031
2.450%, 3/30/21	1,145,000	1,122,018
3.350%, 5/24/21	2,655,000	2,652,559
1.875%, 9/7/21	505,000	486,969
3.900%, 11/20/23	500,000	502,378
Synovus Financial Corp.
3.125%, 11/1/22	300,000	283,384
Toronto-Dominion Bank (The)
3.000%, 6/11/20	750,000	749,602
1.850%, 9/11/20	1,165,000	1,142,967
3.150%, 9/17/20	750,000	751,838
2.500%, 12/14/20	1,000,000	990,939
2.550%, 1/25/21	1,750,000	1,729,202
2.125%, 4/7/21	1,500,000	1,468,457
3.250%, 6/11/21	750,000	751,424
3.500%, 7/19/23	750,000	750,075
(USD Swap Semi 5 Year + 2.21%), 3.625%, 9/15/31 (k)	1,000,000	945,219
US Bancorp
2.350%, 1/29/21	1,000,000	985,619
4.125%, 5/24/21	1,000,000	1,023,238
3.000%, 3/15/22	750,000	744,611
2.950%, 7/15/22	1,600,000	1,579,684
3.700%, 1/30/24	500,000	502,604
3.600%, 9/11/24	1,000,000	985,603
3.950%, 11/17/25	500,000	511,232
3.100%, 4/27/26	1,415,000	1,339,781
3.900%, 4/26/28	650,000	656,414
Series V 2.375%, 7/22/26	2,000,000	1,828,874
Series X 3.150%, 4/27/27	2,550,000	2,447,115
US Bank NA
2.350%, 1/23/20 (x)	750,000	744,797
3.050%, 7/24/20	500,000	499,329
2.050%, 10/23/20	765,000	749,712
3.150%, 4/26/21	750,000	748,373
(ICE LIBOR USD 3 Month + 0.29%), 3.104%, 5/21/21 (k)	750,000	748,635
3.450%, 11/16/21	750,000	753,362
2.850%, 1/23/23	750,000	734,739
3.400%, 7/24/23	500,000	499,414
2.800%, 1/27/25	1,000,000	959,717
Wells Fargo & Co.
2.550%, 12/7/20	1,715,000	1,691,153
3.000%, 1/22/21	1,500,000	1,492,620
2.500%, 3/4/21	2,000,000	1,964,334
4.600%, 4/1/21	2,000,000	2,052,560
2.100%, 7/26/21	1,250,000	1,208,209
3.500%, 3/8/22	1,844,000	1,836,039
2.625%, 7/22/22	4,000,000	3,851,296
3.069%, 1/24/23	1,000,000	970,631
4.125%, 8/15/23	3,000,000	3,006,889
3.300%, 9/9/24	2,000,000	1,934,244
3.000%, 2/19/25	2,500,000	2,367,081
3.000%, 4/22/26	4,000,000	3,726,955
4.100%, 6/3/26	2,000,000	1,937,138
3.000%, 10/23/26	1,500,000	1,390,384
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	8,035,000	7,713,709
Series M 3.450%, 2/13/23	1,806,000	1,770,487
Series N 2.150%, 1/30/20	1,250,000	1,235,387
Wells Fargo Bank NA
2.400%, 1/15/20	1,500,000	1,486,552
2.600%, 1/15/21	2,500,000	2,467,010
(ICE LIBOR USD 3 Month + 0.49%), 3.325%, 7/23/21 (k)	1,500,000	1,498,574
3.625%, 10/22/21	1,500,000	1,505,897
3.550%, 8/14/23	1,950,000	1,943,049
Westpac Banking Corp.
2.150%, 3/6/20	1,000,000	989,133
3.050%, 5/15/20	500,000	499,291
2.300%, 5/26/20	1,000,000	988,002
2.600%, 11/23/20	1,500,000	1,480,438
2.650%, 1/25/21	1,150,000	1,133,906
2.100%, 5/13/21	750,000	728,420
2.000%, 8/19/21	1,250,000	1,206,103
2.500%, 6/28/22	1,250,000	1,208,441
2.750%, 1/11/23	750,000	726,589
3.650%, 5/15/23 (x)	750,000	753,460
2.850%, 5/13/26	750,000	698,549
2.700%, 8/19/26	1,750,000	1,612,268
3.350%, 3/8/27	1,250,000	1,203,435
3.400%, 1/25/28 (x)	1,250,000	1,203,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
(USD ICE Swap Rate 5 Year + 2.24%), 4.322%, 11/23/31 (k)	$1,000,000	$941,250

		722,193,516

Capital Markets (2.4%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	354,101
Ameriprise Financial, Inc.
5.300%, 3/15/20	156,000	160,015
4.000%, 10/15/23	150,000	153,146
3.700%, 10/15/24	750,000	749,066
2.875%, 9/15/26	500,000	460,073
Ares Capital Corp.
3.875%, 1/15/20	300,000	299,723
3.625%, 1/19/22	600,000	582,294
3.500%, 2/10/23	750,000	709,407
4.250%, 3/1/25	500,000	470,328
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20	350,000	347,483
2.450%, 11/27/20	1,000,000	988,199
4.150%, 2/1/21	1,187,000	1,211,221
2.500%, 4/15/21	600,000	591,505
2.050%, 5/3/21	1,000,000	975,570
3.550%, 9/23/21	750,000	756,534
2.600%, 2/7/22	1,000,000	980,295
2.950%, 1/29/23	500,000	487,235
3.500%, 4/28/23	750,000	752,143
(ICE LIBOR USD 3 Month + 0.63%), 2.661%, 5/16/23 (k)	700,000	685,169
3.450%, 8/11/23	750,000	750,500
2.200%, 8/16/23	425,000	401,550
2.800%, 5/4/26	750,000	708,731
2.450%, 8/17/26 (x)	1,000,000	920,647
3.250%, 5/16/27	700,000	664,465
3.400%, 1/29/28	500,000	487,401
3.850%, 4/28/28	850,000	850,006
Series 0012 3.650%, 2/4/24	2,100,000	2,116,005
Series G 2.150%, 2/24/20	2,000,000	1,980,380
3.000%, 2/24/25	1,500,000	1,446,086
BGC Partners, Inc.
5.375%, 7/24/23	350,000	350,285
BlackRock, Inc.
4.250%, 5/24/21	1,000,000	1,028,386
3.375%, 6/1/22	500,000	504,610
3.500%, 3/18/24	1,400,000	1,406,027
3.200%, 3/15/27	347,000	338,067
Brookfield Asset Management, Inc.
4.000%, 1/15/25	600,000	585,448
Brookfield Finance LLC
4.000%, 4/1/24	750,000	742,489
Brookfield Finance, Inc.
3.900%, 1/25/28	500,000	471,185
Cboe Global Markets, Inc.
3.650%, 1/12/27	650,000	632,553
Charles Schwab Corp. (The)
4.450%, 7/22/20	850,000	867,244
3.250%, 5/21/21	665,000	665,946
2.650%, 1/25/23	500,000	483,524
3.550%, 2/1/24	650,000	647,331
3.000%, 3/10/25	150,000	144,409
3.850%, 5/21/25	750,000	756,996
3.200%, 3/2/27	500,000	480,282
CME Group, Inc.
3.000%, 9/15/22	500,000	498,187
3.000%, 3/15/25	1,000,000	971,572
3.750%, 6/15/28	350,000	353,752
Credit Suisse AG
5.400%, 1/14/20	2,000,000	2,027,596
4.375%, 8/5/20	2,200,000	2,240,835
3.000%, 10/29/21	850,000	837,423
3.625%, 9/9/24	3,000,000	2,941,778
Deutsche Bank AG
2.700%, 7/13/20	1,000,000	971,351
2.950%, 8/20/20 (x)	750,000	726,592
3.125%, 1/13/21	1,000,000	967,541
3.150%, 1/22/21	1,150,000	1,110,389
3.375%, 5/12/21	500,000	482,824
4.250%, 10/14/21	3,500,000	3,443,481
3.300%, 11/16/22	1,150,000	1,060,057
3.950%, 2/27/23	850,000	797,941
3.700%, 5/30/24	1,500,000	1,361,095
4.100%, 1/13/26	1,000,000	901,769
E*TRADE Financial Corp.
2.950%, 8/24/22	500,000	484,769
3.800%, 8/24/27	250,000	234,755
4.500%, 6/20/28	350,000	344,043
Eaton Vance Corp.
3.625%, 6/15/23	500,000	501,857
3.500%, 4/6/27	250,000	238,980
Franklin Resources, Inc.
2.850%, 3/30/25	1,250,000	1,182,402
FS KKR Capital Corp.
4.250%, 1/15/20	150,000	150,169
Goldman Sachs Bank USA
3.200%, 6/5/20	830,000	827,768
Goldman Sachs Group, Inc. (The)
5.375%, 3/15/20	3,150,000	3,223,323
2.600%, 4/23/20	3,000,000	2,969,311
2.750%, 9/15/20	350,000	346,525
2.600%, 12/27/20	4,000,000	3,918,541
2.875%, 2/25/21	1,000,000	982,545
2.625%, 4/25/21	1,860,000	1,814,178
5.250%, 7/27/21	1,905,000	1,972,941
2.350%, 11/15/21	900,000	867,428
5.750%, 1/24/22	4,400,000	4,604,149
3.000%, 4/26/22	2,085,000	2,026,521
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	2,500,000	2,423,881
3.625%, 1/22/23	2,244,000	2,206,942
3.200%, 2/23/23	2,855,000	2,759,754
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	1,500,000	1,436,006
4.000%, 3/3/24	3,045,000	3,005,382
3.850%, 7/8/24	2,000,000	1,950,153
3.500%, 1/23/25	3,250,000	3,059,626
3.750%, 5/22/25	2,400,000	2,290,264
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	1,830,000	1,713,881
3.750%, 2/25/26	580,000	547,510
3.500%, 11/16/26	1,815,000	1,668,651

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.850%, 1/26/27	$2,240,000	$2,108,185
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	1,000,000	934,891
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	2,000,000	1,926,595
Series D 6.000%, 6/15/20	1,428,000	1,478,650
Intercontinental Exchange, Inc.
2.750%, 12/1/20	610,000	605,902
2.350%, 9/15/22	1,750,000	1,691,093
3.450%, 9/21/23	300,000	300,972
4.000%, 10/15/23	850,000	869,524
3.750%, 12/1/25	610,000	612,018
3.750%, 9/21/28	535,000	532,592
Invesco Finance plc
3.125%, 11/30/22	1,000,000	978,137
Jefferies Group LLC
5.125%, 1/20/23	117,000	119,808
4.850%, 1/15/27	665,000	626,815
Lazard Group LLC
4.250%, 11/14/20 (x)	384,000	389,524
4.500%, 9/19/28	350,000	346,535
Legg Mason, Inc.
4.750%, 3/15/26	250,000	254,671
Moody’s Corp.
5.500%, 9/1/20	500,000	517,919
3.250%, 6/7/21	250,000	249,068
2.750%, 12/15/21	250,000	244,514
4.500%, 9/1/22	31,000	31,801
2.625%, 1/15/23	650,000	621,610
4.875%, 2/15/24	500,000	525,498
Morgan Stanley
5.500%, 1/26/20	250,000	255,574
2.650%, 1/27/20	3,000,000	2,981,437
2.800%, 6/16/20	3,000,000	2,977,728
5.500%, 7/24/20	1,522,000	1,571,484
5.750%, 1/25/21	4,112,000	4,296,355
2.500%, 4/21/21	2,500,000	2,450,521
5.500%, 7/28/21	2,130,000	2,233,402
2.625%, 11/17/21	2,205,000	2,150,289
2.750%, 5/19/22	2,065,000	2,007,808
4.875%, 11/1/22	312,000	321,965
3.125%, 1/23/23	800,000	780,724
3.750%, 2/25/23	3,394,000	3,389,357
4.100%, 5/22/23	2,000,000	2,001,583
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	900,000	893,089
3.700%, 10/23/24	2,000,000	1,966,628
4.000%, 7/23/25	505,000	498,954
5.000%, 11/24/25	3,000,000	3,061,955
3.875%, 1/27/26	3,000,000	2,919,058
3.125%, 7/27/26	3,000,000	2,767,480
3.625%, 1/20/27	4,000,000	3,796,558
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	4,300,000	4,108,294
Series F 3.875%, 4/29/24	2,500,000	2,488,271
Nasdaq, Inc.
5.550%, 1/15/20	894,000	914,329
3.850%, 6/30/26	145,000	139,724
Nomura Holdings, Inc.
6.700%, 3/4/20	959,000	996,319
Northern Trust Corp.
3.450%, 11/4/20	850,000	854,545
3.375%, 8/23/21	375,000	378,418
2.375%, 8/2/22	500,000	485,752
3.650%, 8/3/28	500,000	496,748
(ICE LIBOR USD 3 Month + 1.13%), 3.375%, 5/8/32 (k)	468,000	434,055
Prospect Capital Corp.
5.875%, 3/15/23 (x)	250,000	253,034
S&P Global, Inc.
3.300%, 8/14/20	600,000	601,669
4.000%, 6/15/25	250,000	253,970
Stifel Financial Corp.
4.250%, 7/18/24	700,000	707,441
TD Ameritrade Holding Corp.
2.950%, 4/1/22	250,000	247,549
3.750%, 4/1/24	750,000	760,504
3.625%, 4/1/25	1,000,000	984,700
3.300%, 4/1/27	455,000	431,339
UBS AG
2.350%, 3/26/20	2,750,000	2,720,981

		181,136,411

Consumer Finance (1.9%)
AerCap Ireland Capital DAC
4.625%, 10/30/20	2,350,000	2,365,025
4.500%, 5/15/21	2,150,000	2,154,488
3.950%, 2/1/22	2,700,000	2,650,420
3.500%, 5/26/22	1,030,000	999,253
3.300%, 1/23/23	500,000	474,704
4.125%, 7/3/23	500,000	487,991
3.500%, 1/15/25	600,000	544,756
4.450%, 10/1/25	350,000	332,258
3.650%, 7/21/27	1,000,000	871,090
3.875%, 1/23/28	500,000	438,563
American Express Co.
2.200%, 10/30/20	600,000	588,723
3.375%, 5/17/21	1,150,000	1,151,591
3.700%, 11/5/21	785,000	792,092
2.500%, 8/1/22	3,000,000	2,894,473
2.650%, 12/2/22	1,487,000	1,437,292
3.400%, 2/27/23	2,000,000	1,981,946
3.700%, 8/3/23	1,000,000	1,004,461
3.000%, 10/30/24	750,000	718,305
3.625%, 12/5/24	1,070,000	1,039,995
4.200%, 11/6/25	1,075,000	1,095,793
American Express Credit Corp.
2.375%, 5/26/20	1,750,000	1,730,168
2.250%, 5/5/21	2,000,000	1,953,803
3.300%, 5/3/27	1,150,000	1,113,625
American Honda Finance Corp.
2.000%, 2/14/20	750,000	741,165
3.000%, 6/16/20	500,000	499,607
2.650%, 2/12/21	1,000,000	990,848
1.650%, 7/12/21	1,000,000	962,260
1.700%, 9/9/21	2,400,000	2,304,485
3.375%, 12/10/21	400,000	400,533
2.600%, 11/16/22	650,000	632,890
3.450%, 7/14/23	500,000	500,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.625%, 10/10/23	$500,000	$502,780
2.900%, 2/16/24	500,000	485,554
2.300%, 9/9/26	720,000	652,487
3.500%, 2/15/28 (x)	500,000	490,659
Capital One Financial Corp.
2.500%, 5/12/20	1,987,000	1,959,228
2.400%, 10/30/20	175,000	172,016
3.450%, 4/30/21	1,000,000	998,273
4.750%, 7/15/21	500,000	513,469
3.050%, 3/9/22	600,000	585,760
3.200%, 1/30/23	1,000,000	971,951
3.750%, 4/24/24	1,000,000	976,271
3.300%, 10/30/24	350,000	329,786
4.250%, 4/30/25	850,000	841,565
4.200%, 10/29/25	750,000	714,593
3.750%, 7/28/26	2,000,000	1,832,743
3.750%, 3/9/27	1,150,000	1,068,161
3.800%, 1/31/28	1,000,000	926,338
Caterpillar Financial Services Corp.
2.100%, 1/10/20	385,000	380,875
2.000%, 3/5/20	1,000,000	987,936
2.950%, 5/15/20	500,000	499,298
1.850%, 9/4/20 (x)	500,000	489,868
2.900%, 3/15/21	500,000	498,571
3.150%, 9/7/21	275,000	275,456
1.931%, 10/1/21	1,000,000	966,238
2.850%, 6/1/22	500,000	493,494
2.400%, 6/6/22	1,000,000	974,053
2.550%, 11/29/22	500,000	484,683
2.625%, 3/1/23	1,000,000	969,622
3.450%, 5/15/23	500,000	503,343
3.300%, 6/9/24	1,250,000	1,238,091
3.250%, 12/1/24	500,000	493,764
2.400%, 8/9/26	250,000	229,655
Discover Financial Services
5.200%, 4/27/22	100,000	103,131
3.850%, 11/21/22	1,144,000	1,130,798
3.950%, 11/6/24	250,000	245,375
3.750%, 3/4/25	350,000	332,658
4.100%, 2/9/27	565,000	525,721
Ford Motor Credit Co. LLC
2.681%, 1/9/20	790,000	778,099
2.459%, 3/27/20	1,500,000	1,467,233
2.425%, 6/12/20	645,000	627,020
3.157%, 8/4/20	500,000	489,718
2.343%, 11/2/20	750,000	719,758
3.200%, 1/15/21	750,000	726,755
3.336%, 3/18/21	1,000,000	969,260
3.470%, 4/5/21	245,000	238,002
5.875%, 8/2/21	4,600,000	4,715,556
3.813%, 10/12/21	755,000	732,473
3.219%, 1/9/22	1,500,000	1,413,031
3.339%, 3/28/22	2,000,000	1,891,552
2.979%, 8/3/22	750,000	692,588
4.250%, 9/20/22	2,700,000	2,594,936
4.140%, 2/15/23	750,000	711,343
3.810%, 1/9/24	1,140,000	1,046,332
4.687%, 6/9/25	500,000	465,451
4.134%, 8/4/25	600,000	538,471
4.389%, 1/8/26	2,050,000	1,850,136
3.815%, 11/2/27	750,000	633,564
General Motors Financial Co., Inc.
3.150%, 1/15/20	1,000,000	993,691
2.650%, 4/13/20	625,000	615,393
3.200%, 7/13/20	1,250,000	1,235,640
2.450%, 11/6/20	1,750,000	1,698,516
3.700%, 11/24/20	1,750,000	1,736,802
4.200%, 3/1/21	750,000	749,662
3.550%, 4/9/21	440,000	433,450
3.200%, 7/6/21	2,250,000	2,195,007
4.200%, 11/6/21	750,000	746,322
3.450%, 1/14/22	1,000,000	972,548
3.450%, 4/10/22	2,000,000	1,936,909
3.150%, 6/30/22	225,000	214,788
3.250%, 1/5/23	750,000	710,093
3.700%, 5/9/23	875,000	835,933
4.150%, 6/19/23	500,000	485,277
3.950%, 4/13/24	1,000,000	947,555
3.500%, 11/7/24	1,750,000	1,604,247
4.000%, 1/15/25	2,000,000	1,874,683
4.350%, 4/9/25	575,000	546,408
4.300%, 7/13/25	1,250,000	1,176,460
5.250%, 3/1/26	700,000	687,880
4.000%, 10/6/26	750,000	673,695
4.350%, 1/17/27	835,000	766,070
3.850%, 1/5/28	500,000	437,580
HSBC USA, Inc.
2.350%, 3/5/20	2,000,000	1,979,937
2.750%, 8/7/20	500,000	494,881
5.000%, 9/27/20	650,000	663,531
3.500%, 6/23/24	900,000	881,021
John Deere Capital Corp.
2.050%, 3/10/20	750,000	741,514
1.950%, 6/22/20	95,000	93,437
2.375%, 7/14/20	500,000	494,850
2.350%, 1/8/21	500,000	492,642
2.800%, 3/4/21	1,000,000	993,339
2.875%, 3/12/21	500,000	497,312
3.900%, 7/12/21 (x)	350,000	357,812
3.125%, 9/10/21	400,000	399,655
3.150%, 10/15/21	500,000	500,705
2.650%, 1/6/22	500,000	492,494
2.750%, 3/15/22	1,000,000	985,875
2.150%, 9/8/22	650,000	624,177
2.700%, 1/6/23	500,000	487,102
2.800%, 3/6/23	500,000	487,822
3.450%, 6/7/23	250,000	250,645
3.650%, 10/12/23	500,000	504,139
3.350%, 6/12/24	650,000	646,450
2.650%, 6/24/24	660,000	633,469
3.450%, 3/13/25	1,250,000	1,248,926
3.400%, 9/11/25	350,000	346,310
2.650%, 6/10/26	500,000	469,033
2.800%, 9/8/27 (x)	400,000	375,275
3.050%, 1/6/28	500,000	477,230
Series 0014 2.450%, 9/11/20	200,000	197,918
PACCAR Financial Corp.
1.950%, 2/27/20	210,000	207,368
2.800%, 3/1/21	335,000	333,261
3.100%, 5/10/21	390,000	390,092
3.150%, 8/9/21	350,000	350,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.300%, 8/10/22	$1,000,000	$968,848
3.400%, 8/9/23	350,000	352,769
Synchrony Financial
2.700%, 2/3/20	750,000	737,325
4.250%, 8/15/24	750,000	683,226
4.500%, 7/23/25	500,000	451,941
3.700%, 8/4/26	500,000	425,266
3.950%, 12/1/27	1,500,000	1,262,540
Toyota Motor Credit Corp.
2.200%, 1/10/20	500,000	495,395
2.150%, 3/12/20	3,000,000	2,969,118
1.950%, 4/17/20	500,000	493,103
4.500%, 6/17/20	300,000	306,270
4.250%, 1/11/21	1,300,000	1,331,800
1.900%, 4/8/21	750,000	731,347
2.950%, 4/13/21	375,000	374,308
2.750%, 5/17/21	750,000	743,789
3.400%, 9/15/21	1,050,000	1,057,334
2.600%, 1/11/22	1,000,000	983,145
3.300%, 1/12/22	156,000	156,572
2.800%, 7/13/22	750,000	737,515
2.150%, 9/8/22	850,000	815,065
2.625%, 1/10/23	1,150,000	1,116,343
2.700%, 1/11/23	500,000	486,756
3.450%, 9/20/23	750,000	749,771
2.900%, 4/17/24	500,000	485,646
3.400%, 4/14/25	750,000	745,793
3.050%, 1/11/28	500,000	482,032

		147,514,355

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc.
2.200%, 3/15/21	1,360,000	1,340,401
3.750%, 8/15/21	500,000	509,711
3.400%, 1/31/22	500,000	504,755
3.000%, 2/11/23 (x)	500,000	495,737
2.750%, 3/15/23	1,000,000	979,911
3.125%, 3/15/26	2,395,000	2,323,725
Block Financial LLC
4.125%, 10/1/20	500,000	503,501
5.250%, 10/1/25	500,000	508,963
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	12,385,000	11,944,700
3.373%, 11/15/25	5,000,000	4,426,541
Genpact Luxembourg Sarl
3.700%, 4/1/22 (e)	250,000	246,693
Jefferies Financial Group, Inc.
5.500%, 10/18/23	800,000	810,868
JPMorgan Chase Bank NA
(ICE LIBOR USD 3 Month + 0.28%), 2.604%, 2/1/21 (k)	2,925,000	2,903,945
(ICE LIBOR USD 3 Month + 0.35%), 3.086%, 4/26/21 (k)	1,500,000	1,495,137
National Rural Utilities Cooperative Finance Corp.
2.350%, 6/15/20	1,500,000	1,484,127
2.300%, 11/1/20	250,000	246,254
2.900%, 3/15/21	350,000	348,224
2.400%, 4/25/22	300,000	292,368
2.300%, 9/15/22	250,000	241,226
2.700%, 2/15/23	500,000	487,714
3.400%, 11/15/23	1,000,000	1,007,568
2.950%, 2/7/24	210,000	206,794
3.250%, 11/1/25	250,000	244,387
3.050%, 4/25/27	350,000	336,323
3.400%, 2/7/28	500,000	492,948
3.900%, 11/1/28	250,000	256,678
(ICE LIBOR USD 3 Month + 2.91%), 4.698%, 4/30/43 (k)	350,000	334,250
ORIX Corp.
2.900%, 7/18/22	330,000	321,376
3.250%, 12/4/24	750,000	720,836
3.700%, 7/18/27	400,000	387,302
Private Export Funding Corp.
Series II 2.050%, 11/15/22	1,125,000	1,098,327
Series KK 3.550%, 1/15/24	729,000	757,452
Series LL 2.250%, 3/15/20	2,000,000	1,990,975
Series MM 2.300%, 9/15/20	500,000	497,123
Shell International Finance BV
4.375%, 3/25/20	1,629,000	1,656,814
2.125%, 5/11/20	1,500,000	1,482,459
2.250%, 11/10/20	750,000	740,248
1.875%, 5/10/21	1,500,000	1,460,678
1.750%, 9/12/21	1,000,000	965,943
2.375%, 8/21/22	1,175,000	1,131,024
3.400%, 8/12/23	900,000	907,821
3.500%, 11/13/23	525,000	532,018
3.250%, 5/11/25	2,500,000	2,465,612
2.875%, 5/10/26	1,250,000	1,197,887
2.500%, 9/12/26	1,000,000	932,146
3.875%, 11/13/28	750,000	767,964
Synchrony Bank
3.650%, 5/24/21	750,000	734,939
3.000%, 6/15/22	770,000	720,680
Voya Financial, Inc.
3.125%, 7/15/24	700,000	656,967
3.650%, 6/15/26	625,000	591,508

		57,691,548

Insurance (0.8%)
Aflac, Inc.
4.000%, 2/15/22	500,000	510,958
3.625%, 6/15/23	1,150,000	1,154,124
3.625%, 11/15/24	1,000,000	996,801
Alleghany Corp.
5.625%, 9/15/20	200,000	206,863
Allied World Assurance Co. Holdings Ltd.
4.350%, 10/29/25	250,000	245,002
Allstate Corp. (The) 3.150%, 6/15/23	156,000	154,864
3.280%, 12/15/26	500,000	486,370
Series B (ICE LIBOR USD 3 Month + 2.94%), 5.750%, 8/15/53 (k)	500,000	485,000
Alterra Finance LLC
6.250%, 9/30/20	500,000	520,988
American Financial Group, Inc.
3.500%, 8/15/26	635,000	596,567
American International Group, Inc.
3.375%, 8/15/20	500,000	499,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
6.400%, 12/15/20	$1,100,000	$1,160,579
3.300%, 3/1/21	555,000	553,149
4.875%, 6/1/22	750,000	776,135
3.750%, 7/10/25	1,380,000	1,324,109
3.900%, 4/1/26	2,000,000	1,915,983
4.200%, 4/1/28	375,000	361,716
Aon Corp.
5.000%, 9/30/20	787,000	809,084
4.500%, 12/15/28	650,000	656,480
Aon plc
2.800%, 3/15/21	350,000	345,650
3.500%, 6/14/24	350,000	342,666
3.875%, 12/15/25	600,000	591,606
Arch Capital Finance LLC
4.011%, 12/15/26	500,000	502,567
Assurant, Inc.
4.000%, 3/15/23	300,000	300,279
4.200%, 9/27/23	250,000	249,172
4.900%, 3/27/28	250,000	250,256
Assured Guaranty US Holdings, Inc.
5.000%, 7/1/24	500,000	515,640
Athene Holding Ltd.
4.125%, 1/12/28	750,000	678,533
AXIS Specialty Finance LLC
5.875%, 6/1/20	700,000	720,193
AXIS Specialty Finance plc
4.000%, 12/6/27	500,000	478,408
Berkshire Hathaway Finance Corp.
4.250%, 1/15/21	1,175,000	1,204,593
3.000%, 5/15/22	656,000	654,003
Brighthouse Financial, Inc.
3.700%, 6/22/27	2,000,000	1,692,645
Brown & Brown, Inc.
4.200%, 9/15/24	350,000	346,421
Chubb INA Holdings, Inc.
2.300%, 11/3/20	665,000	656,377
3.350%, 5/15/24	600,000	596,246
3.150%, 3/15/25	1,000,000	977,285
3.350%, 5/3/26	410,000	400,516
CNA Financial Corp.
5.875%, 8/15/20	902,000	935,011
4.500%, 3/1/26	500,000	503,186
3.450%, 8/15/27	500,000	464,903
Enstar Group Ltd.
4.500%, 3/10/22	250,000	251,715
Fairfax Financial Holdings Ltd.
4.850%, 4/17/28§	250,000	239,792
Fidelity National Financial, Inc.
5.500%, 9/1/22	500,000	528,704
4.500%, 8/15/28§	475,000	466,797
First American Financial Corp.
4.600%, 11/15/24	500,000	508,364
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	750,000	734,046
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20	900,000	923,103
5.125%, 4/15/22	250,000	261,759
Kemper Corp.
4.350%, 2/15/25	355,000	350,574
Lincoln National Corp.
6.250%, 2/15/20	485,000	500,300
4.850%, 6/24/21	334,000	346,032
4.000%, 9/1/23	215,000	217,945
3.625%, 12/12/26	500,000	477,668
Loews Corp.
2.625%, 5/15/23	900,000	867,274
3.750%, 4/1/26	300,000	295,706
Manulife Financial Corp.
4.150%, 3/4/26	1,000,000	1,013,075
(USD ICE Swap Rate 5 Year + 1.65%), 4.061%, 2/24/32 (k)	750,000	698,839
Markel Corp.
3.500%, 11/1/27	350,000	328,604
Marsh & McLennan Cos., Inc.
4.800%, 7/15/21	600,000	621,291
2.750%, 1/30/22	915,000	897,330
3.500%, 6/3/24	1,000,000	983,991
Mercury General Corp.
4.400%, 3/15/27	300,000	289,658
MetLife, Inc.
4.750%, 2/8/21	503,000	517,709
3.048%, 12/15/22 (e)	1,000,000	984,891
3.600%, 4/10/24	500,000	501,979
3.000%, 3/1/25	500,000	478,810
3.600%, 11/13/25	1,300,000	1,276,294
Series D 4.368%, 9/15/23 (e)	667,000	696,666
Old Republic International Corp.
4.875%, 10/1/24	400,000	413,966
3.875%, 8/26/26	500,000	475,745
PartnerRe Finance B LLC
5.500%, 6/1/20	454,000	467,241
Principal Financial Group, Inc.
3.100%, 11/15/26	350,000	328,798
(ICE LIBOR USD 3 Month + 3.04%), 4.700%, 5/15/55 (k)	300,000	291,000
Progressive Corp. (The)
3.750%, 8/23/21	219,000	221,565
Prudential Financial, Inc.
5.375%, 6/21/20	1,100,000	1,133,936
4.500%, 11/16/21	1,000,000	1,031,576
3.878%, 3/27/28	1,000,000	996,193
(ICE LIBOR USD 3 Month + 3.92%), 5.625%, 6/15/43 (k)	1,000,000	985,000
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)(x)	1,075,000	913,750
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	1,500,000	1,372,500
Reinsurance Group of America, Inc.
5.000%, 6/1/21	60,000	62,250
4.700%, 9/15/23	1,000,000	1,039,322
RenaissanceRe Finance, Inc.
3.700%, 4/1/25	250,000	244,492
3.450%, 7/1/27	195,000	185,246
Sompo International Holdings Ltd.
4.700%, 10/15/22	250,000	254,809
Torchmark Corp.
3.800%, 9/15/22	250,000	251,483
4.550%, 9/15/28	500,000	504,096
Trinity Acquisition plc
3.500%, 9/15/21	250,000	248,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.400%, 3/15/26	$250,000	$249,274
Unum Group
5.625%, 9/15/20	500,000	514,961
3.000%, 5/15/21	160,000	157,270
4.000%, 3/15/24	300,000	298,173
Willis North America, Inc.
3.600%, 5/15/24	550,000	537,332
4.500%, 9/15/28	500,000	490,680
Willis Towers Watson plc
5.750%, 3/15/21	500,000	522,469
WR Berkley Corp.
5.375%, 9/15/20	100,000	103,168
4.625%, 3/15/22	750,000	775,971

		58,150,658

Thrifts & Mortgage Finance (0.0%)
BPCE SA
2.250%, 1/27/20	500,000	494,046
2.650%, 2/3/21	750,000	737,124
2.750%, 12/2/21	500,000	487,358
4.000%, 4/15/24	1,250,000	1,258,419
3.375%, 12/2/26	500,000	475,254

		3,452,201

Total Financials		1,170,138,689

Health Care (3.5%)
Biotechnology (0.7%)
AbbVie, Inc.
2.500%, 5/14/20	3,500,000	3,463,516
2.300%, 5/14/21	1,450,000	1,414,779
3.375%, 11/14/21	415,000	414,052
2.900%, 11/6/22	2,519,000	2,450,991
3.200%, 11/6/22	1,000,000	985,614
2.850%, 5/14/23	1,000,000	963,054
3.750%, 11/14/23	700,000	695,522
3.600%, 5/14/25	3,000,000	2,877,118
3.200%, 5/14/26	1,500,000	1,391,255
Amgen, Inc.
4.500%, 3/15/20	315,000	319,941
2.125%, 5/1/20	250,000	246,697
2.200%, 5/11/20	1,100,000	1,085,344
3.450%, 10/1/20	1,312,000	1,317,084
4.100%, 6/15/21	1,000,000	1,020,463
1.850%, 8/19/21	500,000	482,035
2.700%, 5/1/22	500,000	488,053
2.650%, 5/11/22	600,000	586,439
3.625%, 5/15/22	1,094,000	1,102,592
2.250%, 8/19/23 (x)	1,150,000	1,085,881
3.625%, 5/22/24	1,750,000	1,744,125
3.125%, 5/1/25	250,000	239,411
2.600%, 8/19/26	1,150,000	1,044,595
3.200%, 11/2/27	1,250,000	1,176,104
Baxalta, Inc.
2.875%, 6/23/20	239,000	237,211
4.000%, 6/23/25	239,000	235,555
Biogen, Inc.
2.900%, 9/15/20	1,000,000	992,510
3.625%, 9/15/22	570,000	571,720
4.050%, 9/15/25	570,000	567,703
Celgene Corp.
2.875%, 8/15/20	1,000,000	992,190
3.950%, 10/15/20	1,031,000	1,040,262
2.875%, 2/19/21	230,000	227,127
3.250%, 8/15/22	850,000	834,213
3.550%, 8/15/22	1,000,000	992,837
2.750%, 2/15/23	500,000	478,079
3.250%, 2/20/23	1,250,000	1,218,168
4.000%, 8/15/23	850,000	851,972
3.625%, 5/15/24	2,000,000	1,949,526
3.875%, 8/15/25	1,000,000	962,743
3.450%, 11/15/27	750,000	680,270
3.900%, 2/20/28	1,250,000	1,171,994
Gilead Sciences, Inc.
2.350%, 2/1/20	380,000	377,578
2.550%, 9/1/20	2,250,000	2,230,394
4.400%, 12/1/21	2,187,000	2,255,381
1.950%, 3/1/22	255,000	245,436
3.250%, 9/1/22	835,000	831,969
2.500%, 9/1/23	755,000	727,150
3.700%, 4/1/24	1,000,000	997,422
3.650%, 3/1/26	2,500,000	2,451,282

		50,715,357

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories
2.800%, 9/15/20	650,000	645,134
2.900%, 11/30/21	1,650,000	1,630,659
2.550%, 3/15/22	750,000	730,375
3.400%, 11/30/23	1,224,000	1,220,067
2.950%, 3/15/25	1,000,000	953,745
3.875%, 9/15/25	490,000	496,226
3.750%, 11/30/26	1,978,000	1,953,009
Baxter International, Inc.
1.700%, 8/15/21	500,000	479,099
2.600%, 8/15/26	500,000	457,467
Becton Dickinson and Co.
2.404%, 6/5/20	435,000	428,774
3.250%, 11/12/20	1,300,000	1,292,919
2.894%, 6/6/22	1,000,000	968,410
3.363%, 6/6/24	1,000,000	959,968
3.734%, 12/15/24	1,857,000	1,807,853
3.700%, 6/6/27	2,250,000	2,129,625
Boston Scientific Corp.
6.000%, 1/15/20	1,100,000	1,126,572
2.850%, 5/15/20	250,000	247,922
3.375%, 5/15/22	250,000	249,598
3.850%, 5/15/25	750,000	742,752
Covidien International Finance SA
4.200%, 6/15/20	700,000	711,080
Danaher Corp.
2.400%, 9/15/20	500,000	495,789
3.350%, 9/15/25	310,000	303,083
Edwards Lifesciences Corp.
4.300%, 6/15/28	750,000	759,005
Medtronic, Inc.
2.500%, 3/15/20	1,170,000	1,163,282
4.125%, 3/15/21	500,000	510,225
3.125%, 3/15/22	150,000	149,495
3.150%, 3/15/22	2,000,000	1,993,492
2.750%, 4/1/23	769,000	753,439
3.625%, 3/15/24	1,000,000	1,008,990
3.500%, 3/15/25	3,000,000	2,991,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Stryker Corp.
4.375%, 1/15/20	$269,000	$273,294
2.625%, 3/15/21	750,000	739,013
3.375%, 11/1/25	2,000,000	1,920,866
3.500%, 3/15/26	375,000	361,608
3.650%, 3/7/28	600,000	578,041
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20	1,100,000	1,087,919
3.375%, 11/30/21	500,000	496,700
3.150%, 4/1/22	750,000	734,359
3.700%, 3/19/23	575,000	567,611
3.550%, 4/1/25	1,075,000	1,024,232

		37,143,160

Health Care Providers & Services (1.2%)
Advocate Health & Hospitals Corp.
3.829%, 8/15/28	100,000	103,036
Aetna, Inc.
2.750%, 11/15/22	1,000,000	956,511
2.800%, 6/15/23	675,000	642,734
3.500%, 11/15/24	500,000	482,792
AmerisourceBergen Corp.
3.400%, 5/15/24	600,000	583,834
3.450%, 12/15/27	400,000	372,579
Anthem, Inc.
4.350%, 8/15/20	1,200,000	1,220,672
2.500%, 11/21/20	235,000	231,953
3.125%, 5/15/22	500,000	492,744
2.950%, 12/1/22	800,000	779,640
3.300%, 1/15/23	150,000	147,548
3.500%, 8/15/24	1,000,000	992,075
3.350%, 12/1/24	500,000	483,466
3.650%, 12/1/27	715,000	686,260
4.101%, 3/1/28	3,000,000	2,948,617
Cardinal Health, Inc.
4.625%, 12/15/20	1,000,000	1,025,027
2.616%, 6/15/22	800,000	772,447
3.200%, 3/15/23	1,000,000	969,104
3.079%, 6/15/24	500,000	470,874
3.410%, 6/15/27	1,250,000	1,137,406
Cigna Corp.
3.200%, 9/17/20§	1,150,000	1,145,009
3.400%, 9/17/21§	600,000	597,897
3.750%, 7/15/23§	1,500,000	1,494,816
4.125%, 11/15/25§	525,000	523,405
4.375%, 10/15/28§	1,340,000	1,346,893
Cigna Holding Co.
5.125%, 6/15/20	682,000	698,943
4.500%, 3/15/21	406,000	414,873
4.000%, 2/15/22	500,000	505,535
3.250%, 4/15/25	1,000,000	949,941
Coventry Health Care, Inc.
5.450%, 6/15/21	650,000	672,750
CVS Health Corp.
3.125%, 3/9/20	2,225,000	2,220,283
2.800%, 7/20/20	2,000,000	1,982,035
3.350%, 3/9/21	4,210,000	4,191,500
2.125%, 6/1/21	1,000,000	966,238
3.500%, 7/20/22	1,650,000	1,632,405
2.750%, 12/1/22	2,000,000	1,917,200
3.700%, 3/9/23	5,310,000	5,267,939
4.000%, 12/5/23	1,100,000	1,104,777
4.100%, 3/25/25	4,000,000	3,975,518
3.875%, 7/20/25	2,400,000	2,331,271
2.875%, 6/1/26	1,500,000	1,365,000
4.300%, 3/25/28	5,665,000	5,532,526
Express Scripts Holding Co.
2.600%, 11/30/20	750,000	739,608
3.300%, 2/25/21	200,000	199,595
4.750%, 11/15/21	1,350,000	1,393,297
3.900%, 2/15/22	2,156,000	2,173,237
3.050%, 11/30/22	775,000	754,308
3.000%, 7/15/23	1,050,000	1,010,119
3.500%, 6/15/24	1,000,000	974,132
4.500%, 2/25/26	750,000	763,480
Humana, Inc.
2.500%, 12/15/20	175,000	172,207
2.900%, 12/15/22	350,000	339,372
3.950%, 3/15/27	375,000	366,350
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	355,867
3.150%, 5/1/27	375,000	364,643
Laboratory Corp. of America Holdings
4.625%, 11/15/20	1,600,000	1,634,041
3.750%, 8/23/22	56,000	56,351
4.000%, 11/1/23	500,000	505,812
3.250%, 9/1/24	750,000	711,509
McKesson Corp.
3.650%, 11/30/20	350,000	351,570
2.850%, 3/15/23	1,200,000	1,159,545
3.796%, 3/15/24	1,000,000	990,291
3.950%, 2/16/28	305,000	293,099
4.750%, 5/30/29	350,000	354,127
Medco Health Solutions, Inc.
4.125%, 9/15/20	275,000	278,078
Mercy Health
Series 2018 4.302%, 7/1/28	125,000	127,872
Providence St Joseph Health Obligated Group
Series H 2.746%, 10/1/26	400,000	370,328
Quest Diagnostics, Inc.
2.500%, 3/30/20	400,000	396,555
4.700%, 4/1/21	100,000	102,886
3.500%, 3/30/25	400,000	388,604
3.450%, 6/1/26	775,000	748,071
SSM Health Care Corp.
Series 2018 3.688%, 6/1/23	750,000	756,633
Toledo Hospital (The)
Series B 5.325%, 11/15/28	300,000	304,104
UnitedHealth Group, Inc.
2.700%, 7/15/20	1,875,000	1,866,134
1.950%, 10/15/20	500,000	490,883
4.700%, 2/15/21	850,000	874,745
2.125%, 3/15/21	500,000	490,116
3.150%, 6/15/21	750,000	751,261
2.875%, 3/15/22	500,000	495,644
3.350%, 7/15/22	1,000,000	1,005,508
2.375%, 10/15/22	750,000	726,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.750%, 2/15/23	$1,000,000	$978,090
2.875%, 3/15/23	600,000	589,250
3.500%, 6/15/23	650,000	653,684
3.500%, 2/15/24	200,000	201,174
3.750%, 7/15/25	2,000,000	2,018,204
3.700%, 12/15/25	200,000	200,982
3.100%, 3/15/26	500,000	484,642
3.450%, 1/15/27	750,000	744,305
2.950%, 10/15/27	1,000,000	948,844
3.850%, 6/15/28	1,000,000	1,012,114
3.875%, 12/15/28	250,000	253,133

		90,256,566

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	600,000	616,202
3.875%, 7/15/23	1,094,000	1,098,614
Life Technologies Corp.
6.000%, 3/1/20	1,100,000	1,130,097
5.000%, 1/15/21	125,000	128,662
Thermo Fisher Scientific, Inc.
4.700%, 5/1/20	100,000	102,240
4.500%, 3/1/21	1,000,000	1,022,308
3.600%, 8/15/21	265,000	265,933
3.300%, 2/15/22	875,000	871,804
3.150%, 1/15/23	1,000,000	979,056
3.000%, 4/15/23	355,000	346,007
4.150%, 2/1/24	1,000,000	1,013,521
3.650%, 12/15/25	500,000	493,098
2.950%, 9/19/26	245,000	228,836
3.200%, 8/15/27	1,000,000	934,700

		9,231,078

Pharmaceuticals (1.0%)
Allergan Finance LLC
3.250%, 10/1/22	1,300,000	1,267,513
Allergan Funding SCS
3.000%, 3/12/20	2,400,000	2,390,495
3.450%, 3/15/22	2,440,000	2,400,280
3.850%, 6/15/24	1,250,000	1,232,416
3.800%, 3/15/25	3,125,000	3,050,992
Allergan, Inc.
3.375%, 9/15/20	1,000,000	997,690
2.800%, 3/15/23	400,000	384,839
AstraZeneca plc
2.375%, 11/16/20	1,500,000	1,472,448
2.375%, 6/12/22	1,000,000	960,708
3.500%, 8/17/23	350,000	345,291
3.375%, 11/16/25	1,500,000	1,447,169
3.125%, 6/12/27	1,150,000	1,070,389
Bristol-Myers Squibb Co.
2.000%, 8/1/22	656,000	631,007
3.250%, 2/27/27 (x)	750,000	731,324
Eli Lilly & Co.
2.350%, 5/15/22	250,000	245,966
2.750%, 6/1/25	1,500,000	1,451,335
3.100%, 5/15/27	622,000	604,664
GlaxoSmithKline Capital plc
3.125%, 5/14/21	355,000	356,001
2.850%, 5/8/22	2,000,000	1,975,166
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	1,156,000	1,137,662
3.375%, 5/15/23	500,000	502,714
3.625%, 5/15/25	280,000	281,441
3.875%, 5/15/28	500,000	507,874
Johnson & Johnson
1.950%, 11/10/20	250,000	246,694
1.650%, 3/1/21	750,000	732,426
3.550%, 5/15/21 (x)	500,000	508,874
2.450%, 12/5/21	1,250,000	1,235,868
2.250%, 3/3/22	1,500,000	1,469,440
2.050%, 3/1/23	750,000	722,775
3.375%, 12/5/23	500,000	512,809
2.625%, 1/15/25	750,000	720,815
2.450%, 3/1/26	750,000	705,216
2.950%, 3/3/27	2,000,000	1,924,672
Merck & Co., Inc.
1.850%, 2/10/20	1,000,000	990,748
3.875%, 1/15/21	1,000,000	1,021,614
2.350%, 2/10/22	1,000,000	979,914
2.400%, 9/15/22	1,200,000	1,171,364
2.800%, 5/18/23	1,700,000	1,675,572
2.750%, 2/10/25	1,000,000	967,887
Mylan NV
3.750%, 12/15/20	750,000	749,907
3.150%, 6/15/21	1,750,000	1,714,653
3.950%, 6/15/26	1,750,000	1,578,408
Mylan, Inc.
4.550%, 4/15/28§	500,000	465,748
Novartis Capital Corp.
1.800%, 2/14/20	405,000	400,485
4.400%, 4/24/20	100,000	101,981
2.400%, 5/17/22	750,000	733,387
2.400%, 9/21/22	1,200,000	1,171,783
3.400%, 5/6/24	1,000,000	1,004,957
3.000%, 11/20/25	1,500,000	1,452,151
3.100%, 5/17/27	3,000,000	2,909,967
Perrigo Finance Unlimited Co.
4.375%, 3/15/26	700,000	646,068
Pfizer, Inc.
1.950%, 6/3/21	1,250,000	1,224,758
3.000%, 9/15/21	375,000	376,177
2.200%, 12/15/21	750,000	735,318
3.000%, 6/15/23	1,000,000	996,946
3.200%, 9/15/23	750,000	748,813
3.400%, 5/15/24	1,500,000	1,507,623
2.750%, 6/3/26	1,000,000	956,266
3.000%, 12/15/26	1,500,000	1,453,553
3.600%, 9/15/28	1,350,000	1,351,072
Sanofi
4.000%, 3/29/21	2,106,000	2,150,489
3.375%, 6/19/23	750,000	755,074
3.625%, 6/19/28	750,000	751,118
Shire Acquisitions Investments Ireland DAC
2.400%, 9/23/21	2,500,000	2,416,149
2.875%, 9/23/23	2,250,000	2,124,714
3.200%, 9/23/26	2,450,000	2,210,789
Takeda Pharmaceutical Co. Ltd.
3.800%, 11/26/20§	300,000	301,987
4.000%, 11/26/21§	515,000	521,659
4.400%, 11/26/23§	1,000,000	1,009,691
5.000%, 11/26/28§	1,000,000	1,019,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Zoetis, Inc.
3.450%, 11/13/20	$250,000	$250,736
3.250%, 8/20/21	115,000	114,681
3.250%, 2/1/23	1,185,000	1,167,542
4.500%, 11/13/25	750,000	781,124
3.000%, 9/12/27	500,000	463,244
3.900%, 8/20/28	350,000	347,695

		79,697,963

Total Health Care		267,044,124

Industrials (2.1%)
Aerospace & Defense (0.6%)
Boeing Co. (The)
1.650%, 10/30/20 (x)	600,000	587,158
2.125%, 3/1/22	250,000	243,021
2.800%, 3/1/23	1,000,000	983,521
1.875%, 6/15/23	300,000	283,287
2.850%, 10/30/24	300,000	292,966
2.600%, 10/30/25 (x)	650,000	616,834
2.250%, 6/15/26	300,000	277,137
3.450%, 11/1/28	300,000	296,907
Embraer Netherlands Finance BV
5.050%, 6/15/25	1,750,000	1,767,500
Embraer Overseas Ltd.
5.696%, 9/16/23§	1,750,000	1,820,000
General Dynamics Corp.
2.875%, 5/11/20	750,000	749,994
3.000%, 5/11/21	625,000	625,044
3.875%, 7/15/21	562,000	573,138
2.250%, 11/15/22	1,094,000	1,066,585
3.375%, 5/15/23	625,000	628,807
1.875%, 8/15/23	650,000	614,452
2.375%, 11/15/24	500,000	473,613
3.500%, 5/15/25	750,000	750,619
2.125%, 8/15/26	750,000	674,880
3.750%, 5/15/28	805,000	812,273
Harris Corp.
2.700%, 4/27/20	100,000	99,124
3.832%, 4/27/25	200,000	195,781
4.400%, 6/15/28	750,000	746,264
Hexcel Corp.
4.700%, 8/15/25	150,000	155,208
3.950%, 2/15/27	350,000	340,384
L3 Technologies, Inc.
4.950%, 2/15/21	1,194,000	1,228,264
3.850%, 6/15/23	535,000	536,649
3.950%, 5/28/24	206,000	206,596
3.850%, 12/15/26	245,000	238,456
4.400%, 6/15/28	1,000,000	1,001,904
Lockheed Martin Corp.
2.500%, 11/23/20	1,000,000	989,528
3.350%, 9/15/21	500,000	503,384
3.100%, 1/15/23	500,000	496,366
2.900%, 3/1/25	250,000	239,933
3.550%, 1/15/26	1,250,000	1,242,686
Northrop Grumman Corp.
2.080%, 10/15/20	810,000	795,675
3.500%, 3/15/21	31,000	31,244
2.550%, 10/15/22	1,250,000	1,211,952
3.250%, 8/1/23	2,100,000	2,058,390
2.930%, 1/15/25	1,000,000	947,892
3.250%, 1/15/28	1,500,000	1,397,780
Precision Castparts Corp.
2.250%, 6/15/20	750,000	742,590
2.500%, 1/15/23	562,000	546,379
3.250%, 6/15/25	750,000	736,064
Raytheon Co.
4.400%, 2/15/20	1,069,000	1,085,494
3.125%, 10/15/20	1,156,000	1,159,977
2.500%, 12/15/22	500,000	487,867
Rockwell Collins, Inc.
2.800%, 3/15/22	1,000,000	974,855
3.200%, 3/15/24	1,000,000	969,999
3.500%, 3/15/27	715,000	677,933
Spirit AeroSystems, Inc.
3.950%, 6/15/23	500,000	496,894
3.850%, 6/15/26	375,000	344,817
4.600%, 6/15/28	500,000	476,558
Textron, Inc.
3.875%, 3/1/25	285,000	279,324
4.000%, 3/15/26	175,000	171,065
3.650%, 3/15/27	250,000	237,085
United Technologies Corp.
4.500%, 4/15/20	1,275,000	1,294,285
1.900%, 5/4/20	750,000	736,268
3.350%, 8/16/21	305,000	303,792
1.950%, 11/1/21	750,000	717,849
2.300%, 5/4/22	750,000	718,832
3.100%, 6/1/22	1,844,000	1,812,478
3.650%, 8/16/23	560,000	556,238
2.800%, 5/4/24	500,000	474,041
3.950%, 8/16/25	375,000	373,975
2.650%, 11/1/26	415,000	374,839
3.125%, 5/4/27	1,250,000	1,160,413

		46,711,107

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.
4.200%, 4/15/28	500,000	501,313
FedEx Corp.
2.300%, 2/1/20	500,000	496,032
2.625%, 8/1/22	276,000	268,744
4.000%, 1/15/24	450,000	459,584
3.200%, 2/1/25	750,000	723,628
3.250%, 4/1/26	500,000	475,438
3.300%, 3/15/27	500,000	472,160
3.400%, 2/15/28	500,000	473,884
4.200%, 10/17/28 (x)	500,000	495,629
United Parcel Service, Inc.
3.125%, 1/15/21	1,675,000	1,687,314
2.050%, 4/1/21	500,000	491,521
2.350%, 5/16/22	600,000	585,177
2.450%, 10/1/22	1,000,000	975,507
2.500%, 4/1/23	750,000	728,192
2.800%, 11/15/24	500,000	486,602
3.050%, 11/15/27 (x)	750,000	714,273

		10,034,998

Airlines (0.1%)
Delta Air Lines, Inc.
2.875%, 3/13/20	435,000	431,750
2.600%, 12/4/20	525,000	514,658
3.400%, 4/19/21	225,000	223,043

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.625%, 3/15/22	$700,000	$683,752
3.800%, 4/19/23	495,000	485,858
4.375%, 4/19/28	500,000	473,927
Southwest Airlines Co.
2.650%, 11/5/20	250,000	247,322
2.750%, 11/16/22	250,000	244,158
3.000%, 11/15/26	250,000	231,841
3.450%, 11/16/27	250,000	236,784

		3,773,093

Building Products (0.1%)
Fortune Brands Home & Security, Inc.
3.000%, 6/15/20	300,000	297,626
4.000%, 9/21/23	500,000	498,621
4.000%, 6/15/25	350,000	347,149
Johnson Controls International plc
5.000%, 3/30/20	919,000	937,605
4.250%, 3/1/21	680,000	692,573
3.625%, 7/2/24 (e)	214,000	210,140
Lennox International, Inc.
3.000%, 11/15/23	175,000	164,705
Masco Corp.
3.500%, 4/1/21	1,065,000	1,055,767
4.375%, 4/1/26	810,000	808,851
Owens Corning
4.200%, 12/15/22	1,000,000	990,810
4.200%, 12/1/24	300,000	295,504
3.400%, 8/15/26	285,000	259,473

		6,558,824

Commercial Services & Supplies (0.1%)
RELX Capital, Inc.
3.500%, 3/16/23	925,000	911,321
Republic Services, Inc.
5.000%, 3/1/20	600,000	611,553
5.250%, 11/15/21	406,000	429,573
3.550%, 6/1/22	1,000,000	1,003,500
4.750%, 5/15/23	1,000,000	1,047,129
3.375%, 11/15/27	275,000	263,509
3.950%, 5/15/28	750,000	752,020
Waste Management, Inc.
4.750%, 6/30/20	300,000	306,483
4.600%, 3/1/21	500,000	511,079
2.900%, 9/15/22	500,000	491,591
3.500%, 5/15/24	500,000	500,516
3.125%, 3/1/25	1,000,000	971,374
3.150%, 11/15/27	750,000	716,613

		8,516,261

Construction & Engineering (0.0%)
Fluor Corp.
3.500%, 12/15/24	900,000	874,516
4.250%, 9/15/28	500,000	483,310

		1,357,826

Electrical Equipment (0.1%)
ABB Finance USA, Inc.
2.800%, 4/3/20	225,000	224,162
2.875%, 5/8/22	1,306,000	1,284,219
3.375%, 4/3/23	500,000	498,083
3.800%, 4/3/28	500,000	504,228
Eaton Corp.
2.750%, 11/2/22	1,531,000	1,482,731
3.103%, 9/15/27	500,000	472,712
Emerson Electric Co.
2.625%, 12/1/21	450,000	443,527
2.625%, 2/15/23	256,000	249,554
3.150%, 6/1/25	350,000	343,539
Hubbell, Inc.
3.350%, 3/1/26	750,000	710,242
3.150%, 8/15/27	150,000	137,086
3.500%, 2/15/28	500,000	464,731
Rockwell Automation, Inc.
2.050%, 3/1/20	500,000	494,100
2.875%, 3/1/25	500,000	482,330

		7,791,244

Industrial Conglomerates (0.2%)
3M Co.
2.000%, 8/7/20	500,000	493,762
3.000%, 9/14/21	235,000	236,588
1.625%, 9/19/21	500,000	485,563
2.000%, 6/26/22	1,000,000	969,752
2.250%, 3/15/23	355,000	342,961
3.250%, 2/14/24	500,000	500,322
3.000%, 8/7/25	750,000	730,822
2.250%, 9/19/26	500,000	462,629
2.875%, 10/15/27	500,000	478,952
3.625%, 9/14/28	500,000	508,769
Carlisle Cos., Inc.
3.500%, 12/1/24	530,000	506,587
General Electric Co.
2.700%, 10/9/22	3,375,000	3,127,677
Honeywell International, Inc.
4.250%, 3/1/21	500,000	512,491
1.850%, 11/1/21	1,000,000	966,566
2.500%, 11/1/26	1,000,000	928,685
Ingersoll-Rand Global Holding Co. Ltd.
2.900%, 2/21/21	1,000,000	991,236
Ingersoll-Rand Luxembourg Finance SA
2.625%, 5/1/20	500,000	495,611
Roper Technologies, Inc.
3.000%, 12/15/20	250,000	248,992
2.800%, 12/15/21	250,000	245,136
3.125%, 11/15/22	625,000	616,363
3.650%, 9/15/23	1,000,000	998,766
3.850%, 12/15/25	125,000	125,415
3.800%, 12/15/26	285,000	276,060

		15,249,705

Machinery (0.3%)
Caterpillar Financial Services Corp.
3.350%, 12/7/20	300,000	301,194
3.650%, 12/7/23	250,000	252,893
Caterpillar, Inc.
3.900%, 5/27/21	1,000,000	1,017,321
2.600%, 6/26/22	844,000	822,399
3.400%, 5/15/24	715,000	717,292
CNH Industrial Capital LLC
4.375%, 11/6/20	470,000	472,629
4.875%, 4/1/21	385,000	391,445
3.875%, 10/15/21	310,000	307,721
4.375%, 4/5/22	385,000	385,897

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.200%, 1/15/24	$700,000	$692,064
CNH Industrial NV
3.850%, 11/15/27	655,000	601,775
Crane Co.
4.450%, 12/15/23	400,000	411,375
Cummins, Inc.
3.650%, 10/1/23	500,000	509,259
Deere & Co.
2.600%, 6/8/22	1,312,000	1,284,276
Dover Corp.
4.300%, 3/1/21	656,000	671,807
3.150%, 11/15/25	250,000	241,307
Flowserve Corp.
4.000%, 11/15/23	700,000	696,799
Fortive Corp.
2.350%, 6/15/21	500,000	488,629
3.150%, 6/15/26	1,500,000	1,419,009
IDEX Corp.
4.200%, 12/15/21	300,000	304,439
Illinois Tool Works, Inc.
3.375%, 9/15/21	300,000	301,986
3.500%, 3/1/24	1,000,000	1,011,840
2.650%, 11/15/26	950,000	882,904
Kennametal, Inc.
3.875%, 2/15/22	560,000	562,095
4.625%, 6/15/28	250,000	245,679
Nvent Finance Sarl
3.950%, 4/15/23	500,000	495,066
Oshkosh Corp.
4.600%, 5/15/28	250,000	247,184
Pall Corp.
5.000%, 6/15/20	300,000	308,300
Parker-Hannifin Corp.
3.300%, 11/21/24	600,000	590,943
Stanley Black & Decker, Inc.
2.900%, 11/1/22	994,000	973,187
4.250%, 11/15/28	350,000	358,042
Wabtec Corp.
4.150%, 3/15/24	750,000	728,638
3.450%, 11/15/26	500,000	449,630
4.700%, 9/15/28	750,000	705,575
Xylem, Inc.
3.250%, 11/1/26	570,000	541,678

		20,392,277

Professional Services (0.0%)
Equifax, Inc.
2.300%, 6/1/21	300,000	290,535
3.600%, 8/15/21	180,000	179,373
3.300%, 12/15/22	461,000	449,657
3.950%, 6/15/23	100,000	99,395
IHS Markit Ltd.
4.125%, 8/1/23	350,000	346,178
Thomson Reuters Corp.
4.300%, 11/23/23	500,000	509,847
3.350%, 5/15/26	570,000	531,609
Verisk Analytics, Inc.
5.800%, 5/1/21	600,000	630,314
4.000%, 6/15/25	400,000	399,400

		3,436,308

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
3.050%, 3/15/22	2,156,000	2,151,663
3.850%, 9/1/23	750,000	768,671
3.750%, 4/1/24	250,000	254,942
3.400%, 9/1/24	500,000	500,551
3.000%, 4/1/25	750,000	730,629
3.650%, 9/1/25	500,000	504,186
3.250%, 6/15/27 (x)	400,000	392,599
Canadian National Railway Co.
2.400%, 2/3/20	290,000	288,268
2.950%, 11/21/24	250,000	245,791
Canadian Pacific Railway Co.
2.900%, 2/1/25	1,000,000	952,903
CSX Corp. 3.700%, 10/30/20	200,000	201,209
4.250%, 6/1/21	500,000	510,713
3.700%, 11/1/23	1,000,000	1,013,851
3.350%, 11/1/25	500,000	481,793
2.600%, 11/1/26	750,000	679,164
3.250%, 6/1/27	550,000	519,172
JB Hunt Transport Services, Inc.
3.300%, 8/15/22	300,000	297,036
Kansas City Southern
3.000%, 5/15/23	121,000	117,514
Norfolk Southern Corp.
2.903%, 2/15/23	1,150,000	1,124,137
3.650%, 8/1/25	1,000,000	999,758
2.900%, 6/15/26	500,000	472,684
3.150%, 6/1/27	365,000	346,764
3.800%, 8/1/28	600,000	595,194
Ryder System, Inc.
2.500%, 5/11/20	1,000,000	988,428
2.875%, 9/1/20	250,000	248,067
3.500%, 6/1/21	160,000	159,891
2.250%, 9/1/21	150,000	144,906
3.450%, 11/15/21	250,000	248,626
2.800%, 3/1/22	150,000	146,020
2.500%, 9/1/22	190,000	181,853
3.400%, 3/1/23	650,000	640,950
3.750%, 6/9/23	500,000	498,335
3.875%, 12/1/23	250,000	250,134
Union Pacific Corp.
2.250%, 6/19/20	250,000	246,825
4.000%, 2/1/21	170,000	172,546
3.200%, 6/8/21	500,000	500,491
2.950%, 1/15/23	500,000	492,689
2.750%, 4/15/23	1,000,000	974,525
3.500%, 6/8/23	750,000	752,240
3.646%, 2/15/24	500,000	501,845
3.750%, 7/15/25	625,000	627,011
3.250%, 8/15/25	250,000	243,487
2.750%, 3/1/26	250,000	234,785
3.000%, 4/15/27	1,000,000	945,014

		23,347,860

Trading Companies & Distributors (0.2%)
Air Lease Corp.
2.125%, 1/15/20	500,000	492,372
2.500%, 3/1/21	305,000	296,725
3.875%, 4/1/21	125,000	125,154
3.500%, 1/15/22	290,000	286,324

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.625%, 7/1/22	$750,000	$713,614
2.750%, 1/15/23	400,000	376,909
3.875%, 7/3/23	500,000	488,541
4.250%, 9/15/24	1,000,000	981,573
3.250%, 3/1/25	3,000,000	2,768,326
Aircastle Ltd.
7.625%, 4/15/20	280,000	292,678
5.125%, 3/15/21	465,000	471,731
5.500%, 2/15/22	470,000	479,997
5.000%, 4/1/23	465,000	464,548
4.400%, 9/25/23	500,000	488,317
4.125%, 5/1/24	465,000	437,555
BOC Aviation Ltd.
3.000%, 5/23/22 (m)	500,000	486,745
GATX Corp.
4.850%, 6/1/21	100,000	102,983
4.350%, 2/15/24	1,000,000	1,014,801
3.250%, 3/30/25	400,000	375,536

		11,144,429

Total Industrials		158,313,932

Information Technology (3.1%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
4.450%, 1/15/20	1,312,000	1,331,044
2.450%, 6/15/20	1,000,000	993,684
2.200%, 2/28/21	1,250,000	1,232,152
2.900%, 3/4/21	570,000	570,111
1.850%, 9/20/21	1,650,000	1,602,996
3.000%, 6/15/22	450,000	449,102
2.600%, 2/28/23	500,000	488,680
2.200%, 9/20/23	750,000	718,775
3.625%, 3/4/24	1,000,000	1,019,954
3.500%, 6/15/25	425,000	426,936
2.950%, 2/28/26	750,000	725,242
2.500%, 9/20/26 (x)	1,150,000	1,073,208
Juniper Networks, Inc.
3.300%, 6/15/20	350,000	349,746
4.600%, 3/15/21	62,000	63,252
4.500%, 3/15/24	175,000	177,268
4.350%, 6/15/25	350,000	348,325
Motorola Solutions, Inc.
3.500%, 9/1/21	1,000,000	988,713
3.750%, 5/15/22	94,000	92,922
3.500%, 3/1/23	1,000,000	968,898
4.600%, 2/23/28	550,000	537,704

		14,158,712

Electronic Equipment, Instruments & Components (0.1%)
Allegion US Holding Co., Inc.
3.200%, 10/1/24	500,000	471,639
3.550%, 10/1/27	500,000	464,408
Amphenol Corp.
2.200%, 4/1/20	125,000	123,185
3.125%, 9/15/21	1,000,000	989,216
3.200%, 4/1/24	250,000	241,036
Arrow Electronics, Inc.
3.500%, 4/1/22	1,500,000	1,481,442
3.250%, 9/8/24	300,000	281,374
Avnet, Inc.
5.875%, 6/15/20	500,000	516,067
3.750%, 12/1/21	125,000	125,580
4.625%, 4/15/26	500,000	489,560
Corning, Inc.
4.250%, 8/15/20	274,000	279,171
2.900%, 5/15/22	650,000	639,578
Flex Ltd.
4.750%, 6/15/25	800,000	776,719
FLIR Systems, Inc.
3.125%, 6/15/21	250,000	246,291
Jabil, Inc.
4.700%, 9/15/22	1,000,000	1,004,750
3.950%, 1/12/28	270,000	235,237
Keysight Technologies, Inc.
4.550%, 10/30/24	600,000	607,784
4.600%, 4/6/27	465,000	463,153
Tech Data Corp.
3.700%, 2/15/22	500,000	488,816
4.950%, 2/15/27	500,000	469,836
Trimble, Inc.
4.150%, 6/15/23	350,000	350,929
4.750%, 12/1/24	350,000	354,758
4.900%, 6/15/28	450,000	441,491
Tyco Electronics Group SA
3.450%, 8/1/24	335,000	325,149
3.700%, 2/15/26	250,000	245,169
3.125%, 8/15/27	365,000	338,190

		12,450,528

IT Services (0.6%)
Automatic Data Processing, Inc.
2.250%, 9/15/20	1,000,000	993,622
3.375%, 9/15/25	500,000	496,512
Broadridge Financial Solutions, Inc.
3.950%, 9/1/20	400,000	403,613
3.400%, 6/27/26	350,000	331,208
DXC Technology Co.
2.875%, 3/27/20	250,000	247,753
4.250%, 4/15/24	500,000	491,989
Fidelity National Information Services, Inc.
3.625%, 10/15/20	335,000	336,902
2.250%, 8/15/21	795,000	769,536
4.500%, 10/15/22	198,000	203,324
3.500%, 4/15/23	264,000	260,958
3.875%, 6/5/24	271,000	269,359
5.000%, 10/15/25	278,000	289,441
3.000%, 8/15/26	1,250,000	1,149,294
4.250%, 5/15/28	1,050,000	1,038,699
Fiserv, Inc.
2.700%, 6/1/20	1,000,000	991,988
4.750%, 6/15/21	94,000	96,692
3.500%, 10/1/22	500,000	497,456
3.800%, 10/1/23	375,000	375,031
3.850%, 6/1/25	1,500,000	1,485,275
4.200%, 10/1/28	465,000	463,653
IBM Credit LLC
3.450%, 11/30/20	500,000	502,384
1.800%, 1/20/21	400,000	388,569
2.650%, 2/5/21	750,000	740,762
3.600%, 11/30/21	500,000	504,126
2.200%, 9/8/22	400,000	381,197
3.000%, 2/6/23	750,000	730,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
International Business Machines Corp.
1.900%, 1/27/20	$1,500,000	$1,482,560
1.625%, 5/15/20	2,200,000	2,156,550
2.250%, 2/19/21	1,000,000	980,164
2.500%, 1/27/22 (x)	1,750,000	1,703,563
1.875%, 8/1/22	1,750,000	1,653,244
2.875%, 11/9/22	1,000,000	973,451
3.375%, 8/1/23	1,000,000	986,233
3.625%, 2/12/24	1,000,000	993,845
3.450%, 2/19/26	1,000,000	972,501
3.300%, 1/27/27	1,095,000	1,051,933
Mastercard, Inc.
2.000%, 11/21/21	500,000	486,915
3.375%, 4/1/24	1,000,000	1,008,203
2.950%, 11/21/26	1,150,000	1,100,776
3.500%, 2/26/28	140,000	139,082
Total System Services, Inc.
3.800%, 4/1/21	250,000	249,438
3.750%, 6/1/23	450,000	444,281
4.000%, 6/1/23	500,000	498,590
4.800%, 4/1/26	1,000,000	1,009,849
4.450%, 6/1/28	500,000	490,945
Visa, Inc.
2.200%, 12/14/20	2,500,000	2,471,831
2.150%, 9/15/22	1,195,000	1,154,476
2.800%, 12/14/22	1,750,000	1,725,633
3.150%, 12/14/25	3,450,000	3,392,986
2.750%, 9/15/27	300,000	282,450
Western Union Co. (The)
5.253%, 4/1/20	1,002,000	1,025,323
3.600%, 3/15/22	300,000	298,933
4.250%, 6/9/23	250,000	250,301

		43,423,793

Semiconductors & Semiconductor Equipment (0.7%)
Altera Corp.
4.100%, 11/15/23	600,000	621,715
Analog Devices, Inc.
2.850%, 3/12/20	280,000	278,854
2.950%, 1/12/21	750,000	743,507
2.500%, 12/5/21	300,000	292,500
2.875%, 6/1/23	250,000	241,698
3.125%, 12/5/23	500,000	483,333
3.900%, 12/15/25	450,000	444,914
3.500%, 12/5/26	500,000	476,804
Applied Materials, Inc.
2.625%, 10/1/20	430,000	427,047
4.300%, 6/15/21	625,000	642,505
Broadcom Corp.
2.375%, 1/15/20	2,500,000	2,468,325
2.200%, 1/15/21	750,000	725,728
3.000%, 1/15/22	2,500,000	2,404,485
2.650%, 1/15/23	750,000	696,587
3.625%, 1/15/24	2,500,000	2,362,739
3.125%, 1/15/25	715,000	645,427
3.875%, 1/15/27	3,250,000	2,912,215
3.500%, 1/15/28	2,000,000	1,722,353
Intel Corp.
1.850%, 5/11/20	800,000	790,467
2.450%, 7/29/20	1,525,000	1,517,140
1.700%, 5/19/21	250,000	243,492
3.300%, 10/1/21	1,257,000	1,269,497
2.350%, 5/11/22	800,000	781,069
3.100%, 7/29/22	600,000	598,351
2.700%, 12/15/22	1,875,000	1,832,415
3.700%, 7/29/25	1,795,000	1,814,467
2.600%, 5/19/26	500,000	470,484
3.150%, 5/11/27 (x)	3,250,000	3,159,777
KLA-Tencor Corp.
4.125%, 11/1/21	571,000	580,269
Lam Research Corp.
2.750%, 3/15/20	350,000	348,263
2.800%, 6/15/21	750,000	739,836
3.800%, 3/15/25	350,000	347,869
Marvell Technology Group Ltd.
4.200%, 6/22/23	350,000	350,368
4.875%, 6/22/28	350,000	348,423
Maxim Integrated Products, Inc.
3.375%, 3/15/23	400,000	397,528
3.450%, 6/15/27	500,000	466,607
Micron Technology, Inc.
5.500%, 2/1/25	400,000	392,430
NVIDIA Corp.
2.200%, 9/16/21	395,000	384,975
3.200%, 9/16/26	850,000	803,421
NXP BV
4.875%, 3/1/24§	500,000	500,600
5.350%, 3/1/26§	500,000	508,500
5.550%, 12/1/28§	335,000	342,638
QUALCOMM, Inc.
2.250%, 5/20/20	1,000,000	986,505
3.000%, 5/20/22	2,500,000	2,455,120
2.600%, 1/30/23	1,850,000	1,776,240
2.900%, 5/20/24	1,000,000	951,862
3.250%, 5/20/27	5,250,000	4,889,429
Texas Instruments, Inc.
1.750%, 5/1/20	250,000	246,055
2.750%, 3/12/21	375,000	373,353
1.850%, 5/15/22	500,000	481,430
2.250%, 5/1/23	750,000	720,833
2.625%, 5/15/24	216,000	208,460
2.900%, 11/3/27	355,000	337,017
Xilinx, Inc.
3.000%, 3/15/21	500,000	497,150
2.950%, 6/1/24	650,000	620,013

		52,123,089

Software (0.7%)
Adobe, Inc.
4.750%, 2/1/20	837,000	853,370
Autodesk, Inc.
3.125%, 6/15/20	600,000	597,865
4.375%, 6/15/25	600,000	601,302
3.500%, 6/15/27	1,000,000	931,432
CA, Inc.
3.600%, 8/1/20	300,000	298,911
3.600%, 8/15/22	200,000	194,919
4.700%, 3/15/27	250,000	239,170
Cadence Design Systems, Inc.
4.375%, 10/15/24	175,000	177,413
Microsoft Corp.
1.850%, 2/6/20	1,500,000	1,485,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.000%, 10/1/20	$594,000	$598,054
2.000%, 11/3/20	2,250,000	2,227,066
4.000%, 2/8/21 (x)	1,000,000	1,025,613
1.550%, 8/8/21	2,350,000	2,280,790
2.400%, 2/6/22	1,000,000	987,220
2.375%, 2/12/22	1,000,000	986,397
2.650%, 11/3/22	1,000,000	990,760
2.125%, 11/15/22 (x)	500,000	485,736
2.375%, 5/1/23	1,250,000	1,220,712
2.000%, 8/8/23	1,350,000	1,292,673
3.625%, 12/15/23	2,000,000	2,053,758
2.875%, 2/6/24	335,000	331,853
2.700%, 2/12/25	1,500,000	1,448,451
3.125%, 11/3/25	2,600,000	2,566,858
2.400%, 8/8/26	3,260,000	3,036,425
3.300%, 2/6/27	3,750,000	3,712,795
Oracle Corp.
2.800%, 7/8/21	585,000	581,294
1.900%, 9/15/21	2,755,000	2,663,133
2.500%, 5/15/22	2,000,000	1,955,450
2.500%, 10/15/22	1,875,000	1,820,897
2.625%, 2/15/23	805,000	782,937
3.625%, 7/15/23	1,000,000	1,012,251
2.400%, 9/15/23	1,000,000	959,963
3.400%, 7/8/24	2,000,000	1,995,577
2.950%, 11/15/24	750,000	727,630
2.950%, 5/15/25	3,000,000	2,885,928
2.650%, 7/15/26	2,805,000	2,605,884
3.250%, 11/15/27	3,000,000	2,888,914
salesforce.com, Inc.
3.250%, 4/11/23	375,000	375,825
3.700%, 4/11/28	375,000	377,185
VMware, Inc.
2.300%, 8/21/20	460,000	450,102
2.950%, 8/21/22	515,000	489,379
3.900%, 8/21/27	2,050,000	1,807,549

		55,005,038

Technology Hardware, Storage & Peripherals (0.8%)
Apple, Inc.
1.550%, 2/7/20	1,000,000	987,701
1.900%, 2/7/20	750,000	742,703
2.000%, 5/6/20	1,000,000	990,410
1.800%, 5/11/20	1,000,000	986,371
2.000%, 11/13/20	1,000,000	984,035
2.250%, 2/23/21	2,250,000	2,223,612
2.850%, 5/6/21	935,000	935,633
1.550%, 8/4/21	1,400,000	1,353,139
2.150%, 2/9/22	1,000,000	975,157
2.500%, 2/9/22	750,000	739,086
2.300%, 5/11/22	1,000,000	976,314
2.700%, 5/13/22	1,000,000	989,031
2.100%, 9/12/22	750,000	723,636
2.400%, 1/13/23	1,000,000	971,082
2.850%, 2/23/23	1,250,000	1,233,836
2.400%, 5/3/23	4,707,000	4,553,944
3.000%, 2/9/24	495,000	487,666
3.450%, 5/6/24	4,000,000	4,013,961
2.850%, 5/11/24	750,000	730,659
2.750%, 1/13/25	750,000	719,180
2.500%, 2/9/25	1,000,000	944,156
3.250%, 2/23/26	2,255,000	2,200,053
2.450%, 8/4/26	1,675,000	1,543,818
3.350%, 2/9/27	1,500,000	1,467,289
3.200%, 5/11/27	923,000	892,051
3.000%, 6/20/27	2,060,000	1,961,842
2.900%, 9/12/27	1,500,000	1,416,096
3.000%, 11/13/27	2,250,000	2,135,542
Dell International LLC
4.420%, 6/15/21§	3,750,000	3,739,930
5.450%, 6/15/23§	3,075,000	3,123,559
6.020%, 6/15/26§	3,905,000	3,922,626
Hewlett Packard Enterprise Co.
3.600%, 10/15/20	1,350,000	1,352,613
3.500%, 10/5/21	375,000	375,705
4.400%, 10/15/22 (e)	1,500,000	1,530,298
4.900%, 10/15/25 (e)	3,000,000	3,032,326
HP, Inc.
3.750%, 12/1/20	41,000	41,411
4.050%, 9/15/22 (x)	1,000,000	1,012,518
NetApp, Inc.
3.375%, 6/15/21	550,000	546,859
3.300%, 9/29/24	500,000	474,745
Seagate HDD Cayman
4.250%, 3/1/22	350,000	337,627
4.875%, 3/1/24	300,000	279,503

		58,647,723

Total Information Technology		235,808,883

Materials (0.9%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.
2.750%, 2/3/23	1,000,000	978,694
3.350%, 7/31/24	750,000	745,696
Airgas, Inc.
3.650%, 7/15/24	450,000	448,991
Albemarle Corp.
4.150%, 12/1/24	250,000	252,509
Braskem Finance Ltd.
6.450%, 2/3/24	1,250,000	1,315,625
Cabot Corp.
3.700%, 7/15/22	500,000	501,977
Celanese US Holdings LLC
5.875%, 6/15/21	370,000	388,551
4.625%, 11/15/22	450,000	464,968
Dow Chemical Co. (The)
4.250%, 11/15/20	1,984,000	2,017,640
4.125%, 11/15/21	100,000	101,726
3.000%, 11/15/22	1,000,000	970,072
4.550%, 11/30/25§	250,000	253,006
4.800%, 11/30/28§	500,000	508,376
DowDuPont, Inc.
3.766%, 11/15/20	500,000	504,607
4.205%, 11/15/23	1,500,000	1,534,523
4.493%, 11/15/25	1,150,000	1,180,550
4.725%, 11/15/28	2,000,000	2,062,553
Eastman Chemical Co.
3.500%, 12/1/21	160,000	160,671
3.600%, 8/15/22	1,125,000	1,118,451
3.800%, 3/15/25	1,000,000	966,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Ecolab, Inc.
2.250%, 1/12/20	$400,000	$395,595
4.350%, 12/8/21	1,106,000	1,135,488
3.250%, 1/14/23	500,000	497,005
2.700%, 11/1/26	215,000	200,064
EI du Pont de Nemours & Co.
2.200%, 5/1/20	2,167,000	2,154,212
FMC Corp. 4.100%, 2/1/24	1,500,000	1,494,268
International Flavors & Fragrances, Inc.
3.400%, 9/25/20	150,000	150,085
4.450%, 9/26/28	385,000	388,465
LYB International Finance BV
4.000%, 7/15/23	1,100,000	1,096,212
LyondellBasell Industries NV
6.000%, 11/15/21	1,800,000	1,902,239
Methanex Corp.
4.250%, 12/1/24	650,000	638,046
Mosaic Co. (The)
3.250%, 11/15/22	500,000	487,383
4.250%, 11/15/23	1,000,000	1,005,597
4.050%, 11/15/27	750,000	713,143
NewMarket Corp.
4.100%, 12/15/22	167,000	169,716
Nutrien Ltd.
6.500%, 5/15/19	860,000	869,272
4.875%, 3/30/20	194,000	197,349
3.150%, 10/1/22	131,000	127,301
3.500%, 6/1/23	1,000,000	975,552
3.625%, 3/15/24	500,000	485,077
4.000%, 12/15/26	500,000	484,115
PPG Industries, Inc.
3.600%, 11/15/20	350,000	353,172
3.200%, 3/15/23	650,000	645,313
Praxair, Inc.
2.250%, 9/24/20	500,000	492,611
4.050%, 3/15/21	500,000	509,751
3.000%, 9/1/21	600,000	598,075
2.200%, 8/15/22	450,000	433,937
2.700%, 2/21/23	500,000	488,034
3.200%, 1/30/26 (x)	350,000	339,754
RPM International, Inc.
3.750%, 3/15/27	350,000	331,760
SASOL Financing USA LLC
5.875%, 3/27/24	765,000	759,263
6.500%, 9/27/28	450,000	448,515
Sherwin-Williams Co. (The)
7.250%, 6/15/19	439,000	446,880
2.250%, 5/15/20	1,000,000	984,741
4.200%, 1/15/22	200,000	202,180
2.750%, 6/1/22	1,250,000	1,206,450
3.125%, 6/1/24	575,000	549,369
3.950%, 1/15/26	500,000	486,482
3.450%, 6/1/27	750,000	697,672
Westlake Chemical Corp.
3.600%, 8/15/26	500,000	459,691

		42,475,935

Construction Materials (0.0%)
Martin Marietta Materials, Inc.
4.250%, 7/2/24	285,000	288,716
3.450%, 6/1/27	321,000	299,265
3.500%, 12/15/27	500,000	463,010
Vulcan Materials Co.
4.500%, 4/1/25	1,250,000	1,242,204
3.900%, 4/1/27	130,000	123,508

		2,416,703

Containers & Packaging (0.1%)
Avery Dennison Corp.
4.875%, 12/6/28	300,000	302,195
Bemis Co., Inc.
3.100%, 9/15/26	500,000	455,110
International Paper Co.
7.500%, 8/15/21	106,000	116,409
4.750%, 2/15/22	89,000	92,573
3.650%, 6/15/24	1,900,000	1,907,389
Packaging Corp. of America
2.450%, 12/15/20	285,000	279,761
3.900%, 6/15/22	500,000	509,936
4.500%, 11/1/23	200,000	205,208
3.650%, 9/15/24	1,000,000	982,089
3.400%, 12/15/27	360,000	334,020
Westrock Co.
4.650%, 3/15/26§	550,000	561,910
WestRock RKT Co.
4.900%, 3/1/22	1,500,000	1,540,768
WRKCo, Inc.
3.000%, 9/15/24§	500,000	466,138
3.750%, 3/15/25§	500,000	485,283
4.000%, 3/15/28§	500,000	469,264

		8,708,053

Metals & Mining (0.1%)
ArcelorMittal
5.250%, 8/5/20	740,000	751,100
5.500%, 3/1/21 (e)	600,000	616,500
6.250%, 2/25/22 (e)(x)	550,000	577,500
6.125%, 6/1/25	405,000	421,200
BHP Billiton Finance USA Ltd.
2.875%, 2/24/22	682,000	675,475
Goldcorp, Inc.
3.625%, 6/9/21	330,000	328,462
3.700%, 3/15/23	600,000	589,997
Newmont Mining Corp.
3.500%, 3/15/22	1,156,000	1,142,846
Nucor Corp.
3.950%, 5/1/28	1,350,000	1,340,612
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	500,000	504,649
Rio Tinto Finance USA Ltd.
3.750%, 6/15/25	1,000,000	1,003,559
Southern Copper Corp.
5.375%, 4/16/20	253,000	258,060
3.500%, 11/8/22	244,000	237,595
3.875%, 4/23/25	300,000	287,625
Vale Overseas Ltd.
4.375%, 1/11/22	337,000	341,212
6.250%, 8/10/26	1,250,000	1,350,000
Yamana Gold, Inc.
4.950%, 7/15/24	250,000	246,744
4.625%, 12/15/27	400,000	373,498

		11,046,634

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Paper & Forest Products (0.1%)
Domtar Corp.
4.400%, 4/1/22	$2,000,000	$1,999,545
Fibria Overseas Finance Ltd.
4.000%, 1/14/25 (x)	1,000,000	943,285
5.500%, 1/17/27 (x)	625,000	627,344

		3,570,174

Total Materials		68,217,499

Real Estate (1.4%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
Alexandria Real Estate Equities, Inc. (REIT)
2.750%, 1/15/20	250,000	247,744
3.900%, 6/15/23	1,000,000	1,006,212
4.000%, 1/15/24	555,000	559,341
3.450%, 4/30/25	750,000	720,878
American Campus Communities Operating Partnership LP (REIT)
3.350%, 10/1/20	600,000	597,685
3.750%, 4/15/23	500,000	499,439
3.625%, 11/15/27	200,000	187,384
American Homes 4 Rent LP (REIT)
4.250%, 2/15/28	500,000	481,836
American Tower Corp. (REIT)
5.050%, 9/1/20	1,058,000	1,084,121
3.300%, 2/15/21	1,750,000	1,740,968
3.450%, 9/15/21	1,000,000	992,937
2.250%, 1/15/22	1,250,000	1,196,509
4.700%, 3/15/22	500,000	513,146
3.500%, 1/31/23	1,150,000	1,129,770
3.000%, 6/15/23	500,000	477,976
5.000%, 2/15/24	1,000,000	1,033,870
AvalonBay Communities, Inc. (REIT)
3.625%, 10/1/20	1,000,000	1,006,206
2.950%, 9/15/22	500,000	492,283
4.200%, 12/15/23	100,000	103,167
3.500%, 11/15/25	250,000	246,614
2.950%, 5/11/26	1,000,000	949,441
2.900%, 10/15/26	250,000	235,602
3.350%, 5/15/27	175,000	169,280
Boston Properties LP (REIT)
5.625%, 11/15/20	2,015,000	2,093,333
3.850%, 2/1/23	500,000	500,106
3.125%, 9/1/23	1,000,000	966,527
3.200%, 1/15/25	1,750,000	1,668,986
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	250,000	249,306
3.950%, 11/15/27	300,000	283,939
Brixmor Operating Partnership LP (REIT)
3.875%, 8/15/22	475,000	473,419
3.250%, 9/15/23	750,000	720,680
3.650%, 6/15/24	300,000	292,121
3.850%, 2/1/25	355,000	343,115
4.125%, 6/15/26	275,000	266,919
3.900%, 3/15/27	250,000	236,753
Camden Property Trust (REIT)
2.950%, 12/15/22	1,150,000	1,133,610
4.100%, 10/15/28	215,000	217,867
CC Holdings GS V LLC (REIT)
3.849%, 4/15/23	500,000	494,262
Columbia Property Trust Operating Partnership LP (REIT)
4.150%, 4/1/25	250,000	245,528
3.650%, 8/15/26	250,000	234,131
Corporate Office Properties LP (REIT)
3.700%, 6/15/21	750,000	743,122
3.600%, 5/15/23	200,000	195,053
5.000%, 7/1/25	100,000	101,618
Crown Castle International Corp. (REIT)
3.400%, 2/15/21	555,000	552,880
2.250%, 9/1/21	1,000,000	966,289
5.250%, 1/15/23	1,000,000	1,038,807
3.150%, 7/15/23	1,970,000	1,886,684
3.200%, 9/1/24	500,000	471,660
4.450%, 2/15/26	2,165,000	2,159,170
3.700%, 6/15/26	165,000	156,575
3.650%, 9/1/27	750,000	698,508
CubeSmart LP (REIT)
4.375%, 12/15/23	485,000	495,715
3.125%, 9/1/26	250,000	228,834
Digital Realty Trust LP (REIT)
5.875%, 2/1/20	1,000,000	1,025,365
3.400%, 10/1/20	500,000	498,024
5.250%, 3/15/21	500,000	516,556
2.750%, 2/1/23	175,000	167,210
3.700%, 8/15/27	1,500,000	1,413,098
Duke Realty LP (REIT)
3.250%, 6/30/26	750,000	714,958
3.375%, 12/15/27	500,000	473,426
4.000%, 9/15/28	300,000	296,547
EPR Properties (REIT)
5.750%, 8/15/22	250,000	262,820
4.500%, 4/1/25	350,000	345,267
4.750%, 12/15/26	250,000	246,671
4.500%, 6/1/27	450,000	434,324
4.950%, 4/15/28	500,000	494,230
ERP Operating LP (REIT)
4.750%, 7/15/20	450,000	459,287
3.000%, 4/15/23	1,000,000	982,458
3.375%, 6/1/25	1,000,000	982,985
3.250%, 8/1/27	355,000	340,741
4.150%, 12/1/28	300,000	307,665
Essex Portfolio LP (REIT)
3.250%, 5/1/23	1,000,000	982,559
3.500%, 4/1/25	650,000	633,478
3.375%, 4/15/26	250,000	238,530
Federal Realty Investment Trust (REIT)
3.250%, 7/15/27	500,000	475,046
GLP Capital LP (REIT) 4.875%, 11/1/20	1,070,000	1,079,737
5.375%, 11/1/23	380,000	386,228
5.250%, 6/1/25	505,000	506,800
5.375%, 4/15/26	750,000	741,490
5.750%, 6/1/28	385,000	389,361
HCP, Inc. (REIT)
2.625%, 2/1/20	656,000	650,615
3.150%, 8/1/22	250,000	243,098
4.250%, 11/15/23	1,070,000	1,068,663
3.875%, 8/15/24	1,000,000	979,102
3.400%, 2/1/25	500,000	476,020
4.000%, 6/1/25	350,000	344,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Healthcare Trust of America Holdings LP (REIT)
3.375%, 7/15/21	$350,000	$349,003
2.950%, 7/1/22	250,000	243,252
3.700%, 4/15/23	250,000	246,551
3.500%, 8/1/26	185,000	174,379
Hospitality Properties Trust (REIT)
4.250%, 2/15/21	350,000	352,297
4.500%, 6/15/23	1,000,000	997,955
5.250%, 2/15/26	350,000	350,538
4.950%, 2/15/27	540,000	529,394
Host Hotels & Resorts LP (REIT)
3.875%, 4/1/24	1,000,000	980,095
Series C 4.750%, 3/1/23	1,100,000	1,127,221
Series E 4.000%, 6/15/25	310,000	300,217
Kilroy Realty LP (REIT)
3.800%, 1/15/23	450,000	450,664
3.450%, 12/15/24	350,000	336,321
4.375%, 10/1/25	400,000	400,788
4.750%, 12/15/28	350,000	357,533
Kimco Realty Corp. (REIT)
3.400%, 11/1/22	500,000	491,728
3.125%, 6/1/23	1,000,000	967,216
2.700%, 3/1/24	250,000	235,638
3.300%, 2/1/25	610,000	582,258
Kite Realty Group LP (REIT)
4.000%, 10/1/26	250,000	227,848
Liberty Property LP (REIT)
4.750%, 10/1/20	389,000	395,730
4.125%, 6/15/22	1,094,000	1,117,178
3.750%, 4/1/25	100,000	97,435
3.250%, 10/1/26	300,000	282,238
Life Storage LP (REIT)
3.875%, 12/15/27	400,000	379,055
LifeStorage LP (REIT)
3.500%, 7/1/26	500,000	469,555
Mid-America Apartments LP (REIT)
4.300%, 10/15/23	175,000	179,048
3.750%, 6/15/24	450,000	448,213
4.000%, 11/15/25	350,000	349,888
3.600%, 6/1/27	500,000	480,952
National Retail Properties, Inc. (REIT)
3.800%, 10/15/22	250,000	251,396
3.300%, 4/15/23	700,000	686,444
3.900%, 6/15/24	500,000	498,751
4.000%, 11/15/25	200,000	198,748
3.600%, 12/15/26	250,000	239,632
4.300%, 10/15/28	665,000	668,804
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	1,075,000	1,075,908
4.500%, 1/15/25	450,000	441,779
Physicians Realty LP (REIT)
4.300%, 3/15/27	250,000	242,832
Piedmont Operating Partnership LP (REIT)
4.450%, 3/15/24	500,000	507,071
Prologis LP (REIT)
4.250%, 8/15/23	100,000	103,304
3.750%, 11/1/25	445,000	448,614
Public Storage (REIT)
2.370%, 9/15/22	250,000	241,814
3.094%, 9/15/27	300,000	281,943
Realty Income Corp. (REIT)
3.250%, 10/15/22	844,000	833,206
4.650%, 8/1/23	1,000,000	1,038,450
3.875%, 4/15/25	750,000	749,764
4.125%, 10/15/26	725,000	727,365
Regency Centers LP (REIT)
3.600%, 2/1/27	360,000	342,392
4.125%, 3/15/28	500,000	492,145
Sabra Health Care LP (REIT)
5.500%, 2/1/21	500,000	502,500
Select Income REIT (REIT)
4.250%, 5/15/24	1,100,000	1,054,535
Senior Housing Properties Trust (REIT)
4.750%, 2/15/28	500,000	471,245
Simon Property Group LP (REIT)
2.500%, 9/1/20	500,000	495,015
4.375%, 3/1/21	1,095,000	1,119,225
2.350%, 1/30/22	500,000	485,973
2.625%, 6/15/22	500,000	487,792
2.750%, 6/1/23	600,000	580,374
3.750%, 2/1/24	1,000,000	1,003,804
3.500%, 9/1/25	500,000	491,307
3.250%, 11/30/26	500,000	479,434
3.375%, 6/15/27	1,750,000	1,681,704
3.375%, 12/1/27	750,000	716,818
SITE Centers Corp. (REIT)
4.625%, 7/15/22	314,000	322,860
3.625%, 2/1/25	216,000	208,226
4.700%, 6/1/27	165,000	166,130
SL Green Operating Partnership LP (REIT)
3.250%, 10/15/22	300,000	289,870
SL Green Realty Corp. (REIT)
4.500%, 12/1/22	150,000	151,794
STORE Capital Corp. (REIT)
4.500%, 3/15/28	275,000	270,009
Tanger Properties LP (REIT)
3.125%, 9/1/26	500,000	452,782
UDR, Inc. (REIT)
3.700%, 10/1/20	1,500,000	1,505,496
4.000%, 10/1/25	250,000	249,255
2.950%, 9/1/26	125,000	115,209
3.500%, 7/1/27	350,000	332,565
Series 0001 4.625%, 1/10/22	200,000	205,498
Ventas Realty LP (REIT)
2.700%, 4/1/20	1,050,000	1,041,985
4.250%, 3/1/22	662,000	674,852
3.100%, 1/15/23	500,000	487,929
3.125%, 6/15/23	600,000	584,963
3.750%, 5/1/24	50,000	49,515
3.250%, 10/15/26	800,000	742,567
VEREIT Operating Partnership LP (REIT)
4.125%, 6/1/21	320,000	322,747
4.600%, 2/6/24	400,000	403,791
4.625%, 11/1/25	500,000	497,413
4.875%, 6/1/26	485,000	486,760
3.950%, 8/15/27	320,000	296,495
Vornado Realty LP (REIT)
3.500%, 1/15/25	550,000	529,012
Washington Prime Group LP (REIT)
5.950%, 8/15/24 (x)	535,000	470,784
Washington REIT (REIT)
3.950%, 10/15/22	150,000	151,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Weingarten Realty Investors (REIT)
3.375%, 10/15/22	$600,000	$593,024
Welltower, Inc. (REIT)
6.125%, 4/15/20	385,000	396,495
4.950%, 1/15/21	1,000,000	1,023,559
3.950%, 9/1/23	650,000	651,755
4.500%, 1/15/24	1,000,000	1,024,399
4.250%, 4/15/28	1,225,000	1,210,028
Weyerhaeuser Co. (REIT)
4.625%, 9/15/23	1,000,000	1,039,796
WP Carey, Inc. (REIT)
4.600%, 4/1/24	300,000	303,172
4.000%, 2/1/25	300,000	291,412
4.250%, 10/1/26	400,000	389,541

		106,418,632

Real Estate Management & Development (0.0%)
CBRE Services, Inc.
4.875%, 3/1/26	1,500,000	1,544,516
Celulosa Arauco y Constitucion SA
3.875%, 11/2/27	500,000	456,875

		2,001,391

Total Real Estate		108,420,023

Utilities (1.7%)
Electric Utilities (1.1%)
AEP Texas, Inc.
2.400%, 10/1/22	350,000	336,223
AEP Transmission Co. LLC
3.100%, 12/1/26	250,000	243,015
Alabama Power Co.
Series 17A 2.450%, 3/30/22	500,000	485,544
American Electric Power Co., Inc.
2.150%, 11/13/20	180,000	176,208
3.200%, 11/13/27	400,000	378,387
Series F 2.950%, 12/15/22	150,000	146,221
Series I 3.650%, 12/1/21	335,000	337,326
Series J 4.300%, 12/1/28	500,000	508,994
Appalachian Power Co.
3.400%, 6/1/25	350,000	340,829
Arizona Public Service Co.
3.150%, 5/15/25	200,000	196,444
2.950%, 9/15/27	350,000	331,493
Atlantic City Electric Co.
4.000%, 10/15/28	350,000	361,338
Avangrid, Inc.
3.150%, 12/1/24	500,000	481,035
Baltimore Gas & Electric Co.
2.400%, 8/15/26	700,000	648,560
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	241,081
Series Z 2.400%, 9/1/26	250,000	230,079
Cleco Corporate Holdings LLC
3.743%, 5/1/26 (e)	750,000	712,476
Commonwealth Edison Co.
4.000%, 8/1/20	431,000	438,025
3.400%, 9/1/21	250,000	251,323
3.700%, 8/15/28	220,000	222,866
Series 122 2.950%, 8/15/27	500,000	480,045
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	156,000	151,837
Series A 3.200%, 3/15/27	250,000	242,178
DTE Electric Co.
3.650%, 3/15/24	245,000	246,913
Duke Energy Carolinas LLC
4.300%, 6/15/20	250,000	254,641
3.350%, 5/15/22	500,000	501,644
2.500%, 3/15/23	500,000	483,711
2.950%, 12/1/26	1,000,000	955,869
3.950%, 11/15/28	500,000	507,100
Duke Energy Corp.
1.800%, 9/1/21	750,000	718,059
2.400%, 8/15/22	300,000	287,763
3.050%, 8/15/22	1,100,000	1,079,148
3.750%, 4/15/24	350,000	348,801
3.150%, 8/15/27	750,000	697,808
Duke Energy Florida LLC
3.200%, 1/15/27	650,000	630,011
3.800%, 7/15/28	750,000	745,865
Duke Energy Indiana LLC
3.750%, 7/15/20	1,062,000	1,072,186
Duke Energy Ohio, Inc.
3.800%, 9/1/23	1,000,000	1,015,779
Duke Energy Progress LLC
3.375%, 9/1/23	435,000	435,565
3.700%, 9/1/28	1,000,000	1,004,404
Edison International
2.125%, 4/15/20	550,000	531,128
2.400%, 9/15/22	400,000	375,110
2.950%, 3/15/23	300,000	279,604
4.125%, 3/15/28	500,000	474,217
Emera US Finance LP
2.700%, 6/15/21	500,000	486,855
3.550%, 6/15/26	665,000	627,272
Enel Americas SA
4.000%, 10/25/26	165,000	153,862
Enel Chile SA
4.875%, 6/12/28	750,000	743,966
Entergy Arkansas LLC
3.750%, 2/15/21	1,000,000	1,010,956
3.700%, 6/1/24	1,000,000	1,003,390
3.500%, 4/1/26	300,000	296,207
Entergy Corp.
5.125%, 9/15/20	787,000	802,221
4.000%, 7/15/22	1,000,000	1,004,778
2.950%, 9/1/26	300,000	276,372
Entergy Louisiana LLC
2.400%, 10/1/26	500,000	459,889
Evergy, Inc.
4.850%, 6/1/21	62,000	63,221
Eversource Energy
2.500%, 3/15/21	500,000	490,692
Series H 3.150%, 1/15/25	150,000	145,398
Series K 2.750%, 3/15/22	1,000,000	982,934

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Series L 2.900%, 10/1/24	$500,000	$478,680
Series M 3.300%, 1/15/28	500,000	465,496
Series N 3.800%, 12/1/23	210,000	211,918
Exelon Corp.
2.850%, 6/15/20	750,000	742,172
5.150%, 12/1/20	600,000	611,385
2.450%, 4/15/21	330,000	320,517
3.497%, 6/1/22	1,000,000	973,504
3.950%, 6/15/25	750,000	743,421
3.400%, 4/15/26	500,000	475,120
FirstEnergy Corp.
Series A 2.850%, 7/15/22	450,000	435,671
Series B 4.250%, 3/15/23	675,000	684,726
3.900%, 7/15/27	625,000	604,475
Florida Power & Light Co.
2.750%, 6/1/23	250,000	245,411
Fortis, Inc.
2.100%, 10/4/21	465,000	445,385
3.055%, 10/4/26	750,000	686,495
Georgia Power Co.
2.000%, 3/30/20	300,000	295,180
2.400%, 4/1/21	350,000	342,148
2.850%, 5/15/22	750,000	734,962
3.250%, 4/1/26	350,000	327,162
3.250%, 3/30/27	500,000	462,285
Series C 2.000%, 9/8/20	205,000	200,458
Gulf Power Co.
Series A 3.300%, 5/30/27	250,000	242,035
Hydro-Quebec
Series HY 8.400%, 1/15/22	125,000	144,342
Indiana Michigan Power Co.
3.850%, 5/15/28	1,250,000	1,255,398
Interstate Power & Light Co.
3.250%, 12/1/24	500,000	489,766
4.100%, 9/26/28	450,000	459,340
ITC Holdings Corp.
2.700%, 11/15/22	400,000	385,287
3.650%, 6/15/24	325,000	322,282
3.250%, 6/30/26	300,000	285,796
3.350%, 11/15/27	400,000	378,968
Kansas City Power & Light Co.
3.150%, 3/15/23	250,000	245,291
3.650%, 8/15/25	500,000	493,419
LG&E & KU Energy LLC
3.750%, 11/15/20	500,000	503,978
MidAmerican Energy Co.
3.500%, 10/15/24	300,000	304,972
3.100%, 5/1/27	1,000,000	970,207
Mississippi Power Co.
3.950%, 3/30/28	250,000	246,476
Nevada Power Co.
Series BB 2.750%, 4/15/20	375,000	373,836
NextEra Energy Capital Holdings, Inc.
4.500%, 6/1/21	1,000,000	1,020,254
2.800%, 1/15/23	400,000	386,860
3.550%, 5/1/27	1,500,000	1,440,703
Series H 3.342%, 9/1/20	375,000	372,857
Northern States Power Co.
2.200%, 8/15/20	250,000	246,387
2.150%, 8/15/22	700,000	674,315
NSTAR Electric Co.
2.375%, 10/15/22	1,000,000	964,593
3.200%, 5/15/27	500,000	487,183
Oklahoma Gas & Electric Co.
3.800%, 8/15/28	350,000	351,254
Oncor Electric Delivery Co. LLC
3.700%, 11/15/28§	750,000	753,322
Pacific Gas & Electric Co.
3.500%, 10/1/20 (x)	1,344,000	1,286,750
3.250%, 6/15/23 (x)	250,000	222,121
4.250%, 8/1/23§	500,000	462,247
3.750%, 2/15/24	450,000	395,205
3.400%, 8/15/24	500,000	436,137
3.500%, 6/15/25	250,000	216,381
2.950%, 3/1/26	500,000	410,861
3.300%, 3/15/27	500,000	411,886
4.650%, 8/1/28§	300,000	267,827
PacifiCorp
2.950%, 2/1/22	500,000	496,159
3.600%, 4/1/24	600,000	604,678
PECO Energy Co.
2.375%, 9/15/22	500,000	484,563
3.150%, 10/15/25	700,000	690,626
Pinnacle West Capital Corp.
2.250%, 11/30/20	115,000	112,356
PNM Resources, Inc.
3.250%, 3/9/21	250,000	247,453
Potomac Electric Power Co.
3.600%, 3/15/24	300,000	302,002
PPL Capital Funding, Inc.
4.200%, 6/15/22	1,078,000	1,084,272
3.500%, 12/1/22	1,000,000	975,194
3.400%, 6/1/23	250,000	241,419
3.100%, 5/15/26	500,000	464,183
Progress Energy, Inc.
4.400%, 1/15/21	156,000	158,688
3.150%, 4/1/22	1,250,000	1,228,423
Public Service Co. of Colorado
3.200%, 11/15/20	150,000	149,843
2.250%, 9/15/22	500,000	481,927
3.700%, 6/15/28	350,000	353,520
Public Service Electric & Gas Co.
1.900%, 3/15/21	175,000	170,457
2.375%, 5/15/23	500,000	482,504
3.250%, 9/1/23	300,000	299,260
2.250%, 9/15/26	450,000	411,895
3.700%, 5/1/28	500,000	505,768
3.650%, 9/1/28	300,000	302,178
South Carolina Electric & Gas Co.
3.500%, 8/15/21	140,000	140,135
4.250%, 8/15/28	165,000	169,448

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Southern California Edison Co.
3.875%, 6/1/21	$381,000	$383,683
Series A 2.900%, 3/1/21	500,000	493,466
Series B 2.400%, 2/1/22	200,000	192,163
3.650%, 3/1/28	750,000	734,961
Series C 3.500%, 10/1/23	200,000	198,102
Series D 3.400%, 6/1/23	350,000	346,192
Series E 3.700%, 8/1/25	300,000	299,207
Southern Co. (The)
2.750%, 6/15/20	500,000	494,128
2.350%, 7/1/21	1,500,000	1,454,937
2.950%, 7/1/23	575,000	555,125
Southwestern Electric Power Co.
Series K 2.750%, 10/1/26	500,000	462,141
Series M 4.100%, 9/15/28	750,000	748,498
Southwestern Public Service Co.
3.300%, 6/15/24	300,000	294,976
Tucson Electric Power Co.
3.050%, 3/15/25	600,000	574,569
UIL Holdings Corp.
4.625%, 10/1/20	500,000	512,195
Union Electric Co.
3.500%, 4/15/24	500,000	502,752
2.950%, 6/15/27	500,000	474,672
Virginia Electric & Power Co.
3.450%, 2/15/24	1,000,000	997,306
Series A 3.150%, 1/15/26	715,000	692,868
3.500%, 3/15/27	750,000	742,328
3.800%, 4/1/28	500,000	494,320
Series B 2.950%, 11/15/26	500,000	474,828
Series C 2.750%, 3/15/23	1,400,000	1,363,715
Westar Energy, Inc.
2.550%, 7/1/26	350,000	325,876
Wisconsin Electric Power Co.
2.950%, 9/15/21	725,000	721,488
Wisconsin Power & Light Co.
3.050%, 10/15/27	350,000	333,437
Wisconsin Public Service Corp.
3.350%, 11/21/21	245,000	246,334
Xcel Energy, Inc.
4.700%, 5/15/20	756,000	767,125
2.400%, 3/15/21	500,000	490,722
2.600%, 3/15/22	500,000	488,179
3.300%, 6/1/25	500,000	487,970
3.350%, 12/1/26	500,000	485,125
4.000%, 6/15/28	500,000	504,830

		86,425,142

Gas Utilities (0.1%)
Atmos Energy Corp.
3.000%, 6/15/27	310,000	296,569
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	592,000	604,268
3.550%, 4/1/23	750,000	740,769
4.000%, 4/1/28	500,000	501,234
Dominion Energy Gas Holdings LLC
2.800%, 11/15/20	1,000,000	986,386
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	978,329
5.200%, 7/15/25	1,000,000	1,008,300
3.950%, 9/15/27	300,000	275,153
4.750%, 9/1/28	300,000	290,770
Southern California Gas Co.
3.150%, 9/15/24	550,000	544,615
Series TT 2.600%, 6/15/26	500,000	467,665
Southern Natural Gas Co. LLC
4.400%, 6/15/21	150,000	152,493

		6,846,551

Independent Power and Renewable Electricity Producers (0.1%)
Enel Generacion Chile SA
4.250%, 4/15/24	400,000	392,006
Exelon Generation Co. LLC
2.950%, 1/15/20	250,000	248,496
PSEG Power LLC
5.125%, 4/15/20	650,000	663,049
3.000%, 6/15/21	650,000	637,980
3.850%, 6/1/23	500,000	499,412
Southern Power Co.
4.150%, 12/1/25	500,000	492,610
Series 15B 2.375%, 6/1/20	250,000	245,934
Series E 2.500%, 12/15/21	500,000	488,379

		3,667,866

Multi-Utilities (0.4%)
Ameren Corp.
2.700%, 11/15/20	250,000	246,215
Ameren Illinois Co.
2.700%, 9/1/22	500,000	489,998
3.800%, 5/15/28 (x)	350,000	353,724
Berkshire Hathaway Energy Co.
2.400%, 2/1/20	750,000	744,702
2.375%, 1/15/21	235,000	231,229
2.800%, 1/15/23	415,000	406,446
3.750%, 11/15/23	1,100,000	1,120,383
Black Hills Corp.
4.250%, 11/30/23	600,000	598,043
3.950%, 1/15/26	350,000	344,654
CenterPoint Energy, Inc.
3.600%, 11/1/21	155,000	154,601
3.850%, 2/1/24	400,000	397,888
4.250%, 11/1/28	400,000	397,470
CMS Energy Corp.
5.050%, 3/15/22	1,000,000	1,042,450
3.000%, 5/15/26	210,000	196,425
Consolidated Edison Co. of New York, Inc.
4.450%, 6/15/20	500,000	509,748
3.800%, 5/15/28	550,000	558,034
Series B 3.125%, 11/15/27	300,000	289,605

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Series D 4.000%, 12/1/28	$500,000	$512,413
Consolidated Edison, Inc.
2.000%, 5/15/21	315,000	303,836
Series A 2.000%, 3/15/20	125,000	122,543
Consumers Energy Co.
3.800%, 11/15/28	750,000	765,209
Delmarva Power & Light Co.
3.500%, 11/15/23	750,000	753,527
Dominion Energy, Inc.
2.579%, 7/1/20	455,000	448,858
4.104%, 4/1/21 (e)	800,000	804,222
4.250%, 6/1/28	250,000	249,707
Series B 2.750%, 1/15/22	500,000	486,653
Series C 2.000%, 8/15/21	300,000	288,023
Series D 2.850%, 8/15/26	450,000	413,922
DTE Energy Co.
2.850%, 10/1/26	750,000	688,523
3.800%, 3/15/27	500,000	486,700
Series B 3.300%, 6/15/22	300,000	297,593
Series C 3.500%, 6/1/24	1,000,000	982,565
Series D 3.700%, 8/1/23	500,000	493,975
NiSource, Inc.
2.650%, 11/17/22	185,000	177,983
3.650%, 6/15/23§	350,000	344,767
3.490%, 5/15/27	1,250,000	1,197,171
Public Service Enterprise Group, Inc.
2.650%, 11/15/22	1,000,000	957,960
Puget Energy, Inc.
6.000%, 9/1/21	1,500,000	1,583,641
San Diego Gas & Electric Co.
2.500%, 5/15/26	500,000	465,560
Series NNN 3.600%, 9/1/23	1,650,000	1,667,198
Sempra Energy
2.400%, 2/1/20	325,000	320,860
2.850%, 11/15/20	300,000	295,854
2.875%, 10/1/22	563,000	544,320
2.900%, 2/1/23	165,000	160,093
3.550%, 6/15/24	250,000	244,767
3.750%, 11/15/25	300,000	291,402
3.250%, 6/15/27	500,000	459,961
Southern Co. Gas Capital Corp.
3.500%, 9/15/21	750,000	747,184
2.450%, 10/1/23	650,000	611,032
3.250%, 6/15/26	530,000	497,629
TECO Finance, Inc.
5.150%, 3/15/20	622,000	635,591
WEC Energy Group, Inc.
2.450%, 6/15/20	250,000	246,714
3.375%, 6/15/21	335,000	332,233
3.550%, 6/15/25	250,000	244,547

		28,206,351

Water Utilities (0.0%)
American Water Capital Corp.
3.850%, 3/1/24	800,000	814,528
3.400%, 3/1/25	400,000	397,581
3.750%, 9/1/28	750,000	751,160

		1,963,269

Total Utilities		127,109,179

Total Corporate Bonds		2,813,832,776

Foreign Government Securities (2.6%)
Canadian Government Bond
2.000%, 11/15/22	3,170,000	3,098,801
Export Development Canada
1.625%, 1/17/20	2,250,000	2,225,583
1.500%, 5/26/21 (x)	1,000,000	974,120
1.375%, 10/21/21	1,000,000	966,219
2.000%, 5/17/22	500,000	489,801
2.500%, 1/24/23	2,000,000	1,986,863
2.750%, 3/15/23	1,000,000	1,002,927
Export-Import Bank of Korea
2.125%, 1/25/20	1,000,000	990,567
5.125%, 6/29/20	500,000	514,736
2.500%, 11/1/20	950,000	939,357
4.000%, 1/29/21	1,500,000	1,523,962
4.375%, 9/15/21	200,000	205,773
3.500%, 11/27/21	320,000	321,888
2.750%, 1/25/22	1,000,000	984,085
5.000%, 4/11/22	500,000	525,122
3.000%, 11/1/22	950,000	937,416
3.625%, 11/27/23	1,000,000	1,004,620
4.000%, 1/14/24	500,000	510,552
2.875%, 1/21/25	1,500,000	1,431,758
3.250%, 11/10/25	1,000,000	971,485
2.625%, 5/26/26	2,000,000	1,857,590
2.375%, 4/21/27 (x)	1,500,000	1,353,668
FMS Wertmanagement AoeR
1.750%, 1/24/20	2,000,000	1,980,718
1.750%, 3/17/20	1,250,000	1,237,110
1.375%, 6/8/21	1,500,000	1,455,943
2.750%, 3/6/23	1,100,000	1,096,527
Iraq Government AID Bond
2.149%, 1/18/22	665,000	653,876
Japan Bank for International Cooperation
2.250%, 2/24/20	1,000,000	994,010
2.125%, 6/1/20	710,000	703,205
2.125%, 7/21/20	250,000	247,278
2.125%, 11/16/20	1,100,000	1,084,221
3.125%, 7/20/21 (x)	815,000	819,109
1.500%, 7/21/21	1,500,000	1,447,859
2.000%, 11/4/21	665,000	648,545
2.500%, 6/1/22	770,000	756,870
2.375%, 7/21/22	250,000	244,274
2.375%, 11/16/22	945,000	918,492
3.250%, 7/20/23	890,000	895,534
3.375%, 7/31/23	2,000,000	2,023,044
3.375%, 10/31/23	1,500,000	1,519,723
2.125%, 2/10/25	1,500,000	1,417,862
2.750%, 1/21/26	1,000,000	974,683
2.375%, 4/20/26	2,000,000	1,898,126
1.875%, 7/21/26	1,500,000	1,370,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.250%, 11/4/26	$1,000,000	$936,169
2.875%, 6/1/27	3,000,000	2,919,118
2.750%, 11/16/27	475,000	455,983
3.250%, 7/20/28 (x)	1,500,000	1,494,294
3.500%, 10/31/28	2,000,000	2,031,090
Japan Finance Organization for Municipalities
4.000%, 1/13/21	700,000	714,366
Japan International Cooperation Agency
2.750%, 4/27/27 (x)	690,000	660,394
3.375%, 6/12/28	500,000	504,841
Kingdom of Jordan
3.000%, 6/30/25	5,000,000	4,999,000
Province of Alberta Canada
2.200%, 7/26/22	1,500,000	1,465,986
3.350%, 11/1/23	1,150,000	1,169,815
3.300%, 3/15/28	1,250,000	1,265,346
Province of British Columbia
2.650%, 9/22/21	2,000,000	1,996,479
2.000%, 10/23/22	1,300,000	1,264,146
2.250%, 6/2/26	1,000,000	955,251
Province of Manitoba
2.125%, 5/4/22	2,000,000	1,943,130
2.100%, 9/6/22	1,468,000	1,426,003
3.050%, 5/14/24	1,000,000	1,004,030
2.125%, 6/22/26	1,000,000	938,163
Province of New Brunswick Canada
2.500%, 12/12/22	250,000	245,676
3.625%, 2/24/28	600,000	622,257
Province of Ontario
4.400%, 4/14/20 (x)	4,000,000	4,080,456
1.875%, 5/21/20	2,500,000	2,469,283
2.550%, 2/12/21	2,650,000	2,636,055
2.400%, 2/8/22	2,500,000	2,465,782
2.450%, 6/29/22	1,700,000	1,674,645
3.400%, 10/17/23 (x)	1,500,000	1,530,712
3.200%, 5/16/24	2,500,000	2,529,698
2.500%, 4/27/26	2,000,000	1,927,240
Province of Quebec
3.500%, 7/29/20	1,700,000	1,720,478
2.750%, 8/25/21	2,100,000	2,099,838
2.375%, 1/31/22	2,500,000	2,470,064
2.625%, 2/13/23	2,531,000	2,514,502
2.875%, 10/16/24	1,000,000	996,395
2.500%, 4/20/26	1,000,000	965,018
2.750%, 4/12/27	1,750,000	1,687,659
Republic of Chile
2.250%, 10/30/22	245,000	235,751
3.125%, 1/21/26 (x)	3,512,000	3,397,860
3.240%, 2/6/28	1,500,000	1,438,500
Republic of Colombia
4.375%, 7/12/21	2,350,000	2,384,662
2.625%, 3/15/23	1,200,000	1,129,500
4.000%, 2/26/24	2,000,000	1,974,500
4.500%, 1/28/26 (x)	1,000,000	998,250
3.875%, 4/25/27	2,250,000	2,147,063
Republic of Hungary
6.375%, 3/29/21	3,000,000	3,164,279
5.375%, 2/21/23	1,000,000	1,058,625
5.375%, 3/25/24	3,000,000	3,197,958
Republic of Indonesia
2.950%, 1/11/23	1,250,000	1,191,797
4.450%, 2/11/24	340,000	340,969
3.500%, 1/11/28	1,000,000	922,500
4.100%, 4/24/28	800,000	775,000
Republic of Italy
6.875%, 9/27/23	2,000,000	2,177,748
Republic of Korea
3.875%, 9/11/23	250,000	257,619
2.750%, 1/19/27	1,750,000	1,676,701
3.500%, 9/20/28	1,000,000	1,004,275
Republic of Panama
5.200%, 1/30/20	1,143,000	1,163,574
4.000%, 9/22/24	890,000	897,342
3.750%, 3/16/25	3,000,000	2,976,750
Republic of Peru
4.125%, 8/25/27 (x)	1,000,000	1,032,500
Republic of Philippines
6.500%, 1/20/20	312,000	322,482
4.000%, 1/15/21	5,750,000	5,799,881
4.200%, 1/21/24	2,400,000	2,466,516
3.000%, 2/1/28	1,150,000	1,088,187
Republic of Poland
5.125%, 4/21/21	1,500,000	1,566,005
5.000%, 3/23/22	2,062,000	2,167,678
3.000%, 3/17/23	1,750,000	1,725,937
4.000%, 1/22/24	2,250,000	2,301,257
3.250%, 4/6/26	1,500,000	1,469,418
Republic of Uruguay
8.000%, 11/18/22 (x)	1,000,000	1,121,750
4.500%, 8/14/24 (x)	500,000	510,625
4.375%, 10/27/27	2,500,000	2,505,625
State of Israel
4.000%, 6/30/22	1,000,000	1,018,500
3.150%, 6/30/23	500,000	498,125
2.875%, 3/16/26	1,500,000	1,444,500
3.250%, 1/17/28	750,000	735,000
Svensk Exportkredit AB
1.750%, 5/18/20	1,500,000	1,480,149
1.875%, 6/23/20	750,000	740,628
2.750%, 10/7/20	1,655,000	1,655,305
3.125%, 11/8/21 (x)	1,250,000	1,262,861
2.375%, 3/9/22	1,000,000	988,718
2.000%, 8/30/22	250,000	243,465
2.875%, 3/14/23	1,500,000	1,507,632
Ukraine Government AID Bonds
1.847%, 5/29/20	3,755,000	3,709,189
1.471%, 9/29/21	1,000,000	966,900
United Mexican States
3.500%, 1/21/21	2,000,000	1,985,500
3.625%, 3/15/22	7,000,000	6,903,750
3.600%, 1/30/25	2,000,000	1,908,500
4.125%, 1/21/26	1,865,000	1,820,706
4.150%, 3/28/27	2,745,000	2,645,494
3.750%, 1/11/28	855,000	798,784

Total Foreign Government Securities		200,886,837

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	2,000	2,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	$4,000	$4,968
City & County of Denver, General Obligation Bonds, Series 2010B 5.650%, 8/1/30	4,000	4,176
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.845%, 1/1/38	2,000	2,069
6.395%, 1/1/40	4,000	5,105
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	4,000	5,163
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	2,000	2,503
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	8,000	9,394
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	4,000	4,535
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E 4.200%, 12/1/21	155,000	158,779
County of Clark Airport System, Revenue Bonds, Series 2009B 6.881%, 7/1/42	4,000	4,075
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.750%, 8/1/49	4,000	5,783
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	204,000	273,074
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	4,000	5,244
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A 2.995%, 7/1/20	750,000	750,982
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	2,000	2,114
7.055%, 4/1/57	4,000	4,493
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue Bonds, Series B 4.053%, 7/1/26	1,000,000	1,023,010
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM
(Zero Coupon), 2/15/23	1,000,000	855,840
Ohio State University, Revenue Bonds, Series 2010C 4.910%, 6/1/40	4,000	4,629
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B 5.511%, 12/1/45	1,000	1,228
5.561%, 12/1/49	3,000	3,767
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 6.793%, 4/1/30	4,000	4,684
7.043%, 4/1/50	4,000	5,683
South Carolina Public Service Authority, South Carolina St Public Service Authority Revenue for Issues Dated Prior To 12/21/10 See 837147 Taxable, Obligs, Series D 2.388%, 12/1/23	1,000,000	948,930
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	350,000	339,941
State of California Federally Taxable General Obligation Bonds Various Purpose 2.800%, 4/1/21	165,000	164,855
3.375%, 4/1/25	190,000	191,024
3.500%, 4/1/28	250,000	249,592
State of California, California St Taxable, General Obligation Bonds 2.367%, 4/1/22	1,000,000	985,390
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E 5.770%, 3/15/39	2,000	2,297
State of Wisconsin, Revenue Bonds, 3.154%, 5/1/27	1,300,000	1,281,735
University of California 3.063%, 7/1/25	500,000	493,465

Total Municipal Bonds		7,800,836

Supranational (3.1%)
African Development Bank
1.375%, 2/12/20	1,000,000	985,104
1.875%, 3/16/20	2,500,000	2,476,495

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.625%, 3/22/21	$1,375,000	$1,374,409
1.250%, 7/26/21	1,000,000	965,659
3.000%, 12/6/21	295,000	298,077
2.125%, 11/16/22	250,000	244,761
3.000%, 9/20/23	3,000,000	3,038,563
Asian Development Bank
1.750%, 1/10/20	5,000,000	4,954,449
1.500%, 1/22/20 (x)	1,000,000	988,030
1.375%, 3/23/20	650,000	640,369
1.625%, 8/26/20	1,000,000	983,810
2.875%, 11/27/20	685,000	685,938
2.250%, 1/20/21 (x)	2,445,000	2,426,205
1.625%, 3/16/21 (x)	2,000,000	1,957,218
1.750%, 6/8/21	3,250,000	3,183,981
2.125%, 11/24/21	1,500,000	1,479,190
2.000%, 2/16/22 (x)	3,000,000	2,942,250
1.875%, 2/18/22	3,000,000	2,930,966
2.750%, 3/17/23 (x)	2,125,000	2,127,840
2.000%, 1/22/25 (x)	3,000,000	2,873,075
2.000%, 4/24/26	1,000,000	946,281
1.750%, 8/14/26	1,000,000	921,602
2.625%, 1/12/27 (x)	2,500,000	2,444,189
2.500%, 11/2/27	2,500,000	2,432,998
2.750%, 1/19/28	1,000,000	991,685
3.125%, 9/26/28	400,000	407,730
Corp. Andina de Fomento
2.200%, 7/18/20	1,250,000	1,230,906
4.375%, 6/15/22	1,500,000	1,550,977
3.750%, 11/23/23	1,310,000	1,331,039
Council of Europe Development Bank
1.875%, 1/27/20	750,000	743,889
1.625%, 3/10/20	1,000,000	988,235
2.625%, 2/13/23	450,000	448,469
European Bank for Reconstruction & Development
1.625%, 5/5/20	3,000,000	2,961,345
2.750%, 4/26/21	1,250,000	1,251,738
1.875%, 2/23/22	1,000,000	975,153
2.125%, 3/7/22	5,500,000	5,403,299
2.750%, 3/7/23	750,000	751,158
European Investment Bank
1.625%, 3/16/20	4,000,000	3,951,082
1.750%, 5/15/20	2,000,000	1,975,264
1.375%, 6/15/20 (x)	5,000,000	4,907,151
1.625%, 8/14/20	4,200,000	4,126,043
2.875%, 9/15/20	2,750,000	2,758,802
1.625%, 12/15/20	1,000,000	980,224
4.000%, 2/16/21	2,200,000	2,259,459
2.000%, 3/15/21	4,000,000	3,942,213
2.500%, 4/15/21	2,000,000	1,992,774
2.375%, 5/13/21	3,000,000	2,979,909
1.625%, 6/15/21 (x)	4,000,000	3,902,292
1.375%, 9/15/21 (x)	3,500,000	3,383,785
2.875%, 12/15/21 (x)	1,875,000	1,887,074
2.250%, 3/15/22	2,500,000	2,467,587
2.250%, 8/15/22 (x)	3,000,000	2,956,556
2.500%, 3/15/23 (x)	6,355,000	6,307,018
2.875%, 8/15/23 (x)	2,000,000	2,012,144
3.125%, 12/14/23	2,250,000	2,290,699
3.250%, 1/29/24	3,100,000	3,175,329
2.500%, 10/15/24	1,000,000	986,018
1.875%, 2/10/25	3,000,000	2,849,201
2.125%, 4/13/26	2,000,000	1,909,432
2.375%, 5/24/27 (x)	1,000,000	963,804
Inter-American Development Bank
3.875%, 2/14/20	3,349,000	3,391,722
1.625%, 5/12/20	3,300,000	3,251,616
1.875%, 6/16/20 (x)	1,500,000	1,482,949
1.375%, 7/15/20 (x)	5,000,000	4,902,739
2.125%, 11/9/20	3,100,000	3,069,913
1.875%, 3/15/21 (x)	1,150,000	1,130,574
2.625%, 4/19/21 (x)	1,405,000	1,404,104
1.250%, 9/14/21	1,000,000	963,961
2.125%, 1/18/22	1,000,000	984,666
1.750%, 9/14/22 (x)	2,500,000	2,414,041
3.000%, 9/26/22	350,000	354,120
2.500%, 1/18/23 (x)	3,500,000	3,475,817
3.000%, 2/21/24 (x)	2,000,000	2,024,566
2.125%, 1/15/25	2,000,000	1,929,508
2.000%, 6/2/26	1,050,000	994,394
3.125%, 9/18/28	750,000	766,441
International Bank for Reconstruction & Development
1.375%, 3/30/20	3,000,000	2,953,546
1.875%, 4/21/20 (x)	3,000,000	2,970,556
1.125%, 8/10/20	2,500,000	2,441,096
1.625%, 9/4/20 (x)	3,985,000	3,920,227
2.125%, 11/1/20 (x)	2,150,000	2,130,844
1.625%, 3/9/21	4,000,000	3,915,248
1.375%, 5/24/21	4,000,000	3,884,393
2.250%, 6/24/21	3,000,000	2,973,533
2.750%, 7/23/21 (x)	2,000,000	2,005,987
1.375%, 9/20/21 (x)	3,000,000	2,902,205
2.125%, 12/13/21	5,000,000	4,927,900
2.000%, 1/26/22	3,500,000	3,434,100
1.625%, 2/10/22 (x)	3,000,000	2,909,389
1.875%, 10/7/22	1,000,000	972,180
7.625%, 1/19/23 (x)	1,000,000	1,188,935
2.125%, 2/13/23 (x)	1,319,000	1,290,928
1.750%, 4/19/23	1,000,000	962,550
3.000%, 9/27/23 (x)	2,250,000	2,280,982
2.500%, 11/25/24	3,500,000	3,468,129
2.125%, 3/3/25	450,000	435,131
2.500%, 7/29/25	3,000,000	2,950,347
3.125%, 11/20/25	350,000	356,665
1.875%, 10/27/26 (x)	2,000,000	1,875,631
International Finance Corp.
1.625%, 7/16/20 (x)	1,500,000	1,477,695
2.250%, 1/25/21	2,000,000	1,986,786
1.125%, 7/20/21 (x)	1,250,000	1,205,302
2.000%, 10/24/22	750,000	732,216
2.875%, 7/31/23	805,000	811,206
2.125%, 4/7/26	2,000,000	1,920,649
Nordic Investment Bank
2.500%, 4/28/20	500,000	498,835
1.625%, 11/20/20 (x)	495,000	485,675
2.250%, 2/1/21 (x)	1,500,000	1,487,588
1.250%, 8/2/21	2,000,000	1,931,770
2.125%, 2/1/22	1,000,000	983,871
2.875%, 7/19/23	750,000	754,552
North American Development Bank
2.400%, 10/26/22	1,150,000	1,125,540

Total Supranational		233,394,260

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
U.S. Government Agency Securities (2.0%)
FFCB
2.375%, 4/13/20	$2,500,000	$2,497,567
1.550%, 5/8/20	500,000	493,051
2.550%, 5/15/20	3,000,000	3,003,119
1.680%, 10/13/20	1,000,000	985,851
2.350%, 2/12/21	500,000	498,116
1.620%, 4/20/21	1,000,000	973,028
1.500%, 7/6/21	1,000,000	967,420
1.950%, 11/2/21	1,000,000	983,196
1.680%, 1/5/22	1,000,000	967,468
FHLB
2.125%, 2/11/20	500,000	497,327
1.875%, 3/13/20	2,000,000	1,984,788
4.125%, 3/13/20	4,000,000	4,073,330
2.375%, 3/30/20	5,000,000	4,986,581
2.625%, 5/28/20	8,000,000	8,007,594
1.750%, 7/13/20	1,500,000	1,483,349
1.830%, 7/29/20	1,000,000	990,216
1.800%, 8/28/20	1,500,000	1,483,076
2.625%, 10/1/20	4,000,000	4,001,332
1.950%, 11/5/20	5,000,000	4,925,061
1.870%, 2/10/21	1,500,000	1,480,352
1.375%, 2/18/21	3,150,000	3,078,163
1.750%, 3/12/21	2,000,000	1,964,193
1.125%, 7/14/21	10,000,000	9,668,139
1.875%, 11/29/21	5,000,000	4,914,320
2.160%, 8/17/22	2,750,000	2,705,917
2.510%, 12/29/22	2,000,000	1,974,151
2.875%, 9/13/24	2,000,000	2,018,060
5.500%, 7/15/36	3,000	3,872
FHLMC
1.500%, 1/17/20	3,000,000	2,965,878
1.800%, 4/13/20	500,000	495,688
1.625%, 9/29/20 (x)	1,630,000	1,603,164
1.875%, 11/17/20 (x)	1,000,000	986,940
2.250%, 11/24/20	7,500,000	7,443,431
1.330%, 12/30/20	1,000,000	976,394
2.375%, 2/16/21	2,000,000	1,991,540
1.930%, 8/27/21	1,000,000	980,919
2.375%, 1/13/22	7,947,000	7,913,330
2.753%, 1/30/23	2,500,000	2,486,489
3.200%, 5/15/23	3,000,000	3,000,115
3.350%, 7/26/23	2,500,000	2,501,047
FNMA
1.650%, 1/27/20	1,000,000	990,924
1.500%, 2/28/20	3,500,000	3,457,623
1.500%, 6/22/20	2,500,000	2,461,561
1.500%, 11/30/20	2,817,000	2,759,876
1.875%, 12/28/20	1,313,000	1,298,183
1.375%, 2/26/21 (x)	3,000,000	2,926,577
1.250%, 5/6/21 (x)	5,000,000	4,851,348
1.250%, 8/17/21	5,000,000	4,842,993
1.375%, 10/7/21	2,000,000	1,938,529
2.000%, 1/5/22 (x)	5,000,000	4,924,549
1.875%, 4/5/22	1,000,000	979,728
2.625%, 9/6/24 (x)	2,500,000	2,493,738
2.125%, 4/24/26 (x)	8,165,000	7,806,600
1.875%, 9/24/26 (x)	2,000,000	1,856,221
Tennessee Valley Authority
2.250%, 3/15/20	1,000,000	996,428
3.875%, 2/15/21	2,830,000	2,903,213
1.875%, 8/15/22 (x)	1,000,000	976,275
2.875%, 9/15/24	2,400,000	2,415,379
2.875%, 2/1/27	1,000,000	992,796

Total U.S. Government Agency Securities		156,826,113

U.S. Treasury Obligations (47.2%)
U.S. Treasury Bonds
8.750%, 8/15/20	1,880,000	2,062,566
7.125%, 2/15/23	4,312,000	5,083,275
U.S. Treasury Notes
1.250%, 1/31/20	25,000,000	24,636,067
1.375%, 1/31/20	20,000,000	19,736,848
1.375%, 2/15/20	35,000,000	34,516,472
3.625%, 2/15/20	20,355,000	20,574,451
1.250%, 2/29/20	2,500,000	2,461,442
1.375%, 2/29/20	20,000,000	19,721,614
1.625%, 3/15/20	20,000,000	19,777,604
1.125%, 3/31/20	7,500,000	7,369,190
1.375%, 3/31/20	30,000,000	29,558,595
1.500%, 4/15/20	20,000,000	19,732,552
1.125%, 4/30/20	2,000,000	1,962,201
1.375%, 4/30/20	35,000,000	34,459,733
2.375%, 4/30/20	5,000,000	4,986,979
3.500%, 5/15/20	25,524,000	25,833,578
1.375%, 5/31/20	16,061,000	15,799,800
1.500%, 5/31/20	20,000,000	19,705,338
1.500%, 6/15/20	10,000,000	9,850,391
1.625%, 6/30/20	25,000,000	24,661,785
1.500%, 7/15/20	25,000,000	24,607,423
1.500%, 8/15/20	2,500,000	2,459,033
2.625%, 8/15/20	33,187,000	33,230,860
1.375%, 8/31/20	25,000,000	24,529,135
2.125%, 8/31/20	31,000,000	30,791,516
2.625%, 8/31/20	30,000,000	30,039,063
1.375%, 9/30/20	15,000,000	14,704,590
2.000%, 9/30/20	1,100,000	1,090,246
1.375%, 10/31/20	15,000,000	14,695,605
2.625%, 11/15/20	21,196,000	21,232,707
1.625%, 11/30/20	10,000,000	9,835,026
2.000%, 11/30/20	1,000,000	990,729
1.875%, 12/15/20	10,000,000	9,881,641
1.750%, 12/31/20	20,000,000	19,717,838
2.375%, 12/31/20	16,000,000	15,965,208
2.000%, 1/15/21	5,000,000	4,950,130
1.375%, 1/31/21	40,000,000	39,087,500
2.125%, 1/31/21	35,000,000	34,731,574
3.625%, 2/15/21	40,140,000	41,068,759
1.125%, 2/28/21	45,000,000	43,707,420
2.000%, 2/28/21	1,000,000	989,570
1.250%, 3/31/21	45,000,000	43,812,306
2.250%, 3/31/21	1,100,000	1,094,271
1.375%, 4/30/21	45,000,000	43,889,062
2.250%, 4/30/21	5,000,000	4,976,498
3.125%, 5/15/21	19,069,000	19,353,794
1.375%, 5/31/21	7,500,000	7,307,910
1.125%, 6/30/21	45,000,000	43,550,978
1.125%, 7/31/21	50,000,000	48,310,545
2.250%, 7/31/21	15,000,000	14,916,991
2.125%, 8/15/21	50,062,000	49,601,144

See Notes to Financial Statements.

1001

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
1.125%, 8/31/21	$45,000,000	$43,433,788
2.000%, 8/31/21	20,000,000	19,751,562
1.125%, 9/30/21	40,000,000	38,578,124
2.125%, 9/30/21	32,500,000	32,188,965
1.250%, 10/31/21	42,500,000	41,080,568
2.000%, 10/31/21	25,000,000	24,677,735
2.000%, 11/15/21	37,978,000	37,486,956
1.750%, 11/30/21	47,500,000	46,543,198
1.500%, 1/31/22	40,000,000	38,857,292
1.875%, 1/31/22	35,000,000	34,375,653
2.000%, 2/15/22	35,162,000	34,667,077
1.750%, 2/28/22	25,000,000	24,455,078
1.875%, 2/28/22	30,000,000	29,453,907
1.750%, 3/31/22	25,000,000	24,439,127
1.875%, 3/31/22	31,500,000	30,906,915
1.750%, 4/30/22	5,000,000	4,884,049
1.875%, 4/30/22	25,000,000	24,519,858
1.750%, 5/15/22	17,936,000	17,513,756
1.750%, 5/31/22	25,000,000	24,405,925
1.875%, 5/31/22	15,000,000	14,703,906
1.750%, 6/30/22	17,500,000	17,075,261
1.875%, 7/31/22	30,000,000	29,377,734
2.000%, 7/31/22	22,000,000	21,636,197
1.625%, 8/15/22	46,428,800	45,045,607
1.625%, 8/31/22	22,000,000	21,339,140
1.875%, 8/31/22	35,000,000	34,249,414
1.750%, 9/30/22	30,000,000	29,206,251
1.875%, 10/31/22	12,500,000	12,219,239
1.625%, 11/15/22	35,304,700	34,180,743
2.000%, 11/30/22	15,000,000	14,728,515
2.125%, 12/31/22	2,000,000	1,971,927
1.750%, 1/31/23	37,500,000	36,416,017
2.375%, 1/31/23	27,000,000	26,877,304
2.000%, 2/15/23	45,530,900	44,645,183
1.500%, 2/28/23	38,000,000	36,507,709
2.625%, 2/28/23	24,000,000	24,123,749
1.500%, 3/31/23	32,000,000	30,722,083
2.500%, 3/31/23	15,000,000	15,002,343
1.625%, 4/30/23	27,500,000	26,519,237
1.750%, 5/15/23	36,514,600	35,385,879
1.625%, 5/31/23	37,000,000	35,646,706
2.750%, 5/31/23	25,000,000	25,275,715
1.375%, 6/30/23	40,000,000	38,086,460
2.625%, 6/30/23	9,500,000	9,550,469
1.250%, 7/31/23	41,500,000	39,252,082
2.500%, 8/15/23	24,250,000	24,243,685
1.375%, 8/31/23	22,000,000	20,912,890
1.375%, 9/30/23	39,000,000	37,025,625
1.625%, 10/31/23	43,000,000	41,270,480
2.750%, 11/15/23	40,000,000	40,440,624
2.250%, 12/31/23	42,000,000	41,472,266
2.750%, 2/15/24	39,000,000	39,418,946
2.125%, 2/29/24	35,000,000	34,331,444
2.000%, 4/30/24	25,000,000	24,342,122
2.500%, 5/15/24	43,000,000	42,923,856
2.000%, 6/30/24	27,500,000	26,743,035
2.125%, 7/31/24	35,000,000	34,239,842
2.375%, 8/15/24	35,000,000	34,684,181
1.875%, 8/31/24	36,000,000	34,751,718
2.125%, 9/30/24	35,000,000	34,204,751
2.250%, 10/31/24	5,000,000	4,917,058
2.250%, 11/15/24	36,000,000	35,385,937
2.250%, 12/31/24	20,000,000	19,650,520
2.500%, 1/31/25	8,000,000	7,969,687
2.000%, 2/15/25	40,000,000	38,694,792
2.625%, 3/31/25	23,000,000	23,067,682
2.125%, 5/15/25	50,000,000	48,656,900
2.000%, 8/15/25	47,500,000	45,797,296
2.250%, 11/15/25	37,000,000	36,186,770
1.625%, 2/15/26	50,000,000	46,805,990
1.625%, 5/15/26	55,000,000	51,358,401
1.500%, 8/15/26	50,000,000	46,124,350
2.000%, 11/15/26	40,000,000	38,182,292
2.250%, 2/15/27	45,000,000	43,700,976
2.375%, 5/15/27	48,000,000	46,995,000
2.250%, 8/15/27	43,000,000	41,615,379
2.250%, 11/15/27	40,000,000	38,639,064
2.750%, 2/15/28	39,500,000	39,704,701
2.875%, 5/15/28	37,000,000	37,567,043
2.875%, 8/15/28	37,500,000	38,077,635
3.125%, 11/15/28	50,500,000	52,384,544

Total U.S. Treasury Obligations		3,602,061,438

Total Long-Term Debt Securities (91.9%) (Cost $7,129,783,144)		7,018,823,300

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
FHLMC,
Series Z
(ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.375% (k)*	17,000	119,000
FNMA,
Series S
(ICE LIBOR USD 3 Month + 4.23%, 7.75% Floor), 8.250% (k)*	22,000	152,900

Total Preferred Stocks (0.0%) (Cost $18,166)		271,900

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (6.9%)
iShares 1-3 Year Treasury Bond ETF (x)	580,000	48,499,600
iShares 3-7 Year Treasury Bond ETF (x)	203,449	24,698,709
iShares 7-10 Year Treasury Bond ETF (x)	25,971	2,706,178
Schwab Intermediate-Term U.S. Treasury ETF (x)	500,000	26,475,000
Schwab Short-Term U.S. Treasury ETF (x)	600,000	29,946,000
Vanguard Intermediate-Term Treasury ETF (x)	2,900,000	184,063,000

See Notes to Financial Statements.

1002

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Vanguard Short-Term Treasury ETF (x)	3,600,000	$216,432,000

Total Exchange Traded Funds (6.9%) (Cost $529,035,191)		532,820,487

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.3%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $5,643,777, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $5,755,738. (xx)	$5,642,877	5,642,877
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $12,006,043, collateralized by various Common Stocks; total market value $13,359,863. (xx)	12,000,000	12,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $25,003,556, collateralized by various Common Stocks; total market value $27,830,307. (xx)	25,000,000	25,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $34,015,933, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $34,680,000. (xx)	34,000,000	34,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $2,000,937, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $2,040,000. (xx)	2,000,000	2,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $25,012,444, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $27,386,897. (xx)	25,000,000	25,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $29,014,436, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $31,768,801. (xx)	29,000,000	29,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $40,019,911, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $43,819,035. (xx)	40,000,000	40,000,000

Total Repurchase Agreements		172,642,877

Total Short-Term Investments (2.3%) (Cost $172,642,877)		172,642,877

Total Investments in Securities (101.1%) (Cost $7,831,479,378)		7,724,558,564
Other Assets Less Liabilities (-1.1%)		(87,717,264)

Net Assets (100%)		$7,636,841,300

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $44,613,140 or 0.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

1003

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $1,459,245 or 0.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $185,073,129. This was collateralized by $16,213,501 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 11/15/48 and by cash of $172,642,877 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$4,021,040	$—	$4,021,040
Corporate Bonds
Communication Services	—	149,094,974	—	149,094,974
Consumer Discretionary	—	108,616,767	—	108,616,767
Consumer Staples	—	192,166,508	—	192,166,508
Energy	—	228,902,198	—	228,902,198
Financials	—	1,170,138,689	—	1,170,138,689
Health Care	—	267,044,124	—	267,044,124
Industrials	—	158,313,932	—	158,313,932
Information Technology	—	235,808,883	—	235,808,883
Materials	—	68,217,499	—	68,217,499
Real Estate	—	108,420,023	—	108,420,023
Utilities	—	127,109,179	—	127,109,179
Exchange Traded Funds	532,820,487	—	—	532,820,487
Foreign Government Securities	—	200,886,837	—	200,886,837
Municipal Bonds	—	7,800,836	—	7,800,836
Preferred Stocks
Financials	271,900	—	—	271,900
Short-Term Investments
Repurchase Agreements	—	172,642,877	—	172,642,877
Supranational	—	233,394,260	—	233,394,260
U.S. Government Agency Securities	—	156,826,113	—	156,826,113
U.S. Treasury Obligations	—	3,602,061,438	—	3,602,061,438

Total Assets	$533,092,387	$7,191,466,177	$—	$7,724,558,564

Total Liabilities	$—	$—	$—	$—

Total	$533,092,387	$7,191,466,177	$—	$7,724,558,564

See Notes to Financial Statements.

1004

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,114,112,759
Long-term U.S. government debt securities	1,778,449,883

$2,892,562,642

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,159,484,238
Long-term U.S. government debt securities	2,341,174,195

$3,500,658,433

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,176,784
Aggregate gross unrealized depreciation	(132,423,707)

Net unrealized depreciation	$(107,246,923)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,831,805,487

See Notes to Financial Statements.

1005

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $7,658,836,501)	$7,551,915,687
Repurchase Agreements (Cost $172,642,877)	172,642,877
Cash	32,067,754
Foreign cash (Cost $484)	413
Dividends, interest and other receivables	48,670,687
Receivable for securities sold	15,354,136
Receivable for Portfolio shares sold	717,465
Securities lending income receivable	155,297
Other assets	35,337

Total assets	7,821,559,653

LIABILITIES
Payable for return of collateral on securities loaned	172,642,877
Payable for securities purchased	5,186,133
Payable for Portfolio shares redeemed	3,285,086
Investment management fees payable	2,039,604
Administrative fees payable	638,969
Distribution fees payable – Class IB	396,709
Distribution fees payable – Class IA	13,338
Trustees’ fees payable	12,933
Other liabilities	87,084
Accrued expenses	415,620

Total liabilities	184,718,353

NET ASSETS	$7,636,841,300

Net assets were comprised of:
Paid in capital	$7,768,159,992
Total distributable earnings (loss)	(131,318,692)

Net assets	$7,636,841,300

Class IA
Net asset value, offering and redemption price per share, $63,477,219 / 6,564,969 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

Class IB
Net asset value, offering and redemption price per share, $1,876,714,552 / 193,757,613 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.69

Class K
Net asset value, offering and redemption price per share, $5,696,649,529 / 589,269,418 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

(x)	Includes value of securities on loan of $185,073,129.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$193,941,481
Dividends	10,234,788
Securities lending (net)	1,200,555

Total income	205,376,824

EXPENSES
Investment management fees	25,104,219
Administrative fees	7,984,702
Distribution fees – Class IB	4,825,802
Printing and mailing expenses	617,536
Trustees’ fees	214,684
Professional fees	172,973
Custodian fees	170,000
Distribution fees – Class IA	161,161
Miscellaneous	323,191

Total expenses	39,574,268

NET INVESTMENT INCOME (LOSS)	165,802,556

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(23,451,343)
Change in unrealized appreciation (depreciation) on:
Investments in securities	(116,275,036)
Foreign currency translations	(19)

Net change in unrealized appreciation (depreciation)	(116,275,055)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(139,726,398)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,076,158

See Notes to Financial Statements.

1006

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$165,802,556	$146,701,189
Net realized gain (loss)	(23,451,343)	19,095,363
Net change in unrealized appreciation (depreciation)	(116,275,055)	(28,740,278)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,076,158	137,056,274

Distributions to shareholders: (a)
Class IA	(1,200,271)	(1,107,870)
Class IB	(35,782,276)	(30,437,745)
Class K	(129,007,033)	(115,233,985)

Total distributions to shareholders	(165,989,580)	(146,779,600)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 428,303 and 3,283,418 shares, respectively ]	4,149,838	32,482,238
Capital shares issued in reinvestment of dividends [ 125,248 and 112,475 shares, respectively ]	1,200,271	1,107,870
Capital shares repurchased [ (972,081) and (3,993,354) shares, respectively ]	(9,449,520)	(39,655,978)

Total Class IA transactions	(4,099,411)	(6,065,870)

Class IB
Capital shares sold [ 12,298,477 and 21,690,614 shares, respectively ]	119,453,051	214,793,996
Capital shares issued in reinvestment of dividends [ 3,727,405 and 3,084,902 shares, respectively ]	35,782,276	30,437,745
Capital shares repurchased [ (26,861,692) and (23,982,409) shares, respectively ]	(261,031,569)	(239,418,577)

Total Class IB transactions	(105,796,242)	5,813,164

Class K
Capital shares sold [ 48,336,267 and 63,283,578 shares, respectively ]	471,349,476	631,240,021
Capital shares issued in reinvestment of dividends [ 13,466,036 and 11,702,650 shares, respectively ]	129,007,033	115,233,985
Capital shares repurchased [ (110,348,537) and (66,798,898) shares, respectively ]	(1,069,839,564)	(665,678,897)

Total Class K transactions	(469,483,055)	80,795,109

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(579,378,708)	80,542,403

TOTAL INCREASE (DECREASE) IN NET ASSETS	(719,292,130)	70,819,077
NET ASSETS:
Beginning of year	8,356,133,430	8,285,314,353

End of year (b)	$7,636,841,300	$8,356,133,430

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,107,870, $30,437,745 and $115,233,985 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $2,851 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

1007

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.84	$9.85	$9.87	$9.97	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.16	0.15	0.15	0.14
Net realized and unrealized gain (loss)	(0.16)	(0.01)	(0.02)	(0.10)	0.09

Total from investment operations	0.02	0.15	0.13	0.05	0.23

Less distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.15)	(0.15)	(0.13)

Net asset value, end of year	$9.67	$9.84	$9.85	$9.87	$9.97

Total return	0.20%	1.50%	1.35%	0.51%	2.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$63,477	$68,684	$74,665	$80,568	$88,462
Ratio of expenses to average net assets (f)	0.67%	0.69%	0.70%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.83%	1.58%	1.50%	1.45%	1.35%
Portfolio turnover rate^	36%	28%	25%	23%	24%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.85	$9.87	$9.88	$9.99	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.16	0.15	0.15	0.14
Net realized and unrealized gain (loss)	(0.15)	(0.02)	(0.01)	(0.11)	0.10

Total from investment operations	0.03	0.14	0.14	0.04	0.24

Less distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.15)	(0.15)	(0.13)

Net asset value, end of year	$9.69	$9.85	$9.87	$9.88	$9.99

Total return	0.30%	1.40%	1.45%	0.41%	2.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,876,715	$2,015,642	$2,010,611	$2,104,528	$2,251,635
Ratio of expenses to average net assets (f)	0.67%	0.69%	0.70%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.83%	1.58%	1.50%	1.46%	1.35%
Portfolio turnover rate^	36%	28%	25%	23%	24%

See Notes to Financial Statements.

1008

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.83	$9.85	$9.86	$9.97	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.18	0.18	0.17	0.16
Net realized and unrealized gain (loss)	(0.15)	(0.02)	(0.01)	(0.10)	0.10

Total from investment operations	0.05	0.16	0.17	0.07	0.26

Less distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.18)	(0.18)	(0.16)

Net asset value, end of year	$9.67	$9.83	$9.85	$9.86	$9.97

Total return	0.55%	1.66%	1.71%	0.66%	2.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,696,650	$6,271,807	$6,200,038	$6,099,108	$6,223,006
Ratio of expenses to average net assets (f)	0.42%	0.44%	0.45%	0.46%	0.46%
Ratio of net investment income (loss) to average net assets (f)	2.08%	1.83%	1.75%	1.71%	1.60%
Portfolio turnover rate^	36%	28%	25%	23%	24%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1009

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(15.21)%	(0.25)%	(1.11)%
Portfolio – Class K Shares*	(15.07)	(0.01)	(0.87)
MSCI Emerging Markets (Gross Dividends) IndexSM	(14.25)	2.03	1.21

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (15.21)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Gross Dividends) IndexSM, which returned (14.25)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Underweighting the consumer discretionary and information technology sectors added to relative performance.

•	A large underweight in the information technology sector and overweight in the industrial sector contributed to relative results.

•	Stock selection added to relative performance in the information technology, consumer staples, financials and industrials sectors.

What hurt performance during the year:

•	The worst performing sectors during the year were relative underweight positions in financials, energy and communication services.

•	A relative overweight position in Shanghai Fosun Pharmaceutical Group Co. Ltd. detracted most from performance on an individual level.

•	Health care stock selection also detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

At year end, the Portfolio had relative overweight positions to consumer discretionary, financials, health care, information technology, and materials. The Portfolio has relative underweight positions to consumer staples, energy, industrials, real estate, telecommunication and utilities.

As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We continue to focus on owning fundamentally sound companies that we believe are well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Exchange Traded Funds	$26,154,454	47.9%
Investment Company	10,221,423	18.7
Financials	4,895,992	9.0
Information Technology	3,681,261	6.7
Materials	1,843,589	3.4
Industrials	1,508,011	2.8
Energy	1,162,453	2.1
Consumer Staples	1,121,530	2.1
Consumer Discretionary	832,806	1.5
Health Care	660,712	1.2
Communication Services	578,704	1.1
Repurchase Agreements	276,081	0.5
Cash and Other	1,644,743	3.0

		100.0%

1010

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$914.90	$5.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11
Class K
Actual	1,000.00	915.40	4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1011

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (3.1%)
Banco Bradesco SA (ADR)	41,993	$415,311
Cielo SA	77,954	178,773
Embraer SA	52,300	290,036
Itau Unibanco Holding SA (ADR)	48,565	443,884
Petroleo Brasileiro SA (ADR)*	29,220	380,152

		1,708,156

Chile (0.6%)
Sociedad Quimica y Minera de Chile SA (ADR) (x)	7,866	301,268

China (9.2%)
Anhui Conch Cement Co. Ltd., Class H	112,000	537,420
ANTA Sports Products Ltd.	74,000	351,884
Baidu, Inc. (ADR)*	1,941	307,843
BYD Co. Ltd., Class H	54,000	340,359
China BlueChemical Ltd., Class H	514,000	160,818
China Oilfield Services Ltd., Class H	234,000	199,967
China Petroleum & Chemical Corp., Class H	412,400	294,650
Dongfeng Motor Group Co. Ltd., Class H	156,000	140,563
Industrial & Commercial Bank of China Ltd., Class H	373,000	264,715
Jiangxi Copper Co. Ltd., Class H	271,000	317,812
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	89,500	260,415
Sinopharm Group Co. Ltd., Class H	95,600	400,297
TravelSky Technology Ltd., Class H	210,000	534,504
Weichai Power Co. Ltd., Class H	674,000	764,304
Zhejiang Expressway Co. Ltd., Class H	174,000	151,361

		5,026,912

Colombia (0.5%)
Bancolombia SA (ADR)	7,750	295,275

Czech Republic (0.7%)
Komercni banka A/S	9,367	353,238

Hungary (0.5%)
MOL Hungarian Oil & Gas plc	26,209	287,684

India (2.1%)
HDFC Bank Ltd. (ADR)	5,726	593,157
ICICI Bank Ltd. (ADR)	53,249	547,932

		1,141,089

Indonesia (1.5%)
Bank Rakyat Indonesia Persero Tbk. PT	1,779,800	454,313
Indofood Sukses Makmur Tbk. PT	516,300	267,888
Media Nusantara Citra Tbk. PT	2,161,400	103,923

		826,124

Malaysia (0.3%)
AMMB Holdings Bhd.	132,400	138,844

Mexico (0.3%)
Grupo Financiero Banorte SAB de CV, Class O	34,900	170,098

South Africa (1.3%)
FirstRand Ltd.	89,751	408,918
Investec Ltd.	56,832	312,089

		721,007

South Korea (3.2%)
CJ Corp.*	2,661	289,193
CJ Corp. (Preference) (q)(r)*	399	13,117
DB Insurance Co. Ltd.*	3,958	249,677
KT Corp.	5,797	166,938
POSCO	1,405	307,551
Samsung Electronics Co. Ltd.	21,021	727,341

		1,753,817

Taiwan (4.9%)
ASE Technology Holding Co. Ltd.*	238,512	447,252
Hon Hai Precision Industry Co. Ltd.*	92,800	214,194
Micro-Star International Co. Ltd.	195,000	479,871
Taiwan Semiconductor Manufacturing Co. Ltd.	104,000	754,965
Uni-President Enterprises Corp.	195,750	443,021
WPG Holdings Ltd.*	287,520	344,361

		2,683,664

Thailand (0.9%)
Kasikornbank PCL	43,800	248,541
PTT Global Chemical PCL	100,100	218,720

		467,261

United States (0.8%)
JBS SA	137,800	410,621

Total Common Stocks (29.9%) (Cost $16,813,362)		16,285,058

EXCHANGE TRADED FUNDS (ETF):
Equity (47.9%)
iShares Core MSCI Emerging Markets ETF	370,002	17,445,594
Vanguard FTSE Emerging Markets ETF	228,579	8,708,860

Total Exchange Traded Funds (47.9%) (Cost $27,762,770)		26,154,454

SHORT-TERM INVESTMENTS:
Investment Company (18.7%)
JPMorgan Prime Money Market Fund, IM Shares	10,220,401	10,221,423

See Notes to Financial Statements.

1012

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.5%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $58,251, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $59,416. (xx)	$58,242	$58,242
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $100,016, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $102,026. (xx)	100,000	100,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $17,842, collateralized by various Common Stocks; total market value $19,859. (xx)	17,839	17,839
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $100,016, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $102,000. (xx)	100,000	100,000

Total Repurchase Agreements		276,081

Total Short-Term Investments (19.2%) (Cost $10,499,539)		10,497,504

Total Investments in Securities (97.0%) (Cost $55,075,671)		52,937,016
Other Assets Less Liabilities (3.0%)		1,644,743

Net Assets (100%)		$54,581,759

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $271,126. This was collateralized by cash of $276,081 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Exchange Traded Funds	$26,154,454	47.9%
Investment Company	10,221,423	18.7
Financials	4,895,992	9.0
Information Technology	3,681,261	6.7
Materials	1,843,589	3.4
Industrials	1,508,011	2.8
Energy	1,162,453	2.1
Consumer Staples	1,121,530	2.1
Consumer Discretionary	832,806	1.5
Health Care	660,712	1.2
Communication Services	578,704	1.1
Repurchase Agreements	276,081	0.5
Cash and Other	1,644,743	3.0

		100.0%

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	243	3/2019	USD	11,746,620	(296,348)

					(296,348)

See Notes to Financial Statements.

1013

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$1,239,347	$468,809	$—	$1,708,156
Chile	301,268	—	—	301,268
China	307,843	4,719,069	—	5,026,912
Colombia	295,275	—	—	295,275
Czech Republic	—	353,238	—	353,238
Hungary	—	287,684	—	287,684
India	1,141,089	—	—	1,141,089
Indonesia	—	826,124	—	826,124
Malaysia	—	138,844	—	138,844
Mexico	170,098	—	—	170,098
South Africa	—	721,007	—	721,007
South Korea	—	1,740,700	13,117	1,753,817
Taiwan	—	2,683,664	—	2,683,664
Thailand	—	467,261	—	467,261
United States	—	410,621	—	410,621
Exchange Traded Funds	26,154,454	—	—	26,154,454
Short-Term Investments
Investment Company	10,221,423	—	—	10,221,423
Repurchase Agreements	—	276,081	—	276,081

Total Assets	$39,830,797	$13,093,102	$13,117	$52,937,016

Liabilities:
Futures	$(296,348)	$—	$—	$(296,348)

Total Liabilities	$(296,348)	$—	$—	$(296,348)

Total	$39,534,449	$13,093,102	$13,117	$52,640,668

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(296,348	)*

Total		$(296,348)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1014

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,085)	$(1,085)
Equity contracts	(1,382,179)	—	(1,382,179)

Total	$(1,382,179)	$(1,085)	$(1,383,264)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(968,671)	$(968,671)

Total	$(968,671)	$(968,671)

^ This Portfolio held forward foreign currency contracts and futures contracts for hedging and as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $11,000 for one month and futures contracts with an average notional balance of approximately $12,667,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,794,974
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,713,770

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,254,474
Aggregate gross unrealized depreciation	(4,449,097)

Net unrealized depreciation	$(2,194,623)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$54,835,291

See Notes to Financial Statements.

1015

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $54,799,590)	$52,660,935
Repurchase Agreements (Cost $276,081)	276,081
Cash	1,328,731
Foreign cash (Cost $2)	2
Cash held as collateral at broker for futures	638,000
Receivable for Portfolio shares sold	87,490
Dividends, interest and other receivables	31,999
Securities lending income receivable	652
Other assets	266

Total assets	55,024,156

LIABILITIES
Payable for return of collateral on securities loaned	276,081
Due to broker for futures variation margin	42,524
Investment management fees payable	19,468
Payable for Portfolio shares redeemed	9,895
Administrative fees payable	5,725
Distribution fees payable – Class IB	4,533
Accrued expenses	84,171

Total liabilities	442,397

NET ASSETS	$54,581,759

Net assets were comprised of:
Paid in capital	$59,020,162
Total distributable earnings (loss)	(4,438,403)

Net assets	$54,581,759

Class IB
Net asset value, offering and redemption price per share, $21,221,413 / 2,462,285 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.62

Class K
Net asset value, offering and redemption price per share, $33,360,346 / 3,872,687 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.61

(x)	Includes value of securities on loan of $271,126.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $60,191 foreign withholding tax)	$1,472,895
Interest	26,353
Securities lending (net)	9,434

Total income	1,508,682

EXPENSES
Investment management fees	410,583
Custodian fees	73,000
Administrative fees	70,995
Professional fees	60,690
Distribution fees – Class IB	56,805
Printing and mailing expenses	15,627
Trustees’ fees	1,412
Miscellaneous	11,760

Gross expenses	700,872
Less: Waiver from investment manager	(87,153)

Net expenses	613,719

NET INVESTMENT INCOME (LOSS)	894,963

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	111,502
Futures contracts	(1,382,179)
Forward foreign currency contracts	(1,085)
Foreign currency transactions	(7,794)

Net realized gain (loss)	(1,279,556)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(8,113,503)
Futures contracts	(968,671)
Foreign currency translations	13

Net change in unrealized appreciation (depreciation)	(9,082,161)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,361,717)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,466,754)

See Notes to Financial Statements.

1016

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$894,963	$621,663
Net realized gain (loss)	(1,279,556)	2,609,790
Net change in unrealized appreciation (depreciation)	(9,082,161)	11,457,618

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,466,754)	14,689,071

Distributions to shareholders: (a)
Class IB	(449,321)	(622,136)
Class K	(798,808)	(1,268,370)

Total distributions to shareholders	(1,248,129)	(1,890,506)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,082,599 and 1,252,409 shares, respectively ]	10,951,785	11,892,725
Capital shares issued in reinvestment of dividends and distributions [ 50,257 and 62,294 shares, respectively ]	449,321	622,136
Capital shares repurchased [ (659,999) and (565,309) shares, respectively ]	(6,492,575)	(5,363,455)

Total Class IB transactions	4,908,531	7,151,406

Class K
Capital shares sold [ 690,114 and 517,180 shares, respectively ]	6,629,661	4,848,915
Capital shares issued in reinvestment of dividends and distributions [ 89,527 and 127,045 shares, respectively ]	798,808	1,268,370
Capital shares repurchased [ (579,143) and (904,675) shares, respectively ]	(5,815,016)	(8,699,285)

Total Class K transactions	1,613,453	(2,582,000)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,521,984	4,569,406

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,192,899)	17,367,971
NET ASSETS:
Beginning of year	58,774,658	41,406,687

End of year (b)	$54,581,759	$58,774,658

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $175,098 and $417,483 for Classes IB and K, respectively; and dividends from net realized capital gains of $447,038 and $850,887 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $14,502 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.38	$8.01	$7.36	$9.05	$9.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.11	0.05	0.04	0.06
Net realized and unrealized gain (loss)	(1.71)	2.59	0.66	(1.68)	(0.36)

Total from investment operations	(1.57)	2.70	0.71	(1.64)	(0.30)

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.05)	(0.05)	(0.05)
Distributions from net realized gains	(0.06)	(0.24)	—	—	(0.03)
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(0.19)	(0.33)	(0.06)	(0.05)	(0.08)

Net asset value, end of year	$8.62	$10.38	$8.01	$7.36	$9.05

Total return	(15.21)%	33.93%	9.70%	(18.09)%	(3.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,221	$20,656	$9,929	$6,493	$11,062
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.20%	1.23%	1.25%	1.25%
Before waivers (f)	1.35%	1.39%	1.47%	1.45%	1.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.40%	1.15%	0.68%	0.43%	0.60%
Before waivers (f)	1.25%	0.96%	0.45%	0.23%	0.33%
Portfolio turnover rate^	8%	37%	16%	25%	4%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.38	$8.00	$7.35	$9.05	$9.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.07	0.07	0.10
Net realized and unrealized gain (loss)	(1.71)	2.62	0.66	(1.70)	(0.38)

Total from investment operations	(1.55)	2.74	0.73	(1.63)	(0.28)

Less distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.07)	(0.07)	(0.07)
Distributions from net realized gains	(0.06)	(0.24)	—	—	(0.03)
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(0.22)	(0.36)	(0.08)	(0.07)	(0.10)

Net asset value, end of year	$8.61	$10.38	$8.00	$7.35	$9.05

Total return	(15.07)%	34.41%	9.99%	(17.99)%	(2.95)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$33,360	$38,119	$31,477	$30,023	$35,592
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.98%	1.00%	1.00%
Before waivers (f)	1.10%	1.15%	1.22%	1.21%	1.25%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.61%	1.23%	0.87%	0.84%	0.99%
Before waivers (f)	1.46%	1.04%	0.64%	0.63%	0.74%
Portfolio turnover rate^	8%	37%	16%	25%	4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1018

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.93)%	7.82%	12.51%
Portfolio – Class IB Shares	(4.91)	7.83	12.43
Portfolio – Class K Shares*	(4.69)	8.08	12.99
S&P 500® Index	(4.38)	8.49	13.12

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.91)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned (4.38)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed the most to the performance for the year were information technology, health care, consumer discretionary, utilities and real estate.

•	The stocks that contributed the most to performance for the year were Microsoft Corp., Amazon.com. Inc., Merck & Co Inc., Pfizer Inc. and Mastercard Inc.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year were financials, communication services, industrials, energy and consumer staples.

•	The five stocks that detracted the most from performance for the year were Facebook Inc., General Electric Co., Wells Fargo & Co., AT&T Inc. and Philip Morris International Inc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	20.0%
Health Care	15.4
Financials	13.3
Communication Services	10.0
Consumer Discretionary	9.9
Industrials	9.1
Consumer Staples	7.3
Energy	5.3
Utilities	3.3
Real Estate	2.9
Materials	2.7
Repurchase Agreements	0.1
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

1019

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$928.80	$2.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.96
Class IB
Actual	1,000.00	929.10	2.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.96
Class K
Actual	1,000.00	930.10	1.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.54	1.69

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.58%, 0.58% and 0.33%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1020

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.0%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	1,740,504	$49,673,984
CenturyLink, Inc.	227,733	3,450,155
Verizon Communications, Inc.	990,236	55,671,068

		108,795,207

Entertainment (2.0%)
Activision Blizzard, Inc.	182,668	8,506,849
Electronic Arts, Inc.*	73,080	5,766,743
Netflix, Inc.*	104,420	27,949,057
Take-Two Interactive Software, Inc.*	27,244	2,804,497
Twenty-First Century Fox, Inc., Class A	252,535	12,151,984
Twenty-First Century Fox, Inc., Class B	116,645	5,573,298
Viacom, Inc., Class B	84,700	2,176,790
Walt Disney Co. (The)	356,430	39,082,550

		104,011,768

Interactive Media & Services (4.6%)
Alphabet, Inc., Class A*	71,699	74,922,587
Alphabet, Inc., Class C*	73,793	76,420,769
Facebook, Inc., Class A*	578,052	75,776,837
TripAdvisor, Inc.*	24,509	1,322,015
Twitter, Inc.*	172,474	4,956,903

		233,399,111

Media (1.3%)
CBS Corp. (Non-Voting), Class B	81,100	3,545,692
Charter Communications, Inc., Class A*	42,801	12,197,001
Comcast Corp., Class A	1,095,854	37,313,829
Discovery, Inc., Class A (x)*	37,366	924,435
Discovery, Inc., Class C*	86,197	1,989,427
DISH Network Corp., Class A*	54,809	1,368,581
Interpublic Group of Cos., Inc. (The)	91,926	1,896,433
News Corp., Class A	91,850	1,042,497
News Corp., Class B	29,611	342,007
Omnicom Group, Inc.	53,750	3,936,650

		64,556,552

Total Communication Services		510,762,638

Consumer Discretionary (9.9%)
Auto Components (0.1%)
Aptiv plc	63,436	3,905,754
BorgWarner, Inc.	49,970	1,735,958
Goodyear Tire & Rubber Co. (The)	56,800	1,159,288

		6,801,000

Automobiles (0.4%)
Ford Motor Co.	938,198	7,177,215
General Motors Co.	314,394	10,516,479
Harley-Davidson, Inc.	39,850	1,359,682

		19,053,376

Distributors (0.1%)
Genuine Parts Co.	35,210	3,380,864
LKQ Corp.*	76,137	1,806,731

		5,187,595

Diversified Consumer Services (0.0%)
H&R Block, Inc.	49,200	1,248,204

Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	96,600	4,762,380
Chipotle Mexican Grill, Inc.*	5,901	2,547,993
Darden Restaurants, Inc.	29,750	2,970,835
Hilton Worldwide Holdings, Inc.	71,415	5,127,597
Marriott International, Inc., Class A	69,017	7,492,486
McDonald’s Corp.	185,950	33,019,141
MGM Resorts International	122,426	2,970,055
Norwegian Cruise Line Holdings Ltd.*	48,831	2,069,946
Royal Caribbean Cruises Ltd.	41,073	4,016,529
Starbucks Corp.	300,008	19,320,515
Wynn Resorts Ltd.	23,429	2,317,362
Yum! Brands, Inc.	76,030	6,988,678

		93,603,517

Household Durables (0.3%)
DR Horton, Inc.	82,200	2,849,052
Garmin Ltd.	28,960	1,833,747
Leggett & Platt, Inc.	31,100	1,114,624
Lennar Corp., Class A	69,850	2,734,628
Mohawk Industries, Inc.*	15,200	1,777,792
Newell Brands, Inc.	104,180	1,936,706
PulteGroup, Inc.	62,607	1,627,156
Whirlpool Corp.	15,516	1,658,195

		15,531,900

Internet & Direct Marketing Retail (3.5%)
Amazon.com, Inc.*	98,245	147,561,043
Booking Holdings, Inc.*	11,456	19,732,044
eBay, Inc.*	222,850	6,255,399
Expedia Group, Inc.	28,539	3,214,918

		176,763,404

Leisure Products (0.1%)
Hasbro, Inc.	28,008	2,275,650
Mattel, Inc. (x)*	82,400	823,176

		3,098,826

Multiline Retail (0.5%)
Dollar General Corp.	63,650	6,879,292
Dollar Tree, Inc.*	56,995	5,147,788
Kohl’s Corp.	39,920	2,648,293
Macy’s, Inc.	73,522	2,189,485
Nordstrom, Inc. (x)	27,470	1,280,377
Target Corp.	126,170	8,338,575

		26,483,810

Specialty Retail (2.3%)
Advance Auto Parts, Inc.	17,737	2,792,868
AutoZone, Inc.*	6,330	5,306,692
Best Buy Co., Inc.	58,175	3,080,948
CarMax, Inc. (x)*	42,306	2,653,855
Foot Locker, Inc.	27,968	1,487,897

See Notes to Financial Statements.

1021

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EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Gap, Inc. (The)	51,955	$1,338,361
Home Depot, Inc. (The)	274,218	47,116,137
L Brands, Inc.	54,717	1,404,585
Lowe’s Cos., Inc.	194,380	17,952,937
O’Reilly Automotive, Inc.*	19,384	6,674,493
Ross Stores, Inc.	90,240	7,507,968
Tiffany & Co.	26,060	2,098,091
TJX Cos., Inc. (The)	300,500	13,444,370
Tractor Supply Co.	29,215	2,437,700
Ulta Beauty, Inc.*	13,641	3,339,862

		118,636,764

Textiles, Apparel & Luxury Goods (0.8%)
Hanesbrands, Inc.	86,403	1,082,630
Michael Kors Holdings Ltd.*	35,768	1,356,323
NIKE, Inc., Class B	306,900	22,753,566
PVH Corp.	18,356	1,706,190
Ralph Lauren Corp.	13,200	1,365,672
Tapestry, Inc.	69,000	2,328,750
Under Armour, Inc., Class A (x)*	44,516	786,598
Under Armour, Inc., Class C*	45,627	737,788
VF Corp.	77,850	5,553,819

		37,671,336

Total Consumer Discretionary		504,079,732

Consumer Staples (7.3%)
Beverages (1.9%)
Brown-Forman Corp., Class B	40,312	1,918,045
Coca-Cola Co. (The)	917,316	43,434,913
Constellation Brands, Inc., Class A	40,250	6,473,005
Molson Coors Brewing Co., Class B	44,850	2,518,776
Monster Beverage Corp.*	95,270	4,689,189
PepsiCo, Inc.	339,003	37,453,051

		96,486,979

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	105,150	21,420,106
Kroger Co. (The)	190,900	5,249,750
Sysco Corp.	114,600	7,180,836
Walgreens Boots Alliance, Inc.	202,150	13,812,910
Walmart, Inc.	343,918	32,035,962

		79,699,564

Food Products (1.1%)
Archer-Daniels-Midland Co.	134,066	5,492,684
Campbell Soup Co. (x)	46,100	1,520,839
Conagra Brands, Inc.	93,850	2,004,636
General Mills, Inc.	142,800	5,560,632
Hershey Co. (The)	33,500	3,590,530
Hormel Foods Corp. (x)	65,116	2,779,151
JM Smucker Co. (The)	27,247	2,547,322
Kellogg Co.	60,600	3,454,806
Kraft Heinz Co. (The)	149,027	6,414,122
Lamb Weston Holdings, Inc.	35,409	2,604,686
McCormick & Co., Inc. (Non-Voting)	29,050	4,044,922
Mondelez International, Inc., Class A	351,431	14,067,783
Tyson Foods, Inc., Class A	70,850	3,783,390

		57,865,503

Household Products (1.7%)
Church & Dwight Co., Inc.	58,798	3,866,557
Clorox Co. (The)	30,750	4,739,805
Colgate-Palmolive Co.	207,950	12,377,184
Kimberly-Clark Corp.	83,294	9,490,518
Procter & Gamble Co. (The)	596,591	54,838,645

		85,312,709

Personal Products (0.1%)
Coty, Inc., Class A	107,922	707,968
Estee Lauder Cos., Inc. (The), Class A	53,750	6,992,875

		7,700,843

Tobacco (0.9%)
Altria Group, Inc.	451,800	22,314,402
Philip Morris International, Inc.	372,550	24,871,438

		47,185,840

Total Consumer Staples		374,251,438

Energy (5.3%)
Energy Equipment & Services (0.5%)
Baker Hughes a GE Co.	99,757	2,144,775
Halliburton Co.	210,850	5,604,393
Helmerich & Payne, Inc.	26,069	1,249,748
National Oilwell Varco, Inc.	91,697	2,356,613
Schlumberger Ltd.	331,734	11,968,963
TechnipFMC plc	102,391	2,004,816

		25,329,308

Oil, Gas & Consumable Fuels (4.8%)
Anadarko Petroleum Corp.	122,694	5,378,905
Apache Corp.	91,580	2,403,975
Cabot Oil & Gas Corp.	105,736	2,363,200
Chevron Corp.	459,284	49,965,506
Cimarex Energy Co.	22,852	1,408,826
Concho Resources, Inc.*	47,978	4,931,659
ConocoPhillips	278,484	17,363,477
Devon Energy Corp.	121,900	2,747,626
Diamondback Energy, Inc.	36,702	3,402,275
EOG Resources, Inc.	138,800	12,104,748
Exxon Mobil Corp.#	1,014,733	69,194,643
Hess Corp.	60,250	2,440,125
HollyFrontier Corp.	38,839	1,985,450
Kinder Morgan, Inc.	454,816	6,995,070
Marathon Oil Corp.	204,714	2,935,599
Marathon Petroleum Corp.	165,357	9,757,717
Newfield Exploration Co.*	47,900	702,214
Noble Energy, Inc.	115,706	2,170,645
Occidental Petroleum Corp.	183,250	11,247,885
ONEOK, Inc.	98,541	5,316,287
Phillips 66	102,342	8,816,763
Pioneer Natural Resources Co.	40,829	5,369,830
Valero Energy Corp.	102,385	7,675,803
Williams Cos., Inc. (The)	289,771	6,389,450

		243,067,678

Total Energy		268,396,986

See Notes to Financial Statements.

1022

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Financials (13.3%)
Banks (5.7%)
Bank of America Corp.	2,226,321	$54,856,549
BB&T Corp.	185,600	8,040,192
Citigroup, Inc.	603,100	31,397,386
Citizens Financial Group, Inc.	114,021	3,389,844
Comerica, Inc.	41,050	2,819,725
Fifth Third Bancorp	159,617	3,755,788
First Republic Bank	39,774	3,456,361
Huntington Bancshares, Inc.	264,588	3,153,889
JPMorgan Chase & Co.	805,491	78,632,031
KeyCorp	252,100	3,726,038
M&T Bank Corp.	34,500	4,937,985
People’s United Financial, Inc.	89,243	1,287,776
PNC Financial Services Group, Inc. (The)	111,279	13,009,628
Regions Financial Corp.	264,152	3,534,354
SunTrust Banks, Inc.	110,400	5,568,576
SVB Financial Group*	12,762	2,423,759
US Bancorp	366,945	16,769,387
Wells Fargo & Co.	1,038,803	47,868,042
Zions Bancorp NA	46,550	1,896,447

		290,523,757

Capital Markets (2.7%)
Affiliated Managers Group, Inc.	12,811	1,248,304
Ameriprise Financial, Inc.	34,007	3,549,311
Bank of New York Mellon Corp. (The)	220,419	10,375,122
BlackRock, Inc.	29,514	11,593,689
Cboe Global Markets, Inc.	26,762	2,618,126
Charles Schwab Corp. (The)	288,155	11,967,077
CME Group, Inc.	81,615	15,353,414
E*TRADE Financial Corp.	62,140	2,726,703
Franklin Resources, Inc.	73,201	2,171,142
Goldman Sachs Group, Inc. (The)	84,192	14,064,274
Intercontinental Exchange, Inc.	137,380	10,348,835
Invesco Ltd.	98,401	1,647,233
Moody’s Corp.	40,076	5,612,243
Morgan Stanley	317,813	12,601,285
MSCI, Inc.	21,328	3,144,387
Nasdaq, Inc.	27,573	2,249,130
Northern Trust Corp.	53,500	4,472,065
Raymond James Financial, Inc.	31,414	2,337,516
S&P Global, Inc.	60,250	10,238,885
State Street Corp.	90,920	5,734,324
T. Rowe Price Group, Inc.	58,286	5,380,964

		139,434,029

Consumer Finance (0.6%)
American Express Co.	169,210	16,129,097
Capital One Financial Corp.	114,694	8,669,719
Discover Financial Services	82,121	4,843,497
Synchrony Financial	163,262	3,830,127

		33,472,440

Diversified Financial Services (1.9%)
Berkshire Hathaway, Inc., Class B*	467,226	95,398,205
Jefferies Financial Group, Inc.	69,442	1,205,513

		96,603,718

Insurance (2.4%)
Aflac, Inc.	184,000	8,383,040
Allstate Corp. (The)	82,976	6,856,307
American International Group, Inc.	212,848	8,388,340
Aon plc	58,175	8,456,318
Arthur J Gallagher & Co.	43,716	3,221,869
Assurant, Inc.	12,630	1,129,627
Brighthouse Financial, Inc.*	28,672	873,923
Chubb Ltd.	111,050	14,345,439
Cincinnati Financial Corp.	36,213	2,803,610
Everest Re Group Ltd.	9,845	2,143,847
Hartford Financial Services Group, Inc. (The)	85,850	3,816,032
Lincoln National Corp.	51,878	2,661,860
Loews Corp.	66,597	3,031,495
Marsh & McLennan Cos., Inc.	121,050	9,653,737
MetLife, Inc.	238,399	9,788,663
Principal Financial Group, Inc.	63,400	2,800,378
Progressive Corp. (The)	139,700	8,428,101
Prudential Financial, Inc.	99,900	8,146,845
Torchmark Corp.	24,862	1,852,965
Travelers Cos., Inc. (The)	64,174	7,684,837
Unum Group	52,320	1,537,162
Willis Towers Watson plc	31,301	4,753,370

		120,757,765

Total Financials		680,791,709

Health Care (15.4%)
Biotechnology (2.6%)
AbbVie, Inc.	362,874	33,453,354
Alexion Pharmaceuticals, Inc.*	53,400	5,199,024
Amgen, Inc.	155,168	30,206,555
Biogen, Inc.*	48,339	14,546,172
Celgene Corp.*	168,600	10,805,574
Gilead Sciences, Inc.	310,658	19,431,658
Incyte Corp.*	42,206	2,683,879
Regeneron Pharmaceuticals, Inc.*	18,634	6,959,799
Vertex Pharmaceuticals, Inc.*	61,233	10,146,920

		133,432,935

Health Care Equipment & Supplies (3.3%)
Abbott Laboratories	420,420	30,408,979
ABIOMED, Inc.*	10,761	3,497,755
Align Technology, Inc.*	17,537	3,672,774
Baxter International, Inc.	119,050	7,835,871
Becton Dickinson and Co.	64,115	14,446,392
Boston Scientific Corp.*	331,356	11,710,121
Cooper Cos., Inc. (The)	11,828	3,010,226
Danaher Corp.	147,550	15,215,356
Dentsply Sirona, Inc.	53,278	1,982,474
Edwards Lifesciences Corp.*	50,158	7,682,701
Hologic, Inc.*	65,139	2,677,213
IDEXX Laboratories, Inc.*	20,754	3,860,659
Intuitive Surgical, Inc.*	27,289	13,069,248
Medtronic plc	323,702	29,443,934
ResMed, Inc.	34,158	3,889,572
Stryker Corp.	74,400	11,662,200
Varian Medical Systems, Inc.*	21,888	2,480,129
Zimmer Biomet Holdings, Inc.	48,750	5,056,350

		171,601,954

See Notes to Financial Statements.

1023

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Providers & Services (3.2%)
AmerisourceBergen Corp.	38,350	$2,853,240
Anthem, Inc.	62,350	16,374,980
Cardinal Health, Inc.	73,925	3,297,055
Centene Corp.*	49,187	5,671,261
Cigna Corp.	91,149	17,311,018
CVS Health Corp.	309,610	20,285,647
DaVita, Inc.*	30,338	1,561,193
HCA Healthcare, Inc.	64,680	8,049,426
Henry Schein, Inc.*	36,632	2,876,345
Humana, Inc.	33,000	9,453,840
Laboratory Corp. of America Holdings*	24,450	3,089,502
McKesson Corp.	47,931	5,294,938
Quest Diagnostics, Inc.	32,750	2,727,093
UnitedHealth Group, Inc.	230,700	57,471,984
Universal Health Services, Inc., Class B	20,650	2,406,964
WellCare Health Plans, Inc.*	12,040	2,842,524

		161,567,010

Health Care Technology (0.1%)
Cerner Corp.*	78,842	4,134,474

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	76,373	5,152,123
Illumina, Inc.*	35,228	10,565,934
IQVIA Holdings, Inc.*	38,819	4,509,603
Mettler-Toledo International, Inc.*	6,074	3,435,333
PerkinElmer, Inc.	26,550	2,085,502
Thermo Fisher Scientific, Inc.	96,600	21,618,114
Waters Corp.*	18,500	3,490,025

		50,856,634

Pharmaceuticals (5.2%)
Allergan plc	76,445	10,217,639
Bristol-Myers Squibb Co.	391,023	20,325,376
Eli Lilly & Co.	229,060	26,506,823
Johnson & Johnson	642,960	82,973,988
Merck & Co., Inc.	637,417	48,705,033
Mylan NV*	123,550	3,385,270
Nektar Therapeutics*	41,249	1,355,855
Perrigo Co. plc	30,139	1,167,886
Pfizer, Inc.	1,404,990	61,327,813
Zoetis, Inc.	115,424	9,873,369

		265,839,052

Total Health Care		787,432,059

Industrials (9.1%)
Aerospace & Defense (2.5%)
Arconic, Inc.	102,932	1,735,433
Boeing Co. (The)	128,124	41,319,990
General Dynamics Corp.	66,800	10,501,628
Harris Corp.	28,134	3,788,243
Huntington Ingalls Industries, Inc.	10,406	1,980,366
L3 Technologies, Inc.	18,750	3,256,125
Lockheed Martin Corp.	59,408	15,555,391
Northrop Grumman Corp.	41,720	10,217,228
Raytheon Co.	68,400	10,489,140
Textron, Inc.	59,500	2,736,405
TransDigm Group, Inc.*	11,651	3,962,039
United Technologies Corp.	195,016	20,765,304

		126,307,292

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	33,202	2,791,956
Expeditors International of Washington, Inc.	41,748	2,842,621
FedEx Corp.	58,360	9,415,219
United Parcel Service, Inc., Class B	166,200	16,209,486

		31,259,282

Airlines (0.4%)
Alaska Air Group, Inc.	29,444	1,791,667
American Airlines Group, Inc.	98,163	3,152,014
Delta Air Lines, Inc.	150,773	7,523,573
Southwest Airlines Co.	123,518	5,741,117
United Continental Holdings, Inc.*	54,824	4,590,413

		22,798,784

Building Products (0.2%)
Allegion plc	22,738	1,812,446
AO Smith Corp.	34,615	1,478,060
Fortune Brands Home & Security, Inc.	34,046	1,293,408
Johnson Controls International plc	221,667	6,572,427
Masco Corp.	73,600	2,152,064

		13,308,405

Commercial Services & Supplies (0.4%)
Cintas Corp.	20,600	3,460,594
Copart, Inc.*	48,942	2,338,449
Republic Services, Inc.	52,251	3,766,775
Rollins, Inc.	35,200	1,270,720
Waste Management, Inc.	94,556	8,414,538

		19,251,076

Construction & Engineering (0.1%)
Fluor Corp.	33,650	1,083,530
Jacobs Engineering Group, Inc.	28,514	1,666,928
Quanta Services, Inc.	35,600	1,071,560

		3,822,018

Electrical Equipment (0.5%)
AMETEK, Inc.	55,548	3,760,600
Eaton Corp. plc	103,825	7,128,624
Emerson Electric Co.	150,600	8,998,350
Rockwell Automation, Inc.	29,500	4,439,160

		24,326,734

Industrial Conglomerates (1.4%)
3M Co.	140,650	26,799,451
General Electric Co.	2,083,015	15,768,424
Honeywell International, Inc.	177,962	23,512,339
Roper Technologies, Inc.	24,805	6,611,029

		72,691,243

See Notes to Financial Statements.

1024

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Machinery (1.5%)
Caterpillar, Inc.	142,400	$18,094,768
Cummins, Inc.	36,050	4,817,722
Deere & Co.	77,100	11,501,007
Dover Corp.	35,400	2,511,630
Flowserve Corp.	31,341	1,191,585
Fortive Corp.	73,725	4,988,234
Illinois Tool Works, Inc.	73,995	9,374,427
Ingersoll-Rand plc	58,815	5,365,692
PACCAR, Inc.	84,000	4,799,760
Parker-Hannifin Corp.	31,700	4,727,738
Pentair plc	38,658	1,460,499
Snap-on, Inc.	13,500	1,961,415
Stanley Black & Decker, Inc.	36,646	4,387,992
Xylem, Inc.	43,000	2,868,960

		78,051,429

Professional Services (0.3%)
Equifax, Inc.	28,850	2,686,801
IHS Markit Ltd.*	85,426	4,097,885
Nielsen Holdings plc	85,321	1,990,539
Robert Half International, Inc.	29,300	1,675,960
Verisk Analytics, Inc.*	39,429	4,299,338

		14,750,523

Road & Rail (1.0%)
CSX Corp.	195,500	12,146,415
JB Hunt Transport Services, Inc.	20,940	1,948,258
Kansas City Southern	24,490	2,337,570
Norfolk Southern Corp.	67,100	10,034,134
Union Pacific Corp.	177,200	24,494,356

		50,960,733

Trading Companies & Distributors (0.2%)
Fastenal Co.	68,716	3,593,160
United Rentals, Inc.*	19,850	2,035,220
WW Grainger, Inc.	10,950	3,091,842

		8,720,222

Total Industrials		466,247,741

Information Technology (20.0%)
Communications Equipment (1.2%)
Arista Networks, Inc.*	12,356	2,603,409
Cisco Systems, Inc.	1,095,550	47,470,181
F5 Networks, Inc.*	14,550	2,357,537
Juniper Networks, Inc.	82,590	2,222,497
Motorola Solutions, Inc.	38,924	4,477,817

		59,131,441

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	71,932	5,827,931
Corning, Inc.	194,042	5,862,009
FLIR Systems, Inc.	33,007	1,437,125
IPG Photonics Corp.*	8,679	983,244
Keysight Technologies, Inc.*	45,301	2,812,286
TE Connectivity Ltd.	83,520	6,316,617

		23,239,212

IT Services (4.7%)
Accenture plc, Class A	153,600	21,659,136
Akamai Technologies, Inc.*	40,598	2,479,726
Alliance Data Systems Corp.	11,300	1,695,904
Automatic Data Processing, Inc.	104,960	13,762,355
Broadridge Financial Solutions, Inc.	27,881	2,683,546
Cognizant Technology Solutions Corp., Class A	139,050	8,826,894
DXC Technology Co.	67,341	3,580,521
Fidelity National Information Services, Inc.	78,799	8,080,837
Fiserv, Inc.*	97,050	7,132,204
FleetCor Technologies, Inc.*	21,173	3,932,250
Gartner, Inc.*	21,807	2,787,807
Global Payments, Inc.	37,869	3,905,430
International Business Machines Corp.	218,797	24,870,655
Jack Henry & Associates, Inc.	18,662	2,361,116
Mastercard, Inc., Class A	218,700	41,257,755
Paychex, Inc.	76,685	4,996,028
PayPal Holdings, Inc.*	283,700	23,856,333
Total System Services, Inc.	40,185	3,266,639
VeriSign, Inc.*	25,750	3,818,467
Visa, Inc., Class A	425,822	56,182,955
Western Union Co. (The)	107,179	1,828,474

		242,965,032

Semiconductors & Semiconductor Equipment (3.7%)
Advanced Micro Devices, Inc.*	205,612	3,795,598
Analog Devices, Inc.	89,012	7,639,900
Applied Materials, Inc.	235,500	7,710,270
Broadcom, Inc.	103,490	26,315,437
Intel Corp.	1,105,130	51,863,751
KLA-Tencor Corp.	37,400	3,346,926
Lam Research Corp.	37,738	5,138,783
Maxim Integrated Products, Inc.	67,232	3,418,747
Microchip Technology, Inc. (x)	56,386	4,055,281
Micron Technology, Inc.*	277,900	8,817,767
NVIDIA Corp.	145,750	19,457,625
Qorvo, Inc.*	30,125	1,829,491
QUALCOMM, Inc.	293,197	16,685,841
Skyworks Solutions, Inc.	42,847	2,871,606
Texas Instruments, Inc.	233,031	22,021,430
Xilinx, Inc.	60,550	5,157,044

		190,125,497

Software (6.1%)
Adobe, Inc.*	117,380	26,556,051
ANSYS, Inc.*	20,228	2,891,390
Autodesk, Inc.*	52,380	6,736,592
Cadence Design Systems, Inc.*	67,735	2,945,118
Citrix Systems, Inc.	30,850	3,160,891
Fortinet, Inc.*	34,396	2,422,510
Intuit, Inc.	62,000	12,204,700
Microsoft Corp.	1,879,666	190,917,677
Oracle Corp.	619,278	27,960,402
Red Hat, Inc.*	42,530	7,469,969
salesforce.com, Inc.*	181,339	24,838,003
Symantec Corp.	148,900	2,813,465
Synopsys, Inc.*	35,570	2,996,417

		313,913,185

See Notes to Financial Statements.

1025

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (3.8%)
Apple, Inc.	1,096,373	$172,941,877
Hewlett Packard Enterprise Co.	352,619	4,658,097
HP, Inc.	379,219	7,758,821
NetApp, Inc.	62,080	3,704,313
Seagate Technology plc	62,590	2,415,348
Western Digital Corp.	69,742	2,578,362
Xerox Corp.	53,154	1,050,323

		195,107,141

Total Information Technology		1,024,481,508

Materials (2.7%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	52,550	8,410,628
Albemarle Corp. (x)	25,984	2,002,587
Celanese Corp.	32,530	2,926,724
CF Industries Holdings, Inc.	55,875	2,431,121
DowDuPont, Inc.	552,953	29,571,926
Eastman Chemical Co.	33,850	2,474,774
Ecolab, Inc.	60,941	8,979,656
FMC Corp.	32,260	2,385,950
International Flavors & Fragrances, Inc.	24,250	3,256,048
Linde plc	133,149	20,776,570
LyondellBasell Industries NV, Class A	76,527	6,363,985
Mosaic Co. (The)	84,910	2,480,221
PPG Industries, Inc.	58,000	5,929,340
Sherwin-Williams Co. (The)	19,700	7,751,162

		105,740,692

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	15,123	2,599,190
Vulcan Materials Co.	31,650	3,127,020

		5,726,210

Containers & Packaging (0.3%)
Avery Dennison Corp.	20,900	1,877,447
Ball Corp.	82,400	3,788,752
International Paper Co.	97,935	3,952,657
Packaging Corp. of America	22,621	1,887,949
Sealed Air Corp.	38,034	1,325,104
Westrock Co.	61,656	2,328,130

		15,160,039

Metals & Mining (0.2%)
Freeport-McMoRan, Inc.	347,288	3,580,539
Newmont Mining Corp.	127,750	4,426,538
Nucor Corp.	75,800	3,927,198

		11,934,275

Total Materials		138,561,216

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
Alexandria Real Estate Equities, Inc. (REIT)	25,310	2,916,724
American Tower Corp. (REIT)	105,642	16,711,508
Apartment Investment & Management Co. (REIT), Class A	37,633	1,651,336
AvalonBay Communities, Inc. (REIT)	33,114	5,763,492
Boston Properties, Inc. (REIT)	37,030	4,167,726
Crown Castle International Corp. (REIT)	99,460	10,804,340
Digital Realty Trust, Inc. (REIT)	49,345	5,257,710
Duke Realty Corp. (REIT)	85,605	2,217,169
Equinix, Inc. (REIT)	19,095	6,732,133
Equity Residential (REIT)	88,180	5,820,762
Essex Property Trust, Inc. (REIT)	15,857	3,888,295
Extra Space Storage, Inc. (REIT)	30,293	2,740,911
Federal Realty Investment Trust (REIT)	17,631	2,081,163
HCP, Inc. (REIT)	112,558	3,143,745
Host Hotels & Resorts, Inc. (REIT)	177,689	2,962,076
Iron Mountain, Inc. (REIT)	68,484	2,219,566
Kimco Realty Corp. (REIT)	100,930	1,478,625
Macerich Co. (The) (REIT)	25,340	1,096,715
Mid-America Apartment Communities, Inc. (REIT)	27,292	2,611,844
Prologis, Inc. (REIT)	150,822	8,856,268
Public Storage (REIT)	35,910	7,268,543
Realty Income Corp. (REIT)	69,431	4,376,930
Regency Centers Corp. (REIT)	40,550	2,379,474
SBA Communications Corp. (REIT)*	27,502	4,452,299
Simon Property Group, Inc. (REIT)	74,125	12,452,259
SL Green Realty Corp. (REIT)	20,740	1,640,119
UDR, Inc. (REIT)	64,074	2,538,612
Ventas, Inc. (REIT)	85,366	5,001,594
Vornado Realty Trust (REIT)	41,405	2,568,352
Welltower, Inc. (REIT)	89,133	6,186,722
Weyerhaeuser Co. (REIT)	181,541	3,968,486

		145,955,498

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	75,730	3,032,229

Total Real Estate		148,987,727

Utilities (3.3%)
Electric Utilities (2.0%)
Alliant Energy Corp.	55,992	2,365,662
American Electric Power Co., Inc.	118,080	8,825,299
Duke Energy Corp.	170,700	14,731,410
Edison International	78,050	4,430,898
Entergy Corp.	43,300	3,726,831
Evergy, Inc.	65,115	3,696,579
Eversource Energy	75,894	4,936,146
Exelon Corp.	231,420	10,437,042
FirstEnergy Corp.	116,432	4,372,022
NextEra Energy, Inc.	113,050	19,650,351
PG&E Corp.*	123,850	2,941,437
Pinnacle West Capital Corp.	26,850	2,287,620
PPL Corp.	167,638	4,749,184

See Notes to Financial Statements.

1026

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Southern Co. (The)	243,050	$10,674,756
Xcel Energy, Inc.	121,995	6,010,694

		103,835,931

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	158,550	2,292,633
NRG Energy, Inc.	72,668	2,877,653

		5,170,286

Multi-Utilities (1.1%)
Ameren Corp.	58,400	3,809,432
CenterPoint Energy, Inc.	117,900	3,328,317
CMS Energy Corp.	67,800	3,366,270
Consolidated Edison, Inc.	74,550	5,700,093
Dominion Energy, Inc.	156,646	11,193,923
DTE Energy Co.	43,550	4,803,565
NiSource, Inc.	86,959	2,204,411
Public Service Enterprise Group, Inc.	121,050	6,300,652
SCANA Corp.	34,161	1,632,213
Sempra Energy	65,522	7,088,825
WEC Energy Group, Inc.	75,582	5,234,809

		54,662,510

Water Utilities (0.1%)
American Water Works Co., Inc.	43,231	3,924,078

Total Utilities		167,592,805

Total Common Stocks (99.2%) (Cost $2,508,003,095)		5,071,585,559

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,500,776, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,581,429. (xx)	$1,500,000	1,500,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,999,260, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $2,038,922. (xx)	1,998,942	1,998,942
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,000,161, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,020,261. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $100,014, collateralized by various Common Stocks; total market value $111,321. (xx)	100,000	100,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,000,164, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		5,598,942

Total Short-Term Investments (0.1%) (Cost $5,598,942)		5,598,942

Total Investments in Securities (99.3%) (Cost $2,513,602,037)		5,077,184,501
Other Assets Less Liabilities (0.7%)		34,746,939

Net Assets (100%)		$5,111,931,440

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $12,069,630.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $8,551,849. This was collateralized by $3,124,381 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.125%, maturing 2/7/19 - 2/15/48 and by cash of $5,598,942 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

1027

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	261	3/2019	USD	32,692,860	(1,974,799)

					(1,974,799)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$510,762,638	$—	$—	$510,762,638
Consumer Discretionary	504,079,732	—	—	504,079,732
Consumer Staples	374,251,438	—	—	374,251,438
Energy	268,396,986	—	—	268,396,986
Financials	680,791,709	—	—	680,791,709
Health Care	787,432,059	—	—	787,432,059
Industrials	466,247,741	—	—	466,247,741
Information Technology	1,024,481,508	—	—	1,024,481,508
Materials	138,561,216	—	—	138,561,216
Real Estate	148,987,727	—	—	148,987,727
Utilities	167,592,805	—	—	167,592,805
Short-Term Investments
Repurchase Agreements	—	5,598,942	—	5,598,942

Total Assets	$5,071,585,559	$5,598,942	$—	$5,077,184,501

Liabilities:
Futures	$(1,974,799)	$—	$—	$(1,974,799)

Total Liabilities	$(1,974,799)	$—	$—	$(1,974,799)

Total	$5,069,610,760	$5,598,942	$—	$5,075,209,702

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(1,974,799	)*

Total		$(1,974,799)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(25,909)	$(25,909)

Total	$(25,909)	$(25,909)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,757,527)	$(2,757,527)

Total	$(2,757,527)	$(2,757,527)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $45,019,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$181,054,650
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$347,904,387

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,792,653,302
Aggregate gross unrealized depreciation	(248,864,362)

Net unrealized appreciation	$2,543,788,940

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,531,420,762

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,508,003,095)	$5,071,585,559
Repurchase Agreements (Cost $5,598,942)	5,598,942
Cash	37,800,252
Dividends, interest and other receivables	5,869,249
Receivable for Portfolio shares sold	4,982,422
Receivable for securities sold	2,607,706
Due from broker for futures variation margin	250,561
Securities lending income receivable	3,677
Other assets	23,653

Total assets	5,128,722,021

LIABILITIES
Payable for return of collateral on securities loaned	5,598,942
Payable for Portfolio shares redeemed	5,175,367
Payable for securities purchased	3,456,301
Investment management fees payable	978,874
Distribution fees payable – Class IB	649,953
Administrative fees payable	429,819
Distribution fees payable – Class IA	402,262
Trustees’ fees payable	2,281
Accrued expenses	96,782

Total liabilities	16,790,581

NET ASSETS	$5,111,931,440

Net assets were comprised of:
Paid in capital	$2,540,374,536
Total distributable earnings (loss)	2,571,556,904

Net assets	$5,111,931,440

Class IA
Net asset value, offering and redemption price per share, $1,842,197,316 / 45,593,635 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.40

Class IB
Net asset value, offering and redemption price per share, $2,970,739,900 / 73,926,097 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.19

Class K
Net asset value, offering and redemption price per share, $298,994,224 / 7,406,082 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.37

(x)	Includes value of securities on loan of $8,551,849.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$113,096,979
Interest	658,271
Securities lending (net)	113,761

Total income	113,869,011

EXPENSES
Investment management fees	12,365,154
Distribution fees – Class IB	8,242,640
Administrative fees	5,520,037
Distribution fees – Class IA	5,113,191
Printing and mailing expenses	427,448
Trustees’ fees	136,954
Professional fees	127,951
Custodian fees	123,500
Miscellaneous	129,631

Total expenses	32,186,506

NET INVESTMENT INCOME (LOSS)	81,682,505

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	157,644,681
Futures contracts	(25,909)

Net realized gain (loss)	157,618,772

Change in unrealized appreciation (depreciation) on:
Investments in securities	(492,418,021)
Futures contracts	(2,757,527)

Net change in unrealized appreciation (depreciation)	(495,175,548)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(337,556,776)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(255,874,271)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$81,682,505	$75,361,883
Net realized gain (loss)	157,618,772	62,251,471
Net change in unrealized appreciation (depreciation)	(495,175,548)	858,535,307

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(255,874,271)	996,148,661

Distributions to shareholders: (a)
Class IA	(74,272,077)	(43,947,386)
Class IB	(120,736,880)	(70,873,775)
Class K	(12,830,695)	(8,084,139)

Total distributions to shareholders	(207,839,652)	(122,905,300)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,079,513 and 3,297,710 shares, respectively ]	94,021,054	134,550,646
Capital shares issued in reinvestment of dividends and distributions [ 1,730,395 and 1,003,326 shares, respectively ]	74,272,077	43,947,386
Capital shares repurchased [ (3,941,173) and (5,011,551) shares, respectively ]	(179,328,217)	(206,987,301)

Total Class IA transactions	(11,035,086)	(28,489,269)

Class IB
Capital shares sold [ 6,002,860 and 6,483,046 shares, respectively ]	271,768,845	262,944,938
Capital shares issued in reinvestment of dividends and distributions [ 2,828,312 and 1,626,552 shares, respectively ]	120,736,880	70,873,775
Capital shares repurchased [ (9,189,376) and (8,369,008) shares, respectively ]	(415,235,396)	(341,218,964)

Total Class IB transactions	(22,729,671)	(7,400,251)

Class K
Capital shares sold [ 820,600 and 988,302 shares, respectively ]	36,928,823	40,232,867
Capital shares issued in reinvestment of dividends and distributions [ 299,309 and 184,716 shares, respectively ]	12,830,695	8,084,139
Capital shares repurchased [ (1,461,337) and (1,064,636) shares, respectively ]	(66,521,498)	(43,407,776)

Total Class K transactions	(16,761,980)	4,909,230

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(50,526,737)	(30,980,290)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(514,240,660)	842,263,071
NET ASSETS:
Beginning of year	5,626,172,100	4,783,909,029

End of year (b)	$5,111,931,440	$5,626,172,100

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $27,213,903, $43,887,754 and $5,296,479 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $16,733,483, $26,986,021 and $2,787,660 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $3,565,453 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$44.17	$37.31	$34.49	$35.46	$32.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.65	0.59	0.56	0.58	0.49
Net realized and unrealized gain (loss)	(2.73)	7.24	3.32	(0.32)	3.68

Total from investment operations	(2.08)	7.83	3.88	0.26	4.17

Less distributions:
Dividends from net investment income	(0.67)	(0.60)	(0.57)	(0.58)	(0.48)
Distributions from net realized gains	(1.02)	(0.37)	(0.49)	(0.65)	(0.44)

Total dividends and distributions	(1.69)	(0.97)	(1.06)	(1.23)	(0.92)

Net asset value, end of year	$40.40	$44.17	$37.31	$34.49	$35.46

Total return	(4.93)%	21.02%	11.24%	0.81%	12.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,842,197	$2,019,882	$1,732,371	$1,600,811	$1,628,300
Ratio of expenses to average net assets (f)	0.58%	0.60%	0.61%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets (f)	1.42%	1.43%	1.59%	1.63%	1.44%
Portfolio turnover rate^	3%	3%	5%	5%	4%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$43.94	$37.12	$34.32	$35.29	$32.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.64	0.58	0.56	0.58	0.49
Net realized and unrealized gain (loss)	(2.70)	7.21	3.30	(0.32)	3.67

Total from investment operations	(2.06)	7.79	3.86	0.26	4.16

Less distributions:
Dividends from net investment income	(0.67)	(0.60)	(0.57)	(0.58)	(0.48)
Distributions from net realized gains	(1.02)	(0.37)	(0.49)	(0.65)	(0.44)

Total dividends and distributions	(1.69)	(0.97)	(1.06)	(1.23)	(0.92)

Net asset value, end of year	$40.19	$43.94	$37.12	$34.32	$35.29

Total return	(4.91)%	21.02%	11.22%	0.81%	12.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,970,740	$3,264,301	$2,766,809	$2,493,237	$2,533,152
Ratio of expenses to average net assets (f)	0.58%	0.60%	0.61%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets (f)	1.42%	1.43%	1.59%	1.62%	1.44%
Portfolio turnover rate^	3%	3%	5%	5%	4%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$44.14	$37.27	$34.46	$35.46	$32.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.76	0.69	0.65	0.67	0.58
Net realized and unrealized gain (loss)	(2.73)	7.25	3.32	(0.35)	3.69

Total from investment operations	(1.97)	7.94	3.97	0.32	4.27

Less distributions:
Dividends from net investment income	(0.78)	(0.70)	(0.67)	(0.67)	(0.57)
Distributions from net realized gains	(1.02)	(0.37)	(0.49)	(0.65)	(0.44)

Total dividends and distributions	(1.80)	(1.07)	(1.16)	(1.32)	(1.01)

Net asset value, end of year	$40.37	$44.14	$37.27	$34.46	$35.46

Total return	(4.69)%	21.34%	11.50%	0.99%	13.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$298,994	$341,989	$284,729	$275,928	$262,913
Ratio of expenses to average net assets (f)	0.33%	0.35%	0.36%	0.36%	0.37%
Ratio of net investment income (loss) to average net assets (f)	1.67%	1.68%	1.84%	1.88%	1.70%
Portfolio turnover rate^	3%	3%	5%	5%	4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/FIDELITY INSTITUTIONAL AMSM LARGE CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	FIAM LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/18
Since Incept.
Portfolio – Class IB Shares*	(11.31)%
Portfolio – Class K Shares*	(11.26)
S&P 500® Index	(9.04)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (11.31)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned (9.04)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	19.8%
Health Care	15.5
Financials	13.1
Communication Services	10.1
Consumer Discretionary	10.0
Industrials	9.5
Consumer Staples	7.1
Energy	5.1
Utilities	3.2
Real Estate	2.8
Materials	2.5
Repurchase Agreements	0.8
Exchange Traded Fund	0.0 #
Cash and Other	0.5

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

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EQ/FIDELITY INSTITUTIONAL AMSM LARGE CAP PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$886.90	$1.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class K
Actual	1,000.00	887.40	1.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.1%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	304,900	$8,701,846

Entertainment (2.0%)
Activision Blizzard, Inc.	75,500	3,516,035
Electronic Arts, Inc.*	16,400	1,294,124
NetEase, Inc. (ADR)	300	70,611
Netflix, Inc.*	13,900	3,720,474
Sea Ltd. (ADR) (x)*	90,100	1,019,932
Take-Two Interactive Software, Inc.*	5,500	566,170
Walt Disney Co. (The)	28,900	3,168,885

		13,356,231

Interactive Media & Services (5.4%)
58.com, Inc. (ADR)*	1,500	81,315
Alphabet, Inc., Class A*	5,000	5,224,800
Alphabet, Inc., Class C*	16,800	17,398,248
ANGI Homeservices, Inc., Class A (x)*	58,900	946,523
Facebook, Inc., Class A*	83,900	10,998,451
Momo, Inc. (ADR)*	33,800	802,750
Tencent Holdings Ltd.	10,200	404,318

		35,856,405

Media (0.9%)
Comcast Corp., Class A	163,300	5,560,365
MDC Partners, Inc., Class A*	67,700	176,697
Naspers Ltd., Class N	900	178,774

		5,915,836

Wireless Telecommunication Services (0.5%)
T-Mobile US, Inc.*	47,600	3,027,836

Total Communication Services		66,858,154

Consumer Discretionary (10.0%)
Auto Components (0.3%)
Aptiv plc	29,500	1,816,315

Diversified Consumer Services (0.0%)
Arco Platform Ltd., Class A*	1,609	35,591

Hotels, Restaurants & Leisure (2.3%)
Marriott International, Inc., Class A	26,000	2,822,560
McDonald’s Corp.	44,600	7,919,622
Royal Caribbean Cruises Ltd.	26,000	2,542,540
Starbucks Corp.	32,700	2,105,880

		15,390,602

Household Durables (0.5%)
Lennar Corp., Class A	39,400	1,542,510
Mohawk Industries, Inc.*	13,300	1,555,568

		3,098,078

Internet & Direct Marketing Retail (3.7%)
Amazon.com, Inc.*	14,300	21,478,171
Booking Holdings, Inc.*	1,800	3,100,356

		24,578,527

Multiline Retail (0.5%)
Dollar Tree, Inc.*	37,500	3,387,000

Specialty Retail (2.3%)
Burlington Stores, Inc.*	12,500	2,033,375
Home Depot, Inc. (The)	48,900	8,401,998
TJX Cos., Inc. (The)	99,600	4,456,104

		14,891,477

Textiles, Apparel & Luxury Goods (0.4%)
Tapestry, Inc.	76,000	2,565,000

Total Consumer Discretionary		65,762,590

Consumer Staples (7.1%)
Beverages (2.2%)
Anheuser-Busch InBev SA/NV	6,485	429,192
Coca-Cola Co. (The)	156,900	7,429,215
Constellation Brands, Inc., Class A	12,700	2,042,414
Keurig Dr Pepper, Inc.	32,900	843,556
Monster Beverage Corp.*	38,200	1,880,204
PepsiCo, Inc.	18,300	2,021,784

		14,646,365

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	4,800	977,808
Sysco Corp.	2,500	156,650
Walgreens Boots Alliance, Inc.	11,100	758,463
Walmart, Inc.	19,200	1,788,480

		3,681,401

Food Products (1.1%)
Bunge Ltd.	23,600	1,261,184
Kraft Heinz Co. (The)	30,400	1,308,416
Mondelez International, Inc., Class A	100,400	4,019,012
Simply Good Foods Co. (The)*	27,200	514,080
TreeHouse Foods, Inc.*	7,566	383,672

		7,486,364

Household Products (1.4%)
Colgate-Palmolive Co.	60,500	3,600,960
Procter & Gamble Co. (The)	62,200	5,717,424

		9,318,384

Personal Products (0.6%)
Coty, Inc., Class A	100,500	659,280
Edgewell Personal Care Co.*	14,200	530,370
Estee Lauder Cos., Inc. (The), Class A	13,600	1,769,360
Unilever NV (CVA)	15,800	858,493

		3,817,503

Tobacco (1.2%)
Altria Group, Inc.	33,900	1,674,321
British American Tobacco plc (ADR)	51,085	1,627,568
Philip Morris International, Inc.	63,000	4,205,880

		7,507,769

Total Consumer Staples		46,457,786

Energy (5.0%)
Energy Equipment & Services (0.4%)
Baker Hughes a GE Co.	53,600	1,152,400
Liberty Oilfield Services, Inc., Class A (x)	25,700	332,815

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
NCS Multistage Holdings, Inc. (x)*	52,200	$265,698
Oceaneering International, Inc.*	15,900	192,390
Schlumberger Ltd.	13,600	490,688

		2,433,991

Oil, Gas & Consumable Fuels (4.6%)
Anadarko Petroleum Corp.	47,300	2,073,632
Berry Petroleum Corp.	32,800	287,000
BP plc (ADR)	20,800	788,736
Cabot Oil & Gas Corp.	33,400	746,490
Chevron Corp.	22,300	2,426,017
ConocoPhillips	32,000	1,995,200
Devon Energy Corp.	85,000	1,915,900
EOG Resources, Inc.	33,300	2,904,093
Exxon Mobil Corp.	66,600	4,541,454
Kimbell Royalty Partners LP	38,400	521,472
Magnolia Oil & Gas Corp. (x)*	63,500	711,835
Marathon Petroleum Corp.	3,200	188,832
Noble Energy, Inc.	65,300	1,225,028
Oasis Petroleum, Inc.*	44,800	247,744
Parsley Energy, Inc., Class A*	58,300	931,634
Phillips 66	28,900	2,489,735
Pioneer Natural Resources Co.	11,800	1,551,936
PrairieSky Royalty Ltd.	29,800	385,706
Suncor Energy, Inc.	62,700	1,751,209
Targa Resources Corp.	10,900	392,618
Valero Energy Corp.	29,300	2,196,621
Whiting Petroleum Corp.*	13,200	299,508

		30,572,400

Total Energy		33,006,391

Financials (13.0%)
Banks (5.5%)
Bank of America Corp.	346,700	8,542,688
Citigroup, Inc.	125,100	6,512,706
First Horizon National Corp.	121,500	1,598,940
Huntington Bancshares, Inc.	415,900	4,957,528
KB Financial Group, Inc.	4,700	196,187
KeyCorp	135,000	1,995,300
M&T Bank Corp.	12,000	1,717,560
PNC Financial Services Group, Inc. (The)	16,200	1,893,942
Signature Bank	10,200	1,048,662
US Bancorp	17,400	795,180
Wells Fargo & Co.	157,600	7,262,208

		36,520,901

Capital Markets (2.0%)
Bank of New York Mellon Corp. (The)	56,900	2,678,283
Cboe Global Markets, Inc.	36,800	3,600,144
E*TRADE Financial Corp.	74,300	3,260,284
Goldman Sachs Group, Inc. (The)	7,000	1,169,350
State Street Corp.	9,000	567,630
TD Ameritrade Holding Corp.	23,600	1,155,456
Virtu Financial, Inc., Class A	40,600	1,045,856

		13,477,003

Consumer Finance (2.5%)
360 Finance, Inc. (ADR)*	20,200	311,686
American Express Co.	27,900	2,659,428
Capital One Financial Corp.	128,800	9,735,992
OneMain Holdings, Inc.*	99,900	2,426,571
SLM Corp.*	138,000	1,146,780

		16,280,457

Diversified Financial Services (0.2%)
Berkshire Hathaway, Inc., Class A*	3	918,000
KBC Ancora	6,200	263,766

		1,181,766

Insurance (2.8%)
American International Group, Inc.	134,100	5,284,881
Aspen Insurance Holdings Ltd.	6,400	268,736
Hartford Financial Services Group, Inc. (The)	28,800	1,280,160
Marsh & McLennan Cos., Inc.	33,637	2,682,551
MetLife, Inc.	130,300	5,350,118
RSA Insurance Group plc	65,900	429,979
Travelers Cos., Inc. (The)	14,000	1,676,500
Willis Towers Watson plc	8,900	1,351,554

		18,324,479

Total Financials		85,784,606

Health Care (15.5%)
Biotechnology (2.8%)
Alexion Pharmaceuticals, Inc.*	28,418	2,766,777
Amgen, Inc.	35,300	6,871,851
Biogen, Inc.*	10,100	3,039,292
Sarepta Therapeutics, Inc. (x)*	10,000	1,091,300
Vertex Pharmaceuticals, Inc.*	27,300	4,523,883

		18,293,103

Health Care Equipment & Supplies (4.5%)
Abbott Laboratories	103,700	7,500,621
Baxter International, Inc.	50,400	3,317,328
Becton Dickinson and Co.	27,800	6,263,896
Boston Scientific Corp.*	227,400	8,036,316
Intuitive Surgical, Inc.*	8,900	4,262,388

		29,380,549

Health Care Providers & Services (4.5%)
AmerisourceBergen Corp.	20,100	1,495,440
DaVita, Inc.*	30,800	1,584,968
HCA Healthcare, Inc.	29,400	3,658,830
Henry Schein, Inc.*	21,812	1,712,678
Molina Healthcare, Inc.*	22,400	2,603,328
UnitedHealth Group, Inc.	56,800	14,150,016
WellCare Health Plans, Inc.*	18,000	4,249,620

		29,454,880

Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc.	25,200	5,639,508

Pharmaceuticals (2.9%)
Allergan plc	17,500	2,339,050
AstraZeneca plc (ADR)	132,300	5,024,754
Bristol-Myers Squibb Co.	73,800	3,836,124
Elanco Animal Health, Inc. (x)*	37,300	1,176,069
Jazz Pharmaceuticals plc*	7,200	892,512

See Notes to Financial Statements.

1037

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AMSM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Nektar Therapeutics*	13,000	$427,310
Roche Holding AG	21,947	5,426,928

		19,122,747

Total Health Care		101,890,787

Industrials (9.5%)
Aerospace & Defense (2.0%)
Boeing Co. (The)	11,100	3,579,750
General Dynamics Corp.	7,300	1,147,633
Lockheed Martin Corp.	800	209,472
Northrop Grumman Corp.	10,300	2,522,470
Raytheon Co.	4,400	674,740
United Technologies Corp.	48,500	5,164,280

		13,298,345

Air Freight & Logistics (0.5%)
United Parcel Service, Inc., Class B	31,600	3,081,948

Airlines (0.6%)
American Airlines Group, Inc.	127,700	4,100,447

Building Products (0.5%)
Allegion plc	19,800	1,578,258
USG Corp.	34,600	1,476,036

		3,054,294

Commercial Services & Supplies (0.0%)
Stericycle, Inc.*	8,100	297,189

Construction & Engineering (0.9%)
AECOM*	193,100	5,117,150
Fluor Corp.	16,600	534,520

		5,651,670

Electrical Equipment (0.6%)
Sensata Technologies Holding plc*	90,000	4,035,600
Vivint Solar, Inc. (x)*	16,800	64,008

		4,099,608

Industrial Conglomerates (0.5%)
3M Co.	3,300	628,782
General Electric Co.	124,100	939,437
Honeywell International, Inc.	15,100	1,995,012

		3,563,231

Machinery (0.8%)
Allison Transmission Holdings, Inc.	61,231	2,688,653
WABCO Holdings, Inc.*	25,000	2,683,500

		5,372,153

Marine (0.4%)
AP Moller - Maersk A/S, Class B	2,209	2,787,811

Professional Services (0.8%)
Nielsen Holdings plc	231,200	5,393,896

Road & Rail (1.1%)
CSX Corp.	58,000	3,603,540
Norfolk Southern Corp.	22,400	3,349,696

		6,953,236

Trading Companies & Distributors (0.8%)
HD Supply Holdings, Inc.*	138,000	5,177,760

Total Industrials		62,831,588

Information Technology (19.8%)
Electronic Equipment, Instruments & Components (0.0%)
Flex Ltd.*	22,900	174,269

IT Services (1.8%)
Alliance Data Systems Corp.	29,600	4,442,368
Cognizant Technology Solutions Corp., Class A	19,300	1,225,164
DXC Technology Co.	15,900	845,403
FleetCor Technologies, Inc.*	3,700	687,164
Leidos Holdings, Inc.	23,100	1,217,832
Mastercard, Inc., Class A	5,000	943,250
PayPal Holdings, Inc.*	29,200	2,455,428

		11,816,609

Semiconductors & Semiconductor Equipment (4.8%)
Advanced Micro Devices, Inc.*	25,400	468,884
Analog Devices, Inc.	11,300	969,879
Applied Materials, Inc.	84,800	2,776,352
Broadcom, Inc.	12,300	3,127,644
Lam Research Corp.	22,100	3,009,357
MACOM Technology Solutions Holdings, Inc. (x)*	128,100	1,858,731
Marvell Technology Group Ltd.	63,300	1,024,827
Microchip Technology, Inc. (x)	3,900	280,488
Micron Technology, Inc.*	67,600	2,144,948
NVIDIA Corp.	33,600	4,485,600
NXP Semiconductors NV	8,300	608,224
ON Semiconductor Corp.*	234,500	3,871,595
QUALCOMM, Inc.	104,200	5,930,022
Xilinx, Inc.	12,000	1,022,040

		31,578,591

Software (9.1%)
2U, Inc. (x)*	17,300	860,156
Adobe, Inc.*	18,400	4,162,816
Apptio, Inc., Class A (x)*	3,200	121,472
Autodesk, Inc.*	33,500	4,308,435
Avast plc (m)*	375,100	1,352,832
Box, Inc., Class A*	13,300	224,504
Citrix Systems, Inc.	35,000	3,586,100
Hortonworks, Inc.*	108,700	1,567,454
Kingsoft Corp. Ltd.	514,000	742,687
Microsoft Corp.	316,300	32,126,591
Nuance Communications, Inc.*	67,400	891,702
Nutanix, Inc., Class A*	9,800	407,582
Oracle Corp.	34,100	1,539,615
PTC, Inc.*	12,600	1,044,540
salesforce.com, Inc.*	36,000	4,930,920
SS&C Technologies Holdings, Inc.	9,000	405,990
Talend SA (ADR)*	39,500	1,464,660
TOTVS SA	41,500	289,831
Workday, Inc., Class A*	800	127,744
Zuora, Inc., Class A (x)*	8,100	146,934

		60,302,565

See Notes to Financial Statements.

1038

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AMSM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (4.1%)
Apple, Inc.	169,200	$26,689,608

Total Information Technology		130,561,642

Materials (2.5%)
Chemicals (2.2%)
Air Products & Chemicals, Inc.	4,600	736,230
Cabot Corp.	6,300	270,522
CF Industries Holdings, Inc.	6,800	295,868
Chemours Co. (The)	51,900	1,464,618
DowDuPont, Inc.	97,500	5,214,300
International Flavors & Fragrances, Inc.	3,000	402,810
Linde plc	10,262	1,629,472
LyondellBasell Industries NV, Class A	15,700	1,305,612
Mosaic Co. (The)	13,900	406,019
Olin Corp.	45,400	912,994
Orion Engineered Carbons SA	5,900	149,152
Platform Specialty Products Corp.*	65,400	675,582
Sherwin-Williams Co. (The)	700	275,422
Tronox Ltd., Class A (x)	22,400	174,272
Westlake Chemical Corp.	6,600	436,722

		14,349,595

Construction Materials (0.1%)
Vulcan Materials Co.	7,000	691,600

Containers & Packaging (0.1%)
AptarGroup, Inc.	1,600	150,512
Crown Holdings, Inc.*	10,300	428,171

		578,683

Metals & Mining (0.1%)
Antofagasta plc	45,000	445,973
Livent Corp. (x)*	14,700	202,860
Newmont Mining Corp.	14,500	502,425

		1,151,258

Total Materials		16,771,136

Real Estate (2.8%)
Equity Real Estate Investment Trusts (REITs) (2.7%)
American Tower Corp. (REIT)	28,100	4,445,139
Boston Properties, Inc. (REIT)	11,600	1,305,580
Colony Capital, Inc. (REIT)	26,200	122,616
CoreCivic, Inc. (REIT)	9,000	160,470
CorePoint Lodging, Inc. (REIT)	25,000	306,250
Corporate Office Properties Trust (REIT)	30,200	635,106
Crown Castle International Corp. (REIT)	8,200	890,766
Equinix, Inc. (REIT)	3,200	1,128,192
Equity LifeStyle Properties, Inc. (REIT)	3,700	359,381
Essex Property Trust, Inc. (REIT)	1,600	392,336
Front Yard Residential Corp. (REIT)	69,700	608,481
Macerich Co. (The) (REIT)	10,400	450,112
Outfront Media, Inc. (REIT)	12,400	224,688
Prologis, Inc. (REIT)	25,600	1,503,232
Public Storage (REIT)	7,500	1,518,075
Simon Property Group, Inc. (REIT)	4,300	722,357
Spirit MTA REIT (REIT)	9,600	68,448
Spirit Realty Capital, Inc. (REIT)	9,840	346,860
STORE Capital Corp. (REIT)	22,200	628,482
VEREIT, Inc. (REIT)	29,000	207,350
VICI Properties, Inc. (REIT)	15,500	291,090
Welltower, Inc. (REIT)	19,200	1,332,672

		17,647,683

Real Estate Management & Development (0.1%)
Brookfield Property Partners LP	10,200	164,424
Cushman & Wakefield plc*	27,400	396,478

		560,902

Total Real Estate		18,208,585

Utilities (3.2%)
Electric Utilities (2.1%)
Avangrid, Inc. (x)	9,200	460,828
Duke Energy Corp.	3,200	276,160
Edison International	16,500	936,705
Entergy Corp.	19,000	1,635,330
Evergy, Inc.	12,400	703,948
Exelon Corp.	56,100	2,530,110
FirstEnergy Corp.	44,100	1,655,955
NextEra Energy, Inc.	20,000	3,476,400
PG&E Corp.*	34,200	812,250
PPL Corp.	58,900	1,668,637

		14,156,323

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	7,500	108,450
NRG Energy, Inc.	16,400	649,440
Vistra Energy Corp.*	19,900	455,511

		1,213,401

Multi-Utilities (0.9%)
Dominion Energy, Inc.	20,300	1,450,638
Public Service Enterprise Group, Inc.	35,200	1,832,160
SCANA Corp.	23,300	1,113,274
Sempra Energy	13,000	1,406,470

		5,802,542

Total Utilities		21,172,266

Total Common Stocks (98.5%) (Cost $721,059,633)		649,305,531

EXCHANGE TRADED FUND (ETF):
Equity (0.0%)
iShares Core S&P 500 ETF	600	150,966

Total Exchange Traded Fund (0.0%) (Cost $168,669)		150,966

MASTER LIMITED PARTNERSHIPS:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Black Stone Minerals LP	25,200	390,096
Hess Midstream Partners LP	13,300	225,834

Total Energy		615,930

See Notes to Financial Statements.

1039

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EQ/FIDELITY INSTITUTIONAL AMSM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Financials (0.1%)
Capital Markets (0.1%)
Oaktree Capital Group LLC	18,900	$751,275

Total Financials		751,275

Total Master Limited Partnerships (0.2%) (Cost $1,524,432)		1,367,205

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,769,809, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,805,205. (xx)	$1,769,524	1,769,524
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,600,258, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,632,418. (xx)	1,600,000	1,600,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,600,262, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,632,000. (xx)	1,600,000	1,600,000

Total Repurchase Agreements		4,969,524

Total Short-Term Investments (0.8%) (Cost $4,969,524)		4,969,524

Total Investments in Securities (99.5%) (Cost $727,722,258)		655,793,226
Other Assets Less Liabilities (0.5%)		3,588,424

Net Assets (100%)		$659,381,650

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $1,352,832 or 0.2% of net assets.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $5,163,288. This was collateralized by $256,504 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.125%, maturing 2/7/19 - 2/15/48 and by cash of $4,969,524 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification

See Notes to Financial Statements.

1040

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EQ/FIDELITY INSTITUTIONAL AMSM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$66,275,062	$583,092	$—	$66,858,154
Consumer Discretionary	65,762,590	—	—	65,762,590
Consumer Staples	45,170,101	1,287,685	—	46,457,786
Energy	33,006,391	—	—	33,006,391
Financials	84,894,674	889,932	—	85,784,606
Health Care	96,463,859	5,426,928	—	101,890,787
Industrials	60,043,777	2,787,811	—	62,831,588
Information Technology	128,176,292	2,385,350	—	130,561,642
Materials	14,695,691	2,075,445	—	16,771,136
Real Estate	18,208,585	—	—	18,208,585
Utilities	21,172,266	—	—	21,172,266
Exchange Traded Fund	150,966	—	—	150,966
Master Limited Partnerships
Energy	615,930	—	—	615,930
Financials	751,275	—	—	751,275
Short-Term Investments
Repurchase Agreements	—	4,969,524	—	4,969,524

Total Assets	$635,387,459	$20,405,767	$—	$655,793,226

Total Liabilities	$—	$—	$—	$—

Total	$635,387,459	$20,405,767	$—	$655,793,226

The Portfolio held no derivatives contracts during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 15%)*	$677,647,864
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$624,501,912

* During the period ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,045,384
Aggregate gross unrealized depreciation	(77,440,207)

Net unrealized depreciation	$(73,394,823)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$729,188,049

For the period ended December 31, 2018, the Portfolio incurred approximately $218 as brokerage commissions with Sanford C. Bernstein & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $722,752,734)	$650,823,702
Repurchase Agreements (Cost $4,969,524)	4,969,524
Cash	7,951,226
Foreign cash (Cost $44,999)	45,051
Receivable for securities sold	4,435,928
Dividends, interest and other receivables	551,312
Receivable for Portfolio shares sold	273,974
Deferred offering cost	119,057
Due from Custodian	40,645
Securities lending income receivable	4,039
Other assets	877

Total assets	669,215,335

LIABILITIES
Payable for return of collateral on securities loaned	4,969,524
Payable for securities purchased	4,188,176
Investment management fees payable	232,902
Payable for Portfolio shares redeemed	182,699
Distribution fees payable – Class IB	143,024
Administrative fees payable	55,380
Accrued expenses	61,980

Total liabilities	9,833,685

NET ASSETS	$659,381,650

Net assets were comprised of:
Paid in capital	$745,035,374
Total distributable earnings (loss)	(85,653,724)

Net assets	$659,381,650

Class IB
Net asset value, offering and redemption price per share, $655,008,193 / 21,341,731 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.69

Class K
Net asset value, offering and redemption price per share, $4,373,457 / 138,574 shares outstanding (unlimited amount authorized: $0.01 par value)	$31.56

(x)	Includes value of securities on loan of $5,163,288.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $8,164 foreign withholding tax)	$2,684,885
Interest	26,550
Securities lending (net)	6,647

Total income	2,718,082

EXPENSES
Investment management fees	739,199
Distribution fees – Class IB	339,968
Administrative fees	130,793
Printing and mailing expenses	46,962
Professional fees	35,243
Offering costs	28,751
Custodian fees	8,000
Trustees’ fees	3,442
Miscellaneous	1,720

Gross expenses	1,334,078
Less: Waiver from investment manager	(148,274)

Net expenses	1,185,804

NET INVESTMENT INCOME (LOSS)	1,532,278

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(13,906,747)
Foreign currency transactions	18,496

Net realized gain (loss)	(13,888,251)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(71,929,032)
Foreign currency translations	(378)

Net change in unrealized appreciation (depreciation)	(71,929,410)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(85,817,661)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(84,285,383)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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EQ/FIDELITY INSTITUTIONAL AMSM LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,532,278
Net realized gain (loss)	(13,888,251)
Net change in unrealized appreciation (depreciation)	(71,929,410)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(84,285,383)

Distributions to shareholders:
Class IB	(1,723,710)
Class K	(13,350)

Total distributions to shareholders	(1,737,060)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,213,438 shares]	76,101,055
Capital shares sold in-kind (Note 8) [ 19,574,363 shares]	679,034,658
Capital shares issued in reinvestment of dividends [ 53,228 shares]	1,723,710
Capital shares repurchased [ (499,298) shares]	(16,394,039)

Total Class IB transactions	740,465,384

Class K
Capital shares sold [ 13,463 shares]	473,530
Capital shares sold in-kind (Note 8) [ 125,916 shares]	4,491,429
Capital shares issued in reinvestment of dividends [ 401 shares]	13,350
Capital shares repurchased [ (1,206) shares]	(39,600)

Total Class K transactions	4,938,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	745,404,093

TOTAL INCREASE (DECREASE) IN NET ASSETS	659,381,650
NET ASSETS:
Beginning of period	—

End of period	$659,381,650

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$34.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss)	(3.99)

Total from investment operations	(3.92)

Less distributions:
Dividends from net investment income	(0.08)

Net asset value, end of period	$30.69

Total return (b)	(11.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$655,008
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)
Before waivers (a)(f)	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.12	%(l)
Before waivers (a)(f)	1.03	%(l)
Portfolio turnover rate^	88	%(z)

Class K	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$35.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09
Net realized and unrealized gain (loss)	(4.10)

Total from investment operations	(4.01)

Less distributions:
Dividends from net investment income	(0.10)

Net asset value, end of period	$31.56

Total return (b)	(11.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,373
Ratio of expenses to average net assets:
After waivers (a)(f)	0.62	%(j)
Before waivers (a)(f)	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.37	%(l)
Before waivers (a)(f)	1.28	%(l)
Portfolio turnover rate^	88	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB and 0.62% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1044

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(7.24)%
S&P 500® Index	(9.04)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (7.24)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned (9.04)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Industrials	23.7%
Health Care	20.2
Information Technology	16.1
Materials	11.8
Consumer Staples	9.5
Consumer Discretionary	7.9
Energy	6.1
Financials	3.0
Communication Services	0.4
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

1045

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$927.60	$1.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.81	4.44

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.87%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (0.4%)
Media (0.4%)
John Wiley & Sons, Inc., Class A	10,683	$501,781

Total Communication Services		501,781

Consumer Discretionary (7.9%)
Hotels, Restaurants & Leisure (2.4%)
McDonald’s Corp.	14,933	2,651,653
Yum! Brands, Inc.	6,237	573,305

		3,224,958

Multiline Retail (0.7%)
Target Corp.	14,083	930,745

Specialty Retail (2.9%)
Gap, Inc. (The)	37,604	968,679
Ross Stores, Inc.	15,828	1,316,890
Tiffany & Co.	21,318	1,716,312

		4,001,881

Textiles, Apparel & Luxury Goods (1.9%)
NIKE, Inc., Class B	35,801	2,654,286

Total Consumer Discretionary		10,811,870

Consumer Staples (9.5%)
Beverages (1.7%)
PepsiCo, Inc.	20,700	2,286,936

Food & Staples Retailing (2.3%)
Walgreens Boots Alliance, Inc.	17,428	1,190,855
Walmart, Inc.	21,412	1,994,528

		3,185,383

Food Products (2.7%)
Bunge Ltd.	26,327	1,406,915
McCormick & Co., Inc. (Non-Voting)	16,501	2,297,599

		3,704,514

Household Products (2.8%)
Colgate-Palmolive Co.	28,038	1,668,822
Procter & Gamble Co. (The)	23,835	2,190,913

		3,859,735

Total Consumer Staples		13,036,568

Energy (6.1%)
Energy Equipment & Services (1.3%)
Apergy Corp.*	19,819	536,699
Schlumberger Ltd.	34,053	1,228,632

		1,765,331

Oil, Gas & Consumable Fuels (4.8%)
Chevron Corp.	20,648	2,246,296
EOG Resources, Inc.	14,642	1,276,929
Exxon Mobil Corp.	17,883	1,219,442
Occidental Petroleum Corp.	30,578	1,876,877

		6,619,544

Total Energy		8,384,875

Financials (3.0%)
Capital Markets (0.4%)
State Street Corp.	8,416	530,797

Insurance (2.6%)
Aflac, Inc.	37,829	1,723,489
Arthur J Gallagher & Co.	6,057	446,401
Erie Indemnity Co., Class A	10,698	1,426,151

		3,596,041

Total Financials		4,126,838

Health Care (20.2%)
Biotechnology (1.0%)
AbbVie, Inc.	14,579	1,344,038

Health Care Equipment & Supplies (14.9%)
Abbott Laboratories	44,621	3,227,437
Becton Dickinson and Co.	22,197	5,001,428
Dentsply Sirona, Inc.	5,638	209,790
Medtronic plc	47,839	4,351,435
Stryker Corp.	32,219	5,050,328
West Pharmaceutical Services, Inc.	25,116	2,462,122

		20,302,540

Health Care Providers & Services (0.9%)
CVS Health Corp.	19,345	1,267,484

Pharmaceuticals (3.4%)
Johnson & Johnson	24,069	3,106,104
Perrigo Co. plc	14,186	549,708
Pfizer, Inc.	23,549	1,027,914

		4,683,726

Total Health Care		27,597,788

Industrials (23.7%)
Aerospace & Defense (4.2%)
Boeing Co. (The)	348	112,230
General Dynamics Corp.	13,711	2,155,506
Raytheon Co.	5,872	900,471
United Technologies Corp.	24,114	2,567,659

		5,735,866

Air Freight & Logistics (0.4%)
United Parcel Service, Inc., Class B	5,544	540,706

Building Products (1.5%)
Johnson Controls International plc	66,101	1,959,895
Resideo Technologies, Inc.*	4,835	99,359

		2,059,254

Commercial Services & Supplies (3.5%)
ABM Industries, Inc.	53,830	1,728,482
Cintas Corp.	13,176	2,213,436
Matthews International Corp., Class A	20,350	826,617

		4,768,535

Electrical Equipment (0.7%)
nVent Electric plc	42,387	952,012

See Notes to Financial Statements.

1047

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EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrial Conglomerates (9.3%)
Carlisle Cos., Inc.	8,444	$848,791
Honeywell International, Inc.	32,913	4,348,465
Roper Technologies, Inc.	28,044	7,474,287

		12,671,543

Machinery (3.6%)
Donaldson Co., Inc.	23,621	1,024,915
Dover Corp.	33,227	2,357,456
Pentair plc	40,650	1,535,757

		4,918,128

Trading Companies & Distributors (0.5%)
WW Grainger, Inc.	2,404	678,794

Total Industrials		32,324,838

Information Technology (16.1%)
IT Services (4.1%)
Accenture plc, Class A	29,980	4,227,480
Visa, Inc., Class A	10,257	1,353,308

		5,580,788

Semiconductors & Semiconductor Equipment (6.0%)
Analog Devices, Inc.	42,033	3,607,692
Texas Instruments, Inc.	43,511	4,111,790
Versum Materials, Inc.	15,372	426,112

		8,145,594

Software (6.0%)
Microsoft Corp.	80,960	8,223,107

Total Information Technology		21,949,489

Materials (11.8%)
Chemicals (10.9%)
Air Products & Chemicals, Inc.	25,136	4,023,017
Albemarle Corp.	58,870	4,537,111
Ecolab, Inc.	9,890	1,457,292
Linde plc	31,132	4,857,837

		14,875,257

Metals & Mining (0.9%)
Nucor Corp.	24,861	1,288,048

Total Materials		16,163,305

Total Investments in Securities (98.7%) (Cost $145,994,124)		134,897,352
Other Assets Less Liabilities (1.3%)		1,720,363

Net Assets (100%)		$136,617,715

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$501,781	$—	$—	$501,781
Consumer Discretionary	10,811,870	—	—	10,811,870
Consumer Staples	13,036,568	—	—	13,036,568
Energy	8,384,875	—	—	8,384,875
Financials	4,126,838	—	—	4,126,838
Health Care	27,597,788	—	—	27,597,788
Industrials	32,324,838	—	—	32,324,838
Information Technology	21,949,489	—	—	21,949,489
Materials	16,163,305	—	—	16,163,305

Total Assets	$134,897,352	$—	$—	$134,897,352

Total Liabilities	$—	$—	$—	$—

Total	$134,897,352	$—	$—	$134,897,352

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$7,699,349
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$8,069,950

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$990,379
Aggregate gross unrealized depreciation	(12,087,151)

Net unrealized depreciation	$(11,096,772)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$145,994,124

See Notes to Financial Statements.

1049

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $145,994,124)	$134,897,352
Cash	1,768,171
Dividends, interest and other receivables	230,982
Receivable for Portfolio shares sold	84,331
Due from Custodian	30,830
Deferred offering cost	23,589
Securities lending income receivable	224
Other assets	180

Total assets	137,035,659

LIABILITIES
Payable for securities purchased	175,236
Payable for Portfolio shares redeemed	115,476
Distribution fees payable – Class IB	29,580
Investment management fees payable	28,648
Administrative fees payable	11,378
Accrued expenses	57,626

Total liabilities	417,944

NET ASSETS	$136,617,715

Net assets were comprised of:
Paid in capital	$147,447,472
Total distributable earnings (loss)	(10,829,757)

Net assets	$136,617,715

Class IB
Net asset value, offering and redemption price per share, $136,617,715 / 5,466,870 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.99

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends	$624,525
Interest	2,535
Securities lending (net)	692

Total income	627,752

EXPENSES
Investment management fees	167,579
Distribution fees – Class IB	69,824
Professional fees	36,638
Administrative fees	26,686
Printing and mailing expenses	14,764
Custodian fees	9,000
Offering costs	5,697
Trustees’ fees	687
Miscellaneous	3,103

Gross expenses	333,978
Less: Waiver from investment manager	(90,926)

Net expenses	243,052

NET INVESTMENT INCOME (LOSS)	384,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	226,148
Net change in unrealized appreciation (depreciation) on investments in securities	(11,096,772)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,870,624)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,485,924)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$384,700
Net realized gain (loss)	226,148
Net change in unrealized appreciation (depreciation)	(11,096,772)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,485,924)

Distributions to shareholders:
Class IB	(415,162)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 256,714 shares]	6,687,677
Capital shares sold in-kind (Note 8) [ 5,408,874 shares]	146,138,576
Capital shares issued in reinvestment of dividends [ 15,686 shares]	415,162
Capital shares repurchased [ (214,404) shares]	(5,722,614)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	147,518,801

TOTAL INCREASE (DECREASE) IN NET ASSETS	136,617,715
NET ASSETS:
Beginning of period	—

End of period	$136,617,715

* Commencement of Operations.

See Notes to Financial Statements.

1051

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EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$27.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss)	(2.02)

Total from investment operations	(1.95)

Less distributions:
Dividends from net investment income	(0.08)

Net asset value, end of period	$24.99

Total return (b)	(7.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$136,618
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)
Before waivers (a)(f)	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.38	%(l)
Before waivers (a)(f)	1.16	%(l)
Portfolio turnover rate^	5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1052

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(1.22)%
Bloomberg Barclays U.S. Aggregate Bond Index	2.54

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.22)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.54% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	6.29
Weighted Average Coupon (%)	4.51
Weighted Average Modified Duration (Years)*	4.01
Weighted Average Rating**	BBB

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Asset-Backed Securities	9.4%
Investment Company	8.9
Mortgage-Backed Securities	8.8
Communication Services	7.5
Collateralized Mortgage Obligations	7.1
Repurchase Agreements	6.5
Health Care	6.4
U.S. Treasury Obligations	6.4
Industrials	6.4
Financials	6.2
Consumer Discretionary	6.1
Materials	5.2
Energy	4.5
Exchange Traded Fund	4.2
Foreign Government Securities	3.9
Consumer Staples	3.2
Utilities	2.7
Information Technology	2.9
Commercial Mortgage-Backed Securities	2.3
Real Estate	1.2
Municipal Bonds	1.1
Cash and Other	(10.9)

100.0%

1053

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$987.80	$1.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.75	4.50

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.88%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

1054

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EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (9.4%)
AMMC CLO 15 Ltd.,
Series 2014-15A ARR 3.587%, 1/15/32 (l)§	$300,000	$297,523
Series 2014-15A BRR 4.127%, 1/15/32 (l)§	250,000	244,660
Antares CLO Ltd.,
Series 2018-1A B 4.119%, 4/20/31 (l)§	345,000	344,993
ARES L CLO Ltd.,
Series 2018-50A B 4.478%, 1/15/32 (l)§	400,000	399,499
Atrium XV,
Series 15A A1 3.946%, 1/23/31 (l)§	300,000	299,155
Series 15A B 4.526%, 1/23/31 (l)§	300,000	295,759
Series 15A D 5.776%, 1/23/31 (l)§	250,000	240,651
BlueMountain Fuji US CLO II Ltd.,
Series 2017-2A A1A 3.548%, 10/20/30 (l)§	345,000	339,299
Burnham Park CLO Ltd.,
Series 2016-1A BR 3.969%, 10/20/29 (l)§	250,000	246,519
Series 2016-1A CR 4.619%, 10/20/29 (l)§	250,000	242,739
Series 2016-1A DR 5.319%, 10/20/29 (l)§	300,000	282,109
Buttermilk Park CLO Ltd.,
Series 2018-1A C 4.438%, 10/15/31 (l)§	334,000	318,814
Capital One Multi-Asset Execution Trust,
Series 2014-A3 A3 2.835%, 1/18/22 (l)	70,000	70,005
Series 2016-A1 A1 2.905%, 2/15/22 (l)	565,000	565,503
Series 2016-A2 A2 3.085%, 2/15/24 (l)	765,000	769,273
Carlyle GMS Finance MM CLO LLC,
Series 2015-1A A2R 4.636%, 10/15/31 (l)§	287,000	286,994
Carlyle US CLO Ltd.,
Series 2017-2A A2A 4.169%, 7/20/31 (l)§	300,000	294,966
Catamaran CLO Ltd.,
Series 2014-2A BR 5.395%, 10/18/26 (l)§	297,000	296,053
CWABS Asset-Backed Certificates Trust,
Series 2005-11 AF4 5.210%, 3/25/34 (l)	211,552	208,902
Discover Card Execution Note Trust,
Series 2016-A2 A2 2.995%, 9/15/21 (l)	565,000	565,360
Dryden 42 Senior Loan Fund,
Series 2016-42A DR 5.366%, 7/15/30 (l)§	306,000	285,070
Harbor Park CLO Ltd.,
Series 2018-1A A2 4.239%, 1/20/31 (l)§	250,000	245,067
Series 2018-1A B1 4.539%, 1/20/31 (l)§	250,000	244,780
Series 2018-1A D 5.739%, 1/20/31 (l)§	250,000	231,935
LCM XVI LP,
Series 16A A2R 3.855%, 10/15/31 (l)§	288,889	287,299
Series 16A BR2 4.155%, 10/15/31 (l)§	263,490	259,845
NZCG Funding Ltd.,
Series 2015-1A A2R 4.239%, 2/26/31 (l)§	518,000	489,129
Octagon Investment Partners 28 Ltd.,
Series 2016-1A A2R 4.156%, 10/24/30 (l)§	300,000	298,004
Series 2016-1A BR 4.506%, 10/24/30 (l)§	250,000	246,533
Octagon Loan Funding Ltd.,
Series 2014-1A ARR 3.820%, 11/18/31 (l)§	300,000	296,428
Series 2014-1A DRR 5.540%, 11/18/31 (l)§	200,000	181,318
United Airlines Pass-Through Trust,
Series 2016-1 A 3.450%, 7/7/28	175,959	167,390
Voya CLO Ltd.,
Series 2013-2A A2AR 3.890%, 4/25/31 (l)§	300,000	288,208
Series 2017-2A B 4.786%, 6/7/30 (l)§	345,000	333,150

Total Asset-Backed Securities		10,462,932

Collateralized Mortgage Obligations (7.1%)
BCAP LLC Trust,
Series 2009-RR1 2A2 4.506%, 5/26/35 (l)§	61,718	60,033
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2014-DN4 M3 7.056%, 10/25/24 (l)	254,277	278,271
Series 2015-DNA3 M3 7.206%, 4/25/28 (l)	431,000	497,347
Series 2015-HQA1 M3 7.206%, 3/25/28 (l)	435,000	485,693
Series 2016-DNA2 M3 7.156%, 10/25/28 (l)	397,000	446,413
FNMA,
Series 2013-C01 M2 7.756%, 10/25/23 (l)	578,912	647,772
Series 2014-C01 M2 6.906%, 1/25/24 (l)	617,000	682,087
Series 2014-C02 1M2 5.106%, 5/25/24 (l)	335,000	350,954
Series 2014-C02 2M2 5.106%, 5/25/24 (l)	495,032	512,777
Series 2014-C03 1M2 5.506%, 7/25/24 (l)	562,854	591,798
Series 2014-C03 2M2 5.406%, 7/25/24 (l)	470,573	492,051
Series 2015-C01 1M2 6.806%, 2/25/25 (l)	160,439	173,265
Series 2015-C01 2M2 7.056%, 2/25/25 (l)	226,764	241,910
Series 2015-C02 1M2 6.506%, 5/25/25 (l)	531,461	569,202
Series 2015-C02 2M2 6.506%, 5/25/25 (l)	266,061	283,518

See Notes to Financial Statements.

1055

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Series 2015-C03 1M2 7.506%, 7/25/25 (l)		$586,511	$647,396
Series 2015-C03 2M2 7.506%, 7/25/25 (l)		386,284	421,737
Series 2017-C01 1M2 6.056%, 7/25/29 (l)		362,000	383,646
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-W A9 4.847%, 11/25/34 (l)		69,385	70,977

Total Collateralized Mortgage Obligations			7,836,847

Commercial Mortgage-Backed Securities (2.3%)
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7 A3 3.441%, 9/15/48		201,000	199,238
Series 2015-UBS7 A4 3.705%, 9/15/48		224,000	226,325
Series 2015-UBS7 B 4.362%, 9/15/48 (l)		145,000	146,003
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 C 3.584%, 3/13/35 (l)§		166,000	164,250
Citigroup Commercial Mortgage Trust,
Series 2006-C5 AJ 5.482%, 10/15/49		66,737	63,834
COMM Mortgage Trust,
Series 2014-CR19 B 4.703%, 8/10/47 (l)		166,000	169,996
Commercial Mortgage Trust,
Series 2006-GG7 AJ 5.666%, 7/10/38 (l)		200,000	186,555
Core Industrial Trust,
Series 2015-CALW A 3.040%, 2/10/34§		256,000	254,207
CSAIL Commercial Mortgage Trust,
Series 2015-C1 A4 3.505%, 4/15/50		175,000	174,763
Eleven Madison Trust Mortgage Trust,
Series 2015-11MD A 3.555%, 9/10/35 (l)§		259,000	258,965
GS Mortgage Securities Trust,
Series 2016-GS3 B 3.395%, 10/10/49 (l)		172,000	163,438
Series 2017-GS6 B 3.869%, 5/10/50		166,000	163,993
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2016-NINE B 2.854%, 10/6/38 (l)§		230,000	212,494
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP6 B 3.946%, 7/15/50		199,000	194,681

Total Commercial Mortgage-Backed Securities			2,578,742

Corporate Bonds (39.3%)
Communication Services (5.6%)
Diversified Telecommunication Services (1.0%)
CCO Holdings LLC 5.250%, 9/30/22		211,000	209,417
5.375%, 5/1/25§		172,000	164,914
Verizon Communications, Inc. 5.150%, 9/15/23		383,000	407,523
Virgin Media Secured Finance plc 5.500%, 1/15/25§		364,000	358,085

			1,139,939

Entertainment (0.6%)
Netflix, Inc. 5.875%, 2/15/25		400,000	402,000
Warner Media LLC 2.950%, 7/15/26		279,000	249,036

			651,036

Media (3.1%)
AMC Networks, Inc. 5.000%, 4/1/24		383,000	362,892
Clear Channel Worldwide Holdings, Inc.
Series B 7.625%, 3/15/20		95,000	93,337
6.500%, 11/15/22		191,000	191,000
CSC Holdings LLC 5.500%, 5/15/26§		422,000	399,149
DISH DBS Corp. 6.750%, 6/1/21		95,000	94,069
5.875%, 7/15/22		57,000	52,012
5.875%, 11/15/24		230,000	185,150
iHeartCommunications, Inc. 9.000%, 3/1/21 (h)		115,000	77,050
9.000%, 9/15/22 (h)		76,000	51,490
Nexstar Broadcasting, Inc. 5.625%, 8/1/24 (x)§		383,000	358,105
Sirius XM Radio, Inc. 6.000%, 7/15/24§		211,000	211,528
5.375%, 4/15/25§		153,000	146,115
TEGNA, Inc. 5.125%, 7/15/20		95,000	94,762
6.375%, 10/15/23		191,000	190,523
5.500%, 9/15/24§		95,000	91,913
Unitymedia GmbH 6.125%, 1/15/25§		326,000	328,820
Univision Communications, Inc. 5.125%, 2/15/25 (x)§		479,000	416,730
Ziggo BV 4.250%, 1/15/27§	EUR	134,000	150,778

			3,495,423

Wireless Telecommunication Services (0.9%)
Hughes Satellite Systems Corp. 6.625%, 8/1/26		$306,000	276,930
Sprint Communications, Inc. 7.000%, 3/1/20§		153,000	156,825
6.000%, 11/15/22		95,000	93,223
Sprint Corp. 7.875%, 9/15/23		95,000	97,498
T-Mobile USA, Inc. 6.500%, 1/15/24		95,000	97,138
6.375%, 3/1/25		249,000	251,490

			973,104

Total Communication Services			6,259,502

See Notes to Financial Statements.

1056

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Consumer Discretionary (3.2%)
Automobiles (0.2%)
Fiat Chrysler Automobiles NV 5.250%, 4/15/23 (x)	$230,000	$225,400

Hotels, Restaurants & Leisure (1.8%)
1011778 BC ULC 4.250%, 5/15/24§	172,000	158,240
5.000%, 10/15/25§	230,000	210,737
Golden Nugget, Inc. 6.750%, 10/15/24§	268,000	252,590
International Game Technology plc 6.500%, 2/15/25§	249,000	246,199
KFC Holding Co. 5.000%, 6/1/24§	172,000	165,808
5.250%, 6/1/26§	249,000	239,663
Marriott International, Inc. 3.750%, 10/1/25	287,000	275,912
Stars Group Holdings BV 7.000%, 7/15/26§	134,000	130,315
Wynn Las Vegas LLC 5.500%, 3/1/25§	330,000	309,672

		1,989,136

Household Durables (0.6%)
KB Home 7.000%, 12/15/21	230,000	234,600
PulteGroup, Inc. 5.000%, 1/15/27	191,000	172,802
Toll Brothers Finance Corp. 5.625%, 1/15/24	211,000	208,262

		615,664

Multiline Retail (0.0%)
K2016470219 South Africa Ltd. 3.000%, 12/31/22 PIK§	218,000	4

Specialty Retail (0.2%)
Party City Holdings, Inc. 6.625%, 8/1/26 (x)§	115,000	103,500
PetSmart, Inc. 5.875%, 6/1/25§	191,000	138,475

		241,975

Textiles, Apparel & Luxury Goods (0.4%)
Hanesbrands, Inc. 4.875%, 5/15/26 (x)§	518,000	467,443

Total Consumer Discretionary		3,539,622

Consumer Staples (1.9%)
Food & Staples Retailing (0.6%)
Kroger Co. (The) 2.650%, 10/15/26	268,000	238,443
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	413,000	406,856

		645,299

Food Products (0.9%)
Kraft Heinz Foods Co. 3.000%, 6/1/26	460,000	416,566
Lamb Weston Holdings, Inc. 4.625%, 11/1/24§	115,000	112,125
4.875%, 11/1/26§	268,000	256,945
Post Holdings, Inc. 5.500%, 3/1/25§	191,000	183,417
5.625%, 1/15/28§	95,000	86,925

		1,055,978

Tobacco (0.4%)
Imperial Brands Finance plc 3.500%, 2/11/23§	402,000	391,445

Total Consumer Staples		2,092,722

Energy (3.9%)
Energy Equipment & Services (0.2%)
Weatherford International Ltd. 7.750%, 6/15/21 (x)	153,000	113,794
8.250%, 6/15/23 (x)	191,000	113,645

		227,439

Oil, Gas & Consumable Fuels (3.7%)
California Resources Corp. 8.000%, 12/15/22 (x)§	137,000	92,818
Cheniere Corpus Christi Holdings LLC
7.000%, 6/30/24	153,000	162,180
5.875%, 3/31/25	134,000	133,665
Cheniere Energy Partners LP 5.250%, 10/1/25	230,000	214,475
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25	249,000	242,082
CNX Resources Corp. 5.875%, 4/15/22	479,000	459,840
Energy Transfer LP 7.500%, 10/15/20	364,000	381,290
Energy Transfer Operating LP 5.200%, 2/1/22	191,000	196,424
Energy Transfer Partners LP 5.000%, 10/1/22	95,000	97,226
EnQuest plc
7.000%, 4/15/22 PIK (k)(m)	242,000	158,470
Exxon Mobil Corp. 2.222%, 3/1/21	76,000	74,792
Kinder Morgan, Inc. 3.150%, 1/15/23	287,000	277,781
4.300%, 6/1/25	383,000	381,404
Martin Midstream Partners LP 7.250%, 2/15/21	383,000	363,850
Sabine Pass Liquefaction LLC 5.625%, 2/1/21 (e)	383,000	394,861
5.625%, 4/15/23	172,000	180,067
Sanchez Energy Corp. 6.125%, 1/15/23	57,000	10,260
Sinopec Group Overseas Development 2016 Ltd.
2.750%, 9/29/26§	249,000	226,392
Sunoco LP 4.875%, 1/15/23	115,000	112,963

		4,160,840

Total Energy		4,388,279

Financials (6.2%)
Banks (2.9%)
Bank of America Corp. 3.500%, 4/19/26	420,000	403,465
3.248%, 10/21/27	153,000	141,301

See Notes to Financial Statements.

1057

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
CIT Group, Inc. 5.000%, 8/15/22	$191,000	$187,896
Citigroup, Inc. 4.050%, 7/30/22	57,000	57,487
3.300%, 4/27/25	57,000	54,411
5.500%, 9/13/25	95,000	99,688
3.400%, 5/1/26	194,000	182,876
3.200%, 10/21/26	575,000	531,030
ICICI Bank Ltd. 3.800%, 12/14/27§	306,000	275,812
JPMorgan Chase & Co. 3.375%, 5/1/23	191,000	187,153
3.875%, 9/10/24	191,000	188,552
3.300%, 4/1/26	76,000	72,273
3.200%, 6/15/26	287,000	270,671
Series X (ICE LIBOR USD 3 Month + 3.33%), 6.100%, 10/1/24 (k)(y)	95,000	93,575
Wells Fargo & Co. 3.000%, 4/22/26	479,000	446,303

		3,192,493

Capital Markets (1.6%)
Eagle Holding Co. II LLC 7.625%, 5/15/22 PIK§	134,000	129,980
Goldman Sachs Group, Inc. (The) 3.500%, 1/23/25	375,000	353,034
3.750%, 2/25/26	287,000	270,923
Israel Electric Corp. Ltd. 4.250%, 8/14/28 (m)	300,000	284,625
Morgan Stanley 3.875%, 1/27/26	605,000	588,677
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	191,000	181,481

		1,808,720

Consumer Finance (0.7%)
Capital One Financial Corp. 3.200%, 2/5/25	183,000	170,489
Navient Corp. 6.625%, 7/26/21	76,000	73,340
7.250%, 9/25/23	379,000	344,890
6.125%, 3/25/24	195,000	165,994

		754,713

Diversified Financial Services (0.4%)
Gazprom OAO 3.850%, 2/6/20§	287,000	286,282
Woodside Finance Ltd. 3.700%, 9/15/26§	95,000	89,010
3.700%, 3/15/28§	153,000	142,304

		517,596

Insurance (0.6%)
Nippon Life Insurance Co.
(USD ICE Swap Rate 5 Year + 3.65%), 5.100%, 10/16/44 (k)§	671,000	672,678

Total Financials		6,946,200

Health Care (3.9%)
Biotechnology (0.1%)
Celgene Corp. 3.450%, 11/15/27	153,000	138,775

Health Care Equipment & Supplies (0.5%)
Avantor, Inc. 6.000%, 10/1/24§	383,000	376,298
Edwards Lifesciences Corp. 4.300%, 6/15/28	57,000	57,684
Stryker Corp. 3.500%, 3/15/26	95,000	91,607

		525,589

Health Care Providers & Services (2.2%)
Centene Corp. 4.750%, 5/15/22	326,000	321,925
5.375%, 6/1/26§	76,000	74,313
CHS/Community Health Systems, Inc. 6.875%, 2/1/22 (x)	66,000	29,700
6.250%, 3/31/23	95,000	86,336
CVS Health Corp. 4.300%, 3/25/28	191,000	186,533
DaVita, Inc. 5.750%, 8/15/22	191,000	189,954
5.125%, 7/15/24	95,000	89,063
5.000%, 5/1/25	172,000	155,660
HCA, Inc. 5.875%, 5/1/23	287,000	289,870
5.250%, 4/15/25	115,000	114,102
5.500%, 6/15/47	230,000	217,925
MEDNAX, Inc. 6.250%, 1/15/27§	100,000	96,500
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	322,000	300,265
Orlando Health Obligated Group 3.777%, 10/1/28	75,000	75,865
Tenet Healthcare Corp. 5.500%, 3/1/19	57,000	57,057
8.125%, 4/1/22	191,000	191,191

		2,476,259

Pharmaceuticals (1.1%)
Allergan Funding SCS 3.800%, 3/15/25	422,000	412,006
Bausch Health Cos., Inc. 6.125%, 4/15/25§	157,000	135,805
Bayer US Finance II LLC 4.375%, 12/15/28§	211,000	201,474
Endo Dac 6.000%, 2/1/25 (e)§	430,000	308,525
Valeant Pharmaceuticals International, Inc.
8.500%, 1/31/27§	191,000	185,270

		1,243,080

Total Health Care		4,383,703

Industrials (4.4%)
Commercial Services & Supplies (0.6%)
Aramark Services, Inc. 5.000%, 2/1/28§	353,000	329,137
West Corp. 8.500%, 10/15/25§	479,000	378,410

		707,547

See Notes to Financial Statements.

1058

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Electrical Equipment (0.3%)
Vertiv Group Corp. 9.250%, 10/15/24 §	$306,000	$281,903

Industrial Conglomerates (0.4%)
General Electric Co. 3.375%, 3/11/24	500,000	461,368

Machinery (1.1%)
CNH Industrial NV 3.850%, 11/15/27	134,000	123,111
Novelis Corp. 5.875%, 9/30/26§	441,000	386,007
Tennant Co. 5.625%, 5/1/25	391,000	367,540
Terex Corp. 5.625%, 2/1/25§	383,000	356,190

		1,232,848

Professional Services (0.4%)
IHS Markit Ltd. 4.000%, 3/1/26§	230,000	213,900
Jaguar Holding Co. II 6.375%, 8/1/23§	230,000	219,604

		433,504

Road & Rail (0.5%)
DAE Funding LLC 4.500%, 8/1/22§	76,000	72,675
5.000%, 8/1/24§	306,000	295,290
Park Aerospace Holdings Ltd. 5.250%, 8/15/22§	191,000	185,270

		553,235

Trading Companies & Distributors (0.9%)
Aircastle Ltd. 4.125%, 5/1/24	383,000	360,395
Beacon Roofing Supply, Inc. 4.875%, 11/1/25 (x)§	306,000	269,280
United Rentals North America, Inc.
5.875%, 9/15/26	306,000	290,700
6.500%, 12/15/26	100,000	98,500

		1,018,875

Transportation Infrastructure (0.2%)
Transurban Finance Co. Pty. Ltd.
3.375%, 3/22/27§	211,000	195,588

Total Industrials		4,884,868

Information Technology (1.1%)
Communications Equipment (0.3%)
CommScope Technologies LLC
6.000%, 6/15/25§	76,000	68,685
5.000%, 3/15/27§	326,000	264,292

		332,977

IT Services (0.1%)
Fiserv, Inc. 3.850%, 6/1/25	115,000	113,871

Software (0.7%)
Infor US, Inc. 6.500%, 5/15/22	383,000	369,059
Symantec Corp. 5.000%, 4/15/25§	422,000	393,959

		763,018

Total Information Technology		1,209,866

Materials (5.2%)
Chemicals (0.9%)
Chemours Co. (The) 6.625%, 5/15/23 (x)	198,000	199,195
INVISTA Finance LLC 4.250%, 10/15/19§	364,000	361,303
LYB International Finance BV 4.000%, 7/15/23	402,000	400,616

		961,114

Construction Materials (0.2%)
Cemex SAB de CV 5.700%, 1/11/25§	287,000	274,444

Containers & Packaging (1.5%)
BWAY Holding Co. 7.250%, 4/15/25(x)§	422,000	378,745
Crown Americas LLC 4.750%, 2/1/26 (x)§	134,000	127,467
Owens-Brockway Glass Container, Inc.
5.000%, 1/15/22§	268,000	263,310
5.875%, 8/15/23§	134,000	134,335
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	130,000	129,675
5.125%, 7/15/23§	134,000	127,133
7.000%, 7/15/24§	95,000	90,725
Sealed Air Corp. 4.875%, 12/1/22§	115,000	114,281
5.125%, 12/1/24§	191,000	188,135
5.500%, 9/15/25§	76,000	75,050

		1,628,856

Metals & Mining (2.6%)
ArcelorMittal 5.500%, 3/1/21 (e)	345,000	354,487
6.125%, 6/1/25	57,000	59,280
First Quantum Minerals Ltd. 7.250%, 4/1/23§	306,000	269,280
FMG Resources August 2006 Pty. Ltd.
5.125%, 3/15/23§	76,000	71,440
5.125%, 5/15/24§	253,000	235,290
Freeport-McMoRan, Inc. 4.550%, 11/14/24	383,000	355,615
Glencore Finance Canada Ltd.
4.950%, 11/15/21§	191,000	195,886
Glencore Funding LLC
4.125%, 5/30/23§	115,000	113,105
New Gold, Inc. 6.375%, 5/15/25§	334,000	255,510
Northwest Acquisitions ULC
7.125%, 11/1/22§	276,000	272,633
Steel Dynamics, Inc. 5.125%, 10/1/21	191,000	192,528
5.500%, 10/1/24	191,000	189,090
SunCoke Energy Partners LP
7.500%, 6/15/25§	383,000	360,978

		2,925,122

Total Materials		5,789,536

See Notes to Financial Statements.

1059

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
American Homes 4 Rent LP (REIT)
4.250%, 2/15/28		$153,000	$147,442
American Tower Corp. (REIT)
3.375%, 10/15/26		460,000	428,428
Equinix, Inc. (REIT) 5.375%, 4/1/23		383,000	381,085
MPT Operating Partnership LP (REIT)
5.250%, 8/1/26		153,000	145,054
5.000%, 10/15/27		211,000	192,938

			1,294,947

Total Real Estate			1,294,947

Utilities (2.7%)
Electric Utilities (1.6%)
Electricite de France SA
(USD Swap Semi 10 Year + 3.71%), 5.250%, 1/29/23 (k)(y)§		575,000	544,094
Exelon Corp. 3.950%, 6/15/25		345,000	341,974
Southern Co. (The) 3.250%, 7/1/26		390,000	363,930
State Grid Overseas Investment 2016 Ltd.
3.500%, 5/4/27§		249,000	239,649
Three Gorges Finance I Cayman Islands Ltd.
3.150%, 6/2/26§		249,000	235,958

			1,725,605

Independent Power and Renewable Electricity Producers (0.9%)
Calpine Corp. 5.375%, 1/15/23		249,000	233,438
5.750%, 1/15/25 (x)		230,000	210,450
Clearway Energy Operating LLC
5.750%, 10/15/25§		268,000	253,930
Talen Energy Supply LLC
9.500%, 7/15/22 (x)§		326,000	327,630

			1,025,448

Multi-Utilities (0.2%)
Dominion Energy, Inc.
Series D 2.850%, 8/15/26		211,000	194,083

Total Utilities			2,945,136

Total Corporate Bonds			43,734,381

Foreign Government Securities (3.9%)
Export-Import Bank of India
3.875%, 2/1/28§		345,000	321,917
Federative Republic of Brazil
4.625%, 1/13/28		400,000	384,742
Malaysia Sukuk Global Bhd.
3.179%, 4/27/26§		300,000	290,947
Republic of Argentina 6.875%, 1/26/27		500,000	380,000
Republic of Colombia 4.500%, 3/15/29 (x)		200,000	198,400
Republic of Hungary 6.250%, 1/29/20		287,000	295,348
Republic of Indonesia 4.350%, 1/8/27§		500,000	491,875
Republic of Serbia 4.875%, 2/25/20§		767,000	771,794
Socialist Republic of Vietnam
4.800%, 11/19/24§		200,000	201,683
Ukraine Government Bond
0.000%, 5/31/40 (e)§		274,000	155,589
United Mexican States 6.500%, 6/10/21	MXN	6,900,000	334,976
4.150%, 3/28/27		$500,000	481,875

Total Foreign Government Securities			4,309,146

Loan Participations (12.7%)
Communication Services (1.9%)
Diversified Telecommunication Services (0.3%)
Securus Technologies Holdings, Inc.
(ICE LIBOR USD 1 Month + 4.50%), 7.022%, 11/1/24 (k)		374,055	360,029

Entertainment (0.4%)
Mission Broadcasting, Inc.
(ICE LIBOR USD 1 Month + 2.25%), 4.756%, 1/17/24 (k)		51,586	48,663
Sinclair Television Group, Inc.
(ICE LIBOR USD 1 Month + 2.25%), 4.780%, 1/3/24 (k)		398,982	379,365

			428,028

Interactive Media & Services (0.3%)
Legalzoom.Com, Inc.
(ICE LIBOR USD 1 Month + 4.50%), 7.004%, 11/21/24 (k)		375,000	367,500

Media (0.9%)
Cablevision CSC Holdings LLC
(ICE LIBOR USD 1 Month + 2.25%), 4.705%, 7/17/25 (k)		375,000	352,500
Gray Television, Inc.
(ICE LIBOR USD 6 Month + 2.50%), 2.500%, 11/2/25 (k)		350,000	337,502
Nexstar Broadcasting, Inc.
(ICE LIBOR USD 1 Month + 2.25%), 4.756%, 1/17/24 (k)		289,607	273,195

			963,197

Total Communication Services			2,118,754

Consumer Discretionary (2.9%)
Auto Components (0.3%)
TI Group Automotive Systems, LLC (ICE LIBOR USD 1 Month + 2.50%), 5.022%, 6/30/22 (k)		375,000	363,439

See Notes to Financial Statements.

1060

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EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Automobiles (0.3%)
Thor Industries, Inc. (ICE LIBOR USD 3 Month + 0.00%), 0.000%, 11/3/25 (k)	$311,644	$292,945

Hotels, Restaurants & Leisure (1.3%)
24 Hour Fitness Worldwide, Inc.
(ICE LIBOR USD 1 Month + 3.50%), 6.022%, 5/30/25 (k)	374,060	365,410
Aristocrat Leisure Ltd.
(ICE LIBOR USD 3 Month + 1.75%), 4.219%, 10/19/24 (k)	375,000	357,750
Boyd Gaming Corp.
(ICE LIBOR USD 3 Month + 2.25%), 4.666%, 9/15/23 (k)	375,000	357,344
Greektown Holdings, LLC
(ICE LIBOR USD 1 Month + 2.75%), 5.272%, 4/25/24 (k)	374,051	368,751

		1,449,255

Specialty Retail (1.0%)
Burlington Coat Factory Warehouse Corp. Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.480%, 11/17/24 (k)	375,000	363,750
General Nutrition Centers, Inc.
(ICE LIBOR USD 1 Month + 9.25%), 11.780%, 3/4/21 (k)	319,216	293,679
Jo-Ann Stores, LLC
(ICE LIBOR USD 3 Month + 5.00%), 7.477%, 10/20/23 (k)	374,028	353,457
Petco Animal Supplies, Inc.
(ICE LIBOR USD 3 Month + 3.25%), 5.777%, 1/26/23 (k)	149,232	108,939

		1,119,825

Total Consumer Discretionary		3,225,464

Consumer Staples (1.3%)
Food Products (0.7%)
JBS USA LUX SA
(ICE LIBOR USD 3 Month + 2.50%), 5.301%, 10/30/22 (k)	374,048	358,853
Post Holdings, Inc.
(ICE LIBOR USD 1 Month + 2.00%), 4.510%, 5/24/24 (k)	375,000	360,626

		719,479

Household Products (0.3%)
Spectrum Brands, Inc.
(ICE LIBOR USD 3 Month + 2.00%), 4.590%, 6/23/22 (k)	374,048	363,528

Personal Products (0.3%)
Nutraceutical International Corp.
(ICE LIBOR USD 3 Month + 3.25%), 5.772%, 12/31/00 (k)	375,000	361,875

Total Consumer Staples		1,444,882

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Oxbow Carbon LLC, Term Loan
(ICE LIBOR USD 1 Month + 3.50%), 6.022%, 1/4/23 (k)	370,130	361,802

Total Energy		361,802

Health Care (2.5%)
Biotechnology (0.3%)
Horizon Pharma, Inc.
(ICE LIBOR USD 1 Month + 3.00%), 5.563%, 3/29/24 (k)	374,026	362,805

Health Care Providers & Services (1.3%)
Air Medical Group Holdings, Inc.
(ICE LIBOR USD 1 Month + 4.25%), 6.754%, 3/14/25 (k)	374,055	350,573
Davita Healthcare Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.272%, 6/24/21 (k)	374,021	369,112
National Veterinary Associates, Inc.
(ICE LIBOR USD 1 Month + 2.75%), 5.272%, 2/2/25 (k)	374,063	351,619
Universal Health Services, Inc.
(ICE LIBOR USD 1 Month + 1.75%), 4.272%, 10/31/25 (k)	375,000	368,437

		1,439,741

Pharmaceuticals (0.9%)
Bausch Health Cos., Inc.
(ICE LIBOR USD 1 Month + 3.00%), 5.379%, 6/2/25 (k)	345,513	329,965
Grifols Worldwide Operations Ltd.
(ICE LIBOR USD 3 Month + 2.25%), 4.669%, 1/31/25 (k)	374,048	357,483
Valeant Pharmaceuticals International, Inc.
(ICE LIBOR USD 1 Month + 2.75%), 5.129%, 11/14/25 (k)	286,375	270,087

		957,535

Total Health Care		2,760,081

Industrials (2.0%)
Airlines (0.3%)
Air Canada
(ICE LIBOR USD 1 Month + 2.00%), 4.522%, 10/6/23 (k)	283,144	278,543

Commercial Services & Supplies (0.7%)
KAR Auction Services, Inc.
(ICE LIBOR USD 3 Month + 2.50%), 5.313%, 3/9/23 (k)	373,066	362,496
Kingpin Intermediate Holdings LLC
(ICE LIBOR USD 1 Month + 3.50%), 6.020%, 7/3/24 (k)	374,063	360,971

		723,467

Machinery (0.7%)
Allison Transmission, Inc.
(ICE LIBOR USD 3 Month + 1.75%), 4.260%, 9/23/22 (k)	375,000	369,259
Harsco Corp. (ICE LIBOR USD 1 Month + 2.25%), 4.813%, 12/6/24 (k)	374,060	366,111

		735,370

Road & Rail (0.3%)
Avis Budget Group, Inc.
(ICE LIBOR USD 1 Month + 2.00%), 4.530%, 12/13/25 (k)	374,055	360,963

Total Industrials		2,098,343

See Notes to Financial Statements.

1061

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EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Information Technology (1.8%)
Communications Equipment (0.3%)
Global Tel Link Corp. 1st Lien Term Loan (ICE LIBOR USD 6 Month + 4.25%), 6.956%, 12/31/00 (k)	$375,000	$363,750

IT Services (0.9%)
Asurion Term Loan
(ICE LIBOR USD 1 Month + 6.50%), 9.022%, 8/4/25 (k)	225,000	218,250
Go Daddy Operating Co. LLC Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.772%, 2/15/24 (k)	374,050	356,750
Zayo Group LLC
(ICE LIBOR USD 1 Month + 2.00%), 4.522%, 1/19/21 (k)	374,048	363,575

		938,575

Semiconductors & Semiconductor Equipment (0.3%)
ON Semiconductor Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.272%, 3/31/23 (k)	375,000	360,821

Software (0.3%)
TIBCO Software, Inc.
(ICE LIBOR USD 1 Month + 3.50%), 6.010%, 12/4/20 (k)	374,046	363,759

Total Information Technology		2,026,905

Total Loan Participations		14,036,231

Mortgage-Backed Securities (8.8%)
FHLMC 3.500%, 12/1/47	473,937	473,844
4.000%, 5/1/48	1,264,517	1,289,709
3.500%, 1/15/49 TBA	2,300,000	2,298,383
4.000%, 1/15/49 TBA	1,900,000	1,936,293
FNMA 2.500%, 6/1/27	48,213	47,515
3.500%, 11/1/47	828,425	828,457
3.500%, 1/25/49 TBA	1,550,000	1,549,274
4.000%, 1/25/49 TBA	200,000	203,860
GNMA 4.500%, 9/20/48	952,204	985,903
4.500%, 1/15/49 TBA	150,000	155,133

Total Mortgage-Backed Securities		9,768,371

Municipal Bonds (1.1%)
City of San Jose Redevelopment Agency Senior Taxable Tax Allocation Refunding Bonds, Series A-T 2017 3.250%, 8/1/29	100,000	96,232
New York City Housing Development Corporation Capital Fund Grant Program Revenue Bonds, Series 2013B1 5.000%, 7/1/33	95,000	102,601
Port Authority Of New York And New Jersey Consolidated Bonds, One Hundred Ninety-First 4.823%, 6/1/45	285,000	299,218
Puerto Rico Electric Power Authority Power Revenue Bonds, Series 2013A 6.750%, 7/1/36 (h)	660,000	420,750
State Of California Various Purpose General Obligation Refunding Bonds 5.000%, 9/1/29	315,000	371,029

Total Municipal Bonds		1,289,830

U.S. Treasury Obligations (6.4%)
U.S. Treasury Bonds 7.875%, 2/15/21	172,000	190,913
3.000%, 11/15/44	600,000	598,750
3.000%, 11/15/45	959,000	956,503
U.S. Treasury Inflation Linked Notes
0.625%, 1/15/24 TIPS	708,270	697,231
0.125%, 7/15/24 TIPS	1,740,456	1,669,188
U.S. Treasury Notes 2.750%, 2/15/24	191,000	193,052
2.750%, 2/15/28	2,800,000	2,814,510

Total U.S. Treasury Obligations		7,120,147

Total Long-Term Debt Securities (91.0%) (Cost $103,075,889)		101,136,627

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Birch Permian Holdings, Inc. (r)(x)*	19,148	191,480
Halcon Resources Corp. (x)*	18,735	31,850
Midstates Petroleum Co., Inc.*	133	999
Penn Virginia Corp.*	17	919
Riviera Resources, Inc.*	1,643	25,959
Roan Resources, Inc. (x)*	1,643	13,768

		264,975

Total Energy		264,975

Materials (0.0%)
Paper & Forest Products (0.0%)
Verso Corp., Class A*	1,334	29,882

Total Materials		29,882

Total Common Stocks (0.3%) (Cost $421,528)		294,857

EXCHANGE TRADED FUND (ETF):
Fixed Income (4.2%)
Invesco Senior Loan ETF (x) (Cost $4,950,304)	215,000	4,682,700

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Wireless Telecommunication Services (0.0%)
T-Mobile USA, Inc., CVR (r)* (Cost $—)	345,335	—

See Notes to Financial Statements.

1062

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EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Halcon Resources Corp., expiring 9/9/20*	1,564	$35
Midstates Petroleum Co., Inc., expiring 4/21/20 (r)*	950	—

Total Energy		35

Materials (0.0%)
Paper & Forest Products (0.0%)
Verso Corp., expiring 7/25/23*	140	728

Total Materials		728

Total Warrants (0.0%) (Cost $1,114)		763

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (8.9%)
JPMorgan Prime Money Market Fund, IM Shares	9,915,683	9,916,674

	Principal Amount	Value (Note 1)
Repurchase Agreements (6.5%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $3,225,135, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $3,289,638. (xx)	$3,224,616	3,224,616
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $2,000,322, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $2,040,522. (xx)	2,000,000	2,000,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,000,328, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		7,224,616

Total Short-Term Investments (15.4%) (Cost $17,142,272)		17,141,290

Total Investments in Securities (110.9%) (Cost $125,591,107)		123,256,237
Other Assets Less Liabilities (-10.9%)		(12,099,336)

Net Assets (100%)		$111,156,901

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $30,550,945 or 27.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond — Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $443,095 or 0.4% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $7,018,918. This was collateralized by $17,825 of various U.S. Government Treasury Securities, ranging from 0.125% - 4.250%, maturing 1/15/19 - 11/15/44 and by cash of $7,224,616 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
CNH	— Chinese Yuan
CVR	— Contingent Value Rights
EUR	— European Currency Unit
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
INR	— India Rupee
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
NOK	— Norwegian Krone
PHP	— Philippine Peso

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

PIK	— Payment-in Kind Security
SEK	— Swedish Krona
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
IDR	8,100,000,000	USD	524,577	JPMorgan Chase Bank**	2/4/2019	36,737
INR	36,600,000	USD	492,929	JPMorgan Chase Bank**	2/4/2019	29,335
USD	849,918	AUD	1,200,000	JPMorgan Chase Bank	2/4/2019	4,128
USD	654,753	CAD	850,000	JPMorgan Chase Bank	2/4/2019	31,589
MXN	11,800,000	USD	582,457	JPMorgan Chase Bank	2/5/2019	14,722
SEK	3,000,000	USD	334,066	JPMorgan Chase Bank	3/14/2019	6,338
USD	403,792	EUR	350,000	JPMorgan Chase Bank	3/14/2019	407

Total unrealized appreciation						123,256

USD	225,051	PHP	12,200,000	JPMorgan Chase Bank**	1/31/2019	(6,337)
USD	339,981	KRW	387,000,000	JPMorgan Chase Bank**	2/7/2019	(7,258)
NOK	2,800,000	USD	337,993	JPMorgan Chase Bank	2/19/2019	(13,455)
BRL	1,400,000	USD	371,353	JPMorgan Chase Bank**	4/11/2019	(12,765)
USD	328,360	CNH	2,300,000	JPMorgan Chase Bank**	4/11/2019	(6,435)

Total unrealized depreciation						(46,250)

Net unrealized appreciation						77,006

**	Non-deliverable forward.

See Notes to Financial Statements.

1064

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EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed Securities	$—	$10,462,932	$—		$10,462,932
Collateralized Mortgage Obligations	—	7,836,847	—		7,836,847
Commercial Mortgage-Backed Securities	—	2,578,742	—		2,578,742
Common Stocks
Energy	73,495	—	191,480		264,975
Materials	29,882	—	—		29,882
Corporate Bonds
Communication Services	—	6,259,502	—	(a)	6,259,502
Consumer Discretionary	—	3,539,622	—		3,539,622
Consumer Staples	—	2,092,722	—		2,092,722
Energy	—	4,388,279	—		4,388,279
Financials	—	6,946,200	—		6,946,200
Health Care	—	4,383,703	—		4,383,703
Industrials	—	4,884,868	—		4,884,868
Information Technology	—	1,209,866	—		1,209,866
Materials	—	5,789,536	—		5,789,536
Real Estate	—	1,294,947	—		1,294,947
Utilities	—	2,945,136	—		2,945,136
Exchange Traded Fund	4,682,700	—	—		4,682,700
Foreign Government Securities	—	4,309,146	—		4,309,146
Forward Currency Contracts	—	123,256	—		123,256
Loan Participations
Communication Services	—	2,118,754	—		2,118,754
Consumer Discretionary	—	3,225,464	—		3,225,464
Consumer Staples	—	1,444,882	—		1,444,882
Energy	—	361,802	—		361,802
Health Care	—	2,760,081	—		2,760,081
Industrials	—	2,098,343	—		2,098,343
Information Technology	—	2,026,905	—		2,026,905
Mortgage-Backed Securities	—	9,768,371	—		9,768,371
Municipal Bonds	—	1,289,830	—		1,289,830
Rights
Communication Services	—	—	—	(a)	— (a)
Short-Term Investments
Investment Company	9,916,674	—	—		9,916,674
Repurchase Agreements	—	7,224,616	—		7,224,616
U.S. Treasury Obligations	—	7,120,147	—		7,120,147
Warrants
Energy	35	—	—	(a)	35
Materials	728	—	—		728

Total Assets	$14,703,514	$108,484,499	$191,480		$123,379,493

Liabilities:
Forward Currency Contracts	$—	$(46,250)	$—		$(46,250)

Total Liabilities	$—	$(46,250)	$—		$(46,250)

Total	$14,703,514	$108,438,249	$191,480		$123,333,243

(a)	Value is zero.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$123,256

Total		$123,256

	Liability Derivatives
Foreign exchange contracts	Payables	$(46,250)

Total		$(46,250)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$77,006	$77,006

Total	$77,006	$77,006

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $4,939,000 for the period ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$123,256	$(46,250)	$(60,000)	$17,006

Total	$123,256	$(46,250)	$(60,000)	$17,006

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$46,250	$(46,250)	$—	$—

Total	$46,250	$(46,250)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

1066

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EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$54,414,522
Long-term U.S. government debt securities	3,264,995

$57,679,517

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$21,141,344
Long-term U.S. government debt securities	2,115,980

$23,257,324

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$597,994
Aggregate gross unrealized depreciation	(2,895,274)

Net unrealized depreciation	$(2,297,280)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$125,630,523

For the period ended December 31, 2018, the Portfolio incurred approximately $250 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $118,366,491)	$116,031,621
Repurchase Agreements (Cost $7,224,616)	7,224,616
Cash	3,579,994
Dividends, interest and other receivables	858,892
Receivable for securities sold	389,210
Unrealized appreciation on forward foreign currency contracts	123,256
Deferred offering cost	18,091
Receivable for Portfolio shares sold	14,132
Securities lending income receivable	3,709
Other assets	138

Total assets	128,243,659

LIABILITIES
Payable for return of collateral on securities loaned	7,224,616
Payable for forward commitments	6,083,992
Payable for securities purchased	3,347,863
Payable for Portfolio shares redeemed	213,496
Payable for return of cash collateral on forward contracts	60,000
Unrealized depreciation on forward foreign currency contracts	46,250
Distribution fees payable – Class IB	23,728
Investment management fees payable	17,734
Administrative fees payable	9,127
Accrued expenses	59,952

Total liabilities	17,086,758

NET ASSETS	$111,156,901

Net assets were comprised of:
Paid in capital	$113,289,626
Total distributable earnings (loss)	(2,132,725)

Net assets	$111,156,901

Class IB
Net asset value, offering and redemption price per share, $111,156,901 / 10,876,844 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

(x)	Includes value of securities on loan of $7,018,918.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Interest (net of $849 foreign withholding tax)	$861,855
Dividends	128,754
Securities lending (net)	6,843

Total income	997,452

EXPENSES
Investment management fees	128,718
Distribution fees – Class IB	54,541
Professional fees	36,722
Administrative fees	20,849
Printing and mailing expenses	12,828
Custodian fees	12,500
Offering costs	4,369
Trustees’ fees	530
Miscellaneous	3,706

Gross expenses	274,763
Less: Waiver from investment manager	(82,013)

Net expenses	192,750

NET INVESTMENT INCOME (LOSS)	804,702

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	48,970
Foreign currency transactions	3,616

Net realized gain (loss)	52,586

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,334,870)
Forward foreign currency contracts	77,006
Foreign currency translations	16

Net change in unrealized appreciation (depreciation)	(2,257,848)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,205,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,400,560)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

1068

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$804,702
Net realized gain (loss)	52,586
Net change in unrealized appreciation (depreciation)	(2,257,848)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,400,560)

Distributions to shareholders:
Class IB	(791,075)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,900,028 shares]	40,617,853
Capital shares sold in-kind (Note 8) [ 7,202,843 shares]	75,065,871
Capital shares issued in reinvestment of dividends [ 76,989 shares]	791,075
Capital shares repurchased [ (303,016) shares]	(3,126,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	113,348,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	111,156,901
NET ASSETS:
Beginning of period	—

End of period	$111,156,901

* Commencement of Operations.

See Notes to Financial Statements.

1069

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EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$10.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss)	(0.20)

Total from investment operations	(0.13)

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$10.22

Total return (b)	(1.22)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$111,157
Ratio of expenses to average net assets:
After waivers (a)(f)	0.88	%(j)
Before waivers (a)(f)	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	3.69	%(l)
Before waivers (a)(f)	3.45	%(l)
Portfolio turnover rate^	22	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.93% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1070

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Wells Capital Management, Inc.

➢	Wells Fargo Asset Management (International), LLC. (Effective January 31, 2018, First International Advisors, LLC changed its name to Wells Fargo Asset Management (International), LLC.).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(1.60)%	0.10%	1.49%
Portfolio – Class IB Shares	(1.60)	0.10	1.41
Portfolio – Class K Shares*	(1.40)	0.36	0.33
Bloomberg Barclays Global Aggregate Index	(1.20)	1.08	2.49

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.60)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate Index, which returned (1.20)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Country positioning added value over 2018, with the tilt towards smaller and high-yielding markets and away from core Europe and Japan paying dividends.

•	Currency was a net detractor, but the underweight to UK sterling and overweight to Australian and New Zealand dollars added value.

•	Duration was a drag overall, but positioning in the 3-8 year area of the curve was a modest positive.

•	The underweight to investment-grade corporate debt was a small positive.

What hurt performance during the year:

•	Although country positioning added value overall, the overweight to the U.S. interest rate environment detracted over the reporting period.

•	Duration detracted during the period.

•	The modest overweight to high-yield corporate bonds weighed on performance.

How derivatives contributed /detracted to performance during the year:

•	Forward foreign exchange transctions were used to hedge currency exposure either to the base currency (U.S. dollar) or to benchmark exposure, thereby reducing absolute or relative risk.

1071

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	6.30
Weighted Average Coupon (%)	3.17
Weighted Average Modified Duration (Years)*	5.09
Weighted Average Rating**	AA	-

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
U.S. Treasury Obligations	$94,297,380	35.5%
Foreign Government Securities	83,307,493	31.3
Financials	25,105,931	9.5
Supranational	13,528,375	5.1
Repurchase Agreements	6,501,523	2.4
Health Care	6,332,247	2.4
Communication Services	5,887,952	2.2
Energy	5,792,363	2.2
Consumer Staples	5,726,815	2.2
Information Technology	4,883,890	1.8
Industrials	3,700,927	1.4
Utilities	3,287,095	1.2
U.S. Government Agency Securities	2,846,124	1.1
Consumer Discretionary	2,415,799	0.9
Real Estate	1,893,560	0.7
Materials	1,619,073	0.6
Municipal Bonds	239,775	0.1
Cash and Other	(1,712,597)	(0.6)

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$1,008.30	$4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,008.30	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,009.10	3.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (4.6%)
Australia & New Zealand Banking Group Ltd.
2.300%, 6/1/21		$250,000	$243,408
Australia Government Bond
1.750%, 11/21/20 (m)	AUD	8,450,000	5,934,854
2.750%, 11/21/27 (m)		3,375,000	2,463,794
BHP Billiton Finance USA Ltd. 2.875%, 2/24/22		$94,000	93,101
National Australia Bank Ltd. 2.500%, 7/12/26		250,000	226,794
New South Wales Treasury Corp. 5.000%, 8/20/24	AUD	1,950,000	1,564,129
Queensland Treasury Corp. 4.000%, 6/21/19 (m)		2,250,000	1,599,241
Rio Tinto Finance USA Ltd. 3.750%, 6/15/25		$150,000	150,534
Westpac Banking Corp. 2.700%, 8/19/26		150,000	138,194

Total Australia			12,414,049

Belgium (0.2%)
Anheuser-Busch Cos. LLC 3.650%, 2/1/26§		250,000	236,188
Anheuser-Busch InBev Finance, Inc.
2.650%, 2/1/21		37,000	36,289
2.625%, 1/17/23		94,000	89,077
3.300%, 2/1/23		150,000	145,276
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 2/15/21		47,000	47,718

Total Belgium			554,548

Brazil (1.1%)
Embraer Netherlands Finance BV 5.400%, 2/1/27		100,000	103,250
Federative Republic of Brazil
10.000%, 1/1/19	BRL	3,540,000	912,535
10.000%, 1/1/21		7,325,000	1,976,785
Vale Overseas Ltd. 4.375%, 1/11/22		$13,000	13,163

Total Brazil			3,005,733

Canada (5.3%)
Alimentation Couche-Tard, Inc. 3.550%, 7/26/27 (m)		600,000	559,648
Bank of Montreal 2.350%, 9/11/22		250,000	241,012
Bank of Nova Scotia (The) 4.500%, 12/16/25		100,000	99,204
Canada Housing Trust No. 1 2.650%, 12/15/28§	CAD	3,000,000	2,219,147
Canadian Government Bond 2.000%, 6/1/28		7,175,000	5,270,557
Cenovus Energy, Inc. 4.250%, 4/15/27 (x)		$100,000	90,895
Enbridge, Inc. 3.500%, 6/10/24		50,000	48,613
3.700%, 7/15/27(x)		100,000	94,681
Goldcorp, Inc. 3.625%, 6/9/21		100,000	99,534
Husky Energy, Inc. 4.000%, 4/15/24		50,000	49,406
Hydro-Quebec 8.400%, 1/15/22		75,000	86,605
Nutrien Ltd. 3.150%, 10/1/22		19,000	18,463
Province of Manitoba 2.125%, 5/4/22		100,000	97,157
Province of Ontario
2.250%, 5/18/22		250,000	244,918
3.200%, 5/16/24		2,500,000	2,529,698
Province of Quebec 2.375%, 1/31/22		250,000	247,007
2.625%, 2/13/23		94,000	93,387
2.875%, 10/16/24		2,000,000	1,992,790
Royal Bank of Canada 2.500%, 1/19/21		100,000	98,726
TransCanada PipeLines Ltd.
3.800%, 10/1/20		113,000	113,685
4.875%, 1/15/26		80,000	82,266

Total Canada			14,377,399

Chile (0.1%)
Republic of Chile 3.240%, 2/6/28		200,000	191,800

China (0.4%)
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25		200,000	194,443
Tencent Holdings Ltd. 3.595%, 1/19/28 (m)		900,000	842,679

Total China			1,037,122

Colombia (0.1%)
Ecopetrol SA 4.125%, 1/16/25		100,000	94,750
Republic of Colombia 4.000%, 2/26/24		200,000	197,450

Total Colombia			292,200

Denmark (0.9%)
LSF10 Wolverine Investments SCA
5.000%, 3/15/24 (m)	EUR	100,000	107,827
Nykredit Realkredit A/S 2.000%, 10/1/50 (m)	DKK	7,683,237	1,172,023
Realkredit Danmark A/S 2.000%, 10/1/50		6,971,833	1,063,289

Total Denmark			2,343,139

France (0.6%)
BNP Paribas SA 5.000%, 1/15/21		$131,000	135,292
Danone SA 2.947%, 11/2/26 (m)		780,000	709,104
Electricite de France SA 4.500%, 9/21/28§		300,000	290,366
Paprec Holding SA 4.000%, 3/31/25 (m)	EUR	100,000	96,412
Sanofi 4.000%, 3/29/21		$94,000	95,986

See Notes to Financial Statements.

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Total Capital International SA 2.700%, 1/25/23		$113,000	$110,436
Total Capital SA 4.450%, 6/24/20		75,000	76,525

Total France			1,514,121

Germany (1.0%)
Deutsche Bank AG 3.375%, 5/12/21		100,000	95,770
4.100%, 1/13/26		150,000	137,632
Kreditanstalt fuer Wiederaufbau 2.750%, 9/8/20		564,000	564,305
2.000%, 10/4/22		188,000	183,288
2.375%, 12/29/22		500,000	493,724
2.000%, 5/2/25		250,000	238,580
Landwirtschaftliche Rentenbank 2.375%, 6/10/25		250,000	244,062
Siemens Financieringsmaatschappij NV
2.350%, 10/15/26§		800,000	727,889

Total Germany			2,685,250

Hungary (1.3%)
Republic of Hungary
6.375%, 3/29/21		250,000	263,690
3.000%, 10/27/27	HUF	890,500,000	3,170,584

Total Hungary			3,434,274

Indonesia (1.1%)
Republic of Indonesia
8.250%, 5/15/29	IDR	18,645,000,000	1,322,194
7.500%, 8/15/32		24,475,000,000	1,584,152

Total Indonesia			2,906,346

Ireland (0.3%)
AerCap Ireland Capital DAC 3.950%, 2/1/22		$400,000	392,655
Ardagh Packaging Finance plc 4.625%, 5/15/23 (m)		275,000	261,250

Total Ireland			653,905

Italy (1.9%)
Republic of Italy
0.950%, 3/1/23	EUR	3,195,000	3,570,363
2.200%, 6/1/27		1,430,000	1,599,952

Total Italy			5,170,315

Japan (0.5%)
Japan Bank for International Cooperation
2.500%, 5/28/25		$250,000	240,993
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		200,000	197,692
3.677%, 2/22/27		200,000	196,990
Mizuho Financial Group, Inc. 3.170%, 9/11/27		200,000	188,525
Nomura Holdings, Inc. 6.700%, 3/4/20		94,000	97,658
Sumitomo Mitsui Financial Group, Inc.
2.784%, 7/12/22		250,000	243,129
3.784%, 3/9/26		100,000	98,761
3.010%, 10/19/26		150,000	140,932

Total Japan			1,404,680

Malaysia (2.0%)
Malaysia Government Bond 3.733%, 6/15/28	MYR	22,250,000	5,235,004

Mexico (2.4%)
America Movil SAB de CV 5.000%, 3/30/20		$113,000	114,922
Petroleos Mexicanos
6.375%, 2/4/21		150,000	151,538
3.500%, 1/30/23		94,000	85,281
4.875%, 1/18/24		100,000	93,225
4.500%, 1/23/26		200,000	172,500
Sigma Alimentos SA de CV 2.625%, 2/7/24 (m)	EUR	200,000	229,437
United Mexican States
3.500%, 1/21/21		$150,000	148,913
4.000%, 10/2/23		150,000	149,362
4.125%, 1/21/26		200,000	195,250
7.750%, 11/13/42 (x)	MXN	114,730,000	5,146,272

Total Mexico			6,486,700

Netherlands (0.5%)
ABN AMRO Bank NV 2.450%, 6/4/20§		$320,000	315,637
Cooperatieve Rabobank UA 4.625%, 12/1/23		250,000	254,873
Shell International Finance BV
3.400%, 8/12/23		50,000	50,435
3.250%, 5/11/25		95,000	93,693
Sigma Holdco BV
5.750%, 5/15/26 (m)	EUR	175,000	175,214
UPCB Finance IV Ltd.
5.375%, 1/15/25 (m)		$300,000	294,750

Total Netherlands			1,184,602

New Zealand (1.9%)
New Zealand Government Bond
4.500%, 4/15/27 (m)	NZD	4,950,000	3,881,306
2.750%, 4/15/37 (m)		1,600,000	1,072,353

Total New Zealand			4,953,659

Norway (0.0%)
Equinor ASA 3.700%, 3/1/24		$100,000	101,660

Panama (0.1%)
Republic of Panama 3.750%, 3/16/25		200,000	198,450

Peru (0.8%)
Republic of Peru 6.350%, 8/12/28 (m)	PEN	6,825,000	2,124,190

See Notes to Financial Statements.

1074

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Philippines (0.1%)
Republic of Philippines
6.500%, 1/20/20		$188,000	$194,316
10.625%, 3/16/25		100,000	138,016

Total Philippines			332,332

Poland (2.0%)
Republic of Poland
5.000%, 3/23/22		38,000	39,947
4.000%, 1/22/24		100,000	102,278
2.500%, 7/25/27	PLN	19,550,000	5,136,802

Total Poland			5,279,027

Romania (1.1%)
Romania Government Bond
5.750%, 4/29/20	RON	4,300,000	1,086,200
3.250%, 4/29/24		3,625,000	843,567
5.000%, 2/12/29		4,000,000	995,204

Total Romania			2,924,971

Singapore (2.0%)
Republic of Singapore
2.625%, 5/1/28	SGD	2,150,000	1,653,613
2.750%, 3/1/46		4,700,000	3,651,168

Total Singapore			5,304,781

South Africa (0.6%)
Republic of South Africa
7.750%, 2/28/23	ZAR	8,775,000	601,951
8.750%, 2/28/48		16,000,000	989,027

Total South Africa			1,590,978

South Korea (1.9%)
Republic of Korea
2.000%, 3/10/20	KRW	2,535,000,000	2,276,683
2.375%, 3/10/23		3,100,000,000	2,823,562

Total South Korea			5,100,245

Spain (0.4%)
Banco Santander SA 3.500%, 4/11/22		$200,000	195,898
Telefonica Emisiones SA
5.462%, 2/16/21		94,000	97,424
4.103%, 3/8/27		650,000	625,738

Total Spain			919,060

Supranational (5.1%)
African Development Bank 3.000%, 9/20/23		100,000	101,286
Asian Development Bank
1.750%, 1/10/20		500,000	495,445
6.450%, 8/8/21	INR	50,550,000	709,992
1.875%, 2/18/22 (x)		$1,225,000	1,196,811
1.750%, 9/13/22		150,000	145,087
2.125%, 3/19/25		100,000	96,387
6.200%, 10/6/26	INR	25,000,000	330,131
European Bank for Reconstruction & Development
6.000%, 5/4/20		35,000,000	490,446
2.125%, 3/7/22		$150,000	147,363
European Investment Bank
1.750%, 5/15/20		500,000	493,816
1.375%, 6/15/20 (x)		250,000	245,358
1.625%, 6/15/21 (x)		100,000	97,557
3.125%, 12/14/23		50,000	50,904
1.875%, 2/10/25		200,000	189,947
2.125%, 4/13/26		150,000	143,207
2.375%, 5/24/27		1,800,000	1,734,847
Inter-American Development Bank
3.875%, 2/14/20		94,000	95,199
2.500%, 1/18/23		250,000	248,273
2.125%, 1/15/25		250,000	241,188
3.125%, 9/18/28		100,000	102,192
International Bank for Reconstruction & Development
1.875%, 4/21/20 (x)		250,000	247,546
5.625%, 4/11/21	INR	50,000,000	686,672
2.250%, 6/24/21		$200,000	198,236
2.000%, 1/26/22		250,000	245,293
2.125%, 2/13/23 (x)		131,000	128,212
2.500%, 7/29/25		250,000	245,862
1.875%, 10/27/26		3,300,000	3,094,790
International Finance Corp.
1.750%, 3/30/20		250,000	247,299
6.300%, 11/25/24	INR	79,700,000	1,079,029

Total Supranational			13,528,375

Sweden (0.1%)
Svensk Exportkredit AB 2.875%, 5/22/21		$200,000	200,665

Switzerland (0.4%)
ABB Finance USA, Inc. 2.875%, 5/8/22		94,000	92,432
Credit Suisse AG 4.375%, 8/5/20		250,000	254,640
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		450,000	445,291
Novartis Capital Corp. 3.000%, 11/20/25		150,000	145,215
Selecta Group BV 5.875%, 2/1/24§	EUR	150,000	161,484

Total Switzerland			1,099,062

Turkey (0.6%)
Republic of Turkey
13.000%, 11/13/19	TRY	5,650,000	1,000,827
10.500%, 1/15/20		3,200,000	548,247

Total Turkey			1,549,074

United Kingdom (3.5%)
AstraZeneca plc 3.375%, 11/16/25		$100,000	96,478
Barclays Bank plc 5.140%, 10/14/20		131,000	132,407
Barclays plc 3.200%, 8/10/21		200,000	194,624
BAT Capital Corp. 3.557%, 8/15/27		150,000	132,469
BP Capital Markets plc
2.521%, 1/15/20		50,000	49,656
3.062%, 3/17/22		130,000	128,721
CPUK Finance Ltd. 4.250%, 8/28/22 (m)	GBP	100,000	120,585
Firstgroup plc 5.250%, 11/29/22 (m)		400,000	536,145

See Notes to Financial Statements.

1075

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23		$94,000	$92,509
Heathrow Funding Ltd. 7.125%, 2/14/24 (m)	GBP	250,000	382,609
HSBC Holdings plc
5.100%, 4/5/21		$150,000	154,430
4.000%, 3/30/22		100,000	101,019
3.600%, 5/25/23		200,000	198,392
4.375%, 11/23/26		200,000	193,452
Jaguar Land Rover Automotive plc 3.500%, 3/15/20 (m)		200,000	191,000
Lloyds Banking Group plc 4.500%, 11/4/24		200,000	193,946
Ocado Group plc 4.000%, 6/15/24 (m)	GBP	100,000	122,692
RAC Bond Co. plc 5.000%, 11/6/22 (m)		200,000	226,433
Reynolds American, Inc. 6.875%, 5/1/20		$38,000	39,446
4.850%, 9/15/23		150,000	151,167
Royal Bank of Scotland Group plc 4.800%, 4/5/26		200,000	195,233
Santander UK plc 2.375%, 3/16/20		700,000	690,915
Sky Ltd. 3.750%, 9/16/24§		700,000	696,753
Tesco plc 6.125%, 2/24/22	GBP	150,000	211,088
U.K. Treasury Inflation Linked Bonds
1.250%, 7/22/27 (m)		160,000	205,224
1.500%, 7/22/47 (m)		2,725,000	3,228,731
Unilever Capital Corp.
2.000%, 7/28/26		$100,000	90,031
3.500%, 3/22/28		100,000	99,323
Vodafone Group plc
2.950%, 2/19/23		94,000	90,403
4.375%, 5/30/28		250,000	242,568
WPP Finance 2010 3.750%, 9/19/24		50,000	46,870

Total United Kingdom			9,235,319

United States (53.3%)
21st Century Fox America, Inc.
5.650%, 8/15/20		56,000	58,195
3.700%, 10/15/25		100,000	100,703
3M Co. 3.000%, 8/7/25		100,000	97,443
Abbott Laboratories
2.550%, 3/15/22		90,000	87,645
3.400%, 11/30/23		70,000	69,775
AbbVie, Inc.
2.900%, 11/6/22		131,000	127,463
3.600%, 5/14/25		150,000	143,856
Agilent Technologies, Inc. 3.875%, 7/15/23		56,000	56,236
Aircastle Ltd. 5.000%, 4/1/23		50,000	49,951
Allergan Finance LLC 3.250%, 10/1/22		75,000	73,126
Allergan Funding SCS
3.450%, 3/15/22		400,000	393,488
3.800%, 3/15/25		150,000	146,448
Allstate Corp. (The) 3.150%, 6/15/23		94,000	93,316
Altria Group, Inc.
2.950%, 5/2/23		94,000	89,100
4.000%, 1/31/24		100,000	98,040
Amazon.com, Inc.
2.600%, 12/5/19		100,000	99,662
3.300%, 12/5/21		100,000	101,296
3.150%, 8/22/27		100,000	96,318
American Express Co. 2.650%, 12/2/22		203,000	196,214
American Honda Finance Corp. 2.900%, 2/16/24		150,000	145,666
American International Group, Inc.
4.875%, 6/1/22		150,000	155,227
4.200%, 4/1/28		100,000	96,458
American Tower Corp. (REIT)
5.050%, 9/1/20		113,000	115,790
5.000%, 2/15/24		100,000	103,387
Ameriprise Financial, Inc.
5.300%, 3/15/20		94,000	96,419
4.000%, 10/15/23		100,000	102,098
Amgen, Inc.
3.450%, 10/1/20		188,000	188,728
2.700%, 5/1/22		75,000	73,208
3.625%, 5/15/22		56,000	56,440
Anadarko Petroleum Corp. 5.550%, 3/15/26		100,000	104,510
Anthem, Inc. 3.350%, 12/1/24		200,000	193,387
Aon Corp. 5.000%, 9/30/20		113,000	116,171
Aon plc 3.875%, 12/15/25		100,000	98,601
Apple, Inc.
2.850%, 5/6/21		250,000	250,169
2.150%, 2/9/22		100,000	97,516
2.850%, 2/23/23		75,000	74,030
3.200%, 5/13/25		75,000	73,545
2.450%, 8/4/26		100,000	92,168
3.350%, 2/9/27		100,000	97,819
2.900%, 9/12/27		150,000	141,610
Applied Materials, Inc. 4.300%, 6/15/21		75,000	77,101
Aptiv Corp. 4.150%, 3/15/24		100,000	99,531
Arizona Public Service Co. 3.150%, 5/15/25		100,000	98,222
AT&T, Inc.
4.600%, 2/15/21		188,000	192,333
3.875%, 8/15/21		113,000	113,992
3.000%, 6/30/22		50,000	48,799
2.625%, 12/1/22		94,000	89,784
3.950%, 1/15/25		100,000	97,731
3.400%, 5/15/25		150,000	141,194
AutoZone, Inc.
4.000%, 11/15/20		94,000	94,705
AvalonBay Communities, Inc. (REIT)
3.625%, 10/1/20		100,000	100,621
Baker Hughes a GE Co. LLC
3.337%, 12/15/27		60,000	55,180

See Notes to Financial Statements.

1076

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Bank of America Corp.
2.250%, 4/21/20	$100,000	$98,801
2.625%, 10/19/20	150,000	148,307
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)	583,000	566,085
4.125%, 1/22/24	100,000	101,259
4.200%, 8/26/24	100,000	98,867
4.000%, 1/22/25	100,000	97,516
4.450%, 3/3/26	100,000	98,934
3.500%, 4/19/26	100,000	96,063
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	100,000	96,571
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	100,000	93,364
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20	120,000	119,137
4.150%, 2/1/21	113,000	115,306
3.000%, 2/24/25	65,000	62,664
3.850%, 4/28/28 (x)	150,000	150,001
BB&T Corp.
2.450%, 1/15/20	100,000	99,280
2.750%, 4/1/22	250,000	245,051
Becton Dickinson and Co.
2.675%, 12/15/19	150,000	148,560
3.363%, 6/6/24	150,000	143,995
Berkshire Hathaway Energy Co. 2.400%, 2/1/20	150,000	148,940
Berkshire Hathaway Finance Corp. 3.000%, 5/15/22	94,000	93,714
Berkshire Hathaway, Inc.
2.750%, 3/15/23	65,000	63,694
3.125%, 3/15/26	100,000	97,024
Biogen, Inc. 4.050%, 9/15/25	100,000	99,597
Boston Properties LP (REIT)
5.625%, 11/15/20	100,000	103,888
3.650%, 2/1/26	100,000	96,467
Boston Scientific Corp. 3.850%, 5/15/25	50,000	49,517
BP Capital Markets America, Inc.
4.500%, 10/1/20	38,000	38,907
3.245%, 5/6/22	75,000	74,350
3.224%, 4/14/24	675,000	655,506
Bristol-Myers Squibb Co. 2.000%, 8/1/22	94,000	90,419
Brixmor Operating Partnership LP (REIT)
3.900%, 3/15/27	100,000	94,701
Broadcom Corp. 3.875%, 1/15/27	200,000	179,213
Broadridge Financial Solutions, Inc. 3.400%, 6/27/26	30,000	28,389
Burlington Northern Santa Fe LLC
3.050%, 3/15/22	94,000	93,811
3.750%, 4/1/24	25,000	25,494
Capital One Bank USA NA 3.375%, 2/15/23	300,000	288,814
Capital One Financial Corp. 3.800%, 1/31/28	100,000	92,634
Cardinal Health, Inc. 3.410%, 6/15/27	150,000	136,489
Caterpillar, Inc. 2.600%, 6/26/22	56,000	54,567
CBS Corp. 2.900%, 1/15/27	100,000	88,040
Celgene Corp.
3.950%, 10/15/20	19,000	19,171
3.875%, 8/15/25	150,000	144,411
CenterPoint Energy Resources Corp. 4.500%, 1/15/21	65,000	66,347
Charles Schwab Corp. (The) 3.200%, 1/25/28	100,000	95,285
Charter Communications Operating LLC 4.908%, 7/23/25	170,000	169,099
Chevron Corp.
3.191%, 6/24/23	75,000	74,784
2.954%, 5/16/26	150,000	144,492
Chubb INA Holdings, Inc. 3.350%, 5/15/24	100,000	99,374
Cigna Corp. 4.125%, 11/15/25§	150,000	149,544
Cigna Holding Co. 4.500%, 3/15/21	94,000	96,054
Cisco Systems, Inc.
4.450%, 1/15/20	188,000	190,729
2.200%, 2/28/21	250,000	246,430
Citigroup, Inc.
2.650%, 10/26/20	250,000	246,687
4.500%, 1/14/22	100,000	102,529
(ICE LIBOR USD 3 Month + 0.95%), 2.876%, 7/24/23 (k)	250,000	241,888
3.875%, 10/25/23	100,000	99,968
3.750%, 6/16/24	150,000	148,528
3.300%, 4/27/25	65,000	62,048
4.400%, 6/10/25	100,000	98,841
3.200%, 10/21/26	100,000	92,353
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)	100,000	96,347
Clorox Co. (The) 3.500%, 12/15/24	100,000	99,472
CNA Financial Corp. 5.875%, 8/15/20	56,000	58,049
Coca-Cola Co. (The)
3.150%, 11/15/20	169,000	169,742
3.200%, 11/1/23	100,000	100,046
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	38,000	46,017
Comcast Corp.
5.150%, 3/1/20	94,000	96,210
3.375%, 8/15/25	100,000	97,835
3.300%, 2/1/27	100,000	95,656
4.150%, 10/15/28	50,000	50,740
Commonwealth Edison Co.
3.400%, 9/1/21	150,000	150,794
2.550%, 6/15/26	100,000	94,488
Commonwealth of Massachusetts, General Obligation Bonds,
Series 2010E 4.200%, 12/1/21	80,000	81,950
Conagra Brands, Inc.
3.200%, 1/25/23	54,000	52,313
Connecticut Light & Power Co. (The) 2.500%, 1/15/23	94,000	91,492
Constellation Brands, Inc. 4.750%, 12/1/25	100,000	102,084

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Corning, Inc. 4.250%, 8/15/20	$56,000	$57,057
Costco Wholesale Corp. 2.250%, 2/15/22	55,000	53,789
Crown Castle International Corp. (REIT) 4.450%, 2/15/26	100,000	99,731
CSX Corp. 3.350%, 11/1/25	100,000	96,359
CVS Health Corp.
3.875%, 7/20/25	133,000	129,191
2.875%, 6/1/26	150,000	136,500
4.300%, 3/25/28	200,000	195,323
Deere & Co. 2.600%, 6/8/22	38,000	37,197
Dell International LLC
5.450%, 6/15/23§	100,000	101,579
6.020%, 6/15/26§	150,000	150,677
Devon Energy Corp. 4.000%, 7/15/21	113,000	113,229
Discover Financial Services 3.950%, 11/6/24	100,000	98,150
Discovery Communications LLC
4.375%, 6/15/21	38,000	38,696
3.800%, 3/13/24	100,000	97,719
3.900%, 11/15/24§	100,000	97,001
Dominion Energy Gas Holdings LLC 3.600%, 12/15/24	50,000	49,579
Dow Chemical Co. (The) 4.250%, 11/15/20	59,000	60,000
DTE Energy Co. 2.400%, 12/1/19	150,000	148,299
Duke Energy Corp. 3.950%, 10/15/23	100,000	100,774
Duke Energy Indiana LLC 3.750%, 7/15/20	38,000	38,365
Eastman Chemical Co. 3.600%, 8/15/22	75,000	74,563
Eaton Corp. 2.750%, 11/2/22	94,000	91,036
eBay, Inc.
3.250%, 10/15/20	38,000	37,986
3.600%, 6/5/27	100,000	93,387
Ecolab, Inc. 4.350%, 12/8/21	77,000	79,053
Emerson Electric Co. 2.625%, 2/15/23	94,000	91,633
Energy Transfer Operating LP
4.650%, 6/1/21	150,000	152,259
4.050%, 3/15/25	100,000	93,797
Entergy Corp.
5.125%, 9/15/20	113,000	115,185
2.950%, 9/1/26	150,000	138,186
Enterprise Products Operating LLC
3.350%, 3/15/23	94,000	92,815
3.900%, 2/15/24	50,000	50,235
4.150%, 10/16/28	25,000	24,846
EOG Resources, Inc. 4.100%, 2/1/21	75,000	76,118
EQT Corp. 4.875%, 11/15/21	94,000	95,502
Essex Portfolio LP (REIT) 3.875%, 5/1/24	100,000	100,362
Evergy, Inc.
4.850%, 6/1/21	38,000	38,748
Expedia Group, Inc.
5.950%, 8/15/20	56,000	57,995
3.800%, 2/15/28	100,000	90,688
Express Scripts Holding Co.
3.900%, 2/15/22	94,000	94,751
3.400%, 3/1/27	100,000	92,675
Exxon Mobil Corp.
2.397%, 3/6/22	100,000	97,697
3.176%, 3/15/24	100,000	100,082
FedEx Corp. 2.300%, 2/1/20	60,000	59,524
2.625%, 8/1/22	19,000	18,500
FFCB 2.850%, 9/20/21	475,000	478,345
FHLB
2.750%, 12/13/24	200,000	200,160
3.125%, 6/13/25	270,000	275,469
3.250%, 11/16/28	35,000	35,614
FHLMC 2.375%, 1/13/22	1,614,000	1,607,162
Fidelity National Information Services, Inc.
3.500%, 4/15/23	75,000	74,136
5.000%, 10/15/25	100,000	104,115
Fifth Third Bancorp 2.875%, 7/27/20	150,000	149,224
FirstEnergy Corp. 3.900%, 7/15/27	150,000	145,074
Fiserv, Inc. 4.750%, 6/15/21	56,000	57,604
Florida Power & Light Co. 3.250%, 6/1/24	100,000	100,050
Flowserve Corp. 4.000%, 11/15/23	50,000	49,771
FNMA 2.625%, 9/6/24 (x)	250,000	249,374
Ford Motor Credit Co. LLC
3.200%, 1/15/21	200,000	193,801
4.389%, 1/8/26	200,000	180,501
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	217,000	209,285
General Dynamics Corp.
3.875%, 7/15/21	38,000	38,753
2.250%, 11/15/22	56,000	54,597
General Electric Co.
5.300%, 2/11/21 (x)	76,000	76,064
2.700%, 10/9/22	75,000	69,504
3.100%, 1/9/23	75,000	69,863
General Motors Financial Co., Inc.
4.000%, 1/15/25	100,000	93,734
4.300%, 7/13/25	100,000	94,117
5.250%, 3/1/26	50,000	49,134
3.850%, 1/5/28	100,000	87,516
Georgia Power Co.
3.250%, 4/1/26	100,000	93,475
Gilead Sciences, Inc.
4.400%, 12/1/21	113,000	116,533
3.250%, 9/1/22	30,000	29,891
3.650%, 3/1/26	100,000	98,052

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Goldman Sachs Group, Inc. (The)
6.000%, 6/15/20	$188,000	$194,668
2.750%, 9/15/20	30,000	29,702
3.625%, 1/22/23	56,000	55,075
3.850%, 7/8/24	150,000	146,262
4.250%, 10/21/25	75,000	71,707
3.750%, 2/25/26	30,000	28,320
3.500%, 11/16/26	150,000	137,905
3.850%, 1/26/27	150,000	141,173
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	100,000	93,489
Halliburton Co. 3.800%, 11/15/25	150,000	147,167
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20	56,000	57,438
HCP, Inc. (REIT)
2.625%, 2/1/20	94,000	93,228
3.400%, 2/1/25	100,000	95,204
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	200,000	202,155
Home Depot, Inc. (The)
2.625%, 6/1/22	75,000	74,167
2.125%, 9/15/26	25,000	22,548
Hospitality Properties Trust (REIT) 4.500%, 3/15/25	100,000	97,382
HP, Inc. 4.050%, 9/15/22	100,000	101,252
Humana, Inc. 3.950%, 3/15/27	100,000	97,693
Illinois Tool Works, Inc. 3.500%, 3/1/24	100,000	101,184
Intel Corp.
3.300%, 10/1/21	94,000	94,934
2.700%, 12/15/22	75,000	73,297
3.150%, 5/11/27 (x)	100,000	97,224
Intercontinental Exchange, Inc. 2.750%, 12/1/20	125,000	124,160
International Business Machines Corp. 3.625%, 2/12/24	150,000	149,077
International Game Technology plc 6.250%, 2/15/22 (m)	250,000	250,031
International Paper Co.
4.750%, 2/15/22	22,000	22,883
3.650%, 6/15/24	100,000	100,389
Jefferies Financial Group, Inc. 5.500%, 10/18/23	50,000	50,679
Jefferies Group LLC 4.850%, 1/15/27	100,000	94,258
JM Smucker Co. (The) 3.000%, 3/15/22	135,000	131,657
John Deere Capital Corp. 3.050%, 1/6/28	100,000	95,446
Johnson & Johnson
2.450%, 12/5/21	100,000	98,869
2.050%, 3/1/23	25,000	24,093
3.375%, 12/5/23	50,000	51,281
JPMorgan Chase & Co.
2.250%, 1/23/20	100,000	98,955
4.250%, 10/15/20	376,000	382,040
2.972%, 1/15/23	250,000	243,340
3.200%, 1/25/23	131,000	129,078
3.625%, 5/13/24	100,000	99,109
3.875%, 9/10/24	150,000	148,077
3.125%, 1/23/25	100,000	95,891
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	100,000	96,593
3.300%, 4/1/26	100,000	95,096
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)	100,000	97,406
Juniper Networks, Inc. 4.600%, 3/15/21	38,000	38,767
Kellogg Co. 4.000%, 12/15/20	94,000	94,897
Keurig Dr Pepper, Inc. 4.597%, 5/25/28§	100,000	99,302
KeyCorp
2.900%, 9/15/20	75,000	74,438
5.100%, 3/24/21	75,000	77,571
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	150,000	155,261
6.500%, 4/1/20	75,000	77,568
Kinder Morgan, Inc. 3.050%, 12/1/19	250,000	248,543
4.300%, 3/1/28	100,000	98,118
KLA-Tencor Corp. 4.125%, 11/1/21	90,000	91,461
Kraft Heinz Foods Co.
5.375%, 2/10/20	98,000	100,089
3.500%, 7/15/22	100,000	98,939
Kroger Co. (The) 6.150%, 1/15/20	94,000	96,664
L3 Technologies, Inc. 4.950%, 2/15/21	56,000	57,607
Laboratory Corp. of America Holdings 3.200%, 2/1/22	50,000	49,618
Lam Research Corp. 3.800%, 3/15/25	30,000	29,817
LG&E & KU Energy LLC 3.750%, 11/15/20	75,000	75,597
Liberty Property LP (REIT) 4.125%, 6/15/22	56,000	57,186
Life Technologies Corp. 5.000%, 1/15/21	75,000	77,197
Lincoln National Corp. 4.850%, 6/24/21	56,000	58,017
Lockheed Martin Corp. 3.550%, 1/15/26	100,000	99,415
Lowe’s Cos., Inc. 3.375%, 9/15/25	100,000	95,524
LyondellBasell Industries NV 6.000%, 11/15/21	200,000	211,360
Macy’s Retail Holdings, Inc. 3.625%, 6/1/24	100,000	93,234
Marathon Oil Corp. 2.800%, 11/1/22	75,000	70,444
Marathon Petroleum Corp.
5.125%, 3/1/21	94,000	96,454
5.125%, 12/15/26§	100,000	101,643
Marriott International, Inc. 3.125%, 10/15/21	100,000	98,578

See Notes to Financial Statements.

1079

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Marsh & McLennan Cos., Inc. 3.500%, 6/3/24	$100,000	$98,399
McDonald’s Corp. 3.250%, 6/10/24	150,000	147,784
Medco Health Solutions, Inc. 4.125%, 9/15/20	75,000	75,840
Medtronic, Inc.
2.500%, 3/15/20	150,000	149,139
3.150%, 3/15/22	55,000	54,821
3.500%, 3/15/25	100,000	99,715
Merck & Co., Inc.
2.350%, 2/10/22	30,000	29,397
2.750%, 2/10/25	150,000	145,183
MetLife, Inc. 4.368%, 9/15/23 (e)	150,000	156,672
Microsoft Corp.
3.000%, 10/1/20	56,000	56,382
2.375%, 2/12/22	60,000	59,184
2.650%, 11/3/22	75,000	74,307
2.125%, 11/15/22	100,000	97,147
2.000%, 8/8/23	90,000	86,178
3.300%, 2/6/27	250,000	247,520
Molson Coors Brewing Co. 3.000%, 7/15/26	100,000	89,221
Moody’s Corp. 4.500%, 9/1/22	19,000	19,491
Morgan Stanley
5.500%, 1/26/20	150,000	153,345
2.800%, 6/16/20	95,000	94,295
5.750%, 1/25/21	188,000	196,429
2.500%, 4/21/21	100,000	98,021
3.750%, 2/25/23	56,000	55,923
4.100%, 5/22/23	100,000	100,079
4.000%, 7/23/25	100,000	98,803
3.125%, 7/27/26	100,000	92,249
3.625%, 1/20/27	100,000	94,914
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	100,000	95,016
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	100,000	95,542
Mosaic Co. (The) 4.250%, 11/15/23	100,000	100,560
Motorola Solutions, Inc. 3.750%, 5/15/22	56,000	55,358
MPLX LP
4.500%, 7/15/23	50,000	50,399
4.875%, 6/1/25	50,000	50,309
MUFG Americas Holdings Corp. 3.000%, 2/10/25	120,000	113,838
Mylan NV 3.950%, 6/15/26	100,000	90,195
Nasdaq, Inc. 5.550%, 1/15/20	75,000	76,705
National Fuel Gas Co. 3.950%, 9/15/27	100,000	91,718
National Oilwell Varco, Inc. 2.600%, 12/1/22	113,000	106,301
National Retail Properties, Inc. (REIT) 3.900%, 6/15/24	100,000	99,750
NBCUniversal Media LLC 4.375%, 4/1/21	150,000	154,168
NetApp, Inc. 3.375%, 6/15/21	100,000	99,429
Newell Brands, Inc.
3.850%, 4/1/23	55,000	54,009
4.200%, 4/1/26	100,000	97,085
Newmont Mining Corp. 3.500%, 3/15/22	94,000	92,930
Noble Energy, Inc. 4.150%, 12/15/21	94,000	94,193
Northrop Grumman Corp.
3.500%, 3/15/21	19,000	19,150
3.250%, 1/15/28	100,000	93,185
Occidental Petroleum Corp. 2.700%, 2/15/23	94,000	91,516
Omega Healthcare Investors, Inc. (REIT) 4.375%, 8/1/23	100,000	100,084
Omnicom Group, Inc.
4.450%, 8/15/20	38,000	38,655
3.625%, 5/1/22	19,000	18,841
Oracle Corp.
2.500%, 5/15/22	100,000	97,773
2.500%, 10/15/22	75,000	72,836
2.400%, 9/15/23	100,000	95,996
2.650%, 7/15/26	100,000	92,901
3.250%, 11/15/27	150,000	144,446
Pacific Gas & Electric Co.
3.500%, 10/1/20 (x)	56,000	53,615
2.950%, 3/1/26	100,000	82,172
Parker-Hannifin Corp. 3.300%, 11/21/24	100,000	98,490
PepsiCo, Inc.
1.850%, 4/30/20	100,000	98,648
3.000%, 10/15/27	250,000	241,127
Pfizer, Inc.
2.200%, 12/15/21	100,000	98,043
3.000%, 12/15/26	150,000	145,355
Philip Morris International, Inc.
3.600%, 11/15/23	50,000	49,775
3.125%, 3/2/28	100,000	92,345
Plains All American Pipeline LP 3.850%, 10/15/23	100,000	97,072
PNC Bank NA 2.625%, 2/17/22‡	250,000	243,757
PNC Financial Services Group, Inc. (The) 3.900%, 4/29/24‡	150,000	148,404
PPL Capital Funding, Inc. 4.200%, 6/15/22	47,000	47,273
Precision Castparts Corp. 2.500%, 1/15/23	38,000	36,944
Progress Energy, Inc.
4.400%, 1/15/21	94,000	95,620
Progressive Corp. (The) 3.750%, 8/23/21	56,000	56,656
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	100,000	100,500
Puget Energy, Inc. 3.650%, 5/15/25	50,000	48,429
QUALCOMM, Inc. 3.450%, 5/20/25	100,000	95,958

See Notes to Financial Statements.

1080

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Raytheon Co. 3.125%, 10/15/20	$94,000	$94,323
Realty Income Corp. (REIT) 3.250%, 10/15/22	56,000	55,284
Reinsurance Group of America, Inc. 4.700%, 9/15/23	50,000	51,966
Republic Services, Inc. 5.250%, 11/15/21	94,000	99,458
Roper Technologies, Inc. 3.125%, 11/15/22	75,000	73,964
Ryder System, Inc. 2.500%, 5/11/20	45,000	44,479
S&P Global, Inc. 3.300%, 8/14/20	35,000	35,097
Sabine Pass Liquefaction LLC 5.875%, 6/30/26	150,000	159,031
San Diego Gas & Electric Co. 3.600%, 9/1/23	100,000	101,042
Santander Holdings USA, Inc. 2.650%, 4/17/20	120,000	118,182
Seagate HDD Cayman
4.750%, 6/1/23	25,000	23,551
4.750%, 1/1/25	50,000	44,321
Sempra Energy
2.400%, 3/15/20	200,000	197,280
3.400%, 2/1/28	100,000	91,465
Sherwin-Williams Co. (The) 2.750%, 6/1/22	250,000	241,290
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	225,000	203,032
Simon Property Group LP (REIT) 3.300%, 1/15/26	100,000	96,807
SITE Centers Corp. (REIT) 3.625%, 2/1/25	100,000	96,401
Southern California Edison Co. 3.875%, 6/1/21	19,000	19,134
Southern Co. (The) 2.750%, 6/15/20	100,000	98,826
Southwestern Electric Power Co. 4.100%, 9/15/28	25,000	24,950
Stanley Black & Decker, Inc. 2.900%, 11/1/22	56,000	54,827
Starbucks Corp. 3.850%, 10/1/23	50,000	50,561
State of California 5.700%, 11/1/21	100,000	107,555
State of California Federally Taxable General Obligation Bonds Various Purpose
3.375%, 4/1/25	50,000	50,270
State Street Corp. 3.300%, 12/16/24	65,000	64,171
Stryker Corp. 3.500%, 3/15/26	100,000	96,429
Synchrony Financial
2.700%, 2/3/20	25,000	24,577
3.750%, 8/15/21	50,000	48,290
4.500%, 7/23/25	100,000	90,388
Sysco Corp.
2.600%, 10/1/20	30,000	29,729
3.750%, 10/1/25	100,000	97,538
TD Ameritrade Holding Corp. 2.950%, 4/1/22	100,000	99,019
Texas Instruments, Inc. 1.750%, 5/1/20	100,000	98,422
Textron, Inc. 4.300%, 3/1/24	100,000	101,318
Thermo Fisher Scientific, Inc. 3.600%, 8/15/21	160,000	160,563
Toyota Motor Credit Corp.
2.150%, 3/12/20	135,000	133,610
3.300%, 1/12/22	94,000	94,345
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26	50,000	59,808
Tyson Foods, Inc. 4.500%, 6/15/22	75,000	76,809
U.S. Treasury Bonds
8.500%, 2/15/20	113,000	120,258
8.125%, 5/15/21	300,000	338,344
7.125%, 2/15/23	788,000	928,948
7.500%, 11/15/24	500,000	633,757
6.000%, 2/15/26	990,000	1,207,181
6.500%, 11/15/26	150,000	191,074
6.375%, 8/15/27	300,000	385,305
6.125%, 11/15/27	250,000	317,568
5.500%, 8/15/28	300,000	370,570
U.S. Treasury Notes
1.250%, 2/29/20	500,000	492,288
1.375%, 2/29/20	200,000	197,216
1.375%, 3/31/20	2,000,000	1,970,573
2.250%, 3/31/20	1,700,000	1,692,917
1.375%, 4/30/20	1,000,000	984,564
1.500%, 5/15/20	650,000	640,745
3.500%, 5/15/20	1,251,000	1,266,173
1.375%, 5/31/20	289,000	284,300
2.500%, 5/31/20	4,000,000	3,996,146
1.625%, 6/30/20	900,000	887,824
1.875%, 6/30/20	1,000,000	990,033
2.625%, 7/31/20	500,000	500,570
2.625%, 8/15/20	376,000	376,497
1.375%, 8/31/20	400,000	392,466
2.625%, 8/31/20	800,000	801,042
1.375%, 9/30/20	1,500,000	1,470,459
2.000%, 9/30/20	550,000	545,123
2.750%, 9/30/20	1,500,000	1,505,645
1.375%, 10/31/20	200,000	195,941
1.750%, 10/31/20	1,000,000	986,283
2.625%, 11/15/20	1,274,000	1,276,206
1.625%, 11/30/20	1,300,000	1,278,553
2.000%, 11/30/20	300,000	297,219
1.750%, 12/31/20	1,700,000	1,676,016
2.375%, 12/31/20	350,000	349,239
1.375%, 1/31/21	450,000	439,734
2.125%, 1/31/21	1,000,000	992,331
2.000%, 2/28/21	1,200,000	1,187,484
3.125%, 5/15/21	946,000	960,128
1.375%, 5/31/21	300,000	292,316
1.125%, 6/30/21	1,000,000	967,799
2.125%, 6/30/21	1,000,000	991,745
2.250%, 7/31/21	1,177,600	1,171,083
2.125%, 8/15/21	688,000	681,666
2.000%, 11/15/21	922,000	910,079
1.750%, 11/30/21	800,000	783,885
1.875%, 11/30/21	1,700,000	1,672,087

See Notes to Financial Statements.

1081

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.000%, 12/31/21	$1,300,000	$1,282,227
1.750%, 2/28/22	688,000	673,004
1.875%, 2/28/22	800,000	785,438
1.750%, 3/31/22	600,000	586,539
1.750%, 4/30/22	700,000	683,767
1.875%, 4/30/22	400,000	392,318
1.750%, 5/15/22	364,000	355,431
1.750%, 5/31/22	1,000,000	976,237
1.750%, 6/30/22	400,000	390,292
2.125%, 6/30/22	900,000	889,301
1.875%, 7/31/22	1,400,000	1,370,961
2.000%, 7/31/22	400,000	393,385
1.625%, 8/15/22	1,003,000	973,119
1.625%, 8/31/22	900,000	872,965
1.875%, 8/31/22	1,000,000	978,555
1.750%, 9/30/22	1,750,000	1,703,698
1.875%, 10/31/22	700,000	684,277
1.625%, 11/15/22	376,000	364,030
2.000%, 11/30/22	2,000,000	1,963,802
2.125%, 12/31/22	350,000	345,087
1.750%, 1/31/23	900,000	873,984
2.000%, 2/15/23	1,000,000	980,547
2.625%, 2/28/23	1,000,000	1,005,156
1.500%, 3/31/23	500,000	480,033
2.500%, 3/31/23	1,200,000	1,200,187
1.750%, 5/15/23	1,700,000	1,647,450
2.750%, 5/31/23	800,000	808,823
1.375%, 6/30/23	500,000	476,081
2.750%, 7/31/23	1,200,000	1,212,875
2.500%, 8/15/23	350,000	349,909
1.375%, 8/31/23	300,000	285,176
2.750%, 8/31/23	600,000	606,766
1.375%, 9/30/23	1,400,000	1,329,125
1.625%, 10/31/23	750,000	719,834
2.875%, 10/31/23	300,000	305,000
2.750%, 11/15/23	1,350,000	1,364,871
2.750%, 2/15/24	2,450,000	2,476,318
2.125%, 3/31/24	300,000	294,094
2.500%, 5/15/24	1,800,000	1,796,813
2.000%, 6/30/24	300,000	291,742
2.375%, 8/15/24	1,000,000	990,977
2.250%, 11/15/24	710,000	697,889
2.000%, 2/15/25	1,000,000	967,370
2.750%, 2/28/25	300,000	303,043
2.000%, 8/15/25	600,000	578,492
2.250%, 11/15/25	1,150,000	1,124,724
1.625%, 2/15/26	1,400,000	1,310,568
1.625%, 5/15/26	130,000	121,393
1.500%, 8/15/26	1,300,000	1,199,233
2.000%, 11/15/26	950,000	906,829
2.250%, 2/15/27	1,750,000	1,699,482
2.375%, 5/15/27	1,200,000	1,174,875
2.250%, 8/15/27	1,200,000	1,161,359
2.250%, 11/15/27	3,000,000	2,897,930
2.750%, 2/15/28	800,000	804,146
2.875%, 5/15/28	1,200,000	1,218,391
2.875%, 8/15/28	1,200,000	1,218,484
3.125%, 11/15/28	150,000	155,598
United Parcel Service, Inc. 3.125%, 1/15/21	75,000	75,551
United Technologies Corp.
3.100%, 6/1/22	56,000	55,043
3.950%, 8/16/25	150,000	149,590
UnitedHealth Group, Inc.
2.300%, 12/15/19	150,000	148,990
2.875%, 12/15/21	45,000	44,659
3.750%, 7/15/25	100,000	100,910
US Bancorp
3.600%, 9/11/24	150,000	147,840
3.900%, 4/26/28	100,000	100,987
Valero Energy Corp. 6.125%, 2/1/20	56,000	57,588
Ventas Realty LP (REIT)
4.250%, 3/1/22	38,000	38,738
3.750%, 5/1/24	150,000	148,545
Verizon Communications, Inc.
2.946%, 3/15/22	102,000	100,949
3.376%, 2/15/25	398,000	388,274
Viacom, Inc. 3.875%, 12/15/21	75,000	75,308
Virginia Electric & Power Co. 2.950%, 11/15/26	100,000	94,965
Visa, Inc.
2.200%, 12/14/20	200,000	197,747
2.800%, 12/14/22	175,000	172,563
Voya Financial, Inc. 3.650%, 6/15/26	100,000	94,641
Walgreen Co. 3.100%, 9/15/22	19,000	18,548
Walgreens Boots Alliance, Inc.
3.300%, 11/18/21	100,000	99,250
3.450%, 6/1/26	150,000	141,398
Walmart, Inc.
3.625%, 7/8/20	113,000	114,312
2.650%, 12/15/24	250,000	240,506
Walt Disney Co. (The)
2.300%, 2/12/21	80,000	78,877
3.750%, 6/1/21	19,000	19,334
3.000%, 2/13/26	100,000	96,540
Warner Media LLC 3.550%, 6/1/24	150,000	145,155
Wells Fargo & Co.
2.600%, 7/22/20	70,000	69,298
3.500%, 3/8/22	56,000	55,758
3.450%, 2/13/23	94,000	92,152
3.300%, 9/9/24	100,000	96,712
3.550%, 9/29/25	100,000	97,064
3.000%, 4/22/26	150,000	139,761
4.300%, 7/22/27	100,000	98,279
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	100,000	96,002
Welltower, Inc. (REIT) 4.250%, 4/1/26	100,000	100,004
Williams Cos., Inc. (The) 4.125%, 11/15/20	150,000	151,251
4.000%, 9/15/25	100,000	97,107
Wisconsin Electric Power Co. 2.950%, 9/15/21	75,000	74,637
Xcel Energy, Inc. 4.700%, 5/15/20	94,000	95,383

See Notes to Financial Statements.

1082

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20	$100,000	$98,902
3.150%, 4/1/22	100,000	97,914
Zoetis, Inc. 3.250%, 2/1/23	85,000	83,748

Total United States		141,378,576

Uruguay (0.0%)
Republic of Uruguay 4.500%, 8/14/24 (x)	150,000	153,188

Total Long Term Debt Securities (98.2%) (Cost $268,080,100)		260,864,799

SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $100,052, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $105,429. (xx)	100,000	100,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $801,651, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $817,554. (xx)	801,523	801,523
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,000,161, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,020,261. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $1,900,270, collateralized by various Common Stocks; total market value $2,115,103. (xx)	1,900,000	1,900,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $400,057, collateralized by various Common Stocks; total market value $445,285. (xx)	400,000	400,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,300,377, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,346,000. (xx)	2,300,000	2,300,000

Total Repurchase Agreements		6,501,523

Total Short-Term Investments (2.4%) (Cost $6,501,523)		6,501,523

Total Investments in Securities (100.6%) (Cost $274,581,623)		267,366,322
Other Assets Less Liabilities (-0.6%)		(1,712,597)

Net Assets (100%)		$265,653,725

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $5,347,210 or 2.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $26,787,532 or 10.1% of net assets.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $6,801,792. This was collateralized by $234,441 of various U.S. Government Treasury Securities, ranging from 0.000% - 4.375%, maturing 11/7/19 - 8/15/45 and by cash of $6,501,523 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

1083

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
DKK	— Denmark Krone
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
HUF	— Hungary Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
RON	— Romanian Leu
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar

ZAR — South African Rand

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
U.S. Treasury Obligations	$94,297,380	35.5%
Foreign Government Securities	83,307,493	31.3
Financials	25,105,931	9.5
Supranational	13,528,375	5.1
Repurchase Agreements	6,501,523	2.4
Health Care	6,332,247	2.4
Communication Services	5,887,952	2.2
Energy	5,792,363	2.2
Consumer Staples	5,726,815	2.2
Information Technology	4,883,890	1.8
Industrials	3,700,927	1.4
Utilities	3,287,095	1.2
U.S. Government Agency Securities	2,846,124	1.1
Consumer Discretionary	2,415,799	0.9
Real Estate	1,893,560	0.7
Materials	1,619,073	0.6
Municipal Bonds	239,775	0.1
Cash and Other	(1,712,597)	(0.6)

		100.0%

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PNC Bank NA 2.625%, 2/17/22	250,000	250,216	—	(513)	—	(5,946)	243,757	6,563	—
PNC Financial Services Group, Inc. (The) 3.900%, 4/29/24	150,000	157,533	—	(949)	—	(8,180)	148,404	5,850	—

Total		407,749	—	(1,462)	—	(14,126)	392,161	12,413	—

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
SGD	7,295,000	USD	5,306,408	JPMorgan Chase Bank	1/16/2019	47,539
USD	2,155,224	PEN	7,220,000	State Street Bank & Trust**	1/22/2019	13,467
USD	8,280,729	CAD	10,825,000	JPMorgan Chase Bank	1/24/2019	346,870
IDR	6,280,000,000	USD	431,259	State Street Bank & Trust**	1/28/2019	4,271
EUR	24,000,003	USD	27,326,963	JPMorgan Chase Bank	1/29/2019	234,343
USD	5,156,046	EUR	4,485,000	JPMorgan Chase Bank	1/29/2019	5,527
USD	4,553,967	AUD	6,225,000	JPMorgan Chase Bank	2/21/2019	165,374
JPY	1,956,000,000	USD	17,346,875	JPMorgan Chase Bank	2/28/2019	576,946
USD	5,204,072	AUD	7,125,000	JPMorgan Chase Bank	3/7/2019	179,978
USD	5,076,818	NZD	7,325,000	JPMorgan Chase Bank	3/7/2019	154,785
USD	1,607,781	ZAR	23,100,000	JPMorgan Chase Bank	3/12/2019	15,345
JPY	1,553,000,000	USD	13,800,862	JPMorgan Chase Bank	3/18/2019	453,248

Total unrealized appreciation						2,197,693

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	5,306,531	SGD	7,295,000	JPMorgan Chase Bank	1/16/2019	(47,416)
PEN	7,220,000	USD	2,163,620	State Street Bank & Trust**	1/22/2019	(21,863)
CAD	10,825,000	USD	8,298,312	JPMorgan Chase Bank	1/24/2019	(368,778)
USD	3,392,808	IDR	49,345,000,000	State Street Bank & Trust**	1/28/2019	(29,366)
USD	6,925,598	EUR	6,050,000	JPMorgan Chase Bank	1/29/2019	(22,147)
USD	3,076,098	HUF	872,050,000	JPMorgan Chase Bank	2/4/2019	(43,200)
AUD	605,000	USD	435,598	JPMorgan Chase Bank	2/21/2019	(9,076)
USD	5,081,734	PLN	19,190,000	JPMorgan Chase Bank	2/25/2019	(51,918)
USD	464,064	JPY	50,850,000	JPMorgan Chase Bank	3/18/2019	(2,660)

Total unrealized depreciation						(596,424)

Net unrealized appreciation						1,601,269

** Non-deliverable forward.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Long Term Investments
Australia	$—	$12,414,049	$—	$12,414,049
Belgium	—	554,548	—	554,548
Brazil	—	3,005,733	—	3,005,733
Canada	—	14,377,399	—	14,377,399
Chile	—	191,800	—	191,800
China	—	1,037,122	—	1,037,122
Colombia	—	292,200	—	292,200
Denmark	—	2,343,139	—	2,343,139
France	—	1,514,121	—	1,514,121
Germany	—	2,685,250	—	2,685,250
Hungary	—	3,434,274	—	3,434,274
Indonesia	—	2,906,346	—	2,906,346
Ireland	—	653,905	—	653,905
Italy	—	5,170,315	—	5,170,315
Japan	—	1,404,680	—	1,404,680
Malaysia	—	5,235,004	—	5,235,004
Mexico	—	6,486,700	—	6,486,700
Netherlands	—	1,184,602	—	1,184,602
New Zealand	—	4,953,659	—	4,953,659
Norway	—	101,660	—	101,660
Panama	—	198,450	—	198,450
Peru	—	2,124,190	—	2,124,190
Philippines	—	332,332	—	332,332
Poland	—	5,279,027	—	5,279,027
Romania	—	2,924,971	—	2,924,971
Singapore	—	5,304,781	—	5,304,781
South Africa	—	1,590,978	—	1,590,978
South Korea	—	5,100,245	—	5,100,245

See Notes to Financial Statements.

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EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Spain	$—	$919,060	$—	$919,060
Supranational	—	13,528,375	—	13,528,375
Sweden	—	200,665	—	200,665
Switzerland	—	1,099,062	—	1,099,062
Turkey	—	1,549,074	—	1,549,074
United Kingdom	—	9,235,319	—	9,235,319
United States	—	141,378,576	—	141,378,576
Uruguay	—	153,188	—	153,188
Forward Currency Contracts	—	2,197,693	—	2,197,693
Short-Term Investments
Repurchase Agreements	—	6,501,523	—	6,501,523

Total Assets	$—	$269,564,015	$—	$269,564,015

Liabilities:
Forward Currency Contracts	$—	$(596,424)	$—	$(596,424)

Total Liabilities	$—	$(596,424)	$—	$(596,424)

Total	$—	$268,967,591	$—	$268,967,591

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,197,693

Total		$2,197,693

	Liability Derivatives
Foreign exchange contracts	Payables	$(596,424)

Total		$(596,424)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(3,241,505)	$(3,241,505)

Total	$(3,241,505)	$(3,241,505)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$2,147,920	$2,147,920

Total	$2,147,920	$2,147,920

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $151,051,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$2,179,955	$(545,195)	$—	$1,634,760
State Street Bank & Trust	17,738	(17,738)	—	—

Total	$2,197,693	$(562,933)	$—	$1,634,760

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$545,195	$(545,195)	$—	$—
State Street Bank & Trust	51,229	(17,738)	—	33,491

Total	$596,424	$(562,933)	$—	$33,491

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$93,758,048
Long-term U.S. government debt securities	30,104,061

$123,862,109

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$112,254,365
Long-term U.S. government debt securities	31,777,398

$144,031,763

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,351,504
Aggregate gross unrealized depreciation	(10,615,480)

Net unrealized depreciation	$(7,263,976)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$276,231,567

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $407,265)	$392,161
Unaffiliated Issuers (Cost $267,672,835)	260,472,638
Repurchase Agreements (Cost $6,501,523)	6,501,523
Cash	1,515,256
Foreign cash (Cost $221,696)	224,010
Unrealized appreciation on forward foreign currency contracts	2,197,693
Dividends, interest and other receivables	2,091,876
Receivable for securities sold	1,021,741
Receivable for Portfolio shares sold	71,629
Securities lending income receivable	2,442
Other assets	1,228

Total assets	274,492,197

LIABILITIES
Payable for return of collateral on securities loaned	6,501,523
Payable for securities purchased	1,299,870
Unrealized depreciation on forward foreign currency contracts	596,424
Payable for Portfolio shares redeemed	132,174
Investment management fees payable	116,550
Administrative fees payable	27,523
Distribution fees payable – Class IB	14,079
Distribution fees payable – Class IA	2,542
Accrued expenses	147,787

Total liabilities	8,838,472

NET ASSETS	$265,653,725

Net assets were comprised of:
Paid in capital	$275,744,749
Total distributable earnings (loss)	(10,091,024)

Net assets	$265,653,725

Class IA
Net asset value, offering and redemption price per share, $12,087,586 / 1,365,785 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.85

Class IB
Net asset value, offering and redemption price per share, $66,598,268 / 7,540,987 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.83

Class K
Net asset value, offering and redemption price per share, $186,967,871 / 20,975,275 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.91

(x)	Includes value of securities on loan of $6,801,792.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest ($12,413 of interest income received from affiliates) (net of $35,592 foreign withholding tax)	$8,208,140
Securities lending (net)	12,058

Total income	8,220,198

EXPENSES
Investment management fees	1,548,888
Administrative fees	340,864
Distribution fees – Class IB	173,671
Custodian fees	99,000
Professional fees	57,969
Printing and mailing expenses	32,433
Distribution fees – Class IA	31,386
Trustees’ fees	6,990
Miscellaneous	32,644

Gross expenses	2,323,845
Less: Waiver from investment manager	(147,675)

Net expenses	2,176,170

NET INVESTMENT INCOME (LOSS)	6,044,028

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,042,799)
Forward foreign currency contracts	(3,241,505)
Foreign currency transactions	398,181

Net realized gain (loss)	(3,886,123)

Change in unrealized appreciation (depreciation) on:
Investments in securities $(14,126) of change in unrealized appreciation (depreciation) from affiliates)	(8,846,502)
Forward foreign currency contracts	2,147,920
Foreign currency translations	(22,500)

Net change in unrealized appreciation (depreciation)	(6,721,082)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,607,205)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,563,177)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,044,028	$5,705,933
Net realized gain (loss)	(3,886,123)	(5,540,458)
Net change in unrealized appreciation (depreciation)	(6,721,082)	14,305,522

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,563,177)	14,470,997

Distributions to shareholders: (a)
Class IA	(158,936)	(6,096)
Class IB	(883,077)	(30,889)
Class K	(2,990,068)	(91,183)

Total distributions to shareholders	(4,032,081)	(128,168)

Tax return of capital:
Class IA	(6,044)	—
Class IB	(33,582)	—
Class K	(113,708)	—

Total	(153,334)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 169,251 and 262,707 shares, respectively ]	1,520,820	2,363,117
Capital shares issued in reinvestment of dividends and distributions [ 18,929 and 656 shares, respectively ]	164,980	6,096
Capital shares repurchased [ (253,115) and (565,605) shares, respectively ]	(2,266,433)	(5,096,149)

Total Class IA transactions	(580,633)	(2,726,936)

Class IB
Capital shares sold [ 788,240 and 825,653 shares, respectively ]	7,074,512	7,393,982
Capital shares issued in reinvestment of dividends and distributions [ 105,396 and 3,329 shares, respectively ]	916,659	30,889
Capital shares repurchased [ (1,244,533) and (1,100,704) shares, respectively ]	(11,105,848)	(9,881,822)

Total Class IB transactions	(3,114,677)	(2,456,951)

Class K
Capital shares sold [ 905,936 and 1,242,419 shares, respectively ]	8,240,438	11,214,519
Capital shares issued in reinvestment of dividends and distributions [ 353,425 and 9,741 shares, respectively ]	3,103,776	91,183
Capital shares repurchased [ (3,161,658) and (3,526,586) shares, respectively ]	(28,456,415)	(31,889,961)

Total Class K transactions	(17,112,201)	(20,584,259)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(20,807,511)	(25,768,146)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,556,103)	(11,425,317)
NET ASSETS:
Beginning of year	295,209,828	306,635,145

End of year (b)	$265,653,725	$295,209,828

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $6,096, $30,889 and $91,183 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(2,495,340) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.12	$8.72	$8.85	$9.22	$9.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.15	0.14	0.15	0.17
Net realized and unrealized gain (loss)	(0.33)	0.25	(0.08)	(0.51)	(0.10)

Total from investment operations	(0.15)	0.40	0.06	(0.36)	0.07

Less distributions:
Dividends from net investment income	(0.12)	— #	(0.17)	— #	(0.06)
Distributions from net realized gains	—	—	(0.02)	(0.01)	(0.12)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(0.12)	— #	(0.19)	(0.01)	(0.18)

Net asset value, end of year	$8.85	$9.12	$8.72	$8.85	$9.22

Total return	(1.60)%	4.63%	0.71%	(3.84)%	0.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,088	$13,053	$15,114	$15,670	$19,249
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.98%	1.00%	1.00%
Before waivers (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.97%	1.70%	1.51%	1.63%	1.84%
Before waivers (f)	1.92%	1.64%	1.49%	1.63%	1.84%
Portfolio turnover rate^	45%	44%	44%	71%	71%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.10	$8.70	$8.83	$9.20	$9.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.15	0.14	0.15	0.17
Net realized and unrealized gain (loss)	(0.33)	0.25	(0.08)	(0.51)	(0.10)

Total from investment operations	(0.15)	0.40	0.06	(0.36)	0.07

Less distributions:
Dividends from net investment income	(0.12)	— #	(0.17)	— #	(0.06)
Distributions from net realized gains	—	—	(0.02)	(0.01)	(0.12)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(0.12)	— #	(0.19)	(0.01)	(0.18)

Net asset value, end of year	$8.83	$9.10	$8.70	$8.83	$9.20

Total return	(1.60)%	4.64%	0.70%	(3.85)%	0.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$66,598	$71,850	$71,048	$76,454	$87,532
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.98%	1.00%	1.00%
Before waivers (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.97%	1.70%	1.51%	1.63%	1.84%
Before waivers (f)	1.92%	1.65%	1.49%	1.63%	1.84%
Portfolio turnover rate^	45%	44%	44%	71%	71%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.19	$8.77	$8.90	$9.24	$9.35

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.18	0.16	0.17	0.20
Net realized and unrealized gain (loss)	(0.34)	0.24	(0.07)	(0.50)	(0.10)

Total from investment operations	(0.14)	0.42	0.09	(0.33)	0.10

Less distributions:
Dividends from net investment income	(0.14)	— #	(0.20)	— #	(0.09)
Distributions from net realized gains	—	—	(0.02)	(0.01)	(0.12)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(0.14)	— #	(0.22)	(0.01)	(0.21)

Net asset value, end of year	$8.91	$9.19	$8.77	$8.90	$9.24

Total return	(1.40)%	4.83%	0.97%	(3.51)%	1.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$186,968	$210,307	$220,473	$231,834	$238,899
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.70%	0.73%	0.75%	0.75%
Before waivers (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.22%	1.95%	1.76%	1.87%	2.10%
Before waivers (f)	2.17%	1.90%	1.74%	1.87%	2.10%
Portfolio turnover rate^	45%	44%	44%	71%	71%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1091

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(9.26)%
Russell Midcap® Value Index	(10.52)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (9.26)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned (10.52)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials.	17.6%
Real Estate	13.4
Utilities	11.2
Information Technology	11.0
Industrials	9.5
Consumer Discretionary	8.9
Health Care	7.3
Materials	6.2
Energy	5.6
Consumer Staples	3.8
Communication Services	1.8
Repurchase Agreement	0.4
Cash and Other	3.3

100.0%

1092

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$907.40	$2.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.8%)
Entertainment (0.9%)
Live Nation Entertainment, Inc.*	15,298	$753,427

Media (0.9%)
Liberty Broadband Corp., Class C*	10,378	747,527

Total Communication Services		1,500,954

Consumer Discretionary (8.9%)
Auto Components (0.5%)
Aptiv plc	7,075	435,608

Distributors (1.0%)
LKQ Corp.*	36,226	859,643

Hotels, Restaurants & Leisure (2.7%)
Dunkin’ Brands Group, Inc.	8,948	573,746
Restaurant Brands International, Inc.	11,949	624,933
Royal Caribbean Cruises Ltd.	10,780	1,054,176

		2,252,855

Household Durables (0.3%)
Lennar Corp., Class A	6,462	252,987

Internet & Direct Marketing Retail (0.6%)
Expedia Group, Inc.	4,269	480,903

Multiline Retail (0.9%)
Dollar General Corp.	6,981	754,506

Specialty Retail (1.5%)
Advance Auto Parts, Inc.	4,961	781,159
Burlington Stores, Inc.*	2,874	467,514

		1,248,673

Textiles, Apparel & Luxury Goods (1.4%)
PVH Corp.	7,268	675,561
Tapestry, Inc.	16,294	549,922

		1,225,483

Total Consumer Discretionary		7,510,658

Consumer Staples (3.8%)
Beverages (1.0%)
Coca-Cola European Partners plc	19,024	872,250

Food Products (2.8%)
Bunge Ltd.	12,590	672,810
Conagra Brands, Inc.	16,195	345,925
McCormick & Co., Inc. (Non-Voting)	6,038	840,731
Nomad Foods Ltd.*	27,978	467,792

		2,327,258

Total Consumer Staples		3,199,508

Energy (5.6%)
Energy Equipment & Services (0.2%)
Apergy Corp.*	7,165	194,028

Oil, Gas & Consumable Fuels (5.4%)
Cheniere Energy, Inc.*	16,107	953,373
Concho Resources, Inc.*	8,223	845,242
Diamondback Energy, Inc.	6,757	626,374
Marathon Petroleum Corp.	13,017	768,133
Targa Resources Corp.	14,468	521,138
Williams Cos., Inc. (The)	22,975	506,599
WPX Energy, Inc.*	30,655	347,934

		4,568,793

Total Energy		4,762,821

Financials (17.6%)
Banks (7.5%)
Citizens Financial Group, Inc.	27,419	815,167
Comerica, Inc.	11,421	784,508
First Republic Bank	14,383	1,249,883
M&T Bank Corp.	9,498	1,359,449
Signature Bank	10,399	1,069,121
SunTrust Banks, Inc.	21,772	1,098,180

		6,376,308

Capital Markets (3.1%)
Cboe Global Markets, Inc.	5,263	514,879
E*TRADE Financial Corp.	14,860	652,057
Lazard Ltd., Class A	10,614	391,763
Northern Trust Corp.	12,537	1,047,968

		2,606,667

Insurance (6.4%)
Arch Capital Group Ltd.*	26,074	696,697
Everest Re Group Ltd.	2,257	491,484
Hanover Insurance Group, Inc. (The)	3,000	350,310
Hartford Financial Services Group, Inc. (The)	15,344	682,041
Lincoln National Corp.	14,222	729,731
Markel Corp.*	444	460,894
Reinsurance Group of America, Inc.	4,346	609,440
Torchmark Corp.	8,578	639,318
Willis Towers Watson plc	5,128	778,738

		5,438,653

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
Starwood Property Trust, Inc. (REIT)	24,112	475,247

Total Financials		14,896,875

Health Care (7.3%)
Biotechnology (0.8%)
Alexion Pharmaceuticals, Inc.*	3,769	366,950
BioMarin Pharmaceutical, Inc.*	4,212	358,652

		725,602

Health Care Equipment & Supplies (3.5%)
Cooper Cos., Inc. (The)	5,306	1,350,377
Teleflex, Inc.	2,125	549,270
Zimmer Biomet Holdings, Inc.	10,007	1,037,926

		2,937,573

Health Care Providers & Services (1.8%)
Acadia Healthcare Co., Inc.(x)*	13,316	342,354
Laboratory Corp. of America Holdings*	9,153	1,156,573

		1,498,927

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	15,520	$1,046,979

Total Health Care		6,209,081

Industrials (9.5%)
Aerospace & Defense (1.7%)
L3 Technologies, Inc.	8,206	1,425,054

Air Freight & Logistics (1.4%)
CH Robinson Worldwide, Inc.	8,461	711,485
XPO Logistics, Inc.*	8,114	462,823

		1,174,308

Airlines (1.0%)
JetBlue Airways Corp.*	53,822	864,381

Construction & Engineering (0.9%)
Jacobs Engineering Group, Inc.	12,845	750,919

Machinery (3.9%)
Flowserve Corp.	15,985	607,750
ITT, Inc.	24,790	1,196,613
Stanley Black & Decker, Inc.	12,754	1,527,164

		3,331,527

Road & Rail (0.6%)
Old Dominion Freight Line, Inc.	4,186	516,929

Total Industrials		8,063,118

Information Technology (11.0%)
Communications Equipment (2.0%)
Juniper Networks, Inc.	15,436	415,383
Motorola Solutions, Inc.	3,774	434,161
Viavi Solutions, Inc.*	86,322	867,536

		1,717,080

IT Services (3.9%)
Fidelity National Information Services, Inc.	20,882	2,141,450
GoDaddy, Inc., Class A*	7,894	518,005
Total System Services, Inc.	7,466	606,911

		3,266,366

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices, Inc.*	16,675	307,821
Analog Devices, Inc.	11,962	1,026,698
Marvell Technology Group Ltd.	68,567	1,110,100
NXP Semiconductors NV	5,841	428,028

		2,872,647

Software (1.7%)
Check Point Software Technologies Ltd.*	6,230	639,510
PTC, Inc.*	4,488	372,055
Red Hat, Inc.*	1,200	210,768
Symantec Corp.	12,845	242,706

		1,465,039

Total Information Technology		9,321,132

Materials (6.2%)
Chemicals (2.3%)
Celanese Corp.	11,474	1,032,316
WR Grace & Co.	13,940	904,845

		1,937,161

Construction Materials (1.4%)
Martin Marietta Materials, Inc.	6,786	1,166,310

Containers & Packaging (1.6%)
Ball Corp.	30,456	1,400,367

Metals & Mining (0.9%)
Freeport-McMoRan, Inc.	34,688	357,633
Newmont Mining Corp.	11,989	415,419

		773,052

Total Materials		5,276,890

Real Estate (13.4%)
Equity Real Estate Investment Trusts (REITs) (12.8%)
Alexandria Real Estate Equities, Inc. (REIT)	10,953	1,262,224
AvalonBay Communities, Inc. (REIT)	7,468	1,299,805
Boston Properties, Inc. (REIT)	10,314	1,160,841
Camden Property Trust (REIT)	11,100	977,355
Equity LifeStyle Properties, Inc. (REIT)	10,076	978,682
Essex Property Trust, Inc. (REIT)	3,447	845,239
HCP, Inc. (REIT)	20,228	564,968
Hudson Pacific Properties, Inc. (REIT)	15,473	449,645
Prologis, Inc. (REIT)	9,105	534,646
Ryman Hospitality Properties, Inc. (REIT)	6,148	410,010
SBA Communications Corp. (REIT)*	3,931	636,389
SITE Centers Corp. (REIT)	38,380	424,867
Ventas, Inc. (REIT)	21,309	1,248,494

		10,793,165

Real Estate Management & Development (0.6%)
Cushman & Wakefield plc*	37,177	537,951

Total Real Estate		11,331,116

Utilities (11.2%)
Electric Utilities (4.4%)
Evergy, Inc.	19,411	1,101,963
PG&E Corp.*	5,260	124,925
Pinnacle West Capital Corp.	11,671	994,369
Xcel Energy, Inc.	31,227	1,538,554

		3,759,811

Gas Utilities (0.7%)
Atmos Energy Corp.	6,562	608,429

Multi-Utilities (4.8%)
CMS Energy Corp.	27,612	1,370,936
Public Service Enterprise Group, Inc.	27,381	1,425,181
Sempra Energy	11,369	1,230,012

		4,026,129

Water Utilities (1.3%)
American Water Works Co., Inc.	11,737	1,065,367

Total Utilities		9,459,736

Total Common Stocks (96.3%) (Cost $89,204,902)		81,531,889

See Notes to Financial Statements.

1095

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (0.4%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $313,738, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $320,013. (xx)	$313,688	$313,688

Total Short-Term Investment (0.4%) (Cost $313,688)		313,688

Total Investments in Securities (96.7%) (Cost $89,518,590)		81,845,577
Other Assets Less Liabilities (3.3%)		2,766,603

Net Assets (100%)		$84,612,180

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $307,235. This was collateralized by cash of $313,688 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$1,500,954	$—	$—	$1,500,954
Consumer Discretionary	7,510,658	—	—	7,510,658
Consumer Staples	3,199,508	—	—	3,199,508
Energy	4,762,821	—	—	4,762,821
Financials	14,896,875	—	—	14,896,875
Health Care	6,209,081	—	—	6,209,081
Industrials	8,063,118	—	—	8,063,118
Information Technology	9,321,132	—	—	9,321,132
Materials	5,276,890	—	—	5,276,890
Real Estate	11,331,116	—	—	11,331,116
Utilities	9,459,736	—	—	9,459,736
Short-Term Investment
Repurchase Agreement	—	313,688	—	313,688

Total Assets	$81,531,889	$313,688	$—	$81,845,577

Total Liabilities	$—	$—	$—	$—

Total	$81,531,889	$313,688	$—	$81,845,577

See Notes to Financial Statements.

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EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,842,959
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,818,974

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$532,141
Aggregate gross unrealized depreciation	(8,225,480)

Net unrealized depreciation	$(7,693,339)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$89,538,916

See Notes to Financial Statements.

1097

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $89,204,902)	$81,531,889
Repurchase Agreements (Cost $313,688)	313,688
Cash	2,972,714
Dividends, interest and other receivables	164,638
Receivable for securities sold	96,778
Receivable for Portfolio shares sold	59,191
Deferred offering cost	14,913
Securities lending income receivable	262
Other assets	113

Total assets	85,154,186

LIABILITIES
Payable for return of collateral on securities loaned	313,688
Due to Custodian	96,778
Investment management fees payable	25,510
Payable for Portfolio shares redeemed	24,433
Distribution fees payable – Class IB	18,544
Administrative fees payable	7,133
Accrued expenses	55,920

Total liabilities	542,006

NET ASSETS	$84,612,180

Net assets were comprised of:
Paid in capital	$93,408,474
Total distributable earnings (loss)	(8,796,294)

Net assets	$84,612,180

Class IB
Net asset value, offering and redemption price per share, $84,612,180 / 5,601,579 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.11

(x)	Includes value of securities on loan of $307,235.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $1,023 foreign withholding tax)	$366,647
Interest	3,418
Securities lending (net)	388

Total income	370,453

EXPENSES
Investment management fees	134,954
Distribution fees – Class IB	43,816
Professional fees	36,773
Administrative fees	16,746
Printing and mailing expenses	11,758
Custodian fees	10,000
Offering costs	3,601
Trustees’ fees	431
Miscellaneous	1,089

Gross expenses	259,168
Less: Waiver from investment manager	(68,330)

Net expenses	190,838

NET INVESTMENT INCOME (LOSS)	179,615

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(1,147,995)
Net change in unrealized appreciation (depreciation) on investments in securities	(7,673,013)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,821,008)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,641,393)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

1098

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EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$179,615
Net realized gain (loss)	(1,147,995)
Net change in unrealized appreciation (depreciation)	(7,673,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,641,393)

Distributions to shareholders:
Class IB	(202,318)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 184,100 shares]	2,975,179
Capital shares sold in-kind (Note 8) [ 5,531,990 shares]	92,328,912
Capital shares issued in reinvestment of dividends [ 12,700 shares]	202,318
Capital shares repurchased [ (127,211) shares]	(2,050,518)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	93,455,891

TOTAL INCREASE (DECREASE) IN NET ASSETS	84,612,180
NET ASSETS:
Beginning of period	—

End of period	$84,612,180

* Commencement of Operations.

See Notes to Financial Statements.

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EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$16.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03
Net realized and unrealized gain (loss)	(1.57)

Total from investment operations	(1.54)

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$15.11

Total return (b)	(9.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$84,612
Ratio of expenses to average net assets:
After waivers (a)(f)	1.09	%(j)
Before waivers (a)(f)	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.03	%(l)
Before waivers (a)(f)	0.81	%(l)
Portfolio turnover rate^	16	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.09% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1100

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.81%	0.73%	1.10%
Portfolio – Class IB Shares	0.82	0.73	1.03
Portfolio – Class K Shares*	1.16	0.98	0.76
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.82% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 1.43% over the same period.

Portfolio Highlights

The Federal Reserve hiked rates to 1.75% in March, also marking Jerome ‘Jay’ Powell’s first Federal Open Market Committee (FOMC) meeting as chairperson. Over first quarter, the political front remained a major source of uncertainty with a news churn of headline grabbing mainly the conversion of protectionist rhetoric. Additionally, the Trump administration announced steel and aluminium tariffs, targeting overcapacity in the global market; following this they singled out China and initiated a ‘Section 301’ investigation. There were tensions over ongoing trade negotiations, a brief government shutdown and a considerable amount of personnel turnover in the administration. U.S. Treasuries saw higher yields across the curve.

Over second quarter, the U.S. economy continued to display resilience with measures such as retail sales and the manufacturing and services purchasing managers’ indices (PMIs) continued to show strength. Geopolitics remained prevalent over domestic issues as China and the US traded tariff announcements; with both appearing to suffer pain to maintain their position – as the two largest economies. Adding to the turbulence during the quarter, President Trump pulled the U.S. out of the Iran nuclear deal, against the wishes of all other signatories. Whereas tensions relating to North Korea subsided by the end of June with an agreement for continued cooperation between President Donald Trump and North Korean leader Kim Jong Un.

The trade concerns continued in third quarter, which prevented Treasury yields from pushing meaningfully higher for the first half of July as the U.S. approached its tariff enactment on $34 billion of Chinese goods. Nonetheless, the Federal Reserve’s June meeting showed continued commitment to the gradual removal of monetary accommodation moving forward as the economy remained ‘very strong.’ August’s non-farm payrolls release came in stronger than expected. Conversely, inflation data underwhelmed for the month. Optimism surrounding trade negotiations and a stronger-than-expected jobs data release once again reversed the rally in the rates over August as the U.S. 10-year yield pushed higher. In line with expectations, the Federal Open Market Committee voted unanimously to increase the target fed funds rate to 2.00% - 2.25% at its September meeting.

Fourth quarter started on a positive note as the U.S., Mexico and Canada announced a revised North American Free Trade Agreement (NAFTA), named the US-Mexico-Canada Agreement (USMCA) in October. However, rates sold off in the start of the quarter despite a weaker-than-expected headline non-farm payroll release as investors focused on the lower-than-expected unemployment rate. The trade tension with China eased as President Trump and Chinese President Xi Jinping’s agreed on a 90-day new tariffs ceasefire. The year ended with a sustained rally in U.S. rates as investors looked for safe haven driven by a partial U.S. government shutdown and continued slide in oil prices.

Federal Reserve Rate Hikes, Fiscal Policy expectation and asset selection were the primary drivers of Portfolio performance during the reporting period. The Portfolio’s performance delivered within the tracking error expectation. Over the course of 2018 the U.S. treasury curve flattened (long term yields fell more than short term yields) as the Federal Reserve raised rates four times over the course of the year. The Portfolio’s performance benefited from the drop in U.S. treasury yields at the end of the year but the deterioration in credit spreads negatively impacted the Portfolio’s performance.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

1101

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	3.43
Weighted Average Coupon (%)	2.12
Weighted Average Modified Duration (Years)*	3.15
Weighted Average Rating**	AA1

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Government Agency Securities	48.0%
U.S. Treasury Obligations	39.0
Exchange Traded Funds	10.0
Repurchase Agreements	2.9
Foreign Government Securities	1.8
Financials	0.4
Energy	0.0 #
Cash and Other	(2.1)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$1,016.10	$3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.83	3.41
Class IB
Actual	1,000.00	1,016.20	3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.83	3.41
Class K
Actual	1,000.00	1,017.60	2.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.09	2.14

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.67%, 0.67% and 0.42%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1102

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EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.4%)
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Petroleos Mexicanos 2.378%, 4/15/25	$3,058,250	$3,006,565
2.460%, 12/15/25	3,500,000	3,239,355

Total Energy		6,245,920

Financials (0.4%)
Diversified Financial Services (0.4%)
Private Export Funding Corp.
Series II 2.050%, 11/15/22	10,325,000	10,080,204
Series KK 3.550%, 1/15/24	5,979,000	6,212,351
Series LL 2.250%, 3/15/20	10,000,000	9,954,873
Series MM 2.300%, 9/15/20	2,500,000	2,485,617
Series NN 3.250%, 6/15/25	2,500,000	2,550,401

Total Financials		31,283,446

Total Corporate Bonds		37,529,366

Foreign Government Securities (1.8%)
Iraq Government AID Bond 2.149%, 1/18/22	19,135,000	18,814,919
Kingdom of Jordan 2.578%, 6/30/22	20,000,000	19,852,000
3.000%, 6/30/25	6,301,000	6,299,740
State of Israel 5.500%, 9/18/23	20,000,000	22,456,038
5.500%, 4/26/24	27,579,000	31,385,906
Ukraine Government AID Bonds 1.847%, 5/29/20	22,531,000	22,256,122
1.471%, 9/29/21	25,000,000	24,172,500

Total Foreign Government Securities		145,237,225

U.S. Government Agency Securities (48.0%)
FFCB 1.950%, 1/10/20	35,000,000	34,673,212
1.400%, 2/24/20	10,000,000	9,880,822
1.400%, 4/13/20	2,500,000	2,458,143
2.375%, 4/13/20	5,000,000	4,995,135
1.550%, 5/8/20	12,000,000	11,833,214
2.550%, 5/15/20	5,000,000	5,005,198
1.680%, 10/13/20	20,000,000	19,717,018
1.750%, 10/26/20	10,000,000	9,867,789
1.900%, 11/27/20	10,000,000	9,886,116
2.350%, 2/12/21	10,000,000	9,962,325
1.620%, 4/20/21	10,000,000	9,730,281
1.550%, 5/17/21	10,000,000	9,697,597
2.875%, 5/26/21	10,000,000	10,061,502
1.620%, 6/14/21	5,000,000	4,865,108
1.500%, 7/6/21	5,000,000	4,837,101
2.700%, 8/27/21	15,000,000	15,068,402
1.950%, 11/2/21	15,000,000	14,747,936
3.050%, 11/15/21	35,000,000	35,475,479
1.680%, 1/5/22	5,000,000	4,837,339
1.980%, 6/13/23	10,000,000	9,657,985
2.875%, 7/17/23	20,000,000	20,203,022
FHLB 2.125%, 2/11/20	78,150,000	77,732,148
2.150%, 2/14/20	30,000,000	29,858,856
1.875%, 3/13/20	45,000,000	44,657,730
4.125%, 3/13/20	19,650,000	20,010,234
2.375%, 3/30/20	50,000,000	49,865,805
1.700%, 5/15/20	35,000,000	34,485,223
2.625%, 5/28/20	62,000,000	62,058,857
3.000%, 5/28/20	10,000,000	10,007,291
1.750%, 7/13/20	25,000,000	24,722,482
1.830%, 7/29/20	20,000,000	19,804,322
1.800%, 8/28/20	20,000,000	19,774,346
2.875%, 9/11/20	50,000,000	50,233,565
1.375%, 9/28/20	90,000,000	88,185,087
2.625%, 10/1/20	70,000,000	70,023,317
3.050%, 11/2/20	5,000,000	5,006,249
1.950%, 11/5/20	25,000,000	24,625,305
3.125%, 12/11/20	15,000,000	15,143,117
5.250%, 12/11/20	9,815,000	10,303,772
2.300%, 1/26/21	25,000,000	24,831,745
2.200%, 1/29/21	35,000,000	34,706,329
2.250%, 1/29/21	75,000,000	74,323,045
1.870%, 2/10/21	20,000,000	19,738,028
1.375%, 2/18/21	40,000,000	39,087,780
1.750%, 3/12/21	20,000,000	19,641,932
5.625%, 6/11/21	1,850,000	1,985,782
1.125%, 7/14/21	77,500,000	74,928,077
2.950%, 9/17/21	20,000,000	20,000,958
3.000%, 10/12/21 (x)	50,000,000	50,629,070
1.875%, 11/29/21	88,500,000	86,983,464
2.625%, 12/10/21	9,825,000	9,841,239
2.250%, 3/11/22	5,000,000	4,952,240
2.300%, 7/19/22	5,000,000	4,932,515
2.160%, 8/17/22	25,000,000	24,599,250
3.125%, 9/9/22 (x)	50,000,000	50,899,080
2.150%, 9/26/22	30,000,000	29,130,102
2.260%, 10/4/22	30,000,000	29,560,536
2.500%, 12/9/22	20,000,000	19,883,702
2.510%, 12/29/22	25,000,000	24,676,887
3.250%, 6/9/23	10,000,000	10,256,229
3.375%, 9/8/23	50,000,000	51,600,560
3.420%, 9/28/23	25,000,000	25,039,992
2.875%, 6/14/24	13,085,000	13,168,454
2.875%, 9/13/24	36,180,000	36,506,705
2.750%, 12/13/24	10,000,000	10,007,985
3.125%, 6/13/25	10,000,000	10,202,577
3.250%, 6/9/28 (x)	20,000,000	20,195,482
3.250%, 11/16/28	46,335,000	47,147,364
FHLMC 1.500%, 1/17/20	100,000,000	98,862,610
1.800%, 4/13/20	10,000,000	9,913,765
1.375%, 4/20/20 (x)	50,000,000	49,251,530
2.500%, 4/23/20	53,000,000	52,914,474
1.375%, 5/1/20 (x)	87,500,000	86,144,161
1.850%, 7/13/20	35,000,000	34,575,303
2.850%, 9/28/20	30,000,000	29,996,778
1.625%, 9/29/20 (x)	32,610,000	32,073,109
1.700%, 9/29/20	10,000,000	9,814,646
1.875%, 11/17/20 (x)	10,000,000	9,869,398
1.330%, 12/30/20	5,000,000	4,881,969

See Notes to Financial Statements.

1103

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.020%, 1/25/21	$30,000,000	$30,007,881
2.375%, 2/16/21	60,000,000	59,746,212
1.125%, 8/12/21 (x)	40,000,000	38,626,400
1.930%, 8/27/21	10,000,000	9,809,189
2.900%, 8/27/21	6,000,000	5,998,353
2.375%, 1/13/22	90,000,000	89,618,688
2.550%, 1/30/23	20,000,000	19,739,956
2.753%, 1/30/23	25,000,000	24,864,885
3.200%, 5/15/23	15,000,000	15,000,576
2.750%, 6/19/23 (x)	70,000,000	70,352,758
3.350%, 7/26/23	15,000,000	15,006,284
FNMA 1.625%, 1/21/20	50,000,000	49,489,935
1.650%, 1/27/20	10,000,000	9,909,239
1.700%, 1/27/20	10,000,000	9,914,975
1.500%, 2/28/20	66,670,000	65,862,780
1.300%, 3/30/20	10,000,000	9,863,855
1.500%, 6/22/20	60,000,000	59,077,470
1.500%, 7/30/20 (x)	5,000,000	4,918,176
1.440%, 9/30/20	10,000,000	9,832,471
1.900%, 10/27/20	10,000,000	9,845,081
2.875%, 10/30/20 (x)	100,000,000	100,543,730
1.400%, 11/10/20	10,000,000	9,750,689
1.500%, 11/30/20	50,000,000	48,986,085
1.875%, 12/28/20	64,703,000	63,972,827
1.375%, 2/26/21 (x)	50,000,000	48,776,285
2.500%, 4/13/21 (x)	50,000,000	49,967,540
1.250%, 5/6/21 (x)	30,000,000	29,108,088
2.750%, 6/22/21	47,000,000	47,229,854
1.250%, 8/17/21	60,000,000	58,115,922
1.375%, 10/7/21	50,000,000	48,463,220
2.000%, 1/5/22	45,000,000	44,320,945
1.875%, 4/5/22	55,000,000	53,885,023
2.000%, 10/5/22 (x)	25,000,000	24,456,747
2.375%, 1/19/23 (x)	50,000,000	49,556,520
2.875%, 9/12/23 (x)	20,000,000	20,228,316
2.625%, 9/6/24 (x)	85,000,000	84,787,075
2.125%, 4/24/26 (x)	99,485,000	95,118,136
1.875%, 9/24/26 (x)	70,000,000	64,967,749
NCUA Guaranteed Notes 3.450%, 6/12/21	280,000	284,732
Tennessee Valley Authority 2.250%, 3/15/20	50,000,000	49,821,425
3.875%, 2/15/21	10,345,000	10,612,627
1.875%, 8/15/22 (x)	12,000,000	11,715,305
2.875%, 9/15/24	20,000,000	20,128,156
6.750%, 11/1/25	15,779,000	19,390,258
2.875%, 2/1/27	38,000,000	37,726,233

Total U.S. Government Agency Securities		3,901,111,933

U.S. Treasury Obligations (39.0%)
U.S. Treasury Bonds 7.875%, 2/15/21 (x)	2,800,000	3,107,891
8.125%, 5/15/21	3,250,000	3,665,391
8.000%, 11/15/21	2,800,000	3,223,828
7.125%, 2/15/23	2,000,000	2,357,734
6.250%, 8/15/23	1,000,000	1,161,445
U.S. Treasury Notes 1.375%, 1/15/20	42,000,000	41,468,162
1.250%, 1/31/20	32,500,000	32,026,888
1.375%, 1/31/20	2,000,000	1,973,685
2.000%, 1/31/20	35,000,000	34,767,806
1.375%, 2/15/20	25,000,000	24,654,623
3.625%, 2/15/20	10,000,000	10,107,812
1.375%, 2/29/20	2,500,000	2,465,202
1.125%, 3/31/20	25,000,000	24,563,965
1.375%, 3/31/20	25,000,000	24,632,162
1.125%, 4/30/20	15,000,000	14,716,505
1.375%, 5/31/20	10,000,000	9,837,370
2.500%, 5/31/20	10,000,000	9,990,365
1.625%, 6/30/20	8,000,000	7,891,771
2.500%, 6/30/20	28,000,000	27,977,214
1.500%, 7/15/20	8,000,000	7,874,375
1.625%, 7/31/20	16,000,000	15,772,499
2.625%, 8/15/20	10,000,000	10,013,216
1.375%, 8/31/20	13,000,000	12,755,150
1.375%, 9/30/20	10,000,000	9,803,060
1.750%, 10/31/20	12,500,000	12,328,532
2.875%, 10/31/20	10,000,000	10,062,565
1.625%, 11/30/20	10,000,000	9,835,026
2.000%, 11/30/20	5,000,000	4,953,646
1.750%, 12/31/20	15,000,000	14,788,378
2.375%, 12/31/20	50,000,000	49,891,275
2.000%, 1/15/21	5,000,000	4,950,130
1.375%, 1/31/21	10,000,000	9,771,875
2.250%, 2/15/21	4,000,000	3,978,594
3.625%, 2/15/21	20,000,000	20,462,760
1.125%, 2/28/21	35,000,000	33,994,660
1.250%, 3/31/21	25,000,000	24,340,170
2.250%, 3/31/21	5,000,000	4,973,958
1.375%, 4/30/21	40,000,000	39,012,500
2.250%, 4/30/21	30,000,000	29,858,985
3.125%, 5/15/21	10,000,000	10,149,349
1.375%, 5/31/21	33,000,000	32,154,804
2.000%, 5/31/21	15,000,000	14,833,398
1.125%, 6/30/21	30,000,000	29,033,985
1.125%, 7/31/21	15,000,000	14,493,164
2.250%, 7/31/21	15,000,000	14,916,991
1.125%, 8/31/21	50,000,000	48,259,765
2.000%, 8/31/21	20,000,000	19,751,562
1.125%, 9/30/21	60,000,000	57,867,186
2.125%, 9/30/21	25,000,000	24,760,742
1.250%, 10/31/21	25,000,000	24,165,040
2.000%, 11/15/21	35,000,000	34,547,461
1.750%, 11/30/21	40,000,000	39,194,272
1.875%, 11/30/21	42,500,000	41,802,180
2.000%, 12/31/21	45,000,000	44,384,764
2.125%, 12/31/21	40,000,000	39,605,208
1.500%, 1/31/22	50,000,000	48,571,615
1.875%, 1/31/22	35,000,000	34,375,652
1.750%, 2/28/22	25,000,000	24,455,077
1.875%, 2/28/22	30,000,000	29,453,907
1.750%, 3/31/22	20,000,000	19,551,302
1.875%, 3/31/22	40,000,000	39,246,876
1.750%, 4/30/22	35,000,000	34,188,346
1.875%, 4/30/22	25,000,000	24,519,858
1.750%, 5/15/22	46,000,000	44,917,082
1.750%, 5/31/22	25,000,000	24,405,925
1.875%, 5/31/22	25,000,000	24,506,510
1.750%, 6/30/22	35,000,000	34,150,522
2.125%, 6/30/22	12,000,000	11,857,344

See Notes to Financial Statements.

1104

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
1.875%, 7/31/22	$25,000,000	$24,481,445
1.625%, 8/15/22	40,000,000	38,808,332
1.625%, 8/31/22	40,000,000	38,798,436
1.750%, 9/30/22	37,500,000	36,507,814
1.875%, 10/31/22	13,000,000	12,708,008
2.000%, 10/31/22	15,000,000	14,733,789
1.625%, 11/15/22	19,500,000	18,879,200
2.000%, 11/30/22	10,000,000	9,819,010
2.125%, 12/31/22	15,000,000	14,789,453
1.750%, 1/31/23	35,000,000	33,988,283
2.375%, 1/31/23	45,000,000	44,795,506
2.000%, 2/15/23	20,000,000	19,610,938
1.500%, 2/28/23	53,000,000	50,918,648
1.500%, 3/31/23	52,000,000	49,923,385
2.500%, 3/31/23	9,000,000	9,001,406
1.625%, 4/30/23	6,000,000	5,786,015
1.750%, 5/15/23	45,000,000	43,608,983
1.625%, 5/31/23	40,000,000	38,536,980
1.375%, 6/30/23	45,000,000	42,847,268
1.250%, 7/31/23	44,000,000	41,616,665
2.500%, 8/15/23	45,000,000	44,988,282
1.375%, 8/31/23	35,000,000	33,270,506
2.750%, 8/31/23	45,000,000	45,507,420
1.375%, 9/30/23	42,000,000	39,873,750
1.625%, 10/31/23	40,000,000	38,391,144
2.750%, 11/15/23	11,500,000	11,626,679
2.125%, 11/30/23	28,000,000	27,495,782
2.250%, 12/31/23	52,000,000	51,346,615
2.250%, 1/31/24	20,000,000	19,741,928
2.750%, 2/15/24	30,000,000	30,322,266
2.125%, 2/29/24	25,000,000	24,522,460
2.125%, 3/31/24	53,000,000	51,956,563
2.000%, 4/30/24	18,000,000	17,526,328
2.500%, 5/15/24	47,500,000	47,415,887
2.125%, 7/31/24	35,000,000	34,239,842
2.375%, 8/15/24	20,000,000	19,819,532
1.875%, 8/31/24	30,000,000	28,959,765
2.125%, 9/30/24	13,000,000	12,704,622
2.250%, 10/31/24	17,000,000	16,717,996
2.250%, 11/15/24	15,000,000	14,744,140
2.250%, 12/31/24	22,000,000	21,615,572
2.000%, 2/15/25	20,000,000	19,347,396
2.125%, 5/15/25	30,000,000	29,194,140
2.875%, 7/31/25	18,000,000	18,316,406
2.000%, 8/15/25	28,000,000	26,996,301
2.750%, 8/31/25	15,000,000	15,147,852
1.625%, 2/15/26	35,000,000	32,764,193
1.625%, 5/15/26	35,000,000	32,682,619
1.500%, 8/15/26	33,500,000	30,903,315
2.000%, 11/15/26	32,500,000	31,023,112
2.250%, 2/15/27	21,000,000	20,393,789
2.250%, 8/15/27	18,000,000	17,420,391
2.250%, 11/15/27	46,500,000	44,917,912
2.750%, 2/15/28	20,100,000	20,204,164
2.875%, 5/15/28	16,000,000	16,245,208
2.875%, 8/15/28	41,000,000	41,631,548
3.125%, 11/15/28	50,000,000	51,865,885

Total U.S. Treasury Obligations		3,166,131,934

Total Long-Term Debt Securities (89.2%) (Cost $7,311,388,060)		7,250,010,458

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (10.0%)
iShares 1-3 Year Treasury Bond ETF	1,388,450	$116,102,189
iShares 3-7 Year Treasury Bond ETF	6,067	736,534
iShares 7-10 Year Treasury Bond ETF (x)	1,083,450	112,895,490
Schwab Intermediate-Term U.S. Treasury ETF	950,000	50,302,500
Schwab Short-Term U.S. Treasury ETF (x)	950,000	47,414,500
Vanguard Intermediate-Term Treasury ETF	3,900,000	247,533,000
Vanguard Short-Term Treasury ETF	3,900,000	234,468,000

Total Exchange Traded Funds (10.0%) (Cost $796,745,421)		809,452,213

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.9%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $47,604,609, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $50,162,926. (xx)	$47,580,000	47,580,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $4,978,793, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $5,077,563. (xx)	4,977,999	4,977,999
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $51,025,684, collateralized by various Common Stocks; total market value $56,779,417. (xx)	51,000,000	51,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $5,002,343, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $5,100,000. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

1105

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $90,012,650, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $98,592,829. (xx)	$90,000,000	$90,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $6,002,987, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $6,572,855. (xx)	6,000,000	6,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $35,017,422, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $38,341,656. (xx)	35,000,000	35,000,000

Total Repurchase Agreements		239,557,999

Total Short-Term Investments (2.9%) (Cost $239,557,999)		239,557,999

Total Investments in Securities (102.1%) (Cost $8,347,691,480)		8,299,020,670
Other Assets Less Liabilities (-2.1%)		(170,633,471)

Net Assets (100%)		$8,128,387,199

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $302,601,562. This was collateralized by $69,683,041 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.625%, maturing 11/7/19 - 11/15/48 and by cash of $239,557,999 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
NCUA	— National Credit Union Administration

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Energy	$—	$6,245,920	$—	$6,245,920
Financials	—	31,283,446	—	31,283,446
Exchange Traded Funds	809,452,213	—	—	809,452,213
Foreign Government Securities	—	145,237,225	—	145,237,225
Short-Term Investments
Repurchase Agreements	—	239,557,999	—	239,557,999
U.S. Government Agency Securities	—	3,901,111,933	—	3,901,111,933
U.S. Treasury Obligations	—	3,166,131,934	—	3,166,131,934

Total Assets	$809,452,213	$7,489,568,457	$—	$8,299,020,670

Total Liabilities	$—	$—	$—	$—

Total	$809,452,213	$7,489,568,457	$—	$8,299,020,670

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,384,470,087
Long-term U.S. government debt securities	3,195,199,160

$5,579,669,247

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,356,061,599
Long-term U.S. government debt securities	3,168,196,408

$5,524,258,007

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,461,850
Aggregate gross unrealized depreciation	(82,865,517)

Net unrealized depreciation	$(49,403,667)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,348,424,337

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $8,108,133,481)	$8,059,462,671
Repurchase Agreements (Cost $239,557,999)	239,557,999
Cash	57,992,631
Dividends, interest and other receivables	37,901,279
Receivable for Portfolio shares sold	6,085,770
Securities lending income receivable	173,168
Other assets	34,456

Total assets	8,401,207,974

LIABILITIES
Payable for return of collateral on securities loaned	239,557,999
Payable for securities purchased	26,912,793
Payable for Portfolio shares redeemed	3,266,538
Investment management fees payable	2,079,454
Administrative fees payable	652,903
Distribution fees payable – Class IB	69,867
Distribution fees payable – Class IA	19,586
Trustees’ fees payable	581
Accrued expenses	261,054

Total liabilities	272,820,775

NET ASSETS	$8,128,387,199

Net assets were comprised of:
Paid in capital	$8,220,438,776
Total distributable earnings (loss)	(92,051,577)

Net assets	$8,128,387,199

Class IA
Net asset value, offering and redemption price per share, $92,531,701 / 9,136,584 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.13

Class IB
Net asset value, offering and redemption price per share, $330,468,696 / 32,827,157 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.07

Class K
Net asset value, offering and redemption price per share, $7,705,386,802 / 760,884,675 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.13

(x)	Includes value of securities on loan of $302,601,562.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$139,525,750
Dividends	15,910,041
Securities lending (net)	1,303,007

Total income	156,738,798

EXPENSES
Investment management fees	24,633,346
Administrative fees	7,817,524
Distribution fees – Class IB	855,475
Printing and mailing expenses	602,677
Distribution fees – Class IA	239,086
Trustees’ fees	197,095
Professional fees	167,540
Custodian fees	155,000
Miscellaneous	192,185

Total expenses	34,859,928

NET INVESTMENT INCOME (LOSS)	121,878,870

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(41,384,610)
Net change in unrealized appreciation (depreciation) on investments in securities	3,409,006

NET REALIZED AND UNREALIZED GAIN (LOSS)	(37,975,604)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$83,903,266

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$121,878,870	$87,820,734
Net realized gain (loss)	(41,384,610)	2,455,118
Net change in unrealized appreciation (depreciation)	3,409,006	(43,158,297)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	83,903,266	47,117,555

Distributions to shareholders: (a)
Class IA	(1,189,393)	(1,276,355)
Class IB	(4,259,918)	(3,307,456)
Class K	(116,053,416)	(87,830,081)

Total distributions to shareholders	(121,502,727)	(92,413,892)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 876,644 and 1,740,802 shares, respectively ]	8,855,088	17,908,662
Capital shares issued in reinvestment of dividends and distributions [ 118,493 and 125,172 shares, respectively ]	1,189,393	1,276,355
Capital shares repurchased [ (5,288,267) and (2,830,187) shares, respectively ]	(53,613,960)	(29,072,578)

Total Class IA transactions	(43,569,479)	(9,887,561)

Class IB
Capital shares sold [ 3,576,720 and 3,524,401 shares, respectively ]	35,872,400	36,048,222
Capital shares issued in reinvestment of dividends and distributions [ 426,949 and 326,289 shares, respectively ]	4,259,918	3,307,456
Capital shares repurchased [ (6,855,040) and (6,281,280) shares, respectively ]	(68,756,965)	(64,261,362)

Total Class IB transactions	(28,624,647)	(24,905,684)

Class K
Capital shares sold [ 142,774,367 and 75,662,454 shares, respectively ]	1,442,707,882	779,502,901
Capital shares issued in reinvestment of dividends and distributions [ 11,564,014 and 8,615,836 shares, respectively ]	116,053,416	87,830,081
Capital shares repurchased [ (138,767,480) and (80,681,782) shares, respectively ]	(1,401,563,267)	(830,852,466)

Total Class K transactions	157,198,031	36,480,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	85,003,905	1,687,271

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,404,444	(43,609,066)
NET ASSETS:
Beginning of year	8,080,982,755	8,124,591,821

End of year (b)	$8,128,387,199	$8,080,982,755

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,196,427, $3,100,090 and $83,537,441 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $79,928, $207,366 and $4,292,640 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.18	$10.23	$10.28	$10.31	$10.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.09	0.07	0.06	0.04
Net realized and unrealized gain (loss)	(0.05)	(0.04)	(0.03)	(0.02)	0.12

Total from investment operations	0.08	0.05	0.04	0.04	0.16

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.07)	(0.06)	(0.04)
Distributions from net realized gains	—	(0.01)	(0.02)	(0.01)	(0.01)

Total dividends and distributions	(0.13)	(0.10)	(0.09)	(0.07)	(0.05)

Net asset value, end of year	$10.13	$10.18	$10.23	$10.28	$10.31

Total return	0.81%	0.42%	0.39%	0.43%	1.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$92,532	$136,657	$147,299	$148,253	$157,069
Ratio of expenses to average net assets (f)	0.67%	0.69%	0.70%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.27%	0.85%	0.68%	0.59%	0.42%
Portfolio turnover rate^	70%	44%	54%	39%	31%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.12	$10.17	$10.22	$10.25	$10.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.09	0.07	0.06	0.04
Net realized and unrealized gain (loss)	(0.05)	(0.04)	(0.03)	(0.02)	0.12

Total from investment operations	0.08	0.05	0.04	0.04	0.16

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.07)	(0.06)	(0.04)
Distributions from net realized gains	—	(0.01)	(0.02)	(0.01)	(0.01)

Total dividends and distributions	(0.13)	(0.10)	(0.09)	(0.07)	(0.05)

Net asset value, end of year	$10.07	$10.12	$10.17	$10.22	$10.25

Total return	0.82%	0.42%	0.39%	0.43%	1.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$330,469	$360,908	$387,701	$399,876	$426,394
Ratio of expenses to average net assets (f)	0.67%	0.69%	0.70%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.27%	0.85%	0.68%	0.59%	0.42%
Portfolio turnover rate^	70%	44%	54%	39%	31%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.17	$10.23	$10.28	$10.31	$10.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.11	0.10	0.09	0.07
Net realized and unrealized gain (loss)	(0.03)	(0.05)	(0.03)	(0.02)	0.12

Total from investment operations	0.12	0.06	0.07	0.07	0.19

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.10)	(0.09)	(0.07)
Distributions from net realized gains	—	(0.01)	(0.02)	(0.01)	(0.01)

Total dividends and distributions	(0.16)	(0.12)	(0.12)	(0.10)	(0.08)

Net asset value, end of year	$10.13	$10.17	$10.23	$10.28	$10.31

Total return	1.16%	0.57%	0.65%	0.69%	1.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,705,387	$7,583,418	$7,589,592	$7,312,497	$7,428,374
Ratio of expenses to average net assets (f)	0.42%	0.44%	0.45%	0.45%	0.46%
Ratio of net investment income (loss) to average net assets (f)	1.53%	1.10%	0.93%	0.84%	0.67%
Portfolio turnover rate^	70%	44%	54%	39%	31%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(15.12)%	(0.53)%	5.00%
Portfolio – Class IB Shares	(15.25)	(0.54)	4.92
Portfolio – Class K Shares*	(14.98)	(0.29)	4.45
International Proxy Index	(14.62)	0.17	5.59
MSCI EAFE® Index	(13.79)	0.53	6.32

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (15.25)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned (14.62)% and (13.79)%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year were utilities, real estate, energy, health care and communication services.

•	The top five stocks that provided the most positive impact to performance for the year were AstraZeneca, GlaxoSmithKline, CSL Ltd., Sky plc and BHP Group Ltd.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were financials, industrials, consumer staples, consumer discretionary and materials.

•	The five worst performing stocks for the year were BNP Paribas SA, Bayer AG, British American Tobacco plc, BASF SE and Daimler AG.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$266,462,224	17.7%
Industrials	201,017,134	13.4
Consumer Discretionary	175,688,649	11.7
Consumer Staples	167,267,749	11.1
Materials	145,290,381	9.7
Health Care	136,945,123	9.1
Energy	118,044,023	7.8
Information Technology	100,753,900	6.7
Communication Services	90,227,730	6.0
Utilities	50,573,172	3.4
Real Estate	31,091,583	2.1
Repurchase Agreements	18,573,485	1.2
Closed End Fund	1,436,284	0.1
Cash and Other	686,272	0.0 #

		100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$868.60	$3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.00	4.25
Class IB
Actual	1,000.00	868.50	3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.00	4.25
Class K
Actual	1,000.00	869.20	2.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.26	2.98

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.83%, 0.83% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (10.8%)
Abacus Property Group (REIT)	46,482	$107,056
Adelaide Brighton Ltd.	56,423	169,682
Afterpay Touch Group Ltd. (x)*	23,771	208,365
AGL Energy Ltd.	93,163	1,348,044
ALS Ltd.	69,592	332,303
Altium Ltd.	16,608	253,198
Alumina Ltd.	329,941	529,685
Amcor Ltd.	163,983	1,530,351
AMP Ltd.	414,473	715,434
Ansell Ltd. (x)	18,958	294,281
APA Group	167,062	1,000,142
Appen Ltd.	12,599	114,233
ARB Corp. Ltd.	9,969	104,976
Ardent Leisure Group Ltd.	55,271	57,617
Aristocrat Leisure Ltd.	90,211	1,377,754
ASX Ltd.	27,409	1,158,288
Atlas Arteria Ltd.	93,409	411,838
Aurizon Holdings Ltd.	281,785	849,427
Ausdrill Ltd.	73,616	61,320
AusNet Services	240,425	263,471
Australia & New Zealand Banking Group Ltd.	409,809	7,061,483
Australian Pharmaceutical Industries Ltd.	53,529	52,064
Automotive Holdings Group Ltd. (x)	32,566	35,780
Aveo Group (x)	57,301	64,573
Bank of Queensland Ltd.	56,391	383,814
Bapcor Ltd.	38,058	157,871
Beach Energy Ltd. (x)	242,716	229,181
Bega Cheese Ltd. (x)	29,888	103,882
Bellamy’s Australia Ltd. (x)*	12,402	63,846
Bendigo & Adelaide Bank Ltd.	68,264	519,212
BHP Group Ltd. (x)	423,741	10,223,382
BHP Group plc	347,477	7,264,390
Bingo Industries Ltd. (m)(x)	60,474	78,669
Blackmores Ltd. (x)	1,798	154,489
BlueScope Steel Ltd.	77,902	601,293
Boral Ltd.	165,988	577,510
Brambles Ltd.	224,874	1,607,581
Bravura Solutions Ltd.	30,018	78,327
Breville Group Ltd.	13,120	98,504
Brickworks Ltd.	10,974	128,534
BWP Trust (REIT)	68,407	170,177
Caltex Australia Ltd.	36,929	662,732
carsales.com Ltd.	34,167	265,029
Challenger Ltd.	81,228	542,941
Charter Hall Group (REIT)	66,068	345,281
Charter Hall Long Wale REIT (REIT)	28,407	85,634
Charter Hall Retail REIT (REIT)	47,184	148,976
CIMIC Group Ltd.	13,983	427,502
Cleanaway Waste Management Ltd.	284,679	334,153
Coca-Cola Amatil Ltd.	71,867	414,544
Cochlear Ltd.	8,111	985,590
Coles Group Ltd.*	160,542	1,327,533
Commonwealth Bank of Australia	249,179	12,717,525
Computershare Ltd.	71,167	861,616
Corporate Travel Management Ltd.	11,455	173,219
Costa Group Holdings Ltd.	45,023	235,289
Credit Corp. Group Ltd.	6,637	87,696
Cromwell Property Group (REIT)	229,675	160,150
Crown Resorts Ltd.	50,641	423,013
CSL Ltd.	64,068	8,367,032
CSR Ltd.	72,500	143,476
Dexus (REIT)	142,892	1,068,649
Domain Holdings Australia Ltd. (x)	31,889	50,085
Domino’s Pizza Enterprises Ltd. (x)	8,834	252,915
Downer EDI Ltd.	86,278	410,773
DuluxGroup Ltd.	53,989	249,447
Eclipx Group Ltd. (x)	42,749	73,295
Elders Ltd.	14,845	73,919
Emeco Holdings Ltd.*	32,782	46,944
Estia Health Ltd.	31,206	50,330
Evolution Mining Ltd.	214,052	558,924
Flight Centre Travel Group Ltd.	8,187	247,485
Fortescue Metals Group Ltd.	242,351	710,235
G8 Education Ltd.	64,478	128,514
Galaxy Resources Ltd. (x)*	56,262	85,983
Goodman Group (REIT)	226,926	1,698,535
GPT Group (The) (REIT)	254,131	955,825
GrainCorp Ltd., Class A	32,285	208,518
Growthpoint Properties Australia Ltd. (REIT)	37,599	99,043
GUD Holdings Ltd.	12,138	96,089
GWA Group Ltd.	37,670	73,755
Harvey Norman Holdings Ltd. (x)	88,147	196,357
Healius Ltd.	70,625	110,924
Healthscope Ltd.	184,489	289,777
IDP Education Ltd.	17,638	122,610
Iluka Resources Ltd.	59,190	317,654
Incitec Pivot Ltd.	237,253	548,081
Independence Group NL	64,735	174,154
Infigen Energy*	132,396	43,361
Inghams Group Ltd. (x)	34,178	99,420
Insurance Australia Group Ltd.	327,663	1,615,410
InvoCare Ltd. (x)	15,547	112,838
IOOF Holdings Ltd. (x)	42,662	155,506
IPH Ltd. (x)	26,351	100,406
IRESS Ltd.	20,020	156,792
JB Hi-Fi Ltd.	16,010	249,649
LendLease Group	82,615	673,921
Link Administration Holdings Ltd. (x)	74,756	356,441
Lynas Corp. Ltd. (x)*	89,915	99,852
Macquarie Group Ltd.	44,810	3,428,863
Magellan Financial Group Ltd.	19,832	329,265
Mayne Pharma Group Ltd.*	201,623	110,046
McMillan Shakespeare Ltd. (x)	11,086	108,610
Medibank Pvt Ltd.	389,943	705,829
Metcash Ltd. (x)	126,852	218,892
Mineral Resources Ltd.	22,377	243,803
Mirvac Group (REIT)	524,612	827,676

See Notes to Financial Statements.

1114

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Monadelphous Group Ltd.	12,896	$125,069
MYOB Group Ltd.	63,673	150,042
Nanosonics Ltd.*	35,668	71,340
National Australia Bank Ltd.	386,428	6,557,269
National Storage REIT (REIT)	90,354	111,688
Navitas Ltd.	43,556	155,224
New Hope Corp. Ltd.	45,343	108,898
Newcrest Mining Ltd.	108,082	1,665,139
NEXTDC Ltd. (x)*	49,090	211,596
nib holdings Ltd. (x)	64,936	237,817
Nine Entertainment Co. Holdings Ltd. (x)	223,429	217,159
Northern Star Resources Ltd.	90,542	592,739
Nufarm Ltd. (x)	39,671	166,680
Oil Search Ltd.	187,120	943,598
oOh!media Ltd.	32,530	78,355
Orica Ltd.	53,087	644,961
Origin Energy Ltd. (x)*	248,887	1,134,105
Orocobre Ltd. (x)*	31,710	72,285
Orora Ltd.	171,802	371,454
OZ Minerals Ltd. (x)	44,704	277,065
Pact Group Holdings Ltd.	31,738	77,611
Pendal Group Ltd. (x)	35,858	200,218
Perpetual Ltd.	6,840	156,624
Pilbara Minerals Ltd. (r)(x)*	223,909	78,906
Platinum Asset Management Ltd. (x)	30,322	103,817
Premier Investments Ltd.	13,999	145,036
Qantas Airways Ltd.	241,606	986,292
QBE Insurance Group Ltd.	193,265	1,374,804
Qube Holdings Ltd. (x)	206,615	369,619
Ramsay Health Care Ltd.	18,313	744,598
REA Group Ltd.	6,898	359,409
Regis Resources Ltd.	70,181	239,651
Resolute Mining Ltd.	97,817	80,115
Rio Tinto Ltd.	52,561	2,907,118
Rio Tinto plc	188,703	8,997,525
Sandfire Resources NL	22,810	107,314
Santos Ltd.	249,446	962,734
Saracen Mineral Holdings Ltd.*	103,769	215,527
Scentre Group (REIT)	753,874	2,070,679
SEEK Ltd.	49,650	591,661
Seven Group Holdings Ltd. (x)	16,337	163,426
Seven West Media Ltd.	116,379	45,080
Shopping Centres Australasia Property Group (REIT)	124,952	224,422
Sigma Healthcare Ltd. (x)	153,193	61,248
SmartGroup Corp. Ltd.	14,183	88,702
Sonic Healthcare Ltd.	65,908	1,026,345
South32 Ltd.	727,582	1,716,585
Southern Cross Media Group Ltd.	100,628	71,227
Spark Infrastructure Group	238,156	370,849
SpeedCast International Ltd.	32,070	65,823
St Barbara Ltd.	72,302	239,521
Star Entertainment Grp Ltd. (The)	116,835	375,230
Steadfast Group Ltd.	110,577	213,463
Stockland (REIT)	344,700	855,158
Suncorp Group Ltd.	183,505	1,632,347
Super Retail Group Ltd. (x)	19,317	95,705
Sydney Airport	318,789	1,511,087
Syrah Resources Ltd. (x)*	40,363	42,870
Tabcorp Holdings Ltd.	284,610	859,933
Tassal Group Ltd.	23,546	73,300
Technology One Ltd.	34,867	151,274
Telstra Corp. Ltd.	1,683,987	3,380,279
TPG Telecom Ltd. (x)	48,918	221,879
Transurban Group	369,260	3,031,519
Treasury Wine Estates Ltd.	101,757	1,060,619
Vicinity Centres (REIT)	454,994	833,088
Virgin Australia International Holdings Pty. Ltd. (r)*	190,064	—
Viva Energy Group Ltd. (m)(x)*	149,207	189,380
Viva Energy REIT (REIT)	59,757	94,659
Vocus Group Ltd.*	88,332	199,076
Washington H Soul Pattinson & Co. Ltd.	16,678	290,911
Webjet Ltd. (x)	18,502	143,078
Wesfarmers Ltd.	160,542	3,645,821
Western Areas Ltd.	34,475	48,110
Westpac Banking Corp.	486,338	8,577,720
Whitehaven Coal Ltd.	99,390	302,933
WiseTech Global Ltd.	16,088	192,162
Woodside Petroleum Ltd.	132,537	2,927,275
Woolworths Group Ltd.	185,956	3,853,199
WorleyParsons Ltd.	44,069	354,431

		161,677,833

Belgium (0.9%)
Anheuser-Busch InBev SA/NV	205,304	13,587,490

Chile (0.1%)
Antofagasta plc	57,924	574,056

Finland (0.5%)
Nokia OYJ	1,359,548	7,855,347

France (15.3%)
Air Liquide SA (x)	103,331	12,792,937
Airbus SE	137,835	13,182,671
BNP Paribas SA	440,281	19,829,466
Danone SA	155,348	10,948,842
Engie SA	448,611	6,411,611
EssilorLuxottica SA	69,169	8,734,123
Kering SA	18,011	8,429,411
L’Oreal SA	59,046	13,554,132
LVMH Moet Hennessy Louis Vuitton SE	64,414	18,927,786
Orange SA	493,867	7,991,943
Safran SA	89,026	10,695,595
Sanofi	273,493	23,635,008
Schneider Electric SE	129,612	8,821,007
Societe Generale SA	308,492	9,794,298
TOTAL SA	647,278	34,194,426
Unibail-Rodamco-Westfield (CHDI) (REIT)*	60,624	455,255
Unibail-Rodamco-Westfield (REIT)	33,361	5,153,231
Vinci SA	134,330	11,038,951
Vivendi SA	235,213	5,715,046

		230,305,739

See Notes to Financial Statements.

1115

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Germany (11.1%)
adidas AG	40,672	$8,499,269
Allianz SE (Registered)	102,398	20,547,843
BASF SE	221,577	15,333,261
Bayer AG (Registered)	224,972	15,599,822
Bayerische Motoren Werke AG	77,305	6,260,709
Daimler AG (Registered)	215,429	11,326,537
Deutsche Post AG (Registered)	237,022	6,491,774
Deutsche Telekom AG (Registered)	782,358	13,289,645
Fresenius SE & Co. KGaA	98,916	4,781,367
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	36,076	7,872,916
SAP SE	260,952	25,993,352
Siemens AG (Registered)	205,057	22,869,861
TUI AG	72,778	1,044,472
Volkswagen AG (Preference) (q)	44,165	7,028,132

		166,938,960

Ireland (0.8%)
CRH plc (Irish Stock Exchange)	203,462	5,363,356
CRH plc (London Stock Exchange)	137,019	3,595,850
James Hardie Industries plc (CHDI)	62,780	668,555
Paddy Power Betfair plc	13,161	1,070,403
Smurfit Kappa Group plc	39,728	1,054,350

		11,752,514

Italy (2.0%)
Enel SpA	1,874,062	10,811,599
Eni SpA	612,829	9,650,922
Intesa Sanpaolo SpA	3,936,587	8,724,562

		29,187,083

Japan (24.5%)
77 Bank Ltd. (The)	6,800	117,216
ABC-Mart, Inc.	3,700	204,923
Acom Co. Ltd.	43,220	142,213
Adastria Co. Ltd.	3,880	65,842
ADEKA Corp.	11,400	164,757
Advantest Corp. (x)	14,500	292,117
Aeon Co. Ltd.	72,146	1,419,855
Aeon Delight Co. Ltd.	2,800	93,077
AEON Financial Service Co. Ltd.	15,900	285,624
Aeon Mall Co. Ltd.	9,610	153,744
AGC, Inc.	21,000	651,614
Ai Holdings Corp.	4,238	74,353
Aica Kogyo Co. Ltd.	6,000	202,427
Aichi Bank Ltd. (The)	1,720	58,850
Aichi Steel Corp.	2,010	63,238
Aiful Corp.*	20,636	49,146
Ain Holdings, Inc.	2,920	208,411
Air Water, Inc.	21,000	315,507
Aisan Industry Co. Ltd.	7,700	52,525
Aisin Seiki Co. Ltd.	16,614	573,278
Ajinomoto Co., Inc.	44,469	788,905
Alfresa Holdings Corp.	21,104	545,987
Alpen Co. Ltd.	4,000	61,236
Alps Alpine Co. Ltd.	23,274	449,508
Amada Holdings Co. Ltd.	36,000	321,084
Amano Corp.	9,930	190,572
ANA Holdings, Inc.	35,243	1,270,427
Anritsu Corp.	16,419	225,210
AOKI Holdings, Inc.	2,367	28,015
Aozora Bank Ltd.	13,400	397,360
Aplus Financial Co. Ltd.*	56,918	41,134
Arata Corp. (x)	2,202	87,051
Arcs Co. Ltd.	3,958	88,700
Ariake Japan Co. Ltd.	1,887	123,487
As One Corp.	1,477	101,706
Asahi Group Holdings Ltd.	40,863	1,596,086
Asahi Intecc Co. Ltd.	7,021	298,848
Asahi Kasei Corp.	135,453	1,382,043
Asanuma Corp.	3,424	84,931
Asics Corp.	22,000	278,849
ASKUL Corp.	2,274	48,790
Astellas Pharma, Inc.	179,245	2,281,095
Autobacs Seven Co. Ltd.	12,300	204,670
Avex, Inc.	5,735	73,369
Awa Bank Ltd. (The)	3,623	94,271
Azbil Corp.	12,540	245,746
Bandai Namco Holdings, Inc.	19,919	888,725
Bank of Kyoto Ltd. (The)	7,170	294,055
Belc Co. Ltd.	1,957	91,731
Bell System24 Holdings, Inc.	7,453	86,755
Belluna Co. Ltd.	10,687	96,272
Benesse Holdings, Inc.	8,700	221,222
Bic Camera, Inc.	10,045	126,855
BML, Inc.	3,677	93,885
Bridgestone Corp.	59,267	2,274,569
Brother Industries Ltd.	25,801	378,714
Calbee, Inc.	10,696	334,261
Canon Electronics, Inc.	2,833	49,363
Canon Marketing Japan, Inc.	6,200	109,625
Canon, Inc. (x)	104,653	2,883,652
Capcom Co. Ltd.	8,057	160,609
Casio Computer Co. Ltd.	17,200	206,044
Central Glass Co. Ltd.	4,979	99,386
Central Japan Railway Co.	17,407	3,698,778
Chiba Bank Ltd. (The)	78,338	434,390
Chiyoda Co. Ltd.	3,062	49,167
Chiyoda Corp. (x)*	14,100	39,468
Chofu Seisakusho Co. Ltd.	3,200	60,523
Chubu Electric Power Co., Inc.	58,917	837,801
Chudenko Corp.	4,078	86,616
Chugai Pharmaceutical Co. Ltd.	19,847	1,146,508
Chugai Ro Co. Ltd.	1,930	35,894
Chugoku Bank Ltd. (The)	14,402	120,968
Chugoku Electric Power Co., Inc. (The)	27,820	360,707
Ci:z Holdings Co. Ltd.*	2,716	145,851
Citizen Watch Co. Ltd. (x)	35,300	175,149
CKD Corp.	7,859	65,831
Cleanup Corp.	10,500	60,925
Coca-Cola Bottlers Japan, Inc.	14,253	425,488
cocokara fine, Inc.	2,255	109,718
Colowide Co. Ltd.	5,764	121,236
Computer Engineering & Consulting Ltd.	2,317	38,255
COMSYS Holdings Corp.	10,500	254,921

See Notes to Financial Statements.

1116

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Concordia Financial Group Ltd.	122,126	$465,665
CONEXIO Corp.	5,153	64,030
Cosel Co. Ltd.	4,700	40,037
Cosmo Energy Holdings Co. Ltd.	5,416	110,244
Cosmos Pharmaceutical Corp.	1,165	195,747
Create Restaurants Holdings, Inc.	5,567	59,173
Credit Saison Co. Ltd.	13,432	156,635
CyberAgent, Inc.	12,286	479,746
Dai Nippon Printing Co. Ltd.	26,727	556,111
Daibiru Corp.	9,914	97,402
Daicel Corp.	29,000	298,014
Daido Steel Co. Ltd.	3,899	152,037
Daifuku Co. Ltd.	10,448	470,973
Daihen Corp.	2,424	48,311
Dai-ichi Life Holdings, Inc.	108,304	1,678,202
Daiichi Sankyo Co. Ltd.	55,004	1,768,220
Daiichikosho Co. Ltd.	3,822	180,639
Daikin Industries Ltd.	26,537	2,792,518
Daikyo, Inc.*	2,280	61,538
Daio Paper Corp.	8,061	92,667
Daiseki Co. Ltd.	4,186	86,093
Daishi Hokuetsu Financial Group, Inc.	3,188	88,755
Daito Trust Construction Co. Ltd.	8,145	1,112,481
Daiwa House Industry Co. Ltd.	60,318	1,915,673
Daiwa Securities Group, Inc.	153,855	784,491
Daiwabo Holdings Co. Ltd.	1,745	81,651
DCM Holdings Co. Ltd. (x)	11,800	123,805
DeNA Co. Ltd.	9,759	162,398
Denka Co. Ltd.	9,600	270,192
Denki Kogyo Co. Ltd.	2,900	63,251
Denso Corp.	43,071	1,911,494
Dentsu, Inc.	23,800	1,058,024
Descente Ltd.	4,643	75,586
DIC Corp.	8,900	270,532
Digital Garage, Inc.	3,387	77,818
Dip Corp.	4,504	74,481
Disco Corp.	2,500	288,538
DMG Mori Co. Ltd. (x)	11,229	125,327
Don Quijote Holdings Co. Ltd.	13,000	806,470
Doutor Nichires Holdings Co. Ltd.	5,300	97,359
Dowa Holdings Co. Ltd.	5,600	167,140
Duskin Co. Ltd.	5,723	125,072
Earth Corp. (x)	1,929	88,255
East Japan Railway Co.	34,070	3,028,264
Ebara Corp.	8,388	186,663
EDION Corp.	10,327	101,473
Eighteenth Bank Ltd. (The)	3,589	80,414
Eiken Chemical Co. Ltd.	4,479	98,708
Eisai Co. Ltd.	23,081	1,797,186
Eizo Corp.	2,733	100,822
Elecom Co. Ltd.	4,292	108,953
Electric Power Development Co. Ltd.	14,178	335,817
en-japan, Inc.	2,579	78,846
EPS Holdings, Inc.	546	8,244
euglena Co. Ltd.*	9,207	48,427
Exedy Corp.	3,400	83,043
Ezaki Glico Co. Ltd.	6,500	328,311
FamilyMart UNY Holdings Co. Ltd.	5,354	676,403
Fancl Corp.	9,918	251,380
FANUC Corp.	18,309	2,752,533
Fast Retailing Co. Ltd.	2,544	1,301,350
FCC Co. Ltd.	3,752	88,667
Fudo Tetra Corp.	6,411	99,603
Fuji Co. Ltd.	3,400	57,808
Fuji Corp.	5,877	68,657
Fuji Electric Co. Ltd.	13,400	390,737
Fuji Kyuko Co. Ltd. (x)	3,757	109,926
Fuji Media Holdings, Inc.	20,394	279,282
Fuji Oil Holdings, Inc.	7,100	226,586
Fuji Seal International, Inc.	4,611	161,443
Fuji Soft, Inc.	4,161	156,472
FUJIFILM Holdings Corp.	40,051	1,545,517
Fujikura Ltd.	23,215	91,889
Fujitec Co. Ltd.	8,879	94,553
Fujitsu General Ltd.	6,319	81,586
Fujitsu Ltd.	19,416	1,217,204
Fukuoka Financial Group, Inc.	16,400	330,711
Fukushima Industries Corp.	2,775	89,445
Fukuyama Transporting Co. Ltd.	2,335	89,700
Funai Soken Holdings, Inc.	4,713	71,132
Furukawa Electric Co. Ltd. (x)	7,000	174,180
Futaba Industrial Co. Ltd. (x)	9,500	47,410
Fuyo General Lease Co. Ltd.	2,579	130,306
Giken Ltd.	2,847	90,511
Glory Ltd.	5,791	129,756
GMO internet, Inc.	7,656	100,943
GMO Payment Gateway, Inc. (x)	2,746	115,447
Goldwin, Inc.	1,458	157,083
Gree, Inc.	16,216	63,952
GS Yuasa Corp.	7,901	160,570
GungHo Online Entertainment, Inc. (x)	39,210	71,846
Gunma Bank Ltd. (The)	54,000	224,314
Gunze Ltd.	2,400	90,578
H2O Retailing Corp.	9,500	133,982
Hachijuni Bank Ltd. (The) (x)	43,000	175,446
Hakuhodo DY Holdings, Inc.	27,115	384,760
Hamamatsu Photonics KK	14,451	488,951
Hankyu Hanshin Holdings, Inc.	26,044	872,217
Haseko Corp.	25,130	263,093
Hazama Ando Corp.	16,538	109,990
Heiwa Corp.	6,300	128,738
Heiwado Co. Ltd.	3,892	89,153
Hikari Tsushin, Inc.	2,400	377,541
Hino Motors Ltd.	32,439	304,622
Hirose Electric Co. Ltd.	2,789	276,024
Hiroshima Bank Ltd. (The)	36,500	192,621
HIS Co. Ltd. (x)	3,292	118,803
Hisamitsu Pharmaceutical Co., Inc.	5,579	304,454
Hitachi Capital Corp.	5,540	115,684
Hitachi Chemical Co. Ltd.	10,500	156,819
Hitachi Construction Machinery Co. Ltd.	9,800	226,990

See Notes to Financial Statements.

1117

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Hitachi High-Technologies Corp.	7,100	$221,468
Hitachi Ltd.	86,259	2,292,920
Hitachi Metals Ltd.	26,990	280,280
Hitachi Transport System Ltd.	4,900	140,010
Hitachi Zosen Corp.	19,500	58,876
Hogy Medical Co. Ltd.	3,440	98,213
Hokkaido Electric Power Co., Inc.	25,319	175,967
Hokkoku Bank Ltd. (The)	2,681	85,856
Hokuetsu Corp.	13,526	61,136
Hokuhoku Financial Group, Inc.	17,700	198,312
Hokuriku Electric Power Co.	21,919	191,167
Hokuto Corp.	66	1,162
Honda Motor Co. Ltd.	163,999	4,285,483
Horiba Ltd.	3,816	154,352
Hoshizaki Corp.	6,100	373,669
House Foods Group, Inc.	8,400	290,388
Hoya Corp.	39,138	2,392,204
Hulic Co. Ltd.	44,679	399,811
Hyakujushi Bank Ltd. (The)	2,900	68,416
Ibiden Co. Ltd.	13,900	194,279
IBJ Leasing Co. Ltd.	1,996	43,585
Ichibanya Co. Ltd.	1,268	47,969
Ichigo, Inc.	32,460	93,422
Idemitsu Kosan Co. Ltd.	17,145	565,086
IDOM, Inc. (x)	8,751	28,867
IHI Corp.	14,804	406,354
Iida Group Holdings Co. Ltd.	20,786	363,174
Inaba Denki Sangyo Co. Ltd.	3,031	113,912
Inageya Co. Ltd.	1,933	25,015
Infomart Corp.	16,904	156,054
Information Services International-Dentsu Ltd.	2,801	70,614
Inpex Corp.	101,915	909,508
Internet Initiative Japan, Inc.	3,198	71,897
Iriso Electronics Co. Ltd.	1,764	64,535
Iseki & Co. Ltd.	4,100	58,280
Isetan Mitsukoshi Holdings Ltd.	35,742	394,585
Isuzu Motors Ltd.	58,167	812,142
Ito En Ltd.	6,409	288,188
ITOCHU Corp.	132,412	2,233,253
Itochu Enex Co. Ltd.	10,596	93,353
Itochu Techno-Solutions Corp.	11,200	218,078
Iwatani Corp.	5,397	179,828
Iyo Bank Ltd. (The)	24,000	125,911
Izumi Co. Ltd.	3,455	161,498
J Front Retailing Co. Ltd.	22,829	263,872
Jafco Co. Ltd.	3,143	99,476
Japan Airlines Co. Ltd.	33,853	1,199,042
Japan Airport Terminal Co. Ltd.	7,200	248,645
Japan Aviation Electronics Industry Ltd.	6,944	79,668
Japan Cash Machine Co. Ltd.	6,102	52,209
Japan Display, Inc. (x)*	45,302	29,969
Japan Exchange Group, Inc.	56,255	903,443
Japan Lifeline Co. Ltd.	5,539	70,391
Japan Material Co. Ltd.	7,490	73,705
Japan Petroleum Exploration Co. Ltd.	3,195	57,432
Japan Post Bank Co. Ltd.	55,127	605,257
Japan Post Holdings Co. Ltd.	152,258	1,750,577
Japan Post Insurance Co. Ltd. (x)	6,712	154,910
Japan Pulp & Paper Co. Ltd.	2,010	76,665
Japan Steel Works Ltd. (The)	6,516	103,982
Japan Tobacco, Inc.	111,750	2,651,259
JCR Pharmaceuticals Co. Ltd.	1,658	69,194
Jeol Ltd.	6,155	92,352
JFE Holdings, Inc.	53,377	849,272
JGC Corp.	18,595	259,574
Joyful Honda Co. Ltd.	6,398	80,154
JSR Corp.	23,500	351,163
JTEKT Corp.	25,700	284,406
Juroku Bank Ltd. (The)	3,200	66,487
Justsystems Corp.	4,594	88,066
JVC Kenwood Corp.	19,300	41,709
JXTG Holdings, Inc.	330,942	1,734,588
Kadokawa Dwango Corp.	6,440	68,055
Kagome Co. Ltd. (x)	8,701	226,657
Kajima Corp.	50,000	670,241
Kakaku.com, Inc.	17,876	314,382
Kaken Pharmaceutical Co. Ltd.	4,500	197,999
Kameda Seika Co. Ltd.	2,031	92,028
Kamigumi Co. Ltd.	13,000	265,263
Kanagawa Chuo Kotsu Co. Ltd.	2,940	101,688
Kanamoto Co. Ltd.	2,948	78,265
Kandenko Co. Ltd.	6,000	57,853
Kaneka Corp.	6,200	221,562
Kanematsu Corp.	8,108	98,106
Kanematsu Electronics Ltd.	3,625	108,290
Kansai Electric Power Co., Inc. (The)	77,702	1,166,762
Kansai Mirai Financial Group, Inc.*	10,139	72,336
Kansai Paint Co. Ltd.	22,338	428,714
Kao Corp.	47,194	3,479,421
Kappa Create Co. Ltd.	5,800	73,249
Katakura Industries Co. Ltd.	7,200	72,905
Katitas Co. Ltd.	261	6,238
Kato Sangyo Co. Ltd.	3,182	87,816
Kawasaki Heavy Industries Ltd.	17,700	376,394
KDDI Corp.	168,107	4,006,003
Keihan Holdings Co. Ltd.	8,105	329,693
Keihin Corp.	5,700	94,832
Keikyu Corp.	29,499	485,988
Keio Corp.	12,200	714,026
Keisei Electric Railway Co. Ltd.	13,333	415,067
Kenedix, Inc.	21,479	92,747
Kewpie Corp.	13,000	291,941
Key Coffee, Inc.	4,000	76,219
Keyence Corp.	9,542	4,808,983
KH Neochem Co. Ltd.	3,353	69,465
Kikkoman Corp.	13,928	747,452
Kinden Corp.	15,000	241,288
Kinki Sharyo Co. Ltd. (The)	1,340	24,230
Kintetsu Department Store Co. Ltd.*	2,816	88,780
Kintetsu Group Holdings Co. Ltd.	18,030	780,234
Kintetsu World Express, Inc.	6,223	90,991
Kirin Holdings Co. Ltd.	87,548	1,841,560
Kissei Pharmaceutical Co. Ltd.	3,784	96,307
Kitano Construction Corp.	2,956	88,957

See Notes to Financial Statements.

1118

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Kitz Corp.	13,022	$100,730
Kiyo Bank Ltd. (The)	12,600	178,499
Koa Corp.	3	35
Kobayashi Pharmaceutical Co. Ltd.	5,412	370,647
Kobe Steel Ltd.	45,200	313,050
Kohnan Shoji Co. Ltd.	4,104	100,237
Koito Manufacturing Co. Ltd.	11,311	577,004
Kokuyo Co. Ltd.	14,200	207,001
Komatsu Ltd.	88,024	1,875,060
KOMEDA Holdings Co. Ltd.	5,152	101,326
Komeri Co. Ltd.	3,813	81,678
Komori Corp.	7,900	78,862
Konami Holdings Corp.	9,200	405,111
Konica Minolta, Inc.	43,791	393,042
Kose Corp.	3,360	532,876
Koshidaka Holdings Co. Ltd.	8,283	98,789
K’s Holdings Corp.	17,800	174,469
Kubota Corp.	104,278	1,468,320
Kumagai Gumi Co. Ltd.	3,271	97,745
Kumiai Chemical Industry Co. Ltd.	9,350	54,945
Kura Corp.	1,723	85,059
Kurabo Industries Ltd.	3,910	88,902
Kuraray Co. Ltd.	36,000	505,056
Kureha Corp.	2,400	131,937
Kurita Water Industries Ltd.	12,196	292,987
Kusuri no Aoki Holdings Co. Ltd.	1,035	65,131
KYB Corp.	1,923	46,396
Kyocera Corp.	30,992	1,541,204
Kyoei Steel Ltd.	23	345
KYORIN Holdings, Inc.	5,393	118,809
Kyoritsu Maintenance Co. Ltd. (x)	2,670	116,302
Kyowa Exeo Corp.	9,800	228,492
Kyowa Hakko Kirin Co. Ltd.	24,138	453,578
Kyudenko Corp.	3,588	135,009
Kyushu Electric Power Co., Inc. (x)	42,390	504,048
Kyushu Financial Group, Inc.	34,349	129,645
Kyushu Railway Co.	16,232	546,843
Lasertec Corp.	4,407	110,584
Lawson, Inc.	5,088	323,068
Leopalace21 Corp.	22,700	89,308
Life Corp.	3,100	63,997
LINE Corp. (x)*	5,727	195,773
Link And Motivation, Inc.	10,606	80,186
Lintec Corp.	4,900	105,169
Lion Corp.	27,000	556,922
LIXIL Group Corp.	28,932	361,214
M3, Inc.	41,738	565,580
Mabuchi Motor Co. Ltd.	6,900	210,911
Macnica Fuji Electronics Holdings, Inc.	7,132	88,258
Maeda Corp.	15,009	139,370
Maeda Road Construction Co. Ltd.	10,000	206,035
Makino Milling Machine Co. Ltd.	2,475	86,994
Makita Corp.	25,314	896,408
Mandom Corp.	4,216	115,119
Mani, Inc.	2,490	93,718
Marubeni Corp.	188,815	1,313,933
Marudai Food Co. Ltd. (x)	6,003	94,252
Maruha Nichiro Corp.	5,013	169,425
Marui Group Co. Ltd.	19,261	372,468
Maruichi Steel Tube Ltd.	7,800	245,486
Maruwa Unyu Kikan Co. Ltd.	3,223	80,019
Marvelous, Inc. (x)	7,616	54,028
Matsuda Sangyo Co. Ltd.	4,000	53,301
Matsui Securities Co. Ltd. (x)	8,604	90,216
Matsumotokiyoshi Holdings Co. Ltd.	7,600	234,716
Matsuya Co. Ltd.	7,173	72,108
Max Co. Ltd.	6,000	74,908
Maxell Holdings Ltd.	5,700	75,482
Mazda Motor Corp.	66,800	687,142
Mebuki Financial Group, Inc.	104,665	276,293
Medipal Holdings Corp.	23,000	497,529
Megmilk Snow Brand Co. Ltd.	4,964	128,568
Meidensha Corp.	4,400	55,835
Meiji Holdings Co. Ltd.	13,823	1,126,374
Meitec Corp.	2,601	104,888
Milbon Co. Ltd.	2,308	94,496
Minebea Mitsumi, Inc.	36,938	530,430
Miraca Holdings, Inc.	6,996	157,687
Mirait Holdings Corp.	5,285	77,324
MISUMI Group, Inc.	24,300	507,138
Mitsubishi Chemical Holdings Corp.	126,713	953,283
Mitsubishi Corp.	134,362	3,667,131
Mitsubishi Electric Corp.	194,399	2,131,178
Mitsubishi Estate Co. Ltd.	132,398	2,074,803
Mitsubishi Gas Chemical Co., Inc.	19,000	283,850
Mitsubishi Heavy Industries Ltd.	31,350	1,126,087
Mitsubishi Logisnext Co. Ltd.	4,880	46,912
Mitsubishi Logistics Corp.	9,000	203,842
Mitsubishi Materials Corp.	14,300	374,904
Mitsubishi Motors Corp.	75,000	414,077
Mitsubishi Pencil Co. Ltd.	3,972	78,056
Mitsubishi Research Institute, Inc.	3,100	88,796
Mitsubishi Shokuhin Co. Ltd.	3,000	76,373
Mitsubishi Tanabe Pharma Corp.	23,507	337,727
Mitsubishi UFJ Financial Group, Inc.	1,316,105	6,489,898
Mitsubishi UFJ Lease & Finance Co. Ltd.	61,180	293,151
Mitsuboshi Belting Ltd.	4,120	79,413
Mitsui & Co. Ltd.	155,471	2,409,516
Mitsui Chemicals, Inc.	19,000	426,293
Mitsui E&S Holdings Co. Ltd.	7,168	66,835
Mitsui Fudosan Co. Ltd.	101,727	2,254,004
Mitsui Mining & Smelting Co. Ltd. (x)	5,900	120,876
Mitsui OSK Lines Ltd.	10,794	234,526
Mitsui-Soko Holdings Co. Ltd.	6,310	108,166
Mitsuuroko Group Holdings Co. Ltd.	15,687	101,878

See Notes to Financial Statements.

1119

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Miura Co. Ltd.	8,004	$180,273
Mizuho Financial Group, Inc.	2,605,454	4,060,783
Mizuno Corp.	3,160	66,895
Mochida Pharmaceutical Co. Ltd.	1,378	113,688
Monex Group, Inc.	19,408	64,815
MonotaRO Co. Ltd.	11,998	292,587
Morinaga & Co. Ltd.	4,247	183,784
Morinaga Milk Industry Co. Ltd.	3,908	110,133
MOS Food Services, Inc.	2,959	75,950
MS&AD Insurance Group Holdings, Inc.	49,091	1,393,463
Murata Manufacturing Co. Ltd.	20,101	2,769,667
Musashi Seimitsu Industry Co. Ltd.	6,200	87,304
Nabtesco Corp.	11,042	237,579
Nachi-Fujikoshi Corp. (x)	2,183	75,216
Nagase & Co. Ltd.	11,432	156,887
Nagawa Co. Ltd.	2,069	103,774
Nagoya Railroad Co. Ltd.	16,800	445,573
Nankai Electric Railway Co. Ltd.	9,800	257,482
Nanto Bank Ltd. (The)	2,146	41,799
NEC Corp.	25,860	774,190
NEC Networks & System Integration Corp.	5,358	119,742
NET One Systems Co. Ltd.	7,723	137,396
Nexon Co. Ltd.	48,059	613,935
NGK Insulators Ltd.	29,000	390,934
NGK Spark Plug Co. Ltd.	17,024	335,824
NH Foods Ltd.	9,500	357,121
NHK Spring Co. Ltd.	25,000	218,920
Nichias Corp.	5,487	94,791
Nichiha Corp.	3,077	77,917
Nichirei Corp.	13,000	355,832
Nidec Corp.	23,394	2,681,063
Nifco, Inc.	8,800	207,727
Nihon Kohden Corp.	7,968	257,394
Nihon M&A Center, Inc.	12,371	246,308
Nihon Parkerizing Co. Ltd.	12,170	140,525
Nihon Unisys Ltd.	5,369	119,156
Nihon Yamamura Glass Co. Ltd.	5,562	78,916
Nikkon Holdings Co. Ltd.	9,000	214,682
Nikon Corp.	35,600	527,540
Nintendo Co. Ltd.	11,971	3,162,867
Nippo Corp.	5,398	103,253
Nippon Chemi-Con Corp.	3,503	60,759
Nippon Densetsu Kogyo Co. Ltd.	4,990	98,634
Nippon Electric Glass Co. Ltd.	10,800	262,600
Nippon Express Co. Ltd.	8,200	455,546
Nippon Flour Mills Co. Ltd.	7,000	116,843
Nippon Gas Co. Ltd.	3,695	135,052
Nippon Kayaku Co. Ltd.	15,000	190,318
Nippon Light Metal Holdings Co. Ltd.	52,529	105,886
Nippon Paint Holdings Co. Ltd. (x)	18,000	610,339
Nippon Paper Industries Co. Ltd.	9,600	171,417
Nippon Sharyo Ltd.*	3,791	76,389
Nippon Shinyaku Co. Ltd.	6,000	377,982
Nippon Shokubai Co. Ltd.	4,000	254,004
Nippon Signal Co. Ltd.	8,900	72,012
Nippon Soda Co. Ltd.	3,689	89,449
Nippon Steel & Sumikin Bussan Corp.	2,026	84,174
Nippon Steel & Sumitomo Metal Corp.	90,740	1,551,645
Nippon Suisan Kaisha Ltd.	32,900	183,379
Nippon Telegraph & Telephone Corp.	130,475	5,312,427
Nippon Television Holdings, Inc.	21,070	308,580
Nippon Yusen KK	16,174	250,611
Nipro Corp.	13,900	169,716
Nishimatsu Construction Co. Ltd.	5,822	131,395
Nishi-Nippon Financial Holdings, Inc.	14,600	128,159
Nishi-Nippon Railroad Co. Ltd.	5,600	140,228
Nissan Chemical Corp.	11,674	607,701
Nissan Motor Co. Ltd.	229,275	1,847,916
Nissan Shatai Co. Ltd.	10,000	88,123
Nissha Co. Ltd. (x)	4,478	52,871
Nisshin Oillio Group Ltd. (The)	2,383	67,818
Nisshin Seifun Group, Inc.	23,385	482,767
Nissin Electric Co. Ltd.	7,460	54,336
Nissin Foods Holdings Co. Ltd.	8,900	558,493
Nissin Kogyo Co. Ltd.	4,986	63,844
Nitori Holdings Co. Ltd.	7,982	991,492
Nitta Corp.	1,728	50,835
Nitto Boseki Co. Ltd.	4,062	66,937
Nitto Denko Corp.	15,239	760,855
Nitto Kogyo Corp.	5,056	80,265
NOF Corp.	7,305	248,262
Nojima Corp.	4,312	86,354
NOK Corp. (x)	11,800	164,433
Nomura Co. Ltd.	5,619	128,616
Nomura Holdings, Inc.	351,864	1,341,582
Nomura Real Estate Holdings, Inc.	15,900	290,099
Nomura Research Institute Ltd.	13,392	492,287
Noritake Co. Ltd.	1,990	81,485
Noritz Corp.	4,795	68,451
North Pacific Bank Ltd.	32,001	85,193
NS Solutions Corp.	4,600	110,105
NS United Kaiun Kaisha Ltd.	2,870	77,850
NSD Co. Ltd.	4,628	89,849
NSK Ltd.	41,441	355,261
NTN Corp. (x)	53,000	152,122
NTT Data Corp.	50,791	554,916
NTT DOCOMO, Inc.	136,973	3,075,726
NTT Urban Development Corp. (x)	15,400	235,696
Obara Group, Inc.	1,415	50,138
Obayashi Corp.	68,200	612,386
OBIC Business Consultants Co. Ltd.	2,700	105,111
Obic Co. Ltd.	6,315	483,292
Odakyu Electric Railway Co. Ltd.	30,375	665,688

See Notes to Financial Statements.

1120

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Ogaki Kyoritsu Bank Ltd. (The)	2,800	$55,854
Ohsho Food Service Corp.	1,512	99,374
Oiles Corp.	4,560	73,647
Oita Bank Ltd. (The)	2,100	64,038
Oji Holdings Corp.	84,480	432,395
Okamoto Industries, Inc.	1,867	97,853
Okamura Corp.	7,341	93,799
Okasan Securities Group, Inc.	11,848	52,191
Oki Electric Industry Co. Ltd.	8,423	99,158
OKUMA Corp.	2,354	111,858
Okumura Corp.	5,000	144,845
Olympus Corp.	30,055	919,027
Omron Corp.	21,577	777,702
Ono Pharmaceutical Co. Ltd.	45,845	927,816
Onward Holdings Co. Ltd.	15,000	80,210
Open House Co. Ltd.	2,323	79,203
Optorun Co. Ltd.	2,507	38,800
Oracle Corp. Japan	3,300	208,793
Orient Corp. (x)	62,637	75,819
Oriental Land Co. Ltd.	21,495	2,182,407
ORIX Corp.	127,699	1,855,419
Osaka Gas Co. Ltd.	38,946	711,642
Osaka Steel Co. Ltd.	5,300	88,271
OSG Corp.	9,700	190,541
Otsuka Corp.	11,600	317,579
Otsuka Holdings Co. Ltd.	36,735	1,499,089
Outsourcing, Inc. (x)	6,004	58,395
Pacific Industrial Co. Ltd.	6,861	90,887
PALTAC Corp.	2,773	129,596
Panasonic Corp.	217,471	1,951,298
Paramount Bed Holdings Co. Ltd.	2,408	99,648
Parco Co. Ltd.	8,506	86,134
Park24 Co. Ltd.	10,900	240,937
Penta-Ocean Construction Co. Ltd.	29,322	161,124
PeptiDream, Inc.*	8,788	342,310
Persol Holdings Co. Ltd.	18,066	265,319
Pigeon Corp.	12,261	529,425
Pilot Corp.	4,200	202,413
Piolax, Inc.	4,502	89,460
Plenus Co. Ltd.	1,943	33,568
Pola Orbis Holdings, Inc.	8,224	220,316
Prima Meat Packers Ltd. (x)	5,041	90,640
Rakuten, Inc. (x)	85,882	571,051
Recruit Holdings Co. Ltd.	133,072	3,185,845
Relo Group, Inc.	8,730	205,916
Renesas Electronics Corp.*	19,969	91,591
Rengo Co. Ltd.	21,000	165,427
Resona Holdings, Inc.	216,321	1,034,776
Resorttrust, Inc.	10,200	150,585
Ricoh Co. Ltd.	58,363	570,804
Ricoh Leasing Co. Ltd.	2,500	74,963
Riken Corp.	1,600	73,477
Riken Vitamin Co. Ltd.	961	30,995
Rinnai Corp.	3,700	242,300
Rohm Co. Ltd.	9,396	593,617
Rohto Pharmaceutical Co. Ltd.	10,582	285,709
Round One Corp.	6,290	65,018
Ryobi Ltd.	3,494	84,503
Ryohin Keikaku Co. Ltd.	2,738	666,346
S Foods, Inc.	2,452	91,873
Saizeriya Co. Ltd.	3,745	64,328
Sakai Chemical Industry Co. Ltd.	2,820	58,434
Sakai Moving Service Co. Ltd. (x)	1,923	104,804
Sakata Seed Corp.	2,341	72,325
San ju San Financial Group, Inc.	2,610	40,626
San-A Co. Ltd.	1,826	69,373
San-Ai Oil Co. Ltd.	4,789	47,531
Sanden Holdings Corp. (x)*	3,640	24,836
Sangetsu Corp.	5,781	104,288
Sanken Electric Co. Ltd.	4,473	82,915
Sankyo Co. Ltd.	4,836	183,126
Sankyu, Inc.	4,962	223,210
Sanoh Industrial Co. Ltd.	7,800	38,805
Sanrio Co. Ltd.	5,173	100,601
Santen Pharmaceutical Co. Ltd.	37,822	541,270
Sanwa Holdings Corp.	21,000	236,981
Sanyo Chemical Industries Ltd.	1,880	87,323
Sapporo Holdings Ltd.	10,400	215,897
Sato Holdings Corp.	1,598	37,744
Sawai Pharmaceutical Co. Ltd.	4,400	208,543
SBI Holdings, Inc.	22,295	435,190
SCREEN Holdings Co. Ltd.	3,799	160,472
SCSK Corp.	6,300	221,592
Secom Co. Ltd.	19,303	1,593,720
Sega Sammy Holdings, Inc.	20,371	287,264
Seibu Holdings, Inc.	28,367	492,058
Seikagaku Corp.	339	3,825
Seiko Epson Corp.	24,121	338,452
Seiko Holdings Corp.	4,175	79,724
Seino Holdings Co. Ltd.	16,000	208,629
Sekisui Chemical Co. Ltd.	44,430	657,399
Sekisui House Ltd.	72,000	1,055,651
Senko Group Holdings Co. Ltd.	13,947	105,266
Seven & i Holdings Co. Ltd.	80,255	3,494,494
Seven Bank Ltd.	64,776	184,749
SG Holdings Co. Ltd.	17,281	453,221
Sharp Corp.	17,930	182,201
Shibaura Mechatronics Corp.	3,328	103,428
Shibuya Corp.	2,975	96,218
Shikoku Chemicals Corp.	6,427	60,150
Shikoku Electric Power Co., Inc. (x)	20,885	252,176
Shima Seiki Manufacturing Ltd. (x)	2,819	80,987
Shimachu Co. Ltd.	6,100	165,143
Shimadzu Corp.	23,197	453,919
Shimamura Co. Ltd.	2,500	192,154
Shimano, Inc.	8,197	1,165,319
Shimizu Corp.	69,580	571,828
Shimojima Co. Ltd.	5,300	47,732
Shinagawa Refractories Co. Ltd.	2,170	74,832
Shin-Etsu Chemical Co. Ltd.	33,068	2,547,586
Shinko Electric Industries Co. Ltd.	70	441
Shinmaywa Industries Ltd.	10,523	129,108
Shinsei Bank Ltd.	15,507	183,539
Shionogi & Co. Ltd.	25,433	1,442,145
Ship Healthcare Holdings, Inc.	4,518	167,716

See Notes to Financial Statements.

1121

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Shiseido Co. Ltd.	38,314	$2,380,641
Shizuoka Bank Ltd. (The)	55,000	428,093
SHO-BOND Holdings Co. Ltd.	2,306	170,243
Shochiku Co. Ltd. (x)	1,900	182,188
Showa Corp.	7,424	87,058
Showa Denko KK (x)	14,151	415,077
Showa Shell Sekiyu KK	19,100	267,474
Siix Corp. (x)	5,830	75,124
Sinfonia Technology Co. Ltd.	7,390	90,452
Sintokogio Ltd.	7,500	61,033
Skylark Holdings Co. Ltd. (x)	17,698	280,618
SMC Corp.	5,693	1,700,500
SMK Corp.	1,620	31,961
SMS Co. Ltd.	7,708	122,432
SoftBank Group Corp.	79,719	5,254,658
Sohgo Security Services Co. Ltd.	8,100	381,353
Sojitz Corp.	115,662	398,984
Sompo Holdings, Inc.	36,822	1,242,913
Sony Corp.	130,318	6,275,710
Sony Financial Holdings, Inc.	16,550	307,191
Sotetsu Holdings, Inc.	6,169	182,557
Square Enix Holdings Co. Ltd.	10,400	280,177
Stanley Electric Co. Ltd.	16,900	471,303
Star Micronics Co. Ltd. (x)	6,600	88,794
Starts Corp., Inc.	4,702	103,970
Subaru Corp.	61,255	1,307,655
Sugi Holdings Co. Ltd.	5,000	197,591
SUMCO Corp.	21,300	240,175
Sumitomo Bakelite Co. Ltd.	3,800	129,975
Sumitomo Chemical Co. Ltd.	158,000	772,676
Sumitomo Corp.	117,307	1,654,851
Sumitomo Dainippon Pharma Co. Ltd.	15,798	508,800
Sumitomo Electric Industries Ltd.	73,897	975,528
Sumitomo Forestry Co. Ltd.	17,200	223,597
Sumitomo Heavy Industries Ltd.	13,200	389,143
Sumitomo Metal Mining Co. Ltd.	24,941	663,355
Sumitomo Mitsui Construction Co. Ltd.	15,803	95,785
Sumitomo Mitsui Financial Group, Inc.	135,142	4,456,555
Sumitomo Mitsui Trust Holdings, Inc.	36,913	1,343,593
Sumitomo Osaka Cement Co. Ltd. (x)	4,400	180,371
Sumitomo Realty & Development Co. Ltd.	43,103	1,574,281
Sumitomo Riko Co. Ltd.	12,245	101,235
Sumitomo Rubber Industries Ltd.	23,600	280,868
Sumitomo Warehouse Co. Ltd. (The)	8,500	104,047
Sundrug Co. Ltd.	9,200	273,659
Suntory Beverage & Food Ltd.	14,752	665,840
Sushiro Global Holdings Ltd. (x)	3,262	177,504
Suzuken Co. Ltd.	8,676	445,287
Suzuki Motor Corp.	35,053	1,773,699
Sysmex Corp. (x)	14,993	723,369
Systena Corp.	8,023	92,436
T Hasegawa Co. Ltd. (x)	3,525	49,874
T RAD Co. Ltd.	1,720	35,975
T&D Holdings, Inc.	62,298	718,694
Taihei Dengyo Kaisha Ltd.	4,300	96,467
Taiheiyo Cement Corp.	12,822	394,631
Taikisha Ltd.	3,404	89,835
Taisei Corp.	23,129	983,333
Taisho Pharmaceutical Holdings Co. Ltd.	4,317	429,199
Taiyo Holdings Co. Ltd.	2,743	76,911
Taiyo Nippon Sanso Corp.	18,000	296,366
Taiyo Yuden Co. Ltd. (x)	10,000	151,040
Takamatsu Construction Group Co. Ltd.	3,899	98,418
Takara Bio, Inc.	6,178	141,894
Takara Holdings, Inc.	18,000	217,682
Takara Standard Co. Ltd.	5,000	75,410
Takashimaya Co. Ltd.	16,500	209,669
Takeda Pharmaceutical Co. Ltd. (x)	76,746	2,604,049
Takeuchi Manufacturing Co. Ltd.	4,365	66,582
Taki Chemical Co. Ltd. (x)	2,596	133,141
Takuma Co. Ltd.	7,574	94,361
Tamron Co. Ltd.	2,969	42,293
TDK Corp.	10,682	760,082
TechnoPro Holdings, Inc.	3,425	139,902
Teijin Ltd.	19,600	312,030
Terumo Corp.	27,506	1,545,271
T-Gaia Corp.	4,174	78,611
THK Co. Ltd.	12,731	236,579
TIS, Inc.	6,287	249,815
TKC Corp.	3,072	108,442
Toagosei Co. Ltd.	17,000	188,865
Tobishima Corp.	6,530	83,376
Tobu Railway Co. Ltd.	21,356	572,827
Toda Corp.	32,000	197,980
Toei Co. Ltd.	540	63,821
Toho Bank Ltd. (The)	26,176	74,258
Toho Co. Ltd.	12,809	462,898
Toho Gas Co. Ltd.	10,000	421,379
Toho Holdings Co. Ltd. (x)	5,618	136,780
Tohoku Electric Power Co., Inc.	46,701	613,840
Tokai Carbon Co. Ltd. (x)	15,000	168,536
TOKAI Holdings Corp.	10,524	83,978
Tokai Rika Co. Ltd.	5,427	89,346
Tokai Tokyo Financial Holdings, Inc.	34,000	146,557
Token Corp.	853	50,234
Tokio Marine Holdings, Inc.	68,718	3,266,548
Tokuyama Corp.	7,400	162,206
Tokyo Broadcasting System Holdings, Inc.	11,930	188,566
Tokyo Century Corp.	4,800	208,841
Tokyo Dome Corp.	10,261	86,991
Tokyo Electric Power Co. Holdings, Inc.*	150,762	891,567
Tokyo Electron Ltd.	12,944	1,485,058
Tokyo Gas Co. Ltd.	39,395	996,282
Tokyo Kiraboshi Financial Group, Inc.	3,104	48,278

See Notes to Financial Statements.

1122

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Tokyo Ohka Kogyo Co. Ltd.	3,606	$95,869
Tokyo Seimitsu Co. Ltd.	5,489	139,841
Tokyo Steel Manufacturing Co. Ltd.	12,578	101,533
Tokyo Tatemono Co. Ltd.	27,500	283,395
Tokyotokeiba Co. Ltd.	2,059	50,800
Tokyu Construction Co. Ltd.	9,825	88,916
Tokyu Corp.	56,000	910,125
Tokyu Fudosan Holdings Corp.	57,534	285,604
Tomy Co. Ltd.	9,500	94,422
Topcon Corp.	10,341	135,677
Toppan Forms Co. Ltd.	7,000	54,744
Toppan Printing Co. Ltd.	31,500	460,995
Topre Corp.	2,571	50,827
Toray Industries, Inc.	149,915	1,047,434
Toshiba Machine Co. Ltd. (x)	5,321	94,632
Toshiba TEC Corp.	3,400	79,030
Tosho Co. Ltd. (x)	2,808	87,059
Tosoh Corp.	31,500	407,580
Totetsu Kogyo Co. Ltd.	3,407	93,623
TOTO Ltd.	16,000	549,994
Towa Pharmaceutical Co. Ltd.	1,311	92,303
Toyo Engineering Corp.*	6,979	40,258
Toyo Ink SC Holdings Co. Ltd.	2,400	53,181
Toyo Seikan Group Holdings Ltd.	12,145	277,047
Toyo Suisan Kaisha Ltd.	12,000	418,775
Toyo Tire Corp. (x)	11,244	139,854
Toyobo Co. Ltd.	12,100	166,021
Toyoda Gosei Co. Ltd.	9,300	185,417
Toyota Boshoku Corp.	5,878	87,511
Toyota Industries Corp.	16,529	760,591
Toyota Motor Corp.	214,695	12,469,652
Toyota Tsusho Corp.	21,814	641,567
TPR Co. Ltd.	4,102	82,806
Transcosmos, Inc.	4,218	89,147
Trend Micro, Inc.	10,700	579,094
Trusco Nakayama Corp. (x)	4,185	109,699
TS Tech Co. Ltd.	5,200	145,136
TSI Holdings Co. Ltd.	154	996
Tsubakimoto Chain Co.	2,593	84,625
Tsumura & Co.	5,969	167,545
Tsuruha Holdings, Inc.	3,954	339,170
Tsutsumi Jewelry Co. Ltd.	5,505	92,558
TV Asahi Holdings Corp.	5,411	96,502
UACJ Corp.	3,496	68,010
Ube Industries Ltd.	10,241	206,393
Ulvac, Inc.	4,000	114,969
Unicharm Corp.	42,564	1,375,118
Uniden Holdings Corp.	4,364	77,989
Unipres Corp.	64	1,080
United Arrows Ltd.	2,708	86,516
Unitika Ltd.*	7,780	32,688
Ushio, Inc.	11,665	123,361
USS Co. Ltd.	23,835	397,802
V Technology Co. Ltd. (x)	668	76,423
Valor Holdings Co. Ltd.	4,443	107,609
Wacoal Holdings Corp. (x)	5,909	152,581
Wacom Co. Ltd.	21,153	88,520
Wakita & Co. Ltd.	9,405	95,127
Welcia Holdings Co. Ltd. (x)	6,180	280,683
West Japan Railway Co.	18,205	1,285,723
Xebio Holdings Co. Ltd.	5,148	59,019
Yahoo Japan Corp.	135,985	341,622
Yakult Honsha Co. Ltd. (x)	14,453	1,013,335
Yamada Denki Co. Ltd.	66,870	320,387
Yamagata Bank Ltd. (The)	4,200	80,339
Yamaguchi Financial Group, Inc.	23,000	219,839
Yamaha Corp.	12,614	535,546
Yamaha Motor Co. Ltd. (x)	28,700	558,570
Yamanashi Chuo Bank Ltd. (The)	6,925	88,640
Yamato Holdings Co. Ltd.	32,758	892,697
Yamato Kogyo Co. Ltd.	4,300	100,217
Yamazaki Baking Co. Ltd.	19,340	405,138
Yamazen Corp.	9,283	86,422
Yaoko Co. Ltd.	2,154	118,312
Yaskawa Electric Corp.	23,533	569,896
Yodogawa Steel Works Ltd.	4,000	79,938
Yokogawa Electric Corp.	23,500	403,088
Yokohama Rubber Co. Ltd. (The)	14,820	276,446
Yoshinoya Holdings Co. Ltd.	6,683	110,508
Zenkoku Hosho Co. Ltd.	5,062	157,328
Zensho Holdings Co. Ltd. (x)	9,793	239,005
Zeon Corp.	22,000	199,664
Zeria Pharmaceutical Co. Ltd.	5,405	97,771
ZOZO, Inc.	20,007	361,126

		368,018,198

Jersey (0.1%)
Randgold Resources Ltd. (r)	15,725	1,304,752

Jordan (0.0%)
Hikma Pharmaceuticals plc	23,373	508,154

Mexico (0.0%)
Fresnillo plc	30,952	338,290

Netherlands (5.5%)
ASML Holding NV	104,088	16,240,535
ING Groep NV	938,832	10,061,302
Koninklijke Ahold Delhaize NV	285,565	7,204,114
Koninklijke Philips NV	229,287	8,080,777
Royal Dutch Shell plc, Class A	758,626	22,266,062
Royal Dutch Shell plc, Class B	626,392	18,639,404

		82,492,194

New Zealand (0.1%)
a2 Milk Co. Ltd. (x)*	102,837	747,410
Chorus Ltd. (x)	28,622	93,539
Fisher & Paykel Healthcare Corp. Ltd.	21,955	191,310
Fletcher Building Ltd.	39,261	127,912
SKYCITY Entertainment Group Ltd.	40,610	94,388
Spark New Zealand Ltd. (x)	35,229	99,747
Trade Me Group Ltd.	35,197	148,295
Xero Ltd. (x)*	15,112	445,324

		1,947,925

Russia (0.0%)
Evraz plc	84,437	517,196

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
South Africa (0.3%)
Anglo American plc	164,966	$3,646,748

Spain (4.1%)
Amadeus IT Group SA	105,863	7,371,151
Banco Bilbao Vizcaya Argentaria SA	1,608,580	8,485,281
Banco Santander SA	3,916,959	17,676,627
Iberdrola SA	1,411,115	11,290,954
Industria de Diseno Textil SA	268,117	6,835,126
Telefonica SA	1,125,054	9,495,738

		61,154,877

Switzerland (0.5%)
Coca-Cola HBC AG	32,910	1,024,020
Glencore plc	1,907,217	7,034,507

		8,058,527

United Arab Emirates (0.0%)
NMC Health plc	14,404	503,515

United Kingdom (21.2%)
3i Group plc	158,880	1,559,959
Admiral Group plc	34,050	885,127
Ashtead Group plc	79,992	1,657,306
Associated British Foods plc	58,194	1,513,505
AstraZeneca plc	211,803	15,839,787
Auto Trader Group plc (m)	160,426	925,893
Aviva plc	654,903	3,123,526
BAE Systems plc	533,360	3,112,967
Barclays plc	2,849,920	5,466,783
Barratt Developments plc	168,285	993,331
Berkeley Group Holdings plc	20,035	888,655
BP plc	3,264,127	20,594,766
British American Tobacco plc	381,418	12,163,109
British Land Co. plc (The) (REIT)	161,775	1,099,266
BT Group plc	1,393,963	4,219,567
Bunzl plc	56,203	1,691,079
Burberry Group plc	68,163	1,499,662
Centrica plc	935,798	1,609,152
Compass Group plc	264,359	5,550,134
Croda International plc	21,233	1,261,237
CYBG plc (CHDI)	100,887	236,891
DCC plc	16,439	1,249,654
Diageo plc	403,599	14,345,330
Direct Line Insurance Group plc	229,834	930,897
DS Smith plc	211,989	808,804
easyJet plc	41,389	581,035
Experian plc	152,924	3,716,777
GlaxoSmithKline plc	814,396	15,456,955
GVC Holdings plc	96,126	826,212
Halma plc	63,246	1,094,809
Hargreaves Lansdown plc	43,907	1,034,516
Hiscox Ltd.	46,416	956,178
HSBC Holdings plc	3,358,399	27,560,266
Imperial Brands plc	158,689	4,798,752
Informa plc	207,819	1,666,439
InterContinental Hotels Group plc	31,895	1,716,554
International Consolidated Airlines Group SA	264,925	2,079,094
Intertek Group plc	27,010	1,644,368
ITV plc	620,045	984,002
J Sainsbury plc	268,783	906,346
Janus Henderson Group plc (CHDI)	12,159	248,772
John Wood Group plc (x)	110,136	705,171
Johnson Matthey plc	31,738	1,132,378
Kingfisher plc (x)	357,710	946,357
Land Securities Group plc (REIT)	119,245	1,222,393
Legal & General Group plc	988,927	2,901,788
Linde plc	132,939	21,108,985
Lloyds Banking Group plc	11,869,948	7,843,372
London Stock Exchange Group plc	52,196	2,693,577
Marks & Spencer Group plc	269,976	850,905
Melrose Industries plc (x)	803,990	1,664,859
Micro Focus International plc	69,861	1,221,030
Mondi plc	61,345	1,269,370
National Grid plc	567,604	5,489,052
Next plc	22,383	1,139,080
Ocado Group plc*	75,035	752,228
Pearson plc	130,359	1,554,073
Persimmon plc	52,533	1,287,028
Prudential plc	433,028	7,736,941
Reckitt Benckiser Group plc	104,598	7,987,733
RELX plc	319,497	6,562,125
Rentokil Initial plc	307,412	1,315,624
Rightmove plc	148,467	815,815
Rolls-Royce Holdings plc	281,171	2,958,912
Rolls-Royce Holdings plc (Preference) (q)(r)*	12,777,880	16,287
Royal Bank of Scotland Group plc	754,392	2,074,254
RSA Insurance Group plc	171,438	1,118,586
Sage Group plc (The)	181,348	1,388,432
Schroders plc	18,693	579,734
Segro plc (REIT)	168,096	1,260,883
Severn Trent plc	39,528	913,237
Smith & Nephew plc	146,203	2,719,147
Smiths Group plc	66,224	1,146,585
Spirax-Sarco Engineering plc (x)	12,265	976,542
SSE plc	171,602	2,359,396
St James’s Place plc	87,246	1,045,334
Standard Chartered plc	451,895	3,493,002
Standard Life Aberdeen plc	421,885	1,380,422
Taylor Wimpey plc	540,922	935,641
Tesco plc	1,614,914	3,913,164
Unilever NV (CVA)	365,060	19,835,533
Unilever plc	182,616	9,557,695
United Utilities Group plc	114,062	1,068,097
Vodafone Group plc	4,461,094	8,668,487
Whitbread plc	30,699	1,787,054
Wm Morrison Supermarkets plc	361,657	980,238
WPP plc	204,707	2,198,614

		319,072,622

United States (0.9%)
Carnival plc	27,461	1,317,213
Ferguson plc	38,824	2,486,519
News Corp. (CHDI), Class B (x)	9,324	107,459
Reliance Worldwide Corp. Ltd. (x)	101,252	317,785
ResMed, Inc. (CHDI)	71,900	810,468
Shire plc	150,064	8,720,963
Sims Metal Management Ltd. (x)	22,520	159,241

		13,919,648

Total Common Stocks (98.7%) (Cost $1,446,865,236)		1,483,361,668

CLOSED END FUND:
United Kingdom (0.1%)
Scottish Mortgage Investment Trust plc (Cost $1,106,985)	241,288	1,436,284

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.2%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $4,702,431, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $4,955,144. (xx)	$4,700,000	$4,700,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $973,640, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $992,955. (xx)	973,485	973,485
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $400,057, collateralized by various Common Stocks; total market value $445,285. (xx)	400,000	400,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $2,501,172, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $2,550,000. (xx)	2,500,000	2,500,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $10,001,406, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $10,954,759. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		18,573,485

Total Short-Term Investments (1.2%) (Cost $18,573,485)		18,573,485

Total Investments in Securities (100.0%) (Cost $1,466,545,706)		1,503,371,437
Other Assets Less Liabilities (0.0%)		686,272

Net Assets (100%)		$1,504,057,709

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $1,193,942 or 0.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $20,728,665. This was collateralized by $3,182,369 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 2/15/48 and by cash of $18,573,485 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System
(CHESS)	Depository Interest
CVA	— Dutch Certification
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$266,462,224	17.7%
Industrials	201,017,134	13.4
Consumer Discretionary	175,688,649	11.7
Consumer Staples	167,267,749	11.1
Materials	145,290,381	9.7
Health Care	136,945,123	9.1
Energy	118,044,023	7.8
Information Technology	100,753,900	6.7
Communication Services	90,227,730	6.0
Utilities	50,573,172	3.4
Real Estate	31,091,583	2.1
Repurchase Agreements	18,573,485	1.2
Closed End Fund	1,436,284	0.1
Cash and Other	686,272	0.0 #

		100.0%

#	Less than 0.05%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	165	3/2019	EUR	5,622,310	(85,039)
FTSE 100 Index	30	3/2019	GBP	2,546,268	(2,712)
SPI 200 Index	21	3/2019	AUD	2,056,367	19,623
TOPIX Index	26	3/2019	JPY	3,542,813	(182,680)

					(250,808)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Closed End Fund	$—	$1,436,284	$—	$1,436,284
Common Stocks
Australia	—	161,598,927	78,906	161,677,833
Belgium	—	13,587,490	—	13,587,490
Chile	—	574,056	—	574,056
Finland	—	7,855,347	—	7,855,347
France	—	230,305,739	—	230,305,739
Germany	—	166,938,960	—	166,938,960
Ireland	—	11,752,514	—	11,752,514
Italy	—	29,187,083	—	29,187,083
Japan	—	368,018,198	—	368,018,198
Jersey	—	—	1,304,752	1,304,752
Jordan	—	508,154	—	508,154
Mexico	—	338,290	—	338,290
Netherlands	—	82,492,194	—	82,492,194
New Zealand	—	1,947,925	—	1,947,925
Russia	—	517,196	—	517,196
South Africa	—	3,646,748	—	3,646,748
Spain	—	61,154,877	—	61,154,877
Switzerland	—	8,058,527	—	8,058,527
United Arab Emirates	—	503,515	—	503,515
United Kingdom	—	319,056,335	16,287	319,072,622
United States	—	13,919,648	—	13,919,648
Futures	19,623	—	—	19,623
Short-Term Investments
Repurchase Agreements	—	18,573,485	—	18,573,485

Total Assets	$19,623	$1,501,971,492	$1,399,945	$1,503,391,060

Liabilities:
Futures	$(270,431)	$—	$—	$(270,431)

Total Liabilities	$(270,431)	$—	$—	$(270,431)

Total	$(250,808)	$1,501,971,492	$1,399,945	$1,503,120,629

(a)	Securities with a market value of $1,383,658 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

See Notes to Financial Statements.

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EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$19,623	*

Total		$19,623

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(270,431	)*

Total		$(270,431)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$11,221	$11,221
Equity contracts	(1,803,572)	—	(1,803,572)

Total	$(1,803,572)	$11,221	$(1,792,351)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(157,799)	$(157,799)

Total	$(157,799)	$(157,799)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $15,904,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$139,386,186
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$171,987,642

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$288,570,140
Aggregate gross unrealized depreciation	(263,435,862)

Net unrealized appreciation	$25,134,278

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,477,986,351

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,447,972,221)	$1,484,797,952
Repurchase Agreements (Cost $18,573,485)	18,573,485
Cash	10,471,923
Foreign cash (Cost $2,434,613)	2,438,789
Cash held as collateral at broker for futures	2,440,000
Dividends, interest and other receivables	5,370,555
Receivable for securities sold	2,431,975
Receivable for Portfolio shares sold	207,951
Due from Custodian	121,703
Securities lending income receivable	61,578
Other assets	7,854

Total assets	1,526,923,765

LIABILITIES
Payable for return of collateral on securities loaned	18,573,485
Payable for securities purchased	2,823,743
Investment management fees payable	519,097
Payable for Portfolio shares redeemed	344,221
Distribution fees payable – Class IB	160,329
Administrative fees payable	124,795
Distribution fees payable – Class IA	119,521
Due to broker for futures variation margin	19,980
Trustees’ fees payable	2,477
Accrued expenses	178,408

Total liabilities	22,866,056

NET ASSETS	$1,504,057,709

Net assets were comprised of:
Paid in capital	$1,530,111,495
Total distributable earnings (loss)	(26,053,786)

Net assets	$1,504,057,709

Class IA
Net asset value, offering and redemption price per share, $555,229,765 / 66,913,057 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.30

Class IB
Net asset value, offering and redemption price per share, $741,350,168 / 90,803,394 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.16

Class K
Net asset value, offering and redemption price per share, $207,477,776 / 25,020,466 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.29

(x)	Includes value of securities on loan of $20,728,665.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $4,718,975 foreign withholding tax)	$56,332,615
Interest	215,691
Securities lending (net)	680,234

Total income	57,228,540

EXPENSES
Investment management fees	6,993,480
Distribution fees – Class IB	2,185,381
Administrative fees	1,698,885
Distribution fees – Class IA	1,630,607
Custodian fees	298,000
Printing and mailing expenses	140,125
Professional fees	84,879
Trustees’ fees	43,019
Miscellaneous	521,839

Total expenses	13,596,215

NET INVESTMENT INCOME (LOSS)	43,632,325

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(25,331,336)
Futures contracts	(1,803,572)
Forward foreign currency contracts	11,221
Foreign currency transactions	(390,292)

Net realized gain (loss)	(27,513,979)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(285,910,513)
Futures contracts	(157,799)
Foreign currency translations	(220,657)

Net change in unrealized appreciation (depreciation)	(286,288,969)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(313,802,948)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(270,170,623)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$43,632,325	$42,411,151
Net realized gain (loss)	(27,513,979)	8,815,760
Net change in unrealized appreciation (depreciation)	(286,288,969)	316,555,680

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(270,170,623)	367,782,591

Distributions to shareholders: (a)
Class IA	(15,514,747)	(17,318,830)
Class IB	(21,173,013)	(23,231,384)
Class K	(6,378,228)	(6,420,307)

Total distributions to shareholders	(43,065,988)	(46,970,521)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,353,823 and 4,689,796 shares, respectively ]	22,961,106	42,255,402
Capital shares issued in reinvestment of dividends [ 1,809,677 and 1,746,680 shares, respectively ]	15,514,747	17,318,830
Capital shares repurchased [ (6,079,281) and (7,475,952) shares, respectively ]	(59,054,973)	(70,563,161)

Total Class IA transactions	(20,579,120)	(10,988,929)

Class IB
Capital shares sold [ 5,806,544 and 7,586,917 shares, respectively ]	56,050,506	70,390,737
Capital shares issued in reinvestment of dividends [ 2,509,998 and 2,380,224 shares, respectively ]	21,173,013	23,231,384
Capital shares repurchased [ (10,888,030) and (10,479,960) shares, respectively ]	(103,547,123)	(97,368,117)

Total Class IB transactions	(26,323,604)	(3,745,996)

Class K
Capital shares sold [ 3,682,857 and 1,297,655 shares, respectively ]	34,216,020	12,047,395
Capital shares issued in reinvestment of dividends [ 744,817 and 647,757 shares, respectively ]	6,378,228	6,420,307
Capital shares repurchased [ (3,090,385) and (7,805,035) shares, respectively ]	(30,278,248)	(76,076,437)

Total Class K transactions	10,316,000	(57,608,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(36,586,724)	(72,343,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(349,823,335)	248,468,410
NET ASSETS:
Beginning of year	1,853,881,044	1,605,412,634

End of year (b)	$1,504,057,709	$1,853,881,044

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $17,318,830, $23,231,384 and $6,420,307 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(10,048,845) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.05	$8.37	$8.42	$8.82	$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.22	0.22	0.22	0.30
Net realized and unrealized gain (loss)	(1.75)	1.72	(0.04)	(0.40)	(0.97)

Total from investment operations	(1.51)	1.94	0.18	(0.18)	(0.67)

Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.23)	(0.22)	(0.30)

Net asset value, end of year	$8.30	$10.05	$8.37	$8.42	$8.82

Total return	(15.12)%	23.16%	2.16%	(2.05)%	(6.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$555,230	$691,902	$584,652	$609,682	$655,835
Ratio of expenses to average net assets (f)	0.81%	0.79%	0.79%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets (f)	2.47%	2.35%	2.63%	2.39%	3.05%
Portfolio turnover rate^	8%	6%	8%	6%	8%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.90	$8.24	$8.29	$8.69	$9.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.22	0.21	0.21	0.29
Net realized and unrealized gain (loss)	(1.74)	1.70	(0.03)	(0.40)	(0.95)

Total from investment operations	(1.50)	1.92	0.18	(0.19)	(0.66)

Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.23)	(0.21)	(0.29)

Net asset value, end of year	$8.16	$9.90	$8.24	$8.29	$8.69

Total return	(15.25)%	23.29%	2.15%	(2.12)%	(6.85)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$741,350	$923,965	$773,661	$815,348	$803,688
Ratio of expenses to average net assets (f)	0.81%	0.79%	0.79%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets (f)	2.47%	2.34%	2.63%	2.38%	3.04%
Portfolio turnover rate^	8%	6%	8%	6%	8%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.05	$8.36	$8.41	$8.82	$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.25	0.24	0.25	0.32
Net realized and unrealized gain (loss)	(1.76)	1.72	(0.04)	(0.42)	(0.97)

Total from investment operations	(1.50)	1.97	0.20	(0.17)	(0.65)

Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.25)	(0.24)	(0.32)

Net asset value, end of year	$8.29	$10.05	$8.36	$8.41	$8.82

Total return	(14.98)%	23.59%	2.42%	(1.91)%	(6.65)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$207,478	$238,014	$247,099	$246,719	$157,184
Ratio of expenses to average net assets (f)	0.56%	0.54%	0.54%	0.53%	0.54%
Ratio of net investment income (loss) to average net assets (f)	2.70%	2.67%	2.88%	2.71%	3.29%
Portfolio turnover rate^	8%	6%	8%	6%	8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(12.40)%	4.39%	11.23%
Portfolio – Class IB Shares	(12.39)	4.39	11.13
Portfolio – Class K Shares*	(12.19)	4.65	5.73
Russell 1000® Value Index	(8.27)	5.95	11.18

* Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.39)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned (8.27)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection within information technology was the largest driver of relative returns. Most notably, Microsoft Corp., Cisco Systems and NetApp Inc. were top performers within the sector. NetApp’s stock performed well after reporting sales and profits exceeding expectations due to strong product adoption, expanding their customer base and expanding new cloud partnerships. Microsoft also contributed to relative performance after reporting earnings in April and July that beat expectations and providing strong guidance on optimism around sales of Azure and Office 365.

•

An underweight to consumer staples also helped relative returns. Not owning Philip Morris International was a top contributor. Kimberly-Clark Corp. also boosted relative and absolute returns for the portfolio. Kimberly-Clark, the maker of Huggies diapers and Kleenex tissues, benefitted from managing expenses and discretionary spending, while returning capital back to shareholders by increasing dividends and re-purchasing stock. Also, investors favored a new incoming CEO, with speculation of brand divestments, mergers or a boost to current dividend increases and stock buybacks.

What hurt performance during the year:

•

Stock selection in financials was a large relative detractor for the period. Within banks, Citigroup; within insurance, American International Group (AIG) and Allstate; and, within diversified financials, State Street and Morgan Stanley were the largest detractors. Many of the large banks and interest rate sensitive financial stocks were down for the period due to concerns over a flattening yield curve, possibly signaling a recession.

•

Another large driver of underperformance was stock selection and an overweight in the energy sector. Devon Energy and Haliburton were two of the largest detractors on a relative and absolute basis. Since the third quarter, oil prices have deteriorated amid weaker inventory data and concerns over global demand destruction caused by a potential trade war. Oil prices dropped from around $75 to the mid $40s during the fourth quarter.

•

Stock selection within health care also hurt relative performance. Mylan, Cardinal Health and McKesson Corp. were the largest detractors within the sector. In May, Cardinal Health’s stock hit a 3-year low after reporting an over 30% drop in earnings from the prior year due to a higher than expected tax rate on its medical devices division, with most business derived from outside the U.S.

How derivatives contributed/detracted from performance during the year:

•

The Portfolio used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the portfolio’s performance relative to the benchmark for the reporting period.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

At the close of the reporting period, the Portfolio’s financials sector weighting was overweight, as we have a favorable view of large banks within financials. We also maintained a constructive view on the long–term prospects for our energy holdings as we believe supply and demand for oil should balance over time.

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EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	28.9%
Energy	16.0
Health Care	15.2
Information Technology	8.8
Consumer Discretionary	7.0
Industrials	6.0
Consumer Staples	4.7
Communication Services	4.4
Investment Company	3.1
Materials	2.3
Closed End Fund	0.4
Cash and Other	3.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$877.40	$4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	877.50	4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	878.60	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.4%)
Diversified Telecommunication Services (1.2%)
Verizon Communications, Inc.	45,050	$2,532,711

Media (2.6%)
CBS Corp. (Non-Voting), Class B	33,218	1,452,291
Charter Communications, Inc., Class A*	6,826	1,945,206
Comcast Corp., Class A	58,603	1,995,432

		5,392,929

Wireless Telecommunication Services (0.6%)
Vodafone Group plc	662,843	1,287,990

Total Communication Services		9,213,630

Consumer Discretionary (7.0%)
Automobiles (2.0%)
General Motors Co.	120,929	4,045,075

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	81,217	4,003,998

Internet & Direct Marketing Retail (1.6%)
eBay, Inc.*	121,026	3,397,200

Specialty Retail (1.5%)
Advance Auto Parts, Inc.	10,035	1,580,111
Gap, Inc. (The)	54,787	1,411,313

		2,991,424

Total Consumer Discretionary		14,437,697

Consumer Staples (4.7%)
Food Products (2.4%)
Archer-Daniels-Midland Co.	39,477	1,617,373
Bunge Ltd.	14,924	797,538
Danone SA (London Stock Exchange)	12,151	852,115
Danone SA (Turquoise Stock Exchange)	23,189	1,634,348

		4,901,374

Household Products (2.3%)
Kimberly-Clark Corp.	28,534	3,251,164
Reckitt Benckiser Group plc	20,211	1,543,433

		4,794,597

Total Consumer Staples		9,695,971

Energy (16.0%)
Energy Equipment & Services (0.6%)
Halliburton Co.	45,022	1,196,685

Oil, Gas & Consumable Fuels (15.4%)
Anadarko Petroleum Corp.	28,326	1,241,812
BP plc (ADR)	102,406	3,883,235
Canadian Natural Resources Ltd.	73,620	1,776,328
Chevron Corp.	36,280	3,946,901
Devon Energy Corp.	110,301	2,486,184
Encana Corp.	116,794	675,069
Exxon Mobil Corp.	7,683	523,904
Hess Corp.	54,072	2,189,916
Marathon Oil Corp.	240,016	3,441,829
Noble Energy, Inc.	75,968	1,425,160
Occidental Petroleum Corp.	28,212	1,731,653
Royal Dutch Shell plc (ADR), Class A	77,933	4,541,156
Suncor Energy, Inc.	142,532	3,986,620

		31,849,767

Total Energy		33,046,452

Financials (28.9%)
Banks (18.3%)
Bank of America Corp.	370,255	9,123,083
Citigroup, Inc.	177,722	9,252,208
Citizens Financial Group, Inc.	74,389	2,211,585
Fifth Third Bancorp	128,589	3,025,699
JPMorgan Chase & Co.	77,564	7,571,798
KeyCorp	46,172	682,422
PNC Financial Services Group, Inc. (The)	24,258	2,836,003
Wells Fargo & Co.	66,703	3,073,674

		37,776,472

Capital Markets (5.1%)
Bank of New York Mellon Corp. (The)	55,911	2,631,731
Goldman Sachs Group, Inc. (The)	10,946	1,828,529
Morgan Stanley	89,476	3,547,723
State Street Corp.	41,096	2,591,925

		10,599,908

Consumer Finance (0.8%)
Ally Financial, Inc.	76,328	1,729,592

Insurance (4.7%)
Allstate Corp. (The)	24,648	2,036,664
American International Group, Inc.	113,271	4,464,010
MetLife, Inc.	76,814	3,153,983

		9,654,657

Total Financials		59,760,629

Health Care (15.2%)
Biotechnology (1.2%)
Gilead Sciences, Inc.	37,995	2,376,587

Health Care Equipment & Supplies (1.1%)
Medtronic plc	25,828	2,349,315

Health Care Providers & Services (4.3%)
Anthem, Inc.	15,141	3,976,481
Cardinal Health, Inc.	34,932	1,557,967
CVS Health Corp.	29,168	1,911,087
McKesson Corp.	13,303	1,469,583

		8,915,118

Pharmaceuticals (8.6%)
Allergan plc	23,834	3,185,652
Bristol-Myers Squibb Co.	21,118	1,097,714
Merck & Co., Inc.	38,964	2,977,239
Mylan NV*	66,648	1,826,155
Novartis AG (ADR)	23,555	2,021,255
Pfizer, Inc.	80,822	3,527,880
Sanofi (ADR)	71,843	3,118,705

		17,754,600

Total Health Care		31,395,620

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrials (6.0%)
Aerospace & Defense (1.2%)
Arconic, Inc.	57,946	$976,970
Textron, Inc.	32,770	1,507,092

		2,484,062

Building Products (1.6%)
Johnson Controls International plc	113,398	3,362,251

Electrical Equipment (1.8%)
Eaton Corp. plc	36,979	2,538,978
Emerson Electric Co.	19,855	1,186,336

		3,725,314

Industrial Conglomerates (0.3%)
General Electric Co.	81,178	614,518

Machinery (1.1%)
Caterpillar, Inc.	6,670	847,557
Ingersoll-Rand plc	14,566	1,328,856

		2,176,413

Total Industrials		12,362,558

Information Technology (8.8%)
Communications Equipment (2.5%)
Cisco Systems, Inc.	119,012	5,156,790

IT Services (0.9%)
Cognizant Technology Solutions Corp., Class A	27,984	1,776,424

Semiconductors & Semiconductor Equipment (3.6%)
Intel Corp.	88,035	4,131,483
QUALCOMM, Inc.	59,087	3,362,641

		7,494,124

Software (1.5%)
Microsoft Corp.	31,066	3,155,374

Technology Hardware, Storage & Peripherals (0.3%)
NetApp, Inc.	10,333	616,570

Total Information Technology		18,199,282

Materials (2.3%)
Chemicals (0.8%)
CF Industries Holdings, Inc.	36,159	1,573,278

Containers & Packaging (1.5%)
International Paper Co.	76,935	3,105,097

Total Materials		4,678,375

Total Common Stocks (93.3%) (Cost $173,687,743)		192,790,214

CLOSED END FUND:
Altaba, Inc.*	15,082	873,851

Total Closed End Fund (0.4%) (Cost $250,461)		873,851

SHORT-TERM INVESTMENT:
Investment Company (3.1%)
JPMorgan Prime Money Market Fund, IM Shares	6,326,405	6,327,037

Total Short-Term Investment (3.1%) (Cost $6,327,087)		6,327,037

Total Investments in Securities (96.8%) (Cost $180,265,291)		199,991,102
Other Assets Less Liabilities (3.2%)		6,579,484

Net Assets (100%)		$206,570,586

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
USD	— United States Dollar

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	1,525,447	CAD	2,041,940	CIBC World Markets, Inc.	1/18/2019	29,117
USD	1,525,167	CAD	2,041,956	Royal Bank of Canada	1/18/2019	28,825

Total unrealized appreciation						57,942

USD	1,036,683	CHF	1,026,663	Royal Bank of Canada	1/18/2019	(9,345)
USD	2,577,975	EUR	2,267,887	Goldman Sachs	1/18/2019	(23,835)
USD	2,577,328	EUR	2,267,872	Royal Bank of Canada	1/18/2019	(24,465)
USD	1,728,587	GBP	1,368,793	Goldman Sachs	1/18/2019	(17,424)
USD	1,728,039	GBP	1,368,780	Royal Bank of Canada	1/18/2019	(17,957)

Total unrealized depreciation						(93,026)

Net unrealized depreciation						(35,084)

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Fund	$873,851	$—	$—	$873,851
Common Stocks
Communication Services	7,925,640	1,287,990	—	9,213,630
Consumer Discretionary	14,437,697	—	—	14,437,697
Consumer Staples	5,666,075	4,029,896	—	9,695,971
Energy	33,046,452	—	—	33,046,452
Financials	59,760,629	—	—	59,760,629
Health Care	31,395,620	—	—	31,395,620
Industrials	12,362,558	—	—	12,362,558
Information Technology	18,199,282	—	—	18,199,282
Materials	4,678,375	—	—	4,678,375
Forward Currency Contracts	—	57,942	—	57,942
Short-Term Investment
Investment Company	6,327,037	—	—	6,327,037

Total Assets	$194,673,216	$5,375,828	$—	$200,049,044

Liabilities:
Forward Currency Contracts	$—	$(93,026)	$—	$(93,026)

Total Liabilities	$—	$(93,026)	$—	$(93,026)

Total	$194,673,216	$5,282,802	$—	$199,956,018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$57,942

Total		$57,942

	Liability Derivatives
Foreign exchange contracts	Payables	$(93,026)

Total		$(93,026)

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$510,309	$510,309

Total	$510,309	$510,309

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$337,735	$337,735

Total	$337,735	$337,735

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $17,736,000 during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
CIBC World Markets, Inc.	$29,117	$—	$—	$29,117
Royal Bank of Canada	28,825	(28,825)	—	—

Total	$57,942	$(28,825)	$—	$29,117

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Goldman Sachs International	$41,259	$—	$—	$41,259
Royal Bank of Canada	51,767	(28,825)	—	22,942

Total	$93,026	$(28,825)	$—	$64,201

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$44,622,624
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$40,990,036

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,944,334
Aggregate gross unrealized depreciation	(20,255,636)

Net unrealized appreciation	$18,688,698

Federal income tax cost of investments in securities and derivative instruments, if applicable	$181,267,320

For the year ended December 31, 2018, the Portfolio incurred approximately $740 as brokerage commissions with Invesco Capital Markets, Inc. and $7,385 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $180,265,291)	$199,991,102
Cash	6,546,000
Foreign cash (Cost $1,947)	1,904
Dividends, interest and other receivables	280,465
Receivable for Portfolio shares sold	105,911
Unrealized appreciation on forward foreign currency contracts	57,942
Other assets	997

Total assets	206,984,321

LIABILITIES
Investment management fees payable	113,070
Unrealized depreciation on forward foreign currency contracts	93,026
Distribution fees payable – Class IB	29,432
Payable for Portfolio shares redeemed	24,419
Administrative fees payable	17,484
Distribution fees payable – Class IA	10,511
Accrued expenses	125,793

Total liabilities	413,735

NET ASSETS	$206,570,586

Net assets were comprised of:
Paid in capital	$186,482,156
Total distributable earnings (loss)	20,088,430

Net assets	$206,570,586

Class IA
Net asset value, offering and redemption price per share, $47,929,950 / 3,145,370 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.24

Class IB
Net asset value, offering and redemption price per share, $133,584,719 / 8,759,646 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.25

Class K
Net asset value, offering and redemption price per share, $25,055,917 / 1,648,387 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $47,632 foreign withholding tax)	$5,629,063
Interest	84,157

Total income	5,713,220

EXPENSES
Investment management fees	1,531,384
Distribution fees – Class IB	390,507
Administrative fees	228,866
Distribution fees – Class IA	126,607
Custodian fees	37,000
Professional fees	36,598
Printing and mailing expenses	28,558
Trustees’ fees	5,669
Miscellaneous	4,028

Gross expenses	2,389,217
Less: Waiver from investment manager	(106,287)

Net expenses	2,282,930

NET INVESTMENT INCOME (LOSS)	3,430,290

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	11,095,899
Net distributions of realized gain received from underlying funds	(492)
Forward foreign currency contracts	510,309
Foreign currency transactions	(152,474)

Net realized gain (loss)	11,453,242

Change in unrealized appreciation (depreciation) on:
Investments in securities	(44,385,854)
Forward foreign currency contracts	337,735
Foreign currency translations	(1,314)

Net change in unrealized appreciation (depreciation)	(44,049,433)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,596,191)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,165,901)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,430,290	$2,851,743
Net realized gain (loss)	11,453,242	5,650,803
Net change in unrealized appreciation (depreciation)	(44,049,433)	28,592,794

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,165,901)	37,095,340

Distributions to shareholders: (a)
Class IA	(3,081,152)	(349,035)
Class IB	(8,614,973)	(1,156,548)
Class K	(1,684,449)	(286,506)

Total distributions to shareholders	(13,380,574)	(1,792,089)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 834,740 and 472,643 shares, respectively ]	15,502,888	7,826,722
Capital shares issued in reinvestment of dividends [ 192,210 and 19,401 shares, respectively ]	3,081,152	349,035
Capital shares repurchased [ (383,733) and (530,271) shares, respectively ]	(7,075,813)	(9,026,402)

Total Class IA transactions	11,508,227	(850,645)

Class IB
Capital shares sold [ 561,159 and 473,164 shares, respectively ]	10,391,634	7,917,206
Capital shares issued in reinvestment of dividends [ 537,007 and 64,248 shares, respectively ]	8,614,973	1,156,548
Capital shares repurchased [ (915,632) and (1,114,217) shares, respectively ]	(16,956,705)	(18,622,705)

Total Class IB transactions	2,049,902	(9,548,951)

Class K
Capital shares sold [ 160,964 and 149,287 shares, respectively ]	3,000,741	2,438,635
Capital shares issued in reinvestment of dividends [ 105,355 and 15,933 shares, respectively ]	1,684,449	286,506
Capital shares repurchased [ (229,282) and (495,132) shares, respectively ]	(4,288,820)	(8,233,329)

Total Class K transactions	396,370	(5,508,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,954,499	(15,907,784)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,591,976)	19,395,467
NET ASSETS:
Beginning of year	235,162,562	215,767,095

End of year (b)	$206,570,586	$235,162,562

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $349,035, $1,156,548 and $286,506 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(127,897) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016		2015		2014
Net asset value, beginning of year	$18.53	$15.82		$13.79		$15.05		$14.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.21		0.27	##	0.18		0.17
Net realized and unrealized gain (loss)	(2.51)	2.64		2.13		(1.12)		1.08

Total from investment operations	(2.24)	2.85		2.40		(0.94)		1.25

Less distributions:
Dividends from net investment income	(0.28)	(0.14)		(0.37)		(0.32)		(0.21)
Distributions from net realized gains	(0.77)	—		—		—		—

Total dividends and distributions	(1.05)	(0.14)		(0.37)		(0.32)		(0.21)

Net asset value, end of year	$15.24	$18.53		$15.82		$13.79		$15.05

Total return	(12.40)%	18.01	%(gg)	17.37%		(6.19	)%(aa)	8.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,930	$46,356		$40,192		$39,420		$42,002
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%		1.00%		1.00%		1.02%**
Before waivers (f)	1.04%	1.06%		1.07%		1.07%		1.09%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.43%	1.27%		1.93	%(dd)	1.25%		1.14%
Before waivers (f)	1.39%	1.21%		1.86	%(dd)	1.18%		1.06%
Portfolio turnover rate^	18%	14%		18%		17%		16%

	Year Ended December 31,
Class IB	2018	2017		2016		2015		2014
Net asset value, beginning of year	$18.54	$15.83		$13.80		$15.06		$14.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.21		0.27	##	0.18		0.17
Net realized and unrealized gain (loss)	(2.50)	2.64		2.13		(1.12)		1.08

Total from investment operations	(2.24)	2.85		2.40		(0.94)		1.25

Less distributions:
Dividends from net investment income	(0.28)	(0.14)		(0.37)		(0.32)		(0.21)
Distributions from net realized gains	(0.77)	—		—		—		—

Total dividends and distributions	(1.05)	(0.14)		(0.37)		(0.32)		(0.21)

Net asset value, end of year	$15.25	$18.54		$15.83		$13.80		$15.06

Total return	(12.39)%	18.00	%(hh)	17.36%		(6.18	)%(bb)	8.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$133,585	$159,018		$144,933		$136,196		$153,654
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%		1.00%		1.00%		1.02%**
Before waivers (f)	1.05%	1.06%		1.07%		1.07%		1.08%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.42%	1.27%		1.93	%(ee)	1.24%		1.15%
Before waivers (f)	1.38%	1.21%		1.85	%(ee)	1.17%		1.09%
Portfolio turnover rate^	18%	14%		18%		17%		16%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016		2015		2014
Net asset value, beginning of year	$18.49	$15.78		$13.76		$15.02		$13.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.25		0.31	##	0.22		0.21
Net realized and unrealized gain (loss)	(2.50)	2.64		2.12		(1.12)		1.08

Total from investment operations	(2.19)	2.89		2.43		(0.90)		1.29

Less distributions:
Dividends from net investment income	(0.33)	(0.18)		(0.41)		(0.36)		(0.25)
Distributions from net realized gains	(0.77)	—		—		—		—

Total dividends and distributions	(1.10)	(0.18)		(0.41)		(0.36)		(0.25)

Net asset value, end of year	$15.20	$18.49		$15.78		$13.76		$15.02

Total return	(12.19)%	18.33	%(ii)	17.63%		(5.96	)%(cc)	9.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,056	$29,789		$30,642		$28,260		$34,851
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%		0.75%		0.75%		0.77%**
Before waivers (f)	0.80%	0.81%		0.82%		0.82%		0.83%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.67%	1.52%		2.18	%(ff)	1.50%		1.40%
Before waivers (f)	1.63%	1.46%		2.11	%(ff)	1.43%		1.34%
Portfolio turnover rate^	18%	14%		18%		17%		16%
**	Includes Shareholder, Audit and Legal Expenses relating to the merger of 0.02%.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.23, $0.23 and $0.27 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)%..
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.16)%.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.64% after waivers and 1.57% before waivers.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.64% after waivers and 1.56% before waivers.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.89% after waivers and 1.82% before waivers.
(gg)	Includes a litigation payment. Without this payment, the total return would have been 17.57%.
(hh)	Includes a litigation payment. Without this payment, the total return would have been 17.55%.
(ii)	Includes a litigation payment. Without this payment, the total return would have been 17.88%.

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(1.24)%
FTSE EPRA/NAREIT Global (Net) Index	(1.53)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.24)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Global (Net) Index, which returned (1.53)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Real Estate	$190,377,238	97.0%
Consumer Discretionary	1,864,688	0.9
Health Care	492,759	0.3
Information Technology	276,487	0.1
Cash and Other	3,337,720	1.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$987.60	$2.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.77	6.50

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.28%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.1%)
Dexus (REIT)	152,306	$1,139,053
Goodman Group (REIT)	314,231	2,352,010
GPT Group (The) (REIT)	215,261	809,629
Mirvac Group (REIT)	702,125	1,107,737
Scentre Group (REIT)	967,605	2,657,738

		8,066,167

Brazil (0.6%)
BR Malls Participacoes SA	134,100	453,951
BR Properties SA	70,500	149,202
Cyrela Brazil Realty SA Empreendimentos e Participacoes	37,100	148,681
LOG Commercial Properties e Participacoes SA*	3,607	16,771
MRV Engenharia e Participacoes SA	50,000	159,096
Multiplan Empreendimentos Imobiliarios SA	32,500	204,682

		1,132,383

Canada (1.8%)
Allied Properties REIT (REIT)	30,128	978,079
Canadian Apartment Properties REIT (REIT)	11,397	369,826
Chartwell Retirement Residences	49,211	492,759
H&R REIT (REIT)	32,119	485,832
Killam Apartment REIT (REIT)	30,529	356,455
RioCan REIT (REIT)	43,604	760,163

		3,443,114

Chile (0.1%)
Parque Arauco SA	74,580	166,015

China (5.7%)
Agile Group Holdings Ltd.	176,000	204,770
China Aoyuan Group Ltd.	165,000	103,728
China Evergrande Group	374,000	1,111,265
China Jinmao Holdings Group Ltd.	1,142,000	509,616
China Overseas Land & Investment Ltd.	592,000	2,037,514
China Resources Land Ltd.	344,000	1,313,413
China SCE Group Holdings Ltd.	215,000	77,844
China Vanke Co. Ltd., Class H	208,600	702,257
CIFI Holdings Group Co. Ltd.	700,000	368,381
Country Garden Holdings Co. Ltd.	843,000	1,015,477
Guangzhou R&F Properties Co. Ltd., Class H	134,400	201,303
Jiayuan International Group Ltd.	140,000	258,625
KWG Group Holdings Ltd.	367,500	321,821
Logan Property Holdings Co. Ltd.	282,000	350,898
Longfor Group Holdings Ltd.	194,000	580,780
Shimao Property Holdings Ltd.	253,500	670,562
Sino-Ocean Group Holding Ltd.	362,000	158,208
SOHO China Ltd.*	282,000	100,673
Sunac China Holdings Ltd.	286,000	919,744
Times China Holdings Ltd.	207,000	228,374

		11,235,253

France (2.2%)
Icade (REIT)	11,989	911,405
Klepierre SA (REIT)	22,453	691,286
Unibail-Rodamco-Westfield (REIT)	17,453	2,695,942

		4,298,633

Germany (5.6%)
Aroundtown SA	204,329	1,695,796
Deutsche Wohnen SE	58,593	2,685,704
Grand City Properties SA	78,522	1,702,874
LEG Immobilien AG	12,946	1,351,758
Vonovia SE	78,548	3,564,973

		11,001,105

Hong Kong (7.3%)
CK Asset Holdings Ltd.	500,500	3,639,517
Hang Lung Properties Ltd.	262,000	499,391
K Wah International Holdings Ltd.	156,000	73,707
Kerry Properties Ltd.	76,000	258,208
Link REIT (REIT)	381,500	3,841,937
New World Development Co. Ltd.	1,739,000	2,284,442
Sino Land Co. Ltd.	358,000	609,258
Sun Hung Kai Properties Ltd.	142,500	2,020,506
Swire Properties Ltd.	181,800	635,283
Wharf Real Estate Investment Co. Ltd.	59,000	350,712
Yuexiu REIT (REIT)	188,000	120,386

		14,333,347

Indonesia (0.2%)
Bumi Serpong Damai Tbk. PT*	1,347,200	117,917
Ciputra Development Tbk. PT	2,217,800	155,747
Pakuwon Jati Tbk. PT	2,945,000	126,957
Summarecon Agung Tbk. PT	1,691,800	94,849

		495,470

Ireland (0.3%)
Green REIT plc (REIT)	384,360	593,547

Japan (10.3%)
Activia Properties, Inc. (REIT)	16	64,829
Advance Residence Investment Corp. (REIT)	384	1,061,034
Daiwa Office Investment Corp. (REIT)	114	718,332
Fukuoka REIT Corp. (REIT)	257	389,955
GLP J-Reit (REIT)	744	759,977
Hulic Co. Ltd.	50,441	451,373
Invincible Investment Corp. (REIT)	549	226,619
Japan Hotel REIT Investment Corp. (REIT)	1,245	890,545
Japan Prime Realty Investment Corp. (REIT)	82	311,388
Japan Real Estate Investment Corp. (REIT)	239	1,342,154
Japan Rental Housing Investments, Inc. (REIT)	603	451,297
Japan Retail Fund Investment Corp. (REIT)	507	1,015,167

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Kenedix Office Investment Corp. (REIT)	82	$523,292
Mitsubishi Estate Co. Ltd.	152,280	2,386,373
Mitsui Fudosan Co. Ltd.	126,442	2,801,624
Mitsui Fudosan Logistics Park, Inc. (REIT)	118	333,364
Nippon Building Fund, Inc. (REIT)	181	1,139,897
Nippon Prologis REIT, Inc. (REIT)	231	487,641
Nomura Real Estate Master Fund, Inc. (REIT)	398	523,770
Orix JREIT, Inc. (REIT)	573	952,976
Sumitomo Realty & Development Co. Ltd.	55,911	2,042,077
Tokyo Tatemono Co. Ltd.	49,218	507,204
United Urban Investment Corp. (REIT)	508	787,706

		20,168,594

Malaysia (0.3%)
IOI Properties Group Bhd.	272,100	101,444
KLCCP Stapled Group (REIT)	164,900	305,751
Sime Darby Property Bhd.	840,100	202,341

		609,536

Malta (0.0%)
BGP Holdings plc (r)*	1,697,163	—

Mexico (0.4%)
Fibra Uno Administracion SA de CV (REIT)	418,500	465,100
Macquarie Mexico Real Estate Management SA de CV (REIT) (m)	278,600	250,789
PLA Administradora Industrial S de RL de CV (REIT)	65,400	77,741

		793,630

Netherlands (0.1%)
InterXion Holding NV*	5,105	276,487

Philippines (0.8%)
Ayala Land, Inc.	865,100	669,470
Robinsons Land Corp.	321,000	123,000
SM Prime Holdings, Inc.	1,204,100	819,645

		1,612,115

Singapore (2.7%)
Ascendas India Trust	391,900	310,643
Ascendas REIT (REIT)	341,200	641,542
CapitaLand Commercial Trust (REIT)	528,400	677,048
CapitaLand Ltd.	318,400	724,145
CapitaLand Retail China Trust (REIT)	106,900	106,429
City Developments Ltd.	202,900	1,204,095
Mapletree Commercial Trust (REIT)	442,200	534,921
Mapletree Logistics Trust (REIT)	807,100	745,224
Mapletree North Asia Commercial Trust (REIT) (m)	216,300	180,645
Yanlord Land Group Ltd.	95,000	84,578

		5,209,270

South Africa (0.9%)
Growthpoint Properties Ltd. (REIT)	448,040	722,938
Hyprop Investments Ltd. (REIT)	66,577	376,670
Redefine Properties Ltd. (REIT)	677,375	455,472
SA Corporate Real Estate Ltd. (REIT)	1,338,046	311,987

		1,867,067

Spain (0.9%)
Inmobiliaria Colonial SOCIMI SA (REIT)	65,991	613,379
Merlin Properties Socimi SA (REIT)	90,645	1,119,964

		1,733,343

Sweden (1.7%)
Fabege AB	84,034	1,118,729
Hufvudstaden AB, Class A	74,038	1,145,735
Wihlborgs Fastigheter AB	84,593	980,160

		3,244,624

Switzerland (0.7%)
Swiss Prime Site AG (Registered)	16,748	1,356,912

Thailand (0.6%)
AP Thailand PCL	740,900	136,429
Central Pattana PCL	296,700	680,103
Origin Property PCL, Class F	92,400	18,771
Supalai PCL	234,200	131,036
WHA Corp. PCL	1,317,100	172,904

		1,139,243

Turkey (0.0%)
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (REIT)	292,105	82,243

United Arab Emirates (0.1%)
Emaar Malls PJSC	470,390	228,815

United Kingdom (3.8%)
Assura plc (REIT)	665,356	447,760
Big Yellow Group plc (REIT)	51,870	576,399
Derwent London plc (REIT)	23,357	847,738
Grainger plc	201,385	538,428
Great Portland Estates plc (REIT)	9,257	77,574
Land Securities Group plc (REIT)	124,322	1,274,438
Segro plc (REIT)	188,053	1,410,579
Tritax Big Box REIT plc (REIT)	567,767	948,845
UNITE Group plc (The) (REIT)	65,772	674,786
Workspace Group plc (REIT)	57,766	582,761

		7,379,308

United States (47.1%)
Agree Realty Corp. (REIT)	14,094	833,237
Alexandria Real Estate Equities, Inc. (REIT)	15,812	1,822,175
American Assets Trust, Inc. (REIT)	7,189	288,782
American Campus Communities, Inc. (REIT)	42,153	1,744,713
American Homes 4 Rent (REIT), Class A	27,149	538,908

See Notes to Financial Statements.

1146

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
AvalonBay Communities, Inc. (REIT)	25,793	$4,489,272
Boston Properties, Inc. (REIT)	33,929	3,818,709
Corporate Office Properties Trust (REIT)	27,407	576,369
CyrusOne, Inc. (REIT)	19,951	1,055,009
Digital Realty Trust, Inc. (REIT)	16,470	1,754,878
Duke Realty Corp. (REIT)	41,880	1,084,692
EastGroup Properties, Inc. (REIT)	6,634	608,537
Empire State Realty Trust, Inc. (REIT), Class A	53,172	756,638
Equinix, Inc. (REIT)	4,961	1,749,050
Equity LifeStyle Properties, Inc. (REIT)	11,459	1,113,013
Equity Residential (REIT)	50,020	3,301,820
Essex Property Trust, Inc. (REIT)	8,546	2,095,565
Extra Space Storage, Inc. (REIT)	23,936	2,165,729
Federal Realty Investment Trust (REIT)	13,951	1,646,776
HCP, Inc. (REIT)	65,936	1,841,592
Healthcare Realty Trust, Inc. (REIT)	96,733	2,751,087
Highwoods Properties, Inc. (REIT)	11,868	459,173
Hilton Worldwide Holdings, Inc.	21,684	1,556,911
Hudson Pacific Properties, Inc. (REIT)	72,597	2,109,669
Invitation Homes, Inc. (REIT)	113,865	2,286,409
Kilroy Realty Corp. (REIT)	31,981	2,010,965
Liberty Property Trust (REIT)	33,074	1,385,139
Macerich Co. (The) (REIT)	26,300	1,138,264
Mid-America Apartment Communities, Inc. (REIT)	34,353	3,287,582
National Health Investors, Inc. (REIT)	16,161	1,220,802
National Retail Properties, Inc. (REIT)	45,386	2,201,675
Park Hotels & Resorts, Inc. (REIT)	66,714	1,733,230
Pebblebrook Hotel Trust (REIT)	18,130	513,260
PotlatchDeltic Corp. (REIT)	11,281	356,931
Prologis, Inc. (REIT)	102,764	6,034,302
Public Storage (REIT)	21,253	4,301,820
QTS Realty Trust, Inc. (REIT), Class A	9,510	352,345
Realty Income Corp. (REIT)	43,624	2,750,057
Regency Centers Corp. (REIT)	13,723	805,266
Retail Opportunity Investments Corp. (REIT)	143,758	2,282,877
SBA Communications Corp. (REIT)*	7,163	1,159,618
Simon Property Group, Inc. (REIT)	36,413	6,117,020
STAG Industrial, Inc. (REIT)	42,504	1,057,500
Sun Communities, Inc. (REIT)	17,331	1,762,736
Sunstone Hotel Investors, Inc. (REIT)	92,939	1,209,136
Terreno Realty Corp. (REIT)	12,323	433,400
Ventas, Inc. (REIT)	29,589	1,733,620
VICI Properties, Inc. (REIT)	94,471	1,774,165
Washington REIT (REIT)	65,630	1,509,490
Weingarten Realty Investors (REIT)	13,729	340,616
Welltower, Inc. (REIT)	28,623	1,986,722
Weyerhaeuser Co. (REIT)	29,172	637,700

		92,544,951

Total Investments in Securities (98.3%) (Cost $196,706,141)		193,011,172
Other Assets Less Liabilities (1.7%)		3,337,720

Net Assets (100%)		$196,348,892

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $431,434 or 0.2% of net assets.

(r)	Value determined using significant unobservable inputs.

Glossary:

JPY	— Japanese Yen
REIT	— Real Estate Investment Trust
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Real Estate	$190,377,238	97.0%
Consumer Discretionary	1,864,688	0.9
Health Care	492,759	0.3
Information Technology	276,487	0.1
Cash and Other	3,337,720	1.7

		100.0%

See Notes to Financial Statements.

1147

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	26,438	JPY	2,923,556	Goldman Sachs	1/4/2019	(235)
USD	34,111	JPY	3,779,428	Goldman Sachs	1/7/2019	(384)
USD	7,544	JPY	832,622	Goldman Sachs	1/8/2019	(56)

Net unrealized depreciation						(675)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Australia	$—	$8,066,167	$—		$8,066,167
Brazil	—	1,132,383	—		1,132,383
Canada	3,443,114	—	—		3,443,114
Chile	—	166,015	—		166,015
China	—	11,235,253	—		11,235,253
France	—	4,298,633	—		4,298,633
Germany	—	11,001,105	—		11,001,105
Hong Kong	—	14,333,347	—		14,333,347
Indonesia	—	495,470	—		495,470
Ireland	—	593,547	—		593,547
Japan	—	20,168,594	—		20,168,594
Malaysia	—	609,536	—		609,536
Malta	—	—	—	(a)	— (a)
Mexico	793,630	—	—		793,630
Netherlands	276,487	—	—		276,487
Philippines	—	1,612,115	—		1,612,115
Singapore	—	5,209,270	—		5,209,270
South Africa	—	1,867,067	—		1,867,067
Spain	—	1,733,343	—		1,733,343
Sweden	—	3,244,624	—		3,244,624
Switzerland	—	1,356,912	—		1,356,912
Thailand	—	1,139,243	—		1,139,243
Turkey	—	82,243	—		82,243
United Arab Emirates	—	228,815	—		228,815
United Kingdom	—	7,379,308	—		7,379,308
United States	92,544,951	—	—		92,544,951

Total Assets	$97,058,182	$95,952,990	$—		$193,011,172

Liabilities:
Forward Currency Contracts	$—	$(675)	$—		$(675)

Total Liabilities	$—	$(675)	$—		$(675)

Total	$97,058,182	$95,952,315	$—		$193,010,497

(a)	Value is zero.

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(675)

Total		$(675)

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,369	$1,369

Total	$1,369	$1,369

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(675)	$(675)

Total	$(675)	$(675)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $42,000 for one month during the period ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Goldman Sachs	$675	$—	$—	$675

Total	$675	$—	$—	$675

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$16,818,279
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,911,766

See Notes to Financial Statements.

1149

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,452,565
Aggregate gross unrealized depreciation	(8,826,742)

Net unrealized depreciation	$(4,374,177)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$197,384,674

For the period ended December 31, 2018, the Portfolio incurred approximately $35 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $196,706,141)	$193,011,172
Cash	2,482,361
Foreign cash (Cost $153,767)	153,529
Dividends, interest and other receivables	739,831
Receivable for securities sold	217,013
Receivable for Portfolio shares sold	125,465
Deferred offering cost	31,921
Other assets	253

Total assets	196,761,545

LIABILITIES
Payable for securities purchased	138,799
Investment management fees payable	123,392
Distribution fees payable – Class IB	42,853
Payable for Portfolio shares redeemed	29,072
Administrative fees payable	16,483
Unrealized depreciation on forward foreign currency contracts	675
Accrued expenses	61,379

Total liabilities	412,653

NET ASSETS	$196,348,892

Net assets were comprised of:
Paid in capital	$199,804,256
Total distributable earnings (loss)	(3,455,364)

Net assets	$196,348,892

Class IB
Net asset value, offering and redemption price per share, $196,348,892 / 13,125,922 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.96

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $39,809 foreign withholding tax)	$1,374,656
Interest	4,900

Total income	1,379,556

EXPENSES
Investment management fees	289,170
Distribution fees – Class IB	98,357
Administrative fees	37,596
Professional fees	36,488
Printing and mailing expenses	17,653
Custodian fees	13,000
Offering costs	7,709
Trustees’ fees	930
Miscellaneous	3,814

Gross expenses	504,717
Less: Waiver from investment manager	(2,595)

Net expenses	502,122

NET INVESTMENT INCOME (LOSS)	877,434

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	381,166
Forward foreign currency contracts	1,369
Foreign currency transactions	(11,829)

Net realized gain (loss)	370,706

Change in unrealized appreciation (depreciation) on:
Investments in securities	(3,694,969)
Forward foreign currency contracts	(675)
Foreign currency translations	2,593

Net change in unrealized appreciation (depreciation)	(3,693,051)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,322,345)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,444,911)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$877,434
Net realized gain (loss)	370,706
Net change in unrealized appreciation (depreciation)	(3,693,051)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,444,911)

Distributions to shareholders:
Class IB	(1,116,519)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 544,630 shares]	8,325,777
Capital shares sold in-kind (Note 8) [ 12,842,495 shares]	195,591,198
Capital shares issued in reinvestment of dividends [ 71,326 shares]	1,116,519
Capital shares repurchased [ (332,529) shares]	(5,123,172)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	199,910,322

TOTAL INCREASE (DECREASE) IN NET ASSETS	196,348,892
NET ASSETS:
Beginning of period	—

End of period	$196,348,892

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$15.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss)	(0.25)

Total from investment operations	(0.18)

Less distributions:
Dividends from net investment income	(0.09)

Net asset value, end of period	$14.96

Total return (b)	(1.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$196,349
Ratio of expenses to average net assets:
After waivers (a)(f)	1.28	%**(j)
Before waivers (a)(f)	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.23	%(l)
Before waivers (a)(f)	2.23	%(l)
Portfolio turnover rate^	8	%(z)
*	Commencement of Operations.
**	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1153

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(5.06)%
MSCI ACWI ex U.S. Growth (Net) Index	(4.85)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.06)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI ACWI ex U.S. Growth (Net) Index, which returned (4.85)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$34,565,082	21.5%
Consumer Staples	29,277,214	18.2
Industrials	25,996,765	16.1
Information Technology	23,430,462	14.6
Consumer Discretionary	13,405,189	8.3
Communication Services	8,772,147	5.4
Health Care	7,965,077	4.9
Energy	7,482,846	4.6
Materials	4,630,721	2.9
Investment Company	1,058,210	0.7
Cash and Other	4,468,086	2.8

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1154

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$949.40	$2.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.24	6.02

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.18%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

1155

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.6%)
Amcor Ltd.	267,728	$2,498,538
Brambles Ltd.	293,114	2,095,416
CSL Ltd.	8,788	1,147,679

		5,741,633

Brazil (3.5%)
B3 SA – Brasil Bolsa Balcao	462,600	3,195,534
Banco Bradesco SA (ADR)	251,769	2,489,996

		5,685,530

Canada (9.3%)
Canadian National Railway Co.	32,857	2,433,468
CGI Group, Inc., Class A*	84,181	5,148,779
Great-West Lifeco, Inc.	40,831	842,820
Nutrien Ltd.	45,397	2,132,183
PrairieSky Royalty Ltd.	152,208	1,970,052
Suncor Energy, Inc.	85,400	2,385,220

		14,912,522

China (7.1%)
Alibaba Group Holding Ltd. (ADR)*	12,692	1,739,693
Baidu, Inc. (ADR)*	12,094	1,918,108
Henan Shuanghui Investment & Development Co. Ltd., Class A	597,811	2,052,591
Kweichow Moutai Co. Ltd., Class A	32,596	2,798,452
New Oriental Education & Technology Group, Inc. (ADR)*	7,179	393,481
Wuliangye Yibin Co. Ltd., Class A	169,600	1,255,619
Yum China Holdings, Inc.	40,875	1,370,539

		11,528,483

Denmark (1.4%)
Carlsberg A/S, Class B	21,840	2,323,525

France (8.2%)
EssilorLuxottica SA	16,468	2,079,451
Pernod Ricard SA	13,673	2,245,072
Schneider Electric SE	48,763	3,318,665
Vinci SA	40,249	3,307,576
Vivendi SA	93,452	2,270,633

		13,221,397

Germany (7.8%)
Allianz SE (Registered)	17,570	3,525,709
Deutsche Boerse AG	28,033	3,371,172
Deutsche Post AG (Registered)	30,384	832,185
GEA Group AG	44,932	1,158,669
SAP SE	37,357	3,721,120

		12,608,855

Hong Kong (0.5%)
CK Hutchison Holdings Ltd.	85,000	812,285

Italy (3.4%)
FinecoBank Banca Fineco SpA	157,258	1,582,499
Intesa Sanpaolo SpA	791,258	1,753,646
Mediobanca Banca di Credito Finanziario SpA	250,244	2,116,012

		5,452,157

Japan (8.5%)
Asahi Group Holdings Ltd.	62,600	2,445,122
FANUC Corp.	18,600	2,796,281
Hoya Corp.	56,700	3,465,634
Japan Tobacco, Inc.	40,300	956,114
Kao Corp.	24,900	1,835,775
Keyence Corp.	4,400	2,217,514

		13,716,440

Macau (1.8%)
Galaxy Entertainment Group Ltd.	466,000	2,924,949

Mexico (2.2%)
Fomento Economico Mexicano SAB de CV (ADR)	40,724	3,504,300

Netherlands (4.5%)
ING Groep NV	187,526	2,009,684
Royal Dutch Shell plc, Class B	53,597	1,594,874
Wolters Kluwer NV	60,967	3,600,303

		7,204,861

Singapore (2.1%)
United Overseas Bank Ltd.	185,834	3,330,851

South Korea (2.7%)
NAVER Corp.*	21,164	2,305,982
Samsung Electronics Co. Ltd.	60,305	2,086,594

		4,392,576

Spain (1.4%)
Amadeus IT Group SA	31,882	2,219,916

Sweden (3.2%)
Investor AB, Class B	121,074	5,146,045

Switzerland (6.8%)
Cie Financiere Richemont SA (Registered)	40,965	2,632,715
Julius Baer Group Ltd.	48,930	1,748,454
Kuehne + Nagel International AG (Registered)	15,577	2,008,068
Novartis AG (Registered)	39,134	3,351,764
UBS Group AG (Registered)*	95,399	1,190,862

		10,931,863

Taiwan (2.1%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	92,233	3,404,320

Thailand (0.5%)
Kasikornbank PCL (NVDR)	144,000	819,381

Turkey (0.9%)
Akbank T.A.S.	1,115,718	1,442,417

United Kingdom (10.5%)
British American Tobacco plc	70,828	2,258,647
Compass Group plc	107,854	2,264,361
Informa plc	284,014	2,277,424
Reckitt Benckiser Group plc	37,261	2,845,474

See Notes to Financial Statements.

1156

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
RELX plc	176,925	$3,633,849
TechnipFMC plc	76,029	1,532,700
Unilever NV (CVA)	39,502	2,146,341

		16,958,796

United States (4.5%)
Broadcom, Inc.	18,217	4,632,219
Philip Morris International, Inc.	39,098	2,610,182

		7,242,401

Total Common Stocks (96.5%) (Cost $164,000,431)		155,525,503

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	1,058,104	1,058,210

Total Short-Term Investment (0.7%) (Cost $1,058,210)		1,058,210

Total Investments in Securities (97.2%) (Cost $165,058,641)		156,583,713
Other Assets Less Liabilities (2.8%)		4,468,086

Net Assets (100%)		$161,051,799

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt
BRL	— Brazilian Real
CVA	— Dutch Certification
JPY	— Japanese Yen
NVDR	— Non-voting Depository Receipt
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$34,565,082	21.5%
Consumer Staples	29,277,214	18.2
Industrials	25,996,765	16.1
Information Technology	23,430,462	14.6
Consumer Discretionary	13,405,189	8.3
Communication Services	8,772,147	5.4
Health Care	7,965,077	4.9
Energy	7,482,846	4.6
Materials	4,630,721	2.9
Investment Company	1,058,210	0.7
Cash and Other	4,468,086	2.8

		100.0%

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	162,546	USD	41,621	JPMorgan Chase Bank**	1/3/2019	318
JPY	25,619,631	USD	231,226	Goldman Sachs International	1/7/2019	2,605

Net unrealized appreciation						2,923

**	Non-deliverable forward.

See Notes to Financial Statements.

1157

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$5,741,633	$—	$5,741,633
Brazil	2,489,996	3,195,534	—	5,685,530
Canada	14,912,522	—	—	14,912,522
China	5,421,821	6,106,662	—	11,528,483
Denmark	—	2,323,525	—	2,323,525
France	—	13,221,397	—	13,221,397
Germany	—	12,608,855	—	12,608,855
Hong Kong	—	812,285	—	812,285
Italy	–	5,452,157	–	5,452,157
Japan	–	13,716,440	–	13,716,440
Macau	–	2,924,949	–	2,924,949
Mexico	3,504,300	—	—	3,504,300
Netherlands	—	7,204,861	—	7,204,861
Singapore	—	3,330,851	—	3,330,851
South Korea	—	4,392,576	—	4,392,576
Spain	—	2,219,916	—	2,219,916
Sweden	—	5,146,045	—	5,146,045
Switzerland	—	10,931,863	—	10,931,863
Taiwan	3,404,320	—	—	3,404,320
Thailand	—	819,381	—	819,381
Turkey	—	1,442,417	—	1,442,417
United Kingdom	—	16,958,796	—	16,958,796
United States	7,242,401	—	—	7,242,401
Forward Currency Contracts	—	2,923	—	2,923
Short-Term Investment
Investment Company	1,058,210	—	—	1,058,210

Total Assets	$38,033,570	$118,553,066	$—	$156,586,636

Total Liabilities	$—	$—	$—	$—

Total	$38,033,570	$118,553,066	$—	$156,586,636

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,923

Total		$2,923

See Notes to Financial Statements.

1158

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(249)	$(249)

Total	$(249)	$(249)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$2,923	$2,923

Total	$2,923	$2,923

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $397,000 for two months during the period ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Goldman Sachs International	$2,605	$—	$—	$2,605
JPMorgan Chase Bank	318	—	—	318

Total	$2,923	$—	$—	$2,923

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$29,892,099
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$13,998,305

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,612,546
Aggregate gross unrealized depreciation	(11,166,007)

Net unrealized depreciation	$(8,553,461)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$165,140,097

For the period ended December 31, 2018, the Portfolio incurred approximately $2,376 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1159

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $165,058,641)	$156,583,713
Cash	5,300,000
Foreign cash (Cost $267,292)	267,248
Receivable for securities sold	1,254,846
Dividends, interest and other receivables	227,007
Receivable for Portfolio shares sold	157,483
Deferred offering cost	27,009
Unrealized appreciation on forward foreign currency contracts	2,923
Other assets	206

Total assets	163,820,435

LIABILITIES
Payable for securities purchased	2,509,391
Investment management fees payable	78,005
Payable for Portfolio shares redeemed	70,473
Distribution fees payable – Class IB	34,418
Administrative fees payable	13,239
Accrued expenses	63,110

Total liabilities	2,768,636

NET ASSETS	$161,051,799

Net assets were comprised of:
Paid in capital	$169,887,390
Total distributable earnings (loss)	(8,835,591)

Net assets	$161,051,799

Class IB
Net asset value, offering and redemption price per share, $161,051,799 / 4,944,532 shares outstanding (unlimited amount authorized: $0.01 par value)	$32.57

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $83,108 foreign withholding tax)	$664,457
Interest	10,651

Total income	675,108

EXPENSES
Investment management fees	227,787
Distribution fees – Class IB	80,206
Professional fees	38,586
Administrative fees	30,656
Printing and mailing expenses	15,869
Custodian fees	14,000
Offering costs	6,523
Trustees’ fees	783
Miscellaneous	2,256

Gross expenses	416,666
Less: Waiver from investment manager	(37,197)

Net expenses	379,469

NET INVESTMENT INCOME (LOSS)	295,639

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(391,092)
Forward foreign currency contracts	(249)
Foreign currency transactions	1,033

Net realized gain (loss)	(390,308)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(8,474,928)
Forward foreign currency contracts	2,923
Foreign currency translations	(2,450)

Net change in unrealized appreciation (depreciation)	(8,474,455)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,864,763)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,569,124)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

1160

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$295,639
Net realized gain (loss)	(390,308)
Net change in unrealized appreciation (depreciation)	(8,474,455)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,569,124)

Distributions to shareholders:
Class IB	(353,196)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 757,759 shares]	25,938,898
Capital shares sold in-kind (Note 8) [ 4,319,306 shares]	148,497,729
Capital shares issued in reinvestment of dividends [ 10,543 shares]	353,196
Capital shares repurchased [ (143,076) shares]	(4,815,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	169,974,119

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,051,799
NET ASSETS:
Beginning of period	—

End of period	$161,051,799

* Commencement of Operations.

See Notes to Financial Statements.

1161

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$34.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06
Net realized and unrealized gain (loss)	(1.80)

Total from investment operations	(1.74)

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$32.57

Total return (b)	(5.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$161,052
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18	%(j)
Before waivers (a)(f)	1.20%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.92	%(l)
Before waivers (a)(f)	0.90	%(l)
Portfolio turnover rate^	9	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1162

EQ/IVY ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Ivy Investment Management Company

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(32.44)%
S&P Composite 1500® Energy Sector Index	(20.99)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (32.44)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P Composite 1500® Energy Sector Index, which returned (20.99)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Energy	93.5%
Information Technology	2.5
Repurchase Agreements	1.0
Cash and Other	3.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1163

EQ/IVY ENERGY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$675.60	$1.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.19	6.07

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.19%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

1164

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EQ/IVY ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Energy (89.4%)
Energy Equipment & Services (32.0%)
Apergy Corp.*	35,300	$955,924
Baker Hughes a GE Co.	37,978	816,527
C&J Energy Services, Inc.*	92,868	1,253,718
Cactus, Inc., Class A*	70,819	1,941,149
Core Laboratories NV	20,161	1,202,805
Dril-Quip, Inc.*	40,946	1,229,608
Ensco plc, Class A (x)	372,037	1,324,452
Frank’s International NV*	115,125	600,952
FTS International, Inc.*	116,534	828,557
Halliburton Co.	95,114	2,528,130
Helix Energy Solutions Group, Inc.*	163,832	886,331
Liberty Oilfield Services, Inc., Class A (x)	62,848	813,881
National Oilwell Varco, Inc.	26,854	690,148
Patterson-UTI Energy, Inc.	152,802	1,581,501
ProPetro Holding Corp.*	97,091	1,196,161
Schlumberger Ltd.	59,431	2,144,270
TechnipFMC plc	71,908	1,407,959
Transocean Ltd. (x)*	256,773	1,782,005

		23,184,078

Oil, Gas & Consumable Fuels (57.4%)
Anadarko Petroleum Corp.	45,256	1,984,023
Centennial Resource Development, Inc., Class A*	98,897	1,089,845
Chevron Corp.	12,140	1,320,711
Concho Resources, Inc.*	42,680	4,387,077
Continental Resources, Inc.*	84,380	3,391,232
Diamondback Energy, Inc.	30,247	2,803,897
EOG Resources, Inc.	33,816	2,949,093
Marathon Oil Corp.	152,543	2,187,467
Marathon Petroleum Corp.	43,072	2,541,679
Oasis Petroleum, Inc.*	274,143	1,516,011
Parsley Energy, Inc., Class A*	138,926	2,220,038
PBF Energy, Inc., Class A	45,553	1,488,217
Phillips 66	30,847	2,657,469
Pioneer Natural Resources Co.	22,133	2,910,932
Suncor Energy, Inc.	55,928	1,564,306
Valero Energy Corp.	30,828	2,311,175
Whiting Petroleum Corp.*	75,563	1,714,524
WPX Energy, Inc.*	220,021	2,497,238

		41,534,934

Total Energy		64,719,012

Information Technology (2.5%)
IT Services (2.5%)
WEX, Inc.*	12,628	1,768,678

Total Information Technology		1,768,678

Total Common Stocks (91.9%) (Cost $98,462,456)		66,487,690

MASTER LIMITED PARTNERSHIPS:
Energy (4.1%)
Oil, Gas & Consumable Fuels (4.1%)
Energy Transfer LP	75,800	1,001,318
Enterprise Products Partners LP	59,570	1,464,826
MPLX LP	15,562	471,529

Total Master Limited Partnerships (4.1%) (Cost $3,530,632)		2,937,673

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $650,408, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $663,416. (xx)	$650,303	650,303
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $100,016, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $102,000. (xx)	100,000	100,000

Total Repurchase Agreements		750,303

Total Short-Term Investments (1.0%) (Cost $750,303)		750,303

Total Investments in Securities (97.0%) (Cost $102,743,391)		70,175,666
Other Assets Less Liabilities (3.0%)		2,200,331

Net Assets (100%)		$72,375,997

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $866,583. This was collateralized by $205,654 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/15/19 - 11/15/46 and by cash of $750,303 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

1165

EQ ADVISORS TRUST

EQ/IVY ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Energy	$64,719,012	$—	$—	$64,719,012
Information Technology	1,768,678	—	—	1,768,678
Master Limited Partnerships
Energy	2,937,673	—	—	2,937,673
Short-Term Investments
Repurchase Agreements	—	750,303	—	750,303

Total Assets	$69,425,363	$750,303	$—	$70,175,666

Total Liabilities	$—	$—	$—	$—

Total	$69,425,363	$750,303	$—	$70,175,666

The Portfolio held no derivatives contracts during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,948,342
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,681,764

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(32,777,641)

Net unrealized depreciation	$(32,777,641)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$102,953,307

For the period ended December 31, 2018, the Portfolio incurred approximately $87 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $101,993,088)	$69,425,363
Repurchase Agreements (Cost $750,303)	750,303
Cash	2,685,834
Receivable for Portfolio shares sold	318,125
Dividends, interest and other receivables	29,948
Deferred offering cost	16,489
Securities lending income receivable	1,096
Other assets	105

Total assets	73,227,263

LIABILITIES
Payable for return of collateral on securities loaned	750,303
Investment management fees payable	28,694
Distribution fees payable – Class IB	16,371
Administrative fees payable	6,297
Payable for Portfolio shares redeemed	2,042
Accrued expenses	47,559

Total liabilities	851,266

NET ASSETS	$72,375,997

Net assets were comprised of:
Paid in capital	$106,541,850
Total distributable earnings (loss)	(34,165,853)

Net assets	$72,375,997

Class IB
Net asset value, offering and redemption price per share, $72,375,997 / 18,758,630 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.86

(x)	Includes value of securities on loan of $866,583.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $2,289 foreign withholding tax)	$266,806
Interest	2,884
Securities lending (net)	2,173

Total income	271,863

EXPENSES
Investment management fees	141,823
Distribution fees – Class IB	41,712
Professional fees	36,793
Administrative fees	15,938
Printing and mailing expenses	12,049
Offering costs	3,982
Custodian fees	2,100
Trustees’ fees	459
Miscellaneous	1,058

Gross expenses	255,914
Less: Waiver from investment manager	(58,043)

Net expenses	197,871

NET INVESTMENT INCOME (LOSS)	73,992

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(1,657,454)
Net change in unrealized appreciation (depreciation) on investments in securities	(32,567,725)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,225,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,151,187)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$73,992
Net realized gain (loss)	(1,657,454)
Net change in unrealized appreciation (depreciation)	(32,567,725)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,151,187)

Distributions to shareholders:
Class IB	(90,822)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,218,607 shares]	5,648,912
Capital shares sold in-kind (Note 8) [ 18,076,332 shares]	103,383,963
Capital shares issued in reinvestment of dividends [ 21,068 shares]	90,822
Capital shares repurchased [ (557,377) shares]	(2,505,691)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	106,618,006

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,375,997
NET ASSETS:
Beginning of period	—

End of period	$72,375,997

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$5.72

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#
Net realized and unrealized gain (loss)	(1.86)

Total from investment operations	(1.86)

Less distributions:
Dividends from net investment income	—	#

Net asset value, end of period	$3.86

Total return (b)	(32.44)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$72,376
Ratio of expenses to average net assets:
After waivers (a)(f)	1.19	%(j)
Before waivers (a)(f)	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.45	%(l)
Before waivers (a)(f)	0.28	%(l)
Portfolio turnover rate^	5	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.19% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1169

EQ/IVY MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Ivy Investment Management Company

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(8.89)%
Russell Midcap® Growth Index	(7.49)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (8.89)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned (7.49)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Consumer Discretionary	23.2%
Information Technology	22.3
Industrials	19.0
Health Care	17.7
Financials	6.8
Materials	3.5
Consumer Staples	3.0
Communication Services	2.6
Repurchase Agreements	0.8
Cash and Other	1.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$911.10	$2.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.10%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.6%)
Entertainment (2.3%)
Electronic Arts, Inc.*	72,090	$5,688,622

Interactive Media & Services (0.3%)
Twitter, Inc.*	21,472	617,105

Total Communication Services		6,305,727

Consumer Discretionary (23.2%)
Auto Components (1.4%)
BorgWarner, Inc.	98,900	3,435,786

Hotels, Restaurants & Leisure (4.9%)
Chipotle Mexican Grill, Inc.*	17,561	7,582,665
Dunkin’ Brands Group, Inc.	71,258	4,569,063

		12,151,728

Internet & Direct Marketing Retail (4.2%)
Duluth Holdings, Inc., Class B(x)*	48,600	1,226,178
GrubHub, Inc.*	56,800	4,362,808
MercadoLibre, Inc.	16,152	4,730,113

		10,319,099

Specialty Retail (9.5%)
National Vision Holdings, Inc.*	68,031	1,916,433
O’Reilly Automotive, Inc.*	14,461	4,979,356
Tiffany & Co.	49,407	3,977,758
Tractor Supply Co.	82,676	6,898,486
Ulta Beauty, Inc.*	22,173	5,428,837

		23,200,870

Textiles, Apparel & Luxury Goods (3.2%)
Burberry Group plc	158,400	3,484,977
Lululemon Athletica, Inc.*	36,090	4,388,905

		7,873,882

Total Consumer Discretionary		56,981,365

Consumer Staples (3.0%)
Food & Staples Retailing (1.8%)
Sprouts Farmers Market, Inc.*	187,600	4,410,476

Food Products (1.2%)
Hershey Co. (The)	28,107	3,012,508

Total Consumer Staples		7,422,984

Financials (5.9%)
Banks (2.7%)
First Republic Bank	50,400	4,379,760
SVB Financial Group*	10,855	2,061,582

		6,441,342

Capital Markets (3.2%)
CME Group, Inc.	20,372	3,832,380
MarketAxess Holdings, Inc.	19,244	4,066,450

		7,898,830

Total Financials		14,340,172

Health Care (17.7%)
Biotechnology (2.2%)
BioMarin Pharmaceutical, Inc.*	41,098	3,499,495
Seattle Genetics, Inc.*	31,926	1,808,927

		5,308,422

Health Care Equipment & Supplies (9.1%)
ABIOMED, Inc.*	14,944	4,857,398
DexCom, Inc.*	35,538	4,257,453
Edwards Lifesciences Corp.*	35,813	5,485,477
Glaukos Corp.*	46,700	2,623,139
Intuitive Surgical, Inc.*	10,400	4,980,768

		22,204,235

Health Care Providers & Services (1.1%)
Laboratory Corp. of America Holdings*	22,300	2,817,828

Health Care Technology (1.1%)
Cerner Corp.*	43,184	2,264,569
Veeva Systems, Inc., Class A*	4,219	376,841

		2,641,410

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	45,392	3,062,144

Pharmaceuticals (3.0%)
Zoetis, Inc.	86,291	7,381,332

Total Health Care		43,415,371

Industrials (19.0%)
Aerospace & Defense (2.0%)
Harris Corp.	26,600	3,581,690
Spirit AeroSystems Holdings, Inc., Class A	16,957	1,222,430

		4,804,120

Air Freight & Logistics (1.9%)
Expeditors International of Washington, Inc.	67,307	4,582,934

Building Products (2.5%)
AO Smith Corp.	83,204	3,552,811
Trex Co., Inc.*	44,877	2,663,899

		6,216,710

Machinery (5.9%)
Fortive Corp.	56,482	3,821,572
IDEX Corp.	33,078	4,176,428
Middleby Corp. (The)*	36,000	3,698,280
Wabtec Corp.	40,300	2,831,075

		14,527,355

Professional Services (4.7%)
CoStar Group, Inc.*	21,589	7,282,833
TransUnion	75,965	4,314,812

		11,597,645

Trading Companies & Distributors (2.0%)
Fastenal Co.	92,829	4,854,028

Total Industrials		46,582,792

Information Technology (22.3%)
Communications Equipment (2.8%)
Arista Networks, Inc.*	17,800	3,750,460
Palo Alto Networks, Inc.*	16,637	3,133,579

		6,884,039

Electronic Equipment, Instruments & Components (2.1%)
Coherent, Inc.*	12,861	1,359,536
Keysight Technologies, Inc.*	62,711	3,893,099

		5,252,635

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
IT Services (3.2%)
Jack Henry & Associates, Inc.	9,612	$1,216,111
Square, Inc., Class A*	77,891	4,368,906
Twilio, Inc., Class A(x)*	25,276	2,257,147

		7,842,164

Semiconductors & Semiconductor Equipment (6.6%)
Maxim Integrated Products, Inc.	80,155	4,075,882
Microchip Technology, Inc.	57,736	4,152,373
Monolithic Power Systems, Inc.	32,249	3,748,946
Teradyne, Inc.	78,931	2,476,855
Universal Display Corp.	17,039	1,594,339

		16,048,395

Software (7.6%)
Autodesk, Inc.*	25,782	3,315,823
DocuSign, Inc.*	15,054	603,364
Guidewire Software, Inc.*	60,616	4,863,222
Proofpoint, Inc.*	21,347	1,789,092
ServiceNow, Inc.*	31,100	5,537,355
Tyler Technologies, Inc.*	14,184	2,635,671

		18,744,527

Total Information Technology		54,771,760

Materials (3.5%)
Chemicals (3.5%)
Axalta Coating Systems Ltd.*	151,487	3,547,825
RPM International, Inc.	46,165	2,713,579
Scotts Miracle-Gro Co. (The)	36,136	2,220,919

Total Materials		8,482,323

Total Common Stocks (97.2%) (Cost $260,757,281)		238,302,494

MASTER LIMITED PARTNERSHIP:
Financials (0.9%)
Capital Markets (0.9%)
Oaktree Capital Group LLC (Cost $2,344,456)	55,157	2,192,490

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,056,405, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,077,533. (xx)	$1,056,235	1,056,235
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,000,164, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		2,056,235

Total Short-Term Investments (0.8%) (Cost $2,056,235)		2,056,235

Total Investments in Securities (98.9%) (Cost $265,157,972)		242,551,219
Other Assets Less Liabilities (1.1%)		2,654,672

Net Assets (100%)		$245,205,891

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $2,062,125. This was collateralized by cash of $2,056,235 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$6,305,727	$—	$—	$6,305,727
Consumer Discretionary	53,496,388	3,484,977	—	56,981,365
Consumer Staples	7,422,984	—	—	7,422,984
Financials	14,340,172	—	—	14,340,172
Health Care	43,415,371	—	—	43,415,371
Industrials	46,582,792	—	—	46,582,792
Information Technology	54,771,760	—	—	54,771,760
Materials	8,482,323	—	—	8,482,323
Master Limited Partnerships
Financials	2,192,490	—	—	2,192,490
Short-Term Investments
Repurchase Agreements	—	2,056,235	—	2,056,235

Total Assets	$237,010,007	$5,541,212	$—	$242,551,219

Total Liabilities	$—	$—	$—	$—

Total	$237,010,007	$5,541,212	$—	$242,551,219

The Portfolio held no derivatives contracts during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,108,496
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$18,262,964

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,715,440
Aggregate gross unrealized depreciation	(24,283,903)

Net unrealized depreciation	$(22,568,463)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$265,119,682

For the period ended December 31, 2018, the Portfolio incurred approximately $359 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $263,101,737)	$240,494,984
Repurchase Agreements (Cost $2,056,235)	2,056,235
Cash	4,850,111
Receivable for Portfolio shares sold	143,724
Dividends, interest and other receivables	104,187
Deferred offering cost	42,705
Securities lending income receivable	2,693
Other assets	325

Total assets	247,694,964

LIABILITIES
Payable for return of collateral on securities loaned	2,056,235
Payable for Portfolio shares redeemed	177,716
Investment management fees payable	117,517
Distribution fees payable – Class IB	53,246
Administrative fees payable	20,481
Accrued expenses	63,878

Total liabilities	2,489,073

NET ASSETS	$245,205,891

Net assets were comprised of:
Paid in capital	$268,906,823
Total distributable earnings (loss)	(23,700,932)

Net assets	$245,205,891

Class IB
Net asset value, offering and redemption price per share, $245,205,891 / 22,163,711 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.06

(x)	Includes value of securities on loan of $2,062,125.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends	$481,774
Interest	7,255
Securities lending (net)	5,468

Total income	494,497

EXPENSES
Investment management fees	426,747
Distribution fees – Class IB	125,513
Administrative fees	47,970
Professional fees	36,344
Printing and mailing expenses	21,248
Custodian fees	15,300
Offering costs	10,313
Trustees’ fees	1,227
Miscellaneous	1,640

Gross expenses	686,302
Less: Waiver from investment manager	(134,698)

Net expenses	551,604

NET INVESTMENT INCOME (LOSS)	(57,107)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(1,148,676)
Change in unrealized appreciation (depreciation) on:
Investments in securities	(22,606,753)
Foreign currency translations	142

Net change in unrealized appreciation (depreciation)	(22,606,611)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(23,755,287)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,812,394)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(57,107)
Net realized gain (loss)	(1,148,676)
Net change in unrealized appreciation (depreciation)	(22,606,611)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,812,394)

Distributions to shareholders:
Class IB	(24,364)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,051,223 shares]	12,526,271
Capital shares sold in-kind (Note 8) [ 21,446,622 shares]	260,404,882
Capital shares issued in reinvestment of dividends [ 2,094 shares]	24,364
Capital shares repurchased [ (336,228) shares]	(3,912,868)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	269,042,649

TOTAL INCREASE (DECREASE) IN NET ASSETS	245,205,891
NET ASSETS:
Beginning of period	—

End of period	$245,205,891

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$12.14

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#
Net realized and unrealized gain (loss)	(1.08)

Total from investment operations	(1.08)

Less distributions:
Dividends from net investment income	—	#

Net asset value, end of period	$11.06

Total return (b)	(8.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$245,206
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10	%(j)
Before waivers (a)(f)	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.11	)%(l)
Before waivers (a)(f)	(0.32	)%(l)
Portfolio turnover rate^	7	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1177

EQ/IVY SCIENCE AND TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Ivy Investment Management Company

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(11.60)%
85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index	(9.25)
S&P North American Technology Sector Index	(10.15)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (11.60)% for the period ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the 85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index and the S&P North American Technology Sector Index, which returned (9.25)% and (10.15)%, respectively.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	59.8%
Health Care	16.8
Communication Services	12.0
Consumer Discretionary	4.7
Repurchase Agreements	1.9
Investment Company	1.4
Real Estate	1.3
Materials	0.4
Cash and Other	1.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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EQ/IVY SCIENCE AND TECHNOLOGY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$884.00	$2.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.42	5.84

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (12.0%)
Diversified Telecommunication Services (1.5%)
Zayo Group Holdings, Inc.*	83,064	$1,897,182

Entertainment (2.6%)
HUYA, Inc. (ADR) (x)*	11,800	182,664
Netflix, Inc.*	11,400	3,051,324

		3,233,988

Interactive Media & Services (7.9%)
Alphabet, Inc., Class A*	3,200	3,343,872
Alphabet, Inc., Class C*	4,100	4,246,001
Facebook, Inc., Class A*	18,100	2,372,729

		9,962,602

Total Communication Services		15,093,772

Consumer Discretionary (4.7%)
Internet & Direct Marketing Retail (4.4%)
Alibaba Group Holding Ltd. (ADR)*	33,000	4,523,310
Amazon.com, Inc.*	700	1,051,379

		5,574,689

Professional Services (0.3%)
Upwork, Inc. (x)*	21,008	380,455

Total Consumer Discretionary		5,955,144

Health Care (16.8%)
Biotechnology (12.4%)
Allogene Therapeutics, Inc. (x)*	17,400	468,582
BioMarin Pharmaceutical, Inc.*	19,700	1,677,455
CRISPR Therapeutics AG (x)*	17,100	488,547
Evogene Ltd. (x)*	38,500	77,000
Immunomedics, Inc.*	30,919	441,214
Ionis Pharmaceuticals, Inc.*	61,936	3,348,260
Moderna, Inc. (x)*	26,300	401,601
Sage Therapeutics, Inc.*	6,046	579,146
Sarepta Therapeutics, Inc.*	14,565	1,589,479
Vertex Pharmaceuticals, Inc.*	39,075	6,475,118

		15,546,402

Health Care Equipment & Supplies (1.2%)
Medtronic plc	16,485	1,499,476

Health Care Providers & Services (0.1%)
Guardant Health, Inc. (x)*	3,100	116,529

Health Care Technology (3.1%)
Cerner Corp.*	74,700	3,917,268

Total Health Care		21,079,675

Information Technology (59.8%)
IT Services (11.4%)
Alliance Data Systems Corp.	12,400	1,860,992
Endava plc (ADR)*	5,000	121,200
Euronet Worldwide, Inc.*	67,543	6,915,052
WNS Holdings Ltd. (ADR)*	132,600	5,471,076

		14,368,320

Semiconductors & Semiconductor Equipment (21.3%)
ASML Holding NV (Registered) (NYRS)	16,600	2,583,292
Cypress Semiconductor Corp.	346,900	4,412,568
Marvell Technology Group Ltd.	129,700	2,099,843
Microchip Technology, Inc.	24,118	1,734,567
Micron Technology, Inc.*	151,001	4,791,262
QUALCOMM, Inc.	54,598	3,107,172
Rambus, Inc.*	149,390	1,145,821
Semtech Corp.*	56,845	2,607,480
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,696	394,789
Universal Display Corp.	41,491	3,882,313

		26,759,107

Software (19.2%)
ACI Worldwide, Inc.*	203,804	5,639,257
Aspen Technology, Inc.*	74,235	6,100,632
Ceridian HCM Holding, Inc. (x)*	10,600	365,594
Microsoft Corp.	107,891	10,958,489
Teradata Corp.*	27,392	1,050,757

		24,114,729

Technology Hardware, Storage & Peripherals (7.9%)
Apple, Inc.	38,851	6,128,357
HP, Inc.	184,298	3,770,737

		9,899,094

Total Information Technology		75,141,250

Materials (0.4%)
Chemicals (0.4%)
Marrone Bio Innovations, Inc. (x)*	313,500	460,845

Total Materials		460,845

Real Estate (1.3%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
QTS Realty Trust, Inc. (REIT), Class A	43,372	1,606,933

Total Real Estate		1,606,933

Total Common Stocks (95.0%) (Cost $135,172,152)		119,337,619

SHORT-TERM INVESTMENTS:
Investment Company (1.4%)
JPMorgan Prime Money Market Fund, IM Shares	1,784,040	1,784,218

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.9%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $420,208, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $428,612. (xx)	$420,140	420,140

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $2,000,322, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $2,040,522. (xx)	$2,000,000	$2,000,000

Total Repurchase Agreements		2,420,140

Total Short-Term Investments (3.3%) (Cost $4,204,380)		4,204,358

Total Investments in Securities (98.3%) (Cost $139,376,532)		123,541,977
Other Assets Less Liabilities (1.7%)		2,139,006

Net Assets (100%)		$125,680,983

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $2,457,669. This was collateralized by $16,850 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/15/19 - 11/15/47 and by cash of $2,420,140 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$15,093,772	$—	$—	$15,093,772
Consumer Discretionary	5,955,144	—	—	5,955,144
Health Care	21,079,675	—	—	21,079,675
Information Technology	75,141,250	—	—	75,141,250
Materials	460,845	—	—	460,845
Real Estate	1,606,933	—	—	1,606,933
Short-Term Investments
Investment Company	1,784,218	—	—	1,784,218
Repurchase Agreements	—	2,420,140	—	2,420,140

Total Assets	$121,121,837	$2,420,140	$—	$123,541,977

Total Liabilities	$—	$—	$—	$—

Total	$121,121,837	$2,420,140	$—	$123,541,977

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,642,738
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,402,808

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,177,393
Aggregate gross unrealized depreciation	(17,012,264)

Net unrealized depreciation	$(15,834,871)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$139,376,848

For the period ended December 31, 2018, the Portfolio incurred approximately $204 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $136,956,392)	$121,121,837
Repurchase Agreements (Cost $2,420,140)	2,420,140
Cash	4,200,000
Receivable for securities sold	551,502
Receivable for Portfolio shares sold	107,493
Dividends, interest and other receivables	105,388
Deferred offering cost	22,545
Securities lending income receivable	6,041
Other assets	165

Total assets	128,535,111

LIABILITIES
Payable for return of collateral on securities loaned	2,420,140
Payable for Portfolio shares redeemed	285,433
Investment management fees payable	54,506
Distribution fees payable – Class IB	27,193
Administrative fees payable	10,460
Accrued expenses	56,396

Total liabilities	2,854,128

NET ASSETS	$125,680,983

Net assets were comprised of:
Paid in capital	$141,893,674
Total distributable earnings (loss)	(16,212,691)

Net assets	$125,680,983

Class IB
Net asset value, offering and redemption price per share, $125,680,983 / 4,909,532 shares outstanding (unlimited amount authorized: $0.01 par value)	$25.60

(x)	Includes value of securities on loan of $2,457,669.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends	$240,939
Interest	8,153
Securities lending (net)	10,636

Total income	259,728

EXPENSES
Investment management fees	218,355
Distribution fees – Class IB	64,222
Professional fees	36,669
Administrative fees	24,546
Printing and mailing expenses	14,247
Custodian fees	10,000
Offering costs	5,444
Trustees’ fees	646
Miscellaneous	1,599

Gross expenses	375,728
Less: Waiver from investment manager	(81,317)

Net expenses	294,411

NET INVESTMENT INCOME (LOSS)	(34,683)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(413,119)
Net change in unrealized appreciation (depreciation) on investments in securities	(15,834,555)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,247,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,282,357)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(34,683)
Net realized gain (loss)	(413,119)
Net change in unrealized appreciation (depreciation)	(15,834,555)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,282,357)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 453,300 shares]	12,568,593
Capital shares sold in-kind (Note 8) [ 4,638,378 shares]	134,345,045
Capital shares repurchased [ (182,146) shares]	(4,950,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	141,963,340

TOTAL INCREASE (DECREASE) IN NET ASSETS	125,680,983
NET ASSETS:
Beginning of period	—

End of period	$125,680,983

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$28.96

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)
Net realized and unrealized gain (loss)	(3.35)

Total from investment operations	(3.36)

Net asset value, end of period	$25.60

Total return (b)	(11.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$125,681
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)
Before waivers (a)(f)	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.14	)%(l)
Before waivers (a)(f)	(0.34	)%(l)
Portfolio turnover rate^	2	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1185

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(15.38)%	6.24%	11.70%
Portfolio – Class IB Shares	(15.39)	6.22	11.60
Portfolio – Class K Shares*	(15.19)	6.50	11.59
Russell 1000® Value Index	(8.27)	5.95	11.18

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (15.39)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned (8.27)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in energy and industrial cyclicals contributed to Portfolio results.

•	Overweight allocations to health services and systems also added value.

•

General Electric (GE) and Johnson & Johnson were top contributors to results for the period. The Portfolio benefitted during GE’s fall from grace, as not owning the stock aided relative results. Earnings have declined materially over the past year, causing GE to cut its dividend again in November to a mere penny per share. In addition, new CEO Larry Culp revealed a deeper regulatory probe relating to a recent write-down of goodwill in the power division. GE has also been in the headlines for faulty wind turbines, leading to multiple power plant closures. Given the large benchmark weight of Johnson & Johnson, a Portfolio underweight led it to be a top contributor to performance. Johnson & Johnson has struggled with weakness in the medical device unit, elevated marketing expenses in the consumer unit and poor performance for the Remicade rheumatoid arthritis drug. In addition, the company has been in the news more recently for the wrong reasons: several lawsuits have been filed by consumers who allegedly faced health issues using Johnson & Johnson’s talcum powder products, and the company could face broader criminal charges for purposely withholding information affecting users’ safety.

What hurt performance during the year:

•	Stock selection in insurance and basic materials detracted from Portfolio results.

•	An overweight allocation to consumer cyclicals detracted from Portfolio results.

•

At the security level, overweight positions in Lincoln National and Lennar were top detractors from results for the period. Lincoln National has been penalized for its exposure to the long-term care market after news of General Electric’s charge related to its long-term care business, Genworth Financial, surfaced earlier in the year. Additionally, the downdraft in the 10-year Treasury yield weighed on life insurers (nearly one-third of earnings). Shares sold off further in the fourth quarter given the market sensitivity of Lincoln National’s operations. Shares of Lennar suffered this year on macro concerns as the U.S. housing market experienced a modest downturn, predominately due to higher interest rates and rising commodity costs, which led to worries about housing affordability and margin pressures.

Portfolio Positioning and Outlook

Our approach leads us to invest in companies with compelling valuations, combined with contrarian sentiment and risk control. The Portfolio continues to have large exposures to stocks identified as cheap within our dividend discount model, exhibiting good free cash flow and strong cash flow return-on-investment.

At year end, we were overweight in the more cyclical areas of the market, consumer cyclicals and basic materials in particular, as we’ve identified a few stock-specific opportunities that may benefit from secular growth. We continued to build our telecommunications weighting on weakness as sentiment has become overly negative. This is also a good method for us to increase domestic exposure. Alternatively, we were underweight to utilities, consumer staples and real estate investment trusts, given stretched valuations and lackluster earnings growth.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	23.6%
Health Care	15.4
Energy	11.9
Communication Services	11.0
Consumer Discretionary	10.7
Materials	9.1
Industrials	7.7
Information Technology	3.7
U.S. Government Agency Securities	3.4
Consumer Staples	1.9
Real Estate	1.7
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$879.50	$4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.99
Class IB
Actual	1,000.00	879.70	4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.99
Class K
Actual	1,000.00	880.50	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.53	3.72

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (11.0%)
Diversified Telecommunication Services (0.9%)
Verizon Communications, Inc.	96,100	$5,402,742

Entertainment (0.7%)
Electronic Arts, Inc.*	47,900	3,779,789

Interactive Media & Services (1.0%)
Alphabet, Inc., Class A*	5,300	5,538,288

Media (6.1%)
Altice USA, Inc., Class A	248,100	4,098,612
Charter Communications, Inc., Class A*	43,000	12,253,710
Comcast Corp., Class A	550,100	18,730,905

		35,083,227

Wireless Telecommunication Services (2.3%)
T-Mobile US, Inc.*	206,600	13,141,826

Total Communication Services		62,945,872

Consumer Discretionary (10.7%)
Auto Components (2.2%)
American Axle & Manufacturing Holdings, Inc.*	192,000	2,131,200
BorgWarner, Inc.	94,100	3,269,034
Delphi Technologies plc	226,800	3,247,776
Lear Corp.	18,800	2,309,768
Visteon Corp.*	22,700	1,368,356

		12,326,134

Automobiles (0.5%)
General Motors Co.	92,230	3,085,093

Hotels, Restaurants & Leisure (1.3%)
Caesars Entertainment Corp.*	555,400	3,771,166
International Game Technology plc	74,000	1,082,620
Royal Caribbean Cruises Ltd.	28,300	2,767,457

		7,621,243

Household Durables (2.8%)
Lennar Corp., Class A	406,952	15,932,171

Internet & Direct Marketing Retail (1.5%)
Expedia Group, Inc.	74,500	8,392,425

Multiline Retail (0.7%)
Dollar Tree, Inc.*	45,100	4,073,432

Specialty Retail (0.6%)
Best Buy Co., Inc.	40,200	2,128,992
Tiffany & Co.	12,100	974,171

		3,103,163

Textiles, Apparel & Luxury Goods (1.1%)
PVH Corp.	40,000	3,718,000
Tapestry, Inc.	80,500	2,716,875

		6,434,875

Total Consumer Discretionary		60,968,536

Consumer Staples (1.9%)
Food Products (1.5%)
Mondelez International, Inc., Class A	214,700	8,594,441

Tobacco (0.4%)
Philip Morris International, Inc.	36,100	2,410,036

Total Consumer Staples		11,004,477

Energy (11.9%)
Oil, Gas & Consumable Fuels (11.9%)
Chevron Corp.	100,300	10,911,637
Concho Resources, Inc.*	47,200	4,851,688
Diamondback Energy, Inc.	94,800	8,787,960
EOG Resources, Inc.	26,300	2,293,623
Marathon Petroleum Corp.	170,500	10,061,205
Occidental Petroleum Corp.	199,700	12,257,586
Parsley Energy, Inc., Class A*	52,400	837,352
Pioneer Natural Resources Co.	90,100	11,849,952
TransCanada Corp.	181,000	6,461,700

Total Energy		68,312,703

Financials (23.6%)
Banks (13.0%)
Bank of America Corp.	926,000	22,816,640
Cathay General Bancorp	41,700	1,398,201
Citigroup, Inc.	115,955	6,036,617
Citizens Financial Group, Inc.	212,300	6,311,679
Comerica, Inc.	40,200	2,761,338
East West Bancorp, Inc.	65,800	2,864,274
First Republic Bank	29,700	2,580,930
Huntington Bancshares, Inc.	219,800	2,620,016
IBERIABANK Corp.	35,100	2,256,228
KeyCorp	726,600	10,739,148
Regions Financial Corp.	179,600	2,403,048
SVB Financial Group*	19,900	3,779,408
Wells Fargo & Co.	173,723	8,005,156

		74,572,683

Capital Markets (3.2%)
Morgan Stanley	350,000	13,877,500
State Street Corp.	67,300	4,244,611

		18,122,111

Consumer Finance (0.3%)
Ally Financial, Inc.	74,500	1,688,170

Diversified Financial Services (2.3%)
Berkshire Hathaway, Inc., Class B*	64,600	13,190,028

Insurance (4.8%)
American International Group, Inc.	67,600	2,664,116
Athene Holding Ltd., Class A*	147,300	5,866,959
Hartford Financial Services Group, Inc. (The)	44,300	1,969,135
Lincoln National Corp.	282,300	14,484,813
Principal Financial Group, Inc.	55,100	2,433,767

		27,418,790

Total Financials		134,991,782

Health Care (15.4%)
Biotechnology (1.0%)
Alexion Pharmaceuticals, Inc.*	20,700	2,015,352
Biogen, Inc.*	4,800	1,444,416
Gilead Sciences, Inc.	37,200	2,326,860

		5,786,628

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care Equipment & Supplies (2.1%)
Boston Scientific Corp.*	70,900	$2,505,606
Medtronic plc	15,400	1,400,784
Zimmer Biomet Holdings, Inc.	79,200	8,214,624

		12,121,014

Health Care Providers & Services (6.8%)
Cigna Corp.	108,200	20,549,344
CVS Health Corp.	240,000	15,724,800
Universal Health Services, Inc., Class B	23,000	2,680,880

		38,955,024

Pharmaceuticals (5.5%)
Bristol-Myers Squibb Co.	62,900	3,269,542
Johnson & Johnson	21,800	2,813,290
Merck & Co., Inc.	111,800	8,542,638
Pfizer, Inc.	388,500	16,958,025

		31,583,495

Total Health Care		88,446,161

Industrials (7.7%)
Aerospace & Defense (1.2%)
General Dynamics Corp.	44,700	7,027,287

Airlines (1.9%)
Southwest Airlines Co.	229,600	10,671,808

Building Products (0.2%)
Owens Corning	25,400	1,117,092

Electrical Equipment (1.6%)
Eaton Corp. plc	133,500	9,166,110

Machinery (2.8%)
Ingersoll-Rand plc	23,500	2,143,905
PACCAR, Inc.	173,000	9,885,220
Stanley Black & Decker, Inc.	35,000	4,190,900

		16,220,025

Total Industrials		44,202,322

Information Technology (3.7%)
Semiconductors & Semiconductor Equipment (3.4%)
Analog Devices, Inc.	93,100	7,990,773
NXP Semiconductors NV	103,500	7,584,480
Texas Instruments, Inc.	39,100	3,694,950

		19,270,203

Software (0.3%)
LogMeIn, Inc.	22,000	1,794,540

Total Information Technology		21,064,743

Materials (9.1%)
Chemicals (6.9%)
Celanese Corp.	93,800	8,439,186
DowDuPont, Inc.	122,992	6,577,612
Eastman Chemical Co.	130,800	9,562,788
FMC Corp.	201,400	14,895,544

		39,475,130

Containers & Packaging (1.6%)
Avery Dennison Corp.	26,700	2,398,461
Crown Holdings, Inc.*	162,300	6,746,811

		9,145,272

Metals & Mining (0.6%)
United States Steel Corp.	189,800	3,461,952

Total Materials		52,082,354

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
American Campus Communities, Inc. (REIT)	39,500	1,634,905
Brixmor Property Group, Inc. (REIT)	137,600	2,021,344
Mid-America Apartment Communities, Inc. (REIT)	33,400	3,196,380
Prologis, Inc. (REIT)	48,000	2,818,560

Total Real Estate		9,671,189

Total Common Stocks (96.7%) (Cost $596,254,544)		553,690,139

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (3.4%)
FFCB 4.69%, 1/2/19 (o)(p)	$4,917,000	4,915,718
FHLB 4.59%, 1/2/19 (o)(p)	14,415,000	14,411,326

Total U.S. Government Agency Securities		19,327,044

Total Short-Term Investments (3.4%) (Cost $19,330,845)		19,327,044

Total Investments in Securities (100.1%) (Cost $615,585,389)		573,017,183
Other Assets Less Liabilities (-0.1%)		(434,408)

Net Assets (100%)		$572,582,775

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2018.
(p)	Yield to maturity.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$62,945,872	$—	$—	$62,945,872
Consumer Discretionary	60,968,536	—	—	60,968,536
Consumer Staples	11,004,477	—	—	11,004,477
Energy	68,312,703	—	—	68,312,703
Financials	134,991,782	—	—	134,991,782
Health Care	88,446,161	—	—	88,446,161
Industrials	44,202,322	—	—	44,202,322
Information Technology	21,064,743	—	—	21,064,743
Materials	52,082,354	—	—	52,082,354
Real Estate	9,671,189	—	—	9,671,189
Short-Term Investments
U.S. Government Agency Securities	—	19,327,044	—	19,327,044

Total Assets	$553,690,139	$19,327,044	$—	$573,017,183

Total Liabilities	$—	$—	$—	$—

Total	$553,690,139	$19,327,044	$—	$573,017,183

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$982,517,328
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$986,554,879

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,625,064
Aggregate gross unrealized depreciation	(65,664,881)

Net unrealized depreciation	$(44,039,817)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$617,057,000

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $615,585,389)	$573,017,183
Cash	728
Dividends, interest and other receivables	1,240,864
Receivable for Portfolio shares sold	389,370
Receivable for securities sold	104,271
Other assets	2,870

Total assets	574,755,286

LIABILITIES
Payable for securities purchased	1,389,916
Payable for Portfolio shares redeemed	303,453
Investment management fees payable	302,941
Administrative fees payable	48,553
Distribution fees payable – Class IB	45,112
Distribution fees payable – Class IA	3,548
Trustees’ fees payable	144
Accrued expenses	78,844

Total liabilities	2,172,511

NET ASSETS	$572,582,775

Net assets were comprised of:
Paid in capital	$620,106,727
Total distributable earnings (loss)	(47,523,952)

Net assets	$572,582,775

Class IA
Net asset value, offering and redemption price per share, $16,030,119 / 1,068,152 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.01

Class IB
Net asset value, offering and redemption price per share, $205,941,354 / 13,682,533 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.05

Class K
Net asset value, offering and redemption price per share, $350,611,302 / 23,372,169 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $27,648 foreign withholding tax)	$13,175,623
Interest	224,713

Total income	13,400,336

EXPENSES
Investment management fees	4,004,448
Administrative fees	648,381
Distribution fees – Class IB	566,156
Printing and mailing expenses	59,930
Professional fees	58,821
Custodian fees	51,000
Distribution fees – Class IA	45,214
Trustees’ fees	16,101
Miscellaneous	11,611

Total expenses	5,461,662

NET INVESTMENT INCOME (LOSS)	7,938,674

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	34,958,781
Net change in unrealized appreciation (depreciation) on investments in securities	(145,582,868)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(110,624,087)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(102,685,413)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,938,674	$6,201,552
Net realized gain (loss)	34,958,781	72,965,222
Net change in unrealized appreciation (depreciation)	(145,582,868)	24,346,983

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(102,685,413)	103,513,757

Distributions to shareholders: (a)
Class IA	(1,676,448)	(2,201,272)
Class IB	(21,065,582)	(21,217,716)
Class K	(37,614,068)	(46,477,840)

Total distributions to shareholders	(60,356,098)	(69,896,828)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 308,446 and 433,657 shares, respectively ]	5,893,848	8,461,747
Capital shares issued in reinvestment of dividends and distributions [ 101,593 and 115,257 shares, respectively ]	1,676,448	2,201,272
Capital shares repurchased [ (200,121) and (690,053) shares, respectively ]	(3,753,385)	(13,520,863)

Total Class IA transactions	3,816,911	(2,857,844)

Class IB
Capital shares sold [ 2,782,441 and 2,805,191 shares, respectively ]	53,036,847	55,420,410
Capital shares issued in reinvestment of dividends and distributions [ 1,274,258 and 1,108,049 shares, respectively ]	21,065,582	21,217,716
Capital shares repurchased [ (1,215,575) and (947,363) shares, respectively ]	(22,967,088)	(18,647,164)

Total Class IB transactions	51,135,341	57,990,962

Class K
Capital shares sold [ 1,257,231 and 253,423 shares, respectively ]	23,206,659	4,979,393
Capital shares issued in reinvestment of dividends and distributions [ 2,282,240 and 2,433,786 shares, respectively ]	37,614,068	46,477,840
Capital shares repurchased [ (3,012,359) and (1,930,022) shares, respectively ]	(57,116,151)	(38,131,323)

Total Class K transactions	3,704,576	13,325,910

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	58,656,828	68,459,028

TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,384,683)	102,075,957
NET ASSETS:
Beginning of year	676,967,458	574,891,501

End of year (b)	$572,582,775	$676,967,458

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $165,926, $1,606,048 and $4,439,069 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $2,035,346, $19,611,668 and $42,038,771 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $17,192 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016	2015		2014
Net asset value, beginning of year	$19.58	$18.56		$15.41	$15.88		$14.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.17		0.18	0.17		0.15
Net realized and unrealized gain (loss)	(3.09)	3.05		3.14	(0.53)		1.87

Total from investment operations	(2.89)	3.22		3.32	(0.36)		2.02

Less distributions:
Dividends from net investment income	(0.19)	(0.17)		(0.17)	(0.11)		(0.16)
Distributions from net realized gains	(1.49)	(2.03)		—	—		—

Total dividends and distributions	(1.68)	(2.20)		(0.17)	(0.11)		(0.16)

Net asset value, end of year	$15.01	$19.58		$18.56	$15.41		$15.88

Total return	(15.38)%	17.70	%(dd)	21.51%	(2.26	)%(aa)	14.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,030	$16,806		$18,548	$12,276		$11,930
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.98%		0.99%	1.00%		1.00%
Before waivers (f)	0.98%	0.98%		0.99%	1.00%		1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.04%	0.84%		1.09%	1.10%		1.04%
Before waivers (f)	1.04%	0.84%		1.09%	1.10%		1.03%
Portfolio turnover rate^	151%	120%		188%	174%		180%

	Year Ended December 31,
Class IB	2018	2017		2016	2015		2014
Net asset value, beginning of year	$19.63	$18.60		$15.44	$15.92		$14.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.17		0.18	0.17		0.15
Net realized and unrealized gain (loss)	(3.10)	3.06		3.15	(0.54)		1.87

Total from investment operations	(2.90)	3.23		3.33	(0.37)		2.02

Less distributions:
Dividends from net investment income	(0.19)	(0.17)		(0.17)	(0.11)		(0.16)
Distributions from net realized gains	(1.49)	(2.03)		—	—		—

Total dividends and distributions	(1.68)	(2.20)		(0.17)	(0.11)		(0.16)

Net asset value, end of year	$15.05	$19.63		$18.60	$15.44		$15.92

Total return	(15.39)%	17.72	%(ee)	21.53%	(2.31	)%(bb)	14.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$205,941	$212,854		$146,512	$113,919		$111,309
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.98%		0.99%	1.00%		1.00%
Before waivers (f)	0.98%	0.98%		0.99%	1.00%		1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.04%	0.84%		1.09%	1.10%		1.04%
Before waivers (f)	1.04%	0.84%		1.09%	1.10%		1.02%
Portfolio turnover rate^	151%	120%		188%	174%		180%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016	2015		2014
Net asset value, beginning of year	$19.58	$18.55		$15.40	$15.88		$14.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.21		0.22	0.24		0.19
Net realized and unrealized gain (loss)	(3.09)	3.06		3.14	(0.57)		1.87

Total from investment operations	(2.85)	3.27		3.36	(0.33)		2.06

Less distributions:
Dividends from net investment income	(0.24)	(0.21)		(0.21)	(0.15)		(0.20)
Distributions from net realized gains	(1.49)	(2.03)		—	—		—

Total dividends and distributions	(1.73)	(2.24)		(0.21)	(0.15)		(0.20)

Net asset value, end of year	$15.00	$19.58		$18.55	$15.40		$15.88

Total return	(15.19)%	18.04	%(ff)	21.83%	(2.07	)%(cc)	14.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$350,611	$447,308		$409,832	$243,311		$35,463
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%		0.74%	0.75%		0.75%
Before waivers (f)	0.73%	0.73%		0.74%	0.75%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.28%	1.08%		1.35%	1.56%		1.28%
Before waivers (f)	1.28%	1.08%		1.35%	1.56%		1.27%
Portfolio turnover rate^	151%	120%		188%	174%		180%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.45)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.50)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.26)%.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 17.46%.
(ee)	Includes a litigation payment. Without this payment, the total return would have been 17.48%.
(ff)	Includes a litigation payment. Without this payment, the total return would have been 17.79%.

See Notes to Financial Statements.

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(2.24)%	9.59%	14.63%
Portfolio – Class IB Shares	(2.24)	9.59	14.53
Portfolio – Class K Shares*	(1.99)	9.87	14.18
Russell 1000® Growth Index	(1.51)	10.40	15.29

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (2.24)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned (1.51)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year were information technology, consumer discretionary, health care, utilities and real estate.

•	The top five stocks that provided the most positive impact to performance for the year were Microsoft Corp., Amazon.com, Inc., Mastercard Inc., Visa Inc. and UnitedHealth Group Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were communication services, industrials, consumer staples, financials and materials.

•	The five stocks that provided the most negative impact to performance for the year were Facebook Inc., Apple Inc., Nvidia Corp., Altria Group Inc. and Celgene Corp.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	30.7%
Consumer Discretionary	14.8
Health Care	13.9
Communication Services	11.6
Industrials	11.5
Consumer Staples	5.9
Financials	4.3
Real Estate	2.3
Materials	1.8
Energy	0.7
Repurchase Agreements	0.6
Cash and Other	1.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$915.40	$3.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	914.90	3.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class K
Actual	1,000.00	916.60	2.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.69	2.54

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.75%, 0.75% and 0.50%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1196

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (11.6%)
Diversified Telecommunication Services (0.1%)
Zayo Group Holdings, Inc.*	24,441	$558,233

Entertainment (2.5%)
Activision Blizzard, Inc.	81,300	3,786,141
Electronic Arts, Inc.*	32,000	2,525,120
Lions Gate Entertainment Corp., Class A	300	4,830
Lions Gate Entertainment Corp., Class B	741	11,026
Live Nation Entertainment, Inc.*	14,800	728,900
Madison Square Garden Co. (The), Class A*	266	71,208
Netflix, Inc.*	45,058	12,060,225
Take-Two Interactive Software, Inc.*	7,200	741,168
Walt Disney Co. (The)	115,300	12,642,645

		32,571,263

Interactive Media & Services (8.3%)
Alphabet, Inc., Class A*	32,292	33,743,848
Alphabet, Inc., Class C*	32,979	34,153,382
Facebook, Inc., Class A*	256,898	33,676,759
IAC/InterActiveCorp*	8,000	1,464,320
Match Group, Inc. (x)	5,600	239,512
TripAdvisor, Inc.*	11,129	600,298
Twitter, Inc.*	77,143	2,217,090
Zillow Group, Inc., Class A*	4,300	135,149
Zillow Group, Inc., Class C (x)*	9,400	296,852

		106,527,210

Media (0.6%)
AMC Networks, Inc., Class A*	4,675	256,564
Cable One, Inc.	500	410,050
CBS Corp. (Non-Voting), Class B	35,000	1,530,200
Charter Communications, Inc., Class A*	13,366	3,808,909
Interpublic Group of Cos., Inc. (The)	4,200	86,646
Omnicom Group, Inc.	15,834	1,159,682
Sirius XM Holdings, Inc. (x)	138,700	791,977

		8,044,028

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	21,600	1,373,976

Total Communication Services		149,074,710

Consumer Discretionary (14.8%)
Auto Components (0.2%)
Aptiv plc	24,700	1,520,779
Garrett Motion, Inc. (x)*	4,939	60,947
Gentex Corp.	19,672	397,571
Lear Corp.	700	86,002
Visteon Corp.*	1,900	114,532

		2,179,831

Automobiles (0.4%)
Tesla, Inc.*	14,853	4,943,079
Thor Industries, Inc.	4,400	228,800

		5,171,879

Distributors (0.1%)
LKQ Corp.*	5,654	134,170
Pool Corp.	4,200	624,330

		758,500

Diversified Consumer Services (0.2%)
Bright Horizons Family Solutions, Inc.*	5,200	579,540
frontdoor, Inc.*	7,307	194,439
Grand Canyon Education, Inc.*	5,100	490,314
H&R Block, Inc.	4,000	101,480
Service Corp. International	8,800	354,288
ServiceMaster Global Holdings, Inc.*	14,615	536,955

		2,257,016

Hotels, Restaurants & Leisure (2.1%)
Chipotle Mexican Grill, Inc.*	2,673	1,154,175
Choice Hotels International, Inc.	3,623	259,334
Darden Restaurants, Inc.	6,700	669,062
Domino’s Pizza, Inc.	4,500	1,115,955
Dunkin’ Brands Group, Inc.	8,880	569,386
Extended Stay America, Inc.	12,200	189,100
Hilton Grand Vacations, Inc.*	10,340	272,873
Hilton Worldwide Holdings, Inc.	30,111	2,161,970
International Game Technology plc (x)	500	7,315
Las Vegas Sands Corp.	23,488	1,222,550
Marriott International, Inc., Class A	30,476	3,308,474
McDonald’s Corp.	16,313	2,896,699
MGM Resorts International	4,700	114,022
Six Flags Entertainment Corp.	7,690	427,795
Starbucks Corp.	130,422	8,399,177
Vail Resorts, Inc.	4,300	906,526
Wendy’s Co. (The)	20,000	312,200
Wyndham Destinations, Inc.	10,300	369,152
Wyndham Hotels & Resorts, Inc.	10,500	476,385
Wynn Resorts Ltd.	11,100	1,097,901
Yum China Holdings, Inc.	3,264	109,442
Yum! Brands, Inc.	9,864	906,699

		26,946,192

Household Durables (0.2%)
DR Horton, Inc.	21,800	755,588
Lennar Corp., Class A	16,500	645,975
Lennar Corp., Class B	900	28,197
NVR, Inc.*	400	974,796
PulteGroup, Inc.	8,700	226,113
Tempur Sealy International, Inc. (x)*	4,900	202,860
Toll Brothers, Inc.	7,400	243,682

		3,077,211

See Notes to Financial Statements.

1197

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (6.1%)
Amazon.com, Inc.*	43,999	$66,085,178
Booking Holdings, Inc.*	5,169	8,903,189
eBay, Inc.*	21,200	595,084
Expedia Group, Inc.	12,935	1,457,128
GrubHub, Inc. (x)*	9,700	745,057
Wayfair, Inc., Class A (x)*	6,100	549,488

		78,335,124

Leisure Products (0.1%)
Brunswick Corp.	900	41,805
Hasbro, Inc.	9,749	792,106
Mattel, Inc. (x)*	8,200	81,918
Polaris Industries, Inc.	6,300	483,084

		1,398,913

Multiline Retail (0.3%)
Dollar General Corp.	28,700	3,101,896
Dollar Tree, Inc.*	4,246	383,499
Nordstrom, Inc. (x)	12,643	589,290

		4,074,685

Specialty Retail (3.9%)
Advance Auto Parts, Inc.	2,292	360,898
AutoZone, Inc.*	2,414	2,023,753
Best Buy Co., Inc.	6,400	338,944
Burlington Stores, Inc.*	7,200	1,171,224
CarMax, Inc. (x)*	11,296	708,598
Floor & Decor Holdings, Inc., Class A (x)*	5,200	134,680
Gap, Inc. (The)	1,400	36,064
Home Depot, Inc. (The)	124,482	21,388,497
L Brands, Inc.	4,588	117,774
Lowe’s Cos., Inc.	88,184	8,144,674
Michaels Cos., Inc. (The) (x)*	1,688	22,855
O’Reilly Automotive, Inc.*	8,511	2,930,593
Ross Stores, Inc.	39,424	3,280,077
Tiffany & Co.	2,200	177,122
TJX Cos., Inc. (The)	133,592	5,976,906
Tractor Supply Co.	13,100	1,093,064
Ulta Beauty, Inc.*	6,100	1,493,524
Urban Outfitters, Inc.*	7,900	262,280
Williams-Sonoma, Inc. (x)	1,879	94,796

		49,756,323

Textiles, Apparel & Luxury Goods (1.2%)
Carter’s, Inc.	4,800	391,776
Columbia Sportswear Co.	400	33,636
Hanesbrands, Inc.	38,668	484,510
Lululemon Athletica, Inc.*	10,300	1,252,583
Michael Kors Holdings Ltd.*	8,200	310,944
NIKE, Inc., Class B	135,432	10,040,928
Skechers U.S.A., Inc., Class A*	6,600	151,074
Tapestry, Inc.	6,106	206,078
Under Armour, Inc., Class A (x)*	15,200	268,584
Under Armour, Inc., Class C*	15,537	251,233
VF Corp.	26,800	1,911,912

		15,303,258

Total Consumer Discretionary		189,258,932

Consumer Staples (5.9%)
Beverages (2.9%)
Brown-Forman Corp., Class A	5,500	260,810
Brown-Forman Corp., Class B	30,390	1,445,956
Coca-Cola Co. (The)	320,562	15,178,611
Constellation Brands, Inc., Class A	16,800	2,701,776
Keurig Dr Pepper, Inc.	19,300	494,852
Monster Beverage Corp.*	43,058	2,119,315
PepsiCo, Inc.	135,716	14,993,903

		37,195,223

Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	47,166	9,608,186
Sprouts Farmers Market, Inc.*	13,455	316,327
Sysco Corp.	51,336	3,216,714
US Foods Holding Corp.*	1,300	41,132

		13,182,359

Food Products (0.3%)
Campbell Soup Co. (x)	13,095	432,004
General Mills, Inc.	3,240	126,166
Hershey Co. (The)	13,769	1,475,762
Kellogg Co.	13,328	759,829
McCormick & Co., Inc. (Non-Voting)	788	109,721
Post Holdings, Inc.*	4,000	356,520

		3,260,002

Household Products (0.6%)
Church & Dwight Co., Inc.	22,336	1,468,815
Clorox Co. (The)	12,074	1,861,086
Colgate-Palmolive Co.	17,068	1,015,887
Energizer Holdings, Inc.	3,600	162,540
Kimberly-Clark Corp.	32,725	3,728,687
Spectrum Brands Holdings, Inc.	1,946	82,219

		8,319,234

Personal Products (0.3%)
Estee Lauder Cos., Inc. (The), Class A	23,074	3,001,927
Herbalife Nutrition Ltd.*	2,084	122,852
Nu Skin Enterprises, Inc., Class A	1,800	110,394

		3,235,173

Tobacco (0.8%)
Altria Group, Inc.	204,478	10,099,168

Total Consumer Staples		75,291,159

Energy (0.7%)
Energy Equipment & Services (0.2%)
Halliburton Co.	94,200	2,503,836
RPC, Inc. (x)	2,200	21,714

		2,525,550

Oil, Gas & Consumable Fuels (0.5%)
Anadarko Petroleum Corp.	18,200	797,888
Antero Resources Corp.*	13,800	129,582
Apache Corp.	2,500	65,625
Cabot Oil & Gas Corp.	34,500	771,075
Cheniere Energy, Inc.*	17,300	1,023,987

See Notes to Financial Statements.

1198

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cimarex Energy Co.	1,200	$73,980
Concho Resources, Inc.*	2,748	282,467
Continental Resources, Inc.*	4,490	180,453
Diamondback Energy, Inc.	2,800	259,560
EOG Resources, Inc.	7,000	610,470
Kosmos Energy Ltd.*	5,000	19,450
Newfield Exploration Co.*	7,800	114,348
ONEOK, Inc.	18,311	987,878
Parsley Energy, Inc., Class A*	19,700	314,806
Pioneer Natural Resources Co.	10,100	1,328,352

		6,959,921

Total Energy		9,485,471

Financials (4.3%)
Banks (0.2%)
BOK Financial Corp.	594	43,558
Comerica, Inc.	1,000	68,690
East West Bancorp, Inc.	1,100	47,883
Pinnacle Financial Partners, Inc.	3,400	156,740
Signature Bank	3,600	370,116
SVB Financial Group*	4,400	835,648
Synovus Financial Corp.	900	28,791
Texas Capital Bancshares, Inc.*	3,400	173,706
Western Alliance Bancorp*	6,300	248,787

		1,973,919

Capital Markets (2.2%)
Ameriprise Financial, Inc.	2,400	250,488
Cboe Global Markets, Inc.	11,130	1,088,848
Charles Schwab Corp. (The)	129,700	5,386,441
CME Group, Inc.	4,500	846,540
E*TRADE Financial Corp.	6,200	272,056
Eaton Vance Corp.	12,260	431,307
Evercore, Inc., Class A	4,300	307,708
FactSet Research Systems, Inc.	4,069	814,329
Interactive Brokers Group, Inc., Class A	7,200	393,480
Intercontinental Exchange, Inc.	31,275	2,355,946
Lazard Ltd., Class A	11,424	421,660
LPL Financial Holdings, Inc.	9,210	562,547
MarketAxess Holdings, Inc.	4,000	845,240
Moody’s Corp.	18,002	2,521,000
Morningstar, Inc.	1,935	212,540
MSCI, Inc.	9,391	1,384,515
Northern Trust Corp.	6,100	509,899
Raymond James Financial, Inc.	4,100	305,081
S&P Global, Inc.	27,182	4,619,309
SEI Investments Co.	14,075	650,265
State Street Corp.	2,500	157,675
T. Rowe Price Group, Inc.	23,636	2,182,075
TD Ameritrade Holding Corp.	30,400	1,488,384
Virtu Financial, Inc., Class A	4,400	113,344

		28,120,677

Consumer Finance (0.6%)
American Express Co.	52,200	4,975,704
Capital One Financial Corp.	3,900	294,801
Credit Acceptance Corp.*	1,100	419,936
Discover Financial Services	16,500	973,170
OneMain Holdings, Inc.*	500	12,145
Santander Consumer USA Holdings, Inc.	1,600	28,144
Synchrony Financial	27,800	652,188

		7,356,088

Diversified Financial Services (0.4%)
Berkshire Hathaway, Inc., Class B*	26,400	5,390,352
Voya Financial, Inc.	1,100	44,154

		5,434,506

Insurance (0.9%)
Alleghany Corp.	200	124,664
American International Group, Inc.	13,800	543,858
Aon plc	25,900	3,764,824
Arch Capital Group Ltd.*	6,600	176,352
Axis Capital Holdings Ltd.	900	46,476
Brown & Brown, Inc.	1,400	38,584
Erie Indemnity Co., Class A	2,043	272,353
Everest Re Group Ltd.	1,700	370,192
Markel Corp.*	200	207,610
Marsh & McLennan Cos., Inc.	25,500	2,033,625
Progressive Corp. (The)	62,500	3,770,625
RenaissanceRe Holdings Ltd.	400	53,480
Travelers Cos., Inc. (The)	5,600	670,600

		12,073,243

Total Financials		54,958,433

Health Care (13.9%)
Biotechnology (5.0%)
AbbVie, Inc.	163,659	15,087,723
Agios Pharmaceuticals, Inc. (x)*	5,000	230,550
Alexion Pharmaceuticals, Inc.*	19,190	1,868,339
Alkermes plc (x)*	16,500	486,915
Alnylam Pharmaceuticals, Inc.*	8,500	619,735
Amgen, Inc.	64,800	12,614,616
Biogen, Inc.*	20,609	6,201,660
BioMarin Pharmaceutical, Inc.*	18,949	1,613,507
Bluebird Bio, Inc.*	4,000	396,800
Celgene Corp.*	75,694	4,851,229
Exact Sciences Corp.*	12,900	813,990
Exelixis, Inc.*	31,600	621,572
Gilead Sciences, Inc.	104,080	6,510,204
Incyte Corp.*	18,900	1,201,851
Ionis Pharmaceuticals, Inc.*	13,400	724,404
Neurocrine Biosciences, Inc.*	9,600	685,536
Regeneron Pharmaceuticals, Inc.*	8,600	3,212,100
Sage Therapeutics, Inc.*	4,900	469,371
Sarepta Therapeutics, Inc. (x)*	7,100	774,823
Seattle Genetics, Inc.*	11,600	657,256
TESARO, Inc. (x)*	4,100	304,425
Vertex Pharmaceuticals, Inc.*	27,507	4,558,185

		64,504,791

Health Care Equipment & Supplies (2.5%)
ABIOMED, Inc.*	4,600	1,495,184
Align Technology, Inc.*	8,600	1,801,098
Baxter International, Inc.	5,956	392,024
Becton Dickinson and Co.	2,615	589,212

See Notes to Financial Statements.

1199

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Boston Scientific Corp.*	114,400	$4,042,896
Cantel Medical Corp.	3,900	290,355
Cooper Cos., Inc. (The)	800	203,600
DexCom, Inc.*	9,400	1,126,120
Edwards Lifesciences Corp.*	22,692	3,475,733
Hill-Rom Holdings, Inc.	4,600	407,330
ICU Medical, Inc.*	1,700	390,371
IDEXX Laboratories, Inc.*	9,294	1,728,870
Insulet Corp.*	6,200	491,784
Integra LifeSciences Holdings Corp.*	5,900	266,090
Intuitive Surgical, Inc.*	12,163	5,825,104
Masimo Corp.*	5,000	536,850
Penumbra, Inc. (x)*	3,300	403,260
ResMed, Inc.	15,132	1,723,081
Stryker Corp.	36,891	5,782,664
Teleflex, Inc.	1,000	258,480
Varian Medical Systems, Inc.*	9,890	1,120,636
West Pharmaceutical Services, Inc.	1,800	176,454

		32,527,196

Health Care Providers & Services (3.3%)
AmerisourceBergen Corp.	16,908	1,257,955
Centene Corp.*	19,370	2,233,361
Chemed Corp.	1,700	481,576
Cigna Corp.	11,526	2,189,018
CVS Health Corp.	10,523	689,467
DaVita, Inc.*	7,200	370,512
Encompass Health Corp.	10,500	647,850
HCA Healthcare, Inc.	21,000	2,613,450
Henry Schein, Inc.*	2,404	188,762
Humana, Inc.	14,100	4,039,368
Laboratory Corp. of America Holdings*	600	75,816
McKesson Corp.	2,571	284,018
Molina Healthcare, Inc.*	5,600	650,832
Premier, Inc., Class A*	1,803	67,342
UnitedHealth Group, Inc.	103,300	25,734,096
WellCare Health Plans, Inc.*	5,000	1,180,450

		42,703,873

Health Care Technology (0.2%)
athenahealth, Inc.*	4,300	567,299
Cerner Corp.*	15,240	799,186
Veeva Systems, Inc., Class A*	13,045	1,165,179

		2,531,664

Life Sciences Tools & Services (0.8%)
Bio-Techne Corp.	3,954	572,223
Bruker Corp.	4,300	128,011
Charles River Laboratories International, Inc.*	3,627	410,504
Illumina, Inc.*	15,891	4,766,188
Mettler-Toledo International, Inc.*	2,647	1,497,090
PRA Health Sciences, Inc.*	6,200	570,152
Thermo Fisher Scientific, Inc.	2,600	581,854
Waters Corp.*	7,542	1,422,798

		9,948,820

Pharmaceuticals (2.1%)
Bristol-Myers Squibb Co.	93,900	4,880,922
Catalent, Inc.*	3,600	112,248
Elanco Animal Health, Inc. (x)*	3,661	115,431
Eli Lilly & Co.	62,500	7,232,500
Jazz Pharmaceuticals plc*	5,800	718,968
Johnson & Johnson	52,214	6,738,217
Merck & Co., Inc.	18,800	1,436,508
Nektar Therapeutics*	16,800	552,216
Zoetis, Inc.	52,250	4,469,465

		26,256,475

Total Health Care		178,472,819

Industrials (11.5%)
Aerospace & Defense (3.3%)
Boeing Co. (The)	57,829	18,649,853
BWX Technologies, Inc.	10,700	409,061
Curtiss-Wright Corp.	300	30,636
General Dynamics Corp.	12,600	1,980,846
Harris Corp.	12,800	1,723,520
HEICO Corp.	4,126	319,682
HEICO Corp., Class A	8,113	511,119
Hexcel Corp.	1,900	108,946
Huntington Ingalls Industries, Inc.	3,900	742,209
Lockheed Martin Corp.	24,531	6,423,197
Northrop Grumman Corp.	17,500	4,285,750
Raytheon Co.	31,000	4,753,850
Spirit AeroSystems Holdings, Inc., Class A	11,400	821,826
Textron, Inc.	4,300	197,757
TransDigm Group, Inc.*	5,253	1,786,335

		42,744,587

Air Freight & Logistics (1.1%)
CH Robinson Worldwide, Inc.	14,658	1,232,591
Expeditors International of Washington, Inc.	18,476	1,258,031
FedEx Corp.	26,400	4,259,112
United Parcel Service, Inc., Class B	74,559	7,271,739
XPO Logistics, Inc.*	13,400	764,336

		14,785,809

Airlines (0.2%)
Delta Air Lines, Inc.	17,200	858,280
Southwest Airlines Co.	39,545	1,838,052

		2,696,332

Building Products (0.3%)
Allegion plc	8,466	674,825
AO Smith Corp.	15,300	653,310
Armstrong World Industries, Inc.	4,600	267,766
Fortune Brands Home & Security, Inc.	6,300	239,337
Lennox International, Inc.	3,668	802,778
Masco Corp.	22,375	654,245
Resideo Technologies, Inc.*	8,265	169,846

		3,462,107

See Notes to Financial Statements.

1200

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (0.6%)
Cintas Corp.	9,400	$1,579,106
Copart, Inc.*	21,808	1,041,986
KAR Auction Services, Inc.	13,500	644,220
Republic Services, Inc.	1,500	108,135
Rollins, Inc.	15,600	563,160
Waste Management, Inc.	39,000	3,470,610

		7,407,217

Construction & Engineering (0.0%)
Quanta Services, Inc.	4,500	135,450

Electrical Equipment (0.5%)
AMETEK, Inc.	4,723	319,747
Emerson Electric Co.	48,071	2,872,242
Hubbell, Inc.	4,000	397,360
Rockwell Automation, Inc.	13,012	1,958,046
Sensata Technologies Holding plc*	9,500	425,980

		5,973,375

Industrial Conglomerates (1.3%)
3M Co.	51,396	9,792,994
Honeywell International, Inc.	49,991	6,604,811
Roper Technologies, Inc.	2,073	552,496

		16,950,301

Machinery (2.2%)
Allison Transmission Holdings, Inc.	12,300	540,093
Caterpillar, Inc.	56,900	7,230,283
Cummins, Inc.	5,800	775,112
Deere & Co.	34,947	5,213,044
Donaldson Co., Inc.	12,880	558,863
Fortive Corp.	29,069	1,966,809
Gardner Denver Holdings, Inc.*	4,400	89,980
Graco, Inc.	17,748	742,754
IDEX Corp.	7,776	981,798
Illinois Tool Works, Inc.	35,700	4,522,833
Ingersoll-Rand plc	14,300	1,304,589
Lincoln Electric Holdings, Inc.	6,700	528,295
Middleby Corp. (The)*	3,400	349,282
Nordson Corp.	5,800	692,230
Parker-Hannifin Corp.	2,600	387,764
Toro Co. (The)	11,052	617,586
WABCO Holdings, Inc.*	5,547	595,415
Wabtec Corp.	3,334	234,213
Welbilt, Inc.*	14,000	155,540
Xylem, Inc.	10,800	720,576

		28,207,059

Professional Services (0.4%)
CoStar Group, Inc.*	3,900	1,315,626
Dun & Bradstreet Corp. (The)	1,740	248,367
Equifax, Inc.	3,500	325,955
Robert Half International, Inc.	12,705	726,726
TransUnion	19,832	1,126,458
Verisk Analytics, Inc.*	17,291	1,885,411

		5,628,543

Road & Rail (1.2%)
CSX Corp.	40,600	2,522,478
Genesee & Wyoming, Inc., Class A*	1,300	96,226
JB Hunt Transport Services, Inc.	9,370	871,785
Landstar System, Inc.	4,366	417,695
Old Dominion Freight Line, Inc.	7,100	876,779
Schneider National, Inc., Class B	800	14,936
Union Pacific Corp.	73,396	10,145,529

		14,945,428

Trading Companies & Distributors (0.4%)
Air Lease Corp.	700	21,147
Fastenal Co.	30,908	1,616,179
HD Supply Holdings, Inc.*	5,901	221,405
MSC Industrial Direct Co., Inc., Class A	2,077	159,763
United Rentals, Inc.*	8,700	892,011
Univar, Inc.*	1,800	31,932
Watsco, Inc.	2,800	389,592
WW Grainger, Inc.	4,946	1,396,553

		4,728,582

Total Industrials		147,664,790

Information Technology (30.7%)
Communications Equipment (0.4%)
Arista Networks, Inc.*	6,270	1,321,089
F5 Networks, Inc.*	6,640	1,075,879
Motorola Solutions, Inc.	2,000	230,080
Palo Alto Networks, Inc.*	9,866	1,858,261
Ubiquiti Networks, Inc. (x)	1,600	159,056

		4,644,365

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	31,764	2,573,519
CDW Corp.	15,774	1,278,483
Cognex Corp.	17,800	688,326
Coherent, Inc.*	1,800	190,278
FLIR Systems, Inc.	1,300	56,602
IPG Photonics Corp.*	3,900	441,831
Littelfuse, Inc.	2,200	377,256
National Instruments Corp.	9,570	434,286
Zebra Technologies Corp., Class A*	5,707	908,726

		6,949,307

IT Services (8.5%)
Accenture plc, Class A	69,400	9,786,094
Akamai Technologies, Inc.*	16,000	977,280
Alliance Data Systems Corp.	5,140	771,411
Automatic Data Processing, Inc.	47,600	6,241,312
Black Knight, Inc.*	15,300	689,418
Booz Allen Hamilton Holding Corp.	14,200	639,994
Broadridge Financial Solutions, Inc.	12,487	1,201,874
Cognizant Technology Solutions Corp., Class A	56,814	3,606,553
CoreLogic, Inc.*	5,400	180,468
EPAM Systems, Inc.*	5,500	638,055
Euronet Worldwide, Inc.*	2,600	266,188
Fidelity National Information Services, Inc.	3,000	307,650
First Data Corp., Class A*	58,629	991,416
Fiserv, Inc.*	42,916	3,153,897

See Notes to Financial Statements.

1201

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
FleetCor Technologies, Inc.*	9,524	$1,768,797
Gartner, Inc.*	9,500	1,214,480
Genpact Ltd.	5,554	149,902
Global Payments, Inc.	17,112	1,764,761
GoDaddy, Inc., Class A*	17,200	1,128,664
International Business Machines Corp.	71,316	8,106,490
Jack Henry & Associates, Inc.	8,300	1,050,116
Mastercard, Inc., Class A	99,220	18,717,853
Okta, Inc.*	9,200	586,960
Paychex, Inc.	34,580	2,252,887
PayPal Holdings, Inc.*	128,276	10,786,729
Sabre Corp.	23,900	517,196
Square, Inc., Class A*	31,502	1,766,947
Switch, Inc., Class A (x)	3,999	27,993
Total System Services, Inc.	19,400	1,577,026
Twilio, Inc., Class A (x)*	7,900	705,470
VeriSign, Inc.*	11,341	1,681,757
Visa, Inc., Class A	190,208	25,096,044
Western Union Co. (The)	13,255	226,130
WEX, Inc.*	4,400	616,264
Worldpay, Inc.*	2,851	217,902

		109,411,978

Semiconductors & Semiconductor Equipment (3.7%)
Advanced Micro Devices, Inc.*	101,000	1,864,460
Analog Devices, Inc.	6,211	533,090
Applied Materials, Inc.	106,000	3,470,440
Broadcom, Inc.	26,711	6,792,073
Cypress Semiconductor Corp.	26,600	338,352
KLA-Tencor Corp.	16,500	1,476,585
Lam Research Corp.	16,698	2,273,767
Marvell Technology Group Ltd.	16,135	261,226
Maxim Integrated Products, Inc.	29,978	1,524,381
Microchip Technology, Inc. (x)	24,726	1,778,294
Micron Technology, Inc.*	95,700	3,036,561
MKS Instruments, Inc.	5,700	368,277
Monolithic Power Systems, Inc.	4,400	511,500
NVIDIA Corp.	62,900	8,397,150
NXP Semiconductors NV	1,900	139,232
ON Semiconductor Corp.*	44,900	741,299
Skyworks Solutions, Inc.	13,600	911,472
Teradyne, Inc.	3,000	94,140
Texas Instruments, Inc.	103,831	9,812,029
Universal Display Corp. (x)	4,600	430,422
Versum Materials, Inc.	11,650	322,938
Xilinx, Inc.	27,463	2,339,024

		47,416,712

Software (11.0%)
2U, Inc. (x)*	5,800	288,376
Adobe, Inc.*	53,134	12,021,036
ANSYS, Inc.*	9,012	1,288,175
Aspen Technology, Inc.*	7,200	591,696
Atlassian Corp. plc, Class A*	10,695	951,641
Autodesk, Inc.*	19,880	2,556,767
Cadence Design Systems, Inc.*	30,100	1,308,748
CDK Global, Inc.	13,933	667,112
Ceridian HCM Holding, Inc. (x)*	3,700	127,613
Citrix Systems, Inc.	14,529	1,488,641
DocuSign, Inc. (x)*	7,900	316,632
Elastic NV*	623	44,532
Fair Isaac Corp.*	3,100	579,700
FireEye, Inc.*	13,800	223,698
Fortinet, Inc.*	15,200	1,070,536
Guidewire Software, Inc.*	8,700	698,001
Intuit, Inc.	26,329	5,182,864
LogMeIn, Inc.	3,500	285,495
Manhattan Associates, Inc.*	7,000	296,590
Microsoft Corp.#	775,249	78,742,041
Nutanix, Inc., Class A*	15,000	623,850
Oracle Corp.	26,632	1,202,435
Paycom Software, Inc.*	5,300	648,985
Pegasystems, Inc.	4,000	191,320
Pluralsight, Inc., Class A (x)*	2,061	48,537
Proofpoint, Inc.*	5,400	452,574
PTC, Inc.*	12,500	1,036,250
RealPage, Inc.*	7,700	371,063
Red Hat, Inc.*	19,151	3,363,682
RingCentral, Inc., Class A*	7,300	601,812
salesforce.com, Inc.*	77,684	10,640,377
ServiceNow, Inc.*	19,189	3,416,601
SolarWinds Corp.*	2,141	29,610
Splunk, Inc.*	15,800	1,656,630
SS&C Technologies Holdings, Inc.	20,700	933,777
Synopsys, Inc.*	1,500	126,360
Tableau Software, Inc., Class A*	7,700	924,000
Teradata Corp.*	9,000	345,240
Tyler Technologies, Inc.*	4,100	761,862
Ultimate Software Group, Inc. (The)*	3,300	808,071
VMware, Inc., Class A	7,766	1,064,952
Workday, Inc., Class A*	15,660	2,500,589
Zendesk, Inc.*	11,300	659,581

		141,138,052

Technology Hardware, Storage & Peripherals (6.5%)
Apple, Inc.	513,067	80,931,189
Dell Technologies, Inc., Class C (x)*	2,795	136,582
NCR Corp.*	10,400	240,032
NetApp, Inc.	28,200	1,682,694
Pure Storage, Inc., Class A*	17,700	284,616

		83,275,113

Total Information Technology		392,835,527

Materials (1.8%)
Chemicals (1.3%)
Axalta Coating Systems Ltd.*	8,999	210,757
Celanese Corp.	9,092	818,007
Chemours Co. (The)	18,400	519,248
Ecolab, Inc.	12,441	1,833,181
FMC Corp.	5,858	433,258
International Flavors & Fragrances, Inc.	5,166	693,639
Linde plc	35,158	5,486,054
LyondellBasell Industries NV, Class A	16,200	1,347,192
NewMarket Corp.	800	329,672
Platform Specialty Products Corp.*	11,900	122,927

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
PPG Industries, Inc.	1,700	$173,791
RPM International, Inc.	2,800	164,584
Scotts Miracle-Gro Co. (The)	2,093	128,636
Sherwin-Williams Co. (The)	8,971	3,529,730
Westlake Chemical Corp.	3,600	238,212
WR Grace & Co.	5,300	344,023

		16,372,911

Construction Materials (0.2%)
Eagle Materials, Inc.	4,300	262,429
Martin Marietta Materials, Inc.	6,236	1,071,781
Vulcan Materials Co.	13,300	1,314,040

		2,648,250

Containers & Packaging (0.3%)
Avery Dennison Corp.	9,300	835,419
Berry Global Group, Inc.*	7,100	337,463
Crown Holdings, Inc.*	13,903	577,948
Graphic Packaging Holding Co.	5,600	59,584
International Paper Co.	4,900	197,764
Packaging Corp. of America	10,000	834,600
Sealed Air Corp.	9,200	320,528
Silgan Holdings, Inc.	2,800	66,136

		3,229,442

Metals & Mining (0.0%)
Royal Gold, Inc.	2,800	239,820
Southern Copper Corp.	8,829	271,668
Steel Dynamics, Inc.	3,600	108,144

		619,632

Total Materials		22,870,235

Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (2.2%)
Alexandria Real Estate Equities, Inc. (REIT)	900	103,716
American Tower Corp. (REIT)	47,320	7,485,551
Colony Capital, Inc. (REIT)	2,787	13,043
CoreSite Realty Corp. (REIT)	3,900	340,197
Crown Castle International Corp. (REIT)	33,717	3,662,678
Equinix, Inc. (REIT)	8,652	3,050,349
Equity LifeStyle Properties, Inc. (REIT)	9,200	893,596
Extra Space Storage, Inc. (REIT)	11,400	1,031,472
Gaming and Leisure Properties, Inc. (REIT)	7,800	252,018
Hudson Pacific Properties, Inc. (REIT)	2,000	58,120
Lamar Advertising Co. (REIT), Class A	8,200	567,276
Life Storage, Inc. (REIT)	200	18,598
Omega Healthcare Investors, Inc. (REIT)	1,700	59,755
Public Storage (REIT)	16,062	3,251,109
SBA Communications Corp. (REIT)*	12,118	1,961,783
Simon Property Group, Inc. (REIT)	30,561	5,133,942
Taubman Centers, Inc. (REIT)	6,300	286,587

		28,169,790

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	16,443	658,378
Howard Hughes Corp. (The)*	1,700	165,954

		824,332

Total Real Estate		28,994,122

Total Common Stocks (97.5%) (Cost $503,530,654)		1,248,906,198

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.6%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,000,517, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,054,286. (xx)	$1,000,000	1,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,929,315, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,967,589. (xx)	1,929,007	1,929,007
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $91,870, collateralized by various Common Stocks; total market value $102,256. (xx)	91,857	91,857
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,500,246, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,530,000. (xx)	1,500,000	1,500,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $1,000,141, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $1,095,476. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $2,000,996, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $2,190,952. (xx)	$2,000,000	$2,000,000

Total Repurchase Agreements		7,520,864

Total Short-Term Investments (0.6%) (Cost $7,520,864)		7,520,864

Total Investments in Securities (98.1%) (Cost $511,051,518)		1,256,427,062
Other Assets Less Liabilities (1.9%)		24,625,218

Net Assets (100%)		$1,281,052,280

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $8,735,020.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $8,746,513. This was collateralized by $1,363,675 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $7,520,864 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	249	3/2019	USD	31,189,740	(37,123)

					(37,123)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$149,074,710	$—	$—	$149,074,710
Consumer Discretionary	189,258,932	—	—	189,258,932
Consumer Staples	75,291,159	—	—	75,291,159
Energy	9,485,471	—	—	9,485,471
Financials	54,958,433	—	—	54,958,433
Health Care	178,472,819	—	—	178,472,819

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Industrials	$147,664,790	$—	$—	$147,664,790
Information Technology	392,835,527	—	—	392,835,527
Materials	22,870,235	—	—	22,870,235
Real Estate	28,994,122	—	—	28,994,122
Short-Term Investments
Repurchase Agreements	—	7,520,864	—	7,520,864

Total Assets	$1,248,906,198	$7,520,864	$—	$1,256,427,062

Liabilities:
Futures	$(37,123)	$—	$—	$(37,123)

Total Liabilities	$(37,123)	$—	$—	$(37,123)

Total	$1,248,869,075	$7,520,864	$—	$1,256,389,939

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(37,123	)*

Total		$(37,123)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(349,069)	$(349,069)

Total	$(349,069)	$(349,069)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(160,383)	$(160,383)

Total	$(160,383)	$(160,383)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held futures contracts with an average notional balance of approximately $13,455,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$190,364,122
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$299,267,094

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$765,345,250
Aggregate gross unrealized depreciation	(19,784,659)

Net unrealized appreciation	$745,560,591

Federal income tax cost of investments in securities and derivative instruments, if applicable	$510,829,348

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $503,530,654)	$1,248,906,198
Repurchase Agreements (Cost $7,520,864)	7,520,864
Cash	13,080,939
Receivable for securities sold	19,380,038
Dividends, interest and other receivables	827,597
Receivable for Portfolio shares sold	665,395
Due from broker for futures variation margin	95,585
Securities lending income receivable	5,437
Other assets	5,989

Total assets	1,290,488,042

LIABILITIES
Payable for return of collateral on securities loaned	7,520,864
Payable for Portfolio shares redeemed	1,083,752
Investment management fees payable	392,093
Distribution fees payable – Class IB	250,343
Administrative fees payable	107,728
Distribution fees payable – Class IA	14,684
Trustees’ fees payable	1,015
Accrued expenses	65,283

Total liabilities	9,435,762

NET ASSETS	$1,281,052,280

Net assets were comprised of:
Paid in capital	$523,932,330
Total distributable earnings (loss)	757,119,950

Net assets	$1,281,052,280

Class IA
Net asset value, offering and redemption price per share, $67,105,534 / 5,050,638 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.29

Class IB
Net asset value, offering and redemption price per share, $1,145,247,663 / 88,975,009 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.87

Class K
Net asset value, offering and redemption price per share, $68,699,083 / 5,170,521 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.29

(x)	Includes value of securities on loan of $8,746,513.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $260 foreign withholding tax)	$19,587,758
Interest	169,860
Securities lending (net)	137,959

Total income	19,895,577

EXPENSES
Investment management fees	5,080,179
Distribution fees – Class IB	3,233,306
Administrative fees	1,410,048
Trustees’ fees	266,696
Distribution fees – Class IA	185,531
Printing and mailing expenses	117,797
Custodian fees	69,000
Professional fees	68,179
Miscellaneous	33,282

Total expenses	10,464,018

NET INVESTMENT INCOME (LOSS)	9,431,559

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	91,461,467
Futures contracts	(349,069)

Net realized gain (loss)	91,112,398

Change in unrealized appreciation (depreciation) on:
Investments in securities	(123,745,469)
Futures contracts	(160,383)

Net change in unrealized appreciation (depreciation)	(123,905,852)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,793,454)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,361,895)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,431,559	$10,074,116
Net realized gain (loss)	91,112,398	59,974,895
Net change in unrealized appreciation (depreciation)	(123,905,852)	261,846,672

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,361,895)	331,895,683

Distributions to shareholders: (a)
Class IA	(4,907,812)	(3,128,909)
Class IB	(86,170,641)	(57,924,809)
Class K	(5,192,107)	(3,930,656)

Total distributions to shareholders	(96,270,560)	(64,984,374)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 566,445 and 886,095 shares, respectively ]	8,691,802	11,713,517
Capital shares issued in reinvestment of dividends and distributions [ 344,825 and 216,165 shares, respectively ]	4,907,812	3,128,909
Capital shares repurchased [ (671,866) and (468,867) shares, respectively ]	(10,222,846)	(6,416,478)

Total Class IA transactions	3,376,768	8,425,948

Class IB
Capital shares sold [ 6,159,186 and 7,838,684 shares, respectively ]	92,802,953	102,571,574
Capital shares issued in reinvestment of dividends and distributions [ 6,247,783 and 4,121,734 shares, respectively ]	86,170,641	57,924,809
Capital shares repurchased [ (11,981,906) and (11,678,175) shares, respectively ]	(178,884,755)	(154,337,606)

Total Class IB transactions	88,839	6,158,777

Class K
Capital shares sold [ 319,226 and 469,632 shares, respectively ]	4,904,026	6,205,336
Capital shares issued in reinvestment of dividends and distributions [ 364,921 and 271,613 shares, respectively ]	5,192,107	3,930,656
Capital shares repurchased [ (1,239,806) and (3,501,279) shares, respectively ]	(19,835,985)	(47,952,334)

Total Class K transactions	(9,739,852)	(37,816,342)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,274,245)	(23,231,617)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(125,906,700)	243,679,692
NET ASSETS:
Beginning of year	1,406,958,980	1,163,279,288

End of year (b)	$1,281,052,280	$1,406,958,980

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $478,429, $8,850,974 and $748,520 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $2,650,480, $49,073,835 and $3,182,136 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $856,144 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.58	$11.81	$11.81	$12.48	$12.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.11	0.11	0.12
Net realized and unrealized gain (loss)	(0.36)	3.35	0.64	0.47	1.42

Total from investment operations	(0.26)	3.45	0.75	0.58	1.54

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.12)	(0.11)	(0.12)
Distributions from net realized gains	(0.93)	(0.58)	(0.63)	(1.14)	(1.54)

Total dividends and distributions	(1.03)	(0.68)	(0.75)	(1.25)	(1.66)

Net asset value, end of year	$13.29	$14.58	$11.81	$11.81	$12.48

Total return	(2.24)%	29.27%	6.32%	4.84%	12.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$67,106	$70,140	$49,353	$42,712	$35,445
Ratio of expenses to average net assets:
After waivers (f)	0.74%	0.72%	0.73%	0.72%	0.73%
Before waivers (f)	0.74%	0.72%	0.73%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.64%	0.75%	0.95%	0.87%	0.91%
Before waivers (f)	0.64%	0.75%	0.95%	0.87%	0.91%
Portfolio turnover rate^	13%	13%	13%	17%	15%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.15	$11.48	$11.50	$12.18	$12.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.11	0.11	0.12
Net realized and unrealized gain (loss)	(0.35)	3.25	0.62	0.46	1.39

Total from investment operations	(0.25)	3.35	0.73	0.57	1.51

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.12)	(0.11)	(0.12)
Distributions from net realized gains	(0.93)	(0.58)	(0.63)	(1.14)	(1.54)

Total dividends and distributions	(1.03)	(0.68)	(0.75)	(1.25)	(1.66)

Net asset value, end of year	$12.87	$14.15	$11.48	$11.50	$12.18

Total return	(2.24)%	29.24%	6.29%	4.85%	12.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,145,248	$1,253,336	$1,013,708	$1,013,947	$951,916
Ratio of expenses to average net assets:
After waivers (f)	0.74%	0.72%	0.73%	0.72%	0.73%
Before waivers (f)	0.74%	0.72%	0.73%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.63%	0.75%	0.95%	0.87%	0.90%
Before waivers (f)	0.63%	0.75%	0.95%	0.87%	0.90%
Portfolio turnover rate^	13%	13%	13%	17%	15%

See Notes to Financial Statements.

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.58	$11.81	$11.81	$12.48	$12.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.14	0.14	0.14	0.15
Net realized and unrealized gain (loss)	(0.36)	3.35	0.65	0.48	1.43

Total from investment operations	(0.22)	3.49	0.79	0.62	1.58

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.16)	(0.15)	(0.16)
Distributions from net realized gains	(0.93)	(0.58)	(0.63)	(1.14)	(1.54)

Total dividends and distributions	(1.07)	(0.72)	(0.79)	(1.29)	(1.70)

Net asset value, end of year	$13.29	$14.58	$11.81	$11.81	$12.48

Total return	(1.99)%	29.55%	6.59%	5.11%	12.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$68,699	$83,483	$100,219	$173,240	$292,356
Ratio of expenses to average net assets:
After waivers (f)	0.48%	0.47%	0.48%	0.47%	0.48%
Before waivers (f)	0.48%	0.47%	0.48%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.90%	1.01%	1.21%	1.11%	1.15%
Before waivers (f)	0.90%	1.01%	1.21%	1.11%	1.15%
Portfolio turnover rate^	13%	13%	13%	17%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1210

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P. (Effective November 19, 2018, AllianceBernstein L.P. replaced SSGA Funds Management, Inc. as a sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(8.90)%	5.22%	10.49%
Portfolio – Class IB Shares**	(8.82)	5.24	10.44
Portfolio – Class K Shares*	(8.59)	5.34	11.35
Russell 1000® Value Index	(8.27)	5.95	11.18

*  Date of inception 8/26/11.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April14, 2015 through April 30, 2015.

   Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (8.82)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned (8.27)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance during the year were health care, utilities, information technology.

•	The five stocks that contributed most to performance during the year were Merck & Co. Inc., Pfizer Inc., Cisco Systems, Inc., Abbott Laboratories and Verizon Communications, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance during the year were financials, energy and industrials.

•	The five stocks that detracted most from performance during the year were General Electric Co., Wells Fargo & Co., AT&T Inc., Citigroup Inc. and Philip Morris International Inc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	22.2%
Health Care	15.5
Information Technology	9.2
Energy	9.2
Consumer Staples	7.7
Industrials	7.2
Communication Services	7.2
Utilities	6.4
Consumer Discretionary	5.2
Real Estate	4.9
Materials	4.0
Repurchase Agreements	0.4
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

1211

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$929.00	$3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.38	3.87
Class IB
Actual	1,000.00	930.00	3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.38	3.87
Class K
Actual	1,000.00	931.30	2.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.60

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.76%, 0.76% and 0.51%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1212

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (7.2%)
Diversified Telecommunication Services (3.8%)
AT&T, Inc.	349,850	$9,984,719
CenturyLink, Inc.	45,979	696,582
Verizon Communications, Inc.	199,100	11,193,402

		21,874,703

Entertainment (1.3%)
Cinemark Holdings, Inc.	5,100	182,580
Liberty Media Corp.-Liberty Formula One, Class A*	1,100	32,692
Liberty Media Corp.-Liberty Formula One, Class C*	9,400	288,580
Lions Gate Entertainment Corp., Class A	2,100	33,810
Lions Gate Entertainment Corp., Class B	4,300	63,984
Madison Square Garden Co. (The), Class A*	800	214,160
Take-Two Interactive Software, Inc.*	2,200	226,468
Twenty-First Century Fox, Inc., Class A	50,220	2,416,586
Twenty-First Century Fox, Inc., Class B	23,500	1,122,830
Viacom, Inc., Class A	400	11,124
Viacom, Inc., Class B	16,900	434,330
Walt Disney Co. (The)	20,400	2,236,860
Zynga, Inc., Class A*	36,700	144,231

		7,408,235

Interactive Media & Services (0.0%)
Zillow Group, Inc., Class A*	700	22,001
Zillow Group, Inc., Class C (x)*	1,600	50,528

		72,529

Media (2.0%)
Charter Communications, Inc., Class A*	2,500	712,425
Comcast Corp., Class A	219,800	7,484,190
Discovery, Inc., Class A (x)*	7,300	180,602
Discovery, Inc., Class C*	16,522	381,328
DISH Network Corp., Class A*	10,600	264,682
GCI Liberty, Inc., Class A*	4,800	197,568
Interpublic Group of Cos., Inc. (The)	16,500	340,395
John Wiley & Sons, Inc., Class A	2,100	98,637
Liberty Broadband Corp., Class A*	1,221	87,680
Liberty Broadband Corp., Class C*	4,947	356,332
Liberty Media Corp.-Liberty SiriusXM, Class A*	3,986	146,685
Liberty Media Corp.-Liberty SiriusXM, Class C*	7,872	291,106
News Corp., Class A	18,305	207,762
News Corp., Class B	5,800	66,990
Omnicom Group, Inc.	3,600	263,664
Tribune Media Co., Class A	4,200	190,596

		11,270,642

Wireless Telecommunication Services (0.1%)
Sprint Corp.*	31,411	182,812
Telephone & Data Systems, Inc.	4,746	154,435
T-Mobile US, Inc.*	5,100	324,411
United States Cellular Corp.*	571	29,675

		691,333

Total Communication Services		41,317,442

Consumer Discretionary (5.2%)
Auto Components (0.2%)
Adient plc	4,488	67,589
Aptiv plc	1,700	104,669
BorgWarner, Inc.	10,000	347,400
Garrett Motion, Inc. (x)*	1,260	15,549
Gentex Corp.	4,100	82,861
Goodyear Tire & Rubber Co. (The)	11,100	226,551
Lear Corp.	2,740	336,636
Visteon Corp.*	500	30,140

		1,211,395

Automobiles (0.7%)
Ford Motor Co.	187,700	1,435,905
General Motors Co.	63,000	2,107,350
Harley-Davidson, Inc.	7,800	266,136
Thor Industries, Inc.	400	20,800

		3,830,191

Distributors (0.2%)
Genuine Parts Co.	6,900	662,538
LKQ Corp.*	12,600	298,998

		961,536

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	400	44,580
Graham Holdings Co., Class B	224	143,490
H&R Block, Inc.	8,000	202,960
Service Corp. International	4,400	177,144

		568,174

Hotels, Restaurants & Leisure (1.9%)
Aramark	11,700	338,949
Caesars Entertainment Corp. (x)*	27,300	185,367
Carnival Corp.	19,188	945,969
Darden Restaurants, Inc.	3,000	299,580
Extended Stay America, Inc.	3,600	55,800
Hyatt Hotels Corp., Class A	2,025	136,890
International Game Technology plc (x)	4,400	64,372
Las Vegas Sands Corp.	6,600	343,530
McDonald’s Corp.	30,200	5,362,614
MGM Resorts International	21,516	521,978
Norwegian Cruise Line Holdings Ltd.*	10,500	445,095
Royal Caribbean Cruises Ltd.	7,994	781,733
Yum China Holdings, Inc.	16,000	536,480
Yum! Brands, Inc.	10,600	974,352

		10,992,709

See Notes to Financial Statements.

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Household Durables (0.4%)
DR Horton, Inc.	6,827	$236,624
Garmin Ltd.	5,485	347,310
Leggett & Platt, Inc.	6,200	222,208
Lennar Corp., Class A	6,382	249,855
Lennar Corp., Class B	303	9,493
Mohawk Industries, Inc.*	3,027	354,038
Newell Brands, Inc.	20,800	386,672
PulteGroup, Inc.	8,300	215,717
Toll Brothers, Inc.	3,175	104,553
Whirlpool Corp.	3,016	322,320

		2,448,790

Internet & Direct Marketing Retail (0.2%)
eBay, Inc.*	34,100	957,187
Qurate Retail, Inc., Class A*	19,889	388,233

		1,345,420

Leisure Products (0.1%)
Brunswick Corp.	3,700	171,865
Hasbro, Inc.	1,200	97,500
Mattel, Inc. (x)*	12,800	127,872

		397,237

Multiline Retail (0.6%)
Dollar Tree, Inc.*	9,400	849,008
Kohl’s Corp.	8,041	533,440
Macy’s, Inc.	14,690	437,468
Target Corp.	25,300	1,672,077

		3,491,993

Specialty Retail (0.5%)
Advance Auto Parts, Inc.	2,400	377,904
AutoNation, Inc.*	2,600	92,820
AutoZone, Inc.*	200	167,668
Best Buy Co., Inc.	8,400	444,864
CarMax, Inc.*	3,300	207,009
Dick’s Sporting Goods, Inc.	3,500	109,200
Foot Locker, Inc.	5,491	292,121
Gap, Inc. (The)	9,700	249,872
L Brands, Inc.	8,900	228,463
Michaels Cos., Inc. (The)*	4,100	55,514
Penske Automotive Group, Inc.	1,700	68,544
Tiffany & Co.	4,800	386,448
Williams-Sonoma, Inc.	2,900	146,305

		2,826,732

Textiles, Apparel & Luxury Goods (0.3%)
Columbia Sportswear Co.	1,300	109,317
Michael Kors Holdings Ltd.*	3,000	113,760
PVH Corp.	3,700	343,915
Ralph Lauren Corp.	2,600	268,996
Skechers U.S.A., Inc., Class A*	3,300	75,537
Tapestry, Inc.	11,100	374,625
Under Armour, Inc., Class A (x)*	2,100	37,107
Under Armour, Inc., Class C*	2,100	33,957
VF Corp.	3,600	256,824

		1,614,038

Total Consumer Discretionary		29,688,215

Consumer Staples (7.7%)
Beverages (0.6%)
Coca-Cola Co. (The)	41,200	1,950,820
Molson Coors Brewing Co., Class B	8,349	468,880
PepsiCo, Inc.	7,700	850,696

		3,270,396

Food & Staples Retailing (1.8%)
Casey’s General Stores, Inc.	1,800	230,652
Kroger Co. (The)	38,100	1,047,750
US Foods Holding Corp.*	9,700	306,908
Walgreens Boots Alliance, Inc.	38,998	2,664,733
Walmart, Inc.	68,682	6,397,728

		10,647,771

Food Products (2.0%)
Archer-Daniels-Midland Co.	26,816	1,098,651
Bunge Ltd.	6,711	358,636
Campbell Soup Co. (x)	2,600	85,774
Conagra Brands, Inc.	23,131	494,078
Flowers Foods, Inc.	8,600	158,842
General Mills, Inc.	27,000	1,051,380
Hain Celestial Group, Inc. (The)*	4,300	68,198
Hershey Co. (The)	600	64,308
Hormel Foods Corp.	13,000	554,840
Ingredion, Inc.	3,429	313,411
JM Smucker Co. (The)	5,319	497,273
Kellogg Co.	5,915	337,214
Kraft Heinz Co. (The)	28,900	1,243,856
Lamb Weston Holdings, Inc.	7,078	520,658
McCormick & Co., Inc. (Non-Voting)	5,500	765,820
Mondelez International, Inc., Class A	68,662	2,748,540
Pilgrim’s Pride Corp.*	2,500	38,775
Post Holdings, Inc.*	1,300	115,869
Seaboard Corp.	14	49,532
TreeHouse Foods, Inc.*	2,600	131,846
Tyson Foods, Inc., Class A	13,924	743,542

		11,441,043

Household Products (2.3%)
Church & Dwight Co., Inc.	1,800	118,368
Clorox Co. (The)	804	123,928
Colgate-Palmolive Co.	33,400	1,987,968
Energizer Holdings, Inc.	1,200	54,180
Kimberly-Clark Corp.	2,205	251,238
Procter & Gamble Co. (The)	119,889	11,020,197
Spectrum Brands Holdings, Inc.	1,000	42,250

		13,598,129

Personal Products (0.1%)
Coty, Inc., Class A	22,346	146,590
Herbalife Nutrition Ltd.*	4,200	247,590
Nu Skin Enterprises, Inc., Class A	1,800	110,394

		504,574

Tobacco (0.9%)
Philip Morris International, Inc.	74,700	4,986,972

Total Consumer Staples		44,448,885

See Notes to Financial Statements.

1214

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Energy (9.2%)
Energy Equipment & Services (0.7%)
Apergy Corp.*	3,661	$99,140
Baker Hughes a GE Co.	24,649	529,954
Helmerich & Payne, Inc.	5,056	242,385
Nabors Industries Ltd.	16,553	33,106
National Oilwell Varco, Inc.	18,349	471,569
Patterson-UTI Energy, Inc.	10,257	106,160
RPC, Inc. (x)	1,700	16,779
Schlumberger Ltd.	66,666	2,405,309
Transocean Ltd. (x)*	24,800	172,112
Weatherford International plc (x)*	47,800	26,720

		4,103,234

Oil, Gas & Consumable Fuels (8.5%)
Anadarko Petroleum Corp.	16,086	705,210
Antero Resources Corp.*	5,400	50,706
Apache Corp.	17,158	450,398
Cabot Oil & Gas Corp.	5,500	122,925
Centennial Resource Development, Inc., Class A (x)*	8,700	95,874
Cheniere Energy, Inc.*	3,400	201,246
Chesapeake Energy Corp. (x)*	43,197	90,714
Chevron Corp.	91,707	9,976,805
Cimarex Energy Co.	3,900	240,435
CNX Resources Corp.*	9,600	109,632
Concho Resources, Inc.*	8,120	834,655
ConocoPhillips	55,470	3,458,555
Continental Resources, Inc.*	2,100	84,399
Devon Energy Corp.	22,435	505,685
Diamondback Energy, Inc.	6,266	580,858
EOG Resources, Inc.	24,700	2,154,087
EQT Corp.	12,133	229,192
Equitrans Midstream Corp.*	10,106	202,322
Extraction Oil & Gas, Inc. (x)*	5,300	22,737
Exxon Mobil Corp.	203,899	13,903,873
Hess Corp.	12,518	506,979
HollyFrontier Corp.	7,600	388,512
Kinder Morgan, Inc.	91,200	1,402,656
Kosmos Energy Ltd.*	9,100	35,399
Marathon Oil Corp.	39,848	571,420
Marathon Petroleum Corp.	32,232	1,902,010
Murphy Oil Corp.	7,787	182,138
Newfield Exploration Co.*	6,000	87,960
Noble Energy, Inc.	23,058	432,568
Occidental Petroleum Corp.	36,310	2,228,708
ONEOK, Inc.	11,500	620,425
Parsley Energy, Inc., Class A*	3,900	62,322
PBF Energy, Inc., Class A	5,700	186,219
Phillips 66	20,035	1,726,015
Pioneer Natural Resources Co.	3,700	486,624
QEP Resources, Inc.*	11,254	63,360
Range Resources Corp.	10,087	96,533
SM Energy Co.	5,300	82,044
Targa Resources Corp.	10,800	389,016
Valero Energy Corp.	20,386	1,528,338
Whiting Petroleum Corp.*	4,300	97,567
Williams Cos., Inc. (The)	58,400	1,287,720
WPX Energy, Inc.*	19,001	215,661

		48,600,502

Total Energy		52,703,736

Financials (22.2%)
Banks (10.6%)
Associated Banc-Corp.	7,802	154,402
Bank of America Corp.	440,272	10,848,302
Bank of Hawaii Corp.	1,924	129,524
Bank OZK	5,800	132,414
BankUnited, Inc.	4,800	143,712
BB&T Corp.	36,933	1,599,937
BOK Financial Corp.	1,296	95,036
CIT Group, Inc.	5,044	193,034
Citigroup, Inc.	117,542	6,119,236
Citizens Financial Group, Inc.	22,500	668,925
Comerica, Inc.	7,305	501,780
Commerce Bancshares, Inc.	4,783	269,618
Cullen/Frost Bankers, Inc.	2,747	241,571
East West Bancorp, Inc.	6,334	275,719
Fifth Third Bancorp	31,488	740,913
First Citizens BancShares, Inc., Class A	400	150,820
First Hawaiian, Inc.	5,100	114,801
First Horizon National Corp.	15,484	203,769
First Republic Bank	7,900	686,510
FNB Corp.	15,500	152,520
Huntington Bancshares, Inc.	50,725	604,642
JPMorgan Chase & Co.	159,304	15,551,256
KeyCorp	49,483	731,359
M&T Bank Corp.	6,759	967,416
PacWest Bancorp	5,800	193,024
People’s United Financial, Inc.	17,710	255,555
Pinnacle Financial Partners, Inc.	2,000	92,200
PNC Financial Services Group, Inc. (The)	22,389	2,617,498
Popular, Inc.	4,732	223,445
Prosperity Bancshares, Inc. (x)	3,200	199,360
Regions Financial Corp.	49,668	664,558
Signature Bank	1,000	102,810
Sterling Bancorp	10,700	176,657
SunTrust Banks, Inc.	21,574	1,088,193
SVB Financial Group*	600	113,952
Synovus Financial Corp.	4,991	159,662
TCF Financial Corp.	7,849	152,977
Texas Capital Bancshares, Inc.*	800	40,872
Umpqua Holdings Corp.	10,500	166,950
US Bancorp	72,750	3,324,675
Webster Financial Corp.	4,400	216,876
Wells Fargo & Co.	204,134	9,406,495
Western Alliance Bancorp*	1,800	71,082
Wintrust Financial Corp.	2,700	179,523
Zions Bancorp NA	9,068	369,430

		61,093,010

Capital Markets (3.1%)
Affiliated Managers Group, Inc.	2,500	243,600
Ameriprise Financial, Inc.	5,610	585,516
Bank of New York Mellon Corp. (The)	43,999	2,071,033
BGC Partners, Inc., Class A	13,100	67,727
BlackRock, Inc.	5,864	2,303,497
Cboe Global Markets, Inc.	400	39,132
CME Group, Inc.	15,100	2,840,612
E*TRADE Financial Corp.	9,422	413,437
Franklin Resources, Inc.	14,400	427,104

See Notes to Financial Statements.

1215

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Goldman Sachs Group, Inc. (The)	16,827	$2,810,950
Interactive Brokers Group, Inc., Class A	319	17,433
Intercontinental Exchange, Inc.	13,085	985,693
Invesco Ltd.	19,431	325,275
Lazard Ltd., Class A	400	14,764
Legg Mason, Inc.	4,026	102,703
Morgan Stanley	58,267	2,310,287
Nasdaq, Inc.	5,574	454,671
Northern Trust Corp.	7,081	591,901
Raymond James Financial, Inc.	4,392	326,809
State Street Corp.	16,928	1,067,649
T. Rowe Price Group, Inc.	800	73,856

		18,073,649

Consumer Finance (0.8%)
Ally Financial, Inc.	20,300	459,998
American Express Co.	10,900	1,038,988
Capital One Financial Corp.	21,130	1,597,217
Credit Acceptance Corp. (x)*	100	38,176
Discover Financial Services	8,719	514,247
Navient Corp.	12,489	110,028
OneMain Holdings, Inc.*	3,400	82,586
Santander Consumer USA Holdings, Inc.	4,800	84,432
SLM Corp.*	20,889	173,587
Synchrony Financial	23,193	544,108

		4,643,367

Diversified Financial Services (3.0%)
AXA Equitable Holdings, Inc.	9,500	157,985
Berkshire Hathaway, Inc., Class B*	81,498	16,640,262
Jefferies Financial Group, Inc.	13,913	241,530
Voya Financial, Inc.	6,900	276,966

		17,316,743

Insurance (4.2%)
Aflac, Inc.	36,730	1,673,419
Alleghany Corp.	680	423,858
Allstate Corp. (The)	16,588	1,370,666
American Financial Group, Inc.	3,491	316,040
American International Group, Inc.	36,606	1,442,642
American National Insurance Co.	382	48,606
Arch Capital Group Ltd.*	15,603	416,912
Arthur J Gallagher & Co.	8,700	641,190
Aspen Insurance Holdings Ltd.	2,801	117,614
Assurant, Inc.	2,461	220,112
Assured Guaranty Ltd.	4,954	189,639
Athene Holding Ltd., Class A*	7,600	302,708
Axis Capital Holdings Ltd.	3,506	181,050
Brighthouse Financial, Inc.*	5,748	175,199
Brown & Brown, Inc.	10,470	288,553
Chubb Ltd.	22,086	2,853,069
Cincinnati Financial Corp.	7,356	569,502
CNA Financial Corp.	1,260	55,629
Erie Indemnity Co., Class A	300	39,993
Everest Re Group Ltd.	1,212	263,925
Fidelity National Financial, Inc.	12,638	397,339
First American Financial Corp.	5,200	232,128
Hanover Insurance Group, Inc. (The)	2,059	240,429
Hartford Financial Services Group, Inc. (The)	17,099	760,051
Lincoln National Corp.	10,214	524,080
Loews Corp.	13,285	604,733
Markel Corp.*	689	715,216
Marsh & McLennan Cos., Inc.	13,000	1,036,750
Mercury General Corp.	1,274	65,879
MetLife, Inc.	40,630	1,668,268
Old Republic International Corp.	13,584	279,423
Principal Financial Group, Inc.	13,384	591,171
Prudential Financial, Inc.	19,811	1,615,587
Reinsurance Group of America, Inc.	3,003	421,111
RenaissanceRe Holdings Ltd.	1,751	234,109
Torchmark Corp.	4,962	369,818
Travelers Cos., Inc. (The)	10,275	1,230,431
Unum Group	9,889	290,539
White Mountains Insurance Group Ltd.	235	201,557
Willis Towers Watson plc	6,300	956,718
WR Berkley Corp.	4,564	337,325

		24,362,988

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
AGNC Investment Corp. (REIT)	24,800	434,992
Annaly Capital Management, Inc. (REIT)	62,895	617,629
Chimera Investment Corp. (REIT)	8,858	157,849
MFA Financial, Inc. (REIT)	21,400	142,952
New Residential Investment Corp. (REIT)	17,400	247,254
Starwood Property Trust, Inc. (REIT)	12,800	252,288
Two Harbors Investment Corp. (REIT)	11,800	151,512

		2,004,476

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	22,795	214,501
TFS Financial Corp.	2,343	37,793

		252,294

Total Financials		127,746,527

Health Care (15.5%)
Biotechnology (0.3%)
Agios Pharmaceuticals, Inc. (x)*	100	4,611
Alexion Pharmaceuticals, Inc.*	1,800	175,248
Alnylam Pharmaceuticals, Inc.*	500	36,455
Amgen, Inc.	1,800	350,406
Biogen, Inc.*	500	150,460
Bluebird Bio, Inc.*	800	79,360
Gilead Sciences, Inc.	15,900	994,545
United Therapeutics Corp.*	2,100	228,690

		2,019,775

Health Care Equipment & Supplies (4.0%)
Abbott Laboratories	82,326	5,954,640
Baxter International, Inc.	21,323	1,403,480
Becton Dickinson and Co.	11,600	2,613,712

See Notes to Financial Statements.

1216

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Boston Scientific Corp.*	15,300	$540,702
Cooper Cos., Inc. (The)	2,026	515,617
Danaher Corp.	29,700	3,062,664
Dentsply Sirona, Inc.	10,500	390,705
Hill-Rom Holdings, Inc.	1,105	97,848
Hologic, Inc.*	13,000	534,300
Integra LifeSciences Holdings Corp.*	700	31,570
Medtronic plc	65,103	5,921,769
STERIS plc	4,000	427,400
Teleflex, Inc.	1,772	458,026
West Pharmaceutical Services, Inc.	2,700	264,681
Zimmer Biomet Holdings, Inc.	9,759	1,012,203

		23,229,317

Health Care Providers & Services (2.5%)
Acadia Healthcare Co., Inc.*	4,100	105,411
Anthem, Inc.	12,526	3,289,703
Cardinal Health, Inc.	14,278	636,799
Centene Corp.*	1,164	134,209
Cigna Corp.	12,763	2,423,949
CVS Health Corp.	57,082	3,740,013
DaVita, Inc.*	3,000	154,380
HCA Healthcare, Inc.	3,800	472,910
Henry Schein, Inc.*	6,200	486,824
Humana, Inc.	332	95,111
Laboratory Corp. of America Holdings*	4,580	578,729
McKesson Corp.	8,200	905,854
MEDNAX, Inc.*	4,200	138,600
Molina Healthcare, Inc.*	500	58,110
Premier, Inc., Class A*	1,600	59,760
Quest Diagnostics, Inc.	6,510	542,088
Universal Health Services, Inc., Class B	4,000	466,240
WellCare Health Plans, Inc.*	200	47,218

		14,335,908

Health Care Technology (0.1%)
Cerner Corp.*	8,400	440,496

Life Sciences Tools & Services (1.3%)
Agilent Technologies, Inc.	15,300	1,032,138
Bio-Rad Laboratories, Inc., Class A*	1,010	234,542
Bruker Corp.	2,800	83,356
Charles River Laboratories International, Inc.*	700	79,226
IQVIA Holdings, Inc.*	7,800	906,126
PerkinElmer, Inc.	5,315	417,493
QIAGEN NV*	10,611	365,549
Thermo Fisher Scientific, Inc.	18,195	4,071,859
Waters Corp.*	300	56,595

		7,246,884

Pharmaceuticals (7.3%)
Allergan plc	16,300	2,178,658
Bristol-Myers Squibb Co.	36,800	1,912,864
Catalent, Inc.*	5,300	165,254
Elanco Animal Health, Inc. (x)*	1,774	55,934
Eli Lilly & Co.	17,400	2,013,528
Jazz Pharmaceuticals plc*	200	24,792
Johnson & Johnson	106,002	13,679,558
Merck & Co., Inc.	116,872	8,930,190
Mylan NV*	24,600	674,040
Perrigo Co. plc	6,100	236,375
Pfizer, Inc.	279,200	12,187,080

		42,058,273

Total Health Care		89,330,653

Industrials (7.2%)
Aerospace & Defense (1.4%)
Arconic, Inc.	20,793	350,570
Curtiss-Wright Corp.	2,000	204,240
General Dynamics Corp.	6,903	1,085,221
Hexcel Corp.	3,200	183,488
Huntington Ingalls Industries, Inc.	300	57,093
L3 Technologies, Inc.	3,780	656,435
Lockheed Martin Corp.	1,100	288,024
Teledyne Technologies, Inc.*	1,700	352,019
Textron, Inc.	9,739	447,896
United Technologies Corp.	39,051	4,158,150

		7,783,136

Airlines (0.7%)
Alaska Air Group, Inc.	5,800	352,930
American Airlines Group, Inc.	19,800	635,778
Copa Holdings SA, Class A	1,500	118,065
Delta Air Lines, Inc.	23,000	1,147,700
JetBlue Airways Corp.*	14,600	234,476
Southwest Airlines Co.	7,100	330,008
United Continental Holdings, Inc.*	11,800	988,014

		3,806,971

Building Products (0.4%)
Allegion plc	800	63,768
Fortune Brands Home & Security, Inc.	3,900	148,161
Johnson Controls International plc	44,384	1,315,986
Lennox International, Inc.	100	21,886
Masco Corp.	4,600	134,504
Owens Corning	5,168	227,289
Resideo Technologies, Inc.*	2,266	46,566
USG Corp.	3,900	166,374

		2,124,534

Commercial Services & Supplies (0.2%)
ADT, Inc. (x)	5,100	30,651
Clean Harbors, Inc.*	2,400	118,440
KAR Auction Services, Inc.	400	19,088
Republic Services, Inc.	9,732	701,580
Stericycle, Inc.*	3,900	143,091
Waste Management, Inc.	3,149	280,229

		1,293,079

Construction & Engineering (0.2%)
AECOM*	7,394	195,941
Arcosa, Inc.*	2,268	62,801
Fluor Corp.	6,700	215,740
Jacobs Engineering Group, Inc.	6,078	355,320

See Notes to Financial Statements.

1217

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Quanta Services, Inc.	4,964	$149,416
Valmont Industries, Inc.	1,000	110,950

		1,090,168

Electrical Equipment (0.6%)
Acuity Brands, Inc.	1,900	218,405
AMETEK, Inc.	8,900	602,530
Eaton Corp. plc	20,974	1,440,075
Emerson Electric Co.	8,700	519,825
GrafTech International Ltd.	2,800	32,032
Hubbell, Inc.	890	88,413
nVent Electric plc	7,636	171,504
Regal Beloit Corp.	2,052	143,743
Sensata Technologies Holding plc*	3,500	156,940

		3,373,467

Industrial Conglomerates (1.2%)
3M Co.	4,600	876,484
Carlisle Cos., Inc.	2,829	284,371
General Electric Co.	414,818	3,140,172
Honeywell International, Inc.	13,600	1,796,832
Roper Technologies, Inc.	4,000	1,066,080

		7,163,939

Machinery (1.3%)
AGCO Corp.	3,121	173,746
Caterpillar, Inc.	2,200	279,554
Colfax Corp.*	4,000	83,600
Crane Co.	2,341	168,973
Cummins, Inc.	4,600	614,744
Donaldson Co., Inc.	400	17,356
Dover Corp.	6,923	491,187
Flowserve Corp.	6,200	235,724
Fortive Corp.	1,172	79,298
Gardner Denver Holdings, Inc.*	4,000	81,800
Gates Industrial Corp. plc (x)*	2,100	27,804
IDEX Corp.	260	32,828
Ingersoll-Rand plc	5,431	495,470
ITT, Inc.	4,200	202,734
Middleby Corp. (The)*	1,100	113,003
Nordson Corp.	200	23,870
Oshkosh Corp.	3,500	214,585
PACCAR, Inc.	16,500	942,810
Parker-Hannifin Corp.	5,266	785,371
Pentair plc	7,436	280,932
Snap-on, Inc.	2,700	392,283
Stanley Black & Decker, Inc.	7,268	870,270
Terex Corp.	3,168	87,342
Timken Co. (The)	3,266	121,887
Trinity Industries, Inc.	6,906	142,195
Wabtec Corp.	2,600	182,650
Xylem, Inc.	3,813	254,403

		7,396,419

Marine (0.0%)
Kirby Corp.*	2,800	188,608

Professional Services (0.3%)
Dun & Bradstreet Corp. (The)	1,000	142,740
Equifax, Inc.	4,200	391,146
IHS Markit Ltd.*	18,300	877,851
ManpowerGroup, Inc.	2,967	192,262
Nielsen Holdings plc	17,130	399,643

		2,003,642

Road & Rail (0.8%)
AMERCO	400	131,244
CSX Corp.	20,500	1,273,665
Genesee & Wyoming, Inc., Class A*	2,200	162,844
Kansas City Southern	4,900	467,705
Knight-Swift Transportation Holdings, Inc.	6,000	150,420
Norfolk Southern Corp.	13,101	1,959,124
Ryder System, Inc.	2,509	120,808
Schneider National, Inc., Class B	1,900	35,473
Union Pacific Corp.	2,900	400,867

		4,702,150

Trading Companies & Distributors (0.1%)
Air Lease Corp.	4,300	129,903
HD Supply Holdings, Inc.*	6,200	232,624
MSC Industrial Direct Co., Inc., Class A	1,200	92,304
Univar, Inc.*	4,700	83,378
Watsco, Inc.	300	41,742
WESCO International, Inc.*	2,192	105,216

		685,167

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	3,800	138,928

Total Industrials		41,750,208

Information Technology (9.2%)
Communications Equipment (1.9%)
ARRIS International plc*	7,800	238,446
Cisco Systems, Inc.	218,256	9,457,033
CommScope Holding Co., Inc.*	9,100	149,149
EchoStar Corp., Class A*	2,259	82,950
Juniper Networks, Inc.	16,400	441,324
Motorola Solutions, Inc.	6,900	793,776

		11,162,678

Electronic Equipment, Instruments & Components (0.6%)
Arrow Electronics, Inc.*	4,195	289,245
Avnet, Inc.	5,258	189,814
Coherent, Inc.*	300	31,713
Corning, Inc.	37,867	1,143,962
Dolby Laboratories, Inc., Class A	3,000	185,520
FLIR Systems, Inc.	5,800	252,532
Jabil, Inc.	7,518	186,371
Keysight Technologies, Inc.*	9,000	558,720
Littelfuse, Inc.	200	34,296
National Instruments Corp.	900	40,842
Trimble, Inc.*	11,900	391,629

		3,304,644

IT Services (1.1%)
Akamai Technologies, Inc.*	500	30,540
Amdocs Ltd.	6,871	402,503
Booz Allen Hamilton Holding Corp.	300	13,521

See Notes to Financial Statements.

1218

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cognizant Technology Solutions Corp., Class A	2,700	$171,396
Conduent, Inc.*	9,100	96,733
CoreLogic, Inc.*	1,435	47,958
DXC Technology Co.	13,500	717,795
Euronet Worldwide, Inc.*	1,200	122,856
Fidelity National Information Services, Inc.	14,352	1,471,798
Genpact Ltd.	4,500	121,455
International Business Machines Corp.	12,400	1,409,508
Leidos Holdings, Inc.	6,750	355,860
Sabre Corp.	2,500	54,100
Western Union Co. (The)	15,500	264,430
Worldpay, Inc.*	13,100	1,001,233

		6,281,686

Semiconductors & Semiconductor Equipment (3.4%)
Analog Devices, Inc.	15,000	1,287,450
Broadcom, Inc.	8,000	2,034,240
Cypress Semiconductor Corp.	5,300	67,416
First Solar, Inc.*	3,900	165,575
Intel Corp.	219,911	10,320,423
Marvell Technology Group Ltd.	19,400	314,086
Micron Technology, Inc.*	11,729	372,161
NXP Semiconductors NV	15,700	1,150,496
Qorvo, Inc.*	6,000	364,380
QUALCOMM, Inc.	58,269	3,316,089
Skyworks Solutions, Inc.	2,500	167,550
Teradyne, Inc.	7,200	225,936

		19,785,802

Software (1.5%)
Aspen Technology, Inc.*	200	16,436
Autodesk, Inc.*	1,700	218,637
Elastic NV*	75	5,361
FireEye, Inc.*	3,100	50,251
LogMeIn, Inc.	800	65,256
Microsoft Corp.	19,300	1,960,301
Nuance Communications, Inc.*	13,700	181,251
Oracle Corp.	110,619	4,994,448
Pluralsight, Inc., Class A (x)*	122	2,873
SolarWinds Corp.*	134	1,853
SS&C Technologies Holdings, Inc.	600	27,066
Symantec Corp.	30,500	576,297
Synopsys, Inc.*	6,486	546,381
Teradata Corp.*	1,600	61,376

		8,707,787

Technology Hardware, Storage & Peripherals (0.7%)
Dell Technologies, Inc., Class C (x)*	15,898	776,939
Hewlett Packard Enterprise Co.	70,700	933,947
HP, Inc.	76,100	1,557,006
NCR Corp.*	1,000	23,080
Western Digital Corp.	13,869	512,737
Xerox Corp.	9,975	197,106

		4,000,815

Total Information Technology		53,243,412

Materials (4.0%)
Chemicals (2.8%)
Air Products & Chemicals, Inc.	10,600	1,696,530
Albemarle Corp.	5,025	387,277
Ashland Global Holdings, Inc.	3,017	214,086
Axalta Coating Systems Ltd.*	6,100	142,862
Cabot Corp.	2,835	121,735
Celanese Corp.	2,400	215,928
CF Industries Holdings, Inc.	11,000	478,610
DowDuPont, Inc.	110,410	5,904,727
Eastman Chemical Co.	6,800	497,148
Ecolab, Inc.	6,700	987,245
FMC Corp.	3,800	281,048
Huntsman Corp.	10,401	200,635
International Flavors & Fragrances, Inc.	2,600	349,102
Linde plc	10,900	1,700,836
LyondellBasell Industries NV, Class A	7,900	656,964
Mosaic Co. (The)	16,800	490,728
NewMarket Corp.	22	9,066
Olin Corp.	8,000	160,880
Platform Specialty Products Corp.*	5,300	54,749
PPG Industries, Inc.	10,900	1,114,307
RPM International, Inc.	5,000	293,900
Scotts Miracle-Gro Co. (The)	1,000	61,460
Valvoline, Inc.	9,080	175,698
Westlake Chemical Corp.	136	8,999
WR Grace & Co.	800	51,928

		16,256,448

Construction Materials (0.0%)
Eagle Materials, Inc.	200	12,206
Martin Marietta Materials, Inc.	300	51,561
Vulcan Materials Co.	382	37,742

		101,509

Containers & Packaging (0.6%)
AptarGroup, Inc.	2,999	282,116
Ardagh Group SA	800	8,864
Ball Corp.	16,000	735,680
Bemis Co., Inc.	4,271	196,039
Berry Global Group, Inc.*	3,100	147,343
Graphic Packaging Holding Co.	12,300	130,872
International Paper Co.	17,375	701,255
Owens-Illinois, Inc.*	7,600	131,024
Sealed Air Corp.	3,300	114,972
Silgan Holdings, Inc.	2,400	56,688
Sonoco Products Co.	4,682	248,755
Westrock Co.	11,989	452,704

		3,206,312

Metals & Mining (0.6%)
Alcoa Corp.*	8,931	237,386
Freeport-McMoRan, Inc.	69,500	716,545
Newmont Mining Corp.	25,600	887,040
Nucor Corp.	15,020	778,186
Reliance Steel & Aluminum Co.	3,309	235,502
Royal Gold, Inc.	1,800	154,170
Steel Dynamics, Inc.	8,901	267,386
United States Steel Corp.	8,424	153,654

		3,429,869

See Notes to Financial Statements.

1219

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Paper & Forest Products (0.0%)
Domtar Corp.	2,946	$103,493

Total Materials		23,097,631

Real Estate (4.9%)
Equity Real Estate Investment Trusts (REITs) (4.7%)
Alexandria Real Estate Equities, Inc. (REIT)	4,742	546,468
American Campus Communities, Inc. (REIT)	6,500	269,035
American Homes 4 Rent (REIT), Class A	12,400	246,140
Apartment Investment & Management Co. (REIT), Class A	7,364	323,132
Apple Hospitality REIT, Inc. (REIT)	10,400	148,304
AvalonBay Communities, Inc. (REIT)	6,657	1,158,651
Boston Properties, Inc. (REIT)	7,429	836,134
Brandywine Realty Trust (REIT)	8,353	107,503
Brixmor Property Group, Inc. (REIT)	14,400	211,536
Brookfield Property REIT, Inc. (REIT), Class A	6,000	96,600
Camden Property Trust (REIT)	4,288	377,558
Colony Capital, Inc. (REIT)	21,793	101,991
Columbia Property Trust, Inc. (REIT)	5,600	108,360
Corporate Office Properties Trust (REIT)	4,867	102,353
Crown Castle International Corp. (REIT)	4,900	532,287
CubeSmart (REIT)	8,900	255,341
CyrusOne, Inc. (REIT)	5,000	264,400
Digital Realty Trust, Inc. (REIT)	9,900	1,054,845
Douglas Emmett, Inc. (REIT)	7,649	261,060
Duke Realty Corp. (REIT)	17,102	442,942
Empire State Realty Trust, Inc. (REIT), Class A	6,800	96,764
EPR Properties (REIT)	3,500	224,105
Equity Commonwealth (REIT)	5,617	168,566
Equity Residential (REIT)	17,209	1,135,966
Essex Property Trust, Inc. (REIT)	3,180	779,768
Extra Space Storage, Inc. (REIT)	800	72,384
Federal Realty Investment Trust (REIT)	3,500	413,140
Gaming and Leisure Properties, Inc. (REIT)	6,100	197,091
HCP, Inc. (REIT)	22,591	630,967
Healthcare Trust of America, Inc. (REIT), Class A	9,850	249,304
Highwoods Properties, Inc. (REIT)	4,800	185,712
Hospitality Properties Trust (REIT)	7,791	186,049
Host Hotels & Resorts, Inc. (REIT)	35,190	586,617
Hudson Pacific Properties, Inc. (REIT)	6,400	185,984
Invitation Homes, Inc. (REIT)	14,300	287,144
Iron Mountain, Inc. (REIT)	13,600	440,776
JBG SMITH Properties (REIT)	4,978	173,284
Kilroy Realty Corp. (REIT)	4,700	295,536
Kimco Realty Corp. (REIT)	19,533	286,158
Lamar Advertising Co. (REIT), Class A	400	27,672
Liberty Property Trust (REIT)	7,022	294,081
Life Storage, Inc. (REIT)	2,100	195,279
Macerich Co. (The) (REIT)	6,470	280,022
Medical Properties Trust, Inc. (REIT)	17,400	279,792
Mid-America Apartment Communities, Inc. (REIT)	5,459	522,426
National Retail Properties, Inc. (REIT)	7,600	368,676
Omega Healthcare Investors, Inc. (REIT)	8,700	305,805
Outfront Media, Inc. (REIT)	6,631	120,154
Paramount Group, Inc. (REIT)	9,800	123,088
Park Hotels & Resorts, Inc. (REIT)	9,657	250,889
Prologis, Inc. (REIT)	30,076	1,766,063
Rayonier, Inc. (REIT)	6,100	168,909
Realty Income Corp. (REIT)	14,126	890,503
Regency Centers Corp. (REIT)	7,275	426,897
Retail Properties of America, Inc. (REIT), Class A	10,300	111,755
Retail Value, Inc. (REIT)	695	17,785
Senior Housing Properties Trust (REIT)	11,279	132,190
Simon Property Group, Inc. (REIT)	1,200	201,588
SITE Centers Corp. (REIT)	7,256	80,324
SL Green Realty Corp. (REIT)	3,970	313,948
Spirit Realty Capital, Inc. (REIT)	4,080	143,820
STORE Capital Corp. (REIT)	9,200	260,452
Sun Communities, Inc. (REIT)	4,000	406,840
UDR, Inc. (REIT)	12,712	503,649
Uniti Group, Inc. (REIT) (x)	8,042	125,214
Ventas, Inc. (REIT)	17,136	1,003,998
VEREIT, Inc. (REIT)	46,600	333,190
VICI Properties, Inc. (REIT)	19,200	360,576
Vornado Realty Trust (REIT)	8,256	512,120
Weingarten Realty Investors (REIT)	5,702	141,467
Welltower, Inc. (REIT)	17,870	1,240,357
Weyerhaeuser Co. (REIT)	35,971	786,326
WP Carey, Inc. (REIT)	7,611	497,303

		27,233,113

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	7,900	316,316
Howard Hughes Corp. (The)*	1,147	111,970
Jones Lang LaSalle, Inc.	2,200	278,520
Realogy Holdings Corp. (x)	5,600	82,208

		789,014

Total Real Estate		28,022,127

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Utilities (6.4%)
Electric Utilities (3.8%)
Alliant Energy Corp.	11,286	$476,834
American Electric Power Co., Inc.	23,754	1,775,374
Avangrid, Inc. (x)	2,700	135,243
Duke Energy Corp.	34,293	2,959,486
Edison International	15,276	867,219
Entergy Corp.	8,669	746,141
Evergy, Inc.	12,568	713,485
Eversource Energy	15,167	986,462
Exelon Corp.	46,353	2,090,520
FirstEnergy Corp.	23,363	877,281
Hawaiian Electric Industries, Inc.	5,104	186,908
NextEra Energy, Inc.	22,984	3,995,079
OGE Energy Corp.	9,584	375,597
PG&E Corp.*	24,809	589,214
Pinnacle West Capital Corp.	5,351	455,905
PPL Corp.	34,674	982,314
Southern Co. (The)	49,496	2,173,864
Xcel Energy, Inc.	24,419	1,203,124

		21,590,050

Gas Utilities (0.2%)
Atmos Energy Corp.	5,227	484,647
National Fuel Gas Co. (x)	3,844	196,736
UGI Corp.	8,237	439,444

		1,120,827

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	31,686	458,180
NRG Energy, Inc.	13,894	550,202
Vistra Energy Corp.*	19,000	434,910

		1,443,292

Multi-Utilities (2.0%)
Ameren Corp.	11,625	758,299
CenterPoint Energy, Inc.	24,082	679,835
CMS Energy Corp.	13,470	668,786
Consolidated Edison, Inc.	14,977	1,145,141
Dominion Energy, Inc.	31,021	2,216,761
DTE Energy Co.	8,701	959,720
MDU Resources Group, Inc.	9,146	218,041
NiSource, Inc.	17,372	440,380
Public Service Enterprise Group, Inc.	24,258	1,262,629
SCANA Corp.	6,694	319,839
Sempra Energy	13,159	1,423,672
Vectren Corp.	4,014	288,928
WEC Energy Group, Inc.	15,186	1,051,782

		11,433,813

Water Utilities (0.2%)
American Water Works Co., Inc.	8,683	788,156
Aqua America, Inc.	8,471	289,623

		1,077,779

Total Utilities		36,665,761

Total Common Stocks (98.7%) (Cost $462,204,173)		568,014,597

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $400,207, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $421,714. (xx)	400,000	400,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,265,479, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,290,584. (xx)	1,265,278	1,265,278
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $230,037, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $234,660. (xx)	230,000	230,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $38,240, collateralized by various Common Stocks; total market value $42,564. (xx)	38,235	38,235
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $230,038, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $234,600. (xx)	230,000	230,000

Total Repurchase Agreements		2,163,513

Total Short-Term Investments (0.4%) (Cost $2,163,513)		2,163,513

Total Investments in Securities (99.1%) (Cost $464,367,686)		570,178,110
Other Assets Less Liabilities (0.9%)		5,354,723

Net Assets (100%)		$575,532,833

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $2,247,415. This was collateralized by $146,028 of various U.S. Government Treasury Securities, ranging from 0.125% - 8.000%, maturing 4/15/19 - 8/15/47 and by cash of $2,163,513 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
State Street Corp.**	16,928	1,847,562	47,733	(264,826)	162,900	(725,720)	1,067,649	30,312	—

**	Not affiliated at December 31, 2018.

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	35	3/2019	USD	4,384,100	(171,452)
S&P Midcap 400 E-Mini Index	12	3/2019	USD	1,994,640	(116,734)

					(288,186)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$41,317,442	$—	$—	$41,317,442
Consumer Discretionary	29,688,215	—	—	29,688,215
Consumer Staples	44,448,885	—	—	44,448,885
Energy	52,703,736	—	—	52,703,736
Financials	127,746,527	—	—	127,746,527
Health Care	89,330,653	—	—	89,330,653
Industrials	41,750,208	—	—	41,750,208
Information Technology	53,243,412	—	—	53,243,412
Materials	23,097,631	—	—	23,097,631
Real Estate	28,022,127	—	—	28,022,127
Utilities	36,665,761	—	—	36,665,761
Short-Term Investments
Repurchase Agreements	—	2,163,513	—	2,163,513

Total Assets	$568,014,597	$2,163,513	$—	$570,178,110

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Futures	$(288,186)	$—	$—	$(288,186)

Total Liabilities	$(288,186)	$—	$—	$(288,186)

Total	$567,726,411	$2,163,513	$—	$569,889,924

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(288,186	)*

Total		$(288,186)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$856	$856

Total	$856	$856

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(364,239)	$(364,239)

Total	$(364,239)	$(364,239)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,778,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$99,470,792
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$131,158,830

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$158,805,801
Aggregate gross unrealized depreciation	(55,199,799)

Net unrealized appreciation	$103,606,002

Federal income tax cost of investments in securities and derivative instruments, if applicable	$466,283,922

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $462,204,173)	$568,014,597
Repurchase Agreements (Cost $2,163,513)	2,163,513
Cash	6,596,854
Dividends, interest and other receivables	995,690
Due from broker for futures variation margin	328,315
Receivable for Portfolio shares sold	143,534
Due from Custodian	5,435
Securities lending income receivable	991
Receivable from sub-adviser	13
Other assets	2,748

Total assets	578,251,690

LIABILITIES
Payable for return of collateral on securities loaned	2,163,513
Investment management fees payable	175,254
Payable for Portfolio shares redeemed	144,212
Distribution fees payable – Class IB	114,308
Administrative fees payable	48,662
Distribution fees payable – Class IA	12,176
Payable for securities purchased	5,435
Trustees’ fees payable	228
Accrued expenses	55,069

Total liabilities	2,718,857

NET ASSETS	$575,532,833

Net assets were comprised of:
Paid in capital	$468,927,390
Total distributable earnings (loss)	106,605,443

Net assets	$575,532,833

Class IA
Net asset value, offering and redemption price per share, $55,403,828 / 7,009,668 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.90

Class IB
Net asset value, offering and redemption price per share, $520,013,337 / 66,017,488 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.88

Class K
Net asset value, offering and redemption price per share, $115,668 / 14,701 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.87

(x)	Includes value of securities on loan of $2,247,415.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($30,312 of dividend income received from affiliates) (net of $1,850 foreign withholding tax)	$15,992,318
Income from non-cash dividends	1,016,446
Interest	99,280
Securities lending (net)	22,028

Total income	17,130,072

EXPENSES
Investment management fees	2,275,563
Distribution fees – Class IB	1,467,702
Administrative fees	631,596
Distribution fees – Class IA	157,388
Trustees’ fees	121,076
Printing and mailing expenses	60,701
Professional fees	59,742
Custodian fees	40,000
Miscellaneous	17,118

Gross expenses	4,830,886
Less: Waiver from investment manager	(1,871)

Net expenses	4,829,015

NET INVESTMENT INCOME (LOSS)	12,301,057

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($162,900 of realized gain (loss) from affiliates)	29,336,831
Futures contracts	856

Net realized gain (loss)	29,337,687

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(725,720) of change in unrealized appreciation (depreciation) from affiliates)	(97,406,552)
Futures contracts	(364,239)

Net change in unrealized appreciation (depreciation)	(97,770,791)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(68,433,104)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,132,047)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,301,057	$11,520,834
Net realized gain (loss)	29,337,687	23,321,469
Net change in unrealized appreciation (depreciation)	(97,770,791)	44,825,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(56,132,047)	79,667,785

Distributions to shareholders: (a)
Class IA	(3,748,582)	(3,300,193)
Class IB	(35,230,996)	(30,056,788)
Class K	(8,112)	(6,516)

Total distributions to shareholders	(38,987,690)	(33,363,497)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 690,263 and 1,297,608 shares, respectively ]	6,251,115	11,750,866
Capital shares issued in reinvestment of dividends and distributions [ 447,549 and 361,091 shares, respectively ]	3,748,582	3,300,193
Capital shares repurchased [ (1,173,818) and (1,475,785) shares, respectively ]	(10,760,011)	(13,329,788)

Total Class IA transactions	(760,314)	1,721,271

Class IB
Capital shares sold [ 4,670,014 and 5,316,238 shares, respectively ]	42,591,224	47,680,700
Capital shares issued in reinvestment of dividends and distributions [ 4,221,050 and 3,299,263 shares, respectively ]	35,230,996	30,056,788
Capital shares repurchased [ (9,067,093) and (8,982,289) shares, respectively ]	(82,977,511)	(80,936,019)

Total Class IB transactions	(5,155,291)	(3,198,531)

Class K
Capital shares issued in reinvestment of dividends and distributions [ 973 and 716 shares, respectively ]	8,112	6,516

Total Class K transactions	8,112	6,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,907,493)	(1,470,744)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(101,027,230)	44,833,544
NET ASSETS:
Beginning of year	676,560,063	631,726,519

End of year (b)	$575,532,833	$676,560,063

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,141,173, $10,379,978 and $2,442 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $2,159,020, $19,676,810 and $4,074 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $411,346 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.26	$8.63	$7.76	$8.51	$7.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	0.15	0.16	0.12
Net realized and unrealized gain (loss)	(0.96)	0.95	1.14	(0.54)	0.85

Total from investment operations	(0.79)	1.11	1.29	(0.38)	0.97

Less distributions:
Dividends from net investment income	(0.18)	(0.17)	(0.16)	(0.16)	(0.13)
Distributions from net realized gains	(0.39)	(0.31)	(0.26)	(0.21)	—

Total dividends and distributions	(0.57)	(0.48)	(0.42)	(0.37)	(0.13)

Net asset value, end of year	$7.90	$9.26	$8.63	$7.76	$8.51

Total return	(8.90)%	12.92%	16.57%	(4.46)%	12.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$55,404	$65,263	$59,200	$57,074	$52,296
Ratio of expenses to average net assets:
After waivers (f)	0.74%	0.73%	0.73%	0.73%	0.73%
Before waivers(f)	0.74%	0.73%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.89%	1.78%	1.87%	1.90%	1.51%
Before waivers (f)	1.89%	1.78%	1.87%	1.90%	1.51%
Portfolio turnover rate^	16%	13%	18%	19%	16%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.23	$8.60	$7.74	$8.49	$7.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16	0.15	0.16	0.12
Net realized and unrealized gain (loss)	(0.95)	0.95	1.12	(0.54)	0.85

Total from investment operations	(0.78)	1.11	1.27	(0.38)	0.97

Less distributions:
Dividends from net investment income	(0.18)	(0.17)	(0.15)	(0.16)	(0.13)
Distributions from net realized gains	(0.39)	(0.31)	(0.26)	(0.21)	—

Total dividends and distributions	(0.57)	(0.48)	(0.41)	(0.37)	(0.13)

Net asset value, end of year	$7.88	$9.23	$8.60	$7.74	$8.49

Total return	(8.82)%	12.96%	16.47%	(4.47)%	12.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$520,013	$611,171	$572,415	$506,067	$556,305
Ratio of expenses to average net assets:
After waivers (f)	0.74%	0.73%	0.73%	0.73%	0.73%
Before waivers(f)	0.74%	0.73%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.89%	1.78%	1.88%	1.86%	1.51%
Before waivers(f)	1.89%	1.78%	1.88%	1.86%	1.51%
Portfolio turnover rate^	16%	13%	18%	19%	16%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class K	2018	2017	2016					2014
Net asset value, beginning of year	$9.22	$8.59	$7.73	$8.49		$8.58		$7.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.18	0.17	0.13		0.05		0.17
Net realized and unrealized gain (loss)	(0.96)	0.95	1.13	(0.50)		(0.02)		0.86

Total from investment operations	(0.76)	1.13	1.30	(0.37)		0.03		1.03

Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.18)	(0.18)		—		(0.15)
Distributions from net realized gains	(0.39)	(0.31)	(0.26)	(0.21)		—		—

Total dividends and distributions	(0.59)	(0.50)	(0.44)	(0.39)		—		(0.15)

Net asset value, end of year	$7.87	$9.22	$8.59	$7.73		$8.61		$8.58

Total return	(8.59)%	13.24%	16.79%	(4.34)%		0.35%		13.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116	$127	$112	$96		$—		$— #
Ratio of expenses to average net assets:
After waivers (f)	0.49%	0.48%	0.48%	0.48%		0.48%		0.48%
Before waivers (f)	0.49%	0.48%	0.48%	0.48%		0.48%		0.48%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.15%	2.03%	2.13%	2.36	%(l)	1.73	%(l)	2.04%
Before waivers (f)	2.15%	2.03%	2.13%	2.36	%(l)	1.73	%(l)	2.04%
Portfolio turnover rate^	16%	13%	18%	19%		19%		16%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Amount is less than $500.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Lazard Asset Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(1.06)%
MSCI Emerging Markets (Net Dividends) IndexSM	(0.25)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.06)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Net Dividends) Index, which returned (0.25)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$102,552,329	29.3%
Information Technology	58,212,426	16.6
Communication Services	54,123,579	15.4
Energy	31,408,545	9.0
Consumer Staples	22,916,185	6.5
Materials	19,895,788	5.7
Consumer Discretionary	18,109,115	5.2
Industrials	17,507,347	5.0
Investment Company	8,551,774	2.4
Utilities	3,290,498	0.9
Health Care	2,650,809	0.8
Repurchase Agreements	899,800	0.3
Cash and Other	10,222,811	2.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$989.40	$2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.30	6.97

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.37%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Argentina (1.6%)
YPF SA (ADR)	424,794	$5,687,992

		5,687,992

Brazil (8.9%)
Ambev SA (ADR)	994,923	3,900,098
Banco do Brasil SA	1,158,400	13,940,100
BB Seguridade Participacoes SA	800,000	5,715,923
CCR SA	1,349,100	3,918,540
Cielo SA	1,549,900	3,554,400

		31,029,061

China (20.9%)
AAC Technologies Holdings, Inc. (x)	498,064	2,863,020
Anhui Conch Cement Co. Ltd., Class H (x)	892,374	4,281,958
Baidu, Inc. (ADR)*	27,491	4,360,072
China Construction Bank Corp., Class H	21,431,264	17,571,154
China Mobile Ltd. (ADR)	308,803	14,822,544
China Shenhua Energy Co. Ltd., Class H	1,437,054	3,130,041
CNOOC Ltd.	2,518,321	3,858,236
ENN Energy Holdings Ltd.	373,205	3,290,498
Hengan International Group Co. Ltd.	361,473	2,621,696
NetEase, Inc. (ADR)	45,929	10,810,309
Weichai Power Co. Ltd., Class H	4,832,906	5,480,433

		73,089,961

Egypt (1.0%)
Commercial International Bank Egypt SAE (Registered) (GDR) (m)	806,665	3,424,125

Hong Kong (1.1%)
ASM Pacific Technology Ltd.	404,512	3,876,221

Hungary (2.0%)
OTP Bank Nyrt.	175,757	7,088,805

India (3.2%)
Axis Bank Ltd. (GDR)(m)*	177,658	7,970,097
Infosys Ltd. (ADR)	332,370	3,164,162

		11,134,259

Indonesia (6.0%)
Astra International Tbk. PT	7,933,696	4,567,054
Bank Mandiri Persero Tbk. PT	14,084,128	7,220,267
Semen Indonesia Persero Tbk. PT	4,059,829	3,245,604
Telekomunikasi Indonesia Persero Tbk. PT (ADR)	233,944	6,131,673

		21,164,598

Luxembourg (0.7%)
Ternium SA (ADR)	87,205	2,363,256

Malaysia (0.7%)
British American Tobacco Malaysia Bhd.	281,900	2,454,014

Mexico (3.4%)
America Movil SAB de CV (ADR), Class L	499,468	7,117,419
Grupo Mexico SAB de CV	1,101,251	2,266,190
Kimberly-Clark de Mexico SAB de CV, Class A(x)	1,616,573	2,564,076

		11,947,685

Pakistan (0.9%)
Habib Bank Ltd.	995,200	863,897
Pakistan Petroleum Ltd.	2,105,100	2,270,009

		3,133,906

Philippines (0.6%)
PLDT, Inc. (ADR)	102,793	2,197,714

		2,197,714

Russia (9.4%)
Alrosa PJSC	2,461,031	3,498,604
Gazprom PJSC (ADR)	986,682	4,364,259
LUKOIL PJSC (ADR)	103,973	7,422,136
Magnit PJSC (GDR)(m)	189,897	2,417,471
Mobile TeleSystems PJSC (ADR)	631,463	4,420,241
Sberbank of Russia PJSC	4,053,047	10,884,466

		33,007,177

South Africa (9.8%)
Bidvest Group Ltd. (The)	255,540	3,678,529
Imperial Logistics Ltd.	288,241	1,364,430
Life Healthcare Group Holdings Ltd.	1,453,946	2,650,809
Motus Holdings Ltd.*	288,241	1,763,203
Nedbank Group Ltd.	197,775	3,763,047
PPC Ltd.*	2,929,612	1,200,161
Sanlam Ltd.	659,924	3,659,711
Shoprite Holdings Ltd.	415,420	5,460,731
Standard Bank Group Ltd.	305,089	3,791,070
Vodacom Group Ltd.	464,352	4,263,607
Woolworths Holdings Ltd.	711,813	2,709,249

		34,304,547

South Korea (14.8%)
Coway Co. Ltd.	63,108	4,186,909
Hanwha Life Insurance Co. Ltd.*	546,527	2,063,097
Hyundai Mobis Co. Ltd.*	28,740	4,882,700
KB Financial Group, Inc.	109,639	4,576,549
KT&G Corp.	38,452	3,498,099
Samsung Electronics Co. Ltd.	448,182	15,507,398
Shinhan Financial Group Co. Ltd.	198,546	7,045,661
SK Hynix, Inc.	185,666	10,035,944

		51,796,357

Taiwan (5.5%)
Catcher Technology Co. Ltd.	387,000	2,790,094
Hon Hai Precision Industry Co. Ltd.*	1,576,000	3,637,599
Taiwan Semiconductor Manufacturing Co. Ltd.	1,761,000	12,783,588

		19,211,281

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Thailand (1.7%)
Kasikornbank PCL	524,167	$2,974,360
Siam Cement PCL (The)	227,242	3,040,015

		6,014,375

Turkey (2.2%)
KOC Holding A/S	1,147,753	3,065,415
Tupras Turkiye Petrol Rafinerileri A/S	212,081	4,675,872

		7,741,287

Total Common Stocks (94.4%) (Cost $334,727,060)		330,666,621

SHORT-TERM INVESTMENTS:
Investment Company (2.4%)
JPMorgan Prime Money Market Fund, IM Shares	8,550,918	8,551,774

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $299,848, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $305,845.(xx)	$299,800	299,800
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $300,048, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $306,078.(xx)	300,000	300,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $300,049, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $306,000.(xx)	300,000	300,000

Total Repurchase Agreements		899,800

Total Short-Term Investments (2.7%) (Cost $9,452,384)		9,451,574

Total Investments in Securities (97.1%) (Cost $344,179,444)		340,118,195
Other Assets Less Liabilities (2.9%)		10,222,811

Net Assets (100%)		$350,341,006

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $13,811,693 or 3.9% of net assets.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $1,297,676. This was collateralized by $470,497 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.625%, maturing 4/4/19 - 5/15/47 and by cash of $899,800 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Financials	$102,552,329	29.3%
Information Technology	58,212,426	16.6
Communication Services	54,123,579	15.4
Energy	31,408,545	9.0
Consumer Staples	22,916,185	6.5
Materials	19,895,788	5.7
Consumer Discretionary	18,109,115	5.2
Industrials	17,507,347	5.0
Investment Company	8,551,774	2.4
Utilities	3,290,498	0.9
Health Care	2,650,809	0.8
Repurchase Agreements	899,800	0.3
Cash and Other	10,222,811	2.9

		100.0%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Argentina	$5,687,992	$—	$—	$5,687,992
Brazil	3,900,098	27,128,963	—	31,029,061
China	29,992,925	43,097,036	—	73,089,961
Egypt	—	3,424,125	—	3,424,125
Hong Kong	—	3,876,221	—	3,876,221
Hungary	—	7,088,805	—	7,088,805
India	3,164,162	7,970,097	—	11,134,259
Indonesia	6,131,673	15,032,925	—	21,164,598
Luxembourg	2,363,256	—	—	2,363,256
Malaysia	—	2,454,014	—	2,454,014
Mexico	11,947,685	—	—	11,947,685
Pakistan	—	3,133,906	—	3,133,906
Philippines	2,197,714	—	—	2,197,714
Russia	4,420,241	28,586,936	—	33,007,177
South Africa	—	34,304,547	—	34,304,547
South Korea	—	51,796,357	—	51,796,357
Taiwan	—	19,211,281	—	19,211,281
Thailand	—	6,014,375	—	6,014,375
Turkey	—	7,741,287	—	7,741,287
Short-Term Investments
Investment Company	8,551,774	—	—	8,551,774
Repurchase Agreements	—	899,800	—	899,800

Total Assets	$78,357,520	$261,760,675	$—	$340,118,195

Total Liabilities	$—	$—	$—	$—

Total	$78,357,520	$261,760,675	$—	$340,118,195

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$110,216	$110,216

Total	$110,216	$110,216

^ This Portfolio held forward foreign currency contracts for hedging.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $18,000 for one month during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$132,299,556
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$—

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,658,605
Aggregate gross unrealized depreciation	(16,826,981)

Net unrealized depreciation	$(4,168,376)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$344,286,571

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $343,279,644)	$339,218,395
Repurchase Agreements (Cost $899,800)	899,800
Cash	10,877,978
Foreign cash (Cost $32,088)	31,019
Dividends, interest and other receivables	613,197
Receivable for Portfolio shares sold	331,599
Deferred offering cost	56,285
Securities lending income receivable	322
Other assets	448

Total assets	352,029,043

LIABILITIES
Payable for return of collateral on securities loaned	899,800
Payable for Portfolio shares redeemed	347,887
Investment management fees payable	258,479
Distribution fees payable – Class IB	75,046
Administrative fees payable	28,866
Payable for securities purchased	8,111
Accrued expenses	69,848

Total liabilities	1,688,037

NET ASSETS	$350,341,006

Net assets were comprised of:
Paid in capital	$354,513,034
Total distributable earnings (loss)	(4,172,028)

Net assets	$350,341,006

Class IB
Net asset value, offering and redemption price per share, $350,341,006 / 18,247,542 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.20

(x)	Includes value of securities on loan of $1,297,676.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $31,715 foreign withholding tax)	$1,355,053
Interest (net of $22,022 foreign withholding tax)	410
Securities lending (net)	395

Total income	1,355,858

EXPENSES
Investment management fees	691,640
Distribution fees – Class IB	172,909
Administrative fees	66,090
Professional fees	42,091
Printing and mailing expenses	26,107
Custodian fees	14,000
Offering costs	13,592
Trustees’ fees	1,636
Miscellaneous	2,601

Gross expenses	1,030,666
Less: Waiver from investment manager	(82,887)

Net expenses	947,779

NET INVESTMENT INCOME (LOSS)	408,079

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,125)
Forward foreign currency contracts	110,216
Foreign currency transactions	(314,888)

Net realized gain (loss)	(205,797)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(4,061,249)
Foreign currency translations	(2,527)

Net change in unrealized appreciation (depreciation)	(4,063,776)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,269,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,861,494)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$408,079
Net realized gain (loss)	(205,797)
Net change in unrealized appreciation (depreciation)	(4,063,776)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,861,494)

Distributions to shareholders:
Class IB	(620,971)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 8,187,290 shares]	159,258,362
Capital shares sold in-kind (Note 8) [ 10,412,937 shares]	202,427,504
Capital shares issued in reinvestment of dividends [ 31,548 shares]	620,971
Capital shares repurchased [ (384,233) shares]	(7,483,366)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	354,823,471

TOTAL INCREASE (DECREASE) IN NET ASSETS	350,341,006
NET ASSETS:
Beginning of period	—

End of period	$350,341,006

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$19.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	##
Net realized and unrealized gain (loss)	(0.23)

Total from investment operations	(0.21)

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$19.20

Total return (b)	(1.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$350,341
Ratio of expenses to average net assets:
After waivers (a)(f)	1.37	%(j)
Before waivers (a)(f)	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.59	%(l)(aa)
Before waivers (a)(f)	0.52	%(l)(aa)
Portfolio turnover rate^	0	%(z)
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01 for Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratio for each class would have been 0.08% lower.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	(9.43)%	3.02%	8.40%
Portfolio – Class IB Shares	(9.28)	3.05	8.32
Portfolio – Class K Shares**	(9.18)	3.28	6.55
MSCI ACWI ex U.S. Growth (Net) Index	(14.43)	1.69	7.15

* Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (9.28)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI ACWI ex U.S. Growth (Net) Index, which returned (14.43)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and, to a lesser extent, an underweight allocation to the consumer discretionary sector contributed to performance relative to the benchmark. Within this sector, the Portfolio’s overweight position in apparel and accessories retailer Kering SA (France) aided relative results.

•

Stock selection in both the information technology and materials sectors also benefited relative returns. Within the information technology sector, holding shares of management consulting firm Accenture plc and an overweight position in shares of software solutions and consulting services firm Dassault Systemes SE (France) bolstered relative performance. Within the materials sector, an overweight position in industrial gas supplier Linde plc (Germany) strengthened relative returns.

•

A combination of stock selection and an overweight allocation to the consumer staples sector positively impacted relative results. The Portfolio’s overweight positions in personal and household products company L’Oréal SA (France) and wine and alcoholic beverage producer Pernod Ricard SA (France) boosted relative performance.

•

Elsewhere, the Portfolio’s overweight positions in medical products and equipment manufacturer Terumo Corp. (Japan), pharmaceutical company Novartis AG (Switzerland) and pharmaceutical and diagnostic company Roche Holding AG (Switzerland) supported relative results. Additionally, holding shares of Indian banking firm HDFC Bank Ltd. helped relative returns.

•

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.

What hurt performance during the year:

•

Stock selection in both the communication services and industrials sectors detracted from relative returns. Within the communication services sector, an overweight position in internet search company Baidu, Inc. (China) and holding shares of advertising and marketing firm WPP Group (United Kingdom) weakened relative returns. Within the industrials sector, overweight positions in industrial process technology manufacturer GEA Group (Germany), building products supplier TOTO Ltd. (Japan) and cable manufacturer and installer Prysmian SpA (Italy) hurt relative results.

•

Other top relative detractors during the period included the timing of the Portfolio’s ownership in shares of health care and agricultural products producer Bayer AG (Germany) and overweight positions in global health care group Fresenius Medical Care AG & Co. KGaA (Germany), pharmaceutical and general merchandise retailer Sundrug Co. Ltd. (Japan) and private banking services provider Julius Baer Group Ltd. (Switzerland). Additionally, holding shares of investment management and banking firm UBS Group AG (Switzerland) hindered relative results.

Portfolio Positioning and Outlook — Massachusetts Financial Services Company d/b/a MFS Investment Management

As of December 31, 2018, consumer staples and health care sectors were the largest overweight sector positions in the portfolio. We have generally been overweight these sectors because many companies have pricing power, from either strong brands or patent

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protection, which leads to higher than average revenue growth and more stable margins when input costs rise. For these reasons, these companies also typically have more sustainable earnings and cash flow growth than the overall market. As of December 31, 2018, the portfolio held large underweights in the communications services and consumer discretionary sectors.

With so much political uncertainty in the U.S., Italy and France, we expect volatility to remain high in 2019. Many investment professionals are in uncharted territory since, until recently, interest rates had been falling for decades. We are now at an inflection point where interest rates are likely to rise rather than fall. When interest rates rise in the U.S. (and Mexico), it has a negative impact on consumption, but the impact is somewhat muted by the fact that most mortgages in these countries are fixed-rate mortgages. In other countries, interest rate increases can have a bigger negative impact on consumption since most of the mortgages in these countries are adjustable-rate mortgages. As interest rates rise in what appears to be a more challenging economic environment, we remain (even more) conscientious of companies that have significant leverage.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Consumer Staples	$266,021,200	21.1%
Information Technology	168,977,660	13.4
Industrials	164,606,948	13.1
Health Care	163,692,941	13.0
Financials	147,802,886	11.7
Consumer Discretionary	128,664,558	10.2
Materials	101,412,500	8.1
Communication Services	53,831,318	4.3
Energy	21,702,690	1.7
Utilities	5,911,980	0.5
Cash and Other	37,144,616	2.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$896.00	$5.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.28	5.98
Class IB
Actual	1,000.00	897.50	5.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.28	5.98
Class K
Actual	1,000.00	897.40	4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.54	4.72

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.18%, 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.2%)
Brambles Ltd.	1,740,557	$12,442,910
Caltex Australia Ltd.	266,285	4,778,783
Oil Search Ltd.	2,042,718	10,300,900

		27,522,593

Brazil (0.5%)
Ambev SA (ADR)	1,475,166	5,782,651

Canada (3.9%)
Canadian National Railway Co.	360,721	26,733,033
Element Fleet Management Corp.	670,352	3,393,006
Ritchie Bros Auctioneers, Inc.	361,633	11,830,157
Suncor Energy, Inc.	237,129	6,623,007

		48,579,203

China (4.8%)
51job, Inc. (ADR)*	56,787	3,545,780
Alibaba Group Holding Ltd. (ADR)*	54,000	7,401,780
Baidu, Inc. (ADR)*	150,336	23,843,290
China Resources Beer Holdings Co. Ltd.	2,628,000	9,106,339
China Resources Gas Group Ltd.	1,502,000	5,911,980
Yum China Holdings, Inc.	323,922	10,861,105

		60,670,274

Czech Republic (0.3%)
Komercni banka A/S	96,078	3,623,188

Denmark (0.9%)
Novo Nordisk A/S, Class B	238,205	10,949,738

France (17.4%)
Air Liquide SA	160,887	19,918,681
Danone SA	413,103	29,115,273
EssilorLuxottica SA	192,112	24,258,407
Kering SA	33,003	15,445,887
Legrand SA	99,897	5,622,562
L’Oreal SA	140,348	32,217,176
LVMH Moet Hennessy Louis Vuitton SE	106,954	31,427,987
Pernod Ricard SA	185,989	30,538,922
Publicis Groupe SA	146,472	8,382,824
Schneider Electric SE	325,549	22,155,896

		219,083,615

Germany (8.3%)
Bayer AG (Registered)	321,113	22,266,351
Brenntag AG	200,451	8,651,301
Fresenius Medical Care AG & Co. KGaA	213,822	13,889,040
GEA Group AG	399,768	10,308,882
SAP SE	389,309	38,778,956
Symrise AG	140,083	10,351,987

		104,246,517

Hong Kong (3.2%)
AIA Group Ltd.	4,886,369	40,196,533

India (4.0%)
Adani Ports & Special Economic Zone Ltd.	479,639	2,658,102
HDFC Bank Ltd.	882,860	26,852,370
Infosys Ltd. (ADR)	1,010,533	9,620,274
ITC Ltd.	2,950,475	11,906,999

		51,037,745

Ireland (0.7%)
Paddy Power Betfair plc	106,371	8,651,301

Israel (1.4%)
Mellanox Technologies Ltd.*	89,028	8,224,407
Nice Ltd. (ADR)*	86,392	9,348,478

		17,572,885

Italy (0.7%)
Prysmian SpA	438,963	8,511,440

Japan (8.6%)
AEON Financial Service Co. Ltd.	575,400	10,336,352
Bandai Namco Holdings, Inc.	180,200	8,039,972
Hitachi Ltd.	582,300	15,478,583
Japan Tobacco, Inc.	565,600	13,418,812
Kao Corp.	190,000	14,007,923
Obic Co. Ltd.	115,000	8,801,046
SoftBank Group Corp.	47,700	3,144,134
Sundrug Co. Ltd.	368,600	10,964,193
Terumo Corp.	278,000	15,617,881
TOTO Ltd.	260,500	8,954,595

		108,763,491

Mexico (1.3%)
Grupo Financiero Banorte SAB de CV, Class O	2,200,130	10,723,139
Grupo Financiero Inbursa SAB de CV, Class O	1,730,515	2,491,191
Grupo Mexico SAB de CV	1,488,409	3,062,896

		16,277,226

Netherlands (1.7%)
Akzo Nobel NV	266,402	21,414,085

Peru (0.7%)
Credicorp Ltd.	39,306	8,712,961

Singapore (1.4%)
DBS Group Holdings Ltd.	1,006,900	17,396,706

South Korea (0.7%)
NAVER Corp.*	86,109	9,382,244

Spain (1.0%)
Amadeus IT Group SA	185,199	12,895,249

Switzerland (13.4%)
Julius Baer Group Ltd.	198,388	7,089,153
Nestle SA (Registered)	686,458	55,809,617
Novartis AG (Registered)	343,359	29,408,142
Roche Holding AG	207,291	51,257,725
Sika AG (Registered)	62,035	7,884,239
UBS Group AG (Registered)*	1,360,918	16,988,287

		168,437,163

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Taiwan (3.6%)
MediaTek, Inc.	669,000	$4,933,686
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,090,418	40,247,328

		45,181,014

United Kingdom (13.2%)
Burberry Group plc	392,859	8,643,338
Compass Group plc	565,543	11,873,397
Croda International plc	198,055	11,764,434
Diageo plc	737,094	26,198,917
Experian plc	741,698	18,026,770
Intertek Group plc	110,791	6,744,953
Just Eat plc*	275,586	2,061,384
Linde plc	170,141	27,016,178
Reckitt Benckiser Group plc	352,963	26,954,378
Rolls-Royce Holdings plc	1,741,266	18,324,271
Rolls-Royce Holdings plc (Preference) (q)(r)*	75,549,802	96,296
WPP plc	845,305	9,078,826

		166,783,142

United States (3.2%)
Accenture plc, Class A	120,752	17,027,239
Luxoft Holding, Inc.*	119,080	3,622,414
Mettler-Toledo International, Inc.*	12,414	7,021,110
QIAGEN NV*	389,549	13,282,954

		40,953,717

Total Investments in Securities (97.1%) (Cost $959,634,931)		1,222,624,681
Other Assets Less Liabilities (2.9%)		37,144,616

Net Assets (100%)		$1,259,769,297

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.

Glossary:

ADR	— American Depositary Receipt
JPY	— Japanese Yen
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Consumer Staples	$266,021,200	21.1%
Information Technology	168,977,660	13.4
Industrials	164,606,948	13.1
Health Care	163,692,941	13.0
Financials	147,802,886	11.7
Consumer Discretionary	128,664,558	10.2
Materials	101,412,500	8.1
Communication Services	53,831,318	4.3
Energy	21,702,690	1.7
Utilities	5,911,980	0.5
Cash and Other	37,144,616	2.9

		100.0%

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	1,829,126	JPY	201,648,346	Credit Suisse	1/8/2019	(11,495)

Net unrealized depreciation						(11,495)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$27,522,593	$—	$27,522,593
Brazil	5,782,651	—	—	5,782,651
Canada	48,579,203	—	—	48,579,203
China	45,651,955	15,018,319	—	60,670,274
Czech Republic	—	3,623,188	—	3,623,188
Denmark	—	10,949,738	—	10,949,738
France	—	219,083,615	—	219,083,615
Germany	—	104,246,517	—	104,246,517
Hong Kong	—	40,196,533	—	40,196,533
India	9,620,274	41,417,471	—	51,037,745
Ireland	—	8,651,301	—	8,651,301
Israel	17,572,885	—	—	17,572,885
Italy	—	8,511,440	—	8,511,440
Japan	—	108,763,491	—	108,763,491
Mexico	16,277,226	—	—	16,277,226
Netherlands	—	21,414,085	—	21,414,085
Peru	8,712,961	—	—	8,712,961
Singapore	—	17,396,706	—	17,396,706
South Korea	—	9,382,244	—	9,382,244
Spain	—	12,895,249	—	12,895,249
Switzerland	—	168,437,163	—	168,437,163
Taiwan	40,247,328	4,933,686	—	45,181,014
United Kingdom	—	166,686,846	96,296	166,783,142
United States	27,670,763	13,282,954	—	40,953,717

Total Assets	$220,115,246	$1,002,413,139	$96,296	$1,222,624,681

Liabilities:
Forward Currency Contracts	$—	$(11,495)	$—	$(11,495)

Total Liabilities	$—	$(11,495)	$—	$(11,495)

Total	$220,115,246	$1,002,401,644	$96,296	$1,222,613,186

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(11,495)

Total		$(11,495)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(99,212)	$(99,212)

Total	$(99,212)	$(99,212)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(11,495)	$(11,495)

Total	$(11,495)	$(11,495)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $857,000 for five months during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$11,495	$—	$—	$11,495

Total	$11,495	$—	$—	$11,495

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$269,862,050
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$403,624,794

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$341,651,278
Aggregate gross unrealized depreciation	(83,128,589)

Net unrealized appreciation	$258,522,689

Federal income tax cost of investments in securities and derivative instruments, if applicable	$964,090,497

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $959,634,931)	$1,222,624,681
Cash	12,544,978
Foreign cash (Cost $53,732)	53,817
Receivable for securities sold	33,728,487
Dividends, interest and other receivables	3,422,802
Receivable for Portfolio shares sold	295,393
Due from Custodian	56,054
Other assets	5,997

Total assets	1,272,732,209

LIABILITIES
Payable for securities purchased	11,225,654
Investment management fees payable	823,776
Payable for Portfolio shares redeemed	523,350
Administrative fees payable	103,617
Accrued India taxes	81,098
Distribution fees payable – Class IB	54,194
Unrealized depreciation on forward foreign currency contracts	11,495
Distribution fees payable – Class IA	6,867
Accrued expenses	132,861

Total liabilities	12,962,912

NET ASSETS	$1,259,769,297

Net assets were comprised of:
Paid in capital	$972,215,578
Total distributable earnings (loss)	287,553,719

Net assets	$1,259,769,297

Class IA
Net asset value, offering and redemption price per share, $32,071,133 / 4,755,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.74

Class IB
Net asset value, offering and redemption price per share, $253,136,529 / 37,458,892 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.76

Class K
Net asset value, offering and redemption price per share, $974,561,635 / 144,502,494 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $2,803,048 foreign withholding tax)	$26,272,691
Income from non-cash dividends	2,369,054
Interest	149,934

Total income	28,791,679

EXPENSES
Investment management fees	11,590,599
Administrative fees	1,346,909
Distribution fees – Class IB	674,541
Custodian fees	287,000
Printing and mailing expenses	113,308
Professional fees	94,534
Distribution fees – Class IA	82,689
Trustees’ fees	34,372
Miscellaneous	38,067

Gross expenses	14,262,019
Less: Waiver from investment manager	(505,221)

Net expenses	13,756,798

NET INVESTMENT INCOME (LOSS)	15,034,881

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	135,880,473
Forward foreign currency contracts	(99,212)
Foreign currency transactions	81,187

Net realized gain (loss)	135,862,448

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $22,477 on unrealized appreciation on investments)	(274,223,801)
Forward foreign currency contracts	(11,495)
Foreign currency translations	(129,570)

Net change in unrealized appreciation (depreciation)	(274,364,866)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(138,502,418)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(123,467,537)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,034,881	$14,100,299
Net realized gain (loss)	135,862,448	71,857,388
Net change in unrealized appreciation (depreciation)	(274,364,866)	310,829,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(123,467,537)	396,787,672

Distributions to shareholders: (a)
Class IA	(3,548,701)	(1,550,816)
Class IB	(27,977,932)	(10,610,616)
Class K	(109,948,642)	(53,777,676)

Total distributions to shareholders	(141,475,275)	(65,939,108)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,096,654 and 1,081,504 shares, respectively ]	9,097,884	8,469,464
Capital shares issued in reinvestment of dividends and distributions [ 500,332 and 189,902 shares, respectively ]	3,548,701	1,550,816
Capital shares repurchased [ (441,087) and (1,518,426) shares, respectively ]	(3,612,642)	(12,306,660)

Total Class IA transactions	9,033,943	(2,286,380)

Class IB
Capital shares sold [ 4,998,608 and 4,788,925 shares, respectively ]	40,960,130	36,956,707
Capital shares issued in reinvestment of dividends and distributions [ 3,936,222 and 1,296,877 shares, respectively ]	27,977,932	10,610,616
Capital shares repurchased [ (2,937,320) and (3,058,680) shares, respectively ]	(24,026,962)	(23,359,982)

Total Class IB transactions	44,911,100	24,207,341

Class K
Capital shares sold [ 8,273,001 and 5,002,547 shares, respectively ]	63,764,737	37,446,472
Capital shares issued in reinvestment of dividends and distributions [ 15,501,525 and 6,585,728 shares, respectively ]	109,948,642	53,777,676
Capital shares repurchased [ (25,534,159) and (23,544,340) shares, respectively ]	(212,203,290)	(186,854,138)

Total Class K transactions	(38,489,911)	(95,629,990)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,455,132	(73,709,029)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(249,487,680)	257,139,535
NET ASSETS:
Beginning of year	1,509,256,977	1,252,117,442

End of year (b)	$1,259,769,297	$1,509,256,977

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $281,009, $1,922,648 and $12,014,776 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $1,269,807, $8,687,968 and $41,762,900 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(69,810) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.32	$6.57	$6.52	$6.65	$7.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.06	0.04	0.08
Net realized and unrealized gain (loss)	(0.82)	2.04	0.07	(0.02)	(0.45)

Total from investment operations	(0.75)	2.10	0.13	0.02	(0.37)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.07)	(0.06)	(0.07)
Distributions from net realized gains	(0.76)	(0.29)	(0.01)	(0.09)	(0.29)

Total dividends and distributions	(0.83)	(0.35)	(0.08)	(0.15)	(0.36)

Net asset value, end of year	$6.74	$8.32	$6.57	$6.52	$6.65

Total return	(9.43)%	32.11%	1.95%	0.23%	(5.09)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,071	$29,947	$25,282	$24,379	$20,631
Ratio of expenses to average net assets:
After waivers (f)	1.19%	1.20%	1.22%	1.23%	1.23%
Before waivers (f)	1.22%	1.23%	1.23%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	0.74%	0.97%	0.63%	1.16%
Before waivers (f)	0.83%	0.72%	0.96%	0.63%	1.16%
Portfolio turnover rate^	20%	12%	20%	27%	22%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.33	$6.58	$6.53	$6.66	$7.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.06	0.04	0.09
Net realized and unrealized gain (loss)	(0.81)	2.04	0.07	(0.02)	(0.46)

Total from investment operations	(0.74)	2.10	0.13	0.02	(0.37)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.07)	(0.06)	(0.07)
Distributions from net realized gains	(0.76)	(0.29)	(0.01)	(0.09)	(0.29)

Total dividends and distributions	(0.83)	(0.35)	(0.08)	(0.15)	(0.36)

Net asset value, end of year	$6.76	$8.33	$6.58	$6.53	$6.66

Total return	(9.28)%	32.06%	1.95%	0.23%	(5.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$253,137	$262,212	$187,210	$179,695	$176,193
Ratio of expenses to average net assets:
After waivers (f)	1.19%	1.20%	1.22%	1.23%	1.23%
Before waivers (f)	1.22%	1.23%	1.23%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.88%	0.75%	0.95%	0.65%	1.18%
Before waivers (f)	0.85%	0.73%	0.94%	0.65%	1.18%
Portfolio turnover rate^	20%	12%	20%	27%	22%

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.32	$6.57	$6.52	$6.65	$7.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.08	0.08	0.06	0.10
Net realized and unrealized gain (loss)	(0.82)	2.04	0.06	(0.03)	(0.45)

Total from investment operations	(0.73)	2.12	0.14	0.03	(0.35)

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.07)	(0.09)
Distributions from net realized gains	(0.76)	(0.29)	(0.01)	(0.09)	(0.29)

Total dividends and distributions	(0.85)	(0.37)	(0.09)	(0.16)	(0.38)

Net asset value, end of year	$6.74	$8.32	$6.57	$6.52	$6.65

Total return	(9.18)%	32.41%	2.21%	0.48%	(4.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$974,562	$1,217,098	$1,039,625	$1,006,718	$978,242
Ratio of expenses to average net assets:
After waivers (f)	0.94%	0.95%	0.97%	0.98%	0.98%
Before waivers (f)	0.97%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.14%	1.03%	1.23%	0.89%	1.43%
Before waivers (f)	1.11%	1.00%	1.22%	0.89%	1.43%
Portfolio turnover rate^	20%	12%	20%	27%	22%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1247

EQ/MFS INTERNATIONAL VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(4.32)%
MSCI EAFE® Value (Net) Index	(7.29)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.32)% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI EAFE® Value (Net) Index, which returned (7.29)% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Consumer Staples	$243,690,538	31.1%
Information Technology	167,189,183	21.3
Industrials	138,120,005	17.6
Financials	45,856,086	5.9
Materials	43,616,852	5.6
Real Estate	42,243,571	5.4
Health Care	38,308,335	4.9
Consumer Discretionary	25,029,676	3.2
Communication Services	10,785,492	1.4
Energy	2,754,204	0.3
Investment Company	1,537,011	0.2
Cash and Other	24,422,590	3.1

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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EQ/MFS INTERNATIONAL VALUE PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$956.80	$2.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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EQ/MFS INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.9%)
Brambles Ltd.	863,392	$6,172,225
WiseTech Global Ltd.	70,566	842,872

		7,015,097

Canada (1.6%)
Descartes Systems Group, Inc. (The)*	28,125	742,268
Fairfax Financial Holdings Ltd.	12,346	5,434,881
Thomson Reuters Corp.	126,057	6,087,707

		12,264,856

Denmark (0.4%)
Jyske Bank A/S (Registered)	45,043	1,628,089
Sydbank A/S	59,725	1,422,158

		3,050,247

Finland (0.2%)
Wartsila OYJ Abp	92,610	1,469,718

France (11.5%)
Danone SA	231,158	16,291,889
Dassault Systemes SE	92,306	10,898,286
Legrand SA	204,867	11,530,651
L’Oreal SA	59,806	13,728,592
LVMH Moet Hennessy Louis Vuitton SE	7,592	2,230,878
Pernod Ricard SA	133,098	21,854,354
Schneider Electric SE	197,719	13,456,167

		89,990,817

Germany (13.1%)
Bayer AG (Registered)	49,051	3,401,254
Brenntag AG	100,294	4,328,607
Deutsche Wohnen SE	386,192	17,701,728
GEA Group AG	207,112	5,340,830
Henkel AG & Co. KGaA (Preference) (q)	203,527	22,225,026
Infineon Technologies AG	469,250	9,337,472
LEG Immobilien AG	52,429	5,474,382
SAP SE	50,684	5,048,618
Symrise AG	141,216	10,435,714
TAG Immobilien AG	200,558	4,578,189
Vonovia SE	319,246	14,489,272

		102,361,092

Hong Kong (0.1%)
Esprit Holdings Ltd.*	2,556,012	507,455

Ireland (1.7%)
Kerry Group plc, Class A	94,437	9,329,051
Ryanair Holdings plc (ADR)*	56,818	4,053,396

		13,382,447

Israel (0.6%)
Check Point Software Technologies Ltd.*	44,739	4,592,458

Japan (20.8%)
Chiba Bank Ltd. (The)	362,300	2,008,979
Daiwa Securities Group, Inc.	330,300	1,684,166
Disco Corp.	10,500	1,211,861
Ezaki Glico Co. Ltd.	5,000	252,547
Hachijuni Bank Ltd. (The)	355,500	1,450,492
Hirose Electric Co. Ltd.	70,500	6,977,289
Ito En Ltd.	225,600	10,144,357
Japan Tobacco, Inc.	126,800	3,008,319
Kansai Paint Co. Ltd.	161,100	3,091,854
Kao Corp.	249,400	18,387,241
KDDI Corp.	452,600	10,785,492
Kobayashi Pharmaceutical Co. Ltd.	138,800	9,505,867
Kose Corp.	15,300	2,426,489
Mebuki Financial Group, Inc.	597,000	1,575,952
MISUMI Group, Inc.	145,000	3,026,129
Nihon Kohden Corp.	257,500	8,318,137
Nissin Foods Holdings Co. Ltd.	34,400	2,158,671
Nomura Research Institute Ltd.	208,000	7,646,039
North Pacific Bank Ltd.	531,800	1,415,749
Obic Co. Ltd.	98,800	7,561,247
Omron Corp.	178,700	6,440,902
Rohto Pharmaceutical Co. Ltd.	178,000	4,805,912
Santen Pharmaceutical Co. Ltd.	602,200	8,618,067
Secom Co. Ltd.	127,200	10,502,056
SMC Corp.	15,400	4,599,984
Sohgo Security Services Co. Ltd.	79,800	3,757,038
Terumo Corp.	137,300	7,713,436
Toyo Suisan Kaisha Ltd.	248,300	8,665,163
USS Co. Ltd.	122,300	2,041,165
Yokogawa Electric Corp.	175,700	3,013,725

		162,794,325

Netherlands (1.6%)
Heineken NV	141,047	12,431,511

Norway (0.4%)
DNB ASA	176,374	2,829,028

South Korea (0.4%)
Samsung Electronics Co. Ltd.	95,915	3,318,723

Spain (2.2%)
Amadeus IT Group SA	251,413	17,505,673

Sweden (1.0%)
Svenska Handelsbanken AB, Class A	719,111	7,966,092

Switzerland (12.4%)
Chocoladefabriken Lindt & Spruengli AG	122	757,864
Cie Financiere Richemont SA (Registered)	74,847	4,810,225
Geberit AG (Registered)	8,009	3,120,293
Givaudan SA (Registered)	10,936	25,365,174
Julius Baer Group Ltd.	50,340	1,798,839
Nestle SA (Registered)	443,808	36,081,967
Roche Holding AG	7,258	1,794,716
Schindler Holding AG	16,185	3,215,510
SGS SA (Registered)	4,792	10,796,394
Sika AG (Registered)	21,842	2,775,974
UBS Group AG (Registered)*	552,835	6,901,018

		97,417,974

Taiwan (2.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	475,393	17,546,756

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
United Kingdom (15.0%)
British American Tobacco plc	59,794	$1,906,782
Bunzl plc	60,508	1,820,612
Compass Group plc	735,422	15,439,953
Croda International plc	32,797	1,948,136
Diageo plc	539,499	19,175,695
Experian plc	287,691	6,992,252
Halma plc	400,936	6,940,336
Hiscox Ltd.	257,642	5,307,469
IG Group Holdings plc	176,982	1,283,247
IMI plc	598,065	7,174,068
Intertek Group plc	126,048	7,673,799
Jardine Lloyd Thompson Group plc	130,665	3,149,927
Reckitt Benckiser Group plc	248,350	18,965,500
RELX plc	251,870	5,185,083
Rentokil Initial plc	419,357	1,794,712
Spectris plc	156,132	4,520,218
Spirax-Sarco Engineering plc	107,652	8,571,276

		117,849,065

United States (10.6%)
Analog Devices, Inc.	155,793	13,371,713
ANSYS, Inc.*	71,705	10,249,513
Cadence Design Systems, Inc.*	450,276	19,578,000
Colgate-Palmolive Co.	275,431	16,393,653
Core Laboratories NV	46,165	2,754,204
Dentsply Sirona, Inc.	98,275	3,656,813
Nordson Corp.	62,434	7,451,498
NVIDIA Corp.	4,580	611,430
Texas Instruments, Inc.	97,712	9,233,784

		83,300,608

Total Common Stocks (96.7%) (Cost $791,675,638)		757,593,942

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	1,536,858	1,537,011

Total Short-Term Investment (0.2%) (Cost $1,537,011)		1,537,011

Total Investments in Securities (96.9%) (Cost $793,212,649)		759,130,953
Other Assets Less Liabilities (3.1%)		24,422,590

Net Assets (100%)		$783,553,543

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
JPY	— Japanese Yen
USD	— United States Dollar

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Consumer Staples	$243,690,538	31.1%
Information Technology	167,189,183	21.3
Industrials	138,120,005	17.6
Financials	45,856,086	5.9
Materials	43,616,852	5.6
Real Estate	42,243,571	5.4
Health Care	38,308,335	4.9
Consumer Discretionary	25,029,676	3.2
Communication Services	10,785,492	1.4
Energy	2,754,204	0.3
Investment Company	1,537,011	0.2
Cash and Other	24,422,590	3.1

		100.0%

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	32,646,980	JPY	3,645,525,000	BNP Paribas	2/22/2019	(744,232)

Net unrealized depreciation						(744,232)

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$7,015,097	$—	$7,015,097
Canada	12,264,856	—	—	12,264,856
Denmark	—	3,050,247	—	3,050,247
Finland	—	1,469,718	—	1,469,718
France	—	89,990,817	—	89,990,817
Germany	—	102,361,092	—	102,361,092
Hong Kong	—	507,455	—	507,455
Ireland	4,053,396	9,329,051	—	13,382,447
Israel	4,592,458	—	—	4,592,458
Japan	—	162,794,325	—	162,794,325
Netherlands	—	12,431,511	—	12,431,511
Norway	—	2,829,028	—	2,829,028
South Korea	—	3,318,723	—	3,318,723
Spain	—	17,505,673	—	17,505,673
Sweden	—	7,966,092	—	7,966,092
Switzerland	—	97,417,974	—	97,417,974
Taiwan	17,546,756	—	—	17,546,756
United Kingdom	—	117,849,065	—	117,849,065
United States	83,300,608	—	—	83,300,608
Short-Term Investment
Investment Company	1,537,011	—	—	1,537,011

Total Assets	$123,295,085	$635,835,868	$—	$759,130,953

Liabilities:
Forward Currency Contracts	$—	$(744,232)	$—	$(744,232)

Total Liabilities	$—	$(744,232)	$—	$(744,232)

Total	$123,295,085	$635,091,636	$—	$758,386,721

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(744,232)

Total		$(744,232)

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(1,824)	$(1,824)

Total	$(1,824)	$(1,824)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(744,232)	$(744,232)

Total	$(744,232)	$(744,232)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $32,647,000 for the period ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$744,232	$—	$—	$744,232

Total	$744,232	$—	$—	$744,232

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$21,658,270
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,111,245

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,073,644
Aggregate gross unrealized depreciation	(44,168,703)

Net unrealized depreciation	$(34,095,059)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$792,481,780

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $793,212,649)	$759,130,953
Cash	25,100,000
Receivable for Portfolio shares sold	620,920
Dividends, interest and other receivables	415,527
Deferred offering cost	128,987
Receivable for securities sold	1,916
Other assets	996

Total assets	785,399,299

LIABILITIES
Foreign currency overdraft payable	5,900
Unrealized depreciation on forward foreign currency contracts	744,232
Investment management fees payable	454,434
Payable for Portfolio shares redeemed	323,314
Distribution fees payable – Class IB	167,886
Administrative fees payable	64,578
Payable for securities purchased	804
Accrued expenses	84,608

Total liabilities	1,845,756

NET ASSETS	$783,553,543

Net assets were comprised of:
Paid in capital	$818,330,841
Total distributable earnings (loss)	(34,777,298)

Net assets	$783,553,543

Class IB
Net asset value, offering and redemption price per share, $783,553,543 / 31,878,926 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.58

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $77,565 foreign withholding tax)	$1,373,990
Interest	66,426

Total income	1,440,416

EXPENSES
Investment management fees	1,335,518
Distribution fees – Class IB	388,232
Administrative fees	148,393
Printing and mailing expenses	50,755
Professional fees	36,988
Offering costs	31,150
Custodian fees	26,500
Trustees’ fees	3,757
Miscellaneous	6,500

Gross expenses	2,027,793
Less: Waiver from investment manager	(243,384)

Net expenses	1,784,409

NET INVESTMENT INCOME (LOSS)	(343,993)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(26,775)
Forward foreign currency contracts	(1,824)
Foreign currency transactions	(1,399)

Net realized gain (loss)	(29,998)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(34,081,696)
Forward foreign currency contracts	(744,232)
Foreign currency translations	3,239

Net change in unrealized appreciation (depreciation)	(34,822,689)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,852,687)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(35,196,680)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(343,993)
Net realized gain (loss)	(29,998)
Net change in unrealized appreciation (depreciation)	(34,822,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,196,680)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,249,349 shares]	57,346,151
Capital shares sold in-kind (Note 8) [ 30,134,504 shares]	774,155,411
Capital shares repurchased [ (504,927) shares]	(12,751,339)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	818,750,223

TOTAL INCREASE (DECREASE) IN NET ASSETS	783,553,543
NET ASSETS:
Beginning of period	—

End of period	$783,553,543

* Commencement of Operations.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$25.69

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)
Net realized and unrealized gain (loss)	(1.10)

Total from investment operations	(1.11)

Net asset value, end of period	$24.58

Total return (b)	(4.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$783,554
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)
Before waivers (a)(f)	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.22	)%(l)
Before waivers (a)(f)	(0.36	)%(l)
Portfolio turnover rate^	1	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1256

EQ/MFS TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(10.35)%
S&P North American Technology Sector Index	(10.15)
S&P 500® Index	(9.04)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (10.35)% for the period ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the S&P 500® Index, which returned (10.15)% and (9.04)%, respectively.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	61.2%
Communication Services	19.0
Consumer Discretionary	9.3
Industrials	4.9
Health Care	2.0
Financials	1.1
Cash and Other	2.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1257

EQ/MFS TECHNOLOGY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$896.50	$2.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.14%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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EQ/MFS TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (19.0%)
Entertainment (2.8%)
Activision Blizzard, Inc.	34,596	$1,611,136
Electronic Arts, Inc.*	31,311	2,470,751
Netflix, Inc.*	1,788	478,576
Spotify Technology SA*	6,460	733,210

		5,293,673

Interactive Media & Services (16.2%)
Alphabet, Inc., Class A*	18,209	19,027,676
Facebook, Inc., Class A*	86,600	11,352,394

		30,380,070

Total Communication Services		35,673,743

Consumer Discretionary (9.3%)
Diversified Consumer Services (0.9%)
Grand Canyon Education, Inc.*	18,816	1,808,970

Internet & Direct Marketing Retail (8.4%)
Alibaba Group Holding Ltd. (ADR)*	8,264	1,132,747
Amazon.com, Inc.*	8,587	12,897,416
Eventbrite, Inc., Class A*	35,492	987,033
Farfetch Ltd., Class A*	41,999	743,802

		15,760,998

Total Consumer Discretionary		17,569,968

Financials (1.1%)
Capital Markets (1.1%)
Nasdaq, Inc.	24,242	1,977,420

Total Financials		1,977,420

Health Care (2.0%)
Health Care Equipment & Supplies (0.2%)
Senseonics Holdings, Inc.*	129,096	334,359

Health Care Providers & Services (0.4%)
Guardant Health, Inc.*	22,045	828,671

Life Sciences Tools & Services (1.4%)
Bio-Techne Corp.	11,510	1,665,727
Illumina, Inc.*	3,363	1,008,665

		2,674,392

Total Health Care		3,837,422

Industrials (4.9%)
Aerospace & Defense (2.1%)
Harris Corp.	15,908	2,142,012
Northrop Grumman Corp.	7,132	1,746,627

		3,888,639

Electrical Equipment (0.1%)
Vicor Corp.*	6,986	264,001

Professional Services (2.7%)
IHS Markit Ltd.*	36,507	1,751,241
TransUnion	32,242	1,831,346
Verisk Analytics, Inc.*	13,539	1,476,292

		5,058,879

Total Industrials		9,211,519

Information Technology (61.2%)
Electronic Equipment, Instruments & Components (3.1%)
Amphenol Corp., Class A	24,899	2,017,317
FLIR Systems, Inc.	32,352	1,408,606
TE Connectivity Ltd.	32,310	2,443,605

		5,869,528

IT Services (28.7%)
CACI International, Inc., Class A*	3,127	450,382
Cognizant Technology Solutions Corp., Class A	37,928	2,407,669
DXC Technology Co.	86,656	4,607,500
Endava plc (ADR)*	56,879	1,378,747
EPAM Systems, Inc.*	11,639	1,350,240
Evo Payments, Inc., Class A*	41,381	1,020,869
Fidelity National Information Services, Inc.	32,835	3,367,229
First Data Corp., Class A*	58,585	990,672
Fiserv, Inc.*	51,167	3,760,263
FleetCor Technologies, Inc.*	10,608	1,970,118
Global Payments, Inc.	36,687	3,783,530
GoDaddy, Inc., Class A*	35,258	2,313,630
Mastercard, Inc., Class A	37,793	7,129,650
PayPal Holdings, Inc.*	53,093	4,464,590
Presidio, Inc.	139,624	1,822,093
Total System Services, Inc.	42,885	3,486,122
Visa, Inc., Class A	65,272	8,611,988
Wix.com Ltd.*	12,796	1,155,991

		54,071,283

Semiconductors & Semiconductor Equipment (4.6%)
Applied Materials, Inc.	78,444	2,568,257
Microchip Technology, Inc.	83,200	5,983,745
Silicon Laboratories, Inc.*	1,241	97,803

		8,649,805

Software (22.3%)
2U, Inc.*	1,735	86,264
Adobe, Inc.*	33,880	7,665,011
Autodesk, Inc.*	19,776	2,543,391
Constellation Software, Inc.	2,767	1,771,147
Dropbox, Inc., Class A*	43,734	893,486
HubSpot, Inc.*	9,059	1,138,988
Microsoft Corp.	100,791	10,237,342
New Relic, Inc.*	12,445	1,007,672
Pluralsight, Inc., Class A*	44,396	1,045,526
PTC, Inc.*	20,676	1,714,040
Rapid7, Inc.*	23,938	745,908
RingCentral, Inc., Class A*	16,707	1,377,325
salesforce.com, Inc.*	62,203	8,519,945
ServiceNow, Inc.*	11,239	2,001,104
Zendesk, Inc.*	19,807	1,156,135

		41,903,284

Technology Hardware, Storage & Peripherals (2.5%)
Apple, Inc.	29,961	4,726,048

Total Information Technology		115,219,948

Total Investments in Securities (97.5%) (Cost $203,419,542)		183,490,020
Other Assets Less Liabilities (2.5%)		4,763,315

Net Assets (100%)		$188,253,335

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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EQ/MFS TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$35,673,743	$—	$—	$35,673,743
Consumer Discretionary	17,569,968	–	—	17,569,968
Financials	1,977,420	—	—	1,977,420
Health Care	3,837,422	—	—	3,837,422
Industrials	9,211,519	—	—	9,211,519
Information Technology	115,219,948	—	—	115,219,948

Total Assets	$183,490,020	$—	$—	$183,490,020

Total Liabilities	$—	$—	$—	$—

Total	$183,490,020	$—	$—	$183,490,020

The Portfolio held no derivatives contracts during the period ended December 31, 2018.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,229,549
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,219,678

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$683,080
Aggregate gross unrealized depreciation	(20,638,474)

Net unrealized depreciation	$(19,955,394)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$203,445,414

See Notes to Financial Statements.

1260

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $203,419,542)	$183,490,020
Cash	4,684,115
Receivable for Portfolio shares sold	249,031
Dividends, interest and other receivables	35,230
Deferred offering cost	33,577
Other assets	246

Total assets	188,492,219

LIABILITIES
Investment management fees payable	93,542
Distribution fees payable – Class IB	40,756
Payable for Portfolio shares redeemed	33,888
Administrative fees payable	15,677
Accrued expenses	55,021

Total liabilities	238,884

NET ASSETS	$188,253,335

Net assets were comprised of:
Paid in capital	$209,824,966
Total distributable earnings (loss)	(21,571,631)

Net assets	$188,253,335

Class IB
Net asset value, offering and redemption price per share, $188,253,335 / 11,434,603 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.46

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $415 foreign withholding tax)	$233,835
Interest	15,494

Total income	249,329

EXPENSES
Investment management fees	286,903
Distribution fees – Class IB	95,634
Administrative fees	36,553
Professional fees	36,506
Printing and mailing expenses	17,968
Offering costs	8,109
Custodian fees	7,500
Trustees’ fees	958
Miscellaneous	1,600

Gross expenses	491,731
Less: Waiver from investment manager	(56,383)

Net expenses	435,348

NET INVESTMENT INCOME (LOSS)	(186,019)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Net realized gain (loss) on investments in securities	(1,642,057)
Foreign currency transactions	(1)

Net realized gain (loss)	(1,642,058)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(19,929,522)
Foreign currency translations	(52)

Net change in unrealized appreciation (depreciation)	(19,929,574)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,571,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,757,651)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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EQ/MFS TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(186,019)
Net realized gain (loss)	(1,642,058)
Net change in unrealized appreciation (depreciation)	(19,929,574)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,757,651)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 834,899 shares]	14,898,405
Capital shares sold in-kind (Note 8) [ 10,950,530 shares]	201,051,725
Capital shares repurchased [ (350,826) shares]	(5,939,144)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	210,010,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	188,253,335
NET ASSETS:
Beginning of period	—

End of period	$188,253,335

* Commencement of Operations.

See Notes to Financial Statements.

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EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$18.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)
Net realized and unrealized gain (loss)	(1.88)

Total from investment operations	(1.90)

Net asset value, end of period	$16.46

Total return (b)	(10.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$188,253
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)
Before waivers (a)(f)	1.21%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.49	)%(l)
Before waivers (a)(f)	(0.56	)%(l)
Portfolio turnover rate^	5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1263

EQ/MFS UTILITIES SERIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(3.35)%
Portfolio – Class K Shares*	(3.31)
Dow Jones Global Utilities Index	(0.70)
S&P 500® Index	(9.04)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.35)% for the period ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Dow Jones Global Utilities Index and the S&P 500® Index, which returned (0.70)% and (9.04)%, respectively.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Utilities	64.3%
Energy	14.5
Communication Services	14.3
Investment Company	2.1
Real Estate	2.0
Industrials	0.2
Cash and Other	2.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1264

EQ/MFS UTILITIES SERIES PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$966.50	$2.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.92	5.34
Class K
Actual	1,000.00	966.90	1.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.18	4.07

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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EQ/MFS UTILITIES SERIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (14.3%)
Diversified Telecommunication Services (5.1%)
Cellnex Telecom SA (m)	78,085	$1,994,692
Hellenic Telecommunications Organization SA	126,284	1,377,346
Koninklijke KPN NV	511,598	1,495,259
Orange SA	97,689	1,580,840
Telesites SAB de CV*	575,848	344,013
TELUS Corp.	54,797	1,816,264

		8,608,414

Media (4.8%)
Altice USA, Inc., Class A	161,689	2,671,102
Charter Communications, Inc., Class A*	1,178	335,695
Comcast Corp., Class A	108,517	3,695,004
NOS SGPS SA	249,608	1,510,750

		8,212,551

Wireless Telecommunication Services (4.4%)
Advanced Info Service PCL	164,900	876,911
KDDI Corp.	52,200	1,243,930
Millicom International Cellular SA (SDR)	16,679	1,058,377
Mobile TeleSystems PJSC (ADR)	117,152	820,064
Tele2 AB, Class B	221,691	2,832,740
XL Axiata Tbk. PT*	4,127,400	568,173

		7,400,195

Total Communication Services		24,221,160

Energy (8.7%)
Oil, Gas & Consumable Fuels (8.7%)
Cheniere Energy, Inc.*	50,127	2,967,017
Enbridge, Inc.	106,074	3,295,194
Equitrans Midstream Corp.*	49,667	994,333
Plains GP Holdings LP, Class A	43,230	868,923
Targa Resources Corp.	20,026	721,337
TransCanada Corp.	96,163	3,433,890
Williams Cos., Inc. (The)	113,346	2,499,279

Total Energy		14,779,973

Industrials (0.2%)
Commercial Services & Supplies (0.2%)
Covanta Holding Corp.	21,938	294,408

Total Industrials		294,408

Real Estate (2.0%)
Equity Real Estate Investment Trusts (REITs) (2.0%)
American Tower Corp. (REIT)	21,182	3,350,780

Total Real Estate		3,350,780

Utilities (59.5%)
Electric Utilities (33.5%)
American Electric Power Co., Inc.	67,406	5,037,924
Avangrid, Inc.	21,815	1,092,713
Duke Energy Corp.	56,542	4,879,575
Edison International	41,713	2,368,047
Emera, Inc.	55,910	1,790,087
Enel Americas SA (ADR)	94,863	846,178
Enel SpA	720,234	4,155,082
Entergy Corp.	48,120	4,141,688
Equatorial Energia SA	17,600	339,993
Evergy, Inc.	49,135	2,789,394
Eversource Energy	14,265	927,796
Exelon Corp.	198,056	8,932,326
FirstEnergy Corp.	46,946	1,762,822
Iberdrola SA	508,680	4,070,173
NextEra Energy, Inc.	38,113	6,624,802
PG&E Corp.*	71,175	1,690,406
PPL Corp.	86,165	2,441,054
SSE plc	206,042	2,832,920

		56,722,980

Gas Utilities (1.7%)
APA Group	108,502	649,564
China Resources Gas Group Ltd.	560,000	2,204,200
Infraestructura Energetica Nova SAB de CV	24,532	91,465

		2,945,229

Independent Power and Renewable Electricity Producers (12.2%)
AES Corp.	117,563	1,699,961
China Longyuan Power Group Corp. Ltd., Class H	162,000	109,393
Clearway Energy, Inc., Class A	67,641	1,144,486
EDP Renovaveis SA	937,260	8,354,673
Engie Brasil Energia SA	3,450	29,479
NextEra Energy Partners LP	49,278	2,121,418
NRG Energy, Inc.	103,476	4,097,650
Vistra Energy Corp.*	135,531	3,102,305

		20,659,365

Multi-Utilities (11.2%)
CenterPoint Energy, Inc.	179,902	5,078,634
CMS Energy Corp.	8,186	406,435
Dominion Energy, Inc.	15,700	1,121,922
E.ON SE	86,319	853,395
NiSource, Inc.	67,727	1,716,879
Public Service Enterprise Group, Inc.	80,383	4,183,935
RWE AG	81,712	1,776,384
Sempra Energy	35,219	3,810,344

		18,947,928

Water Utilities (0.9%)
Cia de Saneamento Basico do Estado de Sao Paulo	180,800	1,471,058

Total Utilities		100,746,560

Total Common Stocks (84.7%) (Cost $148,027,683)		143,392,881

CONVERTIBLE PREFERRED STOCKS:
Utilities (4.8%)
Electric Utilities (1.5%)
NextEra Energy, Inc. 6.123%	42,755	2,464,398

Gas Utilities (0.3%)
South Jersey Industries, Inc. 7.250%	11,206	519,174

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (0.6%)
Vistra Energy Corp. 7.000%	11,955	$1,090,415

Multi-Utilities (2.4%)
CenterPoint Energy, Inc. 7.000%	9,003	453,481
Dominion Energy, Inc. 6.750%	38,322	1,834,474
Sempra Energy 6.000%	17,854	1,709,752

		3,997,707

Total Convertible Preferred Stocks (4.8%) (Cost $8,351,344)		8,071,694

MASTER LIMITED PARTNERSHIPS:
Energy (5.8%)
Oil, Gas & Consumable Fuels (5.8%)
Enable Midstream Partners LP	41,874	566,555
Energy Transfer LP	70,917	936,814
Enterprise Products Partners LP	158,908	3,907,548
EQM Midstream Partners LP	52,295	2,261,759
Plains All American Pipeline LP	19,256	385,890
Western Gas Equity Partners LP	62,977	1,746,352

Total Master Limited Partnerships (5.8%) (Cost $11,486,697)		9,804,918

SHORT-TERM INVESTMENT:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, IM Shares	3,567,452	3,567,809

Total Short-Term Investment (2.1%) (Cost $3,567,809)		3,567,809

Total Investments in Securities (97.4%) (Cost $171,433,533)		164,837,302
Other Assets Less Liabilities (2.6%)		4,330,254

Net Assets (100%)		$169,167,556

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $1,994,692 or 1.2% of net assets.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	0.4%
Brazil	1.1
Canada	6.1
Chile	0.5
China	1.4
Colombia	0.6
France	0.9
Germany	1.5
Greece	0.8
Indonesia	0.3
Italy	2.5
Japan	0.7
Mexico	0.3
Netherlands	0.9
Portugal	0.9
Russia	0.5
Spain	8.5
Sweden	1.7
Thailand	0.5
United Kingdom	1.7
United States	65.6
Cash and Other	2.6

100.0%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	2,700,000	CAD	3,605,342	Citibank NA	1/11/2019	58,525
USD	4,300,000	CAD	5,615,327	HSBC Bank plc	1/11/2019	185,897
USD	11,035,000	EUR	9,615,971	HSBC Bank plc	1/11/2019	10,199
USD	1,260,000	GBP	978,086	HSBC Bank plc	1/11/2019	12,839

Total unrealized appreciation						267,460

USD	3,443,000	EUR	3,023,077	Brown Brothers Harriman & Co.	1/11/2019	(22,986)
USD	2,000,000	EUR	1,757,072	Royal Bank of Scotland	1/11/2019	(14,500)
USD	1,400,000	EUR	1,229,025	State Street Bank & Trust	1/11/2019	(9,088)
USD	588,000	GBP	464,691	BNP Paribas	1/11/2019	(4,529)

Total unrealized depreciation						(51,103)

Net unrealized appreciation						216,357

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$9,682,142	$14,539,018	$—	$24,221,160
Energy	14,779,973	—	—	14,779,973
Industrials	294,408	—	—	294,408
Real Estate	3,350,780	—	—	3,350,780
Utilities	73,900,246	26,846,314	—	100,746,560
Convertible Preferred Stocks
Utilities	8,071,694	—	—	8,071,694
Forward Currency Contracts	—	267,460	—	267,460
Master Limited Partnerships
Energy	9,804,918	—	—	9,804,918
Short-Term Investment
Investment Company	3,567,809	—	—	3,567,809

Total Assets	$123,451,970	$41,652,792	$—	$165,104,762

Liabilities:
Forward Currency Contracts	$—	$(51,103)	$—	$(51,103)

Total Liabilities	$—	$(51,103)	$—	$(51,103)

Total	$123,451,970	$41,601,689	$—	$165,053,659

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$267,460

Total		$267,460

	Liability Derivatives
Foreign exchange contracts	Payables	$(51,103)

Total		$(51,103)

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$884	$884

Total	$884	$884

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$216,357	$216,357

Total	$216,357	$216,357

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $19,972,000 for the period ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA .	$58,525	$—	$—	$58,525
HSBC Bank plc	208,935	—	—	208,935

Total	$267,460	$—	$—	$267,460

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$4,529	$—	$—	$4,529
Brown Brothers Harriman & Co.	22,986	—	—	22,986
Royal Bank of Scotland	14,500	—	—	14,500
State Street Bank & Trust	9,088	—	—	9,088

Total	$51,103	$—	$—	$51,103

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$19,140,819
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,238,492

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,119,603
Aggregate gross unrealized depreciation	(9,557,662)

Net unrealized depreciation	$(6,438,059)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$171,491,718

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $171,433,533)	$164,837,302
Cash	5,200,000
Foreign cash (Cost $1,361)	1,361
Receivable for securities sold	990,661
Dividends, interest and other receivables	309,821
Unrealized appreciation on forward foreign currency contracts	267,460
Receivable for Portfolio shares sold	66,006
Deferred offering cost	27,715
Other assets	215

Total assets	171,700,541

LIABILITIES
Payable for securities purchased	2,182,054
Payable for Portfolio shares redeemed	127,098
Investment management fees payable	68,850
Unrealized depreciation on forward foreign currency contracts	51,103
Distribution fees payable – Class IB	36,491
Administrative fees payable	14,040
Accrued expenses	53,349

Total liabilities	2,532,985

NET ASSETS	$169,167,556

Net assets were comprised of:
Paid in capital	$175,753,489
Total distributable earnings (loss)	(6,585,933)

Net assets	$169,167,556

Class IB
Net asset value, offering and redemption price per share, $169,124,489 / 5,892,736 shares outstanding (unlimited amount authorized: $0.01 par value)	$28.70

Class K
Net asset value, offering and redemption price per share, $43,067 / 1,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.20

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $197,576 foreign withholding tax)	$1,035,310
Interest	18,013

Total income	1,053,323

EXPENSES
Investment management fees	243,879
Distribution fees – Class IB	83,493
Professional fees	36,565
Administrative fees	31,926
Printing and mailing expenses	16,091
Custodian fees	7,500
Offering costs	6,693
Trustees’ fees	793
Miscellaneous	1,599

Gross expenses	428,539
Less: Waiver from investment manager	(78,670)

Net expenses	349,869

NET INVESTMENT INCOME (LOSS)	703,454

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(188,156)
Forward foreign currency contracts	884
Foreign currency transactions	15,884

Net realized gain (loss)	(171,388)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(6,596,231)
Forward foreign currency contracts	216,357
Foreign currency translations	(1,086)

Net change in unrealized appreciation (depreciation)	(6,380,960)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,552,348)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,848,894)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$703,454
Net realized gain (loss)	(171,388)
Net change in unrealized appreciation (depreciation)	(6,380,960)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,848,894)

Distributions to shareholders:
Class IB	(860,329)
Class K	(234)

Total distributions to shareholders	(860,563)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 421,810 shares]	12,510,270
Capital shares sold in-kind (Note 8) [ 5,566,463 shares]	166,103,256
Capital shares issued in reinvestment of dividends [ 28,641 shares]	860,329
Capital shares repurchased [ (124,178) shares]	(3,641,580)

Total Class IB transactions	175,832,275

Class K
Capital shares sold [ 129 shares]	3,866
Capital shares sold in-kind (Note 8) [ 2,017 shares]	61,252
Capital shares issued in reinvestment of dividends [ 8 shares]	234
Capital shares repurchased [ (679) shares]	(20,614)

Total Class K transactions	44,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	175,877,013

TOTAL INCREASE (DECREASE) IN NET ASSETS	169,167,556
NET ASSETS:
Beginning of period	—

End of period	$169,167,556

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$29.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12
Net realized and unrealized gain (loss)	(1.11)

Total from investment operations	(0.99)

Less distributions:
Dividends from net investment income	(0.15)

Net asset value, end of period	$28.70

Total return (b)	(3.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$169,124
Ratio of expenses to average net assets:
After waivers (a)(f)	1.05	%(j)
Before waivers (a)(f)	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.11	%(l)
Before waivers (a)(f)	1.97	%(l)
Portfolio turnover rate^	10	%(z)

Class K	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$30.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14
Net realized and unrealized gain (loss)	(1.14)

Total from investment operations	(1.00)

Less distributions:
Dividends from net investment income	(0.16)

Net asset value, end of period	$29.20

Total return (b)	(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80	%(j)
Before waivers (a)(f)	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.36	%(l)
Before waivers (a)(f)	2.23	%(l)
Portfolio turnover rate^	10	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IB and 0.80% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P. (Effective November 19, 2018, AllianceBernstein L.P. replaced SSGA Funds Management, Inc. as a sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(11.69)%	5.30%	12.96%
Portfolio – Class IB Shares	(11.68)	5.30	12.88
Portfolio – Class K Shares*	(11.46)	5.56	11.44
S&P MidCap 400® Index	(11.08)	6.03	13.68

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (11.68)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned (11.08)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance during the year were health care, utilities and information technology.

•	The five stocks that contributed most to performance during the year were Abiomed Inc., Bioverativ Inc., Fortinet Inc., Wellcare Group Inc. and Hollyfrontier Corp.

What hurt performance during the year:

•	The sectors that detracted most from performance during the year were industrials, financials and consumer discretionary.

•	The five stocks that detracted most from performance during the year were Thor Industries Inc., Coherent Inc., Manpower Inc., Cognex Corp. and NVR Inc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

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EQ/MID CAP INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	16.3%
Industrials	15.3
Information Technology	15.2
Consumer Discretionary	11.7
Health Care	9.9
Real Estate	9.6
Materials	6.6
Utilities	5.6
Energy	3.7
Consumer Staples	2.9
Communication Services	2.5
Repurchase Agreements	1.9
Cash and Other	(1.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$856.30	$3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.60	3.65
Class IB
Actual	1,000.00	856.60	3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.60	3.65
Class K
Actual	1,000.00	857.50	2.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.86	2.37

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.5%)
Entertainment (0.9%)
Cinemark Holdings, Inc.	119,804	$4,288,983
Live Nation Entertainment, Inc.*	155,500	7,658,375
World Wrestling Entertainment, Inc., Class A	48,900	3,653,808

		15,601,166

Interactive Media & Services (0.3%)
Cars.com, Inc.*	72,300	1,554,450
Yelp, Inc.*	87,644	3,066,664

		4,621,114

Media (1.1%)
AMC Networks, Inc., Class A*	51,159	2,807,606
Cable One, Inc.	5,600	4,592,560
John Wiley & Sons, Inc., Class A	51,240	2,406,743
Meredith Corp. (x)	44,814	2,327,639
New York Times Co. (The), Class A	159,036	3,544,912
TEGNA, Inc.	242,600	2,637,062

		18,316,522

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	103,685	3,373,910

Total Communication Services		41,912,712

Consumer Discretionary (11.7%)
Auto Components (0.8%)
Adient plc	97,800	1,472,868
Dana, Inc.	162,900	2,220,327
Delphi Technologies plc	100,000	1,432,000
Gentex Corp.	303,017	6,123,973
Visteon Corp.*	33,100	1,995,268

		13,244,436

Automobiles (0.2%)
Thor Industries, Inc.	56,430	2,934,360

Distributors (0.4%)
Pool Corp.	45,552	6,771,305

Diversified Consumer Services (1.1%)
Adtalem Global Education, Inc.*	67,515	3,194,810
Graham Holdings Co., Class B	5,000	3,202,900
Service Corp. International	203,187	8,180,309
Sotheby’s*	39,134	1,555,185
Weight Watchers International, Inc.*	43,500	1,676,925

		17,810,129

Hotels, Restaurants & Leisure (3.9%)
Boyd Gaming Corp.	91,100	1,893,058
Brinker International, Inc. (x)	43,503	1,913,262
Cheesecake Factory, Inc. (The) (x)	47,428	2,063,592
Churchill Downs, Inc. (x)	13,473	3,286,604
Cracker Barrel Old Country Store, Inc. (x)	27,100	4,332,206
Domino’s Pizza, Inc.	47,218	11,709,592
Dunkin’ Brands Group, Inc.	94,446	6,055,878
Eldorado Resorts, Inc. (x)*	73,200	2,650,572
International Speedway Corp., Class A	27,481	1,205,317
Jack in the Box, Inc.	29,013	2,252,279
Marriott Vacations Worldwide Corp.	46,200	3,257,562
Papa John’s International, Inc. (x)	25,241	1,004,844
Penn National Gaming, Inc.*	120,100	2,261,483
Scientific Games Corp., Class A (x)*	61,800	1,104,984
Six Flags Entertainment Corp.	80,481	4,477,158
Texas Roadhouse, Inc.	74,900	4,471,530
Wendy’s Co. (The)	210,971	3,293,257
Wyndham Destinations, Inc.	112,000	4,014,080
Wyndham Hotels & Resorts, Inc.	112,600	5,108,662

		66,355,920

Household Durables (1.5%)
Helen of Troy Ltd.*	29,700	3,896,046
KB Home	96,370	1,840,667
NVR, Inc.*	3,880	9,455,521
Tempur Sealy International, Inc.*	51,510	2,132,514
Toll Brothers, Inc.	152,753	5,030,156
TRI Pointe Group, Inc.*	160,200	1,750,986
Tupperware Brands Corp.	56,355	1,779,128

		25,885,018

Leisure Products (0.6%)
Brunswick Corp.	97,735	4,539,790
Polaris Industries, Inc. (x)	65,910	5,053,979

		9,593,769

Multiline Retail (0.4%)
Big Lots, Inc.	45,425	1,313,691
Dillard’s, Inc., Class A (x)	21,700	1,308,727
Ollie’s Bargain Outlet Holdings, Inc.*	57,900	3,850,929

		6,473,347

Specialty Retail (2.1%)
Aaron’s, Inc.	77,886	3,275,106
American Eagle Outfitters, Inc.	189,827	3,669,356
AutoNation, Inc.*	64,800	2,313,360
Bed Bath & Beyond, Inc. (x)	157,900	1,787,428
Dick’s Sporting Goods, Inc.	86,186	2,689,003
Five Below, Inc.*	62,800	6,425,696
Michaels Cos., Inc. (The) (x)*	110,056	1,490,158
Murphy USA, Inc.*	33,700	2,582,768
Sally Beauty Holdings, Inc.*	135,400	2,308,570
Signet Jewelers Ltd. (x)	58,500	1,858,545
Urban Outfitters, Inc.*	85,900	2,851,880
Williams-Sonoma, Inc. (x)	90,741	4,577,884

		35,829,754

See Notes to Financial Statements.

1276

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	52,420	$4,278,521
Deckers Outdoor Corp.*	33,913	4,339,168
Skechers U.S.A., Inc., Class A*	152,200	3,483,858

		12,101,547

Total Consumer Discretionary		196,999,585

Consumer Staples (2.9%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	9,754	2,349,153

Food & Staples Retailing (0.5%)
Casey’s General Stores, Inc.	41,306	5,292,951
Sprouts Farmers Market, Inc.*	143,200	3,366,632

		8,659,583

Food Products (1.7%)
Flowers Foods, Inc.	206,696	3,817,675
Hain Celestial Group, Inc. (The)*	100,664	1,596,531
Ingredion, Inc.	80,009	7,312,822
Lancaster Colony Corp.	21,988	3,888,798
Post Holdings, Inc.*	75,054	6,689,563
Sanderson Farms, Inc.	22,700	2,253,883
Tootsie Roll Industries, Inc. (x)	20,812	695,121
TreeHouse Foods, Inc.*	63,400	3,215,014

		29,469,407

Household Products (0.2%)
Energizer Holdings, Inc.	67,288	3,038,053

Personal Products (0.4%)
Edgewell Personal Care Co.*	60,888	2,274,167
Nu Skin Enterprises, Inc., Class A	62,600	3,839,258

		6,113,425

Total Consumer Staples		49,629,621

Energy (3.7%)
Energy Equipment & Services (1.1%)
Apergy Corp.*	87,100	2,358,668
Core Laboratories NV (x)	49,800	2,971,068
Diamond Offshore Drilling, Inc. (x)*	72,749	686,751
Dril-Quip, Inc.*	42,285	1,269,818
Ensco plc, Class A (x)	492,600	1,753,656
McDermott International, Inc.*	203,433	1,330,452
Oceaneering International, Inc.*	111,024	1,343,390
Patterson-UTI Energy, Inc.	247,875	2,565,506
Rowan Cos. plc, Class A*	143,125	1,200,819
Transocean Ltd.*	570,190	3,957,119

		19,437,247

Oil, Gas & Consumable Fuels (2.6%)
Callon Petroleum Co.*	256,462	1,664,438
Chesapeake Energy Corp. (x)*	1,028,100	2,159,010
CNX Resources Corp.*	240,100	2,741,942
EQT Corp.	297,500	5,619,775
Equitrans Midstream Corp.*	229,520	4,594,990
Matador Resources Co.*	116,649	1,811,559
Murphy Oil Corp.	183,300	4,287,387
Oasis Petroleum, Inc.*	301,000	1,664,530
PBF Energy, Inc., Class A	134,983	4,409,895
QEP Resources, Inc.*	267,002	1,503,221
Range Resources Corp.	233,300	2,232,681
SM Energy Co.	116,262	1,799,736
Southwestern Energy Co.*	660,692	2,252,960
World Fuel Services Corp.	76,500	1,637,865
WPX Energy, Inc.*	444,900	5,049,615

		43,429,604

Total Energy		62,866,851

Financials (16.3%)
Banks (7.3%)
Associated Banc-Corp.	193,886	3,837,004
BancorpSouth Bank	101,189	2,645,080
Bank of Hawaii Corp.	47,378	3,189,487
Bank OZK	136,200	3,109,446
Cathay General Bancorp	86,947	2,915,333
Chemical Financial Corp.	80,457	2,945,531
Commerce Bancshares, Inc.	112,381	6,334,917
Cullen/Frost Bankers, Inc.	72,046	6,335,725
East West Bancorp, Inc.	163,276	7,107,404
First Horizon National Corp.	366,200	4,819,192
FNB Corp.	365,360	3,595,142
Fulton Financial Corp.	198,237	3,068,709
Hancock Whitney Corp.	96,154	3,331,736
Home BancShares, Inc.	181,100	2,959,174
International Bancshares Corp.	61,852	2,127,709
MB Financial, Inc.	94,800	3,756,924
PacWest Bancorp	137,882	4,588,713
Pinnacle Financial Partners, Inc.	82,505	3,803,480
Prosperity Bancshares, Inc. (x)	74,739	4,656,240
Signature Bank	62,400	6,415,344
Sterling Bancorp	254,100	4,195,191
Synovus Financial Corp.	188,642	6,034,658
TCF Financial Corp.	188,942	3,682,480
Texas Capital Bancshares, Inc.*	56,468	2,884,950
Trustmark Corp.	76,163	2,165,314
UMB Financial Corp.	50,757	3,094,654
Umpqua Holdings Corp.	248,100	3,944,790
United Bankshares, Inc.	116,988	3,639,497
Valley National Bancorp	373,500	3,316,680
Webster Financial Corp.	103,872	5,119,851
Wintrust Financial Corp.	63,470	4,220,120

		123,840,475

Capital Markets (2.9%)
Eaton Vance Corp.	133,022	4,679,714
Evercore, Inc., Class A	46,200	3,306,072
FactSet Research Systems, Inc.	43,220	8,649,619
Federated Investors, Inc., Class B	107,875	2,864,081
Interactive Brokers Group, Inc., Class A	84,564	4,621,423
Janus Henderson Group plc	189,649	3,929,527
Legg Mason, Inc.	96,300	2,456,613
MarketAxess Holdings, Inc.	42,400	8,959,544
SEI Investments Co.	148,452	6,858,482

See Notes to Financial Statements.

1277

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Stifel Financial Corp.	80,200	$3,321,884

		49,646,959

Consumer Finance (0.4%)
Navient Corp.	265,400	2,338,174
SLM Corp.*	490,655	4,077,343

		6,415,517

Insurance (5.1%)
Alleghany Corp.	16,837	10,494,839
American Financial Group, Inc.	79,289	7,178,033
Aspen Insurance Holdings Ltd.	67,505	2,834,535
Brown & Brown, Inc.	261,182	7,198,176
CNO Financial Group, Inc.	185,384	2,758,514
First American Financial Corp.	125,824	5,616,783
Genworth Financial, Inc., Class A*	564,200	2,629,172
Hanover Insurance Group, Inc. (The)	47,914	5,594,918
Kemper Corp.	68,591	4,553,071
Mercury General Corp.	30,536	1,579,016
Old Republic International Corp.	320,387	6,590,361
Primerica, Inc.	48,600	4,748,706
Reinsurance Group of America, Inc.	71,799	10,068,374
RenaissanceRe Holdings Ltd.	45,402	6,070,247
WR Berkley Corp.	108,449	8,015,466

		85,930,211

Thrifts & Mortgage Finance (0.6%)
LendingTree, Inc. (x)*	8,400	1,844,388
New York Community Bancorp, Inc.	552,545	5,199,449
Washington Federal, Inc.	94,133	2,514,292

		9,558,129

Total Financials		275,391,291

Health Care (9.9%)
Biotechnology (0.9%)
Exelixis, Inc.*	335,800	6,605,186
Ligand Pharmaceuticals, Inc.*	23,800	3,229,660
United Therapeutics Corp.*	49,058	5,342,416

		15,177,262

Health Care Equipment & Supplies (4.6%)
Avanos Medical, Inc.*	53,200	2,382,828
Cantel Medical Corp.	40,900	3,045,005
Globus Medical, Inc., Class A*	82,555	3,572,980
Haemonetics Corp.*	58,300	5,832,915
Hill-Rom Holdings, Inc.	74,809	6,624,337
ICU Medical, Inc.*	18,700	4,294,081
Inogen, Inc.*	19,800	2,458,566
Integra LifeSciences Holdings Corp.*	79,600	3,589,960
LivaNova plc*	54,741	5,007,159
Masimo Corp.*	54,127	5,811,616
NuVasive, Inc.*	57,900	2,869,524
STERIS plc	95,320	10,184,942
Teleflex, Inc.	51,672	13,356,180
West Pharmaceutical Services, Inc.	82,856	8,122,374

		77,152,467

Health Care Providers & Services (2.0%)
Acadia Healthcare Co., Inc.*	99,400	2,555,574
Chemed Corp.	18,200	5,155,696
Encompass Health Corp.	111,400	6,873,380
HealthEquity, Inc.*	61,000	3,638,650
MEDNAX, Inc.*	105,260	3,473,580
Molina Healthcare, Inc.*	69,600	8,088,912
Patterson Cos., Inc.	93,000	1,828,380
Tenet Healthcare Corp.*	93,400	1,600,876

		33,215,048

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	196,786	1,897,017
Medidata Solutions, Inc.*	67,199	4,530,556

		6,427,573

Life Sciences Tools & Services (1.5%)
Bio-Rad Laboratories, Inc., Class A*	22,584	5,244,457
Bio-Techne Corp.	42,509	6,151,902
Charles River Laboratories International, Inc.*	54,150	6,128,697
PRA Health Sciences, Inc.*	65,300	6,004,988
Syneos Health, Inc.*	68,400	2,691,540

		26,221,584

Pharmaceuticals (0.5%)
Catalent, Inc.*	163,200	5,088,576
Mallinckrodt plc*	93,691	1,480,318
Prestige Consumer Healthcare, Inc.*	58,300	1,800,304

		8,369,198

Total Health Care		166,563,132

Industrials (15.3%)
Aerospace & Defense (1.0%)
Curtiss-Wright Corp.	49,600	5,065,152
Esterline Technologies Corp.*	29,861	3,626,618
Teledyne Technologies, Inc.*	40,485	8,383,229

		17,074,999

Airlines (0.3%)
JetBlue Airways Corp.*	352,556	5,662,049

Building Products (0.7%)
Lennox International, Inc.	40,864	8,943,495
Resideo Technologies, Inc.*	139,500	2,866,725

		11,810,220

Commercial Services & Supplies (1.4%)
Brink’s Co. (The)	57,400	3,710,910
Clean Harbors, Inc.*	57,516	2,838,415
Deluxe Corp.	53,645	2,062,114
Healthcare Services Group, Inc. (x)	83,100	3,338,958
Herman Miller, Inc.	66,966	2,025,721
HNI Corp.	49,248	1,744,857

See Notes to Financial Statements.

1278

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
MSA Safety, Inc.	39,377	$3,712,070
Pitney Bowes, Inc.	211,900	1,252,329
Stericycle, Inc.*	95,928	3,519,598

		24,204,972

Construction & Engineering (1.2%)
AECOM*	181,201	4,801,827
Dycom Industries, Inc.*	35,200	1,902,208
EMCOR Group, Inc.	65,600	3,915,664
Granite Construction, Inc.	51,493	2,074,138
KBR, Inc.	158,561	2,406,956
MasTec, Inc.*	73,200	2,968,992
Valmont Industries, Inc.	25,260	2,802,597

		20,872,382

Electrical Equipment (1.3%)
Acuity Brands, Inc.	45,300	5,207,235
EnerSys	47,500	3,686,475
Hubbell, Inc.	61,707	6,129,973
nVent Electric plc	183,600	4,123,656
Regal Beloit Corp.	48,929	3,427,477

		22,574,816

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	67,334	6,768,414

Machinery (5.1%)
AGCO Corp.	74,898	4,169,572
Crane Co.	57,110	4,122,200
Donaldson Co., Inc.	145,299	6,304,524
Graco, Inc.	188,323	7,881,318
IDEX Corp.	86,398	10,908,611
ITT, Inc.	98,697	4,764,104
Kennametal, Inc.	92,012	3,062,159
Lincoln Electric Holdings, Inc.	73,471	5,793,188
Nordson Corp.	58,983	7,039,621
Oshkosh Corp.	82,421	5,053,232
Terex Corp.	73,052	2,014,044
Timken Co. (The)	78,175	2,917,491
Toro Co. (The)	118,500	6,621,780
Trinity Industries, Inc.	166,429	3,426,773
Wabtec Corp.	96,706	6,793,596
Woodward, Inc.	62,585	4,649,440

		85,521,653

Marine (0.3%)
Kirby Corp.*	60,677	4,087,203

Professional Services (1.1%)
ASGN, Inc.*	59,000	3,215,500
Dun & Bradstreet Corp. (The)	41,900	5,980,806
Insperity, Inc.	42,971	4,011,772
ManpowerGroup, Inc.	73,116	4,737,917

		17,945,995

Road & Rail (1.7%)
Avis Budget Group, Inc.*	74,900	1,683,752
Genesee & Wyoming, Inc., Class A*	66,947	4,955,417
Knight-Swift Transportation Holdings, Inc.	144,516	3,623,016
Landstar System, Inc.	46,367	4,435,931
Old Dominion Freight Line, Inc.	73,900	9,125,911
Ryder System, Inc.	59,800	2,879,370
Werner Enterprises, Inc.	49,984	1,476,527

		28,179,924

Trading Companies & Distributors (0.8%)
GATX Corp.	42,519	3,010,770
MSC Industrial Direct Co., Inc., Class A	51,954	3,996,302
NOW, Inc.*	122,100	1,421,244
Watsco, Inc.	36,123	5,026,154

		13,454,470

Total Industrials		258,157,097

Information Technology (15.2%)
Communications Equipment (1.4%)
ARRIS International plc*	191,000	5,838,870
Ciena Corp.*	160,683	5,448,761
InterDigital, Inc.	39,236	2,606,447
Lumentum Holdings, Inc. (x)*	83,806	3,520,690
NetScout Systems, Inc.*	81,600	1,928,208
Plantronics, Inc.	37,105	1,228,176
ViaSat, Inc. (x)*	63,100	3,719,745

		24,290,897

Electronic Equipment, Instruments & Components (4.0%)
Arrow Electronics, Inc.*	98,440	6,787,438
Avnet, Inc.	130,378	4,706,646
Belden, Inc.	45,800	1,913,066
Cognex Corp.	193,791	7,493,898
Coherent, Inc.*	27,400	2,896,454
Jabil, Inc.	172,700	4,281,233
Littelfuse, Inc.	28,289	4,850,998
National Instruments Corp.	126,629	5,746,424
SYNNEX Corp.	46,719	3,776,764
Tech Data Corp.*	43,268	3,539,755
Trimble, Inc.*	281,686	9,270,286
Vishay Intertechnology, Inc.	148,820	2,680,248
Zebra Technologies Corp., Class A*	60,544	9,640,421

		67,583,631

IT Services (2.6%)
CACI International, Inc., Class A*	27,864	4,013,252
CoreLogic, Inc.*	91,224	3,048,706
Leidos Holdings, Inc.	169,550	8,938,676
LiveRamp Holdings, Inc. (x)*	87,264	3,371,008
MAXIMUS, Inc.	72,400	4,712,516
Perspecta, Inc.	160,600	2,765,532
Sabre Corp.	309,989	6,708,162
Science Applications International Corp.	47,818	3,046,007
WEX, Inc.*	48,587	6,805,095

		43,408,954

Semiconductors & Semiconductor Equipment (3.1%)
Cirrus Logic, Inc.*	68,700	2,279,466
Cree, Inc. (x)*	114,652	4,904,239
Cypress Semiconductor Corp.	407,400	5,182,128
First Solar, Inc.*	85,000	3,608,675

See Notes to Financial Statements.

1279

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Integrated Device Technology, Inc.*	145,741	$7,058,237
MKS Instruments, Inc.	61,700	3,986,437
Monolithic Power Systems, Inc.	43,900	5,103,375
Silicon Laboratories, Inc.*	48,850	3,849,868
Synaptics, Inc.*	39,800	1,480,958
Teradyne, Inc.	210,100	6,592,938
Universal Display Corp. (x)	47,768	4,469,652
Versum Materials, Inc.	122,700	3,401,244

		51,917,217

Software (3.9%)
ACI Worldwide, Inc.*	130,413	3,608,528
Blackbaud, Inc.	54,700	3,440,630
CDK Global, Inc.	145,877	6,984,591
CommVault Systems, Inc.*	43,313	2,559,365
Fair Isaac Corp.*	32,877	6,147,999
j2 Global, Inc.	52,700	3,656,326
LogMeIn, Inc.	58,500	4,771,845
Manhattan Associates, Inc.*	74,100	3,139,617
PTC, Inc.*	119,547	9,910,446
Teradata Corp.*	134,175	5,146,953
Tyler Technologies, Inc.*	43,600	8,101,752
Ultimate Software Group, Inc. (The)*	35,200	8,619,424

		66,087,476

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	132,830	3,065,716

Total Information Technology		256,353,891

Materials (6.6%)
Chemicals (2.6%)
Ashland Global Holdings, Inc.	70,307	4,988,985
Cabot Corp.	69,345	2,977,674
Chemours Co. (The)	199,300	5,624,246
Minerals Technologies, Inc.	39,789	2,042,767
NewMarket Corp.	10,154	4,184,362
Olin Corp.	188,182	3,784,340
PolyOne Corp.	90,085	2,576,431
RPM International, Inc.	150,332	8,836,515
Scotts Miracle-Gro Co. (The)	44,365	2,726,673
Sensient Technologies Corp.	47,602	2,658,572
Valvoline, Inc.	214,902	4,158,354

		44,558,919

Construction Materials (0.2%)
Eagle Materials, Inc.	53,854	3,286,710

Containers & Packaging (1.4%)
AptarGroup, Inc.	70,080	6,592,426
Bemis Co., Inc.	102,500	4,704,750
Greif, Inc., Class A	29,201	1,083,649
Owens-Illinois, Inc.*	179,400	3,092,856
Silgan Holdings, Inc.	87,242	2,060,656
Sonoco Products Co.	112,212	5,961,823

		23,496,160

Metals & Mining (2.0%)
Allegheny Technologies, Inc.*	141,556	3,081,674
Carpenter Technology Corp.	53,173	1,893,491
Commercial Metals Co.	131,863	2,112,445
Compass Minerals International, Inc.	38,069	1,587,097
Reliance Steel & Aluminum Co.	81,531	5,802,561
Royal Gold, Inc.	73,805	6,321,398
Steel Dynamics, Inc.	264,594	7,948,404
United States Steel Corp.	199,700	3,642,528
Worthington Industries, Inc.	45,510	1,585,568

		33,975,166

Paper & Forest Products (0.4%)
Domtar Corp.	70,830	2,488,258
Louisiana-Pacific Corp.	160,766	3,572,220

		6,060,478

Total Materials		111,377,433

Real Estate (9.6%)
Equity Real Estate Investment Trusts (REITs) (9.1%)
Alexander & Baldwin, Inc. (REIT)*	76,267	1,401,787
American Campus Communities, Inc. (REIT)	154,366	6,389,209
Camden Property Trust (REIT)	104,589	9,209,061
CoreCivic, Inc. (REIT)	133,531	2,380,858
CoreSite Realty Corp. (REIT)	41,400	3,611,322
Corporate Office Properties Trust (REIT)	122,602	2,578,320
Cousins Properties, Inc. (REIT)	473,760	3,742,704
CyrusOne, Inc. (REIT)	117,862	6,232,543
Douglas Emmett, Inc. (REIT)	181,900	6,208,247
EPR Properties (REIT)	83,800	5,365,714
First Industrial Realty Trust, Inc. (REIT)	141,900	4,095,234
GEO Group, Inc. (The) (REIT)	137,215	2,703,135
Healthcare Realty Trust, Inc. (REIT)	141,055	4,011,604
Highwoods Properties, Inc. (REIT)	116,574	4,510,248
Hospitality Properties Trust (REIT)	185,198	4,422,528
JBG SMITH Properties (REIT)	122,000	4,246,820
Kilroy Realty Corp. (REIT)	113,390	7,129,963
Lamar Advertising Co. (REIT), Class A	95,311	6,593,615
Liberty Property Trust (REIT)	166,529	6,974,235
Life Storage, Inc. (REIT)	52,500	4,881,975
Mack-Cali Realty Corp. (REIT)	101,748	1,993,243
Medical Properties Trust, Inc. (REIT)	411,200	6,612,096
National Retail Properties, Inc. (REIT)	176,862	8,579,576
Omega Healthcare Investors, Inc. (REIT)	225,708	7,933,636
Pebblebrook Hotel Trust (REIT)	150,599	4,263,458
PotlatchDeltic Corp. (REIT)	76,098	2,407,741
Rayonier, Inc. (REIT)	145,885	4,039,556
Sabra Health Care REIT, Inc. (REIT)	200,899	3,310,816
Senior Housing Properties Trust (REIT)	267,775	3,138,323

See Notes to Financial Statements.

1280

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Tanger Factory Outlet Centers, Inc. (REIT) (x)	105,800	$2,139,276
Taubman Centers, Inc. (REIT)	68,723	3,126,209
Uniti Group, Inc. (REIT) (x)*	198,002	3,082,891
Urban Edge Properties (REIT)	128,490	2,135,504
Weingarten Realty Investors (REIT)	134,157	3,328,435

		152,779,882

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	51,382	6,504,961
Realogy Holdings Corp. (x)	139,700	2,050,796

		8,555,757

Total Real Estate		161,335,639

Utilities (5.6%)
Electric Utilities (1.6%)
ALLETE, Inc.	57,900	4,413,138
Hawaiian Electric Industries, Inc.	122,663	4,491,919
IDACORP, Inc.	56,809	5,286,646
OGE Energy Corp.	225,049	8,819,670
PNM Resources, Inc.	89,715	3,686,389

		26,697,762

Gas Utilities (2.5%)
Atmos Energy Corp.	133,090	12,340,105
National Fuel Gas Co.	96,870	4,957,807
New Jersey Resources Corp.	99,500	4,544,165
ONE Gas, Inc.	59,200	4,712,320
Southwest Gas Holdings, Inc.	58,900	4,505,850
UGI Corp.	195,955	10,454,199

		41,514,446

Multi-Utilities (1.1%)
Black Hills Corp.	60,862	3,820,916
MDU Resources Group, Inc.	220,910	5,266,494
NorthWestern Corp.	56,700	3,370,248
Vectren Corp.	93,606	6,737,760

		19,195,418

Water Utilities (0.4%)
Aqua America, Inc.	200,457	6,853,625

Total Utilities		94,261,251

Total Common Stocks (99.3%) (Cost $1,300,354,180)		1,674,848,503

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.9%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $3,001,552, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $3,162,858. (xx)	$3,000,000	3,000,000
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $2,212,635, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $2,256,888. (xx)	2,212,279	2,212,279
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $650,105, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $663,170. (xx)	650,000	650,000
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $10,035,051, collateralized by various Common Stocks; total market value $11,166,619. (xx)	10,030,000	10,030,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $2,900,412, collateralized by various Common Stocks; total market value $3,228,316. (xx)	2,900,000	2,900,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $3,000,492, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $3,060,000. (xx)	3,000,000	3,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $10,004,686, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $10,200,000. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		31,792,279

Total Short-Term Investments (1.9%) (Cost $31,792,279)		31,792,279

Total Investments in Securities (101.2%) (Cost $1,332,146,459)		1,706,640,782
Other Assets Less Liabilities (-1.2%)		(20,498,340)

Net Assets (100%)		$1,686,142,442

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $43,542,542. This was collateralized by $12,946,594 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 2/15/48 and by cash of $31,792,279 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	51	3/2019	USD	8,477,220	(602,721)

					(602,721)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$41,912,712	$—	$—	$41,912,712
Consumer Discretionary	196,999,585	—	—	196,999,585
Consumer Staples	49,629,621	—	—	49,629,621
Energy	62,866,851	—	—	62,866,851
Financials	275,391,291	—	—	275,391,291
Health Care	166,563,132	—	—	166,563,132
Industrials	258,157,097	—	—	258,157,097
Information Technology	256,353,891	—	—	256,353,891
Materials	111,377,433	—	—	111,377,433
Real Estate	161,335,639	—	—	161,335,639
Utilities	94,261,251	—	—	94,261,251
Short-Term Investments
Repurchase Agreements	—	31,792,279	—	31,792,279

Total Assets	$1,674,848,503	$31,792,279	$—	$1,706,640,782

Liabilities:
Futures	$(602,721)	$—	$—	$(602,721)

Total Liabilities	$(602,721)	$—	$—	$(602,721)

Total	$1,674,245,782	$31,792,279	$—	$1,706,038,061

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(602,721	)*

Total		$(602,721)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,206,450)	$(2,206,450)

Total	$(2,206,450)	$(2,206,450)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(679,489)	$(679,489)

Total	$(679,489)	$(679,489)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $15,972,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$352,182,755
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$439,699,653

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$565,247,071
Aggregate gross unrealized depreciation	(191,597,772)

Net unrealized appreciation	$373,649,299

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,332,388,762

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,300,354,180)	$1,674,848,503
Repurchase Agreements (Cost $31,792,279)	31,792,279
Cash	10,786,646
Dividends, interest and other receivables	1,971,027
Due from broker for futures variation margin	1,165,150
Receivable for Portfolio shares sold	695,571
Securities lending income receivable	25,242
Other assets	8,378

Total assets	1,721,292,796

LIABILITIES
Payable for return of collateral on securities loaned	31,792,279
Payable for securities purchased	1,805,862
Investment management fees payable	515,593
Payable for Portfolio shares redeemed	457,052
Distribution fees payable – Class IB	343,759
Administrative fees payable	143,171
Distribution fees payable – Class IA	22,794
Trustees’ fees payable	541
Accrued expenses	69,303

Total liabilities	35,150,354

NET ASSETS	$1,686,142,442

Net assets were comprised of:
Paid in capital	$1,298,696,265
Total distributable earnings (loss)	387,446,177

Net assets	$1,686,142,442

Class IA
Net asset value, offering and redemption price per share, $103,086,962 / 8,373,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.31

Class IB
Net asset value, offering and redemption price per share, $1,557,718,050 / 128,769,901 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.10

Class K
Net asset value, offering and redemption price per share, $25,337,430 / 2,058,320 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.31

(x)	Includes value of securities on loan of $43,542,542.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $16,500 foreign withholding tax)	$30,354,953
Income from non-cash dividends	1,698,954
Interest	171,006
Securities lending (net)	576,661

Total income	32,801,574

EXPENSES
Investment management fees	6,959,289
Distribution fees – Class IB	4,596,723
Administrative fees	1,936,733
Distribution fees – Class IA	308,623
Printing and mailing expenses	159,492
Professional fees	84,917
Custodian fees	63,000
Trustees’ fees	48,240
Miscellaneous	43,369

Gross expenses	14,200,386
Less: Waiver from investment manager	(5,497)

Net expenses	14,194,889

NET INVESTMENT INCOME (LOSS)	18,606,685

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	163,568,718
Futures contracts	(2,206,450)

Net realized gain (loss)	161,362,268

Change in unrealized appreciation (depreciation) on:
Investments in securities	(400,721,990)
Futures contracts	(679,489)

Net change in unrealized appreciation (depreciation)	(401,401,479)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(240,039,211)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(221,432,526)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,606,685	$13,232,645
Net realized gain (loss)	161,362,268	167,163,824
Net change in unrealized appreciation (depreciation)	(401,401,479)	96,485,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(221,432,526)	276,881,916

Distributions to shareholders: (a)
Class IA	(10,101,549)	(10,904,204)
Class IB	(154,415,568)	(172,998,777)
Class K	(2,576,961)	(3,095,412)

Total distributions to shareholders	(167,094,078)	(186,998,393)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,031,954 and 1,086,055 shares, respectively ]	16,081,539	16,577,642
Capital shares issued in reinvestment of dividends and distributions [ 774,495 and 723,236 shares, respectively ]	10,101,549	10,904,204
Capital shares repurchased [ (1,247,738) and (1,322,957) shares, respectively ]	(19,480,516)	(20,241,512)

Total Class IA transactions	6,702,572	7,240,334

Class IB
Capital shares sold [ 5,797,924 and 7,866,043 shares, respectively ]	88,036,762	118,928,708
Capital shares issued in reinvestment of dividends and distributions [ 12,048,586 and 11,658,002 shares, respectively ]	154,415,568	172,998,777
Capital shares repurchased [ (12,376,477) and (12,217,563) shares, respectively ]	(188,457,807)	(186,571,319)

Total Class IB transactions	53,994,523	105,356,166

Class K
Capital shares sold [ 123,370 and 253,093 shares, respectively ]	1,903,260	3,856,411
Capital shares issued in reinvestment of dividends and distributions [ 197,623 and 205,298 shares, respectively ]	2,576,961	3,095,412
Capital shares repurchased [ (424,499) and (490,389) shares, respectively ]	(6,476,197)	(7,607,323)

Total Class K transactions	(1,995,976)	(655,500)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	58,701,119	111,941,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(329,825,485)	201,824,523
NET ASSETS:
Beginning of year	2,015,967,927	1,814,143,404

End of year (b)	$1,686,142,442	$2,015,967,927

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $883,963, $14,030,508 and $319,545 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $10,020,241, $158,968,269 and $2,775,867 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $153,322 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.35	$14.65	$12.97	$13.47	$12.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.11	0.16	0.11	0.09
Net realized and unrealized gain (loss)	(1.86)	2.12	2.42	(0.49)	1.03

Total from investment operations	(1.72)	2.23	2.58	(0.38)	1.12

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.15)	(0.12)	(0.11)
Distributions from net realized gains	(1.17)	(1.41)	(0.75)	—	—

Total dividends and distributions	(1.32)	(1.53)	(0.90)	(0.12)	(0.11)

Net asset value, end of year	$12.31	$15.35	$14.65	$12.97	$13.47

Total return	(11.69)%	15.46%	19.89%	(2.81)%	8.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$103,087	$119,960	$107,344	$78,134	$79,281
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.93%	0.69%	1.14%	0.78%	0.66%
Before waivers (f)	0.93%	0.69%	1.14%	0.78%	0.66%
Portfolio turnover rate^	18%	18%	20%	20%	14%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.11	$14.44	$12.79	$13.29	$12.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.11	0.15	0.11	0.08
Net realized and unrealized gain (loss)	(1.83)	2.09	2.40	(0.49)	1.02

Total from investment operations	(1.69)	2.20	2.55	(0.38)	1.10

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.15)	(0.12)	(0.10)
Distributions from net realized gains	(1.17)	(1.41)	(0.75)	—	—

Total dividends and distributions	(1.32)	(1.53)	(0.90)	(0.12)	(0.10)

Net asset value, end of year	$12.10	$15.11	$14.44	$12.79	$13.29

Total return	(11.68)%	15.47%	19.92%	(2.86)%	8.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,557,718	$1,862,819	$1,674,669	$1,443,070	$1,516,938
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.93%	0.69%	1.13%	0.78%	0.65%
Before waivers (f)	0.93%	0.69%	1.13%	0.78%	0.65%
Portfolio turnover rate^	18%	18%	20%	20%	14%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.35	$14.65	$12.97	$13.47	$12.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.14	0.19	0.14	0.12
Net realized and unrealized gain (loss)	(1.86)	2.13	2.43	(0.49)	1.03

Total from investment operations	(1.68)	2.27	2.62	(0.35)	1.15

Less distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.19)	(0.15)	(0.14)
Distributions from net realized gains	(1.17)	(1.41)	(0.75)	—	—

Total dividends and distributions	(1.36)	(1.57)	(0.94)	(0.15)	(0.14)

Net asset value, end of year	$12.31	$15.35	$14.65	$12.97	$13.47

Total return	(11.46)%	15.73%	20.20%	(2.56)%	9.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,337	$33,189	$32,131	$27,291	$26,794
Ratio of expenses to average net assets:
After waivers (f)	0.47%	0.47%	0.47%	0.47%	0.47%
Before waivers(f)	0.47%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.17%	0.93%	1.38%	1.04%	0.90%
Before waivers(f)	1.17%	0.93%	1.38%	1.04%	0.90%
Portfolio turnover rate^	18%	18%	20%	20%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	1.27%	0.33%	0.20%
Portfolio – Class IB Shares	1.27	0.33	0.17
ICE BofAML 3-Month U.S. Treasury Bill Index	1.87	0.63	0.37

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.27% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 1.87% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Federal Reserve Board (Fed) raised the target for the federal funds rate four times during the year. Each rate increase was for 0.25%. This leaves the Fed’s target for overnight federal funds between 2.25% and 2.50%.

•

Market rates for term Treasury securities and government sponsored enterprise debt moved higher along with overnight rates, allowing the Portfolio to reinvest at higher rates as existing holdings matured.

What hurt performance during the year:

•	Despite the increase seen in the federal funds rates during the year, rates are still very low by historical standards.

Portfolio Positioning and Outlook — The Dreyfus Corporation

The Portfolio is structured with a mixture of fixed and floating-rate issues from government-sponsored enterprises and may also hold U.S. Treasury securities and repurchase agreements secured by such instruments. We intend to position the Portfolio to meet anticipated shareholder movements as well as to reflect our expectations of future Fed policy moves.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

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Portfolio Characteristics As of December 31, 2018
Weighted Average Maturity (Days)	35
Number of Holdings	10
Weighted Avg. Credit Quality**:	A-1	+

Maturity Weightings
1-30 Days	68.09
31-60 Days	19.94
61-90 Days	3.99
91-120 Days	3.99
>120 Days	3.99

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of December 31, 2018	% of Net Assets
U.S. Government Agency Securities	99.9%
Cash and Other	0.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$1,007.20	$3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42
Class IB
Actual	1,000.00	1,007.20	3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.67% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (99.9%)
FFCB
(Federal Reserve Bank Prime Loan Rate US - 3.07%), 2.43%, 2/20/19 (k)	$30,000,000	$29,998,500
FHLB
2.15%, 1/2/19 (o)(p)	171,000,000	170,989,788
2.22%, 1/9/19 (o)(p)	300,000,000	299,851,900
2.25%, 1/11/19 (o)(p)	100,000,000	99,937,500
2.40%, 2/1/19 (o)(p)	235,000,000	234,515,345
2.41%, 3/19/19 (o)(p)	150,000,000	149,230,000
2.46%, 5/3/19 (o)(p)	45,800,000	45,421,285
2.48%, 5/17/19 (o)(p)	50,000,000	49,535,333
(ICE LIBOR USD 3 Month - 0.23%), 2.51%, 12/3/19 (k)	50,000,000	50,000,000
FNMA 2.37%, 2/27/19 (o)(p)	50,000,000	49,812,771

Total Investments in Securities (99.9%) (Amortized Cost $1,179,292,422)		1,179,292,422
Other Assets Less Liabilities (0.1%)		937,698

Net Assets (100%)		$1,180,230,120

Federal Income Tax Cost of Investments		$1,179,292,422

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2018.
(p)	Yield to maturity.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments
U.S. Government Agency Securities	$—	$1,179,292,422	$—	$1,179,292,422

Total Assets	$—	$1,179,292,422	$—	$1,179,292,422

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,179,292,422	$—	$1,179,292,422

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value: (Amortized Cost $1,179,292,422)	$1,179,292,422
Cash	1,763,133
Dividends, interest and other receivables	179,608
Other assets	4,871

Total assets	1,181,240,034

LIABILITIES
Investment management fees payable	335,929
Distribution fees payable – Class IB	183,551
Administrative fees payable	94,678
Distribution fees payable – Class IA	62,588
Trustees’ fees payable	1,496
Accrued expenses	331,672

Total liabilities	1,009,914

NET ASSETS	$1,180,230,120

Net assets were comprised of:
Paid in capital	$1,180,178,443
Total distributable earnings (loss)	51,677

Net assets	$1,180,230,120

Class IA
Net asset value, offering and redemption price per share, $294,560,939 / 294,396,747 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $885,669,181 / 885,631,365 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$20,611,606

EXPENSES
Investment management fees	3,854,149
Distribution fees—Class IB	2,095,757
Administrative fees	1,095,763
Distribution fees—Class IA	724,746
Printing and mailing expenses	113,693
Professional fees	63,075
Custodian fees	52,000
Trustees’ fees	28,497
Miscellaneous	28,070

Gross expenses	8,055,750
Less: Waiver from distributor	(1,634,724)

Net expenses	6,421,026

NET INVESTMENT INCOME (LOSS)	14,190,580

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	54,098

NET REALIZED AND UNREALIZED GAIN (LOSS)	54,098

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,244,678

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,190,580	$4,991,574
Net realized gain (loss)	54,098	36,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,244,678	5,028,291

Distributions to shareholders: (a)
Class IA	(3,643,890)	(1,369,202)
Class IB	(10,546,690)	(3,645,866)

Total distributions to shareholders	(14,190,580)	(5,015,068)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 289,675,960 and 418,032,857 shares, respectively ]	289,831,723	418,250,032
Capital shares issued in reinvestment of dividends and distributions [ 3,641,810 and 1,368,588 shares, respectively ]	3,643,890	1,369,202
Capital shares repurchased [ (295,477,059) and (496,618,922) shares, respectively ]	(295,635,944)	(496,876,399)

Total Class IA transactions	(2,160,331)	(77,257,165)

Class IB
Capital shares sold [ 7,837,158,813 and 7,260,264,894 shares, respectively ]	7,837,356,298	7,260,253,155
Capital shares issued in reinvestment of dividends and distributions [ 10,546,371 and 3,645,855 shares, respectively ]	10,546,690	3,645,866
Capital shares repurchased [ (7,852,990,840) and (7,384,871,699) shares, respectively ]	(7,853,186,932)	(7,384,858,935)

Total Class IB transactions	(5,283,944)	(120,959,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(7,444,275)	(198,217,079)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,390,177)	(198,203,856)
NET ASSETS:
Beginning of year	1,187,620,297	1,385,824,153

End of year (b)	$1,180,230,120	$1,187,620,297

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,362,956 and $3,628,618 for Classes IA and IB, respectively; and dividends from net realized capital gains of $6,246 and $17,248 for Classes IA and IB, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(2,420) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016		2015	2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	—	#	—	#	—	—
Net realized and unrealized gain (loss)	— #	—	#	—	#	— #	—	#

Total from investment operations	0.01	—	#	—	#	— #	—	#

Less distributions:
Dividends from net investment income	(0.01)	—	#	—	#	—	—	#
Distributions from net realized gains	—	—	#	—	#	— #	—	#

Total dividends and distributions	(0.01)	—	#	—	#	— #	—	#

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00

Total return	1.27%	0.40%		0.00	%‡‡	0.00%	0.00	%‡‡

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$294,561	$296,707		$373,961		$379,177	$384,545
Ratio of expenses to average net assets:
After waivers	0.57%	0.46%		0.32%		0.14%	0.09%
Before waivers	0.71%	0.71%		0.72%		0.71%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	1.26%	0.39%		—	%‡‡	—%	—%
Before waivers	1.11%	0.14%		(0.40)%		(0.57)%	(0.62)%

	Year Ended December 31,
Class IB	2018	2017		2016		2015	2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	—	#	—	#	—	—
Net realized and unrealized gain (loss)	— #	—	#	—	#	— #	—	#

Total from investment operations	0.01	—	#	—	#	— #	—	#

Less distributions:
Dividends from net investment income	(0.01)	—	#	—	#	—	—	#
Distributions from net realized gains	—	—	#	—	#	— #	—	#

Total dividends and distributions	(0.01)	—	#	—	#	— #	—	#

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00

Total return	1.27%	0.40%		0.00	%‡‡	0.00%	0.00	%‡‡

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$885,669	$890,913		$1,011,864		$826,877	$775,134
Ratio of expenses to average net assets:
After waivers	0.57%	0.46%		0.32%		0.14%	0.09%
Before waivers	0.71%	0.71%		0.72%		0.71%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	1.26%	0.40%		—	%‡‡	—%	—%
Before waivers	1.11%	0.15%		(0.40)%		(0.57)%	(0.62)%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	(13.45)%	4.28%	10.68%
Portfolio – Class IB Shares	(13.46)	4.27	10.59
MSCI AC World (Net) Index	(9.42)	4.26	9.46

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (13.46)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the MSCI AC World (Net) Index, which returned (9.42)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Top contributors to performance this period included Adobe Incorporated (information technology) (U.S.), Intuit, Inc. (information technology) (U.S.), and Kering SA (consumer discretionary) (France).

•

Adobe Systems Incorporated has risen by more than fourfold over the last five years as they have undergone a shift to a subscription based model. This model is preferred by many customers, as it offers no meaningful upfront costs, license flexibility, and seamless updates.

•

Intuit’s small business and tax platforms, QuickBooks and TurboTax, continued to gain share. There may be a sizable opportunity for Intuit to attach adjacent services to both platforms and to penetrate markets outside the U.S.

•	Kering SA continued the resurgence in its operations, which began in mid-2016. Gucci’s resurgence as a desirable brand has driven significant growth in sales and profits.

•	On a sector level, the Portfolio outperformed the benchmark in information technology due to stock selection and in the materials sector, where it had no exposure.

•	On a country basis, stock selection in France and the UK outperformed for the Portfolio, as did a lack of exposure to Canada.

What hurt performance during the year:

•

The most significant detractors from performance this period included JD.com, Inc. (consumer discretionary) (China), Citigroup, Inc. (financials) (U.S.), and Facebook, Inc. (communication services) (U.S.).

•

JD.com had a difficult year. The number two player in Chinese e-commerce, it has struggled to become consistently profitable, as it has been investing in the future. An additional controversy with JD erupted during the period, when news reports indicated that its CEO was the subject of a sexual assault investigation in Minneapolis, Minnesota this summer.

•	Citigroup, along with bank shares generally, underperformed in the fourth quarter of 2018 as the U.S. yield curve flattened, which impacts bank profitability negatively.

•	Facebook has been weak this year, with the Cambridge Analytica controversy in the spring and lowered guidance following its second quarter earnings report.

•	The most significant underperforming sectors for the Portfolio were health care, financials, consumer discretionary, and real estate. Stock selection detracted from performance in these sectors.

•	On a country basis, detractors included stock selection in the U.S., Japan, and Switzerland.

Portfolio Positioning and Outlook — OppenheimerFunds, Inc.

We used the volatility of recent months as an opportunity to add to many of our names that were down significantly. Our experience has been that we know much more about something that we already own, and know well, than something we do not. As a result, market declines of the scope we have experienced recently rarely result in wholesale shifts, but they do offer a window to add.

Our portfolio continues to be centered around a collection of structural growth themes where we can invest in deeply advantaged companies. These themes today include the human desire for status and happiness. Within this broad idea we own some of the world’s best luxury goods companies. The use of technology to advance the

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treatment of illnesses for which there is no cure, or the deepening electronic content of automobiles and trucks, are others. None are present to capitalize on a market regime or cycle; instead they play upon trends which will unfold over the next decade or more.

We try to assemble a portfolio that is adaptable to most environments by emphasizing the quality and sustainability of purpose for each company we invest in. In our view, businesses that have these two traits can weather an uncertain future. Uncertainty about future events is one of the few things to be certain of.

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Information Technology	$47,566,825	18.9%
Industrials	37,930,973	15.1
Financials	37,767,473	15.0
Consumer Discretionary	37,753,626	15.0
Health Care	35,550,163	14.1
Communication Services	32,812,791	13.0
Consumer Staples	10,225,898	4.1
Repurchase Agreements	7,309,682	2.9
Real Estate	5,295,272	2.1
Energy	1,704,600	0.7
Cash and Other	(2,344,945)	(0.9)

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$851.60	$5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.27	5.99
Class IB
Actual	1,000.00	851.60	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.28	5.99

*  Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.18% and 1.18%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (0.3%)
StoneCo Ltd., Class A (x)*	36,010	$664,024

China (2.0%)
Baidu, Inc. (ADR)*	15,140	2,401,204
JD.com, Inc. (ADR)*	130,919	2,740,135

		5,141,339

Denmark (0.5%)
FLSmidth & Co. A/S	29,493	1,325,110

France (9.7%)
Airbus SE	85,249	8,153,296
Kering SA	11,974	5,604,007
LVMH Moet Hennessy Louis Vuitton SE	28,921	8,498,315
Societe Generale SA	70,254	2,230,491

		24,486,109

Germany (7.9%)
Allianz SE (Registered)	23,334	4,682,351
Bayer AG (Registered)	29,130	2,019,908
Bayerische Motoren Werke AG (Preference) (q)	54,958	3,911,357
Puma SE	1,043	510,876
SAP SE	59,631	5,939,826
Siemens AG (Registered)	25,021	2,790,574

		19,854,892

India (3.7%)
DLF Ltd.	2,091,650	5,295,272
ICICI Bank Ltd. (ADR)	387,562	3,988,013

		9,283,285

Italy (0.3%)
Brunello Cucinelli SpA (x)	19,809	680,808

Japan (13.2%)
Capcom Co. Ltd.	73,200	1,459,180
Dai-ichi Life Holdings, Inc.	100,363	1,555,154
FANUC Corp.	15,382	2,312,494
Keyence Corp.	8,478	4,272,747
Minebea Mitsumi, Inc.	114,000	1,637,040
Murata Manufacturing Co. Ltd.	36,717	5,059,145
Nidec Corp.	48,964	5,611,506
Nintendo Co. Ltd.	7,300	1,928,739
Omron Corp.	57,200	2,061,665
Renesas Electronics Corp.*	265,300	1,216,842
Suzuki Motor Corp. (x)	55,200	2,793,148
TDK Corp. (x)	45,600	3,244,688

		33,152,348

Netherlands (0.2%)
uniQure NV (x)*	19,500	561,990

Spain (1.9%)
Banco Bilbao Vizcaya Argentaria SA	195,238	1,029,883
Industria de Diseno Textil SA	142,291	3,627,435

		4,657,318

Sweden (1.8%)
Assa Abloy AB, Class B	164,010	2,932,380
Atlas Copco AB, Class A*	69,075	1,650,241

		4,582,621

Switzerland (2.2%)
Credit Suisse Group AG (Registered)*	218,269	2,405,356
UBS Group AG (Registered)*	260,241	3,248,578

		5,653,934

United Kingdom (6.1%)
Circassia Pharmaceuticals plc*	439,401	269,102
Earthport plc (r)*	1,388,000	445,825
Farfetch Ltd., Class A (x)*	66,730	1,181,788
International Consolidated Airlines Group SA	292,450	2,295,106
Prudential plc	218,948	3,911,959
TechnipFMC plc	84,556	1,704,600
Unilever plc	104,026	5,444,478

		15,252,858

United States (48.2%)
3M Co.	20,217	3,852,147
ACADIA Pharmaceuticals, Inc.*	50,270	812,866
Adobe, Inc.*	31,400	7,103,936
Agilent Technologies, Inc.	47,570	3,209,072
Alphabet, Inc., Class A*	15,757	16,465,435
Amazon.com, Inc.*	1,219	1,830,901
AnaptysBio, Inc.*	14,830	946,006
Anthem, Inc.	26,625	6,992,524
Biogen, Inc.*	8,190	2,464,535
Bluebird Bio, Inc. (x)*	11,260	1,116,992
Blueprint Medicines Corp.*	23,710	1,278,206
Centene Corp.*	18,880	2,176,864
Citigroup, Inc.	95,706	4,982,454
Colgate-Palmolive Co.	80,333	4,781,420
Equifax, Inc.	23,650	2,202,524
Facebook, Inc., Class A*	49,375	6,472,569
Gilead Sciences, Inc.	30,135	1,884,944
GlycoMimetics, Inc. (x)*	65,880	623,884
Goldman Sachs Group, Inc. (The)	18,668	3,118,489
Incyte Corp.*	23,940	1,522,345
International Game Technology plc (x)	87,179	1,275,429
Intuit, Inc.	35,475	6,983,254
Ionis Pharmaceuticals, Inc.*	27,950	1,510,977
Loxo Oncology, Inc.*	12,750	1,785,893
MacroGenics, Inc.*	62,160	789,432
Maxim Integrated Products, Inc.	108,129	5,498,360
Mirati Therapeutics, Inc. (x)*	11,374	482,485
Newell Brands, Inc.	121,770	2,263,704
PayPal Holdings, Inc.*	60,370	5,076,513
S&P Global, Inc.	38,924	6,614,745
Sage Therapeutics, Inc.*	19,990	1,914,842
Shire plc	23,958	1,392,318
Tiffany & Co.	35,222	2,835,723
United Parcel Service, Inc., Class B	32,488	3,168,555
Walt Disney Co. (The)	37,077	4,065,493
Zimmer Biomet Holdings, Inc.	17,306	1,794,978

		121,290,814

Total Common Stocks (98.0%) (Cost $193,829,808)		246,587,450

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	182,890	$20,171

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.9%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,809,970, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,845,876. (xx)	$1,809,682	1,809,682
Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $2,000,274, collateralized by various U.S. Government Treasury Securities, ranging from 1.125%-5.375%, maturing 3/31/20-11/15/46; total market value $2,040,957. (xx)	2,000,000	2,000,000
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $3,000,483, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $3,060,783. (xx)	3,000,000	3,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $100,014, collateralized by various Common Stocks; total market value $111,321. (xx)	100,000	100,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $400,066, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $408,000. (xx)	400,000	400,000

Total Repurchase Agreements		7,309,682

Total Short-Term Investments (2.9%) (Cost $7,309,682)		7,309,682

Total Investments in Securities (100.9%) (Cost $201,139,490)		253,917,303
Other Assets Less Liabilities (-0.9%)		(2,344,945)

Net Assets (100%)		$251,572,358

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $8,104,584. This was collateralized by $1,038,114 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 11/15/27 and by cash of $7,309,682 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2018	Market Value	% of Net Assets
Information Technology	$47,566,825	18.9%
Industrials	37,930,973	15.1
Financials	37,767,473	15.0
Consumer Discretionary	37,753,626	15.0
Health Care	35,550,163	14.1
Communication Services	32,812,791	13.0
Consumer Staples	10,225,898	4.1
Repurchase Agreements	7,309,682	2.9
Real Estate	5,295,272	2.1
Energy	1,704,600	0.7
Cash and Other	(2,344,945)	(0.9)

		100.0%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Brazil	$664,024	$—	$—	$664,024
China	5,141,339	—	—	5,141,339
Denmark	—	1,325,110	—	1,325,110
France	—	24,486,109	—	24,486,109
Germany	—	19,854,892	—	19,854,892
India	3,988,013	5,295,272	—	9,283,285
Italy	—	680,808	—	680,808
Japan	—	33,152,348	—	33,152,348
Netherlands	561,990	—	—	561,990
Spain	—	4,657,318	—	4,657,318
Sweden	—	4,582,621	—	4,582,621
Switzerland	—	5,653,934	—	5,653,934
United Kingdom	1,181,788	13,625,245	445,825	15,252,858
United States	119,898,496	1,392,318	—	121,290,814
Preferred Stock
India	—	20,171	—	20,171
Short-Term Investments
Repurchase Agreements	—	7,309,682	—	7,309,682

Total Assets	$131,435,650	$122,035,828	$445,825	$253,917,303

Total Liabilities	$—	$—	$—	$—

Total	$131,435,650	$122,035,828	$445,825	$253,917,303

(a)	A security with a market value of $445,825 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(20,959)	$(20,959)

Total	$(20,959)	$(20,959)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $21,986,000 for forty one days during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$65,729,156
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$49,703,754

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,025,263
Aggregate gross unrealized depreciation	(17,745,346)

Net unrealized appreciation	$52,279,917

Federal income tax cost of investments in securities and derivative instruments, if applicable	$201,637,386

For the year ended December 31, 2018, the Portfolio incurred approximately $1,472 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $193,829,808)	$246,607,621
Repurchase Agreements (Cost $7,309,682)	7,309,682
Cash	4,688,559
Receivable for Portfolio shares sold	322,937
Dividends, interest and other receivables	301,042
Securities lending income receivable	4,060
Other assets	1,253

Total assets	259,235,154

LIABILITIES
Foreign currency overdraft payable	2,438
Payable for return of collateral on securities loaned	7,309,682
Investment management fees payable	155,010
Payable for Portfolio shares redeemed	43,642
Distribution fees payable – Class IB	40,820
Administrative fees payable	20,800
Distribution fees payable – Class IA	13,255
Accrued expenses	77,149

Total liabilities	7,662,796

NET ASSETS	$251,572,358

Net assets were comprised of:
Paid in capital	$199,286,260
Total distributable earnings (loss)	52,286,098

Net assets	$251,572,358

Class IA
Net asset value, offering and redemption price per share, $61,264,273 / 3,713,514 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.50

Class IB
Net asset value, offering and redemption price per share, $190,308,085 / 11,539,604 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.49

(x)	Includes value of securities on loan of $8,104,584.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $406,808 foreign withholding tax)	$4,233,042
Income from non-cash dividends	518,038
Interest	67,893
Securities lending (net)	50,479

Total income	4,869,452

EXPENSES
Investment management fees	2,654,241
Distribution fees – Class IB	521,970
Administrative fees	278,297
Distribution fees – Class IA	194,097
Professional fees	58,882
Custodian fees	53,000
Printing and mailing expenses	32,766
Trustees’ fees	6,891
Miscellaneous	10,576

Gross expenses	3,810,720
Less: Waiver from investment manager	(408,537)

Net expenses	3,402,183

NET INVESTMENT INCOME (LOSS)	1,467,269

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	17,146,008
Forward foreign currency contracts	(20,959)
Foreign currency transactions	27,245

Net realized gain (loss)	17,152,294

Change in unrealized appreciation (depreciation) on:
Investments in securities	(57,265,762)
Foreign currency translations	(15,489)

Net change in unrealized appreciation (depreciation)	(57,281,251)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(40,128,957)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(38,661,688)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,467,269	$610,372
Net realized gain (loss)	17,152,294	6,023,053
Net change in unrealized appreciation (depreciation)	(57,281,251)	62,646,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(38,661,688)	69,279,540

Distributions to shareholders: (a)
Class IA	(2,128,848)	(392,419)
Class IB	(6,543,838)	(993,156)

Total distributions to shareholders	(8,672,686)	(1,385,575)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 706,656 and 1,061,802 shares, respectively ]	14,144,266	17,896,267
Capital shares issued in reinvestment of dividends [ 123,560 and 20,119 shares, respectively ]	2,128,848	392,419
Capital shares repurchased [ (1,085,553) and (509,797) shares, respectively ]	(21,894,907)	(8,627,452)

Total Class IA transactions	(5,621,793)	9,661,234

Class IB
Capital shares sold [ 1,743,254 and 1,303,630 shares, respectively ]	34,098,179	23,158,980
Capital shares issued in reinvestment of dividends [ 379,944 and 50,934 shares, respectively ]	6,543,838	993,156
Capital shares repurchased [ (670,111) and (767,338) shares, respectively ]	(13,195,654)	(13,051,029)

Total Class IB transactions	27,446,363	11,101,107

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	21,824,570	20,762,341

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,509,804)	88,656,306
NET ASSETS:
Beginning of year	277,082,162	188,425,856

End of year (b)	$251,572,358	$277,082,162

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $392,419 and $993,156 for Classes IA and IB, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(933,908) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.72	$14.61	$14.73	$14.31	$14.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.05	0.09	0.06	0.08	##
Net realized and unrealized gain (loss)	(2.74)	5.16	(0.09)	0.40	0.17

Total from investment operations	(2.63)	5.21	— #	0.46	0.25

Less distributions:
Dividends from net investment income	(0.07)	(0.10)	(0.12)	(0.04)	(0.07)
Distributions from net realized gains	(0.52)	—	—	—	—

Total dividends and distributions	(0.59)	(0.10)	(0.12)	(0.04)	(0.07)

Net asset value, end of year	$16.50	$19.72	$14.61	$14.73	$14.31

Total return	(13.45)%	35.67%	(0.02)%	3.22%	1.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$61,264	$78,260	$49,643	$53,805	$43,515
Ratio of expenses to average net assets:
After waivers (f)	1.19%	1.20%	1.23%	1.25%	1.25%
Before waivers (f)	1.33%	1.37%	1.39%	1.39%	1.43%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.55%	0.27%	0.61%	0.39%	0.58	%(aa)
Before waivers (f)	0.40%	0.09%	0.45%	0.25%	0.40	%(aa)
Portfolio turnover rate^	18%	13%	18%	17%	17%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.71	$14.61	$14.72	$14.31	$14.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.05	0.08	0.05	0.09	##
Net realized and unrealized gain (loss)	(2.73)	5.15	(0.07)	0.40	0.16

Total from investment operations	(2.63)	5.20	0.01	0.45	0.25

Less distributions:
Dividends from net investment income	(0.07)	(0.10)	(0.12)	(0.04)	(0.07)
Distributions from net realized gains	(0.52)	—	—	—	—

Total dividends and distributions	(0.59)	(0.10)	(0.12)	(0.04)	(0.07)

Net asset value, end of year	$16.49	$19.71	$14.61	$14.72	$14.31

Total return	(13.46)%	35.60%	0.05%	3.15%	1.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$190,308	$198,822	$138,783	$134,638	$110,034
Ratio of expenses to average net assets:
After waivers (f)	1.19%	1.20%	1.23%	1.25%	1.25%
Before waivers (f)	1.33%	1.37%	1.39%	1.39%	1.43%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.50%	0.26%	0.59%	0.36%	0.60	%(bb)
Before waivers (f)	0.36%	0.09%	0.44%	0.22%	0.42	%(bb)
Portfolio turnover rate^	18%	13%	18%	17%	17%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05 and $0.06 for Class IA and Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.38% after waivers and 0.20% before waivers.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be 0.40% after waivers and 0.22% before waivers.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(1.32)%	3.36%	1.79%
Portfolio – Class K Shares*	(1.17)	3.60	2.03
Bloomberg Barclays World Government Inflation-Linked Bond Index	0.10	4.21	2.54

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.32)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index, which returned 0.10% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Underweight positioning in U.S. nominal interest rates added to Portfolio performance.

•	Nominal interest rate strategies and country selection in the eurozone also added to performance.

What hurt performance during the year:

•	Overweight U.S. real interest rate positioning was detrimental to performance relative to the benchmark.

•	Nominal interest rate strategies in the UK.

•	Tactical currency strategies, including positions in the Argentine peso.

How derivatives contributed/detracted from performance during the year:

•	Nominal U.S. and eurozone duration strategies were additive to performance, which were partially implemented through the use of cash bonds, futures, and options.

•	Currency exposure, partially facilitated through the use of currency forwards, detracted from performance overall.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook

In Real Return strategies we expect to maintain full exposure to inflation-linked bonds (ILBs) and inflation protection while tactically managing portfolio duration, curve, and country selection.

•

Duration and curve: We maintain an underweight to duration position overall, sourced primarily in Japanese, UK, and eurozone rates. Along the U.S. nominal curve, we favor a steepening bias in U.S. rates given attractive carry and likely return of term premium as the Federal Reserve unwinds its balance sheet.

•

Global inflation-linked bonds (ILBs): We view inflation valuations in the UK and Europe as generally rich on a breakeven basis and prefer a short bias overall while exploiting relative value opportunities across countries and real and breakeven curves.

•

Breakeven inflation (BEI): We continue to emphasize long U.S. breakevens versus developed counterparts, as we see additional upside potential for U.S. expectations. Along the U.S. inflation breakeven curve, we currently favor longer-dated and 30-year U.S. breakevens relative to the front-end given flatness.

•

Spread sectors: We find attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, and we remain opportunistic by looking to add exposure during market dislocations.

•	Currency: Tactical in currency exposures, we prefer to emphasize a diversified basket of higher carry emerging markets currencies.

PIMCO expects world gross domestic product (GDP) growth to slow somewhat but remain above-trend at 2.75%-3.25% in 2019. With tighter global financial conditions, increased political and economic uncertainties, and U.S. fiscal stimulus starting to fade in 2019, we think the economic divergence of 2018 — the U.S. accelerating and other regions slowing — will give way to a more synchronized deceleration, with the U.S., the eurozone and China all seeing lower growth than this year. We expect inflation globally to fall to 1.75%-2.25% from about 2.3% in 2018 due to the recent plunge in oil prices and continued below-target inflation in the U.S., Europe and Japan.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	11.18
Weighted Average Coupon (%)	1.37
Weighted Average Modified Duration (Years)*	11.24
Weighted Average Rating**	AA

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Foreign Government Securities	54.2%
U.S. Treasury Obligations	50.7
Asset-Backed Securities	4.5
Collateralized Mortgage Obligations	2.1
Financials	1.6
Mortgage-Backed Security	1.1
Communication Services	0.5
Energy	0.4
Utilities	0.4
Consumer Discretionary	0.2
Industrials	0.1
Health Care	0.1
Consumer Staples	0.1
Cash and Other	(16.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$989.80	$7.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.54	7.73
Class K
Actual	1,000.00	990.30	6.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.81	6.46

*  Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.52% and 1.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (4.5%)
CIFC Funding Ltd.,
Series 2015-5A A1R 3.347%, 10/25/27 (l)§	$250,000	$245,803
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4 M3 2.966%, 10/25/35 (l)	100,000	85,585
Countrywide Asset-Backed Certificates,
Series 2004-ECC1 M2 3.556%, 9/25/34 (l)	66,526	65,969
Series 2007-1 1A 2.646%, 7/25/37 (l)	125,060	111,206
Series 2007-6 1A 2.706%, 9/25/37 (l)	26,116	22,300
Series 2007-8 1A1 2.696%, 11/25/37 (l)	288,063	266,212
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB6 A 3 2.726%, 7/25/37 (l)§	468,304	300,815
Crown Point CLO 5 Ltd.,
Series 2018-5A A 3.389%, 7/17/28 (l)§	200,000	196,592
CSMC Trust,
Series 2017-1 4.500%, 3/25/21 (l)	45,365	45,307
Evans Grove CLO Ltd.,
Series 2018-1A A1 3.627%, 5/28/28 (l)§	300,000	294,939
Figueroa CLO Ltd.,
Series 2013-2A A1RR 3.642%, 6/20/27 (l)§	100,000	98,886
Home Equity Asset Trust,
Series 2004-3 M1 3.361%, 8/25/34 (l)	529,983	521,203
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2007-A 1A 2.726%, 4/25/37 (l)	31,609	25,222
HSI Asset Securitization Corp. Trust,
Series 2007-WF1 1A1 2.666%, 5/25/37 (l)	92,694	87,783
Jamestown CLO VIII Ltd.,
Series 2015-8A A1AR 3.306%, 1/15/28 (l)§	300,000	294,977
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 3.299%, 1/17/28 (l)§	250,000	245,887
Long Beach Mortgage Loan Trust,
Series 2006-7 2A2 2.626%, 8/25/36 (l)	88,085	46,914
Series 2006-WL1 1A1 2.966%, 1/25/46 (l)	233	232
Mountain View CLO X Ltd.,
Series 2015-10A AR 3.256%, 10/13/27 (l)§	180,000	177,271
Navient Student Loan Trust,
Series 2016-7A A 3.656%, 3/25/66 (l)§	75,279	75,539
NovaStar Mortgage Funding Trust,
Series 2005-3 M2 3.211%, 1/25/36 (l)	200,000	194,070
Option One Mortgage Loan Trust,
Series 2004-3 M2 3.361%, 11/25/34 (l)	22,814	22,332
RAAC Trust,
Series 2007-SP3 A1 3.706%, 9/25/47 (l)	29,655	29,330
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE2 A2C 2.656%, 7/25/36 (l)	61,394	32,612
Soundview Home Loan Trust,
Series 2007-OPT1 1A1 2.706%, 6/25/37 (l)	157,819	115,867
TICP CLO III-2 Ltd.,
Series 2018-3R A 3.309%, 4/20/28 (l)§	260,000	255,207
Venture XII CLO Ltd.,
Series 2012-12A ARR 3.507%, 2/28/26 (l)§	250,000	247,259

Total Asset-Backed Securities		4,105,319

Collateralized Mortgage Obligations (2.1%)
Alternative Loan Trust,
Series 2006-HY11 A1 2.626%, 6/25/36 (l)	166,222	153,289
Series 2007-1T1 1A1 6.000%, 3/25/37	235,911	167,662
Alternative Loan Trust Resecuritization,
Series 2008-2R 1A1 6.000%, 8/25/37 (l)	87,684	81,877
Citigroup Mortgage Loan Trust,
Series 2007-AR4 1A1A 3.925%, 3/25/37 (l)	141,310	137,482
CSMC,
Series 2015-3R 5A2 2.656%, 9/29/36 (l)§	351,000	326,981
CSMC Trust,
Series 2007-4R 1A1 5.624%, 10/26/36 (l)§	8,728	7,693
DSLA Mortgage Loan Trust,
Series 2005-AR6 2A1A 2.760%, 10/19/45 (l)	70,589	69,726
GNMA,
Series 2016-H17 FC 3.144%, 8/20/66 (l)	269,456	273,310
GSR Mortgage Loan Trust,
Series 2004-12 3A6 4.447%, 12/25/34 (l)	13,815	13,841
Series 2005-AR4 6A1 4.332%, 7/25/35 (l)	85,222	85,503
JP Morgan Alternative Loan Trust,
Series 2006-A1 1A1 2.966%, 3/25/36 (l)	130,745	124,431
JP Morgan Mortgage Trust,
Series 2005-A2 5A2 4.642%, 4/25/35 (l)	23,838	24,207

See Notes to Financial Statements.

1305

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Lehman Mortgage Trust,
Series 2005-3 4A1 5.223%, 1/25/36 (l)		$24,760	$24,292
Residential Asset Securitization Trust,
Series 2006-A10 A5 6.500%, 9/25/36		152,755	104,617
Sequoia Mortgage Trust,
Series 6 A 3.110%, 4/19/27 (l)		201,795	190,125
Trinity Square plc,
Series 2015-1A A 1.963%, 7/15/51 (l)§	GBP	119,190	151,928

Total Collateralized Mortgage Obligations			1,936,964

Corporate Bonds (3.4%)
Communication Services (0.5%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc. (ICE LIBOR USD 3 Month + 0.75%), 3.488%, 6/1/21 (k)		$100,000	100,433
5.150%, 2/15/50		100,000	92,170

			192,603

Media (0.3%)
Altice Financing SA 5.250%, 2/15/23§	EUR	200,000	230,575

Total Communication Services			423,178

Consumer Discretionary (0.2%)
Automobiles (0.1%)
Hyundai Capital America 1.750%, 9/27/19§		$100,000	98,725

Internet & Direct Marketing Retail (0.1%)
eBay, Inc. 2.750%, 1/30/23		100,000	95,698

Total Consumer Discretionary			194,423

Consumer Staples (0.1%)
Tobacco (0.1%)
BAT Capital Corp. (ICE LIBOR USD 3 Month + 0.59%), 3.204%, 8/14/20 (k)		100,000	99,107

Total Consumer Staples			99,107

Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Enbridge, Inc. (ICE LIBOR USD 3 Month + 0.40%), 2.814%, 1/10/20 (k)		100,000	99,651
Petrobras Global Finance BV 7.375%, 1/17/27		100,000	102,750
5.999%, 1/27/28		233,000	219,602

			422,003

Total Energy			422,003

Financials (1.6%)
Banks (0.6%)
Nordea Kredit Realkreditaktieselskab
Series CC2 2.500%, 10/1/47	DKK	439	70
UniCredit SpA 7.830%, 12/4/23§		$500,000	522,804

			522,874

Capital Markets (0.9%)
Deutsche Bank AG 4.250%, 10/14/21		350,000	344,348
Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 1.20%), 3.988%, 9/15/20 (k)		200,000	201,089
ING Bank NV 2.625%, 12/5/22§		100,000	98,850
UBS AG (ICE LIBOR USD 3 Month + 0.58%), 3.347%, 6/8/20 (k)§		200,000	200,198

			844,485

Consumer Finance (0.1%)
Ally Financial, Inc. 8.000%, 11/1/31		100,000	111,250

Thrifts & Mortgage Finance (0.0%)
Jyske Realkredit A/S
Series 111E 2.500%, 10/1/47	DKK	8,189	1,311
Nykredit Realkredit A/S
Series 01E 2.500%, 10/1/47 (m)		8,147	1,305
3.000%, 10/1/47		47,186	7,808
Realkredit Danmark A/S
Series 23S 2.500%, 7/1/47		23,503	3,765

			14,189

Total Financials			1,492,798

Health Care (0.1%)
Pharmaceuticals (0.1%)
Mylan NV 3.750%, 12/15/20		$100,000	99,988

Total Health Care			99,988

Industrials (0.1%)
Trading Companies & Distributors (0.1%)
International Lease Finance Corp. 8.250%, 12/15/20		100,000	107,535

Total Industrials			107,535

Utilities (0.4%)
Electric Utilities (0.2%)
NextEra Energy Capital Holdings, Inc. (ICE LIBOR USD 3 Month + 0.32%), 3.053%, 9/3/19 (k)		150,000	150,094

See Notes to Financial Statements.

1306

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Gas Utilities (0.1%)
Dominion Energy Gas Holdings LLC
Series A (ICE LIBOR USD 3 Month + 0.60%), 3.388%, 6/15/21 (k)		$100,000	$99,801

Multi-Utilities (0.1%)
Sempra Energy (ICE LIBOR USD 3 Month + 0.45%), 3.238%, 3/15/21 (k)		100,000	97,962

Total Utilities			347,857

Total Corporate Bonds			3,186,889

Foreign Government Securities (54.0%)
Australia Government Bond
1.250%, 2/21/22 TIPS (m)	AUD	1,228,716	882,790
3.000%, 9/20/25 TIPS(m)		1,397,070	1,131,072
Canada Government Real Return Bond
1.500%, 12/1/44 TIPS	CAD	150,761	129,051
1.250%, 12/1/47 TIPS		434,944	358,439
0.500%, 12/1/50 TIPS		257,878	174,574
Canadian Government Bond
4.250%, 12/1/21 TIPS		2,356,002	1,902,775
Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 4/15/30 TIPS (m)	EUR	429,114	568,311
0.100%, 4/15/46 TIPS (m)		44,388	62,462
France Government Bond OAT
1.300%, 7/25/19 TIPS (m)		44,086	51,017
0.100%, 7/25/21 TIPS (m)		553,198	650,820
0.250%, 7/25/24 TIPS (m)		845,880	1,035,623
0.100%, 3/1/25 TIPS (m)		683,008	814,977
1.850%, 7/25/27 TIPS (m)		2,401,163	3,349,834
0.100%, 3/1/28 TIPS (m)		857,506	1,022,780
0.700%, 7/25/30 TIPS (m)		759,857	976,028
4.750%, 4/25/35 (m)(z)		1,000,000	1,768,259
1.750%, 5/25/66 (m)		320,000	353,404
Japanese Government CPI Linked Bonds
0.100%, 3/10/26 TIPS	JPY	142,070,600	1,335,776
0.100%, 3/10/27 TIPS		71,242,500	671,136
Kingdom of Denmark
0.100%, 11/15/23 TIPS	DKK	3,098,099	502,937
Kingdom of Spain
0.550%, 11/30/19 TIPS (m)	EUR	667,053	773,875
1.800%, 11/30/24 TIPS (m)		458,599	593,379
1.000%, 11/30/30 TIPS (m)		10,394	12,651
Kingdom of Sweden
0.250%, 6/1/22 TIPS (m)	SEK	700,000	90,985
1.000%, 6/1/25 TIPS		500,000	70,260
0.125%, 6/1/26 TIPS		1,050,000	141,657
New Zealand Government Bond
3.000%, 4/15/20 (m)	NZD	100,000	68,157
2.000%, 9/20/25 TIPS (m)		430,440	303,546
2.500%, 9/20/35 TIPS (m)		105,020	79,687
Republic of Argentina
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.50%), 51.865%, 3/11/19 (k)	ARS	117,000	3,101
(ARLLMONP + 0.00%), 59.380%, 6/21/20 (k)		4,330,000	122,321
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 51.542%, 4/3/22 (k)		200,000	4,965
5.875%, 1/11/28		$100,000	71,625
Republic of Italy
1.650%, 4/23/20 TIPS (m)	EUR	99,614	116,575
0.100%, 5/15/22 TIPS (m)		692,518	772,426
2.600%, 9/15/23 TIPS (m)		249,549	305,095
2.350%, 9/15/24 TIPS (m)		2,681,995	3,241,936
3.100%, 9/15/26 TIPS (m)		662,304	840,076
2.550%, 9/15/41 TIPS (m)		231,830	282,349
Republic of Peru
5.940%, 2/12/29 (m)	PEN	400,000	120,991
6.150%, 8/12/32 (m)		600,000	180,098
U.K. Treasury Inflation Linked Bonds
1.875%, 11/22/22 TIPS (m)	GBP	701,374	1,044,010
2.500%, 7/17/24 TIPS (m)		30,000	139,308
7.185%, 7/17/24 TIPS		22,000	102,160
0.125%, 3/22/26 TIPS (m)		2,645,158	3,936,842
8.571%, 7/22/30 TIPS		17,000	79,995
1.250%, 11/22/32 TIPS (m)		936,850	1,786,555
0.750%, 3/22/34 TIPS (m)		79,632	146,981
1.750%, 9/7/37 TIPS (m)(z)		1,480,000	1,889,083
0.125%, 3/22/46 TIPS (m)		2,106,811	4,189,784
0.750%, 11/22/47 TIPS (m)		890,071	2,078,931
0.125%, 8/10/48 TIPS (m)		766,152	1,579,558
0.250%, 3/22/52 TIPS (m)		401,983	900,338
1.250%, 11/22/55 TIPS (m)		417,431	1,244,859
0.125%, 11/22/56 TIPS (m)		381,295	879,652
0.125%, 3/22/58 TIPS (m)		335,773	786,709
0.375%, 3/22/62 TIPS (m)		95,306	255,998
0.125%, 11/22/65 TIPS (m)		666,376	1,769,792
0.125%, 3/22/68 TIPS (m)		262,057	728,087
United Mexican States
4.500%, 11/22/35 TIPS	MXN	1,869,953	99,899

Total Foreign Government Securities			49,576,361

Mortgage-Backed Security (1.1%)
FNMA
3.000%, 1/25/49 TBA		$1,000,000	975,469

Total Mortgage-Backed Security			975,469

U.S. Treasury Obligations (50.7%)
U.S. Treasury Inflation Linked Bonds
2.375%, 1/15/25 TIPS (z)		5,983,491	6,465,820
2.000%, 1/15/26 TIPS		377,140	402,357
1.750%, 1/15/28 TIPS		1,082,778	1,149,754
2.500%, 1/15/29 TIPS		190,812	217,160
3.875%, 4/15/29 TIPS		139,984	178,105

See Notes to Financial Statements.

1307

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
3.375%, 4/15/32 TIPS		$185,211	$237,714
2.125%, 2/15/40 TIPS		11,700	13,740
2.125%, 2/15/41 TIPS		311,788	368,203
0.750%, 2/15/42 TIPS		212,640	192,838
0.625%, 2/15/43 TIPS		109,993	96,403
1.375%, 2/15/44 TIPS		1,323,785	1,368,122
0.750%, 2/15/45 TIPS		214,782	192,026
1.000%, 2/15/46 TIPS		1,270,063	1,203,907
0.875%, 2/15/47 TIPS		1,175,418	1,078,706
1.000%, 2/15/48 TIPS		3,754,356	3,559,493
U.S. Treasury Inflation Linked Notes
0.125%, 4/15/19 TIPS		1,063,042	1,047,485
0.125%, 4/15/20 TIPS		1,701,875	1,662,973
1.250%, 7/15/20 TIPS		1,611,802	1,607,780
0.125%, 4/15/21 TIPS (z)		6,849,009	6,660,588
0.625%, 7/15/21 TIPS		417,391	412,783
0.125%, 1/15/22 TIPS		78,212	75,856
0.125%, 4/15/22 TIPS (z)		4,217,591	4,080,823
0.125%, 1/15/23 TIPS		1,177,749	1,137,367
0.625%, 4/15/23 TIPS		458,141	450,902
0.625%, 1/15/24 TIPS		2,869,929	2,825,201
0.125%, 7/15/24 TIPS (z)		3,317,537	3,181,691
0.250%, 1/15/25 TIPS		1,272,675	1,218,282
0.375%, 7/15/25 TIPS		659,023	635,387
0.625%, 1/15/26 TIPS		2,330,773	2,270,173
0.125%, 7/15/26 TIPS		506,400	475,341
0.375%, 1/15/27 TIPS		209,378	198,832
0.500%, 1/15/28 TIPS		1,774,639	1,693,697
0.750%, 7/15/28 TIPS		201,488	197,259

Total U.S. Treasury Obligations			46,556,768

Total Long-Term Debt Securities (115.8%) (Cost $105,853,602)			106,337,770

SHORT-TERM INVESTMENTS:
Banker’s Acceptance (1.3%)
Bank of Montreal 1.03%, 1/2/19 (p)	CAD	800,000	585,961
1.34%, 1/3/19 (p)		400,000	292,965
Royal Bank of Canada 1.01%, 1/2/19 (p)		400,000	292,981

Total Banker’s Acceptance			1,171,907

Foreign Government Treasury Bills (0.2%)
Argentina Treasury Bills
(146.89)%, 1/31/19 (p)	ARS	280,000	8,512
(79.50)%, 2/28/19 (p)		106,000	3,236
(1.93)%, 4/12/19 (p)		190,000	5,073
Federative Republic of Brazil 0.00%, 4/1/19 (p)	BRL	510,000	129,571

Total Foreign Government Treasury Bills			146,392

Total Short-Term Investments (1.5%) (Cost $1,353,458)			1,318,299

Total Investments in Securities (117.3%) (Cost $107,207,060)			107,656,069
Other Assets Less Liabilities (-17.3%)			(15,839,287)

Net Assets (100%)			$91,816,782

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $4,070,929 or 4.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $43,806,995 or 47.7% of net assets.

(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARS	—	Argentina Peso
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
COP	—	Colombian Peso
CPI	—	Consumer Price Index
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
JPY	—	Japanese Yen
KRW	—	Korean Republic Won
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
NZD	—	New Zealand Dollar
PEN	—	Peruvian Sol
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
TWD	—	New Taiwan Dollar
USD	—	United States Dollar

See Notes to Financial Statements.

1308

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Country Diversification As a Percentage of Total Net Assets
Argentina	0.2%
Australia	2.2
Brazil	0.5
Canada	4.2
Cayman Islands	2.3
Denmark	0.6
France	10.9
Germany	1.1
Italy	6.6
Japan	2.2
Luxembourg	0.3
Mexico	0.1
Netherlands	0.1
New Zealand	0.5
Peru	0.3
Spain	1.5
Sweden	0.3
Switzerland	0.2
United Kingdom	25.9
United States	57.3
Cash and Other	(17.3)

100.0%

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	16	3/2019	EUR	2,998,015	22,134
Euro-Buxl	1	3/2019	EUR	206,945	4,635
U.S. Treasury 10 Year Note	83	3/2019	USD	10,127,297	245,455
U.S. Treasury 5 Year Note	3	3/2019	USD	344,063	5,481
3 Month Eurodollar	53	6/2019	USD	12,894,237	28,464

					306,169

Short Contracts
Australia 10 Year Bond	(1)	3/2019	AUD	(93,450)	(948)
Australia 3 Year Bond	(12)	3/2019	AUD	(948,442)	(4,811)
Euro-BTP	(4)	3/2019	EUR	(585,799)	(2,889)
Euro-OAT	(30)	3/2019	EUR	(5,183,373)	(30,716)
Japan 10 Year Bond	(1)	3/2019	JPY	(1,391,177)	(6,345)
Long Gilt	(38)	3/2019	GBP	(5,965,714)	(52,031)
U.S. Treasury 10 Year Ultra Note	(2)	3/2019	USD	(260,156)	(8,409)
U.S. Treasury 2 Year Note	(56)	3/2019	USD	(11,889,500)	(82,317)
U.S. Treasury Long Bond	(38)	3/2019	USD	(5,548,000)	(251,208)
U.S. Treasury Ultra Bond	(5)	3/2019	USD	(803,281)	(42,234)
3 Month Eurodollar	(53)	6/2020	USD	(12,919,413)	(58,886)

					(540,794)

					(234,625)

See Notes to Financial Statements.

1309

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
DKK	3,464,394	USD	530,367	JPMorgan Chase Bank	1/2/2019	1,267
USD	909,410	CAD	1,200,000	Bank of America	1/2/2019	30,418
USD	543,500	DKK	3,465,000	Goldman Sachs Bank USA	1/2/2019	11,772
BRL	502,000	USD	129,298	Goldman Sachs Bank USA**	1/3/2019	225
BRL	5,033,000	USD	1,289,901	JPMorgan Chase Bank**	1/3/2019	8,686
USD	489,912	BRL	1,894,000	Deutsche Bank AG**	1/3/2019	1,232
USD	883,965	BRL	3,371,000	Goldman Sachs Bank USA**	1/3/2019	14,198
USD	1,089,609	BRL	4,058,000	JPMorgan Chase Bank**	1/3/2019	42,587
USD	301,744	CAD	400,000	Goldman Sachs Bank USA	1/3/2019	8,747
ARS	79	USD	2	Deutsche Bank AG**	1/4/2019	—
ARS	3,302,824	USD	85,059	JPMorgan Chase Bank**	1/11/2019	1,632
EUR	1,162,000	USD	1,313,138	Bank of America	1/11/2019	19,106
EUR	898,000	USD	1,026,424	Goldman Sachs Bank USA	1/11/2019	3,142
GBP	785,000	USD	1,000,385	Goldman Sachs Bank USA	1/11/2019	571
USD	2,606,267	AUD	3,550,000	JPMorgan Chase Bank	1/11/2019	105,397
USD	2,952,927	CAD	3,932,000	Bank of America	1/11/2019	72,124
USD	37,113	GBP	29,000	Barclays Bank plc	1/11/2019	135
USD	23,097,674	GBP	18,062,429	Goldman Sachs Bank USA	1/11/2019	66,205
USD	430,173	NZD	621,000	Barclays Bank plc	1/11/2019	13,295
USD	202,702	PEN	677,775	Barclays Bank plc**	1/15/2019	1,591
ARS	119,550	USD	3,000	Goldman Sachs Bank USA**	1/31/2019	47
BRL	502,000	USD	127,823	Bank of America**	2/4/2019	1,443
USD	621,112	BRL	2,396,000	Deutsche Bank AG**	2/4/2019	4,136
ARS	290,299	USD	6,170	Goldman Sachs Bank USA**	7/10/2019	73

Total unrealized appreciation						408,029

BRL	2,396,000	USD	622,338	Deutsche Bank AG**	1/3/2019	(4,135)
BRL	1,894,000	USD	491,081	Goldman Sachs Bank USA**	1/3/2019	(2,401)
USD	127,963	BRL	502,000	Bank of America**	1/3/2019	(1,560)
USD	19,476,970	EUR	17,060,257	Bank of America	1/11/2019	(82,773)
USD	24,016	GBP	19,000	JPMorgan Chase Bank	1/11/2019	(211)
USD	1,803,458	JPY	203,500,000	Barclays Bank plc	1/11/2019	(54,554)
USD	92,627	MXN	1,886,789	Barclays Bank plc	1/11/2019	(3,285)
USD	281,613	SEK	2,535,000	Bank of America	1/11/2019	(4,610)
RUB	11,707,148	USD	176,710	Goldman Sachs Bank USA**	1/30/2019	(9,368)
BRL	1,894,000	USD	488,963	Deutsche Bank AG**	2/4/2019	(1,254)
COP	612,910,750	USD	191,496	JPMorgan Chase Bank**	2/19/2019	(3,206)
USD	168,747	KRW	189,629,480	Goldman Sachs Bank USA**	3/20/2019	(1,660)
USD	90,175	SGD	123,164	Bank of America	3/20/2019	(349)
USD	89,547	TWD	2,738,704	JPMorgan Chase Bank**	3/20/2019	(120)
USD	534,622	DKK	3,464,394	JPMorgan Chase Bank	4/1/2019	(1,259)
USD	130,525	BRL	510,000	Goldman Sachs Bank USA**	4/2/2019	(198)

Total unrealized depreciation						(170,943)

Net unrealized appreciation						237,086

**	Non-deliverable forward.

See Notes to Financial Statements.

1310

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Written Call Options Contracts as of December 31, 2018 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
U.S. Treasury 10 Year Note	Exchange Traded	2	USD	(200,000)	USD	122.00	1/25/2019	(1,063)
U.S. Treasury 10 Year Note	Exchange Traded	3	USD	(300,000)	USD	122.25	1/25/2019	(1,266)
U.S. Treasury 10 Year Note	Exchange Traded	4	USD	(400,000)		USD 122.50	2/22/2019	(2,250)

								(4,579)

Written Put Options Contracts as of December 31, 2018 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
U.S. Treasury 30 Year Bond	Exchange Traded	2	USD (200,000)	USD 141.00	1/25/2019	(187)

						(187)

Total Written Options Contracts (Premiums Received ($5,256))						(4,766)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$4,105,319	$—	$4,105,319
Collateralized Mortgage Obligations	—	1,936,964	—	1,936,964
Corporate Bonds
Communication Services	—	423,178	—	423,178
Consumer Discretionary	—	194,423	—	194,423
Consumer Staples	—	99,107	—	99,107
Energy	—	422,003	—	422,003
Financials	—	1,492,798	—	1,492,798
Health Care	—	99,988	—	99,988
Industrials	—	107,535	—	107,535
Utilities	—	347,857	—	347,857
Foreign Government Securities	—	49,576,361	—	49,576,361
Forward Currency Contracts	—	408,029	—	408,029
Futures	306,169	—	—	306,169
Mortgage-Backed Security	—	975,469	—	975,469
Short-Term Investments
Banker’s Acceptance	—	1,171,907	—	1,171,907
Foreign Government Treasury Bills	—	146,392	—	146,392
U.S. Treasury Obligations	—	46,556,768	—	46,556,768

Total Assets	$306,169	$108,064,098	$—	$108,370,267

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Forward Currency Contracts	$—	$(170,943)	$—	$(170,943)
Futures	(540,794)	—	—	(540,794)
Options Written
Call Options Written	(4,579)	—	—	(4,579)
Put Options Written	(187)	—	—	(187)

Total Liabilities	$(545,560)	$(170,943)	$—	$(716,503)

Total	$(239,391)	$107,893,155	$—	$107,653,764

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	$306,169	*
Foreign exchange contracts	Receivables	408,029

Total		$714,198

	Liability Derivatives
Interest rate contracts	Payables, Net assets — Unrealized depreciation	$(545,560	)*
Foreign exchange contracts	Payables	(170,943)

Total		$(716,503)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$87,998	$275,607	$—	$363,605
Foreign exchange contracts	—	—	3,788,532	3,788,532

Total	$87,998	$275,607	$3,788,532	$4,152,137

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(2,087)	$(288,852)	$—	$(290,939)
Foreign exchange contracts	—	—	864,586	864,586

Total	$(2,087)	$(288,852)	$864,586	$573,647

^ This Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $114,992,000 and option contracts and futures contracts with an average notional balance of approximately $12,000 and $42,034,000 respectively, during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$123,091	$(89,292)	$—	$33,799
Barclays Bank plc	15,021	(15,021)	—	—
Deutsche Bank AG	5,368	(5,368)	—	—
Goldman Sachs Bank USA	104,980	(13,627)	(91,353)	—
JPMorgan Chase Bank	159,569	(4,796)	—	154,773

Total	$408,029	$(128,104)	$(91,353)	$188,572

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$89,292	$(89,292)	$—	$—
Barclays Bank plc	57,839	(15,021)	—	42,818
Deutsche Bank AG	5,389	(5,368)	—	21
Goldman Sachs Bank USA	13,627	(13,627)	—	—
JPMorgan Chase Bank	4,796	(4,796)	—	—

Total	$170,943	$(128,104)	$—	$42,839

*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $58,647
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BNP Paribas SA	1.00%	10/2/2018	1/15/2019	$(1,253,147)	$(1,250,296)
BNP Paribas SA	2.64	11/28/2018	1/29/2019	(810,317)	(813,765)
BNP Paribas SA	(0.40)	12/13/2018	1/22/2019	(1,242,265)	(1,237,645)
BNP Paribas SA	2.80	12/18/2018	2/19/2019	(6,463,007)	(6,470,199)
BNP Paribas SA	2.80	12/18/2018	2/19/2019	(6,653,591)	(6,684,231)
BNP Paribas SA	2.80	12/18/2018	2/19/2019	(1,506,002)	(1,512,935)

					$(17,969,071)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2018, was approximately $22,305,000 at a weighted average interest rate of 1.95%.
(2)	Payable for sale-buyback transactions includes $40,742 of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	December 31, 2018
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$6,470,199	$—	$6,470,199
U.S. Treasury Notes	—	813,765	8,197,166	—	9,010,931
Foreign Governments	—	2,487,941	—	—	2,487,941

Total Borrowings	$—	$3,301,706	$14,667,365	$—	$17,969,071

Gross amount of recognized liabilities for sale-buybacks					$17,969,071

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
BNP Paribas SA	$(17,969,071)	$17,936,303	$—	$(32,768)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$40,321,740
Long-term U.S. government debt securities	37,945,182

$78,266,922

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$31,139,308
Long-term U.S. government debt securities	36,858,810

$67,998,118

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,276,723
Aggregate gross unrealized depreciation	(3,914,571)

Net unrealized appreciation	$(637,848)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$108,291,612

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $107,207,060)	$107,656,069
Cash	1,367,937
Foreign cash (Cost $283,462)	280,065
Cash held as collateral at broker for futures	281,203
Receivable for securities sold	2,319,259
Unrealized appreciation on forward foreign currency contracts	408,029
Dividends, interest and other receivables	261,424
Due from broker for futures variation margin	109,148
Receivable for Portfolio shares sold	77,180
Securities lending income receivable	9
Other assets	376

Total assets	112,760,699

LIABILITIES
Payable for sale-buyback financing transactions	17,969,071
Payable for securities purchased	1,499,125
Payable for forward settling transactions	964,375
Unrealized depreciation on forward foreign currency contracts	170,943
Payable for return of cash collateral on forward foreign currency contracts	150,000
Investment management fees payable	44,369
Payable for Portfolio shares redeemed	19,389
Distribution fees payable – Class IB	13,483
Administrative fees payable	7,526
Options written, at value (Premiums received $5,256)	4,766
Trustees’ fees payable	645
Accrued expenses	100,225

Total liabilities	20,943,917

NET ASSETS	$91,816,782

Net assets were comprised of:
Paid in capital	$94,163,776
Total distributable earnings (loss)	(2,346,994)

Net assets	$91,816,782

Class IB
Net asset value, offering and redemption price per share, $63,474,855 / 6,704,444 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.47

Class K
Net asset value, offering and redemption price per share, $28,341,927 / 2,979,643 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.51

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest (net of $29 foreign withholding tax)	$2,098,882
Dividends	171
Securities lending (net)	51

Total income	2,099,104

EXPENSES
Investment management fees	536,493
Interest expense	481,915
Distribution fees – Class IB	151,073
Administrative fees	86,835
Professional fees	67,143
Custodian fees	35,000
Printing and mailing expenses	17,970
Trustees’ fees	2,280
Miscellaneous	11,661

Gross expenses	1,390,370
Less: Waiver from investment manager	(86,830)

Net expenses	1,303,540

NET INVESTMENT INCOME (LOSS)	795,564

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	577,825
Futures contracts	275,607
Forward foreign currency contracts	3,788,532
Foreign currency transactions	(611,039)
Options written	87,065

Net realized gain (loss)	4,117,990

Change in unrealized appreciation (depreciation) on:
Investments in securities	(6,634,184)
Futures contracts	(288,852)
Forward foreign currency contracts	864,586
Foreign currency translations	14,930
Options written	(1,347)

Net change in unrealized appreciation (depreciation)	(6,044,867)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,926,877)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,131,313)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$795,564	$1,015,559
Net realized gain (loss)	4,117,990	(2,818,164)
Net change in unrealized appreciation (depreciation)	(6,044,867)	4,176,555

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,131,313)	2,373,950

Distributions to shareholders: (a)
Class IB	(1,573,223)	(552,367)
Class K	(776,479)	(287,701)

Total distributions to shareholders	(2,349,702)	(840,068)

Tax return of capital:
Class IB	—	(135,431)
Class K	—	(70,540)

Total return of capital	—	(205,971)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,686,268 and 2,237,247 shares, respectively ]	16,405,561	21,813,761
Capital shares issued in connection with merger (Note 8) [ 0 and 511,385 shares, respectively ]	—	5,040,464
Capital shares issued in reinvestment of dividends and distributions [ 165,348 and 69,690 shares, respectively ]	1,573,223	687,798
Capital shares repurchased [ (873,472) and (1,089,407) shares, respectively ]	(8,485,042)	(10,671,744)

Total Class IB transactions	9,493,742	16,870,279

Class K
Capital shares sold [ 451,786 and 487,493 shares, respectively ]	4,422,720	4,777,042
Capital shares issued in reinvestment of dividends and distributions [ 81,240 and 36,163 shares, respectively ]	776,479	358,241
Capital shares repurchased [ (443,006) and (863,225) shares, respectively ]	(4,319,861)	(8,480,246)

Total Class K transactions	879,338	(3,344,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,373,080	13,525,316

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,892,065	14,853,227
NET ASSETS:
Beginning of year	84,924,717	70,071,490

End of year (b)	$91,816,782	$84,924,717

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $552,367 and $287,701 for Classes IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(2,469,200) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2018

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$(1,131,313)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(142,808,255)
Decrease in payable for forward settling transactions	(1,025,293)
Proceeds from disposition of investments in securities	133,715,277
Decrease in premiums received on written options	(5,277)
Change in unrealized (appreciation)/depreciation on investments in securities	6,634,184
Change in unrealized (appreciation)/depreciation on options written	1,347
Net realized (gain)/ loss on investments in securities	(577,825)
Net amortization (accretion) of income	10,025
Decrease in receivable for forward settling transactions	995,781
Increase in payable for return of cash collateral on forward foreign currency contracts	150,000
Increase in investment management fees payable	43,088
Decrease in dividends, interest and other receivables	12,451
Increase in distribution fees payable – Class IB	1,659
Increase in administrative fees payable	534
Increase in security lending income receivable	(9)
Decrease in trustees’ fees payable	(16)
Increase in other assets	(22)
Increase in due from broker for futures variation margin	(18,623)
Decrease in accrued expenses	(19,148)
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	(864,586)

Net cash provided (used) by operating activities	(4,886,021)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	20,901,928
Payment for shares redeemed	(12,793,952)
Proceeds from sale-buyback transactions	775,694,845
Payments on sale-buyback transactions	(775,922,830)
Decrease in payable for sale-buyback financing transactions	(2,356,256)

Net cash provided (used) by financing activities	5,523,735

Net increase/(decrease) in cash	637,714

Cash, foreign currency and restricted cash:
Beginning of year	1,291,491

End of year	$1,929,205

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2018

Supplemental disclosure of cash flow information:

For the year ended December 31, 2018, the Portfolio paid $481,915 in interest expense and had reinvestments of dividends and distributions in the amount of $2,349,702.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2017	Year Ended December 31, 2018
Cash	$871,137	$1,367,937
Foreign cash	244,398	280,065
Cash held as collateral at broker for futures	175,956	281,203

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$1,291,491	$1,929,205

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.84	$9.69	$9.26	$9.67	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.12	0.09	0.04	0.06
Net realized and unrealized gain (loss)	(0.21)	0.16	0.85	(0.27)	0.68

Total from investment operations	(0.13)	0.28	0.94	(0.23)	0.74

Less distributions:
Dividends from net investment income	(0.24)	(0.10)	(0.49)	(0.13)	(0.47)
Distributions from net realized gains	—	—	(0.02)	(0.05)	—
Return of capital	—	(0.03)	—	—	—

Total dividends and distributions	(0.24)	(0.13)	(0.51)	(0.18)	(0.47)

Net asset value, end of year	$9.47	$9.84	$9.69	$9.26	$9.67

Total return	(1.32)%	2.86%	10.35%	(2.36)%	7.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$63,475	$56,357	$38,725	$25,420	$13,949
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	1.54%	1.29%	1.31%	1.12%	1.05%
Before waivers and reimbursements (f)(g)	1.64%	1.52%	1.49%	1.36%	1.46%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.81%	1.21%	0.92%	0.42%	0.65%
Before waivers and reimbursements (f)	0.72%	0.98%	0.74%	0.18%	0.24%
Portfolio turnover rate^	66%	127%	108%	66%	92%

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.89	$9.71	$9.28	$9.67	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.14	0.12	0.05	0.10
Net realized and unrealized gain (loss)	(0.21)	0.17	0.85	(0.26)	0.66

Total from investment operations	(0.11)	0.31	0.97	(0.21)	0.76

Less distributions:
Dividends from net investment income	(0.27)	(0.10)	(0.52)	(0.13)	(0.49)
Distributions from net realized gains	—	—	(0.02)	(0.05)	—
Return of capital	—	(0.03)	—	—	—

Total dividends and distributions	(0.27)	(0.13)	(0.54)	(0.18)	(0.49)

Net asset value, end of year	$9.51	$9.89	$9.71	$9.28	$9.67

Total return	(1.17)%	3.16%	10.63%	(2.15)%	8.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,342	$28,568	$31,346	$28,098	$19,350
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	1.29%	1.04%	1.05%	0.87%	0.80%
Before waivers and reimbursements (f)(g)	1.39%	1.26%	1.22%	1.11%	1.18%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.05%	1.45%	1.17%	0.48%	1.00%
Before waivers and reimbursements (f)	0.95%	1.23%	0.99%	0.23%	0.62%
Portfolio turnover rate^	66%	127%	108%	66%	92%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)

Includes interest expense of 0.54%, 0.29%, 0.12%, and 0.05%, for the years ended 2018, 2017, 2015, and 2014 respectively for each class. For the year ended 2016, includes interest expense of 0.31% and 0.30% for Class IB and Class K, respectively.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	0.30%
Bloomberg Barclays U.S. TIPS Index	0.86

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.30% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index, which returned 0.86% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	6.72
Weighted Average Coupon (%)	1.49
Weighted Average Modified Duration (Years)*	6.98
Weighted Average Rating**	AA	+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	102.7%
Mortgage-Backed Securities	12.9
Foreign Government Securities	6.2
Asset-Backed Securities	4.1
Financials	2.8
Collateralized Mortgage Obligations	2.5
Utilities	0.8
Communication Services	0.6
Energy	0.6
Information Technology	0.5
Commercial Mortgage-Backed Securities	0.5
Industrials	0.4
Real Estate	0.2
Consumer Discretionary	0.2
Health Care	0.2
Consumer Staples	0.1
Municipal Bond	0.0 #
Cash and Other	(35.3)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

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EQ/PIMCO REAL RETURN PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$1,003.00	$2.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.24	7.03

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.38%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

1322

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (4.1%)
Argent Mortgage Loan Trust,
Series 2005-W1 A1 2.986%, 5/25/35 (l)		$30,223	$27,648
Catamaran CLO Ltd.,
Series 2013-1A AR 3.359%, 1/27/28 (l)§		250,000	246,020
C-BASS TRUST,
Series 2006-CB9 A1 2.566%, 11/25/36 (l)		2,273	1,490
CIFC Funding Ltd.,
Series 2015-2A AR 3.216%, 4/15/27 (l)§		250,000	247,002
CIT Mortgage Loan Trust,
Series 2007-1 1A 3.856%, 10/25/37 (l)§		28,984	28,625
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 2.586%, 1/25/37 (l)		5,267	3,829
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3 A3 2.756%, 6/25/37 (l)		223,592	220,208
Countrywide Asset-Backed Certificates,
Series 2005-15 1AF6 3.915%, 4/25/36 (l)		123	123
Series 2006-19 2A3 2.756%, 3/25/37 (l)		40,000	34,961
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB3 M4 3.365%, 5/25/35 (l)		25,000	24,376
CSMC Trust,
Series 2017-1 4.500%, 3/25/21 (l)		45,365	45,307
Equity One Mortgage Pass-Through Trust,
Series 2004-1 AV2 3.106%, 4/25/34 (l)		3,077	2,562
FHLMC,
Series T-32 A1 2.636%, 8/25/31 (l)		1,224	1,197
First Franklin Mortgage Loan Trust,
Series 2005-FF12 M2 2.976%, 11/25/36 (l)		100,000	84,268
Flagship VII Ltd.,
Series 2013-7A A1R 3.589%, 1/20/26 (l)§		113,039	112,835
Fremont Home Loan Trust,
Series 2006-C 1A1 2.641%, 10/25/36 (l)		47,850	41,757
GSAMP Trust,
Series 2007-FM1 A2A 2.576%, 12/25/36 (l)		3,644	2,126
IndyMac INDB Mortgage Loan Trust,
Series 2006-1 A1 2.576%, 7/25/36 (l)		22,303	9,514
Jamestown CLO IV Ltd.,
Series 2014-4A A1AR 3.126%, 7/15/26 (l)§		155,430	154,079
Jamestown CLO V Ltd.,
Series 2014-5A AR 3.669%, 1/17/27 (l)§		240,234	239,068
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B M2 7.170%, 4/15/40 (l)		$49,688	$35,357
Lehman XS Trust,
Series 2006-7 1A1A 2.666%, 5/25/36 (l)		53,616	51,759
Series 2006-8 3A4 5.012%, 6/25/36 (e)		19,335	18,288
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4 A2A 2.586%, 9/25/37 (l)		926	524
Series 2007-HE2 A2A 2.626%, 2/25/37 (l)		10,916	4,687
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2 A1 2.556%, 11/25/36 (l)		405	189
Navient Student Loan Trust,
Series 2016-7A A 3.656%, 3/25/66 (l)§		150,558	151,078
NovaStar Mortgage Funding Trust,
Series 2005-3 M2 3.211%, 1/25/36 (l)		75,000	72,776
OCP CLO Ltd.,
Series 2015-10A A1R 3.328%, 10/26/27 (l)§		100,000	98,984
OHA Credit Partners IX Ltd.,
Series 2013-9A A1R 3.479%, 10/20/25 (l)§		117,364	116,992
Park Place Securities, Inc.,
Series 2004-WCW2 M3 3.556%, 10/25/34 (l)		150,000	147,682
Series 2005-WCW1 M2 2.976%, 9/25/35 (l)		125,000	122,692
Series 2005-WHQ4 M2 2.996%, 9/25/35 (l)		25,000	24,316
RAAC Trust,
Series 2006-SP3 M1 2.846%, 8/25/36 (l)		25,000	24,601
RAMP Trust,
Series 2005-NC1 AI3 2.726%, 10/25/34 (l)		1,939	1,931
Renaissance Home Equity Loan Trust,
Series 2002-3 A 3.266%, 12/25/32 (l)		2,137	2,086
Saxon Asset Securities Trust,
Series 2007-3 1A 2.816%, 9/25/47 (l)		80,437	76,109
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-HE1 A2A 2.566%, 12/25/36 (l)		11,933	4,192
SLM Private Education Loan Trust,
Series 2013-B A2A 1.850%, 6/17/30§		35,842	35,624
SLM Student Loan Trust,
Series 2003-5 A5 0.000%, 6/17/24 (l)(m)	EUR	13,246	15,081
Series 2004-2 A5 0.000%, 1/25/24 (l)		54,940	62,666
Series 2007-3 A3 2.530%, 4/25/19 (l)		$43,799	43,551

See Notes to Financial Statements.

1323

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Series 2008-9 A 3.987%, 4/25/23 (l)		$181,035	$182,892
SoFi Professional Loan Program LLC,
Series 2017-F A1FX 2.050%, 1/25/41§		119,826	118,866
Soundview Home Loan Trust,
Series 2006-NLC1 A1 2.566%, 11/25/36 (l)§		2,039	889
Structured Asset Investment Loan Trust,
Series 2005-10 A1 2.946%, 12/25/35 (l)		11,782	11,552
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS 2A1A 3.849%, 4/25/35 (l)		7,641	7,271
United States Small Business Administration,
Series 2008-20H 1 6.020%, 8/1/28		13,320	14,322
Venture XX CLO Ltd.,
Series 2015-20A AR 3.256%, 4/15/27 (l)§		250,000	247,285
Voya CLO Ltd.,
Series 2014-3A A1R 3.210%, 7/25/26 (l)§		223,952	222,838
Z Capital Credit Partners CLO Ltd.,
Series 2015-1A A1R 3.386%, 7/16/27 (l)§		100,000	98,589

Total Asset-Backed Securities			3,542,664

Collateralized Mortgage Obligations (2.5%)
Alliance Bancorp Trust,
Series 2007-OA1 A1 2.746%, 7/25/37 (l)		39,984	35,131
Alternative Loan Trust,
Series 2005-62 2A1 3.157%, 12/25/35 (l)		1,968	1,723
Series 2006-OA11 A1B 2.696%, 9/25/46 (l)		119,526	109,203
Series 2006-OA19 A1 2.650%, 2/20/47 (l)		14,773	11,903
Series 2006-OC5 2A2B 2.616%, 6/25/46 (l)		5,357	5,074
Series 2007-1T1 1A1 6.000%, 3/25/37		157,274	111,775
Series 2007-OA7 A1A 2.686%, 5/25/47 (l)		5,965	5,753
American Home Mortgage Investment Trust,
Series 2005-2 4A1 4.385%, 9/25/45 (l)		3,875	3,854
Banc of America Funding Trust,
Series 2006-A 1A1 4.631%, 2/20/36 (l)		9,927	9,780
Series 2006-G 2A1 2.690%, 7/20/36 (l)		2,041	2,023
Series 2006-J 4A1 4.447%, 1/20/47 (l)		7,412	7,020
Banc of America Mortgage Trust,
Series 2004-J 4A1 4.871%, 11/25/34 (l)		607	633
Series 2005-E 2A1 4.368%, 6/25/35 (l)		2,223	2,082
Series 2006-A 2A1 3.707%, 2/25/36 (l)		9,718	9,000
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 4.209%, 9/25/35 (l)		39,762	32,732
Series 2006-2 23A1 4.018%, 3/25/36 (l)		15,037	12,592
Bear Stearns ARM Trust,
Series 2004-10 13A1 4.343%, 1/25/35 (l)		8,706	8,562
Series 2005-1 2A1 3.903%, 3/25/35 (l)		8,266	8,015
Series 2005-9 A1 4.730%, 10/25/35 (l)		16,256	16,379
Series 2006-2 3A2 4.176%, 7/25/36 (l)		9,643	8,918
CHL Mortgage Pass-Through Trust,
Series 2003-HYB3 7A1 4.528%, 11/19/33 (l)		365	368
Series 2005-19 1A6 5.500%, 8/25/35		2,365	2,175
Series 2006-6 A4 6.000%, 4/25/36		21,334	17,239
Series 2006-HYB3 3A1B 3.393%, 5/20/36 (l)		3,533	3,278
Citigroup Mortgage Loan Trust,
Series 2006-AR1 2A1 4.980%, 3/25/36 (l)		13,369	12,765
Series 2007-10 22AA 4.238%, 9/25/37 (l)		16,831	16,064
CSMC Trust,
Series 2007-4R 1A1 5.624%, 10/26/36 (l)§		11,834	10,431
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 2.606%, 10/25/36 (l)		346	264
Eurosail-UK 2007-3bl plc,
Series 2007-3X A3A 1.850%, 6/13/45 (l)(m)	GBP	65,985	82,833
Series 2007-3X A3C 1.850%, 6/13/45 (l)(m)		29,323	36,639
FHLMC,
Series 278 F1 2.905%, 9/15/42 STRIPS (l)		$221,436	221,757
Series 3172 FK 2.905%, 8/15/33 (l)		5,686	5,687
Series T-62 1A1 3.357%, 10/25/44 (l)		71,994	72,415
Series T-63 1A1 3.156%, 2/25/45 (l)		22,476	22,338
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 4.290%, 6/25/34 (l)		5,526	5,457
Series 2006-FA8 1A7 6.000%, 2/25/37		15,086	11,422
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7 2A2 4.009%, 2/25/35 (l)		14,184	14,211
Series 2005-AR3 2A1 4.261%, 8/25/35 (l)		8,359	6,856

See Notes to Financial Statements.

1324

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
FNMA,
Series 2003-W8 3F2 2.856%, 5/25/42 (l)	$1,569	$1,577
Series 2004-63 FA 2.656%, 8/25/34 (l)	1,132	1,120
Series 2006-30 KF 2.946%, 5/25/36 (l)	400	399
Series 2006-5 3A2 4.120%, 5/25/35 (l)	7,482	7,843
Series 2007-63 FC 2.856%, 7/25/37 (l)	193	193
GNMA,
Series 2017-H10 FB 3.247%, 4/20/67 (l)	94,897	97,338
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 3.046%, 11/25/45 (l)	8,380	7,287
Series 2006-AR4 A6A 2.686%, 9/25/46 (l)	100,278	92,370
GreenPoint MTA Trust,
Series 2005-AR1 A2 2.946%, 6/25/45 (l)	7,731	7,372
GSR Mortgage Loan Trust,
Series 2004-12 3A6 4.447%, 12/25/34 (l)	10,361	10,381
Series 2005-AR1 1A1 4.807%, 1/25/35 (l)	3,613	3,597
Series 2005-AR4 6A1 4.332%, 7/25/35 (l)	9,131	9,161
Series 2005-AR6 2A1 4.300%, 9/25/35 (l)	7,990	8,121
HarborView Mortgage Loan Trust,
Series 2005-13 2A11 3.030%, 2/19/36 (l)	3,374	2,810
Series 2005-2 2A1A 2.910%, 5/19/35 (l)	2,048	1,975
Series 2005-9 2A1A 2.810%, 6/20/35 (l)	3,289	3,232
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1 2A1 4.461%, 11/25/35 (l)	8,699	8,528
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10 2A2A 3.286%, 5/25/34 (l)	953	903
Series 2004-AR11 2A 4.261%, 12/25/34 (l)	2,896	2,887
Series 2005-AR14 1A1A 2.786%, 7/25/35 (l)	6,943	6,164
JP Morgan Alternative Loan Trust,
Series 2006-A1 1A1 2.966%, 3/25/36 (l)	302,955	288,325
JP Morgan Mortgage Trust,
Series 2005-A1 6T1 4.336%, 2/25/35 (l)	5,656	5,614
Series 2005-A6 2A1 4.605%, 8/25/35 (l)	6,633	6,651
Series 2005-A6 4A1 4.500%, 9/25/35 (l)	1,309	1,289
Series 2005-A6 7A1 4.366%, 8/25/35 (l)	6,235	6,074
Series 2007-A1 1A1 4.452%, 7/25/35 (l)	6,794	6,902
Series 2007-A1 3A3 4.101%, 7/25/35 (l)	8,620	8,789
Series 2008-R2 1A1 3.499%, 7/27/37 (l)§	21,219	21,089
JP Morgan Resecuritization Trust,
Series 2009-7 2A1 6.000%, 2/27/37 (l)§	1,068	1,065
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 4.438%, 11/21/34 (l)	4,699	4,810
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 3.155%, 11/15/31 (l)	3,295	3,281
Merrill Lynch Mortgage Investors Trust,
Series 2005-3 4A 2.756%, 11/25/35 (l)	888	858
Series 2005-A9 5A1 3.969%, 12/25/35 (l)	5,993	5,491
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR 5A4 4.293%, 6/25/36 (l)	10,021	10,217
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 2.895%, 12/15/30 (l)	3,809	3,671
NCUA Guaranteed Notes Trust,
Series 2010-R1 1A 2.829%, 10/7/20 (l)	37,700	37,747
Series 2010-R3 2A 2.940%, 12/8/20 (l)	93,641	94,056
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates,
Series 2005-5 1A1D 2.886%, 12/25/35 (l)	310,321	287,523
RALI Trust,
Series 2005-QO1 A1 2.806%, 8/25/35 (l)	3,259	2,873
Residential Asset Securitization Trust,
Series 2005-A5 A3 2.906%, 5/25/35 (l)	27,943	23,746
Series 2006-A10 A5 6.500%, 9/25/36	10,911	7,473
RFMSI Trust,
Series 2007-S6 1A10 6.000%, 6/25/37	8,711	8,041
Sequoia Mortgage Trust,
Series 2007-3 1A1 2.670%, 7/20/36 (l)	25,101	23,853
Series 5 A 3.170%, 10/19/26 (l)	930	932
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 4.232%, 2/25/34 (l)	3,785	3,784
Series 2004-18 5A 4.436%, 12/25/34 (l)	1,223	1,202
Series 2004-19 2A1 3.557%, 1/25/35 (l)	2,725	2,557
Series 2005-17 3A1 4.210%, 8/25/35 (l)	3,520	3,498
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 3.130%, 10/19/34 (l)	2,069	2,033

See Notes to Financial Statements.

1325

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Series 2005-AR5 A1 2.720%, 7/19/35 (l)	$3,593	$3,486
Series 2005-AR5 A2 2.720%, 7/19/35 (l)	4,696	4,628
Series 2005-AR5 A3 2.720%, 7/19/35 (l)	12,076	11,855
Series 2006-AR3 11A1 2.716%, 4/25/36 (l)	10,947	10,096
Series 2006-AR4 2A1 2.696%, 6/25/36 (l)	3,682	3,628
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 3.357%, 11/25/42 (l)	616	588
Series 2005-AR10 3A1 3.919%, 8/25/35 (l)	1,757	1,626
Series 2005-AR14 2A1 4.062%, 12/25/35 (l)	2,700	2,593
Series 2006-AR3 A1A 3.157%, 2/25/46 (l)	3,516	3,491
Series 2006-AR7 3A 2.579%, 7/25/46 (l)	16,209	15,798
Series 2007-OA4 1A 2.927%, 5/25/47 (l)	8,308	7,727
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S A1 4.607%, 9/25/34 (l)	1,046	1,069

Total Collateralized Mortgage Obligations		2,157,638

Commercial Mortgage-Backed Securities (0.5%)
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	200,000	202,913
Vornado DP LLC Trust,
Series 2010-VNO A2FX 4.004%, 9/13/28§	200,000	202,671

Total Commercial Mortgage-Backed Securities		405,584

Corporate Bonds (6.4%)
Communication Services (0.6%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc. 5.200%, 3/15/20	40,000	40,978
(ICE LIBOR USD 3 Month + 0.75%), 3.488%, 6/1/21 (k)	100,000	100,433
(ICE LIBOR USD 3 Month + 0.95%), 3.386%, 7/15/21 (k)	160,000	159,488
5.150%, 2/15/50	60,000	55,302
5.300%, 8/15/58	20,000	18,543
Telefonica Emisiones SA 5.877%, 7/15/19	10,000	10,121

		384,865

Media (0.2%)
Charter Communications Operating LLC 3.579%, 7/23/20	90,000	89,883
4.464%, 7/23/22	10,000	10,113
Discovery Communications LLC
(ICE LIBOR USD 3 Month + 0.71%), 3.502%, 9/20/19 (k)	20,000	19,983
Time Warner Cable LLC 5.000%, 2/1/20	20,000	20,300

		140,279

Total Communication Services		525,144

Consumer Discretionary (0.2%)
Hotels, Restaurants & Leisure (0.2%)
McDonald’s Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.939%, 10/28/21 (k)	200,000	198,264

Total Consumer Discretionary		198,264

Consumer Staples (0.1%)
Tobacco (0.1%)
BAT Capital Corp.
(ICE LIBOR USD 3 Month + 0.59%), 3.204%, 8/14/20 (k)	120,000	118,928

Total Consumer Staples		118,928

Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Enbridge, Inc.
(ICE LIBOR USD 3 Month + 0.40%), 2.814%, 1/10/20 (k)	130,000	129,546
(ICE LIBOR USD 3 Month + 0.70%), 3.488%, 6/15/20 (k)	180,000	179,386
Petrobras Global Finance BV 6.125%, 1/17/22	8,000	8,188
4.375%, 5/20/23	2,000	1,910
5.299%, 1/27/25	190,000	181,260
5.999%, 1/27/28	20,000	18,850

		519,140

Total Energy		519,140

Financials (2.8%)
Banks (1.1%)
Bank of America Corp.
Series FF
(ICE LIBOR USD 3 Month + 2.93%), 5.875%, 3/15/28 (k)(y)	40,000	36,452
State Bank of India
(ICE LIBOR USD 3 Month + 0.95%), 3.358%, 4/6/20 (k)(m)	200,000	200,249
Toronto-Dominion Bank (The) 2.250%, 3/15/21§	200,000	196,826
UniCredit SpA 7.830%, 12/4/23§	500,000	522,803

		956,330

See Notes to Financial Statements.

1326

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Capital Markets (1.3%)
British Transco International Finance BV
(Zero Coupon), 11/4/21 (m)	$20,000	$18,173
Deutsche Bank AG 4.250%, 10/14/21	400,000	393,541
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.20%), 3.988%, 9/15/20 (k)	350,000	351,906
Macquarie Bank Ltd.
(ICE LIBOR USD 3 Month + 0.35%), 2.757%, 4/4/19 (k)§	130,000	129,977
UBS AG
(ICE LIBOR USD 3 Month + 0.58%), 3.347%, 6/8/20 (k)§	200,000	200,199

		1,093,796

Consumer Finance (0.4%)
Ally Financial, Inc. 3.750%, 11/18/19	10,000	9,963
General Motors Financial Co., Inc. 2.350%, 10/4/19	10,000	9,900
John Deere Capital Corp.
(ICE LIBOR USD 3 Month + 0.29%), 3.114%, 6/22/20 (k)	260,000	260,230
Navient Corp. 4.875%, 6/17/19	7,000	6,973
8.000%, 3/25/20	60,000	60,996

		348,062

Diversified Financial Services (0.0%)
National Rural Utilities Cooperative Finance Corp.
(ICE LIBOR USD 3 Month + 0.38%), 3.178%, 6/30/21 (k)	40,000	39,977

Total Financials		2,438,165

Health Care (0.2%)
Health Care Providers & Services (0.1%)
Allergan Sales LLC 5.000%, 12/15/21§	60,000	61,846

Pharmaceuticals (0.1%)
Allergan Funding SCS 3.000%, 3/12/20	40,000	39,841
Allergan, Inc. 3.375%, 9/15/20	40,000	39,908

		79,749

Total Health Care		141,595

Industrials (0.4%)
Aerospace & Defense (0.2%)
Textron, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 3.165%, 11/10/20 (k)	130,000	128,947

Road & Rail (0.0%)
ERAC USA Finance LLC 5.250%, 10/1/20§	10,000	10,315
4.500%, 8/16/21§	20,000	20,505

		30,820

Trading Companies & Distributors (0.2%)
International Lease Finance Corp. 5.875%, 4/1/19	20,000	20,111
6.250%, 5/15/19	20,000	20,188
8.250%, 12/15/20	90,000	96,781

		137,080

Total Industrials		296,847

Information Technology (0.5%)
Software (0.0%)
VMware, Inc. 3.900%, 8/21/27	10,000	8,817

Technology Hardware, Storage & Peripherals (0.5%)
Dell International LLC 3.480%, 6/1/19§	400,000	399,267
EMC Corp. 2.650%, 6/1/20	10,000	9,563

		408,830

Total Information Technology		417,647

Real Estate (0.2%)
Equity Real Estate Investment Trusts (REITs) (0.2%)
American Tower Corp. (REIT) 2.800%, 6/1/20	10,000	9,915
Unibail-Rodamco SE (REIT)
(ICE LIBOR USD 3 Month + 0.77%), 3.206%, 4/16/19 (k)(m)	200,000	200,224

		210,139

Total Real Estate		210,139

Utilities (0.8%)
Electric Utilities (0.5%)
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 3.114%, 5/14/21 (b)(k)§	210,000	210,251
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.32%), 3.053%, 9/3/19 (k)	130,000	130,081
(ICE LIBOR USD 3 Month + 0.40%), 3.107%, 8/21/20 (k)	130,000	129,971

		470,303

Gas Utilities (0.1%)
Dominion Energy Gas Holdings LLC
Series A
(ICE LIBOR USD 3 Month + 0.60%), 3.388%, 6/15/21 (k)	100,000	99,801

See Notes to Financial Statements.

1327

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Independent Power and Renewable Electricity Producers (0.1%)
Southern Power Co.
(ICE LIBOR USD 3 Month + 0.55%), 3.342%, 12/20/20 (k)§		$60,000	$59,322

Multi-Utilities (0.1%)
Consolidated Edison Co. of New York, Inc.
Series C
(ICE LIBOR USD 3 Month + 0.40%), 3.222%, 6/25/21 (k)		20,000	19,912
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 3.238%, 3/15/21 (k)		50,000	48,981

			68,893

Total Utilities			698,319

Total Corporate Bonds			5,564,188

Foreign Government Securities (4.7%)
Australia Government Bond 1.250%, 2/21/22 TIPS (m)	AUD	250,294	179,827
3.000%, 9/20/25 TIPS (m)		404,415	327,416
Autonomous Community of Catalonia 4.950%, 2/11/20	EUR	40,000	47,628
Canada Government Real Return Bond 4.250%, 12/1/26 TIPS	CAD	213,703	200,409
France Government Bond OAT 1.850%, 7/25/27 TIPS (m)	EUR	111,268	155,229
Kingdom of Saudi Arabia 4.000%, 4/17/25§		$200,000	198,200
New Zealand Government Bond 2.000%, 9/20/25 TIPS (m)	NZD	247,503	174,539
3.000%, 9/20/30 TIPS (m)		554,684	433,821
Republic of Argentina 6.875%, 1/26/27		$170,000	129,200
5.875%, 1/11/28		70,000	50,137
Republic of Italy 1.650%, 4/23/20 TIPS (m)	EUR	39,846	46,630
2.100%, 9/15/21 TIPS (m)		169,152	201,791
2.350%, 9/15/24 TIPS (m)		188,284	227,593
Republic of Peru 5.940%, 2/12/29§	PEN	200,000	60,444
U.K. Treasury Inflation Linked Bonds 1.875%, 11/22/22 TIPS (m)	GBP	69,169	102,959
0.125%, 3/22/26 TIPS (m)		550,845	819,834
4.250%, 12/7/27 (m)		60,000	96,567
1.750%, 9/7/37 (m)		120,000	153,169
0.125%, 3/22/46 TIPS (m)		33,109	65,842
0.750%, 11/22/47 TIPS (m)		41,080	95,951
0.125%, 8/10/48 TIPS (m)		20,707	42,691
0.125%, 11/22/56 TIPS (m)		10,741	24,779
0.125%, 11/22/65 TIPS (m)	GBP	32,773	87,039
United Mexican States 7.750%, 5/29/31	MXN	1,980,000	92,926

Total Foreign Government Securities			4,014,621

Mortgage-Backed Securities (12.9%)
FNMA 4.000%, 1/25/49 TBA		$300,000	305,789
3.500%, 2/25/49 TBA		5,700,000	5,693,543
4.000%, 2/25/49 TBA		5,000,000	5,092,188

Total Mortgage-Backed Securities			11,091,520

Municipal Bond (0.0%)
Tobacco Settlement Finance Authority of West Virginia, Series A 7.467%, 6/1/47		20,000	19,594

Total Municipal Bond			19,594

U.S. Treasury Obligations (102.7%)
U.S. Treasury Inflation Linked Bonds 2.375%, 1/15/25 TIPS (z)		3,461,302	3,740,317
2.000%, 1/15/26 TIPS		1,732,803	1,848,666
2.375%, 1/15/27 TIPS		664,615	733,145
1.750%, 1/15/28 TIPS (z)		2,703,926	2,871,181
3.625%, 4/15/28 TIPS (z)		1,626,071	1,995,155
2.500%, 1/15/29 TIPS (z)		2,850,397	3,244,001
3.875%, 4/15/29 TIPS (z)		2,784,305	3,542,524
3.375%, 4/15/32 TIPS		413,163	530,284
2.125%, 2/15/40 TIPS		1,485,913	1,744,948
2.125%, 2/15/41 TIPS		161,668	190,920
0.750%, 2/15/42 TIPS		492,430	446,573
0.625%, 2/15/43 TIPS		164,990	144,604
1.375%, 2/15/44 TIPS (z)		2,408,855	2,489,533
0.750%, 2/15/45 TIPS		2,083,385	1,862,653
1.000%, 2/15/46 TIPS		1,035,262	981,336
0.875%, 2/15/47 TIPS		1,340,941	1,230,610
1.000%, 2/15/48 TIPS (z)		3,353,385	3,179,334
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/19 TIPS		1,327,453	1,308,027
1.875%, 7/15/19 TIPS		355,311	354,040
1.375%, 1/15/20 TIPS (z)		2,876,798	2,857,118
0.125%, 4/15/20 TIPS (z)		4,535,454	4,431,781
1.250%, 7/15/20 TIPS		1,356,697	1,353,311
0.125%, 4/15/21 TIPS		106,699	103,764
0.625%, 7/15/21 TIPS		157,083	155,349
0.125%, 1/15/22 TIPS		849,156	823,584
0.125%, 4/15/22 TIPS (z)		10,595,970	10,252,365
0.125%, 7/15/22 TIPS		1,803,475	1,751,615
0.125%, 1/15/23 TIPS		810,729	782,931
0.625%, 4/15/23 TIPS		641,397	631,263
0.375%, 7/15/23 TIPS (z)		2,401,519	2,348,263
0.625%, 1/15/24 TIPS		1,343,924	1,322,979
0.125%, 7/15/24 TIPS		979,818	939,697
0.250%, 1/15/25 TIPS (z)		3,245,747	3,107,029
0.375%, 7/15/25 TIPS		1,237,001	1,192,636

See Notes to Financial Statements.

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December 31, 2018

	Principal Amount		Value (Note 1)
0.625%, 1/15/26 TIPS (z)		$20,732,174	$20,193,134
0.125%, 7/15/26 TIPS		1,287,100	1,208,158
0.375%, 1/15/27 TIPS		293,129	278,365
0.500%, 1/15/28 TIPS		2,255,462	2,152,589
0.750%, 7/15/28 TIPS		201,488	197,259
U.S. Treasury Notes
2.750%, 2/15/24		30,000	30,322

Total U.S. Treasury Obligations			88,551,363

Total Long-Term Debt Securities (133.8%) (Cost $115,001,163)			115,347,172

SHORT-TERM INVESTMENTS:
Banker’s Acceptance (1.3%)
Bank of Montreal
1.36%, 1/3/19 (p)	CAD	200,000	146,482
Canadian Imperial Bank of Commerce
1.35%, 1/3/19 (p)		400,000	292,964
Toronto-Dominion Bank (The)
1.01%, 1/2/19 (p)		800,000	585,962
1.52%, 1/4/19 (p)		100,000	73,237

Total Banker’s Acceptance			1,098,645

Foreign Government Treasury Bills (1.5%)
Japan Treasury Bills
(0.05)%, 2/4/19 (p)	JPY	140,000,000	1,277,377

Total Short-Term Investments (2.8%) (Cost $2,387,351)			2,376,022

Total Investments in Securities (136.6%) (Cost $117,388,514)			117,723,194
Other Assets Less Liabilities (-36.6%)			(31,510,715)

Net Assets (100%)			$86,212,479

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $4,626,898 or 5.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Rule 144A Illiquid Security. At December 31, 2018, the market value of these securities amounted to $210,251 or 0.2% of net assets.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $3,788,876 or 4.4% of net assets.

(p)	Yield to maturity.
(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARM	—	Adjustable Rate Mortgage
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CDX	—	Credit Default Swap Index
CLO	—	Collateralized Loan Obligation
EUR	—	European Currency Unit
FCPIX	—	France CPI Ex Tobacco
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
HICPxT	—	Harmonised Index of Consumer Prices ex Tobacco
ICE	—	Intercontinental Exchange
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
NCUA	—	National Credit Union Administration
NZD	—	New Zealand Dollar
PEN	—	Peruvian Sol
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIIE	—	Interbank Equilibrium Interest Rate
TIPS	—	Treasury Inflation Protected Security
UKRPI	—	United Kingdom Retail Price Index
USD	—	United States Dollar

See Notes to Financial Statements.

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December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	7	3/2019	EUR	1,311,632	13,747
U.S. Treasury 10 Year Note	85	3/2019	USD	10,371,328	251,369
3 Month Eurodollar	50	6/2019	USD	12,164,375	26,901

					292,017

Short Contracts
Euro-BTP	(8)	3/2019	EUR	(1,171,598)	(34,309)
Euro-OAT	(15)	3/2019	EUR	(2,591,686)	(4,639)
Long Gilt	(43)	3/2019	GBP	(6,750,677)	(56,121)
U.S. Treasury 10 Year Ultra Note	(43)	3/2019	USD	(5,593,359)	(180,790)
U.S. Treasury 5 Year Note	(13)	3/2019	USD	(1,490,938)	(25,407)
U.S. Treasury Long Bond	(38)	3/2019	USD	(5,548,000)	(251,208)
3 Month Eurodollar	(50)	6/2020	USD	(12,188,125)	(55,663)

					(608,137)

					(316,120)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	606,278	CAD	800,000	Goldman Sachs Bank USA	1/2/2019	20,283
USD	454,251	CAD	600,000	Goldman Sachs Bank USA	1/3/2019	14,755
USD	75,549	CAD	100,000	Bank of America	1/4/2019	2,298
EUR	76,000	USD	86,136	HSBC Bank plc	2/15/2019	1,262
USD	522,371	AUD	722,000	HSBC Bank plc	2/15/2019	13,408
USD	207,419	CAD	274,000	Goldman Sachs Bank USA	2/15/2019	6,494
USD	1,772,297	GBP	1,364,000	Citibank NA	2/15/2019	29,977
USD	621,684	NZD	915,000	Goldman Sachs Bank USA	2/15/2019	7,058

Total unrealized appreciation						95,535

USD	94,110	MXN	1,917,000	Barclays Bank plc	1/11/2019	(3,338)
USD	621,505	JPY	70,000,000	Bank of America	2/4/2019	(18,820)
USD	623,144	JPY	70,000,000	Citibank NA	2/4/2019	(17,181)
USD	132,803	EUR	116,000	Barclays Bank plc	2/15/2019	(594)
USD	686,551	EUR	602,000	Citibank NA	2/15/2019	(5,731)
USD	467,667	EUR	410,000	Goldman Sachs Bank USA	2/15/2019	(3,821)

Total unrealized depreciation						(49,485)

Net unrealized appreciation						46,050

Written Call Options Contracts as of December 31, 2018 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
U.S. Treasury 10 Year Note	Exchange Traded	2	USD	(200,000)	USD	122.00	1/25/2019	(1,062)
U.S. Treasury 10 Year Note	Exchange Traded	2	USD	(200,000)	USD	122.25	1/25/2019	(844)
U.S. Treasury 10 Year Note	Exchange Traded	3	USD	(300,000)	USD	122.50	2/22/2019	(1,687)

								(3,593)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Written Put Options Contracts as of December 31, 2018 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
CDX North America Investment Grade 31-V1	Bank of America	200,000	USD	(200,000)	USD	0.01	1/16/2019	(325)
CDX North America Investment Grade 31-V1	Bank of America	200,000	USD	(200,000)	USD	0.01	2/20/2019	(545)
CDX North America Investment Grade 31-V1	Bank of America	200,000	USD	(200,000)	USD	0.01	2/20/2019	(545)
CDX North America Investment Grade 31-V1	Bank of America	300,000	USD	(300,000)	USD	0.01	2/20/2019	(641)
CDX North America Investment Grade 31-V1	Bank of America	200,000	USD	(200,000)	USD	0.01	3/20/2019	(647)
CDX North America Investment Grade 31-V1	Bank of America	100,000	USD	(100,000)	USD	0.01	2/20/2019	(135)
CDX North America Investment Grade 31-V1	Bank of America	300,000	USD	(300,000)	USD	0.01	3/20/2019	(504)
CDX North America Investment Grade 31-V1	Barclays Bank plc	200,000	USD	(200,000)	USD	0.01	2/20/2019	(338)
CDX North America Investment Grade 31-V1	Barclays Bank plc	100,000	USD	(100,000)	USD	0.01	3/20/2019	(231)
CDX North America Investment Grade 31-V1	Citibank NA	200,000	USD	(200,000)	USD	0.01	1/16/2019	(194)
CDX North America Investment Grade 31-V1	Citibank NA	200,000	USD	(200,000)	USD	0.01	2/20/2019	(545)
CDX North America Investment Grade 31-V1	Citibank NA	100,000	USD	(100,000)	USD	0.01	2/20/2019	(169)
CDX North America Investment Grade 31-V1	Citibank NA	200,000	USD	(200,000)	USD	0.01	3/20/2019	(545)
CDX North America Investment Grade 31-V1	Citibank NA	100,000	USD	(100,000)	USD	0.01	2/20/2019	(135)
CDX North America Investment Grade 31-V1	Citibank NA	200,000	USD	(200,000)	USD	0.01	3/20/2019	(461)
CDX North America Investment Grade 31-V1	Citibank NA	200,000	USD	(200,000)	USD	0.01	3/20/2019	(336)
CDX North America Investment Grade 31-V1	Goldman Sachs Bank USA	200,000	USD	(200,000)	USD	0.01	1/16/2019	(325)
CDX North America Investment Grade 31-V1	Goldman Sachs Bank USA	100,000	USD	(100,000)	USD	0.01	2/20/2019	(135)
CDX North America Investment Grade 31-V1	Goldman Sachs Bank USA	200,000	USD	(200,000)	USD	0.02	9/18/2019	(383)
CDX North America Investment Grade 31-V1	Morgan Stanley	200,000	USD	(200,000)	USD	0.01	1/16/2019	(324)
CDX North America Investment Grade 31-V1	Morgan Stanley	200,000	USD	(200,000)	USD	0.01	2/20/2019	(269)
iTraxx Europe Series 30 Version 1	Goldman Sachs Bank USA	100,000	EUR	(100,000)	EUR	0.02	9/18/2019	(158)
U.S. Treasury 30 Year Bond	Exchange Traded	2	USD	(200,000)	USD	141.00	1/25/2019	(187)

								(8,077)

Total Written Options Contracts (Premiums Received ($10,745))								(11,670)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Centrally Cleared Inflation-linked swap contracts outstanding as of December 31, 2018 (Note 1):

Floating Rate Index (1)	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)	Value ($)
FCPIX at termination	1.52% at termination	Pay	10/15/2028	EUR	1,420,000	48,753	48,753
HICPxT at termination	1.93% at termination	Pay	10/15/2048	EUR	220,000	11,746	11,746
HICPxT at termination	1.95% at termination	Pay	11/15/2048	EUR	20,000	1,194	1,194
HICPxT at termination	1.80% at termination	Pay	11/15/2038	EUR	130,000	5,339	5,339
HICPxT at termination	1.95% at termination	Pay	11/15/2048	EUR	70,000	4,087	4,324
UKRPI at termination	3.55% at termination	Pay	10/15/2033	GBP	1,160,000	1,951	1,951
UKRPI at termination	3.59% at termination	Pay	11/15/2028	GBP	160,000	1,292	1,292
UKRPI at termination	3.58% at termination	Pay	11/15/2028	GBP	340,000	1,996	1,996
UKRPI at termination	3.60% at termination	Pay	11/15/2028	GBP	80,000	678	678
UKRPI at termination	3.63% at termination	Pay	12/15/2028	GBP	200,000	2,760	2,760

						79,796	80,033

Centrally Cleared Interest rate swap contracts outstanding as of December 31, 2018 (Note 1):

Floating Rate Index (1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments( Receipts) ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
4 week TIIE Monthly	9.18 monthly	Pay	11/28/2028	MXN 5,800,000	—	7,093	7,093

					—	7,093	7,093

3 month LIBOR Quarterly	3.00 semi-annually	Receive	12/19/2048	USD 1,150,000	66,148	(103,019)	(36,871)
3 month LIBOR Quarterly	3.13 semi-annually	Receive	9/13/2028	USD 5,500,000	40,775	(107,775)	(67,000)
6 month LIBOR Semi-Annual	1.75 semi-annually	Receive	3/20/2049	GBP 400,000	(19,755)	(6,290)	(26,045)

					87,168	(217,084)	(129,916)

					87,168	(209,991)	(122,823)

(1)	Value of floating rate index at December 31, 2018 was as follows:

Floating Rate Index	Value
FCPIX EUR	1.03%
HICPxT EUR	1.04%
UKRPI GBP	2.86%
3 Month LIBOR USD	2.81%
6 Month LIBOR GBP	1.03%
4 Week TIIE MXN	8.59%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$3,542,664	$—	$3,542,664
Centrally Cleared Inflation-linked Swaps	—	79,796	—	79,796
Centrally Cleared Interest Rate Swaps	—	7,093	—	7,093
Collateralized Mortgage Obligations	—	2,157,638	—	2,157,638
Commercial Mortgage-Backed Securities	—	405,584	—	405,584
Corporate Bonds
Communication Services	—	525,144	—	525,144
Consumer Discretionary	—	198,264	—	198,264
Consumer Staples	—	118,928	—	118,928
Energy	—	519,140	—	519,140
Financials	—	2,438,165	—	2,438,165
Health Care	—	141,595	—	141,595
Industrials	—	296,847	—	296,847
Information Technology	—	417,647	—	417,647
Real Estate	—	210,139	—	210,139
Utilities	—	698,319	—	698,319
Foreign Government Securities	—	4,014,621	—	4,014,621
Forward Currency Contracts	—	95,535	—	95,535
Futures	292,017	—	—	292,017
Mortgage-Backed Securities	—	11,091,520	—	11,091,520
Municipal Bond	—	19,594	—	19,594
Short-Term Investments
Banker’s Acceptance	—	1,098,645	—	1,098,645
Foreign Government Treasury Bill	—	1,277,377	—	1,277,377
U.S. Treasury Obligations	—	88,551,363	—	88,551,363

Total Assets	$292,017	$117,905,618	$—	$118,197,635

Liabilities:
Centrally Cleared Interest Rate Swaps	$—	$(217,084)	$—	$(217,084)
Forward Currency Contracts	—	(49,485)	—	(49,485)
Futures	(608,137)	—	—	(608,137)
Options Written
Call Options Written	(3,593)	—	—	(3,593)
Put Options Written	(187)	(7,890)	—	(8,077)

Total Liabilities	$(611,917)	$(274,459)	$—	$(886,376)

Total	$(319,900)	$117,631,159	$—	$117,311,259

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$378,906 *
Foreign exchange contracts	Receivables	95,535

Total		$474,441

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(828,814)*
Foreign exchange contracts	Payables	(49,485)
Credit contracts	Payables	(8,077)

Total		$(886,376)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$8,022	$(76,018)	$—	$(646)	$(68,642)
Foreign exchange contracts	—	—	11,715	—	11,715

Total	$8,022	$(76,018)	$11,715	$(646)	$(56,927)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$664	$(316,120)	$—	$(130,195)	$(445,651)
Foreign exchange contracts	—	—	46,050	—	46,050
Credit contracts	(1,589)	—	—	—	(1,589)

Total	$(925)	$(316,120)	$46,050	$(130,195)	$(401,190)

^ This Portfolio held forward foreign currency contracts, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $7,457,000, futures contracts with an average notional balance of approximately $50,142,000 option contracts with an average notional balance of approximately $7,000 and swap contracts with an average notional balance of approximately $11,007,000, during the period ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$2,298	$(2,298)	$—	$—
Citibank NA	29,977	(25,297)	—	4,680
Goldman Sachs Bank USA	48,590	(4,822)	—	43,768
HSBC Bank plc	14,670	—	—	14,670

Total	$95,535	$(32,417)	$—	$63,118

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$22,162	$(2,298)	$—	$19,864
Barclays Bank plc	4,501	—	—	4,501
Citibank NA	25,297	(25,297)	—	—
Goldman Sachs Bank USA	4,822	(4,822)	—	—
Morgan Stanley	593	—	—	593

Total	$57,375	$(32,417)	$—	$24,958

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Morgan Stanley & Co. LLC	2.52%	11/5/2018	1/4/2019	$(19,487,823)	$(19,549,066)
Morgan Stanley & Co. LLC	2.52	11/5/2018	1/4/2019	(701,147)	(703,942)
Morgan Stanley & Co. LLC	2.85	12/11/2018	1/2/2019	(1,303,421)	(1,305,490)
Morgan Stanley & Co. LLC	3.42	12/27/2018	1/3/2019	(803,312)	(803,827)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(1,994,261)	(1,994,259)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(3,541,789)	(3,541,778)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(3,738,870)	(3,738,950)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(2,868,388)	(2,868,491)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(3,241,996)	(3,242,066)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(2,492,137)	(2,492,247)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(3,179,087)	(3,179,250)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(3,102,412)	(3,102,636)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(4,434,331)	(4,434,666)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(2,859,423)	(2,859,546)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(2,344,224)	(2,344,385)
Morgan Stanley & Co. LLC	2.85	12/28/2018	1/3/2019	(7,426,684)	(7,427,246)

					$(63,587,845)

(1)	The average amount of borrowings while outstanding for 70 days during the period ended December 31, 2018, was approximately $21,674,000 at a weighted average interest rate of 2.53%.
(2)	Payable for sale-buyback transactions includes $68,540 of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	December 31, 2018
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$21,057,041	$—	$—	$21,057,041
U.S. Treasury Notes	—	42,530,804	—	—	42,530,804

Total Borrowings	$—	$63,587,845	$—	$—	$63,587,845

Gross amount of recognized liabilities for sale-buybacks					$63,587,845

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Morgan Stanley & Co. LLC	$(63,587,845)	$63,790,499	$—	$202,654

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$36,728,610
Long-term U.S. government debt securities	30,618,984

$67,347,594

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$22,366,432
Long-term U.S. government debt securities	3,830,021

$26,196,453

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,074,881
Aggregate gross unrealized depreciation	(1,101,253)

Net unrealized depreciation	$(26,372)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$117,425,036

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (Cost $117,388,514)	$117,723,194
Cash	596,866
Foreign cash (Cost $152,213)	153,077
Cash held as collateral at broker for futures	295,000
Cash held as collateral at broker for swaps	310,000
Receivable for securities sold	41,226,549
Receivable for forward settling transactions	10,686,488
Dividends, interest and other receivables	343,000
Receivable for Portfolio shares sold	263,223
Unrealized appreciation on forward foreign currency contracts	95,535
Deferred offering cost	14,060
Securities lending income receivable	9
Other assets	106

Total assets	171,707,107

LIABILITIES
Payable for sale-buyback financing transactions	63,587,845
Payable for forward settling transactions	21,606,711
Payable for Portfolio shares redeemed	126,142
Unrealized depreciation on forward foreign currency contracts	49,485
Due to broker for futures variation margin	23,759
Distribution fees payable – Class IB	18,315
Options written, at value (Premiums received $10,745)	11,670
Administrative fees payable	2,653
Variation Margin on Centrally Cleared Swaps	757
Payable for securities purchased	31
Accrued expenses	67,260

Total liabilities	85,494,628

NET ASSETS	$86,212,479

Net assets were comprised of:
Paid in capital	$86,467,998
Total distributable earnings (loss)	(255,519)

Net assets	$86,212,479

Class IB
Net asset value, offering and redemption price per share, $86,212,479 / 7,288,449 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.83

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Interest	$479,939
Dividends	600
Securities lending (net)	19

Total income	480,558

EXPENSES
Interest expense	106,087
Investment management fees	84,231
Professional fees	49,785
Distribution fees – Class IB	42,115
Administrative fees	16,099
Printing and mailing expenses	11,443
Custodian fees	6,800
Offering costs	3,395
Trustees’ fees	410
Miscellaneous	2,924

Gross expenses	323,289
Less: Waiver from investment manager	(90,526)

Net expenses	232,763

NET INVESTMENT INCOME (LOSS)	247,795

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	108,973
Futures contracts	(76,018)
Forward foreign currency contracts	11,715
Foreign currency transactions	7,149
Swaps	(646)
Options written	8,022

Net realized gain (loss)	59,195

Change in unrealized appreciation (depreciation) on:
Investments in securities	334,680
Futures contracts	(316,120)
Forward foreign currency contracts	46,050
Foreign currency translations	1,333
Options written	(925)
Swaps	(130,195)

Net change in unrealized appreciation (depreciation)	(65,177)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,982)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$241,813

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$247,795
Net realized gain (loss)	59,195
Net change in unrealized appreciation (depreciation)	(65,177)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	241,813

Distributions to shareholders:
Class IB	(542,843)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,232,236 shares]	14,620,089
Capital shares sold in-kind (Note 8) [ 6,374,488 shares]	75,665,174
Capital shares issued in reinvestment of dividends and distributions [ 46,164 shares]	542,843
Capital shares repurchased [ (364,439) shares]	(4,314,597)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	86,513,509

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,212,479
NET ASSETS:
Beginning of period	—

End of period	$86,212,479

* Commencement of Operations.

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Period October 22, 2018* to December 31, 2018

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$241,813
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(86,280,547)
Increase in payable for forward settling transactions	21,606,711
Proceeds from disposition of investments in securities	3,718,523
Increase in receivable for forward settling transactions	(10,686,488)
Increase in premiums received on options written	10,745
Change in unrealized (appreciation)/depreciation on investments in securities	(334,680)
Change in unrealized (appreciation)/depreciation on options written	925
Net realized (gain)/ loss on investments in securities	(108,973)
Net amortization (accretion) of income	(199,893)
Increase in accrued expenses	67,260
Increase in due to broker for futures variation margin	23,759
Increase in variation margin on centrally cleared swaps	757
Increase in distribution fees payable – Class IB	18,315
Increase in administrative fees payable	2,653
Increase in security lending income receivable	(9)
Increase in other assets	(106)
Increase in deferred offering cost	(14,060)
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	(46,050)
Increase in dividends, interest and other receivables	(343,000)

Net cash provided (used) by operating activities	(72,322,345)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	14,356,866
Payment for shares redeemed	(4,188,455)
Proceeds from sale-buyback transactions	157,789,013
Payments on sale-buyback transactions	(157,867,981)
Increase in payable for sale-buyback financing transactions	63,587,845

Net cash provided (used) by financing activities	73,677,288

Net increase/(decrease) in cash	1,354,943

Cash, cash equivalents and restricted cash:
Beginning of period	—

End of period	$1,354,943

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Period October 22, 2018* to December 31, 2018

Supplemental disclosure of cash flow information:

For the period ended December 31, 2018, the Portfolio paid $106,087 in interest expense and had reinvestments of dividends and distributions in the amount of $542,843.

Noncash financing activities not included herein consist of the issuance of shares of the Portfolio in exchange for $75,665,174 of securities in-kind, as further described in Note 8.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

Period Ended December 31, 2018
Cash	$596,866
Foreign cash	153,077
Cash held as collateral at broker for futures	295,000
Cash held as collateral at broker for swaps	310,000

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$1,354,943

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$11.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03
Net realized and unrealized gain (loss)	—	#

Total from investment operations	0.03

Less distributions:
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.07)

Net asset value, end of period	$11.83

Total return (b)	0.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$86,212
Ratio of expenses to average net assets:
After waivers (a)(f)	1.38	%**(j)
Before waivers (a)(f)	1.68	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.47	%(l)
Before waivers (a)(f)	1.17	%(l)
Portfolio turnover rate^	25	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.63%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	1.62%
Bloomberg Barclays U.S. Aggregate Bond Index	2.54

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.62% for the period ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.54% over the same period.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	4.03
Weighted Average Coupon (%)	3.33
Weighted Average Modified Duration (Years)*	4.28
Weighted Average Rating**	AA	-

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Mortgage-Backed Securities	47.9%
U.S. Treasury Obligations	39.0
Financials	31.0
Asset-Backed Securities	14.4
Foreign Government Securities	7.2
Collateralized Mortgage Obligations	6.7
Communication Services	3.0
Commercial Mortgage-Backed Securities	2.5
Utilities	2.5
Consumer Staples	2.2
Real Estate	1.9
Health Care	1.8
Consumer Discretionary	1.8
U.S. Government Agency Security	1.8
Industrials	1.5
Information Technology	1.3
Repurchase Agreements	0.7
Energy	0.7
Materials	0.5
Municipal Bond	0.1
Options Purchased	0.0 #
Cash and Other	(68.5)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

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EQ/PIMCO TOTAL RETURN PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$1,016.20	$2.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.21	7.05

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.39%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (14.4%)
Accredited Mortgage Loan Trust,
Series 2006-2 A4 2.766%, 9/25/36 (l)	$318,788	$305,124
Series 2007-1 A3 2.636%, 2/25/37 (l)	24,834	24,706
Allegro CLO I Ltd.,
Series 2013-1A A1R 3.740%, 1/30/26 (l)§	218,254	217,639
Ally Master Owner Trust,
Series 2018-3 A 2.775%, 7/15/22 (l)	800,000	799,029
American Airlines Pass-Through Trust,
Series 2016-3 A 3.250%, 10/15/28	184,314	172,186
Series 2016-3 AA 3.000%, 10/15/28	276,652	258,282
American Express Credit Account Master Trust,
Series 2017-4 A 1.640%, 12/15/21	1,100,000	1,094,699
Ameriquest Mortgage Securities, Inc.,
Series 2005-R9 M1 2.976%, 11/25/35 (l)	400,000	389,163
Argent Securities Trust,
Series 2006-M1 A2C 2.656%, 7/25/36 (l)	768,331	323,042
Series 2006-W2 A2B 2.696%, 3/25/36 (l)	269,376	159,838
Atrium XII,
Series 12A AR 3.299%, 4/22/27 (l)§	700,000	691,632
Avery Point IV CLO Ltd.,
Series 2014-1A AR 3.590%, 4/25/26 (l)§	346,870	345,849
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE7 2A2 2.666%, 8/25/36 (l)	41,240	48,385
Series 2006-HE9 1A2 2.656%, 11/25/36 (l)	359,263	340,280
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE2 M2 3.631%, 2/25/35 (l)	287,692	288,527
Capital Auto Receivables Asset Trust,
Series 2018-1 A2B 2.640%, 10/20/20 (l)§	383,344	383,046
CARDS II Trust,
Series 2017-2A A 2.715%, 10/17/22 (l)§	800,000	799,355
Series 2018-1A A 2.805%, 4/17/23 (l)§	700,000	700,714
Series 2018-2A A 3.047%, 4/17/23§	700,000	700,246
C-BASS TRUST,
Series 2006-CB9 A1 2.566%, 11/25/36 (l)	15,907	10,424
Cent CLO 24 Ltd.,
Series 2015-24A A1R 3.506%, 10/15/26 (l)§	700,000	693,746
Chase Issuance Trust,
Series 2017-A1 A 2.755%, 1/15/22 (l)	600,000	600,321
Chesapeake Funding II LLC,
Series 2018-2A A1 3.230%, 8/15/30§	600,000	600,726
Citigroup Mortgage Loan Trust,
Series 2006-WF2 A1 6.750%, 5/25/36 (e)	174,365	126,143
Series 2006-WMC1 A2D 3.126%, 12/25/35 (l)	23,986	23,460
Countrywide Asset-Backed Certificates,
Series 2004-2 M1 3.256%, 5/25/34 (l)	89,702	89,357
Series 2006-12 2A2 2.656%, 7/25/36 (l)	121,367	120,375
Series 2006-13 3AV2 2.656%, 1/25/37 (l)	31,405	31,011
Series 2006-2 M1 2.906%, 6/25/36 (l)	300,000	294,717
Series 2006-21 2A4 2.736%, 5/25/37 (l)	300,000	261,850
Series 2006-24 1A 2.646%, 6/25/47 (l)	145,148	130,322
Series 2006-26 2A3 2.676%, 6/25/37 (l)	134,378	133,364
CSMC Trust,
Series 2017-1 4.500%, 3/25/21 (l)	408,284	407,761
CWABS Asset-Backed Certificates Trust,
Series 2007-12 2A3 3.306%, 8/25/47 (l)	53,413	51,946
Discover Card Execution Note Trust,
Series 2016-A2 A2 2.995%, 9/15/21 (l)	600,000	600,382
EMC Mortgage Loan Trust,
Series 2001-A A 3.246%, 5/25/40 (l)§	4,557	4,381
FFMLT Trust,
Series 2005-FF8 M1 3.241%, 9/25/35 (l)	27,428	27,339
Figueroa CLO Ltd.,
Series 2013-2A A1RR 3.642%, 6/20/27 (l)§	700,000	692,201
Series 2014-1A AR 3.336%, 1/15/27 (l)§	700,000	693,188
Flagship Credit Auto Trust,
Series 2017-2 A 1.850%, 7/15/21§	87,145	86,739
Ford Credit Floorplan Master Owner Trust A,
Series 2018-1 A2 2.735%, 5/15/23 (l)	1,200,000	1,193,888
Fremont Home Loan Trust,
Series 2005-D M1 2.916%, 11/25/35 (l)	300,000	257,169
Series 2006-E 2A1 2.566%, 1/25/37 (l)	2,769	1,520
Golden Credit Card Trust,
Series 2017-1A A 2.855%, 2/15/21 (l)§	600,000	600,089
GSAA Trust,
Series 2006-7 AF2 5.995%, 3/25/46 (l)	389,181	250,302

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
GSAMP Trust,
Series 2006-NC2 A2B 2.596%, 6/25/36 (l)		$178,169	$118,452
GSPA Monetization Trust, 6.422%, 10/9/29§		326,054	375,161
Halcyon Loan Advisors Funding Ltd.,
Series 2014-3A AR 3.569%, 10/22/25 (l)§		900,000	895,992
Home Equity Loan Trust,
Series 2007-FRE1 2AV3 2.736%, 4/25/37 (l)		800,000	689,531
Hyundai Auto Lease Securitization Trust,
Series 2017-B A2B 2.735%, 12/16/19 (l)§		85,557	85,564
Jamestown CLO VII Ltd.,
Series 2015-7A A1R 3.320%, 7/25/27 (l)§		300,000	295,517
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 3.299%, 1/17/28 (l)§		900,000	885,192
JP Morgan Mortgage Acquisition Corp.,
Series 2005-FRE1 M1 2.916%, 10/25/35 (l)		300,000	291,293
Series 2006-FRE1 M1 2.896%, 5/25/35 (l)		200,000	195,897
JP Morgan Mortgage Acquisition Trust,
Series 2007-CH3 A5 2.766%, 3/25/37 (l)		100,000	96,056
Lehman XS Trust,
Series 2006-8 2A1 2.686%, 6/25/36 (l)		114,020	97,281
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 3.585%, 5/15/28 (l)§		700,000	691,013
LP Credit Card ABS Master Trust,
Series 2018-1 A 3.830%, 8/20/24 (l)§		756,293	757,071
MASTR Asset-Backed Securities Trust,
Series 2006-FRE1 A4 3.086%, 12/25/35 (l)		204,427	201,600
Series 2006-FRE2 A5 2.746%, 3/25/36 (l)		246,509	175,912
Monarch Grove CLO Ltd.,
Series 2018-1A A1 3.370%, 1/25/28 (l)§		400,000	393,450
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-HE5 A2D 2.756%, 8/25/36 (l)		615,451	386,715
Series 2006-WMC2 A2C 2.656%, 7/25/36 (l)		314,967	158,574
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 3.645%, 4/18/25 (l)§		384,447	383,484
Navient Private Education Loan Trust,
Series 2015-CA A 3.955%, 1/16/35 (l)§		25,012	25,024
NovaStar Mortgage Funding Trust,
Series 2006-5 A2D 2.746%, 11/25/36 (l)		130,678	54,223
OCP CLO Ltd.,
Series 2015-9A A1R 3.236%, 7/15/27 (l)§		500,000	495,604
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§		700,000	700,508
Option One Mortgage Loan Trust,
Series 2005-4 M2 2.966%, 11/25/35 (l)		600,000	561,383
Series 2007-5 1A1 2.726%, 5/25/37 (l)		513,154	343,615
Series 2007-CP1 1A1 2.646%, 3/25/37 (l)		279,145	244,975
OSCAR US Funding Trust VIII LLC,
Series 2018-1A A2A 2.910%, 4/12/21§		155,828	155,473
Palmer Square CLO Ltd.,
Series 2018-3A A1 3.466%, 8/15/26 (l)§		571,751	566,141
RAAC Trust,
Series 2006-SP2 M1 2.846%, 2/25/36 (l)		89,868	88,178
RAMP Trust,
Series 2005-RS4 M5 3.186%, 4/25/35 (l)		300,000	289,102
RASC Trust,
Series 2005-EMX5 A3 3.166%, 12/25/35 (l)		225,314	179,789
Series 2006-EMX2 M1 2.906%, 2/25/36 (l)		300,000	280,185
Series 2006-EMX4 A3 2.666%, 6/25/36 (l)		36,886	36,704
Series 2006-KS7 A4 2.746%, 9/25/36 (l)		386,342	374,497
Series 2007-KS3 AI3 2.756%, 4/25/37 (l)		149,336	145,469
Renaissance Home Equity Loan Trust,
Series 2006-4 AF2 5.285%, 1/25/37 (e)		550,457	277,191
Santander Retail Auto Lease Trust,
Series 2018-A A2A 2.710%, 10/20/20§		486,822	485,895
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5 A2A 2.636%, 5/25/37 (l)		53,835	42,182
SG Mortgage Securities Trust,
Series 2006-FRE1 A2C 2.776%, 2/25/36 (l)		87,003	55,725
SLM Student Loan Trust,
Series 2003-10A A3 3.258%, 12/15/27 (l)§		478,750	478,602
Series 2003-11 A6 3.338%, 12/15/25 (l)§		599,149	602,074
Series 2003-2 A5 0.000%, 12/15/23 (l)	EUR	79,249	90,542
SMB Private Education Loan Trust,
Series 2018-A A1 2.805%, 3/16/26 (l)§		$390,195	389,378
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§		685,669	682,747
Soundview Home Loan Trust,
Series 2007-OPT5 1A1 3.406%, 10/25/37 (l)		869,407	720,532

See Notes to Financial Statements.

1345

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Series 2007-WMC1 3A1 2.616%, 2/25/37 (l)		$86,306	$32,859
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC5 A2D 2.656%, 11/25/37 (l)		760,114	520,803
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-GEL2 A3 2.956%, 5/25/37 (l)§		300,000	280,900
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 3.599%, 1/17/26 (l)§		325,441	324,279
Series 2013-1A A2R 3.619%, 1/17/26 (l)§		325,441	324,181
Symphony CLO XII Ltd.,
Series 2013-12A AR 3.466%, 10/15/25 (l)§		652,596	649,924
Telos CLO Ltd.,
Series 2014-6A A1R 3.719%, 1/17/27 (l)§		400,000	398,535
Upstart Securitization Trust,
Series 2018-1 B 3.887%, 8/20/25§		200,000	199,522
VB-S1 Issuer LLC,
Series 2016-1A F 6.901%, 6/15/46§		100,000	103,744
Venture XVI CLO Ltd.,
Series 2014-16A ARR 3.286%, 1/15/28 (l)§		400,000	393,876
Venture XX CLO Ltd.,
Series 2015-20A AR 3.256%, 4/15/27 (l)§		500,000	494,569
VOLT LX LLC,
Series 2017-NPL7 A1 3.250%, 6/25/47 (e)§		168,106	167,972
Voya CLO Ltd.,
Series 2014-3A A1R 3.210%, 7/25/26 (l)§		268,742	267,406
WaMu Asset-Backed Certificates Trust,
Series 2007-HE2 2A3 2.756%, 4/25/37 (l)		273,737	144,876
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-3 M4 3.391%, 11/25/35 (l)		100,000	100,261
Westlake Automobile Receivables Trust,
Series 2018-3A A2A 2.980%, 1/18/22§		400,000	399,900

Total Asset-Backed Securities			36,367,563

Collateralized Mortgage Obligations (6.7%)
Alba plc,
Series 2007-1 A3 1.076%, 3/17/39 (l)(m)	GBP	476,742	563,967
Alternative Loan Trust,
Series 2005-32T1 A3 3.506%, 8/25/35 (l)		$149,677	105,624
Series 2006-45T1 1A16 6.000%, 2/25/37		327,366	232,215
Series 2006-OA11 A1B 2.696%, 9/25/46 (l)		685,973	626,733
Series 2006-OA12 A1B 2.660%, 9/20/46 (l)		303,679	253,551
Series 2006-OA3 1A1 2.706%, 5/25/36 (l)		54,327	47,680
American Home Mortgage Investment Trust,
Series 2004-4 4A 4.885%, 2/25/45 (l)		17,011	17,178
Series 2006-2 3A2 6.700%, 6/25/36 (e)		500,569	179,929
Banc of America Funding Trust,
Series 2005-D A1 4.356%, 5/25/35 (l)		17,965	18,728
Series 2007-2 1A2 6.000%, 3/25/37		135,578	118,246
Banc of America Mortgage Trust,
Series 2003-D 2A4 4.459%, 5/25/33 (l)		18,352	18,699
Series 2005-B 2A1 3.910%, 3/25/35 (l)		151,516	147,512
BCAP LLC Trust,
Series 2007-AA2 12A1 2.716%, 5/25/47 (l)		139,992	127,626
Series 2011-RR5 12A1 4.931%, 3/26/37 (e)§		44,935	44,453
Bear Stearns ALT-A Trust,
Series 2005-4 23A1 4.032%, 5/25/35 (l)		51,171	51,584
Series 2005-7 22A1 4.209%, 9/25/35 (l)		37,277	30,686
Series 2006-3 35A1 3.839%, 5/25/36 (l)		93,232	66,193
Bear Stearns ARM Trust,
Series 2002-11 1A1 4.337%, 2/25/33 (l)		290	291
Series 2002-11 1A2 4.035%, 2/25/33 (l)		566	520
Series 2003-1 6A1 3.950%, 4/25/33 (l)		4,647	4,685
Series 2003-8 2A1 4.835%, 1/25/34 (l)		10,605	10,820
Series 2004-1 12A5 4.005%, 4/25/34 (l)		20,628	20,669
Series 2004-10 22A1 4.427%, 1/25/35 (l)		9,510	9,228
Series 2004-10 23A1 4.523%, 1/25/35 (l)		3,135	3,158
Series 2004-3 1A1 4.263%, 7/25/34 (l)		20,006	19,506
Series 2004-8 2A1 4.170%, 11/25/34 (l)		45,825	44,329
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 4.348%, 1/26/36 (l)		68,221	61,395
Series 2007-R6 2A1 5.425%, 12/26/46 (l)		51,784	48,171
Chase Mortgage Finance Trust,
Series 2005-A2 3A5 3.743%, 1/25/36 (l)		93,038	82,253
CHL Mortgage Pass-Through Trust,
Series 2004-22 A3 4.290%, 11/25/34 (l)		43,843	43,489

See Notes to Financial Statements.

1346

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Series 2004-HYB9 1A1 4.225%, 2/20/35 (l)		$34,378	$34,553
Series 2005-HYB9 3A2A 4.592%, 2/20/36 (l)		9,732	8,412
Citigroup Mortgage Loan Trust,
Series 2005-11 A2A 4.820%, 10/25/35 (l)		6,804	6,871
Series 2009-7 5A2 5.500%, 12/25/35§		107,358	86,236
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 3.898%, 5/25/35 (l)		25,030	25,086
Series 2005-6 A2 4.240%, 9/25/35 (l)		289,486	292,414
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR21 2A1 5.301%, 6/25/32 (l)		605	592
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-AR2 A1 2.656%, 3/25/37 (l)		204,333	185,539
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1 1A1 3.006%, 2/25/35 (l)		9,033	8,896
Eurosail-UK 2007-2np plc,
Series 2007-2X A3C 1.053%, 3/13/45 (l)(m)	GBP	53,107	65,574
Eurosail-UK plc,
Series 2007-1X A3C 1.063%, 3/13/45 (l)(m)		233,819	291,467
FHLMC,
Series 1529 Z 7.000%, 6/15/23		$4,353	4,600
Series 2248 FB 2.955%, 9/15/30 (l)		208	209
Series 2266 F 2.905%, 11/15/30 (l)		105	105
Series 3360 FC 3.175%, 5/15/37 (l)		9,874	10,031
Series T-63 1A1 3.156%, 2/25/45 (l)		7,492	7,446
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA6 3A1 3.772%, 8/25/35 (l)		106,587	94,182
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4 2A1 4.099%, 10/25/35 (l)		107,264	102,158
FNMA,
Series 1993-45 Z 7.000%, 4/25/23		5,061	5,345
Series 2003-25 KP 5.000%, 4/25/33		19,756	21,107
Series 2004-W2 5AF 2.856%, 3/25/44 (l)		21,210	21,190
Series 2005-79 NF 2.916%, 9/25/35 (l)		12,325	12,366
Series 2006-118 A1 2.375%, 12/25/36 (l)		9,290	9,233
Series 2006-5 3A2 4.120%, 5/25/35 (l)		7,482	7,843
Series 2007-42 AF 2.756%, 5/25/37 (l)		1,908	1,910
Series 2007-73 A1 2.375%, 7/25/37 (l)		29,079	28,582
Series 2007-96 BF 3.206%, 10/25/37 (l)		23,066	23,390
Series 2015-58 AI 1.759%, 8/25/55IO IO (l)		625,973	33,094
Series 2016-62 AF 2.749%, 9/25/46 (l)		154,984	155,115
GNMA,
Series 2015-H18 FB 2.914%, 7/20/65 (l)		657,009	659,798
Series 2015-H19 FK 2.914%, 8/20/65 (l)		445,047	446,969
Series 2016-H02 FH 3.314%, 1/20/66 (l)		168,934	172,481
Series 2016-H06 FJ 2.964%, 7/20/63 (l)		386,914	387,595
Series 2016-H14 FA 3.114%, 6/20/66 (l)		268,984	272,451
Series 2016-H17 FC 3.144%, 8/20/66 (l)		718,550	728,825
Series 2016-H17 FM 2.764%, 8/20/66 (l)		146,133	146,153
Series 2016-H20 PT 5.137%, 9/20/66 (l)		824,288	915,373
Series 2016-H22 FA 3.084%, 10/20/66 (l)		452,243	457,564
Series 2017-H10 FB 3.247%, 4/20/67 (l)		569,381	584,027
Series 2018-38 WF 2.649%, 10/20/43 (l)		643,511	643,227
Great Hall Mortgages plc,
Series 2007-2A AC 2.931%, 6/18/39 (l)§		159,662	153,590
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 4.300%, 9/25/35 (l)		70,313	71,463
Series 2005-AR7 6A1 4.464%, 11/25/35 (l)		19,664	19,805
HarborView Mortgage Loan Trust,
Series 2005-12 2A12 3.053%, 10/19/35 (l)		102,048	86,184
Series 2005-14 4A1A 4.056%, 12/19/35 (l)		122,029	96,734
Series 2005-2 2A1A 2.910%, 5/19/35 (l)		16,384	15,797
Series 2005-4 3A1 4.064%, 7/19/35 (l)		52,354	49,268
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR35 2A1A 2.676%, 1/25/37 (l)		100,546	94,532
Series 2006-AR9 2A1 3.561%, 6/25/36 (l)		273,053	232,460
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		15,930	12,157
Series 2006-A3 6A1 4.090%, 8/25/34 (l)		92,797	91,964
Series 2006-A6 1A4L 4.196%, 10/25/36 (l)		137,717	122,412

See Notes to Financial Statements.

1347

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Landmark Mortgage Securities plc,
Series 3 A 1.083%, 4/17/44 (l)(m)	GBP	818,966	$971,586
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1 I2A3 2.897%, 1/25/47 (l)		$121,047	98,126
Merrill Lynch Mortgage Investors Trust,
Series 2005-1 2A5 4.121%, 4/25/35 (l)		98,544	93,605
Series 2005-3 4A 2.756%, 11/25/35 (l)		1,776	1,715
Morgan Stanley Mortgage Loan Trust,
Series 2005-3AR 3A 4.065%, 7/25/35 (l)		118,792	108,441
MortgageIT Trust,
Series 2005-5 A2 2.816%, 12/25/35 (l)		112,444	109,704
Prime Mortgage Trust,
Series 2004-CL1 1A2 2.906%, 2/25/34 (l)		2,838	2,693
Series 2006-CL1 A1 3.006%, 2/25/35 (l)		134,143	128,393
RALI Trust,
Series 2005-QA13 2A1 4.745%, 12/25/35 (l)		16,914	15,167
Series 2006-QS12 1A1 6.500%, 9/25/36		249,231	178,804
Series 2006-QS13 1A10 6.000%, 9/25/36		25,332	22,088
Series 2007-QA3 A1 2.606%, 5/25/37 (l)		379,523	343,628
Series 2008-QR1 1A1 3.906%, 8/25/36 (l)		160,196	152,189
RBSSP Resecuritization Trust,
Series 2009-12 18A1 4.212%, 12/25/35 (l)§		514,218	524,679
Residential Asset Securitization Trust,
Series 2005-A11 1A1 2.956%, 10/25/35 (l)		70,237	60,989
RFMSI Series Trust,
Series 2005-S8 A2 5.500%, 11/25/35		84,540	80,728
Series 2007-S6 1A11 6.000%, 6/25/37		108,620	100,267
STARM Mortgage Loan Trust,
Series 2007-1 2A1 4.158%, 2/25/37 (l)		96,604	85,864
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3 1A1 2.706%, 4/25/47 (l)		81,339	73,212
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A3 2.720%, 7/19/35 (l)		60,378	59,277
Structured Asset Mortgage Investments Trust,
Series 2002-AR3 A1 3.130%, 9/19/32 (l)		1,434	1,394
Structured Asset Mortgage Pass-Through Certificates,
Series 2002-14A 2A1 4.369%, 7/25/32 (l)		26	24
Thornburg Mortgage Securities Trust,
Series 2007-1 A2B 4.373%, 3/25/37 (l)		60,377	53,433
Series 2007-3 3A1 4.323%, 6/25/47 (l)		434,399	393,708
Wachovia Mortgage Loan LLC Trust,
Series 2006-A 2A1 4.694%, 5/20/36 (l)		105,876	103,287
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR13 A1A1 2.796%, 10/25/45 (l)		9,001	8,902
Series 2005-AR6 1A1A 3.006%, 2/25/45 (l)		432,520	425,534
Series 2006-AR16 3A3 3.693%, 12/25/36 (l)		27,554	26,412
Series 2007-HY5 2A1 3.386%, 5/25/37 (l)		184,216	152,277
Series 2007-HY7 4A2 3.893%, 7/25/37 (l)		92,185	84,305
Warwick Finance Residential Mortgages Number Three plc,
Series 3A A 1.708%, 12/21/49 (l)§	GBP	954,147	1,201,132
Series 3A B 2.408%, 12/21/49 (l)§		100,000	126,202
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-AA A1 4.973%, 12/25/34 (l)		$15,094	15,372
Series 2004-CC A1 4.869%, 1/25/35 (l)		17,282	17,632
Series 2006-AR10 1A1 4.309%, 7/25/36 (l)		183,463	178,721
Series 2006-AR2 2A1 4.607%, 3/25/36 (l)		33,635	34,132

Total Collateralized Mortgage Obligations			17,037,115

Commercial Mortgage-Backed Securities (2.5%)
Business Mortgage Finance 7 plc,
Series 7X A1 2.885%, 2/15/41 (l)(m)	GBP	133,313	167,318
BX Trust,
Series 2017-SLCT A 3.375%, 7/15/34 (l)§		$504,705	500,561
CFCRE Commercial Mortgage Trust,
Series 2016-C7 ASB 3.644%, 12/10/54		300,000	303,456
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023 X1 1.259%, 8/25/22 IO (l)		2,098,925	79,873
GS Mortgage Securities Corp. II,
Series 2015-GC30 AAB 3.120%, 5/10/50		600,000	597,848
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§		200,000	199,573
Series 2016-RENT B 3.980%, 2/10/29§		700,000	704,430
Series 2017-GPTX A 2.856%, 5/10/34§		400,000	392,266
GS Mortgage Securities Trust,
Series 2016-GS3 WMB 3.602%, 10/10/49 (l)§		100,000	94,813

See Notes to Financial Statements.

1348

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Hilton USA Trust,
Series 2016-SFP A 2.828%, 11/5/35§		$600,000	$585,454
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-LAQ A 3.455%, 6/15/32 (l)§		800,000	796,963
LMREC 2015-CRE1, Inc.,
Series 2015-CRE1 AR 3.484%, 2/22/32 (l)§		600,000	598,978
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20 ASB 3.069%, 2/15/48		100,000	99,176
Series 2015-C27 ASB 3.557%, 12/15/47		300,000	302,734
MSSG Trust,
Series 2017-237P A 3.397%, 9/13/39§		700,000	678,135
Tharaldson Hotel Portfolio Trust,
Series 2018-THL A 3.133%, 11/11/34 (l)§		346,233	342,413

Total Commercial Mortgage-Backed Securities			6,443,991

Corporate Bonds (48.2%)
Communication Services (3.0%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 3.086%, 1/15/20 (k)		600,000	599,982
(ICE LIBOR USD 3 Month + 0.75%), 3.488%, 6/1/21 (k)		800,000	803,459
(ICE LIBOR USD 3 Month + 0.95%), 3.386%, 7/15/21 (k)(x)		600,000	598,081
(ICE LIBOR USD 3 Month + 1.18%), 3.956%, 6/12/24 (k)		700,000	679,723
3.400%, 5/15/25		500,000	470,647
BellSouth LLC 4.333%, 4/26/19 (e)§		600,000	602,250
Verizon Communications, Inc. 3.376%, 2/15/25		1,200,000	1,170,676

			4,924,818

Entertainment (0.3%)
Netflix, Inc. 4.625%, 5/15/29§	EUR	500,000	561,059
Walt Disney Co. (The) 2.125%, 9/13/22 (m)		$200,000	191,121

			752,180

Media (0.3%)
Charter Communications Operating LLC 4.464%, 7/23/22		100,000	101,128
Virgin Media Receivables Financing Notes I DAC 5.500%, 9/15/24 (m)	GBP	500,000	610,374

			711,502

Wireless Telecommunication Services (0.4%)
Sprint Spectrum Co. LLC
4.738%, 3/20/25§		$700,000	686,910
5.152%, 3/20/28§		400,000	392,500

			1,079,410

Total Communication Services			7,467,910

Consumer Discretionary (1.8%)
Automobiles (1.1%)
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.39%), 2.972%, 5/4/20 (k)§		400,000	397,961
3.100%, 5/4/20§		700,000	696,557
(ICE LIBOR USD 3 Month + 0.84%), 3.422%, 5/4/23 (k)§		700,000	698,332
3.700%, 5/4/23§		700,000	700,950
Hyundai Capital America
(ICE LIBOR USD 3 Month + 0.80%), 3.601%, 9/18/20 (b)(k)§		200,000	198,750

			2,692,550

Hotels, Restaurants & Leisure (0.7%)
McDonald’s Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.939%, 10/28/21 (k)		400,000	396,527
Sands China Ltd. 5.125%, 8/8/25§		700,000	691,128
Wynn Las Vegas LLC 5.500%, 3/1/25§		800,000	750,720

			1,838,375

Total Consumer Discretionary			4,530,925

Consumer Staples (2.2%)
Beverages (0.4%)
Bacardi Ltd. 4.450%, 5/15/25§		500,000	489,525
Constellation Brands, Inc. 2.650%, 11/7/22		100,000	95,717
Keurig Dr Pepper, Inc. 3.551%, 5/25/21§		100,000	99,661
4.057%, 5/25/23§		500,000	498,002

			1,182,905

Food & Staples Retailing (0.2%)
Seven & i Holdings Co. Ltd. 3.350%, 9/17/21§		500,000	500,425

Food Products (0.8%)
Campbell Soup Co. 3.650%, 3/15/23		600,000	584,785
Kraft Heinz Foods Co. 2.800%, 7/2/20		200,000	198,003
4.000%, 6/15/23		800,000	799,595
Mondelez International, Inc. 3.000%, 5/7/20		400,000	397,918

			1,980,301

See Notes to Financial Statements.

1349

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Household Products (0.1%)
Reckitt Benckiser Treasury Services plc
2.375%, 6/24/22§		$200,000	$191,817

Tobacco (0.7%)
BAT Capital Corp. 2.764%, 8/15/22		500,000	472,683
3.222%, 8/15/24		400,000	368,950
3.557%, 8/15/27		100,000	88,313
Philip Morris International, Inc. 2.375%, 8/17/22		900,000	860,585

			1,790,531

Total Consumer Staples			5,645,979

Energy (0.7%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co. LLC 2.773%, 12/15/22		300,000	286,374
Odebrecht Drilling Norbe VIII/IX Ltd. 7.350%, 12/1/26 PIK§		304,763	171,167
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/4/19 (y)§		200,000	1,500

			459,041

Oil, Gas & Consumable Fuels (0.5%)
Andeavor Logistics LP 5.500%, 10/15/19		400,000	403,360
Genesis Energy LP 6.750%, 8/1/22		200,000	196,000
MPLX LP 4.000%, 3/15/28		300,000	281,133
Petrobras Global Finance BV 6.125%, 1/17/22		200,000	204,700
Sabine Pass Liquefaction LLC 5.625%, 2/1/21 (e)		100,000	103,097

			1,188,290

Total Energy			1,647,331

Financials (31.0%)
Banks (20.8%)
Australia & New Zealand Banking Group Ltd.
(ICE LIBOR USD 3 Month + 0.46%), 3.100%, 5/17/21 (k)§		700,000	698,586
3.300%, 5/17/21		700,000	697,793
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.65%), 3.046%, 10/1/21 (k)(x)		600,000	596,053
(ICE LIBOR USD 3 Month + 1.00%), 3.487%, 4/24/23 (k)		900,000	896,379
4.125%, 1/22/24		200,000	202,518
(ICE LIBOR USD 3 Month + 0.79%), 3.541%, 3/5/24 (k)		700,000	688,214
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)		500,000	493,865
4.000%, 4/1/24		200,000	200,773
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)		200,000	186,728
Bank of Nova Scotia (The) 1.875%, 4/26/21		900,000	879,610
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 3.429%, 7/20/23 (k)§		600,000	598,970
Barclays Bank plc
5.125%, 1/8/20		100,000	101,559
10.179%, 6/12/21§		200,000	224,136
Barclays plc
3.200%, 8/10/21		800,000	778,495
(ICE LIBOR USD 3 Month + 2.11%), 4.728%, 8/10/21 (k)		1,400,000	1,412,563
(ICE LIBOR USD 3 Month + 1.63%), 4.039%, 1/10/23 (k)		900,000	881,323
BBVA Bancomer SA
7.250%, 4/22/20§		300,000	310,500
6.500%, 3/10/21§		300,000	309,000
BNP Paribas SA 3.500%, 3/1/23§		700,000	674,850
CIT Group, Inc. 6.125%, 3/9/28		100,000	99,375
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.79%), 3.204%, 1/10/20 (k)		900,000	901,437
2.750%, 4/25/22		400,000	388,831
2.700%, 10/27/22		800,000	771,523
(ICE LIBOR USD 3 Month + 0.95%), 2.876%, 7/24/23 (k)		100,000	96,755
(ICE LIBOR USD 3 Month + 1.02%), 3.761%, 6/1/24 (k)		700,000	685,538
Cooperatieve Rabobank UA 6.875%, 3/19/20 (m)	EUR	300,000	371,031
Credit Suisse Group Funding Guernsey Ltd.
3.450%, 4/16/21		$500,000	498,180
(ICE LIBOR USD 3 Month + 2.29%), 4.735%, 4/16/21 (k)		1,000,000	1,031,166
3.800%, 9/15/22		600,000	593,721
3.800%, 6/9/23		300,000	294,974
Development Bank of Japan, Inc. 2.125%, 9/1/22§		800,000	775,509
Dexia Credit Local SA 2.375%, 9/20/22§		1,400,000	1,370,542
HSBC Holdings plc
3.400%, 3/8/21		700,000	696,798
(ICE LIBOR USD 3 Month + 2.24%), 5.007%, 3/8/21 (k)		500,000	512,496
(ICE LIBOR USD 3 Month + 0.65%), 3.426%, 9/11/21 (k)		700,000	690,726
(ICE LIBOR USD 3 Month + 1.50%), 3.908%, 1/5/22 (k)		1,000,000	1,011,451
(USD ICE Swap Rate 5 Year + 3.45%), 6.250%, 3/23/23 (k)(y)		800,000	746,000

See Notes to Financial Statements.

1350

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 3 Month + 1.00%), 3.640%, 5/18/24 (k)		$500,000	$487,208
JPMorgan Chase & Co.
2.550%, 3/1/21		300,000	295,410
(ICE LIBOR USD 3 Month + 1.10%), 3.866%, 6/7/21 (k)		1,100,000	1,108,671
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)		100,000	96,777
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24 (k)		700,000	701,052
Lloyds Bank plc
3.300%, 5/7/21		700,000	693,955
(ICE LIBOR USD 3 Month + 11.76%), 12.000%, 12/16/24 (k)(y)§		1,500,000	1,740,000
7.500%, 4/2/32 (e)(m)		600,000	477,492
Lloyds Banking Group plc
(GBP Swap 5 Year + 5.06%), 7.000%, 6/27/19 (k)(m)(y)	GBP	400,000	503,946
(GBP Swap 5 Year + 5.01%), 7.625%, 6/27/23 (k)(m)(y)		200,000	261,087
Mitsubishi UFJ Financial Group, Inc.
3.455%, 3/2/23		$900,000	896,524
(ICE LIBOR USD 3 Month + 0.74%), 3.478%, 3/2/23 (k)		700,000	688,442
Mizuho Financial Group, Inc. 3.549%, 3/5/23		700,000	698,500
National Australia Bank Ltd.
2.250%, 3/16/21§		800,000	789,474
3.450%, 12/4/23§		1,200,000	1,215,713
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 3.090%, 5/17/21 (k)§		600,000	599,253
QNB Finance Ltd.
(ICE LIBOR USD 3 Month + 1.57%), 4.015%, 7/18/21 (k)(m)		800,000	803,436
Regions Bank
(ICE LIBOR USD 3 Month + 0.50%), 3.374%, 8/13/21 (k)		700,000	696,148
Royal Bank of Canada 2.300%, 3/22/21		800,000	789,632
Royal Bank of Scotland Group plc
(USD Swap Semi 5 Year + 7.60%), 8.625%, 8/15/21 (k)(y)		500,000	518,125
2.500%, 3/22/23 (m)	EUR	100,000	116,765
Santander UK Group Holdings plc 2.875%, 8/5/21		$300,000	290,602
Santander UK plc 2.375%, 3/16/20		200,000	197,404
Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 3 Month + 0.43%), 3.070%, 5/17/21 (k)§		700,000	695,053
3.250%, 5/17/21§		700,000	697,861
Societe Generale SA 4.250%, 9/14/23 (b)§		700,000	691,351
Sumitomo Mitsui Banking Corp.
(ICE LIBOR USD 3 Month + 0.31%), 2.755%, 10/18/19 (k)		900,000	898,268
2.514%, 1/17/20		800,000	792,784
Sumitomo Mitsui Financial Group, Inc. 2.934%, 3/9/21		800,000	792,386
Sumitomo Mitsui Trust Bank Ltd.
2.050%, 3/6/19§		500,000	498,980
1.950%, 9/19/19§		600,000	594,533
Svenska Handelsbanken AB 3.350%, 5/24/21		700,000	699,357
Toronto-Dominion Bank (The) 2.500%, 1/18/22§		900,000	884,803
UBS Group Funding Switzerland AG
3.000%, 4/15/21§		900,000	889,670
4.125%, 9/24/25§		200,000	199,823
4.125%, 4/15/26§		600,000	599,714
UniCredit SpA 7.830%, 12/4/23§		1,400,000	1,463,849
United Overseas Bank Ltd. 3.200%, 4/23/21§		600,000	600,191
US Bank NA 3.050%, 7/24/20		700,000	699,061
3.150%, 4/26/21		800,000	798,265
Wells Fargo & Co.
Series K (ICE LIBOR USD 3 Month + 3.77%), 6.558%, 3/15/19 (k)(y)		1,500,000	1,481,250
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.65%), 3.389%, 12/6/19 (k)		500,000	501,431
(SOFRRATE + 0.48%), 2.940%, 3/25/20 (k)		300,000	299,090
Westpac Banking Corp. 3.050%, 5/15/20		700,000	699,007

			52,510,311

Capital Markets (5.2%)
Bank of New York Mellon Corp. (The) 2.600%, 8/17/20		600,000	595,686
Blackstone CQP Holdco LP 6.500%, 3/20/21 (b)§		1,400,000	1,402,100
Cantor Fitzgerald LP 6.500%, 6/17/22§		300,000	316,976
Credit Suisse AG 6.500%, 8/8/23 (m)		200,000	208,500
Deutsche Bank AG 2.500%, 2/13/19		100,000	99,931
2.850%, 5/10/19		1,400,000	1,393,816
(ICE LIBOR USD 3 Month + 1.91%), 4.528%, 5/10/19 (k)(x)		400,000	399,848

See Notes to Financial Statements.

1351

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 3 Month + 0.97%), 3.406%, 7/13/20 (k)		$400,000	$391,158
4.250%, 10/14/21		500,000	491,926
3.300%, 11/16/22		600,000	553,073
3.950%, 2/27/23		500,000	469,377
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.20%), 3.988%, 9/15/20 (k)		300,000	301,633
(ICE LIBOR USD 3 Month + 0.78%), 3.307%, 10/31/22 (k)		1,000,000	977,895
3.200%, 2/23/23		800,000	773,311
3.500%, 1/23/25		100,000	94,142
3.750%, 5/22/25		700,000	667,994
(ICE LIBOR USD 3 Month + 1.17%), 3.786%, 5/15/26 (k)		300,000	287,374
Series D 6.000%, 6/15/20		200,000	207,094
Morgan Stanley 2.450%, 2/1/19		100,000	99,925
(ICE LIBOR USD 3 Month + 0.55%), 3.168%, 2/10/21 (k)		900,000	891,592
Nasdaq, Inc.
(ICE LIBOR USD 3 Month + 0.39%), 3.214%, 3/22/19 (k)		900,000	899,619
UBS AG
(ICE LIBOR USD 3 Month + 0.58%), 3.347%, 6/8/20 (k)§		1,200,000	1,201,192
Unigel Luxembourg SA 10.500%, 1/22/24 (m)		400,000	414,095

			13,138,257

Consumer Finance (3.6%)
Ally Financial, Inc. 4.125%, 3/30/20		100,000	98,871
American Express Co. 3.375%, 5/17/21		700,000	700,968
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.35%), 2.932%, 11/5/21 (k)		200,000	198,640
Capital One Financial Corp. 2.400%, 10/30/20		700,000	688,066
(ICE LIBOR USD 3 Month + 0.45%), 2.970%, 10/30/20 (k)		700,000	696,254
3.450%, 4/30/21		200,000	199,655
Ford Motor Credit Co. LLC 2.943%, 1/8/19		600,000	599,832
(ICE LIBOR USD 3 Month + 0.93%), 3.754%, 9/24/20 (k)		700,000	690,139
(ICE LIBOR USD 3 Month + 0.88%), 3.305%, 10/12/21 (k)		400,000	378,241
(ICE LIBOR USD 3 Month + 1.24%), 3.851%, 2/15/23 (k)		600,000	561,393
Series 1 (ICE LIBOR USD 3 Month + 0.83%), 3.606%, 3/12/19 (k)		300,000	299,758
General Motors Financial Co., Inc.
2.350%, 10/4/19		100,000	98,999
3.150%, 1/15/20		400,000	397,477
(ICE LIBOR USD 3 Month + 0.93%), 3.366%, 4/13/20 (k)		900,000	894,315
3.200%, 7/13/20		200,000	197,702
2.450%, 11/6/20		300,000	291,174
3.700%, 11/24/20		200,000	198,492
(ICE LIBOR USD 3 Month + 0.85%), 3.258%, 4/9/21 (k)		400,000	391,680
Harley-Davidson Financial Services, Inc. 3.550%, 5/21/21§		700,000	695,901
Springleaf Finance Corp. 6.125%, 5/15/22		800,000	776,000
Volkswagen Bank GmbH 0.625%, 9/8/21 (m)	EUR	100,000	113,630

			9,167,187

Diversified Financial Services (1.0%)
AIG Global Funding 3.350%, 6/25/21 (x)§		$200,000	199,258
Jefferies Finance LLC 7.500%, 4/15/21§		600,000	598,500
JPMorgan Chase Bank NA
(ICE LIBOR USD 3 Month + 0.34%), 2.848%, 4/26/21 (k)		1,200,000	1,188,958
Synchrony Bank 3.650%, 5/24/21		700,000	685,944

			2,672,660

Insurance (0.4%)
Jackson National Life Global Funding 3.300%, 6/11/21§		800,000	798,683
Society of Lloyd’s 4.750%, 10/30/24 (m)	GBP	100,000	132,764

			931,447

Total Financials			78,419,862

Health Care (1.8%)
Biotechnology (0.3%)
AbbVie, Inc.
3.375%, 11/14/21		$100,000	99,772
3.750%, 11/14/23		600,000	596,161

			695,933

Health Care Providers & Services (0.8%)
Anthem, Inc. 3.300%, 1/15/23		600,000	590,191
Centene Corp. 5.375%, 6/1/26§		500,000	488,900
CVS Health Corp. 3.500%, 7/20/22		100,000	98,933
4.300%, 3/25/28		900,000	878,954
Express Scripts Holding Co. 3.050%, 11/30/22		100,000	97,330

			2,154,308

Pharmaceuticals (0.7%)
Bayer US Finance II LLC
(ICE LIBOR USD 3 Month + 1.01%), 3.798%, 12/15/23 (k)§		300,000	286,869
GlaxoSmithKline Capital plc 3.125%, 5/14/21		500,000	501,410

See Notes to Financial Statements.

1352

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Shire Acquisitions Investments Ireland DAC 1.900%, 9/23/19		$100,000	$98,653
Teva Pharmaceutical Finance Netherlands II BV 4.500%, 3/1/25	EUR	500,000	579,500
Zoetis, Inc.
(ICE LIBOR USD 3 Month + 0.44%), 3.085%, 8/20/21 (k)(x)		$300,000	297,675

			1,764,107

Total Health Care			4,614,348

Industrials (1.5%)
Airlines (0.1%)
Delta Air Lines, Inc. 3.400%, 4/19/21		300,000	297,390

Industrial Conglomerates (0.1%)
General Electric Co.
Series D (ICE LIBOR USD 3 Month + 3.33%), 5.000%, 1/21/21 (k)(y)		400,000	308,000

Machinery (0.4%)
Platin 1426 GmbH 6.875%, 6/15/23§	EUR	500,000	548,642
Wabtec Corp.
(ICE LIBOR USD 3 Month + 1.05%), 3.838%, 9/15/21 (k)		$300,000	300,352

			848,994

Trading Companies & Distributors (0.9%)
Aircastle Ltd. 5.125%, 3/15/21		800,000	811,581
Aviation Capital Group LLC
3.875%, 5/1/23§		800,000	782,843
4.125%, 8/1/25§		700,000	678,556

			2,272,980

Total Industrials			3,727,364

Information Technology (1.3%)
Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc. 3.500%, 4/1/22		100,000	98,763

IT Services (0.3%)
United Group BV 4.375%, 7/1/22 (m)	EUR	700,000	795,737

Semiconductors & Semiconductor Equipment (0.3%)
Broadcom Corp. 3.875%, 1/15/27		$100,000	89,607
Microchip Technology, Inc. 3.922%, 6/1/21§		200,000	198,487
NXP BV 5.350%, 3/1/26§		500,000	508,500

			796,594

Software (0.2%)
Oracle Corp. 1.900%, 9/15/21		400,000	386,662

Technology Hardware, Storage & Peripherals (0.5%)
Dell International LLC 4.420%, 6/15/21§		100,000	99,731
5.450%, 6/15/23§		500,000	507,896
EMC Corp. 2.650%, 6/1/20		500,000	478,125
NetApp, Inc. 3.375%, 6/15/21		100,000	99,429

			1,185,181

Total Information Technology			3,262,937

Materials (0.5%)
Chemicals (0.2%)
Syngenta Finance NV 3.933%, 4/23/21§		500,000	491,670

Paper & Forest Products (0.3%)
Stora Enso OYJ 2.500%, 3/21/28 (m)	EUR	600,000	662,461

Total Materials			1,154,131

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Alexandria Real Estate Equities, Inc. (REIT) 4.300%, 1/15/26		$300,000	299,968
4.500%, 7/30/29		200,000	198,749
Brixmor Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 1.05%), 3.591%, 2/1/22 (k)		200,000	199,242
GLP Capital LP (REIT)
5.250%, 6/1/25		100,000	100,357
5.750%, 6/1/28		200,000	202,265
Goodman US Finance Three LLC (REIT) 3.700%, 3/15/28§		500,000	476,101
HCP, Inc. (REIT) 4.000%, 12/1/22		200,000	199,643
Highwoods Realty LP (REIT) 4.125%, 3/15/28		100,000	98,802
Hospitality Properties Trust (REIT) 4.250%, 2/15/21		300,000	301,969
4.500%, 6/15/23 (x)		200,000	199,591
4.950%, 2/15/27		500,000	490,180
Physicians Realty LP (REIT) 4.300%, 3/15/27		100,000	97,133
Public Storage (REIT) 3.094%, 9/15/27		500,000	469,905
Realty Income Corp. (REIT) 3.000%, 1/15/27		300,000	279,516
Senior Housing Properties Trust (REIT) 4.750%, 2/15/28		400,000	376,996

See Notes to Financial Statements.

1353

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Ventas Realty LP (REIT) 3.250%, 10/15/26		$200,000	$185,642
VEREIT Operating Partnership LP (REIT) 4.625%, 11/1/25		400,000	397,931
Washington Prime Group LP (REIT) 5.950%, 8/15/24 (x)		300,000	263,991

Total Real Estate			4,837,981

Utilities (2.5%)
Electric Utilities (1.6%)
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 3.114%, 5/14/21 (b)(k)§		700,000	700,835
Electricite de France SA 4.600%, 1/27/20§		100,000	101,445
Enel Finance International NV
2.875%, 5/25/22§		400,000	378,834
4.250%, 9/14/23§		700,000	681,117
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.40%), 3.107%, 8/21/20 (k)		800,000	799,823
Niagara Mohawk Power Corp. 4.278%, 12/15/28§		900,000	919,229
Southern Co. (The) 2.350%, 7/1/21		600,000	581,975

			4,163,258

Gas Utilities (0.5%)
CenterPoint Energy Resources Corp. 3.550%, 4/1/23		400,000	395,077
Dominion Energy Gas Holdings LLC
Series A (ICE LIBOR USD 3 Month + 0.60%), 3.388%, 6/15/21 (k)		800,000	798,408

			1,193,485

Multi-Utilities (0.4%)
NiSource, Inc. 2.650%, 11/17/22		200,000	192,414
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 3.238%, 3/15/21 (k)		900,000	881,664

			1,074,078

Total Utilities			6,430,821

Total Corporate Bonds			121,739,589

Foreign Government Securities (3.0%)
Autonomous Community of Catalonia 4.950%, 2/11/20	EUR	400,000	476,279
Hellenic Republic 4.750%, 4/17/19 (m)		200,000	231,263
Japan Finance Organization for Municipalities
2.625%, 4/20/22§		$900,000	883,493
3.375%, 9/27/23§		1,100,000	1,109,830
Japan International Cooperation Agency 2.750%, 4/27/27		600,000	574,256
Province of Ontario
4.400%, 6/2/19	CAD	200,000	148,033
1.650%, 9/27/19		$100,000	99,217
4.200%, 6/2/20	CAD	500,000	377,214
4.000%, 6/2/21		900,000	687,285
3.150%, 6/2/22		300,000	225,601
Province of Quebec
3.500%, 7/29/20		$100,000	101,204
4.500%, 12/1/20	CAD	100,000	76,571
2.750%, 8/25/21		$700,000	699,946
3.500%, 12/1/22	CAD	300,000	229,084
3.750%, 9/1/24		200,000	155,817
Republic of Peru 5.940%, 2/12/29§	PEN	2,100,000	634,660
State of Qatar 3.875%, 4/23/23§		$800,000	808,800

Total Foreign Government Securities			7,518,553

Mortgage-Backed Securities (47.9%)
FHLMC
4.500%, 4/1/29		48,830	50,783
6.000%, 1/1/37		92,086	102,439
4.000%, 1/1/41		90,740	93,342
4.000%, 9/1/41		64,912	66,794
3.500%, 2/1/48		282,322	282,267
3.500%, 3/1/48		569,236	569,124
3.500%, 5/1/48		289,504	289,448
3.000%, 1/15/49 TBA		3,000,000	2,925,468
3.500%, 1/15/49 TBA		4,000,000	3,997,188
4.000%, 1/15/49 TBA		3,000,000	3,057,305
FNMA
2.310%, 8/1/22		200,000	196,195
2.870%, 9/1/27		300,000	290,222
4.500%, 1/1/34		160,381	166,796
3.000%, 1/25/34 TBA		2,000,000	1,996,250
5.500%, 4/1/34		52,791	56,701
5.500%, 5/1/34		109,732	117,821
5.500%, 3/1/38		88,630	95,357
4.347%, 5/1/38 (l)		337,650	353,373
5.000%, 8/1/39		93,599	99,375
4.500%, 12/1/41		59,188	61,833
4.500%, 7/1/44		122,991	128,257
4.000%, 9/1/48		585,959	597,746
3.000%, 1/25/49 TBA		27,000,000	26,337,658
3.500%, 1/25/49 TBA		15,000,000	14,992,968
3.500%, 2/25/49 TBA		22,000,000	21,975,078
4.000%, 2/25/49 TBA		37,000,000	37,682,188
GNMA
3.000%, 7/15/45		136,968	135,465
3.000%, 8/15/45		221,885	219,449
5.000%, 2/15/49 TBA		4,000,000	4,156,719

Total Mortgage-Backed Securities			121,093,609

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Municipal Bond (0.1%)
City of Chicago Taxable General Obligation Bonds, Series 2015B 7.750%, 1/1/42		$300,000	$321,168

Total Municipal Bond			321,168

U.S. Treasury Obligations (39.0%)
U.S. Treasury Bonds
3.125%, 2/15/42		500,000	511,680
3.625%, 8/15/43#		2,100,000	2,324,000
3.000%, 8/15/48 (z)		17,700,000	17,618,875
U.S. Treasury Inflation Linked Notes
0.625%, 1/15/26 TIPS		1,170,708	1,140,270
0.750%, 7/15/28 TIPS		3,123,064	3,057,514
U.S. Treasury Notes 2.875%, 9/30/23 (z)		55,700,000	56,607,303
2.250%, 11/15/24 (v)		200,000	196,589
2.875%, 8/15/28 (z)		16,800,000	17,058,780

Total U.S. Treasury Obligations			98,515,011

Total Long-Term Debt Securities (161.8%) (Cost $405,631,457)			409,036,599

SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.2%)
Lloyds Bank Corporate Markets plc
(ICE LIBOR USD 3 Month + 0.50%), 3.32%, 9/24/20 (k)		700,000	699,995

Foreign Government Treasury Bills (4.2%)
Hellenic Republic 1.14%, 3/15/19 (p)	EUR	600,000	685,841
Japan Treasury Bills
(0.05)%, 2/4/19 (p)	JPY	450,000,000	4,105,855
(0.08)%, 2/25/19 (p)		640,000,000	5,839,910

Total Foreign Government Treasury Bills			10,631,606

Repurchase Agreements (0.7%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $184,242, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $187,927. (xx)		$184,213	184,213
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $800,129, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $816,209. (xx)		800,000	800,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $800,131, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $816,000. (xx)		800,000	800,000

Total Repurchase Agreements			1,784,213

U.S. Government Agency Security (1.8%)
FHLB 4.59%, 1/2/19 (o)(p)		4,500,000	4,498,853

Total U.S. Government Agency Security			4,498,853

Total Short-Term Investments (6.9%) (Cost $17,377,353)			17,614,667

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-BTP 02/22/2019 at EUR 156.00, American Style Notional Amount: EUR 5,000,000 Exchange Traded*		50	573
Long Gilt 02/22/2019 at GBP 150.00, American Style Notional Amount: GBP 7,000,000 Exchange Traded*		70	—
U.S. Treasury 30 Year Bond 02/22/2019 at USD 180.00, American Style Notional Amount: USD 10,000,000 Exchange Traded*		100	—
U.S. Treasury 30 Year Bond 02/22/2019 at USD 171.00, American Style Notional Amount: USD 3,000,000 Exchange Traded*		30	468

			1,041

Foreign Exchange Currency Options (0.0%)
Foreign Exchange USD/GBP 01/16/2019 at GBP 1.44, American Style Notional Amount: GBP 2,000,000 Goldman Sachs Bank USA*		2,000,000	2

			1,043

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Contracts	Value (Note 1)

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/22/2019 at EUR 151.50, American Style Notional Amount: EUR 5,000,000 Exchange Traded*	50	$573
Euro-OAT 02/22/2019 at EUR 150.00, American Style Notional Amount: EUR 5,000,000 Exchange Traded*	50	573
U.S. Treasury 5 Year Note 02/22/2019 at USD 106.50, American Style Notional Amount: USD 10,900,000 Exchange Traded*	109	—
U.S. Treasury 5 Year Note 02/22/2019 at USD 107.75, American Style Notional Amount: USD 5,000,000 Exchange Traded*	50	391
U.S. Treasury 5 Year Note 02/22/2019 at USD 107.25, American Style Notional Amount: USD 15,200,000 Exchange Traded*	152	—
U.S. Treasury 5 Year Note 02/22/2019 at USD 107.50, American Style Notional Amount: USD 1,900,000 Exchange Traded*	19	148

		1,685

Total Options Purchased (0.0%) (Cost $7,103)		2,728

Total Investments in Securities (168.7%) (Cost $423,015,913)		426,653,994
Other Assets Less Liabilities (-68.7%)		(173,820,864)

Net Assets (100%)		$252,833,130

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $69,538,750 or 27.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures and swaps contracts, with a total collateral value of $1,373,373.
(b)	Rule 144A Illiquid Security. At December 31, 2018, the market value of these securities amounted to $2,993,036 or 1.2% of net assets.
(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $7,953,614 or 3.1% of net assets.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2018.
(p)	Yield to maturity.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $73,721.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $1,740,431. This was collateralized by cash of $1,784,213 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligation
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PEN	— Peruvian Sol
PIK	— Payment-in Kind Security
SGD	— Singapore Dollar
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Eurodollar	30	3/2019	USD	7,296,750	(31)
Euro-Bund	85	3/2019	EUR	15,926,956	133,834
U.S. Treasury 5 Year Note	148	3/2019	USD	16,973,750	270,377
3 Month Euro Euribor	35	6/2019	EUR	10,054,386	1,108

					405,288

Short Contracts
Australia 10 Year Bond	(52)	3/2019	AUD	(4,859,379)	(61,956)
Euro-BTP	(117)	3/2019	EUR	(17,134,622)	(770,188)
Euro-OAT	(60)	3/2019	EUR	(10,366,746)	(13,028)
Japan 10 Year Bond	(14)	3/2019	JPY	(19,476,484)	(88,826)
Long Gilt	(112)	3/2019	GBP	(17,583,158)	(78,707)
U.S. Treasury 10 Year Note	(49)	3/2019	USD	(5,978,766)	(67,594)
U.S. Treasury Long Bond	(131)	3/2019	USD	(19,126,000)	(869,880)
3 Month Eurodollar	(117)	6/2020	USD	(28,520,213)	(57,497)
3 Month Eurodollar	(63)	9/2020	USD	(15,363,338)	(28,064)
3 Month Eurodollar	(28)	12/2020	USD	(6,827,100)	(24,202)

					(2,059,942)

					(1,654,654)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
MXN	19,875,000	USD	976,540	Bank of America	1/11/2019	33,775
MXN	68,198,187	USD	3,348,005	Barclays Bank plc	1/11/2019	118,744
JPY	30,000,000	USD	271,330	Barclays Bank plc	2/4/2019	3,095
JPY	330,000,000	USD	2,985,750	Citibank NA	2/4/2019	32,926
EUR	170,000	USD	194,656	Barclays Bank plc	2/15/2019	839
EUR	1,716,000	USD	1,955,701	Citibank NA	2/15/2019	17,648
EUR	193,000	USD	220,146	Goldman Sachs Bank USA	2/15/2019	1,798
GBP	2,312,000	USD	2,935,130	Bank of America	2/15/2019	18,127
GBP	223,000	USD	282,990	HSBC Bank plc	2/15/2019	1,861
JPY	182,400,000	USD	1,624,674	Bank of America	2/15/2019	45,169
JPY	86,600,000	USD	772,480	Barclays Bank plc	2/15/2019	20,329
JPY	62,009,000	USD	547,976	Citibank NA	2/15/2019	19,706
JPY	114,000,000	USD	1,031,904	Goldman Sachs Bank USA	2/15/2019	11,748
JPY	632,700,000	USD	5,628,503	HSBC Bank plc	2/15/2019	163,764
USD	59,982	AUD	83,000	Goldman Sachs Bank USA	2/15/2019	1,473
USD	1,978,407	CAD	2,613,000	HSBC Bank plc	2/15/2019	62,291
USD	213,908	EUR	186,000	Bank of America	2/15/2019	14
USD	1,069,199	GBP	834,000	Bank of America	2/15/2019	3,880
USD	2,599,046	GBP	2,031,000	Barclays Bank plc	2/15/2019	4,727
USD	8,417,336	GBP	6,485,000	Citibank NA	2/15/2019	133,654
SGD	2,755,000	USD	2,017,353	Citibank NA	3/20/2019	7,537
SGD	1,041,000	USD	763,292	HSBC Bank plc	3/20/2019	1,829

Total unrealized appreciation						704,934

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	1,522,466	MXN	31,418,000	Bank of America	1/11/2019	(74,619)
USD	1,537,514	MXN	31,383,869	Barclays Bank plc	1/11/2019	(57,836)
USD	498,507	MXN	10,113,000	Citibank NA	1/11/2019	(15,572)
USD	2,735,297	MXN	56,239,000	Goldman Sachs Bank USA	1/11/2019	(123,525)
USD	188,392	MXN	3,791,000	Morgan Stanley	1/11/2019	(4,318)
USD	7,276,961	JPY	810,000,000	Morgan Stanley	2/4/2019	(132,516)
GBP	509,000	USD	652,093	Barclays Bank plc	2/15/2019	(1,917)
GBP	652,000	USD	838,720	Citibank NA	2/15/2019	(5,881)
GBP	4,077,000	USD	5,238,276	HSBC Bank plc	2/15/2019	(30,478)
USD	1,663,170	EUR	1,457,000	Barclays Bank plc	2/15/2019	(12,337)
USD	5,602,617	EUR	4,912,000	Citibank NA	2/15/2019	(46,038)
USD	124,271	EUR	109,000	Goldman Sachs Bank USA	2/15/2019	(1,076)
USD	768,588	EUR	670,000	HSBC Bank plc	2/15/2019	(1,892)
USD	1,918,721	GBP	1,511,000	Bank of America	2/15/2019	(11,371)
USD	310,187	GBP	245,000	Barclays Bank plc	2/15/2019	(2,767)
USD	801,632	GBP	637,000	Goldman Sachs Bank USA	2/15/2019	(12,046)
USD	6,178,892	JPY	686,700,000	Bank of America	2/15/2019	(107,737)
USD	2,767,069	JPY	309,700,000	Citibank NA	2/15/2019	(68,185)
USD	4,213,547	JPY	474,000,000	Goldman Sachs Bank USA	2/15/2019	(125,847)
USD	3,784,290	JPY	426,100,000	HSBC Bank plc	2/15/2019	(116,586)
USD	5,692,910	JPY	640,000,000	Citibank NA	2/25/2019	(170,455)
USD	208,755	SGD	286,000	Barclays Bank plc	3/20/2019	(1,451)
USD	1,077,622	SGD	1,474,000	Goldman Sachs Bank USA	3/20/2019	(5,749)
USD	994,456	SGD	1,362,305	HSBC Bank plc	3/20/2019	(6,821)

Total unrealized depreciation						(1,137,020)

Net unrealized depreciation						(432,086)

Written Put Options Contracts as of December 31, 2018 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
CDX North America Investment Grade 31-V1	Bank of America	2,100,000	USD	(2,100,000)	USD	0.01	2/20/2019	(4,491)
CDX North America Investment Grade 31-V1	Bank of America	1,000,000	USD	(1,000,000)	USD	0.01	2/20/2019	(1,346)
CDX North America Investment Grade 31-V1	Barclays Bank plc	900,000	USD	(900,000)	USD	0.01	2/20/2019	(1,521)
CDX North America Investment Grade 31-V1	Citibank NA	400,000	USD	(400,000)	USD	0.01	2/20/2019	(538)
CDX North America Investment Grade 31-V1	Goldman Sachs Bank USA	1,900,000	USD	(1,900,000)	USD	0.02	9/18/2019	(3,635)

								(11,531)

Total Written Options Contracts (Premiums Received ($10,517))								(11,531)

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 2018 (Note 1):

Reference Obligation/Index	Financing Rate Paid / (Received) by the Fund (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)	Notional Amount	Upfront Payments (Receipts) ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
General Electric Company	1.00	Quarterly	12/20/2023	2.04	USD 700,000	(31,401)	(203)	(31,604)

						(31,401)	(203)	(31,604)

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$36,367,563	$—	$36,367,563
Collateralized Mortgage Obligations	—	17,037,115	—	17,037,115
Commercial Mortgage-Backed Securities	—	6,443,991	—	6,443,991
Corporate Bonds
Communication Services	—	7,467,910	—	7,467,910
Consumer Discretionary	—	4,530,925	—	4,530,925
Consumer Staples	—	5,645,979	—	5,645,979
Energy	—	1,647,331	—	1,647,331
Financials	—	78,419,862	—	78,419,862
Health Care	—	4,614,348	—	4,614,348
Industrials	—	3,727,364	—	3,727,364
Information Technology	—	3,262,937	—	3,262,937
Materials	—	1,154,131	—	1,154,131
Real Estate	—	4,837,981	—	4,837,981
Utilities	—	6,430,821	—	6,430,821
Foreign Government Securities	—	7,518,553	—	7,518,553
Forward Currency Contracts	—	704,934	—	704,934
Futures	405,319	—	—	405,319
Mortgage-Backed Securities	—	121,093,609	—	121,093,609
Municipal Bond	—	321,168	—	321,168
Options Purchased
Call Options Purchased	1,043	—	—	1,043
Put Options Purchased	1,685	—	—	1,685
Short-Term Investments
Certificate of Deposit	—	699,995	—	699,995
Foreign Government Treasury Bills	—	10,631,606	—	10,631,606
Repurchase Agreements	—	1,784,213	—	1,784,213
U.S. Government Agency Security	—	4,498,853	—	4,498,853
U.S. Treasury Obligations	—	98,515,011	—	98,515,011

Total Assets	$408,047	$427,356,200	$—	$427,764,247

Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(203)	$—	$(203)
Forward Currency Contracts	—	(1,137,020)	—	(1,137,020)
Futures	(2,059,973)	—	—	(2,059,973)
Options Written
Put Options Written	—	(11,531)	—	(11,531)

Total Liabilities	$(2,059,973)	$(1,148,754)	$—	$(3,208,727)

Total	$(1,651,926)	$426,207,446	$—	$424,555,520

See Notes to Financial Statements.

1359

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$408,047 *
Foreign exchange contracts	Receivables	704,934

Total		$1,112,981

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(2,071,504)*
Foreign exchange contracts	Payables	(1,137,020)
Credit contracts	Payables	(203)

Total		$(3,208,727)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$6,482	$(544,036)	$—	$—	$(537,554)
Foreign exchange contracts	26,701	—	243,856	—	270,557
Credit contracts	—	—	—	839	839

Total	$33,183	$(544,036)	$243,856	$839	$(266,158)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(4,125)	$(1,654,654)	$—	$—	$(1,658,779)
Foreign exchange contracts	(250)	—	(432,086)	—	(432,336)
Credit contracts	(1,014)	—	—	(203)	(1,217)

Total	$(5,389)	$(1,654,654)	$(432,086)	$(203)	$(2,092,332)

^ This Portfolio held forward foreign currency contracts, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $71,165,000, futures contracts with an average notional balance of approximately $130,483,000, swap contracts with an average notional balance of approximately $700,000 for one month, and option contracts with an average notional balance of approximately $21,000 during the period ended December 31, 2018.

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$199,564	$(100,965)	$(73,271)	$25,328
Barclays Bank plc	77,829	(77,829)	—	—
Citibank NA	306,669	(211,471)	—	95,198
Goldman Sachs Bank USA	271,878	(15,021)	—	256,857
HSBC Bank plc	155,777	(155,777)	—	—
Morgan Stanley	136,834	—	—	136,834

Total	$1,148,551	$(561,063)	$(73,271)	$514,217

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$100,965	$(100,965)	$—	$—
Barclays Bank plc	147,734	(77,829)	—	69,905
Citibank NA	211,471	(211,471)	—	—
Goldman Sachs Bank USA	15,019	(15,019)	—	—
HSBC Bank plc	229,745	(155,777)	—	73,968

Total	$704,934	$(561,061)	$—	$143,873

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Morgan Stanley & Co. LLC	2.53%	11/13/2018	1/14/2019	$(298,500)	$(298,339)
Morgan Stanley & Co. LLC	2.60	12/11/2018	1/14/2019	(17,312,813)	(17,306,867)
Morgan Stanley & Co. LLC	2.83	12/11/2018	1/2/2019	(16,821,000)	(16,821,464)
Morgan Stanley & Co. LLC	3.08	12/17/2018	1/2/2019	(23,978,500)	(23,981,266)

					$(58,407,936)

(1)	The average amount of borrowings while outstanding for 70 days during the period ended December 31, 2018, was approximately $62,414,000 at a weighted average interest rate of 2.37%.
(2)	Payable for sale-buyback transactions includes $(2,877) of deferred price drop on sale-buyback transactions.

	December 31, 2018
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$17,306,867	$—	$—	$17,306,867
U.S. Treasury Notes	—	41,101,069	—	—	41,101,069

Total Borrowings	$—	$58,407,936	$—	$—	$58,407,936

Gross amount of recognized liabilities for sale-buybacks					$58,407,936

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Morgan Stanley & Co. LLC	$(58,407,936)	$59,170,223	$(430,000)	$332,287

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$486,440,675
Long-term U.S. government debt securities	146,971,398

$633,412,073

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$373,651,394
Long-term U.S. government debt securities	55,045,266

$428,696,660

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,774,514
Aggregate gross unrealized depreciation	(4,490,539)

Net unrealized appreciation	$3,283,975

Federal income tax cost of investments in securities and derivative instruments, if applicable	$421,240,144

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $421,231,700)	$424,869,781
Repurchase Agreements (Cost $1,784,213)	1,784,213
Cash	569,322
Cash held as collateral at broker for futures	572,000
Receivable for forward settling transactions	63,442,383
Receivable for securities sold	7,200,752
Dividends, interest and other receivables	1,515,611
Unrealized appreciation on forward foreign currency contracts	704,934
Receivable for Portfolio shares sold	222,586
Deferred offering cost	39,807
Variation Margin on Centrally Cleared Swaps	21,976
Securities lending income receivable	790
Other assets	307

Total assets	500,944,462

LIABILITIES
Foreign currency overdraft payable	2,554,552
Payable for forward settling transactions	178,766,465
Payable for sale-buyback financing transactions	58,407,936
Payable for securities purchased	3,052,805
Payable for return of collateral on securities loaned	1,784,213
Payable for return of cash collateral on forward settling transactions	1,556,000
Unrealized depreciation on forward foreign currency contracts	1,137,020
Payable for Portfolio shares redeemed	509,239
Due to broker for futures variation margin	142,423
Distribution fees payable – Class IB	53,263
Investment management fees payable	39,300
Administrative fees payable	20,488
Options written, at value (Premiums received $10,517)	11,531
Accrued expenses	76,097

Total liabilities	248,111,332

NET ASSETS	$252,833,130

Net assets were comprised of:
Paid in capital	$251,152,568
Total distributable earnings (loss)	1,680,562

Net assets	$252,833,130

Class IB
Net asset value, offering and redemption price per share, $252,833,130 / 23,910,252 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.57

(x)	Includes value of securities on loan of $1,740,431.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Interest	$1,978,422
Dividends	391
Securities lending (net)	1,314

Total income	1,980,127

EXPENSES
Interest expense	309,843
Investment management fees	243,189
Distribution fees – Class IB	121,595
Professional fees	49,381
Administrative fees	46,481
Printing and mailing expenses	20,273
Custodian fees	16,000
Offering costs	9,614
Trustees’ fees	1,175
Miscellaneous	598

Gross expenses	818,149
Less: Waiver from investment manager	(143,559)

Net expenses	674,590

NET INVESTMENT INCOME (LOSS)	1,305,537

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,523,120
Futures contracts	(544,036)
Forward foreign currency contracts	243,856
Foreign currency transactions	20,029
Swaps	839
Options written	33,183

Net realized gain (loss)	1,276,991

Change in unrealized appreciation (depreciation) on:
Investments in securities	3,638,081
Futures contracts	(1,654,654)
Forward foreign currency contracts	(432,086)
Foreign currency translations	4,072
Options written	(1,014)
Swaps	(203)

Net change in unrealized appreciation (depreciation)	1,554,196

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,831,187

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,136,724

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,305,537
Net realized gain (loss)	1,276,991
Net change in unrealized appreciation (depreciation)	1,554,196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,136,724

Distributions to shareholders:
Class IB	(2,587,370)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,678,496 shares]	17,654,802
Capital shares sold in-kind (Note 8) [ 22,713,138 shares]	238,715,079
Capital shares issued in reinvestment of dividends and distributions [ 246,900 shares]	2,587,370
Capital shares repurchased [ (728,282) shares]	(7,673,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	251,283,776

TOTAL INCREASE (DECREASE) IN NET ASSETS	252,833,130
NET ASSETS:
Beginning of period	—

End of period	$252,833,130

* Commencement of Operations.

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Period October 22, 2018* to December 31, 2018

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$4,136,724
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(655,922,893)
Increase in payable for forward settling transactions	178,766,465
Proceeds from disposition of investments in securities	468,964,643
Increase in receivable for forward settling transactions	(63,442,383)
Increase in premiums received on options written	10,517
Change in unrealized (appreciation)/depreciation on investments in securities	(3,638,081)
Net realized (gain)/ loss on investments in securities	(1,523,120)
Net amortization (accretion) of income	(29,005)
Increase in payable for return of collateral on securities loaned	1,784,213
Increase in payable for return of cash collateral on forward settling transactions	1,556,000
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	432,086
Increase in due to broker for futures variation margin	142,423
Increase in accrued expenses	76,097
Increase in distribution fees payable – Class IB	53,263
Increase in investment management fees payable	39,300
Increase in administrative fees payable	20,488
Change in unrealized (appreciation)/depreciation on options written	1,014
Increase in other assets	(307)
Increase in security lending income receivable	(790)
Increase in variation margin on centrally cleared swap	(21,976)
Increase in deferred offering cost	(39,807)
Increase in dividends, interest and other receivables	(1,515,611)

Net cash provided (used) by operating activities	(70,150,740)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	17,432,216
Payment for shares redeemed	(7,164,236)
Increase in foreign currency overdraft payable	2,554,552
Proceeds from sale-buyback transactions	1,231,678,531
Payments on sale-buyback transactions	(1,231,616,937)
Increase in payable for sale-buyback financing transactions	58,407,936

Net cash provided (used) by financing activities	71,292,062

Net increase/(decrease) in cash	1,141,322

Cash, foreign currency and restricted cash:
Beginning of period	—

End of period	$1,141,322

*	The Portfolio commenced operations on October 22, 2018.

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STATEMENT OF CASH FLOWS

For the Period October 22, 2018* to December 31, 2018

Supplemental disclosure of cash flow information:

For the period ended December 31, 2018, the Portfolio paid $309,843 in interest expense and had reinvestments of dividends and distributions in the amount of $2,587,370.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

Period Ended December 31, 2018
Cash	$569,322
Cash held as collateral at broker for futures	572,000

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$1,141,322

Noncash financing activities not included herein consist of the issuance of shares of the Portfolio in exchange for $238,715,079 of securities in-kind, as further described in Note 8.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$10.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05
Net realized and unrealized gain (loss)	0.12

Total from investment operations	0.17

Less distributions:
Dividends from net investment income	(0.07)
Distributions from net realized gains	(0.04)

Total dividends and distributions	(0.11)

Net asset value, end of period	$10.57

Total return (b)	1.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$252,833
Ratio of expenses to average net assets:
After waivers (a)(f)	1.39	%**(j)
Before waivers (a)(f)	1.60	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.68	%(l)
Before waivers (a)(f)	2.47	%(l)
Portfolio turnover rate^	122	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.64%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.39% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.88%	0.87%	1.51%
Portfolio – Class IB Shares	0.98	0.89	1.45
Portfolio – Class K Shares*	1.14	1.13	1.03
ICE BofAML 3-Month U.S. Treasury Bill Index	1.87	0.63	0.37

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.98% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 1.87% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Holdings of securitized debt, such as asset-backed security (ABS), commercial mortgage-backed securities (CMBS), and non-Agency mortgage-backed securities (MBS) added to Portfolio performance.

What hurt performance during the year:

•	Exposure to investment grade credit was detrimental to performance.

•	Exposure to Treasury Inflation-Protected Securities (TIPS) detracted.

How derivatives contributed/detracted from performance during the year:

•	Interest rate strategies, which were partially facilitated through the use of futures and options, were about neutral for performance over the year.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

PIMCO strategies emphasize diverse sources of potential return, beyond traditional interest rate duration.

•

Interest rate risk: We remain cautious with our U.S. duration positioning as rates have been recalibrating higher, and emphasize floating-rate securities to generate attractive yield while reducing volatility potential as interest rates rise.

•

Curve positioning: As the Federal Reserve continues its hiking cycle, we remain defensive and minimize overall interest rate risk in the portfolio. At year end, we were positioned for a steeper yield curve in the U.S. as the possibility of rising inflation expectations and budgetary pressure could cause the yield curve to steepen

•

Sector strategies: We focus on high-quality spread sectors and favor areas outside of U.S. Treasuries that offer more compelling return with limited volatility profiles. We find attractive opportunities in high quality sectors that benefit from stable U.S. growth, a healthy consumer, and a resilient housing sector.

PIMCO expects world gross domestic product (GDP) growth to slow somewhat but remain above-trend at 2.75%-3.25% in 2019. With tighter global financial conditions, increased political and economic uncertainties, and U.S. fiscal stimulus starting to fade in 2019, we think the economic divergence of 2018 — the U.S. accelerating and other regions slowing — will give way to a more synchronized deceleration, with the U.S., the eurozone and China all seeing lower growth than this year. We expect inflation globally to fall to 1.75%-2.25% from about 2.3% in 2018 due to the recent plunge in oil prices and continued below-target inflation in the U.S., Europe and Japan.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	(0.61)
Weighted Average Coupon (%)	3.10
Weighted Average Modified Duration (Years)*	0.04
Weighted Average Rating**	A	+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	25.6%
Asset-Backed Securities	15.1
Collateralized Mortgage Obligations	9.8
Consumer Discretionary	8.6
Mortgage-Backed Securities	7.0
Industrials	5.2
Commercial Mortgage-Backed Securities	5.0
Utilities	4.9
U.S. Treasury Obligations	4.6
Communication Services	3.9
Information Technology	3.4
Consumer Staples	3.0
Health Care	2.7
Real Estate	2.6
Municipal Bonds	2.1
U.S. Government Agency Securities	2.0
Energy	1.7
Materials	1.2
Repurchase Agreements	0.7
Options Purchased	0.0 #
Cash and Other	(9.1)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$1,001.80	$4.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.42
Class IB
Actual	1,000.00	1,001.80	4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.83	4.42
Class K
Actual	1,000.00	1,003.30	3.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.09	3.15

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (15.1%)
Ally Master Owner Trust,
Series 2018-3 A 2.775%, 7/15/22 (l)	$4,000,000	$3,995,143
American Airlines Pass-Through Trust,
Series 2017-1 B 4.950%, 2/15/25	3,510,000	3,489,642
Arkansas Student Loan Authority,
Series 2010-1 A 3.589%, 11/25/43 (l)	955,610	959,242
BMW Vehicle Owner Trust,
Series 2018-A A2A 2.090%, 11/25/20	2,103,364	2,096,722
CarMax Auto Owner Trust,
Series 2018-2 A2 2.730%, 8/16/21	2,878,030	2,872,858
Chase Issuance Trust,
Series 2016-A1 A 2.865%, 5/15/21 (l)	3,000,000	3,002,402
Chesapeake Funding II LLC,
Series 2018-2A A2 2.825%, 8/15/30 (l)§	5,000,000	4,986,621
Citibank Credit Card Issuance Trust,
Series 2017-A5 A5 3.124%, 4/22/26 (l)	3,000,000	3,015,311
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 2.586%, 1/25/37 (l)	48,748	35,444
CSMC Trust,
Series 2017-1 4.500%, 3/25/21 (l)	1,587,771	1,585,739
Daimler Trucks Retail Trust,
Series 2018-1 A2 2.600%, 5/15/20§	2,786,152	2,783,337
Dell Equipment Finance Trust,
Series 2018-2 A2 3.160%, 2/22/21§	3,000,000	3,004,014
Discover Card Execution Note Trust,
Series 2017-A1 A1 2.945%, 7/15/24 (l)	6,500,000	6,513,400
Drug Royalty II LP 2,
Series 2014-1 A1 5.286%, 7/15/23 (l)§	339,389	341,562
Edsouth Indenture No. 3 LLC,
Series 2012-2 A 3.236%, 4/25/39 (l)§	901,416	895,310
Federal Express Corp. Pass-Through Trust,
Series 1998 6.720%, 1/15/22	2,555,537	2,672,977
Ford Credit Auto Lease Trust,
Series 2018-A A2A 2.710%, 12/15/20	3,944,888	3,938,075
Series 2018-B A2A 2.930%, 4/15/21	5,000,000	4,994,922
Ford Credit Floorplan Master Owner Trust A,
Series 2018-3 A2 2.855%, 10/15/23 (l)	7,000,000	6,999,991
GM Financial Automobile Leasing Trust,
Series 2018-3 A2A 2.890%, 9/21/20	3,000,000	2,997,030
GM Financial Consumer Automobile Receivables Trust,
Series 2018-2 A2A 2.550%, 5/17/21	2,700,920	2,694,062
GMF Floorplan Owner Revolving Trust,
Series 2018-3 A 2.775%, 9/15/22 (l)§	10,700,000	10,699,987
GSAA Trust,
Series 2007-6 A4 2.806%, 5/25/47 (l)	169,860	138,240
Hertz Fleet Lease Funding LP,
Series 2018-1 A2 3.230%, 5/10/32§	2,000,000	2,003,910
Hyundai Auto Lease Securitization Trust,
Series 2017-C A2A 1.890%, 3/16/20§	3,158,675	3,149,155
Series 2018-A A2A 2.550%, 8/17/20§	1,814,631	1,810,573
Marlette Funding Trust,
Series 2018-2A A 3.060%, 7/17/28§	1,258,970	1,258,016
Massachusetts Educational Financing Authority,
Series 2008-1 A1 3.440%, 4/25/38 (l)	162,324	162,813
MMAF Equipment Finance LLC,
Series 2018-A A2 2.920%, 7/12/21§	2,976,143	2,974,834
Navient Private Education Loan Trust,
Series 2014-CTA A 3.155%, 9/16/24 (l)§	857,616	857,599
Series 2015-AA A2A 2.650%, 12/15/28§	673,781	662,243
Series 2017-A A1 2.855%, 12/16/58 (l)§	2,094,261	2,095,456
Navient Private Education Refi Loan Trust,
Series 2018-CA A1 3.010%, 6/16/42§	4,397,236	4,376,452
Navient Student Loan Trust,
Series 2016-7A A 3.656%, 3/25/66 (l)§	1,881,969	1,888,469
Series 2017-5A A 3.306%, 7/26/66 (l)§	4,095,579	4,102,500
Series 2018-4A A1 2.756%, 6/27/67 (b)(l)§	4,612,731	4,613,397
NCUA Guaranteed Notes Trust,
Series 2010-A1 A 2.737%, 12/7/20 (l)	548,755	549,248
Nelnet Student Loan Trust,
Series 2005-3 A5 2.944%, 12/24/35 (l)	4,122,859	4,088,446
Series 2013-5A A 3.136%, 1/25/37 (l)§	1,735,840	1,732,718
Series 2016-1A A 3.306%, 9/25/65 (l)§	8,901,540	8,984,790
Northstar Education Finance, Inc.,
Series 2012-1 A 3.206%, 12/26/31(l)§	1,097,817	1,097,259
Northwest Airlines Pass-Through Trust,
Series 2002-1 G-2 6.264%, 11/20/21	285,160	289,352

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 3.526%, 10/1/35 (l)	$531,780	$535,487
PHEAA Student Loan Trust,
Series 2016-2A A 3.456%, 11/25/65 (l)§	3,198,049	3,213,991
SBA Tower Trust (REIT), 2.898%, 10/15/19§	2,600,000	2,584,674
SLC Student Loan Trust,
Series 2005-1 A3 2.714%, 2/15/25 (l)	3,247,214	3,245,808
Series 2005-2 A3 2.898%, 3/15/27 (l)	1,098,375	1,097,730
Series 2005-3 A3 2.908%, 6/15/29 (l)	2,981,945	2,972,190
Series 2006-1 A5 2.898%, 3/15/27 (l)	3,102,432	3,088,080
Series 2006-2 A5 2.888%, 9/15/26 (l)	5,592,338	5,583,440
SLM Student Loan Trust,
Series 2005-3 A5 2.577%, 10/25/24 (l)	2,761,212	2,758,701
Series 2005-7 A4 2.637%, 10/25/29 (l)	2,593,720	2,580,848
Series 2005-8 A4 3.040%, 1/25/28 (l)	2,455,918	2,458,423
Series 2008-9 A 3.987%, 4/25/23 (l)	4,237,005	4,280,451
Series 2010-1 A 2.906%, 3/25/25 (l)	3,126,939	3,081,795
Series 2012-3 A 3.156%, 12/27/38 (l)	7,573,188	7,563,685
SMB Private Education Loan Trust,
Series 2015-A A2B 3.455%, 6/15/27 (l)§	7,534,961	7,564,530
Series 2015-B A2B 3.655%, 7/15/27 (b)(l)§	2,660,527	2,676,759
Series 2016-C A2A 2.340%, 9/15/34§	6,741,048	6,544,691
Series 2018-A A1 2.805%, 3/16/26 (l)§	6,503,255	6,489,630
SoFi Consumer Loan Program Trust,
Series 2018-1 A1 2.550%, 2/25/27§	1,280,808	1,273,771
Series 2018-2 A1 2.930%, 4/26/27§	1,704,065	1,700,970
SoFi Professional Loan Program LLC,
Series 2015-D A2 2.720%, 10/27/36§	276,902	272,321
Series 2016-E A1 3.356%, 7/25/39 (l)§	307,242	307,613
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§	1,523,708	1,517,216
Series 2018-C A1FX 3.080%, 1/25/48§	4,533,485	4,526,016
United States Small Business Administration,
Series 2003-20I 1 5.130%, 9/1/23	1,267	1,303
Series 2004-20C 1 4.340%, 3/1/24	14,132	14,288
Series 2005-20B 1 4.625%, 2/1/25	17,645	17,996
Series 2008-20G 1 5.870%, 7/1/28	1,443,308	1,533,654
Series 2008-20H 1 6.020%, 8/1/28	1,266,765	1,362,024
World Omni Auto Receivables Trust,
Series 2015-B A4 1.840%, 1/17/22	1,500,000	1,491,155
Series 2018-B A2 2.570%, 7/15/21	2,773,738	2,767,567

Total Asset-Backed Securities		206,516,068

Collateralized Mortgage Obligations (9.8%)
Alternative Loan Trust,
Series 2005-61 2A1 2.786%, 12/25/35 (l)	8,420	8,079
Series 2005-62 2A1 3.157%, 12/25/35 (l)	54,617	47,821
Series 2006-OA22 A1 2.666%, 2/25/47 (l)	222,519	210,859
Series 2007-OA7 A1A 2.686%, 5/25/47 (l)	49,693	47,922
American Home Mortgage Assets Trust,
Series 2006-1 2A1 2.696%, 5/25/46 (l)	2,849,590	2,599,402
BCAP LLC Trust,
Series 2006-AA2 A1 2.676%, 1/25/37 (l)	273,536	255,009
Bear Stearns ALT-A Trust,
Series 2005-4 1A1 2.946%, 4/25/35 (l)	413,165	409,225
Series 2005-7 22A1 4.209%, 9/25/35 (l)	603,811	497,054
Bear Stearns ARM Trust,
Series 2002-11 1A2 4.035%, 2/25/33 (l)	1,964	1,807
Series 2003-3 3A2 4.186%, 5/25/33 (l)	17,728	17,985
Series 2003-8 2A1 4.835%, 1/25/34 (l)	1,473	1,503
Series 2003-8 4A1 4.689%, 1/25/34 (l)	6,710	6,757
Series 2004-10 15A1 4.680%, 1/25/35 (l)	31,993	33,237
Series 2004-10 21A1 4.526%, 1/25/35 (l)	456,225	457,609
Series 2007-3 1A1 3.961%, 5/25/47 (l)	1,657,518	1,523,048
CHL Mortgage Pass-Through Trust,
Series 2002-30 M 4.696%, 10/19/32 (l)	1,592	1,535
Series 2003-HYB3 7A1 4.528%, 11/19/33 (l)	4,063	4,094
Series 2004-12 11A1 3.911%, 8/25/34 (l)	93,105	87,232
Series 2005-25 A11 5.500%, 11/25/35	152,799	132,074
Series 2005-3 1A2 3.086%, 4/25/35 (l)	91,946	87,136

See Notes to Financial Statements.

1371

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Citigroup Mortgage Loan Trust,
Series 2005-11 A1A 4.490%, 5/25/35 (l)	$5,902	$5,918
Series 2005-11 A2A 4.820%, 10/25/35 (l)	99,786	100,780
Series 2005-12 2A1 3.115%, 8/25/35(l)§	284,858	265,360
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6 A1 4.680%, 9/25/35 (l)	7,936	8,023
Series 2005-6 A2 4.240%, 9/25/35 (l)	34,206	34,552
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-P1A A 2.885%, 3/25/32 (l)§	514	487
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3 3A1 5.000%, 10/25/18	14,059	14,012
Series 2005-AR2 7A1 3.738%, 10/25/35 (l)	39,591	34,008
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 2.606%, 10/25/36 (l)	952	727
FHLMC,
Series 2142 Z 6.500%, 4/15/29	3,707	3,985
Series 2411 FJ 2.805%, 12/15/29 (l)	743	744
Series 3017 CF 2.755%, 8/15/25 (l)	383,026	382,975
Series 3222 FN 2.855%, 9/15/36 (l)	17,689	17,673
Series 3241 FM 2.835%, 11/15/36 (l)	10,090	10,147
Series 3245 NF 2.935%, 11/15/36 (l)	386,277	387,868
Series 328 F4 2.649%, 2/15/38 STRIPS (l)	1,983,773	1,987,584
Series 343 F4 2.649%, 10/15/37 STRIPS (l)	2,170,653	2,179,677
Series 3807 FM 2.955%, 2/15/41 (l)	413,781	417,363
Series 3850 FC 2.875%, 4/15/41 (l)	307,908	307,641
Series 3898 TF 2.955%, 7/15/39 (l)	39,226	39,637
Series 3927 FH 2.905%, 9/15/41 (l)	506,973	508,795
Series 4283 JF 2.855%, 12/15/43 (l)	3,560,216	3,568,285
Series 4367 GF 2.649%, 3/15/37 (l)	4,446,448	4,427,633
Series 4615 AF 2.649%, 10/15/38 (l)	1,517,430	1,515,241
Series 4678 AF 2.699%, 12/15/42 (l)	7,051,207	7,047,782
Series 4779 WF 2.649%, 7/15/44 (l)	7,673,268	7,646,838
Series T-57 1A1 6.500%, 7/25/43	3,389	3,853
Series T-62 1A1 3.357%, 10/25/44 (l)	262,814	264,353
Series T-63 1A1 3.156%, 2/25/45 (l)	338,066	335,978
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 4.290%, 6/25/34 (l)	41,728	41,212
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 4.261%, 8/25/35 (l)	51,089	41,905
FNMA,
Series 2003-W8 3F2 2.856%, 5/25/42 (l)	16,335	16,419
Series 2005-38 F 2.806%, 5/25/35 (l)	31,109	31,063
Series 2006-118 A2 2.375%, 12/25/36 (l)	142,324	140,682
Series 2006-5 3A2 4.120%, 5/25/35 (l)	62,329	65,337
Series 2007-109 GF 3.186%, 12/25/37 (l)	868,925	883,366
Series 2007-84 FN 3.006%, 8/25/37 (l)	365,611	368,024
Series 2010-74 AF 3.046%, 7/25/37 (l)	281,287	283,506
Series 2011-86 KF 3.056%, 9/25/41 (l)	1,203,652	1,216,425
Series 2012-65 FA 2.956%, 6/25/42 (l)	438,533	440,047
Series 2014-42 FA 2.699%, 7/25/44 (l)	1,657,007	1,654,123
Series 2014-84 BF 2.649%, 12/25/44 (l)	3,657,054	3,656,571
Series 2015-64 KF 2.649%, 9/25/45 (l)	7,014,831	7,014,419
Series 2016-11 AF 2.799%, 3/25/46 (l)	5,544,885	5,539,232
Series 2016-40 PF 2.749%, 7/25/46 (l)	4,607,545	4,585,943
Series 2016-84 DF 2.719%, 11/25/46 (l)	1,552,380	1,554,608
Series 2016-97 CF 2.719%, 12/25/56 (l)	3,066,650	3,061,524
Series 2017-108 AF 2.806%, 1/25/48 (l)	2,472,641	2,469,828
GNMA,
Series 2010-112 BG 2.000%, 3/16/35	531,564	529,932
Series 2011-156 FJ 2.870%, 4/20/40 (l)	696,569	701,879
Series 2011-94 AB 2.000%, 1/20/39	116,352	116,141
Series 2012-H08 FC 2.884%, 4/20/62 (l)	2,524,573	2,534,082
Series 2012-H11 FA 3.014%, 2/20/62 (l)	6,528,228	6,573,883
Series 2012-H12 FA 2.864%, 4/20/62 (l)	3,212,957	3,223,427
Series 2012-H12 FB 3.364%, 2/20/62 (l)	3,157,075	3,202,163

See Notes to Financial Statements.

1372

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Series 2013-H13 FT 3.110%, 5/20/63 (l)	$1,398,116	$1,400,821
Series 2015-H04 FA 2.964%, 12/20/64 (l)	1,918,449	1,930,247
Series 2015-H32 FA 3.064%, 12/20/65 (l)	4,018,939	4,062,715
Series 2016-180 WF 2.809%, 9/20/45 (l)	787,852	790,918
Series 2016-H14 FA 3.114%, 6/20/66 (l)	3,586,458	3,632,675
Series 2016-H17 FK 3.164%, 7/20/66 (l)	901,874	915,722
Series 2016-H20 PT 5.137%, 9/20/66 (l)	3,663,504	4,068,325
Series 2017-H07 FG 2.774%, 2/20/67 (l)	11,483,716	11,501,524
Series 2017-H12 FE 2.514%, 6/20/66 (l)	2,914,464	2,910,641
Series 2018-H18 FC 2.664%, 8/20/65 (l)	5,001,930	4,983,167
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 3.046%, 11/25/45 (l)	16,760	14,574
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 4.300%, 9/25/35 (l)	26,884	27,324
HarborView Mortgage Loan Trust,
Series 2005-2 2A1A 2.910%, 5/19/35 (l)	11,407	10,998
Series 2006-1 2A1A 2.710%, 3/19/36 (l)	88,395	80,801
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR11 2A 4.261%, 12/25/34 (l)	44,247	44,111
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 4.438%, 11/21/34 (l)	26,524	27,150
MASTR Alternative Loan Trust,
Series 2003-5 6A1 6.000%, 8/25/33	511,377	517,484
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 3.155%, 11/15/31 (l)	15,246	15,181
Merrill Lynch Mortgage Investors Trust,
Series 2005-3 4A 2.756%, 11/25/35 (l)	9,867	9,529
Series 2005-3 5A 2.756%, 11/25/35 (l)	37,246	34,775
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 2.895%, 12/15/30 (l)	5,289	5,097
NCUA Guaranteed Notes Trust,
Series 2010-R3 2A 2.940%, 12/8/20 (l)	4,241,177	4,259,942
RALI Trust,
Series 2005-QO1 A1 2.806%, 8/25/35 (l)	18,106	15,959
RBSSP Resecuritization Trust,
Series 2009-12 16A1 4.396%, 10/25/35 (l)§	1,127,530	1,132,215
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 2.846%, 6/25/35 (l)§	19,613	18,859
Securitized Asset Sales, Inc.,
Series 1993-6 A5 4.611%, 11/26/23 (l)	551	488
Sequoia Mortgage Trust,
Series 10 2A1 3.230%, 10/20/27 (l)	1,555	1,482
Series 2003-4 2A1 2.820%, 7/20/33 (l)	675,718	647,053
Series 2005-2 A2 2.764%, 3/20/35 (l)	724,064	675,000
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 4.232%, 2/25/34 (l)	31,534	31,521
Series 2004-19 2A1 3.557%, 1/25/35 (l)	14,982	14,058
Series 2005-17 3A1 4.210%, 8/25/35 (l)	58,647	58,279
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 3.130%, 10/19/34 (l)	27,265	26,782
Series 2005-AR5 A1 2.720%, 7/19/35 (l)	55,030	53,394
Series 2005-AR5 A2 2.720%, 7/19/35 (l)	62,122	61,225
Series 2006-AR4 2A1 2.696%, 6/25/36 (l)	20,467	20,166
Series 2006-AR5 1A1 2.716%, 5/25/36 (l)	742,008	674,592
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 3.357%, 11/25/42 (l)	3,425	3,266
Series 2002-AR2 A 2.329%, 2/27/34 (l)	1,707	1,672
Series 2003-AR1 A5 3.500%, 3/25/33 (l)	256,926	259,486
Series 2004-AR1 A 3.770%, 3/25/34 (l)	411,991	419,510
Series 2005-AR13 A1A1 2.796%, 10/25/45 (l)	68,730	67,977
Series 2005-AR15 A1A1 2.766%, 11/25/45 (l)	19,504	19,304
Series 2006-AR15 2A 2.579%, 11/25/46 (l)	17,333	16,987
Series 2006-AR3 A1A 3.157%, 2/25/46 (l)	29,292	29,080
Series 2006-AR7 3A 2.579%, 7/25/46 (l)	90,019	87,739
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S A1 4.607%, 9/25/34 (l)	8,700	8,897
Series 2007-10 1A22 3.006%, 7/25/37 (l)	198,667	176,744

Total Collateralized Mortgage Obligations		133,658,504

See Notes to Financial Statements.

1373

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Commercial Mortgage-Backed Securities (5.0%)
280 Park Avenue Mortgage Trust,
Series 2017-280P A 3.335%, 9/15/34 (l)§	$1,000,000	$998,430
AREIT Trust,
Series 2018-CRE2 A 3.420%, 11/14/35 (l)§	5,000,000	4,932,102
BAMLL Commercial Mortgage Securities Trust,
Series 2014-FL1 A 3.855%, 12/15/31 (l)§	1,052,991	1,051,715
CFCRE Commercial Mortgage Trust,
Series 2017-C8 ASB 3.367%, 6/15/50	3,500,000	3,464,669
Cold Storage Trust,
Series 2017-ICE3 A 3.455%, 4/15/36 (l)§	3,500,000	3,428,425
CSMC Trust,
Series 2017-CHOP A 3.205%, 7/15/32 (l)§	8,000,000	7,944,085
Series 2017-HD A 3.405%, 2/15/31 (l)§	5,000,000	4,962,000
DBCG Mortgage Trust,
Series 2017-BBG A 3.155%, 6/15/34 (l)§	5,000,000	4,915,167
DBUBS Mortgage Trust,
Series 2011-LC3A A4 4.551%, 8/10/44	4,237,715	4,340,544
FHLMC Multifamily Structured Pass-Through Certificates,
Series K004 AX1 1.258%, 8/25/19 IO (l)	59,368,117	363,724
Series KF49 A 2.687%, 6/25/25 (l)	1,299,891	1,289,327
GS Mortgage Securities Corp. Trust,
Series 2017-500K A 3.155%, 7/15/32 (l)§	2,000,000	1,985,179
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2017-MAUI A 3.217%, 7/15/34 (l)§	2,500,000	2,479,515
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2017-C33 ASB 3.401%, 5/15/50	4,600,000	4,580,872
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA A 3.205%, 2/15/33(l)§	1,000,000	987,703
RAIT Trust,
Series 2017-FL7 A 3.405%, 6/15/37 (l)§	1,560,692	1,559,839
Rosslyn Portfolio Trust,
Series 2017-ROSS A 3.405%, 6/15/33 (l)§	5,000,000	4,959,586
Stonemont Portfolio Trust,
Series 2017-MONT A 3.320%, 8/20/30 (l)§	4,115,510	4,091,072
Vornado DP LLC Trust,
Series 2010-VNO A2FX 4.004%, 9/13/28§	2,775,000	2,812,062
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29 ASB 3.400%, 6/15/48	970,000	971,853
WFRBS Commercial Mortgage Trust,
Series 2011-C4 AFL 3.905%, 6/15/44 (l)§	4,621,000	4,661,482
Series 2014-C21 ASBF 3.015%, 8/15/47 (l)§	1,800,000	1,786,726

Total Commercial Mortgage-Backed Securities		68,566,077

Corporate Bonds (62.8%)
Communication Services (3.9%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.75%), 3.488%, 6/1/21 (k)	3,100,000	3,113,403
(ICE LIBOR USD 3 Month + 0.95%), 3.386%, 7/15/21 (k)	7,905,000	7,879,713
(ICE LIBOR USD 3 Month + 0.89%), 3.504%, 2/15/23 (k)	4,400,000	4,369,622
(ICE LIBOR USD 3 Month + 1.18%), 3.956%, 6/12/24 (k)	2,400,000	2,330,479
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.00%), 3.788%, 3/16/22 (k)	9,300,000	9,323,690

		27,016,907

Entertainment (0.1%)
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19§	1,000,000	996,678

Media (1.8%)
Charter Communications Operating LLC 3.579%, 7/23/20	4,000,000	3,994,800
4.464%, 7/23/22	1,000,000	1,011,284
(ICE LIBOR USD 3 Month + 1.65%), 4.191%, 2/1/24 (k)	5,800,000	5,698,500
Comcast Corp.
(ICE LIBOR USD 3 Month + 0.33%), 2.738%, 10/1/20 (k)	4,100,000	4,082,491
Discovery Communications LLC 2.200%, 9/20/19	4,565,000	4,525,197
2.750%, 11/15/19§	740,000	735,241
2.800%, 6/15/20§	2,000,000	1,984,586
Time Warner Cable LLC 8.250%, 4/1/19	3,250,000	3,287,071

		25,319,170

Total Communication Services		53,332,755

Consumer Discretionary (8.6%)
Automobiles (5.8%)
BMW US Capital LLC
(ICE LIBOR USD 3 Month + 0.37%), 2.984%, 8/14/20 (k)§	4,000,000	3,977,335
(ICE LIBOR USD 3 Month + 0.41%), 2.835%, 4/12/21 (k)§	900,000	891,445
(ICE LIBOR USD 3 Month + 0.50%), 3.118%, 8/13/21 (k)§	2,000,000	1,987,497

See Notes to Financial Statements.

1374

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 0.64%), 3.048%, 4/6/22 (k)§	$1,000,000	$983,341
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.62%), 3.140%, 10/30/19 (k)§	12,200,000	12,240,166
(ICE LIBOR USD 3 Month + 0.67%), 3.251%, 11/5/21 (k)§	8,500,000	8,458,498
General Motors Co.
(ICE LIBOR USD 3 Month + 0.80%), 3.389%, 8/7/20 (k)	3,000,000	2,969,400
Hyundai Capital America 2.550%, 2/6/19§	2,100,000	2,098,855
2.500%, 3/18/19§	3,600,000	3,595,582
1.750%, 9/27/19§	6,000,000	5,923,500
1.750%, 9/27/19 (m)	1,338,000	1,320,940
(ICE LIBOR USD 3 Month + 0.80%), 3.198%, 4/3/20 (k)(m)	492,000	489,742
(ICE LIBOR USD 3 Month + 0.80%), 3.601%, 9/18/20 (b)(k)§	2,400,000	2,385,000
Nissan Motor Acceptance Corp.
(ICE LIBOR USD 3 Month + 0.89%), 3.326%, 1/13/22 (k)§	20,000,000	19,451,888
(ICE LIBOR USD 3 Month + 0.69%), 3.503%, 9/28/22 (k)§	1,500,000	1,427,471
Volkswagen Group of America Finance LLC 2.450%, 11/20/19§	2,000,000	1,980,054
(ICE LIBOR USD 3 Month + 0.77%), 3.388%, 11/13/20 (k)§	9,000,000	8,939,889

		79,120,603

Hotels, Restaurants & Leisure (0.8%)
Marriott International, Inc. Series Y
(ICE LIBOR USD 3 Month + 0.60%), 3.229%, 12/1/20 (k)	3,500,000	3,499,358
McDonald’s Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.939%, 10/28/21 (k)	7,500,000	7,434,887

		10,934,245

Household Durables (0.9%)
DR Horton, Inc. 3.750%, 3/1/19	6,750,000	6,748,872
2.550%, 12/1/20	3,000,000	2,925,836
4.375%, 9/15/22	2,500,000	2,512,500

		12,187,208

Internet & Direct Marketing Retail (1.1%)
eBay, Inc.
(ICE LIBOR USD 3 Month + 0.48%), 3.021%, 8/1/19 (k)	9,585,000	9,568,498
QVC, Inc. 3.125%, 4/1/19	5,635,000	5,626,477

		15,194,975

Total Consumer Discretionary		117,437,031

Consumer Staples (3.0%)
Beverages (0.4%)
Molson Coors Brewing Co. 1.900%, 3/15/19	4,990,000	4,976,585

Food Products (1.3%)
Conagra Brands, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 2.908%, 10/9/20 (k)	1,500,000	1,484,209
General Mills, Inc. 6.610%, 10/15/20	1,400,000	1,479,021
Kraft Heinz Foods Co.
(ICE LIBOR USD 3 Month + 0.42%), 3.021%, 8/9/19 (k)	3,000,000	2,992,297
(ICE LIBOR USD 3 Month + 0.57%), 3.188%, 2/10/21 (k)	2,500,000	2,480,679
(ICE LIBOR USD 3 Month + 0.82%), 3.438%, 8/10/22 (k)	4,110,000	4,036,542
Tyson Foods, Inc. 2.650%, 8/15/19	5,000,000	4,978,350

		17,451,098

Tobacco (1.3%)
BAT Capital Corp. 2.297%, 8/14/20	5,000,000	4,871,502
(ICE LIBOR USD 3 Month + 0.59%), 3.204%, 8/14/20 (k)	3,000,000	2,973,211
(ICE LIBOR USD 3 Month + 0.88%), 3.496%, 8/15/22 (k)	9,900,000	9,960,051
Reynolds American, Inc. 8.125%, 6/23/19	436,000	444,700

		18,249,464

Total Consumer Staples		40,677,147

Energy (1.7%)
Oil, Gas & Consumable Fuels (1.7%)
Andeavor Logistics LP 5.500%, 10/15/19	1,000,000	1,008,400
Enable Midstream Partners LP 2.400%, 5/15/19 (e)	3,000,000	2,982,329
Energy Transfer Operating LP 9.700%, 3/15/19	2,000,000	2,023,702
9.000%, 4/15/19	2,500,000	2,541,542
4.150%, 10/1/20	2,700,000	2,714,967
Energy Transfer Partners LP 5.750%, 9/1/20	2,500,000	2,566,890
Enterprise Products Operating LLC 2.550%, 10/15/19	1,000,000	993,478
EQT Corp. 8.125%, 6/1/19	1,000,000	1,016,087
(ICE LIBOR USD 3 Month + 0.77%), 3.166%, 10/1/20 (k)	4,500,000	4,381,095
Kinder Morgan Energy Partners LP 2.650%, 2/1/19	1,464,000	1,463,064
Plains All American Pipeline LP 2.600%, 12/15/19	1,500,000	1,477,800

		23,169,354

Total Energy		23,169,354

Financials (25.6%)
Banks (6.6%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.66%), 3.129%, 7/21/21 (k)	9,300,000	9,267,680

See Notes to Financial Statements.

1375

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 0.65%), 3.046%, 10/1/21 (k)(x)	$10,000,000	$9,934,212
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.31%), 3.818%, 10/26/20 (k)(x)	7,800,000	7,870,613
(ICE LIBOR USD 3 Month + 1.38%), 4.183%, 3/30/21 (k)	3,300,000	3,334,459
(ICE LIBOR USD 3 Month + 1.02%), 3.761%, 6/1/24 (k)	3,000,000	2,938,018
Fifth Third Bank
(ICE LIBOR USD 3 Month + 0.59%), 3.412%, 9/27/19 (k)	14,000,000	14,026,967
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.55%), 3.317%, 3/9/21 (k)	11,000,000	10,947,875
(ICE LIBOR USD 3 Month + 1.10%), 3.866%, 6/7/21 (k)	7,256,000	7,313,195
Santander Holdings USA, Inc.
(ICE LIBOR USD 3 Month + 1.00%), 3.436%, 7/15/19 (k)	300,000	300,796
2.650%, 4/17/20	4,000,000	3,939,388
4.450%, 12/3/21	9,000,000	9,114,644
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.34%), 4.076%, 3/4/21 (k)	1,500,000	1,517,839
(ICE LIBOR USD 3 Month + 0.93%), 3.548%, 2/11/22 (k)	2,200,000	2,195,559
Wells Fargo Bank NA
(SOFRRATE + 0.48%), 2.940%, 3/25/20 (k)	1,500,000	1,495,452
(ICE LIBOR USD 3 Month + 0.50%), 2.977%, 7/23/21 (k)	6,000,000	5,968,762

		90,165,459

Capital Markets (4.2%)
BGC Partners, Inc. 5.125%, 5/27/21	2,500,000	2,547,363
Cantor Fitzgerald LP 7.875%, 10/15/19§	700,000	719,737
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.16%), 3.637%, 4/23/20 (k)(x)	2,000,000	2,005,800
(ICE LIBOR USD 3 Month + 1.17%), 3.786%, 11/15/21 (k)	11,400,000	11,400,380
Mizuho Securities USA LLC
(ICE LIBOR USD 3 Month + 0.65%), 3.463%, 6/28/19 (k)§	14,000,000	14,031,455
Morgan Stanley 2.450%, 2/1/19	3,000,000	2,997,752
2.375%, 7/23/19	5,000,000	4,981,720
(ICE LIBOR USD 3 Month + 0.55%), 3.168%, 2/10/21 (k)	9,000,000	8,915,923
(ICE LIBOR USD 3 Month + 0.93%), 3.399%, 7/22/22 (k)	2,000,000	1,971,954
Nasdaq, Inc.
(ICE LIBOR USD 3 Month + 0.39%), 3.214%, 3/22/19 (k)	5,000,000	4,997,885
USAA Capital Corp. 2.450%, 8/1/20§	2,800,000	2,768,196

		57,338,165

Consumer Finance (8.7%)
American Express Credit Corp.
(ICE LIBOR USD 3 Month + 0.73%), 3.419%, 5/26/20 (k)	21,010,000	21,051,343
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.29%), 3.057%, 12/10/21 (k)	2,000,000	1,976,500
Caterpillar Financial Services Corp.
(ICE LIBOR USD 3 Month + 0.28%), 3.046%, 9/7/21 (k)	2,000,000	1,988,938
Ford Motor Credit Co. LLC 1.897%, 8/12/19	2,000,000	1,974,621
2.597%, 11/4/19	2,000,000	1,977,820
(ICE LIBOR USD 3 Month + 1.00%), 3.408%, 1/9/20 (k)	1,000,000	995,963
Series 1
(ICE LIBOR USD 3 Month + 0.83%), 3.606%, 3/12/19 (k)	11,800,000	11,790,477
General Motors Financial Co., Inc. 3.100%, 1/15/19	4,000,000	3,999,581
2.350%, 10/4/19	1,100,000	1,088,991
(ICE LIBOR USD 3 Month + 1.56%), 3.996%, 1/15/20 (k)(x)	6,100,000	6,122,570
(ICE LIBOR USD 3 Month + 0.85%), 3.258%, 4/9/21 (k)	1,000,000	979,200
(ICE LIBOR USD 3 Month + 1.10%), 3.692%, 11/6/21 (k)(x)	6,000,000	5,839,992
Harley-Davidson Financial Services, Inc.
(ICE LIBOR USD 3 Month + 0.35%), 3.117%, 3/8/19 (k)§	2,000,000	1,999,337
2.150%, 2/26/20§	950,000	933,334
(ICE LIBOR USD 3 Month + 0.94%), 3.647%, 3/2/21 (k)§	2,500,000	2,500,163
HSBC USA, Inc.
(ICE LIBOR USD 3 Month + 0.61%), 3.228%, 11/13/19 (k)	22,200,000	22,260,282
Synchrony Financial 2.600%, 1/15/19	4,200,000	4,199,961
3.000%, 8/15/19	3,000,000	2,976,860
(ICE LIBOR USD 3 Month + 1.23%), 3.812%, 2/3/20 (k)	10,415,000	10,418,785
Toyota Motor Credit Corp.
(ICE LIBOR USD 3 Month + 0.40%), 3.040%, 5/17/22 (k)	14,300,000	14,163,015

		119,237,733

Diversified Financial Services (1.5%)
AIG Global Funding
(ICE LIBOR USD 3 Month + 0.48%), 2.878%, 7/2/20 (k)§	4,550,000	4,558,654
(ICE LIBOR USD 3 Month + 0.46%), 3.282%, 6/25/21 (k)§	3,500,000	3,503,809
JPMorgan Chase Bank NA
(ICE LIBOR USD 3 Month + 0.25%), 2.868%, 2/13/20 (k)	2,500,000	2,497,363

See Notes to Financial Statements.

1376

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
National Rural Utilities Cooperative Finance Corp.
(ICE LIBOR USD 3 Month + 0.38%), 3.178%, 6/30/21(k)	$10,000,000	$9,994,316

		20,554,142

Insurance (4.6%)
Allstate Corp. (The)
(ICE LIBOR USD 3 Month + 0.43%), 3.233%, 3/29/21(k)	400,000	395,952
American International Group, Inc. 2.300%, 7/16/19	4,000,000	3,983,122
Assurant, Inc.
(ICE LIBOR USD 3 Month + 1.25%), 4.072%, 3/26/21 (k)	3,100,000	3,099,026
Athene Global Funding
(ICE LIBOR USD 3 Month + 1.14%), 3.609%, 4/20/20 (k)§	5,400,000	5,432,410
(ICE LIBOR USD 3 Month + 1.23%), 3.628%, 7/1/22 (k)§	9,200,000	9,355,686
Jackson National Life Global Funding
(ICE LIBOR USD 3 Month + 0.48%), 3.251%, 6/11/21 (k)§	13,000,000	12,958,846
Metropolitan Life Global Funding I
(ICE LIBOR USD 3 Month + 0.22%), 3.024%, 9/19/19 (k)§	7,500,000	7,490,196
(SOFRRATE + 0.57%), 3.030%, 9/7/20 (b)(k)§	6,000,000	5,974,278
New York Life Global Funding
(ICE LIBOR USD 3 Month + 0.32%), 2.912%, 8/6/21 (k)§	1,500,000	1,491,422
Protective Life Global Funding 1.722%, 4/15/19§	1,000,000	995,940
(ICE LIBOR USD 3 Month + 0.52%), 3.333%, 6/28/21 (k)§	5,000,000	4,962,091
Reliance Standard Life Global Funding II 2.500%, 1/15/20§	2,000,000	1,982,854
3.050%, 1/20/21§	5,000,000	4,970,733

		63,092,556

Total Financials		350,388,055

Health Care (2.7%)
Biotechnology (0.2%)
Gilead Sciences, Inc.
(ICE LIBOR USD 3 Month + 0.22%), 3.012%, 3/20/19 (k)	2,535,000	2,538,310

Health Care Equipment & Supplies (0.4%)
Becton Dickinson and Co. 2.675%, 12/15/19	1,500,000	1,485,600
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	3,000,000	2,967,052
(ICE LIBOR USD 3 Month + 0.75%), 3.554%, 3/19/21 (k)	1,200,000	1,188,600

		5,641,252

Health Care Providers & Services (1.2%)
Cardinal Health, Inc.
(ICE LIBOR USD 3 Month + 0.77%), 3.558%, 6/15/22 (k)	1,000,000	990,052
Cigna Corp.
(ICE LIBOR USD 3 Month + 0.35%), 3.138%, 3/17/20 (k)§	1,000,000	993,463
(ICE LIBOR USD 3 Month + 0.65%), 3.438%, 9/17/21 (k)§	7,000,000	6,928,184
CVS Health Corp.
(ICE LIBOR USD 3 Month + 0.63%), 3.397%, 3/9/20 (k)	1,900,000	1,896,913
(ICE LIBOR USD 3 Month + 0.72%), 3.487%, 3/9/21 (k)	5,500,000	5,458,950

		16,267,562

Pharmaceuticals (0.9%)
Bayer US Finance II LLC 2.125%, 7/15/19§	2,325,000	2,305,508
(ICE LIBOR USD 3 Month + 0.63%), 3.452%, 6/25/21(k)§	1,700,000	1,683,225
Bayer US Finance LLC 2.375%, 10/8/19§	6,907,000	6,866,440
Zoetis, Inc.
(ICE LIBOR USD 3 Month + 0.44%), 3.085%, 8/20/21 (k)(x)	1,500,000	1,488,375

		12,343,548

Total Health Care		36,790,672

Industrials (5.2%)
Aerospace & Defense (0.6%)
Rockwell Collins, Inc. 1.950%, 7/15/19	3,000,000	2,976,836
Textron, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 3.165%, 11/10/20 (k)	2,100,000	2,082,989
United Technologies Corp.
(ICE LIBOR USD 3 Month + 0.65%), 3.279%, 8/16/21 (k)	2,700,000	2,695,303

		7,755,128

Airlines (0.6%)
Delta Air Lines, Inc. 2.875%, 3/13/20	2,584,000	2,564,695
2.600%, 12/4/20	2,300,000	2,254,690
Southwest Airlines Co. 2.750%, 11/6/19	1,200,000	1,195,800
2.650%, 11/5/20	2,000,000	1,978,573

		7,993,758

Building Products (0.1%)
Masco Corp. 3.500%, 4/1/21	1,150,000	1,140,031

Industrial Conglomerates (0.7%)
General Electric Co. 6.000%, 8/7/19	1,000,000	1,011,257
2.200%, 1/9/20 (x)	2,005,000	1,965,436
(ICE LIBOR USD 3 Month + 1.00%), 3.788%, 3/15/23 (k)	2,200,000	1,986,320
(ICE LIBOR USD 3 Month + 0.38%), 2.962%, 5/5/26 (k)	5,200,000	4,316,588

		9,279,601

See Notes to Financial Statements.

1377

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Machinery (0.2%)
CNH Industrial Capital LLC 4.375%, 11/6/20	$1,000,000	$1,005,594
Wabtec Corp.
(ICE LIBOR USD 3 Month + 1.05%), 3.838%, 9/15/21 (k)	1,400,000	1,401,640

		2,407,234

Professional Services (0.1%)
Equifax, Inc.
(ICE LIBOR USD 3 Month + 0.87%), 3.486%, 8/15/21 (k)	2,100,000	2,109,630

Road & Rail (0.6%)
ERAC USA Finance LLC 5.250%, 10/1/20§	2,000,000	2,062,903
Kansas City Southern 2.350%, 5/15/20	1,500,000	1,477,280
Norfolk Southern Corp. 5.900%, 6/15/19	2,500,000	2,528,759
Penske Truck Leasing Co. LP 2.500%, 6/15/19§	1,000,000	995,525
3.200%, 7/15/20§	1,500,000	1,490,989

		8,555,456

Trading Companies & Distributors (2.3%)
Air Lease Corp. 3.375%, 1/15/19	7,000,000	6,997,567
2.125%, 1/15/20	4,000,000	3,938,975
4.750%, 3/1/20	300,000	303,761
Aviation Capital Group LLC 6.750%, 4/6/21§	1,100,000	1,167,166
(ICE LIBOR USD 3 Month + 0.95%), 3.688%, 6/1/21 (k)§	2,100,000	2,086,875
(ICE LIBOR USD 3 Month + 0.67%), 3.190%, 7/30/21 (k)§	700,000	702,616
GATX Corp.
(ICE LIBOR USD 3 Month + 0.72%), 3.301%, 11/5/21 (k)	200,000	199,845
International Lease Finance Corp. 5.875%, 4/1/19	6,600,000	6,636,727
6.250%, 5/15/19	9,806,000	9,898,037

		31,931,569

Total Industrials		71,172,407

Information Technology (3.4%)
Semiconductors & Semiconductor Equipment (1.1%)
Broadcom Corp. 2.375%, 1/15/20	10,000,000	9,873,300
QUALCOMM, Inc.
(ICE LIBOR USD 3 Month + 0.73%), 3.250%, 1/30/23 (k)	5,100,000	5,076,608

		14,949,908

Software (0.4%)
VMware, Inc. 2.300%, 8/21/20	5,100,000	4,990,262

Technology Hardware, Storage & Peripherals (1.9%)
Dell International LLC 3.480%, 6/1/19§	14,950,000	14,922,604
4.420%, 6/15/21§	1,350,000	1,346,375
Hewlett Packard Enterprise Co. 2.100%, 10/4/19§	9,200,000	9,105,124
HP, Inc.
(ICE LIBOR USD 3 Month + 0.94%), 3.376%, 1/14/19 (k)	1,000,000	999,983

		26,374,086

Total Information Technology		46,314,256

Materials (1.2%)
Construction Materials (0.4%)
Martin Marietta Materials, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 3.292%, 12/20/19 (k)	3,600,000	3,598,200
(ICE LIBOR USD 3 Month + 0.65%), 3.327%, 5/22/20 (k)	2,000,000	2,005,651

		5,603,851

Paper & Forest Products (0.8%)
Georgia-Pacific LLC 2.539%, 11/15/19§	10,420,000	10,351,177

Total Materials		15,955,028

Real Estate (2.6%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
American Tower Corp. (REIT) 3.400%, 2/15/19	5,450,000	5,448,674
2.800%, 6/1/20	6,000,000	5,949,291
5.900%, 11/1/21	1,250,000	1,321,343
AvalonBay Communities, Inc. (REIT)
(ICE LIBOR USD 3 Month + 0.43%), 2.866%, 1/15/21 (k)	1,300,000	1,298,156
Brixmor Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 1.05%), 3.591%, 2/1/22 (k)	2,400,000	2,390,904
Goodman US Finance Two LLC (REIT) 6.000%, 3/22/22§	1,500,000	1,596,153
Senior Housing Properties Trust (REIT) 3.250%, 5/1/19	2,000,000	1,990,395
SL Green Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 0.98%), 3.609%, 8/16/21 (k)	1,000,000	996,503
Ventas Realty LP (REIT) 2.700%, 4/1/20	2,300,000	2,282,442
VEREIT Operating Partnership LP (REIT) 3.000%, 2/6/19	3,500,000	3,496,923
WEA Finance LLC (REIT) 2.700%, 9/17/19§	9,475,000	9,424,022

		36,194,806

Total Real Estate		36,194,806

Utilities (4.9%)
Electric Utilities (3.2%)
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 3.114%, 5/14/21 (b)(k)§	5,800,000	5,806,921
Emera US Finance LP 2.150%, 6/15/19	4,500,000	4,467,741
Jersey Central Power & Light Co. 7.350%, 2/1/19	2,025,000	2,030,199

See Notes to Financial Statements.

1378

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Kentucky Utilities Co. 3.250%, 11/1/20	$5,000,000	$4,998,853
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.40%), 3.107%, 8/21/20 (k)	4,500,000	4,499,003
Series H 3.342%, 9/1/20	5,000,000	4,971,421
Pennsylvania Electric Co. 5.200%, 4/1/20	1,500,000	1,537,286
Progress Energy, Inc. 4.875%, 12/1/19	1,000,000	1,010,661
Public Service Co. of Oklahoma 5.150%, 12/1/19	2,500,000	2,538,486
Southern Co. (The)
(ICE LIBOR USD 3 Month + 0.49%), 3.104%, 2/14/20 (k)§	3,800,000	3,799,743
2.350%, 7/1/21	8,000,000	7,759,665

		43,419,979

Gas Utilities (0.6%)
Dominion Energy Gas Holdings LLC 2.500%, 12/15/19	8,300,000	8,237,247

Independent Power and Renewable Electricity Producers (0.4%)
Oglethorpe Power Corp. 6.100%, 3/15/19	4,100,000	4,123,254
Southern Power Co.
(ICE LIBOR USD 3 Month + 0.55%), 3.342%, 12/20/20 (k)§	1,400,000	1,384,173

		5,507,427

Multi-Utilities (0.7%)
Consolidated Edison Co. of New York, Inc.
Series C (ICE LIBOR USD 3 Month + 0.40%), 3.222%, 6/25/21 (k)	3,600,000	3,584,083
Sempra Energy
(ICE LIBOR USD 3 Month + 0.25%), 2.686%, 7/15/19 (k)	5,000,000	4,985,726
(ICE LIBOR USD 3 Month + 0.45%), 3.238%, 3/15/21 (k)	1,100,000	1,077,589

		9,647,398

Total Utilities		66,812,051

Total Corporate Bonds		858,243,562

Loan Participation (0.0%)
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Las Vegas Sands LLC
(ICE LIBOR USD 1 Month + 1.75%), 4.272%, 3/27/25 (k)	292,511	278,617

Total Loan Participation		278,617

Mortgage-Backed Securities (7.0%)
FHLMC 4.740%, 11/1/23 (l)	1,699	1,722
4.331%, 1/1/34 (l)	9,359	9,859
4.640%, 10/1/35 (l)	6,514	6,810
4.676%, 11/1/35 (l)	8,280	8,668
4.251%, 7/1/36 (l)	262,740	271,956
4.254%, 9/1/36 (l)	238,463	246,929
4.447%, 10/1/36 (l)	172,044	179,375
FNMA 4.714%, 11/1/34 (l)	169,596	177,326
4.294%, 1/1/35 (l)	4,146	4,287
4.314%, 7/1/35 (l)	33,565	34,951
4.696%, 12/1/35 (l)	67,943	70,970
4.942%, 1/1/36 (l)	34,500	36,475
3.420%, 3/1/36 (l)	12,256	12,686
4.108%, 3/1/36 (l)	49,302	51,856
3.357%, 3/1/44 (l)	142,601	144,404
3.357%, 7/1/44 (l)	1,854	1,877
3.357%, 10/1/44 (l)	12,126	12,280
4.000%, 7/1/48	3,255,716	3,320,449
3.500%, 1/25/49 TBA	15,428,000	15,420,767
3.500%, 2/25/49 TBA	19,672,000	19,649,716
4.000%, 2/25/49 TBA	55,000,000	56,014,062

Total Mortgage-Backed Securities		95,677,425

Municipal Bonds (2.1%)
New Jersey Economic Development Authority, Motor Vehicle Surcharges Revenue Refunding, Series B 3.290%, 7/1/19	1,000,000	1,000,680
New York State Urban Development Corp., St Personal Income Tax 2.100%, 3/15/22	4,095,000	4,038,530
San Francisco City & County Redevelopment Agency, Affordable Housing Projects 2.193%, 8/1/19	1,750,000	1,741,618
State of California, High Speed Passenger Train, General Obligation Bonds, Series C (ICE LIBOR USD 1 Month + 0.78%, 11.00% Cap), 3.127%, 4/1/47 (k)	7,000,000	7,037,730
State of Mississippi, Refunding, Series C (ICE LIBOR USD 1 Month + 0.40%, 11.00% Cap), 2.779%, 11/1/28 (k)	10,000,000	10,022,600
Successor Agency to the Inland Valley Development Agency Tax Allocation Refunding Bonds, Series 2014B, AGM 2.945%, 3/1/19	500,000	500,080
3.195%, 9/1/19	500,000	501,405
Tobacco Settlement Finance Authority of West Virginia, Series A 7.467%, 6/1/47	780,000	764,189
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, Series B
(ICE LIBOR USD 1 Month + 1.10%, 12.00% Cap), 2.779%, 1/1/42 (k)	3,000,000	3,026,760

Total Municipal Bonds		28,633,592

See Notes to Financial Statements.

1379

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
U.S. Government Agency Securities (2.0%)
FHLMC 1.600%, 7/26/19	$10,000,000	$9,947,928
1.800%, 4/13/20	5,000,000	4,956,882
FNMA 1.750%, 7/24/20	3,725,000	3,683,554
1.800%, 7/24/20	8,500,000	8,411,399

Total U.S. Government Agency Securities		26,999,763

U.S. Treasury Obligations (12.6%)
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/22 TIPS (z)	32,231,630	31,186,427
0.625%, 4/15/23 TIPS (z)	2,341,355	2,304,361
0.750%, 7/15/28 TIPS (z)	141,429,600	138,461,147

Total U.S. Treasury Obligations		171,951,935

Total Long-Term Debt Securities (116.4%) (Cost $1,594,435,384)		1,590,525,543

SHORT-TERM INVESTMENTS:
Commercial Paper (1.0%)
AT&T, Inc. 3.20%, 5/28/19 (n)(p)	2,800,000	2,763,648
Campbell Soup Co. 2.77%, 1/15/19 (n)(p)	600,000	599,308
2.92%, 2/11/19 (n)(p)	4,000,000	3,986,429
CNH Industrial Capital LLC 3.43%, 5/9/19 (n)(p)	1,400,000	1,382,988
Ford Motor Credit Co. LLC 2.90%, 1/4/19 (n)(p)	1,000,000	999,678
3.23%, 2/19/19 (n)(p)	4,300,000	4,280,787

Total Commercial Paper		14,012,838

Repurchase Agreements (0.7%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,707,805, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $1,741,961. (xx)	1,707,530	1,707,530
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $2,300,371, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $2,346,600. (xx)	2,300,000	2,300,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $2,700,384, collateralized by various Common Stocks; total market value $3,005,673. (xx)	2,700,000	2,700,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $400,057, collateralized by various Common Stocks; total market value $445,285. (xx)	400,000	400,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,300,377, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,346,000. (xx)	2,300,000	2,300,000

Total Repurchase Agreements		9,407,530

Total Short-Term Investments (1.7%) (Cost $23,424,494)		23,420,368

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
U.S. Treasury 10 Year Note 02/22/2019 at USD 132.00, American Style Notional Amount: USD 19,300,000 Exchange Traded*	193	3,015
U.S. Treasury 10 Year Note 02/22/2019 at USD 131.00, American Style Notional Amount: USD 44,100,000 Exchange Traded*	441	6,891
U.S. Treasury 10 Year Note 02/22/2019 at USD 131.50, American Style Notional Amount: USD 400,000 Exchange Traded*	4	62
U.S. Treasury 10 Year Note 02/22/2019 at USD 134.50, American Style Notional Amount: USD 600,000 Exchange Traded*	6	—
U.S. Treasury 10 Year Note 02/22/2019 at USD 134.00, American Style Notional Amount: USD 3,700,000 Exchange Traded*	37	—
U.S. Treasury 10 Year Note 02/22/2019 at USD 133.00, American Style Notional Amount: USD 600,000 Exchange Traded*	6	94

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Contracts	Value (Note 1)
U.S. Treasury 5 Year Note 02/22/2019 at USD 120.50, American Style Notional Amount: USD 327,900,000 Exchange Traded*	3,279	$25,617
U.S. Treasury 5 Year Note 02/22/2019 at USD 120.25, American Style Notional Amount: USD 328,200,000 Exchange Traded*	3,282	25,641
U.S. Treasury 5 Year Note 02/22/2019 at USD 119.50, American Style Notional Amount: USD 2,300,000 Exchange Traded*	23	359
U.S. Treasury 5 Year Note 02/22/2019 at USD 119.00, American Style Notional Amount: USD 9,700,000 Exchange Traded*	97	1,516
U.S. Treasury 5 Year Note 02/22/2019 at USD 120.75, American Style Notional Amount: USD 1,400,000 Exchange Traded*	14	109
U.S. Treasury 5 Year Note 02/22/2019 at USD 120.00, American Style Notional Amount: USD 26,800,000 Exchange Traded*	268	4,188

		67,492

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
U.S. Treasury 2 Year Note 02/22/2019 at USD 103.75, American Style Notional Amount: USD 40,000,000 Exchange Traded*	200	—

Total Options Purchased (0.0%) (Cost $67,062)		67,492

Total Investments in Securities (118.1%) (Cost $1,617,926,940)		1,614,013,403
Other Assets Less Liabilities (-18.1%)		(247,512,518)

Net Assets (100%)		$1,366,500,885

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $407,667,746 or 29.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Rule 144A Illiquid Security. At December 31, 2018, the market value of these securities amounted to $21,456,355 or 1.6% of net assets.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $1,810,682 or 0.1% of net assets.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $9,133,228. This was collateralized by cash of $9,407,530 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AGM	—	Insured by Assured Guaranty Municipal Corp.
ARM	—	Adjustable Rate Mortgage
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
USD	—	United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
30 Day Federal Funds	540	2/2019	USD	219,617,568	(23,106)
3 Month Eurodollar	1,488	3/2019	USD	361,918,800	602,945
U.S. Treasury 2 Year Note	5,087	3/2019	USD	1,080,033,688	7,391,833
3 Month Eurodollar	365	12/2019	USD	88,831,875	49,329

					8,021,001

Short Contracts
U.S. Treasury 10 Year Note	(460)	3/2019	USD	(56,127,188)	(477,473)
U.S. Treasury 5 Year Note	(6,794)	3/2019	USD	(779,186,875)	(11,210,684)
U.S. Treasury Ultra Bond	(121)	3/2019	USD	(19,439,406)	(1,052,251)
3 Month Eurodollar	(765)	3/2020	USD	(186,363,563)	(1,119,792)
3 Month Eurodollar	(365)	12/2020	USD	(88,996,125)	(74,245)

					(13,934,445)

					(5,913,444)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$206,516,068	$—	$206,516,068
Collateralized Mortgage Obligations	—	133,658,504	—	133,658,504
Commercial Mortgage-Backed Securities	—	68,566,077	—	68,566,077
Corporate Bonds
Communication Services	—	53,332,755	—	53,332,755
Consumer Discretionary	—	117,437,031	—	117,437,031
Consumer Staples	—	40,677,147	—	40,677,147
Energy	—	23,169,354	—	23,169,354
Financials	—	350,388,055	—	350,388,055
Health Care	—	36,790,672	—	36,790,672
Industrials	—	71,172,407	—	71,172,407
Information Technology	—	46,314,256	—	46,314,256
Materials	—	15,955,028	—	15,955,028
Real Estate	—	36,194,806	—	36,194,806
Utilities	—	66,812,051	—	66,812,051

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Futures	$8,044,107	$—	$—	$8,044,107
Loan Participation
Consumer Discretionary	—	278,617	—	278,617
Mortgage-Backed Securities	—	95,677,425	—	95,677,425
Municipal Bonds	—	28,633,592	—	28,633,592
Options Purchased
Call Options Purchased	67,492	—	—	67,492
Put Options Purchased	— (a)	—	—	— (a)
Short-Term Investments
Commercial Paper	—	14,012,838	—	14,012,838
Repurchase Agreements	—	9,407,530	—	9,407,530
U.S. Government Agency Securities	—	26,999,763	—	26,999,763
U.S. Treasury Obligations	—	171,951,935	—	171,951,935

Total Assets	$8,111,599	$1,613,945,911	$—	$1,622,057,510

Liabilities:
Futures	$(13,957,551)	$—	$—	$(13,957,551)

Total Liabilities	$(13,957,551)	$—	$—	$(13,957,551)

Total	$(5,845,952)	$1,613,945,911	$—	$1,608,099,959

(a) Value is zero.

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$8,111,599	*

Total		$8,111,599

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(13,957,551	)*

Total		$(13,957,551)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Total
Interest rate contracts	$365,226	$383,373	$748,599

Total	$365,226	$383,373	$748,599

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Total
Interest rate contracts	$430	$(5,678,816)	$(5,678,386)

Total	$430	$(5,678,816)	$(5,678,386)

^ This Portfolio held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $33,000 for five months and futures contracts with an average notional balance of approximately $2,294,360,000 during the year ended December 31, 2018.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale- Buyback Transactions (2)
BNP Paribas SA	2.98%	12/26/2018	1/3/2019	$(1,147,629)	$(1,147,705)
BNP Paribas SA	3.05	12/28/2018	1/3/2019	(15,581,979)	(15,583,244)
BNP Paribas SA	3.00	12/28/2018	1/4/2019	(46,121,943)	(46,124,858)
BNP Paribas SA	3.05	12/28/2018	1/3/2019	(46,126,522)	(46,129,500)
Morgan Stanley & Co. LLC	3.10	12/17/2018	1/2/2019	(45,859,373)	(45,904,286)
Morgan Stanley & Co. LLC	4.00	12/31/2018	1/2/2019	(7,540,030)	(7,541,652)

					$(162,431,245)

(1)	The average amount of borrowings while outstanding for 122 days during the year ended December 31, 2018, was approximately $39,153,000 at a weighted average interest rate of 2.45%.
(2)	Payable for sale-buyback transactions includes $53,769 of deferred price drop on sale-buyback transactions.

	December 31, 2018
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30—90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Notes	$—	$162,431,245	$—	$—	$162,431,245

Total Borrowings	$—	$162,431,245	$—	$—	$162,431,245

Gross amount of recognized liabilities for sale-buybacks					$162,431,245

See Notes to Financial Statements.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
BNP Paribas SA	$(108,985,307)	$109,036,542	$—	$51,235
Morgan Stanley & Co. LLC	(53,445,938)	53,698,666	—	252,728

	$(162,431,245)	$162,735,208	$—	$303,963

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,025,142,834
Long-term U.S. government debt securities	93,745,923

$1,118,888,757

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$807,264,749
Long-term U.S. government debt securities	123,896,588

$931,161,337

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,459,256
Aggregate gross unrealized depreciation	(19,225,222)

Net unrealized depreciation	$(4,765,966)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,612,865,925

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,608,519,410)	$1,604,605,873
Repurchase Agreements (Cost $9,407,530)	9,407,530
Cash	5,031,503
Cash held as collateral at broker for futures	4,692,000
Receivable for forward settling transactions	121,009,076
Dividends, interest and other receivables	6,275,427
Receivable for securities sold	1,327,065
Receivable for Portfolio shares sold	278,609
Securities lending income receivable	2,273
Other assets	6,139

Total assets	1,752,635,495

LIABILITIES
Foreign currency overdraft payable	621
Payable for forward settling transactions	210,571,814
Payable for sale-buyback financing transactions	162,431,245
Payable for return of collateral on securities loaned	9,407,530
Payable for return of cash collateral on forward settling transactions	1,162,146
Payable for Portfolio shares redeemed	759,649
Due to broker for futures variation margin	610,885
Investment management fees payable	503,941
Administrative fees payable	112,056
Distribution fees payable – Class IB	27,194
Distribution fees payable – Class IA	9,049
Other liabilities	127,657
Accrued expenses	410,823

Total liabilities	386,134,610

NET ASSETS	$1,366,500,885

Net assets were comprised of:
Paid in capital	$1,388,052,420
Total distributable earnings (loss)	(21,551,535)

Net assets	$1,366,500,885

Class IA
Net asset value, offering and redemption price per share, $43,412,898 / 4,419,018 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.82

Class IB
Net asset value, offering and redemption price per share, $129,330,365 / 13,142,871 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.84

Class K
Net asset value, offering and redemption price per share, $1,193,757,622 / 121,520,621 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.82

(x)	Includes value of securities on loan of $9,133,228.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest (net of $1,607 foreign withholding tax)	$38,729,080
Securities lending (net)	31,153

Total income	38,760,233

EXPENSES
Investment management fees	6,946,770
Administrative fees	1,382,236
Distribution fees – Class IB	311,214
Interest expense	309,020
Printing and mailing expenses	115,759
Distribution fees – Class IA	103,154
Professional fees	88,729
Custodian fees	66,000
Trustees’ fees	34,709
Miscellaneous	71,659

Gross expenses	9,429,250
Less: Waiver from investment manager	(343,854)

Net expenses	9,085,396

NET INVESTMENT INCOME (LOSS)	29,674,837

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,068,280
Futures contracts	383,373
Options written	380,004
Securities sold short	456

Net realized gain (loss)	2,832,113

Change in unrealized appreciation (depreciation) on:
Investments in securities	(9,811,513)
Futures contracts	(5,678,816)

Net change in unrealized appreciation (depreciation)	(15,490,329)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,658,216)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,016,621

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,674,837	$19,600,831
Net realized gain (loss)	2,832,113	8,087,757
Net change in unrealized appreciation (depreciation)	(15,490,329)	1,654,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,016,621	29,342,743

Distributions to shareholders: (a)
Class IA	(838,973)	(559,014)
Class IB	(2,551,216)	(1,572,090)
Class K	(26,662,296)	(18,770,804)

Total distributions to shareholders	(30,052,485)	(20,901,908)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,011,758 and 1,290,308 shares, respectively ]	10,101,718	12,861,590
Capital shares issued in reinvestment of dividends [ 85,246 and 56,341 shares, respectively ]	838,973	559,014
Capital shares repurchased [ (780,339) and (1,685,166) shares, respectively ]	(7,795,389)	(16,788,642)

Total Class IA transactions	3,145,302	(3,368,038)

Class IB
Capital shares sold [ 2,472,534 and 1,497,578 shares, respectively ]	24,806,137	14,944,032
Capital shares issued in reinvestment of dividends [ 258,796 and 158,191 shares, respectively ]	2,551,216	1,572,090
Capital shares repurchased [ (2,042,914) and (1,804,507) shares, respectively ]	(20,466,624)	(18,002,055)

Total Class IB transactions	6,890,729	(1,485,933)

Class K
Capital shares sold [ 12,320,599 and 17,721,374 shares, respectively ]	122,919,193	176,523,860
Capital shares issued in reinvestment of dividends [ 2,709,602 and 1,892,202 shares, respectively ]	26,662,296	18,770,804
Capital shares repurchased [ (17,731,896) and (17,671,599) shares, respectively ]	(177,743,513)	(176,123,449)

Total Class K transactions	(28,162,024)	19,171,215

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,125,993)	14,317,244

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,161,857)	22,758,079
NET ASSETS:
Beginning of year	1,397,662,742	1,374,904,663

End of year (b)	$1,366,500,885	$1,397,662,742

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $559,014, $1,572,090 and $18,770,804 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $— as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016		2015		2014
Net asset value, beginning of year	$9.93	$9.87	$9.77		$9.85		$9.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.12	0.07		0.04		0.01
Net realized and unrealized gain (loss)	(0.10)	0.07	0.13		(0.07)		(0.02)

Total from investment operations	0.09	0.19	0.20		(0.03)		(0.01)

Less distributions:
Dividends from net investment income	(0.20)	(0.13)	(0.10)		(0.05)		(0.04)

Net asset value, end of year	$9.82	$9.93	$9.87		$9.77		$9.85

Total return	0.88%	1.90%	2.05%		(0.33)%		(0.11)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,413	$40,725	$43,821		$43,565		$44,548
Ratio of expenses to average net assets:
After waivers (f)	0.86%**	0.86%**	0.89	%***	0.86	%**	0.85%
Before waivers (f)	0.88%**	0.87%**	0.91	%***	0.86	%**	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.87%	1.18%	0.76%		0.42	%(aa)	0.12%
Before waivers (f)	1.85%	1.17%	0.75%		0.42	%(aa)	0.12%
Portfolio turnover rate^	77%	73%	115%		119%		100%

	Year Ended December 31,
Class IB	2018	2017	2016		2015		2014
Net asset value, beginning of year	$9.94	$9.88	$9.79		$9.86		$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.12	0.08		0.04		0.01
Net realized and unrealized gain (loss)	(0.09)	0.07	0.11		(0.06)		(0.02)

Total from investment operations	0.10	0.19	0.19		(0.02)		(0.01)

Less distributions:
Dividends from net investment income	(0.20)	(0.13)	(0.10)		(0.05)		(0.04)

Net asset value, end of year	$9.84	$9.94	$9.88		$9.79		$9.86

Total return	0.98%	1.90%	1.95%		(0.23)%		(0.11)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$129,330	$123,839	$124,562		$129,652		$140,708
Ratio of expenses to average net assets:
After waivers (f)	0.86%**	0.86%**	0.89	%***	0.86	%**	0.85%
Before waivers (f)	0.88%**	0.87%**	0.91	%***	0.86	%**	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.87%	1.18%	0.76%		0.42	%(bb)	0.06%
Before waivers (f)	1.85%	1.17%	0.75%		0.42	%(bb)	0.05%
Portfolio turnover rate^	77%	73%	115%		119%		100%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016		2015		2014
Net asset value, beginning of year	$9.93	$9.87	$9.77		$9.85		$9.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.14	0.10		0.07		0.04
Net realized and unrealized gain (loss)	(0.10)	0.07	0.13		(0.08)		(0.03)

Total from investment operations	0.11	0.21	0.23		(0.01)		0.01

Less distributions:
Dividends from net investment income	(0.22)	(0.15)	(0.13)		(0.07)		(0.06)

Net asset value, end of year	$9.82	$9.93	$9.87		$9.77		$9.85

Total return	1.14%	2.15%	2.31%		(0.08)%		0.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,193,758	$1,233,099	$1,206,521		$1,435,249		$1,721,555
Ratio of expenses to average net assets:
After waivers (f)	0.61%**	0.61%**	0.64	%***	0.61	%**	0.60%
Before waivers (f)	0.63%**	0.62%**	0.66	%***	0.61	%**	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.11%	1.43%	1.01%		0.67	%(cc)	0.37%
Before waivers (f)	2.09%	1.42%	0.99%		0.66	%(cc)	0.37%
Portfolio turnover rate^	77%	73%	115%		119%		100%
**	Includes Interest Expense of 0.01%.
***	Includes Interest Expense of 0.04%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(bb)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers.
(cc)	Includes income resulting from litigation income. Without this income, the ratios would have been 0.58% after waivers and 0.57% before waivers.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	0.08%	1.17%	2.01%
Portfolio – Class IB Shares	0.20	1.17	1.94
Portfolio – Class K Shares*	0.45	N/A	1.28
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

* Date of inception 4/21/14. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.20% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 1.43% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S interest rate strategies, including duration and yield curve positioning, added to Portfolio performance.

•	Overweight exposure to U.S. dollar-denominated asset-backed securities, and underweight exposure to investment-grade corporate bonds, added to relative performance.

•	Selection within U.S. dollar-denominated commercial mortgage-backed securities contributed to Portfolio performance.

What hurt performance during the year:

•	Non-U.S. duration strategies, including country selection in the eurozone and short duration exposure in select markets, detracted from Portfolio performance.

•	Tactical exposure to select developed market currencies aided performance.

•	Positions in high-yield corporate credit and an overweight allocation were detrimental to performance.

How derivatives contributed/detracted from performance during the year:

•	U.S. duration strategies, which were partially facilitated through the use of futures and options, added to performance.

•	Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use futures, detracted from performance.

•	Currency exposure, partially facilitated through the use of currency forwards, detracted from performance overall.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — PIMCO

PIMCO strategies emphasize diverse sources of potential return, beyond traditional interest rate duration.

•

Interest rate risk: We remain cautious with our U.S. duration positioning as rates have been recalibrating higher, and emphasize floating-rate securities to generate attractive yield while reducing volatility potential as interest rates rise.

•

Curve positioning: As the Federal Reserve continues its hiking cycle, we remain defensive and minimize overall interest rate risk in the portfolio. At year end, we were positioned for a steeper yield curve in the U.S. as the possibility of rising inflation expectations and budgetary pressure could cause the yield curve to steepen

•

Sector strategies: We focus on high-quality spread sectors and favor areas outside of U.S. Treasuries that offer more compelling return with limited volatility profiles. We find attractive opportunities in high quality sectors that benefit from stable U.S. growth, a healthy consumer, and a resilient housing sector.

PIMCO expects world gross domestic product (GDP) growth to slow somewhat but remain above-trend at 2.75% — 3.25% in 2019. With tighter global financial conditions, increased political and economic uncertainties, and U.S. fiscal stimulus starting to fade in 2019, we think the economic divergence of 2018 — the U.S. accelerating and other regions slowing — will give way to a more synchronized deceleration, with the U.S., the eurozone and China all seeing lower

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growth than this year. We expect inflation globally to fall to 1.75% — 2.25% from about 2.3% in 2018 due to the recent plunge in oil prices and continued below-target inflation in the U.S., Europe and Japan.

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	4.30
Weighted Average Coupon (%)	2.55
Weighted Average Modified Duration (Years)*	3.86
Weighted Average Rating**	AA	+

*  Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2018	% of Net Assets
U.S. Treasury Obligations	46.2%
U.S. Government Agency Securities	27.8
Mortgage-Backed Securities	13.4
Financials	7.5
Asset-Backed Securities	2.6
Foreign Government Securities	2.4
Commercial Mortgage-Backed Securities	2.2
Collateralized Mortgage Obligations	1.7
Industrials	1.2
Communication Services	1.0
Health Care	0.9
Consumer Staples	0.9
Real Estate	0.7
Utilities	0.7
Energy	0.7
Information Technology	0.5
Consumer Discretionary	0.4
Materials	0.3
Municipal Bonds	0.2
Repurchase Agreements	0.1
Options Purchased	0.0 #
Cash and Other	(11.4)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$1,014.00	$4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.83	4.42
Class IB
Actual	1,000.00	1,014.00	4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.42
Class K
Actual	1,000.00	1,016.50	3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.09	3.14

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (2.6%)
Aircraft Certificate Owner Trust,
Series 2003-1A E 7.001%, 9/20/22 (b)§		$156,566	$159,697
Ally Auto Receivables Trust,
Series 2018-3 A2 2.720%, 5/17/21		1,000,000	998,514
Ally Master Owner Trust,
Series 2017-1 A 2.855%, 2/15/21 (l)		800,000	799,911
Series 2018-3 A 2.775%, 7/15/22 (l)		700,000	699,150
American Express Credit Account Master Trust,
Series 2017-4 A 1.640%, 12/15/21		1,300,000	1,293,735
AmeriCredit Automobile Receivables Trust,
Series 2017-3 A2A 1.690%, 12/18/20		57,056	56,907
Atlas Senior Loan Fund IV Ltd.,
Series 2013-2A A1RR 3.294%, 2/17/26 (l)§		435,959	432,888
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-2A A 2.970%, 2/20/20§		273,667	273,571
Series 2016-1A A 2.990%, 6/20/22§		207,000	205,738
Series 2018-2A A 4.000%, 3/20/25§		365,000	374,480
B&M CLO Ltd.,
Series 2014-1A A1R 3.166%, 4/16/26 (l)§		784,223	776,696
Cabela’s Credit Card Master Note Trust,
Series 2013-1A A 2.710%, 2/17/26§		615,000	604,322
Capital One Multi-Asset Execution Trust,
Series 2016-A1 A1 2.905%, 2/15/22 (l)		800,000	800,712
CarMax Auto Owner Trust,
Series 2015-4 A3 1.560%, 11/16/20		101,040	100,682
Chase Issuance Trust,
Series 2017-A1 A 2.755%, 1/15/22(l)		800,000	800,428
Chrysler Capital Auto Receivables Trust,
Series 2016-AA A3 1.770%, 10/15/20§		7,329	7,326
CIFC Funding Ltd.,
Series 2015-5A A1R 3.347%, 10/25/27(l)§		1,000,000	983,214
CLUB Credit Trust,
Series 2017-P2 A 2.610%, 1/15/24§		137,669	136,894
CNH Equipment Trust,
Series 2015-A A4 1.850%, 4/15/21		199,783	198,978
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P1 A 3.390%, 7/15/25§		156,643	156,402

Continental Airlines Pass-Through Trust,
Series 2010-1 A 4.750%, 1/12/21		$295,183	$297,869
Series 2010-1 B 6.000%, 1/12/19		213,665	213,708
CPS Auto Receivables Trust,
Series 2017-D A 1.870%, 3/15/21§		147,144	146,650
CVP Cascade CLO-1 Ltd.,
Series 2013-CLO1 A1R 3.586%, 1/16/26 (l)§		501,707	499,671
CVS Pass-Through Trust, 5.789%, 1/10/26§		242,125	254,838
Dorchester Park CLO DAC,
Series 2015-1A AR 3.369%, 4/20/28 (l)§		800,000	788,743
DT Auto Owner Trust,
Series 2018-1A A 2.590%, 5/17/21§		169,800	169,492
Emerald Bay SA,
(Zero Coupon), 10/8/20§	EUR	1,054,000	1,132,144
Evans Grove CLO Ltd.,
Series 2018-1A A1 3.627%, 5/28/28 (l)§		$800,000	786,504
Exeter Automobile Receivables Trust,
Series 2017-2A A 2.110%, 6/15/21§		34,768	34,691
Series 2018-1A A 2.210%, 5/17/21§		141,632	141,287
Series 2018-2A A 2.790%, 7/15/21§		212,596	212,360
Figueroa CLO Ltd.,
Series 2013-2A A1RR 3.642%, 6/20/27(l)§		800,000	791,087
Flagship Credit Auto Trust,
Series 2016-4 A2 1.960%, 2/16/21§		64,424	64,325
Series 2016-4 D 3.890%, 11/15/22§		170,000	169,045
Series 2017-2 A 1.850%, 7/15/21§		90,050	89,630
Series 2017-3 A 1.880%, 10/15/21§		113,578	112,931
Series 2017-4 A 2.070%, 4/15/22§		104,442	103,739
Flagship VII Ltd.,
Series 2013-7A A1R 3.589%, 1/20/26(l)§		316,511	315,938
Ford Credit Auto Owner Trust,
Series 2014-2 A 2.310%, 4/15/26§		412,000	409,157
Ford Credit Floorplan Master Owner Trust A,
Series 2015-2 A1 1.980%, 1/15/22		447,000	442,133
Series 2016-1 A1 1.760%, 2/15/21		342,000	341,274

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

Series 2017-1 A1 2.070%, 5/15/22	$400,000	$394,580
GE Capital Credit Card Master Note Trust,
Series 2012-2 A 2.220%, 1/15/22	526,000	525,842
GMF Floorplan Owner Revolving Trust,
Series 2016-1 A1 1.960%, 5/17/21§	431,000	429,211
Series 2018-2 A2 2.835%, 3/15/23 (l)§	1,000,000	1,001,724
Golden Credit Card Trust,
Series 2017-1A A 2.855%, 2/15/21 (l)§	800,000	800,118
Hertz Vehicle Financing II LP,
Series 2016-1A A 2.320%, 3/25/20§	341,000	340,216
Series 2017-1A A 2.960%, 10/25/21§	420,000	415,692
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR 3.126%, 7/15/26 (l)§	497,376	493,054
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 3.299%, 1/17/28 (l)§	1,000,000	983,547
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 3.585%, 5/15/28 (l)§	800,000	789,729
Loomis Sayles CLO II Ltd.,
Series 2015-2A A1R 3.336%, 4/15/28 (l)§	1,000,000	982,925
LP Credit Card ABS Master Trust,
Series 2018-1 A 3.830%, 8/20/24 (l)§	850,830	851,705
Marlette Funding Trust,
Series 2017-1A A 2.827%, 3/15/24§	18,446	18,439
Series 2017-2A A 2.390%, 7/15/24§	31,569	31,526
Series 2017-3A A 2.360%, 12/15/24§	39,764	39,635
Series 2017-3A B 3.010%, 12/15/24§	100,000	99,518
Series 2018-1A A 2.610%, 3/15/28§	159,130	158,716
Series 2018-3A A 3.200%, 9/15/28§	123,875	123,701
Series 2018-4A A 3.710%, 12/15/28§	218,784	219,381
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 3.645%, 4/18/25 (l)§	461,336	460,181
Nissan Master Owner Trust Receivables,
Series 2016-A A1 3.095%, 6/15/21 (l)	1,300,000	1,302,916
Octagon Investment Partners XIX Ltd.,
Series 2014-1A AR 3.536%, 4/15/26 (l)§	475,709	474,197

OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§	800,000	800,581
Prosper Marketplace Issuance Trust,
Series 2017-2A B 3.480%, 9/15/23§	100,000	99,848
SBA Tower Trust (REIT), 3.156%, 10/8/20§	351,000	348,627
SLM Private Education Loan Trust,
Series 2013-B A2A 1.850%, 6/17/30§	286,735	284,992
SoFi Consumer Loan Program LLC,
Series 2016-2 A 3.090%, 10/27/25§	52,509	52,435
Series 2016-3 A 3.050%, 12/26/25§	78,725	78,675
Series 2017-2 A 3.280%, 2/25/26§	98,962	98,741
Series 2017-3 A 2.770%, 5/25/26§	109,279	108,383
Series 2017-5 A2 2.780%, 9/25/26§	275,000	272,145
Series 2017-6 A1 2.200%, 11/25/26§	242,146	240,937
Series 2017-6 A2 2.820%, 11/25/26§	160,000	159,178
SoFi Consumer Loan Program Trust,
Series 2018-1 A1 2.550%, 2/25/27§	162,689	161,795
Series 2018-3 A2 3.670%, 8/25/27§	199,000	201,085
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§	685,669	682,747
Staniford Street CLO Ltd.,
Series 2014-1A AR 3.968%, 6/15/25 (l)§	399,572	398,067
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 3.599%, 1/17/26(l)§	488,162	486,419
Series 2013-1A A2R 3.619%, 1/17/26 (l)§	488,162	486,271
Synchrony Credit Card Master Note Trust,
Series 2016-1 A 2.040%, 3/15/22	223,000	222,557
TICP CLO III-2 Ltd.,
Series 2018-3R A 3.309%, 4/20/28 (l)§	600,000	588,940
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	23,680	24,257
Series 2004-20C 1 4.340%, 3/1/24	268,931	271,888

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)

Series 2005-20B 1 4.625%, 2/1/25		$27,062	$27,600
Series 2008-20G 1 5.870%, 7/1/28		340,816	362,150
Venture XII CLO Ltd.,
Series 2012-12A ARR 3.507%, 2/28/26 (l)§		1,000,000	989,034
Venture XVII CLO Ltd.,
Series 2014-17A ARR 3.316%, 4/15/27 (l)§		800,000	787,353
WhiteHorse X Ltd.,
Series 2015-10A A1R 3.379%, 4/17/27 (l)§		800,000	791,701
World Financial Network Credit Card Master Trust,
Series 2017-B A 1.980%, 6/15/23		305,000	302,926
Series 2018-A A 3.070%, 12/16/24		515,000	513,467
Series 2018-B M 3.810%, 7/15/25		240,000	242,586
World Omni Auto Receivables Trust,
Series 2018-B A2 2.570%, 7/15/21		739,664	738,018

Total Asset-Backed Securities			39,137,417

Collateralized Mortgage Obligations (1.7%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 4.156%, 9/25/35 (l)		120,662	112,226
Alternative Loan Trust,
Series 2005-80CB 1A1 6.000%, 2/25/36		796,451	734,596
Series 2005-J12 2A1 3.046%, 8/25/35(l)		602,641	401,957
Series 2006-OA22 A1 2.666%, 2/25/47(l)		162,563	154,045
Series 2006-OA6 1A2 2.716%, 7/25/46(l)		57,538	54,130
Series 2006-OC7 2A2A 2.676%, 7/25/46(l)		451,256	427,949
Series 2007-14T2 A1 6.000%, 7/25/37		535,529	387,747
Series 2007-OH1 A1D 2.716%, 4/25/47(l)		107,490	93,680
American Home Mortgage Investment Trust,
Series 2004-3 5A 4.250%, 10/25/34 (l)		7,759	7,714
Banc of America Funding Trust,
Series 2004-A 1A3 4.746%, 9/20/34 (l)		40,961	41,710
Series 2006-H 4A2 4.339%, 9/20/46 (l)		245,487	220,192
Series 2006-J 4A1 4.447%, 1/20/47 (l)		14,824	14,040

BCAP LLC Trust,
Series 2011-RR8 2A1 3.817%, 8/26/37 (l)§		187,662	187,765
Series 2013-RR1 10A2 6.109%, 10/26/36 (l)§		706,037	687,783
Series 2014-RR5 1A3 2.540%, 1/26/36 (l)§		350,863	345,523
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 4.209%, 9/25/35 (l)		194,189	159,855
Series 2006-4 21A1 3.918%, 8/25/36 (l)		69,284	60,597
Bear Stearns ARM Trust,
Series 2003-9 2A1 4.368%, 2/25/34 (l)		56,434	57,351
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5 1A1 2.666%, 12/25/46 (l)		730,846	689,174
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 4.348%, 1/26/36 (l)		90,850	81,761
Bellemeade Re Ltd.,
Series 2018-2A M1B 3.856%, 8/25/28 (l)§		245,000	243,841
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.911%, 8/25/34 (l)		4,281	4,011
Series 2005-11 3A1 2.831%, 4/25/35 (l)		101,728	92,466
Series 2005-2 1A1 3.146%, 3/25/35 (l)		55,873	49,860
Citigroup Mortgage Loan Trust,
Series 2005-3 2A2A 4.380%, 8/25/35 (l)		19,768	19,730
Series 2009-7 5A2 5.500%, 12/25/35§		536,888	431,260
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 3.898%, 5/25/35 (l)		60,509	60,645
CSMC Mortgage-Backed Trust,
Series 2006-6 1A8 6.000%, 7/25/36		618,389	501,007
Eagle RE Ltd.,
Series 2018-1 M1 3.980%, 11/25/28 (l)§		156,044	155,828
EMF NL BV,
Series 2008-2X A2 0.682%, 7/17/41 (l)(m)	EUR	765,000	830,353
EMF-NL Prime BV,
Series 2008-APRX A2 0.482%, 4/17/41 (l)(m)		274,848	296,056
Eurosail-UK plc,
Series 2007-4X A3 1.853%, 6/13/45 (l)(m)	GBP	926,849	1,159,833

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)

FHLMC Structured Agency Credit Risk Debt Notes,
Series 2014-HQ2 M2 4.706%, 9/25/24 (l)		$170,155	$173,717
Series 2015-DN1 M3 6.656%, 1/25/25 (l)		231,931	246,359
Series 2015-DNA1 M2 4.356%, 10/25/27 (l)		88,491	89,582
Series 2015-DNA2 M2 5.106%, 12/25/27 (l)		229,292	232,492
Series 2015-DNA3 M2 5.356%, 4/25/28 (l)		130,372	133,928
Series 2015-HQ2 M2 4.456%, 5/25/25 (l)		209,030	212,238
Series 2015-HQA1 M2 5.156%, 3/25/28 (l)		79,265	80,270
Series 2016-DNA1 M2 5.406%, 7/25/28 (l)		184,699	187,912
Series 2016-DNA4 M2 3.806%, 3/25/29 (l)		428,000	428,472
Series 2016-HQA1 M2 5.256%, 9/25/28 (l)		163,957	166,444
Series 2016-HQA2 M2 4.756%, 11/25/28 (l)		183,742	186,683
FNMA,
Series 2013-C01 M2 7.756%, 10/25/23 (l)		188,023	210,387
Series 2014-C01 M1 4.106%, 1/25/24 (l)		27,338	27,408
Series 2014-C04 1M2 7.406%, 11/25/24 (l)		273,872	305,680
Series 2014-C04 2M2 7.506%, 11/25/24 (l)		209,737	231,593
Series 2015-C01 2M2 7.056%, 2/25/25 (l)		91,646	97,768
Series 2016-C01 1M1 4.456%, 8/25/28 (l)		16,287	16,303
Series 2016-C02 1M1 4.656%, 9/25/28 (l)		19,435	19,463
Series 2016-C03 1M1 4.506%, 10/25/28 (l)		49,508	49,900
Series 2016-C04 1M1 3.956%, 1/25/29 (l)		60,608	60,832
Series 2016-C05 2M1 3.856%, 1/25/29 (l)		25,005	25,041
GNMA,
Series 2015-H20 FB 2.914%, 8/20/65 (l)		633,258	636,005
Series 2016-H11 F 3.114%, 5/20/66 (l)		704,628	713,533
Series 2016-H15 FA 3.114%, 7/20/66 (l)		886,173	897,061
Series 2017-H10 FB 3.247%, 4/20/67 (l)		1,708,143	1,752,081
GSR Mortgage Loan Trust,
Series 2005-8F 4A1 6.000%, 11/25/35		675,526	548,126
Series 2005-AR6 2A1 4.300%, 9/25/35 (l)		123,514	125,533
Series 2006-2F 2A13 5.750%, 2/25/36		2	2

Series 2006-AR2 2A1 3.828%, 4/25/36 (l)		127,092	113,003
Series 2007-AR1 2A1 4.152%, 3/25/47 (l)		364,246	326,141
HarborView Mortgage Loan Trust,
Series 2006-13 A 2.650%, 11/19/46 (l)		102,209	85,345
Impac CMB Trust,
Series 2003-8 2A1 3.406%, 10/25/33 (l)		2,806	2,770
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 2.776%, 7/25/35 (l)		334,568	269,545
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR11 A3 3.909%, 8/25/35 (l)		589,489	523,253
Series 2006-AR39 A1 2.686%, 2/25/37 (l)		836,023	791,107
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 4.090%, 8/25/34 (l)		80,664	79,940
Series 2007-A1 3A3 4.101%, 7/25/35 (l)		93,547	95,390
Series 2007-S3 1A90 7.000%, 8/25/37		69,696	57,844
Kensington Mortgage Securities plc,
Series 2007-1X A3C 2.949%, 6/14/40 (l)(m)		893,025	858,092
Lehman XS Trust,
Series 2006-4N A1C1 2.736%, 4/25/46 (l)		164,563	160,490
Ludgate Funding plc,
Series 2007-1 A2A 0.960%, 1/1/61 (l)(m)	GBP	843,904	995,230
Series 2008-W1X A1 1.399%, 1/1/61 (l)(m)		124,893	151,278
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 4.385%, 12/25/32 (l)		$24,152	23,942
MortgageIT Mortgage Loan Trust,
Series 2006-1 1A1 2.736%, 4/25/36 (l)		568,663	533,173
Nomura Resecuritization Trust,
Series 2014-7R 2A3 2.515%, 12/26/35 (l)§		717,490	710,882
RALI Trust,
Series 2005-QO2 A1 3.517%, 9/25/45 (l)		492,052	457,482
Series 2006-QA6 A1 2.696%, 7/25/36 (l)		864,478	786,083
Reperforming Loan REMIC Trust,
Series 2006-R1 AF1 2.846%, 1/25/36 (l)§		416,055	407,170
Residential Asset Securitization Trust,
Series 2005-A15 5A1 5.750%, 2/25/36		19,128	13,368
Series 2006-A12 A1 6.250%, 11/25/36		188,695	119,973

See Notes to Financial Statements.

1396

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

Sequoia Mortgage Trust,
Series 10 2A1 3.230%, 10/20/27 (l)	$4,759	$4,536
Series 2003-4 2A1 2.820%, 7/20/33 (l)	24,717	23,668
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 2.720%, 7/19/35 (l)	118,330	114,813
Series 2006-AR3 11A1 2.716%, 4/25/36 (l)	729,806	673,058
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR14 1A4 3.667%, 11/25/36 (l)	636,350	597,615
Series 2006-AR9 1A 3.157%, 8/25/46 (l)	215,031	199,913
Wells Fargo Credit Risk Transfer Securities Trust,
Series 2015-WF1 2M1 5.356%, 11/25/25 (l)§	4,693	4,702

Total Collateralized Mortgage Obligations		25,799,304

Commercial Mortgage-Backed Securities (2.2%)
Ashford Hospitality Trust,
Series 2018-ASHF A 3.355%, 4/15/35 (l)§	307,021	302,853
Series 2018-KEYS A 3.455%, 5/15/35 (l)§	350,000	349,005
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH AF 3.455%, 11/15/33 (l)§	565,000	561,422
BHMS Mortgage Trust,
Series 2018-ATLS A 3.705%, 7/15/35 (l)§	330,000	326,156
Braemar Hotels & Resorts Trust,
Series 2018-PRME A 3.275%, 6/15/35 (l)§	300,000	295,901
BX Trust,
Series 2017-IMC A 3.505%, 10/15/32 (l)§	300,000	296,425
Series 2018-EXCL A 3.543%, 9/15/37 (l)§	320,000	316,902
CCUBS Commercial Mortgage Trust,
Series 2017-C1 A4 3.544%, 11/15/50	470,000	465,692
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§	630,000	630,638
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 A5 3.137%, 2/10/48	596,977	586,026
Series 2016-C1 A4 3.209%, 5/10/49	606,000	588,778
COMM Mortgage Trust,
Series 2012-CR5 E 4.320%, 12/10/45 (l)§	250,000	230,121
Series 2013-SFS A1 1.873%, 4/12/35§	152,161	147,185

Series 2014-UBS4 A5 3.694%, 8/10/47	495,000	501,899
Series 2015-CR26 ASB 3.373%, 10/10/48	3,000,000	3,006,422
Series 2015-DC1 A5 3.350%, 2/10/48	400,000	396,277
Series 2016-COR1 ASB 2.972%, 10/10/49	1,500,000	1,467,408
CSAIL Commercial Mortgage Trust,
Series 2015-C2 A4 3.504%, 6/15/57	121,432	121,202
Series 2015-C3 A4 3.718%, 8/15/48	302,887	305,567
Series 2015-C4 A4 3.808%, 11/15/48	400,000	403,988
CSMC,
Series 2016-MFF D 7.055%, 11/15/33 (l)§	170,000	169,803
DBWF Mortgage Trust,
Series 2018-GLKS A 3.410%, 11/19/35 (l)§	203,119	200,883
Great Wolf Trust,
Series 2017-WOLF A 3.455%, 9/15/34 (l)§	289,000	283,604
GS Mortgage Securities Corp. II,
Series 2013-KING A 2.706%, 12/10/27§	529,204	525,215
Series 2015-GC30 AAB 3.120%, 5/10/50	1,000,000	996,413
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§	800,000	798,291
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	4,623,000	4,690,343
Series 2013-G1 A2 3.557%, 4/10/31 (l)§	507,108	502,642
Series 2014-GC18 C 4.996%, 1/10/47 (l)	350,000	357,590
Series 2018-GS9 A4 3.992%, 3/10/51 (l)	510,000	518,873
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2 D 5.599%, 11/15/43 (l)§	330,600	323,290
Series 2012-C6 E 5.140%, 5/15/45 (l)§	189,221	169,983
Series 2012-C8 C 4.604%, 10/15/45 (l)§	280,000	280,500
Series 2012-LC9 E 4.370%, 12/15/47 (l)§	455,400	421,467
Series 2018-LAQ A 3.455%, 6/15/32 (l)§	1,000,000	996,204
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5 3.775%, 8/15/47	510,000	517,851
Series 2014-C22 XA 0.878%, 9/15/47 IO (l)	7,532,667	286,976
Series 2015-C31 A3 3.801%, 8/15/48	329,944	335,605

See Notes to Financial Statements.

1397

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7 XA 1.085%, 9/15/50 IO (l)	$2,315,796	$151,555
LSTAR Commercial Mortgage Trust,
Series 2016-4 A2 2.579%, 3/10/49§	271,069	266,939
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27 ASB 3.557%, 12/15/47	800,000	807,291
Morgan Stanley Capital I Trust,
Series 2005-IQ9 D 5.000%, 7/15/56	173,000	160,865
Series 2014-CPT B 3.445%, 7/13/29 (l)§	800,000	795,912
Series 2015-XLF2 SNMA 4.350%, 11/15/26 (l)§	131,298	131,017
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	4,590,000	4,651,638
Starwood Retail Property Trust,
Series 2014-STAR A 3.675%, 11/15/27 (l)§	524,766	524,149
UBS Commercial Mortgage Trust,
Series 2018-C10 A4 4.313%, 5/15/51	400,000	417,688
Series 2018-C8 A4 3.983%, 2/15/51	335,000	341,431
Series 2018-C9 A4 4.117%, 3/15/51 (l)	510,000	525,047
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4 A5 2.850%, 12/10/45	465,583	460,240
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6 C 4.312%, 11/15/49 (l)	275,000	267,356
WFRBS Commercial Mortgage Trust,
Series 2014-C20 A2 3.036%, 5/15/47	177,799	177,421

Total Commercial Mortgage-Backed Securities		33,353,949

Corporate Bonds (14.6%)
Communication Services (1.0%)
Diversified Telecommunication Services (0.3%)
Altice France SA 7.375%, 5/1/26§	500,000	458,750
AT&T, Inc. 3.600%, 2/17/23	425,000	420,281
3.400%, 5/15/25	625,000	588,308
4.125%, 2/17/26	313,000	305,737
CCO Holdings LLC 5.500%, 5/1/26§	173,000	166,080
CenturyLink, Inc.
Series S 6.450%, 6/15/21	128,000	127,360

Deutsche Telekom International Finance BV 2.225%, 1/17/20§	1,100,000	1,086,673
Sprint Capital Corp. 6.900%, 5/1/19	700,000	704,375
Telstra Corp. Ltd. 4.800%, 10/12/21§	800,000	830,398
Verizon Communications, Inc. 4.862%, 8/21/46	168,000	165,300

		4,853,262

Entertainment (0.0%)
Warner Media LLC 3.400%, 6/15/22	76,000	74,976
3.600%, 7/15/25	320,000	303,437

		378,413

Media (0.5%)
Altice Financing SA 6.625%, 2/15/23§	1,000,000	960,000
Altice Finco SA 7.625%, 2/15/25§	200,000	167,000
Altice Luxembourg SA 7.625%, 2/15/25§	500,000	374,995
Charter Communications Operating LLC
4.464%, 7/23/22	800,000	809,027
4.908%, 7/23/25	1,600,000	1,591,520
Cox Communications, Inc. 2.950%, 6/30/23§	125,000	120,088
CSC Holdings LLC 6.750%, 11/15/21	65,000	66,950
5.375%, 2/1/28§	500,000	459,840
DISH DBS Corp. 7.875%, 9/1/19	900,000	918,720
Time Warner Cable LLC 5.000%, 2/1/20	867,000	880,008
4.500%, 9/15/42	290,000	229,422

		6,577,570

Wireless Telecommunication Services (0.2%)
Millicom International Cellular SA
6.625%, 10/15/26§	200,000	203,500
Sprint Communications, Inc. 7.000%, 8/15/20	800,000	816,000
Sprint Spectrum Co. LLC 3.360%, 9/20/21§	550,000	541,750
4.738%, 3/20/25§	340,000	333,642
Vodafone Group plc 3.750%, 1/16/24	800,000	786,454

		2,681,346

Total Communication Services		14,490,591

Consumer Discretionary (0.4%)
Automobiles (0.4%)
Daimler Finance North America LLC
1.750%, 10/30/19§	500,000	493,357
2.250%, 3/2/20§	775,000	764,274
3.100%, 5/4/20§	800,000	796,066

See Notes to Financial Statements.

1398

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

Volkswagen Group of America Finance LLC 2.450%, 11/20/19§	$800,000	$792,022
(ICE LIBOR USD 3 Month + 0.77%), 3.388%, 11/13/20 (k)§	700,000	695,325
3.875%, 11/13/20§	700,000	703,448
(ICE LIBOR USD 3 Month + 0.94%), 3.558%, 11/12/21 (k)§	700,000	693,150
4.000%, 11/12/21§	700,000	700,303

		5,637,945

Household Durables (0.0%)
KB Home 4.750%, 5/15/19	147,000	146,632

Internet & Direct Marketing Retail (0.0%)
eBay, Inc. 2.600%, 7/15/22	700,000	673,769
Expedia Group, Inc. 3.800%, 2/15/28	281,000	254,835

		928,604

Total Consumer Discretionary		6,713,181

Consumer Staples (0.9%)
Beverages (0.2%)
Bacardi Ltd. 4.450%, 5/15/25§	800,000	783,240
Constellation Brands, Inc. 2.250%, 11/6/20	1,000,000	979,183
Keurig Dr Pepper, Inc. 3.551%, 5/25/21§	800,000	797,286
Pernod Ricard SA 4.250%, 7/15/22§	900,000	913,581

		3,473,290

Food & Staples Retailing (0.1%)
Woolworths Group Ltd. 4.550%, 4/12/21§	600,000	611,631

Food Products (0.4%)
Campbell Soup Co. 3.300%, 3/15/21	1,000,000	992,435
Danone SA 2.589%, 11/2/23§	900,000	850,373
Kraft Heinz Foods Co. 4.000%, 6/15/23	1,000,000	999,494
Minerva Luxembourg SA 5.875%, 1/19/28 (m)	200,000	173,250
Mondelez International Holdings Netherlands BV 2.000%, 10/28/21§	700,000	669,552
Tyson Foods, Inc. 2.650%, 8/15/19	1,858,000	1,849,955
3.950%, 8/15/24	277,000	275,090

		5,810,149

Household Products (0.0%)
Spectrum Brands, Inc. 5.750%, 7/15/25	227,000	215,582

Tobacco (0.2%)
BAT Capital Corp. 2.764%, 8/15/22	1,000,000	945,365
BAT International Finance plc 3.250%, 6/7/22§	600,000	580,493
3.500%, 6/15/22§	600,000	584,785
Imperial Brands Finance plc 2.950%, 7/21/20§	700,000	690,517
Reynolds American, Inc. 6.875%, 5/1/20	160,000	166,088

		2,967,248

Total Consumer Staples		13,077,900

Energy (0.7%)
Energy Equipment & Services (0.1%)
Diamond Offshore Drilling, Inc. 4.875%, 11/1/43	129,000	71,595
Nabors Industries, Inc. 5.500%, 1/15/23 (x)	322,000	255,185
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 12/1/21§	103,333	99,200
7.350%, 12/1/26 PIK§	219,560	123,313
Odebrecht Offshore Drilling Finance Ltd. 6.720%, 12/1/22§	164,821	152,459
7.720%, 12/1/26 PIK§	613,035	158,463
Odebrecht Oil & Gas Finance Ltd. (Zero Coupon), 2/4/19 (y)§	207,137	1,554

		861,769

Oil, Gas & Consumable Fuels (0.6%)
Antero Resources Corp. 5.125%, 12/1/22	47,000	44,415
Cenovus Energy, Inc. 5.700%, 10/15/19	33,462	33,816
3.000%, 8/15/22	225,000	213,050
4.250%, 4/15/27	334,000	303,589
Cheniere Energy Partners LP 5.250%, 10/1/25	155,000	144,538
Encana Corp. 3.900%, 11/15/21	415,000	414,776
Energy Transfer LP 4.250%, 3/15/23	240,000	229,800
Energy Transfer Operating LP 4.750%, 1/15/26	325,000	316,416
Enterprise Products Operating LLC 2.550%, 10/15/19	500,000	496,739
3.700%, 2/15/26	382,000	373,697
Hess Corp. 4.300%, 4/1/27	300,000	275,622
Kerr-McGee Corp. 6.950%, 7/1/24	400,000	448,091
Kinder Morgan Energy Partners LP 4.150%, 3/1/22	193,000	194,855
Kinder Morgan, Inc. 3.150%, 1/15/23	375,000	362,954
4.300%, 3/1/28	230,000	225,672

See Notes to Financial Statements.

1399

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)

Marathon Petroleum Corp. 5.125%, 12/15/26§		$150,000	$152,464
Noble Energy, Inc. 4.150%, 12/15/21		132,000	132,271
3.900%, 11/15/24		234,000	226,514
3.850%, 1/15/28		475,000	431,752
PDC Energy, Inc. 5.750%, 5/15/26		206,000	191,868
Petrobras Global Finance BV 6.125%, 1/17/22		272,000	278,392
Petroleos Mexicanos 6.500%, 1/23/29		102,000	94,901
Phillips 66 (ICE LIBOR USD 3 Month + 0.60%), 3.289%, 2/26/21 (k)		1,000,000	996,946
Plains All American Pipeline LP 3.600%, 11/1/24		314,000	296,730
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24§		325,172	347,121
9.250%, 7/6/24 (m)		325,173	347,122
Sabine Pass Liquefaction LLC 5.625%, 2/1/21 (e)		600,000	618,580
5.625%, 3/1/25		383,000	395,119
5.000%, 3/15/27		218,000	220,692
Sunoco LP 4.875%, 1/15/23		211,000	207,263
TransCanada PipeLines Ltd. 9.875%, 1/1/21		145,000	161,635
Western Gas Partners LP 4.500%, 3/1/28		100,000	93,543
4.750%, 8/15/28		64,000	60,898
Williams Cos., Inc. (The) 4.125%, 11/15/20		172,000	173,435

			9,505,276

Total Energy			10,367,045

Financials (7.5%)
Banks (4.4%)
Banco Espirito Santo SA 4.000%, 1/21/19 (h)(m)(r)	EUR	1,700,000	545,377
Banco Santander SA 3.500%, 4/11/22		$200,000	195,898
5.179%, 11/19/25		200,000	197,872
3.250%, 4/4/26 (m)	EUR	300,000	351,490
Bank of America Corp. 3.300%, 1/11/23		$2,000,000	1,971,084
(ICE LIBOR USD 3 Month + 1.00%), 3.487%, 4/24/23 (k)		600,000	597,586
4.100%, 7/24/23		900,000	912,415
4.125%, 1/22/24		1,700,000	1,721,401
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)		800,000	790,184

Series DD (ICE LIBOR USD 3 Month + 4.55%), 6.300%, 3/10/26 (k)(y)		83,000	84,556
Series L 3.950%, 4/21/25		850,000	823,991
Series Z (ICE LIBOR USD 3 Month + 4.17%), 6.500%, 10/23/24 (k) (y)		129,000	131,580
Bank of Nova Scotia (The) 2.500%, 1/8/21		87,000	85,856
1.875%, 4/26/21		900,000	879,609
Banque Federative du Credit Mutuel SA 2.750%, 10/15/20§		255,000	251,473
Barclays Bank plc 7.625%, 11/21/22		900,000	942,750
(ICE LIBOR USD 6 Month + 1.73%), 6.860%, 6/15/32 (k)(y)§		51,000	52,158
Barclays plc
(ICE LIBOR USD 3 Month + 2.11%), 4.728%, 8/10/21 (k)		1,300,000	1,311,666
3.684%, 1/10/23		925,000	885,299
(ICE LIBOR USD 3 Month + 1.43%), 4.046%, 2/15/23 (k)		700,000	673,438
(ICE LIBOR USD 3 Month + 1.40%), 4.610%, 2/15/23 (k)		900,000	892,170
(BPSW1 + 1.32%), 2.375%, 10/6/23 (k)(m)	GBP	400,000	493,767
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)		$200,000	194,977
3.250%, 2/12/27 (m)	GBP	500,000	610,355
BB&T Corp. 2.625%, 6/29/20		$145,000	143,785
BNP Paribas SA 2.375%, 5/21/20		200,000	197,633
3.800%, 1/10/24§		325,000	316,247
Citibank NA
(ICE LIBOR USD 3 Month + 0.32%), 2.861%, 5/1/20 (k)		1,100,000	1,096,703
3.050%, 5/1/20		1,100,000	1,098,020
2.850%, 2/12/21		500,000	494,430
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.96%), 3.450%, 4/25/22 (k)		2,100,000	2,072,433
(ICE LIBOR USD 3 Month + 4.07%), 5.950%, 1/30/23 (k)(y)		115,000	104,592
(ICE LIBOR USD 3 Month + 1.02%), 3.761%, 6/1/24 (k)		800,000	783,472

See Notes to Financial Statements.

1400

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)

(ICE LIBOR USD 3 Month + 1.02%), 4.044%, 6/1/24 (k)		$496,000	$496,799
3.875%, 3/26/25		320,000	308,896
Series Q (ICE LIBOR USD 3 Month + 4.10%), 5.950%, 8/15/20 (k)(y)		225,000	218,531
Commonwealth Bank of Australia 2.250%, 3/10/20§		346,000	342,369
2.300%, 3/12/20		250,000	247,573
Compass Bank 5.500%, 4/1/20		543,000	553,567
2.875%, 6/29/22		410,000	390,006
Cooperatieve Rabobank UA 6.875%, 3/19/20 (m)	EUR	600,000	742,061
(ICE LIBOR USD 3 Month + 0.43%), 2.938%, 4/26/21 (k)		$800,000	797,836
4.375%, 8/4/25		445,000	436,107
Credit Agricole SA 2.750%, 6/10/20§		250,000	248,069
3.375%, 1/10/22§		320,000	315,833
3.750%, 4/24/23§		800,000	782,711
Credit Suisse Group Funding Guernsey Ltd. 3.800%, 9/15/22		800,000	791,628
3.800%, 6/9/23		255,000	250,728
3.750%, 3/26/25		1,800,000	1,723,562
Dexia Credit Local SA 2.375%, 9/20/22§		1,400,000	1,370,542
Discover Bank 4.200%, 8/8/23		800,000	793,852
(USD Swap Semi 5 Year + 1.73%), 4.682%, 8/9/28 (k)		250,000	245,268
HSBC Bank USA NA 4.875%, 8/24/20		250,000	255,572
HSBC Holdings plc 4.250%, 3/14/24		200,000	199,244
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)		201,000	197,152
ING Groep NV
(USD Swap Semi 5 Year + 5.12%), 6.875%, 4/16/22 (k)(m)(y)		200,000	200,000
JPMorgan Chase & Co. 6.300%, 4/23/19		89,000	89,845
4.400%, 7/22/20		1,121,000	1,142,042
(ICE LIBOR USD 3 Month + 0.61%), 3.411%, 6/18/22 (k)		1,000,000	989,353
(ICE LIBOR USD 3 Month + 0.61%), 3.514%, 6/18/22 (k)		1,000,000	1,000,845
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		400,000	386,371

(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		263,000	256,177
Series V (ICE LIBOR USD 3 Month + 3.32%), 5.000%, 7/1/19 (k)(y)		300,000	292,125
KeyBank NA 2.250%, 3/16/20		250,000	247,379
Lloyds Banking Group plc 3.100%, 7/6/21		400,000	391,996
2.250%, 10/16/24 (m)	GBP	500,000	609,358
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 3.385%, 3/7/25 (k)	AUD	1,100,000	748,086
4.000%, 3/7/25		1,300,000	909,577
4.450%, 5/8/25		$800,000	782,274
4.582%, 12/10/25		332,000	315,451
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		286,000	281,800
Mitsubishi UFJ Financial Group, Inc. 3.455%, 3/2/23		1,000,000	996,138
(ICE LIBOR USD 3 Month + 0.74%), 3.478%, 3/2/23 (k)		800,000	786,791
Mizuho Financial Group, Inc. 3.549%, 3/5/23		800,000	798,286
(ICE LIBOR USD 3 Month + 1.00%), 3.922%, 9/11/24 (k)		900,000	905,779
MUFG Bank Ltd. 2.300%, 3/5/20§		200,000	197,788
National Australia Bank Ltd. 2.625%, 7/23/20		250,000	247,072
3.625%, 6/20/23		800,000	800,240
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 3.090%, 5/17/21 (k)§		800,000	799,004
PNC Bank NA 2.600%, 7/21/20		250,000	247,677
Royal Bank of Scotland Group plc (USD Swap Semi 5 Year + 7.60%), 8.625%, 8/15/21 (k)(y)		260,000	269,425
3.875%, 9/12/23		800,000	765,332
Santander Holdings USA, Inc. 4.400%, 7/13/27		405,000	381,395
Santander UK Group Holdings plc 2.875%, 8/5/21		800,000	774,937
3.571%, 1/10/23		331,000	316,885
Santander UK plc 5.000%, 11/7/23§		795,000	781,755

See Notes to Financial Statements.

1401

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 3 Month + 0.43%), 3.070%, 5/17/21 (k)§	$800,000	$794,346
3.250%, 5/17/21§	800,000	797,555
Societe Generale SA 4.250%, 9/14/23 (b)§	800,000	790,116
Standard Chartered plc
(USD Swap Semi 5 Year + 6.30%), 7.500%, 4/2/22 (k)(m)(y)	200,000	199,500
(ICE LIBOR USD 3 Month + 1.15%), 4.247%, 1/20/23 (b)(k)§	800,000	789,913
5.200%, 1/26/24§	200,000	202,693
(ICE LIBOR USD 3 Month + 1.51%), 4.030%, 1/30/27 (k)(y)§	200,000	155,000
SunTrust Banks, Inc.
(ICE LIBOR USD 3 Month + 3.86%), 5.625%, 12/15/19 (k)(y)	78,000	77,122
Svenska Handelsbanken AB 3.350%, 5/24/21	800,000	799,265
Toronto-Dominion Bank (The) 3.350%, 10/22/21§	900,000	906,917
2.500%, 1/18/22§	1,100,000	1,081,426
UBS Group Funding Switzerland AG 3.000%, 4/15/21§	1,000,000	988,522
4.125%, 9/24/25§	220,000	219,805
UniCredit SpA 7.830%, 12/4/23§	1,600,000	1,672,971
US Bancorp
Series J (ICE LIBOR USD 3 Month + 2.91%), 5.300%, 4/15/27 (k)(y)	171,000	160,313
US Bank NA 3.150%, 4/26/21	1,000,000	997,831
Wells Fargo & Co. 3.069%, 1/24/23	318,000	308,661
(ICE LIBOR USD 3 Month + 1.23%), 3.757%, 10/31/23 (k)	1,600,000	1,592,937
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.51%), 2.987%, 10/22/21 (k)	600,000	592,896
3.550%, 8/14/23	900,000	896,792
Westpac Banking Corp. 2.100%, 2/25/21§	2,400,000	2,353,548

		67,701,485

Capital Markets (1.3%)
Bank of New York Mellon Corp. (The) 2.600%, 8/17/20	700,000	694,966
Series E (ICE LIBOR USD 3 Month + 3.42%), 4.950%, 6/20/20 (k)(y)	309,000	301,275

Blackstone CQP Holdco LP 6.000%, 8/18/21 (b)§	800,000	800,952
Credit Suisse Group AG
(ICE LIBOR USD 3 Month + 1.20%), 2.997%, 12/14/23 (k)§	600,000	570,621
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§	1,000,000	991,543
Deutsche Bank AG
(ICE LIBOR USD 3 Month + 1.91%), 4.528%, 5/10/19 (k)(x)	1,700,000	1,699,353
3.150%, 1/22/21	800,000	772,444
3.300%, 11/16/22	1,100,000	1,013,968
3.950%, 2/27/23	1,000,000	938,754
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	234,000	225,531
5.750%, 1/24/22	310,000	324,383
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	1,100,000	1,066,508
3.200%, 2/23/23	800,000	773,311
3.850%, 7/8/24	315,000	307,149
3.750%, 5/22/25	234,000	223,301
(ICE LIBOR USD 3 Month + 1.17%), 3.786%, 5/15/26 (k)	800,000	766,331
Series D 6.000%, 6/15/20	243,000	251,619
Series P (ICE LIBOR USD 3 Month + 2.87%), 5.000%, 11/10/22 (k)(y)	213,000	177,855
ING Bank NV 5.800%, 9/25/23§	385,000	403,006
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	231,000	232,733
Morgan Stanley 2.500%, 4/21/21	1,000,000	980,208
(ICE LIBOR USD 3 Month + 1.18%), 3.649%, 1/20/22 (k)	700,000	699,572
5.000%, 11/24/25	300,000	306,195
3.125%, 7/27/26	800,000	737,995
4.350%, 9/8/26	891,000	867,960
Series 3NC2
(ICE LIBOR USD 3 Month + 0.80%), 3.414%, 2/14/20 (k)	800,000	802,596
Series J (ICE LIBOR USD 3 Month + 3.81%), 5.550%, 7/15/20 (k)(y)	30,000	29,138
S&P Global, Inc. 4.400%, 2/15/26	316,000	328,417
UBS AG
(ICE LIBOR USD 3 Month + 0.58%), 3.347%, 6/8/20 (k)§	1,000,000	1,000,993

See Notes to Financial Statements.

1402

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)

2.450%, 12/1/20§		$900,000	$884,071
7.625%, 8/17/22		960,000	1,023,600

			20,196,348

Consumer Finance (1.0%)
AerCap Ireland Capital DAC 3.300%, 1/23/23		800,000	759,526
AGFC Capital Trust I
(ICE LIBOR USD 3 Month + 1.75%), 4.186%, 1/15/67 (b)(k)§		1,070,000	545,058
American Express Co. 3.375%, 5/17/21		800,000	801,107
3.400%, 2/27/23		1,000,000	990,973
Series C (ICE LIBOR USD 3 Month + 3.29%), 4.900%, 3/15/20 (k)(y)		125,000	119,687
Capital One Financial Corp. 3.300%, 10/30/24		398,000	375,014
Ford Motor Credit Co. LLC 2.943%, 1/8/19		900,000	899,748
2.459%, 3/27/20		800,000	782,524
2.425%, 6/12/20		800,000	777,699
3.200%, 1/15/21		1,700,000	1,647,311
5.875%, 8/2/21		236,000	241,929
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.93%), 3.366%, 4/13/20 (k)		900,000	894,315
3.200%, 7/13/20		1,100,000	1,087,363
4.000%, 1/15/25		55,000	51,554
4.300%, 7/13/25		70,000	65,882
Harley-Davidson Financial Services, Inc. 2.150%, 2/26/20§		800,000	785,966
2.400%, 6/15/20§		600,000	588,788
3.550%, 5/21/21§		800,000	795,315
LeasePlan Corp. NV 2.875%, 1/22/19§		800,000	799,625
Navient Corp. 4.875%, 6/17/19		552,000	549,930
6.625%, 7/26/21		260,000	250,900
Springleaf Finance Corp. 6.125%, 5/15/22		700,000	679,000
Synchrony Financial 4.500%, 7/23/25		326,000	294,665

			14,783,879

Diversified Financial Services (0.4%)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		306,380	309,076
GE Capital European Funding Unlimited Co. 2.250%, 7/20/20 (m)	EUR	600,000	702,364

JPMorgan Chase Bank NA
(ICE LIBOR USD 3 Month + 0.35%), 3.086%, 4/26/21 (k)		$700,000	697,730
National Rural Utilities Cooperative Finance Corp.
(ICE LIBOR USD 3 Month + 0.38%), 3.178%, 6/30/21 (k)		900,000	899,489
NTT Finance Corp. 1.900%, 7/21/21 (m)		600,000	581,247
Private Export Funding Corp. 2.650%, 2/16/21 (b)§		1,300,000	1,296,511
Series II 2.050%, 11/15/22		79,000	77,127
Series Z 4.375%, 3/15/19		20,000	20,064
Synchrony Bank 3.650%, 5/24/21		1,000,000	979,919
Voya Financial, Inc.
(ICE LIBOR USD 3 Month + 3.58%), 5.650%, 5/15/53 (k)		91,000	84,348
Waha Aerospace BV 3.925%, 7/28/20§		223,000	223,000

			5,870,875

Insurance (0.3%)
Ambac LSNI LLC
(ICE LIBOR USD 3 Month + 5.00%, 6.00% Floor), 7.803%, 2/12/23 (k)§		1,331,233	1,331,233
American International Group, Inc.
Series A-9
(ICE LIBOR USD 3 Month + 2.87%), 5.750%, 4/1/48 (k)		196,000	169,540
Assurant, Inc. 4.200%, 9/27/23		1,000,000	996,687
MetLife Capital Trust IV 7.875%, 12/15/37§		192,000	218,400
Nationwide Mutual Insurance Co. 9.375%, 8/15/39§		100,000	150,200
New York Life Global Funding 1.950%, 2/11/20§		433,000	427,865
2.900%, 1/17/24§		900,000	873,393

			4,167,318

Thrifts & Mortgage Finance (0.1%)
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§		1,000,000	962,656
4.000%, 9/14/26§		435,000	395,110

			1,357,766

Total Financials			114,077,671

See Notes to Financial Statements.

1403

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

Health Care (0.9%)
Biotechnology (0.2%)
AbbVie, Inc. 2.900%, 11/6/22	$800,000	$778,401
Biogen, Inc. 4.050%, 9/15/25	360,000	358,549
Celgene Corp. 2.875%, 2/19/21	800,000	790,007
2.250%, 8/15/21	900,000	871,611
Gilead Sciences, Inc. 2.550%, 9/1/20	414,000	410,393

		3,208,961

Health Care Equipment & Supplies (0.2%)
Becton Dickinson and Co. 3.734%, 12/15/24	90,000	87,618
Boston Scientific Corp. 6.000%, 1/15/20	900,000	921,740
2.850%, 5/15/20	600,000	595,014
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	900,000	911,707
2.700%, 4/1/20	171,000	169,122

		2,685,201

Health Care Providers & Services (0.3%)
Centene Corp. 5.375%, 6/1/26§	600,000	586,680
Cigna Corp. 3.750%, 7/15/23§	105,000	104,637
4.125%, 11/15/25§	124,000	123,623
4.375%, 10/15/28§	165,000	165,849
CVS Health Corp. 3.125%, 3/9/20	800,000	798,304
3.700%, 3/9/23	900,000	892,871
4.100%, 3/25/25	205,000	203,746
4.300%, 3/25/28	205,000	200,206
HCA, Inc. 4.250%, 10/15/19	800,000	794,000
5.250%, 6/15/26	47,000	46,349
5.375%, 9/1/26	186,000	179,433
UnitedHealth Group, Inc. 1.700%, 2/15/19	700,000	698,905

		4,794,603

Pharmaceuticals (0.2%)
Allergan Funding SCS 3.450%, 3/15/22	1,000,000	983,721
Bayer US Finance II LLC 4.250%, 12/15/25§	1,000,000	968,206
Bayer US Finance LLC 2.375%, 10/8/19§	258,000	256,485
Mylan NV 3.750%, 12/15/20	600,000	599,926
Takeda Pharmaceutical Co. Ltd. 4.400%, 11/26/23§	390,000	393,779
Zoetis, Inc. 3.450%, 11/13/20	152,000	152,448

		3,354,565

Total Health Care		14,043,330

Industrials (1.0%)
Aerospace & Defense (0.1%)
Embraer Netherlands Finance BV 5.400%, 2/1/27	240,000	247,800
Rockwell Collins, Inc. 2.800%, 3/15/22	800,000	779,884
United Technologies Corp. 3.950%, 8/16/25	301,000	300,177

		1,327,861

Airlines (0.1%)
Delta Air Lines, Inc. 2.600%, 12/4/20	950,000	931,285
3.625%, 3/15/22	800,000	781,431

		1,712,716

Building Products (0.1%)
Boral Finance Pty. Ltd. 3.000%, 11/1/22§	1,100,000	1,059,384
CRH America Finance, Inc. 4.500%, 4/4/48§	1,000,000	881,769

		1,941,153

Commercial Services & Supplies (0.1%)
Brambles USA, Inc. 5.350%, 4/1/20§	700,000	716,253

Industrial Conglomerates (0.1%)
Alfa SAB de CV 5.250%, 3/25/24§	235,000	233,238
General Electric Co. 6.150%, 8/7/37	600,000	589,599
Series D (ICE LIBOR USD 3 Month + 3.33%), 5.000%, 1/21/21 (k)(y)	99,000	76,230

		899,067

Machinery (0.1%)
CNH Industrial Capital LLC 4.875%, 4/1/21	600,000	610,044
3.875%, 10/15/21	500,000	496,323
Komatsu Finance America, Inc. 2.437%, 9/11/22 (m)	1,000,000	965,380

		2,071,747

Road & Rail (0.2%)
Avis Budget Car Rental LLC 5.250%, 3/15/25§	149,000	128,512
Penske Truck Leasing Co. LP 3.200%, 7/15/20§	500,000	496,997
3.375%, 2/1/22§	800,000	789,820
4.875%, 7/11/22§	750,000	774,110
Rumo Luxembourg Sarl 5.875%, 1/18/25§	255,000	244,163

		2,433,602

Trading Companies & Distributors (0.1%)
Aircastle Ltd. 5.125%, 3/15/21	900,000	913,028

See Notes to Financial Statements.

1404

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

International Lease Finance Corp.
5.875%, 8/15/22	$500,000	$520,082
Mitsubishi Corp. 2.625%, 7/14/22 (m)	800,000	780,997

		2,214,107

Transportation Infrastructure (0.1%)
Adani Ports & Special Economic Zone Ltd.
3.950%, 1/19/22§	245,000	241,665
Central Nippon Expressway Co. Ltd.
(ICE LIBOR USD 3 Month + 1.00%), 3.707%, 5/28/21 (k)(m)	1,600,000	1,607,680

		1,849,345

Total Industrials		15,165,851

Information Technology (0.5%)
Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc. 3.500%, 4/1/22	800,000	790,103

IT Services (0.0%)
Total System Services, Inc. 4.000%, 6/1/23	139,000	138,608

Semiconductors & Semiconductor Equipment (0.1%)
Broadcom Corp. 3.625%, 1/15/24	81,000	76,553
3.875%, 1/15/27	877,000	785,850
KLA-Tencor Corp. 4.650%, 11/1/24	312,000	319,067
Lam Research Corp. 2.800%, 6/15/21	133,000	131,197
Microchip Technology, Inc. 3.922%, 6/1/21§	900,000	893,194

		2,205,861

Software (0.1%)
Oracle Corp. 1.900%, 9/15/21	1,000,000	966,654
VMware, Inc. 2.950%, 8/21/22	800,000	760,200

		1,726,854

Technology Hardware, Storage & Peripherals (0.2%)
Dell International LLC 4.420%, 6/15/21§	747,000	744,994
5.450%, 6/15/23§	868,000	881,707
6.020%, 6/15/26§	190,000	190,858
Hewlett Packard Enterprise Co. 2.100%, 10/4/19§	279,000	276,123
Seagate HDD Cayman 4.750%, 1/1/25	170,000	150,692
Western Digital Corp. 4.750%, 2/15/26	271,000	235,092

		2,479,466

Total Information Technology		7,340,892

Materials (0.3%)
Chemicals (0.3%)
DowDuPont, Inc. 4.205%, 11/15/23	230,000	235,293
4.493%, 11/15/25	230,000	236,110
Eastman Chemical Co. 3.800%, 3/15/25	110,000	106,361
Incitec Pivot Finance LLC 6.000%, 12/10/19§	700,000	714,814
International Flavors & Fragrances, Inc. 3.400%, 9/25/20	800,000	800,452
LYB International Finance BV 4.000%, 7/15/23	345,000	343,812
Mexichem SAB de CV 4.875%, 9/19/22§	225,000	225,281
Syngenta Finance NV 3.698%, 4/24/20§	900,000	889,515
4.441%, 4/24/23§	700,000	671,300

		4,222,938

Metals & Mining (0.0%)
Glencore Funding LLC 4.125%, 5/30/23§	137,000	134,742
Vale Overseas Ltd. 6.250%, 8/10/26	450,000	486,000
Yamana Gold, Inc. 4.950%, 7/15/24	171,000	168,773

		789,515

Paper & Forest Products (0.0%)
Suzano Austria GmbH 6.000%, 1/15/29§	243,000	247,556

Total Materials		5,260,009

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
American Tower Corp. (REIT) 3.400%, 2/15/19	85,000	84,979
Brixmor Operating Partnership LP (REIT)
3.900%, 3/15/27	800,000	757,609
Crown Castle International Corp. (REIT)
2.250%, 9/1/21	500,000	483,144
4.875%, 4/15/22	656,000	678,308
3.700%, 6/15/26	800,000	759,153
Digital Realty Trust LP (REIT) 3.400%, 10/1/20	800,000	796,838
EPR Properties (REIT) 4.500%, 4/1/25	800,000	789,182
GLP Capital LP (REIT) 5.250%, 6/1/25	600,000	602,139
Host Hotels & Resorts LP (REIT)
Series D 3.750%, 10/15/23	12,000	11,712
Kilroy Realty LP (REIT) 4.375%, 10/1/25	1,700,000	1,703,347
Mid-America Apartments LP (REIT) 3.600%, 6/1/27	800,000	769,523

See Notes to Financial Statements.

1405

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)

VEREIT Operating Partnership LP (REIT) 4.625%, 11/1/25		$800,000	$795,861
Washington Prime Group LP (REIT) 5.950%, 8/15/24 (x)		400,000	351,988
WEA Finance LLC (REIT) 3.250%, 10/5/20§		800,000	798,180
Welltower, Inc. (REIT) 4.000%, 6/1/25		230,000	227,626

			9,609,589

Real Estate Management & Development (0.1%)
CPI Property Group SA 2.125%, 10/4/24 (m)	EUR	700,000	773,780
Tesco Property Finance 5 plc 5.661%, 10/13/41 (m)	GBP	491,875	693,838

			1,467,618

Total Real Estate			11,077,207

Utilities (0.7%)
Electric Utilities (0.6%)
Chugoku Electric Power Co., Inc. (The) 2.701%, 3/16/20 (m)		$800,000	792,856
Duke Energy Corp. 5.050%, 9/15/19		700,000	706,888
(ICE LIBOR USD 3 Month + 0.50%), 3.114%, 5/14/21 (b)(k)§		800,000	800,955
3.050%, 8/15/22		600,000	588,626
3.750%, 4/15/24		600,000	597,945
Electricite de France SA 2.350%, 10/13/20§		900,000	886,856
Enel Chile SA 4.875%, 6/12/28		226,000	224,182
Entergy Arkansas LLC 3.750%, 2/15/21		1,530,000	1,546,763
Genneia SA 8.750%, 1/20/22§		121,000	109,051
NextEra Energy Capital Holdings, Inc.
Series H 3.342%, 9/1/20		1,000,000	994,284
Perusahaan Listrik Negara PT 5.450%, 5/21/28§		331,000	331,828
Southern Co. (The) 2.350%, 7/1/21		1,000,000	969,958
Terraform Global Operating LLC 6.125%, 3/1/26§		70,000	65,275

			8,615,467

Gas Utilities (0.1%)
CenterPoint Energy Resources Corp. 3.550%, 4/1/23		800,000	790,154

SGSP Australia Assets Pty. Ltd. 3.300%, 4/9/23 (e)(m)		1,000,000	975,000

			1,765,154

Independent Power and Renewable Electricity Producers (0.0%)
Exelon Generation Co. LLC 2.950%, 1/15/20		259,000	257,442

Multi-Utilities (0.0%)
Berkshire Hathaway Energy Co. 6.125%, 4/1/36		229,000	270,372

Total Utilities			10,908,435

Total Corporate Bonds			222,522,112

Foreign Government Securities (2.1%)
Arab Republic of Egypt 6.125%, 1/31/22§		210,000	205,800
Iraq Government AID Bond 2.149%, 1/18/22		7,460,000	7,335,213
Japan Bank for International Cooperation 2.375%, 7/21/22		800,000	781,676
Japan International Cooperation Agency 2.750%, 4/27/27		900,000	861,384
Japanese Government CPI Linked Bonds 0.100%, 3/10/27 TIPS	JPY	170,880,225	1,609,768
Kingdom of Jordan 2.578%, 6/30/22		$7,191,000	7,137,787
Republic of Argentina
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.50%), 51.865%, 3/11/19 (k)	ARS	12,985,000	344,123
(ARLLMONP + 0.00%), 59.380%, 6/21/20 (k)		340,000	9,605
Republic of Panama 9.375%, 4/1/29		$190,000	265,525
State of Qatar 4.500%, 4/23/28§		900,000	937,125
5.103%, 4/23/48§		800,000	839,000
Tokyo Metropolitan Government Bond 2.500%, 6/8/22§		1,400,000	1,370,594
Ukraine Government AID Bonds 1.471%, 9/29/21		11,300,000	10,925,970
United Mexican States 3.600%, 1/30/25		250,000	238,562

Total Foreign Government Securities			32,862,132

See Notes to Financial Statements.

1406

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

Loan Participation (0.2%)
Industrials (0.2%)
Trading Companies & Distributors (0.2%)
AerCap Holdings NV
(ICE LIBOR USD 3 Month + 1.75%), 4.553%, 10/6/23 (k)	$3,000,000	$2,911,500

Total Industrials		2,911,500

Total Loan Participation		2,911,500

Mortgage-Backed Securities (13.4%)
FHLMC
4.670%, 11/1/31 (l)	3,045	3,192
5.500%, 1/1/35	65,901	70,759
5.500%, 7/1/35	46,059	49,328
4.000%, 7/1/44	498,661	512,959
4.000%, 2/1/46	641,827	659,627
4.000%, 7/1/48	190,821	194,578
4.000%, 8/1/48	634,848	647,346
4.000%, 9/1/48	796,521	812,203
4.500%, 10/1/48	598,431	619,680
4.000%, 11/1/48	259,663	264,755
4.500%, 11/1/48	1,395,960	1,445,091
5.000%, 11/1/48	409,557	431,906
4.000%, 12/1/48	480,000	489,375
3.000%, 1/15/49 TBA	4,000,000	3,900,625
3.500%, 1/15/49 TBA	4,000,000	3,997,188
4.000%, 1/15/49 TBA	4,000,000	4,076,406
FNMA
5.000%, 2/1/24 (l)	172	177
9.000%, 8/1/26	832	928
4.290%, 1/1/28 (l)	18,268	18,702
2.500%, 5/1/30	17,579	17,253
2.500%, 8/1/31	540,888	529,500
2.500%, 11/1/31	940,747	920,352
2.500%, 12/1/31	311,985	305,221
2.500%, 1/1/32	809,259	792,261
2.500%, 2/1/32	33,207	32,487
2.265%, 3/1/33 (l)	23,080	22,682
5.500%, 4/1/33	59,866	64,198
5.500%, 7/1/33	59,602	63,912
5.500%, 4/1/34	31,852	34,199
5.500%, 5/1/34	22,256	23,896
5.500%, 11/1/34	92,577	99,550
5.500%, 2/1/35	345,424	371,142
4.500%, 8/1/35	47,981	50,191
5.000%, 10/1/35	27,396	29,106
4.431%, 1/1/36 (l)	286,910	299,533
5.000%, 7/1/36	32,680	34,713
3.423%, 2/1/37 (l)	78,386	81,409
4.500%, 7/1/37	9,418	9,845
4.500%, 8/1/37	11,615	12,153
4.500%, 4/1/38	86,117	90,100
4.500%, 2/1/39	398,735	417,176
4.500%, 3/1/39	453,096	474,052
4.500%, 4/1/39	257,851	269,777
4.500%, 5/1/39	4,768	4,988
4.500%, 6/1/39	41,064	42,963
4.500%, 7/1/39	385,726	404,211
5.000%, 12/1/39	90,066	95,596

4.500%, 1/1/40	47,375	49,566
4.000%, 12/1/40	300,446	309,120
4.409%, 12/1/40 (l)	6,964	7,207
4.500%, 3/1/41	36,928	38,624
4.500%, 5/1/41	5,056	5,296
4.500%, 7/1/41	3,742	3,914
4.500%, 9/1/42	154,027	161,151
4.500%, 11/1/42	59,030	61,761
4.000%, 10/1/43	1,171,944	1,204,126
3.000%, 5/1/45	131,615	128,824
3.000%, 8/1/45	1,063,999	1,041,430
3.500%, 9/1/47	1,936,482	1,936,853
3.500%, 11/1/47	662,986	663,012
3.500%, 12/1/47	2,022,687	2,022,766
3.500%, 2/1/48	2,986,500	2,986,617
3.500%, 3/1/48	2,182,781	2,185,474
3.500%, 4/1/48	1,835,837	1,835,908
3.500%, 5/1/48	1,517,103	1,519,059
4.000%, 8/1/48	430,052	440,114
4.000%, 9/1/48	829,768	849,183
4.500%, 9/1/48	1,740,462	1,814,204
4.000%, 12/1/48	460,000	470,691
3.000%, 1/25/49 TBA	32,000,000	31,215,002
3.500%, 1/25/49 TBA	19,900,000	19,890,671
4.000%, 1/25/49 TBA	56,085,000	57,167,267
5.000%, 1/25/49 TBA	1,075,000	1,125,726
3.500%, 2/25/49 TBA	34,100,000	34,061,371
4.000%, 2/25/49 TBA	7,700,000	7,841,969
GNMA 3.750%, 7/20/27 (l)	1,374	1,397
3.000%, 5/15/43	313,493	310,345
3.000%, 7/15/45	678,961	671,509
3.000%, 5/20/46	593,715	586,084
3.500%, 1/15/49 TBA	1,000,000	1,006,641
4.000%, 1/15/49 TBA	1,000,000	1,023,984
5.000%, 1/15/49 TBA	5,000,000	5,200,781

Total Mortgage-Backed Securities		203,624,938

Municipal Bonds (0.2%)
City of Chicago Taxable General Obligation Bonds, Series 2008A 5.630%, 1/1/22	700,000	708,085
City of Chicago Taxable General Obligation Bonds, Series 2015B 7.750%, 1/1/42	600,000	642,336
Colorado Metro Wastewater Reclamation District, Sewer Improvement Bonds, Revenue Bonds, Series 2009B 4.718%, 4/1/19	445,000	447,042
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.841%, 8/1/21	255,000	273,317
Pennsylvania Higher Education Assistance Agency
Series 2009-1 A1 A1
(ICE LIBOR USD 3 Month + 0.90%), 3.390%, 7/25/29 (k)	432,521	436,101

See Notes to Financial Statements.

1407

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)

Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	$955,000	$1,024,648

Total Municipal Bonds		3,531,529

U.S. Government Agency Securities (27.8%)
FHLB 5.375%, 5/15/19	215,000	217,186
4.125%, 12/13/19	50,000	50,615
2.125%, 2/11/20	10,000,000	9,946,532
4.125%, 3/13/20	6,819,000	6,944,009
2.625%, 5/28/20	53,545,000	53,595,830
4.625%, 9/11/20	1,025,000	1,061,076
1.375%, 9/28/20	72,365,000	70,905,709
3.625%, 3/12/21	9,050,000	9,245,002
5.625%, 6/11/21	150,000	161,010
2.750%, 12/13/24	17,950,000	17,964,333
3.250%, 11/16/28	5,410,000	5,504,850
FHLMC 2.000%, 7/30/19	64,000	63,726
1.250%, 10/2/19	1,430,000	1,415,319
1.375%, 5/1/20	30,198,000	29,730,073
2.375%, 1/13/22	46,804,000	46,605,701
2.750%, 6/19/23	34,032,000	34,203,501
Financing Corp. 8.600%, 9/26/19	30,000	31,270
FNMA 1.750%, 1/30/19	277,000	276,824
1.625%, 1/21/20	5,581,000	5,524,067
1.500%, 7/30/20	23,405,000	23,021,982
2.875%, 10/30/20	5,167,000	5,195,095
1.500%, 11/30/20	10,455,000	10,242,990
1.375%, 2/26/21	40,097,000	39,115,654
2.500%, 4/13/21	11,000,000	10,992,859
2.750%, 6/22/21	2,327,000	2,338,380
2.875%, 9/12/23	18,290,000	18,498,795
1.875%, 9/24/26	16,816,000	15,607,109
NCUA Guaranteed Notes 3.450%, 6/12/21	20,000	20,338
Resolution Funding Corp.
(Zero Coupon), 7/15/20 STRIPS	4,157,000	3,996,563
Tennessee Valley Authority 3.875%, 2/15/21	818,000	839,162
1.875%, 8/15/22	850,000	829,834

Total U.S. Government Agency Securities		424,145,394

U.S. Treasury Obligations (46.2%)
U.S. Treasury Bonds 7.875%, 2/15/21	798,000	885,749
8.125%, 5/15/21	355,000	400,373
8.000%, 11/15/21	265,000	305,112
6.125%, 11/15/27	4,347,000	5,521,879
5.500%, 8/15/28	333,000	411,333
5.375%, 2/15/31	275,000	349,458
4.500%, 2/15/36	185,600	228,699
4.250%, 5/15/39	200,000	241,234
4.375%, 11/15/39	200,000	245,177
4.625%, 2/15/40	4,400,300	5,575,317
4.375%, 5/15/40	1,000,000	1,227,578

3.750%, 8/15/41	94,000	106,010
3.000%, 5/15/42	1,010,500	1,011,053
2.875%, 5/15/43	1,000,000	976,224
3.625%, 8/15/43	3,827,300	4,235,546
3.750%, 11/15/43	421,000	475,379
3.625%, 2/15/44	1,055,000	1,168,522
3.125%, 8/15/44 (z)	4,359,100	4,447,304
3.000%, 11/15/44	483,700	482,692
3.000%, 5/15/45	638,000	636,405
2.875%, 8/15/45	1,725,000	1,679,449
2.500%, 5/15/46	1,429,700	1,289,187
3.000%, 5/15/47 (z)	7,588,000	7,556,186
2.750%, 11/15/47	268,000	253,665
3.000%, 2/15/48	1,458,100	1,450,468
U.S. Treasury Inflation Linked Notes 0.125%, 4/15/21 TIPS	1,648,500	1,603,148
0.625%, 7/15/21 TIPS	1,234,222	1,220,596
0.375%, 7/15/25 TIPS	2,468,670	2,380,131
0.625%, 1/15/26 TIPS	1,277,136	1,243,930
0.125%, 7/15/26 TIPS	501,125	470,389
0.750%, 7/15/28 TIPS	3,727,528	3,649,291
U.S. Treasury Notes
1.750%, 9/30/19	930,000	923,957
1.375%, 9/30/20	1,094,000	1,072,455
2.000%, 11/30/20	3,440,000	3,408,108
2.000%, 1/15/21	1,000,000	990,026
3.625%, 2/15/21	19,115,000	19,557,283
1.125%, 2/28/21	10,776,900	10,467,344
2.000%, 2/28/21	4,600,000	4,552,024
1.250%, 3/31/21	19,440,000	18,926,916
2.250%, 3/31/21# (z)	6,300,000	6,267,188
3.125%, 5/15/21	8,723,000	8,853,277
1.375%, 5/31/21	4,113,000	4,007,658
2.125%, 8/15/21	17,221,000	17,062,469
1.125%, 9/30/21	9,862,000	9,511,436
2.125%, 9/30/21 (z)	8,100,000	8,022,481
1.250%, 10/31/21	14,750,200	14,257,567
2.000%, 11/15/21	3,135,000	3,094,465
1.875%, 11/30/21	9,662,600	9,503,947
1.875%, 1/31/22	167,000	164,021
2.000%, 2/15/22	8,689,600	8,567,290
1.750%, 3/31/22	20,834,000	20,366,591
1.750%, 5/15/22	23,463,000	22,910,641
1.750%, 5/31/22	8,040,000	7,848,945
1.875%, 7/31/22	7,780,500	7,619,115
1.875%, 9/30/22	1,471,000	1,439,013
1.875%, 10/31/22	11,594,000	11,333,588
2.000%, 11/30/22	2,589,000	2,542,142
2.125%, 12/31/22	19,062,000	18,794,436
2.000%, 2/15/23	32,925,000	32,284,507
1.750%, 5/15/23	10,064,000	9,752,907
1.625%, 5/31/23	13,213,000	12,729,728
2.500%, 8/15/23	15,093,000	15,089,070
2.125%, 11/30/23	1,696,000	1,665,459
2.250%, 12/31/23	41,188,000	40,670,469
2.250%, 1/31/24	1,630,000	1,608,967
2.750%, 2/15/24	32,028,000	32,372,051
2.500%, 5/15/24	48,550,000	48,464,028
2.125%, 7/31/24 (z)	10,000,000	9,782,812
2.375%, 8/15/24	12,979,700	12,862,579

See Notes to Financial Statements.

1408

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)

2.125%, 9/30/24 (z)		$4,700,000	$4,593,209
2.250%, 11/15/24		8,143,000	8,004,102
2.000%, 2/15/25		20,557,000	19,886,221
2.125%, 5/15/25		30,428,000	29,610,643
2.000%, 8/15/25		1,689,900	1,629,323
2.250%, 11/15/25		21,330,500	20,861,673
1.625%, 5/15/26		738,500	689,603
1.500%, 8/15/26		10,635,000	9,810,649
2.000%, 11/15/26		10,469,300	9,993,547
2.250%, 2/15/27		15,397,900	14,953,406
2.250%, 8/15/27		26,294,000	25,447,320
2.250%, 11/15/27		11,532,000	11,139,642
2.750%, 2/15/28		14,968,000	15,045,569
2.875%, 5/15/28		5,240,000	5,320,306
2.875%, 8/15/28		10,217,000	10,374,379
3.125%, 11/15/28		4,901,000	5,083,894

Total U.S. Treasury Obligations			703,517,930

Total Long-Term Debt Securities (111.0%) (Cost $1,703,934,160)			1,691,406,205

	Number of Shares		Value (Note 1)
COMMON STOCKS:
Consumer Staples (0.0%)
Beverages (0.0%)
Crimson Wine Group Ltd.*		2	16

Total Consumer Staples			16

Financials (0.0%)
Diversified Financial Services (0.0%)
Jefferies Financial Group, Inc.		29	503

Total Financials			503

Total Common Stocks (0.0%) (Cost $–)			519

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.1%)
Barclays Bank plc (ICE LIBOR USD 3 Month + 0.40%), 2.89%, 10/25/19 (k)		$900,000	900,527

Commercial Paper (0.2%)
Coca-Cola Co. (The) 2.52%, 1/29/19 (n)(p)		3,200,000	3,193,506

Foreign Government Treasury Bills (0.3%)
Argentina Treasury Bills (79.50)%, 2/28/19 (p)	ARS	4,000	122
Japan Treasury Bills (0.05)%, 2/4/19 (p)	JPY	345,700,000	3,154,209
(0.10)%, 3/25/19 (p)		190,000,000	1,733,909

Total Foreign Government Treasury Bills			4,888,240

Repurchase Agreements (0.1%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $100,052, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $105,429. (xx)		$100,000	100,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $541,219, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $551,956. (xx)		541,133	541,133
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $700,113, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $714,183. (xx)		700,000	700,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $100,014, collateralized by various Common Stocks; total market value $111,321. (xx)		100,000	100,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $700,115, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $714,000. (xx)		700,000	700,000

Total Repurchase Agreements			2,141,133

Total Short-Term Investments (0.7%) (Cost $10,966,121)			11,123,406

See Notes to Financial Statements.

1409

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Contracts	Value (Note 1)

OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Canada 10 Year Bond 02/15/2019 at CAD 159.00, American StyleNotional Amount: CAD 2,300,000Exchange Traded*	23	$84
Euro-OAT 02/22/2019 at EUR 166.00, American StyleNotional Amount: EUR 9,000,000Exchange Traded*	90	1,031
Euro-OAT 02/22/2019 at EUR 163.00, American StyleNotional Amount: EUR 800,000Exchange Traded*	8	92
Long Gilt 02/22/2019 at GBP 150.00, American StyleNotional Amount: GBP 14,600,000Exchange Traded*	146	—
Long-Term Euro-BTP 02/22/2019 at EUR 160.00, American StyleNotional Amount: EUR 14,300,000Exchange Traded*	143	1,638
Long-Term Euro-BTP 02/22/2019 at EUR 155.00, American StyleNotional Amount: EUR 6,300,000Exchange Traded*	63	722
U.S. Treasury 10 Year Note 02/22/2019 at USD 132.00, American StyleNotional Amount: USD 1,300,000Exchange Traded*	13	203
U.S. Treasury 10 Year Note 02/22/2019 at USD 131.50, American StyleNotional Amount: USD 200,000Exchange Traded*	2	32
U.S. Treasury 10 Year Note 02/22/2019 at USD 134.00, American StyleNotional Amount: USD 4,600,000Exchange Traded*	46	—
U.S. Treasury 10 Year Note 02/22/2019 at USD 133.50, American StyleNotional Amount: USD 100,000Exchange Traded*	1	—
U.S. Treasury 30 Year Bond 02/22/2019 at USD 170.00, American StyleNotional Amount: USD 10,800,000Exchange Traded*	108	3,375
U.S. Treasury 30 Year Bond 02/22/2019 at USD 185.00, American StyleNotional Amount: USD 1,200,000Exchange Traded*	12	—

U.S. Treasury 30 Year Bond 02/22/2019 at USD 180.00, American StyleNotional Amount: USD 2,800,000Exchange Traded*	28	—
U.S. Treasury 30 Year Bond 02/22/2019 at USD 172.00, American StyleNotional Amount: USD 600,000Exchange Traded*	6	94

		7,271

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/22/2019 at EUR 147.00, American StyleNotional Amount: EUR 18,200,000Exchange Traded*	182	2,085
Euro-Bund 02/22/2019 at EUR 151.50, American StyleNotional Amount: EUR 600,000Exchange Traded*	6	69
U.S. Treasury 10 Year Note 02/22/2019 at USD 106.00, American StyleNotional Amount: USD 12,400,000Exchange Traded*	124	—
U.S. Treasury 5 Year Note 02/22/2019 at USD 103.75, American StyleNotional Amount: USD 47,900,000Exchange Traded*	479	—

		2,154

Total Options Purchased (0.0%) (Cost $15,289)		9,425

Total Investments in Securities (111.7%) (Cost $1,714,915,570)		1,702,539,555
Other Assets Less Liabilities (-11.7%)		(178,256,741)

Net Assets (100%)		$1,524,282,814

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $119,328,625 or 7.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $511,323.

See Notes to Financial Statements.

1410

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

(b)	Rule 144A Illiquid Security. At December 31, 2018, the market value of these securities amounted to $5,183,202 or 0.3% of net assets.
(e)	Step Bond—Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $16,668,997 or 1.1% of net assets.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $2,085,730. This was collateralized by cash of $2,141,133 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARM	—	Adjustable Rate Mortgage
ARS	—	Argentinian Nuevo peso
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
CPI	—	Consumer Price Index
EUR	—	European Currency Unit
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
IO	—	Interest Only
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NCUA	—	National Credit Union Administration
PIK	—	Payment-in Kind Security
REMIC	—	Real Estate Mortgage Investment Conduit
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Eurodollar	38	3/2019	USD	9,242,550	(39)
Euro-Bund	163	3/2019	EUR	30,542,280	335,599
U.S. Treasury 10 Year Note	31	3/2019	USD	3,782,484	86,590
U.S. Treasury 10 Year Ultra Note	11	3/2019	USD	1,430,859	28,047
U.S. Treasury 2 Year Note	83	3/2019	USD	17,621,938	108,820
U.S. Treasury 5 Year Note	392	3/2019	USD	44,957,500	725,048
U.S. Treasury Ultra Bond	13	3/2019	USD	2,088,531	84,957
3 Month Euro Euribor	193	6/2019	EUR	55,442,756	1,876

					1,370,898

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
Australia 10 Year Bond	(106)	3/2019	AUD	(9,905,658)	(100,520)
Canada 10 Year Bond	(23)	3/2019	CAD	(2,304,212)	(72,655)
Euro-BTP	(206)	3/2019	EUR	(30,168,651)	(1,318,546)
Euro-OAT	(98)	3/2019	EUR	(16,932,352)	(107,624)
Japan 10 Year Bond	(37)	3/2019	JPY	(51,473,564)	(234,756)
Japan 10 Year Bond Mini	(12)	3/2019	JPY	(1,671,055)	(10,520)
Long Gilt	(151)	3/2019	GBP	(23,705,864)	(197,075)
U.S. Treasury 10 Year Note	(15)	3/2019	USD	(1,830,234)	(43,496)
U.S. Treasury Long Bond	(111)	3/2019	USD	(16,206,000)	(742,772)
3 Month Eurodollar	(35)	3/2020	USD	(8,526,437)	(31,536)
3 Month Eurodollar	(137)	6/2020	USD	(33,395,462)	(73,910)
3 Month Eurodollar	(74)	9/2020	USD	(18,045,825)	(39,931)
3 Month Eurodollar	(42)	12/2020	USD	(10,240,650)	(43,443)

					(3,016,784)

					(1,645,886)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	483,353	EUR	418,793	JPMorgan Chase Bank	1/9/2019	3,287
EUR	804,000	USD	916,318	Goldman Sachs Bank USA	1/11/2019	5,475
MXN	81,107,000	USD	3,981,728	Barclays Bank plc	1/11/2019	141,221
MXN	38,067,000	USD	1,870,515	Goldman Sachs Bank USA	1/11/2019	64,562
USD	1,853,407	AUD	2,510,000	Bank of America	1/11/2019	85,186
USD	129,277	AUD	179,000	Goldman Sachs Bank USA	1/11/2019	3,177
USD	148,595	CAD	201,000	Goldman Sachs Bank USA	1/11/2019	1,332
USD	259,137	EUR	226,000	Goldman Sachs Bank USA	1/11/2019	26
USD	145,734	EUR	127,000	JPMorgan Chase Bank	1/11/2019	127
USD	118,890	RUB	7,876,531	Goldman Sachs Bank USA**	1/30/2019	6,303
GBP	2,761,000	USD	3,505,145	Bank of America	2/15/2019	21,647
JPY	202,800,000	USD	1,806,453	Barclays Bank plc	2/15/2019	50,149
JPY	1,042,700,000	USD	9,240,551	JPMorgan Chase Bank	2/15/2019	305,199
JPY	11,891,510	USD	105,286	JPMorgan Chase Bank	2/15/2019	3,579
USD	11,886,751	GBP	9,199,000	Bank of America	2/15/2019	136,313
USD	1,317,861	GBP	1,028,000	JPMorgan Chase Bank	2/15/2019	4,734
SGD	1,254,000	USD	919,476	Barclays Bank plc	3/20/2019	2,198
SGD	2,129,000	USD	1,561,403	Goldman Sachs Bank USA	3/20/2019	3,384
SGD	1,147,000	USD	838,252	JPMorgan Chase Bank	3/20/2019	4,779

Total unrealized appreciation						842,678

USD	6,106,253	EUR	5,350,000	Bank of America	1/11/2019	(27,572)
USD	364,442	EUR	319,000	Barclays Bank plc	1/11/2019	(1,294)
USD	189,659	EUR	166,000	Goldman Sachs Bank USA	1/11/2019	(662)
USD	606,355	MXN	12,286,000	Bank of America	1/11/2019	(18,185)
USD	2,071,999	MXN	42,228,320	Barclays Bank plc	1/11/2019	(74,612)
USD	5,756,393	MXN	118,180,000	Goldman Sachs Bank USA	1/11/2019	(251,104)
USD	6,454,246	JPY	730,940,138	Citibank NA	1/15/2019	(221,553)
RUB	8,593,959	USD	129,761	Goldman Sachs Bank USA**	1/30/2019	(6,919)
GBP	1,337,000	USD	1,716,672	Barclays Bank plc	2/15/2019	(8,841)
GBP	4,826,000	USD	6,200,492	JPMorgan Chase Bank	2/15/2019	(35,951)
USD	931,252	GBP	740,000	Goldman Sachs Bank USA	2/15/2019	(13,994)
USD	2,602,771	GBP	2,051,000	JPMorgan Chase Bank	2/15/2019	(17,095)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	839,068	JPY	92,500,000	Bank of America	2/15/2019	(7,755)
USD	16,624,026	JPY	1,862,500,000	Barclays Bank plc	2/15/2019	(426,861)
USD	1,662,734	JPY	184,600,000	Goldman Sachs Bank USA	2/15/2019	(27,250)
USD	906,889	JPY	102,500,000	JPMorgan Chase Bank	2/15/2019	(31,482)
USD	283,279	MYR	1,188,496	Barclays Bank plc**	3/20/2019	(4,074)
USD	2,465,915	SGD	3,378,000	Bank of America	3/20/2019	(16,872)
USD	245,980	SGD	337,000	Barclays Bank plc	3/20/2019	(1,710)

Total unrealized depreciation						(1,193,786)

Net unrealized depreciation						(351,108)

**	Non-deliverable forward.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$39,137,417	$—	$39,137,417
Collateralized Mortgage Obligations	—	25,799,304	—	25,799,304
Commercial Mortgage-Backed Securities	—	33,353,949	—	33,353,949
Common Stocks
Consumer Staples	16	—	—	16
Financials	503	—	—	503
Corporate Bonds
Communication Services	—	14,490,591	—	14,490,591
Consumer Discretionary	—	6,713,181	—	6,713,181
Consumer Staples	—	13,077,900	—	13,077,900
Energy	—	10,367,045	—	10,367,045
Financials	—	113,532,294	545,377	114,077,671
Health Care	—	14,043,330	—	14,043,330
Industrials	—	15,165,851	—	15,165,851
Information Technology	—	7,340,892	—	7,340,892
Materials	—	5,260,009	—	5,260,009
Real Estate	—	11,077,207	—	11,077,207
Utilities	—	10,908,435	—	10,908,435
Foreign Government Securities	—	32,862,132	—	32,862,132
Forward Currency Contracts	—	842,678	—	842,678
Futures	1,370,937	—	—	1,370,937
Loan Participation
Industrials	—	2,911,500	—	2,911,500

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Mortgage-Backed Securities	$—	$203,624,938	$—	$203,624,938
Municipal Bonds	—	3,531,529	—	3,531,529
Options Purchased
Call Options Purchased	7,271	—	—	7,271
Put Options Purchased	2,154	—	—	2,154
Short-Term Investments
Certificate of Deposit	—	900,527	—	900,527
Commercial Paper	—	3,193,506	—	3,193,506
Foreign Government Treasury Bills	—	4,888,240	—	4,888,240
Repurchase Agreements	—	2,141,133	—	2,141,133
U.S. Government Agency Securities	—	424,145,394	—	424,145,394
U.S. Treasury Obligations	—	703,517,930	—	703,517,930

Total Assets	$1,380,881	$1,702,826,912	$545,377	$1,704,753,170

Liabilities:
Forward Currency Contracts	$—	$(1,193,786)	$—	$(1,193,786)
Futures	(3,016,823)	—	—	(3,016,823)

Total Liabilities	$(3,016,823)	$(1,193,786)	$—	$(4,210,609)

Total	$(1,635,942)	$1,701,633,126	$545,377	$1,700,542,561

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$1,380,362	*
Foreign exchange contracts	Receivables	842,678

Total		$2,223,040

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(3,016,823	)*
Foreign exchange contracts	Payables	(1,193,786)

Total		$(4,210,609)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$357,515	$(3,223,002)	$—	$(2,865,487)
Foreign exchange contracts	—	—	(1,842,186)	(1,842,186)

Total	$357,515	$(3,223,002)	$(1,842,186)	$(4,707,673)

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(22,673)	$(1,764,649)	$—	$(1,787,322)
Foreign exchange contracts	—	—	2,452,286	2,452,286

Total	$(22,673)	$(1,764,649)	$2,452,286	$664,964

^ This Portfolio held forward foreign currency contracts, futures contracts and option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $146,097,000 and option contracts and futures contracts with an average notional balance of approximately $27,000 and $326,023,000 respectively, during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Bank of America	$243,146	$(70,384)	$(172,762)	$—
Barclays Bank plc	193,568	(193,568)	—	—
Goldman Sachs Bank USA	84,259	(84,259)	—	—
JPMorgan Chase Bank	321,705	(84,528)	—	237,177

Total	$842,678	$(432,739)	$(172,762)	$237,177

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$70,384	$(70,384)	$—	$—
Barclays Bank plc	517,392	(193,568)	—	323,824
Citibank NA	221,553	—	—	221,553
Goldman Sachs Bank USA	299,929	(84,259)	—	215,670
JPMorgan Chase Bank	84,528	(84,528)	—	—

Total	$1,193,786	$(432,739)	$—	$761,047

*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $187,238.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital, Inc.	2.57%	11/16/2018	1/16/2019	$(3,939,844)	$(3,935,904)
Barclays Capital, Inc.	2.57	11/16/2018	1/16/2019	(1,494,500)	(1,492,920)
Barclays Capital, Inc.	2.57	11/16/2018	1/18/2019	(4,884,750)	(4,879,824)
Barclays Capital, Inc.	3.25	12/26/2018	1/9/2019	(5,749,838)	(5,752,137)
Barclays Capital, Inc.	3.25	12/26/2018	1/9/2019	(3,956,250)	(3,958,007)
BNP Paribas SA	2.80	12/18/2018	2/19/2019	(9,684,375)	(9,695,327)
BNP Paribas SA	2.80	12/18/2018	2/19/2019	(4,545,781)	(4,550,796)

					$(34,264,915)

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

(1)	The average amount of borrowings while outstanding for 302 days during the year ended December 31, 2018, was approximately $40,520,000 at a weighted average interest rate of 2.16%.
(2)	Payable for sale-buyback transactions includes $9,577 of deferred price drop on sale-buyback transactions.

	December 31, 2018
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$10,308,648	$—	$—	$10,308,648
U.S. Treasury Notes	—	9,710,144	14,246,123	—	23,956,267

Total Borrowings	$—	$20,018,792	$14,246,123	$—	$34,264,915

Gross amount of recognized liabilities for sale-buybacks					$34,264,915

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital, Inc.	$(20,018,792)	$20,672,035	$(640,000)	$13,243
BNP Paribas SA	(14,246,123)	14,376,021	—	129,898

	$(34,264,915)	$35,048,056	$(640,000)	$143,141

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,273,084,053
Long-term U.S. government debt securities	297,438,372

$3,570,522,425

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,191,769,183
Long-term U.S. government debt securities	380,830,461

$3,572,599,644

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,697,099
Aggregate gross unrealized depreciation	(28,319,746)

Net unrealized depreciation	$(17,622,647)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,718,165,208

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,712,774,437)	$1,700,398,422
Repurchase Agreements (Cost $2,141,133)	2,141,133
Cash	21,181,491
Foreign cash (Cost $1,413,756)	1,383,159
Cash held as collateral at broker for futures	1,954,980
Receivable for forward settling transactions	41,592,203
Receivable for securities sold	17,166,522
Dividends, interest and other receivables	8,449,513
Unrealized appreciation on forward foreign currency contracts	842,678
Receivable for Portfolio shares sold	103,779
Securities lending income receivable	1,210
Other assets	6,982

Total assets	1,795,222,072

LIABILITIES
Payable for forward settling transactions	209,470,711
Payable for sale-buyback financing transactions	34,264,915
Payable for securities purchased	19,135,465
Payable for return of collateral on securities loaned	2,141,133
Payable for return of cash collateral on forward settling transactions	2,491,000
Unrealized depreciation on forward foreign currency contracts	1,193,786
Payable for return of cash collateral on forward foreign currency contracts	360,000
Payable for Portfolio shares redeemed	737,536
Investment management fees payable	519,578
Distribution fees payable – Class IB	202,976
Administrative fees payable	158,515
Distribution fees payable – Class IA	38,501
Due to broker for futures variation margin	13,844
Trustees’ fees payable	2,036
Accrued expenses	209,262

Total liabilities	270,939,258

NET ASSETS	$1,524,282,814

Net assets were comprised of:
Paid in capital	$1,565,438,816
Total distributable earnings (loss)	(41,156,002)

Net assets	$1,524,282,814

Class IA
Net asset value, offering and redemption price per share, $180,840,518 / 21,681,076 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.34

Class IB
Net asset value, offering and redemption price per share, $958,784,784 / 115,411,419 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.31

Class K
Net asset value, offering and redemption price per share, $384,657,512 / 46,136,072 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.34

(x)	Includes value of securities on loan of $2,085,730.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest (net of $82 foreign withholding tax)	$39,142,122
Dividends	13
Securities lending (net)	30,138

Total income	39,172,273

EXPENSES
Investment management fees	6,335,102
Distribution fees – Class IB	2,509,612
Administrative fees	1,954,184
Interest expense	792,039
Distribution fees – Class IA	478,713
Custodian fees	172,000
Printing and mailing expenses	129,072
Professional fees	88,335
Trustees’ fees	39,445
Miscellaneous	74,571

Total expenses	12,573,073

NET INVESTMENT INCOME (LOSS)	26,599,200

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(11,048,881)
Futures contracts	(3,223,002)
Forward foreign currency contracts	(1,842,186)
Foreign currency transactions	(45,941)
Options written	377,338
Securities sold short	6,820

Net realized gain (loss)	(15,775,852)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(11,410,977)
Futures contracts	(1,764,649)
Forward foreign currency contracts	2,452,286
Foreign currency translations	25,243
Options written	(14,957)

Net change in unrealized appreciation (depreciation)	(10,713,054)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,488,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$110,294

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,599,200	$18,620,209
Net realized gain (loss)	(15,775,852)	4,054,643
Net change in unrealized appreciation (depreciation)	(10,713,054)	801,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,294	23,476,288

Distributions to shareholders: (a)
Class IA	(3,151,158)	(1,276,150)
Class IB	(16,566,658)	(12,933,304)
Class K	(7,570,370)	(5,943,663)

Total distributions to shareholders	(27,288,186)	(20,153,117)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,055,167 and 13,305,409 shares, respectively ]	17,138,683	112,564,637
Capital shares issued in reinvestment of dividends [ 381,377 and 149,735 shares, respectively ]	3,151,158	1,276,150
Capital shares repurchased [ (5,406,954) and (5,775,991) shares, respectively ]	(45,057,090)	(49,444,857)

Total Class IA transactions	(24,767,249)	64,395,930

Class IB
Capital shares sold [ 6,880,587 and 4,754,042 shares, respectively ]	57,267,388	40,436,562
Capital shares issued in reinvestment of dividends [ 2,013,083 and 1,524,415 shares, respectively ]	16,566,658	12,933,304
Capital shares repurchased [ (19,345,819) and (15,305,389) shares, respectively ]	(160,981,399)	(130,468,887)

Total Class IB transactions	(87,147,353)	(77,099,021)

Class K
Capital shares sold [ 5,929,713 and 13,111,494 shares, respectively ]	49,852,084	112,427,659
Capital shares issued in reinvestment of dividends [ 916,717 and 698,668 shares, respectively ]	7,570,370	5,943,663
Capital shares repurchased [ (9,427,342) and (3,977,593) shares, respectively ]	(78,772,752)	(34,029,062)

Total Class K transactions	(21,350,298)	84,342,260

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(133,264,900)	71,639,169

TOTAL INCREASE (DECREASE) IN NET ASSETS	(160,442,792)	74,962,340
NET ASSETS:
Beginning of year	1,684,725,606	1,609,763,266

End of year (b)	$1,524,282,814	$1,684,725,606

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,276,150, $12,933,304 and $5,943,663 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $(120,955) as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.48	$8.46	$8.47	$8.54	$8.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.09	0.09	0.07	0.07
Net realized and unrealized gain (loss)	(0.12)	0.03	— #	(0.05)	0.18

Total from investment operations	0.01	0.12	0.09	0.02	0.25

Less distributions:
Dividends from net investment income	(0.15)	(0.10)	(0.10)	(0.09)	(0.09)

Net asset value, end of year	$8.34	$8.48	$8.46	$8.47	$8.54

Total return	0.08%	1.45%	1.09%	0.28%	2.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$180,841	$208,996	$143,640	$152,879	$166,246
Ratio of expenses to average net assets (f)	0.84%	0.80%	0.81%	0.81%	0.85%
Ratio of net investment income (loss) to average net assets (f)	1.58%	1.11%	1.04%	0.87%	0.84%
Portfolio turnover rate^	204%	184%	129%	120%	136%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.44	$8.43	$8.43	$8.51	$8.35

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.09	0.09	0.07	0.07
Net realized and unrealized gain (loss)	(0.11)	0.02	0.01	(0.06)	0.18

Total from investment operations	0.02	0.11	0.10	0.01	0.25

Less distributions:
Dividends from net investment income	(0.15)	(0.10)	(0.10)	(0.09)	(0.09)

Net asset value, end of year	$8.31	$8.44	$8.43	$8.43	$8.51

Total return	0.20%	1.34%	1.20%	0.16%	2.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$958,785	$1,062,882	$1,137,174	$1,269,949	$1,429,243
Ratio of expenses to average net assets (f)	0.84%	0.80%	0.81%	0.81%	0.85%
Ratio of net investment income (loss) to average net assets (f)	1.58%	1.11%	1.04%	0.87%	0.84%
Portfolio turnover rate^	204%	184%	129%	120%	136%

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				April 21, 2014* to December 31, 2014
Class K	2018	2017	2016	2015
Net asset value, beginning of period	$8.47	$8.46	$8.46	$8.54	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.12	0.11	0.10	0.07
Net realized and unrealized gain (loss)	(0.11)	0.01	0.01	(0.06)	0.11

Total from investment operations	0.04	0.13	0.12	0.04	0.18

Less distributions:
Dividends from net investment income	(0.17)	(0.12)	(0.12)	(0.12)	(0.11)

Net asset value, end of period	$8.34	$8.47	$8.46	$8.46	$8.54

Total return (b)	0.45%	1.59%	1.46%	0.42%	2.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$384,658	$412,848	$328,949	$307,098	$162,377
Ratio of expenses to average net assets (a)(f)	0.59%	0.55%	0.56%	0.55%	0.56%
Ratio of net investment income (loss) to average net assets (a)(f)	1.83%	1.36%	1.30%	1.15%	1.09	%(l)
Portfolio turnover rate^	204%	184%	129%	120%	136%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

1420

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(11.34)%	4.04%	11.50%
Portfolio – Class IB Shares	(11.33)	4.04	11.42
Portfolio – Class K Shares*	(11.01)	4.31	11.20
Russell 2000® Index	(11.01)	4.41	11.97

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (11.33)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned (11.01)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year were information technology, utilities, consumer staples, communication services and real estate.

•	The top five stocks that provided the most positive impact to performance for the year were Sarepta Therapeutics Inc., Grubhub Inc., Etsy Inc., Avexis Inc. and Integrated Device Technology, Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were industrials, energy, financials, consumer discretionary and materials.

•

The five stocks that provided the most negative impact to performance in the for the year were Dana Holding Corp., Mcdermott International Inc., Marriott Vacations Worldwide Corp., Puma Biotechnology Inc. and Clovis Oncology Inc.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	18.0%
Health Care	15.1
Industrials	14.7
Information Technology	14.5
Consumer Discretionary	12.2
Real Estate	7.1
Repurchase Agreements	5.2
Utilities	3.8
Materials	3.7
Energy	3.5
Communication Services	3.2
Consumer Staples	2.9
Cash and Other	(3.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

1421

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$826.60	$3.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.91	3.33
Class IB
Actual	1,000.00	826.80	3.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.91	3.33
Class K
Actual	1,000.00	828.40	1.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.17	2.06

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.65%, 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1422

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Diversified Telecommunication Services (0.5%)
ATN International, Inc.	6,800	$486,404
Cincinnati Bell, Inc.*	23,967	186,464
Cogent Communications Holdings, Inc.	23,225	1,050,002
Consolidated Communications Holdings, Inc. (x)	37,441	369,917
Frontier Communications Corp. (x)	45,053	107,226
Intelsat SA*	33,100	708,009
Iridium Communications, Inc.*	46,500	857,925
Ooma, Inc.*	3,100	43,028
ORBCOMM, Inc.*	33,500	276,710
pdvWireless, Inc.*	7,100	265,469
Vonage Holdings Corp.*	109,700	957,681
Windstream Holdings, Inc. (x)*	44,514	93,034

		5,401,869

Entertainment (0.6%)
AMC Entertainment Holdings, Inc., Class A (x)	31,456	386,280
Eros International plc*	18,200	150,878
Glu Mobile, Inc.*	45,900	370,413
IMAX Corp.*	34,100	641,421
Liberty Media Corp.-Liberty Braves, Class A*	7,400	184,556
Liberty Media Corp.-Liberty Braves, Class C*	18,100	450,509
LiveXLive Media, Inc. (x)*	2,400	11,880
Marcus Corp. (The)	9,500	375,250
Pandora Media, Inc.*	143,100	1,157,679
Reading International, Inc., Class A*	9,100	132,314
Rosetta Stone, Inc.*	13,700	224,680
World Wrestling Entertainment, Inc., Class A	23,600	1,763,392

		5,849,252

Interactive Media & Services (0.5%)
Care.com, Inc.*	11,200	216,272
Cargurus, Inc.*	27,500	927,575
Cars.com, Inc.*	41,200	885,800
Liberty TripAdvisor Holdings, Inc., Class A*	42,200	670,558
Meet Group, Inc. (The)*	57,800	267,614
QuinStreet, Inc.*	13,800	223,974
Travelzoo*	1,000	9,830
TrueCar, Inc.*	51,100	462,966
Yelp, Inc.*	44,500	1,557,055

		5,221,644

Media (1.4%)
Boston Omaha Corp., Class A (x)*	600	14,040
Cardlytics, Inc. (x)*	4,000	43,320
Central European Media Enterprises Ltd., Class A*	43,200	120,096
Clear Channel Outdoor Holdings, Inc., Class A	3,900	20,241
Daily Journal Corp. (x)*	500	117,000
Emerald Expositions Events, Inc.	5,400	66,636
Entercom Communications Corp., Class A (x)	71,600	408,836
Entravision Communications Corp., Class A	35,500	103,305
EW Scripps Co. (The), Class A	34,312	539,728
Fluent, Inc.*	200	720
Gannett Co., Inc.	66,500	567,245
Gray Television, Inc.*	35,600	524,744
Hemisphere Media Group, Inc.*	5,000	60,700
Liberty Latin America Ltd., Class A*	24,300	351,864
Liberty Latin America Ltd., Class C*	63,500	925,195
Loral Space & Communications, Inc.*	6,896	256,876
MDC Partners, Inc., Class A*	31,500	82,215
Meredith Corp. (x)	21,500	1,116,710
MSG Networks, Inc., Class A*	33,700	793,972
National CineMedia, Inc.	38,023	246,389
New Media Investment Group, Inc.	25,900	299,663
New York Times Co. (The), Class A	71,400	1,591,506
Nexstar Media Group, Inc., Class A	24,906	1,958,608
Saga Communications, Inc., Class A	2,000	66,460
Scholastic Corp.	14,860	598,263
Sinclair Broadcast Group, Inc., Class A	42,600	1,122,084
TechTarget, Inc.*	12,000	146,520
TEGNA, Inc.	121,100	1,316,357
Tribune Publishing Co.*	15,300	173,502
WideOpenWest, Inc.*	9,100	64,883

		13,697,678

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	22,500	462,825
Gogo, Inc. (x)*	40,900	122,291
NII Holdings, Inc. (x)*	36,700	161,847
Shenandoah Telecommunications Co.	26,848	1,188,024
Spok Holdings, Inc.	15,100	200,226

		2,135,213

Total Communication Services		32,305,656

Consumer Discretionary (12.2%)
Auto Components (1.0%)
American Axle & Manufacturing Holdings, Inc.*	62,275	691,253
Cooper Tire & Rubber Co.	33,322	1,077,300
Cooper-Standard Holdings, Inc.*	10,000	621,200
Dana, Inc.	85,565	1,166,251
Dorman Products, Inc.*	15,200	1,368,304
Fox Factory Holding Corp.*	20,100	1,183,287
Gentherm, Inc.*	22,600	903,548
LCI Industries	13,370	893,116

See Notes to Financial Statements.

1423

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Modine Manufacturing Co.*	32,900	$355,649
Motorcar Parts of America, Inc. (x)*	10,300	171,392
Standard Motor Products, Inc.	12,800	619,904
Stoneridge, Inc.*	13,300	327,845
Superior Industries International, Inc.	7,800	37,518
Tenneco, Inc., Class A	30,697	840,791
Tower International, Inc.	10,200	242,760

		10,500,118

Automobiles (0.0%)
Winnebago Industries, Inc.	17,346	419,947

Distributors (0.1%)
Core-Mark Holding Co., Inc.	25,600	595,200
Funko, Inc., Class A (x)*	2,100	27,615
Weyco Group, Inc.	3,100	90,427

		713,242

Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc.*	36,000	1,703,520
American Public Education, Inc.*	11,907	338,873
Career Education Corp.*	38,600	440,812
Carriage Services, Inc.	6,500	100,750
Chegg, Inc.*	59,500	1,690,990
Houghton Mifflin Harcourt Co.*	77,300	684,878
K12, Inc.*	17,584	435,907
Laureate Education, Inc., Class A*	46,400	707,136
Regis Corp.*	21,352	361,916
Sotheby’s*	21,802	866,412
Strategic Education, Inc.	12,664	1,436,351
Weight Watchers International, Inc.*	21,500	828,825

		9,596,370

Hotels, Restaurants & Leisure (3.1%)
BBX Capital Corp.	2,300	13,179
Belmond Ltd., Class A*	48,009	1,201,665
Biglari Holdings, Inc., Class A*	249	146,330
BJ’s Restaurants, Inc.	12,134	613,616
Bloomin’ Brands, Inc.	59,800	1,069,822
Bluegreen Vacations Corp. (x)	1,600	20,688
Bojangles’, Inc.*	4,000	64,320
Boyd Gaming Corp.	46,700	970,426
Brinker International, Inc. (x)	28,200	1,240,236
Carrols Restaurant Group, Inc.*	19,700	193,848
Century Casinos, Inc.*	9,100	67,249
Cheesecake Factory, Inc. (The) (x)	25,721	1,119,121
Churchill Downs, Inc.	6,493	1,583,902
Chuy’s Holdings, Inc.*	11,000	195,140
Cracker Barrel Old Country Store, Inc. (x)	11,023	1,762,137
Dave & Buster’s Entertainment, Inc.	24,100	1,073,896
Del Frisco’s Restaurant Group, Inc.*	7,700	55,055
Del Taco Restaurants, Inc.*	9,000	89,910
Denny’s Corp.*	40,100	650,021
Dine Brands Global, Inc.	11,281	759,663
Drive Shack, Inc.*	5,000	19,600
El Pollo Loco Holdings, Inc.*	9,300	141,081
Eldorado Resorts, Inc.*	36,759	1,331,043
Empire Resorts, Inc. (x)*	1,100	11,143
Fiesta Restaurant Group, Inc.*	11,600	179,916
Golden Entertainment, Inc. (x)*	2,800	44,856
Habit Restaurants, Inc. (The), Class A (x)*	4,400	46,200
International Speedway Corp., Class A	15,100	662,286
J Alexander’s Holdings, Inc.*	7,006	57,659
Jack in the Box, Inc.	18,739	1,454,709
Lindblad Expeditions Holdings, Inc.*	5,500	74,030
Marriott Vacations Worldwide Corp.	23,680	1,669,677
Monarch Casino & Resort, Inc.*	6,100	232,654
Nathan’s Famous, Inc.	1,300	86,385
Noodles & Co.*	400	2,796
OBH, Inc.*	291	33,052
Papa John’s International, Inc. (x)	15,642	622,708
Penn National Gaming, Inc.*	60,804	1,144,939
Planet Fitness, Inc., Class A*	48,300	2,589,846
PlayAGS, Inc.*	12,200	280,600
Potbelly Corp.*	9,900	79,695
Red Robin Gourmet Burgers, Inc.*	8,200	219,104
Red Rock Resorts, Inc., Class A	38,900	790,059
Ruth’s Hospitality Group, Inc.	15,900	361,407
Scientific Games Corp., Class A (x)*	31,300	559,644
SeaWorld Entertainment, Inc.*	38,600	852,674
Shake Shack, Inc., Class A*	13,800	626,796
Speedway Motorsports, Inc.	10,700	174,089
Texas Roadhouse, Inc.	39,618	2,365,195
Wingstop, Inc.	16,600	1,065,554

		30,669,621

Household Durables (1.5%)
Bassett Furniture Industries, Inc.	4,600	92,184
Beazer Homes USA, Inc.*	18,100	171,588
Cavco Industries, Inc.*	4,900	638,862
Century Communities, Inc.*	8,700	150,162
Ethan Allen Interiors, Inc.	14,154	248,969
Flexsteel Industries, Inc.	2,900	64,032
GoPro, Inc., Class A (x)*	57,100	242,104
Green Brick Partners, Inc.*	12,300	89,052
Hamilton Beach Brands Holding Co., Class A	4,500	105,570
Helen of Troy Ltd.*	16,498	2,164,208
Hooker Furniture Corp.	6,500	171,210
Hovnanian Enterprises, Inc., Class A*	20,900	14,294
Installed Building Products, Inc.*	11,100	373,959
iRobot Corp. (x)*	15,900	1,331,466
KB Home	47,900	914,890

See Notes to Financial Statements.

1424

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
La-Z-Boy, Inc.	28,209	$781,671
LGI Homes, Inc. (x)*	8,900	402,458
Lifetime Brands, Inc.	6,000	60,180
M.D.C. Holdings, Inc.	25,785	724,816
M/I Homes, Inc.*	12,300	258,546
Meritage Homes Corp.*	21,939	805,600
Roku, Inc.*	24,200	741,488
Skyline Champion Corp.	16,000	235,040
Taylor Morrison Home Corp., Class A*	61,800	982,620
TopBuild Corp.*	21,800	981,000
TRI Pointe Group, Inc.*	85,601	935,619
Tupperware Brands Corp.	28,700	906,059
Universal Electronics, Inc.*	8,100	204,768
William Lyon Homes, Class A*	11,900	127,211
ZAGG, Inc.*	15,800	154,524

		15,074,150

Internet & Direct Marketing Retail (1.0%)
1-800-Flowers.com, Inc., Class A*	12,600	154,098
Duluth Holdings, Inc., Class B (x)*	8,400	211,932
Etsy, Inc.*	66,700	3,172,919
Groupon, Inc.*	246,300	788,160
Lands’ End, Inc.*	5,400	76,734
Leaf Group Ltd.*	800	5,480
Liberty Expedia Holdings, Inc., Class A*	30,400	1,188,944
Liquidity Services, Inc.*	11,400	70,338
Nutrisystem, Inc.	16,600	728,408
Overstock.com, Inc. (x)*	8,500	115,430
PetMed Express, Inc.	5,600	130,256
Quotient Technology, Inc.*	62,500	667,500
Remark Holdings, Inc. (x)*	3,500	4,235
Shutterfly, Inc.*	19,497	784,949
Shutterstock, Inc.	10,900	392,509
Stamps.com, Inc.*	9,300	1,447,452

		9,939,344

Leisure Products (0.3%)
Acushnet Holdings Corp.	12,900	271,803
American Outdoor Brands Corp.*	29,835	383,678
Callaway Golf Co.	52,763	807,274
Johnson Outdoors, Inc., Class A	3,300	193,842
Malibu Boats, Inc., Class A*	8,700	302,760
Marine Products Corp.	500	8,455
MasterCraft Boat Holdings, Inc.*	1,500	28,050
Nautilus, Inc.*	16,300	177,670
Sturm Ruger & Co., Inc.	10,600	564,132
Vista Outdoor, Inc.*	32,800	372,280

		3,109,944

Multiline Retail (0.3%)
Big Lots, Inc.	25,600	740,352
Dillard’s, Inc., Class A (x)	8,700	524,697
JC Penney Co., Inc. (x)*	31,300	32,552
Ollie’s Bargain Outlet Holdings, Inc.*	27,300	1,815,723

		3,113,324

Specialty Retail (3.0%)
Aaron’s, Inc.	37,200	1,564,260
Abercrombie & Fitch Co., Class A	39,300	787,965
American Eagle Outfitters, Inc.	94,800	1,832,484
America’s Car-Mart, Inc.*	2,900	210,105
Asbury Automotive Group, Inc.*	11,442	762,724
Ascena Retail Group, Inc.*	97,562	244,881
At Home Group, Inc.*	24,500	457,170
Barnes & Noble Education, Inc.*	17,475	70,075
Bed Bath & Beyond, Inc.	75,100	850,132
Boot Barn Holdings, Inc.*	15,400	262,262
Buckle, Inc. (The) (x)	11,389	220,263
Caleres, Inc.	27,663	769,861
Camping World Holdings, Inc., Class A (x)	17,700	203,019
Carvana Co. (x)*	15,900	520,089
Cato Corp. (The), Class A	13,323	190,119
Chico’s FAS, Inc.	80,900	454,658
Children’s Place, Inc. (The)	11,390	1,026,125
Citi Trends, Inc.	4,400	89,716
Conn’s, Inc. (x)*	7,400	139,564
Container Store Group, Inc. (The)*	7,100	33,867
DSW, Inc., Class A	38,100	941,070
Express, Inc.*	41,100	210,021
Five Below, Inc.*	31,305	3,203,128
Francesca’s Holdings Corp. (x)*	4,000	3,883
GameStop Corp., Class A (x)	56,000	706,720
Genesco, Inc.*	12,357	547,415
Group 1 Automotive, Inc.	11,937	629,319
Guess?, Inc.	35,400	735,258
Haverty Furniture Cos., Inc.	12,200	229,116
Hibbett Sports, Inc. (x)*	13,155	188,116
Hudson Ltd., Class A*	22,200	380,730
Kirkland’s, Inc.*	4,700	44,791
Lithia Motors, Inc., Class A	13,600	1,038,088
Lumber Liquidators Holdings, Inc. (x)*	15,976	152,091
MarineMax, Inc.*	14,200	260,002
Monro, Inc.	17,604	1,210,275
Murphy USA, Inc.*	17,400	1,333,536
National Vision Holdings, Inc.*	26,992	760,365
Office Depot, Inc.	313,000	807,540
Party City Holdco, Inc.*	31,500	314,370
Pier 1 Imports, Inc. (x)	24,156	7,387
Rent-A-Center, Inc. (x)*	21,103	341,657
RH (x)*	11,443	1,371,100
Sally Beauty Holdings, Inc.*	68,400	1,166,220
Shoe Carnival, Inc. (x)	4,700	157,497
Signet Jewelers Ltd. (x)	33,000	1,048,410
Sleep Number Corp.*	24,800	786,904
Sonic Automotive, Inc., Class A	12,325	169,592
Tailored Brands, Inc.	29,451	401,712
Tile Shop Holdings, Inc.	7,600	41,648
Winmark Corp.	1,200	190,800
Zumiez, Inc.*	12,700	243,459

		30,311,559

See Notes to Financial Statements.

1425

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.9%)
Crocs, Inc.*	42,834	$1,112,827
Culp, Inc. (x)	5,500	103,950
Deckers Outdoor Corp.*	19,500	2,495,025
Fossil Group, Inc.*	23,700	372,801
G-III Apparel Group Ltd.*	24,200	674,938
Movado Group, Inc.	6,900	218,178
Oxford Industries, Inc.	8,700	618,048
Steven Madden Ltd.	32,210	974,675
Unifi, Inc.*	9,000	205,560
Vera Bradley, Inc.*	18,100	155,117
Wolverine World Wide, Inc.	55,580	1,772,446

		8,703,565

Total Consumer Discretionary		122,151,184

Consumer Staples (2.9%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	4,974	1,197,938
Castle Brands, Inc. (x)*	2,800	2,381
Celsius Holdings, Inc. (x)*	1,200	4,164
Coca-Cola Bottling Co. Consolidated	2,600	461,188
Craft Brew Alliance, Inc.*	6,700	95,877
MGP Ingredients, Inc. (x)	7,100	405,055
National Beverage Corp. (x)	6,700	480,859
Primo Water Corp.*	15,000	210,150

		2,857,612

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	16,409	490,465
BJ’s Wholesale Club Holdings, Inc.*	39,612	877,802
Chefs’ Warehouse, Inc. (The)*	9,000	287,820
Ingles Markets, Inc., Class A	7,400	201,428
Natural Grocers by Vitamin Cottage, Inc.*	11,100	170,163
Performance Food Group Co.*	56,900	1,836,163
PriceSmart, Inc.	11,452	676,813
Rite Aid Corp. (x)*	587,900	416,409
Smart & Final Stores, Inc.*	15,800	74,892
SpartanNash Co.	20,870	358,547
United Natural Foods, Inc.*	28,488	301,688
Village Super Market, Inc., Class A	5,000	133,700
Weis Markets, Inc.	4,451	212,669

		6,038,559

Food Products (1.2%)
Alico, Inc.	700	20,650
B&G Foods, Inc. (x)	37,700	1,089,907
Calavo Growers, Inc. (x)	8,900	649,344
Cal-Maine Foods, Inc.	17,384	735,343
Darling Ingredients, Inc.*	94,299	1,814,313
Dean Foods Co.	53,900	205,359
Farmer Brothers Co.*	5,217	121,713
Fresh Del Monte Produce, Inc.	18,504	523,108
Freshpet, Inc.*	13,100	421,296
Hostess Brands, Inc.*	45,800	501,052
J&J Snack Foods Corp.	8,603	1,243,908
John B Sanfilippo & Son, Inc.	4,200	233,772
Lancaster Colony Corp.	10,737	1,898,946
Landec Corp.*	15,400	182,336
Limoneira Co.	7,100	138,805
Sanderson Farms, Inc.	11,493	1,141,140
Seneca Foods Corp., Class A*	6,100	172,142
Simply Good Foods Co. (The)*	33,700	636,930
Tootsie Roll Industries, Inc. (x)	15,356	512,890

		12,242,954

Household Products (0.2%)
Central Garden & Pet Co.*	6,400	220,480
Central Garden & Pet Co., Class A*	19,233	601,031
Oil-Dri Corp. of America	3,200	84,800
WD-40 Co.	8,227	1,507,680

		2,413,991

Personal Products (0.4%)
Edgewell Personal Care Co.*	30,100	1,124,235
elf Beauty, Inc. (x)*	11,400	98,724
Inter Parfums, Inc.	9,100	596,687
Medifast, Inc.	6,000	750,120
Natural Health Trends Corp. (x)	7,500	138,675
Nature’s Sunshine Products, Inc.*	600	4,890
Revlon, Inc., Class A (x)*	11,800	297,242
USANA Health Sciences, Inc.*	7,000	824,110

		3,834,683

Tobacco (0.2%)
22nd Century Group, Inc. (x)*	13,500	33,615
Pyxus International, Inc. (x)*	1,600	18,976
Turning Point Brands, Inc.	1,400	38,108
Universal Corp.	14,153	766,385
Vector Group Ltd. (x)	57,818	562,569

		1,419,653

Total Consumer Staples		28,807,452

Energy (3.5%)
Energy Equipment & Services (1.1%)
Archrock, Inc.	71,000	531,790
Basic Energy Services, Inc.*	8,300	31,872
Bristow Group, Inc. (x)*	30,480	74,066
C&J Energy Services, Inc.*	36,000	486,000
Cactus, Inc., Class A*	20,600	564,646
CARBO Ceramics, Inc. (x)*	13,400	46,632
Covia Holdings Corp.*	17,300	59,166
Dawson Geophysical Co.*	800	2,704
Diamond Offshore Drilling, Inc. (x)*	37,000	349,280
Dril-Quip, Inc.*	21,700	651,651
Era Group, Inc.*	13,200	115,368
Exterran Corp.*	18,400	325,680
Forum Energy Technologies, Inc.*	45,000	185,850
Frank’s International NV*	36,300	189,486
FTS International, Inc.*	5,200	36,972
Helix Energy Solutions Group, Inc.*	79,400	429,554

See Notes to Financial Statements.

1426

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Independence Contract Drilling, Inc.*	20,200	$63,024
ION Geophysical Corp.*	1,800	9,324
Keane Group, Inc.*	20,200	165,236
Key Energy Services, Inc. (x)*	2,200	4,554
KLX Energy Services Holdings, Inc.*	11,920	279,524
Liberty Oilfield Services, Inc., Class A (x)	24,600	318,570
Mammoth Energy Services, Inc.	7,000	125,860
Matrix Service Co.*	17,100	306,774
McDermott International, Inc.*	101,613	664,549
Natural Gas Services Group, Inc.*	6,877	113,058
NCS Multistage Holdings, Inc.*	4,900	24,941
Newpark Resources, Inc.*	47,602	327,026
Nine Energy Service, Inc.*	1,900	42,826
Noble Corp. plc*	139,900	366,538
Nuverra Environmental Solutions, Inc. (x)*	300	2,460
Oceaneering International, Inc.*	55,200	667,920
Oil States International, Inc.*	29,100	415,548
PHI, Inc. (Non-Voting) (x)*	9,300	17,205
Pioneer Energy Services Corp.*	45,500	55,965
Profire Energy, Inc.*	6,500	9,425
ProPetro Holding Corp.*	31,800	391,776
Quintana Energy Services, Inc. (x)*	600	2,076
RigNet, Inc.*	9,900	125,136
Rowan Cos. plc, Class A*	66,800	560,452
SEACOR Holdings, Inc.*	9,200	340,400
SEACOR Marine Holdings, Inc.*	14,649	172,272
Select Energy Services, Inc., Class A (x)*	12,400	78,368
Smart Sand, Inc. (x)*	27,500	61,050
Solaris Oilfield Infrastructure, Inc., Class A	8,600	103,974
Superior Energy Services, Inc.*	87,200	292,120
TETRA Technologies, Inc.*	80,061	134,502
Tidewater, Inc.*	13,950	266,864
Unit Corp.*	28,500	406,980
US Silica Holdings, Inc. (x)	53,200	541,576

		11,538,590

Oil, Gas & Consumable Fuels (2.4%)
Abraxas Petroleum Corp.*	90,900	99,081
Adams Resources & Energy, Inc.	100	3,871
Alta Mesa Resources, Inc., Class A (x)*	20,800	20,800
Approach Resources, Inc. (x)*	14,200	12,382
Arch Coal, Inc., Class A	12,600	1,045,674
Ardmore Shipping Corp.*	17,500	81,725
Bonanza Creek Energy, Inc.*	11,600	239,772
California Resources Corp.*	25,200	429,408
Callon Petroleum Co.*	143,621	932,100
Carrizo Oil & Gas, Inc.*	43,203	487,762
Clean Energy Fuels Corp.*	87,959	151,289
Cloud Peak Energy, Inc. (x)*	17,200	6,300
CONSOL Energy, Inc.*	15,700	497,847
CVR Energy, Inc.	14,000	482,720
Delek US Holdings, Inc.	46,447	1,509,992
Denbury Resources, Inc.*	255,200	436,392
DHT Holdings, Inc.	61,500	241,080
Dorian LPG Ltd.*	17,738	103,413
Earthstone Energy, Inc., Class A*	3,400	15,368
Eclipse Resources Corp.*	104,594	109,824
Energy Fuels, Inc.*	5,700	16,245
EP Energy Corp., Class A (x)*	57,300	40,110
Evolution Petroleum Corp.	17,600	120,032
Frontline Ltd. (x)*	41,200	227,836
GasLog Ltd.	23,500	386,810
Golar LNG Ltd.	55,100	1,198,976
Goodrich Petroleum Corp.*	500	6,750
Green Plains, Inc.	21,700	284,487
Gulfport Energy Corp.*	97,600	639,280
Halcon Resources Corp. (x)*	73,500	124,950
Hallador Energy Co.	2,000	10,140
HighPoint Resources Corp.*	61,902	154,136
International Seaways, Inc.*	25,466	428,847
Isramco, Inc.*	1,321	156,539
Jagged Peak Energy, Inc. (x)*	26,200	238,944
Jura Energy Corp.*	690	20
Laredo Petroleum, Inc.*	86,900	314,578
Lilis Energy, Inc. (x)*	10,700	14,659
Matador Resources Co.*	58,500	908,505
Midstates Petroleum Co., Inc.*	2,500	18,775
NACCO Industries, Inc., Class A	2,400	81,360
NextDecade Corp. (x)*	700	3,780
Nordic American Tankers Ltd. (x)	46,101	92,202
Northern Oil and Gas, Inc. (x)*	108,000	244,080
Oasis Petroleum, Inc.*	150,528	832,420
Overseas Shipholding Group, Inc., Class A*	18,300	30,378
Panhandle Oil and Gas, Inc., Class A	9,300	144,150
Par Pacific Holdings, Inc.*	17,600	249,568
PDC Energy, Inc.*	37,835	1,125,970
Peabody Energy Corp.	45,100	1,374,648
Penn Virginia Corp.*	8,000	432,480
Renewable Energy Group, Inc.*	24,200	621,940
Resolute Energy Corp.*	12,400	359,352
REX American Resources Corp.*	3,600	245,196
Ring Energy, Inc.*	23,700	120,396
Rosehill Resources, Inc. (x)*	700	1,561
Sanchez Energy Corp. (x)*	69,500	18,765
SandRidge Energy, Inc.*	19,900	151,439
Scorpio Tankers, Inc.	164,000	288,640
SemGroup Corp., Class A	38,200	526,396
Ship Finance International Ltd.	61,305	645,542
SilverBow Resources, Inc.*	300	7,092
Southwestern Energy Co.*	329,400	1,123,254
SRC Energy, Inc.*	135,100	634,970
Talos Energy, Inc.*	10,900	177,888
Teekay Corp.	56,300	188,042
Teekay Tankers Ltd., Class A	98,757	91,647
Tellurian, Inc. (x)*	32,800	227,960

See Notes to Financial Statements.

1427

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Ultra Petroleum Corp.*	111,800	$84,979
Uranium Energy Corp. (x)*	11,300	14,125
W&T Offshore, Inc.*	66,444	273,749
WildHorse Resource Development Corp.*	21,000	296,310
World Fuel Services Corp.	37,400	800,734
Zion Oil & Gas, Inc. (x)*	5,400	2,254

		23,710,686

Total Energy		35,249,276

Financials (18.0%)
Banks (9.4%)
1st Constitution Bancorp	100	1,993
1st Source Corp.	9,072	365,964
Access National Corp.	9,197	196,172
ACNB Corp.	3,500	137,375
Allegiance Bancshares, Inc.*	6,400	207,168
American National Bankshares, Inc.	4,900	143,619
Ameris Bancorp	20,854	660,446
Ames National Corp.	5,550	141,081
Arrow Financial Corp.	7,323	234,482
Atlantic Capital Bancshares, Inc.*	10,700	175,159
Banc of California, Inc.	27,900	371,349
BancFirst Corp.	9,000	449,100
Bancorp, Inc. (The)*	29,900	238,004
BancorpSouth Bank	61,000	1,594,540
Bank of Commerce Holdings	200	2,192
Bank of Marin Bancorp	6,800	280,432
Bank of NT Butterfield & Son Ltd. (The)	30,800	965,580
Bank of Princeton (The)	100	2,790
Bankwell Financial Group, Inc.	3,600	103,356
Banner Corp.	23,000	1,230,040
Bar Harbor Bankshares	8,546	191,687
Baycom Corp.*	400	9,236
BCB Bancorp, Inc.	100	1,047
Berkshire Hills Bancorp, Inc.	28,094	757,695
Blue Hills Bancorp, Inc.	14,100	300,894
Boston Private Financial Holdings, Inc.	46,970	496,473
Bridge Bancorp, Inc.	10,481	267,161
Brookline Bancorp, Inc.	39,977	552,482
Bryn Mawr Bank Corp.	9,280	319,232
Business First Bancshares, Inc.	300	7,269
Byline Bancorp, Inc.*	700	11,662
C&F Financial Corp.	2,100	111,741
Cadence Bancorp	40,200	674,556
Cambridge Bancorp	100	8,325
Camden National Corp.	8,750	314,737
Capital City Bank Group, Inc.	7,600	176,396
Capstar Financial Holdings, Inc.	200	2,946
Carolina Financial Corp.	10,700	316,613
Cathay General Bancorp	41,947	1,406,483
CB Financial Services, Inc.	100	2,478
CBTX, Inc.	10,300	302,820
CenterState Bank Corp.	53,392	1,123,368
Central Pacific Financial Corp.	17,100	416,385
Central Valley Community Bancorp	5,500	103,785
Century Bancorp, Inc., Class A	2,000	135,460
Chemical Financial Corp.	44,794	1,639,908
Chemung Financial Corp.	300	12,393
Citizens & Northern Corp.	7,002	185,063
City Holding Co.	8,450	571,136
CNB Financial Corp.	8,600	197,370
Codorus Valley Bancorp, Inc.	5,970	126,862
Columbia Banking System, Inc.	40,955	1,486,257
Community Bank System, Inc.	28,102	1,638,347
Community Bankers Trust Corp.*	500	3,610
Community Financial Corp. (The)	100	2,924
Community Trust Bancorp, Inc.	8,725	345,597
ConnectOne Bancorp, Inc.	16,200	299,214
County Bancorp, Inc.	400	6,948
Customers Bancorp, Inc.*	14,900	271,180
CVB Financial Corp.	58,087	1,175,100
Eagle Bancorp, Inc.*	17,550	854,861
Enterprise Bancorp, Inc.	5,400	173,664
Enterprise Financial Services Corp.	12,495	470,187
Equity Bancshares, Inc., Class A*	5,100	179,775
Farmers & Merchants Bancorp, Inc.	300	11,547
Farmers National Banc Corp.	14,500	184,730
FB Financial Corp.	5,200	182,104
FCB Financial Holdings, Inc., Class A*	24,200	812,636
Fidelity Southern Corp.	10,800	281,016
Financial Institutions, Inc.	8,900	228,730
First Bancorp (Nasdaq Stock Exchange)	16,310	532,685
First Bancorp (Quotrix Stock Exchange)	125,900	1,082,740
First Bancorp, Inc.	5,519	145,150
First Bancshares, Inc. (The)	500	15,125
First Bank	300	3,636
First Busey Corp.	21,259	521,696
First Business Financial Services, Inc.	5,300	103,403
First Choice Bancorp (x)	100	2,260
First Commonwealth Financial Corp.	51,113	617,445
First Community Bankshares, Inc.	9,000	283,320
First Community Corp.	200	3,886
First Financial Bancorp	53,743	1,274,784
First Financial Bankshares, Inc. (x)	36,624	2,112,839
First Financial Corp.	6,000	240,900
First Financial Northwest, Inc.	1,500	23,205
First Foundation, Inc.*	15,100	194,186
First Guaranty Bancshares, Inc.	129	2,994
First Internet Bancorp	4,700	96,068
First Interstate BancSystem, Inc., Class A	18,327	670,035
First Merchants Corp.	27,600	945,852
First Mid-Illinois Bancshares, Inc.	5,200	165,984

See Notes to Financial Statements.

1428

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
First Midwest Bancorp, Inc.	65,868	$1,304,845
First Northwest Bancorp	6,500	96,395
First of Long Island Corp. (The)	12,275	244,886
First United Corp.	200	3,184
Flushing Financial Corp.	15,942	343,231
Franklin Financial Network, Inc.*	7,800	205,686
Fulton Financial Corp.	99,800	1,544,904
German American Bancorp, Inc.	12,150	337,406
Glacier Bancorp, Inc.	53,014	2,100,415
Great Southern Bancorp, Inc.	6,130	282,164
Great Western Bancorp, Inc.	33,400	1,043,750
Green Bancorp, Inc.	13,000	222,820
Guaranty Bancorp	21,900	454,425
Hancock Whitney Corp.	48,486	1,680,040
Hanmi Financial Corp.	18,000	354,600
HarborOne Bancorp, Inc.*	9,700	154,133
Heartland Financial USA, Inc.	20,100	883,395
Heritage Commerce Corp.	16,500	187,110
Heritage Financial Corp.	17,362	515,999
Hilltop Holdings, Inc.	42,000	748,860
Home BancShares, Inc.	97,101	1,586,630
HomeTrust Bancshares, Inc.	10,100	264,418
Hope Bancorp, Inc.	73,614	873,062
Horizon Bancorp, Inc.	16,950	267,471
Howard Bancorp, Inc.*	500	7,150
IBERIABANK Corp.	33,985	2,184,556
Independent Bank Corp./MA	14,886	1,046,635
Independent Bank Corp./MI	11,700	245,934
Independent Bank Group, Inc.	15,500	709,435
International Bancshares Corp.	31,390	1,079,816
Investors Bancorp, Inc.	139,840	1,454,336
Lakeland Bancorp, Inc.	23,635	350,034
Lakeland Financial Corp.	13,800	554,208
LCNB Corp.	5,400	81,810
LegacyTexas Financial Group, Inc.	25,560	820,220
Level One Bancorp, Inc. (x)	100	2,243
Live Oak Bancshares, Inc.	21,500	318,415
Macatawa Bank Corp.	16,700	160,654
MB Financial, Inc.	51,151	2,027,114
MBT Financial Corp.	10,600	98,580
Mercantile Bank Corp.	8,900	251,514
Metropolitan Bank Holding Corp.*	700	21,595
Middlefield Banc Corp.	100	4,243
Midland States Bancorp, Inc.	11,800	263,612
MidWestOne Financial Group, Inc.	5,000	124,150
MutualFirst Financial, Inc.	3,300	87,681
National Bank Holdings Corp., Class A	13,800	426,006
National Bankshares, Inc.	4,000	145,720
National Commerce Corp.*	8,300	298,800
NBT Bancorp, Inc.	24,582	850,291
Nicolet Bankshares, Inc.*	2,400	117,120
Northrim BanCorp, Inc.	4,800	157,776
Norwood Financial Corp.	100	3,300
OFG Bancorp	22,700	373,642
Ohio Valley Banc Corp.	100	3,539
Old Line Bancshares, Inc.	5,900	155,288
Old National Bancorp	98,605	1,518,517
Old Second Bancorp, Inc.	17,800	231,400
Opus Bank	10,900	213,531
Origin Bancorp, Inc.	9,700	330,576
Orrstown Financial Services, Inc.	700	12,747
Pacific Mercantile Bancorp*	2,200	15,730
Pacific Premier Bancorp, Inc.*	25,493	650,581
Park National Corp.	7,648	649,698
Parke Bancorp, Inc.	100	1,872
Peapack Gladstone Financial Corp.	9,000	226,620
Penns Woods Bancorp, Inc.	3,300	132,792
Peoples Bancorp of North Carolina, Inc.	120	2,935
Peoples Bancorp, Inc.	9,220	277,522
Peoples Financial Services Corp.	4,000	176,240
People’s Utah Bancorp	7,600	229,140
Preferred Bank	7,000	303,450
Premier Financial Bancorp, Inc.	7,412	110,513
QCR Holdings, Inc.	6,800	218,212
RBB Bancorp	1,000	17,570
Reliant Bancorp, Inc. (x)	100	2,304
Renasant Corp.	24,681	744,873
Republic Bancorp, Inc., Class A	5,400	209,088
Republic First Bancorp, Inc.*	29,800	177,906
S&T Bancorp, Inc.	20,325	769,098
Sandy Spring Bancorp, Inc.	18,648	584,429
Seacoast Banking Corp. of Florida*	32,100	835,242
ServisFirst Bancshares, Inc.	25,200	803,124
Shore Bancshares, Inc.	8,000	116,320
Sierra Bancorp	6,466	155,378
Simmons First National Corp., Class A	50,528	1,219,241
SmartFinancial, Inc.*	100	1,827
South State Corp.	20,052	1,202,117
Southern First Bancshares, Inc.*	4,000	128,280
Southern National Bancorp of Virginia, Inc.	7,300	96,506
Southside Bancshares, Inc.	16,089	510,826
Spirit of Texas Bancshares, Inc. (x)*	500	11,390
State Bank Financial Corp.	23,200	500,888
Stock Yards Bancorp, Inc.	12,150	398,520
Summit Financial Group, Inc.	5,000	96,550
Tompkins Financial Corp.	8,300	622,583
Towne Bank	43,621	1,044,723
TriCo Bancshares	13,212	446,433
TriState Capital Holdings, Inc.*	12,600	245,196
Triumph Bancorp, Inc.*	18,500	549,450
Trustmark Corp.	38,680	1,099,672
UMB Financial Corp.	25,418	1,549,735
Union Bankshares Corp.	36,577	1,032,569
Union Bankshares, Inc.	2,000	95,500
United Bankshares, Inc.	63,173	1,965,312
United Community Banks, Inc.	51,100	1,096,606
Univest Corp. of Pennsylvania	14,525	313,304
Valley National Bancorp	198,446	1,762,200
Veritex Holdings, Inc.*	13,000	277,940

See Notes to Financial Statements.

1429

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Washington Trust Bancorp, Inc.	9,900	$470,547
WesBanco, Inc.	27,306	1,001,857
West Bancorporation, Inc.	9,300	177,537
Westamerica Bancorp	14,174	789,208

		94,440,296

Capital Markets (1.3%)
Arlington Asset Investment Corp., Class A (x)	22,300	161,452
Artisan Partners Asset Management, Inc., Class A	25,500	563,805
Associated Capital Group, Inc., Class A	3,600	126,828
B. Riley Financial, Inc.	4,274	60,691
Blucora, Inc.*	26,800	713,952
BrightSphere Investment Group plc	45,300	483,804
Cohen & Steers, Inc.	12,009	412,149
Cowen, Inc.*	15,650	208,771
Diamond Hill Investment Group, Inc.	1,713	256,008
Donnelley Financial Solutions, Inc.*	18,800	263,764
Federated Investors, Inc., Class B	54,100	1,436,355
Focus Financial Partners, Inc., Class A*	10,524	277,097
GAIN Capital Holdings, Inc. (x)	20,400	125,664
GAMCO Investors, Inc., Class A	6,000	101,340
Greenhill & Co., Inc.	15,900	387,960
Hamilton Lane, Inc., Class A	8,300	307,100
Houlihan Lokey, Inc.	16,700	614,560
INTL. FCStone, Inc.*	8,600	314,588
Investment Technology Group, Inc.	18,900	571,536
Ladenburg Thalmann Financial Services, Inc.	60,800	141,664
Moelis & Co., Class A	21,800	749,484
Oppenheimer Holdings, Inc., Class A	5,000	127,750
Piper Jaffray Cos.	8,300	546,472
PJT Partners, Inc., Class A	10,200	395,352
Pzena Investment Management, Inc., Class A	9,811	84,865
Safeguard Scientifics, Inc.*	9,600	82,752
Stifel Financial Corp.	43,586	1,805,332
Virtus Investment Partners, Inc.	5,978	474,832
Waddell & Reed Financial, Inc., Class A	44,900	811,792
Westwood Holdings Group, Inc.	4,597	156,298
WisdomTree Investments, Inc.	68,000	452,200

		13,216,217

Consumer Finance (0.7%)
Curo Group Holdings Corp.*	1,400	13,286
Encore Capital Group, Inc. (x)*	15,600	366,600
Enova International, Inc.*	19,213	373,885
EZCORP, Inc., Class A*	24,996	193,219
FirstCash, Inc.	27,335	1,977,687
Green Dot Corp., Class A*	25,500	2,027,760
LendingClub Corp.*	186,000	489,180
Nelnet, Inc., Class A	11,569	605,522
PRA Group, Inc.*	28,848	703,026
Regional Management Corp.*	5,700	137,085
World Acceptance Corp.*	3,481	355,967

		7,243,217

Diversified Financial Services (0.2%)
Banco Latinoamericano de Comercio Exterior SA, Class E	16,281	281,661
Cannae Holdings, Inc.*	37,800	647,136
FGL Holdings*	79,200	527,472
Marlin Business Services Corp.	5,600	125,048
On Deck Capital, Inc.*	39,700	234,230

		1,815,547

Insurance (3.0%)
Ambac Financial Group, Inc.*	25,900	446,516
American Equity Investment Life Holding Co.	49,493	1,382,834
AMERISAFE, Inc.	10,900	617,921
Argo Group International Holdings Ltd.	18,985	1,276,741
Citizens, Inc. (x)*	28,649	215,440
CNO Financial Group, Inc.	102,901	1,531,167
Crawford & Co., Class B	9,500	85,500
Donegal Group, Inc., Class A	9,844	134,321
eHealth, Inc.*	10,900	418,778
EMC Insurance Group, Inc.	5,900	187,915
Employers Holdings, Inc.	19,701	826,851
Enstar Group Ltd.*	6,488	1,087,194
FBL Financial Group, Inc., Class A	5,600	367,640
FedNat Holding Co.	10,400	207,168
Genworth Financial, Inc., Class A*	284,700	1,326,702
Global Indemnity Ltd.	5,000	181,150
Goosehead Insurance, Inc., Class A (x)*	2,600	68,354
Greenlight Capital Re Ltd., Class A (x)*	18,793	161,996
Hallmark Financial Services, Inc.*	2,200	23,518
HCI Group, Inc. (x)	3,700	187,997
Health Insurance Innovations, Inc., Class A (x)*	11,900	318,087
Heritage Insurance Holdings, Inc.	17,400	256,128
Horace Mann Educators Corp.	23,037	862,736
Independence Holding Co.	1,000	35,200
Investors Title Co.	900	159,012
James River Group Holdings Ltd.	12,800	467,712
Kemper Corp.	30,194	2,004,278
Kingstone Cos., Inc.	100	1,769
Kinsale Capital Group, Inc.	10,900	605,604
Maiden Holdings Ltd.	30,761	50,756
MBIA, Inc.*	75,500	673,460
National General Holdings Corp.	34,400	832,824
National Western Life Group, Inc., Class A	1,300	390,910

See Notes to Financial Statements.

1430

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Navigators Group, Inc. (The)	12,906	$896,838
NI Holdings, Inc.*	500	7,865
Primerica, Inc.	26,600	2,599,086
ProAssurance Corp.	29,700	1,204,632
Protective Insurance Corp., Class B	7,823	130,253
RLI Corp.	21,796	1,503,706
Safety Insurance Group, Inc.	8,275	676,978
Selective Insurance Group, Inc.	32,632	1,988,594
State Auto Financial Corp.	8,834	300,709
Stewart Information Services Corp.	12,627	522,758
Third Point Reinsurance Ltd.*	51,900	500,316
Tiptree, Inc.	12,800	71,552
Trupanion, Inc. (x)*	11,800	300,428
United Fire Group, Inc.	12,364	685,584
United Insurance Holdings Corp.	15,200	252,624
Universal Insurance Holdings, Inc.	17,900	678,768

		29,714,870

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AG Mortgage Investment Trust, Inc. (REIT)	15,500	246,915
Anworth Mortgage Asset Corp. (REIT)	54,911	221,840
Apollo Commercial Real Estate Finance, Inc. (REIT)	64,007	1,066,357
Arbor Realty Trust, Inc. (REIT)	37,400	376,618
Ares Commercial Real Estate Corp. (REIT)	14,500	189,080
ARMOUR Residential REIT, Inc. (REIT)	21,101	432,570
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	57,100	1,819,206
Capstead Mortgage Corp. (REIT)	54,837	365,763
Cherry Hill Mortgage Investment Corp. (REIT)	1,800	31,572
Colony Credit Real Estate, Inc. (REIT)	46,900	740,551
Dynex Capital, Inc. (REIT)	32,000	183,040
Exantas Capital Corp. (REIT)	18,948	189,859
Granite Point Mortgage Trust, Inc. (REIT)	24,300	438,129
Great Ajax Corp. (REIT)	10,400	125,320
Invesco Mortgage Capital, Inc. (REIT)	64,594	935,321
Ladder Capital Corp. (REIT)	64,182	992,896
New York Mortgage Trust, Inc. (REIT)	63,100	371,659
Orchid Island Capital, Inc. (REIT) (x)	23,400	149,526
PennyMac Mortgage Investment Trust (REIT)	42,545	792,188
Ready Capital Corp. (REIT)	600	8,298
Redwood Trust, Inc. (REIT)	43,791	659,930
TPG RE Finance Trust, Inc. (REIT)	19,500	356,460
Western Asset Mortgage Capital Corp. (REIT)	18,900	157,626

		10,850,724

Thrifts & Mortgage Finance (2.3%)
Axos Financial, Inc.*	34,400	866,192
BankFinancial Corp.	10,521	157,289
Beneficial Bancorp, Inc.	40,338	576,430
Bridgewater Bancshares, Inc.*	600	6,330
BSB Bancorp, Inc.*	5,300	148,718
Capitol Federal Financial, Inc.	78,400	1,001,168
Columbia Financial, Inc.*	27,700	423,533
Dime Community Bancshares, Inc.	17,901	303,959
ESSA Bancorp, Inc.	600	9,366
Essent Group Ltd.*	53,700	1,835,466
Federal Agricultural Mortgage Corp., Class C	4,300	259,892
First Defiance Financial Corp.	10,200	250,002
Flagstar Bancorp, Inc.*	22,600	596,640
Hingham Institution for Savings	900	177,966
Home Bancorp, Inc.	4,400	155,760
HomeStreet, Inc.*	14,700	312,081
Impac Mortgage Holdings, Inc. (x)*	2,400	9,072
Kearny Financial Corp.	64,511	827,031
LendingTree, Inc. (x)*	4,300	944,151
Luther Burbank Corp.	300	2,706
Merchants Bancorp	1,300	25,948
Meridian Bancorp, Inc.	31,000	443,920
Meta Financial Group, Inc.	14,100	273,399
MGIC Investment Corp.*	212,087	2,218,430
Mr Cooper Group, Inc.*	41,588	485,332
NMI Holdings, Inc., Class A*	49,200	878,220
Northfield Bancorp, Inc.	24,183	327,680
Northwest Bancshares, Inc.	55,110	933,563
OceanFirst Financial Corp.	33,479	753,612
Ocwen Financial Corp.*	124,800	167,232
OP Bancorp*	200	1,774
Oritani Financial Corp.	22,150	326,713
PDL Community Bancorp*	100	1,274
PennyMac Financial Services, Inc.	13,300	282,758
Provident Financial Services, Inc.	38,216	922,152
Radian Group, Inc.	123,600	2,022,096
Riverview Bancorp, Inc.	100	728
SI Financial Group, Inc.	6,500	82,745
Southern Missouri Bancorp, Inc.	4,500	152,550
Sterling Bancorp, Inc.	400	2,780
Territorial Bancorp, Inc.	5,795	150,554
Timberland Bancorp, Inc.	200	4,460
TrustCo Bank Corp.	52,454	359,835
United Community Financial Corp.	26,400	233,640
United Financial Bancorp, Inc.	28,760	422,772
Walker & Dunlop, Inc.	15,845	685,296
Washington Federal, Inc.	52,200	1,394,262
Waterstone Financial, Inc.	14,400	241,344
Western New England Bancorp, Inc.	16,000	160,640
WSFS Financial Corp.	17,400	659,634

		23,479,095

Total Financials		180,759,966

See Notes to Financial Statements.

1431

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Health Care (15.1%)
Biotechnology (5.9%)
Abeona Therapeutics, Inc. (x)*	24,900	$177,786
ACADIA Pharmaceuticals, Inc.*	55,000	889,350
Acceleron Pharma, Inc.*	20,900	910,195
Achaogen, Inc. (x)*	24,000	29,520
Achillion Pharmaceuticals, Inc.*	56,300	89,517
Acorda Therapeutics, Inc.*	25,135	391,603
Adamas Pharmaceuticals, Inc. (x)*	14,500	123,830
ADMA Biologics, Inc. (x)*	3,000	7,170
Aduro Biotech, Inc.*	29,000	76,560
Adverum Biotechnologies, Inc.*	5,400	17,010
Aeglea BioTherapeutics, Inc.*	2,700	20,223
Agenus, Inc. (x)*	70,000	166,600
AgeX Therapeutics, Inc. (x)*	5,650	16,893
Aimmune Therapeutics, Inc.*	24,200	578,864
Akebia Therapeutics, Inc. (x)*	46,835	258,998
Albireo Pharma, Inc.*	900	22,077
Alder Biopharmaceuticals, Inc.*	47,700	488,925
Aldeyra Therapeutics, Inc.*	1,000	8,300
Allakos, Inc.*	2,700	141,129
Allena Pharmaceuticals, Inc.*	1,100	5,995
Allogene Therapeutics, Inc. (x)*	11,951	321,840
AMAG Pharmaceuticals, Inc.*	19,200	291,648
Amicus Therapeutics, Inc. (x)*	105,700	1,012,606
AnaptysBio, Inc.*	10,000	637,900
Apellis Pharmaceuticals, Inc.*	20,200	266,438
Aptinyx, Inc.*	1,800	29,772
Arbutus Biopharma Corp.*	2,200	8,426
Arcus Biosciences, Inc. (x)*	2,800	30,156
Ardelyx, Inc.*	36,400	65,156
Arena Pharmaceuticals, Inc.*	27,733	1,080,200
ArQule, Inc.*	35,200	97,504
Array BioPharma, Inc.*	111,019	1,582,021
Arrowhead Pharmaceuticals, Inc. (x)*	48,600	603,612
Arsanis, Inc. (x)*	400	928
Atara Biotherapeutics, Inc.*	22,700	788,598
Athenex, Inc. (x)*	23,500	298,215
Athersys, Inc. (x)*	76,300	109,872
Audentes Therapeutics, Inc.*	17,900	381,628
AVEO Pharmaceuticals, Inc. (x)*	13,200	21,120
Avid Bioservices, Inc.*	3,100	12,710
Avrobio, Inc.*	3,300	54,945
Bellicum Pharmaceuticals, Inc.*	26,100	76,212
BioCryst Pharmaceuticals, Inc. (x)*	49,200	397,044
Biohaven Pharmaceutical Holding Co. Ltd.*	15,300	565,794
BioSpecifics Technologies Corp.*	4,000	242,400
BioTime, Inc. (x)*	56,500	51,584
Blueprint Medicines Corp.*	22,200	1,196,802
Calithera Biosciences, Inc.*	18,100	72,581
Calyxt, Inc. (x)*	3,600	37,296
Cara Therapeutics, Inc. (x)*	25,400	330,200
CareDx, Inc.*	18,500	465,090
CASI Pharmaceuticals, Inc. (x)*	4,000	16,080
Catalyst Biosciences, Inc.*	8,500	67,065
Catalyst Pharmaceuticals, Inc.*	19,800	38,016
Celcuity, Inc.*	400	9,596
Cellular Biomedicine Group, Inc. (x)*	400	7,064
ChemoCentryx, Inc.*	24,400	266,204
Chimerix, Inc.*	37,000	95,090
Clovis Oncology, Inc. (x)*	24,700	443,612
Cohbar, Inc. (m) (x)*	2,900	9,019
Coherus Biosciences, Inc.*	41,300	373,765
Concert Pharmaceuticals, Inc.*	13,900	174,445
Corbus Pharmaceuticals Holdings, Inc. (x)*	43,200	252,288
Corvus Pharmaceuticals, Inc.*	14,200	52,114
Crinetics Pharmaceuticals, Inc. (x)*	1,300	38,987
CTI BioPharma Corp. (x)*	3,000	2,201
Cue Biopharma, Inc. (x)*	700	3,290
Cytokinetics, Inc.*	25,200	159,264
CytomX Therapeutics, Inc.*	29,300	442,430
Deciphera Pharmaceuticals, Inc.*	7,900	165,821
Denali Therapeutics, Inc. (x)*	25,300	522,698
Dicerna Pharmaceuticals, Inc.*	10,400	111,176
Dynavax Technologies Corp. (x)*	36,850	337,178
Eagle Pharmaceuticals, Inc.*	4,800	193,392
Editas Medicine, Inc.*	25,500	580,125
Emergent BioSolutions, Inc.*	24,800	1,470,144
Enanta Pharmaceuticals, Inc.*	8,800	623,304
Epizyme, Inc.*	45,600	280,896
Esperion Therapeutics, Inc. (x)*	12,800	588,800
Evelo Biosciences, Inc. (x)*	1,200	15,612
Fate Therapeutics, Inc.*	27,900	357,957
Fennec Pharmaceuticals, Inc.*	1,000	6,380
FibroGen, Inc.*	40,400	1,869,712
Five Prime Therapeutics, Inc.*	19,200	178,560
Flexion Therapeutics, Inc. (x)*	28,000	316,960
Fortress Biotech, Inc. (x)*	9,800	8,428
Forty Seven, Inc. (x)*	1,400	22,008
G1 Therapeutics, Inc.*	11,400	218,310
Genomic Health, Inc.*	10,312	664,196
Geron Corp. (x)*	134,611	134,611
Global Blood Therapeutics, Inc.*	27,900	1,145,295
GlycoMimetics, Inc.*	12,400	117,428
GTx, Inc. (x)*	1,200	936
Halozyme Therapeutics, Inc.*	82,135	1,201,635
Heron Therapeutics, Inc.*	35,600	923,464
Homology Medicines, Inc. (x)*	3,900	87,204
Idera Pharmaceuticals, Inc. (x)*	9,437	26,140
Immune Design Corp.*	14,000	18,200
ImmunoGen, Inc.*	89,168	428,006
Immunomedics, Inc. (x)*	73,600	1,050,272
Inovio Pharmaceuticals, Inc. (x)*	48,800	195,200
Insmed, Inc.*	42,200	553,664
Insys Therapeutics, Inc. (x)*	36,100	126,350
Intellia Therapeutics, Inc.*	26,700	364,455
Intercept Pharmaceuticals, Inc.*	12,200	1,229,638
Intrexon Corp. (x)*	38,800	253,752

See Notes to Financial Statements.

1432

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Invitae Corp.*	30,300	$335,118
Iovance Biotherapeutics, Inc.*	65,900	583,215
Ironwood Pharmaceuticals, Inc.*	74,200	768,712
Jounce Therapeutics, Inc.*	22,900	77,173
Kadmon Holdings, Inc. (x)*	9,600	19,968
Karyopharm Therapeutics, Inc.*	23,500	220,195
Kezar Life Sciences, Inc. (x)*	800	18,880
Kindred Biosciences, Inc.*	6,900	75,555
Kiniksa Pharmaceuticals Ltd., Class A (x)*	2,000	56,180
Kura Oncology, Inc.*	13,000	182,520
La Jolla Pharmaceutical Co. (x)*	12,000	113,160
Lexicon Pharmaceuticals, Inc. (x)*	23,911	158,769
Ligand Pharmaceuticals, Inc.*	12,826	1,740,488
Loxo Oncology, Inc.*	14,800	2,073,036
MacroGenics, Inc.*	18,300	232,410
Madrigal Pharmaceuticals, Inc. (x)*	3,200	360,704
MannKind Corp. (x)*	19,300	20,458
MediciNova, Inc. (x)*	6,700	54,739
MeiraGTx Holdings plc (x)*	700	6,748
Mersana Therapeutics, Inc.*	2,800	11,424
Minerva Neurosciences, Inc.*	21,100	142,214
Miragen Therapeutics, Inc.*	2,700	8,181
Mirati Therapeutics, Inc.*	10,100	428,442
Molecular Templates, Inc. (x)*	700	2,828
Momenta Pharmaceuticals, Inc.*	54,428	600,885
Mustang Bio, Inc. (x)*	800	2,352
Myriad Genetics, Inc.*	39,200	1,139,544
NantKwest, Inc. (x)*	38,800	45,008
Natera, Inc.*	19,300	269,428
NewLink Genetics Corp. (x)*	35,400	53,808
Novavax, Inc. (x)*	146,259	269,117
Nymox Pharmaceutical Corp.*	3,600	4,716
OPKO Health, Inc. (x)*	179,600	540,596
Organovo Holdings, Inc. (x)*	83,950	80,349
Ovid therapeutics, Inc.*	1,700	4,114
Palatin Technologies, Inc. (x)*	19,800	14,026
PDL BioPharma, Inc.*	111,727	324,008
Pfenex, Inc.*	2,300	7,337
Pieris Pharmaceuticals, Inc.*	16,500	43,890
PolarityTE, Inc. (x)*	9,000	121,410
Portola Pharmaceuticals, Inc. (x)*	36,400	710,528
Progenics Pharmaceuticals, Inc.*	39,900	167,580
Proteostasis Therapeutics, Inc.*	10,700	34,668
Prothena Corp. plc*	25,700	264,710
PTC Therapeutics, Inc.*	25,300	868,296
Puma Biotechnology, Inc. (x)*	16,000	325,600
Ra Pharmaceuticals, Inc.*	14,800	269,360
Radius Health, Inc.*	25,500	420,495
Recro Pharma, Inc.*	10,800	76,680
REGENXBIO, Inc.*	16,000	671,200
Repligen Corp.*	27,800	1,466,172
Replimune Group, Inc. (x)*	1,200	12,000
Retrophin, Inc.*	19,700	445,811
Rhythm Pharmaceuticals, Inc.*	7,800	209,664
Rigel Pharmaceuticals, Inc.*	104,540	240,442
Rocket Pharmaceuticals, Inc. (x)*	8,600	127,452
Rubius Therapeutics, Inc. (x)*	2,400	38,592
Sangamo Therapeutics, Inc.*	56,600	649,768
Savara, Inc. (x)*	4,600	34,822
Scholar Rock Holding Corp. (x)*	1,200	27,564
Selecta Biosciences, Inc. (x)*	6,300	16,758
Seres Therapeutics, Inc. (x)*	19,800	89,496
Solid Biosciences, Inc. (x)*	6,800	182,240
Sorrento Therapeutics, Inc. (x)*	57,800	138,720
Spark Therapeutics, Inc. (x)*	20,269	793,329
Spectrum Pharmaceuticals, Inc.*	55,265	483,569
Spero Therapeutics, Inc.*	800	4,920
Spring Bank Pharmaceuticals, Inc.*	300	3,117
Stemline Therapeutics, Inc.*	16,200	153,900
Surface Oncology, Inc.*	2,500	10,600
Syndax Pharmaceuticals, Inc.*	10,000	44,500
Synlogic, Inc. (x)*	1,300	9,113
Syros Pharmaceuticals, Inc.*	6,000	33,420
T2 Biosystems, Inc. (x)*	14,500	43,645
TG Therapeutics, Inc. (x)*	55,300	226,730
Tocagen, Inc. (x)*	3,400	27,914
Tyme Technologies, Inc. (x)*	3,200	11,808
Ultragenyx Pharmaceutical, Inc.*	26,300	1,143,524
UNITY Biotechnology, Inc. (x)*	4,400	71,544
Unum Therapeutics, Inc. (x)*	3,500	15,400
Vanda Pharmaceuticals, Inc.*	34,600	904,098
Veracyte, Inc.*	12,200	153,476
Verastem, Inc. (x)*	39,700	133,392
Vericel Corp.*	21,900	381,060
Viking Therapeutics, Inc. (x)*	31,000	237,150
Vital Therapies, Inc. (x)*	3,100	578
Voyager Therapeutics, Inc.*	15,100	141,940
Xencor, Inc.*	23,800	860,608
XOMA Corp. (x)*	1,671	21,138
Zafgen, Inc.*	4,500	22,275
ZIOPHARM Oncology, Inc. (x)*	89,225	166,851

		59,189,202

Health Care Equipment & Supplies (3.6%)
Accuray, Inc.*	53,447	182,254
AngioDynamics, Inc.*	16,200	326,106
Anika Therapeutics, Inc.*	11,100	373,071
Antares Pharma, Inc. (x)*	67,500	183,600
AtriCure, Inc.*	16,500	504,900
Atrion Corp.	800	592,864
Avanos Medical, Inc.*	26,300	1,177,977
AxoGen, Inc.*	22,400	457,632
Cardiovascular Systems, Inc.*	18,300	521,367
Cerus Corp.*	67,100	340,197
CONMED Corp.	15,787	1,013,525
CryoLife, Inc.*	18,068	512,770
CryoPort, Inc. (x)*	6,600	72,798
Cutera, Inc.*	9,100	154,882
CytoSorbents Corp. (x)*	3,200	25,856
ElectroCore, Inc. (x)*	1,000	6,260
Endologix, Inc.*	53,200	38,091

See Notes to Financial Statements.

1433

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
FONAR Corp.*	1,300	$26,312
GenMark Diagnostics, Inc.*	25,700	124,902
Glaukos Corp. (x)*	16,400	921,188
Globus Medical, Inc., Class A*	40,200	1,739,856
Haemonetics Corp.*	29,408	2,942,270
Helius Medical Technologies, Inc. (x)*	1,100	10,076
Heska Corp.*	3,200	275,520
Inogen, Inc.*	9,400	1,167,198
Integer Holdings Corp.*	17,518	1,335,923
IntriCon Corp.*	4,800	126,624
Invacare Corp.	18,200	78,260
iRadimed Corp. (x)*	300	7,338
iRhythm Technologies, Inc.*	13,300	924,084
Lantheus Holdings, Inc.*	15,600	244,140
LeMaitre Vascular, Inc.	9,200	217,488
LivaNova plc*	27,800	2,542,866
Meridian Bioscience, Inc.	25,677	445,753
Merit Medical Systems, Inc.*	33,607	1,875,607
Natus Medical, Inc.*	19,400	660,182
Neogen Corp.*	27,822	1,585,854
Neuronetics, Inc.*	1,800	34,830
Nevro Corp.*	15,900	618,351
Novocure Ltd.*	40,100	1,342,548
NuVasive, Inc.*	28,409	1,407,950
Nuvectra Corp.*	4,400	71,896
NxStage Medical, Inc.*	35,350	1,011,717
OraSure Technologies, Inc.*	31,086	363,085
Orthofix Medical, Inc.*	10,000	524,900
OrthoPediatrics Corp.*	1,700	59,296
Oxford Immunotec Global plc*	15,500	198,090
Pulse Biosciences, Inc. (x)*	7,700	88,242
Quidel Corp.*	18,300	893,406
Rockwell Medical, Inc. (x)*	37,800	85,428
RTI Surgical, Inc.*	38,749	143,371
SeaSpine Holdings Corp.*	600	10,944
Senseonics Holdings, Inc. (x)*	37,300	96,607
Sientra, Inc. (x)*	9,000	114,390
STAAR Surgical Co.*	23,200	740,312
Surmodics, Inc.*	7,821	369,621
Tactile Systems Technology, Inc.*	8,700	396,285
Tandem Diabetes Care, Inc.*	24,900	945,453
TransEnterix, Inc. (x)*	68,100	153,906
Utah Medical Products, Inc.	2,500	207,700
Varex Imaging Corp.*	21,600	511,488
ViewRay, Inc. (x)*	40,600	246,442
Wright Medical Group NV*	69,033	1,879,078

		36,250,927

Health Care Providers & Services (2.1%)
AAC Holdings, Inc. (x)*	15,300	21,420
Addus HomeCare Corp.*	5,300	359,764
Amedisys, Inc.*	15,634	1,830,898
American Renal Associates Holdings, Inc. (x)*	9,900	114,048
AMN Healthcare Services, Inc.*	27,200	1,541,152
Apollo Medical Holdings, Inc.*	4,100	81,385
BioScrip, Inc.*	79,000	282,030
BioTelemetry, Inc.*	22,700	1,355,644
Brookdale Senior Living, Inc.*	104,400	699,480
Capital Senior Living Corp.*	18,200	123,760
Civitas Solutions, Inc.*	11,400	199,614
Community Health Systems, Inc. (x)*	62,400	175,968
CorVel Corp.*	7,600	469,072
Cross Country Healthcare, Inc.*	23,495	172,218
Diplomat Pharmacy, Inc. (x)*	39,700	534,362
Ensign Group, Inc. (The)	28,800	1,117,152
Genesis Healthcare, Inc.*	54,400	64,192
Guardant Health, Inc.*	8,110	304,855
HealthEquity, Inc.*	33,200	1,980,380
LHC Group, Inc.*	17,207	1,615,393
Magellan Health, Inc.*	13,815	785,935
National HealthCare Corp.	7,200	564,840
National Research Corp.	7,625	290,818
Owens & Minor, Inc. (x)	35,800	226,614
Patterson Cos., Inc.	45,800	900,428
PetIQ, Inc. (x)*	5,700	133,779
Providence Service Corp. (The)*	6,723	403,515
Quorum Health Corp.*	3,700	10,693
R1 RCM, Inc.*	57,500	457,125
RadNet, Inc.*	24,800	252,216
Select Medical Holdings Corp.*	59,303	910,301
Surgery Partners, Inc.*	17,100	167,409
Tenet Healthcare Corp.*	46,600	798,724
Tivity Health, Inc.*	29,747	738,023
Triple-S Management Corp., Class B*	13,836	240,608
US Physical Therapy, Inc.	6,907	706,931

		20,630,746

Health Care Technology (1.1%)
Allscripts Healthcare Solutions, Inc.*	104,000	1,002,560
Castlight Health, Inc., Class B*	49,850	108,175
Computer Programs & Systems, Inc.	8,902	223,440
Evolent Health, Inc., Class A*	37,700	752,115
HealthStream, Inc.	13,000	313,950
HMS Holdings Corp.*	50,429	1,418,568
Inovalon Holdings, Inc., Class A (x)*	35,900	509,062
Inspire Medical Systems, Inc.*	4,700	198,575
Medidata Solutions, Inc.*	31,600	2,130,472
NantHealth, Inc. (x)*	23,000	12,517
NextGen Healthcare Information Systems LLC*	30,276	458,681
Omnicell, Inc.*	21,055	1,289,408
Simulations Plus, Inc.	1,600	31,840
Tabula Rasa HealthCare, Inc.*	9,700	618,472
Teladoc Health, Inc.*	34,600	1,715,122
Vocera Communications, Inc.*	15,700	617,795

		11,400,752

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc. (x)*	13,100	150,650
Cambrex Corp.*	19,500	736,320
ChromaDex Corp. (x)*	2,700	9,261
Codexis, Inc.*	28,400	474,280
Enzo Biochem, Inc.*	24,500	68,110

See Notes to Financial Statements.

1434

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Fluidigm Corp.*	25,000	$215,500
Harvard Bioscience, Inc.*	1,400	4,452
Luminex Corp.	21,519	497,304
Medpace Holdings, Inc.*	10,200	539,886
NanoString Technologies, Inc.*	14,700	218,001
NeoGenomics, Inc.*	30,400	383,344
Pacific Biosciences of California, Inc.*	60,000	444,000
Quanterix Corp.*	3,000	54,930
Syneos Health, Inc.*	31,300	1,231,655

		5,027,693

Pharmaceuticals (1.9%)
Aclaris Therapeutics, Inc.*	13,500	99,765
Aerie Pharmaceuticals, Inc.*	19,900	718,390
Akcea Therapeutics, Inc. (x)*	8,600	259,204
Akorn, Inc.*	52,100	176,619
Amneal Pharmaceuticals, Inc. (x)*	43,766	592,154
Amphastar Pharmaceuticals, Inc.*	20,400	405,960
Ampio Pharmaceuticals, Inc. (x)*	5,300	2,092
ANI Pharmaceuticals, Inc.*	4,350	195,837
Aratana Therapeutics, Inc.*	31,850	195,241
Assembly Biosciences, Inc.*	9,000	203,580
Assertio Therapeutics, Inc.*	45,500	164,255
Clearside Biomedical, Inc. (x)*	14,400	15,408
Collegium Pharmaceutical, Inc. (x)*	21,500	369,155
Corcept Therapeutics, Inc. (x)*	68,300	912,488
Cymabay Therapeutics, Inc.*	32,900	258,923
Dermira, Inc.*	27,400	197,006
Dova Pharmaceuticals, Inc. (x)*	6,800	51,544
Durect Corp.*	28,100	13,575
Eloxx Pharmaceuticals, Inc. (x)*	3,000	36,030
Endo International plc*	125,100	913,230
Evolus, Inc. (x)*	11,100	132,090
Horizon Pharma plc*	91,200	1,782,048
Innovate Biopharmaceuticals, Inc. (x)*	1,300	3,003
Innoviva, Inc.*	47,500	828,875
Intersect ENT, Inc.*	14,000	394,520
Intra-Cellular Therapies, Inc.*	38,900	443,071
Kala Pharmaceuticals, Inc.*	3,500	17,115
Lannett Co., Inc.*	21,700	107,632
Liquidia Technologies, Inc.*	1,200	25,992
Mallinckrodt plc*	46,000	726,800
Marinus Pharmaceuticals, Inc. (x)*	10,400	29,848
Medicines Co. (The) (x)*	38,687	740,469
Melinta Therapeutics, Inc.*	18,300	14,506
Menlo Therapeutics, Inc.*	800	3,296
MyoKardia, Inc.*	17,000	830,620
Neos Therapeutics, Inc. (x)*	26,600	43,890
Ocular Therapeutix, Inc. (x)*	32,200	128,156
Odonate Therapeutics, Inc. (x)*	1,400	19,712
Omeros Corp. (x)*	23,200	258,448
Optinose, Inc. (x)*	8,100	50,220
Pacira Pharmaceuticals, Inc.*	20,600	886,212
Paratek Pharmaceuticals, Inc. (x)*	16,300	83,619
Phibro Animal Health Corp., Class A	9,050	291,048
Prestige Consumer Healthcare, Inc.*	29,800	920,224
Reata Pharmaceuticals, Inc., Class A*	8,200	460,020
resTORbio, Inc. (x)*	1,200	10,344
Revance Therapeutics, Inc.*	26,000	523,380
scPharmaceuticals, Inc. (x)*	2,900	10,904
Sienna Biopharmaceuticals, Inc.*	1,600	3,712
SIGA Technologies, Inc. (x)*	7,400	58,460
Supernus Pharmaceuticals, Inc.*	26,500	880,330
Teligent, Inc. (x)*	40,300	55,211
Tetraphase Pharmaceuticals, Inc.*	35,400	40,002
TherapeuticsMD, Inc. (x)*	94,600	360,426
Theravance Biopharma, Inc. (x)*	23,000	588,570
Tricida, Inc.*	2,700	63,666
WaVe Life Sciences Ltd. (x)*	9,600	403,584
Xeris Pharmaceuticals, Inc.*	1,400	23,800
Zogenix, Inc. (x)*	19,712	718,700

		18,742,979

Total Health Care		151,242,299

Industrials (14.7%)
Aerospace & Defense (1.3%)
AAR Corp.	19,012	709,908
Aerojet Rocketdyne Holdings, Inc.*	39,300	1,384,539
Aerovironment, Inc.*	11,621	789,647
Astronics Corp.*	11,100	337,995
Axon Enterprise, Inc.*	33,600	1,470,000
Cubic Corp.	14,486	778,478
Ducommun, Inc.*	4,200	152,544
Engility Holdings, Inc.*	7,700	219,142
Esterline Technologies Corp.*	16,987	2,063,071
KeyW Holding Corp. (The) (x)*	21,600	144,504
Kratos Defense & Security Solutions, Inc.*	38,500	542,465
Maxar Technologies Ltd.	31,600	377,936
Mercury Systems, Inc.*	27,100	1,281,559
Moog, Inc., Class A	18,353	1,421,990
National Presto Industries, Inc.	2,400	280,608
Sparton Corp.*	4,100	74,579
Triumph Group, Inc.	27,900	320,850
Vectrus, Inc.*	6,700	144,586
Wesco Aircraft Holdings, Inc.*	19,100	150,890

		12,645,291

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	29,400	670,614
Atlas Air Worldwide Holdings, Inc.*	14,327	604,456
Echo Global Logistics, Inc.*	16,500	335,445
Forward Air Corp.	17,140	940,129
Hub Group, Inc., Class A*	19,033	705,553
Radiant Logistics, Inc.*	25,000	106,250

		3,362,447

See Notes to Financial Statements.

1435

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Airlines (0.5%)
Allegiant Travel Co.	7,577	$759,367
Hawaiian Holdings, Inc.	30,300	800,223
SkyWest, Inc.	29,400	1,307,418
Spirit Airlines, Inc.*	38,300	2,218,336

		5,085,344

Building Products (1.2%)
AAON, Inc.	23,200	813,392
Advanced Drainage Systems, Inc.	19,000	460,750
American Woodmark Corp.*	7,900	439,872
Apogee Enterprises, Inc.	15,900	474,615
Armstrong Flooring, Inc.*	13,400	158,656
Builders FirstSource, Inc.*	61,600	672,056
Caesarstone Ltd. (x)	13,700	186,046
Continental Building Products, Inc.*	20,200	514,090
CSW Industrials, Inc.*	8,300	401,305
Gibraltar Industries, Inc.*	18,200	647,738
Griffon Corp.	16,443	171,829
Insteel Industries, Inc.	7,300	177,244
JELD-WEN Holding, Inc.*	38,026	540,349
Masonite International Corp.*	17,000	762,110
NCI Building Systems, Inc.*	33,100	239,975
Patrick Industries, Inc.*	13,725	406,397
PGT Innovations, Inc.*	32,300	511,955
Quanex Building Products Corp.	18,867	256,403
Simpson Manufacturing Co., Inc.	23,819	1,289,323
Trex Co., Inc.*	33,400	1,982,624
Universal Forest Products, Inc.	34,062	884,250

		11,990,979

Commercial Services & Supplies (2.6%)
ABM Industries, Inc.	32,032	1,028,547
ACCO Brands Corp.	60,986	413,485
Advanced Disposal Services, Inc.*	40,500	969,570
Brady Corp., Class A	26,641	1,157,818
Brink’s Co. (The)	25,900	1,674,435
Casella Waste Systems, Inc., Class A*	22,200	632,478
CECO Environmental Corp.*	13,700	92,475
Cimpress NV*	14,200	1,468,564
Covanta Holding Corp.	67,100	900,482
Deluxe Corp.	28,061	1,078,665
Ennis, Inc.	12,456	239,778
Essendant, Inc.	17,972	226,088
Healthcare Services Group, Inc. (x)	39,669	1,593,900
Heritage-Crystal Clean, Inc.*	6,900	158,769
Herman Miller, Inc.	34,391	1,040,328
HNI Corp.	26,041	922,633
Interface, Inc.	40,298	574,246
Kimball International, Inc., Class B	20,200	286,638
Knoll, Inc.	26,658	439,324
LSC Communications, Inc.	16,700	116,900
Matthews International Corp., Class A	18,359	745,743
McGrath RentCorp	13,445	692,149
Mobile Mini, Inc.	24,495	777,716
MSA Safety, Inc.	17,807	1,678,666
Multi-Color Corp.	7,800	273,702
NL Industries, Inc.*	6,845	24,026
PICO Holdings, Inc.*	10,700	97,798
Pitney Bowes, Inc.	105,100	621,141
Quad/Graphics, Inc. (x)	16,400	202,048
RR Donnelley & Sons Co.	31,800	125,928
SP Plus Corp.*	10,000	295,400
Steelcase, Inc., Class A	47,672	706,976
Team, Inc. (x)*	12,500	183,125
Tetra Tech, Inc.	33,537	1,736,210
UniFirst Corp.	8,705	1,245,424
US Ecology, Inc.	12,300	774,654
Viad Corp.	11,124	557,201
VSE Corp.	4,200	125,622

		25,878,652

Construction & Engineering (1.0%)
Aegion Corp.*	22,362	364,948
Ameresco, Inc., Class A*	5,500	77,550
Argan, Inc.	7,100	268,664
Comfort Systems USA, Inc.	20,743	906,054
Dycom Industries, Inc.*	17,516	946,565
EMCOR Group, Inc.	34,599	2,065,214
Granite Construction, Inc.	26,435	1,064,802
Great Lakes Dredge & Dock Corp.*	33,900	224,418
HC2 Holdings, Inc.*	22,900	60,456
IES Holdings, Inc.*	4,800	74,640
Infrastructure and Energy Alternatives, Inc.*	1,300	10,647
KBR, Inc.	82,500	1,252,350
MasTec, Inc.*	38,062	1,543,795
MYR Group, Inc.*	6,400	180,288
Northwest Pipe Co.*	400	9,316
NV5 Global, Inc.*	4,300	260,365
Orion Group Holdings, Inc.*	18,900	81,081
Primoris Services Corp.	21,700	415,121
Sterling Construction Co., Inc.*	1,300	14,157
Tutor Perini Corp.*	23,995	383,200
Willscot Corp.*	3,300	31,086

		10,234,717

Electrical Equipment (0.7%)
Allied Motion Technologies, Inc.	1,800	80,442
Atkore International Group, Inc.*	18,800	372,992
AZZ, Inc.	14,586	588,691
Babcock & Wilcox Enterprises, Inc. (x)*	27,280	10,650
Encore Wire Corp.	11,628	583,493
Energous Corp. (x)*	5,700	33,003
EnerSys	25,039	1,943,277
Enphase Energy, Inc. (x)*	44,900	212,377
FuelCell Energy, Inc. (x)*	9,200	5,065
Generac Holdings, Inc.*	35,400	1,759,380
Plug Power, Inc. (x)*	67,100	83,204
Powell Industries, Inc.	4,300	107,543
Preformed Line Products Co.	200	10,850

See Notes to Financial Statements.

1436

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Sunrun, Inc. (x)*	67,000	$729,630
Thermon Group Holdings, Inc.*	18,400	373,152
TPI Composites, Inc.*	9,000	221,220
Vicor Corp.*	7,900	298,541
Vivint Solar, Inc. (x)*	54,700	208,407

		7,621,917

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	20,826	753,693

Machinery (3.7%)
Actuant Corp., Class A	32,513	682,448
Alamo Group, Inc.	5,400	417,528
Albany International Corp., Class A	16,391	1,023,290
Altra Industrial Motion Corp.	33,531	843,305
Astec Industries, Inc.	10,543	318,293
Barnes Group, Inc.	29,106	1,560,664
Blue Bird Corp.*	4,100	74,579
Briggs & Stratton Corp.	24,344	318,420
Chart Industries, Inc.*	19,421	1,262,948
CIRCOR International, Inc.	9,509	202,542
Columbus McKinnon Corp.	11,100	334,554
Commercial Vehicle Group, Inc.*	2,000	11,400
DMC Global, Inc.	8,000	280,960
Douglas Dynamics, Inc.	12,500	448,625
Energy Recovery, Inc. (x)*	26,600	179,018
EnPro Industries, Inc.	12,954	778,535
ESCO Technologies, Inc.	14,552	959,704
Evoqua Water Technologies Corp.*	42,270	405,792
Federal Signal Corp.	34,400	684,560
Franklin Electric Co., Inc.	26,452	1,134,262
FreightCar America, Inc.*	9,200	61,548
Gencor Industries, Inc.*	1,100	12,067
Global Brass & Copper Holdings, Inc.	12,000	301,800
Gorman-Rupp Co. (The)	9,137	296,130
Graham Corp.	6,200	141,608
Greenbrier Cos., Inc. (The)	16,300	644,502
Harsco Corp.*	46,500	923,490
Hillenbrand, Inc.	35,200	1,335,136
Hurco Cos., Inc.	3,400	121,380
Hyster-Yale Materials Handling, Inc.	5,700	353,172
John Bean Technologies Corp.	18,031	1,294,806
Kadant, Inc.	6,200	505,052
Kennametal, Inc.	44,700	1,487,616
LB Foster Co., Class A*	300	4,770
Lindsay Corp.	6,075	584,719
Lydall, Inc.*	8,600	174,666
Manitex International, Inc.*	900	5,112
Manitowoc Co., Inc. (The)*	17,975	265,491
Meritor, Inc.*	47,235	798,744
Milacron Holdings Corp.*	38,700	460,143
Miller Industries, Inc.	6,000	162,000
Mueller Industries, Inc.	32,514	759,527
Mueller Water Products, Inc., Class A	89,493	814,386
Navistar International Corp.*	28,600	742,170
NN, Inc.	15,100	101,321
Omega Flex, Inc.	1,300	70,291
Park-Ohio Holdings Corp.	5,200	159,588
Proto Labs, Inc.*	13,900	1,567,781
RBC Bearings, Inc.*	12,700	1,664,970
REV Group, Inc. (x)	25,600	192,256
Rexnord Corp.*	59,600	1,367,820
Spartan Motors, Inc.	12,800	92,544
SPX Corp.*	23,500	658,235
SPX FLOW, Inc.*	29,200	888,264
Standex International Corp.	7,279	489,003
Sun Hydraulics Corp.	13,350	443,086
Tennant Co.	11,231	585,247
Titan International, Inc.	22,600	105,316
TriMas Corp.*	26,900	734,101
Twin Disc, Inc.*	400	5,900
Wabash National Corp.	34,300	448,644
Watts Water Technologies, Inc., Class A	16,359	1,055,646
Woodward, Inc.	29,933	2,223,723

		37,025,198

Marine (0.1%)
Costamare, Inc.	23,600	103,604
Eagle Bulk Shipping, Inc.*	4,600	21,206
Genco Shipping & Trading Ltd.*	6,300	49,707
Matson, Inc.	24,800	794,096
Safe Bulkers, Inc.*	5,800	10,324
Scorpio Bulkers, Inc.	31,600	174,748

		1,153,685

Professional Services (1.5%)
Acacia Research Corp.*	31,141	92,800
ASGN, Inc.*	29,200	1,591,400
Barrett Business Services, Inc.	3,400	194,650
BG Staffing, Inc.	1,100	22,715
CBIZ, Inc.*	27,400	539,780
CRA International, Inc.	4,600	195,730
Exponent, Inc.	29,292	1,485,397
Forrester Research, Inc.	5,300	236,910
Franklin Covey Co.*	6,000	133,980
FTI Consulting, Inc.*	23,500	1,566,040
GP Strategies Corp.*	6,600	83,226
Heidrick & Struggles International, Inc.	8,100	252,639
Huron Consulting Group, Inc.*	12,444	638,502
ICF International, Inc.	10,400	673,712
InnerWorkings, Inc.*	21,600	80,784
Insperity, Inc.	21,374	1,995,477
Kelly Services, Inc., Class A	16,534	338,616
Kforce, Inc.	12,100	374,132
Korn/Ferry International	32,852	1,298,968
Mistras Group, Inc.*	9,600	138,048
Navigant Consulting, Inc.	26,532	638,095
Resources Connection, Inc.	18,195	258,369
TriNet Group, Inc.*	23,200	973,240
TrueBlue, Inc.*	24,015	534,334
WageWorks, Inc.*	20,915	568,051
Willdan Group, Inc.*	500	17,490

		14,923,085

See Notes to Financial Statements.

1437

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Road & Rail (0.5%)
ArcBest Corp.	15,400	$527,604
Avis Budget Group, Inc.*	42,900	964,392
Covenant Transportation Group, Inc., Class A*	7,300	140,160
Daseke, Inc.*	5,700	20,976
Heartland Express, Inc.	29,355	537,196
Hertz Global Holdings, Inc.*	37,700	514,605
Marten Transport Ltd.	21,916	354,820
PAM Transportation Services, Inc.*	200	7,882
Saia, Inc.*	13,800	770,316
Universal Logistics Holdings, Inc.	3,000	54,270
USA Truck, Inc.*	900	13,473
Werner Enterprises, Inc.	25,566	755,220
YRC Worldwide, Inc.*	20,900	65,835

		4,726,749

Trading Companies & Distributors (1.2%)
Aircastle Ltd.	26,955	464,704
Applied Industrial Technologies, Inc.	20,888	1,126,699
Beacon Roofing Supply, Inc.*	37,976	1,204,599
BlueLinx Holdings, Inc. (x)*	1,600	39,536
BMC Stock Holdings, Inc.*	46,400	718,272
CAI International, Inc. (x)*	5,900	137,057
DXP Enterprises, Inc.*	7,000	194,880
EVI Industries, Inc. (x)	200	6,670
Foundation Building Materials, Inc.*	10,400	86,424
GATX Corp.	23,100	1,635,711
General Finance Corp.*	1,100	11,121
GMS, Inc.*	13,500	200,610
H&E Equipment Services, Inc.	17,900	365,518
Herc Holdings, Inc.*	13,900	361,261
Kaman Corp.	16,392	919,427
Lawson Products, Inc.*	1,000	31,600
MRC Global, Inc.*	58,200	711,786
Nexeo Solutions, Inc.*	3,300	28,347
NOW, Inc.*	60,500	704,220
Rush Enterprises, Inc., Class A	16,900	582,712
Rush Enterprises, Inc., Class B	4,200	149,520
SiteOne Landscape Supply, Inc.*	22,300	1,232,521
Systemax, Inc.	9,371	223,873
Textainer Group Holdings Ltd.*	13,200	131,472
Titan Machinery, Inc.*	9,400	123,610
Triton International Ltd.	29,200	907,244
Veritiv Corp.*	2,800	69,916
Willis Lease Finance Corp.*	900	31,140

		12,400,450

Total Industrials		147,802,207

Information Technology (14.5%)
Communications Equipment (1.7%)
Acacia Communications, Inc.*	21,000	798,000
ADTRAN, Inc.	28,206	302,932
Aerohive Networks, Inc.*	5,900	19,234
Applied Optoelectronics, Inc. (x)*	9,400	145,042
CalAmp Corp.*	23,700	308,337
Calix, Inc.*	30,100	293,475
Casa Systems, Inc.*	13,300	174,629
Ciena Corp.*	77,658	2,633,383
Clearfield, Inc.*	7,200	71,424
Comtech Telecommunications Corp.	11,300	275,042
Digi International, Inc.*	16,900	170,521
Extreme Networks, Inc.*	57,500	350,750
Finisar Corp.*	61,700	1,332,720
Harmonic, Inc.*	54,259	256,103
Infinera Corp.*	86,261	344,181
InterDigital, Inc.	19,925	1,323,618
KVH Industries, Inc.*	900	9,261
Lumentum Holdings, Inc.*	40,935	1,719,679
NETGEAR, Inc.*	18,629	969,267
NetScout Systems, Inc.*	51,154	1,208,769
Plantronics, Inc.	19,059	630,853
Quantenna Communications, Inc.*	15,800	226,730
Ribbon Communications, Inc.*	31,748	153,025
ViaSat, Inc. (x)*	29,840	1,759,068
Viavi Solutions, Inc.*	132,700	1,333,635

		16,809,678

Electronic Equipment, Instruments & Components (2.5%)
Anixter International, Inc.*	16,658	904,696
AVX Corp.	26,100	398,025
Badger Meter, Inc.	17,060	839,523
Bel Fuse, Inc., Class B	6,000	110,520
Belden, Inc.	25,035	1,045,712
Benchmark Electronics, Inc.	28,448	602,529
Control4 Corp.*	16,900	297,440
CTS Corp.	18,000	466,020
Daktronics, Inc.	28,100	207,940
Electro Scientific Industries, Inc.*	16,400	491,344
ePlus, Inc.*	7,300	519,541
Fabrinet*	20,000	1,026,200
FARO Technologies, Inc.*	10,567	429,443
Fitbit, Inc., Class A (x)*	100,000	497,000
II-VI, Inc.*	34,386	1,116,169
Insight Enterprises, Inc.*	20,443	833,052
Iteris, Inc.*	3,800	14,174
Itron, Inc.*	18,900	893,781
KEMET Corp.	26,200	459,548
Kimball Electronics, Inc.*	15,400	238,546
Knowles Corp.*	50,700	674,817
Maxwell Technologies, Inc. (x)*	18,800	38,916
Mesa Laboratories, Inc.	1,700	354,263
Methode Electronics, Inc.	20,900	486,761
MTS Systems Corp.	10,502	421,445
Napco Security Technologies, Inc.*	900	14,175
nLight, Inc.*	5,300	94,234
Novanta, Inc.*	19,300	1,215,900
OSI Systems, Inc.*	10,068	737,984
PAR Technology Corp.*	800	17,400
Park Electrochemical Corp.	13,772	248,860
PC Connection, Inc.	7,600	225,948
Plexus Corp.*	19,175	979,459

See Notes to Financial Statements.

1438

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Rogers Corp.*	10,384	$1,028,639
Sanmina Corp.*	42,200	1,015,332
ScanSource, Inc.*	15,039	517,041
SYNNEX Corp.	23,114	1,868,536
Tech Data Corp.*	20,700	1,693,467
TTM Technologies, Inc.*	52,901	514,727
Vishay Intertechnology, Inc.	76,500	1,377,765
Vishay Precision Group, Inc.*	6,800	205,564

		25,122,436

IT Services (1.9%)
Brightcove, Inc.*	23,000	161,920
CACI International, Inc., Class A*	13,959	2,010,515
Carbonite, Inc.*	21,300	538,038
Cardtronics plc, Class A*	25,900	673,400
Cass Information Systems, Inc.	9,478	501,576
ConvergeOne Holdings, Inc.	2,800	34,664
CSG Systems International, Inc.	18,365	583,456
Endurance International Group Holdings, Inc.*	33,100	220,115
Everi Holdings, Inc.*	4,900	25,235
EVERTEC, Inc.	37,900	1,087,730
Exela Technologies, Inc. (x)*	4,000	15,560
ExlService Holdings, Inc.*	18,700	983,994
GTT Communications, Inc. (x)*	19,500	461,370
Hackett Group, Inc. (The)	15,919	254,863
Information Services Group, Inc.*	800	3,392
Internap Corp.*	3,400	14,110
Limelight Networks, Inc.*	39,100	91,494
LiveRamp Holdings, Inc. (x)*	44,469	1,717,838
ManTech International Corp., Class A	14,141	739,504
MAXIMUS, Inc.	36,868	2,399,738
MoneyGram International, Inc.*	22,000	44,000
NIC, Inc.	36,455	454,958
Perficient, Inc.*	21,700	483,042
Perspecta, Inc.	80,300	1,382,766
PFSweb, Inc.*	800	4,104
Presidio, Inc.	3,100	40,455
PRGX Global, Inc.*	600	5,682
Science Applications International Corp.	24,200	1,541,540
ServiceSource International, Inc.*	34,600	37,368
Sykes Enterprises, Inc.*	21,699	536,616
Travelport Worldwide Ltd.	66,300	1,035,606
TTEC Holdings, Inc.	7,425	212,132
Tucows, Inc., Class A (x)*	1,400	84,084
Unisys Corp. (x)*	30,464	354,296
Virtusa Corp.*	16,500	702,735

		19,437,896

Semiconductors & Semiconductor Equipment (2.8%)
ACM Research, Inc., Class A (x)*	1,100	11,968
Adesto Technologies Corp. (x)*	1,500	6,600
Advanced Energy Industries, Inc.*	22,703	974,640
Alpha & Omega Semiconductor Ltd.*	13,400	136,546
Ambarella, Inc. (x)*	18,400	643,632
Amkor Technology, Inc.*	57,800	379,168
Aquantia Corp.*	4,500	39,465
Axcelis Technologies, Inc.*	16,700	297,260
AXT, Inc.*	8,900	38,715
Brooks Automation, Inc.	39,150	1,024,947
Cabot Microelectronics Corp.	14,980	1,428,343
CEVA, Inc.*	11,400	251,826
Cirrus Logic, Inc.*	36,467	1,209,975
Cohu, Inc.	17,031	273,688
Cree, Inc.*	55,900	2,391,122
Diodes, Inc.*	21,908	706,752
Entegris, Inc.	81,146	2,263,568
FormFactor, Inc.*	39,481	556,287
Ichor Holdings Ltd. (x)*	10,200	166,260
Impinj, Inc. (x)*	10,200	148,410
Inphi Corp. (x)*	22,500	723,375
Integrated Device Technology, Inc.*	77,400	3,748,482
Kopin Corp.*	38,800	38,761
Lattice Semiconductor Corp.*	68,900	476,788
MACOM Technology Solutions Holdings, Inc.*	23,213	336,821
MaxLinear, Inc.*	41,693	733,797
Nanometrics, Inc.*	9,800	267,834
NeoPhotonics Corp.*	37,200	241,056
NVE Corp.	2,643	231,368
PDF Solutions, Inc.*	11,700	98,631
Photronics, Inc.*	35,100	339,768
Power Integrations, Inc.	15,724	958,849
Rambus, Inc.*	62,400	478,608
Rudolph Technologies, Inc.*	17,200	352,084
Semtech Corp.*	37,096	1,701,594
Sigma Designs, Inc.	24,800	3,621
Silicon Laboratories, Inc.*	23,700	1,867,797
SMART Global Holdings, Inc. (x)*	7,600	225,720
SunPower Corp. (x)*	42,700	212,219
Synaptics, Inc.*	20,137	749,298
Ultra Clean Holdings, Inc.*	9,900	83,853
Veeco Instruments, Inc.*	26,786	198,484
Xperi Corp.	28,310	520,621

		27,538,601

Software (5.3%)
8x8, Inc.*	50,600	912,824
A10 Networks, Inc.*	31,800	198,432
ACI Worldwide, Inc.*	66,216	1,832,197
Agilysys, Inc.*	1,600	22,944
Alarm.com Holdings, Inc.*	17,200	892,164
Altair Engineering, Inc., Class A*	13,900	383,362
Alteryx, Inc., Class A (x)*	13,100	779,057
Amber Road, Inc.*	2,800	23,044
American Software, Inc., Class A	17,200	179,740
Appfolio, Inc., Class A*	8,200	485,604
Apptio, Inc., Class A (x)*	18,800	713,648
Asure Software, Inc. (x)*	2,000	10,160
Avaya Holdings Corp.*	58,500	851,760
Benefitfocus, Inc. (x)*	9,900	452,628

See Notes to Financial Statements.

1439

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Blackbaud, Inc.	27,087	$1,703,772
Blackline, Inc.*	18,100	741,195
Bottomline Technologies DE, Inc.*	23,491	1,127,568
Box, Inc., Class A*	71,100	1,200,168
Carbon Black, Inc. (x)*	12,900	173,118
ChannelAdvisor Corp.*	16,100	182,735
Cision Ltd.*	29,900	349,830
Cloudera, Inc.*	55,230	610,844
CommVault Systems, Inc.*	22,214	1,312,625
Cornerstone OnDemand, Inc.*	28,900	1,457,427
Coupa Software, Inc.*	29,700	1,866,942
Digimarc Corp. (x)*	6,700	97,150
Ebix, Inc. (x)	14,500	617,120
eGain Corp.*	3,700	24,309
Ellie Mae, Inc. (x)*	18,600	1,168,638
Envestnet, Inc.*	23,800	1,170,722
Everbridge, Inc.*	14,700	834,372
Five9, Inc.*	29,900	1,307,228
ForeScout Technologies, Inc.*	16,100	418,439
Fusion Connect, Inc. (x)*	3,500	5,880
Hortonworks, Inc.*	38,300	552,286
HubSpot, Inc.*	22,000	2,766,060
Imperva, Inc.*	23,200	1,292,008
Instructure, Inc.*	17,500	656,425
j2 Global, Inc.	27,578	1,913,362
LivePerson, Inc.*	28,200	531,852
MicroStrategy, Inc., Class A*	5,409	691,000
MINDBODY, Inc., Class A*	21,100	768,040
Mitek Systems, Inc.*	29,000	313,490
MobileIron, Inc.*	43,100	197,829
Model N, Inc.*	14,500	191,835
Monotype Imaging Holdings, Inc.	26,300	408,176
New Relic, Inc.*	24,800	2,008,056
OneSpan, Inc.*	15,900	205,905
Park City Group, Inc. (x)*	8,700	51,939
Paylocity Holding Corp.*	19,100	1,150,011
Progress Software Corp.	28,777	1,021,296
PROS Holdings, Inc.*	14,900	467,860
Q2 Holdings, Inc.*	23,300	1,154,515
QAD, Inc., Class A	5,800	228,114
Qualys, Inc.*	17,700	1,322,898
Rapid7, Inc.*	20,100	626,316
Rimini Street, Inc.*	500	2,575
SailPoint Technologies Holding, Inc.*	29,100	683,559
SecureWorks Corp., Class A (x)*	18,900	319,221
SendGrid, Inc.*	16,166	697,886
ShotSpotter, Inc. (x)*	1,700	53,006
SPS Commerce, Inc.*	9,600	790,848
Telaria, Inc.*	1,800	4,914
Telenav, Inc.*	22,200	90,132
TiVo Corp.	67,194	632,295
Trade Desk, Inc. (The), Class A*	17,600	2,042,656
Upland Software, Inc.*	4,100	111,438
Varonis Systems, Inc.*	15,600	825,240
Verint Systems, Inc.*	35,751	1,512,625
Veritone, Inc. (x)*	2,400	9,120
VirnetX Holding Corp. (x)*	14,000	33,600
Workiva, Inc.*	15,800	567,062
Yext, Inc.*	45,300	672,705
Zix Corp.*	35,400	202,842
Zscaler, Inc. (x)*	33,983	1,332,473

		53,211,116

Technology Hardware, Storage & Peripherals (0.3%)
3D Systems Corp.*	60,700	617,319
Avid Technology, Inc.*	21,300	101,175
Cray, Inc.*	25,400	548,386
Diebold Nixdorf, Inc. (x)	51,500	128,235
Eastman Kodak Co. (x)*	19,300	49,215
Electronics For Imaging, Inc.*	26,952	668,410
Immersion Corp.*	17,900	160,384
Stratasys Ltd.*	28,800	518,688
USA Technologies, Inc.*	22,700	88,303

		2,880,115

Total Information Technology		144,999,842

Materials (3.7%)
Chemicals (1.8%)
Advanced Emissions Solutions, Inc. (x)	1,000	10,550
AdvanSix, Inc.*	17,200	418,648
AgroFresh Solutions, Inc. (x)*	5,000	18,950
American Vanguard Corp.	15,300	232,407
Amyris, Inc. (x)*	6,000	20,040
Balchem Corp.	17,985	1,409,125
Chase Corp.	4,100	410,205
Ferro Corp.*	52,173	818,073
Flotek Industries, Inc.*	40,200	43,818
FutureFuel Corp.	15,100	239,486
GCP Applied Technologies, Inc.*	40,100	984,455
Hawkins, Inc.	5,700	233,415
HB Fuller Co.	28,859	1,231,414
Ingevity Corp.*	24,100	2,016,929
Innophos Holdings, Inc.	11,113	272,602
Innospec, Inc.	13,600	839,936
Intrepid Potash, Inc.*	9,300	24,180
Koppers Holdings, Inc.*	11,713	199,589
Kraton Corp.*	17,000	371,280
Kronos Worldwide, Inc.	4,000	46,080
LSB Industries, Inc.*	28,600	157,872
Marrone Bio Innovations, Inc. (x)*	3,000	4,410
Minerals Technologies, Inc.	19,850	1,019,099
OMNOVA Solutions, Inc.*	22,300	163,459
PolyOne Corp.	48,200	1,378,520
PQ Group Holdings, Inc.*	2,800	41,468
Quaker Chemical Corp.	7,400	1,315,054
Rayonier Advanced Materials, Inc.	22,700	241,755
Sensient Technologies Corp.	25,525	1,425,571
Stepan Co.	11,288	835,312
Trecora Resources*	12,200	95,160
Tredegar Corp.	12,529	198,710
Trinseo SA	25,400	1,162,812
Tronox Ltd., Class A	49,000	381,220

See Notes to Financial Statements.

1440

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Valhi, Inc.	5,100	$9,843

		18,271,447

Construction Materials (0.1%)
Forterra, Inc. (x)*	21,700	81,592
Summit Materials, Inc., Class A*	63,188	783,531
United States Lime & Minerals, Inc.	600	42,600
US Concrete, Inc. (x)*	4,100	144,648

		1,052,371

Containers & Packaging (0.1%)
Greif, Inc., Class A	14,700	545,517
Greif, Inc., Class B	3,300	146,520
Myers Industries, Inc.	9,400	142,034
UFP Technologies, Inc.*	3,500	105,140

		939,211

Metals & Mining (1.2%)
AK Steel Holding Corp. (x)*	181,436	408,231
Allegheny Technologies, Inc.*	70,900	1,543,493
Carpenter Technology Corp.	28,500	1,014,885
Century Aluminum Co.*	28,600	209,066
Cleveland-Cliffs, Inc. (x)	165,230	1,270,619
Coeur Mining, Inc.*	103,336	461,912
Commercial Metals Co.	65,900	1,055,718
Compass Minerals International, Inc.	19,400	808,786
Gold Resource Corp.	48,300	193,200
Haynes International, Inc.	7,933	209,431
Hecla Mining Co.	242,709	572,793
Kaiser Aluminum Corp.	10,191	909,954
Materion Corp.	11,445	514,911
Olympic Steel, Inc.	9,300	132,711
Ramaco Resources, Inc. (x)*	1,300	6,435
Ryerson Holding Corp.*	20,000	126,800
Schnitzer Steel Industries, Inc., Class A	15,000	323,250
SunCoke Energy, Inc.*	37,010	316,436
Synalloy Corp.	400	6,636
Tahoe Resources, Inc.*	173,500	633,275
TimkenSteel Corp.*	15,400	134,596
Universal Stainless & Alloy Products, Inc.*	1,300	21,073
Warrior Met Coal, Inc.	18,400	443,624
Worthington Industries, Inc.	27,480	957,403

		12,275,238

Paper & Forest Products (0.5%)
Boise Cascade Co.	22,700	541,395
Clearwater Paper Corp.*	10,838	264,122
Louisiana-Pacific Corp.	82,748	1,838,661
Neenah, Inc.	9,500	559,740
PH Glatfelter Co.	28,215	275,378
Schweitzer-Mauduit International, Inc.	16,964	424,948
Verso Corp., Class A*	19,300	432,320

		4,336,564

Total Materials		36,874,831

Real Estate (7.1%)
Equity Real Estate Investment Trusts (REITs) (6.5%)
Acadia Realty Trust (REIT)	45,373	1,078,062
Agree Realty Corp. (REIT)	14,400	851,328
Alexander & Baldwin, Inc. (REIT)*	42,186	775,379
Alexander’s, Inc. (REIT)	1,175	358,069
American Assets Trust, Inc. (REIT)	24,218	972,837
Americold Realty Trust (REIT) (x)	48,270	1,232,816
Armada Hoffler Properties, Inc. (REIT)	25,400	357,124
Ashford Hospitality Trust, Inc. (REIT)	40,300	161,200
Bluerock Residential Growth REIT, Inc. (REIT)	16,400	147,928
Braemar Hotels & Resorts, Inc. (REIT)	23,788	212,427
BRT Apartments Corp. (REIT)	400	4,576
CareTrust REIT, Inc. (REIT)	37,113	685,106
CatchMark Timber Trust, Inc. (REIT), Class A	20,400	144,840
CBL & Associates Properties, Inc. (REIT) (x)	95,500	183,360
Cedar Realty Trust, Inc. (REIT)	55,400	173,956
Chatham Lodging Trust (REIT)	19,500	344,760
Chesapeake Lodging Trust (REIT)	35,000	852,250
City Office REIT, Inc. (REIT)	20,600	211,150
Clipper Realty, Inc. (REIT)	2,100	27,447
Community Healthcare Trust, Inc. (REIT)	9,400	271,002
CoreCivic, Inc. (REIT)	66,400	1,183,912
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	7,200	238,176
CorePoint Lodging, Inc. (REIT)	26,450	324,012
Cousins Properties, Inc. (REIT)	239,483	1,891,916
DiamondRock Hospitality Co. (REIT)	115,298	1,046,906
Easterly Government Properties, Inc. (REIT)	38,100	597,408
EastGroup Properties, Inc. (REIT)	18,127	1,662,790
Farmland Partners, Inc. (REIT) (x)	16,200	73,548
First Industrial Realty Trust, Inc. (REIT)	69,230	1,997,978
Four Corners Property Trust, Inc. (REIT)	34,200	896,040
Franklin Street Properties Corp. (REIT)	59,999	373,794
Front Yard Residential Corp. (REIT)	32,800	286,344
GEO Group, Inc. (The) (REIT)	70,263	1,384,181
Getty Realty Corp. (REIT)	15,075	443,356
Gladstone Commercial Corp. (REIT)	13,300	238,336
Gladstone Land Corp. (REIT)	1,000	11,480
Global Medical REIT, Inc. (REIT)	9,100	80,899

See Notes to Financial Statements.

1441

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Global Net Lease, Inc. (REIT)	38,466	$677,771
Government Properties Income Trust (REIT) (x)	53,866	370,059
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	27,900	531,495
Healthcare Realty Trust, Inc. (REIT)	65,558	1,864,470
Hersha Hospitality Trust (REIT)	22,519	394,983
Independence Realty Trust, Inc. (REIT)	48,700	447,066
Industrial Logistics Properties Trust (REIT) (x)	28,673	564,002
InfraREIT, Inc. (REIT)*	22,524	473,454
Innovative Industrial Properties, Inc. (REIT) (x)	1,800	81,702
Investors Real Estate Trust (REIT)	6,950	341,017
iStar, Inc. (REIT)	39,400	361,298
Jernigan Capital, Inc. (REIT)	3,000	59,460
Kite Realty Group Trust (REIT)	47,157	664,442
Lexington Realty Trust (REIT)	131,986	1,083,605
LTC Properties, Inc. (REIT)	21,469	894,828
Mack-Cali Realty Corp. (REIT)	51,100	1,001,049
MedEquities Realty Trust, Inc. (REIT)	13,300	90,972
Monmouth Real Estate Investment Corp. (REIT)	38,351	475,552
National Health Investors, Inc. (REIT)	21,528	1,626,225
National Storage Affiliates Trust (REIT)	31,400	830,844
New Senior Investment Group, Inc. (REIT)	37,500	154,500
NexPoint Residential Trust, Inc. (REIT)	9,600	336,480
NorthStar Realty Europe Corp. (REIT)	31,500	458,010
One Liberty Properties, Inc. (REIT)	9,100	220,402
Pebblebrook Hotel Trust (REIT)	78,412	2,219,844
Pennsylvania REIT (REIT) (x)	44,352	263,451
Physicians Realty Trust (REIT)	99,300	1,591,779
Piedmont Office Realty Trust, Inc. (REIT), Class A	71,600	1,220,064
PotlatchDeltic Corp. (REIT)	36,552	1,156,505
Preferred Apartment Communities, Inc. (REIT), Class A (x)	16,700	234,802
PS Business Parks, Inc. (REIT)	11,580	1,516,980
QTS Realty Trust, Inc. (REIT), Class A	26,500	981,825
Retail Opportunity Investments Corp. (REIT)	61,700	979,796
Rexford Industrial Realty, Inc. (REIT)	50,400	1,485,288
RLJ Lodging Trust (REIT)	96,886	1,588,930
RPT Realty (REIT)	45,200	540,140
Ryman Hospitality Properties, Inc. (REIT)	24,934	1,662,848
Sabra Health Care REIT, Inc. (REIT)	99,523	1,640,139
Safety Income & Growth, Inc. (REIT) (x)	500	9,405
Saul Centers, Inc. (REIT)	5,600	264,432
Select Income REIT (REIT)	49,100	361,376
Seritage Growth Properties (REIT), Class A (x)	22,800	737,124
Spirit MTA REIT (REIT)	7,600	54,188
STAG Industrial, Inc. (REIT)	62,200	1,547,536
Summit Hotel Properties, Inc. (REIT)	53,300	518,609
Sunstone Hotel Investors, Inc. (REIT)	124,778	1,623,362
Tanger Factory Outlet Centers, Inc. (REIT) (x)	51,300	1,037,286
Terreno Realty Corp. (REIT)	34,600	1,216,882
Tier REIT, Inc. (REIT)	27,000	557,010
UMH Properties, Inc. (REIT)	17,600	208,384
Universal Health Realty Income Trust (REIT)	7,150	438,796
Urban Edge Properties (REIT)	64,100	1,065,342
Urstadt Biddle Properties, Inc. (REIT), Class A	15,889	305,387
Washington Prime Group, Inc. (REIT)	105,100	510,786
Washington REIT (REIT)	42,117	968,691
Whitestone REIT (REIT)	20,500	251,330
Xenia Hotels & Resorts, Inc. (REIT)	63,000	1,083,600

		65,622,296

Real Estate Management & Development (0.6%)
Altisource Portfolio Solutions SA (x)*	20,400	458,796
Consolidated-Tomoka Land Co.	3,900	204,750
Cushman & Wakefield plc*	25,396	367,480
Forestar Group, Inc.*	4,433	61,397
FRP Holdings, Inc.*	4,100	188,641
Griffin Industrial Realty, Inc.	100	3,190
HFF, Inc., Class A	21,300	706,308
Kennedy-Wilson Holdings, Inc.	69,624	1,265,068
Marcus & Millichap, Inc.*	7,700	264,341
Maui Land & Pineapple Co., Inc.*	700	6,944
Newmark Group, Inc., Class A	84,124	674,675
RE/MAX Holdings, Inc., Class A	10,000	307,500
Redfin Corp. (x)*	41,397	596,117
RMR Group, Inc. (The), Class A	4,526	240,240
St Joe Co. (The)*	29,000	381,930
Stratus Properties, Inc.*	3,900	93,522
Tejon Ranch Co.*	9,102	150,911
Transcontinental Realty Investors, Inc. (x)*	300	8,496

See Notes to Financial Statements.

1442

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Trinity Place Holdings, Inc.*	13,100	$56,854

		6,037,160

Total Real Estate		71,659,456

Utilities (3.8%)
Electric Utilities (1.2%)
ALLETE, Inc.	28,423	2,166,401
El Paso Electric Co.	23,246	1,165,322
IDACORP, Inc.	29,208	2,718,097
MGE Energy, Inc.	20,079	1,203,937
Otter Tail Corp.	22,725	1,128,069
PNM Resources, Inc.	45,881	1,885,250
Portland General Electric Co.	50,632	2,321,477
Spark Energy, Inc., Class A (x)	6,800	50,524

		12,639,077

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	8,950	727,635
New Jersey Resources Corp.	49,322	2,252,536
Northwest Natural Holding Co.	15,142	915,485
ONE Gas, Inc.	30,000	2,388,000
RGC Resources, Inc.	300	8,988
South Jersey Industries, Inc. (x)	45,852	1,274,686
Southwest Gas Holdings, Inc.	27,136	2,075,904
Spire, Inc.	29,752	2,204,028

		11,847,262

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	68,100	147,777
Clearway Energy, Inc., Class A	16,700	282,564
Clearway Energy, Inc., Class C	35,782	617,239
Ormat Technologies, Inc.	22,300	1,166,290
Pattern Energy Group, Inc., Class A	38,100	709,422
TerraForm Power, Inc., Class A	40,900	458,898

		3,382,190

Multi-Utilities (0.6%)
Avista Corp.	36,899	1,567,470
Black Hills Corp.	34,219	2,148,269
NorthWestern Corp.	27,978	1,663,012
Unitil Corp.	6,200	313,968

		5,692,719

Water Utilities (0.5%)
American States Water Co.	20,958	1,405,024
AquaVenture Holdings Ltd.*	5,500	103,895
Artesian Resources Corp., Class A	5,100	177,837
Cadiz, Inc. (x)*	3,200	32,960
California Water Service Group	27,600	1,315,416
Connecticut Water Service, Inc.	5,700	381,159
Consolidated Water Co. Ltd.	9,500	110,770
Global Water Resources, Inc.	2,200	22,308
Middlesex Water Co.	7,600	405,460
Pure Cycle Corp.*	700	6,951
SJW Group	8,800	489,456
York Water Co. (The)	7,000	224,420

		4,675,656

Total Utilities		38,236,904

Total Common Stocks (98.7%) (Cost $772,197,090)		990,089,073

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	61,700	—

Total Communication Services		—

Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	16,543	24,815

Total Consumer Staples		24,815

Financials (0.0%)
Diversified Financial Services (0.0%)
NewStar Financial, Inc., CVR (r)*	19,900	7,353

Total Financials		7,353

Health Care (0.0%)
Biotechnology (0.0%)
Tobira Therapeutics, Inc., CVR (r)(x)*	2,288	103

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

Total Health Care		103

Total Rights (0.0%) (Cost $31,061)		32,271

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (5.2%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $5,002,586, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $5,271,430. (xx)	$5,000,000	5,000,000

See Notes to Financial Statements.

1443

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,943,866, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,982,429. (xx)	$1,943,556	$1,943,556
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $8,004,029, collateralized by various Common Stocks; total market value $8,906,575. (xx)	8,000,000	8,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,000,427, collateralized by various Common Stocks; total market value $3,339,637. (xx)	3,000,000	3,000,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $2,000,328, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $2,040,000. (xx)	2,000,000	2,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $12,005,623, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.500%, maturing 1/3/19-2/15/47; total market value $12,240,000. (xx)	12,000,000	12,000,000
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $5,000,703, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $5,477,379. (xx)	5,000,000	5,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $8,003,982, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $8,763,807. (xx)	$8,000,000	$8,000,000
Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $7,003,484, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $7,668,331. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		51,943,556

Total Short-Term Investments (5.2%) (Cost $51,943,556)		51,943,556

Total Investments in Securities (103.9%) (Cost $824,171,707)		1,042,064,900
Other Assets Less Liabilities (-3.9%)		(38,653,234)

Net Assets (100%)		$1,003,411,666

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $9,019 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $61,813,350. This was collateralized by $11,758,178 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $51,943,556 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	169	3/2019	USD	11,399,050	(761,227)

					(761,227)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$32,305,656	$—	$—		$32,305,656
Consumer Discretionary	122,151,184	—	—		122,151,184
Consumer Staples	28,807,452	—	—		28,807,452
Energy	35,249,276	—	—		35,249,276
Financials	180,759,966	—	—		180,759,966
Health Care	151,242,299	—	—		151,242,299
Industrials	147,802,207	—	—		147,802,207
Information Technology	144,999,842	—	—		144,999,842
Materials	36,874,831	—	—		36,874,831
Real Estate	71,656,266	3,190	—		71,659,456
Utilities	38,236,904	—	—		38,236,904
Rights
Communication Services	—	—	—	(a)	— (a)
Consumer Staples	—	—	24,815		24,815
Financials	—	—	7,353		7,353
Health Care	—	—	103		103
Short-Term Investments
Repurchase Agreements	—	51,943,556	—		51,943,556

Total Assets	$990,085,883	$51,946,746	$32,271		$1,042,064,900

Liabilities:
Futures	$(761,227)	$—	$—		$(761,227)

Total Liabilities	$(761,227)	$—	$—		$(761,227)

Total	$989,324,656	$51,946,746	$32,271		$1,041,303,673

(a)	Value is zero.

See Notes to Financial Statements.

1445

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(761,227	)*

Total		$(761,227)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(961,297)	$(961,297)

Total	$(961,297)	$(961,297)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(881,732)	$(881,732)

Total	$(881,732)	$(881,732)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $11,599,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$171,728,896
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$221,572,869

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$365,986,233
Aggregate gross unrealized depreciation	(149,859,798)

Net unrealized appreciation	$216,126,435

Federal income tax cost of investments in securities and derivative instruments, if applicable	$825,177,238

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $772,228,151)	$990,121,344
Repurchase Agreements (Cost $51,943,556)	51,943,556
Cash	11,717,060
Cash held as collateral at broker for futures	715,000
Dividends, interest and other receivables	1,440,761
Receivable for Portfolio shares sold	427,527
Securities lending income receivable	72,325
Due from broker for futures variation margin	68,445
Other assets	5,013

Total assets	1,056,511,031

LIABILITIES
Payable for return of collateral on securities loaned	51,943,556
Payable for Portfolio shares redeemed	529,018
Investment management fees payable	221,689
Distribution fees payable – Class IB	187,226
Administrative fees payable	85,273
Distribution fees payable – Class IA	22,722
Accrued expenses	109,881

Total liabilities	53,099,365

NET ASSETS	$1,003,411,666

Net assets were comprised of:
Paid in capital	$785,104,860
Total distributable earnings (loss)	218,306,806

Net assets	$1,003,411,666

Class IA
Net asset value, offering and redemption price per share, $102,582,497 / 10,874,205 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.43

Class IB
Net asset value, offering and redemption price per share, $846,806,221 / 89,692,183 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.44

Class K
Net asset value, offering and redemption price per share, $54,022,948 / 5,731,459 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.43

(x)	Includes value of securities on loan of $61,813,350.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $4,099 foreign withholding tax)	$14,896,445
Income from non-cash dividends	966,454
Interest	173,623
Securities lending (net)	1,689,137

Total income	17,725,659

EXPENSES
Investment management fees	3,003,621
Distribution fees – Class IB	2,545,788
Administrative fees	1,167,304
Distribution fees – Class IA	301,480
Trustees’ fees	223,801
Printing and mailing expenses	100,600
Custodian fees	84,000
Professional fees	66,886
Miscellaneous	32,689

Total expenses	7,526,169

NET INVESTMENT INCOME (LOSS)	10,199,490

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	104,821,854
Futures contracts	(961,297)

Net realized gain (loss)	103,860,557

Change in unrealized appreciation (depreciation) on:
Investments in securities	(239,086,727)
Futures contracts	(881,732)

Net change in unrealized appreciation (depreciation)	(239,968,459)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(136,107,902)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(125,908,412)

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,199,490	$10,272,046
Net realized gain (loss)	103,860,557	86,055,853
Net change in unrealized appreciation (depreciation)	(239,968,459)	52,754,333

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(125,908,412)	149,082,232

Distributions to shareholders: (a)
Class IA	(11,292,717)	(9,695,363)
Class IB	(93,076,340)	(83,631,653)
Class K	(5,964,774)	(5,061,925)

Total distributions to shareholders	(110,333,831)	(98,388,941)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,659,804 and 1,710,134 shares, respectively ]	20,969,389	20,188,913
Capital shares issued in reinvestment of dividends and distributions [ 1,126,251 and 832,962 shares, respectively ]	11,292,717	9,695,363
Capital shares repurchased [ (1,603,787) and (2,520,131) shares, respectively ]	(19,522,724)	(29,604,690)

Total Class IA transactions	12,739,382	279,586

Class IB
Capital shares sold [ 4,622,147 and 5,308,008 shares, respectively ]	56,510,465	62,921,530
Capital shares issued in reinvestment of dividends and distributions [ 9,275,207 and 7,179,756 shares, respectively ]	93,076,340	83,631,653
Capital shares repurchased [ (9,629,011) and (9,340,557) shares, respectively ]	(117,671,530)	(111,209,684)

Total Class IB transactions	31,915,275	35,343,499

Class K
Capital shares sold [ 957,098 and 878,406 shares, respectively ]	11,161,468	10,462,016
Capital shares issued in reinvestment of dividends and distributions [ 595,471 and 435,131 shares, respectively ]	5,964,774	5,061,925
Capital shares repurchased [ (889,677) and (645,763) shares, respectively ]	(10,985,268)	(7,656,188)

Total Class K transactions	6,140,974	7,867,753

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	50,795,631	43,490,838

TOTAL INCREASE (DECREASE) IN NET ASSETS	(185,446,612)	94,184,129
NET ASSETS:
Beginning of year	1,188,858,278	1,094,674,149

End of year (b)	$1,003,411,666	$1,188,858,278

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,033,055, $8,881,671 and $660,619 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $8,662,308, $74,749,982 and $4,401,306 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,486,503 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

1448

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.86	$11.36	$10.10	$11.70	$12.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.11	0.10	0.09	0.08
Net realized and unrealized gain (loss)	(1.38)	1.46	1.98	(0.65)	0.51

Total from investment operations	(1.28)	1.57	2.08	(0.56)	0.59

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.11)	(0.09)	(0.09)
Distributions from net realized gains	(1.04)	(0.95)	(0.71)	(0.95)	(1.07)

Total dividends and distributions	(1.15)	(1.07)	(0.82)	(1.04)	(1.16)

Net asset value, end of year	$9.43	$11.86	$11.36	$10.10	$11.70

Total return	(11.34)%	13.96%	20.63%	(4.63)%	4.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$102,582	$114,942	$109,797	$82,776	$87,206
Ratio of expenses to average net assets (f)	0.64%	0.63%	0.63%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.84%	0.90%	0.99%	0.77%	0.65%
Portfolio turnover rate^	15%	18%	15%	17%	14%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.87	$11.36	$10.11	$11.70	$12.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.11	0.10	0.09	0.08
Net realized and unrealized gain (loss)	(1.38)	1.47	1.97	(0.64)	0.50

Total from investment operations	(1.28)	1.58	2.07	(0.55)	0.58

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.11)	(0.09)	(0.09)
Distributions from net realized gains	(1.04)	(0.95)	(0.71)	(0.95)	(1.07)

Total dividends and distributions	(1.15)	(1.07)	(0.82)	(1.04)	(1.16)

Net asset value, end of year	$9.44	$11.87	$11.36	$10.11	$11.70

Total return	(11.33)%	14.05%	20.51%	(4.54)%	4.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$846,806	$1,013,833	$934,933	$823,229	$887,691
Ratio of expenses to average net assets (f)	0.64%	0.63%	0.63%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.84%	0.90%	0.97%	0.77%	0.64%
Portfolio turnover rate^	15%	18%	15%	17%	14%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.85	$11.35	$10.10	$11.70	$12.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.14	0.13	0.09	0.11
Net realized and unrealized gain (loss)	(1.37)	1.46	1.97	(0.62)	0.51

Total from investment operations	(1.24)	1.60	2.10	(0.53)	0.62

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.14)	(0.12)	(0.12)
Distributions from net realized gains	(1.04)	(0.95)	(0.71)	(0.95)	(1.07)

Total dividends and distributions	(1.18)	(1.10)	(0.85)	(1.07)	(1.19)

Net asset value, end of year	$9.43	$11.85	$11.35	$10.10	$11.70

Total return	(11.01)%	14.24%	20.83%	(4.38)%	5.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$54,023	$60,084	$49,944	$44,370	$45,916
Ratio of expenses to average net assets (f)	0.39%	0.38%	0.38%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets (f)	1.09%	1.15%	1.22%	1.02%	0.89%
Portfolio turnover rate^	15%	18%	15%	17%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1450

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(1.61)%	9.75%	15.65%
Portfolio – Class IB Shares	(1.60)	9.75	15.56
Portfolio – Class K Shares*	(1.36)	10.03	14.65
Russell 1000® Growth Index	(1.51)	10.40	15.29

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.60)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned (1.51)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The information technology sector added the most relative value during the period due to strong stock selection. Red Hat, Inc., Apple, Inc. and Workday, Inc. were the top contributors in the sector.

•	Underweighting industrials and business services proved beneficial to relative results, and stock selection was also positive. The Boeing Co. was an area of strength for the sector.

•	An underweight to the materials sector supported relative performance.

What hurt performance during the year:

•	The biggest detractor during the period was the consumer discretionary sector, where stock selection was responsible for weak relative returns. Alibaba Group Holding was one of the weak positions.

•	Owing to stock selection and a detrimental overweight, the financials sector weighed on relative performance. Morgan Stanley was a notable detractor within the sector.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

Although the market sell-off that occurred in the fourth quarter was painful, we were not surprised to see a downturn given the length of the bull market and the third-quarter rally that pushed some equity valuations to overly elevated levels. Entering 2019, our expectations are more muted than they were a year ago, although we do not believe a near-term recession is likely. Corporate earnings and economic growth will probably increase at a slower pace than in 2018 but should remain positive. We are concerned about the effects of the U.S./China trade dispute, although a resolution to the standoff could boost markets. Political uncertainty could also weigh on stocks as campaigning begins for the 2020 elections. Regarding monetary policy, we believe a couple of additional rate hikes by the Federal Reserve would be a positive development if labor markets continue to tighten. Having rates at a more normal level would leave the Federal Reserve better positioned to take appropriate action whenever the next recession occurs.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	26.5%
Consumer Discretionary	22.1
Communication Services	17.0
Health Care	15.8
Industrials	8.7
Financials	5.3
Utilities	1.5
Consumer Staples	1.0
Materials	0.7
Real Estate	0.5
Repurchase Agreements	0.0 #
Cash and Other	0.9

100.0%

#	Less than 0.05%

1451

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$897.10	$4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	897.30	4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	898.40	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (17.0%)
Entertainment (4.2%)
Activision Blizzard, Inc.	124,800	$5,811,936
Electronic Arts, Inc.*	139,074	10,974,329
Netflix, Inc.*	71,004	19,004,931
Walt Disney Co. (The)	167,924	18,412,866

		54,204,062

Interactive Media & Services (12.8%)
Alphabet, Inc., Class A*	39,825	41,615,532
Alphabet, Inc., Class C*	39,055	40,445,748
Facebook, Inc., Class A*	380,851	49,925,758
IAC/InterActiveCorp*	30,200	5,527,808
Tencent Holdings Ltd.	745,100	29,535,039

		167,049,885

Total Communication Services		221,253,947

Consumer Discretionary (22.0%)
Auto Components (0.9%)
Aptiv plc	185,366	11,412,985

Automobiles (2.1%)
Ferrari NV	69,395	6,900,639
Tesla, Inc.*	59,693	19,865,830

		26,766,469

Hotels, Restaurants & Leisure (2.8%)
Las Vegas Sands Corp.	175,500	9,134,775
McDonald’s Corp.	59,200	10,512,144
MGM Resorts International	227,900	5,528,854
Wynn Resorts Ltd.	111,625	11,040,829

		36,216,602

Household Durables (0.4%)
NVR, Inc.*	2,140	5,215,159

Internet & Direct Marketing Retail (12.8%)
Alibaba Group Holding Ltd. (ADR)*	207,864	28,491,918
Amazon.com, Inc.*	75,206	112,957,156
Booking Holdings, Inc.*	15,274	26,308,243

		167,757,317

Multiline Retail (1.9%)
Dollar General Corp.	48,650	5,258,092
Dollar Tree, Inc.*	143,203	12,934,095
Dollarama, Inc.	274,810	6,536,098

		24,728,285

Textiles, Apparel & Luxury Goods (1.1%)
NIKE, Inc., Class B	199,030	14,756,084

Total Consumer Discretionary		286,852,901

Consumer Staples (1.0%)
Tobacco (1.0%)
Philip Morris International, Inc.	196,340	13,107,658

Total Consumer Staples		13,107,658

Financials (5.3%)
Banks (0.5%)
JPMorgan Chase & Co.	65,300	6,374,586

Capital Markets (4.0%)
Charles Schwab Corp. (The)	382,400	15,881,072
Intercontinental Exchange, Inc.	124,068	9,346,043
Morgan Stanley	190,900	7,569,185
S&P Global, Inc.	11,500	1,954,310
TD Ameritrade Holding Corp.	347,315	17,004,542

		51,755,152

Insurance (0.8%)
Chubb Ltd.	80,662	10,419,917

Total Financials		68,549,655

Health Care (15.8%)
Biotechnology (2.3%)
Alexion Pharmaceuticals, Inc.*	96,676	9,412,376
Vertex Pharmaceuticals, Inc.*	122,258	20,259,373

		29,671,749

Health Care Equipment & Supplies (5.4%)
Becton Dickinson and Co.	114,587	25,818,743
Intuitive Surgical, Inc.*	43,559	20,861,276
Stryker Corp.	156,439	24,521,813

		71,201,832

Health Care Providers & Services (7.8%)
Anthem, Inc.	72,884	19,141,525
Centene Corp.*	92,258	10,637,347
Cigna Corp.	94,037	17,859,507
HCA Healthcare, Inc.	27,027	3,363,510
Humana, Inc.	17,300	4,956,104
UnitedHealth Group, Inc.	149,413	37,221,767
WellCare Health Plans, Inc.*	36,033	8,507,031

		101,686,791

Pharmaceuticals (0.3%)
Eli Lilly & Co.	32,000	3,703,040

Total Health Care		206,263,412

Industrials (8.7%)
Aerospace & Defense (4.4%)
Boeing Co. (The)	145,173	46,818,293
Northrop Grumman Corp.	45,300	11,093,970

		57,912,263

Industrial Conglomerates (1.5%)
Honeywell International, Inc.	45,900	6,064,308
Roper Technologies, Inc.	49,410	13,168,753

		19,233,061

Machinery (1.3%)
Fortive Corp. (x)	182,303	12,334,621
Wabtec Corp.	67,649	4,752,342

		17,086,963

See Notes to Financial Statements.

1453

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Professional Services (1.5%)
Equifax, Inc.	97,643	$9,093,493
TransUnion	191,183	10,859,194

		19,952,687

Total Industrials		114,184,974

Information Technology (26.5%)
IT Services (10.3%)
Fidelity National Information Services, Inc.	106,695	10,941,572
Fiserv, Inc.*	139,306	10,237,598
Mastercard, Inc., Class A	194,824	36,753,548
PayPal Holdings, Inc.*	159,236	13,390,155
Visa, Inc., Class A	345,775	45,621,554
Worldpay, Inc.*	224,875	17,187,196

		134,131,623

Semiconductors & Semiconductor Equipment (1.5%)
ASML Holding NV (Registered) (NYRS)	59,000	9,181,580
NVIDIA Corp.	84,000	11,214,000

		20,395,580

Software (13.9%)
Intuit, Inc.	91,264	17,965,319
Microsoft Corp.	682,100	69,280,897
Red Hat, Inc.*	103,652	18,205,437
salesforce.com, Inc.*	130,429	17,864,860
ServiceNow, Inc.*	44,178	7,865,893
Splunk, Inc.*	80,100	8,398,485
Symantec Corp.	870,845	16,454,616
VMware, Inc., Class A	83,915	11,507,264
Workday, Inc., Class A*	86,790	13,858,627

		181,401,398

Technology Hardware, Storage & Peripherals (0.8%)
Apple, Inc.	63,901	10,079,744

Total Information Technology		346,008,345

Materials (0.7%)
Chemicals (0.7%)
DowDuPont, Inc.	172,100	9,203,908

Total Materials		9,203,908

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Crown Castle International Corp. (REIT)	62,413	6,779,924

Total Real Estate		6,779,924

Utilities (1.5%)
Electric Utilities (0.4%)
NextEra Energy, Inc.	33,578	5,836,528

Multi-Utilities (0.9%)
Sempra Energy	104,020	11,253,924

Water Utilities (0.2%)
American Water Works Co., Inc.	27,700	2,514,329

Total Utilities		19,604,781

Total Common Stocks (99.0%) (Cost $880,405,359)		1,291,809,505

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.1%)
Consumer Discretionary (0.1%)
Hotels, Restaurants & Leisure (0.1%)
Caesars Entertainment Corp. 5.000%, 10/1/24	$1,520,933	1,887,882

Total Consumer Discretionary		1,887,882

Total Long-Term Debt Securities (0.1%) (Cost $2,801,739)		1,887,882

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,781, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,816. (xx)	1,780	1,780
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,800, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,836. (xx)	1,800	1,800
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $342, collateralized by various Common Stocks; total market value $381. (xx)	342	342
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,800, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,836. (xx)	1,800	1,800
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $625, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $685. (xx)	625	625

Total Repurchase Agreements		6,347

Total Short-Term Investments (0.0%) (Cost $6,347)		6,347

Total Investments in Securities (99.1%) (Cost $883,213,445)		1,293,703,734
Other Assets Less Liabilities (0.9%)		11,832,799

Net Assets (100%)		$1,305,536,533

See Notes to Financial Statements.

1454

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $6,292. This was collateralized by cash of $6,347 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$191,718,908	$29,535,039	$—	$221,253,947
Consumer Discretionary	286,852,901	—	—	286,852,901
Consumer Staples	13,107,658	—	—	13,107,658
Financials	68,549,655	—	—	68,549,655
Health Care	206,263,412	—	—	206,263,412
Industrials	114,184,974	—	—	114,184,974
Information Technology	346,008,345	—	—	346,008,345
Materials	9,203,908	—	—	9,203,908
Real Estate	6,779,924	—	—	6,779,924
Utilities	19,604,781	—	—	19,604,781
Convertible Bond
Consumer Discretionary	—	1,887,882	—	1,887,882
Short-Term Investments
Repurchase Agreements	—	6,347	—	6,347

Total Assets	$1,262,274,466	$31,429,268	$—	$1,293,703,734

Total Liabilities	$—	$—	$—	$—

Total	$1,262,274,466	$31,429,268	$—	$1,293,703,734

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$626,700,528
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$634,387,656

See Notes to Financial Statements.

1455

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$477,648,938
Aggregate gross unrealized depreciation	(67,888,111)

Net unrealized appreciation	$409,760,827

Federal income tax cost of investments in securities and derivative instruments, if applicable	$883,942,907

For the year ended December 31, 2018, the Portfolio incurred approximately $7,312 as brokerage commissions with Sanford C.

Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $883,207,098)	$1,293,697,387
Repurchase Agreements (Cost $6,347)	6,347
Cash	11,715,241
Receivable for Portfolio shares sold	851,747
Dividends, interest and other receivables	676,378
Securities lending income receivable	215
Other assets	5,987

Total assets	1,306,953,302

LIABILITIES
Investment management fees payable	706,942
Payable for Portfolio shares redeemed	271,117
Distribution fees payable – Class IB	204,369
Administrative fees payable	109,097
Distribution fees payable – Class IA	35,823
Payable for return of collateral on securities loaned	6,347
Accrued expenses	83,074

Total liabilities	1,416,769

NET ASSETS	$1,305,536,533

Net assets were comprised of:
Paid in capital	$892,474,659
Total distributable earnings (loss)	413,061,874

Net assets	$1,305,536,533

Class IA
Net asset value, offering and redemption price per share, $165,110,671 / 3,857,741 shares outstanding (unlimited amount authorized: $0.01 par value)	$42.80

Class IB
Net asset value, offering and redemption price per share, $942,026,379 / 22,297,210 shares outstanding (unlimited amount authorized: $0.01 par value)	$42.25

Class K
Net asset value, offering and redemption price per share, $198,399,483 / 4,543,522 shares outstanding (unlimited amount authorized: $0.01 par value)	$43.67

(x)	Includes value of securities on loan of $6,292.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $16,707 foreign withholding tax)	$13,366,742
Interest	205,049
Securities lending (net)	417,066

Total income	13,988,857

EXPENSES
Investment management fees	10,481,500
Distribution fees – Class IB	2,524,778
Administrative fees	1,385,151
Distribution fees – Class IA	444,215
Printing and mailing expenses	117,122
Custodian fees	87,000
Professional fees	72,739
Trustees’ fees	34,057
Miscellaneous	27,411

Gross expenses	15,173,973
Less: Waiver from investment manager	(1,514,299)

Net expenses	13,659,674

NET INVESTMENT INCOME (LOSS)	329,183

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	94,615,025
Foreign currency transactions	(12,795)

Net realized gain (loss)	94,602,230

Change in unrealized appreciation (depreciation) on:
Investments in securities	(115,846,243)
Foreign currency translations	(285)

Net change in unrealized appreciation (depreciation)	(115,846,528)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,244,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,915,115)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$329,183	$(152,390)
Net realized gain (loss)	94,602,230	117,297,729
Net change in unrealized appreciation (depreciation)	(115,846,528)	216,791,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(20,915,115)	333,937,063

Distributions to shareholders: (a)
Class IA	(13,820,340)	(13,885,230)
Class IB	(79,770,319)	(73,712,266)
Class K	(16,744,583)	(19,847,899)

Total distributions to shareholders	(110,335,242)	(107,445,395)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 608,560 and 864,885 shares, respectively ]	30,698,581	38,888,276
Capital shares issued in reinvestment of distributions [ 296,671 and 294,405 shares, respectively ]	13,820,340	13,885,230
Capital shares repurchased [ (608,176) and (520,493) shares, respectively ]	(30,357,870)	(24,064,044)

Total Class IA transactions	14,161,051	28,709,462

Class IB
Capital shares sold [ 2,338,491 and 2,067,646 shares, respectively ]	116,478,134	94,308,829
Capital shares issued in reinvestment of distributions [ 1,734,705 and 1,581,572 shares, respectively ]	79,770,319	73,712,266
Capital shares repurchased [ (1,463,446) and (1,376,204) shares, respectively ]	(72,423,025)	(61,232,884)

Total Class IB transactions	123,825,428	106,788,211

Class K
Capital shares sold [ 394,782 and 289,243 shares, respectively ]	19,804,694	13,211,574
Capital shares issued in reinvestment of distributions [ 352,319 and 413,811 shares, respectively ]	16,744,583	19,847,899
Capital shares repurchased [ (1,399,237) and (1,171,031) shares, respectively ]	(71,798,576)	(55,445,218)

Total Class K transactions	(35,249,299)	(22,385,745)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	102,737,180	113,111,928

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,513,177)	339,603,596
NET ASSETS:
Beginning of year	1,334,049,710	994,446,114

End of year (b)	$1,305,536,533	$1,334,049,710

(a)  Prior year distributions to shareholders were made up of dividends from net realized capital gains of $13,885,230, $73,712,266 and $19,847,899 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $86,384 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017	2016	2015	2014
Net asset value, beginning of year	$47.14		$38.42	$38.58	$36.32	$33.43

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01	)##	(0.03)	(0.07)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(0.47)		12.82	0.59	3.84	3.02

Total from investment operations	(0.48)		12.79	0.52	3.69	2.89

Less distributions:
Distributions from net realized gains	(3.86)		(4.07)	(0.68)	(1.43)	—

Net asset value, end of year	$42.80		$47.14	$38.42	$38.58	$36.32

Total return	(1.61)%		33.35%	1.35%	10.22%	8.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$165,111		$167,855	$112,254	$104,350	$71,210
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.03%	1.08%	1.10%	1.10%
Before waivers (f)	1.11%		1.12%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.02	)%(aa)	(0.06)%	(0.18)%	(0.38)%	(0.37)%
Before waivers (f)	(0.12)%		(0.15)%	(0.23)%	(0.41)%	(0.41)%
Portfolio turnover rate^	45%		56%	44%	38%	37%

	Year Ended December 31,
Class IB	2018		2017	2016	2015	2014
Net asset value, beginning of year	$46.58		$38.00	$38.17	$35.95	$33.09

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01	)##	(0.03)	(0.07)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(0.46)		12.68	0.58	3.80	2.99

Total from investment operations	(0.47)		12.65	0.51	3.65	2.86

Less distributions:
Distributions from net realized gains	(3.86)		(4.07)	(0.68)	(1.43)	—

Net asset value, end of year	$42.25		$46.58	$38.00	$38.17	$35.95

Total return	(1.60)%		33.35%	1.34%	10.22%	8.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$942,026		$917,062	$661,719	$647,977	$544,676
Ratio of expenses to average net assets:
After waivers (f)	1.00%		1.03%	1.08%	1.10%	1.10%
Before waivers (f)	1.11%		1.12%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.01	)%(aa)	(0.06)%	(0.18)%	(0.38)%	(0.38)%
Before waivers (f)	(0.12)%		(0.15)%	(0.23)%	(0.41)%	(0.41)%
Portfolio turnover rate^	45%		56%	44%	38%	37%

See Notes to Financial Statements.

1459

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017	2016	2015	2014
Net asset value, beginning of year	$47.95		$38.93	$38.99	$36.60	$33.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	##	0.08	0.03	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(0.48)		13.01	0.59	3.87	3.04

Total from investment operations	(0.37)		13.09	0.62	3.82	3.00

Less distributions:
Dividends from net investment income	(0.05)		—	—	—	—
Distributions from net realized gains	(3.86)		(4.07)	(0.68)	(1.43)	—

Total dividends and distributions	(3.91)		(4.07)	(0.68)	(1.43)	—

Net asset value, end of year	$43.67		$47.95	$38.93	$38.99	$36.60

Total return	(1.36)%		33.69%	1.59%	10.50%	8.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$198,399		$249,133	$220,473	$88,004	$91,125
Ratio of expenses to average net assets:
After waivers (f)	0.75%		0.78%	0.83%	0.85%	0.85%
Before waivers (f)	0.86%		0.87%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.21	%(aa)	0.18%	0.09%	(0.13)%	(0.13)%
Before waivers (f)	0.11%		0.10%	0.04%	(0.16)%	(0.16)%
Portfolio turnover rate^	45%		56%	44%	38%	37%
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.05), and $0.06 for Class IA, Class IB and Class K, respectively.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratio for each class would have been 0.11% lower.

See Notes to Financial Statements.

1460

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/18

Since Incept.
Portfolio – Class IB Shares*	(10.17)%
Russell 3000® Health Care Index	(6.33)
S&P 500® Index	(9.04)

* Date of inception 10/22/18. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (10.17)% for the period ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Russell 3000® Health Care Index and the S&P 500® Index, which returned (6.33)% and (9.04)%, respectively.

Portfolio Highlights

The Portfolio has been fully invested according to its investment objective and principal investment strategy, but lacks a sufficient track record for meaningful attribution analysis.

Sector Weightings as of December 31, 2018	% of Net Assets
Health Care	99.4%
Repurchase Agreements	3.9
Cash and Other	(3.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on October 22, 2018, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/18†	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$898.30	$2.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

†  Commenced operations on October 22, 2018.

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.20%, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period), and multiplied by 71/365 for the actual example (to reflect the actual number of days the Portfolio was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Health Care (99.1%)
Biotechnology (31.3%)
AbbVie, Inc.	9,700	$894,243
Abcam plc	15,201	210,428
Abeona Therapeutics, Inc. (x)*	13,292	94,905
AC Immune SA (x)*	4,200	39,690
ACADIA Pharmaceuticals, Inc. (x)*	32,976	533,222
Acceleron Pharma, Inc.*	21,669	943,685
Agios Pharmaceuticals, Inc.*	7,900	364,269
Aimmune Therapeutics, Inc. (x)*	17,181	410,970
Alder Biopharmaceuticals, Inc. (x)*	37,902	388,495
Alexion Pharmaceuticals, Inc.*	32,777	3,191,169
Alkermes plc*	8,000	236,080
Allakos, Inc. (x)*	3,805	198,887
Allogene Therapeutics, Inc. (x)*	4,500	121,185
Alnylam Pharmaceuticals, Inc.*	8,400	612,444
Amarin Corp. plc (ADR) (x)*	32,640	444,230
Amgen, Inc.	7,500	1,460,025
AnaptysBio, Inc.*	2,900	184,991
Apellis Pharmaceuticals, Inc.*	4,700	61,993
Aptinyx, Inc.*	2,600	43,004
Arcus Biosciences, Inc. (x)*	4,200	45,234
Argenx SE (ADR)*	9,543	916,796
Array BioPharma, Inc.*	33,500	477,375
Ascendis Pharma A/S (ADR)*	13,268	831,240
Atara Biotherapeutics, Inc.*	10,700	371,718
Audentes Therapeutics, Inc.*	7,443	158,685
Autolus Therapeutics plc (ADR) (x)*	2,400	78,816
Avrobio, Inc.*	4,000	66,600
BeiGene Ltd. (ADR)*	4,400	617,144
Biogen, Inc.*	6,150	1,850,658
BioMarin Pharmaceutical, Inc.*	16,572	1,411,106
Bluebird Bio, Inc. (x)*	9,064	899,149
Blueprint Medicines Corp.*	10,832	583,953
Cara Therapeutics, Inc. (x)*	8,400	109,200
CareDx, Inc.*	3,521	88,518
Celgene Corp.*	13,857	888,095
Corvus Pharmaceuticals, Inc.*	7,900	28,993
CRISPR Therapeutics AG (x)*	4,300	122,851
CytomX Therapeutics, Inc.*	8,700	131,370
Denali Therapeutics, Inc. (x)*	5,300	109,498
Dicerna Pharmaceuticals, Inc.*	3,700	39,553
Editas Medicine, Inc. (x)*	4,300	97,825
Enanta Pharmaceuticals, Inc.*	6,979	494,323
Exact Sciences Corp.*	12,679	800,045
Exelixis, Inc.*	11,900	234,073
Fate Therapeutics, Inc.*	10,167	130,443
FibroGen, Inc.*	10,600	490,568
Five Prime Therapeutics, Inc.*	4,600	42,780
Forty Seven, Inc. (x)*	3,300	51,876
G1 Therapeutics, Inc.*	10,975	210,171
Gilead Sciences, Inc.	17,169	1,073,921
Global Blood Therapeutics, Inc.*	8,724	358,120
GlycoMimetics, Inc. (x)*	16,111	152,571
Homology Medicines, Inc.*	5,500	122,980
ImmunoGen, Inc.*	11,200	53,760
Immunomedics, Inc.*	61,178	873,010
Incyte Corp.*	23,986	1,525,270
Insmed, Inc. (x)*	27,900	366,048
Ionis Pharmaceuticals, Inc.*	5,273	285,058
Iovance Biotherapeutics, Inc.*	22,700	200,895
Ironwood Pharmaceuticals, Inc.*	15,676	162,403
Krystal Biotech, Inc. (x)*	1,760	36,573
Loxo Oncology, Inc.*	8,518	1,193,116
MacroGenics, Inc.*	8,600	109,220
Madrigal Pharmaceuticals, Inc. (x)*	1,255	141,464
Merus NV*	3,800	53,200
Minerva Neurosciences, Inc.*	12,100	81,554
Mirati Therapeutics, Inc. (x)*	3,700	156,954
Moderna, Inc. (x)*	480	7,330
Momenta Pharmaceuticals, Inc.*	13,402	147,958
Myovant Sciences Ltd. (x)*	8,900	146,049
Neurocrine Biosciences, Inc.*	22,649	1,617,365
Novavax, Inc. (x)*	38,900	71,576
Orchard Therapeutics plc (ADR)*	7,943	124,943
PhaseBio Pharmaceuticals, Inc.*	7,200	22,248
Principia Biopharma, Inc. (x)*	3,600	98,604
ProQR Therapeutics NV*	5,410	85,370
Proteostasis Therapeutics, Inc.*	11,252	36,456
PTC Therapeutics, Inc.*	13,900	477,048
Regeneron Pharmaceuticals, Inc.*	5,111	1,908,959
REGENXBIO, Inc.*	4,861	203,919
Rhythm Pharmaceuticals, Inc.*	3,572	96,015
Rocket Pharmaceuticals, Inc. (x)*	6,191	91,751
Sage Therapeutics, Inc.*	25,665	2,458,450
Sarepta Therapeutics, Inc.*	21,188	2,312,246
Scholar Rock Holding Corp. (x)*	3,000	68,910
Seattle Genetics, Inc.*	13,800	781,908
Shire plc (ADR)	4,500	783,180
Spark Therapeutics, Inc. (x)*	9,667	378,366
Tocagen, Inc. (x)*	7,433	61,025
Ultragenyx Pharmaceutical, Inc.*	11,800	513,064
Vertex Pharmaceuticals, Inc.*	37,181	6,161,264
Xencor, Inc.*	23,691	856,667
Y-mAbs Therapeutics, Inc. (x)*	4,300	87,462
Zafgen, Inc.*	13,300	65,835
Zai Lab Ltd. (ADR) (x)*	5,100	118,422

		49,541,078

Health Care Equipment & Supplies (21.9%)
ABIOMED, Inc.*	1,421	461,882
Align Technology, Inc.*	3,982	833,950
AtriCure, Inc.*	8,800	269,280
Becton Dickinson and Co.	32,756	7,380,582
Cooper Cos., Inc. (The)	5,559	1,414,765
Danaher Corp.	25,586	2,638,428
DexCom, Inc.*	1,890	226,422
GenMark Diagnostics, Inc.*	39,700	192,942
Hologic, Inc.*	45,595	1,873,954
ICU Medical, Inc.*	4,018	922,653
Insulet Corp.*	3,100	245,892
Integer Holdings Corp.*	1,300	99,138
Intuitive Surgical, Inc.*	16,631	7,964,919
Lantheus Holdings, Inc.*	14,500	226,925
Nevro Corp.*	5,500	213,895
Novocure Ltd.*	13,512	452,382
NuVasive, Inc.*	4,600	227,976

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Penumbra, Inc. (x)*	3,975	$485,745
Quidel Corp.*	11,799	576,027
Sartorius AG (Preference) (q)	2,648	330,674
SI-BONE, Inc. (x)*	3,500	73,115
Stryker Corp.	24,932	3,908,091
Tandem Diabetes Care, Inc.*	2,200	83,534
Teleflex, Inc.	4,956	1,281,027
ViewRay, Inc. (x)*	13,400	81,338
West Pharmaceutical Services, Inc.	10,200	999,906
Wright Medical Group NV*	29,100	792,102
Zimmer Biomet Holdings, Inc.	3,100	321,532

		34,579,076

Health Care Providers & Services (22.8%)
Acadia Healthcare Co., Inc.*	11,000	282,810
Anthem, Inc.	19,666	5,164,881
Centene Corp.*	26,930	3,105,029
Cigna Corp.	25,651	4,871,638
CVS Health Corp.	13,234	867,092
DaVita, Inc.*	5,600	288,176
Guardant Health, Inc. (x)*	3,600	135,324
HCA Healthcare, Inc.	25,818	3,213,050
Humana, Inc.	8,873	2,541,937
Molina Healthcare, Inc.*	8,600	999,492
Patterson Cos., Inc.	2,700	53,082
UnitedHealth Group, Inc.	49,600	12,356,352
Universal Health Services, Inc., Class B	2,800	326,368
WellCare Health Plans, Inc.*	7,796	1,840,558

		36,045,789

Health Care Technology (0.4%)
HTG Molecular Diagnostics, Inc.*	22,000	55,880
Inspire Medical Systems, Inc.*	2,184	92,274
Teladoc Health, Inc. (x)*	9,773	484,447

		632,601

Life Sciences Tools & Services (6.8%)
Agilent Technologies, Inc.	46,400	3,130,144
Bruker Corp.	20,700	616,239
Illumina, Inc.*	4,120	1,235,712
Lonza Group AG (Registered)*	744	193,423
Mettler-Toledo International, Inc.*	1,040	588,203
Quanterix Corp. (x)*	10,800	197,748
Thermo Fisher Scientific, Inc.	21,243	4,753,971

		10,715,440

Pharmaceuticals (15.9%)
Allergan plc	7,753	1,036,266
Amneal Pharmaceuticals, Inc. (x)*	23,529	318,347
Astellas Pharma, Inc.	13,200	167,985
AstraZeneca plc (ADR)	56,268	2,137,059
Bristol-Myers Squibb Co.	16,500	857,670
Catalent, Inc.*	7,400	230,732
Chugai Pharmaceutical Co. Ltd.	8,200	473,692
Daiichi Sankyo Co. Ltd.	20,200	649,372
Eisai Co. Ltd.	7,100	552,837
Elanco Animal Health, Inc. (x)*	6,600	208,098
Eli Lilly & Co.	32,561	3,767,959
GW Pharmaceuticals plc (ADR)*	2,800	272,692
Intra-Cellular Therapies, Inc.*	3,300	37,587
Kyowa Hakko Kirin Co. Ltd.	13,700	257,437
Menlo Therapeutics, Inc. (x)*	6,600	27,192
Merck & Co., Inc.	35,625	2,722,106
Mylan NV*	16,100	441,140
MyoKardia, Inc.*	7,730	377,688
Nektar Therapeutics*	7,900	259,673
Novartis AG (Registered)	30,658	2,625,808
Odonate Therapeutics, Inc. (x)*	4,100	57,728
Perrigo Co. plc	11,473	444,579
Pfizer, Inc.	107,598	4,696,653
Reata Pharmaceuticals, Inc., Class A*	3,000	168,300
Roche Holding AG	5,499	1,359,761
TherapeuticsMD, Inc. (x)*	21,500	81,915
Theravance Biopharma, Inc. (x)*	4,600	117,714
Tricida, Inc.*	5,300	124,974
WaVe Life Sciences Ltd. (x)*	3,708	155,884
Zogenix, Inc. (x)*	12,351	450,317

		25,079,165

Total Common Stocks (99.1%) (Cost $173,290,947)		156,593,149

CONVERTIBLE PREFERRED STOCK:
Health Care (0.2%)
Health Care Equipment & Supplies (0.2%)
Becton Dickinson and Co. 6.125%	5,400	311,418

Total Convertible Preferred Stock (0.2%) (Cost $324,206)		311,418

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.1%)
Health Care (0.1%)
Biotechnology (0.1%)
Ironwood Pharmaceuticals, Inc. 2.250%, 6/15/22	$207,000	193,525

Total Health Care		193,525

Total Long-Term Debt Securities (0.1%) (Cost $251,248)		193,525

SHORT-TERM INVESTMENTS:
Repurchase Agreements (3.9%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $2,792,720, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $2,848,574. (xx)	2,792,270	2,792,270

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,700,274, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,734,444. (xx)	$1,700,000	$1,700,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,700,279, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,734,000. (xx)	1,700,000	1,700,000

Total Repurchase Agreements		6,192,270

Total Short-Term Investments (3.9%) (Cost $6,192,270)		6,192,270

Total Investments in Securities (103.3%) (Cost $180,058,671)		163,290,362
Other Assets Less Liabilities (-3.3%)		(5,235,966)

Net Assets (100%)		$158,054,396

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $6,320,658. This was collateralized by $175,797 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/15/19 - 11/15/47 and by cash of $6,192,270 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
JPY	— Japanese Yen
USD	— United States Dollar

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	1,908,572	USD	17,297	JPMorgan Chase Bank	1/4/2019	118
JPY	2,560,337	USD	23,188	JPMorgan Chase Bank	1/8/2019	182

Net unrealized appreciation						300

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Health Care	$149,771,732	$6,821,417	$—	$156,593,149
Convertible Bond
Health Care	—	193,525	—	193,525
Convertible Preferred Stock
Health Care	311,418	—	—	311,418
Forward Currency Contracts	—	300	—	300
Short-Term Investments
Repurchase Agreements	—	6,192,270	—	6,192,270

Total Assets	$150,083,150	$13,207,512	$—	$163,290,662

Total Liabilities	$—	$—	$—	$—

Total	$150,083,150	$13,207,512	$—	$163,290,662

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$300

Total		$300

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$243	$243

Total	$243	$243

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$300	$300

Total	$300	$300

^ This Portfolio held forward foreign currency contracts for hedging.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $40,000 for one month during the period ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$300	$—	$—	$300

Total	$300	$—	$—	$300

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$14,634,933
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$12,848,161

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,199,178
Aggregate gross unrealized depreciation	(18,045,228)

Net unrealized depreciation	$(16,846,050)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$180,136,712

For the period ended December 31, 2018, the Portfolio incurred approximately $5 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $173,866,401)	$157,098,092
Repurchase Agreements (Cost $6,192,270)	6,192,270
Cash	1,083,799
Receivable for securities sold	230,967
Receivable for Portfolio shares sold	114,560
Dividends, interest and other receivables	59,468
Deferred offering cost	27,929
Securities lending income receivable	2,613
Unrealized appreciation on forward foreign currency contracts	300
Other assets	215

Total assets	164,810,213

LIABILITIES
Payable for return of collateral on securities loaned	6,192,270
Payable for Portfolio shares redeemed	224,985
Payable for securities purchased	147,372
Investment management fees payable	80,317
Distribution fees payable – Class IB	34,685
Administrative fees payable	13,342
Accrued expenses	62,846

Total liabilities	6,755,817

NET ASSETS	$158,054,396

Net assets were comprised of:
Paid in capital	$175,778,726
Total distributable earnings (loss)	(17,724,330)

Net assets	$158,054,396

Class IB
Net asset value, offering and redemption price per share, $158,054,396 / 3,856,806 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.98

(x)	Includes value of securities on loan of $6,320,658.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2018*

INVESTMENT INCOME
Dividends (net of $394 foreign withholding tax)	$242,866
Interest	3,623
Securities lending (net)	5,020

Total income	251,509

EXPENSES
Investment management fees	310,934
Distribution fees – Class IB	81,824
Professional fees	36,566
Administrative fees	31,273
Printing and mailing expenses	16,128
Custodian fees	15,500
Offering costs	6,745
Trustees’ fees	800
Miscellaneous	2,251

Gross expenses	502,021
Less: Waiver from investment manager	(109,930)

Net expenses	392,091

NET INVESTMENT INCOME (LOSS)	(140,582)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(955,819)
Forward foreign currency contracts	243
Foreign currency transactions	(233)

Net realized gain (loss)	(955,809)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(16,768,309)
Forward foreign currency contracts	300
Foreign currency translations	(202)

Net change in unrealized appreciation (depreciation)	(16,768,211)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(17,724,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,864,602)

*	The Portfolio commenced operations on October 22, 2018.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(140,582)
Net realized gain (loss)	(955,809)
Net change in unrealized appreciation (depreciation)	(16,768,211)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,864,602)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 166,535 shares]	7,366,879
Capital shares sold in-kind (Note 8) [ 3,793,009 shares]	173,037,053
Capital shares repurchased [ (102,738) shares]	(4,484,934)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	175,918,998

TOTAL INCREASE (DECREASE) IN NET ASSETS	158,054,396
NET ASSETS:
Beginning of period	—

End of period	$158,054,396

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$45.62

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)
Net realized and unrealized gain (loss)	(4.60)

Total from investment operations	(4.64)

Net asset value, end of period	$40.98

Total return (b)	(10.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$158,054
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20	%(j)
Before waivers (a)(f)	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.43	)%(l)
Before waivers (a)(f)	(0.68	)%(l)
Portfolio turnover rate^	8	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	(13.48)%	5.46%	11.25%
Russell 1000® Index	(4.78)	8.21	13.28

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (13.48)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 1000® Index, which returned (4.78)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	From a stock selection perspective, holdings in the energy, materials and communication services sectors were the most beneficial for results during the year.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s positions in Amazon.com, Inc., Netflix, Inc., TJX Companies, Inc., Walgreens Boots Alliance, Inc. and General Electric Company. Netflix was an underweight position and General Electric Company was not held, whereas the other holdings were all overweight positions.

•	In terms of sector positioning, an underweight in energy added the most value.

What hurt performance during the year:

•

Stock selection, overall, was the main driver of the Portfolio’s underperformance in 2018. Stock selection was the weakest in the health care, information technology and consumer discretionary sectors.

•

The largest individual detractors from performance included the Portfolio’s positions in Western Digital Corp., Philip Morris International, Inc., Synchrony Financial, Gardner Denver Holdings, Inc. and Microsoft Corp. Microsoft was not held during the year, whereas the other holdings were all overweight positions.

•

Sector positioning, overall, was also a headwind for results. In particular, an underweight in utilities, coupled with overweight positions in industrials and financials, were the largest detractors from performance.

Portfolio Positioning and Outlook — UBS Global Asset Management (Americas) Inc.

Within the consumer discretionary sector, the fourth quarter was difficult for most retailers, as they were dealing with investor fears of an economic slowdown and tariff talk that threatened to impact their margins. We tend to prefer secular winners that we believe will gain share and have a defensive quality. Off-price retail continues to gain share as sales migrate from brick and mortar department stores and mall-based retailers to online sales.

As investors worry about a macro slowdown, they tend to buy consumer staples stocks for their dependability in sales. However, retailer pressure on pricing, cost pressures from logistics and peak margins for many companies make us wary of many staples names.

The fourth quarter was challenging for the energy sector. We believe energy businesses are largely mispriced and we are selectively adding to our portfolio. We continue to prefer energy businesses that have strong management teams, a low cost advantage and scale.

During the quarter, the market was particularly punitive in assessing the balance sheet and operating risks for large-cap financials. We believe share price weakness for these firms over the last weeks of the year seemed overdone in light of the recent operating trends and management commentary that exposure to leveraged loans remains well-contained.

In health care, strong employment and favorable demographic trends have created a stable utilization environment. This, combined with the benefits of corporate tax reform, have allowed the sector to outperform the broader market. A divided Congress reduces the likelihood of significant legislation. However, we still see the potential for both parties to work together to shore up the Affordable Care Act, as well as to address drug pricing as they start positioning ahead of the 2020 elections. Ultimately, we believe drug pricing reform will be incremental and focus on ensuring that rebates and discounts are passed through to the consumer as opposed to regulating drug prices. This, in turn, would allow for demographic tailwinds and company-specific fundamentals to drive the investment

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debate around health care. Looking forward, we expect to see a continued uptick in merger and acquisition (M&A) activity as companies redeploy the benefits of corporate tax reform to restock pharma/biotech pipelines and/or prepare for a world of value-based reimbursement models.

Performance was bifurcated within industrials, as cyclical sectors such as building products, autos and machinery fell to 52 week lows, while multi-industrials generally outperformed. We believe that industrial cyclicals are mispriced, while multi-industrial relative valuations appear to be expensive.

The information technology and communications services sectors have underperformed relative to the broader market in recent months. This was driven by fears of a slowing economy, a downtrend in the “semiconductor cycle” and the effects of a trade war with China. We believe these fears are overblown and current valuations are a buying opportunity.

Most U.S. utilities earn a fixed regulated rate of return on their equity, which makes them resemble bonds more than equities. As such, in the current environment of potentially higher inflation and rising interest rates, the current risk/reward offered by this group of stocks is skewed to the downside. In addition, they are expensive both compared to their own history and the rest of market.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	21.3%
Financials	17.7
Health Care	14.3
Consumer Discretionary	13.3
Industrials	12.6
Communication Services	8.0
Consumer Staples	4.6
Energy	3.7
Materials	2.7
Real Estate	1.8
Repurchase Agreements	0.2
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IB
Actual	$1,000.00	$844.40	$4.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*  Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.0%)
Entertainment (3.7%)
Electronic Arts, Inc.*	8,778	$692,672
Take-Two Interactive Software, Inc.*	6,585	677,860
Walt Disney Co. (The)	16,645	1,825,124

		3,195,656

Interactive Media & Services (3.2%)
Facebook, Inc., Class A*	20,608	2,701,503

Wireless Telecommunication Services (1.1%)
T-Mobile US, Inc.*	14,322	911,022

Total Communication Services		6,808,181

Consumer Discretionary (13.3%)
Auto Components (1.0%)
Aptiv plc	14,043	864,628

Distributors (1.2%)
LKQ Corp.*	43,913	1,042,055

Hotels, Restaurants & Leisure (1.3%)
Norwegian Cruise Line Holdings Ltd.*	25,593	1,084,887

Household Durables (1.8%)
Newell Brands, Inc.	84,550	1,571,785

Internet & Direct Marketing Retail (5.3%)
Amazon.com, Inc.*	2,503	3,759,431
Expedia Group, Inc.	6,996	788,099

		4,547,530

Specialty Retail (2.7%)
Michaels Cos., Inc. (The)*	70,668	956,845
TJX Cos., Inc. (The)	29,739	1,330,523

		2,287,368

Total Consumer Discretionary		11,398,253

Consumer Staples (4.6%)
Food Products (1.6%)
Mondelez International, Inc., Class A	33,604	1,345,168

Tobacco (3.0%)
Philip Morris International, Inc.	38,622	2,578,405

Total Consumer Staples		3,923,573

Energy (3.7%)
Energy Equipment & Services (0.7%)
Halliburton Co.	23,424	622,610

Oil, Gas & Consumable Fuels (3.0%)
Concho Resources, Inc.*	12,061	1,239,750
Hess Corp.	31,480	1,274,940

		2,514,690

Total Energy		3,137,300

Financials (17.7%)
Banks (5.4%)
JPMorgan Chase & Co.	24,143	2,356,840
Wells Fargo & Co.	48,375	2,229,120

		4,585,960

Capital Markets (1.4%)
Ameriprise Financial, Inc.	11,226	1,171,658

Consumer Finance (5.2%)
American Express Co.	22,188	2,114,960
Synchrony Financial	100,559	2,359,114

		4,474,074

Insurance (5.7%)
Marsh & McLennan Cos., Inc.	37,260	2,971,485
MetLife, Inc.	46,322	1,901,981

		4,873,466

Total Financials		15,105,158

Health Care (14.3%)
Biotechnology (4.0%)
Alnylam Pharmaceuticals, Inc.*	10,662	777,367
Coherus Biosciences, Inc.*	22,008	199,173
Incyte Corp.*	24,087	1,531,692
Ironwood Pharmaceuticals, Inc.*	63,315	655,943
Lexicon Pharmaceuticals, Inc. (x)*	32,017	212,593

		3,376,768

Health Care Equipment & Supplies (0.6%)
LivaNova plc*	5,900	539,673

Health Care Providers & Services (4.2%)
Laboratory Corp. of America Holdings*	9,794	1,237,570
UnitedHealth Group, Inc.	9,221	2,297,135

		3,534,705

Life Sciences Tools & Services (1.1%)
Bio-Rad Laboratories, Inc., Class A*	4,126	958,140

Pharmaceuticals (4.4%)
Allergan plc	10,591	1,415,593
Johnson & Johnson	18,207	2,349,613

		3,765,206

Total Health Care		12,174,492

Industrials (12.6%)
Aerospace & Defense (1.6%)
Spirit AeroSystems Holdings, Inc., Class A	18,983	1,368,485

Airlines (1.9%)
Delta Air Lines, Inc.	32,019	1,597,748

Building Products (2.5%)
Allegion plc	13,100	1,044,201
Masco Corp.	37,156	1,086,442

		2,130,643

Commercial Services & Supplies (1.7%)
MSA Safety, Inc.	10,845	1,022,358
Stericycle, Inc.*	12,680	465,229

		1,487,587

Electrical Equipment (1.0%)
Sensata Technologies Holding plc*	18,957	850,032

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Machinery (3.9%)
AGCO Corp.	23,570	$1,312,142
Gardner Denver Holdings, Inc.*	85,496	1,748,393
Wabtec Corp.	3,845	270,111

		3,330,646

Total Industrials		10,765,141

Information Technology (21.3%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	3,405	717,433

Electronic Equipment, Instruments & Components (1.0%)
Jabil, Inc.	35,043	868,716

IT Services (4.7%)
GoDaddy, Inc., Class A*	11,370	746,100
Visa, Inc., Class A	16,114	2,126,081
Worldpay, Inc.*	15,312	1,170,296

		4,042,477

Semiconductors & Semiconductor Equipment (11.0%)
Broadcom, Inc.	5,316	1,351,753
Cirrus Logic, Inc.*	20,420	677,536
Lam Research Corp.	5,640	767,999
Marvell Technology Group Ltd.	88,148	1,427,116
Microchip Technology, Inc. (x)	11,297	812,480
Micron Technology, Inc.*	48,897	1,551,502
NXP Semiconductors NV	10,791	790,764
Skyworks Solutions, Inc.	10,154	680,521
Teradyne, Inc.	21,902	687,285
Universal Display Corp. (x)	7,102	664,534

		9,411,490

Software (2.2%)
salesforce.com, Inc.*	8,617	1,180,270
Ultimate Software Group, Inc. (The)*	2,834	693,962

		1,874,232

Technology Hardware, Storage & Peripherals (1.5%)
Western Digital Corp.	34,330	1,269,180

Total Information Technology		18,183,528

Materials (2.7%)
Chemicals (1.4%)
Ashland Global Holdings, Inc.	16,600	1,177,936

Metals & Mining (1.3%)
Steel Dynamics, Inc.	37,784	1,135,031

Total Materials		2,312,967

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Simon Property Group, Inc. (REIT)	9,289	1,560,459

Total Real Estate		1,560,459

Total Common Stocks (100.0%) (Cost $84,126,598)		85,369,052

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.2%)
Natixis, 2.90%, dated 12/31/18, due 1/2/19, repurchase price $87,760, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.875%, maturing 9/30/19-11/15/46; total market value $89,515. (xx)	$87,746	$87,746
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $100,016, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $102,026. (xx)	100,000	100,000

Total Repurchase Agreements		187,746

Total Short-Term Investments (0.2%) (Cost $187,746)		187,746

Total Investments in Securities (100.2%) (Cost $84,314,344)		85,556,798
Other Assets Less Liabilities (-0.2%)		(130,901)

Net Assets (100%)		$85,425,897

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $847,154. This was collateralized by $667,311 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.125%, maturing 2/7/19 - 2/15/48 and by cash of $187,746 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$6,808,181	$—	$—	$6,808,181
Consumer Discretionary	11,398,253	—	—	11,398,253
Consumer Staples	3,923,573	—	—	3,923,573
Energy	3,137,300	—	—	3,137,300
Financials	15,105,158	—	—	15,105,158
Health Care	12,174,492	—	—	12,174,492
Industrials	10,765,141	—	—	10,765,141
Information Technology	18,183,528	—	—	18,183,528
Materials	2,312,967	—	—	2,312,967
Real Estate	1,560,459	—	—	1,560,459
Short-Term Investments
Repurchase Agreements	—	187,746	—	187,746

Total Assets	$85,369,052	$187,746	$—	$85,556,798

Total Liabilities	$—	$—	$—	$—

Total	$85,369,052	$187,746	$—	$85,556,798

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$49,374,925
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$60,322,026

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,697,845
Aggregate gross unrealized depreciation	(12,494,479)

Net unrealized appreciation	$1,203,366

Federal income tax cost of investments in securities and derivative instruments, if applicable	$84,353,432

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $84,126,598)	$85,369,052
Repurchase Agreements (Cost $187,746)	187,746
Cash	1,347,969
Dividends, interest and other receivables	99,893
Receivable for Portfolio shares sold	20,423
Securities lending income receivable	515
Other assets	447

Total assets	87,026,045

LIABILITIES
Payable for securities purchased	1,220,430
Payable for return of collateral on securities loaned	187,746
Payable for Portfolio shares redeemed	69,158
Investment management fees payable	43,379
Distribution fees payable – Class IB	18,992
Administrative fees payable	7,305
Accrued expenses	53,138

Total liabilities	1,600,148

NET ASSETS	$85,425,897

Net assets were comprised of:
Paid in capital	$83,791,425
Total distributable earnings (loss)	1,634,472

Net assets	$85,425,897

Class IB
Net asset value, offering and redemption price per share, $85,425,897 / 11,089,725 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.70

(x)	Includes value of securities on loan of $847,154.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $802 foreign withholding tax)	$1,459,134
Interest	13,519
Securities lending (net)	8,019

Total income	1,480,672

EXPENSES
Investment management fees	799,465
Distribution fees – Class IB	266,488
Administrative fees	103,581
Professional fees	51,455
Custodian fees	20,000
Printing and mailing expenses	19,133
Trustees’ fees	2,640
Miscellaneous	2,203

Gross expenses	1,264,965
Less: Waiver from investment manager	(146,441)

Net expenses	1,118,524

NET INVESTMENT INCOME (LOSS)	362,148

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	10,121,991
Net change in unrealized appreciation (depreciation) on investments in securities	(23,577,361)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(13,455,370)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,093,222)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$362,148	$299,308
Net realized gain (loss)	10,121,991	7,017,627
Net change in unrealized appreciation (depreciation)	(23,577,361)	12,728,941

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,093,222)	20,045,876

Distributions to shareholders: (a)
Class IB	(11,518,663)	(7,006,963)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 838,128 and 1,620,635 shares, respectively ]	8,504,515	15,920,418
Capital shares issued in reinvestment of dividends and distributions [ 1,357,612 and 703,145 shares, respectively ]	11,518,663	7,006,963
Capital shares repurchased [ (2,068,220) and (1,896,945) shares, respectively ]	(20,981,513)	(18,866,044)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(958,335)	4,061,337

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,570,220)	17,100,250
NET ASSETS:
Beginning of year	110,996,117	93,895,867

End of year (b)	$85,425,897	$110,996,117

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $295,487 for Class IB; and dividends from net realized capital gains of $6,711,476 for Class IB. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $44,375 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.13	$8.91	$8.35	$9.81	$8.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.03	0.07	0.06	0.06
Net realized and unrealized gain (loss)	(1.30)	1.86	0.77	(0.21)	1.19

Total from investment operations	(1.27)	1.89	0.84	(0.15)	1.25

Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.07)	(0.06)	(0.06)
Distributions from net realized gains	(1.12)	(0.64)	(0.21)	(1.25)	—

Total dividends and distributions	(1.16)	(0.67)	(0.28)	(1.31)	(0.06)

Net asset value, end of year	$7.70	$10.13	$8.91	$8.35	$9.81

Total return	(13.48)%	21.37%	10.16%	(1.46)%	14.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$85,426	$110,996	$93,896	$95,012	$96,012
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers (f)	1.19%	1.18%	1.20%	1.19%	1.20%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.34%	0.28%	0.80%	0.57%	0.62%
Before waivers (f)	0.20%	0.15%	0.65%	0.44%	0.47%
Portfolio turnover rate^	47%	65%	61%	54%	45%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Investment LLC

➢	Scotia Institutional Asset Management US, Ltd.

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(0.22)%	9.14%	13.97%
Portfolio – Class IB Shares	(0.20)	9.14	13.88
Portfolio – Class K Shares*	0.05	9.35	13.53
Russell 3000® Growth Index	(2.12)	9.99	15.15

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.20)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned (2.12)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Information technology was the largest contributor to relative results, owing to security selection. Within the sector, overweighting ServiceNow, Inc. and Square, Inc. added to relative performance.

•	Consumer discretionary contributed positively due to security selection.

•	Overweighting health care holding ABIOMED, Inc. was the largest individual contributor to relative performance.

•	Both stock selection and a relative underweight in the industrials sector benefited relative performance.

•	Overweighting retailer Five Below, Inc. also added to performance.

What hurt performance during the year:

•	An overweight to the energy sector hurt relative performance the most. The entire sector was brought down by plummeting oil prices and year-end tax-loss selling.

•	The three key stock detractors from performance were Microsoft Corp. (information technology), Penumbra, Inc. (health care), and LendingTree, Inc. (financials).

•	Stock selection in the consumer staples and financials sectors were detractors from relative performance.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the Portfolio due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	32.7%
Health Care	18.6
Consumer Discretionary	14.1
Communication Services	12.3
Industrials	9.4
Financials	3.6
Consumer Staples	3.3
Energy	1.7
Materials	1.2
Real Estate	1.2
Repurchase Agreements	1.1
Utilities	0.2
Investment Company	0.2
Cash and Other	0.4

100.0%

1479

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$902.70	$4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.99
Class IB
Actual	1,000.00	902.70	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.99
Class K
Actual	1,000.00	903.70	3.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.52	3.72

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (12.3%)
Diversified Telecommunication Services (0.1%)
AT&T, Inc.	19,699	$562,209
Cogent Communications Holdings, Inc.	3,800	171,798
Zayo Group Holdings, Inc.*	8,700	198,708

		932,715

Entertainment (2.5%)
Activision Blizzard, Inc.	45,400	2,114,278
Electronic Arts, Inc.*	12,795	1,009,654
Liberty Media Corp.-Liberty Braves, Class A*	1,645	41,026
Liberty Media Corp.-Liberty Braves, Class C*	3,300	82,137
Liberty Media Corp.-Liberty Formula One, Class A*	4,113	122,238
Liberty Media Corp.-Liberty Formula One, Class C*	8,251	253,306
Lions Gate Entertainment Corp., Class A	2,200	35,420
Lions Gate Entertainment Corp., Class B	24,164	359,560
Live Nation Entertainment, Inc.*	5,900	290,575
Madison Square Garden Co. (The), Class A*	11,620	3,110,674
Netflix, Inc.*	33,830	9,054,938
Take-Two Interactive Software, Inc.*	4,000	411,760
Viacom, Inc., Class B	13,324	342,427
Walt Disney Co. (The)	68,897	7,554,556
World Wrestling Entertainment, Inc., Class A	36,779	2,748,127

		27,530,676

Interactive Media & Services (7.2%)
Alphabet, Inc., Class A*	23,071	24,108,272
Alphabet, Inc., Class C*	20,985	21,732,276
Facebook, Inc., Class A*	160,634	21,057,511
IAC/InterActiveCorp*	7,000	1,281,280
Liberty TripAdvisor Holdings, Inc., Class A*	7,620	121,082
Tencent Holdings Ltd. (ADR)	84,840	3,348,635
TripAdvisor, Inc.*	4,944	266,679
Twitter, Inc.*	186,354	5,355,814
Yelp, Inc.*	3,800	132,962
Zillow Group, Inc., Class A*	2,900	91,147
Zillow Group, Inc., Class C (x)*	3,500	110,530

		77,606,188

Media (2.3%)
AMC Networks, Inc., Class A*	54,928	3,014,449
CBS Corp. (Non-Voting), Class B	33,980	1,485,606
Charter Communications, Inc., Class A*	13,571	3,867,328
Comcast Corp., Class A	228,042	7,764,830
Discovery, Inc., Class A (x)*	78,311	1,937,414
Discovery, Inc., Class C*	27,953	645,155
GCI Liberty, Inc., Class A*	9,938	409,048
Liberty Broadband Corp., Class A*	11,190	803,554
Liberty Broadband Corp., Class C*	16,132	1,161,988
Liberty Global plc, Class A*	10,136	216,302
Liberty Global plc, Class C*	20,514	423,409
Liberty Latin America Ltd., Class A*	1,770	25,630
Liberty Latin America Ltd., Class C*	3,065	44,657
Liberty Media Corp.-Liberty SiriusXM, Class A*	16,452	605,433
Liberty Media Corp.-Liberty SiriusXM, Class C*	33,005	1,220,525
MSG Networks, Inc., Class A*	32,661	769,493
New York Times Co. (The), Class A (x)	7,000	156,030
Omnicom Group, Inc.	6,526	477,964
Sirius XM Holdings, Inc. (x)	61,511	351,228

		25,380,043

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	38,480	2,447,713

Total Communication Services		133,897,335

Consumer Discretionary (14.1%)
Auto Components (0.2%)
Aptiv plc	37,210	2,291,020
Garrett Motion, Inc. (x)*	2,022	24,951
Gentex Corp.	8,000	161,680
Lear Corp.	900	110,574
Tenneco, Inc., Class A	2,500	68,475

		2,656,700

Automobiles (0.3%)
Tesla, Inc.*	11,018	3,666,791
Thor Industries, Inc.	2,200	114,400

		3,781,191

Distributors (0.0%)
LKQ Corp.*	5,163	122,518
Pool Corp.	2,112	313,949

		436,467

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	2,000	222,900
frontdoor, Inc.*	2,400	63,864
Grand Canyon Education, Inc.*	2,100	201,894
Houghton Mifflin Harcourt Co.*	6,200	54,932
Service Corp. International	4,500	181,170
ServiceMaster Global Holdings, Inc.*	4,800	176,352
Weight Watchers International, Inc.*	1,800	69,390

		970,502

Hotels, Restaurants & Leisure (2.0%)
Bloomin’ Brands, Inc.	6,400	114,496
Boyd Gaming Corp.	5,100	105,978
Brinker International, Inc. (x)	2,800	123,144

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Chipotle Mexican Grill, Inc.*	1,186	$512,103
Choice Hotels International, Inc.	2,332	166,925
Darden Restaurants, Inc.	2,700	269,622
Denny’s Corp.*	5,082	82,379
Domino’s Pizza, Inc.	1,808	448,366
Dunkin’ Brands Group, Inc.	5,362	343,811
Extended Stay America, Inc.	3,000	46,500
Hilton Worldwide Holdings, Inc.	32,272	2,317,130
International Game Technology plc (x)	7,600	111,188
Las Vegas Sands Corp.	25,237	1,313,586
Marriott International, Inc., Class A	31,143	3,380,884
Marriott Vacations Worldwide Corp.	955	67,337
McDonald’s Corp.	29,934	5,315,380
MGM Resorts International	5,000	121,300
Penn National Gaming, Inc.*	868	16,344
Planet Fitness, Inc., Class A*	4,000	214,480
Restaurant Brands International, Inc.	17,500	915,250
Scientific Games Corp., Class A (x)*	3,400	60,792
Six Flags Entertainment Corp.	3,500	194,705
Starbucks Corp.	52,793	3,399,869
Texas Roadhouse, Inc.	2,900	173,130
Vail Resorts, Inc.	1,700	358,394
Wyndham Hotels & Resorts, Inc.	4,832	219,228
Wynn Resorts Ltd.	4,058	401,377
Yum China Holdings, Inc.	4,662	156,317
Yum! Brands, Inc.	4,162	382,571

		21,332,586

Household Durables (0.1%)
DR Horton, Inc.	8,800	305,008
iRobot Corp. (x)*	990	82,903
Lennar Corp., Class A	6,600	258,390
NVR, Inc.*	98	238,825
PulteGroup, Inc.	6,400	166,336
Tempur Sealy International, Inc.*	2,300	95,220
Toll Brothers, Inc.	5,000	164,650
TopBuild Corp.*	1,868	84,060

		1,395,392

Internet & Direct Marketing Retail (6.4%)
Alibaba Group Holding Ltd. (ADR)*	17,440	2,390,501
Amazon.com, Inc.*	33,600	50,466,192
Booking Holdings, Inc.*	3,647	6,281,666
eBay, Inc.*	8,900	249,823
Etsy, Inc.*	143,400	6,821,538
Expedia Group, Inc.	5,530	622,954
GrubHub, Inc.*	3,800	291,878
Liberty Expedia Holdings, Inc., Class A*	6,625	259,104
Nutrisystem, Inc.	1,650	72,402
Qurate Retail, Inc., Class A*	63,422	1,237,997
Stamps.com, Inc.*	726	112,995
Wayfair, Inc., Class A (x)*	2,400	216,192

		69,023,242

Leisure Products (0.1%)
Brunswick Corp.	3,400	157,930
Hasbro, Inc.	4,339	352,544
Mattel, Inc. (x)*	10,800	107,892
Polaris Industries, Inc.	3,208	245,989

		864,355

Multiline Retail (0.4%)
Dollar General Corp.	28,553	3,086,008
Dollar Tree, Inc.*	2,209	199,517
Nordstrom, Inc. (x)	7,374	343,702
Ollie’s Bargain Outlet Holdings, Inc.*	2,500	166,275

		3,795,502

Specialty Retail (3.1%)
Advance Auto Parts, Inc.	1,366	215,090
American Eagle Outfitters, Inc.	7,800	150,774
AutoZone, Inc.*	991	830,795
Best Buy Co., Inc.	2,700	142,992
Burlington Stores, Inc.*	2,900	471,743
CarMax, Inc.*	4,699	294,768
Five Below, Inc.*	68,900	7,049,848
Gap, Inc. (The)	5,900	151,984
Home Depot, Inc. (The)	70,123	12,048,534
L Brands, Inc.	7,577	194,502
Lowe’s Cos., Inc.	36,092	3,333,457
O’Reilly Automotive, Inc.*	3,496	1,203,778
Ross Stores, Inc.	36,022	2,997,030
Tiffany & Co.	1,400	112,714
TJX Cos., Inc. (The)	55,686	2,491,392
Tractor Supply Co.	6,228	519,664
Ulta Beauty, Inc.*	2,904	711,015
Urban Outfitters, Inc.*	4,100	136,120
Williams-Sonoma, Inc.	4,290	216,431

		33,272,631

Textiles, Apparel & Luxury Goods (1.4%)
Carter’s, Inc.	2,244	183,155
Columbia Sportswear Co.	2,000	168,180
Deckers Outdoor Corp.*	1,848	236,452
Hanesbrands, Inc.	21,648	271,250
Lululemon Athletica, Inc.*	36,800	4,475,248
Michael Kors Holdings Ltd.*	2,800	106,176
NIKE, Inc., Class B	107,210	7,948,549
Oxford Industries, Inc.	858	60,952
Skechers U.S.A., Inc., Class A*	6,400	146,496
Steven Madden Ltd.	4,941	149,515
Tapestry, Inc.	4,200	141,750
Under Armour, Inc., Class A (x)*	8,100	143,127
Under Armour, Inc., Class C*	8,524	137,833
VF Corp.	10,804	770,757
Wolverine World Wide, Inc.	5,800	184,962

		15,124,402

Total Consumer Discretionary		152,652,970

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Consumer Staples (3.3%)
Beverages (1.4%)
Brown-Forman Corp., Class B	12,310	$585,710
Coca-Cola Co. (The)	129,854	6,148,587
Constellation Brands, Inc., Class A	7,402	1,190,389
Keurig Dr Pepper, Inc.	8,627	221,196
Monster Beverage Corp.*	18,873	928,929
National Beverage Corp. (x)	1,700	122,009
PepsiCo, Inc.	55,018	6,078,389

		15,275,209

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.	26,826	5,464,724
Sysco Corp.	20,966	1,313,730

		6,778,454

Food Products (0.3%)
Campbell Soup Co. (x)	5,160	170,229
Conagra Brands, Inc.	61,040	1,303,814
General Mills, Inc.	4,194	163,314
Hershey Co. (The)	5,338	572,127
Kellogg Co.	5,459	311,218
Lancaster Colony Corp.	1,300	229,918
McCormick & Co., Inc. (Non-Voting)	1,804	251,189
Post Holdings, Inc.*	100	8,913

		3,010,722

Household Products (0.3%)
Church & Dwight Co., Inc.	9,076	596,838
Clorox Co. (The)	4,884	752,820
Colgate-Palmolive Co.	7,142	425,092
Energizer Holdings, Inc.	3,000	135,450
Kimberly-Clark Corp.	13,341	1,520,073

		3,430,273

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	9,682	1,259,628
Herbalife Nutrition Ltd.*	2,700	159,165
Nu Skin Enterprises, Inc., Class A	2,300	141,059

		1,559,852

Tobacco (0.5%)
Altria Group, Inc.	82,825	4,090,727
Philip Morris International, Inc.	20,240	1,351,222

		5,441,949

Total Consumer Staples		35,496,459

Energy (1.7%)
Energy Equipment & Services (0.4%)
Core Laboratories NV (x)	29,432	1,755,913
Halliburton Co.	38,200	1,015,356
National Oilwell Varco, Inc.	41,986	1,079,040
Weatherford International plc (x)*	295,178	165,005

		4,015,314

Oil, Gas & Consumable Fuels (1.3%)
Anadarko Petroleum Corp.	119,218	5,226,517
Antero Resources Corp.*	8,200	76,998
Apache Corp.	3,600	94,500
Cabot Oil & Gas Corp.	19,534	436,585
Cheniere Energy, Inc.*	5,900	349,221
Concho Resources, Inc.*	1,728	177,621
Continental Resources, Inc.*	3,960	159,152
Delek US Holdings, Inc.	3,600	117,036
Diamondback Energy, Inc.	1,700	157,590
EOG Resources, Inc.	29,250	2,550,893
Kosmos Energy Ltd.*	22,700	88,303
Marathon Petroleum Corp.	42,699	2,519,668
Matador Resources Co.*	6,000	93,180
Newfield Exploration Co.*	68,680	1,006,849
ONEOK, Inc.	7,374	397,827
Parsley Energy, Inc., Class A*	6,700	107,066
Pioneer Natural Resources Co.	4,100	539,232

		14,098,238

Total Energy		18,113,552

Financials (3.6%)
Banks (0.5%)
Bank of America Corp.	84,210	2,074,935
Comerica, Inc.	2,000	137,380
East West Bancorp, Inc.	2,900	126,237
First Financial Bankshares, Inc. (x)	2,800	161,532
Home BancShares, Inc.	8,200	133,988
MB Financial, Inc.	3,800	150,594
Pinnacle Financial Partners, Inc.	2,800	129,080
Signature Bank	1,914	196,778
Sterling Bancorp	74,228	1,225,504
SVB Financial Group*	1,800	341,856
Texas Capital Bancshares, Inc.*	2,000	102,180
Western Alliance Bancorp*	3,700	146,113

		4,926,177

Capital Markets (1.8%)
Ameriprise Financial, Inc.	1,238	129,210
Cboe Global Markets, Inc.	4,828	472,323
Charles Schwab Corp. (The)	111,442	4,628,186
CME Group, Inc.	1,800	338,616
Cohen & Steers, Inc.	528	18,121
E*TRADE Financial Corp.	2,900	127,252
Eaton Vance Corp.	6,607	232,434
Evercore, Inc., Class A	1,800	128,808
FactSet Research Systems, Inc.	1,576	315,405
GAMCO Investors, Inc., Class A	132	2,229
Interactive Brokers Group, Inc., Class A	2,800	153,020
Intercontinental Exchange, Inc.	30,635	2,307,735
Lazard Ltd., Class A	4,800	177,168
LPL Financial Holdings, Inc.	3,900	238,212
MarketAxess Holdings, Inc.	1,700	359,227
Moody’s Corp.	7,297	1,021,872
Morgan Stanley	25,162	997,673
Morningstar, Inc.	2,000	219,680
MSCI, Inc.	3,869	570,407
Northern Trust Corp.	2,500	208,975

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Pzena Investment Management, Inc., Class A	330	$2,855
Raymond James Financial, Inc.	2,100	156,261
S&P Global, Inc.	24,496	4,162,850
SEI Investments Co.	7,193	332,317
T. Rowe Price Group, Inc.	9,644	890,334
TD Ameritrade Holding Corp.	32,803	1,606,035
Virtu Financial, Inc., Class A	6,300	162,288

		19,959,493

Consumer Finance (0.3%)
American Express Co.	21,100	2,011,252
Capital One Financial Corp.	2,000	151,180
Credit Acceptance Corp.*	500	190,880
Discover Financial Services	7,000	412,860
FirstCash, Inc.	2,000	144,700
Green Dot Corp., Class A*	2,500	198,800
OneMain Holdings, Inc.*	5,500	133,595
Santander Consumer USA Holdings, Inc.	9,800	172,382
Synchrony Financial	11,500	269,790

		3,685,439

Diversified Financial Services (0.2%)
Berkshire Hathaway, Inc., Class B*	10,700	2,184,726
Voya Financial, Inc.	3,400	136,476

		2,321,202

Insurance (0.7%)
Alleghany Corp.	300	186,996
American International Group, Inc.	4,900	193,109
Aon plc	10,459	1,520,320
Erie Indemnity Co., Class A	1,300	173,303
Everest Re Group Ltd.	800	174,208
Markel Corp.*	200	207,610
Marsh & McLennan Cos., Inc.	10,401	829,480
Primerica, Inc.	2,000	195,420
Progressive Corp. (The)	60,100	3,625,833
RenaissanceRe Holdings Ltd.	1,200	160,440
Travelers Cos., Inc. (The)	2,300	275,425

		7,542,144

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	74,245	698,645

Total Financials		39,133,100

Health Care (18.6%)
Biotechnology (6.2%)
AbbVie, Inc.	67,179	6,193,232
ACADIA Pharmaceuticals, Inc. (x)*	5,600	90,552
Acceleron Pharma, Inc.*	3,900	169,845
Aduro Biotech, Inc.*	1,272	3,358
Agios Pharmaceuticals, Inc. (x)*	12,071	556,594
Alexion Pharmaceuticals, Inc.*	15,962	1,554,060
Alkermes plc*	5,610	165,551
Alnylam Pharmaceuticals, Inc.*	2,838	206,919
Amgen, Inc.	63,101	12,283,872
Amicus Therapeutics, Inc. (x)*	11,000	105,380
Arena Pharmaceuticals, Inc.*	4,400	171,380
Array BioPharma, Inc.*	9,400	133,950
Biogen, Inc.*	42,897	12,908,565
BioMarin Pharmaceutical, Inc.*	7,238	616,316
Bluebird Bio, Inc.*	1,100	109,120
Blueprint Medicines Corp.*	2,700	145,557
Celgene Corp.*	56,212	3,602,627
Clovis Oncology, Inc. (x)*	5,800	104,168
Emergent BioSolutions, Inc.*	2,418	143,339
Enanta Pharmaceuticals, Inc.*	1,600	113,328
Exact Sciences Corp.*	4,800	302,880
Exelixis, Inc.*	12,700	249,809
FibroGen, Inc.*	3,200	148,096
Genomic Health, Inc.*	726	46,762
Gilead Sciences, Inc.	42,183	2,638,547
Global Blood Therapeutics, Inc.*	4,400	180,620
Heron Therapeutics, Inc. (x)*	6,100	158,234
ImmunoGen, Inc.*	17,169	82,411
Immunomedics, Inc. (x)*	10,898	155,514
Incyte Corp.*	7,092	450,980
Insmed, Inc.*	6,600	86,592
Insys Therapeutics, Inc. (x)*	4,000	14,000
Intercept Pharmaceuticals, Inc.*	100	10,079
Intrexon Corp. (x)*	6,100	39,894
Ionis Pharmaceuticals, Inc.*	37,882	2,047,901
Ironwood Pharmaceuticals, Inc.*	8,500	88,060
Ligand Pharmaceuticals, Inc.*	913	123,894
Loxo Oncology, Inc.*	1,100	154,077
Madrigal Pharmaceuticals, Inc. (x)*	600	67,632
Momenta Pharmaceuticals, Inc.*	2,970	32,789
Myriad Genetics, Inc.*	4,800	139,536
Neurocrine Biosciences, Inc.*	3,946	281,784
Novavax, Inc. (x)*	19,802	36,436
Portola Pharmaceuticals, Inc. (x)*	4,400	85,888
Progenics Pharmaceuticals, Inc.*	1,452	6,098
ProQR Therapeutics NV (x)*	3,653	57,644
Puma Biotechnology, Inc. (x)*	4,600	93,610
Radius Health, Inc.*	2,600	42,874
Regeneron Pharmaceuticals, Inc.*	3,632	1,356,552
REGENXBIO, Inc.*	2,500	104,875
Sage Therapeutics, Inc.*	2,000	191,580
Sangamo Therapeutics, Inc. (x)*	1,980	22,730
Sarepta Therapeutics, Inc. (x)*	2,300	250,999
Seattle Genetics, Inc.*	4,700	266,302
Spark Therapeutics, Inc. (x)*	3,448	134,955
Spectrum Pharmaceuticals, Inc.*	8,700	76,125
TESARO, Inc. (x)*	4,000	297,000
Ultragenyx Pharmaceutical, Inc.*	5,950	258,706
Vertex Pharmaceuticals, Inc.*	102,739	17,024,880
Xencor, Inc.*	4,700	169,952

		67,355,010

Health Care Equipment & Supplies (4.3%)
ABIOMED, Inc.*	23,048	7,491,522
Accuray, Inc.*	2,250	7,672

See Notes to Financial Statements.

1484

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Align Technology, Inc.*	3,420	$716,251
Atrion Corp.	66	48,911
Baxter International, Inc.	2,800	184,296
Becton Dickinson and Co.	14,370	3,237,848
Boston Scientific Corp.*	46,300	1,636,242
Cantel Medical Corp.	1,600	119,120
Cooper Cos., Inc. (The)	9,638	2,452,871
DexCom, Inc.*	46,600	5,582,680
Edwards Lifesciences Corp.*	8,822	1,351,266
Endologix, Inc.*	3,894	2,788
Globus Medical, Inc., Class A*	5,000	216,400
Haemonetics Corp.*	2,000	200,100
Hill-Rom Holdings, Inc.	3,400	301,070
IDEXX Laboratories, Inc.*	4,400	818,488
Inogen, Inc.*	1,000	124,170
Insulet Corp. (x)*	2,376	188,464
Integra LifeSciences Holdings Corp.*	2,900	130,790
Intuitive Surgical, Inc.*	11,677	5,592,349
LivaNova plc*	1,800	164,646
Masimo Corp.*	1,800	193,266
Medtronic plc	30,469	2,771,460
Merit Medical Systems, Inc.*	3,700	206,497
Natus Medical, Inc.*	1,452	49,412
Neogen Corp.*	2,200	125,400
Nevro Corp.*	2,200	85,558
Novocure Ltd.*	6,000	200,880
NuVasive, Inc.*	2,100	104,076
Penumbra, Inc. (x)*	38,000	4,643,600
Quidel Corp.*	1,518	74,109
ResMed, Inc.	6,279	714,990
Stryker Corp.	34,538	5,413,831
Teleflex, Inc.	700	180,936
Varex Imaging Corp.*	2,194	51,954
Varian Medical Systems, Inc.*	3,886	440,323
West Pharmaceutical Services, Inc.	1,600	156,848
Wright Medical Group NV*	13,205	359,440

		46,340,524

Health Care Providers & Services (4.6%)
Amedisys, Inc.*	2,100	245,931
AmerisourceBergen Corp.	8,181	608,666
AMN Healthcare Services, Inc.*	3,100	175,646
Anthem, Inc.	7,464	1,960,270
Centene Corp.*	15,409	1,776,658
Chemed Corp.	900	254,952
Cigna Corp.	26,365	5,007,241
CorVel Corp.*	924	57,029
CVS Health Corp.	4,374	286,585
DaVita, Inc.*	3,100	159,526
Encompass Health Corp.	4,092	252,476
HCA Healthcare, Inc.	27,421	3,412,543
HealthEquity, Inc.*	3,200	190,880
Henry Schein, Inc.*	2,578	202,425
Humana, Inc.	9,687	2,775,132
Laboratory Corp. of America Holdings*	1,000	126,360
LHC Group, Inc.*	2,200	206,536
McKesson Corp.	1,043	115,220
Molina Healthcare, Inc.*	2,400	278,928
Premier, Inc., Class A*	5,600	209,160
Select Medical Holdings Corp.*	7,500	115,125
Tenet Healthcare Corp.*	5,197	89,077
UnitedHealth Group, Inc.	121,943	30,378,440
WellCare Health Plans, Inc.*	5,254	1,240,417

		50,125,223

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	15,000	144,600
athenahealth, Inc.*	1,606	211,879
Cerner Corp.*	6,211	325,705
HMS Holdings Corp.*	3,960	111,395
Inovalon Holdings, Inc., Class A (x)*	4,500	63,810
Medidata Solutions, Inc.*	2,300	155,066
NextGen Healthcare Information Systems LLC*	2,508	37,996
Omnicell, Inc.*	1,650	101,046
Teladoc Health, Inc. (x)*	3,000	148,710
Veeva Systems, Inc., Class A*	4,900	437,668

		1,737,875

Life Sciences Tools & Services (1.5%)
Bio-Techne Corp.	1,700	246,024
Bruker Corp.	6,200	184,574
Charles River Laboratories International, Inc.*	2,200	248,996
Illumina, Inc.*	25,772	7,729,796
Luminex Corp.	3,300	76,263
Mettler-Toledo International, Inc.*	6,510	3,681,926
PRA Health Sciences, Inc.*	2,100	193,116
Syneos Health, Inc.*	2,800	110,180
Thermo Fisher Scientific, Inc.	12,905	2,888,010
Waters Corp.*	3,290	620,658

		15,979,543

Pharmaceuticals (1.8%)
Aerie Pharmaceuticals, Inc.*	2,800	101,080
Akorn, Inc.*	5,500	18,645
Allergan plc	38,399	5,132,410
Amneal Pharmaceuticals, Inc. (x)*	10,300	139,359
Assertio Therapeutics, Inc.*	2,706	9,769
Bausch Health Cos., Inc.*	19,922	367,959
Bristol-Myers Squibb Co.	38,064	1,978,567
Catalent, Inc.*	5,400	168,372
Elanco Animal Health, Inc. (x)*	1,482	46,728
Eli Lilly & Co.	39,100	4,524,652
Endo International plc*	200	1,460
Horizon Pharma plc*	10,500	205,170
Innoviva, Inc.*	3,432	59,889
Jazz Pharmaceuticals plc*	15,116	1,873,779
Johnson & Johnson	21,157	2,730,311
Medicines Co. (The) (x)*	2,772	53,056
Merck & Co., Inc.	6,600	504,306
Nektar Therapeutics*	6,200	203,794
Supernus Pharmaceuticals, Inc.*	3,200	106,304
Zoetis, Inc.	20,947	1,791,806

		20,017,416

Total Health Care		201,555,591

See Notes to Financial Statements.

1485

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Industrials (9.4%)
Aerospace & Defense (3.3%)
Axon Enterprise, Inc.*	3,366	$147,262
Boeing Co. (The)	61,450	19,817,625
BWX Technologies, Inc.	4,300	164,389
Curtiss-Wright Corp.	1,400	142,968
General Dynamics Corp.	4,700	738,887
Harris Corp.	5,200	700,180
HEICO Corp.	1,547	119,862
HEICO Corp., Class A	3,320	209,160
Hexcel Corp.	2,600	149,084
Huntington Ingalls Industries, Inc.	1,544	293,839
L3 Technologies, Inc.	18,606	3,231,118
Lockheed Martin Corp.	9,930	2,600,071
Moog, Inc., Class A	500	38,740
Northrop Grumman Corp.	13,054	3,196,925
Raytheon Co.	12,600	1,932,210
Spirit AeroSystems Holdings, Inc., Class A	15,199	1,095,696
Textron, Inc.	2,800	128,772
TransDigm Group, Inc.*	2,291	779,077

		35,485,865

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	5,729	481,751
Expeditors International of Washington, Inc.	7,654	521,161
FedEx Corp.	10,700	1,726,231
United Parcel Service, Inc., Class B	29,839	2,910,198
XPO Logistics, Inc.*	5,200	296,608

		5,935,949

Airlines (0.1%)
Delta Air Lines, Inc.	7,100	354,290
Southwest Airlines Co.	16,500	766,920

		1,121,210

Building Products (0.4%)
AAON, Inc.	2,449	85,862
Allegion plc	4,745	378,224
AO Smith Corp.	7,000	298,900
Armstrong World Industries, Inc.	2,900	168,809
Fortune Brands Home & Security, Inc.	3,300	125,367
Johnson Controls International plc	80,303	2,380,984
Lennox International, Inc.	1,444	316,034
Masco Corp.	9,912	289,827
Resideo Technologies, Inc.*	3,371	69,274
Simpson Manufacturing Co., Inc.	3,000	162,390
Trex Co., Inc.*	2,800	166,208

		4,441,879

Commercial Services & Supplies (0.5%)
Brink’s Co. (The)	2,300	148,695
Cimpress NV*	1,300	134,446
Cintas Corp.	4,472	751,251
Copart, Inc.*	9,030	431,453
Deluxe Corp.	2,310	88,797
Interface, Inc.	2,838	40,442
KAR Auction Services, Inc.	6,300	300,636
Knoll, Inc.	3,960	65,261
Rollins, Inc.	7,050	254,505
UniFirst Corp.	1,000	143,070
US Ecology, Inc.	858	54,037
Waste Connections, Inc.	15,137	1,123,922
Waste Management, Inc.	16,800	1,495,032

		5,031,547

Construction & Engineering (0.2%)
Dycom Industries, Inc.*	1,700	91,868
EMCOR Group, Inc.	2,200	131,318
Fluor Corp.	39,712	1,278,726
MasTec, Inc. (x)*	3,800	154,128
Quanta Services, Inc.	5,000	150,500

		1,806,540

Electrical Equipment (0.5%)
AMETEK, Inc.	41,690	2,822,413
Emerson Electric Co.	19,494	1,164,767
EnerSys	2,200	170,742
Generac Holdings, Inc.*	2,700	134,190
Hubbell, Inc.	1,600	158,944
nVent Electric plc	12,916	290,093
Rockwell Automation, Inc.	5,634	847,804
Sensata Technologies Holding plc*	3,900	174,876

		5,763,829

Industrial Conglomerates (0.7%)
3M Co.	21,090	4,018,489
Honeywell International, Inc.	25,610	3,383,593
Roper Technologies, Inc.	833	222,011

		7,624,093

Machinery (1.7%)
Allison Transmission Holdings, Inc.	5,900	259,069
Barnes Group, Inc.	2,900	155,498
Caterpillar, Inc.	23,300	2,960,731
Cummins, Inc.	2,300	307,372
Deere & Co.	14,037	2,093,899
Donaldson Co., Inc.	5,111	221,766
Fortive Corp.	21,164	1,431,956
Gardner Denver Holdings, Inc.*	5,500	112,475
Graco, Inc.	9,126	381,923
Hillenbrand, Inc.	3,949	149,786
IDEX Corp.	3,696	466,657
Illinois Tool Works, Inc.	33,829	4,285,796
Ingersoll-Rand plc	31,690	2,891,079
Kennametal, Inc.	5,000	166,400
Lincoln Electric Holdings, Inc.	2,600	205,010
Navistar International Corp.*	4,800	124,560
Nordson Corp.	3,247	387,529
Omega Flex, Inc.	98	5,299
Parker-Hannifin Corp.	1,000	149,140
Pentair plc	12,916	487,967
Proto Labs, Inc.*	1,400	157,906
Rexnord Corp.*	6,200	142,290
Toro Co. (The)	5,544	309,799

See Notes to Financial Statements.

1486

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
WABCO Holdings, Inc.*	3,036	$325,884
Wabtec Corp.	1,888	132,632
Welbilt, Inc.*	8,200	91,102
Woodward, Inc.	2,368	175,919
Xylem, Inc.	4,300	286,896

		18,866,340

Professional Services (0.3%)
ASGN, Inc.*	2,300	125,350
CoStar Group, Inc.*	1,642	553,912
Equifax, Inc.	1,416	131,872
Exponent, Inc.	2,352	119,270
Insperity, Inc.	1,900	177,384
Korn/Ferry International	2,900	114,666
Robert Half International, Inc.	5,619	321,407
TransUnion	8,000	454,400
TriNet Group, Inc.*	3,300	138,435
Verisk Analytics, Inc.*	6,368	694,367
WageWorks, Inc.*	2,500	67,900

		2,898,963

Road & Rail (0.9%)
Avis Budget Group, Inc.*	4,374	98,327
CSX Corp.	17,100	1,062,423
Genesee & Wyoming, Inc., Class A*	2,300	170,246
JB Hunt Transport Services, Inc.	3,597	334,665
Kansas City Southern	6,996	667,768
Landstar System, Inc.	1,800	172,206
Old Dominion Freight Line, Inc.	2,900	358,121
Schneider National, Inc., Class B	6,400	119,488
Union Pacific Corp.	53,624	7,412,446

		10,395,690

Trading Companies & Distributors (0.3%)
Air Lease Corp.	4,400	132,924
Applied Industrial Technologies, Inc.	2,600	140,244
Beacon Roofing Supply, Inc.*	3,400	107,848
Fastenal Co.	15,052	787,069
Kaman Corp.	185	10,377
MSC Industrial Direct Co., Inc., Class A	2,000	153,840
NOW, Inc.*	7,418	86,345
SiteOne Landscape Supply, Inc.*	2,000	110,540
United Rentals, Inc.*	4,356	446,621
Univar, Inc.*	5,600	99,344
Watsco, Inc.	1,200	166,968
WW Grainger, Inc.	2,407	679,640

		2,921,760

Total Industrials		102,293,665

Information Technology (32.7%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	2,200	463,540
F5 Networks, Inc.*	3,088	500,348
Lumentum Holdings, Inc.*	2,700	113,427
Motorola Solutions, Inc.	1,400	161,056
Palo Alto Networks, Inc.*	3,900	734,565
Plantronics, Inc.	2,400	79,440
Ubiquiti Networks, Inc.	1,600	159,056

		2,211,432

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	12,894	1,044,672
Badger Meter, Inc.	2,376	116,923
CDW Corp.	6,100	494,405
Cognex Corp.	7,604	294,047
Coherent, Inc.*	1,100	116,281
Dolby Laboratories, Inc., Class A	14,546	899,525
FLIR Systems, Inc.	3,400	148,036
II-VI, Inc.*	4,000	129,840
IPG Photonics Corp.*	1,300	147,277
Littelfuse, Inc.	1,100	188,628
National Instruments Corp.	4,200	190,596
TE Connectivity Ltd.	47,601	3,600,063
Zebra Technologies Corp., Class A*	2,500	398,075

		7,768,368

IT Services (8.4%)
Accenture plc, Class A	28,144	3,968,585
Akamai Technologies, Inc.*	6,800	415,344
Alliance Data Systems Corp.	2,165	324,923
Automatic Data Processing, Inc.	19,387	2,542,024
Black Knight, Inc.*	5,800	261,348
Booz Allen Hamilton Holding Corp.	5,200	234,364
Broadridge Financial Solutions, Inc.	5,559	535,054
Cardtronics plc, Class A*	660	17,160
Cass Information Systems, Inc.	525	27,783
Cognizant Technology Solutions Corp., Class A	22,734	1,443,154
EPAM Systems, Inc.*	2,300	266,823
ExlService Holdings, Inc.*	792	41,675
Fidelity National Information Services, Inc.	6,536	670,267
First Data Corp., Class A*	21,000	355,110
Fiserv, Inc.*	19,200	1,411,008
FleetCor Technologies, Inc.*	4,106	762,566
Gartner, Inc.*	3,711	474,414
Genpact Ltd.	6,534	176,353
Global Payments, Inc.	22,065	2,275,564
GoDaddy, Inc., Class A*	6,500	426,530
Hackett Group, Inc. (The)	2,178	34,870
International Business Machines Corp.	49,269	5,600,407
Jack Henry & Associates, Inc.	3,828	484,319
Mastercard, Inc., Class A	56,340	10,628,541
MAXIMUS, Inc.	3,000	195,270
MongoDB, Inc. (x)*	33,600	2,813,664
NIC, Inc.	992	12,380
Okta, Inc.*	46,400	2,960,320
Paychex, Inc.	13,973	910,341
PayPal Holdings, Inc.*	174,875	14,705,239
Sabre Corp.	9,500	205,580
Science Applications International Corp.	1,800	114,660
Square, Inc., Class A*	74,000	4,150,660
Switch, Inc., Class A (x)	15,433	108,031
Total System Services, Inc.	8,002	650,483
Travelport Worldwide Ltd.	9,700	151,514

See Notes to Financial Statements.

1487

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Twilio, Inc., Class A (x)*	82,100	$7,331,530
VeriSign, Inc.*	4,732	701,708
Visa, Inc., Class A	163,478	21,569,287
Western Union Co. (The)	8,887	151,612
WEX, Inc.*	1,800	252,108
Worldpay, Inc.*	2,180	166,617

		90,529,190

Semiconductors & Semiconductor Equipment (4.3%)
Advanced Energy Industries, Inc.*	2,400	103,032
Advanced Micro Devices, Inc.*	39,700	732,862
Analog Devices, Inc.	2,591	222,386
Applied Materials, Inc.	123,340	4,038,152
ASML Holding NV (Registered) (NYRS)	3,659	569,414
Broadcom, Inc.	45,821	11,651,364
Brooks Automation, Inc.	5,400	141,372
Cirrus Logic, Inc.*	3,800	126,084
Cree, Inc.*	74,740	3,197,003
Cypress Semiconductor Corp.	11,200	142,464
Entegris, Inc.	7,000	195,265
Integrated Device Technology, Inc.*	7,100	343,853
Intel Corp.	43,617	2,046,946
KLA-Tencor Corp.	7,500	671,175
Lam Research Corp.	7,100	966,807
Marvell Technology Group Ltd.	5,221	84,528
Maxim Integrated Products, Inc.	27,338	1,390,137
Microchip Technology, Inc. (x)	10,248	737,036
Micron Technology, Inc.*	100,150	3,177,759
MKS Instruments, Inc.	2,400	155,064
Monolithic Power Systems, Inc.	1,700	197,625
NVE Corp.	164	14,357
NVIDIA Corp.	25,500	3,404,250
NXP Semiconductors NV	1,700	124,576
ON Semiconductor Corp.*	17,300	285,623
Power Integrations, Inc.	1,848	112,691
Semtech Corp.*	3,234	148,344
Silicon Laboratories, Inc.*	2,000	157,620
Skyworks Solutions, Inc.	5,595	374,977
Texas Instruments, Inc.	42,881	4,052,254
Universal Display Corp. (x)	1,518	142,039
Versum Materials, Inc.	4,100	113,652
Xilinx, Inc.	77,777	6,624,267

		46,444,978

Software (14.4%)
2U, Inc. (x)*	2,000	99,440
8x8, Inc.*	6,300	113,652
ACI Worldwide, Inc.*	7,000	193,690
Adobe, Inc.*	34,755	7,862,971
Alteryx, Inc., Class A (x)*	29,100	1,730,577
American Software, Inc., Class A	192	2,006
ANSYS, Inc.*	3,800	543,172
Aspen Technology, Inc.*	3,800	312,284
Atlassian Corp. plc, Class A*	80,500	7,162,890
Autodesk, Inc.*	49,458	6,360,793
Blackbaud, Inc.	1,300	81,770
Blackline, Inc.*	4,200	171,990
Box, Inc., Class A*	6,500	109,720
Cadence Design Systems, Inc.*	12,605	548,065
CDK Global, Inc.	5,395	258,313
Ceridian HCM Holding, Inc. (x)*	5,100	175,899
Citrix Systems, Inc.	37,052	3,796,348
CommVault Systems, Inc.*	2,600	153,634
Coupa Software, Inc.*	76,300	4,796,218
DocuSign, Inc.*	3,000	120,240
Ebix, Inc. (x)	2,400	102,144
Elastic NV*	285	20,372
Ellie Mae, Inc. (x)*	1,500	94,245
Envestnet, Inc.*	3,300	162,327
Fair Isaac Corp.*	1,400	261,800
FireEye, Inc.*	11,100	179,931
Fortinet, Inc.*	5,610	395,112
Guidewire Software, Inc.*	3,500	280,805
HubSpot, Inc.*	38,200	4,802,886
Intuit, Inc.	23,220	4,570,857
j2 Global, Inc.	2,200	152,636
LivePerson, Inc.*	630	11,882
LogMeIn, Inc.	7,875	642,364
Manhattan Associates, Inc.*	3,500	148,295
Microsoft Corp.#	449,764	45,682,529
New Relic, Inc.*	1,900	153,843
Nuance Communications, Inc.*	63,492	839,999
Nutanix, Inc., Class A*	4,600	191,314
OneSpan, Inc.*	1,452	18,803
Oracle Corp.	13,284	599,773
Paycom Software, Inc.*	2,200	269,390
Pegasystems, Inc.	2,508	119,958
Pluralsight, Inc., Class A (x)*	854	20,112
Proofpoint, Inc.*	1,800	150,858
PTC, Inc.*	5,000	414,500
Q2 Holdings, Inc.*	3,200	158,560
Qualys, Inc.*	2,000	149,480
RealPage, Inc.*	3,200	154,208
Red Hat, Inc.*	25,346	4,451,771
RingCentral, Inc., Class A*	2,700	222,588
salesforce.com, Inc.*	74,607	10,218,921
ServiceNow, Inc.*	72,690	12,942,455
SolarWinds Corp.*	883	12,212
Splunk, Inc.*	44,234	4,637,935
SS&C Technologies Holdings, Inc.	7,128	321,544
Synopsys, Inc.*	2,200	185,328
Tableau Software, Inc., Class A*	3,000	360,000
Teradata Corp.*	4,300	164,948
Trade Desk, Inc. (The), Class A*	30,100	3,493,406
Tyler Technologies, Inc.*	2,046	380,188
Ultimate Software Group, Inc. (The)*	1,254	307,067
VMware, Inc., Class A	19,474	2,670,470
Workday, Inc., Class A*	64,590	10,313,731
Zendesk, Inc.*	123,000	7,179,510
Zix Corp.*	6,336	36,305
Zscaler, Inc. (x)*	71,700	2,811,357

		156,052,391

See Notes to Financial Statements.

1488

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (4.7%)
3D Systems Corp. (x)*	4,422	$44,972
Apple, Inc.	263,867	41,622,380
Dell Technologies, Inc., Class C (x)*	3,794	185,406
NCR Corp.*	5,700	131,556
NetApp, Inc.	11,700	698,139
Pure Storage, Inc., Class A*	7,800	125,424
Seagate Technology plc	173,616	6,699,841
Western Digital Corp.	48,711	1,800,846

		51,308,564

Total Information Technology		354,314,923

Materials (1.2%)
Chemicals (0.7%)
Axalta Coating Systems Ltd.*	7,500	175,650
Celanese Corp.	3,693	332,259
Chemours Co. (The)	6,598	186,196
Ecolab, Inc.	5,040	742,644
FMC Corp.	2,421	179,057
Ingevity Corp.*	2,200	184,118
International Flavors & Fragrances, Inc.	1,524	204,627
Linde plc	14,900	2,324,996
LyondellBasell Industries NV, Class A	7,051	586,361
NewMarket Corp.	462	190,386
PolyOne Corp.	4,686	134,020
PPG Industries, Inc.	1,784	182,378
RPM International, Inc.	2,678	157,413
Scotts Miracle-Gro Co. (The)	2,400	147,504
Sherwin-Williams Co. (The)	3,706	1,458,163
Westlake Chemical Corp.	2,600	172,042
WR Grace & Co.	3,000	194,730

		7,552,544

Construction Materials (0.1%)
Eagle Materials, Inc.	2,161	131,886
Martin Marietta Materials, Inc.	2,606	447,893
Vulcan Materials Co.	5,700	563,160

		1,142,939

Containers & Packaging (0.1%)
Avery Dennison Corp.	3,900	350,337
Berry Global Group, Inc.*	100	4,753
Crown Holdings, Inc.*	6,200	257,734
Graphic Packaging Holding Co.	15,179	161,504
International Paper Co.	3,500	141,260
Packaging Corp. of America	4,356	363,552

		1,279,140

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	155,753	1,605,813
Nucor Corp.	20,086	1,040,656
Royal Gold, Inc.	2,200	188,430
Steel Dynamics, Inc.	6,000	180,240

		3,015,139

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	7,000	155,540

Total Materials		13,145,302

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Alexandria Real Estate Equities, Inc. (REIT)	1,500	172,860
American Tower Corp. (REIT)	19,167	3,032,028
Crown Castle International Corp. (REIT)	13,632	1,480,844
Equinix, Inc. (REIT)	3,407	1,201,172
Equity LifeStyle Properties, Inc. (REIT)	3,808	369,871
Extra Space Storage, Inc. (REIT)	5,700	515,736
First Industrial Realty Trust, Inc. (REIT)	5,600	161,616
Gaming and Leisure Properties, Inc. (REIT)	8,557	276,477
Hudson Pacific Properties, Inc. (REIT)	5,300	154,018
Lamar Advertising Co. (REIT), Class A	3,498	241,991
Life Storage, Inc. (REIT)	1,900	176,681
Omega Healthcare Investors, Inc. (REIT)	6,000	210,900
Public Storage (REIT)	6,819	1,380,234
SBA Communications Corp. (REIT)*	5,266	852,513
Simon Property Group, Inc. (REIT)	12,362	2,076,692
Taubman Centers, Inc. (REIT)	2,886	131,284

		12,434,917

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	5,669	226,987
Howard Hughes Corp. (The)*	1,400	136,668

		363,655

Total Real Estate		12,798,572

Utilities (0.2%)
Gas Utilities (0.0%)
New Jersey Resources Corp.	4,300	196,381

Multi-Utilities (0.1%)
Sempra Energy	8,451	914,314

Water Utilities (0.1%)
American Water Works Co., Inc.	7,434	674,784

Total Utilities		1,785,479

Total Common Stocks (98.3%) (Cost $624,921,100)		1,065,186,948

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Health Care Equipment & Supplies (0.0%)
Wright Medical Group NV, CVR* (Cost $—)	22,047	276

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	1,568,054	$1,568,211

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.1%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $3,001,552, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $3,162,858. (xx)	$3,000,000	3,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,116,114, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,138,255. (xx)	1,115,936	1,115,936
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $500,081, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $510,131. (xx)	500,000	500,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $4,000,569, collateralized by various Common Stocks; total market value $4,452,849. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $2,232,417, collateralized by various Common Stocks; total market value $2,484,801. (xx)	2,232,100	2,232,100
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,000,164, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		11,848,036

Total Short-Term Investments (1.3%) (Cost $13,416,553)		13,416,247

Total Investments in Securities (99.6%) (Cost $638,337,653)		1,078,603,471
Other Assets Less Liabilities (0.4%)		4,870,649

Net Assets (100%)		$1,083,474,120

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,640,820.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $17,587,082. This was collateralized by $5,986,528 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $11,848,036 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	14	3/2019	USD	1,773,310	(60,567)
S&P 500 E-Mini Index	20	3/2019	USD	2,505,200	(50,992)
S&P Midcap 400 E-Mini Index	6	3/2019	USD	997,320	(35,123)

					(146,682)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$133,897,335	$—	$—	$133,897,335
Consumer Discretionary	152,652,970	—	—	152,652,970
Consumer Staples	35,496,459	—	—	35,496,459
Energy	18,113,552	—	—	18,113,552
Financials	39,133,100	—	—	39,133,100
Health Care	201,555,591	—	—	201,555,591
Industrials	102,293,665	—	—	102,293,665
Information Technology	354,314,923	—	—	354,314,923
Materials	13,145,302	—	—	13,145,302
Real Estate	12,798,572	—	—	12,798,572
Utilities	1,785,479	—	—	1,785,479
Rights
Health Care	276	—	—	276
Short-Term Investments
Investment Company	1,568,211	—	—	1,568,211
Repurchase Agreements	—	11,848,036	—	11,848,036

Total Assets	$1,066,755,435	$11,848,036	$—	$1,078,603,471

Liabilities:
Futures	$(146,682)	$—	$—	$(146,682)

Total Liabilities	$(146,682)	$—	$—	$(146,682)

Total	$1,066,608,753	$11,848,036	$—	$1,078,456,789

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(146,682	)*

Total		$(146,682)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$30,712	$30,712

Total	$30,712	$30,712

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(197,523)	$(197,523)

Total	$(197,523)	$(197,523)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $5,173,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$546,723,868
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$646,728,053

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$470,945,010
Aggregate gross unrealized depreciation	(34,552,616)

Net unrealized appreciation	$436,392,394

Federal income tax cost of investments in securities and derivative instruments, if applicable	$642,064,395

For the year ended December 31, 2018, the Portfolio incurred approximately $2,655 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $626,489,617)	$1,066,755,435
Repurchase Agreements (Cost $11,848,036)	11,848,036
Cash	16,942,092
Dividends, interest and other receivables	703,079
Receivable for securities sold	229,104
Receivable for Portfolio shares sold	100,099
Due from broker for futures variation margin	40,187
Securities lending income receivable	6,633
Due from Custodian	2,760
Other assets	5,135

Total assets	1,096,632,560

LIABILITIES
Payable for return of collateral on securities loaned	11,848,036
Investment management fees payable	544,801
Payable for Portfolio shares redeemed	250,224
Distribution fees payable – Class IA	216,060
Administrative fees payable	115,855
Distribution fees payable – Class IB	18,650
Trustees’ fees payable	16,954
Payable for securities purchased	2,124
Accrued expenses	145,736

Total liabilities	13,158,440

NET ASSETS	$1,083,474,120

Net assets were comprised of:
Paid in capital	$663,673,303
Total distributable earnings (loss)	419,800,817

Net assets	$1,083,474,120

Class IA
Net asset value, offering and redemption price per share, $991,787,840 / 18,071,504 shares outstanding (unlimited amount authorized: $0.01 par value)	$54.88

Class IB
Net asset value, offering and redemption price per share, $85,485,776 / 1,589,876 shares outstanding (unlimited amount authorized: $0.01 par value)	$53.77

Class K
Net asset value, offering and redemption price per share, $6,200,504 / 113,328 shares outstanding (unlimited amount authorized: $0.01 par value)	$54.71

(x)	Includes value of securities on loan of $17,587,082.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $17,036 foreign withholding tax)	$13,631,738
Interest	204,071
Securities lending (net)	183,079

Total income	14,018,888

EXPENSES
Investment management fees	7,102,074
Distribution fees – Class IA	2,836,683
Administrative fees	1,496,924
Distribution fees – Class IB	237,193
Custodian fees	173,000
Printing and mailing expenses	107,764
Professional fees	72,446
Trustees’ fees	31,627
Miscellaneous	28,744

Total expenses	12,086,455

NET INVESTMENT INCOME (LOSS)	1,932,433

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	124,349,958
Futures contracts	30,712

Net realized gain (loss)	124,380,670

Change in unrealized appreciation (depreciation) on:
Investments in securities	(119,788,084)
Futures contracts	(197,523)

Net change in unrealized appreciation (depreciation)	(119,985,607)

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,395,063

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,327,496

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,932,433	$1,754,019
Net realized gain (loss)	124,380,670	87,538,011
Net change in unrealized appreciation (depreciation)	(119,985,607)	199,476,450

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,327,496	288,768,480

Distributions to shareholders: (a)
Class IA	(110,680,531)	(1,563,990)
Class IB	(9,726,200)	(130,148)
Class K	(708,274)	(23,698)

Total distributions to shareholders	(121,115,005)	(1,717,836)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 257,835 and 200,473 shares, respectively ]	17,093,521	11,026,413
Capital shares issued in reinvestment of dividends [ 1,906,391 and 25,643 shares, respectively ]	110,680,531	1,563,990
Capital shares repurchased [ (1,755,295) and (1,939,446) shares, respectively ]	(117,030,456)	(106,079,849)

Total Class IA transactions	10,743,596	(93,489,446)

Class IB
Capital shares sold [ 328,643 and 133,530 shares, respectively ]	21,886,718	7,283,824
Capital shares issued in reinvestment of dividends [ 170,994 and 2,173 shares, respectively ]	9,726,200	130,148
Capital shares repurchased [ (379,123) and (276,713) shares, respectively ]	(25,039,038)	(14,821,731)

Total Class IB transactions	6,573,880	(7,407,759)

Class K
Capital shares sold [ 19,165 and 28,799 shares, respectively ]	1,256,283	1,551,334
Capital shares issued in reinvestment of dividends [ 12,239 and 390 shares, respectively ]	708,274	23,698
Capital shares repurchased [ (25,095) and (21,591) shares, respectively ]	(1,712,518)	(1,210,365)

Total Class K transactions	252,039	364,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	17,569,515	(100,532,538)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,217,994)	186,518,106
NET ASSETS:
Beginning of year	1,180,692,114	994,174,008

End of year (b)	$1,083,474,120	$1,180,692,114

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,563,990, $130,148 and $23,698 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $498,009 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016	2015		2014
Net asset value, beginning of year	$61.46	$47.22		$45.89	$44.20		$39.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09		0.23	0.07		0.05
Net realized and unrealized gain (loss)	0.14	14.24		1.35	1.70		4.21

Total from investment operations	0.24	14.33		1.58	1.77		4.26

Less distributions:
Dividends from net investment income	(0.09)	(0.09)		(0.25)	(0.08)		(0.04)
Distributions from net realized gains	(6.73)	—		—	—		—

Total dividends and distributions	(6.82)	(0.09)		(0.25)	(0.08)		(0.04)

Net asset value, end of year	$54.88	$61.46		$47.22	$45.89		$44.20

Total return	(0.22)%	30.34	%(dd)	3.44%	4.00	%(aa)	10.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$991,788	$1,085,470		$914,837	$977,594		$1,029,733
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.99%		1.00%	0.98%		1.03%
Before waivers (f)	0.98%	0.99%		1.00%	0.98%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.15%	0.16%		0.52%	0.16%		0.12%
Before waivers (f)	0.15%	0.16%		0.52%	0.16%		0.12%
Portfolio turnover rate^	45%	47%		63%	65%		54%

	Year Ended December 31,
Class IB	2018	2017		2016	2015		2014
Net asset value, beginning of year	$60.34	$46.36		$45.06	$43.40		$39.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08		0.23	0.07		0.05
Net realized and unrealized gain (loss)	0.15	13.99		1.32	1.66		4.14

Total from investment operations	0.25	14.07		1.55	1.73		4.19

Less distributions:
Dividends from net investment income	(0.09)	(0.09)		(0.25)	(0.07)		(0.04)
Distributions from net realized gains	(6.73)	—		—	—		—

Total dividends and distributions	(6.82)	(0.09)		(0.25)	(0.07)		(0.04)

Net asset value, end of year	$53.77	$60.34		$46.36	$45.06		$43.40

Total return	(0.20)%	30.35	%(ee)	3.43%	4.00	%(bb)	10.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$85,486	$88,662		$74,656	$81,898		$84,253
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.99%		1.00%	0.98%		1.03%
Before waivers (f)	0.98%	0.99%		1.00%	0.98%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.16%	0.16%		0.51%	0.16%		0.12%
Before waivers (f)	0.16%	0.16%		0.51%	0.16%		0.12%
Portfolio turnover rate^	45%	47%		63%	65%		54%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016	2015		2014
Net asset value, beginning of year	$61.29	$47.08		$45.76	$44.20		$39.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.22		0.35	0.19		0.15
Net realized and unrealized gain (loss)	0.14	14.21		1.34	1.56		4.22

Total from investment operations	0.41	14.43		1.69	1.75		4.37

Less distributions:
Dividends from net investment income	(0.26)	(0.22)		(0.37)	(0.19)		(0.15)
Distributions from net realized gains	(6.73)	—		—	—		—

Total dividends and distributions	(6.99)	(0.22)		(0.37)	(0.19)		(0.15)

Net asset value, end of year	$54.71	$61.29		$47.08	$45.76		$44.20

Total return	0.05%	30.66	%(ff)	3.69%	3.97	%(cc)	10.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,201	$6,560		$4,681	$5,162		$6,902
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.74%		0.75%	0.73%		0.78%
Before waivers (f)	0.73%	0.74%		0.75%	0.73%		0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.41%	0.41%		0.77%	0.41%		0.36%
Before waivers (f)	0.41%	0.41%		0.77%	0.41%		0.36%
Portfolio turnover rate^	45%	47%		63%	65%		54%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.82%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.81%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.79%.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 29.90%.
(ee)	Includes a litigation payment. Without this payment, the total return would have been 29.89%.
(ff)	Includes a litigation payment. Without this payment, the total return would have been 30.23%.

See Notes to Financial Statements.

1496

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.

➢	DoubleLine Capital LP

➢	Pacific Investment Management Company LLC (“PIMCO”)

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(0.37)%	1.79%	3.28%
Portfolio – Class IB Shares	(0.37)	1.79	3.20
Portfolio – Class K Shares*	(0.12)	2.04	2.03
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.37)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The main driver of positive performance in 2018 were duration positioning, notably in the fourth quarter.

•	Positions in non-Agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) added to Portfolio performance.

•	Underweight positioning in investment-grade corporate credit also aided performance.

What hurt performance during the year:

•	Non-U.S. duration strategies, including country selection in the eurozone and short duration exposure in select markets, detracted from performance.

•	Positions in Agency MBS were detrimental to performance.

•	Positions in high-yield corporate credit also detracted.

How derivatives contributed/detracted from performance during the year:

•	U.S. duration strategies, which were partially facilitated through the use of futures and options, added to performance.

•	Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use of futures, detracted from performance.

•	Currency exposure, partially facilitated through the use of currency forwards, detracted from performance overall.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Characteristics As of December 31, 2018
Weighted Average Life (Years)	5.30
Weighted Average Coupon (%)	3.26
Weighted Average Effective Duration (Years)*	4.24
Weighted Average Rating**	A	+

*  Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1497

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2018	% of Net Assets
Mortgage-Backed Securities	26.2%
U.S. Treasury Obligations	24.4
Financials	14.5
Collateralized Mortgage Obligations	13.6
Asset-Backed Securities	9.4
Commercial Mortgage-Backed Securities	4.4
Health Care	2.7
Communication Services	2.6
Industrials	2.5
Energy	2.3
Information Technology	2.3
Municipal Bonds	2.2
Consumer Staples	1.8
Utilities	1.8
Real Estate	1.7
Foreign Government Securities	1.5
Consumer Discretionary	1.1
U.S. Government Agency Securities	0.9
Foreign Government Security	0.8
Supranational	0.7
Repurchase Agreements	0.6
Materials	0.6
Options Purchased	0.0 #
Investment Company	0.0 #
Cash and Other	(18.6)

100.0%

#	Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$1,012.00	$4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.25	5.01
Class IB
Actual	1,000.00	1,010.90	4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.24	5.01
Class K
Actual	1,000.00	1,012.20	3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.74

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1498

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (9.4%)
Air Canada Pass-Through Trust,
Series 2013-1 A 4.125%, 5/15/25§		$296,996	$293,699
American Airlines Pass-Through Trust,
Series 2015-1 A 3.375%, 5/1/27		149,055	140,812
Series 2015-1 B 3.700%, 5/1/23		3,404	3,297
Series 2015-2 AA 3.600%, 9/22/27		88,161	84,599
Series 2015-2 B 4.400%, 9/22/23		129,218	126,233
Series 2016-1 B 5.250%, 1/15/24		1,588	1,599
Series 2016-2 B 4.375%, 6/15/24§		49,200	48,432
Series 2017-1 B 4.950%, 2/15/25		8,775	8,724
Series 2017-2 B 3.700%, 10/15/25		4,747	4,506
Apidos CLO XVI,
Series 2013-16A A1R 3.430%, 1/19/25 (l)§		93,445	93,174
Series 2013-16A BR 4.400%, 1/19/25 (l)§		250,000	246,585
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2016-FL1A A 4.155%, 9/15/26 (l)§		100,000	99,274
Series 2018-FL1 A 3.605%, 6/15/28 (l)§		223,000	219,401
ASSURANT CLO III Ltd.,
Series 2018-2A A 3.389%, 10/20/31 (l)§		500,000	493,128
Atlas Senior Loan Fund IV Ltd.,
Series 2013-2A A1RR 3.294%, 2/17/26 (l)§		272,474	270,555
Atlas Senior Loan Fund X Ltd.,
Series 2018-10A A 3.526%, 1/15/31 (l)§		500,000	493,810
B&M CLO Ltd.,
Series 2014-1A A1R 3.166%, 4/16/26 (l)§		261,408	258,898
B2R Mortgage Trust,
Series 2015-1 A1 2.524%, 5/15/48§		28,740	28,424
Series 2015-2 A 3.336%, 11/15/48§		51,787	51,476
Series 2016-1 A 2.567%, 6/15/49§		452,822	445,818
BlueMountain CLO Ltd.,
Series 2013-1A A1R 3.869%, 1/20/29 (l)§		250,000	249,995
Cent CLO 19 Ltd.,
Series 2013-19A A1A 3.839%, 10/29/25 (l)§		197,058	197,006
Chapel BV,
Series 2007 A2 0.042%, 7/17/66 (l)(m)	EUR	173,090	197,489
CIFC Funding Ltd.,
Series 2015-2A AR 3.216%, 4/15/27 (l)§		$600,000	592,804
Series 2015-5A A1R 3.347%, 10/25/27 (l)§		600,000	589,929
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3 M1 2.796%, 10/25/36 (l)		3,925,312	3,896,993
Continental Airlines Pass-Through Trust,
Series 2010-1 B 6.000%, 1/12/19		121,584	121,608
Cork Street CLO Designated Activity Co.,
Series 1A A1BE 0.760%, 11/27/28 (l)§	EUR	500,000	571,368
Crown Castle Towers LLC, 3.222%, 5/15/22§		$400,000	395,852
CSMC Trust,
Series 2018-RPL8 A1 4.070%, 7/25/58§		1,461,762	1,459,661
CVP Cascade CLO-1 Ltd.,
Series 2013-CLO1 A1R 3.586%, 1/16/26 (l)§		286,690	285,526
Dorchester Park CLO DAC,
Series 2015-1A AR 3.369%, 4/20/28 (l)§		500,000	492,964
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1 A 5.250%, 5/30/23§		839,903	831,756
Driver Australia Five Trust,
Series 5 A 2.954%, 7/21/26 (l)	AUD	605,289	425,563
Earnest Student Loan Program LLC,
Series 2016-C A2 2.680%, 7/25/35§		$515,354	512,481
Elevation CLO Ltd.,
Series 2018-9A A1 3.336%, 7/15/31 (l)§		500,000	488,644
Elm Park CLO DAC,
Series 1A A1R 0.620%, 4/16/29 (l)§	EUR	500,000	567,837
Emerald Bay SA,
(Zero Coupon), 10/8/20§		582,000	625,150
Emerson Park CLO Ltd.,
Series 2013-1A A1AR 3.416%, 7/15/25 (l)§		$60,734	60,689
Evans Grove CLO Ltd.,
Series 2018-1A A1 3.627%, 5/28/28 (l)§		500,000	491,565
Figueroa CLO Ltd.,
Series 2013-2A A1RR 3.642%, 6/20/27 (l)§		500,000	494,429
Flagship Credit Auto Trust,
Series 2016-3 B 2.430%, 6/15/21§		1,000,000	996,341
Series 2017-1 A 1.930%, 12/15/21§		86,367	86,179
Flagship VII Ltd.,
Series 2013-7A A1R 3.589%, 1/20/26 (l)§		180,863	180,536

See Notes to Financial Statements.

1499

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Ford Credit Auto Owner Trust,
Series 2014-2 A 2.310%, 4/15/26§	$500,000	$496,549
GMF Floorplan Owner Revolving Trust,
Series 2018-2 A2 2.835%, 3/15/23 (l)§	600,000	601,035
GSAA Home Equity Trust,
Series 2006-5 2A1 2.576%, 3/25/36 (l)	15,054	8,284
Series 2007-10 A2A 6.500%, 11/25/37	2,594,692	1,807,556
Series 2007-8 A2 2.856%, 8/25/37 (l)	489,823	470,324
Hardee’s Funding LLC,
Series 2018-1A A2I 4.250%, 6/20/48§	498,750	510,404
ICG US CLO Ltd.,
Series 2015-2A AR 3.286%, 1/16/28 (l)§	600,000	589,894
Invitation Homes Trust,
Series 2017-SFR2 E 4.682%, 12/17/36 (l)§	500,000	502,631
Series 2018-SFR3 A 3.455%, 7/17/37 (l)§	119,546	119,004
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR 3.126%, 7/15/26 (l)§	310,860	308,159
Jamestown CLO VI-R Ltd.,
Series 2018-6RA A1 3.640%, 4/25/30 (l)§	500,000	491,153
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 3.299%, 1/17/28 (l)§	600,000	590,128
Labrador Aviation Finance Ltd.,
Series 2016-1A A1 4.300%, 1/15/42§	2,640,625	2,691,357
Latam Airlines Pass-Through Trust,
Series 2015-1 B 4.500%, 11/15/23	357,118	342,154
Lendmark Funding Trust,
Series 2017-2A A 2.800%, 5/20/26§	1,000,000	982,799
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 3.585%, 5/15/28 (l)§	500,000	493,580
Series 2018-CRE1 AS 3.955%, 5/15/28 (l)§	297,000	292,575
Loomis Sayles CLO II Ltd.,
Series 2015-2A A1R 3.336%, 4/15/28 (l)§	600,000	589,755
LP Credit Card ABS Master Trust,
Series 2018-1 A 3.830%, 8/20/24 (l)§	567,220	567,804
Marathon CLO V Ltd.,
Series 2013-5A A1R 3.515%, 11/21/27 (l)§	500,000	492,316
Marathon CLO VII Ltd.,
Series 2014-7A A1R 3.829%, 10/28/25 (l)§	500,000	498,360
Marlette Funding Trust,
Series 2018-1A A 2.610%, 3/15/28§	230,623	230,023
Midocean Credit CLO IX,
Series 2018-9A A1 3.397%, 7/20/31 (l)§	500,000	489,422
Monarch Grove CLO Ltd.,
Series 2018-1A A1 3.370%, 1/25/28 (l)§	400,000	393,450
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 3.645%, 4/18/25 (l)§	307,557	306,787
MP CLO III Ltd.,
Series 2013-1A AR 3.719%, 10/20/30 (l)§	1,000,000	992,723
MP CLO IV Ltd.,
Series 2013-2A ARR 3.770%, 7/25/29 (l)§	500,000	495,373
Navient Private Education Loan Trust,
Series 2014-CTA B 4.205%, 10/17/44 (l)§	100,000	100,869
Navient Student Loan Trust,
Series 2018-2A A1 2.746%, 3/25/67 (l)§	257,128	257,162
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2007-1 2A1A 2.666%, 2/25/37 (l)	2,522,740	2,215,995
Northwoods Capital XI-B Ltd.,
Series 2018-11BA A1 3.550%, 4/19/31 (l)§	500,000	488,651
Octagon Investment Partners XXIII Ltd.,
Series 2015-1A A1R 3.286%, 7/15/27 (l)§	400,000	393,083
OFSI Fund IX Ltd.,
Series 2018-1A A 3.492%, 7/15/31 (l)§	500,000	489,428
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§	500,000	500,363
OneMain Financial Issuance Trust,
Series 2015-1A A 3.190%, 3/18/26§	30,130	30,108
Series 2015-1A B 3.850%, 3/18/26§	500,000	501,487
Series 2016-2A A 4.100%, 3/20/28§	25,766	25,835
Series 2017-1A A1 2.370%, 9/14/32§	1,000,000	985,991
Pretium Mortgage Credit Partners I LLC,
Series 2017-NPL3 A1 3.250%, 6/29/32 (e)§	1,613,321	1,611,869
Progress Residential Trust,
Series 2015-SFR2 A 2.740%, 6/12/32§	98,295	97,015
Prosper Marketplace Issuance Trust,
Series 2018-1A A 3.110%, 6/17/24§	110,736	110,572
PRPM LLC,
Series 2017-2A A1 3.470%, 9/25/22 (e)§	1,745,083	1,736,476
Prudential plc,
Series 2018-1A A 3.643%, 7/15/31 (l)§	500,000	489,477

See Notes to Financial Statements.

1500

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
RAMP Trust,
Series 2005-RS9 AI4 2.826%, 11/25/35 (l)	$1,376,278	$1,257,543
RASC Trust,
Series 2007-EMX1 A13 2.706%, 1/25/37 (l)	2,880,505	2,593,141
Series 2007-KS3 AI3 2.756%, 4/25/37 (l)	2,240,041	2,182,040
Rockford Tower CLO Ltd.,
Series 2018-1A A 3.745%, 5/20/31 (l)§	500,000	493,457
Scholar Funding Trust,
Series 2013-A A 3.156%, 1/30/45 (l)§	141,370	140,783
SLM Private Credit Student Loan Trust,
Series 2005-A A3 2.988%, 6/15/23 (l)	44,864	44,756
Series 2006-B A5 3.058%, 12/15/39 (l)	90,555	88,581
SLM Private Education Loan Trust,
Series 2011-C A2A 5.705%, 10/17/44 (l)§	55,642	56,866
Series 2013-B A2A 1.850%, 6/17/30§	179,210	178,120
Series 2013-C A2B 3.855%, 10/15/31 (l)§	50,823	50,996
SLM Student Loan Trust,
Series 2005-7 A4 2.637%, 10/25/29 (l)	432,287	430,141
Series 2005-9 A6 3.037%, 10/26/26 (l)	52,610	52,621
Series 2007-2 A3 2.530%, 1/25/19 (l)	34,802	34,782
Series 2007-3 A3 2.530%, 4/25/19 (l)	102,197	101,620
SMB Private Education Loan Trust,
Series 2015-B B 3.500%, 12/17/40§	100,000	99,238
SoFi Consumer Loan Program LLC,
Series 2017-6 A1 2.200%, 11/25/26§	151,342	150,586
SoFi Professional Loan Program LLC,
Series 2016-D A1 3.456%, 1/25/39 (l)§	201,311	201,475
Series 2017-F BFX 3.620%, 1/25/41§	1,000,000	980,876
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§	457,112	455,165
Sound Point CLO Ltd.,
Series 2018-3A A1A 3.594%, 10/26/31 (l)§	500,000	491,061
Sounds Point CLO IV-R Ltd.,
Series 2013-3RA A 3.595%, 4/18/31 (l)§	500,000	493,439
Staniford Street CLO Ltd.,
Series 2014-1A AR 3.968%, 6/15/25 (l)§	249,733	248,792
Steele Creek CLO Ltd.,
Series 2014-1RA A 3.539%, 4/21/31 (l)§	500,000	495,998
Structured Asset Receivables Trust,
Series 2003-2A CTFS 0.705%, 1/21/11 (b)(l)(r)§	976	—
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 3.599%, 1/17/26 (l)§	325,441	324,279
Series 2013-1A A2R 3.619%, 1/17/26 (l)§	325,441	324,181
Symphony CLO XVII Ltd.,
Series 2016-17A AR 3.316%, 4/15/28 (l)§	600,000	591,208
TCI-Flatiron CLO Ltd.,
Series 2016-1A B 4.649%, 7/17/28 (l)§	750,000	747,328
Series 2016-1A C 5.499%, 7/17/28 (l)§	250,000	249,985
Telos CLO Ltd.,
Series 2014-5A A1R 3.399%, 4/17/28 (l)§	600,000	591,584
TICP CLO II-2 Ltd.,
Series 2018-IIA A1 3.309%, 4/20/28 (l)§	600,000	588,676
TICP CLO III-2 Ltd.,
Series 2018-3R A 3.309%, 4/20/28 (l)§	400,000	392,627
Turkish Airlines Pass-Through Trust,
Series 2015-1 A 4.200%, 3/15/27§	696,072	601,963
Union Pacific Railroad Co. Pass-Through Trust,
Series 2014-1 3.227%, 5/14/26	75,029	73,302
United Airlines Pass-Through Trust,
Series 2016-2 AA 2.875%, 10/7/28	18,943	17,374
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	13,494	13,823
Series 2004-20C 1 4.340%, 3/1/24	152,922	154,603
Series 2005-20B 1 4.625%, 2/1/25	15,355	15,660
Series 2008-20G 1 5.870%, 7/1/28	193,797	205,929
US Airways Pass-Through Trust,
Series 2013-1 B 5.375%, 11/15/21	8,453	8,596
Venture XII CLO Ltd.,
Series 2012-12A ARR 3.507%, 2/28/26 (l)§	600,000	593,420
Venture XVI CLO Ltd.,
Series 2014-16A ARR 3.286%, 1/15/28 (l)§	600,000	590,813
Venture XVII CLO Ltd.,
Series 2014-17A ARR 3.316%, 4/15/27 (l)§	500,000	492,096
Vibrant CLO Ltd.,
Series 2018-10A A1 3.638%, 10/20/31 (l)§	500,000	490,585
VOLT LXXII LLC,
Series 2018-NPL8 A1A 4.213%, 10/26/48 (e)§	1,743,518	1,733,405

See Notes to Financial Statements.

1501

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Wellfleet CLO Ltd.,
Series 2017-2A A1 3.719%, 10/20/29 (l)§		$500,000	$497,948
WhiteHorse X Ltd.,
Series 2015-10A A1R 3.379%, 4/17/27 (l)§		500,000	494,813
World Omni Auto Receivables Trust,
Series 2018-B A2 2.570%, 7/15/21		453,044	452,036

Total Asset-Backed Securities			66,181,100

Collateralized Mortgage Obligations (13.6%)
Alternative Loan Trust,
Series 2006-OA22 A1 2.666%, 2/25/47 (l)		54,233	51,391
Series 2006-OA6 1A2 2.716%, 7/25/46 (l)		32,647	30,714
Series 2007-OH1 A1D 2.716%, 4/25/47 (l)		61,136	53,281
American Home Mortgage Investment Trust,
Series 2004-3 5A 4.250%, 10/25/34 (l)		4,409	4,383
Series 2006-1 2A1 4.635%, 12/25/35 (l)		2,942,859	1,309,139
Bear Stearns ALT-A Trust,
Series 2006-4 31A1 4.011%, 7/25/36 (l)		2,319,319	2,226,891
Bear Stearns ARM Trust,
Series 2004-8 11A2 4.543%, 11/25/34 (l)		421,691	414,324
Series 2005-1 2A1 3.903%, 3/25/35 (l)		202,893	196,734
Chase Mortgage Finance Trust,
Series 2007-S3 1A12 6.000%, 5/25/37		2,303,691	1,737,831
CHL Mortgage Pass-Through Trust,
Series 2005-17 1A6 5.500%, 9/25/35		1,226,252	1,201,842
Series 2005-24 A1 5.500%, 11/25/35		673,295	581,087
Citigroup Mortgage Loan Trust,
Series 2018-C A1 4.125%, 3/25/59 (e)§		1,990,829	2,008,475
CitiMortgage Alternative Loan Trust,
Series 2006-A4 1A8 6.000%, 9/25/36		2,346,867	2,181,011
COLT Mortgage Loan Trust,
Series 2016-1 A1 3.000%, 5/25/46§		66,464	66,048
CSMC Trust,
Series 2011-17R 1A2 5.750%, 2/27/37§		1,864,356	1,981,413
Series 2014-WIN1 2A4 3.000%, 9/25/44 (l)§		697,076	672,381
Series 2015-1 A1 2.500%, 1/25/45 (l)§		1,439,134	1,350,374
EMF NL BV,
Series 2008-2X A2 0.682%, 7/17/41 (l)(m)	EUR	435,000	472,161
Eurohome UK Mortgages plc,
Series 2007-1 A 1.056%, 6/15/44 (l)(m)	GBP	395,417	479,788
EuroMASTR plc,
Series 2007-1V A2 1.106%, 6/15/40 (l)(m)		242,313	289,646
Eurosail-UK plc,
Series 2007-4X A3 1.853%, 6/13/45 (l)(m)		674,072	843,515
FHLMC,
Series 2708 ZD 5.500%, 11/15/33		$1,750,367	1,928,908
Series 4316 BZ 3.000%, 3/15/44		4,692,498	4,397,406
Series 4430 NZ 3.000%, 1/15/45		2,249,033	2,075,882
Series 4438 B 3.000%, 10/15/43		1,469,834	1,459,630
Series 4440 ZD 2.500%, 2/15/45		6,602,795	5,775,518
Series 4499 AB 3.000%, 6/15/42		1,962,673	1,938,987
Series 4610 KA 2.500%, 5/15/39		3,127,007	3,051,443
Series 4624 GA 2.500%, 4/15/40		1,571,670	1,534,685
Series 4750 PA 3.000%, 7/15/46		3,773,772	3,690,972
Series 4791 JT 3.000%, 5/15/48		4,774,773	4,649,568
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA3 A8 6.000%, 6/25/37		1,096,227	802,994
FNMA,
Series 2012-103 ZP 3.000%, 9/25/42		906,796	828,904
Series 2012-150 KA 1.750%, 1/25/43		4,579,133	4,355,576
Series 2013-123 PZ 2.700%, 3/25/43		4,635,765	4,212,552
Series 2015-11 A 3.000%, 5/25/34		2,006,783	2,030,506
Series 2016-72 PA 3.000%, 7/25/46		3,324,762	3,277,708
Series 2016-81 PA 3.000%, 2/25/44		2,471,553	2,446,994
Series 2017-4 CH 3.000%, 6/25/42		3,358,160	3,356,466
GNMA,
Series 2013-116 LS 3.680%, 8/20/43IO IO (l)		2,502,470	373,678
Series 2013-26 MS 3.780%, 2/20/43IO IO (l)		2,368,251	368,199
Series 2014-20 TS 3.630%, 2/20/44IO IO (l)		2,350,000	340,957
Series 2015-28 LZ 4.000%, 2/20/45		1,919,578	2,043,343
Series 2015-H15 FC 2.894%, 6/20/65 (l)		362,346	363,695
Series 2015-H16 FM 2.914%, 7/20/65 (l)		630,338	633,091

See Notes to Financial Statements.

1502

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Series 2015-H18 FB 2.914%, 7/20/65 (l)		$365,005	$366,555
Series 2015-H19 FK 2.914%, 8/20/65 (l)		667,571	670,453
Series 2015-H20 FB 2.914%, 8/20/65 (l)		395,786	397,503
Series 2015-H20 FC 2.934%, 8/20/65 (l)		1,536,363	1,544,234
Series 2015-H22 FC 2.914%, 9/20/65 (l)		760,572	764,023
Series 2015-H29 FA 3.014%, 10/20/65 (l)		185,897	186,211
Series 2016-H11 F 3.114%, 5/20/66 (l)		440,393	445,958
Series 2016-H14 FA 3.114%, 6/20/66 (l)		448,307	454,084
Series 2016-H15 FA 3.114%, 7/20/66 (l)		531,704	538,237
Series 2016-H19 FE 2.684%, 6/20/61 (l)		57,850	57,834
Great Hall Mortgages No. 1 plc,
Series 2007-2X AC 2.931%, 6/18/39 (l)(m)		574,781	552,924
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 4.300%, 9/25/35 (l)		74,641	75,862
Series 2006-AR2 2A1 3.828%, 4/25/36 (l)		72,284	64,271
HarborView Mortgage Loan Trust,
Series 2004-10 3A1A 4.167%, 1/19/35 (l)		250,839	247,080
Impac CMB Trust,
Series 2003-8 2A1 3.406%, 10/25/33 (l)		1,596	1,576
IndyMac IMSC Mortgage Loan Trust,
Series 2007-AR1 2A1 3.736%, 6/25/37 (l)		1,254,476	1,050,323
JP Morgan Alternative Loan Trust,
Series 2008-R2 A1 6.000%, 11/25/36§		1,779,474	1,442,783
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		1,011,522	771,924
Series 2006-A3 6A1 4.090%, 8/25/34 (l)		45,878	45,466
Series 2007-A1 3A3 4.101%, 7/25/35 (l)		57,298	58,427
Series 2017-3 1A6 3.000%, 8/25/47 (l)§		340,267	328,997
JP Morgan Resecuritization Trust,
Series 2009-7 2A1 6.000%, 2/27/37 (l)§		32,995	32,918
Kensington Mortgage Securities plc,
Series 2007-1X A3C 2.949%, 6/14/40 (l)(m)		264,600	254,249
Ludgate Funding plc,
Series 2007-1 A2A 0.960%, 1/1/61 (l)(m)	GBP	129,831	153,112
Series 2008-W1X A1 1.399%, 1/1/61 (l)(m)		333,047	403,409
MASTR Alternative Loan Trust,
Series 2005-2 5A1 6.500%, 12/25/34		$185,952	188,187
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 4.385%, 12/25/32 (l)		13,737	13,618
Mortgage Loan Resecuritization Trust,
Series 2009-RS1 A85 2.689%, 4/16/36 (l)§		411,275	359,303
MortgageIT Trust,
Series 2005-4 A1 2.786%, 10/25/35 (l)		385,311	377,937
New Residential Mortgage Loan Trust,
Series 2015-1A A1 3.750%, 5/28/52 (l)§		706,702	708,697
Nomura Resecuritization Trust,
Series 2014-7R 2A3 2.515%, 12/26/35 (l)§		358,745	355,441
RBSSP Resecuritization Trust,
Series 2009-12 18A1 4.212%, 12/25/35 (l)§		112,877	115,173
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 2.846%, 6/25/35 (l)§		70,630	67,917
Series 2006-R1 AF1 2.846%, 1/25/36 (l)§		237,745	232,669
Residential Asset Securitization Trust,
Series 2006-A9CB A7 6.000%, 9/25/36		4,466,130	2,677,516
Resloc UK plc,
Series 2007-1X A3B 1.066%, 12/15/43 (l)(m)	GBP	137,416	164,386
RFMSI Trust,
Series 2006-SA2 3A1 4.958%, 8/25/36 (l)		$1,063,770	988,927
Sequoia Mortgage Trust,
Series 10 2A1 3.230%, 10/20/27 (l)		2,707	2,580
Series 2003-4 2A1 2.820%, 7/20/33 (l)		14,058	13,462
Series 6 A 3.110%, 4/19/27 (l)		201,795	190,125
Shellpoint Co-Originator Trust,
Series 2017-1 A4 3.500%, 4/25/47 (l)§		2,432,926	2,395,494
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4 2A 4.202%, 4/25/34 (l)		404,264	402,087
Series 2005-19XS 2A1 2.806%, 10/25/35 (l)		334,870	331,441
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 2.720%, 7/19/35 (l)		52,697	51,131
Trinity Square plc,
Series 2015-1A A 1.963%, 7/15/51 (l)§	GBP	178,785	227,892
Uropa Securities plc,
Series 2007-1 A3A 1.005%, 10/10/40 (l)(m)		800,000	945,948

Total Collateralized Mortgage Obligations			95,808,435

See Notes to Financial Statements.

1503

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Commercial Mortgage-Backed Securities (4.4%)
20 Times Square Trust,
Series 2018-20TS F 3.100%, 5/15/35 (l)§	$112,000	$105,157
Series 2018-20TS G 3.100%, 5/15/35 (l)§	112,000	102,595
245 Park Avenue Trust,
Series 2017-245P XA 0.149%, 6/5/37 IO (l)§	1,000,000	14,364
Americold LLC,
Series 2010-ARTA C 6.811%, 1/14/29§	100,000	105,075
AOA Mortgage Trust,
Series 2015-1177 C 3.010%, 12/13/29 (l)§	100,000	98,455
Ashford Hospitality Trust,
Series 2018-ASHF D 4.555%, 4/15/35 (l)§	30,000	29,189
Series 2018-KEYS A 3.455%, 5/15/35 (l)§	600,000	598,294
Atrium Hotel Portfolio Trust,
Series 2017-ATRM D 4.405%, 12/15/36 (l)§	290,000	279,252
Series 2017-ATRM E 5.505%, 12/15/36 (l)§	224,000	216,841
Aventura Mall Trust,
Series 2013-AVM D 3.743%, 12/5/32 (l)§	100,000	100,476
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH CL 3.955%, 11/15/32 (l)§	100,000	100,000
Series 2017-SCH DL 4.455%, 11/15/32 (l)§	100,000	100,000
Series 2018-DSNY D 4.155%, 9/15/34 (l)§	100,000	99,292
Banc of America Commercial Mortgage Trust,
Series 2007-1 AMFX 5.482%, 1/15/49 (l)	3,610	3,605
Series 2017-BNK3 XB 0.630%, 2/15/50 IO (l)	1,000,000	44,715
BANK,
Series 2017-BNK6 XA 0.870%, 7/15/60 IO (l)	3,560,662	189,162
Series 2018-BN10 XA 0.748%, 2/15/61 IO (l)	3,757,261	201,289
Series 2018-BN13 A5 4.217%, 8/15/61	30,000	31,079
BBCCRE Trust,
Series 2015-GTP A 3.966%, 8/10/33§	900,000	911,454
BBCMS Mortgage Trust,
Series 2017-DELC C 3.655%, 8/15/36 (l)§	53,000	52,257
Series 2017-DELC D 4.155%, 8/15/36 (l)§	60,000	59,211
Series 2017-DELC E 4.955%, 8/15/36 (l)§	122,000	119,977
Series 2017-DELC F 5.955%, 8/15/36 (l)§	121,000	118,162
Series 2018-TALL A 3.177%, 3/15/37 (l)§	15,000	14,862
Series 2018-TALL D 3.904%, 3/15/37 (l)§	40,000	39,584
BBCMS Trust,
Series 2014-BXO E 6.205%, 8/15/27 (l)§	271,000	270,999
Series 2015-SRCH A1 3.312%, 8/10/35§	100,000	98,861
Series 2015-SRCH XA 0.957%, 8/10/35 IO (l)§	1,000,000	63,779
Series 2018-CBM A 3.455%, 7/15/37 (l)§	223,000	221,300
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§	2,277,000	75,738
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-T26 AM 5.465%, 1/12/45 (l)	12,780	12,726
Benchmark Mortgage Trust,
Series 2018-B5 A4 4.208%, 7/15/51	20,000	20,770
BENCHMARK Mortgage Trust,
Series 2018-B3 D 3.057%, 4/10/51§	10,000	8,026
BHMS Mortgage Trust,
Series 2018-ATLS A 3.705%, 7/15/35 (l)§	223,000	220,402
BWAY Mortgage Trust,
Series 2013-1515 A2 3.454%, 3/10/33§	200,000	198,637
Series 2013-1515 C 3.446%, 3/10/33§	100,000	96,763
BX Trust,
Series 2017-APPL D 4.505%, 7/15/34 (l)§	76,053	74,980
Series 2017-APPL E 5.605%, 7/15/34 (l)§	117,211	115,150
Series 2017-SLCT D 4.505%, 7/15/34 (l)§	68,000	66,491
Series 2017-SLCT E 5.605%, 7/15/34 (l)§	113,900	110,884
Series 2018-GW A 3.255%, 5/15/35 (l)§	112,000	110,984
Series 2018-GW D 4.225%, 5/15/35 (l)§	112,000	110,406
BXP Trust,
Series 2017-CC D 3.552%, 8/13/37 (l)§	30,000	28,076
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT D 5.488%, 4/10/29 (l)§	10,000	10,207
CCUBS Commercial Mortgage Trust,
Series 2017-C1 A4 3.544%, 11/15/50	15,000	14,862
CD Mortgage Trust,
Series 2006-CD3 AM 5.648%, 10/15/48	99,093	99,987
Series 2017-CD3 A4 3.631%, 2/10/50	10,000	9,999
Series 2018-CD7 A4 4.279%, 8/15/51	30,000	31,253

See Notes to Financial Statements.

1504

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
CFCRE Commercial Mortgage Trust,
Series 2016-C3 A3 3.865%, 1/10/48	$10,000	$10,037
Series 2016-C4 XA 1.732%, 5/10/58 IO (l)	791,623	74,130
Series 2016-C4 XB 0.728%, 5/10/58 IO (l)	110,000	5,073
Series 2018-TAN C 5.295%, 2/15/33§	100,000	102,385
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC A 3.245%, 7/15/32 (l)§	100,000	98,936
Series 2017-BIOC D 4.055%, 7/15/32 (l)§	100,000	98,688
CHT Mortgage Trust,
Series 2017-CSMO E 5.455%, 11/15/36 (l)§	144,000	141,653
Series 2017-CSMO F 6.196%, 11/15/36 (l)§	77,000	75,510
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 B 3.772%, 2/10/48	300,000	291,970
Series 2015-SHP2 A 3.735%, 7/15/27 (l)§	900,000	893,524
Series 2016-P3 C 4.834%, 4/15/49 (l)	30,000	30,006
Series 2016-P4 A4 2.902%, 7/10/49	175,000	165,950
Series 2016-P6 A5 3.720%, 12/10/49 (l)	160,000	160,002
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2 AJFX 5.568%, 4/15/47 (l)	57,123	57,419
Cold Storage Trust,
Series 2017-ICE3 A 3.455%, 4/15/36 (l)§	87,000	85,221
Series 2017-ICE3 C 3.805%, 4/15/36 (l)§	106,000	104,622
COMM Mortgage Trust,
Series 2013-CR6 XA 1.065%, 3/10/46 IO (l)	653,308	18,363
Series 2014-CR16 A4 4.051%, 4/10/47	108,000	111,336
Series 2014-CR17 A5 3.977%, 5/10/47	43,000	44,212
Series 2014-CR18 A4 3.550%, 7/15/47	10,000	10,007
Series 2014-CR19 A5 3.796%, 8/10/47	50,000	50,934
Series 2014-LC15 A4 4.006%, 4/10/47	40,000	41,155
Series 2014-UBS4 C 4.624%, 8/10/47 (l)	31,000	30,433
Series 2015-3BP B 3.238%, 2/10/35 (l)§	300,000	292,384
Series 2015-3BP XA 0.060%, 2/10/35 IO (l)§	1,287,000	7,243
Series 2015-CR22 C 4.121%, 3/10/48 (l)	480,250	468,206
Series 2015-CR22 XA 0.970%, 3/10/48 IO (l)	3,822,803	146,832
Series 2015-CR26 ASB 3.373%, 10/10/48	2,000,000	2,004,282
Series 2015-DC1 XA 1.128%, 2/10/48 IO (l)	3,610,422	157,339
Series 2015-LC19 A4 3.183%, 2/10/48	25,000	24,637
Series 2015-LC19 C 4.259%, 2/10/48 (l)	110,000	107,133
Series 2015-LC19 D 2.867%, 2/10/48§	40,000	33,336
Series 2015-LC23 A4 3.774%, 10/10/48	10,000	10,132
Series 2016-COR1 ASB 2.972%, 10/10/49	1,000,000	978,272
Series 2017-COR2 D 3.000%, 9/10/50§	330,000	275,419
Series 2018-COR3 XD 1.750%, 5/10/51 IO (l)§	50,000	6,517
Commercial Mortgage Pass-Through Certificates,
Series 2014-CR14 A4 4.236%, 2/10/47 (l)	50,000	51,859
Core Industrial Trust,
Series 2015-CALW D 3.850%, 2/10/34 (l)§	300,000	298,510
Series 2015-TEXW XA 0.772%, 2/10/34 IO (l)§	992,497	20,280
Credit Suisse Commercial Mortagage Securities,
Series 2018-TOP A 3.455%, 8/15/35 (l)§	320,000	318,256
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-C4 F 5.234%, 10/15/39 (l)§	200,000	200,138
CSAIL Commercial Mortgage Trust,
Series 2015-C1 C 4.296%, 4/15/50 (l)	300,000	292,445
Series 2015-C1 XA 0.916%, 4/15/50 IO (l)	4,347,148	173,030
Series 2017-CX10 XB 0.135%, 11/15/50 IO (l)	1,000,000	15,811
CSMC Trust,
Series 2015-GLPB A 3.639%, 11/15/34§	100,000	101,209
Series 2017-PFHP A 3.405%, 12/15/20 (l)§	50,000	49,639
Series 2017-TIME A 3.646%, 11/13/39§	100,000	99,059
DBGS Mortgage Trust,
Series 2018-BIOD A 3.258%, 5/15/35 (l)§	206,975	205,226
DBJPM Mortgage Trust,
Series 2017-C6 XD 1.000%, 6/10/50 IO (l)	300,000	18,773
DBUBS Mortgage Trust,
Series 2011-LC1A E 5.698%, 11/10/46 (l)§	100,000	102,178
Series 2011-LC3A PM2 5.098%, 5/10/44 (l)§	217,000	220,165
Series 2017-BRBK A 3.452%, 10/10/34§	60,000	59,577
FHLMC Multifamily Structured Pass-Through Certificates,
Series K034 A2 3.531%, 7/25/23 (l)	20,000	20,468

See Notes to Financial Statements.

1505

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Series K040 A2 3.241%, 9/25/24	$20,000	$20,204
Series K053 A2 2.995%, 12/25/25	188,000	186,409
Series K058 A2 2.653%, 8/25/26	10,000	9,625
Series K059 A2 3.120%, 9/25/26 (l)	70,000	69,506
Series K061 A2 3.347%, 11/25/26 (l)	50,000	50,331
Series K062 A2 3.413%, 12/25/26	29,565	29,892
Series K063 A2 3.430%, 1/25/27 (l)	20,000	20,245
Series K064 A2 3.224%, 3/25/27	28,000	27,935
Series K072 A2 3.444%, 12/25/27	10,000	10,086
Series K722 X1 1.307%, 3/25/23 IO (l)	2,735,411	120,276
Series KW03 X1 0.846%, 6/25/27 IO (l)	129,211	6,932
FNMA ACES,
Series 2016-M4 X2 2.632%, 1/25/39 IO (l)	129,740	11,406
Series 2017-M8 A2 3.061%, 5/25/27 (l)	40,000	39,159
Series 2018-M1 A2 2.986%, 12/25/27 (l)	25,000	24,452
FREMF Mortgage Trust,
Series 2016-K54 B 4.051%, 4/25/48 (l)§	20,000	19,732
Series 2017-K64 B 3.981%, 5/25/50 (l)§	36,667	35,494
Series 2018-K74 B 4.091%, 2/25/51 (l)§	100,000	96,961
Series 2018-K77 B 4.159%, 5/25/51§	10,000	9,679
Series 2018-K80 B 4.229%, 8/25/50 (l)§	20,000	19,373
FRESB Mortgage Trust,
Series 2018-SB52 A10F 3.480%, 6/25/28 (l)	29,908	29,951
Series 2018-SB53 A10F 3.660%, 6/25/28 (l)	23,955	24,245
GNMA,
Series 2012-23 0.579%, 6/16/53 IO (l)	59,117	1,253
Series 2013-191 0.748%, 11/16/53 IO (l)	48,809	1,619
Series 2013-30 0.795%, 9/16/53 IO (l)	185,955	7,361
Series 2013-63 0.790%, 9/16/51 IO (l)	256,470	13,428
Series 2015-22 0.727%, 3/16/55 IO (l)	168,357	8,547
Series 2015-97 VA 2.250%, 12/16/38	16,943	15,849
Series 2016-128 0.952%, 9/16/56 IO (l)	128,795	9,880
Series 2016-158 0.908%, 6/16/58 IO (l)	122,602	8,851
Series 2016-158 VA 2.000%, 3/16/35	90,569	81,634
Series 2016-26 0.965%, 2/16/58 IO (l)	257,238	17,667
Series 2016-87 1.003%, 8/16/58 IO (l)	172,999	12,849
Series 2016-96 0.985%, 12/16/57 IO (l)	171,713	12,266
Series 2016-97 1.039%, 7/16/56 IO (l)	145,109	11,872
Series 2017-100 0.808%, 5/16/59 IO (l)	146,960	9,754
GPMT Ltd.,
Series 2018-FL1 A 3.379%, 11/21/35 (l)§	223,000	220,205
GS Mortgage Securities Corp. II,
Series 2005-ROCK A 5.366%, 5/3/32§	50,000	54,867
Series 2013-KING D 3.435%, 12/10/27 (l)§	100,000	99,120
Series 2013-KING XA 0.729%, 12/10/27 IO (l)§	1,045,863	5,283
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§	500,000	498,932
Series 2017-500K D 3.755%, 7/15/32 (l)§	20,000	19,805
Series 2017-GPTX A 2.856%, 5/10/34§	100,000	98,066
Series 2018-3PCK A 3.905%, 9/15/21 (l)§	221,000	219,765
Series 2018-TWR A 3.355%, 7/15/31 (l)§	110,000	109,789
Series 2018-TWR D 4.055%, 7/15/31 (l)§	110,000	109,363
GS Mortgage Securities Trust,
Series 2014-GC20 B 4.529%, 4/10/47 (l)	30,000	30,032
Series 2015-GC28 XA 1.104%, 2/10/48 IO (l)	3,672,654	154,859
Series 2015-GC32 C 4.411%, 7/10/48 (l)	60,000	59,276
Series 2015-GC32 D 3.345%, 7/10/48	51,590	43,462
Series 2015-GS1 XA 0.806%, 11/10/48 IO (l)	1,952,685	87,801
Series 2016-GS3 XA 1.266%, 10/10/49 IO (l)	338,562	23,889
Series 2017-GS7 D 3.000%, 8/10/50§	10,000	8,348
Series 2017-GS7 E 3.000%, 8/10/50§	10,000	8,023
Series 2017-GS7 XA 1.136%, 8/10/50 IO (l)	2,515,672	182,992
HMH Trust,
Series 2017-NSS A 3.062%, 7/5/31§	110,000	110,163

See Notes to Financial Statements.

1506

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
IMT Trust,
Series 2017-APTS AFX 3.478%, 6/15/34§	$100,000	$99,638
Series 2017-APTS DFX 3.497%, 6/15/34 (l)§	100,000	96,493
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2017-FL10 B 3.455%, 6/15/32 (l)§	51,000	50,809
Series 2017-FL10 C 3.705%, 6/15/32 (l)§	39,000	38,844
Series 2017-FL10 D 4.355%, 6/15/32 (l)§	126,000	125,138
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 AM 5.372%, 5/15/47	86,851	86,737
Series 2007-CB18 AM 5.466%, 6/12/47 (l)	661	661
Series 2012-CBX A4FL 3.755%, 6/15/45 (l)§	100,000	101,407
Series 2014-C20 A5 3.805%, 7/15/47	30,000	30,529
Series 2015-JP1 E 4.241%, 1/15/49 (l)§	130,000	117,571
Series 2015-UES C 3.621%, 9/5/32 (l)§	100,000	99,282
Series 2016-JP3 XC 0.750%, 8/15/49 IO (l)§	240,000	10,879
Series 2017-MAUI C 3.637%, 7/15/34 (l)§	55,000	54,542
Series 2017-MAUI D 4.337%, 7/15/34 (l)§	151,000	149,387
Series 2017-MAUI E 5.337%, 7/15/34 (l)§	45,000	44,421
Series 2017-MAUI F 6.137%, 7/15/34 (l)§	64,000	63,490
Series 2018-LAQ A 3.455%, 6/15/32 (l)§	623,000	620,635
Series 2018-WPT EFX 5.542%, 7/5/33§	120,000	122,698
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5 3.775%, 8/15/47	50,000	50,770
Series 2014-C22 A4 3.801%, 9/15/47	10,000	10,163
Series 2014-C25 XA 0.942%, 11/15/47 IO (l)	3,849,254	144,091
Series 2015-C27 D 3.843%, 2/15/48 (l)§	300,000	268,114
Series 2015-C32 XA 1.438%, 11/15/48 IO (l)	2,370,693	112,863
Series 2015-C33 C 4.617%, 12/15/48 (l)	221,000	218,208
Series 2015-C33 D1 4.117%, 12/15/48 (l)§	200,000	188,698
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7 B 4.050%, 9/15/50	10,000	9,829
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.689%, 6/15/49 IO (l)	1,792,572	137,011
Series 2016-C4 XC 0.750%, 12/15/49 IO (l)§	1,800,000	85,120
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	300,000	288,255
LSTAR Commercial Mortgage Trust,
Series 2017-5 X 1.111%, 3/10/50 IO (l)§	3,118,207	141,569
Monarch Beach Resort Trust,
Series 2018-MBR A 3.375%, 7/15/35 (l)§	206,000	205,082
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16 A5 3.892%, 6/15/47	70,000	71,580
Series 2015-C20 ASB 3.069%, 2/15/48	1,000,000	991,760
Series 2015-C20 B 4.160%, 2/15/48	150,000	149,462
Series 2015-C20 C 4.462%, 2/15/48 (l)	150,000	148,183
Series 2015-C20 XA 1.341%, 2/15/48 IO (l)	2,837,463	158,295
Series 2015-C21 C 4.159%, 3/15/48 (l)	300,000	290,045
Series 2015-C22 XA 1.107%, 4/15/48 IO (l)	95,237	4,570
Series 2015-C23 A4 3.719%, 7/15/50	15,000	15,168
Series 2015-C23 D 4.132%, 7/15/50 (l)§	42,000	37,408
Series 2015-C25 C 4.527%, 10/15/48 (l)	70,000	70,016
Series 2015-C27 ASB 3.557%, 12/15/47	500,000	504,557
Series 2016-C31 ASB 2.952%, 11/15/49	1,000,000	983,983
Series 2016-C31 C 4.317%, 11/15/49 (l)	215,000	206,774
Series 2016-C31 XA 1.437%, 11/15/49 IO (l)	976,836	76,682
Series 2016-C32 A4 3.720%, 12/15/49	166,000	167,143
Series 2017-C33 C 4.558%, 5/15/50 (l)	40,000	38,754
Morgan Stanley Capital I Trust,
Series 2006-T21 AJ 5.241%, 10/12/52 (l)	2,377	2,392
Series 2007-T27 AJ 5.947%, 6/11/42 (l)	21,555	22,548
Series 2014-CPT B 3.445%, 7/13/29 (l)§	500,000	497,445
Series 2014-CPT E 3.445%, 7/13/29 (l)§	100,000	98,360
Series 2017-H1 A5 3.530%, 6/15/50	140,000	138,500
Series 2017-H1 C 4.281%, 6/15/50 (l)	100,000	94,357
Series 2017-H1 D 2.546%, 6/15/50§	210,000	160,477
Series 2017-H1 XD 2.202%, 6/15/50 IO (l)§	300,000	44,114

See Notes to Financial Statements.

1507

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Series 2017-JWDR D 4.405%, 11/15/34 (l)§	$90,000	$88,698
Series 2018-H3 A5 4.177%, 7/15/51	30,000	30,959
Series 2018-H3 C 4.851%, 7/15/51 (l)	40,000	40,495
Series 2018-H3 D 3.000%, 7/15/51§	30,000	23,692
Series 2018-H4 XA 0.869%, 12/15/51 IO (l)	190,000	12,582
Series 2018-SUN A 3.355%, 7/15/35 (l)§	223,000	222,085
Morgan Stanley Capital I, Inc.,
Series 2017-HR2 D 2.730%, 12/15/50	210,000	158,755
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1 A 3.405%, 6/15/35 (l)§	228,000	227,166
Olympic Tower Mortgage Trust,
Series 2017-OT XA 0.379%, 5/10/39 IO (l)§	1,000,000	29,202
One Market Plaza Trust,
Series 2017-1MKT XCP 0.090%, 2/10/32 IO (l)§	1,000,000	4,407
Series 2017-1MKT XNCP 0.000%, 2/10/32 IO (l)§	200,000	—
Rosslyn Portfolio Trust,
Series 2017-ROSS A 3.405%, 6/15/33 (l)§	108,000	107,127
Series 2017-ROSS B 3.705%, 6/15/33 (l)§	108,000	107,168
UBS Commercial Mortgage Trust,
Series 2018-C8 C 4.704%, 2/15/51 (l)	226,000	221,518
VNDO Mortgage Trust,
Series 2013-PENN D 3.947%, 12/13/29 (l)§	100,000	99,603
Waldorf Astoria Boca Raton Trust,
Series 2016-BOCA A 3.805%, 6/15/29 (l)§	100,000	99,544
Series 2016-BOCA B 4.505%, 6/15/29 (l)§	184,000	182,956
Series 2016-BOCA C 4.955%, 6/15/29 (l)§	155,000	154,088
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18 A5 3.405%, 12/15/47	10,000	9,954
Series 2015-C26 D 3.586%, 2/15/48§	300,000	256,671
Series 2015-C27 C 3.894%, 2/15/48	300,000	280,439
Series 2015-C27 XA 0.902%, 2/15/48 IO (l)	3,796,918	164,406
Series 2015-C31 A4 3.695%, 11/15/48	50,000	50,459
Series 2015-NXS1 XA 1.155%, 5/15/48 IO (l)	2,653,390	122,274
Series 2015-NXS2 A5 3.767%, 7/15/58 (l)	170,000	172,366
Series 2015-NXS2 XA 0.749%, 7/15/58 IO (l)	4,555,305	143,784
Series 2015-NXS4 A4 3.718%, 12/15/48	10,000	10,094
Series 2015-P2 A4 3.809%, 12/15/48	30,000	30,427
Series 2016-BNK1 XD 1.265%, 8/15/49 IO (l)§	1,000,000	75,184
Series 2016-C33 C 3.896%, 3/15/59	129,000	121,656
Series 2016-C33 XA 1.773%, 3/15/59 IO (l)	1,300,360	112,339
Series 2016-C34 C 5.029%, 6/15/49 (l)	202,000	201,733
Series 2017-C38 A5 3.453%, 7/15/50	20,000	19,609
Series 2017-C38 XA 1.077%, 7/15/50 IO (l)	2,627,143	175,204
Series 2017-C39 C 4.118%, 9/15/50	10,000	9,470
Series 2017-C39 D 4.355%, 9/15/50 (l)§	10,000	9,141
Series 2017-C39 XA 1.140%, 9/15/50 IO (l)	2,503,550	179,029
Series 2017-HSDB A 3.282%, 12/13/31 (l)§	100,000	98,886
Series 2018-C44 D 3.000%, 5/15/51§	20,000	15,614
Series 2018-C45 C 4.727%, 6/15/51	10,000	9,915
WFRBS Commercial Mortgage Trust,
Series 2011-C3 A3FL 3.405%, 3/15/44 (l)§	3,529	3,542
Series 2014-C21 A5 3.678%, 8/15/47	50,000	50,634

Total Commercial Mortgage-Backed Securities		31,362,693

Corporate Bonds (33.5%)
Communication Services (2.6%)
Diversified Telecommunication Services (0.8%)
Altice France SA 7.375%, 5/1/26§	300,000	275,250
AT&T, Inc. 3.200%, 3/1/22	35,000	34,536
3.950%, 1/15/25	50,000	48,865
3.400%, 5/15/25	180,000	169,433
4.125%, 2/17/26	20,000	19,536
4.250%, 3/1/27	150,000	146,694
4.100%, 2/15/28	220,000	210,992
4.300%, 2/15/30	665,000	631,360
5.250%, 3/1/37	139,000	136,480
4.350%, 6/15/45	180,000	152,510
5.150%, 2/15/50	110,000	101,387
Deutsche Telekom International Finance BV
2.225%, 1/17/20§	600,000	592,731
1.950%, 9/19/21§	450,000	431,454
3.600%, 1/19/27§	150,000	141,478

See Notes to Financial Statements.

1508

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Telefonica Emisiones SA 5.134%, 4/27/20	$33,000	$33,616
5.462%, 2/16/21	45,000	46,639
4.665%, 3/6/38	155,000	138,265
TELUS Corp. 4.600%, 11/16/48	10,000	9,985
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 3.203%, 5/22/20 (k)	550,000	548,824
4.125%, 3/16/27	150,000	149,794
4.329%, 9/21/28	1,102,000	1,104,876
4.500%, 8/10/33	265,000	261,780
4.125%, 8/15/46	60,000	53,136
5.500%, 3/16/47	140,000	150,086

		5,589,707

Entertainment (0.2%)
21st Century Fox America, Inc. 4.500%, 2/15/21	41,000	42,070
3.000%, 9/15/22	36,000	35,531
Activision Blizzard, Inc. 3.400%, 6/15/27	10,000	9,332
NBCUniversal Media LLC 5.150%, 4/30/20	54,000	55,419
4.375%, 4/1/21	54,000	55,501
4.450%, 1/15/43	86,000	83,656
Viacom, Inc. 4.500%, 3/1/21	79,000	80,646
4.250%, 9/1/23	62,000	62,088
6.875%, 4/30/36	30,000	32,098
Walt Disney Co. (The) 1.800%, 6/5/20	150,000	147,467
2.750%, 8/16/21	27,000	26,837
2.350%, 12/1/22	45,000	43,639
3.150%, 9/17/25	75,000	73,226
Warner Media LLC 2.100%, 6/1/19	253,000	251,571
3.600%, 7/15/25	153,000	145,081
3.800%, 2/15/27	180,000	168,761
4.650%, 6/1/44	15,000	13,211
4.850%, 7/15/45	91,000	82,722

		1,408,856

Interactive Media & Services (0.0%)
Alphabet, Inc. 3.625%, 5/19/21	36,000	36,664
Baidu, Inc. 2.875%, 7/6/22	200,000	194,029

		230,693

Media (1.1%)
Altice Financing SA 6.625%, 2/15/23§	800,000	768,000
Altice Finco SA 7.625%, 2/15/25§	200,000	167,000
Altice Luxembourg SA 7.625%, 2/15/25§	300,000	224,997
CBS Corp. 2.300%, 8/15/19	123,000	122,300
2.900%, 6/1/23	50,000	47,665
3.700%, 8/15/24	62,000	60,106
Charter Communications Operating LLC
3.579%, 7/23/20	635,000	634,174
4.464%, 7/23/22	152,000	153,715
4.500%, 2/1/24	205,000	204,850
4.908%, 7/23/25	1,241,000	1,234,423
6.384%, 10/23/35	202,000	207,404
5.750%, 4/1/48	90,000	84,306
Comcast Corp. 3.300%, 10/1/20	200,000	200,749
3.450%, 10/1/21	40,000	40,376
3.125%, 7/15/22	45,000	44,769
2.750%, 3/1/23	100,000	97,364
3.700%, 4/15/24	55,000	55,189
3.150%, 3/1/26	325,000	311,542
4.150%, 10/15/28	150,000	152,220
4.250%, 10/15/30	90,000	91,120
4.400%, 8/15/35	70,000	68,949
3.200%, 7/15/36	137,000	117,520
3.400%, 7/15/46	193,000	159,963
4.950%, 10/15/58	65,000	66,294
Cox Communications, Inc. 3.150%, 8/15/24§	285,000	271,285
Discovery Communications LLC 4.375%, 6/15/21	70,000	71,282
2.950%, 3/20/23	75,000	71,619
3.800%, 3/13/24	128,000	125,080
3.900%, 11/15/24§	50,000	48,501
3.950%, 6/15/25§	60,000	57,551
5.200%, 9/20/47	30,000	27,433
DISH DBS Corp. 7.875%, 9/1/19	500,000	510,400
Interpublic Group of Cos., Inc. (The)
3.500%, 10/1/20	25,000	25,050
3.750%, 10/1/21	15,000	15,067
4.650%, 10/1/28	15,000	14,891
Omnicom Group, Inc. 4.450%, 8/15/20	36,000	36,621
Time Warner Cable LLC 5.000%, 2/1/20	1,114,000	1,130,714
4.125%, 2/15/21	160,000	161,044
4.000%, 9/1/21	67,000	66,518
5.500%, 9/1/41	61,000	54,520
4.500%, 9/15/42	7,000	5,538
WPP Finance 2010 3.625%, 9/7/22	27,000	26,061

		8,034,170

Wireless Telecommunication Services (0.5%)
America Movil SAB de CV 5.000%, 3/30/20	100,000	101,701
Rogers Communications, Inc. 4.100%, 10/1/23	50,000	50,924
5.000%, 3/15/44	19,000	19,666
Sprint Communications, Inc. 7.000%, 8/15/20	500,000	510,000
Sprint Spectrum Co. LLC 3.360%, 9/20/21§	754,875	743,552
4.738%, 3/20/25§	775,000	760,507

See Notes to Financial Statements.

1509

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Vodafone Group plc 2.500%, 9/26/22	$45,000	$42,912
2.950%, 2/19/23	45,000	43,278
3.750%, 1/16/24	751,000	738,284
4.125%, 5/30/25	75,000	73,945
5.250%, 5/30/48	225,000	210,820

		3,295,589

Total Communication Services		18,559,015

Consumer Discretionary (1.1%)
Auto Components (0.1%)
Aptiv Corp. 4.150%, 3/15/24	40,000	39,813
Aptiv plc 4.250%, 1/15/26	17,000	16,812
Lear Corp. 5.250%, 1/15/25	25,000	25,550
ZF North America Capital, Inc. 4.750%, 4/29/25§	325,000	302,645

		384,820

Automobiles (0.6%)
BMW US Capital LLC 2.800%, 4/11/26§	45,000	41,436
Daimler Finance North America LLC
2.250%, 3/2/20§	250,000	246,540
3.100%, 5/4/20§	150,000	149,262
2.300%, 2/12/21§	185,000	180,336
3.350%, 5/4/21§	190,000	189,080
General Motors Co. 6.750%, 4/1/46	10,000	9,913
5.400%, 4/1/48	10,000	8,499
Hyundai Capital America 2.550%, 4/3/20§	441,000	435,287
Toyota Motor Corp. 3.669%, 7/20/28 (x)	30,000	30,368
Volkswagen Group of America Finance LLC
2.450%, 11/20/19§	500,000	495,013
(ICE LIBOR USD 3 Month + 0.77%), 3.388%, 11/13/20 (k)§	500,000	496,661
3.875%, 11/13/20§	500,000	502,463
(ICE LIBOR USD 3 Month + 0.94%), 3.558%, 11/12/21 (k)§	500,000	495,108
4.000%, 11/12/21§	805,000	805,348

		4,085,314

Diversified Consumer Services (0.0%)
Boston University
Series CC 4.061%, 10/1/48	34,000	33,775
Massachusetts Institute of Technology 3.959%, 7/1/38	112,000	115,072

		148,847

Hotels, Restaurants & Leisure (0.1%)
Marriott International, Inc. 3.250%, 9/15/22	45,000	43,977
Series X 4.000%, 4/15/28 (x)	25,000	23,694
McDonald’s Corp. 3.500%, 7/15/20	29,000	29,169
2.750%, 12/9/20	20,000	19,864
3.350%, 4/1/23	15,000	14,893
3.700%, 1/30/26	140,000	138,004
4.700%, 12/9/35	80,000	80,377
3.700%, 2/15/42	20,000	17,049
4.875%, 12/9/45	104,000	104,554
4.450%, 3/1/47	40,000	37,971
Starbucks Corp. 2.200%, 11/22/20 (x)	25,000	24,511
2.450%, 6/15/26	50,000	44,915

		578,978

Household Durables (0.1%)
DR Horton, Inc. 4.000%, 2/15/20	20,000	20,012
4.375%, 9/15/22	400,000	402,000
Leggett & Platt, Inc. 3.500%, 11/15/27	25,000	23,552
Lennar Corp. 4.125%, 1/15/22	180,000	172,125
NVR, Inc. 3.950%, 9/15/22	27,000	26,557
Toll Brothers Finance Corp. 5.875%, 2/15/22	170,000	171,700
Tupperware Brands Corp. 4.750%, 6/1/21	36,000	36,927
Whirlpool Corp. 4.000%, 3/1/24	30,000	30,100

		882,973

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc. 2.400%, 2/22/23	100,000	96,944
3.800%, 12/5/24	50,000	51,116
5.200%, 12/3/25	100,000	110,293
3.150%, 8/22/27	50,000	48,159
Booking Holdings, Inc. 2.750%, 3/15/23	50,000	48,254
eBay, Inc. 3.250%, 10/15/20	36,000	35,987
2.600%, 7/15/22	45,000	43,314
Expedia Group, Inc. 5.950%, 8/15/20	54,000	55,923
QVC, Inc. 4.375%, 3/15/23	36,000	34,468

		524,458

Leisure Products (0.0%)
Hasbro, Inc. 3.500%, 9/15/27	15,000	13,887

Multiline Retail (0.0%)
Dollar General Corp. 4.150%, 11/1/25	75,000	74,572
Dollar Tree, Inc. 4.000%, 5/15/25	100,000	95,901
Macy’s Retail Holdings, Inc. 4.375%, 9/1/23 (x)	50,000	49,214

See Notes to Financial Statements.

1510

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Nordstrom, Inc. 4.750%, 5/1/20	$36,000	$36,522
Target Corp. 2.900%, 1/15/22	27,000	26,990

		283,199

Specialty Retail (0.1%)
AutoNation, Inc. 3.500%, 11/15/24	25,000	23,128
AutoZone, Inc. 4.000%, 11/15/20	45,000	45,337
Home Depot, Inc. (The) 4.400%, 4/1/21	45,000	46,401
2.625%, 6/1/22	100,000	98,889
2.125%, 9/15/26	65,000	58,624
3.900%, 12/6/28	55,000	56,187
3.500%, 9/15/56	30,000	25,347
Lowe’s Cos., Inc. 4.625%, 4/15/20	54,000	54,601
2.500%, 4/15/26	100,000	88,850
4.375%, 9/15/45	90,000	81,641
O’Reilly Automotive, Inc. 4.350%, 6/1/28	50,000	49,875

		628,880

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2 3.700%, 4/1/27	100,000	97,649
NIKE, Inc. 2.250%, 5/1/23	36,000	34,841

		132,490

Total Consumer Discretionary		7,663,846

Consumer Staples (1.8%)
Beverages (0.7%)
Anheuser-Busch Cos. LLC 3.650%, 2/1/26§	200,000	188,950
4.700%, 2/1/36§	275,000	254,187
4.900%, 2/1/46§	80,000	73,500
Anheuser-Busch InBev Finance, Inc.
2.625%, 1/17/23	38,000	36,010
3.300%, 2/1/23	280,000	271,181
3.700%, 2/1/24	62,000	60,616
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 1/15/22	200,000	199,801
2.500%, 7/15/22	96,000	91,531
3.500%, 1/12/24	80,000	77,711
Bacardi Ltd. 4.450%, 5/15/25§	500,000	489,525
Coca-Cola Co. (The) 1.875%, 10/27/20	150,000	147,310
3.150%, 11/15/20	45,000	45,198
2.200%, 5/25/22	35,000	34,184
3.200%, 11/1/23	62,000	62,028
2.900%, 5/25/27 (x)	50,000	47,411
Coca-Cola Femsa SAB de CV 4.625%, 2/15/20	100,000	101,165
Constellation Brands, Inc. 2.250%, 11/6/20	500,000	489,591
3.750%, 5/1/21	10,000	10,054
(ICE LIBOR USD 3 Month + 0.70%), 3.209%, 11/15/21 (k)	95,000	93,902
2.650%, 11/7/22	100,000	95,716
4.250%, 5/1/23	25,000	25,330
Keurig Dr Pepper, Inc. 3.551%, 5/25/21§	580,000	578,033
4.057%, 5/25/23§	64,000	63,744
Molson Coors Brewing Co. 3.000%, 7/15/26	100,000	89,221
PepsiCo, Inc. 1.700%, 10/6/21	125,000	120,702
2.750%, 3/1/23	62,000	61,025
2.750%, 4/30/25	75,000	72,095
3.000%, 10/15/27	100,000	96,451
4.000%, 5/2/47	65,000	63,088
Pernod Ricard SA 4.250%, 7/15/22§	600,000	609,054

		4,648,314

Food & Staples Retailing (0.2%)
Costco Wholesale Corp. 2.300%, 5/18/22	50,000	48,826
Kroger Co. (The) 1.500%, 9/30/19	200,000	197,123
2.800%, 8/1/22	25,000	24,374
2.650%, 10/15/26	155,000	137,905
Sysco Corp. 2.600%, 10/1/20	50,000	49,549
3.250%, 7/15/27	50,000	47,053
Walgreen Co. 3.100%, 9/15/22	36,000	35,143
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	85,000	83,735
3.450%, 6/1/26	395,000	372,348
4.800%, 11/18/44	6,000	5,469
Walmart, Inc. 1.900%, 12/15/20	75,000	73,752
3.125%, 6/23/21	25,000	25,149
2.550%, 4/11/23	54,000	52,728
3.400%, 6/26/23	25,000	25,235
3.300%, 4/22/24	37,000	37,007
2.650%, 12/15/24	50,000	48,101
3.550%, 6/26/25	75,000	75,593
3.700%, 6/26/28	50,000	50,639
4.050%, 6/29/48	35,000	34,766

		1,424,495

Food Products (0.4%)
Archer-Daniels-Midland Co. 2.500%, 8/11/26	50,000	46,373
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	50,000	49,082
Campbell Soup Co. 3.300%, 3/15/21	600,000	595,461
3.650%, 3/15/23	50,000	48,732
4.150%, 3/15/28	25,000	23,258
Conagra Brands, Inc. 3.800%, 10/22/21	7,000	6,986
3.200%, 1/25/23	29,000	28,094
4.850%, 11/1/28	25,000	24,605

See Notes to Financial Statements.

1511

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Danone SA 2.589%, 11/2/23§	$600,000	$566,915
General Mills, Inc. 3.200%, 4/16/21	65,000	64,508
2.600%, 10/12/22	25,000	23,954
3.700%, 10/17/23	20,000	19,884
4.000%, 4/17/25	48,000	47,201
4.200%, 4/17/28 (x)	15,000	14,676
Hershey Co. (The) 3.375%, 5/15/23	25,000	25,188
JM Smucker Co. (The) 3.500%, 10/15/21	36,000	36,117
Kellogg Co. 4.000%, 12/15/20	29,000	29,277
2.650%, 12/1/23	50,000	47,350
Kraft Heinz Foods Co. 3.500%, 6/6/22	91,000	90,084
4.000%, 6/15/23	600,000	599,697
3.950%, 7/15/25	100,000	97,416
Tyson Foods, Inc. 4.500%, 6/15/22	91,000	93,195
3.900%, 9/28/23	30,000	29,834
3.950%, 8/15/24	115,000	114,207
3.550%, 6/2/27	70,000	65,227
5.100%, 9/28/48	30,000	28,977
Unilever Capital Corp. 3.000%, 3/7/22	100,000	99,348
2.900%, 5/5/27	100,000	95,142

		3,010,788

Household Products (0.0%)
Clorox Co. (The) 3.500%, 12/15/24	25,000	24,868
Colgate-Palmolive Co. 3.250%, 3/15/24 (x)	62,000	62,342
Kimberly-Clark Corp. 3.950%, 11/1/28	10,000	10,283
Procter & Gamble Co. (The) 1.700%, 11/3/21	125,000	121,494

		218,987

Tobacco (0.5%)
Altria Group, Inc. 4.750%, 5/5/21	45,000	45,892
2.850%, 8/9/22	65,000	62,250
4.000%, 1/31/24	120,000	117,648
BAT Capital Corp. 2.764%, 8/15/22	350,000	330,877
3.222%, 8/15/24	90,000	83,014
3.557%, 8/15/27	600,000	529,878
4.540%, 8/15/47	114,000	92,301
BAT International Finance plc 3.250%, 6/7/22§	400,000	386,995
3.500%, 6/15/22§	400,000	389,857
Imperial Brands Finance plc 2.950%, 7/21/20§	400,000	394,582
Philip Morris International, Inc. 2.625%, 2/18/22	15,000	14,517
2.625%, 3/6/23	36,000	34,576
3.250%, 11/10/24	150,000	146,047
Reynolds American, Inc. 6.875%, 5/1/20	545,000	565,736
4.450%, 6/12/25	440,000	426,377

		3,620,547

Total Consumer Staples		12,923,131

Energy (2.3%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC 3.337%, 12/15/27	100,000	91,967
Halliburton Co. 3.500%, 8/1/23	50,000	49,710
3.800%, 11/15/25	475,000	466,027
5.000%, 11/15/45	6,000	5,892
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 12/1/21§	82,666	79,360
7.350%, 12/1/26 PIK§	175,648	98,650
Odebrecht Offshore Drilling Finance Ltd.
6.720%, 12/1/22§	128,194	118,580
7.720%, 12/1/26 PIK§	476,803	123,248
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/4/19 (y)§	163,662	1,228
Patterson-UTI Energy, Inc. 3.950%, 2/1/28	50,000	45,437
Schlumberger Holdings Corp. 3.000%, 12/21/20§	133,000	131,620

		1,211,719

Oil, Gas & Consumable Fuels (2.2%)
Anadarko Petroleum Corp. 5.550%, 3/15/26	50,000	52,255
6.200%, 3/15/40	80,000	83,487
Andeavor Logistics LP 3.500%, 12/1/22	25,000	24,225
Antero Resources Corp. 5.125%, 12/1/22	170,000	160,650
5.625%, 6/1/23	180,000	171,720
Apache Corp. 3.250%, 4/15/22	21,000	20,575
2.625%, 1/15/23	63,000	59,409
5.100%, 9/1/40	50,000	45,089
4.750%, 4/15/43	145,000	124,626
BP Capital Markets America, Inc. 4.500%, 10/1/20	91,000	93,171
3.245%, 5/6/22	54,000	53,532
3.790%, 2/6/24	30,000	30,138
3.588%, 4/14/27	100,000	97,283
BP Capital Markets plc 2.500%, 11/6/22	27,000	26,066
3.814%, 2/10/24	100,000	100,915
3.279%, 9/19/27	50,000	47,591
Buckeye Partners LP 4.875%, 2/1/21	36,000	36,371
Canadian Natural Resources Ltd. 2.950%, 1/15/23	50,000	47,769
Cenovus Energy, Inc. 3.000%, 8/15/22	15,000	14,203
Chevron Corp. 2.100%, 5/16/21	50,000	49,046
2.355%, 12/5/22	27,000	26,128
3.191%, 6/24/23	75,000	74,784

See Notes to Financial Statements.

1512

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.895%, 3/3/24	$150,000	$147,075
2.954%, 5/16/26	50,000	48,164
Cimarex Energy Co. 4.375%, 6/1/24	130,000	129,015
3.900%, 5/15/27	90,000	83,506
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	128,000	123,855
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25	200,000	194,443
Columbia Pipeline Group, Inc. 3.300%, 6/1/20	100,000	99,875
Concho Resources, Inc. 4.375%, 1/15/25	50,000	49,480
3.750%, 10/1/27	280,000	263,685
Continental Resources, Inc. 5.000%, 9/15/22	183,000	181,636
4.500%, 4/15/23	567,000	560,511
3.800%, 6/1/24	70,000	66,140
4.375%, 1/15/28	20,000	18,883
Devon Energy Corp. 4.000%, 7/15/21	36,000	36,073
Diamondback Energy, Inc. 4.750%, 11/1/24§	26,000	25,090
Ecopetrol SA 5.875%, 9/18/23	75,000	77,981
Enbridge, Inc. 2.900%, 7/15/22	110,000	106,536
3.700%, 7/15/27 (x)	140,000	132,554
Encana Corp. 3.900%, 11/15/21	50,000	49,973
Energy Transfer Operating LP 5.200%, 2/1/22	54,000	55,533
4.050%, 3/15/25	100,000	93,797
Energy Transfer Partners LP 5.875%, 3/1/22	165,000	171,209
Enterprise Products Operating LLC 2.550%, 10/15/19	300,000	298,043
2.850%, 4/15/21	30,000	29,668
3.350%, 3/15/23	64,000	63,193
3.700%, 2/15/26	100,000	97,827
4.450%, 2/15/43	277,000	256,171
5.100%, 2/15/45	23,000	23,134
EOG Resources, Inc. 4.100%, 2/1/21	45,000	45,671
4.150%, 1/15/26	58,000	59,484
EQM Midstream Partners LP 4.750%, 7/15/23	25,000	24,856
EQT Corp. 3.900%, 10/1/27	50,000	43,067
Equinor ASA 2.900%, 11/8/20	60,000	59,906
3.625%, 9/10/28	100,000	99,626
Exxon Mobil Corp. 1.819%, 3/15/19	150,000	149,689
2.222%, 3/1/21	20,000	19,682
2.397%, 3/6/22	100,000	97,697
3.043%, 3/1/26	50,000	48,785
Florida Gas Transmission Co. LLC 5.450%, 7/15/20 (b)§	500,000	514,044
Hess Corp. 5.800%, 4/1/47	35,000	31,621
Husky Energy, Inc. 4.000%, 4/15/24	100,000	98,812
Kerr-McGee Corp. 6.950%, 7/1/24	300,000	336,068
Kinder Morgan Energy Partners LP 6.850%, 2/15/20	45,000	46,578
5.000%, 10/1/21	45,000	46,252
3.950%, 9/1/22	45,000	44,579
4.250%, 9/1/24	75,000	74,741
Kinder Morgan, Inc. 3.050%, 12/1/19	100,000	99,417
3.150%, 1/15/23	460,000	445,224
4.300%, 6/1/25	300,000	298,750
5.050%, 2/15/46	180,000	168,501
Marathon Oil Corp. 2.700%, 6/1/20	130,000	127,842
2.800%, 11/1/22	36,000	33,813
Marathon Petroleum Corp. 5.125%, 3/1/21	187,000	191,883
4.750%, 12/15/23§	240,000	246,015
5.125%, 12/15/26§	100,000	101,643
3.800%, 4/1/28§	15,000	14,023
5.850%, 12/15/45	75,000	72,958
MPLX LP 4.000%, 2/15/25	100,000	96,499
NGPL PipeCo LLC 4.375%, 8/15/22§	43,000	42,463
Noble Energy, Inc. 4.150%, 12/15/21	45,000	45,092
Northwest Pipeline LLC 4.000%, 4/1/27	140,000	136,109
Occidental Petroleum Corp. 3.400%, 4/15/26	100,000	97,901
Series 1 4.100%, 2/1/21	54,000	54,851
ONEOK Partners LP 3.375%, 10/1/22	36,000	35,238
Petrobras Global Finance BV 6.125%, 1/17/22	204,000	208,794
Petroleos Mexicanos 6.000%, 3/5/20	113,000	115,203
3.500%, 7/23/20	75,000	73,312
6.375%, 2/4/21	50,000	50,513
3.500%, 1/30/23	41,000	37,197
6.875%, 8/4/26	50,000	48,500
6.500%, 3/13/27	75,000	70,500
5.350%, 2/12/28	55,000	47,988
Phillips 66
(ICE LIBOR USD 3 Month + 0.60%), 3.289%, 2/26/21 (k)	600,000	598,168
4.300%, 4/1/22	73,000	74,936
Phillips 66 Partners LP 3.550%, 10/1/26	25,000	23,223
Pioneer Natural Resources Co. 3.950%, 7/15/22	46,000	45,889
4.450%, 1/15/26	450,000	454,279
Plains All American Pipeline LP 5.000%, 2/1/21	36,000	36,395
4.500%, 12/15/26	50,000	48,264

See Notes to Financial Statements.

1513

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24§		$260,138	$277,697
Rockies Express Pipeline LLC 5.625%, 4/15/20§		200,000	201,000
Sabine Pass Liquefaction LLC 5.625%, 2/1/21 (e)		75,000	77,323
5.750%, 5/15/24		310,000	322,390
5.625%, 3/1/25		270,000	278,544
5.875%, 6/30/26		640,000	678,531
Spectra Energy Partners LP 4.750%, 3/15/24		50,000	51,215
Suncor Energy, Inc. 3.600%, 12/1/24		50,000	49,063
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21 (x)		100,000	101,108
Total Capital International SA 2.875%, 2/17/22		45,000	44,573
3.750%, 4/10/24		75,000	75,458
Total Capital SA 4.125%, 1/28/21		36,000	36,803
TransCanada PipeLines Ltd. 2.500%, 8/1/22		32,000	30,698
4.250%, 5/15/28		145,000	143,139
6.100%, 6/1/40		120,000	133,359
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26		202,000	241,625
4.000%, 3/15/28		185,000	180,629
4.600%, 3/15/48		145,000	132,531
Valero Energy Corp. 6.125%, 2/1/20		66,000	67,871
3.650%, 3/15/25		107,000	102,917
3.400%, 9/15/26		68,000	62,542
Western Gas Partners LP 4.650%, 7/1/26		25,000	24,032
4.750%, 8/15/28		15,000	14,273
Williams Cos., Inc. (The) 4.125%, 11/15/20		70,000	70,584
7.875%, 9/1/21		41,000	44,760
3.700%, 1/15/23		60,000	58,549
4.500%, 11/15/23		50,000	50,710
4.300%, 3/4/24		50,000	49,350
4.550%, 6/24/24		715,000	720,438

			15,326,336

Total Energy			16,538,055

Financials (14.5%)
Banks (9.0%)
ABN AMRO Bank NV 2.650%, 1/19/21§		235,000	231,109
Australia & New Zealand Banking Group Ltd. 3.300%, 5/17/21		250,000	249,212
Banco Espirito Santo SA 4.000%, 1/21/19 (h)(m)(r)	EUR	900,000	288,729
Banco Santander SA 3.125%, 2/23/23		$200,000	188,675
3.848%, 4/12/23		200,000	193,703
Bank of America Corp. 2.625%, 4/19/21		50,000	49,187
5.000%, 5/13/21		2,000	2,074
(ICE LIBOR USD 3 Month + 0.63%), 2.328%, 10/1/21 (k)		760,000	744,293
(ICE LIBOR USD 3 Month + 0.65%), 3.046%, 10/1/21 (k)(x)		600,000	596,053
(ICE LIBOR USD 3 Month + 0.37%), 2.738%, 1/23/22 (k)		100,000	98,427
5.700%, 1/24/22		20,000	21,259
3.300%, 1/11/23		265,000	261,169
(ICE LIBOR USD 3 Month + 1.02%), 2.881%, 4/24/23 (k)		300,000	291,856
(ICE LIBOR USD 3 Month + 1.00%), 3.487%, 4/24/23 (k)		400,000	398,390
4.100%, 7/24/23		500,000	506,897
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)		2,148,000	2,085,678
4.125%, 1/22/24		62,000	62,780
(ICE LIBOR USD 3 Month + 0.79%), 3.541%, 3/5/24 (k)		300,000	294,949
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)		500,000	493,865
4.000%, 4/1/24		50,000	50,193
4.200%, 8/26/24		400,000	395,468
4.000%, 1/22/25		75,000	73,137
3.875%, 8/1/25		327,000	323,134
3.500%, 4/19/26		125,000	120,079
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)		125,000	120,156
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)		707,000	660,085
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)		30,000	29,226
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)		50,000	49,762
Series L 3.950%, 4/21/25		290,000	281,126
4.183%, 11/25/27		90,000	86,067
Bank of Montreal 2.350%, 9/11/22		100,000	96,405
2.550%, 11/6/22		27,000	26,142
Bank of Nova Scotia (The) 1.875%, 4/26/21		600,000	586,406
(ICE LIBOR USD 3 Month + 2.65%), 4.650%, 10/12/22 (k)(y)		25,000	21,844
4.500%, 12/16/25		100,000	99,204
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 3.429%, 7/20/23 (k)§		600,000	598,970
Barclays Bank plc 6.750%, 5/22/19		500,000	507,044
5.140%, 10/14/20		182,000	183,955
7.625%, 11/21/22		900,000	942,750
Barclays plc
(ICE LIBOR USD 3 Month + 2.11%), 4.728%, 8/10/21 (k)		900,000	908,076
3.684%, 1/10/23		200,000	191,416
(ICE LIBOR USD 3 Month + 1.63%), 4.039%, 1/10/23 (k)		600,000	587,548

See Notes to Financial Statements.

1514

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)		$200,000	$194,977
3.250%, 2/12/27 (m)	GBP	500,000	610,355
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)		$200,000	193,428
4.950%, 1/10/47		200,000	176,695
BB&T Corp. 2.750%, 4/1/22		200,000	196,041
3.750%, 12/6/23		25,000	25,210
2.850%, 10/26/24 (x)		25,000	23,992
BNP Paribas SA 5.000%, 1/15/21		91,000	93,981
2.950%, 5/23/22§		310,000	299,432
3.250%, 3/3/23		45,000	43,796
3.800%, 1/10/24§		200,000	194,614
Capital One NA 2.950%, 7/23/21		250,000	245,804
Citibank NA
(ICE LIBOR USD 3 Month + 0.32%), 2.861%, 5/1/20 (k)		700,000	697,902
3.050%, 5/1/20		700,000	698,740
2.850%, 2/12/21		300,000	296,658
Citigroup, Inc. 2.550%, 4/8/19		402,000	401,387
2.500%, 7/29/19		371,000	369,686
2.450%, 1/10/20		100,000	99,096
2.650%, 10/26/20		125,000	123,344
2.900%, 12/8/21		360,000	353,092
2.750%, 4/25/22		750,000	729,058
(ICE LIBOR USD 3 Month + 0.96%), 3.450%, 4/25/22 (k)		700,000	690,811
2.700%, 10/27/22		50,000	48,220
3.375%, 3/1/23		50,000	49,255
(ICE LIBOR USD 3 Month + 0.95%), 2.876%, 7/24/23 (k)		105,000	101,593
3.875%, 10/25/23		75,000	74,976
(ICE LIBOR USD 3 Month + 1.02%), 3.761%, 6/1/24 (k)		500,000	489,670
3.750%, 6/16/24		155,000	153,479
4.000%, 8/5/24		50,000	49,270
4.400%, 6/10/25		212,000	209,543
3.400%, 5/1/26		100,000	94,266
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)		65,000	62,626
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)		125,000	118,675
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)		250,000	243,407
Citizens Bank NA 2.250%, 3/2/20		295,000	291,461
2.650%, 5/26/22		300,000	291,439
Citizens Financial Group, Inc. 2.375%, 7/28/21		30,000	29,123
Cooperatieve Rabobank UA
(ICE LIBOR USD 3 Month + 0.43%), 2.938%, 4/26/21 (k)		400,000	398,918
3.875%, 2/8/22		91,000	91,373
2.750%, 1/10/23 (x)		250,000	242,293
Credit Agricole SA 3.750%, 4/24/23§		500,000	489,195
Credit Suisse Group Funding Guernsey Ltd. 2.750%, 3/26/20		250,000	247,065
3.800%, 9/15/22		500,000	494,767
3.750%, 3/26/25		1,000,000	957,534
4.550%, 4/17/26		250,000	248,633
Discover Bank 4.200%, 8/8/23		500,000	496,158
Fifth Third Bancorp 2.875%, 7/27/20		100,000	99,483
Fifth Third Bank 2.250%, 6/14/21		300,000	292,667
HSBC Bank USA NA 4.875%, 8/24/20		182,000	186,056
HSBC Holdings plc 5.100%, 4/5/21		200,000	205,907
2.650%, 1/5/22		200,000	194,372
4.000%, 3/30/22		91,000	91,927
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)		200,000	195,245
4.300%, 3/8/26		200,000	196,405
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)		200,000	196,171
(USD ICE Swap Rate 5 Year + 3.75%), 6.000%, 5/22/27 (k)(y)		210,000	190,575
Huntington Bancshares, Inc. 7.000%, 12/15/20		9,000	9,609
3.150%, 3/14/21		100,000	99,478
Huntington National Bank (The) 3.250%, 5/14/21		250,000	249,662
Industrial & Commercial Bank of China Ltd.
2.957%, 11/8/22		250,000	243,994
ING Groep NV 4.100%, 10/2/23		345,000	344,851
Intesa Sanpaolo SpA 3.125%, 7/14/22§		300,000	277,061
5.017%, 6/26/24§		209,000	187,985
JPMorgan Chase & Co. 2.750%, 6/23/20		550,000	546,890
4.400%, 7/22/20		82,000	83,539
2.550%, 3/1/21		95,000	93,547
4.625%, 5/10/21		340,000	348,752
(ICE LIBOR USD 3 Month + 0.61%), 3.411%, 6/18/22 (k)		600,000	593,612
(ICE LIBOR USD 3 Month + 0.61%), 3.514%, 6/18/22 (k)		800,000	800,676
3.250%, 9/23/22		64,000	63,363
2.972%, 1/15/23		390,000	379,610
3.200%, 1/25/23		54,000	53,208
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)		50,000	48,389

See Notes to Financial Statements.

1515

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
2.700%, 5/18/23		$50,000	$47,959
3.875%, 2/1/24		100,000	100,448
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24 (k)		404,000	404,607
3.875%, 9/10/24		50,000	49,359
(ICE LIBOR USD 3 Month + 1.00%), 4.023%, 12/5/24 (k)		435,000	438,183
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		55,000	53,126
3.900%, 7/15/25		100,000	99,487
2.950%, 10/1/26		100,000	92,335
4.125%, 12/15/26		125,000	122,064
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		255,000	248,385
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)		175,000	166,673
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)		100,000	101,365
(ICE LIBOR USD 3 Month + 1.36%), 3.882%, 7/24/38 (k)		200,000	182,058
KeyCorp 4.150%, 10/29/25		45,000	45,550
Korea Development Bank (The) 4.625%, 11/16/21		50,000	51,855
Kreditanstalt fuer Wiederaufbau
4.000%, 1/27/20		91,000	92,168
1.750%, 3/31/20		225,000	222,326
1.875%, 6/30/20		125,000	123,479
2.750%, 9/8/20		57,000	57,031
2.750%, 10/1/20		100,000	100,071
1.875%, 12/15/20		50,000	49,229
1.500%, 6/15/21		100,000	97,193
1.750%, 9/15/21		50,000	48,787
2.000%, 11/30/21 (x)		150,000	147,160
2.625%, 1/25/22		91,000	90,818
2.125%, 6/15/22		100,000	98,120
2.375%, 12/29/22		135,000	133,305
2.125%, 1/17/23 (x)		118,000	115,373
2.500%, 11/20/24		125,000	123,133
2.875%, 4/3/28 (x)		90,000	89,834
Landwirtschaftliche Rentenbank
2.000%, 1/13/25		75,000	71,841
1.750%, 7/27/26		75,000	69,451
Series 37 2.500%, 11/15/27		50,000	48,652
Lloyds Bank plc 3.300%, 5/7/21		200,000	198,273
Lloyds Banking Group plc 4.500%, 11/4/24		200,000	193,946
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 3.385%, 3/7/25 (k)	AUD	700,000	476,055
4.000%, 3/7/25		800,000	559,740
4.450%, 5/8/25		$770,000	752,938
4.650%, 3/24/26		310,000	295,215
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		250,000	246,329
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		200,000	197,692
3.535%, 7/26/21		65,000	65,153
2.998%, 2/22/22		72,000	70,964
2.665%, 7/25/22		50,000	48,622
3.455%, 3/2/23		1,115,000	1,110,694
(ICE LIBOR USD 3 Month + 0.74%), 3.478%, 3/2/23 (k)		500,000	491,744
3.761%, 7/26/23		50,000	50,236
Mizuho Financial Group, Inc. 2.632%, 4/12/21§		200,000	196,287
2.953%, 2/28/22		730,000	716,322
2.601%, 9/11/22		200,000	193,321
3.549%, 3/5/23		500,000	498,929
(ICE LIBOR USD 3 Month + 1.00%), 3.922%, 9/11/24 (k)		235,000	236,509
3.663%, 2/28/27		200,000	196,508
MUFG Americas Holdings Corp. 3.500%, 6/18/22		45,000	44,972
National Australia Bank Ltd. 1.875%, 7/12/21		250,000	240,684
3.625%, 6/20/23		500,000	500,150
Nordea Bank AB 2.125%, 5/29/20§		205,000	201,008
Oesterreichische Kontrollbank AG 1.500%, 10/21/20		75,000	73,497
2.875%, 9/7/21		25,000	25,120
3.125%, 11/7/23		50,000	50,800
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 3.090%, 5/17/21 (k)§		500,000	499,378
PNC Bank NA 2.625%, 2/17/22		125,000	121,879
4.050%, 7/26/28		250,000	250,577
PNC Financial Services Group, Inc. (The)
4.375%, 8/11/20		36,000	36,614
3.900%, 4/29/24		75,000	74,202
Regions Financial Corp. 3.200%, 2/8/21		50,000	49,642
Royal Bank of Canada 2.125%, 3/2/20		100,000	98,946
2.350%, 10/30/20		100,000	98,688
4.650%, 1/27/26		75,000	77,113
Royal Bank of Scotland Group plc 6.125%, 12/15/22		45,000	45,915
(ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)		270,000	258,934
6.100%, 6/10/23		20,000	20,251
3.875%, 9/12/23		700,000	669,666
6.000%, 12/19/23		40,000	40,436
5.125%, 5/28/24		40,000	38,754
Santander Holdings USA, Inc. 3.400%, 1/18/23		50,000	48,107
4.500%, 7/17/25		50,000	49,048

See Notes to Financial Statements.

1516

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Santander UK Group Holdings plc 2.875%, 10/16/20	$150,000	$147,175
2.875%, 8/5/21	846,000	819,496
Santander UK plc 5.000%, 11/7/23§	240,000	236,001
4.000%, 3/13/24	50,000	50,024
Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 3 Month + 0.43%), 3.070%, 5/17/21 (k)§	500,000	496,466
3.250%, 5/17/21§	500,000	498,472
Societe Generale SA 4.250%, 9/14/23 (b)§	500,000	493,822
Standard Chartered plc
(ICE LIBOR USD 3 Month + 1.15%), 4.247%, 1/20/23 (b)(k)§	765,000	755,354
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21	100,000	99,048
2.784%, 7/12/22	100,000	97,252
2.778%, 10/18/22	25,000	24,262
3.784%, 3/9/26	100,000	98,761
3.364%, 7/12/27	100,000	96,274
3.352%, 10/18/27 (x)	100,000	96,130
Sumitomo Mitsui Trust Bank Ltd. 2.050%, 3/6/19§	1,000,000	997,961
1.950%, 9/19/19§	600,000	594,533
SunTrust Bank 2.450%, 8/1/22	100,000	96,283
4.050%, 11/3/25	20,000	20,292
SunTrust Banks, Inc. 4.000%, 5/1/25	80,000	79,405
Svenska Handelsbanken AB 3.350%, 5/24/21	500,000	499,540
Toronto-Dominion Bank (The) 3.150%, 9/17/20	50,000	50,123
2.500%, 12/14/20	100,000	99,094
3.350%, 10/22/21§	600,000	604,611
2.500%, 1/18/22§	700,000	688,180
3.500%, 7/19/23	75,000	75,007
UBS Group Funding Switzerland AG
2.950%, 9/24/20§	425,000	419,479
2.650%, 2/1/22§	400,000	387,796
(ICE LIBOR USD 3 Month + 0.95%), 2.859%, 8/15/23 (k)§	360,000	345,228
4.125%, 9/24/25§	200,000	199,823
UniCredit SpA 7.830%, 12/4/23§	1,000,000	1,045,607
(USD ICE Swap Rate 5 Year + 3.70%), 5.861%, 6/19/32 (k)§	203,000	178,315
US Bancorp 2.950%, 7/15/22	209,000	206,346
3.700%, 1/30/24	75,000	75,391
Series V 2.375%, 7/22/26	150,000	137,165
US Bank NA 3.150%, 4/26/21	600,000	598,699
2.850%, 1/23/23	250,000	244,913
Wells Fargo & Co. 2.600%, 7/22/20	67,000	66,328
2.550%, 12/7/20	162,000	159,748
2.500%, 3/4/21	385,000	378,134
4.600%, 4/1/21	75,000	76,971
2.100%, 7/26/21	600,000	579,940
(ICE LIBOR USD 3 Month + 0.93%), 3.548%, 2/11/22 (k)	400,000	399,193
3.500%, 3/8/22	101,000	100,564
2.625%, 7/22/22	265,000	255,149
3.000%, 2/19/25	100,000	94,683
3.550%, 9/29/25	100,000	97,064
3.000%, 4/22/26	50,000	46,587
3.000%, 10/23/26	100,000	92,692
4.300%, 7/22/27	100,000	98,279
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	75,000	72,001
3.900%, 5/1/45	99,000	90,694
Series M 3.450%, 2/13/23	54,000	52,938
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.49%), 3.325%, 7/23/21 (k)	250,000	249,762
(ICE LIBOR USD 3 Month + 0.51%), 2.987%, 10/22/21 (k)	400,000	395,264
3.550%, 8/14/23	600,000	597,861
Westpac Banking Corp. 2.100%, 5/13/21	50,000	48,562
2.800%, 1/11/22	100,000	98,156
2.500%, 6/28/22	50,000	48,338
2.700%, 8/19/26	75,000	69,097

		63,212,186

Capital Markets (2.5%)
Affiliated Managers Group, Inc. 4.250%, 2/15/24	50,000	50,586
Ameriprise Financial, Inc. 5.300%, 3/15/20	36,000	36,927
Ares Capital Corp. 3.625%, 1/19/22	50,000	48,525
Bank of New York Mellon Corp. (The)
2.600%, 8/17/20	450,000	446,764
(ICE LIBOR USD 3 Month + 0.87%), 3.510%, 8/17/20 (k)	400,000	403,357
4.150%, 2/1/21	36,000	36,735
3.450%, 8/11/23	100,000	100,067
2.450%, 8/17/26 (x)	75,000	69,048
Series 0012 3.650%, 2/4/24	50,000	50,381
BlackRock, Inc. 3.500%, 3/18/24	50,000	50,215
Brookfield Finance, Inc. 3.900%, 1/25/28	50,000	47,119
Charles Schwab Corp. (The) 2.650%, 1/25/23	50,000	48,353
3.850%, 5/21/25	50,000	50,466
CME Group, Inc. 3.000%, 3/15/25	75,000	72,868
3.750%, 6/15/28	10,000	10,107
Credit Suisse AG 4.375%, 8/5/20	146,000	148,710

See Notes to Financial Statements.

1517

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Credit Suisse Group AG
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§	$600,000	$594,926
4.282%, 1/9/28§	250,000	241,123
Deutsche Bank AG
(ICE LIBOR USD 3 Month + 1.91%), 4.528%, 5/10/19 (k)(x)	300,000	299,886
2.700%, 7/13/20	900,000	874,216
(ICE LIBOR USD 3 Month + 0.97%), 3.406%, 7/13/20 (k)	400,000	391,158
2.950%, 8/20/20 (x)	139,000	134,978
3.150%, 1/22/21	100,000	96,555
4.250%, 2/4/21	150,000	147,465
4.250%, 10/14/21	775,000	762,231
3.300%, 11/16/22	700,000	645,252
3.950%, 2/27/23	400,000	375,502
E*TRADE Financial Corp. 4.500%, 6/20/28	25,000	24,575
Goldman Sachs & Co. LLC
(ICE LIBOR USD 3 Month + 0.44%), 3.056%, 2/8/19 (k)(r)	1,000,000	749,532
Goldman Sachs Group, Inc. (The) 5.375%, 3/15/20	127,000	129,956
(ICE LIBOR USD 3 Month + 1.16%), 3.637%, 4/23/20 (k)	500,000	501,450
2.750%, 9/15/20	59,000	58,414
(ICE LIBOR USD 3 Month + 1.20%), 3.988%, 9/15/20 (k)	500,000	502,723
2.600%, 12/27/20	100,000	97,963
5.250%, 7/27/21	132,000	136,708
2.350%, 11/15/21	295,000	284,324
5.750%, 1/24/22	75,000	78,480
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	475,000	460,537
3.200%, 2/23/23	500,000	483,319
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	100,000	95,734
(ICE LIBOR USD 3 Month + 0.99%), 2.905%, 7/24/23 (k)	200,000	190,517
4.000%, 3/3/24	92,000	90,803
3.500%, 1/23/25	100,000	94,142
3.750%, 5/22/25	100,000	95,428
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	100,000	93,655
(ICE LIBOR USD 3 Month + 1.17%), 3.786%, 5/15/26 (k)	645,000	617,854
3.500%, 11/16/26	65,000	59,759
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	300,000	280,467
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	180,000	173,394
Intercontinental Exchange, Inc. 2.750%, 12/1/20	100,000	99,328
3.450%, 9/21/23	5,000	5,016
4.000%, 10/15/23	70,000	71,608
3.750%, 12/1/25	30,000	30,099
3.750%, 9/21/28	40,000	39,820
Jefferies Group LLC 5.125%, 1/20/23	18,000	18,432
Lazard Group LLC 4.250%, 11/14/20 (x)	24,000	24,345
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13 (h)	5,000,000	50,000
Series 1 0.000%, 12/30/16 (h)	10,200,000	95,625
Moody’s Corp. 3.250%, 6/7/21	25,000	24,907
2.750%, 12/15/21	149,000	145,730
Morgan Stanley 2.650%, 1/27/20	150,000	149,072
2.500%, 4/21/21	45,000	44,109
5.500%, 7/28/21	27,000	28,311
2.625%, 11/17/21	80,000	78,015
(ICE LIBOR USD 3 Month + 1.18%), 3.649%, 1/20/22 (k)	600,000	599,633
2.750%, 5/19/22	235,000	228,492
3.125%, 1/23/23	200,000	195,181
3.750%, 2/25/23	54,000	53,926
4.100%, 5/22/23	27,000	27,021
3.700%, 10/23/24	100,000	98,332
4.000%, 7/23/25	80,000	79,042
3.875%, 1/27/26	65,000	63,246
3.125%, 7/27/26	625,000	576,558
6.250%, 8/9/26	250,000	277,665
3.625%, 1/20/27	100,000	94,914
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	200,000	190,033
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	410,000	391,721
(ICE LIBOR USD 3 Month + 1.46%), 3.971%, 7/22/38 (k)	70,000	63,765
Series 3NC2
(ICE LIBOR USD 3 Month + 0.80%), 3.414%, 2/14/20 (k)	200,000	200,649
Series F 3.875%, 4/29/24	75,000	74,648
Nasdaq, Inc. 3.850%, 6/30/26	100,000	96,361
Nomura Holdings, Inc. 6.700%, 3/4/20	37,000	38,440
Northern Trust Corp. 3.450%, 11/4/20	36,000	36,193
(ICE LIBOR USD 3 Month + 1.13%), 3.375%, 5/8/32 (k)	105,000	97,384
Nuveen LLC 4.000%, 11/1/28§	45,000	45,823
S&P Global, Inc. 4.000%, 6/15/25	30,000	30,476
State Street Corp. 2.650%, 5/19/26	70,000	65,494
TD Ameritrade Holding Corp. 3.750%, 4/1/24	25,000	25,350
3.300%, 4/1/27	30,000	28,440
UBS AG
(ICE LIBOR USD 3 Month + 0.58%), 3.347%, 6/8/20 (k)§	600,000	600,596
4.875%, 8/4/20	170,000	174,005
2.450%, 12/1/20§	400,000	392,920
7.625%, 8/17/22	400,000	426,500

		17,710,479

See Notes to Financial Statements.

1518

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Consumer Finance (1.7%)
AerCap Ireland Capital DAC 4.625%, 10/30/20		$230,000	$231,471
3.500%, 5/26/22		150,000	145,522
4.125%, 7/3/23		150,000	146,397
Ally Financial, Inc. 8.000%, 3/15/20		804,000	832,140
American Express Co. 2.200%, 10/30/20		50,000	49,060
3.375%, 5/17/21		500,000	500,691
3.700%, 11/5/21		50,000	50,452
3.400%, 2/27/23		25,000	24,774
3.700%, 8/3/23		280,000	281,249
3.000%, 10/30/24		25,000	23,944
American Express Credit Corp. 2.250%, 8/15/19		198,000	197,081
3.300%, 5/3/27		65,000	62,944
American Honda Finance Corp. 1.950%, 7/20/20		100,000	98,337
2.450%, 9/24/20		50,000	49,499
Capital One Financial Corp. 2.400%, 10/30/20		136,000	133,681
3.450%, 4/30/21		105,000	104,819
3.300%, 10/30/24		100,000	94,225
3.750%, 3/9/27		45,000	41,797
Caterpillar Financial Services Corp. 1.700%, 8/9/21		50,000	48,112
3.150%, 9/7/21		80,000	80,132
Discover Financial Services 5.200%, 4/27/22		27,000	27,845
3.950%, 11/6/24		75,000	73,613
4.100%, 2/9/27		92,000	85,604
Ford Motor Credit Co. LLC 2.681%, 1/9/20		200,000	196,987
2.459%, 3/27/20		600,000	586,893
2.425%, 6/12/20		400,000	388,850
(ICE LIBOR USD 3 Month + 0.93%), 3.754%, 9/24/20 (k)		600,000	591,548
5.750%, 2/1/21		400,000	407,654
3.336%, 3/18/21		320,000	310,163
5.875%, 8/2/21		182,000	186,572
3.219%, 1/9/22		280,000	263,766
4.250%, 9/20/22		200,000	192,217
4.389%, 1/8/26		200,000	180,501
General Motors Financial Co., Inc. 3.100%, 1/15/19		36,000	35,996
3.200%, 7/13/20		700,000	691,959
2.450%, 11/6/20		50,000	48,529
4.200%, 3/1/21		125,000	124,944
3.200%, 7/6/21		545,000	531,679
4.200%, 11/6/21		180,000	179,117
3.450%, 1/14/22		100,000	97,255
3.450%, 4/10/22		80,000	77,476
3.150%, 6/30/22		280,000	267,292
3.500%, 11/7/24		50,000	45,836
4.000%, 1/15/25		223,000	209,027
5.250%, 3/1/26		50,000	49,134
4.000%, 10/6/26		75,000	67,370
Harley-Davidson Financial Services, Inc.
3.550%, 5/21/21§		500,000	497,072
John Deere Capital Corp. 3.150%, 10/15/21		54,000	54,076
2.700%, 1/6/23		250,000	243,551
2.650%, 6/24/24		25,000	23,995
LeasePlan Corp. NV 2.875%, 1/22/19§		500,000	499,765
Navient Corp. 4.875%, 6/17/19		275,000	273,969
8.000%, 3/25/20		100,000	101,660
PACCAR Financial Corp. 2.050%, 11/13/20		25,000	24,575
Springleaf Finance Corp. 5.250%, 12/15/19		400,000	400,200
Synchrony Financial 2.600%, 1/15/19		76,000	75,999
2.700%, 2/3/20		48,000	47,189
4.250%, 8/15/24		37,000	33,706
3.700%, 8/4/26		50,000	42,527
Toyota Motor Credit Corp. 1.950%, 4/17/20		50,000	49,310
1.900%, 4/8/21		100,000	97,513
2.750%, 5/17/21		50,000	49,586
3.400%, 9/15/21		54,000	54,377
3.200%, 1/11/27		100,000	97,296
3.050%, 1/11/28		40,000	38,563

			11,819,083

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc. 2.200%, 3/15/21		20,000	19,712
3.000%, 2/11/23 (x)		75,000	74,361
3.125%, 3/15/26		35,000	33,958
Block Financial LLC 5.500%, 11/1/22		36,000	36,903
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		114,761	115,771
GE Capital European Funding Unlimited Co.
2.250%, 7/20/20 (m)	EUR	400,000	468,243
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20		$200,000	192,890
4.418%, 11/15/35		210,000	176,440
Jefferies Finance LLC 7.500%, 4/15/21§		500,000	498,750
National Rural Utilities Cooperative Finance Corp.
2.900%, 3/15/21		20,000	19,898
(ICE LIBOR USD 3 Month + 0.38%), 3.178%, 6/30/21 (k)		600,000	599,659
2.850%, 1/27/25		100,000	96,455
NTT Finance Corp. 1.900%, 7/21/21 (m)		400,000	387,498
Private Export Funding Corp.
Series II 2.050%, 11/15/22		46,000	44,909
Series LL 2.250%, 3/15/20		75,000	74,662

See Notes to Financial Statements.

1519

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Shell International Finance BV 4.375%, 3/25/20	$36,000	$36,615
2.125%, 5/11/20	75,000	74,123
2.375%, 8/21/22	36,000	34,653
2.250%, 1/6/23	135,000	130,212
3.400%, 8/12/23	75,000	75,652
3.250%, 5/11/25	30,000	29,587
2.875%, 5/10/26	50,000	47,915
2.500%, 9/12/26	50,000	46,607
3.625%, 8/21/42	51,000	45,857
Voya Financial, Inc. 3.650%, 6/15/26	50,000	47,321
Woodside Finance Ltd. 3.650%, 3/5/25§	5,000	4,836

		3,413,487

Insurance (0.6%)
Aflac, Inc. 3.625%, 11/15/24	125,000	124,600
Ambac LSNI LLC
(ICE LIBOR USD 3 Month + 5.00%, 6.00% Floor), 7.803%, 2/12/23 (k)§	354,996	354,996
American Financial Group, Inc. 3.500%, 8/15/26	15,000	14,092
American International Group, Inc. 6.400%, 12/15/20	91,000	96,012
4.875%, 6/1/22	36,000	37,254
3.750%, 7/10/25	500,000	479,750
4.200%, 4/1/28	25,000	24,114
Aon Corp. 5.000%, 9/30/20	36,000	37,010
4.500%, 12/15/28	180,000	181,795
Aon plc 4.750%, 5/15/45	24,000	23,387
Assurant, Inc. 4.200%, 9/27/23	600,000	598,012
AXIS Specialty Finance LLC 5.875%, 6/1/20	27,000	27,779
Berkshire Hathaway Finance Corp. 4.250%, 1/15/21	54,000	55,360
Brighthouse Financial, Inc. 3.700%, 6/22/27	50,000	42,316
Chubb INA Holdings, Inc. 3.350%, 5/3/26	75,000	73,265
CNA Financial Corp. 5.875%, 8/15/20	54,000	55,976
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	50,000	48,936
Hartford Financial Services Group, Inc. (The)
5.500%, 3/30/20	36,000	36,924
4.300%, 4/15/43	20,000	18,767
Jackson National Life Global Funding
(ICE LIBOR USD 3 Month + 0.48%), 3.251%, 6/11/21 (k)§	600,000	598,101
Lincoln National Corp. 4.000%, 9/1/23	15,000	15,206
Loews Corp. 3.750%, 4/1/26	50,000	49,284
Markel Corp. 3.500%, 11/1/27	25,000	23,472
Marsh & McLennan Cos., Inc. 4.800%, 7/15/21	36,000	37,277
4.050%, 10/15/23	35,000	35,437
3.500%, 6/3/24	160,000	157,439
3.500%, 3/10/25	45,000	44,070
3.750%, 3/14/26	6,000	5,898
4.350%, 1/30/47	11,000	10,306
4.200%, 3/1/48	60,000	54,172
MetLife, Inc. 4.750%, 2/8/21	38,000	39,111
4.125%, 8/13/42	30,000	28,127
New York Life Global Funding 2.900%, 1/17/24§	400,000	388,175
Principal Financial Group, Inc. 4.300%, 11/15/46	25,000	23,056
Progressive Corp. (The) 3.750%, 8/23/21	46,000	46,539
Prudential Financial, Inc. 3.500%, 5/15/24	50,000	50,149
3.878%, 3/27/28	100,000	99,619
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	27,000	27,135
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)(x)	70,000	59,500
Sompo International Holdings Ltd. 4.700%, 10/15/22	36,000	36,693
Travelers Cos., Inc. (The) 4.600%, 8/1/43	73,000	76,196
Trinity Acquisition plc 4.400%, 3/15/26	105,000	104,695
Unum Group 5.625%, 9/15/20	36,000	37,077
Willis North America, Inc. 3.600%, 5/15/24	123,000	120,167

		4,497,246

Thrifts & Mortgage Finance (0.2%)
BPCE SA 2.750%, 12/2/21	250,000	243,679
3.000%, 5/22/22§	250,000	242,704
4.000%, 9/12/23§	600,000	584,253
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§	600,000	577,594

		1,648,230

Total Financials		102,300,711

Health Care (2.7%)
Biotechnology (0.5%)
AbbVie, Inc. 2.500%, 5/14/20	100,000	98,958
2.300%, 5/14/21	20,000	19,514
2.900%, 11/6/22	573,000	557,530
3.750%, 11/14/23	60,000	59,616
3.600%, 5/14/25	245,000	234,965

See Notes to Financial Statements.

1520

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.250%, 11/14/28	$55,000	$53,453
4.500%, 5/14/35	109,000	101,804
4.400%, 11/6/42	50,000	44,824
Amgen, Inc. 2.125%, 5/1/20	50,000	49,340
3.450%, 10/1/20	54,000	54,209
2.650%, 5/11/22	100,000	97,740
3.625%, 5/15/22	45,000	45,353
3.625%, 5/22/24	50,000	49,832
4.400%, 5/1/45	59,000	55,063
Baxalta, Inc. 4.000%, 6/23/25	38,000	37,452
5.250%, 6/23/45	15,000	15,880
Biogen, Inc. 2.900%, 9/15/20	100,000	99,251
Celgene Corp. 3.950%, 10/15/20	10,000	10,090
2.875%, 2/19/21	500,000	493,754
2.250%, 8/15/21	500,000	484,228
3.250%, 8/15/22	60,000	58,886
3.550%, 8/15/22	50,000	49,642
2.750%, 2/15/23	50,000	47,808
3.250%, 2/20/23	85,000	82,835
3.875%, 8/15/25	100,000	96,274
3.900%, 2/20/28	50,000	46,880
Gilead Sciences, Inc. 2.350%, 2/1/20	50,000	49,681
2.550%, 9/1/20	50,000	49,564
4.500%, 4/1/21	54,000	55,679
1.950%, 3/1/22	15,000	14,438
2.500%, 9/1/23	72,000	69,344
3.650%, 3/1/26	125,000	122,564
4.600%, 9/1/35	26,000	25,881
5.650%, 12/1/41	60,000	66,600
4.500%, 2/1/45	59,000	56,303
4.150%, 3/1/47	108,000	99,408

		3,654,643

Health Care Equipment & Supplies (0.4%)
Abbott Laboratories 2.900%, 11/30/21	50,000	49,414
3.400%, 11/30/23	35,000	34,888
2.950%, 3/15/25	100,000	95,374
3.875%, 9/15/25	22,000	22,280
3.750%, 11/30/26	231,000	228,081
Baxter International, Inc. 1.700%, 8/15/21	10,000	9,582
Becton Dickinson and Co. 2.133%, 6/6/19	325,000	321,945
2.675%, 12/15/19	55,000	54,472
2.404%, 6/5/20	20,000	19,714
3.250%, 11/12/20	54,000	53,706
2.894%, 6/6/22	320,000	309,891
3.300%, 3/1/23	70,000	68,447
3.700%, 6/6/27	50,000	47,325
4.685%, 12/15/44	21,000	19,854
Boston Scientific Corp. 6.000%, 1/15/20	36,000	36,870
3.375%, 5/15/22	1,000,000	998,391
Edwards Lifesciences Corp. 4.300%, 6/15/28	25,000	25,300
Medtronic, Inc. 3.150%, 3/15/22	100,000	99,675
3.500%, 3/15/25	145,000	144,587
4.375%, 3/15/35	195,000	199,566
Stryker Corp. 4.375%, 1/15/20	36,000	36,575
3.500%, 3/15/26	50,000	48,214
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20	100,000	98,902

		3,023,053

Health Care Providers & Services (0.9%)
Aetna, Inc. 2.800%, 6/15/23	100,000	95,220
4.500%, 5/15/42	68,000	62,380
4.125%, 11/15/42	33,000	29,141
4.750%, 3/15/44	31,000	29,506
AHS Hospital Corp. 5.024%, 7/1/45	92,000	102,484
AmerisourceBergen Corp. 3.450%, 12/15/27	50,000	46,572
Anthem, Inc. 4.350%, 8/15/20	118,000	120,033
2.950%, 12/1/22	100,000	97,455
3.500%, 8/15/24	10,000	9,921
4.101%, 3/1/28	50,000	49,143
Cardinal Health, Inc. 3.500%, 11/15/24	50,000	48,587
3.410%, 6/15/27	75,000	68,244
Centene Corp. 5.375%, 6/1/26§	400,000	391,120
Cigna Corp. 3.200%, 9/17/20§	365,000	363,416
3.400%, 9/17/21§	20,000	19,930
3.750%, 7/15/23§	55,000	54,810
4.375%, 10/15/28§	40,000	40,205
Cigna Holding Co. 5.125%, 6/15/20	39,000	39,969
3.250%, 4/15/25	189,000	179,539
Coventry Health Care, Inc. 5.450%, 6/15/21	28,000	28,980
CVS Health Corp. 3.125%, 3/9/20	500,000	498,940
2.800%, 7/20/20	80,000	79,281
3.350%, 3/9/21	160,000	159,297
3.700%, 3/9/23	805,000	798,624
4.000%, 12/5/23	155,000	155,673
3.375%, 8/12/24	75,000	72,344
4.100%, 3/25/25	180,000	178,898
3.875%, 7/20/25	80,000	77,709
4.300%, 3/25/28	140,000	136,726
4.780%, 3/25/38	45,000	43,356
5.125%, 7/20/45	265,000	259,564
5.050%, 3/25/48	130,000	126,608
Express Scripts Holding Co. 3.000%, 7/15/23	100,000	96,202
3.500%, 6/15/24	50,000	48,706
HCA, Inc. 6.500%, 2/15/20	170,000	174,250
Humana, Inc. 3.850%, 10/1/24	50,000	50,014

See Notes to Financial Statements.

1521

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Laboratory Corp. of America Holdings
2.625%, 2/1/20	$40,000	$39,685
4.625%, 11/15/20	45,000	45,957
3.750%, 8/23/22	20,000	20,126
McKesson Corp. 2.700%, 12/15/22	27,000	26,022
2.850%, 3/15/23	36,000	34,786
3.796%, 3/15/24	50,000	49,515
Medco Health Solutions, Inc. 4.125%, 9/15/20	45,000	45,504
Mercy Health
Series 2018 4.302%, 7/1/28	12,000	12,276
Montefiore Obligated Group
Series 18-C 5.246%, 11/1/48	53,000	51,557
Quest Diagnostics, Inc. 3.450%, 6/1/26	30,000	28,958
SSM Health Care Corp.
Series 2018 3.688%, 6/1/23	103,000	103,911
Sutter Health
Series 2018 3.695%, 8/15/28	13,000	13,000
UnitedHealth Group, Inc. 2.700%, 7/15/20	30,000	29,858
2.875%, 3/15/23	27,000	26,516
3.750%, 7/15/25	165,000	166,502
3.700%, 12/15/25	50,000	50,246
3.100%, 3/15/26	30,000	29,079
3.450%, 1/15/27	50,000	49,620
2.950%, 10/15/27	100,000	94,884
3.850%, 6/15/28	20,000	20,242
4.625%, 7/15/35	16,000	16,924
3.950%, 10/15/42	63,000	60,558
4.200%, 1/15/47	26,000	25,562
3.750%, 10/15/47	10,000	9,091
4.450%, 12/15/48	20,000	20,380

		5,903,606

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc. 3.050%, 9/22/26	60,000	56,049
Life Technologies Corp. 6.000%, 3/1/20	36,000	36,985
Thermo Fisher Scientific, Inc. 3.300%, 2/15/22	50,000	49,818
3.150%, 1/15/23	40,000	39,162
3.000%, 4/15/23	180,000	175,440
2.950%, 9/19/26	229,000	213,891

		571,345

Pharmaceuticals (0.8%)
Allergan Finance LLC 3.250%, 10/1/22	886,000	863,859
Allergan Funding SCS 3.000%, 3/12/20	100,000	99,604
3.800%, 3/15/25	549,000	535,998
Allergan, Inc. 3.375%, 9/15/20	45,000	44,896
AstraZeneca plc 2.375%, 11/16/20	75,000	73,622
3.125%, 6/12/27	75,000	69,808
Bayer US Finance II LLC 4.250%, 12/15/25§	600,000	580,924
3.600%, 7/15/42§	71,000	51,890
Eli Lilly & Co. 3.100%, 5/15/27	24,000	23,331
GlaxoSmithKline Capital plc 2.850%, 5/8/22	190,000	187,641
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23	36,000	35,429
3.875%, 5/15/28	40,000	40,630
Johnson & Johnson 2.950%, 9/1/20	36,000	36,142
2.450%, 12/5/21	25,000	24,717
2.625%, 1/15/25	70,000	67,276
2.450%, 3/1/26	140,000	131,640
3.625%, 3/3/37	15,000	14,392
Merck & Co., Inc. 2.400%, 9/15/22	27,000	26,356
2.800%, 5/18/23	62,000	61,109
2.750%, 2/10/25	50,000	48,394
3.600%, 9/15/42	10,000	9,436
Mylan NV 3.750%, 12/15/20	300,000	299,963
3.150%, 6/15/21	50,000	48,990
3.950%, 6/15/26	50,000	45,097
Novartis Capital Corp. 2.400%, 5/17/22	100,000	97,785
3.400%, 5/6/24	50,000	50,248
Pfizer, Inc. 1.950%, 6/3/21	125,000	122,476
3.400%, 5/15/24	50,000	50,254
2.750%, 6/3/26	50,000	47,813
3.600%, 9/15/28	25,000	25,020
Sanofi 4.000%, 3/29/21	36,000	36,761
3.625%, 6/19/28	25,000	25,037
Shire Acquisitions Investments Ireland DAC
1.900%, 9/23/19	320,000	315,688
2.400%, 9/23/21	160,000	154,633
3.200%, 9/23/26	167,000	150,695
Takeda Pharmaceutical Co. Ltd. 4.400%, 11/26/23§	50,000	50,484
5.000%, 11/26/28§	200,000	203,836
Teva Pharmaceutical Finance Netherlands III BV
6.000%, 4/15/24	600,000	576,000
Wyeth LLC 6.450%, 2/1/24	15,000	17,075
5.950%, 4/1/37	95,000	114,356
Zoetis, Inc. 3.000%, 9/12/27	50,000	46,325

		5,505,630

Total Health Care		18,658,277

Industrials (2.1%)
Aerospace & Defense (0.7%)
Arconic, Inc. 5.400%, 4/15/21	170,000	172,125

See Notes to Financial Statements.

1522

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
BAE Systems Holdings, Inc. 2.850%, 12/15/20§	$121,000	$119,224
3.800%, 10/7/24§	60,000	59,462
3.850%, 12/15/25§	85,000	84,441
4.750%, 10/7/44§	7,000	6,985
Boeing Co. (The) 2.350%, 10/30/21	62,000	61,110
3.450%, 11/1/28	25,000	24,742
6.125%, 2/15/33	15,000	18,717
Embraer Netherlands Finance BV 5.400%, 2/1/27	35,000	36,137
General Dynamics Corp. 2.250%, 11/15/22	62,000	60,446
3.750%, 5/15/28	45,000	45,407
Harris Corp. 2.700%, 4/27/20	108,000	107,054
4.400%, 6/15/28	260,000	258,705
5.054%, 4/27/45	50,000	51,813
L3 Technologies, Inc. 4.950%, 2/15/21	103,000	105,956
3.850%, 6/15/23	119,000	119,367
3.950%, 5/28/24	60,000	60,173
3.850%, 12/15/26	180,000	175,192
4.400%, 6/15/28	15,000	15,029
Lockheed Martin Corp. 2.500%, 11/23/20	75,000	74,215
3.350%, 9/15/21	45,000	45,305
3.100%, 1/15/23	260,000	258,110
2.900%, 3/1/25	60,000	57,584
3.550%, 1/15/26	87,000	86,491
3.600%, 3/1/35	125,000	114,888
4.500%, 5/15/36	15,000	15,291
4.070%, 12/15/42	77,000	73,220
3.800%, 3/1/45	20,000	18,322
4.700%, 5/15/46	105,000	109,479
4.090%, 9/15/52	47,000	44,110
Northrop Grumman Corp. 2.550%, 10/15/22	110,000	106,652
3.250%, 8/1/23	130,000	127,424
2.930%, 1/15/25	315,000	298,586
3.250%, 1/15/28	254,000	236,691
3.850%, 4/15/45	50,000	44,147
4.030%, 10/15/47	95,000	86,218
Raytheon Co. 4.400%, 2/15/20	73,000	74,126
7.200%, 8/15/27	20,000	25,047
Rockwell Collins, Inc. 2.800%, 3/15/22	500,000	487,427
3.200%, 3/15/24	75,000	72,750
Textron, Inc. 4.000%, 3/15/26	25,000	24,438
United Technologies Corp. 4.500%, 4/15/20	36,000	36,545
1.950%, 11/1/21	185,000	177,069
3.100%, 6/1/22	54,000	53,077
3.125%, 5/4/27	100,000	92,833
4.125%, 11/16/28	105,000	103,897
4.500%, 6/1/42	155,000	146,845
4.150%, 5/15/45	30,000	27,144

		4,700,016

Air Freight & Logistics (0.1%)
FedEx Corp. 4.200%, 10/17/28 (x)	100,000	99,126
4.900%, 1/15/34	99,000	100,803
3.900%, 2/1/35	90,000	81,282
4.050%, 2/15/48	160,000	135,381
United Parcel Service, Inc. 3.125%, 1/15/21	54,000	54,397
2.050%, 4/1/21	25,000	24,576
2.500%, 4/1/23	25,000	24,273
2.400%, 11/15/26	50,000	45,751

		565,589

Airlines (0.3%)
Delta Air Lines, Inc. 2.875%, 3/13/20	788,000	782,113
2.600%, 12/4/20	725,000	710,717
3.400%, 4/19/21	10,000	9,913
3.625%, 3/15/22	743,000	725,754

		2,228,497

Building Products (0.1%)
Boral Finance Pty. Ltd. 3.000%, 11/1/22§	600,000	577,846
Johnson Controls International plc 4.250%, 3/1/21	56,000	57,035
5.125%, 9/14/45	30,000	30,091
Masco Corp. 3.500%, 4/1/21	30,000	29,740
4.375%, 4/1/26	20,000	19,972

		714,684

Commercial Services & Supplies (0.1%)
Brambles USA, Inc. 5.350%, 4/1/20§	500,000	511,609
RELX Capital, Inc. 3.125%, 10/15/22	75,000	73,626
Republic Services, Inc. 5.250%, 11/15/21	36,000	38,090
4.750%, 5/15/23	40,000	41,885
2.900%, 7/1/26	61,000	57,457
3.375%, 11/15/27	15,000	14,373
3.950%, 5/15/28	50,000	50,135
Waste Management, Inc. 2.900%, 9/15/22	36,000	35,395
3.150%, 11/15/27	50,000	47,774
3.900%, 3/1/35	51,000	49,337

		919,681

Electrical Equipment (0.0%)
ABB Finance USA, Inc. 2.875%, 5/8/22	36,000	35,400
Eaton Corp. 2.750%, 11/2/22	101,000	97,816
Rockwell Automation, Inc. 2.875%, 3/1/25	75,000	72,349

		205,565

Industrial Conglomerates (0.1%)
3M Co. 3.250%, 2/14/24	25,000	25,016
2.875%, 10/15/27	75,000	71,843

See Notes to Financial Statements.

1523

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
General Electric Co. 5.300%, 2/11/21 (x)	$54,000	$54,046
3.150%, 9/7/22	54,000	50,995
2.700%, 10/9/22	64,000	59,310
3.100%, 1/9/23	75,000	69,862
Honeywell International, Inc. 4.250%, 3/1/21	45,000	46,124
3.812%, 11/21/47	35,000	33,363
Ingersoll-Rand Global Holding Co. Ltd.
2.900%, 2/21/21	50,000	49,562
Roper Technologies, Inc. 2.800%, 12/15/21	100,000	98,054
3.800%, 12/15/26	30,000	29,059

		587,234

Machinery (0.1%)
Caterpillar Financial Services Corp. 3.650%, 12/7/23	50,000	50,579
Caterpillar, Inc. 3.400%, 5/15/24	35,000	35,112
CNH Industrial Capital LLC 4.375%, 11/6/20	10,000	10,056
4.875%, 4/1/21	10,000	10,168
3.875%, 10/15/21	5,000	4,963
4.375%, 4/5/22	10,000	10,023
Deere & Co. 2.600%, 6/8/22	91,000	89,077
Dover Corp. 3.150%, 11/15/25	50,000	48,261
Illinois Tool Works, Inc. 2.650%, 11/15/26	50,000	46,469
Kennametal, Inc. 3.875%, 2/15/22	27,000	27,101
Parker-Hannifin Corp. 3.250%, 3/1/27	100,000	95,932
Stanley Black & Decker, Inc. 2.900%, 11/1/22	36,000	35,246

		462,987

Professional Services (0.0%)
Equifax, Inc. 3.300%, 12/15/22	36,000	35,114
Thomson Reuters Corp. 3.350%, 5/15/26	30,000	27,980

		63,094

Road & Rail (0.3%)
Ashtead Capital, Inc. 4.125%, 8/15/25§	200,000	184,543
Burlington Northern Santa Fe LLC 3.400%, 9/1/24	50,000	50,055
4.150%, 4/1/45	32,000	31,104
4.700%, 9/1/45	20,000	20,970
4.125%, 6/15/47	70,000	68,233
CSX Corp. 3.700%, 11/1/23	50,000	50,692
4.250%, 3/15/29	65,000	65,910
4.750%, 11/15/48	40,000	40,648
4.250%, 11/1/66	74,000	64,070
ERAC USA Finance LLC 2.600%, 12/1/21§	400,000	389,762
Norfolk Southern Corp. 3.650%, 8/1/25	70,000	69,983
2.900%, 6/15/26	80,000	75,630
4.050%, 8/15/52	47,000	42,380
Penske Truck Leasing Co. LP 4.875%, 7/11/22§	450,000	464,466
Ryder System, Inc. 2.875%, 9/1/20	50,000	49,613
3.750%, 6/9/23	10,000	9,967
Union Pacific Corp. 2.750%, 4/15/23	62,000	60,420
3.250%, 8/15/25	100,000	97,395
3.375%, 2/1/35	140,000	122,561
3.600%, 9/15/37	95,000	84,715
3.799%, 10/1/51	80,000	68,138
3.875%, 2/1/55	102,000	86,365

		2,197,620

Trading Companies & Distributors (0.3%)
Air Lease Corp. 2.125%, 1/15/20	50,000	49,237
3.500%, 1/15/22	30,000	29,620
2.625%, 7/1/22	75,000	71,362
3.000%, 9/15/23	50,000	46,853
Aircastle Ltd. 7.625%, 4/15/20	5,000	5,226
5.125%, 3/15/21	610,000	618,830
5.500%, 2/15/22	10,000	10,213
5.000%, 4/1/23	10,000	9,990
4.125%, 5/1/24	10,000	9,410
Aviation Capital Group LLC 2.875%, 1/20/22§	500,000	483,058
GATX Corp. 2.600%, 3/30/20	41,000	40,589
3.250%, 9/15/26	50,000	46,114
3.850%, 3/30/27	48,000	45,780
Mitsubishi Corp. 2.625%, 7/14/22 (m)	500,000	488,123

		1,954,405

Total Industrials		14,599,372

Information Technology (2.3%)
Communications Equipment (0.0%)
Cisco Systems, Inc. 2.450%, 6/15/20	100,000	99,368
1.850%, 9/20/21	100,000	97,151
2.950%, 2/28/26	30,000	29,010
2.500%, 9/20/26	50,000	46,661
Juniper Networks, Inc. 3.300%, 6/15/20	35,000	34,975
Motorola Solutions, Inc. 4.600%, 2/23/28	50,000	48,882

		356,047

Electronic Equipment, Instruments & Components (0.2%)
Allegion US Holding Co., Inc. 3.550%, 10/1/27	50,000	46,441
Amphenol Corp. 3.200%, 4/1/24	64,000	61,705
Arrow Electronics, Inc. 3.500%, 4/1/22	500,000	493,814

See Notes to Financial Statements.

1524

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
3.250%, 9/8/24	$50,000	$46,896
Avnet, Inc. 5.875%, 6/15/20	45,000	46,446
Corning, Inc. 4.250%, 8/15/20	600,000	611,324
4.375%, 11/15/57	210,000	174,881
Jabil, Inc. 3.950%, 1/12/28	100,000	87,125
Keysight Technologies, Inc. 4.600%, 4/6/27	75,000	74,702
Tyco Electronics Group SA 3.450%, 8/1/24	20,000	19,412
3.125%, 8/15/27	45,000	41,694

		1,704,440

IT Services (0.3%)
Automatic Data Processing, Inc. 2.250%, 9/15/20	50,000	49,681
DXC Technology Co. 2.875%, 3/27/20	53,000	52,524
Fidelity National Information Services, Inc.
3.625%, 10/15/20	49,000	49,278
3.000%, 8/15/26	235,000	216,067
4.500%, 8/15/46	42,000	37,946
4.750%, 5/15/48	100,000	92,922
Fiserv, Inc. 3.800%, 10/1/23	25,000	25,002
3.850%, 6/1/25	51,000	50,499
4.200%, 10/1/28	40,000	39,884
IBM Credit LLC 3.450%, 11/30/20	100,000	100,477
3.000%, 2/6/23	100,000	97,386
International Business Machines Corp.
2.900%, 11/1/21	100,000	98,888
2.500%, 1/27/22 (x)	100,000	97,346
1.875%, 8/1/22	91,000	85,969
3.450%, 2/19/26	100,000	97,250
Mastercard, Inc. 2.950%, 11/21/26	50,000	47,860
Total System Services, Inc. 3.800%, 4/1/21	30,000	29,932
3.750%, 6/1/23	40,000	39,492
4.000%, 6/1/23	50,000	49,859
4.800%, 4/1/26	159,000	160,566
VeriSign, Inc. 4.625%, 5/1/23	75,000	73,594
Visa, Inc. 2.200%, 12/14/20	100,000	98,873
3.150%, 12/14/25	135,000	132,769
4.150%, 12/14/35	59,000	61,193
4.300%, 12/14/45	30,000	31,106
Western Union Co. (The) 4.250%, 6/9/23	25,000	25,030

		1,941,393

Semiconductors & Semiconductor Equipment (0.7%)
Analog Devices, Inc. 2.950%, 1/12/21	50,000	49,567
2.500%, 12/5/21	265,000	258,375
3.900%, 12/15/25	16,000	15,819
3.500%, 12/5/26	115,000	109,665
5.300%, 12/15/45	32,000	33,540
Applied Materials, Inc. 2.625%, 10/1/20	50,000	49,656
3.900%, 10/1/25	100,000	100,703
5.100%, 10/1/35	50,000	54,056
4.350%, 4/1/47	92,000	88,750
Broadcom Corp. 2.375%, 1/15/20	422,000	416,653
3.000%, 1/15/22	725,000	697,301
2.650%, 1/15/23	75,000	69,659
3.875%, 1/15/27	500,000	448,033
Intel Corp. 2.450%, 7/29/20	30,000	29,845
2.350%, 5/11/22	100,000	97,634
2.700%, 12/15/22	45,000	43,978
3.700%, 7/29/25	100,000	101,084
KLA-Tencor Corp. 4.125%, 11/1/21	28,000	28,455
4.650%, 11/1/24	50,000	51,132
Lam Research Corp. 2.750%, 3/15/20	61,000	60,697
2.800%, 6/15/21	30,000	29,594
Maxim Integrated Products, Inc. 3.450%, 6/15/27	25,000	23,330
Microchip Technology, Inc. 3.922%, 6/1/21§	600,000	595,463
NVIDIA Corp. 3.200%, 9/16/26	77,000	72,781
NXP BV 4.125%, 6/15/20§	200,000	199,080
3.875%, 9/1/22§	240,000	233,363
4.875%, 3/1/24§	155,000	155,186
QUALCOMM, Inc. 2.250%, 5/20/20	100,000	98,651
2.600%, 1/30/23	165,000	158,421
2.900%, 5/20/24	45,000	42,834
3.250%, 5/20/27	75,000	69,849
4.800%, 5/20/45	54,000	51,218
4.300%, 5/20/47	150,000	133,464
Texas Instruments, Inc. 1.750%, 5/1/20	100,000	98,422
2.250%, 5/1/23	30,000	28,833
4.150%, 5/15/48	20,000	19,951
Xilinx, Inc. 2.950%, 6/1/24	50,000	47,693

		4,862,735

Software (0.6%)
Adobe, Inc. 4.750%, 2/1/20	21,000	21,411
Autodesk, Inc. 3.600%, 12/15/22	36,000	35,634
3.500%, 6/15/27	255,000	237,515
CA, Inc. 3.600%, 8/15/22	100,000	97,459
Microsoft Corp. 1.850%, 2/6/20	50,000	49,520
2.000%, 11/3/20	75,000	74,235
1.550%, 8/8/21	75,000	72,791
2.375%, 2/12/22	75,000	73,980

See Notes to Financial Statements.

1525

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.375%, 5/1/23	$102,000	$99,610
2.700%, 2/12/25	75,000	72,423
2.400%, 8/8/26	100,000	93,142
3.300%, 2/6/27	100,000	99,008
3.500%, 2/12/35	25,000	23,900
3.450%, 8/8/36	235,000	222,505
3.700%, 8/8/46	174,000	166,207
Oracle Corp. 1.900%, 9/15/21	770,000	744,324
2.500%, 10/15/22	83,000	80,605
2.625%, 2/15/23	70,000	68,081
3.400%, 7/8/24	75,000	74,834
2.950%, 11/15/24	75,000	72,763
2.950%, 5/15/25	100,000	96,197
2.650%, 7/15/26	45,000	41,806
3.900%, 5/15/35	91,000	86,862
4.000%, 7/15/46	107,000	99,812
4.000%, 11/15/47	5,000	4,648
4.375%, 5/15/55	54,000	52,614
VMware, Inc. 2.300%, 8/21/20	1,126,000	1,101,772
3.900%, 8/21/27	100,000	88,173

		4,051,831

Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc. 2.000%, 11/13/20	25,000	24,601
2.250%, 2/23/21	150,000	148,241
2.150%, 2/9/22	100,000	97,516
2.400%, 5/3/23	136,000	131,578
3.000%, 2/9/24	88,000	86,696
2.850%, 5/11/24	500,000	487,106
3.250%, 2/23/26	110,000	107,320
3.350%, 2/9/27	50,000	48,910
2.900%, 9/12/27	150,000	141,609
3.850%, 5/4/43	140,000	132,791
3.450%, 2/9/45	42,000	37,160
4.650%, 2/23/46	18,000	19,064
Dell International LLC 3.480%, 6/1/19§	200,000	199,633
4.420%, 6/15/21§	550,000	548,523
5.450%, 6/15/23§	360,000	365,685
6.020%, 6/15/26§	140,000	140,632
8.350%, 7/15/46§	23,000	24,905
EMC Corp. 2.650%, 6/1/20	500,000	478,125
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	105,000	105,203
4.900%, 10/15/25	50,000	50,539
HP, Inc. 3.750%, 12/1/20	15,000	15,150
Seagate HDD Cayman 4.250%, 3/1/22	30,000	28,940

		3,419,927

Total Information Technology		16,336,373

Materials (0.6%)
Chemicals (0.4%)
Albemarle Corp. 4.150%, 12/1/24	100,000	101,004
Celanese US Holdings LLC 5.875%, 6/15/21	10,000	10,501
4.625%, 11/15/22	10,000	10,333
Dow Chemical Co. (The) 9.000%, 4/1/21	55,000	61,693
3.000%, 11/15/22	27,000	26,192
3.500%, 10/1/24	75,000	72,745
4.375%, 11/15/42	26,000	23,055
4.625%, 10/1/44	44,000	39,703
DowDuPont, Inc. 4.205%, 11/15/23	100,000	102,302
4.493%, 11/15/25	260,000	266,907
5.419%, 11/15/48	140,000	145,477
Eastman Chemical Co. 3.600%, 8/15/22	45,000	44,738
Ecolab, Inc. 4.350%, 12/8/21	36,000	36,960
International Flavors & Fragrances, Inc.
3.400%, 9/25/20	500,000	500,282
LYB International Finance BV 4.000%, 7/15/23	36,000	35,876
LYB International Finance II BV 3.500%, 3/2/27	100,000	92,077
Mosaic Co. (The) 3.250%, 11/15/22	50,000	48,738
Nutrien Ltd. 4.875%, 3/30/20	27,000	27,466
3.150%, 10/1/22	36,000	34,984
PPG Industries, Inc. 3.600%, 11/15/20	27,000	27,245
Praxair, Inc. 2.700%, 2/21/23	36,000	35,138
Sherwin-Williams Co. (The) 2.750%, 6/1/22	50,000	48,258
3.450%, 6/1/27	75,000	69,767
4.000%, 12/15/42	25,000	21,132
4.500%, 6/1/47	45,000	40,450
Syngenta Finance NV 3.698%, 4/24/20§	600,000	593,010
4.441%, 4/24/23§	400,000	383,600

		2,899,633

Construction Materials (0.0%)
CRH America, Inc. 5.750%, 1/15/21	45,000	46,426

Containers & Packaging (0.1%)
International Paper Co. 4.750%, 2/15/22	35,000	36,405
4.800%, 6/15/44	9,000	8,098
Packaging Corp. of America 3.900%, 6/15/22	36,000	36,716
3.400%, 12/15/27	35,000	32,474
WestRock RKT Co. 3.500%, 3/1/20	59,000	58,869
WRKCo, Inc. 4.000%, 3/15/28§	50,000	46,926

		219,488

See Notes to Financial Statements.

1526

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Metals & Mining (0.1%)
Anglo American Capital plc 3.625%, 9/11/24§	$200,000	$188,376
ArcelorMittal 5.250%, 8/5/20	15,000	15,225
5.500%, 3/1/21 (e)	15,000	15,412
6.250%, 2/25/22 (e)(x)	10,000	10,500
6.125%, 6/1/25	10,000	10,400
Barrick Gold Corp. 5.250%, 4/1/42	40,000	39,894
BHP Billiton Finance USA Ltd. 2.875%, 2/24/22	27,000	26,742
5.000%, 9/30/43	40,000	43,379
Goldcorp, Inc. 3.625%, 6/9/21	35,000	34,837
Newmont Mining Corp. 3.500%, 3/15/22	120,000	118,635
Nucor Corp. 5.200%, 8/1/43	47,000	50,052
Reliance Steel & Aluminum Co. 4.500%, 4/15/23	36,000	36,335

		589,787

Paper & Forest Products (0.0%)
Fibria Overseas Finance Ltd. 5.500%, 1/17/27 (x)	25,000	25,093
Georgia-Pacific LLC 5.400%, 11/1/20§	45,000	46,542
3.734%, 7/15/23§	35,000	35,311
7.375%, 12/1/25	65,000	78,544

		185,490

Total Materials		3,940,824

Real Estate (1.7%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Alexandria Real Estate Equities, Inc. (REIT) 2.750%, 1/15/20	25,000	24,774
3.450%, 4/30/25	525,000	504,615
American Campus Communities Operating Partnership LP (REIT)
3.625%, 11/15/27	50,000	46,846
American Tower Corp. (REIT) 5.050%, 9/1/20	64,000	65,580
3.450%, 9/15/21	500,000	496,468
2.250%, 1/15/22	50,000	47,860
3.000%, 6/15/23	50,000	47,798
5.000%, 2/15/24	50,000	51,694
AvalonBay Communities, Inc. (REIT)
4.200%, 12/15/23	50,000	51,583
Boston Properties LP (REIT) 3.200%, 1/15/25	100,000	95,370
2.750%, 10/1/26	50,000	45,111
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	500,000	498,613
3.950%, 11/15/27	25,000	23,662
Brixmor Operating Partnership LP (REIT)
3.250%, 9/15/23	500,000	480,453
3.850%, 2/1/25	100,000	96,652
3.900%, 3/15/27	500,000	473,506
Camden Property Trust (REIT) 4.100%, 10/15/28	10,000	10,133
CC Holdings GS V LLC (REIT) 3.849%, 4/15/23	140,000	138,393
Corporate Office Properties LP (REIT)
5.000%, 7/1/25	100,000	101,618
Crown Castle International Corp. (REIT)
5.250%, 1/15/23	400,000	415,523
3.150%, 7/15/23	50,000	47,885
3.700%, 6/15/26	500,000	474,471
3.650%, 9/1/27	50,000	46,567
Digital Realty Trust LP (REIT) 3.400%, 10/1/20	400,000	398,419
3.625%, 10/1/22	27,000	26,754
Duke Realty LP (REIT) 3.250%, 6/30/26	30,000	28,598
EPR Properties (REIT) 4.500%, 4/1/25	500,000	493,239
ERP Operating LP (REIT) 3.000%, 4/15/23	75,000	73,684
Essex Portfolio LP (REIT) 3.875%, 5/1/24	25,000	25,091
GLP Capital LP (REIT) 4.875%, 11/1/20	20,000	20,182
5.375%, 11/1/23	10,000	10,164
5.250%, 6/1/25	410,000	411,462
5.375%, 4/15/26	15,000	14,830
5.750%, 6/1/28	10,000	10,113
HCP, Inc. (REIT) 3.150%, 8/1/22	36,000	35,006
4.250%, 11/15/23	70,000	69,913
Hospitality Properties Trust (REIT) 4.950%, 2/15/27	70,000	68,625
Host Hotels & Resorts LP (REIT)
Series C 4.750%, 3/1/23	36,000	36,891
Kilroy Realty LP (REIT) 3.450%, 12/15/24	25,000	24,023
4.375%, 10/1/25	1,000,000	1,001,969
Kimco Realty Corp. (REIT) 3.200%, 5/1/21	25,000	24,760
Liberty Property LP (REIT) 4.750%, 10/1/20	36,000	36,623
Life Storage LP (REIT) 3.875%, 12/15/27	25,000	23,691
National Retail Properties, Inc. (REIT) 3.800%, 10/15/22	27,000	27,151
Omega Healthcare Investors, Inc. (REIT) 4.375%, 8/1/23	400,000	400,338
4.500%, 1/15/25	500,000	490,866

See Notes to Financial Statements.

1527

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Prologis LP (REIT) 4.250%, 8/15/23		$50,000	$51,652
Public Storage (REIT) 3.094%, 9/15/27		600,000	563,886
Realty Income Corp. (REIT) 3.250%, 10/15/22		100,000	98,721
Select Income REIT (REIT) 4.500%, 2/1/25		100,000	95,564
Simon Property Group LP (REIT)
2.350%, 1/30/22		50,000	48,597
3.300%, 1/15/26		75,000	72,606
3.375%, 6/15/27		75,000	72,073
SITE Centers Corp. (REIT) 4.625%, 7/15/22		9,000	9,254
SL Green Operating Partnership LP (REIT)
3.250%, 10/15/22		25,000	24,156
UDR, Inc. (REIT) 3.500%, 1/15/28		100,000	94,546
Unibail-Rodamco SE (REIT) 1.000%, 3/14/25 (m)	EUR	500,000	571,012
Ventas Realty LP (REIT) 4.250%, 3/1/22		$40,000	40,776
3.250%, 8/15/22		36,000	35,464
VEREIT Operating Partnership LP (REIT)
4.125%, 6/1/21		5,000	5,043
4.600%, 2/6/24		10,000	10,095
4.625%, 11/1/25		500,000	497,413
4.875%, 6/1/26		10,000	10,036
Vornado Realty LP (REIT) 5.000%, 1/15/22		45,000	46,505
Washington REIT (REIT) 3.950%, 10/15/22		36,000	36,390
WEA Finance LLC (REIT) 3.250%, 10/5/20§		500,000	498,862
Weingarten Realty Investors (REIT) 3.375%, 10/15/22		54,000	53,372
Welltower, Inc. (REIT) 6.125%, 4/15/20		26,000	26,776
4.000%, 6/1/25		100,000	98,968
Weyerhaeuser Co. (REIT) 4.625%, 9/15/23		50,000	51,990

			11,151,324

Real Estate Management & Development (0.1%)
CPI Property Group SA 2.125%, 10/4/24 (m)	EUR	400,000	442,160
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 3/20/22§		$500,000	495,267

			937,427

Total Real Estate			12,088,751

Utilities (1.8%)
Electric Utilities (1.4%)
AEP Texas, Inc. 3.950%, 6/1/28§		120,000	117,206
AEP Transmission Co. LLC 4.250%, 9/15/48		70,000	69,333
Alabama Power Co. 3.750%, 3/1/45		19,000	17,526
Series A 4.300%, 7/15/48		55,000	55,481
Series B 3.700%, 12/1/47		35,000	31,847
Alliant Energy Finance LLC 3.750%, 6/15/23§		30,000	29,851
American Electric Power Co., Inc. 2.150%, 11/13/20		25,000	24,474
3.200%, 11/13/27		25,000	23,649
Series I 3.650%, 12/1/21		15,000	15,104
Avangrid, Inc. 3.150%, 12/1/24		25,000	24,052
Baltimore Gas & Electric Co. 3.500%, 8/15/46		47,000	41,206
3.750%, 8/15/47		35,000	32,043
4.250%, 9/15/48		35,000	34,904
CenterPoint Energy Houston Electric LLC
3.950%, 3/1/48		80,000	77,320
DTE Electric Co. 2.650%, 6/15/22		45,000	44,052
Series A 4.050%, 5/15/48		90,000	87,391
Duke Energy Carolinas LLC 4.300%, 6/15/20		34,000	34,631
2.500%, 3/15/23		50,000	48,371
3.950%, 11/15/28		85,000	86,207
3.700%, 12/1/47		35,000	31,631
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 3.114%, 5/14/21 (b)(k)§		500,000	500,596
3.050%, 8/15/22		400,000	392,417
3.750%, 4/15/24		300,000	298,973
2.650%, 9/1/26		75,000	68,226
3.750%, 9/1/46		135,000	115,935
Duke Energy Florida LLC 3.800%, 7/15/28		55,000	54,696
4.200%, 7/15/48		30,000	29,865
Duke Energy Progress LLC 3.000%, 9/15/21		25,000	24,815
3.250%, 8/15/25		105,000	103,869
3.700%, 9/1/28		130,000	130,573
4.200%, 8/15/45		30,000	29,685
Electricite de France SA 2.350%, 10/13/20§		500,000	492,698
4.500%, 9/21/28§		200,000	193,577
Emera US Finance LP 2.150%, 6/15/19		122,000	121,126
2.700%, 6/15/21		152,000	148,004
3.550%, 6/15/26		50,000	47,163
Entergy Arkansas LLC 3.750%, 2/15/21		924,000	934,123
Entergy Corp. 2.950%, 9/1/26		120,000	110,549
Entergy Louisiana LLC 5.400%, 11/1/24		20,000	21,672

See Notes to Financial Statements.

1528

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.200%, 9/1/48	$75,000	$73,952
Eversource Energy
Series L 2.900%, 10/1/24	150,000	143,604
Series M 3.300%, 1/15/28	150,000	139,649
Exelon Corp. 5.150%, 12/1/20	45,000	45,854
2.450%, 4/15/21	26,000	25,253
3.950%, 6/15/25	75,000	74,342
4.950%, 6/15/35	24,000	24,369
4.450%, 4/15/46	150,000	142,726
FirstEnergy Corp.
Series B 4.250%, 3/15/23	15,000	15,216
3.900%, 7/15/27	100,000	96,716
FirstEnergy Transmission LLC 4.350%, 1/15/25§	190,000	192,375
Florida Power & Light Co. 3.950%, 3/1/48	51,000	48,875
4.125%, 6/1/48	75,000	74,060
Fortis, Inc. 3.055%, 10/4/26	75,000	68,649
Indiana Michigan Power Co. 3.850%, 5/15/28	25,000	25,108
ITC Holdings Corp. 3.350%, 11/15/27	25,000	23,685
Kansas City Power & Light Co. 4.200%, 3/15/48	130,000	125,042
LG&E & KU Energy LLC 3.750%, 11/15/20	54,000	54,430
MidAmerican Energy Co. 4.400%, 10/15/44	44,000	44,380
Mid-Atlantic Interstate Transmission LLC
4.100%, 5/15/28§	30,000	29,652
Nevada Power Co.
Series BB 2.750%, 4/15/20	40,000	39,876
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.32%), 3.053%, 9/3/19 (k)	800,000	800,501
2.800%, 1/15/23	75,000	72,536
3.625%, 6/15/23	50,000	49,576
3.550%, 5/1/27	25,000	24,012
Northern States Power Co. 3.400%, 8/15/42	80,000	72,046
4.000%, 8/15/45	30,000	29,282
4.200%, 9/1/48	25,000	25,350
NSTAR Electric Co. 2.375%, 10/15/22	45,000	43,407
Ohio Power Co.
Series G 6.600%, 2/15/33	65,000	81,147
Oncor Electric Delivery Co. LLC 3.700%, 11/15/28§	25,000	25,111
4.550%, 12/1/41	60,000	63,217
Pacific Gas & Electric Co. 3.500%, 10/1/20 (x)	45,000	43,083
3.400%, 8/15/24	50,000	43,614
6.050%, 3/1/34	30,000	27,998
PacifiCorp 4.125%, 1/15/49	20,000	19,221
PECO Energy Co. 1.700%, 9/15/21	100,000	96,255
PPL Capital Funding, Inc. 3.100%, 5/15/26	50,000	46,418
Public Service Co. of Colorado 3.200%, 11/15/20	45,000	44,953
Public Service Electric & Gas Co. 3.050%, 11/15/24	50,000	49,060
3.650%, 9/1/28	90,000	90,653
Southern California Edison Co.
Series C 3.500%, 10/1/23	50,000	49,526
Series D 3.400%, 6/1/23	25,000	24,728
Southern Co. (The) 2.350%, 7/1/21	650,000	630,473
2.950%, 7/1/23	25,000	24,136
3.250%, 7/1/26	100,000	93,315
4.400%, 7/1/46	135,000	124,496
Southwestern Electric Power Co.
Series M 4.100%, 9/15/28	45,000	44,910
Tampa Electric Co. 2.600%, 9/15/22	60,000	58,071
4.300%, 6/15/48	15,000	14,246
4.450%, 6/15/49	30,000	29,195
Trans-Allegheny Interstate Line Co.
3.850%, 6/1/25§	136,000	135,880
Virginia Electric & Power Co. 4.450%, 2/15/44	39,000	39,156
Series A 3.500%, 3/15/27	164,000	162,322
Series B 4.200%, 5/15/45	81,000	78,987
Series C 2.750%, 3/15/23	190,000	185,076
4.000%, 11/15/46	25,000	23,752
Wisconsin Electric Power Co. 2.950%, 9/15/21	45,000	44,782
Wisconsin Power & Light Co. 3.050%, 10/15/27	75,000	71,451
Xcel Energy, Inc. 3.350%, 12/1/26	100,000	97,025

		9,931,621

Gas Utilities (0.1%)
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	54,000	55,119
3.550%, 4/1/23	500,000	493,846
Dominion Energy Gas Holdings LLC
3.600%, 12/15/24	100,000	99,158
National Fuel Gas Co. 3.950%, 9/15/27	50,000	45,859

		693,982

See Notes to Financial Statements.

1529

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
Independent Power and Renewable Electricity Producers (0.0%)
PSEG Power LLC 5.125%, 4/15/20		$36,000	$36,723
TransAlta Corp. 4.500%, 11/15/22		27,000	25,975

			62,698

Multi-Utilities (0.3%)
Ameren Corp. 2.700%, 11/15/20		50,000	49,243
Ameren Illinois Co. 3.800%, 5/15/28 (x)		50,000	50,532
Berkshire Hathaway Energy Co. 3.750%, 11/15/23		50,000	50,926
Consolidated Edison Co. of New York, Inc.
Series B 3.125%, 11/15/27		25,000	24,134
Consumers Energy Co. 3.375%, 8/15/23		87,000	87,522
4.050%, 5/15/48		40,000	38,933
Dominion Energy, Inc. 4.104%, 4/1/21 (e)		40,000	40,211
(ICE LIBOR USD 3 Month + 3.06%), 5.750%, 10/1/54 (k)		50,000	49,625
Series B 2.750%, 9/15/22		45,000	43,343
DTE Energy Co.
Series D 3.700%, 8/1/23		65,000	64,217
NiSource, Inc. 2.650%, 11/17/22		30,000	28,862
3.490%, 5/15/27		115,000	110,140
Sempra Energy 2.400%, 3/15/20		400,000	394,560
(ICE LIBOR USD 3 Month + 0.45%), 3.238%, 3/15/21 (k)		600,000	587,776
2.875%, 10/1/22		32,000	30,938
2.900%, 2/1/23		100,000	97,026
Southern Co. Gas Capital Corp. 3.500%, 9/15/21		45,000	44,831
WEC Energy Group, Inc. 3.375%, 6/15/21		20,000	19,835

			1,812,654

Total Utilities			12,500,955

Total Corporate Bonds			236,109,310

Foreign Government Securities (1.5%)
Canadian Government Bond 2.000%, 11/15/22		100,000	97,754
Export Development Canada 1.750%, 7/21/20		75,000	73,984
1.500%, 5/26/21 (x)		100,000	97,412
2.750%, 3/15/23		50,000	50,146
Export-Import Bank of Korea 4.000%, 1/29/21		182,000	184,907
2.750%, 1/25/22		100,000	98,409
Iraq Government AID Bond 2.149%, 1/18/22		200,000	196,654
Japan Bank for International Cooperation 2.375%, 11/16/22		200,000	194,390
2.375%, 4/20/26		200,000	189,813
2.250%, 11/4/26		50,000	46,808
3.500%, 10/31/28		200,000	203,109
Japan International Cooperation Agency 2.750%, 4/27/27		600,000	574,256
Province of Alberta Canada 2.200%, 7/26/22		100,000	97,732
3.350%, 11/1/23		150,000	152,585
Province of British Columbia 2.000%, 10/23/22		50,000	48,621
Province of Manitoba 2.050%, 11/30/20		100,000	98,567
Province of New Brunswick Canada
2.500%, 12/12/22		25,000	24,568
Province of Ontario 4.400%, 4/14/20		45,000	45,905
2.450%, 6/29/22		45,000	44,329
2.200%, 10/3/22		100,000	97,472
3.200%, 5/16/24		162,000	163,924
Province of Quebec 3.500%, 7/29/20		91,000	92,096
2.625%, 2/13/23		102,000	101,335
2.500%, 4/20/26		50,000	48,251
2.750%, 4/12/27		50,000	48,219
Republic of Argentina
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.50%), 51.865%, 3/11/19 (k)	ARS	9,735,000	257,993
(ARLLMONP + 0.00%), 59.380%, 6/21/20 (k)		130,000	3,672
Republic of Chile 3.125%, 1/21/26		$100,000	96,750
Republic of Colombia 4.000%, 2/26/24		200,000	197,450
7.500%, 8/26/26	COP	222,000,000	71,954
3.875%, 4/25/27		$390,000	372,157
7.000%, 6/30/32	COP	101,500,000	30,773
Republic of Hungary 6.375%, 3/29/21		$200,000	210,952
5.375%, 3/25/24		160,000	170,558
Republic of Panama 3.750%, 3/16/25		200,000	198,450
Republic of Peru 7.350%, 7/21/25		200,000	242,700
4.125%, 8/25/27 (x)		75,000	77,437
6.150%, 8/12/32 (m)	PEN	2,700,000	810,441
Republic of Philippines 4.000%, 1/15/21		$136,000	137,180
3.000%, 2/1/28		300,000	283,875
Republic of Poland 5.125%, 4/21/21		45,000	46,980
4.000%, 1/22/24		75,000	76,709
Republic of Uruguay 8.000%, 11/18/22		45,000	50,479
4.375%, 10/27/27		200,000	200,450

See Notes to Financial Statements.

1530

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
State of Israel 2.875%, 3/16/26		$200,000	$192,600
State of Qatar 4.500%, 4/23/28§		500,000	520,625
5.103%, 4/23/48§		500,000	524,375
Svensk Exportkredit AB 2.375%, 3/9/22		200,000	197,743
Tokyo Metropolitan Government Bond 2.500%, 6/8/22§		900,000	881,096
United Mexican States 3.625%, 3/15/22		192,000	189,360
4.000%, 10/2/23		150,000	149,362
4.150%, 3/28/27		1,156,000	1,114,095
7.500%, 6/3/27	MXN	601,700	28,418
3.750%, 1/11/28		$200,000	186,850
7.750%, 11/23/34	MXN	712,200	32,835
7.750%, 11/13/42		1,000,000	44,856
Series M 30 8.500%, 11/18/38		1,000,000	48,917

Total Foreign Government Securities			10,719,338

Loan Participations (0.4%)
Industrials (0.4%)
Aerospace & Defense (0.1%)
Avolon Holdings Ltd.
(ICE LIBOR USD 1 Month + 2.00%), 4.470%, 1/15/25 (k)		548,239	526,683

Building Products (0.1%)
Ply Gem, Inc.
(ICE LIBOR USD 3 Month + 3.75%), 6.175%, 4/1/25 (h)(k)		995,000	905,450

Trading Companies & Distributors (0.2%)
AerCap Holdings NV
(ICE LIBOR USD 3 Month + 1.75%), 4.553%, 10/6/23 (k)		$1,300,000	1,261,650

Total Industrials			2,693,783

Total Loan Participations			2,693,783

Mortgage-Backed Securities (28.2%)
FHLMC 3.000%, 9/1/27		28,891	28,846
3.000%, 7/1/28		15,424	15,400
2.500%, 1/1/29		42,936	42,327
3.000%, 1/1/30		33,833	33,854
2.500%, 3/1/30		28,736	28,221
2.500%, 5/1/30		78,398	76,870
3.000%, 5/1/30		66,279	66,434
3.000%, 6/1/30		129,319	129,400
2.500%, 7/1/30		30,560	29,980
3.000%, 7/1/30		64,683	64,721
2.500%, 8/1/30		92,136	90,340
3.000%, 8/1/30		20,946	20,958
2.500%, 9/1/30		116,084	113,772
3.500%, 9/1/30		58,774	59,647
2.500%, 4/1/31		102,050	99,996
3.500%, 4/1/31		4,420	4,485
4.670%, 11/1/31 (l)		1,703	1,785
2.500%, 1/15/34 TBA		393,000	383,697
3.000%, 1/15/34 TBA		487,000	485,288
3.500%, 1/15/34 TBA		232,000	234,846
4.000%, 1/15/34 TBA		129,000	131,998
5.500%, 2/1/35		10,699	11,470
4.500%, 2/1/39		25,539	26,709
4.500%, 12/1/39		11,032	11,537
4.000%, 8/1/40		12,752	13,117
4.000%, 9/1/40		26,844	27,622
3.500%, 12/1/40		52,510	52,861
4.000%, 4/1/41		590	607
4.500%, 5/1/41		70,086	73,276
5.500%, 6/1/41		43,220	46,438
5.000%, 11/1/41		119,412	126,600
3.500%, 4/1/42		79,903	80,528
3.500%, 5/1/42		2,229	2,245
3.500%, 8/1/42		110,362	111,205
3.500%, 10/1/42		22,634	22,789
3.500%, 11/1/42		53,062	53,417
3.000%, 12/1/42		119,606	117,448
3.000%, 1/1/43		59,924	58,842
3.000%, 3/1/43		59,990	58,851
3.000%, 4/1/43		420,964	412,973
3.500%, 6/1/43		32,393	32,621
3.000%, 7/1/43		304,806	299,020
3.500%, 7/1/43		11,510	11,586
3.000%, 8/1/43		178,924	175,527
4.500%, 9/1/43		92,454	96,373
4.500%, 11/1/43		27,554	28,722
3.500%, 12/1/43		244,592	246,455
4.500%, 12/1/43		80,842	84,395
3.500%, 1/1/44		1,091,680	1,098,967
3.500%, 4/1/44		109,128	109,857
4.000%, 4/1/44		53,834	55,378
3.500%, 6/1/44		12,837	12,939
4.000%, 7/1/44		19,712	20,271
4.000%, 8/1/44		83,836	86,292
3.500%, 12/1/44		289,296	291,409
3.000%, 1/1/45		4,187,875	4,100,518
3.000%, 7/1/45		2,150,322	2,104,124
3.500%, 8/1/45		466,914	469,304
3.500%, 9/1/45		7,163	7,202
4.000%, 9/1/45		53,816	55,443
4.000%, 10/1/45		77,672	79,693
4.000%, 12/1/45		23,050	23,731
3.500%, 1/1/46		50,834	50,967
3.500%, 3/1/46		36,720	36,817
3.500%, 5/1/46		41,828	41,938
3.500%, 7/1/46		407,065	409,021
4.000%, 7/1/46		51,110	52,383
4.000%, 8/1/46		30,205	30,958
4.000%, 9/1/46		4,359	4,468
4.000%, 10/1/46		8,138	8,341
3.000%, 12/1/46		364,128	355,828
4.000%, 1/1/47		493,742	506,664
4.000%, 2/1/47		181,442	185,907
3.500%, 3/1/47		106,682	107,128
3.500%, 7/1/47		17,510	17,594

See Notes to Financial Statements.

1531

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.500%, 7/1/47	$91,121	$95,339
4.000%, 8/1/47	193,852	199,289
3.500%, 10/1/47	91,329	91,740
3.500%, 12/1/47	83,910	84,287
3.500%, 1/1/48	28,661	28,742
4.500%, 8/1/48	439,722	460,488
3.000%, 1/15/49 TBA	3,335,392	3,252,528
3.500%, 1/15/49 TBA	2,068,163	2,066,709
4.000%, 1/15/49 TBA	4,460,000	4,545,193
4.500%, 1/15/49 TBA	245,000	253,498
5.000%, 1/15/49 TBA	199,000	208,204
FNMA
5.000%, 2/1/24 (l)	98	101
2.500%, 9/1/27	34,732	34,250
4.290%, 1/1/28 (l)	10,390	10,637
2.500%, 4/1/28	9,736	9,607
2.500%, 8/1/28	26,161	25,806
3.500%, 3/1/29	37,201	37,791
3.000%, 4/1/29	46,925	47,068
3.500%, 4/1/29	94,310	95,806
3.000%, 5/1/29	56,286	56,511
3.000%, 6/1/29	50,040	50,193
3.500%, 7/1/29	51,342	52,156
3.000%, 9/1/29	47,383	47,528
3.500%, 9/1/29	53,237	54,081
3.000%, 10/1/29	29,346	29,463
3.500%, 12/1/29	37,987	38,589
3.000%, 1/1/30	230,268	230,970
2.500%, 2/1/30	14,061	13,851
3.000%, 3/1/30	45,399	45,552
2.500%, 4/1/30	31,415	30,881
3.000%, 4/1/30	38,177	38,270
2.500%, 5/1/30	15,064	14,785
3.000%, 5/1/30	22,202	22,277
2.500%, 7/1/30	43,442	42,636
3.000%, 7/1/30	81,886	82,087
2.500%, 8/1/30	151,563	148,904
3.000%, 8/1/30	213,395	213,829
3.500%, 8/1/30	120,154	122,040
2.500%, 9/1/30	63,431	62,236
3.000%, 9/1/30	86,989	87,221
2.500%, 11/1/30	134,701	132,119
2.500%, 3/1/31	17,389	17,137
3.000%, 3/1/31	11,938	11,943
2.500%, 6/1/31	38,864	38,070
2.500%, 7/1/31	28,216	27,631
2.500%, 8/1/31	4,239	4,152
3.000%, 8/1/31	235,335	235,941
4.000%, 8/1/31	13,622	14,001
3.000%, 9/1/31	28,290	28,337
2.000%, 10/1/31	12,354	11,836
2.500%, 10/1/31	217,991	213,491
2.000%, 11/1/31	156,483	149,899
2.500%, 11/1/31	92,776	90,861
2.000%, 12/1/31	16,078	15,399
2.500%, 2/1/32	6,370	6,234
3.500%, 2/1/32	127,732	129,518
2.000%, 3/1/32	99,626	95,419
2.500%, 3/1/32	22,941	22,465
3.500%, 4/1/32	274,509	278,477
3.500%, 5/1/32	197,100	200,010
3.000%, 6/1/32	55,503	55,542
2.500%, 8/1/32	159,163	155,762
3.000%, 9/1/32	52,815	52,951
2.500%, 2/1/33	275,273	269,993
2.265%, 3/1/33 (l)	13,127	12,900
4.000%, 10/1/33	264,601	271,964
4.000%, 11/1/33	337,563	346,991
3.000%, 1/25/34 TBA	107,000	106,799
4.500%, 1/25/34 TBA	279,000	283,621
6.000%, 2/1/34	29,580	32,777
5.500%, 5/1/34	133,918	143,789
6.000%, 8/1/34	16,238	18,024
3.000%, 9/1/34	2,635,804	2,633,436
3.500%, 12/1/34	2,081,638	2,111,643
5.000%, 2/1/35	164,304	174,287
5.500%, 2/1/35	82,016	88,046
6.000%, 4/1/35	264,619	293,982
5.000%, 9/1/35	9,203	9,743
5.500%, 12/1/35	45,512	48,963
4.000%, 1/1/36	56,637	58,285
4.431%, 1/1/36 (l)	163,182	170,361
3.000%, 10/1/36	5,145	5,094
3.000%, 11/1/36	52,471	51,960
3.000%, 12/1/36	78,808	78,026
6.000%, 2/1/38	13,095	14,578
6.000%, 3/1/38	4,027	4,480
6.000%, 5/1/38	13,066	14,557
6.000%, 10/1/38	4,090	4,543
6.000%, 12/1/38	5,605	6,232
5.500%, 1/1/39	21,370	23,360
4.000%, 5/1/39	579	594
4.000%, 6/1/39	15,434	15,879
4.000%, 7/1/39	21,530	22,090
4.500%, 7/1/39	180,770	189,498
6.000%, 7/1/39	17,705	19,396
5.500%, 9/1/39	54,418	58,587
5.500%, 12/1/39	33,503	36,017
5.500%, 3/1/40	3,803	4,101
6.500%, 5/1/40	109,108	123,077
4.000%, 7/1/40	48,822	50,231
4.500%, 7/1/40	43,362	45,368
4.000%, 8/1/40	88,773	91,335
4.500%, 8/1/40	69,886	73,119
4.000%, 9/1/40	84,366	86,801
4.000%, 10/1/40	285,969	294,312
4.000%, 11/1/40	15,878	16,336
4.000%, 12/1/40	1,036,917	1,066,850
4.409%, 12/1/40 (l)	3,961	4,099
4.000%, 1/1/41	19,918	20,406
4.000%, 4/1/41	7,405	7,612
5.500%, 4/1/41	7,675	8,249
4.500%, 5/1/41	2,876	3,012
4.500%, 7/1/41	9,363	9,794
5.000%, 7/1/41	221,205	234,574
5.000%, 8/1/41	5,997	6,356
4.000%, 9/1/41	201,729	207,363
4.500%, 9/1/41	31,381	32,842
4.000%, 10/1/41	12,983	13,346
4.500%, 10/1/41	90,949	95,137
4.000%, 12/1/41	53,352	55,009
3.500%, 1/1/42	40,943	41,277

See Notes to Financial Statements.

1532

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.000%, 1/1/42	$83,936	$86,385
4.000%, 2/1/42	46,650	47,996
3.500%, 4/1/42	21,359	21,522
3.500%, 5/1/42	11,755	11,847
4.000%, 5/1/42	98,520	101,364
3.500%, 6/1/42	6,097	6,145
4.000%, 6/1/42	26,086	26,839
3.500%, 7/1/42	5,406	5,449
4.000%, 7/1/42	176,132	181,559
3.000%, 8/1/42	230,694	226,594
3.500%, 8/1/42	10,120	10,196
4.000%, 8/1/42	14,335	14,749
4.500%, 8/1/42	26,178	27,340
3.500%, 9/1/42	54,128	54,536
4.000%, 9/1/42	25,521	26,257
4.500%, 9/1/42	146,562	153,341
3.500%, 10/1/42	41,555	41,843
3.000%, 12/1/42	63,285	62,161
3.500%, 12/1/42	60,538	60,986
4.000%, 12/1/42	108,886	112,122
3.000%, 1/1/43	127,058	124,799
4.000%, 1/1/43	41,688	42,853
3.000%, 2/1/43	245,584	241,219
3.500%, 2/1/43	51,872	52,263
3.000%, 3/1/43	489,455	480,420
3.500%, 3/1/43	65,526	65,977
4.000%, 3/1/43	16,429	16,898
3.000%, 4/1/43	339,615	333,384
3.500%, 4/1/43	2,596	2,613
3.000%, 5/1/43	457,364	449,186
3.500%, 5/1/43	14,189	14,286
3.000%, 6/1/43	83,847	82,374
3.500%, 6/1/43	58,129	58,531
3.000%, 7/1/43	663,895	652,043
3.500%, 7/1/43	194,778	196,133
3.000%, 8/1/43	45,697	44,813
3.500%, 8/1/43	167,259	168,311
4.500%, 9/1/43	198,361	207,393
4.000%, 10/1/43	190,970	196,333
3.500%, 11/1/43	113,571	114,427
4.500%, 12/1/43	37,482	39,087
5.000%, 12/1/43	303,252	321,589
4.500%, 1/1/44	54,712	57,115
4.500%, 4/1/44	428,036	447,699
3.500%, 5/1/44	516,293	520,185
3.500%, 6/1/44	455,553	458,987
3.500%, 7/1/44	53,126	53,377
4.000%, 8/1/44	524,491	540,615
3.000%, 10/1/44	2,523,026	2,474,241
3.500%, 12/1/44	1,458,637	1,456,870
4.000%, 12/1/44	40,280	41,468
3.500%, 2/1/45	4,063,658	4,059,172
4.000%, 2/1/45	44,657	45,918
3.000%, 4/1/45	2,842,882	2,775,474
3.000%, 5/1/45	3,806,810	3,716,547
4.000%, 5/1/45	46,072	47,489
3.500%, 7/1/45	142,304	142,813
3.500%, 10/1/45	99,895	100,148
4.000%, 10/1/45	258,234	265,817
3.500%, 11/1/45	175,401	176,284
4.000%, 11/1/45	96,020	98,870
4.500%, 11/1/45	19,220	20,145
3.500%, 12/1/45	39,637	39,862
4.000%, 12/1/45	205,477	211,345
4.500%, 12/1/45	80,906	84,408
4.000%, 1/1/46	43,567	44,634
4.000%, 2/1/46	72,144	74,114
3.500%, 3/1/46	55,816	55,975
3.500%, 4/1/46	111,240	111,563
3.500%, 5/1/46	35,327	35,428
3.000%, 6/1/46	71,131	69,590
3.500%, 6/1/46	156,398	156,844
4.000%, 6/1/46	176,186	180,228
3.000%, 8/1/46	3,890	3,807
3.500%, 8/1/46	69,355	69,552
3.000%, 9/1/46	89,941	87,961
3.500%, 9/1/46	77,038	77,327
3.000%, 11/1/46	198,458	193,973
3.500%, 11/1/46	166,418	167,127
4.000%, 11/1/46	51,028	52,455
3.000%, 12/1/46	160,558	156,952
3.500%, 12/1/46	329,190	330,494
3.000%, 1/1/47	17,895	17,504
3.500%, 1/1/47	360,695	362,498
4.000%, 1/1/47	28,628	29,463
2.500%, 2/1/47	2,642,355	2,508,379
3.000%, 2/1/47	129,570	126,649
3.500%, 2/1/47	41,695	41,880
3.000%, 3/1/47	130,093	127,112
4.000%, 3/1/47	7,150,774	7,342,022
3.500%, 5/1/47	99,158	99,544
3.500%, 6/1/47	61,342	61,574
3.500%, 7/1/47	43,615	43,781
4.000%, 8/1/47	87,228	89,364
3.500%, 10/1/47	89,132	89,498
3.500%, 11/1/47	55,081	55,306
3.500%, 12/1/47	507,310	508,771
3.500%, 1/1/48	327,889	329,000
4.000%, 1/1/48	2,706,791	2,762,936
4.000%, 3/1/48	158,704	163,260
4.000%, 4/1/48	98,168	100,995
4.500%, 4/1/48	57,296	60,259
4.500%, 5/1/48	829,891	869,441
4.500%, 7/1/48	35,332	37,120
4.000%, 8/1/48	507,042	519,439
3.000%, 1/25/49 TBA	33,150,623	32,337,398
4.000%, 1/25/49 TBA	17,500,000	17,837,696
5.000%, 1/25/49 TBA	3,517,000	3,682,959
3.500%, 2/25/49 TBA	34,800,000	34,760,579
4.500%, 2/25/49 TBA	3,800,000	3,930,031
GNMA 3.750%, 7/20/27 (l)	781	794
5.500%, 4/15/33	1,107	1,191
5.000%, 12/15/38	7,864	8,322
4.000%, 4/20/39	3,492	3,606
5.000%, 7/15/39	43,620	46,234
4.000%, 7/20/39	8,311	8,581
5.000%, 10/20/39	8,387	8,869
4.500%, 12/20/39	3,409	3,571
4.500%, 1/20/40	4,241	4,443
4.500%, 2/20/40	3,336	3,495
4.500%, 5/20/40	303	317

See Notes to Financial Statements.

1533

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
4.000%, 10/20/40	$45,335	$46,823
4.000%, 11/20/40	138,461	143,004
5.000%, 12/15/40	28,475	30,181
4.000%, 12/20/40	54,642	56,435
4.000%, 1/20/41	46,431	47,954
4.000%, 3/15/41	35,109	36,276
4.500%, 7/20/41	18,942	19,826
3.500%, 1/15/42	27,453	27,747
4.500%, 2/15/42	260,788	273,583
5.000%, 7/20/42	20,851	22,062
3.500%, 4/15/43	43,827	44,378
3.500%, 4/20/43	87,089	88,252
3.500%, 2/20/44	320,619	324,802
5.000%, 7/20/44	3,194	3,334
4.000%, 10/20/44	1,556	1,603
3.500%, 1/20/45	1,497,689	1,498,040
3.000%, 2/15/45	66,426	65,759
3.000%, 4/20/45	179,271	177,247
3.500%, 5/20/45	82,705	83,629
3.000%, 6/20/45	383,933	379,599
3.000%, 7/15/45	678,961	671,509
3.000%, 10/20/45	91,388	90,299
3.500%, 3/20/46	1,627,131	1,641,750
3.000%, 4/20/46	909,918	898,224
3.500%, 4/20/46	1,623,005	1,637,587
3.500%, 5/20/46	79,496	80,210
3.000%, 6/20/46	164,318	162,104
3.500%, 6/20/46	1,001,248	1,010,243
3.000%, 7/20/46	255,325	251,884
3.500%, 7/20/46	352,109	355,162
3.000%, 8/20/46	27,600	27,228
3.000%, 9/20/46	608,384	600,184
3.500%, 9/20/46	1,145,083	1,155,013
3.000%, 10/20/46	19,048	18,792
3.500%, 10/20/46	107,836	108,576
3.000%, 12/20/46	57,045	56,240
4.500%, 9/20/48	62,558	64,772
3.500%, 1/15/49 TBA	1,018,000	1,024,763
4.000%, 1/15/49 TBA	5,817,500	5,957,029
4.500%, 1/15/49 TBA	2,550,500	2,637,775
5.000%, 1/15/49 TBA	3,387,000	3,523,009
5.500%, 1/15/49 TBA	250,000	265,215

Total Mortgage-Backed Securities		199,457,699

Municipal Bonds (2.2%)
Adams & Weld Counties School District No. 27J Brighton 5.000%, 12/1/42	20,000	22,805
American Municipal Power, Inc. OH Combined Hydroelectric Projects Revenue Bonds, Taxable, Series 2009A 6.449%, 2/15/44	55,000	70,618
American Municipal Power, Inc., Revenue Bonds, Class B 7.834%, 2/15/41	20,000	29,310
Arizona Board of Regents Arizona State University System Revenue Refunding Bonds, Series 2017B 5.000%, 7/1/43	20,000	22,707
Berks County Industrial Development Authority Health System Revenue Bonds, Series 2017 5.000%, 11/1/47	30,000	32,443
5.000%, 11/1/50	20,000	21,505
Buena Park School District General Obligation Bonds, Election of 2014, Series 2018 5.000%, 8/1/47	10,000	11,373
California Infrastructure and Economic Development Bank Revenue Bonds, Series 2017 7.300%, 10/1/39	25,000	34,318
5.000%, 5/15/47	10,000	11,369
5.000%, 5/15/52	20,000	22,616
City & County of Denver, Series A-1 5.000%, 8/1/48	50,000	55,763
City and County of Denver, Colorado Dedicated Tax Revenue Refunding and Improvement Bonds Series 2016A 5.000%, 8/1/44	40,000	44,810
City Of Atlanta, Georgia Water And Wastewater Revenue And Revenue Refunding Bonds, Series 2018B 5.000%, 11/1/43	20,000	22,798
City of Atlanta, Georgia Water and Wastewater Revenue Refunding Bonds, Series 2015 5.000%, 11/1/40	20,000	22,228
City of Atlanta, Georgia Water and Wastewater Revenue Refunding Bonds, Series 2018A 5.000%, 11/1/41	30,000	34,247
City of Atlanta, Georgia Water and Wastewater Revenue Refunding Bonds, Series B 5.000%, 11/1/47	20,000	22,732
City of Aurora, Colorado Acting by and Through Its Utility Enterprise First Lien Water Refunding Bonds, Series 2016 5.000%, 8/1/41	50,000	56,407
5.000%, 8/1/46	30,000	33,801
City of Cartersville, Georgia Water and Sewer Revenue Bonds, Series 2018 5.000%, 6/1/48	30,000	34,227
City Of Chicago Chicago O’Hare International Airport General Airport Senior Lien Revenue Bonds, Series 2018C 4.472%, 1/1/49	60,000	60,871
City of Chicago Taxable General Obligation Bonds, Series 2015B 5.633%, 1/1/20	300,000	301,539

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
City of Cleveland, Ohio Various Purpose General Obligation Bonds, Series 2018 5.000%, 12/1/43	$70,000	$79,134
City of Colorado Springs, Colorado Utilities System Refunding Revenue Bonds, Series 2017A-2 5.000%, 11/15/42	100,000	114,294
City of Columbia, South Carolina Waterworks and Sewer System Revenue Bonds, Series 2018 5.000%, 2/1/42	20,000	22,935
5.000%, 2/1/48	20,000	22,833
City of Long Beach California Harbor Revenue Bonds, Series C 5.000%, 5/15/47	30,000	34,053
City of New York General Obligation Bonds Fiscal, Tax-Exempt Bonds, Series 2018 Subseries F-1 5.000%, 4/1/40	40,000	45,652
5.000%, 4/1/43	110,000	125,259
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	105,000	131,394
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2011EE 5.375%, 6/15/43	230,000	243,998
5.500%, 6/15/43	270,000	287,661
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series BB 5.882%, 6/15/44	45,000	57,701
City Of Portland, Oregon Limited Tax Revenue Bonds, Series 2018 B 5.000%, 6/15/37	20,000	23,522
5.000%, 6/15/40	20,000	23,306
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Series 2010A 5.808%, 2/1/41	45,000	57,060
City of San Antonio, Water System, Series C 5.000%, 5/15/46	150,000	167,646
Clark County School District, Nevada General Obligation Building Bonds, Series 2018A 5.000%, 6/15/30	20,000	23,288
5.000%, 6/15/31	30,000	34,771
5.000%, 6/15/33	30,000	34,505
Clark County School District, Series A 5.000%, 6/15/34	30,000	34,216
Clark County, Nevada General Obligation Stadium Improvement Bonds, Series 2018A 5.000%, 6/1/43	110,000	125,785
5.000%, 5/1/48	65,000	73,763
Commonwealth of Massachusetts Transportation Fund Revenue Bonds 5.000%, 6/1/48	60,000	68,453
County of Franklin, Ohio Various Purpose Sales Tax Revenue Bonds, Series 2018 5.000%, 6/1/43	20,000	23,028
5.000%, 6/1/48	50,000	57,350
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	25,000	34,351
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.841%, 8/1/21	145,000	155,415
County of Los Angeles Unified School District, General Obligation Bonds 6.758%, 7/1/34	60,000	77,215
County of Miami-Dade, Florida Aviation Revenue, Series C 4.062%, 10/1/31	25,000	25,642
Denton Independent School District, PSF-GTD 5.000%, 8/15/43	40,000	45,416
District of Columbia General Obligation Bonds, Series 2016A 5.000%, 6/1/41	180,000	202,867
District of Columbia Water and Sewer Authority Public Utility Senior Lien Revenue Bonds, Series 2018B 5.000%, 10/1/49	130,000	147,589
Dormitory Authority of The State of New York Columbia University Revenue Bonds, Series 2018 A 5.000%, 10/1/48	10,000	13,159
Dormitory Authority of The State of New York Columbia University Revenue Bonds, Series 2018 B 5.000%, 10/1/38	90,000	105,465
Dormitory Authority of The State of New York State Sales Tax Revenue Bonds, Series 2017A 5.000%, 3/15/43	30,000	33,820
Dormitory Authority of the State of New York State Sales Tax Revenue Bonds, Series 2018A 5.000%, 3/15/39	40,000	45,903

See Notes to Financial Statements.

1535

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Dormitory Authority Of The State Of New York, New York State Sales Tax Revenue Bonds, Series 2018E 5.000%, 3/15/48	$130,000	$148,559
Dutchess County Local Development Corporation Health Quest Systems, Inc. Project Revenue Bonds, Series 2016B 5.000%, 7/1/46	450,000	491,679
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A 2.995%, 7/1/20	50,000	50,065
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	35,000	37,003
Grand Parkway Transportation Corp., Series A 5.000%, 10/1/43	70,000	79,293
5.000%, 10/1/48	130,000	146,485
Hampton Roads Transportation Accountability Commission Hampton Roads Transportation Fund Senior Lien Revenue Bonds Series 2018A 5.500%, 7/1/57	60,000	70,661
Hampton Roads Transportation Accountability Commission, Fund Senior Lien Revenue Bonds, Series 2018A 5.000%, 7/1/48	200,000	228,112
Health and Educational Facilities Authority of The State of Missouri Taxable Educational Facilities Revenue Bonds, Series 2016A 3.651%, 1/15/46	15,000	14,451
Hospital Authority Of The City Of Dubois Hospital Revenue Bonds, Series 2018 5.000%, 7/15/43	20,000	21,965
Housing & Community Development Authority, Series A, GNMA COLL 3.800%, 7/1/38	10,000	10,038
Houston Independent School District Maintenance Tax Notes, Series 2018 5.000%, 7/15/36	20,000	23,403
Idaho Health Facilities Authority Hospital Revenue Bonds, Trinity Health Credit Group, Series A 5.000%, 12/1/47	20,000	22,263
Indiana Finance Authority First Lien Wastewater Utility Revenue Bonds, Series 2015A 5.000%, 10/1/45	40,000	43,617
Indiana Finance Authority First Lien Wastewater Utility Revenue Bonds, Series 2016A 5.000%, 10/1/46	130,000	143,864
Indiana Finance Authority State Revolving Fund Program Bonds, Series 2018A 5.000%, 2/1/35	20,000	23,610
King County, Washington Sewer Refunding Revenue Bonds 5.000%, 7/1/42	20,000	22,803
King County, Washington Sewer Revenue Refunding Bonds, Series A 5.000%, 7/1/47	30,000	33,096
Las Vegas Convention And Visitors Authority Convention Center Expansion Revenue Bonds, Series 2018B 5.000%, 7/1/43	20,000	22,371
Las Vegas Valley Water District, Series A 5.000%, 6/1/46	230,000	256,314
Long Island Power Authority Electric System General Revenue Bonds, Series 2017 5.000%, 9/1/47	70,000	78,061
Los Angeles Department of Water & Power Power System Revenue Bonds 6.574%, 7/1/45	20,000	27,733
6.603%, 7/1/50	30,000	42,340
Louisiana Public Facilities Authority Revenue Bonds, Series 2018E 5.000%, 7/1/48	20,000	21,789
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds, Series 2016 5.000%, 5/1/41	20,000	22,293
Massachusetts Development Finance Agency 5.000%, 7/1/44	40,000	43,396
Massachusetts Development Finance Agency Revenue Bonds, Caregroup Issue, Series J-2 5.000%, 7/1/43	30,000	32,747
5.000%, 7/1/48	60,000	65,245
5.000%, 7/1/53	30,000	32,301
Massachusetts School Building Authority Subordinated Dedicated Sales Tax Bonds, Series A 5.250%, 2/15/48	40,000	46,335
Massachusetts State Development Finance Agency Revenue Worcester Polytechnic 5.000%, 9/1/45	10,000	11,191

See Notes to Financial Statements.

1536

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Mesquite Independent School District, PSF-GTD 5.000%, 8/15/43	$180,000	$204,226
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Bonds, Series 2015A 5.000%, 7/1/41	30,000	33,348
5.000%, 7/1/42	30,000	33,330
5.000%, 7/1/45	20,000	22,453
Metropolitan Transportation Authority Transportation Revenue Bonds, Series 2015A Subseries 1 5.000%, 11/15/45	10,000	10,831
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E 6.814%, 11/15/40	45,000	59,772
Miami-Dade County Educational Facilities Authority Revenue Bonds, Series 2018A 5.000%, 4/1/53	50,000	55,129
Michigan Finance Authority 5.000%, 12/1/47	20,000	21,351
Michigan State Housing Development Authority Rental Housing Revenue Bonds, Series A 4.000%, 10/1/43	10,000	9,937
4.050%, 10/1/48	10,000	9,931
4.150%, 10/1/53	30,000	29,999
Michigan State Housing Development Authority Rental Housing Revenue Bonds, Series B 3.550%, 10/1/33	10,000	10,015
New Hope Cultural Education Facilities Finance Corporation Hospital Revenue Bonds, Series 2017A 5.000%, 8/15/47	20,000	22,246
New Jersey Economic Development Authority, Revenue Bonds, Series B,
AGM (Zero Coupon), 2/15/22	800,000	713,416
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2009B 6.875%, 12/15/39	1,670,000	1,692,679
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F 7.414%, 1/1/40	56,000	78,904
New York & New Jersey Port Authority, Consolidated Bonds, Series 181 4.960%, 8/1/46	40,000	45,922
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds 2018 Series C-1-A 3.700%, 11/1/38	20,000	19,888
4.000%, 11/1/53	50,000	49,719
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds 2018 Series C-1-B 3.850%, 11/1/43	50,000	49,919
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds, Series 2014 C-1-A 4.200%, 11/1/44	210,000	212,478
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Revenue Bonds Fiscal Series 2018FF 5.000%, 6/15/39	50,000	57,509
5.000%, 6/15/40	40,000	45,866
New York City Municipal Water Finance Authority Water and System Revenue Bonds 5.440%, 6/15/43	25,000	30,298
New York City Municipal Water Finance Authority Water and System Revenue Bonds, Series 2018-CC-1 5.000%, 6/15/48	80,000	90,082
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal, Series 2018 S-4B 2.620%, 7/15/21	25,000	24,904
New York City Transitional Finance Authority, New York Future Tax Secured Taxable Subordinate Bonds, Subseries 2018C-4 3.550%, 5/1/25	75,000	75,797
North Carolina Turnpike Authority Triangle Expressway System Senior Lien Turnpike Revenue Refunding Bonds, Series 2018, AGM 5.000%, 1/1/35	20,000	22,893
Northeast Ohio Regional Sewer District Wastewater Improvement Revenue and Refunding Bonds, Series 2014 5.000%, 11/15/49	180,000	198,414
Omaha Public Power District Electric System Revenue Bonds, Series 2017A 5.000%, 2/1/42	30,000	34,132
Pennsylvania Higher Education Assistance Agency Series 2009-1 A1 A1
(ICE LIBOR USD 3 Month + 0.90%), 3.390%, 7/25/29 (k)	256,309	258,430
Pennsylvania State University University Bonds, Series 2018 5.000%, 9/1/43	20,000	23,024
5.000%, 9/1/48	20,000	22,935

See Notes to Financial Statements.

1537

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Pennsylvania Turnpike Commission Turnpike Revenue Bonds, Series 2016 A-1 5.000%, 12/1/46	$20,000	$21,739
Pennsylvania Turnpike Commission, Revenue Bonds, Subseries B 5.000%, 12/1/48	40,000	44,246
Permanent University Fund, University of Texas System 3.376%, 7/1/47	75,000	67,934
Putnam County Development Authority Pollution Control Revenue Refunding Bonds, Series 2018A 5.000%, 3/15/42	40,000	44,201
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	545,000	584,747
Rutgers The State University of New Jersey 5.665%, 5/1/40	110,000	129,686
Sacramento County Sanitation Districts Financing Authority, Revenue Various Refunding Sacramento, Series B, NATL-RE
(ICE LIBOR USD 3 Month + 0.53%, 12.00% Cap), 2.365%, 12/1/35 (k)	30,000	29,138
Salt River Project Agricultural Improvement & Power District 5.000%, 1/1/36	30,000	35,190
Salt River Project Agricultural Improvement and Power District, Arizona Salt River Project Electric System Revenue Bonds, Series 2015A 5.000%, 12/1/45	50,000	55,515
San Diego County Regional Airport Authority Subordinate Airport Revenue Bonds, Series 2017A 5.000%, 7/1/47	20,000	22,532
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 7.043%, 4/1/50	60,000	85,247
State Of Alabama, Alabama Tax State Of Alabama, Alabama Tax-Exempt General Obligation Bonds, Series 2018-A 5.000%, 11/1/38	30,000	35,129
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	75,000	72,844
State of California Federally Taxable General Obligation Refunding Bonds Various Purpose 4.600%, 4/1/38	100,000	103,135
State of California, Various Purposes, General Obligation Bonds, Series 2009 6.200%, 3/1/19	36,000	36,196
6.200%, 10/1/19	36,000	36,902
7.550%, 4/1/39	110,000	157,580
State Of Colorado Building Excellent Schools Today Certificates Of Participation, Series 2018N 5.000%, 3/15/38	310,000	355,217
State Of Florida Department Of Management Services Refunding Certificates Of Participation, Series 2018A 5.000%, 11/1/27	20,000	24,150
5.000%, 11/1/28	20,000	24,410
5.000%, 11/1/29	10,000	12,337
State of Illinois General Obligation Bonds, Series 2017A 5.000%, 12/1/24	10,000	10,673
State of Illinois General Obligation Bonds, Series 2017D 5.000%, 11/1/22	20,000	21,094
5.000%, 11/1/24	60,000	64,020
5.000%, 11/1/25	170,000	181,737
State of Illinois General Obligation Bonds, Series 2018A 5.000%, 5/1/20	20,000	20,534
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	200,000	190,686
State Of Minnesota General Obligation State Various Purpose Bonds, Series 2018A 5.000%, 8/1/33	10,000	11,986
State of Minnesota, Series A 5.000%, 8/1/31	10,000	12,089
5.000%, 8/1/32	10,000	12,032
5.000%, 8/1/34	10,000	11,930
5.000%, 8/1/35	20,000	23,766
5.000%, 8/1/36	70,000	82,793
State Of Mississippi General Obligation Bonds, Series 2018A 5.000%, 11/1/35	10,000	11,483
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H 5.389%, 3/15/40	45,000	52,711
State of Washington, Washington Various Purpose General Obligation Bonds, Series 2018C 5.000%, 2/1/39	120,000	138,122
State of West Virginia General Obligation State Road Bonds, Series 2018 B 5.000%, 6/1/40	30,000	34,410

See Notes to Financial Statements.

1538

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
5.000%, 12/1/40	$40,000	$45,880
5.000%, 12/1/41	30,000	34,358
Tennessee Housing Development Agency 3.750%, 7/1/38	10,000	9,999
3.850%, 7/1/43	10,000	9,953
3.950%, 1/1/49	10,000	10,000
Texas Transportation Commission State of Texas Highway Improvement General Obligation Bonds, Series 2016 5.000%, 4/1/40	20,000	22,586
5.000%, 4/1/43	30,000	33,693
Texas Water Development Board 5.000%, 10/15/38	40,000	46,590
5.000%, 4/15/49	240,000	275,162
Texas Water Development Board State Water Implementation Revenue Fund For Texas Revenue Bonds Series 2017A 5.000%, 10/15/47	10,000	11,352
Texas Water Development Board State Water Implementation Revenue Fund For Texas Revenue Bonds, Series 2018A 5.000%, 10/15/43	170,000	194,548
The Central Puget Sound Regional Transit Authority Sales Tax Improvement and Refunding Bonds, Series 2015S-1 5.000%, 11/1/50	20,000	22,321
The City of New York General Obligation Bonds Fiscal Series 2018F, Subseries F-1 5.000%, 4/1/45	240,000	272,678
The Commonwealth of Massachusetts General Obligation Bonds Consolidated Loan of 2018, Series A 5.000%, 1/1/45	30,000	34,091
5.000%, 1/1/46	100,000	113,470
5.000%, 1/1/48	70,000	79,312
The Commonwealth of Massachusetts Massachusetts General Obligation Bonds Consolidated Loan of 2017, Series F 5.000%, 11/1/45	30,000	34,024
5.000%, 11/1/46	150,000	169,998
The Health And Educational Facilities Board Of The Metropolitan Government Of Nashville And Davidson County, Tennessee Revenue Bonds, Series 2016A 5.000%, 7/1/40	10,000	10,790
The Metropolitan St. Louis Sewer District Wastewater System Improvement and Refunding Revenue Bonds, Series 2017A 5.000%, 5/1/47	30,000	33,942
The Regents of The University of California General Revenue Bonds 2009, Series R 5.770%, 5/15/43	315,000	379,011
The Regents of The University of California Medical Center Pooled Revenue Bonds, Series 2016L 5.000%, 5/15/47	20,000	22,248
The Turnpike Authority Of Kentucky Economic Development Road Revenue And Revenue Refunding Bonds, Series 2010A 5.000%, 7/1/20	20,000	20,900
Triborough Bridge and Tunnel Authority General Revenue Bonds, Series 2017A 5.000%, 11/15/47	130,000	146,544
University of California, General Revenue Bonds, Series 2012-AD 4.858%, 5/15/12	45,000	47,237
Upper Arlington City School District Franklin County, Ohio School Facilities Construction and Improvement Bonds, Series 2018A 5.000%, 12/1/48	30,000	34,132
Utah Transit Authority Sales Tax Revenue Taxable, Series B 5.937%, 6/15/39	90,000	113,438
Washington Metropolitan Area Transit Authority Gross Revenue Transit Bonds, Series 2017B 5.000%, 7/1/36	10,000	11,506
Washington State Convention Center Public Facilities District 5.000%, 7/1/58	100,000	110,581

Total Municipal Bonds		15,558,281

Supranational (0.7%)
African Development Bank 1.875%, 3/16/20	100,000	99,060
3.000%, 12/6/21	60,000	60,626
Asian Development Bank 1.750%, 1/10/20	300,000	297,267
1.375%, 3/23/20	27,000	26,600
2.125%, 11/24/21	50,000	49,306
2.000%, 2/16/22 (x)	100,000	98,075
1.875%, 2/18/22	100,000	97,699
1.750%, 9/13/22	150,000	145,087
2.750%, 3/17/23 (x)	85,000	85,114
2.625%, 1/12/27 (x)	50,000	48,884
Corp. Andina de Fomento 2.200%, 7/18/20	100,000	98,472
Council of Europe Development Bank
1.875%, 1/27/20	125,000	123,982
European Bank for Reconstruction & Development
1.500%, 3/16/20	27,000	26,646
1.125%, 8/24/20	100,000	97,599

See Notes to Financial Statements.

1539

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
2.750%, 4/26/21	$25,000	$25,035
2.125%, 3/7/22	100,000	98,242
2.750%, 3/7/23	25,000	25,038
European Investment Bank 1.625%, 3/16/20	100,000	98,777
1.375%, 6/15/20 (x)	100,000	98,143
1.625%, 8/14/20	50,000	49,120
2.875%, 9/15/20	91,000	91,291
4.000%, 2/16/21	91,000	93,460
2.000%, 3/15/21	125,000	123,194
2.500%, 4/15/21	50,000	49,819
2.375%, 5/13/21	150,000	148,995
2.250%, 3/15/22 (x)	225,000	222,083
2.875%, 8/15/23 (x)	100,000	100,607
3.250%, 1/29/24	50,000	51,215
1.875%, 2/10/25	100,000	94,973
2.125%, 4/13/26	75,000	71,604
Inter-American Development Bank 1.625%, 5/12/20	175,000	172,434
1.375%, 7/15/20 (x)	91,000	89,230
2.125%, 11/9/20	50,000	49,515
1.875%, 3/15/21 (x)	100,000	98,311
1.750%, 4/14/22	100,000	97,143
1.750%, 9/14/22 (x)	100,000	96,562
2.500%, 1/18/23 (x)	100,000	99,309
3.000%, 2/21/24 (x)	75,000	75,921
2.125%, 1/15/25	100,000	96,475
International Bank for Reconstruction & Development
1.875%, 4/21/20 (x)	250,000	247,546
2.125%, 11/1/20 (x)	75,000	74,332
1.625%, 3/9/21	100,000	97,881
1.375%, 5/24/21	75,000	72,833
2.250%, 6/24/21	125,000	123,897
1.375%, 9/20/21 (x)	100,000	96,740
2.125%, 2/13/23 (x)	68,000	66,553
1.750%, 4/19/23	100,000	96,255
2.500%, 7/29/25	75,000	73,759
3.125%, 11/20/25	25,000	25,476
1.875%, 10/27/26 (x)	150,000	140,672
International Finance Corp. 1.625%, 7/16/20 (x)	100,000	98,513
1.125%, 7/20/21 (x)	100,000	96,424
2.875%, 7/31/23	30,000	30,231
Nordic Investment Bank 2.250%, 2/1/21 (x)	200,000	198,345

Total Supranational		5,210,370

U.S. Government Agency Securities (0.6%)
FFCB 1.950%, 1/10/20	100,000	99,066
2.375%, 4/13/20	200,000	199,806
1.620%, 4/20/21	150,000	145,954
FHLB 2.125%, 2/11/20	50,000	49,733
4.125%, 3/13/20	271,000	275,968
2.375%, 3/30/20	200,000	199,463
2.625%, 5/28/20	200,000	200,190
1.830%, 7/29/20	75,000	74,266
1.800%, 8/28/20	100,000	98,872
2.625%, 10/1/20	250,000	250,083
1.950%, 11/5/20	100,000	98,501
1.375%, 2/18/21	100,000	97,720
2.160%, 8/17/22	75,000	73,798
2.875%, 9/13/24	75,000	75,677
FHLMC 1.375%, 4/20/20	200,000	197,006
1.375%, 5/1/20 (x)	91,000	89,590
1.875%, 11/17/20 (x)	100,000	98,694
2.000%, 11/20/20	100,000	99,152
2.375%, 2/16/21	250,000	248,942
2.375%, 1/13/22	300,000	298,729
3.200%, 5/15/23	150,000	150,006
3.350%, 7/26/23	50,000	50,021
FNMA 1.500%, 6/22/20	125,000	123,078
1.500%, 11/30/20	100,000	97,972
1.875%, 12/28/20	100,000	98,871
2.000%, 1/5/22	200,000	196,982
2.625%, 9/6/24 (x)	82,000	81,795
2.125%, 4/24/26 (x)	110,000	105,172
1.875%, 9/24/26 (x)	100,000	92,811
Tennessee Valley Authority 3.875%, 2/15/21	91,000	93,354
2.875%, 9/15/24	50,000	50,320

Total U.S. Government Agency Securities		4,111,592

U.S. Treasury Obligations (26.9%)
U.S. Treasury Bonds 7.875%, 2/15/21 (x)	91,000	101,006
7.125%, 2/15/23	200,000	235,773
6.750%, 8/15/26	100,000	128,517
4.250%, 5/15/39	220,000	265,358
4.500%, 8/15/39	213,000	265,357
4.375%, 11/15/39	914,000	1,120,459
4.625%, 2/15/40	100,000	126,703
4.375%, 5/15/40	200,000	245,516
4.375%, 5/15/41 (z)	3,200,000	3,937,250
3.125%, 2/15/43	829,000	845,515
2.875%, 5/15/43 (z)	1,844,000	1,800,157
3.625%, 8/15/43 (z)	3,091,000	3,420,707
3.750%, 11/15/43#	1,140,000	1,287,250
3.625%, 2/15/44	200,000	221,521
3.000%, 5/15/45	300,000	299,250
2.875%, 8/15/45 (z)	1,300,000	1,265,672
2.250%, 8/15/46	600,000	512,687
2.875%, 11/15/46	227,000	220,710
3.000%, 2/15/47	152,000	151,561
3.000%, 5/15/47 (z)	3,400,000	3,385,745
3.000%, 2/15/48 (z)	1,200,000	1,193,719
3.000%, 8/15/48# (z)	6,068,000	6,040,188
3.375%, 11/15/48	55,000	58,814
U.S. Treasury Inflation Linked Notes
0.625%, 1/15/26 TIPS	851,424	829,287
0.750%, 7/15/28 TIPS	2,216,368	2,169,849
U.S. Treasury Notes 1.250%, 8/31/19 (z)	4,127,000	4,089,492
1.000%, 10/15/19 (z)	4,227,000	4,173,502
1.250%, 2/29/20	246,000	242,206
1.625%, 3/15/20	200,000	197,776

See Notes to Financial Statements.

1540

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
1.125%, 3/31/20	$789,000	$775,239
1.375%, 3/31/20	1,350,000	1,330,137
1.500%, 4/15/20	350,000	345,320
1.125%, 4/30/20	432,000	423,836
1.375%, 4/30/20	600,000	590,738
1.500%, 5/15/20	1,100,000	1,084,338
3.500%, 5/15/20	700,000	708,490
1.375%, 5/31/20	400,000	393,495
1.500%, 5/31/20	600,000	591,160
1.500%, 6/15/20	300,000	295,512
1.625%, 6/30/20	1,979,000	1,952,227
1.875%, 6/30/20	700,000	693,023
1.500%, 7/15/20	850,000	836,652
1.625%, 7/31/20	1,929,000	1,901,572
1.500%, 8/15/20	350,000	344,264
2.625%, 8/15/20	789,000	790,043
1.375%, 8/31/20	1,350,000	1,324,573
2.125%, 8/31/20	500,000	496,637
2.625%, 8/31/20 (z)	5,699,000	5,706,421
1.375%, 9/15/20	900,000	882,938
1.375%, 9/30/20	800,000	784,245
2.000%, 9/30/20	375,000	371,675
1.625%, 10/15/20	600,000	590,633
1.375%, 10/31/20	725,000	710,287
1.750%, 10/31/20	350,000	345,199
1.750%, 11/15/20	1,700,000	1,676,237
2.625%, 11/15/20	1,261,000	1,263,184
1.625%, 11/30/20	1,780,000	1,750,635
2.000%, 11/30/20	1,200,000	1,188,875
1.875%, 12/15/20	1,000,000	988,164
1.750%, 12/31/20	600,000	591,535
2.375%, 12/31/20	600,000	598,695
2.000%, 1/15/21	1,300,000	1,287,034
1.375%, 1/31/21	600,000	586,312
2.125%, 1/31/21	275,000	272,891
2.250%, 2/15/21	550,000	547,057
3.625%, 2/15/21	500,000	511,569
1.125%, 2/28/21	500,000	485,638
2.000%, 2/28/21	250,000	247,393
1.250%, 3/31/21	550,000	535,484
2.250%, 3/31/21	800,000	795,833
1.375%, 4/30/21	1,450,000	1,414,203
2.250%, 4/30/21	450,000	447,885
2.625%, 5/15/21 (z)	4,895,000	4,910,615
3.125%, 5/15/21	636,000	645,499
1.375%, 5/31/21	525,000	511,554
2.000%, 5/31/21	500,000	494,446
1.125%, 6/30/21	2,074,000	2,007,216
2.125%, 6/30/21	400,000	396,698
1.125%, 7/31/21	400,000	386,484
2.250%, 7/31/21 (z)	3,339,000	3,320,523
2.125%, 8/15/21	452,000	447,839
1.125%, 8/31/21	400,000	386,078
2.000%, 8/31/21	400,000	395,031
1.125%, 9/30/21	400,000	385,781
2.125%, 9/30/21	1,314,000	1,301,425
1.250%, 10/31/21	575,000	555,796
2.000%, 10/31/21	350,000	345,488
2.000%, 11/15/21	537,000	530,057
1.750%, 11/30/21	500,000	489,929
1.875%, 11/30/21	550,000	540,969
2.000%, 12/31/21	500,000	493,164
2.125%, 12/31/21	500,000	495,065
1.500%, 1/31/22	475,000	461,430
1.875%, 1/31/22	500,000	491,081
2.000%, 2/15/22	352,000	347,045
1.750%, 2/28/22	475,000	464,646
1.875%, 2/28/22	475,000	466,354
1.750%, 3/31/22	500,000	488,782
1.875%, 3/31/22	500,000	490,586
1.750%, 4/30/22	600,000	586,086
1.875%, 4/30/22 (z)	3,289,000	3,225,832
1.750%, 5/15/22	478,000	466,747
1.750%, 5/31/22	780,000	761,465
1.875%, 5/31/22	500,000	490,130
1.750%, 6/30/22	800,000	780,583
2.125%, 6/30/22	325,000	321,137
1.875%, 7/31/22	450,000	440,666
1.625%, 8/15/22	378,000	366,739
1.625%, 8/31/22	600,000	581,976
1.875%, 8/31/22	2,300,000	2,250,676
1.750%, 9/30/22	650,000	632,802
1.875%, 9/30/22	450,000	440,215
1.875%, 10/31/22	500,000	488,769
2.000%, 10/31/22 (v)	550,000	540,239
1.625%, 11/15/22	500,000	484,082
2.000%, 11/30/22	500,000	490,950
2.125%, 12/31/22	425,000	419,034
1.750%, 1/31/23	775,000	752,598
2.000%, 2/15/23	725,000	710,896
1.500%, 2/28/23	775,000	744,565
1.500%, 3/31/23	575,000	552,037
1.625%, 4/30/23	600,000	578,602
1.750%, 5/15/23	933,000	904,160
1.625%, 5/31/23	925,000	891,168
1.375%, 6/30/23	800,000	761,729
2.625%, 6/30/23	200,000	201,063
1.250%, 7/31/23	850,000	803,958
2.500%, 8/15/23	800,000	799,792
1.375%, 8/31/23	850,000	807,998
2.750%, 8/31/23	1,405,000	1,420,843
1.375%, 9/30/23	850,000	806,969
1.625%, 10/31/23	2,000,000	1,919,557
2.750%, 11/15/23	950,000	960,465
2.125%, 11/30/23	1,150,000	1,129,291
2.250%, 12/31/23	2,060,000	2,034,116
2.250%, 1/31/24	2,320,000	2,290,064
2.750%, 2/15/24	837,000	845,991
2.125%, 2/29/24	700,000	686,629
2.125%, 3/31/24	980,000	960,706
2.000%, 4/30/24	1,902,000	1,851,949
2.500%, 5/15/24	1,037,000	1,035,164
2.000%, 5/31/24	2,077,000	2,020,937
2.000%, 6/30/24	550,000	534,861
2.125%, 7/31/24 (z)	6,300,000	6,163,172
2.375%, 8/15/24	1,200,000	1,189,172
1.875%, 8/31/24	1,000,000	965,325
2.125%, 9/30/24 (z)	5,550,000	5,423,896
2.250%, 10/31/24	300,000	295,023
2.250%, 11/15/24	1,100,000	1,081,237
2.125%, 11/30/24	300,000	292,855
2.500%, 1/31/25	200,000	199,242

See Notes to Financial Statements.

1541

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount		Value (Note 1)
2.000%, 2/15/25		$1,300,000	$1,257,581
2.125%, 5/15/25		1,300,000	1,265,079
2.000%, 8/15/25		1,782,000	1,718,122
2.750%, 8/31/25		1,222,000	1,234,045
2.250%, 11/15/25		1,632,000	1,596,130
1.625%, 2/15/26		1,075,000	1,006,329
1.625%, 5/15/26		1,000,000	933,789
1.500%, 8/15/26		1,150,000	1,060,860
2.000%, 11/15/26		1,880,000	1,794,568
2.250%, 2/15/27		1,987,000	1,929,641
2.375%, 5/15/27		2,250,000	2,202,891
2.250%, 8/15/27 (z)		5,250,000	5,080,947
2.250%, 11/15/27		1,300,000	1,255,770
2.750%, 2/15/28		1,310,000	1,316,789
2.875%, 5/15/28		1,160,000	1,177,778
2.875%, 8/15/28 (z)		6,420,000	6,518,891
3.125%, 11/15/28 (x)		1,030,000	1,068,437

Total U.S. Treasury Obligations			189,340,211

Total Long-Term Debt Securities (121.4%) (Cost $882,302,555)			856,552,812

SHORT-TERM INVESTMENTS:
Commercial Paper (0.1%)
General Motors Financial Co., Inc.
3.20%, 3/27/19 (n)(p)		250,000	248,104

Foreign Government Treasury Bills (0.8%)
Hellenic Republic
1.14%, 3/15/19 (p)	EUR	300,000	342,920
Japan Treasury Bills
0.01%, 1/21/19 (p)	JPY	597,300,000	5,449,549

Total Foreign Government Treasury Bills			5,792,469

	Number of Shares		Value (Note 1)
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares		1	1

	Principal Amount		Value (Note 1)
Repurchase Agreements (0.6%)
Citigroup Global Markets, Inc.,
2.66%, dated 12/31/18, due 1/7/19, repurchase price $400,207, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $421,714. (xx)		$400,000	400,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,173,826, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,197,112. (xx)		1,173,638	1,173,638
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,200,193, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,224,313. (xx)		1,200,000	1,200,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $200,028, collateralized by various Common Stocks; total market value $222,642. (xx)		200,000	200,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,200,197, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,224,000. (xx)		1,200,000	1,200,000

Total Repurchase Agreements			4,173,638

U.S. Government Agency Security (0.3%)
FHLB 2.28%, 1/29/19 (o)(p)		2,200,000	2,195,959

Total Short-Term Investments (1.8%) (Cost $12,314,806)			12,410,171

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-OAT 02/22/2019 at EUR 166.00, American Style Notional Amount: EUR 5,500,000 Exchange Traded*		55	630
Euro-OAT 02/22/2019 at EUR 165.00, American Style Notional Amount: EUR 600,000 Exchange Traded*		6	69

See Notes to Financial Statements.

1542

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Contracts	Value (Note 1)
Euro-OAT 02/15/2019 at CAD 158.00, American Style Notional Amount: CAD 1,400,000 Exchange Traded*	14	$51
Long Gilt 02/22/2019 at GBP 150.00, American Style Notional Amount: GBP 9,100,000 Exchange Traded*	91	—
Long-Term Euro-BTP 02/22/2019 at EUR 160.00, American Style Notional Amount: EUR 8,400,000 Exchange Traded*	84	962
Long-Term Euro-BTP 02/22/2019 at EUR 159.50, American Style Notional Amount: EUR 1,600,000 Exchange Traded*	16	183
Long-Term Euro-BTP 02/22/2019 at EUR 159.00, American Style Notional Amount: EUR 1,500,000 Exchange Traded*	15	172
Long-Term Euro-BTP 02/22/2019 at EUR 155.00, American Style Notional Amount: EUR 800,000 Exchange Traded*	8	92
U.S. Treasury 10 Year Note 02/22/2019 at USD 130.00, American Style Notional Amount: USD 1,700,000 Exchange Traded*	17	531
U.S. Treasury 10 Year Note 02/22/2019 at USD 131.00, American Style Notional Amount: USD 3,000,000 Exchange Traded*	30	469
U.S. Treasury 10 Year Note 02/22/2019 at USD 131.50, American Style Notional Amount: USD 2,500,000 Exchange Traded*	25	391
U.S. Treasury 10 Year Note 02/22/2019 at USD 134.00, American Style Notional Amount: USD 600,000 Exchange Traded*	6	—
U.S. Treasury 10 Year Note 02/22/2019 at USD 132.50, American Style Notional Amount: USD 2,000,000 Exchange Traded*	20	312
U.S. Treasury 30 Year Bond 02/22/2019 at USD 169.00, American Style Notional Amount: USD 4,700,000 Exchange Traded*	47	1,469
U.S. Treasury 30 Year Bond 02/22/2019 at USD 170.00, American Style Notional Amount: USD 800,000 Exchange Traded*	8	250

		5,581

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/22/2019 at EUR 147.00, American Style Notional Amount: EUR 9,500,000 Exchange Traded*	95	1,089
Euro-Bund 02/22/2019 at EUR 151.50, American Style Notional Amount: EUR 1,600,000 Exchange Traded*	16	183
U.S. Treasury 5 Year Note 02/22/2019 at USD 103.75, American Style Notional Amount: USD 50,800,000 Exchange Traded*	508	—

		1,272

Total Options Purchased (0.0%) (Cost $10,656)		6,853

Total Investments Before Securities Sold Short (123.2%) (Cost $894,628,017)		865,969,836

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Mortgage-Backed Securities (-2.0%)
FNMA 2.000%, 1/25/34 TBA	$(213,000)	(203,415)
2.500%, 1/25/34 TBA	(164,400)	(160,662)
3.500%, 1/25/34 TBA	(612,144)	(619,700)
4.000%, 1/25/34 TBA	(599,000)	(613,086)
3.500%, 1/25/49 TBA	(308,000)	(307,856)
4.000%, 1/25/49 TBA	(3,873,000)	(3,947,737)
4.500%, 1/25/49 TBA	(1,557,000)	(1,611,738)
5.500%, 1/25/49 TBA	(249,000)	(263,376)
6.000%, 1/25/49 TBA	(38,000)	(40,856)
3.500%, 2/25/49 TBA	(4,446,555)	(4,441,518)
GNMA 3.000%, 1/15/49 TBA	(38,000)	(37,418)
3.000%, 2/15/49 TBA	(10,500)	(10,334)
3.500%, 2/15/49 TBA	(1,778,145)	(1,789,189)

Total Securities Sold Short (-2.0%) (Proceeds Received $13,887,478)		(14,046,885)

Total Investments after Securities Sold Short (121.2%) (Cost $880,740,539)		854,922,951
Other Assets Less Liabilities (-21.2%)		(149,379,483)

Net Assets (100%)		$705,543,468

See Notes to Financial Statements.

1543

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2018, the market value of these securities amounted to $122,515,261 or 17.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $185,816.
(b)	Rule 144A Illiquid Security. At December 31, 2018, the market value of these securities amounted to $2,263,816 or 0.3% of net assets.
(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2018.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $8,823,188 or 1.3% of net assets.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2018.
(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $132,604.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $4,631,946. This was collateralized by $553,879 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/15/19 - 11/15/48 and by cash of $4,173,638 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2018.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
ARS	— Argentinian Nuevo peso
AUD	— Australian Dollar
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
COP	— Colombian Peso
CPI	— Consumer Price Index
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL	— Insured by National Public Finance Guarantee
Corp.
PEN	— Peruvian Sol
PIK	— Payment-in Kind Security
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SGD	— Singapore Dollar
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

See Notes to Financial Statements.

1544

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Eurodollar	26	3/2019	USD	6,323,850	(27)
Euro-Bund	95	3/2019	EUR	17,800,716	178,824
U.S. Treasury 2 Year Note	58	3/2019	USD	12,314,125	85,870
U.S. Treasury 5 Year Note	565	3/2019	USD	64,798,438	1,048,238
U.S. Treasury Long Bond	3	3/2019	USD	438,000	8,726
U.S. Treasury Ultra Bond	6	3/2019	USD	963,938	33,290
3 Month Euro Euribor	124	6/2019	EUR	35,621,252	796
3 Month Euro Euribor	93	3/2021	EUR	26,634,691	74,724

					1,430,441

Short Contracts
Australia 10 Year Bond	(65)	3/2019	AUD	(6,074,224)	(77,446)
Canada 10 Year Bond	(14)	3/2019	CAD	(1,402,564)	(44,225)
Euro-BTP	(123)	3/2019	EUR	(18,013,321)	(780,524)
Euro-Bund	(6)	3/2019	EUR	(1,124,256)	(6,486)
Euro-Buxl	(2)	3/2019	EUR	(413,891)	(874)
Euro-OAT	(61)	3/2019	EUR	(10,539,525)	(64,590)
Japan 10 Year Bond	(24)	3/2019	JPY	(33,388,258)	(152,515)
Long Gilt	(91)	3/2019	GBP	(14,286,316)	(103,299)
U.S. Treasury 10 Year Note	(218)	3/2019	USD	(26,599,406)	(580,587)
U.S. Treasury 10 Year Ultra Note	(14)	3/2019	USD	(1,821,094)	(56,674)
U.S. Treasury Long Bond	(108)	3/2019	USD	(15,768,000)	(667,435)
3 Month Eurodollar	(22)	3/2020	USD	(5,359,475)	(19,822)
3 Month Eurodollar	(84)	6/2020	USD	(20,476,050)	(45,087)
3 Month Eurodollar	(45)	9/2020	USD	(10,973,812)	(21,710)
3 Month Eurodollar	(83)	12/2020	USD	(20,237,475)	(84,667)
3 Month Sterling	(161)	3/2021	GBP	(25,326,835)	(49,363)
3 Month Sterling	(81)	3/2022	GBP	(12,727,876)	(30,024)

					(2,785,328)

					(1,354,887)

Forward foreign currency contracts outstanding as of December 31, 2018 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	465,000	USD	530,012	Goldman Sachs Bank USA	1/11/2019	3,115
GBP	1,730,000	USD	2,193,258	Barclays Bank plc	1/11/2019	12,671
MXN	64,270,000	USD	3,155,161	Barclays Bank plc	1/11/2019	111,905
MXN	23,809,000	USD	1,169,913	Goldman Sachs Bank USA	1/11/2019	40,380
USD	1,617,116	AUD	2,190,000	Bank of America	1/11/2019	74,326
USD	79,444	AUD	110,000	Goldman Sachs Bank USA	1/11/2019	1,952
USD	54,728	CAD	72,000	JPMorgan Chase Bank	1/11/2019	1,977
USD	170,847	EUR	149,000	Goldman Sachs Bank USA	1/11/2019	17
USD	88,359	EUR	77,000	JPMorgan Chase Bank	1/11/2019	77
USD	806,258	GBP	630,000	Barclays Bank plc	1/11/2019	2,943
USD	4,128,539	GBP	3,228,000	JPMorgan Chase Bank	1/11/2019	12,504
USD	92,929	RUB	6,171,805	Goldman Sachs Bank USA**	1/30/2019	4,709
JPY	126,600,000	USD	1,127,697	Barclays Bank plc	2/15/2019	31,306
JPY	642,400,000	USD	5,693,043	JPMorgan Chase Bank	2/15/2019	188,026
USD	382,416	EUR	300,000	HSBC Bank plc	3/15/2019	36,627
SGD	774,000	USD	567,524	Barclays Bank plc	3/20/2019	1,356
SGD	1,311,000	USD	961,484	Goldman Sachs Bank USA	3/20/2019	2,084

See Notes to Financial Statements.

1545

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
SGD	708,000	USD	517,421	JPMorgan Chase Bank	3/20/2019	2,950
USD	661,470	EUR	510,000	Deutsche Bank AG	12/13/2019	59,355
USD	665,754	EUR	510,000	Deutsche Bank AG	2/25/2020	59,936
JPY	67,710,000	USD	625,653	Citibank NA	3/16/2020	15,648
USD	675,634	JPY	67,710,000	Deutsche Bank AG	3/16/2020	34,334

Total unrealized appreciation						698,198

GBP	366,000	USD	468,228	Goldman Sachs Bank USA	1/11/2019	(1,540)
USD	4,772,116	EUR	4,181,000	Bank of America	1/11/2019	(21,440)
USD	108,657	EUR	95,000	Barclays Bank plc	1/11/2019	(261)
USD	113,110	EUR	99,000	Goldman Sachs Bank USA	1/11/2019	(395)
USD	112,920	EUR	99,000	HSBC Bank plc	1/11/2019	(584)
USD	1,559,140	GBP	1,232,000	Barclays Bank plc	1/11/2019	(11,788)
USD	629,568	GBP	498,000	HSBC Bank plc	1/11/2019	(5,433)
USD	109,170	MXN	2,212,000	Bank of America	1/11/2019	(3,274)
USD	1,431,763	MXN	29,146,537	Barclays Bank plc	1/11/2019	(49,856)
USD	3,567,290	MXN	73,235,000	Goldman Sachs Bank USA	1/11/2019	(155,498)
USD	5,343,379	JPY	597,701,256	Citibank NA	1/22/2019	(118,549)
USD	166,503	MXN	3,350,000	Citibank NA	1/23/2019	(3,416)
MXN	479,000	USD	24,856	HSBC Bank plc	1/25/2019	(569)
USD	743,030	MXN	14,937,000	HSBC Bank plc	1/25/2019	(14,331)
RUB	6,579,740	USD	99,348	Goldman Sachs Bank USA**	1/30/2019	(5,297)
USD	2,056	JPY	230,000	Nomura International plc	2/5/2019	(48)
USD	49,647	MXN	1,002,000	Standard Chartered Bank	2/5/2019	(1,063)
USD	772,849	JPY	85,200,000	Bank of America	2/15/2019	(7,143)
USD	11,580,781	JPY	1,297,600,000	Barclays Bank plc	2/15/2019	(298,539)
USD	176,475	MYR	740,401	Barclays Bank plc**	3/20/2019	(2,538)
USD	817,733	SGD	1,120,000	Bank of America	3/20/2019	(5,453)
USD	151,092	SGD	207,000	Barclays Bank plc	3/20/2019	(1,051)
USD	702,983	SGD	963,017	HSBC Bank plc	3/20/2019	(4,822)
EUR	510,000	USD	623,995	JPMorgan Chase Bank	12/13/2019	(21,880)
EUR	510,000	USD	628,496	JPMorgan Chase Bank	2/25/2020	(22,678)

Total unrealized depreciation						(757,446)

Net unrealized depreciation						(59,248)

**	Non-deliverable forward.

See Notes to Financial Statements.

1546

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed Securities	$—	$66,181,100	$—	(b)	$66,181,100
Collateralized Mortgage Obligations	—	95,808,435	—		95,808,435
Commercial Mortgage-Backed Securities	—	31,362,693	—		31,362,693
Corporate Bonds
Communication Services	—	18,559,015	—		18,559,015
Consumer Discretionary	—	7,663,846	—		7,663,846
Consumer Staples	—	12,923,131	—		12,923,131
Energy	—	16,538,055	—		16,538,055
Financials	—	101,262,450	1,038,261		102,300,711
Health Care	—	18,658,277	—		18,658,277
Industrials	—	14,599,372	—		14,599,372
Information Technology	—	16,336,373	—		16,336,373
Materials	—	3,940,824	—		3,940,824
Real Estate	—	12,088,751	—		12,088,751
Utilities	—	12,500,955	—		12,500,955
Foreign Government Securities	—	10,719,338	—		10,719,338
Forward Currency Contracts	—	698,198	—		698,198
Futures	1,430,468	—	—		1,430,468
Loan Participations
Industrials	—	2,693,783	—		2,693,783
Mortgage-Backed Securities	—	199,457,699	—		199,457,699
Municipal Bonds	—	15,558,281	—		15,558,281
Options Purchased
Call Options Purchased	5,581	—	—		5,581
Put Options Purchased	1,272	—	—		1,272
Short-Term Investments
Commercial Paper	—	248,104	—		248,104
Foreign Government Treasury Bills	—	5,792,469	—		5,792,469
Investment Company	1	—	—		1
Repurchase Agreements	—	4,173,638	—		4,173,638
U.S. Government Agency Security	—	2,195,959	—		2,195,959
Supranational	—	5,210,370	—		5,210,370
U.S. Government Agency Securities	—	4,111,592	—		4,111,592
U.S. Treasury Obligations	—	189,340,211	—		189,340,211

Total Assets	$1,437,322	$868,622,919	$1,038,261		$871,098,502

Liabilities:
Forward Currency Contracts	$—	$(757,446)	$—		$(757,446)
Futures	(2,785,355)	—	—		(2,785,355)
Mortgage-Backed Securities	—	(14,046,885)	—		(14,046,885)

Total Liabilities	$(2,785,355)	$(14,804,331)	$—		$(17,589,686)

Total	$(1,348,033)	$853,818,588	$1,038,261		$853,508,816

(a)	Securities with a market value of $200,000 transferred from Level 3 to Level 2 at the end of the period due active trading.
(b)	Value is zero.

See Notes to Financial Statements.

1547

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$1,437,321	*
Foreign exchange contracts	Receivables	698,198

Total		$2,135,519

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(2,785,355	)*
Foreign exchange contracts	Payables	(757,446)

Total		$(3,542,801)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$389,716	$(1,709,580)	$—	$(1,319,864)
Foreign exchange contracts	—	—	(432,380)	(432,380)

Total	$389,716	$(1,709,580)	$(432,380)	$(1,752,244)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$37,768	$(1,236,574)	$—	$(1,198,806)
Foreign exchange contracts	—	—	1,386,010	1,386,010

Total	$37,768	$(1,236,574)	$1,386,010	$187,204

^ This Portfolio held forward foreign currency contracts, futures contracts and option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

1548

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $96,154,000 and option contracts and futures contracts with an average notional balance of approximately $95,000 and $317,985,000 respectively, during the year ended December 31, 2018.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2018:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$74,326	$(37,310)	$—	$37,016
Barclays Bank plc	160,181	(160,181)	—	—
Citibank NA	15,648	(15,648)	—	—
Deutsche Bank AG	153,625	—	(50,000)	103,625
Goldman Sachs Bank USA	52,257	(52,257)	—	—
HSBC Bank plc	36,627	(25,739)	—	10,888
JPMorgan Chase Bank	205,534	(44,558)	—	160,976

Total	$698,198	$(335,693)	$(50,000)	$312,505

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$37,310	$(37,310)	$—	$—
Barclays Bank plc	364,033	(160,181)	(132,604)	71,248
Citibank NA	121,965	(15,648)	—	106,317
Goldman Sachs Bank USA	162,730	(52,257)	—	110,473
HSBC Bank plc	25,739	(25,739)	—	—
JPMorgan Chase Bank	44,558	(44,558)	—	—
Nomura International plc	48	—	—	48
Standard Chartered Bank	1,063	—	—	1,063

Total	$757,446	$(335,693)	$(132,604)	$289,149

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital, Inc.	2.57%	11/16/2018	1/16/2019	$(920,313)	$(919,476)
Barclays Capital, Inc.	2.57	11/16/2018	1/16/2019	(3,175,813)	(3,172,456)
Barclays Capital, Inc.	2.57	11/16/2018	1/16/2019	(5,073,094)	(5,076,661)
Barclays Capital, Inc.	2.57	11/16/2018	1/16/2019	(2,904,313)	(2,905,475)
Merrill Lynch	3.00	12/28/2018	1/2/2019	(2,882,049)	(2,881,957)
Merrill Lynch	1.25	12/28/2018	1/2/2019	(2,080,974)	(2,081,183)
Merrill Lynch	2.63	12/28/2018	1/2/2019	(2,404,320)	(2,404,381)
Merrill Lynch	2.88	12/28/2018	1/2/2019	(2,325,162)	(2,325,201)
Merrill Lynch	2.63	12/28/2018	1/2/2019	(2,801,960)	(2,802,033)
Merrill Lynch	1.00	12/28/2018	1/2/2019	(2,073,288)	(2,073,525)
Merrill Lynch	2.25	12/28/2018	1/2/2019	(1,389,864)	(1,389,930)
Merrill Lynch	1.88	12/28/2018	1/2/2019	(978,420)	(978,483)
Merrill Lynch	3.00	12/31/2018	1/3/2019	(2,888,219)	(2,888,185)
Merrill Lynch	1.25	12/31/2018	1/3/2019	(1,982,656)	(1,982,775)
Merrill Lynch	2.63	12/31/2018	1/3/2019	(2,408,438)	(2,408,492)

See Notes to Financial Statements.

1549

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Merrill Lynch	2.88%	12/31/2018	1/3/2019	$(2,337,375)	$(2,337,418)
Merrill Lynch	2.63	12/31/2018	1/3/2019	(2,804,047)	(2,804,111)
Merrill Lynch	1.00	12/31/2018	1/3/2019	(2,074,078)	(2,074,217)
Merrill Lynch	2.25	12/31/2018	1/3/2019	(1,392,891)	(1,392,938)
Merrill Lynch	1.88	12/31/2018	1/3/2019	(1,373,641)	(1,373,698)
Morgan Stanley & Co. LLC	2.50	10/24/2018	1/23/2019	(2,415,000)	(2,409,744)
Morgan Stanley & Co. LLC	2.50	10/24/2018	1/23/2019	(1,195,188)	(1,193,543)
Morgan Stanley & Co. LLC	2.50	10/24/2018	1/23/2019	(1,125,000)	(1,123,250)
Morgan Stanley & Co. LLC	2.53	11/13/2018	1/14/2019	(3,728,000)	(3,720,400)
Morgan Stanley & Co. LLC	2.53	11/13/2018	1/14/2019	(746,500)	(746,736)
Morgan Stanley & Co. LLC	2.53	11/13/2018	1/14/2019	(4,567,500)	(4,570,041)

					$(60,036,309)

(1)	The average amount of borrowings while outstanding for 317 days during the year ended December 31, 2018, was approximately $36,214,000 at a weighted average interest rate of 2.37%.
(2)	Payable for sale-buyback transactions includes $(11,794) of deferred price drop on sale-buyback transactions.

	December 31, 2018
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$18,309,011	$—	$—	$18,309,011
U.S. Treasury Notes	—	41,727,298	—	—	41,727,298

Total Borrowings	$—	$60,036,309	$—	$—	$60,036,309

Gross amount of recognized liabilities for sale-buybacks					$60,036,309

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital, Inc.	$(12,074,068)	$12,547,038	$(260,000)	$212,970
Merrill Lynch	(34,198,527)	34,214,869	—	16,342
Morgan Stanley & Co. LLC	(13,763,714)	14,407,152	(570,000)	73,438

	$(60,036,309)	$61,169,059	$(830,000)	$302,750

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,514,896,171
Long-term U.S. government debt securities	150,316,162

$2,665,212,333

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,460,220,091
Long-term U.S. government debt securities	190,958,016

$2,651,178,107

See Notes to Financial Statements.

1550

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,694,724
Aggregate gross unrealized depreciation	(37,951,414)

Net unrealized depreciation	$(29,256,690)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$882,765,506

See Notes to Financial Statements.

1551

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $890,454,379)	$864,796,198
Repurchase Agreements (Cost $4,173,638)	4,173,638
Cash	11,409,240
Foreign cash (Cost $1,142,961)	1,138,812
Cash held as collateral at broker for futures	1,208,000
Receivable for forward settling transactions	69,904,018
Receivable for securities sold	5,314,806
Dividends, interest and other receivables	4,130,746
Unrealized appreciation on forward foreign currency contracts	698,198
Receivable for Portfolio shares sold	86,417
Due from broker for futures variation margin	76,416
Securities lending income receivable	2,529
Other assets	3,251

Total assets	962,942,269

LIABILITIES
Payable for forward settling transactions	171,472,810
Payable for sale-buyback financing transactions	60,036,309
Securities sold short (Proceeds received $13,887,478)	14,046,885
Payable for return of collateral on securities loaned	4,173,638
Payable for securities purchased	3,274,723
Payable for return of cash collateral on forward settling transactions	2,202,000
Unrealized depreciation on forward foreign currency contracts	757,446
Payable for Portfolio shares redeemed	455,230
Investment management fees payable	265,587
Administrative fees payable	73,861
Distribution fees payable – Class IB	54,728
Payable for return of cash collateral on forward foreign currency contracts	50,000
Trustees’ fees payable	6,437
Distribution fees payable – Class IA	5,982
Other liabilities	247,472
Accrued expenses	275,693

Total liabilities	257,398,801

NET ASSETS	$705,543,468

Net assets were comprised of:
Paid in capital	$748,474,631
Total distributable earnings (loss)	(42,931,163)

Net assets	$705,543,468

Class IA
Net asset value, offering and redemption price per share, $28,429,423 / 2,974,233 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.56

Class IB
Net asset value, offering and redemption price per share, $253,338,537 / 26,436,856 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.58

Class K
Net asset value, offering and redemption price per share, $423,775,508 / 44,317,148 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.56

(x)	Includes value of securities on loan of $4,631,946.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest (net of $543 foreign withholding tax)	$24,415,013
Dividends	52,361
Securities lending (net)	35,572

Total income	24,502,946

EXPENSES
Investment management fees	4,131,301
Administrative fees	909,192
Distribution fees – Class IB	677,826
Interest expense	479,379
Custodian fees	261,000
Professional fees	82,982
Distribution fees – Class IA	71,624
Printing and mailing expenses	66,143
Trustees’ fees	19,661
Miscellaneous	133,336

Gross expenses	6,832,444
Less: Waiver from investment manager	(721,700)

Net expenses	6,110,744

NET INVESTMENT INCOME (LOSS)	18,392,202

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(4,845,134)
Futures contracts	(1,709,580)
Forward foreign currency contracts	(432,380)
Foreign currency transactions	(59,063)
Options written	428,802
Securities sold short	117,364

Net realized gain (loss)	(6,499,991)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(14,248,362)
Futures contracts	(1,236,574)
Forward foreign currency contracts	1,386,010
Foreign currency translations	(11,407)
Options written	(76,142)
Securities sold short	(174,090)

Net change in unrealized appreciation (depreciation)	(14,360,565)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,860,556)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,468,354)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,392,202	$14,692,369
Net realized gain (loss)	(6,499,991)	2,493,760
Net change in unrealized appreciation (depreciation)	(14,360,565)	5,010,582

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,468,354)	22,196,711

Distributions to shareholders: (a)
Class IA	(776,666)	(704,696)
Class IB	(7,324,545)	(5,831,330)
Class K	(13,327,273)	(9,954,157)

Total distributions to shareholders	(21,428,484)	(16,490,183)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 123,903 and 306,899 shares, respectively ]	1,189,622	3,028,658
Capital shares issued in reinvestment of dividends and distributions [ 81,095 and 71,452 shares, respectively ]	776,666	704,696
Capital shares repurchased [ (236,455) and (804,631) shares, respectively ]	(2,268,870)	(7,913,410)

Total Class IA transactions	(302,582)	(4,180,056)

Class IB
Capital shares sold [ 2,452,214 and 3,523,779 shares, respectively ]	23,656,005	34,798,130
Capital shares issued in reinvestment of dividends and distributions [ 762,811 and 589,852 shares, respectively ]	7,324,545	5,831,330
Capital shares repurchased [ (5,303,084) and (4,083,601) shares, respectively ]	(50,882,795)	(40,343,332)

Total Class IB transactions	(19,902,245)	286,128

Class K
Capital shares sold [ 3,571,350 and 9,578,506 shares, respectively ]	34,777,587	94,562,668
Capital shares issued in reinvestment of dividends and distributions [ 1,390,821 and 1,008,716 shares, respectively ]	13,327,273	9,954,157
Capital shares repurchased [ (7,193,569) and (4,743,597) shares, respectively ]	(68,839,394)	(46,823,239)

Total Class K transactions	(20,734,534)	57,693,586

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(40,939,361)	53,799,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,836,199)	59,506,186
NET ASSETS:
Beginning of year	770,379,667	710,873,481

End of year (b)	$705,543,468	$770,379,667

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $704,696, $5,831,330 and $9,954,157 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,387,790 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.86		$9.78	$9.74	$9.91	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22		0.18	0.18	0.16	0.17
Net realized and unrealized gain (loss)	(0.26)		0.11	0.08	(0.14)	0.19

Total from investment operations	(0.04)		0.29	0.26	0.02	0.36

Less distributions:
Dividends from net investment income	(0.26)		(0.21)	(0.21)	(0.19)	(0.21)
Distributions from net realized gains	—		—	(0.01)	—	(0.11)

Total dividends and distributions	(0.26)		(0.21)	(0.22)	(0.19)	(0.32)

Net asset value, end of year	$9.56		$9.86	$9.78	$9.74	$9.91

Total return	(0.37)%		2.95%	2.64%	0.21%	3.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,429		$29,623	$33,551	$34,482	$36,937
Ratio of expenses to average net assets:
After waivers (f)	0.96	%***	0.90%	0.94%	0.96%	1.01%**
Before waivers (f)	1.06	%***	1.00%	1.00%	0.97%	1.02%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.30%		1.85%	1.86%	1.59%	1.67%
Before waivers (f)	2.20%		1.74%	1.80%	1.58%	1.66%
Portfolio turnover rate^	312%		359%	298%	379%	264%

	Year Ended December 31,
Class IB	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.88		$9.80	$9.76	$9.94	$9.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22		0.18	0.19	0.16	0.17
Net realized and unrealized gain (loss)	(0.26)		0.11	0.07	(0.15)	0.20

Total from investment operations	(0.04)		0.29	0.26	0.01	0.37

Less distributions:
Dividends from net investment income	(0.26)		(0.21)	(0.21)	(0.19)	(0.21)
Distributions from net realized gains	—		—	(0.01)	—	(0.11)

Total dividends and distributions	(0.26)		(0.21)	(0.22)	(0.19)	(0.32)

Net asset value, end of year	$9.58		$9.88	$9.80	$9.76	$9.94

Total return	(0.37)%		2.94%	2.63%	0.11%	3.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$253,339		$281,820	$279,239	$288,464	$291,789
Ratio of expenses to average net assets:
After waivers (f)	0.96	%***	0.90%	0.94%	0.96%	1.01%**
Before waivers (f)	1.06	%***	1.00%	1.00%	0.97%	1.02%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.30%		1.84%	1.86%	1.59%	1.67%
Before waivers (f)	2.20%		1.74%	1.80%	1.58%	1.66%
Portfolio turnover rate^	312%		359%	298%	379%	264%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.86		$9.78	$9.74	$9.91	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24		0.21	0.21	0.18	0.19
Net realized and unrealized gain (loss)	(0.26)		0.10	0.07	(0.14)	0.19

Total from investment operations	(0.02)		0.31	0.28	0.04	0.38

Less distributions:
Dividends from net investment income	(0.28)		(0.23)	(0.23)	(0.21)	(0.23)
Distributions from net realized gains	—		—	(0.01)	—	(0.11)

Total dividends and distributions	(0.28)		(0.23)	(0.24)	(0.21)	(0.34)

Net asset value, end of year	$9.56		$9.86	$9.78	$9.74	$9.91

Total return	(0.12)%		3.20%	2.89%	0.44%	3.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$423,776		$458,937	$398,084	$363,652	$340,869
Ratio of expenses to average net assets:
After waivers (f)	0.71	%***	0.65%	0.69%	0.71%	0.76%**
Before waivers (f)	0.81	%***	0.75%	0.75%	0.72%	0.77%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.55%		2.09%	2.11%	1.84%	1.92%
Before waivers (f)	2.45%		1.99%	2.05%	1.83%	1.91%
Portfolio turnover rate^	312%		359%	298%	379%	264%
**	Includes Interest Expense of 0.01%.
***	Includes Interest Expense of 0.06%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(5.78)%	5.65%	13.53%
Portfolio – Class IB Shares	(5.80)	5.65	13.46
Portfolio – Class K Shares*	(5.57)	5.90	11.66
Russell 2500™ Growth Index	(7.47)	6.19	14.76

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.80)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2500™ Growth Index, which returned (7.47)% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and an overweighting in the information technology sector contributed significantly to the Portfolio’s performance relative to the benchmark. Top contributors included Workday, Inc. and cloud-based services provider Twilio, Inc.

•	Health care stock selection also contributed to relative performance. Top contributors included medical devide manufacturing company DexCom, Inc. and Exact Sciences Corp.

•	A materials sector underweight also added to relative performance.

What hurt performance during the year:

•	Stock selection in the financials and industrials sectors detracted from relative performance.

•	Overweighting consumer discretionary security FDO Holdings, Inc., detracted from relative performance, as did underweighting health care holding ABIOMED, Inc.

•	An overweight position in the energy sector also detracted from relative performance.

How derivatives contributed/detracted from performance during the year?

•	The Portfolio may gain exposure to the index through derivative instruments, such as equity index futures. They had minimal impact on performance relative to the benchmark during the year.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	25.6%
Health Care	21.7
Industrials	16.5
Consumer Discretionary	15.7
Financials	6.3
Repurchase Agreements	5.4
Communication Services	3.3
Materials	2.8
Consumer Staples	2.2
Real Estate	1.5
Energy	1.5
Exchange Traded Fund	0.3
Investment Company	0.2
Utilities	0.1
Cash and Other	(3.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$853.70	$5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	853.60	5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	854.90	3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.3%)
Diversified Telecommunication Services (0.2%)
Cogent Communications Holdings, Inc.	1,967	$88,928
Ooma, Inc.*	927	12,867
ORBCOMM, Inc.*	3,309	27,332
Vonage Holdings Corp.*	10,336	90,233
Zayo Group Holdings, Inc.*	10,759	245,736

		465,096

Entertainment (1.5%)
Eros International plc*	846	7,013
Glu Mobile, Inc.*	5,248	42,351
IMAX Corp.*	13,722	258,111
Liberty Media Corp.-Liberty Braves, Class A*	523	13,044
Liberty Media Corp.-Liberty Braves, Class C*	1,695	42,188
Lions Gate Entertainment Corp., Class A	153	2,463
Lions Gate Entertainment Corp., Class B	349	5,193
Live Nation Entertainment, Inc.*	6,526	321,406
LiveXLive Media, Inc. (x)*	1,513	7,489
Madison Square Garden Co. (The), Class A*	83	22,219
Pandora Media, Inc.*	12,248	99,086
Rosetta Stone, Inc.*	114	1,870
Spotify Technology SA*	7,468	847,618
Take-Two Interactive Software, Inc.*	8,690	894,549
World Wrestling Entertainment, Inc., Class A	2,012	150,337

		2,714,937

Interactive Media & Services (1.1%)
Care.com, Inc.*	879	16,973
Cargurus, Inc.*	2,337	78,827
Liberty TripAdvisor Holdings, Inc., Class A*	3,431	54,519
Match Group, Inc. (x)	2,482	106,155
QuinStreet, Inc.*	2,107	34,197
Travelzoo*	219	2,153
TripAdvisor, Inc.*	12,356	666,483
TrueCar, Inc.*	4,346	39,375
Yelp, Inc.*	14,191	496,543
Zillow Group, Inc., Class A*	1,908	59,968
Zillow Group, Inc., Class C (x)*	15,805	499,122

		2,054,315

Media (0.4%)
AMC Networks, Inc., Class A*	2,064	113,272
Cable One, Inc.	201	164,840
Cardlytics, Inc. (x)*	254	2,751
Central European Media Enterprises Ltd., Class A (x)*	3,912	10,875
Entravision Communications Corp., Class A	603	1,755
Hemisphere Media Group, Inc.*	400	4,856
Interpublic Group of Cos., Inc. (The)	1,883	38,846
Loral Space & Communications, Inc.*	583	21,717
MDC Partners, Inc., Class A*	2,645	6,903
New York Times Co. (The), Class A	4,997	111,383
Nexstar Media Group, Inc., Class A	2,101	165,223
Sinclair Broadcast Group, Inc., Class A	1,543	40,643
TechTarget, Inc.*	920	11,233
Tribune Publishing Co.*	782	8,868

		703,165

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	1,922	39,535
Gogo, Inc. (x)*	2,938	8,785
Shenandoah Telecommunications Co.	2,187	96,775

		145,095

Total Communication Services		6,082,608

Consumer Discretionary (15.7%)
Auto Components (0.5%)
Dana, Inc.	6,376	86,905
Dorman Products, Inc.*	1,256	113,065
Fox Factory Holding Corp.*	1,688	99,373
Gentex Corp.	8,590	173,604
LCI Industries	1,145	76,486
Modine Manufacturing Co.*	345	3,729
Shiloh Industries, Inc.*	12	70
Stoneridge, Inc.*	1,115	27,485
Tenneco, Inc., Class A	8,408	230,295
Visteon Corp.*	883	53,227

		864,239

Automobiles (0.1%)
Thor Industries, Inc.	1,950	101,400
Winnebago Industries, Inc.	1,475	35,710

		137,110

Distributors (0.2%)
Core-Mark Holding Co., Inc.	183	4,255
Funko, Inc., Class A (x)*	480	6,312
Pool Corp.	1,860	276,489

		287,056

Diversified Consumer Services (2.1%)
American Public Education, Inc.*	59	1,679
Bright Horizons Family Solutions, Inc.*	7,791	868,307
Career Education Corp.*	3,103	35,436
Carriage Services, Inc.	254	3,937
Chegg, Inc.*	23,677	672,901
frontdoor, Inc.*	3,193	84,966
Grand Canyon Education, Inc.*	16,038	1,541,893
H&R Block, Inc.	1,741	44,169
Houghton Mifflin Harcourt Co.*	460	4,076
Service Corp. International	3,833	154,317
ServiceMaster Global Holdings, Inc.*	6,372	234,107
Sotheby’s*	1,753	69,664

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Strategic Education, Inc.	977	$110,811
Weight Watchers International, Inc.*	1,700	65,535

		3,891,798

Hotels, Restaurants & Leisure (4.8%)
Belmond Ltd., Class A*	548	13,716
BJ’s Restaurants, Inc.	972	49,154
Bloomin’ Brands, Inc.	3,930	70,308
Bluegreen Vacations Corp. (x)	349	4,513
Boyd Gaming Corp.	3,513	73,000
Brinker International, Inc. (x)	1,375	60,472
Carrols Restaurant Group, Inc.*	1,399	13,766
Cheesecake Factory, Inc. (The) (x)	2,000	87,020
Chipotle Mexican Grill, Inc.*	890	384,293
Choice Hotels International, Inc.	1,625	116,317
Churchill Downs, Inc.	550	134,167
Chuy’s Holdings, Inc.*	629	11,158
Cracker Barrel Old Country Store, Inc. (x)	898	143,554
Dave & Buster’s Entertainment, Inc.	8,364	372,700
Denny’s Corp.*	2,175	35,257
Dine Brands Global, Inc.	467	31,448
Domino’s Pizza, Inc.	1,981	491,268
Drive Shack, Inc.*	2,415	9,467
Dunkin’ Brands Group, Inc.	3,889	249,363
Eldorado Resorts, Inc.*	3,077	111,418
Empire Resorts, Inc. (x)*	111	1,124
Extended Stay America, Inc.	5,361	83,095
Fiesta Restaurant Group, Inc.*	879	13,633
Golden Entertainment, Inc. (x)*	826	13,233
Hilton Grand Vacations, Inc.*	33,915	895,017
International Game Technology plc	249	3,643
Jack in the Box, Inc.	216	16,768
Lindblad Expeditions Holdings, Inc.*	1,005	13,527
Marriott Vacations Worldwide Corp.	7,307	515,217
Melco Resorts & Entertainment Ltd. (ADR)	19,648	346,198
Monarch Casino & Resort, Inc.*	409	15,599
Nathan’s Famous, Inc.	144	9,569
Noodles & Co.*	675	4,718
Norwegian Cruise Line Holdings Ltd.*	11,884	503,763
Papa John’s International, Inc. (x)	485	19,308
Penn National Gaming, Inc.*	1,529	28,791
Planet Fitness, Inc., Class A*	24,067	1,290,473
PlayAGS, Inc.*	1,046	24,058
Potbelly Corp.*	1,080	8,694
RCI Hospitality Holdings, Inc.	323	7,213
Red Rock Resorts, Inc., Class A	3,262	66,251
Ruth’s Hospitality Group, Inc.	1,354	30,776
Scientific Games Corp., Class A (x)*	2,584	46,202
SeaWorld Entertainment, Inc.*	2,584	57,081
Shake Shack, Inc., Class A*	1,166	52,960
Six Flags Entertainment Corp.	3,416	190,032
Texas Roadhouse, Inc.	3,167	189,070
Vail Resorts, Inc.	5,049	1,064,430
Wendy’s Co. (The)	8,839	137,977
Wingstop, Inc.	6,457	414,475
Wyndham Destinations, Inc.	4,619	165,545
Wyndham Hotels & Resorts, Inc.	4,606	208,974

		8,899,773

Household Durables (0.9%)
Cavco Industries, Inc.*	400	52,152
Century Communities, Inc.*	50	863
GoPro, Inc., Class A (x)*	5,158	21,870
Hamilton Beach Brands Holding Co., Class A	298	6,991
Helen of Troy Ltd.*	94	12,331
Hooker Furniture Corp.	239	6,295
Hovnanian Enterprises, Inc., Class A*	1,097	750
Installed Building Products, Inc.*	1,054	35,509
iRobot Corp. (x)*	1,269	106,266
KB Home	851	16,254
La-Z-Boy, Inc.	938	25,992
LGI Homes, Inc. (x)*	842	38,075
Lovesac Co. (The)*	100	2,294
M/I Homes, Inc.*	18,468	388,198
Meritage Homes Corp.*	113	4,149
NVR, Inc.*	149	363,112
PulteGroup, Inc.	3,883	100,919
Purple Innovation, Inc. (x)*	373	2,197
Roku, Inc. (x)*	2,027	62,107
Skyline Champion Corp.	1,380	20,272
Sonos, Inc. (x)*	430	4,223
Taylor Morrison Home Corp., Class A*	802	12,752
Tempur Sealy International, Inc.*	2,183	90,376
Toll Brothers, Inc.	3,378	111,238
TopBuild Corp.*	1,664	74,880
TRI Pointe Group, Inc.*	428	4,678
Turtle Beach Corp. (x)*	362	5,166
Vuzix Corp. (x)*	956	4,598
William Lyon Homes, Class A*	256	2,737
ZAGG, Inc.*	1,245	12,176

		1,589,420

Internet & Direct Marketing Retail (2.1%)
1-800-Flowers.com, Inc., Class A*	345	4,219
Duluth Holdings, Inc., Class B (x)*	14,520	366,340
Etsy, Inc.*	15,760	749,703
Eventbrite, Inc., Class A*	3,100	86,211
Gaia, Inc. (x)*	325	3,367
Groupon, Inc.*	20,738	66,362
GrubHub, Inc.*	10,288	790,221
Leaf Group Ltd.*	542	3,713
Liberty Expedia Holdings, Inc., Class A*	160	6,258
Nutrisystem, Inc.	1,397	61,300
Overstock.com, Inc. (x)*	1,135	15,413
PetMed Express, Inc. (x)	909	21,143
Quotient Technology, Inc.*	3,769	40,253
Remark Holdings, Inc. (x)*	1,243	1,504
Shutterfly, Inc.*	1,545	62,202
Shutterstock, Inc.	901	32,445

See Notes to Financial Statements.

1559

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Stamps.com, Inc.*	822	$127,936
Wayfair, Inc., Class A (x)*	16,182	1,457,674

		3,896,264

Leisure Products (0.4%)
Brunswick Corp.	389	18,069
Callaway Golf Co.	2,949	45,120
Johnson Outdoors, Inc., Class A	137	8,047
Malibu Boats, Inc., Class A*	940	32,712
Marine Products Corp.	346	5,851
MasterCraft Boat Holdings, Inc.*	877	16,400
Mattel, Inc. (x)*	3,614	36,104
Nautilus, Inc.*	1,235	13,461
Polaris Industries, Inc.	7,551	579,011
Sturm Ruger & Co., Inc.	764	40,660
YETI Holdings, Inc. (x)*	514	7,628

		803,063

Multiline Retail (0.4%)
Big Lots, Inc.	445	12,869
Nordstrom, Inc.	5,531	257,800
Ollie’s Bargain Outlet Holdings, Inc.*	8,073	536,935

		807,604

Professional Services (0.0%)
Upwork, Inc. (x)*	888	16,082

Specialty Retail (3.1%)
American Eagle Outfitters, Inc.	6,792	131,289
America’s Car-Mart, Inc.*	102	7,390
Asbury Automotive Group, Inc.*	943	62,860
At Home Group, Inc.*	16,571	309,215
Boot Barn Holdings, Inc.*	18,537	315,685
Buckle, Inc. (The) (x)	273	5,280
Burlington Stores, Inc.*	6,920	1,125,676
Camping World Holdings, Inc., Class A (x)	1,483	17,010
Carvana Co. (x)*	1,514	49,523
Children’s Place, Inc. (The)	754	67,928
Conn’s, Inc. (x)*	437	8,242
Five Below, Inc.*	10,387	1,062,798
Floor & Decor Holdings, Inc., Class A*	19,647	508,857
Hudson Ltd., Class A*	1,823	31,264
Kirkland’s, Inc.*	290	2,764
Lithia Motors, Inc., Class A	4,961	378,673
Lumber Liquidators Holdings, Inc. (x)*	1,099	10,463
MarineMax, Inc.*	701	12,835
Michaels Cos., Inc. (The) (x)*	823	11,143
Monro, Inc.	1,488	102,300
Murphy USA, Inc.*	265	20,310
National Vision Holdings, Inc.*	15,924	448,579
Party City Holdco, Inc.*	58	579
RH (x)*	4,037	483,713
RTW RetailWinds, Inc.*	856	2,423
Sally Beauty Holdings, Inc.*	1,520	25,916
Sleep Number Corp.*	1,608	51,022
Sportsman’s Warehouse Holdings, Inc.*	54,039	236,691
Tailored Brands, Inc.	2,350	32,054
Tile Shop Holdings, Inc.	971	5,321
Tilly’s, Inc., Class A	117	1,271
Urban Outfitters, Inc.*	3,469	115,171
Williams-Sonoma, Inc. (x)	871	43,942
Winmark Corp.	118	18,762
Zumiez, Inc.*	261	5,003

		5,711,952

Textiles, Apparel & Luxury Goods (1.1%)
Carter’s, Inc.	2,149	175,401
Columbia Sportswear Co.	172	14,464
Crocs, Inc.*	3,166	82,253
Deckers Outdoor Corp.*	1,409	180,282
Fossil Group, Inc.*	467	7,346
G-III Apparel Group Ltd.*	561	15,646
Hanesbrands, Inc.	16,865	211,318
Michael Kors Holdings Ltd.*	3,546	134,464
Movado Group, Inc.	73	2,308
Oxford Industries, Inc.	782	55,553
Skechers U.S.A., Inc., Class A*	2,946	67,434
Steven Madden Ltd.	17,017	514,934
Superior Group of Cos., Inc.	470	8,296
Under Armour, Inc., Class A*	4,437	78,402
Under Armour, Inc., Class C*	21,034	340,120
Wolverine World Wide, Inc.	4,308	137,382

		2,025,603

Total Consumer Discretionary		28,929,964

Consumer Staples (2.2%)
Beverages (0.6%)
Boston Beer Co., Inc. (The), Class A*	392	94,409
Castle Brands, Inc. (x)*	3,647	3,102
Celsius Holdings, Inc. (x)*	1,028	3,567
Coca-Cola Bottling Co. Consolidated	215	38,137
Craft Brew Alliance, Inc.*	532	7,613
MGP Ingredients, Inc.	561	32,005
Monster Beverage Corp.*	19,394	954,573
National Beverage Corp. (x)	556	39,904
Primo Water Corp.*	1,565	21,925

		1,195,235

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club Holdings, Inc. (x)*	1,921	42,569
Chefs’ Warehouse, Inc. (The)*	993	31,756
Performance Food Group Co.*	4,766	153,799
PriceSmart, Inc.	1,040	61,464
Smart & Final Stores, Inc.*	27,300	129,402
Sprouts Farmers Market, Inc.*	5,886	138,380
US Foods Holding Corp.*	613	19,395

		576,765

Food Products (0.9%)
B&G Foods, Inc. (x)	327	9,454
Calavo Growers, Inc. (x)	741	54,063
Cal-Maine Foods, Inc.	569	24,069
Freshpet, Inc.*	1,244	40,007
Hostess Brands, Inc.*	13,900	152,066
J&J Snack Foods Corp.	710	102,659

See Notes to Financial Statements.

1560

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
John B Sanfilippo & Son, Inc.	390	$21,707
Lamb Weston Holdings, Inc.	9,452	695,289
Lancaster Colony Corp.	637	112,660
Limoneira Co.	224	4,379
Post Holdings, Inc.*	1,777	158,384
Simply Good Foods Co. (The)*	10,000	189,000
Tootsie Roll Industries, Inc. (x)	126	4,209

		1,567,946

Household Products (0.2%)
Central Garden & Pet Co.*	361	12,437
Central Garden & Pet Co., Class A*	1,453	45,406
Energizer Holdings, Inc.	1,593	71,924
Spectrum Brands Holdings, Inc.	863	36,462
WD-40 Co.	637	116,736

		282,965

Personal Products (0.2%)
elf Beauty, Inc. (x)*	1,023	8,859
Herbalife Nutrition Ltd.*	918	54,116
Inter Parfums, Inc.	765	50,161
Medifast, Inc.	546	68,261
Natural Health Trends Corp. (x)	341	6,305
Nu Skin Enterprises, Inc., Class A	801	49,126
Revlon, Inc., Class A (x)*	320	8,061
USANA Health Sciences, Inc.*	592	69,696

		314,585

Tobacco (0.0%)
22nd Century Group, Inc. (x)*	5,254	13,082
Turning Point Brands, Inc.	362	9,854
Vector Group Ltd.	2,071	20,151

		43,087

Total Consumer Staples		3,980,583

Energy (1.5%)
Energy Equipment & Services (0.5%)
Cactus, Inc., Class A*	10,984	301,071
Covia Holdings Corp.*	1,402	4,795
Independence Contract Drilling, Inc.*	929	2,899
ION Geophysical Corp.*	480	2,486
Keane Group, Inc.*	2,402	19,648
Key Energy Services, Inc. (x)*	451	934
Liberty Oilfield Services, Inc., Class A (x)	22,091	286,079
Mammoth Energy Services, Inc.	557	10,015
Oceaneering International, Inc.*	17,000	205,700
Profire Energy, Inc.*	1,040	1,508
ProPetro Holding Corp.*	3,328	41,001
RigNet, Inc.*	46	581
RPC, Inc. (x)	950	9,377
Select Energy Services, Inc., Class A (x)*	457	2,888
Solaris Oilfield Infrastructure, Inc., Class A	1,175	14,206
TETRA Technologies, Inc.*	4,781	8,032
US Silica Holdings, Inc.	2,161	21,999

		933,219

Oil, Gas & Consumable Fuels (1.0%)
Abraxas Petroleum Corp.*	6,930	7,554
Antero Resources Corp.*	6,073	57,025
Berry Petroleum Corp.	251	2,196
Callon Petroleum Co.*	39,300	255,057
Carrizo Oil & Gas, Inc.*	4,104	46,334
CONSOL Energy, Inc.*	543	17,219
CVR Energy, Inc.	830	28,618
Delek US Holdings, Inc.	3,613	117,459
Denbury Resources, Inc.*	10,057	17,197
Diamondback Energy, Inc.	1,591	147,486
Eclipse Resources Corp.*	2,160	2,268
Evolution Petroleum Corp.	1,271	8,668
Goodrich Petroleum Corp.*	287	3,874
Isramco, Inc.*	2	237
Jagged Peak Energy, Inc. (x)*	3,072	28,017
Kosmos Energy Ltd.*	2,120	8,247
Laredo Petroleum, Inc.*	2,191	7,931
Lilis Energy, Inc. (x)*	1,808	2,477
Matador Resources Co.*	11,587	179,946
Newfield Exploration Co.*	3,451	50,592
NextDecade Corp. (x)*	598	3,229
Northern Oil and Gas, Inc. (x)*	2,108	4,764
Panhandle Oil and Gas, Inc., Class A	434	6,727
Par Pacific Holdings, Inc.*	144	2,042
Parsley Energy, Inc., Class A*	8,633	137,955
Penn Virginia Corp.*	568	30,706
Renewable Energy Group, Inc.*	197	5,063
Resolute Energy Corp.*	87	2,521
Ring Energy, Inc.*	37,560	190,805
Sanchez Energy Corp. (x)*	2,181	589
SRC Energy, Inc.*	11,376	53,467
Tellurian, Inc. (x)*	4,004	27,828
Uranium Energy Corp. (x)*	7,476	9,345
WildHorse Resource Development Corp.*	1,151	16,241
WPX Energy, Inc.*	24,711	280,470
Zion Oil & Gas, Inc. (x)*	2,400	1,002

		1,761,156

Total Energy		2,694,375

Financials (6.3%)
Banks (2.4%)
Allegiance Bancshares, Inc.*	125	4,046
Amalgamated Bank, Class A	99	1,930
Ameris Bancorp	2,007	63,562
Atlantic Capital Bancshares, Inc.*	819	13,407
BancFirst Corp.	204	10,180
Bank of NT Butterfield & Son Ltd. (The)	2,552	80,005
Bankwell Financial Group, Inc.	30	861
Blue Hills Bancorp, Inc.	472	10,072
BOK Financial Corp.	307	22,512
Cadence Bancorp	21,700	364,126
Cambridge Bancorp (x)	47	3,913
Capstar Financial Holdings, Inc.	139	2,047
Carolina Financial Corp.	705	20,861
Chemical Financial Corp.	7,611	278,639
City Holding Co.	80	5,407
Civista Bancshares, Inc.	180	3,136

See Notes to Financial Statements.

1561

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
ConnectOne Bancorp, Inc.	328	$6,058
Customers Bancorp, Inc.*	452	8,226
Eagle Bancorp, Inc.*	1,215	59,183
East West Bancorp, Inc.	507	22,070
Enterprise Financial Services Corp.	370	13,923
Equity Bancshares, Inc., Class A*	219	7,720
Esquire Financial Holdings, Inc.*	133	2,886
Farmers & Merchants Bancorp, Inc.	366	14,087
FB Financial Corp.	383	13,413
FCB Financial Holdings, Inc., Class A*	1,743	58,530
First Financial Bankshares, Inc. (x)	3,037	175,205
First Foundation, Inc.*	559	7,189
German American Bancorp, Inc.	252	6,998
Glacier Bancorp, Inc.	581	23,019
Green Bancorp, Inc.	278	4,765
Guaranty Bancorp	970	20,127
Hanmi Financial Corp.	174	3,428
HarborOne Bancorp, Inc.*	362	5,752
Heritage Commerce Corp.	1,641	18,609
Home BancShares, Inc.	1,695	27,696
HomeTrust Bancshares, Inc.	271	7,095
Howard Bancorp, Inc.*	60	858
Independent Bank Corp./MA	136	9,562
Independent Bank Corp./MI	308	6,474
Independent Bank Group, Inc.	248	11,351
Investar Holding Corp.	114	2,827
Lakeland Financial Corp.	836	33,574
LegacyTexas Financial Group, Inc.	8,485	272,284
Live Oak Bancshares, Inc.	619	9,167
MB Financial, Inc.	8,022	317,912
Metropolitan Bank Holding Corp.*	4,400	135,740
Midland States Bancorp, Inc.	505	11,282
National Bank Holdings Corp., Class A	450	13,892
National Commerce Corp.*	394	14,184
Old Line Bancshares, Inc.	103	2,711
Origin Bancorp, Inc.	266	9,065
Pacific City Financial Corp.	119	1,862
Pacific Premier Bancorp, Inc.*	701	17,890
People’s Utah Bancorp	707	21,316
Pinnacle Financial Partners, Inc.	8,940	412,134
Preferred Bank	641	27,787
Republic First Bancorp, Inc.*	445	2,657
Seacoast Banking Corp. of Florida*	370	9,627
ServisFirst Bancshares, Inc.	2,213	70,528
Signature Bank	1,599	164,393
Southern First Bancshares, Inc.*	60	1,924
State Bank Financial Corp.	618	13,343
Stock Yards Bancorp, Inc.	222	7,282
SVB Financial Group*	1,790	339,957
Synovus Financial Corp.	456	14,587
Texas Capital Bancshares, Inc.*	1,493	76,277
Tompkins Financial Corp.	32	2,400
TriCo Bancshares	91	3,075
TriState Capital Holdings, Inc.*	334	6,500
Triumph Bancorp, Inc.*	1,147	34,066
Union Bankshares, Inc.	149	7,115
United Community Banks, Inc.	335	7,189
Veritex Holdings, Inc.*	342	7,312
Washington Trust Bancorp, Inc.	207	9,839
West Bancorporation, Inc.	132	2,520
Western Alliance Bancorp*	11,098	438,260
Wintrust Financial Corp.	5,810	386,307

		4,327,713

Capital Markets (2.7%)
Affiliated Managers Group, Inc.	2,495	243,113
Artisan Partners Asset Management, Inc., Class A	2,280	50,411
Ashford, Inc.	25	1,297
Blucora, Inc.*	1,611	42,917
BrightSphere Investment Group plc	3,331	35,575
Cohen & Steers, Inc.	1,038	35,624
Cowen, Inc.*	624	8,324
Diamond Hill Investment Group, Inc.	154	23,015
Donnelley Financial Solutions, Inc.*	751	10,537
Eaton Vance Corp.	5,459	192,048
Evercore, Inc., Class A	4,822	345,062
FactSet Research Systems, Inc.	1,758	351,829
Federated Investors, Inc., Class B	3,335	88,544
Focus Financial Partners, Inc., Class A*	537	14,139
Greenhill & Co., Inc. (x)	768	18,739
Hamilton Lane, Inc., Class A	842	31,154
Houlihan Lokey, Inc.	7,677	282,514
Investment Technology Group, Inc.	185	5,594
Ladenburg Thalmann Financial Services, Inc.	4,286	9,986
Lazard Ltd., Class A	17,623	650,465
LPL Financial Holdings, Inc.	4,112	251,161
MarketAxess Holdings, Inc.	1,734	366,412
Moelis & Co., Class A	2,091	71,889
Morningstar, Inc.	857	94,133
Piper Jaffray Cos.	41	2,699
PJT Partners, Inc., Class A	858	33,256
Pzena Investment Management, Inc., Class A	871	7,534
SEI Investments Co.	6,283	290,275
Siebert Financial Corp. (x)*	384	5,553
Silvercrest Asset Management Group, Inc., Class A	317	4,194
Stifel Financial Corp.	9,236	382,555
TD Ameritrade Holding Corp.	18,545	907,963
Value Line, Inc.	81	2,107
Virtu Financial, Inc., Class A	1,922	49,511
Virtus Investment Partners, Inc.	57	4,527
Westwood Holdings Group, Inc.	391	13,294
WisdomTree Investments, Inc.	5,535	36,808

		4,964,758

Consumer Finance (0.4%)
Credit Acceptance Corp.*	486	185,535
Curo Group Holdings Corp.*	517	4,906

See Notes to Financial Statements.

1562

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Elevate Credit, Inc. (x)*	951	$4,261
Enova International, Inc.*	1,518	29,540
FirstCash, Inc.	2,034	147,160
Green Dot Corp., Class A*	2,258	179,556
OneMain Holdings, Inc.*	262	6,364
PRA Group, Inc.*	7,100	173,027
Regional Management Corp.*	233	5,604
Santander Consumer USA Holdings, Inc.	717	12,612

		748,565

Diversified Financial Services (0.0%)
FGL Holdings*	9,000	59,940
Marlin Business Services Corp.	122	2,724
On Deck Capital, Inc.*	2,046	12,071
Voya Financial, Inc.	553	22,198

		96,933

Insurance (0.6%)
Alleghany Corp.	81	50,489
Ambac Financial Group, Inc.*	223	3,845
Axis Capital Holdings Ltd.	450	23,238
Brown & Brown, Inc.	710	19,568
Erie Indemnity Co., Class A	896	119,446
Everest Re Group Ltd.	755	164,409
FedNat Holding Co.	287	5,717
Global Indemnity Ltd.	88	3,188
Health Insurance Innovations, Inc., Class A (x)*	611	16,332
Heritage Insurance Holdings, Inc.	133	1,958
Investors Title Co.	15	2,650
James River Group Holdings Ltd.	578	21,120
Kemper Corp.	1,388	92,135
Kingstone Cos., Inc.	202	3,573
Kinsale Capital Group, Inc.	928	51,560
MBIA, Inc.*	411	3,666
National General Holdings Corp.	1,954	47,306
Navigators Group, Inc. (The)	85	5,907
Primerica, Inc.	1,732	169,234
RenaissanceRe Holdings Ltd.	167	22,328
RLI Corp.	1,549	106,865
Stewart Information Services Corp.	57	2,360
Trupanion, Inc. (x)*	1,216	30,959
United Fire Group, Inc.	116	6,432
United Insurance Holdings Corp.	731	12,149
Universal Insurance Holdings, Inc.	1,502	56,956

		1,043,390

Mortgage Real Estate Investment Trusts (REITs) (0.0%)
Granite Point Mortgage Trust, Inc. (REIT)	407	7,338

Thrifts & Mortgage Finance (0.2%)
Axos Financial, Inc.*	2,782	70,051
BSB Bancorp, Inc.*	95	2,666
Essent Group Ltd.*	2,287	78,170
Federal Agricultural Mortgage Corp., Class C	140	8,462
FS Bancorp, Inc.	93	3,988
Greene County Bancorp, Inc.	100	3,112
Hingham Institution for Savings	29	5,734
Kearny Financial Corp.	1,480	18,974
LendingTree, Inc. (x)*	374	82,119
Malvern Bancorp, Inc.*	94	1,855
Merchants Bancorp	231	4,611
Meridian Bancorp, Inc.	420	6,014
Meta Financial Group, Inc.	1,275	24,722
NMI Holdings, Inc., Class A*	2,457	43,857
PCSB Financial Corp.	109	2,132
Sterling Bancorp, Inc.	711	4,941
Walker & Dunlop, Inc.	168	7,266
Waterstone Financial, Inc.	133	2,229
WSFS Financial Corp.	378	14,330

		385,233

Total Financials		11,573,930

Health Care (21.7%)
Biotechnology (8.6%)
Abeona Therapeutics, Inc. (x)*	1,262	9,011
ACADIA Pharmaceuticals, Inc. (x)*	4,608	74,511
Acceleron Pharma, Inc.*	1,503	65,456
Achaogen, Inc. (x)*	1,333	1,640
Acorda Therapeutics, Inc.*	271	4,222
Adamas Pharmaceuticals, Inc. (x)*	547	4,671
ADMA Biologics, Inc. (x)*	834	1,993
Aduro Biotech, Inc.*	2,904	7,667
Aeglea BioTherapeutics, Inc.*	730	5,468
Agenus, Inc. (x)*	3,771	8,975
AgeX Therapeutics, Inc. (x)*	151	452
Agios Pharmaceuticals, Inc.*	2,232	102,918
Aimmune Therapeutics, Inc.*	8,983	214,873
Akebia Therapeutics, Inc.*	3,661	20,246
Albireo Pharma, Inc.*	107	2,625
Alder Biopharmaceuticals, Inc.*	2,142	21,956
Aldeyra Therapeutics, Inc.*	1,047	8,690
Alkermes plc*	7,241	213,682
Allakos, Inc.*	337	17,615
Allena Pharmaceuticals, Inc.*	517	2,818
Allogene Therapeutics, Inc. (x)*	8,202	220,880
Alnylam Pharmaceuticals, Inc.*	3,744	272,975
Amicus Therapeutics, Inc. (x)*	20,978	200,969
AnaptysBio, Inc.*	1,003	63,981
Apellis Pharmaceuticals, Inc.*	1,747	23,043
Aptinyx, Inc.*	489	8,088
Arbutus Biopharma Corp.*	525	2,011
Arcus Biosciences, Inc. (x)*	1,107	11,922
Arena Pharmaceuticals, Inc.*	1,866	72,681
Argenx SE (ADR)*	1,600	153,712
ArQule, Inc.*	4,390	12,160
Array BioPharma, Inc.*	30,332	432,231
Arrowhead Pharmaceuticals, Inc. (x)*	4,087	50,761
Arsanis, Inc.*	156	362
Ascendis Pharma A/S (ADR)*	4,931	308,927
Atara Biotherapeutics, Inc.*	1,964	68,229
Athenex, Inc. (x)*	2,084	26,446
Athersys, Inc. (x)*	5,470	7,877
Audentes Therapeutics, Inc.*	1,651	35,199
AVEO Pharmaceuticals, Inc. (x)*	2,676	4,282

See Notes to Financial Statements.

1563

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Avid Bioservices, Inc.*	2,277	$9,336
Avrobio, Inc.*	221	3,680
BeiGene Ltd. (ADR)*	1,429	200,432
Bellicum Pharmaceuticals, Inc.*	1,237	3,612
BioCryst Pharmaceuticals, Inc. (x)*	4,359	35,177
Biohaven Pharmaceutical Holding Co. Ltd.*	6,362	235,267
BioSpecifics Technologies Corp.*	279	16,907
BioTime, Inc. (x)*	1,513	1,381
Bluebird Bio, Inc.*	2,441	242,147
Blueprint Medicines Corp.*	4,720	254,455
Calyxt, Inc. (x)*	230	2,383
Cara Therapeutics, Inc. (x)*	1,327	17,251
CareDx, Inc.*	1,563	39,294
CASI Pharmaceuticals, Inc. (x)*	2,029	8,157
Catalyst Pharmaceuticals, Inc.*	4,620	8,870
Celcuity, Inc.*	259	6,213
Cellular Biomedicine Group, Inc. (x)*	382	6,746
ChemoCentryx, Inc.*	1,108	12,088
Clovis Oncology, Inc. (x)*	2,274	40,841
Cohbar, Inc. (m)(x)*	1,007	3,132
Coherus Biosciences, Inc.*	2,483	22,471
Corbus Pharmaceuticals Holdings, Inc. (x)*	2,369	13,835
Corvus Pharmaceuticals, Inc.*	566	2,077
Crinetics Pharmaceuticals, Inc. (x)*	252	7,558
CTI BioPharma Corp. (x)*	2,303	1,690
Cue Biopharma, Inc. (x)*	796	3,741
Cytokinetics, Inc.*	1,839	11,622
CytomX Therapeutics, Inc.*	2,108	31,831
Deciphera Pharmaceuticals, Inc.*	441	9,257
Denali Therapeutics, Inc. (x)*	2,155	44,522
Dicerna Pharmaceuticals, Inc.*	2,564	27,409
Dynavax Technologies Corp. (x)*	18,515	169,412
Eagle Pharmaceuticals, Inc.*	474	19,097
Editas Medicine, Inc. (x)*	2,145	48,799
Eidos Therapeutics, Inc. (x)*	248	3,413
Emergent BioSolutions, Inc.*	2,149	127,393
Enanta Pharmaceuticals, Inc.*	786	55,672
Epizyme, Inc.*	2,245	13,829
Equillium, Inc.*	267	2,179
Esperion Therapeutics, Inc. (x)*	1,074	49,404
Evelo Biosciences, Inc. (x)*	706	9,185
Exact Sciences Corp.*	32,092	2,025,004
Exelixis, Inc.*	13,807	271,584
Fate Therapeutics, Inc.*	2,870	36,822
Fennec Pharmaceuticals, Inc.*	503	3,209
FibroGen, Inc.*	3,603	166,747
Flexion Therapeutics, Inc. (x)*	1,522	17,229
Fortress Biotech, Inc. (x)*	1,422	1,223
Forty Seven, Inc. (x)*	287	4,512
G1 Therapeutics, Inc.*	2,887	55,286
Galapagos NV*	3,069	281,679
Galapagos NV (ADR)*	600	55,044
Genomic Health, Inc.*	981	63,186
Geron Corp. (x)*	8,400	8,400
Global Blood Therapeutics, Inc.*	4,539	186,326
GlycoMimetics, Inc.*	1,522	14,413
Gritstone Oncology, Inc. (x)*	297	4,589
GTx, Inc. (x)*	205	160
Halozyme Therapeutics, Inc.*	5,860	85,732
Heron Therapeutics, Inc. (x)*	17,064	442,640
Homology Medicines, Inc. (x)*	830	18,559
Idera Pharmaceuticals, Inc. (x)*	959	2,656
ImmunoGen, Inc.*	6,781	32,549
Immunomedics, Inc. (x)*	6,286	89,701
Incyte Corp.*	3,360	213,662
Inovio Pharmaceuticals, Inc. (x)*	3,999	15,996
Insmed, Inc.*	3,598	47,206
Insys Therapeutics, Inc. (x)*	1,177	4,120
Intellia Therapeutics, Inc.*	1,507	20,571
Intercept Pharmaceuticals, Inc.*	1,025	103,310
Intrexon Corp.*	3,458	22,615
Invitae Corp.*	3,072	33,976
Ionis Pharmaceuticals, Inc.*	13,890	750,893
Iovance Biotherapeutics, Inc.*	35,831	317,104
Ironwood Pharmaceuticals, Inc.*	6,700	69,412
Jounce Therapeutics, Inc.*	553	1,864
Kadmon Holdings, Inc. (x)*	4,404	9,160
Karyopharm Therapeutics, Inc.*	9,583	89,793
Kezar Life Sciences, Inc. (x)*	180	4,248
Kindred Biosciences, Inc.*	1,462	16,009
Kiniksa Pharmaceuticals Ltd., Class A (x)*	219	6,152
Kodiak Sciences, Inc. (x)*	444	3,152
Kura Oncology, Inc.*	1,337	18,771
La Jolla Pharmaceutical Co. (x)*	973	9,175
Lexicon Pharmaceuticals, Inc. (x)*	1,977	13,127
Ligand Pharmaceuticals, Inc.*	978	132,715
LogicBio Therapeutics, Inc.*	418	4,347
Loxo Oncology, Inc.*	3,344	468,394
MacroGenics, Inc.*	1,778	22,581
Madrigal Pharmaceuticals, Inc. (x)*	1,415	159,499
Magenta Therapeutics, Inc. (x)*	230	1,311
MannKind Corp. (x)*	6,328	6,708
MediciNova, Inc. (x)*	1,944	15,882
MeiraGTx Holdings plc (x)*	156	1,504
Mersana Therapeutics, Inc.*	566	2,309
Minerva Neurosciences, Inc.*	1,241	8,364
Miragen Therapeutics, Inc.*	1,142	3,460
Mirati Therapeutics, Inc.*	958	40,638
Momenta Pharmaceuticals, Inc.*	3,625	40,020
Mustang Bio, Inc. (x)*	734	2,158
Myriad Genetics, Inc.*	2,924	85,001
Natera, Inc.*	1,550	21,638
Neon Therapeutics, Inc. (x)*	284	1,429
Neurocrine Biosciences, Inc.*	8,793	627,908
NewLink Genetics Corp. (x)*	72	109
Novavax, Inc. (x)*	7,490	13,782
Nymox Pharmaceutical Corp.*	679	890
Organovo Holdings, Inc. (x)*	5,545	5,307
Ovid therapeutics, Inc.*	611	1,479
Palatin Technologies, Inc. (x)*	8,838	6,261
Pfenex, Inc.*	24,105	76,895
Pieris Pharmaceuticals, Inc. (x)*	2,398	6,379
PolarityTE, Inc. (x)*	527	7,109
Portola Pharmaceuticals, Inc. (x)*	2,847	55,573
Principia Biopharma, Inc. (x)*	249	6,820

See Notes to Financial Statements.

1564

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Progenics Pharmaceuticals, Inc.*	4,014	$16,859
Proteostasis Therapeutics, Inc.*	1,172	3,797
PTC Therapeutics, Inc.*	11,919	409,060
Puma Biotechnology, Inc. (x)*	1,408	28,653
Ra Pharmaceuticals, Inc.*	41	746
Radius Health, Inc.*	1,835	30,259
Recro Pharma, Inc.*	768	5,453
REGENXBIO, Inc.*	1,518	63,680
Repligen Corp.*	1,831	96,567
Replimune Group, Inc. (x)*	266	2,660
Retrophin, Inc.*	1,909	43,201
Rhythm Pharmaceuticals, Inc.*	736	19,784
Rigel Pharmaceuticals, Inc.*	6,852	15,760
Rocket Pharmaceuticals, Inc. (x)*	945	14,005
Rubius Therapeutics, Inc. (x)*	9,293	149,431
Sage Therapeutics, Inc.*	8,741	837,300
Sangamo Therapeutics, Inc. (x)*	4,750	54,530
Sarepta Therapeutics, Inc.*	5,578	608,727
Savara, Inc. (x)*	1,362	10,310
Scholar Rock Holding Corp. (x)*	213	4,893
Seattle Genetics, Inc.*	8,789	497,985
Selecta Biosciences, Inc. (x)*	891	2,370
Seres Therapeutics, Inc. (x)*	1,050	4,746
Solid Biosciences, Inc. (x)*	545	14,606
Sorrento Therapeutics, Inc. (x)*	4,857	11,657
Spark Therapeutics, Inc. (x)*	1,476	57,771
Spectrum Pharmaceuticals, Inc.*	4,349	38,054
Spring Bank Pharmaceuticals, Inc. (x)*	684	7,107
Stemline Therapeutics, Inc.*	1,377	13,082
Surface Oncology, Inc.*	612	2,595
Sutro Biopharma, Inc. (x)*	308	2,778
Syndax Pharmaceuticals, Inc.*	434	1,931
Synergy Pharmaceuticals, Inc. (x)*	10,581	1,205
Syros Pharmaceuticals, Inc.*	1,106	6,160
T2 Biosystems, Inc. (x)*	1,498	4,509
TESARO, Inc. (x)*	1,824	135,432
TG Therapeutics, Inc. (x)*	3,070	12,587
Tocagen, Inc. (x)*	758	6,223
Translate Bio, Inc. (x)*	316	2,370
Twist Bioscience Corp. (x)*	223	5,149
Tyme Technologies, Inc. (x)*	5,070	18,708
Ultragenyx Pharmaceutical, Inc.*	5,458	237,314
UNITY Biotechnology, Inc. (x)*	1,204	19,577
Unum Therapeutics, Inc. (x)*	1,037	4,563
Vanda Pharmaceuticals, Inc.*	2,425	63,365
Veracyte, Inc.*	1,342	16,882
Verastem, Inc. (x)*	3,067	10,305
Vericel Corp.*	2,081	36,209
Viking Therapeutics, Inc. (x)*	2,874	21,986
Vital Therapies, Inc. (x)*	1,362	254
Voyager Therapeutics, Inc.*	971	9,127
Xencor, Inc.*	2,165	78,286
XOMA Corp. (x)*	186	2,353
Y-mAbs Therapeutics, Inc. (x)*	308	6,265
Zafgen, Inc.*	1,258	6,227
ZIOPHARM Oncology, Inc. (x)*	6,215	11,622

		15,839,061

Health Care Equipment & Supplies (6.7%)
Accuray, Inc.*	3,967	13,527
Align Technology, Inc.*	5,059	1,059,506
Antares Pharma, Inc.*	7,085	19,271
AtriCure, Inc.*	1,792	54,835
Atrion Corp.	68	50,393
AxoGen, Inc.*	12,182	248,878
Axonics Modulation Technologies, Inc. (x)*	307	4,639
Cantel Medical Corp.	1,733	129,022
Cardiovascular Systems, Inc.*	1,640	46,724
Cerus Corp.*	5,522	27,997
CONMED Corp.	432	27,734
Cooper Cos., Inc. (The)	361	91,874
CryoLife, Inc.*	1,108	31,445
CryoPort, Inc. (x)*	1,133	12,497
Cutera, Inc.*	634	10,791
CytoSorbents Corp. (x)*	1,293	10,447
DexCom, Inc.*	12,697	1,521,101
Edwards Lifesciences Corp.*	5,660	866,942
ElectroCore, Inc. (x)*	204	1,277
Endologix, Inc.*	3,797	2,719
FONAR Corp.*	57	1,154
GenMark Diagnostics, Inc.*	2,482	12,063
Glaukos Corp. (x)*	1,604	90,097
Globus Medical, Inc., Class A*	3,396	146,979
Haemonetics Corp.*	11,486	1,149,174
Helius Medical Technologies, Inc. (x)*	938	8,592
Heska Corp.*	304	26,174
Hill-Rom Holdings, Inc.	2,020	178,871
ICU Medical, Inc.*	744	170,845
Inogen, Inc.*	3,164	392,874
Insulet Corp. (x)*	10,638	843,806
Integer Holdings Corp.*	6,240	475,862
Integra LifeSciences Holdings Corp.*	2,576	116,178
IntriCon Corp.*	338	8,916
iRadimed Corp. (x)*	189	4,623
iRhythm Technologies, Inc.*	6,431	446,826
Lantheus Holdings, Inc.*	1,562	24,445
LeMaitre Vascular, Inc.	719	16,997
LivaNova plc*	1,800	164,646
Masimo Corp.*	2,189	235,033
Meridian Bioscience, Inc.	1,694	29,408
Merit Medical Systems, Inc.*	2,492	139,079
Natus Medical, Inc.*	1,533	52,168
Neogen Corp.*	6,128	349,296
Neuronetics, Inc.*	5,043	97,582
Nevro Corp.*	9,866	383,689
Novocure Ltd.*	3,442	115,238
NuVasive, Inc.*	2,405	119,192
Nuvectra Corp.*	831	13,579
NxStage Medical, Inc.*	3,171	90,754
OraSure Technologies, Inc.*	2,602	30,391
Orthofix Medical, Inc.*	609	31,966
OrthoPediatrics Corp.*	303	10,569
Oxford Immunotec Global plc*	1,205	15,400
Penumbra, Inc. (x)*	11,705	1,430,351
Pulse Biosciences, Inc. (x)*	521	5,971
Quidel Corp.*	1,599	78,063
RA Medical Systems, Inc. (x)*	2,500	19,875
Rockwell Medical, Inc. (x)*	2,307	5,214
RTI Surgical, Inc.*	606	2,242

See Notes to Financial Statements.

1565

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Senseonics Holdings, Inc. (x)*	3,782	$9,795
SI-BONE, Inc. (x)*	403	8,419
Sientra, Inc. (x)*	1,055	13,409
STAAR Surgical Co.*	2,056	65,607
Surmodics, Inc.*	592	27,978
Tactile Systems Technology, Inc.*	822	37,442
Tandem Diabetes Care, Inc.*	2,384	90,520
TransEnterix, Inc. (x)*	7,697	17,395
Utah Medical Products, Inc.	145	12,047
Varex Imaging Corp.*	1,753	41,511
ViewRay, Inc. (x)*	2,912	17,676
West Pharmaceutical Services, Inc.	795	77,934
Wright Medical Group NV*	5,823	158,502

		12,344,036

Health Care Providers & Services (2.1%)
AAC Holdings, Inc. (x)*	362	507
Addus HomeCare Corp.*	447	30,342
Amedisys, Inc.*	6,028	705,939
American Renal Associates Holdings, Inc. (x)*	17,453	201,059
AMN Healthcare Services, Inc.*	2,207	125,049
Apollo Medical Holdings, Inc. (x)*	135	2,680
BioScrip, Inc.*	1,079	3,852
BioTelemetry, Inc.*	1,558	93,044
Capital Senior Living Corp.*	1,192	8,106
Chemed Corp.	738	209,061
Civitas Solutions, Inc.*	585	10,243
CorVel Corp.*	426	26,293
Diplomat Pharmacy, Inc. (x)*	2,162	29,101
Encompass Health Corp.	4,639	286,226
Ensign Group, Inc. (The)	2,351	91,195
Genesis Healthcare, Inc. (x)*	2,108	2,487
Guardant Health, Inc. (x)*	3,878	145,774
HealthEquity, Inc.*	4,730	282,144
LHC Group, Inc.*	1,375	129,085
Molina Healthcare, Inc.*	2,482	288,458
National Research Corp.	491	18,727
PetIQ, Inc. (x)*	719	16,875
Premier, Inc., Class A*	789	29,469
Providence Service Corp. (The)*	518	31,090
Quorum Health Corp.*	1,287	3,719
R1 RCM, Inc.*	4,510	35,854
RadNet, Inc.*	1,816	18,469
Select Medical Holdings Corp.*	5,080	77,978
Surgery Partners, Inc.*	89	871
Tenet Healthcare Corp.*	3,914	67,086
Tivity Health, Inc.*	13,575	336,796
US Physical Therapy, Inc.	584	59,772
Vapotherm, Inc.*	245	4,888
WellCare Health Plans, Inc.*	2,195	518,218

		3,890,457

Health Care Technology (1.6%)
Allscripts Healthcare Solutions, Inc.*	1,012	9,756
athenahealth, Inc.*	1,898	250,403
Castlight Health, Inc., Class B*	3,409	7,398
Computer Programs & Systems, Inc.	231	5,798
Evolent Health, Inc., Class A*	750	14,962
HealthStream, Inc.	1,181	28,521
HMS Holdings Corp.*	3,385	95,220
Inovalon Holdings, Inc., Class A (x)*	3,284	46,567
Inspire Medical Systems, Inc.*	5,070	214,208
Medidata Solutions, Inc.*	2,704	182,304
NextGen Healthcare Information Systems LLC*	1,552	23,513
Omnicell, Inc.*	1,812	110,967
Simulations Plus, Inc.	563	11,204
Tabula Rasa HealthCare, Inc.*	819	52,219
Teladoc Health, Inc.*	12,892	639,056
Veeva Systems, Inc., Class A*	11,838	1,057,370
Vocera Communications, Inc.*	1,401	55,129

		2,804,595

Life Sciences Tools & Services (1.0%)
Accelerate Diagnostics, Inc. (x)*	1,188	13,662
Bio-Techne Corp.	1,748	252,971
Bruker Corp.	1,884	56,087
Cambrex Corp.*	656	24,771
Charles River Laboratories International, Inc.*	1,595	180,522
ChromaDex Corp. (x)*	1,723	5,910
Codexis, Inc.*	2,425	40,497
Enzo Biochem, Inc.*	2,135	5,935
Fluidigm Corp.*	1,260	10,861
ICON plc*	4,154	536,738
Luminex Corp.	839	19,389
Medpace Holdings, Inc.*	1,019	53,936
NanoString Technologies, Inc.*	1,073	15,913
NeoGenomics, Inc.*	21,269	268,202
Pacific Biosciences of California, Inc.*	6,472	47,893
PRA Health Sciences, Inc.*	2,744	252,338
Quanterix Corp.*	351	6,427
Syneos Health, Inc.*	250	9,837

		1,801,889

Pharmaceuticals (1.7%)
Aclaris Therapeutics, Inc. (x)*	18,061	133,471
Aerie Pharmaceuticals, Inc.*	1,669	60,251
Akcea Therapeutics, Inc. (x)*	579	17,451
Akorn, Inc.*	558	1,892
Amneal Pharmaceuticals, Inc. (x)*	4,075	55,135
Amphastar Pharmaceuticals, Inc.*	636	12,656
Ampio Pharmaceuticals, Inc. (x)*	3,525	1,392
ANI Pharmaceuticals, Inc.*	382	17,198
Aquestive Therapeutics, Inc.*	204	1,285
Aratana Therapeutics, Inc.*	33,897	207,789
Arvinas, Inc. (x)*	366	4,703
Assembly Biosciences, Inc.*	1,014	22,937
Assertio Therapeutics, Inc.*	2,283	8,242
Catalent, Inc.*	1,596	49,763
Clearside Biomedical, Inc. (x)*	1,259	1,347
Collegium Pharmaceutical, Inc. (x)*	10,433	179,135
Corcept Therapeutics, Inc. (x)*	4,599	61,443
Cymabay Therapeutics, Inc.*	2,045	16,094
Dermira, Inc.*	1,574	11,317

See Notes to Financial Statements.

1566

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Dova Pharmaceuticals, Inc. (x)*	534	$4,048
Durect Corp.*	6,375	3,080
Elanco Animal Health, Inc. (x)*	719	22,670
Eloxx Pharmaceuticals, Inc. (x)*	976	11,722
Endo International plc*	652	4,760
Evolus, Inc. (x)*	398	4,736
Foamix Pharmaceuticals Ltd.*	10,600	38,054
GW Pharmaceuticals plc (ADR)*	1,165	113,459
Horizon Pharma plc*	7,927	154,893
Innovate Biopharmaceuticals, Inc. (x)*	828	1,913
Innoviva, Inc.*	3,257	56,835
Intersect ENT, Inc.*	1,414	39,846
Intra-Cellular Therapies, Inc.*	1,006	11,458
Jazz Pharmaceuticals plc*	2,545	315,478
Kala Pharmaceuticals, Inc.*	944	4,616
Liquidia Technologies, Inc.*	147	3,184
Marinus Pharmaceuticals, Inc. (x)*	1,653	4,744
Medicines Co. (The) (x)*	3,004	57,496
MyoKardia, Inc.*	1,591	77,736
Neos Therapeutics, Inc. (x)*	12,947	21,362
Ocular Therapeutix, Inc. (x)*	1,391	5,536
Odonate Therapeutics, Inc. (x)*	5,067	71,343
Omeros Corp. (x)*	2,198	24,486
Optinose, Inc. (x)*	912	5,654
Osmotica Pharmaceuticals plc (x)*	412	3,193
Pacira Pharmaceuticals, Inc.*	1,869	80,404
Paratek Pharmaceuticals, Inc. (x)*	1,461	7,495
Phibro Animal Health Corp., Class A	939	30,198
Reata Pharmaceuticals, Inc., Class A*	5,228	293,291
resTORbio, Inc. (x)*	13	112
Revance Therapeutics, Inc.*	19,230	387,100
Sienna Biopharmaceuticals, Inc.*	695	1,612
SIGA Technologies, Inc. (x)*	2,343	18,510
Supernus Pharmaceuticals, Inc.*	2,290	76,074
Teligent, Inc. (x)*	2,107	2,887
TherapeuticsMD, Inc. (x)*	45,781	174,426
Theravance Biopharma, Inc. (x)*	2,024	51,794
Tricida, Inc.*	429	10,116
Verrica Pharmaceuticals, Inc. (x)*	189	1,540
WaVe Life Sciences Ltd. (x)*	840	35,314
Xeris Pharmaceuticals, Inc. (x)*	237	4,029
Zogenix, Inc. (x)*	1,472	53,669
Zomedica Pharmaceuticals Corp. (x)*	1,887	2,321

		3,156,695

Total Health Care		39,836,733

Industrials (16.5%)
Aerospace & Defense (2.5%)
Aerojet Rocketdyne Holdings, Inc.*	3,411	120,170
Aerovironment, Inc.*	992	67,406
Astronics Corp.*	4,629	140,953
Astronics Corp., Class B*	879	26,730
Axon Enterprise, Inc.*	2,687	117,556
BWX Technologies, Inc.	12,882	492,479
Cubic Corp.	8,378	450,234
Curtiss-Wright Corp.	164	16,748
Harris Corp.	5,353	720,782
HEICO Corp.	1,823	141,246
HEICO Corp., Class A	3,594	226,422
Hexcel Corp.	7,904	453,215
Huntington Ingalls Industries, Inc.	1,727	328,665
KeyW Holding Corp. (The) (x)*	44,413	297,123
Kratos Defense & Security Solutions, Inc.*	1,567	22,079
Mercury Systems, Inc.*	13,736	649,575
Moog, Inc., Class A	143	11,080
National Presto Industries, Inc.	24	2,806
Sparton Corp.*	215	3,911
Spirit AeroSystems Holdings, Inc., Class A	5,020	361,892
Wesco Aircraft Holdings, Inc.*	680	5,372

		4,656,444

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	2,764	63,047
Echo Global Logistics, Inc.*	1,205	24,497
Expeditors International of Washington, Inc.	4,332	294,966
Forward Air Corp.	1,382	75,803
Hub Group, Inc., Class A*	953	35,328
XPO Logistics, Inc.*	5,660	322,846

		816,487

Airlines (0.5%)
Allegiant Travel Co.	4,226	423,530
Mesa Air Group, Inc.*	144	1,110
Spirit Airlines, Inc.*	8,507	492,725

		917,365

Building Products (1.6%)
AAON, Inc.	1,932	67,736
Advanced Drainage Systems, Inc.	1,700	41,225
Allegion plc	3,696	294,608
American Woodmark Corp.*	673	37,473
AO Smith Corp.	6,686	285,492
Apogee Enterprises, Inc.	1,106	33,014
Armstrong Flooring, Inc.*	122	1,444
Armstrong World Industries, Inc.	8,805	512,539
Builders FirstSource, Inc.*	5,320	58,041
Continental Building Products, Inc.*	1,767	44,970
CSW Industrials, Inc.*	713	34,474
Fortune Brands Home & Security, Inc.	2,792	106,068
Griffon Corp.	78	815
Insteel Industries, Inc.	769	18,671
JELD-WEN Holding, Inc.*	3,252	46,211
Lennox International, Inc.	3,760	822,914
Masonite International Corp.*	1,219	54,648
NCI Building Systems, Inc.*	1,947	14,116
Patrick Industries, Inc.*	1,126	33,341
PGT Innovations, Inc.*	2,739	43,413
Simpson Manufacturing Co., Inc.	1,937	104,850
Trex Co., Inc.*	2,763	164,012
Universal Forest Products, Inc.	2,499	64,874

		2,884,949

See Notes to Financial Statements.

1567

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (2.0%)
Advanced Disposal Services, Inc.*	3,205	$76,728
BrightView Holdings, Inc.*	673	6,871
Brink’s Co. (The)	7,870	508,796
Casella Waste Systems, Inc., Class A*	324	9,231
Charah Solutions, Inc.*	258	2,154
Cimpress NV*	1,031	106,626
Copart, Inc.*	5,380	257,056
Covanta Holding Corp.	5,543	74,387
Deluxe Corp.	2,248	86,413
Healthcare Services Group, Inc. (x)	12,967	521,014
Heritage-Crystal Clean, Inc.*	44	1,012
Herman Miller, Inc.	2,393	72,388
HNI Corp.	2,043	72,384
Interface, Inc.	2,536	36,138
KAR Auction Services, Inc.	5,923	282,646
Kimball International, Inc., Class B	1,435	20,363
Knoll, Inc.	2,097	34,559
McGrath RentCorp	1,130	58,172
Mobile Mini, Inc.	8,999	285,718
MSA Safety, Inc.	1,596	150,455
Pitney Bowes, Inc.	4,300	25,413
Rollins, Inc.	6,879	248,332
SP Plus Corp.*	310	9,157
Team, Inc. (x)*	78	1,143
Tetra Tech, Inc.	2,426	125,594
UniFirst Corp.	93	13,306
US Ecology, Inc.	7,334	461,895
Viad Corp.	549	27,499

		3,575,450

Construction & Engineering (0.9%)
Comfort Systems USA, Inc.	1,713	74,824
Dycom Industries, Inc.*	5,795	313,162
EMCOR Group, Inc.	2,041	121,827
Granite Construction, Inc.	10,126	407,875
HC2 Holdings, Inc.*	2,210	5,834
Jacobs Engineering Group, Inc.	6,340	370,636
MasTec, Inc.*	3,033	123,018
MYR Group, Inc.*	732	20,620
NV5 Global, Inc.*	440	26,642
Orion Group Holdings, Inc.*	464	1,991
Primoris Services Corp.	1,313	25,118
Quanta Services, Inc.	2,056	61,886
Sterling Construction Co., Inc.*	236	2,570
Willscot Corp.*	1,149	10,824

		1,566,827

Electrical Equipment (0.6%)
Allied Motion Technologies, Inc.	336	15,016
AMETEK, Inc.	5,708	386,431
Atkore International Group, Inc.*	1,807	35,851
AZZ, Inc.	376	15,175
Energous Corp. (x)*	1,052	6,091
EnerSys	1,290	100,117
Generac Holdings, Inc.*	2,839	141,098
Hubbell, Inc.	1,741	172,951
Plug Power, Inc. (x)*	10,215	12,667
Sensata Technologies Holding plc*	4,295	192,588
Thermon Group Holdings, Inc.*	413	8,376
TPI Composites, Inc.*	661	16,247
Vicor Corp.*	763	28,834
Vivint Solar, Inc. (x)*	683	2,602

		1,134,044

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	2,313	232,503
Raven Industries, Inc.	1,679	60,763
Roper Technologies, Inc.	1,460	389,119

		682,385

Machinery (4.3%)
Actuant Corp., Class A	1,357	28,483
Alamo Group, Inc.	379	29,304
Albany International Corp., Class A	1,345	83,968
Allison Transmission Holdings, Inc.	5,388	236,587
Altra Industrial Motion Corp.	11,495	289,099
Astec Industries, Inc.	502	15,155
Barnes Group, Inc.	278	14,906
Blue Bird Corp.*	391	7,112
Chart Industries, Inc.*	613	39,863
Columbus McKinnon Corp.	617	18,596
Commercial Vehicle Group, Inc.*	1,486	8,470
DMC Global, Inc.	647	22,723
Donaldson Co., Inc.	5,696	247,149
Douglas Dynamics, Inc.	1,055	37,864
Energy Recovery, Inc. (x)*	1,733	11,663
EnPro Industries, Inc.	102	6,130
Evoqua Water Technologies Corp.*	3,441	33,034
Federal Signal Corp.	2,634	52,417
Franklin Electric Co., Inc.	2,080	89,190
Gardner Denver Holdings, Inc.*	20,923	427,875
Gates Industrial Corp. plc*	17,664	233,871
Global Brass & Copper Holdings, Inc.	932	23,440
Gorman-Rupp Co. (The)	166	5,380
Graco, Inc.	7,774	325,342
Harsco Corp.*	3,765	74,773
Hillenbrand, Inc.	2,934	111,287
IDEX Corp.	11,194	1,413,354
John Bean Technologies Corp.	1,463	105,058
Kadant, Inc.	516	42,033
Kennametal, Inc.	15,653	520,932
Lincoln Electric Holdings, Inc.	8,392	661,709
Lindsay Corp.	1,407	135,424
Lydall, Inc.*	125	2,539
Manitex International, Inc.*	510	2,897
Meritor, Inc.*	3,889	65,763
Middleby Corp. (The)*	1,510	155,122
Milacron Holdings Corp.*	349	4,150
Miller Industries, Inc.	51	1,377
Mueller Industries, Inc.	2,667	62,301
Mueller Water Products, Inc., Class A	4,382	39,876
Navistar International Corp.*	149	3,867
Nordson Corp.	6,802	811,819

See Notes to Financial Statements.

1568

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Omega Flex, Inc.	126	$6,813
Proto Labs, Inc.*	1,268	143,018
RBC Bearings, Inc.*	1,115	146,177
REV Group, Inc. (x)	248	1,863
Rexnord Corp.*	550	12,623
Spartan Motors, Inc.	1,548	11,192
SPX Corp.*	1,675	46,917
Standex International Corp.	456	30,634
Sun Hydraulics Corp.	1,343	44,574
Tennant Co.	843	43,929
Toro Co. (The)	4,841	270,515
Wabash National Corp.	692	9,051
WABCO Holdings, Inc.*	2,487	266,955
Wabtec Corp.	1,454	102,144
Watts Water Technologies, Inc., Class A	745	48,075
Welbilt, Inc.*	6,132	68,127
Woodward, Inc.	2,503	185,948

		7,940,457

Marine (0.0%)
Matson, Inc.	894	28,626

Professional Services (1.4%)
ASGN, Inc.*	2,374	129,383
Barrett Business Services, Inc.	322	18,434
BG Staffing, Inc.	397	8,198
CoStar Group, Inc.*	3,908	1,318,325
CRA International, Inc.	96	4,085
Dun & Bradstreet Corp. (The)	761	108,625
Exponent, Inc.	2,416	122,515
Forrester Research, Inc.	461	20,607
Franklin Covey Co.*	468	10,450
Heidrick & Struggles International, Inc.	900	28,071
ICF International, Inc.	96	6,219
InnerWorkings, Inc.*	205	767
Insperity, Inc.	1,789	167,021
Kforce, Inc.	1,056	32,652
Korn/Ferry International	2,686	106,204
Mistras Group, Inc.*	624	8,973
Resources Connection, Inc.	446	6,333
Robert Half International, Inc.	5,657	323,580
TriNet Group, Inc.*	2,041	85,620
TrueBlue, Inc.*	114	2,537
WageWorks, Inc.*	1,866	50,681
Willdan Group, Inc.*	477	16,685

		2,575,965

Road & Rail (0.6%)
ArcBest Corp.	126	4,317
Avis Budget Group, Inc.*	3,133	70,430
Genesee & Wyoming, Inc., Class A*	595	44,042
Heartland Express, Inc.	2,151	39,363
Knight-Swift Transportation Holdings, Inc.	13,900	348,473
Landstar System, Inc.	1,924	184,069
Marten Transport Ltd.	815	13,195
PAM Transportation Services, Inc.*	85	3,350
Saia, Inc.*	7,208	402,350
Schneider National, Inc., Class B	380	7,095
Universal Logistics Holdings, Inc.	385	6,965
US Xpress Enterprises, Inc., Class A*	481	2,698
USA Truck, Inc.*	333	4,985
Werner Enterprises, Inc.	981	28,979
YRC Worldwide, Inc. (x)*	234	737

		1,161,048

Trading Companies & Distributors (1.3%)
Air Lease Corp.	350	10,574
Applied Industrial Technologies, Inc.	1,788	96,445
Beacon Roofing Supply, Inc.*	14,177	449,694
BlueLinx Holdings, Inc. (x)*	405	10,008
BMC Stock Holdings, Inc.*	131	2,028
CAI International, Inc. (x)*	330	7,666
DXP Enterprises, Inc.*	583	16,231
EVI Industries, Inc. (x)	201	6,703
Foundation Building Materials, Inc.*	138	1,147
General Finance Corp.*	301	3,043
GMS, Inc.*	1,370	20,358
H&E Equipment Services, Inc.	1,136	23,197
HD Supply Holdings, Inc.*	2,607	97,815
Herc Holdings, Inc.*	1,093	28,407
Kaman Corp.	1,291	72,412
Lawson Products, Inc.*	75	2,370
MRC Global, Inc.*	2,049	25,059
MSC Industrial Direct Co., Inc., Class A	949	72,997
Rush Enterprises, Inc., Class A	660	22,757
Rush Enterprises, Inc., Class B	95	3,382
SiteOne Landscape Supply, Inc.*	7,316	404,355
Systemax, Inc.	448	10,703
United Rentals, Inc.*	3,600	369,108
Univar, Inc.*	21,311	378,057
Watsco, Inc.	1,203	167,385

		2,301,901

Total Industrials		30,241,948

Information Technology (25.6%)
Communications Equipment (1.0%)
Acacia Communications, Inc.*	174	6,612
Aerohive Networks, Inc.*	1,437	4,685
Applied Optoelectronics, Inc. (x)*	640	9,875
Arista Networks, Inc.*	1,740	366,618
CalAmp Corp.*	1,582	20,582
Calix, Inc.*	1,020	9,945
Casa Systems, Inc.*	1,207	15,848
Ciena Corp.*	9,469	321,094
Clearfield, Inc. (x)*	367	3,641
Extreme Networks, Inc.*	5,216	31,817
InterDigital, Inc.	702	46,634
Lumentum Holdings, Inc.*	2,979	125,148
NETGEAR, Inc.*	324	16,858
Plantronics, Inc.	1,556	51,503
Quantenna Communications, Inc.*	1,515	21,740
Ubiquiti Networks, Inc. (x)	710	70,581
ViaSat, Inc. (x)*	6,946	409,467
Viavi Solutions, Inc.*	39,446	396,432

		1,929,080

See Notes to Financial Statements.

1569

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Electronic Equipment, Instruments & Components (1.9%)
Arlo Technologies, Inc. (x)*	204	$2,036
Badger Meter, Inc.	1,347	66,286
CDW Corp.	6,966	564,594
Cognex Corp.	7,782	300,930
Coherent, Inc.*	818	86,471
Control4 Corp.*	495	8,712
ePlus, Inc.*	630	44,837
FARO Technologies, Inc.*	787	31,984
Fitbit, Inc., Class A (x)*	2,090	10,387
FLIR Systems, Inc.	570	24,818
II-VI, Inc.*	2,996	97,250
Insight Enterprises, Inc.*	619	25,224
Iteris, Inc.*	973	3,629
Itron, Inc.*	1,600	75,664
Littelfuse, Inc.	3,322	569,657
Mesa Laboratories, Inc.	161	33,551
Methode Electronics, Inc.	787	18,329
Napco Security Technologies, Inc.*	593	9,340
National Instruments Corp.	4,217	191,367
nLight, Inc.*	1,097	19,505
Novanta, Inc.*	1,534	96,642
OSI Systems, Inc.*	293	21,477
PAR Technology Corp.*	421	9,157
Park Electrochemical Corp.	492	8,890
Rogers Corp.*	455	45,072
Vishay Precision Group, Inc.*	356	10,762
Zebra Technologies Corp., Class A*	6,721	1,070,185

		3,446,756

IT Services (4.1%)
Black Knight, Inc.*	6,713	302,488
Booz Allen Hamilton Holding Corp.	6,209	279,840
Brightcove, Inc.*	1,755	12,355
Carbonite, Inc.*	1,478	37,334
Cardtronics plc, Class A*	1,514	39,364
Cass Information Systems, Inc.	656	34,715
ConvergeOne Holdings, Inc.	1,036	12,826
CoreLogic, Inc.*	2,404	80,342
CSG Systems International, Inc.	1,250	39,712
Endurance International Group Holdings, Inc.*	3,201	21,287
EPAM Systems, Inc.*	2,430	281,904
Euronet Worldwide, Inc.*	1,165	119,273
Everi Holdings, Inc.*	3,116	16,047
EVERTEC, Inc.	2,394	68,708
Evo Payments, Inc., Class A (x)*	947	23,362
Exela Technologies, Inc. (x)*	1,709	6,648
ExlService Holdings, Inc.*	1,567	82,456
Genpact Ltd.	2,487	67,124
GoDaddy, Inc., Class A*	15,357	1,007,726
GTT Communications, Inc. (x)*	1,987	47,012
Hackett Group, Inc. (The)	996	15,946
I3 Verticals, Inc., Class A (x)*	322	7,760
Information Services Group, Inc.*	713	3,023
Internap Corp.*	1,307	5,424
InterXion Holding NV*	6,300	341,208
Jack Henry & Associates, Inc.	3,632	459,521
Limelight Networks, Inc.*	4,863	11,379
LiveRamp Holdings, Inc. (x)*	1,841	71,118
ManTech International Corp., Class A	7,400	386,983
MAXIMUS, Inc.	2,987	194,424
MoneyGram International, Inc.*	149	298
NIC, Inc.	3,055	38,126
Okta, Inc.*	4,058	258,900
Perficient, Inc.*	606	13,490
PFSweb, Inc.*	697	3,576
PRGX Global, Inc.*	927	8,779
Sabre Corp.	10,456	226,268
Science Applications International Corp.	1,983	126,317
ServiceSource International, Inc.*	3,514	3,795
Shopify, Inc., Class A*	2,845	393,890
Square, Inc., Class A*	6,254	350,787
Switch, Inc., Class A (x)	1,620	11,340
Travelport Worldwide Ltd.	1,135	17,729
TTEC Holdings, Inc.	654	18,685
Tucows, Inc., Class A (x)*	459	27,568
Twilio, Inc., Class A*	14,133	1,262,077
Unisys Corp. (x)*	1,636	19,027
Virtusa Corp.*	1,336	56,900
WEX, Inc.*	2,941	411,916
Wix.com Ltd.*	3,300	298,122

		7,624,899

Semiconductors & Semiconductor Equipment (4.3%)
ACM Research, Inc., Class A (x)*	364	3,960
Adesto Technologies Corp. (x)*	1,254	5,518
Advanced Energy Industries, Inc.*	1,846	79,249
Advanced Micro Devices, Inc.*	103,827	1,916,646
Ambarella, Inc. (x)*	617	21,583
Aquantia Corp.*	957	8,393
Brooks Automation, Inc.	3,250	85,085
Cabot Microelectronics Corp.	1,315	125,385
CEVA, Inc.*	971	21,449
Cirrus Logic, Inc.*	164	5,442
Cohu, Inc.	714	11,474
Cree, Inc.*	6,010	257,078
Cypress Semiconductor Corp.	11,639	148,048
Diodes, Inc.*	477	15,388
Entegris, Inc.	6,633	185,028
FormFactor, Inc.*	286	4,030
Ichor Holdings Ltd. (x)*	1,151	18,761
Impinj, Inc. (x)*	725	10,549
Inphi Corp.*	2,739	88,059
Integrated Device Technology, Inc.*	17,323	838,953
Kopin Corp.*	2,161	2,159
Lattice Semiconductor Corp.*	41,460	286,903
Marvell Technology Group Ltd.	6,955	112,601
MaxLinear, Inc.*	2,938	51,709
MKS Instruments, Inc.	2,542	164,239
Monolithic Power Systems, Inc.	5,410	628,912
Nanometrics, Inc.*	6,984	190,873
NVE Corp.	211	18,471
ON Semiconductor Corp.*	19,912	328,747
PDF Solutions, Inc.*	126	1,062
Power Integrations, Inc.	1,347	82,140
Rudolph Technologies, Inc.*	1,441	29,497

See Notes to Financial Statements.

1570

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Semtech Corp.*	10,417	$477,828
Silicon Laboratories, Inc.*	2,006	158,093
SMART Global Holdings, Inc. (x)*	451	13,395
SunPower Corp. (x)*	951	4,726
Synaptics, Inc.*	151	5,619
Teradyne, Inc.	10,501	329,521
Universal Display Corp. (x)	6,957	650,966
Versum Materials, Inc.	15,719	435,731
Xperi Corp.	475	8,735

		7,832,005

Software (13.7%)
2U, Inc. (x)*	28,222	1,403,198
8x8, Inc.*	4,477	80,765
A10 Networks, Inc.*	2,448	15,276
ACI Worldwide, Inc.*	5,105	141,255
Agilysys, Inc.*	330	4,732
Alarm.com Holdings, Inc.*	6,879	356,814
Altair Engineering, Inc., Class A*	1,415	39,026
Alteryx, Inc., Class A (x)*	7,367	438,115
Amber Road, Inc.*	1,102	9,069
American Software, Inc., Class A	809	8,454
Anaplan, Inc.*	721	19,135
ANSYS, Inc.*	2,150	307,321
Appfolio, Inc., Class A*	740	43,823
Apptio, Inc., Class A (x)*	1,621	61,533
Aspen Technology, Inc.*	8,557	703,214
Asure Software, Inc. (x)*	448	2,276
Autodesk, Inc.*	4,134	531,674
Avalara, Inc.*	310	9,656
Benefitfocus, Inc.*	1,056	48,280
Blackbaud, Inc.	2,258	142,028
Blackline, Inc.*	1,747	71,540
Bottomline Technologies DE, Inc.*	1,994	95,712
Box, Inc., Class A*	5,788	97,701
Cadence Design Systems, Inc.*	13,187	573,371
Carbon Black, Inc. (x)*	1,886	25,310
Ceridian HCM Holding, Inc. (x)*	1,680	57,943
ChannelAdvisor Corp.*	1,223	13,881
Cision Ltd.*	3,220	37,674
Cloudera, Inc.*	5,039	55,731
CommVault Systems, Inc.*	1,898	112,153
Cornerstone OnDemand, Inc.*	2,555	128,849
Coupa Software, Inc.*	2,558	160,796
Digimarc Corp. (x)*	505	7,322
DocuSign, Inc.*	3,478	139,398
Domo, Inc., Class B*	276	5,418
Ebix, Inc. (x)	1,132	48,178
eGain Corp.*	685	4,500
Elastic NV*	2,014	143,961
Ellie Mae, Inc. (x)*	1,649	103,607
Envestnet, Inc.*	8,421	414,229
Everbridge, Inc.*	1,259	71,461
Fair Isaac Corp.*	3,644	681,428
FireEye, Inc.*	6,088	98,686
Five9, Inc.*	2,683	117,301
ForeScout Technologies, Inc.*	1,413	36,724
Fortinet, Inc.*	6,655	468,712
Guidewire Software, Inc.*	24,155	1,937,956
Hortonworks, Inc.*	3,464	49,951
HubSpot, Inc.*	6,841	860,119
Imperva, Inc.*	1,666	92,780
Instructure, Inc.*	1,488	55,815
j2 Global, Inc.	2,188	151,803
LivePerson, Inc.*	2,722	51,337
LogMeIn, Inc.	1,601	130,594
Majesco*	263	1,865
Manhattan Associates, Inc.*	3,078	130,415
MINDBODY, Inc., Class A*	2,045	74,438
Mitek Systems, Inc.*	1,295	13,999
MobileIron, Inc.*	3,641	16,712
Model N, Inc.*	1,230	16,273
Monotype Imaging Holdings, Inc.	939	14,573
New Relic, Inc.*	7,215	584,199
Nutanix, Inc., Class A*	12,411	516,173
OneSpan, Inc.*	1,431	18,531
Park City Group, Inc. (x)*	656	3,916
Paycom Software, Inc.*	2,347	287,390
Paylocity Holding Corp.*	5,958	358,731
Pegasystems, Inc.	1,772	84,755
Pivotal Software, Inc., Class A*	20,843	340,783
Pluralsight, Inc., Class A (x)*	17,059	401,739
Progress Software Corp.	2,129	75,558
Proofpoint, Inc.*	2,370	198,630
PROS Holdings, Inc.*	1,464	45,970
PTC, Inc.*	5,514	457,111
Q2 Holdings, Inc.*	7,584	375,787
QAD, Inc., Class A	466	18,328
Qualys, Inc.*	1,602	119,733
Rapid7, Inc.*	1,714	53,408
RealPage, Inc.*	7,898	380,605
Rimini Street, Inc. (x)*	611	3,147
RingCentral, Inc., Class A*	3,218	265,292
SailPoint Technologies Holding, Inc.*	21,288	500,055
SendGrid, Inc.*	1,397	60,308
ServiceNow, Inc.*	6,521	1,161,064
ShotSpotter, Inc. (x)*	328	10,227
SolarWinds Corp.*	970	13,415
Splunk, Inc.*	7,773	814,999
SPS Commerce, Inc.*	821	67,634
SS&C Technologies Holdings, Inc.	9,069	409,103
SVMK, Inc. (x)*	843	10,344
Tableau Software, Inc., Class A*	7,209	865,080
Telaria, Inc.*	832	2,271
Telenav, Inc.*	636	2,582
Tenable Holdings, Inc. (x)*	461	10,230
Teradata Corp.*	3,966	152,136
Trade Desk, Inc. (The), Class A*	5,302	615,350
Tyler Technologies, Inc.*	1,803	335,033
Ultimate Software Group, Inc. (The)*	1,436	351,633
Upland Software, Inc.*	712	19,352
Varonis Systems, Inc.*	1,325	70,093
Veritone, Inc. (x)*	322	1,224
VirnetX Holding Corp. (x)*	2,625	6,300
Workday, Inc., Class A*	9,202	1,469,375
Workiva, Inc.*	1,337	47,985
Yext, Inc.*	3,950	58,658
Zendesk, Inc.*	19,308	1,127,008

See Notes to Financial Statements.

1571

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Zix Corp.*	2,449	$14,033
Zscaler, Inc. (x)*	14,758	578,661

		25,099,799

Technology Hardware, Storage & Peripherals (0.6%)
3D Systems Corp. (x)*	251	2,553
Avid Technology, Inc.*	851	4,042
Cray, Inc.*	307	6,628
Eastman Kodak Co. (x)*	489	1,247
Immersion Corp.*	1,145	10,259
Logitech International SA (Registered) (x)	8,743	276,074
NCR Corp.*	4,586	105,845
Pure Storage, Inc., Class A*	44,894	721,896
USA Technologies, Inc.*	10,984	42,728

		1,171,272

Total Information Technology		47,103,811

Materials (2.8%)
Chemicals (1.3%)
AdvanSix, Inc.*	492	11,975
Amyris, Inc. (x)*	273	912
Axalta Coating Systems Ltd.*	3,972	93,024
Balchem Corp.	1,499	117,447
Chase Corp.	344	34,417
Chemours Co. (The)	8,389	236,738
Ferro Corp.*	3,953	61,983
GCP Applied Technologies, Inc.*	3,371	82,758
HB Fuller Co.	1,777	75,825
Ingevity Corp.*	6,242	522,393
Innophos Holdings, Inc.	126	3,091
Koppers Holdings, Inc.*	678	11,553
Kraton Corp.*	1,296	28,305
Kronos Worldwide, Inc.	1,033	11,900
Marrone Bio Innovations, Inc. (x)*	2,276	3,346
NewMarket Corp.	341	140,523
OMNOVA Solutions, Inc.*	1,967	14,418
Platform Specialty Products Corp.*	5,263	54,367
PolyOne Corp.	15,810	452,166
Quaker Chemical Corp.	611	108,581
RPM International, Inc.	1,248	73,357
Scotts Miracle-Gro Co. (The)	936	57,526
Sensient Technologies Corp.	1,058	59,089
Trinseo SA	1,393	63,771
Tronox Ltd., Class A	1,966	15,295
Valhi, Inc.	386	745
WR Grace & Co.	2,324	150,851

		2,486,356

Construction Materials (0.5%)
Eagle Materials, Inc.	1,921	117,239
Forterra, Inc. (x)*	701	2,636
Summit Materials, Inc., Class A*	5,278	65,447
United States Lime & Minerals, Inc.	8	568
US Concrete, Inc. (x)*	736	25,966
Vulcan Materials Co.	6,289	621,353

		833,209

Containers & Packaging (0.7%)
Avery Dennison Corp.	4,122	370,279
Berry Global Group, Inc.*	3,103	147,486
Crown Holdings, Inc.*	6,078	252,663
Graphic Packaging Holding Co.	2,461	26,185
Greif, Inc., Class A	98	3,637
Greif, Inc., Class B	24	1,065
Myers Industries, Inc.	1,689	25,521
Packaging Corp. of America	4,395	366,807
Sealed Air Corp.	4,105	143,018
Silgan Holdings, Inc.	1,223	28,887

		1,365,548

Metals & Mining (0.2%)
Century Aluminum Co.*	122	892
Cleveland-Cliffs, Inc. (x)	2,127	16,357
Coeur Mining, Inc.*	1,205	5,386
Compass Minerals International, Inc.	1,464	61,034
Gold Resource Corp.	2,074	8,296
Hecla Mining Co.	1,853	4,373
Kaiser Aluminum Corp.	401	35,805
Livent Corp. (x)*	650	8,970
Ramaco Resources, Inc. (x)*	438	2,168
Royal Gold, Inc.	1,263	108,176
Ryerson Holding Corp.*	722	4,578
Steel Dynamics, Inc.	1,632	49,025
Tahoe Resources, Inc.*	6,636	24,222
Worthington Industries, Inc.	1,817	63,304

		392,586

Paper & Forest Products (0.1%)
Boise Cascade Co.	1,711	40,807
Louisiana-Pacific Corp.	989	21,976
Neenah, Inc.	646	38,062
Schweitzer-Mauduit International, Inc.	248	6,213
Verso Corp., Class A*	171	3,830

		110,888

Total Materials		5,188,587

Real Estate (1.5%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexander’s, Inc. (REIT)	104	31,693
Americold Realty Trust (REIT) (x)	4,036	103,079
Armada Hoffler Properties, Inc. (REIT)	706	9,926
City Office REIT, Inc. (REIT)	235	2,409
Clipper Realty, Inc. (REIT)	676	8,835
Colony Capital, Inc. (REIT)	1,204	5,635
CoreSite Realty Corp. (REIT)	5,314	463,540
Easterly Government Properties, Inc. (REIT)	724	11,352
EastGroup Properties, Inc. (REIT)	1,644	150,804
Equity LifeStyle Properties, Inc. (REIT)	4,057	394,056
First Industrial Realty Trust, Inc. (REIT)	1,222	35,267

See Notes to Financial Statements.

1572

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Four Corners Property Trust, Inc. (REIT)	2,175	$56,985
Gaming and Leisure Properties, Inc. (REIT)	3,411	110,209
GEO Group, Inc. (The) (REIT)	1,185	23,345
Hudson Pacific Properties, Inc. (REIT)	863	25,079
Lamar Advertising Co. (REIT), Class A	3,647	252,300
Life Storage, Inc. (REIT)	113	10,508
Monmouth Real Estate Investment Corp. (REIT)	640	7,936
National Health Investors, Inc. (REIT)	848	64,058
National Storage Affiliates Trust (REIT)	291	7,700
NexPoint Residential Trust, Inc. (REIT)	59	2,068
Omega Healthcare Investors, Inc. (REIT)	746	26,222
Pennsylvania REIT (REIT) (x)	1,509	8,964
PS Business Parks, Inc. (REIT)	642	84,102
QTS Realty Trust, Inc. (REIT), Class A	1,123	41,607
Ryman Hospitality Properties, Inc. (REIT)	2,093	139,582
Saul Centers, Inc. (REIT)	485	22,902
Tanger Factory Outlet Centers, Inc. (REIT)	4,295	86,845
Taubman Centers, Inc. (REIT)	2,792	127,008
UMH Properties, Inc. (REIT)	1,593	18,861
Universal Health Realty Income Trust (REIT)	538	33,017
Urban Edge Properties (REIT)	834	13,861

		2,379,755

Real Estate Management & Development (0.2%)
Altisource Portfolio Solutions SA (x)*	33	742
Consolidated-Tomoka Land Co.	58	3,045
Cushman & Wakefield plc*	1,616	23,384
Essential Properties Realty Trust, Inc. (REIT)	257	3,557
FRP Holdings, Inc.*	57	2,623
HFF, Inc., Class A	1,760	58,362
Howard Hughes Corp. (The)*	744	72,629
Kennedy-Wilson Holdings, Inc.	3,026	54,982
Marcus & Millichap, Inc.*	880	30,210
Maui Land & Pineapple Co., Inc.*	294	2,917
Newmark Group, Inc., Class A	6,942	55,675
Redfin Corp. (x)*	3,716	53,510
RMR Group, Inc. (The), Class A	330	17,516
Trinity Place Holdings, Inc.*	626	2,717

		381,869

Total Real Estate		2,761,624

Utilities (0.1%)
Electric Utilities (0.0%)
Spark Energy, Inc., Class A (x)	438	3,254

Gas Utilities (0.0%)
Chesapeake Utilities Corp.	89	7,236
New Jersey Resources Corp.	295	13,473
South Jersey Industries, Inc. (x)	599	16,652

		37,361

Independent Power and Renewable Electricity Producers (0.0%)
TerraForm Power, Inc., Class A	623	6,990

Water Utilities (0.1%)
American States Water Co.	1,169	78,370
California Water Service Group	200	9,532
Global Water Resources, Inc.	526	5,333
Middlesex Water Co.	642	34,251
Pure Cycle Corp.*	329	3,267
SJW Group	524	29,145
York Water Co. (The)	552	17,697

		177,595

Total Utilities		225,200

Total Common Stocks (97.2%) (Cost $150,994,795)		178,619,363

EXCHANGE TRADED FUND (ETF):
Equity (0.3%)
iShares Russell Mid-Cap Growth ETF (x)	4,057	461,322

Total Exchange Traded Fund (0.3%) (Cost $521,825)		461,322

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food Products (0.0%)
Schuman, Inc., CVR (r)*	1,228	1,842

Total Consumer Staples		1,842

Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	15,966	2,155

Total Health Care		2,155

Total Rights (0.0%) (Cost $—)		3,997

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	434,999	435,043

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Repurchase Agreements (5.4%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $1,000,517, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $1,054,286. (xx)	$1,000,000	$1,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $3,307,435, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $3,373,048. (xx)	3,306,907	3,306,907
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $1,400,226, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $1,428,365. (xx)	1,400,000	1,400,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $2,500,356, collateralized by various Common Stocks; total market value $2,783,031. (xx)	2,500,000	2,500,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $300,043, collateralized by various Common Stocks; total market value $333,964. (xx)	300,000	300,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $1,400,229, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $1,428,000. (xx)	1,400,000	1,400,000

Total Repurchase Agreements		9,906,907

Total Short-Term Investments (5.6%) (Cost $10,341,945)		10,341,950

Total Investments in Securities (103.1%) (Cost $161,858,565)		189,426,632
Other Assets Less Liabilities (-3.1%)		(5,654,349)

Net Assets (100%)		$183,772,283

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $3,132 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $11,303,833. This was collateralized by $1,791,386 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $9,906,907 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	2	3/2019	USD	253,330	(3,020)
Russell 2000 E-Mini Index	10	3/2019	USD	674,500	(17,572)
S&P Midcap 400 E-Mini Index	8	3/2019	USD	1,329,760	(33,033)

					(53,625)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$6,082,608	$—	$—	$6,082,608
Consumer Discretionary	28,929,964	—	—	28,929,964
Consumer Staples	3,980,583	—	—	3,980,583
Energy	2,694,375	—	—	2,694,375
Financials	11,573,930	—	—	11,573,930
Health Care	39,555,054	281,679	—	39,836,733
Industrials	30,215,218	26,730	—	30,241,948
Information Technology	46,844,909	258,902	—	47,103,811
Materials	5,188,587	—	—	5,188,587
Real Estate	2,761,624	—	—	2,761,624
Utilities	225,200	—	—	225,200
Exchange Traded Fund	461,322	—	—	461,322
Rights
Consumer Staples	—	—	1,842	1,842
Health Care	—	—	2,155	2,155
Short-Term Investments
Investment Company	435,043	—	—	435,043
Repurchase Agreements	—	9,906,907	—	9,906,907

Total Assets	$178,948,417	$10,474,218	$3,997	$189,426,632

Liabilities:
Futures	$(53,625)	$—	$—	$(53,625)

Total Liabilities	$(53,625)	$—	$—	$(53,625)

Total	$178,894,792	$10,474,218	$3,997	$189,373,007

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(53,625	)*

Total		$(53,625)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(3,003)	$(3,003)
Equity contracts	(344,560)	—	(344,560)

Total	$(344,560)	$(3,003)	$(347,563)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$168	$168
Equity contracts	(59,403)	—	(59,403)

Total	$(59,403)	$168	$(59,235)

^ This Portfolio held forward foreign currency contracts and futures contracts for hedging and as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $79,000 for one month and futures contracts with an average notional balance of approximately $3,043,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$111,996,977
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 15%)*	$108,119,619

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,418,964
Aggregate gross unrealized depreciation	(18,106,032)

Net unrealized appreciation	$27,312,932

Federal income tax cost of investments in securities and derivative instruments, if applicable	$162,060,075

For the year ended December 31, 2018, the Portfolio incurred approximately $117 as brokerage commissions with Sanford C. Bernstein &

Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $151,951,658)	$179,519,725
Repurchase Agreements (Cost $9,906,907)	9,906,907
Cash	4,428,903
Foreign cash (Cost $10,458)	10,228
Cash held as collateral at broker for futures	121,300
Dividends, interest and other receivables	79,179
Receivable for securities sold	55,237
Receivable for Portfolio shares sold	19,666
Due from broker for futures variation margin	18,568
Due from Custodian	11,742
Securities lending income receivable	8,089
Other assets	838

Total assets	194,180,382

LIABILITIES
Payable for return of collateral on securities loaned	9,906,907
Payable for securities purchased	212,594
Investment management fees payable	77,234
Payable for Portfolio shares redeemed	32,017
Distribution fees payable – Class IB	26,263
Administrative fees payable	19,561
Trustees’ fees payable	3,358
Distribution fees payable – Class IA	2,447
Accrued expenses	127,718

Total liabilities	10,408,099

NET ASSETS	$183,772,283

Net assets were comprised of:
Paid in capital	$156,151,607
Total distributable earnings (loss)	27,620,676

Net assets	$183,772,283

Class IA
Net asset value, offering and redemption price per share, $11,159,005 / 1,312,334 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.50

Class IB
Net asset value, offering and redemption price per share, $119,104,380 / 14,965,632 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.96

Class K
Net asset value, offering and redemption price per share, $53,508,898 / 6,142,272 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.71

(x)	Includes value of securities on loan of $11,303,833.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of $1,579 foreign withholding tax)	$1,301,052
Interest	57,722
Securities lending (net)	178,122

Total income	1,536,896

EXPENSES
Investment management fees	1,642,625
Distribution fees – Class IB	346,246
Administrative fees	248,531
Custodian fees	199,500
Professional fees	51,693
Distribution fees – Class IA	32,990
Printing and mailing expenses	26,339
Trustees’ fees	5,164
Miscellaneous	7,509

Gross expenses	2,560,597
Less: Waiver from investment manager	(437,223)

Net expenses	2,123,374

NET INVESTMENT INCOME (LOSS)	(586,478)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	26,056,108
Futures contracts	(344,560)
Forward foreign currency contracts	(3,003)
Foreign currency transactions	3,176

Net realized gain (loss)	25,711,721

Change in unrealized appreciation (depreciation) on:
Investments in securities	(36,173,043)
Futures contracts	(59,403)
Forward foreign currency contracts	168
Foreign currency translations	(1,334)

Net change in unrealized appreciation (depreciation)	(36,233,612)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,521,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,108,369)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(586,478)	$(335,316)
Net realized gain (loss)	25,711,721	16,265,629
Net change in unrealized appreciation (depreciation)	(36,233,612)	25,929,948

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,108,369)	41,860,261

Distributions to shareholders: (a)
Class IA	(1,631,423)	(1,096,839)
Class IB	(18,556,892)	(9,461,469)
Class K	(7,024,764)	(3,554,588)

Total distributions to shareholders	(27,213,079)	(14,112,896)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,456 and 95,871 shares, respectively ]	271,688	926,528
Capital shares issued in reinvestment of distributions [ 176,925 and 107,635 shares, respectively ]	1,631,423	1,096,839
Capital shares repurchased [ (106,339) and (365,356) shares, respectively ]	(1,179,661)	(3,745,946)

Total Class IA transactions	723,450	(1,722,579)

Class IB
Capital shares sold [ 2,150,890 and 764,255 shares, respectively ]	22,915,372	7,256,708
Capital shares issued in reinvestment of distributions [ 2,149,151 and 982,716 shares, respectively ]	18,556,892	9,461,469
Capital shares repurchased [ (2,006,238) and (2,161,313) shares, respectively ]	(20,881,812)	(19,839,853)

Total Class IB transactions	20,590,452	(3,121,676)

Class K
Capital shares sold [ 986,854 and 82,474 shares, respectively ]	9,773,428	826,953
Capital shares issued in reinvestment of distributions [ 745,825 and 342,494 shares, respectively ]	7,024,764	3,554,588
Capital shares repurchased [ (303,174) and (800,323) shares, respectively ]	(3,500,452)	(8,225,316)

Total Class K transactions	13,297,740	(3,843,775)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	34,611,642	(8,688,030)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,709,806)	19,059,335
NET ASSETS:
Beginning of year	187,482,089	168,422,754

End of year (b)	$183,772,283	$187,482,089

(a)  Prior year distributions to shareholders were made up of dividends from net realized capital gains of $1,096,839, $9,461,469 and $3,554,588 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $87,602 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017		2016	2015	2014
Net asset value, beginning of year	$10.42	$8.88		$8.50	$9.47	$10.08

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.03)		(0.01)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.46)	2.38		0.60	(0.11)	0.54

Total from investment operations	(0.50)	2.35		0.59	(0.16)	0.48

Less distributions:
Distributions from net realized gains	(1.42)	(0.81)		(0.21)	(0.81)	(1.09)

Net asset value, end of year	$8.50	$10.42		$8.88	$8.50	$9.47

Total return	(5.78)%	26.69	%(aa)	6.78%	(1.58)%	4.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,159	$12,688		$12,253	$12,799	$14,497
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%		1.13%	1.15%	1.23%
Before waivers and reimbursements (f)	1.31%	1.31%		1.36%	1.31%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.35)%	(0.26)%		(0.14)%	(0.52)%	(0.62)%
Before waivers and reimbursements (f)	(0.57)%	(0.47)%		(0.36)%	(0.68)%	(0.76)%
Portfolio turnover rate^	55%	41%		49%	44%	59%

	Year Ended December 31,
Class IB	2018	2017		2016	2015	2014
Net asset value, beginning of year	$9.85	$8.43		$8.08	$9.04	$9.67

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.02)		(0.01)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.43)	2.25		0.57	(0.10)	0.52

Total from investment operations	(0.47)	2.23		0.56	(0.15)	0.46

Less distributions:
Distributions from net realized gains	(1.42)	(0.81)		(0.21)	(0.81)	(1.09)

Net asset value, end of year	$7.96	$9.85		$8.43	$8.08	$9.04

Total return	(5.80)%	26.69	%(bb)	6.76%	(1.53)%	4.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,104	$124,755		$110,295	$114,846	$119,389
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%		1.13%	1.15%	1.23%
Before waivers and reimbursements (f)	1.31%	1.31%		1.36%	1.31%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.35)%	(0.26)%		(0.14)%	(0.52)%	(0.62)%
Before waivers and reimbursements (f)	(0.56)%	(0.47)%		(0.36)%	(0.68)%	(0.76)%
Portfolio turnover rate^	55%	41%		49%	44%	59%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017		2016	2015	2014
Net asset value, beginning of year	$10.62	$9.02		$8.63	$9.57	$10.16

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	—	#	0.01	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(0.48)	2.41		0.59	(0.10)	0.54

Total from investment operations	(0.49)	2.41		0.60	(0.13)	0.50

Less distributions:
Distributions from net realized gains	(1.42)	(0.81)		(0.21)	(0.81)	(1.09)

Net asset value, end of year	$8.71	$10.62		$9.02	$8.63	$9.57

Total return	(5.57)%	26.95	%(cc)	7.07%	(1.24)%	5.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,509	$50,040		$45,875	$37,231	$41,750
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%		0.88%	0.90%	0.98%
Before waivers and reimbursements (f)	1.06%	1.06%		1.11%	1.06%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.10)%	(0.01)%		0.11%	(0.27)%	(0.37)%
Before waivers and reimbursements (f)	(0.31)%	(0.22)%		(0.11)%	(0.43)%	(0.50)%
Portfolio turnover rate^	55%	41%		49%	44%	59%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.96%.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.92%.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 26.23%.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(12.78)%	2.47%	10.73%
Portfolio – Class IB Shares	(12.75)	2.47	10.64
Portfolio – Class K Shares*	(12.55)	2.73	8.33
Russell 2500™ Value Index	(12.36)	4.16	11.62

*  Date of inception 8/26/11.

    Returns for periods greater than one year are annualized. Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio followed its current policies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.75)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2500™ Value Index, which returned (12.36)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 2500 Value Index.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s performance relative to the benchmark was aided by security selection in the health care sector, including a position in Boston Scientific Corp.

•

Stock selection within the consumer discretionary sector was a contributor to relative performance during the year, specifically within the textile, apparel & luxury goods industry and the specialty retail industry. Within this sector, shares of Lululemon Athletica, Inc. and Advance Auto Parts are among the top contributors to the Portfolio’s relative performance for the year.

•	Contributors in the financials sector included insurance broker Willis Towers Watson plc and acquisition targets XL Group Ltd. and Validus Holdings Ltd.

•	An overweight posture in consumer packaged goods company Post Holdings contributed to relative performance.

•	A relative underweight in the energy sector and overweight in the health care sector also added to relative performance.

What hurt performance during the year:

•	Security selection in the energy sector was the largest detractor from relative return, led by a position in Cimarex Energy Co.

•	Underweight positions in the real estate and utilities sectors also detracted from relative performance.

•

Holding Red Rock Resorts, Inc. and Coty Inc., securities not in the benchmark, detracted from relative results, as did overweighting financials holding Bank OZK and information technology holding Belden Inc.

How derivatives contributed/detracted from performance during the year?

•	The Portfolio may gain exposure to the index through derivative instruments, such as equity index futures. They had minimal impact on performance relative to the benchmark during the year.

Sector Weightings as of December 31, 2018	% of Net Assets
Financials	21.6%
Industrials	13.3
Real Estate	10.9
Information Technology	10.4
Consumer Discretionary	9.7
Health Care	7.2
Utilities	6.0
Materials	5.9
Consumer Staples	4.8
Energy	4.5
Communication Services	2.8
Repurchase Agreements	1.8
Investment Company	0.1
Cash and Other	1.0

100.0%

1581

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$857.50	$5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	857.50	5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	858.80	3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1582

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.8%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	379	$27,110
Cincinnati Bell, Inc.*	1,660	12,915
Consolidated Communications Holdings, Inc. (x)	2,400	23,712
Frontier Communications Corp. (x)	3,489	8,304
Intelsat SA*	1,947	41,646
Iridium Communications, Inc.*	3,345	61,715
pdvWireless, Inc.*	368	13,759
Windstream Holdings, Inc. (x)*	1,340	2,801
Zayo Group Holdings, Inc.*	16,109	367,930

		559,892

Entertainment (1.3%)
AMC Entertainment Holdings, Inc., Class A (x)	1,786	21,932
Cinemark Holdings, Inc.	3,765	134,787
Eros International plc*	716	5,936
Liberty Media Corp.-Liberty Formula One, Class A*	825	24,519
Liberty Media Corp.-Liberty Formula One, Class C*	28,587	877,621
Lions Gate Entertainment Corp., Class A	1,598	25,728
Lions Gate Entertainment Corp., Class B	3,223	47,958
Live Nation Entertainment, Inc.*	11,098	546,576
Madison Square Garden Co. (The), Class A*	583	156,069
Marcus Corp. (The)	655	25,872
Reading International, Inc., Class A*	579	8,419
Rosetta Stone, Inc.*	568	9,315
Zynga, Inc., Class A*	26,861	105,564

		1,990,296

Interactive Media & Services (0.1%)
Cars.com, Inc.*	2,462	52,933
Meet Group, Inc. (The)*	2,370	10,973
Zillow Group, Inc., Class A*	540	16,972
Zillow Group, Inc., Class C (x)*	1,180	37,265

		118,143

Media (1.0%)
Beasley Broadcast Group, Inc., Class A	236	885
Boston Omaha Corp., Class A (x)*	171	4,001
Clear Channel Outdoor Holdings, Inc., Class A	1,200	6,228
Daily Journal Corp. (x)*	39	9,126
Emerald Expositions Events, Inc.	853	10,526
Entercom Communications Corp., Class A (x)	4,450	25,410
Entravision Communications Corp., Class A	1,797	5,229
EW Scripps Co. (The), Class A	1,591	25,026
Fluent, Inc.*	1,320	4,752
Gannett Co., Inc.	3,965	33,821
GCI Liberty, Inc., Class A*	3,536	145,542
Gray Television, Inc.*	2,757	40,638
Hemisphere Media Group, Inc.*	263	3,193
Interpublic Group of Cos., Inc. (The)	12,136	250,366
John Wiley & Sons, Inc., Class A	1,559	73,226
Liberty Latin America Ltd., Class A*	1,489	21,561
Liberty Latin America Ltd., Class C*	3,990	58,134
Meredith Corp. (x)	1,375	71,418
MSG Networks, Inc., Class A*	2,045	48,180
National CineMedia, Inc.	2,701	17,503
New Media Investment Group, Inc.	2,104	24,343
New York Times Co. (The), Class A	879	19,593
Saga Communications, Inc., Class A	121	4,021
Scholastic Corp.	986	39,696
Sinclair Broadcast Group, Inc., Class A	1,338	35,243
TEGNA, Inc.	35,074	381,254
Tribune Media Co., Class A	3,079	139,725
WideOpenWest, Inc.*	1,058	7,544

		1,506,184

Wireless Telecommunication Services (0.1%)
NII Holdings, Inc. (x)*	3,040	13,406
Spok Holdings, Inc.	749	9,932
Telephone & Data Systems, Inc.	3,439	111,905
United States Cellular Corp.*	450	23,387

		158,630

Total Communication Services		4,333,145

Consumer Discretionary (9.7%)
Auto Components (1.3%)
Adient plc	3,294	49,608
American Axle & Manufacturing Holdings, Inc.*	3,860	42,846
BorgWarner, Inc.	28,591	993,251
Cooper Tire & Rubber Co.	1,758	56,836
Cooper-Standard Holdings, Inc.*	621	38,576
Dana, Inc.	365	4,975
Gentex Corp.	3,019	61,014
Gentherm, Inc.*	1,266	50,615
Goodyear Tire & Rubber Co. (The)	8,337	170,158
Lear Corp.	3,000	368,580
Modine Manufacturing Co.*	1,459	15,772
Motorcar Parts of America, Inc. (x)*	690	11,482
Shiloh Industries, Inc.*	434	2,530
Standard Motor Products, Inc.	729	35,305
Stoneridge, Inc.*	95	2,342
Superior Industries International, Inc.	863	4,151
Tenneco, Inc., Class A	319	8,737
Tower International, Inc.	727	17,303
Visteon Corp.*	378	22,786

		1,956,867

See Notes to Financial Statements.

1583

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Automobiles (0.1%)
Harley-Davidson, Inc.	5,861	$199,977
Thor Industries, Inc.	307	15,964

		215,941

Distributors (0.0%)
Core-Mark Holding Co., Inc.	1,460	33,945
Weyco Group, Inc.	221	6,447

		40,392

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	2,088	98,804
American Public Education, Inc.*	558	15,881
Bright Horizons Family Solutions, Inc.*	320	35,664
Carriage Services, Inc.	360	5,580
Graham Holdings Co., Class B	146	93,525
H&R Block, Inc.	5,918	150,140
Houghton Mifflin Harcourt Co.*	3,289	29,140
K12, Inc.*	1,242	30,789
Laureate Education, Inc., Class A*	2,934	44,714
Regis Corp.*	1,340	22,713
Service Corp. International	3,238	130,362
Weight Watchers International, Inc.*	64	2,467

		659,779

Hotels, Restaurants & Leisure (2.1%)
Aramark	8,585	248,707
BBX Capital Corp.	2,271	13,013
Belmond Ltd., Class A*	2,721	68,107
Biglari Holdings, Inc., Class A (x)*	3	1,763
Bojangles’, Inc.*	585	9,407
Boyd Gaming Corp.	276	5,735
Brinker International, Inc. (x)	391	17,196
Caesars Entertainment Corp. (x)*	20,072	136,289
Carrols Restaurant Group, Inc.*	168	1,653
Century Casinos, Inc.*	886	6,548
Chuy’s Holdings, Inc.*	122	2,164
Del Frisco’s Restaurant Group, Inc.*	1,128	8,065
Del Taco Restaurants, Inc.*	1,070	10,689
Denny’s Corp.*	570	9,240
Dine Brands Global, Inc.	236	15,892
Drive Shack, Inc.*	104	408
Dunkin’ Brands Group, Inc.	7,607	487,761
El Pollo Loco Holdings, Inc.*	765	11,605
Empire Resorts, Inc. (x)*	45	456
Extended Stay America, Inc.	2,654	41,137
Fiesta Restaurant Group, Inc.*	163	2,528
Habit Restaurants, Inc. (The), Class A (x)*	690	7,245
Hyatt Hotels Corp., Class A	1,498	101,265
International Game Technology plc	3,261	47,708
International Speedway Corp., Class A	849	37,237
J Alexander’s Holdings, Inc.*	431	3,547
Jack in the Box, Inc.	788	61,172
Marriott Vacations Worldwide Corp.	234	16,499
Monarch Casino & Resort, Inc.*	83	3,166
OBH, Inc.*	38	4,316
Papa John’s International, Inc. (x)	426	16,959
Penn National Gaming, Inc.*	2,623	49,391
RCI Hospitality Holdings, Inc.	75	1,675
Red Lion Hotels Corp.*	623	5,109
Red Robin Gourmet Burgers, Inc.*	450	12,024
Red Rock Resorts, Inc., Class A	49,886	1,013,185
Speedway Motorsports, Inc.	412	6,703
Texas Roadhouse, Inc.	5,244	313,067
Town Sports International Holdings, Inc.*	444	2,842
Vail Resorts, Inc.	1,800	379,476
Wingstop, Inc.	75	4,814

		3,185,763

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	359	7,194
Beazer Homes USA, Inc.*	1,162	11,016
Century Communities, Inc.*	824	14,222
Ethan Allen Interiors, Inc.	887	15,602
Flexsteel Industries, Inc.	273	6,028
Green Brick Partners, Inc.*	866	6,270
Helen of Troy Ltd.*	853	111,897
Hooker Furniture Corp.	222	5,848
Hovnanian Enterprises, Inc., Class A*	3,136	2,145
KB Home	2,382	45,496
La-Z-Boy, Inc.	938	25,992
Leggett & Platt, Inc.	4,605	165,043
Lifetime Brands, Inc.	371	3,721
Lovesac Co. (The)*	89	2,042
M.D.C. Holdings, Inc.	1,583	44,498
M/I Homes, Inc.*	771	16,206
Meritage Homes Corp.*	1,277	46,892
New Home Co., Inc. (The)*	423	2,212
NVR, Inc.*	379	923,619
PulteGroup, Inc.	6,204	161,242
Sonos, Inc. (x)*	305	2,995
Taylor Morrison Home Corp., Class A*	3,467	55,125
Toll Brothers, Inc.	2,429	79,987
TRI Pointe Group, Inc.*	5,005	54,705
Tupperware Brands Corp.	1,755	55,405
Universal Electronics, Inc.*	478	12,084
William Lyon Homes, Class A*	937	10,017

		1,887,503

Internet & Direct Marketing Retail (0.1%)
1-800-Flowers.com, Inc., Class A*	653	7,986
Gaia, Inc. (x)*	133	1,378
Lands’ End, Inc. (x)*	337	4,789
Leaf Group Ltd.*	97	664
Liberty Expedia Holdings, Inc., Class A*	1,769	69,186
Liquidity Services, Inc.*	842	5,195

		89,198

See Notes to Financial Statements.

1584

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Leisure Products (0.2%)
Acushnet Holdings Corp.	1,220	$25,705
American Outdoor Brands Corp.*	1,862	23,945
Brunswick Corp.	2,753	127,877
Callaway Golf Co.	1,090	16,677
Clarus Corp.	795	8,045
Escalade, Inc.	341	3,905
Johnson Outdoors, Inc., Class A	64	3,759
Mattel, Inc. (x)*	9,426	94,166
Nautilus, Inc.*	135	1,472
Vista Outdoor, Inc.*	2,049	23,256

		328,807

Multiline Retail (0.3%)
Big Lots, Inc.	1,071	30,973
Dillard’s, Inc., Class A (x)	412	24,848
JC Penney Co., Inc. (x)*	10,381	10,796
Kohl’s Corp.	5,873	389,615

		456,232

Specialty Retail (2.4%)
Aaron’s, Inc.	13,549	569,736
Abercrombie & Fitch Co., Class A	2,349	47,098
Advance Auto Parts, Inc.	3,745	589,688
American Eagle Outfitters, Inc.	559	10,806
America’s Car-Mart, Inc.*	164	11,882
Ascena Retail Group, Inc.*	6,233	15,645
AutoNation, Inc.*	1,921	68,580
Barnes & Noble Education, Inc.*	1,289	5,169
Barnes & Noble, Inc.	2,071	14,683
Bed Bath & Beyond, Inc.	4,695	53,147
Big 5 Sporting Goods Corp. (x)	632	1,637
Buckle, Inc. (The) (x)	803	15,530
Burlington Stores, Inc.*	3,033	493,378
Caleres, Inc.	1,467	40,827
Cato Corp. (The), Class A	749	10,688
Chico’s FAS, Inc.	4,359	24,498
Citi Trends, Inc.	476	9,706
Conn’s, Inc. (x)*	352	6,639
Container Store Group, Inc. (The)*	494	2,356
Dick’s Sporting Goods, Inc.	2,650	82,680
DSW, Inc., Class A	2,397	59,206
Express, Inc.*	2,569	13,128
Foot Locker, Inc.	14,181	754,429
Francesca’s Holdings Corp. (x)*	1,202	1,167
GameStop Corp., Class A (x)	3,499	44,157
Genesco, Inc.*	689	30,523
GNC Holdings, Inc., Class A (x)*	2,644	6,266
Group 1 Automotive, Inc.	670	35,322
Guess?, Inc.	2,007	41,685
Haverty Furniture Cos., Inc.	626	11,756
Hibbett Sports, Inc. (x)*	688	9,838
J. Jill, Inc.*	568	3,027
Kirkland’s, Inc.*	413	3,936
Lithia Motors, Inc., Class A	319	24,349
Lumber Liquidators Holdings, Inc. (x)*	197	1,875
MarineMax, Inc.*	357	6,537
Michaels Cos., Inc. (The) (x)*	3,223	43,639
Murphy USA, Inc.*	856	65,604
Office Depot, Inc.	19,460	50,207
Party City Holdco, Inc.*	1,905	19,012
Penske Automotive Group, Inc.	1,237	49,876
Pier 1 Imports, Inc. (x)	3,070	939
Rent-A-Center, Inc. (x)*	1,540	24,933
RTW RetailWinds, Inc.*	436	1,234
Sally Beauty Holdings, Inc.*	3,088	52,650
Shoe Carnival, Inc. (x)	377	12,633
Signet Jewelers Ltd. (x)	1,819	57,790
Sonic Automotive, Inc., Class A	894	12,301
Tile Shop Holdings, Inc.	657	3,600
Tilly’s, Inc., Class A	438	4,757
Williams-Sonoma, Inc.	2,252	113,613
Zumiez, Inc.*	454	8,703

		3,643,065

Textiles, Apparel & Luxury Goods (1.6%)
Carter’s, Inc.	5,944	485,149
Columbia Sportswear Co.	931	78,288
Culp, Inc. (x)	373	7,050
Fossil Group, Inc.*	1,232	19,379
G-III Apparel Group Ltd.*	1,087	30,316
Hanesbrands, Inc.	34,284	429,579
Michael Kors Holdings Ltd.*	2,279	86,420
Movado Group, Inc.	523	16,537
Ralph Lauren Corp.	1,931	199,781
Rocky Brands, Inc.	234	6,084
Skechers U.S.A., Inc., Class A*	2,459	56,287
Steven Madden Ltd.	16,594	502,134
Unifi, Inc.*	577	13,179
Vera Bradley, Inc.*	821	7,036
Wolverine World Wide, Inc.	16,406	523,187

		2,460,406

Total Consumer Discretionary		14,923,953

Consumer Staples (4.8%)
Beverages (0.6%)
Cott Corp.	42,125	587,223
MGP Ingredients, Inc. (x)	63	3,594
Molson Coors Brewing Co., Class B	6,462	362,906

		953,723

Food & Staples Retailing (0.8%)
Andersons, Inc. (The)	949	28,366
BJ’s Wholesale Club Holdings, Inc. (x)*	1,028	22,780
Casey’s General Stores, Inc.	1,275	163,379
Ingles Markets, Inc., Class A	502	13,664
Natural Grocers by Vitamin Cottage, Inc.*	417	6,393
Rite Aid Corp. (x)*	36,671	25,974
Smart & Final Stores, Inc.*	932	4,418
SpartanNash Co.	1,226	21,063
Sprouts Farmers Market, Inc.*	26,070	612,906
United Natural Foods, Inc.*	1,758	18,617
US Foods Holding Corp.*	7,121	225,308
Village Super Market, Inc., Class A	311	8,316
Weis Markets, Inc.	330	15,767

		1,166,951

See Notes to Financial Statements.

1585

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Food Products (2.9%)
Alico, Inc.	102	$3,009
B&G Foods, Inc. (x)	25,482	736,685
Cal-Maine Foods, Inc.	5,018	212,261
Darling Ingredients, Inc.*	5,711	109,880
Dean Foods Co.	3,232	12,314
Farmer Brothers Co.*	306	7,139
Flowers Foods, Inc.	38,562	712,240
Fresh Del Monte Produce, Inc.	1,060	29,966
Hain Celestial Group, Inc. (The)*	3,343	53,020
Hostess Brands, Inc.*	3,428	37,502
Ingredion, Inc.	2,487	227,312
Lamb Weston Holdings, Inc.	5,148	378,687
Lancaster Colony Corp.	182	32,188
Landec Corp.*	941	11,141
Limoneira Co.	335	6,549
Pilgrim’s Pride Corp.*	1,852	28,724
Post Holdings, Inc.*	15,383	1,371,087
Sanderson Farms, Inc.	710	70,496
Seaboard Corp.	9	31,842
Seneca Foods Corp., Class A*	289	8,156
Simply Good Foods Co. (The)*	2,069	39,104
Tootsie Roll Industries, Inc. (x)	479	15,999
TreeHouse Foods, Inc.*	6,315	320,234

		4,455,535

Household Products (0.1%)
Central Garden & Pet Co. (x)*	95	3,273
Central Garden & Pet Co., Class A*	349	10,906
Energizer Holdings, Inc.	877	39,597
Oil-Dri Corp. of America	206	5,459
Spectrum Brands Holdings, Inc.	782	33,039

		92,274

Personal Products (0.3%)
Coty, Inc., Class A	28,523	187,111
Edgewell Personal Care Co.*	1,884	70,367
Herbalife Nutrition Ltd.*	3,125	184,219
Inter Parfums, Inc.	43	2,820
Nature’s Sunshine Products, Inc.*	343	2,795
Nu Skin Enterprises, Inc., Class A	1,337	81,998
Revlon, Inc., Class A (x)*	41	1,033

		530,343

Tobacco (0.1%)
Pyxus International, Inc. (x)*	286	3,392
Universal Corp.	870	47,110
Vector Group Ltd.	2,042	19,869

		70,371

Total Consumer Staples		7,269,197

Energy (4.5%)
Energy Equipment & Services (1.0%)
Apergy Corp.*	2,725	73,793
Archrock, Inc.	4,444	33,286
Basic Energy Services, Inc.*	641	2,461
Bristow Group, Inc. (x)*	1,233	2,996
C&J Energy Services, Inc.*	2,256	30,456
CARBO Ceramics, Inc. (x)*	881	3,066
Dawson Geophysical Co.*	726	2,454
Diamond Offshore Drilling, Inc. (x)*	2,232	21,070
Dril-Quip, Inc.*	1,307	39,249
Era Group, Inc.*	719	6,284
Exterran Corp.*	1,143	20,231
Forum Energy Technologies, Inc.*	2,733	11,287
Frank’s International NV*	2,584	13,489
FTS International, Inc.*	1,133	8,056
Helix Energy Solutions Group, Inc.*	4,788	25,903
Helmerich & Payne, Inc.	10,725	514,157
Independence Contract Drilling, Inc.*	833	2,599
Keane Group, Inc.*	91	744
KLX Energy Services Holdings, Inc.*	699	16,392
Matrix Service Co.*	944	16,935
McDermott International, Inc.*	6,260	40,940
Nabors Industries Ltd.	12,003	24,006
Natural Gas Services Group, Inc.*	478	7,858
NCS Multistage Holdings, Inc.*	341	1,736
Newpark Resources, Inc.*	3,042	20,899
Nine Energy Service, Inc.*	524	11,811
Noble Corp. plc*	8,502	22,275
Oceaneering International, Inc.*	3,460	41,866
Oil States International, Inc.*	2,083	29,745
Patterson-UTI Energy, Inc.	7,681	79,498
PHI, Inc. (Non-Voting) (x)*	513	949
Pioneer Energy Services Corp.*	2,195	2,700
Quintana Energy Services, Inc. (x)*	293	1,014
RigNet, Inc.*	454	5,739
Rowan Cos. plc, Class A*	4,455	37,377
RPC, Inc. (x)	1,273	12,565
SEACOR Holdings, Inc.*	602	22,274
SEACOR Marine Holdings, Inc.*	584	6,868
Select Energy Services, Inc., Class A (x)*	1,222	7,723
Smart Sand, Inc. (x)*	762	1,692
Superior Energy Services, Inc.*	5,394	18,070
TETRA Technologies, Inc.*	578	971
Tidewater, Inc.*	975	18,652
Transocean Ltd.*	18,147	125,940
Unit Corp.*	1,787	25,518
US Silica Holdings, Inc. (x)	1,061	10,801
Weatherford International plc (x)*	35,031	19,582

		1,443,977

Oil, Gas & Consumable Fuels (3.5%)
Abraxas Petroleum Corp.*	398	434
Adams Resources & Energy, Inc.	65	2,516
Alta Mesa Resources, Inc., Class A (x)*	3,358	3,358
Antero Resources Corp.*	3,950	37,090
Approach Resources, Inc. (x)*	1,620	1,413
Arch Coal, Inc., Class A	635	52,699
Ardmore Shipping Corp.*	1,098	5,128
Berry Petroleum Corp.	257	2,249
Bonanza Creek Energy, Inc.*	670	13,849
California Resources Corp.*	1,566	26,685

See Notes to Financial Statements.

1586

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Callon Petroleum Co.*	8,026	$52,089
Centennial Resource Development, Inc., Class A (x)*	33,873	373,280
Chesapeake Energy Corp. (x)*	31,591	66,341
Cimarex Energy Co.	22,006	1,356,670
Clean Energy Fuels Corp.*	4,459	7,669
Cloud Peak Energy, Inc.*	2,595	951
CNX Resources Corp.*	7,355	83,994
CONSOL Energy, Inc.*	568	18,011
CVR Energy, Inc.	36	1,241
Delek US Holdings, Inc.	234	7,607
Denbury Resources, Inc.*	8,739	14,944
DHT Holdings, Inc.	3,241	12,705
Dorian LPG Ltd.*	918	5,352
Earthstone Energy, Inc., Class A*	715	3,232
Eclipse Resources Corp.*	1,262	1,325
Energy Fuels, Inc. (x)*	3,062	8,727
EP Energy Corp., Class A (x)*	1,657	1,160
EQT Corp.	10,719	202,482
Equitrans Midstream Corp.*	8,575	171,671
Extraction Oil & Gas, Inc. (x)*	3,899	16,727
Frontline Ltd. (x)*	2,759	15,257
GasLog Ltd.	1,479	24,344
Golar LNG Ltd.	3,306	71,939
Goodrich Petroleum Corp.*	121	1,633
Green Plains, Inc.	1,406	18,433
Gulfport Energy Corp.*	6,102	39,968
Halcon Resources Corp. (x)*	4,895	8,321
Hallador Energy Co.	580	2,941
HighPoint Resources Corp.*	3,923	9,768
HollyFrontier Corp.	5,686	290,668
International Seaways, Inc.*	758	12,765
Isramco, Inc.*	18	2,133
Kosmos Energy Ltd.*	6,716	26,125
Laredo Petroleum, Inc.*	3,905	14,136
Matador Resources Co.*	285	4,426
Midstates Petroleum Co., Inc.*	388	2,914
Murphy Oil Corp.	5,750	134,492
NACCO Industries, Inc., Class A	154	5,221
Newfield Exploration Co.*	4,445	65,164
Nordic American Tankers Ltd. (x)	5,064	10,128
Northern Oil and Gas, Inc. (x)*	4,923	11,126
Oasis Petroleum, Inc.*	9,423	52,109
Overseas Shipholding Group, Inc., Class A*	1,743	2,893
Panhandle Oil and Gas, Inc., Class A	259	4,015
Par Pacific Holdings, Inc.*	1,013	14,364
Parsley Energy, Inc., Class A*	17,884	285,786
PBF Energy, Inc., Class A	4,188	136,822
PDC Energy, Inc.*	2,312	68,805
Peabody Energy Corp.	2,733	83,302
QEP Resources, Inc.*	8,291	46,678
Range Resources Corp.	7,400	70,818
Renewable Energy Group, Inc.*	1,190	30,583
Resolute Energy Corp.*	720	20,866
REX American Resources Corp.*	201	13,690
Ring Energy, Inc.*	104	528
SandRidge Energy, Inc.*	1,021	7,770
Scorpio Tankers, Inc.	15,955	28,081
SemGroup Corp., Class A	2,752	37,923
Ship Finance International Ltd.	2,882	30,347
SilverBow Resources, Inc.*	260	6,146
SM Energy Co.	3,896	60,310
Southwestern Energy Co.*	20,577	70,168
Talos Energy, Inc.*	742	12,109
Targa Resources Corp.	7,819	281,640
Teekay Corp.	2,415	8,066
Teekay Tankers Ltd., Class A	7,263	6,740
Ultra Petroleum Corp.*	4,904	3,728
W&T Offshore, Inc. (x)*	3,289	13,551
Whiting Petroleum Corp.*	3,149	71,451
WildHorse Resource Development Corp.*	84	1,185
World Fuel Services Corp.	2,309	49,436
WPX Energy, Inc.*	49,046	556,672

		5,400,083

Total Energy		6,844,060

Financials (21.6%)
Banks (10.4%)
1st Constitution Bancorp	226	4,504
1st Source Corp.	534	21,542
Access National Corp.	507	10,814
ACNB Corp.	251	9,852
Allegiance Bancshares, Inc.*	312	10,099
Amalgamated Bank, Class A	251	4,894
American National Bankshares, Inc.	314	9,203
Ames National Corp.	329	8,363
Arrow Financial Corp.	439	14,057
Associated Banc-Corp.	5,950	117,750
Atlantic Capital Bancshares, Inc.*	264	4,322
Auburn National Bancorporation, Inc.	77	2,438
Banc of California, Inc.	1,512	20,125
BancFirst Corp.	480	23,952
Bancorp, Inc. (The)*	1,827	14,543
BancorpSouth Bank	3,300	86,262
Bank of Commerce Holdings	618	6,773
Bank of Hawaii Corp.	1,461	98,355
Bank of Marin Bancorp	478	19,713
Bank of Princeton (The)	187	5,217
Bank OZK	31,225	712,867
BankUnited, Inc.	42,457	1,271,163
Bankwell Financial Group, Inc.	166	4,766
Banner Corp.	1,115	59,630
Bar Harbor Bankshares	545	12,224
Baycom Corp.*	371	8,566
BCB Bancorp, Inc.	389	4,073
Berkshire Hills Bancorp, Inc.	1,411	38,055
Blue Hills Bancorp, Inc.	433	9,240
BOK Financial Corp.	7,260	532,376
Boston Private Financial Holdings, Inc.	2,849	30,114
Bridge Bancorp, Inc.	568	14,478
Brookline Bancorp, Inc.	2,782	38,447
Bryn Mawr Bank Corp.	699	24,046
Business First Bancshares, Inc. (x)	382	9,256
Byline Bancorp, Inc.*	553	9,213
C&F Financial Corp.	138	7,343
Cadence Bancorp	27,624	463,531

See Notes to Financial Statements.

1587

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cambridge Bancorp (x)	89	$7,409
Camden National Corp.	541	19,460
Capital City Bank Group, Inc.	441	10,236
Capstar Financial Holdings, Inc.	248	3,653
Carolina Financial Corp.	235	6,954
Cathay General Bancorp	2,706	90,732
CB Financial Services, Inc. (x)	145	3,593
CBTX, Inc. (x)	638	18,757
CenterState Bank Corp.	3,174	66,781
Central Pacific Financial Corp.	787	19,163
Central Valley Community Bancorp	380	7,171
Century Bancorp, Inc., Class A	111	7,518
Chemical Financial Corp.	2,500	91,525
Chemung Financial Corp.	127	5,246
CIT Group, Inc.	3,722	142,441
Citizens & Northern Corp.	394	10,413
Citizens Financial Group, Inc.	9,514	282,851
City Holding Co.	465	31,429
Civista Bancshares, Inc.	403	7,020
CNB Financial Corp.	517	11,865
Coastal Financial Corp.*	185	2,818
Codorus Valley Bancorp, Inc.	365	7,756
Columbia Banking System, Inc.	2,555	92,721
Commerce Bancshares, Inc.	3,499	197,239
Community Bank System, Inc.	1,755	102,316
Community Bankers Trust Corp.*	863	6,231
Community Financial Corp. (The)	160	4,678
Community Trust Bancorp, Inc.	532	21,073
ConnectOne Bancorp, Inc.	781	14,425
County Bancorp, Inc.	184	3,196
Cullen/Frost Bankers, Inc.	10,866	955,556
Customers Bancorp, Inc.*	682	12,412
CVB Financial Corp.	3,905	78,998
Eagle Bancorp, Inc.*	222	10,814
East West Bancorp, Inc.	9,903	431,078
Enterprise Bancorp, Inc.	290	9,326
Enterprise Financial Services Corp.	508	19,116
Equity Bancshares, Inc., Class A*	316	11,139
Esquire Financial Holdings, Inc.*	119	2,582
Evans Bancorp, Inc.	191	6,209
Farmers & Merchants Bancorp, Inc.	30	1,155
Farmers National Banc Corp.	936	11,925
FB Financial Corp.	299	10,471
FCB Financial Holdings, Inc., Class A*	188	6,313
Fidelity D&D Bancorp, Inc. (x)	88	5,648
Fidelity Southern Corp.	798	20,764
Financial Institutions, Inc.	528	13,570
First Bancorp (Nasdaq Stock Exchange)	1,022	33,379
First Bancorp (Quotrix Stock Exchange)	7,457	64,130
First Bancorp, Inc.	365	9,599
First Bancshares, Inc. (The)	428	12,947
First Bank	523	6,339
First Busey Corp.	1,524	37,399
First Business Financial Services, Inc.	294	5,736
First Choice Bancorp (x)	313	7,074
First Citizens BancShares, Inc., Class A	279	105,197
First Commonwealth Financial Corp.	3,488	42,135
First Community Bankshares, Inc.	607	19,108
First Community Corp.	232	4,508
First Financial Bancorp	3,337	79,154
First Financial Corp.	404	16,221
First Financial Northwest, Inc.	322	4,981
First Foundation, Inc.*	895	11,510
First Guaranty Bancshares, Inc. (x)	164	3,806
First Hawaiian, Inc.	3,758	84,593
First Horizon National Corp.	24,607	323,828
First Internet Bancorp	299	6,112
First Interstate BancSystem, Inc., Class A	1,126	41,167
First Merchants Corp.	1,708	58,533
First Mid-Illinois Bancshares, Inc.	442	14,109
First Midwest Bancorp, Inc.	3,580	70,920
First Northwest Bancorp	347	5,146
First of Long Island Corp. (The)	863	17,217
First Republic Bank	7,552	656,269
First Savings Financial Group, Inc. (x)	58	3,013
First United Corp.	227	3,614
Flushing Financial Corp.	959	20,647
FNB Corp.	11,360	111,782
Franklin Financial Network, Inc.*	448	11,814
Fulton Financial Corp.	6,009	93,019
German American Bancorp, Inc.	547	15,190
Glacier Bancorp, Inc.	2,498	98,971
Great Southern Bancorp, Inc.	359	16,525
Great Western Bancorp, Inc.	2,070	64,687
Green Bancorp, Inc.	752	12,889
Guaranty Bancorp	159	3,299
Guaranty Bancshares, Inc. (x)	252	7,515
Hancock Whitney Corp.	2,978	103,188
Hanmi Financial Corp.	971	19,129
HarborOne Bancorp, Inc.*	285	4,529
Heartland Financial USA, Inc.	1,007	44,258
Heritage Commerce Corp.	126	1,429
Heritage Financial Corp.	1,273	37,834
Hilltop Holdings, Inc.	2,531	45,128
Home BancShares, Inc.	4,313	70,474
HomeTrust Bancshares, Inc.	413	10,812
Hope Bancorp, Inc.	4,351	51,603
Horizon Bancorp, Inc.	1,254	19,788
Howard Bancorp, Inc.*	401	5,734
IBERIABANK Corp.	1,942	124,832
Independent Bank Corp./MA	852	59,904
Independent Bank Corp./MI	534	11,225
Independent Bank Group, Inc.	542	24,807
International Bancshares Corp.	1,935	66,564
Investar Holding Corp.	231	5,729
Investors Bancorp, Inc.	8,640	89,856
Lakeland Bancorp, Inc.	1,615	23,918
Lakeland Financial Corp.	214	8,594
LCNB Corp.	343	5,196

See Notes to Financial Statements.

1588

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
LegacyTexas Financial Group, Inc.	1,003	$32,186
Level One Bancorp, Inc. (x)	64	1,436
Live Oak Bancshares, Inc.	414	6,131
Macatawa Bank Corp.	961	9,245
MB Financial, Inc.	2,666	105,654
MBT Financial Corp.	667	6,203
Mercantile Bank Corp.	592	16,730
Metropolitan Bank Holding Corp.*	221	6,818
Mid Penn Bancorp, Inc.	149	3,430
Middlefield Banc Corp.	108	4,582
Midland States Bancorp, Inc.	353	7,886
MidSouth Bancorp, Inc.	479	5,077
MidWestOne Financial Group, Inc.	410	10,180
MutualFirst Financial, Inc.	224	5,952
MVB Financial Corp.	261	4,708
National Bank Holdings Corp., Class A	671	20,714
National Bankshares, Inc. (x)	234	8,525
National Commerce Corp.*	350	12,600
NBT Bancorp, Inc.	1,476	51,055
Nicolet Bankshares, Inc.*	274	13,371
Northeast Bancorp	267	4,467
Northrim BanCorp, Inc.	236	7,757
Norwood Financial Corp.	235	7,755
Oak Valley Bancorp (x)	215	3,935
OFG Bancorp	1,565	25,760
Ohio Valley Banc Corp. (x)	161	5,698
Old Line Bancshares, Inc.	455	11,976
Old National Bancorp	5,217	80,342
Old Second Bancorp, Inc.	1,077	14,001
Opus Bank	668	13,086
Origin Bancorp, Inc.	406	13,836
Orrstown Financial Services, Inc.	277	5,044
Pacific City Financial Corp.	303	4,742
Pacific Mercantile Bancorp*	650	4,647
Pacific Premier Bancorp, Inc.*	1,051	26,822
PacWest Bancorp	4,327	144,003
Park National Corp.	483	41,031
Parke Bancorp, Inc.	249	4,660
Peapack Gladstone Financial Corp.	648	16,317
Penns Woods Bancorp, Inc.	181	7,283
Peoples Bancorp of North Carolina, Inc.	185	4,525
Peoples Bancorp, Inc.	583	17,548
Peoples Financial Services Corp.	272	11,984
People’s United Financial, Inc.	13,059	188,441
Pinnacle Financial Partners, Inc.	1,492	68,781
Popular, Inc.	11,823	558,282
Premier Financial Bancorp, Inc.	497	7,410
Prosperity Bancshares, Inc. (x)	2,338	145,657
QCR Holdings, Inc.	472	15,146
RBB Bancorp	466	8,188
Reliant Bancorp, Inc. (x)	280	6,451
Renasant Corp.	1,703	51,397
Republic Bancorp, Inc., Class A	353	13,668
Republic First Bancorp, Inc.*	1,364	8,143
S&T Bancorp, Inc.	1,203	45,522
Sandy Spring Bancorp, Inc.	1,208	37,859
SB One Bancorp	223	4,558
Seacoast Banking Corp. of Florida*	1,316	34,242
Select Bancorp, Inc.*	330	4,085
Shore Bancshares, Inc.	435	6,325
Sierra Bancorp	477	11,462
Signature Bank	709	72,892
Simmons First National Corp., Class A	3,163	76,323
SmartFinancial, Inc.*	397	7,253
South State Corp.	1,281	76,796
Southern First Bancshares, Inc.*	187	5,997
Southern National Bancorp of Virginia, Inc.	788	10,417
Southside Bancshares, Inc.	1,138	36,132
Spirit of Texas Bancshares, Inc. (x)*	88	2,005
State Bank Financial Corp.	842	18,179
Sterling Bancorp	26,425	436,277
Stock Yards Bancorp, Inc.	585	19,188
Summit Financial Group, Inc.	402	7,763
SVB Financial Group*	2,955	561,214
Synovus Financial Corp.	3,763	120,378
TCF Financial Corp.	5,794	112,925
Texas Capital Bancshares, Inc.*	631	32,238
Tompkins Financial Corp.	473	35,480
Towne Bank	2,324	55,660
TriCo Bancshares	842	28,451
TriState Capital Holdings, Inc.*	594	11,559
Trustmark Corp.	2,355	66,953
UMB Financial Corp.	1,587	96,759
Umpqua Holdings Corp.	7,707	122,541
Union Bankshares Corp.	2,269	64,054
United Bankshares, Inc.	3,495	108,729
United Community Banks, Inc.	2,465	52,899
United Security Bancshares	511	4,895
Unity Bancorp, Inc.	306	6,353
Univest Corp. of Pennsylvania	998	21,527
Valley National Bancorp	11,332	100,628
Veritex Holdings, Inc.*	543	11,609
Washington Trust Bancorp, Inc.	368	17,491
Webster Financial Corp.	9,909	488,415
WesBanco, Inc.	1,838	67,436
West Bancorporation, Inc.	436	8,323
Westamerica Bancorp (x)	883	49,165
Western Alliance Bancorp*	17,032	672,594
Wintrust Financial Corp.	1,957	130,121
Zions Bancorp NA	12,924	526,524

		16,053,987

Capital Markets (0.8%)
Arlington Asset Investment Corp., Class A (x)	911	6,596
Associated Capital Group, Inc., Class A (x)	69	2,431
B. Riley Financial, Inc.	742	10,536
BGC Partners, Inc., Class A	9,510	49,167
Blucora, Inc.*	452	12,041
BrightSphere Investment Group plc	359	3,834

See Notes to Financial Statements.

1589

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cowen, Inc.*	511	$6,817
Donnelley Financial Solutions, Inc.*	601	8,432
Federated Investors, Inc., Class B	910	24,160
Focus Financial Partners, Inc., Class A*	256	6,740
GAIN Capital Holdings, Inc. (x)	1,148	7,072
GAMCO Investors, Inc., Class A	221	3,733
Greenhill & Co., Inc. (x)	78	1,903
INTL. FCStone, Inc.*	512	18,729
Investment Technology Group, Inc.	1,035	31,298
Ladenburg Thalmann Financial Services, Inc.	278	648
Lazard Ltd., Class A	350	12,919
Legg Mason, Inc.	2,920	74,489
Moelis & Co., Class A	7,008	240,935
Oppenheimer Holdings, Inc., Class A	356	9,096
Piper Jaffray Cos.	486	31,998
PJT Partners, Inc., Class A	42	1,628
Raymond James Financial, Inc.	6,096	453,603
Stifel Financial Corp.	2,428	100,568
Virtus Investment Partners, Inc.	215	17,077
Waddell & Reed Financial, Inc., Class A (x)	2,720	49,178

		1,185,628

Consumer Finance (0.3%)
Credit Acceptance Corp.*	39	14,889
Encore Capital Group, Inc. (x)*	881	20,703
EZCORP, Inc., Class A*	1,738	13,435
LendingClub Corp.*	10,994	28,914
Navient Corp.	9,198	81,034
Nelnet, Inc., Class A	634	33,184
OneMain Holdings, Inc.*	2,498	60,676
PRA Group, Inc.*	1,552	37,822
Regional Management Corp.*	153	3,680
Santander Consumer USA Holdings, Inc.	3,521	61,934
SLM Corp.*	15,293	127,085
World Acceptance Corp.*	225	23,009

		506,365

Diversified Financial Services (0.2%)
Banco Latinoamericano de Comercio Exterior SA, Class E	1,070	18,511
Cannae Holdings, Inc.*	2,418	41,396
FGL Holdings*	4,895	32,601
Marlin Business Services Corp.	243	5,426
On Deck Capital, Inc.*	226	1,334
Voya Financial, Inc.	5,087	204,192

		303,460

Insurance (7.5%)
Alleghany Corp.	450	280,494
Ambac Financial Group, Inc.*	1,447	24,946
American Equity Investment Life Holding Co.	3,077	85,971
American Financial Group, Inc.	2,525	228,588
American National Insurance Co.	263	33,464
AMERISAFE, Inc.	620	35,148
Argo Group International Holdings Ltd.	4,212	283,257
Aspen Insurance Holdings Ltd.	2,069	86,877
Assurant, Inc.	1,849	165,375
Assured Guaranty Ltd.	3,750	143,550
Axis Capital Holdings Ltd.	2,582	133,334
Brighthouse Financial, Inc.*	21,391	651,998
Brown & Brown, Inc.	21,766	599,871
Citizens, Inc. (x)*	1,861	13,995
CNO Financial Group, Inc.	5,780	86,006
Crawford & Co., Class B	404	3,636
Donegal Group, Inc., Class A	278	3,793
eHealth, Inc.*	650	24,973
EMC Insurance Group, Inc.	361	11,498
Employers Holdings, Inc.	1,089	45,705
Enstar Group Ltd.*	2,074	347,540
Erie Indemnity Co., Class A	205	27,329
Everest Re Group Ltd.	3,703	806,365
FBL Financial Group, Inc., Class A	354	23,240
FedNat Holding Co.	184	3,665
Fidelity National Financial, Inc.	7,282	228,946
First American Financial Corp.	3,707	165,480
Genworth Financial, Inc., Class A*	17,578	81,913
Global Indemnity Ltd.	230	8,333
Goosehead Insurance, Inc., Class A (x)*	328	8,623
Greenlight Capital Re Ltd., Class A (x)*	1,074	9,258
Hallmark Financial Services, Inc.*	470	5,024
Hanover Insurance Group, Inc. (The)	5,353	625,070
HCI Group, Inc. (x)	249	12,652
Heritage Insurance Holdings, Inc.	719	10,584
Horace Mann Educators Corp.	1,433	53,666
Independence Holding Co.	174	6,125
Investors Title Co.	38	6,714
James River Group Holdings Ltd.	469	17,137
Kemper Corp.	754	50,051
Kingstone Cos., Inc.	260	4,599
Maiden Holdings Ltd.	2,199	3,628
MBIA, Inc.*	2,774	24,744
Mercury General Corp.	975	50,417
National General Holdings Corp.	855	20,700
National Western Life Group, Inc., Class A	80	24,056
Navigators Group, Inc. (The)	9,615	668,146
NI Holdings, Inc.*	431	6,780
Old Republic International Corp.	9,986	205,412
ProAssurance Corp.	7,705	312,515
Protective Insurance Corp., Class B	335	5,578
Reinsurance Group of America, Inc.	6,911	969,130
RenaissanceRe Holdings Ltd.	8,987	1,201,562
RLI Corp.	222	15,316
Safety Insurance Group, Inc.	508	41,559
Selective Insurance Group, Inc.	1,966	119,808
State Auto Financial Corp.	577	19,641
Stewart Information Services Corp.	745	30,843

See Notes to Financial Statements.

1590

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Third Point Reinsurance Ltd.*	2,793	$26,925
Tiptree, Inc.	1,053	5,886
Torchmark Corp.	3,719	277,177
United Fire Group, Inc.	657	36,431
United Insurance Holdings Corp.	137	2,277
White Mountains Insurance Group Ltd.	108	92,631
Willis Towers Watson plc	10,552	1,602,426
WR Berkley Corp.	3,366	248,781

		11,457,162

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AG Mortgage Investment Trust, Inc. (REIT)	1,090	17,364
AGNC Investment Corp. (REIT)	18,182	318,912
Anworth Mortgage Asset Corp. (REIT)	3,645	14,726
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,272	71,172
Arbor Realty Trust, Inc. (REIT)	2,006	20,200
Ares Commercial Real Estate Corp. (REIT)	895	11,671
ARMOUR Residential REIT, Inc. (REIT)	1,391	28,516
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	3,931	125,242
Capstead Mortgage Corp. (REIT)	3,093	20,630
Cherry Hill Mortgage Investment Corp. (REIT)	551	9,665
Chimera Investment Corp. (REIT)	6,548	116,685
Colony Credit Real Estate, Inc. (REIT)	2,933	46,312
Dynex Capital, Inc. (REIT)	1,836	10,502
Exantas Capital Corp. (REIT)	1,135	11,373
Granite Point Mortgage Trust, Inc. (REIT)	1,207	21,762
Great Ajax Corp. (REIT)	624	7,519
Invesco Mortgage Capital, Inc. (REIT)	3,859	55,878
KKR Real Estate Finance Trust, Inc. (REIT)	583	11,164
Ladder Capital Corp. (REIT)	3,039	47,013
MFA Financial, Inc. (REIT)	15,604	104,235
New Residential Investment Corp. (REIT)	12,758	181,291
New York Mortgage Trust, Inc. (REIT)	4,823	28,407
Orchid Island Capital, Inc. (REIT) (x)	1,715	10,959
PennyMac Mortgage Investment Trust (REIT)‡	2,116	39,400
Ready Capital Corp. (REIT)	619	8,561
Redwood Trust, Inc. (REIT)	2,885	43,477
Starwood Property Trust, Inc. (REIT)	9,428	185,826
TPG RE Finance Trust, Inc. (REIT)	1,223	22,356
Two Harbors Investment Corp. (REIT)	8,644	110,989
Western Asset Mortgage Capital Corp. (REIT)	1,418	11,826

		1,713,633

Thrifts & Mortgage Finance (1.3%)
BankFinancial Corp.	496	7,415
Beneficial Bancorp, Inc.	2,342	33,467
Bridgewater Bancshares, Inc.*	810	8,545
BSB Bancorp, Inc.*	216	6,061
Capitol Federal Financial, Inc.	4,417	56,405
Columbia Financial, Inc.*	1,706	26,085
Dime Community Bancshares, Inc.	1,173	19,918
Entegra Financial Corp.*	218	4,523
ESSA Bancorp, Inc.	305	4,761
Essent Group Ltd.*	1,641	56,089
Federal Agricultural Mortgage Corp., Class C	209	12,632
First Defiance Financial Corp.	732	17,941
Flagstar Bancorp, Inc.*	1,036	27,350
FS Bancorp, Inc.	62	2,659
Hingham Institution for Savings	28	5,537
Home Bancorp, Inc.	298	10,549
HomeStreet, Inc.*	848	18,003
Impac Mortgage Holdings, Inc. (x)*	406	1,535
Kearny Financial Corp.	2,259	28,960
Luther Burbank Corp.	583	5,259
Malvern Bancorp, Inc.*	200	3,946
Merchants Bancorp	387	7,725
Meridian Bancorp, Inc.	1,465	20,979
MGIC Investment Corp.*	12,641	132,225
Mr Cooper Group, Inc.*	53,015	618,685
New York Community Bancorp, Inc.	16,762	157,730
NMI Holdings, Inc., Class A*	362	6,462
Northfield Bancorp, Inc.	1,564	21,192
Northwest Bancshares, Inc.	3,249	55,038
OceanFirst Financial Corp.	1,635	36,804
Oconee Federal Financial Corp.	68	1,693
Ocwen Financial Corp.*	3,896	5,221
OP Bancorp (x)*	384	3,406
Oritani Financial Corp.	1,426	21,033
PCSB Financial Corp.	519	10,152
PDL Community Bancorp (x)*	263	3,352
PennyMac Financial Services, Inc.‡	302	6,420
Provident Bancorp, Inc.*	168	3,642
Provident Financial Services, Inc.	2,165	52,241
Prudential Bancorp, Inc.	329	5,790
Radian Group, Inc.	7,549	123,502
Riverview Bancorp, Inc.	767	5,584
SI Financial Group, Inc.	433	5,512
Southern Missouri Bancorp, Inc.	254	8,611
Sterling Bancorp, Inc.	290	2,016
Territorial Bancorp, Inc.	294	7,638
TFS Financial Corp.	1,724	27,808
Timberland Bancorp, Inc.	257	5,731
TrustCo Bank Corp.	3,129	21,465
United Community Financial Corp.	1,767	15,638
United Financial Bancorp, Inc.	1,769	26,004
Walker & Dunlop, Inc.	838	36,244
Washington Federal, Inc.	2,918	77,940
Waterstone Financial, Inc.	886	14,849

See Notes to Financial Statements.

1591

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Western New England Bancorp, Inc.	1,047	$10,512
WSFS Financial Corp.	795	30,138

		1,946,622

Total Financials		33,166,857

Health Care (7.2%)
Biotechnology (0.4%)
Abeona Therapeutics, Inc. (x)*	98	700
Acceleron Pharma, Inc.*	230	10,017
Achillion Pharmaceuticals, Inc.*	5,057	8,041
Acorda Therapeutics, Inc.*	1,321	20,581
Adamas Pharmaceuticals, Inc. (x)*	424	3,621
Adverum Biotechnologies, Inc.*	1,733	5,459
AgeX Therapeutics, Inc. (x)*	240	716
Agios Pharmaceuticals, Inc.*	131	6,040
Akebia Therapeutics, Inc.*	249	1,377
Albireo Pharma, Inc.*	242	5,936
Alder Biopharmaceuticals, Inc.*	385	3,946
Allakos, Inc. (x)*	49	2,561
Alnylam Pharmaceuticals, Inc.*	360	26,248
AMAG Pharmaceuticals, Inc.*	1,231	18,699
Aptinyx, Inc.*	79	1,307
Arbutus Biopharma Corp.*	874	3,347
Arcus Biosciences, Inc. (x)*	161	1,734
Ardelyx, Inc.*	1,245	2,229
Arena Pharmaceuticals, Inc.*	341	13,282
ArQule, Inc.*	464	1,285
Audentes Therapeutics, Inc.*	77	1,642
AVEO Pharmaceuticals, Inc. (x)*	1,426	2,282
Avrobio, Inc.*	59	982
Bellicum Pharmaceuticals, Inc.*	320	934
BioCryst Pharmaceuticals, Inc. (x)*	613	4,947
BioTime, Inc. (x)*	2,396	2,188
Bluebird Bio, Inc. (x)*	595	59,024
Calithera Biosciences, Inc.*	1,065	4,271
Cara Therapeutics, Inc. (x)*	152	1,976
CareDx, Inc.*	67	1,684
Catalyst Biosciences, Inc.*	406	3,203
Cellular Biomedicine Group, Inc. (x)*	122	2,155
Chimerix, Inc.*	1,416	3,639
Concert Pharmaceuticals, Inc.*	738	9,262
Corvus Pharmaceuticals, Inc.*	47	172
Crinetics Pharmaceuticals, Inc. (x)*	66	1,979
Cytokinetics, Inc.*	235	1,485
Dynavax Technologies Corp. (x)*	236	2,159
Epizyme, Inc.*	417	2,569
Five Prime Therapeutics, Inc.*	1,148	10,676
Immune Design Corp.*	1,234	1,604
Immunomedics, Inc. (x)*	426	6,079
Karyopharm Therapeutics, Inc.*	161	1,509
Minerva Neurosciences, Inc.*	254	1,712
Molecular Templates, Inc. (x)*	391	1,580
Myriad Genetics, Inc.*	270	7,849
NantKwest, Inc. (x)*	1,240	1,438
NewLink Genetics Corp. (x)*	944	1,435
Novavax, Inc. (x)*	8,395	15,447
Nymox Pharmaceutical Corp.*	664	870
OPKO Health, Inc. (x)*	11,120	33,471
PDL BioPharma, Inc.*	5,654	16,397
Portola Pharmaceuticals, Inc. (x)*	163	3,182
Proteostasis Therapeutics, Inc.*	247	800
Prothena Corp. plc*	1,395	14,369
Ra Pharmaceuticals, Inc.*	470	8,554
Rigel Pharmaceuticals, Inc.*	574	1,320
Rubius Therapeutics, Inc. (x)*	96	1,544
Spectrum Pharmaceuticals, Inc.*	276	2,415
Spero Therapeutics, Inc. (x)*	282	1,734
Syndax Pharmaceuticals, Inc.*	347	1,544
Synlogic, Inc. (x)*	528	3,701
United Therapeutics Corp.*	1,511	164,548
XOMA Corp. (x)*	151	1,910

		549,367

Health Care Equipment & Supplies (3.6%)
AngioDynamics, Inc.*	1,239	24,941
Anika Therapeutics, Inc.*	500	16,805
Avanos Medical, Inc.*	1,639	73,411
Boston Scientific Corp.*	28,731	1,015,353
Cerus Corp.*	663	3,361
CONMED Corp.	553	35,503
Cooper Cos., Inc. (The)	4,248	1,081,116
CryoLife, Inc.*	396	11,238
FONAR Corp.*	174	3,522
Hill-Rom Holdings, Inc.	8,747	774,547
Integer Holdings Corp.*	287	21,887
Integra LifeSciences Holdings Corp.*	5,181	233,663
Invacare Corp.	1,196	5,143
Lantheus Holdings, Inc.*	57	892
LivaNova plc*	4,879	446,282
Meridian Bioscience, Inc.	150	2,604
OraSure Technologies, Inc.*	78	911
Orthofix Medical, Inc.*	146	7,664
Rockwell Medical, Inc. (x)*	256	579
RTI Surgical, Inc.*	1,553	5,746
SeaSpine Holdings Corp.*	389	7,095
STERIS plc	6,968	744,531
Teleflex, Inc.	2,784	719,608
Utah Medical Products, Inc.	10	831
West Pharmaceutical Services, Inc.	1,978	193,903

		5,431,136

Health Care Providers & Services (0.7%)
AAC Holdings, Inc. (x)*	112	157
Acadia Healthcare Co., Inc.*	3,041	78,184
BioScrip, Inc.*	4,096	14,623
Brookdale Senior Living, Inc.*	6,522	43,697
Civitas Solutions, Inc.*	159	2,784
Community Health Systems, Inc. (x)*	3,403	9,596
Cross Country Healthcare, Inc.*	1,216	8,913
Diplomat Pharmacy, Inc. (x)*	399	5,371
Encompass Health Corp.	9,081	560,298
Magellan Health, Inc.*	856	48,698
MEDNAX, Inc.*	3,216	106,128
Molina Healthcare, Inc.*	333	38,701
National HealthCare Corp.	424	33,263

See Notes to Financial Statements.

1592

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
National Research Corp.	25	$953
Owens & Minor, Inc.	2,198	13,913
Patterson Cos., Inc.	2,874	56,503
PetIQ, Inc. (x)*	74	1,737
Premier, Inc., Class A*	1,234	46,090
R1 RCM, Inc.*	363	2,886
Surgery Partners, Inc.*	582	5,698
Triple-S Management Corp., Class B*	777	13,512
WellCare Health Plans, Inc.*	120	28,331

		1,120,036

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	5,363	51,699
Computer Programs & Systems, Inc.	227	5,698
Evolent Health, Inc., Class A*	1,803	35,970
HMS Holdings Corp.*	351	9,874
Medidata Solutions, Inc.*	3,556	239,746
NantHealth, Inc. (x)*	660	359
NextGen Healthcare Information Systems LLC*	710	10,756

		354,102

Life Sciences Tools & Services (1.8%)
Bio-Rad Laboratories, Inc., Class A*	744	172,772
Bruker Corp.	2,103	62,606
Cambrex Corp.*	642	24,242
Charles River Laboratories International, Inc.*	7,207	815,688
Harvard Bioscience, Inc.*	1,134	3,606
ICON plc*	3,185	411,534
Luminex Corp.	833	19,250
NanoString Technologies, Inc.*	72	1,068
PerkinElmer, Inc.	11,373	893,349
QIAGEN NV*	7,802	268,779
Syneos Health, Inc.*	1,985	78,110

		2,751,004

Pharmaceuticals (0.5%)
Aclaris Therapeutics, Inc.*	176	1,301
Akorn, Inc.*	2,824	9,573
Amphastar Pharmaceuticals, Inc.*	736	14,646
Aratana Therapeutics, Inc.*	805	4,935
Assertio Therapeutics, Inc.*	523	1,888
Catalent, Inc.*	17,063	532,024
Cymabay Therapeutics, Inc.*	475	3,738
Endo International plc*	7,335	53,546
Intra-Cellular Therapies, Inc.*	785	8,941
Jazz Pharmaceuticals plc*	163	20,206
Lannett Co., Inc.*	1,098	5,446
Mallinckrodt plc*	2,863	45,235
Medicines Co. (The) (x)*	201	3,847
Melinta Therapeutics, Inc.*	1,237	981
Menlo Therapeutics, Inc. (x)*	345	1,421
Phibro Animal Health Corp., Class A	67	2,155
Prestige Consumer Healthcare, Inc.*	1,822	56,263
resTORbio, Inc. (x)*	250	2,155
scPharmaceuticals, Inc. (x)*	376	1,414
Tetraphase Pharmaceuticals, Inc.*	1,986	2,244
Tricida, Inc.*	71	1,674
Zogenix, Inc. (x)*	369	13,454

		787,087

Total Health Care		10,992,732

Industrials (13.3%)
Aerospace & Defense (1.0%)
AAR Corp.	1,132	42,269
Cubic Corp.	230	12,360
Curtiss-Wright Corp.	1,424	145,419
Ducommun, Inc.*	364	13,221
Engility Holdings, Inc.*	665	18,926
Esterline Technologies Corp.*	921	111,855
Hexcel Corp.	2,419	138,705
Huntington Ingalls Industries, Inc.	221	42,059
KeyW Holding Corp. (The) (x)*	1,858	12,430
Kratos Defense & Security Solutions, Inc.*	1,934	27,250
Maxar Technologies Ltd.	1,971	23,573
Mercury Systems, Inc.*	799	37,785
Moog, Inc., Class A	1,013	78,487
National Presto Industries, Inc.	167	19,526
Sparton Corp.*	143	2,601
Teledyne Technologies, Inc.*	3,986	825,381
Triumph Group, Inc.	1,640	18,860
Vectrus, Inc.*	408	8,805
Wesco Aircraft Holdings, Inc.*	1,368	10,807

		1,590,319

Air Freight & Logistics (0.6%)
Atlas Air Worldwide Holdings, Inc.*	831	35,060
Echo Global Logistics, Inc.*	51	1,037
Hub Group, Inc., Class A*	24,673	914,628
Radiant Logistics, Inc.*	1,304	5,542

		956,267

Airlines (1.2%)
Alaska Air Group, Inc.	12,129	738,050
Allegiant Travel Co.	5,677	568,949
Copa Holdings SA, Class A	1,099	86,502
Hawaiian Holdings, Inc.	1,756	46,376
JetBlue Airways Corp.*	10,993	176,548
Mesa Air Group, Inc.*	250	1,927
SkyWest, Inc.	1,779	79,112
Spirit Airlines, Inc.*	2,396	138,776

		1,836,240

Building Products (0.8%)
Allegion plc	7,275	579,890
Apogee Enterprises, Inc.	140	4,179
Armstrong Flooring, Inc.*	791	9,365
Caesarstone Ltd. (x)	797	10,823
Fortune Brands Home & Security, Inc.	2,928	111,235
Gibraltar Industries, Inc.*	6,098	217,028
Griffon Corp.	1,145	11,965
Insteel Industries, Inc.	78	1,894
Lennox International, Inc.	81	17,728

See Notes to Financial Statements.

1593

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Masonite International Corp.*	52	$2,331
Owens Corning	3,855	169,543
Quanex Building Products Corp.	1,167	15,860
Universal Forest Products, Inc.	279	7,243
USG Corp.	2,862	122,093

		1,281,177

Commercial Services & Supplies (0.7%)
ABM Industries, Inc.	2,300	73,853
ACCO Brands Corp.	3,628	24,598
ADT, Inc. (x)	3,878	23,307
Advanced Disposal Services, Inc.*	136	3,256
Brady Corp., Class A	1,618	70,318
BrightView Holdings, Inc.*	321	3,277
Casella Waste Systems, Inc., Class A*	1,138	32,422
CECO Environmental Corp.*	1,134	7,655
Clean Harbors, Inc.*	1,807	89,175
Ennis, Inc.	954	18,365
Essendant, Inc.	1,350	16,983
Heritage-Crystal Clean, Inc.*	475	10,930
Herman Miller, Inc.	325	9,831
Interface, Inc.	217	3,092
KAR Auction Services, Inc.	293	13,982
Kimball International, Inc., Class B	161	2,285
Knoll, Inc.	133	2,192
LSC Communications, Inc.	1,151	8,057
Matthews International Corp., Class A	1,081	43,910
Mobile Mini, Inc.	171	5,429
Multi-Color Corp.	479	16,808
NL Industries, Inc.*	371	1,302
PICO Holdings, Inc.*	788	7,202
Pitney Bowes, Inc.	3,270	19,326
Quad/Graphics, Inc. (x)	1,139	14,033
RR Donnelley & Sons Co.	2,466	9,765
SP Plus Corp.*	550	16,247
Steelcase, Inc., Class A	2,928	43,422
Stericycle, Inc.*	9,968	365,726
Team, Inc. (x)*	969	14,196
Tetra Tech, Inc.	131	6,782
UniFirst Corp.	462	66,098
Viad Corp.	292	14,626
VSE Corp.	305	9,123

		1,067,573

Construction & Engineering (1.1%)
AECOM*	5,613	148,744
Aegion Corp.*	1,127	18,393
Ameresco, Inc., Class A*	628	8,855
Arcosa, Inc.*	1,714	47,461
Argan, Inc.	504	19,071
EMCOR Group, Inc.	500	29,845
Fluor Corp.	4,932	158,810
Granite Construction, Inc.	320	12,890
Great Lakes Dredge & Dock Corp.*	1,932	12,790
IES Holdings, Inc.*	354	5,505
Infrastructure and Energy Alternatives, Inc.*	586	4,799
Jacobs Engineering Group, Inc.	14,957	874,386
KBR, Inc.	4,924	74,746
Northwest Pipe Co.*	354	8,245
Orion Group Holdings, Inc.*	553	2,372
Primoris Services Corp.	452	8,647
Quanta Services, Inc.	3,727	112,183
Sterling Construction Co., Inc.*	773	8,418
Tutor Perini Corp.*	1,309	20,905
Valmont Industries, Inc.	775	85,986
Willscot Corp.*	447	4,211

		1,667,262

Electrical Equipment (1.5%)
Acuity Brands, Inc.	1,402	161,160
AZZ, Inc.	610	24,619
Babcock & Wilcox Enterprises, Inc. (x)*	1,107	432
Encore Wire Corp.	706	35,427
EnerSys	6,808	528,369
Enphase Energy, Inc. (x)*	2,993	14,157
FuelCell Energy, Inc. (x)*	2,735	1,505
GrafTech International Ltd.	2,147	24,562
Hubbell, Inc.	4,546	451,600
nVent Electric plc	5,648	126,854
Powell Industries, Inc.	345	8,628
Preformed Line Products Co.	127	6,890
Regal Beloit Corp.	1,514	106,056
Sensata Technologies Holding plc*	18,369	823,666
Sunrun, Inc. (x)*	3,433	37,385
Thermon Group Holdings, Inc.*	788	15,981
Vicor Corp.*	86	3,250
Vivint Solar, Inc. (x)*	1,022	3,894

		2,374,435

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	2,054	206,468

Machinery (3.2%)
Actuant Corp., Class A	1,075	22,564
AGCO Corp.	2,338	130,156
Alamo Group, Inc.	43	3,325
Altra Industrial Motion Corp.	593	14,914
Astec Industries, Inc.	412	12,438
Barnes Group, Inc.	1,455	78,017
Blue Bird Corp.*	228	4,147
Briggs & Stratton Corp.	1,453	19,005
Chart Industries, Inc.*	603	39,213
CIRCOR International, Inc. (x)	569	12,120
Colfax Corp.*	26,212	547,831
Columbus McKinnon Corp.	295	8,891
Crane Co.	9,281	669,903
Donaldson Co., Inc.	299	12,974
Eastern Co. (The)	221	5,344
EnPro Industries, Inc.	646	38,825
ESCO Technologies, Inc.	877	57,838
Federal Signal Corp.	108	2,149
Flowserve Corp.	4,600	174,892
Franklin Electric Co., Inc.	107	4,588
FreightCar America, Inc.*	444	2,970
Gardner Denver Holdings, Inc.*	2,983	61,002
Gates Industrial Corp. plc*	1,532	20,284
Gencor Industries, Inc.*	304	3,335

See Notes to Financial Statements.

1594

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Global Brass & Copper Holdings, Inc.	48	$1,207
Gorman-Rupp Co. (The)	476	15,427
Graham Corp.	362	8,268
Greenbrier Cos., Inc. (The)	1,098	43,415
Hurco Cos., Inc.	234	8,354
Hyster-Yale Materials Handling, Inc.	356	22,058
IDEX Corp.	161	20,328
ITT, Inc.	3,069	148,141
Kennametal, Inc.	1,080	35,942
LB Foster Co., Class A*	308	4,897
Lydall, Inc.*	492	9,992
Manitowoc Co., Inc. (The)*	1,202	17,753
Middleby Corp. (The)*	794	81,568
Milacron Holdings Corp.*	2,139	25,433
Miller Industries, Inc.	376	10,152
Mueller Water Products, Inc., Class A	2,234	20,329
Navistar International Corp.*	1,619	42,013
NN, Inc.	940	6,307
Nordson Corp.	132	15,754
Oshkosh Corp.	2,560	156,954
Parker-Hannifin Corp.	1,841	274,567
Park-Ohio Holdings Corp.	349	10,711
Pentair plc	5,551	209,717
REV Group, Inc. (x)	845	6,346
Rexnord Corp.*	21,460	492,507
Snap-on, Inc.	1,973	286,657
SPX Corp.*	265	7,423
SPX FLOW, Inc.*	10,259	312,079
Standex International Corp.	101	6,785
Terex Corp.	2,319	63,935
Timken Co. (The)	2,399	89,531
Titan International, Inc.	1,909	8,896
TriMas Corp.*	1,590	43,391
Trinity Industries, Inc.	5,115	105,318
Twin Disc, Inc.*	328	4,838
Wabash National Corp.	1,453	19,005
Wabtec Corp.	1,934	135,863
Watts Water Technologies, Inc., Class A	418	26,974
Welbilt, Inc.*	11,328	125,854

		4,871,414

Marine (0.8%)
Costamare, Inc.	1,725	7,573
Eagle Bulk Shipping, Inc.*	1,526	7,035
Genco Shipping & Trading Ltd.*	274	2,162
Kirby Corp.*	16,245	1,094,263
Matson, Inc.	816	26,128
Safe Bulkers, Inc.*	1,827	3,252
Scorpio Bulkers, Inc.	2,178	12,044

		1,152,457

Professional Services (0.6%)
Acacia Research Corp.*	1,788	5,328
CBIZ, Inc.*	1,789	35,243
CRA International, Inc.	191	8,127
Dun & Bradstreet Corp. (The)	735	104,914
FTI Consulting, Inc.*	1,333	88,831
GP Strategies Corp.*	405	5,107
Huron Consulting Group, Inc.*	770	39,509
ICF International, Inc.	556	36,018
InnerWorkings, Inc.*	1,372	5,131
Kelly Services, Inc., Class A	1,109	22,712
ManpowerGroup, Inc.	2,172	140,745
Mistras Group, Inc.*	131	1,884
Navigant Consulting, Inc.	1,553	37,350
Resources Connection, Inc.	699	9,926
Robert Half International, Inc.	5,079	290,519
TrueBlue, Inc.*	1,327	29,526

		860,870

Road & Rail (0.8%)
AMERCO	245	80,387
ArcBest Corp.	786	26,928
Avis Budget Group, Inc.*	9,061	203,691
Covenant Transportation Group, Inc., Class A*	454	8,717
Daseke, Inc.*	1,403	5,163
Genesee & Wyoming, Inc., Class A*	1,629	120,579
Hertz Global Holdings, Inc.*	1,917	26,167
Knight-Swift Transportation Holdings, Inc.	4,530	113,567
Marten Transport Ltd.	742	12,013
Old Dominion Freight Line, Inc.	3,902	481,858
PAM Transportation Services, Inc.*	29	1,143
Ryder System, Inc.	1,834	88,307
Schneider National, Inc., Class B	1,384	25,839
US Xpress Enterprises, Inc., Class A*	265	1,487
Werner Enterprises, Inc.	925	27,325
YRC Worldwide, Inc. (x)*	982	3,093

		1,226,264

Trading Companies & Distributors (0.8%)
Air Lease Corp.	3,154	95,282
Aircastle Ltd.	22,827	393,537
Beacon Roofing Supply, Inc.*	621	19,698
BMC Stock Holdings, Inc.*	2,272	35,171
CAI International, Inc. (x)*	344	7,991
DXP Enterprises, Inc.*	146	4,065
Foundation Building Materials, Inc.*	358	2,975
GATX Corp.	1,312	92,903
General Finance Corp.*	182	1,840
GMS, Inc.*	96	1,427
H&E Equipment Services, Inc.	236	4,819
HD Supply Holdings, Inc.*	4,567	171,354
Lawson Products, Inc.*	172	5,435
MRC Global, Inc.*	1,351	16,523
MSC Industrial Direct Co., Inc., Class A	860	66,151
Nexeo Solutions, Inc.*	1,189	10,213
NOW, Inc.*	3,768	43,859
Rush Enterprises, Inc., Class A	569	19,619
Rush Enterprises, Inc., Class B	111	3,952
Systemax, Inc.	92	2,198
Textainer Group Holdings Ltd.*	972	9,681
Titan Machinery, Inc.*	689	9,060
Triton International Ltd.	1,829	56,827

See Notes to Financial Statements.

1595

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Univar, Inc.*	3,443	$61,079
Veritiv Corp.*	410	10,238
Watsco, Inc.	221	30,750
WESCO International, Inc.*	1,652	79,296
Willis Lease Finance Corp.*	103	3,564

		1,259,507

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	2,798	102,295

Total Industrials		20,452,548

Information Technology (10.4%)
Communications Equipment (1.2%)
Acacia Communications, Inc.*	816	31,008
ADTRAN, Inc.	1,687	18,118
Applied Optoelectronics, Inc. (x)*	153	2,361
ARRIS International plc*	5,752	175,839
Calix, Inc.*	726	7,078
Casa Systems, Inc.*	158	2,075
Ciena Corp.*	5,006	169,753
Clearfield, Inc.*	141	1,399
CommScope Holding Co., Inc.*	6,678	109,452
Comtech Telecommunications Corp.	804	19,569
DASAN Zhone Solutions, Inc.*	202	2,810
Digi International, Inc.*	963	9,717
EchoStar Corp., Class A*	1,655	60,772
Finisar Corp.*	4,110	88,776
Harmonic, Inc.*	2,824	13,329
Infinera Corp.*	5,331	21,271
InterDigital, Inc.	665	44,176
Juniper Networks, Inc.	20,214	543,959
KVH Industries, Inc.*	522	5,371
Lumentum Holdings, Inc.*	372	15,628
NETGEAR, Inc.*	840	43,705
NetScout Systems, Inc.*	2,713	64,108
Plantronics, Inc.	8,480	280,688
Ribbon Communications, Inc.*	1,848	8,907
ViaSat, Inc. (x)*	1,935	114,068
Viavi Solutions, Inc.*	5,092	51,175

		1,905,112

Electronic Equipment, Instruments & Components (3.7%)
Amphenol Corp., Class A	5,489	444,719
Anixter International, Inc.*	1,041	56,537
Arlo Technologies, Inc. (x)*	224	2,236
Arrow Electronics, Inc.*	3,061	211,056
Avnet, Inc.	16,095	581,030
AVX Corp.	1,671	25,483
Bel Fuse, Inc., Class B	301	5,544
Belden, Inc.	7,861	328,354
Benchmark Electronics, Inc.	1,649	34,926
Coherent, Inc.*	242	25,582
Control4 Corp.*	524	9,222
CTS Corp.	1,144	29,618
Daktronics, Inc.	1,192	8,821
Dolby Laboratories, Inc., Class A	2,190	135,430
Electro Scientific Industries, Inc.*	1,179	35,323
Fabrinet*	1,253	64,291
FARO Technologies, Inc.*	31	1,260
Fitbit, Inc., Class A*	5,617	27,917
FLIR Systems, Inc.	17,350	755,419
Insight Enterprises, Inc.*	771	31,418
Jabil, Inc.	5,788	143,485
KEMET Corp.	1,936	33,957
Keysight Technologies, Inc.*	9,341	579,889
Kimball Electronics, Inc.*	892	13,817
Knowles Corp.*	3,054	40,649
Littelfuse, Inc.	3,086	529,187
Maxwell Technologies, Inc. (x)*	1,457	3,016
Methode Electronics, Inc.	655	15,255
MTS Systems Corp.	611	24,519
National Instruments Corp.	725	32,901
OSI Systems, Inc.*	363	26,608
PAR Technology Corp.*	91	1,979
Park Electrochemical Corp.	249	4,499
PC Connection, Inc.	396	11,773
Plexus Corp.*	1,115	56,954
Rogers Corp.*	301	29,817
Sanmina Corp.*	26,235	631,214
ScanSource, Inc.*	882	30,323
SYNNEX Corp.	1,457	117,784
Tech Data Corp.*	1,331	108,889
Trimble, Inc.*	8,775	288,785
TTM Technologies, Inc.*	3,254	31,661
Vishay Intertechnology, Inc.	4,630	83,386
Vishay Precision Group, Inc.*	86	2,600

		5,657,133

IT Services (3.3%)
Amdocs Ltd.	12,389	725,748
Booz Allen Hamilton Holding Corp.	19,399	874,313
Broadridge Financial Solutions, Inc.	1,778	171,132
CACI International, Inc., Class A*	856	123,290
Cardtronics plc, Class A*	263	6,838
Conduent, Inc.*	63,725	677,397
ConvergeOne Holdings, Inc.	189	2,340
CoreLogic, Inc.*	1,068	35,692
CSG Systems International, Inc.	218	6,926
Euronet Worldwide, Inc.*	857	87,740
EVERTEC, Inc.	430	12,341
Evo Payments, Inc., Class A (x)*	124	3,059
Exela Technologies, Inc. (x)*	336	1,307
Fidelity National Information Services, Inc.	6,287	644,732
Genpact Ltd.	3,315	89,472
Hackett Group, Inc. (The)	78	1,249
I3 Verticals, Inc., Class A (x)*	82	1,976
Information Services Group, Inc.*	621	2,633
Leidos Holdings, Inc.	5,027	265,023
LiveRamp Holdings, Inc. (x)*	1,341	51,803
ManTech International Corp., Class A	930	48,634
MoneyGram International, Inc.*	975	1,950
Perficient, Inc.*	723	16,094
Perspecta, Inc.	4,995	86,014
Presidio, Inc. (x)	1,095	14,290
Sabre Corp.	1,726	37,351
Sykes Enterprises, Inc.*	1,342	33,188
Travelport Worldwide Ltd.	3,575	55,841

See Notes to Financial Statements.

1596

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Unisys Corp. (x)*	567	$6,594
Worldpay, Inc.*	12,326	942,076

		5,027,043

Semiconductors & Semiconductor Equipment (1.0%)
Alpha & Omega Semiconductor Ltd.*	730	7,439
Ambarella, Inc. (x)*	713	24,941
Amkor Technology, Inc.*	3,587	23,531
Axcelis Technologies, Inc.*	1,094	19,473
AXT, Inc.*	1,323	5,755
CEVA, Inc.*	119	2,629
Cirrus Logic, Inc.*	2,033	67,455
Cohu, Inc.	909	14,608
Cree, Inc.*	3,516	150,397
Cypress Semiconductor Corp.	3,866	49,175
Diodes, Inc.*	1,040	33,550
Entegris, Inc.	13,052	364,086
First Solar, Inc.*	2,881	122,313
FormFactor, Inc.*	2,316	32,632
Kopin Corp.*	201	201
MACOM Technology Solutions Holdings, Inc.*	1,575	22,853
Marvell Technology Group Ltd.	14,007	226,773
NeoPhotonics Corp. (x)*	1,276	8,268
NVE Corp.	16	1,401
PDF Solutions, Inc.*	858	7,233
Photronics, Inc.*	2,356	22,806
Rambus, Inc.*	3,678	28,210
Semtech Corp.*	178	8,165
SunPower Corp. (x)*	1,402	6,968
Synaptics, Inc.*	1,093	40,671
Teradyne, Inc.	5,301	166,345
Ultra Clean Holdings, Inc.*	1,328	11,248
Veeco Instruments, Inc.*	1,728	12,804
Xperi Corp.	1,330	24,459

		1,506,389

Software (1.0%)
ACI Worldwide, Inc.*	217	6,004
Agilysys, Inc.*	283	4,058
American Software, Inc., Class A	452	4,723
Aspen Technology, Inc.*	132	10,848
Avalara, Inc. (x)*	55	1,713
Avaya Holdings Corp.*	3,632	52,882
Digimarc Corp. (x)*	28	406
FireEye, Inc.*	41,555	673,607
Fusion Connect, Inc. (x)*	666	1,119
LogMeIn, Inc.	610	49,758
MicroStrategy, Inc., Class A*	330	42,158
Monotype Imaging Holdings, Inc.	829	12,866
Nuance Communications, Inc.*	10,028	132,671
Pluralsight, Inc., Class A (x)*	164	3,862
SecureWorks Corp., Class A (x)*	286	4,831
SS&C Technologies Holdings, Inc.	531	23,953
Telaria, Inc.*	978	2,670
Telenav, Inc.*	588	2,387
Tenable Holdings, Inc. (x)*	81	1,797
Teradata Corp.*	1,235	47,375
TiVo Corp.	4,140	38,957
Ultimate Software Group, Inc. (The)*	1,524	373,182
Verint Systems, Inc.*	2,210	93,505

		1,585,332

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	3,611	36,724
Avid Technology, Inc.*	530	2,517
Cray, Inc.*	1,164	25,131
Diebold Nixdorf, Inc. (x)	2,647	6,591
Electronics For Imaging, Inc.*	1,549	38,415
NCR Corp.*	730	16,848
Stratasys Ltd.*	1,753	31,572
Xerox Corp.	7,356	145,355

		303,153

Total Information Technology		15,984,162

Materials (5.9%)
Chemicals (2.8%)
AdvanSix, Inc.*	692	16,843
AgroFresh Solutions, Inc. (x)*	1,221	4,628
American Vanguard Corp.	1,039	15,782
Amyris, Inc. (x)*	954	3,186
Ashland Global Holdings, Inc.	10,432	740,255
Axalta Coating Systems Ltd.*	41,088	962,281
Cabot Corp.	2,134	91,634
CF Industries Holdings, Inc.	8,200	356,782
Flotek Industries, Inc.*	1,736	1,892
FutureFuel Corp.	979	15,527
Hawkins, Inc.	313	12,817
HB Fuller Co.	459	19,586
Huntsman Corp.	7,677	148,089
Innophos Holdings, Inc.	579	14,203
Innospec, Inc.	847	52,311
Intrepid Potash, Inc.*	3,367	8,754
Koppers Holdings, Inc.*	199	3,391
Kraton Corp.*	86	1,878
LSB Industries, Inc.*	764	4,217
Minerals Technologies, Inc.	1,240	63,662
NewMarket Corp.	17	7,006
Olin Corp.	5,876	118,166
Platform Specialty Products Corp.*	3,894	40,225
PolyOne Corp.	146	4,176
PQ Group Holdings, Inc.*	1,273	18,853
Rayonier Advanced Materials, Inc.	1,778	18,936
RPM International, Inc.	9,126	536,426
Scotts Miracle-Gro Co. (The)	716	44,005
Sensient Technologies Corp.	700	39,095
Stepan Co.	706	52,244
Trecora Resources*	820	6,396
Tredegar Corp.	852	13,513
Trinseo SA	463	21,196
Tronox Ltd., Class A	1,755	13,654
Valhi, Inc.	768	1,482
Valvoline, Inc.	41,046	794,240
WR Grace & Co.	595	38,622

		4,305,953

See Notes to Financial Statements.

1597

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Construction Materials (0.0%)
Eagle Materials, Inc.	202	$12,328
United States Lime & Minerals, Inc.	58	4,118

		16,446

Containers & Packaging (1.7%)
AptarGroup, Inc.	8,871	834,495
Ardagh Group SA	639	7,080
Bemis Co., Inc.	3,181	146,008
Berry Global Group, Inc.*	16,636	790,709
Graphic Packaging Holding Co.	9,042	96,207
Greif, Inc., Class A	819	30,393
Greif, Inc., Class B	175	7,770
Owens-Illinois, Inc.*	5,607	96,665
Sealed Air Corp.	2,511	87,483
Silgan Holdings, Inc.	1,796	42,421
Sonoco Products Co.	3,452	183,405
UFP Technologies, Inc.*	221	6,639
Westrock Co.	7,148	269,908

		2,599,183

Metals & Mining (1.2%)
AK Steel Holding Corp. (x)*	11,184	25,164
Alcoa Corp.*	6,567	174,551
Allegheny Technologies, Inc.*	4,374	95,222
Carpenter Technology Corp.	1,631	58,080
Century Aluminum Co.*	1,753	12,814
Cleveland-Cliffs, Inc. (x)	8,754	67,318
Coeur Mining, Inc.*	5,342	23,879
Commercial Metals Co.	4,066	65,137
Compass Minerals International, Inc.	108	4,503
Gold Resource Corp.	245	980
Haynes International, Inc.	458	12,091
Hecla Mining Co.	14,547	34,331
Kaiser Aluminum Corp.	279	24,912
Livent Corp. (x)*	435	6,003
Materion Corp.	682	30,683
Olympic Steel, Inc.	327	4,666
Ramaco Resources, Inc. (x)*	204	1,010
Reliance Steel & Aluminum Co.	9,601	683,303
Royal Gold, Inc.	1,340	114,771
Schnitzer Steel Industries, Inc., Class A	890	19,180
Steel Dynamics, Inc.	6,569	197,333
SunCoke Energy, Inc.*	2,313	19,776
Synalloy Corp.	273	4,529
Tahoe Resources, Inc.*	5,750	20,988
TimkenSteel Corp.*	1,392	12,166
United States Steel Corp.	6,196	113,015
Universal Stainless & Alloy Products, Inc.*	316	5,122
Warrior Met Coal, Inc.	1,523	36,720
Worthington Industries, Inc.	123	4,285

		1,872,532

Paper & Forest Products (0.2%)
Boise Cascade Co.	82	1,956
Clearwater Paper Corp.*	604	14,719
Domtar Corp.	2,185	76,759
Louisiana-Pacific Corp.	4,266	94,791
Neenah, Inc.	104	6,128
PH Glatfelter Co.	1,523	14,864
Schweitzer-Mauduit International, Inc.	843	21,117
Verso Corp., Class A*	1,149	25,738

		256,072

Total Materials		9,050,186

Real Estate (10.9%)
Equity Real Estate Investment Trusts (REITs) (10.4%)
Acadia Realty Trust (REIT)	2,822	67,051
Agree Realty Corp. (REIT)	1,171	69,229
Alexander & Baldwin, Inc. (REIT)*	2,379	43,726
Alexandria Real Estate Equities, Inc. (REIT)	4,914	566,289
American Assets Trust, Inc. (REIT)	1,323	53,145
American Campus Communities, Inc. (REIT)	28,020	1,159,748
American Homes 4 Rent (REIT), Class A	9,092	180,476
Apartment Investment & Management Co. (REIT), Class A	5,512	241,867
Apple Hospitality REIT, Inc. (REIT)	7,634	108,861
Armada Hoffler Properties, Inc. (REIT)	1,160	16,310
Ashford Hospitality Trust, Inc. (REIT)	2,842	11,368
Bluerock Residential Growth REIT, Inc. (REIT)	903	8,145
Braemar Hotels & Resorts, Inc. (REIT)	1,064	9,501
Brandywine Realty Trust (REIT)	6,196	79,742
Brixmor Property Group, Inc. (REIT)	10,615	155,934
BRT Apartments Corp. (REIT)	290	3,318
Camden Property Trust (REIT)	3,127	275,332
CareTrust REIT, Inc. (REIT)	2,486	45,892
CatchMark Timber Trust, Inc. (REIT), Class A	1,764	12,524
CBL & Associates Properties, Inc. (REIT) (x)	5,647	10,842
Cedar Realty Trust, Inc. (REIT)	3,164	9,935
Chatham Lodging Trust (REIT)	1,589	28,093
Chesapeake Lodging Trust (REIT)	2,088	50,843
City Office REIT, Inc. (REIT)	944	9,676
Colony Capital, Inc. (REIT)	16,218	75,900
Columbia Property Trust, Inc. (REIT)	4,165	80,593
Community Healthcare Trust, Inc. (REIT)	613	17,673
CoreCivic, Inc. (REIT)	4,143	73,870
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	426	14,092
CorePoint Lodging, Inc. (REIT)	1,400	17,150
Corporate Office Properties Trust (REIT)	3,628	76,297

See Notes to Financial Statements.

1598

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Cousins Properties, Inc. (REIT)	14,680	$115,972
CubeSmart (REIT)	41,262	1,183,807
CyrusOne, Inc. (REIT)	3,642	192,589
DiamondRock Hospitality Co. (REIT)	7,265	65,966
Douglas Emmett, Inc. (REIT)	5,524	188,534
Duke Realty Corp. (REIT)	12,543	324,864
Easterly Government Properties, Inc. (REIT)	1,648	25,841
Empire State Realty Trust, Inc. (REIT), Class A	4,843	68,916
EPR Properties (REIT)	2,597	166,286
Equity Commonwealth (REIT)	4,090	122,741
Farmland Partners, Inc. (REIT) (x)	1,231	5,589
First Industrial Realty Trust, Inc. (REIT)	3,411	98,441
Four Corners Property Trust, Inc. (REIT)	710	18,602
Franklin Street Properties Corp. (REIT)	3,647	22,721
Front Yard Residential Corp. (REIT)	1,754	15,312
Gaming and Leisure Properties, Inc. (REIT)	4,554	147,140
GEO Group, Inc. (The) (REIT)	3,330	65,601
Getty Realty Corp. (REIT)	1,149	33,792
Gladstone Commercial Corp. (REIT)	938	16,809
Gladstone Land Corp. (REIT) (x)	406	4,661
Global Medical REIT, Inc. (REIT)	621	5,521
Global Net Lease, Inc. (REIT)	2,524	44,473
Government Properties Income Trust (REIT) (x)	3,363	23,104
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,846	35,166
Healthcare Realty Trust, Inc. (REIT)	4,333	123,230
Healthcare Trust of America, Inc. (REIT), Class A	7,263	183,826
Hersha Hospitality Trust (REIT)	1,229	21,557
Highwoods Properties, Inc. (REIT)	8,530	330,026
Hospitality Properties Trust (REIT)	5,735	136,952
Hudson Pacific Properties, Inc. (REIT)	4,761	138,355
Independence Realty Trust, Inc. (REIT)	3,127	28,706
Industrial Logistics Properties Trust (REIT) (x)	2,251	44,273
InfraREIT, Inc. (REIT)*	1,593	33,485
Innovative Industrial Properties, Inc. (REIT) (x)	222	10,077
Investors Real Estate Trust (REIT)	431	21,130
Iron Mountain, Inc. (REIT)	10,018	324,683
iStar, Inc. (REIT)	44,636	409,312
JBG SMITH Properties (REIT)	3,674	127,892
Jernigan Capital, Inc. (REIT)	633	12,546
Kilroy Realty Corp. (REIT)	3,412	214,547
Kimco Realty Corp. (REIT)	14,304	209,554
Kite Realty Group Trust (REIT)	2,848	40,128
Lamar Advertising Co. (REIT), Class A	289	19,993
Lexington Realty Trust (REIT)	7,445	61,123
Liberty Property Trust (REIT)	5,188	217,273
Life Storage, Inc. (REIT)	1,523	141,624
LTC Properties, Inc. (REIT)	1,362	56,768
Macerich Co. (The) (REIT)	4,789	207,268
Mack-Cali Realty Corp. (REIT)	3,156	61,826
MedEquities Realty Trust, Inc. (REIT)	1,017	6,956
Medical Properties Trust, Inc. (REIT)	12,811	206,001
Mid-America Apartment Communities, Inc. (REIT)	7,979	763,590
Monmouth Real Estate Investment Corp. (REIT)	2,307	28,607
National Health Investors, Inc. (REIT)	809	61,112
National Retail Properties, Inc. (REIT)	5,491	266,368
National Storage Affiliates Trust (REIT)	1,787	47,284
New Senior Investment Group, Inc. (REIT)	2,589	10,667
NexPoint Residential Trust, Inc. (REIT)	555	19,453
NorthStar Realty Europe Corp. (REIT)	1,624	23,613
Omega Healthcare Investors, Inc. (REIT)	6,319	222,113
One Liberty Properties, Inc. (REIT)	553	13,394
Outfront Media, Inc. (REIT)	4,887	88,552
Paramount Group, Inc. (REIT)	7,309	91,801
Park Hotels & Resorts, Inc. (REIT)	7,073	183,757
Pebblebrook Hotel Trust (REIT)	14,103	399,256
Pennsylvania REIT (REIT) (x)	1,243	7,383
Physicians Realty Trust (REIT)	6,434	103,137
Piedmont Office Realty Trust, Inc. (REIT), Class A	4,492	76,544
PotlatchDeltic Corp. (REIT)	2,303	72,867
Preferred Apartment Communities, Inc. (REIT), Class A (x)	1,393	19,586
PS Business Parks, Inc. (REIT)	218	28,558
QTS Realty Trust, Inc. (REIT), Class A	955	35,383
Rayonier, Inc. (REIT)	4,537	125,629
Regency Centers Corp. (REIT)	5,352	314,055
Retail Opportunity Investments Corp. (REIT)	3,857	61,249
Retail Properties of America, Inc. (REIT), Class A	7,702	83,567
Retail Value, Inc. (REIT)	535	13,691
Rexford Industrial Realty, Inc. (REIT)	3,178	93,656
RLJ Lodging Trust (REIT)	6,091	99,892

See Notes to Financial Statements.

1599

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
RPT Realty (REIT)	2,781	$33,233
Sabra Health Care REIT, Inc. (REIT)	6,242	102,868
Safety Income & Growth, Inc. (REIT) (x)	292	5,492
Saul Centers, Inc. (REIT)	52	2,455
Select Income REIT (REIT)	3,108	22,875
Senior Housing Properties Trust (REIT)	8,283	97,077
Seritage Growth Properties (REIT), Class A (x)	1,123	36,307
SITE Centers Corp. (REIT)	5,367	59,413
Spirit MTA REIT (REIT)	1,515	10,802
Spirit Realty Capital, Inc. (REIT)	2,997	105,644
STAG Industrial, Inc. (REIT)	3,427	85,264
STORE Capital Corp. (REIT)	6,733	190,611
Summit Hotel Properties, Inc. (REIT)	3,550	34,541
Sun Communities, Inc. (REIT)	2,935	298,519
Sunstone Hotel Investors, Inc. (REIT)	7,992	103,976
Terreno Realty Corp. (REIT)	2,010	70,692
Tier REIT, Inc. (REIT)	1,767	36,453
UMH Properties, Inc. (REIT)	218	2,581
Uniti Group, Inc. (REIT) (x)	5,802	90,337
Universal Health Realty Income Trust (REIT)	43	2,639
Urban Edge Properties (REIT)	3,183	52,901
Urstadt Biddle Properties, Inc. (REIT), Class A	987	18,970
VEREIT, Inc. (REIT)	34,063	243,550
VICI Properties, Inc. (REIT)	14,095	264,704
Washington Prime Group, Inc. (REIT)	6,510	31,639
Washington REIT (REIT)	2,724	62,652
Weingarten Realty Investors (REIT)	4,207	104,376
Whitestone REIT (REIT)	1,446	17,728
WP Carey, Inc. (REIT)	5,588	365,120
Xenia Hotels & Resorts, Inc. (REIT)	3,952	67,974

		15,931,138

Real Estate Management & Development (0.5%)
Altisource Portfolio Solutions SA (x)*	324	7,287
American Realty Investors, Inc. (x)*	110	1,328
Consolidated-Tomoka Land Co.	88	4,620
Cushman & Wakefield plc*	408	5,904
Essential Properties Realty Trust, Inc. (REIT)	1,119	15,487
Forestar Group, Inc.*	371	5,138
FRP Holdings, Inc.*	193	8,880
Howard Hughes Corp. (The)*	814	79,462
Jones Lang LaSalle, Inc.	4,151	525,516
Kennedy-Wilson Holdings, Inc.	2,146	38,993
RE/MAX Holdings, Inc., Class A	633	19,465
Realogy Holdings Corp. (x)	4,356	63,946
St Joe Co. (The)*	1,294	17,042
Stratus Properties, Inc.*	208	4,988
Tejon Ranch Co.*	729	12,087
Transcontinental Realty Investors, Inc.*	82	2,322

		812,465

Total Real Estate		16,743,603

Utilities (6.0%)
Electric Utilities (1.4%)
ALLETE, Inc.	1,798	137,043
Alliant Energy Corp.	8,296	350,506
El Paso Electric Co.	1,418	71,084
Fortis, Inc. (x)	6,594	219,976
Hawaiian Electric Industries, Inc.	3,789	138,753
IDACORP, Inc.	1,763	164,065
MGE Energy, Inc.	1,202	72,072
OGE Energy Corp.	7,009	274,683
Otter Tail Corp.	1,365	67,759
Pinnacle West Capital Corp.	3,930	334,836
PNM Resources, Inc.	2,779	114,189
Portland General Electric Co.	3,124	143,235

		2,088,201

Gas Utilities (1.8%)
Atmos Energy Corp.	3,827	354,839
Chesapeake Utilities Corp.	492	40,000
National Fuel Gas Co.	2,854	146,068
New Jersey Resources Corp.	2,819	128,744
Northwest Natural Holding Co.	986	59,613
ONE Gas, Inc.	1,819	144,792
RGC Resources, Inc. (x)	279	8,359
South Jersey Industries, Inc. (x)	2,560	71,168
Southwest Gas Holdings, Inc.	1,715	131,197
Spire, Inc.	1,721	127,492
UGI Corp.	28,376	1,513,860

		2,726,132

Independent Power and Renewable Electricity Producers (0.6%)
Atlantic Power Corp.*	3,566	7,738
Clearway Energy, Inc., Class A	1,242	21,015
Clearway Energy, Inc., Class C	2,430	41,917
NRG Energy, Inc.	10,207	404,197
Ormat Technologies, Inc. (x)	1,385	72,436
Pattern Energy Group, Inc., Class A (x)	2,792	51,987
TerraForm Power, Inc., Class A	2,077	23,304
Vistra Energy Corp.*	13,931	318,881

		941,475

Multi-Utilities (1.5%)
Avista Corp.	2,289	97,237
Black Hills Corp.	1,875	117,713
CMS Energy Corp.	15,956	792,215
MDU Resources Group, Inc.	6,818	162,541
NiSource, Inc.	31,407	796,167
NorthWestern Corp.	1,770	105,209
Unitil Corp.	507	25,674
Vectren Corp.	2,925	210,542

		2,307,298

Water Utilities (0.7%)
American States Water Co.	405	27,151

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
American Water Works Co., Inc.	8,365	$759,291
Aqua America, Inc.	6,259	213,995
AquaVenture Holdings Ltd.*	455	8,595
Artesian Resources Corp., Class A	290	10,112
Cadiz, Inc. (x)*	838	8,632
California Water Service Group	1,524	72,634
Connecticut Water Service, Inc.	422	28,219
Consolidated Water Co. Ltd.	499	5,818
Middlesex Water Co.	67	3,575
Pure Cycle Corp.*	273	2,711
SJW Group	207	11,513
York Water Co. (The)	79	2,533

		1,154,779

Total Utilities		9,217,885

Total Common Stocks (97.1%) (Cost $141,437,044)		148,978,328

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)* (Cost $—)	138	19

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	106,291	106,302

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.8%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $600,310, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $632,572.(xx)	$600,000	600,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $707,345, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $721,378.(xx)	707,232	707,232
Natwest Markets Securities, Inc., 2.90%, dated 12/31/18, due 1/2/19, repurchase price $700,113, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-3.625%, maturing 8/15/19-2/15/44; total market value $714,183.(xx)	$700,000	$700,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $100,014, collateralized by various Common Stocks; total market value $111,321.(xx)	100,000	100,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $700,115, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $714,000.(xx)	700,000	700,000

Total Repurchase Agreements		2,807,232

Total Short-Term Investments (1.9%) (Cost $2,913,535)		2,913,534

Total Investments in Securities (99.0%) (Cost $144,350,579)		151,891,881
Other Assets Less Liabilities (1.0%)		1,460,387

Net Assets (100%)		$153,352,268

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $3,339,205. This was collateralized by $669,029 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.750%, maturing 1/3/19 - 2/15/48 and by cash of $2,807,232 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

1601

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PennyMac Financial Services, Inc.	302	6,750	—	—	—	(330)	6,420	121	—
PennyMac Mortgage Investment Trust (REIT)	2,116	41,958	—	(8,307)	362	5,387	39,400	3,978	—

Total		48,708	—	(8,307)	362	5,057	45,820	4,099	—

Futures contracts outstanding as of December 31, 2018 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	7	3/2019	USD	472,150	(8,427)
S&P Midcap 400 E-Mini Index	10	3/2019	USD	1,662,200	(54,473)

					(62,900)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,333,145	$—	$—	$4,333,145
Consumer Discretionary	14,923,953	—	—	14,923,953
Consumer Staples	7,269,197	—	—	7,269,197
Energy	6,844,060	—	—	6,844,060
Financials	33,166,857	—	—	33,166,857
Health Care	10,992,732	—	—	10,992,732
Industrials	20,452,548	—	—	20,452,548
Information Technology	15,984,162	—	—	15,984,162
Materials	9,050,186	—	—	9,050,186
Real Estate	16,743,603	—	—	16,743,603
Utilities	9,217,885	—	—	9,217,885

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Rights
Health Care	$—	$—	$19	$19
Short-Term Investments
Investment Company	106,302	—	—	106,302
Repurchase Agreements	—	2,807,232	—	2,807,232

Total Assets	$149,084,630	$2,807,232	$19	$151,891,881

Liabilities:
Futures	$(62,900)	$—	$—	$(62,900)

Total Liabilities	$(62,900)	$—	$—	$(62,900)

Total	$149,021,730	$2,807,232	$19	$151,828,981

Fair Values of Derivative Instruments as of December 31, 2018:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(62,900	)*

Total		$(62,900)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(395,803)	$(395,803)

Total	$(395,803)	$(395,803)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(70,248)	$(70,248)

Total	$(70,248)	$(70,248)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held futures contracts with an average notional balance of approximately $1,992,000 during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 19%)*	$58,549,795
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 16%)*	$72,480,712

* During the year ended December 31, 2018, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,706,908
Aggregate gross unrealized depreciation	(23,133,677)

Net unrealized appreciation	$7,573,231

Federal income tax cost of investments in securities and derivative instruments, if applicable	$144,255,750

For the year ended December 31, 2018, the Portfolio incurred approximately $1,682 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $52,714)	$45,820
Unaffiliated Issuers (Cost $141,490,633)	149,038,829
Repurchase Agreements (Cost $2,807,232)	2,807,232
Cash	3,884,618
Cash held as collateral at broker for futures	96,100
Dividends, interest and other receivables	267,021
Receivable for securities sold	239,397
Receivable for Portfolio shares sold	47,136
Due from broker for futures variation margin	17,521
Securities lending income receivable	5,635
Other assets	754

Total assets	156,450,063

LIABILITIES
Payable for return of collateral on securities loaned	2,807,232
Investment management fees payable	84,537
Payable for Portfolio shares redeemed	55,675
Distribution fees payable – Class IB	18,356
Administrative fees payable	16,644
Trustees’ fees payable	4,575
Distribution fees payable – Class IA	1,845
Accrued expenses	108,931

Total liabilities	3,097,795

NET ASSETS	$153,352,268

Net assets were comprised of:
Paid in capital	$145,226,314
Total distributable earnings (loss)	8,125,954

Net assets	$153,352,268

Class IA
Net asset value, offering and redemption price per share, $8,379,702 / 625,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.40

Class IB
Net asset value, offering and redemption price per share, $82,736,573 / 6,314,655 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.10

Class K
Net asset value, offering and redemption price per share, $62,235,993 / 4,644,507 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.40

(x)	Includes value of securities on loan of $3,339,205.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($4,099 of dividend income received from affiliates) (net of $4,583 foreign withholding tax)	$2,866,826
Interest	69,148
Securities lending (net)	86,018

Total income	3,021,992

EXPENSES
Investment management fees	1,442,453
Distribution fees – Class IB	248,282
Administrative fees	218,239
Custodian fees	157,000
Professional fees	55,400
Distribution fees – Class IA	24,542
Printing and mailing expenses	24,506
Trustees’ fees	4,708
Miscellaneous	7,996

Gross expenses	2,183,126
Less: Waiver from investment manager	(378,768)

Net expenses	1,804,358

NET INVESTMENT INCOME (LOSS)	1,217,634

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($362 of realized gain (loss) from affiliates)	15,532,195
Futures contracts	(395,803)

Net realized gain (loss)	15,136,392

Change in unrealized appreciation (depreciation) on:
Investments in securities ($5,057 of change in unrealized appreciation (depreciation) from affiliates)	(38,478,948)
Futures contracts	(70,248)

Net change in unrealized appreciation (depreciation)	(38,549,196)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(23,412,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,195,170)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,217,634	$1,243,816
Net realized gain (loss)	15,136,392	15,670,270
Net change in unrealized appreciation (depreciation)	(38,549,196)	481,546

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,195,170)	17,395,632

Distributions to shareholders: (a)
Class IA	(836,118)	(90,765)
Class IB	(8,517,872)	(782,624)
Class K	(6,378,517)	(746,806)

Total distributions to shareholders	(15,732,507)	(1,620,195)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 14,504 and 54,613 shares, respectively ]	241,397	874,332
Capital shares issued in reinvestment of dividends [ 59,118 and 5,455 shares, respectively ]	836,118	90,765
Capital shares repurchased [ (45,703) and (275,447) shares, respectively ]	(777,036)	(4,537,612)

Total Class IA transactions	300,479	(3,572,515)

Class IB
Capital shares sold [ 596,185 and 321,704 shares, respectively ]	10,131,028	5,068,219
Capital shares issued in reinvestment of dividends [ 616,147 and 48,020 shares, respectively ]	8,517,872	782,624
Capital shares repurchased [ (1,169,097) and (1,770,821) shares, respectively ]	(19,473,648)	(27,597,487)

Total Class IB transactions	(824,748)	(21,746,644)

Class K
Capital shares sold [ 356,863 and 77,703 shares, respectively ]	5,874,149	1,248,608
Capital shares issued in reinvestment of dividends [ 451,201 and 44,896 shares, respectively ]	6,378,517	746,806
Capital shares repurchased [ (711,223) and (774,104) shares, respectively ]	(11,969,351)	(12,569,878)

Total Class K transactions	283,315	(10,574,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(240,954)	(35,893,623)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,168,631)	(20,118,186)
NET ASSETS:
Beginning of year	191,520,899	211,639,085

End of year (b)	$153,352,268	$191,520,899

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $90,765, $782,624 and $746,806 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $79,178 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015		2014
Net asset value, beginning of year	$16.97	$15.64	$13.26	$14.15		$13.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.08	0.07		0.04
Net realized and unrealized gain (loss)	(2.19)	1.37	2.45	(0.86)		0.68

Total from investment operations	(2.09)	1.46	2.53	(0.79)		0.72

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.15)	(0.10)		(0.06)
Distributions from net realized gains	(1.37)	—	—	—		—

Total dividends and distributions	(1.48)	(0.13)	(0.15)	(0.10)		(0.06)

Net asset value, end of year	$13.40	$16.97	$15.64	$13.26		$14.15

Total return	(12.78)%	9.32%	19.08%	(5.57	)%(aa)	5.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,380	$10,133	$12,713	$11,590		$13,187
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.13%	1.15%		1.22%
Before waivers and reimbursements (f)	1.31%	1.30%	1.30%	1.29%		1.35%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.58%	0.53%	0.57%	0.52%		0.27%
Before waivers and reimbursements (f)	0.37%	0.33%	0.40%	0.38%		0.15%
Portfolio turnover rate^	34%	28%	42%	34%		42%

	Year Ended December 31,
Class IB	2018	2017	2016	2015		2014
Net asset value, beginning of year	$16.62	$15.33	$13.00	$13.87		$13.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08	0.08	0.07		0.04
Net realized and unrealized gain (loss)	(2.14)	1.34	2.40	(0.84)		0.67

Total from investment operations	(2.04)	1.42	2.48	(0.77)		0.71

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.15)	(0.10)		(0.06)
Distributions from net realized gains	(1.37)	—	—	—		—

Total dividends and distributions	(1.48)	(0.13)	(0.15)	(0.10)		(0.06)

Net asset value, end of year	$13.10	$16.62	$15.33	$13.00		$13.87

Total return	(12.75)%	9.25%	19.06%	(5.55	)%(bb)	5.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$82,737	$104,235	$117,604	$103,513		$119,568
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.13%	1.15%		1.22%
Before waivers and reimbursements (f)	1.31%	1.30%	1.30%	1.29%		1.35%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.58%	0.54%	0.57%	0.52%		0.27%
Before waivers and reimbursements (f)	0.37%	0.33%	0.40%	0.37%		0.15%
Portfolio turnover rate^	34%	28%	42%	34%		42%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015		2014
Net asset value, beginning of year	$16.97	$15.64	$13.26	$14.15		$13.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.12	0.11		0.07
Net realized and unrealized gain (loss)	(2.19)	1.37	2.45	(0.87)		0.69

Total from investment operations	(2.05)	1.50	2.57	(0.76)		0.76

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.19)	(0.13)		(0.10)
Distributions from net realized gains	(1.37)	—	—	—		—

Total dividends and distributions	(1.52)	(0.17)	(0.19)	(0.13)		(0.10)

Net asset value, end of year	$13.40	$16.97	$15.64	$13.26		$14.15

Total return	(12.55)%	9.58%	19.39%	(5.33	)%(cc)	5.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$62,236	$77,153	$81,322	$66,237		$84,470
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.88%	0.90%		0.98%
Before waivers and reimbursements (f)	1.06%	1.05%	1.05%	1.04%		1.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.83%	0.78%	0.82%	0.75%		0.51%
Before waivers and reimbursements (f)	0.62%	0.58%	0.66%	0.61%		0.39%
Portfolio turnover rate^	34%	28%	42%	34%		42%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.70)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.47)%.

See Notes to Financial Statements.

1608

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P. (Effective November 19, 2018, AllianceBernstein L.P. replaced SSGA Funds Management, Inc. as a sub-adviser to the Portfolio).

➢	Allianz Global Investors U.S. LLC

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.34%	13.35%	17.81%
Portfolio – Class IB Shares	2.30	13.35	17.73
Portfolio – Class K Shares*	2.55	13.62	15.78
S&P North American Technology Sector Index	2.88	15.32	19.14
Russell 1000® Index	(4.78)	8.21	13.28

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.30% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the Russell 1000® Index, which returned 2.88% and (4.78)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Many high-growth stocks performed well this year due to higher demand for their innovative product offerings, which led to consistently strong earnings growth. Notably contributing to relative performance were Square, Inc. and Okta, Inc.

•	Strong selection in the software and information technology services industries contributed to relative results.

•	An underweight allocation to internet software & services also aided relative results.

What hurt performance during the year:

•	Underweights to the electronic equipment and internet & direct marketing retail and software industries detracted from relative returns.

•	Stock selection in the semiconductors & semiconductor equipment sector also detracted.

•

The Portfolio’s overweight position in DXC was a detractor as the company faced challenges staffing its sales team, which led to slower revenue growth. An underweight position in Mastercard and an overweight position in Sophos Group were other notable individual detractors.

Sector Weightings as of December 31, 2018	% of Net Assets
Information Technology	57.6%
Exchange Traded Funds	19.3
Communication Services	10.8
Consumer Discretionary	7.8
Repurchase Agreements	3.3
Investment Company	3.0
Industrials	0.6
Health Care	0.1
Cash and Other	(2.5)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

1609

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class IA
Actual	$1,000.00	$895.10	$5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.03	6.24
Class IB
Actual	1,000.00	894.90	5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.02	6.24
Class K
Actual	1,000.00	896.10	4.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.29	4.97

*  Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.23%, 1.23% and 0.98%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1610

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.8%)
Entertainment (1.7%)
Activision Blizzard, Inc.	36,750	$1,711,447
Electronic Arts, Inc.*	14,550	1,148,140
Netflix, Inc.*	14,208	3,802,913
Nexon Co. Ltd.	92,700	1,184,207
Spotify Technology SA*	7,092	804,942
Take-Two Interactive Software, Inc.*	85,920	8,844,605
Zynga, Inc., Class A*	37,348	146,778

		17,643,032

Interactive Media & Services (9.1%)
Alphabet, Inc., Class A*	31,406	32,818,014
Alphabet, Inc., Class C*	25,345	26,247,535
Cargurus, Inc.*	1,550	52,281
Cars.com, Inc.*	3,000	64,500
Facebook, Inc., Class A*	189,185	24,800,262
IAC/InterActiveCorp*	3,750	686,400
Match Group, Inc. (x)	2,500	106,925
Snap, Inc., Class A (x)*	33,500	184,585
Tencent Holdings Ltd.	102,966	4,081,472
TripAdvisor, Inc.*	4,926	265,708
TrueCar, Inc.*	4,100	37,146
Twitter, Inc.*	34,804	1,000,267
Yandex NV, Class A*	45,396	1,241,581
Yelp, Inc.*	3,643	127,469
Zillow Group, Inc., Class A*	2,347	73,766
Zillow Group, Inc., Class C (x)*	5,539	174,922

		91,962,833

Total Communication Services		109,605,865

Consumer Discretionary (7.8%)
Automobiles (0.2%)
Tesla, Inc.*	5,460	1,817,088

Internet & Direct Marketing Retail (7.6%)
Alibaba Group Holding Ltd. (ADR)*	26,379	3,615,770
Amazon.com, Inc.*	40,947	61,501,166
Booking Holdings, Inc.*	3,696	6,366,064
eBay, Inc.*	43,600	1,223,852
Etsy, Inc.*	10,363	492,968
Expedia Group, Inc.	17,512	1,972,727
Groupon, Inc.*	19,755	63,216
GrubHub, Inc.*	16,617	1,276,352
Liberty Expedia Holdings, Inc., Class A*	2,603	101,803
Nutrisystem, Inc.	1,400	61,432
Qurate Retail, Inc., Class A*	20,200	394,304
Shutterfly, Inc.*	1,600	64,416
Shutterstock, Inc.	848	30,536
Stamps.com, Inc.*	850	132,294
Wayfair, Inc., Class A (x)*	2,944	265,195

		77,562,095

Total Consumer Discretionary		79,379,183

Health Care (0.1%)
Health Care Technology (0.1%)
Veeva Systems, Inc., Class A*	5,770	515,376

Total Health Care		515,376

Industrials (0.6%)
Aerospace & Defense (0.2%)
Harris Corp.	16,233	2,185,773

Electrical Equipment (0.1%)
Bloom Energy Corp., Class A (x)*	56,360	562,473

Professional Services (0.3%)
Equifax, Inc.	14,621	1,361,654
TransUnion	25,060	1,423,408

		2,785,062

Total Industrials		5,533,308

Information Technology (57.6%)
Communications Equipment (2.4%)
Acacia Communications, Inc.*	1,361	51,718
Arista Networks, Inc.*	12,532	2,640,492
ARRIS International plc*	7,863	240,372
Ciena Corp.*	6,850	232,283
Cisco Systems, Inc.	236,910	10,265,310
CommScope Holding Co., Inc.*	9,219	151,099
EchoStar Corp., Class A*	2,300	84,456
Extreme Networks, Inc.*	5,700	34,770
F5 Networks, Inc.*	2,950	477,989
Finisar Corp.*	5,650	122,040
Infinera Corp.*	7,200	28,728
InterDigital, Inc.	1,600	106,288
Juniper Networks, Inc.	16,600	446,706
Lumentum Holdings, Inc.*	3,538	148,631
Motorola Solutions, Inc.	15,150	1,742,856
NETGEAR, Inc.*	1,500	78,045
NetScout Systems, Inc.*	3,350	79,161
Palo Alto Networks, Inc.*	37,956	7,149,013
Plantronics, Inc.	1,550	51,305
Ubiquiti Networks, Inc. (x)	903	89,767
ViaSat, Inc. (x)*	2,700	159,165
Viavi Solutions, Inc.*	47,930	481,697

		24,861,891

Electronic Equipment, Instruments & Components (1.6%)
Amphenol Corp., Class A	14,514	1,175,924
Anixter International, Inc.*	1,350	73,318
Arrow Electronics, Inc.*	4,200	289,590
Avnet, Inc.	5,350	193,135
AVX Corp.	2,250	34,312
Badger Meter, Inc.	1,400	68,894
Belden, Inc.	1,900	79,363
Benchmark Electronics, Inc.	2,100	44,478
CDW Corp.	24,661	1,998,774
Celestica, Inc.*	5,669	49,717
Cognex Corp.	13,785	533,066
Coherent, Inc.*	1,150	121,567
Corning, Inc.	38,550	1,164,596
Dolby Laboratories, Inc., Class A	3,063	189,416
Fabrinet*	1,750	89,793

See Notes to Financial Statements.

1611

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Fitbit, Inc., Class A*	9,937	$49,387
Flex Ltd.*	246,421	1,875,264
FLIR Systems, Inc.	6,658	289,889
II-VI, Inc.*	2,850	92,511
Insight Enterprises, Inc.*	1,700	69,275
IPG Photonics Corp.*	1,700	192,593
Itron, Inc.*	16,232	767,611
Jabil, Inc.	6,900	171,051
Keysight Technologies, Inc.*	8,991	558,161
Knowles Corp.*	4,324	57,552
Littelfuse, Inc.	1,200	205,776
Methode Electronics, Inc.	1,750	40,758
National Instruments Corp.	5,400	245,052
Novanta, Inc.*	1,550	97,650
OSI Systems, Inc.*	800	58,640
Plexus Corp.*	1,500	76,620
Rogers Corp.*	900	89,154
Samsung SDI Co. Ltd.	6,375	1,242,919
Sanmina Corp.*	3,243	78,027
SYNNEX Corp.	1,993	161,114
TE Connectivity Ltd.	16,496	1,247,592
Tech Data Corp.*	1,800	147,258
Trimble, Inc.*	12,050	396,566
TTM Technologies, Inc.*	4,400	42,812
Vishay Intertechnology, Inc.	6,350	114,364
Zebra Technologies Corp., Class A*	8,495	1,352,659

		15,826,198

IT Services (16.0%)
Accenture plc, Class A	37,558	5,296,054
Akamai Technologies, Inc.*	7,800	476,424
Alliance Data Systems Corp.	2,255	338,430
Automatic Data Processing, Inc.	21,100	2,766,632
Black Knight, Inc.*	6,801	306,453
Booz Allen Hamilton Holding Corp.	6,850	308,729
Broadridge Financial Solutions, Inc.	5,600	539,000
CACI International, Inc., Class A*	1,200	172,836
Capgemini SE	11,615	1,146,691
Cardtronics plc, Class A*	1,750	45,500
CGI Group, Inc., Class A*	11,950	731,220
Cognizant Technology Solutions Corp., Class A	27,850	1,767,918
Conduent, Inc.*	8,851	94,086
CoreLogic, Inc.*	3,850	128,667
CSG Systems International, Inc.	1,600	50,832
DXC Technology Co.	123,365	6,559,317
Endurance International Group Holdings, Inc.*	3,764	25,031
EPAM Systems, Inc.*	2,449	284,108
Euronet Worldwide, Inc.*	2,500	255,950
EVERTEC, Inc.	2,883	82,742
ExlService Holdings, Inc.*	1,650	86,823
Fidelity National Information Services, Inc.	15,750	1,615,162
First Data Corp., Class A*	27,276	461,237
Fiserv, Inc.*	19,200	1,411,008
FleetCor Technologies, Inc.*	20,166	3,745,230
Gartner, Inc.*	4,400	562,496
Genpact Ltd.	79,825	2,154,477
Global Payments, Inc.	48,178	4,968,597
GoDaddy, Inc., Class A*	26,164	1,716,882
GTT Communications, Inc. (x)*	1,600	37,856
International Business Machines Corp.	43,772	4,975,563
Jack Henry & Associates, Inc.	3,750	474,450
Leidos Holdings, Inc.	7,175	378,266
LiveRamp Holdings, Inc. (x)*	3,700	142,931
ManTech International Corp., Class A	1,250	65,369
Mastercard, Inc., Class A	92,175	17,388,814
MAXIMUS, Inc.	3,050	198,524
MongoDB, Inc. (x)*	63,500	5,317,490
NIC, Inc.	3,200	39,936
Okta, Inc.*	179,665	11,462,627
Paychex, Inc.	15,400	1,003,310
PayPal Holdings, Inc.*	202,332	17,014,098
Perspecta, Inc.	56,808	978,234
Presidio, Inc. (x)	1,450	18,922
Sabre Corp.	13,215	285,973
Science Applications International Corp.	2,012	128,164
Shopify, Inc., Class A*	4,550	629,948
Square, Inc., Class A*	193,735	10,866,596
Sykes Enterprises, Inc.*	1,900	46,987
Total System Services, Inc.	40,820	3,318,258
Travelport Worldwide Ltd.	6,310	98,562
TTEC Holdings, Inc.	650	18,571
Twilio, Inc., Class A (x)*	163,265	14,579,565
VeriSign, Inc.*	13,759	2,040,322
Virtusa Corp.*	1,300	55,367
Visa, Inc., Class A	212,836	28,081,582
Western Union Co. (The)	21,300	363,378
WEX, Inc.*	19,578	2,742,095
Worldpay, Inc.*	14,513	1,109,229

		161,959,519

Semiconductors & Semiconductor Equipment (9.9%)
Advanced Energy Industries, Inc.*	1,850	79,420
Advanced Micro Devices, Inc.*	276,680	5,107,513
Amkor Technology, Inc.*	6,200	40,672
Analog Devices, Inc.	17,835	1,530,778
Applied Materials, Inc.	62,365	2,041,830
Broadcom, Inc.	57,810	14,699,927
Brooks Automation, Inc.	3,450	90,321
Cabot Microelectronics Corp.	1,350	128,722
Cirrus Logic, Inc.*	2,850	94,563
Cree, Inc.*	120,255	5,143,908
Cypress Semiconductor Corp.	17,425	221,646
Diodes, Inc.*	1,900	61,294
Entegris, Inc.	6,800	189,686
First Solar, Inc.*	3,600	152,838
FormFactor, Inc.*	31,218	439,862
Infineon Technologies AG	75,140	1,495,189
Inphi Corp.*	2,079	66,840
Integrated Device Technology, Inc.*	6,200	300,266
Intel Corp.	369,310	17,331,718

See Notes to Financial Statements.

1612

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
KLA-Tencor Corp.	35,350	$3,163,471
Kulicke & Soffa Industries, Inc.	3,200	64,864
Lam Research Corp.	7,496	1,020,730
MACOM Technology Solutions Holdings, Inc.*	2,119	30,747
Marvell Technology Group Ltd.	182,458	2,953,995
Maxim Integrated Products, Inc.	13,300	676,305
MaxLinear, Inc.*	3,000	52,800
Microchip Technology, Inc. (x)	86,707	6,235,967
Micron Technology, Inc.*	127,320	4,039,864
MKS Instruments, Inc.	2,600	167,986
Monolithic Power Systems, Inc.	1,900	220,875
NVIDIA Corp.	34,895	4,658,482
ON Semiconductor Corp.*	20,241	334,179
Power Integrations, Inc.	1,400	85,372
Qorvo, Inc.*	5,981	363,226
QUALCOMM, Inc.	104,563	5,950,680
Rambus, Inc.*	5,200	39,884
Semtech Corp.*	3,150	144,491
Silicon Laboratories, Inc.*	2,050	161,561
Skyworks Solutions, Inc.	8,550	573,021
SolarEdge Technologies, Inc. (x)*	2,050	71,955
SunPower Corp. (x)*	2,904	14,433
Synaptics, Inc.*	1,650	61,397
Taiwan Semiconductor Manufacturing Co. Ltd.	344,470	2,500,603
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	46,390	1,712,255
Teradyne, Inc.	55,980	1,756,652
Texas Instruments, Inc.	112,465	10,627,943
Tokyo Electron Ltd.	8,800	1,009,619
Universal Display Corp. (x)	2,050	191,819
Versum Materials, Inc.	5,232	145,031
Xilinx, Inc.	25,986	2,213,228

		100,460,428

Software (21.7%)
2U, Inc. (x)*	2,784	138,420
8x8, Inc.*	4,550	82,082
ACI Worldwide, Inc.*	5,550	153,568
Adobe, Inc.*	44,598	10,089,852
Alarm.com Holdings, Inc.*	1,650	85,585
Alteryx, Inc., Class A (x)*	1,450	86,231
ANSYS, Inc.*	4,050	578,907
Apptio, Inc., Class A*	1,700	64,532
Aspen Technology, Inc.*	3,374	277,275
Atlassian Corp. plc, Class A*	39,615	3,524,943
Autodesk, Inc.*	14,365	1,847,483
Avaya Holdings Corp.*	4,900	71,344
AVEVA Group plc	53,560	1,645,976
Benefitfocus, Inc. (x)*	1,100	50,292
Blackbaud, Inc.	2,300	144,670
BlackBerry Ltd.*	23,403	166,395
Blackline, Inc.*	1,750	71,662
Bottomline Technologies DE, Inc.*	1,750	84,000
Box, Inc., Class A*	6,900	116,472
Cadence Design Systems, Inc.*	13,550	589,154
CDK Global, Inc.	6,163	295,084
Ceridian HCM Holding, Inc.*	1,700	58,633
Cision Ltd.*	3,250	38,025
Citrix Systems, Inc.	6,150	630,129
Cloudera, Inc.*	5,800	64,148
CommVault Systems, Inc.*	1,850	109,316
Cornerstone OnDemand, Inc.*	2,542	128,193
Coupa Software, Inc.*	2,450	154,007
Descartes Systems Group, Inc. (The)*	3,700	97,902
Dropbox, Inc., Class A*	4,450	90,913
Ebix, Inc. (x)	1,050	44,688
Elastic NV (x)*	26,157	1,869,702
Ellie Mae, Inc. (x)*	1,635	102,727
Envestnet, Inc.*	2,200	108,218
Everbridge, Inc.*	1,250	70,950
Fair Isaac Corp.*	1,400	261,800
FireEye, Inc.*	34,400	557,624
Five9, Inc.*	2,800	122,416
Fortinet, Inc.*	18,575	1,308,237
Guidewire Software, Inc.*	31,377	2,517,377
Hortonworks, Inc.*	3,600	51,912
HubSpot, Inc.*	7,467	938,826
Imperva, Inc.*	1,557	86,709
Instructure, Inc.*	1,500	56,265
Intuit, Inc.	18,860	3,712,591
j2 Global, Inc.	2,242	155,550
LogMeIn, Inc.	2,440	199,031
Manhattan Associates, Inc.*	3,100	131,347
Microsoft Corp.	630,784	64,068,731
MicroStrategy, Inc., Class A*	450	57,487
MINDBODY, Inc., Class A*	1,550	56,420
New Relic, Inc.*	11,310	915,771
Nuance Communications, Inc.*	13,850	183,236
Nutanix, Inc., Class A*	108,235	4,501,494
Open Text Corp.	12,886	420,084
Oracle Corp.	211,212	9,536,222
Paycom Software, Inc.*	124,858	15,288,862
Paylocity Holding Corp.*	1,478	88,990
Pegasystems, Inc.	1,750	83,703
Pivotal Software, Inc., Class A*	1,900	31,065
Pluralsight, Inc., Class A*	1,000	23,550
Progress Software Corp.	2,154	76,445
Proofpoint, Inc.*	40,869	3,425,231
PTC, Inc.*	5,112	423,785
Q2 Holdings, Inc.*	1,750	86,713
Qualys, Inc.*	1,600	119,584
Rapid7, Inc.*	1,950	60,762
RealPage, Inc.*	18,395	886,455
Red Hat, Inc.*	8,500	1,492,940
RingCentral, Inc., Class A*	130,790	10,782,328
SailPoint Technologies Holding, Inc.*	3,100	72,819
salesforce.com, Inc.*	159,958	21,909,447
ServiceNow, Inc.*	116,876	20,809,772
Sophos Group plc (m)	198,290	953,184
Splunk, Inc.*	23,659	2,480,646
SPS Commerce, Inc.*	850	70,023
SS&C Technologies Holdings, Inc.	10,350	466,889
Symantec Corp.	30,750	581,021
Synopsys, Inc.*	7,200	606,528
Tableau Software, Inc., Class A*	51,549	6,185,880

See Notes to Financial Statements.

1613

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Number of Shares	Value (Note 1)
Temenos Group AG (Registered)	10,120	$1,219,582
Teradata Corp.*	5,645	216,542
TiVo Corp.	5,969	56,168
Trade Desk, Inc. (The), Class A*	1,750	203,105
Tyler Technologies, Inc.*	1,900	353,058
Ultimate Software Group, Inc. (The)*	1,539	376,855
Varonis Systems, Inc.*	1,400	74,060
Verint Systems, Inc.*	3,119	131,965
VMware, Inc., Class A	3,650	500,525
Workday, Inc., Class A*	81,300	12,981,984
Yext, Inc.*	2,950	43,808
Zendesk, Inc.*	21,061	1,229,331
Zscaler, Inc. (x)*	53,010	2,078,522

		220,042,735

Technology Hardware, Storage & Peripherals (6.0%)
3D Systems Corp. (x)*	5,500	55,935
Apple, Inc.	236,693	37,335,954
Cray, Inc.*	1,950	42,100
Dell Technologies, Inc., Class C (x)*	16,866	824,262
Electronics For Imaging, Inc.*	2,100	52,080
Hewlett Packard Enterprise Co.	68,532	905,308
HP, Inc.	76,197	1,558,991
NCR Corp.*	5,650	130,402
NetApp, Inc.	302,808	18,068,553
Pure Storage, Inc., Class A*	58,070	933,765
Seagate Technology plc	12,505	482,568
Western Digital Corp.	13,901	513,920
Xerox Corp.	9,963	196,869

		61,100,707

Total Information Technology		584,251,478

Total Common Stocks (76.9%) (Cost $459,121,173)		779,285,210

EXCHANGE TRADED FUNDS (ETF):
Equity (19.3%)
iShares Expanded Tech Sector ETF (x)	378,450	64,983,914
Technology Select Sector SPDR Fund	1,048,800	65,004,624
Vanguard Information Technology ETF (x)	391,700	65,347,311

Total Exchange Traded Funds (19.3%) (Cost $64,924,223)		195,335,849

SHORT-TERM INVESTMENTS:
Investment Company (3.0%)
JPMorgan Prime Money Market Fund, IM Shares	30,794,306	30,797,386

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.3%)
Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $3,001,552, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-3.125%, maturing 2/15/42-2/15/46; total market value $3,162,858. (xx)	$3,000,000	3,000,000
ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $1,219,845, collateralized by various U.S. Government Agency Securities, ranging from 1.125%-1.750%, maturing 4/15/19-11/26/19, U.S. Government Treasury Securities, ranging from 1.250%-3.125%, maturing 7/31/19-11/15/28; total market value $1,244,044. (xx)	1,219,650	1,219,650
NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $14,007,051, collateralized by various Common Stocks; total market value $15,586,507. (xx)	14,000,000	14,000,000
NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $3,200,455, collateralized by various Common Stocks; total market value $3,562,279. (xx)	3,200,000	3,200,000
Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $5,000,819, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-1.250%, maturing 2/15/19-5/15/39; total market value $5,100,000. (xx)	5,000,000	5,000,000
Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $2,000,937, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-7.125%, maturing 1/3/19-2/15/48; total market value $2,040,000. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

1614

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

	Principal Amount	Value (Note 1)
Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $5,000,703, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750%-8.000%, maturing 9/30/19-8/15/46; total market value $5,477,379. (xx)	$5,000,000	$5,000,000

Total Repurchase Agreements		33,419,650

Total Short-Term Investments (6.3%) (Cost $64,218,358)		64,217,036

Total Investments in Securities (102.5%) (Cost $588,263,754)		1,038,838,095
Other Assets Less Liabilities (-2.5%)		(25,193,254)

Net Assets (100%)		$1,013,644,841

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2018, the market value of these securities amounted to $953,184 or 0.1% of net assets.

(x)	All or a portion of security is on loan at December 31, 2018.
(xx)

At December 31, 2018, the Portfolio had loaned securities with a total value of $37,288,287. This was collateralized by $4,181,733 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/3/19 - 11/15/47 and by cash of $33,419,650 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
iShares Expanded Tech Sector ETF**(a)(x)	378,450	69,313,614	—	(5,898,608)	2,720,141	(1,151,233)	64,983,914	382,434	—

**	Not affiliated at December 31, 2018.
(a)	Formerly known as iShares North American Tech ETF.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$104,340,186	$5,265,679	$—	$109,605,865
Consumer Discretionary	79,379,183	—	—	79,379,183
Health Care	515,376	—	—	515,376
Industrials	5,533,308	—	—	5,533,308
Information Technology	573,037,715	11,213,763	—	584,251,478
Exchange Traded Funds	195,335,849	—	—	195,335,849

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$30,797,386	$—	$—	$30,797,386
Repurchase Agreements	—	33,419,650	—	33,419,650

Total Assets	$988,939,003	$49,899,092	$—	$1,038,838,095

Total Liabilities	$—	$—	$—	$—

Total	$988,939,003	$49,899,092	$—	$1,038,838,095

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$13,548	$13,548

Total	$13,548	$13,548

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $368,000 for two months during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$585,775,974
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$685,786,682

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$450,092,256
Aggregate gross unrealized depreciation	(13,471,186)

Net unrealized appreciation	$436,621,070

Federal income tax cost of investments in securities and derivative instruments, if applicable	$602,217,025

For the year ended December 31, 2018, the Portfolio incurred approximately $223 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $554,844,104)	$1,005,418,445
Repurchase Agreements (Cost $33,419,650)	33,419,650
Cash	14,606,421
Foreign cash (Cost $814,260)	786,440
Receivable for securities sold	903,061
Receivable for Portfolio shares sold	187,050
Dividends, interest and other receivables	174,213
Securities lending income receivable	70,416
Other assets	4,793

Total assets	1,055,570,489

LIABILITIES
Payable for return of collateral on securities loaned	33,419,650
Payable for securities purchased	7,013,594
Investment management fees payable	685,563
Payable for Portfolio shares redeemed	316,135
Distribution fees payable – Class IB	211,984
Administrative fees payable	108,218
Trustees’ fees payable	10,957
Distribution fees payable – Class IA	5,078
Accrued expenses	154,469

Total liabilities	41,925,648

NET ASSETS	$1,013,644,841

Net assets were comprised of:
Paid in capital	$558,715,600
Total distributable earnings (loss)	454,929,241

Net assets	$1,013,644,841

Class IA
Net asset value, offering and redemption price per share, $23,254,990 / 950,133 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.48

Class IB
Net asset value, offering and redemption price per share, $975,005,514 / 41,349,272 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.58

Class K
Net asset value, offering and redemption price per share, $15,384,337 / 616,127 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.97

(x)	Includes value of securities on loan of $37,288,287.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($382,434 of dividend income received from affiliates) (net of $64,539 foreign withholding tax)	$8,984,991
Interest	171,326
Securities lending (net)	890,302

Total income	10,046,619

EXPENSES
Investment management fees	10,908,340
Distribution fees – Class IB	2,786,044
Administrative fees	1,399,833
Custodian fees	168,000
Printing and mailing expenses	96,812
Professional fees	70,257
Distribution fees – Class IA	64,087
Trustees’ fees	29,566
Miscellaneous	26,276

Gross expenses	15,549,215
Less: Waiver from investment manager	(1,275,849)

Net expenses	14,273,366

NET INVESTMENT INCOME (LOSS)	(4,226,747)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($2,720,141 of realized gain (loss) from affiliates)	122,988,591
Forward foreign currency contracts	13,548
Foreign currency transactions	(49,600)

Net realized gain (loss)	122,952,539

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(1,151,233) of change in unrealized appreciation (depreciation) from affiliates)	(88,352,215)
Foreign currency translations	(28,506)

Net change in unrealized appreciation (depreciation)	(88,380,721)

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,571,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,345,071

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,226,747)	$(2,419,909)
Net realized gain (loss)	122,952,539	98,091,864
Net change in unrealized appreciation (depreciation)	(88,380,721)	212,332,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,345,071	308,004,565

Distributions to shareholders: (a)
Class IA	(2,782,875)	(1,669,023)
Class IB	(120,256,528)	(80,574,865)
Class K	(1,921,803)	(903,923)

Total distributions to shareholders	(124,961,206)	(83,147,811)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 152,288 and 311,519 shares, respectively ]	4,548,148	7,595,881
Capital shares issued in reinvestment of dividends and distributions [ 103,169 and 62,449 shares, respectively ]	2,782,875	1,669,023
Capital shares repurchased [ (128,843) and (366,853) shares, respectively ]	(3,737,145)	(8,979,975)

Total Class IA transactions	3,593,878	284,929

Class IB
Capital shares sold [ 4,369,654 and 4,265,771 shares, respectively ]	126,852,584	104,397,091
Capital shares issued in reinvestment of dividends and distributions [ 4,622,710 and 3,115,885 shares, respectively ]	120,256,528	80,574,865
Capital shares repurchased [ (6,982,430) and (6,592,862) shares, respectively ]	(201,279,230)	(162,301,236)

Total Class IB transactions	45,829,882	22,670,720

Class K
Capital shares sold [ 915,864 and 734,987 shares, respectively ]	27,966,871	19,019,544
Capital shares issued in reinvestment of dividends and distributions [ 70,053 and 33,228 shares, respectively ]	1,921,803	903,923
Capital shares repurchased [ (836,627) and (583,408) shares, respectively ]	(25,496,049)	(15,193,625)

Total Class K transactions	4,392,625	4,729,842

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	53,816,385	27,685,491

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,799,750)	252,542,245
NET ASSETS:
Beginning of year	1,054,444,591	801,902,346

End of year (b)	$1,013,644,841	$1,054,444,591

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $781, $38,446 and $402 for Classes IA, IB and K, respectively; and dividends from net realized capital gains of $1,668,242, $80,536,419 and $903,521 for Classes IA, IB and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $227,290 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2018	2017	2016	2015	2014
Net asset value, beginning of year	$26.79	$20.83	$20.09	$20.35	$19.23

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.11)	(0.07)	— #	(0.05)	(0.04)
Net realized and unrealized gain (loss)	0.98	8.19	1.80	1.29	2.65

Total from investment operations	0.87	8.12	1.80	1.24	2.61

Less distributions:
Dividends from net investment income	— #	— #	— #	—	—
Distributions from net realized gains	(3.18)	(2.16)	(1.06)	(1.50)	(1.49)

Total dividends and distributions	(3.18)	(2.16)	(1.06)	(1.50)	(1.49)

Net asset value, end of year	$24.48	$26.79	$20.83	$20.09	$20.35

Total return	2.34%	39.12%	8.96%	6.29%	13.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,255	$22,066	$17,010	$16,132	$16,481
Ratio of expenses to average net assets:
After waivers (f)	1.24%	1.25%	1.25%	1.28%	1.37%
Before waivers (f)	1.35%	1.36%	1.37%	1.35%	1.40%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.36)%	(0.26)%	0.02%	(0.23)%	(0.20)%
Before waivers (f)	(0.48)%	(0.36)%	(0.10)%	(0.30)%	(0.23)%
Portfolio turnover rate^	52%	51%	64%	67%	59%

	Year Ended December 31,
Class IB	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.92	$20.21	$19.51	$19.81	$18.75

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.11)	(0.06)	— #	(0.05)	(0.04)
Net realized and unrealized gain (loss)	0.95	7.93	1.76	1.25	2.59

Total from investment operations	0.84	7.87	1.76	1.20	2.55

Less distributions:
Dividends from net investment income	— #	— #	— #	—	—
Distributions from net realized gains	(3.18)	(2.16)	(1.06)	(1.50)	(1.49)

Total dividends and distributions	(3.18)	(2.16)	(1.06)	(1.50)	(1.49)

Net asset value, end of year	$23.58	$25.92	$20.21	$19.51	$19.81

Total return	2.30%	39.09%	8.97%	6.26%	13.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$975,006	$1,019,644	$778,933	$786,566	$787,345
Ratio of expenses to average net assets:
After waivers (f)	1.24%	1.25%	1.25%	1.28%	1.37%
Before waivers (f)	1.35%	1.36%	1.37%	1.35%	1.40%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.37)%	(0.25)%	0.02%	(0.23)%	(0.20)%
Before waivers (f)	(0.48)%	(0.36)%	(0.10)%	(0.30)%	(0.23)%
Portfolio turnover rate^	52%	51%	64%	67%	59%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018	2017	2016	2015	2014
Net asset value, beginning of year	$27.28	$21.13	$20.36	$20.55	$19.37

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	— #	0.06	— #	0.04
Net realized and unrealized gain (loss)	0.99	8.31	1.83	1.31	2.63

Total from investment operations	0.95	8.31	1.89	1.31	2.67

Less distributions:
Dividends from net investment income	(0.08)	— #	(0.06)	—	—
Distributions from net realized gains	(3.18)	(2.16)	(1.06)	(1.50)	(1.49)

Total dividends and distributions	(3.26)	(2.16)	(1.12)	(1.50)	(1.49)

Net asset value, end of year	$24.97	$27.28	$21.13	$20.36	$20.55

Total return	2.55%	39.47%	9.21%	6.57%	13.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,384	$12,735	$5,960	$5,468	$5,849
Ratio of expenses to average net assets:
After waivers (f)	0.99%	1.00%	1.00%	1.03%	1.10%
Before waivers (f)	1.10%	1.10%	1.12%	1.10%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.12)%	(0.02)%	0.28%	0.02%	0.17%
Before waivers (f)	(0.23)%	(0.12)%	0.16%	(0.05)%	0.13%
Portfolio turnover rate^	52%	51%	64%	67%	59%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers one hundred-and-two portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On May 4, 2017, FMG LLC contributed capital into the 1290 VT DoubleLine Dynamic Allocation Portfolio in the amount of $11,000,000 for Class K shares.

FMG LLC contributed seed capital at the Portfolios’ commencement of operations as listed below:

Portfolios:	Commencement Date	Class	Seed Capital
1290 VT Multi-Alternative Strategies	11/13/2017	Class IB	$100,000
1290 VT Multi-Alternative Strategies	11/13/2017	Class K	4,900,000
AXA/AB Dynamic Aggressive Growth	11/13/2017	Class IB	100,000
AXA/AB Dynamic Aggressive Growth	11/13/2017	Class K	9,900,000
AXA/JPMorgan Strategic Allocation	11/13/2017	Class IB	100,000
AXA/JPMorgan Strategic Allocation	11/13/2017	Class K	9,900,000

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Adviser and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Adviser, independently chooses and maintains a portfolio of securities for the Portfolio(s).

The All Asset Growth-Alt 20 Portfolio is a type of mutual fund often described as a “fund-of-funds”. This Portfolio pursues its investment objectives by investing exclusively in other mutual funds managed by FMG LLC and unaffiliated investment companies or exchange-traded funds (“ETFs”).

Each of the AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio (each, an “AXA Strategic Allocation Series Portfolio” and together, the “AXA Strategic Allocation Series Portfolios”) and AXA/Franklin Templeton Allocation Managed Volatility Portfolio is a type of mutual fund often described as a “fund-of-funds.” The AXA/Franklin Templeton Allocation Managed Volatility Portfolio and AXA Strategic Allocation Series Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by FMG LLC.

Each of the 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio and 1290 VT Multi-Alternative Strategies Portfolio (each, an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund-of-funds.” The ETF Portfolios pursue their investment objectives by investing exclusively in unaffiliated ETFs.

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December 31, 2018

Each of the AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and the ATM Small Cap Managed Volatility Portfolio (each, a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Small Cap Value Portfolio, AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/ AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/ Franklin Small Cap Value Managed Volatility Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio), EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio may utilize multiple Sub-Advisers (each, a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub-Adviser will invest its allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for their allocated portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Multiadviser Portfolio may incur higher brokerage costs, and may have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K, as shown in the respective Portfolio’s Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

AXA Ultra Conservative Strategy Portfolio — Seeks current income.

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December 31, 2018

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

1290 VT Energy Portfolio — Seeks long-term capital appreciation.

1290 VT Low Volatility Global Equity Portfolio — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

1290 VT Multi-Alternative Strategies Portfolio — Seeks long-term growth of capital.

1290 VT Convertible Securities Portfolio (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

1290 VT DoubleLine Dynamic Allocation Portfolio (sub-advised by DoubleLine Capital LP (“DoubleLine”)) — Seeks to achieve total return from long-term capital appreciation and income.

1290 VT DoubleLine Opportunistic Bond Portfolio (sub-advised by DoubleLine) — Seeks to maximize current income and total return.

1290 VT Equity Income Portfolio (sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return. On January 26, 2018, Barrow, Hanley, Mewhinney & Strauss, Inc. replaced Boston Advisors, LLC as Sub-Adviser to the Portfolio.

1290 VT GAMCO Mergers & Acquisitions Portfolio (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

1290 VT GAMCO Small Company Value Portfolio (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

1290 VT High Yield Bond Portfolio (sub-advised by AXA Investment Managers, Inc., an affiliate of FMG LLC, and Post Advisory Group, LLP) — Seeks to maximize current income.

1290 VT Micro Cap Portfolio (sub-advised by BlackRock Investment Management, LLC (“BlackRock”) and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

1290 VT Natural Resources Portfolio (sub-advised by AllianceBernstein L.P. (“AB”), an affiliate of FMG LLC) — Seeks to achieve long-term growth of capital.

1290 VT Real Estate Portfolio (sub-advised by AB) — Seeks to provide long-term capital appreciation and current income.

1290 VT Small Cap Value Portfolio (sub-advised by BlackRock and Horizon Asset Management LLC) — Seeks to achieve long-term growth of capital.

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December 31, 2018

1290 VT SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC, an affiliate of FMG LLC) — Seeks to achieve long-term capital appreciation.

1290 VT Socially Responsible Portfolio (sub-advised by BlackRock) — Seeks to achieve long-term capital appreciation.

AXA Global Equity Managed Volatility Portfolio (sub-advised by BlackRock, Morgan Stanley Investment Management, Inc. (“MSIM”) and OppenheimerFunds, Inc. (“Oppenheimer”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST Partners, LLC (“EARNEST”), Federated Global Investment Management Corp. and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Value Managed Volatility Portfolio (sub-advised by BlackRock and Harris Associates L.P.) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On December 17, 2018, Harris Associates L.P. replaced Northern Cross LLC as the Sub-Adviser to the Portfolio.

AXA Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital Guardian Trust Company (“Capital Guardian”), Thornburg Investment Management, Inc. and Vaughan Nelson Investment Management) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, HS Management Partners, LLC, Loomis Sayles & Company, L.P. (“Loomis Sayles”), Polen Capital Management, LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Value Managed Volatility Portfolio (sub-advised by AB, BlackRock and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP (“Wellington Management”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/AB Dynamic Aggressive Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

AXA/AB Dynamic Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

AXA/AB Dynamic Moderate Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income.

AXA/AB Short Duration Government Bond Portfolio (sub-advised by AB) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

AXA/AB Small Cap Growth Portfolio (sub-advised by AB) — Seeks to achieve long-term growth of capital.

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AXA/ClearBridge Large Cap Growth Portfolio (sub-advised by ClearBridge Investments, LLC (“ClearBridge”)) — Seeks to achieve long-term capital growth.

AXA/Franklin Balanced Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC (“Franklin Mutual”)) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On September 30, 2018, Franklin Mutual replaced Franklin Advisory Services, LLC as the Sub-Adviser to the Portfolio.

AXA/Goldman Sachs Strategic Allocation Portfolio (sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”)) — Seeks to achieve long- term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

AXA/Invesco Strategic Allocation Portfolio (sub-advised by Invesco Advisers, Inc. (“Invesco”)) — Seeks long-term capital appreciation while managing portfolio volatility.

AXA/Janus Enterprise Portfolio (sub-advised by Janus Capital Management LLC) — Seeks to achieve capital growth.

AXA/JPMorgan Strategic Allocation Portfolio (sub-advised by J.P. Morgan Investment Management, Inc. (“JPMorgan”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Legg Mason Strategic Allocation Portfolio (sub-advised by QS Investors, LLC) — Seeks long-term capital appreciation while managing portfolio volatility.

AXA/Loomis Sayles Growth Portfolio (sub-advised by Loomis Sayles) — Seeks to achieve capital appreciation.

AXA/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM) — Seeks to achieve long-term growth of capital.

AXA/Templeton Global Equity Managed Volatility Portfolio (sub-advised by BlackRock and Templeton Global Advisors Limited) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 500 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 400 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 2000 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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December 31, 2018

ATM Large Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/American Century Mid Cap Value Portfolio (sub-advised by American Century Investment Management, Inc. (“American Century”)) — Seeks to achieve long-term capital growth. Income is a secondary objective.

EQ/BlackRock Basic Value Equity Portfolio (sub-advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Capital Guardian Research Portfolio (sub-advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio) (sub-advised by BlackRock and ClearBridge) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On October 1, 2018, ClearBridge replaced Franklin Mutual as a Sub-Adviser to the Portfolio.

EQ/Common Stock Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (sub-advised by SSGA Funds Management, Inc. (“SSGA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AB and EARNEST) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index.

EQ/Fidelity Institutional AMSM Large Cap Portfolio (sub-advised by FIAM LLC) — Seeks to achieve long-term capital appreciation.

EQ/Franklin Rising Dividends Portfolio (sub-advised by Franklin Advisers) — Seeks to achieve long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

EQ/Franklin Strategic Income Portfolio (sub-advised by Franklin Advisers) — Seeks a high level of current income. A secondary goal is long-term capital appreciation.

EQ/Global Bond PLUS Portfolio (sub-advised by BlackRock and Wells Fargo Asset Management (International), LLC and Wells Capital Management) — Seeks to achieve capital growth and current income. On January 31, 2018, First International Advisors, LLC changed its name to Wells Fargo Asset Management (International), LLC.

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EQ/Goldman Sachs Mid Cap Value Portfolio (sub-advised by GSAM) — Seeks to achieve long-term capital appreciation.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

EQ/International Equity Index Portfolio (sub-advised by AB) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50® Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco) — Seeks to achieve capital growth and income.

EQ/Invesco Global Real Estate Portfolio (sub-advised by Invesco) — Seeks to achieve total return through growth of capital and current income.

EQ/Invesco International Growth Portfolio (sub-advised by Invesco) — Seeks to achieve long-term growth of capital.

EQ/Ivy Energy Portfolio (sub-advised by Ivy Investment Management Company (“IICO”)) — Seeks to provide capital growth and appreciation.

EQ/Ivy Mid Cap Growth Portfolio (sub-advised by IICO) — Seeks to provide growth of capital.

EQ/Ivy Science and Technology Portfolio (sub-advised by IICO) — Seeks to provide growth of capital.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by JPMorgan) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Growth Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Value Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index. On November 19, 2018, AB replaced SSGA FM as a Sub-Adviser to the Portfolio.

EQ/Lazard Emerging Markets Equity Portfolio (sub-advised by Lazard Asset Management LLC (“Lazard”)) — Seeks to achieve long-term capital appreciation.

EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS International Value Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Technology Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Utilities Series Portfolio (sub-advised by MFS) — Seeks to achieve total return.

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EQ/Mid Cap Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index. On November 19, 2018, AB replaced SSGA FM as a Sub-Adviser to the Portfolio.

EQ/Money Market Portfolio (sub-advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Oppenheimer Global Portfolio (sub-advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Real Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Total Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Small Company Index Portfolio (sub-advised by AB) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/T. Rowe Price Health Sciences Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation.

EQ/UBS Growth and Income Portfolio (sub-advised by UBS Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

Multimanager Aggressive Equity Portfolio (sub-advised by AB, ClearBridge, Scotia Institutional Asset Management US, Ltd., T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

Multimanager Core Bond Portfolio (sub-advised by BlackRock Financial Management, Inc., DoubleLine, PIMCO and SSGA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Mid Cap Growth Portfolio (sub-advised by AB, BlackRock, Franklin Advisers and Wellington Management) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Value Portfolio (sub-advised by BlackRock, Diamond Hill and Lord Abbett) — Seeks to achieve long-term growth of capital.

Multimanager Technology Portfolio (sub-advised by AB, Allianz Global Investors U.S. LLC and Wellington Management) — Seeks to achieve long-term growth of capital. On November 19, 2018, AB replaced SSGA FM as a Sub-Adviser to the Portfolio.

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December 31, 2018

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Portfolios will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019. As a result of the adoption of ASU 2017-08, as of January 1, 2019, for each Portfolio with in-scope securities, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased, but there will be no impact on net assets or overall results from operations.

The Securities Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolios’ financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, the Portfolios have early adopted the eliminated and modified disclosures, as permitted by this ASU.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

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Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such underlying funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

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Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by a Portfolio’s sub-adviser. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statements of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will

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December 31, 2018

segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

A Portfolio may use inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. The use of swaps exposes the Portfolio to interest rate risk. Swaptions are marked-to-market daily based upon values from third party vendors.

During the year ended December 31, 2018, certain Portfolios held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolio that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of each of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

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Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2018, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3, are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based NAV per share of the Portfolio. The EQ/ Money Market Portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when the Committee deems that the particular event or circumstance would materially affect such Portfolio’s NAV. The value and percentage, based on Total Investments in Securities, of the investments that applied these procedures on December 31, 2018 are as follows:

Portfolios:	Market Value	Percentage of Total Investments
1290 VT GAMCO Mergers & Acquisitions	$8,254,704	4.1%
1290 VT GAMCO Small Company Value	49,518,172	1.8
1290 VT Natural Resources	8,733,508	47.7
1290 VT Real Estate	11,627,787	43.6
1290 VT Small Cap Value	10,535,516	4.0
1290 VT SmartBeta Equity	6,256,929	30.3
AXA Global Equity Managed Volatility	898,344,338	54.1
AXA International Core Managed Volatility	1,003,027,935	78.5
AXA International Value Managed Volatility	697,112,190	95.1
AXA Large Cap Core Managed Volatility	15,849,609	0.8
AXA Large Cap Growth Managed Volatility	33,169,547	0.8
AXA Large Cap Value Managed Volatility	17,832,549	0.5
AXA Mid Cap Value Managed Volatility	11,872,226	0.7
AXA/AB Dynamic Growth	109,843,224	18.8
AXA/AB Dynamic Moderate Growth	486,372,778	20.8
AXA/Franklin Balanced Managed Volatility	19,361,383	1.8
AXA/Franklin Small Cap Value Managed Volatility	4,064,555	1.7
AXA/Janus Enterprise	14,531,863	1.7
AXA/Morgan Stanley Small Cap Growth	6,285,955	2.2
AXA/Templeton Global Equity Managed Volatility	318,614,476	53.9
AXA International Managed Volatility	1,815,720,921	97.6
ATM International Managed Volatility	1,269,446,855	97.4
EQ/American Century Mid Cap Value	14,631,352	5.7
EQ/Emerging Markets Equity PLUS	12,650,084	23.9
EQ/Fidelity Institutional AMSM Large Cap	15,436,243	2.4
EQ/International Equity Index	1,483,398,007	98.7
EQ/Invesco Comstock	5,317,886	2.7
EQ/Invesco Global Real Estate	95,952,990	49.7
EQ/Invesco International Growth	118,550,143	75.7
EQ/Ivy Mid Cap Growth	3,484,977	1.4
EQ/Lazard Emerging Markets Equity	260,860,875	76.7
EQ/MFS International Growth	1,002,413,139	82
EQ/MFS International Value	635,835,868	83.8
EQ/MFS Utilities Series	41,385,332	25.1
EQ/Oppenheimer Global	114,726,146	45.2
EQ/T. Rowe Price Growth Stock	29,535,039	2.3
EQ/T. Rowe Price Health Sciences	6,821,417	4.2
Multimanager Mid Cap Growth	540,581	0.3
Multimanager Technology	16,479,442	1.6

1634

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2018. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Offering costs incurred in connection with the offering of shares of a Portfolio will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Portfolio’s commencement of public offering of shares.

1635

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Offering costs incurred during the year ended December 31, 2018 by the Portfolios shown below were:

Portfolios:	Amounts
EQ/American Century Mid Cap Value	$56,399
EQ/Fidelity Institutional AMSM Large Cap	147,808
EQ/Franklin Rising Dividends	29,286
EQ/Franklin Strategic Income	22,460
EQ/Goldman Sachs Mid Cap Value	18,514
EQ/Invesco Global Real Estate	39,630
EQ/Invesco International Growth	33,532
EQ/Ivy Energy	20,471
EQ/Ivy Mid Cap Growth	53,018
EQ/Ivy Science and Technology	27,989
EQ/Lazard Emerging Markets Equity	69,877
EQ/MFS International Value	160,137
EQ/MFS Technology	41,686
EQ/MFS Utilities Series	34,408
EQ/PIMCO Real Return	17,455
EQ/PIMCO Total Return	49,421
EQ/T. Rowe Price Health Sciences	34,674

Offering costs incurred during the year ended December 31, 2017 by the Portfolios shown below were:

Portfolios:	Amounts
1290 VT Multi-Alternative Strategies	$43,168
AXA/AB Dynamic Aggressive Growth	91,784
AXA/JPMorgan Strategic Allocation	87,589

Amortized offering costs are disclosed in the Statement of Operations.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

1636

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily and Multimanager Core Bond Portfolio declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of a Portfolio to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to capital loss carryover (1290 VT Energy, 1290 VT DoubleLine Opportunistic Bond, 1290 VT High Yield Bond, 1290 VT Natural Resources, 1290 VT Real Estate, AXA/AB Dynamic Growth, AXA/AB Short Duration Government Bond, AXA/Invesco Strategic Allocation, AXA/JPMorgan Strategic Allocation, AXA/Legg Mason Strategic Allocation, EQ/Emerging Markets Equity PLUS, EQ/Fidelity Institutional AMSM Large Cap, EQ/Global Bond PLUS, EQ/International Equity Index, EQ/Quality Bond PLUS, EQ/PIMCO Ultra Short Bond, and Multimanager Core Bond), deferral of losses on offsetting positions (ATM International Managed Volatility, ATM Large Cap Managed Volatility, AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, EQ/Clearbridge Select Equity Managed Volatility, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Invesco Strategic Allocation, AXA/Templeton Global Equity Managed Volatility, EQ/PIMCO Global Real Return, and Multimanager Aggressive Equity), foreign currency forwards mark-to-market (EQ/Global Bond PLUS), investment in PFICs (1290 VT Real Estate), mark to market of futures contracts (AXA/AB Dynamic Moderate Growth, AXA/Goldman Sachs Strategic Allocation, AXA/JPMorgan Strategic Allocation, AXA/Invesco Strategic Allocation, EQ/Emerging Markets Equity PLUS, and EQ/PIMCO Total Return), post-October loss deferrals (1290 VT DoubleLine Dynamic Allocation, 1290 VT Equity Income, 1290 VT Natural Resources, ATM International Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, AXA 400 Managed Volatility, AXA 500 Managed Volatility, AXA 2000 Managed Volatility, AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA International Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Mid Cap Value Managed Volatility, AXA/AB Small Cap Growth, EQ/Clearbridge Select Equity Managed Volatility, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/JPMorgan Strategic Allocation, EQ/Goldman Sachs Mid Cap Value, EQ/Ivy Energy, EQ/JPMorgan Value Opportunities, EQ/MFS Technology, EQ/PIMCO Global Real Return, EQ/PIMCO Total Return, and EQ/PIMCO Ultra Short Bond), partnership basis adjustments (1290 VT Small Cap Value), and wash sale loss deferrals (1290 VT GAMCO

1637

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Mergers & Acquisitions, 1290 VT Natural Resources, AXA International Core Managed Volatility, AXA Mid Cap Value, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, EQ/Clearbridge Select Equity Managed Volatility, EQ/BlackRock Basic Value Equity, EQ/Common Stock Index, EQ/Invesco Comstock, EQ/Large Cap Value Index, EQ/PIMCO Global Real Return, and Multimanager Technology). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax character of distributions for the years ended December 31, 2018 and December 31, 2017 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2018 are presented in the following table:

	Year Ended December 31, 2018		As of December 31, 2018		Year Ended December 31, 2017
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
All Asset Growth-Alt 20	$6,484,636	$10,706,637	$59,927	$11,131,294	$5,308,444	$6,461,703
AXA Ultra Conservative Strategy	7,565,169	910,732	—	1,170,389	1,472,245	622,077
AXA Conservative Strategy	8,821,029	15,362,479	7,650	3,853,984	9,210,280	8,237,543
AXA Conservative Growth Strategy	19,359,061	30,060,917	75,639	13,753,791	20,072,794	14,387,794
AXA Balanced Strategy	46,472,198	69,410,059	211,325	40,181,056	46,909,373	33,897,805
AXA Moderate Growth Strategy	94,683,766	161,966,675	53,473	97,451,595	103,968,691	82,347,341
AXA Growth Strategy	65,830,820	87,523,261	42,996	75,835,814	77,982,821	39,686,294
AXA Aggressive Strategy	45,867,335	59,318,800	7,417	61,081,394	54,200,204	27,864,467
AXA/Franklin Templeton Allocation Managed Volatility	26,599,953	244,882,414	—	52,020,418	21,226,016	21,423,331
1290 VT Energy	109,132	—	—	—	116,759	—
1290 VT Low Volatility Global Equity	365,399	2,702	2,658	—	269,672	9,307
1290 VT Multi-Alternative Strategies	66,236	3,522	40,402	—	18,970	—
1290 VT Convertible Securities	558,578	514,352	144,023	33,844	717,160	324,159
1290 VT DoubleLine Dynamic Allocation	2,312,424	—	—	—	1,210,664	1,853,448
1290 VT DoubleLine Opportunistic Bond	10,532,048	—	1,795	—	5,553,167	—
1290 VT Equity Income	33,783,389	141,613,829	232,050	5,348,967	10,559,255	45,254,806
1290 VT GAMCO Mergers & Acquisitions	3,690,992	5,736,741	511,493	15,496	6,998,387	6,109,347
1290 VT GAMCO Small Company Value	21,411,767	149,695,689	—	7,715,344	26,515,176	231,682,546
1290 VT High Yield Bond	11,170,610	—	—	—	10,002,151	—
1290 VT Micro Cap	7,278,061	17,841,530	—	—	1,749,257	8,863,172
1290 VT Natural Resources	581,651	—	—	—	572,139	—
1290 VT Real Estate	887,704	—	—	—	1,186,090	19,987
1290 VT Small Cap Value	5,662,085	7,192,162	—	—	6,082,543	10,343,184
1290 VT SmartBeta Equity	327,209	758,741	—	67,772	388,011	359,887
1290 VT Socially Responsible	2,928,125	2,584,872	—	441,510	1,807,314	20,038,032
AXA Global Equity Managed Volatility	23,621,080	156,210,158	159,506	795,502	25,636,286	—
AXA International Core Managed Volatility	28,414,407	—	—	—	28,453,989	—
AXA International Value Managed Volatility	16,949,509	—	—	—	19,397,107	—
AXA Large Cap Core Managed Volatility	34,396,106	190,826,472	—	553,886	54,128,428	141,595,600
AXA Large Cap Growth Managed Volatility	63,782,557	377,482,298	419,804	4,358,371	104,534,169	307,057,790
AXA Large Cap Value Managed Volatility	131,812,196	201,678,112	—	—	75,331,188	—
AXA Mid Cap Value Managed Volatility	35,487,213	143,907,070	—	—	55,512,606	100,572,286

1638

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

	Year Ended December 31, 2018		As of December 31, 2018		Year Ended December 31, 2017
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
AXA/AB Dynamic Aggressive Growth	$1,061,110	$25,131	$2,113	$—	$35,766	$—
AXA/AB Dynamic Growth	9,055,199	598,113	—	—	8,253,232	3,466,864
AXA/AB Dynamic Moderate Growth	33,107,050	22,314,613	—	24,064,669	58,611,541	13,945,040
AXA/AB Short Duration Government Bond	20,858,085	—	62,971	—	9,787,424	—
AXA/AB Small Cap Growth	86,199,422	232,561,276	—	23,079,678	31,729,776	145,269,925
AXA/ClearBridge Large Cap Growth	3,034,357	27,995,269	792,553	4,260,157	5,423,508	38,002,193
AXA/Franklin Balanced Managed Volatility	35,040,959	45,123,070	—	—	33,228,643	—
AXA/Franklin Small Cap Value Managed Volatility	4,743,770	31,128,894	—	1,819,810	3,413,793	24,423,415
AXA/Goldman Sachs Strategic Allocation	4,851,642	—	204,319	2,627,797	14,944,864	12,363,749
AXA/Invesco Strategic Allocation	2,497,863	554,540	25,561	—	3,404,445	4,724,481
AXA/Janus Enterprise	2,896,583	49,842,327	—	4,965,385	14,995,098	78,661,566
AXA/JPMorgan Strategic Allocation	485,791	60,439	4,835	—	18,970	—
AXA/Legg Mason Strategic Allocation	2,059,901	—	—	—	908,253	—
AXA/Loomis Sayles Growth	1,637,167	62,202,846	62,902	2,595,413	1,587,278	16,998,430
AXA/Morgan Stanley Small Cap Growth	11,522,630	33,794,315	5,524	17,289	10,105,860	18,365,295
AXA/Templeton Global Equity Managed Volatility	25,870,109	68,512,031	—	—	12,225,044	—
AXA 500 Managed Volatility	134,323,269	179,730,557	—	5,638,804	171,811,240	117,904,692
AXA 400 Managed Volatility	7,164,237	46,925,652	—	—	11,020,370	47,845,383
AXA 2000 Managed Volatility	50,176,392	202,086,782	—	—	73,737,261	143,693,825
AXA International Managed Volatility	53,003,361	—	—	—	63,700,886	5,809,587
ATM International Managed Volatility	39,313,722	11,528,764	—	—	39,715,936	—
ATM Large Cap Managed Volatility	51,401,717	205,772,238	—	29,813,730	74,164,857	170,705,170
ATM Mid Cap Managed Volatility	2,188,550	14,732,083	—	—	3,022,112	17,859,222
ATM Small Cap Managed Volatility	14,960,906	72,272,769	—	—	18,177,465	58,470,619
EQ/American Century Mid Cap Value	1,310,451	44,215	—	—	—	—
EQ/BlackRock Basic Value Equity	31,048,909	135,821,955	74,007	8,272	25,353,250	—
EQ/Capital Guardian Research	8,024,248	40,271,361	237,574	6,616,934	2,318,589	22,376,961
EQ/Clearbridge Select Equity Managed Volatility	7,123,102	94,831,351	—	1,381,410	11,421,356	31,760,138
EQ/Common Stock Index	76,821,683	273,855,899	—	60,030,569	73,185,063	—
EQ/Core Bond Index	165,989,580	—	—	—	146,779,600	—
EQ/Emerging Markets Equity PLUS	1,076,929	171,200	4,955	—	1,416,669	473,837
EQ/Equity 500 Index	83,057,149	124,782,503	—	29,397,357	80,536,007	42,369,293
EQ/Fidelity Institutional AMSM Large Cap	1,737,060	—	131,027	—	—	—
EQ/Franklin Rising Dividends	415,162	—	267,015	—	—	—
EQ/Franklin Strategic Income	791,075	—	164,539	—	—	—
EQ/Global Bond PLUS	4,032,081	—	—	—	128,168	—
EQ/Goldman Sachs Mid Cap Value	202,318	—	10,279	—	—	—
EQ/Intermediate Government Bond	121,502,727	—	376,143	—	87,909,400	4,504,492

1639

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

	Year Ended December 31, 2018		As of December 31, 2018		Year Ended December 31, 2017
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/International Equity Index	$43,065,988	$—	$—	$—	$46,970,521	$—
EQ/Invesco Comstock	4,514,681	8,865,893	—	1,400,352	1,792,089	—
EQ/Invesco Global Real Estate	1,116,519	—	792,385	123,835	—	—
EQ/Invesco International Growth	353,196	—	56,002	—	—	—
EQ/Ivy Energy	90,822	—	—	—	—	—
EQ/Ivy Mid Cap Growth	24,364	—	16,065	—	—	—
EQ/Ivy Science and Technology	—	—	34,983	—	—	—
EQ/JPMorgan Value Opportunities	30,532,020	29,824,078	47,794	43,563	44,961,458	24,935,370
EQ/Large Cap Growth Index	17,318,404	78,952,156	212,756	13,235,188	14,636,922	50,347,452
EQ/Large Cap Value Index	15,940,415	23,047,275	—	3,191,143	19,283,505	14,079,992
EQ/Lazard Emerging Markets Equity	497,035	—	—	—	—	—
EQ/MFS International Growth	21,873,304	119,601,971	177,617	29,023,095	17,723,707	48,215,401
EQ/MFS International Value	—	—	101,043	—	—	—
EQ/MFS Technology	—	—	—	—	—	—
EQ/MFS Utilities Series	827,225	—	—	—	—	—
EQ/Mid Cap Index	25,872,608	141,221,470	—	14,798,539	19,119,535	167,878,858
EQ/Money Market	14,190,580	—	51,677	—	5,015,068	—
EQ/Oppenheimer Global	1,045,357	7,627,329	18,776	—	1,385,575	—
EQ/PIMCO Global Real Return	2,349,702	—	46,006	—	840,068	—
EQ/PIMCO Real Return	529,678	13,165	331,406	—	—	—
EQ/PIMCO Total Return	2,587,370	—	1,253,570	—	—	—
EQ/PIMCO Ultra Short Bond	30,052,485	—	—	—	20,901,908	—
EQ/Quality Bond PLUS	27,288,186	—	—	—	20,153,117	—
EQ/Small Company Index	18,198,958	92,134,873	—	2,300,332	16,277,081	82,111,860
EQ/T. Rowe Price Growth Stock	11,936,026	98,399,216	105,367	4,842,628	11,616,023	95,829,372
EQ/T. Rowe Price Health Sciences	—	—	—	—	—	—
EQ/UBS Growth and Income	3,602,601	7,916,062	315,640	115,466	2,805,182	4,201,781
Multimanager Aggressive Equity	28,485,650	92,629,355	115,124	10,412,910	1,717,836	—
Multimanager Core Bond	21,428,484	—	297,051	—	16,490,183	—
Multimanager Mid Cap Growth	4,019,283	23,193,796	—	642,437	3,151,926	10,960,970
Multimanager Mid Cap Value	3,381,995	12,350,512	—	608,788	1,620,195	—
Multimanager Technology	26,413,818	98,547,388	—	22,263,237	13,960,208	69,187,603

The following Portfolios had a Return of Capital during the year ended December 31, 2018:

Portfolios:	Return of Capital
1290 VT Micro Cap	$75,384
1290 VT Real Estate	208,962
1290 VT Small Cap Value	1,275,430
AXA Mid Cap Value Managed Volatility	1,229,005
AXA/Legg Mason Strategic Allocation	86,960
AXA 400 Managed Volatility	323,309
AXA 2000 Managed Volatility	1,959,489
ATM Mid Cap Managed Volatility	87,105
ATM Small Cap Managed Volatility	488,653
EQ/American Century Mid Cap Value	229,137
EQ/Global Bond PLUS	153,334
EQ/Lazard Emerging Markets	123,936
EQ/MFS Utilities Series	33,338

1640

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2017:

Portfolios:	Return of Capital
1290 VT Energy	$4,519
1290 VT Real Estate	55,400
EQ/PIMCO Global Real Return	205,971

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2018 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
All Asset Growth-Alt 20	$1,894,155	$(1,894,155)	$—
AXA Ultra Conservative Strategy	158,303	(158,303)	—
AXA Conservative Strategy	381,454	(381,455)	1
AXA Conservative Growth Strategy	1,567,449	(1,567,449)	—
AXA Balanced Strategy	4,599,166	(4,599,166)	—
AXA Moderate Growth Strategy	11,280,883	(11,280,883)	—
AXA Growth Strategy	9,367,243	(9,367,243)	—
AXA Aggressive Strategy	7,671,052	(7,671,052)	—
AXA/Franklin Templeton Allocation Managed Volatility	1,908,388	(1,908,388)	—
1290 VT Energy	1,507	—	(1,507)
1290 VT Low Volatility Global Equity	231	(231)	—
1290 VT Multi-Alternative Strategies	(3,104)	15,048	(11,944)
1290 VT Convertible Securities	227,296	(219,499)	(7,797)
1290 VT DoubleLine Dynamic Allocation	35,010	(12,542)	(22,468)
1290 VT DoubleLine Opportunistic Bond	648,523	(644,563)	(3,960)
1290 VT Equity Income	121,681	(121,681)	—
1290 VT GAMCO Mergers & Acquisitions	194,403	(194,401)	(2)
1290 VT GAMCO Small Company Value	774,472	(774,472)	—
1290 VT High Yield Bond	16,370	(12)	(16,358)
1290 VT Micro Cap	88,719	8,304	(97,023)
1290 VT Natural Resources	5,014	(621)	(4,393)
1290 VT Real Estate	147,631	(112,320)	(35,311)
1290 VT Small Cap Value	(1,131,161)	1,156,733	(25,572)
1290 VT SmartBeta Equity	10,550	(10,550)	—
1290 VT Socially Responsible	6,133	(157,513)	151,380
AXA Global Equity Managed Volatility	1,992,184	(1,856,132)	(136,052)
AXA International Core Managed Volatility	916,161	10,877,856	(11,794,017)
AXA International Value Managed Volatility	2,255,927	102,374,093	(104,630,020)
AXA Large Cap Core Managed Volatility	(3,241,490)	3,241,490	—
AXA Large Cap Growth Managed Volatility	23,138	(23,138)	—
AXA Large Cap Value Managed Volatility	38,125,053	31,448	(38,156,501)
AXA Mid Cap Value Managed Volatility	1,426,593	(1,426,593)	—
AXA/AB Dynamic Aggressive Growth	255,136	(176,245)	(78,891)
AXA/AB Dynamic Growth	365,521	(308,456)	(57,065)
AXA/AB Dynamic Moderate Growth	2,589,613	(2,589,650)	37
AXA/AB Short Duration Government Bond	700,043	(700,043)	—
AXA/AB Small Cap Growth	143,685	(143,685)	—
AXA/ClearBridge Large Cap Growth	—	—	—
AXA/Franklin Balanced Managed Volatility	3,867,628	(282,915)	(3,584,713)
AXA/Franklin Small Cap Value Managed Volatility	73,875	(73,875)	—
AXA/Goldman Sachs Strategic Allocation	73,505	(73,505)	—

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Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
AXA/Invesco Strategic Allocation	$1,953	$(1,953)	$—
AXA/Janus Enterprise	832,557	167,700	(1,000,257)
AXA/JPMorgan Strategic Allocation	61,031	13,662	(74,693)
AXA/Legg Mason Strategic Allocation	—	—	—
AXA/Loomis Sayles Growth	(176,342)	176,342	—
AXA/Morgan Stanley Small Cap Growth	340,808	(340,808)	—
AXA/Templeton Global Equity Managed Volatility	11,041,704	(427,672)	(10,614,032)
AXA 500 Managed Volatility	1,933,597	(1,933,597)	—
AXA 400 Managed Volatility	126,925	(126,925)	—
AXA 2000 Managed Volatility	3,090,837	(3,090,837)	—
AXA International Managed Volatility	150,805	101,563	(252,368)
ATM International Managed Volatility	1,026,983	(875,283)	(151,700)
ATM Large Cap Managed Volatility	664,225	(664,225)	—
ATM Mid Cap Managed Volatility	35,671	(35,671)	—
ATM Small Cap Managed Volatility	799,098	(799,098)	—
EQ/American Century Mid Cap Value	229,848	(83,343)	(146,505)
EQ/BlackRock Basic Value Equity	(633,394)	152,057	481,337
EQ/Capital Guardian Research	82,956	(82,956)	—
EQ/Clearbridge Select Equity Managed Volatility	(31,279)	(141,983,033)	142,014,312
EQ/Common Stock Index	2,593,915	(743,417)	(1,850,498)
EQ/Core Bond Index	165,427	(37,089)	(128,338)
EQ/Emerging Markets Equity PLUS	(6,906)	6,906	—
EQ/Equity 500 Index	1,823,151	(10,351,234)	8,528,083
EQ/Fidelity Institutional AMSM Large Cap	334,764	33,955	(368,719)
EQ/Franklin Rising Dividends	71,329	—	(71,329)
EQ/Franklin Strategic Income	57,672	1,238	(58,910)
EQ/Global Bond PLUS	(2,201,045)	2,201,045	—
EQ/Goldman Sachs Mid Cap Value	34,177	13,240	(47,417)
EQ/Intermediate Government Bond	—	—	—
EQ/International Equity Index	1,535,989	1,369,848	(2,905,837)
EQ/Invesco Comstock	464,748	(329,039)	(135,709)
EQ/Invesco Global Real Estate	156,507	(50,441)	(106,066)
EQ/Invesco International Growth	87,875	(1,146)	(86,729)
EQ/Ivy Energy	16,830	59,326	(76,156)
EQ/Ivy Mid Cap Growth	97,536	38,290	(135,826)
EQ/Ivy Science and Technology	69,666	—	(69,666)
EQ/JPMorgan Value Opportunities	(10,086)	10,086	—
EQ/Large Cap Growth Index	(144,024)	144,024	—
EQ/Large Cap Value Index	357,324	(357,324)	—
EQ/Lazard Emerging Markets Equity	105,765	204,672	(310,437)
EQ/MFS International Growth	(18,025)	18,025	—
EQ/MFS International Value	416,158	3,224	(419,382)
EQ/MFS Technology	186,019	1	(186,020)
EQ/MFS Utilities Series	(59,249)	182,773	(123,524)
EQ/Mid Cap Index	500,206	(500,207)	1
EQ/Money Market	2,420	(2,420)	—
EQ/Oppenheimer Global	469,011	(469,011)	—
EQ/PIMCO Global Real Return	3,104,623	(3,104,623)	—
EQ/PIMCO Real Return	75,867	(30,356)	(45,511)
EQ/PIMCO Total Return	252,859	(121,651)	(131,208)
EQ/PIMCO Ultra Short Bond	377,648	1,900,487	(2,278,135)
EQ/Quality Bond PLUS	(70,267)	191,433	(121,166)
EQ/Small Company Index	577,384	(577,384)	—

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December 31, 2018

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/T. Rowe Price Growth Stock	$(67,863)	$67,863	$—
EQ/T. Rowe Price Health Sciences	140,282	(10)	(140,272)
EQ/UBS Growth and Income	(8,756)	8,756	—
Multimanager Aggressive Equity	(48,070)	71,537	(23,467)
Multimanager Core Bond	1,181,871	(1,181,869)	(2)
Multimanager Mid Cap Growth	630,029	(630,029)	—
Multimanager Mid Cap Value	222,513	(22,346)	(200,167)
Multimanager Technology	4,337,886	(4,337,886)	—

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

The significant permanent book to tax differences regarding the adjustments above are related to expired capital loss carryforwards (AXA International Core Managed Volatility and AXA International Value Managed Volatility), current year RIC capital gain dividends reclass (All Asset Growth-Alt 20), reclassification of gains and losses from foreign currency transactions (EQ/Global Bond PLUS and EQ/PIMCO Global Real Return), investment in contingent payment debt instruments (1290 VT Convertible Securities), distribution in excess (AXA Large Cap Value Managed Volatility and AXA/Templeton Global Equity Managed Volatility), and tax equalization (EQ/ClearBridge Select Equity Managed Volatility).

Net capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2018, the following Portfolios deferred to January 1, 2019 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
All Asset Growth-Alt 20	$—	$17,516	$—
AXA Ultra Conservative Strategy	—	—	—
AXA Conservative Strategy	—	—	—
AXA Conservative Growth Strategy	—	—	—
AXA Balanced Strategy	—	—	—
AXA Moderate Growth Strategy	—	307,059	—
AXA Growth Strategy	—	1,731,894	—
AXA Aggressive Strategy	—	174,437	—
AXA/Franklin Templeton Allocation Managed Volatility	—	129,578	—
1290 VT Energy	—	2,286	16,943
1290 VT Low Volatility Global Equity	—	—	—
1290 VT Multi-Alternative Strategies	—	1	—
1290 VT Convertible Securities	—	24,763	—
1290 VT DoubleLine Dynamic Allocation	—	1,956,683	11,153
1290 VT DoubleLine Opportunistic Bond	—	147,379	177,322
1290 VT Equity Income	—	4,476,936	—
1290 VT GAMCO Mergers & Acquisitions	—	—	54,773
1290 VT GAMCO Small Company Value	2,561	11,232	—
1290 VT High Yield Bond	—	203,335	232,216
1290 VT Micro Cap	—	1,730,809	(1,415,578)
1290 VT Natural Resources	4,709	2,058	227,373
1290 VT Real Estate	—	33	—
1290 VT Small Cap Value	31,804	220,168	—
1290 VT SmartBeta Equity	—	56,280	—
1290 VT Socially Responsible	—	20,385	—
AXA Global Equity Managed Volatility	1,036,213	9,680,101	5,089,956
AXA International Core Managed Volatility	484,952	6,625,593	1,222,053
AXA International Value Managed Volatility	854,960	15,911,712	(15,070,442)

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Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
AXA Large Cap Core Managed Volatility	$—	$12,427,455	$(2,098,526)
AXA Large Cap Growth Managed Volatility	1,186	17,618,271	6,845,348
AXA Large Cap Value Managed Volatility	916	21,271,571	(15,148,865)
AXA Mid Cap Value Managed Volatility	184,151	8,819,967	8,916,290
AXA/AB Dynamic Aggressive Growth	51,714	317,153	(226,608)
AXA/AB Dynamic Growth	187,534	3,191,487	(1,509,223)
AXA/AB Dynamic Moderate Growth	1,689,223	1,635,228	—
AXA/AB Short Duration Government Bond	—	425,849	752,654
AXA/AB Small Cap Growth	50,010	8,976,099	—
AXA/ClearBridge Large Cap Growth	—	—	—
AXA/Franklin Balanced Managed Volatility	—	4,268,261	9,896,665
AXA/Franklin Small Cap Value Managed Volatility	5,868	1,482,248	—
AXA/Goldman Sachs Strategic Allocation	—	5,547,020	—
AXA/Invesco Strategic Allocation	—	1,632,397	2,418,031
AXA/Janus Enterprise	1,987	—	—
AXA/JPMorgan Strategic Allocation	—	1,026,694	1,259,497
AXA/Legg Mason Strategic Allocation	—	—	—
AXA/Loomis Sayles Growth	—	14,855	—
AXA/Morgan Stanley Small Cap Growth	126	(110,280)	1,155,059
AXA/Templeton Global Equity Managed Volatility	680,528	3,025,172	(1,584,164)
AXA 500 Managed Volatility	—	45,868,091	31,734,172
AXA 400 Managed Volatility	—	2,842,840	727,859
AXA 2000 Managed Volatility	114,121	17,342,774	20,069,666
AXA International Managed Volatility	565,071	9,687,129	9,207,037
ATM International Managed Volatility	492,015	5,913,451	5,884,213
ATM Large Cap Managed Volatility	—	13,294,765	—
ATM Mid Cap Managed Volatility	—	871,212	232,074
ATM Small Cap Managed Volatility	23,205	4,150,840	5,070,853
EQ/American Century Mid Cap Value	9,028	—	—
EQ/BlackRock Basic Value Equity	—	15,549,190	(8,340,409)
EQ/Capital Guardian Research	—	—	—
EQ/Clearbridge Select Equity Managed Volatility	128	1,216,877	770,752
EQ/Common Stock Index	706	—	—
EQ/Core Bond Index	3,145	1,527,552	6,873,693
EQ/Emerging Markets Equity PLUS	4,146	—	—
EQ/Equity 500 Index	—	1,629,393	—
EQ/Fidelity Institutional AMSM Large Cap	2,107	—	—
EQ/Franklin Rising Dividends	—	—	—
EQ/Franklin Strategic Income	—	—	—
EQ/Global Bond PLUS	—	(2,171)	216,692
EQ/Goldman Sachs Mid Cap Value	—	987,044	(8,570)
EQ/Intermediate Government Bond	—	1,358,890	1,282,040
EQ/International Equity Index	1,200,470	1,889,183	(326,669)
EQ/Invesco Comstock	—	—	—
EQ/Invesco Global Real Estate	—	—	—
EQ/Invesco International Growth	20,877	280,565	—
EQ/Ivy Energy	—	1,092,247	—
EQ/Ivy Mid Cap Growth	—	384,409	—
EQ/Ivy Science and Technology	—	384,950	—
EQ/JPMorgan Value Opportunities	—	8,782,339	(5,206,847)

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December 31, 2018

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
EQ/Large Cap Growth Index	$—	$1,888,585	$—
EQ/Large Cap Value Index	—	191,702	—
EQ/Lazard Emerging Markets Equity	—	1,125	—
EQ/MFS International Growth	40,598	—	—
EQ/MFS International Value	772,791	13,730	—
EQ/MFS Technology	—	1,590,009	—
EQ/MFS Utilities Series	—	35,975	—
EQ/Mid Cap Index	—	1,001,661	—
EQ/Money Market	—	—	—
EQ/Oppenheimer Global	1,338	586	—
EQ/PIMCO Global Real Return	90,000	734,044	—
EQ/PIMCO Real Return	—	—	204,770
EQ/PIMCO Total Return	666,151	—	1,037,877
EQ/PIMCO Ultra Short Bond	—	3,255,795	5,977,460
EQ/Quality Bond PLUS	1,216,239	—	—
EQ/Small Company Index	40,931	—	—
EQ/T. Rowe Price Growth Stock	—	1,646,948	—
EQ/T. Rowe Price Health Sciences	—	672,144	—
EQ/UBS Growth and Income	—	—	—
Multimanager Aggressive Equity	—	5,370,705	—
Multimanager Core Bond	784,099	—	—
Multimanager Mid Cap Growth	22	331,783	—
Multimanager Mid Cap Value	26,057	26,847	—
Multimanager Technology	19,487	3,895,557	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses; therefore, some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios have capital loss carryforward amounts from prior to the RIC Mod Act available for use and utilized during 2018 as follows:

Utilized
AXA International Core Managed Volatility	$29,656,254
AXA International Value Managed Volatility	1,547,821
EQ/Oppenheimer Global	3,113,370

The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolios:	INR (as of March 31, 2018)	Converted to USD (as of December 31, 2018)
AXA Global Equity Managed Volatility	99,949,099	$1,431,628
EQ/MFS International Growth	8,525,805	122,120
EQ/Oppenheimer Global	28,962,549	414,847

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December 31, 2018

The following Portfolios utilized net capital loss carryforwards during 2018 and/or have losses incurred that will be carried forward under the provisions of the RIC Mod Act are as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
1290 VT Energy	$4,782	$—	$39,074	$100,199
1290 VT Multi-Alternative Strategies	—	—	1,806	—
1290 VT DoubleLine Dynamic Allocation	—	—	—	164,069
1290 VT DoubleLine Opportunistic Bond	—	—	3,017,092	983,810
1290 VT High Yield Bond	—	—	2,833,192	7,318,751
1290 VT Natural Resources	3,020	—	475,898	967,403
1290 VT Real Estate	57,779	—	74,430	—
AXA International Value Managed Volatility	—	582,679	—	—
AXA/AB Dynamic Aggressive Growth	—	—	200,222	23,728
AXA/AB Dynamic Growth	—	—	2,908,881	283,570
AXA/AB Short Duration Government Bond	—	—	3,436,682	6,262,590
AXA/Invesco Strategic Allocation	—	—	2,534,287	3,674,997
AXA/JPMorgan Strategic Allocation	—	—	512,473	641,265
AXA/Legg Mason Strategic Allocation	—	—	2,223,638	79,363
AXA International Managed Volatility	—	—	3,291,414	1,221,911
EQ/American Century Mid Cap Value	—	—	—	—
EQ/Core Bond Index	—	—	5,993,139	9,658,568
EQ/Emerging Markets Equity PLUS	—	—	935,320	1,309,295
EQ/Fidelity Institutional AMSM Large Cap	—	—	12,387,443	—
EQ/Global Bond PLUS	—	—	986,435	581,160
EQ/Goldman Sachs Mid Cap Value	—	—	134,760	—
EQ/Intermediate Government Bond	—	—	10,308,965	30,074,158
EQ/International Equity Index	—	—	—	48,431,774
EQ/Invesco International Growth	—	—	34,240	—
EQ/Ivy Energy	—	—	295,965	—
EQ/Ivy Mid Cap Growth	—	—	764,267	—
EQ/Ivy Science and Technology	—	—	27,853	—
EQ/MFS Technology	—	—	26,176	—
EQ/MFS Utilities Series	—	—	110,813	—
EQ/Oppenheimer Global	2,456,028	3,457,405	—	—
EQ/PIMCO Global Real Return	—	1,540,060	—	—
EQ/PIMCO Ultra Short Bond	—	6,346,041	—	7,376,066
EQ/Quality Bond PLUS	—	—	5,781,540	12,546,186
EQ/T. Rowe Price Health Sciences	—	—	205,934	—
Multimanager Core Bond	—	—	2,907,456	8,566,443

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to

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December 31, 2018

off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Unfunded Commitments:

Certain Portfolios entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Portfolios to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Portfolios may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At December 31, 2018, the Portfolios had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the option of the borrower:

						Unfunded Commitment		Funded Commitment		Total Commitment
Portfolio	Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
1290 VT High Yield Bond	Dentalcorp Perfect Smile Ulc	Delayed Draw Term Loan	05/31/2025	3.75%	ICE LIBOR USD 1 Month + 3.75%	$36,898	$35,929	$384,377	$374,287	$421,275	$410,216
AXA/Franklin Balanced Managed Volatility	Securus Technologies Holdings, Inc.	Delayed Draw Term Loan	11/1/2024	4.5%	ICE LIBOR USD 1 Month + 4.50%	$1,200,000	$1,155,000	$588,712	$566,636	$1,788,712	$1,721,636

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statement of Operations. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

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Options:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, and Foreign Currency Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their Portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards

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December 31, 2018

of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

The Portfolios may be exposed to foreign currency risks associated with Portfolio investments. Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from forward foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Total Return Swap Agreements:

The 1290 VT DoubleLine Dynamic Allocation entered into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Forward settling transactions:

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward settling transaction may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward settling transaction may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

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Certain Portfolios may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Portfolio are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. Portfolios may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the portfolio maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the portfolio maintains an entitlement to the security to be sold.

Each of the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio and Multimanager Core Bond Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2018. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-advisors on behalf of the Portfolios with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale-buybacks by and between the Sub-advisors on behalf of the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction

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initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives, forward settling transactions and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Portfolio is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Portfolio; securities pledged as collateral by a Portfolio are so noted in the accompanying Portfolio of Investments; both remain in the Portfolio’s assets. Securities received as collateral by counterparties are not included in the Portfolio’s assets because the Portfolio does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Portfolio may be held in a segregated account at the respective counterparty or Portfolio’s custodian.

Cash and Statement of Cash Flows:

During the year ended December 31, 2018, the Trust adopted ASU 2016-15 “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments” and ASU 2016-18 — “Statement of Cash Flows (Topic 230) Restricted Cash”. ASU 2016-15 clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 discusses the presentation of restricted cash in the statement of cash flows. In accordance with GAAP, the Portfolios consider cash which is not readily investable or available for withdrawal, such as initial margin pledged for derivatives, to be restricted cash for the purposes of reporting in the Statement of Cash Flows.

Due to the volume of sale-buyback transactions during the year ended December 31, 2018, the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio are presenting a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Repurchase Agreements:

During the year ended December 31, 2018, the EQ/Money Market Portfolio entered into repurchase agreements through an account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Portfolio’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For a repurchase agreement, JPMorgan takes possession of the collateral pledged for investments in such repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio

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has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within the Portfolio’s Portfolio of Investments.

Joint Repurchase Agreements:

During the year ended December 31, 2018, certain Portfolios have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating Portfolios, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Portfolio has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Supranational/ Non-U.S. Agency or U.S. Equity Securities and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Portfolios against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of the collateral by the Portfolios. The details of the proportionate share of the Joint Repurchase Agreements open at December 31, 2018 for the Portfolios are reflected in each Portfolio’s Portfolio of Investments. At December 31, 2018, the Joint Repurchase Agreements (on a gross basis, including other customers of JPMorgan) in which the Portfolios participated were as follows:

Citigroup Global Markets, Inc., 2.66%, dated 12/31/18, due 1/7/19, repurchase price $200,103,444, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625% - 3.125%, maturing 2/15/42 - 2/15/46; total market value $210,857,194.

ING Financial Markets LLC, 2.87%, dated 12/31/18, due 1/2/19, repurchase price $100,015,944, collateralized by various U.S. Government Agency Securities, ranging from 1.125% - 1.750%, maturing 4/15/19 - 11/26/19, U.S. Government Treasury Securities, ranging from 1.250% - 3.125%, maturing 7/31/19 - 11/15/28; total market value $102,000,067.

Macquarie Bank Ltd., 2.47%, dated 12/31/18, due 1/2/19, repurchase price $100,013,722, collateralized by various U.S. Government Treasury Securities, ranging from 1.125% - 5.375%, maturing 3/31/20 - 11/15/46; total market value $102,047,859.

Natixis, 2.9%, dated 12/31/18, due 1/2/19, repurchase price $500,080,556, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 7.875%, maturing 9/30/19 - 11/15/46; total market value $510,082,200.

Natwest Markets Securities, Inc., 2.9%, dated 12/31/18, due 1/2/19, repurchase price $200,032,222, collateralized by various U.S. Government Treasury Securities, ranging from 0.875% - 3.625%, maturing 8/15/19 - 2/15/44; total market value $204,052,204.

NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $150,021,333, collateralized by various Common Stocks; total market value $166,981,839.

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NBC Global Finance Ltd., 2.56%, dated 12/31/18, due 1/2/19, repurchase price $25,003,556, collateralized by various Common Stocks; total market value $27,830,307.

NBC Global Finance Ltd., 2.59%, dated 12/31/18, due 1/7/19, repurchase price $150,075,542, collateralized by various Common Stocks; total market value $166,998,285.

Nomura Securities Co. Ltd., 2.95%, dated 12/31/18, due 1/2/19, repurchase price $250,040,972, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 1.250%, maturing 2/15/19 - 5/15/39; total market value $255,000,000.

Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $100,046,861, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 7.125%, maturing 1/3/19 - 2/15/48; total market value $102,000,000.

Societe Generale SA, 2.41%, dated 12/31/18, due 1/7/19, repurchase price $250,117,153, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 7.500%, maturing 1/3/19 - 2/15/47; total market value $255,000,000.

Societe Generale SA, 2.53%, dated 12/31/18, due 1/2/19, repurchase price $250,035,139, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750% - 8.000%, maturing 9/30/19 - 8/15/46; total market value $273,868,971.

Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $100,049,778, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750% - 8.000%, maturing 9/30/19 - 8/15/46; total market value $109,547,588.

Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $100,049,778, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750% - 8.000%, maturing 9/30/19 - 8/15/46; total market value $109,547,588.

Societe Generale SA, 2.56%, dated 12/31/18, due 1/7/19, repurchase price $150,074,667, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.750% - 8.000%, maturing 9/30/19 - 8/15/46; total market value $164,321,382.

Securities Lending:

During the year ended December 31, 2018, certain Portfolios entered into securities lending transactions. To generate additional income, a Portfolio may lend its portfolio securities, up to 30% of the market value of the Portfolio’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Portfolio or the borrower at anytime.

The Portfolios’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements or government money market funds and shown in the Portfolio of Investments and included in calculating the Portfolio’s total assets. U.S. Government securities received as collateral, if any, are held in safekeeping by JPMorgan and cannot be sold or repledged by the Portfolio and accordingly are not reflected in the Portfolio’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

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The Portfolios receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Portfolios may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Such liabilities, if any, are reflected in the Statements of Assets and Liabilities under “Payable for return of collateral on securities loaned”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by FMG LLC. Loans are subject to termination by a Portfolio or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Portfolios receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Portfolios within a calendar year and 92% thereafter.

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Portfolio may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Portfolio sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Portfolio by purchasing replacement securities at JPMorgan’s expense, or paying the Portfolio an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Portfolio and JPMorgan.

At December 31, 2018, the Securities Lending Agreement does not permit the Portfolio to enforce a netting arrangement.

Market and Credit Risk:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, forward commitments and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Portfolio generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Portfolio generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of December 31, 2018, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Portfolio is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

Forward commitments and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Portfolio may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Portfolios may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s NAV.

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Because certain Portfolios invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Portfolio’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Portfolio to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Management of the Trust

The Trust, on behalf of each Portfolio, has entered into two separate investment management agreements (the “Management Agreements”) with FMG LLC. With the exception of the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the AXA Strategic Allocation Series Portfolios and the ETF Portfolios, the Management Agreements state that the Adviser will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Sub-Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Sub-Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; (v) apprise the Trustees of the Trust of developments materially affecting the Portfolios; and (vi) carry out the directives of the Board. With respect to the Management Agreement for the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the AXA Strategic Allocation Series Portfolios and the ETF Portfolios, the Management Agreement provides that the Adviser will, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds and ETFs in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trustees of the developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board. For its services under the Management Agreements, the Adviser is entitled to receive an

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annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Growth-Alt 20	0.100% of average daily net assets
AXA/Franklin Templeton Allocation Managed Volatility	0.050% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Strategy	0.1000	0.0925	0.0900	0.0875
AXA Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Balanced Strategy	0.1000	0.0925	0.0900	0.0875
AXA Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Growth Strategy	0.1000	0.0925	0.0900	0.0875
AXA Aggressive Strategy	0.1000	0.0925	0.0900	0.0875
AXA 500 Managed Volatility	0.4500	0.4250	0.4000	0.3500
AXA 400 Managed Volatility	0.4500	0.4250	0.4000	0.3500
AXA 2000 Managed Volatility	0.4500	0.4250	0.4000	0.3500
AXA International Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM International Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Large Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Mid Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Small Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT DoubleLine Opportunistic Bond	0.600%	0.575%	0.550%	0.530%	0.520%
AXA/AB Short Duration Government Bond	0.450	0.430	0.410	0.390	0.380
EQ/Franklin Strategic Income	0.590	0.490	0.440	0.430	0.370
EQ/Money Market	0.350	0.325	0.280	0.270	0.250
EQ/PIMCO Global Real Return	0.600	0.575	0.550	0.530	0.520
EQ/PIMCO Real Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Total Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Ultra Short Bond	0.500	0.475	0.450	0.430	0.420

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT DoubleLine Dynamic Allocation	0.750	0.700	0.675	0.650	0.625
1290 VT Equity Income	0.750	0.700	0.675	0.650	0.625
1290 VT GAMCO Mergers & Acquisitions	0.900	0.850	0.825	0.800	0.775
1290 VT GAMCO Small Cap Value	0.750	0.700	0.675	0.650	0.625
1290 VT High Yield Bond	0.600	0.580	0.560	0.540	0.530
1290 VT Micro Cap	0.850	0.800	0.775	0.750	0.725
1290 VT Small Cap Value	0.800	0.750	0.725	0.700	0.675
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

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December 31, 2018

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Global Equity Managed Volatility	0.750%	0.700%	0.675%	0.650%	0.625%
AXA International Core Managed Volatility	0.600	0.575	0.525	0.500	0.475
AXA International Value Managed Volatility	0.600	0.575	0.525	0.500	0.475
AXA Large Cap Core Managed Volatility	0.500	0.475	0.425	0.400	0.375
AXA Large Cap Growth Managed Volatility	0.500	0.475	0.425	0.400	0.375
AXA Large Cap Value Managed Volatility	0.500	0.475	0.425	0.400	0.375
AXA Mid Cap Value Managed Volatility	0.550	0.525	0.475	0.450	0.425
AXA/AB Dynamic Aggressive Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Dynamic Moderate Growth	0.750	0.700	0.675	0.650	0.625
AXA/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
AXA/ClearBridge Large Cap Growth	0.650	0.600	0.575	0.550	0.525
AXA/Franklin Balanced Managed Volatility	0.650	0.600	0.575	0.550	0.525
AXA/Franklin Small Cap Value Managed Volatility	0.700	0.650	0.625	0.600	0.575
AXA/Goldman Sachs Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Invesco Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
AXA/JPMorgan Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Legg Mason Strategic Allocation	0.800	0.750	0.725	0.700	0.675
AXA/Loomis Sayles Growth	0.750	0.700	0.675	0.650	0.625
AXA/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
AXA/Templeton Global Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/American Century Mid Cap Value	0.900	0.850	0.825	0.800	0.775
EQ/BlackRock Basic Value Equity	0.600	0.550	0.525	0.500	0.475
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Select Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
EQ/Fidelity Institutional AMSM Large Cap	0.540	0.500	0.475	0.450	0.425
EQ/Franklin Rising Dividends	0.600	0.550	0.510	0.490	0.475
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/Goldman Sachs Mid Cap Value	0.770	0.750	0.725	0.680	0.670
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/Invesco Global Real Estate	0.735	0.700	0.675	0.650	0.625
EQ/Invesco International Growth	0.710	0.700	0.675	0.650	0.625
EQ/Ivy Energy	0.850	0.800	0.775	0.750	0.725
EQ/Ivy Mid Cap Growth	0.850	0.800	0.775	0.750	0.725
EQ/Ivy Science and Technology	0.850	0.800	0.775	0.750	0.725
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/Lazard Emerging Markets Equity	1.000	0.950	0.925	0.900	0.875
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS International Value	0.860	0.820	0.700	0.700	0.700
EQ/MFS Technology	0.750	0.700	0.675	0.650	0.625
EQ/MFS Utilities Series	0.730	0.700	0.670	0.650	0.625
EQ/Oppenheimer Global	0.850	0.800	0.775	0.750	0.725
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625

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December 31, 2018

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/T. Rowe Price Health Sciences	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Energy	0.500%	0.450%	0.425%
1290 VT Low Volatility Global Equity	0.500	0.450	0.425
1290 VT Multi-Alternative Strategies	0.500	0.450	0.425
1290 VT Natural Resources	0.500	0.450	0.425
1290 VT Real Estate	0.500	0.450	0.425
1290 VT Socially Responsible	0.500	0.450	0.425
EQ/Common Stock Index	0.350	0.300	0.275
EQ/Core Bond Index	0.350	0.300	0.275
EQ/Equity 500 Index	0.250	0.200	0.175
EQ/Intermediate Government Bond	0.350	0.300	0.275
EQ/International Equity Index	0.400	0.350	0.325
EQ/Large Cap Growth Index	0.350	0.300	0.275
EQ/Large Cap Value Index	0.350	0.300	0.275
EQ/Mid Cap Index	0.350	0.300	0.275
EQ/Small Company Index	0.250	0.200	0.175

Prior to October 1, 2018 the following Portfolios’ management fees were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%

With the exception of the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, ETF Portfolios, and AXA Strategic Allocation Series Portfolios, the Adviser has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of investment sub-advisory services provided to the Portfolios, including the fees of the Sub-Advisers.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, FMG LLC makes available the office space, equipment, personnel and facilities required to provide such

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December 31, 2018

administrative services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each of the AXA/AB Dynamic Aggressive Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios, the Multiadviser Portfolios, the All Asset Growth-Alt 20 Portfolio, AXA Strategic Allocation Series Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, together with each series of the AXA Premier VIP Trust (“VIP”), a separate registered investment company managed by FMG LLC, paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee. The below shows the asset based administration fee rates based on aggregate average daily net assets of the above mentioned Portfolios:

0.140% on the first $60 billion

0.110% on the next $20 billion

0.0875% on the next $20 billion

0.0800% on assets thereafter

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Portfolios

0.100% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0800% on assets thereafter

Prior to October 1, 2018, the Administration fees were as follows:

Each of the AXA/AB Dynamic Aggressive Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, the Tactical Portfolios and the Multiadviser Portfolios paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee. The below shows the asset based administration fee rates based on aggregate average daily net assets of the above mentioned Portfolios:

0.15% on the first $25 billion

0.11% on the next $10 billion

0.10% on the next $5 billion

0.095% on the next $5 billion

0.090% on assets thereafter

Each of the All Asset Growth-Alt 20 Portfolio, AXA Strategic Allocation Series Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio paid, together with each series of VIP the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee. The below shows the asset based administration fee rates based on aggregate average daily net assets of the above mentioned Portfolios:

0.15% of the first $35 billion

0.11% of the next $10 billion

0.090% on assets thereafter

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December 31, 2018

All other Portfolios each paid the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Portfolios

0.10% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0900% on assets thereafter

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator assists the Administrator in providing the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 6	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses (with respect to certain Portfolios) and extraordinary expenses) through April 30, 2019 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K		Class IA+		Class IB+
All Asset Growth-Alt 20	1.10	%*	1.35	%*	1.35	%*
AXA Ultra Conservative Strategy	0.70	*	0.95	*	0.95	*

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December 31, 2018

	Maximum Annual Operating Expense Limit
Portfolios:	Class K		Class IA+		Class IB+
AXA Conservative Strategy	0.70	%*	0.95	%*	0.95	%*
AXA Conservative Growth Strategy	0.75	*	1.00	*	1.00	*
AXA Balanced Strategy	0.80	*	1.05	*	1.05	*
AXA Moderate Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Aggressive Strategy	0.90	*	N/A		1.15	*
AXA/Franklin Templeton Allocation Managed Volatility***	1.00	*	1.25	*	1.25	*
1290 VT Energy	0.65	*	N/A		0.90	*
1290 VT Low Volatility Global Equity	0.65	*	N/A		0.90	*
1290 VT Multi-Alternative Strategies	1.40	*	N/A		1.65	*
1290 VT Convertible Securities**	1.05	*	N/A		1.30	*
1290 VT DoubleLine Dynamic Allocation**	1.00	*	N/A		1.25	*
1290 VT DoubleLine Opportunistic Bond	0.80	*	N/A		1.05	*
1290 VT Equity Income**	0.75		1.00		1.00
1290 VT GAMCO Small Company Value	0.85		1.10		1.10
1290 VT High Yield Bond**	0.80		N/A		1.05
1290 VT Micro Cap	0.90		N/A		1.15
1290 VT Natural Resources	0.65		N/A		0.90
1290 VT Real Estate	0.65		N/A		0.90
1290 VT Small Cap Value	0.90		N/A		1.15
1290 VT SmartBeta Equity	0.90		N/A		1.15
1290 VT Socially Responsible	0.90		1.15		1.15
AXA Global Equity Managed Volatility**	0.90		1.15		1.15
AXA International Core Managed Volatility	0.80		1.05		1.05
AXA International Value Managed Volatility	0.80		1.05		1.05
AXA Large Cap Core Managed Volatility	0.65		0.90		0.90
AXA Large Cap Growth Managed Volatility	0.65		0.90		0.90
AXA Large Cap Value Managed Volatility	0.65		0.90		0.90
AXA Mid Cap Value Managed Volatility	0.75		1.00		1.00
AXA/AB Dynamic Aggressive Growth	0.95	*	N/A		1.20	*
AXA/AB Dynamic Growth	0.95	*	N/A		1.20	*
AXA/AB Dynamic Moderate Growth	0.95	*	1.20	*	1.20	*
AXA/AB Short Duration Government Bond**	0.60		0.85		0.85
AXA/AB Small Cap Growth	0.75		1.00		1.00
AXA/ClearBridge Large Cap Growth	0.80		1.05		1.05
AXA/Franklin Balanced Managed Volatility	0.80		1.05		1.05
AXA/Franklin Small Cap Value Managed Volatility	0.85		1.10		1.10
AXA/Goldman Sachs Strategic Allocation	0.95	*	N/A		1.20	*
AXA/Invesco Strategic Allocation	0.95	*	N/A		1.20	*
AXA/Janus Enterprise**	0.85		1.10		1.10
AXA/JPMorgan Strategic Allocation	0.95	*	N/A		1.20	*
AXA/Legg Mason Strategic Allocation	0.95	*	N/A		1.20	*
AXA/Loomis Sayles Growth	0.80		1.05		1.05
AXA/Morgan Stanley Small Cap Growth	0.90		N/A		1.15
AXA/Templeton Global Equity Managed Volatility**	0.90		1.15		1.15
AXA 500 Managed Volatility	0.60		0.85		0.85
AXA 400 Managed Volatility	0.60		0.85		0.85
AXA 2000 Managed Volatility	0.60		0.85		0.85
AXA International Managed Volatility	0.65		N/A		0.90
ATM International Managed Volatility	0.65		N/A		0.90
ATM Large Cap Managed Volatility	0.60		0.85		0.85

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December 31, 2018

	Maximum Annual Operating Expense Limit
Portfolios:	Class K		Class IA+	Class IB+
ATM Mid Cap Managed Volatility	0.60%		0.85%	0.85%
ATM Small Cap Managed Volatility	0.60		0.85	0.85
EQ/American Century Mid Cap Value	0.75	*	N/A	1.00	*
EQ/BlackRock Basic Value Equity	0.70		0.95	0.95
EQ/Capital Guardian Research	0.72		0.97	0.97
EQ/ClearBridge Select Equity Managed Volatility	0.80		1.05	1.05
EQ/Core Bond Index	0.47		0.72	0.72
EQ/Emerging Markets Equity PLUS	0.95		N/A	1.20
EQ/Fidelity Institutional AMSM Large Cap	0.62	*	N/A	0.87	*
EQ/Franklin Rising Dividends	0.62	*	N/A	0.87	*
EQ/Franklin Strategic Income	0.68	*	N/A	0.93	*
EQ/Global Bond PLUS	0.70		0.95	0.95
EQ/Goldman Sachs Mid Cap Value	0.84	*	N/A	1.09	*
EQ/Invesco Comstock	0.75		1.00	1.00
EQ/Invesco Global Real Estate	1.02	*	N/A	1.27	*
EQ/Invesco International Growth	0.93	*	N/A	1.18	*
EQ/Ivy Energy	0.94	*	N/A	1.19	*
EQ/Ivy Mid Cap Growth	0.85	*	N/A	1.10	*
EQ/Ivy Science and Technology	0.90	*	N/A	1.15	*
EQ/JPMorgan Value Opportunities	0.75		1.00	1.00
EQ/Lazard Emerging Markets Equity	1.13	*	N/A	1.38	*
EQ/MFS International Growth**	0.95		1.20	1.20
EQ/MFS International Value	0.90	*	N/A	1.15	*
EQ/MFS Technology	0.89	*	N/A	1.14	*
EQ/MFS Utilities Series	0.80	*	N/A	1.05	*
EQ/Oppenheimer Global**	0.95		1.20	1.20
EQ/PIMCO Global Real Return	0.75		N/A	1.00
EQ/PIMCO Real Return	0.50	*	N/A	0.75	*
EQ/PIMCO Total Return	0.50	*	N/A	0.75	*
EQ/PIMCO Ultra Short Bond**	0.60		0.85	0.85
EQ/Quality Bond PLUS	0.60		0.85	0.85
EQ/T. Rowe Price Growth Stock	0.75		1.00	1.00
EQ/T. Rowe Price Health Sciences	0.95	*	N/A	1.20	*
EQ/UBS Growth and Income	0.80		1.05	1.05
Multimanager Aggressive Equity	0.75		1.00	1.00
Multimanager Core Bond	0.65		0.90	0.90
Multimanager Mid Cap Growth	0.85		1.10	1.10
Multimanager Mid Cap Value	0.85		1.10	1.10
Multimanager Technology**	1.00		1.25	1.25

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.
**

Effective October 1, 2018, the Adviser voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed both prior to and subsequent to October 1, 2018 through December 31, 2018.

***	Effective October 1, 2018, the Adviser voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed both prior to and subsequent to October 1, 2018.
N/A	The shares of the Portfolio class are not currently offered for sale.

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December 31, 2018

Prior to May 1, 2018, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K		Class IA+	Class IB+
AXA/Goldman Sachs Strategic Allocation	1.00	%*	N/A	1.25	%*
AXA/Invesco Strategic Allocation	1.00	*	N/A	1.25	*
AXA/Legg Mason Strategic Allocation	1.00	*	N/A	1.25	*
EQ/T. Rowe Price Growth Stock	0.80		1.05	1.05

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. During the year ended December 31, 2018, the following Portfolios incurred recoupment fees:

Portfolios:	Recoupment Fees
All Asset Growth-Alt 20	$12,920
AXA Conservative Growth Strategy	22,670
AXA/AB Dynamic Growth	5,152

$40,742

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2018, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2019	2020	2021	Total Eligible For Recoupment
AXA Ultra Conservative Strategy	$337,831	$130,957	$52,088	$520,876
AXA Conservative Strategy	594,251	435,173	248,166	1,277,590
AXA Conservative Growth Strategy	536,941	267,883	65,722	870,546
1290 VT Energy	75,612	86,517	108,881	271,010
1290 VT Low Volatility Global Equity	71,773	87,047	106,657	265,477
1290 VT Multi-Alternative Strategies	—	51,325	120,634	171,959
1290 VT Micro Cap	—	181,381	277,579	458,960
1290 VT Natural Resources	137,202	136,791	119,645	393,638
1290 VT Real Estate	84,308	127,280	139,839	351,427
1290 VT Small Cap Value	—	260,766	268,799	529,565
1290 VT SmartBeta Equity	—	70,803	92,217	163,020
AXA/AB Dynamic Aggressive Growth	—	67,811	208,337	276,148
AXA/AB Dynamic Growth	50,188	8,299	43,669	102,156
AXA/Franklin Small Cap Value Managed Volatility	—	93,460	160,260	253,720
AXA/Goldman Sachs Strategic Allocation	—	—	134,066	134,066
AXA/Invesco Strategic Allocation	—	—	78,655	78,655
AXA/JPMorgan Strategic Allocation	—	67,982	176,745	244,727
AXA/Legg Mason Strategic Allocation	—	—	151,816	151,816
AXA/Loomis Sayles Growth	—	329,848	509,166	839,014
AXA/Morgan Stanley Small Cap Growth	—	163,305	243,767	407,072
AXA 400 Managed Volatility	—	5,353	20,952	26,305
ATM Mid Cap Managed Volatility	—	57,756	93,453	151,209
ATM Small Cap Managed Volatility	—	29,237	35,768	65,005
EQ/American Century Mid Cap Value	—	—	213,815	213,815
EQ/Capital Guardian Research	233,827	250,271	270,835	754,933
EQ/ClearBridge Select Equity Managed Volatility	—	264,323	319,317	583,640
EQ/Emerging Markets Equity PLUS	—	64,536	87,153	151,689
EQ/Fidelity Institutional AMSM Large Cap	—	—	148,274	148,274
EQ/Franklin Rising Dividends	—	—	90,926	90,926
EQ/Franklin Strategic Income	—	—	82,013	82,013
EQ/Global Bond PLUS	—	107,172	147,675	254,847
EQ/Goldman Sachs Mid Cap Value	—	—	68,330	68,330
EQ/Invesco Comstock	140,746	128,927	106,287	375,960
EQ/Invesco Global Real Estate	—	—	2,595	2,595
EQ/Invesco International Growth	—	—	37,197	37,197
EQ/Ivy Energy	—	—	58,043	58,043
EQ/Ivy Mid Cap Growth	—	—	134,698	134,698
EQ/Ivy Science and Technology	—	—	81,317	81,317
EQ/Lazard Emerging Markets Equity	—	—	82,887	82,887
EQ/MFS International Value	—	—	243,384	243,384
EQ/MFS Technology	—	—	56,383	56,383
EQ/MFS Utilities Series	—	—	78,670	78,670
EQ/PIMCO Global Real Return	108,544	132,894	86,830	328,268
EQ/PIMCO Real Return	—	—	90,526	90,526
EQ/PIMCO Total Real Return	—	—	143,559	143,559

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Portfolios:	2019	2020	2021	Total Eligible For Recoupment
EQ/T. Rowe Price Growth Stock	$—	$—	$1,028,027	$1,028,027
EQ/T. Rowe Price Health Sciences	—	—	109,930	109,930
EQ/UBS Growth and Income	132,746	136,721	146,441	415,908
Multimanager Core Bond	—	507,416	721,700	1,229,116
Multimanager Mid Cap Growth	—	242,200	437,223	679,423
Multimanager Mid Cap Value	—	265,851	378,768	644,619

During the year ended December 31, 2018, FMG LLC voluntarily waived fees for certain Portfolios. The amounts waived were as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
1290 VT Convertible Securities	$39,788
1290 VT DoubleLine Dynamic Allocation	45,861
1290 VT DoubleLine Opportunistic Bond	77,879	*
1290 VT Equity Income	271,726
1290 VT High Yield Bond	47,154
AXA Global Equity Managed Volatility	285,111
AXA International Value Managed Volatility	150,000
AXA Large Cap Value Managed Volatility	120,927
AXA/AB Short Duration Government Bond	32,814
AXA/Goldman Sachs Strategic Allocation	200,205
AXA/Invesco Strategic Allocation	38,568
AXA/Janus Enterprise	58,998
AXA/Legg Mason Strategic Allocation	62,100
AXA/Templeton Global Equity Managed Volatility	46,206
EQ/BlackRock Basic Value Equity	430,642	*
EQ/Large Cap Value Index	1,871
EQ/MFS International Growth	245,043
EQ/Mid Cap Index	5,497
EQ/Oppenheimer Global	79,403
EQ/PIMCO Ultra Short Bond	216,279
EQ/T. Rowe Price Growth Stock	486,272
Multimanager Technology	444,258

*	Voluntary waiver amounts do not correlate to the Statement of Operations, which include recoupment fees pursuant to the Expense Limitation Agreement.

During the year ended December 31, 2018, the Distributor voluntarily waived $1,634,724 of distribution fees for the EQ/Money Market Portfolio’s Class IA and Class IB shares. This amount is not eligible for recoupment.

Note 7	Percentage of Ownership by Affiliates

At December 31, 2018, AXA Equitable and/or FMG LLC held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
1290 VT Energy	23%
1290 VT Multi-Alternative Strategies	100
1290 VT Convertible Securities	45
1290 VT DoubleLine Dynamic Allocation	21
1290 VT SmartBeta Equity	65
AXA/AB Dynamic Aggressive Growth	10
AXA/JP Morgan Strategic Allocation	12

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Shares of the Portfolios may be held as underlying investments by the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategic Allocation Series Portfolios of the Trust, and each series of the AXA Premier VIP Trust. The following tables represent the percentage of ownership that each of the All Asset Growth-Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA Strategic Allocation Series Portfolios, and each series of the AXA Premier VIP Trust has in each respective Portfolio’s net assets as of December 31, 2018.

Portfolios:	All Asset Growth-Alt 20	AXA/Franklin Templeton Allocation Managed Volatility
1290 VT Low Volatility Global Equity	58.11%	—%
1290 VT DoubleLine Opportunistic Bond	1.97	—
1290 VT Equity Income	0.97	—
1290 VT GAMCO Mergers & Acquisitions	7.20	—
1290 VT GAMCO Small Company Value	0.66	—
1290 VT High Yield Bond	4.84	—
1290 VT Natural Resources	64.31	—
1290 VT Real Estate	48.97	—
AXA/AB Small Cap Growth	1.11	—
AXA/Franklin Balanced Managed Volatility	—	32.83
AXA/Janus Enterprise	0.18	—
AXA/Loomis Sayles Growth	2.70	—
AXA/Templeton Global Equity Managed Volatility	—	51.32
AXA 500 Managed Volatility	—	4.28
EQ/BlackRock Basic Value Equity	0.85	—
EQ/Emerging Markets Equity PLUS	14.84	—
EQ/Global Bond PLUS	7.45	—
EQ/Intermediate Government Bond	0.07	—
EQ/International Equity Index	0.63	—
EQ/Invesco Comstock	5.98	—
EQ/JPMorgan Value Opportunities	2.04	—
EQ/MFS International Growth	1.75	—
EQ/PIMCO Global Real Return	13.63	—
EQ/PIMCO Ultra Short Bond	0.45	—
EQ/T. Rowe Price Growth Stock	1.20	—
Multimanager Core Bond	0.90	—

Portfolios:	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA/AB Short Duration Government Bond	—%	4.92%	6.15%	13.03%	21.17%	11.89%	6.09%
AXA 500 Managed Volatility	0.80	0.97	4.01	11.78	29.42	25.05	21.47
AXA 400 Managed Volatility	0.93	0.40	1.39	4.37	11.32	10.51	8.86
AXA 2000 Managed Volatility	0.61	0.94	3.90	11.48	27.89	22.25	17.45

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Portfolios:	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA International Managed Volatility	0.78%	0.99%	4.28%	12.49%	30.78%	25.30%	20.33%
EQ/Core Bond Index	—	2.96	4.66	9.03	15.01	7.92	3.76
EQ/Intermediate Government Bond	12.01	3.02	4.82	9.29	15.18	8.10	3.88

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
1290 VT DoubleLine Opportunistic Bond	8.42%	7.52%	37.52%	26.05%	4.13%
1290 VT Equity Income	1.24	2.53	17.42	29.76	13.03
1290 VT GAMCO Small Company Value	0.21	0.43	3.50	5.74	2.59
1290 VT High Yield Bond	6.98	5.58	28.16	16.51	1.96
1290 VT Micro Cap	0.78	2.60	18.48	39.87	18.06
1290 VT Small Cap Value	—	2.86	18.89	30.73	10.74
AXA Global Equity Managed Volatility	0.26	0.93	9.04	13.74	6.72
AXA International Core Managed Volatility	0.30	0.76	7.93	12.51	5.23
AXA International Value Managed Volatility	0.27	0.85	6.62	10.83	6.33
AXA Large Cap Core Managed Volatility	0.75	1.36	8.83	15.63	7.73
AXA Large Cap Growth Managed Volatility	0.29	0.61	3.69	5.91	2.58
AXA Large Cap Value Managed Volatility	0.16	0.47	3.07	6.16	3.55
AXA/AB Small Cap Growth	0.19	0.85	9.99	16.47	5.49
AXA/Franklin Small Cap Value Managed Volatility	—	1.36	11.58	24.63	11.92
AXA/Loomis Sayles Growth	1.07	1.28	11.14	17.24	10.56
AXA/Morgan Stanley Small Cap Growth	1.03	1.84	16.16	38.93	18.22
ATM International Managed Volatility	1.22	3.47	29.67	45.32	20.32
ATM Large Cap Managed Volatility	2.07	4.17	26.44	43.75	23.57
ATM Mid Cap Managed Volatility	5.13	8.29	26.82	38.08	21.68
ATM Small Cap Managed Volatility	0.48	3.44	24.40	50.96	20.71
EQ/BlackRock Basic Value Equity	0.77	1.06	7.22	13.01	6.18
EQ/Core Bond Index	3.22	2.72	13.24	9.05	1.09
EQ/Global Bond PLUS	8.70	7.00	34.50	4.18	—
EQ/Intermediate Government Bond	4.14	3.45	16.79	12.55	1.44
EQ/International Equity Index	0.06	0.12	1.41	4.06	3.42
EQ/JPMorgan Value Opportunities	1.63	2.79	17.41	23.65	8.25
EQ/Large Cap Growth Index	0.11	0.15	0.92	1.44	1.17
EQ/MFS International Growth	0.79	2.36	22.89	31.18	14.85
EQ/PIMCO Ultra Short Bond	9.18	8.02	39.21	26.47	2.58

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Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/Quality Bond PLUS	2.14%	1.89%	9.22%	7.16%	0.76%
EQ/T. Rowe Price Growth Stock	0.35	0.41	2.18	4.47	1.31
Multimanager Core Bond	5.76	5.05	25.24	18.47	2.42
Multimanager Mid Cap Growth	1.93	2.52	7.84	10.31	4.25
Multimanager Mid Cap Value	1.21	2.21	15.83	12.14	4.04

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
1290 VT Energy	0.91%	2.32%	3.55%	4.08%	2.91%	—%	—%	—%
1290 VT Low Volatility Global Equity	1.53	2.91	3.16	2.05	1.12	—	—	—
1290 VT Convertible Securities	12.27	10.16	7.12	2.92	0.97	—	—	—
1290 VT DoubleLine Opportunistic Bond	—	—	—	—	—	4.02	—	—
1290 VT GAMCO Mergers & Acquisitions	0.20	0.25	0.29	0.11	0.03	—	—	—
1290 VT GAMCO Small Company Value	0.01	0.02	0.02	0.01	0.01	—	—	1.74
1290 VT High Yield Bond	0.78	0.61	0.38	0.13	0.02	9.59	—	—
1290 VT Micro Cap	0.08	0.18	0.20	0.13	0.07	—	19.29	—
1290 VT Natural Resources	0.28	0.72	0.94	1.05	0.78	—	—	—
1290 VT Real Estate	0.40	1.05	1.37	1.36	0.94	—	—	—
1290 VT Small Cap Value	—	—	—	—	—	—	—	35.54
1290 VT SmartBeta Equity	0.72	1.26	1.56	1.01	0.56	—	—	—
AXA/AB Small Cap Growth	0.02	0.03	0.04	0.02	0.01	—	—	—
AXA/ClearBridge Large Cap Growth	0.10	0.18	0.20	0.12	0.07	—	—	—
AXA/Janus Enterprise	0.05	0.10	0.11	0.07	0.04	—	—	—
AXA/Morgan Stanley Small Cap Growth	—	—	—	—	—	—	23.78	—
EQ/BlackRock Basic Value Equity	0.02	0.04	0.04	0.03	0.01	—	—	—
EQ/Capital Guardian Research	0.18	0.32	0.35	0.23	0.12	—	—	—

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Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
EQ/Core Bond Index	—%	—	# %	—	# %	—	# %	—%		1.10%	—%	—%
EQ/Emerging Markets Equity PLUS	0.59	1.09		1.18		0.78		0.43		—	—	—
EQ/Global Bond PLUS	0.90	0.70		0.43		0.14		0.03		—	—	—
EQ/Intermediate Government Bond	0.03	0.02		0.01		—	#	—	#	—	—	—
EQ/International Equity Index	0.05	0.09		0.11		0.07		0.04		—	—	—
EQ/Invesco Comstock	0.14	0.28		0.30		0.19		0.11		—	—	—
EQ/MFS International Growth	0.04	0.07		0.08		0.05		0.03		—	—	—
EQ/PIMCO Global Real Return	2.20	1.68		1.05		0.35		0.07		10.18	—	—
EQ/PIMCO Ultra Short Bond	0.17	0.13		0.09		0.03		0.01		—	—	—
EQ/Quality Bond PLUS	—	—		—		—		—		2.69	—	—
EQ/T. Rowe Price Growth Stock	0.02	0.04		0.05		0.03		0.02		—	—	—
Multimanager Core Bond	0.34	0.26		0.16		0.05		0.01		—	—	—
Multimanager Mid Cap Value	0.31	0.56		0.62		0.39		0.22		—	—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
1290 VT High Yield Bond	1.81%	4.41%	2.26%	1.21%	—%
EQ/BlackRock Basic Value Equity	0.07	0.25	0.21	0.20	0.07
EQ/Core Bond Index	0.13	0.26	0.13	0.05	—
EQ/Emerging Markets Equity PLUS	2.70	13.40	12.53	10.87	2.72
EQ/Equity 500 Index	0.17	0.89	0.97	0.84	0.20
EQ/Global Bond PLUS	1.39	2.90	1.49	0.57	—
EQ/International Equity Index	0.26	1.15	1.10	0.98	0.23
EQ/MFS International Growth	0.09	0.62	0.68	0.58	0.20
EQ/PIMCO Ultra Short Bond	0.23	0.46	0.23	0.10	—
EQ/Quality Bond PLUS	0.31	0.61	0.32	0.13	—
EQ/Small Company Index	0.12	0.91	0.96	0.80	0.24
Multimanager Aggressive Equity	0.05	0.21	0.14	0.11	0.07
Multimanager Mid Cap Growth	0.39	0.83	0.58	0.44	0.05
Multimanager Mid Cap Value	0.50	1.28	0.63	0.59	0.06

The Portfolio is permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board. The

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December 31, 2018

procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price. The 17a-7 transactions which are material to the Portfolios are reflected in the Portfolio of Investments.

Note 8	Substitution, Reorganization and In-Kind Transaction

At a meeting held on September 19-20, 2017, the Board approved the establishment of each portfolio listed below as a series of the Trust (each a “Replacement Portfolio” and together, the “Replacement Portfolios”) and the substitution of shares of the Replacement Portfolios for shares of certain registered investment companies (“VIT”) which were offered as an underlying investment option for certain variable annuity contracts and/or variable life insurance contracts issued by AXA Equitable Life, subject to the approval of the Securities and Exchange Commission, which was subsequently obtained. On October 19, 2018, shareholders of each VIT redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to the corresponding Replacement Portfolio which each commenced operations on October 22, 2018.

The Replacement Portfolios received securities in-kind and cash at the commencement of operations in the amounts listed below:

Portfolios:	Commencement Date	Class	Securities in-kind		Cash
EQ/American Century Mid Cap Value	10/22/2018	Class IB	$279,556,309		$8,700,152
EQ/Fidelity Institutional AMSM Large Cap	10/22/2018	Class IB	679,034,658		65,920,856
EQ/Fidelity Institutional AMSM Large Cap	10/22/2018	Class K	4,491,429		436,029
EQ/Franklin Rising Dividends	10/22/2018	Class IB	146,138,576		1,257,005
EQ/Franklin Strategic Income	10/22/2018	Class IB	75,065,871	*	37,957,152
EQ/Goldman Sachs Mid Cap Value	10/22/2018	Class IB	92,328,912		1,231,681
EQ/Invesco Global Real Estate	10/22/2018	Class IB	195,591,198		5,291,830
EQ/Invesco International Growth	10/22/2018	Class IB	148,497,729		21,227,132
EQ/Ivy Energy	10/22/2018	Class IB	103,383,963		995,258
EQ/Ivy Mid Cap Growth	10/22/2018	Class IB	260,404,882		5,742,942
EQ/Ivy Science and Technology	10/22/2018	Class IB	134,345,045		6,178,801
EQ/Lazard Emerging Markets Equity	10/22/2018	Class IB	202,427,504		149,537,065
EQ/MFS International Value	10/22/2018	Class IB	774,155,411		35,673,543
EQ/MFS Technology	10/22/2018	Class IB	201,051,725		7,638,449
EQ/MFS Utilities Series	10/22/2018	Class IB	166,103,256		8,563,334
EQ/MFS Utilities Series	10/22/2018	Class K	61,252		3,158
EQ/PIMCO Real Return	10/22/2018	Class IB	75,665,174	*	12,473,407
EQ/PIMCO Total Return	10/22/2018	Class IB	238,715,079	*	10,897,119
EQ/T. Rowe Price Health Sciences	10/22/2018	Class IB	173,037,053		3,133,501

*	The Securities In-Kind amount includes accrued income purchased of $678,488, $188,044, and $1,223,478 for EQ/Franklin Strategic Income, EQ/PIMCO Real Return, and EQ/PIMCO Total Return, respectively.

The following transactions occurred during 2017:

After the close of business on May 19, 2017, All Asset Growth-Alt 20 Portfolio acquired the net assets of the All Asset Aggressive-Alt 25 Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the All Asset Growth-Alt 20 Portfolio issuing 1,656,843 Class IB shares and 90,007 Class K shares (valued at $33,278,179 and $1,801,349 for

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Class IB and Class K, respectively) in exchange for 2,644,924 Class IB shares and 143,088 Class K shares of the All Asset Aggressive-Alt 25 Portfolio. The securities held by All Asset Aggressive-Alt 25 Portfolio, with a fair value of $35,074,318 and identified cost of $33,150,563 at May 19, 2017, were the principal assets acquired by All Asset Growth-Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth-Alt 20 Portfolio were recorded at fair value; however, the cost basis of the investments from All Asset Aggressive-Alt 25 Portfolio was carried forward to align ongoing reporting of All Asset Growth-Alt 20 Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. All Asset Aggressive-Alt 25 Portfolio’s net assets at the merger date of $35,079,528, including $1,923,755 of unrealized appreciation, $(43,337) of undistributed net investment loss and $142,856 of undistributed net realized gain on investments, were combined with those of All Asset Growth-Alt 20 Portfolio.

After the close of business on May 19, 2017, All Asset Growth-Alt 20 Portfolio acquired the net assets of the All Asset Aggressive-Alt 50 Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the All Asset Growth-Alt 20 Portfolio issuing 172,616 Class IB shares (valued at $3,467,048) in exchange for 357,452 Class IB shares of the All Asset Aggressive-Alt 50 Portfolio. Securities held by All Asset Aggressive-Alt 50 Portfolio, with a value of $3,501,374 at May 19, 2017, were the principal assets acquired by All Asset Growth-Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth-Alt 20 Portfolio were recorded at fair value. All Asset Aggressive-Alt 50 Portfolio’s net assets at the merger date of $3,467,048 were combined with those of All Asset Growth-Alt 20 Portfolio.

After the close of business on May 19, 2017, All Asset Growth-Alt 20 Portfolio acquired the net assets of the All Asset Aggressive-Alt 75 Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the All Asset Growth-Alt 20 Portfolio issuing 161,082 Class IB (valued at $3,235,384) in exchange for 352,394 Class IB shares of the All Asset Aggressive-Alt 75 Portfolio. Securities held by All Asset Aggressive-Alt 75 Portfolio, with a value of $3,270,032 at May 19, 2017, were the principal assets acquired by All Asset Growth-Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth-Alt 20 Portfolio were recorded at fair value. All Asset Aggressive-Alt 75 Portfolio’s net assets at the merger date of $3,235,384 were combined with those of All Asset Growth-Alt 20 Portfolio.

After the close of business on May 19, 2017, All Asset Growth-Alt 20 Portfolio acquired the net assets of the CharterSM Alternative 100 Moderate Portfolio, a series of the AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the All Asset Growth-Alt 20 Portfolio issuing 420,173 Class IB shares (valued at $8,439,300) in exchange for 916,272 Class B shares of the CharterSM Alternative 100 Moderate Portfolio. Money market investments held by CharterSM Alternative 100 Moderate Portfolio, with a fair value of $7,837,610 and identified cost of $7,837,602 at May 19, 2017, were the principal assets acquired by All Asset Growth-Alt 20 Portfolio. For U.S. GAAP purposes, assets received and shares issued by All Asset Growth-Alt 20 Portfolio were recorded at fair value; however, the cost basis of the investments from CharterSM Alternative 100 Moderate Portfolio was carried forward to align ongoing reporting of All

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Asset Growth-Alt 20 Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. CharterSM Alternative 100 Moderate Portfolio’s net assets at the merger date of $8,439,300, including $8 of unrealized appreciation, $(11,968) of undistributed net investment loss and $(1,185,671) of undistributed net realized loss on investments, were combined with those of All Asset Growth-Alt 20 Portfolio.

Prior to the four acquisitions described above, the net assets of the All Asset Growth-Alt 20 Portfolio totaled $283,099,600. Immediately after the acquisitions, the net assets of the All Asset Growth-Alt 20 Portfolio totaled $333,320,860.

As certain unit holders were not eligible to hold Class IB shares, immediately following the above mergers, there was a transfer of $14,601,726 from Class IB to Class IA (representing 718,232 and 720,067 shares, respectively).

After the close of business on May 19, 2017, EQ/PIMCO Global Real Return acquired the net assets of the CharterSM Real Assets Portfolio, a series of the AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the EQ/ PIMCO Global Real Return Portfolio issuing 511,385 Class IB shares (valued at $5,040,464) in exchange for 549,024 Class B shares of the CharterSM Real Assets Portfolio. Money market investments held by CharterSM Real Assets Portfolio, with a value of $4,878,686 at May 19, 2017, were the principal assets acquired by EQ/PIMCO Global Real Return Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/PIMCO Global Real Return Portfolio were recorded at fair value. CharterSM Real Assets Portfolio’s net assets at the merger date of $5,040,464 were combined with those of EQ/PIMCO Global Real Return Portfolio. Prior to the acquisition, the net assets of the EQ/PIMCO Global Real Return Portfolio totaled $73,839,340. Immediately after the acquisition, the net assets of the EQ/PIMCO Global Real Return Portfolio totaled $78,879,804.

After the close of business on May 19, 2017, 1290 VT DoubleLine Opportunistic Bond Portfolio acquired the net assets of the CharterSM Interest Rate Strategies Portfolio and the CharterSM Income Strategies Portfolio, each a series of the AXA Premier VIP Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contractholders of CharterSM Interest Rate Strategies Portfolio and CharterSM Income Strategies Portfolio on March 28, 2017 and April 17, 2017, respectively. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable Investment objectives. The reorganization was accomplished by a taxable exchange resulting in the 1290 VT DoubleLine Opportunistic Bond Portfolio issuing 930,000 Class IB shares (valued at $9,338,628) in exchange for 445,986 and 519,147 Class B shares of the CharterSM Interest Rate Strategies Portfolio and the CharterSM Income Strategies Portfolio, respectively. Money market investment held by CharterSM Interest Rate Strategies Portfolio and the CharterSM Income Strategies Portfolio, with values of $4,035,928 and $4,616,676, respectively, at May 19, 2017, were the principal assets acquired by 1290 VT DoubleLine Opportunistic Bond Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT DoubleLine Opportunistic Bond Portfolio were recorded at fair value. CharterSM Interest Rate Strategies Portfolio and CharterSM Income Strategies Portfolio’s net assets at the merger date of $4,344,751 and $4,993,877, respectively, were combined with those of 1290 VT DoubleLine Opportunistic Bond Portfolio. Prior to the acquisition, the net assets of the 1290 VT DoubleLine Opportunistic Bond Portfolio totaled $181,874,842. Immediately after the acquisition, the net assets of the 1290 VT DoubleLine Opportunistic Bond Portfolio totaled $191,213,470.

1673

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

After the close of business on May 19, 2017, 1290 VT Small Cap Value Portfolio acquired the net assets of the AXA/Pacific Global Small Cap Value Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the 1290 VT Small Cap Value Portfolio issuing 83,331 Class IB shares and 14,885,834 Class K shares (valued at $822,449 and $146,907,492, respectively) in exchange for 96,502 Class IB shares and 17,254,239 Class K shares of the AXA/Pacific Global Small Cap Value Portfolio. The securities held by AXA/ Pacific Global Small Cap Value Portfolio, with a fair value of $147,287,474 and identified cost of $133,632,004 at May 19, 2017, were the principal assets acquired by 1290 VT Small Cap Value Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT Small Cap Value Portfolio were recorded at fair value; however, the cost basis of the investments from AXA/Pacific Global Small Cap Value Portfolio was carried forward to align ongoing reporting of 1290 VT Small Cap Value Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. AXA/Pacific Global Small Cap Value Portfolio’s net assets at the merger date of $147,729,941, including $13,655,470 of unrealized appreciation, $79,361 of undistributed net investment gain and $(356,641) of undistributed net realized loss on investments, were combined with those of 1290 VT Small Cap Value Portfolio. Prior to the acquisition, the net assets of the 1290 VT Small Cap Value Portfolio totaled $166,120,628. Immediately after the acquisition, the net assets of the 1290 VT Small Cap Value Portfolio totaled $313,850,569.

Note 9	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2018, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

Effective January 1, 2019, the following Portfolios’ voluntary expense cap became contractual:

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class IA+	Class IB+
1290 VT Convertible Securities++	1.00%	N/A	1.25%
1290 VT DoubleLine Dynamic Allocation++	0.95%	N/A	1.20%
1290 VT Equity Income	0.70%	0.95%	0.95%
1290 VT High Yield	0.75%	N/A	1.00%
AXA Global Equity Managed Volatility	0.85%	1.10%	1.10%
AXA/AB Short Duration Government Bond	0.55%	0.80%	0.80%
AXA/Janus Enterprise	0.80%	1.05%	1.05%
AXA/Templeton Global Equity Managed Volatility	0.85%	1.10%	1.10%
EQ/MFS International Growth	0.90%	1.15%	1.15%
EQ/Oppenheimer Global	0.90%	1.15%	1.15%
EQ/PIMCO Ultra Short Bond	0.55%	0.80%	0.80%
Multimanager Technology	0.95%	1.20%	1.20%

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.
++	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

Effective February 19, 2019, the Portfolios below were renamed as follows:

Current Portfolio Name	New Portfolio Name
AXA/Invesco Strategic Allocation Portfolio	EQ/Invesco Moderate Allocation Portfolio
AXA/Legg Mason Strategic Allocation Portfolio	EQ/Legg Mason Moderate Allocation Portfolio
AXA/Goldman Sachs Strategic Allocation Portfolio	EQ/Goldman Sachs Moderate Growth Allocation Portfolio
AXA/JPMorgan Strategic Allocation Portfolio	EQ/JPMorgan Growth Allocation Portfolio

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Note 10	Pending Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the United States District Court for the Southern District of New York and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s Suit, the Retiree Suits, and the Noteholder Suits have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the Multimanager Large Cap Core Equity Portfolio (now called AXA Large Cap Core Managed Volatility Portfolio), the EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), the EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) is named as a defendant in the Noteholder Suit and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) the EQ/Small Company Index Portfolio — $61,200; (vi) the EQ/Common Stock Index Portfolio — $18,360; and (vii) the AXA Large Cap Value Managed Volatility Portfolio — $3,359,200.

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2018

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Certain of the Plaintiffs’ claims have been dismissed and in March 2016, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of those claims. In September 2016, Plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court. On May 15, 2018, the Second Circuit reclaimed jurisdiction over the Noteholder and Retiree Suits from the U.S. Supreme Court in anticipation of further review by the Second Circuit in light of the U.S. Supreme Court’s February 2018 ruling in another case, Merit Management Group, LP v FTI Consulting, Inc. (the “Merit Management” case).

The Tribune bankruptcy estate is still pursuing its intentional fraudulent transfer claims in the outstanding Committee’s Suit. In May 2014, defendants in the Committee’s Suit filed a motion to dismiss for failure to state a claim on the grounds that plaintiff failed to plead the intentional fraudulent transfer claim with specificity. In January 2017, the United States District Court for the Southern District of New York dismissed the intentional fraudulent transfer claim against Tribune’s former shareholders, such as the Trust and several of its Portfolios, who sold their shares as part of the public tender offers. No appeal has been taken from that decision, because the Court has not yet certified that decision for immediate appeal to the Second Circuit.

In March 2018, the plaintiff sought leave to amend its complaint in the Committee Suit to add a claim for constructive fraudulent transfer under federal law in light of the U.S. Supreme Court’s ruling in the Merit Management case. That request is now stayed pending further rulings from the Second Circuit on the constructive fraudulent transfer claims under state law being asserted in the Noteholder and Retiree Suits. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

1676

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EQ Advisors Trust and Shareholders of each of the hundred and two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting EQ Advisors Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations, the statements of changes in net assets, and for EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return and EQ/PIMCO Total Return, the statements of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and for EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return and EQ/PIMCO Total Return, the results of each of their cash flows, for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

All Asset Growth-Alt 20 Portfolio (1)	AXA/Morgan Stanley Small Cap Growth Portfolio (1)

AXA Ultra Conservative Strategy Portfolio (1)	EQ/ClearBridge Select Equity Managed Volatility Portfolio (1)

AXA Conservative Strategy Portfolio (1)	AXA/Templeton Global Equity Managed Volatility Portfolio (1)

AXA Conservative Growth Strategy Portfolio (1)	AXA 500 Managed Volatility Portfolio (1)

AXA Balanced Strategy Portfolio (1)	AXA 400 Managed Volatility Portfolio (1)

AXA Moderate Growth Strategy Portfolio (1)	AXA 2000 Managed Volatility Portfolio (1)

AXA Growth Strategy Portfolio (1)	AXA International Managed Volatility Portfolio (1)

AXA Aggressive Strategy Portfolio (1)	ATM International Managed Volatility Portfolio (1)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio (1)	ATM Large Cap Managed Volatility Portfolio (1)

1290 VT Energy Portfolio (1)	ATM Mid Cap Managed Volatility Portfolio (1)

1290 VT Low Volatility Global Equity Portfolio (1)	ATM Small Cap Managed Volatility Portfolio (1)

1290 VT Convertible Securities Portfolio (1)	EQ/BlackRock Basic Value Equity Portfolio (1)

1290 VT DoubleLine Dynamic Allocation Portfolio (1)	EQ/Capital Guardian Research Portfolio (1)

1290 VT DoubleLine Opportunistic Bond Portfolio (1)	EQ/Common Stock Index Portfolio (1)

1290 VT Equity Income Portfolio (1)	EQ/Core Bond Index Portfolio (1)

1290 VT GAMCO Mergers & Acquisitions Portfolio (1)	EQ/Large Cap Value Index Portfolio (1)

1290 VT GAMCO Small Company Value Portfolio (1)	EQ/MFS International Growth Portfolio (1)

1290 VT High Yield Bond Portfolio (1)	EQ/Mid Cap Index Portfolio (1)

1290 VT Micro Cap Portfolio (1)	EQ/Money Market Portfolio (1)

1290 VT Natural Resources Portfolio (1)	EQ/Oppenheimer Global Portfolio (1)

1290 VT Real Estate Portfolio (1)	EQ/PIMCO Global Real Return Portfolio (2)

1290 VT Small Cap Value Portfolio (1)	EQ/PIMCO Ultra Short Bond Portfolio (1)

1290 VT SmartBeta Equity Portfolio (1)	EQ/Quality Bond PLUS Portfolio (1)

1290 VT Socially Responsible Portfolio (1)	EQ/Small Company Index Portfolio (1)

1677

AXA Global Equity Managed Volatility Portfolio (1)	EQ/T. Rowe Price Growth Stock Portfolio (1)

AXA International Core Managed Volatility Portfolio (1)	EQ/UBS Growth and Income Portfolio (1)

AXA International Value Managed Volatility Portfolio (1)	Multimanager Aggressive Equity Portfolio (1)

AXA Large Cap Core Managed Volatility Portfolio (1)	Multimanager Core Bond Portfolio (1)

AXA Large Cap Growth Managed Volatility Portfolio (1)	Multimanager Mid Cap Growth Portfolio (1)

AXA Large Cap Value Managed Volatility Portfolio (1)	Multimanager Mid Cap Value Portfolio (1)

AXA Mid Cap Value Managed Volatility Portfolio (1)	Multimanager Technology Portfolio (1)

AXA/AB Dynamic Growth Portfolio (1)	AXA/AB Dynamic Aggressive Growth Portfolio (3)

AXA/AB Dynamic Moderate Growth Portfolio (1)	AXA/JPMorgan Strategic Allocation Portfolio (3)(9)

AXA/AB Short Duration Government Bond Portfolio (1)	1290 VT Multi-Alternative Strategies Portfolio (3)

AXA/AB Small Cap Growth Portfolio (1)	EQ/American Century Mid Cap Value Portfolio (4)

AXA/ClearBridge Large Cap Growth Portfolio (1)	EQ/Fidelity Institutional AMSM Large Cap Portfolio (4)

AXA/Franklin Balanced Managed Volatility Portfolio (1)	EQ/Franklin Rising Dividends Portfolio (4)

AXA/Franklin Small Cap Value Managed Volatility Portfolio (1)	EQ/Franklin Strategic Income Portfolio (4)

AXA/Goldman Sachs Strategic Allocation Portfolio (1)(6)	EQ/Goldman Sachs Mid Cap Value Portfolio (4)

AXA/Invesco Strategic Allocation Portfolio (1)(7)	EQ/Invesco Global Real Estate Portfolio (4)

AXA/Janus Enterprise Portfolio (1)	EQ/Invesco International Growth Portfolio (4)

AXA/Legg Mason Strategic Allocation Portfolio (1)(8)	EQ/Ivy Energy Portfolio (4)

AXA/Loomis Sayles Growth Portfolio (1)	EQ/Ivy Mid Cap Growth Portfolio (4)

EQ/Emerging Markets Equity PLUS Portfolio (1)	EQ/Ivy Science and Technology Portfolio (4)

EQ/Equity 500 Index Portfolio (1)	EQ/Lazard Emerging Markets Equity Portfolio (4)

EQ/Global Bond PLUS Portfolio (1)	EQ/MFS International Value Portfolio (4)

EQ/Intermediate Government Bond Portfolio (1)	EQ/MFS Technology Portfolio (4)

EQ/International Equity Index Portfolio (1)	EQ/MFS Utilities Series Portfolio (4)

EQ/Invesco Comstock Portfolio (1)	EQ/PIMCO Real Return Portfolio (5)

EQ/JPMorgan Value Opportunities Portfolio (1)	EQ/PIMCO Total Return Portfolio (5)

EQ/Large Cap Growth Index Portfolio (1)	EQ/T.Rowe Price Health Sciences Portfolio (4)

(1)	Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for each of the two years in the period ended December 31, 2018
(2)	Statements of operations and cash flows for the year ended December 31, 2018 and statement of changes in net assets for each of the two years in the period ended December 31, 2018
(3)

Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the year ended December 31, 2018 and for the period November 13, 2017 (commencement of operations) through December 31, 2017

(4)	Statements of operations and changes in net assets for the period October 22, 2018 (commencement of operations) through December 31, 2018
(5)	Statements of operations, cash flows and changes in net assets for the period October 22, 2018 (commencement of operations) through December 31, 2018
(6)	Effective February 19, 2019, name changed to EQ/Goldman Sachs Moderate Growth Allocation Portfolio
(7)	Effective February 19, 2019, name changed to EQ/Invesco Moderate Allocation Portfolio
(8)	Effective February 19, 2019, name changed to EQ/Legg Mason Moderate Allocation Portfolio
(9)	Effective February 19, 2019, name changed to EQ/JPMorgan Growth Allocation Portfolio

1678

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in the AXA FMG LLC — advised mutual fund complex since 1997.

1679

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY

AGREEMENTS

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

At a meeting held on July 10-12, 2018, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreements (the “Management Agreements”) between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Management Agreements, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Portfolios listed, for an additional one-year term.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Energy Portfolio

1290 VT Low Volatility Global Equity Portfolio

All Asset Growth-Alt 20 Portfolio

AXA Aggressive Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

Management Agreement with FMG LLC

1290 VT Convertible Securities Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Palisade Capital Management LLC*

1290 VT DoubleLine Dynamic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”) and DoubleLine Equity LP*

1290 VT DoubleLine Opportunistic Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine*

1290 VT Equity Income Portfolio	Management Agreement with FMG LLC

1290 VT GAMCO Mergers & Acquisitions Portfolio 1290 VT GAMCO Small Company Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”)*

1290 VT High Yield Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLP*

1680

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Micro Cap Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)* Sub-Advisory Agreement with Lord, Abbett & Co. Inc. (“Lord Abbett”)*

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

AXA/AB Dynamic Growth Portfolio

AXA/AB Dynamic Moderate Growth Portfolio

AXA/AB Short Duration Government Bond Portfolio

AXA/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)

1290 VT Small Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with Horizon Asset Management, Inc.*

1290 VT SmartBeta Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

1290 VT Socially Responsible Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock*

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

AXA 500 Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

AXA International Managed Volatility Portfolio

(collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock*

AXA/ClearBridge Large Cap Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)*

AXA/Franklin Balanced Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)*

AXA/Franklin Small Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with Franklin Advisory Services, LLC*

1681

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

AXA Global Equity Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock*

Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)*

Sub-Advisory Agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”)*

AXA/Goldman Sachs Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.*

AXA International Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock*

Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)*

Sub-Advisory Agreement with Federated Global Investment Management Corp.*

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)*

AXA International Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with Northern Cross, LLC*

AXA/Invesco Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)*

AXA/Janus Enterprise Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Janus Capital Management LLC*

AXA Large Cap Core Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock*

Sub-Advisory Agreement with Capital Guardian Trust Company (“Capital Guardian”)*

Sub-Advisory Agreement with Thornburg Investment Management, Inc.*

Sub-Advisory Agreement with Vaughan Nelson Investment Management*

AXA Large Cap Growth Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock*

Sub-Advisory Agreement with HS Management Partners, LLC*

Sub-Advisory Agreement with Loomis, Sayles & Co. (“Loomis Sayles”)*

Sub-Advisory Agreement with Polen Capital Management, LLC*

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)*

AXA Large Cap Value Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with MFS Investment Management*

AXA/Legg Mason Strategic Allocation Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with QS Investors LLC*

AXA/Loomis Sayles Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Loomis Sayles*

1682

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

AXA Mid Cap Value Managed Volatility Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock*

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)*

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)*

AXA/Morgan Stanley Small Cap Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with Morgan Stanley*

AXA/Templeton Global Equity Managed Volatility Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with Templeton Global Advisors Limited*

EQ/BlackRock Basic Value Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock*

EQ/Capital Guardian Research Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Capital Guardian*

EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio)	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with ClearBridge* Sub-Advisory Agreement with Franklin Mutual Advisers, LLC (“Franklin Mutual”)†

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio EQ/Large Cap Value Index Portfolio+ EQ/Mid Cap Index Portfolio+	Management Agreement with FMG LLC Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)*++

EQ/Emerging Markets Equity PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST*

EQ/Global Bond PLUS Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock*

Sub-Advisory Agreement with Wells Capital Management Inc. and Wells Fargo Asset Management (International), LLC (formerly First International Advisors)*

EQ/Invesco Comstock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco*

EQ/JPMorgan Value Opportunities Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with JPMorgan Investment Management Inc.

EQ/MFS International Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with MFS Investment Management*

EQ/Money Market Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with The Dreyfus Corporation*

EQ/Oppenheimer Global Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with OppenheimerFunds*

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)*

EQ/Quality Bond PLUS Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO*

EQ/T. Rowe Price Growth Stock Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with T. Rowe*

EQ/UBS Growth and Income Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc.*

Multimanager Aggressive Equity Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge*

Sub-Advisory Agreement with Scotia Institutional Asset Management US, Ltd.*

Sub-Advisory Agreement with T. Rowe*

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.*

Multimanager Core Bond Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock Financial Management, Inc.*

Sub-Advisory Agreement with DoubleLine*

Sub-Advisory Agreement with PIMCO*

Sub-Advisory Agreement with SSGA*

Multimanager Mid Cap Growth Portfolio

Management Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with BlackRock*

Sub-Advisory Agreement with Franklin Advisers*

Sub-Advisory Agreement with Wellington*

Multimanager Mid Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with BlackRock* Sub-Advisory Agreement with Diamond Hill* Sub-Advisory Agreement with Lord Abbett*

Multimanager Technology Portfolio+	Management Agreement with FMG LLC Sub-Advisory Agreement with Allianz Global Investors U.S. LLC* Sub-Advisory Agreement with SSGA*++ Sub-Advisory Agreement with Wellington*

*	New form of Sub-Advisory Agreement, as discussed below.
†	Sub-Advisory Agreement with Franklin Mutual to be effective only until ClearBridge’s replacement of Franklin Mutual as sub-adviser with respect to this Portfolio.
+

The Board also approved a new form of investment sub-advisory agreement between FMG LLC and AllianceBernstein (as a replacement for SSGA) with respect to this Portfolio, subject to shareholder approval, as discussed elsewhere in this shareholder report.

++	Sub-Advisory Agreement with SSGA to be effective only until AllianceBernstein’s replacement of SSGA as sub-adviser with respect to indicated Portfolio.

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the

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Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s management fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (i.e., indirect benefits that they would not receive but for the existence of the Portfolios). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the fee arrangements for the Portfolios are in many cases the result of review and discussion between the Trustees and the Adviser in prior years and that their conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser, the relevant Sub-Adviser(s) and their respective affiliates; actual and potential conflicts of interest that could impact the business operations of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; risk management; and fixed income liquidity stress testing. In addition, the sub-groups of the Board’s Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, met in person and engaged in extensive discussions with Sub-Advisers during presentations made at routine quarterly Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included an extensive report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Portfolio. The materials provided by Broadridge in connection with the July 2018 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2017 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Portfolios’ investment advisory arrangements. The materials provided by Broadridge in connection with the 2017 annual renewal process had included additional and updated information requested by the Independent Trustees, in consultation with their independent legal counsel, following an extensive review of the materials provided by Broadridge (and its predecessor) in connection with prior meetings at which the Board had considered the annual renewal of investment advisory arrangements. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser and the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to

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address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. As noted below, as a result of these extensive discussions and negotiations, the Adviser agreed (i) to implement revised fee rates in the management fee rate schedule for one of the Portfolios, (ii) to implement revisions to the administrative fee rate schedules for all of the Portfolios, and (iii) to implement lower, voluntary expense limitations for certain of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the management fee and, where applicable, sub-advisory fee(s) were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Portfolio and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios and accounts similar to the Portfolio(s) each advises.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Portfolio assets among Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; managing the tactical volatility management strategy for certain of the Portfolios that employ such a strategy; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Portfolios and its process for making investment decisions for the Portfolios (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new Portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment,

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operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Portfolio(s). The Board also considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including AXA Equitable Life Insurance Company, have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Portfolios. In this regard, the Board also received materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. The Board noted that, effective October 1, 2017, the Board had appointed the Lead Independent Trustee to serve as Chairman of the Board. The Board also noted that it had retained, effective September 1, 2018, two consultants to the Board who would be proposed for election as Independent Trustees later in 2018.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to regulatory initiatives, as well as other significant judicial and legislative developments affecting the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; new reporting and disclosure

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requirements for mutual funds; and auditor independence. The Board noted that certain of these topics may present significant challenges for mutual funds and result in an increase in the responsibilities of mutual fund service providers, including the Adviser.

The Board also considered that the Adviser had presented a new form of Sub-Advisory Agreement with 39 of the Sub-Advisers that are not affiliates of the Adviser. (These Sub-Advisory Agreements are indicated with an asterisk symbol (*) in the table above.) The Board noted that the new form of Sub-Advisory Agreement contains certain updated provisions that differ from the existing Sub-Advisory Agreements and that are part of the Adviser’s effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex. The Board received from the Adviser a summary of substantive updates, as well as certain other changes, that were incorporated into the new form of Sub-Advisory Agreement. In this regard, the Board noted that, among other updates, the new form of Sub-Advisory Agreement includes a more detailed description of the Adviser’s responsibilities (or duties) with respect to a sub-advised Portfolio, including the duties for which the Adviser remains responsible in connection with the delegation of certain of its duties to a Sub-Adviser. The Board noted that there was no change to the services provided to a Portfolio, and no change to the sub-advisory fee paid by the Adviser to the relevant unaffiliated Sub-Adviser, under the new form of Sub-Advisory Agreement. The Board further noted that the Adviser had not presented a new form of Sub-Advisory Agreement with the Sub-Advisers that are affiliates of the Adviser (i.e., AllianceBernstein, AXA IM, and AXA Rosenberg) because the updates may be deemed to require the approval of not only the Board but also the relevant Portfolios’ shareholders.1

The Board also received from the Adviser a detailed update on matters that had been discussed at prior Board meetings regarding the potential impact on the Portfolios, and on the Adviser and its affiliates providing services to the Portfolios, of the announcement by AXA S.A. (“AXA”), the Adviser’s ultimate parent company, of its intention to sell its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”) — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. Prior to the July 10-12, 2018 meeting, the Independent Trustees, through their independent legal counsel, provided to the Adviser a list of substantive follow-up inquiries relating specifically to the Sell-Down Plan and its potential impact on the Portfolios and the Trust’s service providers. The Adviser provided responses to the Independent Trustees’ inquiries orally and in a related presentation to the Board at the July 10-12, 2018 meeting. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of the Adviser and the relevant Sub-Advisers; the ability of the Adviser and each Sub-Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services provided to the respective Portfolios; the potential implications of any additional regulatory requirements imposed on the Adviser or the relevant Sub-Advisers or Portfolios following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios.

In connection with the discussion, the Board noted that the Adviser anticipates that one or more of the transactions contemplated by the Sell-Down Plan may cause an “assignment” (as that term is defined in the 1940 Act) of the Agreements with respect to the Portfolios, which would result in the automatic termination of the Agreements under the 1940 Act. The Board further noted that the Adviser intended to present for the Board’s consideration and approval at a meeting to be held on August 22, 2018, new investment management and investment sub-advisory agreements with respect to the Portfolios, as well as certain related actions, to

[1]

The Adviser has received from the Securities and Exchange Commission an exemptive order that permits it, subject to the Board’s approval, to hire, terminate and replace sub-advisers and to amend investment sub-advisory agreements without obtaining shareholder approval. However, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) unless the investment sub-advisory agreement with the affiliated sub-adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

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ensure the continuation of services to the Portfolios, without interruption, as consummation of the Sell-Down Plan proceeds.2 In this regard, the Board noted that the Adviser intended to present (i) a new form of investment management agreement with the Trust, as well as a new form of investment sub-advisory agreement (as discussed above) with the affiliated Sub-Advisers, all of which agreements would also be subject to the approval of the affected Portfolios’ shareholders at a special shareholder meeting proposed to be held later in 2018, and (ii) a new form of investment sub-advisory agreement (as discussed above) with those unaffiliated Sub-Advisers for which the Adviser had not presented a new form of agreement at the July 10-12, 2018 meeting.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and/or a custom volatility managed index (“VMI”) developed by the Adviser and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Portfolio’s performance relative to a benchmark, a blended benchmark, and/or a VMI and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2018. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Portfolio’s performance over various time periods relative to a benchmark, a blended benchmark, and/or a VMI and peer groups.

The Board also factored into its evaluation of each Portfolio’s performance the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in similar Portfolios being included in different peer groups. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Portfolios; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (e.g., whether a one-year period is from December to December or March to March) can significantly impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Fund-of-Funds Portfolios

With respect to the performance of the All Asset Growth-Alt 20 Portfolio, the Strategic Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the 1290 VT Energy

[2]

A discussion of the process followed by the Board in its approval of these new investment management and investment sub-advisory agreements on August 22, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

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Portfolio and the 1290 VT Low Volatility Global Equity Portfolio, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or exchange traded securities of other investment companies or investment vehicles (“ETFs”) (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board further considered that the three underlying portfolios among which the AXA/Franklin Templeton Allocation Managed Volatility Portfolio allocates its assets on approximately an equal basis all employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that certain of the underlying portfolios in which each of the Strategic Allocation Portfolios invests may employ a tactical volatility management strategy. The Board also noted that, for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Adviser had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of the Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the investment strategies of the Portfolio’s three underlying portfolios, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the AXA/Franklin Templeton Allocation Managed Volatility Portfolio’s underlying portfolios employ, the Board noted that the Adviser generally considers the Portfolio’s performance (especially its short-term performance) relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by underlying portfolios in which a Portfolio invests.

The Board also factored into its evaluation of each Strategic Allocation Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolio and among other asset classes.

The Board and the Adviser discussed the performance of each fund-of-funds Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of the AXA Tactical Manager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which uses an indexing strategy intended to track the performance (before fees and expenses) of the Portfolio’s benchmark and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Adviser had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility

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managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board also noted that each Portfolio has the ability to invest in ETFs.

The Board and the Adviser discussed the performance of each AXA Tactical Manager Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios, the Board considered that each Portfolio uses an indexing strategy and may invest in other instruments, such as ETFs, to seek to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the 1290 VT Socially Responsible Portfolio, the Board considered that the Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of a benchmark consisting of a universe of securities that meet certain sustainable and socially responsible investment criteria. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark. The Board also took into account that certain peer groups in which Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas other peer groups in which Portfolios were placed for comparison purposes include funds with active management strategies.

In evaluating the performance of each Portfolio that had converted from an active management strategy to a passive management strategy, the Board focused on the Portfolio’s performance results since the date of the conversion and considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

In evaluating the performance of the 1290 VT Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors. The Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board and the Adviser discussed the performance of each passive Portfolio in detail, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various time periods, as well as the Adviser’s and the relevant Sub-Adviser’s views and explanations of this information.

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Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies and has the ability to invest in ETFs.

The Board also noted that the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios had added the PLUS investment strategy during the course of their operations and considered this fact in its review of these Portfolios’ performance. The Board further considered that the PLUS investment strategy had been added in an effort to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles.

The Board also considered that, in connection with the PLUS investment strategy, each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio) may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio), the Adviser had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Adviser generally considers an equity Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board and the Adviser discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

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Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

PACTIVE Portfolios

With respect to the performance of the 1290 VT Convertible Securities and 1290 VT High Yield Bond Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed.

With respect to the performance of the 1290 VT Micro Cap, 1290 VT Small Cap Value, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Morgan Stanley Small Cap Growth, EQ/ClearBridge Select Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each of these Portfolios uses a combination of active and passive investment strategies.

The Board also noted that the AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, EQ/ClearBridge Select Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios had added the PACTIVE investment strategy during the course of their operations and considered this fact in its review of these Portfolios’ performance. The Board further considered that the PACTIVE investment strategy had been added in an effort to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that, in connection with the PACTIVE investment strategy, each of these Portfolios may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each of these Portfolios, the Adviser had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark.

In evaluating the performance of the EQ/ClearBridge Select Equity Managed Volatility Portfolio, the Board considered that, effective on or about October 1, 2018, ClearBridge would replace Franklin Mutual as a sub-adviser to a portion of the Portfolio and the Portfolio’s active investment strategies would change. The Board also noted that it had instructed the Adviser to monitor the Portfolio and the Sub-Advisers especially closely.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board and the Adviser discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated

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portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Multimanager Portfolios

With respect to the performance of the Multimanager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of a Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and the other portions of a Portfolio are actively managed by a Sub-Adviser.

The Board noted that prior to June 2014 each Portfolio was organized as a series of AXA Premier VIP Trust, an affiliated investment company of the Trust managed by the Adviser, and that, therefore, the performance information that had been provided to the Board, including the most recent performance information for the five- and ten-year periods and since inception periods ended March 31, 2018, for each Portfolio included the performance of its predecessor series. The Board also noted that each Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Adviser, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Adviser had discontinued the use of these techniques in its management of the predecessor series, and the Adviser was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. Therefore, the Board focused on each Portfolio’s performance since that time.

In evaluating the performance of the Multimanager Core Bond Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components, as well as (in the case of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series) a tactical volatility management component.

The Board and the Adviser discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

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Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Multimanager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Actively-Managed, Single Sub-Adviser Portfolios

With respect to the performance of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT SmartBeta Equity, AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Short Duration Government Bond, AXA/AB Small Cap Growth, AXA/ClearBridge Large Cap Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Janus Enterprise, AXA/Legg Mason Strategic Allocation, AXA/Loomis Sayles Growth, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/MFS International Growth, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

In evaluating the performance of the 1290 VT Equity Income Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in January 2018.

In evaluating the performance of the 1290 VT GAMCO Mergers & Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the AXA/ClearBridge Large Cap Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the AXA/Goldman Sachs Strategic Allocation Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017.

In evaluating the performance of the AXA/Janus Enterprise Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the AXA/Loomis Sayles Growth Portfolio, the Board also considered that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in September 2014 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also considered the very low interest rate environment and that the Adviser had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero. The Board also noted that the Portfolio had converted to a government money market fund and modified its investment strategy accordingly in April 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the 1290 VT DoubleLine Dynamic Allocation Portfolio, the Board also considered that the Portfolio had retained a Sub-Adviser, implemented a new investment strategy, and changed its investment objective and benchmarks in connection with a repositioning of the Portfolio in April 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board also noted that each of the 1290 VT DoubleLine Opportunistic Bond, AXA/AB Dynamic Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, and AXA/Legg Mason Strategic Allocation Portfolios had only a short operating history on which to evaluate performance.

With respect to each of the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation and AXA/Legg Mason Strategic

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Allocation Portfolios, the Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board also noted that, prior to January 1, 2018, the 1290 VT SmartBeta Equity Portfolio did not integrate Environmental, Social and Governance filters into its portfolio construction process.

The Board and the Adviser discussed the performance of each actively-managed, single Sub-Adviser Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each actively-managed, single Sub-Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Portfolio’s management fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed comparative fee and expense information for each Portfolio provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Portfolio’s contractual management fee, actual management fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Portfolio (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual management fee and total expense ratio in comparison with those of other funds within a Broadridge category. The management fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator for the Portfolio. The contractual management fee analysis does not take into account any fee reimbursements or waivers, whereas the actual management fee analysis does take into account any management (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons both including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the period ended December 31, 2017. In addition, for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, Broadridge also provided expense data based upon the estimated expenses anticipated to go into effect on or about October 1, 2018, in connection with a change in one of the three underlying portfolios among which the Portfolio allocates its assets. Broadridge provided expense data for Class IB shares of each Portfolio other than the ATM International Managed Volatility, ATM Large Cap

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Managed Volatility, ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios (the “ATM Portfolios”). The Board reviewed the expense data for Class IB shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class IB shares are generally equal to the expenses for a Portfolio’s Class IA shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. For the ATM Portfolios, Broadridge provided expense data for Class K shares, the Portfolios’ only operational share class. Portfolio-specific contractual management fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees and, except as noted below for the funds-of-funds Portfolios and certain other Portfolios, fees and expenses of any underlying funds in which a fund invests.

The Board factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in similar Portfolios being included in different peer groups. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Portfolio and other mutual funds in a Broadridge category may not be particularly relevant, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, relative size, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective management/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s management fee and total expense ratio. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the management fee retained by the Adviser in light of, among other factors, the services provided to the Portfolio by the Adviser and the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Portfolio. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar portfolios advised or sub-advised by the Sub-Adviser.

Fund-of-Funds Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Energy, 1290 VT Low Volatility Global Equity and AXA/Franklin Templeton Allocation Managed Volatility Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the AXA/Franklin Templeton Allocation Managed Volatility Portfolio was above the median for the Portfolio’s Broadridge category. For each of these funds-of-funds Portfolios, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio invests.

In addition, for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Board also considered expense data based upon the Portfolio’s estimated expenses anticipated to go into effect on or about October 1, 2018, in connection with a change in one of the three underlying portfolios among which the Portfolio allocates its assets. In this regard, the Board also noted that the Adviser had agreed, effective October 1, 2018, to implement a lower, voluntary expense limitation for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio in connection with this change.

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The Board considered that the contractual management fee for the All Asset Growth-Alt 20 Portfolio and each of the Strategic Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the All Asset Growth-Alt 20, AXA Aggressive Strategy, AXA Conservative Strategy, AXA Ultra Conservative Strategy and AXA Growth Strategy Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the AXA Balanced Strategy, AXA Conservative Growth Strategy and AXA Moderate Growth Strategy Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. For each of these funds-of-funds Portfolios, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio invests.

The Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the management fee rate schedule for each of the Strategic Allocation Portfolios and the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolios includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule applicable to all of the Portfolios other than the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolios aggregates the assets managed by the Adviser in these Portfolios and in the portfolios of AXA Premier VIP Trust, and that the administrative fee rate schedule applicable to the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolios aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of the underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the AXA Aggressive Strategy, AXA Balanced Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates and breakpoints in the administrative fee rate schedule applicable to all of the Portfolios other than the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolios, and (b) aggregate the assets of all of these Portfolios with the assets of several additional Portfolios of the Trust for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that these actions are expected to lower these Portfolios’ administrative fees at current or higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement a revised fee rate in the administrative fee rate schedule applicable to the 1290 VT Energy and 1290 VT Low Volatility Global Equity Portfolio that is expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Portfolios would benefit from any breakpoints in the management and administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser.

Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Adviser’s management fee is fair and reasonable.

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AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each of the AXA Tactical Manager Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class K or Class IB shares (as applicable) of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ a tactical volatility management strategy like that employed by the Portfolios.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates and breakpoints in the administrative fee rate schedule for all of the Portfolios, and (b) aggregate the assets of all of the Portfolios with the assets of several additional Portfolios of the Trust, as well as with the assets of the portfolios of AXA Premier VIP Trust, for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that these actions are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Passive Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Natural Resources, 1290 VT Real Estate, EQ/Common Stock Index, EQ/Large Cap Growth Index and EQ/Large Cap Value Index Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT Natural Resources, 1290 VT Real Estate, EQ/Common Stock Index and EQ/Large Cap Growth Index Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Large Cap Value Index Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the 1290 VT Socially Responsible, EQ/International Equity Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at (in the case of each of the 1290 VT Socially Responsible and EQ/Small Company Index Portfolios) or above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of the EQ/Mid Cap Index Portfolio was within five basis points of the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the EQ/Core Bond Index, EQ/Equity 500 Index and EQ/Intermediate Government Bond Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

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The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible and EQ/Core Bond Index Portfolios, the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement a revised fee rate in the administrative fee rate schedule applicable to the Portfolios that is expected to lower the Portfolios’ administrative fees at current or higher asset levels.

Based on its review, the Board determined, with respect to each passive Portfolio, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the AXA Large Cap Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility and EQ/Emerging Markets Equity PLUS Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was below the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Mid Cap Value Managed Volatility, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility and AXA Mid Cap Value Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed

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certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/Emerging Markets Equity PLUS and EQ/Global Bond PLUS Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates and breakpoints in the administrative fee rate schedule for all of the Portfolios, and (b) aggregate the assets of all of the Portfolios with the assets of several additional Portfolios of the Trust, as well as with the assets of the portfolios of AXA Premier VIP Trust, for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that these actions are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, AXA/Franklin Balanced Managed Volatility, AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility, AXA/Morgan Stanley Small Cap, AXA/Templeton Global Equity Managed Volatility and EQ/ClearBridge Select Equity Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the 1290 VT Micro Cap, 1290 VT Small Cap Value, AXA Global Equity Managed Volatility, AXA/Morgan Stanley Small Cap and AXA/Templeton Global Equity Managed Volatility Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that 1290 VT Convertible Securities Portfolio’s expense limitation arrangement includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, AXA/Franklin Small Cap Value Managed Volatility, AXA/Morgan Stanley Small Cap Growth and EQ/ClearBridge Select Equity Managed Volatility Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates and breakpoints in the administrative fee rate schedule for all of the Portfolios, and (b) aggregate the assets of all of the Portfolios with the assets of several additional Portfolios of the Trust, as well as with the assets of the portfolios of AXA Premier VIP Trust, for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that these actions are expected to lower the Portfolios’ administrative fees at current or higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Adviser, the

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Adviser had agreed, effective October 1, 2018, to implement lower, voluntary expense limitations with respect to the 1290 VT Convertible Securities, 1290 VT High Yield Bond, AXA Global Equity Managed Volatility, and AXA/Templeton Global Equity Managed Volatility Portfolios.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Multimanager Portfolios

The Board considered that the contractual management fee for each of the Multimanager Aggressive Equity, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios was at (in the case of the Multimanager Aggressive Equity Portfolio) or above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at (in the case of each of the Multimanager Mid Cap Growth and Multimanager Technology Portfolios) or above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the Multimanager Aggressive Equity and Multimanager Mid Cap Value Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the Multimanager Aggressive Equity Portfolio) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates and breakpoints in the administrative fee rate schedule for all of the Portfolios, and (b) aggregate the assets of all of the Portfolios with the assets of several additional Portfolios of the Trust, as well as with the assets of the portfolios of AXA Premier VIP Trust, for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that these actions are expected to lower the Portfolios’ administrative fees at current or higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement a lower, voluntary expense limitation with respect to the Multimanager Technology Portfolio.

Based on its review, the Board determined, with respect to each Multimanager Portfolio, that the Adviser’s management fee is fair and reasonable.

Actively-Managed, Single Sub-Adviser Portfolios

The Board considered that the contractual management fee for the EQ/BlackRock Basic Value Equity Portfolio was at the median, and for each of the AXA/AB Dynamic Moderate Growth and AXA/AB Small Cap Growth Portfolios was below the median, for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was below the median for the Portfolio’s respective Broadridge category. For the AXA/AB Dynamic Moderate Growth Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

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The Board considered that the contractual management fee for each of the 1290 VT GAMCO Small Company Value, AXA/ClearBridge Large Cap Growth, EQ/Capital Guardian Research, EQ/Invesco Comstock and EQ/JPMorgan Value Opportunities Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT GAMCO Small Company Value, EQ/Capital Guardian Research and EQ/JPMorgan Value Opportunities Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the AXA/ClearBridge Large Cap Growth and EQ/Invesco Comstock Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT SmartBeta Equity, AXA/AB Dynamic Growth, AXA/AB Short Duration Government Bond, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Janus Enterprise, AXA/Legg Mason Strategic Allocation, AXA/Loomis Sayles Growth, EQ/MFS International Growth, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of the EQ/T. Rowe Price Growth Stock Portfolio was within five basis points of the median for the Portfolio’s Broadridge category. For each of the AXA/AB Dynamic Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation and AXA/Legg Mason Strategic Allocation Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

With respect to each of the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation and AXA/Legg Mason Strategic Allocation Portfolios, the Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions and EQ/Money Market Portfolios), the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for each of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, and AXA/Legg Mason Strategic Allocation Portfolios includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT SmartBeta Equity, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, AXA/Legg Mason Strategic Allocation, AXA/Loomis Sayles Growth, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/MFS International Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that the Adviser had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

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The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates in the management fee rate schedule for the EQ/Oppenheimer Global Portfolio that are expected to lower the Portfolio’s management fee at current or higher asset levels; (b) implement a revised fee rate in the administrative fee rate schedule applicable to all of the Portfolios other than the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Small Cap Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, and AXA/Legg Mason Strategic Allocation Portfolios that is expected to lower these Portfolios’ administrative fees at current or higher asset levels; and (c) implement lower, voluntary expense limitations with respect to the 1290 VT DoubleLine Dynamic Allocation, 1290 VT Equity Income, AXA/AB Short Duration Government Bond, AXA/Janus Enterprise, EQ/MFS International Growth, EQ/Oppenheimer Global, and EQ/PIMCO Ultra Short Bond Portfolios.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates and breakpoints in the administrative fee rate schedule applicable to the AXA/AB Dynamic Growth, AXA/AB Dynamic Moderate Growth, AXA/AB Small Cap Growth, AXA/Goldman Sachs Strategic Allocation, AXA/Invesco Strategic Allocation, and AXA/Legg Mason Strategic Allocation Portfolios, and (b) aggregate the assets of all of these Portfolios with the assets of several additional Portfolios of the Trust, as well as with the assets of the portfolios of AXA Premier VIP Trust, for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that these actions are expected to lower these Portfolios’ administrative fees at current or higher asset levels.

Based on its review, the Board determined, with respect to each actively-managed, single Sub-Adviser Portfolio, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2017, which was the most recent fiscal year for the Adviser.

In reviewing the profitability analysis, attention was given to the methodology the Adviser followed in allocating costs to each Portfolio. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the Adviser had prepared the profitability analysis using a new cost allocation methodology that the Adviser had developed in an effort to, among other things, enhance transparency and address the fact that the Adviser may be unable to utilize the existing methodology in the near future due to the Sell-Down Plan discussed above. The Board also noted that it had received from the Adviser over the course of several Board meetings multiple presentations regarding the proposed methodology. In addition, the Board noted that, in consultation with and through their independent legal counsel, the Board’s Audit Committee had selected and engaged an outside consultant to conduct an assessment of the proposed cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. The Board took into account the consultant’s reported findings that, among other things, the proposed cost allocation methodology of the Adviser includes expense categories that are reasonable and consistent to the services the Adviser provides to the Portfolios, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board also noted that, at the Board’s request, the Adviser had provided information comparing the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis, during the 12-month periods ended December 31, 2015, 2016, and 2017, calculated using both the new and the old cost allocation methodologies. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser).

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In addition, with respect to the sub-advised Portfolios, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees paid by the Adviser to AllianceBernstein, as well as to AXA IM and AXA Rosenberg, which also are affiliates of the Adviser, are considered as possible fall-out benefits.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser from providing services to each Portfolio was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedules for all Portfolios other than the All Asset Growth-Alt 20 and AXA/Franklin Templeton Allocation Managed Volatility Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement revised fee rates in the management fee rate schedule for the EQ/Oppenheimer Global Portfolio, as noted above. The Board also noted that the administrative fee rate schedules for all of the Portfolios aggregate the assets managed by the Adviser in a Portfolio and in certain other Portfolios and include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement revisions to the administrative fee rate schedules for all of the Portfolios, as noted above. The Board also noted that the Adviser was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement lower, voluntary expense limitations for certain of the Portfolios, as noted above. In addition, the Board considered that the Adviser shares any realized economies of scale with the Portfolios in other ways, which may include setting a Portfolio’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the

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Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolios, and investing in technology (including cybersecurity improvements). In this regard, the Board also noted that it had approved, and the Adviser had implemented in April 2016, a new securities lending program for the Trust and considered information about the operation of the program since its inception.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other Portfolios for which the Sub- Adviser serves as investment sub-adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the affected Portfolio(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser.

Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any realized economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the All Asset Growth-Alt 20 Portfolio, the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Adviser and advised by Sub-Advisers that may be affiliated with the Adviser and that these underlying portfolios pay management and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its

1706

respective Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Portfolio’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark, a peer group, and/or a VMI for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2018, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

EQ Advisors Trust Investment Performance

For the periods ended March 31, 2018

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Large Cap Value
1290 VT Equity Income Portfolio - Class A	12/13/2004	7.66%	7.45%	9.77%	7.18%	6.79%
1290 VT Equity Income Portfolio - Class B	12/01/1998	7.63	7.47	9.77	7.08	5.87
1290 VT Equity Income Portfolio - Class K	08/25/2011	7.73	7.71	10.01		13.49

Lipper Equity Income Funds		7.99	7.23	9.72	7.56	6.59

Russell 1000 Value Index		6.95	7.88	10.78	7.78	6.87
AXA Large Cap Value Managed Volatility Portfolio - Class A	05/18/2001	6.83	6.97	10.19	5.67	5.32
AXA Large Cap Value Managed Volatility Portfolio - Class B	01/01/1998	6.79	6.97	10.18	5.55	5.53
AXA Large Cap Value Managed Volatility Portfolio - Class K	08/25/2011	7.08	7.23	10.45		13.02

Lipper Large-Cap Value Funds		8.35	7.30	10.42	7.57	6.55

Russell 1000 Value Index		6.95	7.88	10.78	7.78	7.15

Volatility Managed Index - Large Cap Value		9.46	9.21	11.98	10.38	N/A
EQ/BlackRock Basic Value Equity Portfolio - Class A	10/02/2002	5.50	4.50	9.66	7.14	9.00
EQ/BlackRock Basic Value Equity Portfolio - Class B	05/01/1997	5.53	4.49	9.64	7.03	8.04
EQ/BlackRock Basic Value Equity Portfolio - Class K	08/25/2011	5.79	4.76	9.93		12.78

1707

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper Large-Cap Value Funds		8.35%	7.30%	10.42%	7.57%	7.25%

Russell 1000 Value Index		6.95	7.88	10.78	7.78	8.13
EQ/Invesco Comstock Portfolio - Class A	04/29/2005	12.81	8.22	10.81	8.41	7.14
EQ/Invesco Comstock Portfolio - Class B	04/29/2005	12.81	8.21	10.80	8.30	7.00
EQ/Invesco Comstock Portfolio - Class K	10/28/2013	13.10	8.50			9.28

Lipper Large-Cap Value Funds		8.35	7.30	10.42	7.57	7.23

Russell 1000 Value Index		6.95	7.88	10.78	7.78	7.56
EQ/JPMorgan Value Opportunities Portfolio - Class A	10/02/2002	8.69	10.40	13.26	8.92	9.31
EQ/JPMorgan Value Opportunities Portfolio - Class B	05/01/1997	8.72	10.39	13.26	8.81	6.49
EQ/JPMorgan Value Opportunities Portfolio - Class K	11/30/2011	9.00	10.67	13.56		15.36

Lipper Multi-Cap Value Funds		7.12	7.07	10.92	8.13	7.36

Russell 1000 Value Index		6.95	7.88	10.78	7.78	8.13
EQ/Large Cap Value Index - Portfolio - Class A	10/03/2005	6.30	7.17	10.03	4.48	2.30
EQ/Large Cap Value Index Portfolio - Class B	10/03/2005	6.32	7.19	10.03	4.38	2.18

Lipper Multi-Cap Value Funds		7.12	7.07	10.92	8.13	7.15

Russell 1000 Value Index		6.95	7.88	10.78	7.78	7.22

Large Cap Blend
AXA Large Cap Core Managed Volatility Portfolio - Class A	03/25/2002	13.20	9.50	12.05	8.04	6.45
AXA Large Cap Core Managed Volatility Portfolio - Class B	01/01/1999	13.20	9.50	12.05	7.91	4.62
AXA Large Cap Core Managed Volatility Portfolio - Class K	08/25/2011	13.56	9.77	12.35		14.13

Lipper Large-Cap Core Funds		12.59	9.01	11.99	8.48	5.72

S&P 500 Index		13.99	10.78	13.31	9.49	6.05

Volatility Managed Index - Large Cap Core		12.99	10.66	13.23	11.24	N/A
AXA/Mutual Large Cap Equity Managed Volatility Portfolio - Class A	09/15/2006	6.57	6.63	9.64	6.31	5.37
AXA/Mutual Large Cap Equity Managed Volatility Portfolio - Class B	09/15/2006	6.59	6.61	9.66	6.22	5.25
AXA/Mutual Large Cap Equity Managed Volatility Portfolio - Class K	08/25/2011	6.83	6.89	9.93		11.98

Lipper Large-Cap Core Funds		12.59	9.01	11.99	8.48	7.50

S&P 500 Index		13.99	10.78	13.31	9.49	8.47

Volatility Managed Index - Large Cap Core		12.99	10.66	13.23	11.24	N/A
EQ/Capital Guardian Research Portfolio - Class A	03/25/2002	15.25	9.85	13.04	9.87	7.36
EQ/Capital Guardian Research Portfolio - Class B	05/01/1999	15.23	9.85	13.04	9.76	6.62
EQ/Capital Guardian Research Portfolio - Class K	10/30/2013	15.50	10.12			11.64

Lipper Multi-Cap Growth Funds		21.41	9.59	13.23	10.19	6.13

S&P 500 Index		13.99	10.78	13.31	9.49	5.67
EQ/Common Stock Index Portfolio - Class A	01/13/1976	13.06	9.47	12.28	8.16	11.07
EQ/Common Stock Index Portfolio - Class B	10/02/1996	13.07	9.46	12.28	8.06	7.26

1708

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper Multi-Cap Core Funds		12.09%	7.73%	10.85%	8.37%	11.06%

Russell 3000 Index		13.81	10.22	13.03	9.62	N/A
EQ/Equity 500 Index Portfolio - Class A	03/01/1994	13.25	10.08	12.59	8.94	9.13
EQ/Equity 500 Index Portfolio - Class B	05/01/1997	13.29	10.09	12.59	8.84	7.25
EQ/Equity 500 Index Portfolio - Class K	08/25/2011	13.56	10.34	12.86		15.26

Lipper S&P 500 Index Funds		13.35	10.17	12.84	9.10	9.28

S&P 500 Index		13.99	10.78	13.31	9.49	9.60
EQ/UBS Growth and Income Portfolio - Class B	12/01/1998	10.94	8.35	12.64	8.30	5.76

Lipper Multi-Cap Core Funds		12.09	7.73	10.85	8.37	7.42

Russell 1000 Index		13.98	10.39	13.17	9.61	6.58

Large Cap Growth
1290 VT Socially Responsible Portfolio - Class A	10/02/2002	13.54	9.24	12.85	8.44	8.35
1290 VT Socially Responsible Portfolio - Class B	09/01/1999	13.52	9.22	12.83	8.34	4.16

Lipper Large-Cap Core Funds		12.59	9.01	11.99	8.48	5.60

MSCI KLD 400 Social Index		14.67	10.30	13.05	9.78	5.49

Russell 1000 Growth Index		21.25	12.90	15.53	11.34	5.10
AXA Large Cap Growth Managed Volatility Portfolio - Class A	11/28/1998	19.80	11.52	14.38	9.84	6.16
AXA Large Cap Growth Managed Volatility Portfolio - Class B	05/01/1997	19.78	11.52	14.38	9.74	7.42
AXA Large Cap Growth Managed Volatility Portfolio - Class K	08/25/2011	20.09	11.80	14.67		15.47

Lipper Large-Cap Growth Funds		22.78	12.32	15.24	10.41	8.06

Russell 1000 Growth Index		21.25	12.90	15.53	11.34	7.64

Volatility Managed Index -Large Cap Growth		16.55	11.72	14.35	12.19	N/A
AXA/ClearBridge Large Cap Growth Portfolio - Class A	10/02/2002	19.70	8.15	11.56	11.06	10.62
AXA/ClearBridge Large Cap Growth Portfolio - Class B	01/01/1999	19.74	8.15	11.56	10.96	5.52
AXA/ClearBridge Large Cap Growth Portfolio - Class K	08/28/2012	20.02	8.45	11.84		12.71

Lipper Multi-Cap Growth Funds		21.41	9.59	13.23	10.19	6.47

Russell 1000 Growth Index		21.25	12.90	15.53	11.34	5.42
AXA/Loomis Sayles Growth Portfolio - Class A	12/13/2004	25.36	15.82	15.23	10.60	9.75
AXA/Loomis Sayles Growth Portfolio - Class B	12/01/1998	25.40	15.79	15.22	10.50	6.40
AXA/Loomis Sayles Growth Portfolio - Class K	02/06/2015	25.64	16.10			16.82

Lipper Large-Cap Growth Funds		22.78	12.32	15.24	10.41	6.74

Russell 3000 Growth Index		21.06	12.57	15.32	11.31	5.90
EQ/Large Cap Growth Index Portfolio - Class A	05/01/1999	20.37	12.08	14.70	11.61	4.60
EQ/Large Cap Growth Index Portfolio - Class B	05/01/1999	20.39	12.07	14.69	11.50	4.42
EQ/Large Cap Growth Index Portfolio - Class K	08/25/2011	20.63	12.35	14.96		16.48

Lipper Large-Cap Growth Funds		22.78	12.32	15.24	10.41	5.86

Russell 1000 Growth Index		21.25	12.90	15.53	11.34	5.16

1709

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/T. Rowe Price Growth Stock Portfolio - Class A	05/16/2007	24.53%	13.40%	16.57%	11.54%	9.28%
EQ/T. Rowe Price Growth Stock Portfolio - Class B	08/01/1988	24.54	13.39	16.57	11.42	9.64
EQ/T. Rowe Price Growth Stock Portfolio - Class K	11/30/2011	24.85	13.68	16.86		17.46

Lipper Large-Cap Growth Funds		22.78	12.32	15.24	10.41	9.91

Russell 1000 Growth Index		21.25	12.90	15.53	11.34	10.37
Multimanager Aggressive Equity Portfolio - Class A	01/27/1986	24.05	11.86	15.08	8.96	9.53
Multimanager Aggressive Equity Portfolio - Class B	10/02/1996	24.06	11.86	15.07	8.86	4.28
Multimanager Aggressive Equity Portfolio - Class K	08/25/2011	24.37	12.03	15.30		15.86

Lipper Multi-Cap Growth Funds		21.41	9.59	13.23	10.19	10.03

Russell 3000 Growth Index		21.06	12.57	15.32	11.31	10.18

Small/Mid Cap Value
1290 VT GAMCO Small Company Value Portfolio - Class A	07/13/2007	10.31	8.47	11.11	11.75	9.43
1290 VT GAMCO Small Company Value Portfolio - Class B	08/01/1988	10.31	8.47	11.11	11.65	12.77
1290 VT GAMCO Small Company Value Portfolio - Class K	08/25/2011	10.58	8.74	11.39		14.71

Lipper Small-Cap Core Funds		9.88	7.81	10.93	9.56	8.68

Russell 2000 Value Index		5.13	7.87	9.96	8.61	10.65
1290 VT Small Cap Value Portfolio - Class B	04/18/2014	13.61	7.83			6.95
1290 VT Small Cap Value Portfolio - Class K	04/18/2014	13.78	8.07			7.18

Lipper Small-Cap Core Funds		9.88	7.81			8.74

Russell 2000 Value Index		5.13	7.87			7.56
AXA Mid Cap Value Managed Volatility Portfolio - Class A	11/24/1998	6.34	6.50	10.27	8.45	7.27
AXA Mid Cap Value Managed Volatility Portfolio - Class B	05/01/1997	6.34	6.49	10.26	8.34	6.75
AXA Mid Cap Value Managed Volatility Portfolio - Class K	11/30/2011	6.59	6.76	10.55		13.57

Lipper Mid-Cap Value Funds		7.23	6.25	10.02	8.60	9.09

Russell Midcap Value Index		6.50	7.23	11.11	9.81	10.40

Volatility Managed Index-Mid Cap Value		8.08	7.99	11.26	11.87	N/A
AXA/Franklin Small Cap Value Managed Volatility Portfolio - Class A	09/15/2006	9.68	8.05	10.13	7.91	6.32
AXA/Franklin Small Cap Value Managed Volatility Portfolio - Class B	09/15/2006	9.67	8.04	10.13	7.81	6.21
AXA/Franklin Small Cap Value Managed Volatility Portfolio - Class K	08/25/2011	9.95	8.32	10.42		13.39

Lipper Small-Cap Core Funds		9.88	7.81	10.93	9.56	8.08

Russell 2000 Value Index		5.13	7.87	9.96	8.61	6.59

Volatility Managed Index-Small Cap Value		8.21	8.01	10.56	10.24	N/A
Multimanager Mid Cap Value Portfolio - Class A	12/31/2001	4.94	5.13	8.58	8.14	7.02
Multimanager Mid Cap Value Portfolio - Class B	12/31/2001	4.91	5.13	8.57	8.03	6.85
Multimanager Mid Cap Value Portfolio - Class K	08/25/2011	5.25	5.39	8.86		11.16

1710

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper Mid-Cap Core Funds		8.74%	6.85%	10.50%	9.11%	8.60%

Russell 2500 Value Index		5.72	7.26	9.88	9.34	9.43

Small/Mid Cap Blend
1290 VT Micro Cap Portfolio - Class B	04/18/2014	23.85	8.82			10.00
1290 VT Micro Cap Portfolio - Class K	04/18/2014	24.16	8.97			10.19

Lipper Small-Cap Growth Funds		20.51	9.22			11.00

Russell Microcap Index		13.50	8.04			8.28
EQ/Mid Cap Index Portfolio - Class A	03/25/2002	10.27	8.24	11.20	8.32	8.04
EQ/Mid Cap Index Portfolio - Class B	09/01/2000	10.28	8.23	11.21	8.22	6.23
EQ/Mid Cap Index Portfolio - Class K	08/25/2011	10.52	8.51	11.47		14.78

Lipper Mid-Cap Core Funds		8.74	6.85	10.50	9.11	8.29

S&P MidCap 400 Index		10.97	8.96	11.97	10.90	8.74
EQ/Small Company Index Portfolio - Class A	03/25/2002	11.13	7.84	10.98	9.36	8.32
EQ/Small Company Index Portfolio - Class B	01/01/1998	11.12	7.87	11.00	9.25	7.29
EQ/Small Company Index Portfolio - Class K	08/25/2011	11.40	8.09	11.26		14.55

Lipper Small-Cap Core Funds		9.88	7.81	10.93	9.56	8.23

Russell 2000 Index		11.79	8.39	11.47	9.84	7.79

Small/Mid Cap Growth
AXA/AB Small Cap Growth Portfolio - Class A	05/01/1997	19.52	9.50	12.10	10.52	8.66
AXA/AB Small Cap Growth Portfolio - Class B	05/01/1997	19.49	9.50	12.09	10.41	8.48
AXA/AB Small Cap Growth Portfolio - Class K	08/25/2011	19.76	9.77	12.38		15.57

Lipper Small-Cap Growth Funds		20.51	9.22	12.42	10.61	8.84

Russell 2000 Growth Index		18.63	8.77	12.90	10.95	7.73
AXA/Janus Enterprise Portfolio - Class A	04/29/2005	24.88	5.66	8.83	7.75	9.20
AXA/Janus Enterprise Portfolio - Class B	04/29/2005	24.83	5.66	8.82	7.65	9.06
AXA/Janus Enterprise Portfolio - Class K	11/30/2011	25.13	5.91	9.10		9.44

Lipper Multi-Cap Growth Funds		21.41	9.59	13.23	10.19	9.83

Russell Midcap Growth Index		19.74	9.17	13.31	10.61	10.36
AXA/Morgan Stanley Small Cap Growth Portfolio - Class B	04/18/2014	20.41	7.68			7.96
AXA/Morgan Stanley Small Cap Growth Portfolio - Class K	04/18/2014	20.71	7.87			8.16

Lipper Small-Cap Growth Funds		20.51	9.22			11.00

Russell 2000 Growth Index		18.63	8.77			10.88
Multimanager Mid Cap Growth Portfolio - Class A	12/31/2001	22.95	9.18	12.57	10.19	6.88
Multimanager Mid Cap Growth Portfolio - Class B	12/31/2001	22.97	9.17	12.56	10.08	6.71
Multimanager Mid Cap Growth Portfolio - Class K	08/25/2011	23.24	9.43	12.84		14.72

Lipper Mid-Cap Growth Funds		20.09	8.82	12.49	9.63	7.86

Russell 2500 Growth Index		19.92	9.11	13.37	11.17	9.01

Specialty
1290 VT Convertible Securities Portfolio - Class B	10/28/2013	9.98	5.96			7.09
1290 VT Convertible Securities Portfolio - Class K	10/28/2013	10.26	6.27			7.37

1711

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper Specialty/Miscellaneous Funds		7.38%	6.65%			6.97%

ICE BofAML US Convertible Index		10.57	6.58			8.18
1290 VT Energy Portfolio - Class B	10/28/2013	(2.02)	(4.62)			(6.73)
1290 VT Energy Portfolio - Class K	10/28/2013	(1.79)	(4.39)			(6.51)

Lipper Natural Resources Funds		(1.34)	(1.45)			(4.50)

Energy Select Sector Index		(0.14)	(1.55)			(2.82)

S&P 500 Index		13.99	10.78			11.89
1290 VT GAMCO Mergers and Acquisitions Portfolio - Class A	06/08/2007	3.63	4.35	4.92%	4.91%	3.86
1290 VT GAMCO Mergers and Acquisitions Portfolio - Class B	05/01/2003	3.57	4.34	4.91	4.81	5.34
1290 VT GAMCO Mergers and Acquisitions Portfolio - Class K	08/25/2011	3.93	4.61	5.17		5.45

Lipper Specialty/Miscellaneous Funds		7.38	6.65	8.08	7.35	8.11

S&P Long-Only Merger Arbitrage Index		2.25	3.31	3.30	3.58	N/A

S&P 500 Index		13.99	10.78	13.31	9.49	9.58
1290 VT Natural Resources Portfolio - Class B	02/08/2013	9.82	2.75	(0.66)		(1.25)
1290 VT Natural Resources Portfolio - Class K	02/08/2013	10.21	3.01	(0.41)		(0.99)

Lipper Natural Resources Funds		(1.34)	(1.45)	(2.72)		(2.39)

MSCI World Commodity Producers (Net) Index		10.17	3.10	(0.22)		(0.95)
1290 VT Real Estate Portfolio - Class B	02/08/2013	3.25	1.14	3.53		4.24
1290 VT Real Estate Portfolio - Class K	02/08/2013	3.58	1.43	3.80		4.51

Lipper Global Real Estate Funds		4.60	1.21	3.93		4.36

FTSE EPRA/NAREIT Developed Index		4.23	2.45	4.98		5.52
Multimanager Technology Portfolio - Class A	12/31/2001	32.39	19.28	20.11	13.06	8.74
Multimanager Technology Portfolio - Class B	12/31/2001	32.39	19.30	20.10	12.96	8.57
Multimanager Technology Portfolio - Class K	08/28/2012	32.72	19.61	20.41		19.08

Lipper Science & Technology Funds		25.45	16.39	18.00	12.32	7.53

S&P North American Technology Sector Index		31.12	21.82	21.40	14.81	9.19

Russell 1000 Index		13.98	10.39	13.17	9.61	7.69

International/Global Stocks
1290 VT Low Volatility Global Equity Portfolio - Class B	10/28/2013	10.90	7.46			7.58
1290 VT Low Volatility Global Equity Portfolio - Class K	10/28/2013	11.17	7.73			7.84

Lipper Global Multi-Cap Core Funds		14.60	6.76			6.88

MSCI ACWI Minimum Volatility (Net) Index		10.65	7.52			8.50

MSCI ACWI (Net) Index		14.85	8.12			7.63
1290 VT SmartBeta Equity Portfolio - Class B	10/28/2013	12.54	7.90			8.12
1290 VT SmartBeta Equity Portfolio - Class K	10/28/2013	12.80	8.13			8.38

Lipper Global Large-Cap Core		14.80	8.09			8.21

MSCI World (Net) Index		13.59	7.97			7.87

1712

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
AXA Global Equity Managed Volatility Portfolio - Class A	10/02/2002	16.24%	7.47%	8.29%	3.17%	12.71%
AXA Global Equity Managed Volatility Portfolio - Class B	08/20/1997	16.21	7.49	8.29	3.09	6.26
AXA Global Equity Managed Volatility Portfolio - Class K	08/25/2011	16.49	7.73	8.55		9.56

Lipper Global Multi-Cap Core Funds		14.60	6.76	8.48	5.19	5.79

MSCI ACWI (Net) Index		14.85	8.12	9.20	5.57	N/A
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		14.03	5.53	6.75	2.50	N/A

Volatility Managed Index - Global Blend		13.89	7.71	9.62	7.67	N/A

Volatility Managed Index - Global Proxy Blend		13.60	7.95	9.94	7.86	N/A
AXA International Core Managed Volatility Portfolio - Class A	03/25/2002	16.11	4.80	4.96	1.21	5.03
AXA International Core Managed Volatility Portfolio - Class B	05/01/1999	16.10	4.80	4.95	1.10	3.54
AXA International Core Managed Volatility Portfolio - Class K	08/25/2011	16.33	5.06	5.22		6.00

Lipper International Multi-Cap Core Funds		15.15	5.26	5.95	2.57	4.01

MSCI EAFE Index		14.80	5.55	6.50	2.74	4.16
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		14.03	5.53	6.75	2.50	N/A

Volatility Managed Index - International		14.75	4.72	5.97	4.05	N/A

Volatility Managed Index - International Proxy		14.16	5.18	6.58	4.39	N/A
AXA International Value Managed Volatility Portfolio - Class A	03/25/2002	13.22	4.12	5.16	1.54	4.65
AXA International Value Managed Volatility Portfolio - Class B	05/01/1997	13.13	4.12	5.14	1.43	5.28
AXA International Value Managed Volatility Portfolio - Class K	08/25/2011	13.52	4.38	5.43		6.27

Lipper International Large-Cap Core Funds		13.82	4.15	5.40	2.18	5.29

MSCI EAFE Index		14.80	5.55	6.50	2.74	5.07
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		14.03	5.53	6.75	2.50	N/A

Volatility Managed Index - International Proxy		14.16	5.18	6.58	4.39	N/A
AXA/Templeton Global Equity Managed Volatility Portfolio - Class A	09/15/2006	12.21	5.95	8.15	5.03	4.12
AXA/Templeton Global Equity Managed Volatility Portfolio - Class B	09/15/2006	12.12	5.92	8.13	4.93	4.00
AXA/Templeton Global Equity Managed Volatility Portfolio - Class K	08/25/2011	12.38	6.18	8.40		10.35

Lipper Global Large-Cap Value Funds		10.28	5.52	7.60	4.80	4.02

MSCI World (Net) Index		13.59	7.97	9.70	5.90	5.88
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		14.03	5.53	6.75	2.50	3.22

Volatility Managed Index - Global Blend		13.89	7.71	9.62	7.67	N/A

Volatility Managed Index - Global Proxy Blend		13.60	7.95	9.94	7.86	N/A

1713

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Emerging Markets Equity PLUS Portfolio - Class B	02/08/2013	22.59%	6.86%	3.10%		2.44%
EQ/Emerging Markets Equity PLUS Portfolio - Class K	02/08/2013	22.86	7.16	3.37		2.71

Lipper Emerging Markets Funds		24.47	9.15	5.03		4.65

MSCI Emerging Markets (Gross Div) Index		25.37	9.21	5.37		4.76
EQ/International Equity Index Portfolio - Class A	04/03/1995	13.59	4.92	6.05	0.43%	3.72
EQ/International Equity Index Portfolio - Class B	05/01/1997	13.57	4.90	6.04	0.33	2.95
EQ/International Equity Index Portfolio - Class K	08/25/2011	13.85	5.15	6.32		7.33

Lipper International Large-Cap Core Funds		13.82	4.15	5.40	2.18	6.85
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		14.03	5.53	6.75	2.50	N/A

MSCI EAFE Index		14.80	5.55	6.50	2.74	5.23
EQ/MFS International Growth Portfolio - Class A	09/26/2008	20.80	8.22	6.63		7.04
EQ/MFS International Growth Portfolio - Class B	11/18/1994	20.92	8.25	6.65	4.66	5.48
EQ/MFS International Growth Portfolio - Class K	08/25/2011	21.22	8.47	6.92		8.70

Lipper International Large-Cap Growth Funds		16.55	5.60	6.05	3.87	6.47

MSCI ACWI ex. USA Growth (Net) Index		19.92	7.28	6.84	3.25	N/A
EQ/Oppenheimer Global Portfolio - Class A	08/31/2006	23.09	9.21	10.96	7.73	7.06
EQ/Oppenheimer Global Portfolio - Class B	08/31/2006	23.03	9.22	10.94	7.62	6.93

Lipper Global Large-Cap Growth		20.49	9.62	10.86	7.86	7.49

MSCI ACWI (Net) Index		14.85	8.12	9.20	5.57	5.81

Investment Grade Bonds
1290 VT DoubleLine Opportunistic Bond Portfolio - Class B	04/30/2015	1.76				1.81
1290 VT DoubleLine Opportunistic Bond Portfolio - Class K	04/30/2015	2.11				2.08

Lipper Core Plus Bond Funds		1.87				1.78

Bloomberg Barclays U.S. Aggregate Bond Index		1.20				1.36
AXA/AB Short Duration Government Bond Portfolio - Class B	05/20/2013	0.30	0.00			(0.23)
AXA/AB Short Duration Government Bond Portfolio - Class K	05/20/2013	0.54	0.26			(0.00)

Lipper Short Inv. Grade Debt Funds		0.78	0.72			0.54

ICE BofAML 1-year US Treasury Note Index		0.66	0.54			0.42
EQ/Core Bond Index Portfolio - Class A	03/25/2002	(0.34)	0.27	0.57	1.30	2.36
EQ/Core Bond Index Portfolio - Class B	01/01/1998	(0.34)	0.28	0.57	1.21	3.05
EQ/Core Bond Index Portfolio - Class K	08/25/2011	0.01	0.53	0.83		1.28

Lipper Core Bond Funds		1.16	1.21	1.72	3.61	4.60

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		0.35	0.94	1.25	2.92	4.43
EQ/Global Bond PLUS Portfolio - Class A	10/03/2005	3.65	0.88	0.25	1.46	2.77
EQ/Global Bond PLUS Portfolio - Class B	10/03/2005	3.66	0.88	0.27	1.37	2.65
EQ/Global Bond PLUS Portfolio - Class K	08/25/2011	3.85	1.11	0.48		0.70

Lipper Global Income Funds		3.97	2.46	1.37	3.75	4.61

Bloomberg Barclays Global Aggregate Index		6.96	3.14	1.49	2.57	3.82

1714

	Inception Date	1 Year		3 Years		5 Years	10 Years	Since Incep.
EQ/Intermediate Government Bond Portfolio - Class A	04/01/1991	(0.66	) %	(0.17	) %	0.08%	1.01%	4.06%
EQ/Intermediate Government Bond Portfolio - Class B	05/01/1997	(0.67)		(0.17)		0.08	0.91	3.10
EQ/Intermediate Government Bond Portfolio - Class K	08/25/2011	(0.41)		0.11		0.33		0.58

Lipper General U.S. Government Funds		0.49		0.23		0.98	2.92	5.10

Bloomberg Barclays U.S. Intermediate Government Bond Index		(0.14)		0.46		0.75	2.21	4.88
EQ/PIMCO Global Real Return Portfolio - Class B	02/08/2013	1.81		2.68		1.85		2.27
EQ/PIMCO Global Real Return Portfolio - Class K	02/08/2013	2.01		2.94		2.11		2.52

Lipper Inflation Protected Bond Funds		1.58		1.22		0.05		0.15

Bloomberg Barclays World Government Inflation-linked Bond Index		2.65		3.23		2.66		2.91
EQ/PIMCO Ultra Short Bond Portfolio - Class -A	03/30/2007	1.39		1.24		0.70	0.52	1.72
EQ/PIMCO Ultra Short Bond Portfolio - Class B	01/24/2002	1.38		1.27		0.72	0.44	2.41
EQ/PIMCO Ultra Short Bond Portfolio - Class K	08/25/2011	1.64		1.52		0.98		1.01

Lipper Short Inv. Grade Debt Funds		0.78		0.72		0.54	1.33	2.16

ICE BofAML US 3-Month Treasury Bill Index		1.11		0.53		0.34	0.34	1.31
EQ/Quality Bond PLUS Portfolio - Class A	10/01/1993	(0.33)		0.07		0.44	1.17	3.63
EQ/Quality Bond PLUS Portfolio - Class B	07/08/1998	(0.33)		0.11		0.46	1.08	2.88
EQ/Quality Bond PLUS Portfolio - Class K	04/17/2014	0.04		0.37				1.17

Lipper Core Plus Bond Funds		1.87		1.64		2.13	4.13	4.85

Bloomberg Barclays U.S. Intermediate Government Bond Index		(0.14)		0.46		0.75	2.21	4.30
Multimanager Core Bond Portfolio - Class A	12/31/2001	0.81		0.95		1.10	3.28	3.92
Multimanager Core Bond Portfolio - Class B	12/31/2001	0.91		0.94		1.14	3.19	3.76
Multimanager Core Bond Portfolio - Class K	08/25/2011	1.17		1.20		1.37		2.11

Lipper Core Bond Funds		1.16		1.21		1.72	3.61	4.29

Bloomberg Barclays U.S. Aggregate Bond Index		1.20		1.20		1.82	3.63	4.35

High Yield
1290 VT High Yield Bond Portfolio - Class B	02/08/2013	3.30		3.74		4.09		4.28
1290 VT High Yield Bond Portfolio - Class K	02/08/2013	3.67		4.01		4.36		4.54

Lipper High Yield Funds		3.34		4.13		4.02		4.16

ICE BofAML US High Yield Index		3.69		5.18		5.01		5.24

Money Market**
EQ/Money Market Portfolio - Class A	07/13/1981	0.60		0.21		0.13	0.24	4.25
EQ/Money Market Portfolio - Class B	10/02/1996	0.60		0.21		0.13	0.19	1.97

Lipper Money Market Funds		0.58		0.22		0.14	0.25	4.00

ICE BofAML US 3-Month Treasury Bill Index		1.11		0.53		0.34	0.34	4.42

AXA Tactical Manager Portfolios
AXA 2000 Managed Volatility Portfolio - Class B	10/29/2009	11.03		7.64		10.60		11.80
AXA 2000 Managed Volatility Portfolio - Class K	08/25/2011	11.32		7.91		10.88		13.23

1715

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper Small-Cap Core Funds		9.88%	7.81%	10.93%		13.71%

Russell 2000 Index		11.79	8.39	11.47		13.74

Volatility Managed Index - Small Cap Core		11.57	8.25	11.31		N/A
AXA 400 Managed Volatility Portfolio - Class B	10/29/2009	9.97	7.97	10.87		12.36
AXA 400 Managed Volatility Portfolio - Class K	08/25/2011	10.29	8.25	11.15		13.54

Lipper Mid-Cap Core Funds		8.74	6.85	10.50		13.13

S&P MidCap 400 Index		10.97	8.96	11.97		14.59

Volatility Managed Index - Mid Cap Core		10.32	8.84	11.68		N/A
AXA 500 Managed Volatility Portfolio - Class B	10/29/2009	12.56	9.64	12.15		11.72
AXA 500 Managed Volatility Portfolio - Class K	08/25/2011	12.82	9.91	12.42		14.06

Lipper Large-Cap Core Funds		12.59	9.01	11.99		12.70

S&P 500 Index		13.99	10.78	13.31		13.74

Volatility Managed Index - Large Cap Core		12.99	10.66	13.23		N/A
AXA International Managed Volatility Portfolio - Class B	10/29/2009	14.32	4.50	5.54		4.15
AXA International Managed Volatility Portfolio - Class K	08/25/2011	14.59	4.75	5.79		6.49

Lipper International Multi-Cap Core Funds		15.15	5.26	5.95		5.95

MSCI EAFE Index		14.80	5.55	6.50		6.03
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		14.03	5.53	6.75		5.53

Volatility Managed Index - International		14.75	4.72	5.97		N/A

Volatility Managed Index - International Proxy		14.16	5.18	6.58		N/A
ATM International Managed Volatility Portfolio - Class K	08/25/2011	14.56	4.69	5.76		6.26

Lipper International Multi-Cap Core Funds		15.15	5.26	5.95		6.64

MSCI EAFE Index		14.80	5.55	6.50		7.90
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		14.03	5.53	6.75		N/A

Volatility Managed Index - International II		14.72	4.30	5.70		N/A

Volatility Managed Index - International Proxy II		14.16	4.71	6.25		N/A
ATM Large Cap Managed Volatility Portfolio - Class K	08/25/2011	12.68	9.82	12.37		13.78

Lipper Large-Cap Core Funds		12.59	9.01	11.99		12.66

S&P 500 Index		13.99	10.78	13.31		15.72

Volatility Managed Index - Large Cap Core II		12.49	10.59	13.20		N/A
ATM Mid Cap Managed Volatility Portfolio - Class K	08/25/2011	10.24	8.23	11.16		13.25

Lipper Mid-Cap Core Funds		8.74	6.85	10.50		13.01

S&P MidCap 400 Index		10.97	8.96	11.97		15.28

Volatility Managed Index - Mid Cap Core II		10.00	8.78	11.53		N/A
ATM Small Cap Managed Volatility Portfolio - Class K	08/25/2011	11.18	7.84	10.95		12.99

Lipper Small-Cap Core Funds		9.88	7.81	10.93		13.40

Russell 2000 Index		11.79	8.39	11.47		14.80

Volatility Managed Index - Small Cap Core II		11.46	8.18	11.22		N/A

1716

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Asset Allocation Portfolios
All Asset Growth - Alt 20 Portfolio - Class A	10/29/2009	10.42%	5.81%	6.12%		7.45%
All Asset Growth - Alt 20 Portfolio - Class B	08/01/1988	10.44	5.82	6.13	5.07%	8.78
All Asset Growth - Alt 20 Portfolio - Class K	08/28/2012	10.75	6.10	6.39		7.39

Lipper Alternative Other Funds		5.62	2.83	4.14	4.60	5.91

All Asset Growth - Alt 20 Index		7.53	5.14	6.50	5.62	N/A
AXA Ultra Conservative Strategy Portfolio - Class B	09/28/2011	0.32	0.48	0.92		1.37

Lipper Mixed-Asset Target Allocation Conservative Funds		5.14	3.30	4.18		5.64
90% BB Barc U.S. Intmd Govt Bd / 1.5% MSCI EAFE / 1.5% S&P 400 / 5.5% S&P 500 / 1.5% Russell 2000		1.17	1.38	1.86		2.36
AXA Conservative Strategy Portfolio - Class B	04/30/2009	2.00	1.59	2.20		3.74

Lipper Mixed-Asset Target Allocation Conservative Funds		5.14	3.30	4.18		6.96
66% BB Barc U.S. Intmd Govt Bd / 3% MSCI EAFE / 3% S&P 400 / 11% S&P 500 / 3% Russell 2000 / 14% ICE BofAML US 3-Mo T Bill		2.68	2.31	2.92		4.28
AXA Conservative Growth Strategy Portfolio - Class B	04/30/2009	4.54	3.31	4.31		5.99

Lipper Mixed-Asset Target Allocation Conservative Funds		5.14	3.30	4.18		6.96
50% BB Barc U.S. Intmd Govt Bd / 7% MSCI EAFE / 7% S&P 400 / 19% S&P 500 / 7% Russell 2000 / 10% ICE BofAML US 3-Mo T Bill		5.26	4.05	5.09		6.90
AXA Balanced Strategy Portfolio - Class A	09/11/2009	5.78	4.13	5.33		5.96
AXA Balanced Strategy Portfolio - Class B	04/30/2009	5.77	4.12	5.34		6.97

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04	4.78	6.35		9.38
42% BB Barc U.S. Intmd Govt Bd / 8% MSCI EAFE / 8% S&P 400 / 26% S&P 500 / 8% Russell 2000 / 8% ICE BofAML US 3-Mo T Bill		6.60	4.99	6.25		8.25
AXA Moderate Growth Strategy Portfolio - Class B	04/30/2009	7.09	4.98	6.40		8.30

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04	4.78	6.35		9.38
33% BB Barc U.S. Intmd Govt Bd / 10% MSCI EAFE / 10% S&P 400 / 30% S&P 500 / 10% Russell 2000 / 7% ICE BofAML US 3-Mo T Bill		7.93	5.84	7.33		8.09
AXA Growth Strategy Portfolio - Class A	09/11/2009	8.40	5.82	7.47		7.80
AXA Growth Strategy Portfolio - Class B	04/30/2009	8.40	5.79	7.45		9.17

Lipper Mixed-Asset Target Allocation Growth Funds		9.73	5.84	7.72		10.83
25% BB Barc U.S. Intmd Govt Bd / 12% MSCI EAFE / 12% S&P 400 / 34% S&P 500 / 12% Russell 2000 / 5% ICE BofAML US 3-Mo T Bill		9.25	6.69	8.40		10.81
AXA Aggressive Strategy Portfolio - Class B	04/12/2012	9.75	6.63	8.50		9.29

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		12.84	7.23	9.03		9.65
17% BB Barc U.S. Intmd Govt Bd / 13% MSCI EAFE / 13% S&P 400 / 41% S&P 500 / 13% Russell 2000 / 3% ICE BofAML US 3-Mo T Bill		10.62	7.61	9.56		10.30
1290 VT DoubleLine Dynamic Allocation Portfolio - Class B	08/29/2012	4.43	3.56	4.34		5.20
1290 VT DoubleLine Dynamic Allocation Portfolio - Class K	08/29/2012	4.68	3.82	4.60		5.47

1717

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04%	4.78%	6.35%		7.14%
60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index		8.81	6.99	8.72		9.22
AXA/AB Dynamic Moderate Growth Portfolio - Class B	02/18/2011	7.62	3.95	5.84		5.39

Lipper Alternative Other Funds		5.62	2.83	4.14		5.02
40% BB Barc U.S. Intmd Govt Bd Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S&P 500 Index / 4% Russell 2000 Index		8.19	5.66	6.99		6.76
AXA/AB Dynamic Growth Portfolio - Class B	04/30/2015	8.66				4.38

Lipper Flexible Portfolio Funds		7.95				3.74
30% BB Barc U.S. Intmd Govt Bd Index / 21% MSCI EAFE Index / 4% S&P MidCap 400 Index / 41% S&P 500 Index / 4% Russell 2000 Index		9.65				6.33
AXA/Franklin Balanced Managed Volatility Portfolio - Class A	09/15/2006	4.66	4.72	5.94	5.14%	4.60
AXA/Franklin Balanced Managed Volatility Portfolio - Class B	09/15/2006	4.66	4.72	5.92	5.04	4.47
AXA/Franklin Balanced Managed Volatility Portfolio - Class K	08/25/2011	4.91	4.98	6.19		7.64

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04	4.78	6.35	5.84	5.69
50% Volatility Managed Index -Large Cap Core / 50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		6.61	5.84	7.23	7.24	N/A
AXA/Franklin Templeton Allocation Managed Volatility Portfolio - Class A	04/30/2007	7.55	5.64	7.78	5.41	3.81
AXA/Franklin Templeton Allocation Managed Volatility Portfolio - Class B	04/30/2007	7.65	5.64	7.78	5.30	3.70

Lipper Mixed-Asset Target Allocation Growth Funds		9.73	5.84	7.72	6.44	5.51
66% Volatility Managed Index -Large Cap Core / 17% Volatility Managed Index -International / 17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		11.11	8.05	9.98	8.73	N/A
AXA/Goldman Sachs Strategic Allocation Portfolio - Class B	04/30/2015	4.81				3.65

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04				4.70
60% MSCI World 100% Hedged to USD (Net) Index / 40% Bloomberg Barclays U.S. Treasury 7-10 Year Index		6.22				4.75
AXA/Invesco Strategic Allocation Portfolio - Class B	04/30/2015	5.53				2.77

Lipper Flexible Portfolio Funds		7.95				3.74
50% BB Barc U.S. Intmd Govt Bd Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23% S&P 500 Index / 3.5% Russell 2000 Index		6.81				4.38
AXA/Legg Mason Strategic Allocation Portfolio - Class B	02/19/2016	6.10				7.83

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04				10.35
45% BB Barc U.S. Treasury 3-7 Year Index / 26.5% MSCI EAFE Index / 7.5% S&P MidCap 400 Index / 17% S&P 500 Index / 4% Russell 2000 Index		7.38				9.50

1718

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

At a meeting held on July 10-12, 2018, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Management Agreement (the “Management Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), and Investment Sub-Advisory Agreements (each, a “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Portfolios listed.

Portfolios	Agreement(s) Approved by the Trust’s Board with respect to the Portfolios
EQ/American Century Mid Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with American Century Investment Management, Inc. (“American Century”)

EQ/Fidelity Institutional AMSM Large Cap Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with FIAM LLC (“FIAM”)

EQ/Franklin Rising Dividends Portfolio EQ/Franklin Strategic Income Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)*

EQ/Goldman Sachs Mid Cap Value Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Goldman Sachs Asset Management L.P. (“Goldman Sachs”)*

EQ/Invesco Global Real Estate Portfolio EQ/Invesco International Growth Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)*

EQ/Ivy Energy Portfolio EQ/Ivy Mid Cap Growth Portfolio EQ/Ivy Science and Technology Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Ivy Investment Management Company (“Ivy”)

EQ/Lazard Emerging Markets Equity Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”)

EQ/MFS International Value Portfolio EQ/MFS Technology Portfolio EQ/MFS Utilities Series Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS Investment Management”)*

EQ/PIMCO Real Return Portfolio EQ/PIMCO Total Return Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with Pacific Investment Management Company, LLC (“PIMCO”)*

EQ/T. Rowe Price Health Sciences Portfolio	Management Agreement with FMG LLC Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)*

*

Franklin Advisers, Goldman Sachs, Invesco, MFS Investment Management, PIMCO and T. Rowe (each, an “Existing Sub-Adviser” and together, the “Existing Sub-Advisers”) currently serve as investment sub-advisers for one or more other portfolios, or allocated portion(s) of portfolio(s), of the Trust.

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The Board noted that the Portfolios are newly-created portfolios of the Trust and that each Portfolio is essentially a “clone” of a series of an existing, unaffiliated registered investment company (often referred to as a “variable insurance trust” or a “VIT”) that currently serves as an underlying investment option for certain variable annuity contracts and/or variable life insurance contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or its affiliates and other insurance companies. The Board also noted that AXA Equitable and certain other related persons had filed with the U.S. Securities and Exchange Commission (the “SEC”) an application requesting approval of a substitution transaction whereby shares of each of the Portfolios (i.e., the new underlying investment options) will be substituted for shares of each of the corresponding VITs (i.e., the old underlying investment options). The Board further noted that, pursuant to the terms of the application, among other things:

•

each Portfolio will have an investment objective that is identical to, and principal investment strategies and principal risks that are identical or substantially similar to, those of its corresponding VIT;

•	each Portfolio will be sub-advised by the same investment adviser that currently advises its corresponding VIT;
•	each Portfolio will have a combined current management fee and Rule 12b-1 fee that, at all asset levels, will be no higher than that of its corresponding VIT at corresponding asset levels; and
•

for a period of at least two years following the effective date of the substitution transaction, each Portfolio will have a net annual operating expense ratio that is equal to or lower than that of its corresponding VIT for the most recent fiscal year preceding the effective date of the substitution transaction.

As of the date of this shareholder report, AXA Equitable has since received from the SEC an order granting approval of its application, and each Portfolio has since commenced operations on October 22, 2018, in connection with the substitution transaction.

At its July 10-12, 2018 meeting, the Board noted that it was being asked to approve the annual renewal of the Management Agreement between the Adviser and the Trust with respect to the existing portfolios of the Trust, and that each Portfolio would be added, by amendment, to that Management Agreement. The Board also noted that it was being asked to approve the annual renewal of the Sub-Advisory Agreements between the Adviser and each of the Existing Sub-Advisers with respect to existing portfolios, or allocated portion(s) of portfolio(s), of the Trust, and that each Portfolio that is proposed to be sub-advised by an Existing Sub-Adviser would be included on that Sub-Advisory Agreement with that Existing Sub-Adviser. In this regard, the Board considered that the Adviser had presented a new form of Sub-Advisory Agreement with each of the Existing Sub-Advisers and that the new form of agreement contains certain updated provisions that differ from the existing Sub-Advisory Agreements and that are part of the Adviser’s effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex. The Board also noted that the proposed Sub-Advisory Agreement with each of American Century, FIAM, Ivy and Lazard was on the new form of agreement.

A portion of the Board’s review of, among other matters, the nature, quality and extent of the services to be provided by the Adviser under the Portfolios’ Management Agreement and, as applicable, by the Existing Sub-Advisers under the relevant Portfolios’ Sub-Advisory Agreements was conducted as part of, and in conjunction with, the Board’s annual reviews of the Trust’s existing portfolios’ Management Agreements and, as applicable, Sub-Advisory Agreements with the Existing Sub-Advisers at the July 10-12, 2018 meeting. In connection with its approval of the Portfolios’ Agreements, the Board considered its conclusions in connection with its approval of the Trust’s existing portfolios’ Management Agreements and, as applicable, Sub-Advisory Agreements with the Existing Sub-Advisers, including its general satisfaction with the nature and quality of services being provided to the Trust’s existing portfolios by the Adviser and the Existing Sub-Advisers.1

In reaching its decision to approve each Agreement with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio

[1]

The discussion of the process followed by the Board in its approval of the Trust’s existing portfolios’ Management Agreements and, as applicable, Sub-Advisory Agreements with the Existing Sub-Advisers on July 10-12, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

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and Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant proposed Sub-Adviser and, where applicable, their respective affiliates; (2) comparative performance information; (3) the level of the proposed management fee and sub-advisory fee, and the Portfolio’s expense ratios relative to those of its corresponding VIT; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (6) “fall out” benefits that may accrue to the Adviser, the relevant Sub-Adviser and their respective affiliates (i.e., indirect benefits that they would not receive but for the existence of the Portfolio). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Advisers, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The Board also took into account information, including information relating to the proposed Sub-Advisers, provided to the Trustees at prior Board meetings. The information provided to the Trustees described, among other things, the Portfolios’ investment strategies and risks, the services to be provided by the Adviser and the proposed Sub-Advisers, as well as the Adviser’s and the proposed Sub-Advisers’ investment personnel, proposed investment management and sub-advisory fees, expense ratios, expense limitation arrangements, performance information, and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreements and the information provided. The Independent Trustees met in advance of the meeting at which the Board approved the Agreements to review the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Agreements and the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the Agreements.

Although the Board approved the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Agreements with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed management fee and sub-advisory fee were fair and reasonable and that the approval of the Agreements was in the best interests of the applicable Portfolio and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant proposed Sub-Adviser, and their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and the relevant proposed Sub-Adviser’s responsibilities with respect to each Portfolio. The Board also considered the Adviser’s experience in serving as the investment manager for other portfolios of the Trust, and each proposed Sub-Adviser’s experience in serving as the adviser for a Portfolio’s corresponding VIT and, in the case of each Existing Sub-Adviser, as an investment sub-adviser for one or more other portfolios, or allocated portion(s) of portfolio(s), of the Trust.

With respect to the Adviser, the Board considered that the Adviser would be responsible for, among other things, developing investment strategies for the Portfolios; researching, selecting and hiring the proposed Sub-Advisers, and conducting on-going “due diligence” on and monitoring the proposed Sub-Advisers; overseeing the selection of investments for the Portfolios that the proposed Sub-Advisers would sub-advise; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading

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costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the proposed Sub-Advisers, as applicable, and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed Sub-Advisers and the other service providers to the Portfolios, as well as information regarding the qualifications and experience of, and resources available to, the personnel who would perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser has assumed significant entrepreneurial risk in sponsoring the Portfolios and that the Adviser would bear and assume significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Portfolios. The Board considered that the Adviser’s responsibilities with respect to the Portfolios also would include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding the Adviser’s ongoing risk management activities. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on the Board’s experience and familiarity with the Adviser serving as the investment manager for the other portfolios of the Trust and on periodic reports provided to the Board regarding the services provided by the Adviser to those other portfolios.

With respect to the proposed Sub-Advisers, the Board considered that, subject to the oversight of the Adviser, each proposed Sub-Adviser would be responsible for making investment decisions for the Portfolio that it would sub-advise; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio that it would sub-advise; and performing certain related administrative functions. The Board also reviewed information regarding each proposed Sub-Adviser’s process for selecting investments for the Portfolio that it would sub-advise, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to that Portfolio. The Board considered information regarding each proposed Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio that it would sub-advise and each proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board received information regarding each proposed Sub-Adviser’s trading experience and how each proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Portfolio that it would sub-advise. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by each proposed Existing Sub-Adviser also was based, in part, on the Board’s experience and familiarity with the Existing Sub-Adviser serving as an investment sub-adviser for one or more other portfolios, or allocated portion(s) of portfolio(s), of the Trust and on periodic reports provided to the Board regarding the services provided by the Existing Sub-Adviser to those other portfolios.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of American Century’s, FIAM’s, Ivy’s and Lazard’s compliance programs, policies and procedures, and certification that they were consistent with applicable legal standards. The Board also factored into its review its familiarity with the Adviser’s and the proposed Existing Sub-Advisers’ compliance programs, policies, and procedures and noted the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Existing Sub-Adviser’s compliance programs, policies, and procedures in connection with the Board’s annual renewals of the Trust’s existing portfolios’ Management Agreements and, as applicable, Sub-Advisory Agreements with the Existing Sub-Advisers at the July 10-12, 2018 meeting. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser or the proposed Sub-Advisers and reviewed information regarding the Adviser’s and the proposed Sub-Advisers’ financial condition and history of operations and potential conflicts of interest in managing the Portfolios. In addition, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates have with the proposed Sub-Advisers and/or their affiliates in addition to the proposed relationships involving the Portfolios. In this regard, the Board also received materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

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The Board also considered the benefits that would be provided to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates would provide to the Portfolios and their shareholders.

The Board also received from the Adviser a detailed update on matters that had been discussed at prior Board meetings regarding the potential impact on the Portfolios, and on the Adviser and its affiliates providing services to the Portfolios, of the announcement by AXA S.A. (“AXA”), the Adviser’s ultimate parent company, of its intention to sell its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”) — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. Prior to the July 10-12, 2018 meeting, the Independent Trustees, through their independent legal counsel, provided to the Adviser a list of substantive follow-up inquiries relating specifically to the Sell-Down Plan and its potential impact on the Portfolios and the Trust’s service providers. The Adviser provided responses to the Independent Trustees’ inquiries orally and in a related presentation to the Board at the July 10-12, 2018 meeting. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of the Adviser and the proposed Sub-Advisers; the ability of the Adviser and each proposed Sub-Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services to be provided to the respective Portfolios; the potential implications of any additional regulatory requirements imposed on the Adviser or the proposed Sub-Advisers or the Portfolios following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services to be provided by those firms to the Portfolios.

In connection with the discussion, the Board noted that the Adviser anticipates that one or more of the transactions contemplated by the Sell-Down Plan may cause an “assignment” (as that term is defined in the 1940 Act) of the Agreements with respect to the Portfolios, which would result in the automatic termination of the Agreements under the 1940 Act. The Board further noted that the Adviser intended to present for the Board’s consideration and approval at a meeting to be held on August 22, 2018, new and interim investment management and investment sub-advisory agreements with respect to the Portfolios to ensure the continuation of services to the Portfolios, without interruption, as consummation of the Sell-Down Plan proceeds.2 In this regard, the Board noted that the Adviser intended to present a new form of investment management agreement with the Trust.

The Board noted that the Portfolios did not have any performance history as they were newly organized and had not commenced operations as of the date of the meeting. For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Portfolios, the Board received and reviewed information regarding each Portfolio’s investment objectives, policies and anticipated investments. The Board also considered the Adviser’s expertise, resources, proposed methodology, and personnel for managing the Portfolios and its experience managing other portfolios of the Trust. For each Portfolio, the Board also received and reviewed the average annual total returns for the Portfolio’s corresponding VIT for the one-, five- and ten-year periods and since inception periods ended December 31, 2017, and (where available) the performance of the corresponding VIT’s benchmark index(es) for those same time periods. The Board also considered comparative performance information for additional time periods compiled by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data. In this regard, the Board noted that each Portfolio will be sub-advised by the same investment adviser that currently advises

[2]

A discussion of the process followed by the Board in its approval of these new and interim investment management and investment sub-advisory agreements on August 22, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

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its corresponding VIT, and each Portfolio will have an investment objective that is identical to, and principal investment strategies and principal risks that are identical or substantially similar to, those of its corresponding VIT. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered each proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio that it would sub-advise.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the Adviser and the relevant proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreements.

Expenses

The Board considered each Portfolio’s proposed management fee and sub-advisory fee in light of the nature, quality and extent of the overall services to be provided by the Adviser and the relevant proposed Sub-Adviser. In addition, with respect to each Portfolio, the Board considered the relative levels of the sub-advisory fee to be paid to the relevant proposed Sub-Adviser and the management fee to be retained by the Adviser in light of, among other factors, the services to be provided to the Portfolio by the Adviser and the relevant proposed Sub-Adviser. The Board considered that all fees and expenses of each Portfolio will be explicitly disclosed in the Portfolio’s offering documents.

With respect to the Management Agreement, the Board also considered each Portfolio’s proposed management fee schedule relative to the management fee schedules of other portfolios managed by the Adviser. The Board also considered information provided by the Adviser comparing the proposed management fee rate and expense ratios for each Portfolio to the management fee rates and expense ratios for comparable funds, including information compiled by Broadridge. The Board further considered that the proposed management fee schedule for each Portfolio includes breakpoints that would reduce the management fee rate as Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. For each Portfolio, the Board also considered the corresponding VIT’s fees and expenses, as well as the Portfolio’s fee and expense estimates for the current fiscal year based on the Portfolio’s anticipated asset level following the substitution transaction. In this regard, the Board noted that each Portfolio will have a combined current management fee and Rule 12b-1 fee that, at all asset levels, will be no higher than that of its corresponding VIT at corresponding asset levels. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of the Portfolio’s net expense ratios will not exceed certain levels as set forth in its prospectus. The Board further considered that, as a result of the expense limitation arrangement, for a period of at least two years following the effective date of the substitution transaction, each Portfolio will have a net annual operating expense ratio that is equal to or lower than that of its corresponding VIT for the most recent fiscal year preceding the effective date of the substitution transaction. The Board also noted that, to the extent that the Adviser waives fees pursuant to the expense limitation arrangement, a Portfolio’s actual management fee may be lower than its contractual management fee. Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s proposed fee for the Portfolio is fair and reasonable.

With respect to the Sub-Advisory Agreements, the Board also considered each proposed sub-advisory fee in light of the fees that the relevant proposed Sub-Adviser charges under other advisory and (where available) sub-advisory agreements with other clients. The Board further noted that the Adviser, and not the applicable Portfolio, would pay the relevant proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed approval of the Portfolios’ Sub-Advisory Agreements, as well as by the Existing Sub-Advisers in conjunction with the proposed annual renewal of the Trust’s existing Portfolios’ Sub-Advisory Agreements with the Existing Sub-Advisers), and that the Adviser believes that the fee agreed upon with each proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed sub-advisory fee for the relevant proposed Sub-Adviser is fair and reasonable.

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Profitability and Costs

The Board also considered the anticipated level of profits to be realized by the Adviser in connection with the operation of the Portfolios. With respect to each Sub-Advisory Agreement, the Board considered the estimated impact of the proposed sub-advisory fee on the profitability of the Adviser. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees to be paid to the proposed Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the proposed Sub-Advisers based on the particular circumstances in each case for each of them.

Economies of Scale

The Board also considered whether economies of scale or efficiencies would be realized by the Adviser as the Portfolios grow larger and the extent to which this is reflected in the proposed management and administrative fee schedules for the Portfolios. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the proposed management fee schedule for each Portfolio includes breakpoints that would reduce the management fee rate as Portfolio assets increase above certain levels. The Board also noted that the proposed administrative fee schedule for each Portfolio aggregates the assets managed by the Adviser in these Portfolios and in certain other portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that would reduce the administrative fee rate as aggregate portfolio assets increase above certain levels. In this regard, the Board also noted that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement a revised fee rate in that administrative fee schedule, which would apply to the Portfolios. In addition, the Board noted that the Adviser had agreed to assume certain expenses of each Portfolio by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolio’s net expense ratios do not exceed certain contractual levels as set forth in the prospectus. The Board also considered that the Adviser could potentially share economies of scale or efficiencies with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Portfolios.

In connection with its deliberations regarding the Sub-Advisory Agreements, the Board noted that the proposed sub-advisory fee schedules applicable to the EQ/Ivy Energy Portfolio, the EQ/Ivy Science and Technology Portfolio, and the EQ/PIMCO Real Return Portfolio aggregate the assets managed by Ivy and PIMCO, respectively, in a Portfolio and in one or more other Portfolios for which the Sub-Adviser serves as investment sub-adviser. The Board also noted that the proposed sub-advisory fee schedules applicable to each Portfolio other than the EQ/Invesco Global Real Estate Portfolio and the EQ/PIMCO Global Real Return Portfolio include breakpoints that reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the affected Portfolio(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser.

The Board considered these factors, and the relationship they bear to the fee structures charged to the Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with the Portfolios once they commence operations and at reasonably

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anticipated asset levels. The Board noted, however, that it would monitor future growth in Portfolio assets to determine whether economies of scale or efficiencies continued to be reflected in the Portfolios’ fee arrangements.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also would serve as the administrator for the Portfolios and would receive compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of the Adviser, serves as the underwriter for the Trust and would receive from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios would be offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of the Portfolios may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a proposed Sub-Adviser, including the following. The Board considered that a proposed Sub-Adviser, through its position as investment sub-adviser to a Portfolio, may engage in soft dollar transactions. In addition, the Board considered that a proposed Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolios securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that each proposed Existing Sub-Adviser serves as an investment sub-adviser for other portfolios advised by the Adviser and receives sub-advisory fees with respect to those portfolios. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and a proposed Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the proposed Sub-Advisers are fair and reasonable.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF INVESTMENT SUB-ADVISORY

AGREEMENT

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

At a meeting held on September 12-13, 2018, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to the New Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Sub-Advisory Agreement (the “New Agreement”) between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), which serves as the Trust’s investment manager, and Franklin Mutual Advisers, LLC (“Franklin Mutual” or the “New Sub-Adviser”) with respect to the AXA/Franklin Small Cap Value Managed Volatility Portfolio (the “Portfolio”).

At the time of the September 12-13, 2018 meeting, Franklin Advisory Services, LLC (“Franklin Advisory”) was serving as the sub-adviser for the portion of the Portfolio that is actively managed (the “Active Allocated Portion”), pursuant to an Investment Sub-Advisory Agreement between the Adviser and Franklin Advisory, dated September 1, 2018 (the “Old Agreement”). The Board noted that, in September 2018, Franklin Advisory had notified the Adviser that the portfolio managers for the Active Allocated Portion of the Portfolio, as members of the Franklin U.S. Value Team, were being integrated into Franklin Advisory’s affiliate, Franklin Mutual, as part of a strategic realignment of that team. The Board also noted that, as a result of this strategic realignment, the entity with which the Adviser contracts to provide sub-advisory services with respect to the Active Allocated Portion of the Portfolio would change from Franklin Advisory to Franklin Mutual. As of the date of this shareholder report, Franklin Mutual has since become the New Sub-Adviser to the Active Allocated Portion of the Portfolio, effective on or about September 30, 2018.

In connection with its September 12-13, 2018 approval of the New Agreement, the Board noted that Franklin Advisory and Franklin Mutual are both affiliates of Franklin Resources, Inc. and that Franklin Mutual and other affiliates of Franklin Resources, Inc. currently serve as sub-advisers for other portfolios of the Trust. The Board noted that it had most recently approved the continuation of the Old Agreement with Franklin Advisory with respect to the Portfolio, as well as the investment sub-advisory agreements with Franklin Mutual and other affiliates of Franklin Resources, Inc. with respect to other portfolios of the Trust, at an in-person meeting held on July 10-12, 2018. The Board also considered that, prior to that July 10-12, 2018 meeting, Franklin Templeton Investments had provided information with respect to the Franklin-affiliated entities — including Franklin Advisory and Franklin Mutual — that serve as sub-advisers for portfolios of the Trust, including the Portfolio.

Prior to its approval of the New Agreement, the Board reviewed, among other matters, the nature, quality and extent of the services currently being provided by Franklin Advisory under the Old Agreement and to be provided by Franklin Mutual under the New Agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the Old Agreement at the July 10-12, 2018 meeting. During the review process that led to its approval of the continuation of the Old Agreement with Franklin Advisory, the Board was aware that it likely would be asked in the near future to consider approval of the New Agreement with Franklin Mutual. During that review process, the Board also noted that the Adviser had presented a new form of Sub-Advisory Agreement with Franklin Advisory and that the new form of agreement contains certain updated provisions that differ from the then existing Sub-Advisory Agreement and that are part of the Adviser’s effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex. In this regard, the Board noted that there was no change to the services provided to the Portfolio, and no change to the sub-advisory fee paid by the Adviser to Franklin Advisory, under the new form of agreement.

On July 10-12, 2018, the Board, including the Independent Trustees, on the basis of their business judgment after review of the information provided, concluded that the approval of continuation of the Old Agreement was in the best interests of the Portfolio and its shareholders and that the sub-advisory fee rate set forth in the Old Agreement was fair and reasonable. In reaching its decision to approve the Old Agreement, the Board considered the overall fairness of the Old Agreement and whether the Old Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and the Old Agreement, including: (1) the nature, quality and extent of the

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overall services to be provided to the Portfolio by Franklin Advisory; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall out” benefits that may accrue to Franklin Advisory and its affiliates (i.e., indirect benefits that they would not receive but for the existence of the Portfolio). In considering the Old Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor. 1

In connection with its approval of the New Agreement on September 12-13, 2018, the Board considered its conclusions in connection with its July 10-12, 2018 approval of the Old Agreement, including its general satisfaction with the nature and quality of services being provided to the Portfolio. Also in connection with its September 12-13, 2018 approval of the New Agreement, the Board considered a representation made to the Adviser on September 12, 2018, by Franklin Templeton Investments that there had been no material change to the information provided to the Board in connection with its consideration of the Old Agreement at the July 10-12, 2018 meeting; that the information with respect to the services provided by Franklin Advisory to the Portfolio described in all material respects the services to be provided by Franklin Mutual to the Portfolio; and that, since the date Franklin Templeton Investments had provided this information to the Board, there had been no material change to the services that Franklin Advisory provides, and that Franklin Mutual will provide, to the Portfolio. In this regard, the Board also recognized that, except as to the effective date and the named Sub-Adviser, the New Agreement is substantially identical to the Old Agreement, including with respect to the sub-advisory fee payable and the services provided thereunder.

In connection with its deliberations at the September 12-13, 2018 meeting, the Board took into account information prepared by the Adviser and Franklin Mutual, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The Board also took into account information, including information relating to Franklin Mutual, provided to the Trustees at prior Board meetings, including the July 10-12, 2018 meeting. The information provided to the Trustees described, among other things, the services to be provided by Franklin Mutual, as well as Franklin Mutual’s investment personnel, proposed sub-advisory fee, performance information, and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the New Agreement and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the New Agreement and the information provided. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the New Agreement and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the New Agreement.

The Board considered that the services to be provided by Franklin Mutual under the New Agreement were not expected to change from the services being provided by Franklin Advisory under the Old Agreement; the Portfolio’s fees and expenses were not expected to change as a result of the approval of the New Agreement; the sub-advisory fee that Franklin Mutual would receive from the Adviser under the New Agreement would be based on the same fee schedule in effect under the Old Agreement with Franklin Advisory; and the same portfolio managers would continue to be primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio following the strategic realignment of the Franklin U.S. Value Team.

On September 12-13, 2018, the Board, including the Independent Trustees, on the basis of their business judgment after review of the information provided, concluded that the approval of the New Agreement was in the best interests of the Portfolio and its shareholders and that the proposed sub-advisory fee rate set forth in the New Agreement was fair and reasonable. In reaching its decision to approve the New Agreement, the Board considered the overall fairness of the New Agreement and whether the New Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and the New Agreement, including those set forth above. In considering the New Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

[1]

The discussion of the process followed by the Board in its approval of the continuation of the Old Agreement on July10-12, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF INVESTMENT SUB-ADVISORY

AGREEMENT

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

At a meeting held on July 10-12, 2018, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to the New Sub-Advisory Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and its affiliate AllianceBernstein, L.P. (“AllianceBernstein” or the “Sub-Adviser”) with respect to each of the EQ/Large Cap Value Index, EQ/Mid Cap Index, and Multimanager Technology Portfolios (each, a “Portfolio” and together, the “Portfolios”), pursuant to which AllianceBernstein would replace SSgA Funds Management, Inc. (“SSgA”) as sub-adviser to each Portfolio (or an allocated portion thereof). The Board also determined to recommend that shareholders of each Portfolio approve the New Sub-Advisory Agreement. 1 As of the date of this shareholder report, the Portfolios’ shareholders have since approved the New Sub-Advisory Agreement at a special shareholder meeting held on October 25, 2018, and AllianceBernstein replaced SSgA as sub-adviser to each Portfolio (or an allocated portion thereof) on November 19, 2018.

In connection with the Board’s consideration of the Adviser’s proposal to appoint AllianceBernstein as Sub-Adviser to each of the Portfolios (or an allocated portion thereof), and in light of the affiliation between the Adviser and AllianceBernstein, the Independent Trustees requested extensive information from the Adviser and AllianceBernstein and held numerous meetings, including meetings requested with senior officers of the Adviser and AllianceBernstein (including AllianceBernstein’s Chief Executive Officer), from late 2017 through mid-2018 to review the proposal. As discussed below, based on its review of the presentations and materials provided by the Adviser and AllianceBernstein over the course of these meetings, and noting AllianceBerstein’s capabilities and experience in managing similar portfolios and strategies and that the management and sub-advisory fees, as well as the investment program of each Portfolio, will remain the same under the New Sub-Advisory Agreement, the Board, including the Independent Trustees, determined that the replacement of SSgA with AllianceBernstein was in the best interests of each Portfolio and its shareholders and unanimously approved (i) the termination of SSgA as sub-adviser to each Portfolio (or an allocated portion thereof), (ii) the appointment of AllianceBernstein as Sub-Adviser to each Portfolio (or an allocated portion thereof), and (iii) the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Portfolio.

In reaching its decision to approve the New Sub-Advisory Agreement with respect to each Portfolio, the Board considered the overall fairness of the New Sub-Advisory Agreement and whether the New Sub-Advisory Agreement was in the best interests of each Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and the New Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by AllianceBernstein; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall out” benefits that may accrue to AllianceBernstein and its affiliates (i.e., indirect benefits that AllianceBernstein would not receive but for the existence of the Portfolio). In considering the New Sub-Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

[1]

Section 15 of the 1940 Act requires that any investment advisory agreement, including any investment sub-advisory agreement, with respect to a Portfolio be in writing and be approved initially by both the Board (including a majority of the Independent Trustees) and the Portfolio’s shareholders. The Adviser has received from the Securities and Exchange Commission an exemptive order that permits it, subject to the Board’s approval, to hire, terminate and replace sub-advisers and to amend investment sub-advisory agreements without obtaining shareholder approval. However, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) unless the investment sub-advisory agreement with the affiliated sub-adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

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In connection with its deliberations, the Board took into account extensive information requested by the Independent Trustees and prepared by the Adviser and AllianceBernstein, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees in connection with the above-referenced multiple meetings. Over the course of these meetings, the Independent Trustees, in consultation with their independent legal counsel, engaged in an extensive review of the information provided and requested additional information during the course of its review. The information provided to the Trustees described, among other things, the services to be provided by AllianceBernstein, as well as AllianceBernstein’s investment personnel, proposed sub-advisory fee, performance information, and other matters. In addition, at the request of the Independent Trustees, the Board met in person with senior representatives of AllianceBernstein, including the Chief Executive Officer, the Chief Investment Officer, the portfolio management team that is proposed to provide sub-advisory services to the Portfolios, and senior risk and compliance personnel, to discuss the proposal, as well as with senior representatives of the Adviser to discuss the New Sub-Advisory Agreement and the information provided. The Board also took into account that AllianceBernstein currently provides investment sub-advisory services to several other portfolios of the Trust, including certain other portfolios that utilize index strategies. In reaching its decision to approve the New Sub-Advisory Agreement with respect to each Portfolio at its July 10-12, 2018 meeting, the Board also noted that it was conducting its annual review of, and considering the continuation of, the investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to these other portfolios of the Trust at that same meeting.

The Independent Trustees also met in executive sessions during the multiple meetings at which the proposal was discussed to review the information provided and communicated follow-up questions for the Adviser and AllianceBernstein to address at the meetings. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the proposal and to provide additional information requested by the Independent Trustees. At the meetings and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the proposal. As a result of these extensive discussions, among other things, the Adviser agreed, for a period of two years after the appointment of AllianceBernstein, to waive fees or reimburse expenses of the Portfolios in the aggregate amount of $100,000 per year, allocated among the Portfolios on a pro rata basis. The Adviser and its affiliates also agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreement. The Independent Trustees were assisted by independent legal counsel prior to and during the meetings and during their deliberations regarding the New Sub-Advisory Agreement, and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the New Sub-Advisory Agreement.

In approving the New Sub-Advisory Agreement, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the proposed sub-advisory fee for each Portfolio was fair and reasonable, and that the approval of the New Sub-Advisory Agreement was in the best interests of each Portfolio and its investors and did not involve a conflict of interest from which the Adviser or AllianceBernstein would derive an inappropriate advantage. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the New Sub-Advisory Agreement with respect to each Portfolio.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by AllianceBernstein. In addition to the investment performance information discussed below, the Board considered AllianceBernstein’s responsibilities with respect to each Portfolio (or allocated portion thereof) pursuant to the New Sub-Advisory Agreement, and AllianceBernstein’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio, including for several other portfolios of the Trust.

The Board considered that AllianceBernstein, subject to the oversight of the Adviser, would be responsible for making investment decisions for each Portfolio (or an allocated portion thereof); placing with brokers or dealers orders for the purchase and sale of investments for each Portfolio (or an allocated portion thereof); and performing certain related administrative functions. The Board also reviewed information

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regarding AllianceBernstein’s process for selecting investments for each Portfolio (or an allocated portion thereof), as well as information regarding the qualifications and experience of AllianceBernstein’s portfolio managers who would provide services to the Portfolio. The Board considered information regarding AllianceBernstein’s procedures for executing portfolio transactions for each Portfolio (or an allocated portion thereof), and AllianceBernstein’s policies and procedures for selecting brokers and dealers and, as applicable, obtaining research from those brokers and dealers. In addition, the Board received information regarding AllianceBernstein’s trading experience and how AllianceBernstein would seek to achieve “best execution” on behalf of each Portfolio (or an allocated portion thereof). The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by AllianceBernstein also was based, in part, on the Trustees’ experience and familiarity with AllianceBernstein serving as sub-adviser to several other portfolios (or allocated portions thereof) of the Trust and on periodic reports provided to the Trustees regarding the services provided by AllianceBernstein to those other portfolios (or allocated portions thereof).

The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of AllianceBernstein’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving AllianceBernstein and reviewed information regarding AllianceBernstein’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios.

The Board also considered that the Adviser had presented a new form of Sub-Advisory Agreement with AllianceBernstein. The Board noted that the new form of Sub-Advisory Agreement contains certain updated provisions that differ from the existing Sub-Advisory Agreement and that are part of the Adviser’s effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex. The Board received from the Adviser a summary of substantive updates, as well as certain other changes, that were incorporated into the new form of Sub-Advisory Agreement. In this regard, the Board noted that, among other updates, the new form of Sub-Advisory Agreement includes a more detailed description of the Adviser’s responsibilities (or duties) with respect to a sub-advised Portfolio, including the duties for which the Adviser remains responsible in connection with the delegation of certain of its duties to a sub-adviser.

The Board also received and reviewed AllianceBernstein’s performance and tracking error data in managing other funds and/or accounts with a comparable investment strategy as each Portfolio, as compared to an appropriate benchmark. The Board noted that, with respect to the EQ/Large Cap Value Index and Multimanager Technology Portfolios, AllianceBernstein does not currently manage an index strategy that tracks the same market index as the Portfolios, but that AllianceBernstein manages other index strategies that track overlapping segments of the market index that is tracked by the Portfolios. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered AllianceBernstein’s expertise, resources, proposed investment strategy, and personnel for advising each Portfolio (or allocated portion thereof), noting its familiarity with AllianceBernstein’s “passive” (or “indexing”) approach. With respect to the Multimanager Technology Portfolio, the Board also considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Portfolio has the ability to invest in exchange-traded funds, and the other portions of the Portfolio are actively managed by a sub-adviser.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by AllianceBernstein were appropriate for each Portfolio in light of its investment objective and, thus, supported a decision to approve the New Sub-Advisory Agreement.

Expenses

With respect to each Portfolio, the Board noted that the proposed sub-advisory fee to be paid by the Adviser to AllianceBernstein is the same as the sub-advisory fee currently paid by the Adviser to SSgA. The Board also noted that the proposed sub-advisory fee to be paid to AllianceBernstein is comparable to, and in some cases lower than, the sub-advisory fee that AllianceBernstein currently charges to other portfolios of the Trust for which AllianceBernstein currently serves as sub-adviser using a “passive” (or “indexing”) approach. The Board further noted that the Adviser, and not the Portfolios, would pay AllianceBernstein and that the proposed sub-advisory fees were negotiated between AllianceBernstein and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the

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Adviser believes that the fees agreed upon with AllianceBernstein are reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. As stated above, the Board further considered that, based on its discussions with the Adviser, the Adviser had agreed, for a period of two years after the appointment of AllianceBernstein, to waive fees or reimburse expenses of the Portfolios in the aggregate amount of $100,000 per year, allocated among the Portfolios on a pro rata basis. Based on its review, the Board determined that the proposed sub-advisory fees for AllianceBernstein are fair and reasonable. The Board also considered that all or a substantial portion of the assets proposed to be transitioned from SSgA to AllianceBernstein were expected to be transferred in kind, and that the transaction costs associated with the transition of each Portfolio’s assets to the management of AllianceBernstein were expected to be low. The Board further noted that the Adviser and its affiliates agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreement.

Profitability and Costs

The Adviser advised the Board that it does not regard sub-adviser profitability as meaningful to its evaluation of the New Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of sub-adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees to be paid to AllianceBernstein are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and AllianceBernstein based on the particular circumstances in each case for each of them. The Board further noted that the investment management fee paid by each Portfolio to the Adviser would not change as a result of the New Sub-Advisory Agreement. The Board also noted that, as AllianceBernstein is an affiliate of the Adviser, the Adviser provided additional information regarding AllianceBernstein’s impact on the Adviser’s profitability. As stated above, the Board also considered that the Adviser had agreed, for a period of two years after the appointment of AllianceBernstein, to waive fees or reimburse expenses of the Portfolios in the aggregate amount of $100,000 per year, allocated among the Portfolios on a pro rata basis. Based on a review of this information, the Board determined that the Adviser’s anticipated profitability with respect to each Portfolio following the appointment of AllianceBernstein as sub-adviser would continue to be reasonable.

Economies of Scale

The Board also considered whether economies of scale would be realized as each Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee with respect to each Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed sub-advisory fee rates are competitive with the advisory fee rates charged by AllianceBernstein to comparable clients. The Board noted that the sub-advisory fee rate schedules for the Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with each Portfolio.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to AllianceBernstein, including the following. The Board recognized that AllianceBernstein, an affiliate of the Adviser, would receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from the Portfolios. The Board considered that AllianceBernstein, through its position as a sub-adviser to each Portfolio, may engage in soft dollar transactions. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and AllianceBernstein and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that AllianceBernstein currently serves as investment sub-adviser for several other portfolios or allocated portions thereof advised by the Adviser and receives sub-advisory fees with respect to those portfolios. In addition, the Board recognized that AllianceBernstein and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. The Board also noted that AllianceBernstein may benefit from greater exposure in the marketplace with respect to AllianceBernstein’s

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investment process and from expanding its level of assets under management, including within its passive index advisory business, and that AllianceBernstein may derive benefits from its association with the Adviser and other sub-advisers to the Portfolios. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to AllianceBernstein are fair and reasonable.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY

AGREEMENTS

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

Existing Portfolios

At an in-person meeting held on August 22, 2018, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Current Agreement or New Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Management Agreement (the “New Management Agreement”) between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and, as applicable, new Investment Sub-Advisory Agreements (each, a “New Sub-Advisory Agreement” and together with the New Management Agreement, the “New Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the following existing Portfolios of the Trust:

Existing Portfolios	New Agreement(s) Approved by the Trust’s Board with respect to the Existing Portfolios

1290 VT Energy Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Multi-Alternative Strategies Portfolio

All Asset Growth-Alt 20 Portfolio

AXA Aggressive Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

New Management Agreement with FMG LLC*

1290 VT Convertible Securities Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Palisade Capital Management LLC

1290 VT DoubleLine Dynamic Allocation Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”) and DoubleLine Equity LP

1290 VT DoubleLine Opportunistic Bond Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with DoubleLine

1290 VT Equity Income Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Barrow, Hanley, MeWhinney & Strauss LLC (“Barrow Hanley”)

1290 VT GAMCO Mergers & Acquisitions Portfolio 1290 VT GAMCO Small Company Value Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”)

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Existing Portfolios	New Agreement(s) Approved by the Trust’s Board with respect to the Existing Portfolios

1290 VT High Yield Bond Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”)* New Sub-Advisory Agreement with Post Advisory Group, LLP

1290 VT Micro Cap Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”) New Sub-Advisory Agreement with Lord, Abbett & Co. Inc. (“Lord Abbett”)

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

AXA/AB Dynamic Aggressive Growth Portfolio

AXA/AB Dynamic Growth Portfolio

AXA/AB Dynamic Moderate Growth Portfolio

AXA/AB Short Duration Government Bond Portfolio

AXA/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

New Management Agreement with FMG LLC* New Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)*

1290 VT Small Cap Value Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with Horizon Asset Management, Inc.

1290 VT SmartBeta Equity Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)*

1290 VT Socially Responsible Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

AXA 500 Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

AXA International Managed Volatility Portfolio

(collectively, the “AXA Tactical Manager Portfolios”)

New Management Agreement with FMG LLC* New Sub-Advisory Agreement with AllianceBernstein* New Sub-Advisory Agreement with BlackRock

AXA/ClearBridge Large Cap Growth Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)

AXA/Franklin Balanced Managed Volatility Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

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Existing Portfolios	New Agreement(s) Approved by the Trust’s Board with respect to the Existing Portfolios

AXA/Franklin Small Cap Value Managed Volatility Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with Franklin Advisory Services, LLC

AXA Global Equity Managed Volatility Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)

New Sub-Advisory Agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”)

AXA/Goldman Sachs Strategic Allocation Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)

AXA International Core Managed Volatility Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

New Sub-Advisory Agreement with Federated Global Investment Management Corp.

New Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

AXA International Value Managed Volatility Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with Northern Cross, LLC

AXA/Invesco Strategic Allocation Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)

AXA/Janus Enterprise Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Janus Capital Management LLC

AXA/JPMorgan Strategic Allocation Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with JPMorgan Investment Management Inc. (“JPMorgan”)

AXA Large Cap Core Managed Volatility Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with Capital Guardian Trust Company (“Capital Guardian”)

New Sub-Advisory Agreement with Thornburg Investment Management, Inc.

New Sub-Advisory Agreement with Vaughan Nelson Investment Management

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Existing Portfolios	New Agreement(s) Approved by the Trust’s Board with respect to the Existing Portfolios

AXA Large Cap Growth Managed Volatility Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with HS Management Partners, LLC

New Sub-Advisory Agreement with Loomis, Sayles & Co. (“Loomis Sayles”)

New Sub-Advisory Agreement with Polen Capital Management, LLC

New Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)

AXA Large Cap Value Managed Volatility Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with AllianceBernstein* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with MFS Investment Management

AXA/Legg Mason Strategic Allocation Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with QS Investors LLC

AXA/Loomis Sayles Growth Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Loomis Sayles

AXA Mid Cap Value Managed Volatility Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

New Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

AXA/Morgan Stanley Small Cap Growth Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with Morgan Stanley

AXA/Templeton Global Equity Managed Volatility Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with Templeton Global Advisors Limited

EQ/BlackRock Basic Value Equity Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock

EQ/Capital Guardian Research Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Capital Guardian

EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio)

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with ClearBridge

New Sub-Advisory Agreement with Franklin Mutual Advisers, LLC (“Franklin Mutual”)†

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)

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Existing Portfolios	New Agreement(s) Approved by the Trust’s Board with respect to the Existing Portfolios

EQ/Large Cap Value Index Portfolio+ EQ/Mid Cap Index Portfolio+	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with SSGA New Sub-Advisory Agreement with AllianceBernstein*

EQ/Emerging Markets Equity PLUS Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with AllianceBernstein* New Sub-Advisory Agreement with EARNEST

EQ/Global Bond PLUS Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with Wells Capital Management Inc. and Wells Fargo Asset Management (International), LLC (formerly First International Advisors)

EQ/Invesco Comstock Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Invesco

EQ/JPMorgan Value Opportunities Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with JPMorgan

EQ/MFS International Growth Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with MFS Investment Management

EQ/Money Market Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with The Dreyfus Corporation

EQ/Oppenheimer Global Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with OppenheimerFunds

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with AllianceBernstein* New Sub-Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with T. Rowe

EQ/UBS Growth and Income Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc.

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Existing Portfolios	New Agreement(s) Approved by the Trust’s Board with respect to the Existing Portfolios

Multimanager Aggressive Equity Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with AllianceBernstein*

New Sub-Advisory Agreement with ClearBridge

New Sub-Advisory Agreement with Scotia Institutional Asset Management US, Ltd.

New Sub-Advisory Agreement with T. Rowe

New Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with BlackRock Financial Management, Inc.

New Sub-Advisory Agreement with DoubleLine

New Sub-Advisory Agreement with PIMCO

New Sub-Advisory Agreement with SSGA

Multimanager Mid Cap Growth Portfolio

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with AllianceBernstein*

New Sub-Advisory Agreement with BlackRock

New Sub-Advisory Agreement with Franklin Advisers

New Sub-Advisory Agreement with Wellington

Multimanager Mid Cap Value Portfolio	New Management Agreement with FMG LLC* New Sub-Advisory Agreement with BlackRock New Sub-Advisory Agreement with Diamond Hill New Sub-Advisory Agreement with Lord Abbett

Multimanager Technology Portfolio+

New Management Agreement with FMG LLC*

New Sub-Advisory Agreement with Allianz Global Investors U.S. LLC

New Sub-Advisory Agreement with SSGA

New Sub-Advisory Agreement with Wellington

New Sub-Advisory Agreement with AllianceBernstein*

*	Subject to the approval of the affected Portfolios’ shareholders.
†	New Sub-Advisory Agreement with Franklin Mutual to be effective only until ClearBridge’s replacement of Franklin Mutual as sub-adviser with respect to this Portfolio.
+

If the affected Portfolio’s shareholders approve the New Sub-Advisory Agreement with AllianceBernstein, AllianceBernstein will replace SSGA as a sub-adviser to the Portfolio, as discussed elsewhere in this shareholder report.

The Board also determined to recommend that shareholders of each existing Portfolio approve the New Management Agreement and, as applicable and as required by a certain exemptive order granted to the Adviser, the New Sub-Advisory Agreement(s)1, as discussed below. As of the date of this shareholder report, the existing Portfolios’ shareholders have since approved the New Agreements at a special shareholder meeting held on October 25, 2018.

[1]

Section 15 of the 1940 Act requires that any investment advisory agreement, including any investment sub-advisory agreement, with respect to a Portfolio be in writing and be approved initially by both the Board (including a majority of the Independent Trustees) and the Portfolio’s shareholders. The Adviser has received from the Securities and Exchange Commission an exemptive order that permits it, subject to the Board’s approval, to hire, terminate and replace sub-advisers and to amend investment sub-advisory agreements without obtaining shareholder approval. However, the Adviser may not enter into an investment sub-advisory agreement (e.g., a New Sub-Advisory Agreement) with an “affiliated person” (as that term is defined in the 1940 Act) unless the investment sub-advisory agreement with the affiliated sub-adviser, including compensation, is also approved by the affected Portfolio’s shareholders. AllianceBernstein, AXA IM and AXA Rosenberg are affiliates of the Adviser. The Adviser intends to rely on the exemptive order to enter into New Sub-Advisory Agreements with the unaffiliated Sub-Advisers to the existing sub-advised Portfolios.

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The Board’s consideration of the New Agreements for the existing Portfolios was necessary for the reasons discussed in “Background for the Board Approvals” below.

New Portfolios

At the in-person meeting held on August 22, 2018, the Board, including the Independent Trustees, also considered and unanimously approved a new Investment Management Agreement (the “New Management Agreement”) between the Trust and the Adviser and new Investment Sub-Advisory Agreements (each, a “New Sub-Advisory Agreement” and together with the New Management Agreement, the “New Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the following new Portfolios of the Trust, which had not commenced operations as of the date of the meeting but have since commenced operations on October 22, 2018:

New Portfolios	New Agreement(s) Approved by the Trust’s Board with respect to the New Portfolios

EQ/American Century Mid Cap Value Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with American Century Investment Management, Inc.

EQ/Fidelity Institutional AMSM Large Cap Portfolio[2]	New Management Agreement with FMG LLC Sub-Advisory Agreement with FIAM LLC

EQ/Franklin Rising Dividends Portfolio EQ/Franklin Strategic Income Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with Franklin Advisers**

EQ/Goldman Sachs Mid Cap Value Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with Goldman Sachs**

EQ/Invesco Global Real Estate Portfolio EQ/Invesco International Growth Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with Invesco**

EQ/Ivy Energy Portfolio EQ/Ivy Mid Cap Growth Portfolio EQ/Ivy Science and Technology Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with Ivy Investment Management Company

EQ/Lazard Emerging Markets Equity Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with Lazard Asset Management LLC

EQ/MFS International Value Portfolio EQ/MFS Technology Portfolio EQ/MFS Utilities Series Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with MFS Investment Management**

EQ/PIMCO Real Return Portfolio EQ/PIMCO Total Return Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with PIMCO**

EQ/T. Rowe Price Health Sciences Portfolio	New Management Agreement with FMG LLC New Sub-Advisory Agreement with T. Rowe**
**	Sub-Adviser currently serves as investment sub-adviser for one or more other Portfolios, or allocated portion(s) of Portfolio(s), of the Trust, as listed above.
[2]	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

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In addition, at the in-person meeting held on August 22, 2018, the Board, including the Independent Trustees, also considered and unanimously approved a corresponding interim Investment Management Agreement (the “Interim Management Agreement”) between the Trust and the Adviser and corresponding interim Investment Sub-Advisory Agreements (each, an “Interim Sub-Advisory Agreement” and together with the Interim Management Agreement, the “Interim Agreements”) between the Adviser and each Sub-Adviser, with respect to the new Portfolios.

The Board’s consideration of the New Agreements and the Interim Agreements for the new Portfolios was necessary for the reasons discussed in “Background for the Board Approvals” below. Also as discussed below, the new Portfolios’ New Agreements would supersede the Interim Agreements upon approval of the New Agreements, as applicable, by the new Portfolios’ shareholders.3

Background for the Board Approvals — All Portfolios

On May 10, 2017, AXA S.A. (“AXA”) announced its intention to sell a minority stake in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”), an entity through which AXA owns an indirect interest in the Adviser, via an initial public offering (“IPO”) and listing of AEH’s shares of common stock on the New York Stock Exchange. On November 13, 2017, AEH filed a Form S-1 registration statement with the U.S. Securities and Exchange Commission, confirming the May 2017 announcement. AXA has since announced its intention to sell its remaining ownership interest in AEH — and, indirectly, the Adviser — over time through a series of sales of AEH’s common stock (the “Sell-Down Plan”), subject to market conditions. The Sell-Down Plan also is subject to a lock-up period on sales by AXA of its remaining AEH common stock ending 180 days after the date of AEH’s Form S-1 registration statement filed May 2, 2018.

Section 15(a)(4) of the 1940 Act provides that any investment advisory agreement, including any investment sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transaction is often referred to as a “Change of Control Event.” The Sell-Down Plan contemplates one or more transactions that are expected to be treated as a direct or indirect “Change of Control Event” for the Adviser and AllianceBernstein, which in turn would result in the automatic termination of the current Investment Management Agreements and, as applicable, the current Investment Sub-Advisory Agreements (collectively, the “Current Agreements”) for the Portfolios. The Board noted that the first of any Change of Control Events is not anticipated to occur prior to November 1, 2018.

In anticipation of the Sell-Down Plan, the Board met at a series of meetings, including meetings of the full Board and meetings of the Independent Trustees separately, commencing in June 2018 and concluding at the Board’s August 22, 2018 meeting, for purposes of, among other things, considering whether it would be in the best interests of each existing Portfolio and its shareholders to approve the New Management Agreement and, as applicable, the New Sub-Advisory Agreement(s), and in the best interests of each new Portfolio and its shareholders to approve both the New and Interim Management Agreements and the New and Interim Sub-Advisory Agreements. At its August 22, 2018 meeting, the Board, including a majority of the Independent Trustees, approved the New Management Agreement and, as applicable, the New Sub-Advisory Agreement(s) with respect to the existing Portfolios; the Interim Management Agreement and, as applicable, the Interim Sub-Advisory Agreements with respect to the new Portfolios; and the New Management Agreement and, as applicable, the New Sub-Advisory Agreements with respect to the new Portfolios, to supersede the corresponding Interim Agreements upon approval of the New Agreements, as applicable, by the new Portfolios’ shareholders. In addition, the Board determined to recommend, with respect to the existing Portfolios, that shareholders of each affected Portfolio approve the New Management Agreement and, as applicable and as required by the exemptive order granted to the Adviser, the New Sub-Advisory Agreement(s), as well as future agreements that may become effective upon certain Change of Control Events in the future.

The Board’s approvals and recommendations were based on its determination, acting in the exercise of its business judgment, that it would be in the best interests of the shareholders of each Portfolio for the Adviser and, as applicable, the Sub-Advisers to continue providing investment advisory, investment sub-advisory, and related services for the Portfolios, without interruption, as consummation of the Sell-Down Plan proceeds.

[3]

The Adviser is not entitled to rely on the exemptive order to enter into a New Sub-Advisory Agreement with an unaffiliated Sub-Adviser to a new Portfolio without first obtaining shareholder approval of the new Portfolio’s ability to rely on the order.

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The Board was aware that the implementation of the Sell-Down Plan may not result immediately in a Change of Control Event, but also recognized that the Sell-Down Plan contemplates a series of transactions that may be deemed to constitute one or more Change of Control Events in the future.

Additional Background — Existing Portfolios

Prior to its approval of the existing Portfolios’ New Agreements, the Board reviewed, among other matters, the nature, quality and extent of the services currently being provided by the Adviser and the Sub-Advisers under the Current Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the existing Portfolios’ Current Agreements, which (with the exception of certain Current Agreements for certain existing Portfolios noted below) were most recently approved for continuation at an in-person meeting of the Board held on July 10-12, 2018. During the review process that led to its approval of continuation of the existing Portfolios’ Current Agreements, the Board was aware that it likely would be asked in the very near future to consider approval of the existing Portfolios’ New Agreements. On July 10-12, 2018, the Board concluded, in light of all the factors it considered, that the approval of continuation of the existing Portfolios’ Current Agreements was in the best interests of each existing Portfolio and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. The discussion of the process followed by the Board in its approval of the continuation of the existing Portfolios’ Current Agreements on July 10-12, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

In connection with its approval of the existing Portfolios’ New Agreements on August 22, 2018, the Board considered its conclusions in connection with its July 10-12, 2018 approvals of the Current Agreements that were subject to approval on that date, including the Board’s general satisfaction with the nature and quality of services being provided. The Board considered actions to be taken by the Adviser in connection with the July 10-12, 2018 approvals of the Current Agreements with respect to certain existing Portfolios in response to discussions with the Board in connection with those approvals. Also in connection with its August 22, 2018 approvals of the existing Portfolios’ New Agreements, the Board considered a representation made to it on that date by the Adviser that there were no additional developments not already disclosed to the Board since July 10-12, 2018 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

The Board also noted that Section 15(c) of the 1940 Act permits new investment advisory (including investment sub-advisory) agreements to have an initial term of two years from the date of execution and that, therefore, the Current Management Agreements between the Adviser and the Trust with respect to the 1290 VT Multi-Alternative Strategies, AXA/AB Dynamic Aggressive Growth, and AXA/JPMorgan Strategic Allocation Portfolios, and the Current Sub-Advisory Agreements between the Adviser and Barrow Hanley with respect to the 1290 VT Equity Income Portfolio, between the Adviser and AllianceBernstein with respect to the AXA/AB Dynamic Aggressive Growth Portfolio, and between the Adviser and JPMorgan with respect to the AXA/JPMorgan Strategic Allocation Portfolio, were not subject to the approval of continuation by the Board on July 10-12, 2018. In determining to approve the New Agreements with respect to these Portfolios, the Board considered at its meeting on August 22, 2018 the same factors it reviewed and conclusions it reached in its initial review of the Current Agreements and focused its review on the potential impact of the Sell-Down Plan on the New Agreements and on these prior factors and conclusions. In this regard, the Board recognized that the Portfolios’ New Agreements are materially similar to their Current Agreements, including with respect to the fees payable and services provided thereunder.

In connection with its approval of the existing Portfolios’ New Agreements on August 22, 2018, the Board also noted that the Adviser had presented (i) a new form of Management Agreement and (ii) a new form of Sub-Advisory Agreement with the three Sub-Advisers that are affiliates of the Adviser (i.e., AllianceBernstein, AXA IM and AXA Rosenberg), as well as with those unaffiliated Sub-Advisers for which the Adviser did not present a new form of Sub-Advisory Agreement at the Board’s July 10-12, 2018 meeting. The Board noted that the new forms of agreement contain certain updated provisions that differ from the Current Agreements and that are part of the Adviser’s effort to update and standardize the terms of the investment management and investment sub-advisory agreements across the fund complex. The Board received from the Adviser a summary of substantive updates, as well as certain other changes, that were incorporated into the new form of Management Agreement. The Board noted its familiarity with the new

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form of Sub-Advisory Agreement, as the Adviser had presented it to the Board at its July 10-12, 2018 meeting in connection with its approval of the continuation of the Current Sub-Advisory Agreements with 39 of the unaffiliated Sub-Advisers to the existing sub-advised Portfolios, as well as its initial approval of the investment sub-advisory agreements with respect to the new Portfolios. In this regard, the Board noted that there was no change to the services provided to an existing Portfolio, no change to the management fee paid to the Adviser by an existing Portfolio, and no change to the sub-advisory fee paid by the Adviser to a relevant Sub-Adviser, under the new forms of agreement.

The Board also concluded that approval by shareholders of both the New Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the existing Portfolios to benefit from the continuation of services by the Adviser and its affiliates throughout the implementation of the Sell-Down Plan without the need for multiple shareholder meetings. Further, the Board concluded that it would be beneficial to the existing Portfolios to enter into the New Agreements after shareholder approval is obtained, regardless of whether a Change of Control Event were to occur, because the New Agreements would permit the existing Portfolios to operate under investment advisory and investment sub-advisory agreements that contain updated and standardized terms that are no less favorable than the terms of the existing Portfolios’ Current Agreements, thus promoting greater uniformity and efficiency across the fund complex. The Board considered the advice provided by legal counsel to the existing Portfolios and the Adviser with respect to the New Agreements, including advice relating to the process and timing of seeking shareholder approval of the New Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Sell-Down Plan. The Board further considered that the Adviser and its affiliates agreed to bear all expenses associated with obtaining shareholder approval of the New Agreements.

Additional Background — New Portfolios

Prior to its approval of the new Portfolios’ New Agreements and Interim Agreements, the Board reviewed, among other matters, the nature, quality and extent of the services to be provided by the Adviser and the Sub-Advisers under the Current Agreements (as defined below) and to be provided under the New Agreements and the Interim Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s initial approval of the new Portfolios’ investment management and investment sub-advisory agreements at the in-person meeting of the Board held on July 10-12, 2018. During the review process that led to its initial approval of the new Portfolios’ investment management and investment sub-advisory agreements, the Board was aware that it likely would be asked in the very near future to consider approval of the new Portfolios’ New Agreements and Interim Agreements. The Board also noted that the Adviser had presented a new form of Sub-Advisory Agreement (as described above) with the unaffiliated Sub-Advisers for the new Portfolios. On July 10-12, 2018, the Board concluded, in light of all the factors it considered, that the approval of the new Portfolios’ investment management and investment sub-advisory agreements was in the best interests of each new Portfolio and its shareholders and that the fee rates set forth in the investment management and investment sub-advisory agreements were fair and reasonable. The discussion of the process followed by the Board in its initial approval of the new Portfolios’ investment management and investment sub-advisory agreements on July 10-12, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

In connection with its approvals on August 22, 2018, the Board noted that the Adviser had presented a new form of Management Agreement that contains certain updated provisions that differ from the investment management agreement that the Board had initially approved at its July 10-12, 2018 meeting and that are part of the Adviser’s effort to update and standardize the terms of the investment management agreements across the fund complex. As noted above, the Board received from the Adviser a summary of substantive updates, as well as certain other changes, that were incorporated into the new form of Management Agreement. In this regard, the Board noted that there was no change to the services to be provided to a Portfolio, and no change to the management fee to be paid to the Adviser by a Portfolio, under the new form of agreement. The term “Current Agreements,” as used herein with respect to the new Portfolios, refers to the investment sub-advisory agreements that the Board approved at its July 10-12, 2018 meeting, and the new form of investment management agreement that the Board approved at its August 22, 2018 meeting. The Board noted that, in mid-October 2018, the new Portfolios would commence operations with these Current Agreements, with the approval of the new Portfolios’ initial sole shareholder.

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In connection with its approval of the new Portfolios’ New Agreements and Interim Agreements on August 22, 2018, the Board considered its conclusions in connection with its approvals of the Current Agreements, including the Board’s general satisfaction with the nature and quality of services proposed to be provided. Also in connection with its August 22, 2018 approvals of the new Portfolios’ New Agreements and Interim Agreements, the Board considered a representation made to it on that date by the Adviser that there were no additional developments not already disclosed to the Board since July 10-12, 2018 that would be a material consideration to the Board in connection with its consideration of the New Agreements and the Interim Agreements. The Board also noted that the New Agreements are substantially identical to the Current Agreements, except as to the effective date.

Also in connection with its August 22, 2018 approvals, the Board considered that, because the new Portfolios would not commence operations until mid-October 2018, the Adviser would not have an opportunity to obtain the required shareholder approval of the New Agreements before any Change of Control Event is anticipated to occur. The Board also noted that the Adviser is not entitled to rely on the exemptive order to enter into a New Sub-Advisory Agreement with an unaffiliated Sub-Adviser to a new Portfolio without first obtaining shareholder approval of the new Portfolio’s ability to rely on the order. In this regard, legal counsel discussed with the Board that, subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board to approve and enter into the Interim Agreements pursuant to which the Adviser and the Sub-Advisers, as applicable, may continue to provide investment advisory, investment sub-advisory, and related services for the new Portfolios, without interruption, for up to 150 days from the termination of the new Portfolios’ Current Agreements. The Board noted that the terms of the Interim Management Agreement and each Interim Sub-Advisory Agreement are substantially identical to the terms of the Current and New Management Agreements and the corresponding Current and New Sub-Advisory Agreements, respectively, except for certain term and fee escrow provisions. Legal counsel also discussed with the Board that, upon shareholder approval of the New Agreements, the New Agreements would supersede the Interim Agreements. The Board considered the advice provided by legal counsel to the new Portfolios and the Adviser with respect to the New Agreements and the Interim Agreements and noted that, at a later Board meeting, legal counsel would provide advice relating to the process and timing of seeking shareholder approval of the New Agreements.

All Portfolios

In addition to the information it considered in approving the Current Agreements, in considering the New Agreements and the Interim Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Sell-Down Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to the Portfolios. When making its decisions on August 22, 2018, the Board took into account that the Adviser had discussed with the Board at prior Board meetings the potential impacts of the IPO and the Sell-Down Plan on the Portfolios and on the Adviser and its affiliates providing services to the Trust, and that the Independent Trustees, in consultation with their independent legal counsel, had requested additional information and regular updates from the Adviser specifically relating to the Sell-Down Plan. The Independent Trustees solicited and received from their legal counsel ongoing advice regarding the Board’s legal duties and, with assistance from their counsel, prepared written inquiries to the Adviser regarding the Sell-Down Plan, including requests for details regarding AEH’s anticipated business plan for continuing operations after the implementation of the Sell-Down Plan and the occurrence of potential Change of Control Events. The Board received and evaluated responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through meetings of the Independent Trustees (which, upon invitation, included one Board member who is not an Independent Trustee).

At its July 10-12 and August 22, 2018 meetings, the Board engaged in a review and analysis of additional information regarding the proposed Sell-Down Plan and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of AEH and its subsidiaries throughout implementation of the Sell-Down Plan and thereafter. In this connection, the Board considered that the Sell-Down Plan is being implemented as a result of a business plan of AXA, a publicly held French holding company, that the Board generally has been satisfied with the nature and quality of the services provided to the existing Portfolios, including investment advisory, administrative, and support services, and that it would

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be in the Portfolios’ best interests to maintain continuity and stability of the services currently being (or, in the case of the new Portfolios, to be) provided. The Board carefully considered the Adviser’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the importance of the investment management operations within the AEH business structure going forward.

The Board also considered the anticipated divestiture by AXA of its U.S. subsidiary, AEH, under the Sell-Down Plan, as well as potential advantages of this divestiture to Portfolio investors (such as the continuity in U.S. asset management activities, continuity of key personnel, opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of AEH), as well as potential disadvantages of this divestiture to Portfolio investors, such as the potential eventual loss of affiliation with the AXA name brand. The Board considered AEH’s anticipated ability to continue to use the “AXA” brand name for its asset management operations for a period of time following the consummation of the Sell-Down Plan, as well as the status of its planning to transition such operations to a new name. The Board further considered, among other matters: (1) the anticipated arrangements between AXA and AEH over the course of the Sell-Down Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by AXA and that portion that may be dedicated to the capitalization and operations of AEH, including its asset management operations); and (3) other information provided by the Adviser and its affiliates.

At its July 10-12 and August 22, 2018 meetings, the Board considered that, if shareholders approve the New Agreements, the Board currently expects to continue to conduct an annual investment advisory contracts review process consistent with the process conducted for the existing Portfolios, notwithstanding the two-year initial term set forth in the New Agreements. For example, if the New Agreements are approved by shareholders in 2018, the New Agreements normally would not need to be considered for renewal until 2020. However, the Board currently intends to conduct annual reviews of such contracts during 2019 and 2020, and the Adviser has consented to this process. Thus, the Board noted that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios.

Although the Board gave attention to all information provided, the following further discusses some of the factors that the Board deemed relevant to its decision to approve the New Agreements and the Interim Agreements.

Nature, Quality and Extent of Services

In determining whether to approve the New Agreements and, as applicable, the Interim Agreements for the Portfolios, the Independent Trustees evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of the Adviser and the relevant Sub-Advisers; the ability of the Adviser and each Sub-Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services provided to the respective Portfolios; the potential implications of any additional regulatory requirements imposed on the Adviser or the relevant Sub-Advisers or Portfolios following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered that the importance of the asset management operations to the overall success of AEH, as described by the Form S-1 registration statement filed by AEH, could provide a strong incentive to AEH to provide appropriate resource allocations to support those asset management operations. The Board also considered representations by the Adviser and its affiliates, including senior investment management personnel indicating

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that: (1) the Adviser, AllianceBernstein, AXA IM, and AXA Rosenberg can be expected to provide services of the same nature, extent, and quality under the New Agreements and the Interim Agreements as are (or, in the case of the new Portfolios, as to be) provided thereby under the Current Agreements; and (2) the Sell-Down Plan is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

The Board noted that there are no changes in the fees payable and services provided between the Current Agreements and the New and Interim Agreements. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the terms of the New Agreements and the Interim Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Current Agreements. The Board considered that, to the extent that the New Agreements and the Interim Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Portfolios in a manner consistent with stated investment objectives. The Board noted no changes were proposed to the allocation of responsibilities between the Adviser and any Sub-Adviser, and that the sub-advised Portfolios’ Sub-Advisers will continue to be responsible for day-to-day implementation of an investment program, making investment decisions and placing orders for the purchase and sale of securities, on behalf of the applicable Portfolios, subject to oversight of the Board and the Adviser.

With respect to the performance of the existing Portfolios, the Board considered its prior review, at its July 10-12, 2018 meeting, of peer group and benchmark investment performance comparison data relating to each Portfolio. With respect to the new Portfolios, the Board considered its prior review, at its July 10-12, 2018 meeting, of the relevant Sub-Advisers’ performance history with respect to the new Portfolios’ corresponding variable insurance trust portfolios. The Board considered that the portfolio investment personnel responsible for the management of the respective Portfolios were expected to continue to manage the Portfolios following the completion of the Sell-Down Plan, and the investment strategies of the Portfolios were not expected to change as a result of the Sell-Down Plan. The key personnel who have responsibility for the Portfolios in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Sell-Down Plan. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future in the ordinary course.

Based on their review, the Independent Trustees found that the nature, quality and extent of services to be provided to each applicable Portfolio under its respective New Agreement(s) and, as applicable, its respective Interim Agreements were appropriate in light of the Portfolio’s investment objective and supported approval of the New Agreements and the Interim Agreements.

Expenses

The Board considered each Portfolio’s management fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided (or, in the case of the new Portfolios, to be provided) by the Adviser and, where applicable, the relevant Sub-Adviser(s). With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of comparative fee and expense information for each Portfolio provided to the Board by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. The Board also considered that the fee schedule, including the breakpoint schedule (as applicable), for each Portfolio under its New Agreement(s) and, as applicable, its Interim Agreement(s) is identical to that under the corresponding Current Agreement(s). The Board also considered that, after extensive discussions and negotiations with the Adviser at the July 10-12, 2018 meeting, the Adviser had agreed, effective October 1, 2018, to implement revised fee rates in the management fee rate schedule for one of the existing Portfolios, to implement revisions to the administrative fee rate schedules for all of the Portfolios, and to implement lower, voluntary expense limitations for certain of the existing Portfolios, and that such fee and expense revisions would also apply under the New Agreements and, as applicable, the Interim Agreements. The Board noted that the Adviser anticipates complying with the requirements of

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Section 15(f) of the 1940 Act4 with respect to any transaction under the Sell-Down Plan that is deemed to cause an assignment of the then-effective investment management or investment sub-advisory agreement for a Portfolio. In this regard, the Adviser has represented to the Board that it will use its best efforts to ensure that it and its affiliates will not take any action that imposes an “unfair burden” on the Portfolios as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment, for so long as the requirements of Section 15(f) apply. Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and, as applicable, the Sub-Adviser’s sub-advisory fee under the New Agreements and, as applicable, the Interim Agreements are fair and reasonable.

Profitability and Costs

With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of, among other things, profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual existing Portfolios during the 12-month period ended December 31, 2017, and the anticipated level of profitability to be realized by the Adviser in connection with the operation of the new Portfolios. The Board recognized that it is difficult to predict with any degree of certainty the impact of the Sell-Down Plan on the Adviser’s profitability. The Board further considered that there were no changes to the management, sub-advisory or administration fees to be paid by any Portfolio as a result of the Sell-Down Plan. The Board concluded that the Adviser’s level of profitability for its advisory activities under the New Agreements and, as applicable, the Interim Agreements would continue to be reasonable in light of the services provided.

Economies of Scale

With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of, among other things, the management and sub-advisory fee schedules, including the breakpoint schedules (as applicable), of the Portfolios, and noted that those schedules will not change under the New Agreements or the Interim Agreements. The Board also considered that the contractual expense limitation arrangements that are currently in place for certain of the Portfolios, including the lower, voluntary expense limitation arrangements effective October 1, 2018 for certain of the existing Portfolios, will not change as a result of the Sell-Down Plan. Based on their review, including the considerations in the annual (or, in the case of the new Portfolios, the initial) review of the Current Agreements, the Independent Trustees determined that the management and sub-advisory fee schedules, including the breakpoint schedules (as applicable), continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Agreements and, as applicable, the Interim Agreements.

Fall-Out and Other Benefits

With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of the possible fall-out benefits and other types of benefits that may accrue to the Adviser and its affiliates or to a Sub-Adviser. The Board noted that as the applicable policies and operations of the Adviser and its affiliates with respect to the Portfolios, and the applicable policies and operations of the Sub-Advisers with respect to the sub-advised Portfolios, were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser or the Sub-Advisers are fair and reasonable.

[4]

Section 15(f) generally provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment. The Board of the Trust currently satisfies the 75% requirement of Section 15(f).

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Conclusion

Based on the foregoing and other relevant considerations, at a meeting of the Board held on August 22, 2018, the Board, including a majority of the Independent Trustees, acting in the exercise of its business judgment, (1) determined that the scope and quality of services to be provided to the new Portfolios under the respective Interim Agreements will be at least equivalent to the scope and quality of services to be provided to these Portfolios under the respective Current Agreements, (2) voted to approve the New Agreements and the Interim Agreements, and (3) voted to recommend approval of the New Agreements by shareholders of the existing Portfolios. The Board concluded that, in light of all factors considered, the terms of the New Agreements and the Interim Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Agreements and, as applicable, the Interim Agreements so as to enable there to be a continuation without interruption of the current services being (or, in the case of the new Portfolios, to be) provided by the current service providers pursuant to the Current Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements and the Interim Agreements and to recommend approval of the New Agreements by shareholders of the existing Portfolios. In this regard, the Board also noted that, at a later Board meeting, legal counsel would provide advice relating to the process and timing of seeking approval of the New Agreements by shareholders of the new Portfolios.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF INVESTMENT SUB-ADVISORY

AGREEMENT

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

At a meeting held on December 6, 2018, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to the Sub-Advisory Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), which serves as the Trust’s investment manager, and Harris Associates LP (“Harris Associates” or the “Sub-Adviser”) with respect to the AXA International Value Managed Volatility Portfolio.

The Board noted that Northern Cross, LLC (“Northern Cross”) had notified the Adviser of its resignation, effective on or about December 17, 2018, as the sub-adviser to the portion of the Portfolio that is actively managed (the “Active Allocated Portion”). The Board further noted that, in advance of this resignation, the Adviser began, effective November 5, 2018, to reallocate the Active Allocated Portion from Northern Cross to BlackRock Investment Management, LLC (“Blackrock”), the sub-adviser to the portion of the Portfolio that seeks to track the performance of a particular index (the “Index Allocated Portion”). In this regard, the Board noted that BlackRock was serving, on an interim basis, as the sub-adviser to both the Index Allocated Portion and the Active Allocated Portion, pending the Adviser’s recommendation, and the Board’s approval, of a replacement sub-adviser for the Active Allocated Portion. Harris Associates became the sub-adviser to the Active Allocated Portion effective on or about December 17, 2018.

In reaching its decision to approve the Sub-Advisory Agreement, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and the Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Sub-Adviser; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall out” benefits that may accrue to the proposed Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser would not receive but for the existence of the Portfolio). In considering the Sub-Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by the proposed Sub-Adviser, as well as the proposed Sub-Adviser’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Sub-Advisory Agreement and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Sub-Advisory Agreement and the information provided. The Independent Trustees were assisted by independent counsel prior to and during the meeting and during their deliberations regarding the Sub-Advisory Agreement and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the Sub-Advisory Agreement. In approving the Sub-Advisory Agreement with respect to the Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed sub-advisory fee was fair and reasonable and that the approval of the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Sub-Advisory Agreement.

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Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to the Portfolio and its investors by the proposed Sub-Adviser. In addition to the investment performance information discussed below, the Board considered the proposed Sub-Adviser’s responsibilities with respect to the Portfolio (or the allocated portion thereof) pursuant to the Sub-Advisory Agreement, and the proposed Sub-Adviser’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio. The Board considered that the proposed Sub-Adviser, subject to the oversight of the Adviser, would be responsible for making investment decisions with respect to the Portfolio (or the allocated portion thereof); placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio (or the allocated portion thereof); and performing certain related administrative functions. The Board also reviewed information regarding the proposed Sub-Adviser’s process for selecting investments for the Portfolio (or the allocated portion thereof), as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to the Portfolio. The Board also considered information regarding the proposed Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio (or the allocated portion thereof) and the proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board received information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Portfolio (or the allocated portion thereof).

The Board also noted that the Adviser had presented a new form of Sub-Advisory Agreement with the proposed Sub-Adviser and that the new form of agreement contains certain updated provisions that are part of the Adviser’s effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex. The Board noted its familiarity with the new form of agreement, as the Adviser had presented it to the Board at its July 10-12, 2018 meeting in connection with its annual consideration and approval of the continuation of the previous investment sub-advisory agreement with Northern Cross. In this regard, the Board noted that the terms of the proposed Sub-Advisory Agreement with Harris Associates are substantially identical to the terms of the previous investment sub-advisory agreement with Northern Cross, except as to compensation, the named Sub-Adviser, and the effective date.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the proposed Sub-Adviser’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Sub-Adviser and reviewed information regarding the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolio.

The Board also received and reviewed performance data relating to the proposed Sub-Adviser’s management of other funds and/or accounts with a similar investment strategy as the Portfolio (or the allocated portion thereof), as compared to an appropriate peer group and benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio (or the allocated portion thereof).

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objective and, thus, supported a decision to approve the Sub-Advisory Agreement.

Expenses

The Board considered the proposed sub-advisory fee for the proposed Sub-Adviser with respect to the Portfolio (or allocated portion thereof) in light of the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser. In this regard, the Board noted that, based on the asset level of the Active Allocated Portion as of October 31, 2018, the sub-advisory fee rate to be payable to Harris Associates under the proposed Sub-Advisory Agreement is expected to be comparable to the sub-advisory fee rate paid to Northern Cross under the previous investment sub-advisory agreement. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the proposed Sub-Adviser with respect to the Portfolio and the management fee to be retained by the Adviser in light of, among other factors, the services provided

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to the Portfolio by the Adviser and the proposed Sub-Adviser. The Board also considered the proposed sub-advisory fee in light of the fees that the proposed Sub-Adviser charges under other advisory agreements with other clients. The Board noted that the management fee paid by the Portfolio to the Adviser would not change as a result of the approval of the Sub-Advisory Agreement.

The Board further noted that the Adviser, and not the Portfolio, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with the proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

Profitability and Costs

The Board also considered the estimated impact of the proposed sub-advisory fee on the profitability of the Adviser. In this regard, the Board noted that the appointment of Harris Associates is expected to have no material impact on the Adviser’s profitability at the Portfolio’s current asset levels. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee to be paid to the proposed Sub-Adviser is the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them.

Economies of Scale

The Board also considered whether economies of scale would be realized as the Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed sub-advisory fee rate schedule for the Portfolio includes breakpoints that would reduce the sub-advisory fee rate as Portfolio assets under the proposed Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolio by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolio.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser, including the following. The Board considered that the proposed Sub-Adviser, through its position as a Sub-Adviser to the Portfolio, may engage in “soft dollar” transactions. The Board also recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolio. The Board also recognized that the proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and the proposed Sub-Adviser may derive benefits from its association with the Adviser and other sub-advisers to the Portfolio. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries and long—term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Growth-Alt 20	20.15%	$108,659	$1,208,783	$10,706,637
AXA Ultra Conservative Strategy	7.57	17,786	178,601	910,732
AXA Conservative Strategy	15.19	42,916	424,295	15,362,479
AXA Conservative Growth Strategy	29.80	190,383	1,810,661	30,060,917
AXA Balanced Strategy	36.60	562,191	5,246,854	69,410,059
AXA Moderate Growth Strategy	44.68	1,366,360	12,493,921	161,966,675
AXA Growth Strategy	54.72	1,140,712	10,170,844	87,523,261
AXA Aggressive Strategy	66.03	930,368	8,123,640	59,318,800
AXA/Franklin Templeton Allocation Managed Volatility	41.54	360,846	6,068,078	244,882,414
1290 VT Energy	71.44	172	322	—
1290 VT Low Volatility Global Equity	25.87	11,578	77,908	2,702
1290 VT Multi-Alternative Strategies	12.63	451	7,725	3,522
1290 VT Convertible Securities	19.58	—	—	514,352
1290 VT DoubleLine Dynamic Allocation	61.36	—	—	—
1290 VT DoubleLine Opportunistic Bond	0.00	—	—	—
1290 VT Equity Income	43.59	—	—	141,613,829
1290 VT GAMCO Mergers & Acquisitions	100.00	—	—	5,736,741
1290 VT GAMCO Small Company Value	100.00	—	—	149,695,689
1290 VT High Yield Bond	0.00	—	—	—
1290 VT Micro Cap	10.20	—	—	17,841,530
1290 VT Natural Resources	40.75	26,740	416,943	—
1290 VT Real Estate	0.18	—	—	—
1290 VT Small Cap Value	47.07	—	—	7,192,162
1290 VT SmartBeta Equity	68.85	—	—	758,741
1290 VT Socially Responsible	92.64	—	—	2,584,872
AXA Global Equity Managed Volatility	51.29	2,840,075	18,015,600	156,210,158
AXA International Core Managed Volatility	0.04	3,510,282	27,320,024	—
AXA International Value Managed Volatility	3.52	2,050,544	17,994,547	—
AXA Large Cap Core Managed Volatility	88.35	—	—	190,826,472
AXA Large Cap Growth Managed Volatility	68.64	—	—	377,482,298
AXA Large Cap Value Managed Volatility	68.79	—	—	201,678,112
AXA Mid Cap Value Managed Volatility	55.82	—	—	143,907,070
AXA/AB Dynamic Aggressive Growth	0.00	—	—	25,131
AXA/AB Dynamic Growth	40.89	—	—	598,113
AXA/AB Dynamic Moderate Growth	58.14	—	—	22,314,613
AXA/AB Short Duration Government Bond	0.00	—	—	—
AXA/AB Small Cap Growth	16.36	—	—	232,561,276
AXA/ClearBridge Large Cap Growth	80.62	—	—	27,995,269
AXA/Franklin Balanced Managed Volatility	31.37	—	—	45,123,070
AXA/Franklin Small Cap Value Managed Volatility	57.68	—	—	31,128,894
AXA/Goldman Sachs Strategic Allocation	0.00	—	—	—
AXA/Invesco Strategic Allocation	45.02	—	—	554,540
AXA/Janus Enterprise	31.25	—	—	49,842,327
AXA/JPMorgan Strategic Allocation	0.00	—	—	60,439
AXA/Legg Mason Strategic Allocation	0.00	—	—	—
AXA/Loomis Sayles Growth	100.00	—	—	62,202,846
AXA/Morgan Stanley Small Cap Growth	8.56	—	—	33,794,315

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Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA/Templeton Global Equity Managed Volatility	19.32%	$—	$—	$68,512,031
AXA 500 Managed Volatility	100.00	—	—	179,730,557
AXA 400 Managed Volatility	99.04	—	—	46,925,652
AXA 2000 Managed Volatility	60.08	—	—	202,086,782
AXA International Managed Volatility	0.00	5,096,118	51,916,379	—
ATM International Managed Volatility	0.00	3,755,998	48,132,834	11,528,764
ATM Large Cap Managed Volatility	98.53	—	—	205,772,238
ATM Mid Cap Managed Volatility	96.39	—	—	14,732,083
ATM Small Cap Managed Volatility	58.41	—	—	72,272,769
EQ/American Century Mid Cap Value	84.64	—	—	44,215
EQ/BlackRock Basic Value Equity	100.00	—	—	135,821,955
EQ/Capital Guardian Research	53.65	—	—	40,271,361
EQ/Clearbridge Select Equity Managed Volatility	98.69	—	—	94,831,351
EQ/Common Stock Index	100.00	—	—	273,855,899
EQ/Core Bond Index	0.00	—	—	—
EQ/Emerging Markets Equity PLUS	0.00	—	—	171,200
EQ/Equity 500 Index	100.00	—	—	124,782,503
EQ/Fidelity Institutional AMSM Large Cap	100.00	—	—	—
EQ/Franklin Rising Dividends	100.00	—	—	—
EQ/Franklin Strategic Income	0.00	—	—	—
EQ/Global Bond PLUS	0.00	—	—	—
EQ/Goldman Sachs Mid Cap Value	100.00	—	—	—
EQ/Intermediate Government Bond	0.00	—	—	—
EQ/International Equity Index	0.03	3,274,776	47,324,527	—
EQ/Invesco Comstock	83.60	—	—	8,865,893
EQ/Invesco Global Real Estate	0.29	39,379	512,619	—
EQ/Invesco International Growth	20.13	86,583	650,499	—
EQ/Ivy Energy	100.00	—	—	—
EQ/Ivy Mid Cap Growth	100.00	—	—	—
EQ/Ivy Science and Technology	0.00	—	—	—
EQ/JPMorgan Value Opportunities	34.93	—	—	29,824,078
EQ/Large Cap Growth Index	100.00	—	—	78,952,156
EQ/Large Cap Value Index	91.33	—	—	23,047,275
EQ/Lazard Emerging Markets Equity	0.00	—	—	—
EQ/MFS International Growth	0.40	3,101,618	19,217,724	119,601,971
EQ/MFS International Value	0.00	77,565	114,666	—
EQ/MFS Technology	0.00	—	—	—
EQ/MFS Utilities Series	69.89	—	—	—
EQ/Mid Cap Index	89.42	—	—	141,221,470
EQ/Money Market	0.00	—	—	—
EQ/Oppenheimer Global	100.00	328,459	1,125,403	7,627,329
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Real Return	0.00	—	—	—
EQ/PIMCO Total Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	0.00	—	—	—
EQ/Small Company Index	57.07	—	—	92,134,873
EQ/T. Rowe Price Growth Stock	98.19	—	—	98,399,216
EQ/T. Rowe Price Health Sciences	0.00	—	—	—
EQ/UBS Growth and Income	35.16	—	—	7,916,062
Multimanager Aggressive Equity	40.60	—	—	92,629,355
Multimanager Core Bond	0.00	—	—	—
Multimanager Mid Cap Growth	24.84	—	—	23,193,796
Multimanager Mid Cap Value	51.74	—	—	12,350,512
Multimanager Technology	33.77	—	—	98,547,388

1753

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas New York, NY 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer, and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect LLC; from July 2004 to present, Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.;	138	None.

1754

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees (Continued)
			from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
Independent Trustees
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	138	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	138	From December 2012 to January, 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).

1755

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
Michael B. Clement*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	138	None.
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	138

From 2011 to 2012, Director,

and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	138	None.

1756

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	138	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	138	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	138	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund and Blackstone/GSO Floating Rate Enhanced Income Fund.

1757

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (Continued)
Kathleen Stephansen*** c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	138	None.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1952)	Trustee	From January 2012 to present	From May 2002 to January 2016, Partner, and from January 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	138	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1946)	Trustee	From January 2012 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Direct or, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	138	None.

*	Affiliated with the Manager and/or Distributor
**

Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

***	Mr. Clement and Ms. Stephansen each served as a consultant to the Board from September 1, 2018, through December 31, 2018.
Mr. Clement and Ms. Stephansen will begin serving as Trustees of the Trust effective as of January 1, 2019.
†	The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

1758

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer, and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect LLC; from July 2004 to present, Director, MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
William MacGregor, Esq. 1290 Avenue of the Americas New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present: Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable: Executive Vice President and Secretary of the Adviser; from January 2017 to June 2018. Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015 Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015 Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.

1759

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga 1290 Avenue of the Americas New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Vice President of FMG LLC; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 15, 2016 to present	From June , 2016 to present, Vice President of FMG LLC; from December 2014 to present, Director of Portfolio Analytics of FMG LLC; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of FMG LLC; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.

1760

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 15, 2016 to present	From May 2011 to present, Assistant Portfolio Manager of FMG LLC and from June 27, 2016 to present, Vice President of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 2017 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from October 2013 to present, Senior Director of AXA Equitable; from June 2014 to March 2017, Vice President of FMG LLC; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG, LLC. From April 2014 through August 2016, Senior Vice President Zealot Networks. From September 2008 through April 2012, Vice President of FMG, LLC.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December, 2018 to present.	From September 2018 to present, Senior Director and Counsel of AXA Equitable; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 15, 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable and from April 2015 to present, Vice President of FMG LLC; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/ Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 15, 2016 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/ Legal Assistant of AXA Equitable.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.

**	Each officer is elected on an annual basis.

1761

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1762

EQAT — PROXY VOTING RESULTS (UNAUDITED)

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each Portfolio listed below approved a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (“EQAT”), on behalf of each EQAT Portfolio (except the Fund of Funds Portfolios and MONY Portfolios). The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT CONVERTIBLE SECURITIES PORTFOLIO	1,399,856.112	4,764.240	0.000

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO	4,391,500.687	784.133	393,633.664

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO	31,756,711.695	1,126,482.298	1,245,204.418

1290 VT ENERGY PORTFOLIO	628,115.812	5,852.006	11,393.042

1290 VT HIGH YIELD BOND PORTFOLIO	21,245,168.447	165,859.903	16,396.548

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO	847,881.493	9,329.308	7,218.035

1290 VT MICRO CAP PORTFOLIO	12,072,769.197	0.000	0.000

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO	501,912.456	0.000	0.000

1290 VT NATURAL RESOURCES PORTFOLIO	2,386,182.795	67,027.887	0.000

1290 VT REAL ESTATE PORTFOLIO	2,409,107.548	123,284.884	46,081.100

1290 VT SMALL CAP VALUE PORTFOLIO	29,447,392.201	0.000	249,769.613

1290 VT SMARTBETA EQUITY PORTFOLIO	967,721.926	0.000	29,312.645

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO	10,824,824.076	195,917.188	927,190.718

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	145,313,982.587	0.000	0.000

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO	224,197,039.610	0.000	0.000

ATM MID CAP MANAGED VOLATILITY PORTFOLIO	23,074,894.635	0.000	0.000

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO	74,169,925.311	0.000	0.000

AXA 400 MANAGED VOLATILITY PORTFOLIO	25,937,012.971	649,292.959	3,106,018.835

AXA 500 MANAGED VOLATILITY PORTFOLIO	324,252,717.106	13,448,458.848	17,490,651.959

AXA 2000 MANAGED VOLATILITY PORTFOLIO	145,902,832.496	4,842,790.195	7,722,880.585

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO	103,074,955.799	4,464,067.458	7,830,680.257

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO	132,724,300.345	4,841,480.760	9,435,586.798

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	153,286,371.091	3,152,332.614	6,006,083.008

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO	63,191,499.592	2,521,582.788	4,539,234.214

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO	201,587,896.461	9,290,790.076	15,039,469.731

1763

EQAT Portfolio	Votes For	Votes Against	Abstain

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO	132,977,511.606	5,221,450.253	9,524,492.737

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO	228,768,008.910	9,172,790.019	13,167,279.674

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO	99,761,875.170	4,281,726.081	9,214,831.937

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO	4,313,095.013	33,745.992	0.000

AXA/AB DYNAMIC GROWTH PORTFOLIO	47,975,353.377	1,786,884.515	3,766,578.585

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO	188,726,201.108	7,995,435.250	13,108,329.333

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO	128,713,801.179	4,730,823.799	10,551,423.070

AXA/AB SMALL CAP GROWTH PORTFOLIO	87,602,138.436	3,704,290.208	5,893,975.068

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO	27,169,221.025	651,719.714	1,289,998.929

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO	96,319,180.088	5,585,580.053	6,674,950.113

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO	14,494,235.571	623,989.938	1,152,509.308

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO	44,540,892.121	1,550,081.214	1,268,010.406

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO	22,480,776.596	680,422.363	842,007.801

AXA/JANUS ENTERPRISE PORTFOLIO	45,287,142.242	1,725,882.242	2,498,606.884

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO	3,767,644.458	9,469.743	44,730.542

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO	9,928,791.695	830,476.228	2,277,009.845

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO	25,531,070.701	0.000	0.000

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO	37,544,485.942	1,079,167.277	1,921,267.430

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO	50,886,114.932	1,656,786.697	3,653,314.189

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO	61,206,112.214	3,468,881.177	3,495,221.315

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO	13,176,359.876	425,895.540	622,337.769

EQ/COMMON STOCK INDEX PORTFOLIO	145,502,487.677	5,793,304.880	17,021,508.795

EQ/CORE BOND INDEX PORTFOLIO	756,065,088.394	28,398,515.744	60,684,446.899

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO	5,480,748.989	41,221.942	455,814.234

EQ/EQUITY 500 INDEX PORTFOLIO	110,206,895.679	5,064,173.927	9,556,833.113

EQ/GLOBAL BOND PLUS PORTFOLIO	29,117,460.447	631,241.234	1,597,485.280

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO	678,581,868.849	43,822,023.178	71,818,415.260

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO	157,003,588.714	6,390,040.222	16,787,326.911

1764

EQAT Portfolio	Votes For	Votes Against	Abstain

EQ/INVESCO COMSTOCK PORTFOLIO	11,477,895.616	193,026.406	900,874.533

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO	29,179,681.248	1,532,278.196	4,364,559.898

EQ/LARGE CAP GROWTH INDEX PORTFOLIO	86,300,085.208	4,370,620.613	5,383,629.599

EQ/LARGE CAP VALUE INDEX PORTFOLIO	61,664,706.807	3,173,073.701	3,699,830.518

EQ/MID CAP INDEX PORTFOLIO	115,760,135.047	5,179,483.650	8,314,546.621

EQ/MONEY MARKET PORTFOLIO	1,007,207,415.702	47,082,518.855	47,061,597.490

EQ/OPPENHEIMER GLOBAL PORTFOLIO	13,781,369.332	374,509.010	490,050.428

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO	8,905,299.526	219,872.795	137,390.507

EQ/QUALITY BOND PLUS	171,182,321.766	7,212,677.108	14,033,187.548

EQ/SMALL COMPANY INDEX PORTFOLIO	87,051,238.379	3,121,636.573	6,500,438.655

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO	16,306,956.048	825,273.565	1,278,226.068

MULTIMANAGER CORE BOND PORTFOLIO	66,634,777.983	1,598,278.097	9,418,802.772

MULTIMANAGER MID CAP GROWTH PORTFOLIO	16,398,245.978	682,321.320	1,503,762.191

MULTIMANAGER MID CAP VALUE PORTFOLIO	9,558,257.815	806,594.916	268,087.950

MULTIMANAGER TECHNOLOGY PORTFOLIO	36,298,941.552	1,485,962.845	1,804,166.389

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each Portfolio listed below approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and EQAT, on behalf of each EQAT Portfolio (except the Fund of Funds Portfolios and MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT CONVERTIBLE SECURITIES PORTFOLIO	1,399,856.112	4,764.240	0.000

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO	4,353,717.918	29,987.889	402,212.677

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO	31,756,711.695	1,126,482.298	1,245,204.418

1290 VT ENERGY PORTFOLIO	628,115.812	5,852.006	11,393.042

1290 VT HIGH YIELD BOND PORTFOLIO	20,476,373.874	165,859.903	785,191.121

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO	847,881.493	9,329.308	7,218.035

1290 VT MICRO CAP PORTFOLIO	12,072,769.197	0.000	0.000

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO	501,912.456	0.000	0.000

1290 VT NATURAL RESOURCES PORTFOLIO	2,386,182.795	67,027.887	0.000

1290 VT REAL ESTATE PORTFOLIO	2,409,107.548	123,284.884	46,081.100

1290 VT SMALL CAP VALUE PORTFOLIO	29,447,392.201	0.000	249,769.613

1290 VT SMARTBETA EQUITY PORTFOLIO	967,721.926	0.000	29,312.645

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO	10,392,778.463	242,841.178	1,312,312.341

1765

EQAT Portfolio	Votes For	Votes Against	Abstain

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	145,313,982.587	0.000	0.000

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO	224,197,039.610	0.000	0.000

ATM MID CAP MANAGED VOLATILITY PORTFOLIO	23,074,894.635	0.000	0.000

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO	74,169,925.311	0.000	0.000

AXA 400 MANAGED VOLATILITY PORTFOLIO	25,596,816.591	916,639.038	3,178,869.136

AXA 500 MANAGED VOLATILITY PORTFOLIO	324,082,601.466	13,530,767.488	17,578,458.959

AXA 2000 MANAGED VOLATILITY PORTFOLIO	144,480,945.958	5,804,326.663	8,183,230.628

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO	100,938,771.034	5,643,193.491	8,787,738.989

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO	130,478,762.851	6,319,690.668	10,202,914.384

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	152,246,638.368	2,846,155.068	7,351,993.277

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO	62,401,271.889	2,898,358.162	4,952,686.543

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO	197,398,956.317	11,332,231.268	17,186,968.683

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO	129,422,299.463	7,074,753.067	11,226,402.066

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO	224,988,470.044	10,870,541.948	15,249,066.611

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO	98,230,584.469	4,973,934.919	10,053,913.800

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO	4,313,095.013	0.000	33,745,992

AXA/AB DYNAMIC GROWTH PORTFOLIO	47,370,884.484	1,788,937.345	4,368,994.648

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO	185,374,574.098	9,990,443.547	14,464,948.046

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO	126,052,581.972	5,552,212.008	12,391,254.068

AXA/AB SMALL CAP GROWTH PORTFOLIO	86,336,553.559	4,365,355.354	6,498,494.799

AXA/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO	26,804,075.806	949,963.417	1,356,900.445

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO	94,788,424.498	6,000,565.071	7,790,720.685

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO	14,479,556.739	660,075.281	1,131,102.797

AXA/GOLDMAN SACHS STRATEGIC ALLOCATION PORTFOLIO	43,642,034.182	2,250,326.203	1,466,623.356

AXA/INVESCO STRATEGIC ALLOCATION PORTFOLIO	22,325,047.379	755,382.510	922,776.871

AXA/JANUS ENTERPRISE PORTFOLIO	44,612,757.284	2,229,330.240	2,669,543.844

1766

EQAT Portfolio	Votes For	Votes Against	Abstain

AXA/JPMORGAN STRATEGIC ALLOCATION PORTFOLIO	3,352,988.543	322,144.578	146,711.622

AXA/LEGG MASON STRATEGIC ALLOCATION PORTFOLIO	9,883,180.256	824,252.980	2,328,844.532

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO	25,531,070.701	0.000	0.000

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO	37,163,102.364	1,366,310.150	2,015,508.135

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO	49,688,057.997	2,611,657.453	3,896,500.368

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO	60,407,607.924	4,036,723.029	3,725,883.753

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO	13,078,682.425	517,790.722	628,120.038

EQ/COMMON STOCK INDEX PORTFOLIO	142,927,225.323	7,589,912.260	17,800,163.769

EQ/CORE BOND INDEX PORTFOLIO	742,242,086.274	33,193,482.858	69,712,481.905

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO	5,521,970.937	0.000	455,814.228

EQ/EQUITY 500 INDEX PORTFOLIO	109,016,402.530	5,845,049.756	9,966,450.433

EQ/GLOBAL BOND PLUS PORTFOLIO	29,027,461.057	728,953.152	1,589,772.752

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO	662,039,401.333	49,296,367.433	82,886,538.521

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO	154,607,919.856	7,613,764.789	17,959,271.202

EQ/INVESCO COMSTOCK PORTFOLIO	10,989,427.028	243,559.755	1,338,809.772

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO	28,782,876.015	1,632,356.126	4,661,287.201

EQ/LARGE CAP GROWTH INDEX PORTFOLIO	85,236,244.113	4,663,421.232	6,154,670.075

EQ/LARGE CAP VALUE INDEX PORTFOLIO	60,807,432.586	3,703,538.369	4,026,640.071

EQ/MID CAP INDEX PORTFOLIO	114,582,488.165	6,113,391.023	8,558,286.130

EQ/MONEY MARKET PORTFOLIO	988,218,329.955	53,349,929.916	59,783,272.176

EQ/OPPENHEIMER GLOBAL PORTFOLIO	13,714,158.702	406,929.144	524,840.924

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO	8,847,614.167	261,168.682	153,779.979

EQ/QUALITY BOND PLUS	169,203,200.168	8,301,797.961	14,923,188.293

EQ/SMALL COMPANY INDEX PORTFOLIO	86,138,421.853	3,597,078.013	6,937,813.741

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO	15,988,175.023	1,029,102.540	1,393,178.118

MULTIMANAGER CORE BOND PORTFOLIO	64,871,710.467	3,849,896.250	8,930,252.135

MULTIMANAGER MID CAP GROWTH PORTFOLIO	15,686,001.900	1,084,080.335	1,814,247.254

MULTIMANAGER MID CAP VALUE PORTFOLIO	9,170,772.388	983,144.390	479,023.903

MULTIMANAGER TECHNOLOGY PORTFOLIO	35,703,642.689	1,784,511.272	2,100,916.825

1767

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each Fund of Funds Portfolio listed below approved a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (“EQAT”), on behalf of each Fund of Funds Portfolio. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

AXA AGGRESSIVE EQUITY PORTFOLIO	222,691,489.651	8,536,209.180	15,684,555.687

AXA BALANCED STRATEGY PORTFOLIO	204,279,574.597	10,638,932.746	15,447,576.790

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO	95,143,697.583	3,199,681.237	9,200,079.566

AXA CONSERVATIVE STRATEGY PORTFOLIO	55,578,730.320	1,353,465.848	6,097,451.666

AXA GROWTH STRATEGY PORTFOLIO	258,256,860.594	12,118,402.729	14,491,250.661

AXA MODERATE GROWTH STRATEGY PORTFOLIO	386,870,640.104	13,462,196.661	28,242,296.182

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO	18,742,163.963	3,648,853.107	1,226,685.755

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO	86,400,256.444	4,291,938.183	11,899,516.264

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each Fund of Funds Portfolio listed below approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and EQAT, on behalf of each Fund of Funds Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstained

AXA AGGRESSIVE EQUITY PORTFOLIO	216,684,729.508	11,879,145.749	18,348,379.261

AXA BALANCED STRATEGY PORTFOLIO	198,991,725.741	12,563,271.277	18,811,087.115

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO	92,275,921.411	3,949,903.587	11,317,633.388

AXA CONSERVATIVE STRATEGY PORTFOLIO	53,228,794.885	1,627,218.933	8,173,634.016

AXA GROWTH STRATEGY PORTFOLIO	251,262,339.256	14,118,834.760	19,485,339.968

AXA MODERATE GROWTH STRATEGY PORTFOLIO	376,289,846.590	16,673,313.222	35,611,973.135

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO	16,722,109.749	4,382,200.559	2,513,392.517

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO	83,311,424.822	6,150,032.690	13,130,253.379

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each MONY Portfolio listed below approved a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and EQ Advisors Trust (“EQAT”), on behalf of each MONY Portfolio. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT EQUITY INCOME PORTFOLIO	87,826,959.660	2,297,844.020	7,166,983.704

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO	15,731,650.724	580,570.103	1,524,426.053

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO	44,416,350.274	2,926,050.742	2,220,168.307

1768

EQAT Portfolio	Votes For	Votes Against	Abstain

ALL ASSET GROWTH – ALT 20 PORTFOLIO	7,487,303.196	250,694.044	220,741.685

AXA/LOOMIS SAYLES GROWTH PORTFOLIO	54,783,859.970	1,763,578.364	2,527,533.496

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO	147,858,801.800	8,695,077.688	6,036,390.377

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO	128,265,994.948	1,095,150.360	12,261,856.349

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO	23,251,273.470	1,027,351.628	1,621,407.781

EQ/UBS GROWTH AND INCOME PORTFOLIO	5,407,942.033	618,295.520	389,219.021

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each MONY Portfolio listed below approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and EQAT, on behalf of each MONY Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstained

1290 VT EQUITY INCOME PORTFOLIO	87,676,754.954	2,711,638.581	6,903,393.849

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO	15,456,002.430	849,175.221	1,531,469.229

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO	43,833,914.316	3,280,621.048	2,448,033.959

ALL ASSET GROWTH – ALT 20 PORTFOLIO	7,491,495.224	248,246.067	218,997.634

AXA/LOOMIS SAYLES GROWTH PORTFOLIO	54,174,350.646	1,958,440.196	2,942,180.988

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO	146,286,929.514	8,772,438.180	7,530,902.171

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO	127,127,377.145	1,260,363.551	13,235,260.961

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO	22,876,436.716	1,280,820.182	1,742,775.981

EQ/UBS GROWTH AND INCOME PORTFOLIO	5,376,860.346	599,360.795	439,235.433

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each AllianceBernstein L.P. (“AllianceBernstein” or “AB”) Portfolio listed below approved a new investment sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and AllianceBernstein with respect to each AB Portfolio. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT NATURAL RESOURCES PORTFOLIO	2,386,182.795	67,027.887	0.000

1290 VT REAL ESTATE PORTFOLIO	2,424,415.420	107,977.016	46,081.096

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	145,313,982.587	0.000	0.000

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO	224,197,039.610	0.000	0.000

ATM MID CAP MANAGED VOLATILITY PORTFOLIO	23,074,894.635	0.000	0.000

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO	74,169,925.311	0.000	0.000

AXA 400 MANAGED VOLATILITY PORTFOLIO	25,768,896.403	718,549.079	3,204,879.283

AXA 500 MANAGED VOLATILITY PORTFOLIO	323,972,211.435	13,728,964.518	17,490,651.960

AXA 2000 MANAGED VOLATILITY PORTFOLIO	144,586,553.538	5,001,279.091	8,880,670.647

1769

EQAT Portfolio	Votes For	Votes Against	Abstain

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	152,374,034.613	3,359,773.514	6,710,978.586

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO	226,598,926.898	10,268,035.511	14,241,116.194

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO	4,313,095.013	33,745.992	0.000

AXA/AB DYNAMIC GROWTH PORTFOLIO	47,562,903.606	1,704,072.395	4,261,840.476

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO	186,860,748.967	8,694,396.051	14,274,820.673

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO	128,757,111.474	4,829,940.889	10,408,995.685

AXA/AB SMALL CAP GROWTH PROTFOLIO	87,228,371.549	3,742,910.154	6,229,122.009

EQ/COMMON STOCK INDEX PORTFOLIO	144,216,966.005	6,664,204.322	17,436,131.025

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO	5,476,565.407	41,221.930	459,997.828

EQ/EQUITY 500 INDEX PORTFOLIO	109,675,790.247	5,048,825.909	10,103,286.563

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO	156,241,094.593	6,406,229.913	17,533,631.341

EQ/LARGE CAP GROWTH INDEX PORTFOLIO	85,970,918.986	4,685,363.699	5,398,052.735

EQ/QUALITY BOND PLUS PORTFOLIO	169,226,296.154	7,141,799.564	16,060,090.704

EQ/SMALL COMPANY INDEX PORTFOLIO	87,440,530.892	2,847,359.478	6,385,423.237

MULTIMANGER AGGRESSIVE EQUITY PORTFOLIO	16,163,649.538	919,740.322	1,327,065.821

MULTIMANAGER MID CAP GROWTH PORTFOLIO	16,200,592.589	884,252.573	1,499,484.327

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of each AB Portfolio listed below approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each AB Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT NATURAL RESOURCES PORTFOLIO	2,386,182.795	67,027.887	0.000

1290 VT REAL ESTATE PORTFOLIO	2,424,415.420	107,977.016	46,081.096

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	145,313,982.587	0.000	0.000

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO	224,197,039.610	0.000	0.000

ATM MID CAP MANAGED VOLATILITY PORTFOLIO	23,074,894.635	0.000	0.000

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO	74,169,925.311	0.000	0.000

AXA 400 MANAGED VOLATILITY PORTFOLIO	25,495,116.425	899,124.514	3,298,083.826

AXA 500 MANAGED VOLATILITY PORTFOLIO	323,487,850.528	13,728,964.518	17,975,012.867

AXA 2000 MANAGED VOLATILITY PORTFOLIO	143,373,938.927	5,757,781.342	9,336,783.007

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO	151,269,652.107	3,359,773.514	7,815,361.092

1770

EQAT Portfolio	Votes For	Votes Against	Abstain

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO	223,111,813.994	11,940,093.157	16,056,171.452

AXA/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO	3,568,770.224	778,070.781	0.000

AXA/AB DYNAMIC GROWTH PORTFOLIO	46,839,978.451	1,899,456.103	4,789,381.923

AXA/AB DYNAMIC MODERATE GROWTH PORTFOLIO	185,642,052.497	9,511,865.669	14,676,047,525

AXA/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO	125,687,617.911	5,871,894.328	12,436,535.809

AXA/AB SMALL CAP GROWTH PROTFOLIO	86,119,184.906	4,428,914.393	6,652,304.413

EQ/COMMON STOCK INDEX PORTFOLIO	142,101,250.535	7,850,777.860	18,365,272.957

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO	5,517,787.331	0.000	459,997.834

EQ/EQUITY 500 INDEX PORTFOLIO	108,475,031.710	5,771,176.280	10,581,694.729

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO	153,896,496.234	7,342,209.656	18,942,249.957

EQ/LARGE CAP GROWTH INDEX PORTFOLIO	84,806,126.961	5,114,106.992	6,134,101.467

EQ/QUALITY BOND PLUS PORTFOLIO	167,611,449.206	8,262,394.533	16,554,342.683

EQ/SMALL COMPANY INDEX PORTFOLIO	86,297,849.549	3,356,292.429	7,019,171.629

MULTIMANGER AGGRESSIVE EQUITY PORTFOLIO	15,896,623.623	1,063,803.807	1,450,028.251

MULTIMANAGER MID CAP GROWTH PORTFOLIO	15,602,016.235	1,178,574.806	1,803,738.448

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the 1290 VT High Yield Bond Portfolio approved a new investment sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and AXA Investment Managers, Inc. (“AXA IM”) with respect to the 1290 VT High Yield Bond Portfolio. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT HIGH YIELD BOND PORTFOLIO	21,072,347.686	182,256.390	172,820.822

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the 1290 VT High Yield Bond Portfolio approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT HIGH YIELD BOND PORTFOLIO	20,303,553.113	182,256.390	941,615.395

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the 1290 VT SmartBeta Equity Portfolio approved a new investment sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) with respect to the 1290 VT SmartBeta Equity Portfolio. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT SMARTBETA EQUITY PORTFOLIO	967,721.926	0.000	29,312.645

1771

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the 1290 VT SmartBeta Equity Portfolio approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

1290 VT SMARTBETA EQUITY PORTFOLIO	967,721.926	0.000	29,312.645

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio and Multimanager Technology Portfolio approved a new investment sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and AllianceBernstein with respect to the EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio and Multimanager Technology Portfolio. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

EQ/LARGE CAP VALUE INDEX PORTFOLIO	61,393,867.733	3,120,493.807	4,023,249.486

EQ/MID CAP INDEX PORTFOLIO	114,884,190.172	5,335,667.165	9,034,307.981

MULTIMANAGER TECHNOLOGY PORTFOLIO	35,899,314.907	1,676,706.000	2,013,049.879

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio and Multimanager Technology Portfolio approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

EQAT Portfolio	Votes For	Votes Against	Abstain

EQ/LARGE CAP VALUE INDEX PORTFOLIO	60,545,240.340	3,701,708.630	4,290,662.056

EQ/MID CAP INDEX PORTFOLIO	113,844,564.557	6,175,287.605	9,234,313.156

MULTIMANAGER TECHNOLOGY PORTFOLIO	35,454,111.425	1,989,068.109	2,145,891.252

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the EQ Advisors Trust approved the election of Steven M. Joenk, Mark A. Barnard, Thomas W. Brock, Michael B. Clement, Donald E. Foley, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kathleen Stephansen, Kenneth L. Walker and Caroline L. Williams to serve as the Board of Trustees of EQ Advisors Trust. The results of the shareholder vote are as follows:

EQ Advisors Trust	Votes For	Votes Against

Mark A. Barnard	8,530,609,790.709	431,558,583.791

Thomas W. Brock	8,530,945,357.881	431,223,016.619

Michael B. Clement	8,539,790,723.718	422,377,650.782

Donald E. Foley	8,539,249,384.341	422,918,990.159

Steven M. Joenk	8,534,641,187.937	427,527,186.563

C. P.A. Komisarjevsky	8,516,231,835.704	445,936,538.796

H. Thomas McMeekin	8,536,705,906.296	425,462,468.204

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EQ Advisors Trust	Votes For	Votes Against

Gloria D. Reeg	8,530,963,944.751	431,204,429.749

Gary S. Schpero	8,530,219,808.747	431,948,565.753

Kathleen Stephansen	8,535,791,789.553	426,376,584.947

Kenneth L. Walker	8,539,378,259.014	422,790,115.486

Caroline L. Williams	8,526,596,312.523	435,572,061.977

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PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

1774

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2018 were $3,498,862 and for fiscal year 2017 were $2,760,870.

(b)	Audit-Related Fees for fiscal year 2018 were $0 and for fiscal year 2017 were $269,746.

(c)	Tax Fees for fiscal year 2018 were $1,111,233 and for fiscal year 2017 were $1,096,088. Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2018 were $228,050 and for fiscal year 2017 were $260,500.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)	(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2018, $3,874,735

For fiscal year 2017, $10,921,793

(h)

The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 1, 2019

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer and Treasurer
March 1, 2019